UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05186

Exact name of registrant as specified in charter:	Advanced Series Trust

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	12/31/2013

Date of reporting period:	12/31/2013

Item 1 – Reports to Stockholders

ADVANCED SERIES TRUST

ANNUAL REPORT • DECEMBER 31, 2013

This report is one of several that provides financial information about certain investment choices available under variable annuity or variable life insurance contracts. Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Trust’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

For information regarding enrollment in the e-Delivery program, please see the inside front cover of this report.

AST AQR Emerging Markets Equity Portfolio
AST BlackRock iShares ETF Portfolio
AST Cohen & Steers Realty Portfolio
AST Federated Aggressive Growth Portfolio
AST Goldman Sachs Concentrated Growth Portfolio
AST Goldman Sachs Large-Cap Value Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio
AST Goldman Sachs Small-Cap Value Portfolio AST Herndon Large-Cap Value Portfolio
AST International Growth Portfolio
AST International Value Portfolio
AST J.P. Morgan International Equity Portfolio
AST Jennison Large-Cap Growth Portfolio
AST Jennison Large-Cap Value Portfolio
AST Large-Cap Value Portfolio
AST Loomis Sayles Large-Cap Growth Portfolio
AST MFS Global Equity Portfolio
AST MFS Growth Portfolio
AST MFS Large-Cap Value Portfolio
AST Mid-Cap Value Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
AST Parametric Emerging Markets Equity Portfolio
AST QMA Emerging Markets Equity Portfolio
AST QMA Large-Cap Portfolio
AST Small-Cap Growth Portfolio
AST Small-Cap Value Portfolio
AST T. Rowe Price Equity Income Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST Templeton Global Bond Portfolio
AST Wellington Management Hedged Equity Portfolio

For information about enrolling in e-Delivery, please refer to the instructions below. Thank you.

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2013

■	LETTER TO CONTRACT OWNERS

■	MANAGEMENT REVIEW

■	PRESENTATION OF PORTFOLIO HOLDINGS

■	FEES AND EXPENSES TABLE

■	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	AST AQR Emerging Markets Equity Portfolio	A1
	AST BlackRock iShares ETF Portfolio	A16
	AST Cohen & Steers Realty Portfolio	A19
	AST Federated Aggressive Growth Portfolio	A22
	AST Goldman Sachs Concentrated Growth Portfolio	A28
	AST Goldman Sachs Large-Cap Value Portfolio	A31
	AST Goldman Sachs Mid-Cap Growth Portfolio	A35
	AST Goldman Sachs Small-Cap Value Portfolio	A39
	AST Herndon Large-Cap Value Portfolio	A45
	AST International Growth Portfolio	A49
	AST International Value Portfolio	A56
	AST J.P. Morgan International Equity Portfolio	A65
	AST Jennison Large-Cap Growth Portfolio	A69
	AST Jennison Large-Cap Value Portfolio	A73
	AST Large-Cap Value Portfolio	A77
	AST Loomis Sayles Large-Cap Growth Portfolio	A81
	AST MFS Global Equity Portfolio	A84
	AST MFS Growth Portfolio	A89
	AST MFS Large-Cap Value Portfolio	A93
	AST Mid-Cap Value Portfolio	A98
	AST Neuberger Berman Mid-Cap Growth Portfolio	A103
	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	A108
	AST Parametric Emerging Markets Equity Portfolio	A114
	AST QMA Emerging Markets Equity Portfolio	A132
	AST QMA Large-Cap Portfolio	A140
	AST Small-Cap Growth Portfolio	A147
	AST Small-Cap Value Portfolio	A153
	AST T. Rowe Price Equity Income Portfolio	A164
	AST T. Rowe Price Large-Cap Growth Portfolio	A169
	AST T. Rowe Price Natural Resources Portfolio	A173
	AST Templeton Global Bond Portfolio	A177
	AST Wellington Management Hedged Equity Portfolio	A183

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2013

■	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. The quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets over time. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Robert F. O’Donnell

President,

Advanced Series Trust	January 31, 2014

Advanced Series Trust (AST) AQR Emerging Markets Equity Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Cumulative Total Returns	Since Inception
Portfolio	2.40%
MSCI Emerging Markets Index (GD)	-2.40

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio Inception: 2/25/2013 Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

The AST AQR Emerging Markets Equity Portfolio was launched in February 2013. The following commentary covers the performance of the Portfolio from its inception through December 31, 2013. Over that period, it returned 2.40%.

The investment objective of the Portfolio is to seek long-term capital appreciation. The Portfolio is subadvised by AQR Capital Management LLC.

Emerging equity market performance was uneven over the period as concerns emerged over China’s slowdown in growth and instability in the Brazilian Real and Indian Rupee. Although concerns over tighter monetary policy from developed economy central banks quelled towards the end of 2013, the MSCI Emerging Market Index (GD) declined by -2.40% over the Portfolio’s period.

The Portfolio employs a disciplined approach emphasizing both top-down country and currency selection and bottom-up stock/industry selection. Investment views are generated using a multi-factor approach based on the combination of valuation, fundamental and price momentum, earnings quality, investor sentiment, stability, and management signaling measures. The overall strategy’s active risk is allocated 50% to stock and industry selection (the majority of this component is allocated to stock selection within industry), 25% to country selection, and 25% to currency selection.

The Portfolio outperformed its benchmark, the MSCI Emerging Markets Index (GD), by 4.80% over 2013 since inception. The Portfolio generated excess return in all three strategies with stock selection contributing 0.58%, country selection contributing 1.20%, and currency selection contributing 3.02%. The biggest contributors to the Portfolio’s outperformance in the stock selection model were momentum within industries, investor sentiment, and country-industry pairs. The only two factors that detracted from performance within stock selection were stability and management signaling. Country selection also had a positive impact on performance, driven by the subadviser’s overweight in China and underweight in Columbia. Currency selection was the largest contributor to the Portfolio during the year since inception from its positions in the Polish Zloty and the South Korean Won.

Value was captured through the equities, equity index futures and swaps, and currency forwards. Derivatives performed as expected and allowed the Portfolio to gain exposure to the equity market.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

The MSCI Emerging Markets Index (GD) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust (AST) BlackRock iShares ETF Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Cumulative Total Returns	Since Inception
Portfolio	6.20%
Blended Index	5.48
S&P 500 Index	17.42

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio Inception: 4/29/2013 Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED SINCE INCEPTION

The AST BlackRock iShares ETF Portfolio was launched in April 2013. The following commentary covers the performance of the Portfolio from its inception through December 31, 2013. Over that period, it returned 6.20%.

The investment objective of the Portfolio is to maximize total return with a moderate level of risk. The Portfolio is subadvised by BlackRock Financial Management, Inc.

Throughout the year the Portfolio remained overweight equities relative to fixed income. The Portfolio’s equity tilt contributed to performance over the year as increased optimism for economic growth and dovish global monetary policy created a favorable environment for equities.

Within equities, the Portfolio ended the year with a tilt toward developed markets, particularly favoring U.S., Germany, and Japan. With stronger household balance sheets, a housing market recovery, and lower energy prices, BlackRock expects U.S. investor confidence and economic growth to pick up in 2014. BlackRock believes German equities will outperform the broader euro zone due to its economic resilience and financial stability. The Portfolio initiated an overweight to Japanese equities in April after structural reforms to ignite the stagnant economy began to gain traction. In hindsight, the timing of this trade was delayed, as the Portfolio missed the first quarter rally, but maintained the Japan overweight for the remainder of the year before taking profits and reducing the position in December.

With the belief that cyclical sectors are well-positioned to benefit from the U.S. economic recovery, the Portfolio maintained overweight positions in the financial, healthcare, and information technology sectors. Throughout the year, the Portfolio’s underweight to real estate investment trusts (REITs) also contributed positively to performance. BlackRock continues to feel that REIT prices have been over-inflated in the present low interest rate environment and the asset class remains unattractive.

Within fixed income, the Portfolio’s overweight to U.S. high yield relative to core fixed income contributed to performance. However, toward year-end, BlackRock closed the overweight to high yield, adjusting the Portfolio’s risk exposure following the sector’s strong performance and substantial inflows. Throughout the year, the Portfolio was underweight duration, which contributed to returns, as the 10-year U.S. Treasury yield increased from 1.86% to 3.04% over the year. While BlackRock believes interest rates will continue to move slowly higher as 2014 progresses, the Portfolio has tactically added to core bonds, reducing the duration underweight as post quantative easing levels appear more attractively valued.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of S&P 500 Index (25%), Russell 2000 Index (5%) an unmanaged capitalization-weighted index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and over-the-counter market, Barclays U.S. Aggregate Bond Index (52%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, and iBoxx $ Liquid High Yield Index (3%) The index is designed to provide a broad representation of the U.S. dollar-denominated high yield liquid corporate bond market. These returns do not include the effect of any investment management expenses. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust (AST) Cohen & Steers Realty Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	3.13%	16.57%	9.26%
FTSE NAREIT Equity REIT Index	2.86	16.90	8.61
Wilshire US REIT Total Return Index	1.86	16.69	8.38

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2013, the AST Cohen & Steers Realty Portfolio returned 3.13%.

The Portfolio is subadvised by Cohen & Steers Capital Management, Inc. and its investment objective is to maximize total return through investment in real estate investment trust securities (REITs).

Commercial real estate continued to see strengthening demand across all property sectors in 2013, driven by an improving labor market, a housing recovery, increased corporate spending and a stronger global economy. However, REIT shares were negatively affected by a sharp rise in Treasury yields and concerns of higher interest rates beginning in May, after the U.S. Federal Reserve said it could begin to taper monetary stimulus. REITs gave back most of their strong gains achieved through the first several months.

Among the headwinds facing REITs were concerns about the negative effects of rising Treasury yields on property values. However, transactions in the private market indicated that real estate values were relatively stable, supported by continued cash flow growth and strong investment demand for high-quality properties. Due to this divergence between public and private sentiment, most REITs ended the year trading for less than the value of their underlying properties.

Returns diverged broadly across the REIT universe, depending largely on a company’s ability to grow cash flows in a rising-rate environment. This generally favored short-lease property types such as hotel REITs, which significantly outperformed all other sectors. Hotel companies are typically viewed as the least vulnerable to rising Treasury yields since they can raise room rates on a nightly basis, enabling them to quickly capture increasing economic activity.

The self storage sector also outperformed amid exceptionally strong cash flow growth, driven by acquisitions and reduced promotional activity. Industrial REITs also did well, as a strengthening economy led to increased global trade, manufacturing, and shipping volumes. In the shopping center sector, expansion by anchor tenants helped offset headwinds from retailers under pressure from e-commerce. By contrast, investors viewed regional mall REITs as more at risk to slowing sales among national retailers.

The apartment sector underperformed for a second straight year. Apartments were the only property sector to see meaningful supply growth, which, together with the overhang of a recovery in the “for-sale” housing market, threatened to slow the pace of income growth. Healthcare REITs also struggled, affected more than others by interest-rate concerns due to their relatively “bond-like” cash flows.

The Portfolio outperformed its benchmark, the Wilshire US REIT Total Return Index (the Index). Stock selection in the apartment sector contributed to performance, reflecting a reduced allocation to several securities that broadly underperformed. Stock selection in the diversified and hotel property sectors also helped, as did the Portfolio’s underweight to healthcare REITs. These positive factors were modestly offset by the negative effect of an underweight in the manufactured home sector, as well as stock selection and an underweight in office REITs.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

The Financial Times Stock Exchange National Association of Real Estate Investment Trusts (FTSE NAREIT) Equity REIT Index is an unmanaged index which measures the performance of all real estate investment trusts listed on the New York Stock Exchange, the NASDAQ National Market, and the American Stock Exchange. Wilshire US REIT Total Return Index is a float-adjusted market capitalization-weighted index of publicly traded real estate securities such as real estate investment trusts and real estate operating companies. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust (AST) Federated Aggressive Growth Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	40.81%	20.90%	9.34%
Russell 2000® Growth Index	43.30	22.58	9.41
Russell 2000® Index	38.82	20.08	9.07

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® and 2000® Growth Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2013, the AST Federated Aggressive Growth Portfolio returned 40.81%.

The Portfolio is subadvised by Federated Investors’ Kaufmann Investment Team, which seeks to achieve superior long term performance by uncovering promising growth companies trading at attractive valuations through proprietary fundamental research. The Portfolio’s investment objective is capital growth.

Early in the year stocks advanced along with the resolution of the U.S. fiscal cliff negotiations and increased confidence that central banks would maintain accommodative monetary policy. The housing industry improved, auto sales were strong and consumer spending rose. In the summer stocks sold off after the Federal Reserve (the Fed) announced that it could begin to “taper” its bond-buying stimulus program later in the year, but subsequently rose on strength in corporate earnings and an improving U.S. economy. In September stock markets pulled back over concerns about the impact on the economy of the Fed taper combined with the upcoming budget-ceiling debates and a looming shutdown of the Federal government. But despite the partial government shutdown in October, market turbulence was modest. Investors enthusiastically greeted the Fed’s announcement in December of a measured exodus from its stimulus programs beginning in 2014, and the U.S. stock market turned in a spectacular performance, with its best year since the 1997 tech rally.

Small-cap stocks outperformed mid- and large-cap stocks and growth stocks outperformed value stocks across all market capitalizations as measured by the Russell Indexes for the period. Often during a recovery, stocks of smaller firms, and particularly smaller, rapidly growing firms lead the markets. The Portfolio’s benchmark, the Russell 2000 Growth Index (the Index), returned 43.30%.

The Portfolio underperformed its benchmark primarily due to stock selection. One of the Portfolio’s largest holdings, Dynavax Technologies, posted a large drop and detracted from performance. Other holdings that detracted included International Meal and Arezzo Industria.

Several holdings made significant positive contributions to performance including Dexcom, Envestnet, Yoox, Puma Biotechnology, Chicago Bridge & Iron, Affiliated Managers, Salvatore Ferragamo, US Silica, Zogenix and Saliz Pharmaceutical.

Sector weightings had little impact on relative performance.

Although stock selection in the Portfolio’s foreign holdings was generally strong, overall foreign exposure significantly hurt performance because the U.S. markets outperformed. The Portfolio’s cash holdings were also a slight drag on performance relative to the Index as stock markets rose.

Use of derivatives during the fiscal period did not materially affect the performance of the Portfolio.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 2000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Russell 2000 Index is an unmanaged capitalization-weighted index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust (AST) Goldman Sachs Concentrated Growth Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	29.74%	19.71%	7.03%
Russell 1000® Growth Index	33.48	20.39	7.83
S&P 500 Index	32.37	17.93	7.40

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2013, the AST Goldman Sachs Concentrated Growth Portfolio returned 29.74%.

The Portfolio is subadvised by Goldman Sachs Asset Management, L.P. The Portfolio’s investment objective is to achieve long-term growth of capital.

The bull market in U.S. equities continued through the end of 2013. The S&P 500 Index, a broad measure of the U.S. equity market, gained 32.37%, the fifth consecutive year of gains. In December, the Federal Reserve (the Fed) ended seven months of speculation and announced it would begin tapering asset purchases, signaling confidence in the U.S. economy. Days later GDP growth for the third quarter was revised up to an annualized pace of 4.1%, the fastest in two years. Importantly, stronger consumption accounted for most of the upward revision. Small-cap stocks outperformed mid- and large-cap stocks and growth stocks outperformed value stocks across all market capitalizations as measured by the Russell Family of Indexes.

The Portfolio lagged its benchmark, the Russell 1000 Growth Index (the Index), which returned 33.48%. Stock selection in the information technology and healthcare sectors detracted from returns relative to the Index, while strength in positions in the consumer discretionary and industrials sectors contributed positively to performance.

Biotechnology holding Vertex Pharmaceuticals was a top contributor to returns. Supportive trial data throughout the year on one of its cystic fibrosis drugs under development caused shares to grow as regulatory approval of the treatment seemed more likely. Towards the end of 2013, uncertainty regarding one of Vertex’s trial drugs increased the stock’s volatility and the Portfolio exited its position. Chipotle Mexican Grill was also a top contributor after same-store sales growth exceeded expectations due to the roll-out of catering services, better customer service during peak periods, increased advertising, and a menu change. Chipotle should be well positioned for long-term growth by increasing same-store sales and expanding its store count globally.

Equinix, Inc., a leading data center service provider, detracted from returns after shares declined when the company reported results that were below expectations. However, Goldman Sachs believes that Equinix remains well positioned as a market leader and that the company’s unique assets will continue to command a premium lease rate compared with its peers. The company should also benefit from long-term growth trends, including growth in cloud computing, Internet traffic, enterprise outsourcing, and rising demand for optimized network performance.

A position in wireless tower company American Tower was also a drag on performance. Tower companies underperformed the broad market due to concerns over the impact of rising interest rates on the valuation of Real Estate Investment Trusts (REITs). Goldman Sachs believes the fundamentals of the tower industry remain robust and that the company is attractively priced considering its cash flow profile and its leading position in a growing industry with a high barrier of entry.

The Portfolio no longer holds a position in Vertex Pharmaceuticals.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Growth Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust (AST) Goldman Sachs Large-Cap Value Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	33.54%	15.23%	5.62%
Russell 1000® Value Index	32.53	16.67	7.58
S&P 500 Index	32.37	17.93	7.40

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2013, the AST Goldman Sachs Large-Cap Value Portfolio returned 33.54%.

The Portfolio is subadvised by Goldman Sachs Asset Management, L.P. The Portfolio’s investment objective is to achieve long-term growth of capital.

The bull market in U.S. equities continued through the end of 2013. The S&P 500 Index, a broad measure of the U.S. equity market, gained 32.37%, the fifth consecutive year of gains. In December, the Federal Reserve (the Fed) ended seven months of speculation and announced it would begin tapering asset purchases, signaling confidence in the U.S. economy. Days later GDP growth for the third quarter was revised up to an annualized pace of 4.1%, the fastest in two years. Importantly, stronger consumption accounted for most of the upward revision. Small-cap stocks outperformed mid- and large-cap stocks and growth stocks outperformed value stocks across all market capitalizations as measured by the Russell Family of Indexes.

The Portfolio outperformed its benchmark, the Russell 1000 Value Index (the Index), which returned 32.53%. Financials was the top performing sector in the Portfolio, whereas its position in information technology detracted from returns, relative to the Index.

Lincoln National Corp. was the top-performing stock in the Portfolio. Shares of the insurance and retirement services provider rose after reporting strong second quarter results, attributed to elevated alternative investment income and growth in its annuities business. Lincoln also benefited from rising interest rates, because a significant portion of the company’s profitability is driven by its interest-rate sensitive life insurance and annuity lines of business. Despite strong performance in 2013, Goldman Sachs believes Lincoln has additional potential upside as the interest-rate environment for insurance and retirement services continues to improve.

ARIAD Pharmaceuticals, a biopharmaceutical company focused on the discovery, development, and commercialization of small-molecule drugs for the treatment of cancer, was the top overall detractor from relative performance. During the fourth quarter, ARIAD’s stock price declined after the FDA placed a partial clinical hold on enrollment in all trials of Iclusig, the company’s approved Chronic Myeloid Leukemia (CML) drug, due to the risk of blood clots among participants. Subsequently, the company halted the phase 3 trial and active marketing of the drug. Given the unexpected setback, the Portfolio exited its position in favor of other opportunities with more attractive risk/return profiles.

The Portfolio no longer holds a position in ARIAD Pharmaceuticals.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Value Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust (AST) Goldman Sachs Mid-Cap Growth Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	10-Years
Portfolio	32.19%	23.63%	10.21%
Russell Midcap® Growth Index	35.74	23.37	9.77
S&P MidCap 400 Index	33.50	21.89	10.36

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell Midcap® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2013, the AST Goldman Sachs Mid-Cap Growth Portfolio returned 32.19%.

The Portfolio is subadvised by Goldman Sachs Asset Management, L.P. The Portfolio’s investment objective is to achieve long-term growth of capital.

The bull market in U.S. equities continued through the end of 2013. The S&P 500 Index, a broad measure of the U.S. equity market, gained 32.37%, the fifth consecutive year of gains. In December, the Federal Reserve (the Fed) ended seven months of speculation and announced it would begin tapering asset purchases, signaling confidence in the U.S. economy. Days later GDP growth for the third quarter was revised up to an annualized pace of 4.1%, the fastest in two years. Importantly, stronger consumption accounted for most of the upward revision. Small-cap stocks outperformed mid- and large-cap stocks and growth stocks outperformed value stocks across all market capitalizations as measured by the Russell Family of Indexes.

The Portfolio underperformed its benchmark, the Russell Midcap Growth Index (the Index), which returned 35.74% for the period, primarily due to positioning in the industrials and information technology sectors. Conversely strong stock selection in the financials and materials sectors contributed to relative performance.

Pandora Media, a leading Internet radio service provider, was a top contributor to relative returns. The company’s outperformance was driven by strong growth in key audience metrics, including listener hours, share of total U.S. radio listening, and number of active listeners. Deckers Outdoor Corporation, a footwear and retail company, also contributed to returns. In the view of Goldman Sachs, the market is beginning to realize the company is likely to meet and potentially beat earnings expectations during the important winter selling season. The company is well positioned for long-term growth as the UGG brand is transforming into a global lifestyle brand, and the company is expanding its product lineup and store count.

Equinix, Inc., a leading data center services company, detracted from returns after shares declined when the company reported results that were below expectations. However, Goldman Sachs believes that Equinix remains well positioned as a market leader and that the company’s unique assets will continue to command a premium lease rate compared with its peers. The company should also benefit from long-term growth trends, including growth in cloud computing, Internet traffic, enterprise outsourcing, and rising demand for optimized network performance.

Rackspace Hosting, Inc. also detracted from performance after being plagued with challenges gaining traction with its new cloud offering, which caused a slowdown in sales growth. Goldman Sachs believes there are many new entrants into the space, some of which are large, established competitors that could lead to price degradation, leading to the Portfolio’s decision to exit the stock.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell Midcap Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. S&P MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust (AST) Goldman Sachs Small-Cap Value Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	38.81%	21.21%	10.41%
Russell 2000® Value Index	34.52	17.64	8.61
Russell 2000® Index	38.82	20.08	9.07

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® and 2000® Value Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2013, the AST Goldman Sachs Small-Cap Value Portfolio returned 38.81%.

The Portfolio is subadvised by Goldman Sachs Asset Management, L.P. The Portfolio’s investment objective is long-term growth of capital.

The bull market in U.S. equities continued through the end of 2013. The S&P 500 Index, a broad measure of the U.S. equity market, gained 32.37%, the fifth consecutive year of gains. In December, the Federal Reserve (the Fed) ended seven months of speculation and announced it would begin tapering asset purchases, signaling confidence in the U.S. economy. Days later GDP growth for the third quarter was revised up to an annualized pace of 4.1%, the fastest in two years. Importantly, stronger consumption accounted for most of the upward revision. Small-cap stocks outperformed mid- and large-cap stocks and growth stocks outperformed value stocks across all market capitalizations as measured by the Russell Family of Indexes.

The Portfolio outperformed its benchmark, the Russell 2000 Value (the Index), which returned 34.52%. Holdings in the financials sector contributed the most to Portfolio returns, whereas holdings in the consumer discretionary sector detracted, relative to the Index.

American Equity Investment Life Holding Co., a leading underwriter of fixed index and fixed rate annuities, was a top contributor to Portfolio returns. Shares gradually traded higher supported by earnings that exceeded investor expectations. As American Equity is highly affected by an improving U.S. economy, the company appears to be well positioned to benefit from a rising interest rate environment and a potentially steepening yield curve.

American Campus Communities, Inc., a developer of student housing communities, was a top detractor to relative performance after it underperformed throughout the year due to investor concerns over occupancy rates and reduced rent growth. Despite weakness over the past year, Goldman Sachs is positive on the company’s opportunities for continued growth and its positioning in attractive university markets. Recent challenges will be a catalyst for operational improvement, and the company’s track record of strong execution is encouraging.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 2000 Value Index is an unmanaged index comprised of securities in the Russell 2000 Index with a less-than average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios. Russell 2000 Index is an unmanaged capitalization-weighted index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange, and over-the-counter market. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust (AST) Herndon Large-Cap Value Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	34.63%	15.10%	7.26%
Russell 1000® Value Index	32.53	16.67	7.58
S&P 500 Index	32.37	17.93	7.40

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2013, the AST Herndon Large-Cap Value Portfolio returned 34.63%.

The investment objective of the Portfolio is maximum growth of capital by investing primarily in the value stocks of larger companies. The Portfolio is subadvised by Herndon Capital Management, LLC.

U.S. Large Cap equities performed well in 2013 with double digit gains in the first and fourth quarters. The Russell 1000 Value index posted positive gains in ten of the twelve months in 2013. Investors in large cap domestic stocks — growth and value; small, mid and large cap — appeared to express confidence that the post-financial crisis recovery has firmly taken root.

The following commentary discusses the performance of the former AST Blackrock Value Portfolio during the reporting period from January 1, 2013 to July 15, 2013.

Stock selection that contributed positively to relative results was in industrials. Airline stocks performed well as strong demand, higher ticket prices and slimmed-down operations resulted in increased profits industry-wide. An overweight in aerospace and defense holding Boeing Co. also aided returns. An overweight in airline operator United Continental Holdings Inc. provided the greatest benefit. Within materials, a lack of exposure to the poor-performing metals and mining industry was the most notable contributor, followed by an overweight in containerboard manufacturers, particularly Rock-Tenn Co.

Relative to the benchmark index, negative performance in the healthcare and energy sectors overshadowed positive results in industrials and materials.

Positioning within the healthcare sector was the largest detractor from performance, with weakness most pronounced in the pharmaceutical and healthcare providers and services segments. In pharmaceuticals, detractors included a position in Pfizer and underexposure to key benchmark constituent Johnson & Johnson, which surged over the period.

The following commentary discuses the performance of the AST Herndon Large-Cap Portfolio from July 15, 2013 to December 31, 2013.

The three greatest contributing sectors for the period were healthcare, financials, and utilities. Despite the Portfolio’s underweight in the healthcare sector, stock selection was the driver of outperformance in the sector as Endo Health Solutions and United Therapeutics, in particular, posted strong gains. The story was similar in the financials sector as stock selection mitigated the Portfolio’s underweight. Waddell & Reed and McGraw Hill were some of the top contributors. The Portfolio’s underweight in the utilities sector also benefitted relative outperformance.

The sectors that contributed the least to performance were consumer staples, consumer discretionary, and industrials. Consumer staples holdings lagged as the market continued to embrace more domestic oriented holdings and not companies with multinational exposure. Only Colgate and Herbalife outperformed the benchmark sector return. The Portfolio’s overweight stance and poor stock selection in the consumer discretionary sector compounded underperformance, as Coach also posted a modest decline. Lastly, the Portfolio’s holdings in industrials underperformed against the sector holdings in the Index.

The top positive individual stock contributor was Endo Health Solutions. The stock with the greatest negative contribution was Apartment Investment and Management from the financials sector, due to poor performance in real estate investment trusts (REITS).

The Portfolio no longer holds positions in Boeing Co., Johnson & Johnson, Pfizer, Rock-Tenn Co., and United Continental Holdings Inc.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Value Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. These returns do not include the effect of any investment management expenses. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust (AST) International Growth Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	19.06%	14.09%	6.49%
MSCI EAFE Index® (GD)	23.29	12.96	7.39

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2013, the AST International Growth Portfolio returned 19.06%.

The Portfolio’s assets are independently subadvised by William Blair & Company, Jennison Associates, LLC, and a third subadviser. Marsico Capital Management, LLC subadvised the third segment in 2013 until its replacement by Neuberger Berman Management LLC, in June. The investment objective of the Portfolio is long-term growth of capital.

The MSCI EAFE (GD) Index (the Index) climbed by 23.29% for the year, gross dividends. As investors became convinced that the global economy was recovering, albeit slowly, large gains were common among developed market countries. In terms of economic sectors, telecommunication services and consumer discretionary stocks led the market, while materials, energy, and utilities trailed.

Allocations to emerging markets countries, which are not in the Index, had the largest negative impact on performance relative to that Index. Allocations to Mexico, Brazil, South Korea, South Africa, and Turkey all significantly detracted as emerging markets suffered from the potential impact of the end of U.S. Federal Reserve’s easing, which might cause interest rates to rise and capital flows to emerging markets to decline. Earnings growth in these countries might slow. All subadvisers routinely invest in emerging markets stocks, as they have found significant growth opportunities there and so these choices were within our expectations.

Underweights in Japan also detracted. The William Blair and Jennison subadvised segments both routinely underweight Japan, as higher growth opportunities have been difficult to find. The Neuberger subadvised segment also underweighted Japan as well. Japanese stocks advanced significantly as the new government led by Shinzo Abe announced reforms that included stimulus policies. Consequently, the yen declined, and stocks of Japanese exporters rose, benefiting the Japanese market as a whole. Despite these advances, it is still unclear whether these reforms will produce long-term growth, and all three subadvisers continue to underweight Japan.

In aggregate, stock selection detracted from returns, as financial sector holdings for the Jennison, Neuberger, and William Blair sub-advised segments did not keep pace with the corresponding Index components. From a country perspective, subaviser Jennison’s U.K. holdings outperformed the corresponding Index components, offsetting some of the negative relative performance. Moreover, overall Portfolio allocations to various economic sectors contributed to its relative performance. As global economic conditions improved, international consumer discretionary stocks benefited, while the slowdown in China led to commodity price declines and faltering materials stocks. The William Blair and Jennison sub-advised segments were looking for companies with higher growth rates, so they were overweight in the consumer discretionary sector and underweight in materials companies, which tend to have lower growth rates.

At times, the William Blair subadvised segment will use derivatives to hedge currencies in their segment. This had a slight negative impact in periods of 2013. Although the yen weakened against the dollar over the year as a whole, there were times in the middle of the year when it strengthened. British sterling gained against the dollar through most of the year as European prospects continued to improve.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

MSCI EAFE Index (GD) — Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust (AST) International Value Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	19.47%	12.06%	7.42%
MSCI EAFE Index® (GD)	23.29	12.96	7.39

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2013, the AST International Value Portfolio returned 19.47%.

The Portfolio’s assets are independently subadvised by LSV Asset Management and Thornburg Investment Management, Inc. opportunistically using traditional fundamental securities analysis. The Portfolio investment objective is capital growth.

The MSCI EAFE Index (GD) (the Index) climbed by 23.29%. International investors in the value style had an easier time outperforming the Index than did international growth managers. The Index outperformed almost half of the funds in the Lipper VP International Core and International Growth universes, while slightly outperforming the equivalent median of the value universe by less than one percentage point. For another year, the Index’s return was dominated by the financials sector, which makes up almost a quarter of the Index by capitalization and which rose more than 24%. Most value managers were underweight in this sector.

The Portfolio’s underperformance of the Index was largely the result of asset selection in the industrials and consumer discretionary sectors. The Portfolio’s challenges in the industrials sector were witnessed in the capital goods space, where the Portfolio’s positions failed to keep pace with those of the Index’s. Struggles in the consumer discretionary space were driven by picks in the Pacific Rim region; notably in the automobile components and consumer apparel groups. Conversely, the Portfolio’s relative performance was helped by its stock selection in the materials, technology, telecommunication and utilities sectors. Holdings in France, the United Kingdom, Switzerland, and Mexico also contributed to performance.

A small, yet consistent, allocation to cash, held to assist with day-to-day cash flow management, had a negative impact on performance as foreign equity markets rallied strongly in 2013.

From time-to-time, Thornburg will use currency forwards (a form of a derivative security) as a tool to hedge some of the currency risk from investing in non-U.S. stocks. This intermittent hedging strategy is not expected to have a significant impact on the performance of the overall Portfolio. Overall for 2013, foreign exchange hedging had a slightly positive effect on the Portfolio.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

MSCI EAFE Index (GD) — Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust (AST) J.P. Morgan International Equity Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	15.36%	13.22%	6.66%
MSCI EAFE Index® (GD)	23.29	12.96	7.39

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2013, the AST J.P. Morgan International Equity Portfolio returned 15.36%.

The Portfolio is subadvised by J.P. Morgan Investment Management Inc. with the investment objective of capital growth.

World equity markets closed the year on a strong note, fueled by signs that the global economy continued to improve, but at a pace sufficiently modest to allow most major central banks to maintain accommodative policies. With conditions in the periphery countries having stabilized and Germany continuing to motor along, the euro zone emerged from recession. However, the fragile recovery, combined with a lack of inflationary pressures, prompted a surprise rate cut by the European Central Bank (ECB). Japan appears to be responding, at least partially, to policymakers’ attempts to reflate the economy. Economic growth has slowed in recent months, but remains positive. The Bank of Japan’s asset purchase program continued to put pressure on the yen, helping boost the profitability of export-oriented corporations even as year-over-year consumer price index readings rose to their highest levels since 2008.

In the U.S., the Federal Reserve (the Fed) announced in December that it would scale back bond purchases from $85 billion to $75 billion a month. Investors reacted favorably, interpreting the move as confirmation that the U.S. economy had strengthened — a view seemingly justified by the unemployment rate falling to 7% in November and third-quarter GDP growth being revised upwards to a seasonally-adjusted annualized rate of just over 4%.

The Portfolio underperformed its benchmark, the MSCI EAFE Index (GD) (the Index), which returned 23.29%. Stock selection in financials, consumer discretionary, and information technology contributed the most to underperformance relative to the Index. Regionally, exposure to the emerging markets and stock selection, combined with an underweight allocation to Japan, detracted from performance.

An underweight allocation in utilities and stock selection in healthcare were the main contributors to relative performance. An underweight allocation to the Pacific Rim also boosted returns.

At the stock level, Nitto Denko, the Japanese maker of specialty materials, was a major detractor. The company cut its profit forecast twice during the quarter, citing fiercer competition from new entrants and weaker-than-expected demand for computer tablets. Despite short-term challenges, J.P. Morgan expects the company to remain the dominant touch-solution material provider for smart-phones and tablets, and the company’s cost-cutting efforts should help offset some pricing pressures.

On the upside, Prudential plc, the U.K. insurance group, contributed positively to performance. Growth in recent years has been spearheaded by Asia, which now accounts for almost half the company’s revenues. The company has increased its annual dividend every year for the last seven calendar years and that trend looks to continue.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

MSCI EAFE Index (GD) — Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust (AST) Jennison Large-Cap Growth Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	Since Inception
Portfolio	36.49%	16.45%
Russell 1000® Growth Index	33.48	17.57
Russell 1000® Index	33.11	16.83

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 9/25/2009. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® and 1000® Growth Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2013, the AST Jennison Large-Cap Growth Portfolio returned 36.49%.

The investment objective of the Portfolio is long-term growth of capital. The Portfolio is subadvised by Jennison Associates LLC (Jennison).

Consumer discretionary positions, which hold a major weight in the Portfolio, were strong contributors to return as both an overweight and stock selection were beneficial. Amazon.com accelerated its business investment to drive robust longer-term growth not only in its core retail business but through the proliferation of digital commerce via the mobile market. Substantial revenue growth reflected its efforts. Gross bookings growth increased at online travel company Priceline.com, which Jennison believes is poised to benefit from the long-term shift to online travel spending.

Healthcare holdings, in particular biopharmaceutical companies, which held a meaningful weight in the Portfolio, were strong contributors to return. The Food and Drug Administration (FDA) approved Biogen Idec’s Tecfidera for multiple sclerosis. Jennison believes the drug’s ease of use could support broad adoption and potential market leadership. Tecfidera may also eventually treat other neurodegenerative diseases such as ALS and Parkinson’s. The FDA also approved Gilead Sciences’ Sovaldi for the treatment of hepatitis C. Sovaldi could shorten treatment duration, and trial data indicate that it is significantly more effective than current regimens. Gilead’s oncology pipeline also looks promising.

Stock selection was beneficial in information technology. MasterCard’s strong revenue and earnings were driven by strong growth in global dollar volume and processed transactions. Jennison expects MasterCard to continue to benefit from the long-term shift from cash to electronic credit/debit transactions. Google performed well, reflecting its competitive position, strong advertising revenue, and YouTube income-generating opportunities. LinkedIn’s revenue and earnings exceeded consensus expectations significantly. The company is a leading global online professional network that provides what Jennison considers unique access to a scale database of active and passive job candidates. Adjacent growth opportunities in marketing services and professional publishing are added potential drivers in early phases of development. Facebook, whose ad revenue advanced strongly, was driven by gains in mobile. Jennison views Facebook as the world’s preeminent Internet-based social network with a dominance Jennison believes no rival can easily match and a network effect that creates formidable barriers to entry.

Other technology holdings detracted from performance. Rackspace Hosting’s difficulties were largely related to changes in its sales force structure and concerns that its business is being commoditized. Rackspace provides Web and cloud-hosting services to more than 180,000 enterprise customers. VMware was hurt by uncertainty about the timing and pace of new product revenue acceleration. Jennison eliminated the Portfolio’s position in Rackspace.

In industrials, Boeing reported strong earnings-per-share (EPS), revenue, cash flow, and margins. Of particular note, the profitability of the company’s 787 Dreamliner improved, due to an accelerated production rate.

Portfolio holdings in energy and materials posted solid double-digit gains but lagged the returns of the benchmark sectors.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 Index is an unmanaged, capitalization-weighted index which is comprised of 1,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange, and the over-the-counter market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Jennison Associates LLC is a registered investment adviser and Prudential Financial company.

Advanced Series Trust (AST) Jennison Large-Cap Value Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	Since Inception
Portfolio	31.43%	12.94%
Russell 1000® Value Index	32.53	16.04
Russell 1000® Index	33.11	16.83

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 9/25/2009. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® and 1000® Value Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2013, the AST Jennison Large-Cap Value Portfolio rose by 31.43%.

The Portfolio’s investment objective is capital appreciation. The Portfolio is subadvised by Jennison Associates LLC (Jennison).

The Portfolio performed in line with its benchmark index, the Russell 1000 Value Index. Stock selection in financials and industrials were the most important contributors to relative performance. Several strong performers from diverse sub-sectors contributed and were led by Morgan Stanley and MetLife. During the period, Morgan Stanley continued to make progress on several fronts; it announced an unexpected share buyback, anticipates being compliant with the Basel III supplementary leverage ratios by 2015, enjoyed steady growth in its wealth management division, and reported that it is on track to achieve expense reduction targets. Jennison considers MetLife to be an excellent, attractively valued company that has significantly reduced risk, improved its business mix, and is seeing growth in its emerging markets businesses.

In industrials, Boeing, Delta Air Lines, and United Continental Holdings were especially strong contributors. Boeing reported several strong successive quarters, putting behind it a rocky start to the year as a result of 787 battery problems. Margins have been particularly strong as a result of higher production rates in high margin legacy programs and lower than expected research and development costs. Costs of 787 production also have continued to decline and free cash flow has consistently exceeded expectations. The Portfolio no longer holds a position in Delta Air Lines.

Stock selection was most detrimental to relative returns in materials, information technology, and consumer discretionary, but overweight positions in the latter two sectors offset a significant portion of the negative impact. In materials, two gold mining companies, Newmont Mining and Goldcorp, hurt by declining gold prices, accounted for most of the losses. Those mining companies that can get their costs under control now — and Jennison believes Goldcorp has demonstrated that it is able to — will most likely benefit from significant operating leverage when gold prices finally rise again. The Portfolio no longer holds a position in Newmont Mining.

In information technology, only JDS Uniphase and Maxim Integrated lost ground, and their losses were offset by several strong performers, including Google, Flextronics International, and Microsoft. However, the absence from the Portfolio of a couple of strong holdings in the benchmark weakened relative performance.

In consumer discretionary, JC Penney detracted. JCPenney has been in the midst of a turnaround and began to show signs that it had reached a turning point late in the period, in Jennison’s view. Shares probably declined on profit taking as positive indicators accumulated. Lear, Liberty Global, and Comcast, meanwhile, were major contributors in the sector.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Value Index is an unmanaged index comprised of securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios. Russell 1000 Index is an unmanaged, capitalization-weighted index which is comprised of 1,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange, and over-the-counter market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust (AST) Large-Cap Value Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	39.86%	16.18%	5.75%
Russell 1000® Value Index	32.53	16.67	7.58
S&P 500 Index	32.37	17.93	7.40

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2013, the AST Large Cap Value Portfolio returned 39.86%.

The Portfolio seeks current and long-term growth of income, as well as capital appreciation. The Portfolio is subadvised by Hotchkis & Wiley Capital Management, LLC.

The rally in large cap U.S. equities extended through the end of 2013. The S&P 500 Index enjoyed strong gains, finishing the year up 32.37%. It made record highs in December as the U.S. Federal Reserve ended months of speculation and announced it would finally begin tapering asset purchases, signaling confidence in the U.S. economy. U.S. gross domestic product (GDP) growth for the third quarter was revised upward to an annualized rate of 4.1%, the most in two years.

The Russell 1000 Value Index (the Index) experienced strong performance in 2013, gaining 32.53% for the year.

The Portfolio outperformed the Index in 2013. Both asset selection and sector allocation had a positive impact on relative results. Sectors with the strongest relative performance were financials (mostly insurance companies), technology (both computer and electronic companies), and telecommunication services. Additionally, having an overweight to technology, which was the index’s best performing area, and no exposure to the materials sector, which was one of the weakest, helped achieve excess results.

Having a modest cash position detracted from relative performance. Since the Index returned more than 30% for the year, even a small position to cash served as a headwind. It’s important to note that cash is a residual of the subadviser’s investment process and is not being used as a tactical tool.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Value Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust (AST) Loomis Sayles Large-Cap Growth Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	36.61%	18.75%	7.32%
Russell 1000® Growth Index	33.48	20.39	7.83
S&P 500 Index	32.37	17.93	7.40

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the 12-month period ended December 31, 2013, the AST Loomis Sayles Large-Cap Growth Portfolio rose 36.61%

The Portfolio is subadvised for capital growth by Loomis, Sayles & Company, L.P. The Portfolio’s investment objective is to seek capital growth.

The Portfolio was subadvised by Marsico Capital Management LLC (Marsico) until July 15, 2013, and by Loomis Sayles & Company, L.P. (Loomis) thereafter.

The Russell 1000 Growth Index (the Index) returned 33.48%. It was a very strong year for domestic stocks as investors came to the conclusion that economic growth was well established, albeit not strong, and the Federal Reserve convinced them that interest rates were not going to rise substantially any time soon. As is often the case in an economic recovery, stocks of smaller and rapidly growing firms led the way, although the margin of growth stocks over value in the large-cap market was trivial. The consumer discretionary, healthcare, and industrials sectors of the Index nonetheless exceeded a 40% return, and only the telecommunications sector returned less than 20%.

Both subadvisers beat the Index during the periods they managed the Portfolio. Marsico outperformed due to both stock selection and sector allocation. The Portfolio benefited significantly from below-Index exposure to information technology, the weakest-performing sector during that period (and one of the weakest over the full year) and from an above-Index weighting in consumer discretionary stocks. Selection of stocks within healthcare was the primary driver of outperformance, particularly the Portfolio’s biotechnology positions. The Portfolio also benefited from stock selection in information technology. Strong performance was somewhat offset by weaker stock selection in the consumer discretionary, energy, and consumer staples sectors.

During its period as subadviser, Loomis Sayles benefited from good stock selection in the consumer discretionary, information technology, and financials sectors, while selection in the healthcare and consumer staples sectors detracted from relative performance. Facebook, Amazon, and Google were the top contributors during the period. The two main detractors from performance were Cisco Systems and Danone. Loomis believes that Cisco’s end-to-end architecture solution makes it uniquely positioned to benefit from a coming exponential growth in internet traffic. Danone was hurt by short-term setbacks due to an erroneous warning of tainted ingredients from a New Zealand supplier.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust (AST) MFS Global Equity Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	27.63%	17.53%	9.87%
MSCI World Index® (GD)	27.37	15.68	7.56
MSCI EAFE Index (GD)	23.29	12.96	7.39

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2013, the AST MFS Global Equity Portfolio returned 27.63%.

The Portfolio is subadvised by Massachusetts Financial Services Company (MFS) with the investment objective of capital growth.

Investors looked through a host of concerns throughout 2013, ranging from a humanitarian crisis in Syria to a brief shutdown of the U.S. government, and zeroed in on corporate America’s profit viability. During the summer, concerns that the U.S. Federal Reserve (the Fed) would begin tapering its quantitative easing (QE) program initially caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. While earnings growth decelerated in the second half of the year, economic data reflected moderate, but resilient, U.S. growth. Subsequently investors reacted favorably to the Fed’s December announcement that tapering would begin in January, and appeared to conclude that there would be no major change in U.S. monetary policy as a result of the nomination of Janet Yellen as the new Fed Chairman for the term beginning in February.

Developed world equity markets also closed the year on a strong note as accommodative monetary policy helped to ease the euro zone out of recession. In Japan, the economy responded favorably to accelerated monetary easing by the Bank of Japan.

The Portfolio outperformed its benchmark, the MSCI World Index (GD) (the Index), which returned 27.37%. Stock selection was the main driver of performance. Stock selection in the basic materials sector, including diversified industrial company 3M, boosted performance. The stock traded higher after management announced more aggressive capital deployment actions, raising its dividend and increasing its share repurchase program for 2014. A combination of security selection and an overweight selection in the healthcare sector strengthened returns. An overweight position in life sciences supply company Thermo Fisher Scientific and holdings in medical device maker St. Jude Medical and the German pharmaceutical company Bayer helped performance.

Returns in the leisure sector were boosted by the combination of an overweight allocation and stock selection, including media conglomerate Walt Disney. Overweight positions in other individual stocks that helped performance included custody bank State Street and advertising agency operator WPP Group. Although the Portfolio does not actively manage currency, an underweight position in the Japanese yen and an overweight position in the euro had a positive impact on relative returns as the yen depreciated while the euro appreciated during the year.

Several factors detracted from performance. An overweight allocation and stock selection in the consumer staples sector, including holdings in Dutch brewer Heineken and the French spirits company Pernod Ricard, detracted from relative performance. Stock selection in the technology sector hurt performance, particularly South Korean microchip and electronics manufacturer Samsung Electronics. Individual stocks in other sectors held back performance including holdings in Italian oil and gas contractor Saipem, and an overweight position in global luxury goods company LVMH.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

MSCI EAFE Index (GD) — The Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. MSCI World Index (GD) — Morgan Stanley Capital International World Index is an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust (AST) MFS Growth Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	36.71%	17.40%	7.76%
Russell 1000® Growth Index	33.48	20.39	7.83
S&P 500 Index	32.37	17.93	7.40

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2013, the AST MFS Growth Portfolio returned 36.71%.

The Portfolio is subadvised by Massachusetts Financial Services Company (MFS) with the investment objective of long-term growth of capital and future, rather than current, income.

Investors looked through a host of concerns throughout 2013, ranging from a humanitarian crisis in Syria to a brief shutdown of the U.S. government, and zeroed in on corporate America’s profit viability. During the summer, concerns that the U.S. Federal Reserve (the Fed) would begin tapering its quantitative easing (QE) program initially caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. While earnings growth decelerated in the second half of the year, economic data reflected moderate, but resilient, U.S. growth. Subsequently investors reacted favorably to the Fed’s December announcement that tapering would begin in January, and appeared to conclude that there would be no major change in U.S. monetary policy as a result of the nomination of Janet Yellen as the new Fed Chairman for the term beginning in February.

In response to improved economic fundamentals, equities outperformed fixed income. The broad U.S. equity market as measured by the S&P 500 Index returned 32.37%. Generally companies with low valuations and high growth prospects outperformed, while dividend-yielding stocks lagged. For the year, small-cap outperformed mid-and large-cap companies, and growth outperformed value across all market capitalizations as measured by the Russell Family of Indexes.

The Portfolio outperformed its benchmark, the Russell 1000 Growth Index (the Index), which returned 33.48%. Stock and sector selection were important drivers of the Portfolio’s performance relative to the Index. Stock selection in the financial services sector boosted returns, including a holding in transaction processing and payments-related service provider MasterCard. In the leisure sector, an overweight position in an operator of casino resorts, Wynn Resorts, supported relative results. In healthcare, overweight positions in life sciences supply company Thermo Fisher Scientific and cancer drug maker Celgene also boosted returns.

A combination of security selection and an underweight position in technology strengthened returns. Avoiding IBM and an underweight allocation to Apple contributed to Portfolio results as both underperformed. Holdings of internet search giant Google boosted returns. Other individual securities that benefited relative performance included Priceline.com and FleetCor Technologies.

Stock selection in the autos and housing sector held back relative performance although there were no individual stocks within the sector that were among the Portfolio’s top detractors. An overweight position in access infrastructure products manufacturer Citrix Systems and holdings in wireless and broadcast communications infrastructure company American Tower, information technology company EMC, and semiconductor maker Altera were also a drag on performance. Not holding the world’s largest aerospace company, Boeing, detracted after shares appreciated during the year as management announced earnings that came in well ahead of consensus expectations. At a time when equity markets rose rapidly, the Portfolio’s cash position was a detractor from performance relative to the Index, which holds no cash.

The Portfolio no longer holds a position in American Tower.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any investment management expenses. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust (AST) MFS Large-Cap Value Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	Since Inception
Portfolio	34.50%	26.63%
Russell 1000® Value Index	32.53	27.89
S&P 500 Index	32.37	25.43

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio Inception: 8/20/2012 Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2013, the AST MFS Large-Cap Value Portfolio returned 34.50%.

The investment objective of the Portfolio is to seek capital appreciation. The Portfolio is subadvised by Massachusetts Financial Services Company.

Investors looked through a host of concerns throughout 2013, ranging from a humanitarian crisis in Syria to a brief shutdown of the U.S. government, and zeroed in on corporate America’s profit viability. During the summer, concerns that the U.S. Federal Reserve (the Fed) would begin tapering its quantitative easing (QE) program initially caused bond yields to spike, credit spreads to widen, and equity valuations to fall. While earnings growth decelerated in the second half of the year, economic data reflected moderate, but resilient, U.S. growth. Subsequently, investors reacted favorably to the Fed’s December announcement that tapering would begin in January, and appeared to take in stride the nomination of Janet Yellen as the new Fed Chairman for the term beginning in February.

In response to improved economic fundamentals, equities outperformed fixed income. The broad U.S. equity market as measured by the S&P 500 Index returned 32.37%. Generally, companies with low valuations and high growth prospects outperformed, while dividend-yielding stocks lagged. For the year, small-cap outperformed mid-and large-cap companies, and growth outperformed value across all market capitalizations as measured by the Russell Family of Indexes.

The Portfolio outperformed its benchmark, the Russell 1000 Value Index (the Index), which returned 32.53%. Stock selection in the financial services sector boosted returns, in particular an overweight position in insurance company MetLife. A combination of an underweight allocation and, to a lesser extent, stock selection in the utilities and communications sector contributed to results, including out-of-benchmark holding, voice and data communications services company Vodafone Group. Overweight positions in defense contractor Lockheed Martin and global security company Northrop Grumman, and a position in another out-of-benchmark holding, Honeywell International, boosted returns in the industrial goods & services sector. Individual stocks in other sectors that benefited returns were oil and gas company Exxon Mobil, diversified technology company 3M, life sciences supply company Thermo Fisher Scientific, cardiovascular medical device maker St. Jude Medical, and media company Viacom, another out-of-benchmark holding. While the Portfolio does not actively manage currency exposures, relative exposure, resulting primarily from differences between the Portfolio and the Index’s exposure to holdings of securities denominated in foreign currencies, modestly contributed to relative performance.

Stock selection in the technology sector detracted from relative returns, including positions in out-of-benchmark holdings , IBM and Oracle. Not owning shares of Apple and Yahoo! also held back performance. Stock selection in consumer staples detracted from relative performance as several out-of-benchmark holdings hurt performance, including beverage maker Diageo, global food company Nestle, and international food producer Danone. An overweight position in Philip Morris International hampered returns. Other individual detractors included Target Corporation. At a time when equity markets rose rapidly, the Portfolio’s modest cash position was a detractor from performance relative to the Index, which holds no cash.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Value Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust (AST) Mid-Cap Value Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	10-Years
Portfolio	32.42%	21.05%	8.66%
Russell Midcap® Value Index	33.46	21.16	10.25
S&P 500 Index	32.37	17.93	7.40

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell Midcap® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2013, the AST Mid-Cap Value Portfolio rose 32.42%.

The Portfolio is subadvised by WEDGE Capital Management, LLP, and EARNEST Partners LLC. The investment objective of the Portfolio is to seek capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued.

The Russell Midcap Value Index (the Index) rose 33.46%. It was a very strong year for domestic stocks. As is often the case in an economic recovery, stocks of smaller firms led the way. Shares of rapidly growing firms only slightly outperformed value stocks in the large and midcap markets. Over 30% of the Index by market capitalization consists of financials, and they averaged a 26% return. The even stronger Index performance was driven by its small telecommunications services sector and its larger information technology, industrials, and consumer discretionary sectors, all up more than 45%.

The Portfolio performed essentially in line with the Index. The most positive factors were overweights compared to the Index in the strong-performing industrials and consumer discretionary sectors. Secondarily, underexposure to the trailing energy and utilities sectors also contributed positively. The largest negative factor was stock selection, particularly in the information technology, industrials, and consumer discretionary sectors. EARNEST’s avoidance of certain Index members in the semiconductors, media, and healthcare equipment & services industries had the largest negative impact on the Portfolio’s performance relative to the Index.

Overall, risk exposures had little impact. The Portfolio benefited from a neutral stance on shares with lower valuations and from a modest exposure to stocks with positive price momentum. An above-Index exposure to overall market movements also contributed positively during the strong equity market. However, a slight preference for smaller than average firms had a negative impact, offsetting much of this benefit.

The Portfolio did not hold or utilize derivatives or complex securities during the 2013.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Russell Mid-Cap Value Index is an unmanaged index that measures the performance of those Russell Mid-Cap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust (AST) Neuberger Berman Mid-Cap Growth Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	32.61%	20.41%	10.20%
Russell Midcap® Growth Index	35.74	23.37	9.77
S&P MidCap 400 Index	33.50	21.89	10.36

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell Midcap® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2013, the AST Neuberger Berman Mid-Cap Growth Portfolio returned 32.61%. The investment objective of the Portfolio is capital growth. The Portfolio is subadvised by Neuberger Berman Management LLC.

Looking back on the trailing 12 months, 2013’s market exceeded all expectations, an especially impressive effort given the lack of traditional catalysts, such as strong, accelerating earning growth, a declining rate environment, robust economic indicators or even consistent and substantial cash inflows. So what then was the driver of this buoyant market? 2013’s substantial, but positive, disconnect between price and fundamentals was courtesy of the U.S. Federal Reserve’s (the Fed’s) highly accommodative liquidity policies. That’s not to complain about the resulting lofty returns, but there is no denying that the first half of the year proved trying for active managers as positive differentiation through strong fundamentals and strategic capital expenditures aimed at expanding market share took a back seat to lower expectations, slower growth, and financial reallocations in the form of share repurchase and dividend programs. Fortunately, the Fed’s indication, via the concept of tapering, that its liquidity stance was not an indefinite trade, served to tilt the market’s focus back towards fundamentals and balance sheets in the second half of the year.

For the full year, the Portfolio was materially overweight in industrials, telecommunications, information technology (IT) and healthcare and underweight in consumer discretionary, materials, and consumer staples.

With respect to industry-level allocation decisions, the Portfolio’s underweight to packaged foods, predicated on market cap and earnings growth concerns, proved to be a meaningful headwind as that category greatly exceeded expectations during the year, outweighing positive contributions from the Portfolio’s avoidance of real estate investment trusts (REITS).

In terms of individual stock holdings, IIlumina, a developer and manufacturer of life science tools and integrated systems for analysis of genetic variation and function, with consistently strong results and no evidence of economic or fiscal related headwinds, was the top contributor to performance.

Rackspace Hosting was the leading detractor. Rackspace sells its services to small and medium-sized businesses, as well as large enterprises in more than 120 countries. Rackspace overestimated client adoption rates for their newest product, OpenStack, causing the firm to lower its numbers. In recognition of the uncertainty around the pace of adoption for OpenStack and aggressive competition and pricing from Amazon, the Portfolio exited the position.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell Midcap Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. S&P MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust (AST) Neuberger Berman/LSV Mid-Cap Value Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	42.01%	23.00%	9.84%
Russell MidCap® Value Index	33.46	21.16	10.25
S&P MidCap 400 Index	33.50	21.89	10.36

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell MidCap® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2013, the AST Neuberger Berman/LSV Mid-Cap Value Portfolio rose 42.01%.

The Portfolio is subadvised by Neuberger Berman Management, Inc. (Neuberger Berman) and LSV Asset Management (LSV). The Portfolio’s investment managers allocate a portion of the assets to each subadviser. The investment objective of the Portfolio is capital growth.

The Russell MidCap Value Index (the Index) delivered its second consecutive year of double digit returns, gaining 33.46%. Increased economic stability within the U.S. contributed to another good year. Mid-cap stocks slightly outperformed those of larger firms but trailed the performance of smaller companies, while growth stocks outperformed value across the capitalization spectrum. The largest component of the Index, almost a third of its market capitalization, was the financials sector, which returned about 26%. Also contributing to its high return were the exceptional performances of its healthcare, information technology, industrials, and consumer discretionary sectors, each returning more than 45%. The tiny telecommunication services sector returned about 55%. All sector returns were in double digits.

Both the Neuberger Berman and LSV subadvised segments outperformed the Index. The combined Portfolio outperformed the Index by a substantial margin due to both stock selection and sector allocations. Strong stock selection within the financials sector, together with an underweight in that sector, had a particularly strong impact. The Portfolio’s holdings outperformed their respective Index sectors in eight of the 10 economic sectors. The consumer discretionary and consumer staples holdings had particularly notable results. Stock selection was weaker in the technology sector, but this was offset slightly by the Portfolio’s overweight versus the Index in that strong sector.

As in 2012, defensive sectors such as utilities fell behind the Index average. The Portfolio benefited from its continuing underweight in utilities. Relative value subadvisers such as Neuberger Berman typically do not favor defensive sectors because they seek some growth characteristics in their stocks. Deep value subadvisers such as LSV avoided them because they were generally expensive relative to their earnings after 2011’s flight to quality.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell MidCap Value Index is an unmanaged index that measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. S&P MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust (AST) Parametric Emerging Markets Equity Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	0.22%	13.92%	-1.01%
MSCI Emerging Markets Index (GD)	-2.27	15.15	-0.28

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 5/1/2008. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2013, the AST Parametric Emerging Markets Equity Portfolio gained 0.22%.

The Portfolio is subadvised by Parametric Portfolio Associates LLC. The Portfolio’s investment objective is long-term capital appreciation.

The MSCI Emerging Markets Index (GD) (the Index) returned -2.27%. Among the emerging markets, there was a wide range of returns. Taiwan led the group with a return of 9.1%. Many of the larger countries also outperformed the Index average, with China up 3.6% and Korea 3.9%. The worst performing countries during the year were Peru, down 29.9%, and Turkey, down 26.8%. Brazil pulled the Index down most as it has a large weighting; its equity market declined 16.0% for the year. Frontier markets (those with smaller and less developed economies) outperformed the more developed emerging markets, returning 25.9%.

The Portfolio’s performance relative to the Index was significantly affected by its over- and underweights compared with the Index in certain countries. It benefited particularly from its underweight in Brazil, but also from overweights in frontier markets United Arab Emirates and Qatar. Its performance relative to the Index was hurt by underweights in Korea and Taiwan, as well as by an overweight position in Peru.

The Portfolio uses derivatives in the form of participatory notes to gain exposure in countries where it is not currently registered. These derivatives are designed to mirror the performance of local shares and not to multiply exposure. They did not affect the Portfolio’s performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

MSCI Emerging Markets Index (GD) — The Morgan Stanley Capital International Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust (AST) QMA Emerging Markets Equity Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Cumulative Total Returns	Since Inception
Portfolio	-2.60%
MSCI Emerging Markets Index (GD)	-2.40

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio Inception: 2/25/2013. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

The AST QMA Emerging Markets Equity Portfolio was launched in February 2013. The following commentary covers the performance of the Portfolio from its inception through December 31, 2013. Over that period, it returned -2.60%.

The investment objective of the Portfolio is to seek long-term capital appreciation. The Portfolio is subadvised by Quantitative Management Associates LLC.

In 2013 there was a large gap between the performance of developed equity markets as measured by the S&P 500 Index, which returned 32.37%, and emerging equity markets as measured by the MSCI Emerging Markets Index (GD), which posted a loss of -2.40%. Stable, consistent, and effective monetary policies by the major central banks to a large extent fueled the advance of developed equity markets. In sharp contrast, emerging markets suffered from political instability in countries as diverse as Brazil, Egypt, Thailand, and Turkey. In China, a new and untried political regime took control early in the year and subsequently faced two liquidity crises and other instabilities as it attempted to advance further transition to a market economy. China’s stock market eked out a modest gain for the year, but other emerging markets posted double-digit losses. Emerging markets were also hurt by investor outflows, primarily through exchange-traded-funds (ETFs) and volatility in commodities.

Within this environment, the alpha factors, elements of the Portfolio’s quantitative investment strategy, worked well. News/revisions (signals about the future growth prospects of companies) and quality factors had a positive impact on performance. Valuation factors were mixed and, on balance, had a modest adverse impact on profitability and growth factors.

The best performing countries in absolute terms in which the Portfolio invested were Malaysia and Egypt, which posted low double-digit returns. In contrast, Indonesia, Chile, Turkey, Peru, and Thailand all declined by more than 20%. Holdings in Taiwan, Russia, and Brazil boosted returns while underperformance in the Portfolio’s holdings in China limited the overall value added.

Within sectors, information technology was the best performing while materials lagged. The consumer staples, consumer discretionary, and energy sectors generated the most solid returns for the Portfolio, although information technology and materials partially offset the gains.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

The MSCI Emerging Markets Index (GD) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Quantitative Management Associates LLC is a registered investment adviser and Prudential Financial company.

Advanced Series Trust (AST) QMA Large-Cap Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Cumulative Total Returns	Since Inception
Portfolio	18.10%
S&P 500 Index	17.42

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio Inception: 4/29/2013 Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

The AST QMA Large-Cap Portfolio was launched in April 2013. The following commentary covers the performance of the Portfolio from its inception through December 31, 2013. Over that period, it returned 18.10%.

The investment objective of the Portfolio is to seek long-term capital appreciation. The Portfolio is subadvised by Quantitative Management Associates LLC.

Portfolio performance was strong on both an absolute and relative basis during the fourth quarter. Since inception in April of this year, the value added by stock selection in the Portfolio covered the costs of the initial positioning in Quantitative Management Associates’ (QMA) strategy, leaving the Portfolio in line with the S&P 500 benchmark for this period.

QMA’s strategy for outperforming the S&P 500 over a market cycle is to use a quantitative model to tilt the Portfolio toward stocks that are inexpensive compared to peers, and have good earnings prospects with higher quality than peers. Furthermore, QMA focuses on earnings signals more in selecting faster growing stocks, and valuation more in selecting slower growing stocks. QMA employs risk controls to ensure the Portfolio does not deviate too far from the benchmark weights with respect to sector, industry and other factors, so that value is added through security selection, and not through significant tilts toward other common risk factors.

This year, steady, albeit moderate, growth in the U.S. economy, positive news on the employment front, a more conciliatory environment in Washington regarding the budget, and a U.S. Federal Reserve that continues to be accommodative with only moderate tapering, buoyed the market. In this type of environment, investors were willing to hold riskier assets in their portfolio in lieu of more defensive, stable, high quality assets.

Given the value added in 2013, QMA would expect valuation metrics to have done well. Valuation metrics such as price-to-earnings (P/E) and price-to-book (P/B) ratios were the key drivers of outperformance for the year and especially in the fourth quarter. Favoring companies with improving earnings, as indicated by the direction of analysts’ earnings estimate revisions, also was helpful in selecting stocks. Not surprisingly, given the recent market environment where investors were less risk averse, QMA’s favoring of higher quality names detracted from performance for the full period. During the fourth quarter, both valuation and quality were successful strategies, and earnings revisions were mixed.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust (AST) Small-Cap Growth Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	35.17%	22.36%	7.35%
Russell 2000® Growth Index	43.30	22.58	9.41
Russell 2000® Index	38.82	20.08	9.07

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® and 2000® Growth Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2013, the AST Small-Cap Growth Portfolio returned 35.17%.

The investment objective of the Portfolio is long-term growth. The Portfolio is subadvised by Eagle Asset Management (Eagle) and Emerald Mutual Fund Adviser Trust (Emerald).

The Russell 2000 Growth Index (the Index) returned 43.30%. It was a very strong year for domestic stocks. As is often the case in an economic recovery, stocks of smaller firms led the way. Although shares of rapidly growing firms only slightly outperformed value stocks in the large and midcap markets, the style disparity was huge among small caps, taken over the whole year. Within the Index, only the tiny utilities sector barely made double digits, while health care returned more than 50% and four other sectors exceeded a 40% return.

Despite a good absolute return, Eagle substantially underperformed the Index. Several stocks that it did not hold because they did not meet Eagle’s buy criteria significantly outperformed the Index, particularly in the biotechnology and technology areas. Consequently, the overall Portfolio’s holdings in the software & services, semiconductor & semiconductor equipment, health care equipment & services, retailing, and capital goods industries underperformed their Index targets. However, more cyclically oriented stocks, such as those found in the energy and materials sectors, added value.

Sector allocations slightly detracted from performance relative to the Index. The Portfolio’s marginal overweight in materials and slight underweight in consumer staples were a drag on relative performance. Both of those sectors are only small components of the Index, so the sector exposures were driven by just a few positions. No other active position had a meaningful impact.

Exposures to various risk factors hurt the Portfolio’s performance as compared with the Index. An emphasis on securities with larger than Index-average market capitalizations ran counter to the market’s bias toward shares of smaller firms. Moreover, many stocks tended to move in the same direction during most of the year, but the Portfolio was relatively underexposed to price momentum. It was more exposed than the Index to low valuations, which the risk-seeking market did not reward. However, its emphasis on lower price/book and higher growth rates proved to be a positive contributor.

The Portfolio did not hold or utilize derivatives or complex securities during the calendar year 2013.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 2000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 2000 Index is an unmanaged, capitalization-weighted index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange, and the over-the-counter market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust (AST) Small-Cap Value Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	37.40%	19.56%	9.22%
Russell 2000® Value Index	34.52	17.64	8.61
Russell 2000® Index	38.82	20.08	9.07

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® and 2000® Value Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2013, the AST Small-Cap Value Portfolio returned 37.40%.

The Portfolio’s investment objective is long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued. Portions are subadvised by J.P. Morgan Investment Management, Inc., Lee Munder Capital Group, LLC, and ClearBridge Investments, LLC.

The Russell 2000 Value Index (the Index) rose 34.52%. It was a very strong year for domestic stocks. As is often the case in an economic recovery, stocks of smaller firms led the way. Although shares of rapidly growing firms only slightly outperformed value stocks in the large and midcap markets, the style disparity was huge (almost 10 percentage points) among small caps, taken over the whole year. Financial stocks make up well over a third of the Index and they had a below-average, although still high, absolute return. However, there were very strong returns (sector averages above 40%) in the consumer discretionary, consumer staples, healthcare, industrials, and information technology sectors.

The Portfolio outperformed this high target primarily with good stock selection within each sector. Sectors with the strongest relative performance were financials (mostly capital market companies) and energy. However, selection was relatively weak in the technology sector, particularly positions in semiconductor stocks. Of the three subadvisers, J.P. Morgan and ClearBridge outperformed the benchmark. J.P. Morgan had the strongest results, due to broad-based strong stock selection. Lee Munder was the weakest of the three subadvisers, modestly underperforming the benchmark, primarily because of its stock selection within the technology, consumer staples, and consumer discretionary sectors.

The Portfolio’s overall sector distribution was a slight drag on its relative results. Having an underweight in the consumer discretionary sector, which was the strongest of the nine economic sectors, detracted from its relative performance, as did its modest cash position. The cash is a residual of the subadvisers’ investment process, and is not being used as a tactical tool. However, with an Index return above 30% for the year, cash dilutes the Portfolio’s return. When the Index declines, the Portfolio’s cash helps its results.

The Portfolio’s slight tilt toward stocks within its universe that had some growth characteristics helped its performance because of the market’s pronounced favoring of growth among small firms.

The J.P. Morgan segment of the Portfolio took a small position in Russell 2000 futures (a form of derivative security) to help manage its cash flows and general market exposure. Over the last year, this exposure had very little impact on the Portfolio’s results. The sole purpose for using futures in this way is to maintain full market exposure.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 2000 Value Index is an unmanaged index that comprises securities in the Russell 2000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios. Russell 2000 Index is an unmanaged, capitalization-weighted index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange, and over-the-counter market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust (AST) T. Rowe Price Equity Income Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	29.68%	15.96%	5.54%
Russell 1000® Value Index	32.53	16.67	7.58
S&P 500 Index	32.37	17.93	7.40

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2013, the AST T. Rowe Price Equity Income Portfolio returned 29.68%

The Portfolio is subadvised by T. Rowe Price Associates, Inc. The investment objective of the Portfolio is to seek to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

The Russell 1000 Value Index (the Index) posted a double-digit positive return during the period. Large-cap value stocks slightly underperformed large-cap growth shares.

The Portfolio underperformed the Index. Overall, stock selection detracted from relative returns, while sector allocation contributed.

Within the Index, all sectors posted a positive return. The information technology sector and the consumer discretionary sector led the rally. The telecommunication services and utilities sectors lagged the broader index.

Stock selection in the financials sector was the largest contributor to relative performance. Lincoln National advanced as the company consistently produced strong fundamental results, led by a growing annuity business. American Express also performed well, reflecting solid growth, historically low credit losses, and solid expense management. Legg Mason rallied on better-than-expected earnings. All three of these companies also continued to return capital to shareholders through repurchases and rising dividends.

A substantial overweight and stock selection in the rallying industrials and business services and consumer discretionary sectors generated positive results. Boeing rallied despite experiencing difficulty with batteries on the company’s 787 Dreamliner. The company exceeded earnings and cash flow expectations, driven by increasing orders.

At the other end of the spectrum, stock selection in the energy sector was the largest detractor from relative performance. Royal Dutch Shell lagged, as lower production, higher exploration costs, and capital spending detracted from earnings during the second half of the year. T. Rowe Price remains positive on the company, given its large dividend yield and the opportunity for growth from large projects. Diamond Offshore also underperformed during the second half of the year. Downtime and delays on rigs weighed on financial results. Petrobras also detracted, as government-controlled energy pricing led to operating losses.

Stock picks in the materials sector also weighed on relative performance. Here, declining gold prices weighed on Newmont Mining.

The Portfolio did not invest in derivatives.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Value Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust (AST) T. Rowe Price Large-Cap Growth Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	44.03%	24.21%	9.48%
Russell 1000® Growth Index	33.48	20.39	7.83
S&P 500 Index	32.37	17.93	7.40

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the Year ended December 31, 2013, the AST T. Rowe Price Large-Cap Growth Portfolio returned 44.03%.

The Portfolio’s investment objective is long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. The Portfolio is subadvised by T. Rowe Price Associates, Inc.

Early in the year stocks advanced along with the resolution of the U.S. fiscal cliff negotiations and confidence that central banks would maintain accommodative monetary policy. The housing industry improved, auto sales were strong and consumer spending rose. In the summer stocks sold off after the Federal Reserve (the Fed) announced that it could begin to “taper” its bond-buying program in 2013, but subsequently rose on strength in corporate earnings and the U.S. economy. By September stock markets again pulled back over concerns about the economic impact of the Fed taper when combined with the looming budget-ceiling debates and possible Federal government shutdown. But market turbulence was modest despite the partial government shutdown in October. Investors enthusiastically greeted the Fed’s December announcement of a measured taper beginning in 2014, and the U.S. stock market turned in a spectacular performance, with its best year since the 1997 tech rally.

Small-cap stocks outperformed mid- and large-cap stocks and growth stocks outperformed value stocks across all market capitalizations as measured by the Russell Indexes for the period.

The Portfolio significantly outperformed its benchmark, the Russell 1000 Growth Index (the Index) primarily due to stock selection notably in the consumer discretionary, health care and information technology sectors. Internet and catalog retail names were significant contributors to outperformance. Holdings in consumer discretionary including Netflix which benefited from continued subscription growth, improving brand perception and lack of strong competition and priceline.com which benefited from consumer’s increased travel-related spending also boosted relative returns. Within the information technology sector, Google drove results and in the health care sector Gilead Sciences and Valeant Pharmaceuticals International were top contributing holdings.

Sector allocation also contributed to relative outperformance, especially overweight positions in the consumer discretionary and health care sectors, and an underweight position in consumer staples.

Conversely, stock selection within the telecommunications services sector, notably Crown Castle International, detracted from returns as the company, along with other wireless communication tower companies was affected by rising interest rates as investors tend to seek securities with a lower risk profile when the yield is comparable. In the materials sector, holdings in chemical companies Sherwin-Williams and Praxair also detracted. Although share prices of both were up over 20%, they lagged the performance of the broader sector.

The Portfolio did not invest in derivatives in 2013.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. S&P 500 Index is an unmanaged capitalization-weighted measure of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust (AST) T. Rowe Price Natural Resources Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	15.38%	12.85%	9.89%
Lipper Global Natural Resources Fund Index	13.02	12.48	9.75
S&P 500 Index	32.37	17.93	7.40

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2013, the AST T. Rowe Price Natural Resources Portfolio rose 15.38%

The Portfolio’s investment objective is long-term capital growth by investing primarily in common stocks of companies that own or develop natural resources (such as energy products, precious metals, and forest products) and other basic commodities. The Portfolio is subadvised by T. Rowe Price Associates, Inc.

Major U.S. stock markets generated excellent returns in 2013 as investors remained optimistic about the economy despite moderating corporate fundamentals and uncertainty about fiscal and monetary policies. Slower economic growth and volatile commodity prices weighed on natural resource shares for the second year in a row. The Portfolio outperformed the Lipper Global Natural Resources Funds Index (the Index) although both lagged the S&P 500 which returned 32.37%.

Stock selection in the oil and gas refining and marketing industries, as well as U.S. exploration and production industries, generated solid relative performance. Surging oil production growth in North America from the shale oil boom drove the solid performance of U.S. exploration and production companies. New technology, such as horizontal drilling and hydraulic fracturing, increased production for many U.S. companies. Several other industries focused on energy exploration and production also performed well. The mixed U.S. exploration and production, integrated oil and gas, oil and gas refining and marketing, and oil and gas equipment and services segments all generated solid absolute performance. The specialty chemicals industry also posted solid results as relatively low natural gas prices helped lower costs for chemical production.

However, companies focused on oil exploration and production outside of the U.S. posted weak absolute returns and stock selection in foreign exploration and production firms detracted from the Portfolio’s performance.

An underweight position in the declining metals and mining industry helped relative performance, as did avoiding the water utilities. The precious metals space continued to face headwinds, as investors focused on the potential outcomes from a tighter monetary policy stance from the Federal Reserve.

The fertilizer and agricultural chemicals space was also generally weak, as one of the largest global producers of potash, used in fertilizer, disrupted longstanding agreements intended to support global potash price levels. Potash companies suffered from expectations of lower potash prices.

The Portfolio did not invest in derivatives.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Lipper Global Natural Resources Funds Index is an unmanaged index of funds that invest primarily in the equity securities of domestic and foreign companies engaged in the exploration, development, production, or distribution of natural resources (including oil, natural gas, and base minerals) and/or alternative energy sources (including solar, wind, hydro, tidal, and geothermal). Natural Resources funds are defined as funds that invest primarily in the equity securities of domestic and foreign companies engaged in natural resources. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust (AST) Templeton Global Bond Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-3.75%	4.57%	3.96%
The Citigroup World Government Bond Index	-4.00	2.28	4.15
Barclays Global Aggregate Bond Index	-2.60	3.91	4.46

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2013, the AST Templeton Global Bond Portfolio returned -3.75%.

The Portfolio’s investment objective is to provide current income with capital appreciation and growth of income. The Portfolio is subadvised by Franklin Advisers, Inc.

The global economic recovery was mixed during the period under review. The recovery in emerging markets moderated after many economies had previously returned to and exceeded pre-crisis activity levels. Although some developed economies, such as those of Australia and some Scandinavian countries, have enjoyed relatively strong recoveries in the aftermath of the global financial crisis, growth in the euro zone and Japan continued to be slow by the standards of previous recoveries. Improving sentiment, relatively strong fundamentals, and continued provision of global liquidity supported assets perceived as risky, and equity markets performed well.

Fears of possible reduction in stimulative government policies contributed to periods of risk aversion, when credit spreads (the difference in interest rate yields between U.S. Treasuries and investment grade bonds of similar durations) widened and assets perceived as risky sold off, alternating with periods of heightened risk appetite, when spreads narrowed and investors again favored risk assets. Against this backdrop, extensive liquidity creation continued, in particular from the Bank of Japan’s commitment to raise its inflation target, as well as from the European Central Bank’s interest rate cuts.

During the period, the U.S. Federal Reserve Board (Fed) announced it might reduce the size of its quantitative easing program at subsequent meetings. The announcement led risk assets, particularly those in emerging markets, to sell off as market participants’ expectations of global liquidity began to change. The Fed later confirmed it would begin tapering its asset purchases from $85 billion per month to $75 billion per month beginning in January 2014. Global financial market volatility increased toward the end of the period as the U.S. federal government partially shut down and the U.S. Treasury approached its debt ceiling. As the government shutdown ended and the debt ceiling was raised, market volatility quickly subsided.

The Portfolio’s negative performance was led by currency positions, while sovereign credit exposures and interest rate strategies were largely neutral in terms of absolute performance. Exposure to Asian currencies other than the Japanese yen and certain Latin American currencies detracted from performance. The Portfolio’s large net-negative exposure to the Japanese yen, achieved via the use of currency forward contracts, contributed to performance during the period as the yen depreciated against the U.S. dollar. The Portfolio maintained a defensive posture with respect to interest rate risk in developed and emerging markets. Consequently, duration contributions had a limited effect on Portfolio performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

The Citigroup World Government Bond Index is a market-capitalization-weighted index consisting of the government bond markets. Country eligibility is determined based on market capitalization and investability criteria. All issues have a remaining maturity of at least one year. Barclays Global Aggregate Bond Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-rate debt markets. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust (AST) Wellington Management Hedged Equity Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	20.50%	13.71%	4.18%
Blended Index	20.76	12.10	5.72
S&P 500 Index	32.37	17.93	7.22

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 12/05/2005. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 3000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED SINCE INCEPTION

For the 12-month period ended December 31, 2013, the AST Wellington Management Hedged Equity Portfolio returned 20.50%.

The Portfolio is subadvised by Wellington Management Company LLP. The investment objective of the Portfolio is to seek to outperform a mix of 50% Russell 3000 Index, 20% MSCI EAFE Index, and 30% Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in the Portfolio’s subadviser’s equity investment strategies.

Global equities surged in the first quarter as solid corporate earnings results and favorable global liquidity dynamics lifted enthusiasm for stocks. Further monetary easing by the Bank of Japan and a steadily improving US economy also fueled the rally, which continued at a more modest pace in the second quarter. Solid gains in April and the first part of May paused following comments by Fed Chairman Ben Bernanke that suggested the Fed might begin to slow quantitative easing sooner than investors anticipated. Nonetheless, equities resumed their ascent in the third quarter as the surprising “no taper” decision by the Federal Open Market Committee eased near-term concerns about rapidly rising interest rates derailing the recovery. Additionally, accommodative rhetoric from the European Central Bank, along with encouraging data in China, further evidence of a European economic recovery, and solid corporate earnings contributed to a broad-based global equity rally that extended through the end of the year. In December, the year ended with an optimistic tone as investors cheered the elimination of two market overhangs: the timing of Fed tapering and the threat of another government shutdown in January.

For the 12-month period ended December 31, 2013, the Portfolio underperformed its Blended Index, which consists of 50% Russell 3000 / 20% MSCI EAFE / 30% US T-bills. The Portfolio’s option risk management positions declined in the rising market, which detracted from returns. The option strategy, designed to mitigate capital losses in adverse markets, will weigh on overall performance in strong equity markets. Within the equity strategy, stock selection in the financials and health care sectors contributed to outperformance. This was partially offset by weaker selection within consumer discretionary and information technology. On a regional basis, security selection within North America and Europe was strongest.

Sector allocation, a residual of bottom-up stock selection, was also positive. An overweight to consumer discretionary, the strongest performing sector in the blended equity benchmark, and an underweight to utilities, the weakest performing sector, aided relative results. The Portfolio’s frictional cash position detracted amid a broad-based rally in global equities.

At the end of the period, the Portfolio’s largest overweight exposures, compared to the blended equity benchmark, were to the consumer discretionary, information technology, and industrials sectors. It was most underweight consumer staples, energy, and financials.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (50%) an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, and BofA ML 3-Month U.S. Treasury Bill Index (30%) an unmanaged index comprised of a single U.S. Treasury bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust Presentation of Portfolio Holdings	December 31, 2013

AST AQR Emerging Markets Equity
Five Largest Holdings	(% of Net Assets	)
Samsung Electronics Co. Ltd. (South Korea)	4.9%
China Construction Bank Corp. (China) (Class H Stock)	2.0%
Tencent Holdings Ltd. (China)	1.9%
Tenaga Nasional Bhd (Malaysia)	1.9%
China Mobile Ltd. (China)	1.6%

AST BlackRock iShares ETF
Five Largest Holdings	(% of Net Assets	)
iShares Core Total U.S. Bond Market ETF	33.9%
iShares Core S&P 500 ETF	22.0%
iShares MSCI EAFE ETF	11.5%
iShares iBoxx $ Investment Grade Corporate Bond ETF	7.0%
iShares Intermediate Credit Bond ETF	6.5%

AST Cohen & Steers Realty
Five Largest Holdings	(% of Net Assets	)
Simon Property Group, Inc.	12.4%
Vornado Realty Trust	5.9%
Equity Residential	5.8%
ProLogis, Inc.	5.2%
Ventas, Inc.	4.4%

AST Federated Aggressive Growth
Five Largest Holdings	(% of Net Assets	)
Dynavax Technologies Corp.	4.4%
CommVault Systems, Inc.	2.3%
DSV A/S (Denmark)	2.0%
DexCom, Inc.	1.9%
Aramex PJSC (United Arab Emirates)	1.9%

AST Goldman Sachs Concentrated Growth
Five Largest Holdings	(% of Net Assets	)
Google, Inc. (Class A Stock)	5.3%
American Tower Corp.	4.4%
QUALCOMM, Inc.	4.0%
Equinix, Inc.	3.5%
CBRE Group, Inc. (Class A Stock)	3.3%

AST Goldman Sachs Large-Cap Value
Five Largest Holdings	(% of Net Assets	)
Exxon Mobil Corp.	5.4%
General Electric Co.	5.1%
Citigroup, Inc.	3.6%
Merck & Co., Inc.	3.3%
Bank of America Corp.	3.3%

AST Goldman Sachs Mid-Cap Growth
Five Largest Holdings	(% of Net Assets	)
CBRE Group, Inc. (Class A Stock)	2.5%
SBA Communications Corp. (Class A Stock)	2.4%
PVH Corp.	2.2%
L Brands, Inc.	2.2%
Equinix, Inc.	2.2%

AST Goldman Sachs Small-Cap Value
Five Largest Holdings	(% of Net Assets	)
iShares Russell 2000 Value Index Fund	1.8%
Rex Energy Corp.	1.2%
Southwest Gas Corp.	1.2%
American Equity Investment Life Holding Co.	1.1%
Western Refining, Inc.	1.1%

AST Herndon Large-Cap Value
Five Largest Holdings	(% of Net Assets	)
Western Digital Corp.	3.6%
TJX Cos., Inc. (The)	3.2%
Marathon Petroleum Corp.	3.0%
Aflac, Inc.	3.0%
Apple, Inc.	2.9%

AST International Growth
Five Largest Holdings	(% of Net Assets	)
Tencent Holdings Ltd. (China)	2.7%
Roche Holding AG (Switzerland)	2.6%
Inditex SA (Spain)	2.2%
ASOS PLC (United Kingdom)	1.8%
Continental AG (Germany)	1.8%

AST International Value
Five Largest Holdings	(% of Net Assets	)
Mitsubishi UFJ Financial Group, Inc. (Japan)	1.7%
Novartis AG (Switzerland)	1.5%
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	1.3%
Toyota Motor Corp. (Japan)	1.2%
Novo Nordisk A/S (Denmark) (Class B Stock)	1.1%

AST J.P. Morgan International Equity
Five Largest Holdings	(% of Net Assets	)
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	2.9%
HSBC Holdings PLC (United Kingdom)	2.6%
BG Group PLC (United Kingdom)	2.3%
Vodafone Group PLC (United Kingdom)	2.2%
Novartis AG (Switzerland)	2.1%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings (continued)	December 31, 2013

AST Jennison Large-Cap Growth
Five Largest Holdings	(% of Net Assets	)
Google, Inc. (Class A Stock)	4.3%
MasterCard, Inc. (Class A Stock)	4.1%
Apple, Inc.	3.8%
Amazon.com, Inc.	3.7%
priceline.com, Inc.	2.8%

AST Jennison Large-Cap Value
Five Largest Holdings	(% of Net Assets	)
JPMorgan Chase & Co.	3.0%
Wells Fargo & Co.	2.9%
Liberty Global PLC (United Kingdom) (Class C Stock)	2.6%
Goldman Sachs Group, Inc. (The)	2.5%
Citigroup, Inc.	2.3%

AST Large-Cap Value
Five Largest Holdings	(% of Net Assets	)
American International Group, Inc.	4.4%
JPMorgan Chase & Co.	4.2%
Royal Dutch Shell PLC (Netherlands) (Class B Stock), ADR	3.9%
Citigroup, Inc.	3.6%
Bank of America Corp.	3.5%

AST Loomis Sayles Large-Cap Growth
Five Largest Holdings	(% of Net Assets	)
Google, Inc. (Class A Stock)	7.0%
Amazon.com, Inc.	6.8%
Visa, Inc. (Class A Stock)	5.2%
Cisco Systems, Inc.	5.2%
Facebook, Inc. (Class A Stock)	4.9%

AST MFS Global Equity
Five Largest Holdings	(% of Net Assets	)
Walt Disney Co. (The)	3.1%
Linde AG (Germany)	2.8%
Nestle SA (Switzerland)	2.6%
Reckitt Benckiser Group PLC (United Kingdom)	2.5%
Honeywell International, Inc.	2.4%

AST MFS Growth
Five Largest Holdings	(% of Net Assets	)
Google, Inc. (Class A Stock)	5.1%
Visa, Inc. (Class A Stock)	2.6%
Precision Castparts Corp.	2.3%
MasterCard, Inc. (Class A Stock)	2.2%
Danaher Corp.	2.2%

AST MFS Large-Cap Value
Five Largest Holdings	(% of Net Assets	)
JPMorgan Chase & Co.	4.1%
Philip Morris International, Inc.	3.7%
Johnson & Johnson	3.4%
Pfizer, Inc.	3.1%
Wells Fargo & Co.	3.0%

AST Mid-Cap Value
Five Largest Holdings	(% of Net Assets	)
Huntington Ingalls Industries, Inc.	2.5%
Allstate Corp. (The)	2.4%
Brunswick Corp.	2.4%
TransDigm Group, Inc.	2.3%
Lincoln National Corp.	2.3%

AST Neuberger Berman Mid-Cap Growth
Five Largest Holdings	(% of Net Assets	)
SBA Communications Corp. (Class A Stock)	2.0%
Illumina, Inc.	1.8%
Affiliated Managers Group, Inc.	1.8%
Alliance Data Systems Corp.	1.7%
IntercontinentalExchange Group, Inc.	1.7%

AST Neuberger Berman/LSV Mid-Cap Value
Five Largest Holdings	(% of Net Assets	)
Safeway, Inc.	2.0%
Kohl’s Corp.	1.5%
AES Corp. (The)	1.4%
Edison International	1.3%
Zimmer Holdings, Inc.	1.3%

AST Parametric Emerging Markets Equity
Five Largest Holdings	(% of Net Assets	)
Samsung Electronics Co. Ltd. (South Korea)	1.1%
MTN Group Ltd. (South Africa)	1.1%
Gazprom OAO (Russia), ADR	0.8%
America Movil SAB de CV (Mexico) (Class L Stock), ADR	0.8%
Sberbank of Russia (Russia), ADR	0.8%

AST QMA Emerging Markets Equity
Five Largest Holdings	(% of Net Assets	)
iShares MSCI Emerging Markets ETF	4.8%
Samsung Electronics Co. Ltd. (South Korea)	4.3%
Industrial & Commercial Bankof China Ltd. (China) (Class H Stock)	1.9%
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	1.7%
Hyundai Motor Co. (South Korea)	1.5%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings (continued)	December 31, 2013

AST QMA Large-Cap
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	3.6%
Google, Inc. (Class A Stock)	2.3%
Johnson & Johnson	2.3%
Wells Fargo & Co.	2.0%
Chevron Corp.	1.9%

AST Small-Cap Growth
Five Largest Holdings	(% of Net Assets	)
Genesco, Inc.	2.3%
United Therapeutics Corp.	2.0%
Vitamin Shoppe, Inc.	1.7%
Geospace Technologies Corp.	1.7%
Trex Co., Inc.	1.6%

AST Small-Cap Value
Five Largest Holdings	(% of Net Assets	)
FirstMerit Corp.	1.1%
IBERIABANK Corp.	1.0%
UNS Energy Corp.	0.9%
Wintrust Financial Corp.	0.8%
Portland General Electric Co.	0.8%

AST T. Rowe Price Equity Income
Five Largest Holdings	(% of Net Assets	)
General Electric Co.	3.0%
JPMorgan Chase & Co.	2.7%
Chevron Corp.	2.3%
Wells Fargo & Co.	2.0%
Exxon Mobil Corp.	1.9%

AST T. Rowe Price Large-Cap Growth
Five Largest Holdings	(% of Net Assets	)
Google, Inc. (Class A Stock)	5.9%
Amazon.com, Inc.	5.3%
Gilead Sciences, Inc.	4.3%
priceline.com, Inc.	3.1%
Crown Castle International Corp.	2.9%

AST T. Rowe Price Natural Resources
Five Largest Holdings	(% of Net Assets	)
Royal Dutch Shell PLC (Netherlands), ADR	2.8%
Phillips 66	2.7%
Schlumberger Ltd.	2.6%
Exxon Mobil Corp.	2.6%
Valero Energy Corp.	2.6%

AST Templeton Global Bond
Allocation	(% of Net Assets	)
Foreign Bonds	50.7%
Sovereign Issues	10.0%

AST Wellington Management Hedged Equity
Five Largest Holdings	(% of Net Assets	)
Microsoft Corp.	1.8%
BlackRock, Inc.	1.5%
Cisco Systems, Inc.	1.4%
Merck & Co., Inc.	1.4%
Wells Fargo & Co.	1.3%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2013

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST AQR Emerging Markets Equity Portfolio	Actual	$1,000.00	$1,105.80	1.41%	$7.48
	Hypothetical	$1,000.00	$1,018.10	1.41%	$7.17
AST BlackRock iShares ETF Portfolio	Actual	$1,000.00	$1,083.70	1.02%	$5.36
	Hypothetical	$1,000.00	$1,020.06	1.02%	$5.19
AST Cohen & Steers Realty Portfolio	Actual	$1,000.00	$974.30	0.97%	$4.83
	Hypothetical	$1,000.00	$1,020.32	0.97%	$4.94
AST Federated Aggressive Growth Portfolio	Actual	$1,000.00	$1,260.20	1.08%	$6.15
	Hypothetical	$1,000.00	$1,019.76	1.08%	$5.50
AST Goldman Sachs Concentrated Growth Portfolio	Actual	$1,000.00	$1,190.30	1.03%	$5.69
	Hypothetical	$1,000.00	$1,020.01	1.03%	$5.24
AST Goldman Sachs Large-Cap Value Portfolio	Actual	$1,000.00	$1,157.40	0.85%	$4.62
	Hypothetical	$1,000.00	$1,020.92	0.85%	$4.33
AST Goldman Sachs Mid-Cap Growth Portfolio	Actual	$1,000.00	$1,192.40	1.02%	$5.64
	Hypothetical	$1,000.00	$1,020.06	1.02%	$5.19
AST Goldman Sachs Small-Cap Value Portfolio	Actual	$1,000.00	$1,198.20	1.13%	$6.26
	Hypothetical	$1,000.00	$1,019.51	1.13%	$5.75
AST Herndon Large-Cap Value Portfolio	Actual	$1,000.00	$1,180.30	0.93%	$5.11
	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74
AST International Growth Portfolio	Actual	$1,000.00	$1,191.60	1.10%	$6.08
	Hypothetical	$1,000.00	$1,019.66	1.10%	$5.60
AST International Value Portfolio	Actual	$1,000.00	$1,177.00	1.10%	$6.04
	Hypothetical	$1,000.00	$1,019.66	1.10%	$5.60
AST J.P. Morgan International Equity Portfolio	Actual	$1,000.00	$1,153.10	1.02%	$5.54
	Hypothetical	$1,000.00	$1,020.06	1.02%	$5.19

Advanced Series Trust Fees and Expenses — unaudited (continued)	December 31, 2013

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST Jennison Large-Cap Growth Portfolio	Actual	$1,000.00	$1,255.70	1.00%	$5.69
	Hypothetical	$1,000.00	$1,020.16	1.00%	$5.09
AST Jennison Large-Cap Value Portfolio	Actual	$1,000.00	$1,150.00	0.80%	$4.34
	Hypothetical	$1,000.00	$1,021.17	0.80%	$4.08
AST Large-Cap Value Portfolio	Actual	$1,000.00	$1,164.10	0.84%	$4.58
	Hypothetical	$1,000.00	$1,020.97	0.84%	$4.28
AST Loomis Sayles Large-Cap Growth Portfolio	Actual	$1,000.00	$1,205.30	0.93%	$5.17
	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74
AST MFS Global Equity Portfolio	Actual	$1,000.00	$1,169.00	1.13%	$6.18
	Hypothetical	$1,000.00	$1,019.51	1.13%	$5.75
AST MFS Growth Portfolio	Actual	$1,000.00	$1,229.50	1.00%	$5.62
	Hypothetical	$1,000.00	$1,020.16	1.00%	$5.09
AST MFS Large-Cap Value Portfolio	Actual	$1,000.00	$1,161.60	0.98%	$5.34
	Hypothetical	$1,000.00	$1,020.27	0.98%	$4.99
AST Mid-Cap Value Portfolio	Actual	$1,000.00	$1,167.50	1.08%	$5.90
	Hypothetical	$1,000.00	$1,019.76	1.08%	$5.50
AST Neuberger Berman Mid-Cap Growth Portfolio	Actual	$1,000.00	$1,189.20	1.01%	$5.57
	Hypothetical	$1,000.00	$1,020.11	1.01%	$5.14
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	Actual	$1,000.00	$1,186.90	1.01%	$5.57
	Hypothetical	$1,000.00	$1,020.11	1.01%	$5.14
AST Parametric Emerging Markets Equity Portfolio	Actual	$1,000.00	$1,078.10	1.35%	$7.07
	Hypothetical	$1,000.00	$1,018.40	1.35%	$6.87
AST QMA Emerging Markets Equity Portfolio	Actual	$1,000.00	$1,079.80	1.56%	$8.18
	Hypothetical	$1,000.00	$1,017.34	1.56%	$7.93
AST QMA Large-Cap Portfolio	Actual	$1,000.00	$1,174.00	0.81%	$4.44
	Hypothetical	$1,000.00	$1,021.12	0.81%	$4.13
AST Small-Cap Growth Portfolio	Actual	$1,000.00	$1,178.50	1.01%	$5.55
	Hypothetical	$1,000.00	$1,020.11	1.01%	$5.14
AST Small-Cap Value Portfolio	Actual	$1,000.00	$1,184.30	1.04%	$5.73
	Hypothetical	$1,000.00	$1,019.96	1.04%	$5.30
AST T. Rowe Price Equity Income Portfolio	Actual	$1,000.00	$1,136.50	0.85%	$4.58
	Hypothetical	$1,000.00	$1,020.92	0.85%	$4.33
AST T. Rowe Price Large-Cap Growth Portfolio	Actual	$1,000.00	$1,274.60	0.96%	$5.50
	Hypothetical	$1,000.00	$1,020.37	0.96%	$4.89
AST T. Rowe Price Natural Resources Portfolio	Actual	$1,000.00	$1,145.70	1.03%	$5.57
	Hypothetical	$1,000.00	$1,020.01	1.03%	$5.24
AST Templeton Global Bond Portfolio	Actual	$1,000.00	$1,037.60	0.93%	$4.78
	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74
AST Wellington Management Hedged Equity Portfolio	Actual	$1,000.00	$1,118.50	0.89%	$4.75
	Hypothetical	$1,000.00	$1,020.72	0.89%	$4.53

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2013, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2013 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST AQR EMERGING MARKETS EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 92.0%
COMMON STOCKS — 88.8%	Shares	Value (Note 2)
Brazil — 5.7%
AMBEV SA, ADR	192,500	$1,414,875
Banco Bradesco SA, ADR	86,380	1,082,341
Banco do Brasil SA	89,000	920,462
BR Malls Participacoes SA	30,500	220,420
Centrais Eletricas Brasileiras SA	147,700	367,489
Cia Energetica de Minas Gerais, ADR	83,558	650,917
Duratex SA	40	223
Fibria Celulose SA, ADR*(a)	21,300	248,784
JBS SA	402,200	1,495,091
Kroton Educacional SA	24,200	402,709
Multiplan Empreendimentos Imobiliarios SA	5,600	118,444
Porto Seguro SA	174,700	2,202,956
Telefonica Brasil SA, ADR(a)	39,300	755,346

		9,880,057

Chile — 1.6%
Banco de Chile	1,554,277	225,695
Banco de Credito e Inversiones	1,910	106,003
CAP SA	9,752	185,562
Empresas CMPC SA	70,814	173,312
Enersis SA, ADR	76,700	1,149,733
ENTEL Chile SA	65,132	883,871

		2,724,176

China — 19.7%
Agricultural Bank of China Ltd. (Class H Stock)	1,204,000	593,926
Anta Sports Products Ltd.	302,000	374,712
Bank of China Ltd. (Class H Stock)	5,475,000	2,527,390
Bank of Communications Co. Ltd. (Class H Stock)	458,000	324,108
China BlueChemical Ltd. (Class H Stock)	608,000	380,924
China CITIC Bank Corp. Ltd. (Class H Stock)	729,000	396,950
China Construction Bank Corp. (Class H Stock)	4,698,000	3,556,911
China Gas Holdings Ltd.	640,000	942,161
China Mengniu Dairy Co. Ltd.	280,000	1,331,697
China Merchants Bank Co. Ltd. (Class H Stock)	323,500	691,823
China Mobile Ltd.	263,500	2,744,702
China Oilfield Services Ltd. (Class H Stock)	168,000	523,308
China Overseas Land & Investment Ltd.	310,000	875,021
China Petroleum & Chemical Corp. (Class H Stock)	769,400	631,313
China Railway Construction Corp. Ltd. (Class H Stock)	697,500	696,318
China Railway Group Ltd. (Class H Stock)	817,000	423,015
China Resources Land Ltd.	230,000	572,229
China Resources Power Holdings Co. Ltd.	318,000	754,759
China Shanshui Cement Group Ltd.	312,000	134,453
China Telecom Corp. Ltd. (Class H Stock)	1,102,000	556,746
CNOOC Ltd. (Class H Stock)	541,000	1,006,140
COSCO Pacific Ltd.	238,000	327,582
Country Garden Holdings Co.	523,000	317,042
Dongfeng Motor Group Co. Ltd. (Class H Stock)	266,000	417,747
Evergrande Real Estate Group Ltd.	723,000	276,980
Geely Automobile Holdings Ltd.	2,570,000	1,247,840

COMMON STOCKS (continued)	Shares	Value (Note 2)
China (continued)
GOME Electrical Appliances Holding Ltd.	10,615,000	$1,962,774
Industrial & Commercial Bank of China Ltd. (Class H Stock)	3,788,000	2,568,683
Jiangxi Copper Co. Ltd. (Class H Stock)	190,000	343,936
Longfor Properties Co. Ltd.	153,500	215,098
PetroChina Co. Ltd. (Class H Stock)	254,000	278,776
Shougang Fushan Resources Group Ltd.	240,000	84,382
Sihuan Pharmaceutical Holdings Group Ltd.	548,000	501,500
Sino-Ocean Land Holdings Ltd.	226,000	148,725
Sinopec Shanghai Petrochemical Co. Ltd. (Class H Stock)	3,006,000	867,124
Soho China Ltd.	154,500	133,385
Tencent Holdings Ltd.	51,000	3,265,401
Zhejiang Expressway Co. Ltd. (Class H Stock)	978,000	925,938
Zhuzhou CSR Times Electric Co. Ltd. (Class H Stock)	120,000	432,824

		34,354,343

Hong Kong — 0.7%
Lee & Man Paper Manufacturing Ltd.	314,000	207,537
Shimao Property Holdings Ltd.	159,000	366,530
Sino Biopharmaceutical Ltd.	896,000	712,256

		1,286,323

Hungary — 0.3%
MOL Hungarian Oil & Gas PLC	2,179	146,003
OTP Bank PLC	21,135	401,549

		547,552

India — 6.2%
Dr Reddy’s Laboratories Ltd., ADR	19,900	816,497
HDFC Bank Ltd., ADR	32,500	1,119,300
Infosys Ltd., ADR	42,600	2,411,160
Reliance Industries Ltd., GDR, 144A	59,826	1,731,670
State Bank of India, GDR, RegS	13,846	790,849
Tata Motors Ltd., ADR	75,200	2,316,160
Wipro Ltd., ADR(a)	136,907	1,723,659

		10,909,295

Indonesia — 2.1%
Bank Negara Indonesia Persero Tbk PT	2,324,500	757,147
Bank Rakyat Indonesia Persero Tbk PT	569,000	340,103
Global Mediacom Tbk PT	1,346,500	210,438
Indocement Tunggal Prakarsa Tbk PT	238,000	392,048
Indofood CBP Sukses Makmur Tbk PT	165,000	138,551
Indofood Sukses Makmur Tbk PT	794,500	431,765
Perusahaan Gas Negara Persero Tbk PT	1,189,500	438,465
Telekomunikasi Indonesia Persero Tbk PT	2,747,500	486,277
Unilever Indonesia Tbk PT	116,500	249,582
United Tractors Tbk PT	147,500	230,879

		3,675,255

Malaysia — 4.3%
Alliance Financial Group Bhd	177,200	257,738
AMMB Holdings Bhd	232,500	514,508
Malayan Banking Bhd	153,200	465,605
MISC Bhd*	82,900	144,414
Petronas Chemicals Group Bhd	292,900	619,317
Public Bank Bhd	132,400	789,832
RHB Capital Bhd	41,400	99,956

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Malaysia (continued)
Tenaga Nasional Bhd	936,700	$3,257,463
UMW Holdings Bhd	370,800	1,367,068

		7,515,901

Mexico — 5.9%
Alfa SAB de CV (Class A Stock)	680,900	1,909,743
America Movil SAB de CV (Class L Stock), ADR(a)	114,400	2,673,528
Arca Continental SAB de CV	181,200	1,133,151
Cemex SAB de CV, ADR*	53,100	628,173
Compartamos SAB de CV	193,600	362,096
Fomento Economico Mexicano SAB de CV, ADR	9,800	959,126
Grupo Financiero Banorte SAB de CV (Class O Stock)	82,100	574,477
Grupo Mexico SAB de CV (Class B Stock)	114,500	379,109
Grupo Televisa SAB, ADR	7,000	211,820
Kimberly-Clark de Mexico SAB de CV (Class A Stock)	511,600	1,452,926

		10,284,149

Peru — 0.3%
Cia de Minas Buenaventura SA, ADR	13,200	148,104
Credicorp Ltd.	3,300	438,009

		586,113

Poland — 2.0%
Bank Handlowy w Warszawie SA	3,246	112,474
Eurocash SA	20,170	318,846
Grupa Lotos SA*	40,372	474,196
Jastrzebska Spolka Weglowa SA	1,363	23,981
PGE SA	173,702	935,452
Polskie Gornictwo Naftowe I Gazownictwo SA	232,798	395,273
Powszechna Kasa Oszczednosci Bank Polski SA	60,007	782,367
Tauron Polska Energia SA	275,836	399,755

		3,442,344

Russia — 6.6%
Gazprom OAO, ADR	306,063	2,647,445
Lukoil OAO, ADR	41,838	2,640,815
Magnit OJSC, GDR	1,642	108,783
Mobile Telesystems OJSC, ADR	53,600	1,159,368
Rosneft Oil Co., GDR	40,961	313,626
Sistema JSFC GDR, GDR	69,656	2,237,351
Surgutneftegas OAO, ADR	193,829	1,680,497
Tatneft, ADR	20,240	772,864

		11,560,749

South Africa — 2.8%
Discovery Ltd.	67,020	540,550
Growthpoint Properties Ltd.	44,417	102,937
Imperial Holdings Ltd.	19,975	386,268
Investec Ltd.	45,948	326,976
Liberty Holdings Ltd.	36,964	429,110
Northam Platinum Ltd.*	19,783	79,495
RMB Holdings Ltd.	120,973	558,734
Sanlam Ltd.	133,621	679,026
Sasol Ltd.	4,334	213,301
Vodacom Group Ltd.	34,171	433,245

COMMON STOCKS (continued)	Shares	Value (Note 2)
South Africa (continued)
Woolworths Holdings Ltd.	147,724	$1,052,719

		4,802,361

South Korea — 16.5%
AMOREPACIFIC Group	553	243,971
Daelim Industrial Co. Ltd.*	10,692	955,264
Daewoo International Corp.	6,360	249,420
E-Mart Co. Ltd.*	2,701	683,101
Hanwha Life Insurance Co. Ltd.	79,180	570,579
Hyosung Corp.	14,719	982,098
Hyundai Engineering & Construction Co. Ltd.	2,200	126,819
Hyundai Hysco Co. Ltd.*	1,480	58,296
Hyundai Mobis*	6,474	1,802,387
Hyundai Motor Co.	2,230	500,561
Hyundai Wia Corp.*	9,772	1,763,524
KB Financial Group, Inc.	10,990	444,215
KCC Corp.	1,104	490,911
Kia Motors Corp.	20,029	1,066,575
Korea Zinc Co. Ltd.	2,864	863,948
KT Corp.*	9,320	279,207
LG Chem Ltd.*	1,469	417,845
LG Display Co. Ltd.*	56,970	1,375,731
Mirae Asset Securities Co. Ltd.	20,970	764,856
NAVER Corp.*	869	598,852
POSCO	1,470	457,409
Samsung Card Co. Ltd.	10,140	359,652
Samsung Electronics Co. Ltd.	6,569	8,559,718
Samsung Heavy Industries Co. Ltd.	13,040	471,283
Shinhan Financial Group Co. Ltd.	9,470	425,154
SK Holdings Co. Ltd.*	6,558	1,188,993
SK Hynix, Inc.*	24,780	866,744
SK Telecom Co. Ltd., ADR	72,700	1,789,874
Woori Finance Holdings Co. Ltd.	34,450	435,199

		28,792,186

Taiwan — 9.7%
Asustek Computer, Inc.	51,000	459,310
Cheng Shin Rubber Industry Co. Ltd.	550	1,441
Chicony Electronics Co. Ltd.	341,380	859,568
China Motor Corp.	33,000	31,957
Compal Electronics, Inc.	540,000	414,074
Delta Electronics, Inc.	161,000	921,965
Eclat Textile Co. Ltd.	49,000	553,289
Far Eastern Department Stores Co. Ltd.	231,000	228,959
Far EasTone Telecommunications Co. Ltd.	81,000	177,947
Fubon Financial Holding Co. Ltd.	842,000	1,234,905
Hon Hai Precision Industry Co. Ltd.	630,600	1,700,919
Innolux Corp.*	1,488,000	568,553
Inventec Corp.	1,517,000	1,343,313
Kinsus Interconnect Technology Corp.	221,000	734,845
Lite-On Technology Corp.	279,384	448,987
Mega Financial Holding Co. Ltd.	475,000	400,488
Pegatron Corp.	480,000	620,539
President Chain Store Corp.	112,000	777,620
Realtek Semiconductor Corp.	310,070	834,524
SinoPac Financial Holdings Co. Ltd.	736,000	367,683
Taishin Financial Holding Co. Ltd.	1,001,000	493,034
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	78,000	1,360,320

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Taiwan (continued)
Teco Electric and Machinery Co. Ltd.	343,000	$394,030
Uni-President Enterprises Corp.	1,138,300	2,054,101

		16,982,371

Thailand — 2.4%
Airports of Thailand PCL	127,500	617,159
Bangkok Bank PCL	187,800	1,022,961
BEC World PCL, NVDR	133,200	205,335
Kasikornbank PCL	44,700	213,668
Krung Thai Bank PCL	860,000	434,639
PTT Exploration & Production PCL, NVDR	145,700	740,069
PTT Global Chemical PCL	399,800	965,537

		4,199,368

Turkey — 1.9%
Enka Insaat ve Sanayi A/S	126,387	354,376
Eregli Demir ve Celik Fabrikalari TAS	404,953	486,508
TAV Havalimanlari Holding A/S	178,906	1,288,076
Turk Hava Yollari	395,533	1,185,845

		3,314,805

Ukraine
Kernel Holding SA*	6,574	83,087

United States — 0.1%
Southern Copper Corp.	7,900	226,809

TOTAL COMMON STOCKS (cost $152,467,362)		155,167,244

PREFERRED STOCKS — 3.2%
Brazil
Cia Brasileira de Distribuicao Grupo Pao de Acucar, (PRFC),	10,600	471,356
Cia Energetica de Sao Paulo, (PRFC B)	135,300	1,285,759
Itau Unibanco Holding SA, ADR (PRFC)	85,540	1,160,778
Petroleo Brasileiro SA, (PRFC)	271,700	1,966,996
Vale SA, (PRFC),	48,000	665,906

TOTAL PREFERRED STOCKS (cost $6,336,129)		5,550,795

TOTAL LONG-TERM INVESTMENTS (cost $158,803,491)		160,718,039

SHORT-TERM INVESTMENT — 5.7%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $10,085,813; includes $5,503,922 of cash collateral for securitieson loan)(b)(w)(Note 4)	10,085,813	10,085,813

TOTAL INVESTMENTS — 97.7% (cost $168,889,304)		170,803,852
OTHER ASSETS IN EXCESS OF LIABILITIES(x) — 2.3%		3,931,866

NET ASSETS — 100.0%		$174,735,718

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1993.
ADR	American Depositary Receipt
CNX	CRISIL NSE Index
CMPC	Compania Manufacturera de Papeles y Cartones
FTSE	Financial Times Stock Exchange
GDR	Global Depositary Receipt
HSCEI	Hang Seng China Enterprises Index
JSE	Johannesburg Stock Exchange
KLCI	Kuala Lumpur Composite Index
KOSPI	Korea Composite Stock Price Index
MSCI	Morgan Stanley Capital International
NVDR	Non-voting Depositary Receipts
PRFC	Preference Shares
RTS	Russian Stock Index
SET	Stock Exchange Thailand
SGX	Singapore Exchange
WIG	Warsaw Stock Exchange
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
CSK	Czech Koruna
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SGD	Singapore Dollar
THB	Thailand Baht
TRY	Turkish Lira
TWD	New Taiwanese Dollar
ZAR	South African Rand

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $5,349,570; cash collateral of $5,503,922 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Financial futures contracts open at December 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)(1)
Long Positions:
183	FTSE/JSE Top 40 Index	Mar. 2014	$6,865,612	$7,274,643	$409,031
57	Hang Seng China Enterprises Index	Jan. 2014	3,909,073	3,981,539	72,466
121	MSCI Taiwan Stock Index	Jan. 2014	3,593,191	3,668,720	75,529

					557,026

Short Positions:
19	FTSE Bursa Malaysia KLCI Index	Jan. 2014	533,505	541,490	(7,985)
75	KOSPI 200 Index	Mar. 2014	9,297,117	9,439,404	(142,287)
66	Mexican Bolsa Index	Mar. 2014	2,147,119	2,170,799	(23,680)
44	SET50 Index	Mar. 2014	1,210,010	1,168,022	41,988
582	SGX CNX Nifty Index	Jan. 2014	7,361,960	7,392,564	(30,604)
11	SGX MSCI Singapore Index	Jan. 2014	621,316	636,665	(15,349)

					(177,917)

					$379,109

(1)	Cash of $2,313,595 has been segregated to cover requirement for open futures contracts as of December 31, 2013.

Forward foreign currency exchange contracts outstanding at December 31, 2013:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real, Expiring 03/19/14	Credit Suisse First Boston Corp.	BRL	1,350	$567,257	$561,452	$(5,805)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	BRL	1,350	567,264	561,452	(5,812)
Czech Koruna, Expiring 03/19/14	Credit Suisse First Boston Corp.	CSK	19,900	993,553	1,002,708	9,155
Expiring 03/19/14	Credit Suisse First Boston Corp.	CSK	8,550	429,258	430,812	1,554
Expiring 03/19/14	Credit Suisse First Boston Corp.	CSK	1,750	87,268	88,178	910
Expiring 03/19/14	Royal Bank of Scotland Group PLC	CSK	19,900	993,559	1,002,708	9,149
Expiring 03/19/14	Royal Bank of Scotland Group PLC	CSK	8,550	429,223	430,812	1,589
Expiring 03/19/14	Royal Bank of Scotland Group PLC	CSK	1,750	87,313	88,178	865
Hong Kong Dollar, Expiring 03/19/14	Credit Suisse First Boston Corp.	HKD	1,300	167,705	167,664	(41)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	HKD	4,400	567,675	567,477	(198)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	HKD	3,000	386,928	386,916	(12)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	HKD	3,000	386,959	386,916	(43)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	HKD	1,700	219,279	219,252	(27)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	HKD	1,300	167,705	167,664	(41)
Hungarian Forint, Expiring 03/19/14	Credit Suisse First Boston Corp.	HUF	533,301	2,418,698	2,457,438	38,740
Expiring 03/19/14	Credit Suisse First Boston Corp.	HUF	139,849	623,719	644,423	20,704
Expiring 03/19/14	Credit Suisse First Boston Corp.	HUF	139,849	628,371	644,422	16,051
Expiring 03/19/14	Royal Bank of Scotland Group PLC	HUF	533,301	2,418,684	2,457,438	38,754
Expiring 03/19/14	Royal Bank of Scotland Group PLC	HUF	139,849	623,715	644,422	20,707
Expiring 03/19/14	Royal Bank of Scotland Group PLC	HUF	139,849	628,367	644,422	16,055

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Indian Rupee, Expiring 03/19/14	Credit Suisse First Boston Corp.	INR	49,000	$765,347	$777,655	$12,308
Expiring 03/19/14	Credit Suisse First Boston Corp.	INR	44,699	713,289	709,388	(3,901)
Expiring 03/19/14	Credit Suisse First Boston Corp.	INR	12,500	196,790	198,382	1,592
Expiring 03/19/14	Credit Suisse First Boston Corp.	INR	11,000	175,573	174,576	(997)
Expiring 03/19/14	Credit Suisse First Boston Corp.	INR	4,000	63,563	63,482	(81)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	INR	49,000	765,346	777,654	12,308
Expiring 03/19/14	Royal Bank of Scotland Group PLC	INR	44,699	713,293	709,387	(3,906)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	INR	12,500	196,790	198,382	1,592
Expiring 03/19/14	Royal Bank of Scotland Group PLC	INR	11,000	175,573	174,576	(997)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	INR	4,000	63,563	63,482	(81)
Indonesian Rupiah, Expiring 03/19/14	Credit Suisse First Boston Corp.	IDR	1,550,000	124,699	125,568	869
Expiring 03/19/14	Credit Suisse First Boston Corp.	IDR	1,400,000	112,179	113,417	1,238
Expiring 03/19/14	Royal Bank of Scotland Group PLC	IDR	1,550,000	124,701	125,568	867
Expiring 03/19/14	Royal Bank of Scotland Group PLC	IDR	1,400,000	112,180	113,417	1,237
Malaysian Ringgit, Expiring 03/19/14	Credit Suisse First Boston Corp.	MYR	7,671	2,372,366	2,330,945	(41,421)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	MYR	7,671	2,372,352	2,330,945	(41,407)
Mexican Peso, Expiring 03/19/14	Credit Suisse First Boston Corp.	MXN	12,850	985,393	978,066	(7,327)
Expiring 03/19/14	Credit Suisse First Boston Corp.	MXN	9,450	725,972	719,278	(6,694)
Expiring 03/19/14	Credit Suisse First Boston Corp.	MXN	9,300	712,104	707,861	(4,243)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	MXN	12,850	985,452	978,066	(7,386)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	MXN	9,450	726,039	719,279	(6,760)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	MXN	9,300	712,118	707,861	(4,257)
New Taiwanese Dollar, Expiring 03/19/14	Credit Suisse First Boston Corp.	TWD	133,926	4,556,935	4,503,774	(53,161)
Expiring 03/19/14	Credit Suisse First Boston Corp.	TWD	41,321	1,404,527	1,389,579	(14,948)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	TWD	133,926	4,556,907	4,503,774	(53,133)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	TWD	41,321	1,404,518	1,389,578	(14,940)
Peruvian Nuevo Sol, Expiring 03/19/14	Royal Bank of Scotland Group PLC	PEN	30	10,757	10,604	(153)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	PEN	20	7,101	7,069	(32)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	PEN	10	3,518	3,535	17
Expiring 03/19/14	Royal Bank of Scotland Group PLC	PEN	10	3,546	3,534	(12)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	PEN	10	3,580	3,534	(46)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	PEN	10	3,583	3,535	(48)
Polish Zloty, Expiring 03/19/14	Credit Suisse First Boston Corp.	PLN	16,435	5,374,004	5,413,958	39,954
Expiring 03/19/14	Credit Suisse First Boston Corp.	PLN	4,341	1,392,459	1,429,856	37,397

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Polish Zloty (continued), Expiring 03/19/14	Credit Suisse First Boston Corp.	PLN	3,444	$1,113,128	$1,134,660	$21,532
Expiring 03/19/14	Credit Suisse First Boston Corp.	PLN	2,200	706,471	724,732	18,261
Expiring 03/19/14	Credit Suisse First Boston Corp.	PLN	1,200	392,804	395,308	2,504
Expiring 03/19/14	Credit Suisse First Boston Corp.	PLN	1,000	327,050	329,424	2,374
Expiring 03/19/14	Credit Suisse First Boston Corp.	PLN	250	81,767	82,356	589
Expiring 03/19/14	Credit Suisse First Boston Corp.	PLN	200	64,191	65,885	1,694
Expiring 03/19/14	Credit Suisse First Boston Corp.	PLN	100	32,638	32,942	304
Expiring 03/19/14	Royal Bank of Scotland Group PLC	PLN	16,435	5,373,972	5,413,958	39,986
Expiring 03/19/14	Royal Bank of Scotland Group PLC	PLN	4,341	1,392,451	1,429,856	37,405
Expiring 03/19/14	Royal Bank of Scotland Group PLC	PLN	3,444	1,113,128	1,134,660	21,532
Expiring 03/19/14	Royal Bank of Scotland Group PLC	PLN	2,200	706,405	724,732	18,327
Expiring 03/19/14	Royal Bank of Scotland Group PLC	PLN	1,200	392,813	395,308	2,495
Expiring 03/19/14	Royal Bank of Scotland Group PLC	PLN	1,000	327,043	329,423	2,380
Expiring 03/19/14	Royal Bank of Scotland Group PLC	PLN	250	81,768	82,356	588
Expiring 03/19/14	Royal Bank of Scotland Group PLC	PLN	200	64,185	65,885	1,700
Expiring 03/19/14	Royal Bank of Scotland Group PLC	PLN	100	32,636	32,943	307
Russian Ruble, Expiring 03/19/14	Credit Suisse First Boston Corp.	RUB	32,500	973,119	975,536	2,417
Expiring 03/19/14	Credit Suisse First Boston Corp.	RUB	30,500	910,863	915,504	4,641
Expiring 03/19/14	Royal Bank of Scotland Group PLC	RUB	32,500	973,126	975,536	2,410
Expiring 03/19/14	Royal Bank of Scotland Group PLC	RUB	30,500	910,875	915,504	4,629
South Korean Won, Expiring 03/19/14	Credit Suisse First Boston Corp.	KRW	6,510,748	6,149,877	6,139,261	(10,616)
Expiring 03/19/14	Credit Suisse First Boston Corp.	KRW	1,349,691	1,264,391	1,272,681	8,290
Expiring 03/19/14	Credit Suisse First Boston Corp.	KRW	1,255,000	1,187,059	1,183,393	(3,666)
Expiring 03/19/14	Credit Suisse First Boston Corp.	KRW	900,000	851,272	848,649	(2,623)
Expiring 03/19/14	Credit Suisse First Boston Corp.	KRW	135,000	126,970	127,297	327
Expiring 03/19/14	Royal Bank of Scotland Group PLC	KRW	6,510,748	6,149,840	6,139,261	(10,579)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	KRW	1,349,691	1,264,383	1,272,681	8,298
Expiring 03/19/14	Royal Bank of Scotland Group PLC	KRW	1,255,000	1,187,076	1,183,393	(3,683)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	KRW	900,000	851,282	848,648	(2,634)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	KRW	135,000	126,969	127,297	328
Thai Baht, Expiring 03/19/14	Credit Suisse First Boston Corp.	THB	2,000	61,444	60,648	(796)
Expiring 03/19/14	Credit Suisse First Boston Corp.	THB	1,000	30,874	30,324	(550)
Expiring 03/19/14	Credit Suisse First Boston Corp.	THB	1,000	30,998	30,324	(674)
Expiring 03/19/14	Credit Suisse First Boston Corp.	THB	500	15,158	15,162	4
Expiring 03/19/14	Royal Bank of Scotland Group PLC	THB	2,000	61,445	60,648	(797)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	THB	2,000	61,935	60,648	(1,287)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	THB	1,000	30,430	30,324	(106)

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Thai Baht (continued), Expiring 03/19/14	Royal Bank of Scotland Group PLC	THB	1,000	$30,874	$30,324	$(550)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	THB	1,000	30,999	30,324	(675)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	THB	500	15,159	15,163	4
Turkish Lira, Expiring 03/19/14	Credit Suisse First Boston Corp.	TRY	2,255	1,085,216	1,032,060	(53,156)
Expiring 03/19/14	Credit Suisse First Boston Corp.	TRY	2,130	1,025,149	974,850	(50,299)
Expiring 03/19/14	Credit Suisse First Boston Corp.	TRY	2,060	996,472	942,813	(53,659)
Expiring 03/19/14	Credit Suisse First Boston Corp.	TRY	1,980	952,828	906,199	(46,629)
Expiring 03/19/14	Credit Suisse First Boston Corp.	TRY	1,012	488,821	463,168	(25,653)
Expiring 03/19/14	Credit Suisse First Boston Corp.	TRY	910	438,409	416,486	(21,923)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	TRY	2,255	1,084,952	1,032,060	(52,892)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	TRY	2,130	1,025,111	974,850	(50,261)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	TRY	2,060	996,206	942,813	(53,393)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	TRY	1,980	952,345	906,198	(46,147)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	TRY	1,012	488,818	463,168	(25,650)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	TRY	910	438,445	416,485	(21,960)

				$91,480,257	$91,148,427	$(331,830)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real, Expiring 03/19/14	Credit Suisse First Boston Corp.	BRL	3,935	$1,626,907	$1,636,528	$(9,621)
Expiring 03/19/14	Credit Suisse First Boston Corp.	BRL	2,355	973,299	979,422	(6,123)
Expiring 03/19/14	Credit Suisse First Boston Corp.	BRL	2,245	941,566	933,673	7,893
Expiring 03/19/14	Credit Suisse First Boston Corp.	BRL	1,240	510,778	515,703	(4,925)
Expiring 03/19/14	Credit Suisse First Boston Corp.	BRL	760	316,698	316,077	621
Expiring 03/19/14	Credit Suisse First Boston Corp.	BRL	135	56,139	56,146	(7)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	BRL	3,935	1,626,907	1,636,528	(9,621)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	BRL	2,355	973,285	979,421	(6,136)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	BRL	2,245	941,552	933,674	7,878
Expiring 03/19/14	Royal Bank of Scotland Group PLC	BRL	1,240	510,774	515,704	(4,930)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	BRL	760	316,693	316,076	617
Expiring 03/19/14	Royal Bank of Scotland Group PLC	BRL	135	56,138	56,146	(8)
Chilean Peso, Expiring 03/19/14	Credit Suisse First Boston Corp.	CLP	1,204,253	2,229,259	2,271,897	(42,638)
Expiring 03/19/14	Credit Suisse First Boston Corp.	CLP	280,000	519,016	528,237	(9,221)
Expiring 03/19/14	Credit Suisse First Boston Corp.	CLP	185,000	342,663	349,013	(6,350)
Expiring 03/19/14	Credit Suisse First Boston Corp.	CLP	170,000	315,375	320,715	(5,340)
Expiring 03/19/14	Credit Suisse First Boston Corp.	CLP	30,000	55,651	56,597	(946)
Expiring 03/19/14	Credit Suisse First Boston Corp.	CLP	20,000	37,566	37,732	(166)

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Chilean Peso (continued),
Expiring 03/19/14	Royal Bank of Scotland Group PLC	CLP	1,204,253	$2,229,272	$2,271,896	$(42,624)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	CLP	280,000	519,009	528,237	(9,228)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	CLP	185,000	342,659	349,014	(6,355)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	CLP	170,000	315,371	320,715	(5,344)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	CLP	80,000	150,023	150,924	(901)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	CLP	30,000	55,650	56,596	(946)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	CLP	20,000	37,565	37,731	(166)
Colombian Peso, Expiring 03/19/14	Credit Suisse First Boston Corp.	COP	1,635,000	835,756	843,642	(7,886)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	COP	1,635,000	835,761	843,642	(7,881)
Hong Kong Dollar, Expiring 03/19/14	Credit Suisse First Boston Corp.	HKD	2,579	332,713	332,619	94
Expiring 03/19/14	Royal Bank of Scotland Group PLC	HKD	5,000	644,937	644,860	77
Expiring 03/19/14	Royal Bank of Scotland Group PLC	HKD	2,579	332,714	332,619	95
Expiring 03/19/14	Royal Bank of Scotland Group PLC	HKD	2,400	309,552	309,533	19
Expiring 03/19/14	Royal Bank of Scotland Group PLC	HKD	1,800	232,225	232,150	75
Expiring 03/19/14	Royal Bank of Scotland Group PLC	HKD	1,800	232,176	232,150	26
Expiring 03/19/14	Royal Bank of Scotland Group PLC	HKD	1,000	129,002	128,972	30
Expiring 03/19/14	Royal Bank of Scotland Group PLC	HKD	100	12,898	12,897	1
Indonesian Rupiah, Expiring 03/19/14	Credit Suisse First Boston Corp.	IDR	7,308,321	593,022	592,060	962
Expiring 03/19/14	Royal Bank of Scotland Group PLC	IDR	7,308,321	593,025	592,059	966
Israeli Shekel, Expiring 03/19/14	Credit Suisse First Boston Corp.	ILS	6,633	1,893,221	1,907,910	(14,689)
Expiring 03/19/14	Credit Suisse First Boston Corp.	ILS	1,718	486,453	494,052	(7,599)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	ILS	6,633	1,893,209	1,907,909	(14,700)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	ILS	1,718	486,450	494,052	(7,602)
Malaysian Ringgit, Expiring 03/19/14	Credit Suisse First Boston Corp.	MYR	1,800	558,569	546,956	11,613
Expiring 03/19/14	Credit Suisse First Boston Corp.	MYR	1,750	540,026	531,763	8,263
Expiring 03/19/14	Credit Suisse First Boston Corp.	MYR	1,750	537,782	531,763	6,019
Expiring 03/19/14	Credit Suisse First Boston Corp.	MYR	200	61,595	60,773	822
Expiring 03/19/14	Royal Bank of Scotland Group PLC	MYR	1,800	558,561	546,956	11,605
Expiring 03/19/14	Royal Bank of Scotland Group PLC	MYR	1,750	540,019	531,763	8,256
Expiring 03/19/14	Royal Bank of Scotland Group PLC	MYR	1,750	537,774	531,763	6,011
Expiring 03/19/14	Royal Bank of Scotland Group PLC	MYR	200	61,594	60,773	821

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Mexican Peso, Expiring 03/19/14	Credit Suisse First Boston Corp.	MXN	44,662	$3,350,722	$3,399,371	$(48,649)
Expiring 03/19/14	Credit Suisse First Boston Corp.	MXN	28,050	2,103,057	2,135,000	(31,943)
Expiring 03/19/14	Credit Suisse First Boston Corp.	MXN	13,950	1,067,637	1,061,792	5,845
Expiring 03/19/14	Credit Suisse First Boston Corp.	MXN	6,100	467,782	464,296	3,486
Expiring 03/19/14	Royal Bank of Scotland Group PLC	MXN	44,662	3,350,701	3,399,370	(48,669)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	MXN	28,050	2,102,916	2,135,001	(32,085)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	MXN	13,950	1,067,634	1,061,792	5,842
Expiring 03/19/14	Royal Bank of Scotland Group PLC	MXN	6,100	467,799	464,296	3,503
Peruvian Nuevo Sol, Expiring 03/19/14	Credit Suisse First Boston Corp.	PEN	98	34,085	34,462	(377)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	PEN	98	34,085	34,462	(377)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	PEN	80	28,444	28,276	168
Expiring 03/19/14	Royal Bank of Scotland Group PLC	PEN	20	7,055	7,069	(14)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	PEN	20	7,015	7,069	(54)
Philippine Peso, Expiring 03/19/14	Credit Suisse First Boston Corp.	PHP	90,750	2,055,286	2,046,985	8,301
Expiring 03/19/14	Credit Suisse First Boston Corp.	PHP	9,000	204,173	203,007	1,166
Expiring 03/19/14	Royal Bank of Scotland Group PLC	PHP	90,750	2,055,299	2,046,985	8,314
Expiring 03/19/14	Royal Bank of Scotland Group PLC	PHP	9,000	204,170	203,007	1,163
Polish Zloty, Expiring 03/19/14	Credit Suisse First Boston Corp.	PLN	300	98,254	98,827	(573)
Expiring 03/19/14	Credit Suisse First Boston Corp.	PLN	250	81,783	82,355	(572)
Expiring 03/19/14	Credit Suisse First Boston Corp.	PLN	100	32,569	32,942	(373)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	PLN	300	98,270	98,827	(557)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	PLN	250	81,766	82,356	(590)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	PLN	100	32,563	32,942	(379)
Russian Ruble, Expiring 03/19/14	Credit Suisse First Boston Corp.	RUB	103,472	3,108,014	3,105,853	2,161
Expiring 03/19/14	Credit Suisse First Boston Corp.	RUB	8,500	251,060	255,141	(4,081)
Expiring 03/19/14	Credit Suisse First Boston Corp.	RUB	3,500	103,435	105,057	(1,622)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	RUB	103,472	3,108,033	3,105,854	2,179
Expiring 03/19/14	Royal Bank of Scotland Group PLC	RUB	8,500	251,057	255,140	(4,083)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	RUB	3,500	103,434	105,058	(1,624)
Singapore Dollar, Expiring 03/19/14	Credit Suisse First Boston Corp.	SGD	9,850	7,884,165	7,805,559	78,606
Expiring 03/19/14	Credit Suisse First Boston Corp.	SGD	2,820	2,257,247	2,234,688	22,559
Expiring 03/19/14	Credit Suisse First Boston Corp.	SGD	760	605,507	602,256	3,251
Expiring 03/19/14	Credit Suisse First Boston Corp.	SGD	660	525,907	523,012	2,895
Expiring 03/19/14	Credit Suisse First Boston Corp.	SGD	95	75,551	75,282	269
Expiring 03/19/14	Royal Bank of Scotland Group PLC	SGD	9,850	7,884,213	7,805,560	78,653

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Singapore Dollar (continued),
Expiring 03/19/14	Royal Bank of Scotland Group PLC	SGD	2,820	$2,257,333	$2,234,688	$22,645
Expiring 03/19/14	Royal Bank of Scotland Group PLC	SGD	760	605,538	602,257	3,281
Expiring 03/19/14	Royal Bank of Scotland Group PLC	SGD	660	525,914	523,012	2,902
Expiring 03/19/14	Royal Bank of Scotland Group PLC	SGD	95	75,551	75,282	269
South African Rand,
Expiring 03/19/14	Credit Suisse First Boston Corp.	ZAR	3,819	364,012	359,935	4,077
Expiring 03/19/14	Credit Suisse First Boston Corp.	ZAR	1,128	106,372	106,294	78
Expiring 03/19/14	Royal Bank of Scotland Group PLC	ZAR	3,819	364,014	359,934	4,080
Expiring 03/19/14	Royal Bank of Scotland Group PLC	ZAR	1,128	106,372	106,294	78
South Korean Won,
Expiring 03/19/14	Credit Suisse First Boston Corp.	KRW	175,000	164,103	165,015	(912)
Expiring 03/19/14	Credit Suisse First Boston Corp.	KRW	45,000	42,148	42,432	(284)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	KRW	175,000	164,104	165,015	(911)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	KRW	45,000	42,149	42,433	(284)
Thai Baht,
Expiring 03/19/14	Credit Suisse First Boston Corp.	THB	6,775	208,846	205,447	3,399
Expiring 03/19/14	Credit Suisse First Boston Corp.	THB	1,500	46,139	45,486	653
Expiring 03/19/14	Credit Suisse First Boston Corp.	THB	1,000	30,845	30,324	521
Expiring 03/19/14	Credit Suisse First Boston Corp.	THB	1,000	30,807	30,324	483
Expiring 03/19/14	Royal Bank of Scotland Group PLC	THB	6,775	208,847	205,447	3,400
Expiring 03/19/14	Royal Bank of Scotland Group PLC	THB	1,500	46,139	45,487	652
Expiring 03/19/14	Royal Bank of Scotland Group PLC	THB	1,000	30,845	30,325	520
Expiring 03/19/14	Royal Bank of Scotland Group PLC	THB	1,000	30,807	30,325	482
Turkish Lira,
Expiring 03/19/14	Credit Suisse First Boston Corp.	TRY	2,740	1,287,307	1,254,032	33,275
Expiring 03/19/14	Credit Suisse First Boston Corp.	TRY	1,840	871,087	842,124	28,963
Expiring 03/19/14	Royal Bank of Scotland Group PLC	TRY	2,740	1,287,509	1,254,033	33,476
Expiring 03/19/14	Royal Bank of Scotland Group PLC	TRY	1,840	871,480	842,124	29,356

				$84,197,805	$84,135,056	$62,749

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Total return swap agreements outstanding at December 31, 2013:

Counterparty	Termination Date	Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs & Co.	01/29/14	2		Pay or receive amounts based on market value fluctuation of HSCEI China Index	$61,090	$—	$61,090
Goldman Sachs & Co.	01/24/14	9		Pay or receive amounts based on market value fluctuation of MSCI Taiwan Index	63,040	—	63,040
Goldman Sachs & Co.	03/14/15	2		Pay or receive amounts based on market value fluctuation of MSCI Turkey Total Return Net Index	(99,373)	(37,453)	(61,920)
Goldman Sachs & Co.	01/30/14	—	(r)	Pay or receive amounts based on market value fluctuation of SGX CNX Nifty Index	(19,402)	—	(19,402)
Morgan Stanley	02/12/14	—	(r)	Pay or receive amounts based on market value fluctuation of Bovespa Index	7,176	—	7,176
Morgan Stanley	03/17/14	—	(r)	Pay or receive amounts based on market value fluctuation of RTS INDEX	169,975	—	169,975
Morgan Stanley	03/21/14	1		Pay or receive amounts based on market value fluctuation of WIG 20 Index	(6,845)	—	(6,845)

					$175,661	$(37,453)	$213,114

(r)	Less than $500 par.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Brazil	$9,880,057	$—	$—
Chile	2,724,176	—	—
China	—	34,354,343	—
Hong Kong	—	1,286,323	—
Hungary	—	547,552	—
India	10,909,295	—	—
Indonesia	—	3,675,255	—
Malaysia	789,832	6,726,069	—
Mexico	10,284,149	—	—
Peru	586,113	—	—
Poland	—	3,442,344	—
Russia	11,560,749	—	—
South Africa	433,245	4,369,116	—
South Korea	1,789,874	26,944,016	58,296
Taiwan	1,360,320	15,622,051	—
Thailand	—	4,199,368	—
Turkey	—	3,314,805	—
Ukraine	—	83,087	—
United States	226,809	—	—
Preferred Stocks:
Brazil	5,550,795	—	—
Affiliated Money Market Mutual Fund	10,085,813	—	—
Other Financial Instruments*
Futures	379,109	—	—
Foreign Forward Currency Contracts	—	(269,081)	—
Total Return Swaps	—	275,034	(61,920)

Total	$66,560,336	$104,570,282	$(3,624)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2013 were as follows (unaudited):

Commercial Banks	14.5%
Oil, Gas & Consumable Fuels	8.9
Wireless Telecommunication Services	7.4
Semiconductors & Semiconductor Equipment Affiliated	7.1
Money Market Mutual Fund (3.1% represents investments purchased with collateral from securities on loan)	5.7
Automobiles	4.0
Electric Utilities	3.9
Food Products	3.2
Electronic Equipment, Instruments & Components	2.6
Insurance	2.5
Chemicals	2.4
Computers & Peripherals	2.4
IT Services	2.4
Metals & Mining	2.3
Internet Software & Services	2.2

Auto Components	2.0%
Beverages	2.0
Industrial Conglomerates	2.0
Real Estate Management & Development	1.8
Transportation Infrastructure	1.8
Food & Staples Retailing	1.3
Diversified Financial Services	1.3
Construction & Engineering	1.3
Independent Power Producers & Energy Traders	1.2
Pharmaceuticals	1.2
Specialty Retail	1.1
Household Products	1.0
Gas Utilities	0.8
Diversified Telecommunication Services	0.7
Multiline Retail	0.7
Airlines	0.7
Construction Materials	0.7
Capital Markets	0.6
Textiles, Apparel & Luxury Goods	0.5
Electrical Equipment	0.5
Consumer Finance	0.4

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Machinery	0.4%
Paper & Forest Products	0.4
Media	0.4
Energy Equipment & Services	0.3
Building Products	0.3
Diversified Consumer Services	0.2
Distributors	0.2
Trading Companies & Distributors	0.1

Personal Products	0.1%
Marine	0.1
Real Estate Investment Trusts (REITs)	0.1

97.7
Other assets in excess of liabilities	2.3

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risks associated with derivative instruments are foreign exchange and equity contracts risk.

The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	$960,653		Unrealized depreciation on foreign currency forward contracts	$1,229,734
Equity contracts	Due from broker-variation margin	599,014	*	Due from broker-variation margin	219,905	*
Equity contracts	—	—		Premiums received for swap agreements	37,453
Equity contracts	Unrealized appreciation on over-the-counter swap agreements	301,281		Unrealized depreciation on over-the-counter swap agreements	88,167

Total		$1,860,948			$1,575,259

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period February 25, 2013** through December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Swaps	Forward Currency Contracts(2)	Total
Foreign exchange contracts	$—	$—	$—	$6,456,020	$6,456,020
Equity contracts	19,285	757,829	821,123	—	1,598,237

Total	$19,285	$757,829	$821,123	$6,456,020	$8,054,257

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value		Futures	Swaps	Forward Currency Contracts(3)	Total
Foreign exchange contracts		$—	$—	$(269,081)	$(269,081)
Equity contracts		379,109	213,114	—	592,223

Total		$379,109	$213,114	$(269,081)	$323,142

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

For the period February 25, 2013** through December 31, 2013, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts - Long Positions(1)	Futures Contracts - Short Positions(1)	Forward Foreign Currency Exchange Purchase Contracts(2)	Forward Foreign Currency Exchange Sale Contracts(3)	Total Return Swap Agreements(4)
$21,029,995	$19,207,590	$137,698,269	$125,236,492	$5,092,152

(1)	Value at Trade Date.

(2)	Value at Settlement Date Payable.

(3)	Value at Settlement Date Receivable.

(4)	Notional Amount.

**	Commencement of operations.

The Portfolio invested in financial instruments and derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instruments and derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$5,349,570	$—	$—	$5,349,570
Exchange-traded and cleared derivatives	42,982	—	—	42,982
Over-the-counter derivatives*	1,261,934	—	—	1,261,934

				6,654,486

Liabilities:
Over-the-counter derivatives*	(1,317,901)	—	—	(1,317,901)

Collateral Amount Pledged/(Received):
Securities on loan				(5,349,570)
Exchange-traded and cleared derivatives				—
Over-the-counter derivatives				159,634

Net Amount				$146,649

*	Over-the-counter derivatives may consist of forward foreign currency exchange contracts, options contracts and swap agreements. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation) by counterparty, see the Schedule of Investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $5,349,570:
Unaffiliated investments (cost $158,803,491)	$160,718,039
Affiliated investments (cost $10,085,813)	10,085,813
Cash	8,258
Foreign currency, at value (cost $661,421)	661,296
Deposit with broker	8,911,735
Unrealized appreciation on foreign currency forward contracts	960,653
Unrealized appreciation on over-the-counter swap agreements	301,281
Dividends receivable	86,589
Due from broker-variation margin	42,982
Receivable for fund share sold	7,679
Prepaid expenses	1,707

Total Assets	181,786,032

LIABILITIES:
Payable to broker for collateral for securities on loan	5,503,922
Unrealized depreciation on foreign currency forward contracts	1,229,734
Accrued expenses and other liabilities	99,962
Unrealized depreciation on over-the-counter swap agreements	88,167
Advisory fees payable	88,165
Premiums received for swap agreements	37,453
Distribution fee payable	2,387
Affiliated transfer agent fee payable	417
Payable for fund share repurchased	107

Total Liabilities	7,050,314

NET ASSETS	$174,735,718

Net assets were comprised of:
Paid-in capital	$173,341,092
Retained earnings	1,394,626

Net assets, December 31, 2013	$174,735,718

Net asset value and redemption price per share, $174,735,718 / 17,059,659 outstanding shares of beneficial interest	$10.24

STATEMENT OF OPERATIONS

For the Period February 25, 2013* through December 31, 2013

INCOME
Unaffiliated dividend income (net of $565,930 foreign withholding tax)	$4,401,429
Affiliated dividend income	19,613
Affiliated income from securities lending, net	2,980

4,424,022

EXPENSES
Advisory fees	1,780,453
Custodian and accounting fees.	237,000
Distribution fee (Note 4)	163,344
Audit fee	31,000
Trustees’ fees	14,000
Legal fees and expenses	12,000
Shareholders’ reports	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300) (Note 4)	8,000
Commitment fee on syndicated credit agreement	4,000
Insurance expenses	2,000
Miscellaneous	25,841

Total expenses	2,286,638

NET INVESTMENT INCOME	2,137,384

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (net of foreign capital gains taxes $(281))	(10,839,123)
Futures transactions	757,829
Swap agreements transactions	821,123
Foreign currency transactions	6,281,399

(2,978,772)

Net change in unrealized appreciation (depreciation) on:
Investments.	1,914,548
Futures	379,109
Swap agreements	213,114
Foreign currencies	(270,757)

2,236,014

NET LOSS ON INVESTMENTS	(742,758)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,394,626

STATEMENT OF CHANGES IN NET ASSETS

February 25, 2013* through December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,137,384
Net realized loss on investment and foreign currency transactions	(2,978,772)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	2,236,014

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,394,626

FUND SHARE TRANSACTIONS:
Fund share sold [28,651,225 shares]	286,762,913
Fund share repurchased [11,591,566 shares]	(113,421,821)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	173,341,092

TOTAL INCREASE IN NET ASSETS	174,735,718
NET ASSETS:
Beginning of period	—

End of period	$174,735,718

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST BLACKROCK ISHARES ETF PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 98.8%
EXCHANGE TRADED FUNDS	Shares	Value (Note 2)
iShares Core S&P 500 ETF	135,868	$25,223,894
iShares Core Total U.S. Bond Market ETF	364,470	38,790,542
iShares iBoxx $ High Yield Corporate Bond ETF(a)	36,909	3,428,108
iShares iBoxx $ Investment Grade Corporate Bond ETF(a)	69,827	7,974,942
iShares Intermediate Credit Bond ETF(a)	68,730	7,414,592
iShares MSCI EAFE ETF	196,450	13,173,937
iShares MSCI Germany ETF(a)	81,106	2,575,927
iShares MSCI Japan ETF	94,144	1,141,967
iShares Russell 2000 ETF	49,612	5,720,760
iShares U.S. Financials ETF	32,174	2,579,068
iShares U.S. Healthcare ETF	22,038	2,568,749
iShares U.S. Technology ETF	29,258	2,586,992

TOTAL EXCHANGE TRADED FUNDS (cost $108,751,600)		113,179,478

SHORT-TERM INVESTMENT — 16.7%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $19,179,606; includes $16,065,344 of cash collateral for securities on loan)(b)(w) (Note 4)	19,179,606	19,179,606

TOTAL INVESTMENTS — 115.5% (cost $127,931,206)		132,359,084
LIABILITIES IN EXCESS OF OTHER ASSETS — (15.5)%		(17,766,947)

NET ASSETS — 100.0%		$114,592,137

The following abbreviations are used in the Portfolio descriptions:

EAFE	Europe, Australasia, Far East
ETF	Exchange Traded Funds
iBoxx	Bond Market Indices
MSCI	Morgan Stanley Capital International

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $15,704,421; cash collateral of $16,065,344 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST BLACKROCK ISHARES ETF PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Exchange Traded Funds	$113,179,478	$—	$—
Affiliated Money Market Mutual Fund	19,179,606	—	—

Total	$132,359,084	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

Exchange Traded Funds	98.8%
Affiliated Money Market Mutual Fund (14.0% represents investments purchased with collateral from securities on loan)	16.7

115.5
Liabilities in excess of other assets	(15.5)

100.0%

The Portfolio invested in financial instruments during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$15,704,421	$—	$—	$15,704,421
Collateral Amount Pledged/(Received):
Securities on loan				(15,704,421)

Net Amount				$—

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST BLACKROCK ISHARES ETF PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $15,704,421:
Unaffiliated investments (cost $108,751,600)	$113,179,478
Affiliated investments (cost $19,179,606)	19,179,606
Cash	389,879
Receivable for fund share sold	358,319
Dividends and interest receivable	136,691
Receivable for investments sold	25,355
Prepaid expenses	536

Total Assets	133,269,864

LIABILITIES:
Payable to broker for collateral for securities on loan	16,065,344
Payable for investments purchased	2,561,638
Accrued expenses and other liabilities	35,703
Advisory fees payable	13,066
Distribution fee payable	1,559
Affiliated transfer agent fee payable	417

Total Liabilities	18,677,727

NET ASSETS	$114,592,137

Net assets were comprised of:
Paid-in capital	$109,271,622
Retained earnings	5,320,515

Net assets, December 31, 2013	$114,592,137

Net asset value and redemption price per share, $114,592,137 / 10,793,858 outstanding shares of beneficial interest	$10.62

STATEMENT OF OPERATIONS

For the Period April 29, 2013* through December 31, 2013

INCOME
Unaffiliated dividend income	$1,148,484
Affiliated income from securities lending, net	12,179
Affiliated dividend income	2,305
Interest income	8

1,162,976

EXPENSES
Advisory fees	366,246
Distribution fee (Note 4)	41,151
Custodian and accounting fees	28,000
Audit fee	27,000
Legal fees and expenses	21,000
Shareholders’ reports	9,000
Trustees’ fees	8,000
Transfer agent’s fees and expenses (including affiliated expense of $1,900) (Note 4)	7,000
Commitment fee on syndicated credit agreement	4,000
Loan interest expense (Note 7)	280
Miscellaneous	3,951

Total expenses	515,628
Less: advisory fee waivers and/or expense reimbursement	(171,557)

Net expenses	344,071

NET INVESTMENT INCOME	818,905

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	73,732
Net change in unrealized appreciation (depreciation) on investments	4,427,878

NET GAIN ON INVESTMENTS	4,501,610

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,320,515

STATEMENT OF CHANGES IN NET ASSETS

April 29, 2013* through December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$818,905
Net realized gain on investment transactions	73,732
Net change in unrealized appreciation (depreciation) on investments	4,427,878

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	5,320,515

FUND SHARE TRANSACTIONS:
Fund share sold [11,820,490 shares]	119,644,764
Fund share repurchased [1,026,632 shares]	(10,373,142)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	109,271,622

TOTAL INCREASE IN NET ASSETS	114,592,137
NET ASSETS:
Beginning of period	—

End of period	$114,592,137

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST COHEN & STEERS REALTY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 98.8%
COMMON STOCKS	Shares	Value (Note 2)
Diversified REIT’s — 10.2%
American Assets Trust, Inc.	208,077	$6,539,860
Cousins Properties, Inc.	815,715	8,401,865
Duke Realty Corp.	335,787	5,050,236
Empire State Realty Trust, Inc. (Class A Stock)(a)	349,736	5,350,961
PS Business Parks, Inc.	50,667	3,871,972
Vornado Realty Trust	450,208	39,973,968

		69,188,862

Homebuilding — 0.7%
Toll Brothers, Inc.*	121,076	4,479,812

Hotels, Resorts & Cruise Lines — 2.2%
Hilton Worldwide Holdings, Inc.*	169,211	3,764,945
Hyatt Hotels Corp. (Class A Stock)*	78,858	3,900,317
Orient-Express Hotels Ltd. (Class A Stock)*	461,097	6,967,176

		14,632,438

Industrial REIT’s — 5.9%
First Industrial Realty Trust, Inc.(a)	282,102	4,922,680
ProLogis, Inc.	947,262	35,001,331

		39,924,011

Office REIT’s — 12.9%
Boston Properties, Inc.	287,052	28,811,409
Corporate Office Properties Trust(a)	319,703	7,573,764
Digital Realty Trust, Inc.(a)	53,726	2,639,021
Douglas Emmett, Inc.	433,708	10,101,059
Hudson Pacific Properties, Inc.	263,953	5,772,652
QTS Realty Trust, Inc. (Class A Stock)(a)	147,441	3,653,588
SL Green Realty Corp.(a)	314,617	29,064,318

		87,615,811

Real Estate Operating Companies — 1.5%
Forest City Enterprises, Inc. (Class A Stock)*	538,419	10,283,803

Residential REIT’s — 14.9%
Apartment Investment & Management Co. (Class A Stock)	404,225	10,473,470
BRE Properties, Inc.	160,897	8,802,675
Equity Residential(a)	753,119	39,064,283
Essex Property Trust, Inc.	54,542	7,827,322
Home Properties, Inc.	226,452	12,142,356
UDR, Inc.	981,068	22,907,938

		101,218,044

Retail REIT’s — 27.3%
DDR Corp.(a)	751,961	11,557,641
Federal Realty Investment Trust	132,755	13,462,685
General Growth Properties, Inc.(a)	834,980	16,758,049
Glimcher Realty Trust(a)	756,659	7,082,328
Ramco-Gershenson Properties Trust(a)	306,931	4,831,094
Regency Centers Corp.	316,034	14,632,374
Retail Properties of America, Inc.	394,873	5,022,785
Simon Property Group, Inc.	552,384	84,050,749
Tanger Factory Outlet Centers	195,790	6,269,196
Taubman Centers, Inc.	155,423	9,934,638
Weingarten Realty Investors(a)	410,727	11,262,134

		184,863,673

COMMON STOCKS (continued)	Shares	Value (Note 2)
Specialized REIT’s — 23.2%
Cubesmart.	612,959	$9,770,566
DiamondRock Hospitality Co.(a)	630,799	7,285,728
Extra Space Storage, Inc.	186,169	7,843,300
HCP, Inc.	299,123	10,864,147
Health Care REIT, Inc.	276,794	14,827,855
Healthcare Trust of America, Inc.(a)	649,346	6,389,565
Hersha Hospitality Trust	626,382	3,488,948
Host Hotels & Resorts, Inc.(a)	811,514	15,775,832
Omega Healthcare Investors, Inc.(a)	103,788	3,092,882
Public Storage	189,076	28,459,720
Sovran Self Storage, Inc.	89,400	5,826,198
Strategic Hotels & Resorts, Inc.*	888,036	8,391,940
Sunstone Hotel Investors, Inc.	424,812	5,692,481
Ventas, Inc.	520,939	29,839,386

		157,548,548

TOTAL LONG-TERM INVESTMENTS (cost $660,787,214)		669,755,002

SHORT-TERM INVESTMENT — 16.6%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $112,273,392; includes $107,271,755 of cash collateral for securities on loan)(b)(w)	112,273,392	112,273,392

TOTAL INVESTMENTS — 115.4% (cost $773,060,606)		782,028,394
LIABILITIES IN EXCESS OF OTHER ASSETS — (15.4)%		(104,560,483)

NET ASSETS — 100.0%		$677,467,911

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST COHEN & STEERS REALTY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The following abbreviation is used in the Portfolio descriptions:

REIT	Real Estate Investment Trust

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $104,301,249; cash collateral of $107,271,755 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$669,755,002	$—	$—
Affiliated Money Market Mutual Fund	112,273,392	—	—

Total	$782,028,394	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

Retail REIT’s	27.3%
Specialized REIT’s	23.2
Affiliated Money Market Mutual Fund (15.8% represents investments purchased with collateral from securities on loan)	16.6
Residential REIT’s	14.9
Office REIT’s	12.9

Diversified REIT’s	10.2%
Industrial REIT’s	5.9
Hotels, Resorts & Cruise Lines	2.2
Real Estate Operating Companies	1.5
Homebuilding	0.7

115.4
Liabilities in excess of other assets	(15.4)

100.0%

The Portfolio invested in financial instruments during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$104,301,249	$—	$—	$104,301,249
Collateral Amount Pledged/(Received):
Securities on loan				(104,301,249)

Net Amount				$—

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST COHEN & STEERS REALTY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $104,301,249:
Unaffiliated investments (cost $660,787,214)	$669,755,002
Affiliated investments (cost $112,273,392)	112,273,392
Dividends receivable	2,739,613
Receivable for fund share sold	139,095
Receivable for investments sold	119,113
Prepaid expenses	5,711

Total Assets	785,031,926

LIABILITIES:
Payable to broker for collateral for securities on loan	107,271,755
Advisory fees payable	209,042
Accrued expenses and other liabilities	55,856
Payable for fund share repurchased	17,569
Distribution fee payable	9,376
Affiliated transfer agent fee payable	417

Total Liabilities	107,564,015

NET ASSETS	$677,467,911

Net assets were comprised of:
Paid-in capital	$563,256,324
Retained earnings	114,211,587

Net assets, December 31, 2013	$677,467,911

Net asset value and redemption price per share, $677,467,911 / 89,437,286 outstanding shares of beneficial interest	$7.57

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Unaffiliated dividend income	$10,116,799
Affiliated income from securities lending, net	80,397
Affiliated dividend income	16,965

10,214,161

EXPENSES
Advisory fees	6,765,770
Distribution fee (Note 4)	587,010
Custodian and accounting fees	114,000
Shareholder servicing fees and expenses (Note 4)	100,382
Audit fee	20,000
Trustees’ fees	17,000
Legal fees and expenses	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Insurance expenses	8,000
Commitment fee on syndicated credit agreement	6,000
Shareholders’ reports	6,000
Loan interest expense (Note 7)	5,802
Miscellaneous	11,124

Total expenses	7,659,088
Less: advisory fee waivers and/or expense reimbursement	(494,409)
Less: shareholder servicing fee waiver	(13,539)

Net expenses	7,151,140

NET INVESTMENT INCOME	3,063,021

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	41,002,140
Net change in unrealized appreciation (depreciation) on investments	(26,324,360)

NET GAIN ON INVESTMENTS	14,677,780

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,740,801

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$3,063,021	$785,270
Net realized gain on investment transactions	41,002,140	70,574,793
Net change in unrealized appreciation (depreciation) on investments	(26,324,360)	10,664,310

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	17,740,801	82,024,373

DISTRIBUTIONS	—	(8,046,948)

FUND SHARE TRANSACTIONS:
Fund share sold [16,595,167 and 35,213,698 shares, respectively]	129,407,147	247,815,336
Fund share issued in reinvestment of distributions [0 and 1,156,171 shares, respectively]	—	8,046,948
Fund share repurchased [13,369,705 and 32,500,660 shares, respectively]	(102,617,524)	(228,475,811)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	26,789,623	27,386,473

TOTAL INCREASE IN NET ASSETS	44,530,424	101,363,898
NET ASSETS:
Beginning of year	632,937,487	531,573,589

End of year	$677,467,911	$632,937,487

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 98.1%
COMMON STOCKS — 97.8%	Shares	Value (Note 2)
Aerospace & Defense — 3.7%
Innovative Solutions & Support, Inc.*	1,246,223	$9,084,966
Moog, Inc. (Class A Stock)*	140,000	9,511,600
Teledyne Technologies, Inc.*	113,300	10,407,738
Triumph Group, Inc.	26,000	1,977,820

		30,982,124

Air Freight & Logistics — 2.3%
Aramex PJSC (United Arab Emirates)	18,878,588	15,625,077
Echo Global Logistics, Inc.*	175,000	3,759,000

		19,384,077

Auto Components — 1.4%
Tower International, Inc.*	532,300	11,391,220

Biotechnology — 12.5%
Aegerion Pharmaceuticals, Inc.*(a)	59,800	4,243,408
Agios Pharmaceuticals, Inc.*(a)	152,500	3,652,375
Alkermes PLC*	196,800	8,001,888
Catalyst Pharmaceutical Partners, Inc.*(a)	1,694,899	3,305,053
Cubist Pharmaceuticals, Inc.*	151,900	10,461,353
Dynavax Technologies Corp.*(a)	18,356,624	35,978,983
Galapagos NV (Belgium)*	155,200	3,270,996
Intercept Pharmaceuticals, Inc.*	51,900	3,543,732
MacroGenics, Inc.*(a)	59,400	1,629,342
Progenics Pharmaceuticals, Inc.*(g)	2,021,790	10,776,141
Protalix BioTherapeutics, Inc.*(a)	1,430,500	5,564,645
Puma Biotechnology, Inc.*(a)	76,500	7,920,045
Seattle Genetics, Inc.*(a)	49,500	1,974,555
Threshold Pharmaceuticals, Inc.*	640,163	2,989,561

		103,312,077

Building Products — 1.3%
Fortune Brands Home & Security, Inc.	230,200	10,520,140

Capital Markets — 2.8%
Affiliated Managers Group, Inc.*	64,500	13,988,760
Artisan Partners Asset Management, Inc. (Class A Stock)	77,100	5,026,149
Marcus & Millichap, Inc.*	295,200	4,398,480

		23,413,389

Commercial Services & Supplies — 0.9%
KAR Auction Services, Inc	240,100	7,094,955

Communications Equipment — 2.2%
CalAmp Corp.*	172,800	4,833,216
Ceragon Networks Ltd. (Israel)*(a)	517,400	1,536,678
Gilat Satellite Networks Ltd. (Israel)*	110,853	517,684
RADWARE Ltd. (Israel)*	555,000	9,978,900
ShoreTel, Inc.*	140,620	1,304,954

		18,171,432

Computers & Peripherals — 0.9%
Nimble Storage, Inc.*	155,000	7,021,500

Construction & Engineering — 1.7%
Chicago Bridge & Iron Co. NV(a)	146,600	12,188,324
Louis XIII Holdings Ltd. (Hong Kong)	1,678,367	1,690,423

		13,878,747

Construction Materials — 2.3%
CaesarStone Sdot-Yam Ltd. (Israel)	255,900	12,710,553

COMMON STOCKS (continued)	Shares	Value (Note 2)
Construction Materials (continued)
Cemex Latam Holdings SA (Colombia)*	772,000	$5,920,000

		18,630,553

Diversified Telecommunication Services — 0.6%
inContact, Inc.*	303,900	2,373,459
Premiere Global Services, Inc.*	248,357	2,878,458

		5,251,917

Electric Utilities — 0.4%
ITC Holdings Corp.	35,400	3,392,028

Electronic Equipment, Instruments & Components — 0.2%
Measurement Specialties, Inc.*	29,300	1,778,217

Energy Equipment & Services — 0.5%
Seadrill Partners LLC (Norway)	143,100	4,436,100

Food & Staples Retailing — 0.4%
Fairway Group Holdings Corp.*(a)	175,000	3,171,000

Food Products — 1.8%
Amira Nature Foods Ltd. (United Arab Emirates)*(a)	480,300	7,569,528
Annie’s, Inc.*(a)	176,300	7,587,952

		15,157,480

Health Care Equipment & Supplies — 5.3%
DexCom, Inc.*	450,000	15,934,500
HeartWare International, Inc.*	32,900	3,091,284
Insulet Corp.*(a)	106,100	3,936,310
Masimo Corp.*(a)	135,600	3,963,588
NuVasive, Inc.*	192,000	6,207,360
Staar Surgical Co.*	74,651	1,208,600
Veracyte, Inc.*	240,000	3,480,000
Zeltiq Aesthetics, Inc.*	328,375	6,209,571

		44,031,213

Health Care Providers & Services — 0.2%
Chindex International, Inc.*	107,382	1,871,668

Hotels, Restaurants & Leisure — 7.3%
Buffalo Wild Wings, Inc.*(a)	23,400	3,444,480
ClubCorp Holdings, Inc.	424,000	7,521,760
Del Frisco’s Restaurant Group, Inc.*	568,500	13,399,545
International Meal Co. Holdings SA (Brazil)*	991,200	7,667,437
Melco Crown Entertainment Ltd. (Hong Kong), ADR*	203,700	7,989,114
Merlin Entertainments PLC (United Kingdom), 144A*	327,510	1,938,876
NagaCorp Ltd. (Cambodia)	6,448,600	6,811,785
Noodles & Co.*(a)	73,200	2,629,344
Six Flags Entertainment Corp.	110,000	4,050,200
Vail Resorts, Inc.	64,900	4,882,427

		60,334,968

Internet & Catalog Retail — 3.2%
ASOS PLC (United Kingdom)*	32,800	3,341,947
RetailMeNot, Inc.*	192,923	5,554,253
Shutterfly, Inc.*(a)	87,300	4,446,189
Yoox SpA (Italy)*	221,300	9,922,432
zulily, Inc. (Class A Stock)*(a)	68,200	2,825,526

		26,090,347

Internet Software & Services — 7.6%
ChannelAdvisor Corp.*	172,233	7,183,838

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Internet Software & Services (continued)
CoStar Group, Inc.*	45,900	$8,472,222
Cvent, Inc.*	78,328	2,850,356
Demandware, Inc.*	66,600	4,270,392
Envestnet, Inc.*	316,300	12,746,890
Halogen Software, Inc. (Canada)*	182,200	2,255,524
Marketo, Inc.*(a)	69,400	2,572,658
Mediabistro, Inc.*	168,756	534,957
NIC, Inc.	205,800	5,118,246
Synacor, Inc.*(a)	320,000	784,000
Telecity Group PLC (United Kingdom)	586,970	7,061,153
Textura Corp.*(a)	216,736	6,489,076
Zillow, Inc. (Class A Stock)*(a)	33,004	2,697,417

		63,036,729

IT Services — 1.3%
Luxoft Holding, Inc.*	138,500	5,260,230
MoneyGram International, Inc.*(a)	247,000	5,132,660

		10,392,890

Machinery — 1.9%
Chart Industries, Inc.*(a)	27,700	2,649,228
Global Brass & Copper Holdings, Inc.	493,300	8,164,115
ITT Corp.	110,200	4,784,884

		15,598,227

Media — 2.0%
AMC Entertainment Holdings, Inc. (Class A Stock)*	213,500	4,387,425
Central European Media Enterprises Ltd. (Czech Republic) (Class A Stock)*(a)	2,625,000	10,080,000
National CineMedia, Inc.	100,800	2,011,968

		16,479,393

Metals & Mining — 1.3%
US Silica Holdings, Inc.	309,500	10,557,045

Oil, Gas & Consumable Fuels — 1.5%
Avance Gas Holding Ltd. (United Kingdom)*	69,900	1,417,523
Carrizo Oil & Gas, Inc.*	130,000	5,820,100
Gevo, Inc.*(a)	1,285,000	1,837,550
Vermilion Energy, Inc. (Canada)	61,700	3,621,553

		12,696,726

Paper & Forest Products — 1.1%
Boise Cascade Co.*	302,000	8,902,960

Pharmaceuticals — 4.2%
Adaltis, Inc. (Canada), (OTC)*(g)	41,000	—
Adaltis, Inc. (Canada), (TSX)*(g)	172,400	—
Alexza Pharmaceuticals, Inc.*(a)	368,000	1,740,640
BioDelivery Sciences International, Inc.*(a)	303,000	1,784,670
Corcept Therapeutics, Inc.*(a)	1,076,631	3,466,752
Corcept Therapeutics, Inc., PIPE*	123,242	396,839
Nektar Therapeutics*	407,667	4,627,020
Sagent Pharmaceuticals, Inc.*	84,300	2,139,534
Salix Pharmaceuticals Ltd.*(a)	108,500	9,758,490
Zogenix, Inc.*(a)(g)	3,240,000	11,145,600

		35,059,545

Real Estate Investment Trusts (REITs) — 0.8%
Concentradora Fibra Hotelera Mexicana SA de CV (Mexico)	1,765,900	2,826,738

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
CyrusOne, Inc.	160,800	$3,590,664

		6,417,402

Real Estate Management & Development — 0.4%
Countrywide PLC (United Kingdom)	55,999	551,755
RE/MAX Holdings, Inc. (Class A Stock)*(a)	96,200	3,085,134

		3,636,889

Road & Rail — 2.0%
DSV A/S (Denmark)	492,000	16,153,604

Semiconductors & Semiconductor Equipment — 2.6%
Microsemi Corp.*	325,600	8,123,720
Peregrine Semiconductor Corp.*(a)	101,059	748,847
RDA Microelectronics, Inc. (China), ADR	691,708	12,367,739

		21,240,306

Software — 8.1%
BroadSoft, Inc.*	385,000	10,525,900
Callidus Software, Inc.*	200,000	2,746,000
Cinedigm Corp.*	4,083,387	8,248,442
CommVault Systems, Inc.*	258,400	19,348,992
Covisint Corp.*	165,000	2,070,750
Cyan, Inc.*(a)	157,200	831,588
Exa Corp.*	213,400	2,829,684
FireEye, Inc.*(a)	109,000	4,753,490
FleetMatics Group PLC*(a)	161,100	6,967,575
Infoblox, Inc.*	54,000	1,783,080
Sapiens International Corp. NV (Israel)	284,800	2,195,808
Synchronoss Technologies, Inc.*	159,000	4,940,130

		67,241,439

Specialty Retail — 1.4%
Container Store Group, Inc. (The)*(a)	93,818	4,372,857
Dick’s Sporting Goods, Inc.	69,500	4,037,950
Vitamin Shoppe, Inc.*	57,300	2,980,173

		11,390,980

Textiles, Apparel & Luxury Goods — 5.0%
Arezzo Industria e Comercio SA (Brazil)	575,000	7,250,715
Brunello Cucinelli SpA (Italy)(a)	74,600	2,652,097
Moncler SpA (Italy)*	55,863	1,214,246
Salvatore Ferragamo SpA (Italy)	314,400	11,959,541
Samsonite International SA (Hong Kong)	4,955,000	15,080,407
Vince Holding Corp.*	103,400	3,171,278

		41,328,284

Thrifts & Mortgage Finance — 2.2%
Essent Group Ltd. (Bermuda)*	282,000	6,784,920
EverBank Financial Corp.	335,000	6,143,900
Walker & Dunlop, Inc.*	304,000	4,915,680

		17,844,500

Trading Companies & Distributors — 2.2%
Air Lease Corp.	298,000	9,261,840
Kaman Corp.	121,900	4,843,087
MRC Global, Inc.*	130,300	4,203,478

		18,308,405

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Wireless Telecommunication Services — 0.3%
RingCentral, Inc. (Class A Stock)*(a)	155,100	$2,849,187

TOTAL COMMON STOCKS (cost $613,872,523)		808,449,663

WARRANTS* — 0.1%	Units
Energy – Alternate Sources
Syntroleum Corp., expiring 07/16/16	615,342	—

Pharmaceuticals — 0.1%
Alexza Pharmaceuticals, Inc., expiring 02/23/17	1,375,000	—
Corcept Therapeutics, Inc., expiring 03/29/15	43,135	—
Dynavax Technologies Corp., expiring 04/16/15	173,656	79,882
Threshold Pharmaceuticals, Inc., expiring 10/05/14	90,745	235,937
Zogenix, Inc., expiring 07/24/17(g)	850,500	807,975

		1,123,794

TOTAL WARRANTS (cost $38,442)		1,123,794

Interest Rate	Maturity Date	Principal Amount (000)#
CONVERTIBLE BONDS — 0.2%
Biotechnology — 0.1%
Protalix BioTherapeutics, Inc., Unsec’d. Notes, 144A
4.500%	09/15/18	670	645,713

Software Services — 0.1%
NQ Mobile, Inc. (China), Sr. Unsec’d. Notes, 144A
4.000%	10/15/18	1,290	903,000

TOTAL CONVERTIBLE BONDS (cost $1,846,124)			1,548,713

TOTAL LONG-TERM INVESTMENTS (cost $615,757,089)			811,122,170

SHORT-TERM INVESTMENT — 19.2%	Shares
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund (cost $159,041,590; includes $132,184,989 of cash collateral for securities on loan)(b)(w) (Note 4)	159,041,590	159,041,590

TOTAL INVESTMENTS — 117.3% (cost $774,798,679)		970,163,760
LIABILITIES IN EXCESS OF OTHER ASSETS — (17.3)%		(143,104,222)

NET ASSETS — 100.0%		$827,059,538

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the
Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless
otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
OTC	Over-The-Counter
PIPE	Private Investment In Public Equity
TSX	Toronto Stock Exchange

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $125,478,664; cash collateral of $132,184,989 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(g)	Indicates a security that has been deemed illiquid.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$747,276,108	$61,173,555	$—
Warrants	79,882	1,043,912	—
Convertible Bonds	—	1,548,713	—
Affiliated Money Market Mutual Fund	159,041,590	—	—

Total	$906,397,580	$63,766,180	$—

Fair value of Level 2 investments at 12/31/12 was $52,427,816 which was a result of valuing investments using third party vendor modeling tools. An amount of $9,947,896 was transferred from Level 2 into Level 1 at 12/31/13 as a result of using quoted prices in active market for such foreign securities. Such fair values are used to reflect the impact of significant market movements between the time at which the Portfolio normally values its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

Affiliated Money Market Mutual Fund (16.0% represents investments purchased with collateral from securities on loan)	19.2%
Biotechnology	12.6
Software	8.1
Internet Software & Services	7.6
Hotels, Restaurants & Leisure	7.3
Health Care Equipment & Supplies	5.3
Textiles, Apparel & Luxury Goods	5.0
Pharmaceuticals	4.3
Aerospace & Defense	3.7
Internet & Catalog Retail	3.2
Capital Markets	2.8
Semiconductors & Semiconductor Equipment	2.6
Air Freight & Logistics	2.3
Construction Materials	2.3
Trading Companies & Distributors	2.2
Communications Equipment	2.2
Thrifts & Mortgage Finance	2.2
Media	2.0
Road & Rail	2.0
Machinery	1.9
Food Products	1.8
Construction & Engineering	1.7
Oil, Gas & Consumable Fuels	1.5
Auto Components	1.4
Specialty Retail	1.4
Metals & Mining	1.3
Building Products	1.3
IT Services	1.3
Paper & Forest Products	1.1
Commercial Services & Supplies	0.9
Computers & Peripherals	0.9
Real Estate Investment Trusts (REITs)	0.8
Diversified Telecommunication Services	0.6
Energy Equipment & Services	0.5
Real Estate Management & Development	0.4

Electric Utilities	0.4%
Food & Staples Retailing	0.4
Wireless Telecommunication Services	0.3
Health Care Providers & Services	0.2
Electronic Equipment, Instruments & Components	0.2
Software Services	0.1

117.3
Liabilities in excess of other assets	(17.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in derivative instruments during the reporting period. The primary type of risks associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$1,123,794	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(1)
Equity contracts	$(239,186)

(1)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

The Portfolio invested in financial instruments during the reporting period that are either in accordance with the current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$125,478,664	$—	$—	$125,478,664
Collateral Amount Pledged/(Received):
Securities on loan				(125,478,664)

Net Amount				$—

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $125,478,664:
Unaffiliated investments (cost $615,757,089)	$811,122,170
Affiliated investments (cost $159,041,590)	159,041,590
Foreign currency, at value (cost $203,298)	204,386
Receivable for investments sold	995,359
Dividends and interest receivable	485,066
Receivable for fund share sold	379,786
Tax reclaim receivable	37,499
Prepaid expenses	8,530

Total Assets	972,274,386

LIABILITIES:
Payable to broker for collateral for securities on loan	132,184,989
Payable for investments purchased	9,657,079
Payable for fund share repurchased	2,904,968
Advisory fees payable	348,573
Accrued expenses and other liabilities	107,315
Distribution fee payable	11,507
Affiliated transfer agent fee payable	417

Total Liabilities	145,214,848

NET ASSETS	$827,059,538

Net assets were comprised of:
Paid-in capital	$530,427,941
Retained earnings	296,631,597

Net assets, December 31, 2013	$827,059,538

Net asset value and redemption price per share, $827,059,538 / 60,974,733 outstanding shares of beneficial interest	$13.56

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Unaffiliated dividend income (net of $122,889 foreign withholding tax)	$3,040,929
Affiliated income from securities lending, net	1,593,023
Interest income	44,543
Affiliated dividend income	28,100

4,706,595

EXPENSES
Advisory fees	6,827,331
Distribution fee (Note 4)	628,994
Custodian and accounting fees	267,000
Shareholder servicing fees and expenses (Note 4)	102,383
Audit fee	20,000
Trustees’ fees	17,000
Legal fees and expenses	11,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Insurance expenses	8,000
Shareholders’ reports	8,000
Commitment fee on syndicated credit agreement	6,000
Loan interest expense (Note 7)	1,597
Miscellaneous	33,161

Total expenses	7,939,466
Less: shareholder servicing fee waiver	(14,140)

Net expenses	7,925,326

NET INVESTMENT LOSS	(3,218,731)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	100,040,026
Foreign currency transactions	(74,418)

99,965,608

Net change in unrealized appreciation (depreciation) on:
Investments	153,277,852
Foreign currencies	(665)

153,277,187

NET GAIN ON INVESTMENTS	253,242,795

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$250,024,064

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(3,218,731)	$(63,797)
Net realized gain on investment and foreign currency transactions	99,965,608	35,619,734
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	153,277,187	74,155,082

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	250,024,064	109,711,019

FUND SHARE TRANSACTIONS:
Fund share sold [16,512,652 and 34,999,848 shares, respectively]	180,735,145	323,956,311
Fund share repurchased [23,011,914 and 32,528,686 shares, respectively]	(253,444,133)	(305,054,834)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(72,708,988)	18,901,477

TOTAL INCREASE IN NET ASSETS	177,315,076	128,612,496
NET ASSETS:
Beginning of year	649,744,462	521,131,966

End of year	$827,059,538	$649,744,462

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 99.1%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 4.9%
Honeywell International, Inc.	116,760	$10,668,361
Precision Castparts Corp.	52,451	14,125,054

		24,793,415

Air Freight & Logistics — 2.4%
FedEx Corp.	86,580	12,447,607

Beverages — 1.8%
Beam, Inc.	138,061	9,396,432

Biotechnology — 2.1%
Regeneron Pharmaceuticals, Inc.*	39,191	10,786,931

Chemicals — 1.5%
Sherwin-Williams Co. (The)	40,354	7,404,959

Communications Equipment — 4.0%
QUALCOMM, Inc.	273,967	20,342,050

Computers & Peripherals — 5.3%
Apple, Inc.	23,229	13,034,024
EMC Corp.	565,692	14,227,154

		27,261,178

Diversified Financial Services — 2.4%
IntercontinentalExchange Group, Inc.	54,385	12,232,274

Energy Equipment & Services — 2.5%
Schlumberger Ltd.	141,596	12,759,215

Food & Staples Retailing — 5.6%
Costco Wholesale Corp.	137,138	16,320,793
Whole Foods Market, Inc.	215,561	12,465,893

		28,786,686

Health Care Equipment & Supplies — 4.7%
Abbott Laboratories	236,794	9,076,314
Becton, Dickinson and Co.	54,242	5,993,199
C.R. Bard, Inc.	65,569	8,782,312

		23,851,825

Health Care Providers & Services — 2.1%
McKesson Corp.	64,715	10,445,001

Hotels, Restaurants & Leisure — 5.6%
Chipotle Mexican Grill, Inc.*	13,449	7,165,358
Starbucks Corp.	104,862	8,220,132
Yum! Brands, Inc.	172,043	13,008,171

		28,393,661

Household Products — 2.0%
Colgate-Palmolive Co.	156,968	10,235,883

Industrial Conglomerates — 2.6%
Danaher Corp.	169,069	13,052,127

Internet & Catalog Retail — 3.1%
Amazon.com, Inc.*	39,918	15,918,899

Internet Software & Services — 11.2%
eBay, Inc.*	230,245	12,638,148
Equinix, Inc.*(a)	99,350	17,629,657
Google, Inc. (Class A Stock)*	24,080	26,986,697

		57,254,502

Life Sciences Tools & Services — 2.0%
Agilent Technologies, Inc.	178,928	10,232,892

COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery — 1.5%
Caterpillar, Inc.	84,644	$7,686,522

Media — 2.6%
Twenty-First Century Fox, Inc.	377,592	13,283,686

Multiline Retail — 3.0%
Dollar General Corp.*	250,055	15,083,318

Oil, Gas & Consumable Fuels — 2.0%
Anadarko Petroleum Corp.	129,963	10,308,665

Pharmaceuticals — 1.9%
Sanofi (France), ADR	181,902	9,755,404

Real Estate Investment Trusts (REITs) — 4.4%
American Tower Corp.	280,419	22,383,045

Real Estate Management & Development — 3.3%
CBRE Group, Inc. (Class A Stock)*	643,269	16,917,975

Semiconductors & Semiconductor Equipment — 2.5%
Xilinx, Inc.	277,002	12,719,932

Software — 2.3%
Salesforce.com, Inc.*(a)	213,263	11,769,985

Specialty Retail — 2.4%
L Brands, Inc.	197,635	12,223,725

Textiles, Apparel & Luxury Goods — 5.8%
NIKE, Inc. (Class B Stock)	195,908	15,406,205
PVH Corp.	104,781	14,252,312

		29,658,517

Wireless Telecommunication Services — 1.6%
SBA Communications Corp. (Class A Stock)*(a)	88,458	7,947,067

TOTAL LONG-TERM INVESTMENTS (cost $427,749,685)		505,333,378

SHORT-TERM INVESTMENT — 4.2%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $21,323,299; includes $20,770,504 of cash collateral for securities on loan)(b)(w) (Note 4)	21,323,299	21,323,299

TOTAL INVESTMENTS — 103.3% (cost $449,072,984)		526,656,677
LIABILITIES IN EXCESS OF OTHER ASSETS — (3.3)%		(16,759,720)

NET ASSETS — 100.0%		$509,896,957

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $20,776,329; cash collateral of $20,770,504 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$505,333,378	$—	$—
Affiliated Money Market Mutual Fund	21,323,299	—	—

Total	$526,656,677	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

Internet Software & Services	11.2%
Textiles, Apparel & Luxury Goods	5.8
Food & Staples Retailing	5.6
Hotels, Restaurants & Leisure	5.6
Computers & Peripherals	5.3
Aerospace & Defense	4.9
Health Care Equipment & Supplies	4.7
Real Estate Investment Trusts (REITs)	4.4
Affiliated Money Market Mutual Fund (4.1% represents investments purchased with collateral from securities on loan)	4.2
Communications Equipment	4.0
Real Estate Management & Development	3.3
Internet & Catalog Retail	3.1
Multiline Retail	3.0
Media	2.6
Industrial Conglomerates	2.6

Energy Equipment & Services	2.5%
Semiconductors & Semiconductor Equipment	2.5
Air Freight & Logistics	2.4
Diversified Financial Services	2.4
Specialty Retail	2.4
Software	2.3
Biotechnology	2.1
Health Care Providers & Services	2.1
Oil, Gas & Consumable Fuels	2.0
Household Products	2.0
Life Sciences Tools & Services	2.0
Pharmaceuticals	1.9
Beverages	1.8
Wireless Telecommunication Services	1.6
Machinery	1.5
Chemicals	1.5

103.3
Liabilities in excess of other assets	(3.3)

100.0%

The Portfolio invested in financial instruments during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$20,776,329	$—	$—	$20,776,329
Collateral Amount Pledged/(Received):
Securities on loan				(20,770,504)

Net Amount				$5,825

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $20,776,329:
Unaffiliated investments (cost $427,749,685)	$505,333,378
Affiliated investments (cost $21,323,299)	21,323,299
Receivable for investments sold	4,824,002
Receivable for fund share sold	280,579
Dividends receivable	159,502
Tax reclaim receivable	103,658
Prepaid expenses	9,005

Total Assets	532,033,423

LIABILITIES:
Payable to broker for collateral for securities on loan	20,770,504
Payable for investments purchased	1,027,500
Advisory fees payable	160,209
Payable for fund share repurchased	100,361
Accrued expenses and other liabilities	70,447
Distribution fee payable	7,028
Affiliated transfer agent fee payable	417

Total Liabilities	22,136,466

NET ASSETS	$509,896,957

Net assets were comprised of:
Paid-in capital	$668,649,540
Retained earnings	(158,752,583)

Net assets, December 31, 2013	$509,896,957

Net asset value and redemption price per share, $509,896,957 / 12,540,968 outstanding shares of beneficial interest	$40.66

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Unaffiliated dividend income (net of $125,024 foreign withholding tax)	$9,495,806
Affiliated income from securities lending, net	50,093
Affiliated dividend income	20,485

9,566,384

EXPENSES
Advisory fees	7,314,121
Distribution fee (Note 4)	610,688
Shareholder servicing fees and expenses (Note 4)	214,798
Custodian and accounting fees	120,000
Audit fee	20,000
Trustees’ fees	18,000
Legal fees and expenses	11,000
Insurance expenses	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Shareholders’ reports	6,000
Commitment fee on syndicated credit agreement	2,000
Loan interest expense (Note 7)	45
Miscellaneous	14,373

Total expenses	8,349,025
Less: shareholder servicing fee waiver	(58,043)

Net expenses	8,290,982

NET INVESTMENT INCOME	1,275,402

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	308,339,209
Net change in unrealized appreciation (depreciation) on investments	(78,058,244)

NET GAIN ON INVESTMENTS	230,280,965

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$231,556,367

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$1,275,402	$8,336,493
Net realized gain on investment transactions	308,339,209	49,821,201
Net change in unrealized appreciation (depreciation) on investments	(78,058,244)	132,770,022

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	231,556,367	190,927,716

DISTRIBUTIONS	—	(2,633,675)

FUND SHARE TRANSACTIONS:
Fund share sold [3,524,440 and 21,183,855 shares, respectively]	119,344,053	633,732,911
Fund share issued in reinvestment of distributions [0 and 92,151 shares, respectively]	—	2,633,675
Fund share repurchased [34,091,991 and 13,385,841 shares, respectively]	(1,191,881,770)	(398,023,327)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(1,072,537,717)	238,343,259

TOTAL INCREASE (DECREASE) IN NET ASSETS	(840,981,350)	426,637,300
NET ASSETS:
Beginning of year	1,350,878,307	924,241,007

End of year	$509,896,957	$1,350,878,307

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 99.0%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 4.4%
Boeing Co. (The)	354,687	$48,411,229
Textron, Inc.	677,671	24,911,186

		73,322,415

Beverages — 2.2%
Anheuser-Busch InBev NV (Belgium), ADR	215,755	22,969,277
Monster Beverage Corp.*	201,905	13,683,102

		36,652,379

Biotechnology — 1.2%
Vertex Pharmaceuticals, Inc.*	274,076	20,363,847

Capital Markets — 1.0%
Morgan Stanley	526,188	16,501,256

Chemicals — 1.8%
Eastman Chemical Co.	364,642	29,426,609

Commercial Banks — 1.5%
Comerica, Inc.	178,533	8,487,459
SunTrust Banks, Inc.	433,999	15,975,503

		24,462,962

Commercial Services & Supplies — 1.0%
Waste Management, Inc.	381,738	17,128,584

Communications Equipment — 0.9%
QUALCOMM, Inc.	207,257	15,388,832

Computers & Peripherals — 4.4%
Apple, Inc.	60,809	34,120,538
EMC Corp.	1,516,781	38,147,042

		72,267,580

Consumer Finance — 3.5%
Capital One Financial Corp.	325,040	24,901,314
SLM Corp.	1,217,493	31,995,716

		56,897,030

Diversified Financial Services — 10.1%
Bank of America Corp.	3,462,152	53,905,707
Citigroup, Inc.	1,136,774	59,237,293
JPMorgan Chase & Co.	912,146	53,342,298

		166,485,298

Electric Utilities — 2.0%
FirstEnergy Corp.	392,233	12,935,844
NextEra Energy, Inc.	235,989	20,205,378

		33,141,222

Energy Equipment & Services — 1.6%
Halliburton Co.	519,696	26,374,572

Food & Staples Retailing — 1.1%
Wal-Mart Stores, Inc.	228,956	18,016,548

Food Products — 1.0%
ConAgra Foods, Inc.	483,448	16,292,198

Health Care Equipment & Supplies — 2.7%
C.R. Bard, Inc.	144,883	19,405,629
Covidien PLC.	370,160	25,207,896

		44,613,525

Health Care Providers & Services — 2.6%
UnitedHealth Group, Inc.	566,223	42,636,592

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hotels, Restaurants & Leisure — 2.2%
MGM Resorts International*(a)	659,601	$15,513,816
Starwood Hotels & Resorts Worldwide, Inc.	255,682	20,313,935

		35,827,751

Household Durables — 1.6%
Toll Brothers, Inc.*(a)	718,355	26,579,135

Industrial Conglomerates — 5.1%
General Electric Co.	3,019,496	84,636,473

Insurance — 8.3%
American International Group, Inc.	983,343	50,199,660
Hartford Financial Services Group, Inc. (The)	630,603	22,846,747
Lincoln National Corp.	788,775	40,716,566
MetLife, Inc.	65,337	3,522,971
Travelers Cos., Inc. (The)	217,412	19,684,482

		136,970,426

Internet & Catalog Retail — 0.9%
Expedia, Inc.	203,636	14,185,284

Internet Software & Services — 0.8%
eBay, Inc.*	240,425	13,196,928

Machinery — 1.0%
Caterpillar, Inc.	179,940	16,340,351

Media — 3.3%
CBS Corp. (Class B Stock)	214,457	13,669,489
Liberty Global PLC (United Kingdom) (Class A Stock)*	296,582	26,392,832
Viacom, Inc. (Class B Stock)	163,602	14,288,999

		54,351,320

Multi-Utilities — 1.2%
PG&E Corp.	495,999	19,978,840

Oil, Gas & Consumable Fuels — 12.8%
Apache Corp.	263,797	22,670,714
BP PLC (United Kingdom), ADR	604,526	29,386,009
Devon Energy Corp.	754,603	46,687,288
Exxon Mobil Corp.	883,039	89,363,547
Southwestern Energy Co.*	601,821	23,669,620

		211,777,178

Personal Products — 1.0%
Estee Lauder Cos., Inc. (The) (Class A Stock)	217,378	16,372,911

Pharmaceuticals — 8.1%
Allergan, Inc.	113,828	12,644,014
Eli Lilly & Co.	452,718	23,088,618
Merck & Co., Inc.	1,091,654	54,637,283
Mylan, Inc.*	274,509	11,913,691
Pfizer, Inc.	1,002,278	30,699,775

		132,983,381

Real Estate Investment Trusts (REITs) — 1.8%
American Tower Corp.	145,099	11,581,802
AvalonBay Communities, Inc.	154,621	18,280,841

		29,862,643

Semiconductors & Semiconductor Equipment — 2.5%
Altera Corp.	640,125	20,823,266
Applied Materials, Inc.	648,457	11,471,204

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Semiconductors & Semiconductor Equipment (continued)
NVIDIA Corp.(a)	600,090	$9,613,442

		41,907,912

Software — 3.4%
Adobe Systems, Inc.*(a)	222,464	13,321,144
Microsoft Corp.	810,219	30,326,497
Oracle Corp.	339,539	12,990,762

		56,638,403

Specialty Retail — 2.0%
Gap, Inc. (The)	395,371	15,451,099
L Brands, Inc.	295,500	18,276,675

		33,727,774

TOTAL LONG-TERM INVESTMENTS (cost $1,379,108,184)		1,635,308,159

SHORT-TERM INVESTMENT — 3.0%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $49,879,768; includes $28,804,857 of cash collateral for securities on loan)(b)(w) (Note 4)	49,879,768	49,879,768

Value (Note 2)
TOTAL INVESTMENTS — 102.0% (cost $1,428,987,952)	$1,685,187,927
LIABILITIES IN EXCESS OF OTHER ASSETS — (2.0)%	(32,949,313)

NET ASSETS — 100.0%	$1,652,238,614

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $28,165,872; cash collateral of $28,804,857 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,635,308,159	$—	$—
Affiliated Money Market Mutual Fund	49,879,768	—	—

Total	$1,685,187,927	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

Oil, Gas & Consumable Fuels	12.8%
Diversified Financial Services	10.1
Insurance	8.3
Pharmaceuticals	8.1
Industrial Conglomerates	5.1
Aerospace & Defense	4.4
Computers & Peripherals	4.4
Consumer Finance	3.5
Software	3.4
Media	3.3
Affiliated Money Market Mutual Fund (1.7% represents investments purchased with collateral from securities on loan)	3.0
Health Care Equipment & Supplies	2.7
Health Care Providers & Services	2.6
Semiconductors & Semiconductor Equipment	2.5
Beverages	2.2
Hotels, Restaurants & Leisure	2.2
Specialty Retail	2.0

Electric Utilities	2.0%
Real Estate Investment Trusts (REITs)	1.8
Chemicals	1.8
Household Durables	1.6
Energy Equipment & Services	1.6
Commercial Banks	1.5
Biotechnology	1.2
Multi-Utilities	1.2
Food & Staples Retailing	1.1
Commercial Services & Supplies	1.0
Capital Markets	1.0
Personal Products	1.0
Machinery	1.0
Food Products	1.0
Communications Equipment	0.9
Internet & Catalog Retail	0.9
Internet Software & Services	0.8

102.0
Liabilities in excess of other assets	(2.0)

100.0%

The Portfolio invested in financial instruments during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$28,165,872	$—	$—	$28,165,872
Collateral Amount Pledged/(Received):
Securities on loan				(28,165,872)

Net Amount				$—

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $28,165,872:
Unaffiliated investments (cost $1,379,108,184)	$1,635,308,159
Affiliated investments (cost $49,879,768)	49,879,768
Cash	89,040
Dividends and interest receivable	1,869,252
Receivable for fund share sold	549,580
Tax reclaim receivable	69,603
Prepaid expenses	10,399

Total Assets	1,687,775,801

LIABILITIES:
Payable to broker for collateral for securities on loan	28,804,857
Payable for fund share repurchased	6,224,958
Advisory fees payable	409,365
Accrued expenses and other liabilities	74,726
Distribution fee payable	22,864
Affiliated transfer agent fee payable	417

Total Liabilities	35,537,187

NET ASSETS	$1,652,238,614

Net assets were comprised of:
Paid-in capital	$1,747,129,700
Retained earnings	(94,891,086)

Net assets, December 31, 2013	$1,652,238,614

Net asset value and redemption price per share, $1,652,238,614 / 70,211,529 outstanding shares of beneficial interest	$23.53

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Unaffiliated dividend income (net of $153,468 foreign withholding tax)	$26,387,689
Affiliated income from securities lending, net	67,066
Affiliated dividend income	31,265
Interest income	4

26,486,024

EXPENSES
Advisory fees	10,163,797
Distribution fee (Note 4)	1,168,025
Shareholder servicing fees and expenses (Note 4)	231,890
Custodian and accounting fees	184,000
Audit fee	24,000
Trustees’ fees	23,000
Insurance expenses	16,000
Legal fees and expenses	12,000
Commitment fee on syndicated credit agreement	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Shareholders’ reports	7,000
Loan interest expense (Note 7)	266
Miscellaneous	9,141

Total expenses	11,858,119
Less: shareholder servicing fee waiver	(64,879)

Net expenses	11,793,240

NET INVESTMENT INCOME	14,692,784

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	255,427,778
Net change in unrealized appreciation (depreciation) on investments	148,875,056

NET GAIN ON INVESTMENTS	404,302,834

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$418,995,618

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$14,692,784	$15,424,037
Net realized gain on investment transactions	255,427,778	69,153,947
Net change in unrealized appreciation (depreciation) on investments	148,875,056	148,325,869

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	418,995,618	232,903,853

DISTRIBUTIONS	—	(15,224,100)

FUND SHARE TRANSACTIONS:
Fund share sold [21,029,275 and 26,541,398 shares, respectively]	457,660,615	435,888,286
Fund share issued in reinvestment of distributions [0 and 980,934 shares, respectively]	—	15,224,100
Fund share repurchased [33,396,914 and 24,453,486 shares, respectively]	(679,717,340)	(398,771,194)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(222,056,725)	52,341,192

TOTAL INCREASE IN NET ASSETS	196,938,893	270,020,945
NET ASSETS:
Beginning of year	1,455,299,721	1,185,278,776

End of year	$1,652,238,614	$1,455,299,721

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 98.5%
COMMON STOCKS	Shares	Value (Note 2)
Beverages — 1.3%
Beam, Inc.	120,658	$8,211,983

Biotechnology — 5.5%
Alexion Pharmaceuticals, Inc.*	30,517	4,060,592
BioMarin Pharmaceutical, Inc.*	39,488	2,774,822
Cepheid, Inc.*(a)	141,659	6,618,308
Incyte Corp. Ltd.*	45,330	2,295,058
Medivation, Inc.*	60,307	3,848,793
Pharmacyclics, Inc.*	37,359	3,951,835
Regeneron Pharmaceuticals, Inc.*(a)	17,098	4,706,054
Vertex Pharmaceuticals, Inc.*	95,678	7,108,875

		35,364,337

Capital Markets — 3.2%
Lazard Ltd. (Class A Stock)	207,845	9,419,535
T. Rowe Price Group, Inc.	133,476	11,181,285

		20,600,820

Chemicals — 4.8%
Airgas, Inc.	94,967	10,622,059
Ecolab, Inc.	44,064	4,594,553
International Flavors & Fragrances, Inc.	99,473	8,552,689
Sherwin-Williams Co. (The)	36,520	6,701,420

		30,470,721

Commercial Banks — 1.3%
First Republic Bank	158,732	8,309,620

Commercial Services & Supplies — 0.5%
Healthcare Services Group, Inc.	109,650	3,110,771

Communications Equipment — 0.4%
Juniper Networks, Inc.*	107,400	2,424,018

Construction & Engineering — 0.9%
Quanta Services, Inc.*	180,455	5,695,160

Consumer Finance — 1.2%
SLM Corp.	300,852	7,906,391

Diversified Financial Services — 3.8%
IntercontinentalExchange Group, Inc.	53,136	11,951,349
MSCI, Inc.*	282,108	12,333,762

		24,285,111

Diversified Telecommunication Services — 1.3%
tw telecom, Inc.*	266,790	8,129,091

Electrical Equipment — 4.7%
AMETEK, Inc.	96,743	5,095,454
Hubbell, Inc. (Class B Stock)	86,708	9,442,501
Roper Industries, Inc.	26,143	3,625,511
Sensata Technologies Holding NV*	301,773	11,699,739

		29,863,205

Electronic Equipment, Instruments & Components — 1.5%
Amphenol Corp. (Class A Stock)	108,743	9,697,701

Energy Equipment & Services — 4.0%
Cameron International Corp.*	204,358	12,165,432
Core Laboratories NV	22,671	4,329,027
Dril-Quip, Inc.*	80,926	8,896,195

		25,390,654

Food & Staples Retailing — 1.7%
Whole Foods Market, Inc.(a)	184,522	10,670,907

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food Products — 4.2%
Green Mountain Coffee Roasters, Inc.*(a)	131,974	$9,974,595
Hain Celestial Group, Inc. (The)*	114,842	10,425,357
TreeHouse Foods, Inc.*	93,771	6,462,697

		26,862,649

Health Care Equipment & Supplies — 3.3%
C.R. Bard, Inc.	102,732	13,759,924
CareFusion Corp.*	186,096	7,410,343

		21,170,267

Health Care Providers & Services — 1.9%
Henry Schein, Inc.*	75,141	8,585,611
MEDNAX, Inc.*	60,516	3,230,344

		11,815,955

Health Care Technology — 0.7%
HMS Holdings Corp.*	197,867	4,497,517

Hotels, Restaurants & Leisure — 5.4%
Chipotle Mexican Grill, Inc.*	17,859	9,514,918
Marriott International, Inc. (Class A Stock)	107,114	5,287,147
Norwegian Cruise Line Holdings Ltd.*(a)	169,485	6,011,633
Panera Bread Co. (Class A Stock)*	34,747	6,139,447
Tim Hortons, Inc. (Canada)	133,514	7,794,547

		34,747,692

Household Products — 1.2%
Church & Dwight Co., Inc.	119,723	7,935,240

Internet Software & Services — 4.0%
Equinix, Inc.*(a)	78,655	13,957,330
LinkedIn Corp. (Class A Stock)*	26,181	5,676,826
Pandora Media, Inc.*	217,046	5,773,424

		25,407,580

IT Services — 1.2%
FleetCor Technologies, Inc.*	65,409	7,663,973

Life Sciences Tools & Services — 3.6%
Agilent Technologies, Inc.	236,055	13,499,985
Mettler-Toledo International, Inc.*(a)	18,489	4,485,247
PerkinElmer, Inc.	117,516	4,845,185

		22,830,417

Machinery — 3.1%
Graco, Inc.	145,933	11,400,286
Kennametal, Inc.	167,127	8,702,303

		20,102,589

Media — 2.4%
Discovery Communications, Inc. (Class A Stock)*	74,766	6,760,342
Scripps Networks Interactive, Inc. (Class A Stock)	100,018	8,642,555

		15,402,897

Multiline Retail — 2.1%
Dollar General Corp.*	223,001	13,451,420

Oil, Gas & Consumable Fuels — 1.6%
Antero Resources Corp.*	52,907	3,356,420
Whiting Petroleum Corp.*	106,132	6,566,387

		9,922,807

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Pharmaceuticals — 1.5%
Shire PLC (Ireland), ADR	43,438	$6,137,355
Zoetis, Inc.	111,519	3,645,556

		9,782,911

Real Estate Management & Development — 2.5%
CBRE Group, Inc. (Class A Stock)*(a)	612,485	16,108,355

Semiconductors & Semiconductor Equipment — 4.0%
Altera Corp.	230,806	7,508,119
Linear Technology Corp.(a)	128,379	5,847,663
Xilinx, Inc.(a)	263,156	12,084,124

		25,439,906

Software — 2.8%
Guidewire Software, Inc.*	63,755	3,128,458
MICROS Systems, Inc.*(a)	91,119	5,227,497
Salesforce.com, Inc.*(a)	111,631	6,160,915
ServiceNow, Inc.*	57,128	3,199,739

		17,716,609

Specialty Retail — 6.7%
Dick’s Sporting Goods, Inc.	98,283	5,710,242
Five Below, Inc.*	97,601	4,216,363
L Brands, Inc.	226,296	13,996,408
PetSmart, Inc.(a)	145,239	10,566,137
Restoration Hardware Holdings, Inc.*(a)	37,766	2,541,652
Tiffany & Co.	62,951	5,840,594

		42,871,396

Textiles, Apparel & Luxury Goods — 5.8%
Deckers Outdoor Corp.*(a)	78,327	6,615,498
Fifth & Pacific Cos., Inc.*	265,955	8,529,177
PVH Corp.	103,040	14,015,501
Ralph Lauren Corp.	43,233	7,633,651

		36,793,827

Thrifts & Mortgage Finance — 0.8%
MGIC Investment Corp.*(a)	583,475	4,924,529

Trading Companies & Distributors — 1.2%
W.W. Grainger, Inc.	28,774	7,349,455

Wireless Telecommunication Services — 2.4%
SBA Communications Corp. (Class A Stock)*(a)	173,139	15,554,808

TOTAL LONG-TERM INVESTMENTS (cost $485,962,176)		628,483,289

SHORT-TERM INVESTMENT — 13.6%	Shares	Value (Note 2)
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $86,901,858; includes $78,057,984 of cash collateral received for securities on loan)(b)(w) (Note 4)	86,901,858	$86,901,858

TOTAL INVESTMENTS — 112.1% (cost $572,864,034)		715,385,147
LIABILITIES IN EXCESS OF OTHER ASSETS — (12.1)%		(77,206,535)

NET ASSETS — 100.0%		$638,178,612

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $76,757,296; cash collateral of $78,057,984 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted	prices generally in active markets for identical securities.
Level 2—other	significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$628,483,289	$—	$—
Affiliated Money Market Mutual Fund	86,901,858	—	—

Total	$715,385,147	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

Affiliated Money Market Mutual Fund (12.2% represents investments purchased with collateral from securities on loan)	13.6%
Specialty Retail	6.7
Textiles, Apparel & Luxury Goods	5.8
Biotechnology	5.5
Hotels, Restaurants & Leisure	5.4
Chemicals	4.8
Electrical Equipment	4.7
Food Products	4.2
Semiconductors & Semiconductor Equipment	4.0
Internet Software & Services	4.0
Energy Equipment & Services	4.0
Diversified Financial Services	3.8
Life Sciences Tools & Services	3.6
Health Care Equipment & Supplies	3.3
Capital Markets	3.2
Machinery	3.1
Software	2.8
Real Estate Management & Development	2.5
Wireless Telecommunication Services	2.4

Media	2.4%
Multiline Retail	2.1
Health Care Providers & Services	1.9
Food & Staples Retailing	1.7
Oil, Gas & Consumable Fuels	1.6
Pharmaceuticals	1.5
Electronic Equipment, Instruments & Components	1.5
Commercial Banks	1.3
Beverages	1.3
Diversified Telecommunication Services	1.3
Household Products	1.2
Consumer Finance	1.2
IT Services	1.2
Trading Companies & Distributors	1.2
Construction & Engineering	0.9
Thrifts & Mortgage Finance	0.8
Health Care Technology	0.7
Commercial Services & Supplies	0.5
Communications Equipment	0.4

112.1
Liabilities in excess of other assets	(12.1)

100.0%

The Portfolio invested in financial instruments during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$76,757,296	$—	$—	$76,757,296
Collateral Amount Pledged/(Received):
Securities on loan				(76,757,296)

Net Amount				$—

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $76,757,296:
Unaffiliated investments (cost $485,962,176)	$628,483,289
Affiliated investments (cost $86,901,858)	86,901,858
Receivable for fund share sold	949,451
Dividends receivable	156,830
Tax reclaim receivable	5,258
Prepaid expenses	6,422

Total Assets	716,503,108

LIABILITIES:
Payable to broker for collateral for securities on loan	78,057,984
Advisory fees payable	199,393
Accrued expenses and other liabilities	57,631
Distribution fee payable	8,784
Affiliated transfer agent fee payable	417
Payable for fund share repurchased	287

Total Liabilities	78,324,496

NET ASSETS	$638,178,612

Net assets were comprised of:
Paid-in capital	$403,898,789
Retained earnings	234,279,823

Net assets, December 31, 2013	$638,178,612

Net asset value and redemption price per share, $638,178,612 / 91,995,032 outstanding shares of beneficial interest	$6.94

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Unaffiliated dividend income (net of $33,598 foreign withholding tax)	$4,102,649
Affiliated income from securities lending, net	867,937
Affiliated dividend income	13,502

4,984,088

EXPENSES
Advisory fees	5,930,562
Distribution fee (Note 4)	509,430
Custodian and accounting fees	111,000
Shareholder servicing fees and expenses (Note 4)	92,115
Audit fee	20,000
Trustees’ fees	16,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Shareholders’ reports	7,000
Insurance expenses	6,000
Commitment fee on syndicated credit agreement	5,000
Loan interest expense (Note 7)	847
Miscellaneous	11,952

Total expenses	6,728,906
Less: advisory fee waivers and/or expense reimbursement	(298,461)
Less: shareholder servicing fee waiver	(11,059)

Net expenses	6,419,386

NET INVESTMENT LOSS	(1,435,298)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	77,341,153
Net change in unrealized appreciation (depreciation) on investments	90,317,005

NET GAIN ON INVESTMENTS	167,658,158

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$166,222,860

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(1,435,298)	$(507,426)
Net realized gain on investment transactions	77,341,153	24,029,327
Net change in unrealized appreciation (depreciation) on investments	90,317,005	59,002,994

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	166,222,860	82,524,895

DISTRIBUTIONS	—	(57,973,917)

FUND SHARE TRANSACTIONS:
Fund share sold [19,397,306 and 47,445,251 shares, respectively]	115,302,110	249,489,955
Fund share issued in reinvestment of distributions [0 and 12,077,899 shares, respectively]	—	57,973,917
Fund share repurchased [34,681,799 and 34,392,800 shares, respectively]	(206,299,746)	(180,829,629)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(90,997,636)	126,634,243

TOTAL INCREASE IN NET ASSETS	75,225,224	151,185,221
NET ASSETS:
Beginning of year	562,953,388	411,768,167

End of year	$638,178,612	$562,953,388

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 97.4%
COMMON STOCKS — 95.6%	Shares	Value (Note 2)
Aerospace & Defense — 2.6%
Cubic Corp.	70,283	$3,701,103
Esterline Technologies Corp.*	84,334	8,598,695
Moog, Inc. (Class A Stock)*	95,187	6,467,005
Teledyne Technologies, Inc.*	47,191	4,334,965

		23,101,768

Air Freight & Logistics — 0.5%
Forward Air Corp.	96,467	4,235,866

Auto Components — 1.0%
American Axle & Manufacturing Holdings, Inc.*	225,567	4,612,845
Tenneco, Inc.*	70,972	4,014,886

		8,627,731

Biotechnology — 1.4%
Acorda Therapeutics, Inc.*	124,664	3,640,189
Exact Sciences Corp.*(a)	337,423	3,944,475
Infinity Pharmaceuticals, Inc.*	315,941	4,363,145

		11,947,809

Building Products — 0.4%
Trex Co., Inc.*	40,110	3,189,948

Capital Markets — 2.8%
Cohen & Steers, Inc.(a)	32,256	1,292,175
E*Trade Financial Corp.*	217,250	4,266,790
Golub Capital BDC, Inc.(a)	72,199	1,379,723
Manning & Napier, Inc.	35,031	618,297
New Mountain Finance Corp.	101,622	1,528,395
PennantPark Investment Corp.	106,076	1,230,482
Piper Jaffray Cos.*	22,573	892,762
Solar Capital Ltd.	69,740	1,572,637
Solar Senior Capital Ltd.	15,069	274,557
Stifel Financial Corp.*(a)	110,809	5,309,967
THL Credit, Inc.	66,803	1,101,581
Virtus Investment Partners, Inc.*	16,220	3,244,811
Walter Investment Management Corp.*	55,558	1,964,531

		24,676,708

Chemicals — 3.8%
Axiall Corp.	34,273	1,625,911
Fuller (H.B.) Co.	30,433	1,583,733
Koppers Holdings, Inc.	18,677	854,473
Methanex Corp. (Canada)(a)	89,130	5,280,061
PolyOne Corp.	277,496	9,809,484
Quaker Chemical Corp.	32,195	2,481,269
Taminco Corp.*	164,285	3,320,200
Westlake Chemical Corp.	25,364	3,096,183
WR Grace & Co.*	53,928	5,331,861

		33,383,175

Commercial Banks — 15.0%
BancorpSouth, Inc.	273,070	6,941,439
Bank of the Ozarks, Inc.	145,628	8,241,089
Banner Corp.	89,303	4,002,560
Boston Private Financial Holdings, Inc.	307,069	3,875,211
Bridge Capital Holdings*	57,384	1,178,667
CoBiz Financial, Inc.	117,832	1,409,271
Community Bank System, Inc.	93,881	3,725,198
First Financial Bankshares, Inc.	69,030	4,578,070

COMMON STOCKS (continued)	Shares	Value (Note 2)
Commercial Banks (continued)
First Financial Holdings, Inc.	67,432	$4,484,902
First Midwest Bancorp, Inc.	165,054	2,893,397
First of Long Island Corp. (The)	26,082	1,118,135
Flushing Financial Corp.	113,265	2,344,586
Glacier Bancorp, Inc.	209,701	6,246,993
Heritage Financial Corp.	46,900	802,459
Home BancShares, Inc.	124,183	4,638,235
Independent Bank Corp.	65,478	2,566,083
Independent Bank Group, Inc.	37,638	1,869,103
Lakeland Financial Corp.	39,054	1,523,106
MB Financial, Inc.	181,105	5,811,659
PacWest Bancorp(a)	133,172	5,622,522
Pinnacle Financial Partners, Inc.	121,343	3,947,288
PrivateBancorp, Inc.	248,671	7,194,052
Prosperity Bancshares, Inc.	92,254	5,847,981
Sandy Spring Bancorp, Inc.	55,150	1,554,679
Sierra Bancorp.	3,497	56,267
Signature Bank*(a)	79,228	8,510,672
Southcoast Financial Corp.*	3,207	19,082
Southwest Bancorp, Inc.*	94,099	1,498,056
Sterling Financial Corp.	57,472	1,958,646
Summit State Bank	6,180	65,199
Texas Capital Bancshares, Inc.*(a)	130,770	8,133,894
Trico Bancshares	42,781	1,213,697
UMB Financial Corp.	110,878	7,127,238
ViewPoint Financial Group, Inc.	187,978	5,159,996
Webster Financial Corp.	166,058	5,177,688

		131,337,120

Commercial Services & Supplies — 1.9%
Ceco Environmental Corp.	99,249	1,604,856
G&K Services, Inc. (Class A Stock)	76,486	4,759,724
Mobile Mini, Inc.*	112,626	4,637,939
Progressive Waste Solutions Ltd. (Canada)	113,082	2,798,780
West Corp.	116,992	3,007,864

		16,809,163

Communications Equipment — 1.3%
ADTRAN, Inc.	112,012	3,025,444
CommScope Holding Co., Inc.*	220,945	4,180,279
Digi International, Inc.*	101,619	1,231,622
Radware Ltd. (Israel)*	185,969	3,343,723

		11,781,068

Computers & Peripherals — 0.4%
Electronics For Imaging, Inc.*	85,797	3,322,918

Construction & Engineering — 1.2%
Comfort Systems USA, Inc.	137,200	2,660,308
EMCOR Group, Inc.	129,876	5,511,937
MYR Group, Inc.*	88,571	2,221,361

		10,393,606

Consumer Finance — 0.3%
First Cash Financial Services, Inc.*	41,319	2,555,167

Containers & Packaging — 0.6%
Graphic Packaging Holding Co.*	514,174	4,936,070

Diversified Financial Services — 0.3%
MarketAxess Holdings, Inc.	42,037	2,811,014

Diversified Telecommunication Services — 0.6%
Premiere Global Services, Inc.*	452,221	5,241,241

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electric Utilities — 3.7%
Allete, Inc.	88,059	$4,392,383
Cleco Corp.	199,114	9,282,695
El Paso Electric Co.	159,109	5,586,317
IDACORP, Inc.(a)	164,236	8,513,994
Portland General Electric Co.	154,483	4,665,387

		32,440,776

Electrical Equipment — 0.6%
Powell Industries, Inc.	30,416	2,037,568
Thermon Group Holdings, Inc.*	120,088	3,282,005

		5,319,573

Electronic Equipment, Instruments & Components — 2.4%
Anixter International, Inc.	73,758	6,626,419
Belden, Inc.	55,124	3,883,486
CTS Corp.	161,481	3,215,087
Littelfuse, Inc.	37,695	3,502,996
Newport Corp.*	237,876	4,298,419

		21,526,407

Energy Equipment & Services — 2.6%
Dril-Quip, Inc.*	31,413	3,453,231
Forum Energy Technologies, Inc.*	215,097	6,078,641
Gulfmark Offshore, Inc. (Class A Stock)	84,845	3,998,745
Newpark Resources, Inc.*	481,757	5,920,794
TETRA Technologies, Inc.*	258,349	3,193,194

		22,644,605

Food & Staples Retailing — 0.5%
Susser Holdings Corp.*	71,695	4,695,306

Food Products — 0.6%
Hain Celestial Group, Inc. (The)*	62,314	5,656,865

Gas Utilities — 1.2%
Southwest Gas Corp.	184,089	10,292,416

Health Care Equipment & Supplies — 1.0%
Alere, Inc.*	56,363	2,040,341
Hill-Rom Holdings, Inc.	67,394	2,786,068
Teleflex, Inc.(a)	38,130	3,578,882

		8,405,291

Health Care Providers & Services — 1.3%
HealthSouth Corp.	106,356	3,543,782
Surgical Care Affiliates, Inc.*(a)	52,126	1,816,070
WellCare Health Plans, Inc.*	83,066	5,849,508

		11,209,360

Health Care Technology — 0.7%
Allscripts Healthcare Solutions, Inc.*	379,528	5,867,503

Hotels, Restaurants & Leisure — 1.8%
Bloomin’ Brands, Inc.*	138,248	3,319,334
Diamond Resorts International, Inc.*	141,680	2,615,413
Marriott Vacations Worldwide Corp.*	75,123	3,963,489
Pinnacle Entertainment, Inc.*(a)	65,283	1,696,705
Vail Resorts, Inc.	53,359	4,014,198

		15,609,139

Household Durables — 1.3%
Meritage Homes Corp.*	102,774	4,932,124
Standard Pacific Corp.*(a)	494,367	4,474,021

COMMON STOCKS (continued)	Shares	Value (Note 2)
Household Durables (continued)
William Lyon Homes (Class A Stock)*	100,759	$2,230,804

		11,636,949

Household Products — 0.8%
Spectrum Brands Holdings, Inc.	100,197	7,068,898

Industrial Conglomerates — 0.8%
Carlisle Cos., Inc.	87,026	6,909,864

Insurance — 4.3%
American Equity Investment Life Holding Co.	380,412	10,035,269
CNO Financial Group, Inc.	447,773	7,921,104
Endurance Specialty Holdings Ltd.	60,106	3,526,419
Enstar Group Ltd.*	12,857	1,785,966
Fidelity & Guaranty Life*	74,970	1,419,932
Maiden Holdings Ltd.	304,323	3,326,250
Meadowbrook Insurance Group, Inc.	301,314	2,097,145
ProAssurance Corp.	107,846	5,228,374
RLI Corp.	27,187	2,647,470

		37,987,929

Internet & Catalog Retail — 0.5%
HSN, Inc.	69,401	4,323,682

IT Services — 0.5%
Convergys Corp.	209,468	4,409,301

Leisure Equipment & Products — 0.8%
Arctic Cat, Inc.	69,856	3,980,395
Brunswick Corp.	61,021	2,810,627

		6,791,022

Life Sciences Tools & Services — 0.6%
PerkinElmer, Inc.	127,894	5,273,070

Machinery — 3.5%
Actuant Corp. (Class A Stock)	140,253	5,138,870
Barnes Group, Inc.	175,946	6,740,491
CIRCOR International, Inc.	51,295	4,143,610
Crane Co.	64,703	4,351,277
Edwards Group Ltd. (United Kingdom), ADR*	260,723	2,654,160
Graco, Inc.	31,832	2,486,716
RBC Bearings, Inc.*	48,203	3,410,362
Twin Disc, Inc.	60,163	1,557,620

		30,483,106

Metals & Mining — 1.9%
Carpenter Technology Corp.	37,775	2,349,605
Commercial Metals Co.	110,595	2,248,396
Globe Specialty Metals, Inc.	175,664	3,163,709
Kaiser Aluminum Corp.	83,838	5,888,781
Olympic Steel, Inc.	34,999	1,014,271
SunCoke Energy, Inc.*	75,476	1,721,608

		16,386,370

Multi-Utilities — 0.6%
Black Hills Corp.	31,649	1,661,889
NorthWestern Corp.	84,907	3,678,171

		5,340,060

Oil, Gas & Consumable Fuels — 4.0%
Approach Resources, Inc.*(a)	117,442	2,265,456
Delek US Holdings, Inc.	41,934	1,442,949

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Diamondback Energy, Inc.*	95,341	$5,039,725
Laredo Petroleum Holdings, Inc.*	229,534	6,355,796
Rex Energy Corp.*	529,869	10,443,718
Western Refining, Inc.(a)	232,167	9,846,202

		35,393,846

Paper & Forest Products — 0.8%
KapStone Paper and Packaging Corp.*	132,567	7,405,193

Pharmaceuticals — 0.7%
Mallinckrodt PLC*	33,409	1,745,954
Prestige Brands Holdings, Inc.*	122,875	4,398,925

		6,144,879

Professional Services — 0.3%
TrueBlue, Inc.*	89,697	2,312,389

Real Estate Investment Trusts (REITs) — 10.0%
Acadia Realty Trust	134,347	3,335,836
American Campus Communities, Inc.(a)	232,203	7,479,259
Apollo Commercial Real Estate Finance, Inc.	312,569	5,079,246
Blackstone Mortgage Trust, Inc. (Class A Stock)	212,706	5,770,714
CBL & Associates Properties, Inc.(a)	162,376	2,916,273
Chesapeake Lodging Trust	161,278	4,078,721
Coresite Realty Corp.	59,979	1,930,724
Cubesmart(a)	302,293	4,818,550
DuPont Fabros Technology, Inc.	178,681	4,415,208
Healthcare Trust of America, Inc.(a)	248,175	2,442,042
Highwoods Properties, Inc.(a)	177,962	6,436,886
Hudson Pacific Properties, Inc.(a)	219,973	4,810,810
LaSalle Hotel Properties	162,079	5,001,758
MFA Financial, Inc.(a)	642,326	4,534,822
Mid-America Apartment Communities, Inc.	58,253	3,538,287
National Health Investors, Inc.	73,855	4,143,266
Pebblebrook Hotel Trust	142,191	4,373,795
PS Business Parks, Inc.	68,483	5,233,471
Strategic Hotels & Resorts, Inc.*	387,981	3,666,420
Two Harbors Investment Corp.	411,676	3,820,353

		87,826,441

Real Estate Management & Development — 0.5%
Kennedy-Wilson Holdings, Inc.	213,242	4,744,635

Road & Rail — 0.1%
Celadon Group, Inc.	64,232	1,251,239

Semiconductors & Semiconductor Equipment — 3.1%
Cabot Microelectronics Corp.*	102,395	4,679,452
Fairchild Semiconductor International, Inc.*	268,112	3,579,295
Intersil Corp. (Class A Stock)	416,008	4,771,612
Micrel, Inc.	142,574	1,407,205
MKS Instruments, Inc.	142,379	4,262,827
PMC - Sierra, Inc.*	419,197	2,695,437
Semtech Corp.*	134,458	3,399,098
TriQuint Semiconductor, Inc.*	245,535	2,047,762

		26,842,688

Software — 2.5%
Monotype Imaging Holdings, Inc.	100,546	3,203,396
NetScout Systems, Inc.*	80,102	2,370,218
PTC, Inc.*	176,250	6,237,488
SS&C Technologies Holdings, Inc.*	119,554	5,291,460

COMMON STOCKS (continued)	Shares	Value (Note 2)
Software (continued)
Verint Systems, Inc.*	111,617	$4,792,834

		21,895,396

Specialty Retail — 3.0%
Asbury Automotive Group, Inc.*	76,177	4,093,752
Chico’s FAS, Inc.	78,368	1,476,453
GNC Holdings, Inc. (Class A Stock)	81,619	4,770,631
Jos. A. Bank Clothiers, Inc.*	78,983	4,322,740
Men’s Wearhouse, Inc. (The)	57,645	2,944,507
Monro Muffler Brake, Inc.	38,155	2,150,416
Office Depot, Inc.*	498,062	2,634,748
Shoe Carnival, Inc.	86,621	2,512,875
Vitamin Shoppe, Inc.*	36,037	1,874,284

		26,780,406

Textiles, Apparel & Luxury Goods — 1.3%
Carter’s, Inc.	52,700	3,783,333
Movado Group, Inc.	121,721	5,356,941
Steven Madden Ltd.*	60,830	2,225,770

		11,366,044

Thrifts & Mortgage Finance — 1.9%
Brookline Bancorp, Inc.	124,127	1,187,895
Dime Community Bancshares, Inc.	80,007	1,353,718
Home Loan Servicing Solutions Ltd.	118,320	2,717,810
Oritani Financial Corp.	108,877	1,747,476
Provident Financial Services, Inc.	165,212	3,191,896
Radian Group, Inc.(a)	332,545	4,695,535
WSFS Financial Corp.	24,858	1,927,241

		16,821,571

Trading Companies & Distributors — 1.3%
Applied Industrial Technologies, Inc.	96,994	4,761,435
Kaman Corp.	126,922	5,042,611
Watsco, Inc.	20,453	1,964,715

		11,768,761

TOTAL COMMON STOCKS (cost $652,271,368)		839,181,352

EXCHANGE TRADED FUND — 1.8%
iShares Russell 2000 Value Index Fund(a) (cost $14,319,312)	157,928	15,713,836

TOTAL LONG-TERM INVESTMENTS (cost $666,590,680)		854,895,188

SHORT-TERM INVESTMENT — 11.6%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $101,734,777; includes $80,718,765 of cash collateral for securities on loan)(b)(w) (Note 4)	101,734,777	101,734,777

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Value (Note 2)
TOTAL INVESTMENTS — 109.0% (cost $768,325,457)	$956,629,965
LIABILITIES IN EXCESS OF OTHER ASSETS — (9.0)%	(79,120,987)

NET ASSETS — 100.0%	$877,508,978

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $78,693,635; cash collateral of $80,718,765 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$839,181,352	$—	$—
Exchange Traded Fund	15,713,836	—	—
Affiliated Money Market Mutual Fund	101,734,777	—	—

Total	$956,629,965	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

Commercial Banks	15.0%
Affiliated Money Market Mutual Fund (9.2% represents investments purchased with collateral from securities on loan)	11.6
Real Estate Investment Trusts (REITs)	10.0
Insurance	4.3
Oil, Gas & Consumable Fuels	4.0
Chemicals	3.8
Electric Utilities	3.7
Machinery	3.5
Semiconductors & Semiconductor Equipment	3.1
Specialty Retail	3.0
Capital Markets	2.8
Aerospace & Defense	2.6
Energy Equipment & Services	2.6
Software	2.5
Electronic Equipment, Instruments & Components	2.4
Thrifts & Mortgage Finance	1.9
Commercial Services & Supplies	1.9
Metals & Mining	1.9
Exchange Traded Fund	1.8
Hotels, Restaurants & Leisure	1.8
Biotechnology	1.4
Communications Equipment	1.3
Trading Companies & Distributors	1.3
Household Durables	1.3
Textiles, Apparel & Luxury Goods	1.3
Health Care Providers & Services	1.3

Construction & Engineering	1.2%
Gas Utilities	1.2
Auto Components	1.0
Health Care Equipment & Supplies	1.0
Paper & Forest Products	0.8
Household Products	0.8
Industrial Conglomerates	0.8
Leisure Equipment & Products	0.8
Pharmaceuticals	0.7
Health Care Technology	0.7
Food Products	0.6
Multi-Utilities	0.6
Electrical Equipment	0.6
Life Sciences Tools & Services	0.6
Diversified Telecommunication Services	0.6
Containers & Packaging	0.6
Real Estate Management & Development	0.5
Food & Staples Retailing	0.5
IT Services	0.5
Internet & Catalog Retail	0.5
Air Freight & Logistics	0.5
Computers & Peripherals	0.4
Building Products	0.4
Diversified Financial Services	0.3
Consumer Finance	0.3
Professional Services	0.3
Road & Rail	0.1

109.0
Liabilities in excess of other assets	(9.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Portfolio did not hold any derivative instruments as of December 31, 2013, accordingly, no derivative positions were presented in the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(1)
Equity contracts	$(7,056)

For the year ended December 31, 2013, the Portfolio did not have any realized gain or (loss) on derivatives recognized in income.

(1)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

The Portfolio invested in financial instruments during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$78,693,635	$—	$—	$78,693,635
Collateral Amount Pledged/(Received):	/
Securities on loan				(78,693,635)

Net Amount				$—

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $78,693,635:
Unaffiliated investments (cost $666,590,680)	$854,895,188
Affiliated investments (cost $101,734,777)	101,734,777
Receivable for investments sold	1,623,846
Dividends receivable	1,579,394
Receivable for fund share sold	592,368
Tax reclaim receivable	7,051
Prepaid expenses	6,129

Total Assets	960,438,753

LIABILITIES:
Payable to broker for collateral for securities on loan	80,718,765
Payable for investments purchased	1,711,794
Advisory fees payable	415,685
Accrued expenses and other liabilities	64,781
Distribution fee payable	12,210
Payable for fund share repurchased	4,340
Payable to custodian	1,783
Affiliated transfer agent fee payable	417

Total Liabilities	82,929,775

NET ASSETS	$877,508,978

Net assets were comprised of:
Paid-in capital	$570,999,471
Retained earnings	306,509,507

Net assets, December 31, 2013	$877,508,978

Net asset value and redemption price per share, $877,508,978 / 52,203,241 outstanding shares of beneficial interest	$16.81

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Unaffiliated dividend income (net of $15,258 foreign withholding tax)	$12,401,890
Affiliated income from securities lending, net	245,375
Affiliated dividend income	29,377

12,676,642

EXPENSES
Advisory fees	6,963,851
Distribution fee (Note 4)	650,150
Custodian and accounting fees	133,000
Shareholder servicing fees and expenses (Note 4)	96,404
Audit fee	20,000
Trustees’ fees	16,000
Legal fees and expenses	12,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Insurance expenses	8,000
Shareholders’ reports	6,000
Commitment fee on syndicated credit agreement	3,000
Loan interest expense (Note 7)	2,191
Miscellaneous	10,148

Total expenses	7,929,744
Less: shareholder servicing fee waiver	(12,346)

Net expenses	7,917,398

NET INVESTMENT INCOME	4,759,244

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	93,869,760
Net change in unrealized appreciation (depreciation) on investments	141,483,165

NET GAIN ON INVESTMENTS	235,352,925

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$240,112,169

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$4,759,244	$7,569,003
Net realized gain on investment transactions	93,869,760	13,669,356
Net change in unrealized appreciation (depreciation) on investments	141,483,165	41,021,862

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	240,112,169	62,260,221

DISTRIBUTIONS	—	(2,658,828)

FUND SHARE TRANSACTIONS:
Fund share sold [11,791,406 and 29,233,111 shares, respectively]	164,319,502	334,494,417
Fund share issued in reinvestment of distributions [0 and 245,053 shares, respectively]	—	2,658,828
Fund share repurchased [8,369,091 and 14,614,268 shares, respectively]	(117,846,730)	(162,927,677)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	46,472,772	174,225,568

TOTAL INCREASE IN NET ASSETS	286,584,941	233,826,961
NET ASSETS:
Beginning of year	590,924,037	357,097,076

End of year	$877,508,978	$590,924,037

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST HERNDON LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 97.5%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 3.6%
Lockheed Martin Corp.	156,412	$23,252,208
Rockwell Collins, Inc.(a)	102,146	7,550,632

		30,802,840

Air Freight & Logistics — 2.1%
United Parcel Service, Inc. (Class B Stock)	168,861	17,743,914

Biotechnology — 2.8%
United Therapeutics Corp.*(a)	211,316	23,895,613

Capital Markets — 4.9%
Eaton Vance Corp.	422,632	18,084,423
Waddell & Reed Financial, Inc. (Class A Stock)	366,451	23,863,289

		41,947,712

Chemicals — 5.0%
CF Industries Holdings, Inc.	68,949	16,067,875
LyondellBasell Industries NV (Class A Stock)	120,980	9,712,274
NewMarket Corp.(a)	50,115	16,745,927

		42,526,076

Computers & Peripherals — 6.5%
Apple, Inc.	43,731	24,537,901
Western Digital Corp.	366,451	30,745,239

		55,283,140

Consumer Finance — 3.6%
Discover Financial Services	387,200	21,663,840
SLM Corp.	354,002	9,303,173

		30,967,013

Diversified Financial Services — 5.0%
CBOE Holdings, Inc.	466,364	24,232,273
McGraw Hill Financial, Inc.	233,341	18,247,266

		42,479,539

Energy Equipment & Services — 4.7%
Patterson-UTI Energy, Inc.	784,934	19,874,529
RPC, Inc.(a)	1,140,853	20,364,226

		40,238,755

Food Products — 3.6%
Campbell Soup Co.(a)	345,703	14,962,026
Kellogg Co.	257,601	15,731,693

		30,693,719

Health Care Equipment & Supplies — 0.8%
Baxter International, Inc.	100,231	6,971,066

Hotels, Restaurants & Leisure — 1.9%
Yum! Brands, Inc.(a)	218,658	16,532,731

Household Products — 1.4%
Colgate-Palmolive Co.	190,886	12,447,676

Independent Power Producers & Energy Traders — 1.0%
AES Corp. (The)	574,257	8,332,469

Insurance — 3.0%
Aflac, Inc.	383,050	25,587,740

IT Services — 4.8%
International Business Machines Corp.	109,488	20,536,664

COMMON STOCKS (continued)	Shares	Value (Note 2)
IT Services (continued)
Western Union Co. (The)	1,193,522	$20,588,256

		41,124,920

Machinery — 2.7%
Caterpillar, Inc.	22,663	2,058,027
Joy Global, Inc.(a)	360,386	21,078,977

		23,137,004

Metals & Mining — 0.4%
Southern Copper Corp.	114,596	3,290,051

Oil, Gas & Consumable Fuels — 18.7%
Apache Corp.	193,759	16,651,648
Chevron Corp.	118,745	14,832,438
Continental Resources, Inc.*(a)	147,793	16,629,668
Exxon Mobil Corp.	185,460	18,768,552
Hollyfrontier Corp.(a)	383,050	19,033,756
Marathon Petroleum Corp.	281,223	25,796,586
Murphy Oil Corp.	253,771	16,464,663
Oasis Petroleum, Inc.*	180,033	8,456,150
SM Energy Co.	94,166	7,826,136
Ultra Petroleum Corp.*(a)	706,090	15,286,850

		159,746,447

Personal Products — 1.0%
Herbalife Ltd. (Cayman Islands)(a)	108,211	8,516,206

Pharmaceuticals — 3.0%
Endo Health Solutions, Inc.*	88,101	5,943,293
Mylan, Inc.*	453,915	19,699,911

		25,643,204

Real Estate Investment Trusts (REITs) — 2.9%
American Capital Agency Corp.	497,646	9,599,591
Apartment Investment & Management Co. (Class A Stock)	585,110	15,160,200

		24,759,791

Road & Rail — 1.8%
Landstar System, Inc.	272,604	15,661,100

Software — 2.2%
Microsoft Corp.	514,245	19,248,190

Specialty Retail — 4.1%
Ross Stores, Inc.	101,508	7,605,994
TJX Cos., Inc. (The)	430,932	27,463,296

		35,069,290

Textiles, Apparel & Luxury Goods — 1.8%
Coach, Inc.	277,073	15,552,108

Tobacco — 4.2%
Altria Group, Inc.	518,395	19,901,184
Philip Morris International, Inc.	189,610	16,520,719

		36,421,903

TOTAL LONG-TERM INVESTMENTS (cost $750,947,112)		834,620,217

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST HERNDON LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

SHORT-TERM INVESTMENT — 16.3%	Shares	Value (Note 2)
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $139,396,115; includes $118,919,525 of cash collateral for securities on loan)(b)(w) (Note 4)	139,396,115	$139,396,115

TOTAL INVESTMENTS — 113.8% (cost $890,343,227)		974,016,332
LIABILITIES IN EXCESS OF OTHER ASSETS — (13.8)%		(118,409,482)

NET ASSETS — 100.0%		$855,606,850

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $117,044,100; cash collateral of $118,919,525 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$834,620,217	$—	$—
Affiliated Money Market Mutual Fund	139,396,115	—	—

Total	$974,016,332	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

Oil, Gas & Consumable Fuels	18.7%
Affiliated Money Market Mutual Fund (13.9% represents investments purchased with collateral from securities on loan)	16.3
Computers & Peripherals	6.5
Chemicals	5.0
Diversified Financial Services	5.0
Capital Markets	4.9
IT Services	4.8
Energy Equipment & Services	4.7
Tobacco	4.2
Specialty Retail	4.1
Consumer Finance	3.6
Aerospace & Defense	3.6
Food Products	3.6
Pharmaceuticals	3.0

Insurance	3.0%
Real Estate Investment Trusts (REITs)	2.9
Biotechnology	2.8
Machinery	2.7
Software	2.2
Air Freight & Logistics	2.1
Hotels, Restaurants & Leisure	1.9
Road & Rail	1.8
Textiles, Apparel & Luxury Goods	1.8
Household Products	1.4
Personal Products	1.0
Independent Power Producers & Energy Traders	1.0
Health Care Equipment & Supplies	0.8
Metals & Mining	0.4

113.8
Liabilities in excess of other assets	(13.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST HERNDON LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in financial instruments during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Asset:
Securities on loan	$117,044,100	$—	$—	$117,044,100
Collateral Amount Pledged/(Received):
Securities on loan				(117,044,100)

Net Amount				$—

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST HERNDON LARGE-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $117,044,100:
Unaffiliated investments (cost $750,947,112)	$834,620,217
Affiliated investments (cost $139,396,115)	139,396,115
Dividends receivable	1,411,517
Receivable for fund share sold	62,555
Tax reclaim receivable	9,112
Prepaid expenses	6,860

Total Assets	975,506,376

LIABILITIES:
Payable to broker for collateral for securities on loan	118,919,525
Payable for fund share repurchased	687,196
Advisory fees payable	209,626
Accrued expenses and other liabilities	70,927
Distribution fee payable	11,835
Affiliated transfer agent fee payable	417

Total Liabilities	119,899,526

NET ASSETS	$855,606,850

Net assets were comprised of:
Paid-in capital	$447,580,457
Retained earnings	408,026,393

Net assets, December 31, 2013	$855,606,850

Net asset value and redemption price per share, $855,606,850 / 66,681,198 outstanding shares of beneficial interest	$12.83

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Unaffiliated dividend income (net of $24,157 foreign withholding tax)	$16,865,173
Affiliated income from securities lending, net	208,477
Affiliated dividend income	34,851

17,108,501

EXPENSES
Advisory fees	6,701,694
Distribution fee (Note 4)	653,846
Shareholder servicing fees and expenses (Note 4)	149,990
Custodian and accounting fees	114,000
Commitment fee on syndicated credit agreement	45,000
Audit fee	20,000
Trustees’ fees	17,000
Insurance expenses	13,000
Legal fees and expenses	11,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Shareholders’ reports	7,000
Loan interest expense (Note 7)	502
Miscellaneous	15,997

Total expenses	7,758,029
Less: advisory fee waivers and/or expense reimbursement	(131,303)
Less: shareholder servicing fee waiver	(32,119)

Net expenses	7,594,607

NET INVESTMENT INCOME	9,513,894

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	212,916,127
Net change in unrealized appreciation (depreciation) on investments	27,869,255

NET GAIN ON INVESTMENTS	240,785,382

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$250,299,276

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$9,513,894	$20,926,578
Net realized gain on investment transactions	212,916,127	145,272,619
Net change in unrealized appreciation (depreciation) on investments	27,869,255	(3,177,699)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	250,299,276	163,021,498

DISTRIBUTIONS	—	(22,457,433)

FUND SHARE TRANSACTIONS:
Fund share sold [22,592,452 and 90,075,623 shares, respectively]	260,671,577	818,022,158
Fund share issued in reinvestment of distributions [0 and 2,620,471 shares, respectively]	—	22,457,433
Fund share repurchased [54,150,267 and 193,523,209 shares, respectively]	(591,510,060)	(1,739,050,539)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(330,838,483)	(898,570,948)

TOTAL DECREASE IN NET ASSETS	(80,539,207)	(758,006,883)
NET ASSETS:
Beginning of year	936,146,057	1,694,152,940

End of year	$855,606,850	$936,146,057

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST INTERNATIONAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 97.5%
COMMON STOCKS — 96.0%	Shares	Value (Note 2)
Argentina — 0.7%
MercadoLibre, Inc.	178,040	$19,190,932

Australia — 0.8%
Brambles Ltd.	1,019,810	8,355,223
CSL Ltd.	180,849	11,148,737
Iluka Resources Ltd.	468,600	3,631,190
Recall Holdings Ltd.*	203,962	739,395

		23,874,545

Austria — 0.3%
Andritz AG	147,415	9,238,398

Belgium — 0.3%
Colruyt SA	166,525	9,304,347

Brazil — 0.2%
Cielo SA	142,600	3,968,079
Kroton Educacional SA	198,200	3,298,223

		7,266,302

Canada — 2.8%
Agrium, Inc	59,300	5,424,764
Alimentation Couche Tard, Inc. (Class B Stock)	59,300	4,459,293
Bank of Nova Scotia	91,140	5,699,628
Brookfield Asset Management, Inc. (Class A Stock)	283,541	11,009,897
Canadian Pacific Railway Ltd.	199,933	30,253,862
Cenovus Energy, Inc.	139,000	3,977,971
Dollarama, Inc.	68,800	5,713,201
New Gold, Inc.*	797,600	4,174,776
Shawcor Ltd.	92,600	3,703,128
Silver Wheaton Corp.	256,400	5,177,482

		79,594,002

China — 4.5%
Baidu, Inc., ADR*	17,599	3,130,510
China Mobile Ltd., ADR(a)	235,000	12,288,150
CIMC Enric Holdings Ltd.	1,720,000	2,780,316
Great Wall Motor Co. Ltd. (Class H Stock)	3,789,031	20,992,773
PICC Property & Casualty Co. Ltd. (Class H Stock)	2,696,800	4,010,360
Tencent Holdings Ltd.	1,218,735	78,032,522
Tong Ren Tang Technologies Co. Ltd. (Class H Stock)	2,816,290	9,002,060

		130,236,691

Denmark — 1.5%
Coloplast A/S (Class B Stock)	142,728	9,462,237
Jyske Bank A/S*	147,885	7,996,062
Novo Nordisk A/S (Class B Stock)	102,169	18,727,765
Tryg A/S	69,080	6,680,022

		42,866,086

Finland — 0.4%
Sampo OYJ (Class A Stock)	223,416	10,981,528

France — 6.1%
Arkema SA	89,140	10,407,861
BNP Paribas SA	556,391	43,402,724
Cap Gemini SA	158,331	10,716,738
Dassault Systemes SA	80,937	10,046,699
Eutelsat Communications SA	390,215	12,175,685

COMMON STOCKS (continued)	Shares	Value (Note 2)
France (continued)
Pernod-Ricard SA	45,460	$5,179,334
Publicis Groupe SA	90,750	8,315,027
Rexel SA	594,700	15,607,130
Sanofi	129,375	13,816,646
Schneider Electric SA(a)	146,465	12,777,881
Sodexo	143,355	14,537,391
Technip SA	38,085	3,666,103
Vinci SA	196,881	12,941,287

		173,590,506

Germany — 8.0%
Bayer AG	348,114	48,879,097
Bayerische Motoren Werke AG	125,948	14,790,470
Brenntag AG	227,509	42,224,900
Continental AG	228,746	50,253,273
Deutsche Boerse AG	181,315	15,026,355
Linde AG	58,755	12,302,525
ProSiebenSat.1 Media AG	130,710	6,490,548
Rational AG	8,908	2,955,077
SAP AG, ADR(a)	113,900	9,925,246
Wirecard AG	638,917	25,289,904

		228,137,395

Hong Kong — 2.1%
AIA Group Ltd.	3,502,836	17,631,483
Jardine Matheson Holdings Ltd.	140,862	7,317,781
Sands China Ltd.	4,172,560	34,195,526

		59,144,790

India — 0.3%
Tata Motors Ltd.	1,443,632	8,829,470

Indonesia — 0.4%
PT Bank Rakyat Indonesia Persero Tbk	9,354,502	5,591,379
PT Tower Bersama Infrastructure Tbk*	7,020,838	3,350,642
PT Tower Bersama Infrastructure Tbk, 144A*(g)	6,982,898	3,332,536

		12,274,557

Ireland — 0.3%
Ryanair Holdings PLC, ADR*	162,253	7,614,533

Israel — 1.3%
Bezeq Israeli Telecommunication Corp. Ltd. (The)	7,187,915	12,189,700
Check Point Software Technologies Ltd.*(a)	378,874	24,444,950

		36,634,650

Italy — 7.5%
Azimut Holding SpA	1,580,334	43,118,306
Brunello Cucinelli SpA	663,639	23,592,966
Luxottica Group SpA	588,515	31,539,463
Moncler SpA, 144A*	894,383	19,440,434
Prada SpA	3,701,757	33,066,899
World Duty Free SpA, 144A*(g)	1,873,002	23,551,023
Yoox SpA*	869,383	38,980,542

		213,289,633

Japan — 14.0%
Astellas Pharma, Inc.	104,264	6,181,483
Daikin Industries Ltd.	179,391	11,194,489
Denso Corp	230,454	12,174,584
FANUC Corp.	80,700	14,787,521

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	(Note 2)
Japan (continued)
Fuji Heavy Industries Ltd.	1,275,780	$36,664,589
Hino Motors Ltd.	1,691,020	26,638,212
Hoya Corp.	133,900	3,724,013
Kansai Paint Co. Ltd.	1,054,400	15,592,395
Keyence Corp.	70,368	30,130,548
Lawson, Inc.	183,768	13,752,452
Miraca Holdings, Inc.	118,700	5,599,827
MISUMI Group, Inc.	191,200	6,011,430
Mitsui Fudosan Co. Ltd.	625,617	22,566,428
Murata Manufacturing Co. Ltd.	312,717	27,810,965
ORIX Corp.	927,290	16,294,219
Pigeon Corp.	430,160	20,862,567
Rakuten, Inc.	1,046,061	15,610,820
Sanrio Co. Ltd.(a)	151,900	6,396,095
Santen Pharmaceutical Co. Ltd.	128,200	5,973,127
Secom Co. Ltd.	175,852	10,610,026
Shin-Etsu Chemical Co. Ltd.	124,422	7,277,354
SMC Corp.	66,500	16,783,837
Softbank Corp.	104,400	9,161,180
Start Today Co. Ltd.	81,900	2,036,486
Sugi Holdings Co. Ltd.	147,200	5,979,972
Sumitomo Mitsui Financial Group, Inc.	290,344	15,098,871
Toyota Motor Corp.	265,900	16,213,276
Unicharm Corp.	331,314	18,904,284

		400,031,050

Macau — 0.4%
MGM China Holdings Ltd.	2,641,200	11,303,993

Mexico — 1.2%
Alfa SAB de CV (Class A Stock)	7,794,388	21,861,179
Corp. Inmobiliaria Vesta SAB de CV	292,618	509,641
Corp. Inmobiliaria Vesta SAB de CV,
144A(g)	6,201,300	10,800,564

		33,171,384

Netherlands — 1.7%
Akzo Nobel NV	168,285	13,049,876
ASML Holding NV	82,255	7,704,172
Koninklijke Ahold NV	707,170	12,708,700
Unilever NV, CVA	363,225	14,603,626

		48,066,374

Norway — 0.7%
DnB ASA	651,195	11,687,751
Telenor ASA	325,736	7,783,006

		19,470,757

Panama — 0.6%
Copa Holdings SA (Class A Stock)	110,624	17,712,009

Russia — 0.2%
Sberbank of Russia, ADR	528,065	6,637,777

Singapore — 0.2%
United Overseas Bank Ltd.	332,600	5,616,633

South Africa — 1.5%
Aspen Pharmacare Holdings Ltd.	843,127	26,960,924
Aspen Pharmacare Holdings Ltd., 144A	86,040	2,206,926
Bidvest Group Ltd.	275,934	7,068,971
Discovery Ltd.	980,871	7,911,214

		44,148,035

COMMON STOCKS (continued)	Shares	(Note 2)
South Korea — 1.9%
NAVER Corp.*	45,765	$31,537,928
Samsung Electronics Co. Ltd.	16,607	21,639,706

		53,177,634

Spain — 2.3%
Amadeus IT Holding SA (Class A Stock)	45,008	1,927,939
Inditex SA	385,829	63,704,918

		65,632,857

Sweden — 1.9%
Assa Abloy AB (Class B Stock)	414,204	21,929,659
Elekta AB (Class B Stock)	338,155	5,174,830
Nordea Bank AB	1,297,195	17,489,819
Telefonaktiebolaget LM Ericsson (Class B Stock)	820,405	10,016,732

		54,611,040

Switzerland — 8.3%
Cie Financiere Richemont SA	128,930	12,879,780
Geberit AG	32,153	9,754,612
Givaudan SA*	12,345	17,660,328
Julius Baer Group Ltd.*	121,065	5,817,903
Novartis AG	175,570	14,071,826
Partners Group Holding AG	66,771	17,807,097
Roche Holding AG	262,102	73,421,658
SGS SA	7,455	17,163,294
Sika AG	4,465	15,910,790
Sonova Holding AG*	49,850	6,722,016
Sulzer AG	64,450	10,413,911
Swatch Group AG (The)	44,785	29,683,668
UBS AG*	280,115	5,363,461

		236,670,344

Turkey — 0.5%
BIM Birlesik Magazalar A/S	763,434	15,418,189

United Arab Emirates — 0.1%
Dragon Oil PLC	380,650	3,578,029

United Kingdom — 19.0%
Afren PLC*	2,902,395	8,141,134
Amlin PLC	1,790,245	13,628,446
AON PLC	116,300	9,756,407
ARM Holdings PLC	2,466,997	44,857,336
Ashtead Group PLC	2,383,228	30,063,939
ASOS PLC*	495,526	50,488,449
ASOS PLC, 144A*(g)	17,016	1,733,760
Babcock International Group PLC	395,701	8,891,461
Berkeley Group Holdings PLC	234,828	10,353,204
BG Group PLC	368,410	7,927,619
Bunzl PLC	583,685	14,026,647
Burberry Group PLC	1,308,453	32,967,035
Compass Group PLC	2,386,095	38,308,655
Diageo PLC	1,079,144	35,761,475
Experian PLC	289,899	5,355,145
HSBC Holdings PLC	1,087,422	11,854,333
ICAP PLC	645,450	4,834,387
IMI PLC	294,236	7,451,256
InterContinental Hotels Group PLC	298,690	9,963,264
Johnson Matthey PLC	174,359	9,487,426
Meggitt PLC	1,050,531	9,197,906
Reed Elsevier PLC	979,525	14,608,337

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
United Kingdom (continued)
Rolls-Royce Holdings PLC*	2,074,776	$43,884,601
SABMiller PLC	699,232	35,993,203
Sports Direct International PLC, 144A*(g)	1,297,617	15,404,464
St. James’s Place PLC	3,308,347	39,987,790
Travis Perkins PLC	152,780	4,745,985
Tullow Oil PLC	796,244	11,300,824
WPP PLC	476,162	10,906,044

		541,880,532

United States — 4.0%
Core Laboratories NV(a)	147,774	28,217,445
Michael Kors Holdings Ltd.*	544,697	44,223,949
Nielsen Holdings NV	182,800	8,388,692
Stratasys Ltd.*	246,782	33,241,535

		114,071,621

TOTAL COMMON STOCKS (cost $2,229,795,762)		2,743,266,623

PREFERRED STOCKS — 1.5%
Germany — 1.5%
Henkel AG & Co. KGaA (PRFC)	97,330	11,313,156
Volkswagen AG (PRFC)(a)	106,807	30,057,611

		41,370,767

United Kingdom
Rolls-Royce Holdings PLC (PRFC C)*	180,109,972	298,255

TOTAL PREFERRED STOCKS (cost $33,154,755)		41,669,022

TOTAL LONG-TERM INVESTMENTS (cost $2,262,950,517)		2,784,935,645

SHORT-TERM INVESTMENT — 4.4%	Shares	Value (Note 2)
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $126,397,041; includes $62,332,527 of cash collateral for securities on loan)(b)(w) (Note 4)	126,397,041	$126,397,041

TOTAL INVESTMENTS — 101.9% (cost $2,389,347,558)		2,911,332,686
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (1.9)%		(53,571,094)

NET ASSETS — 100.0%		$2,857,761,592

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depository Receipt
CVA	Certificate Van Aandelen (Bearer)
PRFC	Preference Shares
DKK	Danish Krone

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $60,814,950; cash collateral of $62,332,527 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(g)	Indicates a security that has been deemed illiquid.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at December 31, 2013:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Danish Krone, Expiring 01/02/14	Credit Suisse First Boston Corp.	DKK	18,298	$3,356,745	$3,374,286	$(17,541)
Expiring 01/03/14	State Street Bank	DKK	12,981	2,395,609	2,393,789	1,820

				$5,752,354	$5,768,075	$(15,721)

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Argentina	$19,190,932	$—	$—
Australia	739,395	23,135,150	—
Austria	—	9,238,398	—
Belgium	—	9,304,347	—
Brazil	7,266,302	—	—
Canada	79,594,002	—	—
China	15,418,660	114,818,031	—
Denmark	18,727,765	24,138,321	—
Finland	—	10,981,528	—
France	10,046,699	163,543,807	—
Germany	9,925,246	218,212,149	—
Hong Kong	7,317,781	51,827,009	—
India	—	8,829,470	—
Indonesia	—	12,274,557	—
Ireland	7,614,533	—	—
Israel	24,444,950	12,189,700	—
Italy	42,991,457	170,298,176	—
Japan	—	400,031,050	—
Macau	—	11,303,993	—
Mexico	33,171,384	—	—
Netherlands	—	48,066,374	—
Norway	—	19,470,757	—
Panama	17,712,009	—	—
Russia	6,637,777	—	—
Singapore	—	5,616,633	—
South Africa	—	44,148,035	—
South Korea	—	53,177,634	—
Spain	—	65,632,857	—
Sweden	—	54,611,040	—
Switzerland	17,807,097	218,863,247	—
Turkey	—	15,418,189	—
United Arab Emirates	—	3,578,029	—
United Kingdom	9,756,407	532,124,125	—
United States	114,071,621	—	—
Preferred Stocks:
Germany	—	41,370,767	—
United Kingdom	298,255	—	—
Affiliated Money Market Mutual Fund	126,397,041	—	—
Other Financial Instruments*
Foreign Forward Currency Contracts	—	(15,721)	—

Total	$569,129,313	$2,342,187,652	$—

Fair Value of Level 2 investments at 12/31/12 was $1,913,977,728 as a result of fair valuing such foreign investments using third party vendor modeling tools. Such fair values are used to reflect the impact of market movements between the time at which the Portfolio values its securities and the earlier closing of foreign markets. An amount of $103,097,119 was transferred from Level 2 into Level 1 at 12/31/13 as a result of using quoted prices in active markets for such foreign securities.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of the period.

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows (unaudited):

Textiles, Apparel & Luxury Goods	8.0%
Pharmaceuticals	7.7
Internet Software & Services	4.6
Commercial Banks	4.6
Automobiles	4.5
Affiliated Money Market Mutual Fund (2.2% represents investments purchased with collateral from securities on loan)	4.4
Trading Companies & Distributors	3.9
Insurance	3.9
Specialty Retail	3.8
Internet & Catalog Retail	3.8
Hotels, Restaurants & Leisure	3.8
Chemicals	3.7
Machinery	3.2
Capital Markets	2.7
Beverages	2.7
Semiconductors & Semiconductor Equipment	2.6
Auto Components	2.2
Electronic Equipment, Instruments & Components	2.2
Food & Staples Retailing	2.2
Aerospace & Defense	1.9
Media	1.8
Household Products	1.8
Real Estate Management & Development	1.6
Software	1.5

Building Products	1.5%
IT Services	1.5
Energy Equipment & Services	1.2
Oil, Gas & Consumable Fuels	1.2
Computers & Peripherals	1.2
Diversified Financial Services	1.1
Professional Services	1.1
Road & Rail	1.1
Industrial Conglomerates	1.0
Wireless Telecommunication Services	1.0
Commercial Services & Supplies	1.0
Airlines	0.9
Health Care Equipment & Supplies	0.7
Diversified Telecommunication Services	0.7
Food Products	0.5
Multiline Retail	0.5
Metals & Mining	0.4
Construction & Engineering	0.4
Electrical Equipment	0.4
Biotechnology	0.4
Household Durables	0.4
Communications Equipment	0.3
Health Care Providers & Services	0.2
Diversified Consumer Services	0.1

101.9
Liabilities in excess of other assets	(1.9)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity and foreign exchange risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	$1,820	Unrealized depreciation on foreign currency forward contracts	$17,541

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Forward Currency Contracts(2)	Total
Foreign exchange contracts	$—	$(980,513)	$(980,513)
Equity contracts	321	—	321

Total	$321	$(980,513)	$(980,192)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value			Forward Currency Contracts(3)
Foreign exchange contracts			$(15,721)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

For the year ended December 31, 2013, the Portfolio’s average value at settlement date payable for forward foreign currency exchange purchase contracts was $31,178,984 and the average value at settlement date receivable for foreign currency exchange sale contracts was $31,512,068.

The Portfolio invested in financial instruments and derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument and derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$60,814,950	$—	$—	$60,814,950
Over-the-counter derivatives*	1,820	—	—	1,820

				60,816,770

Liabilities:
Over-the-counter derivatives*	(17,541)	—	—	(17,541)

Collateral Amount Pledged/(Received):
Securities on loan				(60,814,950)
Over-the-counter derivatives				—

Net Amount				$(15,721)

*	Over-the-counter derivatives may consist of forward foreign currency exchange contracts, options contracts and swap agreements. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation) by counterparty, see the Schedule of Investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $60,814,950:
Unaffiliated investments (cost $2,262,950,517)	$2,784,935,645
Affiliated investments (cost $126,397,041)	126,397,041
Cash	1
Foreign currency, at value (cost $25,158)	25,162
Tax reclaim receivable	8,015,530
Receivable for investments sold	5,758,810
Dividends and interest receivable	1,498,444
Receivable for fund share sold	1,135,827
Unrealized appreciation on foreign currency forward contracts	1,820
Prepaid expenses	20,903

Total Assets	2,927,789,183

LIABILITIES:
Payable to broker for collateral for securities on loan	62,332,527
Payable for fund share repurchased	4,060,697
Payable for investments purchased	1,920,331
Advisory fees payable	1,008,037
Accrued expenses and other liabilities	476,571
Foreign capital gains tax liability	172,415
Distribution fee payable	39,055
Unrealized depreciation on foreign currency forward contracts	17,541
Affiliated transfer agent fee payable	417

Total Liabilities	70,027,591

NET ASSETS	$2,857,761,592

Net assets were comprised of:
Paid-in capital	$2,374,791,226
Retained earnings	482,970,366

Net assets, December 31, 2013	$2,857,761,592

Net asset value and redemption price per share, $2,857,761,592 / 202,339,639 outstanding shares of beneficial interest	$14.12

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Unaffiliated dividend income (net of $4,316,584 foreign withholding tax)	$43,431,041
Affiliated income from securities lending, net	216,697
Affiliated dividend income	141,152
Interest income	13,345

43,802,235

EXPENSES
Advisory fees	26,072,196
Distribution fee (Note 4)	2,281,151
Custodian and accounting fees	1,167,000
Shareholder servicing fees and expenses (Note 4)	404,150
Trustees’ fees	35,000
Insurance expenses	29,000
Audit fee	26,000
Legal fees and expenses	19,000
Commitment fee on syndicated credit agreement	16,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Shareholders’ reports	6,000
Loan interest expense (Note 7)	1,576
Miscellaneous	43,715

Total expenses	30,109,788
Less: advisory fee waivers and/or expense reimbursement	(147,404)
Less: shareholder servicing fee waiver	(133,783)

Net expenses	29,828,601

NET INVESTMENT INCOME	13,973,634

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	234,960,282
Foreign currency transactions	(2,204,159)

232,756,123

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes $(172,415))	221,553,618
Foreign currencies	285,439

221,839,057

NET GAIN ON INVESTMENTS	454,595,180

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$468,568,814

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$13,973,634	$29,190,377
Net realized gain on investment and foreign currency transactions	232,756,123	20,450,039
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	221,839,057	398,780,377

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	468,568,814	448,420,793

DISTRIBUTIONS	—	(26,295,031)

FUND SHARE TRANSACTIONS:
Fund share sold [47,833,887 and 98,165,682 shares, respectively]	597,063,089	1,058,841,450
Fund share issued in reinvestment of distributions [0 and 2,600,893 shares, respectively]	—	26,295,031
Fund share repurchased [60,128,612 and 110,216,841 shares, respectively]	(753,609,341)	(1,201,577,608)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(156,546,252)	(116,441,127)

CAPITAL CONTRIBUTIONS (NOTE 4)
Proceeds from regulatory settlement	—	2,857,562

TOTAL INCREASE IN NET ASSETS	312,022,562	308,542,197
NET ASSETS:
Beginning of year	2,545,739,030	2,237,196,833

End of year	$2,857,761,592	$2,545,739,030

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST INTERNATIONAL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 97.5%
COMMON STOCKS — 97.1%	Shares	Value (Note 2)
Argentina — 0.3%
MercadoLibre, Inc.	72,695	$7,835,794

Australia — 4.2%
Arrium Ltd.	3,650,800	5,733,081
Ausdrill Ltd.(a)	731,040	675,756
Bendigo and Adelaide Bank Ltd.	788,300	8,286,696
Bradken Ltd.(a)	556,400	3,004,735
Challenger Ltd.	1,361,000	7,558,676
Downer EDI Ltd.	1,440,700	6,278,191
Emeco Holdings Ltd.	4,867,000	980,805
Fortescue Metals Group Ltd.	1,117,800	5,839,174
GrainCorp Ltd. (Class A Stock)	357,544	2,714,876
Kingsgate Consolidated Ltd.(a)	706,348	591,624
Leighton Holdings Ltd.(a)	313,100	4,521,706
Lend Lease Group	1,255,600	12,530,487
Metcash Ltd.	1,538,000	4,343,348
Mineral Resources Ltd.	179,937	1,914,583
Mount Gibson Iron Ltd.	2,634,500	2,396,415
Myer Holdings Ltd.(a)	1,907,200	4,697,996
National Australia Bank Ltd.	367,900	11,482,871
Pacific Brands Ltd.	3,053,600	1,750,047
Rio Tinto Ltd.	199,800	12,229,157
Seven Group Holdings Ltd.	354,500	2,550,581
St. Barbara Ltd.*(a)	2,037,800	478,952
Toll Holdings Ltd.	1,200,500	6,105,904

		106,665,661

Austria — 0.7%
OMV AG	254,600	12,185,354
Voestalpine AG	138,300	6,645,937

		18,831,291

Belgium — 1.0%
AGFA-Gevaert NV*(g)	624,500	1,512,065
Anheuser-Busch InBev NV	135,226	14,379,481
Delhaize Group SA	160,900	9,572,304

		25,463,850

Brazil — 0.5%
Embraer SA, ADR	186,130	5,989,663
Natura Cosmeticos SA	355,900	6,240,790

		12,230,453

Canada — 1.5%
Canadian National Railway Co.	220,672	12,580,745
Lululemon Athletica, Inc.*(a)	249,814	14,746,520
Potash Corp. of Saskatchewan, Inc.(a)	285,990	9,426,230

		36,753,495

China — 3.5%
Baidu, Inc., ADR*	155,139	27,596,125
China Mobile Ltd.	1,746,817	18,195,416
Industrial & Commercial Bank of China Ltd. (Class H Stock)	31,376,481	21,276,724
Poly Property Group Co. Ltd.	5,582,000	2,991,513
Shougang Fushan Resources Group Ltd.	11,184,000	3,932,207
SINA Corp.*	86,500	7,287,625
Sinopharm Group Co. Ltd. (Class H Stock)	2,976,743	8,564,007

		89,843,617

COMMON STOCKS (continued)	Shares	Value (Note 2)
Denmark — 1.5%
A.P. Moeller-Maersk A/S (Class B Stock)	800	$8,657,563
Novo Nordisk A/S (Class B Stock)	154,313	28,285,855

		36,943,418

Finland — 0.6%
Kone OYJ (Class B Stock)	219,654	9,906,128
Tieto OYJ(g)	171,222	3,877,912

		13,784,040

France — 9.4%
Air Liquide SA	119,406	16,900,047
Alstom SA	146,400	5,338,723
Arkema SA	38,800	4,530,233
AXA SA	408,500	11,375,797
BNP Paribas SA	158,900	12,395,407
Cie Generale des Etablissements Michelin (Class B Stock)	219,792	23,386,121
Ciments Francais SA(g)	33,100	2,517,676
CNP Assurances SA	352,600	7,230,494
Credit Agricole SA*	579,800	7,432,445
Electricite de France SA	292,500	10,347,854
LVMH Moet Hennessy Louis Vuitton SA	153,057	27,962,715
Publicis Groupe SA	247,200	22,649,857
Renault SA	95,000	7,645,288
Sanofi	86,700	9,259,155
SCOR SE	193,000	7,059,294
Societe Generale SA	122,500	7,123,463
Thales SA	241,700	15,576,069
Total SA	296,400	18,192,941
Valeo SA	113,400	12,567,191
Vivendi SA	394,000	10,392,738

		239,883,508

Germany — 8.7%
Adidas AG	183,595	23,411,739
Allianz SE	78,000	14,034,260
Aurubis AG	42,600	2,599,554
BASF SE	64,200	6,852,344
Bayer AG	50,800	7,132,888
Continental AG	33,700	7,403,563
Daimler AG	205,000	17,790,890
Deutsche Bank AG	537,232	25,809,487
DMG MORI SEIKI AG	198,700	6,340,883
E.ON SE	325,700	6,021,534
Freenet AG*	319,300	9,593,719
Fresenius Medical Care AG & Co. KGaA	303,244	21,629,201
Hannover Rueck SE	104,000	8,940,998
Lanxess AG	53,400	3,568,165
Metro AG	101,900	4,940,116
Muenchener Rueckversicherungs AG	38,700	8,536,091
OSRAM Licht AG*	6,970	393,135
Rheinmetall AG	139,700	8,618,761
RWE AG	173,200	6,345,904
SAP AG	134,985	11,706,166
Stada Arzneimittel AG	84,100	4,163,801
Volkswagen AG	60,300	16,372,591

		222,205,790

Hong Kong — 2.9%
AIA Group Ltd.	4,484,158	22,570,955
Cheung Kong Holdings Ltd.	386,000	6,106,820

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hong Kong (continued)
Dah Sing Financial Holdings Ltd.	482,400	$2,767,800
First Pacific Co. Ltd.	4,043,000	4,609,796
Hong Kong Exchanges & Clearing Ltd.	1,132,382	18,928,145
Huabao International Holdings Ltd.	5,836,000	3,235,479
Kingboard Chemical Holdings Ltd.	1,516,800	3,969,950
Sands China Ltd.	503,401	4,125,540
Yue Yuen Industrial Holdings Ltd.	2,331,500	7,795,889

		74,110,374

Ireland — 0.2%
Permanent TSB Group Holdings PLC*	206,800	12,802
Smurfit Kappa Group PLC	247,300	6,069,038

		6,081,840

Israel — 0.6%
Bank Hapoalim BM	811,200	4,545,231
Elbit Systems Ltd., (NASDAQ GS)	400	24,292
Elbit Systems Ltd., (TASE)(g)	110,800	6,692,014
Teva Pharmaceutical Industries Ltd.	120,100	4,805,369

		16,066,906

Italy — 2.0%
Banco Popolare Scarl*	87,100	166,807
Danieli & C Officine Meccaniche SpA(g)	128,200	4,377,939
Enel SpA	1,823,700	7,957,559
Eni SpA	407,000	9,834,647
Finmeccanica SpA*	840,600	6,380,628
Intesa Sanpaolo SpA	3,827,572	9,414,721
Saipem SpA	400,602	8,591,202
Telecom Italia SpA	4,892,900	4,879,007

		51,602,510

Japan — 19.3%
Aoyama Trading Co. Ltd.	144,900	3,918,716
Aozora Bank Ltd.	2,320,000	6,574,622
Asahi Kasei Corp.	644,000	5,051,418
Autobacs Seven Co. Ltd.	300,000	4,672,877
Bank of Yokohama Ltd. (The)	915,000	5,104,995
Bridgestone Corp.	477,556	18,093,117
Calsonic Kansei Corp.	840,000	4,340,552
Central Japan Railway Co.	55,000	6,481,867
Coca-Cola West Co. Ltd.	151,300	3,204,509
Daihatsu Motor Co. Ltd.	374,000	6,344,072
FANUC Corp.	83,207	15,246,906
Fukuoka Financial Group, Inc.	814,000	3,573,012
Fuyo General Lease Co. Ltd.(g)	116,500	4,557,827
Heiwa Corp.	176,300	2,853,974
Hitachi Capital Corp.	149,900	4,372,454
Hogy Medical Co. Ltd.	33,100	1,743,033
Idemitsu Kosan Co. Ltd.	291,600	6,638,475
Japan Exchange Group, Inc.	168,450	4,788,004
Japan Tobacco, Inc.	400,742	13,039,647
JX Holdings, Inc.	425,200	2,189,545
KDDI Corp.	205,500	12,661,938
Keihin Corp.	112,300	1,743,644
Keiyo Bank Ltd. (The)(g)	756,000	3,640,016
Komatsu Ltd.	686,767	14,100,212
Kubota Corp.	817,979	13,568,006
KYORIN Holdings, Inc.	156,900	3,361,737
Kyowa Exeo Corp.	426,900	5,645,444
Marubeni Corp.	1,142,000	8,221,343

COMMON STOCKS (continued)	Shares	Value (Note 2)
Japan (continued)
Mitsubishi Corp.	418,200	$8,028,571
Mitsubishi Estate Co. Ltd.	407,581	12,197,287
Mitsubishi UFJ Financial Group, Inc.	6,694,817	44,449,546
Mitsui & Co. Ltd.	880,400	12,273,780
Mizuho Financial Group, Inc.	4,462,300	9,687,794
Morinaga Milk Industry Co. Ltd.(g)	901,000	2,672,026
Namco Bandai Holdings, Inc.	275,400	6,114,565
Nichii Gakkan Co.	285,400	2,288,867
Nippon Telegraph & Telephone Corp.	242,000	13,034,217
Nishi-Nippon City Bank Ltd. (The)	1,487,000	4,005,893
Nissan Motor Co. Ltd.	728,300	6,103,160
NOF Corp.	689,000	4,904,917
NTT DoCoMo, Inc.	660,000	10,867,748
Otsuka Holdings Co. Ltd.	222,800	6,433,111
Rengo Co. Ltd.	644,000	3,876,084
Resona Holdings, Inc.	2,127,300	10,854,481
Sankyu, Inc.	812,000	3,168,690
Seino Holdings Co. Ltd.	615,000	6,472,057
Shimachu Co. Ltd.	218,000	5,161,504
Shizuoka Gas Co. Ltd.(g)	383,800	2,283,583
Softbank Corp.	240,693	21,120,995
Sumitomo Corp.	633,700	7,964,425
Sumitomo Metal Mining Co. Ltd.	180,800	2,369,074
Sumitomo Mitsui Financial Group, Inc.	235,200	12,231,196
Sumitomo Mitsui Trust Holdings, Inc.	4,215,616	22,305,731
Toagosei Co. Ltd.(g)	1,249,000	5,345,861
Toho Holdings Co. Ltd.	176,300	2,830,013
Toppan Forms Co. Ltd.(g)	291,200	2,671,536
Toyota Motor Corp.	481,869	29,382,005
Tsumura & Co.	134,900	3,574,834
Tsuruha Holdings, Inc.	37,700	3,461,570
UNY Group Holdings Co. Ltd.	659,500	4,045,707
West Japan Railway Co.	156,300	6,772,238
Yokohama Rubber Co. Ltd. (The)	649,000	6,381,952

		491,066,980

Mexico — 0.3%
Wal-Mart de Mexico SAB de CV (Class V Stock)	2,450,390	6,429,775

Netherlands — 3.6%
Aegon NV	723,500	6,856,295
ASML Holding NV	143,766	13,465,419
ING Groep NV, CVA*	1,610,651	22,498,521
Koninklijke Ahold NV	777,400	13,970,818
Royal Dutch Shell PLC (Class B Stock)	882,800	33,299,546

		90,090,599

New Zealand — 0.1%
Air New Zealand Ltd.	1,857,800	2,508,743

Norway — 1.3%
DNB ASA	358,100	6,427,236
Olsen Fred Energy ASA	116,565	4,756,498
Statoil ASA	371,500	9,033,585
Vard Holdings Ltd.*	4,553,000	2,951,796
Yara International ASA	208,000	8,970,669

		32,139,784

Portugal — 0.3%
EDP - Energias de Portugal SA	1,687,400	6,198,002

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Russia — 0.6%
Yandex NV (Class A Stock)*(a)	337,644	$14,569,339
Singapore — 0.5%
DBS Group Holdings Ltd.	564,200	7,667,347
Golden Agri-Resources Ltd.	8,877,000	3,842,852
Hong Leong Asia Ltd.(g)	1,721,000	1,822,996

		13,333,195

South Korea — 0.6%
Samsung Electronics Co. Ltd.	12,360	16,105,665

Spain — 1.9%
ACS Actividades de Construccion y Servicios SA	36,177	1,247,079
Amadeus IT Holding SA (Class A Stock)	213,664	9,152,397
Banco Bilbao Vizcaya Argentaria SA	770,857	9,535,956
Banco Santander SA	779,900	7,013,277
Gas Natural SDG SA	482,650	12,423,136
Repsol SA	364,500	9,197,506

		48,569,351

Sweden — 2.3%
Boliden AB	307,300	4,711,388
Hennes & Mauritz AB (Class B Stock)	387,399	17,842,233
NCC AB (Class B Stock)	113,500	3,706,922
Nordea Bank AB	700,400	9,443,352
Oriflame Cosmetics SA, SDR(a)	96,500	2,966,748
Swedbank AB (Class A Stock)	363,900	10,250,813
TeliaSonera AB	1,251,800	10,440,522

		59,361,978

Switzerland — 7.9%
Baloise Holding AG	89,900	11,463,519
Bucher Industries AG(g)	22,800	6,625,434
Credit Suisse Group AG*	367,346	11,337,539
Forbo Holding AG*	1,143	976,365
Georg Fischer AG*	10,800	7,603,565
Helvetia Holding AG	11,600	5,823,415
Julius Baer Group Ltd.*	278,062	13,362,554
Lonza Group AG*	53,000	5,036,759
Nestle SA	220,066	16,128,651
Novartis AG	467,971	37,507,584
Pargesa Holding SA	45,600	3,672,810
Roche Holding AG	94,525	26,478,936
Swiss Life Holding AG*	42,500	8,835,741
Swiss Re AG*	181,800	16,759,861
Syngenta AG	37,291	14,867,815
Zurich Insurance Group AG*	48,400	14,039,104

		200,519,652

Taiwan — 0.2%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	316,700	5,523,248

United Kingdom — 18.5%
Alent PLC(g)	419,900	2,468,446
AMEC PLC	346,200	6,250,601
ARM Holdings PLC	423,192	7,694,888
AstraZeneca PLC	447,100	26,525,214
Aviva PLC	935,300	6,997,439
BAE Systems PLC	1,995,000	14,393,587
Barclays PLC	2,193,700	9,919,703
Beazley PLC(g)	1,403,454	6,335,653

COMMON STOCKS (continued)	Shares	Value (Note 2)
United Kingdom (continued)
Berendsen PLC	64,670	$1,003,721
BP PLC	3,226,200	26,145,624
British American Tobacco PLC	148,566	7,974,188
BT Group PLC	2,041,300	12,872,379
Burberry Group PLC	477,186	12,022,906
Cable & Wireless Communications PLC	2,973,600	2,774,649
Carillion PLC	876,800	4,807,176
Carnival PLC	361,108	14,949,250
Centrica PLC	1,668,200	9,619,932
Dairy Crest Group PLC	336,900	3,012,618
Darty PLC(g)	1,314,300	2,575,813
Debenhams PLC	3,256,300	3,944,670
easyJet PLC	72,362	1,844,301
Experian PLC	461,300	8,521,342
GlaxoSmithKline PLC	198,300	5,298,104
Go-Ahead Group PLC(g)	148,200	4,325,025
HSBC Holdings PLC, (XHKG)	1,511,825	16,480,885
HSBC Holdings PLC, (XLON)	1,104,200	12,117,721
Intermediate Capital Group PLC(g)	1,231,800	8,588,833
J Sainsbury PLC	1,907,300	11,543,470
Kazakhmys PLC	205,700	746,310
Kingfisher PLC	3,560,645	22,731,418
Legal & General Group PLC	1,571,800	5,810,124
Liberty Global PLC (Class A Stock)*(a)	170,400	15,163,896
Marston’s PLC	1,332,800	3,174,765
Micro Focus International PLC	237,138	3,018,786
Mondi PLC	195,600	3,395,342
Old Mutual PLC	1,561,200	4,898,458
Pace PLC(g)	1,536,215	8,111,519
Pearson PLC	517,011	11,527,244
Premier Foods PLC*	85,414	176,803
Reckitt Benckiser Group PLC	289,989	23,035,646
Rolls-Royce Holdings PLC*	927,190	19,611,449
RSA Insurance Group PLC	2,876,800	4,354,168
SABMiller PLC	283,476	14,592,022
Standard Chartered PLC	876,609	19,800,025
Tesco PLC	2,537,100	14,089,442
Tullett Prebon PLC(g)	429,200	2,682,186
Vesuvius PLC	476,600	4,030,024
Vodafone Group PLC	2,528,000	9,953,274
WM Morrison Supermarkets PLC	2,617,400	11,330,298
WPP PLC	782,592	17,924,536

		471,165,873

United States — 2.1%
Accenture PLC (Class A Stock)	161,843	13,306,731
Boart Longyear Ltd.(a)	2,407,100	827,478
Schlumberger Ltd.	215,410	19,410,595
Yum! Brands, Inc.	260,594	19,703,512

		53,248,316

TOTAL COMMON STOCKS (cost $2,112,379,634)		2,469,133,047

PREFERRED STOCKS — 0.4%
Brazil — 0.4%
Itau Unibanco Holding SA, ADR (PRFC)	794,417	10,780,239

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

PREFERRED STOCKS (continued)	Shares	Value (Note 2)
United Kingdom
Rolls-Royce Holdings PLC (PRFC Class C)*(g)	79,738,340	$132,043

TOTAL PREFERRED STOCKS (cost $13,182,989)		10,912,282

RIGHTS*	Units
Spain
Repsol SA, expiring 01/09/14 (cost $244,306)	364,500	248,716

TOTAL LONG-TERM INVESTMENTS (cost $2,125,806,929)		2,480,294,045

SHORT-TERM INVESTMENT — 3.6%	Shares
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $92,916,158; includes $59,193,680 of cash collateral for securities on loan)(b)(w) (Note 4)	92,916,158	92,916,158

TOTAL INVESTMENTS — 101.1% (cost $2,218,723,087)		2,573,210,203
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (1.1)%		(28,791,686)

NET ASSETS — 100.0%		$2,544,418,517

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depositary Receipt
CVA	Certificate Van Aandelen (Bearer)
NASDAQ GS	National Association for Securities Dealers Global Markets, U.S.
PRFC	Preference Shares
SDR	Sweden Depositary Receipt
TASE	Tel Aviv Stock Exchange
XHKG	Hong Kong Stock Exchange
XLON	London Stock Exchange
AUD	Australian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $56,347,341; cash collateral of $59,193,680 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(g)	Indicates a security that has been deemed illiquid.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar, Expiring 01/02/14	Deutsche Bank	AUD	966	$859,275	$862,780	$3,505
British Pound, Expiring 02/18/14	State Street Bank	GBP	24,325	39,366,201	40,266,863	900,662
Japanese Yen, Expiring 01/06/14	State Street Bank	JPY	2,215,283	22,143,842	21,036,445	(1,107,397)

				$62,369,318	$62,166,088	$(203,230)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
British Pound, Expiring 01/02/14	Deutsche Bank	GBP	520	$859,275	$861,824	$(2,549)
Expiring 02/18/14	State Street Bank	GBP	24,325	37,681,531	40,266,863	(2,585,332)
Euro, Expiring 04/28/14	State Street Bank	EUR	44,083	60,859,230	60,645,823	213,407
Expiring 04/28/14	State Street Bank	EUR	18,587	25,096,556	25,569,939	(473,383)
Japanese Yen, Expiring 01/06/14	State Street Bank	JPY	10,539,562	106,285,230	100,084,232	6,200,998
Expiring 01/06/14	State Street Bank	JPY	1,956,973	18,620,638	18,583,519	37,119

				$249,402,460	$246,012,200	$3,390,260

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Argentina	$7,835,794	$—	$—
Australia	—	106,665,661	—
Austria	12,185,354	6,645,937	—
Belgium	1,512,065	23,951,785	—
Brazil	12,230,453	—	—
Canada	36,753,495	—	—
China	34,883,750	54,959,867	—
Denmark	28,285,855	8,657,563	—
Finland	—	13,784,040	—
France	2,517,676	237,365,832	—
Germany	393,135	221,812,655	—
Hong Kong	—	74,110,374	—
Ireland	12,802	6,069,038	—
Israel	24,292	16,042,614	—
Italy	—	51,602,510	—
Japan	—	491,066,980	—
Mexico	6,429,775	—	—
Netherlands	—	90,090,599	—
New Zealand	—	2,508,743	—
Norway	—	32,139,784	—
Portugal	—	6,198,002	—
Russia	14,569,339	—	—
Singapore	—	13,333,195	—
South Korea	—	16,105,665	—
Spain	—	48,569,351	—
Sweden	—	59,361,978	—
Switzerland	976,365	199,543,287	—
Taiwan	5,523,248	—	—
United Kingdom	25,175,931	445,989,942	—
United States	53,248,316	—	—
Preferred Stocks:
Brazil	10,780,239	—	—
United Kingdom	—	132,043	—
Rights — Spain	248,716	—	—
Affiliated Money Market Mutual Fund	92,916,158	—	—
Other Financial Instruments*
Foreign Forward Currency Contracts	—	3,187,030	—

Total	$346,502,758	$2,229,894,475	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

Fair Value of Level 2 investments at 12/31/12 was $1,856,150,007 which was a result of valuing investments using third-party vendor modeling tools. An amount of $41,994,111 was transferred from Level 2 into Level 1 at 12/31/13 as a result of using quoted prices in active market for such foreign securities. An amount of $5,034,402 was transferred from Level 1 into Level 2 at 12/31/13 as a result of fair valuing such foreign securities using third-party vendor modeling tools. Such fair values are used to reflect the impact of significant market movements between the time at which the Portfolio values its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows (unaudited):

Commercial Banks	12.8%
Insurance	6.8
Pharmaceuticals	6.5
Oil, Gas & Consumable Fuels	5.0
Affiliated Money Market Mutual Fund (2.3% represents investments purchased with collateral from securities on loan)	3.6
Machinery	3.4
Chemicals	3.4
Textiles, Apparel & Luxury Goods	3.4
Food & Staples Retailing	3.3
Automobiles	3.3
Wireless Telecommunication Services	3.2
Auto Components	2.9
Aerospace & Defense	2.7
Media	2.6
Diversified Financial Services	2.6
Capital Markets	2.4
Internet Software & Services	2.3
Specialty Retail	2.2
Diversified Telecommunication Services	2.1
Metals & Mining	1.9
Semiconductors & Semiconductor Equipment	1.7
Hotels, Restaurants & Leisure	1.6
Trading Companies & Distributors	1.6
Road & Rail	1.6
Energy Equipment & Services	1.5
Health Care Providers & Services	1.4
Real Estate Management & Development	1.3
Beverages	1.3
Food Products	1.1
IT Services	1.0
Electric Utilities	1.0
Household Products	0.9
Multi-Utilities	0.9

Construction & Engineering	0.8%
Tobacco	0.8
Software	0.6
Gas Utilities	0.6
Commercial Services & Supplies	0.5
Industrial Conglomerates	0.4
Containers & Packaging	0.4
Personal Products	0.4
Leisure Equipment & Products	0.4
Marine	0.3
Multiline Retail	0.3
Professional Services	0.3
Communications Equipment	0.3
Air Freight & Logistics	0.2
Electrical Equipment	0.2
Life Sciences Tools & Services	0.2
Consumer Finance	0.2
Airlines	0.2
Electronic Equipment, Instruments & Components	0.2
Paper & Forest Products	0.1
Construction Materials	0.1
Distributors	0.1
Health Care Equipment & Supplies	0.1
Health Care Technology	0.1

101.1
Liabilities in excess of other assets	(1.1)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	$7,355,691	Unrealized depreciation on foreign currency forward contracts	$4,168,661
Equity contracts	Unaffiliated investments	248,716	—	—

Total		$7,604,407		$4,168,661

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Forward Currency Contracts(2)	Total
Foreign exchange contracts	$—	$1,410,227	$1,410,227
Equity contracts	(678,128)	—	(678,128)

Total	$(678,128)	$1,410,227	$732,099

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(3)	Forward Currency Contracts(4)	Total
Foreign exchange contracts	$—	$3,851,692	$3,851,692
Equity contracts	11,303	—	11,303

Total	$11,303	$3,851,692	$3,862,995

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2013, the Portfolio’s average value at settlement date payable for forward foreign currency exchange purchase contracts was $67,160,65 and the average value at settlement date receivable for foreign currency exchange sale contracts was $209,290,086.

The Portfolio invested in financial instruments and derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument and derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$56,347,341	$—	$—	$56,347,341
Over-the-counter derivatives*	7,355,691	—	—	7,355,691

				63,703,032

Liabilities:
Over-the-counter derivatives*	(4,168,661)	—	—	(4,168,661)

Collateral Amount Pledged/(Received):
Securities on loan				(56,347,341)
Over-the-counter derivatives				—

Net Amount				$3,187,030

*	Over-the-counter derivatives may consist of forward foreign currency exchange contracts, options contracts and swap agreements. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation) by counterparty, see the Schedule of Investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST INTERNATIONAL VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $56,347,341:
Unaffiliated investments (cost $2,125,806,929)	$2,480,294,045
Affiliated investments (cost $92,916,158)	92,916,158
Cash	33,496
Foreign currency, at value (cost $17,814,355)	17,866,576
Tax reclaim receivable	9,711,331
Unrealized appreciation on foreign currency forward contracts	7,355,691
Receivable for investments sold	3,979,892
Dividends receivable	2,480,016
Receivable for fund share sold	634,346
Prepaid expenses	18,853

Total Assets	2,615,290,404

LIABILITIES:
Payable to broker for collateral for securities on loan	59,193,680
Unrealized depreciation on foreign currency forward contracts	4,168,661
Payable for investments purchased	4,013,807
Payable for fund share repurchased	2,312,008
Advisory fees payable	930,067
Accrued expenses and other liabilities	218,461
Distribution fee payable	34,786
Affiliated transfer agent fee payable	417

Total Liabilities	70,871,887

NET ASSETS	$2,544,418,517

Net assets were comprised of:
Paid-in capital	$2,175,986,311
Retained earnings	368,432,206

Net assets, December 31, 2013	$2,544,418,517

Net asset value and redemption price per share, $2,544,418,517 / 138,647,008 outstanding shares of beneficial interest	$18.35

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Unaffiliated dividend income (net of $5,650,362 foreign withholding tax)	$68,747,854
Affiliated income from securities lending, net	294,380
Affiliated dividend income	110,243

69,152,477

EXPENSES
Advisory fees	23,475,069
Distribution fee (Note 4)	2,057,522
Custodian and accounting fees	714,000
Shareholder servicing fees and expenses (Note 4)	359,121
Commitment fee on syndicated credit agreement	48,000
Trustees’ fees	32,000
Audit fee	26,000
Insurance expenses	25,000
Legal fees and expenses	17,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Shareholders’ reports	8,000
Loan interest expense (Note 7)	7,089
Miscellaneous	56,818

Total expenses	26,834,619
Less: shareholder servicing fee waiver	(115,772)

Net expenses	26,718,847

NET INVESTMENT INCOME	42,433,630

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	114,213,638
Foreign currency transactions	832,860

115,046,498

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes $32,933)	268,613,735
Foreign currencies	4,324,599

272,938,334

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	387,984,832

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$430,418,462

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$42,433,630	$45,105,654
Net realized gain (loss) on investment and foreign currency transactions	115,046,498	(18,958,126)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	272,938,334	252,084,672

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	430,418,462	278,232,200

DISTRIBUTIONS	—	(47,033,538)

FUND SHARE TRANSACTIONS:
Fund share sold [38,122,965 and 73,769,844 shares, respectively]	620,439,854	1,057,406,949
Fund share issued in reinvestment of distributions [0 and 3,634,740 shares, respectively]	—	47,033,538
Fund share repurchased [45,291,025 and 53,326,447 shares, respectively]	(746,001,160)	(745,185,874)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(125,561,306)	359,254,613

CAPITAL CONTRIBUTIONS (NOTE 4)
Proceeds from regulatory settlement	—	621,794

TOTAL INCREASE IN NET ASSETS	304,857,156	591,075,069
NET ASSETS:
Beginning of year	2,239,561,361	1,648,486,292

End of year	$2,544,418,517	$2,239,561,361

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 97.0%
COMMON STOCKS — 94.6%	Shares	Value (Note 2)
Australia — 2.2%
BHP Billiton Ltd.	180,999	$6,170,768
Rio Tinto Ltd.	67,463	4,129,207

		10,299,975

Belgium — 1.4%
Anheuser-Busch InBev NV	59,800	6,358,932

Canada
Nortel Networks Corp.*(g)	2,492	20

China — 2.8%
China Construction Bank Corp. (Class H Stock)	4,269,000	3,232,110
CNOOC Ltd. (Class H Stock)	1,826,000	3,395,954
Industrial & Commercial Bank of China Ltd. (Class H Stock)	4,807,145	3,259,776
Ping An Insurance (Group) Co. of China Ltd. (Class H Stock)	348,000	3,126,478

		13,014,318

Denmark — 0.8%
Novo Nordisk A/S (Class B Stock)	20,840	3,820,010

France — 12.4%
Accor SA	118,466	5,595,157
AXA SA	235,488	6,557,806
BNP Paribas SA	71,193	5,553,595
Essilor International SA	24,520	2,609,120
Groupe FNAC SA*	2,850	93,471
Imerys SA	33,302	2,898,880
Kering	22,142	4,680,406
Lafarge SA	60,244	4,521,927
LVMH Moet Hennessy Louis Vuitton SA	24,751	4,521,879
Pernod-Ricard SA	27,507	3,133,918
Sanofi	75,473	8,060,164
Schneider Electric SA	46,256	4,035,460
Technip SA	56,570	5,445,488

		57,707,271

Germany — 7.1%
Allianz SE	36,590	6,583,507
Bayer AG	47,210	6,628,812
Fresenius Medical Care AG & Co. KGaA	35,430	2,527,082
Linde AG.	16,155	3,382,645
OSRAM Licht AG*	4,020	226,744
SAP AG	98,066	8,504,477
Siemens AG	40,202	5,512,465

		33,365,732

Hong Kong — 3.3%
Belle International Holdings Ltd.	932,000	1,082,763
Cheung Kong Holdings Ltd.	469,000	7,419,944
Hang Lung Properties Ltd.	1,014,000	3,214,267
Sands China Ltd.	449,600	3,684,622

		15,401,596

India — 0.5%
HDFC Bank Ltd., ADR	68,500	2,359,140

Indonesia — 0.3%
Astra International Tbk PT	2,373,500	1,329,288

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Israel — 0.7%
Teva Pharmaceutical Industries Ltd., ADR	78,820	$3,159,106

Japan — 17.4%
Astellas Pharma, Inc.	75,900	4,499,871
Canon, Inc.	82,250	2,624,465
Daikin Industries Ltd.	79,400	4,954,777
East Japan Railway Co.	56,700	4,516,598
FANUC Corp.	23,400	4,287,831
Honda Motor Co. Ltd.	170,400	7,033,623
Japan Tobacco, Inc.	174,900	5,691,029
Komatsu Ltd.	179,200	3,679,207
Kubota Corp.	349,000	5,788,943
Makita Corp.	77,500	4,075,931
Mitsubishi Corp.	192,200	3,689,840
Nidec Corp.	34,800	3,428,310
Nitto Denko Corp.	61,000	2,579,362
Shin-Etsu Chemical Co. Ltd.	60,500	3,538,602
SMC Corp.	20,623	5,205,009
Sumitomo Corp.	248,200	3,119,410
Toyota Motor Corp.	153,800	9,377,969
Yahoo! Japan Corp.	574,500	3,203,643

		81,294,420

Netherlands — 5.6%
Akzo Nobel NV	65,580	5,085,485
ASML Holding NV	14,852	1,391,069
ING Groep NV, CVA*	450,897	6,298,395
Royal Dutch Shell PLC (Class A Stock)	375,804	13,417,296

		26,192,245

South Korea — 1.5%
Hyundai Mobis*	7,600	2,115,870
Samsung Electronics Co. Ltd., GDR, RegS	7,790	5,063,666

		7,179,536

Sweden — 0.7%
Atlas Copco AB (Class A Stock)	122,500	3,401,342

Switzerland — 14.0%
ABB Ltd.*	173,597	4,589,907
Cie Financiere Richemont SA	36,790	3,675,228
Credit Suisse Group AG*	201,919	6,231,903
Glencore International PLC*	838,059	4,360,072
Holcim Ltd.*	43,434	3,247,328
Nestle SA	128,847	9,443,205
Novartis AG	120,852	9,686,213
Roche Holding AG	33,880	9,490,678
SGS SA	707	1,627,693
UBS AG*	349,691	6,695,657
Zurich Insurance Group AG*	21,140	6,131,956

		65,179,840

Taiwan — 0.6%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	169,904	2,963,126

United Kingdom — 23.3%
Aggreko PLC	82,400	2,336,928
Barclays PLC	1,645,900	7,442,603
BG Group PLC	497,386	10,702,985
BHP Billiton PLC	129,045	4,004,276
British American Tobacco PLC	100,927	5,417,194
Burberry Group PLC	190,866	4,808,951

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
United Kingdom (continued)
Centrica PLC	465,704	$2,685,554
HSBC Holdings PLC	1,133,791	12,359,816
Imperial Tobacco Group PLC	102,800	3,985,382
Marks & Spencer Group PLC	431,790	3,100,652
Meggitt PLC	297,090	2,601,166
Prudential PLC	296,992	6,636,026
Rio Tinto PLC	83,526	4,720,050
Standard Chartered PLC	387,578	8,754,250
Tesco PLC	702,203	3,899,589
Tullow Oil PLC	178,555	2,534,171
Unilever PLC	133,459	5,491,305
Vodafone Group PLC	2,627,060	10,343,294
WPP PLC	311,482	7,134,203

		108,958,395

TOTAL COMMON STOCKS (cost $362,464,534)		441,984,292

PREFERRED STOCKS — 2.4%
Germany
Henkel AG & Co. KGaA (PRFC)	34,615	4,023,476
Volkswagen AG (PRFC)	25,275	7,112,887

TOTAL PREFERRED STOCKS (cost $6,942,320)		11,136,363

TOTAL LONG-TERM INVESTMENTS (cost $369,406,854)		453,120,655

SHORT-TERM INVESTMENT — 3.1%	Shares	Value (Note 2)
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $14,539,140)(w)(Note 4)	14,539,140	$14,539,140

TOTAL INVESTMENTS — 100.1% (cost $383,945,994)		467,659,795
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%		(451,138)

NET ASSETS — 100.0%		$467,208,657

The following abbreviations are used in the Portfolio descriptions:

RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
ADR	American Depositary Receipt
CVA	Certificate Van Aandelen (Bearer)
GDR	Global Depositary Receipt
PRFC	Preference Shares

*	Non-income producing security.

(g)	Indicates a security that has been deemed illiquid.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Australia	$—	$10,299,975	$—
Belgium	—	6,358,932	—
Canada	20	—	—
China	—	13,014,318	—
Denmark	3,820,010	—	—
France	93,471	57,613,800	—
Germany	226,744	33,138,988	—
Hong Kong	—	15,401,596	—
India	2,359,140	—	—
Indonesia	—	1,329,288	—
Israel	3,159,106	—	—
Japan	—	81,294,420	—
Netherlands	—	26,192,245	—
South Korea	5,063,666	2,115,870	—
Sweden	—	3,401,342	—
Switzerland	—	65,179,840	—
Taiwan	2,963,126	—	—
United Kingdom	—	108,958,395	—
Preferred Stocks:
Germany	—	11,136,363	—
Affiliated Money Market Mutual Fund	14,539,140	—	—

Total	$32,224,423	$435,435,372	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows (unaudited):

Pharmaceuticals	9.7%
Commercial Banks	9.2
Oil, Gas & Consumable Fuels	6.4
Insurance	6.2
Machinery	5.7
Automobiles	5.3
Metals & Mining	5.0
Textiles, Apparel & Luxury Goods	3.8
Tobacco	3.2
Food Products	3.2
Chemicals	3.1
Affiliated Money Market Mutual Fund	3.1
Capital Markets	2.8
Electrical Equipment	2.6
Construction Materials	2.3
Real Estate Management & Development	2.3
Wireless Telecommunication Services	2.2
Beverages	2.0
Semiconductors & Semiconductor Equipment	2.0
Hotels, Restaurants & Leisure	2.0
Software	1.8

Media	1.5%
Trading Companies & Distributors	1.5
Diversified Financial Services	1.3
Industrial Conglomerates	1.2
Energy Equipment & Services	1.2
Building Products	1.1
Road & Rail	1.0
Household Products	0.9
Food & Staples Retailing	0.8
Internet Software & Services	0.7
Multiline Retail	0.7
Multi-Utilities	0.6
Office Electronics	0.6
Health Care Equipment & Supplies	0.6
Aerospace & Defense	0.6
Health Care Providers & Services	0.5
Commercial Services & Supplies	0.5
Auto Components	0.4
Professional Services	0.3
Specialty Retail	0.2

100.1
Liabilities in excess of other assets	(0.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value:
Unaffiliated investments (cost $369,406,854)	$453,120,655
Affiliated investments (cost $14,539,140)	14,539,140
Foreign currency, at value (cost $679,019)	689,205
Tax reclaim receivable	2,004,098
Dividends receivable	392,928
Receivable for fund share sold	328,778
Prepaid expenses	27,120

Total Assets	471,101,924

LIABILITIES:
Payable for investments purchased	3,655,965
Advisory fees payable	163,777
Accrued expenses and other liabilities	66,727
Distribution fee payable	6,381
Affiliated transfer agent fee payable	417

Total Liabilities	3,893,267

NET ASSETS	$467,208,657

Net assets were comprised of:
Paid-in capital	$380,565,499
Retained earnings	86,643,158

Net assets, December 31, 2013	$467,208,657

Net asset value and redemption price per share, $467,208,657 / 18,244,065 outstanding shares of beneficial interest	$25.61

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Unaffiliated dividend income (net of $994,416 foreign withholding tax)	$11,173,933
Affiliated dividend income	17,436
Affiliated income from securities lending, net	5,622

11,196,991

EXPENSES
Advisory fees	3,679,415
Distribution fee (Note 4)	363,178
Custodian and accounting fees	154,000
Shareholder servicing fees and expenses (Note 4)	62,006
Insurance expenses	33,000
Audit fee	24,000
Trustees’ fees	14,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Shareholders’ reports	8,000
Commitment fee on syndicated credit agreement	7,000
Loan interest expense (Note 7)	2,939
Miscellaneous	19,330

Total expenses	4,385,868
Less: shareholder servicing fee waiver	(3,360)

Net expenses	4,382,508

NET INVESTMENT INCOME	6,814,483

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	6,437,853
Foreign currency transactions	47,355

6,485,208

Net change in unrealized appreciation (depreciation) on:
Investments	45,692,493
Foreign currencies	78,168

45,770,661

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	52,255,869

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$59,070,352

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$6,814,483	$7,038,957
Net realized gain on investment and foreign currency transactions	6,485,208	1,854,059
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	45,770,661	54,153,843

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	59,070,352	63,046,859

DISTRIBUTIONS	—	(6,097,845)

FUND SHARE TRANSACTIONS:
Fund share sold [3,789,999 and 7,628,243 shares, respectively].	89,247,056	152,986,014
Fund share issued in reinvestment of distributions [0 and 331,765 shares, respectively]	—	6,097,845
Fund share repurchased [3,215,774 and 5,264,753 shares, respectively]	(73,431,104)	(103,787,489)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	15,815,952	55,296,370

CAPITAL CONTRIBUTIONS (NOTE 4)
Proceeds from regulatory settlement	—	1,330,690

TOTAL INCREASE IN NET ASSETS	74,886,304	113,576,074
NET ASSETS:
Beginning of year	392,322,353	278,746,279

End of year	$467,208,657	$392,322,353

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST JENNISON LARGE-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 99.5%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 6.1%
Boeing Co. (The)	120,396	$16,432,850
Precision Castparts Corp.	61,257	16,496,510
Rolls-Royce Holdings PLC (United Kingdom)*	230,888	4,883,625
United Technologies Corp.	104,254	11,864,105

		49,677,090

Automobiles — 0.8%
Tesla Motors, Inc.*(a)	42,683	6,418,670

Beverages — 1.0%
Diageo PLC (United Kingdom)	234,751	7,779,353

Biotechnology — 8.5%
Alexion Pharmaceuticals, Inc.*	97,703	13,000,361
Biogen Idec, Inc.*	71,112	19,893,582
Celgene Corp.*	72,804	12,300,964
Gilead Sciences, Inc.*	188,703	14,181,030
Vertex Pharmaceuticals, Inc.*	129,919	9,652,982

		69,028,919

Capital Markets — 2.3%
Goldman Sachs Group, Inc. (The)	72,412	12,835,751
Morgan Stanley	182,211	5,714,137

		18,549,888

Chemicals — 2.3%
Monsanto Co.	163,491	19,054,876

Computers & Peripherals — 3.8%
Apple, Inc.	55,364	31,065,294

Energy Equipment & Services — 1.7%
FMC Technologies, Inc.*	86,758	4,529,635
Schlumberger Ltd.	99,041	8,924,585

		13,454,220

Food & Staples Retailing — 3.3%
Costco Wholesale Corp.	119,677	14,242,760
Sprouts Farmers Market, Inc.*(a)	47,678	1,832,266
Whole Foods Market, Inc.	190,320	11,006,206

		27,081,232

Food Products — 2.2%
Mead Johnson Nutrition Co.	65,415	5,479,160
Mondelez International, Inc. (Class A Stock).	360,755	12,734,652

		18,213,812

Healthcare Equipment & Supplies — 1.4%
Abbott Laboratories	300,002	11,499,077

Healthcare Providers & Services — 1.0%
Express Scripts Holding Co.*	117,302	8,239,292

Hotels, Restaurants & Leisure — 3.4%
Chipotle Mexican Grill, Inc.*(a)	15,757	8,395,014
Dunkin’ Brands Group, Inc.	178,821	8,619,172
Starbucks Corp.	132,993	10,425,321

		27,439,507

Internet & Catalog Retail — 8.1%
Amazon.com, Inc.*	75,932	30,280,922
Netflix, Inc.*	24,506	9,022,374
priceline.com, Inc.*	19,546	22,720,270

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Internet & Catalog Retail (continued)
TripAdvisor, Inc.*(a)	48,278	$3,998,867

		66,022,433

Internet Software & Services — 9.5%
eBay, Inc.*	128,436	7,049,852
Facebook, Inc. (Class A Stock)*	294,713	16,109,013
Google, Inc. (Class A Stock)*	31,496	35,297,882
LinkedIn Corp. (Class A Stock)*	64,789	14,048,199
Twitter, Inc.*(a)	73,430	4,673,820

		77,178,766

IT Services — 6.5%
MasterCard, Inc. (Class A Stock)	40,187	33,574,631
Visa, Inc. (Class A Stock)	88,975	19,812,953

		53,387,584

Life Sciences Tools & Services — 1.7%
Illumina, Inc.*(a)	123,970	13,713,561

Media — 3.8%
Discovery Communications, Inc. (Class A Stock)*(a)	116,653	10,547,764
Twenty-First Century Fox, Inc. (Class A Stock)	141,068	4,962,772
Walt Disney Co. (The)	206,867	15,804,639

		31,315,175

Oil, Gas & Consumable Fuels — 2.4%
Concho Resources, Inc.*	94,347	10,189,476
EOG Resources, Inc.	55,536	9,321,162

		19,510,638

Personal Products — 1.4%
Estee Lauder Cos., Inc. (The) (Class A Stock)	150,090	11,304,779

Pharmaceuticals — 6.9%
Allergan, Inc.	124,061	13,780,696
Bristol-Myers Squibb Co.	308,609	16,402,568
Merck & Co., Inc.	96,628	4,836,231
Novo Nordisk A/S (Denmark), ADR	69,215	12,788,163
Perrigo Co. PLC	55,958	8,587,315

		56,394,973

Real Estate Investment Trusts (REITs) — 0.9%
American Tower Corp	92,105	7,351,821

Road & Rail — 2.3%
Canadian Pacific Railway Ltd. (Canada)	63,981	9,681,605
Union Pacific Corp.	54,100	9,088,800

		18,770,405

Semiconductors & Semiconductor Equipment — 0.9%
ARM Holdings PLC (United Kingdom), ADR	137,165	7,508,412

Software — 7.5%
Adobe Systems, Inc.*	134,171	8,034,159
FireEye, Inc.*(a)	40,674	1,773,793
Red Hat, Inc.*	184,370	10,332,095
Salesforce.com, Inc.*(a)	247,223	13,644,237
Splunk, Inc.*	121,884	8,369,774
Tableau Software, Inc. (Class A Stock)*	24,594	1,695,264
VMware, Inc. (Class A Stock)*(a)	113,459	10,178,407

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST JENNISON LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Software (continued)
Workday, Inc. (Class A Stock)*	82,885	$6,892,717

		60,920,446

Specialty Retail — 4.2%
Inditex SA (Spain)	96,697	15,965,815
O’Reilly Automotive, Inc.*(a)	17,439	2,244,574
TJX Cos., Inc.	255,701	16,295,825

		34,506,214

Textiles, Apparel & Luxury Goods — 5.6%
Michael Kors Holdings Ltd.*	96,492	7,834,185
NIKE, Inc. (Class B Stock)	198,174	15,584,403
Ralph Lauren Corp.	35,607	6,287,129
Swatch Group AG (The) (Switzerland), ADR	248,653	8,255,280
Under Armour, Inc. (Class A Stock)*(a)	85,749	7,485,888

		45,446,885

TOTAL LONG-TERM INVESTMENTS (cost $448,036,907)		810,833,322

SHORT-TERM INVESTMENT — 8.8%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $71,883,946; includes $66,156,414 of cash collateral received for securities on loan)(b)(w)(Note 4)	71,883,946	71,883,946

TOTAL INVESTMENTS — 108.3% (cost $519,920,853)		882,717,268
LIABILITIES IN EXCESS OF OTHER ASSETS — (8.3)%		(67,452,869)

NET ASSETS — 100.0%		$815,264,399

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $64,993,260; cash collateral of $66,156,414 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST JENNISON LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$782,204,529	$28,628,793	$—
Affiliated Money Market Mutual Fund	71,883,946	—	—

Total	$854,088,475	$28,628,793	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

Internet Software & Services	9.5%
Affiliated Money Market Mutual Fund (including 8.1% of collateral received for securities on loan)	8.8
Biotechnology	8.5
Internet & Catalog Retail	8.1
Software	7.5
Pharmaceuticals	6.9
IT Services	6.5
Aerospace & Defense	6.1
Textiles, Apparel & Luxury Goods	5.6
Specialty Retail	4.2
Media	3.8
Computers & Peripherals	3.8
Hotels, Restaurants & Leisure	3.4
Food & Staples Retailing	3.3
Oil, Gas & Consumable Fuels	2.4
Chemicals	2.3
Road & Rail	2.3

Capital Markets	2.3%
Food Products	2.2
Life Sciences Tools & Services	1.7
Energy Equipment & Services	1.7
Healthcare Equipment & Supplies	1.4
Personal Products	1.4
Healthcare Providers & Services	1.0
Beverages	1.0
Semiconductors & Semiconductor Equipment	0.9
Real Estate Investment Trusts (REITs)	0.9
Automobiles	0.8

108.3
Liabilities in excess of other assets	(8.3)

100.0%

The Portfolio invested in financial instruments during the reporting period that are either in accordance with the current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$64,993,260	$—	$—	$64,993,260
Collateral Amount Pledged/(Received):
Securities on loan				(64,993,260)

Net Amount				$—

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST JENNISON LARGE-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $64,993,260:
Unaffiliated investments (cost $448,036,907)	$810,833,322
Affiliated investments (cost $71,883,946)	71,883,946
Cash	6
Receivable for investments sold	6,322,800
Dividends	586,875
Receivable for fund share sold	346,554
Tax reclaim receivable	287,041
Prepaid expenses	6,636

Total Assets	890,267,180

LIABILITIES:
Payable to broker for collateral for securities on loan	66,156,414
Payable for investments purchased	4,166,033
Payable for fund share repurchased	4,011,340
Advisory fees payable	601,279
Accrued expenses and other liabilities	55,888
Distribution fee payable	11,410
Affiliated transfer agent fee payable	417

Total Liabilities	75,002,781

NET ASSETS	$815,264,399

Net assets were comprised of:
Paid-in capital	$202,675,294
Retained earnings	612,589,105

Net assets, December 31, 2013	$815,264,399

Net asset value and redemption price per share, $815,264,399 / 42,572,108 outstanding shares of beneficial interest	$19.15

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Unaffiliated dividend income (net of $155,192 foreign withholding tax)	$7,976,497
Affiliated income from securities lending, net	114,355
Affiliated dividend income	27,398

8,118,250

EXPENSES
Advisory fees	8,799,418
Distribution fee (Note 4)	783,910
Shareholder servicing fees and expenses (Note 4)	214,009
Custodian and accounting fees	121,000
Audit fee	20,000
Trustees’ fees	20,000
Insurance expenses	15,000
Legal fees and expenses	13,000
Commitment fee on syndicated credit agreement	12,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Shareholders’ reports	8,000
Loan interest expense (Note 7)	452
Miscellaneous	15,068

Total expenses	10,030,857
Less: shareholder servicing fee waiver	(57,727)

Net expenses	9,973,130

NET INVESTMENT LOSS	(1,854,880)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	290,211,033
Foreign currency transactions	(4,987)

290,206,046

Net change in unrealized appreciation (depreciation) on:
Investments	15,349,791
Foreign currencies	7,741

15,357,532

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	305,563,578

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$303,708,698

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$(1,854,880)	$245,391
Net realized gain on investment and foreign currency transactions	290,206,046	57,157,106
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	15,357,532	167,169,808

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	303,708,698	224,572,305

FUND SHARE TRANSACTIONS:
Fund share sold [10,770,830 and 54,433,935 shares, respectively]	164,849,752	740,795,384
Fund share repurchased [64,317,678 and 80,131,118 shares, respectively]	(1,001,424,161)	(1,100,430,190)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(836,574,409)	(359,634,806)

TOTAL DECREASE IN NET ASSETS	(532,865,711)	(135,062,501)
NET ASSETS:
Beginning of year	1,348,130,110	1,483,192,611

End of year	$815,264,399	$1,348,130,110

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST JENNISON LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 98.7%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 2.0%
Boeing Co. (The)	95,836	$13,080,656

Airlines — 2.2%
American Airlines Group, Inc.*(a)	193,464	4,884,965
United Continental Holdings, Inc.*	254,265	9,618,845

		14,503,810

Auto Components — 1.6%
Lear Corp.	133,737	10,828,685

Automobiles — 1.2%
General Motors Co.*	191,167	7,812,995

Capital Markets — 4.5%
Goldman Sachs Group, Inc. (The)	93,110	16,504,679
Morgan Stanley	415,592	13,032,965

		29,537,644

Commercial Banks — 4.9%
PNC Financial Services Group, Inc. (The)	171,167	13,279,136
Wells Fargo & Co.	420,162	19,075,355

		32,354,491

Communications Equipment — 1.2%
JDS Uniphase Corp.*	593,507	7,703,721

Computers & Peripherals — 1.0%
Apple, Inc.	12,134	6,808,509

Consumer Finance — 2.8%
Capital One Financial Corp.	110,343	8,453,377
SLM Corp.	368,473	9,683,470

		18,136,847

Diversified Financial Services — 6.9%
Citigroup, Inc.	295,570	15,402,153
ING US, Inc.	280,950	9,875,392
JPMorgan Chase & Co.	342,697	20,040,921

		45,318,466

Diversified Telecommunication Services — 2.9%
CenturyLink, Inc.	283,106	9,016,926
Vivendi SA (France)	375,461	9,903,725

		18,920,651

Electronic Equipment & Instruments — 2.3%
Flextronics International Ltd. (Singapore)*	1,922,371	14,936,823

Energy Equipment & Services — 1.4%
Halliburton Co.	181,623	9,217,367

Food & Staples Retailing — 1.7%
CVS Caremark Corp.	93,912	6,721,282
Wal-Mart Stores, Inc.	58,426	4,597,542

		11,318,824

Food Products — 3.3%
Bunge Ltd.	140,266	11,517,241
Mondelez International, Inc. (Class A Stock)	295,727	10,439,163

		21,956,404

Healthcare Providers & Services — 6.7%
CIGNA Corp.	107,754	9,426,320
Express Scripts Holding Co.*	194,784	13,681,628
HCA Holdings, Inc.*	263,262	12,560,230

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Healthcare Providers & Services (continued)
UnitedHealth Group, Inc.	114,414	$8,615,374

		44,283,552

Hotels, Restaurants & Leisure — 4.2%
Carnival Corp.	273,429	10,983,643
Hilton Worldwide Holdings, Inc.*	66,881	1,488,102
Hyatt Hotels Corp. (Class A Stock)*	139,066	6,878,204
International Game Technology	462,820	8,404,811

		27,754,760

Independent Power Producers & Energy Traders — 1.7%
Calpine Corp.*	588,412	11,479,918

Industrial Conglomerates — 1.0%
Siemens AG (Germany), ADR	49,101	6,800,980

Insurance — 5.0%
Axis Capital Holdings Ltd.	130,483	6,207,076
MetLife, Inc.	266,072	14,346,602
Travelers Cos., Inc. (The)	75,872	6,869,451
XL GROUP PLC (Ireland)	178,244	5,675,289

		33,098,418

Internet Software & Services — 1.9%
Google, Inc. (Class A Stock)*	11,229	12,584,453

Machinery — 1.4%
SPX Corp.	93,260	9,289,629

Media — 4.3%
Comcast Corp. (Class A Stock)	220,573	11,462,076
Liberty Global PLC (United Kingdom) (Class C Stock Stock)*	202,750	17,095,880

		28,557,956

Metals & Mining — 1.6%
Goldcorp, Inc. (Canada)	483,935	10,486,871

Multiline Retail — 0.7%
JC Penney Co., Inc.*(a)	472,817	4,326,276

Oil, Gas & Consumable Fuels — 12.5%
Anadarko Petroleum Corp.	120,012	9,519,352
Denbury Resources, Inc.*(a)	395,824	6,503,388
EOG Resources, Inc.	63,900	10,724,976
Marathon Oil Corp.	358,272	12,647,002
Marathon Petroleum Corp.	37,467	3,436,848
Noble Energy, Inc.	185,907	12,662,126
Occidental Petroleum Corp.	96,685	9,194,744
Suncor Energy, Inc. (Canada)	252,000	8,832,600
Williams Cos., Inc. (The)	225,207	8,686,234

		82,207,270

Personal Products — 1.4%
Avon Products, Inc.	514,338	8,856,900

Pharmaceuticals — 10.2%
Actavis PLC*	69,765	11,720,520
Bayer AG (Germany), ADR	63,546	9,023,532
Merck & Co., Inc.	128,746	6,443,737
Mylan, Inc.*	321,557	13,955,574
Sanofi (France), ADR	229,860	12,327,392
Shire PLC (Ireland), ADR	60,316	8,522,048
Teva Pharmaceutical Industries Ltd. (Israel), ADR	124,254	4,980,100

		66,972,903

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST JENNISON LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Road & Rail — 3.3%
Hertz Global Holdings, Inc.*	437,998	$12,535,503
Union Pacific Corp.	55,632	9,346,176

		21,881,679

Semiconductors & Semiconductor Equipment — 0.8%
Intel Corp.	209,051	5,426,964

Software — 1.3%
Microsoft Corp.	232,091	8,687,166

Specialty Retail — 0.5%
Bed Bath & Beyond, Inc.*(a)	41,087	3,299,286

Wireless Telecommunication Services — 0.3%
NII Holdings, Inc.*	611,253	1,680,946

TOTAL LONG-TERM INVESTMENTS (cost $455,756,537)		650,111,820

SHORT-TERM INVESTMENT — 4.2%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $27,644,250; includes $12,785,610 of cash collateral received for securities on loan)(b)(w)(Note 4)	27,644,250	27,644,250

TOTAL INVESTMENTS — 102.9% (cost $483,400,787)		677,756,070
LIABILITIES IN EXCESS OF OTHER ASSETS —(2.9)%		(19,113,550)

NET ASSETS — 100.0%		$658,642,520

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $12,230,713; cash collateral of $12,785,610 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$640,208,095	$9,903,725	$—
Affiliated Money Market Mutual Fund	27,644,250	—	—

Total	$667,852,345	$9,903,725	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST JENNISON LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

Oil, Gas & Consumable Fuels	12.5%
Pharmaceuticals	10.2
Diversified Financial Services	6.9
Healthcare Providers & Services	6.7
Insurance	5.0
Commercial Banks	4.9
Capital Markets	4.5
Media	4.3
Hotels, Restaurants & Leisure	4.2
Affiliated Money Market Mutual Fund (1.9% represents investments purchased with collateral from securities on loan)	4.2
Food Products	3.3
Road & Rail	3.3
Diversified Telecommunication Services	2.9
Consumer Finance	2.8
Electronic Equipment & Instruments	2.3
Airlines	2.2

Aerospace & Defense	2.0%
Internet Software & Services	1.9
Independent Power Producers & Energy Traders	1.7
Food & Staples Retailing	1.7
Auto Components	1.6
Metals & Mining	1.6
Machinery	1.4
Energy Equipment & Services	1.4
Personal Products	1.4
Software	1.3
Automobiles	1.2
Communications Equipment	1.2
Computers & Peripherals	1.0
Industrial Conglomerates	1.0
Semiconductors & Semiconductor Equipment	0.8
Multiline Retail	0.7
Specialty Retail	0.5
Wireless Telecommunication Services	0.3

102.9
Liabilities in excess of other assets	(2.9)

100.0%

The Portfolio invested in financial instruments during the reporting period that are either in accordance with the current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$12,230,713	$—	$—	$12,230,713
Collateral Amount Pledged/(Received):
Securities on loan				(12,230,713)

Net Amount				$—

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST JENNISON LARGE-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $12,230,713:
Unaffiliated investments (cost $455,756,537)	$650,111,820
Affiliated investments (cost $27,644,250)	27,644,250
Cash	3,229,326
Receivable for investments sold	1,790,683
Dividends and interest receivable	410,416
Tax reclaim receivable	410,017
Receivable for fund share sold	98,365
Prepaid expenses	5,713

Total Assets	683,700,590

LIABILITIES:
Payable to broker for collateral for securities on loan	12,785,610
Payable for investments purchased	11,769,933
Advisory fees payable	416,627
Accrued expenses and other liabilities	50,840
Payable for fund share repurchased	25,626
Distribution fee payable	9,017
Affiliated transfer agent fee payable	417

Total Liabilities	25,058,070

NET ASSETS	$658,642,520

Net assets were comprised of:
Paid-in capital	$228,330,332
Retained earnings	430,312,188

Net assets, December 31, 2013	$658,642,520

Net asset value and redemption price per share, $658,642,520 / 39,780,954 outstanding shares of beneficial interest	$16.56

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Unaffiliated dividend income (net of $549,903 foreign withholding tax)	$13,828,921
Affiliated income from securities lending, net	197,375
Affiliated dividend income	57,969

14,084,265

EXPENSES
Advisory fees	7,006,080
Distribution fee (Note 4)	726,715
Shareholder servicing fees and expenses (Note 4)	228,627
Custodian and accounting fees	98,000
Audit fee	20,000
Trustees’ fees	19,000
Commitment fee on syndicated credit agreement	13,000
Legal fees and expenses	11,000
Insurance expenses	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Shareholders’ reports	7,000
Miscellaneous	14,600

Total expenses	8,162,022
Less: advisory fee waivers and/or expense reimbursement	(193,983)
Less: shareholder servicing fee waiver	(63,574)

Net expenses	7,904,465

NET INVESTMENT INCOME	6,179,800

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	261,044,030
Foreign currency transactions	18,686

261,062,716

Net change in unrealized appreciation (depreciation) on:
Investments	20,940,999
Foreign currencies	7,558

20,948,557

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	282,011,273

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$288,191,073

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$6,179,800	$10,912,484
Net realized gain (loss) on investment and foreign currency transactions	261,062,716	(25,329,196)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	20,948,557	151,369,578

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	288,191,073	136,952,866

DISTRIBUTIONS	—	(4,716,062)

FUND SHARE TRANSACTIONS:
Fund share sold [12,223,099 and 78,449,868 shares, respectively]	172,262,509	926,170,778
Fund share issued in reinvestment of distributions [0 and 421,077 shares, respectively]	—	4,716,062
Fund share repurchased [86,592,649 and 34,760,230 shares, respectively]	(1,239,610,276)	(408,864,824)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(1,067,347,767)	522,022,016

TOTAL INCREASE (DECREASE) IN NET ASSETS	(779,156,694)	654,258,820
NET ASSETS:
Beginning of year	1,437,799,214	783,540,394

End of year	$658,642,520	$1,437,799,214

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 98.2%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 3.7%
Boeing Co. (The)	93,500	$12,761,815
Embraer SA (Brazil), ADR	157,400	5,065,132
Lockheed Martin Corp.	135,200	20,098,832
Northrop Grumman Corp.	86,600	9,925,226

		47,851,005

Auto Components — 4.1%
Johnson Controls, Inc.	623,400	31,980,420
Lear Corp.	154,000	12,469,380
Magna International, Inc. (Canada)(a)	120,000	9,847,200

		54,297,000

Capital Markets — 0.9%
Bank of New York Mellon Corp. (The)	324,200	11,327,548

Commercial Banks — 3.0%
BB&T Corp.	176,300	6,579,516
Wells Fargo & Co.	717,283	32,564,648

		39,144,164

Computers & Peripherals — 3.3%
Hewlett-Packard Co.	1,543,300	43,181,534

Consumer Finance — 2.6%
Capital One Financial Corp.	436,200	33,417,282

Diversified Financial Services — 11.3%
Bank of America Corp.	2,979,354	46,388,542
Citigroup, Inc.	898,560	46,823,961
JPMorgan Chase & Co.	933,300	54,579,384

		147,791,887

Electric Utilities — 5.1%
Edison International	178,600	8,269,180
Exelon Corp.	1,196,600	32,774,874
PPL Corp.	429,800	12,932,682
Southern Co. (The)	312,800	12,859,208

		66,835,944

Electronic Equipment, Instruments & Components — 3.9%
Corning, Inc.	2,104,800	37,507,536
TE Connectivity Ltd. (Switzerland)	240,825	13,271,866

		50,779,402

Food & Staples Retailing — 2.9%
Wal-Mart Stores, Inc.	487,100	38,329,899

Food Products — 1.2%
Kellogg Co.	156,600	9,563,562
Mondelez International, Inc. (Class A Stock)	186,300	6,576,390

		16,139,952

Health Care Equipment & Supplies — 1.0%
Zimmer Holdings, Inc.	139,500	13,000,005

Health Care Providers & Services — 5.6%
Humana, Inc.	126,800	13,088,296
UnitedHealth Group, Inc.	489,000	36,821,700
WellPoint, Inc.	253,200	23,393,148

		73,303,144

Independent Power Producers & Energy Traders — 1.7%
NRG Energy, Inc.	769,500	22,100,040

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance — 8.6%
Allstate Corp. (The)	597,900	$32,609,466
American International Group, Inc.	1,126,700	57,518,035
Unum Group	647,850	22,726,578

		112,854,079

IT Services — 1.5%
International Business Machines Corp.	106,300	19,938,691

Machinery — 4.9%
Cummins, Inc.	222,900	31,422,213
PACCAR, Inc.	330,300	19,543,851
Stanley Black & Decker, Inc.	156,700	12,644,123

		63,610,187

Media — 2.0%
Comcast Corp. (Special Class A Stock)	264,300	13,183,284
Interpublic Group of Cos., Inc. (The)	764,000	13,522,800

		26,706,084

Multiline Retail — 2.7%
Target Corp.	569,100	36,006,957

Multi-Utilities — 2.1%
Public Service Enterprise Group, Inc.	866,900	27,775,476

Oil, Gas & Consumable Fuels — 9.3%
Marathon Oil Corp.	409,100	14,441,230
Murphy Oil Corp.	401,100	26,023,368
Royal Dutch Shell PLC (Netherlands) (Class B Stock), ADR(a)	685,300	51,472,883
Total SA (France), ADR(a)	491,400	30,108,078

		122,045,559

Pharmaceuticals — 7.0%
AstraZeneca PLC (United Kingdom), ADR	274,500	16,297,065
Johnson & Johnson	332,200	30,426,198
Merck & Co., Inc.	131,600	6,586,580
Novartis AG (Switzerland), ADR	181,000	14,548,780
Sanofi (France), ADR	439,000	23,543,570

		91,402,193

Professional Services — 0.5%
ManpowerGroup, Inc.	75,600	6,491,016

Software — 5.8%
Microsoft Corp.	1,024,950	38,363,879
Oracle Corp.	969,400	37,089,244

		75,453,123

Wireless Telecommunication Services — 3.5%
Vodafone Group PLC (United Kingdom), ADR	1,163,000	45,717,530

TOTAL LONG-TERM INVESTMENTS (cost $985,264,017)		1,285,499,701

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

SHORT-TERM INVESTMENT — 5.2%	Shares	Value (Note 2)
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $68,383,160; includes $44,983,410 of cash collateral for securities on loan)(b)(w) (Note 4)	68,383,160	$68,383,160

TOTAL INVESTMENTS — 103.4% (cost $1,053,647,177)		1,353,882,861
LIABILITIES IN EXCESS OF OTHER ASSETS — (3.4)%		(44,174,578)

NET ASSETS — 100.0%		$1,309,708,283

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $44,166,642; cash collateral of $44,983,410 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,285,499,701	$—	$—
Affiliated Money Market Mutual Fund	68,383,160	—	—

Total	$1,353,882,861	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

Diversified Financial Services	11.3%
Oil, Gas & Consumable Fuels	9.3
Insurance	8.6
Pharmaceuticals	7.0
Software	5.8
Health Care Providers & Services	5.6
Affiliated Money Market Mutual Fund (3.4% represents investments purchased with collateral from securities on loan)	5.2
Electric Utilities	5.1
Machinery	4.9
Auto Components	4.1
Electronic Equipment, Instruments & Components	3.9
Aerospace & Defense	3.7
Wireless Telecommunication Services	3.5

Computers & Peripherals	3.3%
Commercial Banks	3.0
Food & Staples Retailing	2.9
Multiline Retail	2.7
Consumer Finance	2.6
Multi-Utilities	2.1
Media	2.0
Independent Power Producers & Energy Traders	1.7
IT Services	1.5
Food Products	1.2
Health Care Equipment & Supplies	1.0
Capital Markets	0.9
Professional Services	0.5

103.4
Liabilities in excess of other assets	(3.4)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in financial instruments during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$44,166,642	$ —	$ —	$44,166,642
Collateral Amount Pledged/(Received):
Securities on loan				(44,166,642)

Net Amount				$—

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST LARGE-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $44,166,642:
Unaffiliated investments (cost $985,264,017)	$1,285,499,701
Affiliated investments (cost $68,383,160)	68,383,160
Cash	4,260
Dividends and interest receivable	2,671,429
Tax reclaim receivable	983,399
Receivable for fund share sold	79,530
Prepaid expenses	12,879

Total Assets	1,357,634,358

LIABILITIES:
Payable to broker for collateral for securities on loan	44,983,410
Payable for fund share repurchased	2,395,658
Advisory fees payable	420,476
Accrued expenses and other liabilities	107,278
Distribution fee payable	18,029
Deferred trustees’ fees	807
Affiliated transfer agent fee payable	417

Total Liabilities	47,926,075

NET ASSETS	$1,309,708,283

Net assets were comprised of:
Paid-in capital	$1,104,943,137
Retained earnings	204,765,146

Net assets, December 31, 2013	$1,309,708,283

Net asset value and redemption price per share, $1,309,708,283 / 65,951,761 outstanding shares of beneficial interest	$19.86

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Unaffiliated dividend income (net of $716,403 foreign withholding tax)	$39,796,206
Affiliated income from securities lending, net	246,529
Affiliated dividend income	63,428
Interest income	21

40,106,184

EXPENSES
Advisory fees	12,223,482
Distribution fee (Note 4)	1,391,962
Shareholder servicing fees and expenses (Note 4)	294,521
Custodian and accounting fees	214,000
Audit fee	26,000
Trustees’ fees	23,000
Insurance expenses	19,000
Legal fees and expenses	13,000
Commitment fee on syndicated credit agreement	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Shareholders’ reports	7,000
Miscellaneous	17,345

Total expenses	14,248,310
Less: advisory fee waivers and/or expense reimbursement.	(884,020)
Less: shareholder servicing fee waiver	(89,932)

Net expenses	13,274,358

NET INVESTMENT INCOME.	26,831,826

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	330,606,996
Foreign currency transactions	(4,009)

330,602,987

Net change in unrealized appreciation (depreciation) on:
Investments	225,739,648
Foreign currencies	17,685

225,757,333

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES.	556,360,320

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$583,192,146

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$26,831,826	$34,536,963
Net realized gain on investment and foreign currency transactions	330,602,987	268,124,992
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	225,757,333	36,738,515

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	583,192,146	339,400,470

DISTRIBUTIONS	—	(52,618,390)

FUND SHARE TRANSACTIONS:
Fund share sold [16,023,011 and 72,201,352 shares, respectively]	267,464,390	971,324,373
Fund share issued in reinvestment of distributions [0 and 4,146,445 shares, respectively]	—	52,618,390
Fund share repurchased [81,632,691 and 152,699,439 shares, respectively]	(1,408,847,834)	(2,063,204,636)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(1,141,383,444)	(1,039,261,873)

TOTAL DECREASE IN NET ASSETS	(558,191,298)	(752,479,793)
NET ASSETS:
Beginning of year	1,867,899,581	2,620,379,374

End of year	$1,309,708,283	$1,867,899,581

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 99.9%
COMMON STOCKS	Shares	Value (Note 2)
Air Freight & Logistics — 7.1%
Expeditors International of Washington, Inc.	1,752,784	$77,560,692
United Parcel Service, Inc. (Class B Stock)	717,627	75,408,245

		152,968,937

Beverages — 7.3%
Coca-Cola Co. (The)	995,683	41,131,665
Diageo PLC (United Kingdom), ADR	57,487	7,612,429
Monster Beverage Corp.*	930,809	63,080,926
SABMiller PLC (United Kingdom), ADR	878,937	45,071,889

		156,896,909

Biotechnology — 2.3%
Amgen, Inc.	438,340	50,040,894

Capital Markets — 5.4%
Franklin Resources, Inc.	535,351	30,905,813
Greenhill & Co., Inc.	393,798	22,816,656
SEI Investments Co.	1,791,606	62,222,476

		115,944,945

Communications Equipment — 9.2%
Cisco Systems, Inc.	4,962,982	111,418,946
QUALCOMM, Inc.	1,172,573	87,063,545

		198,482,491

Consumer Finance — 3.1%
American Express Co.	742,773	67,391,794

Energy Equipment & Services — 3.1%
Schlumberger Ltd.	731,604	65,924,836

Food Products — 4.0%
Danone SA (France), ADR	6,006,622	87,216,151

Health Care Equipment & Supplies — 6.9%
Varian Medical Systems, Inc.*(a)	788,140	61,230,597
Zimmer Holdings, Inc.	932,506	86,900,234

		148,130,831

Household Products — 2.6%
Procter & Gamble Co. (The)	700,341	57,014,761

Internet & Catalog Retail — 6.8%
Amazon.com, Inc.*	367,050	146,375,870

Internet Software & Services — 11.9%
Facebook, Inc. (Class A Stock)*	1,924,229	105,178,357
Google, Inc. (Class A Stock)*	134,512	150,748,944

		255,927,301

IT Services — 6.6%
Automatic Data Processing, Inc.(a)	394,644	31,891,182
Visa, Inc. (Class A Stock)(a)	500,358	111,419,720

		143,310,902

Pharmaceuticals — 4.6%
Merck & Co., Inc.	661,060	33,086,053
Novartis AG (Switzerland), ADR	819,942	65,906,938

		98,992,991

Semiconductors & Semiconductor Equipment — 3.8%
Altera Corp.	157,947	5,138,016
Analog Devices, Inc.	188,888	9,620,066

COMMON STOCKS (continued)	Shares	Value (Note 2)
Semiconductors & Semiconductor Equipment (continued)
ARM Holdings PLC (United Kingdom), ADR(a)	1,231,327	$67,402,840

		82,160,922

Software — 11.5%
Autodesk, Inc.*	1,227,204	61,765,177
FactSet Research Systems, Inc.(a)	390,220	42,370,088
Microsoft Corp.	1,279,521	47,892,471
Oracle Corp.	2,501,012	95,688,719

		247,716,455

Specialty Retail — 3.7%
Lowe’s Cos., Inc.	1,595,947	79,079,174

TOTAL COMMON STOCKS (cost $1,831,329,237)		2,153,576,164

SHORT-TERM INVESTMENT — 9.6%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $207,940,476; includes $187,046,224 of cash collateral for securities on loan)(b)(w)(Note 4)	207,940,476	207,940,476

TOTAL INVESTMENTS — 109.5% (cost $2,039,269,713)		2,361,516,640
LIABILITIES IN EXCESS OF OTHER ASSETS — (9.5)%		(204,630,691)

NET ASSETS — 100.0%		$2,156,885,949

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $184,095,565; cash collateral of $187,046,224 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$2,153,576,164	$—	$—
Affiliated Money Market Mutual Fund	207,940,476	—	—

Total	$2,361,516,640	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

Internet Software & Services	11.9%
Software	11.5
Affiliated Money Market Mutual Fund (8.7% represents investments purchased with collateral from securities on loan)	9.6
Communications Equipment	9.2
Beverages	7.3
Air Freight & Logistics	7.1
Health Care Equipment & Supplies	6.9
Internet & Catalog Retail	6.8
IT Services	6.6

Capital Markets	5.4%
Pharmaceuticals	4.6
Food Products	4.0
Semiconductors & Semiconductor Equipment	3.8
Specialty Retail	3.7
Consumer Finance	3.1
Energy Equipment & Services	3.1
Household Products	2.6
Biotechnology	2.3

109.5
Liabilities in excess of other assets	(9.5)

100.0%

The Portfolio invested in financial instruments during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreement that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$184,095,565	$ —	$ —	$184,095,565
Collateral Amount Pledged/(Received):
Securities on loan				(184,095,565)

Net Amount				$—

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $184,095,565:
Unaffiliated investments (cost $1,831,329,237)	$2,153,576,164
Affiliated investments (cost $207,940,476)	207,940,476
Cash	3,955
Dividends receivable	1,402,365
Tax reclaim receivable	177,431
Receivable for fund share sold	118,154
Prepaid expenses	31,697

Total Assets	2,363,250,242

LIABILITIES:
Payable to broker for collateral for securities on loan	187,046,224
Payable for fund share repurchased	18,563,705
Advisory fees payable	618,081
Accrued expenses and other liabilities	105,087
Distribution fee payable	29,987
Deferred trustees’ fees	792
Affiliated transfer agent fee payable	417

Total Liabilities	206,364,293

NET ASSETS	$2,156,885,949

Net assets were comprised of:
Paid-in capital	$875,211,240
Retained earnings	1,281,674,709

Net assets, December 31, 2013	$2,156,885,949

Net asset value and redemption price per share, $2,156,885,949 / 73,911,425 outstanding shares of beneficial interest	$29.18

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Unaffiliated dividend income (net of $346,072 foreign withholding tax)	$22,079,643
Affiliated income from securities lending, net	323,009
Affiliated dividend income	107,455

22,510,107

EXPENSES
Advisory fees	19,365,832
Distribution fee (Note 4)	1,841,187
Shareholder servicing fees and expenses (Note 4)	377,775
Custodian and accounting fees	275,000
Trustees’ fees	31,000
Insurance expenses	28,000
Audit fee	24,000
Legal fees and expenses	15,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Shareholders’ reports	8,000
Commitment fee on syndicated credit agreement	7,000
Loan interest expense (Note 7)	93
Miscellaneous	17,842

Total expenses	21,999,729
Less: advisory fee waivers and/or expense reimbursement	(586,273)
Less: shareholder servicing fee waiver	(123,233)

Net expenses	21,290,223

NET INVESTMENT INCOME	1,219,884

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	581,959,389
Foreign currency transactions	121,778

582,081,167

Net change in unrealized appreciation (depreciation) on:
Investments	122,229,059
Foreign currencies	15,578

122,244,637

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	704,325,804

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$705,545,688

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$1,219,884	$19,124,902
Net realized gain on investment and foreign currency transactions	582,081,167	374,714,372
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	122,244,637	(104,238,922)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	705,545,688	289,600,352

DISTRIBUTIONS	—	(10,725,982)

FUND SHARE TRANSACTIONS:
Fund share sold [9,592,981 and 39,540,741 shares, respectively]	230,351,463	829,036,825
Fund share issued in reinvestment of distributions [0 and 522,964 shares, respectively]	—	10,725,982
Fund share repurchased [47,698,002 and 52,249,489 shares, respectively]	(1,171,728,179)	(1,099,927,213)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(941,376,716)	(260,164,406)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(235,831,028)	18,709,964
NET ASSETS:
Beginning of year	2,392,716,977	2,374,007,013

End of year	$2,156,885,949	$2,392,716,977

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST MFS GLOBAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 98.5%
COMMON STOCKS — 97.8%	Shares	Value (Note 2)
Austria — 0.5%
Erste Group Bank AG	89,352	$3,114,860

Canada — 1.7%
Canadian National Railway Co.	182,388	10,399,764

Czech Republic — 0.2%
Komercni Banka A/S	5,443	1,214,063

Denmark — 1.0%
Carlsberg A/S (Class B Stock)	52,079	5,762,737

France — 7.9%
Air Liquide SA	22,144	3,134,136
Danone	127,042	9,165,089
Dassault Systemes SA	9,725	1,207,163
Legrand SA	131,390	7,241,259
LVMH Moet Hennessy Louis Vuitton SA	54,053	9,875,201
Pernod-Ricard SA	68,828	7,841,689
Schneider Electric SA	97,055	8,467,260

		46,931,797

Germany — 8.1%
Bayer AG	100,569	14,121,012
Brenntag AG	15,915	2,953,770
Deutsche Boerse AG	44,870	3,718,570
Linde AG	79,908	16,731,686
Merck KGaA	39,550	7,096,402
MTU Aero Engines AG	35,010	3,440,481

		48,061,921

India — 0.5%
ICICI Bank Ltd., ADR	77,040	2,863,577

Israel — 0.4%
Check Point Software Technologies Ltd.*(a)	37,010	2,387,885

Italy — 0.4%
Saipem SpA	109,328	2,344,619

Japan — 1.9%
Canon, Inc.	65,200	2,080,427
Hoya Corp.	185,600	5,161,887
INPEX Corp.	207,100	2,656,300
Lawson, Inc.	19,600	1,466,784

		11,365,398

Mexico — 0.3%
Grupo Financiero Banorte SAB de CV (Class O Stock)	277,600	1,942,445

Netherlands — 3.2%
Akzo Nobel NV	103,340	8,013,632
Heineken NV	163,589	11,056,466

		19,070,098

Peru — 0.2%
CrediCorp. Ltd.	9,279	1,231,602

Russia — 0.3%
Sberbank of Russia, ADR	140,422	1,765,104

South Korea — 0.7%
Samsung Electronics Co. Ltd.	3,258	4,245,328

Sweden — 1.0%
Svenska Cellulosa AB SCA (Class B Stock)	196,272	6,046,721

COMMON STOCKS (continued)	Shares	Value (Note 2)
Switzerland — 8.4%
Adecco SA*	50,870	$4,038,404
Cie Financiere Richemont SA	72,358	7,228,381
Julius Baer Group Ltd.*	88,512	4,253,535
Kuehne & Nagel International AG	8,350	1,097,519
Nestle SA	212,726	15,590,702
Roche Holding AG	15,279	4,280,049
Sonova Holding AG*	28,953	3,904,163
Swiss Re AG*	35,185	3,243,651
UBS AG*	314,397	6,019,871

		49,656,275

Thailand — 0.2%
Kasikornbank PCL	199,300	967,321

United Kingdom — 10.9%
British Sky Broadcasting Group PLC	198,560	2,775,131
Burberry Group PLC	121,296	3,056,105
Compass Group PLC	479,508	7,698,481
Delphi Automotive PLC	75,960	4,567,475
Diageo PLC	415,562	13,771,202
Reckitt Benckiser Group PLC	185,306	14,720,018
Standard Chartered PLC	294,692	6,656,227
Whitbread PLC	13,384	832,949
William Hill PLC	333,719	2,224,694
WPP PLC	367,121	8,408,562

		64,710,844

United States — 50.0%
3M Co.	84,700	11,879,175
Accenture PLC (Class A Stock)	148,841	12,237,707
Altera Corp.	81,040	2,636,231
American Express Co.	97,930	8,885,189
Amphenol Corp. (Class A Stock)	60,321	5,379,427
AutoZone, Inc.*(a)	9,995	4,777,010
Bank of New York Mellon Corp. (The)	279,533	9,766,883
Cisco Systems, Inc.	150,903	3,387,772
Colgate-Palmolive Co.	127,022	8,283,105
DENTSPLY International, Inc.	96,524	4,679,483
Dr. Pepper Snapple Group, Inc.	74,368	3,623,209
Franklin Resources, Inc.	104,806	6,050,450
Goldman Sachs Group, Inc. (The)	35,604	6,311,165
Harley-Davidson, Inc.	18,044	1,249,367
Honeywell International, Inc.	156,310	14,282,045
International Flavors & Fragrances, Inc.	64,560	5,550,869
Johnson & Johnson	42,073	3,853,466
McDonald’s Corp.	61,813	5,997,715
Medtronic, Inc.	122,061	7,005,081
Microchip Technology, Inc.(a)	90,924	4,068,849
National Oilwell Varco, Inc.	71,113	5,655,617
NIKE, Inc. (Class B Stock)	28,932	2,275,212
Omnicom Group, Inc.	80,632	5,996,602
Oracle Corp.	288,727	11,046,695
Praxair, Inc.	52,209	6,788,736
Procter & Gamble Co. (The)	24,850	2,023,039
Rockwell Automation, Inc.	13,373	1,580,154
Sally Beauty Holdings, Inc.*	151,950	4,593,449
Schlumberger Ltd.	98,724	8,896,020
St. Jude Medical, Inc.	159,366	9,872,724
State Street Corp.	170,352	12,502,133
Stryker Corp.	16,180	1,215,765
Target Corp.	61,393	3,884,335

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST MFS GLOBAL EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Thermo Fisher Scientific, Inc.(a)	128,166	$14,271,284
Time Warner Cable, Inc.	33,020	4,474,210
Time Warner, Inc.	141,780	9,884,902
United Parcel Service, Inc. (Class B Stock)	97,320	10,226,386
United Technologies Corp.	103,524	11,781,031
Viacom, Inc. (Class B Stock)	26,910	2,350,319
Visa, Inc. (Class A Stock)	58,503	13,027,448
Walgreen Co.	18,709	1,074,645
Walt Disney Co. (The)	244,318	18,665,895
Waters Corp.*	51,131	5,113,100

		297,103,899

TOTAL COMMON STOCKS (cost $441,452,427)		581,186,258

PREFERRED STOCK — 0.7%
Brazil
Itau Unibanco Holding SA, ADR (PRFC) (cost $4,229,417)	293,294	3,980,000

TOTAL LONG-TERM INVESTMENTS (cost $445,681,844)		585,166,258

SHORT-TERM INVESTMENT — 6.3%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $37,786,300; includes $24,448,912 of cash collateralfor securities on loan)(b)(w)	37,786,300	37,786,300

TOTAL INVESTMENTS — 104.8% (cost $483,468,144)		$622,952,558
LIABILITIES IN EXCESS OF OTHER ASSETS — (4.8)%		(28,746,634)

NET ASSETS — 100.0%		$594,205,924

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depositary Receipt
PRFC	Preference Shares

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $24,042,093; cash collateral of $24,448,912 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios2-Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST MFS GLOBAL EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Austria	$—	$3,114,860	$—
Canada	10,399,764	—	—
Czech Republic	—	1,214,063	—
Denmark	—	5,762,737	—
France	1,207,163	45,724,634	—
Germany	—	48,061,921	—
India	2,863,577	—	—
Israel	2,387,885	—	—
Italy	—	2,344,619	—
Japan	—	11,365,398	—
Mexico	1,942,445	—	—
Netherlands	—	19,070,098	—
Peru	1,231,602	—	—
Russia	1,765,104	—	—
South Korea	—	4,245,328	—
Sweden	—	6,046,721	—
Switzerland	—	49,656,275	—
Thailand	—	967,321	—
United Kingdom	7,342,606	57,368,238	—
United States	297,103,899	—	—
Preferred Stock — Brazil	3,980,000	—	—
Affiliated Money Market Mutual Fund	37,786,300	—	—

Total	$368,010,345	$254,942,213	$—

Fair value of Level 2 investments at 12/31/12 was $164,495,291. An amount of $8,647,293 was transferred from Level 1 into Level 2 at 12/31/13 as a result of fair valuing such foreign securities using third party vendor modeling tools. Such fair values are used to reflect the impact of significant market movements between the time at which the fund normally values its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST MFS GLOBAL EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows (unaudited):

Media	8.8%
Capital Markets	7.6
Beverages	7.1
Chemicals	6.8
Affiliated Money Market Mutual Fund (4.1% represents investments purchased with collateral from securities on loan)	6.3
Household Products	5.2
Aerospace & Defense	5.0
Pharmaceuticals	4.9
Health Care Equipment & Supplies	4.5
IT Services	4.3
Food Products	4.2
Commercial Banks	4.0
Textiles, Apparel & Luxury Goods	3.8
Life Sciences Tools & Services	3.3
Electrical Equipment	2.9
Energy Equipment & Services	2.8
Hotels, Restaurants & Leisure	2.8
Software	2.5
Industrial Conglomerates	2.0

Semiconductors & Semiconductor Equipment	1.8%
Electronic Equipment, Instruments & Components	1.8
Road & Rail	1.7
Air Freight & Logistics	1.7
Specialty Retail	1.6
Consumer Finance	1.5
Auto Components	0.8
Professional Services	0.7
Multiline Retail	0.7
Diversified Financial Services	0.6
Communications Equipment	0.6
Insurance	0.5
Trading Companies & Distributors	0.5
Oil, Gas & Consumable Fuels	0.4
Food & Staples Retailing	0.4
Office Electronics	0.3
Automobiles	0.2
Marine	0.2

104.8
Liabilities in excess of other assets	(4.8)

100.0%

The Portfolio invested in financial instruments during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$24,042,093	$ —	$ —	$24,042,093
Collateral Amount Pledged/(Received):
Securities on loan				(24,042,093)

Net Amount				$—

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST MFS GLOBAL EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $24,042,093:
Unaffiliated investments (cost $445,681,844)	$585,166,258
Affiliated investments (cost $37,786,300)	37,786,300
Foreign currency, at value (cost $37)	37
Tax reclaim receivable	1,048,430
Receivable for fund share sold	801,320
Dividends receivable	648,188
Receivable for investments sold	216,181
Prepaid expenses	4,821

Total Assets	625,671,535

LIABILITIES:
Payable to broker for collateral for securities on loan	24,448,912
Payable for investments purchased	6,665,934
Advisory fees payable	251,010
Accrued expenses and other liabilities	79,274
Payable for fund share repurchased	11,011
Distribution fee payable	8,149
Payable to custodian	904
Affiliated transfer agent fee payable	417

Total Liabilities	31,465,611

NET ASSETS	$594,205,924

Net assets were comprised of:
Paid-in capital	$429,928,885
Retained earnings	164,277,039

Net assets, December 31, 2013	$594,205,924

Net asset value and redemption price per share, $594,205,924 / 39,222,790 outstanding shares of beneficial interest	$15.15

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Unaffiliated dividend income (net of $546,017 foreign withholding tax)	$9,205,438
Affiliated income from securities lending, net	26,823
Affiliated dividend income	13,847

9,246,108

EXPENSES
Advisory fees	4,700,296
Distribution fee (Note 4)	415,108
Custodian and accounting fees	167,000
Shareholder servicing fees and expenses (Note 4)	60,676
Audit fee	26,000
Trustees’ fees	14,000
Legal fees and expenses	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Shareholders’ reports	8,000
Commitment fee on syndicated credit agreement	6,000
Insurance expenses	5,000
Loan interest expense (Note 7)	1,388
Miscellaneous	14,641

Total expenses	5,436,109
Less: shareholder servicing fee waiver	(3,094)

Net expenses	5,433,015

NET INVESTMENT INCOME	3,813,093

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	14,968,960
Foreign currency transactions	(11,464)

14,957,496

Net change in unrealized appreciation (depreciation) on:
Investments	95,607,586
Foreign currencies	43,168

95,650,754

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	110,608,250

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$114,421,343

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$3,813,093	$3,203,363
Net realized gain on investment and foreign currency transactions	14,957,496	7,477,238
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	95,650,754	46,452,890

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	114,421,343	57,133,491

DISTRIBUTIONS	—	(3,147,012)

FUND SHARE TRANSACTIONS:
Fund share sold [12,212,971 and 15,548,209 shares, respectively]	164,041,849	167,955,110
Fund share issued in reinvestment of distributions [0 and 310,356 shares, respectively]	—	3,147,012
Fund share repurchased [3,662,430 and 7,137,954 shares, respectively]	(48,248,646)	(75,617,872)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	115,793,203	95,484,250

TOTAL INCREASE IN NET ASSETS	230,214,546	149,470,729
NET ASSETS:
Beginning of year	363,991,378	214,520,649

End of year	$594,205,924	$363,991,378

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST MFS GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 99.4%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 3.4%
Honeywell International, Inc.	166,438	$15,207,440
Precision Castparts Corp.	118,957	32,035,120

		47,242,560

Air Freight & Logistics — 0.7%
Expeditors International of Washington, Inc.	201,270	8,906,198

Beverages — 1.3%
Constellation Brands, Inc. (Class A Stock)*	63,420	4,463,500
Diageo PLC (United Kingdom)	241,926	8,017,123
Pernod-Ricard SA (France)	51,004	5,810,971

		18,291,594

Biotechnology — 6.5%
Alexion Pharmaceuticals, Inc.*	119,409	15,888,562
Biogen Idec, Inc.*	81,662	22,844,945
Celgene Corp.*	112,474	19,003,607
Gilead Sciences, Inc.*	323,700	24,326,055
Regeneron Pharmaceuticals, Inc.*(a)	24,761	6,815,218

		88,878,387

Capital Markets — 2.4%
Affiliated Managers Group, Inc.*	69,189	15,005,710
BlackRock, Inc.	27,309	8,642,479
Morgan Stanley	276,190	8,661,318

		32,309,507

Chemicals — 2.7%
Airgas, Inc.	79,550	8,897,668
Monsanto Co.	181,998	21,211,867
Sherwin-Williams Co. (The)	38,448	7,055,208

		37,164,743

Communications Equipment — 1.6%
QUALCOMM, Inc.	298,903	22,193,548

Computers & Peripherals — 2.8%
Apple, Inc.	27,446	15,400,225
EMC Corp.	920,533	23,151,405

		38,551,630

Consumer Finance — 1.2%
American Express Co.	179,140	16,253,372

Distributors — 0.4%
LKQ Corp.*	153,910	5,063,639

Diversified Financial Services — 1.6%
IntercontinentalExchange Group, Inc.	98,072	22,058,354

Electrical Equipment — 1.9%
AMETEK, Inc.	263,560	13,881,705
Roper Industries, Inc.	90,324	12,526,132

		26,407,837

Energy Equipment & Services — 0.6%
Cameron International Corp.*	138,470	8,243,119

Food & Staples Retailing — 1.6%
Costco Wholesale Corp.	99,972	11,897,668
CVS Caremark Corp.	147,780	10,576,615

		22,474,283

Food Products — 1.8%
Danone SA (France)	72,608	5,238,101

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food Products (continued)
Mead Johnson Nutrition Co.	85,086	$7,126,803
Mondelez International, Inc. (Class A Stock)	358,270	12,646,931

		25,011,835

Health Care Equipment & Supplies — 1.2%
Cooper Cos., Inc. (The)	21,420	2,652,653
Covidien PLC	193,882	13,203,364

		15,856,017

Health Care Providers & Services — 1.6%
Catamaran Corp.*	121,521	5,769,817
Express Scripts Holding Co.*	235,891	16,568,984

		22,338,801

Health Care Technology — 0.8%
Cerner Corp.*(a)	183,806	10,245,346

Hotels, Restaurants & Leisure — 4.6%
Hilton Worldwide Holdings, Inc.*	55,170	1,227,533
Las Vegas Sands Corp.	216,040	17,039,075
Starbucks Corp.	204,090	15,998,615
Wynn Resorts Ltd.(a)	104,148	20,226,583
Yum! Brands, Inc.	111,028	8,394,827

		62,886,633

Household Products — 0.6%
Colgate-Palmolive Co.	123,357	8,044,110

Industrial Conglomerates — 2.2%
Danaher Corp.	386,746	29,856,791

Insurance — 0.7%
ACE Ltd.	39,001	4,037,774
MetLife, Inc.	91,250	4,920,200

		8,957,974

Internet & Catalog Retail — 3.6%
Amazon.com, Inc.*	57,303	22,851,863
priceline.com, Inc.*	22,458	26,105,179

		48,957,042

Internet Software & Services — 9.0%
eBay, Inc.*	326,260	17,908,411
Facebook, Inc. (Class A Stock)*	365,570	19,982,056
Google, Inc. (Class A Stock)*	62,523	70,070,151
LinkedIn Corp. (Class A Stock)*	29,977	6,499,913
Twitter, Inc.*(a)	32,340	2,058,441
Yahoo!, Inc.*	179,380	7,254,127

		123,773,099

IT Services — 7.3%
Cognizant Technology Solutions Corp. (Class A Stock)*	205,772	20,778,857
FleetCor Technologies, Inc.*	93,690	10,977,657
MasterCard, Inc. (Class A Stock)	36,582	30,562,798
Teradata Corp.*(a)	45,480	2,068,885
Visa, Inc. (Class A Stock)	161,269	35,911,381

		100,299,578

Leisure Equipment & Products — 0.3%
Polaris Industries, Inc.	29,739	4,331,188

Life Sciences Tools & Services — 2.6%
Illumina, Inc.*(a)	57,120	6,318,614

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST MFS GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Life Sciences Tools & Services (continued)
Thermo Fisher Scientific, Inc.(a)	265,201	$29,530,131

		35,848,745

Machinery — 1.2%
Cummins, Inc.	57,036	8,040,365
Joy Global, Inc.(a)	68,286	3,994,048
Stanley Black & Decker, Inc.	56,451	4,555,031

		16,589,444

Media — 8.2%
AMC Networks, Inc. (Class A Stock)*	30,470	2,075,312
Comcast Corp. (Special Class A Stock)	387,441	19,325,557
Discovery Communications, Inc. (Class A Stock)*(a)	180,466	16,317,736
Time Warner Cable, Inc.	65,860	8,924,030
Time Warner, Inc.	183,180	12,771,310
Twenty-First Century Fox, Inc.	667,240	23,473,503
Viacom, Inc. (Class B Stock)	115,192	10,060,869
Walt Disney Co. (The)	249,510	19,062,564

		112,010,881

Oil, Gas & Consumable Fuels — 3.2%
Anadarko Petroleum Corp.	113,990	9,041,687
Antero Resources Corp.*	54,490	3,456,846
Cabot Oil & Gas Corp.	178,866	6,932,846
Noble Energy, Inc.	147,358	10,036,553
Pioneer Natural Resources Co.	79,639	14,659,151

		44,127,083

Personal Products — 0.8%
Estee Lauder Cos., Inc. (The) (Class A Stock)	148,311	11,170,785

Pharmaceuticals — 4.3%
Actavis PLC*	70,670	11,872,560
Bristol-Myers Squibb Co.	351,650	18,690,198
Perrigo Co. PLC	70,816	10,867,423
Valeant Pharmaceuticals International, Inc.*	110,730	12,999,702
Zoetis, Inc.	152,940	4,999,609

		59,429,492

Professional Services — 0.7%
Verisk Analytics, Inc. (Class A Stock)*	155,860	10,243,119

Real Estate Investment Trusts (REITs) — 1.9%
American Tower Corp.	332,587	26,547,094

Road & Rail — 0.9%
Kansas City Southern	46,578	5,767,754
Union Pacific Corp.	37,581	6,313,608

		12,081,362

Semiconductors & Semiconductor Equipment — 1.1%
Altera Corp.	309,385	10,064,294
Linear Technology Corp.(a)	112,720	5,134,396

		15,198,690

Software — 4.2%
Autodesk, Inc.*	180,970	9,108,220
Citrix Systems, Inc.*(a)	184,842	11,691,257
Oracle Corp.	318,190	12,173,949

COMMON STOCKS (continued)	Shares	Value (Note 2)
Software (continued)
PTC, Inc.*	107,783	$3,814,440
Salesforce.com, Inc.*(a)	248,753	13,728,678
TIBCO Software, Inc.*	126,760	2,849,565
VMware, Inc. (Class A Stock)*(a)	42,800	3,839,588

		57,205,697

Specialty Retail — 3.8%
AutoZone, Inc.*(a)	12,903	6,166,860
PetSmart, Inc.(a)	80,290	5,841,098
Ross Stores, Inc.	225,711	16,912,525
Tiffany & Co.	80,305	7,450,698
TJX Cos., Inc. (The)	150,170	9,570,334
Tractor Supply Co.	86,506	6,711,135

		52,652,650

Textiles, Apparel & Luxury Goods — 3.4%
LVMH Moet Hennessy Louis Vuitton SA (France)	45,891	8,384,046
Michael Kors Holdings Ltd.*	82,080	6,664,075
NIKE, Inc. (Class B Stock)	139,970	11,007,241
PVH Corp.	34,921	4,749,954
VF Corp.	245,712	15,317,686

		46,123,002

Tobacco — 0.7%
Philip Morris International, Inc.	112,500	9,802,125

TOTAL LONG-TERM INVESTMENTS (cost $1,019,825,761)		1,363,627,354

SHORT-TERM INVESTMENT — 8.0%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $108,906,612; includes $94,980,842 of cash collateral received for securities on loan)(b)(w)(Note 4)	108,906,612	108,906,612

TOTAL INVESTMENTS — 107.4% (cost $1,128,732,373)		1,472,533,966
LIABILITIES IN EXCESS OF OTHER ASSETS — (7.4)%		(100,943,784)

NET ASSETS — 100.0%		$1,371,590,182

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $93,362,815; cash collateral of $94,980,842 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST MFS GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.

Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,336,177,113	$27,450,241	$—
Affiliated Money Market Mutual Fund	108,906,612	—	—

Total	$1,445,083,725	$27,450,241	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

Internet Software & Services	9.0%
Media	8.2
Affiliated Money Market Mutual Fund (6.9% represents investments purchased with collateral from securities on loan)	8.0
IT Services	7.3
Biotechnology	6.5
Hotels, Restaurants & Leisure	4.6
Pharmaceuticals	4.3
Software	4.2
Specialty Retail	3.8
Internet & Catalog Retail	3.6
Aerospace & Defense	3.4
Textiles, Apparel & Luxury Goods	3.4
Oil, Gas & Consumable Fuels	3.2
Computers & Peripherals	2.8
Chemicals	2.7
Life Sciences Tools & Services	2.6
Capital Markets	2.4
Industrial Conglomerates	2.2
Real Estate Investment Trusts (REITs)	1.9
Electrical Equipment	1.9
Food Products	1.8

Food & Staples Retailing	1.6%
Health Care Providers & Services	1.6
Communications Equipment	1.6
Diversified Financial Services	1.6
Beverages	1.3
Machinery	1.2
Consumer Finance	1.2
Health Care Equipment & Supplies	1.2
Semiconductors & Semiconductor Equipment	1.1
Road & Rail	0.9
Personal Products	0.8
Health Care Technology	0.8
Professional Services	0.7
Tobacco	0.7
Insurance	0.7
Air Freight & Logistics	0.7
Energy Equipment & Services	0.6
Household Products	0.6
Distributors	0.4
Leisure Equipment & Products	0.3

107.4
Liabilities in excess of other assets	(7.4)

100.0%

The Portfolio invested in financial instruments during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Asset:
Securities on loan	$93,362,815	$ —	$ —	$93,362,815
Collateral Amount Pledged/(Received):
Securities on loan				(93,362,815)

Net Amount				$—

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST MFS GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $93,362,815:
Unaffiliated investments (cost $1,019,825,761)	$1,363,627,354
Affiliated investments (cost $108,906,612)	108,906,612
Cash	42,180
Receivable for investments sold	2,046,009
Dividends and interest receivable	775,512
Tax reclaim receivable	173,905
Receivable for fund share sold	102,065
Prepaid expenses	13,855

Total Assets	1,475,687,492

LIABILITIES:
Payable to broker for collateral for securities on loan	94,980,842
Payable for fund share repurchased	8,568,472
Advisory fees payable	448,035
Accrued expenses and other liabilities	80,502
Distribution fee payable	19,042
Affiliated transfer agent fee payable	417

Total Liabilities	104,097,310

NET ASSETS	$1,371,590,182

Net assets were comprised of:
Paid-in capital	$810,028,350
Retained earnings	561,561,832

Net assets, December 31, 2013	$1,371,590,182

Net asset value and redemption price per share, $1,371,590,182 / 89,804,326 outstanding shares of beneficial interest	$15.27

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Unaffiliated dividend income (net of $90,915 foreign withholding tax)	$12,561,536
Affiliated income from securities lending, net	186,709
Affiliated dividend income	36,775
Interest income	50

12,785,070

EXPENSES
Advisory fees	12,905,134
Distribution fee (Note 4)	1,201,658
Shareholder servicing fees and expenses (Note 4)	271,026
Custodian and accounting fees	206,000
Audit fee	24,000
Trustees’ fees	24,000
Insurance expenses	15,000
Legal fees and expenses	14,000
Commitment fee on syndicated credit agreement	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Shareholders’ reports	8,000
Miscellaneous	15,525

Total expenses	14,702,343
Less: advisory fee waivers and/or expense reimbursement	(1,525,186)
Less: shareholder servicing fee waiver	(80,534)

Net expenses	13,096,623

NET INVESTMENT LOSS	(311,553)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	279,663,957
Foreign currency transactions	20,403

279,684,360

Net change in unrealized appreciation (depreciation) on:
Investments	179,646,704
Foreign currencies	1,198

179,647,902

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	459,332,262

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$459,020,709

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$(311,553)	$6,110,835
Net realized gain on investment and foreign currency transactions	279,684,360	68,487,358
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	179,647,902	127,691,410

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	459,020,709	202,289,603

FUND SHARE TRANSACTIONS:
Fund share sold [16,204,075 and 84,157,666 shares, respectively]	202,109,295	899,397,261
Fund share repurchased [78,932,346 and 47,702,524 shares, respectively]	(992,648,787)	(505,963,048)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(790,539,492)	393,434,213

TOTAL INCREASE (DECREASE) IN NET ASSETS	(331,518,783)	595,723,816
NET ASSETS:
Beginning of year	1,703,108,965	1,107,385,149

End of year	$1,371,590,182	$1,703,108,965

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST MFS LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 98.9%
COMMON STOCKS — 98.8%	Shares	Value (Note 2)
Aerospace & Defense — 7.7%
Honeywell International, Inc.	115,192	$10,525,093
Lockheed Martin Corp.	107,670	16,006,222
Northrop Grumman Corp.	47,284	5,419,219
United Technologies Corp.	97,819	11,131,802

		43,082,336

Air Freight & Logistics — 1.7%
United Parcel Service, Inc. (Class B Stock)	88,465	9,295,902

Auto Components — 1.7%
Delphi Automotive PLC (United Kingdom)	53,443	3,213,528
Johnson Controls, Inc.	120,950	6,204,735

		9,418,263

Automobiles — 0.2%
General Motors Co.*	31,402	1,283,400

Beverages — 2.4%
Coca-Cola Enterprises, Inc.	46,025	2,031,083
Diageo PLC (United Kingdom)	274,295	9,089,791
Dr. Pepper Snapple Group, Inc.(a)	51,830	2,525,158

		13,646,032

Capital Markets — 6.4%
Bank of New York Mellon Corp. (The)	237,868	8,311,108
BlackRock, Inc.	16,709	5,287,897
Franklin Resources, Inc.	91,112	5,259,896
Goldman Sachs Group, Inc. (The)	66,062	11,710,150
State Street Corp.	74,760	5,486,636

		36,055,687

Chemicals — 1.6%
Air Products & Chemicals, Inc.	11,577	1,294,077
PPG Industries, Inc.	38,691	7,338,135
Valspar Corp. (The)	7,300	520,417

		9,152,629

Commercial Banks — 4.2%
PNC Financial Services Group, Inc.	49,277	3,822,910
U.S. BanCorp	71,100	2,872,440
Wells Fargo & Co.	364,118	16,530,957

		23,226,307

Commercial Services & Supplies — 1.1%
Tyco International Ltd.	150,905	6,193,141

Computers & Peripherals — 0.2%
Hewlett-Packard Co.	37,635	1,053,027

Containers & Packaging — 0.3%
Crown Holdings, Inc.*	36,440	1,624,131

Diversified Financial Services — 5.3%
JPMorgan Chase & Co.	389,229	22,762,112
McGraw Hill Financial, Inc.	29,589	2,313,860
Moody’s Corp.	29,202	2,291,481
NASDAQ OMX Group, Inc. (The)	57,633	2,293,793

		29,661,246

Diversified Telecommunication Services — 2.2%
AT&T, Inc.	157,283	5,530,070
Verizon Communications, Inc.	132,000	6,486,480

		12,016,550

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electric Utilities — 0.6%
Duke Energy Corp.	26,580	$1,834,286
PPL Corp.	54,870	1,651,038

		3,485,324

Electrical Equipment — 0.9%
Eaton Corp. PLC	67,738	5,156,217

Food & Staples Retailing — 1.8%
CVS Caremark Corp.	139,112	9,956,246

Food Products — 4.2%
Danone SA (France)	64,716	4,668,754
General Mills, Inc.	156,983	7,835,022
Kellogg Co.	22,445	1,370,716
Nestle SA (Switzerland)	133,638	9,794,337

		23,668,829

Health Care Equipment & Supplies — 3.7%
Abbott Laboratories	165,361	6,338,287
Covidien PLC	46,420	3,161,202
Medtronic, Inc.	110,174	6,322,886
St. Jude Medical, Inc.	73,820	4,573,149

		20,395,524

Health Care Providers & Services — 1.2%
Express Scripts Holding Co.*(a)	68,540	4,814,250
Quest Diagnostics, Inc.(a)	36,992	1,980,552

		6,794,802

Hotels, Restaurants & Leisure — 1.0%
McDonald’s Corp.	55,437	5,379,052

Household Products — 0.5%
Procter & Gamble Co. (The)	36,675	2,985,712

Industrial Conglomerates — 3.6%
3M Co.	90,825	12,738,206
Danaher Corp.	95,458	7,369,358

		20,107,564

Insurance — 7.1%
ACE Ltd.	60,666	6,280,751
AON PLC (United Kingdom)	59,007	4,950,097
Chubb Corp. (The)	52,555	5,078,390
MetLife, Inc.	257,219	13,869,249
Travelers Cos., Inc. (The)	108,299	9,805,391

		39,983,878

IT Services — 5.1%
Accenture PLC (Class A Stock)(a)	142,985	11,756,227
Fidelity National Information Services, Inc.	29,660	1,592,149
Fiserv, Inc.*	54,556	3,221,532
International Business Machines Corp.	56,205	10,542,372
Western Union Co. (The)	87,433	1,508,219

		28,620,499

Leisure Equipment & Products — 0.5%
Hasbro, Inc.(a)	46,510	2,558,515

Life Sciences Tools & Services — 1.3%
Thermo Fisher Scientific, Inc.(a)	67,417	7,506,883

Machinery — 1.6%
Illinois Tool Works, Inc.	29,550	2,484,564
Pentair Ltd.	33,924	2,634,877

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST MFS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery (continued)
Stanley Black & Decker, Inc.	49,635	$4,005,048

		9,124,489

Media — 4.5%
Comcast Corp. (Special Class A Stock)	116,386	5,805,334
Omnicom Group, Inc.	92,671	6,891,942
Viacom, Inc. (Class B Stock)	51,307	4,481,153
Walt Disney Co. (The)(a)	102,422	7,825,041

		25,003,470

Multiline Retail — 1.7%
Kohl’s Corp.(a)	22,882	1,298,554
Target Corp.	130,430	8,252,306

		9,550,860

Multi-Utilities — 0.1%
Public Service Enterprise Group, Inc.	21,630	693,025

Oil, Gas & Consumable Fuels — 6.1%
Apache Corp.	22,478	1,931,759
Chevron Corp.	72,509	9,057,099
EOG Resources, Inc.	10,782	1,809,651
Exxon Mobil Corp.	133,238	13,483,686
Occidental Petroleum Corp.	82,616	7,856,782

		34,138,977

Pharmaceuticals — 8.0%
Johnson & Johnson	205,206	18,794,818
Merck & Co., Inc.	104,276	5,219,014
Pfizer, Inc.	566,935	17,365,219
Roche Holding AG (Switzerland)	12,158	3,405,775
Zoetis, Inc.	4,860	158,873

		44,943,699

Road & Rail — 0.6%
Canadian National Railway Co. (Canada)	62,130	3,542,653

Semiconductors & Semiconductor Equipment — 0.5%
Intel Corp.	101,667	2,639,275

Software — 1.4%
Oracle Corp.	200,761	7,681,116

Specialty Retail — 1.1%
Advance Auto Parts, Inc.	32,490	3,595,993
Staples, Inc.	144,158	2,290,671

		5,886,664

Tobacco — 5.4%
Altria Group, Inc.	50,336	1,932,399
Imperial Tobacco Group PLC (United Kingdom)	27,698	1,073,805
Lorillard, Inc.	126,449	6,408,435
Philip Morris International, Inc.	236,832	20,635,172

		30,049,811

Wireless Telecommunication Services — 1.3%
Vodafone Group PLC (United Kingdom)	1,817,354	7,155,309

TOTAL COMMON STOCKS (cost $457,246,399)		552,717,044

	Shares	Value (Note 2)
PREFERRED STOCK — 0.1%
Aerospace & Defense
United Technologies Corp., CVT, 7.500%(a) (cost $533,966)	9,530	$623,929

TOTAL LONG-TERM INVESTMENTS
(cost $457,780,365)		553,340,973

SHORT-TERM INVESTMENT — 6.3%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $35,409,675; includes $29,834,137 of cashcollateral received for securities onloan)(b)(w)(Note 4)	35,409,675	35,409,675

TOTAL INVESTMENTS — 105.2% (cost $493,190,040)		588,750,648
Liabilities in excess of other assets — (5.2)%		(29,058,731)

NET ASSETS — 100.0%		$559,691,917

The following abbreviations are used in the Portfolio descriptions:

CVT	Convertible Security
NASDAQ	National Association of Securities Dealers Automated Quotations

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $29,242,086; cash collateral of $29,834,137 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST MFS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$517,529,273	$35,187,771	$—
Preferred Stock	623,929	—	—
Affiliated Money Market Mutual Fund	35,409,675	—	—

Total	$553,562,877	$35,187,771	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

Pharmaceuticals	8.0%
Aerospace & Defense	7.8
Insurance	7.1
Capital Markets	6.4
Affiliated Money Market Mutual Fund (5.3% represents investments purchased with collateral from securities on loan)	6.3
Oil, Gas & Consumable Fuels	6.1
Tobacco	5.4
Diversified Financial Services	5.3
IT Services	5.1
Media	4.5
Food Products	4.2
Commercial Banks	4.2
Health Care Equipment & Supplies	3.7
Industrial Conglomerates	3.6
Beverages	2.4
Diversified Telecommunication Services	2.2
Food & Staples Retailing	1.8
Multiline Retail	1.7
Auto Components	1.7

Air Freight & Logistics	1.7%
Chemicals	1.6
Machinery	1.6
Software	1.4
Life Sciences Tools & Services	1.3
Wireless Telecommunication Services	1.3
Health Care Providers & Services	1.2
Commercial Services & Supplies	1.1
Specialty Retail	1.1
Hotels, Restaurants & Leisure	1.0
Electrical Equipment	0.9
Road & Rail	0.6
Electric Utilities	0.6
Household Products	0.5
Semiconductors & Semiconductor Equipment	0.5
Leisure Equipment & Products	0.5
Containers & Packaging	0.3
Automobiles	0.2
Computer & Peripherals	0.2
Multi-Utilities	0.1

105.2
Liabilities in excess of other assets	(5.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST MFS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in financial instruments during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$29,242,086	$ —	$ —	$29,242,086
Collateral Amount Pledged/(Received):
Securities on loan				(29,242,086)

Net Amount				$—

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST MFS LARGE-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $29,242,086:
Unaffiliated investments (cost $457,780,365)	$553,340,973
Affiliated investments (cost $35,409,675)	35,409,675
Dividends receivable	808,803
Receivable for fund share sold	118,791
Tax reclaim receivable	107,712
Prepaid expenses	3,049

Total Assets	589,789,003

LIABILITIES:
Payable to broker for collateral for securities on loan	29,834,137
Advisory fees payable	176,662
Accrued expenses and other liabilities	60,767
Payable for fund share repurchased	17,140
Distribution fee payable	7,676
Affiliated transfer agent fee payable	417
Payable to custodian	287

Total Liabilities	30,097,086

NET ASSETS	$559,691,917

Net assets were comprised of:
Paid-in capital	$376,245,491
Retained earnings	183,446,426

Net assets, December 31, 2013	$559,691,917

Net asset value and redemption price per share, $559,691,917 / 40,554,159 outstanding shares of beneficial interest	$13.80

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Unaffiliated dividend income (net of $90,618 foreign withholding tax)	$12,380,587
Affiliated dividend income	14,796
Affiliated income from securities lending, net	4,529

12,399,912

EXPENSES
Advisory fees	4,290,017
Distribution fee (Note 4)	404,211
Shareholder servicing fees and expenses (Note 4)	107,010
Custodian and accounting fees	105,000
Audit fee	24,000
Trustees’ fees	16,000
Legal fees and expenses	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Shareholders’ reports	7,000
Insurance expenses	5,000
Commitment fee on syndicated credit agreement	2,000
Loan interest expense (Note 7)	351
Miscellaneous	13,259

Total expenses	4,991,848
Less: shareholder servicing fee waiver	(15,528)

Net expenses	4,976,320

NET INVESTMENT INCOME.	7,423,592

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	75,127,706
Foreign currency transactions	(3,849)

75,123,857

Net change in unrealized appreciation (depreciation) on:
Investments	85,492,042
Foreign currencies	3,091

85,495,133

NET GAIN ON INVESTMENTS.	160,618,990

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$168,042,582

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2013	August 20, 2012* through December 31, 2012
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$7,423,592	$4,647,763
Net realized gain on investment and foreign currency transactions	75,123,857	683,407
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	85,495,133	10,072,674

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	168,042,582	15,403,844

FUND SHARE TRANSACTIONS:
Fund share sold [19,150,527 and 67,906,547 shares, respectively]	241,153,776	680,553,284
Fund share repurchased [43,351,150 and 3,151,765 shares, respectively]	(513,991,718)	(31,469,851)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(272,837,942)	649,083,433

TOTAL INCREASE (DECREASE) IN NET ASSETS	(104,795,360)	664,487,277
NET ASSETS:
Beginning of period	664,487,277	—

End of period	$559,691,917	$664,487,277

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST MID-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 98.1%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 5.4%
Huntington Ingalls Industries, Inc.	121,351	$10,922,803
Northrop Grumman Corp.	22,200	2,544,342
TransDigm Group, Inc.	63,557	10,233,948

		23,701,093

Auto Components — 2.9%
BorgWarner, Inc.	94,480	5,282,377
Dana Holding Corp.(a)	111,600	2,189,592
Delphi Automotive PLC (United Kingdom)	87,000	5,231,310

		12,703,279

Building Products — 0.6%
Masco Corp.	108,280	2,465,536

Capital Markets — 2.5%
Eaton Vance Corp.	62,750	2,685,073
Northern Trust Corp.	33,230	2,056,605
Raymond James Financial, Inc.	61,665	3,218,296
Stifel Financial Corp.*(a)	64,920	3,110,966

		11,070,940

Chemicals — 5.2%
Ashland, Inc.	78,500	7,617,640
CF Industries Holdings, Inc.	14,606	3,403,782
Eastman Chemical Co.	55,630	4,489,341
Scotts Miracle-Gro Co. (The) (Class A Stock)	35,420	2,203,832
Valspar Corp. (The)	70,860	5,051,609

		22,766,204

Commercial Banks — 4.3%
City National Corp.(a)	64,589	5,116,741
KeyCorp	283,465	3,804,100
M&T Bank Corp.(a)	61,400	7,148,188
TCF Financial Corp.	164,660	2,675,725

		18,744,754

Commercial Services & Supplies — 1.9%
Republic Services, Inc.	69,400	2,304,080
Steelcase, Inc. (Class A Stock)	387,400	6,144,164

		8,448,244

Communications Equipment — 0.7%
EchoStar Corp. (Class A Stock)*	57,480	2,857,906

Construction & Engineering — 2.2%
URS Corp.	180,340	9,556,217

Containers & Packaging — 4.2%
Bemis Co., Inc.(a)	127,100	5,206,016
Sealed Air Corp.	110,770	3,771,719
Sonoco Products Co.	219,837	9,171,599

		18,149,334

Diversified Financial Services — 1.8%
IntercontinentalExchange Group, Inc.	23,470	5,278,872
PHH Corp.*(a)	107,800	2,624,930

		7,903,802

Electric Utilities — 2.7%
Great Plains Energy, Inc.	202,100	4,898,904

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electric Utilities (continued)
Pinnacle West Capital Corp.	130,200	$6,890,184

		11,789,088

Electronic Equipment, Instruments & Components — 0.5%
Flextronics International Ltd. (Singapore)*	282,355	2,193,898

Energy Equipment & Services — 1.6%
Nabors Industries Ltd.	129,695	2,203,518
SEACOR Holdings, Inc.*(a)	52,300	4,769,760

		6,973,278

Food Products — 0.5%
Hillshire Brands Co.	71,190	2,380,594

Gas Utilities — 1.0%
ONEOK, Inc.	32,179	2,000,890
UGI Corp.	57,300	2,375,658

		4,376,548

Health Care Equipment & Supplies — 1.9%
C.R. Bard, Inc.	18,405	2,465,166
CareFusion Corp.*	144,782	5,765,219

		8,230,385

Health Care Providers & Services — 3.8%
Express Scripts Holding Co.*	88,078	6,186,599
HCA Holdings, Inc.*	107,100	5,109,741
Humana, Inc.	19,998	2,064,194
MEDNAX, Inc.*(a)	56,110	2,995,152

		16,355,686

Hotels, Restaurants & Leisure — 4.4%
Darden Restaurants, Inc.(a)	185,645	10,093,519
International Game Technology	89,420	1,623,867
Wyndham Worldwide Corp.	103,000	7,590,070

		19,307,456

Household Durables — 0.8%
D.R. Horton, Inc.(a)	161,590	3,606,689

Industrial Conglomerates — 1.5%
Carlisle Cos., Inc.	79,731	6,330,641

Insurance — 9.8%
Allstate Corp. (The)	190,800	10,406,232
Endurance Specialty Holdings Ltd.	86,700	5,086,689
HCC Insurance Holdings, Inc.	109,000	5,029,260
Lincoln National Corp.	197,687	10,204,603
Progressive Corp. (The)	108,640	2,962,613
Protective Life Corp.	70,745	3,583,942
Reinsurance Group of America, Inc.	34,660	2,683,031
RenaissanceRe Holdings Ltd.	27,756	2,701,769

		42,658,139

Internet Software & Services — 0.6%
Akamai Technologies, Inc.*	52,155	2,460,673

IT Services — 4.0%
Computer Sciences Corp.	180,783	10,102,154
Convergys Corp.	247,900	5,218,295
Global Payments, Inc.	34,045	2,212,585

		17,533,034

Leisure Equipment & Products — 3.6%
Brunswick Corp.	223,562	10,297,266

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Leisure Equipment & Products (continued)
Mattel, Inc.	111,535	$5,306,835

		15,604,101

Life Sciences Tools & Services — 0.7%
Covance, Inc.*	37,000	3,258,220

Machinery — 3.5%
Cummins, Inc.	45,585	6,426,117
Dover Corp.	27,300	2,635,542
Joy Global, Inc.(a)	43,855	2,565,079
Snap-on, Inc.	33,575	3,677,134

		15,303,872

Metals & Mining — 0.6%
Allegheny Technologies, Inc.	71,726	2,555,597

Multiline Retail — 1.7%
Nordstrom, Inc.(a)	122,400	7,564,320

Multi-Utilities — 2.0%
Integrys Energy Group, Inc.	32,375	1,761,524
PG&E Corp.	172,400	6,944,272

		8,705,796

Oil, Gas & Consumable Fuels — 4.3%
Energen Corp.	30,100	2,129,575
Murphy Oil Corp.	110,060	7,140,693
Newfield Exploration Co.*	87,471	2,154,411
QEP Resources, Inc.	161,500	4,949,975
Whiting Petroleum Corp.*	40,960	2,534,195

		18,908,849

Real Estate Investment Trusts (REITs) — 6.7%
American Tower Corp.	83,005	6,625,459
Boston Properties, Inc.	22,880	2,296,466
Capstead Mortgage Corp.(a)	203,500	2,458,280
CBL & Associates Properties, Inc.(a)	281,200	5,050,352
Duke Realty Corp.	515,812	7,757,813
EPR Properties	50,400	2,477,664
MFA Financial, Inc.(a)	342,900	2,420,874

		29,086,908

Real Estate Management & Development — 0.6%
CBRE Group, Inc. (Class A Stock)*	105,598	2,777,227

Road & Rail — 2.6%
CSX Corp.	144,905	4,168,917
Werner Enterprises, Inc.	288,700	7,139,551

		11,308,468

Semiconductors & Semiconductor Equipment — 0.9%
Xilinx, Inc.	84,965	3,901,593

Software — 3.0%
Activision Blizzard, Inc.	176,209	3,141,806
Autodesk, Inc.*	40,880	2,057,490
Intuit, Inc.	60,560	4,621,939
Synopsys, Inc.*	76,210	3,091,840

		12,913,075

Specialty Retail — 1.7%
TJX Cos., Inc. (The)	116,360	7,415,623

Textiles, Apparel & Luxury Goods — 0.5%
Coach, Inc.	36,049	2,023,430

COMMON STOCKS (continued)	Shares	Value (Note 2)
Thrifts & Mortgage Finance — 0.4%
Astoria Financial Corp.	132,310	$1,829,847

Trading Companies & Distributors — 0.5%
GATX Corp.	44,860	2,340,346

TOTAL LONG-TERM INVESTMENTS (cost $322,281,644)		428,060,690

SHORT-TERM INVESTMENT — 10.4%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $45,144,555; includes $41,748,603 of cash collateral for securities on loan)(b)(w)(Note 4)	45,144,555	45,144,555

TOTAL INVESTMENTS — 108.5% (cost $367,426,199)		473,205,245
LIABILITIES IN EXCESS OF OTHER ASSETS — (8.5)%		(36,940,928)

NET ASSETS — 100.0%		$436,264,317

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $40,848,912; cash collateral of $41,748,603 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$428,060,690	$—	$—
Affiliated Money Market Mutual Fund	45,144,555	—	—

Total	$473,205,245	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

Affiliated Money Market Mutual Fund (9.6% represents investments purchased with collateral from securities on loan)	10.4%
Insurance	9.8
Real Estate Investment Trusts (REITs)	6.7
Aerospace & Defense	5.4
Chemicals	5.2
Hotels, Restaurants & Leisure	4.4
Oil, Gas & Consumable Fuels	4.3
Commercial Banks	4.3
Containers & Packaging	4.2
IT Services	4.0
Health Care Providers & Services	3.8
Leisure Equipment & Products	3.6
Machinery	3.5
Software	3.0
Auto Components	2.9
Electric Utilities	2.7
Road & Rail	2.6
Capital Markets	2.5
Construction & Engineering	2.2
Multi-Utilities	2.0

Commercial Services & Supplies	1.9%
Health Care Equipment & Supplies	1.9
Diversified Financial Services	1.8
Multiline Retail	1.7
Specialty Retail	1.7
Energy Equipment & Services	1.6
Industrial Conglomerates	1.5
Gas Utilities	1.0
Semiconductors & Semiconductor Equipment	0.9
Household Durables	0.8
Life Sciences Tools & Services	0.7
Communications Equipment	0.7
Real Estate Management & Development	0.6
Metals & Mining	0.6
Building Products	0.6
Internet Software & Services	0.6
Food Products	0.5
Trading Companies & Distributors	0.5
Electronic Equipment, Instruments & Components	0.5
Textiles, Apparel & Luxury Goods	0.5
Thrifts & Mortgage Finance	0.4

108.5
Liabilities in excess of other assets	(8.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in financial instruments during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$40,848,912	$ —	$ —	$40,848,912
Collateral Amount Pledged/(Received):
Securities on loan				(40,848,912)

Net Amount				$—

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST MID-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $40,848,912:
Unaffiliated investments (cost $322,281,644)	$428,060,690
Affiliated investments (cost $45,144,555)	45,144,555
Receivable for investments sold	6,317,261
Dividends receivable	667,890
Receivable for fund share sold	5,439
Tax reclaim receivable	1,234
Prepaid expenses	5,520

Total Assets	480,202,589

LIABILITIES:
Payable to broker for collateral for securities on loan	41,748,603
Payable for investments purchased	1,640,600
Payable for fund share repurchased	306,988
Advisory fees payable	181,978
Accrued expenses and other liabilities	53,654
Distribution fee payable	6,032
Affiliated transfer agent fee payable	417

Total Liabilities	43,938,272

NET ASSETS	$436,264,317

Net assets were comprised of:
Paid-in capital	$172,393,787
Retained earnings	263,870,530

Net assets, December 31, 2013	$436,264,317

Net asset value and redemption price per share, $436,264,317 / 24,548,534 outstanding shares of beneficial interest	$17.77

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Unaffiliated dividend income	$11,462,513
Affiliated income from securities lending, net	71,034
Affiliated dividend income	22,180

11,555,727

EXPENSES
Advisory fees	5,603,219
Distribution fee (Note 4)	488,050
Shareholder servicing fees and expenses (Note 4)	110,022
Custodian and accounting fees	109,000
Audit fee	24,000
Trustees’ fees	17,000
Legal fees and expenses	11,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Insurance expenses	8,000
Shareholders’ reports	5,000
Commitment fee on syndicated credit agreement	4,000
Loan interest expense (Note 7)	487
Miscellaneous	7,920

Total expenses	6,396,698
Less: shareholder servicing fee waiver	(16,431)

Net expenses	6,380,267

NET INVESTMENT INCOME	5,175,460

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	122,917,492

Net change in unrealized appreciation (depreciation) on:
Investments	44,252,193
Foreign currencies	54

44,252,247

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	167,169,739

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$172,345,199

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$5,175,460	$10,661,127
Net realized gain on investment and foreign currency transactions	122,917,492	19,480,092
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	44,252,247	48,014,421

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	172,345,199	78,155,640

DISTRIBUTIONS	—	(5,303,737)

FUND SHARE TRANSACTIONS:
Fund share sold [4,986,596 and 31,389,543 shares, respectively]	74,680,156	397,981,019
Fund share issued in reinvestment of distributions [0 and 443,456 shares, respectively]	—	5,303,737
Fund share repurchased [30,739,597 and 13,050,433 shares, respectively]	(485,543,136)	(162,198,581)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(410,862,980)	241,086,175

TOTAL INCREASE (DECREASE) IN NET ASSETS	(238,517,781)	313,938,078
NET ASSETS:
Beginning of year	674,782,098	360,844,020

End of year	$436,264,317	$674,782,098

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 98.7%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 1.9%
B/E Aerospace, Inc.*	149,000	$12,967,470
DigitalGlobe, Inc.*(a)	85,000	3,497,750

		16,465,220

Airlines — 0.4%
Alaska Air Group, Inc.	52,500	3,851,925

Auto Components — 0.5%
BorgWarner, Inc.	85,000	4,752,350

Beverages — 0.9%
Beam, Inc.	115,800	7,881,348

Biotechnology — 3.8%
Alexion Pharmaceuticals, Inc.*	87,500	11,642,750
BioMarin Pharmaceutical, Inc.*	97,500	6,851,325
Cubist Pharmaceuticals, Inc.*	75,000	5,165,250
Incyte Corp. Ltd.*	112,500	5,695,875
NPS Pharmaceuticals, Inc.*	113,200	3,436,752

		32,791,952

Building Products — 1.2%
Fortune Brands Home & Security, Inc.	233,000	10,648,100

Capital Markets — 2.7%
Affiliated Managers Group, Inc.*	70,000	15,181,600
Raymond James Financial, Inc.	155,000	8,089,450

		23,271,050

Chemicals — 0.9%
Airgas, Inc.	67,500	7,549,875

Commercial Banks — 0.7%
SVB Financial Group*	55,000	5,767,300

Commercial Services & Supplies — 1.6%
Stericycle, Inc.*	120,000	13,940,400

Computers & Peripherals — 0.5%
SanDisk Corp.(a)	62,500	4,408,750

Consumer Finance — 0.6%
Portfolio Recovery Associates, Inc.*(a)	95,000	5,019,800

Containers & Packaging — 1.1%
Packaging Corp. of America	148,000	9,365,440

Distributors — 1.0%
LKQ Corp.*	250,000	8,225,000

Diversified Financial Services — 1.7%
IntercontinentalExchange Group, Inc.	64,861	14,588,536

Electrical Equipment — 3.6%
AMETEK, Inc.	265,000	13,957,550
Generac Holdings, Inc.(a)	104,300	5,907,552
Roper Industries, Inc.	80,000	11,094,400

		30,959,502

Electronic Equipment, Instruments & Components — 3.2%
Amphenol Corp. (Class A Stock)	75,000	6,688,500
CDW Corp.	232,500	5,431,200
IPG Photonics Corp.*(a)	62,500	4,850,625
Trimble Navigation Ltd.*	300,000	10,410,000

		27,380,325

Energy Equipment & Services — 1.9%
Core Laboratories NV(a)	30,000	5,728,500
Dril-Quip, Inc.*	40,000	4,397,200

COMMON STOCKS (continued)	Shares	Value (Note 2)
Energy Equipment & Services (continued)
Oceaneering International, Inc.	79,500	$6,270,960

		16,396,660

Food & Staples Retailing — 2.1%
PriceSmart, Inc.(a)	89,500	10,340,830
Whole Foods Market, Inc.	143,000	8,269,690

		18,610,520

Food Products — 0.6%
WhiteWave Foods Co. (Class A Stock)*	240,000	5,505,600

Health Care Equipment & Supplies — 0.6%
West Pharmaceutical Services, Inc.	45,000	2,207,700
Wright Medical Group, Inc.*	110,000	3,378,100

		5,585,800

Health Care Providers & Services — 2.1%
Acadia Healthcare Co., Inc.*(a)	60,000	2,839,800
Envision Healthcare Holdings, Inc.*(a)	195,000	6,926,400
Premier, Inc. (Class A Stock)*(a)	100,000	3,676,000
Team Health Holdings, Inc.*	100,300	4,568,665

		18,010,865

Health Care Technology — 1.6%
Cerner Corp.*(a)	242,500	13,516,950

Hotels, Restaurants & Leisure — 2.5%
Buffalo Wild Wings, Inc.*(a)	60,000	8,832,000
MGM Resorts International*	210,000	4,939,200
Starwood Hotels & Resorts Worldwide, Inc.	102,500	8,143,625

		21,914,825

Household Products — 0.8%
Church & Dwight Co., Inc.	100,000	6,628,000

Internet & Catalog Retail — 0.4%
HomeAway, Inc.*(a)	87,500	3,577,000

Internet Software & Services — 0.8%
AOL, Inc.*	75,000	3,496,500
Pandora Media, Inc.*	120,000	3,192,000

		6,688,500

IT Services — 2.3%
Alliance Data Systems Corp.*(a)	56,600	14,881,838
FleetCor Technologies, Inc.*	42,500	4,979,725

		19,861,563

Life Sciences Tools & Services — 2.7%
Agilent Technologies, Inc.	55,000	3,145,450
Illumina, Inc.*(a)	140,000	15,486,800
PAREXEL International Corp.*	100,000	4,518,000

		23,150,250

Machinery — 1.1%
Pall Corp.	110,000	9,388,500

Media — 1.9%
AMC Networks, Inc. (Class A Stock)*	147,500	10,046,225
Discovery Communications, Inc. (Class A Stock)*(a)	75,000	6,781,500

		16,827,725

Multiline Retail — 1.3%
Dollar Tree, Inc.*	150,000	8,463,000

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Multiline Retail (continued)
Tuesday Morning Corp.*	190,000	$3,032,400

		11,495,400

Oil, Gas & Consumable Fuels — 3.8%
Antero Resources Corp.*	35,000	2,220,400
Cabot Oil & Gas Corp.	275,000	10,659,000
Concho Resources, Inc.*	65,000	7,020,000
Gulfport Energy Corp.*	90,000	5,683,500
Oasis Petroleum, Inc.*	148,000	6,951,560

		32,534,460

Pharmaceuticals — 5.4%
Actavis PLC*	62,500	10,500,000
Akorn, Inc.*	230,000	5,664,900
Impax Laboratories, Inc.*	150,000	3,771,000
Jazz Pharmaceuticals PLC*	35,000	4,429,600
Medicines Co. (The)*	145,000	5,599,900
Mylan, Inc.*	165,000	7,161,000
Perrigo Co. PLC(a)	60,000	9,207,600

		46,334,000

Professional Services — 3.6%
Advisory Board Co. (The)*(a)	121,000	7,704,070
Towers Watson & Co. (Class A Stock)	90,000	11,484,900
Verisk Analytics, Inc. (Class A Stock)*	188,800	12,407,936

		31,596,906

Real Estate Management & Development — 0.8%
Jones Lang LaSalle, Inc.	65,000	6,655,350

Road & Rail — 3.1%
Hertz Global Holdings, Inc.*	250,000	7,155,000
J.B. Hunt Transport Services, Inc.	150,000	11,595,000
Kansas City Southern	67,100	8,308,993

		27,058,993

Semiconductors & Semiconductor Equipment — 3.9%
Avago Technologies Ltd.	265,000	14,015,850
Lam Research Corp.*	65,000	3,539,250
Microchip Technology, Inc.	162,500	7,271,875
Monolithic Power Systems, Inc.*	125,000	4,332,500
NXP Semiconductors NV (Netherlands)*	105,000	4,822,650

		33,982,125

Software — 8.7%
ANSYS, Inc.*	127,000	11,074,400
Aspen Technology, Inc.*	228,600	9,555,480
Citrix Systems, Inc.*	100,000	6,325,000
Concur Technologies, Inc.*(a)	60,000	6,190,800
Electronic Arts, Inc.*(a)	190,000	4,358,600
Informatica Corp.*	200,000	8,300,000
NetSuite, Inc.*	45,000	4,635,900
Salesforce.com, Inc.*(a)	110,000	6,070,900
Splunk, Inc.*	110,300	7,574,301
Synopsys, Inc.*	100,000	4,057,000
Ultimate Software Group, Inc. (The)*	45,700	7,002,154

		75,144,535

Specialty Retail — 9.7%
Advance Auto Parts, Inc.	42,500	4,703,900
Cabela’s, Inc.*(a)	75,000	4,999,500
Dick’s Sporting Goods, Inc.	160,000	9,296,000

COMMON STOCKS (continued)	Shares	Value (Note 2)
Specialty Retail (continued)
DSW, Inc. (Class A Stock)	200,000	$8,546,000
GameStop Corp. (Class A Stock)	150,000	7,389,000
O’Reilly Automotive, Inc.*(a)	81,400	10,476,994
Ross Stores, Inc.	116,800	8,751,824
Tractor Supply Co.	169,000	13,111,020
Ulta Salon Cosmetics & Fragrance, Inc.*	42,500	4,102,100
Urban Outfitters, Inc.*	135,000	5,008,500
Williams-Sonoma, Inc.	135,000	7,867,800

		84,252,638

Textiles, Apparel & Luxury Goods — 4.8%
Fifth & Pacific Cos., Inc.*	291,600	9,351,612
Hanesbrands, Inc.	131,000	9,205,370
Michael Kors Holdings Ltd.*	70,000	5,683,300
PVH Corp.	66,100	8,990,922
Under Armour, Inc. (Class A Stock)*(a)	95,400	8,328,420

		41,559,624

Thrifts & Mortgage Finance — 1.3%
Ocwen Financial Corp.*	205,000	11,367,250

Trading Companies & Distributors — 1.7%
Fastenal Co.(a)	135,000	6,413,850
United Rentals, Inc.*(a)	102,800	8,013,260

		14,427,110

Wireless Telecommunication Services — 2.9%
Crown Castle International Corp.*	115,000	8,444,450
SBA Communications Corp. (Class A Stock)*(a)	190,000	17,069,600

		25,514,050

TOTAL LONG-TERM INVESTMENTS (cost $574,656,131)		854,452,072

SHORT-TERM INVESTMENT — 16.8%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $145,277,923; includes $131,403,338 of cash collateral for securities on loan)(b)(w)(Note 4)	145,277,923	145,277,923

TOTAL INVESTMENTS — 115.5% (cost $719,934,054)		999,729,995
LIABILITIES IN EXCESS OF OTHER ASSETS — (15.5)%		(133,829,941)

NET ASSETS — 100.0%		$865,900,054

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $129,043,315; cash collateral of $131,403,338 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$854,452,072	$—	$—
Affiliated Money Market Mutual Fund	145,277,923	—	—

Total	$999,729,995	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

Affiliated Money Market Mutual Fund (15.2% represents investments purchased with collateral from securities on loan)	16.8%
Specialty Retail	9.7
Software	8.7
Pharmaceuticals	5.4
Textiles, Apparel & Luxury Goods	4.8
Semiconductors & Semiconductor Equipment	3.9
Biotechnology	3.8
Oil, Gas & Consumable Fuels	3.8
Professional Services	3.6
Electrical Equipment	3.6
Electronic Equipment, Instruments & Components	3.2
Road & Rail	3.1
Wireless Telecommunication Services	2.9
Capital Markets	2.7
Life Sciences Tools & Services	2.7
Hotels, Restaurants & Leisure	2.5
IT Services	2.3
Food & Staples Retailing	2.1
Health Care Providers & Services	2.1
Media	1.9
Aerospace & Defense	1.9
Energy Equipment & Services	1.9
Diversified Financial Services	1.7
Trading Companies & Distributors	1.7
Commercial Services & Supplies	1.6
Health Care Technology	1.6
Multiline Retail	1.3
Thrifts & Mortgage Finance	1.3
Building Products	1.2
Machinery	1.1
Containers & Packaging	1.1
Distributors	1.0
Beverages	0.9
Chemicals	0.9
Internet Software & Services	0.8

Real Estate Management & Development	0.8%
Household Products	0.8
Commercial Banks	0.7
Health Care Equipment & Supplies	0.6
Food Products	0.6
Consumer Finance	0.6
Auto Components	0.5
Computers & Peripherals	0.5
Airlines	0.4
Internet & Catalog Retail	0.4

115.5
Liabilities in excess of other assets	(15.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in financial instruments during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$129,043,315	$ —	$ —	$129,043,315
Collateral Amount Pledged/(Received):
Securities on loan				(129,043,315)

Net Amount				$—

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $129,043,315:
Unaffiliated investments (cost $574,656,131)	$854,452,072
Affiliated investments (cost $145,277,923)	145,277,923
Dividends receivable	174,157
Receivable for fund share sold	57,726
Tax reclaim receivable	3,037
Prepaid expenses	6,339

Total Assets	999,971,254

LIABILITIES:
Payable to broker for collateral for securities on loan	131,403,338
Payable for investments purchased	2,033,315
Advisory fees payable	335,072
Payable for fund share repurchased	218,876
Accrued expenses and other liabilities	68,203
Distribution fee payable	11,979
Affiliated transfer agent fee payable	417

Total Liabilities	134,071,200

NET ASSETS	$865,900,054

Net assets were comprised of:
Paid-in capital	$642,167,634
Retained earnings	223,732,420

Net assets, December 31, 2013	$865,900,054

Net asset value and redemption price per share, $865,900,054 / 26,748,784 outstanding shares of beneficial interest	$32.37

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Unaffiliated dividend income (net of $13,830 foreign withholding tax)	$3,600,807
Affiliated income from securities lending, net	217,028
Affiliated dividend income	30,919

3,848,754

EXPENSES
Advisory fees	6,778,259
Distribution fee (Note 4)	660,371
Shareholder servicing fees and expenses (Note 4)	107,492
Custodian and accounting fees	120,000
Audit fee	24,000
Trustees’ fees	18,000
Legal fees and expenses	12,000
Commitment fee on syndicated credit agreement	9,000
Insurance expenses	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Shareholders’ reports	8,000
Miscellaneous	10,217

Total expenses	7,765,339
Less: shareholder servicing fee waiver	(15,672)

Net expenses	7,749,667

NET INVESTMENT LOSS	(3,900,913)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	57,512,756

Net change in unrealized appreciation (depreciation) on:
Investments	161,008,735
Foreign currencies	(87)

161,008,648

NET GAIN ON INVESTMENTS	218,521,404

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$214,620,491

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(3,900,913)	$(2,184,746)
Net realized gain on investment transactions	57,512,756	51,569,287
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	161,008,648	20,360,646

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	214,620,491	69,745,187

FUND SHARE TRANSACTIONS:
Fund share sold [5,547,543 and 10,136,782 shares, respectively]	154,018,194	240,574,346
Fund share repurchased [6,564,650 and 8,283,148 shares, respectively]	(180,634,133)	(195,167,635)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(26,615,939)	45,406,711

TOTAL INCREASE IN NET ASSETS	188,004,552	115,151,898
NET ASSETS:
Beginning of year	677,895,502	562,743,604

End of year	$865,900,054	$677,895,502

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 98.0%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 5.7%
AAR Corp.	94,700	$2,652,547
Alliant Techsystems, Inc.(a)	31,100	3,784,248
Engility Holdings, Inc.*	10,300	344,020
Exelis, Inc.	85,400	1,627,724
General Dynamics Corp.	98,300	9,392,565
L-3 Communications Holdings, Inc.	53,900	5,759,754
Northrop Grumman Corp.	40,300	4,618,783
Raytheon Co.	38,000	3,446,600
Rockwell Collins, Inc.(a)	96,000	7,096,320
Spirit Aerosystems Holdings, Inc. (Class A Stock)*	236,400	8,056,512
Textron, Inc.	190,700	7,010,132

		53,789,205

Auto Components — 2.5%
Autoliv, Inc.(a)	53,600	4,920,480
Goodyear Tire & Rubber Co. (The)	192,100	4,581,585
Lear Corp.	117,800	9,538,266
TRW Automotive Holdings Corp.*	61,400	4,567,546

		23,607,877

Biotechnology — 0.7%
United Therapeutics Corp.*(a)	56,100	6,343,788

Capital Markets — 2.0%
Ameriprise Financial, Inc.	65,900	7,581,795
State Street Corp.	154,900	11,368,111

		18,949,906

Chemicals — 3.8%
Ashland, Inc.	96,600	9,374,064
Cabot Corp.	77,800	3,998,920
Celanese Corp. (Class A Stock)	63,300	3,501,123
CF Industries Holdings, Inc.	18,900	4,404,456
Eastman Chemical Co.	35,300	2,848,710
Huntsman Corp.(a)	301,600	7,419,360
Olin Corp.(a)	150,500	4,341,925

		35,888,558

Commercial Banks — 5.2%
Banco Latinoamericano de Comercio Exterior SA (Supranational Bank)	116,300	3,258,726
BankUnited, Inc.	193,200	6,360,144
BB&T Corp.	119,400	4,456,008
Comerica, Inc.	120,900	5,747,586
Fifth Third BanCorp	288,900	6,075,567
Huntington Bancshares, Inc.	1,033,300	9,971,345
KeyCorp	530,500	7,119,310
PNC Financial Services Group, Inc.	22,600	1,753,308
Regions Financial Corp.	468,600	4,634,454

		49,376,448

Commercial Services & Supplies — 4.1%
ADT Corp. (The)(a)	183,100	7,410,057
Brink’s Co. (The)	100,100	3,417,414
Consolidated Graphics, Inc.*	33,300	2,245,752
Covanta Holding Corp.	411,200	7,298,800
Pitney Bowes, Inc.(a)	205,300	4,783,490
Republic Services, Inc.	128,400	4,262,880
RR Donnelley & Sons Co.(a)	174,300	3,534,804

COMMON STOCKS (continued)	Shares	Value (Note 2)
Commercial Services & Supplies (continued)
Tyco International Ltd.	132,800	$5,450,112

		38,403,309

Communications Equipment — 0.9%
Brocade Communications Systems, Inc.*	284,700	2,525,289
Comtech Telecommunications Corp.	35,200	1,109,504
Harris Corp.	74,700	5,214,807

		8,849,600

Computers & Peripherals — 1.7%
Lexmark International, Inc. (Class A Stock)(a)	62,700	2,227,104
Seagate Technology PLC	126,400	7,098,624
Western Digital Corp.	79,800	6,695,220

		16,020,948

Construction & Engineering — 1.6%
AECOM Technology Corp.*	33,800	994,734
KBR, Inc.	211,200	6,735,168
Tutor Perini Corp.*	113,100	2,974,530
URS Corp.	83,300	4,414,067

		15,118,499

Consumer Finance — 1.2%
Capital One Financial Corp.	31,500	2,413,215
Discover Financial Services	59,700	3,340,215
Nelnet, Inc. (Class A Stock)	76,900	3,240,566
SLM Corp.	95,000	2,496,600

		11,490,596

Containers & Packaging — 1.0%
Avery Dennison Corp.	74,850	3,756,721
Owens-Illinois, Inc.*	70,600	2,526,068
Rock-Tenn Co. (Class A Stock)	33,400	3,507,334

		9,790,123

Diversified Telecommunication Services — 0.2%
Vonage Holdings Corp.*	479,900	1,598,067

Electric Utilities — 3.6%
American Electric Power Co., Inc.	147,700	6,903,498
Edison International	272,200	12,602,860
Entergy Corp.	112,500	7,117,875
Pinnacle West Capital Corp.	101,000	5,344,920
Portland General Electric Co.	74,000	2,234,800

		34,203,953

Electrical Equipment — 0.4%
Regal-Beloit Corp.	52,200	3,848,184

Electronic Equipment, Instruments & Components — 2.3%
Dolby Laboratories, Inc. (Class A Stock)*(a)	173,700	6,697,872
Flextronics International Ltd. (Singapore)*	704,100	5,470,857
Ingram Micro, Inc. (Class A Stock)*	133,900	3,141,294
TE Connectivity Ltd. (Switzerland)	68,200	3,758,502
Tech Data Corp.*	59,100	3,049,560

		22,118,085

Energy Equipment & Services — 2.0%
Cameron International Corp.*	122,300	7,280,519
Helmerich & Payne, Inc.	92,400	7,768,992
McDermott International, Inc.*(a)	187,900	1,721,164

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Energy Equipment & Services (continued)
Superior Energy Services, Inc.*	83,200	$2,213,952

		18,984,627

Food & Staples Retailing — 3.5%
CVS Caremark Corp.	119,700	8,566,929
Kroger Co. (The)	143,600	5,676,508
Safeway, Inc.	586,050	19,087,649

		33,331,086

Food Products — 1.4%
Archer-Daniels-Midland Co.	75,500	3,276,700
Bunge Ltd.	20,600	1,691,466
Fresh Del Monte Produce, Inc.	77,500	2,193,250
Sanderson Farms, Inc.	35,000	2,531,550
Tyson Foods, Inc. (Class A Stock)	118,300	3,958,318

		13,651,284

Health Care Equipment & Supplies — 2.7%
Covidien PLC	112,400	7,654,440
Greatbatch, Inc.*	44,900	1,986,376
St. Jude Medical, Inc.	52,200	3,233,790
Zimmer Holdings, Inc.	132,000	12,301,080

		25,175,686

Health Care Providers & Services — 4.8%
Aetna, Inc.	71,300	4,890,467
Bio-Reference Labs, Inc.*(a)	47,902	1,223,417
Cardinal Health, Inc.	171,100	11,431,191
Community Health Systems, Inc.*	53,100	2,085,237
Humana, Inc.	55,100	5,687,422
Kindred Healthcare, Inc.(a)	151,500	2,990,610
McKesson Corp.	15,500	2,501,700
Omnicare, Inc.(a)	178,900	10,798,404
Select Medical Holdings Corp.	349,000	4,051,890

		45,660,338

Hotels, Restaurants & Leisure — 0.5%
Brinker International, Inc.	61,700	2,859,178
International Game Technology	107,700	1,955,832

		4,815,010

Household Durables — 1.1%
Harman International Industries, Inc.	48,000	3,928,800
Whirlpool Corp.	38,100	5,976,366

		9,905,166

Household Products — 0.5%
Energizer Holdings, Inc.	42,000	4,546,080

Independent Power Producers & Energy Traders — 1.4%
AES Corp. (The)	940,000	13,639,400

Insurance — 6.9%
Aflac, Inc.	54,300	3,627,240
Allstate Corp. (The)	87,200	4,755,888
American Financial Group, Inc.	74,500	4,300,140
Aspen Insurance Holdings Ltd.	71,100	2,937,141
Endurance Specialty Holdings Ltd.	49,900	2,927,633
Hartford Financial Services Group, Inc. (The)	166,900	6,046,787
HCC Insurance Holdings, Inc.	50,000	2,307,000
Lincoln National Corp.	119,200	6,153,104
Maiden Holdings Ltd.	189,700	2,073,421

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance (continued)
Montpelier Re Holdings Ltd. (Bermuda)	84,700	$2,464,770
PartnerRe Ltd.	58,900	6,209,827
Platinum Underwriters Holdings Ltd.	31,300	1,918,064
Principal Financial Group, Inc.	82,900	4,087,799
StanCorp Financial Group, Inc.	52,100	3,451,625
Unum Group	186,100	6,528,388
Validus Holdings Ltd.	138,500	5,580,165

		65,368,992

IT Services — 3.0%
Amdocs Ltd.	295,700	12,194,668
Convergys Corp.	152,500	3,210,125
Teradata Corp.*(a)	122,900	5,590,721
Western Union Co. (The)	439,100	7,574,475

		28,569,989

Machinery — 2.6%
AGCO Corp.	131,600	7,789,404
Briggs & Stratton Corp.	70,400	1,531,904
Crane Co.	32,151	2,162,155
Oshkosh Corp.	51,700	2,604,646
Trinity Industries, Inc.	97,300	5,304,796
Valmont Industries, Inc.(a)	37,300	5,562,176

		24,955,081

Media — 0.4%
Gannett Co., Inc.	93,900	2,777,562
Scholastic Corp.	35,500	1,207,355

		3,984,917

Metals & Mining — 0.3%
Reliance Steel & Aluminum Co.	36,000	2,730,240

Multiline Retail — 2.4%
Dillard’s, Inc. (Class A Stock)	41,600	4,043,936
Kohl’s Corp.	244,297	13,863,855
Macy’s, Inc.	85,800	4,581,720

		22,489,511

Multi-Utilities — 2.3%
Ameren Corp.	158,700	5,738,592
CenterPoint Energy, Inc.	306,300	7,100,034
Public Service Enterprise Group, Inc.	280,200	8,977,608

		21,816,234

Office Electronics — 0.8%
Xerox Corp.	621,700	7,566,089

Oil, Gas & Consumable Fuels — 5.5%
Devon Energy Corp.	149,900	9,274,313
Energy Transfer Partners LP(a)	39,059	2,236,128
Hess Corp.	59,600	4,946,800
Marathon Oil Corp.	91,500	3,229,950
Marathon Petroleum Corp.	71,300	6,540,349
Murphy Oil Corp.	109,100	7,078,408
Southwestern Energy Co.*	79,800	3,138,534
Tesoro Corp.	80,900	4,732,650
Valero Energy Corp.	121,200	6,108,480
Western Refining, Inc.(a)	101,900	4,321,579

		51,607,191

Paper & Forest Products — 0.3%
Domtar Corp.	25,100	2,367,934

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Personal Products — 0.2%
USANA Health Sciences, Inc.*(a)	30,900	$2,335,422

Pharmaceuticals — 0.4%
Mallinckrodt PLC*	13,800	721,188
Questcor Pharmaceuticals, Inc.(a)	50,600	2,755,170

		3,476,358

Real Estate Investment Trusts (REITs) — 7.2%
Ashford Hospitality Prime, Inc.	39,660	721,812
Ashford Hospitality Trust, Inc.	198,300	1,641,924
Brandywine Realty Trust(a)	253,400	3,570,406
CBL & Associates Properties, Inc.	193,200	3,469,872
CommonWealth REIT	209,000	4,871,790
Corrections Corp. of America(a)	337,704	10,830,167
DuPont Fabros Technology, Inc.(a)	122,600	3,029,446
Government Properties Income Trust(a)	84,200	2,092,370
Hospitality Properties Trust	178,300	4,819,449
Inland Real Estate Corp.	251,700	2,647,884
Lexington Realty Trust(a)	336,400	3,434,644
MFA Financial, Inc.(a)	357,400	2,523,244
Omega Healthcare Investors, Inc.(a)	94,200	2,807,160
Pennsylvania Real Estate Investment Trust	120,800	2,292,784
PennyMac Mortgage Investment Trust(a)	124,800	2,865,408
Starwood Property Trust, Inc.	293,100	8,118,870
Summit Hotel Properties, Inc.	104,400	939,600
Sunstone Hotel Investors, Inc.	311,700	4,176,780
Two Harbors Investment Corp.	367,400	3,409,472

		68,263,082

Road & Rail — 1.2%
Avis Budget Group, Inc.*	161,500	6,527,830
Hertz Global Holdings, Inc.*	166,800	4,773,816

		11,301,646

Semiconductors & Semiconductor Equipment — 1.5%
Amkor Technology, Inc.*	321,928	1,973,418
Marvell Technology Group Ltd.	203,400	2,924,892
Skyworks Solutions, Inc.*	229,800	6,563,088
Synaptics, Inc.*(a)	49,400	2,559,414

		14,020,812

Software — 3.2%
CA, Inc	130,200	4,381,230
Cadence Design Systems, Inc.*(a)	269,400	3,776,988
Check Point Software Technologies Ltd. (Israel)*(a)	110,900	7,155,268
Nuance Communications, Inc.*(a)	533,600	8,110,720
Symantec Corp.	283,700	6,689,646

		30,113,852

Specialty Retail — 3.7%
Best Buy Co., Inc.	201,600	8,039,808
CST Brands, Inc.	16,122	592,000
Express, Inc.*	380,400	7,102,068
Foot Locker, Inc.	96,300	3,990,672
GameStop Corp. (Class A Stock)	103,100	5,078,706
Outerwall, Inc.*(a)	29,200	1,964,284
RadioShack Corp.*(a)	107,700	280,020
Staples, Inc.	495,800	7,878,262

		34,925,820

COMMON STOCKS (continued)	Shares	Value (Note 2)
Thrifts & Mortgage Finance — 0.9%
People’s United Financial, Inc.(a)	551,200	$8,334,144

Trading Companies & Distributors — 0.4%
Aircastle Ltd.	176,098	3,374,038

TOTAL LONG-TERM INVESTMENTS (cost $714,424,016)		926,707,175

SHORT-TERM INVESTMENT — 13.1%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $123,692,521; includes $103,488,792 of cash collateral for securities on loan)(b)(w)(Note 4)	123,692,521	123,692,521

TOTAL INVESTMENTS — 111.1% (cost $838,116,537)		1,050,399,696
LIABILITIES IN EXCESS OF OTHER ASSETS — (11.1)%		(104,812,907)

NET ASSETS — 100.0%		$945,586,789

The following abbreviation is used in the Portfolio descriptions:

REIT	Real Estate Investment Trust.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $101,192,644; cash collateral of $103,488,792 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$926,707,175	$—	$—
Affiliated Money Market Mutual Fund	123,692,521	—	—

Total	$1,050,399,696	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

Affiliated Money Market Mutual Fund (10.9% represents investments purchased with collateral from securities on loan)	13.1%
Real Estate Investment Trusts (REITs)	7.2
Insurance	6.9
Aerospace & Defense	5.7
Oil, Gas & Consumable Fuels	5.5
Commercial Banks	5.2
Health Care Providers & Services	4.8
Commercial Services & Supplies	4.1
Chemicals	3.8
Specialty Retail	3.7
Electric Utilities	3.6
Food & Staples Retailing	3.5
Software	3.2
IT Services	3.0
Health Care Equipment & Supplies	2.7
Machinery	2.6
Auto Components	2.5
Multiline Retail	2.4
Electronic Equipment, Instruments & Components	2.3
Multi-Utilities	2.3
Energy Equipment & Services	2.0
Capital Markets	2.0
Computers & Peripherals	1.7
Construction & Engineering	1.6
Semiconductors & Semiconductor Equipment	1.5
Food Products	1.4
Independent Power Producers & Energy Traders	1.4
Consumer Finance	1.2
Road & Rail	1.2
Household Durables	1.1
Containers & Packaging	1.0
Communications Equipment	0.9
Thrifts & Mortgage Finance	0.9
Office Electronics	0.8
Biotechnology	0.7
Hotels, Restaurants & Leisure	0.5
Household Products	0.5
Media	0.4
Electrical Equipment	0.4
Pharmaceuticals	0.4
Trading Companies & Distributors	0.4
Metals & Mining	0.3
Paper & Forest Products	0.3

Personal Products	0.2%
Diversified Telecommunication Services	0.2

111.1
Liabilities in excess of other assets	(11.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instrumentsis equity risk. The effects of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Asset and Liabilities and the Statement of Operations is presented in the summary below.

The Portfolio did not hold any derivative instruments as of December 31, 2013, accordingly, no derivative positions were presented in the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)
Equity contracts	$2,229

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

For the year ended December 31, 2013, the Portfolio did not have any unrealized appreciation or (depreciation) on derivatives recognized in income.

The Portfolio invested in financial instruments during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$101,192,644	$ —	$ —	$101,192,644
Collateral Amount Pledged/(Received):
Securities on loan				(101,192,644)

Net Amount				$—

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $101,192,644:
Unaffiliated investments (cost $714,424,016)	$926,707,175
Affiliated investments (cost $123,692,521)	123,692,521
Dividends receivable	1,621,542
Receivable for fund share sold	105,258
Receivable for investments sold	35,998
Tax reclaim receivable	1,677
Prepaid expenses	13,170

Total Assets	1,052,177,341

LIABILITIES:
Payable to broker for collateral for securities on loan	103,488,792
Payable for fund share repurchased	1,789,570
Payable for investments purchased	869,443
Advisory fees payable	361,626
Accrued expenses and other liabilities	67,626
Distribution fee payable	13,078
Affiliated transfer agent fee payable	417

Total Liabilities	106,590,552

NET ASSETS	$945,586,789

Net assets were comprised of:
Paid-in capital	$659,357,088
Retained earnings	286,229,701

Net assets, December 31, 2013	$945,586,789

Net asset value and redemption price per share, $945,586,789 / 39,284,808 outstanding shares of beneficial interest	$24.07

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Unaffiliated dividend income (net of $3,918 foreign withholding tax)	$16,871,067
Affiliated income from securities lending, net	493,553
Affiliated dividend income	36,492

17,401,112

EXPENSES
Advisory fees	6,189,992
Distribution fee (Note 4)	620,808
Custodian and accounting fees	115,000
Shareholder servicing fees and expenses (Note 4)	80,113
Audit fee	24,000
Trustees’ fees	15,000
Legal fees and expenses	12,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Insurance expenses	7,000
Shareholders’ reports	7,000
Commitment fee on syndicated credit agreement	4,000
Loan interest expense (Note 7)	612
Miscellaneous	10,837

Total expenses	7,095,362
Less: shareholder servicing fee waiver	(7,458)

Net expenses	7,087,904

NET INVESTMENT INCOME	10,313,208

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	52,214,416
Net change in unrealized appreciation (depreciation) on:
Investments	169,735,197
Foreign currencies	(38)

169,735,159

NET GAIN ON INVESTMENTS	221,949,575

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$232,262,783

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$10,313,208	$8,003,184
Net realized gain on investment transactions	52,214,416	23,549,570
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	169,735,159	39,990,487

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	232,262,783	71,543,241

DISTRIBUTIONS	—	(4,917,857)

FUND SHARE TRANSACTIONS:
Fund share sold [15,296,950 and 6,992,173 shares, respectively]	327,928,480	110,553,331
Fund share issued in reinvestment of distributions [0 and 328,734 shares, respectively]	—	4,917,857
Fund share repurchased [5,197,534 and 6,991,827 shares, respectively]	(109,404,165)	(109,880,431)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	218,524,315	5,590,757

TOTAL INCREASE IN NET ASSETS	450,787,098	72,216,141
NET ASSETS:
Beginning of year	494,799,691	422,583,550

End of year	$945,586,789	$494,799,691

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 99.2%
COMMON STOCKS — 93.2%	Shares	Value (Note 2)
Argentina — 0.7%
Arcos Dorados Holdings, Inc. (Class A Stock)	41,300	$500,556
Banco Macro SA, ADR*(a)	14,490	351,672
BBVA Banco Frances SA, ADR*	17,400	121,104
Cresud SACIF y A, ADR	12,101	122,220
Grupo Financiero Galicia SA, ADR(a)	32,630	340,983
IRSA Inversiones y Representaciones SA, ADR(a)	13,380	162,032
MercadoLibre, Inc.	9,300	1,002,447
Pampa Energia SA, ADR*	44,400	232,656
Petrobras Argentina SA (Class B Stock)	96,144	76,703
Petrobras Argentina SA, ADR	170,488	946,208
Telecom Argentina SA, ADR	45,030	776,317
Transportadora de Gas del Sur SA, ADR	68,030	147,625

		4,780,523

Belgium
Viohalco SA*	37,903	193,452

Botswana — 0.8%
Barclays Bank of Botswana Ltd.(g)	272,230	170,947
Botswana Insurance Holdings Ltd.(g)	425,050	512,777
First National Bank of Botswana(g)	2,827,716	1,303,098
Letshego Holdings Ltd.(g)	8,368,728	2,210,587
Sechaba Breweries Ltd.(g)	464,634	1,009,487
Standard Chartered Bank Botswana Ltd.(g)	245,110	327,931

		5,534,827

Brazil — 3.5%
ALL - America Latina Logistica SA	109,600	304,748
AMBEV SA	64,600	474,249
AMBEV SA, ADR(a)	291,000	2,138,850
Banco Bradesco SA, ADR	7,560	94,727
Banco do Brasil SA	98,775	1,021,558
Banco Santander Brasil SA	73,700	436,718
BM&FBovespa SA	130,799	613,177
BR Malls Participacoes SA	33,100	239,209
BR Properties SA	20,100	158,466
BRF SA	57,360	1,197,406
Brookfield Incorporacoes SA*	226,200	110,260
CCR SA	142,500	1,073,318
CETIP SA - Mercados Organizados	35,500	364,141
Cia de Saneamento Basico do Estado de Sao Paulo	7,200	80,751
Cia de Saneamento Basico do Estado de Sao Paulo, ADR(a)	46,200	523,908
Cia de Saneamento de Minas Gerais-COPASA	19,000	299,587
Cia Energetica de Minas Gerais, ADR	75,782	590,342
Cia Hering	25,600	324,442
Cia Paranaense de Energia, ADR	15,400	202,356
Cia Siderurgica Nacional SA	52,700	321,215
Cielo SA	55,416	1,542,041
Cosan SA Industria e Comercio	13,900	233,194
CPFL Energia SA	8,200	66,351
CPFL Energia SA, ADR	13,800	220,938
Cyrela Brazil Realty SA Empreendimentos e
Participacoes	22,600	137,942
Diagnosticos da America SA	35,600	219,704
EcoRodovias Infraestrutura e Logistica SA	22,700	142,401

COMMON STOCKS (continued)	Shares	Value (Note 2)
Brazil (continued)
EDP - Energias do Brasil SA	41,100	$197,726
Embraer SA, ADR	25,400	817,372
Even Construtora e Incorporadora SA	64,600	223,160
Hypermarcas SA	29,500	220,695
Iochpe-Maxion SA	19,300	213,922
JBS SA	102,267	380,155
Light SA	26,100	244,710
Localiza Rent A Car SA	27,615	389,542
Lojas Renner SA	10,300	266,313
Marfrig Alimentos SA*	85,440	144,860
MRV Engenharia e Participacoes SA	39,900	142,569
Multiplan Empreendimentos Imobiliarios SA	13,200	279,190
Natura Cosmeticos SA	15,100	264,782
OGX Petroleo e Gas Participacoes SA*	243,700	24,791
PDG Realty SA Empreendimentos e
Participacoes*	162,300	124,515
Petroleo Brasileiro SA, ADR	193,300	2,839,577
Qualicorp SA*	31,200	297,552
Souza Cruz SA	38,900	397,533
Tim Participacoes SA	195,333	1,020,857
Totvs SA	24,500	383,817
Tractebel Energia SA	27,600	420,449
Ultrapar Participacoes SA	29,900	709,083
WEG SA	51,100	674,908

		23,810,077

Bulgaria — 0.3%
CB First Investment Bank AD*(g)	155,563	265,892
Central Cooperative Bank AD*(g)	87,402	62,707
Chimimport AD*(g)	265,946	289,946
Corporate Commercial Bank AD*(g)	3,940	232,792
Industrial Holding Bulgaria PLC*(g)	72,512	42,792
MonBat AD	48,227	228,804
Olovno Tzinkov Komplex AD*	9,086	479
Petrol AD*	90,727	223,994
Sopharma AD Sofia(g)	197,237	543,141

		1,890,547

Chile — 2.6%
AES Gener SA	507,000	280,628
Aguas Andinas SA (Class A Stock)	561,800	362,858
Almendral SA	2,494,900	274,204
Antarchile SA	30,700	414,709
Banco de Chile	8,826,696	1,281,715
Banco de Credito e Inversiones	12,618	700,288
Banco Santander Chile	15,576,750	902,974
Banmedica SA	110,559	212,365
Besalco SA	115,400	123,803
CAP SA	20,750	394,832
Cencosud SA	212,022	763,594
Cia Cervecerias Unidas SA, ADR	13,450	324,279
Cia General de Electricidad SA	56,510	305,430
Colbun SA	1,591,750	363,305
Corpbanca SA	66,000,900	910,660
E.CL SA	98,700	127,548
Embotelladora Andina SA (Class B Stock), ADR	9,150	258,396
Empresa Nacional de Electricidad SA	627,100	933,603
Empresas CMPC SA	291,220	712,739
Empresas COPEC SA	120,150	1,609,706

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Chile (continued)
Enersis SA	2,929,600	$878,685
ENTEL Chile SA	23,550	319,584
Forus SA	18,500	93,593
Latam Airlines Group SA, ADR(a)(g)	59,735	974,278
Masisa SA	2,748,650	179,948
Parque Arauco SA	155,300	285,321
Quinenco SA	97,600	246,113
Ripley Corp. SA	341,500	246,963
SACI Falabella	156,550	1,404,168
Salfacorp SA	212,800	198,990
Sigdo Koppers SA	133,519	202,013
Sociedad Quimica y Minera de Chile SA, ADR	24,300	628,884
Sonda SA	161,925	388,287
Vina Concha y Toro SA	139,650	262,171

		17,566,634

China — 9.8%
AAC Technologies Holdings, Inc.	86,500	420,891
Agricultural Bank of China Ltd. (Class H Stock)	1,444,000	712,316
Air China Ltd. (Class H Stock)	390,000	292,036
Aluminum Corp. of China Ltd. (Class H Stock)*	1,066,000	372,003
Anhui Conch Cement Co. Ltd. (Class H Stock)	132,000	491,114
AviChina Industry & Technology Co. Ltd. (Class H Stock)	692,000	403,672
Baidu, Inc., ADR*	21,800	3,877,784
Bank of China Ltd. (Class H Stock)	3,668,000	1,693,236
Bank of Communications Co. Ltd. (Class H Stock)	649,800	459,837
BBMG Corp. (Class H Stock)	342,000	298,457
Beijing Capital International Airport Co. Ltd. (Class H Stock)	506,000	397,204
Beijing Enterprises Holdings Ltd.	29,000	288,065
Brilliance China Automotive Holdings Ltd.	350,000	571,694
BYD Co. Ltd. (Class H Stock)*	59,000	290,050
China Agri-Industries Holdings Ltd.	804,000	401,841
China CITIC Bank Corp. Ltd. (Class H Stock)	772,000	420,365
China Coal Energy Co. Ltd. (Class H Stock)	437,000	246,406
China Communications Construction Co. Ltd. (Class H Stock)	460,000	372,224
China Communications Services Corp. Ltd. (Class H Stock)	396,000	245,561
China Construction Bank Corp. (Class H Stock)	4,311,670	3,264,416
China Everbright Ltd.	172,000	272,878
China Life Insurance Co. Ltd. (Class H Stock)	397,000	1,251,263
China Longyuan Power Group Corp. (Class H Stock)	395,000	509,413
China Mengniu Dairy Co. Ltd.	158,000	751,458
China Merchants Bank Co. Ltd. (Class H Stock)	270,269	577,986
China Merchants Holdings International Co. Ltd.	148,000	542,207
China Minsheng Banking Corp Ltd. (Class H Stock)	349,000	388,976

COMMON STOCKS (continued)	Shares	Value (Note 2)
China (continued)
China Mobile Ltd.	486,000	$5,062,335
China National Building Material Co. Ltd. (Class H Stock)	516,000	556,924
China Oilfield Services Ltd. (Class H Stock)	138,000	429,860
China Overseas Land & Investment Ltd.	254,720	718,985
China Pacific Insurance Group Co. Ltd. (Class H Stock)	107,400	422,497
China Petroleum & Chemical Corp. (Class H Stock)	2,029,000	1,664,848
China Railway Group Ltd. (Class H Stock)	363,000	187,949
China Resources Enterprise Ltd.	178,000	592,163
China Resources Land Ltd.	128,000	318,458
China Resources Power Holdings Co. Ltd.	187,400	444,786
China Shanshui Cement Group Ltd.	551,000	237,447
China Shenhua Energy Co. Ltd. (Class H Stock)	307,500	973,165
China Shipping Container Lines Co. Ltd. (Class H Stock)*	1,105,000	289,015
China Shipping Development Co. Ltd. (Class H Stock)*	590,000	459,686
China Taiping Insurance Holdings Co. Ltd.*	119,600	244,870
China Telecom Corp. Ltd. (Class H Stock)	1,682,000	849,770
China Unicom Hong Kong Ltd.	564,052	847,816
China Vanke Co. Ltd. (Class B Stock)	136,500	213,125
China Yurun Food Group Ltd.*	741,000	476,953
Chongqing Changan Automobile Co. Ltd. (Class B Stock)(g)	349,504	689,606
CITIC Pacific Ltd.	343,000	526,002
CNOOC Ltd. (Class H Stock)	1,419,000	2,639,025
COSCO Pacific Ltd.	252,000	346,851
Country Garden Holdings Co. Ltd.	546,831	331,488
Ctrip.com International Ltd., ADR*(a)	15,000	744,300
Datang International Power Generation Co. Ltd. (Class H Stock)	892,000	412,515
Dongfeng Motor Group Co. Ltd. Class H
Stock (Class H Stock)	322,000	505,694
Evergrande Real Estate Group Ltd.	746,000	285,791
Golden Eagle Retail Group Ltd.	242,000	320,370
Guangdong Investment Ltd.	306,000	299,359
Guangzhou Automobile Group Co. Ltd. (Class H Stock)	187,909	206,222
Huaneng Power International, Inc. (Class H Stock)	402,000	364,458
Industrial & Commercial Bank of China Ltd. (Class H Stock)	4,378,000	2,968,768
Inner Mongolia Yitai Coal Co. Ltd. (Class B Stock)	201,784	356,956
Jiangsu Expressway Co. Ltd. (Class H Stock)	160,000	196,639
Jiangxi Copper Co. Ltd. (Class H Stock)	129,000	233,515
Kunlun Energy Co. Ltd.	374,000	661,101
Lenovo Group Ltd.	486,000	592,445
Li Ning Co. Ltd.*	706,250	558,899
Mindray Medical International Ltd., ADR(a)	16,000	581,760
NetEase, Inc., ADR(a)	7,500	589,500
New Oriental Education & Technology Group, ADR	16,800	529,200
Nine Dragons Paper Holdings Ltd.	289,000	252,436
NVC Lighting Holdings Ltd.	1,254,000	301,212
PetroChina Co. Ltd. (Class H Stock)	1,796,000	1,971,186

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
China (continued)
PICC Property & Casualty Co. Ltd. (Class H Stock)	316,000	$469,918
Ping An Insurance (Group) Co. of China Ltd. (Class H Stock)	108,500	974,778
Real Gold Mining Ltd.*	209,000	—
Shandong Weigao Group Medical Polymer Co. Ltd. (Class H Stock)	120,000	162,384
Shanghai Electric Group Co. Ltd. (Class H Stock)	1,012,000	368,841
Shanghai Industrial Holdings Ltd.	85,000	311,536
Sihuan Pharmaceutical Holdings Group Ltd.	379,000	346,840
SINA Corp.*	6,900	581,325
Sino-Ocean Land Holdings Ltd.	445,500	293,173
Sinopharm Group Co. Ltd. (Class H Stock)	245,200	705,434
Soho China Ltd.	132,000	113,960
Sohu.com, Inc.*	5,500	401,115
Tencent Holdings Ltd.	72,300	4,629,186
Tingyi Cayman Islands Holding Corp.	192,000	555,639
Tsingtao Brewery Co. Ltd. (Class H Stock)	30,000	254,231
Want Want China Holdings Ltd.	753,400	1,090,430
Weichai Power Co. Ltd. (Class H Stock)	52,000	210,341
WuXi PharmaTech Cayman, Inc., ADR*	26,200	1,005,556
Yangzijiang Shipbuilding Holdings Ltd.	330,000	310,587
Yantai Changyu Pioneer Wine Co. Ltd. (Class B Stock)	108,690	361,632
Zhejiang Expressway Co. Ltd. (Class H Stock)	430,000	407,110
Zhongsheng Group Holdings Ltd.	270,000	373,514
Zijin Mining Group Co. Ltd. (Class H Stock)	1,492,000	321,296
ZTE Corp. (Class H Stock)*	110,608	220,406

		66,738,535

Colombia — 1.3%
Almacenes Exito SA	58,958	916,446
Banco Davivienda SA	13,400	164,271
Banco de Bogota SA	13,800	511,244
BanColombia SA, ADR	20,700	1,014,714
Cementos Argos SA, ADR	55,300	280,798
Corporacion Financiera Colombiana SA	15,814	324,474
Ecopetrol SA	578,800	1,109,617
Empresa de Energia de Bogota SA	635,800	505,675
Grupo Argos SA	47,100	474,417
Grupo Aval Acciones y Valores(g)	660,800	443,386
Grupo de Inversiones Suramericana SA	29,900	522,088
Grupo Nutresa SA	75,282	1,031,324
Grupo Odinsa SA(g)	93,314	395,497
Interconexion Electrica SA ESP	135,800	640,300
Isagen SA ESP	384,100	646,800
Tableros y Maderas de Caldas SA	16,547,868	68,592

		9,049,643

Croatia — 0.5%
Atlantska Plovidba dd*(g)	2,227	157,610
Ericsson Nikola Tesla(g)	2,615	688,913
Hrvatski Telekom dd(g)	30,545	976,610
Koncar-Elektroindustrija dd(g)	1,210	144,292
Petrokemija dd*(g)	14,297	435,023
Podravka prehrambena industija dd*(g)	14,200	653,379
Zagrebacka Banka dd(g)	55,500	296,283

		3,352,110

COMMON STOCKS (continued)	Shares	Value (Note 2)
Czech Republic — 1.4%
CEZ A/S	127,350	$3,321,859
Komercni Banka A/S	13,200	2,944,264
Pegas Nonwovens SA(g)	36,007	1,073,356
Telefonica Czech Republic A/S	77,300	1,148,250
Unipetrol A/S*(g)	135,600	1,147,107

		9,634,836

Egypt — 0.3%
Global Telecom Holding, GDR*	523,100	1,772,891

Estonia — 0.8%
Merko Ehitus A/S(g)	32,608	322,985
Nordecon A/S*(g)	60,000	86,669
Olympic Entertainment Group A/S(g)	350,536	896,955
Tallink Group A/S(g)	2,334,200	2,857,942
Tallinna Kaubamaja A/S(g)	88,428	644,749
Tallinna Vesi A/S (Class A Stock)(g)	21,500	351,974

		5,161,274

France
Lafarge Cement WAPCO Nigeria PLC	272,900	196,466

Ghana — 0.5%
CAL Bank Ltd.(g)	1,140,075	467,599
Ecobank Transnational, Inc.	1,910,859	193,679
Ecobank Transnational, Inc.*	130,579	—
Ghana Commercial Bank Ltd.(g)	1,190,800	2,442,021
Standard Chartered Bank Ghana Ltd.(g)	78,000	492,736

		3,596,035

Greece — 1.5%
Alpha Bank A.E.*	710,100	617,069
Costamare, Inc.	9,200	168,084
Diana Shipping, Inc.*(a)	38,200	507,678
DryShips, Inc.*(a)	121,600	571,520
Ellaktor SA*	81,041	354,445
Folli Follie SA*	14,016	451,196
Frigoglass SA*	12,982	91,075
GEK Terna Holding Real Estate Construction SA*	74,889	342,291
Hellenic Exchanges SA Holding Clearing
Settlement and Registry	32,159	354,063
Hellenic Petroleum SA	27,540	287,520
Hellenic Telecommunications Organization SA*	80,300	1,069,526
Intralot SA-Integrated Lottery Systems & Services	40,700	103,098
Jumbo SA*	49,200	784,500
Marfin Investment Group Holdings SA*	145,802	76,386
Metka SA	17,500	275,606
Motor Oil Hellas Corinth Refineries SA	22,778	257,580
Mytilineos Holdings SA*	48,157	376,396
National Bank of Greece SA*	115,800	621,694
OPAP SA	83,200	1,107,827
Piraeus Bank SA*	287,900	608,700
Public Power Corp. SA	45,995	683,658
Titan Cement Co. SA*	18,561	505,582

		10,215,494

Hong Kong — 0.3%
Chaoda Modern Agriculture Holdings Ltd.*	821,520	94,474

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hong Kong (continued)
China High Speed Transmission Equipment Group Co. Ltd.*	619,000	$337,195
Kingboard Chemical Holdings Ltd.	165,000	431,858
Ports Design Ltd.(g)	432,500	335,236
Shimao Property Holdings Ltd.	89,000	205,164
Sino Biopharmaceutical Ltd.	532,000	422,902

		1,826,829

Hungary — 1.4%
Magyar Telekom Telecommunications PLC	747,590	1,087,484
MOL Hungarian Oil & Gas PLC	39,280	2,631,946
OTP Bank PLC	167,450	3,181,425
Richter Gedeon Nyrt	147,000	2,988,325

		9,889,180

India — 6.4%
ACC Ltd.	6,400	114,914
Adani Enterprises Ltd.*	74,800	318,144
Adani Power Ltd.*	366,900	231,460
Ambuja Cements Ltd.	111,900	331,085
Apollo Hospitals Enterprise Ltd.	17,200	263,165
Asian Paints Ltd.	40,000	317,309
Axis Bank Ltd.	34,600	729,581
Bajaj Auto Ltd.	11,100	343,320
Bharat Heavy Electricals Ltd.	121,300	347,762
Bharti Airtel Ltd.*	315,480	1,686,686
Bosch Ltd.	2,600	423,541
Cairn India Ltd.	63,680	333,697
Canara Bank	30,000	137,257
Cipla Ltd.	37,410	242,650
Coal India Ltd.	104,550	491,063
Colgate-Palmolive India Ltd.	8,400	183,914
Crompton Greaves Ltd.	144,000	300,092
DLF Ltd.	54,830	148,101
Dr. Reddy’s Laboratories Ltd.	11,300	462,490
Essar Oil Ltd.*	157,350	138,490
GAIL India Ltd.	71,300	394,979
Glenmark Pharmaceuticals Ltd.	20,690	178,651
Godrej Consumer Products Ltd.	11,200	155,433
HCL Technologies Ltd.	26,200	535,342
HDFC Bank Ltd.	110,700	1,194,175
HDFC Bank Ltd., ADR	12,050	415,002
Hero Motorcorp Ltd.	10,700	359,326
Hindalco Industries Ltd.	199,300	395,867
Hindustan Unilever Ltd.	113,300	1,045,969
Housing Development Finance Corp.	189,000	2,433,483
ICICI Bank Ltd., ADR	32,180	1,196,131
Idea Cellular Ltd.	185,260	500,646
IDFC Ltd.	170,670	303,448
IFCI Ltd.*	352,400	146,798
Indian Oil Corp. Ltd.*	97,500	337,577
Infosys Ltd., ADR	67,030	3,793,898
ITC Ltd.	221,540	1,153,627
Jaiprakash Associates Ltd.	202,105	178,542
Jindal Steel & Power Ltd.*	79,160	334,732
JSW Energy Ltd.	299,700	274,055
Kotak Mahindra Bank Ltd.	42,258	498,831
Larsen & Toubro Ltd., GDR, RegS	36,393	629,963
LIC Housing Finance Ltd.	35,100	124,722
Lupin Ltd.	20,599	302,619

COMMON STOCKS (continued)	Shares	Value (Note 2)
India (continued)
Mahindra & Mahindra Ltd., GDR	39,160	$548,240
Maruti Suzuki India Ltd.	9,690	276,836
Mundra Port & Special Economic Zone Ltd.	131,800	331,879
Nestle India Ltd.	4,700	401,899
NHPC Ltd.	846,600	267,751
NTPC Ltd.	366,500	812,650
Oil & Natural Gas Corp. Ltd.	304,520	1,423,630
Oil India Ltd.	28,200	222,641
Oracle Financial Services Software Ltd.*	7,600	405,237
Power Grid Corp. of India Ltd.	348,290	562,898
Ranbaxy Laboratories Ltd., GDR, RegS*	33,030	242,936
Reliance Capital Ltd.*	48,100	281,919
Reliance Communications Ltd.*	157,500	331,759
Reliance Industries Ltd., GDR, 144A	112,800	3,275,712
Reliance Infrastructure Ltd.	49,750	343,374
Reliance Power Ltd.*	148,647	176,291
Rural Electrification Corp. Ltd.	45,700	163,281
Sesa Sterlite Ltd.	166,972	547,104
Siemens Ltd.	36,400	390,804
State Bank of India, GDR, RegS	9,838	562,242
Steel Authority of India Ltd.	221,400	259,752
Sun Pharmaceutical Industries Ltd.	81,300	746,818
Suzlon Energy Ltd.*	890,100	148,409
Tata Communications Ltd.	48,000	239,864
Tata Consultancy Services Ltd.	60,160	2,114,389
Tata Motors Ltd., ADR	18,790	578,732
Tata Power Co. Ltd.	272,300	402,559
Tata Steel Ltd.	44,690	307,155
Tech Mahindra Ltd.	12,152	361,435
Titan Co. Ltd.	45,100	167,700
Ultra Tech Cement Ltd.	12,300	351,251
Unitech Ltd.*	673,490	166,817
Wipro Ltd.	108,570	979,007
Yes Bank Ltd.	48,000	288,354
Zee Entertainment Enterprises Ltd.	75,800	339,515

		43,449,377

Indonesia — 2.8%
Adaro Energy Tbk PT	6,554,100	588,858
AKR Corporindo Tbk PT	2,029,000	731,105
Astra Agro Lestari Tbk PT	207,000	427,343
Astra International Tbk PT	3,266,500	1,829,416
Bank Central Asia Tbk PT	1,936,500	1,531,883
Bank Danamon Indonesia Tbk PT	558,500	173,554
Bank Mandiri Persero Tbk PT	1,555,000	1,006,413
Bank Negara Indonesia Persero Tbk PT	1,173,000	382,075
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	1,379,700	101,099
Bank Rakyat Indonesia Persero Tbk PT	1,696,000	1,013,734
Bank Tabungan Negara Persero Tbk PT	1,200,100	85,946
Berlian Laju Tanker Tbk PT*	6,511,500	—
Borneo Lumbung Energi & Metal Tbk PT*	5,543,500	79,237
Bumi Resources Tbk PT*	7,746,000	191,266
Bumi Serpong Damai PT	1,852,000	196,460
Charoen Pokphand Indonesia Tbk PT	1,426,500	396,847
Energi Mega Persada Tbk PT*	23,809,500	137,305
Gudang Garam Tbk PT	119,500	413,317
Indo Tambangraya Megah Tbk PT	145,000	340,267
Indocement Tunggal Prakarsa Tbk PT	454,000	747,856
Indofood Sukses Makmur Tbk PT	771,000	418,994

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Indonesia (continued)
Indosat Tbk PT	466,000	$159,228
Jasa Marga Persero Tbk PT	731,000	284,250
Kalbe Farma Tbk PT	4,300,500	442,958
Lippo Karawaci Tbk PT	4,767,000	356,889
Perusahaan Gas Negara Persero Tbk PT	2,693,500	992,859
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	2,026,500	322,038
Semen Indonesia Persero Tbk PT	1,028,500	1,199,339
Tambang Batubara Bukit Asam Persero Tbk PT	232,500	195,320
Telekomunikasi Indonesia Persero Tbk PT	10,609,500	1,877,764
Unilever Indonesia Tbk PT	196,500	420,969
United Tractors Tbk PT	757,500	1,185,700
Vale Indonesia Tbk PT	1,106,500	241,388
Xl Axiata Tbk PT	775,800	331,910

		18,803,587

Jordan — 0.8%
Al Eqbal Co. for Investment PLC(g)	16,400	324,431
Arab Bank PLC(g)	228,645	2,530,945
Arab Potash Co.(g)	26,063	1,033,018
Cairo Amman Bank(g)	88,058	345,911
Capital Bank of Jordan*(g)	211,643	478,492
Jordan Telecommunications Co. PSC(g)	87,500	506,924
Jordanian Electric Power Co.(g)	95,667	440,687

		5,660,408

Kazakhstan — 0.6%
Halyk Savings Bank of Kazakhstan JSC, GDR, RegS(g)	188,191	1,928,958
Kazkommertsbank JSC, GDR, RegS*(g)	274,500	494,100
KazMunaiGas Exploration Production, GDR, RegS	99,000	1,554,300

		3,977,358

Kenya — 0.7%
ARM Cement Ltd.(g)	451,200	470,545
Bamburi Cement Co. Ltd.	39,100	95,145
Barclays Bank of Kenya Ltd.(g)	1,106,400	225,639
Co-operative Bank of Kenya Ltd. (Class L Stock)	1,129,820	232,379
East African Breweries Ltd.	276,200	928,134
Equity Bank Ltd.	1,204,200	429,075
Kenya Airways Ltd.*(g)	628,600	95,055
Kenya Commercial Bank Ltd.	1,006,740	551,199
Kenya Electricity Generating Co. Ltd.(g)	1,664,200	261,297
Kenya Power & Lighting Co. Ltd.(g)	1,162,905	190,673
Mumias Sugar Co. Ltd.*(g)	1,339,200	50,433
Safaricom Ltd.	10,108,500	1,270,883
Standard Chartered Bank Kenya Ltd.(g)	90,598	319,140

		5,119,597

Kuwait — 1.5%
Agility Public Warehousing Co. KSC	173,250	423,480
Al Ahli Bank of Kuwait KSC	175,382	273,258
Al-Qurain Petrochemicals Co.(g)	600,000	471,882
Aviation Lease & Finance Co. KSCC	230,000	232,118
Boubyan Petrochemicals Co.	167,500	385,535
Burgan Bank SAK	175,614	342,024
Commercial Bank of Kuwait SAK*(g)	210,000	550,283
Gulf Bank KSC*	351,250	466,426

COMMON STOCKS (continued)	Shares	Value (Note 2)
Kuwait (continued)
Gulf Cable & Electrical Industries Co.	67,500	$203,169
Kuwait Cement Co.(g)	169,050	218,622
Kuwait Finance House	426,304	1,207,660
Kuwait Foods Americana	87,500	780,807
Kuwait International Bank	170,317	177,916
Kuwait Portland Cement Co.(g)	66,000	327,195
Kuwait Projects Co. Holding KSC	150,670	330,791
Mabanee Co. SAKC	83,418	330,836
Mena Holding Group*	19,000	—
Mobile Telecommunications Co. KSC	666,500	1,628,488
National Bank of Kuwait	411,079	1,295,539
National Industries Group Holding*	442,500	367,117
Sultan Center Food Products Co.*(g)	430,000	150,744

		10,163,890

Latvia — 0.2%
Grindeks A/S*(g)	52,160	653,468
Latvian Shipping Co.*(g)	332,621	255,887
Ventspils Nafta*(g)	78,610	153,881

		1,063,236

Lebanon — 0.4%
Banque Audi sal - Audi Saradar Group(g)	72,521	470,661
Byblos Bank sal(g)	118,400	183,520
Solidere, GDR, RegS*(g)	210,465	2,294,069

		2,948,250

Lithuania — 0.2%
AB Amber Grid*(g)	73,506	73,718
Apranga PVA	78,286	280,016
Klaipedos Nafta PVA(g)	513,391	206,232
Lietuvos Dujos AB(g)	119,784	102,663
Pieno Zvaigzdes(g)	111,220	286,121
Rokiskio Suris(g)	145,010	317,191
Siauliu Bankas(g)	481,652	176,255

		1,442,196

Malaysia — 2.9%
AirAsia Bhd	263,500	177,211
Alliance Financial Group Bhd	116,300	169,159
AMMB Holdings Bhd	160,300	354,734
Axiata Group Bhd	362,225	763,823
Batu Kawan Bhd(g)	113,700	680,782
Berjaya Corp. Bhd	807,700	145,671
Berjaya Sports Toto Bhd	139,136	172,035
Boustead Holdings Bhd	131,760	226,070
British American Tobacco Malaysia Bhd	13,000	254,483
Bumi Armada Bhd	132,100	162,529
CIMB Group Holdings Bhd	244,700	570,357
Dialog Group Bhd	345,100	377,703
DiGi.Com Bhd	344,600	522,192
Felda Global Ventures Holdings Bhd	303,600	416,506
Gamuda Bhd	257,200	377,309
Genting Bhd	247,500	776,284
Genting Malaysia Bhd	345,400	462,410
Hong Leong Bank Bhd	54,000	237,629
Hong Leong Financial Group Bhd	43,900	207,750
IHH Healthcare Bhd*	252,600	297,908
IJM Corp. Bhd	156,640	281,506
IOI Corp. Bhd	246,946	355,429
IOI Properties Group Sdn Bhd*(g)	123,472	94,616

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Malaysia (continued)
Kian Joo Can Factory Bhd	294,600	$280,979
Kuala Lumpur Kepong Bhd	72,800	553,418
Kulim Malaysia Bhd	328,900	345,418
Lafarge Malaysia Bhd	80,600	210,881
Magnum Bhd	177,450	171,193
Malayan Banking Bhd	274,850	835,323
Malaysia Airports Holdings Bhd	84,400	231,904
Malaysia Marine & Heavy Engineering
Holdings Bhd	205,700	220,017
Malaysian Resources Corp. Bhd	273,300	107,836
Maxis Bhd	178,700	396,889
MMC Corp. Bhd	347,200	305,277
Parkson Holdings Bhd	168,491	141,459
Petronas Chemicals Group Bhd	430,200	909,628
Petronas Dagangan Bhd	74,600	716,651
Petronas Gas Bhd	59,200	439,171
PPB Group Bhd	58,500	288,680
Public Bank Bhd	124,437	737,617
RHB Capital Bhd	131,100	316,527
Sapurakencana Petroleum Bhd*	629,605	943,168
Sime Darby Bhd	550,600	1,601,720
Tan Chong Motor Holdings Bhd	144,700	273,452
Telekom Malaysia Bhd	269,800	457,317
Tenaga Nasional Bhd	202,300	703,517
UEM Sunrise Bhd	189,900	137,123
UMW Holdings Bhd	47,000	173,280
WCT Holdings Bhd	204,715	128,281
YTL Corp. Bhd	668,441	330,907

		20,041,729

Mauritius — 0.6%
CIM Financial Services Ltd.(g)	202,500	54,854
Lux Island Resorts Ltd.*(g)	76,628	100,216
Mauritius Commercial Bank(g)	310,260	2,168,206
New Mauritius Hotels Ltd.(g)	289,017	851,182
Rogers & Co. Ltd.(g)	7,500	49,667
State Bank of Mauritius Ltd.(g)	25,450,000	880,469
Sun Resorts Ltd. (Class A Stock)*(g)	155,200	214,853

		4,319,447

Mexico — 6.0%
Alfa SAB de CV (Class A Stock)	896,700	2,515,004
America Movil SAB de CV (Class L Stock)	2,018,690	2,353,193
America Movil SAB de CV (Class L Stock), ADR(a)	239,300	5,592,441
Arca Continental SAB de CV	136,899	856,110
Bolsa Mexicana de Valores SAB de CV	318,800	730,800
Cemex SAB de CV*	1,563,020	1,836,382
Cemex SAB de CV, ADR*	120,947	1,430,803
Coca-Cola Femsa SAB de CV (Class L Stock)	58,300	705,146
Compartamos SAB de CV	539,600	1,009,232
Empresas ICA SAB de CV*	265,500	548,020
Fomento Economico Mexicano SAB de CV	173,600	1,680,622
Fomento Economico Mexicano SAB de CV, ADR	7,800	763,386
Genomma Lab Internacional SAB de CV (Class B Stock)*(a)	122,600	343,860
Grupo Aeroportuario del Pacifico SAB de CV (Class B Stock)	151,106	807,812

COMMON STOCKS (continued)	Shares	Value (Note 2)
Mexico (continued)
Grupo Bimbo SAB de CV (Class A Stock)	340,400	$1,048,066
Grupo Carso SAB de CV (Class A Stock)	248,100	1,319,691
Grupo Elektra SAB de CV	5,714	194,516
Grupo Financiero Banorte SAB de CV (Class O Stock)	533,100	3,730,251
Grupo Financiero Inbursa SAB de CV (Class O Stock)	1,127,500	3,189,107
Grupo Mexico SAB de CV (Class B Stock)	563,093	1,864,398
Grupo Televisa SAB	154,900	933,683
Grupo Televisa SAB, ADR	29,800	901,748
Impulsora del Desarrollo y el Empleo en America Latina SAB de CV*(g)	414,000	950,616
Industrias CH SAB de CV (Class B Stock)*	52,900	356,826
Industrias Penoles SAB de CV	28,600	710,110
Kimberly-Clark de Mexico SAB de CV (Class A Stock)	343,000	974,108
Mexichem SAB de CV	215,779	888,468
Minera Frisco SAB de CV (Class A1 Stock)*	171,500	353,731
TV Azteca SAB de CV	444,600	238,364
Wal-Mart de Mexico SAB de CV (Class V Stock)	728,500	1,911,570

		40,738,064

Monaco
GasLog Ltd.	19,300	329,837

Morocco — 0.7%
Alliances Developpement Immobilier SA	3,456	207,189
Attijariwafa Bank	23,649	882,490
Banque Centrale Populaire	16,150	382,341
Banque Marocaine du Commerce Exterieur	12,978	324,712
Cosumar	1,134	270,687
Douja Promotion Groupe Addoha SA	52,400	358,377
Holcim Maroc SA	1,165	208,102
Lafarge Ciments	6,038	971,440
Managem	606	85,635
Maroc Telecom SA	90,228	1,059,766
Samir*(g)	6,000	195,268
Wafa Assurance	500	183,522

		5,129,529

Netherlands — 0.1%
New World Resources PLC (Class A Stock)*	220,900	264,177
VimpelCom Ltd., ADR	45,920	594,205

		858,382

Nigeria — 0.7%
Access Bank PLC	3,083,341	185,058
Afriland Properties PLC*	348,765	—
Dangote Cement PLC	251,609	344,482
FBN Holdings PLC	4,703,446	479,990
FCMB Group PLC*	4,570,883	105,566
Flour Mills of Nigeria PLC	318,992	173,506
Guaranty Trust Bank PLC	3,014,134	509,171
Guinness Nigeria PLC	189,500	279,600
Intercontinental Wapic Insurance PLC*	657,961	4,443
Nestle Nigeria PLC	45,604	342,137
Nigerian Breweries PLC	510,033	535,963
Oando PLC	4,436,011	672,543
Stanbic IBTC Holding Co.	947,767	126,507
UAC of Nigeria PLC(g)	761,932	319,159

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Nigeria (continued)
United Bank for Africa PLC	4,180,353	$232,727
Zenith Bank PLC	3,914,326	671,773

		4,982,625

Oman — 0.7%
Al Anwar Ceramic Tile Co.	158,240	239,210
Bank Dhofar SAOG(g)	478,009	449,453
Bank Muscat SAOG	555,771	918,105
Bank Nizwa*	474,700	125,765
Bank Sohar	308,522	165,881
Galfar Engineering & Contracting SAOG(g)	334,080	234,290
HSBC Bank Oman SAOG(g)	465,528	212,813
National Bank of Oman SAOG	345,500	288,964
Oman Cement Co. SAOG	118,884	254,443
Oman Flour Mills Co. SAOG(g)	180,500	290,675
Oman Telecommunications Co. SAOG	134,837	527,090
Raysut Cement Co. SAOG	51,338	268,922
Renaissance Services SAOG*	227,285	432,137
Shell Oman Marketing Co. SAOG(g)	33,500	204,480

		4,612,228

Pakistan — 0.9%
D.G. Khan Cement Co. Ltd.	159,200	130,011
Engro Corp. Ltd.*	100,998	152,375
Fatima Fertilizer Co. Ltd.	981,358	266,755
Fauji Fertilizer Co. Ltd.	246,487	262,338
Habib Bank Ltd.	92,941	147,220
HUB Power Co.	1,330,455	768,253
Lucky Cement Ltd.	107,400	306,156
MCB Bank Ltd.	405,043	1,082,617
Millat Tractors Ltd.(g)	46,290	212,320
National Bank of Pakistan	675,104	372,608
Nishat Mills Ltd.	117,175	141,731
Oil & Gas Development Co. Ltd.	331,900	871,941
Pakistan Oilfields Ltd.	54,700	259,150
Pakistan Petroleum Ltd.	278,789	567,987
Pakistan State Oil Co. Ltd.	58,532	184,852
Pakistan Telecommunication Co. Ltd.	554,800	149,993

		5,876,307

Peru — 1.2%
Alicorp SA(g)	487,500	1,586,245
Casa Grande SAA(g)	24,600	71,688
Cia de Minas Buenaventura SA, ADR	48,200	540,804
Cia Minera Milpo SAA	336,496	253,873
Credicorp Ltd.	18,050	2,395,777
Edegel SAA(g)	381,830	348,148
Ferreycorp SAA	896,207	618,472
Grana y Montero SAA	253,656	1,079,310
Intercorp Financial Services Inc.	7,800	241,800
Luz del Sur Saa	59,800	199,925
Minsur SA	224,995	115,044
Volcan Cia Minera SAA (Class B Stock)	1,076,683	438,881

		7,889,967

Philippines — 1.2%
Aboitiz Equity Ventures, Inc.	294,200	362,284
Aboitiz Power Corp.	269,800	207,049
Alliance Global Group, Inc.	667,700	389,692
Atlas Consolidated Mining & Development	617,100	202,580
Ayala Corp.	22,740	266,145

COMMON STOCKS (continued)	Shares	Value (Note 2)
Philippines (continued)
Ayala Land, Inc.	800,600	$448,551
Bank of the Philippine Islands	173,048	332,102
BDO Unibank, Inc.	190,126	294,954
DMCI Holdings, Inc.	215,000	271,713
Energy Development Corp.	1,239,600	149,239
Filinvest Land, Inc.	5,204,000	165,672
Globe Telecom, Inc.	5,300	196,213
International Container Terminal Services, Inc.	126,900	292,133
JG Summit Holdings, Inc.	446,600	388,481
Jollibee Foods Corp.	63,800	249,336
Lopez Holdings Corp.	1,153,900	104,217
Manila Electric Co.	29,600	167,576
Manila Water Co., Inc.	208,500	103,523
Metro Pacific Investments Corp.	1,946,600	190,141
Metropolitan Bank & Trust	129,895	222,028
Philex Mining Corp.*(g)	951,100	169,916
Philippine Long Distance Telephone Co.	10,400	625,605
Robinsons Land Corp.	229,700	103,519
San Miguel Corp.	234,400	330,894
Security Bank Corp.	66,120	172,666
Semirara Mining Corp.	55,600	361,300
SM Investments Corp.	55,662	894,304
SM Prime Holdings, Inc.	720,350	239,161
Universal Robina Corp.	154,500	394,672

		8,295,666

Poland — 3.3%
Agora SA*(g)	43,400	140,082
AmRest Holdings SE*	8,833	263,144
Asseco Poland SA	58,838	895,947
Bank Handlowy w Warszawie SA	6,200	214,831
Bank Millennium SA*	127,100	301,144
Bank Pekao SA	25,500	1,514,867
Boryszew SA*	846,000	140,018
Budimex SA	5,800	253,422
CCC SA	15,000	579,026
Cinema City International NV*(g)	12,500	131,742
Cyfrowy Polsat SA*	96,133	632,319
Enea SA	89,800	404,441
Eurocash SA	33,107	523,354
Getin Noble Bank SA*	453,927	400,513
Globe Trade Centre SA*	102,300	252,774
Grupa Lotos SA*	17,944	210,764
ING Bank Slaski SA*	11,500	431,536
Jastrzebska Spolka Weglowa SA	9,300	163,629
KGHM Polska Miedz SA	33,300	1,297,959
Kopex SA	47,764	166,889
LPP SA	500	1,489,548
Lubelski Wegiel Bogdanka SA	7,530	313,607
mBank	3,450	571,927
Netia SA*	343,306	597,452
Orbis SA(g)	31,900	424,376
PGE SA	332,067	1,788,308
Polimex- Mostostal SA*	1,465,600	63,142
Polski Koncern Naftowy Orlen SA	73,000	992,484
Polskie Gornictwo Naftowe I Gazownictwo SA	366,300	621,949
Powszechna Kasa Oszczednosci Bank Polski SA	180,200	2,349,436

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Poland (continued)
Powszechny Zaklad Ubezpieczen SA	13,741	$2,041,887
Synthos SA	146,900	265,520
Tauron Polska Energia SA	501,200	726,364
Telekomunikacja Polska SA	302,700	981,930
TVN SA	113,500	552,800

		22,699,131

Qatar — 1.7%
Aamal Co.*	75,560	311,245
Al Meera Consumer Goods Co.	1,497	54,799
Barwa Real Estate Co.	39,700	324,883
Doha Bank QSC	31,750	507,442
Gulf International Services OSC	29,530	495,688
Industries Qatar QSC	40,630	1,884,500
Masraf Al Rayan	134,200	1,153,497
Omani Qatari Telecommunications Co. SAOG	350,700	546,545
Ooredoo QSC	27,903	1,051,295
Qatar Electricity & Water Co.	11,800	589,433
Qatar Gas Transport Co. Nakilat	103,200	573,884
Qatar International Islamic Bank	20,100	340,566
Qatar Islamic Bank	25,100	475,536
Qatar National Bank SAQ	37,159	1,755,142
Qatar National Cement Co.	8,847	289,110
Qatar Navigation	9,200	209,694
Qatari Investors Group	29,100	349,689
Vodafone Qatar*	193,000	567,631

		11,480,579

Romania — 0.9%
Antibiotice(g)	811,918	139,353
Banca Transilvania*(g)	3,996,627	2,028,370
Biofarm Bucuresti(g)	2,732,130	253,792
BRD-Groupe Societe Generale*(g)	620,870	1,718,751
OMV Petrom SA	10,313,400	1,490,223
Transelectrica SA(g)	46,500	225,926

		5,856,415

Russia — 5.9%
Aeroflot - Russian Airlines OJSC	80,200	204,664
AvtoVAZ OAO*(g)	893,600	296,552
Federal Grid Co. Unified Energy System JSC*	105,161,400	288,773
Gazprom Neft OAO, ADR	15,900	359,340
Gazprom OAO, ADR	656,940	5,616,837
Inter RAO JSC*	857,704,758	260,742
LSR Group, GDR, RegS	100,800	421,949
LUKOIL OAO, ADR	57,200	3,572,140
Magnit OJSC	15,100	4,218,895
Mail.Ru Group Ltd., GDR, RegS	31,600	1,409,360
Mechel, ADR*(a)	44,600	114,176
MMC Norilsk Nickel OJSC, ADR	78,737	1,308,609
Mobile Telesystems OJSC	261,917	2,617,096
Mosenergo OAO	4,030,000	107,323
NovaTek OAO	95,800	1,165,923
Novolipetsk Steel OJSC, GDR, RegS	13,000	219,570
Pharmstandard OJSC, GDR, RegS*	9,987	99,021
PIK Group, GDR, RegS*	269,400	625,008
Polymetal International PLC	35,400	339,819
Rosneft OAO, GDR, RegS	117,200	892,478

COMMON STOCKS (continued)	Shares	Value (Note 2)
Russia (continued)
Rostelecom OJSC	258,903	$870,593
RusHydro JSC	38,052,964	657,555
RusHydro JSC, ADR	403,900	697,131
Russian Grids OAO*	7,276,600	172,157
Sberbank of Russia	99,746	305,491
Sberbank of Russia, ADR	437,700	5,506,266
Severstal OAO, GDR, RegS	43,500	429,780
Sistema JSFC	1,013,950	1,380,666
Surgutneftegas OAO, ADR	113,500	980,640
Tatneft OAO, ADR	24,833	949,117
United Co. RUSAL PLC*	780,000	231,628
Uralkali OJSC, GDR, RegS	27,400	728,840
VTB Bank OJSC, GDR, RegS	398,700	1,194,107
X5 Retail Group NV, GDR, RegS*	32,100	538,317
Yandex NV (Class A Stock)*(a)	30,600	1,320,390

		40,100,953

Slovenia — 1.0%
Gorenje dd*(g)	15,400	88,981
Krka dd Novo mesto(g)	36,590	3,020,223
Luka Koper(g)	11,450	148,067
Mercator Poslovni Sistem*(g)	3,265	368,318
Petrol dd Ljubljana(g)	2,543	762,655
Pozavarovalnica Sava dd*(g)	33,381	373,762
Sava dd*	238	76
Telekom Slovenije dd(g)	8,530	1,426,361
Zavarovalnica Triglav dd(g)	35,768	936,641

		7,125,084

South Africa — 6.1%
Aeci Ltd.	27,200	324,118
African Bank Investments Ltd.	218,960	251,522
African Rainbow Minerals Ltd.	17,200	310,593
Anglo American Platinum Ltd.*	9,800	369,014
Anglogold Ashanti Ltd., ADR	48,400	567,248
Aspen Pharmacare Holdings Ltd.	30,190	774,287
Aveng Ltd.*	108,800	274,305
Barclays Africa Group Ltd.	35,800	451,987
Barloworld Ltd.	68,800	656,396
Bidvest Group Ltd.	69,392	1,777,708
Capital Property Fund	174,214	176,871
DataTec Ltd.	112,800	556,903
Discovery Ltd.	60,900	491,189
Exxaro Resources Ltd.	24,500	342,605
FirstRand Ltd.	228,100	781,682
Foschini Group Ltd.( The)	34,500	315,445
Gold Fields Ltd.	94,234	301,253
Grindrod Ltd.	100,900	269,612
Growthpoint Properties Ltd.	181,900	421,554
Harmony Gold Mining Co. Ltd.	55,300	140,208
Impala Platinum Holdings Ltd.	84,328	991,406
Imperial Holdings Ltd.	26,300	508,578
Investec Ltd.	32,100	228,430
Kumba Iron Ore Ltd.	12,700	537,656
Liberty Holdings Ltd.	28,300	328,531
Life Healthcare Group Holdings Ltd.	101,000	403,389
Massmart Holdings Ltd.	17,066	211,632
MMI Holdings Ltd.	137,441	331,880
Mr. Price Group Ltd.	34,900	545,478
MTN Group Ltd.	350,400	7,257,273

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
South Africa (continued)
Murray & Roberts Holdings Ltd.*	146,300	$373,909
Nampak Ltd.	75,700	296,103
Naspers Ltd. (Class N Stock)	38,000	3,977,630
Nedbank Group Ltd.	14,785	296,444
Netcare Ltd.	204,100	506,597
Pick’n Pay Stores Ltd.	59,148	293,692
PPC Ltd.	91,907	275,316
Redefine Properties Ltd., UTS	463,800	430,640
Remgro Ltd.	48,200	956,088
Reunert Ltd.	87,500	571,377
RMB Holdings Ltd.	114,300	527,914
RMI Holdings	83,803	219,453
Sanlam Ltd.	218,500	1,110,358
Sappi Ltd.*	76,920	240,529
Sasol Ltd.	65,600	3,228,556
Shoprite Holdings Ltd.	48,600	761,045
Sibanye Gold Ltd.	195,534	229,729
Spar Group Ltd. (The)	25,400	318,865
Standard Bank Group Ltd.	122,900	1,518,572
Steinhoff International Holdings Ltd.	182,400	785,885
Telkom SA SOC Ltd.	105,400	281,856
Tiger Brands Ltd.	25,300	644,721
Truworths International Ltd.	52,100	381,713
Vodacom Group Ltd.	90,100	1,142,355
Wilson Bayly Holmes-Ovcon Ltd.	32,200	448,160
Woolworths Holdings Ltd.	82,800	590,054

		41,306,314

South Korea — 6.6%
Amorepacific Corp.	260	246,494
BS Financial Group, Inc.	16,552	251,472
Celltrion, Inc.	5,331	193,732
Cheil Industries, Inc.	7,090	595,489
CJ CheilJedang Corp.	800	210,246
Coway Co. Ltd.	4,410	277,819
Daewoo International Corp.	6,180	242,361
Daewoo Securities Co. Ltd.	21,310	180,242
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	8,770	291,730
Dongbu Insurance Co. Ltd.	4,990	265,873
Doosan Heavy Industries & Construction Co. Ltd.*	4,590	154,415
E-Mart Co. Ltd.*	1,337	338,136
GS Engineering & Construction Corp.	5,500	159,262
GS Holdings	6,010	327,079
Hana Financial Group, Inc.	15,713	654,719
Hanjin Kal Corp.*	2,004	31,142
Hanjin Shipping Co. Ltd.*	25,000	181,803
Hankook Tire Co. Ltd.	5,972	344,113
Hanwha Chemical Corp.	9,950	203,790
Hanwha Corp.*	13,910	517,552
Hyosung Corp.	2,950	196,833
Hyundai Department Store Co. Ltd.	1,450	221,720
Hyundai Engineering & Construction Co. Ltd.	5,860	337,801
Hyundai Glovis Co. Ltd.	1,980	433,936
Hyundai Heavy Industries Co. Ltd.	2,600	634,908
Hyundai Marine & Fire Insurance Co. Ltd.	7,720	237,846
Hyundai Merchant Marine Co. Ltd.*	17,670	191,295
Hyundai Mobis*	3,780	1,052,367

COMMON STOCKS (continued)	Shares	Value (Note 2)
South Korea (continued)
Hyundai Motor Co.	7,130	$1,600,448
Hyundai Steel Co.*	6,770	555,061
Hyundai Wia Corp.*	2,500	451,168
Industrial Bank of Korea*	20,800	239,914
Kangwon Land, Inc.	7,140	209,649
KB Financial Group, Inc.	32,598	1,317,608
Kia Motors Corp.	15,330	816,346
Korea Electric Power Corp.*	33,400	1,103,072
Korea Investment Holdings Co. Ltd.	7,090	274,473
Korea Zinc Co. Ltd.	1,740	524,884
Korean Air Lines Co. Ltd.*	4,147	123,256
KT Corp.*	17,490	523,962
KT&G Corp.	8,560	604,573
LG Chem Ltd.*	4,418	1,256,663
LG Corp.	7,260	440,974
LG Display Co. Ltd.*	13,730	331,557
LG Electronics, Inc.	6,220	402,191
LG Household & Health Care Ltd.	710	369,190
LG Uplus Corp.*	17,050	173,835
Lotte Chemical Corp.	1,330	293,241
Lotte Shopping Co. Ltd.*	910	348,591
LS Corp.*	2,520	193,488
Macquarie Korea Infrastructure Fund	31,539	182,597
NAVER Corp.*	1,417	976,494
NCSoft Corp.	970	228,885
NHN Entertainment Corp.*	652	59,556
OCI Co. Ltd.	2,520	457,166
Orion Corp.	170	153,065
POSCO	8,180	2,545,309
Samsung C&T Corp.	9,320	536,276
Samsung Card Co. Ltd.	8,820	312,834
Samsung Electro-Mechanics Co. Ltd.	4,690	325,084
Samsung Electronics Co. Ltd.	5,891	7,676,252
Samsung Engineering Co. Ltd.	3,400	212,975
Samsung Fine Chemicals Co. Ltd.	4,550	192,464
Samsung Fire & Marine Insurance Co. Ltd.	3,650	896,924
Samsung Heavy Industries Co. Ltd.	8,890	321,297
Samsung Life Insurance Co. Ltd.	9,890	975,791
Samsung SDI Co. Ltd.	1,480	227,873
Samsung Securities Co. Ltd.	9,650	403,492
Samsung Techwin Co. Ltd.	3,179	164,137
Shinhan Financial Group Co. Ltd.	37,797	1,696,890
Shinsegae Co. Ltd.	1,683	403,106
SK C&C Co. Ltd.	1,520	194,703
SK Chemicals Co. Ltd.	4,200	220,177
SK Holdings Co. Ltd.*	2,010	364,422
SK Hynix, Inc.*	28,650	1,002,107
SK Innovation Co. Ltd.	5,090	684,376
SK Telecom Co. Ltd.	5,480	1,199,239
S-Oil Corp.	3,740	262,732
Woori Finance Holdings Co. Ltd.	41,870	528,934
Woori Investment & Securities Co. Ltd.	19,612	178,665

		44,712,141

Taiwan — 6.0%
Acer, Inc.*	424,731	261,384
Advanced Semiconductor Engineering, Inc.	275,067	256,966
Ambassador Hotel (The)	275,000	274,506
Asia Cement Corp.	384,147	498,328
Asia Optical Co., Inc.*	276,000	273,292

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Taiwan (continued)
Asustek Computer, Inc.	56,037	$504,673
AU Optronics Corp.*	572,441	182,696
Catcher Technology Co. Ltd.	62,780	408,805
Cathay Financial Holding Co. Ltd.	690,041	1,120,545
Chang Hwa Commercial Bank	591,734	364,964
Cheng Shin Rubber Industry Co. Ltd.	191,424	501,468
Chicony Electronics Co. Ltd.	46,401	116,834
China Airlines Ltd.*	853,590	314,130
China Development Financial Holding Corp.	1,050,005	317,918
China Life Insurance Co. Ltd.	296,533	301,540
China Steel Corp.	1,323,612	1,200,195
China Synthetic Rubber Corp.	333,000	314,330
Chroma ATE, Inc.	97,760	205,422
Chunghwa Telecom Co. Ltd.	466,268	1,455,546
Compal Electronics, Inc.	597,822	458,412
CTBC Financial Holding Co. Ltd.	1,042,608	713,446
Delta Electronics, Inc.	102,268	585,637
E Ink Holdings, Inc.*	244,000	134,168
E. Sun Financial Holding Co. Ltd.	628,839	418,726
Eva Airways Corp.*	412,634	230,378
Far Eastern Department Stores Co. Ltd.	342,554	339,528
Far Eastern New Century Corp.	194,673	225,077
Far EasTone Telecommunications Co. Ltd.	193,000	423,996
First Financial Holding Co. Ltd.	668,105	416,000
Formosa Chemicals & Fibre Corp.	352,064	994,198
Formosa Petrochemical Corp.	215,670	591,468
Formosa Plastics Corp.	431,142	1,166,692
Foxconn Technology Co. Ltd.	84,433	197,587
Fubon Financial Holding Co. Ltd.	513,002	752,386
Giant Manufacturing Co. Ltd.	53,661	369,716
Great Wall Enterprise Co. Ltd.	402,608	357,112
Hon Hai Precision Industry Co. Ltd.	657,260	1,772,829
Hotai Motor Co. Ltd.	56,000	691,999
HTC Corp.	64,485	305,647
Hua Nan Financial Holdings Co. Ltd.	582,289	340,507
Innolux Corp.*	581,507	222,189
Kenda Rubber Industrial Co. Ltd.	70,038	156,257
Kerry TJ Logistics Co. Ltd.	140,000	218,095
Largan Precision Co. Ltd.	8,000	326,982
Lite-On Technology Corp.	156,863	252,089
Macronix International*	737,684	166,281
MediaTek, Inc.	69,906	1,041,941
Mega Financial Holding Co. Ltd.	469,563	395,904
Microbio Co. Ltd.*	346,319	361,825
MStar Semiconductor, Inc.	41,000	477,785
Nan Kang Rubber Tire Co. Ltd.*	323,776	401,941
Nan Ya Plastics Corp.	559,893	1,297,239
Novatek Microelectronics Corp.	29,246	119,983
Pegatron Corp.	123,133	159,185
POU Chen Corp.	404,547	605,688
Powertech Technology, Inc.	68,528	104,875
President Chain Store Corp.	73,648	511,340
Qisda Corp.*	866,510	213,565
Quanta Computer, Inc.	148,319	346,859
Realtek Semiconductor Corp.	91,222	245,515
Ruentex Development Co. Ltd.	159,499	309,990
Ruentex Industries Ltd.	97,461	250,772
Shin Kong Financial Holding Co. Ltd.	886,788	307,155
Siliconware Precision Industries Co.	177,350	211,881
Simplo Technology Co. Ltd.	29,766	132,113

COMMON STOCKS (continued)	Shares	Value (Note 2)
Taiwan (continued)
SinoPac Financial Holdings Co. Ltd.	895,241	$447,235
Solar Applied Materials Technology Co.	221,773	189,897
Standard Foods Corp.	89,930	281,146
Synnex Technology International Corp.	187,889	298,365
Tainan Spinning Co. Ltd.	634,483	448,758
Taishin Financial Holding Co. Ltd.	801,874	394,956
Taiwan Cement Corp.	281,562	437,803
Taiwan Cooperative Financial Holding Co. Ltd.	618,546	338,704
Taiwan Fertilizer Co. Ltd.	79,000	179,175
Taiwan Glass Industry Corp.	334,319	372,316
Taiwan Mobile Co. Ltd.	153,200	495,175
Taiwan Semiconductor Manufacturing Co. Ltd.	966,814	3,413,781
Teco Electric & Machinery Co. Ltd.	148,000	170,019
TPK Holding Co. Ltd.	24,325	143,926
Transcend Information, Inc.	57,719	166,213
Tripod Technology Corp.	100,278	180,080
TSRC Corp.	112,980	167,046
TTY Biopharm Co. Ltd.	66,273	203,311
Tung Ho Steel Enterprise Corp.	224,381	197,570
Unimicron Technology Corp.	210,000	159,522
Uni-President Enterprises Corp.	450,589	813,103
United Microelectronics Corp.	899,280	375,625
Wei Chuan Foods Corp.	142,000	250,077
Wintek Corp.*	521,484	182,588
Wistron Corp.	213,005	179,377
WPG Holdings Ltd.	123,613	142,452
Yang Ming Marine Transport Corp.*	564,300	264,512
Yuanta Financial Holding Co. Ltd.	968,213	579,526
Yulon Motor Co. Ltd.	118,053	214,141
Zinwell Corp.	145,074	168,998

		41,051,897

Thailand — 2.4%
Advanced Info Service PCL	203,400	1,234,884
Airports of Thailand PCL	103,200	497,785
Bangkok Bank PCL	77,800	423,420
Bangkok Dusit Medical Services PCL (Class F Stock)	55,200	197,383
Bangkok Expressway PCL	140,400	143,573
Banpu PCL	170,000	156,497
BEC World PCL	175,600	269,866
Big C Supercenter PCL- Foreign	54,000	302,374
Bumrungrad Hospital PCL	60,600	161,827
Central Pattana PCL	194,800	243,055
Charoen Pokphand Foods PCL	802,800	781,789
CP ALL PCL	870,900	1,113,141
Delta Electronics Thailand PCL	256,600	417,775
Dynasty Ceramic PCL	137,700	204,763
Electricity Generating PCL	63,200	235,606
Glow Energy PCL	112,000	240,292
Hana Microelectronics PCL	494,200	379,749
Home Product Center PCL	494,436	141,372
Indorama Ventures PCL	204,988	124,764
IRPC PCL	1,569,800	155,738
Italian-Thai Development PCL*	756,363	89,309
Jasmine International PCL	1,011,800	206,301
Kasikornbank PCL	160,300	778,031
Kiatnakin Bank PCL	93,500	105,991

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Thailand (continued)
Krung Thai Bank PCL	682,675	$342,792
Land & Houses PCL	400,000	108,949
Minor International PCL	390,000	245,679
Polyplex Thailand PCL(g)	520,000	146,379
Precious Shipping PCL	223,500	144,874
Pruksa Real Estate PCL	352,400	196,064
PTT Exploration & Production PCL	193,729	981,615
PTT Global Chemical PCL	230,658	554,534
PTT PCL	108,300	942,599
Ratchaburi Electricity Generating Holding PCL	114,800	171,187
Robinson Department Store PCL	87,700	128,107
Siam Cement PCL (The)	47,100	584,007
Siam Commercial Bank PCL	225,100	983,014
Sino Thai Engineering & Construction PCL	241,114	96,857
Thai Beverage PCL	1,633,000	700,440
Thai Oil PCL	115,400	197,543
Thai Union Frozen Products PCL	116,020	253,330
Thanachart Capital PCL	163,100	160,072
TMB Bank PCL	4,177,900	261,913
Total Access Communication PCL, NVDR	125,600	372,382
True Corp. PCL*	1,380,494	315,085

		16,492,707

Turkey — 2.4%
Akbank TAS	338,366	1,055,971
Akcansa Cimento A/S	45,400	249,431
Anadolu Efes Biracilik Ve Malt Sanayii A/S	43,800	473,771
Arcelik A/S	75,195	425,301
Aygaz A/S	36,700	139,864
Bagfas Bandirma Gubre Fabrik	4,600	73,878
BIM Birlesik Magazalar A/S	43,400	876,499
Cimsa Cimento Sanayi VE Tica	51,900	275,401
Coca-Cola Icecek A/S	12,400	298,688
Dogan Sirketler Grubu Holding A/S*	343,026	115,036
Enka Insaat ve Sanayi A/S	141,342	396,307
Eregli Demir ve Celik Fabrikalari TAS	610,023	732,879
Ford Otomotiv Sanayi A/S	15,400	162,854
Gubre Fabrikalari TAS*	81,600	104,872
Haci Omer Sabanci Holding A/S	164,188	660,633
Kardemir Karabuk Demir Celik Sanayi ve
Ticaret A/S (Class D Stock)*	305,543	150,727
KOC Holding A/S	229,364	940,340
Koza Altin Isletmeleri A/S	19,000	196,377
Koza Anadolu Metal Madencilik Isletmeleri A/S*	105,000	118,241
Migros Ticaret A/S*	11,500	85,703
Petkim Petrokimya Holding A/S*	94,373	119,994
Sekerbank TAS*	172,917	167,543
TAV Havalimanlari Holding A/S	56,300	405,345
Tekfen Holding A/S	76,496	178,566
Tofas Turk Otomobil Fabrikasi A/S	30,800	192,273
Trakya Cam Sanayii A/S	118,547	140,235
Tupras Turkiye Petrol Rafinerileri A/S	46,100	920,537
Turk Ekonomi Bankasi A/S*(g)	139,200	142,622
Turk Hava Yollari	227,526	682,144
Turk Telekomunikasyon A/S	169,400	469,868
Turk Traktor ve Ziraat Makineleri A/S	11,000	315,121
Turkcell Iletisim Hizmet A/S*	236,700	1,254,439
Turkiye Garanti Bankasi A/S	358,600	1,162,414

COMMON STOCKS (continued)	Shares	Value (Note 2)
Turkey (continued)
Turkiye Halk Bankasi A/S	85,500	$483,715
Turkiye Is Bankasi (Class C Stock)	215,962	467,578
Turkiye Sinai Kalkinma Bankasi A/S	169,884	144,774
Turkiye Sise ve Cam Fabrikalari A/S	283,212	358,481
Turkiye Vakiflar Bankasi Tao (Class D Stock)	200,600	356,994
Ulker Biskuvi Sanayi A/S	59,500	420,899
Yapi ve Kredi Bankasi A/S	125,948	218,228
Yazicilar Holding A/S (Class A Stock)	18,300	159,740

		16,294,283

Ukraine — 0.1%
Astarta Holding NV*	10,900	241,376
Avangardco Investments Public Ltd., GDR* .	17,500	203,437
MHP SA, GDR, RegS	21,300	365,295

		810,108

United Arab Emirates — 1.7%
Abu Dhabi Commercial Bank PJSC	569,100	1,007,120
Abu Dhabi National Hotels(g)	643,186	542,847
Air Arabia PJSC	1,205,600	510,245
Aldar Properties PJSC	898,081	677,552
Amlak Finance PJSC*	67,000	—
Arabtec Holding Co.*	1,763,542	1,379,555
DP World Ltd.	121,670	2,154,776
Dubai Financial Market*	451,700	303,757
Emaar Properties PJSC	765,500	1,594,203
First Gulf Bank PJSC	230,600	1,182,425
Gulf Cement Co. PSC	260,300	102,051
National Bank of Abu Dhabi PJSC	351,319	1,331,612
National Central Cooling Co. PJSC	427,100	279,597
Union National Bank PJSC/Abu Dhabi	388,397	621,564

		11,687,304

United Kingdom — 0.3%
Evraz PLC*	93,700	174,352
Ferrexpo PLC	324,000	1,029,940
Kazakhmys PLC	215,163	780,644

		1,984,936

United States — 0.5%
CTC Media, Inc.	22,800	316,806
Navios Maritime Holdings, Inc.	20,800	232,128
Philip Morris CR A/S	800	426,157
Sociedad Minera Cerro Verde SAA*(g)	16,440	402,780
Southern Copper Corp.	56,227	1,614,277
Stealthgas, Inc.*	10,300	104,957

		3,097,105

TOTAL COMMON STOCKS (cost $631,447,308)		635,609,990

PREFERRED STOCKS — 2.8%
Brazil — 2.3%
AES Tiete SA, (PRFC)	53,100	429,662
Banco Bradesco SA, (PRFC)	177,280	2,185,896
Bradespar SA, (PRFC)	17,000	180,718
Centrais Eletricas Brasileiras SA, (PRFC B)	74,900	315,251
Cia Brasileira de Distribuicao Grupo Pao de
Acucar, (PRFC)	10,195	453,346
Cia Energetica de Sao Paulo, (PRFC B)	33,500	318,351

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

PREFERRED STOCKS (continued)	Shares	Value (Note 2)
Brazil (continued)
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA, (PRFC)	49,900	$197,971
Gerdau SA, (PRFC)	89,000	691,855
Itau Unibanco Holding SA, ADR (PRFC)	171,380	2,325,627
Itausa - Investimentos Itau SA, (PRFC)	282,799	1,066,827
Klabin SA, (PRFC)	39,800	206,823
Lojas Americanas SA, (PRFC)	71,767	478,497
Marcopolo SA, (PRFC)	174,800	377,866
Metalurgica Gerdau SA, (PRFC)	28,800	285,650
Oi SA, (PRFC)	175,771	267,465
Petroleo Brasileiro SA, (PRFC)	84,500	611,745
Randon Participacoes SA, (PRFC)	59,300	288,802
Suzano Papel e Celulose SA, (PRFC A)	65,025	254,670
Telefonica Brasil SA, (PRFC)	49,541	941,368
Usinas Siderurgicas de Minas Gerais SA, (PRFC A)*	40,200	242,129
Vale SA, (PRFC)	55,300	767,180
Vale SA, ADR (PRFC)	193,900	2,716,539

		15,604,238

Colombia — 0.1%
Avianca Taca Holding SA, (PRFC)	99,000	189,793
Grupo Argos SA, (PRFC)	19,929	201,355
Grupo Aval Acciones y Valores, (PRFC)	587,100	387,851

		778,999

Croatia — 0.2%
Adris Grupa dd, (PRFC)(g)	28,275	1,414,299

Philippines
Ayala Land, Inc., (PRFC)	1,180,500	1,809
Top Frontier Investment Holdings*(g)	23,440	94,008

		95,817

Russia — 0.2%
AK Transneft OAO, (PRFC)	250	658,753
Surgutneftegas OAO, (PRFC S)	849,800	669,655

		1,328,408

TOTAL PREFERRED STOCKS (cost $25,816,277)		19,221,761

	Units
RIGHTS*
Poland
Polimex-Mostostal SA, TBA (cost $0)	2,980,600	—

WARRANTS* — 3.2%
Egypt — 1.7%
Alexandria Mineral Oils Co., expiring 12/08/14(g)	60,700	558,853
Arab Cotton Ginning, expiring 12/08/14	379,670	237,079
Commercial International Bank Egypt SAE,expiring 12/01/14	603,150	2,827,307
Eastern Co., expiring 12/08/14(g)	38,898	649,205
EFG - Hermes Holdings SAE, expiring 12/08/14	290,370	363,887
Egyptian Kuwaiti Holding Co., expiring 12/01/14	504,000	458,640
ElSwedy Electric Co., expiring 12/15/14	65,311	300,606

WARRANTS* (continued)	Units	Value (Note 2)
Egypt (continued)
Ezz Steel, expiring 12/08/14	317,020	$696,046
Juhayna Food Industries, expiring 12/01/14(g)	713,453	1,610,589
Maridive & Oil Services SAE, expiring 12/01/14(g)	275,735	275,735
Orascom Telecom Media & Technology, expiring 02/04/16	1,745,300	193,484
Oriental Weavers, expiring 12/08/14(g)	135,571	672,754
Palm Hills Developments SAE, expiring 12/15/14	773,000	291,392
Pioneers Holding, expiring 12/08/14	394,200	300,600
Sidi Kerir Petrochemicals Co., expiring 12/01/14(g)	273,277	675,889
Telecom Egypt, expiring 12/01/14	396,812	838,122
TMG Holding, expiring 12/08/14	801,562	712,725

		11,662,913

Malaysia
Malaysian Resources Corp. Bhd, expiring 09/16/18(g)	91,100	6,258
WCT Holdings Bhd, expiring 12/11/17(g)	50,420	5,772

		12,030

Saudi Arabia — 0.8%
Al Rajhi Bank, expiring 02/16/15	26,900	523,632
Al Tayyar Travel Group, expiring 07/02/15	7,150	204,005
Alinma Bank, expiring 02/23/15	31,000	123,168
Almari Co. Ltd., expiring 11/24/14	16,389	229,437
Banque Saudi Fransi, expiring 02/23/15	21,025	195,665
Etihad Etisalat Co., expiring 12/05/14	21,920	499,756
Fawaz Abdulaziz Alhokair Co., expiring 02/23/15	6,300	233,511
Jarir Marketing Co., expiring 05/04/15	5,625	238,490
Mobile Telecommunications Co. KSC,expiring 05/04/15	44,362	110,013
National Industrialization, expiring 05/04/15	23,850	213,051
Riyad Bank, expiring 12/15/14	29,000	225,804
Samba Financial Group, expiring 02/10/15	14,200	189,326
Saudi Arabian Amiantit Co., expiring 05/11/15	21,300	87,184
Saudi Arabian Fetilizer Co., expiring 05/11/15	6,266	261,491
Saudi Arabian Mining Co., expiring 05/11/15	21,900	189,208
Saudi Basic Industries, expiring 02/23/15	15,800	469,768
Saudi Cement Co., expiring 08/10/15	9,600	259,830
Saudi International Petrochemical Co.,expiring 03/27/15	17,830	151,192
Saudi Telecom Co., expiring 05/11/15	18,300	261,070
Savola, expiring 02/02/15	24,200	404,930
Yamamah Saudi Cement Co., expiring 02/02/15	12,750	194,642

		5,265,173

Vietnam — 0.7%
Bank for Foreign Trade of Vietnam JSC,expiring 10/14/16	440,980	560,642
Bao Viet Holdings, expiring 10/15/19	75,570	135,511
Development Investment Construction Corp., expiring 07/27/15	141,570	83,276
Gemadept Corp., expiring 12/03/14	125,667	200,305

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

WARRANTS* (continued)	Units	Value (Note 2)
Vietnam (continued)
Hagl JSC, expiring 03/03/15	405,740	$394,579
Hoa Phat Group JSC, expiring 03/03/15	205,852	401,355
Masan Group Corp., expiring 07/07/16	184,900	723,640
PetroVietnam Construction JSC, expiring 05/20/16	368,677	52,469
PetroVietnam Drilling & Well Services JSC,expiring 12/15/14	102,897	297,759
PetroVietnam Fertilizer & Chemicals JSC,expiring 12/09/14	95,000	187,027
PetroVietnam Technical Service JSC,expiring 12/08/14	319,500	307,680
Pha Lai Thermal Power JSC, expiring 01/13/15	211,900	252,311
Viet Nam Construction and Import-Export JSC, expiring 12/08/14	586,900	281,201
Vietnam Dairy Products JSC, expiring 09/29/14	26,726	171,159
Vietnam Joint Stock Commercial Bank for Industry & Trade, expiring 10/27/16	448,363	344,159
Vingroup JSC, expiring 12/16/14	222,054	737,375

		5,130,448

TOTAL WARRANTS (cost $17,979,147)		22,070,564

Interest Rate	Maturity Date	Principal Amount (000)#
CORPORATE BOND
India
Dr. Reddy’s Laboratories Ltd., Unsec’d. Notes (cost $16,003) 9.250%	03/24/14	INR 145	11,651

TOTAL LONG-TERM INVESTMENTS (cost $675,258,735)			676,913,966

		Shares
SHORT-TERM INVESTMENT — 2.8%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $19,014,642; includes $14,601,059 of cash collateral for securities on loan)(b)(w)(Note 4)		19,014,642	19,014,642

TOTAL INVESTMENTS — 102.0% (cost $694,273,377)			695,928,608
LIABILITIES IN EXCESS OF OTHER ASSETS — (2.0)%			(13,516,315)

NET ASSETS — 100.0%			$682,412,293

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144 under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be illiquid.

RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
ADR	American Depositary Receipt
CMPC	Compania Manufacturera de Papeles y Cartones
COPEC	Compania de Petroleos de Chile
GDR	Global Depositary Receipt
NVDR	Non-voting Depositary Receipts
PRFC	Preference Shares
TBA	To Be Announced
UTS	Unit Trust Security
INR	Indian Rupee

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $14,167,625; cash collateral of $14,601,059 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(g)	Indicates a security that has been deemed illiquid.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Argentina	$4,780,523	$—	$—
Belgium	193,452	—	—
Botswana	3,841,616	170,947	1,522,264
Brazil	23,810,077	—	—
Bulgaria	1,657,276	—	233,271
Chile	17,566,634	—	—
China	9,225,767	56,823,162	689,606
Colombia	8,585,554	—	464,089
Croatia	1,644,194	1,707,916	—
Czech Republic	3,368,713	6,266,123	—
Egypt	1,772,891	—	—
Estonia	5,161,274	—	—
France	—	196,466	—
Ghana	3,402,356	193,679	—
Greece	2,461,640	7,753,854	—
Hong Kong	—	1,826,829	—
Hungary	—	9,889,180	—
India	12,775,662	30,673,715	—
Indonesia	—	18,803,587	—
Jordan	3,129,463	2,530,945	—
Kazakhstan	3,977,358	—	—
Kenya	5,119,597	—	—
Kuwait	8,682,789	1,481,101	—
Latvia	1,063,236	—	—
Lebanon	2,948,250	—	—
Lithuania	1,442,196	—	—
Malaysia	3,048,119	16,993,610	—
Mauritius	3,389,311	880,469	49,667
Mexico	40,738,064	—	—
Monaco	329,837	—	—
Morocco	5,129,529	—	—
Netherlands	858,382	—	—
Nigeria	2,956,606	2,026,019	—
Oman	4,343,306	268,922	—
Pakistan	3,731,776	2,144,531	—
Peru	5,513,849	—	2,376,118
Philippines	—	8,295,666	—
Poland	3,684,180	19,014,951	—
Qatar	10,159,666	1,320,913	—
Romania	4,140,266	1,716,149	—
Russia	39,529,506	571,447	—
Slovenia	6,188,367	936,717	—
South Africa	5,112,715	36,193,599	—
South Korea	467,027	44,245,114	—
Taiwan	274,506	40,777,391	—
Thailand	12,839,706	3,653,001	—
Turkey	118,241	16,176,042	—
Ukraine	810,108	—	—
United Arab Emirates	4,110,551	7,576,753	—
United Kingdom	—	1,984,936	—
United States	3,097,105	—	—
Preferred Stocks:
Brazil	15,604,238	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

	Level 1	Level 2	Level 3
Colombia	$778,999	$—	$—
Croatia	1,414,299	—	—
Philippines	—	94,008	1,809
Russia	1,328,408	—	—
Rights:
Poland	—	—	—
Warrants:
Egypt	—	11,662,913	—
Malaysia	—	12,030	—
Saudi Arabia	—	5,265,173	—
Vietnam	—	5,130,448	—
Corporate Bond:
India	—	11,651	—
Affiliated Money Market Mutual Fund	19,014,642	—	—

Total	$325,321,827	$365,269,957	$5,336,824

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks	Preferred Stocks
Balance as of 12/31/12	$5,985,499	$256,398
Realized gain (loss)	548,367	—
Change in unrealized appreciation (depreciation)*	92,936	(1,066)
Purchases	—	—
Sales	(2,423,174)	—
Transfers into Level 3	4,578,098	—
Transfers out of Level 3	(3,446,711)	(253,523)

Balance as of 12/31/13	$5,335,015	$1,809

*	Of which, $(166,527) was included in Net Assets relating to securities held at the reporting period end.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, there were eight Common Stocks and 1 Preferred Stock transferred out of Level 3 as a result of being traded on an exchange, 1 Common Stock transferred out of Level 3 as a result of using a proxy price based on a related security and eight Common Stocks transferred into Level 3 as a result of experiencing no trade volume.

Fair value of Level 2 investments at 12/31/12 was $737,620,799, which was a result of valuing investments using third party vendor modeling tools. An amount of $51,330,027 was transferred from Level 2 into Level 1 at 12/31/13 as a result of using quoted prices in active markets for such foreign securities. An amount of $47,082,903 was transferred from Level 1 into Level 2 at 12/31/13 as a result of fair valuing such foreign securities using third-party vendor modeling tools. Such fair values are used to reflect the impact of significant market movements between the time at which the Portfolio normally values its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows (unaudited):

Commercial Banks	19.2%
Oil, Gas & Consumable Fuels	9.3
Wireless Telecommunication Services	6.5
Metals & Mining	4.9
Diversified Telecommunication Services	3.2
Industrial Conglomerates	3.1
Food Products	3.0
Chemicals	2.9
Electric Utilities	2.8
Affiliated Money Market Mutual Fund (2.1% represents investments purchased with collateral from securities on loan)	2.8
Diversified Financial Services	2.5
Construction Materials	2.4
Food & Staples Retailing	2.3
Semiconductors & Semiconductor Equipment	2.2
Real Estate Management & Development	2.2
Internet Software & Services	2.2
Insurance	2.1
Pharmaceuticals	1.8
Beverages	1.8
Construction & Engineering	1.8
Automobiles	1.5
IT Services	1.4
Transportation Infrastructure	1.3
Media	1.2
Independent Power Producers & Energy Traders	1.2
Hotels, Restaurants & Leisure	1.2
Electronic Equipment, Instruments & Components	1.1
Marine	0.9
Textiles, Apparel & Luxury Goods	0.9
Machinery	0.9
Specialty Retail	0.8
Tobacco	0.8

Multiline Retail	0.7%
Airlines	0.6
Computers & Peripherals	0.6
Consumer Finance	0.5
Household Durables	0.5
Auto Components	0.5
Trading Companies & Distributors	0.5
Health Care Providers & Services	0.5
Household Products	0.5
Gas Utilities	0.4
Capital Markets	0.4
Thrifts & Mortgage Finance	0.4
Energy Equipment & Services	0.4
Electrical Equipment	0.4
Water Utilities	0.3
Software	0.3
Communications Equipment	0.3
Paper & Forest Products	0.2
Personal Products	0.2
Building Products	0.2
Aerospace & Defense	0.2
Air Freight & Logistics	0.2
Real Estate Investment Trusts (REITs)	0.1
Life Sciences Tools & Services	0.1
Containers & Packaging	0.1
Multi-Utilities	0.1
Internet & Catalog Retail	0.1
Health Care Equipment & Supplies	0.1
Road & Rail	0.1
Leisure Equipment & Products	0.1
Diversified Consumer Services	0.1
Distributors	0.1

102.0
Liabilities in excess of other assets	(2.0)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$22,070,564	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Warrants(1)	Forward Currency Contracts(2)	Total
Equity contracts	$150,908	$2,092,381	$—	$2,243,289
Foreign exchange contracts	—	—	(83,037)	(83,037)

Total	$150,908	$2,092,381	$(83,037)	$2,160,252

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(3)	Warrants(3)	Total
Equity contracts	$(57,287)	$1,572,434	$1,515,147

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For	the year ended December 31, 2013, the Portfolio’s average cost for warrants was $22,037,914.

The Portfolio invested in financial instruments during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$14,167,625	$ —	$ —	$14,167,625
Collateral Amount Pledged/(Received):
Securities on loan				(14,167,625)

Net Amount				$—

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $14,167,625:
Unaffiliated investments (cost $675,258,735)	$676,913,966
Affiliated investments (cost $19,014,642)	19,014,642
Foreign currency, at value (cost $1,248,070)	1,259,352
Dividends and interest receivable	510,103
Receivable for fund share sold	288,318
Tax reclaim receivable	150,331
Prepaid expenses	5,769

Total Assets	698,142,481

LIABILITIES:
Payable to broker for collateral for securities on loan	14,601,059
Accrued expenses and other liabilities	350,605
Advisory fees payable	319,616
Foreign capital gains tax liability	238,492
Payable to custodian	210,190
Distribution fee payable	9,309
Payable for fund share repurchased	476
Affiliated transfer agent fee payable	417
Foreign withheld taxes payable	24

Total Liabilities	15,730,188

NET ASSETS	$682,412,293

Net assets were comprised of:
Paid-in capital	$620,796,984
Retained earnings	61,615,309

Net assets, December 31, 2013	$682,412,293

Net asset value and redemption price per share, $682,412,293 / 76,101,353 outstanding shares of beneficial interest	$8.97

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Unaffiliated dividend income (net of $2,445,840 foreign withholding tax)	$22,134,063
Affiliated income from securities lending, net	92,355
Affiliated dividend income	11,725
Interest income	35

22,238,178

EXPENSES
Advisory fees	9,411,956
Custodian and accounting fees	1,702,000
Distribution fee (Note 4)	642,228
Shareholder servicing fees and expenses (Note 4)	224,790
Commitment fee on syndicated credit agreement	35,000
Audit fee	26,000
Trustees’ fees	18,000
Loan interest expense (Note 7)	13,539
Legal fees and expenses	13,000
Insurance expenses	11,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Shareholders’ reports	6,000
Miscellaneous	164,648

Total expenses	12,277,161
Less: shareholder servicing fee waiver	(62,039)

Net expenses	12,215,122

NET INVESTMENT INCOME	10,023,056

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (net of foreign capital gains taxes $39,820)	41,707,141
Foreign currency transactions	(875,252)

40,831,889

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes $452,689)	(59,431,860)
Foreign currencies	(27,501)

(59,459,361)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(18,627,472)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,604,416)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$10,023,056	$17,238,359
Net realized gain (loss) on investment and foreign currency transactions	40,831,889	(7,881,687)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(59,459,361)	164,099,933

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(8,604,416)	173,456,605

DISTRIBUTIONS	—	(34,399,261)

FUND SHARE TRANSACTIONS:
Fund share sold [32,380,319 and 72,721,087 shares, respectively]	289,769,906	613,440,478
Fund share issued in reinvestment of distributions [0 and 4,461,642 shares, respectively]	—	34,399,261
Fund share repurchased [107,856,846 and 37,894,310 shares, respectively]	(955,329,715)	(311,275,733)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(665,559,809)	336,564,006

TOTAL INCREASE (DECREASE) IN NET ASSETS	(674,164,225)	475,621,350
NET ASSETS:
Beginning of year	1,356,576,518	880,955,168

End of year	$682,412,293	$1,356,576,518

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST QMA EMERGING MARKETS EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 99.8%
COMMON STOCKS — 89.6%	Shares	Value (Note 2)
Brazil — 7.9%
AMBEV SA	261,500	$1,919,754
Banco do Brasil SA	145,100	1,500,663
BB Seguridade Participacoes SA	123,500	1,282,505
CETIP SA - Mercados Organizados	23,800	244,128
Cia Siderurgica Nacional SA	44,800	273,063
Cielo SA	25,700	715,145
Duratex SA	16,870	94,030
Estacio Participacoes SA	123,100	1,064,945
JBS SA	367,800	1,367,217
Kroton Educacional SA	11,600	193,034
Localiza Rent A Car SA	3,400	47,961
M Dias Branco SA	22,600	957,932
Petroleo Brasileiro SA	243,200	1,648,307
Porto Seguro SA	101,600	1,281,170
Tractebel Energia SA	53,700	818,047
Transmissora Alianca de Energia Eletrica SA, UTS	6,800	52,457
Ultrapar Participacoes SA	20,400	483,789
Vale SA	225,000	3,405,637
WEG SA	104,900	1,385,476

		18,735,260

Chile — 0.7%
AES Gener SA	278,229	154,002
Aguas Andinas SA (Class A Stock)	143,885	92,933
Banco de Chile	3,354,713	487,134
CAP SA	44,729	851,107

		1,585,176

China — 18.1%
Agricultural Bank of China Ltd. (Class H Stock)	3,788,000	1,868,597
Anhui Conch Cement Co. Ltd. (Class H Stock)	73,500	273,461
ANTA Sports Products Ltd.	768,000	952,911
Bank of China Ltd. (Class H Stock)	7,197,000	3,322,306
Bank of Communications Co. Ltd. (Class H Stock)	1,448,000	1,024,691
BBMG Corp. (Class H Stock)	70,000	61,088
Biostime International Holdings Ltd.	120,000	1,071,716
China BlueChemical Ltd. (Class H Stock)	338,000	211,764
China CITIC Bank Corp. Ltd. (Class H Stock)	489,000	266,267
China Communications Construction Co. Ltd. (Class H Stock)	2,070,000	1,675,008
China Construction Bank Corp. (Class H Stock)	4,500,000	3,407,003
China International Marine Containers Group Co. Ltd. (Class H Stock)	38,500	82,167
China Life Insurance Co. Ltd. (Class H Stock)	99,000	312,028
China Merchants Bank Co. Ltd. (Class H Stock)	643,000	1,375,092
China Minsheng Banking Corp Ltd. (Class H Stock)	325,500	362,784
China Mobile Ltd.	254,000	2,645,747
China Oilfield Services Ltd. (Class H Stock)	98,000	305,263
China Overseas Land & Investment Ltd.	32,000	90,325

COMMON STOCKS (continued)	Shares	Value (Note 2)
China (continued)
China Petroleum & Chemical Corp. (Class H Stock)	1,520,800	$1,247,856
China Railway Construction Corp. Ltd. (Class H Stock)	1,520,000	1,517,424
China Railway Group Ltd. (Class H Stock)	2,028,000	1,050,030
China Resources Power Holdings Co. Ltd.	466,000	1,106,031
China Unicom Hong Kong Ltd.	1,042,000	1,566,210
Chongqing Rural Commercial Bank	151,000	73,469
CNOOC Ltd. (Class H Stock)	1,084,000	2,015,999
Country Garden Holdings Co. Ltd.	272,000	164,886
Datang International Power Generation Co. Ltd. (Class H Stock)	182,000	84,168
Evergrande Real Estate Group Ltd.	390,000	149,408
Franshion Properties China Ltd.	222,000	77,539
Geely Automobile Holdings Ltd.	280,000	135,951
GOME Electrical Appliances Holding Ltd.	1,834,000	339,117
Great Wall Motor Co. Ltd. (Class H Stock)	63,500	351,816
Greentown China Holdings Ltd.	408,500	626,374
Guangzhou Automobile Group Co. Ltd. (Class H Stock)	782,000	858,211
Guangzhou R&F Properties Co. Ltd. (Class H Stock)	623,200	914,255
Huaneng Power International, Inc. (Class H Stock)	1,416,000	1,283,764
Industrial & Commercial Bank of China Ltd. (Class H Stock)	6,606,000	4,479,599
Jiangsu Expressway Co. Ltd. (Class H Stock)	74,000	90,946
Jiangxi Copper Co. Ltd. (Class H Stock)	83,000	150,246
PetroChina Co. Ltd. (Class H Stock)	276,000	302,922
Poly Property Group Co. Ltd.	2,099,000	1,124,899
Shanghai Pharmaceuticals Holding Co. Ltd. (Class H Stock)	40,300	98,764
Sihuan Pharmaceutical Holdings Group Ltd.	123,000	112,563
Sinopec Shanghai Petrochemical Co. Ltd. (Class H Stock)	212,000	61,154
SOHO China Ltd.	832,500	718,724
Tencent Holdings Ltd.	39,900	2,554,696
Weichai Power Co. Ltd. (Class H Stock)	30,000	121,350
Yingde Gases Group Co. Ltd.	65,500	68,715
Zhejiang Expressway Co. Ltd. (Class H Stock)	304,000	287,817
Zhuzhou CSR Times Electric Co. Ltd. (Class H Stock)	28,000	100,992
Zijin Mining Group Co. Ltd. (Class H Stock)	366,000	78,817

		43,222,930

Colombia — 0.9%
Banco Davivienda SA	25,561	313,354
Bancolombia SA	12,433	153,448
Cemex Latam Holdings SA*	113,822	872,832
Corp Financiera Colombiana SA	19,149	392,902
Ecopetrol SA	115,541	221,503
Isagen SA ESP	48,337	81,397

		2,035,436

Czech Republic — 0.2%
CEZ A/S	9,497	247,724
Komercni Banka A/S	897	200,076

		447,800

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST QMA EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Greece — 0.2%
OPAP SA	39,409	$524,740

Hong Kong — 1.5%
China Resources Cement Holdings Ltd.	1,868,000	1,258,562
Huabao International Holdings Ltd.	2,096,000	1,162,023
Kingboard Chemical Holdings Ltd.	40,000	104,693
Shimao Property Holdings Ltd.	504,500	1,162,982

		3,688,260

Hungary — 0.1%
Richter Gedeon Nyrt	8,216	167,021

India — 4.9%
Dr. Reddy’s Laboratories Ltd., ADR	34,000	1,395,020
GAIL India Ltd., GDR	12,943	430,225
ICICI Bank Ltd., ADR	36,900	1,371,573
Infosys Ltd., ADR	35,900	2,031,940
Mahindra & Mahindra Ltd., GDR	15,877	222,278
Reliance Industries Ltd., GDR	69,592	2,020,952
Reliance Infrastructure Ltd., GDR*	3,039	59,595
Sesa Sterlite Ltd, ADR	14,700	193,452
State Bank of India, GDR	3,984	227,686
Tata Motors Ltd., ADR	60,100	1,851,080
Tata Steel Ltd., GDR	29,282	202,046
Wipro Ltd., ADR(a)	141,106	1,776,525

		11,782,372

Indonesia — 1.2%
Astra Agro Lestari Tbk PT	61,000	125,932
Bank Negara Indonesia Persero Tbk PT	3,977,500	1,295,569
Indofood Sukses Makmur Tbk PT	2,329,500	1,265,949
Perusahaan Gas Negara Persero Tbk PT	678,500	250,104

		2,937,554

Malaysia — 2.7%
British American Tobacco Malaysia Bhd	51,200	1,002,273
Felda Global Ventures Holdings Bhd	522,100	716,265
Genting Bhd	119,700	375,439
IOI Corp. Bhd	867,100	1,248,017
IOI Properties Group Sdn Bhd*	433,549	332,227
MISC Bhd*	66,300	115,496
Petronas Chemicals Group Bhd	166,800	352,687
PPB Group Bhd	23,400	115,472
Public Bank Bhd	7,800	46,531
Sapurakencana Petroleum Bhd*	213,300	319,530
Telekom Malaysia Bhd	665,700	1,128,377
Tenaga Nasional Bhd	168,300	585,279
YTL Corp. Bhd	282,600	139,899

		6,477,492

Mexico — 4.2%
Alfa SAB de CV (Class A Stock)	167,700	470,354
America Movil SAB de CV (Class L Stock)	2,398,900	2,796,405
Fibra Uno Administracion SA de CV	337,000	1,079,412
Fomento Economico Mexicano SAB de CV	116,200	1,124,932
Grupo Aeroportuario del Pacifico SAB de CV (Class B Stock)	18,400	98,366
Grupo Aeroportuario del Sureste SAB de CV (Class B Stock)	12,900	161,283
Grupo Carso SAB de CV (Class A Stock)	35,900	190,959
Grupo Financiero Inbursa SAB de CV (Class O Stock)	137,900	390,047

COMMON STOCKS (continued)	Shares	Value (Note 2)
Mexico (continued)
Grupo Mexico SAB de CV (Class B Stock)	220,700	$730,736
Grupo Televisa SAB	164,600	992,151
Industrias Penoles SAB de CV	8,590	213,281
Kimberly-Clark de Mexico SAB de CV (Class A Stock)	303,500	861,929
Wal-Mart de Mexico SAB de CV (Class V Stock)	316,500	830,490

		9,940,345

Peru — 0.1%
Cia de Minas Buenaventura SA, ADR	11,700	131,274

Philippines — 1.6%
Aboitiz Power Corp.	415,200	318,631
Alliance Global Group, Inc.	2,544,500	1,485,054
BDO Unibank, Inc.	85,540	132,704
Globe Telecom, Inc.	20,900	773,745
Jollibee Foods Corp.	237,530	928,289
Metropolitan Bank & Trust Co.	27,753	47,438
SM Prime Holdings, Inc.	372,400	123,639

		3,809,500

Poland — 2.1%
Bank Handlowy w Warszawie SA	13,882	481,014
Bank Millennium SA*	26,336	62,399
Bank Pekao SA	15,499	920,742
KGHM Polska Miedz SA	2,451	95,534
mBank	902	149,530
Polskie Gornictwo Naftowe i Gazownictwo SA	608,832	1,033,750
Powszechna Kasa Oszczednosci Bank Polski SA	54,204	706,708
Powszechny Zaklad Ubezpieczen SA	11,113	1,651,371

		5,101,048

Russia — 6.0%
Gazprom OAO	860,680	3,605,389
Lukoil OAO	55,358	3,438,594
Magnit OJSC, GDR	35,113	2,324,481
MegaFon OAO, GDR	5,168	173,128
MMC Norilsk Nickel OJSC	2,963	487,187
Rostelecom Ojsc*	147,290	496,020
Sberbank of Russia	90,424	1,137,534
Sistema JSFC, GDR	51,053	1,639,822
Surgutneftegas OAO, ADR	40,849	352,935
Tatneft OAO	83,160	523,349

		14,178,439

South Africa — 7.8%
Assore Ltd.	14,619	475,182
Barloworld Ltd.	13,703	130,735
Bidvest Group Ltd.	17,405	445,887
FirstRand Ltd.	656,451	2,249,611
Gold Fields Ltd.	45,674	146,014
Liberty Holdings Ltd.	76,397	886,882
Life Healthcare Group Holdings Ltd.	375,014	1,497,789
Mediclinic International	23,028	166,984
MMI Holdings Ltd.	551,883	1,332,637
MTN Group Ltd.	43,914	909,520
Naspers Ltd. (Class N Stock)	11,990	1,255,047
Nedbank Group Ltd.	12,573	252,093

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST QMA EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
South Africa (continued)
Netcare Ltd.	197,809	$490,982
RMB Holdings Ltd.	228,938	1,057,389
Sanlam Ltd.	336,919	1,712,132
Sasol Ltd.	65,517	3,224,472
Spar Group Ltd. (The)	37,352	468,908
Steinhoff International Holdings Ltd.	57,274	246,770
Vodacom Group Ltd.	126,965	1,609,756

		18,558,790

South Korea — 13.5%
AMOREPACIFIC Group	203	89,559
Coway Co. Ltd.	18,061	1,137,798
Daelim Industrial Co. Ltd.*	1,670	149,204
Doosan Corp.	618	81,773
Doosan Heavy Industries & Construction Co. Ltd.*	2,770	93,187
E-Mart Co. Ltd.*	6,541	1,654,263
Hanwha Corp.*	34,570	1,286,252
Hite Jinro Co. Ltd.	2,070	43,306
Hyundai Hysco Co. Ltd.*	32,200	1,268,339
Hyundai Mobis*	2,394	666,499
Hyundai Motor Co.	16,115	3,617,281
Hyundai Steel Co.*	3,367	276,055
Hyundai Wia Corp.*	905	163,323
KCC Corp.	287	127,619
Kia Motors Corp.	15,654	833,600
KT Corp.*	29,980	898,135
KT&G Corp.	18,545	1,309,790
LG Chem Ltd.*	500	142,221
Lotte Shopping Co. Ltd.*	3,920	1,501,625
LS Corp.*	9,019	692,487
LS Industrial Systems Co. Ltd.	914	56,986
Mirae Asset Securities Co. Ltd.	1,580	57,629
NAVER Corp.*	578	398,316
NHN Entertainment Corp.*	823	75,176
POSCO	3,915	1,218,201
Samsung Electronics Co. Ltd.	7,789	10,149,435
SK Holdings Co. Ltd.*	1,564	283,560
SK Hynix, Inc.*	61,000	2,133,631
SK Networks Co. Ltd.	7,670	55,039
SK Telecom Co. Ltd.	8,001	1,750,933

		32,211,222

Taiwan — 12.0%
Advanced Semiconductor Engineering, Inc.	1,600,000	1,494,711
Asia Pacific Telecom Co. Ltd.	96,000	49,807
Asustek Computer, Inc.	18,000	162,109
Catcher Technology Co. Ltd.	287,000	1,868,859
Cathay Financial Holding Co. Ltd.	363,287	589,935
China Development Financial Holding Corp.	4,005,000	1,212,623
CTBC Financial Holding Co. Ltd.	3,153,440	2,157,868
E. Sun Financial Holding Co. Ltd.	2,047,200	1,363,172
Eclat Textile Co. Ltd.	106,000	1,196,910
Far Eastern Department Stores Ltd.	60,100	59,569
First Financial Holding Co. Ltd.	414,000	257,780
Formosa Chemicals & Fibre Corp.	195,000	550,663
Fubon Financial Holding Co. Ltd.	252,000	369,591
Hon Hai Precision Industry Co. Ltd.	1,093,600	2,949,769
Hotai Motor Co. Ltd.	15,000	185,357
Inventec Corp.	903,000	799,612

COMMON STOCKS (continued)	Shares	Value (Note 2)
Taiwan (continued)
Largan Precision Co. Ltd.	43,000	$1,757,526
MediaTek, Inc.	72,000	1,073,152
Mega Financial Holding Co. Ltd.	2,077,174	1,751,333
Merida Industry Co. Ltd.	12,000	87,173
POU Chen Corp.	123,000	184,156
President Chain Store Corp.	34,000	236,063
Shin Kong Financial Holding Co. Ltd.	1,118,430	387,388
SinoPac Financial Holdings Co. Ltd.	2,862,076	1,429,807
Taishin Financial Holding Co. Ltd.	380,092	187,211
Taiwan Cement Corp.	207,000	321,866
Taiwan Semiconductor Manufacturing Co. Ltd.	1,144,000	4,039,418
Uni-President Enterprises Corp.	261,460	471,814
Vanguard International Semiconductor Corp.	473,000	563,291
Zhen Ding Technology Holding Ltd.	340,000	820,543

		28,579,076

Thailand — 2.2%
Airports of Thailand PCL	211,300	1,019,204
BTS Group Holdings PCL	348,600	92,295
Krung Thai Bank PCL	209,100	104,995
PTT Exploration & Production PCL	84,700	429,171
PTT Global Chemical PCL	724,500	1,741,799
PTT PCL	50,200	436,920
Siam Commercial Bank PCL (The)	331,500	1,447,664
Thai Oil PCL	49,500	84,734

		5,356,782

Turkey — 1.6%
Enka Insaat ve Sanayi A/S	430,026	1,205,748
Eregli Demir ve Celik Fabrikalari TAS	84,621	101,663
KOC Holding A/S	41,449	169,932
Koza Altin Isletmeleri A/S	81,765	845,093
Tofas Turk Otomobil Fabrikasi A/S	7,636	47,669
Turk Hava Yollari	334,705	1,003,477
Turkcell Iletisim Hizmetleri A/S*	26,384	139,827
Turkiye Halk Bankasi A/S	38,207	216,156

		3,729,565

United States — 0.1%
Southern Copper Corp.	10,400	298,584

TOTAL COMMON STOCKS (cost $210,024,141)		213,498,666

EXCHANGE TRADED FUNDS — 4.9%
iShares MSCI Emerging Markets ETF(a)	275,000	11,486,750
iShares MSCI India ETF	5,000	123,800

TOTAL EXCHANGE TRADED FUNDS (cost $11,385,515)		11,610,550

PREFERRED STOCKS — 4.6%
Brazil — 3.0%
Banco Bradesco SA, (PRFC)	33,110	408,253
Braskem SA (PRFC A)*	5,200	46,286
Cia Brasileira de Distribuicao Grupo Pao de Acucar, (PRFC)	7,600	337,953
Cia Energetica de Minas Gerais, (PRFC)	183,760	1,091,227
Cia Paranaense de Energia (PRFC B)	5,600	72,467
Itau Unibanco Holding SA, (PRFC)	80,000	1,063,050
Itausa - Investimentos Itau SA, (PRFC)	567,830	2,142,074
Metalurgica Gerdau SA, (PRFC)	7,200	71,412

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST QMA EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

PREFERRED STOCKS (continued)	Shares	Value (Note 2)
Brazil (Continued)
Oi SA, (PRFC)	47,900	$72,888
Petroleo Brasileiro SA (PRFC)	188,000	1,361,043
Vale SA (PRFC)	40,000	554,922

		7,221,575

Chile — 0.1%
Embotelladora Andina SA, (PRFC B)	34,873	160,139

Colombia — 0.1%
Bancolombia SA (PRFC)	4,000	48,580
Grupo Aval Acciones y Valores, (PRFC)	487,059	321,762

		370,342

Russia — 0.8%
AK Transneft OAO, (PRFC)	690	1,818,157

South Korea — 0.6%
Hyundai Motor Co. (2nd PRFC)	2,200	272,459
Hyundai Motor Co. (PRFC)	1,600	189,789
LG Chem Ltd., (PRFC)*	200	28,944
Samsung Electronics Co. Ltd. (PRFC)	1,000	961,709

		1,452,901

TOTAL PREFERRED STOCKS (cost $12,153,926)		11,023,114

TOTAL LONG-TERM INVESTMENTS (cost $233,563,582)		236,132,330

SHORT-TERM INVESTMENTS — 6.2%
AFFILIATED MONEY MARKET MUTUAL FUND — 6.1%
Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund (cost $14,474,520; includes $12,012,352 of cash collateral for securities on loan)(b)(w)(Note 4)	14,474,520	14,474,520

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATION(k)(n) — 0.1%
U.S. TREASURY Bills (cost $199,974)
0.017%	03/20/14	200	$199,974

TOTAL SHORT-TERM INVESTMENTS (cost $14,674,494)			14,674,494

TOTAL INVESTMENTS — 105.3% (cost $248,238,076)			250,806,824
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (5.3)%			(12,670,625)

NET ASSETS — 100.0%			$238,136,199

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
GDR	Global Depositary Receipt
MSCI	Morgan Stanley Capital International
PRFC	Preference Shares
UTS	Unit Trust Security

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $11,799,678; cash collateral of $12,012,352 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios2-Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation
Long Positions:
31	Mini MSCI Emerging Markets Index	Mar. 2014	$1,523,340	$1,576,040	$52,700
15	MSCI Taiwan Stock Index	Jan. 2014	446,850	454,800	7,950

					$60,650

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST QMA EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Brazil	$18,735,260	$—	$—
Chile	1,585,176	—	—
China	90,946	43,131,984	—
Colombia	2,035,436	—	—
Czech Republic	—	447,800	—
Greece	—	524,740	—
Hong Kong	—	3,688,260	—
Hungary	—	167,021	—
India	11,782,372	—	—
Indonesia	—	2,937,554	—
Malaysia	1,381,031	5,096,461	—
Mexico	9,940,345	—	—
Peru	131,274	—	—
Philippines	—	3,809,500	—
Poland	—	5,101,048	—
Russia	14,178,439	—	—
South Africa	1,609,756	16,949,034	—
South Korea	75,176	30,867,707	1,268,339
Taiwan	—	28,579,076	—
Thailand	5,356,782	—	—
Turkey	—	3,729,565	—
United States	298,584	—	—
Exchange Traded Funds	11,610,550	—	—
Preferred Stocks:
Brazil	7,221,575	—	—
Chile	160,139	—	—
Colombia	370,342	—	—
Russia	1,818,157	—	—
South Korea	—	1,452,901	—
U.S. Treasury Obligation	—	199,974	—
Affiliated Money Market Mutual Fund	14,474,520	—	—
Other Financial Instruments*
Futures	60,650	—	—

Total	$102,916,510	$146,682,625	$1,268,339

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST QMA EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows (unaudited):

Commercial Banks	16.9%
Oil, Gas & Consumable Fuels	10.2
Semiconductors & Semiconductor Equipment	8.6
Affiliated Money Market Mutual Fund (5.0% represents investments purchased with collateral from securities on loan)	6.1
Wireless Telecommunication Services	5.2
Metals & Mining	5.1
Exchange Traded Funds	4.9
Insurance	4.0
Automobiles	3.5
Food Products	3.1
Food & Staples Retailing	2.5
Chemicals	2.4
Electronic Equipment, Instruments & Components	2.4
Real Estate Management & Development	2.3
IT Services	1.9
Construction & Engineering	1.9
Industrial Conglomerates	1.8
Diversified Telecommunication Services	1.8
Diversified Financial Services	1.7
Independent Power Producers & Energy Traders	1.6
Beverages	1.4
Internet Software & Services	1.2
Computers & Peripherals	1.2
Construction Materials	1.2

Textiles, Apparel & Luxury Goods	1.0%
Tobacco	1.0
Health Care Providers & Services	0.9
Media	0.9
Electric Utilities	0.9
Hotels, Restaurants & Leisure	0.8
Pharmaceuticals	0.7
Transportation Infrastructure	0.7
Machinery	0.7
Multiline Retail	0.6
Household Durables	0.6
Diversified Consumer Services	0.5
Real Estate Investment Trusts (REITs)	0.4
Airlines	0.4
Household Products	0.4
Electrical Equipment	0.3
Auto Components	0.3
Gas Utilities	0.3
Energy Equipment & Services	0.3
Specialty Retail	0.2
Capital Markets	0.1
U.S. Treasury Obligations	0.1
Trading Companies & Distributors	0.1
Road & Rail	0.1
Multi-Utilities	0.1

105.3
Liabilities in excess of other assets	(5.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST QMA EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from broker-variation margin	$60,650	*	—	$—

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period February 25, 2013* through December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights (1)	Futures	Forward Currency Contracts(2)	Total
Foreign exchange contracts	$—	$—	$(287,673)	$(287,673)
Equity contracts	77,017	176,207	—	253,224

Total	$77,017	$176,207	$(287,673)	$(34,449)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$60,650

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

For the period February 25, 2013* through December 31, 2013, the Portfolio’s average value at trade date for futures long position was $1,846,666.

*	Commencement of operations.

The Portfolio invested in financial instruments and derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument and derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on Loan	$11,799,678	$ —	$ —	$11,799,678
Exchange-traded and cleared derivatives	12,710	—	—	12,710

				11,812,388

Collateral Amount Pledged/(Received):
Securities on Loan				(11,799,678)
Exchange-traded and cleared derivatives				—

Net Amount				$12,710

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST QMA EMERGING MARKETS EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $11,799,678:
Unaffiliated investments (cost $233,763,556)	$236,332,304
Affiliated investments (cost $14,474,520)	14,474,520
Foreign currency, at value (cost $199,105)	198,684
Dividends and interest receivable	134,129
Receivable for investments sold	69,613
Tax reclaim receivable	16,441
Due from broker-variation margin	12,710
Receivable for fund share sold	7,128
Prepaid expenses	2,368

Total Assets	251,247,897

LIABILITIES:
Payable to broker for collateral for securities on loan	12,012,352
Payable for investments purchased	830,926
Accrued expenses and other liabilities	156,792
Advisory fees payable	107,870
Distribution fee payable	3,253
Affiliated transfer agent fee payable	417
Payable for fund share repurchased	88

Total Liabilities	13,111,698

NET ASSETS	$238,136,199

Net assets were comprised of:
Paid-in capital	$249,663,741
Retained earnings	(11,527,542)

Net assets, December 31, 2013	$238,136,199

Net asset value and redemption price per share, $238,136,199 / 24,447,584 outstanding shares of beneficial interest	$9.74

STATEMENT OF OPERATIONS

For the Period February 25, 2013* through December 31, 2013

INCOME
Unaffiliated dividend income (net of $935,175 foreign withholding tax)	$7,473,722
Affiliated dividend income	11,065
Affiliated income from securities lending, net	6,716
Interest income	58

7,491,561

EXPENSES
Advisory fees	2,468,158
Custodian and accounting fees	438,000
Distribution fee (Note 4)	226,436
Audit fee	32,000
Trustees’ fees	14,000
Legal fees and expenses	11,000
Shareholders’ reports	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300) (Note 4)	8,000
Commitment fee on syndicated credit agreement	4,000
Insurance expenses	2,000
Loan interest expense (Note 7)	1,293
Miscellaneous	33,438

Total expenses	3,247,325

NET INVESTMENT INCOME	4,244,236

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (net of foreign capital gains taxes $(291))	(18,191,864)
Futures transactions	176,207
Foreign currency transactions	(381,863)

(18,397,520)

Net change in unrealized appreciation (depreciation) on:
Investments	2,568,748
Futures	60,650
Foreign currencies	(3,656)

2,625,742

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(15,771,778)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(11,527,542)

STATEMENT OF CHANGES IN NET ASSETS

February 25, 2013* through December 31, 2013
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$4,244,236
Net realized loss on investment and foreign currency transactions	(18,397,520)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	2,625,742

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(11,527,542)

FUND SHARE TRANSACTIONS:
Fund share sold [40,229,042 shares]	400,705,568
Fund share repurchased [15,781,458 shares]	(151,041,827)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	249,663,741

TOTAL INCREASE IN NET ASSETS	238,136,199
NET ASSETS:
Beginning of period	—

End of period	$238,136,199

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST QMA LARGE-CAP PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 99.4%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 3.3%
General Dynamics Corp.	274,100	$26,190,255
Honeywell International, Inc.	19,100	1,745,167
L-3 Communications Holdings, Inc.	83,300	8,901,438
Lockheed Martin Corp.	17,800	2,646,148
Northrop Grumman Corp.	248,600	28,492,046
Raytheon Co.	143,100	12,979,170
Spirit Aerosystems Holdings, Inc. (Class A Stock)*	116,600	3,973,728
Teledyne Technologies, Inc.*	4,700	431,742

		85,359,694

Air Freight & Logistics — 1.1%
United Parcel Service, Inc. (Class B Stock)	271,700	28,550,236

Airlines — 0.1%
Alaska Air Group, Inc.	19,100	1,401,367

Auto Components — 0.1%
BorgWarner, Inc.	34,800	1,945,668

Automobiles — 1.1%
Ford Motor Co.	1,743,200	26,897,576
Thor Industries, Inc.	33,000	1,822,590

		28,720,166

Beverages — 2.5%
Coca-Cola Co. (The)	560,900	23,170,779
Coca-Cola Enterprises, Inc.	112,000	4,942,560
Dr. Pepper Snapple Group, Inc.	53,700	2,616,264
PepsiCo, Inc.	420,900	34,909,446

		65,639,049

Biotechnology — 2.4%
Alexion Pharmaceuticals, Inc.*	109,800	14,609,988
Amgen, Inc.	143,600	16,393,376
Biogen Idec, Inc.*	104,900	29,345,775
Celgene Corp.*	12,600	2,128,896
Gilead Sciences, Inc.*	6,000	450,900

		62,928,935

Building Products — 0.9%
A.O. Smith Corp.	145,700	7,859,058
Armstrong World Industries, Inc.*	19,200	1,106,112
Lennox International, Inc.	24,500	2,083,970
Masco Corp.	508,400	11,576,268

		22,625,408

Capital Markets — 2.7%
Ameriprise Financial, Inc.	47,500	5,464,875
BlackRock, Inc.	24,500	7,753,515
E*Trade Financial Corp.*	93,800	1,842,232
Franklin Resources, Inc.	281,000	16,222,130
Goldman Sachs Group, Inc. (The)	186,200	33,005,812
Raymond James Financial, Inc.	59,700	3,115,743
SEI Investments Co.	14,600	507,058
State Street Corp.	44,300	3,251,177
Waddell & Reed Financial, Inc. (Class A Stock)	11,900	774,928

		71,937,470

Chemicals — 1.7%
International Flavors & Fragrances, Inc.	53,000	4,556,940

COMMON STOCKS (continued)	Shares	Value (Note 2)
Chemicals (continued)
LyondellBasell Industries NV (Class A Stock)	106,900	$8,581,932
PPG Industries, Inc.	117,600	22,304,016
Westlake Chemical Corp.	74,900	9,143,043

		44,585,931

Commercial Banks — 4.3%
Fifth Third Bancorp	482,300	10,142,769
Huntington Bancshares, Inc.	1,301,600	12,560,440
KeyCorp	1,311,900	17,605,698
PNC Financial Services Group, Inc. (The)	165,800	12,862,764
Regions Financial Corp.	553,300	5,472,137
Wells Fargo & Co.	1,169,400	53,090,760

		111,734,568

Commercial Services & Supplies — 0.1%
Pitney Bowes, Inc.(a)	33,600	782,880
UniFirst Corp.	5,800	620,600

		1,403,480

Communications Equipment — 3.3%
Cisco Systems, Inc.	1,390,900	31,225,705
Harris Corp.	138,300	9,654,723
Juniper Networks, Inc.*	266,800	6,021,676
QUALCOMM, Inc.	525,000	38,981,250

		85,883,354

Computers & Peripherals — 4.9%
Apple, Inc.	168,500	94,547,035
EMC Corp.	46,600	1,171,990
Hewlett-Packard Co.	835,600	23,380,088
Western Digital Corp.	122,500	10,277,750

		129,376,863

Construction & Engineering — 0.4%
AECOM Technology Corp.*	52,100	1,533,303
Jacobs Engineering Group, Inc.*	69,300	4,365,207
Quanta Services, Inc.*	165,800	5,232,648

		11,131,158

Consumer Finance — 0.6%
Capital One Financial Corp.	82,000	6,282,020
Discover Financial Services	130,500	7,301,475
Nelnet, Inc. (Class A Stock)	23,400	986,076

		14,569,571

Containers & Packaging
Rock-Tenn Co. (Class A Stock)	8,000	840,080

Diversified Financial Services — 3.8%
Bank of America Corp.	1,008,100	15,696,117
Berkshire Hathaway, Inc. (Class B Stock)*	126,400	14,985,984
Citigroup, Inc.	450,800	23,491,188
JPMorgan Chase & Co.	701,000	40,994,480
McGraw Hill Financial, Inc.	35,200	2,752,640
NASDAQ OMX Group, Inc. (The)	34,200	1,361,160

		99,281,569

Diversified Telecommunication Services — 2.3%
AT&T, Inc.	905,200	31,826,832
CenturyLink, Inc.(a)	587,500	18,711,875

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST QMA LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Diversified Telecommunication Services (continued)
Verizon Communications, Inc.	199,000	$9,778,860

		60,317,567

Electric Utilities — 1.1%
Duke Energy Corp.	100,500	6,935,505
Exelon Corp.	19,700	539,583
PPL Corp.	592,600	17,831,334
Xcel Energy, Inc.	115,000	3,213,100

		28,519,522

Electrical Equipment — 1.0%
AMETEK, Inc.	16,100	847,987
Emerson Electric Co.	295,600	20,745,208
Rockwell Automation, Inc.	28,500	3,367,560

		24,960,755

Electronic Equipment, Instruments & Components — 0.6%
Arrow Electronics, Inc.*	46,900	2,544,325
Avnet, Inc.	45,000	1,984,950
Ingram Micro, Inc. (Class A Stock)*	91,200	2,139,552
Jabil Circuit, Inc.	122,300	2,132,912
SYNNEX Corp.*	10,700	721,180
TE Connectivity Ltd. (Switzerland)	95,700	5,274,027

		14,796,946

Energy Equipment & Services — 2.3%
Baker Hughes, Inc.	157,100	8,681,346
Dril-Quip, Inc.*	5,800	637,594
Ensco PLC (Class A Stock)	266,800	15,255,624
Schlumberger Ltd.	400,500	36,089,055

		60,663,619

Food & Staples Retailing — 2.4%
CVS Caremark Corp.	115,300	8,252,021
Kroger Co. (The)	581,500	22,986,695
Wal-Mart Stores, Inc.	409,100	32,192,079

		63,430,795

Food Products — 1.0%
Archer-Daniels-Midland Co.	367,300	15,940,820
Bunge Ltd.	26,800	2,200,548
Dean Foods Co.*	58,200	1,000,458
Ingredion, Inc.	13,900	951,594
J.M. Smucker Co. (The)	10,400	1,077,648
Pilgrim’s Pride Corp.*	91,300	1,483,625
Tyson Foods, Inc. (Class A Stock)	111,400	3,727,444

		26,382,137

Gas Utilities — 0.2%
New Jersey Resources Corp.	17,400	804,576
UGI Corp.	118,200	4,900,572

		5,705,148

Health Care Equipment & Supplies — 2.3%
Abbott Laboratories	789,400	30,257,702
Becton, Dickinson and Co.	81,900	9,049,131
CareFusion Corp.*	161,400	6,426,948
Invacare Corp.	28,000	649,880
Medtronic, Inc.	72,100	4,137,819
St. Jude Medical, Inc.	138,000	8,549,100

		59,070,580

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Providers & Services — 3.0%
CIGNA Corp.	205,600	$17,985,888
Express Scripts Holding Co.*	294,600	20,692,704
UnitedHealth Group, Inc.(a)	203,600	15,331,080
WellPoint, Inc.	262,600	24,261,614

		78,271,286

Hotels, Restaurants & Leisure — 1.8%
Jack in the Box, Inc.*	79,200	3,961,584
Marriott Vacations Worldwide Corp.*	34,600	1,825,496
McDonald’s Corp.	355,500	34,494,165
Wyndham Worldwide Corp.	80,500	5,932,045

		46,213,290

Household Durables — 0.6%
Whirlpool Corp.	101,200	15,874,232

Household Products — 1.7%
Colgate-Palmolive Co.	175,000	11,411,750
Procter & Gamble Co. (The)	422,600	34,403,866

		45,815,616

Independent Power Producers & Energy Traders — 0.3%
AES Corp. (The)	548,900	7,964,539

Industrial Conglomerates — 1.2%
3M Co.	50,800	7,124,700
General Electric Co.	908,000	25,451,240

		32,575,940

Insurance — 1.6%
American Financial Group, Inc.	36,400	2,101,008
Aspen Insurance Holdings Ltd.	18,500	764,235
Chubb Corp. (The)	94,900	9,170,187
PartnerRe Ltd.	100,500	10,595,715
Reinsurance Group of America, Inc.	18,200	1,408,862
Travelers Cos., Inc. (The)	169,700	15,364,638
XL Group PLC (Ireland)	54,800	1,744,832

		41,149,477

Internet & Catalog Retail
Amazon.com, Inc.*	2,200	877,338

Internet Software & Services — 2.8%
Akamai Technologies, Inc.*(a)	90,000	4,246,200
Facebook, Inc. (Class A Stock)*	150,600	8,231,796
Google, Inc. (Class A Stock)*	53,440	59,890,743

		72,368,739

IT Services — 2.0%
Cognizant Technology Solutions Corp. (Class A Stock)*	97,000	9,795,060
Computer Sciences Corp.	29,800	1,665,224
CoreLogic, Inc.*	159,100	5,652,823
DST Systems, Inc.	52,600	4,772,924
Fiserv, Inc.*	73,600	4,346,080
Genpact Ltd.*	102,400	1,881,088
iGATE Corp.*	61,300	2,461,808
International Business Machines Corp.	85,500	16,037,235
MasterCard, Inc. (Class A Stock)	500	417,730
Syntel, Inc.*	35,600	3,237,820
Total System Services, Inc.	104,500	3,477,760

		53,745,552

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST QMA LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Leisure Equipment & Products — 0.2%
Polaris Industries, Inc.(a)	40,500	$5,898,420

Machinery — 0.8%
Deere & Co.	12,500	1,141,625
Hyster-Yale Materials Handling, Inc.	11,500	1,071,340
Illinois Tool Works, Inc.	49,500	4,161,960
Lincoln Electric Holdings, Inc.	55,700	3,973,638
Oshkosh Corp.	146,100	7,360,518
Valmont Industries, Inc.(a)	15,900	2,371,008
WABCO Holdings, Inc.*	21,800	2,036,338

		22,116,427

Marine
Matson, Inc.	48,800	1,274,168

Media — 2.7%
AMC Networks, Inc. (Class A Stock)*	48,200	3,282,902
Comcast Corp. (Class A Stock)	885,600	46,020,204
DIRECTV*	36,100	2,494,149
Graham Holdings Co.*	7,700	5,107,564
Scripps Networks Interactive, Inc. (Class A Stock)	34,000	2,937,940
Viacom, Inc. (Class B Stock)	117,500	10,262,450
Walt Disney Co. (The)	14,500	1,107,800

		71,213,009

Metals & Mining — 1.3%
Cliffs Natural Resources, Inc.(a)	34,300	899,003
Freeport-McMoRan Copper & Gold, Inc.	728,700	27,501,138
Newmont Mining Corp.	169,300	3,898,979
Southern Copper Corp.	87,600	2,514,996

		34,814,116

Multiline Retail — 1.6%
Dillard’s, Inc. (Class A Stock)	33,000	3,207,930
Dollar General Corp.*	168,200	10,145,824
Macy’s, Inc.	478,400	25,546,560
Target Corp.	42,400	2,682,648

		41,582,962

Multi-Utilities — 0.8%
DTE Energy Co.	121,600	8,073,024
PG&E Corp.	161,700	6,513,276
SCANA Corp.	124,800	5,856,864

		20,443,164

Oil, Gas & Consumable Fuels — 9.4%
Anadarko Petroleum Corp.	318,400	25,255,488
Apache Corp.	125,400	10,776,876
Chesapeake Energy Corp.	77,600	2,106,064
Chevron Corp.	409,100	51,100,681
ConocoPhillips	383,100	27,066,015
Devon Energy Corp.	84,700	5,240,389
EOG Resources, Inc.	32,700	5,488,368
Exxon Mobil Corp.	504,500	51,055,400
Kinder Morgan, Inc.	665,000	23,940,000
Marathon Oil Corp.	164,900	5,820,970
Marathon Petroleum Corp.	133,400	12,236,782
Phillips 66	347,300	26,787,249
SM Energy Co.	8,600	714,746

		247,589,028

COMMON STOCKS (continued)	Shares	Value (Note 2)
Paper & Forest Products
Clearwater Paper Corp.*	13,900	$729,750
Neenah Paper, Inc.	4,900	209,573
Schweitzer-Mauduit International, Inc.	7,900	406,613

		1,345,936

Personal Products — 0.1%
Avon Products, Inc.	150,200	2,586,444

Pharmaceuticals — 6.4%
Allergan, Inc.	177,900	19,761,132
Eli Lilly & Co.	342,000	17,442,000
Forest Laboratories, Inc.*	147,800	8,872,434
Jazz Pharmaceuticals PLC*	114,700	14,516,432
Johnson & Johnson	652,400	59,753,316
Merck & Co., Inc.	358,300	17,932,915
Pfizer, Inc.	980,600	30,035,778

		168,314,007

Real Estate Investment Trusts (REITs) — 0.9%
American Capital Mortgage Investment Corp.	45,500	794,430
Annaly Capital Management, Inc.	1,322,100	13,181,337
Franklin Street Properties Corp.	122,000	1,457,900
RLJ Lodging Trust	162,700	3,956,864
Simon Property Group, Inc.	8,000	1,217,280
Starwood Property Trust, Inc.	51,400	1,423,780
Ventas, Inc.	44,900	2,571,872

		24,603,463

Real Estate Management & Development — 0.9%
CBRE Group, Inc. (Class A Stock)*	666,100	17,518,430
Jones Lang LaSalle, Inc.	56,500	5,785,035

		23,303,465

Road & Rail — 2.3%
CSX Corp.	531,500	15,291,255
Norfolk Southern Corp.	190,100	17,646,983
Old Dominion Freight Line, Inc.*	24,300	1,288,386
Union Pacific Corp.	162,700	27,333,600

		61,560,224

Semiconductors & Semiconductor Equipment — 1.6%
Intel Corp.	1,005,300	26,097,588
LSI Corp.	1,047,200	11,540,144
Skyworks Solutions, Inc.*	116,400	3,324,384

		40,962,116

Software — 4.4%
ANSYS, Inc.*	15,600	1,360,320
CA, Inc.	255,600	8,600,940
Citrix Systems, Inc.*	84,400	5,338,300
Manhattan Associates, Inc.*	30,200	3,547,896
Microsoft Corp.	712,700	26,676,361
Oracle Corp.	1,183,100	45,265,406
Pegasystems, Inc.	31,900	1,568,842
Red Hat, Inc.*	15,800	885,432
SS&C Technologies Holdings, Inc.*	16,800	743,568
Symantec Corp.	671,800	15,841,044
TiVo, Inc.*	58,400	766,208
VMware, Inc. (Class A Stock)*(a)	55,500	4,978,905

		115,573,222

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST QMA LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Specialty Retail — 2.6%
Bed Bath & Beyond, Inc.*(a)	22,500	$1,806,750
Express, Inc.*	106,400	1,986,488
Foot Locker, Inc.	169,200	7,011,648
GameStop Corp. (Class A Stock)	47,700	2,349,702
Gap, Inc. (The)	282,200	11,028,376
Home Depot, Inc. (The)	185,100	15,241,134
Ross Stores, Inc.	171,200	12,828,016
TJX Cos., Inc. (The)	232,800	14,836,344

		67,088,458

Textiles, Apparel & Luxury Goods — 0.9%
Michael Kors Holdings Ltd.*(a)	118,100	9,588,539
NIKE, Inc. (Class B Stock)	37,200	2,925,408
VF Corp.	157,600	9,824,784

		22,338,731

Tobacco — 0.5%
Altria Group, Inc.	292,600	11,232,914
Philip Morris International, Inc.	34,000	2,962,420

		14,195,334

Trading Companies & Distributors — 0.5%
MRC Global, Inc.*	118,300	3,816,358
W.W. Grainger, Inc.	41,400	10,574,388

		14,390,746

TOTAL LONG-TERM INVESTMENTS (cost $2,361,877,282)		2,607,811,085

SHORT-TERM INVESTMENTS — 2.3%	Shares	Value (Note 2)
AFFILIATED MONEY MARKET MUTUAL FUND — 2.2%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $57,587,421; includes $40,172,693 of cash collateral for securities on loan)(b)(w)(Note 4)	57,587,421	$57,587,421

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(k)(n) — 0.1%
U.S. Treasury Bills
0.017%	03/20/14	1,000	999,872
0.035%	03/20/14	400	399,949
0.060%	03/20/14	200	199,974
0.061%	03/20/14	200	199,974

TOTAL U.S. TREASURY OBLIGATIONS (cost $1,799,812)			1,799,769

TOTAL SHORT-TERM INVESTMENTS (cost $59,387,233)			59,387,190

TOTAL INVESTMENTS — 101.7% (cost $2,421,264,515)			2,667,198,275
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (1.7)%			(44,398,434)

NET ASSETS — 100.0%			$2,622,799,841

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $39,452,150; cash collateral of $40,172,693 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date. (w) Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios2-Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation
Long Position:
225	S&P 500 E-Mini	Mar. 2014	$20,027,812	$20,712,375	$684,563

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST QMA LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$2,607,811,085	$—	$—
U. S. Treasury Obligations	—	1,799,769	—
Affiliated Money Market Mutual Fund	57,587,421	—	—
Other Financial Instruments*
Futures	684,563	—	—

Total	$2,666,083,069	$1,799,769	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

Oil, Gas & Consumable Fuels	9.4%
Pharmaceuticals	6.4
Computers & Peripherals	4.9
Software	4.4
Commercial Banks	4.3
Diversified Financial Services	3.8
Communications Equipment	3.3
Aerospace & Defense	3.3
Health Care Providers & Services	3.0
Internet Software & Services	2.8
Capital Markets	2.7
Media	2.7
Specialty Retail	2.6
Beverages	2.5
Food & Staples Retailing	2.4
Biotechnology	2.4
Road & Rail	2.3
Energy Equipment & Services	2.3
Diversified Telecommunication Services	2.3
Health Care Equipment & Supplies	2.3
Affiliated Money Market Mutual Fund (1.5% represents investments purchased with collateral from securities on loan)	2.2
IT Services	2.0
Hotels, Restaurants & Leisure	1.8
Household Products	1.7
Chemicals	1.7
Multiline Retail	1.6
Insurance	1.6
Semiconductors & Semiconductor Equipment	1.6
Metals & Mining	1.3
Industrial Conglomerates	1.2
Automobiles	1.1
Air Freight & Logistics	1.1
Electric Utilities	1.1
Food Products	1.0
Electrical Equipment	1.0
Real Estate Investment Trusts (REITs)	0.9
Real Estate Management & Development	0.9
Building Products	0.9

Textiles, Apparel & Luxury Goods	0.9%
Machinery	0.8
Multi-Utilities	0.8
Household Durables	0.6
Electronic Equipment, Instruments & Components	0.6
Consumer Finance	0.6
Trading Companies & Distributors	0.5
Tobacco	0.5
Construction & Engineering	0.4
Independent Power Producers & Energy Traders	0.3
Leisure Equipment & Products	0.2
Gas Utilities	0.2
Personal Products	0.1
Auto Components	0.1
U.S. Treasury Obligations	0.1
Commercial Services & Supplies	0.1
Airlines	0.1

101.7
Liabilities in excess of other assets	(1.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST QMA LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instrumentsis equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and the Statement of Operations is presented in the summary below.

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives				Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due to broker-variation margin	$684,563	*	—	$—

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period April 29, 2013* through December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$978,367

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$684,563

For the period April 29, 2013* through December 31, 2013, the Portfolio’s average value at trade date for futures long position was $24,874,942.

*	Commencement of operations.

The Portfolio invested in financial instruments and derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument and derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$39,452,150	$—	$—	$39,452,150
Exchange-traded and cleared derivatives	72,000	—	—	72,000

				39,524,150

Collateral Amount Pledged/(Received):
Securities on loan				(39,452,150)
Exchange-traded and cleared derivatives				—

Net Amount				$72,000

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST QMA LARGE-CAP PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $39,452,150:
Unaffiliated investments (cost $2,363,677,094)	$2,609,610,854
Affiliated investments (cost $57,587,421)	57,587,421
Dividends and interest receivable	3,082,233
Receivable for fund share sold	281,445
Due from broker-variation margin	72,000
Prepaid expenses	21,367

Total Assets	2,670,655,320

LIABILITIES:
Payable to broker for collateral for securities on loan	40,172,693
Payable for fund share repurchased	7,052,446
Advisory fees payable	482,463
Accrued expenses and other liabilities	110,664
Distribution fee payable	36,245
Payable to custodian	551
Affiliated transfer agent fee payable	417

Total Liabilities	47,855,479

NET ASSETS	$2,622,799,841

Net assets were comprised of:
Paid-in capital	$2,263,490,230
Retained earnings	359,309,611

Net assets, December 31, 2013	$2,622,799,841

Net asset value and redemption price per share, $2,622,799,841 / 222,144,920 outstanding shares of beneficial interest	$11.81

STATEMENT OF OPERATIONS

For the Period April 29, 2013* Through December 31, 2013

INCOME
Unaffiliated dividend income (net of $9,059 foreign withholding tax)	$34,507,389
Affiliated dividend income	64,454
Affiliated income from securities lending, net	62,924
Interest income	568

34,635,335

EXPENSES
Advisory fees	11,498,047
Distribution fee (Note 4)	1,604,670
Custodian and accounting fees	143,000
Legal fees and expenses	25,000
Audit fee	24,000
Trustees’ fees	20,000
Insurance expenses	15,000
Shareholders’ reports	8,000
Transfer agent’s fees and expenses (including affiliated expense of $1,900) (Note 4)	7,000
Commitment fee on syndicated credit agreement	6,000
Loan interest expense (Note 7)	215
Miscellaneous	9,416

Total expenses	13,360,348
Less: advisory fee waivers and/or expense reimbursement	(234,801)

Net expenses	13,125,547

NET INVESTMENT INCOME	21,509,788

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investment transactions	90,203,133
Futures transactions	978,367

91,181,500

Net change in unrealized appreciation (depreciation) on:
Investments	245,933,760
Futures	684,563

246,618,323

NET GAIN ON INVESTMENTS	337,799,823

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$359,309,611

STATEMENT OF CHANGES IN NET ASSETS

April 29, 2013* through December 31, 2013
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$21,509,788
Net realized gain on investment transactions	91,181,500
Net change in unrealized appreciation (depreciation) on investments	246,618,323

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	359,309,611

FUND SHARE TRANSACTIONS:
Fund share sold [264,208,743 shares]	2,721,115,183
Fund share repurchased [42,063,823 shares]	(457,624,953)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	2,263,490,230

TOTAL INCREASE IN NET ASSETS	2,622,799,841
NET ASSETS:
Beginning of period	—

End of period	$2,622,799,841

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST SMALL-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 99.7%
COMMON STOCKS — 99.7%	Shares	Value (Note 2)
Aerospace & Defense — 1.4%
Astronics Corp.*	15,420	$786,420
Hexcel Corp.*	254,766	11,385,493

		12,171,913

Airlines — 1.8%
American Airlines Group, Inc.*(a)	150,868	3,809,417
JetBlue Airways Corp.*(a)	777,290	6,645,829
Spirit Airlines, Inc.*	131,016	5,949,436

		16,404,682

Auto Components — 0.6%
Tenneco, Inc.*	102,070	5,774,100

Biotechnology — 8.3%
Acorda Therapeutics, Inc.*	173,880	5,077,296
Aegerion Pharmaceuticals, Inc.*(a)	69,180	4,909,013
Alnylam Pharmaceuticals, Inc.*	57,438	3,694,986
BIND Therapeutics, Inc.*(a)	88,942	1,342,135
Cepheid, Inc.*(a)	52,304	2,443,643
Cubist Pharmaceuticals, Inc.*	63,115	4,346,730
Insys Therapeutics, Inc.*	25,330	980,524
Intercept Pharmaceuticals, Inc.*	25,611	1,748,719
Intrexon Corp.*(a)	47,372	1,127,454
Isis Pharmaceuticals, Inc.*(a)	142,890	5,692,737
LipoScience, Inc.*	69,515	295,439
MacroGenics, Inc.*	45,490	1,247,791
NPS Pharmaceuticals, Inc.*	104,902	3,184,825
Ophthotech Corp.*(a)	105,895	3,425,703
Portola Pharmaceuticals, Inc.*(a)	49,177	1,266,308
Sarepta Therapeutics, Inc.*(a)	67,640	1,377,827
Seattle Genetics, Inc.*(a)	132,545	5,287,220
Synageva BioPharma Corp.*(a)	17,381	1,124,898
Theravance, Inc.*(a)	164,577	5,867,170
United Therapeutics Corp.*(a)	158,810	17,958,235
Verastem, Inc.*	153,110	1,745,454

		74,144,107

Building Products — 2.8%
Apogee Enterprises, Inc.	34,470	1,237,818
PGT, Inc.*	398,065	4,028,418
Trex Co., Inc.*	175,344	13,945,108
USG Corp.*(a)	190,684	5,411,612

		24,622,956

Capital Markets — 1.0%
Evercore Partners, Inc. (Class A Stock)	44,977	2,688,725
Financial Engines, Inc.	16,100	1,118,628
Stifel Financial Corp.*(a)	106,851	5,120,300

		8,927,653

Chemicals — 2.5%
Huntsman Corp.	341,786	8,407,936
PolyOne Corp.	76,420	2,701,447
Quaker Chemical Corp.	141,835	10,931,223

		22,040,606

Commercial Banks — 2.6%
Bank of the Ozarks, Inc.	80,533	4,557,362
CoBiz Financial, Inc.	162,933	1,948,679
Customers Bancorp, Inc.*	28,580	584,747
First Internet Bancorp	18,460	415,350

COMMON STOCKS (continued)	Shares	Value (Note 2)
Commercial Banks (continued)
First NBC Bank Holding Co.*	86,300	$2,787,490
Pacific Premier Bancorp, Inc.*	93,397	1,470,069
PacWest Bancorp	5,450	230,099
SVB Financial Group*	44,078	4,622,019
UMB Financial Corp.	97,672	6,278,356

		22,894,171

Commercial Services & Supplies — 0.9%
Waste Connections, Inc.	179,456	7,829,665

Communications Equipment — 2.1%
Applied Optoelectronics, Inc.*	47,680	715,677
Aruba Networks, Inc.*(a)	327,876	5,868,980
CalAmp Corp.*	116,920	3,270,252
Ciena Corp.*(a)	41,610	995,727
Ixia*	260,886	3,472,392
Palo Alto Networks, Inc.*	72,275	4,153,644

		18,476,672

Computers & Peripherals
Transact Technologies, Inc.	13,220	165,647

Construction & Engineering — 1.4%
Foster Wheeler AG (Switzerland)*	181,882	6,005,744
Northwest Pipe Co.*	158,817	5,996,930
Primoris Services Corp.	16,070	500,259

		12,502,933

Construction Materials — 1.1%
Texas Industries, Inc.*(a)	148,562	10,218,094

Diversified Consumer Services — 0.6%
Grand Canyon Education, Inc.*	61,175	2,667,230
Sotheby’s	44,158	2,349,206

		5,016,436

Diversified Telecommunication Services — 0.3%
8x8, Inc.*	275,662	2,800,726

Electrical Equipment — 0.8%
Acuity Brands, Inc.	26,080	2,851,066
Thermon Group Holdings, Inc.*	170,450	4,658,399

		7,509,465

Electronic Equipment, Instruments & Components — 3.7%
Coherent, Inc.*	103,727	7,716,251
Control4 Corp.*(a)	43,159	763,914
FARO Technologies, Inc.*	34,218	1,994,909
InvenSense, Inc.*(a)	415,637	8,636,937
IPG Photonics Corp.*(a)	150,957	11,715,773
Methode Electronics, Inc.	43,090	1,473,247
Neonode, Inc.*(a)	142,930	903,318
Uni-Pixel, Inc.*(a)	23,254	232,772

		33,437,121

Energy Equipment & Services — 1.7%
Geospace Technologies Corp.*(a)	157,132	14,900,828

Food & Staples Retailing — 2.5%
Fresh Market, Inc. (The)*(a)	144,837	5,865,899
Natural Grocers By Vitamin Cottage, Inc.*(a)	287,966	12,224,157
United Natural Foods, Inc.*(a)	54,170	4,083,876

		22,173,932

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST SMALL-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food Products — 1.4%
Pinnacle Foods, Inc.	49,820	$1,368,057
WhiteWave Foods Co. (Class A Stock)*	483,306	11,087,040

		12,455,097

Health Care Equipment & Supplies — 5.5%
Align Technology, Inc.*	90,457	5,169,618
Arthrocare Corp.*	264,499	10,643,440
Cooper Cos., Inc. (The)	74,136	9,181,002
Cyberonics, Inc.*(a)	23,592	1,545,512
Cynosure, Inc. (Class A Stock)*	57,570	1,535,968
Endologix, Inc.*	91,472	1,595,272
LDR Holding Corp.*	41,747	985,229
Natus Medical, Inc.*	64,384	1,448,640
Sirona Dental Systems, Inc.*	92,282	6,478,196
Tandem Diabetes Care, Inc.*(a)	7,380	190,183
Thoratec Corp.*	297,405	10,885,023

		49,658,083

Health Care Providers & Services — 4.9%
Acadia Healthcare Co., Inc.*(a)	105,964	5,015,276
Air Methods Corp.*(a)	178,536	10,414,005
Centene Corp.*	182,734	10,772,169
MWI Veterinary Supply, Inc.*	54,778	9,344,579
Surgical Care Affiliates, Inc.*	33,430	1,164,701
Team Health Holdings, Inc.*	159,875	7,282,306

		43,993,036

Health Care Technology — 1.6%
athenahealth, Inc.*(a)	23,455	3,154,697
MedAssets, Inc.*	377,925	7,494,253
Medidata Solutions, Inc.*	35,212	2,132,791
Omnicell, Inc.*	71,756	1,831,931

		14,613,672

Hotels, Restaurants & Leisure — 4.4%
Bally Technologies, Inc.*	176,610	13,855,055
Chuy’s Holdings, Inc.*(a)	141,153	5,084,331
Diversified Restaurant Holdings, Inc.*	67,659	322,733
Jack in the Box, Inc.*	47,280	2,364,946
Multimedia Games Holding Co., Inc.*	118,253	3,708,414
Orient-Express Hotels Ltd. (Class A Stock)*	492,031	7,434,588
Pinnacle Entertainment, Inc.*(a)	146,552	3,808,886
Red Robin Gourmet Burgers, Inc.*	35,935	2,642,660

		39,221,613

Household Durables — 1.2%
Meritage Homes Corp.*	36,968	1,774,094
Taylor Morrison Home Corp. (Class A Stock)*	46,709	1,048,617
Universal Electronics, Inc.*	209,696	7,991,515

		10,814,226

Insurance — 1.2%
Amtrust Financial Services, Inc.(a)	75,080	2,454,365
Health Insurance Innovations, Inc. (Class A Stock)*	31,181	315,240
Validus Holdings Ltd.	203,012	8,179,353

		10,948,958

Internet & Catalog Retail — 0.5%
HomeAway, Inc.*(a)	103,731	4,240,523

COMMON STOCKS (continued)	Shares	Value (Note 2)
Internet Software & Services — 5.0%
Angie’s List, Inc.*(a)	269,766	$4,086,955
Brightcove, Inc.*	151,705	2,145,109
ChannelAdvisor Corp.*	66,350	2,767,459
Chegg, Inc.*	140,710	1,197,442
Cornerstone OnDemand, Inc.*(a)	249,362	13,300,968
Demandware, Inc.*	107,049	6,863,982
Global Eagle Entertainment, Inc.*	54,620	812,199
Marin Software, Inc.*(a)	189,694	1,942,467
Rocket Fuel, Inc.*(a)	27,289	1,678,001
Saba Software, Inc.*	158,468	1,941,233
Trulia, Inc.*(a)	223,768	7,892,297

		44,628,112

IT Services — 0.5%
Blackhawk Network Holdings, Inc.*(a)	43,237	1,092,167
EPAM Systems, Inc.*	97,152	3,394,491

		4,486,658

Leisure Equipment & Products — 0.2%
Black Diamond, Inc.*(a)	115,281	1,536,696

Life Sciences Tools & Services — 1.1%
Cambrex Corp.*	176,890	3,153,949
Furiex Pharmaceuticals, Inc.*	31,309	1,315,291
NanoString Technologies, Inc.*	83,414	1,438,057
PAREXEL International Corp.*	77,487	3,500,863

		9,408,160

Machinery — 4.2%
Chart Industries, Inc.*(a)	66,556	6,365,415
Colfax Corp.*(a)	127,023	8,090,095
Manitowoc Co., Inc. (The)	239,893	5,594,305
Middleby Corp. (The)*(a)	15,630	3,750,731
Proto Labs, Inc.*(a)	12,640	899,715
TriMas Corp.*	99,809	3,981,381
WABCO Holdings, Inc.*	46,284	4,323,388
Woodward, Inc.	107,718	4,913,018

		37,918,048

Media — 0.3%
Carmike Cinemas, Inc.*	49,170	1,368,893
Gray Television, Inc.*	117,796	1,752,804

		3,121,697

Metals & Mining — 1.1%
RTI International Metals, Inc.*(a)	251,448	8,602,036
US Silica Holdings, Inc.	48,260	1,646,149

		10,248,185

Oil, Gas & Consumable Fuels — 3.2%
Diamondback Energy, Inc.*	78,704	4,160,293
Gulfport Energy Corp.*	195,674	12,356,813
Magnum Hunter Resources Corp.*	520,112	3,802,019
Oasis Petroleum, Inc.*	70,789	3,324,959
Rex Energy Corp.*	120,572	2,376,474
Sanchez Energy Corp.*(a)	20,710	507,602
Western Refining, Inc.(a)	39,800	1,687,918

		28,216,078

Pharmaceuticals — 1.1%
Akorn, Inc.*(a)	140,703	3,465,515

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST SMALL-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Pharmaceuticals (continued)
Salix Pharmaceuticals Ltd.*(a)	68,550	$6,165,387

		9,630,902

Real Estate Investment Trusts (REITs) — 1.5%
GEO Group, Inc. (The)	314,291	10,126,456
Two Harbors Investment Corp.	392,556	3,642,920

		13,769,376

Road & Rail — 1.4%
Landstar System, Inc.	91,906	5,280,000
Quality Distribution, Inc.*	304,592	3,907,915
Roadrunner Transportation Systems, Inc.*	122,631	3,304,905

		12,492,820

Semiconductors & Semiconductor Equipment — 3.7%
Cavium, Inc.*(a)	265,952	9,178,004
EZchip Semiconductor Ltd. (Israel)*	114,314	2,813,268
Inphi Corp.*	95,388	1,230,505
Kulicke & Soffa Industries, Inc. (Turkey)*	128,152	1,704,422
Microsemi Corp.*	48,900	1,220,055
PDF Solutions, Inc.*	55,164	1,413,302
SunEdison, Inc.*(a)	253,305	3,305,630
Teradyne, Inc.*(a)	373,622	6,583,220
Veeco Instruments, Inc.*	158,654	5,221,303

		32,669,709

Software — 8.7%
Aspen Technology, Inc.*	158,862	6,640,432
Concur Technologies, Inc.*(a)	63,462	6,548,009
Fortinet, Inc.*	382,555	7,318,277
Gigamon, Inc.*	77,845	2,185,888
Guidewire Software, Inc.*	119,334	5,855,720
Imperva, Inc.*	198,758	9,566,222
Infoblox, Inc.*	100,850	3,330,067
Jive Software, Inc.*(a)	31,330	352,463
NICE Systems Ltd. (Israel), ADR	157,721	6,460,252
Proofpoint, Inc.*(a)	118,765	3,939,435
PTC, Inc.*	101,006	3,574,602
QLIK Technologies, Inc.*	353,462	9,412,693
Rally Software Development Corp.*	101,919	1,982,324
TIBCO Software, Inc.*	142,130	3,195,082
Ultimate Software Group, Inc. (The)*	50,132	7,681,225

		78,042,691

Specialty Retail — 6.9%
Chico’s FAS, Inc.	173,888	3,276,050
Christopher & Banks Corp.*	197,726	1,688,580
Container Store Group, Inc. (The)*(a)	18,405	857,857
Five Below, Inc.*(a)	33,485	1,446,552
Genesco, Inc.*	282,365	20,629,587
Lithia Motors, Inc. (Class A Stock)	26,591	1,845,947
Lumber Liquidators Holdings, Inc.*(a)	22,385	2,303,193
Outerwall, Inc.*(a)	63,743	4,287,992
Penske Automotive Group, Inc.	48,934	2,307,727
Restoration Hardware Holdings, Inc.*	9,889	665,530
Select Comfort Corp.*	39,400	830,946
Tile Shop Holdings, Inc.*(a)	171,253	3,094,542
Tilly’s, Inc. (Class A Stock)*	59,665	683,164
TravelCenters of America LLC*	235,517	2,293,936

COMMON STOCKS (continued)	Shares	Value (Note 2)
Specialty Retail (continued)
Vitamin Shoppe, Inc.*(a)	294,302	$15,306,647

		61,518,250

Textiles, Apparel & Luxury Goods — 2.5%
Deckers Outdoor Corp.*(a)	83,475	7,050,299
Fifth & Pacific Cos., Inc.*	130,520	4,185,776
Steven Madden Ltd.*	204,415	7,479,545
Vince Holding Corp.*	119,244	3,657,213

		22,372,833

Thrifts & Mortgage Finance — 0.7%
Home Loan Servicing Solutions Ltd	273,610	6,284,822

Trading Companies & Distributors — 0.5%
H&E Equipment Services, Inc.*	72,929	2,160,886
WESCO International, Inc.*(a)	28,020	2,551,781

		4,712,667

Transportation Infrastructure — 0.3%
Wesco Aircraft Holdings, Inc.*	125,851	2,758,654

TOTAL COMMON STOCKS (cost $674,685,457)		891,773,273

	Units
WARRANTS*
Oil, Gas & Consumable Fuels
Magnum Hunter Resources Corp., expiring 04/15/16(a) (cost $0)	52,011	54,872

TOTAL LONG-TERM INVESTMENTS (cost $674,685,457)		891,828,145

	Shares
SHORT-TERM INVESTMENT — 26.0%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $232,961,204; includes $231,486,192 of cash collateral for securities on loan)(b)(w)(Note 4)	232,961,204	232,961,204

TOTAL INVESTMENTS — 125.7% (cost $907,646,661)		1,124,789,349
LIABILITIES IN EXCESS OF OTHER ASSETS — (25.7)%		(230,184,038)

NET ASSETS — 100.0%		$894,605,311

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST SMALL-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $227,364,540; cash collateral of $231,486,192 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2-Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$891,773,273	$—	$—
Warrants	—	—	54,872
Affiliated Money Market Mutual Fund	232,961,204	—	—

Total	$1,124,734,477	$—	$54,872

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

Affiliated Money Market Mutual Fund (25.9% represents investments purchased with collateral from securities on loan)	26.0%
Software	8.7
Biotechnology	8.3
Specialty Retail	6.9
Health Care Equipment & Supplies	5.5
Internet Software & Services	5.0
Health Care Providers & Services	4.9
Hotels, Restaurants & Leisure	4.4
Machinery	4.2
Electronic Equipment, Instruments & Components	3.7
Semiconductors & Semiconductor Equipment	3.7
Oil, Gas & Consumable Fuels	3.2
Building Products	2.8
Commercial Banks	2.6
Textiles, Apparel & Luxury Goods	2.5
Food & Staples Retailing	2.5
Chemicals	2.5
Communications Equipment	2.1
Airlines	1.8
Energy Equipment & Services	1.7
Health Care Technology	1.6
Real Estate Investment Trusts (REITs)	1.5
Construction & Engineering	1.4
Road & Rail	1.4
Food Products	1.4
Aerospace & Defense	1.4
Insurance	1.2
Household Durables	1.2
Metals & Mining	1.1
Construction Materials	1.1
Pharmaceuticals	1.1
Life Sciences Tools & Services	1.1

Capital Markets	1.0%
Commercial Services & Supplies	0.9
Electrical Equipment	0.8
Thrifts & Mortgage Finance	0.7
Auto Components	0.6
Diversified Consumer Services	0.6
Trading Companies & Distributors	0.5
IT Services	0.5
Internet & Catalog Retail	0.5
Media	0.3
Diversified Telecommunication Services	0.3
Transportation Infrastructure	0.3
Leisure Equipment & Products	0.2

125.7
Liabilities in excess of other assets	(25.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST SMALL-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$54,872	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(1)
Equity contracts	$54,872

(1)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

The Portfolio invested in financial instruments during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$227,364,540	$ —	$ —	$227,364,540
Collateral Amount Pledged/(Received):
Securities on loan				(227,364,540)

Net Amount				$—

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST SMALL-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $227,364,540:
Unaffiliated investments (cost $674,685,457)	$891,828,145
Affiliated investments (cost $232,961,204)	232,961,204
Receivable for investments sold	3,821,708
Dividends and interest receivable	298,112
Receivable for fund share sold	249,860
Prepaid expenses	7,648

Total Assets	1,129,166,677

LIABILITIES:
Payable to broker for collateral for securities on loan	231,486,192
Payable for investments purchased	2,357,792
Advisory fees payable	361,286
Payable for fund share repurchased	274,205
Accrued expenses and other liabilities	65,663
Distribution fee payable	12,427
Payable to custodian	2,592
Deferred trustees’ fees	792
Affiliated transfer agent fee payable	417

Total Liabilities	234,561,366

NET ASSETS.	$894,605,311

Net assets were comprised of:
Paid-in capital	$590,193,359
Retained earnings	304,411,952

Net assets, December 31, 2013	$894,605,311

Net asset value and redemption price per share, $894,605,311 / 29,203,748 outstanding shares of beneficial interest	$30.63

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Unaffiliated dividend income (net of $11,106 foreign withholding tax)	$4,084,649
Affiliated income from securities lending, net	1,477,994
Affiliated dividend income	15,003
Interest income	12

5,577,658

EXPENSES
Advisory fees	6,840,803
Distribution fee (Note 4)	676,340
Custodian and accounting fees	138,000
Shareholder servicing fees and expenses (Note 4)	99,181
Audit fee	20,000
Trustees’ fees	17,000
Commitment fee on syndicated credit agreement	11,000
Legal fees and expenses	11,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Insurance expenses	8,000
Shareholders’ reports	8,000
Loan interest expense (Note 7)	3,997
Miscellaneous	12,256

Total expenses	7,854,577
Less: shareholder servicing fee waiver	(13,179)

Net expenses	7,841,398

NET INVESTMENT LOSS	(2,263,740)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	52,329,105
Net change in unrealized appreciation (depreciation) on investments	177,245,110

NET GAIN ON INVESTMENTS	229,574,215

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$227,310,475

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(2,263,740)	$(584,093)
Net realized gain on investment transactions	52,329,105	44,313,547
Net change in unrealized appreciation (depreciation) on investments	177,245,110	19,635,188

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	227,310,475	63,364,642

FUND SHARE TRANSACTIONS:
Fund share sold [11,086,247 and 18,998,245 shares, respectively]	291,224,271	415,163,665
Fund share repurchased [10,100,040 and 16,392,466 shares, respectively]	(263,292,029)	(356,884,855)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	27,932,242	58,278,810

CAPITAL CONTRIBUTIONS (NOTE 4)
Proceeds from regulatory settlement	—	473,765

TOTAL INCREASE IN NET ASSETS	255,242,717	122,117,217
NET ASSETS:
Beginning of year	639,362,594	517,245,377

End of year	$894,605,311	$639,362,594

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 98.8%
COMMON STOCKS — 98.3%	Shares	Value (Note 2)
Aerospace & Defense — 2.7%
AAR Corp.	98,100	$2,747,781
American Science & Engineering, Inc.	11,620	835,594
Curtiss-Wright Corp.	97,065	6,040,355
Engility Holdings, Inc.*	70,400	2,351,360
Esterline Technologies Corp.*	17,000	1,733,320
Huntington Ingalls Industries, Inc.	81,600	7,344,816
Moog, Inc. (Class A Stock)*	5,750	390,655
Teledyne Technologies, Inc.*	28,118	2,582,919
Triumph Group, Inc.	116,870	8,890,301

		32,917,101

Air Freight & Logistics — 0.1%
Pacer International, Inc.*	42,400	350,224
Park Ohio Holdings Corp.*	13,900	728,360

		1,078,584

Airlines — 0.6%
Republic Airways Holdings, Inc.*	419,400	4,483,386
SkyWest, Inc.	222,400	3,298,192

		7,781,578

Auto Components — 0.7%
Cooper Tire & Rubber Co.	9,300	223,572
Dana Holding Corp.(a)	204,445	4,011,211
Remy International, Inc.	25,200	587,664
Stoneridge, Inc.*	166,100	2,117,775
Superior Industries International, Inc.	86,300	1,780,369

		8,720,591

Biotechnology — 0.4%
Agios Pharmaceuticals, Inc.*(a)	3,100	74,245
Celldex Therapeutics, Inc.*	30,900	748,089
Foundation Medicine, Inc.*(a)	6,800	161,976
Karyopharm Therapeutics, Inc.*	10,100	231,492
MacroGenics, Inc.*(a)	5,600	153,608
Puma Biotechnology, Inc.*(a)	27,700	2,867,781
TESARO, Inc.*	27,700	782,248

		5,019,439

Building Products — 0.1%
Gibraltar Industries, Inc.*	60,875	1,131,666
Norcraft Cos., Inc.*	26,500	519,930

		1,651,596

Capital Markets — 3.6%
Affiliated Managers Group, Inc.*	40,680	8,822,678
American Capital Ltd.*	74,900	1,171,436
Apollo Investment Corp.	151,779	1,287,086
Arlington Asset Investment Corp. (Class A Stock)	108,200	2,855,398
BGC Partners, Inc. (Class A Stock)	126,700	767,802
Cohen & Steers, Inc.(a)	47,601	1,906,896
Cowen Group, Inc. (Class A Stock)*	313,914	1,227,404
Federated Investors, Inc. (Class B Stock)(a)	86,896	2,502,605
Fidus Investment Corp.	14,028	304,969
Gladstone Capital Corp.	17,200	165,120
Greenhill & Co., Inc.	13,598	787,868
HFF, Inc. (Class A Stock)*	108,492	2,913,010
Investment Technology Group, Inc.*	59,800	1,229,488
Manning & Napier, Inc.	12,100	213,565

COMMON STOCKS (continued)	Shares	Value (Note 2)
Capital Markets (continued)
MCG Capital Corp.	65,186	$286,818
Piper Jaffray Cos.*	53,500	2,115,925
Prospect Capital Corp.	191,179	2,145,028
Raymond James Financial, Inc.	86,240	4,500,866
Waddell & Reed Financial, Inc. (Class A Stock)	134,050	8,729,336

		43,933,298

Chemicals — 2.1%
Axiall Corp.	49,700	2,357,768
Cytec Industries, Inc.	30,707	2,860,664
Fuller (H.B.) Co.	10,100	525,604
FutureFuel Corp.	4,800	75,840
GSE Holding, Inc.*	16,000	33,120
Innophos Holdings, Inc.	55,797	2,711,734
Innospec, Inc.	5,400	249,588
Koppers Holdings, Inc.	102,640	4,695,780
Kraton Performance Polymers, Inc.*	78,100	1,800,205
Minerals Technologies, Inc.	42,100	2,528,947
PolyOne Corp.	36,530	1,291,336
Schulman (A.), Inc.	45,300	1,597,278
Scotts Miracle-Gro Co. (The) (Class A Stock)	47,891	2,979,778
Sensient Technologies Corp.	27,098	1,314,795
Zep, Inc.	35,900	651,944

		25,674,381

Commercial Banks — 14.7%
1st Source Corp.	6,100	194,834
BancFirst Corp.	7,200	403,632
Banco Latinoamericano de Comercio Exterior SA (Supranational Bank)	21,400	599,628
Bancorp, Inc. (The)*	51,343	919,553
Bank of Kentucky Financial Corp.	4,800	177,120
BankUnited, Inc.	224,665	7,395,972
Banner Corp.	17,000	761,940
BBCN Bancorp, Inc.	31,500	522,585
BNC Bancorp	8,700	149,118
Boston Private Financial Holdings, Inc.	168,021	2,120,425
Camden National Corp.	4,800	202,656
Cardinal Financial Corp.	152,932	2,752,776
Cathay General Bancorp	31,500	841,995
Center Bancorp, Inc.	7,200	135,072
Chemical Financial Corp.	13,185	417,569
Citizens & Northern Corp.	22,100	455,923
City Holding Co.(a)	25,200	1,167,516
CoBiz Financial, Inc.	36,000	430,560
Columbia Banking System, Inc.	14,171	389,844
Community Bank System, Inc.	14,500	575,360
Community Trust Bancorp, Inc.	23,042	1,040,577
CommunityOne Bancorp*	20,900	266,475
ConnectOne Bancorp, Inc.*	2,800	110,964
CVB Financial Corp.	156,000	2,662,920
Eagle Bancorp, Inc.*	107,811	3,302,251
East West Bancorp, Inc.	20,800	727,376
Enterprise Financial Services Corp.	51,000	1,041,420
Fidelity Southern Corp.	48,784	810,302
Financial Institutions, Inc.	26,500	654,815
First BanCorp*	67,600	418,444
First Bancorp	10,200	169,524

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Commercial Banks (continued)
First Bancorp, Inc.	3,000	$52,260
First Busey Corp.	65,100	377,580
First Commonwealth Financial Corp.	206,400	1,820,448
First Community Bancshares, Inc.	39,100	652,970
First Financial Bancorp	41,000	714,630
First Financial Corp.	8,100	296,136
First Financial Holdings, Inc.	11,411	758,946
First Horizon National Corp.	254,665	2,966,847
First Interstate Bancsystem, Inc.	86,800	2,462,516
First Merchants Corp.	24,600	559,896
First Midwest Bancorp, Inc.	324,857	5,694,743
First NBC Bank Holding Co.*	83,425	2,694,627
First Niagara Financial Group, Inc.	70,217	745,705
First of Long Island Corp. (The)	4,800	205,776
First Republic Bank	69,400	3,633,090
FirstMerit Corp.	624,467	13,881,901
Flushing Financial Corp.	25,900	536,130
German American Bancorp, Inc.	4,800	136,800
Great Southern Bancorp, Inc.	17,000	516,970
Hampton Roads Bankshares, Inc.*	35,800	62,650
Hancock Holding Co.	137,021	5,025,930
Hanmi Financial Corp.	267,175	5,848,461
Heartland Financial USA, Inc.	15,719	452,550
Horizon Bancorp	19,600	496,468
IBERIABANK Corp.	189,304	11,897,756
Independent Bank Corp.	24,600	964,074
Investors Bancorp, Inc.	84,293	2,156,215
Lakeland Financial Corp.	13,900	542,100
MainSource Financial Group, Inc.	39,100	704,973
Merchants Bancshares, Inc.	4,800	160,800
MetroCorp Bancshares, Inc.	17,700	266,739
National Penn Bancshares, Inc.	408,322	4,626,288
NBT Bancorp, Inc.	57,238	1,482,464
OFG Bancorp	145,120	2,516,381
PacWest Bancorp(a)	128,610	5,429,914
Park Sterling Corp.	91,400	652,596
Peoples Bancorp, Inc.	22,500	506,475
Pinnacle Financial Partners, Inc.	113,210	3,682,721
Preferred Bank*	38,400	769,920
PrivateBancorp, Inc.	154,700	4,475,471
Republic Bancorp, Inc. (Class A Stock)	12,846	315,241
Sierra Bancorp	28,400	456,956
Signature Bank*	64,580	6,937,184
Simmons First National Corp. (Class A Stock)	8,900	330,635
Southside Bancshares, Inc.	17,196	470,139
Southwest Bancorp, Inc.*	107,333	1,708,741
StellarOne Corp.	18,300	440,481
Susquehanna Bancshares, Inc.	280,352	3,599,720
SVB Financial Group*	93,400	9,793,924
SY Bancorp, Inc.	8,100	258,552
Taylor Capital Group, Inc.*	15,200	404,016
TCF Financial Corp.	209,982	3,412,207
Tompkins Financial Corp.	68,957	3,543,700
Trustmark Corp.	18,900	507,276
UMB Financial Corp.	59,100	3,798,948
Umpqua Holdings Corp.	104,658	2,003,154
Virginia Commerce Bancorp, Inc.*	36,600	621,834
Washington Trust Bancorp, Inc.	11,400	424,308
Webster Financial Corp.	27,100	844,978

COMMON STOCKS (continued)	Shares	Value (Note 2)
Commercial Banks (continued)
WesBanco, Inc.	88,700	$2,838,400
West Bancorp.	36,800	582,176
Wilshire Bancorp, Inc.	281,700	3,078,981
Wintrust Financial Corp.(a)	224,460	10,352,095

		179,971,709

Commercial Services & Supplies — 4.0%
ABM Industries, Inc.	97,804	2,796,216
ACCO Brands Corp.*(a)	727,140	4,886,381
ARC Document Solutions, Inc.*	135,400	1,112,988
Brink’s Co. (The)	63,500	2,167,890
Ceco Environmental Corp.	24,900	402,633
Cenveo, Inc.*	346,900	1,193,336
Clean Harbors, Inc.*(a)	80,845	4,847,466
Consolidated Graphics, Inc.*	19,500	1,315,080
Courier Corp.	34,700	627,723
G&K Services, Inc. (Class A Stock)	59,017	3,672,628
Herman Miller, Inc.	55,250	1,630,980
Interface, Inc.	66,125	1,452,105
KAR Auction Services, Inc.	157,800	4,662,990
Kimball International, Inc. (Class B Stock)	175,600	2,639,268
Quad/Graphics, Inc.	101,300	2,758,399
Steelcase, Inc. (Class A Stock)	95,600	1,516,216
Team, Inc.*	69,947	2,961,556
Tetra Tech, Inc.*	153,262	4,288,271
United Stationers, Inc.	46,500	2,133,885
Viad Corp.	52,900	1,469,562

		48,535,573

Communications Equipment — 1.8%
Aruba Networks, Inc.*(a)	62,300	1,115,170
Aviat Networks, Inc.*	59,300	134,018
Bel Fuse, Inc. (Class B Stock)	38,800	826,828
Black Box Corp.	35,160	1,047,768
Comtech Telecommunications Corp.	50,673	1,597,213
Digi International, Inc.*	300,740	3,644,969
Emulex Corp.*(a)	227,855	1,631,442
Extreme Networks*	240,300	1,682,100
Harmonic, Inc.*	105,200	776,376
InterDigital, Inc.	70,070	2,066,364
Ixia*	197,063	2,622,908
Oplink Communications, Inc.*	12,100	225,060
PC-Tel, Inc.	15,900	152,163
Plantronics, Inc.	85,840	3,987,268

		21,509,647

Computers & Peripherals — 0.4%
Avid Technology, Inc.*	81,300	662,595
Diebold, Inc.	84,803	2,799,347
Electronics For Imaging, Inc.*	35,900	1,390,407
QLogic Corp.*	13,900	164,437
Violin Memory, Inc.*(a)	28,800	114,048

		5,130,834

Construction & Engineering — 1.2%
EMCOR Group, Inc.	195,107	8,280,341
Orion Marine Group, Inc.*	153,420	1,845,643
Tutor Perini Corp.*	165,809	4,360,777

		14,486,761

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Consumer Finance — 1.2%
Credit Acceptance Corp.*	6,800	$883,932
DFC Global Corp.*	39,402	451,153
EZCORP, Inc. (Class A Stock)*	21,600	252,504
Green Dot Corp. (Class A Stock)*	194,300	4,886,645
JGWPT Holdings, Inc. (Class A Stock)*	29,000	504,310
Nelnet, Inc. (Class A Stock)	49,700	2,094,358
Regional Management Corp.*	57,900	1,964,547
Springleaf Holdings, Inc.*	28,400	717,952
World Acceptance Corp.*(a)	29,600	2,590,888

		14,346,289

Containers & Packaging — 0.9%
Graphic Packaging Holding Co.*	248,400	2,384,640
Greif, Inc. (Class A Stock)	54,358	2,848,359
Owens-Illinois, Inc.*	49,096	1,756,655
Rock-Tenn Co. (Class A Stock)	15,700	1,648,657
Silgan Holdings, Inc.	49,929	2,397,591

		11,035,902

Distributors — 0.1%
Core-Mark Holding Co., Inc.	13,200	1,002,276

Diversified Consumer Services — 0.5%
Corinthian Colleges, Inc.*(a)	81,600	145,248
Matthews International Corp. (Class A Stock)	64,813	2,761,682
Sotheby’s	36,710	1,952,972
Steiner Leisure Ltd.*	13,452	661,704

		5,521,606

Diversified Financial Services — 0.2%
PHH Corp.*(a)	117,600	2,863,560

Diversified Telecommunication Services — 0.4%
IDT Corp. (Class B Stock)	43,500	777,345
Inteliquent, Inc.	344,600	3,935,332
Straight Path Communications, Inc. (Class B Stock)*	21,950	179,771
Vonage Holdings Corp.*	120,600	401,598

		5,294,046

Electric Utilities — 3.7%
Cleco Corp.	149,192	6,955,331
El Paso Electric Co.	41,500	1,457,065
Empire District Electric Co. (The)	29,600	671,624
Great Plains Energy, Inc.	259,062	6,279,663
IDACORP, Inc.(a)	104,721	5,428,737
MGE Energy, Inc.	31,400	1,818,060
Portland General Electric Co.	339,026	10,238,585
UIL Holdings Corp.	12,000	465,000
Unitil Corp.	16,400	500,036
UNS Energy Corp.	175,760	10,519,236
Westar Energy, Inc.(a)	33,400	1,074,478

		45,407,815

Electrical Equipment — 0.8%
Brady Corp. (Class A Stock)	31,500	974,295
EnerSys, Inc.	51,600	3,616,644
General Cable Corp.	77,680	2,284,569
LSI Industries, Inc.	7,500	65,025
Regal-Beloit Corp.	44,668	3,292,925

		10,233,458

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electronic Equipment, Instruments & Components — 2.8%
Audience, Inc.*	7,200	$83,808
AVX Corp.	286,010	3,984,119
Belden, Inc.	37,437	2,637,437
Benchmark Electronics, Inc.*	118,900	2,744,212
Checkpoint Systems, Inc.*	8,700	137,199
Coherent, Inc.*	34,902	2,596,360
GSI Group, Inc.*	41,700	468,708
Insight Enterprises, Inc.*	65,400	1,485,234
Littelfuse, Inc.	12,000	1,115,160
Newport Corp.*	21,500	388,505
Park Electrochemical Corp.	245,600	7,053,632
Sanmina Corp.*(a)	363,968	6,078,266
ScanSource, Inc.*	8,700	369,141
SYNNEX Corp.*	71,700	4,832,580

		33,974,361

Energy Equipment & Services — 2.8%
Basic Energy Services, Inc.*	34,700	547,566
C&J Energy Services, Inc.*(a)	245,200	5,664,120
Dawson Geophysical Co.*	24,600	831,972
Forum Energy Technologies, Inc.*	39,700	1,121,922
Gulf Island Fabrication, Inc.	78,170	1,815,107
Gulfmark Offshore, Inc. (Class A Stock)	22,000	1,036,860
Helix Energy Solutions Group, Inc.*	97,500	2,260,050
Key Energy Services, Inc.*(a)	370,844	2,929,667
Matrix Service Co.*	113,130	2,768,291
McDermott International, Inc.*(a)	372,349	3,410,716
Natural Gas Services Group, Inc.*	77,460	2,135,572
Parker Drilling Co.*	226,500	1,841,445
Superior Energy Services, Inc.*	33,269	885,288
Tesco Corp.*	44,870	887,529
TETRA Technologies, Inc.*	265,640	3,283,310
Tidewater, Inc.	51,790	3,069,593

		34,489,008

Food & Staples Retailing — 2.6%
Andersons, Inc. (The)	65,400	5,831,718
Casey’s General Stores, Inc.	21,927	1,540,372
Pantry, Inc. (The)*	498,443	8,363,873
Rite Aid Corp.*	1,119,000	5,662,140
Roundy’s, Inc.	122,700	1,209,822
Spartan Stores, Inc.	116,400	2,826,192
Susser Holdings Corp.*(a)	32,279	2,113,952
Weis Markets, Inc.	90,360	4,749,322

		32,297,391

Food Products — 1.3%
Chiquita Brands International, Inc.*	266,100	3,113,370
Darling International, Inc.*	267,690	5,589,367
Ingredion, Inc.	28,508	1,951,658
Pinnacle Foods, Inc.	46,900	1,287,874
Snyders-Lance, Inc.	66,284	1,903,676
TreeHouse Foods, Inc.*	35,978	2,479,604

		16,325,549

Gas Utilities — 1.0%
Chesapeake Utilities Corp.	8,000	480,160
Laclede Group, Inc. (The)	46,500	2,117,610
New Jersey Resources Corp.	53,839	2,489,515
Northwest Natural Gas Co.	46,640	1,997,125
South Jersey Industries, Inc.	2,900	162,284

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Gas Utilities (continued)
Southwest Gas Corp.	50,900	$2,845,819
WGL Holdings, Inc.	63,870	2,558,632

		12,651,145

Health Care Equipment & Supplies — 0.8%
Greatbatch, Inc.*	10,100	446,824
Natus Medical, Inc.*	64,200	1,444,500
NuVasive, Inc.*	120,700	3,902,231
OraSure Technologies, Inc.*	159,700	1,004,513
Teleflex, Inc.(a)	25,850	2,426,281

		9,224,349

Health Care Providers & Services — 1.7%
Almost Family, Inc.*	26,934	870,776
Amsurg Corp.*	83,588	3,838,361
Cross Country Healthcare, Inc.*	552,457	5,513,521
HealthSouth Corp.	59,812	1,992,936
LifePoint Hospitals, Inc.*	92,502	4,887,806
Molina Healthcare, Inc.*(a)	102,200	3,551,450
Triple-S Management Corp. (Puerto Rico) (Class B Stock)*	32,800	637,632

		21,292,482

Health Care Technology — 0.1%
Veeva Systems, Inc. (Class A Stock)*	22,500	722,250

Hotels, Restaurants & Leisure — 0.7%
Cracker Barrel Old Country Store, Inc.	30,803	3,390,486
Isle of Capri Casinos, Inc.*	8,180	73,620
Ruth’s Hospitality Group, Inc.	137,800	1,958,138
Scientific Games Corp. (Class A Stock)*	126,474	2,141,205
Speedway Motorsports, Inc.	34,018	675,257

		8,238,706

Household Durables — 1.3%
Ethan Allen Interiors, Inc.	81,033	2,465,024
Helen of Troy Ltd.*	113,200	5,604,532
Lifetime Brands, Inc.	34,700	545,831
Ryland Group, Inc. (The)	75,670	3,284,835
Skullcandy, Inc.*	149,951	1,081,147
Universal Electronics, Inc.*	31,500	1,200,465
WCI Communities, Inc.*	51,230	977,981
Zagg, Inc.*(a)	82,800	360,180

		15,519,995

Household Products — 0.1%
Central Garden & Pet Co. (Class A Stock)*	109,010	735,817

Independent Power Producers & Energy Traders
Genie Energy Ltd. (Class B Stock)*	24,100	246,061

Insurance — 6.1%
Allied World Assurance Co. Holdings AG	61,000	6,881,410
American Equity Investment Life Holding Co.	240,800	6,352,304
AMERISAFE, Inc.	55,300	2,335,872
AmTrust Financial Services, Inc.(a)	43,469	1,421,002
Aspen Insurance Holdings Ltd.	34,600	1,429,326
Assured Guaranty Ltd.	56,000	1,321,040
Axis Capital Holdings Ltd.	131,570	6,258,785
CNO Financial Group, Inc.	368,346	6,516,041
Employers Holdings, Inc.	164,560	5,208,324
Endurance Specialty Holdings Ltd.	78,729	4,619,030

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance (continued)
Hanover Insurance Group, Inc. (The)	82,515	$4,926,971
Horace Mann Educators Corp.	145,867	4,600,645
Infinity Property & Casualty Corp.	57,292	4,110,701
Maiden Holdings Ltd.	116,400	1,272,252
Markel Corp.*	1,700	986,595
Platinum Underwriters Holdings Ltd.	57,710	3,536,469
ProAssurance Corp.	136,543	6,619,604
Reinsurance Group of America, Inc.	32,270	2,498,021
Selective Insurance Group, Inc.	44,700	1,209,582
Stewart Information Services Corp.	19,500	629,265
Symetra Financial Corp.	52,300	991,608
United Fire Group, Inc.	18,900	541,674

		74,266,521

Internet & Catalog Retail — 0.1%
1-800-Flowers.com, Inc. (Class A Stock)*	13,600	73,576
FTD Cos., Inc.*	15,004	488,830
ZULILY, Inc. (Class A Stock)*(a)	8,200	339,726

		902,132

Internet Software & Services — 0.4%
Bazaarvoice, Inc.*(a)	14,100	111,672
Chegg, Inc.*(a)	144,500	1,229,695
Digital River, Inc.*	30,900	571,650
QuinStreet, Inc.*	24,496	212,870
United Online, Inc.	22,057	303,504
Vocus, Inc.*	9,000	102,510
WebMD Health Corp.*(a)	53,500	2,113,250
Xoom Corp.*	5,400	147,798

		4,792,949

IT Services — 1.5%
CACI International, Inc. (Class A Stock)*(a)	16,853	1,233,977
Convergys Corp.	147,094	3,096,329
CSG Systems International, Inc.	26,500	779,100
ExlService Holdings, Inc.*	86,505	2,389,268
Global Cash Access Holdings, Inc.*	144,800	1,446,552
Sykes Enterprises, Inc.*	69,517	1,516,166
Unisys Corp.*(a)	227,990	7,653,624

		18,115,016

Leisure Equipment & Products — 0.5%
Arctic Cat, Inc.	40,959	2,333,844
Callaway Golf Co.	289,208	2,438,023
Johnson Outdoors, Inc. (Class A Stock)	8,900	239,855
LeapFrog Enterprises, Inc.*(a)	94,720	752,077

		5,763,799

Life Sciences Tools & Services — 0.7%
Cambrex Corp.*	96,300	1,717,029
Charles River Laboratories International, Inc.*	68,257	3,620,351
PerkinElmer, Inc.	91,715	3,781,409

		9,118,789

Machinery — 3.6%
Actuant Corp. (Class A Stock)	72,397	2,652,626
Altra Holdings, Inc.	58,440	1,999,817
Ampco-Pittsburgh Corp.	11,400	221,730
Briggs & Stratton Corp.	132,100	2,874,496
EnPro Industries, Inc.*(a)	47,598	2,744,025

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Machinery (continued)
FreightCar America, Inc.	26,500	$705,430
Global Brass & Copper Holdings, Inc.	39,700	657,035
Hardinge, Inc.	35,300	510,791
Harsco Corp.	60,420	1,693,573
Hyster-Yale Materials Handling, Inc.	20,100	1,872,516
ITT Corp.	87,123	3,782,881
Kadant, Inc.	103,983	4,213,391
LB Foster Co. (Class A Stock)	31,500	1,489,635
NN, Inc.	51,600	1,041,804
RBC Bearings, Inc.*	73,405	5,193,404
Snap-on, Inc.	25,120	2,751,142
Standex International Corp.	8,000	503,040
Terex Corp.	47,775	2,006,072
Trimas Corp.*	89,915	3,586,709
Watts Water Technologies, Inc. (Class A Stock)	56,020	3,465,957

		43,966,074

Marine — 0.3%
Diana Shipping, Inc. (Greece)*(a)	170,234	2,262,410
Kirby Corp.*	18,540	1,840,095

		4,102,505

Media — 0.8%
AMC Entertainment Holdings, Inc. (Class A Stock)*	13,300	273,315
Entercom Communications Corp. (Class A Stock)*	127,800	1,343,178
EW Scripps Co. (Class A Stock)*	198,000	4,300,560
Journal Communications, Inc. (Class A Stock)*	127,200	1,184,232
Live Nation Entertainment, Inc.*	27,800	549,328
Sinclair Broadcast Group, Inc. (Class A Stock)	42,516	1,519,097

		9,169,710

Metals & Mining — 1.9%
Allegheny Technologies, Inc.	76,556	2,727,690
Carpenter Technology Corp.	26,880	1,671,936
Coeur Mining, Inc.*	11,500	124,775
Commercial Metals Co.	123,000	2,500,590
Globe Specialty Metals, Inc.	29,000	522,290
Haynes International, Inc.	33,660	1,859,378
Horsehead Holding Corp.*	240,520	3,898,829
RTI International Metals, Inc.*(a)	116,254	3,977,050
SunCoke Energy, Inc.*	56,600	1,291,046
US Silica Holdings, Inc.	6,000	204,660
Worthington Industries, Inc.	106,300	4,473,104

		23,251,348

Multiline Retail — 0.3%
Burlington Stores, Inc.*	51,220	1,639,040
Dillard’s, Inc. (Class A Stock)	17,600	1,710,896

		3,349,936

Multi-Utilities — 0.1%
NorthWestern Corp.	41,500	1,797,780

Office Electronics — 0.3%
Zebra Technologies Corp. (Class A Stock)*	62,418	3,375,565

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels — 3.3%
Bill Barrett Corp.*	89,660	$2,401,095
Bonanza Creek Energy, Inc.*(a)	12,600	547,722
Carrizo Oil & Gas, Inc.*	96,240	4,308,664
Cloud Peak Energy, Inc.*	124,740	2,245,320
CVR Energy, Inc.	12,600	547,218
Delek US Holdings, Inc.	106,900	3,678,429
Energy XXI Bermuda Ltd.(a)	38,400	1,039,104
EPL Oil & Gas, Inc.*	138,300	3,941,550
Equal Energy Ltd. (Canada)	36,200	193,308
Goodrich Petroleum Corp.*(a)	78,050	1,328,411
Green Plains Renewable Energy, Inc.(a)	118,300	2,293,837
Knightsbridge Tankers Ltd. (Bermuda)	80,700	741,633
Northern Oil and Gas, Inc.*(a)	130,009	1,959,236
Oasis Petroleum, Inc.*	44,385	2,084,763
Renewable Energy Group, Inc.*	226,400	2,594,544
REX American Resources Corp.*	8,800	393,448
SemGroup Corp. (Class A Stock)	7,200	469,656
Stone Energy Corp.*	95,600	3,306,804
Swift Energy Co.*(a)	146,268	1,974,618
Triangle Petroleum Corp.*	81,300	676,416
Vaalco Energy, Inc.*	80,100	551,889
W&T Offshore, Inc.	70,500	1,128,000
Warren Resources, Inc.*	218,700	686,718
Western Refining, Inc.(a)	6,000	254,460
Westmoreland Coal Co.*	8,952	172,684
World Fuel Services Corp.	13,200	569,712

		40,089,239

Paper & Forest Products — 0.4%
Boise Cascade Co.*(a)	68,140	2,008,767
Domtar Corp.	7,200	679,248
P.H. Glatfelter Co.	17,700	489,228
Resolute Forest Products, Inc.*(a)	52,900	847,458
Schweitzer-Mauduit International, Inc.	7,400	380,878

		4,405,579

Personal Products
Revlon, Inc. (Class A Stock)*	16,400	409,344

Pharmaceuticals — 0.6%
Impax Laboratories, Inc.*	88,700	2,229,918
Lannett Co., Inc.*	73,600	2,436,160
Prestige Brands Holdings, Inc.*	37,573	1,345,113
XenoPort, Inc.*(a)	221,000	1,270,750

		7,281,941

Professional Services — 1.5%
CDI Corp.	19,000	352,070
Heidrick & Struggles International, Inc.	31,700	638,438
Kelly Services, Inc. (Class A Stock)	67,900	1,693,426
Korn/Ferry International*	138,945	3,629,244
Navigant Consulting, Inc.*	43,500	835,200
Resources Connection, Inc.	86,900	1,245,277
RPX Corp.*	79,900	1,350,310
TrueBlue, Inc.*	253,590	6,537,550
VSE Corp.	31,500	1,512,315

		17,793,830

Real Estate Investment Trusts (REITs) — 8.2%
Acadia Realty Trust	15,200	377,416
American Campus Communities, Inc.	51,000	1,642,710

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
Anworth Mortgage Asset Corp.	586,200	$2,467,902
Ashford Hospitality Prime, Inc.	37,060	674,492
Ashford Hospitality Trust, Inc.	184,400	1,526,832
BioMed Realty Trust, Inc.	163,677	2,965,827
Campus Crest Communities, Inc.(a)	279,530	2,630,377
Capstead Mortgage Corp.(a)	391,700	4,731,736
CBL & Associates Properties, Inc.(a)	97,204	1,745,784
Cedar Realty Trust, Inc.	185,700	1,162,482
Chatham Lodging Trust	34,000	695,300
Chesapeake Lodging Trust	56,600	1,431,414
Coresite Realty Corp.	74,200	2,388,498
Corporate Office Properties Trust(a)	41,770	989,531
Cousins Properties, Inc.	542,897	5,591,839
CYS Investments, Inc.(a)	102,100	756,561
DCT Industrial Trust, Inc.(a)	237,800	1,695,514
DiamondRock Hospitality Co.(a)	393,600	4,546,080
EastGroup Properties, Inc.	62,600	3,626,418
Education Realty Trust, Inc.	235,847	2,080,171
Empire State Realty Trust, Inc. (Class A Stock)	73,630	1,126,539
EPR Properties	17,600	865,216
Equity One, Inc.	131,301	2,946,394
Extra Space Storage, Inc.	20,200	851,026
FelCor Lodging Trust, Inc.*	118,400	966,144
First Industrial Realty Trust, Inc.(a)	246,500	4,301,425
First Potomac Realty Trust	72,250	840,268
GEO Group, Inc. (The)	25,800	831,276
Getty Realty Corp.	17,100	314,127
Government Properties Income Trust	13,900	345,415
Hersha Hospitality Trust(a)	809,780	4,510,475
Home Properties, Inc.	6,000	321,720
Kite Realty Group Trust(a)	261,100	1,715,427
LaSalle Hotel Properties	13,300	410,438
Lexington Realty Trust(a)	364,441	3,720,943
LTC Properties, Inc.	39,600	1,401,444
MFA Financial, Inc.(a)	435,078	3,071,651
Mid-America Apartment Communities, Inc.	112,910	6,858,153
Parkway Properties, Inc.	120,800	2,330,232
Pebblebrook Hotel Trust	184,880	5,686,909
Pennsylvania Real Estate Investment Trust	27,152	515,345
Potlatch Corp.	96,800	4,040,432
RAIT Financial Trust	183,100	1,642,407
Ramco-Gershenson Properties Trust	35,900	565,066
Redwood Trust, Inc.(a)	211,300	4,092,881
Sun Communities, Inc.	17,600	750,464
Sunstone Hotel Investors, Inc.	29,600	396,640
Washington Real Estate Investment Trust(a)	32,290	754,294
Winthrop Realty Trust	44,200	488,410

		100,388,045

Real Estate Management & Development — 0.5%
Alexander & Baldwin, Inc.	45,300	1,890,369
CBRE Group, Inc. (Class A Stock)*	34,635	910,901
Jones Lang LaSalle, Inc.	17,700	1,812,303
RE/MAX Holdings, Inc. (Class A Stock)*	31,500	1,010,205

		5,623,778

Road & Rail — 1.1%
AMERCO*	14,501	3,448,918
Arkansas Best Corp.	30,200	1,017,136

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Road & Rail (continued)
Genesee & Wyoming, Inc. (Class A Stock)*	28,780	$2,764,319
Old Dominion Freight Line, Inc.*	90,867	4,817,768
Saia, Inc.*	9,500	304,475
Swift Transportation Co.*(a)	48,500	1,077,185
Universal Truckload Services, Inc.	10,100	308,151

		13,737,952

Semiconductors & Semiconductor Equipment — 4.7%
Alpha & Omega Semiconductor Ltd.*	112,119	864,437
Amkor Technology, Inc.*	281,300	1,724,369
Cirrus Logic, Inc.*(a)	129,600	2,647,728
DSP Group, Inc.*	28,500	276,735
Exar Corp.*	407,582	4,805,392
Fairchild Semiconductor International, Inc.*	237,325	3,168,289
First Solar, Inc.*(a)	52,800	2,884,992
Integrated Silicon Solution, Inc.*	120,200	1,453,218
IXYS Corp.	49,200	638,124
LTX-Credence Corp.*	22,900	182,971
M/A-COM Technology Solutions Holdings, Inc.*	1,200	20,388
MKS Instruments, Inc.	127,573	3,819,536
ON Semiconductor Corp.*	660,550	5,442,932
Pericom Semiconductor Corp.*	38,600	341,996
RF Micro Devices, Inc.*	750,547	3,872,822
Rudolph Technologies, Inc.*(a)	466,250	5,473,775
Semtech Corp.*	81,874	2,069,775
Spansion, Inc. (Class A Stock)*(a)	232,700	3,232,203
Teradyne, Inc.*(a)	446,903	7,874,431
Ultra Clean Holdings*	239,600	2,403,188
Veeco Instruments, Inc.*	137,770	4,534,011

		57,731,312

Software — 0.8%
Actuate Corp.*	66,900	515,799
Cadence Design Systems, Inc.*(a)	166,781	2,338,270
FireEye, Inc.*(a)	10,700	466,627
Proofpoint, Inc.*	4,800	159,216
PTC, Inc.*	131,229	4,644,194
Telenav, Inc.*	189,500	1,248,805

		9,372,911

Specialty Retail — 2.7%
Abercrombie & Fitch Co. (Class A Stock)(a)	57,870	1,904,502
American Eagle Outfitters, Inc.	163,504	2,354,458
ANN, Inc.*	177,842	6,501,904
Brown Shoe Co., Inc.	62,900	1,770,006
Cato Corp. (The) (Class A Stock)	36,387	1,157,107
Children’s Place Retail Stores, Inc. (The)*	47,200	2,688,984
Citi Trends, Inc.*	25,900	440,300
Conn’s, Inc.*(a)	21,134	1,665,148
Container Store Group, Inc. (The)*(a)	5,700	265,677
Destination Maternity Corp.	17,700	528,876
Express, Inc.*	126,721	2,365,881
hhgregg, Inc.*(a)	96,900	1,353,693
Kirkland’s, Inc.*	54,100	1,280,547
MarineMax, Inc.*(a)	206,250	3,316,500
Pier 1 Imports, Inc.(a)	119,090	2,748,597
Select Comfort Corp.*	103,040	2,173,114
Stein Mart, Inc.	49,800	669,810
Tilly’s, Inc. (Class A Stock)*	19,300	220,985

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Specialty Retail (continued)
Trans World Entertainment Corp.*	9,900	$43,758

		33,449,847

Textiles, Apparel & Luxury Goods — 1.0%
Columbia Sportswear Co.	16,499	1,299,296
G-III Apparel Group Ltd.*	10,100	745,279
Iconix Brand Group, Inc.*(a)	54,700	2,171,590
Jones Group, Inc. (The)	68,600	1,026,256
Movado Group, Inc.	53,160	2,339,572
Oxford Industries, Inc.	33,059	2,666,870
Perry Ellis International, Inc.*	37,129	586,267
RG Barry Corp.	12,700	245,110
Vera Bradley, Inc.*(a)	45,842	1,102,042
Vince Holding Corp.*	15,200	466,184

		12,648,466

Thrifts & Mortgage Finance — 0.9%
BankFinancial Corp.	9,000	82,440
Berkshire Hills Bancorp, Inc.	14,500	395,415
Charter Financial Corp.	48,600	523,422
First Defiance Financial Corp.	18,300	475,251
Flagstar Bancorp, Inc.*(a)	182,400	3,578,688
Homestreet, Inc.	58,500	1,170,000
OceanFirst Financial Corp.	15,800	270,654
Provident Financial Holdings, Inc.	22,800	342,000
Provident Financial Services, Inc.	30,300	585,396
Westfield Financial, Inc.	286,890	2,140,199
WSFS Financial Corp.	16,400	1,271,492

		10,834,957

Trading Companies & Distributors — 0.5%
Aircastle Ltd.	41,600	797,056
Applied Industrial Technologies, Inc.	40,600	1,993,054
Rush Enterprises, Inc. (Class A Stock)*	91,110	2,701,412
Stock Building Supply Holdings, Inc.*	400	7,288

		5,498,810

Water Utilities — 0.1%
American States Water Co	14,400	413,712
Artesian Resources Corp. (Class A Stock)	7,200	165,240
California Water Service Group	12,000	276,840
Consolidated Water Co. Ltd. (Cayman Islands)	6,600	93,060

		948,852

Wireless Telecommunication Services
USA Mobility, Inc.	4,299	61,390

TOTAL COMMON STOCKS (cost $934,126,032)		1,200,081,535

EXCHANGE TRADED FUNDS — 0.4%
iShares NASDAQ Biotechnology Index Fund(a)	7,197	1,634,151
iShares Russell 2000 Index Fund	29,246	3,372,356

TOTAL EXCHANGE TRADED FUNDS (cost $3,139,914)		5,006,507

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Notes 0.250%	11/30/14(k)	1,065	$1,065,956

(cost $1,066,112)
TOTAL LONG-TERM INVESTMENTS (cost $938,332,058)			1,206,153,998

		Shares
SHORT-TERM INVESTMENT — 13.1%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $159,496,202; includes $152,250,975 of cash collateral for securities on loan)(b)(w)(Note 4)		159,496,202	159,496,202

TOTAL INVESTMENTS — 111.9% (cost $1,097,828,260)			1,365,650,200
LIABILITIES IN EXCESS OF OTHER ASSETS(x) —(11.9)%			(145,491,548)

NET ASSETS — 100.0%			$1,220,158,652

The following abbreviation is used in the Portfolio descriptions:

NASDAQ	National Association for Securities Dealers Automated Quotations
*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $148,038,619; cash collateral of $152,250,975 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios2—Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Financial futures contracts open at December 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation
Long Position:
109	Russell 2000 Mini Index	Mar. 2014	$12,452,690	$12,659,260	$206,570

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,200,081,535	$—	$—
Exchange Traded Funds	5,006,507	—	—
U. S. Treasury Obligation	—	1,065,956	—
Affiliated Money Market Mutual Fund	159,496,202	—	—
Other Financial Instruments*
Futures	206,570	—	—

Total	$1,364,790,814	$1,065,956	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

Commercial Banks	14.7%
Affiliated Money Market Mutual Fund (12.5% represents investments purchased with collateral from securities on loan)	13.1
Real Estate Investment Trusts (REITs)	8.2
Insurance	6.1
Semiconductors & Semiconductor Equipment	4.7
Commercial Services & Supplies	4.0
Electric Utilities	3.7
Machinery	3.6
Capital Markets	3.6
Oil, Gas & Consumable Fuels	3.3
Energy Equipment & Services	2.8
Electronic Equipment, Instruments & Components	2.8
Specialty Retail	2.7
Aerospace & Defense	2.7
Food & Staples Retailing	2.6
Chemicals	2.1
Metals & Mining	1.9
Communications Equipment	1.8
Health Care Providers & Services	1.7
IT Services	1.5
Professional Services	1.5
Food Products	1.3
Household Durables	1.3
Construction & Engineering	1.2
Consumer Finance	1.2
Road & Rail	1.1
Gas Utilities	1.0
Textiles, Apparel & Luxury Goods	1.0
Containers & Packaging	0.9
Thrifts & Mortgage Finance	0.9
Electrical Equipment	0.8

Software	0.8%
Health Care Equipment & Supplies	0.8
Media	0.8
Life Sciences Tools & Services	0.7
Auto Components	0.7
Hotels, Restaurants & Leisure	0.7
Airlines	0.6
Pharmaceuticals	0.6
Leisure Equipment & Products	0.5
Real Estate Management & Development	0.5
Diversified Consumer Services	0.5
Trading Companies & Distributors	0.5
Diversified Telecommunication Services	0.4
Computers & Peripherals	0.4
Biotechnology	0.4
Exchange Traded Funds	0.4
Internet Software & Services	0.4
Paper & Forest Products	0.4
Marine	0.3
Office Electronics	0.3
Multiline Retail	0.3
Diversified Financial Services	0.2
Multi-Utilities	0.1
Building Products	0.1
Air Freight & Logistics	0.1
U.S. Treasury Obligations	0.1
Distributors	0.1
Water Utilities	0.1
Internet & Catalog Retail	0.1
Household Products	0.1
Health Care Technology	0.1

111.9
Liabilities in excess of other assets	(11.9)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instrumentsis equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statementof Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value

Equity contracts	Due from broker-variation margin	$206,570	*	—	$—

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$4,169,655

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(74,350)

For the year ended December 31, 2013, the Portfolio’s average value at trade date for futures long position was $17,563,623.

The Portfolio invested in financial instruments and derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument and derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position

Assets:
Securities on loan	$148,038,619	$—	$—	$148,038,619
Exchange-traded and cleared derivatives	52,320	—	—	52,320

				148,090,939

Collateral Amount Pledged/(Received):
Securities on loan				(148,038,619)
Exchange-traded and cleared derivatives				—

Net Amount				$52,320

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST SMALL-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $148,038,619:
Unaffiliated investments (cost $938,332,058)	$1,206,153,998
Affiliated investments (cost $159,496,202)	159,496,202
Receivable for investments sold	11,599,332
Dividends and interest receivable	1,707,659
Receivable for fund share sold	164,273
Due from broker-variation margin	52,320
Tax reclaim receivable	182
Prepaid expenses	15,414

Total Assets	1,379,189,380

LIABILITIES:
Payable to broker for collateral for securities on loan	152,250,975
Payable for fund share repurchased	3,615,246
Payable for investments purchased	2,561,420
Advisory fees payable	489,011
Accrued expenses and other liabilities	96,563
Distribution fee payable	17,076
Affiliated transfer agent fee payable	417
Due to broker	20

Total Liabilities	159,030,728

NET ASSETS	$1,220,158,652

Net assets were comprised of:
Paid-in capital	$758,753,347
Retained earnings	461,405,305

Net assets, December 31, 2013	$1,220,158,652

Net asset value and redemption price per share, $1,220,158,652 / 59,513,142 outstanding shares of beneficial interest	$20.50

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Unaffiliated dividend income (net of $3,900 foreign with holding tax)	$18,721,220
Affiliated income from securities lending, net	603,878
Affiliated dividend income	45,034
Interest income	2,612

19,372,744

EXPENSES
Advisory fees	9,823,902
Distribution fee (Note 4)	972,551
Custodian and accounting fees	230,000
Shareholder servicing fees and expenses (Note 4)	147,591
Audit fee	24,000
Trustees’ fees	20,000
Insurance expenses	12,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Commitment fee on syndicated credit agreement	8,000
Shareholders’ reports.	6,000
Loan interest expense (Note 7)	409
Miscellaneous	6,943

Total expenses	11,270,396
Less: shareholder servicing fee waiver	(31,160)

Net expenses	11,239,236

NET INVESTMENT INCOME	8,133,508

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investment transactions.	151,095,690
Futures transactions	4,169,655

155,265,345

Net change in unrealized appreciation (depreciation) on: Investments	182,704,716
Futures	(74,350)

182,630,366

NET GAIN ON INVESTMENTS	337,895,711

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$346,029,219

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$8,133,508	$9,563,497
Net realized gain on investment and foreign currency transactions	155,265,345	34,194,876
Net change in unrealized appreciation (depreciation) on investments	182,630,366	71,512,512

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	346,029,219	115,270,885

DISTRIBUTIONS	—	(3,766,620)

FUND SHARE TRANSACTIONS:
Fund share sold [17,766,260 and 30,286,778 shares, respectively]	306,329,478	425,813,604
Fund share issued in reinvestment of distributions [0 and 284,703 shares, respectively]	—	3,766,620
Fund share repurchased [19,082,705 and 18,340,975 shares, respectively]	(339,997,255)	(249,995,151)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(33,667,777)	179,585,073

TOTAL INCREASE IN NET ASSETS	312,361,442	291,089,338
NET ASSETS:
Beginning of year	907,797,210	616,707,872

End of year	$1,220,158,652	$907,797,210

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST T. ROWE PRICE EQUITY INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 92.6%
COMMON STOCKS — 92.5%	Shares	Value (Note 2)
Aerospace & Defense — 2.4%
Boeing Co. (The)	111,000	$15,150,390
Honeywell International, Inc.	186,300	17,022,231

		32,172,621

Air Freight & Logistics — 1.1%
United Parcel Service, Inc. (Class B Stock)	140,100	14,721,708

Airlines — 1.0%
United Continental Holdings, Inc.*	335,400	12,688,182

Auto Components — 0.7%
Johnson Controls, Inc.	178,800	9,172,440

Automobiles — 1.2%
Ford Motor Co.	459,800	7,094,714
General Motors Co.*	214,352	8,760,566

		15,855,280

Beverages — 0.9%
Coca-Cola Co. (The)	26,300	1,086,453
PepsiCo, Inc.	133,900	11,105,666

		12,192,119

Building Products — 0.9%
Masco Corp.	322,400	7,341,048
USG Corp.*(a)	175,300	4,975,014

		12,316,062

Capital Markets — 2.0%
Bank of New York Mellon Corp. (The)	10,700	373,858
Legg Mason, Inc.(a)	278,400	12,104,832
Northern Trust Corp.	201,200	12,452,268
Och-Ziff Capital Management Group LLC (Class A Stock)	123,000	1,820,400

		26,751,358

Chemicals — 1.0%
E.I. du Pont de Nemours & Co.	117,500	7,633,975
Potash Corp. of Saskatchewan, Inc. (Canada)(a)	172,900	5,698,784

		13,332,759

Commercial Banks — 6.3%
PNC Financial Services Group, Inc. (The)	223,700	17,354,646
Regions Financial Corp.	490,800	4,854,012
SunTrust Banks, Inc.	340,400	12,530,124
U.S. Bancorp	547,800	22,131,120
Wells Fargo & Co.	596,100	27,062,940

		83,932,842

Communications Equipment — 1.8%
Cisco Systems, Inc.	472,000	10,596,400
Harris Corp.	182,900	12,768,249

		23,364,649

Computers & Peripherals — 1.2%
Apple, Inc.	29,100	16,328,301

Construction Materials — 0.7%
Vulcan Materials Co.	158,100	9,394,302

Consumer Finance — 1.1%
American Express Co.	160,400	14,553,092

COMMON STOCKS (continued)	Shares	Value (Note 2)

Containers & Packaging — 0.5%
MeadWestvaco Corp.	177,700	$6,562,461

Distributors — 0.5%
Genuine Parts Co.	87,300	7,262,487

Diversified Financial Services — 4.9%
Bank of America Corp.	1,308,800	20,378,016
JPMorgan Chase & Co.	605,700	35,421,336
McGraw Hill Financial, Inc.	121,600	9,509,120

		65,308,472

Diversified Telecommunication Services — 3.0%
AT&T, Inc.	526,400	18,508,224
CenturyLink, Inc.	184,600	5,879,510
Telefonica SA (Spain)	258,976	4,234,472
Verizon Communications, Inc.	223,800	10,997,532

		39,619,738

Electric Utilities — 3.6%
Duke Energy Corp.	209,410	14,451,384
Entergy Corp.(a)	182,400	11,540,448
Exelon Corp.(a)	313,000	8,573,070
FirstEnergy Corp.	184,100	6,071,618
Xcel Energy, Inc.	261,900	7,317,486

		47,954,006

Electrical Equipment — 1.8%
Eaton Corp. PLC	98,362	7,487,315
Emerson Electric Co.	227,600	15,972,968

		23,460,283

Electronic Equipment, Instruments & Components — 0.9%
Corning, Inc.	670,600	11,950,092

Energy Equipment & Services — 1.6%
Diamond Offshore Drilling, Inc.(a)	149,400	8,503,848
Schlumberger Ltd.	146,500	13,201,115

		21,704,963

Food Products — 2.3%
Archer-Daniels-Midland Co.	334,600	14,521,640
Campbell Soup Co.(a)	265,300	11,482,184
McCormick & Co., Inc.	73,800	5,086,296

		31,090,120

Health Care Providers & Services — 0.5%
Quest Diagnostics, Inc.(a)	123,200	6,596,128

Hotels, Restaurants & Leisure — 0.9%
Carnival Corp.	290,600	11,673,402

Household Durables — 0.1%
Whirlpool Corp.	8,800	1,380,368

Household Products — 1.0%
Clorox Co. (The)(a)	144,800	13,431,648

Independent Power Producers & Energy Traders — 0.4%
AES Corp. (The)	345,500	5,013,205

Industrial Conglomerates — 3.0%
General Electric Co.	1,400,500	39,256,015

Insurance — 4.4%
Allstate Corp. (The)	268,400	14,638,536
Chubb Corp. (The)	65,400	6,319,602
Lincoln National Corp.	134,500	6,942,890
Loews Corp.	89,100	4,298,184

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST T. ROWE PRICE EQUITY INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance (continued)
Marsh & McLennan Cos., Inc.	340,900	$16,485,924
Sun Life Financial, Inc. (Canada)(a)	147,800	5,221,774
Willis Group Holdings PLC	89,100	3,992,571

		57,899,481

IT Services — 1.0%
Computer Sciences Corp.	164,400	9,186,672
Western Union Co. (The)	267,400	4,612,650

		13,799,322

Leisure Equipment & Products — 1.1%
Mattel, Inc.	295,400	14,055,132

Life Sciences Tools & Services — 0.3%
Agilent Technologies, Inc.	66,900	3,826,011

Machinery — 3.7%
Deere & Co.	91,900	8,393,227
Illinois Tool Works, Inc.	223,100	18,758,248
Joy Global, Inc.(a)	122,800	7,182,572
Stanley Black & Decker, Inc.	83,000	6,697,270
Xylem, Inc.	231,700	8,016,820

		49,048,137

Media — 3.4%
Cablevision Systems Corp. (Class A Stock)(a)	330,800	5,931,244
Comcast Corp. (Class A Stock)	123,100	6,396,892
Madison Square Garden Co. (The) (Class A Stock)*	93,900	5,406,762
New York Times Co. (The) (Class A Stock)(a)	302,500	4,800,675
Time Warner, Inc.	223,700	15,596,364
Walt Disney Co. (The)	94,000	7,181,600

		45,313,537

Metals & Mining — 1.2%
Newmont Mining Corp.	188,600	4,343,458
Nucor Corp.	224,000	11,957,120

		16,300,578

Multiline Retail — 1.8%
Kohl’s Corp.	257,200	14,596,100
Macy’s, Inc.	166,400	8,885,760

		23,481,860

Multi-Utilities — 1.1%
NiSource, Inc.	436,600	14,355,408

Oil, Gas & Consumable Fuels — 12.9%
Anadarko Petroleum Corp.	142,200	11,279,304
Apache Corp.	268,500	23,074,890
BP PLC (United Kingdom), ADR	145,800	7,087,338
Chevron Corp.	240,200	30,003,382
ConocoPhillips	74,300	5,249,295
CONSOL Energy, Inc.(a)	245,800	9,350,232
Eni SpA (Italy)	114,966	2,778,010
Exxon Mobil Corp.	249,000	25,198,800
Hess Corp.	178,900	14,848,700
Murphy Oil Corp.	206,200	13,378,256
Petroleo Brasileiro SA (Brazil), ADR	513,400	7,074,652
Royal Dutch Shell PLC (Netherlands), ADR	260,400	18,558,708

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Talisman Energy, Inc. (Canada)	244,400	$2,847,260

		170,728,827

Paper & Forest Products — 1.3%
International Paper Co.	359,600	17,631,188

Personal Products — 0.6%
Avon Products, Inc.	452,500	7,792,050

Pharmaceuticals — 5.7%
Bristol-Myers Squibb Co.	262,200	13,935,930
GlaxoSmithKline PLC (United Kingdom)	253,611	6,775,882
Hospira, Inc.*(a)	111,400	4,598,592
Johnson & Johnson	207,200	18,977,448
Merck & Co., Inc.	296,300	14,829,815
Pfizer, Inc.	549,600	16,834,248

		75,951,915

Real Estate Investment Trusts (REITs) — 0.7%
Weyerhaeuser Co.	312,800	9,875,096

Road & Rail — 1.1%
Norfolk Southern Corp.	152,000	14,110,160

Semiconductors & Semiconductor Equipment — 2.2%
Analog Devices, Inc.	184,700	9,406,771
Applied Materials, Inc.	562,800	9,955,932
Texas Instruments, Inc.	213,900	9,392,349

		28,755,052

Software — 1.5%
CA, Inc.	114,900	3,866,385
Microsoft Corp.	420,300	15,731,829

		19,598,214

Specialty Retail — 0.8%
Staples, Inc.	592,000	9,406,880
Tiffany & Co.	8,700	807,186

		10,214,066

Wireless Telecommunication Services — 0.4%
Vodafone Group PLC (United Kingdom)	1,439,505	5,667,637

TOTAL COMMON STOCKS (cost $952,149,060)		1,227,442,774

PREFERRED STOCK — 0.1%
Real Estate Investment Trusts (REITs)
Weyerhaeuser Co., Series A, CVT, 6.375% (cost $745,000)	14,900	834,996

TOTAL LONG-TERM INVESTMENTS (cost $952,894,060)		1,228,277,770

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST T. ROWE PRICE EQUITY INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

SHORT-TERM INVESTMENT —11.9%	Shares	Value (Note 2)
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $157,845,761; includes $76,212,956 of cash collateral for securities on loan)(b)(w)(Note 4)	157,845,761	$157,845,761

TOTAL INVESTMENTS — 104.5% (cost $1,110,739,821)		1,386,123,531
LIABILITIES IN EXCESS OF OTHER ASSETS — (4.5)%		(59,641,357)

NET ASSETS — 100.0%		$1,326,482,174

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depositary Receipt
CVT	Convertible Security

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $74,419,864; cash collateral of $76,212,956 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,207,986,773	$19,456,001	$—
Preferred Stock	834,996	—	—
Affiliated Money Market Mutual Fund	157,845,761	—	—

Total	$1,366,667,530	$19,456,001	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST T. ROWE PRICE EQUITY INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

Oil, Gas & Consumable Fuels	12.9%
Affiliated Money Market Mutual Fund (5.7% represents investments purchased with collateral from securities on loan)	11.9
Commercial Banks	6.3
Pharmaceuticals	5.7
Diversified Financial Services	4.9
Insurance	4.4
Machinery	3.7
Electric Utilities	3.6
Media	3.4
Diversified Telecommunication Services	3.0
Industrial Conglomerates	3.0
Aerospace & Defense	2.4
Food Products	2.3
Semiconductors & Semiconductor Equipment	2.2
Capital Markets	2.0
Multiline Retail	1.8
Electrical Equipment	1.8
Communications Equipment	1.8
Energy Equipment & Services	1.6
Software	1.5
Paper & Forest Products	1.3
Computers & Peripherals	1.2
Metals & Mining	1.2
Automobiles	1.2

Air Freight & Logistics	1.1%
Consumer Finance	1.1
Multi-Utilities	1.1
Road & Rail	1.1
Leisure Equipment & Products	1.1
IT Services	1.0
Household Products	1.0
Chemicals	1.0
Airlines	1.0
Building Products	0.9
Beverages	0.9
Electronic Equipment, Instruments & Components	0.9
Hotels, Restaurants & Leisure	0.9
Real Estate Investment Trusts (REITs)	0.8
Specialty Retail	0.8
Construction Materials	0.7
Auto Components	0.7
Personal Products	0.6
Distributors	0.5
Health Care Providers & Services	0.5
Containers & Packaging	0.5
Wireless Telecommunication Services	0.4
Independent Power Producers & Energy Traders	0.4
Life Sciences Tools & Services	0.3
Household Durables	0.1

104.5
Liabilities in excess of other assets	(4.5)

100.0%

The Portfolio invested in financial instruments during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$74,419,864	$ —	$ —	$74,419,864
Collateral Amount Pledged/(Received):
Securities on loan				(74,419,864)

Net Amount				$—

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST T. ROWE PRICE EQUITY INCOME PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $74,419,864:
Unaffiliated investments (cost $952,894,060)	$1,228,277,770
Affiliated investments (cost $157,845,761)	157,845,761
Receivable for investments sold	15,088,211
Dividends receivable	1,968,386
Receivable for fund share sold	883,564
Tax reclaim receivable	55,616
Prepaid expenses	15,029

Total Assets	1,404,134,337

LIABILITIES:
Payable to broker for collateral for securities on loan	76,212,956
Payable for investments purchased	918,616
Advisory fees payable	399,355
Accrued expenses and other liabilities	78,066
Payable for fund share repurchased	23,614
Distribution fee payable	18,253
Payable to custodian	886
Affiliated transfer agent fee payable	417

Total Liabilities	77,652,163

NET ASSETS	$1,326,482,174

Net assets were comprised of:
Paid-in capital	$672,980,754
Retained earnings	653,501,420

Net assets, December 31, 2013	$1,326,482,174

Net asset value and redemption price per share, $1,326,482,174 / 107,647,722 outstanding shares of beneficial interest	$12.32

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Unaffiliated dividend income (net of $331,443 foreign withholding tax)	$46,737,902
Affiliated income from securities lending, net	284,129
Affiliated dividend income	173,791

47,195,822

EXPENSES
Advisory fees	13,981,842
Distribution fee (Note 4)	1,541,072
Shareholder servicing fees and expenses (Note 4)	387,811
Custodian and accounting fees	235,000
Trustees’ fees	31,000
Insurance expenses	21,000
Audit fee	20,000
Legal fees and expenses	14,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Shareholders’ reports	8,000
Commitment fee on syndicated credit agreement	3,000
Miscellaneous	20,090

Total expenses	16,271,815
Less: shareholder servicing fee waiver	(127,248)

Net expenses	16,144,567

NET INVESTMENT INCOME	31,051,255

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	338,018,758
Foreign currency transactions	(27,965)

337,990,793

Net change in unrealized appreciation (depreciation) on:
Investments	169,493,789
Foreign currencies	3,737

169,497,526

NET GAIN ON INVESTMENTS	507,488,319

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$538,539,574

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$31,051,255	$38,360,418
Net realized gain on investment and foreign currency transactions	337,990,793	36,034,419
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	169,497,526	106,970,758

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	538,539,574	181,365,595

DISTRIBUTIONS	—	(3,547,085)

FUND SHARE TRANSACTIONS:
Fund share sold [28,655,871 and 306,966,843 shares, respectively]	304,847,179	2,721,913,250
Fund share issued in reinvestment of distributions [0 and 417,304 shares, respectively]	—	3,547,085
Fund share repurchased [176,664,560 and 76,468,871 shares, respectively]	(1,944,751,463)	(676,346,049)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(1,639,904,284)	2,049,114,286

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,101,364,710)	2,226,932,796
NET ASSETS:
Beginning of year	2,427,846,884	200,914,088

End of year	$1,326,482,174	$2,427,846,884

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 99.9%
COMMON STOCKS — 99.9%	Shares	Value (Note 2)
Aerospace & Defense — 6.2%
Boeing Co. (The)	373,600	$50,992,664
Precision Castparts Corp.	196,100	52,809,730
United Technologies Corp.	116,300	13,234,940

		117,037,334

Air Freight & Logistics — 1.8%
FedEx Corp.	236,200	33,958,474

Airlines — 1.3%
United Continental Holdings, Inc.*	625,700	23,670,231

Automobiles — 0.6%
Tesla Motors, Inc.*(a)	73,500	11,052,930

Beverages — 0.9%
PepsiCo, Inc.	211,700	17,558,398

Biotechnology — 9.9%
Alexion Pharmaceuticals, Inc.*	136,995	18,228,555
Biogen Idec, Inc.*	133,500	37,346,625
Celgene Corp.*	200,608	33,894,728
Gilead Sciences, Inc.*	1,068,900	80,327,835
Regeneron Pharmaceuticals, Inc.*	43,200	11,890,368
Vertex Pharmaceuticals, Inc.*	66,500	4,940,950

		186,629,061

Capital Markets — 4.3%
Morgan Stanley	777,600	24,385,536
State Street Corp.	417,900	30,669,681
TD Ameritrade Holding Corp.	835,600	25,602,784

		80,658,001

Chemicals — 3.4%
Ecolab, Inc.	172,600	17,997,002
Praxair, Inc.	194,300	25,264,829
Sherwin-Williams Co. (The)	117,800	21,616,300

		64,878,131

Communications Equipment — 3.2%
Juniper Networks, Inc.*	1,602,615	36,171,020
QUALCOMM, Inc.	320,900	23,826,825

		59,997,845

Computers & Peripherals — 1.7%
Apple, Inc.	56,500	31,702,715

Construction Materials — 0.6%
Vulcan Materials Co.	173,800	10,327,196

Food & Staples Retailing — 0.8%
Whole Foods Market, Inc.	260,300	15,053,149

Food Products — 0.2%
Green Mountain Coffee Roasters, Inc.*(a)	40,532	3,063,408

Health Care Equipment & Supplies — 0.4%
Intuitive Surgical, Inc.*	17,100	6,567,768

Health Care Providers & Services — 4.7%
Cardinal Health, Inc.	239,000	15,967,590
McKesson Corp.	282,230	45,551,922
UnitedHealth Group, Inc.	364,700	27,461,910

		88,981,422

Hotels, Restaurants & Leisure — 6.7%
Chipotle Mexican Grill, Inc.*	43,000	22,909,540
Hilton Worldwide Holdings, Inc.*	88,900	1,978,025

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hotels, Restaurants & Leisure (continued)
Las Vegas Sands Corp.	516,880	$40,766,326
MGM Resorts International*	369,100	8,681,232
Starbucks Corp.	408,515	32,023,491
Wynn Resorts Ltd.(a)	106,600	20,702,786

		127,061,400

Household Durables — 0.9%
D.R. Horton, Inc.(a)	791,800	17,672,976

Household Products — 1.3%
Procter & Gamble Co. (The)	292,000	23,771,720

Industrial Conglomerates — 2.7%
Danaher Corp.	662,800	51,168,160

Internet & Catalog Retail — 9.9%
Amazon.com, Inc.*	251,747	100,394,186
Ctrip.com International Ltd. (China), ADR*(a)	231,200	11,472,144
Netflix, Inc.*	42,200	15,536,774
priceline.com, Inc.*	50,900	59,166,160

		186,569,264

Internet Software & Services — 11.5%
Akamai Technologies, Inc.*	420,200	19,825,036
Baidu, Inc. (China), ADR*	133,800	23,800,344
eBay, Inc.*	362,500	19,897,625
Facebook, Inc. (Class A Stock)*	500,900	27,379,194
Google, Inc. (Class A Stock)*	99,960	112,026,171
LinkedIn Corp. (Class A Stock)*	53,600	11,622,088
Twitter, Inc.*(a)	45,500	2,896,075

		217,446,533

IT Services — 6.3%
Cognizant Technology Solutions Corp. (Class A Stock)*	270,800	27,345,384
MasterCard, Inc. (Class A Stock)	57,700	48,206,042
Vantiv, Inc. (Class A Stock)*	223,800	7,298,118
Visa, Inc. (Class A Stock)	161,200	35,896,016

		118,745,560

Machinery — 1.4%
Flowserve Corp.	152,100	11,990,043
Wabtec Corp.	202,700	15,054,529

		27,044,572

Media — 2.2%
Discovery Communications, Inc. (Class C Stock)*(a)	228,100	19,128,466
Twenty-First Century Fox, Inc. (Class A Stock)	622,500	21,899,550

		41,028,016

Multiline Retail — 0.7%
Dollar Tree, Inc.*	229,900	12,970,958

Oil, Gas & Consumable Fuels — 3.8%
Antero Resources Corp.*	88,600	5,620,784
Pioneer Natural Resources Co.	172,300	31,715,261
Range Resources Corp.	416,945	35,152,633

		72,488,678

Pharmaceuticals — 1.4%
Valeant Pharmaceuticals International, Inc.*	230,000	27,002,000

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Road & Rail — 0.6%
Kansas City Southern	97,600	$12,085,808

Software — 3.6%
NetSuite, Inc.*	68,300	7,036,266
Red Hat, Inc.*	291,700	16,346,868
Salesforce.com, Inc.*(a)	472,800	26,093,832
ServiceNow, Inc.*	185,900	10,412,259
Workday, Inc. (Class A Stock)*	104,100	8,656,956

		68,546,181

Specialty Retail — 2.6%
Lowe’s Cos., Inc.	598,700	29,665,585
Tractor Supply Co.	248,200	19,255,356

		48,920,941

Textiles, Apparel & Luxury Goods — 0.7%
Fossil Group, Inc.*	82,000	9,835,080
Lululemon Athletica, Inc. (Canada)*(a)	46,000	2,715,380

		12,550,460

Trading Companies & Distributors — 0.7%
Fastenal Co.(a)	280,900	13,345,559

Wireless Telecommunication Services — 2.9%
Crown Castle International Corp.	740,355	54,364,268

TOTAL COMMON STOCKS (cost $1,294,718,643)		1,883,919,117

PREFERRED STOCK
Internet Software & Services
Living Social, (PRFC)*(g) (cost $1,352,010)	175,814	110,763

TOTAL LONG-TERM INVESTMENTS (cost $1,296,070,653)		1,884,029,880

SHORT-TERM INVESTMENT — 5.7%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $106,939,369; includes $99,919,167 of cash collateral for securities on loan)(b)(w)(Note 4)	106,939,369	106,939,369

TOTAL INVESTMENTS — 105.6% (cost $1,403,010,022)		1,990,969,249
LIABILITIES IN EXCESS OF OTHER ASSETS — (5.6)%		(106,284,185)

NET ASSETS — 100.0%		$1,884,685,064

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depositary Receipt
PRFC	Preference Shares

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $97,389,987; cash collateral of $99,919,167 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(g)	Indicates a security that has been deemed illiquid.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2-Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,883,919,117	$—	$—
Preferred Stock	—	—	110,763
Affiliated Money Market Mutual Fund	106,939,369	—	—

Total	$1,990,858,486	$—	$110,763

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

Internet Software & Services	11.5%
Biotechnology	9.9
Internet & Catalog Retail	9.9
Hotels, Restaurants & Leisure	6.7
IT Services	6.3
Aerospace & Defense	6.2
Affiliated Money Market Mutual Fund (5.3% represents investments purchased with collateral from securities on loan)	5.7
Health Care Providers & Services	4.7
Capital Markets	4.3
Oil, Gas & Consumable Fuels	3.8
Software	3.6
Chemicals	3.4
Communications Equipment	3.2
Wireless Telecommunication Services	2.9
Industrial Conglomerates	2.7
Specialty Retail	2.6
Media	2.2

Air Freight & Logistics	1.8%
Computers & Peripherals	1.7
Machinery	1.4
Pharmaceuticals	1.4
Household Products	1.3
Airlines	1.3
Household Durables	0.9
Beverages	0.9
Food & Staples Retailing	0.8
Trading Companies & Distributors	0.7
Multiline Retail	0.7
Textiles, Apparel & Luxury Goods	0.7
Road & Rail	0.6
Automobiles	0.6
Construction Materials	0.6
Health Care Equipment & Supplies	0.4
Food Products	0.2

105.6
Liabilities in excess of other assets	(5.6)

100.0%

The Portfolio invested in financial instruments during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$97,389,987	$ —	$ —	$97,389,987
Collateral Amount Pledged/(Received):
Securities on loan				(97,389,987)

Net Amount				$—

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $97,389,987:
Unaffiliated investments (cost $1,296,070,653)	$1,884,029,880
Affiliated investments (cost $106,939,369)	106,939,369
Cash	87,158
Receivable for investments sold	3,573,868
Dividends receivable	534,440
Receivable for fund share sold	492,986
Prepaid expenses	14,507

Total Assets	1,995,672,208

LIABILITIES:
Payable to broker for collateral for securities on loan	99,919,167
Payable for fund share repurchased	8,541,620
Payable for investments purchased	1,761,485
Advisory fees payable	641,446
Accrued expenses and other liabilities	95,995
Distribution fee payable	26,151
Deferred trustees’ fees	863
Affiliated transfer agent fee payable	417

Total Liabilities	110,987,144

NET ASSETS	$1,884,685,064

Net assets were comprised of:
Paid-in capital	$1,079,344,827
Retained earnings	805,340,237

Net assets, December 31, 2013	$1,884,685,064

Net asset value and redemption price per share, $1,884,685,064 / 91,459,521 outstanding shares of beneficial interest	$20.61

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Unaffiliated dividend income	$11,925,528
Affiliated income from securities lending, net	261,909
Affiliated dividend income	30,273

12,217,710

EXPENSES
Advisory fees	15,869,922
Distribution fee (Note 4)	1,537,650
Shareholder servicing fees and expenses (Note 4)	327,449
Custodian and accounting fees	236,000
Trustees’ fees	29,000
Insurance expenses	24,000
Audit fee	20,000
Legal fees and expenses	13,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Commitment fee on syndicated credit agreement	8,000
Shareholders’ reports	7,000
Loan interest expense (Note 7)	423
Miscellaneous	15,191

Total expenses	18,096,635
Less: advisory fee waivers and/or expense reimbursement	(317,536)
Less: shareholder servicing fee waiver	(103,103)

Net expenses	17,675,996

NET INVESTMENT LOSS	(5,458,286)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	283,697,242
Net change in unrealized appreciation (depreciation) on investments	392,624,283

NET GAIN ON INVESTMENTS	676,321,525

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$670,863,239

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$(5,458,286)	$200,932
Net realized gain on investment transactions	283,697,242	172,550,117
Net change in unrealized appreciation (depreciation) on investments	392,624,283	174,347,071

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	670,863,239	347,098,120

FUND SHARE TRANSACTIONS:
Fund share sold [19,589,550 and 72,702,517 shares, respectively]	321,992,260	995,278,977
Fund share repurchased [70,790,414 and 91,756,780 shares, respectively]	(1,150,186,084)	(1,268,253,044)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(828,193,824)	(272,974,067)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(157,330,585)	74,124,053
NET ASSETS:
Beginning of year	2,042,015,649	1,967,891,596

End of year	$1,884,685,064	$2,042,015,649

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 99.2%
COMMON STOCKS	Shares	Value (Note 2)
Agricultural Products — 1.2%
Archer-Daniels-Midland Co.	81,400	$3,532,760
Bunge Ltd.	58,200	4,778,802

		8,311,562

Aluminum — 0.5%
Constellium NV (Netherlands) (Class A Stock)*	129,900	3,022,773

Application Software — 0.1%
Computer Modelling Group Ltd. (Canada)	19,300	483,477

Coal & Consumable Fuels — 0.9%
CONSOL Energy, Inc.	157,800	6,002,712

Commodity Chemicals — 0.9%
Methanex Corp. (Canada)	98,300	5,823,292

Construction & Engineering — 2.3%
Jacobs Engineering Group, Inc.*	83,100	5,234,469
Quanta Services, Inc.*	329,996	10,414,674

		15,649,143

Construction Materials — 2.7%
Holcim Ltd. (Switzerland)*	42,993	3,214,357
Martin Marietta Materials, Inc.(a)	112,100	11,203,274
Vulcan Materials Co.	62,300	3,701,866

		18,119,497

Diversified Metals & Mining — 4.1%
BHP Billiton Ltd. (Australia)	311,156	10,608,188
Compass Minerals International, Inc.	29,400	2,353,470
Iluka Resources Ltd. (Australia)	385,202	2,984,937
Rio Tinto PLC (United Kingdom), ADR(a)	98,600	5,563,998
Southern Copper Corp.	167,900	4,820,409
US Silica Holdings, Inc.(a)	32,800	1,118,808

		27,449,810

Electric Utilities — 2.2%
American Electric Power Co., Inc.	127,400	5,954,676
Entergy Corp.	97,900	6,194,133
PNM Resources, Inc.	96,100	2,317,932

		14,466,741

Fertilizers & Agricultural Chemicals — 1.3%
Monsanto Co.	40,900	4,766,895
Potash Corp. of Saskatchewan, Inc. (Canada)(a)	111,300	3,668,448

		8,435,343

Forest Products — 0.2%
West Fraser Timber Co. Ltd. (Canada)	14,900	1,453,180

Gas Utilities — 0.3%
GAIL India Ltd. (India)	382,699	2,120,029

Gold — 1.5%
Franco-Nevada Corp. (Canada)	177,200	7,221,453
Randgold Resources Ltd. (United Kingdom)	39,132	2,460,736

		9,682,189

Heavy Electrical Equipment — 1.2%
Babcock & Wilcox Co. (The)	233,600	7,986,784

Independent Power Producers & Energy Traders — 1.4%
AES Corp. (The)	287,100	4,165,821

COMMON STOCKS (continued)	Shares	Value (Note 2)
Independent Power Producers & Energy Traders (continued)
NRG Energy, Inc.	179,037	$5,141,943

		9,307,764

Industrial Gases — 4.5%
Air Products & Chemicals, Inc.	61,800	6,908,004
Airgas, Inc.	119,800	13,399,630
Praxair, Inc.	73,000	9,492,190

		29,799,824

Industrial Machinery — 2.6%
Flowserve Corp.	157,400	12,407,842
Harsco Corp.	140,800	3,946,624
Sulzer AG (Switzerland)	7,694	1,243,206

		17,597,672

Integrated Oil & Gas — 13.5%
BG Group PLC (United Kingdom)	731,683	15,744,698
Chevron Corp.	86,156	10,761,746
Eni SpA (Italy)	563,716	13,621,494
Exxon Mobil Corp.	173,508	17,559,010
Hess Corp.	100,000	8,300,000
Petroleo Brasileiro SA (Brazil), ADR	358,300	5,263,427
Royal Dutch Shell PLC (Netherlands), ADR(a)	264,275	18,834,879

		90,085,254

Metal & Glass Containers — 2.3%
AptarGroup, Inc.	16,300	1,105,303
Ball Corp.	71,800	3,709,188
Berry Plastics Group, Inc.*	167,500	3,984,825
Crown Holdings, Inc.*(a)	127,900	5,700,503
Vidrala SA (Spain)	18,432	948,159

		15,447,978

Multi-Utilities — 3.2%
CenterPoint Energy, Inc.	87,300	2,023,614
NiSource, Inc.	411,600	13,533,408
PG&E Corp.	146,600	5,905,048

		21,462,070

Oil & Gas Equipment & Services — 6.2%
Cameron International Corp.*	93,500	5,566,055
Exterran Holdings, Inc.*(a)	112,800	3,857,760
FMC Technologies, Inc.*	101,400	5,294,094
Halliburton Co.	97,800	4,963,350
Schlumberger Ltd.	195,225	17,591,725
Trican Well Service Ltd. (Canada)	328,400	4,012,833

		41,285,817

Oil & Gas Exploration & Production — 30.5%
Africa Oil Corp. (Canada)*	231,116	2,003,268
Anadarko Petroleum Corp.	185,900	14,745,588
Antero Resources Corp.*	12,900	818,376
Apache Corp.	127,100	10,922,974
ARC Resources Ltd. (Canada)	59,601	1,659,121
Athlon Energy, Inc.*	34,900	1,055,725
Bill Barrett Corp.*(a)	198,200	5,307,796
Cabot Oil & Gas Corp	215,900	8,368,284
Cimarex Energy Co.	128,794	13,511,778
Concho Resources, Inc.*	127,600	13,780,800
Continental Resources, Inc.*(a)	8,200	922,664

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil & Gas Exploration & Production (continued)
Diamondback Energy, Inc.*	68,700	$3,631,482
Energy XXI Bermuda Ltd.(a)	105,663	2,859,241
EOG Resources, Inc.	37,900	6,361,136
EPL Oil & Gas, Inc.*	49,900	1,422,150
EQT Corp.	152,800	13,718,384
Eurasia Drilling Co. Ltd. (Russia), GDR	78,860	3,551,854
Kelt Exploration Ltd. (Canada)*	45,300	400,866
Laredo Petroleum Holdings, Inc.*	122,800	3,400,332
Magnum Hunter Resources Corp.*	141,400	1,033,634
Matador Resources Co.*	155,400	2,896,656
Noble Energy, Inc.	27,700	1,886,647
NovaTek OAO (Russia), GDR, RegS	6,104	835,638
Oasis Petroleum, Inc.*	140,700	6,608,679
Ophir Energy PLC (United Kingdom)*	1,009,600	5,482,759
PDC Energy, Inc.*	33,972	1,807,990
Pioneer Natural Resources Co.	92,700	17,063,289
Range Resources Corp.	169,600	14,298,976
Salamander Energy PLC (United Kingdom)* .	1,274,705	2,362,873
Santos Ltd. (Australia)	391,732	5,133,977
SM Energy Co.	147,200	12,233,792
Talisman Energy, Inc. (Canada)	695,700	8,088,393
Trilogy Energy Corp. (Canada)	63,200	1,642,099
Tullow Oil PLC (United Kingdom)	317,027	4,499,458
WPX Energy, Inc.*(a)	418,433	8,527,664

		202,844,343

Oil & Gas Refining & Marketing — 5.3%
Phillips 66	231,900	17,886,447
Valero Energy Corp.	345,600	17,418,240

		35,304,687

Oil & Gas Storage & Transportation — 0.9%
Spectra Energy Corp.	177,900	6,336,798

Paper Packaging — 0.4%
MeadWestvaco Corp.	70,100	2,588,793

Paper Products — 1.2%
International Paper Co.	140,800	6,903,424
KapStone Paper and Packaging Corp.*	19,100	1,066,926

		7,970,350

Precious Metals & Minerals — 1.5%
Fresnillo PLC (Mexico)	335,770	4,174,963
Petra Diamonds Ltd. (United Kingdom)*	2,893,378	5,683,302

		9,858,265

Specialized REIT’s — 1.5%
Weyerhaeuser Co	307,151	9,696,757

Specialty Chemicals — 4.7%
Celanese Corp. (Class A Stock)	180,300	9,972,393
Ecolab, Inc.	105,000	10,948,350
Flotek Industries, Inc.*	41,800	838,926
NewMarket Corp.(a)	3,400	1,136,110
RPM International, Inc.	168,400	6,990,284
Valspar Corp. (The)	14,700	1,047,963
Victrex PLC (United Kingdom)	13,139	400,898

		31,334,924

Steel — 0.1%
Worthington Industries, Inc.	9,200	387,136

		Value (Note 2)
TOTAL LONG-TERM INVESTMENTS (cost $576,165,326)		$660,314,964

SHORT-TERM INVESTMENT — 6.9%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $46,017,044; includes $42,509,177 of cash collateral received forsecurities on loan)(b)(w)(Note 4)	46,017,044	46,017,044

TOTAL INVESTMENTS — 106.1% (cost $622,182,370)		706,332,008
LIABILITIES IN EXCESS OF OTHER ASSETS — (6.1)%		(40,442,183)

NET ASSETS — 100.0%		$665,889,825

The following abbreviations are used in the Portfolio descriptions:

RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit, U.S. persons, except pursuant to an exemption from, or in a transaction not subjected to, the registration requirements of the Securities Act of 1933.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $41,558,529; cash collateral of $42,509,177 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$579,630,930	$80,684,034	$—
Affiliated Money Market Mutual Fund	46,017,044	—	—

Total	$625,647,974	$80,684,034	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of

December 31, 2013 were as follows:

Oil & Gas Exploration & Production	30.5%
Integrated Oil & Gas	13.5
Affiliated Money Market Mutual Fund (6.4% representsinvestments purchased with collateral from securities onloan)	6.9
Oil & Gas Equipment & Services	6.2
Oil & Gas Refining & Marketing	5.3
Specialty Chemicals	4.7
Industrial Gases	4.5
Diversified Metals & Mining	4.1
Multi-Utilities	3.2
Construction Materials	2.7
Industrial Machinery	2.6
Construction & Engineering	2.3
Metal & Glass Containers	2.3
Electric Utilities	2.2
Precious Metals & Minerals	1.5

Specialized REIT’s	1.5%
Gold	1.5
Independent Power Producers & Energy Traders	1.4
Fertilizers & Agricultural Chemicals	1.3
Agricultural Products	1.2
Heavy Electrical Equipment	1.2
Paper Products	1.2
Oil & Gas Storage & Transportation	0.9
Coal & Consumable Fuels	0.9
Commodity Chemicals	0.9
Aluminum	0.5
Paper Packaging	0.4
Gas Utilities	0.3
Forest Products	0.2
Application Software	0.1
Steel	0.1

106.1
Liabilities in excess of other assets	(6.1)

100.0%

The Portfolio invested in financial instruments during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position

Assets:
Securities on loan	$41,558,529	$—	$—	$41,558,529
Collateral Amount Pledged/(Received):
Securities on loan				(41,558,529)

Net Amount				$—

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $41,558,529:
Unaffiliated investments (cost $576,165,326)	$660,314,964
Affiliated investments (cost $46,017,044)	46,017,044
Foreign currency, at value (cost $358,745)	363,822
Receivable for investments sold	1,797,161
Dividends receivable	341,897
Receivable for fund share sold	285,122
Tax reclaim receivable	231,535
Prepaid expenses	6,824

Total Assets	709,358,369

LIABILITIES:
Payable to broker for collateral for securities on loan	42,509,177
Payable for investments purchased	503,311
Advisory fees payable	298,973
Payable for fund share repurchased	75,107
Accrued expenses and other liabilities	69,991
Distribution fee payable	9,120
Foreign capital gains tax liability accrued	2,448
Affiliated transfer agent fee payable	417

Total Liabilities	43,468,544

NET ASSETS	$665,889,825

Net assets were comprised of:
Paid-in capital	$676,150,366
Retained earnings.	(10,260,541)

Net assets, December 31, 2013	$665,889,825

Net asset value and redemption price per share, $665,889,825 / 29,292,785 outstanding shares of beneficial interest	$22.73

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Unaffiliated dividend income (net of $457,862 foreign withholding tax)	$10,641,217
Affiliated income from securities lending, net	84,352
Affiliated dividend income	19,045

10,744,614

EXPENSES
Advisory fees	6,215,338
Distribution fee (Note 4)	583,698
Custodian and accounting fees	164,000
Shareholder servicing fees and expenses (Note 4)	118,803
Audit fee	24,000
Trustees’ fees	18,000
Legal fees and expenses	12,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Commitment fee on syndicated credit agreement	8,000
Insurance expenses	8,000
Shareholders’ reports	7,000
Loan interest expense (Note 7)	4,023
Miscellaneous	10,789

Total expenses	7,182,651
Less: shareholder servicing fee waiver	(19,644)

Net expenses	7,163,007

NET INVESTMENT INCOME	3,581,607

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	9,077,152
Foreign currency transactions	34,899

9,112,051

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes $(2,448))	81,387,017
Foreign currencies	(822)

81,386,195

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	90,498,246

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$94,079,853

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$3,581,607	$6,483,781
Net realized gain (loss) on investment and foreign currency transactions	9,112,051	(38,824,890)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	81,386,195	46,862,417

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	94,079,853	14,521,308

DISTRIBUTIONS	—	(3,038,951)

FUND SHARE TRANSACTIONS:
Fund share sold [5,031,435 and 17,821,138 shares, respectively]	105,229,400	346,230,761
Fund share issued in reinvestment of distributions [0 and 174,452 shares, respectively]	—	3,038,951
Fund share repurchased [13,817,210 and 11,786,392 shares, respectively]	(283,736,489)	(219,371,067)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(178,507,089)	129,898,645

TOTAL INCREASE (DECREASE) IN NET ASSETS	(84,427,236)	141,381,002
NET ASSETS:
Beginning of year	750,317,061	608,936,059

End of year	$665,889,825	$750,317,061

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST TEMPLETON GLOBAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
LONG-TERM INVESTMENTS — 60.7%
FOREIGN BONDS — 50.7%
Brazil — 4.3%
Brazil Letras do Tesouro Nacional,
Bills
9.558%(s)	04/01/14	BRL	4,970	$2,056,532
9.729%(s)	01/01/15	BRL	229	87,633
11.379%(s)	01/01/16	BRL	7,050	2,392,189
11.559%(s)	01/01/17	BRL	12,880	3,844,570
Brazil Notas do Tesouro Nacional,
Series B, Bonds
6.000%	08/15/18	BRL	850	866,368
6.000%	08/15/20	BRL	1,477	1,449,777
Series B, Notes
6.000%	05/15/15	BRL	893	910,316
6.000%	08/15/22	BRL	3,880	3,874,795
13.611%	08/15/50	BRL	630	581,564
Series F, Notes
9.762%	01/01/21	BRL	2,550	939,004
10.000%	01/01/19	BRL	5,970	2,284,398
10.000%	01/01/23	BRL	7,530	2,690,373
Series F, Sr. Notes
9.762%	01/01/17	BRL	7,300	2,925,046

				24,902,565

Canada — 3.6%
Canadian Government Bond,
Bonds
4.500%	06/01/15	CAD	2,004	1,977,871
Unsec’d. Notes
1.000%	02/01/15	CAD	19,920	18,752,460

				20,730,331

Hungary — 2.2%
Hungary Government Bond,
Bonds
5.500%	12/22/16	HUF	829,590	3,989,405
8.000%	02/12/15	HUF	1,800,000	8,765,207

				12,754,612

Indonesia — 1.1%
Indonesia Treasury Bond,
Sr. Unsec’d. Notes
7.000%	05/15/22	IDR	80,330,000	6,006,598
8.250%	07/15/21	IDR	1,034,000	83,925
11.000%	11/15/20	IDR	409,000	38,112

				6,128,635

Ireland — 7.8%
Ireland Government Bond,
Bonds
5.000%	10/18/20	EUR	14,200	21,957,744
5.400%	03/13/25	EUR	14,200	22,216,934
5.500%	10/18/17	EUR	518	809,906

				44,984,584

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN BONDS (Continued)
Malaysia — 0.5%
Malaysian Government Bond,
Sr. Unsec’d. Notes
3.197%	10/15/15	MYR	240	$73,124
3.434%	08/15/14	MYR	650	199,010
3.741%	02/27/15	MYR	650	199,430
3.835%	08/12/15	MYR	3,600	1,108,068
4.720%	09/30/15	MYR	4,265	1,333,845

				2,913,477

Mexico — 5.0%
Mexican Bonos,
Bonds
6.000%	06/18/15	MXN	112,000	8,853,777
6.250%	06/16/16	MXN	860	69,166
7.250%	12/15/16	MXN	68,042	5,608,570
8.000%	12/17/15	MXN	136,000	11,231,872
Mexican Udibonos,
Bonds, TIPS
2.500%	12/10/20	MXN	7,962	3,120,686

				28,884,071

Poland — 8.7%
Polish Government Bond,
Bonds
4.750%	04/25/17	PLN	1,136	392,197
5.500%	04/25/15	PLN	1,901	651,455
5.750%	04/25/14	PLN	74,600	24,950,163
Unsec’d. Notes
5.500%	04/25/15	PLN	71,000	24,331,046

				50,324,861

South Korea — 13.8%
Korea Monetary Stabilization Bond,
Sr. Unsec’d. Notes
2.470%	04/02/15	KRW	40,217,280	37,992,573
2.740%	02/02/15	KRW	1,982,720	1,879,328
Korea Treasury Bond,
Sr. Unsec’d. Notes
2.750%	12/10/15	KRW	40,000,000	37,872,289
4.000%	09/10/15	KRW	546,030	527,616
4.500%	03/10/15	KRW	1,811,300	1,752,173

				80,023,979

Sweden — 3.7%
Sweden Government Bond,
Bonds
6.750%	05/05/14	SEK	135,000	21,399,426

TOTAL FOREIGN BONDS (cost $291,870,919)				293,046,541

SOVEREIGN ISSUES — 10.0%
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
5.375%	02/21/23		13,300	13,133,750
Iceland Government International Bond (Iceland),
Unsec’d. Notes, RegS
5.875%	05/11/22		967	986,340
Republic of Iceland (Iceland),
Unsec’d. Notes, 144A
5.875%	05/11/22		3,175	3,238,500

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST TEMPLETON GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
SOVEREIGN ISSUES (Continued)
Republic of Serbia (Serbia),
Bonds, 144A
4.875%	02/25/20		5,580	$5,275,890
Sr. Unsec’d. Notes, 144A
7.250%	09/28/21		2,320	2,441,800
Slovenia Government International Bond (Slovenia),
Bonds, 144A
5.850%	05/10/23		3,820	3,877,300
Sr. Unsec’d. Notes, 144A
5.500%	10/26/22		3,290	3,281,775
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes, 144A
7.500%	04/17/23		12,030	10,772,865
7.800%	11/28/22		12,450	11,254,800
9.250%	07/24/17		3,900	3,888,612

TOTAL SOVEREIGN ISSUES (cost $61,371,808)				58,151,632

TOTAL LONG-TERM INVESTMENTS (cost $353,242,727)				351,198,173

SHORT-TERM INVESTMENTS — 36.9%
FOREIGN TREASURY BILLS(n) — 14.1%
Bank Negara Malaysia Monetary Notes (Malaysia)
2.799%	05/15/14	MYR	1,360	410,794
2.799%	06/05/14	MYR	1,800	542,768
2.799%	06/10/14	MYR	6,300	1,898,909
2.799%	06/19/14	MYR	4,500	1,355,364
2.800%	07/03/14	MYR	1,310	394,108
2.829%	03/06/14	MYR	174,550	53,018,810
2.900%	10/28/14	MYR	1,660	494,716
Mexico Cetes (Mexico)
3.600%	03/20/14	MXN	37,020	281,496
Monetary Authority of Singapore (Singapore)
0.310%	02/07/14	SGD	860	681,330
Singapore Treasury Bills (Singapore)
0.196%	05/02/14	SGD	27,450	21,733,626
0.281%	05/16/14	SGD	990	783,748

TOTAL FOREIGN TREASURY BILLS (cost $86,417,871)				81,595,669

	Shares	Value (Note 2)
AFFILIATED MONEY MARKET MUTUAL FUND — 22.8%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $131,688,876)(w)(Note 4)	131,688,876	$131,688,876

TOTAL SHORT-TERM INVESTMENTS (cost $218,106,747)		213,284,545

TOTAL INVESTMENTS — 97.6% (cost $571,349,474)		564,482,718
OTHER ASSETS IN EXCESS OF LIABILITIES(x) — 2.4%		13,861,698

NET ASSETS — 100.0%		$578,344,416

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
TIPS	Treasury Inflation Protected Security
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesia Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(n)	Rate shown reflects yield to maturity at purchase date.

(s)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST TEMPLETON GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Chilean Peso, Expiring 05/09/14	Deutsche Bank	CLP	9,643,200	$19,600,000	$18,095,759	$(1,504,241)
Hungarian Forint, Expiring 05/09/14	Deutsche Bank	HUF	1,419,444	6,269,380	6,523,797	254,417
Indian Rupee, Expiring 02/13/14	JPMorgan Chase	INR	402,975	6,200,041	6,446,169	246,128
Expiring 03/13/14	JPMorgan Chase	INR	402,975	6,445,400	6,404,812	(40,588)
Malaysian Ringgit, Expiring 02/20/14	Hong Kong & Shanghai Bank	MYR	2,640	809,319	803,487	(5,832)
Expiring 06/20/14	Hong Kong & Shanghai Bank	MYR	9,530	2,905,222	2,879,620	(25,602)
Mexican Peso, Expiring 01/10/14	Citigroup Global Markets	MXN	15,720	1,202,269	1,202,935	666
Expiring 03/14/14	Citigroup Global Markets	MXN	3,722	282,779	283,433	654
Expiring 03/24/14	Citigroup Global Markets	MXN	10,872	797,432	827,221	29,789
Expiring 05/09/14	Citigroup Global Markets	MXN	258,602	20,830,000	19,604,545	(1,225,455)
Expiring 06/09/14	Citigroup Global Markets	MXN	11,258	850,595	851,387	792
Expiring 06/10/14	Citigroup Global Markets	MXN	11,245	848,321	850,353	2,032
Expiring 06/12/14	Citigroup Global Markets	MXN	22,868	1,727,770	1,729,014	1,244
Expiring 06/13/14	Citigroup Global Markets	MXN	14,239	1,063,245	1,076,532	13,287
Expiring 06/20/14	Citigroup Global Markets	MXN	8,845	664,498	668,343	3,845
Expiring 07/10/14	Citigroup Global Markets	MXN	15,206	1,145,682	1,147,194	1,512
Expiring 12/16/14	Citigroup Global Markets	MXN	13,668	1,029,900	1,018,134	(11,766)
Expiring 12/18/14	Citigroup Global Markets	MXN	6,553	492,199	488,039	(4,160)
Philippine Peso, Expiring 06/25/14	JPMorgan Chase	PHP	101,500	2,291,714	2,288,788	(2,926)
Expiring 06/26/14	Deutsche Bank	PHP	184,164	4,171,962	4,152,798	(19,164)
Expiring 06/27/14	JPMorgan Chase	PHP	18,000	412,844	405,889	(6,955)
Singapore Dollar, Expiring 05/14/14	JPMorgan Chase	SGD	22,566	18,161,877	17,884,484	(277,393)
Swedish Krona, Expiring 05/12/14	Deutsche Bank	SEK	201,466	30,831,752	31,252,790	421,038

				$129,034,201	$126,885,523	$(2,148,678)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Euro,
Expiring 02/10/14	Goldman Sachs & Co.	EUR	24,160	$31,681,012	$33,236,247	$(1,555,235)
Expiring 05/09/14	Barclays Capital Group	EUR	43,310	56,814,060	59,583,113	(2,769,053)
Expiring 05/09/14	Deutsche Bank	EUR	4,680	6,269,380	6,438,443	(169,063)
Expiring 05/12/14	Deutsche Bank	EUR	23,380	30,831,754	32,164,807	(1,333,053)
Expiring 07/25/14	Deutsche Bank	EUR	1,088	1,439,026	1,497,013	(57,987)
Expiring 07/25/14	Goldman Sachs & Co.	EUR	1,087	1,439,036	1,495,637	(56,601)
Expiring 11/12/14	Citigroup Global Markets	EUR	32,935	43,916,601	45,330,692	(1,414,091)
Expiring 11/17/14	Citigroup Global Markets	EUR	3,015	4,054,331	4,149,870	(95,539)
Japanese Yen,
Expiring 02/10/14	Goldman Sachs & Co.	JPY	3,655,508	37,000,000	34,718,801	2,281,199
Expiring 03/07/14	Barclays Capital Group	JPY	215,933	2,178,001	2,051,124	126,877
Expiring 04/07/14	Deutsche Bank	JPY	1,198,698	12,330,000	11,388,435	941,565
Expiring 06/03/14	Deutsche Bank	JPY	2,546,462	25,250,000	24,202,612	1,047,388
Expiring 06/04/14	JPMorgan Chase	JPY	1,091,053	10,820,000	10,369,882	450,118
Expiring 06/09/14	Citigroup Global Markets	JPY	172,800	1,742,462	1,642,429	100,033
Expiring 06/09/14	Hong Kong & Shanghai Bank	JPY	258,800	2,613,877	2,459,842	154,035
Expiring 06/09/14	JPMorgan Chase	JPY	173,500	1,742,580	1,649,082	93,498
Expiring 06/10/14	Barclays Capital Group	JPY	230,430	2,367,848	2,190,206	177,642
Expiring 06/10/14	Hong Kong & Shanghai Bank	JPY	245,410	2,537,009	2,332,588	204,421
Expiring 06/10/14	JPMorgan Chase	JPY	166,420	1,691,321	1,581,799	109,522

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST TEMPLETON GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Japanese Yen (cont’d.),
Expiring 06/11/14	Deutsche Bank	JPY	81,300	$846,029	$772,751	$73,278
Expiring 06/11/14	JPMorgan Chase	JPY	227,370	2,367,855	2,161,135	206,720
Expiring 06/17/14	JPMorgan Chase	JPY	95,900	1,014,976	911,561	103,415
Expiring 06/20/14	Deutsche Bank	JPY	322,610	3,139,879	3,066,576	73,303
Expiring 07/24/14	Citigroup Global Markets	JPY	133,855	1,345,462	1,272,776	72,686
Expiring 07/24/14	JPMorgan Chase	JPY	206,000	2,067,650	1,958,774	108,876
Expiring 07/25/14	JPMorgan Chase	JPY	71,800	724,338	682,726	41,612
Expiring 12/22/14	Deutsche Bank	JPY	322,050	3,139,853	3,067,130	72,723
Expiring 12/22/14	Hong Kong & Shanghai Bank	JPY	322,540	3,139,809	3,071,797	68,012
Expiring 12/26/14	Barclays Capital Group	JPY	140,390	1,353,874	1,337,098	16,776
Expiring 12/26/14	Citigroup Global Markets	JPY	112,290	1,083,101	1,069,469	13,632
Expiring 12/26/14	Citigroup Global Markets	JPY	106,720	1,028,950	1,016,420	12,530

				$297,970,074	$298,870,835	$(900,761)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Foreign Bonds	$—	$293,046,541	$—
Sovereign Issues	—	58,151,632	—
Foreign Treasury Bills	—	81,595,669	—
Affiliated Money Market Mutual Fund	131,688,876	—	—
Other Financial Instruments*
Foreign Forward Currency Contracts	—	(3,049,439)	—

Total	$131,688,876	$429,744,403	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of

December 31, 2013 were as follows:

Foreign Bonds	50.7%
Affiliated Money Market Mutual Fund	22.8
Foreign Treasury Bills	14.1

Sovereign Issues	10.0%

97.6
Other assets in excess of liabilities	2.4

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are interest rate risk, foreign exchange risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	$7,525,265	Unrealized depreciation on foreign currency forward contracts	$10,574,704

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST TEMPLETON GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(2)	Futures	Forward Currency Contracts(1)	Total
Interest rate contracts	$—	$(271,297)	$—	$(271,297)
Foreign exchange contracts	—	—	(5,133,494)	(5,133,494)
Equity contracts	33,726	—	—	33,726

Total	$33,726	$(271,297)	$(5,133,494)	$(5,371,065)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(3)	Futures	Forward Currency Contracts(4)	Total
Interest rate contracts	$—	$(77,789)	$—	$(77,789)
Foreign exchange contracts	—	—	(1,277,280)	(1,277,280)
Equity contracts	(39,063)	—	—	(39,063)

Total	$(39,063)	$(77,789)	$(1,277,280)	$(1,394,132)

(1)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

Futures Contracts - Long Positions(1)	Futures Contracts - Short Positions(1)	Forward Foreign Currency Exchange Purchase Contracts(2)	Forward Foreign Currency Exchange Sale Contracts(3)
$6,033,706	$12,393,761	$116,376,062	$188,919,634

(1)	Value at Trade Date.

(2)	Value at Settlement Date Payable.

(3)	Value at Settlement Date Receivable.

The Portfolio invested in derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Over-the-counter derivatives*	$7,525,265	$ —	$ —	$7,525,265

Liabilities:
Over-the-counter derivatives*	(10,574,704)	—	—	(10,574,704)

Collateral Amount Pledged/(Received):
Over-the-counter derivatives				2,200,000

Net Amount				$(849,439)

*	Over-the-counter derivatives may consist of forward foreign currency exchange contracts, options contracts and swap agreements. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation) by counterparty, see the Schedule of Investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST TEMPLETON GLOBAL BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value:
Unaffiliated investments (cost $439,660,598)	$432,793,842
Affiliated investments (cost $131,688,876)	131,688,876
Cash	500,000
Foreign currency, at value (cost $3,316,168)	3,356,039
Deposit with broker	2,200,000
Unrealized appreciation on foreign currency forward contracts	7,525,265
Dividends and interest receivable	6,514,645
Receivable for fund share sold	4,738,460
Tax reclaim receivable	1,936
Prepaid expenses	6,620

Total Assets	589,325,683

LIABILITIES:
Unrealized depreciation on foreign currency forward contracts	10,574,704
Payable for fund share repurchased	135,531
Accrued expenses and other liabilities	131,717
Advisory fees payable	131,060
Distribution fee payable	7,838
Affiliated transfer agent fee payable	417

Total Liabilities	10,981,267

NET ASSETS	$578,344,416

Net assets were comprised of:
Paid-in capital	$570,294,991
Retained earnings	8,049,425

Net assets, December 31, 2013	$578,344,416

Net asset value and redemption price per share, $578,344,416 / 53,691,640 outstanding shares of beneficial interest	$10.77

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Interest income	$12,569,754
Affiliated dividend income	128,302
Affiliated income from securities lending, net	2,932
Unaffiliated dividend income	2,840

12,703,828

EXPENSES
Advisory fees	3,964,282
Distribution fee (Note 4)	429,975
Custodian and accounting fees	348,000
Shareholder servicing fees and expenses (Note 4)	73,116
Audit fee	37,000
Legal fees and expenses	24,000
Trustees’ fees	15,000
Transfer agent’s fees and expenses (including expense of $2,600) (Note 4)	10,000
Shareholders’ reports	8,000
Insurance expenses	6,000
Commitment fee on syndicated credit agreement	3,000
Miscellaneous	9,151

Total expenses	4,927,524
Less: advisory fee waivers and/or expense reimbursement	(157,533)
Less: shareholder servicing fee waiver	(5,582)

Net expenses	4,764,409

NET INVESTMENT INCOME	7,939,419

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	24,631,745
Futures transactions	(271,297)
Foreign currency transactions	(20,044,609)

4,315,839

Net change in unrealized appreciation (depreciation) on:
Investments	(28,454,638)
Futures	(77,789)
Foreign currencies	(1,153,269)

(29,685,696)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(25,369,857)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(17,430,438)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$7,939,419	$9,022,465
Net realized gain on investment and foreign currency transactions	4,315,839	1,826,969
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(29,685,696)	11,980,291

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(17,430,438)	22,829,725

DISTRIBUTIONS	—	(19,106,357)

FUND SHARE TRANSACTIONS:
Fund share sold [17,556,145 and 11,999,670 shares, respectively]	187,048,504	133,818,879
Fund share issued in reinvestment of distributions [0 and 1,777,336 shares, respectively]	—	19,106,357
Fund share repurchased [7,133,077 and 6,968,551 shares, respectively]	(75,364,285)	(77,610,574)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	111,684,219	75,314,662

TOTAL INCREASE IN NET ASSETS	94,253,781	79,038,030
NET ASSETS:
Beginning of year	484,090,635	405,052,605

End of year	$578,344,416	$484,090,635

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 88.4%
COMMON STOCKS — 86.2%	Shares	Value (Note 2)
Aerospace & Defense — 2.3%
Boeing Co. (The)	30,070	$4,104,254
Bombardier, Inc. (Canada) (Class B Stock)	221,000	959,106
Cubic Corp.	41,625	2,191,973
DigitalGlobe, Inc.*	30,957	1,273,881
Lockheed Martin Corp.	50,225	7,466,449
Northrop Grumman Corp.	62,721	7,188,454
QinetiQ Group PLC (United Kingdom)	479,594	1,725,118
Rolls-Royce Holdings PLC (United Kingdom)*	94,945	2,008,228
Safran SA (France)	32,152	2,235,488
United Technologies Corp.	118,182	13,449,112

		42,602,063

Air Freight & Logistics — 1.3%
Atlas Air Worldwide Holdings, Inc.*	52,420	2,157,083
FedEx Corp.	33,336	4,792,717
United Parcel Service, Inc. (Class B Stock)	147,230	15,470,928
UTi Worldwide, Inc.	91,775	1,611,569

		24,032,297

Airlines — 0.1%
Spirit Airlines, Inc.*	38,784	1,761,181

Auto Components — 0.7%
Allison Transmission Holdings, Inc.	227,655	6,285,554
Continental AG (Germany)	9,010	1,979,409
Hyundai Mobis Co. Ltd. (South Korea)*	203	56,516
Tenneco, Inc.*	30,650	1,733,871
Toyota Industries Corp. (Japan)	32,200	1,455,587
Xingda International Holdings Ltd. (China)	1,311,000	784,488

		12,295,425

Automobiles — 0.9%
Brilliance China Automotive Holdings Ltd. (China)	886,000	1,447,202
Dongfeng Motor Group Co. Ltd. (China) (Class H Stock)	636,000	998,824
Harley-Davidson, Inc.	85,560	5,924,174
Hyundai Motor Co. (South Korea)	15,506	3,480,581
Isuzu Motors Ltd. (Japan)	852,000	5,313,875

		17,164,656

Beverages — 1.9%
AMBEV SA (Brazil), ADR(a)	229,425	1,686,274
Anheuser-Busch InBev NV (Belgium)	23,598	2,509,332
Anheuser-Busch InBev NV (Belgium), ADR	151,730	16,153,176
C&C Group PLC (Ireland), (CHI-X)	19,446	113,696
C&C Group PLC (Ireland), (XLON)	338,811	1,980,381
Constellation Brands, Inc. (Class A Stock)*	16,800	1,182,384
Diageo PLC (United Kingdom)	213,626	7,079,297
LT Group, Inc. (Philippines)	1,471,800	514,068
Molson Coors Brewing Co. (Class B Stock)	81,046	4,550,733

		35,769,341

Biotechnology — 2.5%
Actelion Ltd. (Switzerland)*	39,113	3,317,596
Alkermes PLC*	16,325	663,775
Amgen, Inc.	51,945	5,930,041
Biogen Idec, Inc.*	24,797	6,936,961
Celgene Corp.*	54,731	9,247,350

COMMON STOCKS (continued)	Shares	Value (Note 2)
Biotechnology (continued)
Gilead Sciences, Inc.*	119,521	$8,982,003
Portola Pharmaceuticals, Inc.*	68,400	1,761,300
Regeneron Pharmaceuticals, Inc.*	12,646	3,480,685
Vertex Pharmaceuticals, Inc.*	70,304	5,223,587

		45,543,298

Building Products — 1.0%
Armstrong World Industries, Inc.*	40,595	2,338,678
China Lesso Group Holdings Ltd. (China)	708,000	494,343
Cie de Saint-Gobain (France)	55,873	3,077,892
Lennox International, Inc.	87,080	7,407,025
Masco Corp.	135,970	3,096,037
Owens Corning*	51,167	2,083,520

		18,497,495

Capital Markets — 3.4%
Ares Capital Corp.	99,295	1,764,472
Artisan Partners Asset Management, Inc. (Class A Stock)	19,900	1,297,281
BlackRock, Inc.	84,781	26,830,643
CETIP SA - Mercados Organizados (Brazil)	69,100	708,793
China Cinda Asset Management Co. Ltd. (China)*	611,000	381,368
Credit Suisse Group AG (Switzerland)*	137,958	4,257,850
EFG International AG (Switzerland)*(a)	142,083	2,030,781
Julius Baer Group Ltd. (Switzerland)*	91,840	4,413,465
LPL Financial Holdings, Inc.	37,720	1,773,972
Nomura Holdings, Inc. (Japan)	449,342	3,472,431
Partners Group Holding AG (Switzerland)	6,629	1,767,882
SEI Investments Co.	135,035	4,689,766
Solar Capital Ltd.	31,173	702,951
T. Rowe Price Group, Inc.	18,820	1,576,551
UBS AG (Switzerland), (CHIX)*	130,100	2,491,071
UBS AG (Switzerland), (NYSE)*	214,706	4,133,091

		62,292,368

Chemicals — 2.0%
Akzo Nobel NV (Netherlands)	70,272	5,449,332
Dow Chemical Co. (The)	124,160	5,512,704
Huabao International Holdings Ltd. (Hong Kong)	2,985,000	1,654,884
Innospec, Inc.	40,275	1,861,511
JSR Corp. (Japan)	132,363	2,565,581
Koppers Holdings, Inc.	31,095	1,422,596
Monsanto Co.	19,750	2,301,863
Praxair, Inc.	73,806	9,596,994
Sensient Technologies Corp.	32,755	1,589,273
Sherwin-Williams Co. (The)	28,494	5,228,649

		37,183,387

Commercial Banks — 5.1%
Alpha Bank A.E. (Greece)*	495,629	430,696
Banco Bilbao Vizcaya Argentaria SA (Spain)	74,364	919,927
Bank of Ireland (Ireland)*	3,621,682	1,262,258
BNP Paribas SA (France)	49,440	3,856,695
BOK Financial Corp.	46,599	3,090,446
Cullen/Frost Bankers, Inc.	12,530	932,608
Erste Group Bank AG (Austria)	101,705	3,545,492
First Midwest Bancorp, Inc.	137,040	2,402,311
First Niagara Financial Group, Inc.	146,610	1,556,998
First Republic Bank	47,070	2,464,115

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Commercial Banks (continued)
Hancock Holding Co.	41,730	$1,530,656
International Bancshares Corp.	97,731	2,579,121
Kasikornbank PCL (Thailand), NVDR	461,600	2,206,464
M&T Bank Corp.(a)	67,330	7,838,559
MB Financial, Inc.	50,850	1,631,777
Mitsubishi UFJ Financial Group, Inc. (Japan)	846,108	5,617,647
Piraeus Bank SA (Greece)*	205,258	433,972
PNC Financial Services Group, Inc. (The)	285,184	22,124,575
Royal Bank of Scotland Group PLC (United Kingdom)*	143,564	808,530
Webster Financial Corp.	92,775	2,892,725
Wells Fargo & Co.	543,045	24,654,243
Westamerica Bancorporation(a)	11,875	670,463

		93,450,278

Commercial Services & Supplies — 1.1%
ACCO Brands Corp.*	404,935	2,721,163
ADT Corp. (The)(a)	77,615	3,141,079
Clean Harbors, Inc.*(a)	85,745	5,141,270
Edenred (France)	81,104	2,715,570
G&K Services, Inc. (Class A Stock)	52,915	3,292,900
United Stationers, Inc.	82,045	3,765,045

		20,777,027

Communications Equipment — 1.7%
Cisco Systems, Inc.	1,175,611	26,392,467
Juniper Networks, Inc.*	84,750	1,912,807
Palo Alto Networks, Inc.*	23,700	1,362,039
QUALCOMM, Inc.	15,765	1,170,551

		30,837,864

Computers & Peripherals — 2.1%
Apple, Inc.	20,734	11,634,055
Diebold, Inc.	71,630	2,364,506
EMC Corp.	669,050	16,826,607
NetApp, Inc.	114,146	4,695,966
SanDisk Corp.(a)	58,204	4,105,710

		39,626,844

Construction & Engineering — 0.5%
Jacobs Engineering Group, Inc.*	77,380	4,874,166
KBR, Inc.	90,800	2,895,612
Vinci SA (France)	35,829	2,355,095

		10,124,873

Construction Materials — 0.2%
BBMG Corp. (China) (Class H Stock)	571,000	498,300
CRH PLC (Ireland)	89,791	2,280,054

		2,778,354

Containers & Packaging — 0.5%
AptarGroup, Inc.	23,045	1,562,681
Crown Holdings, Inc.*	23,500	1,047,395
Greif, Inc. (Class A Stock)	24,000	1,257,600
Rock-Tenn Co. (Class A Stock)	15,233	1,599,617
Silgan Holdings, Inc.	40,135	1,927,283
Smurfit Kappa Group PLC (Ireland)	55,928	1,372,540

		8,767,116

COMMON STOCKS (continued)	Shares	Value (Note 2)
Diversified Consumer Services — 0.5%
Anhanguera Educacional Participacoes SA (Brazil)	338,730	$2,139,272
ITT Educational Services, Inc.*(a)	71,875	2,413,563
Matthews International Corp. (Class A Stock)	57,975	2,470,315
New Oriental Education & Technology Group (China), ADR	57,494	1,811,061

		8,834,211

Diversified Financial Services — 2.2%
Bank of America Corp.	321,730	5,009,336
Berkshire Hathaway, Inc. (Class B Stock)*	26,370	3,126,427
Citigroup, Inc.	14,790	770,707
Element Financial Corp. (Canada)*	26,700	351,895
IntercontinentalExchange Group, Inc.	33,439	7,521,100
JPMorgan Chase & Co.	334,476	19,560,156
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	158,700	975,662
Moody’s Corp.	23,900	1,875,433
Platform Acquisition (United Kingdom)*(g)	91,933	1,287,062

		40,477,778

Diversified Telecommunication Services — 1.0%
Hellenic Telecommunications Organization SA (Greece)*	254,473	3,389,358
Level 3 Communications, Inc.*	29,600	981,832
Nippon Telegraph & Telephone Corp. (Japan)	35,600	1,917,430
Telenor ASA (Norway)	97,643	2,333,043
Verizon Communications, Inc.	213,088	10,471,144

		19,092,807

Electric Utilities — 0.3%
Korea Electric Power Corp. (South Korea)*	10,930	360,975
UNS Energy Corp.	27,950	1,672,807
Westar Energy, Inc.(a)	32,535	1,046,651
Xcel Energy, Inc.	94,800	2,648,712

		5,729,145

Electrical Equipment — 1.3%
Acuity Brands, Inc.(a)	11,375	1,243,515
Eaton Corp. PLC	173,096	13,176,067
Emerson Electric Co.	79,053	5,547,940
Schneider Electric SA (France)	43,004	3,751,749

		23,719,271

Electronic Equipment, Instruments & Components — 0.8%
Belden, Inc.	91,325	6,433,846
Coherent, Inc.*	22,415	1,667,452
Largan Precision Co. Ltd. (Taiwan)	71,160	2,908,501
MTS Systems Corp.	19,645	1,399,706
ScanSource, Inc.*	48,780	2,069,735
WPG Holdings Ltd. (Taiwan)	686,000	790,551

		15,269,791

Energy Equipment & Services — 0.7%
Era Group, Inc.*	52,540	1,621,384
Halliburton Co.	56,600	2,872,450
Patterson-UTI Energy, Inc.	39,543	1,001,229
Schlumberger Ltd.	42,201	3,802,732
SEACOR Holdings, Inc.*(a)	22,740	2,073,888

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Energy Equipment & Services (continued)
Transocean Ltd.(a)	40,952	$2,023,848

		13,395,531

Food & Staples Retailing — 0.8%
Alimentation Couche Tard, Inc. (Canada) (Class B Stock)	11,300	849,747
Casey’s General Stores, Inc.	28,725	2,017,931
CVS Caremark Corp.	11,000	787,270
Fresh Market, Inc. (The)*(a)	37,600	1,522,800
Seven & I Holdings Co. Ltd. (Japan)	58,800	2,341,206
Walgreen Co.	74,133	4,258,199
Whole Foods Market, Inc.	36,530	2,112,530

		13,889,683

Food Products — 1.4%
Green Mountain Coffee Roasters, Inc.*(a)	39,877	3,013,904
Kraft Foods Group, Inc.	230,704	12,439,560
Nutreco NV (Netherlands)	20,704	1,029,498
Post Holdings, Inc.*	26,280	1,294,816
Unilever NV (Peru)	146,635	5,899,126
WhiteWave Foods Co. (Class A Stock)*	88,193	2,023,147

		25,700,051

Gas Utilities — 1.0%
Atmos Energy Corp.	31,680	1,438,906
China Resources Gas Group Ltd. (China)	198,000	690,499
ENN Energy Holdings Ltd. (China)	60,000	444,683
Laclede Group, Inc. (The)	26,305	1,197,930
New Jersey Resources Corp.	14,665	678,110
Snam SpA (Italy)	150,107	839,005
UGI Corp.	301,604	12,504,502
WGL Holdings, Inc.	32,100	1,285,926

		19,079,561

Health Care Equipment & Supplies — 0.8%
DexCom, Inc.*	47,109	1,668,130
HeartWare International, Inc.*	6,870	645,505
Medtronic, Inc.	180,212	10,342,367
Olympus Corp. (Japan)*	30,600	970,532
STERIS Corp.	36,515	1,754,546

		15,381,080

Health Care Providers & Services — 1.2%
Amsurg Corp.*	51,025	2,343,068
Cardinal Health, Inc.	177,382	11,850,891
Catamaran Corp.*	51,590	2,449,493
Envision Healthcare Holdings, Inc.*	7,890	280,253
Laboratory Corp. of America Holdings*(a)	43,955	4,016,168
Team Health Holdings, Inc.*	31,561	1,437,604

		22,377,477

Health Care Technology — 0.1%
Allscripts Healthcare Solutions, Inc.*	111,860	1,729,356

Hotels, Restaurants & Leisure — 1.6%
Accor SA (France)	35,946	1,697,732
Bloomin’ Brands, Inc.*	79,280	1,903,513
Buffalo Wild Wings, Inc.*(a)	8,601	1,266,067
CEC Entertainment, Inc.	69,140	3,061,519
Home Inns & Hotels Management, Inc. (China)*(a)	19,800	864,072
Life Time Fitness, Inc.*(a)	27,860	1,309,420

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hotels, Restaurants & Leisure (continued)
McDonald’s Corp.	94,534	$9,172,634
Melco Crown Entertainment Ltd. (Hong Kong), ADR*	61,324	2,405,127
OPAP SA (Greece)	79,901	1,063,900
Panera Bread Co. (Class A Stock)*(a)	12,438	2,197,670
Wyndham Worldwide Corp.	25,240	1,859,936
Wynn Macau Ltd. (Macau)	645,676	2,935,011

		29,736,601

Household Durables — 1.0%
De’longhi SpA (Italy)	28,918	471,214
Helen of Troy Ltd.*	34,350	1,700,669
Lennar Corp. (Class A Stock)(a)	38,166	1,509,847
NVR, Inc.*	7,440	7,633,514
Persimmon PLC (United Kingdom)*	64,848	1,333,230
Pulte Group, Inc.	186,700	3,803,079
Whirlpool Corp.	14,540	2,280,744

		18,732,297

Independent Power Producers & Energy Traders — 0.1%
China Longyuan Power Group Corp. (China) (Class H Stock)	329,000	424,296
Huadian Fuxin Energy Corp. Ltd. (China)	726,000	287,984
NTPC Ltd. (India)	508,709	1,127,973

		1,840,253

Industrial Conglomerates — 1.2%
3M Co.	39,425	5,529,356
Carlisle Cos., Inc.	41,695	3,310,583
Danaher Corp.	53,743	4,148,960
General Electric Co.	23,000	644,690
Nava Bharat Ventures Ltd. (India)*	236,602	650,894
Rheinmetall AG (Germany)	13,764	849,167
Shanghai Industrial Holdings Ltd. (China)	318,000	1,165,509
Siemens AG (Germany)	27,965	3,834,537
Siemens AG (Germany), ADR	14,855	2,057,566

		22,191,262

Insurance — 3.7%
ACE Ltd.	101,559	10,514,403
AIA Group Ltd. (Hong Kong)	770,481	3,878,207
Alleghany Corp.*	14,930	5,971,403
American International Group, Inc.	76,090	3,884,395
Assured Guaranty Ltd.	69,565	1,641,038
China Pacific Insurance Group Co. Ltd. (China) (Class H Stock)	119,000	468,129
Delta Lloyd NV (Netherlands)	96,820	2,404,422
Direct Line Insurance Group PLC (United Kingdom)	135,438	559,802
Fairfax Financial Holdings Ltd. (Canada)	5,830	2,327,664
Markel Corp.*	9,549	5,541,762
Marsh & McLennan Cos., Inc.	223,071	10,787,714
Platinum Underwriters Holdings Ltd.	24,375	1,493,700
Primerica, Inc.	57,935	2,485,991
Reinsurance Group of America, Inc.	35,610	2,756,570
Swiss Re AG (Switzerland)*	23,767	2,191,043
T&D Holdings, Inc. (Japan)	103,500	1,448,647
Tokio Marine Holdings, Inc. (Japan)	120,365	4,028,579
White Mountains Insurance Group Ltd.	2,590	1,561,977

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance (continued)
XL Group PLC (Ireland)	146,845	$4,675,545

		68,620,991

Internet & Catalog Retail — 1.3%
Amazon.com, Inc.*	10,083	4,021,000
HomeAway, Inc.*(a)	58,426	2,388,455
Hyundai Home Shopping Network Corp. (South Korea)	12,180	2,149,728
Netflix, Inc.*	6,269	2,308,058
priceline.com, Inc.*	6,554	7,618,370
Rakuten, Inc. (Japan)	63,300	944,653
Start Today Co. Ltd. (Japan)	52,623	1,308,498
TripAdvisor, Inc.*(a)	35,713	2,958,108

		23,696,870

Internet Software & Services — 3.0%
21Vianet Group, Inc. (China), ADR*	22,900	538,608
Akamai Technologies, Inc.*(a)	61,330	2,893,549
Angie’s List, Inc.*(a)	70,430	1,067,015
Daum Communications Corp. (South Korea)	18,918	1,507,060
Demandware, Inc.*	15,699	1,006,620
Dena Co. Ltd. (Japan)(a)	82,031	1,729,250
eBay, Inc.*	109,711	6,022,037
Facebook, Inc. (Class A Stock)*	117,109	6,401,178
Google, Inc. (Class A Stock)*	13,513	15,144,154
IAC/InterActiveCorp.	49,838	3,423,372
LinkedIn Corp. (Class A Stock)*	18,048	3,913,348
NetEase, Inc. (China), ADR	11,515	905,079
OpenTable, Inc.*	15,342	1,217,694
Trulia, Inc.*(a)	35,136	1,239,247
Twitter, Inc.*(a)	5,678	361,405
Yahoo!, Inc.*	189,659	7,669,810
Zillow, Inc. (Class A Stock)*(a)	10,599	866,256

		55,905,682

IT Services — 1.0%
Accenture PLC (Class A Stock)	21,860	1,797,329
Automatic Data Processing, Inc.	58,159	4,699,829
Cognizant Technology Solutions Corp. (Class A Stock)*	53,871	5,439,894
Forrester Research, Inc.	58,200	2,226,732
MAXIMUS, Inc.	35,105	1,544,269
Visa, Inc. (Class A Stock)	8,481	1,888,549

		17,596,602

Leisure Equipment & Products — 0.5%
Mattel, Inc.	201,644	9,594,221

Life Sciences Tools & Services — 0.4%
Charles River Laboratories International, Inc.*	71,525	3,793,686
Covance, Inc.*	23,030	2,028,022
ICON PLC (Ireland)*	53,635	2,167,390

		7,989,098

Machinery — 2.1%
Albany International Corp. (Class A Stock)	81,565	2,930,630
ESCO Technologies, Inc.	51,970	1,780,492
Flowserve Corp.	15,440	1,217,135
IDEX Corp.	38,920	2,874,242
Luxfer Holdings PLC (United Kingdom), ADR	15,000	312,900

COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery (continued)
Mueller Industries, Inc.	50,130	$3,158,691
OKUMA Corp. (Japan)	175,340	1,936,412
PACCAR, Inc.	90,455	5,352,222
Pall Corp.	56,962	4,861,707
Parker Hannifin Corp.	35,029	4,506,131
SMC Corp. (Japan)	12,882	3,251,269
Stanley Black & Decker, Inc.	42,568	3,434,812
Vallourec SA (France)	25,753	1,404,991
WABCO Holdings, Inc.*	12,607	1,177,620

		38,199,254

Media — 2.1%
Airmedia Group, Inc. (China), ADR*	85,900	175,236
DreamWorks Animation SKG, Inc. (Class A Stock)*	7,695	273,173
Imax Corp. (Canada)*(a)	37,500	1,105,500
Interpublic Group of Cos., Inc. (The)	133,700	2,366,490
Omnicom Group, Inc.	130,843	9,730,794
ProSiebenSat.1 Media AG (Germany)	85,993	4,270,076
Publicis Groupe SA (France)	39,030	3,576,149
Time Warner Cable, Inc.	19,400	2,628,700
Walt Disney Co. (The)	46,995	3,590,418
Wolters Kluwer NV (Netherlands)	71,944	2,054,323
WPP PLC (United Kingdom)	362,857	8,310,899

		38,081,758

Metals & Mining — 0.1%
Barrick Gold Corp. (Canada)	64,380	1,135,019
Monnet Ispat & Energy Ltd. (India)	91,713	222,331

		1,357,350

Multiline Retail — 0.7%
Dollarama, Inc. (Canada)	29,789	2,473,700
Fred’s, Inc. (Class A Stock)	141,480	2,620,210
Golden Eagle Retail Group Ltd. (China)	295,000	390,533
Intime Retail Group Co. Ltd. (China)	1,705,500	1,777,938
Maoye International Holdings Ltd. (China)	4,123,000	741,018
Marks & Spencer Group PLC (United Kingdom)	301,097	2,162,155
Ryohin Keikaku Co. Ltd. (Japan)	26,845	2,903,622

		13,069,176

Multi-Utilities — 0.1%
National Grid PLC (United Kingdom)	159,386	2,084,653

Office Electronics — 0.1%
Zebra Technologies Corp. (Class A Stock)*	31,070	1,680,266

Oil, Gas & Consumable Fuels — 5.3%
Anadarko Petroleum Corp.	101,294	8,034,640
BG Group PLC (United Kingdom)	647,455	13,932,240
BP PLC (United Kingdom)	521,496	4,226,284
BP PLC (United Kingdom), ADR	146,890	7,140,323
Cabot Oil & Gas Corp.	14,000	542,640
Canadian Natural Resources Ltd. (Canada)	27,530	931,446
Chesapeake Energy Corp.(a)	37,810	1,026,163
Chevron Corp.	101,077	12,625,528
Cobalt International Energy, Inc.*	58,410	960,845
Diamondback Energy, Inc.*	31,404	1,660,015
EOG Resources, Inc.	23,654	3,970,087
Exxon Mobil Corp.	95,953	9,710,444
INPEX Corp. (Japan)	26,100	334,763

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum Corp.	45,385	$4,316,113
PetroChina Co. Ltd. (China) (Class H Stock)	532,000	583,892
Pioneer Natural Resources Co.	10,367	1,908,254
Range Resources Corp.	40,010	3,373,243
Scorpio Tankers, Inc.	309,400	3,647,826
Southwestern Energy Co.*	103,280	4,062,002
Statoil ASA (Norway)	64,206	1,561,266
Suncor Energy, Inc. (Canada)	206,220	7,228,011
Valero Energy Corp.	67,764	3,415,306
Whiting Petroleum Corp.*	17,395	1,076,229
Williams Cos., Inc. (The)	22,000	848,540
YPF SA (Argentina), ADR	29,000	955,840

		98,071,940

Paper & Forest Products — 0.6%
Deltic Timber Corp.	32,325	2,196,161
International Paper Co.	142,835	7,003,200
KapStone Paper and Packaging Corp.*	20,850	1,164,681
Louisiana-Pacific Corp.*(a)	78,000	1,443,780

		11,807,822

Personal Products — 0.1%
Coty, Inc.(a)	93,335	1,423,359

Pharmaceuticals — 6.1%
Actavis PLC*	15,787	2,652,216
AstraZeneca PLC (United Kingdom)	126,492	7,504,423
AstraZeneca PLC (United Kingdom), ADR	151,135	8,972,885
Bristol-Myers Squibb Co.	192,003	10,204,959
Daiichi Sankyo Co. Ltd. (Japan)	333,110	6,090,904
Eisai Co. Ltd. (Japan)	28,600	1,108,452
Eli Lilly & Co.	80,767	4,119,117
Forest Laboratories, Inc.*	22,800	1,368,684
Johnson & Johnson	178,482	16,347,166
Merck & Co., Inc.	516,290	25,840,315
Roche Holding AG (Switzerland)	82,563	23,128,066
Salix Pharmaceuticals Ltd.*	17,890	1,609,027
Shionogi & Co. Ltd. (Japan)	57,700	1,252,648
UCB SA (Belgium)	28,893	2,152,586

		112,351,448

Professional Services — 0.3%
IHS, Inc. (Class A Stock)*	16,580	1,984,626
Nielsen Holdings NV	58,444	2,681,995

		4,666,621

Real Estate Investment Trusts (REITs) — 0.6%
Campus Crest Communities, Inc.(a)	163,060	1,534,395
Corrections Corp. of America(a)	54,054	1,733,512
DiamondRock Hospitality Co.(a)	107,870	1,245,899
Education Realty Trust, Inc.	158,320	1,396,382
Host Hotels & Resorts, Inc.(a)	112,367	2,184,414
Mid-America Apartment Communities, Inc.	25,525	1,550,389
Summit Hotel Properties, Inc.	147,901	1,331,109

		10,976,100

Real Estate Management & Development — 0.1%
Realogy Holdings Corp.*	25,670	1,269,895

Road & Rail — 0.3%
Canadian National Railway Co. (Canada)	44,460	2,534,712

COMMON STOCKS (continued)	Shares	Value (Note 2)
Road & Rail (continued)
Hertz Global Holdings, Inc.*	74,310	$2,126,752

		4,661,464

Semiconductors & Semiconductor Equipment — 1.9%
Altera Corp.	122,347	3,979,948
Analog Devices, Inc.	168,512	8,582,316
Intel Corp.	369,285	9,586,639
Maxim Integrated Products, Inc.	153,525	4,284,883
Micrel, Inc.	46,050	454,513
NXP Semiconductors NV (Netherlands)*	78,620	3,611,017
Samsung Electronics Co. Ltd. (South Korea)	1,190	1,550,626
SunEdison, Inc.*	15,600	203,580
Wolfson Microelectronics PLC (United Kingdom)*	196,878	478,437
Xilinx, Inc.	66,378	3,048,078

		35,780,037

Software — 5.6%
Activision Blizzard, Inc.	264,640	4,718,531
Adobe Systems, Inc.*	58,400	3,496,992
ANSYS, Inc.*	18,665	1,627,588
Autodesk, Inc.*	114,908	5,783,320
Cadence Design Systems, Inc.*(a)	153,885	2,157,468
Check Point Software Technologies Ltd. (Israel)*(a)	63,679	4,108,569
Comverse, Inc.*	99,580	3,863,704
Concur Technologies, Inc.*(a)	26,370	2,720,857
FactSet Research Systems, Inc.	16,785	1,822,515
FleetMatics Group PLC*	31,969	1,382,659
MICROS Systems, Inc.*(a)	52,475	3,010,491
Microsoft Corp.	892,597	33,409,906
NetSuite, Inc.*	287	29,567
Open Text Corp. (Canada)	27,754	2,552,258
Oracle Corp.	463,931	17,750,000
Salesforce.com, Inc.*	41,181	2,272,779
ServiceNow, Inc.*	17,140	960,011
Symantec Corp.	269,210	6,347,972
Tableau Software, Inc. (Class A Stock)*	10,448	720,181
TiVo, Inc.*	37,400	490,688
Verint Systems, Inc.*	99,106	4,255,612

		103,481,668

Specialty Retail — 4.0%
Advance Auto Parts, Inc.	138,825	15,365,151
Ascena Retail Group, Inc.*	135,895	2,875,538
CarMax, Inc.*(a)	16,110	757,492
Cato Corp. (The) (Class A Stock)	97,260	3,092,868
Dick’s Sporting Goods, Inc.	45,890	2,666,209
Home Depot, Inc. (The)	120,655	9,934,733
Kingfisher PLC (United Kingdom)	348,410	2,224,275
Lowe’s Cos., Inc.	408,206	20,226,607
Lumber Liquidators Holdings, Inc.*(a)	19,258	1,981,456
Pier 1 Imports, Inc.(a)	70,080	1,617,446
Rent-A-Center, Inc.	48,000	1,600,320
Restoration Hardware Holdings, Inc.*(a)	20,895	1,406,233
Ross Stores, Inc.	22,716	1,702,110
Stage Stores, Inc.(a)	95,145	2,114,122
Tiffany & Co	18,920	1,755,398
TJX Cos., Inc. (The)	53,411	3,403,883

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Specialty Retail (continued)
Urban Outfitters, Inc.*	17,660	$655,186

		73,379,027

Textiles, Apparel & Luxury Goods — 1.1%
China Dongxiang Group Co. (China)	2,645,000	451,478
Coach, Inc.	12,850	721,271
Lululemon Athletica, Inc. (Canada)*(a)	90,004	5,312,936
Michael Kors Holdings Ltd.*	32,327	2,624,629
PVH Corp.	42,620	5,797,172
Ralph Lauren Corp.	18,793	3,318,280
Samsonite International SA (Hong Kong)	607,500	1,848,910

		20,074,676

Thrifts & Mortgage Finance — 0.1%
Northwest Bancshares, Inc.	157,180	2,323,120

Tobacco — 0.6%
British American Tobacco PLC (United Kingdom)	57,511	3,086,867
Japan Tobacco, Inc. (Japan)	15,800	514,112
Philip Morris International, Inc.	87,019	7,581,965

		11,182,944

Trading Companies & Distributors — 0.7%
GATX Corp.	49,620	2,588,675
HD Supply Holdings, Inc.*	84,460	2,027,885
MSC Industrial Direct Co., Inc. (Class A Stock)	70,400	5,693,248
WESCO International, Inc.*(a)	21,553	1,962,832

		12,272,640

Transportation Infrastructure — 0.1%
Groupe Eurotunnel SA (France)	135,184	1,421,231

Water Utilities
Guangdong Investment Ltd. (China)	850,000	831,554

Wireless Telecommunication Services — 0.3%
KDDI Corp. (Japan)	76,500	4,713,568

TOTAL COMMON STOCKS (cost $1,320,438,663)		1,589,245,057

EXCHANGE TRADED FUNDS — 2.2%
iShares MSCI EAFE ETF	290,484	19,479,857
SPDR S&P 500 ETF Trust	110,807	20,462,729

TOTAL EXCHANGE TRADED FUNDS (cost $32,458,980)		39,942,586

PREFERRED STOCK
Aerospace & Defense
Rolls-Royce Holdings PLC (United Kingdom), (PRFC C)*(g) (cost $11,108)	6,851,448	11,346

	Units
RIGHTS*
Commercial Banks
Alpha Bank A.E. (Greece), expiring 12/20/17 (cost $1,030)	68,287	105,216

WARRANTS*	Units	Value (Note 2)
Diversified Financial Services
Platform Acquisition (United Kingdom), expiring 07/30/20(g) (cost $394)	39,401	$32,834

TOTAL LONG-TERM INVESTMENTS (cost $1,352,910,175)		1,629,337,039

	Shares
SHORT-TERM INVESTMENTS — 16.5%
AFFILIATED MONEY MARKET MUTUAL FUND — 16.1%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $296,774,526; includes $76,240,701 of cash collateral for securities on loan)(b)(w)(Note 4)	296,774,526	296,774,526

	Notional Amount (000)#
OPTIONS PURCHASED* — 0.4%
Put Options
Cognizant Technology Solutions, expiring 01/18/14, Strike Price $70.00	16	397
S&P 500 Index, expiring 06/21/14, Strike Price $1,400.00	720	4,176,000
expiring 06/21/14, Strike Price $1,500.00	250	2,400,000

TOTAL OPTIONS PURCHASED (cost $75,812,477)		6,576,397

TOTAL SHORT-TERM INVESTMENTS (cost $372,587,003)		303,350,923

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 104.9% (cost $1,725,497,178)		1,932,687,962

OPTIONS WRITTEN* — (1.2)%
Call Options
S&P 500 Index, expiring 06/21/14, Strike Price $1,850.00 (premiums received $6,068,457)	380	(22,192,000)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 103.7% (cost $1,719,428,721)		1,910,495,962
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (3.7)%		(67,313,591)

NET ASSETS — 100.0%		$1,843,182,371

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depositary Receipt
CHI-X	European Equity Exchange
EAFE	Europe, Australasia, Far East
ETF	Exchange Traded Fund
MSCI	Morgan Stanley Capital International
NVDR	Non-Voting Depositary Receipt
NYSE	New York Stock Exchange
PRFC	Preference Shares
SPDR	Standard & Poor’s Depositary Receipts
XLON	London Stock Exchange

*	Non-income producing security.

#	Notional amount is shown in U.S. dollars unless otherwise stated.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $74,468,301; cash collateral of $76,240,701 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(g)	Indicates a security that has been deemed illiquid.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation(1)
Long Position:
940	S&P 500 E-Mini	Mar. 2014	$83,117,150	$86,531,700	$3,414,550

(1)	Cash of $3,854,000 has been segregated to cover requirements for open futures contracts as of December 31, 2013.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,323,781,019	$265,464,038	$—
Exchange Traded Funds	39,942,586	—	—
Preferred Stock	—	11,346	—
Rights	105,216	—	—
Warrants	—	32,834	—
Affiliated Money Market Mutual Fund	296,774,526	—	—
Options Purchased	6,576,000	—	397
Options Written	(22,192,000)	—	—
Other Financial Instruments*
Futures	3,414,550	—	—

Total	$1,648,401,897	$265,508,218	$397

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

Affiliated Money Market Mutual Fund (4.1% represents investments purchased with collateral from securities onloan)	16.1%
Pharmaceuticals	6.1
Software	5.6
Oil, Gas & Consumable Fuels	5.3
Commercial Banks	5.1
Specialty Retail	4.0
Insurance	3.7
Capital Markets	3.4
Internet Software & Services	3.0
Biotechnology	2.5
Aerospace & Defense	2.3
Diversified Financial Services	2.2
Exchange Traded Funds	2.2
Computers & Peripherals	2.1
Machinery	2.1
Media	2.1
Chemicals	2.0
Semiconductors & Semiconductor Equipment	1.9
Beverages	1.9
Communications Equipment	1.7
Hotels, Restaurants & Leisure	1.6
Food Products	1.4
Air Freight & Logistics	1.3
Electrical Equipment	1.3
Internet & Catalog Retail	1.3
Health Care Providers & Services	1.2
Industrial Conglomerates	1.2
Commercial Services & Supplies	1.1
Textiles, Apparel & Luxury Goods	1.1
Diversified Telecommunication Services	1.0
Gas Utilities	1.0
Household Durables	1.0
Building Products	1.0

IT Services	1.0%
Automobiles	0.9
Health Care Equipment & Supplies	0.8
Electronic Equipment, Instruments & Components	0.8
Food & Staples Retailing	0.8
Energy Equipment & Services	0.7
Multiline Retail	0.7
Auto Components	0.7
Trading Companies & Distributors	0.7
Paper & Forest Products	0.6
Tobacco	0.6
Real Estate Investment Trusts (REITs)	0.6
Construction & Engineering	0.5
Leisure Equipment & Products	0.5
Diversified Consumer Services	0.5
Containers & Packaging	0.5
Life Sciences Tools & Services	0.4
Put Options	0.4
Electric Utilities	0.3
Wireless Telecommunication Services	0.3
Professional Services	0.3
Road & Rail	0.3
Construction Materials	0.2
Thrifts & Mortgage Finance	0.1
Multi-Utilities	0.1
Independent Power Producers & Energy Traders	0.1
Airlines	0.1
Health Care Technology	0.1
Office Electronics	0.1
Personal Products	0.1
Transportation Infrastructure	0.1
Metals & Mining	0.1
Real Estate Management & Development	0.1

104.9
Options Written	(1.2)
Liabilities in excess of other assets	(3.7)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange contracts and equity risk.

The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from broker-variation margin	$3,414,550	*	—	$—
Equity contracts	Unaffiliated investments	6,714,447		Written options outstanding, at value	22,192,000

Total		$10,128,997			$22,192,000

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Purchased Options(1)	Written Options	Futures	Forward Currency Contracts(2)	Total
Foreign exchange contracts	$—	$—	$—	$—	$3,913	$3,913
Equity contracts	5,975	(54,508,193)	44,008,096	2,966,967	—	(7,527,155)

Total	$5,975	$(54,508,193)	$44,008,096	$2,966,967	$3,913	$(7,523,242)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(3)	Warrants(3)	Purchased Options(3)	Written Options	Futures	Forward Currency Contracts(4)	Total
Foreign exchange contracts	$—	$—	$—	$—	$—	$(900)	$(900)
Equity contracts	104,732	32,440	(32,910,811)	(44,312,750)	3,414,550	—	(73,671,839)

Total	$104,732	$32,440	$(32,910,811)	$(44,312,750)	$3,414,550	$(900)	$(73,672,739)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2013, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options(1)	Written Options(2)	Futures Contracts - Long Positions(3)	Forward Foreign Currency Exchange Sale Contracts(4)
$67,970,689	$32,687,225	$22,552,550	$15,596

(1)	Cost.

(2)	Premium Received.

(3)	Value at Trade Date.

(4)	Value at Settlement Date Receivable

The Portfolio invested in financial instruments and derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument and derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$74,468,301	$—	$—	$74,468,301
Exchange-traded and cleared derivatives	6,877,197	(6,576,397)	—	300,800

				74,769,101

Liabilities:
Exchange-traded and cleared derivatives	(22,192,000)	—	—	(22,192,000)

Collateral Amount Pledged/(Received):
Securities on loan				(74,468,301)
Exchange-traded and cleared derivatives				—

Net Amount				$(21,891,200)

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $74,468,301:
Unaffiliated investments (cost $1,428,722,652)	$1,635,913,436
Affiliated investments (cost $296,774,526)	296,774,526
Cash	10,749
Foreign currency, at value (cost $17,393)	17,361
Deposit with broker	3,854,000
Receivable for investments sold	4,223,723
Receivable for fund share sold	2,351,732
Dividends receivable	1,546,762
Tax reclaim receivable	419,618
Due from broker-variation margin	300,800
Prepaid expenses	10,685

Total Assets	1,945,423,392

LIABILITIES:
Payable to broker for collateral for securities on loan	76,240,701
Written options outstanding, at value (premiums received $6,068,457)	22,192,000
Payable for investments purchased	2,923,277
Advisory fees payable	712,074
Accrued expenses and other liabilities	147,021
Distribution fee payable	25,228
Affiliated transfer agent fee payable	417
Deferred trustees’ fees	296
Payable for fund share repurchased	7

Total Liabilities	102,241,021

NET ASSETS	$1,843,182,371

Net assets were comprised of:
Paid-in capital	$1,583,855,405
Retained earnings	259,326,966

Net assets, December 31, 2013	$1,843,182,371

Net asset value and redemption price per share, $1,843,182,371 / 153,723,412 outstanding shares of beneficial interest	$11.99

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Unaffiliated dividend income (net of $471,027 foreign withholding tax)	$22,420,888
Affiliated income from securities lending, net	272,266
Affiliated dividend income	186,962

22,880,116

EXPENSES
Advisory fees	13,057,092
Distribution fee (Note 4)	1,184,516
Custodian and accounting fees	417,000
Shareholder servicing fees and expenses (Note 4)	155,410
Audit fee	26,000
Trustees’ fees	21,000
Insurance expenses	13,000
Legal fees and expenses	12,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Shareholders’ reports	7,000
Commitment fee on syndicated credit agreement	3,000
Miscellaneous	47,257

Total expenses	14,952,275
Less: advisory fee waivers and/or expense reimbursement	(1,904,337)
Less: shareholder servicing fee waiver	(34,287)

Net expenses	13,013,651

NET INVESTMENT INCOME	9,866,465

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	39,122,927
Futures transactions	2,966,967
Options written transactions	44,008,096
Foreign currency transactions	(64,819)

86,033,171

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes $295)	194,218,278
Futures	3,414,550
Options written	(44,312,750)
Foreign currencies	15,716

153,335,794

NET GAIN ON INVESTMENTS	239,368,965

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$249,235,430

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$9,866,465	$9,156,128
Net realized gain (loss) on investment and foreign currency transactions	86,033,171	(4,332,759)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	153,335,794	67,015,789

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	249,235,430	71,839,158

DISTRIBUTIONS	—	(2,127,143)

FUND SHARE TRANSACTIONS:
Fund share sold [63,137,285 and 48,100,406 shares, respectively]	698,906,609	462,360,858
Fund share issued in reinvestment of distributions [0 and 228,971 shares, respectively]	—	2,127,143
Fund share repurchased [7,057,648 and 11,578,952 shares, respectively]	(76,694,584)	(110,141,184)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	622,212,025	354,346,817

TOTAL INCREASE IN NET ASSETS	871,447,455	424,058,832
NET ASSETS:
Beginning of year	971,734,916	547,676,084

End of year	$1,843,182,371	$971,734,916

SEE NOTES TO FINANCIAL STATEMENTS.

A192

NOTES TO THE FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	General

Advanced Series Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at December 31, 2013 consisted of 78 separate Portfolios (“Portfolio” or “Portfolios”). The information presented in these financial statements pertains to the 32 Portfolios listed below together with their investment objectives.

Shares of each Portfolio may only be purchased by separate accounts of Participating Insurance Companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies (“Contractholders”). These separate accounts place orders to purchase and redeem shares of the Trust primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies.

The Portfolios of the Trust have the following investment objectives:

AST AQR Emerging Markets Equity Portfolio (“AQR Emerging Markets Equity”): Long-term capital appreciation.

AST BlackRock iShares ETF Portfolio (“BlackRock iShares ETF”): Maximize total return with a moderate level of risk.

AST Cohen & Steers Realty Portfolio (“Cohen & Steers Realty”): Maximize total return through investment in real estate securities.

AST Federated Aggressive Growth Portfolio (“Federated Aggressive Growth”): Capital growth.

AST Goldman Sachs Concentrated Growth Portfolio (“Goldman Sachs Concentrated Growth”): Long-term growth of capital.

AST Goldman Sachs Large-Cap Value Portfolio (“Goldman Sachs Large-Cap Value”): Long-term growth of capital.

AST Goldman Sachs Mid-Cap Growth Portfolio (“Goldman Sachs Mid-Cap Growth”): Long-term growth of capital.

AST Goldman Sachs Small-Cap Value Portfolio (“Goldman Sachs Small-Cap Value”): Long-term capital appreciation.

AST Herndon Large-Cap Value Portfolio (“Herndon Large-Cap Value”) formerly known as AST BlackRock Value Portfolio: Maximum growth of capital.

AST International Growth Portfolio (“International Growth”): Long-term growth of capital.

AST International Value Portfolio (“International Value”): Capital growth.

AST J.P. Morgan International Equity Portfolio (“J.P. Morgan International Equity”): Capital growth.

AST Jennison Large-Cap Growth Portfolio (“Jennison Large-Cap Growth”): Long-term growth of capital.

AST Jennison Large-Cap Value Portfolio (“Jennison Large-Cap Value”): Capital appreciation.

AST Large-Cap Value Portfolio (“Large-Cap Value”): Current income and long-term growth of income, as well as capital appreciation.

AST Loomis Sayles Large-Cap Growth Portfolio (“Loomis Sayles Large-Cap Growth”) formerly known as AST Marsico Capital Growth Portfolio: Long-term capital growth.

AST MFS Global Equity Portfolio (“MFS Global Equity”): Capital growth.

AST MFS Growth Portfolio (“MFS Growth”): Long-term growth of capital and future, rather than current, income.

AST MFS Large-Cap Value Portfolio (“MFS Large-Cap Value”): Capital appreciation.

AST Mid-Cap Value Portfolio (“Mid-Cap Value”): Capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued.

AST Neuberger Berman Mid-Cap Growth Portfolio (“Neuberger Berman Mid-Cap Growth”): Capital growth.

B1

AST Neuberger Berman/LSV Mid-Cap Value Portfolio (“Neuberger Berman/LSV Mid-Cap Value”): Capital growth.

AST Parametric Emerging Markets Equity Portfolio (“Parametric Emerging Markets Equity”): Long-term capital appreciation.

AST QMA Emerging Markets Equity Portfolio (“QMA Emerging Markets Equity”): Long-term capital appreciation.

AST QMA Large-Cap Portfolio (“QMA Large-Cap”): Long-term capital appreciation.

AST Small-Cap Growth Portfolio (“Small-Cap Growth”): Long-term capital growth.

AST Small-Cap Value Portfolio (“Small-Cap Value”): Long-term capital growth by investing primarily in small capitalization stocks that appear to be undervalued.

AST T. Rowe Price Equity Income Portfolio (“T. Rowe Price Equity Income”): Provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

AST T. Rowe Price Large-Cap Growth Portfolio (“T. Rowe Price Large-Cap Growth”): Long-term capital growth by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

AST T. Rowe Price Natural Resources Portfolio (“T. Rowe Price Natural Resources”): Long-term capital growth by investing primarily in common stocks of companies that own or develop natural resources (such as energy products, precious metals and forest products) and other basic commodities.

AST Templeton Global Bond Portfolio (“Templeton Global Bond”), formerly known as AST T.Rowe Price Global Bond Portfolio: Current income with capital appreciation and growth of income.

AST Wellington Management Hedged Equity Portfolio (“Wellington Management Hedged Equity”): To outperform a mix of 50% Russell 3000 Index, 20% MSCI EAFE Index, and 30% Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in Wellington Management’s equity investment strategies.

2.	Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Security Valuation: Each Portfolio holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and Prudential Investments LLC (“PI”), the co-managers of the Trust (together the “Investment Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how each Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Schedule of Investments.

Common stocks, exchange-traded funds, and derivative instruments that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using

B2

such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Portfolio securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Valuation Committee. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, each Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated each business day into U.S. dollars based on current exchange rates. Purchases and sales of Portfolio securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains and losses include gains and losses resulting from sales and maturities of foreign currencies and foreign currency contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than Portfolio securities as a result of changes in exchange rates.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios, as defined in the prospectus, entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign

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currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Upon entering into these contracts, risks may arise from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. A Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Options: Certain Portfolios either purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. Over-the-counter options involve the risk of the potential inability of the counterparties to meet the terms of their contracts.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Portfolios may also use futures to gain additional market exposure. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

With exchange-traded futures and options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options, and guarantees the futures and options contracts against default.

Loan Participations: Certain Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling

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such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Swap Agreements: Certain Portfolios may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed in either directly with a counterparty (“OTC Traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange Traded”). Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Exchange Traded swaps pay or receive an amount, known as “variation margin”, based on daily changes in the valuation of the swap contract. Payments received or paid by the Portfolio are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Total Return Swaps: In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. A Portfolio’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Master Netting Arrangements: Certain Portfolios are subject to various Master Agreements, or netting arrangements, with select counterparties. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right to set-off existed and management has not elected to offset.

Certain Portfolios are parties to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

Forward currency contracts, written options, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights: Certain Portfolios of the Trust may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. The Portfolio holds such warrants and rights

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as long positions by the Portfolio until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment in kind securities: Certain fixed income Portfolios may invest in open market or receive pursuant to debt restructuring, securities that pay in kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income. The interest rate on PIK debt is paid out over time.

Delayed-Delivery Transactions: Certain Portfolios may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains and losses with respect to the security.

Securities Lending: The Portfolios may lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Portfolio also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Dollar Rolls: The Portfolios enter into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management, that may differ from actual. Certain Portfolios invest in real estate investment trusts, (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Taxes: For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. Federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility

B6

of the Portfolios’ shareholders (Participating Insurance Companies). The Portfolios are not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends and interest and foreign capital gains tax are accrued in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded.

Distributions: Distributions from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-dividend date.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Portfolios have entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. At December 31, 2013, the Investment Manager has engaged the following firms as Sub-advisers for their respective Portfolios:

AQR Capital Management, LLC / CNH Partners, LLC for AQR Emerging Markets Equity;

BlackRock Investment Management, LLC for BlackRock iShares ETF effective April 29, 2013 and Herndon Large-Cap Value through July 14, 2013;

Cohen & Steers Capital Management, Inc. for Cohen & Steers Realty;

ClearBridge Investments, LLC for a portion of Small-Cap Value;

Eagle Asset Management, Inc. for a portion of Small-Cap Growth;

EARNEST Partners LLC for a portion of Mid-Cap Value;

Emerald Mutual Fund Advisers Trust for a portion of Small-Cap Growth;

Federated Equity Management Company of Pennsylvania for Federated Aggressive Growth;

Franklin Advisers, Inc. for Templeton Global Bond effective April 29, 2013;

Goldman Sachs Asset Management, L.P. for Goldman Sachs Concentrated Growth, Goldman Sachs Large-Cap Value, Goldman Sachs Small-Cap Value and Goldman Sachs Mid-Cap Growth;

Herndon Capital Management, LLC for Herndon Large-Cap Value effective July 15, 2013;

Hotchkis and Wiley Capital Management, LLC for Large-Cap Value;

Jennison Associates, LLC for Jennison Large-Cap Growth, Jennison Large-Cap Value and a portion of International Growth;

J.P. Morgan Investment Management, Inc. for J.P. Morgan International Equity and a portion of Small-Cap Value;

Lee Munder Capital Group, LLC for a portion of Small-Cap Value;

Loomis, Sayles & Company, L.P. for Loomis Sayles Large-Cap Growth effective July 15, 2013;

LSV Asset Management for a portion of International Value and a portion of Neuberger Berman/LSV Mid-Cap Value;

Marsico Capital Management, LLC for a portion of International Growth through June 17, 2013 and Loomis Sayles Large-Cap Growth through July 14, 2013;

Massachusetts Financial Services Company (“MFS”) for MFS Growth, MFS Global Equity and MFS Large-Cap Value;

Neuberger Berman Management, LLC for a portion Neuberger Berman/LSV Mid-Cap Value, a portion of International Growth effective June 17, 2013 and Neuberger Berman Mid-Cap Growth;

Quantitative Management Associates LLC (“QMA”) for QMA Emerging Markets Equity and QMA Large-Cap;

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Parametric Portfolio Associates LLC for Parametric Emerging Markets Equity;

Thornburg Investment Management, Inc. for a portion of International Value;

T. Rowe Price Associates, Inc. for T. Rowe Price Equity Income, T. Rowe Price Large-Cap Growth and T. Rowe Price Natural Resources and Templeton Global Bond through April 28, 2013;

T. Rowe Price International, Inc. for Templeton Global Bond through April 28, 2013;

WEDGE Capital Management, LLP for a of portion Mid-Cap Value;

Wellington Management Company, LLP for Wellington Management Hedged Equity;

William Blair & Company LLC for a portion of International Growth.

Advisory Fees and Expense Limitations: The Investment Manager receives a fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each Subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreement, are reflected in the Statements of Operations. The Investment Manager has agreed to waive a portion of their management fee and/or reimburse certain Portfolios an amount equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Each voluntary waiver/reimbursement may be modified or terminated by the investment manager at any time without notice.

	Advisory Fees through February 24, 2013	Advisory Fees at December 31, 2013	Effective Advisory Fees
AQR Emerging Markets Equity	N/A	1.09% first $300 million;	1.09	%(3)
		1.08% on next $200 million;
		1.07% on next $250 million;
		1.06% on next $ 2.5 billion;
		1.05% on next $2.75 billion;
		1.02% on next $4 billion;
		1.00% in excess of $10 billion
BlackRock iShares ETF	N/A	0.89% first $300 million;	0.47	%*(3)
		0.88% on next $200 million;
		0.87% on next $250 million;
		0.86% on next $ 2.5 billion;
		0.85% on next $2.75 billion;
		0.82% on next $4 billion;
		0.80% in excess of $10 billion
Cohen & Steers Realty	1.00%	0.99% first $300 million;	0.91%
		0.98% on next $200 million;
		0.97% on next $250 million;
		0.96% on next $ 2.5 billion;
		0.95% on next $2.75 billion;
		0.92% on next $4 billion;
		0.90% in excess of $10 billion
Federated Aggressive Growth	0.95%	0.94% first $300 million;	0.93%
		0.93% on next $200 million;
		0.92% on next $250 million;
		0.91% on next $ 2.5 billion;
		0.90% on next $2.75 billion;
		0.87% on next $4 billion;
		0.85% in excess of $10 billion
Goldman Sachs Concentrated Growth	0.90%	0.89% first $300 million;	0.89%
		0.88% on next $200 million;
		0.87% on next $250 million;
		0.86% on next $ 2.5 billion;
		0.85% on next $2.75 billion;
		0.82% on next $4 billion;
		0.80% in excess of $10 billion
Goldman Sachs Large-Cap Value	0.75%	0.74% first $300 million;	0.73%
		0.73% on next $200 million;
		0.72% on next $250 million;
		0.71% on next $ 2.5 billion;
		0.70% on next $2.75 billion;
		0.67% on next $4 billion;
		0.65% in excess of $10 billion

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	Advisory Fees through February 24, 2013	Advisory Fees at December 31, 2013	Effective Advisory Fees
Goldman Sachs Mid-Cap Growth	1.00%	0.99% first $300 million;	0.94%
		0.98% on next $200 million;
		0.97% on next $250 million;
		0.96% on next $ 2.5 billion;
		0.95% on next $2.75 billion;
		0.92% on next $4 billion;
		0.90% in excess of $10 billion
Goldman Sachs Small-Cap Value	0.95%	0.94% first $300 million;	0.93%
		0.93% on next $200 million;
		0.92% on next $250 million;
		0.91% on next $ 2.5 billion;
		0.90% on next $2.75 billion;
		0.87% on next $4 billion;
		0.85% in excess of $10 billion
Herndon Large-Cap Value	0.85%	0.84% first $300 million;	0.82%
		0.83% on next $200 million;
		0.82% on next $250 million;
		0.81% on next $ 2.5 billion;
		0.80% on next $2.75 billion;
		0.77% on next $4 billion;
		0.75% in excess of $10 billion
International Growth	1.00%	0.99% first $300 million;	0.97	%(2)
		0.98% on next $200 million;
		0.97% on next $250 million;
		0.96% on next $ 2.5 billion;
		0.95% on next $2.75 billion;
		0.92% on next $4 billion;
		0.90% in excess of $10 billion
International Value	1.00%	0.99% first $300 million;	0.97%
		0.98% on next $200 million;
		0.97% on next $250 million;
		0.96% on next $ 2.5 billion;
		0.95% on next $2.75 billion;
		0.92% on next $4 billion;
		0.90% in excess of $10 billion
J.P. Morgan International Equity	1.00% first $75 million;	0.99% first $75 million;	0.87%
	0.85% in excess of $75 million	0.84% on next $225 million;
		0.83% on next $200 million;
		0.82% on next $250 million;
		0.81% on next $ 2.5 billion;
		0.80% on next $2.75 billion;
		0.77% on next $4 billion;
		0.75% in excess of $10 billion
Jennison Large-Cap Growth	0.90%	0.89% first $300 million;	0.88%
		0.88% on next $200 million;
		0.87% on next $250 million;
		0.86% on next $ 2.5 billion;
		0.85% on next $2.75 billion;
		0.82% on next $4 billion;
		0.80% in excess of $10 billion
Jennison Large-Cap Value	0.75%	0.74% first $300 million;	0.71%
		0.73% on next $200 million;
		0.72% on next $250 million;
		0.71% on next $ 2.5 billion;
		0.70% on next $2.75 billion;
		0.67% on next $4 billion;
		0.65% in excess of $10 billion
Large-Cap Value	0.75%	0.74% first $300 million;	0.67%
		0.73% on next $200 million;
		0.72% on next $250 million;
		0.71% on next $ 2.5 billion;
		0.70% on next $2.75 billion;
		0.67% on next $4 billion;
		0.65% in excess of $10 billion
Loomis Sayles Large-Cap Growth	0.90%	0.89% first $300 million;	0.85%
		0.88% on next $200 million;
		0.87% on next $250 million;
		0.86% on next $ 2.5 billion;
		0.85% on next $2.75 billion;
		0.82% on next $4 billion;
		0.80% in excess of $10 billion

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	Advisory Fees through February 24, 2013	Advisory Fees at December 31, 2013	Effective Advisory Fees
MFS Global Equity	1.00%	0.99% first $300 million;	0.99%
		0.98% on next $200 million;
		0.97% on next $250 million;
		0.96% on next $ 2.5 billion;
		0.95% on next $2.75 billion;
		0.92% on next $4 billion;
		0.90% in excess of $10 billion
MFS Growth	0.90%	0.89% first $300 million;	0.77%
		0.88% on next $200 million;
		0.87% on next $250 million;
		0.86% on next $ 2.5 billion;
		0.85% on next $2.75 billion;
		0.82% on next $4 billion;
		0.80% in excess of $10 billion
MFS Large-Cap Value	0.85%	0.84% first $300 million;	0.84%
		0.83% on next $200 million;
		0.82% on next $250 million;
		0.81% on next $ 2.5 billion;
		0.80% on next $2.75 billion;
		0.77% on next $4 billion;
		0.75% in excess of $10 billion
Mid-Cap Value	0.95%	0.94% first $300 million;	0.94%
		0.93% on next $200 million;
		0.92% on next $250 million;
		0.91% on next $ 2.5 billion;
		0.90% on next $2.75 billion;
		0.87% on next $4 billion;
		0.85% in excess of $10 billion
Neuberger Berman Mid-Cap Growth	0.90% first $1 billion;	0.89% first $300 million;	0.88%
	0.85% in excess of $1 billion	0.88% on next $200 million;
		0.87% on next $250 million;
		0.86% on next $250 million;
		0.81% on next $2.25 billion;
		0.80% on next $2.75 billion;
		0.77% on next $4 billion;
		0.75% in excess of $10 billion
Neuberger Berman/LSV Mid-Cap Value	0.90% first $1 billion;	0.89% first $300 million;	0.88%
	0.85% in excess of $1 billion	0.88% on next $200 million;
		0.87% on next $250 million;
		0.86% on next $250 million;
		0.81% on next $2.25 billion;
		0.80% on next $2.75 billion;
		0.77% on next $4 billion;
		0.75% in excess of $10 billion
Parametric Emerging Markets Equity	1.10%	1.09% first $300 million;	1.09%
		1.08% on next $200 million;
		1.07% on next $250 million;
		1.06% on next $ 2.5 billion;
		1.05% on next $2.75 billion;
		1.02% on next $4 billion;
		1.00% in excess of $10 billion
QMA Emerging Markets Equity	N/A	1.09% first $300 million;	1.09	%(3)
		1.08% on next $200 million;
		1.07% on next $250 million;
		1.06% on next $ 2.5 billion;
		1.05% on next $2.75 billion;
		1.02% on next $4 billion;
		1.00% in excess of $10 billion
QMA Large-Cap	N/A	0.74% first $300 million;	0.71	%**(3)
		0.73% on next $200 million;
		0.72% on next $250 million;
		0.71% on next $ 2.5 billion;
		0.70% on next $2.75 billion;
		0.67% on next $4 billion;
		0.65% in excess of $10 billion
Small-Cap Growth	0.90%	0.89% first $300 million;	0.88%
		0.88% on next $200 million;
		0.87% on next $250 million;
		0.86% on next $ 2.5 billion;
		0.85% on next $2.75 billion;
		0.82% on next $4 billion;
		0.80% in excess of $10 billion

B10

	Advisory Fees through February 24, 2013	Advisory Fees at December 31, 2013	Effective Advisory Fees
Small-Cap Value	0.90%	0.89% first $300 million;	0.88%
		0.88% on next $200 million;
		0.87% on next $250 million;
		0.86% on next $ 2.5 billion;
		0.85% on next $2.75 billion;
		0.82% on next $4 billion;
		0.80% in excess of $10 billion
T. Rowe Price Equity Income	0.75%	0.74% first $300 million;	0.72%
		0.73% on next $200 million;
		0.72% on next $250 million;
		0.71% on next $ 2.5 billion;
		0.70% on next $2.75 billion;
		0.67% on next $4 billion;
		0.65% in excess of $10 billion
T. Rowe Price Large-Cap Growth	0.90% first $1 billion;	0.89% first $300 million;	0.83	%***
	0.85% in excess of $1 billion	0.88% on next $200 million;
		0.87% on next $250 million;
		0.86% on next $250 million;
		0.81% on next $2.25 billion;
		0.80% on next $2.75 billion;
		0.77% on next $4 billion;
		0.75% in excess of $10 billion
T. Rowe Price Natural Resources	0.90%	0.89% first $300 million;	0.88%
		0.88% on next $200 million;
		0.87% on next $250 million;
		0.86% on next $ 2.5 billion;
		0.85% on next $2.75 billion;
		0.82% on next $4 billion;
		0.80% in excess of $10 billion
Templeton Global Bond	0.80%	0.79% first $300 million;	0.76%
		0.78% on next $200 million;
		0.77% on next $250 million;
		0.76% on next $ 2.5 billion;
		0.75% on next $2.75 billion;
		0.72% on next $4 billion;
		0.70% in excess of $10 billion
Wellington Management Hedged Equity	1.00%	0.99% first $300 million;	0.83%
		0.98% on next $200 million;
		0.97% on next $250 million;
		0.96% on next $ 2.5 billion;
		0.95% on next $2.75 billion;
		0.92% on next $4 billion;
		0.90% in excess of $10 billion

	Fee Waivers and/or Expense Limitations through June 30, 2013	Fee Waivers and/or Expense Limitations effective July 1, 2013
BlackRock iShares ETF	*	*
Cohen & Steers Realty	N/A	voluntarily limit expense
to 0.97%
Federated Aggressive Growth	1.11%	N/A
Goldman Sachs Mid-Cap Growth	N/A	contractually waive 0.10%
through June 30, 2014
Herndon Large-Cap Value	N/A	contractually waive 0.04%
through June 30, 2014(1)
Jennison Large-Cap Value	N/A	contractually waive 0.05%
through June 30, 2014,
voluntarily limit expense
to 0.80%
Large-Cap Value	0.74%	N/A
Loomis Sayles Large-Cap Growth	N/A	contractually waive 0.06%
through June 30, 2014(1)
MFS Growth	0.80%	N/A
Templeton Global Bond	N/A	voluntarily limit expense
to 0.93%
Wellington Management Hedged Equity	N/A	voluntarily limit expense
to 0.87%

*

Effective April 29, 2013 (commencement of operations), the Investment Manager has contractually agreed to waive a portion of the investment management fee equal to the acquired fund fees and expenses due to investments

B11

in iShares ETFs. In addition, the Investment Manager has contractually agreed to waive a portion of the investment management fee and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fee (after the waiver described above) and other expenses (including distribution fees, acquired fund fees and expenses, and other expenses excluding taxes, interest and brokerage commissions) do not exceed 1.02% of the Portfolio’s average daily net assets through June 30, 2014. This arrangement may not be terminated or modified prior to June 30, 2014, and may be discontinued or modified thereafter.

** Effective April 29, 2013, the manager has voluntarily agreed to waive two-thirds of the incremental increase in their net management fee as a result of the underlying voluntary subadvisor fee discount. For the period ended December 31, 2013 the manager waived 0.01%.

*** Effective January 1, 2013, the manager has voluntarily agreed to waive two-thirds of the incremental increase in their net management fee as a result of the underlying voluntary subadvisor fee discount. For the period ended December 31, 2013 the manager waived 0.02%.

(1) Effective July 15, 2013.

(2) Effective June 17, 2013, PI has contractually agreed, through June 30, 2014, to waive a portion of its management fee equal to an annual rate of 0.01% of the average net assets of the Portfolio.

(3) Annualized.

AST Investment Services, Inc., Jennison, PI, PIM and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Portfolios have entered into a brokerage commission recapture agreement with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those portfolios generating the applicable trades. Such amounts are included within realized gain or loss on investment transactions presented in the Statement of Operations. For the year ended December 31, 2013, brokerage commission recaptured under these agreements was as follows:

Amount
Cohen & Steers Realty	$15,900
Federated Aggressive Growth	53,528
Goldman Sachs Concentrated Growth	68,691
Goldman Sachs Large-Cap Value	143,149
Goldman Sachs Mid-Cap Growth	22,273
Goldman Sachs Small-Cap Value	59,378
International Growth	56,657
International Value	33,023
Jennison Large-Cap Growth	100,259
Jennison Large-Cap Value	77,493
Loomis Sayles Large-Cap Growth	53,908
MFS Global Equity	2,652
MFS Growth	38,925
MFS Large-Cap Value	13,434
Mid-Cap Value	105,657
Neuberger Berman Mid-Cap Growth	107,012
Neuberger Berman/LSV Mid-Cap Value	5,125
Small-Cap Growth	80,483
Small-Cap Value	108,442
T. Rowe Price Equity Income	6,930
T. Rowe Price Large-Cap Growth	13,879
T. Rowe Price Natural Resources	24,258
Wellington Management Hedged Equity	14,005

4.	Other Transactions with Affiliates

The Trust has entered into an agreement with the following affiliated entities: Prudential Insurance Company of America (“PICA”), Pruco Life Insurance Company (“PLAZ”), Pruco Life Insurance Company of New Jersey (“PLNJ”), Prudential Retirement Insurance and Annuity Company (“PRIAC”), Pramerica of Bermuda Life Assurance Company, Ltd., Prudential Annuities Life Assurance Corporation (“PALAC”), and Prudential Annuities Distributors,

B12

Inc. (“PAD”), each an indirect, wholly-owned subsidiary of Prudential Financial, Inc., and certain unaffiliated entities pursuant to which the Portfolios paid such affiliated and unaffiliated entities a shareholder servicing fee at an annual rate of 0.10% of each Portfolio’s average daily net assets through February 24, 2013. The Investment Manager had voluntarily agreed to waive a portion of the 0.10% shareholder servicing fee based on the following fee structure through February 24, 2013: 0.10% on the average daily net assets up to $300 million (no waiver), 0.08% on average daily net assets of the next $200 million (0.02% waiver), 0.07% on average daily net assets of the next $250 million (0.03% waiver), and 0.06% on average daily net assets in excess of $750 million (0.04% waiver).

Effective February 25, 2013, PAD serves as the distributor for the shares of each Portfolio of the Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. The Trust has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio of the Trust. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.10% of the average daily net assets of each Portfolio.

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and Trustees of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Trust invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

PIM, an indirect, wholly-owned subsidiary of Prudential, acts as the Trust’s securities lending agent. For the year ended December 31, 2013, PIM was compensated as follows for these services by the Portfolios:

Amount
AQR Emerging Markets Equity	$907
BlackRock iShares ETF	3,725
Cohen & Steers Realty	24,065
Federated Aggressive Growth	475,716
Goldman Sachs Concentrated Growth	14,869
Goldman Sachs Large-Cap Value	19,974
Goldman Sachs Mid-Cap Growth	258,676
Goldman Sachs Small-Cap Value	73,277
Herndon Large-Cap Value	62,552
International Growth	64,171
International Value	87,853
J.P. Morgan International Equity	1,679
Jennison Large-Cap Growth	34,158
Jennison Large-Cap Value	58,956
Large-Cap Value	73,250
Loomis Sayles Large-Cap Growth	96,611
MFS Global Equity	8,025
MFS Growth	55,537
MFS Large-Cap Value	1,380
Mid-Cap Value	21,203
Neuberger Berman Mid-Cap Growth	65,087
Neuberger Berman/LSV Mid-Cap Value	147,135
Parametric Emerging Markets Equity	27,451
QMA Emerging Markets Equity	2,020
QMA Large-Cap	18,837
Small-Cap Growth	442,104
Small-Cap Value	180,011
T. Rowe Price Equity Income	84,316

B13

Amount
T. Rowe Price Large-Cap Growth	$78,360
T. Rowe Price Natural Resources	25,172
Wellington Management Hedged Equity	81,099

During the years ended December 31, 2012 and December 31, 2011, some Portfolios received amounts (as noted in the table below) related to an affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares. The Portfolios were not involved in the proceedings or in the calculation of the amount of the settlement.

	Year Ended December 31, 2012	Year Ended December 31, 2011
Cohen & Steers Realty	$—	$373,605
Goldman Sachs Small-Cap Value	—	377,705
International Growth	2,857,562	217,903
International Value	621,794	—
J.P. Morgan International Equity	1,330,690	—
Large-Cap Value	—	278,693
MFS Global Equity	—	26,202
Mid-Cap Value	—	2,523
Neuberger Berman Mid-Cap Growth	—	208,652
Neuberger Berman/LSV Mid-Cap Value	—	512,196
Small-Cap Growth	473,765	—
Small-Cap Value	—	596,705
T. Rowe Price Equity Income	—	74,431

5.	Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments and U.S. Government securities, for the year ended December 31, 2013, were as follows:

	Cost of Purchases	Proceeds from Sales
AQR Emerging Markets Equity	$356,560,886	$187,000,596
BlackRock iShares ETF	130,969,176	22,287,625
Cohen & Steers Realty	571,127,175	512,747,388
Federated Aggressive Growth	600,100,504	674,606,548
Goldman Sachs Concentrated Growth	504,063,073	1,563,659,634
Goldman Sachs Large-Cap Value	1,532,935,055	1,740,750,689
Goldman Sachs Mid-Cap Growth	304,119,411	398,037,127
Goldman Sachs Small-Cap Value	593,425,252	539,787,672
Herndon Large-Cap Value	1,077,994,289	1,401,325,645
International Growth	2,954,499,604	3,089,387,967
International Value	899,924,512	906,545,043
J.P. Morgan International Equity	87,300,062	63,079,655
Jennison Large-Cap Growth	447,343,772	1,249,838,832
Jennison Large-Cap Value	426,812,554	1,405,020,622
Large-Cap Value	580,219,166	1,675,133,169
Loomis Sayles Large-Cap Growth	3,138,731,101	3,904,802,140
MFS Global Equity	183,013,300	62,098,627
MFS Growth	611,017,859	1,405,005,975
MFS Large-Cap Value	248,899,284	507,562,540
Mid-Cap Value	119,064,964	505,232,146
Neuberger Berman Mid-Cap Growth	351,878,429	392,194,726
Neuberger Berman/LSV Mid-Cap Value	428,012,196	198,930,415
Parametric Emerging Markets Equity	238,339,285	888,747,799
QMA Emerging Markets Equity	770,397,323	518,952,063
QMA Large-Cap	4,025,257,531	1,753,583,382
Small-Cap Growth	511,462,617	482,492,281
Small-Cap Value	701,033,272	707,185,306

B14

	Cost of Purchases	Proceeds from Sales
T. Rowe Price Equity Income	$274,662,749	$1,845,061,597
T. Rowe Price Large-Cap Growth	809,292,080	1,623,093,255
T. Rowe Price Natural Resources	446,143,071	600,124,065
Templeton Global Bond	534,056,577	505,434,108
Wellington Management Hedged Equity	1,116,211,577	680,398,568

Written options transactions, during the year ended December 31, 2013, were as follows:

	Wellington Management Hedged Equity
	Number of Contracts/Swaps Notional Amount	Premium
Balance at beginning of year	7,700,000	$39,140,707
Written options	9,600,000	38,000,838
Expired options	—	—
Closed options	(13,500,000)	(71,073,088)

Balance at end of year	3,800,000	$6,068,457

6.	Tax Information

All Portfolios are treated as partnerships for tax purposes. The character of the cash distributions made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each shareholder will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value. The Portfolios generally attempt to manage their diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provisions for income tax are required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7.	Line of Credit

The Portfolios, along with other affiliated registered investment companies (the “Funds”), were parties to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA was to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 5, 2013 through November 4, 2014. The Funds pay an annualized commitment fee of 0.08% on the unused portion of the SCA. Prior to November 5, 2013, the Funds had another SCA with substantially similar terms. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

	Average Advances Outstanding During the Period	Average Interest Rate	Number of Days Advances Outstanding During the Period	Outstanding Borrowings at December 31, 2013
BlackRock iShares ETF	$1,165,500	1.44%	6	—
Cohen & Steers Realty	3,449,857	1.44%	42	—
Federated Aggressive Growth	7,950,400	1.45%	5	—
Goldman Sachs Concentrated Growth	282,750	1.44%	4	—
Goldman Sachs Large-Cap Value	442,867	1.44%	15	—
Goldman Sachs Mid-Cap Growth	2,119,700	1.44%	10	—

B15

	Average Advances Outstanding During the Period	Average Interest Rate	Number of Days Advances Outstanding During the Period	Outstanding Borrowings at December 31, 2013
Goldman Sachs Small-Cap Value	$27,226,500	1.45%	2	—
Herndon Large-Cap Value	2,084,333	1.45%	6	—
International Growth	2,463,188	1.44%	16	—
International Value	3,954,511	1.43%	45	—
J.P. Morgan International Equity	7,327,400	1.44%	10	—
Jennison Large-Cap Growth	1,261,000	1.44%	9	—
Loomis Sayles Large-Cap Growth	2,320,000	1.44%	1	—
MFS Global Equity	6,923,800	1.44%	5	—
MFS Large-Cap Value	1,105,750	1.43%	8	—
Mid-Cap Value	492,960	1.42%	25	—
Neuberger Berman/LSV Mid-Cap Value	2,546,167	1.44%	6	—
Parametric Emerging Markets Equity	6,246,222	1.45%	54	—
QMA Emerging Markets Equity	829,333	1.44%	39	—
QMA Large-Cap	1,792,667	1.44%	3	—
Small-Cap Growth	1,751,228	1.44%	57	—
Small-Cap Value	691,267	1.42%	15	—
T. Rowe Price Large-Cap Growth	2,112,800	1.44%	5	—
T. Rowe Price Natural Resources	5,913,059	1.44%	17	—

8.	Capital

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

9.	Ownership

As of December 31, 2013, substantially all shares of each Portfolio were owned of record by PALAC, Pruco Life Arizona, PLNJ and PICA on behalf of the owners of the variable insurance products issued by each of these entities.

10.	Subsequent Event

Based on the approval of the shareholders on January 15, 2014, the Goldman Sachs Concentrated Growth merged into the Loomis Sayles Large-Cap Growth as of close of business on February 7, 2014.

B16

Financial Highlights

	AST AQR Emerging Markets Equity Portfolio
	February 25, 2013(c) through December 31, 2013
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.13
Net realized and unrealized gain (loss) on investments	0.11

Total from investment operations	0.24

Net Asset Value, end of period	$10.24

Total Return(a)	2.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$174.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.40	%(d)
Expenses Before Waivers and/or Expense Reimbursement	1.40	%(d)
Net investment income	1.31	%(d)
Portfolio turnover rate	109	%(e)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Annualized.

(e)	Not annualized.

	AST BlackRock iShares ETF Portfolio
	April 29, 2013(c) through December 31, 2013(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.14
Net realized and unrealized gain (loss) on investments	0.48

Total from investment operations	0.62

Net Asset Value, end of period	$10.62

Total Return(a)	6.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$114.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.84	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.2_	%(e)
Net investment income	1.99	%(e)
Portfolio turnover rate	36	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	AST Cohen & Steers Realty Portfolio
	Year Ended December 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.34	$6.46	$6.10	$4.82	$3.77

Income (Loss) From Investment Operations:
Net investment income	0.03	0.02	0.09	0.05	0.07
Net realized and unrealized gain (loss) on investments	0.20	0.97	0.31	1.32	1.09

Total from investment operations	0.23	0.99	0.40	1.37	1.16

Less Distributions:	—	(0.11)	(0.04)	(0.09)	(0.11)

Capital Contributions (Note 4):	—	—	— (c)	—	—

Net Asset Value, end of year	$7.57	$7.34	$6.46	$6.10	$4.82

Total Return(a)	3.13%	15.35%	6.59%	28.69%	31.93%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$677.5	$632.9	$531.6	$549.6	$386.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.04%	1.12%	1.13%	1.14%	1.08%
Expenses Before Waivers and/or Expense Reimbursement	1.11%	1.13%	1.14%	1.14%	1.16%
Net investment income	0.45%	0.13%	1.39%	0.95%	2.65%
Portfolio turnover rate	77%	103%	119%	111%	113%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Less than $0.005 per share.

	AST Federated Aggressive Growth Portfolio
	Year Ended December 31,
	2013(c)	2012	2011(c)	2010(c)	2009(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.63	$8.02	$9.26	$6.99	$5.28
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.05)	— (d)	(0.03)	0.04	— (d)
Net realized and unrealized gain (loss) on investments	3.98	1.61	(1.18)	2.23	1.72

Total from investment operations	3.93	1.61	(1.21)	2.27	1.72

Less Distributions:	—	—	(0.03)	— (d)	(0.01)

Net Asset Value, end of year	$13.56	$9.63	$8.02	$9.26	$6.99

Total Return(a)	40.81%	20.08%	(13.11)%	32.54%	32.66%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$827.1	$649.7	$521.1	$648.1	$415.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.08%	1.09%	1.11%	1.11%	1.14%
Expenses Before Waivers and/or Expense Reimbursement	1.09%	1.10%	1.12%	1.12%	1.14%
Net investment income (loss)	(0.44)%	(0.01)%	(0.38)%	0.51%	0.08%
Portfolio turnover rate	84%	84%	85%	73%	94%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	AST Goldman Sachs Concentrated Growth Portfolio
	Year Ended December 31,
	2013(c)	2012(c)	2011	2010(c)	2009
Per Share Operating Performance:
Net Asset Value, beginning of year	$31.34	$26.24	$27.36	$24.83	$16.62

Income (Loss) From Investment Operations:
Net investment income	0.05	0.22	0.06	0.05	0.07
Net realized and unrealized gain (loss) on investments	9.27	4.96	(1.14)	2.50	8.14

Total from investment operations	9.32	5.18	(1.08)	2.55	8.21

Less Distributions:	—	(0.08)	(0.04)	(0.02)	—

Net Asset Value, end of year	$40.66	$31.34	$26.24	$27.36	$24.83

Total Return(a)	29.74%	19.77%	(3.96)%	10.29%	49.40%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$509.9	$1,350.9	$924.2	$1,949.0	$424.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.00%	1.00%	1.00%	1.01%	1.05%
Expenses Before Waivers and/or Expense Reimbursement	1.01%	1.02%	1.02%	1.02%	1.05%
Net investment income	0.15%	0.75%	0.14%	0.21%	0.35%
Portfolio turnover rate	62%	58%	65%	37%	65%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST Goldman Sachs Large-Cap Value Portfolio
	Year Ended December 31,
	2013	2012	2011	2010(c)	2009(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$17.62	$14.91	$15.93	$14.35	$12.44

Income (Loss) From Investment Operations:
Net investment income	0.24	0.19	0.20	0.14	0.17
Net realized and unrealized gain (loss) on investments	5.67	2.72	(1.07)	1.67	2.16

Total from investment operations	5.91	2.91	(0.87)	1.81	2.33

Less Distributions:	—	(0.20)	(0.15)	(0.23)	(0.42)

Net Asset Value, end of year	$23.53	$17.62	$14.91	$15.93	$14.35

Total Return(a)	33.54%	19.67%	(5.52)%	12.89%	19.19%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,652.2	$1,455.3	$1,185.3	$894.8	$874.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.84%	0.84%	0.86%	0.87%	0.88%
Expenses Before Waivers and/or Expense Reimbursement	0.85%	0.87%	0.87%	0.88%	0.88%
Net investment income	1.05%	1.13%	1.38%	0.99%	1.33%
Portfolio turnover rate	111%	136%	188%	71%	143%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	AST Goldman Sachs Mid-Cap Growth Portfolio
	Year Ended December 31,
	2013	2012(c)	2011(c)	2010(c)	2009(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$5.25	$5.01	$5.44	$4.54	$2.89

Income (Loss) From Investment Operations:
Net investment loss	(0.03)	(0.01)	(0.01)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	1.72	0.93	(0.14)	0.92	1.67

Total from investment operations	1.69	0.92	(0.15)	0.90	1.65

Less Distributions:	—	(0.68)	(0.28)	—	—

Net Asset Value, end of year	$6.94	$5.25	$5.01	$5.44	$4.54

Total Return(a)	32.19%	19.62%	(2.98)%	19.82%	57.09%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$638.2	$563.0	$411.8	$659.7	$439.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.07%	1.12%	1.13%	1.14%	1.18%
Expenses Before Waivers and/or Expense Reimbursement	1.12%	1.13%	1.13%	1.14%	1.18%
Net investment loss	(0.24)%	(0.10)%	(0.25)%	(0.48)%	(0.48)%
Portfolio turnover rate	51%	78%	85%	73%	71%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST Goldman Sachs Small-Cap Value Portfolio
	Year Ended December 31,
	2013	2012(c)	2011	2010	2009(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.11	$10.53	$10.44	$8.28	$6.62

Income (Loss) From Investment Operations:
Net investment income	0.08	0.17	0.05	0.07	0.07
Net realized and unrealized gain (loss) on investments	4.62	1.47	0.08	2.14	1.69

Total from investment operations	4.70	1.64	0.13	2.21	1.76

Less Distributions:	—	(0.06)	(0.05)	(0.05)	(0.10)

Capital Contributions (Note 4):	—	—	0.01	—	—

Net Asset Value, end of year	$16.81	$12.11	$10.53	$10.44	$8.28

Total Return(a)	38.81%	15.69%	1.30%	26.77%	26.85%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$877.5	$590.9	$357.1	$272.8	$142.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.06%	1.08%	1.10%	1.13%	1.19%
Expenses Before Waivers and/or Expense Reimbursement	1.06%	1.09%	1.10%	1.13%	1.19%
Net investment income	0.64%	1.47%	0.69%	0.98%	0.94%
Portfolio turnover rate	75%	87%	105%	78%	57%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

	AST Herndon Large-Cap Value Portfolio
	Year Ended December 31,
	2013(c)	2012(c)	2011	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.53	$8.51	$8.61	$7.78	$6.64

Income (Loss) From Investment Operations:
Net investment income	0.13	0.12	0.10	0.09	0.07
Net realized and unrealized gain (loss) on investments	3.17	1.01	(0.14)	0.86	1.13

Total from investment operations	3.30	1.13	(0.04)	0.95	1.20

Less Distributions:	—	(0.11)	(0.06)	(0.12)	(0.06)

Net Asset Value, end of year	$12.83	$9.53	$8.51	$8.61	$7.78

Total Return(a)	34.63%	13.40%	(0.49)%	12.44%	18.26%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$855.6	$936.1	$1,694.2	$1,537.6	$1,210.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.94%	0.94%	0.95%	0.96%	0.97%
Expenses Before Waivers and/or Expense Reimbursement	0.97%	0.97%	0.97%	0.97%	0.98%
Net investment income	1.18%	1.34%	1.22%	1.11%	1.82%
Portfolio turnover rate	138%	123%	124%	208%	143%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST International Growth Portfolio
	Year Ended December 31,
	2013	2012	2011	2010	2009(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.86	$9.98	$11.53	$10.11	$7.61

Income (Loss) From Investment Operations:
Net investment income	0.07	0.14	0.11	0.08	0.05
Net realized and unrealized gain (loss) on investments	2.19	1.86	(1.59)	1.38	2.61

Total from investment operations	2.26	2.00	(1.48)	1.46	2.66

Less Distributions:	—	(0.13)	(0.07)	(0.04)	(0.16)

Capital Contributions (Note 4):	—	0.01	— (d)	—	—

Net Asset Value, end of year	$14.12	$11.86	$9.98	$11.53	$10.11

Total Return(a)	19.06%	20.37%	(12.92)%	14.50%	35.29%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,857.8	$2,545.7	$2,237.2	$2,777.0	$2,138.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.11%	1.06%	1.03%	1.09%	1.12%
Expenses Before Waivers and/or Expense Reimbursement	1.12%	1.16%	1.15%	1.14%	1.13%
Net investment income	0.52%	1.19%	1.01%	0.72%	0.57%
Portfolio turnover rate	115%	136%	151%	147%	80%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

Financial Highlights

	AST International Value Portfolio
	Year Ended December 31,
	2013(c)	2012(c)	2011(c)	2010	2009(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.36	$13.54	$15.68	$14.25	$11.19

Income (Loss) From Investment Operations:
Net investment income	0.29	0.33	0.36	0.20	0.17
Net realized and unrealized gain (loss) on investments	2.70	1.86	(2.30)	1.35	3.19

Total from investment operations	2.99	2.19	(1.94)	1.55	3.36

Less Distributions:	—	(0.37)	(0.20)	(0.12)	(0.30)

Capital Contributions (Note 4):	—	— (d)	—	—	—

Net Asset Value, end of year	$18.35	$15.36	$13.54	$15.68	$14.25

Total Return(a)	19.47%	16.68%	(12.55)%	11.08%	30.50%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,544.4	$2,239.6	$1,648.5	$2,166.1	$1,587.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.11%	1.13%	1.12%	1.12%	1.13%
Expenses Before Waivers and/or Expense Reimbursement	1.11%	1.16%	1.15%	1.14%	1.14%
Net investment income	1.76%	2.28%	2.35%	1.60%	1.35%
Portfolio turnover rate	39%	31%	40%	28%	40%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

	AST J.P. Morgan International Equity Portfolio
	Year Ended December 31,
	2013(c)	2012(c)	2011(c)	2010(c)	2009(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.20	$18.61	$20.73	$19.59	$15.07

Income (Loss) From Investment Operations:
Net investment income	0.38	0.41	0.35	0.29	0.27
Net realized and unrealized gain (loss) on investments	3.03	3.50	(2.22)	1.07	4.98

Total from investment operations	3.41	3.91	(1.87)	1.36	5.25

Less Distributions:	—	(0.40)	(0.25)	(0.22)	(0.73)

Capital Contributions (Note 4):	—	0.08	—	—	—

Net Asset Value, end of year	$25.61	$22.20	$18.61	$20.73	$19.59

Total Return(a)	15.36%	21.91%	(9.15)%	7.17%	35.79%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$467.2	$392.3	$278.7	$364.4	$299.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.03%	1.07%	1.05%	1.04%	1.04%
Expenses Before Waivers and/or Expense Reimbursement	1.03%	1.07%	1.05%	1.04%	1.08%
Net investment income	1.60%	2.04%	1.73%	1.52%	1.60%
Portfolio turnover rate	15%	21%	43%	18%	9%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C6

Financial Highlights

	AST Jennison Large-Cap Growth Portfolio
	Year Ended December 31,				September 25, 2009(c) through December 31, 2009

	2013(d)	2012(d)	2011	2010
Per Share Operating Performance:
Net Asset Value, beginning of period	$14.03	$12.18	$12.10	$10.87	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.03)	— (e)	(0.01)	(0.01)	—	(e)
Net realized and unrealized gain on investments	5.15	1.85	0.09	1.24	0.87

Total from investment operations	5.12	1.85	0.08	1.23	0.87

Net Asset Value, end of period	$19.15	$14.03	$12.18	$12.10	$10.87

Total Return(a)	36.49%	15.19%	0.66%	11.32%	8.70%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$815.3	$1,348.1	$1,483.2	$937.6	$419.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.00%	0.99%	1.00%	1.02%	1.05	%(f)
Expenses Before Waivers and/or Expense Reimbursement	1.01%	1.02%	1.02%	1.02%	1.08	%(f)
Net investment income (loss)	(0.19)%	0.01%	(0.17)%	(0.09)%	(0.10	)%(f)
Portfolio turnover rate	46%	66%	85%	66%	23	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the year.

(e)	Less than $0.005 per share.

(f)	Annualized.

(g)	Not annualized.

	AST Jennison Large-Cap Value Portfolio
	Year Ended December 31,				September 25, 2009(c) through December 31, 2009
	2013(d)	2012	2011	2010
Per Share Operating Performance:
Net Asset Value, beginning of period	$12.60	$11.19	$11.96	$10.55	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.09	0.09	0.05	0.05	0.01
Net realized and unrealized gain (loss) on investments	3.87	1.38	(0.75)	1.39	0.54

Total from investment operations	3.96	1.47	(0.70)	1.44	0.55

Less Distributions:	—	(0.06)	(0.07)	(0.03)	—

Net Asset Value, end of period	$16.56	$12.60	$11.19	$11.96	$10.55

Total Return(a)	31.43%	13.24%	(5.87)%	13.72%	5.50%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$658.6	$1,437.8	$783.5	$864.0	$358.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.83%	0.85%	0.86%	0.87%	0.88	%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.85%	0.87%	0.87%	0.87%	0.94	%(e)
Net investment income	0.65%	0.99%	0.49%	0.55%	0.26	%(e)
Portfolio turnover rate	47%	49%	107%	52%	13	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the year.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C7

Financial Highlights

	AST Large-Cap Value Portfolio
	Year Ended December 31,
	2013(c)	2012(c)	2011(c)	2010(c)	2009(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.20	$12.60	$13.32	$11.90	$10.26

Income (Loss) From Investment Operations:
Net investment income	0.27	0.25	0.22	0.16	0.18
Net realized and unrealized gain (loss) on investments	5.39	1.82	(0.77)	1.39	1.76

Total from investment operations	5.66	2.07	(0.55)	1.55	1.94

Less Distributions:	—	(0.47)	(0.17)	(0.13)	(0.30)

Capital Contributions (Note 4):	—	—	— (d)	—	—

Net Asset Value, end of year	$19.86	$14.20	$12.60	$13.32	$11.90

Total Return(a)	39.86%	16.89%	(4.19)%	13.16%	19.44%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,309.7	$1,867.9	$2,620.4	$3,863.8	$2,676.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.79%	0.77%	0.82%	0.84%	0.85%
Expenses Before Waivers and/or Expense Reimbursement	0.84%	0.87%	0.87%	0.87%	0.88%
Net investment income	1.59%	1.89%	1.69%	1.34%	1.69%
Portfolio turnover rate	36%	113%	71%	38%	104%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

	AST Loomis Sayles Large-Cap Growth Portfolio
	Year Ended December 31,
	2013(c)	2012(c)	2011	2010(c)	2009(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$21.36	$19.11	$19.34	$16.27	$12.65

Income (Loss) From Investment Operations:
Net investment income	0.01	0.15	0.08	0.05	0.10
Net realized and unrealized gain (loss) on investments	7.81	2.19	(0.26)	3.14	3.64

Total from investment operations	7.82	2.34	(0.18)	3.19	3.74

Less Distributions:	—	(0.09)	(0.05)	(0.12)	(0.12)

Net Asset Value, end of year	$29.18	$21.36	$19.11	$19.34	$16.27

Total Return(a)	36.61%	12.27%	(0.92)%	19.75%	29.76%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,156.9	$2,392.7	$2,374.0	$2,547.4	$2,887.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.96%	0.98%	0.96%	0.97%	1.00%
Expenses Before Waivers and/or Expense Reimbursement	0.99%	1.02%	1.02%	1.02%	1.02%
Net investment income	0.05%	0.73%	0.40%	0.32%	0.74%
Portfolio turnover rate	146%	87%	80%	73%	70%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C8

Financial Highlights

	AST MFS Global Equity Portfolio
	Year Ended December 31,
	2013(c)	2012(c)	2011	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.87	$9.77	$10.13	$9.09	$7.06

Income (Loss) From Investment Operations:
Net investment income.	0.11	0.12	0.14	0.05	0.05
Net realized and unrealized gain (loss) on investments	3.17	2.11	(0.45)	1.04	2.14

Total from investment operations	3.28	2.23	(0.31)	1.09	2.19

Less Distributions:	—	(0.13)	(0.05)	(0.05)	(0.16)

Capital Contributions (Note 4):	—	—	— (d)	—	—

Net Asset Value, end of year	$15.15	$11.87	$9.77	$10.13	$9.09

Total Return(a)	27.63%	23.08%	(3.13)%	12.05%	31.51%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$594.2	$364.0	$214.5	$225.8	$140.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.14%	1.21%	1.20%	1.25%	1.32%
Expenses Before Waivers and/or Expense Reimbursement	1.14%	1.21%	1.20%	1.25%	1.32%
Net investment income	0.80%	1.09%	1.32%	0.69%	0.87%
Portfolio turnover rate	13%	27%	69%	26%	27%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

	AST MFS Growth Portfolio
	Year Ended December 31,
	2013(c)	2012	2011	2010	2009(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.17	$9.54	$9.63	$8.55	$6.88

Income (Loss) From Investment Operations:
Net investment income	— (d)	0.04	— (d)	0.03	0.01
Net realized and unrealized gain (loss) on investments	4.10	1.59	(0.06)	1.06	1.67

Total from investment operations	4.10	1.63	(0.06)	1.09	1.68

Less Distributions:	—	—	(0.03)	(0.01)	(0.01)

Net Asset Value, end of year	$15.27	$11.17	$9.54	$9.63	$8.55

Total Return(a)	36.71%	17.09%	(0.60)%	12.78%	24.49%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,371.6	$1,703.1	$1,107.4	$1,797.0	$1,938.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.89%	0.84%	0.95%	1.01%	1.02%
Expenses Before Waivers and/or Expense Reimbursement	1.00%	1.02%	1.03%	1.02%	1.03%
Net investment income (loss)	(0.02)%	0.45%	(0.05)%	0.26%	0.18%
Portfolio turnover rate	42%	67%	103%	273%	384%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

C9

Financial Highlights

	AST MFS Large-Cap Value Portfolio
	Year Ended December 31, 2013(d)	August 20, 2012(c) through December 31, 2012
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.26	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.17	0.07
Net realized and unrealized gain (loss) on investments	3.37	0.19

Total from investment operations	3.54	0.26

Net Asset Value, end of period	$13.80	$10.26

Total Return(a)	34.50%	2.60%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$559.7	$664.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.97%	0.99	%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.98%	1.00	%(e)
Net investment income	1.45%	2.09	%(e)
Portfolio turnover rate	50%	7	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the year.

(e)	Annualized.

(f)	Not annualized.

	AST Mid-Cap Value Portfolio
	Year Ended December 31,
	2013(c)	2012(c)	2011	2010	2009(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.41	$11.45	$11.93	$9.71	$7.12

Income (Loss) From Investment Operations:
Net investment income	0.13	0.24	0.08	0.07	0.08
Net realized and unrealized gain (loss) on investments	4.23	1.84	(0.49)	2.21	2.66

Total from investment operations	4.36	2.08	(0.41)	2.28	2.74

Less Distributions:	—	(0.12)	(0.07)	(0.06)	(0.15)

Capital Contributions (Note 4):	—	—	— (d)	—	—

Net Asset Value, end of year	$17.77	$13.41	$11.45	$11.93	$9.71

Total Return(a)	32.51%	18.32%	(3.45)%	23.61%	38.89%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$436.3	$674.8	$360.8	$427.5	$261.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.07%	1.07%	1.09%	1.10%	1.14%
Expenses Before Waivers and/or Expense Reimbursement	1.07%	1.08%	1.09%	1.10%	1.14%
Net investment income	0.87%	1.88%	0.66%	0.85%	1.02%
Portfolio turnover rate	21%	29%	56%	18%	30%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

C10

Financial Highlights

	AST Neuberger Berman Mid-Cap Growth Portfolio
	Year Ended December 31,
	2013(c)	2012(c)	2011(c)	2010(c)	2009
Per Share Operating Performance:
Net Asset Value, beginning of year	$24.41	$21.72	$21.36	$16.60	$12.79

Income (Loss) From Investment Operations:
Net investment loss	(0.14)	(0.08)	(0.13)	(0.06)	(0.02)
Net realized and unrealized gain (loss) on investments	8.10	2.77	0.48	4.82	3.83

Total from investment operations	7.96	2.69	0.35	4.76	3.81

Capital Contributions (Note 4):	—	—	0.01	—	—

Net Asset Value, end of year	$32.37	$24.41	$21.72	$21.36	$16.60

Total Return(a)	32.61%	12.39%	1.68%	28.67%	29.79%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$865.9	$677.9	$562.7	$699.2	$458.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.01%	1.02%	1.03%	1.04%	1.05%
Expenses Before Waivers and/or Expense Reimbursement	1.01%	1.03%	1.03%	1.04%	1.05%
Net investment loss	(0.51)%	(0.33)%	(0.58)%	(0.31)%	(0.33)%
Portfolio turnover rate	47%	55%	57%	47%	73%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
	Year Ended December 31,
	2013(c)	2012	2011	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.95	$14.64	$15.14	$12.42	$9.01

Income (Loss) From Investment Operations:
Net investment income	0.31	0.28	0.17	0.14	0.16
Net realized and unrealized gain (loss) on investments	6.81	2.20	(0.56)	2.74	3.46

Total from investment operations	7.12	2.48	(0.39)	2.88	3.62

Less Distributions:	—	(0.17)	(0.13)	(0.16)	(0.21)

Capital Contributions (Note 4):	—	—	0.02	—	—

Net Asset Value, end of year	$24.07	$16.95	$14.64	$15.14	$12.42

Total Return(a)	42.01%	17.13%	(2.49)%	23.43%	40.80%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$945.6	$494.8	$422.6	$531.1	$451.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.01%	1.03%	1.03%	1.04%	1.05%
Expenses Before Waivers and/or Expense Reimbursement	1.01%	1.04%	1.04%	1.04%	1.05%
Net investment income	1.47%	1.67%	0.96%	0.99%	1.51%
Portfolio turnover rate	29%	34%	67%	38%	39%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C11

Financial Highlights

	AST Parametric Emerging Markets Equity Portfolio
	Year Ended December 31,
	2013(c)	2012(c)	2011(c)		2010(c)	2009(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.95	$7.85	$9.92		$8.14	$4.92

Income (Loss) From Investment Operations:
Net investment income	0.10	0.12	0.12		0.08	0.07
Net realized and unrealized gain (loss) on investments	(0.08)	1.25	(2.12)		1.74	3.18

Total from investment operations	0.02	1.37	(2.00)		1.82	3.25

Less Distributions:	—	(0.27)	(0.07)		(0.04)	(0.03)

Net Asset Value, end of year	$8.97	$8.95	$7.85		$9.92	$8.14

Total Return(a)	0.22%	17.93%	(20.27)%		22.42%	66.31%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$682.4	$1,356.6	$881.0		$1,271.6	$645.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.41%	1.41%	1.43	%(d)	1.40%	1.46%
Expenses Before Waivers and/or Expense Reimbursement	1.42%	1.43%	1.44	%(d)	1.41%	1.46%
Net investment income	1.16%	1.43%	1.34%		0.90%	0.98%
Portfolio turnover rate	28%	20%	67%		20%	21%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Includes 0.01% of loan interest expense.

	AST QMA Emerging Markets Equity Portfolio
	February 25, 2013(c) through December 31, 2013
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.17
Net realized and unrealized loss on investments.	(0.43)

Total from investment operations	(0.26)

Net Asset Value, end of period	$9.74

Total Return(a)	(2.60)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$238.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.43	%(d)
Expenses Before Waivers and/or Expense Reimbursement	1.43	%(d)
Net investment income	1.87	%(d)
Portfolio turnover rate	198	%(e)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Annualized.

(e)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C12

Financial Highlights

	AST QMA Large-Cap Portfolio
	April 29, 2013(c) through December 31, 2013
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.10
Net realized and unrealized gain (loss) on investments	1.71

Total from investment operations	1.81

Net Asset Value, end of period	$11.81

Total Return(a)	18.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,622.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.82	%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.83	%(d)
Net investment income	1.34	%(d)
Portfolio turnover rate	77	%(e)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Annualized.

(e)	Not annualized.

	AST Small-Cap Growth Portfolio
	Year Ended December 31,
	2013	2012	2011(c)	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.66	$20.20	$20.40	$14.99	$11.20

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.07)	— (d)	(0.12)	(0.03)	0.05
Net realized and unrealized gain (loss) on investments	8.04	2.44	(0.08)	5.48	3.75

Total from investment operations	7.97	2.44	(0.20)	5.45	3.80

Less Distributicons:	—	—	—	(0.04)	(0.01)

Capital Contributions (Note 4):	—	0.02	—	—	—

Net Asset Value, end of year	$30.63	$22.66	$20.20	$20.40	$14.99

Total Return(a)	35.17%	12.18%	(0.98)%	36.42%	33.91%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$894.6	$639.4	$517.2	$639.8	$362.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.01%	1.02%	1.03%	1.04%	1.07%
Expenses Before Waivers and/or Expense Reimbursement	1.01%	1.03%	1.04%	1.04%	1.07%
Net investment income (loss)	(0.29)%	(0.09)%	(0.56)%	(0.28)%	0.36%
Portfolio turnover rate	63%	112%	66%	57%	69%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

C13

Financial Highlights

	AST Small-Cap Value Portfolio
	Year Ended December 31,
	2013	2012	2011(c)	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.92	$12.69	$13.57	$10.81	$8.67

Income (Loss) From Investment Operations:
Net investment income	0.14	0.15	0.06	0.06	0.04
Net realized and unrealized gain (loss) on investments	5.44	2.15	(0.88)	2.75	2.26

Total from investment operations	5.58	2.30	(0.82)	2.81	2.30

Less Distributions:	—	(0.07)	(0.07)	(0.05)	(0.16)

Capital Contributions (Note 4):	—	—	0.01	—	—

Net Asset Value, end of year	$20.50	$14.92	$12.69	$13.57	$10.81

Total Return(a)	37.40%	18.16%	(5.98)%	26.11%	26.88%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,220.2	$907.8	$616.7	$1,055.9	$693.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.00%	1.02%	1.03%	1.03%	1.06%
Expenses Before Waivers and/or Expense Reimbursement	1.01%	1.04%	1.04%	1.03%	1.06%
Net investment income	0.73%	1.17%	0.46%	0.56%	0.63%
Portfolio turnover rate	65%	53%	53%	46%	94%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST T. Rowe Price Equity Income Portfolio
	Year Ended December 31,
	2013(c)	2012(c)	2011	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.50	$8.12	$8.34	$7.47	$6.30

Income (Loss) From Investment Operations:
Net investment income	0.17	0.19	0.14	0.09	0.11
Net realized and unrealized gain (loss) on investments	2.65	1.21	(0.27)	0.89	1.34

Total from investment operations	2.82	1.40	(0.13)	0.98	1.45

Less Distributions:	—	(0.02)	(0.09)	(0.11)	(0.28)

Capital Contributions (Note 4):	—	—	— (d)	—	—

Net Asset Value, end of year	$12.32	$9.50	$8.12	$8.34	$7.47

Total Return(a)	29.68%	17.25%	(1.64)%	13.24%	23.80%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,326.5	$2,427.8	$200.9	$233.8	$190.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.84%	0.84%	0.88%	0.88%	0.92%
Expenses Before Waivers and/or Expense Reimbursement	0.84%	0.87%	0.91%	0.92%	0.95%
Net investment income	1.61%	2.15%	1.57%	1.21%	1.83%
Portfolio turnover rate	15%	40%	136%	72%	66%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

C14

Financial Highlights

	AST T. Rowe Price Large-Cap Growth Portfolio
	Year Ended December 31,
	2013(c)	2012	2011	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.31	$12.17	$12.38	$10.69	$6.97

Income (Loss) From Investment Operations:
Net investment loss	(0.05)	(0.01)	(0.01)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	6.35	2.15	(0.20)	1.70	3.73

Total from investment operations	6.30	2.14	(0.21)	1.69	3.72

Net Asset Value, end of year	$20.61	$14.31	$12.17	$12.38	$10.69

Total Return(a)	44.03%	17.58%	(1.70)%	15.81%	53.37%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,884.7	$2,042.0	$1,967.9	$1,557.6	$900.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.95%	0.95%	0.98%	1.01%	1.03%
Expenses Before Waivers and/or Expense Reimbursement	0.97%	0.99%	1.00%	1.02%	1.03%
Net investment income (loss)	(0.29)%	0.01%	(0.19)%	(0.21)%	(0.11)%
Portfolio turnover rate	44%	63%	93%	65%	98%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST T. Rowe Price Natural Resources Portfolio
	Year Ended December 31,
	2013(c)	2012	2011(c)	2010(c)	2009(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$19.70	$19.11	$22.58	$18.84	$17.96

Income (Loss) From Investment Operations:
Net investment income	0.11	0.16	0.08	0.12	0.14
Net realized and unrealized gain (loss) on investments	2.92	0.52	(3.43)	3.71	7.74

Total from investment operations	3.03	0.68	(3.35)	3.83	7.88

Less Distributions:	—	(0.09)	(0.12)	(0.09)	(7.00)

Net Asset Value, end of year	$22.73	$19.70	$19.11	$22.58	$18.84

Total Return(a)	15.38%	3.62%	(14.92)%	20.45%	49.35%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$665.9	$750.3	$608.9	$988.4	$652.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.02%	1.02%	1.03%	1.03%	1.05%
Expenses Before Waivers and/or Expense Reimbursement	1.02%	1.03%	1.04%	1.04%	1.05%
Net investment income	0.51%	0.90%	0.34%	0.65%	0.82%
Portfolio turnover rate	65%	58%	61%	38%	24%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C15

Financial Highlights

	AST Templeton Global Bond Portfolio
	Year Ended December 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.19	$11.11	$11.03	$10.82	$11.21

Income (Loss) From Investment Operations:
Net investment income	0.15	0.22	0.30	0.34	0.44
Net realized and unrealized gain (loss) on investments	(0.57)	0.34	0.16	0.25	0.78

Total from investment operations	(0.42)	0.56	0.46	0.59	1.22

Less Distributions:	—	(0.48)	(0.38)	(0.38)	(1.61)

Net Asset Value, end of year	$10.77	$11.19	$11.11	$11.03	$10.82

Total Return(a)	(3.75)%	5.23%	4.12%	5.74%	12.12%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$578.3	$484.1	$405.1	$421.5	$413.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.95%	0.95%	0.95%	0.98%	0.99%
Expenses Before Waivers and/or Expense Reimbursement	0.98%	0.98%	0.98%	0.98%	0.99%
Net investment income	1.58%	1.97%	2.64%	2.89%	3.47%
Portfolio turnover rate	139%	62%	88%	97%	93%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

	AST Wellington Management Hedged Equity Portfolio
	Year Ended December 31,
	2013(c)	2012	2011(c)	2010	2009(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.95	$8.99	$9.34	$8.19	$6.47

Income (Loss) From Investment Operations:
Net investment income	0.08	0.09	0.04	0.03	0.08
Net realized and unrealized gain (loss) on investments	1.96	0.90	(0.36)	1.16	1.74

Total from investment operations	2.04	0.99	(0.32)	1.19	1.82

Less Distributions:	—	(0.03)	(0.03)	(0.04)	(0.10)

Net Asset Value, end of year	$11.99	$9.95	$8.99	$9.34	$8.19

Total Return(a)	20.50%	11.01%	(3.46)%	14.63%	28.43%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,843.2	$971.7	$547.7	$482.5	$443.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.97%	1.12%	0.87%	0.18%	0.21%
Expenses Before Waivers and/or Expense Reimbursement	1.12%	1.14%	0.87%	0.18%	0.21%
Net investment income	0.74%	1.15%	0.43%	0.34%	0.95%
Portfolio turnover rate	56%	54%	193%	48%	53%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

ADVANCED SERIES TRUST:

We have audited the accompanying statements of assets and liabilities of AST AQR Emerging Markets Equity Portfolio, AST BlackRock iShares ETF Portfolio, AST Cohen & Steers Realty Portfolio, AST Federated Aggressive Growth Portfolio, AST Goldman Sachs Concentrated Growth Portfolio, AST Goldman Sachs Large-Cap Value Portfolio, AST Goldman Sachs Mid-Cap Growth Portfolio, AST Goldman Sachs Small-Cap Value Portfolio, AST Herndon Large-Cap Value Portfolio (formerly AST BlackRock Value Portfolio), AST International Growth Portfolio, AST International Value Portfolio, AST J.P. Morgan International Equity Portfolio, AST Jennison Large-Cap Growth Portfolio, AST Jennison Large-Cap Value Portfolio, AST Large-Cap Value Portfolio, AST Loomis Sayles Large-Cap Growth Portfolio (formerly AST Marsico Capital Growth Portfolio), AST MFS Global Equity Portfolio, AST MFS Growth Portfolio, AST MFS Large-Cap Value Portfolio, AST Mid-Cap Value Portfolio, AST Neuberger Berman Mid-Cap Growth Portfolio, AST Neuberger Berman/LSV Mid-Cap Value Portfolio, AST Parametric Emerging Markets Equity Portfolio, AST QMA Emerging Markets Equity Portfolio, AST QMA Large-Cap Portfolio, AST Small-Cap Growth Portfolio, AST Small-Cap Value Portfolio, AST T. Rowe Price Equity Income Portfolio, AST T. Rowe Price Large-Cap Growth Portfolio, AST T. Rowe Price Natural Resources Portfolio, AST Templeton Global Bond Portfolio and AST Wellington Management Hedged Equity Portfolio (hereafter referred to as the “Portfolios”), each a portfolio of the Advanced Series Trust, including the schedules of investments, as of December 31, 2013, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2013, and the results of their operations, the changes in their net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 18, 2014

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees(1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Susan Davenport Austin (46) No. of Portfolios Overseen: 98	Vice Chairman (since 2013), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; President of Sheridan Gospel Network (Since 2004); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc. (1997-2000); Vice President, Salomon Brothers Inc. (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Chairman of the Board of Directors, Broadcast Music, Inc. (Since 2007); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	None.
Sherry S. Barrat (64) No. of Portfolios Overseen: 98	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011–June 2012); formerly, President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly, Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly, President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (formerly, FPL Group, Inc.) (1998-Present); Director of Arthur J. Gallagher & Company (since July 2013).
Kay Ryan Booth (63) No. of Portfolios Overseen: 98	Managing Director of Cappello Waterfield & Co. LLC (since 2011); formerly, Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008 – January 2009); formerly, Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly, Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.
Delayne Dedrick Gold (75) No. of Portfolios Overseen: 98	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None.
Robert F. Gunia (67) No. of Portfolios Overseen: 98	Independent Consultant (since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc.
W. Scott McDonald, Jr., Ph.D. (76) No. of Portfolios Overseen: 98	Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.	None.
Thomas T. Mooney (72) No. of Portfolios Overseen: 98	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.
Thomas M. O’Brien (63) No. of Portfolios Overseen: 98	Director, The BankUnited (NYSE: BKU) (since May 2012); Consultant, Valley National Bancorp, Inc. and Valley National Bank (since January 2012); Formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006 – January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

E1

Interested Trustees(1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robert F. O’Donnell (45) No. of Portfolios Overseen: 98	President of Prudential Annuities (since April 2012); Senior Vice President, Head of Product, Investment Management & Marketing for Prudential Annuities (October 2008 - April 2012); Senior Vice President, Head of Product (July 2004 - October 2008).	None.
Timothy S. Cronin (48) Number of Portfolios Overseen: 98	Chief Investment Officer and Strategist of Prudential Annuities (since January 2004); Director of Investment & Research Strategy (since February 1998); President of AST Investment Services, Inc. (since June 2005).	None.
Bruce W. Ferris (58) Number of Portfolios Overseen: 98	Senior Vice President, Sales and Distribution, Product, Marketing, Prudential Annuities (since May 2006); Vice President-Sales, The Hartford Insurance Company (October 1994-April 2005); Sales Manager, Aetna Investment Services (October 1993-September 1994).	None.

(1) The year that each Trustee joined the Trust’s Board is as follows: Susan Davenport Austin, 2011; Sherry S. Barrat, 2013; Kay Ryan Booth, 2013; Delayne Dedrick Gold, 2003; Robert F. Gunia, 2003; W. Scott McDonald, Jr. 2003; Thomas T. Mooney, 2003; Thomas M. O’Brien, 1992; Robert F. O’Donnell, 2012; Timothy S. Cronin, 2009; Bruce W. Ferris, 2013.

Trust Officers(a)(1)
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Raymond A. O’Hara (58) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Deborah A. Docs (56) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Kathleen DeNicholas (39) Assistant Secretary	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).
Claudia DiGiacomo (39) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).
Jonathan D. Shain (55) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Andrew R. French (51) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Bruce Karpati (44) Chief Compliance Officer	Chief Compliance Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, the Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (May 2013-Present); formerly National Chief (May 2012-May 2013) and Co-Chief (January 2010-May 2012) of the Asset Management Unit, Division of Enforcement, of the U.S. Securities & Exchange Commission; Assistant Regional Director (January 2005 -January 2010) of the U.S. Securities & Exchange Commission.
Theresa C. Thompson (51) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009 ).
Grace C. Torres (54) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (50) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.

E2

Trust Officers(a)(1)
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Peter Parrella (55) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Alan Fu (57) Assistant Treasurer	Vice President and Corporate Counsel - Tax, Prudential Financial, Inc. (since October 2003).

(a) Excludes Mr. O’Donnell and Mr. Cronin, Interested Trustees who also serve as President and Vice President, respectively.

(1) The year in which each individual became an Officer of the Trust is as follows: Raymond A. O’Hara, 2012; Deborah A. Docs, 2005; Kathleen DeNicholas, 2013; Claudia DiGiacomo, 2005; Jonathan D. Shain, 2005; Andrew R. French, 2006; Amanda S. Ryan, 2012; Bruce Karpati, 2013; Theresa C. Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 2003; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Alan Fu, 2006.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested”, as defined in the Investment Company Act of 1940, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC. Robert F. O’Donnell, Timothy S. Cronin and Bruce W. Ferris are Interested Trustees because they are employed by an affiliate of the Manager of the Trust.

Unless otherwise noted, the address of all Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

“No. of Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC (PI) and/or AST Investment Services, Inc. (ASTI) (collectively, the Manager) that are overseen by the Trustee. The investment companies for which PI and/or ASTI serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential’s Gibraltar Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Global Short Duration High Yield Fund, Inc.

E3

This report must be preceded or accompanied by the current prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Trust’s proxy voting policies and procedures is available, without charge, upon request by calling the appropriate phone number listed below. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Fund’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Fund’s website or by calling the telephone number referenced below.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract or the variable life insurance policy that you have chosen. Please refer to your variable product prospectus to determine which portfolios are available to you.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888.

Owners of Individual Life Insurance contracts should call (800) 778-2255.

The Advanced Series Trust is distributed by Prudential Annuities Distributors, Inc., One Corporate Drive, Shelton, CT, 06484, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	PRSRT STD U.S. POSTAGE PAID LANCASTER, PA PERMIT NO. 1793

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888)778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

Prudential Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

0239333-0000-03    AST-AR-A

ADVANCED SERIES TRUST

ANNUAL REPORT • DECEMBER 31, 2013

This report is one of several that provides financial information about certain investment choices available under variable annuity contracts. Based on the variable annuity contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Trust’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

For information regarding enrollment in the e-Delivery program, please see the inside front cover of this report.

AST Bond Portfolio 2015
AST Bond Portfolio 2016
AST Bond Portfolio 2017
AST Bond Portfolio 2018
AST Bond Portfolio 2019
AST Bond Portfolio 2020
AST Bond Portfolio 2021
AST Bond Portfolio 2022
AST Bond Portfolio 2023
AST Bond Portfolio 2024
AST Global Real Estate Portfolio
AST High Yield Portfolio
AST Lord Abbett Core Fixed Income Portfolio
AST Neuberger Berman Core Bond Portfolio
AST Prudential Core Bond Portfolio
AST QMA US Equity Alpha Portfolio
AST Quantitative Modeling Portfolio
AST Western Asset Core Plus Bond Portfolio
AST Western Asset Emerging Markets Debt Portfolio

For information about enrolling in e-Delivery, please refer to the instructions below. Thank you.

Individual Annuity Contract Owners - To receive your reports online, go to www.annuities.prudential.com/investor/edelivery, or scan the code below.

Individual Life Insurance Contract Owners - To receive your reports online, go to www.prudential.com/edelivery, or scan the code below.

Advanced Series Trust Table of Contents	Annual Report	December 31, 2013

■	LETTER TO CONTRACT OWNERS

■	MANAGEMENT REVIEW

■	PRESENTATION OF PORTFOLIO HOLDINGS

■	FEES AND EXPENSES TABLE

■	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	AST Bond Portfolio 2015	A1
	AST Bond Portfolio 2016	A12
	AST Bond Portfolio 2017	A22
	AST Bond Portfolio 2018	A35
	AST Bond Portfolio 2019	A49
	AST Bond Portfolio 2020	A63
	AST Bond Portfolio 2021	A78
	AST Bond Portfolio 2022	A91
	AST Bond Portfolio 2023	A105
	AST Bond Portfolio 2024	A122
	AST Global Real Estate Portfolio	A135
	AST High Yield Portfolio	A140
	AST Lord Abbett Core Fixed Income Portfolio	A177
	AST Neuberger Berman Core Bond Portfolio	A193
	AST Prudential Core Bond Portfolio	A203
	AST QMA US Equity Alpha Portfolio	A240
	AST Quantitative Modeling Portfolio	A253
	AST Western Asset Core Plus Bond Portfolio	A256
	AST Western Asset Emerging Markets Debt Portfolio	A291

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2013

■	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. The quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets over time. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Robert F. O’Donnell

President,

Advanced Series Trust	January 31, 2014

Advanced Series Trust (AST) Bond Portfolio 2015	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	-0.33%	3.55%	5.43%
Barclays U.S. Government/Credit Index	-2.35	4.40	4.35

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/28/2008. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2013, the AST Bond Portfolio 2015 declined 0.33%.

The Portfolio seeks the highest total return for a specified period of time, consistent with preservation of capital and liquidity needs. The Portfolio is subadvised by Prudential Investment Management, Inc.

The Portfolio outperformed its benchmark, the Barclays U.S. Government/Credit Index (the “Index”), which declined 2.35%. Relative to the Index, the Portfolio’s outperformance was largely the result of its shorter duration, which measures the sensitivity of a security or group of securities to changes in interest rates. Most bond sectors posted negative returns during the period and those with the highest degree of interest-rate sensitivity — generally those of longer duration — recorded the largest declines. In addition, the Portfolio also benefited from its overweight relative to the Index in non-Treasury investment-grade sectors and its underweight in U.S. government securities.

The Portfolio also tries to achieve an appropriate match between its assets and a liability under certain annuity benefit programs, which have a similar maturity to the Barclays Fixed Maturity (2015) Zero Coupon Swaps Index (“Swap Index”). For the year, the Portfolio underperformed the 0.48% return of the Swap Index. Issue selection limited the positive contribution of the Portfolio’s sector positioning, which had a high-quality bias to maintain liquidity. Spreads (differences in yields between bonds of comparable maturities) narrowed during the period, constraining the gains of the Portfolio’s higher-quality holdings. The Portfolio’s duration position also dampened its performance versus the Swap Index. The Portfolio benefited from its exposures to non-Treasury sectors, including investment-grade corporate bonds, commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), and non-U.S. sovereign debt.

Aside from positive returns recorded by global high yield corporate bonds and European peripheral debt, 2013 was generally a tough year for bonds — with the Barclays U.S. Aggregate Bond Index posting a rare negative return of 2.02%. Emerging markets debt, investment-grade corporate bonds, and mortgage-backed securities also recorded negative returns. The year began calmly, but in the second quarter, fears of the Federal Reserve (Fed) tapering its bond buying program prompted investors to push up interest rates worldwide. Bond prices, which move inversely with yields, declined, reflecting the prospect of reduced support from the Fed for Treasuries and mortgage-backed securities and a strengthening of the U.S. economy. In September, after the Fed decided to delay tapering, interest rates declined somewhat, rising once again in the fourth quarter. In December, the Fed said it would begin tapering its bond buying program in January 2014. The central bank announced it would reduce its purchases of U.S. Treasury securities and mortgage-backed securities from $85 billion a month to $75 billion a month.

U.S. Treasury yields increased during the year. Two-year yields rose modestly to 0.38%, five-year yields rose to 1.74%, and 30-year yields climbed to 3.97%.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. Barclays Fixed Maturity (2015) Zero Coupon Swaps Index is designed to replicate the performance of investments in nominal interest rate swaps using transparent swap pricing based on ISDA swap fixing rates. Each index reflects the return of entering into a nominal swap for a specific tenor length measured in years on each roll date. Barclays U.S. Aggregate Bond Index an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Prudential Investment Management, Inc. is a registered investment adviser and Prudential Financial company.

1

Advanced Series Trust (AST) Bond Portfolio 2016	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-0.69%	3.68%
Barclays U.S. Government/Credit Index	-2.35	4.40

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/2/2009. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2013, the AST Bond Portfolio 2016 declined 0.69%.

The Portfolio seeks the highest total return for a specified period of time, consistent with preservation of capital and liquidity needs. The Portfolio is subadvised by Prudential Investment Management, Inc.

The Portfolio outperformed its benchmark, the Barclays U.S. Government/Credit Index (the “Index”), which declined 2.35%. Relative to the Index, the Portfolio’s outperformance was largely the result of its shorter duration, which measures the sensitivity of a security or group of securities to changes in interest rates. Most bond sectors posted negative returns during the period and those with the highest degree of interest-rate sensitivity — generally those of longer duration — recorded the largest declines. In addition, the Portfolio also benefited from its overweight relative to the Index in non-Treasury investment-grade sectors and its underweight in U.S. government securities.

The Portfolio also tries to achieve an appropriate match between its assets and a liability under certain annuity benefit programs, which have a similar maturity to the Barclays Fixed Maturity (2016) Zero Coupon Swaps Index (“Swap Index”). For the year, the Portfolio underperformed the Swap Index, which declined 0.09. Issue selection detracted versus the Swap Index, especially the Portfolio’s positioning in U.S. Treasuries and non-U.S. sovereign debt.

The Portfolio benefited from its exposures to non-Treasury sectors, especially investment-grade corporate bonds and non-U.S. sovereign debt as well as commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS). In addition, the Portfolio’s duration position added to its performance versus the Swap Index.

Aside from positive returns recorded by global high yield corporate bonds and European peripheral debt, 2013 was generally a tough year for bonds — with the Barclays U.S. Aggregate Bond Index posting a rare negative return of 2.02%. Emerging markets debt, investment-grade corporate bonds, and mortgage-backed securities also recorded negative returns. The year began calmly, but in the second quarter, fears of the Federal Reserve (Fed) tapering its bond-buying program prompted investors to push up interest rates worldwide. Bond prices, which move inversely with yields, declined, reflecting the prospect of reduced support from the Fed for Treasuries and mortgage-backed securities and a strengthening of the U.S. economy. In September, after the Fed decided to delay tapering, interest rates declined somewhat, rising once again in the fourth quarter. In December, the Fed said it would begin tapering its bond buying program in January 2014. The central bank announced it would reduce its purchases of U.S. Treasury securities and mortgage-backed securities from $85 billion a month to $75 billion a month.

U.S. Treasury yields increased during the year. Two-year yields rose modestly to 0.38%, five-year yields rose to 1.74%, and 30-year yields climbed to 3.97%.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. Barclays Fixed Maturity (2016) Zero Coupon Swaps Index is designed to replicate the performance of investments in nominal interest rate swaps using transparent swap pricing based on ISDA swap fixing rates. Each index reflects the return of entering into a nominal swap for a specific tenor length measured in years on each roll date. Barclays U.S. Aggregate Bond Index an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

2

Advanced Series Trust (AST) Bond Portfolio 2017	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-2.06%	5.90%
Barclays U.S. Government/Credit Index	-2.35	4.36

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/4/2010. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2013, the AST Bond Portfolio 2017 declined 2.06%.

The Portfolio seeks the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. The Portfolio is subadvised by Prudential Investment Management, Inc.

The Portfolio outperformed its benchmark, the Barclays U.S. Government/Credit Index (the “Index”), which declined 2.35%. Relative to the Index, the Portfolio’s outperformance was largely the result of its shorter duration, which measures the sensitivity of a security or group of securities to changes in interest rates. Most bond sectors posted negative returns during the period and those with the highest degree of interest-rate sensitivity — generally those of longer duration — recorded the largest declines. In addition, the Portfolio also benefited from its overweight relative to the Index in non-Treasury investment-grade sectors and its underweight in U.S. government securities.

The Portfolio also tries to achieve an appropriate match between its assets and a liability under certain annuity benefit programs, which have a similar maturity to the Barclays Fixed Maturity (2017) Zero Coupon Swaps Index (“Swap Index”). For the year, the Portfolio underperformed the Swap Index, which declined 1.20%. Issue selection detracted versus the Swap Index, especially the Portfolio’s positioning in U.S. Treasuries, agency bonds, and non-U.S. sovereign debt. The Portfolio’s duration and yield curve positioning also dampened performance versus the Swap Index. The Portfolio benefited from its exposure to non-Treasury sectors, especially investment-grade corporate bonds and non-U.S. sovereign debt as well as commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS).

Aside from positive returns recorded by global high yield corporate bonds and European peripheral debt, 2013 was generally a tough year for bonds — with the Barclays U.S. Aggregate Bond Index posting a rare negative return of 2.02%. Emerging markets debt, investment-grade corporate bonds, and mortgage-backed securities also recorded negative returns. The year began calmly, but in the second quarter, fears of the Federal Reserve (Fed) tapering its bond buying program prompted investors to push up interest rates worldwide. Bond prices, which move inversely with yields, declined, reflecting the prospect of reduced support from the Fed for Treasuries and mortgage-backed securities and a strengthening of the U.S. economy. In September, after the Fed decided to delay tapering, interest rates declined somewhat, rising once again in the fourth quarter. In December, the Fed said it would begin tapering its bond buying program in January 2014. The central bank announced it would reduce its purchases of U.S. Treasury securities and mortgage-backed securities from $85 billion a month to $75 billion a month.

U.S. Treasury yields increased during the year. Two-year yields rose modestly to 0.38%, five-year yields rose to 1.74%, and 30-year yields climbed to 3.97%.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. Barclays Fixed Maturity (2017) Zero Coupon Swaps Index is designed to replicate the performance of investments in nominal interest rate swaps using transparent swap pricing based on ISDA swap fixing rates. Each index reflects the return of entering into a nominal swap for a specific tenor length measured in years on each roll date. Barclays U.S. Aggregate Bond Index an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

3

Advanced Series Trust (AST) Bond Portfolio 2018	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	-3.14%	3.97%	6.92%
Barclays U.S. Government/Credit Index	-2.35	4.40	4.35

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/28/2008. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2013, the AST Bond Portfolio 2018 declined 3.14%.

The Portfolio’s seeks the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. The Portfolio is subadvised by Prudential Investment Management, Inc.

The Portfolio underperformed its benchmark, the Barclays U.S. Government/Credit Index (the “Index”), which declined 2.35%. The Portfolio’s underperformance was primarily the result of mutual fund operating expenses, which are not included in the Index return. Relative to its duration position, the Portfolio generally performed in line with the Index. Both the Portfolio and the Index have shorter durations; duration measures the sensitivity of a security or group of securities to changes in interest rates. Most bond sectors posted negative returns during the period and those with the highest degree of interest-rate sensitivity — generally those of longer duration — recorded the largest declines. The Portfolio benefited from its overweight relative to the Index in non-Treasury investment grade sectors and its underweight in U.S. government securities.

The Portfolio also tries to achieve an appropriate match between its assets and a liability under certain annuity benefit programs, which have a similar maturity to the Barclays Fixed Maturity (2018) Zero Coupon Swaps Index (“Swap Index”). For the year, the Portfolio underperformed the Swap Index, which declined 2.59%. Individual issue selection detracted, with the Portfolio’s positioning in agency bonds and non-U.S. sovereign debt dampening performance the most. The Portfolio benefited from its exposure to non-Treasury sectors, especially investment-grade corporate bonds and non-U.S. sovereign debt, as well as commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS). The Portfolio’s duration and yield curve positioning also added modestly to returns.

Aside from positive returns recorded by global high yield corporate bonds and European peripheral debt, 2013 was generally a tough year for bonds — with the Barclays U.S. Aggregate Bond Index posting a rare negative return of 2.02%. Emerging markets debt, investment-grade corporate bonds, and mortgage-backed securities also recorded negative returns. The year began calmly, but in the second quarter, fears of the Federal Reserve (Fed) tapering its bond buying program prompted investors to push up interest rates worldwide. Bond prices, which move inversely with yields, declined, reflecting the prospect of reduced support from the Fed for Treasuries and mortgage-backed securities and a strengthening of the U.S. economy. In September, after the Fed decided to delay tapering, interest rates declined somewhat, rising once again in the fourth quarter. In December, the Fed said it would begin tapering its bond buying program in January 2014. The central bank announced it would reduce its purchases of U.S. Treasury securities and mortgage-backed securities from $85 billion a month to $75 billion a month.

U.S. Treasury yields increased during the year. Two-year yields rose modestly to 0.38%, five-year yields rose to 1.74%, and 30-year yields climbed to 3.97%.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. Barclays Fixed Maturity (2018) Zero Coupon Swaps Index is designed to replicate the performance of investments in nominal interest rate swaps using transparent swap pricing based on ISDA swap fixing rates. Each index reflects the return of entering into a nominal swap for a specific tenor length measured in years on each roll date. Barclays U.S. Aggregate Bond Index an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

4

Advanced Series Trust (AST) Bond Portfolio 2019	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	-4.83%	3.73%	6.82%
Barclays U.S. Government/Credit Index	-2.35	4.40	4.35

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/28/2008. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2013, the AST Bond Portfolio 2019 declined 4.83%.

The Portfolio seeks the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. The Portfolio is subadvised by Prudential Investment Management, Inc.

The Portfolio underperformed its benchmark, the Barclays U.S. Government/Credit Index (the “Index”), which declined 2.35%.

Relative to the Index, the Portfolio’s underperformance was largely the result of its longer duration, which measures the sensitivity of a security or group of securities to changes in interest rates. Most bond sectors posted negative returns during the period and those with the highest degree of interest-rate sensitivity — generally those of longer duration — recorded the largest declines. In addition, during the year, swap spreads (the difference in yield between a fixed-rate interest rate swap and a U.S. government bond of the same maturity) widened, which had a negative impact on the Portfolio’s performance. An interest rate swap is a derivative instrument through which two parties agree to exchange interest rate cash flows. In the Portfolio, it is used primarily as a means of hedging interest rate exposure. On the positive side, the Portfolio benefited from its overweight in non-Treasury investment-grade sectors and its underweight in U.S. government securities.

The Portfolio also tries to achieve an appropriate match between its assets and a liability under certain annuity benefit programs, which have a similar maturity to the Barclays Fixed Maturity (2019) Zero Coupon Swaps Index (“Swap Index”). For the year, the Portfolio underperformed the Swap Index, which declined 4.07%. Versus the Swap Index, individual issue selection dampened relative returns, with positions in agency bonds and non-U.S. sovereign debt detracting the most. The Portfolio benefited from its exposures to non-Treasury sectors, including investment-grade corporate bonds, commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), and non-U.S. sovereign debt. The Portfolio’s duration and yield curve positioning added modestly.

Aside from positive returns recorded by global high yield corporate bonds and European peripheral debt, 2013 was generally a tough year for bonds — with the Barclays U.S. Aggregate Bond Index posting a rare negative return of 2.02%. Emerging markets debt, investment-grade corporate bonds, and mortgage-backed securities also recorded negative returns. The year began calmly, but in the second quarter, fears of the Federal Reserve (Fed) tapering its bond-buying program prompted investors to push up interest rates worldwide. Bond prices, which move inversely with yields, declined, reflecting the prospect of reduced support from the Fed for Treasuries and mortgage-backed securities and a strengthening of the U.S. economy. In September, after the Fed decided to delay tapering, interest rates declined somewhat, rising once again in the fourth quarter. In December, the Fed said it would begin tapering its bond buying program in January 2014. The central bank announced it would reduce its purchases of U.S. Treasury securities and mortgage-backed securities from $85 billion a month to $75 billion a month.

U.S. Treasury yields increased during the year. Two-year yields rose modestly to 0.38%, five-year yields rose to 1.74%, and 30-year yields climbed to 3.97%.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. Barclays Fixed Maturity (2019) Zero Coupon Swaps Index is designed to replicate the performance of investments in nominal interest rate swaps using transparent swap pricing based on ISDA swap fixing rates. Each index reflects the return of entering into a nominal swap for a specific tenor length measured in years on each roll date. Barclays U.S. Aggregate Bond Index an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

5

Advanced Series Trust (AST) Bond Portfolio 2020	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-6.52%	3.38%
Barclays U.S. Government/Credit Index	-2.35	4.40

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/2/2009. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2013, the AST Bond Portfolio 2020 declined 6.52%.

The Portfolio seeks the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. The Portfolio is subadvised by Prudential Investment Management, Inc.

The Portfolio underperformed its benchmark, the Barclays U.S. Government/Credit Index (the “Index”), which declined 2.35%.

Relative to the Index, the Portfolio’s underperformance was largely the result of its longer duration, which measures the sensitivity of a security or group of securities to changes in interest rates. Most bond sectors posted negative returns during the period and those with the highest degree of interest-rate sensitivity — generally those of longer duration — recorded the largest declines. In addition, during the year, swap spreads (the difference in yield between a fixed-rate interest rate swap and a U.S. government bond of the same maturity) widened, which had a negative impact on the Portfolio’s performance. An interest rate swap is a derivative instrument through which two parties agree to exchange interest rate cash flows. In the Portfolio, it is used primarily as a means of hedging interest rate exposure. On the positive side, the Portfolio benefited from its overweight relative to the Index in non-Treasury investment-grade sectors and its underweight in U.S. government securities.

The Portfolio also tries to achieve an appropriate match between its assets and a liability under certain annuity benefit programs, which have a similar maturity to the Barclays Fixed Maturity (2020) Zero Coupon Swaps Index (“Swap Index”). For the year, the Portfolio underperformed the Swap Index, which declined 5.54%. Individual issue selection hurt relative returns, with positions in agency bonds and non-U.S. sovereign debt detracting the most. The Portfolio benefited from its exposures to non-Treasury sectors, including investment-grade corporate bonds, commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), and non-U.S. sovereign debt. The Portfolio’s duration and yield curve positioning also contributed positively.

Aside from positive returns by global high yield corporate bonds and European peripheral debt, 2013 was generally a tough year for bonds — with the Barclays U.S. Aggregate Bond Index posting a rare negative return of 2.02%. Emerging markets debt, investment-grade corporate bonds, and mortgage-backed securities also recorded negative returns. The year began calmly, but in the second quarter, fears of the Federal Reserve (Fed) tapering its bond-buying program prompted investors to push up interest rates worldwide. Bond prices, which move inversely with yields, declined, reflecting the prospect of reduced support from the Fed for Treasuries and mortgage-backed securities and a strengthening of the U.S. economy. In September, after the Fed decided to delay tapering, interest rates declined somewhat, rising once again in the fourth quarter. In December, the Fed said it would begin tapering its bond buying program in January 2014. The central bank announced it would reduce its purchases of U.S. Treasury securities and mortgage-backed securities from $85 billion a month to $75 billion a month.

U.S. Treasury yields increased during the year. Two-year yields rose modestly to 0.38%, five-year yields rose to 1.74%, and 30-year yields climbed to 3.97%.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. Barclays Fixed Maturity (2020) Zero Coupon Swaps Index is designed to replicate the performance of investments in nominal interest rate swaps using transparent swap pricing based on ISDA swap fixing rates. Each index reflects the return of entering into a nominal swap for a specific tenor length measured in years on each roll date. Barclays U.S. Aggregate Bond Index an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

6

Advanced Series Trust (AST) Bond Portfolio 2021	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-7.00%	7.60%
Barclays U.S. Government/Credit Index	-2.35	4.36

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/4/2010. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2013, the AST Bond Portfolio 2021 declined 7.00%.

The Portfolio seeks the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. The Portfolio is subadvised by Prudential Investment Management, Inc.

The Portfolio underperformed its benchmark, the Barclays U.S. Government/Credit Index (the “Index”), which declined 2.35%.

Relative to the Index, the Portfolio’s underperformance was largely the result of its longer duration, which measures the sensitivity of a security or group of securities to changes in interest rates. Most bond sectors posted negative returns during the period and those with the highest degree of interest-rate sensitivity — generally those of longer duration — recorded the largest declines. In addition, during the year, swap spreads (the difference in yield between a fixed-rate interest rate swap and a U.S. government bond of the same maturity) widened, which had a negative impact on the Portfolio’s performance. An interest rate swap is a derivative instrument through which two parties agree to exchange interest rate cash flows. On the positive side, the Portfolio benefited from its overweight relative to the Index in non-Treasury investment grade sectors and its underweight in U.S. government securities.

The Portfolio also tries to achieve an appropriate match between its assets and a liability under certain annuity benefit programs, which have a similar maturity to the Barclays Fixed Maturity (2021) Zero Coupon Swaps Index (“Swap Index”). The Portfolio underperformed the Swap Index, which declined 6.92%. Individual issue selection hurt relative returns, with positions in investment-grade corporate bonds and non-U.S. sovereign debt detracting the most. The Portfolio benefited from its exposures to non-Treasury sectors, including investment-grade corporate bonds, commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), and non-U.S. sovereign debt. The Portfolio’s duration and yield curve positioning also contributed positively versus the Swap Index.

Aside from positive returns recorded by global high yield corporate bonds and European peripheral debt, 2013 was generally a tough year for bonds, with the Barclays U.S. Aggregate Bond Index posting a rare negative return of 2.02%. Emerging markets debt, investment-grade corporate bonds, and mortgage-backed securities also recorded negative returns. The year began calmly, but in the second quarter, fears of the Federal Reserve (Fed) tapering its bond-buying program prompted investors to push up interest rates worldwide. Bond prices, which move inversely with yields, declined, reflecting the prospect of reduced support from the Fed for Treasuries and mortgage-backed securities and a strengthening of the U.S. economy. In September, after the Fed decided to delay tapering, interest rates declined somewhat, rising once again in the fourth quarter. In December, the Fed said it would begin tapering its bond buying program in January 2014. The central bank announced it would reduce its purchases of U.S. Treasury securities and mortgage-backed securities from $85 billion a month to $75 billion a month.

U.S. Treasury yields increased during the year. Two-year yields rose modestly to 0.38%, five-year yields rose to 1.74%, and 30-year yields climbed to 3.97%.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. Barclays Fixed Maturity (2021) Zero Coupon Swaps Index is designed to replicate the performance of investments in nominal interest rate swaps using transparent swap pricing based on ISDA swap fixing rates. Each index reflects the return of entering into a nominal swap for a specific tenor length measured in years on each roll date. Barclays U.S. Aggregate Bond Index an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

7

Advanced Series Trust (AST) Bond Portfolio 2022	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-9.74%	5.37%
Barclays U.S. Government/Credit Index	-2.35	3.63

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/3/2011. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2013, the AST Bond Portfolio 2022 declined 9.74%.

The Portfolio seeks the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. The Portfolio is subadvised by Prudential Investment Management, Inc.

The Portfolio underperformed its benchmark, the Barclays U.S. Government/Credit Index (the “Index”), which declined 2.35%.

The Portfolio’s underperformance was largely the result of its longer duration, which measures the sensitivity of a security or group of securities to changes in interest rates. Most bond sectors posted negative returns during the period and those with the highest degree of interest-rate sensitivity — generally those of longer duration — recorded the largest declines. In addition, swap spreads (the difference in yield between a fixed-rate interest rate swap and a U.S. government bond of the same maturity) widened, which had a negative impact on the Portfolio’s performance. An interest rate swap is a derivative instrument through which two parties agree to exchange interest rate cash flows. On the positive side, the Portfolio benefited from its overweight relative to the Index in non-Treasury investment grade sectors and its underweight in U.S. government securities.

The Portfolio also tries to achieve an appropriate match between its assets and a liability under certain annuity benefit programs, which have a similar maturity to the Barclays Fixed Maturity (2022) Zero Coupon Swaps Index (“Swap Index”). For the year, the Portfolio underperformed the Swap Index, which declined 8.19%. Individual issue selection hurt relative returns, with positions in Treasuries and non-U.S. sovereign debt detracting the most. The Portfolio’s duration and yield curve positioning also detracted from performance. The Portfolio benefited from its exposures to non-Treasury sectors, including investment-grade corporate bonds, commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), and non-U.S. sovereign debt.

Aside from positive returns recorded by global high yield corporate bonds and European peripheral debt, 2013 was generally a tough year for bonds, with the Barclays U.S. Aggregate Bond Index posting a rare negative return of 2.02%. Emerging markets debt, investment-grade corporate bonds, and mortgage-backed securities also recorded negative returns. The year began calmly, but in the second quarter, fears of the Federal Reserve (“Fed”) tapering its bond buying program prompted investors to push up interest rates worldwide. Bond prices, which move inversely with yields, declined, reflecting the prospect of reduced support from the Fed for Treasuries and mortgage-backed securities and a strengthening of the U.S. economy. In September, after the Fed decided to delay tapering, interest rates declined somewhat, rising once again in the fourth quarter. In December, the Fed said it would begin tapering its bond buying program in January 2014. The central bank announced it would reduce its purchases of U.S. Treasury securities and mortgage-backed securities from $85 billion a month to $75 billion a month.

U.S. Treasury yields increased during the year. Two-year yields rose modestly to 0.38%, five-year yields rose to 1.74%, and 30-year yields climbed to 3.97%.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. Barclays Fixed Maturity (2022) Zero Coupon Swaps Index is designed to replicate the performance of investments in nominal interest rate swaps using transparent swap pricing based on ISDA swap fixing rates. Each index reflects the return of entering into a nominal swap for a specific tenor length measured in years on each roll date. Barclays U.S. Aggregate Bond Index an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

8

Advanced Series Trust (AST) Bond Portfolio 2023	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-10.20%	-2.49%
Barclays U.S. Government/Credit Index	-2.35	1.17

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/3/2012. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2013, the AST Bond Portfolio 2023 declined 10.20%.

The Portfolio seeks the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. The Portfolio is subadvised by Prudential Investment Management, Inc.

The Portfolio underperformed its benchmark, the Barclays U.S. Government/Credit Index (the “Index”), which declined 2.35%.

The Portfolio’s underperformance was largely the result of its longer duration, which measures the sensitivity of a security or group of securities to changes in interest rates. Most bond sectors posted negative returns during the period and those with the highest degree of interest-rate sensitivity — generally those of longer duration — recorded the largest declines. In addition, swap spreads (the difference in yield between a fixed-rate interest rate swap and a U.S. government bond of the same maturity) widened, which had a negative impact on the Portfolio’s performance. An interest rate swap is a derivative instrument through which two parties agree to exchange interest rate cash flows. On the positive side, the Portfolio benefited from its overweight relative to the Index in non-Treasury investment grade sectors and its underweight in U.S. government securities.

The Portfolio also tries to achieve an appropriate match between its assets and a liability under certain annuity benefit programs, which have a similar maturity to the Barclays Fixed Maturity (2023) Zero Coupon Swaps Index (“Swap Index”). For the year, the Portfolio underperformed the Swap Index, which declined 9.35%. Individual issue selection hurt relative returns, with positions in agency bonds and non-U.S. sovereign debt detracting the most. The Portfolio benefited from its exposures to non-Treasury sectors, including investment-grade corporate bonds, commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), and non-U.S. sovereign debt. The Portfolio’s duration and yield curve positioning also contributed positively to performance.

Aside from positive returns recorded by global high yield corporate bonds and European peripheral debt, 2013 was generally a tough year for bonds, with the Barclays U.S. Aggregate Bond Index posting a rare negative return of 2.02%. Emerging markets debt, investment-grade corporate bonds, and mortgage-backed securities also recorded negative returns. The year began calmly, but in the second quarter, fears of the Federal Reserve (Fed) tapering its bond buying program prompted investors to push up interest rates worldwide. Bond prices, which move inversely with yields, declined, reflecting the prospect of reduced support from the Fed for Treasuries and mortgage-backed securities and a strengthening of the U.S. economy. In September, after the Fed decided to delay tapering, interest rates declined somewhat, rising once again in the fourth quarter. In December, the Fed said it would begin tapering its bond buying program in January 2014. The central bank announced it would reduce its purchases of U.S. Treasury securities and mortgage-backed securities from $85 billion a month to $75 billion a month.

U.S. Treasury yields increased during the year. Two-year yields rose modestly to 0.38%, five-year yields rose to 1.74%, and 30-year yields climbed to 3.97%.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. Barclays Fixed Maturity (2023) Zero Coupon Swaps Index is designed to replicate the performance of investments in nominal interest rate swaps using transparent swap pricing based on ISDA swap fixing rates. Each index reflects the return of entering into a nominal swap for a specific tenor length measured in years on each roll date. Barclays U.S. Aggregate Bond Index an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

9

Advanced Series Trust (AST) Bond Portfolio 2024	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Cumulative Total Returns	Since Inception
Portfolio	-10.90%
Barclays U.S. Government/Credit Index	-2.35

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/2/2013. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2013, the AST Bond Portfolio 2024 declined 10.90%.

The Portfolio seeks the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. The Portfolio is subadvised by Prudential Investment Management, Inc.

The Portfolio underperformed its benchmark, the Barclays U.S. Government/Credit Index (the “Index”), which declined 2.35%.

The Portfolio’s underperformance was largely the result of its longer duration, which measures the sensitivity of a security or group of securities to changes in interest rates. Most bond sectors posted negative returns during the period and those with the highest degree of interest-rate sensitivity — generally those of longer duration — recorded the largest declines. In addition, swap spreads (the difference in yield between a fixed-rate interest rate swap and a U.S. government bond of the same maturity) widened, which had a negative impact on the Portfolio’s performance. An interest rate swap is a derivative instrument through which two parties agree to exchange interest rate cash flows. On the positive side, the Portfolio benefited from its overweight relative to the Index in non-Treasury investment grade sectors and its underweight in U.S. government securities.

The Portfolio also tries to achieve an appropriate match between its assets and a liability under certain annuity benefit programs, which have a similar maturity to the Barclays Fixed Maturity (2024) Zero Coupon Swaps Index (“Swap Index”). For the year, the Portfolio underperformed the Swap Index, which declined 10.48%. Individual issue selection hurt relative returns, with positions in commercial mortgage-backed securities (CMBS) and non-U.S. sovereign debt detracting the most. The Portfolio benefited from its exposures to non-Treasury sectors, including investment-grade corporate bonds, CMBS, asset-backed securities (ABS), and non-U.S. sovereign debt. The Portfolio’s duration and yield curve positioning also contributed positively to performance.

Aside from positive returns recorded by global high yield corporate bonds and European peripheral debt, 2013 was generally a tough year for bonds — with the Barclays U.S. Aggregate Bond Index posting a rare negative return of 2.02%. Emerging markets debt, investment-grade corporate bonds, and mortgage-backed securities also recorded negative returns. The year began calmly, but in the second quarter, fears of the Federal Reserve (Fed) tapering its bond buying program prompted investors to push up interest rates worldwide. Bond prices, which move inversely with yields, declined, reflecting the prospect of reduced support from the Fed for Treasuries and mortgage-backed securities and a strengthening of the U.S. economy. In September, after the Fed decided to delay tapering, interest rates declined somewhat, rising once again in the fourth quarter. In December, the Fed said it would begin tapering its bond buying program in January 2014. The central bank announced it would reduce its purchases of U.S. Treasury securities and mortgage-backed securities from $85 billion a month to $75 billion a month.

U.S. Treasury yields increased during the year. Two-year yields rose modestly to 0.38%, five-year yields rose to 1.74%, and 30-year yields climbed to 3.97%.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. Barclays Fixed Maturity (2024) Zero Coupon Swaps Index is designed to replicate the performance of investments in nominal interest rate swaps using transparent swap pricing based on ISDA swap fixing rates. Each index reflects the return of entering into a nominal swap for a specific tenor length measured in years on each roll date. Barclays U.S. Aggregate Bond Index an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

10

Advanced Series Trust (AST) Global Real Estate Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	4.35%	15.33%	1.15%
S&P Developed BMI Property Net Index	5.01	15.60	1.42

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 5/1/2008. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2013, the AST Global Real Estate Portfolio returned 4.35%.

The Portfolio is subadvised by Prudential Real Estate Investors, also known as PREI®, a business unit of Prudential Investment Management, Inc. The Portfolio’s investment objective is capital appreciation and income.

Global real estate markets had a weak year relative to the broader equity markets, as the threat of quantitative easing throughout the year worried investors and implied an increased cost of capital for real estate investment trusts (REITs).

The Portfolio underperformed its benchmark, the S&P Developed BMI Property Net Index (the Index), which returned 5.01%. The primary drivers of relative performance included stock selection in both North America and Asia, while an underweight of Europe and an overweight of Brazil detracted slightly.

Within the U.S., the Portfolio benefited primarily from stock selection in the hotel and office property sectors relative to the Index. Likewise, the Portfolio’s underweight of the healthcare sector and overweight of storage benefited relative performance. Conversely, the most notable detractors were an overweight in retail and an underweight in triple net lease property sectors.

Within the Asia Pacific region, the underweight of Singapore and stock selection in Japan were the largest contributors to relative performance. Stock selection in Singapore was the most notable negative detractor in the region.

Within Europe, the main contributors to relative performance included the underweight of Switzerland, the overweight of France, and stock selection in Germany. Conversely, stock selection in the U.K. and the underweight of Sweden hurt relative performance.

In 2014, in the U.S, REITs are expected to experience continued improvement in operating fundamentals, and are poised to deliver double-digit dividend and cash flow growth. In an environment of rising interest rates, PREI is positioned to focus on companies with strong relative cash flow growth that trade at reasonable valuations relative to their private market value. PREI is currently finding the best opportunities in the apartment and mall sectors, with select opportunities in the office and industrial sectors.

In Europe, PREI has maintained a neutral weight as expectations are for the region to perform reasonably well over the next year despite the strong performance in 2013. The core of PREI’s overweight positions is concentrated in the U.K., Germany and the Nordics.

In Asia, Japan remains the biggest overweight. Real estate fundamentals continue to improve, backed by stabilizing land prices across the board and declining office vacancies. PREI is also overweight in Hong Kong despite expectations of deterioration in market fundamentals as residential transaction volumes drop. However, PREI believes a lot of the negative sentiment is already factored into the share prices and valuations are looking very attractive. PREI is underweight in Singapore developers as valuations have not fully factored in the risk of a drop in property prices and low transaction volumes.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

The S&P Developed BMI Property Net Index is a leading unmanaged benchmark of both institutional and retail real estate funds. With approximately 350 constituents from 18 countries, the World Property Index provides investors a comprehensive benchmark that can be used for active or passive management. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

11

Advanced Series Trust (AST) High Yield Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	7.18%	14.14%	6.24%
BofA Merrill Lynch U.S. High Yield Master II Index	7.42	18.65	8.46
Barclays U.S. High Yield 2% Issuer Capped Index	7.44	18.96	8.61

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2013, the AST High Yield Portfolio returned 7.18%.

The Portfolio’s investment objective is maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio is subadvised by Prudential Investment Management, Inc., (PIM), and J.P. Morgan Investment Management, Inc. (J.P. Morgan).

The Barclays U.S. High Yield 2% Issuer Capped Index (the Index) returned 7.44%. In the United States bond market, the High Yield sector outpaced all other fixed income sectors in 2013, as the sector’s high income and solid fundamentals outweighed the rise in interest rates.

Both the PIM and J.P. Morgan segments had returns close to the Index. The PIM segment was helped by an emphasis on higher quality bonds with a shorter average duration than the Index for much of the year. Overall security selection and sector allocation added to its performance. Though positioning within the energy and media and entertainment sectors detracted slightly, issue selection within technology and gaming were very strong contributors. The J.P. Morgan segment benefited from overweights in the financials and industrials sectors and an underweight in the utilities, sector. Overall, security selection contributed positively, after accounting for a slight negative impact in the basic materials sector.

The Portfolio held a small amount of credit defaults swaps, which are derivatives similar to insurance contracts on debt positions, to substitute for cash holdings. They did not have a material impact on its performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

BofA Merrill Lynch U.S. High Yield Master II Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Barclays U.S. High Yield 2% Issuer Capped Index is an unmanaged index of the 2% Issuer Cap component of the Barclays Capital High Yield Corporate Bond Index, which is an unmanaged market value-weighted index of fixed rate, non-investment grade debt. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Prudential Investment Management, Inc. is a registered investment adviser and Prudential Financial company.

12

Advanced Series Trust (AST) Lord Abbett Core Fixed-Income Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-2.00%	11.79%	5.42%
Barclays U.S. Aggregate Bond Index	-2.02	4.44	4.55

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2013, the AST Lord Abbett Core Fixed-Income Portfolio declined by 2.00%.

The Portfolio’s investment objective is to seek income and capital appreciation to produce a high total return. The Portfolio is subadvised by Lord, Abbett & Co. LLC.

2013 was an epic year in the U.S. bond market, driven as much by fluctuations in monetary policy as changes in the economy. The year began with the fiscal cliff and ended with the Federal Reserve’s (the Fed) announcement of its intent to begin tapering its bond buying program. With the U.S. more than four years into its economic recovery, the majority of Federal Reserve (the Fed) policy makers were anxious to begin their exit from large-scale bond purchases. Investors pushed up interest rates, repricing the market to reflect the prospect of reduced support from the Fed for Treasuries and mortgages and a strengthening of the U.S. economy. As a result, the cost of credit increased significantly and bond prices generally fell.

Corporate bonds outperformed U.S. Treasuries but posted a negative return due to the overall rise in interest rates. Investors’ willingness to assume credit risk in the continued reach for yield led lower-rated investment-grade corporate bonds to outperform higher-rated issues. Mortgage-backed securities outperformed Treasuries after the Fed’s tapering announcement prompted a rise in rates. European bonds outpaced their U.S. counterparts on signs of renewed economic growth and stronger investor demand.

The Portfolio slightly outperformed its benchmark, the Barclays U.S. Aggregate Bond Index (the Index), which declined by 2.02% for the year, This was largely due to an overweight to, as well as security selection in, investment-grade corporates, as the Portfolio concentrated on BBB-rated bonds, which outperformed higher-rated issues.

The Portfolio’s allocation to commercial mortgage-backed securities (CMBS) added to relative performance. The Portfolio’s overweight in the sector, as well as security selection, boosted returns.

An underweight to fixed-rate mortgage-backed securities (MBS) detracted from the Portfolio’s relative performance, although security selection within the sector contributed positively. The Portfolio favored 30-year pass-through securities over 15-year pass-through mortgage pools.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays U.S. Aggregate Bond Index an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

13

Advanced Series Trust (AST) Neuberger Berman Core Bond Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-2.83%	1.45%
Barclays U.S. Aggregate Bond Index	-2.02	1.43

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 10/17/2011. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2013, the AST Neuberger Berman Core Bond Portfolio declined by 2.83%.

The Portfolio is subadvised by Neuberger Berman Fixed Income LLC. The Portfolio’s investment objective is to maximize total return consistent with the preservation of capital.

The year ended on a fairly lackluster note, capping off a challenging period in the fixed income market. Economic data was positive overall during the second half of the year and rates ticked up amid uncertainties regarding when the Federal Reserve (Fed) would start tapering its asset purchase program. The Fed’s decision in December 2013 to pare back its monthly purchases from $85 billion to $75 billion was somewhat of a surprise. So too was the central bank’s forward guidance that suggested it would no longer explicitly tie the Fed Funds rate to a 6.5% unemployment rate. 12 of 17 Fed officials now expect the Fed Funds rate to be at or below 1.0% by the end of 2015, and 10 of the 17 think the rate will be at or below 2.0% at the end of 2016. While the fixed income market’s initial reaction was fairly muted, rates moved higher at the end of December, with the 10-year Treasury yield surpassing 3.0% for the first time since July 2011.

As was the case for the year, the yield curve steepened during the fourth quarter. During 2013, the yield on the two-year Treasury rose 13 basis points (bps), whereas the 10-year Treasury yield increased 127 bps. (A basis point is one one-hundreth of a percentage point.) Most spread sectors (non-Treasuries) modestly outperformed equal-duration Treasuries for the year. Still, aside from high yield bonds and bank loans, the majority of spread sectors generated negative absolute returns in 2013.

The Portfolio underperformed its benchmark index, the Barclays U.S. Aggregate Bond Index (the Index) during the reporting period. The largest contributor to performance was an allocation to investment grade corporate bonds. They were supported by corporate profits that often exceeded expectations, overall positive economic data, and solid demand from investors seeking to generate incremental yield in the low interest rate environment. An allocation to commercial mortgage-backed securities was also a small contributor to results. Elsewhere, the Portfolio’s duration positioning added to performance. In particular, having a duration that was shorter than the Index was rewarded, as rates moved meaningfully higher during the year.

The largest detractor from results was the Portfolio’s allocation to Treasury Inflation-Protected Securities (TIPS). They performed poorly given relatively modest inflation, weak demand, and rising interest rates. Other modest detractors from results during the year were the Portfolio’s allocations to agency mortgage-backed securities and agency securities.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays U.S. Aggregate Bond Index an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

14

Advanced Series Trust (AST) Prudential Core Bond Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-2.31%	2.71%
Barclays U.S. Aggregate Bond Index	-2.02	1.44

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 10/17/2011. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2013, the AST Prudential Core Bond Portfolio declined 2.31%.

The Portfolio is subadvised by Prudential Investment Management, Inc. The Portfolio’s investment objective is to seek to maximize total return consistent with the long-term preservation of capital.

In 2013, bond market performance hinged as much on fluctuations in policy as on changes in the economy. Although the year began calmly, in the second quarter, fears of the Federal Reserve (“Fed”) tapering its bond buying program, along with an increase in U.S. economic momentum later in the year, raised interest rates worldwide, taking a particularly heavy toll on markets that showed any signs of fundamental weakness. This was true in select emerging market countries, where some fundamental and social strains were in evidence. Indeed, aside from positive returns posted by global high yield corporate and European peripheral debt, 2013 was generally a tough year for bonds — with the Barclays U.S. Aggregate Bond Index posting a rare negative return. U.S. Treasury yields increased during the year on anticipation the Fed would combine a tapering announcement with a revision to its forward policy guidance.

The Portfolio underperformed the Barclays U.S. Aggregate Bond Index (the Index), which declined 2.02%. An underweight in investment-grade corporate bonds detracted from returns, as corporate bonds outperformed Treasuries during the year. The Portfolio was also hurt by issue selection among mortgage-backed securities and Treasuries. Its foreign exchange positions dampened returns as the U.S. dollar outperformed. In addition, the Portfolio’s performance was limited by its duration and yield curve positioning.

On the positive side, the Portfolio benefited from its overweight to non-Treasury sectors, which outperformed U.S. government bonds. More specifically, an overweight in high-yield bonds added to results versus the Index. High-yield bonds outpaced all other fixed-income sectors in 2013, generating a solid positive return as their high income and solid fundamentals overshadowed the increase in interest rates. The Portfolio also benefited from an overweight in commercial mortgage-backed securities (CMBS), especially “top-of-the-capital structure” issues such as super-senior CMBS. CMBS continued to benefit from stabilizing commercial real estate values and improving lending. Individual issue selection contributed positively overall, especially the Portfolio’s overweight in bank-issued corporate debt. The Portfolio also benefited from issue selection among asset-backed securities (ABS), high-yield bonds, and emerging markets debt.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays U.S. Aggregate Bond Index an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

15

Advanced Series Trust (AST) QMA US Equity Alpha Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	32.43%	17.93%	6.23%
Russell 1000® Index	33.11	18.59	7.78

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower. The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2013, the AST QMA US Equity Alpha Portfolio returned 32.43%.

The Portfolio’s investment objective is long-term capital appreciation. The Portfolio is subadvised by Quantitative Management Associates LLC (QMA).

QMA’s strategy for outperforming the Russell 1000 over a market cycle is to use a quantitative model to tilt the portfolio toward stocks that are inexpensive compared to peers, and have good earnings prospects with higher quality than peers. Furthermore, QMA focuses on earnings signals more in selecting faster growing stocks, and valuation more in selecting slower growing stocks.

While the Portfolio employs additional longs and shorts to maximize expected alpha, QMA employs risk controls to ensure the portfolio does not deviate too far from the benchmark weights with respect to sector, industry and other factors, so that value is added through security selection, and not through significant tilts toward other common risk factors.

This year, steady, albeit moderate, growth in the U.S. economy, positive news on the employment front, a more conciliatory environment in Washington regarding the budget, and a Fed that continues to be accommodative with only moderate tapering buoyed the market. In this type of environment, investors were willing to hold riskier assets in their portfolio in lieu of more defensive, stable, high quality assets.

QMA’s stock selection added value in 2013, and performance attribution is what we would expect in this type of environment. Valuation metrics were the key drivers of outperformance for the year and especially in the fourth quarter. Favoring companies with improving earnings, as indicated by the direction of analysts’ earnings estimate revisions, also was helpful in selecting stocks. Not surprisingly, given the recent market environment where investors were less risk averse, favoring of higher quality names detracted from performance.

The Portfolio uses fully collateralized futures to manage daily cash flows, but the use of futures had no material impact on performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Index is an unmanaged market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market. Russell 2000 Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. S&P 500 Index, an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Quantitative Management Associates LLC is a registered investment adviser and Prudential Financial company.

16

Advanced Series Trust (AST) Quantitative Modeling Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	Since Inception
Portfolio	22.40%	8.62%
Blended Index	22.33	10.49
S&P 500 Index	32.37	14.57

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 5/2/2011. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2013, the AST Quantitative Modeling Portfolio rose 22.40%.

The Portfolio seeks a high potential return while attempting to mitigate risk during adverse market cycles. It is subadvised by Quantitative Management Associates LLC (QMA) and Prudential Investment Management, Inc.

Financial markets were strong in 2013, despite a number of significant shocks to the economic landscape. A government shutdown, arguments over the debt ceiling, the sequester, uncertainty over the U.S. Federal Reserve’s (the Fed’s) bond purchase program, and a major municipal bankruptcy threatened to derail the economic recovery that began in 2009. Equity markets across the board posted solid gains, with the exception of emerging markets, which lost ground for the year. Bond markets lost ground in 2013 as yields rose by as much as 100 basis points. A basis point is one one-hundreth of a percentage point.

Subadviser allocations generally added value to the Portfolio over the 2013 calendar year. On the domestic front, notable outperformers for the year included: T. Rowe Price Large-Cap Growth, Loomis Sayles Large-Cap Growth, MFS Growth, and AST Large-Cap Value Portfolios. Performance of the two international subadvisers was poor for the year. Within fixed income, all subadvisers met or exceeded their benchmark return.

Tactical asset allocation had a significant impact on Portfolio outperformance. An underweight to fixed income helped performance, given the significant run-up of equities over the 2013 calendar year.

A small cash position, used to assist in the day to day management of cash flows, detracted from performance for the period as both equity and fixed income markets produced better returns than cash.

The Portfolio’s fund-of-funds structure is managed by Quantitative Management Associates (QMA) with an active overlay segment that uses derivatives to gain market exposure. This overlay is used to manage cash flows and provide liquidity for the Portfolio. Index futures (a form of derivative security) are used to provide this liquidity and are not designed to affect Portfolio performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (60%) an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, Barclays U.S. Aggregate Bond Index (25%) an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

17

Advanced Series Trust (AST) Western Asset Core Plus Bond Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	-1.49%	6.27%	4.18%
Barclays U.S. Aggregate Bond Index	-2.02	4.44	4.56

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2013, the AST Western Asset Core Plus Bond Portfolio declined 1.49%.

The Portfolio’s investment objective is to seek to maximize total return consistent with prudent investment management and liquidity needs by investing to obtain an average specified for the Portfolio. The Portfolio is subadvised by Western Asset Management Company.

The Barclays U.S. Aggregate Index (the Index) declined 2.02%. The Index is a composite of domestic investment grade bonds, including government and credit bonds, mortgage backed securities, and securities backed by other assets. Over the course of the year, investors came to realize that the economies of developed countries were in a sustained, albeit slow, recovery and that of these the United States was growing most rapidly. Moreover, the U.S. Federal Reserve made it clear that it nonetheless was not going to allow interest rates to rise sharply and choke off the recovery. Longer term bond rates slid upward. The year also saw continued improvements in the housing sector and further easing of the debt crisis in Europe.

The Portfolio benefited from above-Index exposure to non-agency mortgages, as both an improved housing market and better fundamentals for those securities contributed to improved pricing. An overweight in the credit sector, particularly in the financials subsector, also added to performance as spreads tightened on the mildly positive economic data. An allocation to high yield bonds added to the Portfolio’s performance as investors generally sought riskier (higher yielding) assets throughout much of the period, increasing demand. These positive factors were partially offset by exposure to emerging markets bonds, which suffered from concerns about slowing growth in developing economies and about the impact on their securities markets should the Federal Reserve begin to reduce its interventions in the U.S. market. Some investors have been borrowing at low rates in the United States and investing at higher rates in emerging markets. This “carry trade” was threatened.

The Portfolio’s tactical duration positioning had a largely neutral effect on its performance. It was underweight in longer duration bonds when yields rose during the first part of the period but overweight when they rose toward the end of the period. Positioning along the yield curve, an overweight in long-dated bonds, hurt the Portfolio’s performance as rates tended to rise at the long end of the yield curve.

The Portfolio used interest rate futures and options (forms of derivative securities) to adjust its duration and curve positioning. Swap derivatives, such as interest rate, credit default, and index swaps were used to manage Portfolio risk, to fine tune investment strategy, and to capture relative value opportunities. Currency forwards were used to adjust the Portfolio’s exposure to various foreign currencies. None of these had a material impact on its performance in 2013.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

18

Advanced Series Trust (AST) Western Asset Emerging Markets Debt Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-8.13%	-2.95%
J.P. Morgan EMBI Global Index	-6.58	-1.54

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: August 20, 2012. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2013, the AST Western Asset Emerging Markets Debt Portfolio declined by 8.13%.

The investment objective of the Portfolio is to seek to maximize total return. The Portfolio is subadvised by Western Asset Management Company.

The J.P. Morgan EMBI Global Index (the Index), returned -6.58%. Investment grade emerging markets countries significantly underperformed their high yield counterparts in developed countries. The accelerating recovery in the United States and political turmoil in certain developing market countries affected both exchange rates and risk premiums.

Country selection was the main detractor from the Portfolio’s performance relative to the Index. Its overweight compared with the Index in investment grade Latin American countries such as Brazil, Colombia, and Peru substantially impaired its relative performance as Latin America underperformed other regions. Venezuela was one of the worst performing countries in the Index. The Portfolio was underweight in smaller lower-quality countries, which were relatively stronger markets in 2013.

Selection of economic sectors substantially offset some of the losses due to country allocations. An overweight in Mexican corporate bonds, such as industrials and telecommunication services, helped the Portfolio’s relative performance. So did an overweight in Russian higher performing industries such as metals & mining.

Currency exposure to the Brazilian real, Turkish lira, and Russian ruble all had a negative impact on the Portfolio’s performance as all three depreciated against the U.S. dollar. However, an overweight in Mexican local bond issues added to its performance. Selection of individual bond issues also improved performance, including positions in Mexico’s CEMEX and Axtel, in India’s Vedanta, and in Russia’s Vimplecom.

The Portfolio used currency forwards (a form of derivative security) to adjust its exposure to various foreign currencies. These did not have a material impact on performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

The J.P. Morgan Emerging Markets Bond Index Global Index (“J.P. Morgan EMBI Global Index”) is an unmanaged global index that tracks total returns for traded external debt instruments in the emerging markets, and is an expanded version of the JPMorgan EMBI+. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

19

Advanced Series Trust Presentation of Portfolio Holdings	December 31, 2013

AST Bond 2015
Allocation	(% of Net Assets	)
Corporate Bonds	28.3%
U.S. Government Agency Obligations	24.6%
U.S. Treasury Obligations	11.6%
Commercial Mortgage-Backed Securities	9.6%
Asset-Backed Securities	7.3%

AST Bond 2016
Allocation	(% of Net Assets	)
Corporate Bonds	35.3%
U.S. Government Agency Obligations	19.5%
Commercial Mortgage-Backed Securities	18.2%
Asset-Backed Securities	12.2%
Sovereigns	5.7%

AST Bond 2017
Allocation	(% of Net Assets	)
U.S. Government Agency Obligations	34.4%
Corporate Bonds	17.3%
Commercial Mortgage-Backed Securities	13.7%
Asset-Backed Securities	11.4%
Non-Corporate Foreign Agencies	5.9%

AST Bond 2018
Allocation	(% of Net Assets	)
U.S. Government Agency Obligations	30.4%
Corporate Bonds	16.8%
Commercial Mortgage-Backed Securities	15.4%
Asset-Backed Securities	10.8%
U.S. Treasury Obligations	6.4%

AST Bond 2019
Allocation	(% of Net Assets	)
U.S. Government Agency Obligations	25.0%
Commercial Mortgage-Backed Securities	16.9%
Corporate Bonds	14.4%
U.S. Treasury Obligations	13.0%
Asset-Backed Securities	11.3%

AST Bond 2020
Allocation	(% of Net Assets	)
U.S. Treasury Obligations	36.8%
Commercial Mortgage-Backed Securities	14.4%
U.S. Government Agency Obligations	12.0%
Corporate Bonds	11.5%
Asset-Backed Securities	7.8%

AST Bond 2021
Allocation	(% of Net Assets	)
Corporate Bonds	19.8%
U.S. Treasury Obligations	18.6%
Commercial Mortgage-Backed Securities	17.1%
Asset-Backed Securities	13.0%
U.S. Government Agency Obligations	9.1%

AST Bond 2022
Allocation	(% of Net Assets	)
U.S. Treasury Obligations	29.1%
Corporate Bonds	23.9%
Commercial Mortgage-Backed Securities	13.7%
Asset-Backed Securities	13.0%
U.S. Government Agency Obligations	9.1%

AST Bond 2023
Allocation	(% of Net Assets	)
U.S. Government Agency Obligations	23.2%
U.S. Treasury Obligations	21.1%
Commercial Mortgage-Backed Securities	17.7%
Corporate Bonds	14.8%
Asset-Backed Securities	11.2%

AST Bond 2024
Allocation	(% of Net Assets	)
U.S. Treasury Obligations	22.2%
U.S. Government Agency Obligations	18.2%
Commercial Mortgage-Backed Securities	17.9%
Corporate Bonds	13.8%
Asset-Backed Securities	10.6%

AST Global Real Estate
Five Largest Holdings	(% of Net Assets	)
Mitsubishi Estate Co. Ltd. (Japan)	4.8%
Simon Property Group, Inc., REIT	4.6%
Mitsui Fudosan Co. Ltd. (Japan)	4.6%
Sun Hung Kai Properties Ltd. (Hong Kong)	3.0%
Unibail-Rodamco SE (France), REIT	2.4%

AST High Yield
Allocation	(% of Net Assets	)
Corporate Bonds	90.5%
Bank Loans	4.3%
Preferred Stocks	0.6%
Common Stocks	0.3%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings (continued)	December 31, 2013

AST Lord Abbett Core Fixed Income
Allocation	(% of Net Assets	)
U.S. Treasury Obligations	34.3%
U.S. Government Agency Obligations	30.0%
Corporate Bonds	26.1%
Asset-Backed Securities	15.2%
Commercial Mortgage-Backed Securities	3.8%

AST Neuberger Berman Core Bond
Allocation	(% of Net Assets	)
U.S. Treasury Obligations	38.3%
U.S. Government Agency Obligations	37.3%
Corporate Bonds	28.4%
Commercial Mortgage-Backed Securities	8.0%

AST Prudential Core Bond
Allocation	(% of Net Assets	)
Corporate Bonds	31.8%
U.S. Government Agency Obligations	17.7%
Commercial Mortgage-Backed Securities	14.7%
Asset-Backed Securities	11.5%
U.S. Treasury Obligations	9.4%

AST QMA US Equity Alpha
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	2.9%
Exxon Mobil Corp.	2.1%
Chevron Corp.	1.9%
Johnson & Johnson	1.8%
Google, Inc. (Class A Stock)	1.6%

AST Quantitative Modeling
Five Largest Holdings	(% of Net Assets	)
AST QMA Large-Cap Portfolio	11.6%
AST AQR Large-Cap Portfolio	11.6%
AST International Growth Portfolio	7.9%
AST International Value Portfolio	7.9%
AST Prudential Core Bond Portfolio	5.8%

AST Western Asset Core Plus Bond
Allocation	(% of Net Assets	)
Corporate Bonds	33.4%
U.S. Government Agency Obligations	24.3%
Residential Mortgage-Backed Securities	12.4%
U.S. Treasury Obligations	10.3%
Foreign Government Bonds	6.4%

AST Western Asset Emerging Markets Debt
Allocation	(% of Net Assets	)
Sovereign Issues	49.3%
Foreign Bonds	46.9%
Corporate Obligations	1.4%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2013

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*
AST Bond Portfolio 2015	Actual	$1,000.00	$1,003.30	1.01%	$5.10
	Hypothetical	$1,000.00	$1,020.11	1.01%	$5.14
AST Bond Portfolio 2016	Actual	$1,000.00	$1,005.80	0.99%	$5.01
	Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04
AST Bond Portfolio 2017	Actual	$1,000.00	$1,006.80	0.81%	$4.10
	Hypothetical	$1,000.00	$1,021.12	0.81%	$4.13
AST Bond Portfolio 2018	Actual	$1,000.00	$1,004.20	0.79%	$3.99
	Hypothetical	$1,000.00	$1,021.22	0.79%	$4.02
AST Bond Portfolio 2019	Actual	$1,000.00	$999.00	0.85%	$4.28
	Hypothetical	$1,000.00	$1,020.92	0.85%	$4.33
AST Bond Portfolio 2020	Actual	$1,000.00	$992.00	0.82%	$4.12
	Hypothetical	$1,000.00	$1,021.07	0.82%	$4.18
AST Bond Portfolio 2021	Actual	$1,000.00	$990.10	0.87%	$4.36
	Hypothetical	$1,000.00	$1,020.82	0.87%	$4.43
AST Bond Portfolio 2022	Actual	$1,000.00	$978.20	0.90%	$4.49
	Hypothetical	$1,000.00	$1,020.67	0.90%	$4.58
AST Bond Portfolio 2023	Actual	$1,000.00	$976.40	0.76%	$3.79
	Hypothetical	$1,000.00	$1,021.37	0.76%	$3.87
AST Bond Portfolio 2024	Actual	$1,000.00	$971.60	0.80%	$3.98
	Hypothetical	$1,000.00	$1,021.17	0.80%	$4.08
AST Global Real Estate Portfolio	Actual	$1,000.00	$1,023.90	1.14%	$5.82
	Hypothetical	$1,000.00	$1,019.46	1.14%	$5.80
AST High Yield Portfolio	Actual	$1,000.00	$1,055.30	0.72%	$3.73
	Hypothetical	$1,000.00	$1,021.58	0.72%	$3.67

Advanced Series Trust Fees and Expenses — unaudited (continued)	December 31, 2013

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*
AST Lord Abbett Core Fixed Income Portfolio	Actual	$1,000.00	$1,006.30	0.55%	$2.78
	Hypothetical	$1,000.00	$1,022.43	0.55%	$2.80
AST Neuberger Berman Core Bond Portfolio	Actual	$1,000.00	$1,004.90	0.68%	$3.44
	Hypothetical	$1,000.00	$1,021.78	0.68%	$3.47
AST Prudential Core Bond Portfolio	Actual	$1,000.00	$1,011.50	0.75%	$3.80
	Hypothetical	$1,000.00	$1,021.42	0.75%	$3.82
AST QMA US Equity Alpha Portfolio	Actual	$1,000.00	$1,165.70	1.57%	$8.57
	Hypothetical	$1,000.00	$1,017.29	1.57%	$7.98
AST Quantitative Modeling Portfolio	Actual	$1,000.00	$1,140.00	1.19%	$6.42
	Hypothetical	$1,000.00	$1,019.21	1.19%	$6.06
AST Western Asset Core Plus Bond Portfolio	Actual	$1,000.00	$1,008.60	0.64%	$3.24
	Hypothetical	$1,000.00	$1,021.98	0.64%	$3.26
AST Western Asset Emerging Markets Debt Portfolio	Actual	$1,000.00	$1,003.10	0.95%	$4.80
	Hypothetical	$1,000.00	$1,020.42	0.95%	$4.84

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2013, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2013 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST BOND PORTFOLIO 2015

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 93.4% ASSET-BACKED SECURITIES — 7.3%	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Non-Residential Mortgage-Backed Securities
Ally Auto Receivables Trust, Series 2012-SN1, Class A2	0.510%		12/20/14	$69		$69,498
AmeriCredit Automobile Receivables Trust, Series 2012-1, Class A2	0.910%		10/08/15	13		13,399
CarMax Auto Owner Trust, Series 2012-1, Class A3	0.890%		09/15/16	443		443,959
Citibank Credit Card Issuance Trust, Series 2006-A7, Class A7	0.303%	(c)	12/17/18	1,000		992,170
Ford Credit Auto Lease Trust, Series 2012-B, Class A2	0.540%		11/15/14	153		152,748
GE Equipment Midticket LLC, Series 2012-1, Class A2	0.470%		01/22/15	121		120,514
GE Equipment Small Ticket LLC, Series 2012-1A, Class A2, 144A	0.850%		11/21/14	51		50,795
Honda Auto Receivables Owner Trust, Series 2012-1, Class A3	0.770%		01/15/16	418		418,662
MBNA Credit Card Master Note Trust, Series 2004-C2, Class C2	1.067%	(c)	11/15/16	500		501,098
Santander Drive Auto Receivables Trust, Series 2012-2, Class A2	0.910%		05/15/15	—	(r)	322
World Omni Auto Receivables Trust, Series 2012-B, Class A2	0.430%		11/15/15	255		254,674

TOTAL ASSET-BACKED SECURITIES (cost $2,750,226)						3,017,839

COMMERCIAL MORTGAGE-BACKED SECURITIES — 9.6%
Banc of America Commercial Mortgage, Inc., Series 2006-6, Class A2	5.309%		10/10/45	46		46,074
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class AAB	5.703%		06/11/50	446		460,520
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class A2	3.061%		12/15/47	250		258,680
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class A2	1.987%		04/10/46	400		397,740
Commercial Mortgage Trust, Series 2007-GG9, Class A2	5.381%		03/10/39	590		603,471
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A2	5.417%		12/10/49	325		325,048
GS Mortgage Securities Trust, Series 2006-GG6, Class A4	5.553%	(c)	04/10/38	300		323,042
GS Mortgage Securities Trust, Series 2006-GG8, Class A4	5.560%		11/10/39	270		296,050
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class A2	5.791%	(c)	06/15/49	281		283,175
Merrill Lynch Mortgage Trust, Series 2006-C2, Class A4	5.742%	(c)	08/12/43	291		318,573
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A3	3.058%		05/10/63	520		522,371
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4	5.308%		11/15/48	130		142,076

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $3,891,807)						3,976,820

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST BOND PORTFOLIO 2015 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS — 28.3%	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Aerospace & Defense — 1.0%
Boeing Co. (The), Sr. Unsec’d. Notes	3.500%	02/15/15	$400	$413,190

Banking — 7.2%
American Express Credit Corp., Sr. Unsec’d. Notes, MTN	2.750%	09/15/15	180	186,274
Bank of America Corp., Sr. Unsec’d. Notes	4.500%	04/01/15	425	444,625
Citigroup, Inc., Sub. Notes	5.000%	09/15/14	475	488,530
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.625%	02/07/16	260	272,865
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.700%	01/20/15	500	515,602
Morgan Stanley, Sr. Unsec’d. Notes	5.375%	10/15/15	500	537,786
Rabobank Nederland NV (Netherlands), Sr. Unsec’d. Notes, 144A	4.200%	05/13/14	525	532,294

				2,977,976

Capital Goods — 0.7%
ABB Finance USA, Inc. (Switzerland), Gtd. Notes	1.625%	05/08/17	115	114,771
Xylem, Inc., Gtd. Notes	3.550%	09/20/16	190	199,568

				314,339

Electric — 1.3%
Duke Energy Progress, Inc., First Mortgage Bonds	5.300%	01/15/19	165	187,674
Progress Energy, Inc., Sr. Unsec’d. Notes	6.050%	03/15/14	350	353,894

				541,568

Energy - Integrated — 2.1%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	3.125%	10/01/15	80	83,580
Total Capital Canada Ltd. (France), Gtd. Notes	1.625%	01/28/14	775	775,670

				859,250

Foods — 1.9%
Mondelez International, Inc., Sr. Unsec’d. Notes	6.750%	02/19/14	360	362,790
Yum! Brands, Inc., Sr. Unsec’d. Notes	4.250%	09/15/15	400	422,316

				785,106

Healthcare & Pharmaceutical — 2.5%
Novartis Capital Corp. (Switzerland), Gtd. Notes	4.125%	02/10/14	500	501,953
Pfizer, Inc., Sr. Unsec’d. Notes	5.350%	03/15/15	500	528,326

				1,030,279

Insurance — 0.3%
American International Group, Inc., Sr. Unsec’d. Notes, MTN	5.850%	01/16/18	110	126,176

Media & Entertainment — 0.5%
NBCUniversal Media LLC, Gtd. Notes	2.100%	04/01/14	190	190,811

Metals — 0.5%
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	5.500%	04/01/14	200	202,551

Non-Captive Finance — 1.2%
General Electric Capital Corp., Sr. Unsec’d. Notes	5.900%	05/13/14	475	484,608

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST BOND PORTFOLIO 2015 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Retailers — 5.0%
CVS Caremark Corp., Sr. Unsec’d. Notes	4.875%	09/15/14	$500	$514,962
TJX Cos., Inc., Sr. Unsec’d. Notes	4.200%	08/15/15	725	764,705
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	3.000%	02/01/14	800	801,768

				2,081,435

Technology — 0.7%
Xerox Corp., Sr. Unsec’d. Notes	4.250%	02/15/15	300	311,228

Telecommunications — 3.4%
AT&T, Inc., Sr. Unsec’d. Notes	5.100%	09/15/14	1,000	1,031,873
Telecom Italia Capital SA (Italy), Gtd. Notes	6.175%	06/18/14	364	372,190

				1,404,063

TOTAL CORPORATE BONDS (cost $11,514,675)				11,722,580

MUNICIPAL BOND — 0.6%
California — 0.6%
State of California GO, Taxable Var. Purp. 3 (cost $251,545)	5.450%	04/01/15	250	264,298

NON-CORPORATE FOREIGN AGENCIES — 7.1%
Asian Development Bank (Supranational Bank), Sr. Unsec’d. Notes, GMTN	1.750%	09/11/18	340	340,056
Bank of Nova Scotia (Canada), Covered Bonds, 144A	1.650%	10/29/15	625	637,250
Inter-American Development Bank (Supranational Bank), Sr. Unsec’d. Notes	0.500%	08/17/15	1,500	1,503,148
Kommunalbanken AS (Norway), Sr. Unsec’d. Notes, 144A	1.125%	05/23/18	172	167,081
Statoil ASA (Norway), Gtd. Notes	3.875%	04/15/14	300	302,882

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $2,941,617)				2,950,417

SOVEREIGNS — 4.3%
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, 144A	0.500%	03/21/16	150	149,613
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, 144A	1.375%	03/07/14	130	130,273
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, MTN, RegS	2.875%	09/15/14	200	203,360
Canada Government International Bond (Canada), Sr. Unsec’d. Notes	2.375%	09/10/14	100	101,481
Denmark Government International Bond (Denmark), Sr. Unsec’d. Notes, 144A	0.625%	05/22/15	130	130,344
Finland Government International Bond (Finland), Sr. Unsec’d. Notes, RegS	2.250%	03/17/16	200	207,000
Kingdom of Sweden (Sweden), Sr. Unsec’d. Notes, MTN, RegS	0.375%	05/18/15	130	130,069
Netherlands Government Bond (Netherlands), Sr. Unsec’d. Notes, 144A	0.250%	09/12/15	130	129,483
Province of British Columbia (Canada), Sr. Unsec’d. Notes	2.000%	10/23/22	690	619,344

TOTAL SOVEREIGNS (cost $1,881,357)				1,800,967

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST BOND PORTFOLIO 2015 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

U.S. GOVERNMENT AGENCY OBLIGATIONS — 24.6%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Federal Home Loan Banks	0.375%		08/28/15	$400	$400,247
Federal Home Loan Banks	1.000%		06/21/17(k)	895	892,208
Federal Home Loan Mortgage Corp.	1.375%		05/01/20	460	431,256
Federal Home Loan Mortgage Corp.	2.375%		01/13/22	2,020	1,931,049
Federal National Mortgage Assoc	0.875%		05/21/18	95	91,895
Federal National Mortgage Assoc	1.625%		11/27/18	2,330	2,310,563
Israel Government AID Bond, Gov’t. Gtd. Notes	2.430%	(s)	03/15/22	145	110,436
Israel Government AID Bond, Gov’t. Gtd. Notes	5.500%		04/26/24	580	670,112
Residual Funding Corp. Strips Principal	1.610%	(s)	10/15/19	2,120	1,840,828
Residual Funding Corp. Strips Principal	1.630%	(s)	07/15/20	1,855	1,548,142

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $10,643,994)					10,226,736

U.S. TREASURY OBLIGATIONS — 11.6%
U.S. Treasury Bonds	2.875%		05/15/43(h)	800	648,375
U.S. Treasury Bonds	3.625%		08/15/43	430	406,081
U.S. Treasury Bonds	3.750%		11/15/43	125	120,820
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%		04/15/18	283	288,551
U.S. Treasury Inflation Indexed Bonds, TIPS	0.375%		07/15/23	171	164,554
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625%		02/15/43	46	35,151
U.S. Treasury Notes	2.000%		11/30/20	305	296,899
U.S. Treasury Notes	2.375%		12/31/20	1,935	1,927,442
U.S. Treasury Strips Coupon	2.750%		08/15/21(h)	835	678,169
U.S. Treasury Strips Coupon	2.750%	(s)	02/15/25	230	157,293
U.S. Treasury Strips Principal	7.123%	(s)	05/15/43	250	73,410

TOTAL U.S. TREASURY OBLIGATIONS (cost $4,864,581)					4,796,745

TOTAL LONG-TERM INVESTMENTS (cost $38,739,802)					38,756,402

	Counterparty			Notional Amount (000)#
SHORT-TERM INVESTMENTS
OPTIONS PURCHASED*
Call Options
Interest Rate Swap Options,
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 04/24/14	Barclays Capital Group			$1,510	15
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 04/24/14	Citigroup Global Markets			1,850	19
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 04/24/14	Citigroup Global Markets			1,850	19

TOTAL OPTIONS PURCHASED (cost $5,517)					53

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST BOND PORTFOLIO 2015 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Value (Note 2)
TOTAL INVESTMENTS — 93.4% (cost $38,745,319)	$38,756,455
OTHER ASSETS IN EXCESS OF OTHER LIABILITIES(x) — 6.6%	2,739,177

NET ASSETS — 100.0%	$41,495,632

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
AID	Agency for International Development
GMTN	Global Medium Term Note
GO	General Obligation
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
TIPS	Treasury Inflation-Protected Securities

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2013.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(r)	Less than $500 par.

(s)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Long Positions:
9	90 Day Euro Dollar	Sep. 2016	$2,210,543	$2,203,762	$(6,781)
2	10 Year U.S. Treasury Notes	Mar. 2014	246,440	246,094	(346)
1	20 Year U.S. Treasury Bonds	Mar. 2014	128,376	128,312	(64)

					(7,191)

Short Positions:
9	90 Day Euro Dollar	Sep. 2015	2,231,469	2,230,425	1,044
41	5 Year U.S.Treasury Notes	Mar. 2014	4,951,836	4,891,813	60,023
2	30 Year U.S. Ultra Treasury Bonds	Mar. 2014	276,341	272,500	3,841

					64,908

					$57,717

Interest rate swap agreements outstanding at December 31, 2013:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
$7,600	09/06/14	0.632%	3 month LIBOR(2)	$(32,307)	$—	$(32,307)	UBS AG
800	09/12/14	0.656%	3 month LIBOR(2)	(3,579)	—	(3,579)	Barclays Capital Group
1,000	09/19/14	0.669%	3 month LIBOR(2)	(4,590)	—	(4,590)	JPMorgan Chase
3,000	10/03/14	0.720%	3 month LIBOR(1)	13,360	—	13,360	UBS AG
1,285	10/05/14	0.730%	3 month LIBOR(1)	5,864	—	5,864	Morgan Stanley
1,050	10/06/14	0.739%	3 month LIBOR(1)	4,885	—	4,885	JPMorgan Chase
1,195	10/26/14	0.835%	3 month LIBOR(2)	(6,623)	—	(6,623)	Barclays Capital Group
785	10/28/14	0.816%	3 month LIBOR(2)	(4,170)	—	(4,170)	Barclays Capital Group
2,350	08/08/15	0.528%	3 month LIBOR(2)	(9,176)	—	(9,176)	Credit Suisse First Boston Corp.
520	09/28/15	0.918%	3 month LIBOR(2)	(5,786)	—	(5,786)	Barclays Capital Group

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST BOND PORTFOLIO 2015 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest rate swap agreements outstanding at December 31, 2013 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$19,800	12/31/15	2.055%	3 month LIBOR(1)	$1,881,419	$—	$1,881,419	Morgan Stanley
12,800	12/31/15	0.000%	3 month LIBOR(1)	41,014	—	41,014	JPMorgan Chase
1,950	08/09/16	1.425%	3 month LIBOR(1)	47,025	—	47,025	Bank of America
7,800	08/11/16	1.465%	3 month LIBOR(1)	196,898	—	196,898	UBS AG
1,260	08/26/16	1.299%	3 month LIBOR(1)	24,721	—	24,721	Morgan Stanley
1,670	08/31/16	0.934%	3 month LIBOR(1)	14,377	—	14,377	Credit Suisse First Boston Corp.
2,420	09/27/16	1.111%	3 month LIBOR(1)	30,569	—	30,569	Morgan Stanley
3,130	10/03/16	1.273%	3 month LIBOR(1)	51,802	—	51,802	UBS AG
450	10/06/16	1.194%	3 month LIBOR(1)	6,338	—	6,338	JPMorgan Chase
500	10/17/16	1.443%	3 month LIBOR(2)	(10,476)	—	(10,476)	Barclays Capital Group
1,455	10/27/16	1.439%	3 month LIBOR(2)	(29,643)	—	(29,643)	Barclays Capital Group
1,090	11/01/16	1.431%	3 month LIBOR(2)	(21,613)	—	(21,613)	Barclays Capital Group
1,275	11/02/16	1.336%	3 month LIBOR(2)	(21,624)	—	(21,624)	Barclays Capital Group
1,280	11/25/16	1.350%	3 month LIBOR(1)	20,784	—	20,784	Barclays Capital Group
790	11/30/16	1.398%	3 month LIBOR(1)	13,728	—	13,728	Barclays Capital Group
1,210	12/05/16	1.338%	3 month LIBOR(2)	(18,568)	—	(18,568)	Barclays Capital Group
2,160	12/06/16	1.388%	3 month LIBOR(2)	(36,227)	—	(36,227)	Barclays Capital Group
2,220	12/08/16	1.345%	3 month LIBOR(2)	(34,252)	—	(34,252)	Barclays Capital Group
1,450	01/24/17	1.176%	3 month LIBOR(2)	(18,981)	—	(18,981)	Bank of Nova Scotia
800	02/28/17	0.680%	3 month LIBOR(1)	(4,958)	—	(4,958)	Citigroup Global Markets
730	03/02/17	1.085%	3 month LIBOR(2)	(5,728)	—	(5,728)	Barclays Capital Group
950	03/06/17	1.123%	3 month LIBOR(2)	(8,449)	—	(8,449)	Barclays Capital Group
700	03/29/17	1.293%	3 month LIBOR(2)	(9,439)	—	(9,439)	Barclays Capital Group
1,600	05/22/17	1.096%	3 month LIBOR(1)	3,942	—	3,942	Morgan Stanley
2,340	07/16/17	0.847%	3 month LIBOR(2)	14,856	—	14,856	Bank of Nova Scotia
2,100	08/01/17	0.844%	3 month LIBOR(2)	15,960	—	15,960	Bank of Nova Scotia
910	08/31/17	0.751%	3 month LIBOR(2)	12,080	—	12,080	Bank of Nova Scotia
840	09/28/17	0.795%	3 month LIBOR(1)	(11,432)	—	(11,432)	Credit Suisse First Boston Corp.
2,000	10/09/17	0.765%	3 month LIBOR(2)	32,540	—	32,540	Bank of Nova Scotia
7,975	10/15/17	0.790%	3 month LIBOR(1)	(126,113)	—	(126,113)	Morgan Stanley
900	11/09/17	0.774%	3 month LIBOR(2)	16,454	—	16,454	Bank of Nova Scotia
500	03/18/18	1.053%	3 month LIBOR(2)	6,506	—	6,506	Barclays Capital Group
1,000	04/15/18	0.903%	3 month LIBOR(2)	22,715	—	22,715	Bank of Nova Scotia
400	04/16/18	0.878%	3 month LIBOR(2)	9,531	—	9,531	JPMorgan Chase
800	05/15/18	2.319%	3 month LIBOR(1)	29,900	—	29,900	JPMorgan Chase
172	05/17/18	0.989%	3 month LIBOR(2)	3,718	—	3,718	Credit Suisse First Boston Corp.
8,100	08/17/18	1.838%	3 month LIBOR(1)	129,565	—	129,565	Barclays Capital Group
7,300	09/06/18	1.704%	3 month LIBOR(2)	(55,671)	—	(55,671)	UBS AG
720	09/15/18	1.671%	3 month LIBOR(1)	3,674	—	3,674	Barclays Capital Group
500	12/19/18	1.668%	3 month LIBOR(1)	(2,351)	—	(2,351)	Barclays Capital Group
1,440	12/22/18	1.693%	3 month LIBOR(1)	(5,551)	—	(5,551)	Barclays Capital Group
510	02/21/19	1.573%	3 month LIBOR(2)	4,271	—	4,271	Citigroup Global Markets
900	06/07/19	1.330%	3 month LIBOR(1)	(29,222)	—	(29,222)	Barclays Capital Group
2,730	07/23/19	1.220%	3 month LIBOR(2)	102,488	—	102,488	Bank of Nova Scotia
230	10/02/19	1.291%	3 month LIBOR(1)	(9,492)	—	(9,492)	Barclays Capital Group
1,100	10/16/19	1.210%	3 month LIBOR(1)	(52,179)	—	(52,179)	Barclays Capital Group
300	12/03/19	1.179%	3 month LIBOR(2)	16,259	—	16,259	Bank of Nova Scotia
800	12/12/19	1.153%	3 month LIBOR(2)	45,308	—	45,308	Bank of Nova Scotia
700	03/22/20	1.483%	3 month LIBOR(2)	28,963	—	28,963	Barclays Capital Group
300	04/11/20	1.370%	3 month LIBOR(1)	(15,405)	—	(15,405)	Barclays Capital Group
1,465	10/01/20	2.523%	3 month LIBOR(2)	(19,455)	—	(19,455)	UBS AG
1,300	06/08/21	4.640%	3 month LIBOR(1)	59,577	—	59,577	Morgan Stanley
600	07/27/21	3.094%	3 month LIBOR(2)	(27,603)	—	(27,603)	Bank of America
630	07/28/21	3.088%	3 month LIBOR(2)	(28,610)	—	(28,610)	Bank of America
115	09/06/21	2.223%	3 month LIBOR(1)	(2,780)	—	(2,780)	UBS AG
1,150	09/12/21	2.205%	3 month LIBOR(1)	(30,127)	—	(30,127)	Barclays Capital Group
390	09/13/21	2.171%	3 month LIBOR(2)	11,229	—	11,229	Bank of America
1,035	09/21/21	2.170%	3 month LIBOR(2)	30,771	—	30,771	Barclays Capital Group

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST BOND PORTFOLIO 2015 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest rate swap agreements outstanding at December 31, 2013 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$680	10/06/21	2.038%	3 month LIBOR(2)	$28,546	$—	$28,546	Citigroup Global Markets
670	12/23/21	2.090%	3 month LIBOR(2)	31,221	—	31,221	Barclays Capital Group
525	12/28/21	2.118%	3 month LIBOR(2)	23,633	—	23,633	Barclays Capital Group
655	01/13/22	2.050%	3 month LIBOR(2)	27,691	—	27,691	Bank of Nova Scotia
660	01/20/22	1.999%	3 month LIBOR(2)	31,119	—	31,119	Bank of Nova Scotia
660	01/25/22	2.171%	3 month LIBOR(1)	(22,416)	—	(22,416)	Bank of Nova Scotia
365	02/21/22	2.105%	3 month LIBOR(2)	15,409	—	15,409	JPMorgan Chase
245	02/21/22	2.100%	3 month LIBOR(2)	10,440	—	10,440	JPMorgan Chase
370	02/23/22	2.117%	3 month LIBOR(2)	15,341	—	15,341	JPMorgan Chase
550	05/15/22	1.988%	3 month LIBOR(2)	33,667	—	33,667	JPMorgan Chase
500	06/11/22	1.843%	3 month LIBOR(2)	37,806	—	37,806	Bank of Nova Scotia
1,500	08/06/22	1.643%	3 month LIBOR(2)	134,776	—	134,776	Bank of Nova Scotia
765	08/17/26	2.965%	3 month LIBOR(2)	28,808	—	28,808	Citigroup Global Markets
300	08/24/41	3.065%	3 month LIBOR(2)	42,909	—	42,909	Citigroup Global Markets
225	08/24/41	3.074%	3 month LIBOR(2)	31,821	—	31,821	Citigroup Global Markets
300	09/06/41	3.110%	3 month LIBOR(2)	40,719	—	40,719	UBS AG
300	09/06/41	3.028%	3 month LIBOR(2)	45,243	—	45,243	UBS AG
290	09/08/41	2.954%	3 month LIBOR(1)	(47,694)	—	(47,694)	Barclays Capital Group
700	09/12/41	3.053%	3 month LIBOR(2)	102,734	—	102,734	Citigroup Global Markets
300	10/11/41	2.719%	3 month LIBOR(2)	63,226	—	63,226	JPMorgan Chase
300	10/17/41	2.905%	3 month LIBOR(1)	(53,221)	—	(53,221)	Barclays Capital Group
285	12/20/41	2.614%	3 month LIBOR(2)	67,140	—	67,140	Citigroup Global Markets
175	01/10/42	2.718%	3 month LIBOR(1)	(35,984)	—	(35,984)	Barclays Capital Group
275	02/09/42	2.840%	3 month LIBOR(1)	(51,011)	—	(51,011)	Barclays Capital Group

				$2,852,834	$—	$2,852,834

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements:
$1,300	02/28/18	1.649%	3 month LIBOR(2)	$156	$(11,916)	$(12,072)
525	07/02/18	1.564%	3 month LIBOR(2)	152	214	62
300	06/27/20	2.200%	3 month LIBOR(1)	152	(2,412)	(2,564)
1,125	08/31/20	2.219%	3 month LIBOR(2)	157	11,218	11,061
890	08/31/20	2.220%	3 month LIBOR(2)	155	8,820	8,665
860	08/31/20	2.085%	3 month LIBOR(2)	155	15,901	15,746
210	08/31/20	2.490%	3 month LIBOR(2)	151	(1,531)	(1,682)
215	01/13/22	2.457%	3 month LIBOR(2)	151	4,447	4,296
105	01/22/22	2.785%	3 month LIBOR(2)	151	(355)	(506)
205	01/31/22	2.505%	3 month LIBOR(2)	151	3,668	3,517
965	08/05/23	4.210%	3 month LIBOR(1)	—	(13,410)	(13,410)
385	08/06/23	4.220%	3 month LIBOR(1)	—	(5,192)	(5,192)
410	10/28/23	4.029%	3 month LIBOR(1)	152	(9,636)	(9,788)

				$1,683	$(184)	$(1,867)

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST BOND PORTFOLIO 2015 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	$—	$3,017,839	$—
Commercial Mortgage-Backed Securities	—	3,976,820	—
Corporate Bonds	—	11,722,580	—
Municipal Bond	—	264,298	—
Non-Corporate Foreign Agencies	—	2,950,417	—
Sovereigns	—	1,800,967	—
U.S. Government Agency Obligations	—	10,226,736	—
U.S. Treasury Obligations	—	4,796,745	—
Options Purchased	—	53	—
Other Financial Instruments*
Futures Contracts	57,717	—	—
Interest Rate Swaps	(1,867)	2,852,834	—

Total	$55,850	$41,609,289	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST BOND PORTFOLIO 2015 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2013 were as follows:

U.S. Government Agency Obligations	24.6%
U.S. Treasury Obligations	11.6
Commercial Mortgage-Backed Securities	9.6
Non-Residential Mortgage-Backed Securities	7.3
Banking	7.2
Non-Corporate Foreign Agencies	7.1
Retailers	5.0
Sovereigns	4.3
Telecommunications	3.4
Healthcare & Pharmaceutical	2.5
Energy—Integrated	2.1

Foods	1.9%
Electric	1.3
Non-Captive Finance	1.2
Aerospace & Defense	1.0
Capital Goods	0.7
Technology	0.7
Municipal Bonds	0.6
Metals	0.5
Media & Entertainment	0.5
Insurance	0.3

93.4
Other assets in excess of other liabilities	6.6

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker-variation margin	$108,255	*	Due from broker-variation margin	$52,405	*
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	3,765,340		Unrealized depreciation on over-the-counter swap agreements	912,506
Interest rate contracts	Unaffiliated investments	53		—	—

Total		$3,873,648			$964,911

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$(13,395)	$1,119	$9,362	$8,780,569	$8,777,655

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Futures	Swaps	Total
Interest rate contracts	$(5,464)	$47,338	$(7,601,007)	$(7,559,133)

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST BOND PORTFOLIO 2015 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

For the year ended December 31, 2013, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Long Positions(3)	Futures Short Positions(3)	Interest Rate Swap(4)
$7,568	$792	$3,040,621	$12,035,009	$260,352,540

(1)	Cost.

(2)	Premium Received.

(3)	Value at Trade Date.

(4)	Notional Amount.

The Portfolio invested in derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Exchange-traded and cleared derivatives	$60,063	$—	$—	$60,063
Over-the-counter derivatives*	3,765,393	(53)	—	3,765,340

				3,825,403

Liabilities:
Exchange-traded and cleared derivatives	—	—	—	—
Over-the-counter derivatives*	(912,506)	—	—	(912,506)

				(912,506)

Collateral Amount Pledged/(Received):
Exchange-traded and cleared derivatives				—
Over-the-counter derivatives				(2,589,978)

Net Amount				$322,919

*	Over-the-counter derivatives may consist of forward foreign currency exchange contracts, options contracts and swap agreements. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation) by counterparty, see the Schedule of Investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST BOND PORTFOLIO 2015 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value:
Unaffiliated investments (cost $38,745,319)	$38,756,455
Unrealized appreciation on over-the-counter swap agreements	3,765,340
Dividends and interest receivable	228,655
Receivable for investments sold	106,244
Due from broker-variation margin	60,063
Tax reclaim receivable	2,849
Prepaid expenses	745

Total Assets	42,920,351

LIABILITIES:
Unrealized depreciation on over-the-counter swap agreements	912,506
Payable for fund share repurchased	427,375
Accrued expenses and other liabilities	53,536
Advisory fees payable	24,813
Payable to custodian	4,604
Deferred trustees’ fees	890
Distribution fee payable	578
Affiliated transfer agent fee payable	417

Total Liabilities	1,424,719

NET ASSETS	$41,495,632

Net assets were comprised of:
Paid-in capital	$25,774,506
Retained earnings	15,721,126

Net assets, December 31, 2013	$41,495,632

Net asset value and redemption price per share, $41,495,632 / 4,586,292 outstanding shares of beneficial interest	$9.05

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Interest income	$1,533,690
Affiliated dividend income	2,624

1,536,314

EXPENSES
Advisory fees	375,743
Distribution fee (Note 4)	47,291
Shareholder servicing fees and expenses (Note 4)	11,956
Custodian and accounting fees	66,000
Audit fee	44,000
Trustees’ fees	12,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Shareholders’ reports	6,000
Commitment fee on syndicated credit agreement	2,000
Insurance expenses	1,000
Loan interest expense (Note 7)	152
Miscellaneous	7,570

Total expenses	592,712
Less: advisory fee waiver	(11,303)

Net expenses	581,409

NET INVESTMENT INCOME	954,905

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	(317,934)
Futures transactions	9,362
Swap agreement transactions	8,780,569
Options written transactions	1,119

8,473,116

Net change in unrealized appreciation (depreciation) on:
Investments	(2,086,884)
Futures	47,338
Swap agreements	(7,601,007)

(9,640,553)

NET LOSS ON INVESTMENTS	(1,167,437)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(212,532)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$954,905	$1,588,164
Net realized gain on investment transactions	8,473,116	1,760,034
Net change in unrealized appreciation (depreciation) on investments	(9,640,553)	(234,028)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(212,532)	3,114,170

DISTRIBUTIONS	—	(9,188,153)

FUND SHARE TRANSACTIONS:
Fund share sold [484,094 and 1,019,069 shares, respectively]	4,371,942	9,750,947
Fund share issued in reinvestment of distributions [0 and 1,025,464 shares, respectively]	—	9,188,153
Fund share repurchased [5,113,881 and 4,776,097 shares, respectively]	(46,359,783)	(44,568,847)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(41,987,841)	(25,629,747)

TOTAL DECREASE IN NET ASSETS	(42,200,373)	(31,703,730)
NET ASSETS:
Beginning of year	83,696,005	115,399,735

End of year	$41,495,632	$83,696,005

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST BOND PORTFOLIO 2016

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 95.6% ASSET-BACKED SECURITIES — 12.2%	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Non-Residential Mortgage-Backed Securities
Ally Auto Receivables Trust, Series 2012-1, Class A3	0.930%		02/15/16	$199		$199,861
Ally Auto Receivables Trust, Series 2012-SN1, Class A2	0.510%		12/20/14	35		34,749
AmeriCredit Automobile Receivables Trust, Series 2012-1, Class A2	0.910%		10/08/15	13		13,399
Bank of America Auto Trust, Series 2012-1, Class A3	0.780%		06/15/16	233		233,394
Discover Card Execution Note Trust, Series 2012-A5, Class A5	0.367%	(c)	01/15/18	300		300,019
GE Equipment Small Ticket LLC, Series 2012-1A, Class A2, 144A	0.850%		11/21/14	51		50,795
Honda Auto Receivables 2013-3 Owner Trust, Series 2013-3, Class A2	0.540%		01/15/16	200		200,203
MBNA Credit Card Master Note Trust, Series 2004-C2, Class C2	1.067%	(c)	11/15/16	200		200,439
Nissan Master Owner Trust Receivables, Series 2013-A, Class A	0.467%	(c)	02/15/18	250		249,946
Santander Drive Auto Receivables Trust, Series 2012-2, Class A2	0.910%		05/15/15	—	(r)	215
Volkswagen Auto Lease Trust, Series 2013-A, Class A2A	0.630%		12/20/15	200		200,110
World Omni Auto Receivables Trust, Series 2012-B, Class A2	0.430%		11/15/15	153		152,804

TOTAL ASSET-BACKED SECURITIES (cost $1,834,533)						1,835,934

COMMERCIAL MORTGAGE-BACKED SECURITIES — 18.2%
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class A2	3.061%		12/15/47	250		258,680
GE Commercial Mortgage Corp., Series 2007-C1, Class A2	5.417%		12/10/49	244		243,786
GS Mortgage Securities Trust, Series 2006-GG6, Class A4	5.553%	(c)	04/10/38	300		323,042
GS Mortgage Securities Trust, Series 2006-GG8, Class A4	5.560%		11/10/39	210		230,261
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class A2	5.791%	(c)	06/15/49	211		212,381
Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class A6	5.280%	(c)	11/12/37	182		192,698
Merrill Lynch Mortgage Trust, Series 2006-C2, Class A4	5.742%	(c)	08/12/43	194		212,382
Morgan Stanley Capital I Trust, Series 2006-T21, Class A4	5.162%	(c)	10/12/52	500		533,075
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A3	3.058%		05/10/63	415		416,892
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4	5.308%		11/15/48	100		109,289

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $2,721,328)						2,732,486

CORPORATE BONDS — 35.3%
Banking — 11.3%
American Express Co., Sr. Unsec’d. Notes	2.650%		12/02/22	115		106,683

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Banking (continued)
Bank of America Corp., Sr. Unsec’d. Notes	4.500%	04/01/15	$140	$146,465
Capital One Financial Corp., Sr. Unsec’d. Notes	4.750%	07/15/21	100	106,335
Citigroup, Inc., Sr. Unsec’d. Notes	4.500%	01/14/22	95	100,673
Citigroup, Inc., Sub. Notes	5.000%	09/15/14	175	179,985
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.250%	07/27/21	100	109,484
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	5.375%	03/15/20	125	139,016
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.350%	08/15/21	100	105,392
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.400%	07/22/20	125	134,370
Morgan Stanley, Sr. Unsec’d. Notes	5.375%	10/15/15	175	188,225
US Bancorp, Sr. Unsec’d. Notes	4.200%	05/15/14	215	218,028
Wells Fargo & Co., Sr. Unsec’d. Notes	5.625%	12/11/17	150	171,929

				1,706,585

Cable — 0.5%
Comcast Corp., Gtd. Notes	4.950%	06/15/16	65	70,975

Capital Goods — 2.5%
ABB Finance USA, Inc. (Switzerland), Gtd. Notes	1.625%	05/08/17	80	79,841
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	3.150%	10/15/21	35	34,509
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	3.900%	07/12/21	100	103,592
Xylem, Inc., Gtd. Notes	3.550%	09/20/16	150	157,553

				375,495

Electric — 1.1%
NextEra Energy Capital Holdings, Inc., Gtd. Notes	4.500%	06/01/21	60	61,883
TECO Finance, Inc., Gtd. Notes	4.000%	03/15/16	100	106,028

				167,911

Energy - Integrated — 2.8%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	3.125%	10/01/15	85	88,804
BP Capital Markets PLC (United Kingdom), Gtd. Notes	3.200%	03/11/16	65	68,255
PC Financial Partnership (Canada), Gtd. Notes	5.000%	11/15/14	100	103,636
Total Capital SA (France), Gtd. Notes	3.000%	06/24/15	150	155,372

				416,067

Energy - Other — 0.7%
Weatherford International, Inc., Gtd. Notes	6.350%	06/15/17	100	113,051

Foods — 0.7%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	4.125%	01/15/15	90	93,383
W.M. Wrigley Jr, Co., Sr. Unsec’d. Notes, 144A	2.000%	10/20/17	10	9,972

				103,355

Healthcare & Pharmaceutical — 2.3%
Medtronic, Inc., Sr. Unsec’d. Notes	3.000%	03/15/15	100	103,178
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	2.250%	08/15/16	235	240,330

				343,508

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Healthcare Insurance — 0.8%
Aetna, Inc., Sr. Unsec’d. Notes	4.125%	06/01/21	$50	$52,470
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.700%	02/15/21	60	65,463

				117,933

Insurance — 2.0%
American International Group, Inc., Sr. Unsec’d. Notes, MTN	5.850%	01/16/18	90	103,234
Lincoln National Corp., Sr. Unsec’d. Notes	4.300%	06/15/15	55	57,660
MetLife, Inc., Sr. Unsec’d. Notes	4.750%	02/08/21	130	140,505

				301,399

Media & Entertainment — 1.5%
Discovery Communications LLC, Gtd. Notes	4.375%	06/15/21	100	103,333
NBCUniversal Media LLC, Gtd. Notes	2.100%	04/01/14	130	130,555

				233,888

Metals — 0.2%
Teck Resources Ltd. (Canada), Gtd. Notes	3.850%	08/15/17	25	26,438

Non-Captive Finance — 2.6%
General Electric Capital Corp., Sr. Unsec’d. Notes	5.900%	05/13/14	175	178,540
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	3.100%	01/09/23	65	61,669
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	4.625%	01/07/21	25	27,261
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	4.650%	10/17/21	10	10,894
General Electric Capital Corp., Sub. Notes	5.300%	02/11/21	100	111,862

				390,226

Pipelines & Other — 2.2%
Enterprise Products Operating LLC, Gtd. Notes	5.200%	09/01/20	125	139,047
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	3.950%	09/01/22	125	121,808
Williams Partners LP, Sr. Unsec’d. Notes	4.125%	11/15/20	75	76,888

				337,743

Railroads — 0.6%
Norfolk Southern Corp., Sr. Unsec’d. Notes	5.900%	06/15/19	75	86,732

Retailers — 1.4%
CVS Caremark Corp., Sr. Unsec’d. Notes	3.250%	05/18/15	200	206,731

Telecommunications — 2.1%
America Movil SAB de CV (Mexico), Gtd. Notes	2.375%	09/08/16	200	205,834
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.600%	04/01/21	100	105,631

				311,465

TOTAL CORPORATE BONDS (cost $5,193,659)				5,309,502

NON-CORPORATE FOREIGN AGENCIES — 2.7%
Asian Development Bank (Supranational Bank), Sr. Unsec’d. Notes, MTN	1.750%	09/11/18	200	200,033

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

NON-CORPORATE FOREIGN AGENCIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Inter-American Development Bank (Supranational Bank), Sr. Unsec’d. Notes	0.500%		08/17/15	$200	$200,420

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $398,416)					400,453

SOVEREIGNS — 5.7%
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, 144A	0.500%		03/21/16	80	79,795
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, 144A	1.375%		03/07/14	80	80,168
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, MTN, RegS	2.875%		09/15/14	100	101,680
Canada Government International Bond (Canada), Sr. Unsec’d. Notes	0.875%		02/14/17	100	100,002
Denmark Government International Bond (Denmark), Sr. Unsec’d. Notes, 144A	0.625%		05/22/15	100	100,265
Finland Government International Bond (Finland), Sr. Unsec’d. Notes, RegS	2.250%		03/17/16	200	207,000
Kingdom of Sweden (Sweden), Sr. Unsec’d. Notes, MTN, RegS	0.375%		05/18/15	100	100,053
Netherlands Government Bond (Netherlands), Sr. Unsec’d. Notes, 144A	0.250%		09/12/15	90	89,642

TOTAL SOVEREIGNS (cost $867,874)					858,605

U.S. GOVERNMENT AGENCY OBLIGATIONS — 19.5%
Federal Home Loan Mortgage Corp.	1.375%		05/01/20	75	70,314
Federal National Mortgage Assoc	0.875%		05/21/18	45	43,529
Financing Corp., Strips Principal, Series 15-P, Debs	3.197%	(s)	03/07/19	2,250	2,006,392
Israel Government AID Bond, Gov’t. Gtd. Notes	2.427%	(s)	03/15/22	120	91,395
Residual Funding Corp. Strips Principal	1.598%	(s)	07/15/20	390	325,485
Residual Funding Corp. Strips Principal	1.614%	(s)	10/15/19	445	386,400

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $2,723,203)					2,923,515

U.S. TREASURY OBLIGATIONS — 2.0%
U.S. Treasury Bonds	3.625%		08/15/43(k)	120	113,325
U.S. Treasury Bonds	3.750%		11/15/43	30	28,997
U.S. Treasury Inflation Indexed Bonds, TIPS	0.375%		07/15/23(h)	110	106,476
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625%		02/15/43	20	15,623
U.S. Treasury Strips Principal	7.123%	(s)	05/15/43(h)	145	42,578

TOTAL U.S. TREASURY OBLIGATIONS (cost $315,524)					306,999

TOTAL LONG-TERM INVESTMENTS (cost $14,054,537)					14,367,494

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

		Shares	Value (Note 2)

SHORT-TERM INVESTMENTS — 0.4%
AFFILIATED MONEY MARKET MUTUAL FUND — 0.4%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $58,710)(w)(Note 4)		58,710	$58,710

	Counterparty	Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
Interest Rate Swap Options,
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 04/24/14	Barclays Capital Group	$710	7
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 04/24/14	Citigroup Global Markets	870	9
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 04/24/14	Citigroup Global Markets	870	9

TOTAL OPTIONS PURCHASED (cost $2,595)			25

TOTAL SHORT-TERM INVESTMENTS (cost $61,305)			58,735

TOTAL INVESTMENTS — 96.0% (cost $14,115,842)			14,426,229
OTHER ASSETS IN EXCESS OF LIABILITIES(x) — 4.0%			605,414

NET ASSETS — 100.0%			$15,031,643

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
AID	Agency for International Development
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
TIPS	Treasury Inflation-Protected Securities

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2013.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(r)	Less than $500 par.

(s)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Futures contracts open at December 31, 2013 :

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Long Positions:
4	90 Day Euro Dollar	Sep. 2016	$982,333	$979,450	$(2,883)
10	10 Year U.S. Treasury Notes	Mar. 2014	1,230,842	1,230,469	(373)

					(3,256)

Short Positions:
4	90 Day Euro Dollar	Sep. 2015	991,654	991,300	354
6	2 Year U.S. Treasury Notes	Mar. 2014	1,320,179	1,318,875	1,304
11	5 Year U.S. Treasury Notes	Mar. 2014	1,312,766	1,312,437	329

					1,987

					$(1,269)

Interest rate swap agreements outstanding at December 31, 2013:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
$4,350	04/12/14	0.596%	3 month LIBOR(1)	$7,592	$—	$7,592	Citigroup Global Markets
3,100	09/01/14	0.659%	3 month LIBOR(2)	(14,024)	—	(14,024)	Citigroup Global Markets
600	09/12/14	0.656%	3 month LIBOR(2)	(2,684)	—	(2,684)	Barclays Capital Group
800	09/19/14	0.669%	3 month LIBOR(2)	(3,672)	—	(3,672)	JPMorgan Chase
2,300	09/27/14	0.401%	3 month LIBOR(1)	4,370	—	4,370	Barclays Capital Group
930	09/27/14	0.650%	3 month LIBOR(2)	(4,101)	—	(4,101)	Citigroup Global Markets
1,000	10/28/14	0.816%	3 month LIBOR(2)	(5,313)	—	(5,313)	Barclays Capital Group
1,750	08/08/15	0.528%	3 month LIBOR(2)	(6,833)	—	(6,833)	Credit Suisse First Boston Corp.
360	09/28/15	0.491%	3 month LIBOR(1)	931	—	931	Credit Suisse First Boston Corp.
1,200	12/21/15	0.494%	3 month LIBOR(2)	(603)	—	(603)	Citigroup Global Markets
240	08/04/16	1.528%	3 month LIBOR(2)	(6,573)	—	(6,573)	Citigroup Global Markets
1,900	08/11/16	1.460%	3 month LIBOR(2)	(47,585)	—	(47,585)	Hong Kong & Shanghai Bank
1,500	08/18/16	1.230%	3 month LIBOR(2)	(26,836)	—	(26,836)	Citigroup Global Markets
2,160	08/31/16	1.251%	3 month LIBOR(2)	(39,191)	—	(39,191)	Barclays Capital Group
2,145	10/03/16	1.273%	3 month LIBOR(1)	35,500	—	35,500	UBS AG
5,155	10/05/16	1.239%	3 month LIBOR(1)	79,787	—	79,787	Morgan Stanley
3,570	10/06/16	1.194%	3 month LIBOR(1)	50,288	—	50,288	JPMorgan Chase
1,550	10/11/16	1.430%	3 month LIBOR(2)	(32,265)	—	(32,265)	Citigroup Global Markets
5,500	12/31/16	1.652%	3 month LIBOR(1)	310,221	—	310,221	JPMorgan Chase
4,600	12/31/16	1.257%	3 month LIBOR(1)	139,731	—	139,731	Barclays Capital Group
215	01/03/17	1.311%	3 month LIBOR(2)	(4,075)	—	(4,075)	Citigroup Global Markets
2,310	02/06/17	0.965%	3 month LIBOR(2)	(11,383)	—	(11,383)	Bank of Nova Scotia
1,550	05/23/17	1.085%	3 month LIBOR(1)	3,140	—	3,140	Bank of Nova Scotia
1,150	10/03/17	0.778%	3 month LIBOR(2)	17,709	—	17,709	Citigroup Global Markets
1,400	10/09/17	0.765%	3 month LIBOR(2)	22,778	—	22,778	Bank of Nova Scotia
700	11/09/17	0.774%	3 month LIBOR(2)	12,798	—	12,798	Bank of Nova Scotia
1,900	07/22/18	2.455%	3 month LIBOR(2)	(92,622)	—	(92,622)	Citigroup Global Markets
6,300	08/17/18	1.838%	3 month LIBOR(1)	100,773	—	100,773	Barclays Capital Group
1,350	09/01/18	1.820%	3 month LIBOR(2)	(18,515)	—	(18,515)	Citigroup Global Markets
255	10/03/18	1.745%	3 month LIBOR(1)	1,652	—	1,652	UBS AG
470	11/01/18	1.984%	3 month LIBOR(2)	(7,195)	—	(7,195)	Barclays Capital Group
1,430	12/08/18	1.803%	3 month LIBOR(2)	(4,065)	—	(4,065)	Barclays Capital Group
240	03/05/19	1.643%	3 month LIBOR(2)	1,373	—	1,373	Bank of Nova Scotia
600	04/10/19	1.816%	3 month LIBOR(2)	372	—	372	Bank of Nova Scotia
370	06/07/19	1.338%	3 month LIBOR(1)	(11,866)	—	(11,866)	Bank of Nova Scotia
130	10/02/19	1.291%	3 month LIBOR(1)	(5,365)	—	(5,365)	Barclays Capital Group
1,000	11/02/19	1.253%	3 month LIBOR(1)	(46,904)	—	(46,904)	Citigroup Global Markets
300	04/11/20	1.370%	3 month LIBOR(1)	(15,405)	—	(15,405)	Barclays Capital Group
2,665	10/01/20	2.522%	3 month LIBOR(2)	(35,373)	—	(35,373)	UBS AG
390	09/06/21	2.223%	3 month LIBOR(1)	(9,428)	—	(9,428)	UBS AG
310	09/13/21	2.171%	3 month LIBOR(2)	8,925	—	8,925	Bank of America

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest rate swap agreements outstanding at December 31, 2013 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued):
$620	10/06/21	2.038%	3 month LIBOR(2)	$26,027	$—	$26,027	Citigroup Global Markets
115	10/06/21	2.060%	3 month LIBOR(2)	4,633	—	4,633	UBS AG
425	01/24/22	2.113%	3 month LIBOR(2)	16,366	—	16,366	Bank of Nova Scotia
325	01/24/22	2.118%	3 month LIBOR(2)	12,386	—	12,386	Bank of Nova Scotia
365	02/17/22	2.018%	3 month LIBOR(2)	17,785	—	17,785	Bank of Nova Scotia
270	02/21/22	2.105%	3 month LIBOR(2)	11,398	—	11,398	JPMorgan Chase
270	02/23/22	2.117%	3 month LIBOR(2)	11,194	—	11,194	JPMorgan Chase
500	06/11/22	1.843%	3 month LIBOR(2)	37,806	—	37,806	Bank of Nova Scotia
500	08/10/22	1.758%	3 month LIBOR(2)	40,261	—	40,261	Bank of Nova Scotia
400	09/25/22	1.785%	3 month LIBOR(1)	(33,296)	—	(33,296)	Barclays Capital Group
300	10/05/22	1.696%	3 month LIBOR(1)	(27,660)	—	(27,660)	Barclays Capital Group
200	05/01/23	1.840%	3 month LIBOR(1)	(18,943)	—	(18,943)	Barclays Capital Group
240	08/24/41	3.065%	3 month LIBOR(2)	34,327	—	34,327	Citigroup Global Markets
245	09/06/41	3.110%	3 month LIBOR(2)	33,254	—	33,254	UBS AG
245	09/06/41	3.028%	3 month LIBOR(2)	36,949	—	36,949	UBS AG
230	09/08/41	2.954%	3 month LIBOR(1)	(37,826)	—	(37,826)	Barclays Capital Group
290	10/11/41	2.719%	3 month LIBOR(2)	61,119	—	61,119	JPMorgan Chase
260	12/12/41	2.685%	3 month LIBOR(1)	(57,734)	—	(57,734)	Citigroup Global Markets
260	12/20/41	2.614%	3 month LIBOR(2)	61,251	—	61,251	Citigroup Global Markets
155	12/20/41	2.615%	3 month LIBOR(1)	(36,480)	—	(36,480)	Barclays Capital Group
160	01/10/42	2.718%	3 month LIBOR(1)	(32,900)	—	(32,900)	Barclays Capital Group
210	02/09/42	2.840%	3 month LIBOR(1)	(38,954)	—	(38,954)	Barclays Capital Group

				$467,027	$—	$467,027

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements:
$4,100	06/27/16	0.853%	3 month LIBOR(1)	$—	$19,749	$19,749
795	02/28/18	1.649%	3 month LIBOR(2)	154	(7,287)	(7,441)
1,150	06/25/18	1.503%	3 month LIBOR(1)	—	(3,177)	(3,177)
625	07/02/18	1.564%	3 month LIBOR(2)	—	255	255
850	09/23/18	1.613%	3 month LIBOR(2)	154	2,463	2,309
510	08/31/20	2.220%	3 month LIBOR(2)	153	5,054	4,901
370	08/31/20	2.085%	3 month LIBOR(2)	152	6,841	6,689
125	08/31/20	2.490%	3 month LIBOR(2)	151	(911)	(1,062)
30	01/31/22	2.505%	3 month LIBOR(2)	150	537	387
570	08/05/23	4.210%	3 month LIBOR(1)	—	(7,921)	(7,921)
230	08/06/23	4.220%	3 month LIBOR(1)	—	(3,102)	(3,102)
225	10/28/23	4.029%	3 month LIBOR(1)	151	(5,288)	(5,439)

				$1,065	$7,213	$6,148

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	$—	$1,835,934	$—
Commercial Mortgage-Backed Securities	—	2,732,486	—
Corporate Bonds	—	5,309,502	—
Non-Corporate Foreign Agencies	—	400,453	—
Sovereigns	—	858,605	—
U.S. Government Agency Obligations	—	2,923,515	—
U.S. Treasury Obligations	—	306,999	—
Affiliated Money Market Mutual Fund	58,710	—	—
Options Purchased	—	25	—
Other Financial Instruments*
Futures Contracts	(1,269)	—	—
Interest Rate Swaps	6,148	467,027	—

Total	$63,589	$14,834,546	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2013 were as follows:

U.S. Government Agency Obligations	19.5%
Commercial Mortgage-Backed Securities	18.2
Non-Residential Mortgage-Backed Securities	12.2
Banking	11.3
Sovereigns	5.7
Energy - Integrated	2.8
Non-Corporate Foreign Agencies	2.7
Non-Captive Finance	2.6
Capital Goods	2.5
Healthcare & Pharmaceutical	2.3
Pipelines & Other	2.2
Telecommunications	2.1
U.S. Treasury Obligations	2.0
Insurance	2.0
Media & Entertainment	1.5
Retailers	1.4
Electric	1.1
Healthcare Insurance	0.8
Energy - Other	0.7

Foods	0.7%
Railroads	0.6
Cable	0.5
Affiliated Money Market Mutual Fund	0.4
Metals	0.2

96.0
Other assets in excess of liabilities	4.0

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instrumentsis interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due to broker-variation margin	$36,277	*	Due to broker-variation margin	$31,398	*
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	1,202,696		Unrealized depreciation on over-the-counter swap agreements	735,669
Interest rate contracts	Unaffiliated investments	25		—	—

Total		$1,238,998			$767,067

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$(6,484)	$491	$(109,756)	$3,617,311	$3,501,562

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Futures	Swaps	Total
Interest rate contracts	$(2,570)	$(19,150)	$(2,899,984)	$(2,921,704)

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2013, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts - Long Positions(3)	Futures Contracts - Short Positions(3)	Interest Rate Swap Agreements(4)
$3,864	$422	$3,410,918	$3,459,420	$215,080,000

(1)	Cost.

(2)	Premium Received.

(3)	Value at Trade Date.

(4)	Notional Amount.

The Portfolio invested in derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Exchange-traded and cleared derivatives	$—	$—	$ —	$—
Over-the-counter derivatives*	1,202,721	(25)	—	1,202,696

				1,202,696

Liabilities:
Exchange-traded and cleared derivatives	(8,053)	—	—	(8,053)
Over-the-counter derivatives*	(735,669)	—	—	(735,669)

				(743,722)

Collateral Amount Pledged/(Received):
Exchange-traded and cleared derivatives				8,053
Over-the-counter derivatives				(520,335)

Net Amount				$(53,308)

*	Over-the-counter derivatives may consist of forward foreign currency exchange contracts, options contracts and swap agreements. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation) by counterparty, see the Schedule of Investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST BOND PORTFOLIO 2016 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value:
Unaffiliated investments (cost $14,057,132)	$14,367,519
Affiliated investments (cost $58,710)	58,710
Unrealized appreciation on over-the-counter swap agreements	1,202,696
Receivable for investments sold	401,099
Dividends and interest receivable	111,015
Tax reclaim receivable	2,256
Prepaid expenses	610

Total Assets	16,143,905

LIABILITIES:
Unrealized depreciation on over-the-counter swap agreements	735,669
Payable for fund share repurchased	202,655
Payable for investments purchased	107,376
Accrued expenses and other liabilities	54,848
Due to broker-variation margin	8,053
Advisory fees payable	3,034
Affiliated transfer agent fee payable	417
Distribution fee payable	210

Total Liabilities	1,112,262

NET ASSETS	$15,031,643

Net assets were comprised of:
Paid-in capital	$7,378,014
Retained earnings	7,653,629

Net assets, December 31, 2013	$15,031,643

Net asset value and redemption price per share, $15,031,643 / 1,736,427 outstanding shares of beneficial interest	$8.66

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Interest income	$548,540
Affiliated dividend income	3,519

552,059

EXPENSES
Advisory fees	202,882
Distribution fee (Note 4)	25,365
Shareholder servicing fees and expenses (Note 4)	6,624
Custodian and accounting fees	67,000
Audit fee	41,000
Trustees’ fees	11,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Legal fees and expenses	8,000
Shareholders’ reports	6,000
Commitment fee on syndicated credit agreement	2,000
Loan interest expense (Note 7)	1,074
Insurance expenses	1,000
Miscellaneous	9,030

Total expenses	389,975
Less: advisory fee waiver	(72,481)

Net expenses	317,494

NET INVESTMENT INCOME	234,565

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	1,344,623
Futures transactions	(109,756)
Swap agreement transactions	3,617,311
Options written transactions	491

4,852,669

Net change in unrealized appreciation (depreciation) on:
Investments	(2,311,499)
Futures	(19,150)
Swap agreements	(2,899,984)

(5,230,633)

NET LOSS ON INVESTMENTS	(377,964)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(143,399)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$234,565	$380,991
Net realized gain on investment transactions	4,852,669	1,412,750
Net change in unrealized appreciation (depreciation) on investments	(5,230,633)	1,414,204

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(143,399)	3,207,945

DISTRIBUTIONS	—	(1,111,829)

FUND SHARE TRANSACTIONS:
Fund share sold [1,627,162 and 3,128,698 shares, respectively]	14,021,963	27,070,216
Fund share issued in reinvestment of distributions [0 and 130,039 shares, respectively]	—	1,111,829
Fund share repurchased [5,550,153 and 9,976,159 shares, respectively]	(48,166,097)	(85,887,520)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(34,144,134)	(57,705,475)

TOTAL DECREASE IN NET ASSETS	(34,287,533)	(55,609,359)
NET ASSETS:
Beginning of year	49,319,176	104,928,535

End of year	$15,031,643	$49,319,176

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST BOND PORTFOLIO 2017

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 91.5% ASSET-BACKED SECURITIES — 11.4%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Non-Residential Mortgage-Backed Securities
Ally Auto Receivables Trust, Series 2012-1, Class A3	0.930%		02/15/16	$864	$866,066
Ally Auto Receivables Trust, Series 2012-SN1, Class A2	0.510%		12/20/14	278	277,992
American Express Credit Account Master Trust, Series 2012-3, Class A	0.317%	(c)	03/15/18	1,800	1,799,703
American Express Credit Account Secured Note Trust, Series 2012-4, Class A	0.407%	(c)	05/15/20	1,000	996,723
AmeriCredit Automobile Receivables Trust, Series 2012-1, Class A2	0.910%		10/08/15	13	13,399
Bank of America Auto Trust, Series 2012-1, Class A3	0.780%		06/15/16	621	622,383
Bank of America Credit Card Trust, Series 2006-A7, Class A7	0.207%	(c)	12/15/16	800	797,589
Chase Issuance Trust, Series 2012-A8, Class A8	0.540%		10/15/17	1,000	998,638
Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8	5.650%		09/20/19	830	950,636
Citibank Credit Card Issuance Trust, Series 2013-A3, Class A3	1.110%		07/23/18	1,500	1,505,391
Discover Card Master Trust, Series 2012-A, Class A3	0.860%		11/15/17	1,000	1,004,045
Discover Card Master Trust, Series 2012-A5, Class A5	0.367%	(c)	01/15/18	1,600	1,600,099
Ford Credit Auto Lease Trust, Series 2012-B, Class A2	0.540%		11/15/14	535	534,618
Ford Credit Auto Owner Trust, Series 2011-B, Class B	2.270%		01/15/17	600	616,432
GE Dealer Floorplan Master Note Trust, Series 2012-4, Class A	0.607%	(c)	10/20/17	1,400	1,401,145
GE Dealer Floorplan Master Note Trust, Series 2013-1, Class A	0.567%	(c)	04/20/18	1,400	1,400,974
GE Equipment Midticket LLC, Series 2012-1, Class A2	0.470%		01/22/15	542	542,312
GE Equipment Small Ticket LLC, Series 2012-1A, Class A2, 144A	0.850%		11/21/14	305	304,771
Nissan Master Owner Trust Receivables, Series 2013-A, Class A	0.467%	(c)	02/15/18	1,600	1,599,656
Santander Drive Auto Receivables Trust, Series 2012-2, Class A2	0.910%		05/15/15	1	1,073
World Omni Auto Receivables Trust, Series 2012-B, Class A2	0.430%		11/15/15	560	560,282
World Omni Automobile Lease Securitization Trust, Series 2012-A, Class A2	0.710%		01/15/15	126	125,534

TOTAL ASSET-BACKED SECURITIES (cost $18,486,104)					18,519,461

COMMERCIAL MORTGAGE-BACKED SECURITIES — 13.7%
Banc of America Commercial Mortgage, Inc., Series 2005-3, Class A4	4.668%		07/10/43	1,400	1,464,574
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class AAB	5.703%		06/11/50	446	460,520
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class A2	3.061%		12/15/47	1,080	1,117,495
Commercial Mortgage Trust, Series 2005-GG3, Class A4	4.799%	(c)	08/10/42	590	605,328

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Commercial Mortgage Trust, Series 2007-GG9, Class A2	5.381%		03/10/39	$1,175	$1,201,717
Commercial Mortgage Trust, Series 2013-CR8, Class A2	2.367%		06/10/46	2,700	2,708,770
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C1, Class A4	5.014%	(c)	02/15/38	1,880	1,933,781
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C2, Class A4	4.832%		04/15/37	500	518,796
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A2	5.417%		12/10/49	325	325,048
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4	5.553%	(c)	04/10/38	1,100	1,184,486
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4	5.560%		11/10/39	1,140	1,249,989
JPMBB Commercial Mortgage Securities Trust, Series 2013-C12, Class A2	2.424%		07/15/45	2,700	2,718,595
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A2	5.791%	(c)	06/15/49	281	283,175
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A2	5.300%		11/15/38	235	243,272
Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class A6	5.280%	(c)	11/12/37	91	96,349
Morgan Stanley Capital I Trust, Series 2006-T21, Class A4	5.162%	(c)	10/12/52	750	799,612
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A3	3.058%		05/10/63	2,385	2,395,876
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3	6.011%	(c)	06/15/45	2,000	2,193,518
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4	5.308%		11/15/48	550	601,092

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $22,170,502)					22,101,993

CORPORATE BONDS — 17.3%
Banking — 5.6%
American Express Co., Sr. Unsec’d. Notes	2.650%		12/02/22	402	372,925
Bank of America Corp., Sr. Unsec’d. Notes	6.000%		09/01/17	1,305	1,490,039
Capital One Financial Corp., Sr. Unsec’d. Notes	4.750%		07/15/21(a)	350	372,172
Citigroup, Inc., Sr. Unsec’d. Notes	4.500%		01/14/22	325	344,406
Citigroup, Inc., Sr. Unsec’d. Notes	8.500%		05/22/19	450	576,715
Discover Bank, Sr. Unsec’d. Notes	2.000%		02/21/18(a)	1,290	1,266,992
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.250%		07/27/21(a)	350	383,195
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	5.375%		03/15/20	425	472,655
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.350%		08/15/21	350	368,871
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.400%		07/22/20	75	80,622
JPMorgan Chase & Co., Sr. Unsec’d. Notes	6.300%		04/23/19	400	472,102
Morgan Stanley, Sr. Unsec’d. Notes, MTN	6.000%		04/28/15(a)	100	106,503
Morgan Stanley, Series G, Sr. Unsec’d. Notes, MTN	5.500%		01/26/20	850	954,186
Royal Bank of Scotland PLC (The) (United Kingdom), Bank Gtd. Notes	6.125%		01/11/21	135	152,801
US Bancorp, Sr. Unsec’d. Notes, MTN	4.200%		05/15/14	240	243,381
Wells Fargo & Co., Sr. Unsec’d. Notes	5.625%		12/11/17	1,175	1,346,779

					9,004,344

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Cable — 0.1%
NBCUniversal Media LLC, Gtd. Notes	2.100%	04/01/14	$170	$170,725

Capital Goods — 1.5%
ABB Finance USA, Inc. (Switzerland), Gtd. Notes	1.625%	05/08/17	445	444,115
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	3.150%	10/15/21	140	138,037
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	3.900%	07/12/21	350	362,571
United Technologies Corp., Sr. Unsec’d. Notes	1.800%	06/01/17	660	670,173
Waste Management, Inc., Gtd. Notes	2.600%	09/01/16	120	123,861
Xylem, Inc., Gtd. Notes	3.550%	09/20/16	630	661,724

				2,400,481

Electric — 0.2%
NextEra Energy Capital Holdings, Inc., Gtd. Notes	4.500%	06/01/21(a)	280	288,789

Energy - Integrated — 0.9%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	1.846%	05/05/17	770	777,731
BP Capital Markets PLC (United Kingdom), Gtd. Notes	3.125%	10/01/15	195	203,726
PC Financial Partnership (Canada), Gtd. Notes	5.000%	11/15/14	100	103,636
Suncor Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.100%	06/01/18	200	231,192
Total Capital SA (France), Gtd. Notes	3.000%	06/24/15	175	181,267

				1,497,552

Energy - Other
Weatherford International Ltd., Gtd. Notes	9.625%	03/01/19	50	64,243

Foods — 0.7%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	4.125%	01/15/15	425	440,976
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	7.750%	01/15/19	250	312,165
Kraft Foods Group, Inc., Sr. Unsec’d. Notes	5.375%	02/10/20	209	235,794
Mondelez International, Inc., Sr. Unsec’d. Notes	6.750%	02/19/14	75	75,581
W.M. Wrigley Jr, Co., Sr. Unsec’d. Notes, 144A	2.000%	10/20/17	90	89,750

				1,154,266

Healthcare & Pharmaceutical — 1.2%
Amgen, Inc., Sr. Unsec’d. Notes	2.300%	06/15/16	370	381,480
GlaxoSmithKline Capital PLC (United Kingdom), Gtd. Notes	1.500%	05/08/17	560	560,250
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	2.250%	08/15/16	965	986,885

				1,928,615

Healthcare Insurance — 0.4%
Aetna, Inc., Sr. Unsec’d. Notes	4.125%	06/01/21	275	288,587
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.700%	02/15/21	280	305,495

				594,082

Insurance — 1.1%
American International Group, Inc., Sr. Unsec’d. Notes, MTN	5.850%	01/16/18	380	435,879

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Insurance (continued)
Lincoln National Corp., Sr. Unsec’d. Notes	4.300%	06/15/15	$65	$68,144
MetLife, Inc., Sr. Unsec’d. Notes	4.750%	02/08/21(a)	855	924,093
MetLife, Inc., Sr. Unsec’d. Notes	7.717%	02/15/19	350	433,827

				1,861,943

Media & Entertainment — 0.5%
Discovery Communications LLC, Gtd. Notes	4.375%	06/15/21	350	361,665
Time Warner, Inc., Gtd. Notes	4.875%	03/15/20(a)	425	465,835

				827,500

Metals
Teck Resources Ltd. (Canada), Gtd. Notes	3.850%	08/15/17	25	26,438

Non-Captive Finance — 0.8%
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	3.100%	01/09/23	230	218,214
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	4.625%	01/07/21	75	81,784
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	4.650%	10/17/21	30	32,683
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	6.000%	08/07/19(a)	175	205,330
General Electric Capital Corp., Sub. Notes	5.300%	02/11/21(a)(h)	625	699,138

				1,237,149

Pipelines & Other — 0.6%
Enterprise Products Operating LLC, Gtd. Notes	5.200%	09/01/20(a)	125	139,047
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	3.950%	09/01/22	475	462,868
Williams Partners LP, Sr. Unsec’d. Notes	4.125%	11/15/20	350	358,812

				960,727

Railroads — 0.2%
Norfolk Southern Corp., Sr. Unsec’d. Notes	5.900%	06/15/19	350	404,749

Retailers — 0.4%
CVS Caremark Corp., Sr. Unsec’d. Notes	3.250%	05/18/15	200	206,731
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	4.250%	04/15/21	425	457,613

				664,344

Technology — 0.8%
Apple, Inc., Sr. Unsec’d. Notes	1.000%	05/03/18(a)(h)	1,320	1,276,370

Telecommunications — 2.1%
America Movil SAB de CV (Mexico), Gtd. Notes	2.375%	09/08/16	570	586,627
AT&T, Inc., Sr. Unsec’d. Notes	2.500%	08/15/15	355	364,477
AT&T, Inc., Sr. Unsec’d. Notes	3.875%	08/15/21(h)	600	607,860
Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec’d. Notes	8.500%	11/15/18	55	69,637
Verizon Communications, Inc., Sr. Unsec’d. Notes	2.500%	09/15/16	1,300	1,344,247
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.600%	04/01/21(a)	350	369,708

				3,342,556

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Tobacco — 0.2%
Altria Group, Inc., Gtd. Notes	9.700%		11/10/18	$265	$348,314

TOTAL CORPORATE BONDS (cost $27,622,489)					28,053,187

NON-CORPORATE FOREIGN AGENCIES — 5.9%
Asian Development Bank (Supranational Bank), Sr. Unsec’d. Notes, MTN	1.750%		09/11/18	1,660	1,660,274
Inter-American Development Bank (Supranational Bank), Sr. Unsec’d. Notes	0.500%		08/17/15	6,400	6,413,434
Kommunalbanken AS (Norway), Sr. Unsec’d. Notes, 144A	1.125%		05/23/18	674	654,724
Royal Bank of Canada (Canada), Covered Bonds	2.000%		10/01/18	825	820,718

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $9,531,773)					9,549,150

SOVEREIGNS — 5.9%
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, 144A	0.500%		03/21/16	900	897,678
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, 144A	1.375%		03/07/14	580	581,218
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, MTN, RegS	2.875%		09/15/14	1,000	1,016,798
Canada Government International Bond (Canada), Sr. Unsec’d. Notes	0.875%		02/14/17	1,500	1,500,026
Denmark Government International Bond (Denmark), Sr. Unsec’d. Notes, 144A	0.625%		05/22/15(a)	560	561,484
Denmark Government International Bond (Denmark), Sr. Unsec’d. Notes, MTN, 144A	0.375%		04/25/16	200	198,819
Finland Government International Bond (Finland), Sr. Unsec’d. Notes, RegS	2.250%		03/17/16	580	600,300
Kingdom of Sweden (Sweden), Sr. Unsec’d. Notes, MTN, RegS	0.375%		05/18/15	580	580,306
Netherlands Government Bond (Netherlands), Sr. Unsec’d. Notes, 144A	0.250%		09/12/15	580	577,694
Province of British Columbia (Canada), Sr. Unsec’d. Notes	2.000%		10/23/22(a)	2,785	2,499,816
Spain Government International Bond (Spain), Sr. Unsec’d. Notes, MTN, 144A	4.000%		03/06/18	500	508,250

TOTAL SOVEREIGNS (cost $9,844,225)					9,522,389

U.S. GOVERNMENT AGENCY OBLIGATIONS —34.4%
Federal Home Loan Mortgage Corp.	1.375%		05/01/20(a)	1,865	1,748,464
Federal Home Loan Mortgage Corp.	2.375%		01/13/22(a)	5,985	5,721,451
Federal National Mortgage Assoc	0.875%		05/21/18	380	367,579
Federal National Mortgage Assoc	1.625%		11/27/18(a)	17,020	16,878,019
Federal National Mortgage Assoc	5.375%		06/12/17	380	434,535
Federal National Mortgage Assoc	6.670%	(s)	11/15/21	820	631,652
Financing Corp., Strips Principal, Series 3-P, Debs	1.392%		11/30/17	4,719	4,416,573
Government National Mortgage Assoc	4.000%		10/15/41	791	822,830
Israel Government AID Bond, Gov’t. Gtd. Notes	2.430%	(s)	03/15/22	490	373,198
Israel Government AID Bond, Gov’t. Gtd. Notes	5.500%		09/18/23-04/26/24	3,235	3,736,801
Residual Funding Corp. Strips Principal	1.631%	(s)	07/15/20	4,155	3,467,672
Residual Funding Corp. Strips Principal	2.580%	(s)	10/15/19	11,750	10,202,701

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Tennessee Valley Authority, Sr. Unsec’d. Notes	5.500%		07/18/17(a)	$5,950	$6,813,446

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $56,082,007)					55,614,921

U.S. TREASURY OBLIGATIONS — 2.9%
U.S. Treasury Bonds	3.750%		11/15/43	280	270,637
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%		04/15/18(h)	1,399	1,427,297
U.S. Treasury Inflation Indexed Bonds, TIPS	0.375%		07/15/23(k)	843	813,089
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625%		02/15/43	198	152,321
U.S. Treasury Notes	0.625%		04/30/18	545	525,584
U.S. Treasury Notes	2.375%		12/31/20	1,135	1,130,567
U.S. Treasury Strips Principal	7.123%	(s)	05/15/43	1,210	355,303

TOTAL U.S. TREASURY OBLIGATIONS (cost $4,730,893)					4,674,798

TOTAL LONG-TERM INVESTMENTS (cost $148,467,993)					148,035,899

				Shares
SHORT-TERM INVESTMENTS — 23.3%
AFFILIATED MONEY MARKET MUTUAL FUND — 23.3%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $37,752,827; includes $37,227,766 of cash collateral received for securities onloan)(b)(w)(Note 4)				37,752,827	37,752,827

	Counterparty			Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
Interest Rate Swap Options,
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 04/24/14	Barclays Capital Group			$6,560	66
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 04/24/14	Citigroup Global Markets			8,045	81
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 04/24/14	Citigroup Global Markets			8,045	81

TOTAL OPTIONS PURCHASED (cost $23,984)					228

TOTAL SHORT-TERM INVESTMENTS (cost $37,776,811)					37,753,055

TOTAL INVESTMENTS — 114.8% (cost $186,244,804)					185,788,954
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (14.8)%					(23,968,624)

NET ASSETS — 100.0%					$161,820,330

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
AID	Agency for International Development
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
TIPS	Treasury Inflation Protected Securities

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $36,312,333; cash collateral of $37,227,766 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2013.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(s)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts open at December 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Long Positions:
140	90 Day Euro Dollar	Mar. 2014	$34,909,281	$34,903,750	$(5,531)
37	90 Day Euro Dollar	Sep. 2016	9,087,473	9,059,912	(27,561)
23	5 Year U.S.Treasury Notes	Mar. 2014	2,753,040	2,744,188	(8,852)

					(41,944)

Short Positions:
37	90 Day Euro Dollar	Sep. 2015	9,173,487	9,169,525	3,962
44	2 Year U.S.Treasury Notes	Mar. 2014	9,684,530	9,671,750	12,780
1	10 Year U.S. Treasury Notes	Mar. 2014	124,170	123,047	1,123
43	U.S. Long Bond	Mar. 2014	5,598,558	5,517,438	81,120
28	U.S. Ultra Bond	Mar. 2014	3,890,149	3,815,000	75,149

					174,134

					$132,190

Interest rate swap agreements outstanding at December 31, 2013:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
$14,755	05/28/14	0.580%	3 month LIBOR(2)	$(23,771)	$—	$(23,771)	Barclays Capital Group
7,000	08/22/14	0.583%	3 month LIBOR(2)	(26,335)	—	(26,335)	JPMorgan Chase
10,100	09/01/14	0.659%	3 month LIBOR(2)	(45,693)	—	(45,693)	Citigroup Global Markets
3,000	09/12/14	0.656%	3 month LIBOR(2)	(13,422)	—	(13,422)	Barclays Capital Group
3,600	09/19/14	0.669%	3 month LIBOR(2)	(16,524)	—	(16,524)	JPMorgan Chase
5,150	10/18/14	0.880%	3 month LIBOR(2)	(30,916)	—	(30,916)	Barclays Capital Group
10,110	10/26/14	0.835%	3 month LIBOR(2)	(56,033)	—	(56,033)	Barclays Capital Group
4,495	10/28/14	0.816%	3 month LIBOR(2)	(23,881)	—	(23,881)	Barclays Capital Group
3,300	10/28/14	0.809%	3 month LIBOR(2)	(17,348)	—	(17,348)	Barclays Capital Group
10,700	03/19/15	0.844%	3 month LIBOR(2)	(91,782)	—	(91,782)	Barclays Capital Group
7,400	08/08/15	0.528%	3 month LIBOR(2)	(28,894)	—	(28,894)	Credit Suisse First Boston Corp.
13,800	09/11/15	0.520%	3 month LIBOR(2)	(46,675)	—	(46,675)	JPMorgan Chase
2,000	09/28/15	0.918%	3 month LIBOR(2)	(22,252)	—	(22,252)	Barclays Capital Group
1,700	07/29/16	1.753%	3 month LIBOR(2)	(58,505)	—	(58,505)	Barclays Capital Group
23,500	08/10/16	1.438%	3 month LIBOR(1)	574,663	—	574,663	Barclays Capital Group
4,880	08/31/16	0.934%	3 month LIBOR(1)	42,013	—	42,013	Credit Suisse First Boston Corp.

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest rate swap agreements outstanding at December 31, 2013 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$5,880	09/15/16	1.174%	3 month LIBOR(1)	$88,621	$—	$88,621	Barclays Capital Group
13,850	09/27/16	1.111%	3 month LIBOR(1)	174,949	—	174,949	Morgan Stanley
4,910	09/28/16	1.238%	3 month LIBOR(2)	(80,707)	—	(80,707)	Barclays Capital Group
8,925	10/03/16	1.273%	3 month LIBOR(1)	147,711	—	147,711	UBS AG
9,260	10/27/16	1.439%	3 month LIBOR(2)	(188,653)	—	(188,653)	Barclays Capital Group
10,210	11/01/16	1.431%	3 month LIBOR(2)	(202,444)	—	(202,444)	Barclays Capital Group
12,165	11/02/16	1.336%	3 month LIBOR(2)	(206,320)	—	(206,320)	Barclays Capital Group
8,165	11/30/16	1.398%	3 month LIBOR(1)	141,889	—	141,889	Barclays Capital Group
14,140	12/05/16	1.338%	3 month LIBOR(2)	(216,988)	—	(216,988)	Barclays Capital Group
3,300	12/29/16	1.351%	3 month LIBOR(1)	48,128	—	48,128	Barclays Capital Group
1,475	02/21/17	1.179%	3 month LIBOR(2)	(17,050)	—	(17,050)	JPMorgan Chase
4,180	03/06/17	1.123%	3 month LIBOR(2)	(37,175)	—	(37,175)	Barclays Capital Group
12,000	06/07/17	0.998%	3 month LIBOR(1)	(23,791)	—	(23,791)	Barclays Capital Group
9,000	09/18/17	0.840%	3 month LIBOR(2)	100,078	—	100,078	Barclays Capital Group
2,350	09/28/17	0.795%	3 month LIBOR(1)	(31,984)	—	(31,984)	Credit Suisse First Boston Corp.
4,900	12/11/17	0.734%	3 month LIBOR(2)	108,733	—	108,733	Barclays Capital Group
49,600	12/31/17	3.054%	3 month LIBOR(1)	8,121,028	—	8,121,028	JPMorgan Chase
33,200	12/31/17	1.975%	3 month LIBOR(1)	2,210,675	—	2,210,675	Citigroup Global Markets
22,800	12/31/17	0.000%	3 month LIBOR(2)	(3,715,916)	—	(3,715,916)	JPMorgan Chase
16,000	12/31/17	2.267%	3 month LIBOR(1)	1,713,355	—	1,713,355	Bank of America
4,300	02/15/18	1.047%	3 month LIBOR(2)	45,977	—	45,977	Barclays Capital Group
2,500	03/06/18	0.903%	3 month LIBOR(2)	46,487	—	46,487	Barclays Capital Group
4,900	03/08/18	0.959%	3 month LIBOR(2)	79,698	—	79,698	Barclays Capital Group
2,600	03/13/18	1.044%	3 month LIBOR(2)	33,615	—	33,615	Barclays Capital Group
2,000	03/18/18	1.053%	3 month LIBOR(2)	26,025	—	26,025	Barclays Capital Group
2,300	03/20/18	0.965%	3 month LIBOR(2)	39,104	—	39,104	Barclays Capital Group
2,700	03/27/18	1.003%	3 month LIBOR(2)	43,073	—	43,073	Barclays Capital Group
5,700	04/16/18	0.878%	3 month LIBOR(2)	135,817	—	135,817	JPMorgan Chase
1,900	04/18/18	0.876%	3 month LIBOR(2)	45,765	—	45,765	JPMorgan Chase
2,480	05/15/18	2.318%	3 month LIBOR(1)	92,690	—	92,690	JPMorgan Chase
674	05/17/18	0.989%	3 month LIBOR(2)	14,570	—	14,570	Credit Suisse First Boston Corp.
5,250	07/27/18	2.464%	3 month LIBOR(2)	(255,964)	—	(255,964)	Bank of America
101,000	08/09/18	2.008%	3 month LIBOR(1)	2,534,250	—	2,534,250	Barclays Capital Group
2,390	08/09/18	2.136%	3 month LIBOR(1)	75,067	—	75,067	Bank of America
18,200	08/10/18	2.059%	3 month LIBOR(1)	500,392	—	500,392	Citigroup Global Markets
6,500	08/11/18	2.033%	3 month LIBOR(2)	(169,030)	—	(169,030)	Hong Kong & Shanghai Bank
5,500	08/12/18	1.764%	3 month LIBOR(1)	70,227	—	70,227	UBS AG
3,190	08/31/18	1.798%	3 month LIBOR(2)	(41,676)	—	(41,676)	Barclays Capital Group
5,545	09/02/18	1.825%	3 month LIBOR(2)	(77,073)	—	(77,073)	Barclays Capital Group
2,480	09/06/18	1.820%	3 month LIBOR(2)	(33,054)	—	(33,054)	Barclays Capital Group
3,025	09/21/18	1.673%	3 month LIBOR(2)	(14,308)	—	(14,308)	Barclays Capital Group
2,910	09/28/18	1.598%	3 month LIBOR(1)	1,212	—	1,212	Barclays Capital Group
1,455	09/29/18	1.735%	3 month LIBOR(2)	(10,379)	—	(10,379)	Barclays Capital Group
5,005	10/03/18	1.745%	3 month LIBOR(1)	32,424	—	32,424	UBS AG
11,660	10/06/18	1.599%	3 month LIBOR(1)	(12,335)	—	(12,335)	JPMorgan Chase
1,245	10/11/18	1.770%	3 month LIBOR(1)	8,633	—	8,633	JPMorgan Chase
4,115	10/19/18	1.915%	3 month LIBOR(2)	(54,662)	—	(54,662)	Barclays Capital Group
10,065	10/21/18	1.908%	3 month LIBOR(2)	(127,290)	—	(127,290)	Barclays Capital Group
11,150	11/01/18	1.984%	3 month LIBOR(2)	(170,693)	—	(170,693)	Barclays Capital Group
12,755	11/02/18	1.880%	3 month LIBOR(2)	(129,665)	—	(129,665)	Barclays Capital Group
7,235	11/30/18	1.830%	3 month LIBOR(1)	36,409	—	36,409	Barclays Capital Group
12,845	12/05/18	1.813%	3 month LIBOR(2)	(47,548)	—	(47,548)	Barclays Capital Group
7,000	12/08/18	1.803%	3 month LIBOR(2)	(19,898)	—	(19,898)	Barclays Capital Group
3,700	12/14/18	1.709%	3 month LIBOR(2)	8,123	—	8,123	Barclays Capital Group
6,490	01/12/19	1.699%	3 month LIBOR(2)	(14,611)	—	(14,611)	Citigroup Global Markets
6,220	01/17/19	1.603%	3 month LIBOR(2)	20,708	—	20,708	Barclays Capital Group
1,980	02/21/19	1.573%	3 month LIBOR(2)	16,582	—	16,582	Citigroup Global Markets
3,770	02/23/19	1.633%	3 month LIBOR(2)	20,509	—	20,509	Barclays Capital Group

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest rate swap agreements outstanding at December 31, 2013 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$4,150	03/02/19	1.543%	3 month LIBOR(2)	$45,293	$—	$45,293	Barclays Capital Group
2,780	03/13/19	1.616%	3 month LIBOR(2)	21,983	—	21,983	Barclays Capital Group
725	10/02/19	1.291%	3 month LIBOR(1)	(29,922)	—	(29,922)	Barclays Capital Group
3,700	10/19/19	1.264%	3 month LIBOR(2)	165,625	—	165,625	Barclays Capital Group
3,700	10/31/19	1.265%	3 month LIBOR(2)	169,021	—	169,021	Citigroup Global Markets
1,700	11/02/19	1.253%	3 month LIBOR(1)	(79,737)	—	(79,737)	Citigroup Global Markets
1,400	11/16/19	1.167%	3 month LIBOR(1)	(74,590)	—	(74,590)	Barclays Capital Group
775	09/10/20	2.620%	3 month LIBOR(2)	(17,368)	—	(17,368)	Barclays Capital Group
6,680	10/01/20	2.522%	3 month LIBOR(2)	(88,707)	—	(88,707)	UBS AG
1,300	08/01/21	3.068%	3 month LIBOR(1)	56,281	—	56,281	Citigroup Global Markets
1,340	08/04/21	2.803%	3 month LIBOR(1)	30,831	—	30,831	Barclays Capital Group
2,310	08/15/21	2.380%	3 month LIBOR(2)	23,228	—	23,228	Barclays Capital Group
1,340	08/19/21	2.350%	3 month LIBOR(2)	17,019	—	17,019	Barclays Capital Group
1,100	08/24/21	2.250%	3 month LIBOR(1)	(22,862)	—	(22,862)	Citigroup Global Markets
1,370	09/06/21	2.223%	3 month LIBOR(1)	(33,120)	—	(33,120)	UBS AG
850	09/09/21	2.205%	3 month LIBOR(2)	21,945	—	21,945	Barclays Capital Group
1,320	09/13/21	2.171%	3 month LIBOR(2)	38,004	—	38,004	Bank of America
1,385	09/14/21	2.160%	3 month LIBOR(1)	(41,168)	—	(41,168)	Barclays Capital Group
1,355	09/16/21	2.213%	3 month LIBOR(1)	(35,225)	—	(35,225)	Barclays Capital Group
890	09/19/21	2.259%	3 month LIBOR(2)	20,376	—	20,376	Barclays Capital Group
3,110	09/22/21	2.158%	3 month LIBOR(1)	(95,747)	—	(95,747)	Barclays Capital Group
1,080	10/04/21	2.108%	3 month LIBOR(1)	(39,433)	—	(39,433)	Citigroup Global Markets
2,960	10/11/21	2.285%	3 month LIBOR(2)	70,936	—	70,936	Barclays Capital Group
3,020	12/06/21	2.238%	3 month LIBOR(2)	101,866	—	101,866	Barclays Capital Group
1,070	12/19/21	2.053%	3 month LIBOR(1)	(52,453)	—	(52,453)	Barclays Capital Group
5,260	12/22/21	2.085%	3 month LIBOR(1)	(246,404)	—	(246,404)	Barclays Capital Group
600	12/23/21	2.090%	3 month LIBOR(2)	27,959	—	27,959	Barclays Capital Group
2,945	12/28/21	2.118%	3 month LIBOR(2)	132,568	—	132,568	Barclays Capital Group
1,415	02/21/22	2.105%	3 month LIBOR(2)	59,735	—	59,735	JPMorgan Chase
945	02/21/22	2.100%	3 month LIBOR(2)	40,269	—	40,269	JPMorgan Chase
1,430	02/23/22	2.117%	3 month LIBOR(2)	59,289	—	59,289	JPMorgan Chase
1,800	03/28/22	2.350%	3 month LIBOR(1)	(47,608)	—	(47,608)	Barclays Capital Group
2,100	05/15/22	1.988%	3 month LIBOR(2)	128,547	—	128,547	JPMorgan Chase
1,300	10/16/22	1.723%	3 month LIBOR(1)	(118,584)	—	(118,584)	Barclays Capital Group
1,900	10/25/22	1.801%	3 month LIBOR(1)	(162,554)	—	(162,554)	Credit Suisse First Boston Corp.
15,600	11/15/22	1.639%	3 month LIBOR(2)	1,579,665	—	1,579,665	Barclays Capital Group
7,525	02/14/23	2.069%	3 month LIBOR(1)	(495,836)	—	(495,836)	Bank of Nova Scotia
2,700	02/19/23	2.105%	3 month LIBOR(2)	171,096	—	171,096	Bank of Nova Scotia
700	03/21/23	2.038%	3 month LIBOR(2)	50,628	—	50,628	Barclays Capital Group
1,650	04/03/23	1.995%	3 month LIBOR(2)	128,858	—	128,858	Barclays Capital Group
2,480	02/14/27	2.503%	3 month LIBOR(1)	(241,299)	—	(241,299)	Barclays Capital Group
1,020	09/06/41	3.110%	3 month LIBOR(2)	138,444	—	138,444	UBS AG
1,020	09/06/41	3.028%	3 month LIBOR(2)	153,827	—	153,827	UBS AG
985	09/08/41	2.954%	3 month LIBOR(1)	(161,995)	—	(161,995)	Barclays Capital Group
605	09/09/41	3.019%	3 month LIBOR(1)	(92,268)	—	(92,268)	Barclays Capital Group
1,270	10/11/41	2.719%	3 month LIBOR(2)	267,659	—	267,659	JPMorgan Chase
1,310	10/17/41	2.905%	3 month LIBOR(1)	(232,397)	—	(232,397)	Barclays Capital Group
1,350	12/12/41	2.685%	3 month LIBOR(1)	(299,774)	—	(299,774)	Citigroup Global Markets
1,235	12/20/41	2.614%	3 month LIBOR(2)	290,940	—	290,940	Citigroup Global Markets
750	12/20/41	2.615%	3 month LIBOR(1)	(176,515)	—	(176,515)	Barclays Capital Group
775	01/10/42	2.718%	3 month LIBOR(1)	(159,357)	—	(159,357)	Barclays Capital Group
820	01/11/42	2.710%	3 month LIBOR(1)	(169,839)	—	(169,839)	Citigroup Global Markets
1,595	01/12/42	2.773%	3 month LIBOR(2)	311,948	—	311,948	Citigroup Global Markets
1,070	02/09/42	2.840%	3 month LIBOR(1)	(198,478)	—	(198,478)	Barclays Capital Group

				$11,908,555	$—	$11,908,555

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest rate swap agreements outstanding at December 31, 2013 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements:
$19,700	06/27/16	0.853%	3 month LIBOR(1)	$—	$94,892	$94,892
6,585	02/28/18	1.649%	3 month LIBOR(2)	180	(60,357)	(60,537)
22,900	06/25/18	1.503%	3 month LIBOR(1)	—	(63,274)	(63,274)
7,400	07/02/18	1.564%	3 month LIBOR(2)	—	3,020	3,020
367	08/02/18	1.614%	3 month LIBOR(2)	—	(15)	(15)
2,350	08/21/18	1.781%	3 month LIBOR(1)	161	15,578	15,417
2,950	08/22/18	1.745%	3 month LIBOR(1)	163	14,588	14,425
5,400	09/23/18	1.613%	3 month LIBOR(2)	174	15,647	15,473
7,400	10/25/18	1.434%	3 month LIBOR(2)	183	96,901	96,718
5,125	08/31/20	2.218%	3 month LIBOR(2)	181	51,105	50,924
4,065	08/31/20	2.220%	3 month LIBOR(2)	174	40,285	40,111
3,570	08/31/20	2.085%	3 month LIBOR(2)	171	66,009	65,838
1,050	08/31/20	2.490%	3 month LIBOR(2)	156	(7,657)	(7,813)
5,450	10/22/20	2.112%	3 month LIBOR(2)	183	109,937	109,754
1,040	01/13/22	2.457%	3 month LIBOR(2)	156	21,511	21,355
520	01/22/22	2.785%	3 month LIBOR(2)	153	(1,761)	(1,914)
265	01/31/22	2.505%	3 month LIBOR(2)	152	4,742	4,590
4,585	08/05/23	4.210%	3 month LIBOR(1)	—	(63,717)	(63,717)
1,835	08/06/23	4.220%	3 month LIBOR(1)	—	(24,746)	(24,746)
1,960	10/28/23	4.029%	3 month LIBOR(1)	159	(46,065)	(46,224)

				$2,346	$266,623	$264,277

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	$—	$18,519,461	$—
Commercial Mortgage-Backed Securities	—	22,101,993	—
Corporate Bonds	—	28,053,187	—
Non-Corporate Foreign Agencies	—	9,549,150	—
Sovereigns	—	9,522,389	—
U.S. Government Agency Obligations	—	55,614,921	—
U.S. Treasury Obligations	—	4,674,798	—
Affiliated Money Market Mutual Fund	37,752,827	—	—
Options Purchased	—	228	—
Other Financial Instruments*
Futures Contracts	132,190	—	—
Interest Rate Swaps	264,277	11,908,555	—

Total	$38,149,294	$159,944,682	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

U.S. Government Agency Obligations	34.4%
Affiliated Money Market Mutual Fund (23.0% represents investments purchased with collateral from securities on loan)	23.3
Commercial Mortgage-Backed Securities	13.7
Non-Residential Mortgage-Backed Securities	11.4
Non-Corporate Foreign Agencies	5.9
Sovereigns	5.9
Banking	5.6
U.S. Treasury Obligations	2.9
Telecommunications	2.1
Capital Goods	1.5
Healthcare & Pharmaceutical	1.2
Insurance	1.1

Energy – Integrated	0.9%
Technology	0.8
Non-Captive Finance	0.8
Foods	0.7
Pipelines & Other	0.6
Media & Entertainment	0.5
Retailers	0.4
Healthcare Insurance	0.4
Railroads	0.2
Tobacco	0.2
Electric	0.2
Cable	0.1

114.8
Liabilities in excess of other assets	(14.8)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker — variation margin	$706,651	*	Due from broker — variation margin	$310,184	*
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	21,723,040		Unrealized depreciation on over-the-counter swap agreements	9,814,485
Interest rate contracts	Unaffiliated investments	228		—	—

Total		$22,429,919			$10,124,669

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$(54,584)	$4,984	$136,316	$15,506,749	$15,593,465

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Futures	Swaps	Total
Interest rate contracts	$(23,756)	$(8,338)	$(14,674,556)	$(14,706,650)

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

For the year ended December 31, 2013, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts - Long Positions(3)	Futures Contracts - Short Positions(3)	Interest Rate Swap Agreements(4)
$30,866	$3,249	$49,077,205	$25,674,716	$1,393,048,200

(1)	Cost

(2)	Premium Received.

(3)	Value at Trade Date.

(4)	Notional Amount.

The Portfolio invested in financial instruments and derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument and derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$36,312,333	$—	$—	$36,312,333
Exchange-traded and cleared derivatives	73,520	—	—	73,520
Over-the-counter derivatives*	21,723,268	(228)	—	21,723,040

				58,108,893

Liabilities:
Exchange-traded and cleared derivatives	—	—	—	—
Over-the-counter derivatives*	(9,814,485)	—	—	(9,814,485)

				(9,814,485)

Collateral Amount Pledged/(Received):
Securities on loan				(36,312,333)
Exchange-traded and cleared derivatives				—
Over-the-counter derivatives				(12,106,417)

Net Amount				$(124,342)

*	Over-the-counter derivatives may consist of forward foreign currency exchange contracts, options contracts and swap agreements. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation) by counterparty, see the Schedule of Investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST BOND PORTFOLIO 2017 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $36,312,333:
Unaffiliated investments (cost $148,491,977)	$148,036,127
Affiliated investments (cost $37,752,827)	37,752,827
Unrealized appreciation on over-the-counter swap agreements	21,723,040
Receivable for investments sold	1,493,031
Dividends and interest receivable	778,382
Due from broker-variation margin	73,520
Prepaid expenses	2,855

Total Assets	209,859,782

LIABILITIES:
Payable to broker for collateral for securities on loan	37,227,766
Unrealized depreciation on over-the-counter swap agreements	9,814,485
Payable for fund share repurchased	845,947
Advisory fees payable	90,546
Accrued expenses and other liabilities	57,098
Distribution fee payable	3,193
Affiliated transfer agent fee payable	417

Total Liabilities	48,039,452

NET ASSETS	$161,820,330

Net assets were comprised of:
Paid-in capital	$121,284,583
Retained earnings	40,535,747

Net assets, December 31, 2013	$161,820,330

Net asset value and redemption price per share, $161,820,330 / 13,599,670 outstanding shares of beneficial interest	$11.90

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Interest income	$4,469,734
Affiliated income from securities lending, net	50,469
Affiliated dividend income	19,320

4,539,523

EXPENSES
Advisory fees	1,625,760
Distribution fee (Note 4)	206,779
Shareholder servicing fees and expenses (Note 4)	49,607
Custodian and accounting fees	75,000
Audit fee	41,000
Trustees’ fees	14,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Shareholders’ reports	7,000
Insurance expenses	5,000
Commitment fee on syndicated credit agreement	2,000
Loan interest expense (Note 7)	1,774
Miscellaneous	7,194

Total expenses	2,054,114
Less: shareholder servicing fee waiver	(880)

Net expenses	2,053,234

NET INVESTMENT INCOME	2,486,289

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	(1,833,091)
Futures transactions	136,316
Swap agreement transactions	15,506,749
Options written transactions	4,984

13,814,958

Net change in unrealized appreciation (depreciation) on:
Investments	(5,961,169)
Futures	(8,338)
Swap agreements	(14,674,556)

(20,644,063)

NET LOSS ON INVESTMENTS	(6,829,105)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,342,816)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,486,289	$2,907,827
Net realized gain on investment transactions	13,814,958	10,012,764
Net change in unrealized appreciation (depreciation) on investments	(20,644,063)	8,460,688

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,342,816)	21,381,279

DISTRIBUTIONS	—	(2,089,952)

FUND SHARE TRANSACTIONS:
Fund share sold [8,920,747 and 10,239,389 shares, respectively]	105,741,415	122,055,549
Fund share issued in reinvestment of distributions [0 and 176,219 shares, respectively]	—	2,089,952
Fund share repurchased [24,599,845 and 24,900,518 shares, respectively]	(295,194,341)	(296,054,180)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(189,452,926)	(171,908,679)

TOTAL DECREASE IN NET ASSETS	(193,795,742)	(152,617,352)
NET ASSETS:
Beginning of year	355,616,072	508,233,424

End of year	$161,820,330	$355,616,072

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST BOND PORTFOLIO 2018

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 90.4% ASSET-BACKED SECURITIES — 10.8%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Non-Residential Mortgage-Backed Securities
Ally Auto Receivables Trust, Series 2012-1, Class A3	0.930%		02/15/16	$1,196	$1,199,169
Ally Auto Receivables Trust, Series 2012-SN1, Class A2	0.510%		12/22/14	417	416,988
American Express Credit Account Master Trust, Series 2011-1, Class A	0.337%	(c)	04/17/17	1,300	1,300,698
American Express Credit Account Master Trust, Series 2012-3, Class A	0.317%	(c)	03/15/18	2,300	2,299,620
American Express Credit Account Secured Note Trust 2012-4, Series 4, Class A	0.407%	(c)	05/15/20	1,000	996,723
AmeriCredit Automobile Receivables Trust, Series 2012-1, Class A2	0.910%		10/08/15	13	13,399
Bank of America Auto Trust, Series 2012-1, Class A3	0.780%		06/15/16	776	777,978
Chase Issuance Trust, Series 2007-C1, Class C1	0.627%	(c)	04/15/19	1,700	1,677,732
Chase Issuance Trust, Series 2012-A8, Class A8	0.540%		10/16/17	2,200	2,197,004
Citibank Credit Card Issuance Trust, Series 2006-A7, Class A7	0.303%	(c)	12/17/18	1,000	992,170
Discover Card Execution Note Trust, Series 2012-A5, Class A5	0.367%	(c)	01/16/18	2,800	2,800,174
Ford Credit Auto Lease Trust, Series 2012-B, Class A2	0.540%		11/15/14	993	992,862
Ford Credit Auto Owner Trust, Series 2011-B, Class B	2.270%		01/15/17	600	616,432
Ford Credit Floorplan Master Owner Trust, Series 2013-1, Class A2	0.547%	(c)	01/15/18	1,600	1,601,976
GE Dealer Floorplan Master Note Trust, Series 2012-4, Class A	0.607%	(c)	10/20/17	2,100	2,101,718
GE Dealer Floorplan Master Note Trust, Series 2013-1, Class A	0.567%	(c)	04/20/18	1,900	1,901,322
GE Equipment Midticket LLC, Series 2012-1, Class A2	0.470%		01/22/15	723	723,082
GE Equipment Small Ticket LLC, Series 2012-1A, Class A2, 144A	0.850%		11/21/14	482	482,553
Nissan Master Owner Trust Receivables, Series 2013-A, Class A	0.467%	(c)	02/15/18	2,400	2,399,484
Santander Drive Auto Receivables Trust, Series 2012-2, Class A2	0.910%		05/15/15	1	1,180
World Omni Auto Receivables Trust, Series 2012-B, Class A2	0.430%		11/16/15	1,426	1,426,172

TOTAL ASSET-BACKED SECURITIES (cost $26,636,521)					26,918,436

COMMERCIAL MORTGAGE-BACKED SECURITIES — 15.4%
Banc of America Commercial Mortgage, Inc., Series 2005-3, Class A4	4.668%		07/10/43	4,050	4,236,802
Banc of America Commercial Mortgage, Inc., Series 2006-6, Class A2	5.309%		10/10/45	35	35,184
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-2, Class A5	4.857%	(c)	07/10/43	275	286,095
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class A2	3.061%		12/15/47	1,410	1,458,952
Commercial Mortgage Trust, Series 2005-GG3, Class A4	4.799%	(c)	08/10/42	600	615,587

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Commercial Mortgage Trust, Series 2013-CR8, Class A2	2.367%		06/10/46	$	3,600	$3,611,693
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C1, Class A4	5.014%	(c)	02/15/38		2,686	2,762,544
FHLMC Multifamily Structured Pass-Through Certificates, Series KSMC, Class A2	2.615%		01/25/23		2,000	1,864,638
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A2	5.417%		12/10/49		232	232,177
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A5	5.224%	(c)	04/10/37		3,500	3,691,023
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2	5.381%		03/10/39		1,584	1,619,705
GS Mortgage Securities Trust, Series 2006-GG6, Class A4	5.553%	(c)	04/10/38		1,600	1,722,888
GS Mortgage Securities Trust, Series 2006-GG8, Class A4	5.560%		11/10/39		1,560	1,710,512
JPMBB Commercial Mortgage Securities Trust, Series 2013-C12, Class A2	2.424%		07/15/45		3,600	3,624,793
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A2	5.791%	(c)	06/15/49		201	202,268
Merrill Lynch Mortgage Trust, Series 2006-C2, Class A4	5.742%	(c)	08/12/43		2,620	2,867,156
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4	5.468%	(c)	02/12/39		298	319,600
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A3	3.058%		05/10/63		3,165	3,179,432
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3	6.011%	(c)	06/15/45		3,000	3,290,277
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4	5.308%		11/15/48		750	819,670

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $38,350,388)						38,150,996

CORPORATE BONDS — 16.8%
Banking — 7.2%
American Express Co., Sr. Unsec’d. Notes	2.650%		12/02/22		345	320,048
Bank of America Corp., Sr. Unsec’d. Notes	4.500%		04/01/15		325	340,007
Bank of America Corp., Sr. Unsec’d. Notes	6.000%		09/01/17(h)		1,750	1,998,136
Bank of Nova Scotia (Canada), Covered Bonds, 144A	1.650%		10/29/15		4,075	4,154,870
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes	6.750%		05/22/19		255	307,344
Capital One Financial Corp., Sr. Unsec’d. Notes	4.750%		07/15/21		300	319,005
Citigroup, Inc., Sr. Unsec’d. Notes	4.500%		01/14/22		280	296,719
Citigroup, Inc., Sr. Unsec’d. Notes	8.500%		05/22/19		825	1,057,311
Discover Bank, Sr. Unsec’d. Notes	2.000%		02/21/18		1,910	1,875,933
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.250%		07/27/21		300	328,453
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	5.375%		03/15/20		625	695,081
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.350%		08/15/21		300	316,176
JPMorgan Chase & Co., Sr. Unsec’d. Notes	6.300%		04/23/19(h)		850	1,003,216
Morgan Stanley, Sr. Unsec’d. Notes, MTN	6.000%		04/28/15		375	399,388
Morgan Stanley, Series G, Sr. Unsec’d. Notes, MTN	5.500%		01/26/20		1,175	1,319,022
PNC Bank NA, Sub. Notes	2.950%		01/30/23		610	561,392

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Banking (continued)
Rabobank Nederland NV (Netherlands), Sr. Unsec’d. Notes, 144A	4.200%	05/13/14	$425	$430,905
Royal Bank of Scotland PLC (The) (United Kingdom), Bank Gtd. Notes	6.125%	01/11/21	70	79,230
Wachovia Corp., Sr. Unsec’d. Notes, MTN	5.750%	02/01/18	1,750	2,017,886

				17,820,122

Cable — 0.2%
NBCUniversal Enterprise, Inc., Gtd. Notes, 144A	1.974%	04/15/19	480	469,526

Capital Goods — 1.3%
ABB Finance USA, Inc. (Switzerland), Gtd. Notes	1.625%	05/08/17	635	633,738
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	3.150%	10/15/21	185	182,406
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	3.900%	07/12/21	300	310,776
United Technologies Corp., Sr. Unsec’d. Notes	1.800%	06/01/17	890	903,718
Waste Management, Inc., Gtd. Notes	2.600%	09/01/16	170	175,469
Xylem, Inc., Gtd. Notes	3.550%	09/20/16	920	966,328

				3,172,435

Electric — 0.2%
Duke Energy Progress, Inc., First Mortgage Bonds	5.300%	01/15/19	125	142,178
NextEra Energy Capital Holdings, Inc., Gtd. Notes	4.500%	06/01/21	385	397,085

				539,263

Energy - Integrated — 0.6%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	1.846%	05/05/17	1,345	1,358,504
BP Capital Markets PLC (United Kingdom), Gtd. Notes	3.125%	10/01/15	105	109,699
BP Capital Markets PLC (United Kingdom), Gtd. Notes	4.500%	10/01/20	50	54,021

				1,522,224

Energy - Other
Occidental Petroleum Corp., Series 1, Sr. Unsec’d. Notes	4.100%	02/01/21	65	68,233
Weatherford International Ltd., Gtd. Notes	5.125%	09/15/20	30	32,228

				100,461

Foods — 0.6%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	7.750%	01/15/19	800	998,927
Kraft Foods Group, Inc., Sr. Unsec’d. Notes	5.375%	02/10/20	209	235,794
Mondelez International, Inc., Sr. Unsec’d. Notes	6.750%	02/19/14	275	277,131

				1,511,852

Healthcare & Pharmaceutical — 0.8%
Amgen, Inc., Sr. Unsec’d. Notes	2.300%	06/15/16	655	675,323
GlaxoSmithKline Capital PLC (United Kingdom), Gtd. Notes	1.500%	05/08/17	805	805,359
Novartis Securities Investment Ltd. (Switzerland), Gtd. Notes	5.125%	02/10/19	250	283,092

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Healthcare & Pharmaceutical (continued)
Roche Holdings, Inc. (Switzerland), Gtd. Notes, 144A	6.000%	03/01/19	$259	$303,091

				2,066,865

Healthcare Insurance — 0.4%
Aetna, Inc., Sr. Unsec’d. Notes	4.125%	06/01/21	150	157,411
Aetna, Inc., Sr. Unsec’d. Notes	6.500%	09/15/18	290	341,602
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.700%	02/15/21	385	420,055

				919,068

Insurance — 1.0%
American International Group, Inc., Sr. Unsec’d. Notes, MTN	5.850%	01/16/18	550	630,878
MetLife, Inc., Sr. Unsec’d. Notes	4.750%	02/08/21	850	918,689
MetLife, Inc., Sr. Unsec’d. Notes	7.717%	02/15/19	790	979,211

				2,528,778

Media & Entertainment — 0.4%
Discovery Communications LLC, Gtd. Notes	4.375%	06/15/21	300	309,998
Time Warner, Inc., Gtd. Notes	4.875%	03/15/20	525	575,443
Viacom, Inc., Sr. Unsec’d. Notes	4.500%	03/01/21	155	162,177

				1,047,618

Non-Captive Finance — 0.6%
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	3.100%	01/09/23	195	185,008
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	4.625%	01/07/21	65	70,879
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	4.650%	10/17/21	30	32,683
General Electric Capital Corp., Series G, Sr. Unsec’d. Notes, MTN	6.000%	08/07/19	550	645,322
General Electric Capital Corp., Sub. Notes	5.300%	02/11/21(h)	575	643,206

				1,577,098

Pipelines & Other — 0.5%
Atmos Energy Corp., Sr. Unsec’d. Notes	8.500%	03/15/19	170	217,848
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	3.950%	09/01/22	650	633,399
Williams Partners LP, Sr. Unsec’d. Notes	4.125%	11/15/20	450	461,329

				1,312,576

Railroads — 0.2%
Norfolk Southern Corp., Sr. Unsec’d. Notes	5.900%	06/15/19	450	520,391

Retailers — 0.4%
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	4.125%	02/01/19	415	450,139
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	4.250%	04/15/21	400	430,695

				880,834

Technology — 0.9%
Apple, Inc., Sr. Unsec’d. Notes	1.000%	05/03/18	1,910	1,846,869
Xerox Corp., Sr. Unsec’d. Notes	6.750%	02/01/17	240	272,580

				2,119,449

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Telecommunications — 1.3%
America Movil SAB de CV (Mexico), Gtd. Notes	2.375%	09/08/16	$820	$843,919
AT&T, Inc., Sr. Unsec’d. Notes	3.875%	08/15/21	1,070	1,084,017
Verizon Communications, Inc., Sr. Unsec’d. Notes	3.650%	09/14/18	960	1,016,221
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.600%	04/01/21	300	316,893

				3,261,050

Tobacco — 0.2%
Altria Group, Inc., Gtd. Notes	9.700%	11/10/18	324	425,863

TOTAL CORPORATE BONDS (cost $40,836,163)				41,795,473

MUNICIPAL BOND — 0.1%
State of California, Taxable GO, Ser. Var. Purp. 3 (cost $251,545)	5.450%	04/01/15	250	264,298

NON-CORPORATE FOREIGN AGENCIES — 5.2%
Asian Development Bank (Supranational Bank), Sr. Unsec’d. Notes, MTN	1.750%	09/11/18	2,000	2,000,330
Inter-American Development Bank (Supranational Bank), Sr. Unsec’d. Notes	0.500%	08/17/15	8,680	8,698,219
Kommunalbanken AS (Norway), Sr. Unsec’d. Notes, 144A	1.125%	05/23/18	1,008	979,171
Royal Bank of Canada (Canada), Covered Bonds	2.000%	10/01/18	1,165	1,158,954
Statoilhydro ASA (Norway), Gtd. Notes	5.250%	04/15/19	160	181,338

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $12,976,863)				13,018,012

SOVEREIGNS — 5.3%
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, 144A	0.500%	03/21/16	1,000	997,420
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, 144A	1.375%	03/07/14	830	831,743
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, MTN, RegS	2.875%	09/15/14	1,100	1,118,478
Canada Government International Bond (Canada), Sr. Unsec’d. Notes	0.875%	02/14/17	2,200	2,200,037
Denmark Government International Bond (Denmark), Sr. Unsec’d. Notes, 144A	0.625%	05/22/15	830	832,199
Denmark Government International Bond (Denmark), Sr. Unsec’d. Notes, MTN, 144A	0.375%	04/25/16	200	198,819
Finland Government International Bond (Finland), Sr. Unsec’d. Notes, RegS	2.250%	03/17/16	700	724,500
Kingdom of Sweden (Sweden), Sr. Unsec’d. Notes, MTN, RegS	0.375%	05/18/15	840	840,444
Netherlands Government Bond (Netherlands), Sr. Unsec’d. Notes, 144A	0.250%	09/12/15	840	836,661
Province of British Columbia (Canada), Sr. Unsec’d. Notes	2.000%	10/23/22	4,080	3,662,208
Spain Government International Bond (Spain), Sr. Unsec’d. Notes, 144A	4.000%	03/06/18	1,000	1,016,500

TOTAL SOVEREIGNS (cost $13,711,863)				13,259,009

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

U.S. GOVERNMENT AGENCY OBLIGATIONS — 30.4%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Federal Home Loan Banks	0.375%		08/28/15	$4,320	$4,322,670
Federal Home Loan Banks	1.375%		05/28/14	3,805	3,824,200
Federal Home Loan Mortgage Corp.	0.625%		12/29/14	5,250	5,272,654
Federal Home Loan Mortgage Corp.	1.375%		05/01/20	1,885	1,767,214
Federal Home Loan Mortgage Corp.	2.375%		01/13/22	7,245	6,925,966
Federal National Mortgage Association	0.875%		05/21/18	1,150	1,112,409
Federal National Mortgage Association	1.625%		11/27/18	13,785	13,670,006
Federal National Mortgage Association	5.375%		06/12/17	560	640,367
Financing Corp., Strips Principal, Series 3-P, Debs	1.392%	(s)	11/30/17	240	224,619
Financing Corp., Strips Principal, Series D-P, Debs	2.224%	(s)	09/26/19	500	431,716
Government National Mortgage Assoc	4.000%		02/15/39-04/20/41	5,513	5,744,023
Israel Government AID Bond, Gov’t. Gtd. Notes	2.427%	(s)	03/15/22	1,740	1,325,234
Israel Government AID Bond, Gov’t. Gtd. Notes	5.500%		04/26/24	3,350	3,870,476
Residual Funding Corp. Strips Principal Bonds	1.614%	(s)	10/15/19	10,960	9,516,732
Residual Funding Corp. Strips Principal Bonds	1.631%	(s)	07/15/20	9,595	8,007,776
Tennessee Valley Authority, Sr. Unsec’d. Notes	4.500%		04/01/18	8,000	8,876,536

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $77,468,681)					75,532,598

U.S. TREASURY OBLIGATIONS — 6.4%
U.S. Treasury Bonds	3.625%		08/15/43	515	486,353
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%		04/15/18(k)	1,799	1,834,360
U.S. Treasury Inflation Indexed Bonds, TIPS	0.375%		07/15/23	1,069	1,030,881
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625%		02/15/43	274	210,906
U.S. Treasury Notes	0.625%		04/30/18	700	675,062
U.S. Treasury Notes	1.250%		11/30/18	1,005	983,487
U.S. Treasury Notes	1.500%		12/31/18	240	237,300
U.S. Treasury Notes	2.375%		12/31/20	9,980	9,941,018
U.S. Treasury Strips Principal	7.123%	(s)	05/15/43	1,580	463,950

TOTAL U.S. TREASURY OBLIGATIONS (cost $15,986,249)					15,863,317

TOTAL LONG-TERM INVESTMENTS (cost $226,218,273)					224,802,139

				Shares
SHORT-TERM INVESTMENTS — 2.3%
AFFILIATED MONEY MARKET MUTUAL FUND — 2.3%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $5,833,625)(w)(Note 4)				5,833,625	5,833,625

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

OPTIONS PURCHASED*	Counterparty	Notional Amount (000)#	Value (Note 2)

Call Options
Interest Rate Swap Options,
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 04/24/14	Barclays Capital Group	$8,990	$91
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 04/24/14	Citigroup Global Markets	11,010	111
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 04/24/14	Citigroup Global Markets	11,010	111

			313

TOTAL OPTIONS PURCHASED (cost $32,836)			313

TOTAL SHORT-TERM INVESTMENTS (cost $5,866,461)			5,833,938

TOTAL INVESTMENTS — 92.7% (cost $232,084,734)			230,636,077
OTHER ASSETS IN EXCESS OF LIABILITIES(x) — 7.3%			18,095,341

NET ASSETS — 100.0%			$248,731,418

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
AID	Agency for International Development
FHLMC	Federal Home Loan Mortgage Corporation
GO	General Obligation
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
TIPS	Treasury Inflation Protected Securities

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2013.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(s)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Long Positions:
50	90 Day Euro Dollar	Sep. 2016	$12,280,637	$12,243,125	$(37,512)
14	10 Year U.S. Treasury Notes	Mar. 2014	1,726,582	1,722,656	(3,926)

					(41,438)

Short Positions:
50	90 Day Euro Dollar	Sep. 2015	12,396,886	12,391,250	5,636
138	2 Year U.S.TreasuryNotes	Mar. 2014	30,376,740	30,334,125	42,615
217	5 Year U.S.TreasuryNotes	Mar. 2014	26,246,132	25,890,812	355,320
21	20 Year U.S. Treasury Bonds	Mar. 2014	2,725,346	2,694,562	30,784

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Financial futures contracts open at December 31, 2013 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Short Positions (continued)
56	30 Year U.S. Ultra Treasury Bonds	Mar. 2014	$7,787,126	$7,630,000	$157,126

					591,481

					$550,043

Interest rate swap agreements outstanding at December 31, 2013:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
$46,350	04/12/14	0.596%	3 month LIBOR(1)	$80,895	$—	$80,895	Citibank N.A.
20,990	05/28/14	0.580%	3 month LIBOR(2)	(33,816)	—	(33,816)	Barclays Bank PLC
23,940	07/03/14	0.553%	3 month LIBOR(1)	86,031	—	86,031	Bank of Nova Scotia
26,200	08/17/14	0.605%	3 month LIBOR(2)	(104,985)	—	(104,985)	Barclays Bank PLC
20,855	08/27/14	0.630%	3 month LIBOR(2)	(88,244)	—	(88,244)	Barclays Bank PLC
20,855	08/28/14	0.630%	3 month LIBOR(2)	(88,063)	—	(88,063)	Barclays Bank PLC
4,200	09/12/14	0.656%	3 month LIBOR(2)	(18,790)	—	(18,790)	Barclays Bank PLC
4,950	09/27/14	0.650%	3 month LIBOR(2)	(21,830)	—	(21,830)	Citibank N.A.
2,300	09/27/14	0.401%	3 month LIBOR(1)	4,370	—	4,370	Barclays Bank PLC
2,285	10/26/14	0.835%	3 month LIBOR(2)	(12,664)	—	(12,664)	Barclays Bank PLC
6,235	10/28/14	0.816%	3 month LIBOR(2)	(33,125)	—	(33,125)	Barclays Bank PLC
2,265	10/28/14	0.809%	3 month LIBOR(2)	(11,907)	—	(11,907)	Barclays Bank PLC
7,500	07/09/15	0.593%	3 month LIBOR(2)	(35,918)	—	(35,918)	Bank of Nova Scotia
11,000	08/20/15	0.615%	3 month LIBOR(2)	(60,808)	—	(60,808)	Bank of Nova Scotia
6,660	09/28/15	0.491%	3 month LIBOR(1)	17,224	—	17,224	Credit Suisse International
2,640	09/28/15	0.918%	3 month LIBOR(2)	(29,373)	—	(29,373)	Barclays Bank PLC
4,100	12/21/15	0.494%	3 month LIBOR(2)	(2,059)	—	(2,059)	Citibank N.A.
9,530	08/31/16	0.934%	3 month LIBOR(1)	82,046	—	82,046	Credit Suisse International
9,150	09/06/16	1.170%	3 month LIBOR(1)	140,271	—	140,271	UBS AG
10,820	12/08/16	1.345%	3 month LIBOR(2)	(166,939)	—	(166,939)	Barclays Bank PLC
4,400	12/29/16	1.351%	3 month LIBOR(1)	64,171	—	64,171	Barclays Bank PLC
11,600	01/17/17	1.149%	3 month LIBOR(2)	(125,992)	—	(125,992)	Barclays Bank PLC
7,800	01/20/17	1.120%	3 month LIBOR(2)	(88,355)	—	(88,355)	Bank of Nova Scotia
18,470	01/27/17	1.138%	3 month LIBOR(2)	(214,250)	—	(214,250)	Bank of Nova Scotia
11,330	02/06/17	0.965%	3 month LIBOR(2)	(55,829)	—	(55,829)	Bank of Nova Scotia
3,380	03/06/17	1.123%	3 month LIBOR(2)	(30,060)	—	(30,060)	Barclays Bank PLC
10,100	07/05/17	0.938%	3 month LIBOR(2)	19,836	—	19,836	Bank of Nova Scotia
5,350	08/31/17	0.751%	3 month LIBOR(2)	71,017	—	71,017	Bank of Nova Scotia
3,530	11/13/17	0.775%	3 month LIBOR(1)	(68,260)	—	(68,260)	Bank of Nova Scotia
6,200	12/11/17	0.734%	3 month LIBOR(2)	137,580	—	137,580	Barclays Bank PLC
5,700	12/12/17	0.736%	3 month LIBOR(2)	127,249	—	127,249	Bank of Nova Scotia
5,500	03/06/18	0.903%	3 month LIBOR(2)	102,271	—	102,271	Barclays Bank PLC
5,000	03/08/18	0.959%	3 month LIBOR(2)	81,325	—	81,325	Barclays Bank PLC
2,800	03/13/18	1.044%	3 month LIBOR(2)	36,201	—	36,201	Barclays Bank PLC
7,700	03/20/18	0.965%	3 month LIBOR(2)	130,913	—	130,913	Barclays Bank PLC
7,500	03/27/18	1.003%	3 month LIBOR(2)	119,647	—	119,647	Barclays Bank PLC
5,290	05/15/18	2.318%	3 month LIBOR(1)	197,714	—	197,714	JPMorgan Chase Bank
1,008	05/17/18	0.989%	3 month LIBOR(2)	21,791	—	21,791	Credit Suisse International
2,990	07/28/18	2.455%	3 month LIBOR(1)	143,960	—	143,960	Bank of America N.A.
1,960	08/02/18	2.400%	3 month LIBOR(1)	88,130	—	88,130	Barclays Bank PLC
5,640	08/04/18	2.179%	3 month LIBOR(1)	190,825	—	190,825	Barclays Bank PLC
108,200	08/09/18	2.008%	3 month LIBOR(1)	2,714,909	—	2,714,909	Barclays Bank PLC
4,950	08/09/18	2.058%	3 month LIBOR(2)	(128,510)	—	(128,510)	Barclays Bank PLC
3,500	08/12/18	1.764%	3 month LIBOR(1)	44,690	—	44,690	UBS AG
49,750	08/17/18	1.838%	3 month LIBOR(1)	795,785	—	795,785	Barclays Bank PLC
3,350	08/18/18	1.818%	3 month LIBOR(2)	(47,118)	—	(47,118)	Citibank N.A.
5,600	08/24/18	1.743%	3 month LIBOR(1)	51,291	—	51,291	Bank of America N.A.

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest rate swap agreements outstanding at December 31, 2013 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$2,760	08/31/18	1.798%	3 month LIBOR(2)	$(36,058)	$—	$(36,058)	Barclays Bank PLC
7,855	09/02/18	1.825%	3 month LIBOR(2)	(109,181)	—	(109,181)	Barclays Bank PLC
3,530	09/06/18	1.820%	3 month LIBOR(2)	(47,049)	—	(47,049)	Barclays Bank PLC
1,760	09/08/18	1.688%	3 month LIBOR(2)	(9,004)	—	(9,004)	Barclays Bank PLC
5,250	09/13/18	1.695%	3 month LIBOR(2)	(26,790)	—	(26,790)	Barclays Bank PLC
11,590	09/28/18	1.598%	3 month LIBOR(1)	4,826	—	4,826	Barclays Bank PLC
1,950	09/29/18	1.710%	3 month LIBOR(1)	11,508	—	11,508	Barclays Bank PLC
31,800	10/03/18	1.745%	3 month LIBOR(1)	206,012	—	206,012	UBS AG
9,260	10/27/18	1.960%	3 month LIBOR(2)	(128,077)	—	(128,077)	Barclays Bank PLC
10,275	11/01/18	1.984%	3 month LIBOR(2)	(157,298)	—	(157,298)	Barclays Bank PLC
30,925	11/02/18	1.880%	3 month LIBOR(2)	(314,377)	—	(314,377)	Barclays Bank PLC
41,000	11/23/18	1.760%	3 month LIBOR(1)	94,218	—	94,218	Barclays Bank PLC
13,200	11/23/18	1.741%	3 month LIBOR(1)	18,075	—	18,075	Deutsche Bank AG
19,265	11/29/18	1.758%	3 month LIBOR(1)	29,866	—	29,866	Citibank N.A.
25,755	12/05/18	1.813%	3 month LIBOR(2)	(95,337)	—	(95,337)	Barclays Bank PLC
2,270	12/19/18	1.668%	3 month LIBOR(1)	(10,674)	—	(10,674)	Barclays Bank PLC
8,710	12/22/18	1.693%	3 month LIBOR(1)	(33,573)	—	(33,573)	Barclays Bank PLC
44,500	12/31/18	2.808%	3 month LIBOR(1)	5,330,997	—	5,330,997	JPMorgan Chase Bank
31,200	12/31/18	2.259%	3 month LIBOR(1)	2,213,121	—	2,213,121	Citibank N.A.
6,800	12/31/18	3.376%	3 month LIBOR(1)	1,216,171	—	1,216,171	Citibank N.A.
2,950	03/22/19	1.980%	3 month LIBOR(1)	27,384	—	27,384	Bank of Nova Scotia
2,900	04/13/19	1.638%	3 month LIBOR(1)	(30,736)	—	(30,736)	Bank of Nova Scotia
9,150	05/23/19	1.450%	3 month LIBOR(1)	(224,714)	—	(224,714)	Bank of Nova Scotia
10,750	06/07/19	1.393%	3 month LIBOR(1)	(313,171)	—	(313,171)	Bank of Nova Scotia
7,750	06/07/19	1.330%	3 month LIBOR(1)	(251,638)	—	(251,638)	Barclays Bank PLC
1,850	06/07/19	1.338%	3 month LIBOR(1)	(59,328)	—	(59,328)	Bank of Nova Scotia
13,910	07/23/19	1.220%	3 month LIBOR(2)	522,202	—	522,202	Bank of Nova Scotia
5,000	08/08/19	1.271%	3 month LIBOR(2)	181,140	—	181,140	Credit Suisse International
1,145	10/02/19	1.291%	3 month LIBOR(1)	(47,256)	—	(47,256)	Barclays Bank PLC
1,660	11/15/19	4.546%	3 month LIBOR(2)	(706,992)	—	(706,992)	Deutsche Bank AG
1,900	11/16/19	1.167%	3 month LIBOR(1)	(101,229)	—	(101,229)	Barclays Bank PLC
3,300	11/28/19	1.208%	3 month LIBOR(2)	171,853	—	171,853	Barclays Bank PLC
3,300	02/26/20	1.487%	3 month LIBOR(2)	132,149	—	132,149	Barclays Bank PLC
2,800	04/04/20	1.455%	3 month LIBOR(2)	128,897	—	128,897	Barclays Bank PLC
1,548	05/15/21	4.419%	3 month LIBOR(2)	(625,371)	—	(625,371)	Deutsche Bank AG
1,543	05/15/21	4.446%	3 month LIBOR(2)	(630,687)	—	(630,687)	Deutsche Bank AG
8,400	09/06/21	2.226%	3 month LIBOR(1)	(200,700)	—	(200,700)	UBS AG
1,940	09/13/21	2.171%	3 month LIBOR(2)	55,855	—	55,855	Bank of America N.A.
8,030	09/14/21	2.160%	3 month LIBOR(1)	(238,686)	—	(238,686)	Barclays Bank PLC
1,310	09/16/21	2.213%	3 month LIBOR(1)	(34,055)	—	(34,055)	Barclays Bank PLC
2,580	09/22/21	2.158%	3 month LIBOR(1)	(79,430)	—	(79,430)	Barclays Bank PLC
1,250	10/03/21	2.188%	3 month LIBOR(1)	(39,086)	—	(39,086)	Barclays Bank PLC
1,575	10/06/21	2.060%	3 month LIBOR(2)	63,455	—	63,455	UBS AG
6,395	10/14/21	2.405%	3 month LIBOR(1)	(97,923)	—	(97,923)	UBS AG
5,300	01/19/22	2.015%	3 month LIBOR(2)	246,544	—	246,544	Bank of Nova Scotia
3,830	01/20/22	1.999%	3 month LIBOR(2)	180,582	—	180,582	Bank of Nova Scotia
2,950	01/24/22	2.113%	3 month LIBOR(2)	113,602	—	113,602	Bank of Nova Scotia
3,140	06/11/22	1.843%	3 month LIBOR(2)	237,419	—	237,419	Bank of Nova Scotia
3,700	08/10/22	1.758%	3 month LIBOR(2)	297,929	—	297,929	Bank of Nova Scotia
6,300	09/11/22	1.833%	3 month LIBOR(2)	489,025	—	489,025	Bank of Nova Scotia
2,700	10/16/22	1.723%	3 month LIBOR(1)	(246,291)	—	(246,291)	Barclays Bank PLC
3,300	10/25/22	1.801%	3 month LIBOR(1)	(282,331)	—	(282,331)	Credit Suisse International
24,600	11/15/22	1.639%	3 month LIBOR(2)	2,491,009	—	2,491,009	Barclays Bank PLC
1,300	03/21/23	2.038%	3 month LIBOR(2)	94,023	—	94,023	Barclays Bank PLC
725	02/14/27	2.503%	3 month LIBOR(1)	(70,541)	—	(70,541)	Barclays Bank PLC
1,600	12/28/27	2.353%	3 month LIBOR(1)	(219,044)	—	(219,044)	Barclays Bank PLC
1,450	09/06/41	3.110%	3 month LIBOR(2)	196,807	—	196,807	UBS AG
1,450	09/06/41	3.028%	3 month LIBOR(2)	218,675	—	218,675	UBS AG

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest rate swap agreements outstanding at December 31, 2013 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$1,425	09/08/41	2.954%	3 month LIBOR(1)	$(234,358)	$—	$(234,358)	Barclays Bank PLC
915	09/09/41	3.019%	3 month LIBOR(1)	(139,545)	—	(139,545)	Barclays Bank PLC
1,670	10/11/41	2.719%	3 month LIBOR(2)	351,961	—	351,961	JPMorgan Chase Bank
1,700	10/17/41	2.905%	3 month LIBOR(1)	(301,584)	—	(301,584)	Barclays Bank PLC
1,350	12/20/41	2.615%	3 month LIBOR(1)	(317,727)	—	(317,727)	Barclays Bank PLC
1,050	01/10/42	2.718%	3 month LIBOR(1)	(215,904)	—	(215,904)	Barclays Bank PLC
1,470	02/09/42	2.840%	3 month LIBOR(1)	(272,676)	—	(272,676)	Barclays Bank PLC

				$12,460,131	$—	$12,460,131

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements:
$17,200	06/27/16	0.853%	3 month LIBOR(1)	$193	$82,850	$82,657
8,425	02/28/18	1.649%	3 month LIBOR(2)	188	(77,222)	(77,410)
6,923	08/02/18	1.614%	3 month LIBOR(2)	—	(288)	(288)
5,750	08/21/18	1.781%	3 month LIBOR(1)	176	38,115	37,939
6,050	08/22/18	1.745%	3 month LIBOR(1)	177	29,917	29,740
8,250	10/25/18	1.434%	3 month LIBOR(2)	187	108,032	107,845
4,900	06/17/20	1.836%	3 month LIBOR(1)	180	(146,382)	(146,562)
4,050	06/25/20	2.065%	3 month LIBOR(1)	44	(65,655)	(65,699)
8,900	07/02/20	2.143%	3 month LIBOR(2)	203	104,667	104,464
6,625	08/31/20	2.219%	3 month LIBOR(2)	190	66,063	65,873
5,200	08/31/20	2.220%	3 month LIBOR(2)	181	51,533	51,352
4,925	08/31/20	2.085%	3 month LIBOR(2)	180	91,062	90,882
1,345	08/31/20	2.490%	3 month LIBOR(2)	158	(9,808)	(9,966)
8,100	10/22/20	2.113%	3 month LIBOR(2)	199	163,393	163,194
670	01/22/22	2.785%	3 month LIBOR(2)	154	(2,269)	(2,423)
345	01/31/22	2.505%	3 month LIBOR(2)	152	6,173	6,021
6,025	08/05/23	4.210%	3 month LIBOR(1)	—	(83,728)	(83,728)
2,410	08/06/23	4.220%	3 month LIBOR(1)	—	(32,500)	(32,500)
4,150	09/23/23	2.855%	3 month LIBOR(2)	183	71,248	71,065
2,515	10/28/23	4.029%	3 month LIBOR(1)	161	(59,109)	(59,270)

				$2,906	$336,092	$333,186

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	$—	$26,918,436	$—
Commercial Mortgage-Backed Securities	—	38,150,996	—
Corporate Bonds	—	41,795,473	—
Municipal Bond	—	264,298	—
Non-Corporate Foreign Agencies	—	13,018,012	—
Sovereigns	—	13,259,009	—
U.S. Government Agency Obligations	—	75,532,598	—
U.S. Treasury Obligations	—	15,863,317	—
Affiliated Money Market Mutual Fund	5,833,625	—	—
Options Purchased	—	313	—
Other Financial Instruments*
Futures Contracts	550,043	—	—
Interest Rate Swaps	333,186	12,460,131	—

Total	$6,716,854	$237,262,583	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2013 were as follows:

U.S. Government Agency Obligations	30.4%
Commercial Mortgage-Backed Securities	15.4
Non-Residential Mortgage-Backed Securities	10.8
Banking	7.2
U.S. Treasury Obligations	6.4
Sovereigns	5.3
Non-Corporate Foreign Agencies	5.2
Affiliated Money Market Mutual Fund	2.3
Telecommunications	1.3
Capital Goods	1.3
Insurance	1.0
Technology	0.9
Healthcare & Pharmaceutical	0.8
Non-Captive Finance	0.6
Energy – Integrated	0.6
Foods	0.6
Pipelines & Other	0.5
Media & Entertainment	0.4
Healthcare Insurance	0.4
Retailers	0.4
Electric	0.2
Railroads	0.2
Cable	0.2

Tobacco	0.2%
Municipal Bonds	0.1

92.7
Other assets in excess of liabilities	7.3

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker — variation margin	$1,402,513	*	Due from broker — variation margin	$519,284	*
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	20,875,447		Unrealized depreciation on over-the-counter swap agreements	8,415,316
Interest rate contracts	Unaffiliated investments	313		—	—

Total		$22,278,273			$8,934,600

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$(76,060)	$6,066	$44,149	$21,134,050	$21,108,205

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Futures	Swaps	Total
Interest rate contracts	$(32,523)	$428,983	$(25,299,997)	$(24,903,537)

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2013, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts - Long Positions(3)	Futures Contracts - Short Positions(3)	Interest Rate Swap Agreements(4)
$45,195	$4,806	$16,300,127	$68,452,892	$1,715,927,152

(1)	Cost.

(2)	Premium Received.

(3)	Value at Trade Date.

(4)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Exchange-traded and cleared derivatives	$161,916	$—	$—	$161,916
Over-the-counter derivatives*	20,875,760	(313)	—	20,875,447

				21,037,363

Liabilities:
Exchange-traded and cleared derivatives	—	—	—	—
Over-the-counter derivatives*	(8,415,316)	—	—	(8,415,316)

				(8,415,316)

Collateral Amount Pledged/(Received):
Exchange-traded and cleared derivatives				—
Over-the-counter derivatives				(12,318,728)

Net Amount				$303,319

*	Over-the-counter derivatives may consist of forward foreign currency exchange contracts, options contracts and swap agreements. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation) by counterparty, see the Schedule of Investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST BOND PORTFOLIO 2018 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value:
Unaffiliated investments (cost $226,251,109)	$224,802,452
Affiliated investments (cost $5,833,625)	5,833,625
Unrealized appreciation on over-the-counter swap agreements	20,875,447
Receivable for investments sold	4,878,174
Dividends and interest receivable	1,009,153
Due from broker-variation margin	161,916
Tax reclaim receivable	13,709
Prepaid expenses	3,633

Total Assets	257,578,109

LIABILITIES:
Unrealized depreciation on over-the-counter swap agreements	8,415,316
Payable for fund share repurchased	235,101
Advisory fees payable	135,250
Accrued expenses and other liabilities	56,370
Distribution fee payable	4,237
Affiliated transfer agent fee payable	417

Total Liabilities	8,846,691

NET ASSETS	$248,731,418

Net assets were comprised of:
Paid-in capital	$181,234,707
Retained earnings	67,496,711

Net assets, December 31, 2013	$248,731,418

Net asset value and redemption price per share, $248,731,418 / 20,701,050 outstanding shares of beneficial interest	$12.02

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Interest income	$6,472,771
Affiliated dividend income	29,253

6,502,024

EXPENSES
Advisory fees	2,292,300
Distribution fee (Note 4)	288,070
Shareholder servicing fees and expenses (Note 4)	73,378
Custodian and accounting fees	85,000
Audit fee	41,000
Trustees’ fees	16,000
Legal fees and expenses	12,000
Shareholders’ reports	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Insurance expenses	6,000
Loan interest expense (Note 7)	2,730
Commitment fee on syndicated credit agreement	2,000
Miscellaneous	5,242

Total expenses	2,841,720
Less: distribution fee waiver	(6,655)
Less: shareholder servicing fee waiver	(5,633)

Net expenses	2,829,432

NET INVESTMENT INCOME	3,672,592

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	(1,804,721)
Futures transactions	44,149
Swap agreement transactions	21,134,050
Options written transactions	6,066

19,379,544

Net change in unrealized appreciation (depreciation) on:
Investments	(8,970,592)
Futures	428,983
Swap agreements	(25,299,997)

(33,841,606)

NET LOSS ON INVESTMENTS	(14,462,062)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(10,789,470)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$3,672,592	$4,011,965
Net realized gain on investment transactions	19,379,544	28,532,995
Net change in unrealized appreciation (depreciation) on investments	(33,841,606)	696,554

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(10,789,470)	33,241,514

DISTRIBUTIONS	—	(5,865,744)

FUND SHARE TRANSACTIONS:
Fund share sold [9,951,226 and 11,601,253 shares, respectively]	119,625,787	140,675,532
Fund share issued in reinvestment of distributions [0 and 485,173 shares, respectively]	—	5,865,744
Fund share repurchased [30,793,504 and 28,152,689 shares, respectively]	(375,729,001)	(341,230,600)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(256,103,214)	(194,689,324)

TOTAL DECREASE IN NET ASSETS	(266,892,684)	(167,313,554)
NET ASSETS:
Beginning of year	515,624,102	682,937,656

End of year	$248,731,418	$515,624,102

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST BOND PORTFOLIO 2019

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 90.5% ASSET-BACKED SECURITIES — 11.3%	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Non-Residential Mortgage-Backed Securities
Ally Auto Receivables Trust, Series 2012-2, Class A3	0.740%		04/15/16	$167		$167,523
Ally Auto Receivables Trust, Series 2012-SN1, Class A2	0.510%		12/22/14	174		173,745
American Express Credit Account Master Trust, Series 2008-6, Class A	1.367%	(c)	02/15/18	600		609,322
American Express Credit Account Master Trust, Series 2012-3, Class A	0.317%	(c)	03/15/18	600		599,901
Bank of America Auto Trust, Series 2012-1, Class A3	0.780%		06/15/16	233		233,394
CarMax Auto Owner Trust, Series 2012-1, Class A3	0.890%		09/15/16	266		266,375
Chase Issuance Trust, Series 2007-C1, Class C1	0.627%	(c)	04/15/19	800		789,521
Chase Issuance Trust, Series 2012-A9, Class A9	0.317%	(c)	10/16/17	1,700		1,698,648
Citibank Credit Card Issuance Trust, Series 2006-A7, Class A7	0.303%	(c)	12/17/18	1,000		992,170
Citibank Credit Card Issuance Trust, Series 2013-A3, Class A3	1.110%		07/23/18	500		501,797
Discover Card Execution Note Trust, Series 2012-A5, Class A5	0.367%	(c)	01/16/18	800		800,050
Ford Credit Auto Owner Trust, Series 2011-B, Class B	2.270%		01/15/17	300		308,216
Ford Credit Auto Owner Trust, Series 2012-C, Class A2	0.470%		04/15/15	93		92,880
Ford Credit Auto Owner Trust, Series 2012-D, Class A3	0.510%		04/15/17	400		400,441
Ford Credit Floorplan Master Owner Trust, Series 2013-1, Class A2	0.547%	(c)	01/15/18	700		700,864
GE Dealer Floorplan Master Note Trust, Series 2012-4, Class A	0.607%	(c)	10/20/17	600		600,491
GE Dealer Floorplan Master Note Trust, Series 2013-1, Class A	0.567%	(c)	04/20/18	800		800,557
GE Equipment Midticket LLC, Series 2012-1, Class A2	0.470%		01/22/15	241		241,027
GE Equipment Small Ticket LLC, Series 2012-1A, Class A2, 144A	0.850%		11/21/14	51		50,795
Honda Auto Receivables 2013-3 Owner Trust, Series 2013-3, Class A3	0.770%		05/15/17	800		802,698
Nissan Master Owner Trust Receivables, Series 2013-A, Class A	0.467%	(c)	02/15/18	950		949,796
Santander Drive Auto Receivables Trust, Series 2012-2, Class A2	0.910%		05/15/15	—	(r)	215
Volkswagen Auto Lease Trust, Series 2013-A, Class A2A	0.630%		12/21/15	800		800,439
World Omni Auto Receivables Trust, Series 2012-B, Class A2	0.430%		11/16/15	560		560,282
World Omni Automobile Lease Securitization Trust, Series 2012-A, Class A2	0.710%		01/15/15	56		55,793

TOTAL ASSET-BACKED SECURITIES (cost $12,930,643)						13,196,940

COMMERCIAL MORTGAGE-BACKED SECURITIES — 16.9%
Banc of America Commercial Mortgage Trust, Series 2006-6, Class A2	5.309%		10/10/45	23		23,456

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class A4	4.668%		07/10/43	$1,400	$1,464,574
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class AAB	5.703%		06/11/50	223	230,260
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class A2	3.061%		12/15/47	80	82,777
Commercial Mortgage Pass-Through Certificates, Series 2013-CR6, Class A2	2.122%		03/10/46	900	898,337
Commercial Mortgage Trust, Series 2005-GG3, Class A4	4.799%	(c)	08/10/42	600	615,587
Commercial Mortgage Trust, Series 2005-GG5, Class A5	5.224%	(c)	04/10/37	1,600	1,687,325
Commercial Mortgage Trust, Series 2007-GG9, Class A2	5.381%		03/10/39	255	261,243
Commercial Mortgage Trust, Series 2013-CR8, Class A2	2.367%		06/10/46	1,600	1,605,197
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C1, Class A4	5.014%	(c)	02/15/38	985	1,012,933
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C5, Class A4	5.100%	(c)	08/15/38	500	524,883
FHLMC Multifamily Structured Pass-Through Certificates, Series K008, Class A2	3.531%		06/25/20	145	150,867
FHLMC Multifamily Structured Pass-Through Certificates, Series KSMC, Class A2	2.615%		01/25/23	900	839,087
GE Commercial Mortgage Corp., Series 2007-C1, Class A2	5.417%		12/10/49	209	208,960
GS Mortgage Securities Trust, Series 2006-GG6, Class A4	5.553%	(c)	04/10/38	200	215,361
GS Mortgage Securities Trust, Series 2006-GG8, Class A4	5.560%		11/10/39	1,000	1,096,482
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4	5.200%	(c)	12/15/44	3,200	3,409,398
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A2	5.791%	(c)	06/15/49	181	182,041
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Class A3	2.475%		12/15/47	900	874,714
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class A4	5.047%	(c)	07/12/38	500	527,589
Merrill Lynch Mortgage Trust, Series 2006-C2, Class A4	5.742%	(c)	08/12/43	291	318,573
ML-CFC Commercial Mortgage Trust, Series 2006-1, Class A4	5.468%	(c)	02/12/39	149	159,800
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A3	5.172%	(c)	12/12/49	1,000	1,084,157
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A3	3.058%		05/10/63	620	622,827
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class A2	2.804%		01/10/45	1,000	1,039,965
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4	5.308%		11/15/48	130	142,076
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4	5.924%	(c)	02/15/51	380	414,438

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $20,085,633)					19,692,907

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS — 14.4%	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Aerospace & Defense — 0.1%
Precision Castparts Corp., Sr. Unsec’d. Notes	2.500%	01/15/23	$100	$90,598

Automotive — 0.2%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.375%	01/16/18	240	242,390

Banking — 7.4%
Bank of America Corp., Sr. Unsec’d. Notes	4.500%	04/01/15	205	214,466
Bank of America Corp., Sr. Unsec’d. Notes	5.700%	01/24/22(h)	325	367,853
Bank of Nova Scotia (Canada), Covered Bonds, 144A	1.650%	10/29/15	1,985	2,023,906
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes	6.750%	05/22/19	165	198,870
Citigroup, Inc., Sr. Unsec’d. Notes	4.500%	01/14/22(h)	300	317,914
Citigroup, Inc., Sr. Unsec’d. Notes	8.500%	05/22/19	150	192,238
Discover Bank, Sr. Unsec’d. Notes	2.000%	02/21/18	740	726,801
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%	01/24/22(h)	300	337,706
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	5.375%	03/15/20	35	38,925
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	4.000%	03/30/22	200	205,570
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.250%	09/23/22	275	263,538
JPMorgan Chase & Co., Sr. Unsec’d. Notes	6.300%	04/23/19(h)	175	206,544
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.500%	07/28/21	375	419,047
Morgan Stanley, Sr. Unsec’d. Notes, MTN	6.000%	04/28/15	245	260,933
PNC Bank NA, Sub. Notes	2.950%	01/30/23	250	230,078
Rabobank Nederland NV (Netherlands), Sr. Unsec’d. Notes, 144A	4.200%	05/13/14	275	278,821
Royal Bank of Canada (Canada), Covered Bonds	2.000%	10/01/18	695	691,393
Royal Bank of Scotland PLC (The) (United Kingdom), Bank Gtd. Notes	6.125%	01/11/21	60	67,912
Wachovia Corp., Sr. Unsec’d. Notes, MTN	5.750%	02/01/18	675	778,328
Westpac Banking Corp. (Australia), Covered Bonds, 144A	1.850%	11/26/18	800	785,680

				8,606,523

Cable — 0.2%
NBCUniversal Enterprise, Inc., Gtd. Notes, 144A	1.974%	04/15/19	130	127,163
NBCUniversal Media LLC, Gtd. Notes	2.875%	01/15/23	175	162,011

				289,174

Capital Goods — 0.2%
United Technologies Corp., Sr. Unsec’d. Notes	3.100%	06/01/22	215	210,223
Xylem, Inc., Sr. Unsec’d. Notes	4.875%	10/01/21	60	62,546

				272,769

Chemicals — 0.8%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	3.150%	10/01/22	45	41,242
CF Industries, Inc., Gtd. Notes	7.125%	05/01/20	225	263,732
Dow Chemical Co. (The), Sr. Unsec’d. Notes	3.000%	11/15/22	200	186,528
LyondellBasell Industries NV, Sr. Unsec’d. Notes	5.000%	04/15/19	350	388,717

				880,219

Electric — 0.1%
Duke Energy Progress, Inc., First Mortgage	5.300%	01/15/19	100	113,742

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Energy - Integrated — 0.6%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	1.375%	05/10/18	$250	$242,637
BP Capital Markets PLC (United Kingdom), Gtd. Notes	3.245%	05/06/22	60	58,156
BP Capital Markets PLC (United Kingdom), Gtd. Notes	4.500%	10/01/20	45	48,619
Suncor Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.100%	06/01/18	350	404,585

				753,997

Energy - Other — 0.4%
National Oilwell Varco, Inc., Sr. Unsec’d. Notes	2.600%	12/01/22(h)	380	349,716
Occidental Petroleum Corp., Series 1, Sr. Unsec’d. Notes	4.100%	02/01/21	60	62,984
Weatherford International Ltd., Gtd. Notes	5.125%	09/15/20	30	32,228

				444,928

Foods — 0.4%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	7.750%	01/15/19(h)	175	218,515
Mondelez International, Inc., Sr. Unsec’d. Notes	6.750%	02/19/14	200	201,550

				420,065

Healthcare & Pharmaceutical — 0.9%
AbbVie, Inc., Sr. Unsec’d. Notes	2.000%	11/06/18	405	400,630
Actavis, Inc., Sr. Unsec’d. Notes	3.250%	10/01/22	65	60,627
Novartis Securities Investment Ltd. (Switzerland), Gtd. Notes	5.125%	02/10/19	165	186,841
Roche Holdings, Inc. (Switzerland), Gtd. Notes, 144A	6.000%	03/01/19	162	189,578
Teva Pharmaceutical Finance Co. BV (Israel), Gtd. Notes	2.950%	12/18/22	200	181,074

				1,018,750

Healthcare Insurance — 0.2%
Aetna, Inc., Sr. Unsec’d. Notes	6.500%	09/15/18	190	223,808

Insurance — 0.4%
American International Group, Inc., Sr. Unsec’d. Notes	5.850%	01/16/18	60	68,823
MetLife, Inc., Sr. Unsec’d. Notes	7.717%	02/15/19	190	235,506
Principal Financial Group, Inc., Gtd. Notes	3.125%	05/15/23	200	185,607

				489,936

Media & Entertainment — 0.1%
Viacom, Inc., Sr. Unsec’d. Notes	4.500%	03/01/21	95	99,399

Non-Captive Finance — 0.3%
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	3.100%	01/09/23	200	189,752
General Electric Capital Corp., Series G, Sr. Unsec’d. Notes, MTN	6.000%	08/07/19(h)	150	175,997

				365,749

Pipelines & Other — 0.4%
Atmos Energy Corp., Sr. Unsec’d. Notes	8.500%	03/15/19	125	160,182

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Pipelines & Other (continued)
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.250%	02/01/21	$250	$258,869

				419,051

Retailers — 0.3%
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	4.125%	02/01/19(h)	305	330,825

Technology — 0.8%
Apple, Inc., Sr. Unsec’d. Notes	1.000%	05/03/18(h)	760	734,880
Xerox Corp., Sr. Unsec’d. Notes	6.750%	02/01/17	180	204,435

				939,315

Telecommunications — 0.5%
AT&T, Inc., Sr. Unsec’d. Notes	3.875%	08/15/21(h)	110	111,441
Verizon Communications, Inc., Sr. Unsec’d. Notes	3.650%	09/14/18	480	508,111

				619,552

Tobacco — 0.1%
Altria Group, Inc., Gtd. Notes	9.700%	11/10/18	131	172,185

TOTAL CORPORATE BONDS (cost $16,682,053)				16,792,975

MUNICIPAL BOND — 0.1%
California — 0.1%
State of California, Taxable GO, Ser. Var. Purp. 3 (cost $125,772)	5.450%	04/01/15	125	132,149

NON-CORPORATE FOREIGN AGENCIES — 5.1%
African Development Bank (Supranational Bank), Sr. Unsec’d. Notes	3.000%	05/27/14	500	505,500
Asian Development Bank (Supranational Bank), Sr. Unsec’d. Notes	1.750%	09/11/18	1,060	1,060,175
Bank Nederlandse Gemeenten (Netherlands), Sr. Unsec’d. Notes, RegS	1.500%	03/28/14	200	200,558
European Bank for Reconstruction & Development (Supranational Bank), Sr. Unsec’d. Notes	5.000%	05/19/14	100	101,755
European Investment Bank (Supranational Bank), Sr. Unsec’d. Notes	1.500%	05/15/14	100	100,461
European Investment Bank (Supranational Bank), Sr. Unsec’d. Notes	3.000%	04/08/14	130	130,958
European Investment Bank (Supranational Bank), Sr. Unsec’d. Notes	4.625%	05/15/14	100	101,611
Export Development Canada (Canada), Sr. Unsec’d. Notes	1.500%	10/03/18	1,140	1,128,657
Inter-American Development Bank (Supranational Bank), Notes	0.500%	05/29/14	150	150,008
Inter-American Development Bank (Supranational Bank), Sr. Unsec’d. Notes, MTN	0.500%	08/17/15	1,540	1,543,232
Inter-American Development Bank (Supranational Bank), Unsec’d. Notes	3.000%	04/22/14	100	100,836
Kommunalbanken AS (Norway), Sr. Unsec’d. Notes, 144A	1.125%	05/23/18	402	390,503
Societe de Financement de l’Economie Francaise (France), Gov’t. Liquid Gtd. Notes, 144A	3.375%	05/05/14	100	101,019

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

NON-CORPORATE FOREIGN AGENCIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Statoil ASA (Norway), Gtd. Notes	2.450%		01/17/23	$170	$154,957
Statoil ASA (Norway), Gtd. Notes	5.250%		04/15/19	100	113,336

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $5,900,941)					5,883,566

SOVEREIGNS — 4.7%
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, 144A	0.500%		03/21/16	300	299,226
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, 144A	1.375%		03/07/14	300	300,630
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, MTN, RegS	2.875%		09/15/14	500	508,399
Canada Government International Bond (Canada), Sr. Unsec’d. Notes	0.875%		02/14/17	800	800,014
Canada Government International Bond (Canada), Sr. Unsec’d. Notes	2.375%		09/10/14	400	405,928
Denmark Government International Bond (Denmark), Sr. Unsec’d. Notes, 144A	0.625%		05/22/15	300	300,795
Denmark Government International Bond (Denmark), Sr. Unsec’d. Notes, MTN, 144A	0.375%		04/25/16	200	198,820
Finland Government International Bond (Finland), Sr. Unsec’d. Notes, RegS	2.250%		03/17/16	300	310,500
Kingdom of Sweden (Sweden), Sr. Unsec’d. Notes, MTN, RegS	0.375%		05/18/15	300	300,158
Kingdom of Sweden (Sweden), Sr. Unsec’d. Notes, RegS	1.000%		06/03/14	100	100,328
Netherlands Government Bond (Netherlands), Sr. Unsec’d. Notes, 144A	0.250%		09/12/15	300	298,808
Province of British Columbia (Canada), Sr. Unsec’d. Notes	2.000%		10/23/22	1,180	1,059,168
Spain Government International Bond (Spain), Sr. Unsec’d. Notes, MTN, 144A	4.000%		03/06/18	500	508,250

TOTAL SOVEREIGNS (cost $5,530,687)					5,391,024

U.S. GOVERNMENT AGENCY OBLIGATIONS — 25.0%
Federal Home Loan Banks	0.375%		08/28/15	880	880,544
Federal Home Loan Banks	1.000%		06/21/17	1,960	1,953,887
Federal Home Loan Mortgage Corp.	1.375%		05/01/20	990	928,139
Federal Home Loan Mortgage Corp.	2.375%		01/13/22	3,375	3,226,382
Federal National Mortgage Assoc	0.500%		07/02/15(h)	3,245	3,252,759
Federal National Mortgage Assoc	0.875%		05/21/18	155	149,933
Federal National Mortgage Assoc	1.625%		11/27/18	4,270	4,234,380
Financing Corp., Strips Principal, Series D-P	2.224%	(s)	09/26/19	705	608,719
Government National Mortgage Assoc	3.500%		09/20/42	1,762	1,779,819
Israel Government AID Bond, Gov’t. Gtd. Notes	1.820%	(s)	09/15/20	8,785	7,277,784
Israel Government AID Bond, Gov’t. Gtd. Notes	2.427%	(s)	03/15/22	95	72,355
Israel Government AID Bond, Gov’t. Gtd. Notes	5.391%	(s)	03/15/20	1,000	850,388
Israel Government AID Bond, Gov’t. Gtd. Notes	5.500%		04/26/24	450	519,915
Residual Funding Corp. Strips Principal	1.614%	(s)	10/15/19	2,135	1,853,853
Residual Funding Corp. Strips Principal	1.631%	(s)	07/15/20	1,865	1,556,488

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $30,152,748)					29,145,345

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

U.S. TREASURY OBLIGATIONS — 13.0%	Interest Rate		Maturity Date	Principal Amount	Value (Note 2)

U.S. Treasury Bonds	2.875%		05/15/43	$2,090	$1,693,880
U.S. Treasury Bonds	3.625%		08/15/43	1,415	1,336,291
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%		04/15/18	2,066	2,107,453
U.S. Treasury Inflation Indexed Bonds, TIPS	0.375%		07/15/23	527	508,181
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625%		02/15/43	132	101,547
U.S. Treasury Notes	0.125%		04/30/15(h)	4,135	4,130,154
U.S. Treasury Notes	0.625%		04/30/18	805	776,322
U.S. Treasury Notes	0.875%		07/31/19(h)	2,825	2,660,136
U.S. Treasury Notes	1.250%		11/30/18	125	122,324
U.S. Treasury Notes	1.500%		12/31/18	30	29,662
U.S. Treasury Notes	2.375%		02/28/15(h)(k)	980	1,004,538
U.S. Treasury Notes	2.375%		12/31/20	380	378,516
U.S. Treasury Strips Coupon	2.749%	(s)	02/15/25	150	102,582
U.S. Treasury Strips Principal	7.123%	(s)	05/15/43	760	223,166

TOTAL U.S. TREASURY OBLIGATIONS (cost $15,330,020)					15,174,752

TOTAL LONG-TERM INVESTMENTS (cost $106,738,497)					105,409,658

				Shares
SHORT-TERM INVESTMENTS — 5.6%
AFFILIATED MONEY MARKET MUTUAL FUND — 5.6%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $6,589,768)(w)(Note 4)				6,589,768	6,589,768

	Counterparty			Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
Interest Rate Swap Options,
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 04/24/14	Barclays Capital Group			$4,280	43
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 04/24/14	Citigroup Global Markets			5,240	53
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 04/24/14	Citigroup Global Markets			5,240	53

TOTAL OPTIONS PURCHASED (cost $15,629)					149

TOTAL SHORT-TERM INVESTMENTS (cost $6,605,397)					6,589,917

TOTAL INVESTMENTS — 96.1% (cost $113,343,894)					111,999,575
OTHER ASSETS IN EXCESS OF OTHER LIABILITIES(x) — 3.9%					4,520,267

NET ASSETS — 100.0%					$116,519,842

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
AID	Agency for International Development
FHLMC	Federal Home Loan Mortgage Corporation
GO	General Obligation
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
TIPS	Treasury Inflation-Protected Securities
*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2013.
(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.
(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(r)	Less than $500 par.
(s)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.
(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts open at December 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Long Position:
24	90 Day Euro Dollar	Sep. 2016	$5,894,598	$5,876,700	$(17,898)

Short Positions:
40	90 Day Euro Dollar	Mar. 2014	9,973,420	9,972,500	920
24	90 Day Euro Dollar	Sep. 2015	5,950,364	5,947,800	2,564
81	2 Year U.S. Treasury Notes	Mar. 2014	17,830,197	17,804,812	25,385
92	5 Year U.S. Treasury Notes	Mar. 2014	11,124,850	10,976,750	148,100
31	10 Year U.S. Treasury Notes	Mar. 2014	3,869,317	3,814,453	54,864
4	U.S. Long Bonds	Mar. 2014	515,244	513,250	1,994
38	U.S. Ultra Bonds	Mar. 2014	5,285,729	5,177,500	108,229

					342,056

					$324,158

Interest rate swap agreements outstanding at December 31, 2013:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
$400	09/12/14	0.656%	3 month LIBOR(2)	$(1,790)	$—	$(1,790)	Barclays Capital Group
600	09/19/14	0.669%	3 month LIBOR(2)	(2,754)	—	(2,754)	JPMorgan Chase
500	10/28/14	0.816%	3 month LIBOR(2)	(2,656)	—	(2,656)	Barclays Capital Group
2,000	08/08/15	0.528%	3 month LIBOR(2)	(7,809)	—	(7,809)	Credit Suisse First Boston Corp.
1,550	08/20/15	0.615%	3 month LIBOR(2)	(8,568)	—	(8,568)	Bank of Nova Scotia
465	03/22/16	0.535%	3 month LIBOR(2)	(533)	—	(533)	Citigroup Global Markets
460	08/04/16	1.528%	3 month LIBOR(2)	(12,599)	—	(12,599)	Citigroup Global Markets
3,765	08/31/16	0.934%	3 month LIBOR(1)	32,414	—	32,414	Credit Suisse First Boston Corp.
250	12/30/16	1.328%	3 month LIBOR(1)	3,454	—	3,454	Citigroup Global Markets
2,750	01/03/17	1.273%	3 month LIBOR(1)	48,419	—	48,419	Citigroup Global Markets
390	01/03/17	1.311%	3 month LIBOR(2)	(7,393)	—	(7,393)	Citigroup Global Markets
2,115	08/31/17	0.751%	3 month LIBOR(2)	28,075	—	28,075	Bank of Nova Scotia
1,980	09/28/17	0.795%	3 month LIBOR(1)	(26,948)	—	(26,948)	Credit Suisse First Boston Corp.
2,100	12/11/17	0.734%	3 month LIBOR(2)	46,600	—	46,600	Barclays Capital Group
3,500	01/15/18	0.915%	3 month LIBOR(2)	49,040	—	49,040	Barclays Capital Group
2,000	03/06/18	0.903%	3 month LIBOR(2)	37,190	—	37,190	Barclays Capital Group
700	03/13/18	1.044%	3 month LIBOR(2)	9,050	—	9,050	Barclays Capital Group
1,500	03/18/18	1.053%	3 month LIBOR(2)	19,519	—	19,519	Barclays Capital Group

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest rate swap agreements outstanding at December 31, 2013 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$2,200	03/27/18	1.003%	3 month LIBOR(2)	$35,097	$—	$35,097	Barclays Capital Group
1,120	05/15/18	2.318%	3 month LIBOR(1)	41,860	—	41,860	JPMorgan Chase
402	05/17/18	0.989%	3 month LIBOR(2)	8,690	—	8,690	Credit Suisse First Boston Corp.
580	07/27/18	2.473%	3 month LIBOR(2)	(28,527)	—	(28,527)	Bank of America
1,500	08/22/18	1.665%	3 month LIBOR(2)	(10,610)	—	(10,610)	JPMorgan Chase
600	09/01/18	1.820%	3 month LIBOR(2)	(8,229)	—	(8,229)	Citigroup Global Markets
845	10/03/18	1.745%	3 month LIBOR(1)	5,474	—	5,474	UBS AG
460	11/08/18	1.738%	3 month LIBOR(2)	(1,207)	—	(1,207)	Citigroup Global Markets
1,070	01/12/19	1.699%	3 month LIBOR(2)	(2,409)	—	(2,409)	Citigroup Global Markets
9,400	06/07/19	1.330%	3 month LIBOR(1)	(305,212)	—	(305,212)	Barclays Capital Group
3,075	07/23/19	1.220%	3 month LIBOR(2)	115,440	—	115,440	Bank of Nova Scotia
395	10/02/19	1.291%	3 month LIBOR(1)	(16,302)	—	(16,302)	Barclays Capital Group
2,250	10/03/19	1.199%	3 month LIBOR(1)	(105,126)	—	(105,126)	Citigroup Global Markets
2,700	10/16/19	1.210%	3 month LIBOR(1)	(128,076)	—	(128,076)	Barclays Capital Group
3,400	10/25/19	1.299%	3 month LIBOR(1)	(146,862)	—	(146,862)	Credit Suisse First Boston Corp.
1,000	11/02/19	1.253%	3 month LIBOR(1)	(46,904)	—	(46,904)	Citigroup Global Markets
957	11/15/19	4.546%	3 month LIBOR(2)	(407,419)	—	(407,419)	Deutsche Bank
2,400	11/16/19	1.167%	3 month LIBOR(1)	(127,868)	—	(127,868)	Barclays Capital Group
2,500	11/20/19	1.149%	3 month LIBOR(1)	(136,499)	—	(136,499)	Barclays Capital Group
79,000	12/31/19	1.891%	3 month LIBOR(1)	1,193,477	—	1,193,477	Bank of America
13,905	12/31/19	3.018%	3 month LIBOR(2)	(1,750,507)	—	(1,750,507)	UBS AG
10,965	12/31/19	3.538%	3 month LIBOR(1)	2,142,138	—	2,142,138	JPMorgan Chase
10,600	12/31/19	4.137%	3 month LIBOR(1)	3,815,874	—	3,815,874	JPMorgan Chase
670	12/31/19	2.005%	3 month LIBOR(2)	(15,498)	—	(15,498)	Bank of America
1,700	02/22/20	1.550%	3 month LIBOR(2)	58,243	—	58,243	Citigroup Global Markets
1,900	04/16/20	1.359%	3 month LIBOR(2)	99,553	—	99,553	JPMorgan Chase
900	04/18/20	1.346%	3 month LIBOR(2)	48,200	—	48,200	JPMorgan Chase
957	05/15/20	4.246%	3 month LIBOR(2)	(361,821)	—	(361,821)	Deutsche Bank
7,865	09/15/20	1.583%	3 month LIBOR(2)	373,602	—	373,602	UBS AG
460	10/01/20	2.523%	3 month LIBOR(2)	(6,109)	—	(6,109)	UBS AG
892	05/15/21	4.419%	3 month LIBOR(2)	(360,383)	—	(360,383)	Deutsche Bank
889	05/15/21	4.446%	3 month LIBOR(2)	(363,447)	—	(363,447)	Deutsche Bank
450	08/11/21	2.570%	3 month LIBOR(1)	2,137	—	2,137	Hong Kong & Shanghai Bank
7,375	08/15/21	2.395%	3 month LIBOR(1)	(65,823)	—	(65,823)	JPMorgan Chase
850	08/24/21	2.253%	3 month LIBOR(1)	(17,506)	—	(17,506)	Bank of America
360	08/24/21	2.255%	3 month LIBOR(1)	(7,347)	—	(7,347)	Citigroup Global Markets
310	09/09/21	2.205%	3 month LIBOR(2)	8,003	—	8,003	Barclays Capital Group
210	09/13/21	2.171%	3 month LIBOR(2)	6,046	—	6,046	Bank of America
280	09/21/21	2.170%	3 month LIBOR(2)	8,325	—	8,325	Barclays Capital Group
105	09/27/21	1.933%	3 month LIBOR(1)	(5,070)	—	(5,070)	Citigroup Global Markets
140	10/04/21	2.108%	3 month LIBOR(1)	(5,112)	—	(5,112)	Citigroup Global Markets
360	10/06/21	2.038%	3 month LIBOR(2)	15,112	—	15,112	Citigroup Global Markets
830	10/19/21	2.358%	3 month LIBOR(2)	16,109	—	16,109	Barclays Capital Group
290	11/01/21	2.483%	3 month LIBOR(2)	3,352	—	3,352	Barclays Capital Group
150	11/30/21	2.229%	3 month LIBOR(1)	(5,057)	—	(5,057)	JPMorgan Chase
915	12/05/21	2.271%	3 month LIBOR(2)	28,521	—	28,521	Barclays Capital Group
330	12/06/21	2.238%	3 month LIBOR(2)	11,131	—	11,131	Barclays Capital Group
270	12/23/21	2.090%	3 month LIBOR(2)	12,582	—	12,582	Barclays Capital Group
470	12/28/21	2.118%	3 month LIBOR(2)	21,157	—	21,157	Barclays Capital Group
13,500	01/13/22	1.690%	3 month LIBOR(2)	957,562	—	957,562	Bank of Nova Scotia
4,600	01/13/22	1.605%	3 month LIBOR(1)	(357,737)	—	(357,737)	Bank of Nova Scotia
325	02/02/22	1.914%	3 month LIBOR(2)	17,995	—	17,995	Citigroup Global Markets
200	02/21/22	2.105%	3 month LIBOR(2)	8,443	—	8,443	JPMorgan Chase
135	02/21/22	2.100%	3 month LIBOR(2)	5,753	—	5,753	JPMorgan Chase
205	02/23/22	2.117%	3 month LIBOR(2)	8,500	—	8,500	JPMorgan Chase
800	03/28/22	2.350%	3 month LIBOR(1)	(21,159)	—	(21,159)	Barclays Capital Group
750	08/29/22	1.777%	3 month LIBOR(2)	60,590	—	60,590	Citigroup Global Markets
750	09/25/22	1.785%	3 month LIBOR(1)	(62,431)	—	(62,431)	Barclays Capital Group

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest rate swap agreements outstanding at December 31, 2013 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$700	10/12/22	1.741%	3 month LIBOR(1)	$(62,406)	$—	$(62,406)	Barclays Capital Group
1,100	03/21/23	2.038%	3 month LIBOR(2)	79,558	—	79,558	Barclays Capital Group
1,200	05/08/23	1.815%	3 month LIBOR(2)	117,070	—	117,070	Barclays Capital Group
1,135	09/30/26	2.628%	3 month LIBOR(1)	(90,780)	—	(90,780)	Citigroup Global Markets
700	12/28/27	2.353%	3 month LIBOR(1)	(95,832)	—	(95,832)	Barclays Capital Group
160	08/24/41	3.074%	3 month LIBOR(2)	22,628	—	22,628	Citigroup Global Markets
160	08/24/41	3.065%	3 month LIBOR(2)	22,885	—	22,885	Citigroup Global Markets
160	09/06/41	3.110%	3 month LIBOR(2)	21,717	—	21,717	UBS AG
160	09/06/41	3.028%	3 month LIBOR(2)	24,130	—	24,130	UBS AG
160	09/08/41	2.954%	3 month LIBOR(1)	(26,314)	—	(26,314)	Barclays Capital Group
130	09/09/41	3.019%	3 month LIBOR(1)	(19,826)	—	(19,826)	Barclays Capital Group
150	10/11/41	2.719%	3 month LIBOR(2)	31,613	—	31,613	JPMorgan Chase
160	10/17/41	2.905%	3 month LIBOR(1)	(28,384)	—	(28,384)	Barclays Capital Group
140	12/12/41	2.685%	3 month LIBOR(1)	(31,088)	—	(31,088)	Citigroup Global Markets
140	12/20/41	2.614%	3 month LIBOR(2)	32,981	—	32,981	Citigroup Global Markets
85	12/20/41	2.615%	3 month LIBOR(1)	(20,005)	—	(20,005)	Barclays Capital Group
85	01/10/42	2.718%	3 month LIBOR(1)	(17,478)	—	(17,478)	Barclays Capital Group
95	01/11/42	2.710%	3 month LIBOR(1)	(19,676)	—	(19,676)	Citigroup Global Markets
180	01/12/42	2.773%	3 month LIBOR(2)	35,204	—	35,204	Citigroup Global Markets
145	02/09/42	2.840%	3 month LIBOR(1)	(26,897)	—	(26,897)	Barclays Capital Group

				$4,404,520	$—	$4,404,520

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements:
$4,180	02/28/18	1.649%	3 month LIBOR(2)	$170	$(38,312)	$(38,482)
2,490	08/02/18	1.614%	3 month LIBOR(2)	—	(103)	(103)
2,600	08/06/18	1.693%	3 month LIBOR(1)	—	8,726	8,726
1,950	09/18/18	1.724%	3 month LIBOR(2)	159	(4,997)	(5,156)
2,500	06/13/20	1.923%	3 month LIBOR(1)	—	(61,053)	(61,053)
3,300	06/17/20	1.836%	3 month LIBOR(1)	—	(98,584)	(98,584)
8,950	06/25/20	2.065%	3 month LIBOR(1)	—	(145,089)	(145,089)
11,800	06/27/20	2.200%	3 month LIBOR(1)	—	(94,863)	(94,863)
7,700	07/02/20	2.143%	3 month LIBOR(2)	—	90,554	90,554
3,200	07/10/20	2.401%	3 month LIBOR(1)	—	12,361	12,361
2,350	08/20/20	2.368%	3 month LIBOR(1)	164	(856)	(1,020)
2,500	08/21/20	2.440%	3 month LIBOR(1)	129	10,358	10,229
5,450	08/22/20	2.410%	3 month LIBOR(1)	(183)	11,436	11,619
3,125	08/31/20	2.219%	3 month LIBOR(2)	169	31,162	30,993
2,540	08/31/20	2.220%	3 month LIBOR(2)	165	25,172	25,007
2,340	08/31/20	2.085%	3 month LIBOR(2)	164	43,266	43,102
670	08/31/20	2.490%	3 month LIBOR(2)	154	(4,886)	(5,040)
3,850	10/22/20	2.112%	3 month LIBOR(2)	173	77,662	77,489
5,500	10/25/20	2.054%	3 month LIBOR(2)	183	133,060	132,877
405	01/13/22	2.457%	3 month LIBOR(2)	152	8,377	8,225
330	01/22/22	2.785%	3 month LIBOR(2)	152	(1,118)	(1,270)
165	01/31/22	2.505%	3 month LIBOR(2)	151	2,952	2,801
2,760	08/05/23	4.210%	3 month LIBOR(1)	—	(38,355)	(38,355)
1,105	08/06/23	4.220%	3 month LIBOR(1)	—	(14,902)	(14,902)
8,250	09/23/23	2.855%	3 month LIBOR(2)	216	141,636	141,420
1,205	10/28/23	4.029%	3 month LIBOR(1)	155	(28,320)	(28,475)
1,650	12/17/23	2.932%	3 month LIBOR(1)	163	(22,860)	(23,023)

				$2,436	$42,424	$39,988

(1)	Portfolio pays the floating rate and receives the fixed rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	$—	$13,196,940	$—
Commercial Mortgage-Backed Securities	—	19,692,907	—
Corporate Bonds	—	16,792,975	—
Municipal Bond	—	132,149	—
Non-Corporate Foreign Agencies	—	5,883,566	—
Sovereigns	—	5,391,024	—
U.S. Government Agency Obligations	—	29,145,345	—
U.S. Treasury Obligations	—	15,174,752	—
Affiliated Money Market Mutual Fund	6,589,768	—	—
Options Purchased	—	149	—
Other Financial Instruments*
Futures Contracts	324,158	—	—
Interest Rate Swaps	39,988	4,404,520	—

Total	$6,953,914	$109,814,327	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

U.S. Government Agency Obligations	25.0%
Commercial Mortgage-Backed Securities	16.9
U.S. Treasury Obligations	13.0
Non-Residential Mortgage-Backed Securities	11.3
Banking	7.4
Affiliated Money Market Mutual Fund	5.6
Non-Corporate Foreign Agencies	5.1
Sovereigns	4.7
Healthcare & Pharmaceutical	0.9
Technology	0.8
Chemicals	0.8
Energy - Integrated	0.6
Telecommunications	0.5
Insurance	0.4
Energy - Other	0.4
Foods	0.4
Pipelines & Other	0.4
Non-Captive Finance	0.3
Retailers	0.3

Cable	0.2%
Capital Goods	0.2
Automotive	0.2
Healthcare Insurance	0.2
Tobacco	0.1
Municipal Bond	0.1
Electric	0.1
Media & Entertainment	0.1
Aerospace & Defense	0.1

96.1
Other assets in excess of other liabilities	3.9

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instrumentsis interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker-variation margin	$937,459	*	Due from broker-variation margin	$573,313	*
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	9,790,513		Unrealized depreciation on over-the-counter swap agreements	5,385,993
Interest rate contracts	Unaffiliated investments	149		—	—

Total		$10,728,121			$5,959,306

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$(33,517)	$3,355	$524,481	$580,340	$1,074,659

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Futures	Swaps	Total
Interest rate contracts	$(15,480)	$311,183	$(4,352,028)	$(4,056,325)

*	Included in net change unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2013, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options(1)	Written Options(2)	Futures Contracts - Long Positions(3)	Futures Contracts - Short Positions(3)	Interest Rate Swap Agreements(4)
$18,425	$1,910	$6,233,669	$30,540,669	$419,919,743

(1)	Cost.
(2)	Premium Received.
(3)	Value at Trade Date.
(4)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Exchange-traded and cleared derivatives	$32,181	$—	$ —	$32,181
Over-the-counter derivatives*	9,790,662	(149)	—	9,790,513

				9,822,694

Liabilities:
Exchange-traded and cleared derivatives	—	—	—	—
Over-the-counter derivatives*	(5,385,993)	—	—	(5,385,993)

				(5,385,993)

Collateral Amount Pledged/(Received):
Exchange-traded and cleared derivatives				—
Over-the-counter derivatives				(7,972,732)

Net Amount				$(3,536,031)

*	Over-the-counter derivatives may consist of forward foreign currency exchange contracts, options contracts and swap agreements. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation) by counterparty, see the Schedule of Investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST BOND PORTFOLIO 2019 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value:
Unaffiliated investments (cost $106,754,126)	$105,409,807
Affiliated investments (cost $6,589,768)	6,589,768
Unrealized appreciation on over-the-counter swap agreements	9,790,513
Dividends and interest receivable	425,018
Due from broker-variation margin	32,181
Prepaid expenses	1,686
Tax reclaim receivable	1,565

Total Assets	122,250,538

LIABILITIES:
Unrealized depreciation on over-the-counter swap agreements	5,385,993
Payable for fund share repurchased	222,155
Advisory fees payable	63,546
Accrued expenses and other liabilities	56,995
Distribution fee payable	1,590
Affiliated transfer agent fee payable	417

Total Liabilities	5,730,696

NET ASSETS	$116,519,842

Net assets were comprised of:
Paid-in capital	$114,088,060
Retained earnings	2,431,782

Net assets, December 31, 2013	$116,519,842

Net asset value and redemption price per share, $116,519,842 / 11,832,974 outstanding shares of beneficial interest	$9.85

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Interest income	$2,482,821
Affiliated dividend income	48,385

2,531,206

EXPENSES
Advisory fees	983,074
Distribution fee (Note 4)	126,707
Shareholder servicing fees and expenses (Note 4)	28,353
Custodian and accounting fees	79,000
Audit fee	41,000
Trustees’ fees	13,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Shareholders’ reports	7,000
Commitment fee on syndicated credit agreement	2,000
Insurance expenses	2,000
Loan interest expense (Note 7)	216
Miscellaneous	8,111

Total expenses	1,309,461

NET INVESTMENT INCOME	1,221,745

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	(1,205,924)
Futures transactions	524,481
Swap agreement transactions	580,340
Options written transactions	3,355

(97,748)

Net change in unrealized appreciation (depreciation) on:
Investments	(3,453,928)
Futures	311,183
Swap agreements	(4,352,028)

(7,494,773)

NET LOSS ON INVESTMENTS	(7,592,521)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,370,776)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$1,221,745	$739,413
Net realized loss on investment transactions	(97,748)	(2,743,137)
Net change in unrealized appreciation (depreciation) on investments	(7,494,773)	7,889,928

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(6,370,776)	5,886,204

DISTRIBUTIONS	—	(13,918,101)

FUND SHARE TRANSACTIONS:
Fund share sold [10,103,389 and 15,163,813 shares, respectively]	99,666,125	161,724,621
Fund share issued in reinvestment of distributions [0 and 1,378,030 shares, respectively]	—	13,918,101
Fund share repurchased [17,494,934 and 2,429,714 shares, respectively]	(175,743,700)	(25,274,231)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(76,077,575)	150,368,491

TOTAL INCREASE (DECREASE) IN NET ASSETS	(82,448,351)	142,336,594
NET ASSETS:
Beginning of year	198,968,193	56,631,599

End of year	$116,519,842	$198,968,193

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST BOND PORTFOLIO 2020

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 89.6% ASSET-BACKED SECURITIES — 7.8%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Non-Residential Mortgage-Backed Securities
Ally Auto Receivables Trust, Series 2012-4, Class A2	0.480%		05/15/15	$28	$27,785
Ally Auto Receivables Trust, Series 2013-1, Class A2	0.460%		10/15/15	803	803,046
American Express Credit Account Master Trust, Series 2013-1, Class A	0.587%	(c)	02/16/21	1,800	1,804,192
AmeriCredit Automobile Receivables Trust, Series 2013-4, Class A2	0.740%		11/08/16	500	500,488
BA Credit Card Trust, Series 2007-B3, Class B3	0.367%	(c)	08/15/16	600	599,620
CarMax Auto Owner Trust, Series 2013-1, Class A2	0.420%		03/15/16	136	136,066
CarMax Auto Owner Trust, Series 2013-2, Class A2	0.420%		06/15/16	462	461,989
Chase Issuance Trust, Series 2007-C1, Class C1	0.627%	(c)	04/15/19	1,100	1,085,591
Chase Issuance Trust, Series 2012-A3, Class A3	0.790%		06/15/17	700	702,365
Chase Issuance Trust, Series 2012-A5, Class A5	0.590%		08/15/17	500	500,056
Chase Issuance Trust, Series 2012-A8, Class A8	0.540%		10/15/17	700	699,047
Citibank Credit Card Issuance Trust, Series 2003-A7, Class A7	4.150%		07/07/17	1,000	1,053,847
Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8	5.650%		09/20/19	500	572,672
Discover Card Execution Note Trust, Series 2013-A3, Class A3	0.347%	(c)	10/15/18	800	798,698
Enterprise Fleet Financing LLC, Series 2013-2, Class A2, 144A	1.060%		03/20/19	500	500,815
Ford Credit Auto Owner Trust, Series 2011-B, Class B	2.270%		01/15/17	200	205,477
Ford Credit Auto Owner Trust, Series 2013-B, Class A3	0.570%		10/15/17	700	700,821
GE Dealer Floorplan Master Note Trust, Series 2013-1, Class A	0.567%	(c)	04/20/18	500	500,348
GE Equipment Small Ticket LLC, Series 2012-1A, Class A3, 144A	1.040%		09/21/15	600	601,864
GE Equipment Small Ticket LLC, Series 2013-1A, Class A2, 144A	0.730%		01/24/16	500	500,536
Honda Auto Receivables Owner Trust, Series 2013-2, Class A3	0.530%		02/16/17	400	399,870
Honda Auto Receivables Owner Trust, Series 2013-3, Class A3	0.770%		05/15/17	1,000	1,003,373
Mercedes-Benz Auto Lease Trust, Series 2013-A, Class A2	0.490%		06/15/15	400	400,070
MMAF Equipment Finance LLC, Series 2013-AA, Class A2, 144A	0.690%		05/09/16	500	500,189
Nissan Auto Lease, Series 2013-A, Class A2B	0.297%	(c)	09/15/15	1,000	999,539
Nissan Master Owner Trust Receivables, Series 2013-A, Class A	0.467%	(c)	02/15/18	200	199,957
Santander Drive Auto Receivables Trust, Series 2013-4, Class A2	0.890%		09/15/16	386	387,126
Volkswagen Auto Lease Trust, Series 2013-A, Class A2A	0.630%		12/20/15	1,000	1,000,549
World Omni Auto Receivables Trust, Series 2013-A3, Class A3	0.640%		04/16/18	1,000	999,671

TOTAL ASSET-BACKED SECURITIES (cost $18,665,312)					18,645,667

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMERCIAL MORTGAGE-BACKED SECURITIES — 14.4%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-2, Class A5	4.857%	(c)	07/10/43	$300	$312,104
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class A4	4.668%		07/10/43	2,400	2,510,698
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class A2	1.813%		09/10/45	650	651,372
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class A2	1.987%		04/10/46	1,200	1,193,220
Commercial Mortgage Pass-Through Certificates, Series 2013-CR6, Class A2	2.122%		03/10/46	700	698,706
Commercial Mortgage Trust, Series 2005-GG3, Class A4	4.799%	(c)	08/10/42	2,250	2,308,453
Commercial Mortgage Trust, Series 2005-GG5, Class A5	5.224%	(c)	04/10/37	3,700	3,901,939
Commercial Mortgage Trust, Series 2013-CR8, Class A2	2.367%		06/10/46	2,100	2,106,821
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C1, Class A4	5.014%	(c)	02/15/38	1,343	1,381,272
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C5, Class A4	5.100%	(c)	08/15/38	1,000	1,049,766
FHLMC Multifamily Structured Pass Through Certificates, Series K012, Class A2	4.186%	(c)	12/25/20	750	803,197
FHLMC Multifamily Structured Pass-Through Certificates, Series K015, Class A2	3.230%		07/25/21	90	90,644
FHLMC Multifamily Structured Pass-Through Certificates, Series KSMC, Class A2	2.615%		01/25/23	1,600	1,491,710
GE Capital Commercial Mortgage Corp. Trust, Series 2007-C1, Class A2	5.417%		12/10/49	186	185,742
GS Mortgage Securities Corp II, Series GG4, Class A4A	4.751%		07/10/39	987	1,022,552
JPMBB Commercial Mortgage Securities Trust, Series 2013-C12, Class A3	3.272%		07/15/45	700	703,510
JPMorgan Chase Commercial Mortgage Securities Corp, Series 2013-C13, Class A2	2.665%		01/15/46	1,600	1,622,776
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, Class A4	4.738%		07/15/42	200	208,350
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4	5.200%	(c)	12/15/44	3,280	3,494,633
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class A2	5.791%	(c)	06/15/49	161	161,814
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12, Class A4	5.882%	(c)	02/15/51	170	190,246
JPMorgan Chase Commercial Mortgage Series Trust, Series 2013-LC11, Class A3	2.592%		04/15/46	400	387,400
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class A4	5.047%	(c)	07/12/38	2,385	2,516,600
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class A4	4.747%	(c)	06/12/43	650	675,203
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A3	5.172%	(c)	12/12/49	1,000	1,084,157
Morgan Stanley Capital I Trust, Series 2012-C4, Class A2	2.111%		03/15/45	2,400	2,424,866
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class A2	2.804%		01/10/45	300	311,990
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A4	5.289%	(c)	12/15/44	200	212,900
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4	5.308%		11/15/48	200	218,579

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class A2	2.684%	11/15/44	190	$195,898
WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class A2	1.765%	12/15/45	200	198,027

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $34,724,629)				34,315,145

CORPORATE BONDS — 11.5%
Automotive — 0.1%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	8.125%	01/15/20	200	250,090

Banking — 4.3%
American Express Co., Sr. Unsec’d. Notes	1.550%	05/22/18	410	400,324
American Express Credit Corp., Sr. Unsec’d. Notes	2.125%	07/27/18	475	475,798
Bank of America Corp., Sr. Unsec’d. Notes	5.625%	07/01/20	650	742,763
Bank of America Corp., Sr. Unsec’d. Notes	6.000%	09/01/17	250	285,448
Bank of New York Mellon Corp (The), Sr. Unsec’d. Notes	1.969%	06/20/17	675	682,315
Citigroup, Inc., Sr. Unsec’d. Notes	4.500%	01/14/22	350	370,899
Citigroup, Inc., Sr. Unsec’d. Notes	8.500%	05/22/19	825	1,057,311
Citigroup, Inc., Sub. Notes	5.500%	09/13/25	320	337,036
Discover Bank, Sr. Unsec’d. Notes	2.000%	02/21/18	300	294,649
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	6.150%	04/01/18	300	344,003
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	5.375%	03/15/20	980	1,089,886
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.400%	07/22/20(h)	550	591,227
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.500%	01/24/22	250	264,433
JPMorgan Chase & Co., Sr. Unsec’d. Notes	6.300%	04/23/19	175	206,544
JPMorgan Chase & Co., Sub. Notes	3.375%	05/01/23	80	74,559
Morgan Stanley, Sr. Unsec’d. Notes	2.125%	04/25/18	220	218,102
Morgan Stanley, Sr. Unsec’d. Notes	5.750%	01/25/21	125	141,408
Morgan Stanley, Series G, Sr. Unsec’d. Notes, MTN	5.500%	01/26/20	550	617,415
PNC Bank NA, Sub. Notes	3.800%	07/25/23	250	242,460
PNC Funding Corp., Bank Gtd. Notes	3.300%	03/08/22	250	245,662
Wells Fargo & Co, Sub. Notes, MTN	3.450%	02/13/23	95	89,816
Wells Fargo & Co., Sr. Unsec’d. Notes	5.625%	12/11/17	25	28,655
Westpac Banking Corp. (Australia), Covered Bonds, 144A	1.850%	11/26/18	1,360	1,335,656

				10,136,369

Cable
NBCUniversal Enterprise, Inc., Gtd. Notes, 144A	1.974%	04/15/19	110	107,600

Capital Goods — 0.3%
United Parcel Service, Inc., Sr. Unsec’d. Notes	5.125%	04/01/19	600	682,439
Xylem, Inc., Sr. Unsec’d. Notes	4.875%	10/01/21	25	26,061

				708,500

Chemicals — 0.8%
Dow Chemical Co. (The), Sr. Unsec’d. Notes	3.000%	11/15/22	165	153,886
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.250%	11/15/20	865	921,347
EI du Pont de Nemours & Co., Sr. Unsec’d. Notes	4.625%	01/15/20	500	545,807

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Chemicals (continued)
LYB International Finance BV (Netherlands), Gtd. Notes	4.000%	07/15/23	$190	$187,540

				1,808,580

Electric — 0.1%
Duke Energy Corp, Sr. Unsec’d. Notes	2.100%	06/15/18	250	248,565

Energy - Integrated — 0.7%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	1.375%	05/10/18	225	218,374
BP Capital Markets PLC (United Kingdom), Gtd. Notes	4.500%	10/01/20	510	551,012
Chevron Corp., Sr. Unsec’d. Notes	1.718%	06/24/18(h)	530	528,000
Suncor Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.100%	06/01/18	240	277,430

				1,574,816

Energy - Other — 0.5%
Cameron International Corp., Sr. Unsec’d. Notes	3.600%	04/30/22	165	161,667
Halliburton Co, Sr. Unsec’d. Notes	2.000%	08/01/18	775	769,078
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	7.500%	01/15/20	200	242,493
Weatherford International, Inc., Gtd. Notes	6.350%	06/15/17	25	28,263

				1,201,501

Foods — 0.1%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	5.000%	04/15/20	185	209,366
W.M. Wrigley Jr, Co., Sr. Unsec’d. Notes, 144A	2.000%	10/20/17	85	84,764

				294,130

Healthcare & Pharmaceutical — 0.7%
AbbVie, Inc., Sr. Unsec’d. Notes	2.000%	11/06/18	245	242,356
Amgen, Inc., Sr. Unsec’d. Notes	4.100%	06/15/21	170	177,152
Baxter International, Inc., Sr. Unsec’d. Notes	1.850%	06/15/18	125	123,436
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.400%	12/01/21	250	266,987
Merck & Co., Inc., Sr. Unsec’d. Notes	1.300%	05/18/18	475	461,990
Mylan, Inc., Gtd. Notes, 144A	1.800%	06/24/16	60	61,167
Pfizer, Inc., Sr. Unsec’d. Notes	1.500%	06/15/18	400	393,942

				1,727,030

Healthcare Insurance — 0.9%
Aetna, Inc., Sr. Unsec’d. Notes	2.750%	11/15/22	160	147,384
Aetna, Inc., Sr. Unsec’d. Notes	3.950%	09/01/20	250	261,372
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.875%	10/15/20	1,250	1,317,728
WellPoint, Inc., Sr. Unsec’d. Notes	2.300%	07/15/18	425	421,627

				2,148,111

Insurance — 0.9%
American International Group, Inc., Sr. Unsec’d. Notes	6.400%	12/15/20	570	673,661
American International Group, Inc., Sr. Unsec’d. Notes, MTN	5.850%	01/16/18	260	298,233
Hartford Financial Services Group, Inc., Sr. Unsec’d. Notes	5.125%	04/15/22	350	381,224
Liberty Mutual Group, Inc., Gtd. Notes, 144A	4.250%	06/15/23	65	62,760

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Insurance (continued)
Lincoln National Corp., Sr. Unsec’d. Notes	4.300%	06/15/15	$25	$26,209
Lincoln National Corp., Sr. Unsec’d. Notes	4.850%	06/24/21	400	429,641
MetLife, Inc., Sr. Unsec’d. Notes	4.750%	02/08/21	185	199,950
Principal Financial Group, Inc., Gtd. Notes	3.300%	09/15/22	160	152,334

				2,224,012

Non-Captive Finance — 0.1%
General Electric Capital Corp., Series G, Sr. Unsec’d. Notes, MTN	6.000%	08/07/19	195	228,796

Pipelines & Other — 0.2%
DCP Midstream LLC, Sr. Unsec’d. Notes, 144A	5.350%	03/15/20	25	26,129
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	2.650%	02/01/19	300	296,673
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	3.950%	09/01/22	155	151,041
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.250%	02/01/21	50	51,774

				525,617

Railroads — 0.5%
CSX Corp., Sr. Unsec’d. Notes	7.375%	02/01/19	1,000	1,213,211

Technology — 0.9%
Apple, Inc., Sr. Unsec’d. Notes	1.000%	05/03/18	430	415,787
Oracle Corp., Sr. Unsec’d. Notes	2.375%	01/15/19	1,725	1,740,442

				2,156,229

Telecommunications — 0.3%
AT&T, Inc., Sr. Unsec’d. Notes	3.875%	08/15/21	25	25,328
Verizon Communications, Inc., Sr. Unsec’d. Notes	3.650%	09/14/18	685	725,116

				750,444

Tobacco — 0.1%
Altria Group, Inc., Gtd. Notes	9.700%	11/10/18	135	177,443

TOTAL CORPORATE BONDS (cost $27,841,723)				27,481,044

NON-CORPORATE FOREIGN AGENCIES — 5.0%
African Development Bank (Supranational Bank), Sr. Unsec’d. Notes	3.000%	05/27/14	700	707,700
Asian Development Bank (Supranational Bank), Sr. Unsec’d. Notes, MTN	1.750%	09/11/18	1,480	1,480,244
Bank Nederlandse Gemeenten (Netherlands), Sr. Unsec’d. Notes, RegS	1.500%	03/28/14	200	200,558
Bank of Nova Scotia (Canada), Covered Bonds, 144A	1.650%	10/29/15	1,715	1,748,614
Bank of Nova Scotia (Canada), Covered Bonds, 144A	2.150%	08/03/16(h)	2,540	2,615,979
European Bank for Reconstruction & Development (Supranational Bank), Sr. Unsec’d. Notes, MTN	5.000%	05/19/14	100	101,755
European Investment Bank (Supranational Bank), Sr. Unsec’d. Notes	1.500%	05/15/14	100	100,461

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

NON-CORPORATE FOREIGN AGENCIES (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

European Investment Bank (Supranational Bank), Sr. Unsec’d. Notes	3.000%	04/08/14	$200	$201,474
European Investment Bank (Supranational Bank), Sr. Unsec’d. Notes, MTN	4.625%	05/15/14	100	101,612
Export Development Canada (Canada), Sr. Unsec’d. Notes	1.500%	10/03/18	1,690	1,673,184
Inter-American Development Bank (Supranational Bank), Notes, MTN	0.500%	05/29/14	150	150,008
Inter-American Development Bank (Supranational Bank), Unsec’d. Notes	3.000%	04/22/14	100	100,836
Kommunalbanken AS (Norway), Sr. Unsec’d. Notes, 144A	1.125%	05/23/18	1,656	1,608,638
Royal Bank of Canada (Canada), Covered Bonds	2.000%	10/01/18	1,005	999,784
Societe de Financement de l’Economie Francaise (France), Gov’t. Liquid Gtd. Notes, 144A	3.375%	05/05/14	100	101,020

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $11,940,444)				11,891,867

SOVEREIGNS — 2.1%
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, 144A	0.500%	03/06/15	200	200,464
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, 144A	0.500%	03/21/16	600	598,452
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, MTN, RegS	2.750%	03/05/15	200	205,224
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, MTN, RegS	2.875%	09/15/14	200	203,360
Canada Government International Bond (Canada), Sr. Unsec’d. Notes	0.875%	02/14/17	800	800,014
Canada Government International Bond (Canada), Sr. Unsec’d. Notes	2.375%	09/10/14	500	507,410
Denmark Government International Bond (Denmark), Sr. Unsec’d. Notes, 144A	0.625%	05/22/15	100	100,265
Denmark Government International Bond (Denmark), Sr. Unsec’d. Notes, MTN, 144A	0.375%	04/25/16	200	198,820
Denmark Government International Bond (Denmark), Sr. Unsec’d. Notes, RegS	0.625%	05/22/15	100	100,363
Finland Government International Bond (Finland), Sr. Unsec’d. Notes, RegS	2.250%	03/17/16	700	724,500
Kingdom of Sweden (Sweden), Sr. Unsec’d. Notes, MTN, RegS	0.375%	05/18/15	850	850,449
Netherlands Government Bond (Netherlands), Sr. Unsec’d. Notes, 144A	0.250%	09/12/15	430	428,291
Sweden Government International Bond (Sweden), Sr. Unsec’d. Notes, RegS	1.000%	06/03/14	100	100,328

TOTAL SOVEREIGNS (cost $5,032,895)				5,017,940

U.S. GOVERNMENT AGENCY OBLIGATIONS — 12.0%
Federal Home Loan Banks	0.375%	08/28/15	510	510,315
Federal Home Loan Banks	1.000%	06/21/17(h)	3,000	2,990,643
Federal Home Loan Mortgage Corp.	1.375%	05/01/20	1,945	1,823,465
Federal Home Loan Mortgage Corp.	2.375%	01/13/22(h)	4,730	4,521,714
Federal National Mortgage Assoc	0.875%	05/21/18(h)	1,005	972,149
Federal National Mortgage Assoc	1.625%	11/27/18	3,805	3,773,259
Federal National Mortgage Assoc	5.375%	06/12/17	740	846,200

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Financing Corp., Strips Principal, Series 3-P, Debs	1.392%	(s)	11/30/17	$20	$18,718
Financing Corp., Strips Principal, Series 4-P, Debs	1.398%	(s)	10/06/17	1,640	1,545,216
Financing Corp., Strips Principal, Series D-P, Debs	1.514%	(s)	09/26/19	4,400	3,799,096
Government National Mortgage Assoc	3.500%		05/20/43	2,625	2,652,423
Israel Government AID Bond, Gov’t. Gtd. Notes	1.820%	(s)	09/15/20	3,130	2,592,995
Israel Government AID Bond, Gov’t. Gtd. Notes	5.500%		09/18/23	2,146	2,477,636
Israel Government AID Bond, Series 11-Z, Gov’t. Gtd. Notes	4.505%	(s)	05/15/19	90	79,722

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $29,430,930)					28,603,551

U.S. TREASURY OBLIGATIONS — 36.8%
U.S. Treasury Bonds	2.875%		05/15/43	795	644,323
U.S. Treasury Bonds	3.625%		08/15/43	2,650	2,502,594
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%		04/15/18	3,526	3,596,582
U.S. Treasury Inflation Indexed Bonds, TIPS	0.375%		07/15/23	818	788,890
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625%		02/15/43	213	164,038
U.S. Treasury Notes	0.125%		04/30/15	285	284,666
U.S. Treasury Notes	0.625%		04/30/18	1,375	1,326,016
U.S. Treasury Notes	0.875%		07/31/19	17,180	16,177,392
U.S. Treasury Notes	1.250%		11/30/18	30	29,358
U.S. Treasury Notes	1.500%		12/31/18	10	9,888
U.S. Treasury Notes	2.000%		11/30/20	7,460	7,261,847
U.S. Treasury Notes	2.375%		02/28/15	18,800	19,270,733
U.S. Treasury Notes	2.375%		12/31/20	19,870	19,792,388
U.S. Treasury Notes	4.250%		11/15/17(k)	2,630	2,928,342
U.S. Treasury Notes	4.500%		05/15/17	3,945	4,402,375
U.S. Treasury Strips Coupon	2.749%	(s)	02/15/25	35	23,936
U.S. Treasury Strips Coupon	2.750%	(s)	08/15/21	10,055	8,166,450
U.S. Treasury Strips Principal	7.123%	(s)	05/15/43	1,100	323,003

TOTAL U.S. TREASURY OBLIGATIONS (cost $88,544,081)					87,692,821

TOTAL LONG-TERM INVESTMENTS (cost $216,180,014)					213,648,035

				Shares
SHORT-TERM INVESTMENTS — 11.3%
AFFILIATED MONEY MARKET MUTUAL FUND — 11.3%
Prudential Investment Portfolios2 — Prudential Core Taxable Money Market Fund (cost $26,953,630)(w)(Note 4)				26,953,630	26,953,630

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

OPTIONS PURCHASED*	Counterparty	Notional Amount (000)#	Value (Note 2)

Call Options
Interest Rate Swap Options,
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 04/24/14	Barclays Capital Group	$6,690	$67
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 04/24/14	Citigroup Global Markets	8,205	83
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 04/24/14	Citigroup Global Markets	8,205	83

TOTAL OPTIONS PURCHASED (cost $24,460)			233

TOTAL SHORT-TERM INVESTMENTS (cost $26,978,090)			26,953,863

TOTAL INVESTMENTS — 100.9% (cost $243,158,104)			240,601,898
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (0.9)%			(2,125,799)

NET ASSETS — 100.0%			$238,476,099

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
AID	Agency for International Development
FHLMC	Federal Home Loan Mortgage Corporation
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
TIPS	Treasury Inflation Protected Securities
*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2013.
(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.
(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(s)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.
(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts open at December 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Long Positions:
39	90 Day Euro Dollar	Sep. 2016	$9,578,915	$9,549,638	$(29,277)
164	10 Year U.S. Treasury Notes	Mar. 2014	20,339,070	20,179,688	(159,382)

					(188,659)

Short Positions:
170	90 Day Euro Dollar	Mar. 2014	42,387,033	42,383,125	3,908
39	90 Day Euro Dollar	Sep. 2014	9,669,646	9,665,175	4,471
139	2YearU.S.Treasury Notes	Mar. 2014	30,605,775	30,553,938	51,837
44	5YearU.S.Treasury Notes	Mar. 2014	5,297,966	5,249,750	48,216
9	20 Year U.S. Treasury Bonds	Mar. 2014	1,160,667	1,154,812	5,855

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Futures contracts open at December 31, 2013 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Short Positions (continued)
43	30 Year U.S. Ultra Treasury Bonds	Mar. 2014	$5,976,097	$5,858,750	$117,347

					231,634

					$42,975

Interest rate swap agreements outstanding at December 31, 2013:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
$400	09/12/14	0.656%	3-month LIBOR(2)	$(1,790)	$—	$(1,790)	Barclays Capital Group
400	09/19/14	0.669%	3-month LIBOR(2)	(1,836)	—	(1,836)	JPMorgan Chase
1,200	02/21/15	0.690%	3-month LIBOR(1)	7,614	—	7,614	Citigroup Global Markets
335	03/22/16	0.535%	3-month LIBOR(2)	(384)	—	(384)	Citigroup Global Markets
370	08/22/16	1.168%	3-month LIBOR(2)	(5,874)	—	(5,874)	Morgan Stanley
530	08/26/16	1.299%	3-month LIBOR(1)	10,398	—	10,398	Morgan Stanley
595	08/31/16	0.934%	3-month LIBOR(1)	5,122	—	5,122	Credit Suisse First Boston Corp.
1,500	09/08/16	1.186%	3-month LIBOR(1)	23,609	—	23,609	Morgan Stanley
980	12/08/16	1.315%	3-month LIBOR(1)	14,262	—	14,262	Barclays Capital Group
300	01/24/17	1.176%	3-month LIBOR(2)	(3,927)	—	(3,927)	Bank of Nova Scotia
195	01/27/17	1.138%	3-month LIBOR(2)	(2,262)	—	(2,262)	Bank of Nova Scotia
180	02/13/17	1.128%	3-month LIBOR(2)	(1,843)	—	(1,843)	Bank of Nova Scotia
75	02/21/17	1.179%	3-month LIBOR(2)	(867)	—	(867)	JPMorgan Chase
120	07/05/17	0.938%	3-month LIBOR(2)	236	—	236	Bank of Nova Scotia
11,500	08/31/17	0.843%	3-month LIBOR(2)	114,984	—	114,984	Bank of America
1,110	08/31/17	0.751%	3-month LIBOR(2)	14,734	—	14,734	Bank of Nova Scotia
1,000	09/10/17	0.845%	3-month LIBOR(2)	10,418	—	10,418	Morgan Stanley
50	10/03/17	0.778%	3-month LIBOR(2)	771	—	771	Citigroup Global Markets
300	11/20/17	0.770%	3-month LIBOR(2)	5,802	—	5,802	Bank of Nova Scotia
90	11/21/17	0.770%	3-month LIBOR(1)	(1,744)	—	(1,744)	Bank of Nova Scotia
3,120	02/08/18	0.956%	3-month LIBOR(2)	44,106	—	44,106	Citigroup Global Markets
100	05/17/18	0.989%	3-month LIBOR(2)	2,162	—	2,162	Credit Suisse First Boston Corp.
1,556	06/10/18	1.205%	3-month LIBOR(2)	22,164	—	22,164	UBS AG
300	09/15/18	1.671%	3-month LIBOR(1)	1,531	—	1,531	Barclays Capital Group
2,050	01/17/19	1.620%	3-month LIBOR(1)	(6,499)	—	(6,499)	Citigroup Global Markets
60	05/14/19	1.538%	3-month LIBOR(1)	(1,140)	—	(1,140)	Bank of Nova Scotia
50	06/07/19	1.338%	3-month LIBOR(1)	(1,603)	—	(1,603)	Bank of Nova Scotia
50	08/01/19	1.229%	3-month LIBOR(2)	1,901	—	1,901	Bank of Nova Scotia
160	09/27/19	1.220%	3-month LIBOR(1)	(7,082)	—	(7,082)	Bank of Nova Scotia
100	10/30/19	1.311%	3-month LIBOR(2)	4,293	—	4,293	Barclays Capital Group
90	11/29/19	1.200%	3-month LIBOR(1)	(4,732)	—	(4,732)	Morgan Stanley
925	02/08/20	1.495%	3-month LIBOR(1)	(33,566)	—	(33,566)	Bank of Nova Scotia
1,800	02/28/20	1.403%	3-month LIBOR(1)	(79,255)	—	(79,255)	Barclays Capital Group
900	03/11/20	1.453%	3-month LIBOR(1)	(37,858)	—	(37,858)	Barclays Capital Group
1,300	03/15/20	1.544%	3-month LIBOR(1)	(52,768)	—	(52,768)	Citigroup Global Markets
900	03/18/20	1.560%	3-month LIBOR(1)	(32,462)	—	(32,462)	Barclays Capital Group
600	03/19/20	1.548%	3-month LIBOR(1)	(22,156)	—	(22,156)	Barclays Capital Group
3,500	03/20/20	1.471%	3-month LIBOR(1)	(146,461)	—	(146,461)	Barclays Capital Group
5,700	03/21/20	1.460%	3-month LIBOR(1)	(243,770)	—	(243,770)	Barclays Capital Group
2,600	03/28/20	1.493%	3-month LIBOR(1)	(107,759)	—	(107,759)	Barclays Capital Group
600	04/02/20	1.460%	3-month LIBOR(1)	(26,485)	—	(26,485)	Morgan Stanley
1,250	04/08/20	1.365%	3-month LIBOR(1)	(63,981)	—	(63,981)	Bank of Nova Scotia
4,700	04/11/20	1.370%	3-month LIBOR(1)	(241,339)	—	(241,339)	Barclays Capital Group
1,300	04/15/20	1.388%	3-month LIBOR(1)	(65,704)	—	(65,704)	Barclays Capital Group
3,255	04/17/20	1.330%	3-month LIBOR(1)	(176,726)	—	(176,726)	Bank of Nova Scotia
1,100	04/22/20	1.327%	3-month LIBOR(1)	(60,510)	—	(60,510)	Barclays Capital Group
3,700	04/25/20	1.322%	3-month LIBOR(1)	(206,397)	—	(206,397)	Bank of Nova Scotia

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest rate swap agreements outstanding at December 31, 2013 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$1,500	04/29/20	1.333%	3-month LIBOR(1)	$(83,060)	$—	$(83,060)	Barclays Capital Group
2,500	05/07/20	1.268%	3-month LIBOR(1)	(150,909)	—	(150,909)	Barclays Capital Group
4,100	05/09/20	1.398%	3-month LIBOR(1)	(215,774)	—	(215,774)	Bank of Nova Scotia
1,700	05/10/20	1.403%	3-month LIBOR(1)	(88,969)	—	(88,969)	Barclays Capital Group
1,500	05/13/20	1.381%	3-month LIBOR(1)	(80,913)	—	(80,913)	Morgan Stanley
1,100	05/20/20	1.457%	3-month LIBOR(1)	(54,953)	—	(54,953)	Morgan Stanley
4,300	05/23/20	1.521%	3-month LIBOR(1)	(199,574)	—	(199,574)	Bank of Nova Scotia
1,300	05/24/20	1.474%	3-month LIBOR(1)	(64,224)	—	(64,224)	Bank of Nova Scotia
3,600	06/06/20	1.760%	3-month LIBOR(1)	(118,895)	—	(118,895)	JPMorgan Chase
3,200	06/10/20	1.714%	3-month LIBOR(1)	(115,768)	—	(115,768)	Bank of Nova Scotia
2,800	09/15/20	1.582%	3-month LIBOR(2)	133,005	—	133,005	UBS AG
9,000	12/31/20	0.000%	3-month LIBOR(1)	(312,423)	—	(312,423)	Citigroup Global Markets
6,500	12/31/20	0.000%	3-month LIBOR(1)	(354,701)	—	(354,701)	Barclays Capital Group
5,900	12/31/20	2.744%	3-month LIBOR(1)	587,957	—	587,957	Bank of America
4,900	12/31/20	0.000%	3-month LIBOR(1)	(44,077)	—	(44,077)	Citigroup Global Markets
4,200	12/31/20	0.000%	3-month LIBOR(1)	(139,654)	—	(139,654)	Barclays Capital Group
2,850	12/31/20	0.000%	3-month LIBOR(1)	(101,503)	—	(101,503)	Barclays Capital Group
2,750	12/31/20	0.000%	3-month LIBOR(1)	(121,284)	—	(121,284)	Barclays Capital Group
2,640	12/31/20	2.037%	3-month LIBOR(1)	(3,438)	—	(3,438)	Citigroup Global Markets
2,400	12/31/20	0.000%	3-month LIBOR(1)	(100,537)	—	(100,537)	Citigroup Global Markets
2,400	12/31/20	0.000%	3-month LIBOR(1)	(101,076)	—	(101,076)	Barclays Capital Group
2,200	12/31/20	0.000%	3-month LIBOR(1)	(102,265)	—	(102,265)	Morgan Stanley
900	12/31/20	0.000%	3-month LIBOR(1)	(40,434)	—	(40,434)	Barclays Capital Group
900	12/31/20	0.000%	3-month LIBOR(1)	(42,147)	—	(42,147)	Barclays Capital Group
660	06/08/21	4.640%	3-month LIBOR(1)	30,247	—	30,247	Morgan Stanley
700	07/26/21	3.068%	3-month LIBOR(1)	30,907	—	30,907	Morgan Stanley
1,850	08/11/21	2.570%	3-month LIBOR(1)	8,785	—	8,785	Hong Kong & Shanghai Bank
3,050	08/12/21	2.323%	3-month LIBOR(1)	(42,855)	—	(42,855)	UBS AG
60	12/23/21	2.090%	3-month LIBOR(2)	2,796	—	2,796	Barclays Capital Group
115	12/28/21	2.118%	3-month LIBOR(2)	5,177	—	5,177	Barclays Capital Group
3,120	01/13/22	1.846%	3-month LIBOR(2)	182,599	—	182,599	Citigroup Global Markets
130	01/13/22	2.050%	3-month LIBOR(2)	5,496	—	5,496	Bank of Nova Scotia
110	01/20/22	1.998%	3-month LIBOR(2)	5,186	—	5,186	Bank of Nova Scotia
85	01/24/22	2.112%	3-month LIBOR(2)	3,273	—	3,273	Bank of Nova Scotia
65	01/24/22	2.118%	3-month LIBOR(2)	2,477	—	2,477	Bank of Nova Scotia
135	02/07/22	1.922%	3-month LIBOR(2)	7,459	—	7,459	Barclays Capital Group
80	02/17/22	2.018%	3-month LIBOR(2)	3,898	—	3,898	Bank of Nova Scotia
55	02/21/22	2.105%	3-month LIBOR(2)	2,322	—	2,322	JPMorgan Chase
40	02/21/22	2.100%	3-month LIBOR(2)	1,704	—	1,704	JPMorgan Chase
55	02/23/22	2.117%	3-month LIBOR(2)	2,280	—	2,280	JPMorgan Chase
160	05/15/22	1.988%	3-month LIBOR(2)	9,794	—	9,794	JPMorgan Chase
40	06/11/22	1.842%	3-month LIBOR(2)	3,025	—	3,025	Bank of Nova Scotia
80	06/20/22	1.716%	3-month LIBOR(2)	6,910	—	6,910	Bank of Nova Scotia
100	09/11/22	1.833%	3-month LIBOR(2)	7,762	—	7,762	Bank of Nova Scotia
50	09/25/22	1.785%	3-month LIBOR(1)	(4,162)	—	(4,162)	Barclays Capital Group
190	10/17/22	1.740%	3-month LIBOR(2)	17,073	—	17,073	Barclays Capital Group
300	01/31/23	2.020%	3-month LIBOR(1)	(20,557)	—	(20,557)	Barclays Capital Group
400	02/19/23	2.073%	3-month LIBOR(1)	(26,494)	—	(26,494)	Bank of Nova Scotia
400	03/08/23	2.020%	3-month LIBOR(1)	(28,985)	—	(28,985)	Barclays Capital Group
400	03/13/23	2.126%	3-month LIBOR(1)	(25,512)	—	(25,512)	Barclays Capital Group
1,100	03/14/23	2.120%	3-month LIBOR(1)	(70,831)	—	(70,831)	Barclays Capital Group
1,100	03/22/23	2.051%	3-month LIBOR(1)	(78,392)	—	(78,392)	Barclays Capital Group
700	03/25/23	2.051%	3-month LIBOR(1)	(50,289)	—	(50,289)	Barclays Capital Group
1,450	04/04/23	2.018%	3-month LIBOR(1)	(110,651)	—	(110,651)	Barclays Capital Group
540	04/05/23	1.971%	3-month LIBOR(1)	(43,431)	—	(43,431)	Barclays Capital Group
2,100	04/18/23	1.890%	3-month LIBOR(1)	(186,619)	—	(186,619)	JPMorgan Chase
800	05/08/23	1.815%	3-month LIBOR(2)	78,046	—	78,046	Barclays Capital Group
1,000	05/17/23	2.073%	3-month LIBOR(1)	(76,201)	—	(76,201)	Morgan Stanley

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest rate swap agreements outstanding at December 31, 2013 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$900	05/28/23	2.158%	3-month LIBOR(1)	$(63,100)	$—	$(63,100)	Bank of Nova Scotia
550	05/29/23	2.150%	3-month LIBOR(1)	(38,947)	—	(38,947)	Morgan Stanley
350	05/30/23	2.205%	3-month LIBOR(1)	(23,150)	—	(23,150)	Barclays Capital Group
130	03/30/27	2.674%	3-month LIBOR(2)	10,659	—	10,659	Bank of Nova Scotia
140	09/06/41	3.110%	3-month LIBOR(2)	19,002	—	19,002	UBS AG
70	09/06/41	3.028%	3-month LIBOR(2)	10,557	—	10,557	UBS AG
140	09/08/41	2.954%	3-month LIBOR(1)	(23,025)	—	(23,025)	Barclays Capital Group
140	09/09/41	3.019%	3-month LIBOR(1)	(21,351)	—	(21,351)	Barclays Capital Group
130	10/11/41	2.719%	3-month LIBOR(2)	27,398	—	27,398	JPMorgan Chase
110	10/17/41	2.905%	3-month LIBOR(1)	(19,514)	—	(19,514)	Barclays Capital Group
60	12/12/41	2.685%	3-month LIBOR(1)	(13,323)	—	(13,323)	Citigroup Global Markets
60	12/20/41	2.614%	3-month LIBOR(2)	14,135	—	14,135	Citigroup Global Markets
35	12/20/41	2.615%	3-month LIBOR(1)	(8,237)	—	(8,237)	Barclays Capital Group
35	01/10/42	2.718%	3-month LIBOR(1)	(7,197)	—	(7,197)	Barclays Capital Group
40	01/11/42	2.710%	3-month LIBOR(1)	(8,285)	—	(8,285)	Citigroup Global Markets
75	01/12/42	2.772%	3-month LIBOR(2)	14,668	—	14,668	Citigroup Global Markets
45	02/09/42	2.840%	3-month LIBOR(1)	(8,347)	—	(8,347)	Barclays Capital Group

				$(3,756,109)	$—	$(3,756,109)

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements:
$ 2,540	06/28/16	0.847%	3-month LIBOR(2)	$—	$(11,873)	$(11,873)
5,960	02/28/18	1.649%	3-month LIBOR(2)	177	(54,628)	(54,805)
8,450	07/02/18	1.564%	3-month LIBOR(2)	—	3,449	3,449
3,167	08/02/18	1.614%	3-month LIBOR(2)	—	(132)	(132)
200	08/16/18	1.641%	3-month LIBOR(2)	151	(110)	(261)
1,700	09/16/18	1.861%	3-month LIBOR(2)	158	(15,223)	(15,381)
2,100	09/18/18	1.724%	3-month LIBOR(2)	159	(5,382)	(5,541)
5,350	09/19/18	1.781%	3-month LIBOR(2)	174	(27,572)	(27,746)
9,150	09/23/18	1.612%	3-month LIBOR(2)	191	26,513	26,322
16,450	10/22/18	1.481%	3-month LIBOR(2)	224	175,874	175,650
8,850	10/25/18	1.434%	3-month LIBOR(2)	190	115,889	115,699
1,100	06/12/20	1.818%	3-month LIBOR(1)	—	(33,781)	(33,781)
6,400	06/13/20	1.922%	3-month LIBOR(1)	—	(156,296)	(156,296)
4,900	06/17/20	1.836%	3-month LIBOR(1)	—	(146,382)	(146,382)
2,500	06/20/20	1.818%	3-month LIBOR(1)	—	(78,261)	(78,261)
32,500	06/27/20	2.200%	3-month LIBOR(1)	—	(261,276)	(261,276)
4,850	07/10/20	2.401%	3-month LIBOR(1)	—	18,734	18,734
2,400	07/29/20	2.205%	3-month LIBOR(1)	—	(22,573)	(22,573)
8,150	08/06/20	2.341%	3-month LIBOR(1)	—	(11,085)	(11,085)
4,150	08/20/20	2.368%	3-month LIBOR(1)	175	(1,511)	(1,686)
7,550	08/21/20	2.440%	3-month LIBOR(1)	163	31,282	31,119
10,300	08/22/20	2.410%	3-month LIBOR(1)	212	21,613	21,401
4,750	08/31/20	2.219%	3-month LIBOR(2)	178	47,366	47,188
3,815	08/31/20	2.085%	3-month LIBOR(2)	173	70,539	70,366
3,675	08/31/20	2.220%	3-month LIBOR(2)	172	36,420	36,248
950	08/31/20	2.490%	3-month LIBOR(2)	156	(6,927)	(7,083)
2,250	12/10/20	2.275%	3-month LIBOR(1)	164	(27,700)	(27,864)
945	01/13/22	2.457%	3-month LIBOR(2)	155	19,547	19,392
470	01/22/22	2.785%	3-month LIBOR(2)	153	(1,592)	(1,745)
245	01/31/22	2.505%	3-month LIBOR(2)	151	4,384	4,233
3,455	08/05/23	4.210%	3-month LIBOR(1)	—	(48,013)	(48,013)
1,380	08/06/23	4.220%	3-month LIBOR(1)	—	(18,610)	(18,610)

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest rate swap agreements outstanding at December 31, 2013 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements (continued):
$1,845	10/28/23	4.029%	3monthLIBOR(1)	$158	$(43,362)	$(43,520)

				$3,434	$(400,679)	$(404,113)

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.

Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	$—	$18,645,667	$—
Commercial Mortgage-Backed Securities	—	34,315,145	—
Corporate Bonds	—	27,481,044	—
Non-Corporate Foreign Agencies	—	11,891,867	—
Sovereigns	—	5,017,940	—
U.S. Government Agency Obligations	—	28,603,551	—
U.S. Treasury Obligations	—	87,692,821	—
Options Purchased	—	233	—
Affiliated Money Market Mutual Fund	26,953,630	—	—
Other Financial Instruments*
Futures Contracts	42,975	—	—
Interest Rate Swaps	(404,113)	(3,756,109)	—

Total	$26,592,492	$209,892,159	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

U.S. Treasury Obligations	36.8%
Commercial Mortgage-Backed Securities	14.4
U.S. Government Agency Obligations	12.0
Affiliated Money Market Mutual Fund	11.3
Non-Residential Mortgage-Backed Securities	7.8
Non-Corporate Foreign Agencies	5.0
Banking	4.3
Sovereigns	2.1
Insurance	0.9
Technology	0.9
Healthcare Insurance	0.9
Chemicals	0.8
Healthcare & Pharmaceutical	0.7

Energy - Integrated	0.7%
Railroads	0.5
Energy - Other	0.5
Telecommunications	0.3
Capital Goods	0.3
Pipelines & Other	0.2
Foods	0.1
Automotive	0.1
Electric	0.1
Non-Captive Finance	0.1
Tobacco	0.1

100.9
Liabilities in excess of other assets	(0.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging nstruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value

Interest rate contracts	Due to broker-variation margin	$801,435	*	Due to broker-variation margin	$1,162,573	*
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	1,518,704		Unrealized depreciation on over-the-counter swap agreements	5,274,813
Interest rate contracts	Unaffiliated investments	233		—	—

Total		$2,320,372			$6,437,386

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$(61,668)	$9,341	$91,173	$(1,238,326)	$(1,199,480)

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Futures	Swaps	Total
Interest rate contracts	$(24,227)	$42,706	$(4,085,466)	$(4,066,987)

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2013, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts - Long Positions(3)	Futures Contracts - Short Positions(3)	Interest Rate Swap Agreements(4)
$12,092	$689	$13,356,014	$35,502,776	$227,575,400

(1)	Cost.

(2)	Premium Received.

(3)	Value at Trade Date.

(4)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Exchange-traded and cleared derivatives	$—	$—	$—	$—
Over-the-counter derivatives*	1,518,937	(233)	—	1,518,704

				1,518,704

Liabilities:
Exchange-traded and cleared derivatives	(132,790)	—	—	(132,790)
Over-the-counter derivatives*	(5,274,813)	—	—	(5,274,813)

				(5,407,603)

Collateral Amount Pledged/(Received):
Exchange-traded and cleared derivatives				132,790
Over-the-counter derivatives				3,372,043

Net Amount				$(384,066)

*	Over-the-counter derivatives may consist of forward foreign currency exchange contracts, options contracts and swap agreements. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation) by counterparty, see the Schedule of Investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value:
Unaffiliated investments (cost $216,204,474)	$213,648,268
Affiliated investments (cost $26,953,630)	26,953,630
Unrealized appreciation on over-the-counter swap agreements	1,518,704
Receivable for fund share sold	1,015,658
Dividends and interest receivable	935,722
Prepaid expenses	2,036

Total Assets	244,074,018

LIABILITIES:
Unrealized depreciation on over-the-counter swap agreements	5,274,813
Due to broker-variation margin	132,790
Advisory fees payable	123,964
Accrued expenses and other liabilities	62,690
Distribution fee payable	3,245
Affiliated transfer agent fee payable	417

Total Liabilities	5,597,919

NET ASSETS	$238,476,099

Net assets were comprised of:
Paid-in capital	$236,549,566
Retained earnings	1,926,533

Net assets, December 31, 2013	$238,476,099

Net asset value and redemption price per share, $238,476,099 / 38,623,876 outstanding shares of beneficial interest	$6.17

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Interest income	$2,542,236
Affiliated dividend income	55,477

2,597,713

EXPENSES
Advisory fees	917,709
Distribution fee (Note 4)	142,002
Shareholder servicing fees and expenses (Note 4)	3,044
Custodian and accounting fees	74,000
Audit fee	41,000
Trustees’ fees	12,000
Legal fees and expenses	10,000
Shareholders’ reports	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Commitment fee on syndicated credit agreement	3,000
Insurance expenses	2,000
Miscellaneous	6,513

Total expenses	1,229,268

NET INVESTMENT INCOME	1,368,445

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	(1,232,358)
Futures transactions	91,173
Swap agreement transactions	(1,238,326)
Options written transactions	9,341

(2,370,170)

Net change in unrealized appreciation (depreciation) on:
Investments	(2,614,858)
Futures	42,706
Swap agreements	(4,085,466)

(6,657,618)

NET LOSS ON INVESTMENTS	(9,027,788)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,659,343)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$1,368,445	$106,755
Net realized gain (loss) on investment transactions	(2,370,170)	1,346,609
Net change in unrealized appreciation (depreciation) on investments	(6,657,618)	(869,572)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(7,659,343)	583,792

DISTRIBUTIONS	—	(2,043,089)

FUND SHARE TRANSACTIONS:
Fund share sold [60,329,875 and 179,589 shares, respectively]	380,909,902	1,432,824
Fund share issued in reinvestment of distributions [0 and 317,250 shares, respectively]	—	2,043,089
Fund share repurchased [22,260,085 and 2,363,457 shares, respectively]	(138,429,547)	(23,201,113)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	242,480,355	(19,725,200)

TOTAL INCREASE (DECREASE) IN NET ASSETS	234,821,012	(21,184,497)
NET ASSETS:
Beginning of year	3,655,087	24,839,584

End of year	$238,476,099	$3,655,087

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST BOND PORTFOLIO 2021

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 88.4% ASSET-BACKED SECURITIES — 13.0%	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Non-Residential Mortgage-Backed Securities
Ally Auto Receivables Trust, Series 2012-2, Class A3	0.740%		04/15/16	$	992	$993,715
Ally Auto Receivables Trust, Series 2012-SN1, Class A2	0.510%		12/20/14		347	347,490
AmeriCredit Automobile Receivables Trust, Series 2012-1, Class A2	0.910%		10/08/15		13	13,399
BA Credit Card Trust, Series 2006-A7, Class A7	0.207%	(c)	12/15/16		1,790	1,784,605
Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8	5.650%		09/20/19		1,540	1,763,831
Discover Card Execution Note Trust, Series 2012-A5, Class A5	0.367%	(c)	01/16/18		1,500	1,500,093
Ford Credit Auto Owner Trust, Series 2011-B, Class B	2.270%		01/15/17		910	934,921
Ford Credit Floorplan Master Owner Trust, Series 2013-1, Class A2	0.547%	(c)	01/15/18		1,200	1,201,482
GE Dealer Floorplan Master Note Trust, Series 2012-4, Class A	0.607%	(c)	10/20/17		1,600	1,601,309
GE Dealer Floorplan Master Note Trust, Series 2013-1, Class A	0.567%	(c)	04/20/18		1,600	1,601,114
GE Equipment Midticket LLC, Series 2012-1, Class A2	0.470%		01/22/15		542	542,312
GE Equipment Small Ticket LLC, Series 2012-1A, Class A2, 144A	0.850%		11/21/14		381	380,963
Nissan Master Owner Trust Receivables, Series 2013-A, Class A	0.467%	(c)	02/15/18		1,825	1,824,608
Santander Drive Auto Receivables Trust, Series 2012-2, Class A2	0.910%		05/15/15		1	1,395

TOTAL ASSET-BACKED SECURITIES (cost $14,465,094)						14,491,237

COMMERCIAL MORTGAGE-BACKED SECURITIES — 17.1%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class A4	4.668%		07/10/43		1,200	1,255,349
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class AAB	5.703%		06/11/50		669	690,780
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class A2	3.061%		12/15/47		1,330	1,376,175
Commercial Mortgage Trust, Series 2007-GG9, Class A2	5.381%		03/10/39		1,635	1,671,954
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C2, Class A4	4.832%		04/15/37		500	518,796
FHLMC Multifamily Structured Pass-Through Certificates, Series KSMC, Class A2	2.615%		01/25/23		1,200	1,118,783
GE Capital Commercial Mortgage Corp. Trust, Series 2007-C1, Class A2	5.417%		12/10/49		325	325,048
GS Mortgage Securities Trust, Series 2006-GG6, Class A4	5.553%	(c)	04/10/38		1,700	1,830,568
GS Mortgage Securities Trust, Series 2006-GG8, Class A4	5.560%		11/10/39		1,170	1,282,884
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Class A3	2.475%		12/15/47		1,700	1,652,238
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDP11, Class A2	5.791%	(c)	06/15/49		281	283,175
LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A4	5.661%	(c)	03/15/39		481	517,457

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A2	5.300%		11/15/38	$	235	$243,272
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4	5.676%	(c)	05/12/39		323	350,837
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4	5.468%	(c)	02/12/39		497	532,666
Morgan Stanley Capital I Trust, Series 2006-T21, Class A4	5.162%	(c)	10/12/52		150	159,922
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class A2	2.804%		01/10/45		2,000	2,079,930
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A4	5.289%	(c)	12/15/44		2,100	2,235,452
WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class A2	1.765%		12/15/45		1,000	990,136

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $19,416,864)						19,115,422

CORPORATE BONDS — 19.8%
Banking — 5.3%
Bank of America Corp., Sr. Unsec’d. Notes	5.875%		01/05/21		715	821,811
Capital One Financial Corp., Sr. Unsec’d. Notes	4.750%		07/15/21(a)		400	425,340
Citigroup, Inc., Sr. Unsec’d. Notes	8.500%		05/22/19		815	1,044,495
Discover Bank, Sr. Unsec’d. Notes	2.000%		02/21/18(a)		1,000	982,164
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.250%		07/27/21(a)		400	437,937
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	5.375%		03/15/20		340	378,124
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.350%		08/15/21		400	421,568
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.400%		07/22/20		330	354,736
Morgan Stanley, Series G, Sr. Unsec’d. Notes, MTN	5.500%		01/26/20		825	926,122
Wells Fargo & Co, Sub. Notes, MTN	3.450%		02/13/23(a)		150	141,815

						5,934,112

Capital Goods — 1.8%
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $308,080; purchased 12/17/10)	6.375%		10/15/17(f)(g)		275	318,225
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	3.150%		10/15/21		195	192,265
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	3.900%		07/12/21(h)		400	414,368
United Technologies Corp., Sr. Unsec’d. Notes	3.100%		06/01/22(h)		555	542,669
Xylem, Inc., Sr. Unsec’d. Notes	4.875%		10/01/21		570	594,190

						2,061,717

Electric — 0.4%
NextEra Energy Capital Holdings, Inc., Gtd. Notes	4.500%		06/01/21(a)		400	412,556

Energy - Integrated — 0.7%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	1.846%		05/05/17(a)		190	191,908
BP Capital Markets PLC (United Kingdom), Gtd. Notes	3.125%		10/01/15		140	146,265

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

Energy - Integrated (continued)
BP Capital Markets PLC (United Kingdom), Gtd. Notes	4.500%	10/01/20	$	425	$459,176

					797,349

Energy - Other — 0.4%
Occidental Petroleum Corp., Series 1, Sr. Unsec’d. Notes	4.100%	02/01/21		170	178,455
Weatherford International Ltd., Gtd. Notes	5.125%	09/15/20		315	338,391

					516,846

Foods — 1.2%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	5.000%	04/15/20(h)		650	735,612
Dr. Pepper Snapple Group, Inc., Gtd. Notes	2.900%	01/15/16		170	176,434
Kraft Foods Group, Inc., Sr. Unsec’d. Notes	5.375%	02/10/20		379	427,589

					1,339,635

Healthcare & Pharmaceutical — 0.7%
Actavis, Inc., Sr. Unsec’d. Notes	3.250%	10/01/22(a)		190	177,217
Amgen, Inc., Sr. Unsec’d. Notes	4.100%	06/15/21		600	625,242

					802,459

Healthcare Insurance — 0.8%
Aetna, Inc., Sr. Unsec’d. Notes	4.125%	06/01/21		400	419,764
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.700%	02/15/21		400	436,421

					856,185

Insurance — 1.7%
American International Group, Inc., Sr. Unsec’d. Notes, MTN	5.850%	01/16/18		615	705,436
Lincoln National Corp., Sr. Unsec’d. Notes	4.200%	03/15/22		375	382,132
MetLife, Inc., Sr. Unsec’d. Notes	4.750%	02/08/21		750	810,608

					1,898,176

Media & Entertainment — 1.0%
Discovery Communications LLC, Gtd. Notes	4.375%	06/15/21		400	413,331
Time Warner, Inc., Gtd. Notes	4.750%	03/29/21		300	319,912
Time Warner, Inc., Gtd. Notes	4.875%	03/15/20(a)		350	383,629

					1,116,872

Metals — 0.6%
Rio Tinto Finance USA Ltd. (United Kingdom), Gtd. Notes	3.750%	09/20/21		240	242,303
Teck Resources Ltd. (Canada), Gtd. Notes	3.850%	08/15/17		380	401,865

					644,168

Non-Captive Finance — 0.7%
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	3.100%	01/09/23		90	85,388
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	4.625%	01/07/21		90	98,140
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	4.650%	10/17/21		35	38,131
General Electric Capital Corp., Series G, Sr. Unsec’d. Notes, MTN	6.000%	08/07/19(a)(h)		330	387,193

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

Non-Captive Finance (continued)
General Electric Capital Corp., Sub. Notes	5.300%	02/11/21(a)	$	215	$240,503

					849,355

Pipelines & Other — 1.7%
Enterprise Products Operating LLC, Gtd. Notes	5.200%	09/01/20(a)		285	317,027
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	3.950%	09/01/22		575	560,314
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.250%	02/01/21		475	491,851
Williams Partners LP, Sr. Unsec’d. Notes	4.125%	11/15/20		475	486,959

					1,856,151

Railroads — 0.5%
Norfolk Southern Corp., Sr. Unsec’d. Notes	5.900%	06/15/19		475	549,302

Retailers — 0.6%
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	4.250%	04/15/21(h)		585	629,891

Telecommunications — 1.1%
AT&T, Inc., Sr. Unsec’d. Notes	3.875%	08/15/21(h)		585	592,664
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.600%	04/01/21(a)		600	633,785

					1,226,449

Tobacco — 0.6%
Altria Group, Inc., Gtd. Notes	9.700%	11/10/18		481	632,223

TOTAL CORPORATE BONDS (cost $21,449,327)					22,123,446

NON-CORPORATE FOREIGN AGENCIES — 3.3%
Asian Development Bank (Supranational Bank), Sr. Unsec’d. Notes, MTN	1.750%	09/11/18		880	880,145
Export Development Canada (Canada), Sr. Unsec’d. Notes	1.500%	10/03/18		1,030	1,019,752
Hashemite Kingdom of Jordan Government AID Bond (Jordan), Gtd. Notes	2.503%	10/30/20		280	274,244
Kommunalbanken AS (Norway), Sr. Unsec’d. Notes, 144A	1.125%	05/23/18		892	866,489
Royal Bank of Canada (Canada), Covered Bonds	2.000%	10/01/18		620	616,782

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $3,688,973)					3,657,412

SOVEREIGNS — 7.5%
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, 144A	0.500%	03/21/16		700	698,194
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, MTN, RegS	2.875%	09/15/14		900	915,118
Canada Government International Bond (Canada), Sr. Unsec’d. Notes	0.875%	02/14/17		1,900	1,900,032
Denmark Government International Bond (Denmark), Sr. Unsec’d. Notes, 144A	0.625%	05/22/15(a)		610	611,616
Denmark Government International Bond (Denmark), Sr. Unsec’d. Notes, MTN, 144A	0.375%	04/25/16		200	198,819
Denmark Government International Bond (Denmark), Sr. Unsec’d. Notes, RegS	0.625%	05/22/15		600	602,176

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

SOVEREIGNS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Finland Government International Bond (Finland), Sr. Unsec’d. Notes, RegS	1.125%		05/02/17	$	500	$501,550
Finland Government International Bond (Finland), Sr. Unsec’d. Notes, RegS	2.250%		03/17/16		610	631,350
Kingdom of Sweden (Sweden), Sr. Unsec’d. Notes, MTN, RegS	0.375%		05/18/15		1,200	1,200,634
Netherlands Government Bond (Netherlands), Sr. Unsec’d. Notes, 144A	0.250%		09/12/15		610	607,575
Spain Government International Bond (Spain), Sr. Unsec’d. Notes, MTN, 144A	4.000%		03/06/18		500	508,250

TOTAL SOVEREIGNS (cost $8,429,217)						8,375,314

U.S. GOVERNMENT AGENCY OBLIGATIONS — 9.1%
Federal Home Loan Mortgage Corp.	1.375%		05/01/20(a)		1,875	1,757,839
Federal Home Loan Mortgage Corp.	2.375%		01/13/22(a)		5,620	5,372,523
Federal Home Loan Mortgage Corp.	4.875%		06/13/18		475	539,744
Federal National Mortgage Assoc	0.875%		05/21/18(k)		530	512,675
Federal National Mortgage Assoc	1.625%		11/27/18(h)		780	773,493
Financing Corp., Strips Principal, Series D-P, Debs	2.224%		09/26/19		660	569,864
Israel Government AID Bond, Gov’t. Gtd. Notes	2.430	%(s)	03/15/22		765	582,646

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $10,624,190)						10,108,784

U.S. TREASURY OBLIGATIONS — 18.6%
U.S. Treasury Bonds	2.875%		05/15/43		795	644,323
U.S. Treasury Bonds	3.625%		08/15/43(a)(h)		1,370	1,293,794
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%		04/15/18(h)		1,869	1,906,498
U.S. Treasury Inflation Indexed Bonds, TIPS	0.375%		07/15/23		452	435,584
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625%		02/15/43		122	93,736
U.S. Treasury Notes	0.625%		04/30/18		725	699,172
U.S. Treasury Notes	0.875%		07/31/19(h)		2,235	2,104,568
U.S. Treasury Notes	1.250%		11/30/18(a)		140	137,003
U.S. Treasury Notes	1.375%		06/30/18(h)		1,545	1,533,292
U.S. Treasury Notes	1.500%		12/31/18		1,770	1,750,088
U.S. Treasury Notes	2.375%		12/31/20		2,020	2,012,110
U.S. Treasury Notes	2.750%		11/15/23(a)		485	474,466
U.S. Treasury Notes	3.750%		11/15/43		180	173,981
U.S. Treasury Strips Coupon	2.171	%(s)	02/15/22		750	595,177
U.S. Treasury Strips Coupon	5.528	%(s)	05/15/25(h)		7,800	5,265,702
U.S. Treasury Strips Coupon	8.928	%(s)	08/15/33(a)		3,230	1,468,287
U.S. Treasury Strips Principal	7.123	%(s)	05/15/43(a)		660	193,802

TOTAL U.S. TREASURY OBLIGATIONS (cost $19,660,245)						20,781,583

TOTAL LONG-TERM INVESTMENTS (cost $97,733,910)						98,653,198

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

SHORT-TERM INVESTMENTS — 27.7%		Shares	Value (Note 2)

AFFILIATED MONEY MARKET MUTUAL FUND — 27.7%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $30,906,656; includes $12,362,328 of cash collateral received for securities on loan)(b)(w)(Note 4)		30,906,656	$ 30,906,656

	Counterparty	Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
Interest Rate Swap Options,
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 04/24/14	Barclays Capital Group	$ 3,910	39
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 04/24/14	Citigroup Global Markets	4,785	48
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 04/24/14	Citigroup Global Markets	4,785	48

TOTAL OPTIONS PURCHASED (cost $14,274)			135

TOTAL SHORT-TERM INVESTMENTS (cost $30,920,930)			30,906,791

TOTAL INVESTMENTS — 116.1% (cost $128,654,840)			129,559,989
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (16.1)%			(17,974,598)

NET ASSETS — 100.0%			$111,585,391

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
AID	Agency for International Development
CDX	Credit Derivative Index
FHLMC	Federal Home Loan Mortgage Corporation
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
TIPS	Treasury Inflation-Protected Securities

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $11,953,074; cash collateral of $12,362,328 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2013.

(f)	Indicates a restricted security; the aggregate cost of such securities is $308,080. The aggregate value of $318,225 is approximately 0.3% of net assets.

(g)	Indicates a security that has been deemed illiquid.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(s)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts open at December 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Long Position:
22	90 Day Euro Dollar	Sep. 2016	$5,403,419	$5,386,975	$(16,444)

Short Positions:
22	90 Day Euro Dollar	Sep. 2015	5,454,593	5,452,150	2,443
5	2 Year U.S. Treasury Notes	Mar. 2014	1,101,086	1,099,062	2,024
68	10 Year U.S. Treasury Notes	Mar. 2014	8,503,656	8,367,188	136,468
2	20 Year U.S. Treasury Bonds	Mar. 2014	257,560	256,625	935
21	30 Year U.S. Ultra Treasury Bonds	Mar. 2014	2,918,971	2,861,250	57,721

					199,591

					$183,147

Interest rate swap agreements outstanding at December 31, 2013:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
5,000	09/12/14	0.656%	3-month LIBOR(2)	$(22,370)	$—	$(22,370)	Barclays Capital Group
5,800	09/19/14	0.669%	3-month LIBOR(2)	(26,623)	—	(26,623)	JPMorgan Chase
16,470	10/28/14	0.809%	3-month LIBOR(2)	(86,580)	—	(86,580)	Barclays Capital Group
6,240	10/28/14	0.816%	3-month LIBOR(2)	(33,151)	—	(33,151)	Barclays Capital Group
390	12/04/14	0.371%	3-month LIBOR(2)	(285)	—	(285)	Morgan Stanley
2,820	09/28/15	0.918%	3-month LIBOR(2)	(31,376)	—	(31,376)	Barclays Capital Group
5,710	10/04/15	0.445%	3-month LIBOR(2)	(5,171)	—	(5,171)	Bank of Nova Scotia
10,090	12/04/15	0.444%	3-month LIBOR(2)	1,702	—	1,702	Morgan Stanley
4,000	08/22/16	1.167%	3-month LIBOR(2)	(63,504)	—	(63,504)	Morgan Stanley
5,685	08/31/16	0.934%	3-month LIBOR(1)	48,943	—	48,943	Credit Suisse First Boston Corp.
32,400	09/12/16	1.154%	3-month LIBOR(2)	(472,676)	—	(472,676)	Barclays Capital Group
7,910	09/28/16	1.238%	3-month LIBOR(2)	(130,018)	—	(130,018)	Barclays Capital Group
9,100	01/27/17	1.137%	3-month LIBOR(2)	(105,559)	—	(105,559)	Bank of Nova Scotia
5,915	02/13/17	1.128%	3-month LIBOR(2)	(60,562)	—	(60,562)	Bank of Nova Scotia
2,440	02/28/17	0.680%	3-month LIBOR(1)	(15,111)	—	(15,111)	Citigroup Global Markets
3,720	03/06/17	1.123%	3-month LIBOR(2)	(33,084)	—	(33,084)	Barclays Capital Group
5,000	05/25/17	1.090%	3-month LIBOR(1)	10,230	—	10,230	Bank of Nova Scotia
5,000	08/17/17	0.978%	3-month LIBOR(1)	(16,971)	—	(16,971)	Bank of Nova Scotia
12,000	08/20/17	1.010%	3-month LIBOR(1)	(29,042)	—	(29,042)	Bank of Nova Scotia
3,100	08/28/17	0.873%	3-month LIBOR(1)	(25,941)	—	(25,941)	Bank of Nova Scotia
4,495	08/31/17	0.751%	3-month LIBOR(2)	59,668	—	59,668	Bank of Nova Scotia
16,900	09/10/17	0.845%	3-month LIBOR(2)	176,094	—	176,094	Morgan Stanley
9,100	09/25/17	0.820%	3-month LIBOR(2)	113,956	—	113,956	Bank of Nova Scotia
75,000	09/27/17	0.803%	3-month LIBOR(1)	(996,878)	—	(996,878)	Citigroup Global Markets
8,095	10/15/17	0.790%	3-month LIBOR(1)	(128,010)	—	(128,010)	Morgan Stanley
4,000	10/22/17	0.882%	3-month LIBOR(2)	50,694	—	50,694	Bank of Nova Scotia
4,400	10/26/17	0.861%	3-month LIBOR(1)	(60,529)	—	(60,529)	Credit Suisse First Boston Corp.
7,000	11/15/17	0.762%	3-month LIBOR(2)	134,705	—	134,705	Morgan Stanley
11,900	12/05/17	0.758%	3-month LIBOR(1)	(249,399)	—	(249,399)	Morgan Stanley
2,580	12/05/17	0.758%	3-month LIBOR(1)	(54,073)	—	(54,073)	Morgan Stanley
6,290	05/15/18	2.318%	3-month LIBOR(1)	235,089	—	235,089	JPMorgan Chase
892	05/17/18	0.989%	3-month LIBOR(2)	19,283	—	19,283	Credit Suisse First Boston Corp.
24,300	06/03/18	1.187%	3-month LIBOR(1)	(351,287)	—	(351,287)	Barclays Capital Group
9,750	07/27/18	2.464%	3-month LIBOR(2)	(475,362)	—	(475,362)	Bank of America
3,270	07/27/18	2.473%	3-month LIBOR(2)	(160,834)	—	(160,834)	Bank of America
12,600	08/18/18	1.783%	3-month LIBOR(2)	(164,687)	—	(164,687)	Citigroup Global Markets
9,600	09/06/18	1.704%	3-month LIBOR(2)	(73,211)	—	(73,211)	UBS AG
2,500	10/11/18	1.770%	3-month LIBOR(1)	17,335	—	17,335	JPMorgan Chase
12,840	11/08/18	1.738%	3-month LIBOR(2)	(33,690)	—	(33,690)	Citigroup Global Markets

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest rate swap agreements outstanding at December 31, 2013 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$4,140	01/04/19	1.663%	3-month LIBOR(2)	$(4,865)	$—	$(4,865)	Barclays Capital Group
5,300	03/02/19	1.542%	3-month LIBOR(2)	57,843	—	57,843	Barclays Capital Group
2,640	03/13/19	1.616%	3-month LIBOR(2)	20,877	—	20,877	Barclays Capital Group
3,400	07/31/19	1.176%	3-month LIBOR(2)	139,046	—	139,046	Bank of Nova Scotia
3,800	08/01/19	1.229%	3-month LIBOR(2)	144,432	—	144,432	Bank of Nova Scotia
10,850	08/06/19	1.211%	3-month LIBOR(2)	429,278	—	429,278	Bank of Nova Scotia
4,750	08/08/19	1.271%	3-month LIBOR(2)	172,083	—	172,083	Credit Suisse First Boston Corp.
9,850	10/02/19	1.188%	3-month LIBOR(2)	465,729	—	465,729	Bank of Nova Scotia
700	10/02/19	1.291%	3-month LIBOR(1)	(28,890)	—	(28,890)	Barclays Capital Group
4,400	10/11/19	1.220%	3-month LIBOR(2)	203,809	—	203,809	Bank of Nova Scotia
4,800	10/19/19	1.264%	3-month LIBOR(2)	214,864	—	214,864	Barclays Capital Group
2,600	10/29/19	1.376%	3-month LIBOR(2)	101,661	—	101,661	Barclays Capital Group
9,100	10/30/19	1.311%	3-month LIBOR(2)	390,644	—	390,644	Barclays Capital Group
1,800	11/28/19	1.208%	3-month LIBOR(2)	93,738	—	93,738	Barclays Capital Group
1,000	12/03/19	1.179%	3-month LIBOR(2)	54,197	—	54,197	Bank of Nova Scotia
5,600	12/11/19	1.135%	3-month LIBOR(2)	322,279	—	322,279	Barclays Capital Group
3,500	12/12/19	1.153%	3-month LIBOR(2)	198,223	—	198,223	Bank of Nova Scotia
3,200	02/15/20	1.546%	3-month LIBOR(2)	108,111	—	108,111	Barclays Capital Group
5,200	03/06/20	1.381%	3-month LIBOR(2)	239,331	—	239,331	Barclays Capital Group
2,000	03/22/20	1.483%	3-month LIBOR(2)	82,751	—	82,751	Barclays Capital Group
5,600	03/27/20	1.512%	3-month LIBOR(2)	224,091	—	224,091	Barclays Capital Group
2,300	04/16/20	1.359%	3-month LIBOR(2)	120,512	—	120,512	JPMorgan Chase
855	10/01/20	2.523%	3-month LIBOR(2)	(11,354)	—	(11,354)	UBS AG
88,555	08/09/21	2.579%	3-month LIBOR(1)	496,753	—	496,753	Morgan Stanley
10,650	08/17/21	2.435%	3-month LIBOR(2)	64,783	—	64,783	Morgan Stanley
40,300	08/18/21	2.355%	3-month LIBOR(1)	(492,384)	—	(492,384)	Citigroup Global Markets
13,900	08/24/21	2.253%	3-month LIBOR(1)	(286,280)	—	(286,280)	Bank of America
10,850	08/25/21	2.283%	3-month LIBOR(1)	(200,505)	—	(200,505)	Morgan Stanley
555	09/06/21	2.223%	3-month LIBOR(1)	(13,417)	—	(13,417)	UBS AG
2,100	09/13/21	2.171%	3-month LIBOR(2)	60,462	—	60,462	Bank of America
28,785	09/27/21	1.932%	3-month LIBOR(1)	(1,389,757)	—	(1,389,757)	Citigroup Global Markets
8,805	10/06/21	1.965%	3-month LIBOR(1)	(417,511)	—	(417,511)	JPMorgan Chase
12,000	10/13/21	2.340%	3-month LIBOR(1)	(240,648)	—	(240,648)	UBS AG
4,120	10/14/21	2.405%	3-month LIBOR(1)	(63,087)	—	(63,087)	UBS AG
7,875	11/29/21	2.129%	3-month LIBOR(1)	(323,730)	—	(323,730)	JPMorgan Chase
2,045	11/30/21	2.229%	3-month LIBOR(1)	(68,943)	—	(68,943)	JPMorgan Chase
22,850	12/31/21	4.001%	3-month LIBOR(2)	(5,116,400)	—	(5,116,400)	Morgan Stanley
950	12/31/21	2.865%	3-month LIBOR(1)	88,935	—	88,935	Bank of America
11,000	05/23/22	1.862%	3-month LIBOR(2)	790,624	—	790,624	Morgan Stanley
3,300	10/25/22	1.801%	3-month LIBOR(1)	(282,332)	—	(282,332)	Credit Suisse First Boston Corp.
10,200	11/15/22	1.639%	3-month LIBOR(2)	1,032,858	—	1,032,858	Barclays Capital Group
700	02/19/23	2.073%	3-month LIBOR(1)	(46,364)	—	(46,364)	Bank of Nova Scotia
50,345	06/05/23	2.303%	3-month LIBOR(1)	(2,936,040)	—	(2,936,040)	Citigroup Global Markets
44,300	06/05/23	2.343%	3-month LIBOR(2)	2,430,443	—	2,430,443	Barclays Capital Group
1,920	10/03/26	2.570%	3-month LIBOR(1)	(167,980)	—	(167,980)	Barclays Capital Group
705	10/05/26	2.410%	3-month LIBOR(1)	(74,342)	—	(74,342)	Barclays Capital Group
670	10/06/26	2.312%	3-month LIBOR(1)	(78,037)	—	(78,037)	JPMorgan Chase
6,880	02/06/27	2.382%	3-month LIBOR(2)	759,707	—	759,707	Bank of Nova Scotia
5,970	03/30/27	2.674%	3-month LIBOR(2)	489,479	—	489,479	Bank of Nova Scotia
1,570	08/24/41	3.074%	3-month LIBOR(2)	222,042	—	222,042	Citigroup Global Markets
1,570	08/24/41	3.065%	3-month LIBOR(2)	224,557	—	224,557	Citigroup Global Markets
1,590	09/06/41	3.110%	3-month LIBOR(2)	215,809	—	215,809	UBS AG
1,590	09/06/41	3.027%	3-month LIBOR(2)	239,789	—	239,789	UBS AG
1,560	09/08/41	2.954%	3-month LIBOR(1)	(256,561)	—	(256,561)	Barclays Capital Group
1,200	09/09/41	3.019%	3-month LIBOR(1)	(183,011)	—	(183,011)	Barclays Capital Group
1,720	10/11/41	2.719%	3-month LIBOR(2)	362,498	—		362,498 JPMorgan Chase
1,750	10/17/41	2.905%	3-month LIBOR(1)	(310,454)	—	(310,454)	Barclays Capital Group
1,700	12/12/41	2.685%	3-month LIBOR(1)	(377,494)	—	(377,494)	Citigroup Global Markets

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest rate swap agreements outstanding at December 31, 2013 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$1,610	12/20/41	2.614%	3-month LIBOR(2)	$379,282	$—	$379,282	Citigroup Global Markets
975	12/20/41	2.615%	3-month LIBOR(1)	(229,469)	—	(229,469)	Barclays Capital Group
1,380	02/09/42	2.840%	3-month LIBOR(1)	(255,981)	—	(255,981)	Barclays Capital Group

				$(5,252,601)	$—	$(5,252,601)

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements:
$3,455	02/28/18	1.649%	3-month LIBOR(2)	$166	$(31,668)	$(31,834)
5,600	08/06/18	1.693%	3-month LIBOR(1)	—	18,794	18,794
4,000	08/16/18	1.650%	3-month LIBOR(1)	168	3,791	3,623
780	11/27/18	1.592%	3-month LIBOR(2)	154	5,947	5,793
1,850	12/10/18	1.560%	3-month LIBOR(1)	158	(18,317)	(18,475)
2,000	06/12/20	1.818%	3-month LIBOR(1)	—	(61,420)	(61,420)
1,800	06/13/20	1.922%	3-month LIBOR(1)	—	(43,958)	(43,958)
500	08/20/20	2.368%	3-month LIBOR(1)	153	(182)	(335)
2,750	08/31/20	2.219%	3-month LIBOR(2)	166	27,422	27,256
2,215	08/31/20	2.085%	3-month LIBOR(2)	163	40,955	40,792
2,165	08/31/20	2.220%	3-month LIBOR(2)	163	21,456	21,293
550	08/31/20	2.490%	3-month LIBOR(2)	153	(4,011)	(4,164)
6,500	10/22/20	2.112%	3-month LIBOR(2)	189	131,118	130,929
570	01/13/22	2.457%	3-month LIBOR(2)	153	11,790	11,637
270	01/22/22	2.785%	3-month LIBOR(2)	152	(914)	(1,066)
550	01/31/22	2.505%	3-month LIBOR(2)	153	9,841	9,688
2,550	06/24/23	2.622%	3-month LIBOR(1)	—	(85,036)	(85,036)
2,380	08/05/23	4.210%	3-month LIBOR(1)	—	(33,074)	(33,074)
950	08/06/23	4.220%	3-month LIBOR(1)	—	(12,811)	(12,811)
500	10/25/23	2.653%	3-month LIBOR(2)	154	18,195	18,041
1,075	10/28/23	4.029%	3-month LIBOR(1)	155	(25,265)	(25,420)
1,250	12/30/23	3.058%	3-month LIBOR(1)	160	(3,526)	(3,686)

				$2,560	$(30,873)	$(33,433)

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at December 31, 2013:

Reference Entity/Obligation	Termination Date	Notional Amount (000)#(2)	Fixed Rate	Value at Trade Date	Value at December 31, 2013	Unrealized Depreciation
Exchange-traded credit default swaps – Buy Protection(1):
CDX.NA.IG.20	06/20/18	$2,000	1.000%	$(29,236)	$(39,762)	$(10,526)

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	$—	$14,491,237	$—
Commercial Mortgage-Backed Securities	—	19,115,422	—
Corporate Bonds	—	22,123,446	—
Non-Corporate Foreign Agencies	—	3,657,412	—
Sovereigns	—	8,375,314	—
U.S. Government Agency Obligations	—	10,108,784	—
U.S. Treasury Obligations	—	20,781,583	—
Options Purchased	—	135	—
Affiliated Money Market Mutual Fund	30,906,656	—	$—
Other Financial Instruments*
Futures Contracts	183,147	—	—
Interest Rate Swaps	(33,433)	(5,252,601)	—
Credit Default Swaps	(10,526)	—	—

Total	$31,045,844	$93,400,732	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

Affiliated Money Market Mutual Fund (11.1% represents investments purchased with collateral from securities on loan)	27.7%
U.S. Treasury Obligations	18.6
Commercial Mortgage-Backed Securities	17.1
Non-Residential Mortgage-Backed Securities	13.0
U.S. Government Agency Obligations	9.1
Sovereigns	7.5
Banking	5.3
Non-Corporate Foreign Agencies	3.3
Capital Goods	1.8
Insurance	1.7
Pipelines & Other	1.7
Foods	1.2
Telecommunications	1.1
Media & Entertainment	1.0
Healthcare Insurance	0.8
Energy - Integrated	0.7
Healthcare & Pharmaceutical	0.7
Non-Captive Finance	0.7

Metals	0.6%
Retailers	0.6
Tobacco	0.6
Railroads	0.5
Electric	0.4
Energy - Other	0.4

116.1
Liabilities in excess of other assets	(16.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	—	$—		Due from broker-variation margin	$10,526	*
Interest rate contracts	Due from broker-variation margin	487,437	*	Due from broker-variation margin	337,723	*
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	12,509,219		Unrealized depreciation on over-the-counter swap agreements	17,761,820
Interest rate contracts	Unaffiliated investments	135		—	—

Total		$12,996,791			$18,110,069

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$(5,833)	$(5,833)
Interest rate contracts	(37,964)	(2,172)	249,840	41,288,617	41,498,321

Total	$(37,964)	$(2,172)	$249,840	$41,282,784	$41,492,488

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Futures	Swaps	Total
Credit contracts	$—	$—	$(10,526)	$(10,526)
Interest rate contracts	(14,139)	(370)	(49,959,918)	(49,974,427)

Total	$(14,139)	$(370)	$(49,970,444)	$(49,984,953)

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2013, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts - Long Positions(3)	Futures Contracts - Short Positions(3)	Interest Rate Swaps(4)	Credit Default Swap as Buyer(4)
$35,144	$3,911	$34,712,187	$24,846,179	$1,270,854,200	$800,000

(1)	Cost.

(2)	Premium Received.

(3)	Value at Trade Date.

(4)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in financial instruments and derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument and derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$11,953,074	$—	$—	$11,953,074
Exchange-traded and cleared derivatives	19,549	—	—	19,549
Over-the-counter derivatives*	12,509,354	(135)	—	12,509,219

				24,481,842

Liabilities:
Exchange-traded and cleared derivatives	—	—	—	—
Over-the-counter derivatives*	(17,761,820)	—	—	(17,761,820)

				(17,761,820)

Collateral Amount Pledged/(Received):
Securities on loan				(11,953,074)
Exchange-traded and cleared derivatives				—
Over-the-counter derivatives				5,009,945

Net Amount				$(223,107)

*	Over-the-counter derivatives may consist of forward foreign currency exchange contracts, options contracts and swap agreements. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation) by counterparty, see the Schedule of Investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST BOND PORTFOLIO 2021 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $11,953,074:
Unaffiliated investments (cost $97,748,184)	$98,653,333
Affiliated investments (cost $30,906,656)	30,906,656
Cash	10,402
Unrealized appreciation on over-the-counter swap agreements	12,509,219
Dividends and interest receivable	533,351
Due from broker-variation margin	19,549
Receivable for fund share sold	3,969
Prepaid expenses	1,378

Total Assets	142,637,857

LIABILITIES:
Unrealized depreciation on over-the-counter swap agreements	17,761,820
Payable to broker for collateral for securities on loan	12,362,328
Payable for investments purchased	811,107
Advisory fees payable	60,342
Accrued expenses and other liabilities	54,923
Distribution fee payable	1,529
Affiliated transfer agent fee payable	417

Total Liabilities	31,052,466

NET ASSETS	$111,585,391

Net assets were comprised of:
Paid-in capital	$27,738,028
Retained earnings.	83,847,363

Net assets, December 31, 2013	$111,585,391

Net asset value and redemption price per share, $111,585,391 / 8,575,643 outstanding shares of beneficial interest	$13.01

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Interest income	$4,237,672
Affiliated income from securities lending, net	34,713
Affiliated dividend income	16,506

4,288,891

EXPENSES
Advisory fees	1,396,273
Distribution fee (Note 4)	164,188
Shareholder servicing fees and expenses (Note 4)	55,802
Custodian and accounting fees	74,000
Audit fee	42,000
Trustees’ fees	14,000
Legal fees and expenses	12,000
Loan interest expense (Note 7)	10,572
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Shareholders’ reports	7,000
Commitment fee on syndicated credit agreement	5,000
Insurance expenses	4,000
Miscellaneous	8,980

Total expenses	1,802,815
Less: shareholder servicing fee waiver	(2,122)

Net expenses	1,800,693

NET INVESTMENT INCOME	2,488,198

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	10,175,421
Futures transactions	249,840
Swap agreement transactions	41,282,784
Options written transactions	(2,172)

51,705,873

Net change in unrealized appreciation (depreciation) on:
Investments	(18,214,832)
Futures	(370)
Swap agreements	(49,970,444)

(68,185,646)

NET LOSS ON INVESTMENTS	(16,479,773)

NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$(13,991,575)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,488,198	$4,268,470
Net realized gain on investment transactions	51,705,873	29,567,457
Net change in unrealized appreciation (depreciation) on investments	(68,185,646)	(1,308,692)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(13,991,575)	32,527,235

DISTRIBUTIONS	—	(12,704,602)

FUND SHARE TRANSACTIONS:
Fund share sold [5,374,651 and 5,427,475 shares, respectively]	70,753,532	73,494,281
Fund share issued in reinvestment of distributions [0 and 931,422 shares, respectively]	—	12,704,602
Fund share repurchased [24,035,488 and 27,595,245 shares, respectively]	(326,377,628)	(377,543,879)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(255,624,096)	(291,344,996)

TOTAL DECREASE IN NET ASSETS	(269,615,671)	(271,522,363)
NET ASSETS:
Beginning of year	381,201,062	652,723,425

End of year	$111,585,391	$381,201,062

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST BOND PORTFOLIO 2022

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 98.8% ASSET-BACKED SECURITIES — 13.0%	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Non-Residential Mortgage-Backed Securities	0.510%		12/22/14	$	452	$451,737
Ally Auto Receivables Trust, Series 2012-SN1, Class A2
AmeriCredit Automobile Receivables Trust, Series 2012-1, Class A2	0.910%		10/08/15		13	13,399
Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8	5.650%		09/20/19		100	114,534
Discover Card Master Trust, Series 2012-A3, Class A3	0.860%		11/15/17		2,300	2,309,304
Discover Card Master Trust, Series 2012-A5, Class A5	0.367%	(c)	01/16/18		800	800,050
Ford Credit Auto Owner Trust, Series 2011-B, Class B	2.270%		01/15/17		700	719,170
Ford Credit Auto Owner Trust, Series 2012-B, Class A3	0.720%		12/15/16		428	428,973
Ford Credit Floorplan Master Owner Trust, Series 2013-1, Class A2	0.547%	(c)	01/15/18		1,600	1,601,976
GE Dealer Floorplan Master Note Trust, Series 2012-4, Class A	0.607%	(c)	10/20/17		1,800	1,801,472
GE Dealer Floorplan Master Note Trust, Series 2013-1, Class A	0.567%	(c)	04/20/18		2,000	2,001,392
GE Equipment Midticket LLC, Series 2012-1, Class A2	0.470%		01/22/15		723	723,082
GE Equipment Small Ticket LLC, Series 2012-1A, Class A2, 144A	0.850%		11/21/14		432	431,758
Honda Auto Receivables Owner Trust, Series 2012-1, Class A3	0.770%		01/15/16		459	460,528
Nissan Master Owner Trust Receivables, Series 2013-A, Class A	0.467%	(c)	02/15/18		2,250	2,249,516
Santander Drive Auto Receivables Trust, Series 2012-2, Class A2	0.910%		05/15/15		1	965
World Omni Automobile Lease Securitization Trust, Series 2012-A, Class A2	0.710%		01/15/15		209	209,224

TOTAL ASSET-BACKED SECURITIES (cost $14,307,405)						14,317,080

COMMERCIAL MORTGAGE-BACKED SECURITIES — 13.7%
Banc of America Commercial Mortgage, Inc., Series 2005-3, Class A4	4.668%		07/10/43		1,500	1,569,186
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class A2	3.061%		12/15/47		750	776,038
FHLMC Multifamily Structured Pass-Through Certificates, Series KSMC, Class A2	2.615%		01/25/23		1,000	932,319
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2	5.381%		03/10/39		460	470,237
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4	5.553%	(c)	04/10/38		400	430,722
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4	5.560%		11/10/39		610	668,854
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Class A3	2.475%		12/15/47		1,800	1,749,429
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class A2	5.791%	(c)	06/15/49		803	809,071
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4	5.676%	(c)	05/12/39		160	173,789

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

ML-CFC Commercial Mortgage Trust, Series 2006-1, Class A4	5.468%	(c)	02/12/39	$	50	$53,267
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class A2	2.804%		01/10/45		2,280	2,371,120
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A4	5.289%	(c)	12/15/44		2,680	2,852,863
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3	6.011%	(c)	06/15/45		800	877,407
WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class A2	1.765%		12/15/45		1,280	1,267,374

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $15,325,136)						15,001,676

CORPORATE BONDS — 23.9%
Aerospace & Defense — 0.2%
Precision Castparts Corp., Sr. Unsec’d. Notes	2.500%		01/15/23		235	212,906

Automotive — 0.5%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.375%		01/16/18		560	565,578

Banking — 6.1%
Bank of America Corp., Sr. Unsec’d. Notes	5.700%		01/24/22		615	696,091
Bank of America Corp., Sr. Unsec’d. Notes	6.000%		09/01/17		150	171,269
Capital One Financial Corp., Sr. Unsec’d. Notes	4.750%		07/15/21		200	212,670
Citigroup, Inc., Sr. Unsec’d. Notes	4.500%		01/14/22		375	397,392
Citigroup, Inc., Sr. Unsec’d. Notes	8.500%		05/22/19		125	160,199
Discover Bank, Sr. Unsec’d. Notes	2.000%		02/21/18		1,085	1,065,648
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.250%		07/27/21		450	492,679
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%		01/24/22		275	309,564
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	4.000%		03/30/22		250	256,962
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	4.875%		01/14/22		250	269,780
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.250%		09/23/22		405	388,120
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.350%		08/15/21		200	210,784
JPMorgan Chase & Co., Sr. Unsec’d. Notes	6.300%		04/23/19		125	147,532
Morgan Stanley, Sr. Unsec’d. Notes	5.750%		01/25/21		675	763,603
Wells Fargo & Co., Sub. Notes	3.450%		02/13/23		150	141,815
Westpac Banking Corp. (Australia), Covered Bonds, 144A	1.850%		11/26/18		1,000	982,100

						6,666,208

Cable — 0.8%
Comcast Corp., Gtd. Notes	3.125%		07/15/22		170	162,231
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	3.800%		03/15/22		420	403,467
NBCUniversal Enterprise, Inc., Gtd. Notes, 144A	1.974%		04/15/19		305	298,345

						864,043

Capital Goods — 1.0%
Honeywell International, Inc., Sr. Unsec’d. Notes	4.250%		03/01/21		100	107,293
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	3.150%		10/15/21		65	64,088
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	3.900%		07/12/21		200	207,184

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Capital Goods (continued)
United Technologies Corp., Sr. Unsec’d. Notes	3.100%	06/01/22	$565	$552,447
Waste Management, Inc., Gtd. Notes	2.600%	09/01/16	40	41,287
Xylem, Inc., Sr. Unsec’d. Notes	4.875%	10/01/21	140	145,941

				1,118,240

Chemicals — 1.2%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	3.150%	10/01/22	150	137,472
CF Industries, Inc., Gtd. Notes	7.125%	05/01/20	600	703,286
Dow Chemical Co. (The), Sr. Unsec’d. Notes	3.000%	11/15/22	550	512,952

				1,353,710

Electric — 0.1%
NextEra Energy Capital Holdings, Inc., Gtd. Notes	4.500%	06/01/21	125	128,924

Energy - Integrated — 1.2%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	1.375%	05/10/18	400	388,220
BP Capital Markets PLC (United Kingdom), Gtd. Notes	1.846%	05/05/17	100	101,004
BP Capital Markets PLC (United Kingdom), Gtd. Notes	3.125%	10/01/15	70	73,132
BP Capital Markets PLC (United Kingdom), Gtd. Notes	3.245%	05/06/22	300	290,779
BP Capital Markets PLC (United Kingdom), Gtd. Notes	4.500%	10/01/20	105	113,444
Chevron Corp., Sr. Unsec’d. Notes	2.355%	12/05/22	420	382,027

				1,348,606

Energy - Other — 1.4%
Cameron International Corp., Sr. Unsec’d. Notes	3.600%	04/30/22	575	563,386
National Oilwell Varco, Inc., Sr. Unsec’d. Notes	2.600%	12/01/22(h)	560	515,370
Noble Energy, Inc., Sr. Unsec’d. Notes	4.150%	12/15/21	245	251,921
Weatherford International Ltd., Gtd. Notes	5.125%	09/15/20	150	161,139

				1,491,816

Foods — 0.4%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	5.375%	01/15/20	100	114,766
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	7.750%	01/15/19	125	156,082
Kraft Foods Group, Inc., Sr. Unsec’d. Notes	5.375%	02/10/20	104	117,333

				388,181

Healthcare & Pharmaceutical — 1.5%
AbbVie, Inc., Sr. Unsec’d. Notes	2.000%	11/06/18	885	875,451
Actavis, Inc., Sr. Unsec’d. Notes	3.250%	10/01/22	215	200,535
Amgen, Inc., Sr. Unsec’d. Notes	4.100%	06/15/21	100	104,207
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.400%	12/01/21	385	411,160

				1,591,353

Healthcare Insurance — 0.9%
Aetna, Inc., Sr. Unsec’d. Notes	2.750%	11/15/22	575	529,662
Aetna, Inc., Sr. Unsec’d. Notes	4.125%	06/01/21	125	131,176
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.700%	02/15/21	125	136,382

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

Healthcare Insurance (continued)
WellPoint, Inc., Sr. Unsec’d. Notes	3.300%	01/15/23	$	235	$219,305

					1,016,525

Insurance — 2.2%
American International Group, Inc., Sr. Unsec’d. Notes	4.875%	06/01/22		455	489,044
American International Group, Inc., Sr. Unsec’d. Notes, MTN	5.850%	01/16/18		140	160,587
Lincoln National Corp., Sr. Unsec’d. Notes	4.200%	03/15/22		320	326,086
MetLife, Inc., Sr. Unsec’d. Notes	4.750%	02/08/21		350	378,284
MetLife, Inc., Sr. Unsec’d. Notes	7.717%	02/15/19		125	154,938
Principal Financial Group, Inc., Gtd. Notes	3.125%	05/15/23		525	487,217
Swiss Re Treasury (US) Corp., Gtd. Notes, 144A	2.875%	12/06/22		175	161,140
WR Berkley Corp., Sr. Unsec’d. Notes	4.625%	03/15/22		245	247,807

					2,405,103

Media & Entertainment — 1.2%
Discovery Communications LLC, Gtd. Notes	4.375%	06/15/21		200	206,666
Time Warner, Inc., Gtd. Notes	4.000%	01/15/22		30	30,379
Time Warner, Inc., Gtd. Notes	4.875%	03/15/20		50	54,804
Viacom, Inc., Sr. Unsec’d. Notes	3.125%	06/15/22		465	429,563
Walt Disney Co. (The), Sr. Unsec’d. Notes, MTN	2.350%	12/01/22		645	586,037

					1,307,449

Non-Captive Finance — 0.7%
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	3.100%	01/09/23		305	289,371
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	4.625%	01/07/21		45	49,070
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	4.650%	10/17/21		60	65,367
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	6.000%	08/07/19		75	87,998
General Electric Capital Corp., Sub. Notes	5.300%	02/11/21		250	279,655

					771,461

Paper — 0.3%
International Paper Co., Sr. Unsec’d. Notes	4.750%	02/15/22		290	304,042

Pipelines & Other — 1.2%
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	3.500%	09/01/23		385	353,501
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	3.950%	09/01/22		175	170,530
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.250%	02/01/21		600	621,286
Williams Partners LP, Sr. Unsec’d. Notes	4.000%	11/15/21		60	59,257
Williams Partners LP, Sr. Unsec’d. Notes	4.125%	11/15/20		150	153,776

					1,358,350

Railroads — 0.4%
Canadian Pacific Railway Ltd. (Canada), Sr. Unsec’d. Notes	4.500%	01/15/22		200	208,125
Norfolk Southern Corp., Sr. Unsec’d. Notes	5.900%	06/15/19		150	173,464

					381,589

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

Real Estate Investment Trusts (REITs) — 0.1%
Simon Property Group LP, Sr. Unsec’d. Notes	2.800%	01/30/17	$	65	$67,230
Simon Property Group LP, Sr. Unsec’d. Notes	6.125%	05/30/18		65	75,258

					142,488

Retailers — 1.0%
Costco Wholesale Corp., Sr. Unsec’d. Notes	1.125%	12/15/17(h)		1,020	1,002,058
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	4.250%	04/15/21		100	107,674

					1,109,732

Technology — 0.2%
Apple, Inc., Sr. Unsec’d. Notes	2.400%	05/03/23		285	256,275

Telecommunications — 1.3%
America Movil SAB de CV (Mexico), Gtd. Notes	2.375%	09/08/16		210	216,126
AT&T, Inc., Sr. Unsec’d. Notes	3.875%	08/15/21		305	308,996
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.600%	04/01/21		200	211,262
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.150%	09/15/23		630	676,426

					1,412,810

Tobacco
Altria Group, Inc., Gtd. Notes	9.700%	11/10/18		33	43,375

TOTAL CORPORATE BONDS (cost $26,463,367)					26,238,764

NON-CORPORATE FOREIGN AGENCIES — 4.0%
Asian Development Bank (Supranational Bank), Sr. Unsec’d. Notes, MTN	1.750%	09/11/18		840	840,139
Caisse d’Amortissement de la Dette Sociale (France), Sr. Unsec’d. Notes, 144A	2.375%	03/31/16		370	383,061
Export Development Canada (Canada), Sr. Unsec’d. Notes	1.500%	10/03/18		1,030	1,019,752
Kommunalbanken AS (Norway), Sr. Unsec’d. Notes, 144A	1.125%	05/23/18		1,118	1,086,025
Royal Bank of Canada (Canada), Covered Bonds	2.000%	10/01/18		615	611,808
Statoil ASA (Norway), Gtd. Notes	2.450%	01/17/23		440	401,066

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $4,394,042)					4,341,851

SOVEREIGNS — 6.0%
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, 144A	0.500%	03/21/16		850	847,807
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, MTN, RegS	2.875%	09/15/14		1,100	1,118,478
Canada Government International Bond (Canada), Sr. Unsec’d. Notes	0.875%	02/14/17		100	100,002
Denmark Government International Bond (Denmark), Sr. Unsec’d. Notes, 144A	0.625%	05/22/15		720	721,908
Denmark Government International Bond (Denmark), Sr. Unsec’d. Notes, MTN, 144A	0.375%	04/25/16		200	198,820
Finland Government International Bond (Finland), Sr. Unsec’d. Notes, RegS	1.125%	05/02/17		500	501,550
Finland Government International Bond (Finland), Sr. Unsec’d. Notes, RegS	2.250%	03/17/16		680	703,800

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

SOVEREIGNS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Kingdom of Sweden (Sweden), Sr. Unsec’d. Notes, MTN, RegS	0.375%		05/18/15	$	1,210	$1,210,639
Netherlands Government Bond (Netherlands), Sr. Unsec’d. Notes, 144A	0.250%		09/12/15		710	707,178
Spain Government International Bond (Spain), Sr. Unsec’d. Notes, 144A	4.000%		03/06/18		500	508,250

TOTAL SOVEREIGNS (cost $6,663,301)						6,618,432

U.S. GOVERNMENT AGENCY OBLIGATIONS — 9.1%
Federal Farm Credit Bank	1.625%		11/19/14		500	506,442
Federal Home Loan Mortgage Corp.	1.375%		05/01/20		1,830	1,715,651
Federal Home Loan Mortgage Corp.	2.375%		01/13/22		955	912,947
Federal National Mortgage Assoc	0.875%		05/21/18(h)		1,120	1,083,389
Federal National Mortgage Assoc	1.625%		11/27/18		780	773,493
Financing Corp., Strips Principal, Series 4-P	1.398%	(s)	10/06/17		960	904,517
Financing Corp., Strips Principal, Series D-P	2.842%	(s)	09/26/19		2,185	1,886,597
Hashemite Kingdom of Jordan Government AID Bond, Gov’t. Gtd. Notes	2.503%		10/30/20		295	288,936
Israel Government AID Bond, Gov’t. Gtd. Notes	2.427%	(s)	03/15/22		170	129,477
Israel Government AID Bond, Gov’t. Gtd. Notes	5.500%		09/18/23-12/04/23		400	461,472
Resolution Funding Corp., Interest Strips	4.496%	(s)	01/15/22		1,700	1,323,079

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $9,794,074)						9,986,000

U.S. TREASURY OBLIGATIONS — 29.1%
U.S. Treasury Bonds	2.875%		05/15/43		1,335	1,081,976
U.S. Treasury Bonds	3.625%		08/15/43(k)		1,380	1,303,238
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%		04/15/18(h)		1,849	1,885,887
U.S. Treasury Inflation Indexed Bonds, TIPS	0.375%		07/15/23		442	425,904
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625%		02/15/43		127	97,641
U.S. Treasury Notes	0.625%		04/30/18		720	694,350
U.S. Treasury Notes	0.875%		07/31/19(h)		2,695	2,537,722
U.S. Treasury Notes	1.250%		11/30/18		5,540	5,421,411
U.S. Treasury Notes	1.375%		06/30/18		9,720	9,646,342
U.S. Treasury Notes	1.500%		12/31/18		4,740	4,686,675
U.S. Treasury Notes	2.375%		12/31/20		3,090	3,077,930
U.S. Treasury Notes	3.750%		11/15/43		180	173,981
U.S. Treasury Strips Coupon	2.171%	(s)	02/15/22		830	658,662
U.S. Treasury Strips Principal	7.123%	(s)	05/15/43		650	190,865

TOTAL U.S. TREASURY OBLIGATIONS (cost $32,242,023)						31,882,584

TOTAL LONG-TERM INVESTMENTS (cost $109,189,348)						108,386,387

					Shares
SHORT-TERM INVESTMENTS — 1.4%
AFFILIATED MONEY MARKET MUTUAL FUND — 1.4%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $1,527,521)(w)(Note 4)					1,527,521	1,527,521

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

	Counterparty	Notional Amount (000)#	Value (Note 2)

OPTIONS PURCHASED*
Call Options
Interest Rate Swap Options,
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 04/24/14	Barclays Capital Group	$4,070	$41
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 04/24/14	Citibank Global Markets	4,990	50
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 04/24/14	Citibank Global Markets	4,990	50

TOTAL OPTIONS PURCHASED (cost $14,878)			141

TOTAL SHORT-TERM INVESTMENTS (cost $1,542,399)			1,527,662

TOTAL INVESTMENTS — 100.2% (cost $110,731,747)			109,914,049
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (0.2)%			(206,798)

NET ASSETS — 100.0%			$109,707,251

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
AID	Agency for International Development
CDX	Credit Derivative Index
FHLMC	Federal Home Loan Mortgage Corporation
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
TIPS	Treasury Inflation-Protected Securities

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2013.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(s)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Futures contracts open at December 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Long Positions:
45	90 Day Euro Dollar	Mar. 2014	$11,220,840	$11,219,062	$(1,778)
24	90 Day Euro Dollar	Sep. 2016	5,894,598	5,876,700	(17,898)
175	5 Year U.S. Treasury Notes	Mar. 2014	21,081,660	20,879,687	(201,973)

					(221,649)

Short Positions:
24	90 Day Euro Dollar	Sep. 2015	5,950,364	5,947,800	2,564
15	2 Year U.S. Treasury Notes	Mar. 2014	3,299,979	3,297,187	2,792
11	10 Year U.S. Treasury Notes	Mar. 2014	1,356,516	1,353,516	3,000
101	U.S. Long Bonds	Mar. 2014	13,157,165	12,959,562	197,603
34	U.S. Ultra Bonds	Mar. 2014	4,727,437	4,632,500	94,937

					300,896

					$79,247

Interest rate swap agreements outstanding at December 31, 2013:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
$7,855	08/27/14	0.630%	3 month LIBOR(2)	$(33,237)	$—	$(33,237)	Barclays Capital Group
7,855	08/28/14	0.630%	3 month LIBOR(2)	(33,169)	—	(33,169)	Barclays Capital Group
1,400	09/19/14	0.669%	3 month LIBOR(2)	(6,426)	—	(6,426)	JPMorgan Chase
30,000	08/29/15	0.531%	3 month LIBOR(2)	(112,418)	—	(112,418)	Bank of Nova Scotia
4,950	09/28/15	0.491%	3 month LIBOR(1)	12,801	—	12,801	Credit Suisse First Boston Corp.
5,950	10/04/15	0.445%	3 month LIBOR(2)	(5,388)	—	(5,388)	Bank of Nova Scotia
4,665	08/31/16	0.934%	3 month LIBOR(1)	40,162	—	40,162	Credit Suisse First Boston Corp.
18,640	11/30/16	0.935%	3 month LIBOR(2)	(66,832)	—	(66,832)	JPMorgan Chase
18,640	11/30/16	0.936%	3 month LIBOR(2)	(67,199)	—	(67,199)	JPMorgan Chase
10,000	12/02/16	1.310%	3 month LIBOR(2)	(146,897)	—	(146,897)	Barclays Capital Group
5,000	08/17/17	0.978%	3 month LIBOR(1)	(16,971)	—	(16,971)	Bank of Nova Scotia
6,300	08/28/17	0.873%	3 month LIBOR(1)	(52,719)	—	(52,719)	Bank of Nova Scotia
5,605	08/31/17	0.751%	3 month LIBOR(2)	74,402	—	74,402	Bank of Nova Scotia
4,900	10/26/17	0.861%	3 month LIBOR(1)	(67,407)	—	(67,407)	Credit Suisse First Boston Corp.
4,900	11/21/17	0.770%	3 month LIBOR(1)	(94,978)	—	(94,978)	Bank of Nova Scotia
270	05/15/18	2.318%	3 month LIBOR(1)	10,091	—	10,091	JPMorgan Chase
1,118	05/17/18	0.989%	3 month LIBOR(2)	24,169	—	24,169	Credit Suisse First Boston Corp.
51,000	05/31/18	1.218%	3 month LIBOR(1)	(649,408)	—	(649,408)	Barclays Capital Group
1,800	09/02/18	1.812%	3 month LIBOR(2)	(23,915)	—	(23,915)	Bank of America
5,300	02/21/19	1.642%	3 month LIBOR(2)	24,472	—	24,472	JPMorgan Chase
16,750	08/06/19	1.211%	3 month LIBOR(2)	662,710	—	662,710	Bank of Nova Scotia
4,000	08/08/19	1.271%	3 month LIBOR(2)	144,912	—	144,912	Credit Suisse First Boston Corp.
33,000	08/29/19	1.299%	3month LIBOR(2)	1,210,813	—	1,210,813	Bank of Nova Scotia
2,950	10/02/19	1.188%	3 month LIBOR(2)	139,482	—	139,482	Bank of Nova Scotia
3,200	10/11/19	1.220%	3 month LIBOR(2)	148,225	—	148,225	Bank of Nova Scotia
17,400	10/29/19	1.376%	3 month LIBOR(2)	680,344	—	680,344	Barclays Capital Group
8,100	12/03/19	1.179%	3 month LIBOR(2)	438,996	—	438,996	Bank of Nova Scotia
4,500	12/12/19	1.152%	3 month LIBOR(2)	254,858	—	254,858	Bank of Nova Scotia
50,000	02/25/20	1.483%	3 month LIBOR(2)	1,934,683	—	1,934,683	Bank of Nova Scotia
1,100	04/16/20	1.359%	3 month LIBOR(2)	57,636	—	57,636	JPMorgan Chase
5,400	04/18/20	1.346%	3 month LIBOR(2)	289,201	—	289,201	JPMorgan Chase
100	07/28/21	3.085%	3 month LIBOR(1)	4,524	—	4,524	Bank of America
1,025	08/19/21	2.280%	3 month LIBOR(2)	18,395	—	18,395	Bank of America
3,000	08/24/21	2.253%	3 month LIBOR(1)	(61,787)	—	(61,787)	Bank of America
2,900	09/06/21	2.265%	3 month LIBOR(2)	60,828	—	60,828	UBS AG
500	09/13/21	2.171%	3 month LIBOR(2)	14,396	—	14,396	Bank of America
10,695	09/27/21	1.932%	3 month LIBOR(1)	(516,361)	—	(516,361)	Citigroup Global Markets

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest rate swap agreements outstanding at December 31, 2013 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$920	10/06/21	2.060%	3 month LIBOR(2)	$37,066	$—	$37,066	UBS AG
16,300	10/13/21	2.340%	3 month LIBOR(1)	(326,880)	—	(326,880)	UBS AG
4,985	10/14/21	2.405%	3 month LIBOR(1)	(76,332)	—	(76,332)	UBS AG
17,000	11/25/21	2.148%	3 month LIBOR(1)	(667,926)	—	(667,926)	Morgan Stanley
13,565	11/29/21	2.129%	3 month LIBOR(1)	(557,639)	—	(557,639)	JPMorgan Chase
8,950	11/30/21	2.229%	3 month LIBOR(1)	(301,729)	—	(301,729)	JPMorgan Chase
4,850	01/31/22	2.038%	3 month LIBOR(1)	(219,179)	—	(219,179)	Citigroup Global Markets
1,145	02/21/22	2.105%	3 month LIBOR(2)	48,337	—	48,337	JPMorgan Chase
765	02/21/22	2.100%	3 month LIBOR(2)	32,598	—	32,598	JPMorgan Chase
1,160	02/23/22	2.177%	3 month LIBOR(2)	48,095	—	48,095	JPMorgan Chase
3,100	03/23/22	2.368%	3 month LIBOR(1)	(76,251)	—	(76,251)	Citigroup Global Markets
2,650	05/15/22	1.988%	3 month LIBOR(2)	162,214	—	162,214	JPMorgan Chase
28,400	05/19/22	2.389%	3 month LIBOR(1)	(640,319)	—	(640,319)	Bank of Nova Scotia
15,000	05/21/22	1.893%	3 month LIBOR(1)	(1,041,310)	—	(1,041,310)	Bank of Nova Scotia
12,300	06/07/22	1.771%	3 month LIBOR(1)	(992,403)	—	(992,403)	Bank of Nova Scotia
9,900	10/25/22	1.801%	3 month LIBOR(1)	(846,992)	—	(846,992)	Credit Suisse First Boston Corp.
4,015	12/31/22	0.000%	3 month LIBOR(1)	541,303	—	541,303	Citigroup Global Markets
3,500	12/31/22	0.000%	3 month LIBOR(1)	759,422	—	759,422	Citigroup Global Markets
2,500	12/31/22	0.000%	3 month LIBOR(1)	493,203	—	493,203	JPMorgan Chase
3,565	02/14/23	2.069%	3 month LIBOR(1)	(234,904)	—	(234,904)	Bank of Nova Scotia
3,000	06/05/23	2.299%	3 month LIBOR(1)	(175,974)	—	(175,974)	Citigroup Global Markets
4,445	10/05/26	2.410%	3 month LIBOR(1)	(468,723)	—	(468,723)	Barclays Capital Group
3,830	10/06/26	2.312%	3 month LIBOR(1)	(446,091)	—	(446,091)	JPMorgan Chase
27,700	11/30/26	2.550%	3 month LIBOR(1)	(2,654,181)	—	(2,654,181)	JPMorgan Chase
1,350	12/21/26	2.388%	3 month LIBOR(2)	156,611	—	156,611	Barclays Capital Group
1,000	02/23/27	2.540%	3 month LIBOR(2)	93,858	—	93,858	Barclays Capital Group
2,700	04/19/27	2.552%	3 month LIBOR(2)	266,659	—	266,659	Barclays Capital Group
4,500	07/12/27	2.065%	3 month LIBOR(2)	690,017	—	690,017	Barclays Capital Group
345	09/06/41	3.028%	3 month LIBOR(2)	52,030	—	52,030	UBS AG
345	09/06/41	3.110%	3 month LIBOR(2)	46,827	—	46,827	UBS AG
360	09/08/41	2.954%	3 month LIBOR(1)	(59,206)	—	(59,206)	Barclays Capital Group
100	09/09/41	3.019%	3 month LIBOR(1)	(15,251)	—	(15,251)	Barclays Capital Group
590	10/11/41	2.719%	3 month LIBOR(2)	124,345	—	124,345	JPMorgan Chase
630	10/17/41	2.905%	3 month LIBOR(1)	(111,764)	—	(111,764)	Barclays Capital Group
680	12/20/41	2.615%	3 month LIBOR(1)	(160,040)	—	(160,040)	Barclays Capital Group
515	01/10/42	2.718%	3 month LIBOR(1)	(105,896)	—	(105,896)	Barclays Capital Group
1,060	01/12/42	2.772%	3 month LIBOR(2)	207,314	—	207,314	Citigroup Global Markets
860	02/09/42	2.840%	3 month LIBOR(1)	(159,525)	—	(159,525)	Barclays Capital Group

				$(2,287,628)	$—	$(2,287,628)

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements:
$3,300	02/28/18	1.649%	3 month LIBOR(2)	$165	$(30,247)	$(30,412)
1,000	08/06/18	1.693%	3 month LIBOR(1)	—	3,356	3,356
780	11/27/18	1.592%	3 month LIBOR(2)	153	5,948	5,795
2,875	08/31/20	2.219%	3 month LIBOR(2)	167	28,669	28,502
2,215	08/31/20	2.085%	3 month LIBOR(2)	163	40,955	40,792
2,165	08/31/20	2.220%	3 month LIBOR(2)	163	21,456	21,293
525	08/31/20	2.490%	3 month LIBOR(2)	153	(3,828)	(3,981)
1,700	10/22/20	2.112%	3 month LIBOR(2)	160	34,292	34,132
3,000	12/05/20	2.210%	3 month LIBOR(1)	168	(49,288)	(49,456)
260	01/22/22	2.785%	3 month LIBOR(2)	152	(880)	(1,032)
145	01/31/22	2.505%	3 month LIBOR(2)	151	2,594	2,443
2,415	08/05/23	4.210%	3 month LIBOR(1)	161	(33,561)	(33,722)
965	08/06/23	4.220%	3 month LIBOR(1)	154	(13,014)	(13,168)

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest rate swap agreements outstanding at December 31, 2013 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements:
$550	08/16/23	2.891%	3 month LIBOR(1)	$43	$(6,792)	$(6,835)
150	08/21/23	3.031%	3 month LIBOR(1)	36	(47)	(83)
660	10/25/23	2.653%	3 month LIBOR(2)	67	24,018	23,951
1,080	10/28/23	4.029%	3 month LIBOR(1)	155	(25,383)	(25,538)
600	10/28/23	2.638%	3 month LIBOR(2)	155	22,772	22,617

				$2,366	$21,020	$18,654

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at December 31, 2013:

Reference Entity/Obligation	Termination Date	Notional Amount (000)#(2)	Fixed Rate	Value at Trade Date	Value at December 31, 2013	Unrealized Depreciation
Exchange-traded credit default swaps – Buy Protection(1):
CDX.NA.IG.20	06/20/18	$2,000	1.000%	$(29,236)	$(39,762)	$(10,526)
CDX.NA.IG.20	12/20/18	3,000	1.000%	(46,141)	(53,675)	(7,534)

				$(75,377)	$(93,437)	$(18,060)

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	$—	$14,317,080	$—
Commercial Mortgage-Backed Securities	—	15,001,676	—
Corporate Bonds	—	26,238,764	—
Non-Corporate Foreign Agencies	—	4,341,851	—
Sovereigns	—	6,618,432	—
U.S. Government Agency Obligations	—	9,986,000	—
U.S. Treasury Obligations	—	31,882,584	—
Affiliated Money Market Mutual Fund	1,527,521	—	—
Options Purchased	—	141	—
Other Financial Instruments*
Futures Contracts	79,247	—	—
Interest Rate Swaps	18,654	(2,287,628)	—
Credit Default Swaps	(18,060)	—	—

Total	$1,607,362	$106,098,900	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

U.S. Treasury Obligations	29.1%
Commercial Mortgage-Backed Securities	13.7
Non-Residential Mortgage-Backed Securities	13.0
U.S. Government Agency Obligations	9.1
Banking	6.1
Sovereigns	6.0
Non-Corporate Foreign Agencies	4.0
Insurance	2.2
Healthcare & Pharmaceutical	1.5
Affiliated Money Market Mutual Fund	1.4
Energy - Other	1.4
Telecommunications	1.3
Chemicals	1.2
Energy - Integrated	1.2
Media & Entertainment	1.2
Pipelines & Other	1.2
Capital Goods	1.0
Retailers	1.0
Healthcare Insurance	0.9
Cable	0.8
Non-Captive Finance	0.7

Automotive	0.5%
Foods	0.4
Railroads	0.4
Paper	0.3
Aerospace & Defense	0.2
Technology	0.2
Electric	0.1
Real Estate Investment Trusts (REITs)	0.1

100.2
Liabilities in excess of other assets	(0.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value

Credit contracts	—	$—		Due from broker-variation margin	$18,060	*
Interest rate contracts	Due from broker-variation margin	483,777	*	Due from broker-variation margin	385,876	*
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	10,005,999		Unrealized depreciation on over-the-counter swap agreements	12,293,627
Interest rate contracts	Unaffiliated investments	141		—	—

Total		$10,489,917			$12,697,563

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$(9,167)	$(9,167)
Interest rate contracts	(39,875)	(4,934)	1,331,428	5,823,999	7,110,618

Total	$(39,875)	$(4,934)	$1,331,428	$5,814,832	$7,101,451

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Futures	Swaps	Total
Credit contracts	$—	$—	$(18,060)	$(18,060)
Interest rate contracts	(14,737)	(411,933)	(23,575,367)	(24,002,037)

Total	$(14,737)	$(411,933)	$(23,593,427)	$(24,020,097)

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2013, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts - Long Positions(3)	Futures Contracts - Short Positions(3)	Interest Rate Swap Agreements(4)	Credit Default Swaps as Buyer(4)
$42,883	$4,802	$71,731,781	$52,216,385	$1,245,812,800	$1,400,000

(1)	Cost.

(2)	Premium Received.

(3)	Value at Trade Date.

(4)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Exchange-traded and cleared derivatives	$71,942	$—	$ —	$71,942
Over-the-counter derivatives*	10,006,140	(141)	—	10,005,999

				10,077,941

Liabilities:
Exchange-traded and cleared derivatives	—	—	—	—
Over-the-counter derivatives*	(12,293,627)	—	—	(12,293,627)

				(12,293,627)

Collateral Amount Pledged/(Received):
Exchange-traded and cleared derivatives				—
Over-the-counter derivatives				1,755,570

Net Amount				$(460,116)

*	Over-the-counter derivatives may consist of forward foreign currency exchange contracts, options contracts and swap agreements. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation) by counterparty, see the Schedule of Investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST BOND PORTFOLIO 2022 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value:
Unaffiliated investments (cost $109,204,226)	$108,386,528
Affiliated investments (cost $1,527,521)	1,527,521
Unrealized appreciation on over-the-counter swap agreements	10,005,999
Receivable for investments sold	2,289,315
Dividends and interest receivable	439,872
Due from broker-variation margin	71,942
Prepaid expenses	1,394
Receivable for fund share sold	96

Total Assets	122,722,667

LIABILITIES:
Unrealized depreciation on over-the-counter swap agreements	12,293,627
Payable for investments purchased	504,469
Payable for fund share repurchased	89,507
Accrued expenses and other liabilities	65,015
Advisory fees payable	60,876
Distribution fee payable	1,505
Affiliated transfer agent fee payable	417

Total Liabilities	13,015,416

NET ASSETS	$109,707,251

Net assets were comprised of:
Paid-in capital	$84,781,208
Retained earnings	24,926,043

Net assets, December 31, 2013	$109,707,251

Net asset value and redemption price per share, $109,707,251 / 9,400,545 outstanding shares of beneficial interest	$11.67

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Interest income	$4,992,774
Affiliated dividend income	14,360

5,007,134

EXPENSES
Advisory fees	1,605,914
Distribution fee (Note 4)	185,173
Shareholder servicing fees and expenses (Note 4)	67,804
Custodian and accounting fees	79,000
Audit fee	41,000
Loan interest expense (Note 7)	15,710
Trustees’ fees	14,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Commitment fee on syndicated credit agreement	7,000
Shareholders’ reports	6,000
Insurance expenses	4,000
Miscellaneous	15,655

Total expenses	2,060,256
Less: shareholder servicing fee waiver	(4,521)

Net expenses	2,055,735

NET INVESTMENT INCOME	2,951,399

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	(1,170,394)
Futures transactions	1,331,428
Swap agreement transactions	5,814,832
Options written transactions	(4,934)

5,970,932

Net change in unrealized appreciation (depreciation) on:
Investments	(8,228,465)
Futures	(411,933)
Swap agreements	(23,593,427)

(32,233,825)

NET LOSS ON INVESTMENTS	(26,262,893)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(23,311,494)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,951,399	$2,774,586
Net realized gain on investment transactions	5,970,932	16,258,856
Net change in unrealized appreciation (depreciation) on investments	(32,233,825)	11,895,464

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(23,311,494)	30,928,906

DISTRIBUTIONS	—	(1,083,715)

FUND SHARE TRANSACTIONS:
Fund share sold [4,634,267 and 23,538,057 shares, respectively]	57,089,937	289,633,682
Fund share issued in reinvestment of distributions [0 and 85,467 shares, respectively]	—	1,083,715
Fund share repurchased [30,254,790 and 16,301,286 shares, respectively]	(376,971,940)	(206,650,378)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(319,882,003)	84,067,019

TOTAL INCREASE (DECREASE) IN NET ASSETS	(343,193,497)	113,912,210
NET ASSETS:
Beginning of year	452,900,748	338,988,538

End of year	$109,707,251	$452,900,748

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST BOND PORTFOLIO 2023

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 96.5% ASSET-BACKED SECURITIES — 11.2%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Non-Residential Mortgage-Backed Securities
Ally Auto Receivables Trust, Series 2012-1, Class A3	0.930%		02/15/16	$33	$33,310
Ally Auto Receivables Trust, Series 2012-4, Class A2	0.480%		05/15/15	278	277,846
Ally Auto Receivables Trust, Series 2012-SN1, Class A2	0.510%		12/20/14	69	69,498
American Express Credit Account Master Trust, Series 2008-6, Class A	1.367%	(c)	02/15/18	1,210	1,228,799
American Express Credit Account Master Trust, Series 2012-3, Class A	0.317%	(c)	03/15/18	400	399,934
American Express Credit Account Master Trust, Series 2013-1, Class A	0.587%	(c)	02/16/21	4,300	4,310,015
AmeriCredit Automobile Receivables Trust, Series 2013-4, Class A2	0.740%		11/08/16	2,000	2,001,950
Bank of America Auto Trust, Series 2012-1, Class A3	0.780%		06/15/16	78	77,798
Bank of America Credit Card Trust, Series 2006-A7, Class A7	0.207%	(c)	12/15/16	1,000	996,986
Bank of America Credit Card Trust, Series 2007-B3, Class B3	0.367%	(c)	08/15/16	1,800	1,798,861
CarMax Auto Owner Trust, Series 2012-1, Class A3	0.890%		09/15/16	44	44,396
CarMax Auto Owner Trust, Series 2012-2, Class A2	0.640%		05/15/15	35	34,984
CarMax Auto Owner Trust, Series 2013-3, Class A2	0.590%		08/15/16	3,500	3,505,278
Chase Issuance Trust, Series 2003-A7, Class A7	4.150%		07/07/17	3,100	3,266,926
Chase Issuance Trust, Series 2007-C1, Class C1	0.627%	(c)	04/15/19	3,500	3,454,154
Chase Issuance Trust, Series 2012-A3, Class A3	0.790%		06/15/17	2,300	2,307,769
Chase Issuance Trust, Series 2012-A7, Class A7	2.160%		09/15/24	2,000	1,816,120
Chase Issuance Trust, Series 2012-A8, Class A8	0.540%		10/16/17	1,000	998,638
Chase Issuance Trust, Series 2012-A9, Class A9	0.317%	(c)	10/15/17	1,300	1,298,966
Citibank Credit Card Issuance Trust, Series 2008-A2, Class A2	1.315%	(c)	01/23/20	1,900	1,958,659
Citibank Credit Card Issuance Trust, Series 2013-A2, Class A2	0.444%	(c)	05/24/18	1,000	995,333
Discover Card Execution Note Trust, Series 2012-A3, Class A3	0.860%		11/15/17	435	436,760
Discover Card Execution Note Trust, Series 2012-A5, Class A5	0.367%	(c)	01/15/18	537	537,033
Discover Card Execution Note Trust, Series 2013-A3, Class A3	0.347%	(c)	10/15/18	1,000	998,373
Enterprise Fleet Financing LLC, Series 2013-2, Class A2, 144A	1.060%		03/20/19	2,000	2,003,260
Fifth Third Auto Trust, Series 2013-1, Class A2	0.590%		03/15/16	2,000	2,000,632
Ford Credit Auto Owner Trust, Series 2011-B, Class B	2.270%		01/15/17	300	308,216
Ford Credit Auto Owner Trust, Series 2012-B, Class A3	0.720%		12/15/16	86	85,795
Ford Credit Auto Owner Trust, Series 2012-C, Class A2	0.470%		04/15/15	25	25,331
Ford Credit Auto Owner Trust, Series 2012-D, Class A3	0.510%		04/15/17	700	700,772
Ford Credit Auto Owner Trust, Series 2013-C, Class A2	0.550%		04/15/16	3,200	3,201,299

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Non-Residential Mortgage-Backed Securities (continued)
Ford Credit Floorplan Master Owner Trust, Series 2013-1, Class A2	0.547%	(c)	01/15/18	$500	$500,618
GE Dealer Floorplan Master Note Trust, Series 2012-4, Class A	0.607%	(c)	10/20/17	500	500,409
GE Dealer Floorplan Master Note Trust, Series 2013-1, Class A	0.567%	(c)	04/20/18	800	800,557
GE Equipment Midticket LLC, Series 2012-1, Class A2	0.470%		01/22/15	121	120,514
GE Equipment Small Ticket LLC, Series 2012-1A, Class A2, 144A	0.850%		11/21/14	25	25,398
GE Equipment Small Ticket LLC, Series 2013-1A, Class A2, 144A	0.730%		01/25/16	3,400	3,403,641
Honda Auto Receivables Owner Trust, Series 2012-1, Class A3	0.770%		01/15/16	42	41,866
Honda Auto Receivables Owner Trust, Series 2012-2, Class A2	0.560%		11/17/14	3	3,405
Honda Auto Receivables Owner Trust, Series 2013-2, Class A3	0.530%		02/16/17	800	799,740
Honda Auto Receivables Owner Trust, Series 2013-3, Class A3	0.770%	(c)	05/15/17	1,900	1,906,409
MBNA Credit Card Master Note Trust, Series 2004-C2, Class C2	1.067%	(c)	11/15/16	1,000	1,002,195
Mercedes-Benz Auto Lease Trust, Series 2013-A, Class A2	0.490%		06/15/15	800	800,139
Mercedes-Benz Auto Receivables Trust (Germany), Series 2013-1, Class A2	0.500%		03/15/16	3,500	3,501,400
MMAF Equipment Finance LLC, Series 2013-AA, Class A2, 144A	0.690%		05/09/16	2,000	2,000,756
Nissan Auto Receivables Owner Trust, Series 2012-A, Class A3	0.730%		05/15/16	45	45,334
Nissan Auto Receivables Owner Trust, Series 2013-B, Class A2	0.520%		04/15/16	3,300	3,302,680
Nissan Master Owner Trust Receivables, Series 2013-A, Class A	0.467%	(c)	02/15/18	775	774,833
Santander Drive Auto Receivables Trust, Series 2013-4, Class A2	0.890%		09/15/16	1,063	1,064,596
Volkswagen Auto Lease Trust, Series 2013-A, Class A2A	0.630%		12/20/15	3,500	3,501,922
World Omni Auto Receivables Trust, Series 2012-B, Class A2	0.430%		11/15/15	204	203,739
World Omni Automobile Lease Securitization Trust, Series 2012-A, Class A2	0.710%		01/15/15	28	27,897

TOTAL ASSET-BACKED SECURITIES (cost $65,600,745)					65,501,739

COMMERCIAL MORTGAGE-BACKED SECURITIES — 17.7%
Banc of America Commercial Mortgage Trust, Series 2005-3, Class A4	4.668%		07/10/43	5,603	5,861,433
Banc of America Commercial Mortgage Trust, Series 2006-2, Class A4	5.734%	(c)	05/10/45	700	763,456
Banc of America Commercial Mortgage Trust, Series 2006-6, Class A3	5.369%		10/10/45	50	51,092
Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A4	5.405%	(c)	12/11/40	60	63,657
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A3	5.736%		06/11/50	44	44,891

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5	5.617%		10/15/48	$100	$108,970
Commercial Mortgage Pass-Through Certificates, Series 2013-CR6, Class A2	2.122%		03/10/46	3,100	3,094,271
Commercial Mortgage Pass-Through Certificates, Series 2013-CR8, Class A2	2.367%		06/10/46	6,900	6,922,411
Commercial Mortgage Trust, Series 2005-GG3, Class A4	4.799%	(c)	08/10/42	7,635	7,833,350
Commercial Mortgage Trust, Series 2005-GG5, Class A5	5.224%	(c)	04/10/37	14,138	14,909,624
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C1, Class A4	5.014%	(c)	02/15/38	7,789	8,011,376
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C5, Class A4	5.100%	(c)	08/15/38	630	661,353
FHLMC Multifamily Structured Pass-Through Certificates, Series K008, Class A2	3.531%		06/25/20	50	52,023
FHLMC Multifamily Structured Pass-Through Certificates, Series K012, Class A2	4.186%	(c)	12/25/20	1,060	1,135,185
FHLMC Multifamily Structured Pass-Through Certificates, Series K029, Class A2	3.320%	(c)	02/25/23	4,000	3,956,196
FHLMC Multifamily Structured Pass-Through Certificates, Series KSMC, Class A2	2.615%		01/25/23	6,800	6,339,769
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A	4.751%		07/10/39	3,687	3,819,234
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4	5.553%	(c)	04/10/38	130	139,985
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4	5.560%		11/10/39	1,520	1,666,653
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4	5.200%	(c)	12/15/44	11,450	12,199,254
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A2	5.791%	(c)	06/15/49	80	80,907
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A3	5.927%	(c)	02/15/51	50	50,308
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Class A3	2.475%		12/15/47	600	583,143
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2013-C12, Class A3	3.272%		07/15/45	2,500	2,512,538
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2013-C13, Class A2	2.665%		01/15/46	5,400	5,476,869
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class A4	5.047%	(c)	07/12/38	2,225	2,347,771
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4	5.676%	(c)	05/12/39	150	162,927
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4	5.886%	(c)	06/12/46	300	327,685
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A3	5.172%	(c)	12/12/49	750	813,118
Morgan Stanley Capital I Trust, Series 2005-IQ9, Class A5	4.700%		07/15/56	47	47,817
Morgan Stanley Capital I Trust, Series 2012-C4, Class A2	2.111%		03/15/45	8,100	8,183,924
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A3	3.058%		05/10/63	155	155,707
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class A2	2.804%		01/10/45	1,000	1,039,965
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A4	5.289%	(c)	12/15/44	1,000	1,064,501

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A5	5.416%	(c)	01/15/45	$500	$538,618
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A5	5.724%	(c)	05/15/43	300	328,010
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4	5.572%		10/15/48	500	547,198
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4	5.308%		11/15/48	1,560	1,704,915
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4	5.924%	(c)	02/15/51	100	109,063
WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class A2	1.765%		12/15/45	500	495,068

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $105,392,187)					104,204,235

CORPORATE BONDS — 14.8%
Aerospace & Defense
Precision Castparts Corp., Sr. Unsec’d. Notes	2.500%		01/15/23	75	67,949

Automotive — 0.3%
Cummins, Inc., Sr. Unsec’d. Notes	3.650%		10/01/23	455	448,888
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.375%		01/16/18	200	201,992
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	8.125%		01/15/20	800	1,000,360

					1,651,240

Banking — 6.6%
American Express Co., Sr. Unsec’d. Notes	1.550%		05/22/18(h)	390	380,796
American Express Co., Sr. Unsec’d. Notes	2.650%		12/02/22(h)	3,435	3,186,560
American Express Co., Sr. Unsec’d. Notes	2.800%		09/19/16	55	57,468
Bank of America Corp., Sr. Unsec’d. Notes	3.300%		01/11/23	2,210	2,091,250
Bank of America Corp., Sr. Unsec’d. Notes	5.700%		01/24/22	700	792,298
Bank of Nova Scotia (Canada), Covered Bonds, 144A	1.650%		10/29/15	2,315	2,360,374
Bank of Nova Scotia (Canada), Covered Bonds, 144A	2.150%		08/03/16	8,650	8,908,747
Citigroup, Inc., Sr. Unsec’d. Notes	3.375%		03/01/23	3,310	3,146,205
Citigroup, Inc., Sr. Unsec’d. Notes	4.500%		01/14/22	325	344,406
Citigroup, Inc., Sub. Notes	5.500%		09/13/25	1,010	1,063,771
Discover Bank, Sr. Unsec’d. Notes	2.000%		02/21/18	600	589,298
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%		01/24/22	750	844,266
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	5.375%		03/15/20	3,525	3,920,255
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	4.000%		03/30/22	100	102,785
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	4.875%		01/14/22	50	53,956
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.250%		09/23/22	775	742,699
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.500%		01/24/22	50	52,887
JPMorgan Chase & Co., Sub. Notes	3.375%		05/01/23(h)	2,840	2,646,880
Morgan Stanley, Sr. Unsec’d. Notes	5.500%		07/28/21	425	474,920
Morgan Stanley, Sr. Unsec’d. Notes	5.750%		01/25/21	325	367,661
Morgan Stanley, Sub. Notes	4.100%		05/22/23	1,475	1,427,433
Morgan Stanley, Sub. Notes	4.875%		11/01/22	1,690	1,729,987
PNC Bank NA, Sub. Notes	2.950%		01/30/23	250	230,078
Wells Fargo & Co., Sub. Notes	3.450%		02/13/23	370	349,811

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Banking (continued)
Westpac Banking Corp. (Australia), Covered Bonds, 144A	1.850%	11/26/18	$3,000	$2,946,300

				38,811,091

Cable — 0.3%
Comcast Corp., Gtd. Notes	3.125%	07/15/22	50	47,715
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	3.800%	03/15/22	50	48,032
NBCUniversal Enterprise, Inc., Gtd. Notes, 144A	1.974%	04/15/19	175	171,181
NBCUniversal Media LLC, Gtd. Notes	2.875%	01/15/23	1,665	1,541,417
Time Warner Cable, Inc., Gtd. Notes	4.000%	09/01/21	5	4,644

				1,812,989

Capital Goods
John Deere Capital Corp., Sr. Unsec’d. Notes	2.800%	01/27/23	50	46,722

Chemicals — 0.9%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	3.150%	10/01/22	15	13,747
CF Industries, Inc., Gtd. Notes	7.125%	05/01/20	175	205,125
Dow Chemical Co. (The), Sr. Unsec’d. Notes	3.000%	11/15/22	150	139,896
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.250%	11/15/20	3,620	3,855,810
EI du Pont de Nemours & Co., Sr. Unsec’d. Notes	4.625%	01/15/20	669	730,290
LYB International Finance BV (Netherlands), Gtd. Notes	4.000%	07/15/23	645	636,650

				5,581,518

Electric — 0.2%
Nextera Energy Capital Holdings, Inc., Gtd. Notes	3.625%	06/15/23	1,535	1,439,750

Energy - Integrated — 0.6%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	1.375%	05/10/18	345	334,839
BP Capital Markets PLC (United Kingdom), Gtd. Notes	3.245%	05/06/22	50	48,463
BP Capital Markets PLC (United Kingdom), Gtd. Notes	4.500%	10/01/20	2,000	2,160,830
Chevron Corp., Sr. Unsec’d. Notes	2.355%	12/05/22(h)	135	122,794
Chevron Corp., Sr. Unsec’d. Notes	2.427%	06/24/20(h)	235	228,669
Chevron Corp., Sr. Unsec’d. Notes	3.191%	06/24/23(h)	275	263,987
Suncor Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.100%	06/01/18	275	317,888

				3,477,470

Energy - Other — 0.4%
Cameron International Corp., Sr. Unsec’d. Notes	3.600%	04/30/22	350	342,930
National Oilwell Varco, Inc., Sr. Unsec’d. Notes	2.600%	12/01/22	295	271,490
Noble Energy, Inc., Sr. Unsec’d. Notes	4.150%	12/15/21	550	565,537
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	7.500%	01/15/20	800	969,973
Weatherford International Ltd., Gtd. Notes	5.125%	09/15/20	50	53,713

				2,203,643

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Foods
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	2.500%	07/15/22	$80	$73,997

Healthcare & Pharmaceutical — 1.1%
AbbVie, Inc., Sr. Unsec’d. Notes	2.000%	11/06/18	325	321,493
Actavis, Inc., Sr. Unsec’d. Notes	3.250%	10/01/22	25	23,319
Amgen, Inc., Sr. Unsec’d. Notes	3.625%	05/15/22	50	49,533
Baxter International, Inc., Sr. Unsec’d. Notes	3.200%	06/15/23	925	883,698
Merck & Co., Inc., Sr. Unsec’d. Notes	2.800%	05/18/23	3,420	3,166,181
Mylan, Inc., Gtd. Notes, 144A	1.800%	06/24/16	225	229,378
Pfizer, Inc., Sr. Unsec’d. Notes	3.000%	06/15/23(h)	1,645	1,545,594
Teva Pharmaceutical Finance Co. BV (Israel), Gtd. Notes	2.950%	12/18/22	145	131,279

				6,350,475

Healthcare Insurance — 0.3%
Aetna, Inc., Sr. Unsec’d. Notes	2.750%	11/15/22	175	161,201
Aetna, Inc., Sr. Unsec’d. Notes	3.950%	09/01/20	1,350	1,411,407
WellPoint, Inc., Sr. Unsec’d. Notes	3.300%	01/15/23	25	23,330

				1,595,938

Insurance — 1.4%
Allstate Corp. (The), Sr. Unsec’d. Notes	3.150%	06/15/23	740	701,775
American International Group, Inc., Sr. Unsec’d. Notes	4.875%	06/01/22	2,700	2,902,022
American International Group, Inc., Sr. Unsec’d. Notes	6.400%	12/15/20	1,000	1,181,861
Hartford Financial Services Group, Inc., Sr. Unsec’d. Notes	5.125%	04/15/22	1,300	1,415,974
Liberty Mutual Group, Inc., Gtd. Notes, 144A	4.250%	06/15/23	500	482,766
Lincoln National Corp., Sr. Unsec’d. Notes	4.850%	06/24/21	1,400	1,503,744
Principal Financial Group, Inc., Gtd. Notes	3.125%	05/15/23	150	139,205
Principal Financial Group, Inc., Gtd. Notes	3.300%	09/15/22	20	19,042
Swiss Re Treasury (US) Corp., Gtd. Notes, 144A	2.875%	12/06/22	55	50,644

				8,397,033

Media & Entertainment — 0.2%
21st Century Fox America, Inc., Gtd. Notes, 144A	4.000%	10/01/23	745	736,328
Viacom, Inc., Sr. Unsec’d. Notes	3.125%	06/15/22	50	46,190
Walt Disney Co. (The), Sr. Unsec’d. Notes	2.350%	12/01/22	210	190,803

				973,321

Non-Captive Finance — 0.6%
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	3.100%	01/09/23	3,665	3,477,198
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	4.650%	10/17/21	5	5,447

				3,482,645

Pipelines & Other — 0.2%
Enterprise Products Operating LLC, Gtd. Notes	3.350%	03/15/23	500	474,956
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	3.500%	09/01/23	350	321,364

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Pipelines & Other (continued)
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.250%	02/01/21	$215	$222,627

				1,018,947

Retailers — 0.1%
Costco Wholesale Corp., Sr. Unsec’d. Notes	1.125%	12/15/17	530	520,677

Road & Rail — 0.4%
United Parcel Service, Inc., Sr. Unsec’d. Notes	5.125%	04/01/19	2,250	2,559,148

Technology — 0.5%
Apple, Inc., Sr. Unsec’d. Notes	2.400%	05/03/23	2,310	2,077,177
Oracle Corp., Sr. Unsec’d. Notes	3.625%	07/15/23	630	624,939

				2,702,116

Telecommunications — 0.7%
AT&T, Inc., Sr. Unsec’d. Notes	3.000%	02/15/22	50	47,108
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.150%	09/15/23	3,720	3,994,134

				4,041,242

TOTAL CORPORATE BONDS (cost $88,249,717)				86,807,911

NON-CORPORATE FOREIGN AGENCIES — 4.6%
African Development Bank (Supranational Bank), Sr. Unsec’d. Notes	3.000%	05/27/14	2,624	2,652,864
Asian Development Bank (Supranational Bank), Sr. Unsec’d. Notes	1.750%	09/11/18	4,360	4,360,719
Asian Development Bank (Supranational Bank), Sr. Unsec’d. Notes	4.250%	10/20/14	150	154,785
Bank Nederlandse Gemeenten (Netherlands), Sr. Unsec’d. Notes, RegS	1.500%	03/28/14	1,530	1,534,266
Caisse d’Amortissement de la Dette Sociale (France), Sr. Unsec’d. Notes	3.500%	07/01/14	127	128,980
Caisse d’Amortissement de la Dette Sociale (France), Sr. Unsec’d. Notes, MTN, RegS	1.625%	03/17/14	136	136,326
European Bank for Reconstruction & Development (Supranational Bank), Sr. Unsec’d. Notes	5.000%	05/19/14	137	139,404
European Investment Bank (Supranational Bank), Sr. Unsec’d. Notes	1.500%	05/15/14	104	104,480
European Investment Bank (Supranational Bank), Sr. Unsec’d. Notes	3.000%	04/08/14	754	759,558
European Investment Bank (Supranational Bank), Sr. Unsec’d. Notes	4.625%	05/15/14	404	410,512
European Investment Bank (Supranational Bank), Sr. Unsec’d. Notes	4.750%	10/15/14	388	401,536
European Investment Bank (Supranational Bank), Sr. Unsec’d. Notes	5.125%	04/15/14	180	182,445
Export Development Canada (Canada), Sr. Unsec’d. Notes	1.500%	10/03/18	5,260	5,207,663
Inter-American Development Bank (Supranational Bank), Notes	0.500%	05/29/14	250	250,012
Inter-American Development Bank (Supranational Bank), Sr. Unsec’d. Notes, MTN	0.500%	08/17/15	340	340,714

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

NON-CORPORATE FOREIGN AGENCIES (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Inter-American Development Bank (Supranational Bank), Unsec’d. Notes	3.000%	04/22/14	$416	$419,478
Kommunalbanken AS (Norway), Sr. Unsec’d. Notes, 144A	1.125%	05/23/18	6,346	6,164,504
Landwirtschaftliche Rentenbank (Germany), Gov’t. Gtd. Notes	4.875%	01/10/14	125	125,098
Royal Bank of Canada (Canada), Covered Bonds	2.000%	10/01/18	3,165	3,148,574
Societe de Financement de l’Economie Francaise (France), Gov’t. Gtd. Notes, 144A	3.375%	05/05/14	250	252,550
Societe de Financement de l’Economie Francaise (France), Gov’t. Gtd. Notes, RegS	2.875%	09/22/14	100	101,820
Statoil ASA (Norway), Gtd. Notes	2.450%	01/17/23	125	113,939

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $27,290,748)				27,090,227

SOVEREIGNS — 3.9%
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, 144A	0.500%	03/21/16	2,400	2,393,808
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, 144A	1.375%	03/07/14	730	731,533
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, MTN, RegS	0.875%	09/14/15	300	301,673
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, MTN, RegS	2.750%	03/05/15	1,400	1,436,568
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, MTN, RegS	2.875%	09/15/14	600	610,079
Canada Government International Bond (Canada), Sr. Unsec’d. Notes	0.875%	02/14/17	2,200	2,200,037
Canada Government International Bond (Canada), Sr. Unsec’d. Notes	2.375%	09/10/14	3,000	3,044,460
Denmark Government International Bond (Denmark), Sr. Unsec’d. Notes, 144A	0.625%	05/22/15	550	551,457
Denmark Government International Bond (Denmark), Sr. Unsec’d. Notes, MTN, 144A	0.375%	04/25/16	1,600	1,590,560
Finland Government International Bond (Finland), Sr. Unsec’d. Notes, RegS	2.250%	03/17/16	2,530	2,618,550
Kingdom of Sweden (Sweden), Notes, MTN, 144A	0.375%	12/22/15	300	299,685
Kingdom of Sweden (Sweden), Sr. Unsec’d. Notes, MTN, RegS	0.375%	05/18/15	2,240	2,241,183
Kingdom of Sweden (Sweden), Sr. Unsec’d. Notes, RegS	1.000%	06/03/14	400	401,310
Netherlands Government Bond (Netherlands), Sr. Unsec’d. Notes, 144A	0.250%	09/12/15	640	637,456
Netherlands Government Bond (Netherlands), Sr. Unsec’d. Notes, RegS	0.250%	09/12/15	1,300	1,296,129
Province of British Columbia (Canada), Sr. Unsec’d. Notes	2.000%	10/23/22	440	394,944
Republic of Austria (Austria), Sr. Unsec’d. Notes, MTN, RegS	1.750%	06/17/16	1,500	1,539,210
Spain Government International Bond (Spain), Sr. Unsec’d. Notes, MTN, 144A	4.000%	03/06/18	500	508,250

TOTAL SOVEREIGNS (cost $22,902,182)				22,796,892

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

U.S. GOVERNMENT AGENCY OBLIGATIONS — 23.2%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Federal Home Loan Banks	0.375%		08/28/15	$695	$695,430
Federal Home Loan Banks	1.000%		06/21/17(h)	1,545	1,540,181
Federal Home Loan Mortgage Corp.	0.500%		04/17/15(h)	800	802,618
Federal Home Loan Mortgage Corp.	1.375%		05/01/20	14,810	13,884,582
Federal Home Loan Mortgage Corp.	2.375%		01/13/22(h)	46,135	44,103,445
Federal National Mortgage Assoc	0.875%		05/21/18(h)	12,060	11,665,783
Federal National Mortgage Assoc	1.625%		11/27/18	3,215	3,188,180
Federal National Mortgage Assoc	1.875%		09/18/18	6,975	7,020,916
Financing Corp., Strips Principal, Series 4-P	1.398%	(s)	10/06/17	4,740	4,466,052
Financing Corp., Strips Principal, Series D-P	3.739%	(s)	09/26/19	2,760	2,383,070
Government National Mortgage Association	3.500%		05/20/43	10,015	10,118,506
Hashemite Kingdom of Jordan, USAID Bond (Jordan), U.S. Gov’t. Gtd. Notes	2.503%		10/30/20	1,350	1,322,249
Israel Government USAID Bond, U.S. Gov’t. Gtd. Notes	1.820%	(s)	09/15/20	8,085	6,697,881
Israel Government USAID Bond, U.S. Gov’t. Gtd. Notes	5.500%		09/18/23-04/26/24	6,481	7,482,712
Residual Funding Corp. Strips Principal	1.598%	(s)	07/15/20	115	95,976
Residual Funding Corp. Strips Principal	3.845%	(s)	10/15/19	23,035	20,001,636
Tennessee Valley Authority, Sr. Unsec’d. Notes	3.875%		02/15/21	500	527,966

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $140,082,706)					135,997,183

U.S. TREASURY OBLIGATIONS — 21.1%
U.S. Treasury Bonds	2.875%		05/15/43	3,190	2,585,396
U.S. Treasury Bonds	3.625%		08/15/43(k)	6,915	6,530,353
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%		04/15/18	9,932	10,130,202
U.S. Treasury Inflation Indexed Bonds, TIPS	0.375%		07/15/23	2,389	2,303,753
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625%		02/15/43	589	453,056
U.S. Treasury Notes	0.625%		04/30/18	3,865	3,727,309
U.S. Treasury Notes	0.875%		07/31/19(h)	25,520	24,030,678
U.S. Treasury Notes	1.250%		11/30/18	3,285	3,214,681
U.S. Treasury Notes	1.500%		12/31/18	15,235	15,063,606
U.S. Treasury Notes	2.375%		12/31/20	18,855	18,781,352
U.S. Treasury Notes	2.750%		11/15/23	12,715	12,438,843
U.S. Treasury Notes	3.750%		11/15/43	910	879,571
U.S. Treasury Notes	4.250%		11/15/17	1,750	1,948,516
U.S. Treasury Strips Coupon	2.749%	(s)	02/15/25	20	13,678
U.S. Treasury Strips Coupon	2.750%	(s)	08/15/21	9,120	7,407,063
U.S. Treasury Strips Principal	2.171%	(s)	02/15/22	16,680	13,236,731
U.S. Treasury Strips Principal	7.123%	(s)	05/15/43	3,410	1,001,310

TOTAL U.S. TREASURY OBLIGATIONS (cost $125,478,488)					123,746,098

TOTAL LONG-TERM INVESTMENTS (cost $574,996,773)					566,144,285

				Shares
SHORT-TERM INVESTMENTS — 8.2%
AFFILIATED MONEY MARKET MUTUAL FUND — 8.2%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $48,131,059)(w)(Note 4)				48,131,059	48,131,059

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

	Counterparty	Notional Amount (000)#	Value (Note 2)
OPTIONS PURCHASED*
Call Options
Interest Rate Swap Options,
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 04/24/14	Barclays Capital Group	$19,170	$193
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 04/24/14	Citigroup Global Markets	23,490	237
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 04/24/14	Citigroup Global Markets	23,490	237

TOTAL OPTIONS PURCHASED (cost $70,044)			667

TOTAL SHORT-TERM INVESTMENTS (cost $48,201,103)			48,131,726

TOTAL INVESTMENTS — 104.7% (cost $623,197,876)			614,276,011
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (4.7)%			(27,636,730)

NET ASSETS — 100.0%			$586,639,281

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
AID	Agency for International Development
FHLMC	Federal Home Loan Mortgage Corporation
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
TIPS	Treasury Inflation-Protected Securities

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2013.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(s)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts open at December 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Long Positions:
109	90 Day Euro Dollar	Sep. 2016	$26,771,817	$26,690,012	$(81,805)
12	U.S. Long Bonds	Mar. 2014	1,540,517	1,539,750	(767)

					(82,572)

Short Positions:
285	90 Day Euro Dollar	Mar. 2014	71,060,615	71,054,062	6,553
109	90 Day Euro Dollar	Sep. 2015	27,025,241	27,012,925	12,316
353	2 Year U.S. Treasury Notes	Mar. 2014	77,719,575	77,593,813	125,762
100	10 Year U.S. Treasury Notes	Mar. 2014	12,475,579	12,304,687	170,892
111	U.S. Ultra Bonds	Mar. 2014	15,430,628	15,123,750	306,878

					622,401

					$539,829

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest rate swap agreements outstanding at December 31, 2013:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
$790	07/03/14	0.553%	3 month LIBOR(1)	$2,839	$—	$2,839	Bank of Nova Scotia
550	12/04/14	0.371%	3 month LIBOR(2)	(401)	—	(401)	Morgan Stanley
2,275	12/03/15	0.450%	3 month LIBOR(2)	82	—	82	Citigroup Global Markets
3,870	12/04/15	0.444%	3 month LIBOR(2)	653	—	653	Morgan Stanley
190	03/22/16	0.535%	3 month LIBOR(2)	(218)	—	(218)	Citigroup Global Markets
19,600	08/31/16	0.544%	3 month LIBOR(2)	60,527	—	60,527	Morgan Stanley
990	11/30/16	0.935%	3 month LIBOR(2)	(3,551)	—	(3,551)	JPMorgan Chase
990	11/30/16	0.936%	3 month LIBOR(2)	(3,569)	—	(3,569)	JPMorgan Chase
165	01/27/17	1.138%	3 month LIBOR(2)	(1,914)	—	(1,914)	Bank of Nova Scotia
960	03/29/17	1.267%	3 month LIBOR(2)	(12,119)	—	(12,119)	Bank of Nova Scotia
500	04/13/17	1.168%	3 month LIBOR(1)	3,765	—	3,765	Bank of Nova Scotia
585	07/16/17	0.847%	3 month LIBOR(2)	3,714	—	3,714	Bank of Nova Scotia
2,170	08/31/17	0.751%	3 month LIBOR(2)	28,805	—	28,805	Bank of Nova Scotia
750	09/25/17	0.820%	3 month LIBOR(2)	9,392	—	9,392	Bank of Nova Scotia
580	09/28/17	0.795%	3 month LIBOR(1)	(7,894)	—	(7,894)	Credit Suisse First Boston Corp.
300	10/22/17	0.883%	3 month LIBOR(2)	3,802	—	3,802	Bank of Nova Scotia
900	11/06/17	0.844%	3 month LIBOR(2)	13,798	—	13,798	Citigroup Global Markets
1,400	11/09/17	0.774%	3 month LIBOR(2)	25,596	—	25,596	Bank of Nova Scotia
3,500	11/15/17	0.762%	3 month LIBOR(2)	67,352	—	67,352	Morgan Stanley
1,680	12/04/17	0.756%	3 month LIBOR(2)	35,183	—	35,183	Morgan Stanley
1,200	12/20/17	0.868%	3 month LIBOR(2)	21,296	—	21,296	Morgan Stanley
7,930	02/08/18	0.956%	3 month LIBOR(2)	112,103	—	112,103	Citigroup Global Markets
438	05/17/18	0.989%	3 month LIBOR(2)	9,469	—	9,469	Credit Suisse First Boston Corp.
33,908	06/10/18	1.205%	3 month LIBOR(2)	483,002	—	483,002	UBS AG
35	02/21/19	1.573%	3 month LIBOR(2)	292	—	292	Citigroup Global Markets
650	05/14/19	1.538%	3 month LIBOR(1)	(12,350)	—	(12,350)	Bank of Nova Scotia
490	08/06/19	1.211%	3 month LIBOR(2)	19,387	—	19,387	Bank of Nova Scotia
900	10/09/19	1.221%	3 month LIBOR(2)	41,426	—	41,426	Morgan Stanley
200	10/11/19	1.220%	3 month LIBOR(2)	9,264	—	9,264	Bank of Nova Scotia
1,300	11/29/19	1.200%	3 month LIBOR(1)	(68,354)	—	(68,354)	Morgan Stanley
2,900	12/03/19	1.179%	3 month LIBOR(2)	157,172	—	157,172	Bank of Nova Scotia
700	12/12/19	1.153%	3 month LIBOR(2)	39,645	—	39,645	Bank of Nova Scotia
9,300	04/10/20	1.358%	3 month LIBOR(2)	481,873	—	481,873	Bank of Nova Scotia
3,300	04/16/20	1.359%	3 month LIBOR(2)	172,908	—	172,908	JPMorgan Chase
1,365	04/17/20	1.330%	3 month LIBOR(1)	(74,111)	—	(74,111)	Bank of Nova Scotia
7,235	09/15/20	1.583%	3 month LIBOR(2)	343,676	—	343,676	UBS AG
7,930	01/13/22	1.846%	3 month LIBOR(2)	464,107	—	464,107	Citigroup Global Markets
60	01/24/22	2.113%	3 month LIBOR(2)	2,311	—	2,311	Bank of Nova Scotia
35	02/02/22	1.914%	3 month LIBOR(2)	1,938	—	1,938	Citigroup Global Markets
30	02/17/22	2.018%	3 month LIBOR(2)	1,462	—	1,462	Bank of Nova Scotia
25	02/21/22	2.105%	3 month LIBOR(2)	1,054	—	1,054	JPMorgan Chase
15	02/21/22	2.100%	3 month LIBOR(2)	639	—	639	JPMorgan Chase
160	05/15/22	1.988%	3 month LIBOR(2)	9,794	—	9,794	JPMorgan Chase
540	05/18/22	1.951%	3 month LIBOR(1)	(34,747)	—	(34,747)	Morgan Stanley
450	06/07/22	1.771%	3 month LIBOR(1)	(36,307)	—	(36,307)	Bank of Nova Scotia
120	06/11/22	1.843%	3 month LIBOR(2)	9,073	—	9,073	Bank of Nova Scotia
700	08/02/22	1.590%	3 month LIBOR(1)	(65,562)	—	(65,562)	Bank of Nova Scotia

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest rate swap agreements outstanding at December 31, 2013 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$300	08/29/22	1.777%	3 month LIBOR(2)	$24,236	$—	$24,236	Citigroup Global Markets
220	09/11/22	1.833%	3 month LIBOR(2)	17,077	—	17,077	Bank of Nova Scotia
1,400	09/12/22	1.790%	3 month LIBOR(1)	(113,739)	—	(113,739)	Bank of Nova Scotia
1,650	09/27/22	1.728%	3 month LIBOR(1)	(145,296)	—	(145,296)	Bank of Nova Scotia
2,600	10/25/22	1.801%	3 month LIBOR(1)	(222,442)	—	(222,442)	Credit Suisse First Boston Corp.
1,800	11/15/22	1.640%	3 month LIBOR(2)	182,269	—	182,269	Barclays Capital Group
9,500	11/20/22	1.631%	3 month LIBOR(1)	(974,371)	—	(974,371)	Barclays Capital Group
1,400	01/03/23	1.750%	3 month LIBOR(1)	(124,892)	—	(124,892)	Citigroup Global Markets
2,000	01/31/23	2.020%	3 month LIBOR(1)	(137,046)	—	(137,046)	Barclays Capital Group
1,900	02/04/23	2.048%	3 month LIBOR(1)	(126,966)	—	(126,966)	Barclays Capital Group
3,400	02/25/23	2.053%	3 month LIBOR(1)	(233,515)	—	(233,515)	Morgan Stanley
5,000	02/26/23	2.050%	3 month LIBOR(1)	(344,708)	—	(344,708)	Barclays Capital Group
6,100	04/18/23	1.890%	3 month LIBOR(1)	(542,083)	—	(542,083)	JPMorgan Chase
800	05/17/23	2.073%	3 month LIBOR(1)	(60,961)	—	(60,961)	Morgan Stanley
11,400	05/28/23	2.158%	3 month LIBOR(1)	(799,271)	—	(799,271)	Bank of Nova Scotia
29,450	05/29/23	2.150%	3 month LIBOR(1)	(2,085,434)	—	(2,085,434)	Morgan Stanley
28,000	06/10/23	2.267%	3 month LIBOR(2)	1,738,612	—	1,738,612	UBS AG
133,200	12/31/23	0.000%	3 month LIBOR(1)	(7,590,195)	—	(7,590,195)	Morgan Stanley
121,000	12/31/23	0.000%	3 month LIBOR(1)	(7,448,446)	—	(7,448,446)	Morgan Stanley
67,300	12/31/23	0.000%	3 month LIBOR(1)	(4,172,010)	—	(4,172,010)	Barclays Capital Group
18,200	12/31/23	0.000%	3 month LIBOR(1)	(1,114,897)	—	(1,114,897)	Citigroup Global Markets
11,800	12/31/23	0.000%	3 month LIBOR(1)	(1,128,156)	—	(1,128,156)	Credit Suisse First Boston Corp.
10,900	12/31/23	0.000%	3 month LIBOR(1)	(968,175)	—	(968,175)	Citigroup Global Markets
10,600	12/31/23	0.000%	3 month LIBOR(1)	(1,231,164)	—	(1,231,164)	Morgan Stanley
5,000	12/31/23	2.355%	3 month LIBOR(1)	(235,255)	—	(235,255)	Barclays Capital Group
3,850	12/31/23	0.000%	3 month LIBOR(1)	(16,656)	—	(16,656)	Citigroup Global Markets
3,750	12/31/23	0.000%	3 month LIBOR(1)	(305,622)	—	(305,622)	JPMorgan Chase
2,930	12/31/23	0.000%	3 month LIBOR(1)	(22,060)	—	(22,060)	Citigroup Global Markets
2,000	12/31/23	0.000%	3 month LIBOR(1)	(222,207)	—	(222,207)	JPMorgan Chase
1,500	12/31/23	0.000%	3 month LIBOR(1)	(162,456)	—	(162,456)	Barclays Capital Group
1,400	12/31/23	0.000%	3 month LIBOR(1)	(63,249)	—	(63,249)	Barclays Capital Group
1,100	12/31/23	0.000%	3 month LIBOR(1)	(86,816)	—	(86,816)	Barclays Capital Group
800	12/31/23	0.000%	3 month LIBOR(1)	(40,854)	—	(40,854)	Barclays Capital Group
550	12/31/23	0.000%	3 month LIBOR(2)	(27,666)	—	(27,666)	Citigroup Global Markets
430	12/31/23	0.000%	3 month LIBOR(1)	(25,566)	—	(25,566)	Barclays Capital Group
355	12/31/23	0.000%	3 month LIBOR(1)	(17,889)	—	(17,889)	Citigroup Global Markets
245	03/09/27	2.480%	3 month LIBOR(1)	(25,025)	—	(25,025)	Bank of Nova Scotia
400	05/17/27	2.360%	3 month LIBOR(1)	(49,501)	—	(49,501)	Bank of Nova Scotia
420	07/17/27	2.028%	3 month LIBOR(1)	(66,511)	—	(66,511)	Bank of Nova Scotia

				$(26,652,604)	$—	$(26,652,604)

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements:
$8,650	06/28/16	0.847%	3 month LIBOR(2)	$—	$(40,433)	$(40,433)
18,840	02/28/18	1.649%	3 month LIBOR(2)	235	(172,683)	(172,918)
346	08/02/18	1.614%	3 month LIBOR(2)	—	(14)	(14)
2,600	08/16/18	1.641%	3 month LIBOR(2)	162	(1,433)	(1,595)
15,300	09/16/18	1.861%	3 month LIBOR(2)	219	(137,006)	(137,225)
11,000	09/18/18	1.724%	3 month LIBOR(2)	200	(28,191)	(28,391)
33,850	09/19/18	1.781%	3 month LIBOR(2)	302	(174,451)	(174,753)
14,000	10/03/18	1.566%	3 month LIBOR(1)	213	(77,513)	(77,726)
1,935	11/27/18	1.592%	3 month LIBOR(2)	159	14,753	14,594
16,700	12/10/18	1.560%	3 month LIBOR(1)	225	(165,347)	(165,572)
4,750	07/29/20	2.205%	3 month LIBOR(1)	—	(44,676)	(44,676)
14,125	08/31/20	2.219%	3 month LIBOR(2)	235	140,850	140,615

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest rate swap agreements outstanding at December 31, 2013 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements (continued)
$10,915	08/31/20	2.220%	3 month LIBOR(2)	$215	$108,170	$107,955
10,340	08/31/20	2.085%	3 month LIBOR(2)	212	191,184	190,972
3,010	08/31/20	2.490%	3 month LIBOR(2)	168	(21,949)	(22,117)
117,300	09/09/20	2.613%	3 month LIBOR(2)	854	(1,663,510)	(1,664,364)
2,845	01/13/22	2.457%	3 month LIBOR(2)	167	58,846	58,679
1,490	01/22/22	2.785%	3 month LIBOR(2)	159	(5,046)	(5,205)
2,475	01/31/22	2.505%	3 month LIBOR(2)	165	44,285	44,120
18,200	06/17/23	2.383%	3 month LIBOR(1)	—	(976,160)	(976,160)
50,000	06/27/23	2.746%	3 month LIBOR(1)	—	(1,132,815)	(1,132,815)
9,400	07/10/23	2.955%	3 month LIBOR(1)	86	(48,855)	(48,941)
11,665	08/05/23	4.210%	3 month LIBOR(1)	—	(162,106)	(162,106)
4,665	08/06/23	4.220%	3 month LIBOR(1)	—	(62,911)	(62,911)
57,000	08/09/23	2.791%	3 month LIBOR(1)	606	(1,184,903)	(1,185,509)
9,250	08/20/23	2.957%	3 month LIBOR(1)	224	(62,924)	(63,148)
14,100	08/21/23	3.031%	3 month LIBOR(1)	153	(4,409)	(4,562)
37,500	10/22/23	2.720%	3 month LIBOR(2)	450	1,140,293	1,139,843
2,950	10/25/23	2.653%	3 month LIBOR(2)	59	107,352	107,293
13,700	10/28/23	2.638%	3 month LIBOR(2)	260	519,963	519,703
5,370	10/28/23	4.029%	3 month LIBOR(1)	174	(126,208)	(126,382)
13,050	12/30/23	3.058%	3 month LIBOR(1)	254	(36,807)	(37,061)
17,600	06/26/28	3.300%	3 month LIBOR(1)	—	(552,642)	(552,642)

				$6,156	$(4,557,296)	$(4,563,452)

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at December 31, 2013:

Reference Entity/Obligation	Termination Date	Notional Amount (000)#(2)	Fixed Rate	Value at Trade Date	Value at December 31, 2013	Unrealized Depreciation
Exchange-traded credit default swaps – Buy Protection(1):
CDX.NA.IG.20	12/20/18	17,000	1.000%	$(244,100)	$(304,159)	$(60,059)

The Portfolio entered into credit default swaps as the protection seller on corporate issues and credit indices to take an active short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	$—	$65,501,739	$—
Commercial Mortgage-Backed Securities	—	104,204,235	—
Corporate Bonds	—	86,807,911	—
Non-Corporate Foreign Agencies	—	27,090,227	—
Sovereigns	—	22,796,892	—
U.S. Government Agency Obligations	—	135,997,183	—
U.S. Treasury Obligations	—	123,746,098	—
Affiliated Money Market Mutual Fund	48,131,059	—	—
Options Purchased	—	667	—
Other Financial Instruments*
Futures Contracts	539,829	—	—
Interest Rate Swaps	(4,563,452)	(26,652,604)	—
Credit Default Swaps	(60,059)	—	—

Total	$44,047,377	$539,492,348	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

U.S. Government Agency Obligations	23.2%
U.S. Treasury Obligations	21.1
Commercial Mortgage-Backed Securities	17.7
Non-Residential Mortgage-Backed Securities	11.2
Affiliated Money Market Mutual Fund	8.2
Banking	6.6
Non-Corporate Foreign Agencies	4.6
Sovereigns	3.9
Insurance	1.4
Healthcare & Pharmaceutical	1.1
Chemicals	0.9
Telecommunications	0.7
Non-Captive Finance	0.6
Energy - Integrated	0.6
Technology	0.5
Road & Rail	0.4
Energy - Other	0.4

Cable	0.3%
Automotive	0.3
Healthcare Insurance	0.3
Electric	0.2
Pipelines & Other	0.2
Media & Entertainment	0.2
Retailers	0.1

104.7
Liabilities in excess of other assets	(4.7)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	—	$—		Due to broker-variation margin	$60,059	*
Interest rate contracts	Due to broker-variation margin	2,946,175	*	Due to broker-variation margin	6,969,798	*
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	4,599,593		Unrealized depreciation on over-the-counter swap agreements	31,252,197
Interest rate contracts	Unaffiliated investments	667		—	—

Total		$7,546,435			$38,282,054

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$(32,111)	$(32,111)
Interest rate contracts	(161,361)	32,221	3,261,344	(3,856,198)	(723,994)

Total	$(161,361)	$32,221	$3,261,344	$(3,888,309)	$(756,105)

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Futures	Swaps	Total
Credit contracts	$—	$—	$(60,059)	$(60,059)
Interest rate contracts	(69,377)	516,235	(32,356,759)	(31,909,901)

Total	$(69,377)	$516,235	$(32,416,818)	$(31,969,960)

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2013, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts - Long Positions(3)	Futures Contracts - Short Positions(3)	Interest Rate Swap Agreements(4)	Credit Default Swap Agreements Buy Protection(4)
$29,086	$1,758	$54,163,432	$110,887,889	$785,919,000	$3,400,000

(1)	Cost.

(2)	Premium Received.

(3)	Value at Trade Date.

(4)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Over-the-counter derivatives*	$4,600,260	$(667)	$ —	$4,599,593

				4,599,593

Liabilities:
Exchange-traded and cleared derivatives	(118,663)	—	—	(118,663)
Over-the-counter derivatives*	(31,252,197)	—	—	(31,252,197)

				(31,370,860)

Collateral Amount Pledged/(Received):
Exchange-traded and cleared derivatives				118,663
Over-the-counter derivatives				25,592,879

Net Amount				$(1,059,725)

*	Over-the-counter derivatives may consist of forward foreign currency exchange contracts, options contracts and swap agreements. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation) by counterparty, see the Schedule of Investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST BOND PORTFOLIO 2023 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value:
Unaffiliated investments (cost $575,066,817)	$566,144,952
Affiliated investments (cost $48,131,059)	48,131,059
Cash	67
Unrealized appreciation on over-the-counter swap agreements	4,599,593
Dividends and interest receivable	2,501,364
Receivable for fund share sold	887,628
Prepaid expenses	6,696
Tax reclaim receivable	973

Total Assets	622,272,332

LIABILITIES:
Unrealized depreciation on over-the-counter swap agreements	31,252,197
Payable for investments purchased	3,842,867
Advisory fees payable	313,132
Due to broker-variation margin	118,663
Accrued expenses and other liabilities	97,916
Distribution fee payable	7,859
Affiliated transfer agent fee payable	417

Total Liabilities	35,633,051

NET ASSETS	$586,639,281

Net assets were comprised of:
Paid-in capital	$623,682,117
Retained earnings	(37,042,836)

Net assets, December 31, 2013	$586,639,281

Net asset value and redemption price per share, $586,639,281 / 61,710,627 outstanding shares of beneficial interest	$9.51

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Interest Income (net of $6,816 foreign with holding tax)	$7,621,391
Affiliated dividend income	143,514

7,764,905

EXPENSES
Advisory fees	2,766,424
Distribution fee (Note 4)	415,204
Shareholder servicing fees and expenses (Note 4)	21,910
Custodian and accounting fees	99,000
Audit fee	46,000
Trustees’ fees	15,000
Legal fees and expenses	11,000
Shareholders’ reports	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Loan interest expense (Note 7)	4,586
Commitment fee on syndicated credit agreement	4,000
Insurance expenses	4,000
Miscellaneous	4,196

Total expenses	3,410,320
Less: distribution fee waiver	(32,082)

Net expenses	3,378,238

NET INVESTMENT INCOME	4,386,667

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	(1,415,914)
Futures transactions	3,261,344
Swap agreement transactions	(3,888,309)
Options written transactions	32,221

(2,010,658)

Net change in unrealized appreciation (depreciation) on:
Investments	(9,085,970)
Futures	516,235
Swap agreements	(32,416,818)

(40,986,553)

NET LOSS ON INVESTMENTS	(42,997,211)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(38,610,544)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2013	January 3, 2012* through December 31, 2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$4,386,667	$(83,760)
Net realized gain (loss) on investment transactions	(2,010,658)	323,066
Net change in unrealized appreciation (depreciation) on investments	(40,986,553)	1,328,402

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(38,610,544)	1,567,708

FUND SHARE TRANSACTIONS:
Fund share sold [121,688,830 and 15,174,923 shares, respectively]	1,193,309,782	159,119,120
Fund share repurchased [73,442,179 and 1,710,947 shares, respectively]	(710,619,663)	(18,127,122)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	482,690,119	140,991,998

TOTAL INCREASE IN NET ASSETS	444,079,575	142,559,706
NET ASSETS:
Beginning of year	142,559,706	—

End of year	$586,639,281	$142,559,706

*	Commencement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST BOND PORTFOLIO 2024

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 93.7% ASSET-BACKED SECURITIES — 10.6%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Non-Residential Mortgage-Backed Securities
Ally Auto Receivables Trust, Series 2012-3, Class A2	0.700%		01/15/15	$1	$1,393
Ally Auto Receivables Trust, Series 2013-SN1, Class A2	0.520%		05/20/15	469	468,545
American Express Credit Account Master Trust, Series 2013-1, Class A	0.587%	(c)	02/16/21	2,600	2,606,055
AmeriCredit Automobile Receivables Trust, Series 2013-4, Class A2	0.740%		11/08/16	1,000	1,000,975
Bank of America Credit Card Trust, Series 2007-B3, Class B3	0.367%	(c)	08/15/16	600	599,620
CarMax Auto Owner Trust, Series 2013-1, Class A2	0.420%		03/15/16	34	34,017
CarMax Auto Owner Trust, Series 2013-2, Class A2	0.420%		06/15/16	92	92,398
CarMax Auto Owner Trust, Series 2013-3, Class A2	0.590%		08/15/16	1,500	1,502,264
Chase Issuance Trust, Series 2003-A7, Class A7	4.150%		07/07/17	1,501	1,581,824
Chase Issuance Trust, Series 2007-C1, Class C1	0.627%	(c)	04/15/19	1,500	1,480,352
Chase Issuance Trust, Series 2012-A3, Class A3	0.790%		06/15/17	1,000	1,003,378
Chase Issuance Trust, Series 2012-A7, Class A7	2.160%		09/15/24	1,000	908,060
Chase Issuance Trust, Series 2012-A8, Class A8	0.540%		10/16/17	1,000	998,638
Citibank Credit Card Issuance Trust, Series 2008-A2, Class A2	1.314%	(c)	01/23/20	1,000	1,030,873
Citibank Credit Card Issuance Trust, Series 2013-A2, Class A2	0.444%	(c)	05/24/18	200	199,067
Enterprise Fleet Financing LLC, Series 2013-2, Class A2, 144A	1.060%		03/20/19	1,000	1,001,630
Fifth Third Auto Trust, Series 2013-1, Class A2	0.590%		03/15/16	1,000	1,000,316
Ford Credit Auto Owner Trust, Series 2011-B, Class B	2.270%		01/15/17	450	462,324
Ford Credit Auto Owner Trust, Series 2013-B, Class A3	0.570%		10/15/17	200	200,235
Ford Credit Auto Owner Trust, Series 2013-C, Class A2	0.550%		04/15/16	1,300	1,300,528
GE Equipment Small Ticket LLC, Series 2013-1A, Class A2, 144A	0.730%		01/25/16	1,600	1,601,714
Honda Auto Receivables Owner Trust, Series 2013-2, Class A3	0.530%		02/16/17	100	99,968
Honda Auto Receivables Owner Trust, Series 2013-3, Class A3	0.770%	(c)	05/15/17	1,000	1,003,373
MBNA Credit Card Master Note Trust, Series 2004-C2, Class C2	1.067%	(c)	11/15/16	1,000	1,002,195
Mercedes-Benz Auto Lease Trust, Series 2013-A, Class A2	0.490%		06/15/15	100	100,017
Mercedes-Benz Auto Receivables Trust (Germany), Series 2013-1, Class A2	0.500%		03/15/16	1,500	1,500,600
MMAF Equipment Finance LLC, Series 2013-AA, Class A2, 144A	0.690%		05/09/16	1,000	1,000,378
Nissan Auto Lease Trust, Series 2013-A, Class A2B	0.297%	(c)	09/15/15	200	199,908
Nissan Auto Receivables Owner Trust, Series 2013-B, Class A2	0.520%		04/15/16	1,400	1,401,137
Nissan Master Owner Trust Receivables, Series 2013-A, Class A	0.467%	(c)	02/15/18	25	24,995
Santander Drive Auto Receivables Trust, Series 2013-4, Class A2	0.890%		09/15/16	483	483,907

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Non-Residential Mortgage-Backed Securities (continued)
Volkswagen Auto Lease Trust, Series 2013-A, Class A2A	0.630%		12/20/15	$1,500	$1,500,824
World Omni Auto Receivables Trust, Series 2013-A, Class A3	0.640%		04/16/18	200	199,934

TOTAL ASSET-BACKED SECURITIES (cost $27,628,667)					27,591,442

COMMERCIAL MORTGAGE-BACKED SECURITIES — 17.9%
Banc of America Commercial Mortgage Trust, Series 2005-2, Class A5	4.857%	(c)	07/10/43	25	26,009
Banc of America Commercial Mortgage Trust, Series 2005-3, Class A4	4.668%		07/10/43	3,946	4,128,005
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class A2	1.813%		09/10/45	50	50,106
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A4	5.218%	(c)	07/15/44	1	1,060
Commercial Mortgage Trust, Series 2005-GG3, Class A4	4.799%	(c)	08/10/42	3,000	3,077,937
Commercial Mortgage Trust, Series 2005-GG5, Class A5	5.224%	(c)	04/10/37	6,700	7,065,673
Commercial Mortgage Trust, Series 2013-CR6, Class A2	2.122%		03/10/46	1,205	1,202,773
Commercial Mortgage Trust, Series 2013-CR8, Class A2	2.367%		06/10/46	3,100	3,110,069
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C1, Class A4	5.014%	(c)	02/15/38	1,638	1,685,152
FHLMC Multifamily Structured Pass-Through Certificates, Series K005, Class A2	4.317%		11/25/19	1,900	2,074,578
FHLMC Multifamily Structured Pass-Through Certificates, Series K012, Class A2	4.186%	(c)	12/25/20	1,250	1,338,661
FHLMC Multifamily Structured Pass-Through Certificates, Series K015, Class A2	3.230%		07/25/21	50	50,358
FHLMC Multifamily Structured Pass-Through Certificates, Series K029, Class A2	3.320%	(c)	02/25/23	1,800	1,780,288
FHLMC Multifamily Structured Pass-Through Certificates, Series KSMC, Class A2	2.615%		01/25/23	2,825	2,633,801
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A	4.751%		07/10/39	1,678	1,738,339
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, Class A4	4.738%		07/15/42	25	26,044
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4	5.200%	(c)	12/15/44	4,520	4,815,775
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2013-C12, Class A3	3.272%		07/15/45	1,000	1,005,015
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2013-C13, Class A2	2.665%		01/15/46	3,600	3,651,246
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2013-LC11, Class A3	2.592%		04/15/46	100	96,849
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class A4	5.047%	(c)	07/12/38	1,000	1,055,178
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class A4	4.747%	(c)	06/12/43	50	51,939
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4	5.676%	(c)	05/12/39	1,275	1,384,882
Morgan Stanley Capital I, Series 2007-HQ11, Class A4	5.447%	(c)	02/12/44	50	54,654

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Morgan Stanley Capital I Trust, Series 2012-C4, Class A2	2.111%		03/15/45	$3,500	$3,536,264
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class A2	2.804%		01/10/45	20	20,799
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A4	5.289%	(c)	12/15/44	20	21,290
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A5	5.724%	(c)	05/15/43	85	92,936
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4	5.308%		11/15/48	650	710,381
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class A2	2.684%		11/15/44	35	36,087
WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class A2	1.765%		12/15/45	20	19,803

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $46,966,226)					46,541,951

CORPORATE BONDS — 13.8%
Automotive — 0.3%
Cummins, Inc., Sr. Unsec’d. Notes	3.650%		10/01/23	205	202,246
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	8.125%		01/15/20	400	500,180

					702,426

Banking — 5.5%
American Express Co., Sr. Unsec’d. Notes	1.550%		05/22/18	75	73,230
American Express Co., Sr. Unsec’d. Notes	2.650%		12/02/22	1,565	1,451,810
Bank of America Corp., Sr. Unsec’d. Notes	5.700%		01/24/22	175	198,075
Bank of America Corp., Sr. Unsec’d. Notes, MTN	3.300%		01/11/23	1,075	1,017,237
Bank of Nova Scotia (Canada), Covered Bonds, 144A	1.650%		10/29/15	140	142,743
Bank of Nova Scotia (Canada), Covered Bonds, 144A	2.150%		08/03/16	3,810	3,923,969
Citigroup, Inc., Sr. Unsec’d. Notes	3.375%		03/01/23	1,580	1,501,814
Citigroup, Inc., Sub. Notes	5.500%		09/13/25	450	473,958
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.250%		07/27/21	10	10,948
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%		01/24/22	175	196,995
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	5.375%		03/15/20	1,715	1,907,301
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.250%		09/23/22	210	201,247
JPMorgan Chase & Co., Sub. Notes	3.375%		05/01/23	1,410	1,314,120
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.500%		07/28/21	175	195,555
Morgan Stanley, Sub. Notes	4.875%		11/01/22	790	808,692
Morgan Stanley, Sub. Notes, MTN	4.100%		05/22/23	695	672,587
PNC Bank NA, Sub. Notes	3.800%		07/25/23	250	242,460
Wells Fargo & Co., Sub. Notes	3.450%		02/13/23	15	14,182

					14,346,923

Cable — 0.3%
NBCUniversal Media LLC, Gtd. Notes	2.875%		01/15/23	820	759,136

Chemicals — 1.1%
Dow Chemical Co. (The), Sr. Unsec’d. Notes	3.000%		11/15/22	10	9,326
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.250%		11/15/20	1,645	1,752,157
EI du Pont de Nemours & Co., Sr. Unsec’d. Notes	4.625%		01/15/20	750	818,710

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Chemicals (continued)
LYB International Finance BV (Netherlands), Gtd. Notes	4.000%	07/15/23	$285	$281,311

				2,861,504

Diversified Financial Services — 0.6%
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	3.100%	01/09/23	1,630	1,546,476

Electric — 0.2%
Nextera Energy Capital Holdings, Inc., Gtd. Notes	3.625%	06/15/23	665	623,735

Energy - Integrated — 0.8%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	1.375%	05/10/18	55	53,380
BP Capital Markets PLC (United Kingdom), Gtd. Notes	3.125%	10/01/15	750	783,562
BP Capital Markets PLC (United Kingdom), Gtd. Notes	4.500%	10/01/20	1,000	1,080,415
Chevron Corp., Sr. Unsec’d. Notes	2.427%	06/24/20	100	97,305
Chevron Corp., Sr. Unsec’d. Notes	3.191%	06/24/23	120	115,194
Suncor Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.100%	06/01/18	20	23,119

				2,152,975

Energy - Other — 0.3%
Cameron International Corp., Sr. Unsec’d. Notes	3.600%	04/30/22	45	44,091
Noble Energy, Inc., Sr. Unsec’d. Notes	4.150%	12/15/21	150	154,237
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	7.500%	01/15/20	400	484,986

				683,314

Foods — 0.3%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	2.500%	07/15/22	10	9,250
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	4.125%	01/15/15	800	830,073

				839,323

Healthcare & Pharmaceutical — 1.0%
AbbVie, Inc., Sr. Unsec’d. Notes	2.000%	11/06/18	20	19,784
Amgen, Inc., Sr. Unsec’d. Notes	4.100%	06/15/21	15	15,631
Baxter International, Inc., Sr. Unsec’d. Notes	3.200%	06/15/23	390	372,586
Merck & Co., Inc., Sr. Unsec’d. Notes	2.800%	05/18/23	1,505	1,393,305
Mylan, Inc., Gtd. Notes, 144A	1.800%	06/24/16	95	96,848
Pfizer, Inc., Sr. Unsec’d. Notes	3.000%	06/15/23	735	690,585

				2,588,739

Healthcare Insurance — 0.3%
Aetna, Inc., Sr. Unsec’d. Notes	2.750%	11/15/22	10	9,212
Aetna, Inc., Sr. Unsec’d. Notes	3.950%	09/01/20	650	679,567

				688,779

Insurance — 1.3%
Allstate Corp. (The), Sr. Unsec’d. Notes	3.150%	06/15/23	315	298,728

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Insurance (continued)
American International Group, Inc., Sr. Unsec’d. Notes	4.875%	06/01/22	$1,305	$1,402,644
American International Group, Inc., Sr. Unsec’d. Notes	6.400%	12/15/20	300	354,558
Hartford Financial Services Group, Inc., Sr. Unsec’d. Notes	5.125%	04/15/22	500	544,606
Liberty Mutual Group, Inc., Gtd. Notes, 144A	4.250%	06/15/23	210	202,762
Lincoln National Corp., Sr. Unsec’d. Notes	4.850%	06/24/21	600	644,462
Principal Financial Group, Inc., Gtd. Notes	3.300%	09/15/22	10	9,521

				3,457,281

Media & Entertainment — 0.1%
21st Century Fox America, Inc., Gtd. Notes, 144A	4.000%	10/01/23	225	222,381

Pipelines & Other — 0.1%
Enterprise Products Operating LLC, Gtd. Notes	3.350%	03/15/23	150	142,487
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	3.500%	09/01/23	10	9,182
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.250%	02/01/21	10	10,355

				162,024

Road & Rail — 0.4%
United Parcel Service, Inc., Sr. Unsec’d. Notes	5.125%	04/01/19	1,000	1,137,399

Technology — 0.5%
Apple, Inc., Sr. Unsec’d. Notes	2.400%	05/03/23(h)	1,045	939,676
Oracle Corp., Sr. Unsec’d. Notes	3.625%	07/15/23	280	277,751

				1,217,427

Telecommunications — 0.7%
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.150%	09/15/23	1,650	1,771,592

Tobacco
Altria Group, Inc., Gtd. Notes	9.700%	11/10/18	7	9,201

TOTAL CORPORATE BONDS (cost $36,255,807)				35,770,635

NON-CORPORATE FOREIGN AGENCIES — 5.5%
African Development Bank (Supranational Bank), Sr. Unsec’d. Notes	3.000%	05/27/14	1,800	1,819,800
Asian Development Bank (Supranational Bank), Sr. Unsec’d. Notes, MTN	1.750%	09/11/18	2,030	2,030,335
Bank Nederlandse Gemeenten (Netherlands), Sr. Unsec’d. Notes, RegS	1.500%	03/28/14	800	802,230
European Bank for Reconstruction & Development (Supranational Bank), Sr. Unsec’d. Notes, MTN	5.000%	05/19/14	200	203,510
European Investment Bank (Supranational Bank), Sr. Unsec’d. Notes	0.500%	08/15/16	750	745,457
European Investment Bank (Supranational Bank), Sr. Unsec’d. Notes	1.500%	05/15/14	100	100,461
European Investment Bank (Supranational Bank), Sr. Unsec’d. Notes	3.000%	04/08/14	500	503,685

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

NON-CORPORATE FOREIGN AGENCIES (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

European Investment Bank (Supranational Bank), Sr. Unsec’d. Notes	4.625%	05/15/14	$200	$203,223
Export Development Canada (Canada), Sr. Unsec’d. Notes	1.500%	10/03/18	2,310	2,287,016
Inter-American Development Bank (Supranational Bank), Notes	0.500%	05/29/14	200	200,009
Inter-American Development Bank (Supranational Bank), Unsec’d. Notes, MTN	3.000%	04/22/14	300	302,508
Japan Finance Corp. (Japan), Gov’t. Gtd. Notes	2.500%	05/18/16	800	832,034
Kommunalbanken AS (Norway), Sr. Unsec’d. Notes, 144A	1.125%	05/23/18	2,536	2,463,470
Royal Bank of Canada (Canada), Covered Bonds	2.000%	10/01/18	1,390	1,382,786
Societe de Financement de l’Economie Francaise (France), Gov’t. Gtd. Notes, 144A	3.375%	05/05/14	300	303,060

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $14,265,537)				14,179,584

SOVEREIGNS — 5.5%
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, 144A	0.500%	03/06/15	20	20,046
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, 144A	0.500%	03/21/16	1,500	1,496,130
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, 144A	1.375%	03/07/14	150	150,315
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, MTN, RegS	2.750%	03/05/15	1,520	1,559,702
Canada Government International Bond (Canada), Sr. Unsec’d. Notes	0.875%	02/14/17	1,500	1,500,026
Canada Government International Bond (Canada), Sr. Unsec’d. Notes	2.375%	09/10/14	1,100	1,116,302
Denmark Government International Bond (Denmark), Sr. Unsec’d. Notes, MTN, 144A	0.375%	04/25/16	1,500	1,491,150
Finland Government International Bond (Finland), Sr. Unsec’d. Notes, RegS	2.250%	03/17/16	1,500	1,552,500
Kingdom of Sweden (Sweden), Sr. Unsec’d. Notes, MTN, RegS	0.375%	05/18/15	1,500	1,500,792
Kingdom of Sweden (Sweden), Sr. Unsec’d. Notes, RegS	1.000%	06/03/14	300	300,982
Netherlands Government Bond (Netherlands), Sr. Unsec’d. Notes, 144A	0.250%	09/12/15	1,520	1,513,958
Republic of Austria (Austria), Sr. Unsec’d. Notes, MTN, RegS	1.750%	06/17/16	1,500	1,539,210
Spain Government International Bond (Spain), Sr. Unsec’d. Notes, MTN, 144A (original cost $516,393; purchased 11/05/13)	4.000%	03/06/18(f)(g)	500	508,250

TOTAL SOVEREIGNS (cost $14,272,098)				14,249,363

U.S. GOVERNMENT AGENCY OBLIGATIONS — 18.2%
Federal Home Loan Banks	0.375%	08/28/15	40	40,025
Federal Home Loan Banks	1.000%	06/21/17	300	299,064
Federal Home Loan Mortgage Corp.	1.375%	05/01/20	6,130	5,746,961
Federal Home Loan Mortgage Corp.	2.375%	01/13/22(h)	16,515	15,787,762
Federal National Mortgage Assoc	0.875%	05/21/18(h)(k)	4,140	4,004,672
Federal National Mortgage Assoc	1.625%	11/27/18	905	897,450
Federal National Mortgage Assoc	1.875%	09/18/18	825	830,431
Federal National Mortgage Assoc	5.375%	06/12/17	75	85,763

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Financing Corp., Strips Principal, Series 4-P	1.398%	(s)	10/06/17	$2,080	$1,959,786
Financing Corp., Strips Principal, Series D-P	1.514%	(s)	09/26/19	1,720	1,485,101
Government National Mortgage Association	3.500%		05/20/43	4,278	4,322,468
Hashemite Kingdom of Jordan, USAID Bond (Jordan), U.S. Gov’t. Gtd. Notes	2.503%		10/30/20	280	274,244
Israel Government USAID Bond, U.S. Gov’t. Gtd. Notes	5.500%		09/18/23	2,408	2,780,125
Residual Funding Corp. Strips Principal	2.231%	(s)	10/15/19	10,100	8,769,982

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $48,569,753)					47,283,834

U.S. TREASURY OBLIGATIONS — 22.2%
U.S. Treasury Bonds	2.875%		05/15/43	1,170	948,249
U.S. Treasury Bonds	3.625%		08/15/43	2,990	2,823,681
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%		04/15/18	4,375	4,462,236
U.S. Treasury Inflation Indexed Bonds, TIPS	0.375%		07/15/23	1,059	1,021,202
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625%		02/15/43	254	195,283
U.S. Treasury Notes	0.625%		04/30/18	1,705	1,644,259
U.S. Treasury Notes	0.875%		07/31/19	17,720	16,685,879
U.S. Treasury Notes	1.250%		11/30/18	2,445	2,392,662
U.S. Treasury Notes	1.500%		12/31/18	5,535	5,472,731
U.S. Treasury Notes	2.375%		02/28/15(h)	4,070	4,171,909
U.S. Treasury Notes	2.375%		12/31/20	8,390	8,357,229
U.S. Treasury Notes	2.750%		11/15/23	7,075	6,921,337
U.S. Treasury Notes	3.750%		11/15/43	395	381,792
U.S. Treasury Strips Coupon	2.750%	(s)	08/15/21	2,140	1,738,060
U.S. Treasury Strips Principal	7.123%	(s)	05/15/43	1,515	444,863

TOTAL U.S. TREASURY OBLIGATIONS (cost $58,169,956)					57,661,372

TOTAL LONG-TERM INVESTMENTS (cost $246,128,044)					243,278,181

				Shares
SHORT-TERM INVESTMENTS — 10.0%
AFFILIATED MONEY MARKET MUTUAL FUND — 10.0%
Prudential Investment Portfolios2 — Prudential Core Taxable Money Market Fund (cost $26,050,820)(w)(Note 4)				26,050,820	26,050,820

	Counterparty			Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
Interest Rate Swap Options,
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 04/24/14	Barclays Capital Group			$8,180	83
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 04/24/14	Citigroup Global Markets			10,030	101
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 04/24/14	Citigroup Global Markets			10,030	101

TOTAL OPTIONS PURCHASED (cost $29,903)					285

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Value (Note 2)

TOTAL SHORT-TERM INVESTMENTS (cost $26,080,723)	$26,051,105

TOTAL INVESTMENTS — 103.7% (cost $272,208,767)	269,329,286
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (3.7)%	(9,672,369)

NET ASSETS — 100.0%	$259,656,917

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
FHLMC	Federal Home Loan Mortgage Corporation
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
TIPS	Treasury Inflation-Protected Securities
USAID	United States Agency for International Development

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2013.

(f)	Indicates a restricted security; the aggregate cost of such security is $516,393. The aggregate value of $508,250 is approximately 0.2% of net assets.

(g)	Indicates a security that has been deemed illiquid.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(s)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts open at December 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Long Positions:
46	90 Day Euro Dollar	Sep. 2016	$11,298,304	$11,263,675	$(34,629)
5	U.S. Long Bonds	Mar. 2014	641,882	641,562	(320)

					(34,949)

Short Positions:
125	90 Day Euro Dollar	Mar. 2014	31,166,936	31,164,062	2,874
46	90 Day Euro Dollar	Sep. 2015	11,405,232	11,399,950	5,282
142	2 Year U.S.TreasuryNotes	Mar. 2014	31,260,202	31,213,375	46,827
25	10 Year U.S. Treasury Notes	Mar. 2014	3,123,200	3,076,172	47,028
41	U.S. Ultra Bonds	Mar. 2014	5,697,318	5,586,250	111,068

					213,079

					$178,130

Interest rate swap agreements outstanding at December 31, 2013:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
$250	03/27/15	0.424%	3 month LIBOR(2)	$(557)	$—	$(557)	Citigroup Global Markets

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest rate swap agreements outstanding at December 31, 2013 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$2,000	08/31/17	0.843%	3 month LIBOR(2)	$19,997	$—	$19,997	Bank of America
4,625	11/30/17	1.170%	3 month LIBOR(2)	19,768	—	19,768	Credit Suisse First Boston Corp.
250	02/08/18	0.956%	3 month LIBOR(2)	3,534	—	3,534	Citigroup Global Markets
14,536	06/10/18	1.205%	3 month LIBOR(2)	207,058	—	207,058	UBS AG
250	01/13/22	1.846%	3 month LIBOR(2)	14,632	—	14,632	Citigroup Global Markets
12,000	06/10/23	2.267%	3 month LIBOR(2)	745,119	—	745,119	UBS AG
109,000	12/31/24	0.000%	3 month LIBOR(1)	(7,172,367)	—	(7,172,367)	JPMorgan Chase
50,000	12/31/24	0.000%	3 month LIBOR(1)	(3,542,483)	—	(3,542,483)	JPMorgan Chase
30,450	12/31/24	0.000%	3 month LIBOR(1)	(2,142,602)	—	(2,142,602)	Barclays Capital Group
14,600	12/31/24	0.000%	3 month LIBOR(1)	(1,071,942)	—	(1,071,942)	Citigroup Global Markets

				$(12,919,843)	$—	$(12,919,843)

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements:
$3,810	06/28/16	0.847%	3 month LIBOR(2)	$160	$(17,809)	$(17,969)
8,355	02/28/18	1.649%	3 month LIBOR(2)	188	(76,580)	(76,768)
207	08/02/18	1.614%	3 month LIBOR(2)	151	(9)	(160)
1,000	08/16/18	1.641%	3 month LIBOR(2)	154	(551)	(705)
7,500	09/16/18	1.861%	3 month LIBOR(2)	184	(67,160)	(67,344)
8,700	09/18/18	1.724%	3 month LIBOR(2)	189	(22,296)	(22,485)
8,200	09/19/18	1.781%	3 month LIBOR(2)	187	(42,260)	(42,447)
6,000	10/03/18	1.566%	3 month LIBOR(1)	177	(33,220)	(33,397)
535	11/27/18	1.592%	3 month LIBOR(2)	152	4,079	3,927
9,450	12/10/18	1.560%	3 month LIBOR(1)	193	(93,565)	(93,758)
10,300	07/29/20	2.178%	3 month LIBOR(1)	212	(114,658)	(114,870)
6,250	08/02/20	2.222%	3 month LIBOR(1)	188	(54,370)	(54,558)
6,125	08/31/20	2.219%	3 month LIBOR(2)	187	61,077	60,890
4,825	08/31/20	2.197%	3 month LIBOR(2)	179	47,817	47,638
4,430	08/31/20	2.085%	3 month LIBOR(2)	177	81,910	81,733
1,335	08/31/20	2.490%	3 month LIBOR(2)	158	(9,735)	(9,893)
77,700	09/09/20	2.613%	3 month LIBOR(2)	616	(1,101,916)	(1,102,532)
665	01/22/22	2.785%	3 month LIBOR(2)	154	(2,252)	(2,406)
1,455	01/31/22	2.505%	3 month LIBOR(2)	159	26,034	25,875
10,000	06/14/23	2.420%	3 month LIBOR(1)	80	(501,387)	(501,467)
9,400	06/17/23	2.383%	3 month LIBOR(1)	225	(504,171)	(504,396)
3,025	06/24/23	2.622%	3 month LIBOR(1)	44	(100,876)	(100,920)
7,400	07/10/23	2.955%	3 month LIBOR(1)	—	(38,461)	(38,461)
5,145	08/05/23	4.210%	3 month LIBOR(1)	173	(71,499)	(71,672)
2,060	08/06/23	4.220%	3 month LIBOR(1)	159	(27,781)	(27,940)
8,150	08/20/23	2.957%	3 month LIBOR(1)	215	(55,441)	(55,656)
5,450	08/21/23	3.031%	3 month LIBOR(1)	82	(1,704)	(1,786)
17,500	10/22/23	2.720%	3 month LIBOR(2)	290	532,137	531,847
9,750	10/25/23	2.653%	3 month LIBOR(2)	166	354,808	354,642
3,200	10/28/23	2.638%	3 month LIBOR(2)	176	121,451	121,275
2,340	10/28/23	4.029%	3 month LIBOR(1)	161	(54,996)	(55,157)
4,350	12/17/23	2.932%	3 month LIBOR(1)	185	(60,268)	(60,453)
5,700	12/30/23	3.058%	3-m onth LIBOR(1)	196	(16,077)	(16,273)
19,400	12/31/24	0.000%	3 month LIBOR(1)	304	(442,129)	(442,433)
10,600	06/26/28	3.300%	3 month LIBOR(1)	255	(332,842)	(333,097)

				$6,476	$(2,614,700)	$(2,621,176)

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Credit default swap agreements outstanding at December 31, 2013:

Reference Entity/Obligation	Termination Date	Notional Amount (000)#(2)	Fixed Rate	Value at Trade Date	Value at December 31, 2013	Unrealized Depreciation
Exchange-traded credit default swaps – Buy Protection(1):
CDX.NA.IG.20	12/20/18	7,000	1.000%	$(100,482)	$(125,242)	$(24,760)

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	$—	$27,591,442	$—
Commercial Mortgage-Backed Securities	—	46,541,951	—
Corporate Bonds	—	35,770,635	—
Non-Corporate Foreign Agencies	—	14,179,584	—
Sovereigns	—	14,249,363	—
U.S. Government Agency Obligations	—	47,283,834	—
U.S. Treasury Obligations	—	57,661,372	—
Affiliated Money Market Mutual Fund	26,050,820	—	—
Options Purchased	—	285	—
Other Financial Instruments*
Futures Contracts	178,130	—	—
Interest Rate Swaps	(2,621,176)	(12,919,843)	—
Credit Default Swaps	(24,760)	—	—

Total	$23,583,014	$230,358,623	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

U.S. Treasury Obligations	22.2%
U.S. Government Agency Obligations	18.2
Commercial Mortgage-Backed Securities	17.9
Non-Residential Mortgage-Backed Securities	10.6
Affiliated Money Market Mutual Fund	10.0
Banking	5.5
Sovereigns	5.5
Non-Corporate Foreign Agencies	5.5
Insurance	1.3
Chemicals	1.1
Healthcare & Pharmaceutical	1.0
Energy – Integrated	0.8

Telecommunications	0.7%
Diversified Financial Services	0.6
Technology	0.5
Road & Rail	0.4
Foods	0.3
Cable	0.3
Automotive	0.3
Healthcare Insurance	0.3
Energy – Other	0.3
Electric	0.2
Media & Entertainment	0.1
Pipelines & Other	0.1

103.7
Liabilities in excess of other assets	(3.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	—	$—		Due to broker — variation margin	$24,760	*
Interest rate contracts	Unaffiliated investments	285		—	—
Interest rate contracts	Due to broker — variation margin	1,440,906	*	Due to broker — variation margin	3,883,952	*
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	1,010,108		Unrealized depreciation on over-the-counter swap agreements	13,929,951

Total		$2,451,299			$17,838,663

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$(13,222)	$(13,222)
Interest rate contracts	(58,872)	11,333	1,874,131	(1,707,819)	118,773

Total	$(58,872)	$11,333	$1,874,131	$(1,721,041)	$105,551

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Futures	Swaps	Total
Credit contracts	$—	$—	$(24,760)	$(24,760)
Interest rate contracts	(29,618)	178,130	(15,541,019)	(15,392,507)

Total	$(29,618)	$178,130	$(15,565,779)	$(15,417,267)

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

For the period ended December 31, 2013, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Futures Contracts - Long Positions(2)	Futures Contracts - Short Positions(2)	Interest Rate Swap Agreements(3)	Credit Default Swap Agreements Buy Protection(3)
$7,476	$32,514,004	$59,646,226	$366,096,750	$1,750,000

(1)	Cost.

(2)	Value at Trade Date.

(3)	Notional Amount.

The Portfolio invested in derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Exchange-traded and cleared derivatives	$—	$—	$—	$—
Over-the-counter derivatives*	1,010,393	(285)	—	1,010,108

				1,010,108

Liabilities:
Exchange-traded and cleared derivatives	(54,442)	—	—	(54,442)
Over-the-counter derivatives*	(13,929,951)	—	—	(13,929,951)

				(13,984,393)

Collateral Amount Pledged/(Received):
Exchange-traded and cleared derivatives				54,442
Over-the-counter derivatives				12,712,709

Net Amount				$(207,134)

*	Over-the-counter derivatives may consist of forward foreign currency exchange contracts, options contracts and swap agreements. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation) by counterparty, see the Schedule of Investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST BOND PORTFOLIO 2024 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value:
Unaffiliated investments (cost $246,157,947)	$243,278,466
Affiliated investments (cost $26,050,820)	26,050,820
Cash	68
Receivable for fund share sold	2,367,058
Dividends and interest receivable	1,138,147
Unrealized appreciation on over-the-counter swap agreements	1,010,108
Prepaid expenses	2,967

Total Assets	273,847,634

LIABILITIES:
Unrealized depreciation on over-the-counter swap agreements	13,929,951
Advisory fees payable	136,978
Accrued expenses and other liabilities	65,371
Due to broker-variation margin	54,442
Distribution fee payable	3,558
Affiliated transfer agent fee payable	417

Total Liabilities	14,190,717

NET ASSETS	$259,656,917

Net assets were comprised of:
Paid-in capital	$276,249,893
Retained earnings	(16,592,976)

Net assets, December 31, 2013	$259,656,917

Net asset value and redemption price per share, $259,656,917 / 29,147,190 outstanding shares of beneficial interest	$8.91

STATEMENT OF OPERATIONS

For the Period January 2, 2013* through

December 31, 2013

INCOME
Interest income	$3,155,637
Affiliated dividend income	56,104

3,211,741

EXPENSES
Advisory fees	1,055,392
Distribution fee (Note 4)	166,119
Shareholder servicing fees and expenses (Note 4)	733
Custodian and accounting fees	53,000
Audit fee	46,000
Legal fees and expenses	12,000
Shareholders’ reports	12,000
Trustees’ fees	12,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Commitment fee on syndicated credit agreement	4,000
Insurance expenses	2,000
Loan interest expense (Note 7)	1,391
Miscellaneous	5,504

Total expenses	1,379,139

NET INVESTMENT INCOME	1,832,602

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	(322,871)
Futures transactions	1,874,131
Swap agreement transactions	(1,721,041)
Options written transactions	11,333

(158,448)

Net change in unrealized appreciation (depreciation) on:
Investments	(2,879,481)
Futures	178,130
Swap agreements	(15,565,779)

(18,267,130)

NET LOSS ON INVESTMENTS	(18,425,578)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(16,592,976)

STATEMENT OF CHANGES IN NET ASSETS

January 2, 2013* through December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$1,832,602
Net realized loss on investment transactions.	(158,448)
Net change in unrealized appreciation (depreciation) on investments	(18,267,130)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(16,592,976)

FUND SHARE TRANSACTIONS:
Fund share sold [64,983,209 shares]	601,650,946
Fund share repurchased [35,836,019 shares]	(325,401,053)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	276,249,893

TOTAL INCREASE IN NET ASSETS	259,656,917
NET ASSETS:
Beginning of period	—

End of period	$259,656,917

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST GLOBAL REAL ESTATE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 98.7%
COMMON STOCKS — 98.6%	Shares	Value (Note 2)
Australia — 6.0%
Australand Property Group, REIT	209,600	$721,710
CFS Retail Property Trust Group, REIT	1,062,000	1,848,599
Charter Hall Office, REIT (Escrow Shares)*	230,500	—
Charter Hall Retail, REIT	252,466	810,409
Commonwealth Property Office Fund, REIT	1,828,096	2,035,702
Dexus Property Group, REIT	2,965,570	2,667,175
Federation Centres, REIT	703,500	1,474,687
Goodman Group, REIT	837,060	3,546,415
GPT Group, REIT	1,049,020	3,190,213
Investa Office Fund, REIT	691,153	1,935,609
Mirvac Group, REIT	2,016,264	3,031,874
Stockland, REIT	984,089	3,181,662
Westfield Group, REIT	1,255,629	11,334,929

		35,778,984

Austria
CA Immobilien Anlagen AG*	15,195	269,414

Brazil — 0.4%
BR Malls Participacoes SA	132,300	956,115
Brookfield Incorporacoes SA*	326,498	159,149
Multiplan Empreendimentos Imobiliarios SA	69,713	1,474,485

		2,589,749

Canada — 1.4%
Boardwalk Real Estate Investment Trust, REIT	58,018	3,268,889
Brookfield Canada Office Properties, REIT	27,596	691,037
Canadian Apartment Properties, REIT	20,610	412,297
Chartwell Retirement Residences, REIT	132,454	1,245,672
RioCan Real Estate Investment Trust, REIT	109,282	2,548,284

		8,166,179

Finland — 0.3%
Sponda Oyj	374,289	1,759,535

France — 4.3%
Fonciere des Regions, REIT	45,983	3,969,475
ICADE, REIT	33,325	3,102,262
Klepierre, REIT	90,399	4,190,218
Unibail-Rodamco SE, REIT	56,837	14,565,069

		25,827,024

Germany — 2.2%
Alstria Office AG, REIT*	227,978	2,870,346
Deutsche Annington Immobilien SE*	11,434	283,137
Deutsche Wohnen AG*	163,801	3,040,988
DIC Asset AG	66,572	613,597
GAGFAH SA*	147,955	2,181,721
LEG Immobilien GmbH*	45,501	2,691,233
Prime Office-AG, REIT*	269,961	1,147,585

		12,828,607

Hong Kong — 9.6%
Cheung Kong Holdings Ltd.	584,000	9,239,333
Hang Lung Properties Ltd.	1,541,000	4,884,799
Henderson Land Development Co. Ltd.	1,566,000	8,952,738
Hongkong Land Holdings Ltd.	1,171,000	6,908,900
Hysan Development Co. Ltd.	411,000	1,774,183
Kerry Properties Ltd.	280,000	974,937
Shimao Property Holdings Ltd.	480,000	1,106,505

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hong Kong (continued)
Sino Land Co. Ltd.	1,998,400	$2,740,587
Sun Hung Kai Properties Ltd.	1,407,000	17,882,074
Wheelock & Co. Ltd.	616,000	2,837,836

		57,301,892

Japan — 19.2%
AEON Mall Co. Ltd.	232,210	6,504,982
AEON REIT Investment Corp.	820	1,006,020
Daito Trust Construction Co. Ltd.	52,100	4,870,723
Daiwa House Industry Co. Ltd.	347,000	6,723,193
GLP J-Reit, REIT	1,404	1,371,329
Hulic Co. Ltd.	212,000	3,137,443
Japan Logistics Fund, Inc., REIT	59	625,255
Japan Real Estate Investment Corp., REIT	228	1,219,815
Japan Retail Fund Investment Corp., REIT	769	1,564,680
Mitsubishi Estate Co. Ltd.	950,000	28,429,742
Mitsui Fudosan Co. Ltd.	752,000	27,125,148
Nippon Building Fund, Inc., REIT	994	5,775,350
Nippon Prologis, Inc., REIT	387	3,707,060
Nomura Real Estate Holdings, Inc.	124,900	2,814,356
NTT Urban Development Corp.	281,400	3,243,721
Sumitomo Realty & Development Co. Ltd.	284,000	14,150,995
United Urban Investment Corp., REIT	1,374	1,974,889

		114,244,701

Netherlands — 1.2%
Corio NV, REIT	29,447	1,321,503
Eurocommercial Properties NV, REIT	82,076	3,481,358
Wereldhave NV, REIT	30,746	2,419,212

		7,222,073

Norway — 0.2%
Norwegian Property ASA	887,468	1,063,738

Singapore — 3.1%
Ascendas Real Estate Investment Trust, REIT	1,159,000	2,028,415
CapitaLand Ltd.	1,753,000	4,225,452
CapitaMalls Asia Ltd.	1,151,000	1,793,956
Global Logistic Properties Ltd.	1,624,000	3,725,354
Keppel, REIT	4,480,250	4,211,854
Mapletree Commercial Trust, REIT	253,000	239,205
Mapletree Industrial Trust, REIT	2,010,280	2,130,056

		18,354,292

Sweden — 0.6%
Fabege AB	112,112	1,339,237
Hufvudstaden AB (Class A Stock)	152,117	2,037,558

		3,376,795

Switzerland — 0.3%
PSP Swiss Property AG*	23,326	1,976,651

United Kingdom — 5.3%
Atrium European Real Estate Ltd.*	311,859	1,800,104
Big Yellow Group PLC, REIT	184,638	1,463,691
British Land Co. PLC, REIT	785,144	8,185,553
Great Portland Estates PLC, REIT	250,836	2,492,243
Hammerson PLC, REIT	786,843	6,550,639
Land Securities Group PLC, REIT	494,401	7,897,860
Segro PLC, REIT	571,447	3,163,084

		31,553,174

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST GLOBAL REAL ESTATE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States — 44.5%
American Assets Trust, Inc., REIT(a)	36,828	$1,157,504
American Campus Communities, Inc., REIT	51,951	1,673,342
AvalonBay Communities, Inc., REIT	94,128	11,128,753
BioMed Realty Trust, Inc., REIT	206,970	3,750,296
Boston Properties, Inc., REIT	73,548	7,382,013
Camden Property Trust, REIT	91,250	5,190,300
CBL & Associates Properties, Inc., REIT(a)	227,770	4,090,749
Chesapeake Lodging Trust, REIT	152,316	3,852,072
Corporate Office Properties Trust, REIT(a)	130,200	3,084,438
CubeSmart, REIT	168,638	2,688,090
DCT Industrial Trust, Inc., REIT(a)	368,716	2,628,945
DDR Corp., REIT(a)	235,326	3,616,961
Douglas Emmett, Inc., REIT	187,130	4,358,258
Duke Realty Corp., REIT	275,727	4,146,934
Empire State Realty Trust, Inc. (Class A Stock)(a)	402,968	6,165,410
Equity Residential, REIT(a)	51,646	2,678,878
Essex Property Trust, Inc., REIT	35,545	5,101,063
Excel Trust, Inc., REIT	91,348	1,040,454
Extra Space Storage, Inc., REIT	57,700	2,430,901
First Potomac Realty Trust, REIT	156,370	1,818,583
Forest City Enterprises, Inc. (Class A Stock)*	196,113	3,745,758
General Growth Properties, Inc., REIT(a)	446,295	8,957,141
Glimcher Realty Trust, REIT(a)	238,022	2,227,886
HCP, Inc., REIT	34,656	1,258,706
Health Care, Inc., REIT(a)	118,823	6,365,348
Healthcare Realty Trust, Inc., REIT	124,553	2,654,224
Healthcare Trust of America, Inc.(a)	170,306	1,675,811
Hilton Worldwide Holdings, Inc.*	66,800	1,486,300
Home Properties, Inc., REIT	57,519	3,084,169
Host Hotels & Resorts, Inc., REIT(a)	532,900	10,359,576
Hudson Pacific Properties, Inc., REIT	208,534	4,560,639
Kimco Realty Corp., REIT	273,469	5,401,013
Kite Realty Group Trust, REIT(a)	390,935	2,568,443
LTC Properties, Inc., REIT	31,881	1,128,269
Macerich Co. (The), REIT	131,773	7,760,112
Mack-Cali Realty Corp., REIT	202,448	4,348,583
National Health Investors, Inc., REIT	48,874	2,741,831
Pebblebrook Hotel Trust, REIT	49,033	1,508,255
Physicians Realty Trust, REIT(a)	190,494	2,426,894
Post Properties, Inc., REIT(a)	126,130	5,704,860
ProLogis, Inc., REIT	326,686	12,071,048
PS Business Parks, Inc.	30,440	2,326,225
Public Storage, REIT	92,153	13,870,870
Regency Centers Corp., REIT	105,806	4,898,818
Simon Property Group, Inc., REIT	181,488	27,615,214
SL Green Realty Corp., REIT	81,605	7,538,670
Sovran Self Storage, Inc., REIT	59,394	3,870,707
STAG Industrial, Inc., REIT	156,276	3,186,468
Starwood Hotels & Resorts Worldwide, Inc	44,587	3,542,437
Strategic Hotels & Resorts, Inc., REIT*	522,632	4,938,872
UDR, Inc., REIT	312,070	7,286,835
Ventas, Inc., REIT	186,930	10,707,350
Vornado Realty Trust, REIT	57,109	5,070,708

		264,871,984

TOTAL COMMON STOCKS (cost $535,810,219)		587,184,792

PREFERRED STOCK — 0.1%	Shares	Value (Note 2)
Sweden
Klovern AB, (PRFC) (cost $175,341)	9,225	$215,135

TOTAL LONG-TERM INVESTMENTS (cost $535,985,560)		587,399,927

SHORT-TERM INVESTMENT — 9.9%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $58,886,223; includes $52,873,611 of cash collateral for securities on loan)(b)(w)(Note 4)	58,886,223	58,886,223

TOTAL INVESTMENTS — 108.6% (cost $594,871,783)		646,286,150
LIABILITIES IN EXCESS OF OTHER ASSETS — (8.6)%		(50,940,818)

NET ASSETS — 100.0%		$595,345,332

The following abbreviations are used in the Portfolio descriptions:

REIT	Real Estate Investment Trust
PRFC	Preference Shares

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $51,326,355; cash collateral of $52,873,611 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST GLOBAL REAL ESTATE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Australia	$—	$35,778,984	$—
Austria	—	269,414	—
Brazil	2,589,749	—	—
Canada	8,166,179	—	—
Finland	—	1,759,535	—
France	—	25,827,024	—
Germany	7,342,056	5,486,551	—
Hong Kong	6,908,900	50,392,992	—
Japan	1,006,020	113,238,681	—
Netherlands	—	7,222,073	—
Norway	1,063,738	—	—
Singapore	—	18,354,292	—
Sweden	—	3,376,795	—
Switzerland	—	1,976,651	—
United Kingdom	—	31,553,174	—
United States	264,871,984	—	—
Preferred Stock — Sweden	—	215,135	—
Affiliated Money Market Mutual Fund	58,886,223	—	—

Total	$350,834,849	$295,451,301	$—

Fair Value of Level 2 investments at 12/31/12 was $254,179,233. An amount of $6,353,899 was transferred from Level 1 into Level 2 at 12/31/13 as a result of fair valuing such foreign securities using third-party vendor modeling tools. Such fair values are used to reflect the impact of significant market movements between the time at which the Portfolio normally values its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of the period.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows (unaudited):

Diversified Real Estate Activities	20.9%
Retail REIT’s	20.0
Specialized REIT’s	12.6
Diversified REIT’s	10.3
Affiliated Money Market Mutual Fund (8.9% representsinvestments purchased with collateral from securities onloan)	9.9

Office REIT’s	9.6%
Real Estate Operating Companies	8.7
Residential REIT’s	7.7
Industrial REIT’s	5.8
Real Estate Development	2.2
Hotels, Resorts & Cruise Lines	0.9

108.6
Liabilities in excess of other assets	(8.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST GLOBAL REAL ESTATE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in financial instruments during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$51,326,355	$—	$—	$51,326,355
Collateral Amount Pledged/(Received):
Securities on loan				(51,326,355)

Net Amount				$—

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST GLOBAL REAL ESTATE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $51,326,355:
Unaffiliated investments (cost $535,985,560)	$587,399,927
Affiliated investments (cost $58,886,223)	58,886,223
Foreign currency, at value (cost $25,821)	25,741
Dividends receivable	2,148,628
Tax reclaim receivable	530,763
Receivable for fund share sold	23,183
Prepaid expenses	5,048

Total Assets	649,019,513

LIABILITIES:
Payable to broker for collateral for securities on loan	52,873,611
Payable for investments purchased	451,371
Advisory fees payable	232,641
Accrued expenses and other liabilities	97,011
Payable for fund share repurchased	10,951
Distribution fee payable	8,179
Affiliated transfer agent fee payable	417

Total Liabilities	53,674,181

NET ASSETS	$595,345,332

Net assets were comprised of:
Paid-in capital	$571,695,038
Retained earnings	23,650,294

Net assets, December 31, 2013	$595,345,332

Net asset value and redemption price per share, $595,345,332 / 60,521,317 outstanding shares ofbeneficial interest	$9.84

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Unaffiliated dividend income (net of $818,903foreign withholding tax)	$14,169,774
Affiliated income from securities lending, net	23,477
Affiliated dividend income	11,267

14,204,518

EXPENSES
Advisory fees	5,959,281
Distribution fee (Note 4)	517,117
Custodian and accounting fees	205,000
Shareholder servicing fees and expenses (Note 4)	87,531
Audit fee	42,000
Trustees’ fees	17,000
Legal fees and expenses	12,000
Transfer agent’s fees and expenses (includingaffiliated expense of $2,600) (Note 4)	9,000
Commitment fee on syndicated credit agreement	8,000
Shareholders’ reports	8,000
Insurance expenses	6,000
Loan interest expense (Note 7)	2,618
Miscellaneous	29,607

Total expenses	6,903,154
Less: shareholder servicing fee waiver	(9,684)

Net expenses	6,893,470

NET INVESTMENT INCOME	7,311,048

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	30,353,158
Foreign currency transactions	(130,636)

30,222,522

Net change in unrealized appreciation (depreciation) on:
Investments	(14,948,411)
Foreign currencies	19,239

(14,929,172)

NET GAIN ON INVESTMENTS	15,293,350

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,604,398

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$7,311,048	$7,704,859
Net realized gain on investment and foreign currency transactions	30,222,522	20,581,291
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(14,929,172)	70,786,352

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	22,604,398	99,072,502

DISTRIBUTIONS	—	(7,558,884)

FUND SHARE TRANSACTIONS:
Fund share sold [7,886,945 and 29,901,394 shares, respectively]	77,489,448	254,119,989
Fund share issued in reinvestment of distributions [0 and 937,827 shares, respectively]	—	7,558,884
Fund share repurchased [5,500,618 and 15,198,968 shares, respectively]	(52,809,209)	(126,792,677)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	24,680,239	134,886,196

TOTAL INCREASE IN NET ASSETS	47,284,637	226,399,814
NET ASSETS:
Beginning of year	548,060,695	321,660,881

End of year	$595,345,332	$548,060,695

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST HIGH YIELD PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 95.7% BANK LOANS(c) — 4.3%	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Airlines — 0.1%
Delta Air Lines, Inc., New Term Loan B-1	4.000%	10/18/18	$1,980	$1,986,930

Building Materials & Construction — 0.1%
Continental Building Products LLC, Closing Date Loan	8.750%	02/26/21	964	964,062
Quikrete Holdings, Inc., Initial Loan (Second Lien)	7.000%	03/26/21	108	109,837

				1,073,899

Chemicals — 0.2%
Arizona Chemical U.S., Inc., Term Loan	5.250%	12/22/17	305	306,460
Arizona Chemical U.S., Inc., Term Loan	6.250%	12/22/17	13	13,353
Cristal Inorganic Chemicals U.S., Inc., Loan (Second Lien)	5.997%	11/15/14	832	832,046
Dupont Performance, Initial Term Loan	4.750%	02/01/20	733	737,678
OCI Beaumont LLC, Term Loan B-2	6.250%	08/20/19	163	164,414
Tronox Finance LLC, New Term Loan	4.500%	03/19/20	248	250,790

				2,304,741

Consumer Products — 0.1%
Serta Simmons Holdings LLC, Term Loan B	4.250%	10/01/19	891	895,662

Consumer Services
Realogy Corp., Extended Synthetic Commitment	4.400%	10/10/16	72	72,715
Sourcehov LLC, Term Loan (Second Lien)	8.750%	04/30/19	300	303,375
St. George’s University Scholastic Services LLC, Term Loan	8.500%	12/20/17	199	200,125

				576,215

Electric — 0.2%
Texas Competitive Electric Holdings Co. LLC, 2014 Term Loan (Non-Extending)	3.668%	10/10/14	335	236,914
Texas Competitive Electric Holdings Co. LLC, 2014 Term Loan (Non-Extending)	3.739%	10/10/14	1,511	1,067,786
Texas Competitive Electric Holdings Co. LLC, 2014 Term Loan (Non-Extending)	3.739%	10/10/14	904	638,708
Texas Competitive Electric Holdings Co. LLC, 2017 Term Loan (Extending)	4.668%	10/10/17	343	236,650
Texas Competitive Electric Holdings Co. LLC, 2017 Term Loan (Extending)	4.739%	10/10/17	1,504	1,038,706
Texas Competitive Electric Holdings Co. LLC, 2017 Term Loan (Extending)	4.739%	10/10/17	903	623,726

				3,842,490

Entertainment
Intrawest Operations Group LLC, Initial Term Loan	6.500%	11/23/20	190	191,663
WMG Acquisition Corp., Tranche Refinancing Term Loan B	3.750%	07/01/20	190	189,383

				381,046

Food & Beverage — 0.3%
Dole Food Co., Inc., Tranche Term Loan B	4.500%	11/01/18	900	903,000

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

BANK LOANS(c) (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Food & Beverage (continued)
Pinnacle Foods Finance LLC, Tranche Term Loan G	3.250%	04/29/20	$2,995	$2,989,416

				3,892,416

Gaming — 0.5%
American Casino & Entertainment Properties, Term Loan (Second Lien)	11.250%	01/03/20	315	327,600
American Casino & Entertainment Properties, Term Loan B	6.000%	07/03/19	473	478,533
Caesars Entertainment Operating Co., Inc., Term Loan B-6	5.488%	01/28/18	3,884	3,703,701
CCM Merger, Inc., Term Loan	5.000%	03/01/17	452	455,706
Graton Economic Development Authority, Closing Date Term Loan B	9.000%	08/22/18	375	395,314
Jacobs Entertainment, Inc., Tranche Term Loan B (First Lien)	6.250%	10/29/18	262	261,021
Mohegan Tribal Gaming Authority, Term Loan B	5.500%	06/15/18	300	304,314
ROC Finance LLC, Funded Term Loan B	5.000%	06/20/19	633	605,505
Scientific Games International, Inc., Initial Term Loan	4.250%	10/18/20	300	300,075
Shingle Springs Tribal Gaming Authority, Term Facility	6.250%	08/29/19	496	498,111
Station Casinos LLC, Term Loan B	5.000%	03/01/20	893	902,183

				8,232,063

Healthcare & Pharmaceutical — 0.1%
Aptalis Pharma, Inc., Term Loan B	6.000%	10/02/20	1,097	1,115,541
inVentiv Health, Inc., Consolidated Term Loan	7.500%	08/04/16	275	271,851

				1,387,392

Independent Energy — 0.2%
Fieldwood Energy LLC, Closing Date Loan (Second Lien)	8.375%	09/30/20	1,255	1,280,100
NFR Energy LLC, Term Loan (Second Lien)	8.750%	12/31/18	667	672,500
Rice Drilling B LLC, Term Loan (Second Lien)	8.500%	10/25/18	236	239,844
Vantage Energy, Loan	8.500%	12/27/18	354	352,672
WildHorse Resources LLC, Term Loan	7.500%	12/13/18	557	557,143

				3,102,259

Lodging
Hilton Worldwide Finance LLC, Initial Term Loan	3.750%	10/26/20	395	397,698

Media – Non Cable — 0.6%
Clear Channel Communications, Inc., Tranche Term Loan B	3.814%	01/29/16	1,770	1,711,980
Clear Channel Communications, Inc., Tranche Term Loan D	6.919%	01/23/19	1,863	1,776,743
Clear Channel Communications, Inc., Tranche Term Loan E	7.669%	07/30/19	1,597	1,571,868
Entercom Radio LLC, Term Loan B-2	5.000%	11/23/18	260	260,864
Hubbard Radio LLC, Tranche Term Loan 1	4.500%	04/29/19	394	395,146
McGraw-Hill Global Education Holdings LLC, Term Loan B	9.000%	03/22/19	343	348,574
MTL Publishing LLC, Term Loan B	4.250%	06/29/18	283	283,959
NEP/NCP Holdco, Inc., Term Loan (Second Lien)	9.500%	07/22/20	156	159,918
R.H. Donnelley, Inc., Loan	9.750%	12/31/16	891	539,372

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

BANK LOANS(c) (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Media – Non Cable (continued)
Radio One, Inc., Term Loan	7.500%	03/31/16	$1,223	$1,250,884
Univision Communications, Inc., 2013 Converted Extended Term Loan (First Lien)	4.500%	03/01/20	1,185	1,190,336
Univision Communications, Inc., 2013 Incremental Term Loan	4.000%	03/01/20	328	328,753
Vertis, Inc., Term Loan(i)	14.000%	12/21/15	1,758	30,758

				9,849,155

Metals & Mining — 0.1%
Arch Coal, Inc., Term Loan	5.750%	05/16/18	868	854,780
Noranda Aluminum Acquisition Corp., Term Loan B	5.750%	02/28/19	393	367,894

				1,222,674

Oil & Field Services — 0.1%
Shelf Drilling, Term Loan	10.000%	10/08/18	370	374,625
Stallion Oilfield, Loan	8.000%	06/19/18	407	414,659

				789,284

Other Financial Institutions
Ascensus, Inc., Initial Term Loan	9.000%	11/15/20	120	121,800

Other Industrials — 0.1%
Edwards Ltd., Initial Term Loan (First Lien)	4.500%	03/26/20	393	393,107
WTG Holdings III Corp., Loan	8.500%	12/15/21	700	700,000

				1,093,107

Packaging
Reynolds Group Holdings, Incremental U.S. Term Loan	4.000%	12/01/18	660	666,047

Refining
Alon USA Partners LP, Tranche Term Loan B	9.250%	11/28/18	204	208,927

Restaurants
Wendy’s International, Inc., Term Loan B	3.250%	05/15/19	340	340,357

Retailers — 0.4%
Gymboree Corp. (The), Term Loan 2011	5.000%	02/23/18	2,122	1,979,808
J.C. Penney Co., Inc., Loan	6.000%	05/22/18	1,741	1,701,201
Rite Aid Corp., Tranche Term Loan 2	4.875%	06/21/21	1,417	1,435,551
Rite Aid Corp., Tranche Term Loan 1 (Second Lien)	5.750%	08/21/20	185	189,336
Sears Roebuck Acceptance Corp., Term Loan	5.500%	06/30/18	915	920,023

				6,225,919

Supermarkets — 0.2%
SUPERVALU, Inc., New Term Loan	5.000%	03/21/19	2,358	2,378,317

Technology — 0.8%
Alcatel-Lucent USA, Inc., Term Loan C	5.750%	01/30/19	618	619,922
Avaya, Inc., Term Loan B-3	4.736%	10/26/17	964	942,096
Avaya, Inc., Term Loan B-5	4.750%	03/31/18	494	500,780
BMC Software Finance, Inc., Initial U.S. Term Loan	5.000%	09/10/20	339	340,573
CDW Corp., Term Loan	3.250%	04/29/20	769	766,027

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

BANK LOANS(c) (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Technology (continued)
Ceridian Corp., 2013 New Replacement U.S. Term Loan	4.415%	05/09/17	$239	$239,766
Dell, Inc., Term Loan B	4.500%	04/29/20	1,250	1,252,237
First Data Corp., New Term Loan (2018B)	4.164%	09/24/18	724	724,318
Freescale Semiconductor, Inc., Tranche Term Loan B-4	5.000%	03/01/20	496	500,945
Go Daddy Operating Co. LLC, Tranche Term Loan B-3	4.000%	12/16/18	978	977,711
Infor (US), Inc., Tranche Term Loan B-2	5.250%	04/05/18	552	553,261
Kronos, Inc., Loan	9.750%	04/30/20	3,000	3,102,501
Novelis, Inc., Term Loan (First Lien)	7.250%	11/22/17	440	447,805
RP Crown Parent LLC, New Term Loan (First Lien)	6.000%	12/21/18	850	852,456
Syniverse Holdings, Inc., Tranche Term Loan B	4.000%	04/23/19	915	918,276

				12,738,674

Transportation Services — 0.1%
Navios Maritime Partners LP, Term Loan	5.250%	06/27/18	553	554,259
Ozburn-Hessey Holding Co. LLC, Term Loan	6.750%	05/22/19	199	199,746
State Class Tankers II LLC, Initial Term Loan	6.750%	06/20/20	325	327,437

				1,081,442

Wireless — 0.1%
Altice Financing SA, Term Loan	5.500%	07/02/19	525	527,626
Cricket Communications, Inc., Term Loan C	4.750%	03/08/20	875	877,517

				1,405,143

Wirelines
Cincinnati Bell, Inc., Tranche Term Loan B	4.000%	09/10/20	130	129,836
Integra Telecom Holdings, Inc., Replacement Term Loan	5.250%	02/22/19	182	184,575

				314,411

TOTAL BANK LOANS (cost $68,589,560)				66,508,068

CORPORATE BONDS — 90.5%
Aerospace/Defense — 1.3%
Alliant Techsystems, Inc., Gtd. Notes	6.875%	09/15/20(a)	4,000	4,315,000
Alliant Techsystems, Inc., Sr. Unsec’d. Notes, 144A	5.250%	10/01/21	1,487	1,490,718
B/E Aerospace, Inc., Sr. Unsec’d. Notes	6.875%	10/01/20	1,441	1,581,497
Bombardier, Inc. (Canada), Sr. Notes, 144A	6.125%	01/15/23	1,968	1,953,240
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	5.750%	03/15/22	1,325	1,315,063
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	7.750%	03/15/20	147	166,845
Esterline Technologies Corp., Gtd. Notes	7.000%	08/01/20	1,000	1,080,000
Sequa Corp., Gtd. Notes, 144A (original cost $2,688,759; purchased 12/10/12 - 12/17/13)	7.000%	12/15/17(f)(g)	2,675	2,701,750
TransDigm, Inc., Gtd. Notes	7.500%	07/15/21(a)	1,550	1,666,250
TransDigm, Inc., Gtd. Notes	7.750%	12/15/18(a)	3,225	3,458,813

				19,729,176

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Airlines — 0.4%
Continental Airlines 2003-ERJ1 Pass-Through Trust, Pass-Through Certificates	7.875%	01/02/20(a)	$914	$984,644
Continental Airlines 2004-ERJ1 Pass-Through Trust, Pass-Through Certificates	9.558%	03/01/21	337	377,983
Continental Airlines 2005-ERJ1 Pass-Through Trust, Pass-Through Certificates	9.798%	10/01/22	1,749	1,971,960
Continental Airlines 2012-3 Class C Pass-Through Certificates, Pass-Through Certificates	6.125%	04/29/18	692	723,140
Delta Air Lines 2012-1 Class B Pass-Through Trust, Pass-Through Certificates, 144A	6.875%	05/07/19	578	620,951
UAL 2009-2A Pass-Through Trust, Pass-Through Certificates	9.750%	07/15/18	725	833,476
US Airways 2012-2 Class B Pass-Through Trust, Pass-Through Certificates	6.750%	12/03/23	523	555,635
US Airways 2013-1 Class B Pass-Through Trust, Pass-Through Certificates	5.375%	05/15/23	120	118,200

				6,185,989

Automotive — 2.4%
Allison Transmission, Inc., Gtd. Notes, 144A	7.125%	05/15/19	2,000	2,155,000
American Axle & Manufacturing, Inc., Gtd. Notes	6.250%	03/15/21(a)	1,575	1,673,437
American Axle & Manufacturing, Inc., Gtd. Notes	6.625%	10/15/22(a)	1,200	1,263,000
Chrysler Group LLC/CG Co-Issuer, Inc., Sec’d. Notes	8.000%	06/15/19(a)	2,471	2,730,455
Chrysler Group LLC/CG Co-Issuer, Inc., Sec’d. Notes	8.250%	06/15/21(a)	5,562	6,326,776
Dana Holding Corp., Sr. Unsec’d. Notes	5.375%	09/15/21	350	351,313
Dana Holding Corp., Sr. Unsec’d. Notes	6.500%	02/15/19(a)	1,125	1,195,313
Dana Holding Corp., Sr. Unsec’d. Notes	6.750%	02/15/21(a)	2,300	2,472,500
Delphi Corp., Gtd. Notes	6.125%	05/15/21	1,050	1,164,187
General Motors Co., Sr. Unsec’d. Notes, 144A	3.500%	10/02/18	525	536,813
General Motors Co., Sr. Unsec’d. Notes, 144A	4.875%	10/02/23	2,675	2,708,437
General Motors Financial Co., Inc., Gtd. Notes, 144A	2.750%	05/15/16	189	191,363
General Motors Financial Co., Inc., Gtd. Notes, 144A	3.250%	05/15/18	463	463,000
General Motors Financial Co., Inc., Gtd. Notes, 144A	4.750%	08/15/17	575	610,219
Goodyear Tire & Rubber Co. (The), Gtd. Notes	7.000%	05/15/22(a)	1,638	1,762,897
J.B. Poindexter & Co., Inc., Sr. Unsec’d. Notes, 144A	9.000%	04/01/22	1,127	1,203,073
Jaguar Land Rover Automotive PLC (United Kingdom), Gtd. Notes, 144A	4.125%	12/15/18	248	249,550
Jaguar Land Rover Automotive PLC (United Kingdom), Gtd. Notes, 144A	5.625%	02/01/23(a)	400	400,000
Lear Corp., Gtd. Notes	7.875%	03/15/18	2,478	2,595,705
Lear Corp., Gtd. Notes	8.125%	03/15/20	720	793,800
Meritor, Inc., Gtd. Notes	6.750%	06/15/21	900	918,000
Pittsburgh Glass Works LLC, Sr. Sec’d. Notes, 144A	8.000%	11/15/18(a)	600	631,500
Schaeffler Finance BV (Germany), Sr. Sec’d. Notes, 144A	4.750%	05/15/21(a)	1,775	1,770,563
Stackpole International Intermediate/Stackpole International Powder (Canada), Sr. Sec’d. Notes, 144A	7.750%	10/15/21(a)	841	874,640
Titan International, Inc., Sr. Sec’d. Notes, 144A	6.875%	10/01/20	1,650	1,720,125

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Automotive (continued)
UCI International, Inc., Gtd. Notes	8.625%		02/15/19	$260	$260,000

					37,021,666

Banking — 1.9%
Ally Financial, Inc., Gtd. Notes	5.500%		02/15/17	475	514,187
Ally Financial, Inc., Gtd. Notes	6.250%		12/01/17(a)	725	808,375
Ally Financial, Inc., Gtd. Notes	7.500%		09/15/20(a)	1,310	1,526,150
Ally Financial, Inc., Gtd. Notes	8.000%		03/15/20(a)	5,550	6,653,063
Ally Financial, Inc., Gtd. Notes	8.000%		11/01/31(a)	3,295	3,941,644
AmSouth Bancorp, Sub. Notes	6.750%		11/01/25	955	1,001,257
Bank of America Corp., Series K, Jr. Sub. Notes	8.000%	(c)	07/29/49	2,671	2,959,468
Bank of America Corp., Series M, Jr. Sub. Notes	8.125%	(c)	12/29/49	550	615,313
Bank of America Corp., Series U, Jr. Sub. Notes	5.200%	(c)	12/29/49(a)	900	792,000
Barclays Bank PLC (United Kingdom), Sub. Notes	7.625%		11/21/22	10	10,650
Citigroup, Inc., Jr. Sub. Notes	5.950%	(c)	12/31/49	1,546	1,430,591
Citigroup, Inc., Series D, Jr. Sub. Notes	5.350%	(c)	04/29/49	900	790,200
JPMorgan Chase & Co., Series R, Jr. Sub. Notes	6.000%	(c)	12/29/49(a)	925	884,531
Royal Bank of Scotland Group PLC (United Kingdom), Sub. Notes	6.100%		06/10/23	1,470	1,481,901
Royal Bank of Scotland Group PLC (United Kingdom), Sub. Notes	6.125%		12/15/22(a)	2,375	2,427,252
Royal Bank of Scotland PLC (The) (United Kingdom), Sub. Notes	9.500%	(c)	03/16/22	495	579,536
Societe Generale SA (France), Jr. Sub. Notes, 144A	7.875%	(c)	12/29/49	513	516,591
Wachovia Capital Trust III, Ltd. Gtd. Notes	5.570%	(c)	03/29/49	2,675	2,447,625
Wells Fargo & Co., Series K, Jr. Sub. Notes	7.980%	(c)	03/29/49	365	406,975

					29,787,309

Brokerage — 0.3%
Blackstone Holdings Finance Co. LLC, Gtd. Notes, 144A	4.750%		02/15/23	1,200	1,243,458
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., Gtd. Notes, 144A	7.750%		02/15/18	325	343,687
E*TRADE Financial Corp., Sr. Unsec’d. Notes	6.000%		11/15/17	230	244,375
E*TRADE Financial Corp., Sr. Unsec’d. Notes	6.375%		11/15/19	865	928,794
Jefferies LoanCore LLC/JLC Finance Corp., Sr. Unsec’d. Notes, 144A	6.875%		06/01/20	825	816,750
Neuberger Berman Group LLC/Neuberger Berman Finance Corp., Sr. Unsec’d. Notes, 144A	5.625%		03/15/20	575	603,750
Oppenheimer Holdings, Inc., Sr. Sec’d. Notes	8.750%		04/15/18	310	331,700

					4,512,514

Building Materials & Construction — 3.6%
Beazer Homes USA, Inc., Gtd. Notes	7.250%		02/01/23	475	475,000
Beazer Homes USA, Inc., Gtd. Notes	9.125%		06/15/18	2,877	3,078,390
Beazer Homes USA, Inc., Gtd. Notes, 144A	7.500%		09/15/21	1,850	1,914,750
Boise Cascade Co., Gtd. Notes	6.375%		11/01/20	703	739,907
Brookfield Residential Properties, Inc. (Canada), Gtd. Notes, 144A	6.500%		12/15/20(a)	872	904,700
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada), Gtd. Notes, 144A	6.125%		07/01/22	2,234	2,245,170

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Building Materials & Construction (continued)
Building Materials Corp. of America, Sr. Notes, 144A (original cost $946,204; purchased 09/27/10)	6.875%	08/15/18(f)(g)	$950	$1,009,375
Building Materials Corp. of America, Sr. Sec’d. Notes, 144A (original cost $2,521,042;purchased 02/02/10 - 04/27/11)	7.000%	02/15/20(f)(g)	2,500	2,687,500
Cemex Espana Luxembourg (Mexico), Sr. Sec’d. Notes, 144A	9.250%	05/12/20	1,500	1,646,250
Cemex Espana Luxembourg (Mexico), Sr. Sec’d. Notes, 144A	9.875%	04/30/19	2,150	2,456,375
Cemex Finance LLC (Mexico), Sr. Sec’d. Notes, 144A	9.375%	10/12/22	1,565	1,764,537
Cemex SAB De CV (Mexico), Sr. Sec’d. Notes, 144A	5.875%	03/25/19	665	666,663
Cemex SAB de CV (Mexico), Sr. Sec’d. Notes, 144A	6.500%	12/10/19	1,000	1,033,000
Cemex SAB de CV (Mexico), Sr. Sec’d. Notes, 144A	7.250%	01/15/21	698	722,430
Cemex SAB de CV (Mexico), Sr. Sec’d. Notes, 144A	9.000%	01/11/18(a)	1,400	1,536,500
CPG Merger Sub LLC, Gtd. Notes, 144A	8.000%	10/01/21	150	156,000
DR Horton, Inc., Gtd. Notes	4.750%	02/15/23	2,875	2,731,250
HD Supply, Inc., Gtd. Notes	7.500%	07/15/20(a)	1,610	1,734,775
HD Supply, Inc., Sr. Sec’d. Notes	8.125%	04/15/19(a)	1,035	1,152,731
Headwaters, Inc., Gtd. Notes, 144A	7.250%	01/15/19	388	398,670
K Hovnanian Enterprises, Inc., Gtd. Notes	6.250%	01/15/16	100	105,500
K Hovnanian Enterprises, Inc., Gtd. Notes	11.875%	10/15/15	605	694,237
K Hovnanian Enterprises, Inc., Sec’d. Notes, 144A	9.125%	11/15/20	540	592,650
K Hovnanian Enterprises, Inc., Sr. Sec’d. Notes, 144A	7.250%	10/15/20(a)	1,565	1,680,419
KB Home, Gtd. Notes	7.000%	12/15/21(a)	850	886,125
KB Home, Gtd. Notes	7.500%	09/15/22(a)	2,150	2,262,875
Lafarge SA (France), Sr. Unsec’d. Notes	7.125%	07/15/36	600	625,500
Lennar Corp., Gtd. Notes	6.950%	06/01/18	475	534,375
Lennar Corp., Series B, Gtd. Notes	12.250%	06/01/17	625	803,906
M/I Homes, Inc., Gtd. Notes	8.625%	11/15/18	703	760,997
Masco Corp., Sr. Unsec’d. Notes	5.850%	03/15/17	25	27,437
Masco Corp., Sr. Unsec’d. Notes	5.950%	03/15/22	870	920,025
Masco Corp., Sr. Unsec’d. Notes	7.125%	03/15/20	51	58,217
Masonite International Corp. (Canada), Gtd. Notes, 144A	8.250%	04/15/21	860	946,000
Mattamy Group Corp. (Canada), Notes	6.500%	11/15/20	570	533,914
Mattamy Group Corp. (Canada), Sr. Unsec’d. Notes, 144A	6.500%	11/15/20	35	34,650
Meritage Homes Corp., Gtd. Notes	7.150%	04/15/20	40	43,200
Meritage Homes Corp., Gtd. Notes, 144A	7.150%	04/15/20	148	159,840
Norbord, Inc. (Canada), Sr. Sec’d. Notes, 144A	5.375%	12/01/20	530	526,687
Nortek, Inc., Gtd. Notes	8.500%	04/15/21	502	555,965
Roofing Supply Group LLC/Roofing Supply Finance, Inc., Gtd. Notes, 144A	10.000%	06/01/20	730	817,600
Standard Pacific Corp., Gtd. Notes	6.250%	12/15/21(a)	175	182,437
Standard Pacific Corp., Gtd. Notes	8.375%	05/15/18	1,475	1,733,125
Standard Pacific Corp., Gtd. Notes	8.375%	01/15/21(a)	1,375	1,601,875
Standard Pacific Corp., Gtd. Notes	10.750%	09/15/16	66	79,530
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Gtd. Notes, 144A	5.250%	04/15/21	400	389,000

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Building Materials & Construction (continued)
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Gtd. Notes, 144A	7.750%	04/15/20	$2,398	$2,637,800
Toll Brothers Finance Corp., Gtd. Notes	4.000%	12/31/18	275	279,813
US Concrete, Inc., Sr. Sec’d. Notes, 144A	8.500%	12/01/18	275	281,187
USG Corp., Gtd. Notes, 144A	5.875%	11/01/21	211	219,440
USG Corp., Gtd. Notes, 144A	7.875%	03/30/20	21	23,625
Vulcan Materials Co., Sr. Unsec’d. Notes	7.000%	06/15/18	50	56,875
Vulcan Materials Co., Sr. Unsec’d. Notes	7.500%	06/15/21(a)	2,603	2,967,420
WCI Communities, Inc., Gtd. Notes, 144A	6.875%	08/15/21	3,540	3,522,300

				56,598,519

Chemicals — 2.9%
Ashland, Inc., Gtd. Notes	4.750%	08/15/22(a)	850	807,500
Ashland, Inc., Sr. Unsec’d. Notes	3.000%	03/15/16	578	589,560
Ashland, Inc., Sr. Unsec’d. Notes	3.875%	04/15/18	712	720,900
Axiall Corp., Gtd. Notes, 144A	4.875%	05/15/23(a)	989	934,605
Basell Finance Co. BV (Netherlands), Gtd. Notes, 144A	8.100%	03/15/27(a)	435	549,270
Celanese US Holdings LLC, Gtd. Notes	4.625%	11/15/22	1,050	1,005,375
Chemtura Corp., Gtd. Notes	5.750%	07/15/21(a)	2,825	2,863,844
Eagle Spinco, Inc., Gtd. Notes, 144A	4.625%	02/15/21(a)	1,011	990,780
Hexion US Finance Corp., Sr. Sec’d. Notes	6.625%	04/15/20	1,275	1,306,875
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, Sec’d. Notes	9.000%	11/15/20(a)	5,350	5,336,625
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, Sr. Sec’d. Notes	8.875%	02/01/18	400	415,500
Huntsman International LLC, Gtd. Notes	4.875%	11/15/20(a)	1,000	985,000
INEOS Group Holdings SA (Luxembourg), Gtd. Notes, 144A	6.125%	08/15/18(a)	374	375,870
JM Huber Corp., Sr. Notes, 144A	9.875%	11/01/19	435	499,706
Koppers, Inc., Gtd. Notes	7.875%	12/01/19	1,960	2,116,800
LSB Industries, Inc., Sr. Sec’d. Notes, 144A	7.750%	08/01/19(a)	976	1,024,800
LyondellBasell Industries NV, Sr. Unsec’d. Notes	6.000%	11/15/21	200	230,022
NOVA Chemicals Corp. (Canada), Sr. Unsec’d. Notes, 144A	5.250%	08/01/23	2,260	2,327,800
Nufarm Australia Ltd. (Australia), Gtd. Notes, 144A	6.375%	10/15/19	585	605,475
OMNOVA Solutions, Inc., Gtd. Notes	7.875%	11/01/18	560	602,000
Orion Engineered Carbons Finance & Co. SCA (Luxembourg), Gtd. Notes, PIK, 144A	9.250%	08/01/19(a)	1,125	1,175,625
Petrologistics LP/Petrologistics Finance Corp., Gtd. Notes, 144A	6.250%	04/01/20	2,237	2,242,593
PolyOne Corp., Sr. Unsec’d. Notes	5.250%	03/15/23	1,267	1,235,325
PolyOne Corp., Sr. Unsec’d. Notes	7.375%	09/15/20(a)	984	1,087,320
Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp., Sec’d. Notes, 144A	6.500%	04/15/21	1,900	1,833,500
Rockwood Specialties Group, Inc., Gtd. Notes	4.625%	10/15/20	900	919,125
Taminco Global Chemical Corp. (Belgium), Sec’d. Notes, 144A	9.750%	03/31/20	3,725	4,227,875
TPC Group, Inc., Sr. Sec’d. Notes, 144A	8.750%	12/15/20	2,550	2,709,375
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., Sr. Sec’d. Notes, 144A	8.750%	02/01/19(a)	1,210	1,249,325
Tronox Finance LLC, Gtd. Notes	6.375%	08/15/20(a)	2,688	2,741,760
US Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV (Netherlands), Gtd. Notes, 144A	7.375%	05/01/21(a)	1,425	1,519,406

				45,229,536

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Construction Machinery — 1.7%
Ashtead Capital, Inc. (United Kingdom), Sec’d Notes, 144A (original cost $1,221,912;purchased 12/11/13)	6.500%	07/15/22(f)	$3,153	$3,361,886
Case New Holland, Inc., Gtd. Notes	7.875%	12/01/17	1,825	2,153,500
Columbus Mckinnon Corp., Gtd. Notes	7.875%	02/01/19	620	668,050
H&E Equipment Services, Inc., Gtd. Notes	7.000%	09/01/22	3,325	3,624,250
NES Rentals Holdings, Inc., Sec’d. Notes, 144A (original cost $550,000; purchased 04/12/13)	7.875%	05/01/18(f)(g)	550	578,875
Terex Corp., Gtd. Notes	6.000%	05/15/21(a)	2,800	2,894,500
Terex Corp., Gtd. Notes	6.500%	04/01/20(a)	875	936,250
United Rentals North America, Inc., Gtd. Notes	6.125%	06/15/23	740	751,100
United Rentals North America, Inc., Gtd. Notes	7.375%	05/15/20	1,585	1,757,369
United Rentals North America, Inc., Gtd. Notes	7.625%	04/15/22	3,730	4,144,963
United Rentals North America, Inc., Gtd. Notes	8.375%	09/15/20(a)	2,325	2,592,375
United Rentals North America, Inc., Gtd. Notes	9.250%	12/15/19	1,250	1,393,750
United Rentals North America, Inc., Sr. Unsec’d. Notes	8.250%	02/01/21(a)	1,425	1,606,687

				26,463,555

Consumer Products — 0.5%
First Quality Finance Co., Inc., Sr. Unsec’d. Notes, 144A	4.625%	05/15/21(a)	1,025	973,750
Jarden Corp., Gtd. Notes	7.500%	05/01/17	500	578,750
PC Nextco Holdings LLC/PC Nextco Finance, Inc., Sr. Unsec’d. Notes, PIK, 144A	8.750%	08/15/19	433	444,366
Prestige Brands, Inc., Gtd. Notes	8.125%	02/01/20	150	168,000
Prestige Brands, Inc., Sr. Unsec’d. Notes, 144A	5.375%	12/15/21	415	419,150
Radio Systems Corp., Sec’d. Notes, 144A	8.375%	11/01/19	835	916,413
Revlon Consumer Products Corp., Gtd. Notes	5.750%	02/15/21	563	555,259
Scotts Miracle-Gro Co. (The), Gtd. Notes	7.250%	01/15/18	1,000	1,040,000
Serta Simmons Holdings LLC, Sr. Unsec’d. Notes, 144A	8.125%	10/01/20(a)	814	885,225
Spectrum Brands Escrow Corp., Gtd. Notes, 144A	6.625%	11/15/22	425	452,094
Visant Corp., Gtd. Notes	10.000%	10/01/17	741	718,770

				7,151,777

Consumer Services — 1.0%
ADT Corp. (The), Sr. Unsec’d. Notes	3.500%	07/15/22	226	196,722
ADT Corp. (The), Sr. Unsec’d. Notes	4.125%	06/15/23(a)	749	664,746
ADT Corp. (The), Sr. Unsec’d. Notes, 144A	6.250%	10/15/21(a)	930	976,500
Carlson Wagonlit BV (Netherlands), Sr. Sec’d. Notes, 144A	6.875%	06/15/19	1,900	1,971,250
Garda World Security Corp. (Canada), Gtd. Notes, 144A	7.250%	11/15/21	910	916,825
Goodman Networks, Inc., Sr. Sec’d. Notes, 144A	12.125%	07/01/18	286	301,730
Goodman Networks, Inc., Sr. Sec’d. Notes, 144A	13.125%	07/01/18	1,430	1,508,650
Live Nation Entertainment, Inc., Gtd. Notes, 144A	7.000%	09/01/20	997	1,081,745
QVC, Inc., Sr. Sec’d. Notes, 144A	7.375%	10/15/20	1,500	1,617,135
QVC, Inc., Sr. Sec’d. Notes, 144A	7.500%	10/01/19	760	819,164
Sabre, Inc., Sr. Sec’d. Notes, 144A	8.500%	05/15/19	335	371,850
Service Corp. International, Sr. Unsec’d. Notes	4.500%	11/15/20	950	916,750
Service Corp. International, Sr. Unsec’d. Notes	7.000%	05/15/19	3,000	3,210,000
Service Corp. International, Sr. Unsec’d. Notes, 144A	5.375%	01/15/22	300	303,750

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

Consumer Services (continued)
Stewart Enterprises, Inc., Gtd. Notes	6.500%	04/15/19(a)	$1,575		$1,669,500

					16,526,317

Diversified Manufacturing — 1.0%
Amsted Industries, Inc., Sr. Notes, 144A (originalcost $1,908,406; purchased 09/23/10)	8.125%	03/15/18(f)(g)	1,835		1,933,631
Artesyn Escrow, Inc., Sr. Sec’d. Notes, 144A	9.750%	10/15/20	187		196,350
BC Mountain LLC / BC Mountain Finance, Inc., Gtd. Notes, 144A	7.000%	02/01/21(a)	687		693,870
Gardner Denver, Inc., Sr. Unsec’d. Notes, 144A (original cost $1,906,216; purchased 07/23/13)	6.875%	08/15/21(a)(f)(g)	1,900		1,895,250
Griffon Corp., Gtd. Notes	7.125%	04/01/18(a)	3,070		3,254,200
Milacron LLC/Mcron Finance Corp., Gtd. Notes, 144A	7.750%	02/15/21	1,437		1,508,850
Rexel SA (France), Sr. Unsec’d. Notes, 144A	6.125%	12/15/19	1,375		1,436,875
SPX Corp., Gtd. Notes	6.875%	09/01/17(a)	1,000		1,130,000
Tomkins LLC/Tomkins, Inc., Sec’d. Notes	9.000%	10/01/18	252		275,940
WireCo WorldGroup, Inc., Gtd. Notes	9.500%	05/15/17	3,182		3,297,347

					15,622,313

Electric — 3.3%
AES Corp., Sr. Unsec’d. Notes	8.000%	06/01/20	5,000		5,850,000
Calpine Corp., Sr. Sec’d. Notes, 144A	6.000%	01/15/22(a)	1,150		1,178,750
Calpine Corp., Sr. Sec’d. Notes, 144A	7.875%	07/31/20	1,279		1,400,505
Calpine Corp., Sr. Sec’d. Notes, 144A	7.875%	01/15/23	4,628		5,056,090
Covanta Holding Corp., Sr. Unsec’d. Notes	6.375%	10/01/22(a)	975		1,001,050
DPL, Inc., Sr. Unsec’d. Notes	7.250%	10/15/21	2,000		2,025,000
Dynegy Holdings Escrow, Notes(i)	7.125%	05/15/18	1,000		—
Dynegy Holdings Escrow, Notes(i)	7.750%	06/01/19	2,000		—
Dynegy Roseton LLC/Dynegy Danskammer LLC Escrow Bonds, Pass-Through Certificates(i)	7.670%	11/08/16	3,800		—
Dynegy, Inc., Gtd. Notes, 144A	5.875%	06/01/23(a)	3,957		3,739,365
Edison Mission Energy, Sr. Unsec’d. Notes(i)	7.000%	05/15/17(a)	600		454,500
Edison Mission Energy, Sr. Unsec’d. Notes(i)	7.200%	05/15/19	2,000		1,515,000
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., Sec’d. Notes, 144A	12.250%	03/01/22(a)	5,210		6,121,750
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., Sr. Sec’d. Notes	10.000%	12/01/20(a)	2,851		3,029,187
Genon Energy, Inc., Sr. Unsec’d. Notes	9.875%	10/15/20(a)	1,647		1,828,170
GenOn REMA LLC, Series C, Pass-Through Certificates	9.681%	07/02/26	2,615		2,693,450
InterGen NV (Netherlands), Sr. Sec’d. Notes, 144A	7.000%	06/30/23(a)	1,036		1,072,260
Mirant Mid Atlantic Pass-Through Trust B, Pass-Through Certificates	9.125%	06/30/17	3,488		3,727,750
NRG Energy, Inc., Gtd. Notes	6.625%	03/15/23(a)	2,857		2,878,427
NRG Energy, Inc., Gtd. Notes	7.625%	05/15/19(a)	1,000		1,057,500
NRG Energy, Inc., Gtd. Notes	7.875%	05/15/21(a)	5,625		6,229,687
NRG Energy, Inc., Gtd. Notes	8.250%	09/01/20	500		553,750
PPL Energy Supply LLC, Sr. Unsec’d. Notes	4.600%	12/15/21	141		135,493
PPL Ironwood LLC, Sr. Sec’d. Notes (original cost $286; purchased 04/22/09)	8.857%	11/30/25(f)(g)	—	(r)	383

					51,548,067

Entertainment — 1.5%
Activision Blizzard, Inc., Gtd. Notes, 144A	5.625%	09/15/21	1,255		1,298,925

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Entertainment (continued)
Activision Blizzard, Inc., Gtd. Notes, 144A	6.125%	09/15/23	$1,050	$1,094,626
AMC Entertainment, Inc., Gtd. Notes	9.750%	12/01/20	6,978	7,981,087
Carmike Cinemas, Inc., Sec’d. Notes	7.375%	05/15/19	2,600	2,834,000
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes	5.250%	03/15/21	350	345,625
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes	9.125%	08/01/18	1,000	1,085,000
Cinemark USA, Inc., Gtd. Notes	5.125%	12/15/22(a)	2,250	2,176,875
DreamWorks Animation SKG, Inc., Gtd. Notes, 144A	6.875%	08/15/20	360	380,700
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., Sr. Sec’d. Notes, 144A (original cost $2,106,000; purchased 07/30/13)	5.000%	08/01/18(f)(g)	2,106	2,174,444
Regal Cinemas Corp., Gtd. Notes	8.625%	07/15/19	575	616,687
Regal Entertainment Group, Sr. Unsec’d. Notes	5.750%	06/15/23	440	432,300
Regal Entertainment Group, Sr. Unsec’d. Notes	5.750%	02/01/25	79	74,457
Six Flags Entertainment Corp., Gtd. Notes, 144A	5.250%	01/15/21	175	171,063
Vail Resorts, Inc., Gtd. Notes	6.500%	05/01/19	850	901,000
WMG Acquisition Corp., Gtd. Notes	11.500%	10/01/18	1,400	1,610,000
WMG Acquisition Corp., Sr. Sec’d. Notes, 144A	6.000%	01/15/21(a)	552	573,390

				23,750,179

Environmental — 0.4%
ADS Waste Holdings, Inc., Gtd. Notes	8.250%	10/01/20	1,775	1,925,875
Casella Waste Systems, Inc., Gtd. Notes	7.750%	02/15/19	1,480	1,517,000
Clean Harbors, Inc., Gtd. Notes	5.250%	08/01/20	2,450	2,523,500

				5,966,375

Food & Beverage — 2.5%
ARAMARK Corp., Gtd. Notes, 144A	5.750%	03/15/20(a)	1,550	1,619,750
B&G Foods, Inc., Gtd. Notes	4.625%	06/01/21(a)	1,375	1,320,000
Bumble Bee Holdings, Inc. (Luxembourg), Sr. Sec’d. Notes, 144A	9.000%	12/15/17	1,832	2,006,040
Constellation Brands, Inc., Gtd. Notes	3.750%	05/01/21(a)	234	219,960
Constellation Brands, Inc., Gtd. Notes	4.250%	05/01/23	1,345	1,254,212
Constellation Brands, Inc., Gtd. Notes	6.000%	05/01/22	300	320,250
Cott Beverages, Inc., Gtd. Notes	8.125%	09/01/18	600	648,000
Crestview DS Merger Sub II, Inc., Sec’d. Notes, 144A	10.000%	09/01/21(a)	2,720	2,917,200
Darling Escrow Corp., Sr. Unsec’d. Notes, 144A	5.375%	01/15/22	1,095	1,103,212
Darling International, Inc., Gtd. Notes	8.500%	12/15/18	375	413,437
Del Monte Corp., Gtd. Notes	7.625%	02/15/19	1,575	1,636,031
ESAL GmbH (Brazil), Gtd. Notes, 144A	6.250%	02/05/23	100	89,750
Hawk Acquisition Sub, Inc., Sec’d. Notes, 144A	4.250%	10/15/20(a)	3,512	3,397,860
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A (original cost $2,871,819;purchased 05/20/11)	7.250%	06/01/21(f)(g)	2,883	3,005,528
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A (original cost $2,209,274;purchased 09/13/13 -11/04/13)	7.250%	06/01/21(a)(f)	2,207	2,295,280
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A	8.250%	02/01/20(a)	596	646,660
Michael Foods, Inc., Gtd. Notes	9.750%	07/15/18	3,505	3,811,687
Pilgrim’s Pride Corp., Gtd. Notes	7.875%	12/15/18(a)	1,630	1,776,700
Post Holdings, Inc., Gtd. Notes	7.375%	02/15/22	2,325	2,487,750
Post Holdings, Inc., Gtd. Notes, 144A	6.750%	12/01/21(a)	758	784,530

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Food & Beverage (continued)
Shearer’s Foods LLC/Chip Finance Corp., Sr. Sec’d. Notes, 144A	9.000%	11/01/19	$390	$411,450
Smithfield Foods, Inc., Sr. Unsec’d. Notes	6.625%	08/15/22	1,675	1,775,500
Smithfield Foods, Inc., Sr. Unsec’d. Notes	7.750%	07/01/17	960	1,125,600
Sun Merger Sub, Inc., Sr. Unsec’d. Notes, 144A	5.250%	08/01/18	2,176	2,279,360
Sun Merger Sub, Inc., Sr. Unsec’d. Notes, 144A	5.875%	08/01/21	1,356	1,389,900
Wells Enterprises, Inc., Sr. Sec’d. Notes, 144A	6.750%	02/01/20	809	821,135

				39,556,782

Foreign Agency — 0.3%
Harvest Operations Corp. (South Korea), Gtd. Notes	6.875%	10/01/17	3,875	4,243,125

Gaming — 4.4%
Affinity Gaming LLC/Affinity Gaming Finance Corp., Gtd. Notes	9.000%	05/15/18	3,575	3,825,250
Boyd Gaming Corp., Gtd. Notes	9.000%	07/01/20(a)	1,500	1,642,500
Boyd Gaming Corp., Gtd. Notes	9.125%	12/01/18(a)	2,400	2,610,000
Caesars Entertainment Operating Co., Inc., Sec’d. Notes	12.750%	04/15/18	3,850	2,175,250
Caesars Entertainment Operating Co., Inc., Sr. Sec’d. Notes	9.000%	02/15/20(a)	1,340	1,303,150
Caesars Entertainment Operating Co., Inc., Sr. Sec’d. Notes	11.250%	06/01/17	4,474	4,552,296
Caesars Entertainment Resorts Properties LLC/Caesars Entertainment Resorts Properties, Sr. Sec’d. Notes, 144A	8.000%	10/01/20(a)	2,600	2,704,000
CCM Merger, Inc., Gtd. Notes, 144A (original cost $4,490,267; purchased 03/14/12)	9.125%	05/01/19(f)(g)	4,445	4,645,025
Chukchansi Economic Development Authority, Sec’d. Notes, 144A(i)	9.750%	05/30/20	635	419,230
Churchill Downs, Inc., Gtd. Notes, 144A	5.375%	12/15/21	425	432,437
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Sr. Sec’d. Notes, 144A	10.500%	07/01/19	238	240,380
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes, 144A	4.875%	11/01/20(a)	625	625,000
Golden Nugget Escrow, Inc., Sr. Unsec’d. Notes, 144A	8.500%	12/01/21	1,200	1,212,000
Graton Economic Development Authority, Sr. Sec’d. Notes, 144A	9.625%	09/01/19	285	330,600
Isle of Capri Casinos, Inc., Gtd. Notes	7.750%	03/15/19	3,675	3,978,187
Isle of Capri Casinos, Inc., Gtd. Notes	8.875%	06/15/20	1,450	1,547,875
MCE Finance Ltd. (Macau), Gtd. Notes, 144A	5.000%	02/15/21	675	658,125
MGM Resorts International, Gtd. Notes	6.625%	12/15/21(a)	2,325	2,458,687
MGM Resorts International, Gtd. Notes	6.750%	10/01/20(a)	925	989,750
MGM Resorts International, Gtd. Notes	7.625%	01/15/17(a)	2,875	3,270,313
MGM Resorts International, Gtd. Notes	7.750%	03/15/22(a)	1,090	1,218,075
MGM Resorts International, Gtd. Notes	8.625%	02/01/19(a)	2,685	3,148,163
MGM Resorts International, Gtd. Notes	10.000%	11/01/16(a)	1,875	2,250,000
MTR Gaming Group, Inc., Sec’d. Notes	11.500%	08/01/19	3,876	4,307,375
Penn National Gaming, Inc., Sr. Unsec’d. Notes, 144A	5.875%	11/01/21	1,785	1,762,688
Pinnacle Entertainment, Inc., Gtd. Notes	7.750%	04/01/22(a)	1,950	2,125,500
PNK Finance Corp., Gtd. Notes, 144A	6.375%	08/01/21	2,700	2,760,750
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Sr. Sec’d. Notes, 144A	9.500%	06/15/19	273	299,617

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Gaming (continued)
ROC Finance LLC/ROC Finance 1 Corp., Sec’d. Notes, 144A	12.125%	09/01/18	$550	$565,125
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, Gtd. Notes, 144A	5.875%	05/15/21	2,175	2,136,937
Seneca Gaming Corp., Gtd. Notes, 144A	8.250%	12/01/18	1,042	1,120,150
Shingle Springs Tribal Gaming Authority, Sr. Unsec’d. Notes, 144A	9.750%	09/01/21	700	756,000
Station Casinos LLC, Gtd. Notes	7.500%	03/01/21	1,609	1,713,585
Studio City Finance Ltd. (China), Gtd. Notes, 144A	8.500%	12/01/20(a)	1,050	1,162,875
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Sr. Sec’d. Notes, 144A	6.375%	06/01/21	3,225	3,112,125
Wynn Macau Ltd. (Macau), Sr. Unsec’d. Notes, 144A	5.250%	10/15/21	525	525,656

				68,584,676

Gas Distributors — 0.1%
Ferrellgas LP/Ferrellgas Finance Corp., Sr. Unsec’d. Notes	6.500%	05/01/21(a)	1,150	1,173,000
Ferrellgas LP/Ferrellgas Finance Corp., Sr. Unsec’d. Notes, 144A	6.750%	01/15/22	982	996,730

				2,169,730

Gas Pipelines — 1.5%
Access Midstream Partners LP/ACMP Finance Corp., Gtd. Notes	6.125%	07/15/22(a)	952	1,018,640
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Gtd. Notes, 144A	5.875%	08/01/23	607	578,167
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Gtd. Notes	6.000%	12/15/20	850	875,500
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Gtd. Notes, 144A	6.125%	03/01/22	545	558,625
Energy Transfer Equity LP, Sr. Sec’d. Notes	5.875%	01/15/24(a)	900	891,000
Genesis Energy LP/Genesis Energy Finance Corp., Gtd. Notes	5.750%	02/15/21	625	632,031
Genesis Energy LP/Genesis Energy Finance Corp., Gtd. Notes	7.875%	12/15/18	700	754,250
Hiland Partners LP/Hiland Partners Finance Corp., Gtd. Notes, 144A	7.250%	10/01/20	316	338,910
Kinder Morgan, Inc., Sr. Sec’d. Notes, 144A	5.000%	02/15/21(a)	875	861,863
Kinder Morgan, Inc., Sr. Sec’d. Notes, 144A	5.625%	11/15/23	1,800	1,742,827
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Gtd. Notes	6.250%	06/15/22	387	409,253
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Gtd. Notes	6.750%	11/01/20	1,500	1,627,500
Martin Midstream Partners LP/Martin Midstream Finance Corp., Gtd. Notes	7.250%	02/15/21	468	477,360
NGL Energy Partners LP / NGL Energy Finance Corp., Gtd. Notes, 144A	6.875%	10/15/21	398	407,950
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, Gtd. Notes, 144A	6.500%	05/15/21	141	145,935
Regency Energy Partners LP/Regency Energy Finance Corp., Gtd. Notes	5.500%	04/15/23	1,075	1,048,125
Regency Energy Partners LP/Regency Energy Finance Corp., Gtd. Notes	6.500%	07/15/21	1,265	1,340,900

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Gas Pipelines (continued)
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A	6.000%	01/15/19	$433	$400,525
Sabine Pass Liquefaction LLC, Sr. Sec’d. Notes, 144A	5.625%	02/01/21(a)	1,187	1,160,293
Sabine Pass Liquefaction LLC, Sr. Sec’d. Notes, 144A	5.625%	04/15/23	656	613,360
SemGroup LP, Gtd. Notes, 144A	7.500%	06/15/21	406	429,345
SemGroup LP, Notes(i)	— %	12/31/49	2,555	26
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Sr. Unsec’d. Notes, 144A	7.500%	07/01/21	283	295,735
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	5.250%	05/01/23	437	423,344
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	6.375%	08/01/22	1,398	1,478,385
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	6.875%	02/01/21(a)	2,230	2,397,250
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	7.875%	10/15/18	1,000	1,075,000
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes, 144A	5.875%	10/01/20	800	818,000

				22,800,099

Healthcare & Pharmaceutical — 7.5%
Acadia Healthcare Co., Inc., Gtd. Notes	12.875%	11/01/18	1,836	2,221,560
Acadia Healthcare Co., Inc., Gtd. Notes, 144A	6.125%	03/15/21	811	831,275
Accellent, Inc., Gtd. Notes	10.000%	11/01/17	1,675	1,729,437
Accellent, Inc., Sr. Sec’d. Notes	8.375%	02/01/17	1,987	2,078,899
Alere, Inc., Gtd. Notes	6.500%	06/15/20	217	221,883
Amsurg Corp., Gtd. Notes	5.625%	11/30/20	275	286,000
Biomet, Inc., Gtd. Notes	6.500%	08/01/20	3,230	3,391,500
Biomet, Inc., Gtd. Notes	6.500%	10/01/20(a)	850	875,500
Capella Healthcare, Inc., Gtd. Notes	9.250%	07/01/17	3,100	3,301,500
Capsugel SA, Sr. Unsec’d. Notes, PIK, 144A	7.000%	05/15/19(a)	1,015	1,034,031
Catalent Pharma Solutions, Inc., Gtd. Notes	7.875%	10/15/18	587	597,273
CHS/Community Health Systems, Inc., Gtd. Notes	7.125%	07/15/20(a)	2,750	2,853,124
CHS/Community Health Systems, Inc., Gtd. Notes	8.000%	11/15/19	6,011	6,521,935
CHS/Community Health Systems, Inc., Sr. Sec’d. Notes	5.125%	08/15/18	505	521,413
ConvaTec Finance International SA (Luxembourg), Sr. Unsec’d. Notes, PIK, 144A	8.250%	01/15/19(a)	2,000	2,047,500
ConvaTec Healthcare E SA (Luxembourg), Gtd. Notes, 144A	10.500%	12/15/18	5,225	5,871,594
DaVita HealthCare Partners, Inc., Gtd. Notes	5.750%	08/15/22	350	354,375
DaVita HealthCare Partners, Inc., Gtd. Notes	6.375%	11/01/18	600	630,000
Endo Finance Co., Gtd. Notes, 144A	5.750%	01/15/22	1,525	1,532,625
Endo Health Solutions, Inc., Gtd. Notes	7.000%	12/15/20	271	289,970
Endo Health Solutions, Inc., Gtd. Notes	7.250%	01/15/22	161	172,270
Envision Healthcare Corp., Gtd. Notes	8.125%	06/01/19	306	331,627
Forest Laboratories, Inc., Sr. Unsec’d. Notes, 144A	5.000%	12/15/21	1,100	1,104,125
Fresenius Medical Care US Finance II, Inc. (Germany), Gtd. Notes, 144A	5.625%	07/31/19	374	403,920
Fresenius Medical Care US Finance II, Inc. (Germany), Gtd. Notes, 144A	5.875%	01/31/22	126	132,930

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Healthcare & Pharmaceutical (continued)
Fresenius Medical Care US Finance, Inc. (Germany), Gtd. Notes, 144A	5.750%	02/15/21	$525	$556,500
Fresenius Medical Care US Finance, Inc. (Germany), Gtd. Notes, 144A	6.500%	09/15/18	450	508,500
HCA Holdings, Inc., Sr. Unsec’d. Notes	6.250%	02/15/21(a)	1,550	1,621,687
HCA, Inc., Gtd. Notes	5.875%	05/01/23(a)	5,907	5,833,163
HCA, Inc., Gtd. Notes	7.500%	02/15/22(a)	4,230	4,642,425
HCA, Inc., Gtd. Notes	8.000%	10/01/18	850	1,004,063
HCA, Inc., Sr. Sec’d. Notes	5.875%	03/15/22	1,196	1,234,870
HCA, Inc., Sr. Sec’d. Notes	6.500%	02/15/20	177	194,479
HCA, Inc., Sr. Sec’d. Notes	7.250%	09/15/20	1,000	1,090,000
HCA, Inc., Sr. Sec’d. Notes	7.875%	02/15/20	1,300	1,395,875
HCA, Inc., Sr. Sec’d. Notes	8.500%	04/15/19	1,650	1,749,000
HCA, Inc., Sr. Unsec’d. Notes	6.375%	01/15/15	3,900	4,095,000
HCA, Inc., Sr. Unsec’d. Notes	7.190%	11/15/15	1,070	1,166,300
Health Management Associates, Inc., Gtd. Notes	7.375%	01/15/20	196	219,275
Healthcare Technology Intermediate, Inc., Sr. Unsec’d. Notes, PIK, 144A	7.375%	09/01/18	760	790,400
HealthSouth Corp., Gtd. Notes	7.250%	10/01/18	2,369	2,531,869
Hologic, Inc., Gtd. Notes	6.250%	08/01/20	435	458,925
IASIS Healthcare LLC/IASIS Capital Corp., Gtd. Notes	8.375%	05/15/19(a)	493	522,580
inVentiv Health, Inc., Gtd. Notes, 144A	11.000%	08/15/18(a)	2,579	2,282,415
inVentiv Health, Inc., Sr. Sec’d. Notes, 144A	9.000%	01/15/18	300	312,000
Kindred Healthcare, Inc., Gtd. Notes	8.250%	06/01/19(a)	1,375	1,464,375
LifePoint Hospitals, Inc., Gtd. Notes, 144A	5.500%	12/01/21	1,200	1,204,500
Mallinckrodt International Finance SA, Gtd. Notes, 144A	4.750%	04/15/23	1,675	1,545,921
MedAssets, Inc., Gtd. Notes	8.000%	11/15/18	1,275	1,377,000
MPH Intermediate Holding Co. 2, Sr. Unsec’d. Notes, PIK, 144A (original cost $1,695,000;purchased 07/22/13)	8.375%	08/01/18(f)(g)	1,695	1,762,800
MultiPlan, Inc., Gtd. Notes, 144A	9.875%	09/01/18(a)	1,300	1,430,000
National Mentor Holdings, Inc., Gtd. Notes, 144A	12.500%	02/15/18	1,800	1,926,000
Omnicare, Inc., Gtd. Notes	7.750%	06/01/20	251	277,983
Opal Acquisition, Inc., Sr. Unsec’d. Notes, 144A	8.875%	12/15/21	1,900	1,890,500
Par Pharmaceutical Cos., Inc., Gtd. Notes	7.375%	10/15/20	240	248,100
ResCare, Inc., Gtd. Notes	10.750%	01/15/19	1,575	1,764,000
Salix Pharmaceuticals Ltd., Gtd. Notes, 144A	6.000%	01/15/21	995	1,019,875
Select Medical Corp., Gtd. Notes	6.375%	06/01/21(a)	1,400	1,368,500
Tenet Healthcare Corp., Sr. Sec’d. Notes	4.375%	10/01/21	1,450	1,363,000
Tenet Healthcare Corp., Sr. Sec’d. Notes	4.500%	04/01/21	1,450	1,373,875
Tenet Healthcare Corp., Sr. Sec’d. Notes	4.750%	06/01/20	310	303,025
Tenet Healthcare Corp., Sr. Sec’d. Notes	6.250%	11/01/18(a)	3,569	3,952,667
Tenet Healthcare Corp., Sr. Sec’d. Notes, 144A	6.000%	10/01/20	1,575	1,643,906
Tenet Healthcare Corp., Sr. Unsec’d. Notes	8.000%	08/01/20(a)	950	1,031,937
Tenet Healthcare Corp., Sr. Unsec’d. Notes	8.125%	04/01/22	4,100	4,417,750
United Surgical Partners International, Inc., Gtd. Notes	9.000%	04/01/20	715	800,800
Valeant Pharmaceuticals International, Gtd. Notes, 144A	6.375%	10/15/20	3,045	3,208,669
Valeant Pharmaceuticals International, Gtd. Notes, 144A	6.500%	07/15/16(a)	1,672	1,726,340
Valeant Pharmaceuticals International, Gtd. Notes, 144A	6.750%	10/01/17	675	718,875
Valeant Pharmaceuticals International, Gtd. Notes, 144A	6.875%	12/01/18	1,125	1,203,750

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Healthcare & Pharmaceutical (continued)
Valeant Pharmaceuticals International, Gtd. Notes, 144A	7.000%	10/01/20(a)	$3,020	$3,254,050
Valeant Pharmaceuticals International, Sr. Unsec’d. Notes, 144A	6.750%	08/15/18	653	717,484
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	5.625%	12/01/21	1,025	1,030,125
Valeant Pharmaceuticals International, Inc., Sr. Unsec’d. Notes, 144A	7.500%	07/15/21	660	724,350
VWR Funding, Inc., Gtd. Notes	7.250%	09/15/17	615	659,587

				116,955,336

Independent Energy — 5.5%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., Gtd. Notes	9.625%	10/15/18	247	264,290
Antero Resources Finance Corp., Gtd. Notes	6.000%	12/01/20	1,125	1,181,250
Antero Resources Finance Corp., Gtd. Notes, 144A	5.375%	11/01/21	345	348,450
Athlon Holdings LP/Athlon Finance Corp., Gtd. Notes, 144A	7.375%	04/15/21	1,950	2,047,500
Bill Barrett Corp., Gtd. Notes	7.000%	10/15/22(a)	1,210	1,255,375
Bill Barrett Corp., Gtd. Notes	7.625%	10/01/19(a)	475	510,625
Bonanza Creek Energy, Inc., Gtd. Notes	6.750%	04/15/21	2,625	2,749,687
Chesapeake Energy Corp., Gtd. Notes	3.250%	03/15/16	221	223,210
Chesapeake Energy Corp., Gtd. Notes	5.375%	06/15/21(a)	560	579,600
Chesapeake Energy Corp., Gtd. Notes	5.750%	03/15/23(a)	560	576,800
Chesapeake Energy Corp., Gtd. Notes	6.125%	02/15/21(a)	1,025	1,099,313
Comstock Resources, Inc., Gtd. Notes	9.500%	06/15/20(a)	1,151	1,289,120
Concho Resources, Inc., Gtd. Notes	6.500%	01/15/22	2,075	2,246,187
Continental Resources, Inc., Gtd. Notes	7.125%	04/01/21	250	283,437
Denbury Resources, Inc., Gtd. Notes	4.625%	07/15/23	550	496,375
Denbury Resources, Inc., Gtd. Notes	6.375%	08/15/21	1,025	1,091,625
Denbury Resources, Inc., Gtd. Notes	8.250%	02/15/20	1,470	1,618,837
Diamondback Energy, Inc., Gtd. Notes, 144A	7.625%	10/01/21	388	409,340
Energy XXI Gulf Coast, Inc., Gtd. Notes	7.750%	06/15/19	350	375,375
Energy XXI Gulf Coast, Inc., Gtd. Notes	9.250%	12/15/17	250	278,125
Energy XXI Gulf Coast, Inc., Gtd. Notes, 144A	7.500%	12/15/21	875	912,187
EP Energy LLC/EP Energy Finance, Inc., Sr. Unsec’d. Notes	9.375%	05/01/20(a)	2,833	3,268,573
EP Energy LLC/Everest Acquisition Finance, Inc., Gtd. Notes	7.750%	09/01/22	1,072	1,200,640
EP Energy LLC/Everest Acquisition Finance, Inc., Sr. Sec’d. Notes	6.875%	05/01/19	692	744,765
EPE Holdings LLC/EP Energy Bond Co., Inc., Sr. Unsec’d. Notes, PIK, 144A	8.875%	12/15/17	450	462,197
Halcon Resources Corp., Gtd. Notes, 144A	9.250%	02/15/22(a)	825	839,437
Halcon Resources Corp., Gtd. Notes, 144A	9.750%	07/15/20	218	226,993
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Notes, 144A	7.625%	04/15/21	800	868,000
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Notes, 144A	8.000%	02/15/20	1,300	1,407,250
Kodiak Oil & Gas Corp., Gtd. Notes	5.500%	01/15/21	375	374,063
Kodiak Oil & Gas Corp., Gtd. Notes	5.500%	02/01/22	331	329,345
MEG Energy Corp. (Canada), Gtd. Notes, 144A	6.500%	03/15/21	1,775	1,868,187
MEG Energy Corp. (Canada), Gtd. Notes, 144A	7.000%	03/31/24	3,050	3,088,125
Memorial Resource Development LLC/Memorial Resource Finance Corp., Sr. Unsec’d. Notes, PIK, 144A	10.000%	12/15/18	290	288,550

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Independent Energy (continued)
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, Gtd. Notes	9.250%		06/01/21	$2,400	$2,508,000
Newfield Exploration Co., Sr. Unsec’d. Notes	5.625%		07/01/24	590	587,050
Newfield Exploration Co., Sr. Unsec’d. Notes	5.750%		01/30/22	2,300	2,369,000
Oasis Petroleum, Inc., Gtd. Notes, 144A	6.875%		03/15/22(a)	640	678,400
Petrohawk Energy Corp., Gtd. Notes	7.250%		08/15/18	1,075	1,158,850
QEP Resources, Inc., Sr. Unsec’d. Notes	5.250%		05/01/23(a)	2,084	1,953,750
QEP Resources, Inc., Sr. Unsec’d. Notes	5.375%		10/01/22(a)	725	697,813
QEP Resources, Inc., Sr. Unsec’d. Notes	6.875%		03/01/21(a)	2,000	2,145,000
Range Resources Corp., Gtd. Notes	5.000%		03/15/23	675	659,813
Range Resources Corp., Gtd. Notes	5.750%		06/01/21	1,600	1,696,000
Range Resources Corp., Gtd. Notes	6.750%		08/01/20	750	811,875
Range Resources Corp., Gtd. Notes	8.000%		05/15/19	650	693,063
Rosetta Resources, Inc., Gtd. Notes	5.625%		05/01/21	1,090	1,087,275
Rosetta Resources, Inc., Gtd. Notes	5.875%		06/01/22	411	407,917
Sabine Oil & Gas LLC/Sabine Oil & Gas Finance Corp., Gtd. Notes	9.750%		02/15/17(a)	825	858,000
Samson Investment Co., Gtd. Notes, 144A	10.500%		02/15/20(a)	5,235	5,706,150
SandRidge Energy, Inc., Gtd. Notes	7.500%		03/15/21	550	576,125
SM Energy Co., Sr. Unsec’d. Notes	6.500%		11/15/21	1,500	1,590,000
SM Energy Co., Sr. Unsec’d. Notes	6.500%		01/01/23	150	157,313
SM Energy Co., Sr. Unsec’d. Notes	6.625%		02/15/19(a)	825	876,563
SM Energy Co., Sr. Unsec’d. Notes, 144A	5.000%		01/15/24	560	533,400
Stone Energy Corp., Gtd. Notes	7.500%		11/15/22	1,418	1,481,810
Swift Energy Co., Gtd. Notes	7.875%		03/01/22(a)	407	402,930
Swift Energy Co., Gtd. Notes	8.875%		01/15/20	850	884,000
Talos Production LLC/Talos Production Finance, Inc., Gtd. Notes, 144A	9.750%		02/15/18	752	768,920
Tullow Oil PLC (United Kingdom), Gtd. Notes, 144A	6.000%		11/01/20	1,675	1,700,125
Ultra Petroleum Corp., Sr. Unsec’d. Notes, 144A	5.750%		12/15/18	1,495	1,536,113
Vanguard Natural Resources LLC/VNR Finance Corp., Gtd. Notes	7.875%		04/01/20(a)	495	519,750
W&T Offshore, Inc., Gtd. Notes	8.500%		06/15/19(a)	1,266	1,338,795
Walter Energy, Inc., Sr. Sec’d. Notes, 144A	9.500%		10/15/19(a)	1,000	1,055,000
Whiting Petroleum Corp., Gtd. Notes	5.000%		03/15/19	975	996,937
Whiting Petroleum Corp., Gtd. Notes	5.750%		03/15/21	3,300	3,415,500
WPX Energy, Inc., Sr. Unsec’d. Notes	5.250%		01/15/17(a)	3,350	3,576,125
WPX Energy, Inc., Sr. Unsec’d. Notes	6.000%		01/15/22	5,350	5,350,000

					85,580,195

Life Insurance — 0.3%
American International Group, Inc., Jr. Sub. Debs	8.175%	(c)	05/15/68	3,100	3,751,000
Fidelity & Guaranty Life Holdings, Inc., Sr. Unsec’d. Notes, 144A	6.375%		04/01/21	445	467,250
Hartford Financial Services Group, Inc., Jr. Sub. Debs	8.125%	(c)	06/15/68	500	582,750

					4,801,000

Lodging — 0.4%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Gtd. Notes, 144A	5.625%		10/15/21(a)	2,355	2,443,312
MISA Investments Ltd., Unsec’d. Notes, PIK, 144A	8.625%		08/15/18	532	550,620
RHP Hotel Properties LP/RHP Finance Corp., Gtd. Notes	5.000%		04/15/21	2,284	2,255,450

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

Lodging (continued)
Royal Caribbean Cruises Ltd., Sr. Unsec’d. Notes	7.250%	03/15/18(a)		$640	$736,000
Viking Cruises Ltd., Unsec’d. Notes, 144A	8.500%	10/15/22		532	601,160

					6,586,542

Media – Cable — 3.7%
Cablevision Systems Corp., Sr. Unsec’d. Notes	5.875%	09/15/22(a)		827	791,852
Cablevision Systems Corp., Sr. Unsec’d. Notes	8.000%	04/15/20(a)		2,630	2,939,025
Cablevision Systems Corp., Sr. Unsec’d. Notes	8.625%	09/15/17		5,250	6,116,250
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	5.125%	02/15/23(a)		500	463,750
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	5.250%	09/30/22		1,330	1,241,888
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	5.750%	01/15/24(a)		5,162	4,878,090
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	6.500%	04/30/21(a)		1,403	1,441,583
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	8.125%	04/30/20		1,000	1,085,000
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes, 144A	5.250%	03/15/21		2,392	2,284,360
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes, 144A	5.750%	09/01/23		2,700	2,558,250
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	5.125%	12/15/21		2,150	2,015,625
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	6.375%	09/15/20		2,371	2,430,275
Cogeco Cable, Inc. (Canada), Gtd. Notes, 144A	4.875%	05/01/20		178	171,770
CSC Holdings LLC, Sr. Unsec’d. Notes	8.625%	02/15/19		418	490,106
DISH DBS Corp., Gtd. Notes	5.000%	03/15/23(a)		514	479,305
DISH DBS Corp., Gtd. Notes	5.875%	07/15/22		1,309	1,309,000
DISH DBS Corp., Gtd. Notes	6.750%	06/01/21		1,895	2,008,700
DISH DBS Corp., Gtd. Notes	7.875%	09/01/19		1,825	2,089,625
Harron Communications LP/Harron Finance Corp., Sr. Unsec’d. Notes, 144A	9.125%	04/01/20		205	227,037
Mediacom LLC/Mediacom Capital Corp., Sr. Unsec’d. Notes	9.125%	08/15/19		1,273	1,376,431
Nara Cable Funding Ltd. (Spain), Sr. Sec’d. Notes, 144A	8.875%	12/01/18		1,725	1,854,375
Ono Finance II PLC (Spain), Gtd. Notes, 144A	10.875%	07/15/19		625	684,375
Quebecor Media, Inc. (Canada), Sr. Unsec’d. Notes	5.750%	01/15/23		3,411	3,300,143
RCN Telecom Services LLC/RCN Capital Corp., Sr. Unsec’d. Notes, 144A	8.500%	08/15/20		375	378,750
Time Warner Cable, Inc., Gtd. Notes	6.750%	07/01/18		295	330,824
Unitymedia Hessen GmbH & Co KG / Unitymedia NRW GmbH (Germany), Sr. Sec’d. Notes, 144A	5.125%	01/21/23	EUR	489	671,172
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec’d. Notes, 144A	5.500%	01/15/23		330	320,100
UPC Holding BV (Netherlands), Sec’d. Notes, 144A	9.875%	04/15/18		2,800	3,003,000
UPCB Finance III Ltd. (Netherlands), Sr. Sec’d. Notes, 144A	6.625%	07/01/20		700	743,750
UPCB Finance V Ltd. (Netherlands), Sr. Sec’d. Notes, 144A	7.250%	11/15/21		1,975	2,142,875

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Media – Cable (continued)
UPCB Finance VI Ltd. (Netherlands), Sr. Sec’d. Notes, 144A	6.875%	01/15/22	$3,015	$3,203,438
Videotron Ltd. (Canada), Gtd. Notes	5.000%	07/15/22	1,500	1,466,250
Virgin Media Finance PLC (United Kingdom), Gtd. Notes	8.375%	10/15/19	238	260,015
Virgin Media Finance PLC (United Kingdom), Gtd. Notes, 144A	6.375%	04/15/23	354	360,195
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec’d. Notes	6.500%	01/15/18	620	642,475
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A	5.375%	04/15/21	1,000	1,000,000
WaveDivision Escrow LLC/WaveDivision Escrow Corp., Sr. Unsec’d. Notes, 144A	8.125%	09/01/20	750	795,000

				57,554,659

Media – Non Cable — 4.5%
AMC Networks, Inc., Gtd. Notes	4.750%	12/15/22	980	933,450
AMC Networks, Inc., Gtd. Notes	7.750%	07/15/21	625	703,125
Bankrate, Inc., Gtd. Notes, 144A	6.125%	08/15/18	317	329,680
Cenveo Corp., Sec’d. Notes	8.875%	02/01/18	775	775,000
Clear Channel Worldwide Holdings, Inc., Gtd. Notes	6.500%	11/15/22	2,052	2,095,605
Clear Channel Worldwide Holdings, Inc., Series A, Gtd. Notes	7.625%	03/15/20(a)	2,754	2,895,143
Clear Channel Worldwide Holdings, Inc., Series B, Gtd. Notes	6.500%	11/15/22(a)	1,533	1,554,079
Clear Channel Worldwide Holdings, Inc., Series B, Gtd. Notes	7.625%	03/15/20(a)	800	832,000
DigitalGlobe, Inc., Gtd. Notes, 144A	5.250%	02/01/21	360	351,000
Entercom Radio LLC, Gtd. Notes	10.500%	12/01/19	525	594,563
Gannett Co., Inc., Gtd. Notes, 144A	5.125%	07/15/20(a)	584	591,300
Gannett Co., Inc., Gtd. Notes, 144A	6.375%	10/15/23	555	574,425
Gray Television, Inc., Gtd. Notes	7.500%	10/01/20	2,695	2,863,437
Griffey Intermediate, Inc./Griffey Finance Sub LLC, Sr. Notes, 144A	7.000%	10/15/20(a)	1,550	1,228,375
IAC/InterActiveCorp., Sr. Unsec’d. Notes, 144A	4.875%	11/30/18	120	122,700
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	6.625%	12/15/22	1,250	1,287,500
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	7.250%	04/01/19(a)	1,400	1,512,000
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	7.250%	10/15/20(a)	2,110	2,307,813
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	7.500%	04/01/21(a)	1,200	1,323,000
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes, 144A	5.500%	08/01/23	6,190	5,888,237
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes, 144A	6.625%	12/15/22(a)	1,350	1,390,500
Intelsat Luxembourg SA (Luxembourg), Gtd. Notes, 144A	7.750%	06/01/21(a)	2,202	2,361,645
Intelsat Luxembourg SA (Luxembourg), Gtd. Notes, 144A	8.125%	06/01/23	1,045	1,120,763
Liberty Interactive LLC, Sr. Unsec’d. Notes	8.250%	02/01/30	1,990	2,119,350
LIN Television Corp., Gtd. Notes	6.375%	01/15/21	825	858,000
LIN Television Corp., Gtd. Notes	8.375%	04/15/18	1,965	2,077,987

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Media – Non Cable (continued)
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, Sr. Sec’d. Notes, 144A	9.750%	04/01/21(a)	$3,084	$3,407,820
Mood Media Corp. (Canada), Gtd. Notes, 144A	9.250%	10/15/20(a)	1,125	992,813
National CineMedia LLC, Sr. Sec’d. Notes	6.000%	04/15/22	1,750	1,806,875
Netflix, Inc., Sr. Unsec’d. Notes, 144A	5.375%	02/01/21	529	535,613
Nexstar Broadcasting, Inc., Gtd. Notes	6.875%	11/15/20	2,670	2,856,900
Nielsen Co. Luxembourg SARL (The), Gtd. Notes, 144A	5.500%	10/01/21	185	187,775
RR Donnelley & Sons Co., Sr. Unsec’d. Notes	6.500%	11/15/23	400	404,000
RR Donnelley & Sons Co., Sr. Unsec’d. Notes	7.000%	02/15/22	285	306,375
RR Donnelley & Sons Co., Sr. Unsec’d. Notes	7.625%	06/15/20	520	565,500
Sinclair Television Group, Inc., Gtd. Notes	5.375%	04/01/21(a)	2,600	2,561,000
Sinclair Television Group, Inc., Gtd. Notes, 144A	6.375%	11/01/21	1,520	1,573,200
Sinclair Television Group, Inc., Sr. Unsec’d. Notes	6.125%	10/01/22(a)	2,435	2,459,350
Sirius XM Holdings, Inc., Sr. Unsec’d. Notes, 144A	5.875%	10/01/20	185	188,700
Sirius XM Radio, Inc., Gtd. Notes, 144A	5.750%	08/01/21	608	614,080
Sirius XM Radio, Inc., Sr. Unsec’d. Notes, 144A	4.250%	05/15/20	353	333,585
Sirius XM Radio, Inc., Sr. Unsec’d. Notes, 144A	4.625%	05/15/23	253	228,965
SSI Investments II Ltd./SSI Co-Issuer LLC, Gtd. Notes	11.125%	06/01/18	4,700	5,099,500
Starz LLC/Starz Finance Corp., Gtd. Notes	5.000%	09/15/19	500	511,250
Telesat Canada/Telesat LLC (Canada), Sr. Unsec’d. Notes, 144A	6.000%	05/15/17	550	572,000
Univision Communications, Inc., Gtd. Notes, 144A	8.500%	05/15/21(a)	1,080	1,188,000
Univision Communications, Inc., Sr. Sec’d. Notes, 144A	5.125%	05/15/23(a)	1,000	998,750
Univision Communications, Inc., Sr. Sec’d. Notes, 144A	6.750%	09/15/22(a)	2,973	3,255,435
Univision Communications, Inc., Sr. Sec’d. Notes, 144A	7.875%	11/01/20(a)	300	329,625
Valassis Communications, Inc., Gtd. Notes	6.625%	02/01/21	400	412,500

				70,080,288

Metals & Mining — 5.1%
AK Steel Corp., Gtd. Notes	7.625%	05/15/20(a)	1,000	997,500
AK Steel Corp., Gtd. Notes	8.375%	04/01/22	700	701,750
AK Steel Corp., Sr. Sec’d. Notes	8.750%	12/01/18	675	754,313
Aleris International, Inc., Gtd. Notes	7.625%	02/15/18	104	109,980
Aleris International, Inc., Gtd. Notes	7.875%	11/01/20	412	437,750
APERAM (Luxembourg), Sr. Unsec’d. Notes, 144A	7.375%	04/01/16	800	822,000
APERAM (Luxembourg), Sr. Unsec’d. Notes, 144A	7.750%	04/01/18	950	973,750
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	5.000%	02/25/17(a)	1,500	1,608,750
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	6.000%	03/01/21	2,000	2,120,000
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	6.125%	06/01/18	3,400	3,731,500
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	6.750%	02/25/22	5,280	5,742,000
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	7.500%	10/15/39	600	589,500
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	10.350%	06/01/19(a)	1,500	1,897,500
Arch Coal, Inc., Gtd. Notes	7.250%	10/01/20(a)	1,150	894,125
Arch Coal, Inc., Gtd. Notes	9.875%	06/15/19	850	756,500
Ausdrill Finance Pty Ltd. (Australia), Gtd. Notes, 144A	6.875%	11/01/19	656	596,960

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Metals & Mining (continued)
Barminco Finance Pty Ltd. (Australia), Gtd. Notes, 144A	9.000%	06/01/18(a)	$2,200	$2,024,000
Bluescope Steel Finance Ltd./Bluescope Steel Finance USA LLC (Australia), Gtd. Notes, 144A	7.125%	05/01/18	925	968,937
Coeur Mining, Inc., Gtd. Notes	7.875%	02/01/21	1,051	1,066,765
Commercial Metals Co., Sr. Unsec’d. Notes	4.875%	05/15/23	2,605	2,422,650
Commercial Metals Co., Sr. Unsec’d. Notes	7.350%	08/15/18	600	684,000
CONSOL Energy, Inc., Gtd. Notes	8.000%	04/01/17	2,000	2,107,500
CONSOL Energy, Inc., Gtd. Notes	8.250%	04/01/20	1,000	1,082,500
Eldorado Gold Corp. (Canada), Sr. Unsec’d. Notes, 144A	6.125%	12/15/20(a)	4,900	4,716,250
FMG Resources August 2006 Pty Ltd. (Australia), Gtd. Notes, 144A	6.000%	04/01/17(a)	1,224	1,300,500
FMG Resources August 2006 Pty. Ltd. (Australia), Gtd. Notes, 144A	6.375%	02/01/16(a)	350	362,250
FMG Resources August 2006 Pty Ltd. (Australia), Gtd. Notes, 144A	6.875%	02/01/18(a)	4,100	4,315,250
FMG Resources August 2006 Pty Ltd. (Australia), Gtd. Notes, 144A	7.000%	11/01/15	3,516	3,647,850
FMG Resources August 2006 Pty Ltd. (Australia), Gtd. Notes, 144A	8.250%	11/01/19(a)	500	561,250
FQM Akubra, Inc. (Canada), Gtd. Notes, 144A	7.500%	06/01/21	2,695	2,816,275
FQM Akubra, Inc. (Canada), Gtd. Notes, 144A	8.750%	06/01/20	830	900,550
GrafTech International Ltd., Gtd. Notes	6.375%	11/15/20	900	922,500
Hecla Mining Co., Gtd. Notes, 144A	6.875%	05/01/21	1,135	1,089,600
IAMGOLD Corp. (Canada), Gtd. Notes, 144A	6.750%	10/01/20	525	451,500
JMC Steel Group, Sr. Notes, 144A	8.250%	03/15/18(a)	700	707,000
Kaiser Aluminum Corp., Gtd. Notes	8.250%	06/01/20	1,169	1,320,970
KGHM International Ltd. (Poland), Gtd. Notes, 144A	7.750%	06/15/19	282	297,510
Murray Energy Corp., Sr. Sec’d. Notes, 144A (original cost $450,000; purchased 05/17/13)	8.625%	06/15/21(f)(g)	450	465,750
New Gold, Inc. (Canada), Gtd. Notes, 144A	7.000%	04/15/20	3,190	3,277,725
New Gold, Inc. (Canada), Sr. Unsec’d. Notes, 144A	6.250%	11/15/22	1,137	1,100,048
Novelis, Inc., Gtd. Notes	8.750%	12/15/20	946	1,052,425
Peabody Energy Corp., Gtd. Notes	6.000%	11/15/18(a)	950	1,011,750
Peabody Energy Corp., Gtd. Notes	6.250%	11/15/21(a)	2,100	2,121,000
Peabody Energy Corp., Gtd. Notes	6.500%	09/15/20	975	1,026,187
Plains Exploration & Production Co., Gtd. Notes	6.500%	11/15/20	393	434,021
Plains Exploration & Production Co., Gtd. Notes	6.750%	02/01/22	169	186,158
Prince Mineral Holding Corp., Sr. Sec’d. Notes, 144A	11.500%	12/15/19	350	389,375
Rain CII Carbon LLC/CII Carbon Corp., Sec’d. Notes, 144A	8.000%	12/01/18	595	615,825
Rain CII Carbon LLC/CII Carbon Corp., Sec’d. Notes, 144A	8.250%	01/15/21	545	555,900
Ryerson, Inc./Joseph T Ryerson & Son, Inc., Sr. Sec’d. Notes	9.000%	10/15/17	620	657,200
Steel Dynamics, Inc., Gtd. Notes	6.375%	08/15/22	310	334,800
Steel Dynamics, Inc., Gtd. Notes	7.625%	03/15/20	635	688,975
Taseko Mines Ltd. (Canada), Gtd. Notes	7.750%	04/15/19	650	656,500
TMS International Corp., Gtd. Notes, 144A	7.625%	10/15/21	2,600	2,762,500
Westmoreland Coal Co./Westmoreland Partners, Sr. Sec’d. Notes	10.750%	02/01/18	2,675	2,935,813

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Metals & Mining (continued)
Wise Metals Group LLC/Wise Alloys Finance Corp., Sr. Sec’d. Notes, 144A	8.750%		12/15/18	$2,375	$2,499,687

					79,271,124

Non-Captive – Consumer — 0.2%
Provident Funding Associates LP/PFG Finance Corp., Gtd. Notes, 144A	6.750%		06/15/21	230	228,850
Springleaf Finance Corp., Sr. Unsec’d. Notes	6.000%		06/01/20	3,150	3,150,000
Springleaf Finance Corp., Sr. Unsec’d. Notes	8.250%		10/01/23	350	378,875

					3,757,725

Non-Captive – Diversified — 1.9%
Aircastle Ltd., Sr. Unsec’d. Notes	4.625%		12/15/18	200	201,500
Aircastle Ltd., Sr. Unsec’d. Notes	6.250%		12/01/19	120	128,550
Aircastle Ltd., Sr. Unsec’d. Notes	7.625%		04/15/20(a)	715	802,587
Aircastle Ltd., Sr. Unsec’d. Notes	9.750%		08/01/18	290	316,825
CIT Group, Inc., Sr. Unsec’d. Notes	4.250%		08/15/17(a)	475	494,594
CIT Group, Inc., Sr. Unsec’d. Notes	5.000%		05/15/17	800	854,000
CIT Group, Inc., Sr. Unsec’d. Notes	5.000%		08/15/22	6,030	5,879,250
CIT Group, Inc., Sr. Unsec’d. Notes	5.250%		03/15/18(a)	6,365	6,826,463
CIT Group, Inc., Sr. Unsec’d. Notes	5.375%		05/15/20(a)	1,169	1,242,062
CIT Group, Inc., Sr. Unsec’d. Notes, 144A	5.500%		02/15/19	2,000	2,145,000
CIT Group, Inc., Sr. Unsec’d. Notes, 144A	6.625%		04/01/18(a)	650	730,437
ILFC E-Capital Trust I, Ltd. Gtd. Notes, 144A	5.460%	(c)	12/21/65(a)	2,536	2,320,440
ILFC E-Capital Trust II, Ltd. Gtd. Notes, 144A	6.250%	(c)	12/21/65	1,541	1,456,245
International Lease Finance Corp., Sr. Unsec’d. Notes	4.625%		04/15/21	439	419,245
International Lease Finance Corp., Sr. Unsec’d. Notes	6.250%		05/15/19	560	606,200
International Lease Finance Corp., Sr. Unsec’d. Notes	8.250%		12/15/20(a)	3,229	3,777,930
iStar Financial, Inc., Sr. Unsec’d. Notes	9.000%		06/01/17	717	839,786

					29,041,114

Oil & Field Services — 2.2%
Basic Energy Services, Inc., Gtd. Notes	7.750%		02/15/19	625	653,125
Basic Energy Services, Inc., Gtd. Notes	7.750%		10/15/22	382	394,415
Bristow Group, Inc., Gtd. Notes	6.250%		10/15/22	1,000	1,055,700
CGG SA (France), Gtd. Notes	6.500%		06/01/21	675	691,875
CGG SA (France), Gtd. Notes	9.500%		05/15/16(a)	900	947,250
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., Gtd. Notes	6.625%		11/15/19	625	654,687
Hercules Offshore, Inc., Gtd. Notes, 144A	7.500%		10/01/21	1,175	1,245,500
Hercules Offshore, Inc., Gtd. Notes, 144A	10.250%		04/01/19	500	566,250
Hercules Offshore, Inc., Sr. Sec’d. Notes, 144A	7.125%		04/01/17	1,775	1,888,156
Hornbeck Offshore Services, Inc., Gtd. Notes	5.875%		04/01/20	1,525	1,574,563
Key Energy Services, Inc., Gtd. Notes	6.750%		03/01/21(a)	1,812	1,857,300
Ocean Rig UDW, Inc. (Cyprus), Sr. Unsec’d. Notes, 144A	9.500%		04/27/16	600	636,750
Offshore Group Investment Ltd., Sr. Sec’d. Notes	7.125%		04/01/23(a)	1,550	1,581,000
Offshore Group Investment Ltd., Sr. Sec’d. Notes	7.500%		11/01/19	950	1,033,125
Oil States International, Inc., Gtd. Notes	5.125%		01/15/23	170	191,675
Oil States International, Inc., Gtd. Notes	6.500%		06/01/19(a)	1,150	1,223,313
Parker Drilling Co., Gtd. Notes	9.125%		04/01/18	2,350	2,491,000
Parker Drilling Co., Gtd. Notes, 144A	7.500%		08/01/20	1,465	1,538,250

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Oil & Field Services (continued)
Petroleum Geo-Services ASA (Norway), Gtd. Notes, 144A	7.375%		12/15/18	$952	$1,013,880
Pioneer Energy Services Corp., Gtd. Notes	9.875%		03/15/18	350	371,000
Precision Drilling Corp. (Canada), Gtd. Notes	6.500%		12/15/21(a)	1,500	1,597,500
Precision Drilling Corp. (Canada), Gtd. Notes	6.625%		11/15/20	1,055	1,126,213
Seadrill Ltd. (Norway), Sr. Unsec’d. Notes	6.500%		10/05/15	1,000	1,047,500
Seadrill Ltd. (Norway), Sr. Unsec’d. Notes, 144A	6.125%		09/15/20	3,950	3,940,125
Seitel, Inc., Gtd. Notes	9.500%		04/15/19	1,325	1,338,250
Shelf Drilling Holdings Ltd. (United Arab Emirates), Sr. Sec’d. Notes, 144A	8.625%		11/01/18(a)	500	540,000
Trinidad Drilling Ltd. (Canada), Gtd. Notes, 144A	7.875%		01/15/19(a)	900	956,250
Unit Corp., Gtd. Notes	6.625%		05/15/21	1,995	2,104,725

					34,259,377

Other Financial Institutions — 0.5%
ACE Cash Express, Inc., Sr. Sec’d. Notes, 144A	11.000%		02/01/19	2,820	2,263,050
CNG Holdings, Inc., Sr. Sec’d. Notes, 144A	9.375%		05/15/20	2,178	2,003,760
Community Choice Financial, Inc., Sr. Sec’d. Notes	10.750%		05/01/19	695	582,063
Fly Leasing Ltd. (Ireland), Gtd. Notes	6.750%		12/15/20	1,020	1,032,750
Nationstar Mortgage LLC/Nationstar Capital Corp., Gtd. Notes	6.500%		07/01/21	632	601,980
Nationstar Mortgage LLC/Nationstar Capital Corp., Gtd. Notes	6.500%		06/01/22	580	543,750
Nationstar Mortgage LLC/Nationstar Capital Corp., Gtd. Notes	7.875%		10/01/20	45	46,687
Patriot Merger Corp., Sr. Unsec’d. Notes, 144A	9.000%		07/15/21	896	940,800
Speedy Cash Intermediate Holdings Corp., Sec’d. Notes, 144A	10.750%		05/15/18	85	89,463
Walter Investment Management Corp., Gtd. Notes, 144A	7.875%		12/15/21	577	584,213

					8,688,516

Other Industrials — 2.1%
Belden, Inc., Gtd. Notes, 144A	5.500%		09/01/22	1,475	1,445,500
Brand Energy & Infrastructure Services, Inc., Gtd. Notes, 144A	8.500%		12/01/21	2,325	2,362,781
CBRE Services, Inc., Gtd. Notes	5.000%		03/15/23	2,425	2,331,031
CBRE Services, Inc., Gtd. Notes	6.625%		10/15/20	805	861,350
Cleaver-Brooks, Inc., Sr. Sec’d. Notes, 144A	8.750%		12/15/19	181	196,385
Deluxe Corp., Gtd. Notes	7.000%		03/15/19	1,235	1,321,450
Dycom Investments, Inc., Gtd. Notes	7.125%		01/15/21	2,823	3,041,783
General Cable Corp., Gtd. Notes, 144A	6.500%		10/01/22(a)	1,025	1,004,500
Harland Clarke Holdings Corp., Gtd. Notes	6.000%	(c)	05/15/15(a)	1,545	1,541,137
Harland Clarke Holdings Corp., Gtd. Notes	9.500%		05/15/15	188	188,940
Harland Clarke Holdings Corp., Sr. Sec’d. Notes, 144A	9.750%		08/01/18	1,570	1,701,487
Interline Brands, Inc., Gtd. Notes	7.500%		11/15/18(a)	2,400	2,544,000
International Wire Group Holdings, Inc., Sr. Sec’d. Notes, 144A	8.500%		10/15/17	2,988	3,152,340
Laureate Education, Inc., Gtd. Notes, 144A	9.250%		09/01/19	3,800	4,132,500
Liberty Tire Recycling LLC, Gtd. Notes, 144A	11.000%		10/01/16	763	764,907
Tutor Perini Corp., Gtd. Notes	7.625%		11/01/18(a)	1,308	1,399,560
Unifrax I LLC/Unifrax Holding Co., Gtd. Notes, 144A (original cost $3,669,825; purchased 10/10/13)	7.500%		02/15/19(f)(g)	3,612	3,738,420

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Other Industrials (continued)
Victor Technology Group, Inc., Sr. Sec’d. Notes	9.000%	12/15/17	$1,121	$1,199,470

				32,927,541

Packaging — 2.8%
AEP Industries, Inc., Sr. Unsec’d. Notes	8.250%	04/15/19	1,200	1,290,000
Ardagh Packaging Finance PLC (Luxembourg), Gtd. Notes, 144A	9.125%	10/15/20(a)	351	384,345
Ardagh Packaging Finance PLC (Luxembourg), Sr. Sec’d. Notes, 144A	7.375%	10/15/17(a)	800	860,000
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc. (Ireland), Gtd. Notes, 144A	9.125%	10/15/20	705	768,450
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc. (Ireland), Sr. Sec’d. Notes, 144A	7.375%	10/15/17	1,675	1,798,531
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc. (Ireland), Sr. Unsec’d. Notes, 144A	7.000%	11/15/20(a)	2,450	2,474,500
Ball Corp., Gtd. Notes	4.000%	11/15/23	325	290,875
Berry Plastics Corp., Sec’d. Notes	9.500%	05/15/18(a)	764	819,390
Berry Plastics Corp., Sec’d. Notes	9.750%	01/15/21	2,925	3,385,687
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Is, Gtd. Notes, 144A	5.625%	12/15/16(a)	515	525,300
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Is, Gtd. Notes, 144A	6.000%	06/15/17(a)	1,645	1,665,562
BOE Intermediate Holding Corp., Sr. Unsec’d. Notes, PIK, 144A	9.000%	11/01/17	981	1,022,392
BOE Merger Corp., Sr. Unsec’d. Notes, PIK, 144A (original cost $2,553,878; purchased 10/24/12 - 04/30/13)	9.500%	11/01/17(f)(g)	2,475	2,629,687
Exopack Holdings SA, Gtd. Notes, 144A	7.875%	11/01/19	1,450	1,479,000
Greif, Inc., Sr. Unsec’d. Notes	6.750%	02/01/17	1,000	1,107,500
Greif, Inc., Sr. Unsec’d. Notes	7.750%	08/01/19	860	976,100
Mustang Merger Corp., Sr. Unsec’d. Notes, 144A	8.500%	08/15/21	767	828,360
Plastipak Holdings, Inc., Sr. Unsec’d. Notes, 144A (original cost $950,000; purchased 09/25/13)	6.500%	10/01/21(f)(g)	950	983,250
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Gtd. Notes	8.500%	05/15/18	2,050	2,162,750
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Gtd. Notes	9.000%	04/15/19(a)	1,000	1,072,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Gtd. Notes	9.875%	08/15/19(a)	4,000	4,450,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec’d. Notes	5.750%	10/15/20(a)	4,380	4,467,600
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec’d. Notes	6.875%	02/15/21(a)	1,350	1,454,625
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec’d. Notes	7.125%	04/15/19	2,500	2,662,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec’d. Notes	7.875%	08/15/19	1,875	2,071,875
Sealed Air Corp., Gtd. Notes, 144A	6.500%	12/01/20	900	967,500
Sealed Air Corp., Gtd. Notes, 144A	8.375%	09/15/21	1,150	1,305,250
Sealed Air Corp., Sr. Notes, 144A	5.250%	04/01/23	775	753,687

				44,657,216

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Paper — 0.2%
Ainsworth Lumber Co. Ltd. (Canada), Sr. Sec’d. Notes, 144A	7.500%		12/15/17	$533	$572,975
Graphic Packaging International, Inc., Gtd. Notes	7.875%		10/01/18	1,500	1,627,500
Louisiana-Pacific Corp., Gtd. Notes	7.500%		06/01/20	333	370,463
Resolute Forest Products, Inc., Gtd. Notes, 144A	5.875%		05/15/23	120	111,000
Sappi Papier Holding GmbH (South Africa), Sr. Sec’d. Notes, 144A	8.375%		06/15/19	200	219,500
Smurfit Kappa Acquisitions (Ireland), Sr. Sec’d. Notes, 144A	4.875%		09/15/18	950	985,625

					3,887,063

Property & Casualty Insurance — 0.5%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, Sr. Unsec’d. Notes, 144A	7.875%		12/15/20	850	892,500
Catlin Insurance Co. Ltd. (Bermuda), Jr. Sub. Notes, 144A	7.249%	(c)	07/29/49	2,125	2,204,687
Liberty Mutual Group, Inc., Gtd. Notes, 144A	7.800%		03/07/87	1,135	1,220,125
Liberty Mutual Group, Inc., Gtd. Notes, 144A	10.750%	(c)	06/15/88	1,704	2,547,480
Onex USI Acquisition Corp., Sr. Unsec’d. Notes, 144A	7.750%		01/15/21	1,389	1,420,253

					8,285,045

Railroads
Watco Cos. LLC/Watco Finance Corp., Gtd. Notes, 144A	6.375%		04/01/23	294	291,060

Real Estate Investment Trusts (REITs) — 0.6%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., Gtd. Notes	7.750%		02/15/19	1,600	1,720,000
CyrusOne LP/CyrusOne Finance Corp., Gtd. Notes	6.375%		11/15/22(a)	1,045	1,081,575
DuPont Fabros Technology LP, Gtd. Notes	5.875%		09/15/21	1,679	1,733,567
Felcor Lodging LP, Sr. Sec’d. Notes	5.625%		03/01/23	1,050	1,023,750
Felcor Lodging LP, Sr. Sec’d. Notes	6.750%		06/01/19	500	532,500
Felcor Lodging LP, Sr. Sec’d. Notes	10.000%		10/01/14	181	191,407
Kennedy-Wilson, Inc., Gtd. Notes	8.750%		04/01/19	590	647,525
Sabra Health Care LP/Sabra Capital Corp., Gtd. Notes	5.375%		06/01/23	925	899,563
Senior Housing Properties Trust, Sr. Unsec’d. Notes	6.750%		12/15/21	1,975	2,180,513

					10,010,400

Refining — 0.3%
Calumet Specialty Products Partners LP/Calumet Finance Corp., Gtd. Notes	9.375%		05/01/19	108	119,880
Calumet Specialty Products Partners LP/Calumet Finance Corp., Gtd. Notes	9.625%		08/01/20	244	273,890
Calumet Specialty Products Partners LP/Calumet Finance Corp., Gtd. Notes, 144A	7.625%		01/15/22	310	313,100
Citgo Petroleum Corp., Sr. Sec’d. Notes, 144A	11.500%		07/01/17	775	848,625
CVR Refining LLC/Coffeyville Finance, Inc., Sec’d. Notes	6.500%		11/01/22	532	522,690
Western Refining, Inc., Gtd. Notes	6.250%		04/01/21(a)	1,979	1,993,843

					4,072,028

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Restaurants — 0.7%
Dave & Buster’s, Inc., Gtd. Notes	11.000%	06/01/18	$1,000	$1,096,250
DineEquity, Inc., Gtd. Notes	9.500%	10/30/18(a)	500	555,000
Landry’s, Inc., Sr. Notes, 144A (original cost $5,322,220; purchased 04/19/12 - 08/14/13)	9.375%	05/01/20(f)(g)	5,050	5,504,500
Wok Acquisition Corp., Gtd. Notes, 144A	10.250%	06/30/20	3,440	3,736,700

				10,892,450

Retailers — 2.4%
Academy Ltd./Academy Finance Corp., Gtd. Notes, 144A	9.250%	08/01/19	1,475	1,629,875
Chinos Intermediate Holdings A, Inc., Sr. Unsec’d. Notes, PIK, 144A	7.750%	05/01/19(a)	572	584,870
Claire’s Stores, Inc., Gtd. Notes, 144A	7.750%	06/01/20(a)	1,139	1,059,270
Claire’s Stores, Inc., Sec’d. Notes	8.875%	03/15/19(a)	3,422	3,524,660
Claire’s Stores, Inc., Sr. Sec’d. Notes, 144A	6.125%	03/15/20(a)	850	820,250
Claire’s Stores, Inc., Sr. Sec’d. Notes, 144A	9.000%	03/15/19(a)	3,650	3,960,250
CST Brands, Inc., Gtd. Notes	5.000%	05/01/23	700	675,500
Dufry Finance SCA (Switzerland), Gtd. Notes, 144A	5.500%	10/15/20	2,300	2,357,500
Gymboree Corp. (The), Gtd. Notes	9.125%	12/01/18(a)	1,250	1,151,563
Hot Topic, Inc., Sr. Sec’d. Notes, 144A (original cost $2,048,612; purchased 06/06/13 - 12/10/13)	9.250%	06/15/21(a)(f)(g)	2,025	2,121,187
HT Intermediate Holdings Corp., Sr. Unsec’d. Notes, PIK, 144A	12.000%	05/15/19	1,125	1,113,750
J. Crew Group, Inc., Gtd. Notes	8.125%	03/01/19(a)	1,000	1,050,000
L Brands, Inc., Gtd. Notes	5.625%	02/15/22	575	587,937
L Brands, Inc., Gtd. Notes	5.625%	10/15/23	875	888,125
Michaels FinCo Holdings LLC/Michaels FinCo, Inc., Sr. Unsec’d. Notes, PIK, 144A	7.500%	08/01/18	1,650	1,716,000
Murphy Oil USA, Inc., Gtd. Notes, 144A	6.000%	08/15/23	625	628,125
Neiman Marcus Group Ltd., Inc., Gtd. Notes, 144A	8.000%	10/15/21(a)	1,617	1,689,765
New Academy Finance Co. LLC/New Academy Finance Corp., Sr. Unsec’d. Notes, PIK, 144A	8.000%	06/15/18(a)	300	307,503
New Look Bondco I PLC (United Kingdom), Sr. Sec’d. Notes, 144A	8.375%	05/14/18	848	877,680
Pantry, Inc. (The), Gtd. Notes	8.375%	08/01/20	4,100	4,356,250
Penske Automotive Group, Inc., Gtd. Notes	5.750%	10/01/22	1,934	1,977,515
Petco Holdings, Inc., Sr. Notes, PIK, 144A (original cost $539,119; purchased 12/19/12)	8.500%	10/15/17(a)(f)(g)	525	535,500
Rite Aid Corp., Gtd. Notes	6.750%	06/15/21(a)	590	618,763
Sears Holdings Corp., Sec’d. Notes	6.625%	10/15/18(a)	500	452,500
Toys R Us Property Co. II LLC, Sr. Sec’d. Notes	8.500%	12/01/17(a)	2,000	2,060,000
Toys R Us, Inc., Sr. Unsec’d. Notes	10.375%	08/15/17	1,025	878,937

				37,623,275

Supermarkets — 0.6%
BI-LO LLC/BI-LO Finance Corp., Sr. Unsec’d. Notes, PIK, 144A	8.625%	09/15/18	590	616,550
Ingles Markets, Inc., Sr. Unsec’d. Notes	5.750%	06/15/23	1,400	1,372,000
New Albertsons, Inc., Sr. Unsec’d. Notes	7.450%	08/01/29(a)	1,002	821,640
New Albertsons, Inc., Sr. Unsec’d. Notes	7.750%	06/15/26	225	182,250
New Albertsons, Inc., Sr. Unsec’d. Notes	8.000%	05/01/31	939	774,675
New Albertsons, Inc., Sr. Unsec’d. Notes	8.700%	05/01/30	266	230,090
Roundy’s Supermarkets, Inc., Sec’d. Notes, 144A	10.250%	12/15/20	650	663,000
Stater Bros Holdings, Inc., Gtd. Notes	7.750%	04/15/15	700	701,764

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Supermarkets (continued)
SUPERVALU, Inc., Sr. Unsec’d. Notes	8.000%	05/01/16	$1,187	$1,313,119
Tops Holding Corp./Tops Markets LLC, Sr. Sec’d. Notes, 144A (original cost $1,909,105; purchased 12/07/12)	8.875%	12/15/17(f)(g)	1,900	2,087,624

				8,762,712

Technology — 9.1%
Advanced Micro Devices, Inc., Sr. Unsec’d. Notes	7.500%	08/15/22	310	300,700
Alcatel-Lucent USA, Inc. (France), Gtd. Notes, 144A	4.625%	07/01/17	310	310,387
Alcatel-Lucent USA, Inc. (France), Gtd. Notes, 144A	6.750%	11/15/20(a)	3,009	3,125,598
Alcatel-Lucent USA, Inc. (France), Sr. Unsec’d. Notes	6.450%	03/15/29	568	502,680
Amkor Technology, Inc., Sr. Unsec’d. Notes	6.375%	10/01/22(a)	700	719,250
Ancestry.com, Inc., Gtd. Notes	11.000%	12/15/20	1,075	1,247,000
Ancestry.com, Inc., Sr. Unsec’d. Notes, PIK, 144A	9.625%	10/15/18	1,375	1,423,125
Audatex North America, Inc., Gtd. Notes, 144A	6.000%	06/15/21	382	400,145
Audatex North America, Inc., Gtd. Notes, 144A	6.125%	11/01/23	2,553	2,629,590
Avaya, Inc., Sec’d. Notes, 144A	10.500%	03/01/21(a)	3,855	3,681,525
Avaya, Inc., Sr. Sec’d. Notes, 144A	7.000%	04/01/19	930	911,400
Blackboard, Inc., Sr. Unsec’d. Notes, 144A	7.750%	11/15/19(a)	2,490	2,471,325
Brightstar Corp., Gtd. Notes, 144A (original cost $3,234,837; purchased 11/23/10 - 09/18/12)	9.500%	12/01/16(f)(g)	3,140	3,454,000
Brightstar Corp., Sr. Unsec’d. Notes, 144A (original cost $2,943,504; purchased 07/26/13 - 08/07/13)	7.250%	08/01/18(f)(g)	2,970	3,222,450
CDW LLC/CDW Finance Corp., Gtd. Notes	8.500%	04/01/19	7,310	8,077,550
CDW LLC/CDW Finance Corp., Gtd. Notes	12.535%	10/12/17	542	566,390
Ceridian Corp., Gtd. Notes	11.250%	11/15/15	6,375	6,422,813
Ceridian Corp., Sr. Sec’d. Notes, 144A	8.875%	07/15/19	239	274,850
Ceridian HCM Holding, Inc., Sr. Unsec’d. Notes, 144A	11.000%	03/15/21	1,500	1,728,750
CommScope Holding Co., Inc., Sr. Unsec’d. Notes, PIK, 144A	6.625%	06/01/20	7,165	7,451,600
CommScope, Inc., Gtd. Notes, 144A	8.250%	01/15/19(a)	1,165	1,277,131
Compiler Finance Sub, Inc., Sr. Unsec’d. Notes, 144A	7.000%	05/01/21	1,025	1,017,313
CoreLogic, Inc., Gtd. Notes	7.250%	06/01/21	1,200	1,302,000
Denali Borrower LLC/Denali Finance Corp., Sr. Sec’d. Notes, 144A	5.625%	10/15/20(a)	2,787	2,762,614
First Data Corp., Gtd. Notes	12.625%	01/15/21	2,579	3,027,102
First Data Corp., Gtd. Notes, 144A	10.625%	06/15/21	5,840	6,329,100
First Data Corp., Gtd. Notes, 144A	11.250%	01/15/21	3,120	3,443,700
First Data Corp., Gtd. Notes, 144A	11.750%	08/15/21(a)	6,385	6,736,175
First Data Corp., Gtd. Notes, 144A	11.750%	08/15/21	4,716	4,975,380
First Data Corp., Sec’d. Notes, 144A	8.250%	01/15/21(a)	1,777	1,890,284
First Data Corp., Sec’d. Notes, PIK, 144A	8.750%	01/15/22(a)	982	1,047,949
First Data Corp., Sr. Sec’d. Notes, 144A	6.750%	11/01/20	3,490	3,629,600
First Data Corp., Sr. Sec’d. Notes, 144A	7.375%	06/15/19(a)	700	747,250
Freescale Semiconductor, Inc., Gtd. Notes	8.050%	02/01/20(a)	1,045	1,123,375
Freescale Semiconductor, Inc., Sr. Sec’d. Notes, 144A	5.000%	05/15/21(a)	445	432,763
Freescale Semiconductor, Inc., Sr. Sec’d. Notes, 144A	6.000%	01/15/22	2,435	2,465,438

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

Technology (continued)
iGATE Corp., Gtd. Notes	9.000%	05/01/16(a)	$	960	$1,020,000
Igloo Holdings Corp., Sr. Unsec’d. Notes, PIK, 144A	8.250%	12/15/17(a)		2,974	2,996,306
Infor US, Inc., Gtd. Notes	9.375%	04/01/19		750	843,750
INTCOMEX, Inc., Sec’d. Notes	13.250%	12/15/14		324	314,685
Interactive Data Corp., Gtd. Notes	10.250%	08/01/18		1,251	1,377,226
Iron Mountain, Inc., Gtd. Notes	5.750%	08/15/24		258	239,295
Iron Mountain, Inc., Gtd. Notes	6.000%	08/15/23(a)		2,250	2,306,250
Iron Mountain, Inc., Gtd. Notes	7.750%	10/01/19		436	486,140
Lender Processing Services, Inc., Gtd. Notes	5.750%	04/15/23		2,000	2,070,000
Magnachip Semiconductor Corp. (South Korea), Sr. Unsec’d. Notes	6.625%	07/15/21		195	198,413
NCR Escrow Corp., Sr. Unsec’d. Notes, 144A	5.875%	12/15/21(a)		785	799,719
NCR Escrow Corp., Sr. Unsec’d. Notes, 144A	6.375%	12/15/23		150	153,187
Nokia OYJ (Finland), Sr. Unsec’d. Notes	5.375%	05/15/19		511	530,163
Nokia OYJ (Finland), Sr. Unsec’d. Notes	6.625%	05/15/39		318	312,435
Nortel Networks Ltd. (Canada), Gtd. Notes(i)	10.750%	07/15/16(a)(g)		4,000	4,680,000
Nuance Communications, Inc., Gtd. Notes, 144A	5.375%	08/15/20(a)		3,296	3,221,840
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	3.500%	09/15/16		200	205,000
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	5.750%	02/15/21		909	949,905
NXP BV/NXP Funding LLC (Netherlands), Sr. Unsec’d. Notes, 144A	5.750%	03/15/23(a)		1,975	2,009,563
Seagate HDD Cayman, Gtd. Notes	6.875%	05/01/20		500	540,625
Seagate HDD Cayman, Gtd. Notes, 144A	4.750%	06/01/23		453	423,555
Seagate Technology HDD Holdings, Gtd. Notes	6.800%	10/01/16		264	298,320
Sensata Technologies BV (Netherlands), Gtd. Notes, 144A	4.875%	10/15/23		3,400	3,196,000
Sensata Technologies BV (Netherlands), Gtd. Notes, 144A	6.500%	05/15/19		2,875	3,083,438
Sitel LLC/Sitel Finance Corp., Gtd. Notes	11.500%	04/01/18(a)		1,200	1,056,000
Sitel LLC/Sitel Finance Corp., Sr. Sec’d. Notes, 144A	11.000%	08/01/17		658	702,415
Sophia Holding Finance LP/Sophia Holding Finance, Inc., Gtd. Notes, PIK, 144A	9.625%	12/01/18		430	442,900
Sophia LP/Sophia Finance, Inc., Gtd. Notes, 144A	9.750%	01/15/19		2,735	3,029,013
SunGard Data Systems, Inc., Gtd. Notes	6.625%	11/01/19(a)		1,425	1,496,250
SunGard Data Systems, Inc., Gtd. Notes	7.625%	11/15/20(a)		619	674,710
Syniverse Holdings, Inc., Gtd. Notes	9.125%	01/15/19		1,850	2,021,125
TransUnion Holding Co., Inc., Sr. Unsec’d. Notes	9.625%	06/15/18		4,825	5,186,875
TransUnion LLC/TransUnion Financing Corp., Gtd. Notes	11.375%	06/15/18		4,475	4,877,750

					142,871,155

Textile — 0.2%
PVH Corp., Sr. Unsec’d. Notes	4.500%	12/15/22(a)		875	829,063
PVH Corp., Sr. Unsec’d. Notes	7.375%	05/15/20		1,700	1,872,125

					2,701,188

Tobacco — 0.2%
Vector Group Ltd., Sr. Sec’d. Notes	7.750%	02/15/21		2,650	2,802,375

Transportation Services — 1.2%
Aguila 3 SA (Luxembourg), Sr. Sec’d. Notes, 144A	7.875%	01/31/18		1,100	1,166,000

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

Transportation Services (continued)
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes	5.500%	04/01/23	$	352	$341,000
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes	8.250%	01/15/19(a)		2,012	2,193,080
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes	9.750%	03/15/20		164	192,290
Bluewater Holding BV (Netherlands), Gtd. Notes, 144A	10.000%	12/10/19		1,400	1,411,382
Hertz Corp. (The), Gtd. Notes	4.250%	04/01/18		203	208,075
Hertz Corp. (The), Gtd. Notes	5.875%	10/15/20		1,026	1,063,193
Hertz Corp. (The), Gtd. Notes	6.250%	10/15/22(a)		964	995,330
Hertz Corp. (The), Gtd. Notes	6.750%	04/15/19(a)		130	140,075
Hertz Corp. (The), Gtd. Notes	7.375%	01/15/21		420	460,950
Kenan Advantage Group, Inc. (The), Sr. Unsec’d. Notes, 144A	8.375%	12/15/18		3,015	3,173,287
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., Sr. Sec’d. Notes, 144A	8.125%	11/15/21		234	238,680
Navios Maritime Holdings, Inc./ Navios Maritime Finance II US, Inc., Sr. Sec’d. Notes, 144A	7.375%	01/15/22		1,850	1,859,250
Navios South American Logistics, Inc./Navios Logistics Finance US, Inc. (Uruguay), Gtd. Notes	9.250%	04/15/19		1,392	1,501,620
Sea Trucks Group (Nigeria), Sr. Sec’d. Notes, 144A	9.000%	03/26/18		1,000	960,000
syncreon Group BV/syncreon Global Finance US, Inc., Sr. Unsec’d. Notes, 144A	8.625%	11/01/21		235	243,225
Teekay Corp. (Bermuda), Sr. Unsec’d. Notes	8.500%	01/15/20		278	300,587
Ultrapetrol Bahamas Ltd., Mortgage, 144A	8.875%	06/15/21		36	38,745
Ultrapetrol Bahamas Ltd., Sr. Sec’d. Notes, 144A	8.875%	06/15/21(a)		1,500	1,623,750
World Wide Supply A/S (Norway), Sr. Sec’d. Notes, 144A	7.750%	05/26/17		325	325,406

					18,435,925

Wireless — 4.5%
Altice Financing SA (Luxembourg), Gtd. Notes, 144A	6.500%	01/15/22		383	386,830
Altice Finco SA (Luxembourg), Gtd. Notes, 144A	8.125%	01/15/24		200	207,500
Altice Finco SA (Luxembourg), Gtd. Notes, 144A	9.875%	12/15/20(a)		249	280,125
Avanti Communications Group PLC (United Kingdom), Sr. Sec’d. Notes, 144A	10.000%	10/01/19		1,530	1,530,000
Cricket Communications, Inc., Gtd. Notes	7.750%	10/15/20		1,040	1,185,600
Crown Castle International Corp., Sr. Unsec’d. Notes	5.250%	01/15/23		1,944	1,905,120
Digicel Group Ltd. (Jamaica), Sr. Unsec’d. Notes, 144A	8.250%	09/30/20		1,600	1,658,000
Digicel Group Ltd. (Jamaica), Sr. Unsec’d. Notes, 144A	10.500%	04/15/18		1,500	1,605,000
eAccess Ltd. (Japan), Gtd. Notes, 144A	8.250%	04/01/18		930	1,016,025
Eileme 2 AB (Poland), Sr. Sec’d. Notes, 144A	11.625%	01/31/20		2,580	3,092,721
MetroPCS Wireless, Inc., Gtd. Notes	6.625%	11/15/20(a)		2,234	2,368,040
MetroPCS Wireless, Inc., Gtd. Notes, 144A	6.250%	04/01/21(a)		747	775,013
MetroPCS Wireless, Inc., Gtd. Notes, 144A	6.625%	04/01/23(a)		1,288	1,329,860
NII Capital Corp., Gtd. Notes	7.625%	04/01/21(a)		2,855	1,170,550
NII Capital Corp., Gtd. Notes	8.875%	12/15/19(a)		1,025	440,750
NII International Telecom SCA, Gtd. Notes, 144A	7.875%	08/15/19(a)		925	698,375
NII International Telecom SCA, Gtd. Notes, 144A	11.375%	08/15/19(a)		696	581,160

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

Wireless (continued)
SBA Telecommunications, Inc., Gtd. Notes	5.750%	07/15/20	$	83	$86,320
Softbank Corp. (Japan), Gtd. Notes, 144A	4.500%	04/15/20		3,917	3,819,075
Sprint Capital Corp., Gtd. Notes	6.875%	11/15/28		3,875	3,652,187
Sprint Capital Corp., Gtd. Notes	6.900%	05/01/19(a)		2,300	2,512,750
Sprint Capital Corp., Gtd. Notes	8.750%	03/15/32		651	698,197
Sprint Communications, Inc., Gtd. Notes, 144A	7.000%	03/01/20(a)		792	883,080
Sprint Communications, Inc., Gtd. Notes, 144A	9.000%	11/15/18		2,120	2,554,600
Sprint Communications, Inc., Sr. Unsec’d. Notes	6.000%	12/01/16(a)		1,250	1,364,063
Sprint Communications, Inc., Sr. Unsec’d. Notes	6.000%	11/15/22		1,025	999,375
Sprint Communications, Inc., Sr. Unsec’d. Notes	7.000%	08/15/20(a)		2,335	2,527,637
Sprint Communications, Inc., Sr. Unsec’d. Notes	8.375%	08/15/17		2,050	2,372,875
Sprint Communications, Inc., Sr. Unsec’d. Notes	9.125%	03/01/17(a)		1,673	1,965,775
Sprint Communications, Inc., Sr. Unsec’d. Notes	11.500%	11/15/21		243	318,330
Sprint Corp., Gtd. Notes, 144A	7.125%	06/15/24		2,713	2,753,695
Sprint Corp., Gtd. Notes, 144A	7.250%	09/15/21		299	321,051
Sprint Corp., Gtd. Notes, 144A	7.875%	09/15/23(a)		4,138	4,448,350
T-Mobile USA, Inc., Gtd. Notes	6.125%	01/15/22		1,370	1,393,975
T-Mobile USA, Inc., Gtd. Notes	6.464%	04/28/19		245	260,313
T-Mobile USA, Inc., Gtd. Notes	6.500%	01/15/24		240	243,000
T-Mobile USA, Inc., Gtd. Notes	6.633%	04/28/21		2,235	2,352,338
T-Mobile USA, Inc., Gtd. Notes	6.731%	04/28/22		1,119	1,166,557
T-Mobile USA, Inc., Gtd. Notes	6.836%	04/28/23(a)		258	267,675
T-Mobile USA, Inc., Sr. Unsec’d. Notes, 144A	5.250%	09/01/18(a)		360	378,900
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (Russia), Sr. Unsec’d. Notes, 144A	7.748%	02/02/21		1,450	1,575,063
VimpelCom Holdings BV (Russia), Gtd. Notes, 144A	5.200%	02/13/19		262	262,000
Wind Acquisition Finance SA (Italy), Sec’d. Notes, 144A	11.750%	07/15/17		6,920	7,361,150
Wind Acquisition Finance SA (Italy), Sr. Sec’d. Notes, 144A	7.250%	02/15/18(a)		2,623	2,760,708
Wind Acquisition Finance SA (Italy), Sr. Sec’d. Notes, 144A	7.250%	02/15/18		328	343,580
Wind Acquisition Holdings Finance SA (Italy), Sr. Sec’d. Notes, PIK, 144A	12.250%	07/15/17		800	842,000

					70,715,288

Wirelines — 2.3%
CenturyLink, Inc., Series G, Sr. Unsec’d. Notes	6.875%	01/15/28		2,000	1,840,000
CenturyLink, Inc., Series T, Sr. Unsec’d. Notes	5.800%	03/15/22(a)		2,000	1,975,000
CenturyLink, Inc., Series W, Sr. Unsec’d. Notes	6.750%	12/01/23		240	243,000
Cincinnati Bell, Inc., Gtd. Notes	8.375%	10/15/20		265	286,863
Cincinnati Bell, Inc., Gtd. Notes	8.750%	03/15/18(a)		553	580,650
Embarq Corp., Sr. Unsec’d. Notes	7.995%	06/01/36		2,214	2,241,542
Frontier Communications Corp., Sr. Unsec’d. Notes	7.125%	01/15/23		950	938,125
Frontier Communications Corp., Sr. Unsec’d. Notes	7.625%	04/15/24(a)		427	425,932
Frontier Communications Corp., Sr. Unsec’d. Notes	8.125%	10/01/18		2,000	2,285,000
Frontier Communications Corp., Sr. Unsec’d. Notes	8.500%	04/15/20(a)		1,295	1,450,400
Frontier Communications Corp., Sr. Unsec’d. Notes	8.750%	04/15/22		180	199,800
Frontier Communications Corp., Sr. Unsec’d. Notes	9.250%	07/01/21		870	1,002,675

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Wirelines (continued)
Level 3 Communications, Inc., Sr. Unsec’d. Notes	11.875%		02/01/19	$4,828	$5,552,200
Level 3 Financing, Inc., Gtd. Notes	7.000%		06/01/20(a)	1,425	1,510,500
Level 3 Financing, Inc., Gtd. Notes	8.125%		07/01/19(a)	903	988,785
Level 3 Financing, Inc., Gtd. Notes	8.625%		07/15/20	2,136	2,392,320
Level 3 Financing, Inc., Gtd. Notes	9.375%		04/01/19	1,050	1,174,687
Level 3 Financing, Inc., Gtd. Notes, 144A	3.846%	(c)	01/15/18	185	186,156
Level 3 Financing, Inc., Gtd. Notes, 144A	6.125%		01/15/21	525	530,250
PAETEC Holding Corp., Gtd. Notes	9.875%		12/01/18	160	178,800
Qwest Capital Funding, Inc., Gtd. Notes	6.875%		07/15/28	222	203,685
Qwest Capital Funding, Inc., Gtd. Notes	7.750%		02/15/31	804	769,830
Qwest Corp., Sr. Unsec’d. Notes	7.250%		09/15/25	650	692,227
tw telecom holdings, Inc., Gtd. Notes, 144A	5.375%		10/01/22	118	115,935
tw telecom holdings, Inc., Gtd. Notes, 144A	6.375%		09/01/23	166	172,640
Windstream Corp., Gtd. Notes	6.375%		08/01/23(a)	2,004	1,873,740
Windstream Corp., Gtd. Notes	7.500%		04/01/23	1,485	1,492,425
Windstream Corp., Gtd. Notes	7.750%		10/15/20(a)	935	992,269
Windstream Corp., Gtd. Notes	7.750%		10/01/21(a)	1,075	1,139,500
Windstream Corp., Gtd. Notes	7.875%		11/01/17(a)	1,100	1,256,750
Zayo Group LLC/Zayo Capital, Inc., Gtd. Notes	10.125%		07/01/20(a)	1,365	1,573,163
Zayo Group LLC/Zayo Capital, Inc., Sr. Sec’d. Notes	8.125%		01/01/20	125	136,875

					36,401,724

TOTAL CORPORATE BONDS (cost $1,376,714,648)					1,415,360,025

				Shares
COMMON STOCKS — 0.3%
Automobiles
General Motors Co.*				15,796	645,599

Independent Power Producers & Energy Traders — 0.1%
Dynegy, Inc.*(a)				70,000	1,506,400

Paper & Forest Products — 0.2%
Newpage Holdings, Inc.*				31,000	2,702,890

Transportation Infrastructure
General Maritime Corp.*				712	10,267

TOTAL COMMON STOCKS (cost $5,581,219)					4,865,156

PREFERRED STOCKS — 0.6%
Commercial Services & Supplies
Carriage Services Capital Trust, 7.000%				3,300	162,422

Consumer Finance — 0.1%
Ally Financial, Inc., Series G, 7.000%				1,470	1,411,338

Diversified Financial Services — 0.1%
Citigroup Capital XIII, 7.875%				80,000	2,180,000

Insurance — 0.2%
Hartford Financial Services Group, Inc., 7.875%				17,200	492,952

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

PREFERRED STOCKS (continued)	Shares	Value (Note 2)

Insurance (continued)
XLIT Ltd. (Ireland), Series D, 3.364%	2,550	$2,187,422

		2,680,374

Metals & Mining — 0.1%
ArcelorMittal (Luxembourg), Series MTUS, CVT, 6.000%	37,500	975,000

Office Electronics — 0.1%
Pitney Bowes International Holdings, Inc., Series F, 6.125%	1,000	1,045,063

TOTAL PREFERRED STOCKS (cost $7,799,290)		8,454,197

	Units

WARRANTS*
Oil, Gas & Consumable Fuels
SemGroup Corp. (Class A Stock), expiring 11/30/14	6,958	279,969

Specialty Retail
Neebo, Inc. (Class A Stock), expiring 06/20/19	2,792	—
Neebo, Inc. (Class B Stock), expiring 06/29/19	5,983	—

		—

Transportation Infrastructure
General Maritime Corp., expiring 05/17/17	1,101	—

TOTAL WARRANTS (cost $0)		279,969

TOTAL LONG-TERM INVESTMENTS (cost $1,458,684,717)		1,495,467,415

	Shares

SHORT-TERM INVESTMENT — 24.4%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $381,753,359; includes $335,047,807 of cash collateral for securities on loan)(b)(w)(Note 4)	381,753,359	381,753,359

TOTAL INVESTMENTS — 120.1% (cost $1,840,438,076)		1,877,220,774
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (20.1)%		(313,705,721)

NET ASSETS — 100.0%		$1,563,515,053

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
CDX	Credit Derivatives Index
CVT	Convertible Security
PIK	Payment-in-Kind
CAD	Canadian Dollar
EUR	Euro

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $327,519,988; cash collateral of $335,047,807 (included with liabilities) was received with which the Portfolio purchased highly liquid

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2013.

(f)	Indicates a restricted security; the aggregate cost of such securities is $48,736,285. The aggregate value of $52,794,095 is approximately 3.4% of net assets.

(g)	Indicates a security that has been deemed illiquid.

(i)	Represents issuer in default on interest payments. Non-income producing security.

(r)	Less than $500 par.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at December 31, 2013:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Canadian Dollar, Expiring 01/22/14	Citibank	CAD	460	$434,822	$433,137	$1,685
Euro, Expiring 01/22/14	HSBC	EUR	402	553,019	553,025	(6)

				$987,841	$986,162	$1,679

Credit default swap agreements outstanding at December 31, 2013:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)(2)#	Fair Value(3)	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on credit indices – Sell Protection(1):
Dow Jones CDX NA HY-19 V1 Index	12/20/17	5.000%	$15,000	$1,522,984	$(32,106)	$1,555,090	Goldman Sachs & Co.
Dow Jones CDX NA HY-19 V1 Index	12/20/17	5.000%	5,750	583,811	(53,418)	637,229	Goldman Sachs & Co.

				$2,106,795	$(85,524)	$2,192,319

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(2)	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation
Exchange-traded credit default swap on credit indices – Sell Protection(1):
Dow Jones CDX.NA.HY.21.V1 Index	12/20/18	5.000%	$15,000	$1,054,904	$1,302,348	$247,444

The Portfolio entered into credit default swap agreements on credit indices as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active short position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The fair value of credit default swap agreements on credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Bank Loans	$—	$66,508,068	$—
Corporate Bonds	—	1,406,480,560	8,879,465
Common Stocks	2,151,999	—	2,713,157
Preferred Stocks	8,454,197	—	—
Warrants	279,969	—	—
Affiliated Money Market Mutual Fund	381,753,359	—	—
Other Financial Instruments*
Foreign Forward Currency Contracts	—	1,679	—
Credit Default Swaps	247,444	2,192,319	—

Total	$392,886,968	$1,475,182,626	$11,592,622

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

Affiliated Money Market Mutual Fund (21.4% represents investments purchased with collateral from securities on loan)	24.4%
Technology	9.9
Healthcare & Pharmaceutical	7.6
Independent Energy	5.7
Metals & Mining	5.3
Media – Non Cable	5.1
Gaming	4.9
Wireless	4.6
Building Materials & Construction	3.7
Media – Cable	3.7
Electric	3.5
Chemicals	3.1
Packaging	2.8
Retailers	2.8
Food & Beverage	2.8
Automotive	2.4
Wirelines	2.3
Oil & Field Services	2.3
Other Industrials	2.2
Banking	1.9
Non-Captive – Diversified	1.9
Construction Machinery	1.7
Entertainment	1.5
Gas Pipelines	1.5
Aerospace/Defense	1.3
Transportation Services	1.3
Consumer Services	1.0

Diversified Manufacturing	1.0%
Supermarkets	0.8
Restaurants	0.7
Real Estate Investment Trusts (REITs)	0.6
Consumer Products	0.6
Other Financial Institutions	0.5
Property & Casualty Insurance	0.5
Airlines	0.5
Lodging	0.4
Environmental	0.4
Life Insurance	0.3
Brokerage	0.3
Refining	0.3
Foreign Agency	0.3
Paper	0.2
Non-Captive – Consumer	0.2
Tobacco	0.2
Paper & Forest Products	0.2
Textile	0.2
Insurance	0.2
Diversified Financial Services	0.1
Gas Distributors	0.1
Independent Power Producers & Energy Traders	0.1
Consumer Finance	0.1
Office Electronics	0.1

120.1
Liabilities in excess of other assets	(20.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	$1,685		Unrealized depreciation on foreign currency forward contracts	$6
Credit contracts	Unrealized appreciation on over-the-counter swap agreements	2,192,319		Premiums received for swap agreements	85,524
Credit contracts	Due from broker-variation margin	247,444	*	—	—
Equity contracts	Unaffiliated investments	279,969		—	—

Total		$2,721,417			$85,530

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value		Forward Currency Contracts(1)	Swaps	Total
Credit contracts		$—	$2,107,993	$2,107,993
Foreign exchange contracts		14,056	—	14,056

Total		$14,056	$2,107,993	$2,122,049

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(2)	Swaps	Forward Currency Contracts(3)	Total
Credit contracts	$—	$2,099,722	$—	$2,099,722
Foreign exchange contracts	—	—	21,137	21,137
Equity contracts	125,247	—	—	125,247

Total	$125,247	$2,099,722	$21,137	$2,246,106

(1)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2013, the Portfolio’s average volume of derivative activities is as follows:

Forward Foreign Currency Exchange Purchase Contracts(1)	Forward Foreign Currency Exchange Sale Contracts(2)	Credit Default Swap Agreements - Sell Protection(3)
$44,869	$1,195,097	$26,450,000

(1)	Value at Settlement Date Payable.

(2)	Value at Settlement Date Receivable.

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

(3)	Notional Amount.

The Portfolio invested in financial instruments and derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument and derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$327,519,988	$—	$—	$327,519,988
Exchange-traded and cleared derivatives	42,584	—	—	42,584
Over-the-counter derivatives*	2,194,004	—	—	2,194,004

Liabilities:				329,756,576

Over-the-counter derivatives*	(6)	—	—	(6)

Collateral Amount Pledged/(Received):
Securities on loan				(327,519,988)
Over-the-counter derivatives				(1,760,000)

Net Amount				$476,582

*	Over-the-counter derivatives may consist of forward foreign currency exchange contracts, options contracts and swap agreements. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation) by counterparty, see the Schedule of Investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST HIGH YIELD PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $327,519,988:
Unaffiliated investments (cost $1,458,684,717)	$1,495,467,415
Affiliated investments (cost $381,753,359)	381,753,359
Cash	460,279
Foreign currency, at value (cost $140,279)	141,464
Deposit with broker	707,547
Dividends and interest receivable	25,758,878
Unrealized appreciation on over-the-counter swap agreements	2,192,319
Receivable for fund share sold	1,033,216
Receivable for investments sold	187,780
Due from broker-variation margin	42,584
Unrealized appreciation on foreign currency forward contracts	1,685
Prepaid expenses	11,632

Total Assets	1,907,758,158

LIABILITIES:
Payable to broker for collateral for securities on loan	335,047,807
Payable for investments purchased	8,509,694
Advisory fees payable	408,917
Accrued expenses and other liabilities	143,193
Premiums received for swap agreements	85,524
Payable for fund share repurchased	26,138
Distribution fee payable	21,409
Affiliated transfer agent fee payable	417
Unrealized depreciation on foreign currency forward contracts	6

Total Liabilities	344,243,105

NET ASSETS	$1,563,515,053

Net assets were comprised of:
Paid-in capital	$1,436,162,621
Retained earnings	127,352,432

Net assets, December 31, 2013	$1,563,515,053

Net asset value and redemption price per share, $1,563,515,053 / 190,508,184 outstanding shares of beneficial interest	$8.21

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Interest income	$102,046,811
Affiliated income from securities lending, net	643,286
Unaffiliated dividend income (net of $1,348 foreign withholding tax)	619,334
Affiliated dividend income	82,150

103,391,581

EXPENSES
Advisory fees	10,978,599
Distribution fee (Note 4)	1,278,561
Custodian and accounting fees	415,000
Shareholder servicing fees and expenses (Note 4)	235,889
Audit fee	37,000
Trustees’ fees	25,000
Insurance expenses	18,000
Legal fees and expenses	12,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	8,000
Shareholders’ reports	5,000
Commitment fee on syndicated credit agreement	3,000
Loan interest expense (Note 7)	610
Miscellaneous	10,303

Total expenses	13,026,962
Less: advisory fee waivers and/or expense reimbursement	(1,436,252)
Less: shareholder servicing fee waiver	(66,479)

Net expenses	11,524,231

NET INVESTMENT INCOME	91,867,350

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	24,981,063
Swap agreements transactions	2,107,993
Foreign currency transactions	(16,007)

27,073,049

Net change in unrealized appreciation (depreciation) on:
Investments	(17,596,422)
Swap agreements	2,099,722
Foreign currencies	21,571

(15,475,129)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	11,597,920

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$103,465,270

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$91,867,350	$98,664,792
Net realized gain on investment and foreign currency transactions	27,073,049	9,776,284
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(15,475,129)	84,544,246

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	103,465,270	192,985,322

DISTRIBUTIONS	—	(90,098,548)

FUND SHARE TRANSACTIONS:
Fund share sold [44,700,904 and 101,891,076 shares, respectively]	355,319,017	752,152,335
Fund share issued in reinvestment of distributions [0 and 12,834,551 shares, respectively]	—	90,098,548
Fund share repurchased [63,688,095 and 90,840,850 shares, respectively]	(500,940,383)	(677,152,654)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(145,621,366)	165,098,229

TOTAL INCREASE (DECREASE) IN NET ASSETS	(42,156,096)	267,985,003
NET ASSETS:
Beginning of year	1,605,671,149	1,337,686,146

End of year	$1,563,515,053	$1,605,671,149

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 113.9% ASSET-BACKED SECURITIES — 15.2%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Non-Residential Mortgage-Backed Securities — 13.0%
Ally Auto Receivables Trust, Series 2012-1, Class A3	0.930%		02/16/16	$3,508	$3,517,562
Ally Auto Receivables Trust, Series 2012-2, Class A3	0.740%		04/15/16	3,959	3,965,722
Ally Auto Receivables Trust, Series 2012-SN1, Class A2	0.510%		12/22/14	2,512	2,512,351
Ally Auto Receivables Trust, Series 2013-2, Class A2A	0.540%		07/15/16	2,752	2,752,083
Ally Auto Receivables Trust, Series 2013-SN1, Class A2	0.520%		05/20/15	3,238	3,237,645
American Express Credit Account Master Trust, Series 2007-2, Class A	0.217%	(c)	09/15/16	7,700	7,698,429
American Express Credit Account Master Trust, Series 2009-2, Class A	1.418%	(c)	03/15/17	6,966	7,018,224
AmeriCredit Automobile Receivables Trust, Series 2011-4, Class A3	1.170%		05/09/16	1,816	1,818,418
AmeriCredit Automobile Receivables Trust, Series 2012-1, Class A2	0.910%		10/08/15	281	280,844
AmeriCredit Automobile Receivables Trust, Series 2012-3, Class A2	0.710%		12/08/15	780	780,617
AmeriCredit Automobile Receivables Trust, Series 2012-4, Class A2	0.490%		04/08/16	4,961	4,959,170
AmeriCredit Automobile Receivables Trust, Series 2013-1, Class A2	0.490%		06/08/16	3,066	3,064,674
AmeriCredit Automobile Receivables Trust, Series 2013-3, Class A2	0.680%		10/11/16	2,730	2,731,149
AmeriCredit Automobile Receivables Trust, Series 2013-4, Class A2	0.740%		11/08/16	2,660	2,662,593
AmeriCredit Automobile Receivables Trust, Series 2013-5, Class A2A	0.650%		03/08/17	2,885	2,886,131
BA Credit Card Trust, Series 2007-A10, Class A10	0.238%	(c)	12/15/16	8,000	7,999,568
BA Credit Card Trust, Series 2007-A6, Class A6	0.227%	(c)	09/15/16	4,350	4,349,622
Bank One Issuance Trust, Series 2004-A3, Class A3	0.337%	(c)	02/15/17	2,345	2,346,032
Capital Auto Receivables Asset Trust, Series 2013-1, Class A1	0.470%		03/20/15	5,185	5,183,092
Capital One Multi-Asset Execution Trust, Series 2004-A1, Class A1	0.377%	(c)	12/15/16	2,735	2,735,484
CarMax Auto Owner Trust, Series 2011-1, Class A3	1.290%		09/15/15	525	524,996
CarMax Auto Owner Trust, Series 2012-2, Class A2	0.640%		05/15/15	259	259,037
CarMax Auto Owner Trust, Series 2012-3, Class A2	0.430%		09/15/15	3,807	3,806,555
CarMax Auto Owner Trust, Series 2013-4, Class A2	0.520%		11/15/16	8,660	8,661,143
Chase Issuance Trust, Series 2012-A1, Class A1	0.268%	(c)	05/16/16	10,900	10,899,597
Citibank Credit Card Issuance Trust, Series 2009-A4, Class A4	4.900%		06/23/16	9,189	9,386,095
Citibank Omni Master Trust, Series 2009-A14A, Class A14, 144A	2.922%	(c)	08/15/18	8,500	8,628,393
Discover Card Execution Note Trust, Series 2011-A3, Class A	0.377%	(c)	03/15/17	5,700	5,701,630
Discover Card Execution Note Trust, Series 2012-A2, Class A2	0.317%	(c)	10/17/16	5,135	5,136,047

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Non-Residential Mortgage-Backed Securities (continued)
Discover Card Master Trust, Series 2011-A1, Class A1	0.517%	(c)	08/15/16	$10,160	$10,163,729
Discover Card Master Trust, Series 2012-B3, Class B3	0.617%	(c)	05/15/18	3,650	3,642,828
Discover Card Master Trust I, Series 2007-2, Class A	0.247%	(c)	09/15/16	5,310	5,308,540
Dryrock Issuance Trust, Series 2012-1, Class A	0.317%	(c)	08/15/17	3,250	3,247,563
Dryrock Issuance Trust, Series 2012-2, Class A	0.640%		08/15/18	3,000	2,991,906
GE Capital Credit Card Master Note Trust, Series 2011-1, Class A	0.717%	(c)	01/15/17	2,660	2,660,465
Honda Auto Receivables Owner Trust, Series 2012-1, Class A3	0.770%		01/15/16	3,642	3,650,730
Honda Auto Receivables Owner Trust, Series 2013-4, Class A3	0.690%		09/18/17	5,699	5,703,434
Huntington Auto Trust, Series 2012-2, Class A2	0.380%		09/15/15	1,730	1,730,281
Hyundai Auto Lease Securitization Trust, Series 2012-A, Class A2, 144A	0.680%		01/15/15	71	70,981
Hyundai Auto Receivables Trust, Series 2013-C, Class A2	0.570%		06/15/16	3,885	3,889,378
Illinois Student Assistance Commission, Series 2010-1, Class A2	1.288%	(c)	04/25/22	1,409	1,425,151
M&T Bank Auto Receivables Trust, Series 2013-1A, Class A2, 144A	0.660%		02/16/16	4,090	4,093,759
Nissan Auto Lease Trust, Series 2011-B, Class A3	0.920%		02/16/15	237	236,948
Santander Drive Auto Receivables Trust, Series 2012-2, Class A2	0.910%		05/15/15	6	5,610
Santander Drive Auto Receivables Trust, Series 2012-4, Class A2	0.790%		08/17/15	360	359,983
Santander Drive Auto Receivables Trust, Series 2012-4, Class A3	1.040%		08/15/16	3,120	3,126,886
Santander Drive Auto Receivables Trust, Series 2012-AA, Class A2, 144A	0.550%		02/16/16	3,553	3,553,629
Santander Drive Auto Receivables Trust, Series 2013-1, Class A2	0.480%		02/16/16	1,860	1,859,684
Santander Drive Auto Receivables Trust, Series 2013-2, Class A2	0.470%		03/15/16	1,843	1,843,096
Santander Drive Auto Receivables Trust, Series 2013-3, Class A2	0.550%		09/15/16	3,750	3,749,025
SLM Student Loan Trust, Series 2010-A, Class 2A, 144A	3.417%	(c)	05/16/44	4,218	4,470,564
SLM Student Loan Trust, Series 2010-C, Class A1, 144A	1.818%	(c)	12/15/17	141	141,162
SLM Student Loan Trust, Series 2011-1, Class A1	0.686%	(c)	03/25/26	820	820,257
SLM Student Loan Trust, Series 2012-C, Class A1, 144A	1.268%	(c)	08/15/23	3,181	3,199,245
Toyota Auto Receivables Owner Trust, Series 2013-B, Class A2	0.480%		02/15/16	3,515	3,517,844
World Omni Auto Receivables Trust, Series 2013-B, Class A2	0.480%		11/15/16	5,198	5,197,948

					206,163,529

Residential Mortgage-Backed Securities — 2.2%
HLSS Servicer Advance Receivables Backed Notes, Series 2012-T2, Class B2, 144A	2.480%		10/15/45(g)	1,420	1,432,922

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Residential Mortgage-Backed Securities (continued)
HLSS Servicer Advance Receivables Backed Notes, Series 2012-T2, Class D2, 144A	4.940%		10/15/45(g)	$590	$604,927
HLSS Servicer Advance Receivables Backed Notes, Series 2013-T1, Class B2, 144A	1.744%		01/16/46(g)	2,600	2,603,380
HLSS Servicer Advance Receivables Backed Notes, Series 2013-T2, Class B2, 144A	1.495%		05/16/44	2,500	2,490,750
HLSS Servicer Advance Receivables Backed Notes, Series 2013-T2, Class C2, 144A	1.843%		05/16/44	2,250	2,244,825
HLSS Servicer Advance Receivables Backed Notes, Series 2013-T3, Class A3, 144A	1.793%		05/15/46	2,000	1,956,800
HLSS Servicer Advance Receivables Backed Notes, Series 2013-T5, Class AT5, 144A	1.979%		08/15/46(g)	5,200	5,202,600
HLSS Servicer Advance Receivables Backed Notes, Series 2013-T6, Class AT6, 144A	1.287%		09/15/44(g)	3,275	3,273,035
HLSS Servicer Advance Receivables Backed Notes, Series 2013-T7, Class A7, 144A	1.790%		11/15/46(g)	1,500	1,497,450
HLSS Servicer Advance Receivables Backed Notes, Series 2013-T7, Class B7, 144A	2.229%		11/15/46(g)	4,150	4,142,945
Nationstar Mortgage Advance Receivable Trust, Series 2013-T1A, Class A1, 144A	1.080%		06/20/44(g)	2,750	2,748,255
Nationstar Mortgage Advance Receivable Trust, Series 2013-T1A, Class B1, 144A	1.379%		06/20/44(g)	1,100	1,099,302
Nationstar Mortgage Advance Receivable Trust, Series 2013-T1A, Class C1, 144A	1.594%		06/20/44(g)	850	848,929
Nationstar Mortgage Advance Receivable Trust, Series 2013-T3, Class A3, 144A	2.438%		06/20/48(g)	2,750	2,720,869
Structured Asset Securities Corp., Series 2005-WF1, Class A3	0.826%	(c)	02/25/35(g)	2,132	2,058,446

					34,925,435

TOTAL ASSET-BACKED SECURITIES (cost $241,296,768)					241,088,964

COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.8%
Commercial Mortgage Pass-Through Certificates, Series 2006-C8, Class AM	5.347%		12/10/46	4,010	4,380,416
Commercial Mortgage Pass-Through Certificates, Series 2007-FL14, Class AJ, 144A	0.354%	(c)	06/15/22(g)	1,791	1,771,307
Commercial Mortgage Pass-Through Certificates, Series 2013-LC13, Class A2	3.009%		08/10/46	9,580	9,835,029
Commercial Mortgage Pass-Through Certificates, Series 2013-LC6, Class AM	3.282%		01/10/46	5,290	4,990,015
Fannie Mae-Aces, Series 2013-M14, Class A	1.700%		08/25/18	4,495	4,459,465
FHLMC Multifamily Structured Pass-Through Certificates, Series K035, Class A1	2.615%		03/25/23	4,140	4,149,005
FHLMC Multifamily Structured Pass-Through Certificates, Series K035, Class A2	3.458%		08/25/23	3,910	3,885,484
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2	5.381%		03/10/39	662	676,619
GS Mortgage Securities Corp. II, Series 2012-GCJ9, Class A3	2.773%		11/10/45	4,835	4,499,997
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A2	5.798%	(c)	06/15/49	2,007	2,022,677
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2009-RR1, Class A4B, 144A	5.707%	(c)	03/18/51	5,285	5,630,692
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2013-C10, Class AS	3.372%		12/15/47	4,250	4,042,273

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class B, 144A	4.365%	(c)	08/10/49	$3,600	$3,554,878
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class AM	5.795%	(c)	07/15/45	5,670	6,177,652
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A3	5.246%		12/15/43	870	875,151

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $60,674,510)					60,950,660

CORPORATE BONDS — 26.1%
Advertising — 0.1%
Interpublic Group of Cos., Inc. (The), Sr. Unsec’d. Notes	4.000%		03/15/22	2,296	2,197,235

Aerospace & Defense — 0.1%
Embraer SA (Brazil), Sr. Unsec’d. Notes	5.150%		06/15/22	1,400	1,400,000

Agriculture — 0.5%
Altria Group, Inc., Gtd. Notes	9.950%		11/10/38	1,921	2,930,295
Lorillard Tobacco Co., Gtd. Notes	8.125%		06/23/19(a)	2,696	3,284,122
Lorillard Tobacco Co., Gtd. Notes	8.125%		05/01/40(a)	1,955	2,354,195

					8,568,612

Automobile Manufacturers — 0.2%
Kia Motors Corp. (South Korea), Sr. Unsec’d. Notes, 144A	3.625%		06/14/16	2,180	2,276,711

Banking — 4.2%
Banco Nacional de Costa Rica (Costa Rica), Sr. Unsec’d. Notes, 144A	6.250%		11/01/23	770	744,975
Bank of America Corp., Sr. Unsec’d. Notes	5.625%		07/01/20	700	799,899
Bank of America Corp., Sr. Unsec’d. Notes	5.875%		01/05/21	740	850,546
Bank of America Corp., Sr. Unsec’d. Notes	7.625%		06/01/19	4,110	5,097,744
BBVA Banco Continental SA (Peru), Sr. Unsec’d. Notes, 144A	5.000%		08/26/22(a)	1,200	1,200,000
Cie de Financement Foncier SA (France), Covered Bonds, 144A	0.992%	(c)	04/17/14	5,000	5,006,685
DNB Boligkreditt A/S (Norway), Covered Bonds, 144A	2.100%		10/14/16(a)	6,630	6,799,065
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	3.750%		10/20/16	2,000	2,123,702
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.250%		07/27/21	1,758	1,924,732
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%		01/24/22	6,430	7,238,174
Goldman Sachs Group, Inc. (The), Sub. Notes	5.950%		01/15/27	2,028	2,153,685
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.350%		08/15/21	5,516	5,813,423
Lloyds Bank PLC (United Kingdom), Bank Gtd. Notes, 144A	6.500%		09/14/20	2,482	2,821,389
Macquarie Bank Ltd. (Australia), Sub. Notes, 144A	6.625%		04/07/21	2,760	3,052,392
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.500%		07/28/21	562	628,011
Morgan Stanley, Sr. Unsec’d. Notes, MTN	6.000%		04/28/15	1,350	1,437,796
Morgan Stanley, Sub. Notes	5.000%		11/24/25	2,110	2,116,309
Morgan Stanley, Sub. Notes, MTN	4.100%		05/22/23(a)	465	450,004
Santander UK PLC (United Kingdom), Sub. Notes, 144A	5.000%		11/07/23(a)	3,300	3,312,276

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Banking (continued)
SVB Financial Group, Sr. Unsec’d. Notes	5.375%	09/15/20(a)	$3,415	$3,760,916
Turkiye Halk Bankasi AS (Turkey), Sr. Unsec’d. Notes, 144A	3.875%	02/05/20	1,550	1,356,095
Wells Fargo & Co., Sub. Notes	3.450%	02/13/23	7,786	7,361,157

				66,048,975

Beverages — 0.7%
Corp Lindley SA (Peru), Sr. Unsec’d. Notes, 144A	4.625%	04/12/23	2,150	1,983,375
Embotelladora Andina SA (Chile), Sr. Unsec’d. Notes, 144A	5.000%	10/01/23	5,750	5,769,033
Fomento Economico Mexicano SAB De CV (Mexico), Sr. Unsec’d. Notes	2.875%	05/10/23	1,000	883,661
Pernod-Ricard SA (France), Sr. Unsec’d. Notes, 144A	5.750%	04/07/21	2,700	2,976,118

				11,612,187

Biotechnology — 0.3%
Amgen, Inc., Sr. Unsec’d. Notes	6.400%	02/01/39	3,009	3,444,595
Life Technologies Corp., Sr. Unsec’d. Notes	6.000%	03/01/20	1,100	1,263,923

				4,708,518

Building Materials — 0.1%
Owens Corning, Gtd. Notes	9.000%	06/15/19	1,351	1,667,913

Chemicals — 0.9%
CF Industries, Inc., Gtd. Notes	7.125%	05/01/20	4,366	5,117,581
Methanex Corp. (Canada), Sr. Unsec’d. Notes	5.250%	03/01/22	4,058	4,296,176
Montell Finance Co. BV (Netherlands), Gtd. Notes, 144A	8.100%	03/15/27(a)	2,839	3,584,774
Mosaic Global Holdings, Inc., Gtd. Notes	7.300%	01/15/28	92	108,985
NewMarket Corp., Gtd. Notes	4.100%	12/15/22	1,925	1,833,813

				14,941,329

Commercial Banks — 0.5%
PKO Finance AB (Poland), Sr. Unsec’d. Notes, 144A	4.630%	09/26/22	2,500	2,488,750
Zions Bancorporation, Sr. Unsec’d. Notes	4.500%	03/27/17	3,375	3,573,534
Zions Bancorporation, Sr. Unsec’d. Notes	4.500%	06/13/23	2,017	1,966,075

				8,028,359

Commercial Services — 0.3%
Moody’s Corp., Sr. Unsec’d. Notes	4.875%	02/15/24(a)	1,250	1,248,867
Total System Services Inc, Sr. Unsec’d. Notes	3.750%	06/01/23	1,250	1,155,464
Western Union Co. (The), Sr. Unsec’d. Notes	3.350%	05/22/19	1,500	1,497,317

				3,901,648

Containers & Packaging — 0.2%
Rock-Tenn Co., Gtd. Notes	4.900%	03/01/22(a)	3,199	3,292,948

Diversified Financial Services — 2.6%
Air Lease Corp., Gtd. Notes	4.750%	03/01/20	1,663	1,727,441
Alta Wind Holdings LLC, Pass-Through Certificates, 144A	7.000%	06/30/35	1,435	1,518,451
Credit Suisse AG (Switzerland), Covered Bonds, 144A	1.625%	03/06/15	4,310	4,363,875

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Diversified Financial Services (continued)
FMR LLC, Bonds, 144A	7.570%	06/15/29	$3,325	$4,132,084
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	6.750%	03/15/32	7,551	9,350,441
Hyundai Capital America (South Korea), Gtd. Notes, 144A	3.750%	04/06/16	175	183,291
Hyundai Capital Services, Inc. (South Korea), Sr. Unsec’d. Notes, 144A	4.375%	07/27/16	1,600	1,702,270
Jefferies Group LLC, Sr. Unsec’d. Notes	6.875%	04/15/21	3,077	3,504,795
Lazard Group LLC, Sr. Unsec’d. Notes	4.250%	11/14/20	1,250	1,247,287
Lazard Group LLC, Sr. Unsec’d. Notes	6.850%	06/15/17	850	958,379
Merrill Lynch & Co., Inc., Sub. Notes	5.700%	05/02/17	1,320	1,467,267
NASDAQ OMX Group, Inc. (The), Sr. Unsec’d. Notes	5.250%	01/16/18	1,550	1,677,570
NASDAQ OMX Group, Inc. (The), Sr. Unsec’d. Notes	5.550%	01/15/20	2,436	2,642,602
Raymond James Financial, Inc., Sr. Unsec’d. Notes	8.600%	08/15/19	4,085	5,137,263
Scottrade Financial Services, Inc., Sr. Unsec’d. Notes, 144A	6.125%	07/11/21	1,979	1,954,272

				41,567,288

Diversified Machinery
AGCO Corp., Sr. Unsec’d. Notes	5.875%	12/01/21	481	513,644

Diversified Operations — 0.1%
Votorantim Cimentos SA (Brazil), Gtd. Notes, 144A	7.250%	04/05/41	2,150	2,042,500

Electric — 1.6%
CEZ A/S (Czech Republic), Sr. Unsec’d. Notes, 144A	4.250%	04/03/22	1,600	1,598,314
Duquesne Light Holdings, Inc., Sr. Unsec’d. Notes, 144A	6.400%	09/15/20	2,770	3,168,384
Entergy Corp., Sr. Unsec’d. Notes	5.125%	09/15/20	4,641	4,901,425
Origin Energy Finance Ltd. (Australia), Gtd. Notes, 144A	3.500%	10/09/18	4,175	4,195,616
PPL WEM Holdings PLC, Sr. Unsec’d. Notes, 144A	5.375%	05/01/21	5,614	5,969,321
Public Service Co. of New Mexico, Sr. Unsec’d. Notes	7.950%	05/15/18	3,460	4,112,795
Texas-New Mexico Power Co., First Mortgage, 144A	9.500%	04/01/19	625	801,942

				24,747,797

Electronic Components & Equipment — 0.2%
Energizer Holdings, Inc., Gtd. Notes	4.700%	05/19/21	1,265	1,277,844
PerkinElmer, Inc., Sr. Unsec’d. Notes	5.000%	11/15/21	2,064	2,082,753

				3,360,597

Engineering & Construction — 0.3%
Odebrecht Finance Ltd. (Brazil), Gtd. Notes, 144A	7.125%	06/26/42	2,340	2,161,575
URS Corp, Gtd. Notes, 144A	5.000%	04/01/22	2,655	2,615,050

				4,776,625

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Financial Services — 0.1%
Standard Chartered PLC (United Kingdom), Sub. Notes, 144A	3.950%	01/11/23	$1,450	$1,344,907

Foods — 0.5%
Alicorp SA (Peru), Sr. Unsec’d. Notes, 144A	3.875%	03/20/23	2,950	2,655,000
BRF SA (Brazil), Sr. Unsec’d. Notes, 144A	3.950%	05/22/23	1,000	865,000
Cencosud SA (Chile), Gtd. Notes, 144A	4.875%	01/20/23(a)	2,500	2,332,935
Flowers Foods, Inc., Sr. Unsec’d. Notes	4.375%	04/01/22	838	825,371
Grupo Bimbo SAB de CV (Mexico), Gtd. Notes, 144A	4.875%	06/30/20	1,575	1,629,808

				8,308,114

Healthcare Services — 0.1%
Dignity Health, Unsec’d. Notes	4.500%	11/01/42	1,359	1,097,570

Holding Companies–Diversified — 0.1%
KOC Holding A/S (Turkey), Sr. Unsec’d. Notes, 144A	3.500%	04/24/20	1,000	853,700

Hotels & Motels — 0.1%
Hyatt Hotels Corp., Sr. Unsec’d. Notes, 144A	6.875%	08/15/19	1,958	2,222,156

Household Products/Wares — 0.2%
Tupperware Brands Corp., Gtd. Notes	4.750%	06/01/21	2,818	2,834,043

Insurance — 0.6%
Fidelity National Financial, Inc., Sr. Unsec’d. Notes	6.600%	05/15/17	1,600	1,786,546
Markel Corp., Sr. Unsec’d. Notes	7.125%	09/30/19	3,189	3,797,031
Marsh & McLennan Cos., Inc., Sr. Unsec’d. Notes	9.250%	04/15/19	648	839,459
Willis North America, Inc., Gtd. Notes	7.000%	09/29/19	2,101	2,431,010

				8,854,046

Investment Companies
Oaktree Capital Management LP, Sr. Unsec’d. Notes, 144A	6.750%	12/02/19	583	683,876

Leisure — 0.1%
Carnival PLC (United Kingdom), Gtd. Notes	7.875%	06/01/27	1,925	2,264,770

Manufacturing — 0.6%
Ford Motor Co., Sr. Unsec’d. Notes	6.375%	02/01/29	1,323	1,455,570
Ford Motor Co., Sr. Unsec’d. Notes	7.450%	07/16/31	2,889	3,538,066
Hillenbrand, Inc., Sr. Unsec’d. Notes	5.500%	07/15/20	3,671	3,864,910

				8,858,546

Media — 1.2%
21st Century Fox America, Inc., Gtd. Notes	6.200%	12/15/34	1,713	1,896,231
21st Century Fox America, Inc., Gtd. Notes	6.900%	08/15/39	955	1,138,217
COX Communications, Inc., Sr. Unsec’d. Notes, 144A	8.375%	03/01/39	892	1,081,794
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	5.000%	03/01/21	3,793	3,984,581
Globo Comunicacao e Participacoes SA (Brazil), Sr. Unsec’d. Notes, 144A	4.875%	04/11/22	4,100	4,059,000
Time Warner Cable, Inc., Gtd. Notes	6.550%	05/01/37	3,629	3,358,106

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Media (continued)
Time Warner Cable, Inc., Gtd. Notes	7.300%	07/01/38	$2,622	$2,614,603
Time Warner, Inc., Gtd. Notes	7.625%	04/15/31	1,262	1,597,144

				19,729,676

Metals & Mining — 1.5%
Allegheny Ludlum Corp., Gtd. Notes	6.950%	12/15/25	2,790	2,963,270
Allegheny Technologies, Inc., Sr. Unsec’d. Notes	5.875%	08/15/23	970	979,636
Allegheny Technologies, Inc., Sr. Unsec’d. Notes	9.375%	06/01/19	4,843	5,916,955
Anglo American Capital PLC (United Kingdom), Gtd. Notes, 144A	9.375%	04/08/19(a)	4,499	5,700,683
Barrick Gold Corp. (Canada), Sr. Unsec’d. Notes	4.100%	05/01/23	1,413	1,277,198
Barrick North America Finance LLC (Canada), Gtd. Notes	4.400%	05/30/21	1,575	1,516,482
Samarco Mineracao SA (Brazil), Sr. Unsec’d. Notes, 144A	4.125%	11/01/22	600	540,000
Southern Copper Corp., Sr. Unsec’d. Notes	5.250%	11/08/42	1,525	1,236,740
Valmont Industries, Inc., Gtd. Notes	6.625%	04/20/20	3,871	4,343,142

				24,474,106

Oil & Gas — 2.2%
Cameron International Corp., Sr. Unsec’d. Notes	7.000%	07/15/38	400	483,652
Canadian Oil Sands Ltd. (Canada), Gtd. Notes, 144A	7.750%	05/15/19	3,925	4,705,569
CNOOC Curtis Funding No 1 Pty Ltd. (China), Gtd. Notes, 144A	4.500%	10/03/23	950	942,855
Eni SpA (Italy), Sr. Unsec’d. Notes, 144A	5.700%	10/01/40	6,857	6,668,549
Kerr-McGee Corp., Gtd. Notes	7.125%	10/15/27	1,282	1,443,391
Petrohawk Energy Corp., Gtd. Notes	6.250%	06/01/19	750	826,500
Petrohawk Energy Corp., Gtd. Notes	7.250%	08/15/18	1,733	1,868,174
Petrohawk Energy Corp., Gtd. Notes	7.875%	06/01/15	2,000	2,052,500
Petroleum Co. of Trinidad & Tobago Ltd. (Trinidad & Tobago), Sr. Unsec’d. Notes, 144A	9.750%	08/14/19	400	501,000
Petronas Global Sukuk Ltd. (Malaysia), Gtd. Notes, 144A	4.250%	08/12/14	1,980	2,018,865
Plains Exploration & Production Co., Gtd. Notes	6.750%	02/01/22	3,000	3,304,572
Pride International, Inc., Gtd. Notes	8.500%	06/15/19	1,983	2,500,662
Rowan Cos., Inc., Gtd. Notes	7.875%	08/01/19	3,200	3,843,315
Transocean, Inc., Gtd. Notes	2.500%	10/15/17	749	756,935
Transocean, Inc., Gtd. Notes	6.375%	12/15/21	1,852	2,081,120
Valero Energy Corp., Gtd. Notes	10.500%	03/15/39	886	1,330,573

				35,328,232

Oil Field Equipment & Services — 0.3%
Weatherford International Ltd., Gtd. Notes	9.875%	03/01/39	3,139	4,394,597

Paper & Forest Products — 0.5%
Georgia-Pacific LLC, Sr. Unsec’d. Notes	8.875%	05/15/31	3,650	5,070,000
Plum Creek Timberlands LP, Gtd. Notes	4.700%	03/15/21	2,049	2,124,118

				7,194,118

Pipelines — 1.5%
AK Transneft OJSC Via TransCapitalInvest Ltd. (Russia), Sr. Unsec’d. Notes, 144A	5.670%	03/05/14	1,700	1,712,410
Enbridge Energy Partners LP, Sr. Unsec’d. Notes	9.875%	03/01/19	2,625	3,396,435
Energy Transfer Partners LP, Sr. Unsec’d. Notes	7.500%	07/01/38	748	877,616
Energy Transfer Partners LP, Sr. Unsec’d. Notes	9.000%	04/15/19	2,500	3,159,695

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Pipelines (continued)
Enterprise Products Operating LLC, Gtd. Notes	7.550%	04/15/38	$1,122	$1,418,316
IFM US Colonial Pipeline 2 LLC, Sr. Sec’d. Notes, 144A	6.450%	05/01/21(g)	4,250	4,475,815
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	7.400%	03/15/31	1,200	1,402,033
Ruby Pipeline LLC, Sr. Unsec’d. Notes, 144A	6.000%	04/01/22	1,625	1,705,839
Spectra Energy Capital LLC, Gtd. Notes	5.500%	03/01/14	800	806,229
Tennessee Gas Pipeline Co. LLC, Sr. Unsec’d. Notes	8.375%	06/15/32	1,372	1,769,876
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	8.750%	03/15/32	2,787	3,253,861

				23,978,125

Real Estate Investment Trusts — 1.0%
American Tower Corp., Sr. Unsec’d. Notes	5.050%	09/01/20	3,634	3,842,860
EPR Properties, Gtd. Notes	5.250%	07/15/23	1,320	1,289,515
EPR Properties, Gtd. Notes	7.750%	07/15/20	2,984	3,408,710
Goodman Funding Pty Ltd. (Australia), Gtd. Notes, 144A	6.375%	11/12/20	3,600	3,970,393
Host Hotels & Resorts LP, Sr. Unsec’d. Notes	5.250%	03/15/22	2,567	2,676,005

				15,187,483

Retail — 1.0%
Family Dollar Stores, Inc., Sr. Unsec’d. Notes	5.000%	02/01/21	1,924	1,963,477
QVC, Inc., Sr. Sec’d. Notes, 144A	7.375%	10/15/20	12,450	13,422,221

				15,385,698

Savings & Loan — 0.3%
First Niagara Financial Group, Inc., Sub. Notes	7.250%	12/15/21	4,490	5,191,872

Software — 0.2%
Dun & Bradstreet Corp. (The), Sr. Unsec’d. Notes	4.375%	12/01/22	1,565	1,508,842
Fidelity National Information Services, Inc., Gtd. Notes	5.000%	03/15/22	754	770,023

				2,278,865

Telecommunications — 0.7%
GTE Corp., Gtd. Notes	6.940%	04/15/28	6,863	7,790,431
Juniper Networks, Inc., Sr. Unsec’d. Notes	4.600%	03/15/21	737	747,524
Verizon Communications, Inc., Sr. Unsec’d. Notes	7.750%	12/01/30	2,285	2,918,502

				11,456,457

Transportation — 0.3%
Viterra, Inc. (Canada), Gtd. Notes, 144A	5.950%	08/01/20	4,619	4,905,826

Trucking & Leasing — 0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A	4.875%	07/11/22	1,045	1,072,045

TOTAL CORPORATE BONDS (cost $418,680,432)				413,551,714

FOREIGN GOVERNMENT BONDS — 1.3%
Bermuda Government International Bond (Bermuda), Sr. Unsec’d. Notes, 144A	4.138%	01/03/23	1,000	955,902

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

FOREIGN GOVERNMENT BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	4.250%	01/07/25	$600	$571,500
Commonwealth of the Bahamas (Bahamas), Sr. Unsec’d. Notes, 144A	6.950%	11/20/29	1,650	1,798,500
Government of Aruba (Aruba), Sr. Unsec’d. Notes, 144A	4.625%	09/14/23	1,000	947,500
Government of the Cayman Islands (Cayman Islands), Sr. Unsec’d. Notes, 144A	5.950%	11/24/19	2,000	2,220,000
Korea National Oil Corp. (South Korea), Sr. Unsec’d. Notes, 144A	2.875%	11/09/15	3,050	3,141,247
Korea National Oil Corp. (South Korea), Sr. Unsec’d. Notes, 144A	5.375%	07/30/14	1,960	2,008,867
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	4.300%	04/29/53	600	454,500
Qatar Government International Bond (Qatar), Sr. Unsec’d. Notes, 144A	3.125%	01/20/17(a)	1,200	1,257,000
Republic of Brazil (Brazil), Sr. Unsec’d. Notes	5.625%	01/07/41	500	485,000
Republic of Trinidad & Tobago (Trinidad & Tobago), Unsec’d. Notes, 144A	4.375%	01/16/24	700	718,550
Russian Foreign Bond (Russia), Sr. Unsec’d. Notes, 144A	3.625%	04/29/15	4,300	4,439,750
Russian Foreign Bond (Russia), Sr. Unsec’d. Notes, 144A	4.875%	09/16/23	1,450	1,464,500

TOTAL FOREIGN GOVERNMENT BONDS (cost $20,330,315)				20,462,816

MUNICIPAL BONDS — 1.8%
California — 0.5%
City of San Francisco CA Public Utilities
Commission Water Revenue, Revenue Bonds	6.000%	11/01/40	535	601,736
Metropolitan Water District of Southern California, Revenue Bonds	6.538%	07/01/39	1,650	1,784,706
Metropolitan Water District of Southern California, Revenue Bonds	6.947%	07/01/40	1,575	1,758,188
San Diego County Regional Airport Authority, Revenue Bonds	6.628%	07/01/40	2,750	2,911,453
University of California, Revenue Bonds	6.270%	05/15/31	1,370	1,477,723

				8,533,806

Georgia — 0.1%
Municipal Electric Authority of Georgia, Revenue Bonds	7.055%	04/01/57	1,171	1,184,888

Illinois — 0.2%
City of Chicago IL O’Hare International Airport, Revenue Bonds	6.845%	01/01/38	650	693,147
City of Chicago IL Waterworks, Revenue Bonds	6.742%	11/01/40	2,220	2,463,401

				3,156,548

Massachusetts — 0.1%
University of Massachusetts Building Authority, Revenue Bonds	6.573%	05/01/39	1,100	1,173,678

Nevada — 0.2%
County of Clark NV Airport System Revenue, Revenue Bonds	6.881%	07/01/42	2,750	2,963,235

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

MUNICIPAL BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

New York — 0.1%
New York City Municipal Water Finance Authority, Revenue Bonds	6.124%		06/15/42	$720	$763,351
New York City Municipal Water Finance Authority, Revenue Bonds	6.282%		06/15/42	455	488,351
New York City Municipal Water Finance Authority, Revenue Bonds	6.491%		06/15/42	750	810,173

					2,061,875

Ohio — 0.1%
American Municipal Power, Inc., Revenue Bonds	7.834%		02/15/41	1,000	1,263,450

Tennessee — 0.1%
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Revenue Bonds	6.731%		07/01/43	1,500	1,662,720

Texas — 0.2%
City of Houston TX, General Obligation Ltd.	6.290%		03/01/32	1,100	1,230,361
Dallas Convention Center Hotel Development Corp., Revenue Bonds	7.088%		01/01/42	2,046	2,310,425

					3,540,786

Washington — 0.2%
Metropolitan Washington Airports Authority, Revenue Bonds	7.462%		10/01/46	2,500	2,804,175

TOTAL MUNICIPAL BONDS (cost $29,358,811)					28,345,161

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.4%
Credit Suisse Mortgage Capital Certificates, Series 2013-TH1, Class A1, 144A	2.130%	(c)	02/25/43(g)	1,821	1,646,623
Deutsche Mortgage Securities, Inc., Series 2009-RS2, Class 4A1, 144A	8.418%	(c)	04/26/37(g)	1,431	1,415,791
Fosse Master Issuer PLC (United Kingdom), Series 2012-1A, Class 2A2, 144A	1.666%	(c)	10/18/54	1,402	1,423,368
Granite Master Issuer PLC (United Kingdom), Series 2006-3, Class A3	0.247%	(c)	12/20/54	2,253	2,223,707
Granite Master Issuer PLC (United Kingdom), Series 2006-3, Class A7	0.367%	(c)	12/20/54	2,319	2,293,810
Holmes Master Issuer PLC (United Kingdom), Series 2010-1A, Class A2, 144A	1.668%	(c)	10/15/54	1,576	1,579,864
Sequoia Mortgage Trust, Series 2012-3, Class A1	3.500%	(c)	07/25/42(g)	1,073	1,046,110
Sequoia Mortgage Trust, Series 2012-4, Class A3	2.069%	(c)	09/25/42(g)	3,133	2,884,572
Sequoia Mortgage Trust, Series 2013-1, Class 2A1	1.855%	(c)	02/25/43(g)	1,899	1,620,361
Silverstone Master Issuer PLC (United Kingdom), Series 2011-1A, Class 1A, 144A	1.792%	(c)	01/21/55	2,850	2,870,207
Springleaf Mortgage Loan Trust, Series 2012-3A, Class A, 144A	1.570%	(c)	12/25/59(g)	3,945	3,929,493

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $23,633,991)					22,933,906

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

U.S. GOVERNMENT AGENCY OBLIGATIONS — 30.0%	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Federal Home Loan Mortgage Corp.	2.375%	01/13/22(a)	$46,933	$44,866,305
Federal Home Loan Mortgage Corp.	3.000%	TBA	40,000	40,740,624
Federal Home Loan Mortgage Corp.	3.500%	TBA	32,460	32,206,406
Federal Home Loan Mortgage Corp.	5.000%	09/01/20-06/01/26	13,104	14,085,345
Federal Home Loan Mortgage Corp.	5.500%	11/01/35	2,836	3,099,296
Federal National Mortgage Assoc	3.500%	TBA	69,720	69,257,017
Federal National Mortgage Assoc	4.500%	11/01/18	11,441	12,178,018
Federal National Mortgage Assoc	4.500%	TBA	62,200	65,905,273
Federal National Mortgage Assoc	5.500%	10/01/35-10/01/38	48,367	53,232,179
Federal National Mortgage Assoc	5.500%	TBA	64,850	71,332,464
Government National Mortgage Assoc	4.000%	TBA	64,180	66,689,541
Tennessee Valley Authority	3.500%	12/15/42(a)	4,345	3,425,437

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $477,840,024)				477,017,905

U.S. TREASURY OBLIGATIONS — 34.3%
U.S. Treasury Bonds	3.625%	08/15/43(a)	73,184	69,113,140
U.S. Treasury Notes	0.250%	03/31/14-04/15/16	110,462	110,005,882
U.S. Treasury Notes	0.375%	03/15/15(a)	216,811	217,259,799
U.S. Treasury Notes	0.625%	07/15/14	39,136	39,244,524
U.S. Treasury Notes	1.250%	11/30/18(a)	99,286	97,160,684
U.S. Treasury Notes	1.500%	12/31/18	7,075	6,995,406
U.S. Treasury Notes	2.750%	11/15/23(a)	5,058	4,948,145

TOTAL U.S. TREASURY OBLIGATIONS (cost $547,166,057)				544,727,580

TOTAL LONG-TERM INVESTMENTS (cost $1,818,980,908)				1,809,078,706

			Shares

SHORT-TERM INVESTMENT — 22.1%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $350,501,473; includes $218,764,233 of cash collateral for securities on loan)(b)(w)(Note 4)			350,501,473	350,501,473

TOTAL INVESTMENTS — 136.0% (cost $2,169,482,381)				2,159,580,179
LIABILITIES IN EXCESS OF OTHER ASSETS — (36.0)%				(572,232,674)

NET ASSETS — 100.0%				$1,587,347,505

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
FHLMC	Federal Home Loan Mortgage Corp.
MTN	Medium Term Note
NASDAQ	National Association of Securities Dealers Automated Quotations
SLM	Student Loan Mortgage
TBA	To Be Announced

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $213,582,339; cash collateral of $218,764,233 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2013.
(g)	Indicates a security that has been deemed illiquid.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	$—	$202,915,966	$3,247,563
Residential Mortgage-Backed Securities	—	34,925,435	—
Commercial Mortgage-Backed Securities	—	60,950,660	—
Corporate Bonds	—	413,551,714	—
Foreign Government Bonds	—	20,462,816	—
Municipal Bonds	—	28,345,161	—
Residential Mortgage-Backed Securities	—	22,933,906	—
U.S. Government Agency Obligations	—	477,017,905	—
U.S. Treasury Obligations	—	544,727,580	—
Affiliated Money Market Mutual Fund	350,501,473	—	—

Total	$350,501,473	$1,805,831,143	$3,247,563

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

U.S. Treasury Obligations	34.3%
U.S. Government Agency Obligations	30.0
Affiliated Money Market Mutual Fund (13.8% represents investments purchased with collateral from securities on loan)	22.1
Non-Residential Mortgage-Backed Securities	13.0
Banking	4.2
Commercial Mortgage-Backed Securities	3.8
Residential Mortgage-Backed Securities	3.6
Diversified Financial Services	2.6
Oil & Gas	2.2
Municipal Bonds	1.8
Electric	1.6
Metals & Mining	1.5
Pipelines	1.5
Foreign Government Bonds	1.3
Media	1.2
Retail	1.0
Real Estate Investment Trusts	1.0
Chemicals	0.9
Beverages	0.7
Telecommunications	0.7
Manufacturing	0.6
Insurance	0.6
Agriculture	0.5

Foods	0.5%
Commercial Banks	0.5
Paper & Forest Products	0.5
Savings & Loan	0.3
Transportation	0.3
Engineering & Construction	0.3
Biotechnology	0.3
Oil Field Equipment & Services	0.3
Commercial Services	0.3
Electronic Components & Equipment	0.2
Containers & Packaging	0.2
Household Products/Wares	0.2
Software	0.2
Automobile Manufacturers	0.2
Leisure	0.1
Hotels & Motels	0.1
Advertising	0.1
Diversified Operations	0.1
Building Materials	0.1
Aerospace & Defense	0.1
Financial Services	0.1
Healthcare Services	0.1
Trucking & Leasing	0.1
Holding Companies - Diversified	0.1

136.0
Liabilities in excess of other assets	(36.0)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Portfolio did not hold any derivative instruments as of December 31, 2013, accordingly, no derivative positions were presented in the Statements of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(1)
Equity contracts	$(196,459)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(2)
Equity contracts	$196,818

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in financial instruments during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$213,582,339	$—	$—	$213,582,339

Collateral Amount Pledged/(Received):
Securities on loan				(213,582,339)

Net Amount				$—

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $213,582,339:
Unaffiliated investments (cost $1,818,980,908)	$1,809,078,706
Affiliated investments (cost $350,501,473)	350,501,473
Receivable for investments sold	141,147,578
Dividends and interest receivable	9,191,325
Receivable for fund share sold	7,241,323
Prepaid expenses	22,165

Total Assets	2,317,182,570

LIABILITIES:
Payable for investments purchased	510,569,150
Payable to broker for collateral for securities on loan	218,764,233
Advisory fees payable	278,882
Accrued expenses and other liabilities	111,312
Payable for fund share repurchased	67,155
Payable to custodian	22,276
Distribution fee payable	21,640
Affiliated transfer agent fee payable	417

Total Liabilities	729,835,065

NET ASSETS	$1,587,347,505

Net assets were comprised of:
Paid-in capital	$1,491,973,474
Retained earnings	95,374,031

Net assets, December 31, 2013	$1,587,347,505

Net asset value and redemption price per share, $1,587,347,505 / 140,860,360 outstanding shares of beneficial interest	$11.27

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Interest income	$46,343,435
Affiliated income from securities lending, net	456,862
Affiliated dividend income	353,649

47,153,946

EXPENSES
Advisory fees	18,010,251
Distribution fee (Note 4)	1,939,004
Shareholder servicing fees and expenses (Note 4)	392,772
Custodian and accounting fees	313,000
Trustees’ fees	32,000
Insurance expenses	28,000
Audit fee	26,000
Legal fees and expenses	11,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Shareholders’ reports	6,000
Commitment fee on syndicated credit agreement	3,000
Miscellaneous	10,699

Total expenses	20,780,726
Less: advisory fee waivers and/or expense reimbursement	(5,388,424)
Less: shareholder servicing fee waiver	(129,232)

Net expenses	15,263,070

NET INVESTMENT INCOME	31,890,876

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	(22,516,963)
Short sales transactions	3,194,228

(19,322,735)

Net change in unrealized appreciation (depreciation) on investments	(53,271,267)

NET LOSS ON INVESTMENTS	(72,594,002)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(40,703,126)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$31,890,876	$31,150,278
Net realized gain (loss) on investment and foreign currency transactions	(19,322,735)	62,091,323
Net change in unrealized appreciation (depreciation) on investments	(53,271,267)	32,377,097

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(40,703,126)	125,618,698

DISTRIBUTIONS	—	(81,886,716)

FUND SHARE TRANSACTIONS:
Fund share sold [38,420,215 and 89,522,258 shares, respectively]	436,659,832	1,020,188,579
Fund share issued in reinvestment of distributions [0 and 7,330,950 shares, respectively]	—	81,886,716
Fund share repurchased [118,962,530 and 48,091,632 shares, respectively]	(1,354,176,059)	(551,828,733)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(917,516,227)	550,246,562

TOTAL INCREASE (DECREASE) IN NET ASSETS	(958,219,353)	593,978,544
NET ASSETS:
Beginning of year	2,545,566,858	1,951,588,314

End of year	$1,587,347,505	$2,545,566,858

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST NEUBERGER BERMAN CORE BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 112.0% COMMERCIAL MORTGAGE-BACKED SECURITIES — 8.0%	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Banc of America Commercial Mortgage Trust, Series 2006-4, Class A4	5.634%		07/10/46	$	2,280	$2,471,554
Banc of America Commercial Mortgage Trust, Series 2006-5, Class A4	5.414%		09/10/47		1,539	1,669,870
COMM Mortgage Trust, Series 2013-CR12, Class XA, IO	1.441%	(c)	10/10/46		8,743	807,570
Commercial Mortgage Trust, Series 2007-GG9, Class A4	5.444%		03/10/39		2,000	2,196,888
Commercial Mortgage Trust, Series 2007-GG11, Class A4	5.736%		12/10/49		1,000	1,116,763
Credit Suisse Commercial Mortgage Trust, Series 2006-C4, Class A3	5.467%		09/15/39		927	1,008,619
GS Mortgage Securities Trust, Series 2007-GG10, Class A4	5.799%	(c)	08/10/45		1,000	1,098,068
GS Mortgage Securities Trust, Series 2012-GC6, Class XA, IO, 144A	2.173%	(c)	01/10/45		6,814	813,048
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A4	5.814%	(c)	06/12/43		2,356	2,541,840
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A3	5.336%		05/15/47		2,000	2,189,400
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A4	5.882%	(c)	02/15/51		2,600	2,909,639
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class A4	5.813%	(c)	06/15/49		500	556,159
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class A3	5.420%		01/15/49		2,500	2,742,405
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-7, Class A4	5.737%	(c)	06/12/50		3,000	3,318,117
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A3	5.172%		12/12/49		2,500	2,710,393
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class XA, IO	1.473%	(c)	05/15/46		10,931	872,327
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C13, Class XA, IO	1.256%	(c)	11/15/46		12,700	1,015,886
Morgan Stanley Capital I Trust, Series 2007-IQ13, Class A4	5.364%		03/15/44		1,150	1,266,260
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class XA, IO, 144A	1.884%	(c)	12/10/45		4,943	553,497
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class XA, IO, 144A	1.158%	(c)	03/10/46		12,014	861,296
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A3	5.733%	(c)	06/15/49		3,186	3,525,969
WF-RBS Commercial Mortgage Trust, Series 2012-C9, Class XA, IO, 144A	2.261%	(c)	11/15/45		6,857	842,779
WF-RBS Commercial Mortgage Trust, Series 2013-C11, Class XA, IO, 144A	1.517%	(c)	03/15/45		16,886	1,392,006
WF-RBS Commercial Mortgage Trust, Series 2013-C12, Class XA, IO, 144A	1.524%	(c)	03/15/48		15,880	1,427,351
WF-RBS Commercial Mortgage Trust, Series 2013-C14, Class XA, IO	9.383%	(c)	06/15/46		7,936	467,190

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $40,313,676)						40,374,894

CORPORATE BONDS — 28.4%
Aerospace & Defense — 0.7%
L-3 Communications Corp., Gtd. Notes	3.950%		11/15/16		1,830	1,941,820

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST NEUBERGER BERMAN CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

Aerospace & Defense (continued)
Northrop Grumman Corp., Sr. Unsec’d. Notes	1.750%	06/01/18	$	1,875	$1,829,177

					3,770,997

Airlines — 1.3%
American Airlines 2013-1 Class A Pass-Through Trust, Pass-Through Certificates, 144A	4.000%	01/15/27		1,720	1,664,100
American Airlines 2013-2 Class A Pass-Through Trust, Equipment Trust, 144A	4.950%	07/15/24		2,000	2,085,000
Continental Airlines 2012-2 Class A Pass-Through Trust, Pass-Through Certificates	4.000%	04/29/26		1,300	1,293,500
US Airways 2013-1 Class A Pass-Through Trust, Pass-Through Certificates	3.950%	05/15/27		1,290	1,254,525

					6,297,125

Banking — 4.7%
ABN AMRO Bank NV (Netherlands), Sr. Unsec’d. Notes, 144A	2.500%	10/30/18		1,025	1,022,786
Bank of America Corp., Sr. Unsec’d. Notes	1.500%	10/09/15		2,255	2,277,706
Bank of America Corp., Sr. Unsec’d. Notes	2.600%	01/15/19		1,775	1,782,835
Bank of America Corp., Sr. Unsec’d. Notes, MTN	2.000%	01/11/18		1,290	1,287,712
Bank of America Corp., Sr. Unsec’d. Notes, MTN	3.300%	01/11/23		1,135	1,074,013
BNP Paribas SA (France), Sr. Unsec’d. Notes, MTN	1.250%	12/12/16		2,205	2,206,616
Citigroup, Inc., Sr. Unsec’d. Notes	2.500%	09/26/18		1,770	1,778,933
Citigroup, Inc., Sr. Unsec’d. Notes	2.650%	03/02/15		1,570	1,601,843
Citigroup, Inc., Sr. Unsec’d. Notes	3.875%	10/25/23		2,155	2,118,490
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands), Bank Gtd. Notes	5.750%	12/01/43		1,175	1,245,601
Fifth Third Bancorp, Sub. Notes	4.300%	01/16/24		1,120	1,096,974
Huntington National Bank (The), Sr. Unsec’d. Notes	1.350%	08/02/16		1,205	1,204,555
KeyCorp, Sr. Unsec’d. Notes, MTN	2.300%	12/13/18		965	957,999
Wells Fargo & Co., Sr. Unsec’d. Notes	1.250%	07/20/16		3,065	3,087,736
Wells Fargo & Co., Sub. Notes	5.375%	11/02/43(a)		935	957,446

					23,701,245

Beverages — 1.0%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	3.750%	07/15/42		675	572,461
Coca-Cola Co. (The), Sr. Unsec’d. Notes	3.200%	11/01/23		2,345	2,255,470
Coca-Cola Femsa SAB de CV (Mexico), Gtd. Notes	2.375%	11/26/18		2,390	2,372,343

					5,200,274

Computers — 0.5%
Hewlett-Packard Co., Sr. Unsec’d. Notes	2.650%	06/01/16		1,800	1,854,688
Hewlett-Packard Co., Sr. Unsec’d. Notes	4.650%	12/09/21		805	828,889

					2,683,577

Diversified Financial Services — 2.5%
Air Lease Corp., Sr. Unsec’d. Notes	3.375%	01/15/19		1,700	1,700,000
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	1.700%	05/09/16		1,520	1,537,392
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	3.000%	06/12/17		590	613,198
General Electric Capital Corp., Sr. Sec’d. Notes	1.000%	12/11/15		555	559,446
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	2.300%	04/27/17		2,170	2,230,484

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST NEUBERGER BERMAN CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Diversified Financial Services (continued)
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	3.150%		09/07/22	$	2,230	$2,158,009
Hyundai Capital America (South Korea), Sr. Unsec’d. Notes, 144A	1.875%		08/09/16		1,335	1,339,837
Jefferies Group LLC, Sr. Unsec’d. Notes	5.125%		04/13/18		1,610	1,740,813
Nomura Holdings, Inc. (Japan), Sr. Unsec’d. Notes, MTN	2.000%		09/13/16		555	559,588

						12,438,767

Electric — 1.5%
Dominion Resources, Inc., Sr. Unsec’d. Notes	4.050%		09/15/42		1,450	1,228,514
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	4.000%		10/01/20		3,045	3,043,822
Georgia Power Co., Sr. Unsec’d. Notes	4.300%		03/15/42		1,000	899,610
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	4.450%		04/15/42		1,335	1,252,247
PSEG Power LLC, Gtd. Notes	2.450%		11/15/18		400	394,810
Southern California Edison Co., First Ref. Mortgage	3.900%		03/15/43		565	498,069

						7,317,072

Financial Services — 2.4%
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	2.900%		07/19/18		1,580	1,607,925
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.300%		05/03/15		2,595	2,673,699
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.625%		01/22/23(a)		1,260	1,220,125
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.000%		08/15/17		935	948,421
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.450%		03/01/16		1,490	1,562,779
Morgan Stanley, Sr. Unsec’d. Notes	1.750%		02/25/16		1,470	1,489,735
Morgan Stanley, Sr. Unsec’d. Notes	2.125%		04/25/18(a)		2,595	2,572,618

						12,075,302

Food & Beverage — 0.7%
Fomento Economico Mexicano SAB De CV (Mexico), Sr. Unsec’d. Notes	4.375%		05/10/43		1,000	825,064
Kroger Co. (The), Sr. Unsec’d. Notes	3.300%		01/15/21		1,580	1,569,586
WM Wrigley Jr. Co., Sr. Unsec’d. Notes, 144A	3.375%		10/21/20		1,270	1,255,417

						3,650,067

Healthcare Equipment & Services — 0.2%
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	1.300%		02/01/17		1,080	1,075,307

Home Furnishings — 0.1%
Home Depot, Inc. (The), Sr. Unsec’d. Notes	4.200%		04/01/43		645	587,787

Insurance — 0.5%
Allstate Corp. (The), Sub. Notes	5.750%	(c)	08/15/53		1,470	1,481,025
Berkshire Hathaway Finance Corp., Gtd. Notes	4.300%		05/15/43(a)		1,085	977,156

						2,458,181

Media — 0.7%
21st Century Fox America, Inc., Gtd. Notes, 144A	4.000%		10/01/23		610	602,900
Thomson Reuters Corp. (Canada), Sr. Unsec’d. Notes	1.300%		02/23/17		850	846,251

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST NEUBERGER BERMAN CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

Media (continued)
Thomson Reuters Corp. (Canada), Sr. Unsec’d. Notes	5.650%	11/23/43	$	1,110	$1,130,127
Time Warner, Inc., Gtd. Notes	6.100%	07/15/40		985	1,074,997

					3,654,275

Metals & Mining — 1.9%
Barrick Gold Corp. (Canada), Sr. Unsec’d. Notes, 144A	4.100%	05/01/23		975	881,294
Barrick North America Finance LLC (Canada), Gtd. Notes	5.750%	05/01/43(a)		1,030	926,180
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	3.850%	09/30/23		1,510	1,516,550
Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec’d. Notes	3.875%	03/15/23		2,005	1,896,018
Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec’d. Notes	5.450%	03/15/43		825	789,555
Rio Tinto Finance USA PLC (United Kingdom), Gtd. Notes	1.375%	06/17/16(a)		910	924,172
Samarco Mineracao SA (Brazil), Sr. Unsec’d. Notes, 144A	5.750%	10/24/23		2,505	2,479,950
Vale SA (Brazil), Sr. Unsec’d. Notes	5.625%	09/11/42		340	308,646

					9,722,365

Multimedia — 0.7%
NBCUniversal Media LLC, Gtd. Notes	6.400%	04/30/40		970	1,115,140
Viacom, Inc., Sr. Unsec’d. Notes	5.850%	09/01/43		2,270	2,386,274

					3,501,414

Office Equipment — 0.5%
Xerox Corp., Sr. Unsec’d. Notes	2.750%	03/15/19		2,725	2,700,739

Oil & Gas — 1.6%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	5.950%	09/15/16		2,225	2,478,795
BP Capital Markets PLC (United Kingdom), Gtd. Notes	2.750%	05/10/23		1,445	1,319,424
Devon Energy Corp., Sr. Unsec’d. Notes	2.250%	12/15/18		1,120	1,108,266
Petrobras Global Finance BV (Brazil), Gtd. Notes	3.000%	01/15/19		1,095	1,024,736
Petrobras Global Finance BV (Brazil), Gtd. Notes	4.375%	05/20/23		930	828,530
Sempra Energy, Sr. Unsec’d. Notes	4.050%	12/01/23		890	878,816
Suncor Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.500%	06/15/38(a)		360	419,090

					8,057,657

Pharmaceuticals — 1.3%
AbbVie, Inc., Sr. Unsec’d. Notes	4.400%	11/06/42		590	550,278
Express Scripts Holding Co., Gtd. Notes	2.650%	02/15/17		3,000	3,092,025
Mylan, Inc., Sr. Unsec’d. Notes	1.350%	11/29/16		970	968,222
Mylan, Inc., Sr. Unsec’d. Notes	5.400%	11/29/43		805	811,498
Perrigo Co. PLC, Gtd. Notes, 144A	2.300%	11/08/18		885	873,520

					6,295,543

Pipelines — 1.2%
Energy Transfer Partners LP, Sr. Unsec’d. Notes	6.500%	02/01/42		1,750	1,880,820
Enterprise Products Operating LLC, Gtd. Notes	4.850%	03/15/44		445	418,478
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	2.650%	02/01/19		1,835	1,814,650

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST NEUBERGER BERMAN CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

Pipelines (continued)
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	6.500%	09/01/39	$	500	$548,165
TransCanada PipeLines Ltd. (Canada), Sr. Unsec’d. Notes	3.750%	10/16/23		1,250	1,218,323

					5,880,436

Real Estate — 0.6%
Corporate Office Properties LP, Gtd. Notes	5.250%	02/15/24		1,010	1,025,896
EPR Properties, Gtd. Notes	5.250%	07/15/23		1,870	1,826,812

					2,852,708

Real Estate Investment Trusts — 0.6%
American Tower Corp., Sr. Unsec’d. Notes	3.400%	02/15/19		1,305	1,328,560
Health Care REIT, Inc., Sr. Unsec’d. Notes	2.250%	03/15/18		955	944,163
Ventas Realty LP/Ventas Capital Corp., Gtd. Notes	2.000%	02/15/18		830	815,894

					3,088,617

Retail — 0.5%
CVS Caremark Corp., Sr. Unsec’d. Notes	5.300%	12/05/43		785	811,818
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	2.550%	04/11/23		895	817,737
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	4.000%	04/11/43		1,030	916,682

					2,546,237

Telecommunication Services — 1.3%
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.150%	09/15/23		3,425	3,677,395
Verizon Communications, Inc., Sr. Unsec’d. Notes	6.550%	09/15/43		2,355	2,755,253

					6,432,648

Telecommunications — 0.7%
Qwest Corp., Sr. Unsec’d. Notes	6.750%	12/01/21		3,260	3,569,583

Tobacco — 0.7%
Altria Group, Inc., Gtd. Notes	5.375%	01/31/44		1,450	1,456,004
Philip Morris International, Inc., Sr. Unsec’d. Notes	4.875%	11/15/43		1,850	1,832,666

					3,288,670

TOTAL CORPORATE BONDS (cost $144,008,452)					142,846,593

U.S. GOVERNMENT AGENCY OBLIGATIONS — 37.3%
Federal Farm Credit Bank	1.460%	11/19/19		2,695	2,526,934
Federal Home Loan Bank	5.500%	07/15/36		2,515	2,909,445
Federal Home Loan Mortgage Corp.	3.500%	03/01/42-08/01/43		8,989	8,930,929
Federal Home Loan Mortgage Corp.	3.500%	TBA		18,580	18,434,844
Federal Home Loan Mortgage Corp.	4.000%	09/01/40-10/01/43		12,514	12,864,817
Federal Home Loan Mortgage Corp.	4.000%	TBA		12,500	12,836,914
Federal Home Loan Mortgage Corp.	4.500%	11/01/39-02/01/41		4,743	5,022,608
Federal Home Loan Mortgage Corp.	4.500%	TBA		2,075	2,195,528
Federal Home Loan Mortgage Corp.	5.000%	04/01/40-12/01/41		4,163	4,495,282
Federal Home Loan Mortgage Corp.	5.500%	03/01/28-05/01/40		3,820	4,170,430

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST NEUBERGER BERMAN CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

Federal Home Loan Mortgage Corp.	6.000%	09/01/27-05/01/40	$	2,443	$2,694,869
Federal National Mortgage Assoc	1.500%	10/23/19		1,740	1,661,928
Federal National Mortgage Assoc	1.550%	10/29/19		6,000	5,679,636
Federal National Mortgage Assoc	1.600%	12/24/20		4,425	4,089,129
Federal National Mortgage Assoc	3.000%	04/01/43		781	742,581
Federal National Mortgage Assoc	3.000%	TBA		6,085	5,776,472
Federal National Mortgage Assoc	3.500%	12/01/41-10/01/43		8,929	8,882,134
Federal National Mortgage Assoc	3.500%	TBA		22,485	22,335,686
Federal National Mortgage Assoc	4.000%	12/01/40-08/01/43		10,025	10,335,725
Federal National Mortgage Assoc	4.000%	TBA		14,555	14,982,553
Federal National Mortgage Assoc	4.500%	05/01/29-04/01/42		12,159	12,890,778
Federal National Mortgage Assoc	4.500%	TBA		7,410	7,851,416
Federal National Mortgage Assoc	5.000%	09/01/33-06/01/40		4,490	4,877,002
Federal National Mortgage Assoc	5.500%	04/01/33-09/01/40		7,526	8,276,433
Federal National Mortgage Assoc	6.000%	10/01/37-09/01/40		2,271	2,512,993

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $189,544,294)					187,977,066

U.S. TREASURY OBLIGATIONS — 38.3%
U.S. Treasury Bonds	4.500%	02/15/36		2,245	2,497,913
U.S. Treasury Bonds	5.500%	08/15/28		13,850	17,072,286
U.S. Treasury Bonds	6.250%	08/15/23		17,155	22,036,129
U.S. Treasury Bonds	6.875%	08/15/25(a)		6,675	9,088,426
U.S. Treasury Inflationary Indexed Bonds, TIPS	0.125%	04/15/17		14,760	15,600,286
U.S. Treasury Inflationary Indexed Bonds, TIPS	0.500%	04/15/15(a)		7,905	8,706,806
U.S. Treasury Inflationary Indexed Bonds, TIPS	2.000%	01/15/26		7,460	9,718,463
U.S. Treasury Inflationary Indexed Bonds, TIPS	2.375%	01/15/25		485	690,779
U.S. Treasury Inflationary Indexed Bonds, TIPS	3.875%	04/15/29		925	1,801,087
U.S. Treasury Notes	0.250%	09/15/14		70,000	70,060,130
U.S. Treasury Notes	0.625%	11/30/17		1,845	1,798,875
U.S. Treasury Notes	3.625%	08/15/19		31,205	34,001,249

TOTAL U.S. TREASURY OBLIGATIONS (cost $199,253,061)					193,072,429

TOTAL LONG-TERM INVESTMENTS (cost $573,119,483)					564,270,982

				Shares
SHORT-TERM INVESTMENT — 7.5%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $38,012,991; includes $18,242,036 of cash collateral for securities on loan)(b)(w)(Note 4)				38,012,991	38,012,991

TOTAL INVESTMENTS — 119.5% (cost $611,132,474)					602,283,973
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (19.5)%					(98,386,589)

NET ASSETS — 100.0%					$503,897,384

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
IO	Interest Only
MTN	Medium Term Note

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST NEUBERGER BERMAN CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

REIT	Real Estate Investment Trust
TBA	To Be Announced
TIPS	Treasury Inflation-Protected Securities

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $17,816,135; cash collateral of $18,242,036 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2013.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)(1)
Long Position:
104	90 Day Euro Dollar	Dec. 2016	$25,492,900	$25,387,700	$(105,200)

Short Positions:
94	2 Year U.S. Treasury Notes	Mar. 2014	20,704,969	20,662,375	42,594
421	5 Year U.S. Treasury Notes	Mar. 2014	50,931,133	50,230,563	700,570
226	10 Year U.S. Treasury Notes	Mar. 2014	28,398,313	27,808,594	589,719
9	20 Year U.S. Treasury Bonds	Mar. 2014	1,179,141	1,154,813	24,328
44	30 Year U.S. Ultra Treasury Bonds	Mar. 2014	6,124,938	5,995,000	129,938

					1,487,149

					$1,381,949

(1)	Cash of $902,960 has been segregated to cover requirement for open futures contracts as of December 31, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST NEUBERGER BERMAN CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Commercial Mortgage-Backed
Securities	$—	$40,374,894	$—
Corporate Bonds	—	136,549,468	6,297,125
U.S. Government Agency Obligations	—	187,977,066	—
U.S. Treasury Obligations	—	193,072,429	—
Affiliated Money Market Mutual Fund	38,012,991	—	—
Other Financial Instruments*
Futures	1,381,949	—	—

Total	$39,394,940	$557,973,857	$6,297,125

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Corporate Bonds
Balance as of 12/31/2012	$—
Realized gain (loss)	13,480
Change in unrealized appreciation (depreciation)**	(79,130)
Purchases	5,364,625
Sales	(368,184)
Accrued discount/premium	(291)
Transfers in and/or out of Level 3	1,366,625

Balance as of 12/31/2013	$6,297,125

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

**	Of which, ($79,130) was included in Net Assets relating to securities held at the reporting period end.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, there was one Corporate Bond transferred into Level 3 as a result of being priced by a single broker quote.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board of Trustees, which contain unobservable inputs. Such methodologies include, but are not limited to, using prices provided by a single broker/dealer, the cost of the investment, and broker quotes adjusted for changes in yields of comparable U.S. Government and other securities using fixed income securities valuation models.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

U.S. Treasury Obligations	38.3%
U.S. Government Agency Obligations	37.3
Commercial Mortgage-Backed Securities	8.0
Affiliated Money Market Mutual Fund (3.6% represents investments purchased with collateral from securities on loan)	7.5
Banking	4.7
Diversified Financial Services	2.5
Financial Services	2.4
Metals & Mining	1.9
Oil & Gas	1.6
Electric	1.5
Telecommunication Services	1.3
Airlines	1.3
Pharmaceuticals	1.3
Pipelines	1.2

Beverages	1.0%
Aerospace & Defense	0.7
Media	0.7
Food & Beverage	0.7
Telecommunications	0.7
Multimedia	0.7
Tobacco	0.7
Real Estate Investment Trusts	0.6
Real Estate	0.6
Office Equipment	0.5
Computers	0.5
Retail	0.5
Insurance	0.5
Healthcare Equipment & Services	0.2
Home Furnishings	0.1

119.5
Liabilities in excess of other assets	(19.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST NEUBERGER BERMAN CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker-variation margin	$1,487,149	*	Due from broker-variation margin	$105,200	*

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$890,734

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$1,341,738

For the year ended December 31, 2013, the Portfolio’s average value at trade date for futures long position was $20,889,644 and the average value at trade date for futures short position was $78,522,600.

The Portfolio invested in financial instruments and derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument and derivative assets and liabilities

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$17,816,135	$—	$—	$17,816,135
Exchange-traded and cleared derivatives	110,481	—	—	110,481

				17,926,616

Collateral Amount Pledged/(Received):
Securities on loan				(17,816,135)
Exchange-traded and cleared derivatives				—

Net Amount				$110,481

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST NEUBERGER BERMAN CORE BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $17,816,135:
Unaffiliated investments (cost $573,119,483)	$564,270,982
Affiliated investments (cost $38,012,991)	38,012,991
Deposit with broker	902,960
Dividends and interest receivable	3,449,734
Receivable for investments sold	3,168,235
Receivable for fund share sold	171,372
Due from broker-variation margin	110,481
Prepaid expenses	4,308

Total Assets	610,091,063

LIABILITIES:
Payable for investments purchased	87,783,296
Payable to broker for collateral for securities on loan	18,242,036
Advisory fees payable	95,748
Accrued expenses and other liabilities	65,282
Distribution fee payable	6,900
Affiliated transfer agent fee payable	417

Total Liabilities	106,193,679

NET ASSETS	$503,897,384

Net assets were comprised of:
Paid-in capital	$465,085,035
Retained earnings	38,812,349

Net assets, December 31, 2013	$503,897,384

Net asset value and redemption price per share, $503,897,384 / 48,968,813 outstanding shares of beneficial interest	$10.29

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Interest income	$10,181,115
Affiliated dividend income	77,946
Affiliated income from securities lending, net	19,756

10,278,817

EXPENSES
Advisory fees	3,810,561
Distribution fee (Note 4)	459,816
Custodian and accounting fees	124,000
Shareholder servicing fees and expenses (Note 4)	94,549
Audit fee	37,000
Legal fees and expenses	25,000
Trustees’ fees	17,000
Insurance expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Shareholders’ reports	8,000
Commitment fee on syndicated credit agreement	3,000
Miscellaneous	10,256

Total expenses	4,608,182
Less: advisory fee waivers and/or expense reimbursement	(425,593)
Less: shareholder servicing fee waiver	(11,790)

Net expenses	4,170,799

NET INVESTMENT INCOME	6,108,018

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	(4,871,724)
Futures transactions	890,734

(3,980,990)

Net change in unrealized appreciation (depreciation) on:
Investments	(17,490,281)
Futures	1,341,738

(16,148,543)

NET LOSS ON INVESTMENTS	(20,129,533)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(14,021,515)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$6,108,018	$12,097,401
Net realized gain (loss) on investment and foreign currency transactions	(3,980,990)	32,056,200
Net change in unrealized appreciation (depreciation) on investments	(16,148,543)	2,530,753

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(14,021,515)	46,684,354

DISTRIBUTIONS	—	(2,939,836)

FUND SHARE TRANSACTIONS:
Fund share sold [13,557,568 and 45,261,835 shares, respectively]	141,310,179	470,241,027
Fund share issued in reinvestment of distributions [0 and 284,317 shares]	—	2,939,836
Fund share repurchased [22,239,894 and 76,170,279 shares]	(234,024,942)	(800,810,774)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(92,714,763)	(327,629,911)

TOTAL DECREASE IN NET ASSETS	(106,736,278)	(283,885,393)
NET ASSETS:
Beginning of year	610,633,662	894,519,055

End of year	$503,897,384	$610,633,662

SEE NOTES TO FINANCIAL STATEMENTS.

A202

AST PRUDENTIAL CORE BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 98.7% ASSET-BACKED SECURITIES — 11.5%	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Collateralized Debt Obligations — 0.2%
Cent CDO XI Ltd. (Cayman Islands), Series 2006-11A, Class A1, 144A	0.498%	(c)	04/25/19		$1,005	$992,452
Landmark IX CDO Ltd., Series 2007-9A, Class A1, 144A	0.459%	(c)	04/15/21		4,936	4,887,414

						5,879,866

Collateralized Loan Obligations — 5.7%
ACAs CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	1.422%	(c)	04/20/25		14,150	13,912,161
ACAs CLO Ltd. (Cayman Islands), Series 2013-1A, Class B2, 144A	3.360%		04/20/25		1,500	1,470,898
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.466%	(c)	07/13/25		12,700	12,484,410
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2013-1A, Class A2B, 144A	3.500%		07/13/25		4,450	4,398,461
ARES Enhanced Loan Investment Strategy II Ltd. (Cayman Islands), Series 2005-2A, Class A2, 144A	0.498%	(c)	01/26/20		1,329	1,315,322
Avoca CLO II BV (Netherlands), Series II-A, Class A1, 144A	0.670%	(c)	01/15/20	EUR	1,687	2,314,004
Battalion CLO Ltd. (Cayman Islands), Series 2013-4A, Class A1, 144A	1.689%	(c)	10/22/25		7,500	7,406,198
Benefit Street Partners CLO Ltd. (Cayman Islands), Series 2013-IIA, Class A1, 144A	1.475%	(c)	07/15/24		12,200	11,941,000
BMI CLO I (Cayman Islands), Series 2013-1AR, Class A1R, 144A	1.177%	(c)	08/01/21		6,025	5,980,010
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.394%	(c)	04/17/25		11,900	11,630,440
Eagle Creek CLO Ltd. (Cayman Islands), Series 2006-1A, Class A1, 144A	0.478%	(c)	02/28/18		282	280,576
Flagship CLO (Cayman Islands), Series 2013-7A, Class A1, 144A	3.000%	(c)	01/20/26		14,800	14,740,800
Fraser Sullivan CLO I Ltd. (Cayman Islands), Series 2006-1A, Class B, 144A	0.713%	(c)	03/15/20		3,000	2,916,938
Gulf Stream - Sextant CLO Ltd. (Cayman Islands), Series 2006-1A, Class A1A, 144A	0.469%	(c)	08/21/20		383	381,639
ING Investment Management CLO (Cayman Islands), Series 2013-1A, Class A1, 144A	1.384%	(c)	04/15/24		7,650	7,507,410
ING Investment Management CLO, Series 2013-2A, Class A1, 144A	1.388%	(c)	04/25/25		4,200	4,122,624
Lafayette CLO Ltd. (Cayman Islands), Series 2012-1A, Class A, 144A	1.642%	(c)	09/06/22		574	573,566
LCM III LP (Cayman Islands), Series 3A, Class A, 144A	0.499%	(c)	06/01/17		258	256,996
LightPoint CLO III Ltd., Series 2005-3A, Class A1A, 144A	0.503%	(c)	09/15/17		1,451	1,436,793
LightPoint Pan-European CLO PLC (Ireland), Series 2006-1A, Class A, 144A	0.478%	(c)	01/31/22	EUR	3,263	4,412,908
Marine Park CLO Ltd. (Cayman Islands), Series 2012-1A, Class A1A, 144A	1.708%	(c)	05/18/23		2,450	2,441,067
Mayport CLO Ltd. (Cayman Islands), Series 2006-1A, Class A1L, 144A	0.488%	(c)	02/22/20		927	918,187
OCP CLO Ltd. (Cayman Islands), Series 2012-2A, Class A2, 144A	1.718%	(c)	11/22/23		9,800	9,774,824
OCP CLO Ltd. (Cayman Islands), Series 2012-2A, Class B, 144A	2.438%	(c)	11/22/23		4,300	4,220,855

SEE NOTES TO FINANCIAL STATEMENTS.

A203

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Collateralized Loan Obligations (continued)
OHA Intrepid Leveraged Loan Fund Ltd. (Cayman Islands), Series 2011-1AR, Class AR, 144A	1.162%	(c)	04/20/21	$10,238	$10,165,268
OZLM Funding Ltd. (Cayman Islands), Series 2013-4A, Class A1, 144A	1.467%	(c)	07/22/25	3,500	3,433,858
Shackleton CLO Ltd. (Cayman Islands), Series 2013-3A, Class B2, 144A	3.440%		04/15/25	4,800	4,729,710
Sheridan Square CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.294%	(c)	04/15/25	18,150	17,739,768
Slater Mill Loan Fund LP (Cayman Islands), Series 2012-1A, Class B, 144A	2.888%	(c)	08/17/22	2,000	1,979,343
Sound Point CLO Ltd. (Cayman Islands), Series 2012-1A, Class B, 144A	2.942%	(c)	10/20/23	2,150	2,162,759
Trimaran CLO VI Ltd. (Cayman Islands), Series 2006-2A, Class A1L, 144A	0.492%	(c)	11/01/18	4,790	4,738,491
Tyron Park CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, CF-CLO, 144A	1.393%	(c)	07/15/25	12,100	11,855,524

					183,642,808

Non-Residential Mortgage-Backed Securities — 0.8%
American Express Credit Account Master Trust, Series 2012-4, Class C, 144A	0.967%	(c)	05/15/20	8,400	8,420,958
Citibank Credit Card Issuance Trust, Series 2005-C2, Class C2	0.634%	(c)	03/24/17	10,100	10,081,244
MBNA Credit Card Master Note Trust, Series 2004-C2, Class C2	1.067%	(c)	11/15/16	1,500	1,503,292
Sierra Timeshare Receivables Funding LLC, Series 2012-3A, Class A, 144A	1.870%		08/20/29	2,560	2,568,526
SVO VOI Mortgage LLC, Series 2012-AA, Class A, 144A	2.000%		09/20/29	3,395	3,384,985

					25,959,005

Residential Mortgage-Backed Securities — 4.8%
ACE Securities Corp. Home Equity Loan Trust, Series 2003-OP1, Class M1	1.215%	(c)	12/25/33	598	560,131
ACE Securities Corp. Home Equity Loan Trust, Series 2004-IN1, Class A1	0.805%	(c)	05/25/34	1,261	1,187,613
ACE Securities Corp. Home Equity Loan Trust, Series 2004-OP1, Class M1	0.945%	(c)	04/25/34	2,360	2,193,364
Ameriquest Mortgage Securities, Inc., Series 2003-1, Class M1	1.515%	(c)	02/25/33	1,934	1,821,005
Ameriquest Mortgage Securities, Inc., Series 2004-R1, Class A2	0.765%	(c)	02/25/34	285	276,453
Argent Securities, Inc., Series 2003-W10, Class M1	1.245%	(c)	01/25/34	2,366	2,269,423
Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-W10, Class A2	0.945%	(c)	10/25/34	1,493	1,417,736
Asset-Backed Funding Certificates Trust, Series 2004-OPT2, Class M1	0.990%	(c)	08/25/33	1,253	1,202,767
Asset-Backed Funding Certificates Trust, Series 2004-OPT5, Class A1	0.865%	(c)	06/25/34	943	890,866
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2003-HE1, Class M2	3.692%	(c)	01/15/33	1,320	1,350,816
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2003-HE7, Class M1	1.142%	(c)	12/15/33	1,537	1,440,016
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE2, Class M1	0.990%	(c)	04/25/34	6,304	5,865,520

SEE NOTES TO FINANCIAL STATEMENTS.

A204

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Residential Mortgage-Backed Securities (continued)
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE3, Class M1	0.975%	(c)	06/25/34	$3,814	$3,537,289
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE5, Class M1	1.065%	(c)	08/25/34	4,002	3,839,796
Bear Stearns Asset-Backed Securities Trust, Series 2003-2, Class A3	1.665%	(c)	03/25/43	1,433	1,394,978
Bear Stearns Asset-Backed Securities Trust, Series 2004-HE5, Class M1	1.020%	(c)	07/25/34	3,024	2,772,288
Bear Stearns Asset-Backed Securities Trust, Series 2005-SD3, Class 1A	0.655%	(c)	07/25/35	3,773	3,744,040
Bear Stearns Asset-Backed Securities Trust, Series 2006-SD2, Class A1	0.545%	(c)	06/25/36	3,646	3,587,937
Citigroup Mortgage Loan Trust, Inc., Series 2004-OPT1, Class M1	0.990%	(c)	10/25/34	5,630	5,613,414
Countrywide Asset-Backed Certificates, Series 2004-BC1, Class M1	0.915%	(c)	02/25/34	5,070	4,771,963
Countrywide Asset-Backed Certificates, Series 2004-BC4, Class M1	1.215%	(c)	11/25/34	2,500	2,307,652
Countrywide Asset-Backed Certificates, Series 2004-SD1, Class A1, 144A	0.845%	(c)	06/25/33	1,784	1,729,882
Credit-Based Asset Servicing and Securitization LLC, Series 2004-CB4, Class A6	5.372%		05/25/35	686	691,748
EquiFirst Mortgage Loan Trust, Series 2004-3, Class M2	0.765%	(c)	12/25/34	3,000	2,901,888
Home Equity Asset Trust, Series 2003-6, Class M1	1.215%	(c)	02/25/34	3,909	3,655,747
Home Equity Asset Trust, Series 2005-9, Class 2A4	0.505%	(c)	04/25/36	4,375	4,057,231
HSBC Home Equity Loan Trust, Series 2006-1, Class A2	0.347%	(c)	01/20/36	4,237	4,130,258
HSBC Home Equity Loan Trust, Series 2007-2, Class M1	0.477%	(c)	07/20/36	3,560	3,199,589
MASTR Asset-Backed Securities Trust, Series 2004-HE1, Class M2	1.260%	(c)	09/25/34	4,000	3,896,992
MASTR Asset-Backed Securities Trust, Series 2004-WMC2, Class M1	1.065%	(c)	04/25/34	3,613	3,391,233
MASTR Asset-Backed Securities Trust, Series 2005-NC1, Class M1	0.885%	(c)	12/25/34	4,531	4,189,325
Merrill Lynch Mortgage Investors Trust, Series 2003-WMC3, Class M3	2.640%	(c)	06/25/34	1,580	1,592,054
Merrill Lynch Mortgage Investors Trust, Series 2004-WMC3, Class M2	2.010%	(c)	01/25/35	1,607	1,506,489
Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-NC10, Class M1	1.185%	(c)	10/25/33	367	342,931
Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-NC6, Class M1	1.365%	(c)	06/25/33	672	648,607
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-HE1, Class A4	0.905%	(c)	01/25/34	1,566	1,512,162
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-HE3, Class M1	1.020%	(c)	03/25/34	7,117	6,571,308
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-HE4, Class M1	1.065%	(c)	05/25/34	4,013	3,754,672
Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2003-NC1, Class M1	1.740%	(c)	11/25/32	1,441	1,328,600
Option Mortgage Loan Trust, Series 2004-1, Class M1	1.065%	(c)	01/25/34	8,570	7,948,959

SEE NOTES TO FINANCIAL STATEMENTS.

A205

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Residential Mortgage-Backed Securities (continued)
Option One Mortgage Loan Corp. Asset-Backed Certificates, Series 2003-3, Class A4	1.105%	(c)	06/25/33		$791	$747,873
Option One Mortgage Loan Corp. Asset-Backed Certificates, Series 2003-5, Class A2	0.805%	(c)	08/25/33		1,714	1,594,212
Renaissance Home Equity Loan Trust, Series 2003-3, Class A	0.665%	(c)	12/25/33		765	743,670
Saxon Asset Securities Trust, Series 2004-1, Class A	0.705%	(c)	03/25/35		405	313,424
Securitized Asset-Backed Receivables LLC Trust, Series 2004-OP1, Class M1	0.930%	(c)	02/25/34		6,336	5,812,034
Structured Asset Investment Loan Trust, Series 2004-1, Class A3	0.965%	(c)	02/25/34		19,396	18,155,498
Structured Asset Investment Loan Trust, Series 2004-6, Class A3	0.965%	(c)	07/25/34		12,562	11,748,968
Structured Asset Investment Loan Trust, Series 2004-7, Class A7	1.005%	(c)	08/25/34		2,107	2,028,213
Structured Asset Investment Loan Trust, Series 2004-11, Class A4	1.065%	(c)	01/25/35		785	775,854
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-7, Class 3A1	5.500%		05/25/19		1,083	1,114,426
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-5, Class 1A1	5.500%		05/25/37		871	894,894

						153,023,808

TOTAL ASSET-BACKED SECURITIES (cost $353,193,106)						368,505,487

BANK LOANS(c) — 2.1%
Automotive — 0.1%
Allison Transmission, Inc., New Term Loan B-2	3.170%		08/07/17		1,323	1,325,062
Schaeffler AG (Germany), Facility C	4.250%		01/27/17		2,000	2,015,000
Tank & Rast GmbH	3.663%		12/10/18		1,000	1,375,705

						4,715,767

Cable — 0.2%
Cequel Communications LLC, Term Loan	3.500%		02/14/19		2,068	2,071,654
Charter Communications Operating LLC, Term Loan F	3.000%		12/31/20		1,478	1,478,806
Virgin Media Finance PLC/Virgin Media Bristol LLC, B Facility	3.500%		06/08/20		3,000	3,003,750

						6,554,210

Capital Goods — 0.2%
OGF SA, Term Loan	4.658%		10/30/20	EUR	2,500	3,485,325
RAC Finance (Holdings) Ltd. (United Kingdom), Facility C (original cost $2,404,501; purchased 10/24/12)	5.344%		01/17/14(f)(g)	GBP	1,500	2,505,672

						5,990,997

Capital Markets — 0.1%
Scandlines GmbH Bank Loan (European Currency Unit), Facility B	4.691%		12/03/20	EUR	3,500	4,875,155

Chemicals — 0.1%
CeramTec GmbH, Initial Euro Term Loan B-1	4.750%		08/30/20	EUR	1,534	2,135,202

SEE NOTES TO FINANCIAL STATEMENTS.

A206

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

BANK LOANS(c) (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

Chemicals (continued)
CeramTec GmbH B2, Term Loan	4.750%	08/30/20	EUR	466	$649,454

					2,784,656

Electric — 0.1%
Calpine Corp., Term Loan	4.000%	10/09/19		1,728	1,737,965
Calpine Corp., Term Loan (3/11)	4.000%	04/01/18		666	670,071
Calpine Corp., Term Loan (6/11)	4.000%	04/01/18		666	669,681

					3,077,717

Foods — 0.2%
ARAMARK Corp., US Term Loan D	4.000%	08/22/19		2,000	2,008,334
Iglo Foods Midco Ltd., Facility I	5.232%	01/31/18	EUR	2,150	2,975,196

					4,983,530

Gaming — 0.1%
MGM Resorts International, Term Loan A	2.919%	12/20/17		2,549	2,547,975

Healthcare & Pharmaceutical — 0.5%
Alere, Inc., Incremental Term Loan B1	4.253%	06/30/17		383	385,302
Alere, Inc., Term Loan A	3.198%	06/30/16		380	378,526
CHS/Community Health Systems, Inc., Extended Term Loan	3.737%	01/25/17		2,151	2,164,875
CHS/Community Health Systems, Inc., Incremental Term Loan	2.987%	10/25/16		1,099	1,100,512
DaVita HealthCare Partners, Inc., Tranche Term Loan A-3	2.670%	11/01/17		3,325	3,325,692
Grifols, Inc., US Tranche Term Loan A	3.497%	06/01/16		800	800,666
Hologic, Inc., Refinancing Tranche Term Loan A	2.169%	08/01/17		1,767	1,763,323
Lifepoint Hospitals, Inc., Incremental Term Loan B	1.920%	07/24/17		1,348	1,346,917
RPI Finance Trust, Term Loan B-3	3.250%	11/09/18		1,785	1,784,539
Universal Health Services, Inc., Tranche Term Loan A-2	1.675%	08/15/16		1,815	1,815,490

					14,865,842

Non-Captive Finance — 0.1%
RBS Worldpay, Inc., Term Loan B	5.750%	11/30/19	GBP	2,300	3,830,467

Retailers — 0.1%
Alliance Boots Holdings Ltd., Facility B4	3.971%	07/09/17	GBP	2,000	3,303,636

Technology — 0.3%
First Data Corp., New Term Loan 2018B	4.164%	09/24/18		2,800	2,802,100
Freescale Semiconductor, Inc., Tranche Term Loan B-4	5.000%	02/28/20		1,737	1,746,624
Interactive Data Corp., Term Loan B	3.750%	02/12/18		3,832	3,834,235
NXP BV (Netherlands), Term Loan	4.500%	03/03/17		982	993,682
Sensata Technologies BV, Term Loan	3.250%	05/12/19		584	586,443

					9,963,084

TOTAL BANK LOANS (cost $65,677,677)					67,493,036

COMMERCIAL MORTGAGE-BACKED SECURITIES — 14.7%
Banc of America Commercial Mortgage Trust, Series 2006-1, Class A1A	5.378%	09/10/45		4,916	5,294,115

SEE NOTES TO FINANCIAL STATEMENTS.

A207

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Banc of America Commercial Mortgage Trust, Series 2006-2, Class A4	5.734%	(c)	05/10/45	$10,210	$11,135,547
Banc of America Commercial Mortgage Trust, Series 2006-3, Class A4	5.889%	(c)	07/10/44(a)	7,923	8,618,628
Banc of America Commercial Mortgage Trust, Series 2006-6, Class A4	5.356%		10/10/45	2,600	2,799,118
Banc of America Commercial Mortgage Trust, Series 2007-2, Class A1A	5.572%	(c)	04/10/49	6,217	6,762,637
Banc of America Commercial Mortgage Trust, Series 2007-5, Class A3	5.620%		02/10/51	7,332	7,359,564
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2004-5, Class AJ	4.992%	(c)	11/10/41	500	512,284
Bear Stearns Asset-Backed Securities I Trust 2004-FR2, Series FR2, Class M2	1.185%		06/25/34	3,014	2,533,671
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class AAB	5.926%		06/11/50	6,077	6,431,776
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class A2	3.061%		12/15/47	5,800	6,001,364
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4	5.705%	(c)	12/10/49	8,775	9,813,820
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4	6.132%	(c)	12/10/49	3,000	3,396,435
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class A3	2.815%		04/10/46	9,000	8,353,251
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5	5.617%		10/15/48	8,610	9,382,300
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A3	5.293%		12/11/49	1,990	2,026,710
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4	5.322%		12/11/49(a)	1,255	1,374,361
COBALT CMBS Commercial Mortgage Trust, Series 2006-C1, Class A4	5.223%		08/15/48	5,005	5,400,355
Commercial Mortgage Pass-Through Certificates, Series 2006-C1, Class AM	5.465%	(c)	02/15/39	2,840	3,034,659
Commercial Mortgage Pass-Through Certificates, Series 2007-C4, Class A3	5.760%	(c)	09/15/39	7,000	7,058,548
Commercial Mortgage Pass-Through Certificates, Series 2012-CR5, Class A3	2.540%		12/10/45	2,000	1,832,762
Commercial Mortgage Pass-Through Certificates, Series 2013-CR6, Class A2	2.122%		03/10/46	3,880	3,872,830
Commercial Mortgage Pass-Through Certificates, Series 2013-CR10, Class A3	3.923%		08/10/46	4,000	4,024,416
Commercial Mortgage Pass-Through Certificates, Series 2013-CR12, Class A3	3.765%		10/10/46	10,000	9,843,520
Commercial Mortgage Trust, Series 2013-C7, Class A1A	5.741%	(c)	06/10/46	300	326,760
Commercial Mortgage Trust, Series 2013-CR7, Class A3	2.929%		03/10/46	12,600	11,823,890
Commercial Mortgage Trust, Series CR12, Class A2	2.904%		10/10/46	15,272	15,557,541
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C2, Class A4	4.832%		04/15/37	8,000	8,300,736
FHLMC Multifamily Structured Pass-Through Certificates, Series K010, Class A2	4.333%		10/25/20	2,500	2,705,155
FHLMC Multifamily Structured Pass-Through Certificates, Series K020, Class X1, IO	1.473%	(c)	05/25/22	48,965	4,604,796
FHLMC Multifamily Structured Pass-Through Certificates, Series K021, Class X1, IO	1.512%	(c)	06/25/22	26,551	2,606,143

SEE NOTES TO FINANCIAL STATEMENTS.

A208

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

FHLMC Multifamily Structured Pass-Through Certificates, Series K029, Class A2	3.320%	(c)	02/25/23	$12,560	$12,422,455
FHLMC Multifamily Structured Pass-Through Certificates, Series K033, Series A2	3.060%	(c)	07/25/23	10,000	9,630,890
FHLMC Multifamily Structured Pass-Through Certificates, Series K501, Class X1A, IO	1.751%	(c)	08/25/16	19,204	598,771
FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class X1, IO	1.783%	(c)	05/25/19	37,757	3,038,646
FHLMC Multifamily Structured Pass-Through Certificates, Series K711, Class X1, IO	1.710%	(c)	07/25/19	37,359	2,937,292
FHLMC Multifamily Structured Pass-Through Certificates, Series KSMC, Class A2	2.615%		01/25/23	7,500	6,992,392
GMAC Commercial Mortgage Securities, Inc. Trust, Series 2006-C1, Class A4	5.238%	(c)	11/10/45	7,000	7,354,788
Greenwich Capital Commercial Mortgage Trust, Series 2005-GG3, Class AJ	4.859%	(c)	08/10/42	2,396	2,476,769
GS Mortgage Securities Trust, Series 2006-GG6, Class A4	5.553%	(c)	04/10/38	9,134	9,835,537
GS Mortgage Securities Trust, Series 2012-GC6, Class A2	2.539%		01/10/45	764	786,403
GS Mortgage Securities Trust, Series 2013-GC13, Class A4	3.871%	(c)	07/10/46	10,600	10,652,693
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Class A4	2.611%		12/15/47	5,000	4,590,445
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP5, Class A3	5.229%	(c)	12/15/44	2,950	2,983,613
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12, Class A4	5.882%	(c)	02/15/51	9,687	10,840,644
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class A3	3.139%		06/15/45	5,624	5,667,080
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class A4	2.875%		12/15/47	14,500	13,534,082
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM	5.263%	(c)	11/15/40	3,509	3,761,069
Merrill Lynch Mortgage Trust, Series 2006-C1, Class AM.	5.676%	(c)	05/12/39	2,025	2,182,816
Merrill Lynch Mortgage Trust, Series 2006-C2, Class A4	5.742%	(c)	08/12/43	8,368	9,156,420
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class AM	5.518%	(c)	02/12/39	930	1,006,057
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3	5.172%	(c)	12/12/49	17,100	18,539,085
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A3	3.960%		08/15/46	5,000	5,049,750
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A3	2.655%		02/15/46	10,000	9,207,830
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A3	2.863%		12/15/48	5,000	4,682,725
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A3	2.834%		05/15/46	7,600	7,043,931
Morgan Stanley Capital I Trust, Series 2006-IQ11, Class A4	5.668%	(c)	10/15/42	2,613	2,802,492
Morgan Stanley Capital I Trust, Series 2007-HQ11, Class A4	5.447%	(c)	02/12/44	880	961,904
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A4	2.792%		12/10/45	3,000	2,796,465
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A3	2.920%		03/10/46	13,600	12,744,043

SEE NOTES TO FINANCIAL STATEMENTS.

A209

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A3	2.971%		04/10/46	$12,200	$11,457,886
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class AMFX	5.179%	(c)	07/15/42	3,500	3,714,249
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A4	5.289%	(c)	12/15/44	4,650	4,949,930
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A5	5.416%	(c)	01/15/45	1,085	1,168,801
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class A3	5.765%	(c)	07/15/45	11,224	12,054,785
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A1A	5.559%		10/15/48	8,901	9,696,179
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4	5.572%		10/15/48	11,700	12,804,445
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4	5.308%		11/15/48	7,096	7,755,176
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4	5.509%		04/15/47(a)	8,500	9,277,206
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A1A	5.733%		06/15/49	4,979	5,494,640
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4	5.924%	(c)	02/15/51	7,170	7,819,796
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A1A	5.608%		05/15/46	19,516	21,432,057
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class A3	3.986%		07/15/46	6,600	6,648,101

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $487,360,571)					471,338,030

CORPORATE BONDS — 31.8%
Aerospace & Defense — 0.1%
B/E Aerospace, Inc., Sr. Unsec’d. Notes	5.250%		04/01/22	2,000	2,030,000

Airlines — 0.3%
Continental Airlines 2012-1 Class A Pass-Through Trust, Pass-Through Certificates	4.150%		04/11/24(a)	5,023	5,048,377
Continental Airlines 2012-2 Class A Pass-Through Trust, Pass-Through Certificates	4.000%		10/29/24	1,250	1,243,750
Delta Air Lines 2011-1 Class A Pass-Through Trust, Pass-Through Certificates	5.300%		04/15/19	2,715	2,959,841

					9,251,968

Automotive — 1.2%
Cummins, Inc., Sr. Unsec’d. Notes	4.875%		10/01/43	330	330,490
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	2.375%		08/01/18	4,800	4,789,382
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	2.950%		01/11/17	3,400	3,510,837
Dana Holding Corp., Sr. Unsec’d. Notes	6.500%		02/15/19(a)	2,500	2,656,250
Ford Motor Co., Sr. Unsec’d. Notes	4.750%		01/15/43(a)	4,250	3,832,964
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.375%		01/16/18(a)	9,135	9,225,985
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.750%		05/15/15	3,980	4,082,851
General Motors Co., Sr. Unsec’d. Notes, 144A	4.875%		10/02/23(a)	3,640	3,685,500
General Motors Co., Sr. Unsec’d. Notes, 144A	6.250%		10/02/43	5,215	5,417,081

SEE NOTES TO FINANCIAL STATEMENTS.

A210

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Automotive (continued)
Harley-Davidson Financial Services, Inc., Gtd. Notes, MTN, 144A	2.700%	03/15/17	$670	$686,846

				38,218,186

Banking — 10.4%
American Express Co., Sr. Unsec’d. Notes	2.650%	12/02/22(h)	11,475	10,645,059
American Express Co., Sr. Unsec’d. Notes	7.000%	03/19/18	610	728,854
Bangkok Bank PCL (Thailand), Sr. Unsec’d. Notes, 144A.	3.875%	09/27/22(a)	3,920	3,643,460
Bank of America Corp., Sr. Unsec’d. Notes	2.600%	01/15/19	8,970	9,009,594
Bank of America Corp., Sr. Unsec’d. Notes	4.100%	07/24/23(a)	1,245	1,250,283
Bank of America Corp., Sr. Unsec’d. Notes	5.700%	01/24/22	11,210	12,688,095
Bank of America Corp., Sr. Unsec’d. Notes	5.875%	01/05/21	8,000	9,195,088
Bank of America Corp., Sr. Unsec’d. Notes	7.625%	06/01/19	1,795	2,226,387
Bank of America Corp., Sr. Unsec’d. Notes, MTN .	5.000%	05/13/21(a)	7,315	7,993,634
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes.	6.750%	05/22/19(a)	2,150	2,591,333
Capital One Bank USA NA, Sub. Notes	3.375%	02/15/23(a)	6,600	6,135,888
Capital One Financial Corp., Sr. Unsec’d. Notes	4.750%	07/15/21	2,000	2,126,698
Citigroup, Inc., Sr. Unsec’d. Notes	3.375%	03/01/23	4,650	4,419,895
Citigroup, Inc., Sr. Unsec’d. Notes	3.875%	10/25/23(a)	4,480	4,404,100
Citigroup, Inc., Sr. Unsec’d. Notes	6.125%	05/15/18(a)	5,655	6,544,469
Citigroup, Inc., Sr. Unsec’d. Notes	8.125%	07/15/39	2,250	3,156,048
Citigroup, Inc., Sr. Unsec’d. Notes	8.500%	05/22/19	10,500	13,456,684
Citigroup, Inc., Sub. Notes	6.125%	08/25/36	2,350	2,505,500
Citigroup, Inc., Sub. Notes	6.675%	09/13/43(a)	4,225	4,861,403
Discover Bank, Sr. Unsec’d. Notes	2.000%	02/21/18	14,175	13,922,175
Discover Financial Services, Sr. Unsec’d. Notes	3.850%	11/21/22	2,362	2,239,578
Fifth Third Bank, Sr. Unsec’d. Notes	1.450%	02/28/18(a)	10,420	10,153,383
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.250%	07/27/21(a)	11,590	12,689,219
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%	01/24/22	8,130	9,151,843
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	6.000%	06/15/20	9,350	10,720,495
Goldman Sachs Group, Inc. (The), Sub. Notes	6.750%	10/01/37	4,750	5,284,589
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes.	4.000%	03/30/22	2,300	2,364,053
HSBC Holdings PLC (United Kingdom), Sub. Notes	6.500%	05/02/36	8,100	9,594,709
HSBC USA, Inc., Sr. Unsec’d. Notes	2.375%	02/13/15(h)	1,950	1,989,716
Huntington Bancshares, Inc., Sr. Unsec’d. Notes .	2.600%	08/02/18(a)	4,625	4,627,706
ING Bank NV (Netherlands), Unsec’d. Notes, 144A	2.000%	09/25/15	3,465	3,522,405
Intesa Sanpaolo SpA (Italy), Bank Gtd. Notes	3.125%	01/15/16	4,820	4,911,879
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.250%	09/23/22	9,245	8,859,678
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.250%	10/15/20	5,900	6,254,218
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.350%	08/15/21	5,790	6,102,197
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.500%	01/24/22	8,500	8,990,714
JPMorgan Chase & Co., Sr. Unsec’d. Notes	6.300%	04/23/19	6,400	7,553,626
Lloyds TSB Bank PLC (United Kingdom), Bank Gtd. Notes, MTN, 144A	5.800%	01/13/20	6,010	6,890,279
Lloyds TSB Bank PLC (United Kingdom), Gtd. Notes	4.200%	03/28/17(a)	2,850	3,075,492
Lloyds TSB Bank PLC (United Kingdom), Gtd. Notes	6.375%	01/21/21(a)	3,175	3,743,944
Morgan Stanley, Sr. Unsec’d. Notes	6.375%	07/24/42	1,280	1,499,240

SEE NOTES TO FINANCIAL STATEMENTS.

A211

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Banking (continued)
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.625%	09/23/19	$12,600	$14,322,244
Morgan Stanley, Series G, Sr. Unsec’d. Notes, MTN	5.500%	07/28/21	13,150	14,694,573
People’s United Financial, Inc., Sr. Unsec’d. Notes	3.650%	12/06/22	3,475	3,285,293
PNC Bank NA, Sub. Notes	2.950%	01/30/23(a)	6,825	6,281,143
PNC Bank NA, Sub. Notes	3.800%	07/25/23	765	741,926
PNC Bank NA, Sub. Notes	4.200%	11/01/25	2,545	2,494,668
Royal Bank of Canada (Canada), Covered Bonds	2.000%	10/01/18	6,225	6,192,692
Royal Bank of Scotland Group PLC (United Kingdom), Sr. Unsec’d. Notes	2.550%	09/18/15	1,165	1,191,512
Royal Bank of Scotland PLC (The) (United Kingdom), Bank Gtd. Notes	6.125%	01/11/21	5,425	6,140,346
Santander Holdings USA, Inc., Sr. Unsec’d. Notes	3.000%	09/24/15	1,845	1,905,237
Sumitomo Mitsui Banking Corp. (Japan), Gtd. Notes	3.000%	01/18/23(a)	6,720	6,235,676
US Bancorp, Sub. Notes, MTN	2.950%	07/15/22	2,090	1,941,873
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN	2.100%	05/08/17	2,375	2,419,291
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN	4.600%	04/01/21	6,465	7,087,108
Wells Fargo & Co., Sub. Notes	4.125%	08/15/23	5,085	5,013,042
Wells Fargo & Co., Sub. Notes, 144A	5.606%	01/15/44	2,700	2,804,455

				334,474,689

Brokerage — 0.2%
Jefferies Group LLC, Sr. Unsec’d. Notes	6.500%	01/20/43	1,975	1,958,382
Nomura Holdings, Inc. (Japan), Sr. Unsec’d. Notes, MTN	2.000%	09/13/16	3,050	3,075,214

				5,033,596

Building Materials & Construction — 0.2%
Cemex Espana Luxembourg (Mexico), Sr. Sec’d. Notes, 144A	9.875%	04/30/19	500	571,250
Mohawk Industries, Inc., Sr. Unsec’d. Notes	3.850%	02/01/23	1,786	1,696,700
Odebrecht Finance Ltd. (Brazil), Gtd. Notes, 144A	5.125%	06/26/22	2,925	2,862,844
Odebrecht Finance Ltd. (Brazil), Gtd. Notes, 144A	7.125%	06/26/42	2,925	2,701,969

				7,832,763

Cable — 1.1%
Cablevision Systems Corp., Sr. Unsec’d. Notes	8.625%	09/15/17(a)	4,000	4,660,000
Comcast Corp., Gtd. Notes	4.250%	01/15/33	4,400	4,087,244
Comcast Corp., Gtd. Notes	6.450%	03/15/37	2,900	3,365,575
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	5.150%	03/15/42	3,375	3,031,094
DISH DBS Corp., Gtd. Notes	6.625%	10/01/14	2,500	2,600,000
Lynx I Corp. (United Kingdom), Sr. Sec’d. Notes, 144A	6.000%	04/15/21	2,800	4,764,192
NBCUniversal Media LLC, Gtd. Notes	4.450%	01/15/43(a)	5,820	5,213,696
Time Warner Cable, Inc., Gtd. Notes	6.550%	05/01/37	2,880	2,665,017
UPCB Finance III Ltd. (Netherlands), Sr. Sec’d. Notes, 144A.	6.625%	07/01/20	3,000	3,187,500
Videotron Ltd. (Canada), Gtd. Notes	5.000%	07/15/22	3,500	3,421,250

				36,995,568

SEE NOTES TO FINANCIAL STATEMENTS.

A212

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Capital Goods — 1.0%
Actuant Corp., Gtd. Notes	5.625%	06/15/22	$2,390	$2,419,875
Amsted Industries, Inc., Sr. Notes (original cost $3,191,250; purchased 09/26/13)	8.125%	03/15/18(f)(g)	3,000	3,161,250
Case New Holland, Inc., Gtd. Notes	7.875%	12/01/17(a)	4,000	4,720,000
ERAC USA Finance LLC, Gtd. Notes (originalcost $1,223,994; purchased 05/30/13)	6.700%	06/01/34(f)(g)	1,025	1,137,760
ERAC USA Finance LLC, Gtd. Notes (originalcost $2,387,082; purchased 10/26/11)	7.000%	10/15/37(f)(g)	2,050	2,426,017
General Electric Co, Sr. Unsec’d. Notes	4.125%	10/09/42(a)	1,340	1,237,970
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes (original cost $699,727;purchased 07/10/12)	2.500%	07/11/14(f)(g)	700	705,697
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes (original cost $2,095,443;purchased 01/14/13)	2.875%	07/17/18(a)(f)(g)	2,100	2,112,354
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A (original cost $5,102,437; purchased 09/24/12)	2.500%	03/15/16(f)(g)	5,110	5,235,282
Penske Truck Leasing Co. LP/PTL Finance Corp., Unsec’d. Notes (original cost $914,112;purchased 05/08/12)	3.125%	05/11/15(f)(g)	915	941,059
SPX Corp., Gtd. Notes	6.875%	09/01/17(a)	2,000	2,260,000
United Technologies Corp., Sr. Unsec’d. Notes	4.500%	06/01/42	3,390	3,291,985
Xylem, Inc., Sr. Unsec’d. Notes	4.875%	10/01/21	1,950	2,032,756

				31,682,005

Chemicals — 0.7%
Ashland, Inc., Sr. Unsec’d. Notes	3.875%	04/15/18	1,010	1,022,625
Dow Chemical Co. (The), Sr. Unsec’d. Notes	3.000%	11/15/22(a)	9,000	8,393,760
Dow Chemical Co. (The), Sr. Unsec’d. Notes	5.250%	11/15/41(a)	3,800	3,786,024
LyondellBasell Industries NV, Sr. Unsec’d. Notes	6.000%	11/15/21	250	287,527
Mosaic Co. (The), Sr. Unsec’d. Notes	5.450%	11/15/33	1,835	1,869,586
Mosaic Co. (The), Sr. Unsec’d. Notes	5.625%	11/15/43	3,830	3,885,466
Rhodia SA (France), Sr. Unsec’d. Notes, 144A	6.875%	09/15/20	3,875	4,289,470

				23,534,458

Commercial Services & Supplies — 0.1%
President and Fellows of Harvard College, Sr. Notes	4.875%	10/15/40	2,010	2,064,863

Electric — 0.8%
Calpine Corp., Sr. Sec’d. Notes, 144A	7.875%	07/31/20	3,074	3,366,030
Commonwealth Edison Co., First Mortgage Bonds	6.450%	01/15/38	2,110	2,553,646
Covanta Holding Corp., Sr. Unsec’d. Notes	7.250%	12/01/20	2,175	2,374,434
Duke Energy Carolinas LLC, First Mortgage Bonds	4.250%	12/15/41(a)	1,350	1,257,012
FirstEnergy Corp., Sr. Unsec’d. Notes	7.375%	11/15/31	2,360	2,564,338
Florida Power & Light Co., First Mortgage	4.125%	02/01/42(a)	1,350	1,242,468
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	4.500%	12/15/41	3,200	3,008,586
Public Service Electric & Gas Co., Sec’d. Notes, MTN	3.800%	01/01/43(a)	2,950	2,555,128
Puget Sound Energy, Inc., Sr. Sec’d. Notes	4.434%	11/15/41	3,675	3,499,206
San Diego Gas & Electric Co., First Mortgage Bonds	3.950%	11/15/41	1,125	1,014,854

SEE NOTES TO FINANCIAL STATEMENTS.

A213

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Electric (continued)
Southern Power Co., Sr. Unsec’d. Notes	5.150%		09/15/41	$1,025	$1,003,466

					24,439,168

Energy - Integrated — 0.4%
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	4.450%		09/15/42(a)	2,350	2,116,058
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.750%		11/15/39	1,980	2,320,802
Lukoil International Finance BV (Russia), Gtd. Notes, 144A	7.250%		11/05/19	1,050	1,212,750
Reliance Holdings USA, Inc. (India), Gtd. Notes, 144A	5.400%		02/14/22(a)	4,175	4,222,353
Sasol Financing International PLC (South Africa), Gtd. Notes	4.500%		11/14/22	3,450	3,208,500
TNK-BP Finance SA (Russia), Gtd. Notes, MTN, 144A	6.625%		03/20/17	1,200	1,326,000

					14,406,463

Energy - Other — 1.5%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.450%		09/15/36	4,850	5,446,235
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	7.940%	(s)	10/10/36	7,000	2,499,630
Cameron International Corp., Sr. Unsec’d. Notes	5.950%		06/01/41	3,935	4,275,342
Concho Resources, Inc., Gtd. Notes	5.500%		04/01/23	2,900	2,987,000
Devon Energy Corp., Sr. Unsec’d. Notes	4.750%		05/15/42(a)	1,990	1,845,347
Halliburton Co., Sr. Unsec’d. Notes	4.500%		11/15/41	940	893,420
Halliburton Co., Sr. Unsec’d. Notes	4.750%		08/01/43	1,520	1,492,713
Kerr-McGee Corp., Gtd. Notes	6.950%		07/01/24	3,110	3,612,769
Nabors Industries, Inc., Gtd. Notes	4.625%		09/15/21	2,500	2,502,930
Noble Energy, Inc., Sr. Unsec’d. Notes	4.150%		12/15/21	1,975	2,030,792
Noble Energy, Inc., Sr. Unsec’d. Notes	6.000%		03/01/41	4,140	4,426,803
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	6.650%		03/15/17(a)	1,350	1,539,261
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	7.500%		01/15/20	7,205	8,735,818
Transocean, Inc., Gtd. Notes	2.500%		10/15/17(a)	1,760	1,778,645
Weatherford International Ltd., Gtd. Notes	5.950%		04/15/42	3,935	3,942,634
WPX Energy, Inc., Sr. Unsec’d. Notes	5.250%		01/15/17(a)	575	613,812

					48,623,151

Exploration & Production — 0.1%
Noble Energy, Inc., Sr. Unsec’d. Notes	5.250%		11/15/43	1,145	1,144,065
Pacific Rubiales Energy Corp. (Colombia), Gtd. Notes, 144A	5.375%		01/26/19	2,070	2,085,525

					3,229,590

Financial Services — 0.3%
JPMorgan Chase & Co., Jr. Sub. Notes	7.900%		04/29/49	4,350	4,795,875
JPMorgan Chase & Co., Sub. Notes	5.625%		08/16/43(a)	3,550	3,751,548

					8,547,423

Foods — 0.5%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	7.750%		01/15/19(h)	3,296	4,115,580
ARAMARK Corp., Gtd. Notes, 144A	5.750%		03/15/20(a)	2,400	2,508,000
BRF SA (Brazil), Sr. Unsec’d. Notes, 144A	3.950%		05/22/23	535	462,775
Constellation Brands, Inc., Gtd. Notes	7.250%		09/01/16(a)	2,000	2,270,000

SEE NOTES TO FINANCIAL STATEMENTS.

A214

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Foods (continued)
Cott Beverages, Inc., Gtd. Notes	8.375%	11/15/17	$450	$469,125
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Gtd. Notes (original cost $2,763,900; purchased 12/07/11-12/08/11)	7.250%	06/01/21(a)(f)(g)	2,990	3,117,075
Kraft Foods Group, Inc., Sr. Unsec’d. Notes	6.125%	08/23/18	735	856,733
Minerva Luxembourg SA (Brazil), Gtd. Notes, 144A	12.250%	02/10/22	1,090	1,253,500

				15,052,788

Healthcare & Pharmaceutical — 0.9%
Actavis, Inc., Sr. Unsec’d. Notes	4.625%	10/01/42(a)	1,465	1,332,857
Amgen, Inc., Sr. Unsec’d. Notes	5.375%	05/15/43	6,615	6,791,726
AstraZeneca PLC (United Kingdom), Sr. Unsec’d. Notes	6.450%	09/15/37	1,020	1,217,981
CHS/Community Health Systems, Inc., Sr. Sec’d. Notes	5.125%	08/15/18(a)	3,000	3,097,500
Gilead Sciences, Inc., Sr. Unsec’d. Notes	5.650%	12/01/41(a)	695	773,700
HCA, Inc., Gtd. Notes	8.000%	10/01/18(a)	3,750	4,429,688
HCA, Inc., Sr. Sec’d. Notes	5.875%	03/15/22	2,000	2,065,000
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	3.750%	08/23/22	345	334,181
Mylan, Inc., Gtd. Notes, 144A	1.800%	06/24/16	1,260	1,284,516
Tenet Healthcare Corp., Sr. Sec’d. Notes	6.250%	11/01/18(a)	375	415,312
Teva Pharmaceutical Finance Co. BV (Israel), Gtd. Notes	2.950%	12/18/22	1,100	995,909
Teva Pharmaceutical Finance IV BV (Israel), Gtd. Notes	3.650%	11/10/21	4,180	4,099,828
Valeant Pharmaceuticals International, Gtd. Notes, 144A	6.875%	12/01/18	2,500	2,675,000
Valeant Pharmaceuticals International, Sr. Unsec’d. Notes, 144A	6.750%	08/15/18(a)	1,000	1,098,750

				30,611,948

Healthcare Insurance — 0.8%
Aetna, Inc., Sr. Unsec’d. Notes	2.750%	11/15/22	5,000	4,605,755
Aetna, Inc., Sr. Unsec’d. Notes	6.750%	12/15/37	2,250	2,743,934
Cigna Corp., Sr. Unsec’d. Notes	5.375%	02/15/42	4,740	4,928,183
Coventry Health Care, Inc., Sr. Unsec’d. Notes	6.300%	08/15/14	1,500	1,552,690
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.950%	10/15/42	2,500	2,120,160
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.625%	11/15/41	3,360	3,173,920
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	5.950%	02/15/41	363	411,237
WellPoint, Inc., Sr. Unsec’d. Notes	4.625%	05/15/42	800	739,371
WellPoint, Inc., Sr. Unsec’d. Notes	4.650%	01/15/43	4,590	4,249,431

				24,524,681

Insurance — 2.0%
Allied World Assurance Co. Ltd., Gtd. Notes	5.500%	11/15/20	4,500	4,866,772
Allstate Corp. (The), Sr. Unsec’d. Notes	4.500%	06/15/43	460	435,240
American International Group, Inc., Sr. Unsec’d. Notes	6.400%	12/15/20	7,835	9,259,881
American International Group, Inc., Sr. Unsec’d. Notes	8.250%	08/15/18(h)	7,879	9,855,684
American International Group, Inc., Sr. Unsec’d. Notes, MTN	5.450%	05/18/17	1,780	1,989,542
Axis Specialty Finance LLC, Gtd. Notes	5.875%	06/01/20	1,700	1,864,914
Berkshire Hathaway, Inc., Sr. Unsec’d. Notes	4.500%	02/11/43(a)	4,160	3,845,695

SEE NOTES TO FINANCIAL STATEMENTS.

A215

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Insurance (continued)
Chubb Corp. (The), Sr. Unsec’d. Notes	6.000%		05/11/37	$1,910	$2,231,176
Endurance Specialty Holdings Ltd., Sr. Unsec’d. Notes	7.000%		07/15/34	1,500	1,657,779
Hartford Financial Services Group, Inc., Sr. Unsec’d. Notes	5.125%		04/15/22	1,410	1,535,788
Liberty Mutual Group, Inc., Gtd. Notes, 144A	6.500%		05/01/42	1,910	2,096,133
Liberty Mutual Group, Inc., Sr. Unsec’d. Notes, 144A	6.500%		03/15/35(a)	950	1,037,183
Lincoln National Corp., Sr. Unsec’d. Notes	6.300%		10/09/37	4,200	4,828,979
Markel Corp., Sr. Unsec’d. Notes	5.000%		03/30/43	740	692,044
Massachusetts Mutual Life Insurance Co., Sub. Notes, 144A	5.375%		12/01/41(a)	1,875	1,938,456
MetLife Capital Trust IV, Jr. Sub. Notes, 144A	7.875%		12/15/37	150	172,125
MetLife, Inc., Sr. Unsec’d. Notes	3.048%	(c)	12/15/22	1,155	1,077,125
MetLife, Inc., Sr. Unsec’d. Notes	5.700%		06/15/35	3,620	3,953,554
Nippon Life Insurance Co. (Japan), Sub. Notes, 144A	5.000%	(c)	10/18/42	1,440	1,486,800
Northwestern Mutual Life Insurance Co., Sub. Notes, 144A	6.063%		03/30/40	1,130	1,269,566
Pacific Life Insurance Co., Sub. Notes, 144A	9.250%		06/15/39	2,375	3,298,189
Principal Financial Group, Inc., Gtd. Notes	4.625%		09/15/42	235	220,783
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	6.850%		12/16/39	2,916	3,599,478

					63,212,886

Lodging — 0.2%
Choice Hotels International, Inc., Gtd. Notes	5.750%		07/01/22	3,300	3,444,375
Marriott International, Inc., Sr. Unsec’d. Notes	3.250%		09/15/22	2,170	2,023,113
Wyndham Worldwide Corp., Sr. Unsec’d. Notes	4.250%		03/01/22	1,865	1,820,188

					7,287,676

Machinery–Construction & Mining — 0.1%
Terex Corp., Gtd. Notes	6.500%		04/01/20	1,750	1,872,500

Media & Entertainment — 1.0%
Belo Corp., Gtd. Notes	8.000%		11/15/16	3,123	3,255,728
CBS Corp., Gtd. Notes	4.850%		07/01/42(g)	1,815	1,635,408
CBS Corp., Gtd. Notes	5.900%		10/15/40(g)	1,440	1,460,317
Cedar Fair LP/Canada’s Wonderland Co., Gtd. Notes	9.125%		08/01/18	6,101	6,619,585
Myriad International Holdings BV (South Africa), Gtd. Notes, 144A	6.000%		07/18/20	1,550	1,658,500
News America, Inc., Gtd. Notes	6.150%		03/01/37	1,230	1,351,879
News America, Inc., Gtd. Notes	6.150%		02/15/41(a)	4,380	4,881,620
Starz LLC/Starz Finance Corp., Gtd. Notes	5.000%		09/15/19	2,525	2,581,812
Time Warner, Inc., Gtd. Notes	6.250%		03/29/41(a)	4,945	5,491,333
Viacom, Inc., Sr. Unsec’d. Notes	4.500%		02/27/42(a)	225	191,963
Viacom, Inc., Sr. Unsec’d. Notes	4.875%		06/15/43	445	402,560
Viacom, Inc., Sr. Unsec’d. Notes	5.850%		09/01/43	1,840	1,934,248

					31,464,953

Medical Supplies & Equipment — 0.1%
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	4.150%		02/01/24	4,435	4,392,859

Metals — 1.2%
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	4.250%		08/05/15	4,500	4,657,500

SEE NOTES TO FINANCIAL STATEMENTS.

A216

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Metals (continued)
Berau Capital Resources Pte Ltd. (Indonesia), Sr. Sec’d. Notes, RegS	12.500%	07/08/15	$2,535	$2,674,425
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	5.000%	09/30/43(a)	3,420	3,477,254
FMG Resources (August 2006) Pty Ltd. (Australia), Gtd. Notes, 144A	6.000%	04/01/17(a)	3,225	3,426,562
FMG Resources (August 2006) Pty Ltd. (Australia), Gtd. Notes, 144A	7.000%	11/01/15(a)	1,994	2,068,775
Peabody Energy Corp., Gtd. Notes	6.000%	11/15/18	725	772,125
Raspadskaya OJSC Via Raspadskaya Securities Ltd. (Russia), Sr. Unsec’d. Notes, 144A	7.750%	04/27/17	950	976,125
Southern Copper Corp., Sr. Unsec’d. Notes	6.750%	04/16/40	1,500	1,452,394
Southern Copper Corp., Sr. Unsec’d. Notes	7.500%	07/27/35	2,500	2,605,172
Steel Dynamics, Inc., Gtd. Notes	7.625%	03/15/20	1,800	1,953,000
Vedanta Resources PLC (India), Sr. Unsec’d. Notes, 144A	6.000%	01/31/19	1,750	1,693,125
Xstrata Finance (Canada) Ltd. (Canada), Gtd. Notes, 144A	2.050%	10/23/15	4,690	4,749,690
Xstrata Finance (Canada) Ltd. (Canada), Gtd. Notes, 144A	2.700%	10/25/17	4,985	5,041,585
Xstrata Finance (Canada) Ltd. (Canada), Gtd. Notes, 144A	2.850%	11/10/14	1,745	1,769,221

				37,316,953

Non-Captive Finance — 0.7%
CIT Group, Inc., Sr. Unsec’d. Notes	5.000%	05/15/17	4,000	4,270,000
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	5.875%	01/14/38	7,535	8,583,224
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	6.875%	01/10/39	4,150	5,335,223
SLM Corp., Sr. Unsec’d. Notes, MTN	3.875%	09/10/15(a)	3,975	4,109,156

				22,297,603

Packaging — 0.1%
Ball Corp., Gtd. Notes	4.000%	11/15/23	3,170	2,837,150

Paper — 0.5%
Georgia-Pacific LLC, Sr. Unsec’d. Notes (original cost $4,931,417; purchased 12/20/12)	7.375%	12/01/25(f)(g)	3,620	4,467,008
International Paper Co., Sr. Unsec’d. Notes	6.000%	11/15/41	5,100	5,538,376
International Paper Co., Sr. Unsec’d. Notes	7.950%	06/15/18	2,410	2,927,408
Rock Tenn Co., Gtd. Notes	4.000%	03/01/23	1,504	1,436,457
Rock Tenn Co., Gtd. Notes	4.450%	03/01/19	1,120	1,181,376

				15,550,625

Pharmaceuticals — 0.1%
Zoetis, Inc., Sr. Unsec’d. Notes	4.700%	02/01/43	4,730	4,420,937

Pipelines & Other — 0.8%
CenterPoint Energy Resources Corp., Sr. Unsec’d. Notes	5.850%	01/15/41	1,200	1,360,976
DCP Midstream LLC, Sr. Unsec’d. Notes, 144A	5.350%	03/15/20	9,053	9,461,797
DCP Midstream LLC, Sr. Unsec’d. Notes, 144A	6.450%	11/03/36	3,000	3,055,638
Enterprise Products Operating LLC, Gtd. Notes	5.950%	02/01/41	1,600	1,742,485
Nisource Finance Corp., Gtd. Notes	4.800%	02/15/44	2,460	2,219,572
ONEOK Partners LP, Gtd. Notes	6.125%	02/01/41	750	794,220
ONEOK Partners LP, Gtd. Notes	6.200%	09/15/43	1,000	1,079,407

SEE NOTES TO FINANCIAL STATEMENTS.

A217

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Pipelines & Other (continued)
Sunoco Logistics Partners Operations LP, Gtd. Notes	4.950%		01/15/43	$3,100	$2,757,831
Williams Partners LP, Sr. Unsec’d. Notes	4.000%		11/15/21	2,100	2,073,996

					24,545,922

Railroads — 0.2%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	4.375%		09/01/42	1,510	1,349,091
Canadian Pacific Railway Ltd. (Canada), Sr. Unsec’d. Notes	4.500%		01/15/22	4,400	4,578,741
Union Pacific Corp., Sr. Unsec’d. Notes, 144A	4.821%		02/01/44	920	891,035

					6,818,867

Real Estate Investment Trusts (REITs) — 0.1%
Realty Income Corp., Sr. Unsec’d. Notes	5.500%		11/15/15	1,520	1,640,744
Simon Property Group LP, Sr. Unsec’d. Notes	2.800%		01/30/17(a)	535	553,354
Simon Property Group LP, Sr. Unsec’d. Notes	3.375%		03/15/22	405	394,747
Simon Property Group LP, Sr. Unsec’d. Notes	6.125%		05/30/18	510	590,485

					3,179,330

Retailers — 0.5%
CVS Caremark Corp., Sr. Unsec’d. Notes	5.300%		12/05/43	575	594,644
CVS Caremark Corp., Sr. Unsec’d. Notes	6.125%		09/15/39(a)	1,850	2,098,120
CVS Caremark Corp., Sr. Unsec’d. Notes	6.250%		06/01/27	2,490	2,893,405
Home Depot, Inc (The), Sr. Unsec’d. Notes	4.200%		04/01/43	3,295	3,002,727
Ltd Brands, Inc., Gtd. Notes	5.625%		02/15/22	6,150	6,288,375
Macy’s Retail Holdings, Inc., Gtd. Notes	3.875%		01/15/22	610	601,264
Target Corp., Sr. Unsec’d. Notes	7.000%		01/15/38	743	931,860

					16,410,395

Technology — 0.5%
CDW LLC/CDW Finance Corp., Sr. Sec’d. Notes	8.000%		12/15/18	2,128	2,319,520
CommScope, Inc., Gtd. Notes, 144A	8.250%		01/15/19	2,666	2,922,602
Fidelity National Information Services, Inc., Gtd. Notes	7.875%		07/15/20(a)	3,400	3,709,261
Jabil Circuit, Inc., Sr. Unsec’d. Notes	4.700%		09/15/22(a)	2,000	1,920,000
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	5.750%		02/15/21(a)	4,000	4,180,000
Seagate Technology HDD Holdings, Gtd. Notes	6.800%		10/01/16	396	447,480

					15,498,863

Telecommunications — 2.0%
America Movil SAB de CV (Mexico), Gtd. Notes	6.125%		03/30/40	1,690	1,788,216
AT&T, Inc., Sr. Unsec’d. Notes	5.350%		09/01/40(h)	6,260	6,193,844
AT&T, Inc., Sr. Unsec’d. Notes	5.550%		08/15/41(h)	850	862,631
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	9.625%	(c)	12/15/30	1,960	2,924,798
Embarq Corp., Sr. Unsec’d. Notes (original cost $3,723,931; purchased 11/15/11)	7.995%		06/01/36(f)(g)	3,770	3,816,899
Qwest Corp., Sr. Unsec’d. Notes	7.500%		10/01/14	2,590	2,718,562
SK Telecom Co. Ltd. (South Korea), Sr. Unsec’d. Notes, MTN, 144A	2.125%		05/01/18	2,075	2,014,441
Sprint Nextel Corp., Sr. Unsec’d. Notes	6.000%		12/01/16(a)	1,900	2,073,375
Sprint Nextel Corp., Sr. Unsec’d. Notes	7.000%		08/15/20(a)	2,960	3,204,200
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.750%		11/01/41	835	780,596

SEE NOTES TO FINANCIAL STATEMENTS.

A218

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

Telecommunications (continued)
Verizon Communications, Inc., Sr. Unsec’d. Notes	6.400%	09/15/33		$6,045	$6,952,481
Verizon Communications, Inc., Sr. Unsec’d. Notes	6.550%	09/15/43		19,755	23,112,540
Verizon Communications, Inc., Sr. Unsec’d. Notes	7.350%	04/01/39		3,260	4,048,897
Wind Acquisition Finance SA (Italy), Sec’d. Notes, 144A	11.750%	07/15/17	EUR	1,250	1,827,315
Wind Acquisition Finance SA (Italy), Sec’d. Notes, 144A	11.750%	07/15/17		350	372,312

					62,691,107

Textiles, Apparel & Luxury Goods — 0.1%
PVH Corp., Sr. Unsec’d. Notes	7.375%	05/15/20(a)		4,000	4,405,000

Tobacco — 0.9%
Altria Group, Inc., Gtd. Notes	4.000%	01/31/24(a)		10,355	10,121,122
Altria Group, Inc., Gtd. Notes	9.950%	11/10/38		611	932,020
Altria Group, Inc., Gtd. Notes	10.200%	02/06/39		1,383	2,157,777
Imperial Tobacco Finance PLC (United Kingdom), Gtd. Notes, 144A	2.050%	02/11/18		7,440	7,356,821
Lorillard Tobacco Co., Gtd. Notes	7.000%	08/04/41(a)		1,350	1,468,133
Philip Morris International, Inc., Sr. Unsec’d. Notes	4.375%	11/15/41		4,300	3,919,145
Reynolds American, Inc., Gtd. Notes	6.750%	06/15/17		2,500	2,861,652

					28,816,670

Transportation
CSX Corp., Sr. Unsec’d. Notes	4.100%	03/15/44		1,500	1,271,103

Utilities — 0.1%
Comision Federal de Electricidad (Mexico), Sr. Unsec’d. Notes, 144A	4.875%	01/15/24		2,365	2,347,262
Dominion Gas Holdings LLC, Sr. Unsec’d. Notes, 144A	4.800%	11/01/43		240	232,043

					2,579,305

TOTAL CORPORATE BONDS (cost $1,026,089,982)					1,017,424,012

FOREIGN GOVERNMENT BONDS — 0.4%
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	6.375%	03/29/21		2,128	2,282,280
Panama Government International (Panama), Sr. Unsec’d. Notes	5.200%	01/30/20		2,600	2,830,750
Russian Foreign Bond (Russia), Sr. Unsec’d. Notes, RegS	7.500%	03/31/30		1,788	2,082,795
Russian Foreign Bond - Eurobond (Russia), Sr. Unsec’d. Notes, 144A	7.500%	03/31/30(a)		4,236	4,936,224
Slovenia Government International Bond (Slovenia), Sr. Unsec’d. Notes, RegS	4.750%	05/10/18		2,100	2,152,500

TOTAL FOREIGN GOVERNMENT BONDS (cost $14,402,083)					14,284,549

SEE NOTES TO FINANCIAL STATEMENTS.

A219

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

MUNICIPAL BONDS — 1.9%	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Arizona — 0.1%
Salt River Project Agricultural Improvement & Power District, Revenue Bonds, Series A, BABs	4.839%	01/01/41	$2,500	$2,526,025

California — 0.7%
Bay Area Toll Authority, California Toll Bridge, Revenue Bonds, BABs, Revenue Bonds	6.263%	04/01/49	6,290	7,544,289
Los Angeles California Department, Water & Power Revenue, Series A, BABs	5.716%	07/01/39	1,475	1,623,592
Los Angeles California Department, Water & Power Revenue, Series D, BABs	6.574%	07/01/45	750	936,052
State of California, Taxable, Var. Purp. 3, GO	5.950%	04/01/16	2,745	3,042,613
State of California, Taxable, Var. Purp., GO, BABs	7.500%	04/01/34	3,170	4,033,888
State of California, Var. Purp, GO	5.000%	11/01/43	5,855	5,945,577

				23,126,011

Colorado
Colorado Bridge Enterprise, Revenue Bonds, Senior Taxable, Series A, BABs	6.078%	12/01/40	1,000	1,152,430

Illinois — 0.2%
City of Chicago, O’Hare International Airport, Revenue Bonds, BABs	6.395%	01/01/40	2,970	3,313,242
State of Illinois, Taxable, GO	4.421%	01/01/15	1,480	1,527,390

				4,840,632

Maryland — 0.1%
Maryland State Transportation Authority, Facilities Project, Revenue Bonds, BABs	5.888%	07/01/43	2,200	2,384,976

Missouri
Curators University of Missouri, Taxable System Facilities Revenue Bonds, BABs	5.792%	11/01/41	400	463,960

New Jersey — 0.2%
New Jersey State Turnpike Authority, BABs, Revenue Bonds	7.102%	01/01/41	1,750	2,240,805
New Jersey State Turnpike Authority, Revenue Bonds, Series F, BABs, Revenue Bonds	7.414%	01/01/40	1,075	1,432,384
Rutgers NJ State University, Revenue Bonds, BABs	5.665%	05/01/40	1,920	2,111,194

				5,784,383

New York — 0.4%
New York City Municipal Water Finance Authority, Revenue Bonds, BABs	5.882%	06/15/44	4,375	4,982,644
New York City Transitional Finance Authority, Revenue Bonds, Future Tax Secured Bonds	5.000%	11/01/42	6,080	6,250,848
New York City Transitional Finance Authority, Revenue Bonds, Future Tax Secured Bonds, BABs	5.767%	08/01/36	1,320	1,497,236
Port Authority of New York & New Jersey, Revenue Bonds	4.458%	10/01/62	1,940	1,644,810

				14,375,538

SEE NOTES TO FINANCIAL STATEMENTS.

A220

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

MUNICIPAL BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Ohio — 0.1%
Ohio State University, General Receipts Bonds, Series A	4.800%	06/01/2111	$4,165	$3,624,258

Pennsylvania — 0.1%
Pennsylvania Turnpike Commission, Revenue Bonds, BABs	6.105%	12/01/39	500	577,655
Pennsylvania Turnpike Commission, Revenue Bonds, Series B, BABs	5.511%	12/01/45	1,280	1,358,221

				1,935,876

Texas
San Antonio Electric & Gas, Revenue Bonds	4.427%	02/01/42	1,270	1,186,942

TOTAL MUNICIPAL BONDS (cost $65,928,622)				61,401,031

NON-CORPORATE FOREIGN AGENCIES — 2.9%
CNOOC Finance 2013 Ltd. (China), Gtd. Notes	3.000%	05/09/23	1,965	1,755,105
Export Credit Bank of Turkey (Turkey), Sr. Unsec’d. Notes, 144A	5.375%	11/04/16	3,820	3,924,286
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	5.125%	06/29/20	569	625,174
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	6.510%	03/07/22	3,000	3,221,250
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	8.625%	04/28/34	2,170	2,560,600
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	9.250%	04/23/19	5,968	7,340,640
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec’d. Notes, MTN, 144A	5.750%	04/30/43	2,350	2,027,345
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec’d. Notes, MTN, 144A	9.125%	07/02/18	5,580	6,765,750
Kommunalbanken A/S (Norway), Sr. Unsec’d. Notes, 144A	1.125%	05/23/18	9,504	9,232,186
Korea Development Bank (The) (South Korea), Sr. Unsec’d. Notes	3.500%	08/22/17	2,025	2,110,979
Korea Development Bank (The) (South Korea), Sr. Unsec’d. Notes	3.875%	05/04/17	595	627,148
Korea Gas Corp. (South Korea), Sr. Unsec’d. Notes, RegS	4.250%	11/02/20(a)	3,000	3,115,968
Korea Hydro & Nuclear Power Co. Ltd. (South Korea), Sr. Unsec’d. Notes, 144A	3.000%	09/19/22	4,830	4,435,302
Korea Hydro & Nuclear Power Co. Ltd. (South Korea), Sr. Unsec’d. Notes, RegS	4.750%	07/13/21	2,600	2,731,552
Korea Hydro & Nuclear Power Co. Ltd. (South Korea), Sr. Unsec’d. Notes, RegS	6.250%	06/17/14(a)	2,566	2,625,462
Majapahit Holding BV (Indonesia), Gtd. Notes, 144A	7.750%	10/17/16	1,600	1,758,000
Majapahit Holding BV (Indonesia), Gtd. Notes, RegS	7.750%	10/17/16	6,970	7,658,288
Pertamina Persero PT (Indonesia), Sr. Unsec’d. Notes, MTN, 144A	4.300%	05/20/23	1,070	930,900
Petrobras International Finance Co. (Brazil), Gtd. Notes	5.375%	01/27/21	2,400	2,381,731
Petroleos Mexicanos (Mexico), Gtd. Notes	3.500%	01/30/23(a)	1,920	1,759,200
Petroleos Mexicanos (Mexico), Gtd. Notes	4.875%	01/24/22	2,485	2,553,338
Petroleos Mexicanos (Mexico), Gtd. Notes	5.500%	01/21/21	8,000	8,600,000
Petroleos Mexicanos (Mexico), Gtd. Notes	5.500%	06/27/44	3,200	2,920,000

SEE NOTES TO FINANCIAL STATEMENTS.

A221

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

NON-CORPORATE FOREIGN AGENCIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Power Sector Assets & Liabilities Management Corp. (Philippines), Gov’t. Gtd. Notes, RegS	7.390%		12/02/24		$3,300	$4,026,000
State Bank of India (India), Sr. Unsec’d. Notes, 144A	4.125%		08/01/17		1,000	1,011,270
State Bank of India (India), Sr. Unsec’d. Notes, MTN, RegS	4.500%		11/30/15	EUR	1,800	2,561,180
Statoil ASA (Norway), Gtd. Notes	4.250%		11/23/41		1,475	1,352,031
VTB Bank OJSC Via VTB Capital SA (Russia), Sr. Unsec’d. Notes, 144A	6.875%		05/29/18		1,335	1,456,752
TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $97,825,443)						92,067,437
SOVEREIGNS — 6.3%
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, MTN	0.396%	(c)	09/23/14		1,000	991,397
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, MTN, RegS	0.875%		09/14/15		3,750	3,770,910
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, MTN, RegS	2.750%		03/05/15		4,045	4,150,655
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, MTN, RegS	2.875%		09/15/14		4,800	4,880,630
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	5.625%		01/07/41(a)		2,500	2,425,000
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	7.125%		01/20/37		2,250	2,576,250
Brazilian Government International Bond (Brazil), Unsec’d. Notes	11.000%		06/26/17(a)	EUR	5,760	10,214,115
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	7.375%		09/18/37		2,915	3,578,162
Hellenic Republic Government Bond (Greece), Bonds, RegS	2.000%		02/24/23	EUR	3,840	3,554,670
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	4.125%		02/19/18		2,440	2,466,840
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	5.750%		11/22/23		1,780	1,788,900
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	3.750%		04/25/22		4,950	4,461,188
Indonesia Government International Bond (Indonesia), RegS	4.875%		05/05/21		2,400	2,376,000
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, RegS	6.875%		01/17/18		2,000	2,237,000
Ireland Government Bond (Ireland), Bonds	4.400%		06/18/19	EUR	8,670	13,088,802
Italy Buoni Poliennali Del Tesoro (Italy), Bonds	6.500%		11/01/27	EUR	7,450	12,398,300
Italy Government International Bond (Italy), Sr. Unsec’d. Notes, RegS	3.450%		03/24/17	JPY	255,000	2,479,965
Italy Government International Bond (Italy), Sr. Unsec’d. Notes, RegS	4.500%		06/08/15	JPY	120,000	1,183,855
Kingdom of Belgium (Belgium), Notes, 144A	8.875%		12/01/24		2,000	2,661,278
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	2.750%		04/22/23	EUR	17,164	22,771,993
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	4.250%		07/14/17	EUR	6,120	9,129,063
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	4.750%		03/08/44(a)		2,200	1,982,750
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	6.750%		02/06/24	GBP	1,000	2,028,549
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, GMTN	11.000%		05/08/17	EUR	750,000	688,734

SEE NOTES TO FINANCIAL STATEMENTS.

A222

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

SOVEREIGNS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Peru Enhanced Pass-Through Finance Ltd. (Peru), Pass-Through Certificates, RegS	1.643%	(s)	05/31/18		$2,953	$2,729,638
Peruvian Government International Bond (Peru), Sr. Unsec’d. Notes, RegS	7.500%		10/14/14	EUR	8,330	12,037,188
Philippine Government International Bond (Philippines), Sr. Unsec’d. Notes	6.250%		03/15/16	EUR	1,900	2,829,351
Portugal Government International Bond (Portugal), Sr. Unsec’d. Notes, MTN, RegS	3.500%		03/25/15		5,150	5,201,830
Portugal Obrigacoes do Tesouro OT (Portugal), Sr. Unsec’d. Notes, RegS	4.750%		06/14/19	EUR	9,635	12,806,902
Qatar Government International Bond (Qatar), Sr. Unsec’d. Notes, 144A	5.750%		01/20/42		2,500	2,625,000
Republic of Bulgaria (Bulgaria), Sr. Unsec’d. Notes, RegS	8.250%		01/15/15(a)		7,894	8,486,839
Republic of Greece (Greece), Sr. Unsec’d. Notes	5.800%		07/14/15	JPY	195,600	1,708,784
Republic of Greece (Greece), Sr. Unsec’d. Notes	5.800%		07/14/15	JPY	117,900	1,029,988
Republic of Korea (South Korea), Sr. Unsec’d. Notes	7.125%		04/16/19		4,600	5,607,336
Romanian Government International (Romania), Sr. Unsec’d. Notes, RegS	5.000%		03/18/15	EUR	600	857,615
South Africa Government International Bond (South Africa), Unsec’d. Notes, MTN	4.500%		04/05/16	EUR	1,900	2,776,159
Spain Government Bond (Spain), Bonds	4.250%		10/31/16	EUR	3,660	5,353,298
Spain Government International Bond (Spain), Sr. Unsec’d. Notes, MTN, 144A	4.000%		03/06/18		10,000	10,165,000
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	6.750%		04/03/18		2,000	2,172,000
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	7.000%		06/05/20		4,300	4,693,450
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	8.000%		02/14/34		2,350	2,614,375
Uruguay Government International (Uruguay), Sr. Unsec’d. Notes	6.875%		01/19/16	EUR	300	448,824

TOTAL SOVEREIGNS (cost $201,018,059)						202,028,583

U.S. GOVERNMENT AGENCY OBLIGATIONS — 17.7%
Federal Home Loan Mortgage Corp.	0.875%		03/07/18(a)		4,465	4,337,247
Federal Home Loan Mortgage Corp.	1.000%		07/28/17(k)		8,665	8,610,272
Federal Home Loan Mortgage Corp.	1.375%		05/01/20(a)		18,110	16,978,379
Federal Home Loan Mortgage Corp.	2.375%		01/13/22(a)		57,335	54,810,253
Federal Home Loan Mortgage Corp.	3.500%		09/01/42		1,841	1,828,944
Federal Home Loan Mortgage Corp.	4.000%		11/01/40		6,134	6,313,427
Federal Home Loan Mortgage Corp.	4.000%		TBA		28,500	29,268,163
Federal Home Loan Mortgage Corp.	4.500%		12/01/40-07/01/41		12,426	13,174,873
Federal National Mortgage Assoc	0.875%		02/08/18(a)(h)(k)		9,275	9,041,084
Federal National Mortgage Assoc	1.250%		01/30/17(k)		3,430	3,471,273
Federal National Mortgage Assoc	2.500%		TBA		10,000	9,896,875
Federal National Mortgage Assoc	3.000%		05/01/27-08/01/43		2,673	2,659,894
Federal National Mortgage Assoc	3.500%		04/01/26-09/01/42		59,320	59,218,164
Federal National Mortgage Assoc	3.500%		TBA		11,000	11,503,164
Federal National Mortgage Assoc	3.500%		TBA		62,000	61,588,283
Federal National Mortgage Assoc	4.000%		12/01/43		22,500	23,177,085
Federal National Mortgage Assoc	4.500%		05/01/39-12/01/40		16,253	17,278,627
Federal National Mortgage Assoc	4.500%		TBA		97,000	102,778,319
Federal National Mortgage Assoc	5.500%		TBA		15,000	16,499,414
Government National Mortgage Assoc	3.500%		TBA		31,000	31,243,400

SEE NOTES TO FINANCIAL STATEMENTS.

A223

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Government National Mortgage Assoc	4.000%		01/20/40-02/20/41	$49,633	$51,623,147
Government National Mortgage Assoc	4.500%		01/24/14-02/20/41	27,649	29,660,278
Government National Mortgage Assoc	4.500%		TBA	1,500	1,600,430

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $576,448,182)					566,560,995

U.S. TREASURY OBLIGATIONS — 9.4%
U.S. Treasury Bonds	3.625%		08/15/43(a)	2,865	2,705,634
U.S. Treasury Notes	0.875%		07/31/19	12,395	11,671,640
U.S. Treasury Notes	1.250%		11/30/18(a)	5,285	5,171,869
U.S. Treasury Notes	1.375%		06/30/18	53,655	53,248,402
U.S. Treasury Notes	1.500%		12/31/18	3,255	3,218,381
U.S. Treasury Notes	2.375%		02/28/15	5,000	5,125,195
U.S. Treasury Notes	2.375%		07/31/17(a)	72,605	75,866,562
U.S. Treasury Notes	3.500%		02/15/18	3,645	3,957,103
U.S. Treasury Notes	4.250%		11/15/17(h)	20,705	23,053,734
U.S. Treasury Notes	4.500%		05/15/17	59,415	66,303,456
U.S. Treasury Strip Principal	7.123%	(s)	05/15/43(a)	8,515	2,500,336
U.S. Treasury Strips Coupon	1.979%	(s)	05/15/22	7,060	5,537,102
U.S. Treasury Strips Coupon	2.750%	(s)	08/15/21	34,945	28,381,560
U.S. Treasury Strips Coupon	3.196%	(s)	05/15/26(a)	22,700	14,554,196

TOTAL U.S. TREASURY OBLIGATIONS (cost $307,112,991)					301,295,170

TOTAL LONG-TERM INVESTMENTS (cost $3,195,056,716)					3,162,398,330

				Shares
SHORT-TERM INVESTMENT — 17.9%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $573,687,492; includes $237,482,300 of cash collateral received for securities on loan)(b)(w)(Note 4)				573,687,492	573,687,492

TOTAL INVESTMENTS — 116.6% (cost $3,768,744,208)					3,736,085,822
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (16.6)%					(531,541,113)

NET ASSETS — 100.0%					$3,204,544,709

SEE NOTES TO FINANCIAL STATEMENTS.

A224

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
ABS	Asset-Backed Security
BABs	Build America Bonds
BBSW	Australian Bank Bill Rate
Bobl	Bundesobligationen
bps	Basis Points
BROIS	Overnight Brazil CETIP Interbank Deposit
BUBOR	Budapest Interbank Offered Rate
CDO	Collateralized Debt Obligation
CDX	Credit Derivative Index
CLO	Collateralized Loan Obligation
CMBS	Commercial Mortgage-Backed Security
COBOR	Columbian Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
GMTN	Global Medium Term Note
GO	General Obligation
IO	Interest Only
JIBAR	Johannesburg Interbank Agreed Rate
LIBOR	London Interbank Offered Rate
MBNA	Maryland Bank National Association
MIBOR	Mumbai Interbank Offered Rate
MOS	Moscow Prime Offered Rate
MTN	Medium Term Note
NZDBBR	New Zealand Bank Bill Rate
TBA	To Be Announced
TELBOR	Tel Aviv Interbank Offered Rate
WIBOR	Warsaw Interbank Offered Rate
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian New Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
ZAR	South African Rand

SEE NOTES TO FINANCIAL STATEMENTS.

A225

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $228,897,904; cash collateral of $237,482,300 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2013.

(f)	Indicates a restricted security; the aggregate cost of such securities is $29,437,794. The aggregate value of $29,626,073 is approximately 0.9% of net assets.

(g)	Indicates a security that has been deemed illiquid.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(s)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Long Positions:
99	10 Year U.S. Treasury Notes	Mar. 2014	$12,310,300	$12,181,641	$(128,659)
1	2 Year U.S. Treasury Notes	Mar. 2014	219,986	219,812	(174)
5,665	5 Year U.S. Treasury Notes	Mar. 2014	682,304,853	675,905,312	(6,399,541)

					(6,528,374)

Short Positions:
62	10 Year Euro-Bund	Mar. 2014	12,052,784	11,870,326	182,458
96	5 Year Euro-Bobl	Mar. 2014	16,603,374	16,433,182	170,192
25	20 Year U.S. Treasury Bonds	Mar. 2014	3,245,590	3,207,812	37,778
319	30 Year U.S. Ultra Treasury Bonds	Mar. 2014	44,122,279	43,463,750	658,529

					1,048,957

					$(5,479,417)

Forward foreign currency exchange contracts outstanding at December 31, 2013:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 01/23/14	Citigroup Global Markets	AUD	7,924	$7,581,064	$7,064,106	$(516,958)
Expiring 01/23/14	JPMorgan Chase	AUD	3,544	3,324,700	3,159,677	(165,023)
Expiring 01/23/14	JPMorgan Chase	AUD	1,806	1,705,000	1,610,280	(94,720)
Expiring 01/23/14	JPMorgan Chase	AUD	1,796	1,675,800	1,600,900	(74,900)
Brazilian Real,
Expiring 01/17/14	Citigroup Global Markets	BRL	3,717	1,666,700	1,568,497	(98,203)
Expiring 01/22/14	Citigroup Global Markets	BRL	3,567	1,592,545	1,503,398	(89,147)
British Pound,
Expiring 01/27/14	Barclays Capital Group	GBP	2,971	4,854,000	4,919,446	65,446
Expiring 01/27/14	Barclays Capital Group	GBP	1,011	1,646,500	1,674,008	27,508
Expiring 01/27/14	Citigroup Global Markets	GBP	3,015	4,933,800	4,991,266	57,466
Expiring 01/27/14	Citigroup Global Markets	GBP	1,971	3,227,400	3,263,051	35,651
Expiring 01/27/14	Citigroup Global Markets	GBP	1,364	2,235,600	2,258,787	23,187
Expiring 01/27/14	JPMorgan Chase	GBP	2,070	3,327,400	3,426,776	99,376
Canadian Dollar,
Expiring 01/22/14	Barclays Capital Group	CAD	2,498	2,386,900	2,350,115	(36,785)
Expiring 01/22/14	Citigroup Global Markets	CAD	2,494	2,385,500	2,346,622	(38,878)
Expiring 01/22/14	Citigroup Global Markets	CAD	1,764	1,686,200	1,659,655	(26,545)
Expiring 01/22/14	Deutsche Bank	CAD	2,639	2,558,520	2,482,743	(75,777)
Expiring 01/22/14	Deutsche Bank	CAD	2,639	2,559,322	2,482,743	(76,579)
Expiring 01/22/14	Goldman Sachs & Co.	CAD	2,463	2,359,700	2,317,377	(42,323)

SEE NOTES TO FINANCIAL STATEMENTS.

A226

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Canadian Dollar (continued)
Expiring 01/22/14	JPMorgan Chase	CAD	3,561	$3,409,900	$3,349,983	$(59,917)
Expiring 01/22/14	JPMorgan Chase	CAD	1,761	1,675,800	1,656,449	(19,351)
Chinese Yuan,
Expiring 01/15/14	Citigroup Global Markets	CNY	33,632	5,488,496	5,550,205	61,709
Expiring 01/15/14	Hong Kong & Shanghai Bank	CNY	19,399	3,166,061	3,201,318	35,257
Expiring 01/15/14	JPMorgan Chase	CNY	20,419	3,332,238	3,369,731	37,493
Expiring 01/15/14	UBS AG	CNY	19,465	3,175,724	3,212,242	36,518
Colombian Peso,
Expiring 01/22/14	Citigroup Global Markets	COP	1,955,345	1,029,400	1,012,650	(16,750)
Czech Koruna,
Expiring 01/24/14	Barclays Capital Group	CZK	64,259	3,450,300	3,236,476	(213,824)
Euro,
Expiring 01/27/14	Barclays Capital Group	EUR	1,040	1,400,954	1,431,380	30,426
Expiring 01/27/14	Barclays Capital Group	EUR	959	1,312,688	1,319,285	6,597
Expiring 01/27/14	Citigroup Global Markets	EUR	4,211	5,683,809	5,792,421	108,612
Expiring 01/27/14	Citigroup Global Markets	EUR	3,965	5,370,964	5,454,476	83,512
Expiring 01/27/14	Citigroup Global Markets	EUR	1,678	2,312,500	2,308,955	(3,545)
Expiring 01/27/14	Citigroup Global Markets	EUR	644	887,268	885,702	(1,566)
Expiring 01/27/14	Citigroup Global Markets	EUR	576	782,299	791,805	9,506
Expiring 01/27/14	Credit Suisse First Boston Corp.	EUR	19,133	26,373,839	26,321,701	(52,138)
Expiring 01/27/14	Goldman Sachs & Co.	EUR	4,938	6,654,800	6,793,758	138,958
Expiring 01/27/14	Goldman Sachs & Co.	EUR	2,480	3,324,600	3,411,667	87,067
Expiring 01/27/14	Goldman Sachs & Co.	EUR	1,248	1,720,600	1,716,268	(4,332)
Expiring 01/27/14	JPMorgan Chase	EUR	2,424	3,293,100	3,335,025	41,925
Expiring 01/27/14	UBS AG	EUR	3,951	5,331,197	5,434,761	103,564
Hungarian Forint,
Expiring 01/24/14	Citigroup Global Markets	HUF	369,662	1,712,700	1,708,339	(4,361)
Expiring 01/24/14	Citigroup Global Markets	HUF	180,067	820,391	832,153	11,762
Expiring 01/24/14	Citigroup Global Markets	HUF	180,067	820,167	832,153	11,986
Expiring 01/24/14	Deutsche Bank	HUF	850,744	3,932,075	3,931,584	(491)
Expiring 01/24/14	Hong Kong & Shanghai Bank	HUF	850,744	3,959,710	3,931,584	(28,126)
Expiring 01/24/14	UBS AG	HUF	701,248	3,217,400	3,240,714	23,314
Indian Rupee,
Expiring 02/03/14	Citigroup Global Markets	INR	105,344	1,675,100	1,688,827	13,727
Expiring 02/03/14	UBS AG	INR	556,700	8,746,611	8,924,783	178,172
Expiring 02/03/14	UBS AG	INR	306,626	4,869,005	4,915,694	46,689
Japanese Yen,
Expiring 01/27/14	Citigroup Global Markets	JPY	52,969	528,757	503,046	(25,711)
Malaysian Ringgit,
Expiring 01/16/14	UBS AG	MYR	5,259	1,628,000	1,603,938	(24,062)
Mexican Peso,
Expiring 01/22/14	Barclays Capital Group	MXN	30,736	2,327,200	2,349,634	22,434
Expiring 01/22/14	Citigroup Global Markets	MXN	44,294	3,421,600	3,386,050	(35,550)
Expiring 01/22/14	Citigroup Global Markets	MXN	42,066	3,236,000	3,215,721	(20,279)
Expiring 01/22/14	Citigroup Global Markets	MXN	29,783	2,284,400	2,276,749	(7,651)
Expiring 01/22/14	Citigroup Global Markets	MXN	29,203	2,265,300	2,232,431	(32,869)
Expiring 01/22/14	JPMorgan Chase	MXN	100,407	7,780,386	7,675,664	(104,722)
Expiring 01/22/14	UBS AG	MXN	30,022	2,295,100	2,295,061	(39)
New Zealand Dollar,
Expiring 01/23/14	Citigroup Global Markets	NZD	8,350	6,948,663	6,855,473	(93,190)
Expiring 01/23/14	JPMorgan Chase	NZD	2,077	1,703,900	1,705,160	1,260
Expiring 10/23/14	Goldman Sachs & Co.	NZD	4,230	3,409,900	3,389,203	(20,697)
Norwegian Krone,
Expiring 01/24/14	Barclays Capital Group	NOK	24,378	4,110,400	4,015,531	(94,869)
Expiring 01/24/14	Barclays Capital Group	NOK	14,295	2,329,200	2,354,606	25,406
Expiring 01/24/14	Barclays Capital Group	NOK	13,820	2,259,200	2,276,376	17,176
Expiring 01/24/14	Citigroup Global Markets	NOK	13,848	2,252,500	2,281,103	28,603
Expiring 01/24/14	Deutsche Bank	NOK	19,427	3,196,100	3,199,985	3,885
Expiring 01/24/14	JPMorgan Chase	NOK	5,389	906,186	887,654	(18,532)

SEE NOTES TO FINANCIAL STATEMENTS.

A227

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Norwegian Krone (continued)
Expiring 01/24/14	JPMorgan Chase	NOK	5,389	$906,126	$887,654	$(18,472)
Expiring 01/24/14	Morgan Stanley	NOK	20,090	3,409,900	3,309,142	(100,758)
Peruvian Nuevo Sol,
Expiring 02/04/14	Citigroup Global Markets	PEN	8,962	3,213,162	3,185,400	(27,762)
Philippine Peso,
Expiring 01/17/14	Citigroup Global Markets	PHP	279,437	6,407,052	6,297,720	(109,332)
Polish Zloty,
Expiring 01/24/14	Citigroup Global Markets	PLN	14,875	4,854,000	4,916,237	62,237
Expiring 01/24/14	Citigroup Global Markets	PLN	7,248	2,329,200	2,395,353	66,153
Expiring 01/24/14	JPMorgan Chase	PLN	31,129	10,176,252	10,288,072	111,820
Romanian Leu,
Expiring 01/24/14	Barclays Capital Group	RON	16,171	4,962,002	4,969,865	7,863
Expiring 01/24/14	Barclays Capital Group	RON	16,171	4,965,811	4,969,865	4,054
Russian Ruble,
Expiring 01/17/14	Citigroup Global Markets	RUB	54,538	1,666,700	1,653,184	(13,516)
Expiring 01/22/14	Citigroup Global Markets	RUB	53,574	1,617,741	1,622,511	4,770
Expiring 01/22/14	UBS AG	RUB	165,906	4,991,900	5,024,532	32,632
Singapore Dollar,
Expiring 01/17/14	Credit Suisse First Boston Corp.	SGD	6,108	4,913,348	4,840,382	(72,966)
Expiring 01/17/14	Deutsche Bank	SGD	6,108	4,915,227	4,840,383	(74,844)
South African Rand,
Expiring 01/30/14	Barclays Capital Group	ZAR	16,047	1,607,163	1,522,995	(84,168)
Expiring 01/30/14	Barclays Capital Group	ZAR	775	73,668	73,525	(143)
Expiring 01/30/14	Citigroup Global Markets	ZAR	16,849	1,657,500	1,599,135	(58,365)
South Korean Won,
Expiring 01/17/14	Citigroup Global Markets	KRW	5,292,996	4,885,000	5,009,212	124,212
Swedish Krona,
Expiring 01/24/14	Barclays Capital Group	SEK	21,560	3,288,300	3,350,553	62,253
Expiring 01/24/14	Barclays Capital Group	SEK	15,122	2,295,500	2,350,095	54,595
Expiring 01/24/14	Barclays Capital Group	SEK	14,789	2,259,200	2,298,369	39,169
Expiring 01/24/14	Credit Suisse First Boston Corp.	SEK	41,783	6,532,294	6,493,443	(38,851)
Expiring 01/24/14	Deutsche Bank	SEK	20,543	3,196,100	3,192,514	(3,586)
Expiring 01/24/14	UBS AG	SEK	15,422	2,369,000	2,396,767	27,767
Swiss Franc,
Expiring 01/24/14	Credit Suisse First Boston Corp.	CHF	4,601	5,161,800	5,158,976	(2,824)
Expiring 01/24/14	Deutsche Bank	CHF	1,533	1,720,600	1,718,601	(1,999)
Turkish Lira,
Expiring 01/30/14	Citigroup Global Markets	TRY	4,753	2,320,300	2,197,350	(122,950)
Expiring 01/30/14	Citigroup Global Markets	TRY	4,742	2,327,300	2,192,463	(134,837)
Expiring 01/30/14	Citigroup Global Markets	TRY	3,364	1,657,500	1,555,511	(101,989)
Expiring 01/30/14	Goldman Sachs & Co.	TRY	2,066	998,200	954,957	(43,243)
Expiring 01/30/14	JPMorgan Chase	TRY	4,788	2,329,200	2,213,440	(115,760)

				$327,526,185	$326,253,127	$(1,273,058)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 01/23/14	Citigroup Global Markets	AUD	1,800	$1,675,800	$1,604,595	$71,205
Expiring 01/23/14	Citigroup Global Markets	AUD	1,192	1,125,075	1,062,987	62,088
Expiring 01/23/14	Goldman Sachs & Co.	AUD	3,597	3,303,300	3,206,451	96,849
Expiring 01/23/14	Goldman Sachs & Co.	AUD	2,508	2,360,600	2,235,671	124,929
Expiring 01/23/14	Goldman Sachs & Co.	AUD	1,439	1,340,700	1,282,926	57,774
Expiring 01/23/14	JPMorgan Chase	AUD	4,338	4,140,300	3,867,247	273,053
Brazilian Real,
Expiring 01/22/14	Citigroup Global Markets	BRL	3,868	1,725,100	1,629,987	95,113
Expiring 01/22/14	Citigroup Global Markets	BRL	786	338,400	331,223	7,177

SEE NOTES TO FINANCIAL STATEMENTS.

A228

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
British Pound,
Expiring 01/27/14	Citigroup Global Markets	GBP	5,596	$9,042,181	$9,264,278	$(222,097)
Expiring 01/27/14	Credit Suisse First Boston Corp.	GBP	2,006	3,250,741	3,321,165	(70,424)
Expiring 01/27/14	JPMorgan Chase	GBP	3,947	6,434,800	6,534,391	(99,591)
Expiring 01/27/14	JPMorgan Chase	GBP	2,136	3,450,300	3,536,336	(86,036)
Canadian Dollar,
Expiring 01/22/14	Citigroup Global Markets	CAD	4,845	4,591,000	4,558,453	32,547
Expiring 01/22/14	Citigroup Global Markets	CAD	2,777	2,642,600	2,613,115	29,485
Expiring 01/22/14	Goldman Sachs & Co.	CAD	2,864	2,752,900	2,694,923	57,977
Expiring 01/22/14	JPMorgan Chase	CAD	2,506	2,408,800	2,357,607	51,193
Expiring 01/22/14	UBS AG	CAD	6,983	6,654,800	6,570,311	84,489
Colombian Peso,
Expiring 01/22/14	Citigroup Global Markets	COP	1,747,722	922,427	905,124	17,303
Czech Koruna,
Expiring 01/24/14	Deutsche Bank	CZK	64,701	3,409,900	3,258,765	151,135
Euro,
Expiring 01/27/14	Barclays Capital Group	EUR	2,355	3,219,378	3,239,389	(20,011)
Expiring 01/27/14	Barclays Capital Group	EUR	1,009	1,388,774	1,388,141	633
Expiring 01/27/14	Credit Suisse First Boston Corp.	EUR	3,499	4,806,448	4,813,853	(7,405)
Expiring 01/27/14	Goldman Sachs & Co.	EUR	7,274	9,888,700	10,006,522	(117,822)
Expiring 01/27/14	UBS AG	EUR	3,948	5,337,466	5,431,782	(94,316)
Hungarian Forint,
Expiring 01/24/14	Barclays Capital Group	HUF	295,431	1,315,300	1,365,289	(49,989)
Expiring 01/24/14	Citigroup Global Markets	HUF	365,069	1,644,600	1,687,111	(42,511)
Expiring 01/24/14	Hong Kong & Shanghai Bank	HUF	1,814,531	8,178,900	8,385,585	(206,685)
Indian Rupee,
Expiring 03/04/14	Citigroup Global Markets	INR	109,225	1,664,000	1,739,848	(75,848)
Expiring 03/04/14	Citigroup Global Markets	INR	102,114	1,629,400	1,626,585	2,815
Expiring 03/04/14	Citigroup Global Markets	INR	82,170	1,283,100	1,308,884	(25,784)
Expiring 03/04/14	UBS AG	INR	251,430	4,365,100	4,005,033	360,067
Expiring 03/04/14	UBS AG	INR	193,545	3,301,400	3,082,978	218,422
Expiring 03/04/14	UBS AG	INR	143,878	2,476,600	2,291,839	184,761
Expiring 03/04/14	UBS AG	INR	77,901	1,343,000	1,240,883	102,117
Japanese Yen,
Expiring 01/27/14	Barclays Capital Group	JPY	182,282	1,874,779	1,731,134	143,645
Malaysian Ringgit,
Expiring 01/16/14	Citigroup Global Markets	MYR	5,259	1,635,442	1,603,938	31,504
Mexican Peso,
Expiring 01/22/14	Citigroup Global Markets	MXN	64,849	4,930,800	4,957,381	(26,581)
Expiring 01/22/14	Citigroup Global Markets	MXN	22,567	1,725,100	1,725,143	(43)
Expiring 01/22/14	Credit Suisse First Boston Corp.	MXN	53,819	4,151,800	4,114,224	37,576
Expiring 01/22/14	Morgan Stanley	MXN	53,809	4,129,400	4,113,413	15,987
Expiring 01/22/14	UBS AG	MXN	17,304	1,317,200	1,322,809	(5,609)
New Zealand Dollar,
Expiring 01/23/14	Citigroup Global Markets	NZD	6,056	4,918,900	4,971,564	(52,664)
Expiring 01/23/14	Goldman Sachs & Co.	NZD	2,080	1,725,100	1,707,279	17,821
Expiring 01/23/14	Goldman Sachs & Co.	NZD	1,243	1,026,500	1,020,335	6,165
Expiring 01/23/14	Morgan Stanley	NZD	4,956	4,129,400	4,069,155	60,245
Norwegian Krone,
Expiring 01/24/14	Citigroup Global Markets	NOK	12,101	1,972,300	1,993,223	(20,923)
Expiring 01/24/14	Hong Kong & Shanghai Bank	NOK	20,729	3,351,600	3,414,542	(62,942)
Expiring 01/24/14	Morgan Stanley	NOK	34,664	5,732,900	5,709,849	23,051
Peruvian Nuevo Sol,
Expiring 02/04/14	Citigroup Global Markets	PEN	9,375	3,314,900	3,331,854	(16,954)
Philippine Peso,
Expiring 01/17/14	Citigroup Global Markets	PHP	56,134	1,300,388	1,265,098	35,290
Expiring 03/17/14	Citigroup Global Markets	PHP	218,505	4,991,900	4,928,565	63,335
Polish Zloty,
Expiring 01/24/14	Citigroup Global Markets	PLN	12,622	4,110,400	4,171,641	(61,241)

SEE NOTES TO FINANCIAL STATEMENTS.

A229

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Polish Zloty (continued)
Expiring 01/24/14	Hong Kong & Shanghai Bank	PLN	10,673	$3,407,900	$3,527,439	$(119,539)
Romanian Leu,
Expiring 01/24/14	JPMorgan Chase	RON	16,277	4,918,100	5,002,499	(84,399)
Russian Ruble,
Expiring 01/22/14	Citigroup Global Markets	RUB	166,164	4,991,900	5,032,364	(40,464)
Expiring 01/22/14	Citigroup Global Markets	RUB	77,779	2,346,100	2,355,575	(9,475)
Expiring 01/22/14	Citigroup Global Markets	RUB	36,600	1,125,100	1,108,433	16,667
Singapore Dollar,
Expiring 01/17/14	Citigroup Global Markets	SGD	2,871	2,295,500	2,275,171	20,329
Expiring 01/17/14	Goldman Sachs & Co.	SGD	3,296	2,629,700	2,611,934	17,766
Expiring 01/17/14	UBS AG	SGD	6,233	4,991,900	4,938,978	52,922
South African Rand,
Expiring 01/30/14	Citigroup Global Markets	ZAR	13,617	1,317,200	1,292,364	24,836
Expiring 01/30/14	JPMorgan Chase	ZAR	21,074	2,044,700	2,000,049	44,651
South Korean Won,
Expiring 01/17/14	Citigroup Global Markets	KRW	1,795,123	1,664,000	1,698,878	(34,878)
Expiring 01/17/14	UBS AG	KRW	3,589,248	3,328,000	3,396,810	(68,810)
Swedish Krona,
Expiring 01/24/14	Barclays Capital Group	SEK	15,554	2,346,100	2,417,191	(71,091)
Expiring 01/24/14	Morgan Stanley	SEK	22,108	3,409,900	3,435,748	(25,848)
Expiring 01/24/14	UBS AG	SEK	50,593	7,766,400	7,862,609	(96,209)
Expiring 01/24/14	UBS AG	SEK	19,730	3,068,900	3,066,219	2,681
Swiss Franc,
Expiring 01/24/14	Credit Suisse First Boston Corp.	CHF	6,134	6,826,738	6,877,577	(50,839)
Turkish Lira,
Expiring 01/30/14	Citigroup Global Markets	TRY	94,604	47,050,979	43,738,394	3,312,585
Expiring 01/30/14	Deutsche Bank	TRY	8,055	3,944,600	3,723,891	220,709
Expiring 01/30/14	Deutsche Bank	TRY	2,774	1,380,100	1,282,583	97,517
Expiring 01/30/14	Goldman Sachs & Co.	TRY	10,121	4,939,600	4,679,162	260,438

				$285,544,116	$280,924,292	$4,619,824

Cross currency exchange contracts outstanding at December 31, 2013:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation (Depreciation)	Counterparty
01/24/14	Buy	EUR	1,242	PLN	5,250	$(26,912)	Goldman Sachs & Co.
01/27/14	Buy	EUR	3,546	GBP	2,991	(73,810)	Goldman Sachs & Co.
01/27/14	Buy	EUR	2,393	GBP	2,000	(18,873)	JPMorgan Chase
01/24/14	Buy	SEK	15,130	EUR	1,704	7,897	Goldman Sachs & Co.

						$(111,698)

Interest rate swap agreements outstanding at December 31, 2013:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
$31,465	12/14/14	0.351%	3 month LIBOR(1)	$15,902	$—	$15,902	Citigroup Global Markets
35,340	01/25/16	0.502%	3 month LIBOR(2)	(60,158)	—	(60,158)	Citigroup Global Markets
57,085	08/31/17	0.751%	3 month LIBOR(2)	757,755	—	757,755	Bank of Nova Scotia
1,700	04/18/18	0.986%	6 month LIBOR(2)	40,208	—	40,208	Citigroup Global Markets
9,504	05/17/18	0.989%	3 month LIBOR(2)	205,456	—	205,456	Credit Suisse First Boston Corp.
2,140	10/02/19	1.291%	3 month LIBOR(1)	(88,321)	—	(88,321)	Barclays Capital Group
18,565	11/15/19	1.334%	3 month LIBOR(2)	804,953	—	804,953	Citigroup Global Markets
4,340	04/19/20	1.441%	6 month LIBOR(2)	232,587	—	232,587	Citigroup Global Markets

SEE NOTES TO FINANCIAL STATEMENTS.

A230

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest rate swap agreements outstanding at December 31, 2013 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements (continued)
	$4,250	12/13/27	2.200%	3 month LIBOR(1)	$(651,733)	$—	$(651,733)	Barclays Capital Group
AUD	2,090	12/19/32	4.423%	6 month BBSW(1)	(127,557)	—	(127,557)	Barclays Capital Group
AUD	590	12/20/32	4.420%	6 month BBSW(1)	(36,320)	—	(36,320)	Citigroup Global Markets
BRL	12,519	01/01/17	0.000%	1 day BROIS(1)	(402,156)	—	(402,156)	Barclays Capital Group
BRL	9,386	01/01/17	0.000%	1 day BROIS(2)	(441,196)	—	(441,196)	Citigroup Global Markets
BRL	57,501	01/02/17	0.000%	1 day BROIS(1)	(972,060)	—	(972,060)	Hong Kong & Shanghai Bank
COP	3,175,000	11/19/18	5.380%	1 day COBOR(1)	19,722	—	19,722	Deutsche Bank
COP	3,175,000	11/20/18	5.290%	1 day COBOR(1)	12,870	—	12,870	Deutsche Bank
EUR	28,605	12/14/14	0.349%	6 month EURIBOR(2)	16,897	—	16,897	Citigroup Global Markets
EUR	29,470	01/25/16	0.695%	6 month EURIBOR(1)	370,948	—	370,948	Citigroup Global Markets
EUR	3,330	12/13/27	2.065%	6 month EURIBOR(2)	252,879	—	252,879	Barclays Capital Group
ILS	66,900	11/20/18	2.163%	3 month TELBOR(1)	(104,929)	—	(104,929)	Barclays Capital Group
INR	219,000	05/03/23	7.000%	1 day MIBOR(1)	(325,870)	—	(325,870)	Barclays Capital Group
MXN	75,000	12/02/15	5.080%	28 day Mexican interbank rate(1)	96,601	—	96,601	Morgan Stanley
MXN	119,600	06/20/18	6.020%	28 day Mexican interbank rate(1)	262,689	—	262,689	Credit Suisse First Boston Corp.
MXN	120,800	11/09/18	5.410%	28 day Mexican interbank rate(1)	(35,294)	—	(35,294)	Deutsche Bank
MXN	64,200	05/25/22	6.370%	28 day Mexican interbank rate(1)	(56,869)	—	(56,869)	Morgan Stanley
MXN	155,800	04/28/23	5.100%	28 day Mexican interbank rate(1)	(1,484,343)	—	(1,484,343)	Barclays Capital Group
MXN	60,000	10/20/23	6.540%	28 day Mexican interbank rate(1)	(100,276)	—	(100,276)	Deutsche Bank
NZD	3,000	10/25/16	4.000%	3 month NZDBBR(1)	(4,041)	—	(4,041)	Citigroup Global Markets
NZD	3,000	11/11/16	3.760%	3 month NZDBBR(1)	(23,239)	—	(23,239)	Citigroup Global Markets
NZD	3,300	03/26/17	3.810%	3 month NZDBBR(1)	(11,590)	—	(11,590)	Hong Kong & Shanghai Bank
NZD	3,470	08/12/18	4.142%	3 month NZDBBR(1)	(22,044)	—	(22,044)	Citigroup Global Markets
NZD	2,600	08/13/18	4.218%	3 month NZDBBR(1)	(9,298)	—	(9,298)	Barclays Capital Group
NZD	2,600	08/13/18	4.160%	3 month NZDBBR(1)	(14,874)	—	(14,874)	Citigroup Global Markets
NZD	1,970	09/25/22	3.790%	3 month NZDBBR(1)	(142,691)	—	(142,691)	Citigroup Global Markets
NZD	3,525	08/12/23	4.648%	3 month NZDBBR(1)	(87,894)	—	(87,894)	Citigroup Global Markets
NZD	2,565	08/13/23	4.730%	3 month NZDBBR(1)	(50,204)	—	(50,204)	Barclays Capital Group
NZD	2,565	08/13/23	4.668%	3 month NZDBBR(1)	(60,687)	—	(60,687)	Citigroup Global Markets
PLN	49,900	06/28/18	3.736%	6 month WIBOR(1)	407,013	—	407,013	Citigroup Global Markets
RUB	147,500	05/17/23	7.250%	3 month MOS(1)	56,343	—	56,343	Credit Suisse First Boston Corp.
RUB	147,500	05/20/23	7.250%	3 month MOS(1)	54,694	—	54,694	Credit Suisse First Boston Corp.
ZAR	100,000	06/25/18	7.420%	3 month JIBAR(1)	81,357	—	81,357	Barclays Capital Group
ZAR	20,000	09/03/33	8.970%	3 month JIBAR(1)	33,871	—	33,871	Hong Kong & Shanghai Bank

					$(1,590,899)	$—	$(1,590,899)

SEE NOTES TO FINANCIAL STATEMENTS.

A231

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest rate swap agreements outstanding at December 31, 2013 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements:
	$38,940	08/29/15	0.740%	3 month LIBOR(2)	$189	$(101,917)	$(102,106)
	82,585	02/28/18	1.649%	3 month LIBOR(2)	522	(756,957)	(757,479)
	58,245	08/31/20	2.220%	3 month LIBOR(2)	499	577,223	576,724
	56,000	08/31/20	2.219%	3 month LIBOR(2)	486	558,415	557,929
	47,275	08/31/20	2.085%	3 month LIBOR(2)	434	874,105	873,671
	13,220	08/31/20	2.490%	3 month LIBOR(2)	229	(96,400)	(96,629)
	14,995	01/13/22	2.457%	3 month LIBOR(2)	240	310,158	309,918
	16,695	01/31/22	2.505%	3 month LIBOR(2)	250	298,725	298,475
	250	05/09/23	1.955%	3 month LIBOR(1)	2	(21,985)	(21,987)
	48,300	08/07/23	4.248%	3 month LIBOR(1)	—	(595,978)	(595,978)
	21,040	08/08/23	4.282%	3 month LIBOR(1)	245	(229,246)	(229,491)
	21,040	08/09/23	4.231%	3 month LIBOR(1)	245	(275,399)	(275,644)
EUR	74,200	09/11/15	0.565%	6 month EURIBOR(2)	455	(151,931)	(152,386)
GBP	5,900	11/21/23	2.761%	6 month LIBOR(1)	319	(188,105)	(188,424)
HUF	2,280,000	11/18/18	4.340%	6 month BUBOR(1)	47	122,716	122,669
HUF	202,000	09/02/23	6.085%	6 month BUBOR(1)	8	65,467	65,459
HUF	1,000,000	09/03/23	5.940%	6 month BUBOR(1)	36	272,447	272,411
NZD	51,910	09/01/15	3.858%	3 month NZDBBR(1)	157	(91,195)	(91,352)
PLN	45,000	09/03/18	3.985%	6 month WIBOR(1)	109	220,925	220,816
PLN	16,500	11/18/23	4.020%	6 month WIBOR(1)	91	(84,135)	(84,226)
ZAR	63,200	11/14/23	8.190%	3 month JIBAR(1)	64	(13,541)	(13,605)

					$4,627	$693,392	$688,765

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at December 31, 2013:

Reference Entity/Obligation	Termination Date	Notional Amount (000)#(3)	Fixed Rate	Value at Trade Date	Value at December 31, 2013	Unrealized Depreciation
Exchange-traded credit default swaps – Buy Protection(1):
CDX.NA.IG.20	06/20/18	$110,000	1.000%	$(830,973)	$(2,186,891)	$(1,355,918)
CDX.NA.IG.21	12/20/18	374,500	1.000%	(3,792,785)	(6,700,436)	(2,907,651)

				$(4,623,758)	$(8,887,327)	$(4,263,569)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
Over-the-counter credit default swaps on credit indices – Buy Protection(1):
CDX.NA.IG.20	06/20/18	1.000%	$200,000	$(4,037,775)	$(2,607,828)	$(1,429,947)	Bank of America
CDX.NA.IG.20	06/20/18	1.000%	200,000	(4,037,776)	(2,385,606)	(1,652,170)	Barclays Capital Group

				$(8,075,551)	$(4,993,434)	$(3,082,117)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on credit indices – Sell Protection(2):
CDX.NA.HY.17	12/20/16	5.000%	$42,720	$3,993,572	$1,845,267	$2,148,305	Deutsche Bank

SEE NOTES TO FINANCIAL STATEMENTS.

A232

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Credit default swap agreements outstanding at December 31, 2013 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on credit indices – Sell Protection(2) (continued)
CDX.NA.HY.17	12/20/16	5.000%	$30,000	$2,804,475	$1,370,833	$1,433,642	Deutsche Bank
CDX.NA.HY.17	12/20/16	5.000%	26,880	2,512,810	1,177,867	1,334,943	Deutsche Bank
CDX.NA.HY.17	12/20/16	5.000%	15,600	1,458,327	654,333	803,994	Credit Suisse First Boston Corp.

				$10,769,184	$5,048,300	$5,720,884

The Portfolio entered into credit default swaps as the protection seller on credit indices to take an active short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Currency swap agreements outstanding at December 31, 2013:

Notional Amount (000)#	Fund Receives	Notional Amount (000)#		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Over-the-counter swap agreements:
$ 4,465	3 month LIBOR	EUR	3,450	3 Month EURIBOR minus 28.25 bps	Barclays Capital Group	10/17/14	$(269,461)	$—	$(269,461)
1,234	3 month LIBOR	EUR	950	3 Month EURIBOR minus 30.5 bps	Barclays Capital Group	12/04/14	(69,812)	—	(69,812)
35,059	3 month LIBOR	EUR	26,430	3 Month EURIBOR minus 26.25 bps	Barclays Capital Group	01/25/15	(1,199,962)	—	(1,199,962)
2,543	3 month LIBOR	EUR	1,950	3 Month EURIBOR minus 31.7 bps	Barclays Capital Group	12/14/15	(127,505)	—	(127,505)
14,515	3 month LIBOR	EUR	11,000	3 Month EURIBOR minus 28.25 bps	Barclays Capital Group	01/04/16	(546,700)	—	(546,700)
2,108	3 month LIBOR	JPY	210,000	3 Month JPY LIBOR minus 38.429 bps	Barclays Capital Group	10/12/16	129,205	—	129,205
4,551	7.70%	TRY	8,760	3 month LIBOR	Barclays Capital Group	07/22/18	(578,157)	—	(578,157)

SEE NOTES TO FINANCIAL STATEMENTS.

A233

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Currency swap agreements outstanding at December 31, 2013 (continued):

Notional Amount (000)#	Fund Receives	Notional Amount (000)#		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Over-the-counter swap agreements (continued)
$ 4,810	7.71%	TRY	9,250	3 month LIBOR	Barclays Capital Group	07/23/18	$(614,883)	$—	$(614,883)
29,284	3 month LIBOR	EUR	22,010	3 Month EURIBOR minus 26 bps	Citigroup Global Markets	01/25/15	(911,994)	—	(911,994)
1,748	3 month LIBOR	JPY	170,355	3 Month JPY LIBOR minus 32.75 bps	Citigroup Global Markets	05/05/15	134,722	—	134,722
1,284	3 month LIBOR	JPY	100,000	4.50%	Citigroup Global Markets	06/08/15	310,227	(73,634)	383,861
256	3 month LIBOR	JPY	20,000	4.50%	Citigroup Global Markets	06/08/15	66,233	(10,063)	76,296
1,562	3 month LIBOR	EUR	1,210	3 Month EURIBOR minus 30 bps	Citigroup Global Markets	09/26/15	(95,966)	—	(95,966)
2,527	3 month LIBOR	EUR	1,920	3 Month EURIBOR minus 30 bps	Citigroup Global Markets	12/18/15	(103,523)	—	(103,523)
706	3 month LIBOR	JPY	55,000	3.45%	Citigroup Global Markets	03/24/17	210,422	4,501	205,921
2,658	3 month LIBOR	EUR	2,180	4.25%	Citigroup Global Markets	07/14/17	(561,987)	(227,068)	(334,919)
269	3 month LIBOR	EUR	220	4.25%	Citigroup Global Markets	07/14/17	(57,092)	(25,141)	(31,951)
1,928	3 month LIBOR	EUR	1,500	3 Month EURIBOR minus 29.5 bps	Credit Suisse First Boston Corp.	10/02/14	(130,120)	—	(130,120)
9,884	3 month LIBOR	EUR	7,500	3 Month EURIBOR minus 30.5 bps	Credit Suisse First Boston Corp.	12/20/15	(389,385)	—	(389,385)
5,742	3 month LIBOR	EUR	4,405	3 Month EURIBOR minus 28.75 bps	Hong Kong & Shanghai Bank	10/18/14	(301,371)	—	(301,371)
7,678	3 month LIBOR	EUR	5,760	3 Month EURIBOR minus 25.75 bps	Hong Kong & Shanghai Bank	01/17/15	(224,683)	—	(224,683)
14,199	3 month LIBOR	EUR	10,700	3 Month EURIBOR minus 26 bps	Hong Kong & Shanghai Bank	01/25/15	(480,902)	—	(480,902)
1,333	3 month LIBOR	EUR	1,000	3 Month EURIBOR minus 25.75 bps	Hong Kong & Shanghai Bank	01/25/15	(38,441)	—	(38,441)
35,770	8.69%	TRY	74,330	3 month LIBOR	Hong Kong & Shanghai Bank	09/09/15	(477,259)	—	(477,259)
2,072	3 month LIBOR	EUR	1,600	3 Month EURIBOR minus 30.25 bps	Hong Kong & Shanghai Bank	09/27/15	(121,288)	—	(121,288)
3,268	3 month LIBOR	EUR	2,500	3 Month EURIBOR minus 30.8 bps	Hong Kong & Shanghai Bank	12/17/15	(144,565)	—	(144,565)
5,398	3 month LIBOR	EUR	4,100	3 Month EURIBOR minus 30.25 bps	Hong Kong & Shanghai Bank	12/19/15	(218,747)	—	(218,747)
2,443	3 month LIBOR	EUR	1,900	3 Month EURIBOR minus 31.75 bps	Hong Kong & Shanghai Bank	09/28/17	(150,273)	—	(150,273)
2,574	3 month LIBOR	EUR	2,000	3 Month EURIBOR minus 28.25 bps	JPMorgan Chase	10/11/14	(169,466)	—	(169,466)

SEE NOTES TO FINANCIAL STATEMENTS.

A234

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Currency swap agreements outstanding at December 31, 2013 (continued):

Notional Amount (000)#	Fund Receives	Notional Amount (000)#		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Over-the-counter swap agreements (continued)
$ 8,528	3 month LIBOR	EUR	6,500	3 Month EURIBOR minus 28.375 bps	JPMorgan Chase	10/19/14	$(391,694)	$—	$(391,694)

							$(7,524,427)	$(331,405)	$(7,193,022)

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Debt Obligations	$—	$5,879,866	$—
Collateralized Loan Obligations	—	168,902,008	14,740,800
Non-Residential Mortgage-Backed Securities	—	25,959,005	—
Residential Mortgage-Backed Securities	—	153,023,808	—
Bank Loans	—	62,864,338	4,628,698
Commercial Mortgage-Backed Securities	—	471,338,030	—
Corporate Bonds	—	1,008,172,044	9,251,968
Foreign Government Bonds	—	14,284,549	—
Municipal Bonds	—	61,401,031	—
Non-Corporate Foreign Agencies	—	92,067,437	—
Sovereigns	—	202,028,583	—
U.S. Government Agency Obligations	—	566,560,995	—
U.S. Treasury Obligations	—	301,295,170	—
Affiliated Money Market Mutual Fund	573,687,492	—	—
Other Financial Instruments*
Futures Contracts	(5,479,417)	—	—
Foreign Forward Currency Contracts	—	3,235,068	—
Interest Rate Swaps	688,765	(1,590,899)	—
Credit Default Swaps	(4,263,569)	2,638,767	—
Currency Swap Agreements	—	(7,193,022)	—

Total	$564,633,271	$3,130,866,778	$28,621,466

SEE NOTES TO FINANCIAL STATEMENTS.

A235

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Collateralized Loan Obligations	Bank Loans	Corporate Bonds
Balance as of 12/31/12	$—	$—	$10,131,994
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)**	—	411,785	(382,087)
Purchases	14,740,800	4,216,913	—
Sales	—	—	(497,939)
Accrued discount/premium	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of 12/31/13	$14,740,800	$4,628,698	$9,251,968

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

**	Of which, $29,698 was included in Net Assets relating to securities held at the reporting period end.

Included in the table above, under Level 3 securities, are securities which were each valued using a single broker quote in the absence of a vendor price, a pricing methodology approved by the Board of Trustees. Single broker-dealer price quotations are significant unobservable inputs.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

Affiliated Money Market Mutual Fund (7.4% represents investments purchased with collateral from securities on loan)	17.9%
U.S. Government Agency Obligations	17.7
Commercial Mortgage-Backed Securities	14.7
Banking	10.4
U.S. Treasury Obligations	9.4
Sovereigns	6.3
Collateralized Loan Obligations	5.7
Residential Mortgage-Backed Securities	4.8
Non-Corporate Foreign Agencies	2.9
Insurance	2.0
Telecommunications	2.0
Municipal Bonds	1.9
Energy – Other	1.5
Healthcare & Pharmaceutical	1.4
Cable	1.3
Automotive	1.3
Capital Goods	1.2
Metals	1.2
Media & Entertainment	1.0
Electric	0.9
Tobacco	0.9
Chemicals	0.8
Healthcare Insurance	0.8
Non-Captive Finance	0.8
Non-Residential Mortgage-Backed Securities	0.8
Pipelines & Other	0.8
Technology	0.8
Foods	0.7
Retailers	0.6
Paper	0.5
Energy – Integrated	0.4
Foreign Government Bonds	0.4
Airlines	0.3
Financial Services	0.3
Brokerage	0.2
Building Materials & Construction	0.2
Collateralized Debt Obligations	0.2

Lodging	0.2%
Railroads	0.2
Aerospace & Defense	0.1
Capital Markets	0.1
Commercial Services & Supplies	0.1
Exploration & Production	0.1
Gaming	0.1
Machinery – Construction & Mining	0.1
Medical Supplies & Equipment	0.1
Packaging	0.1
Pharmaceuticals	0.1
Real Estate Investment Trusts	0.1
Textiles, Apparel & Luxury Goods	0.1
Utilities	0.1

116.6
Liabilities in excess of other assets	(16.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A236

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Unrealized appreciation on over-the-counter swap agreements	$5,720,884		Unrealized depreciation on over-the-counter swap agreements	$3,082,117
Credit contracts	Premiums paid for swap agreements	5,052,801		Premiums received for swap agreements	5,329,340
Credit contracts	—	—		Due from broker-variation margin	4,263,569	*
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	8,666,466		Unrealized depreciation on foreign currency forward contracts	5,431,398
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	4,652,750		Unrealized depreciation on over-the-counter swap agreements	13,436,671
Interest rate contracts	Due from broker-variation margin	4,347,029	*	Due from broker-variation margin	9,137,681	*

Total		$28,439,930			$40,680,776

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Forward Currency Contracts**	Swaps	Total
Interest rate contracts	$(272,504)	$(125,633)	$1,459,979	$—	$9,530,440	$10,592,282
Foreign exchange contracts	—	—	—	(49,244,342)	—	(49,244,342)
Credit contracts	—	—	—	—	(5,737,402)	(5,737,402)

Total	$(272,504)	$(125,633)	$1,459,979	$(49,244,342)	$3,793,038	$(44,389,462)

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

**	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Contracts*	Swaps	Total
Interest rate contracts	$(6,231,014)	$—	$(7,470,644)	$(13,701,658)
Credit contracts	—	—	(1,875,593)	(1,875,593)
Foreign exchange contracts	—	4,451,023	—	4,451,023

Total	$(6,231,014)	$4,451,023	$(9,346,237)	$(11,126,228)

*	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A237

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

For the year ended December 31, 2013, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts - Long Positions(3)	Futures Contracts - Short Positions(3)	Forward Currency Contracts Purchased(4)	Forward Currency Contracts Sold(5)	Interest Rate Swaps(6)	Credit Default Swaps as Buyer(6)	Credit Default Swaps as Writer(6)	Currency Swap Agreements(6)
$398,542	$46,120	$721,081,218	$269,987,366	$419,808,338	$341,315,157	$796,787,000	$647,000,000	$117,560,000	$194,468,635

(1)	Cost.

(2)	Premium Received.

(3)	Value at Trade Date.

(4)	Value at Settlement Date Payable.

(5)	Value at Settlement Date Receivable.

(6)	Notional Amount.

The Portfolio invested in financial instruments and derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument and derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$228,897,904	$—	$—	$228,897,904
Exchange-traded and cleared derivatives	55,997	—	—	55,997
Over-the-counter derivatives*	19,040,100	—	—	19,040,100

				247,994,001

Liabilities:
Exchange-traded and cleared derivatives	—	—	—	—
Over-the-counter derivatives*	(21,950,186)	—	—	(21,950,186)

				(21,950,186)

Collateral Amount Pledged/(Received):
Securities on loan				(228,897,904)
Over-the-counter derivatives				2,847,922

Net Amount				$(6,167)

*	Over-the-counter derivatives may consist of forward foreign currency exchange contracts, options contracts and swap agreements. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation) by counterparty, see the Schedule of Investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A238

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $228,897,904:
Unaffiliated investments (cost $3,195,056,716)	$3,162,398,330
Affiliated investments (cost $573,687,492)	573,687,492
Foreign currency, at value (cost $211,441)	211,228
Receivable for investments sold	102,087,269
Dividends and interest receivable	27,311,223
Unrealized appreciation on over-the-counter swap agreements	10,373,634
Unrealized appreciation on foreign currency forward contracts	8,666,466
Receivable for fund share sold	5,850,977
Premiums paid for swap agreements	5,052,801
Due from broker-variation margin	55,997
Prepaid expenses	29,785
Tax reclaim receivable	4,792

Total Assets	3,895,729,994

LIABILITIES:
Payable for investments purchased	423,931,315
Payable to broker for collateral for securities on loan	237,482,300
Unrealized depreciation on over-the-counter swap agreements	16,518,788
Unrealized depreciation on foreign currency forward contracts	5,431,398
Premiums received for swap agreements	5,329,340
Advisory fees payable	1,715,564
Payable to custodian	358,016
Accrued expenses and other liabilities	243,070
Payable for fund share repurchased	131,292
Distribution fee payable	43,785
Affiliated transfer agent fee payable	417

Total Liabilities	691,185,285

NET ASSETS	$3,204,544,709

Net assets were comprised of:
Paid-in capital	$3,115,420,403
Retained earnings	89,124,306

Net assets, December 31, 2013	$3,204,544,709

Net asset value and redemption price per share, $3,204,544,709 / 303,337,735 outstanding shares of beneficial interest	$10.56

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Interest income	$112,304,487
Affiliated dividend income	849,727
Affiliated income from securities lending, net	609,994

113,764,208

EXPENSES
Advisory fees	23,739,863
Distribution fee (Note 4)	2,938,121
Shareholder servicing fees and expenses (Note 4)	604,737
Custodian and accounting fees	587,000
Trustees’ fees	44,000
Audit fee	37,000
Insurance expenses	31,000
Legal fees and expenses	16,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Shareholders’ reports	8,000
Commitment fee on syndicated credit agreement	6,000
Miscellaneous	17,539

Total expenses	28,038,260
Less: advisory fee waiver	(1,396,566)
Less: shareholder servicing fee waiver	(214,018)

Net expenses	26,427,676

NET INVESTMENT INCOME	87,336,532

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(14,776,959)
Futures transactions	1,459,979
Swap agreement transactions	3,793,038
Options written transactions	(125,633)
Foreign currency transactions	(8,688,626)

(18,338,201)

Net change in unrealized appreciation (depreciation) on:
Investments	(121,346,364)
Futures	(6,231,014)
Swap agreements	(9,346,237)
Foreign currencies	4,433,815

(132,489,800)

NET LOSS ON INVESTMENTS	(150,828,001)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(63,491,469)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$87,336,532	$52,020,337
Net realized gain (loss) on investment and foreign currency transactions	(18,338,201)	12,716,248
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(132,489,800)	78,808,389

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(63,491,469)	143,544,974

DISTRIBUTIONS	—	(8,583,536)

FUND SHARE TRANSACTIONS:
Fund share sold [76,842,157 and 243,476,697 shares, respectively]	820,146,313	2,597,163,338
Fund share issued in reinvestment of distributions [0 and 826,930 shares, respectively]	—	8,583,536
Fund share repurchased [131,485,528 and 63,134,601 shares, respectively]	(1,421,661,026)	(663,344,831)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(601,514,713)	1,942,402,043

TOTAL INCREASE (DECREASE) IN NET ASSETS	(665,006,182)	2,077,363,481
NET ASSETS:
Beginning of year	3,869,550,891	1,792,187,410

End of year	$3,204,544,709	$3,869,550,891

SEE NOTES TO FINANCIAL STATEMENTS.

A239

AST QMA US EQUITY ALPHA PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 128.3%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 3.7%
Alliant Techsystems, Inc.	4,700	$571,896
Exelis, Inc.	15,100	287,806
General Dynamics Corp.(u)	33,900	3,239,145
Hexcel Corp.*	21,900	978,711
Huntington Ingalls Industries, Inc.	14,200	1,278,142
L-3 Communications Holdings, Inc.(u)	16,600	1,773,876
Northrop Grumman Corp.(u)	36,300	4,160,343
Raytheon Co	16,600	1,505,620
Spirit Aerosystems Holdings, Inc. (Class A Stock)*(u)	107,700	3,670,416
Teledyne Technologies, Inc.*	4,900	450,114

		17,916,069

Air Freight & Logistics — 0.9%
United Parcel Service, Inc. (Class B Stock)(u)	41,800	4,392,344

Airlines — 0.9%
Alaska Air Group, Inc.(u)	33,000	2,421,210
Allegiant Travel Co	3,700	390,128
Republic Airways Holdings, Inc.*	14,400	153,936
Spirit Airlines, Inc.*(u)	34,300	1,557,563

		4,522,837

Auto Components — 0.6%
BorgWarner, Inc.(u)	46,200	2,583,042
Modine Manufacturing Co.*	3,400	43,588
Tower International, Inc.*	8,400	179,760

		2,806,390

Automobiles — 1.2%
Ford Motor Co.(u)	244,400	3,771,092
Thor Industries, Inc.(u)	30,600	1,690,038
Winnebago Industries, Inc.*	6,800	186,660

		5,647,790

Beverages — 1.5%
Coca-Cola Co. (The)(u)	38,700	1,598,697
Coca-Cola Enterprises, Inc.	24,000	1,059,120
PepsiCo, Inc.(u)	56,000	4,644,640

		7,302,457

Biotechnology — 3.8%
Acorda Therapeutics, Inc.*	5,200	151,840
Alexion Pharmaceuticals, Inc.*(u)	13,000	1,729,780
Alkermes PLC*	12,900	524,514
Amgen, Inc.(u)	33,600	3,835,776
Biogen Idec, Inc.*(u)	18,000	5,035,500
Celgene Corp.*(u)	11,700	1,976,832
Emergent Biosolutions, Inc.*	9,300	213,807
Gilead Sciences, Inc.*	12,400	931,860
Ligand Pharmaceuticals, Inc.*	20,300	1,067,780
Myriad Genetics, Inc.*	21,500	451,070
Pharmacyclics, Inc.*	2,000	211,560
United Therapeutics Corp.*(u)	18,200	2,058,056

		18,188,375

Building Products — 1.1%
A.O. Smith Corp.(u)	29,600	1,596,624
AAON, Inc.	2,700	86,265
Armstrong World Industries, Inc.*	19,200	1,106,112

COMMON STOCKS (continued)	Shares	Value (Note 2)
Building Products (continued)
Lennox International, Inc.(u)	16,200	$1,377,972
Masco Corp.	48,400	1,102,068
Universal Forest Products, Inc.	1,400	72,996

		5,342,037

Capital Markets — 2.7%
American Capital Ltd.*	51,800	810,152
BlackRock, Inc.	2,900	917,763
Franklin Resources, Inc.	39,100	2,257,243
Goldman Sachs Group, Inc. (The)(u)	20,000	3,545,200
Lazard Ltd. (Class A Stock)	11,200	507,584
LPL Financial Holdings, Inc.	3,700	174,011
Raymond James Financial, Inc.	31,500	1,643,985
SEI Investments Co.	12,000	416,760
State Street Corp.	9,200	675,188
T. Rowe Price Group, Inc.	4,300	360,211
Waddell & Reed Financial, Inc. (Class A Stock)(u)	24,300	1,582,416

		12,890,513

Chemicals — 2.6%
Dow Chemical Co. (The)(u)	14,400	639,360
E.I. du Pont de Nemours & Co.	6,500	422,305
FutureFuel Corp.	18,400	290,720
International Flavors & Fragrances, Inc.	18,300	1,573,434
Koppers Holdings, Inc.	7,700	352,275
LSB Industries, Inc.*	4,100	168,182
LyondellBasell Industries NV (Class A Stock)(u)	43,400	3,484,152
PPG Industries, Inc.(u)	15,300	2,901,798
Valspar Corp. (The)(u)	2,100	149,709
Westlake Chemical Corp.(u)	22,000	2,685,540

		12,667,475

Commercial Banks — 3.8%
Fifth Third Bancorp(u)	123,900	2,605,617
First Interstate Bancsystem, Inc.	1,900	53,903
Huntington Bancshares, Inc.(u)	242,100	2,336,265
KeyCorp(u)	199,000	2,670,580
OFG BanCorp.	20,600	357,204
PNC Financial Services Group, Inc. (The)	8,400	651,672
Regions Financial Corp.(u)	214,500	2,121,405
Wells Fargo & Co.(u)	161,201	7,318,525

		18,115,171

Commercial Services & Supplies — 0.8%
Brink’s Co. (The)	3,500	119,490
Deluxe Corp.	22,500	1,174,275
Herman Miller, Inc.	3,500	103,320
Performant Financial Corp.*	19,400	199,820
Pitney Bowes, Inc.	13,700	319,210
Rollins, Inc.	17,700	536,133
Steelcase, Inc. (Class A Stock)	22,300	353,678
UniFirst Corp.	6,800	727,600
Viad Corp.	9,200	255,576

		3,789,102

Communications Equipment — 2.8%
Cisco Systems, Inc.(u)	210,600	4,727,970
Harmonic, Inc.*	35,300	260,514
Harris Corp.	11,400	795,834

SEE NOTES TO FINANCIAL STATEMENTS.

A240

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Communications Equipment (continued)
Juniper Networks, Inc.*	57,900	$1,306,803
QUALCOMM, Inc.(u)	82,700	6,140,475
ShoreTel, Inc.*	9,500	88,160
Ubiquiti Networks, Inc.*	2,200	101,112

		13,420,868

Computers & Peripherals — 4.4%
Apple, Inc.(u)	25,000	14,027,750
EMC Corp.	31,800	799,770
Hewlett-Packard Co.(u)	170,100	4,759,398
Immersion Corp.*	9,800	101,724
NetApp, Inc.	9,100	374,374
Western Digital Corp.	10,900	914,510

		20,977,526

Construction & Engineering — 1.1%
AECOM Technology Corp.*	55,200	1,624,536
EMCOR Group, Inc.	3,100	131,564
Jacobs Engineering Group, Inc.*(u)	27,400	1,725,926
Quanta Services, Inc.*(u)	58,800	1,855,728

		5,337,754

Consumer Finance — 0.4%
Discover Financial Services	18,900	1,057,455
Nelnet, Inc. (Class A Stock)	22,100	931,294

		1,988,749

Containers & Packaging — 0.6%
Packaging Corp. of America(u)	12,800	809,984
Rock-Tenn Co. (Class A Stock)(u)	19,300	2,026,693

		2,836,677

Distributors
Core-Mark Holding Co., Inc.	2,000	151,860

Diversified Consumer Services — 0.1%
Apollo Education Group, Inc. (Class A Stock)*	8,700	237,684
Service Corp. International	12,800	232,064

		469,748

Diversified Financial Services — 3.9%
Bank of America Corp.(u)	138,646	2,158,718
Berkshire Hathaway, Inc. (Class B Stock)*(u)	19,900	2,359,344
Citigroup, Inc.(u)	97,340	5,072,387
ING US, Inc.	20,200	710,030
JPMorgan Chase & Co.(u)	93,476	5,466,476
McGraw Hill Financial, Inc.(u)	32,300	2,525,860
NASDAQ OMX Group, Inc. (The)	9,500	378,100

		18,670,915

Diversified Telecommunication Services — 1.9%
AT&T, Inc.(u)	110,700	3,892,212
CenturyLink, Inc.(u)	73,600	2,344,160
IDT Corp. (Class B Stock)	2,800	50,036
Verizon Communications, Inc.(u)	53,100	2,609,334

		8,895,742

Electric Utilities — 1.5%
Duke Energy Corp.	19,400	1,338,794
Edison International	3,300	152,790

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electric Utilities (continued)
El Paso Electric Co.	17,900	$628,469
PPL Corp.(u)	93,700	2,819,433
Xcel Energy, Inc.(u)	77,600	2,168,144

		7,107,630

Electrical Equipment — 1.1%
AMETEK, Inc.	10,300	542,501
Babcock & Wilcox Co. (The)(u)	20,600	704,314
Emerson Electric Co.(u)	29,300	2,056,274
EnerSys, Inc.	5,700	399,513
Rockwell Automation, Inc.	11,700	1,382,472
Thermon Group Holdings, Inc.*	4,900	133,917

		5,218,991

Electronic Equipment, Instruments & Components — 1.8%
Arrow Electronics, Inc.*	29,700	1,611,225
Avnet, Inc.(u)	70,700	3,118,577
Benchmark Electronics, Inc.*	6,100	140,788
Ingram Micro, Inc. (Class A Stock)*(u)	87,400	2,050,404
Insight Enterprises, Inc.*	10,000	227,100
Jabil Circuit, Inc.	28,000	488,320
Sanmina Corp.*	13,800	230,460
ScanSource, Inc.*	9,600	407,328
SYNNEX Corp.*	5,700	384,180

		8,658,382

Energy Equipment & Services — 3.0%
Baker Hughes, Inc.(u)	51,000	2,818,260
Bristow Group, Inc.	7,000	525,420
Dril-Quip, Inc.*(u)	20,400	2,242,572
Ensco PLC (Class A Stock)(u)	43,500	2,487,330
Oceaneering International, Inc.	13,600	1,072,768
Schlumberger Ltd.(u)	52,800	4,757,808
SEACOR Holdings, Inc.*	2,400	218,880
Tesco Corp.*	8,000	158,240
Unit Corp.*	5,600	289,072

		14,570,350

Food & Staples Retailing — 2.7%
Andersons, Inc. (The)	2,500	222,925
CVS Caremark Corp.(u)	68,300	4,888,231
Kroger Co. (The)(u)	79,800	3,154,494
Spartan Stores, Inc.	2,800	67,984
Wal-Mart Stores, Inc.(u)	58,700	4,619,103

		12,952,737

Food Products — 1.7%
Archer-Daniels-Midland Co.(u)	48,700	2,113,580
Bunge Ltd.(u)	20,700	1,699,677
Cal-Maine Foods, Inc.	4,500	271,035
Chiquita Brands International, Inc.*	18,000	210,600
Darling International, Inc.*	15,300	319,464
Dean Foods Co.*	29,800	512,262
Ingredion, Inc.(u)	13,200	903,672
J.M. Smucker Co. (The)	5,600	580,272
Pilgrim’s Pride Corp.*	53,300	866,125
Pinnacle Foods, Inc.	15,900	436,614
Tyson Foods, Inc. (Class A Stock)	12,900	431,634

		8,344,935

SEE NOTES TO FINANCIAL STATEMENTS.

A241

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Gas Utilities — 0.6%
Atmos Energy Corp.	10,600	$481,452
New Jersey Resources Corp.	13,400	619,616
UGI Corp.(u)	37,800	1,567,188

		2,668,256

Health Care Equipment & Supplies — 3.4%
Abbott Laboratories(u)	105,900	4,059,147
Alere, Inc.*	4,700	170,140
Align Technology, Inc.*	7,000	400,050
Baxter International, Inc.	12,100	841,555
Becton, Dickinson and Co.	8,600	950,214
Cantel Medical Corp.	3,400	115,294
CareFusion Corp.*	44,800	1,783,936
Covidien PLC(u)	22,900	1,559,490
Edwards Lifesciences Corp.*	3,700	243,312
Hill-Rom Holdings, Inc.	35,800	1,479,972
Intuitive Surgical, Inc.*	1,400	537,712
Invacare Corp.	4,900	113,729
Medtronic, Inc.	24,900	1,429,011
Orthofix International NV*	2,600	59,332
Sirona Dental Systems, Inc.*	13,900	975,780
St. Jude Medical, Inc.	13,600	842,520
STERIS Corp.	13,700	658,285
Stryker Corp.	1,500	112,710

		16,332,189

Health Care Providers & Services — 3.3%
Aetna, Inc.	13,000	891,670
CIGNA Corp.(u)	33,000	2,886,840
Express Scripts Holding Co.*(u)	58,000	4,073,920
HCA Holdings, Inc.*(u)	33,400	1,593,514
Providence Service Corp. (The)*	1,600	41,152
UnitedHealth Group, Inc.(u)	34,200	2,575,260
Universal Health Services, Inc. (Class B Stock)	13,500	1,097,010
WellPoint, Inc.(u)	29,200	2,697,788

		15,857,154

Health Care Technology — 0.3%
Cerner Corp.*	16,900	942,006
Computer Programs & Systems, Inc.	3,000	185,430
Medidata Solutions, Inc.*	5,000	302,850
Omnicell, Inc.*	7,100	181,263

		1,611,549

Hotels, Restaurants & Leisure — 2.5%
CEC Entertainment, Inc.	1,300	57,564
Chipotle Mexican Grill, Inc.*	2,400	1,278,672
Jack in the Box, Inc.*	30,600	1,530,612
Marriott Vacations Worldwide Corp.*	20,300	1,071,028
McDonald’s Corp.(u)	45,800	4,443,974
Ruth’s Hospitality Group, Inc.	6,300	89,523
Sonic Corp.*	31,200	629,928
Texas Roadhouse, Inc.	12,500	347,500
Wyndham Worldwide Corp.(u)	37,400	2,756,006

		12,204,807

Household Durables — 0.8%
La-Z-Boy, Inc.	7,400	229,400
NACCO Industries, Inc. (Class A Stock)	3,400	211,446

COMMON STOCKS (continued)	Shares	Value (Note 2)
Household Durables (continued)
Whirlpool Corp.(u)	22,800	$3,576,408

		4,017,254

Household Products — 1.3%
Colgate-Palmolive Co.(u)	33,000	2,151,930
Procter & Gamble Co. (The)(u)	52,100	4,241,461

		6,393,391

Independent Power Producers & Energy Traders — 0.6%
AES Corp. (The)(u)	183,000	2,655,330

Industrial Conglomerates — 1.6%
3M Co.(u)	18,200	2,552,550
General Electric Co.(u)	175,370	4,915,621

		7,468,171

Insurance — 2.6%
American Financial Group, Inc.(u)	39,800	2,297,256
American International Group, Inc.	3,900	199,095
Aspen Insurance Holdings Ltd	16,900	698,139
Axis Capital Holdings Ltd	15,900	756,363
CNA Financial Corp.	11,700	501,813
Erie Indemnity Co. (Class A Stock)	400	29,248
Everest Re Group Ltd	7,200	1,122,264
HCC Insurance Holdings, Inc.	6,200	286,068
Kemper Corp.	4,900	200,312
Navigators Group Inc/The*	1,900	120,004
PartnerRe Ltd.(u)	24,800	2,614,664
ProAssurance Corp.	16,300	790,224
Reinsurance Group of America, Inc.	9,200	712,172
Travelers Cos., Inc. (The)	12,900	1,167,966
Unum Group	12,200	427,976
W.R. Berkley Corp.	7,700	334,103
XL Group PLC (Ireland)	2,500	79,600

		12,337,267

Internet & Catalog Retail — 0.7%
Amazon.com, Inc.*	2,300	917,217
Expedia, Inc.	2,000	139,320
FTD Cos., Inc.*	13,120	427,450
HSN, Inc.	20,000	1,246,000
Overstock.com, Inc.*	10,500	323,295
PetMed Express, Inc.	7,100	118,073

		3,171,355

Internet Software & Services — 2.9%
Akamai Technologies, Inc.*	15,500	731,290
Cvent, Inc.*	2,600	94,614
Facebook, Inc. (Class A Stock)*(u)	84,300	4,607,838
Google, Inc. (Class A Stock)*(u)	6,900	7,732,899
LogMeIn, Inc.*	12,900	432,795
Vocus, Inc.*	16,200	184,518

		13,783,954

IT Services — 3.0%
Accenture PLC (Class A Stock)	10,300	846,866
Booz Allen Hamilton Holding Corp.	15,800	302,570
Cognizant Technology Solutions Corp. (Class A Stock)*	5,900	595,782
CoreLogic, Inc.*(u)	64,700	2,298,791
DST Systems, Inc.(u)	20,400	1,851,096
Fiserv, Inc.*	21,600	1,275,480

SEE NOTES TO FINANCIAL STATEMENTS.

A242

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
IT Services (continued)
Genpact Ltd.*	55,000	$1,010,350
iGATE Corp.*	29,900	1,200,784
International Business Machines Corp.(u)	16,000	3,001,120
NeuStar, Inc. (Class A Stock)*	1,300	64,818
Syntel, Inc.*	12,000	1,091,400
Total System Services, Inc.	14,400	479,232
Visa, Inc. (Class A Stock)	600	133,608

		14,151,897

Leisure Equipment & Products — 0.7%
Polaris Industries, Inc.(u)	20,300	2,956,492
Smith & Wesson Holding Corp.*	42,300	570,627

		3,527,119

Life Sciences Tools & Services — 0.7%
Bruker Corp.*	44,600	881,742
Mettler-Toledo International, Inc.*(u)	6,400	1,552,576
Techne Corp.	8,500	804,695

		3,239,013

Machinery — 2.3%
AGCO Corp.(u)	26,500	1,568,535
Federal Signal Corp.*	6,500	95,225
Harsco Corp.	9,400	263,482
Hyster-Yale Materials Handling, Inc.	4,000	372,640
IDEX Corp.	7,400	546,490
Lincoln Electric Holdings, Inc.(u)	23,300	1,662,222
Mueller Industries, Inc.	8,400	529,284
Oshkosh Corp.(u)	66,100	3,330,118
Standex International Corp.	2,700	169,776
Timken Co	6,900	379,983
Valmont Industries, Inc.	9,600	1,431,552
WABCO Holdings, Inc.*	6,100	569,801

		10,919,108

Marine — 0.1%
Matson, Inc.	24,800	647,528

Media — 4.2%
AMC Networks, Inc. (Class A Stock)*(u)	37,600	2,560,936
Cinemark Holdings, Inc.	37,400	1,246,542
Comcast Corp. (Class A Stock)(u)	133,600	6,942,524
DIRECTV*	11,100	766,899
Global Sources Ltd. (Bermuda)*	15,700	127,641
Graham Holdings Co.*	2,900	1,923,628
Liberty Media Corp. (Class A Stock)*(u)	14,400	2,108,880
Madison Square Garden Co. (The) (Class A Stock)*	10,500	604,590
Morningstar, Inc.	2,000	156,180
Scripps Networks Interactive, Inc. (Class A Stock)(u)	16,200	1,399,842
Viacom, Inc. (Class B Stock)	17,900	1,563,386
Walt Disney Co. (The)	12,200	932,080

		20,333,128

Metals & Mining — 1.9%
Coeur d’Alene Mines Corp.*	79,200	859,320
Freeport-McMoRan Copper & Gold, Inc.(u)	93,300	3,521,142
Globe Specialty Metals, Inc.	26,100	470,061
Newmont Mining Corp.	29,300	674,779
Noranda Aluminum Holding Corp.	4,000	13,160
Reliance Steel & Aluminum Co.	12,800	970,752

COMMON STOCKS (continued)	Shares	Value (Note 2)
Metals & Mining (continued)
Southern Copper Corp.(u)	64,700	$1,857,537
Worthington Industries, Inc.	12,400	521,792

		8,888,543

Multiline Retail — 1.5%
Dillard’s, Inc. (Class A Stock)(u)	23,900	2,323,319
Dollar General Corp.*(u)	40,900	2,467,088
Macy’s, Inc.(u)	45,800	2,445,720

		7,236,127

Multi-Utilities — 0.5%
Avista Corp.	12,900	363,651
DTE Energy Co.	13,700	909,543
PG&E Corp.	2,200	88,616
SCANA Corp.	26,800	1,257,724

		2,619,534

Oil, Gas & Consumable Fuels — 10.9%
Anadarko Petroleum Corp.(u)	42,300	3,355,236
Apache Corp.(u)	25,000	2,148,500
Chesapeake Energy Corp.	37,000	1,004,180
Chevron Corp.(u)	74,546	9,311,541
Cimarex Energy Co.(u)	23,900	2,507,349
ConocoPhillips(u)	72,100	5,093,865
CVR Energy, Inc.	7,500	325,725
Devon Energy Corp.	26,200	1,620,994
EOG Resources, Inc.	16,200	2,719,008
EQT Corp.	3,600	323,208
Exxon Mobil Corp.(u)	97,500	9,867,000
Kinder Morgan, Inc.(u)	87,000	3,132,000
Marathon Oil Corp.(u)	67,900	2,396,870
Marathon Petroleum Corp.(u)	20,750	1,903,398
Phillips 66(u)	54,100	4,172,733
SM Energy Co.(u)	27,800	2,310,458

		52,192,065

Paper & Forest Products — 0.2%
Clearwater Paper Corp.*	9,900	519,750
Neenah Paper, Inc.	1,500	64,155
P.H. Glatfelter Co	6,700	185,188
Schweitzer-Mauduit International, Inc.	3,100	159,557

		928,650

Personal Products — 0.7%
Avon Products, Inc.	64,200	1,105,524
Medifast, Inc.*	11,400	297,882
Nu Skin Enterprises, Inc. (Class A Stock)(u)	15,300	2,114,766

		3,518,172

Pharmaceuticals — 6.5%
Allergan, Inc.(u)	23,100	2,565,948
Depomed, Inc.*	7,400	78,292
Eli Lilly & Co.(u)	54,600	2,784,600
Forest Laboratories, Inc.*	47,400	2,845,422
Jazz Pharmaceuticals PLC*(u)	31,100	3,936,016
Johnson & Johnson(u)	95,100	8,710,209
Lannett Co., Inc.*	15,300	506,430
Merck & Co., Inc.(u)	68,800	3,443,440
Pfizer, Inc.(u)	187,305	5,737,152
Zoetis, Inc.	11,500	375,935

		30,983,444

SEE NOTES TO FINANCIAL STATEMENTS.

A243

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Professional Services — 0.1%
Exponent, Inc.	1,700	$131,648
Huron Consulting Group, Inc.*	1,700	106,624
ICF International, Inc.*	2,500	86,775
Navigant Consulting, Inc.*	5,900	113,280
Robert Half International, Inc.	4,100	172,159

		610,486

Real Estate Investment Trusts (REITs) — 2.8%
Agree Realty Corp.	3,200	92,864
American Assets Trust, Inc.	10,900	342,587
American Campus Communities, Inc.	11,600	373,636
American Capital Agency Corp.	76,400	1,473,756
American Capital Mortgage Investment Corp.	71,600	1,250,136
Annaly Capital Management, Inc.(u)	244,800	2,440,656
CBL & Associates Properties, Inc.	8,800	158,048
Chatham Lodging Trust	9,300	190,185
CyrusOne, Inc.	4,700	104,951
Franklin Street Properties Corp. (Class C Stock)	46,900	560,455
General Growth Properties, Inc.	24,800	497,736
GEO Group, Inc. (The)	7,800	251,316
Hospitality Properties Trust	42,800	1,156,884
Invesco Mortgage Capital, Inc.	19,700	289,196
Resource Capital Corp.	52,800	313,104
RLJ Lodging Trust	57,500	1,398,400
Simon Property Group, Inc.	7,400	1,125,984
Starwood Property Trust, Inc.	32,700	905,790
Summit Hotel Properties, Inc.	11,600	104,400
Ventas, Inc.	3,500	200,480
Winthrop Realty Trust	22,000	243,100

		13,473,664

Real Estate Management & Development — 0.9%
CBRE Group, Inc. (Class A Stock)*(u)	62,500	1,643,750
Jones Lang LaSalle, Inc.(u)	25,000	2,559,750

		4,203,500

Road & Rail — 2.3%
AMERCO*	2,500	594,600
CSX Corp.(u)	93,700	2,695,749
Norfolk Southern Corp.	8,900	826,187
Old Dominion Freight Line, Inc.*(u)	40,600	2,152,612
Union Pacific Corp.(u)	26,900	4,519,200

		10,788,348

Semiconductors & Semiconductor Equipment — 2.5%
Cabot Microelectronics Corp.*	13,100	598,670
Cirrus Logic, Inc.*	43,300	884,619
Intel Corp.(u)	160,980	4,179,041
Intersil Corp. (Class A Stock)	84,400	968,068
LSI Corp.(u)	199,000	2,192,980
Power Integrations, Inc.	3,000	167,460
Silicon Image, Inc.*	49,700	305,655
Skyworks Solutions, Inc.*(u)	101,100	2,887,416

		12,183,909

Software — 7.0%
Activision Blizzard, Inc.	50,100	893,283
ANSYS, Inc.*	17,000	1,482,400
Aspen Technology, Inc.*	2,700	112,860

COMMON STOCKS (continued)	Shares	Value (Note 2)
Software (continued)
AVG Technologies NV*	9,000	$154,890
CA, Inc.(u)	80,200	2,698,730
Citrix Systems, Inc.*	23,400	1,480,050
CommVault Systems, Inc.*(u)	22,400	1,677,312
Comverse, Inc.*	9,600	372,480
Manhattan Associates, Inc.*	9,000	1,057,320
Microsoft Corp.(u)	168,100	6,291,983
MicroStrategy, Inc.*	400	49,696
Oracle Corp.(u)	180,400	6,902,104
Pegasystems, Inc.	15,000	737,700
Progress Software Corp.*	25,200	650,916
Rovi Corp.*	25,400	500,126
Solera Holdings, Inc.	8,000	566,080
SS&C Technologies Holdings, Inc.*	24,100	1,066,666
Symantec Corp.(u)	93,800	2,211,804
TiVo, Inc.*(u)	158,400	2,078,208
VMware, Inc. (Class A Stock)*(u)	30,800	2,763,068

		33,747,676

Specialty Retail — 4.8%
Bed Bath & Beyond, Inc.*	9,000	722,700
Destination Maternity Corp.	3,500	104,580
Express, Inc.*(u)	79,800	1,489,866
Foot Locker, Inc.(u)	47,000	1,947,680
Francesca’s Holdings Corp.*	12,600	231,966
GameStop Corp. (Class A Stock)	22,600	1,113,276
Gap, Inc. (The)(u)	72,500	2,833,300
Home Depot, Inc. (The)(u)	52,900	4,355,786
Lowe’s Cos., Inc.(u)	36,100	1,788,755
PetSmart, Inc.(u)	21,100	1,535,025
Ross Stores, Inc.(u)	37,000	2,772,410
TJX Cos., Inc. (The)(u)	50,000	3,186,500
Urban Outfitters, Inc.*	21,000	779,100

		22,860,944

Textiles, Apparel & Luxury Goods — 1.1%
Michael Kors Holdings Ltd.*(u)	40,500	3,288,195
NIKE, Inc. (Class B Stock)(u)	14,600	1,148,144
Steven Madden Ltd.*	19,700	720,823

		5,157,162

Tobacco — 0.7%
Altria Group, Inc.(u)	44,900	1,723,711
Philip Morris International, Inc.	16,050	1,398,437

		3,122,148

Trading Companies & Distributors — 1.3%
Aceto Corp.	18,100	452,681
DXP Enterprises, Inc.*	5,300	610,560
MRC Global, Inc.*(u)	69,500	2,242,070
W.W. Grainger, Inc.(u)	10,300	2,630,826
Watsco, Inc.	4,100	393,846

		6,329,983

Water Utilities — 0.4%
American Water Works Co., Inc.(u)	46,000	1,943,960

SEE NOTES TO FINANCIAL STATEMENTS.

A244

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)		Shares	Value (Note 2)
Wireless Telecommunication Services
Telephone & Data Systems, Inc.		5,000	$128,900

TOTAL LONG-TERM INVESTMENTS (cost $504,758,611)			615,419,109

SHORT-TERM INVESTMENTS — 1.5%
AFFILIATED MONEY MARKET MUTUAL FUND — 1.4%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $6,736,669)(w)(Note 4)		6,736,669	6,736,669

U.S. TREASURY OBLIGATION(k)(n) — 0.1%
Interest Rate	Maturity Date	Principal Amount (000)#
U.S. Treasury Bills (cost $699,910)
0.017%	03/20/14	$700	699,910

TOTAL SHORT-TERM INVESTMENTS (cost $7,436,579)			7,436,579

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT — 129.8% (cost $512,195,190)			622,855,688

SECURITIES SOLD SHORT — (29.9)%
COMMON STOCKS		Shares
Aerospace & Defense — (1.0)%
DigitalGlobe, Inc.*		63,100	(2,596,565)
GenCorp, Inc.*		37,400	(673,948)
Orbital Sciences Corp.*		23,100	(538,230)
Taser International, Inc.*		55,100	(874,988)

			(4,683,731)

Air Freight & Logistics — (0.2)%
UTi Worldwide, Inc.		47,600	(835,856)

Auto Components — (0.4)%
American Axle & Manufacturing Holdings, Inc.*		44,500	(910,025)
Dorman Products, Inc.*		15,800	(885,906)

			(1,795,931)

Beverages — (0.1)%
Beam, Inc.		4,800	(326,688)

Biotechnology — (1.5)%
Array BioPharma, Inc.*		76,200	(381,762)
Cepheid, Inc.*		23,900	(1,116,608)
Halozyme Therapeutics, Inc.*		45,000	(674,550)
InterMune, Inc.*		72,200	(1,063,506)
Ironwood Pharmaceuticals, Inc.*		99,400	(1,154,034)
Keryx Biopharmaceuticals, Inc.*		13,100	(169,645)
KYTHERA Biopharmaceuticals, Inc.*		10,900	(406,025)

SECURITIES SOLD SHORT (continued) COMMON STOCKS (continued)	Shares	Value (Note 2)
Biotechnology (continued)
NPS Pharmaceuticals, Inc.*	62,600	$(1,900,536)
Spectrum Pharmaceuticals, Inc.*	17,200	(152,220)
Synageva BioPharma Corp.*	6,200	(401,264)

		(7,420,150)

Building Products — (0.2)%
Ply Gem Holdings, Inc.*	10,500	(189,315)
Quanex Building Products Corp.	38,000	(756,960)

		(946,275)

Chemicals — (0.9)%
American Vanguard Corp.	4,000	(97,160)
Cabot Corp.	15,100	(776,140)
Flotek Industries, Inc.*	50,600	(1,015,542)
FMC Corp.	29,800	(2,248,708)

		(4,137,550)

Commercial Banks — (0.2)%
Community Bank System, Inc.	3,500	(138,880)
First Republic Bank	12,600	(659,610)
MB Financial, Inc.	4,200	(134,778)
PacWest Bancorp	5,400	(227,988)

		(1,161,256)

Commercial Services & Supplies — (1.1)%
Clean Harbors, Inc.*	33,500	(2,008,660)
Covanta Holding Corp.	76,800	(1,363,200)
Healthcare Services Group, Inc.	15,800	(448,246)
Waste Connections, Inc.	32,600	(1,422,338)

		(5,242,444)

Communications Equipment — (0.5)%
Ciena Corp.*	29,300	(701,149)
Infinera Corp.*	103,100	(1,008,318)
InterDigital, Inc.	4,300	(126,807)
Procera Networks, Inc.*	24,700	(370,994)

		(2,207,268)

Computers & Peripherals — (0.6)%
Diebold, Inc.	34,400	(1,135,544)
Stratasys Ltd.*	11,900	(1,602,930)

		(2,738,474)

Construction & Engineering — (0.4)%
Chicago Bridge & Iron Co. NV	6,300	(523,782)
Dycom Industries, Inc.*	12,400	(344,596)
Granite Construction, Inc.	10,600	(370,788)
Great Lakes Dredge & Dock Corp.*	45,200	(415,840)
Tutor Perini Corp.*	14,000	(368,200)

		(2,023,206)

Diversified Consumer Services — (0.1)%
Hillenbrand, Inc.	10,900	(320,678)

Diversified Financial Services
PHH Corp.*	7,500	(182,625)

Electric Utilities — (0.1)%
Hawaiian Electric Industries, Inc.	15,100	(393,506)

Electrical Equipment — (0.1)%
AZZ, Inc.	10,300	(503,258)

SEE NOTES TO FINANCIAL STATEMENTS.

A245

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

SECURITIES SOLD SHORT (continued) COMMON STOCKS (continued)	Shares	Value (Note 2)
Electronic Equipment, Instruments & Components — (0.6)%
National Instruments Corp.	33,000	$(1,056,660)
OSI Systems, Inc.*	22,000	(1,168,420)
Trimble Navigation Ltd.*	17,100	(593,370)

		(2,818,450)

Energy Equipment & Services — (1.5)%
Basic Energy Services, Inc.*	45,700	(721,146)
Cameron International Corp.*	11,900	(708,407)
Dresser-Rand Group, Inc.*	30,100	(1,794,863)
Geospace Technologies Corp.*	11,700	(1,109,511)
Gulfmark Offshore, Inc.	8,000	(377,040)
Key Energy Services, Inc.*	54,900	(433,710)
McDermott International, Inc.*	78,200	(716,312)
Patterson-UTI Energy, Inc.	32,200	(815,304)
Rowan Cos. PLC*	12,800	(452,608)

		(7,128,901)

Food & Staples Retailing — (0.1)%
Susser Holdings Corp.*	5,500	(360,195)

Food Products — (0.4)%
Annie’s, Inc.*	6,100	(262,544)
B&G Foods, Inc.	8,700	(295,017)
Hain Celestial Group, Inc. (The)*	15,600	(1,416,168)

		(1,973,729)

Gas Utilities — (0.1)%
Piedmont Natural Gas Co., Inc.	17,600	(583,616)
South Jersey Industries, Inc.	1,900	(106,324)

		(689,940)

Health Care Equipment & Supplies — (0.7)%
Cynosure, Inc.*	5,800	(154,744)
Endologix, Inc.*	40,200	(701,088)
HeartWare International, Inc.*	1,300	(122,148)
Insulet Corp.*	37,400	(1,387,540)
Quidel Corp.*	9,900	(305,811)
Wright Medical Group, Inc.*	30,600	(939,726)

		(3,611,057)

Health Care Providers & Services — (1.1)%
Acadia Healthcare Co., Inc.*	26,300	(1,244,779)
Air Methods Corp.*	38,000	(2,216,540)
BioScrip, Inc.*	59,700	(441,780)
Capital Senior Living Corp.*	19,900	(477,401)
ExamWorks Group, Inc.*	4,100	(122,467)
Healthways, Inc.*	26,600	(408,310)
IPC The Hospitalist Co., Inc.*	7,200	(427,608)

		(5,338,885)

Health Care Technology — (0.6)%
athenahealth, Inc.*	18,000	(2,421,000)
Vocera Communications, Inc.*	17,800	(277,858)

		(2,698,858)

Hotels, Restaurants & Leisure — (0.6)%
BJ’s Restaurants, Inc.*	7,600	(236,056)
Carnival Corp.	52,700	(2,116,959)
Dunkin’ Brands Group, Inc.	13,400	(645,880)

		(2,998,895)

SECURITIES SOLD SHORT (continued) COMMON STOCKS (continued)	Shares	Value (Note 2)
Household Durables — (0.5)%
Beazer Homes USA, Inc.*	14,300	$(349,206)
D.R. Horton, Inc.*	11,900	(265,608)
MDC Holdings, Inc.*	16,900	(544,856)
Ryland Group, Inc. (The)	7,300	(316,893)
Tempur Sealy International, Inc.*	16,400	(884,944)

		(2,361,507)

Insurance — (0.1)%
Ambac Financial Group, Inc.*	13,900	(341,384)

Internet Software & Services — (0.7)%
Cornerstone OnDemand, Inc.*	24,000	(1,280,160)
Global Eagle Entertainment, Inc.*	7,300	(108,551)
Pandora Media, Inc.*	19,300	(513,380)
Yelp, Inc.*	19,800	(1,365,210)

		(3,267,301)

IT Services — (0.2)%
Saic, Inc.	12,900	(599,721)
ServiceSource International, Inc.*	16,400	(137,432)

		(737,153)

Machinery — (0.6)%
EnPro Industries, Inc.*	14,000	(807,100)
Navistar International Corp.*	44,100	(1,684,179)
RBC Bearings, Inc.*	5,600	(396,200)

		(2,887,479)

Media — (1.0)%
Charter Communications, Inc. (Class A Stock)*	2,100	(287,196)
DreamWorks Animation SKG, Inc. (Class A Stock)*	69,000	(2,449,500)
Liberty Global PLC (United Kingdom)*	5,200	(462,748)
Lions Gate Entertainment Corp.	25,400	(804,164)
Sinclair Broadcast Group, Inc.	26,700	(953,991)

		(4,957,599)

Metals & Mining — (0.6)%
Allegheny Technologies, Inc.	37,800	(1,346,814)
Horsehead Holding Corp.*	30,800	(499,268)
RTI International Metals, Inc.*	14,400	(492,624)
Schnitzer Steel Industries, Inc.	16,900	(552,123)

		(2,890,829)

Multiline Retail — (0.1)%
Tuesday Morning Corp.*	25,700	(410,172)

Multi-Utilities — (0.3)%
NiSource, Inc.	39,100	(1,285,608)

Oil, Gas & Consumable Fuels — (2.4)%
Alpha Natural Resources, Inc.*	139,400	(995,316)
Approach Resources, Inc.*	18,800	(362,652)
Cheniere Energy, Inc.*	17,900	(771,848)
Comstock Resources, Inc.	51,500	(941,935)
Emerald Oil, Inc.*	47,800	(366,148)
Gulfport Energy Corp.*	46,600	(2,942,790)
Northern Oil and Gas, Inc.*	20,400	(307,428)
PDC Energy, Inc.*	28,500	(1,516,770)
Rex Energy Corp.*	12,400	(244,404)

SEE NOTES TO FINANCIAL STATEMENTS.

A246

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

SECURITIES SOLD SHORT (continued) COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Rosetta Resources, Inc.*	21,200	$(1,018,448)
Sanchez Energy Corp.*	21,700	(531,867)
Scorpio Tankers, Inc.	39,300	(463,347)
Teekay Corp. (Bermuda)	21,800	(1,046,618)
Triangle Petroleum Corp.*	14,400	(119,808)

		(11,629,379)

Paper & Forest Products — (0.1)%
KapStone Paper and Packaging Corp.*	12,700	(709,422)

Pharmaceuticals — (0.8)%
Auxilium Pharmaceuticals, Inc.*	53,800	(1,115,812)
Medicines Co. (The)*	7,500	(289,650)
Pacira Pharmaceuticals, Inc.*	34,600	(1,989,154)
Perrigo Co. PLC	2,600	(398,996)

		(3,793,612)

Professional Services — (0.5)%
Acacia Research Corp.	51,200	(744,448)
Advisory Board Co. (The)*	18,200	(1,158,794)
WageWorks, Inc.*	12,000	(713,280)

		(2,616,522)

Real Estate Investment Trusts (REITs) — (0.7)%
Cousins Properties, Inc.	20,400	(210,120)
Kilroy Realty Corp.	21,900	(1,098,942)
National Retail Properties, Inc.	25,300	(767,349)
Plum Creek Timber Co., Inc.	30,500	(1,418,555)

		(3,494,966)

Road & Rail — (0.8)%
Avis Budget Group, Inc.*	43,300	(1,750,186)
Genesee & Wyoming, Inc. (Class A Stock)* .	19,600	(1,882,580)

		(3,632,766)

Semiconductors & Semiconductor Equipment — (1.2)%
Applied Micro Circuits Corp.*	15,100	(202,038)
Micron Technology, Inc.*	81,200	(1,766,912)
Monolithic Power Systems, Inc.*	9,900	(343,134)
Spansion, Inc.*	8,300	(115,287)
SunEdison, Inc.*	165,000	(2,153,250)
TriQuint Semiconductor, Inc.*	22,500	(187,650)
Ultratech, Inc.*	30,900	(896,100)

		(5,664,371)

Software — (2.7)%
ACI Worldwide, Inc.*	20,600	(1,339,000)
BroadSoft, Inc.*	30,500	(833,870)
Callidus Software, Inc.*	9,200	(126,316)
Concur Technologies, Inc.*	28,000	(2,889,040)
Jive Software, Inc.*	40,900	(460,125)
Proofpoint, Inc.*	4,200	(139,314)
QLIK Technologies, Inc.*	94,200	(2,508,546)
salesforce.com, Inc.*	34,400	(1,898,536)
ServiceNow, Inc.*	38,600	(2,161,986)
Tangoe, Inc.*	41,200	(742,012)

		(13,098,745)

SECURITIES SOLD SHORT (continued) COMMON STOCKS (continued)	Shares	Value (Note 2)
Specialty Retail — (2.4)%
Abercrombie & Fitch Co. (Class A Stock)	31,200	$(1,026,792)
Cabela’s, Inc.*	17,200	(1,146,552)
Conn’s, Inc.*	26,600	(2,095,814)
Five Below, Inc.*	34,300	(1,481,760)
Hibbett Sports, Inc.*	7,600	(510,796)
Monro Muffler Brake, Inc.	20,800	(1,172,288)
Restoration Hardware Holdings, Inc.*	21,200	(1,426,760)
Sally Beauty Holdings, Inc.*	16,700	(504,841)
Sonic Automotive, Inc. (Class A Stock)	13,400	(328,032)
Stage Stores, Inc.	33,300	(739,926)
Vitamin Shoppe, Inc.*	24,500	(1,274,245)

		(11,707,806)

Textiles, Apparel & Luxury Goods — (0.6)%
Quiksilver, Inc.*	198,500	(1,740,845)
Under Armour, Inc. (Class A Stock)*	15,500	(1,353,150)

		(3,093,995)

Trading Companies & Distributors — (0.4)%
Fastenal Co.	27,800	(1,320,778)
TAL International Group, Inc.	8,400	(481,740)

		(1,802,518)

Water Utilities — (0.1)%
Aqua America, Inc.	21,125	(498,339)

TOTAL SECURITIES SOLD SHORT (proceeds received $125,568,981)		(143,419,279)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT — 99.9% (cost $386,626,209)		479,436,409
OTHER ASSETS IN EXCESS OF LIABILITIES(x) — 0.1%		388,893

NET ASSETS — 100.0%		$479,825,302

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date.

(u)	Represents security, or a portion thereof, segregated as collateral for short contracts.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A247

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Financial futures contracts open at December 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation
Long Positions:
76	S&P 5000-Mini	Mar. 2014	$6,789,675	$6,996,180	$206,505
7	S&P Mid 400 E-Mini	Mar. 2014	910,055	937,580	27,525

					$234,030

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$615,419,109	$—	$—
U.S. Treasury Obligation	—	699,910	—
Affiliated Money Market Mutual Fund	6,736,669	—	—
Short Sales — Common Stocks	(143,419,279)	—	—
Other Financial Instruments*
Futures	234,030	—	—

Total	$478,970,529	$699,910	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A248

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2013 were as follows:

Oil, Gas & Consumable Fuels	10.9%
Software	7.0
Pharmaceuticals	6.5
Specialty Retail	4.8
Computers & Peripherals	4.4
Media	4.2
Diversified Financial Services	3.9
Biotechnology	3.8
Commercial Banks	3.8
Aerospace & Defense	3.7
Health Care Equipment & Supplies	3.4
Health Care Providers & Services	3.3
Energy Equipment & Services	3.0
IT Services	3.0
Internet Software & Services	2.9
Communications Equipment	2.8
Real Estate Investment Trusts (REITs)	2.8
Capital Markets	2.7
Food & Staples Retailing	2.7
Chemicals	2.6
Insurance	2.6
Hotels, Restaurants & Leisure	2.5
Semiconductors & Semiconductor Equipment	2.5
Machinery	2.3
Road & Rail	2.3
Diversified Telecommunication Services	1.9
Metals & Mining	1.9
Electronic Equipment, Instruments & Components	1.8
Food Products	1.7
Industrial Conglomerates	1.6
Beverages	1.5
Electric Utilities	1.5
Multiline Retail	1.5
Affiliated Money Market Mutual Fund	1.4
Household Products	1.3
Trading Companies & Distributors	1.3
Automobiles	1.2
Building Products	1.1
Construction & Engineering	1.1
Electrical Equipment	1.1
Textiles, Apparel & Luxury Goods	1.1
Air Freight & Logistics	0.9
Airlines	0.9
Real Estate Management & Development	0.9
Commercial Services & Supplies	0.8
Household Durables	0.8
Internet & Catalog Retail	0.7
Leisure Equipment & Products	0.7
Life Sciences Tools & Services	0.7
Personal Products	0.7
Tobacco	0.7
Auto Components	0.6
Containers & Packaging	0.6
Gas Utilities	0.6
Independent Power Producers & Energy Traders	0.6

Multi-Utilities	0.5%
Consumer Finance	0.4
Water Utilities	0.4
Health Care Technology	0.3
Paper & Forest Products	0.2
Diversified Consumer Services	0.1
Marine	0.1
Professional Services	0.1
U.S. Treasury Obligation	0.1
Beverages	(0.1)
Diversified Consumer Services	(0.1)
Electric Utilities	(0.1)
Electrical Equipment	(0.1)
Food & Staples Retailing	(0.1)
Gas Utilities	(0.1)
Insurance	(0.1)
Multiline Retail	(0.1)
Paper & Forest Products	(0.1)
Water Utilities	(0.1)
Air Freight & Logistics	(0.2)
Building Products	(0.2)
Commercial Banks	(0.2)
IT Services	(0.2)
Multi-Utilities	(0.3)
Auto Components	(0.4)
Construction & Engineering	(0.4)
Food Products	(0.4)
Trading Companies & Distributors	(0.4)
Communications Equipment	(0.5)
Household Durables	(0.5)
Professional Services	(0.5)
Computers & Peripherals	(0.6)
Electronic Equipment, Instruments & Components	(0.6)
Health Care Technology	(0.6)
Hotels, Restaurants & Leisure	(0.6)
Machinery	(0.6)
Metals & Mining	(0.6)
Textiles, Apparel & Luxury Goods	(0.6)
Health Care Equipment & Supplies	(0.7)
Internet Software & Services	(0.7)
Real Estate Investment Trusts (REITs)	(0.7)
Pharmaceuticals	(0.8)
Road & Rail	(0.8)
Chemicals	(0.9)
Aerospace & Defense	(1.0)
Media	(1.0)
Commercial Services & Supplies	(1.1)
Health Care Providers & Services	(1.1)
Semiconductors & Semiconductor Equipment	(1.2)
Biotechnology	(1.5)
Energy Equipment & Services	(1.5)
Oil, Gas & Consumable Fuels	(2.4)
Specialty Retail	(2.4)
Software	(2.7)

99.9
Other assets in excess of liabilities	0.1

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A249

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from broker-variation margin	$234,030	*	—	$—

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$2,794,480

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$170,406

For the year ended December 31, 2013, the Portfolio’s average value at trade date for futures long position was $10,711,232.

The Portfolio invested in financial instruments and derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument and derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Exchange-traded and cleared derivatives	$26,770	$—	$—	$26,770
Liabilities:
Securities sold short	(143,419,279)	—	—	(143,419,279)
Collateral Amount Pledged/(Received):
Securities sold short				143,419,279
Exchange-traded and cleared derivatives				—

Net Amount				$26,770

SEE NOTES TO FINANCIAL STATEMENTS.

A250

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value:
Unaffiliated investments (cost $505,458,521)	$616,119,019
Affiliated investments (cost $6,736,669)	6,736,669
Cash	13,002
Deposit with broker	32,777
Dividends and interest receivable	756,038
Due from broker-variation margin	26,770
Receivable for fund share sold	389
Prepaid expenses	3,901

Total Assets	623,688,565

LIABILITIES:
Securities sold short, at value (proceeds received $125,568,981)	143,419,279
Advisory fees payable	187,460
Payable for fund share repurchased	141,706
Accrued expenses and other liabilities	67,556
Dividends payable on securities sold short	40,221
Distribution fee payable	6,624
Affiliated transfer agent fee payable	417

Total Liabilities	143,863,263

NET ASSETS	$479,825,302

Net assets were comprised of:
Paid-in capital	$364,788,894
Retained earnings	115,036,408

Net assets, December 31, 2013	$479,825,302

Net asset value and redemption price per share, $479,825,302 / 26,638,297 outstanding shares of beneficial interest	$18.01

SEE NOTES TO FINANCIAL STATEMENTS.

A251

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Unaffiliated dividend income (net of $4,017 foreign withholding tax)	$11,281,325
Affiliated dividend income	15,182
Interest income	72

11,296,579

EXPENSES
Advisory fees	4,564,177
Broker fees and expenses on short sales	1,143,682
Dividends on securities sold short	1,021,519
Distribution fee (Note 4)	395,387
Custodian and accounting fees	114,000
Shareholder servicing fees and expenses (Note 4)	66,391
Audit fee	37,000
Trustees’ fees	13,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Commitment fee on syndicated credit agreement	5,000
Insurance expenses	5,000
Shareholders’ reports	5,000
Loan interest expense (Note 7)	126
Miscellaneous	9,678

Total expenses	7,398,960
Less: shareholder servicing fee waiver	(4,237)

Net expenses	7,394,723

NET INVESTMENT INCOME	3,901,856

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	93,221,412
Futures transactions	2,794,480
Short sales transactions	(31,232,431)

64,783,461

Net change in unrealized appreciation (depreciation) on:
Investments	74,316,887
Futures	170,406
Short sales	(14,147,360)

60,339,933

NET GAIN ON INVESTMENTS	125,123,394

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$129,025,250

STATEMENT OF CASH FLOWS

Year Ended December 31, 2013

INCREASE (DECREASE) IN CASH
CASH FLOWS PROVIDED FROM OPERATING ACTIVITIES:
Interest and dividends received	$11,133,825
Operating expenses paid	(5,224,420)
Dividends paid on securities sold short	(1,033,783)
Broker fees and expense on short sales	(1,143,682)
Purchases of long-term portfolio investments	(517,212,362)
Net proceeds from disposition of short-term portfolio investments	5,576,466
Proceeds from disposition of long-term portfolio investments	538,794,006
Net payments from cover of short sales	31,232,431
Net payment for futures transactions	3,315,266
Increase in other assets	(16,514)

NET CASH PROVIDED FROM OPERATING ACTIVITIES	65,421,233

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	57,424,047
Payment of shares redeemed	(122,832,278)

NET CASH USED FOR FINANCING ACTIVITIES	(65,408,231)

Net change in cash	13,002
Cash at beginning of year	—

CASH AT END OF YEAR	$13,002

RECONCILIATION OF NET INCREASE IN NET ASSETS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$129,025,250

Decrease in investments	61,340,837
Net realized gain on investment transactions	(64,783,461)
Increase in net unrealized appreciation on investments	(60,339,933)
Increase in interest and dividends receivable	(162,754)
Decrease in deposit with broker	37,390
Decrease in due from broker — variation margin	312,990
Increase in prepaid expenses	(1,924)
Decrease dividends payable for securities sold short	(12,264)
Increase in accrued expenses and other liabilities	5,102

Total adjustments	(63,604,017)

NET CASH PROVIDED FROM OPERATING ACTIVITIES	$65,421,233

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$3,901,856	$3,617,245
Net realized gain on investment transactions	64,783,461	27,466,280
Net change in unrealized appreciation (depreciation) on investments	60,339,933	25,386,778

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	129,025,250	56,470,303

DISTRIBUTIONS	—	(2,747,059)

FUND SHARE TRANSACTIONS:
Fund share sold [3,693,862 and 15,415,609 shares, respectively]	57,250,670	200,705,215
Fund share issued in reinvestment of distributions [0 and 221,716 shares, respectively]	—	2,747,059
Fund share repurchased [7,664,767 and 11,451,683 shares, respectively]	(122,782,507)	(146,087,467)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(65,531,837)	57,364,807

TOTAL INCREASE IN NET ASSETS	63,493,413	111,088,051
NET ASSETS:
Beginning of year	416,331,889	305,243,838

End of year	$479,825,302	$416,331,889

SEE NOTES TO FINANCIAL STATEMENTS.

A252

AST QUANTITATIVE MODELING PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 99.4% AFFILIATED MUTUAL FUNDS	Shares	Value (Note 2)

AST AQR Emerging Markets Equity Portfolio*	82,486	$844,655
AST AQR Large-Cap Portfolio*	4,228,010	49,763,677
AST ClearBridge Dividend Growth Portfolio*	2,106,221	24,916,591
AST Federated Aggressive Growth Portfolio*	333,635	4,524,095
AST Goldman Sachs Large-Cap Value Portfolio*	532,210	12,522,892
AST Goldman Sachs Mid-Cap Growth Portfolio*	49,616	344,335
AST Goldman Sachs Small-Cap Value Portfolio*	151,072	2,539,514
AST Herndon Large-Cap Value Portfolio*	728,980	9,352,817
AST High Yield Portfolio*	438,519	3,600,239
AST International Growth Portfolio*	2,400,793	33,899,196
AST International Value Portfolio*	1,847,232	33,896,710
AST Jennison Large-Cap Growth Portfolio*	609,981	11,681,137
AST Jennison Large-Cap Value Portfolio*	564,346	9,345,571
AST Large-Cap Value Portfolio*	471,050	9,355,046
AST Loomis Sayles Large-Cap Growth Portfolio*	605,261	17,661,512
AST Lord Abbett Core Fixed-Income Portfolio*	527,251	5,942,115
AST MFS Growth Portfolio*	1,153,556	17,614,801
AST MFS Large-Cap Value Portfolio*	679,984	9,383,777
AST Mid-Cap Value Portfolio*	53,434	949,528
AST Money Market Portfolio*	750,211	750,211
AST Neuberger Berman Core Bond Portfolio*	359,331	3,697,520
AST Neuberger Berman Mid-Cap Growth Portfolio*	44,049	1,425,867
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*	39,436	949,233
AST Parametric Emerging Markets Equity Portfolio*	155,756	1,397,130
AST PIMCO Limited Maturity Bond Portfolio*	220,775	2,285,021

AFFILIATED MUTUAL FUNDS (continued)	Shares	Value (Note 2)

AST PIMCO Total Return Bond Portfolio*	1,680,827	$20,657,360
AST Prudential Core Bond Portfolio*	2,379,796	25,130,642
AST QMA Emerging Markets Equity Portfolio*	124,954	1,217,057
AST QMA Large-Cap Portfolio*	4,224,497	49,891,311
AST Small-Cap Growth Portfolio*	219,144	6,712,385
AST Small-Cap Value Portfolio*	469,451	9,623,737
AST T. Rowe Price Equity Income Portfolio*	1,012,445	12,473,324
AST T. Rowe Price Large-Cap Growth Portfolio*	567,526	11,696,702
AST T. Rowe Price Natural Resources Portfolio*	22,943	521,502
AST Western Asset Core Plus Bond Portfolio*	1,753,091	18,512,645
AST Western Asset Emerging Markets Debt Portfolio*	246,873	2,369,978

TOTAL AFFILIATED MUTUAL FUNDS (cost $375,242,341)(w)		427,449,833

SHORT-TERM INVESTMENT — 0.6%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $2,533,964)(w)(Note 4)	2,533,964	2,533,964

TOTAL INVESTMENTS — 100.0% (cost $377,776,305)		429,983,797
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.0%		5,549

NET ASSETS — 100.0%		$429,989,346

*	Non-income producing security.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$429,983,797	$—	$—

Total	$429,983,797	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A253

AST QUANTITATIVE MODELING PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The investment allocation of Portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2013 were as follows (unaudited):

Investment Type
Large/Mid-Cap Growth	40.1%
Core Bonds	17.7
Large/Mid-Cap Value	12.1
International Growth	7.9
International Value	7.9
Large/Mid-Cap Blend	5.8

Small-Cap Value	2.8%
Small-Cap Growth	2.6
Emerging Markets	1.4
High Yield	0.8
Money Market	0.8
Sector	0.1

100.0
Other assets in excess of liabilities	—

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A254

AST QUANTITATIVE MODELING PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value:
Affiliated investments (cost $377,776,305)	$429,983,797
Receivable for fund share sold	827,977
Dividends receivable	327
Prepaid expenses	435

Total Assets	430,812,536

LIABILITIES:
Payable for investments purchased	703,501
Accrued expenses and other liabilities	44,794
Payable for fund share repurchased	42,382
Advisory fees payable	32,096
Affiliated transfer agent fee payable	417

Total Liabilities	823,190

NET ASSETS	$429,989,346

Net assets were comprised of:
Paid-in capital	$354,426,138
Retained earnings	75,563,208

Net assets, December 31, 2013	$429,989,346

Net asset value and redemption price per share, $429,989,346 / 34,505,685 outstanding shares of beneficial interest	$12.46

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Affiliated dividend income	$3,299

3,299

EXPENSES
Advisory fees	749,821
Custodian and accounting fees	69,000
Audit fee	20,000
Trustees’ fees	13,000
Legal fees and expenses	11,000
Transfer agent’s fees and expenses (includingaffiliated expense of $2,600) (Note 4)	9,000
Shareholders’ reports	7,000
Commitment fee on syndicated credit agreement	2,000
Insurance expenses	1,000
Miscellaneous	10,644

Total expenses	892,465

NET INVESTMENT LOSS	(889,166)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions (including affiliated $20,964,084)	20,964,084
Net change in unrealized appreciation (depreciation)on investments (including affiliated $41,296,905)	41,296,905

NET GAIN ON INVESTMENTS	62,260,989

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$61,371,823

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$(889,166)	$1,038,921
Net realized gain on investment transactions	20,964,084	4,440,360
Net change in unrealized appreciation (depreciation) on investments	41,296,905	10,467,530

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	61,371,823	15,946,811

DISTRIBUTIONS	—	(57,259)

FUND SHARE TRANSACTIONS:
Fund share sold [14,646,174 and 10,794,012 shares, respectively]	166,572,031	105,049,616
Fund share issued in reinvestment of distributions [0 and 6,124 shares, respectively]	—	57,259
Fund share repurchased [138,518 and 218,559 shares, respectively]	(1,546,872)	(2,143,333)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	165,025,159	102,963,542

TOTAL INCREASE IN NET ASSETS	226,396,982	118,853,094
NET ASSETS:
Beginning of year	203,592,364	84,739,270

End of year	$429,989,346	$203,592,364

SEE NOTES TO FINANCIAL STATEMENTS.

A255

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 96.1% ASSET-BACKED SECURITIES — 3.1%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Non-Residential Mortgage-Backed Securities — 2.0%
Avis Budget Rental Car Funding AESOP LLC, Series 2010-5A, Class A, 144A	3.150%		03/20/17	$1,840	$1,912,588
Avis Budget Rental Car Funding AESOP LLC, Series 2012-2A, Class A, 144A	2.802%		05/20/18	1,850	1,907,907
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A, 144A	2.100%		03/20/19	1,400	1,397,934
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A, 144A	1.920%		09/20/19	1,600	1,569,451
Avis Budget Rental Car Funding AESOP LLC, Series 2013-2A, Class A, 144A	2.970%		02/20/20	2,130	2,170,547
BankAmerica Manufactured Housing Contract Trust, Series 1997-2, Class M	6.900%	(c)	04/10/28	2,066	2,223,625
EFS Volunteer No. 2 LLC, Series 2012-1, Class A2, 144A	1.520%	(c)	03/25/36	2,400	2,419,085
Greenpoint Manufactured Housing, Series 1999-2, Class A2	2.929%	(c)	03/18/29	2,450	2,133,960
Greenpoint Manufactured Housing, Series 1999-3, Class 1A7	7.270%		06/15/29	4,743	4,779,390
Greenpoint Manufactured Housing, Series 1999-3, Class 2A2	3.556%	(c)	06/19/29	1,325	1,122,733
Greenpoint Manufactured Housing, Series 1999-4, Class A2	3.667%	(c)	02/20/30	1,350	1,141,223
Hertz Vehicle Financing LLC, Series 2009-2A, Class A2, 144A	5.290%		03/25/16	1,280	1,338,504
Hertz Vehicle Financing LLC, Series 2013-1A, Class A2, 144A	1.830%		08/25/19	2,250	2,203,839
Manufactured Housing Contract Trust Pass-Through Certificates, Series 2001-2, Class IA2	3.669%	(c)	02/20/32	1,775	1,604,004
Manufactured Housing Contract Trust Pass-Through Certificates, Series 2001-2, Class IIA2	3.669%	(c)	03/13/32	2,775	2,463,018
Nelnet Student Loan Trust, Series 2005-4, Class A4R2	1.057%	(c)	03/22/32	6,700	6,228,555
Northstar Education Finance, Inc., Series 2007-1, Class A6	1.069%	(c)	01/29/46	5,925	5,432,852
Pennsylvania Higher Education Assistance Agency, Series 2003-1, Class B1	2.410%	(c)	07/25/42	10,000	9,871,580
SLM Student Loan Trust, Series 2006-5, Class A5	0.348%	(c)	01/25/27	4,620	4,526,828
SLM Student Loan Trust, Series 2012-6, Class A3	0.916%	(c)	05/26/26	1,700	1,701,180
South Carolina Student Loan Corp., Series 2010-1, Class A3, Revenue Bonds	1.326%	(c)	10/27/36	2,500	2,468,150

					60,616,953

Residential Mortgage-Backed Securities — 1.1%
ACE Securities Corp Home Equity Loan Trust, Series 2003-NC1, Class M1	1.335%	(c)	07/25/33	1,948	1,746,555
Ameriquest Mortgage Securities, Inc., Series 2004-R2, Class A1A	0.855%	(c)	04/25/34	2,010	1,933,526
Bear Stearns Asset-Backed Securities Trust, Series 2004-SD3, Class A3	0.735%	(c)	09/25/34	1,040	1,007,753
Bear Stearns Asset-Backed Securities Trust, Series 2007-SD1, Class 22A1	2.519%	(c)	10/25/36	268	171,537

SEE NOTES TO FINANCIAL STATEMENTS.

A256

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

ASSET-BACKED SECURITIES (Continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Residential Mortgage-Backed Securities (continued)
Countrywide Asset-Backed Certificates, Series 2004-5, Class M2	1.170%	(c)	07/25/34	$1,909	$1,810,272
Countrywide Asset-Backed Certificates, Series 2004-13, Class MF1	5.071%	(c)	04/25/35	3,541	2,882,064
Countrywide Asset-Backed Certificates, Series 2006-SD3, Class A1, 144A	0.496%	(c)	07/25/36	1,286	926,438
Countrywide Home Equity Loan Trust, Series 2006-HW, Class 2A1A	0.317%	(c)	11/15/36	247	207,278
Countrywide Home Equity Loan Trust, Series 2006-HW, Class 2A1B	0.317%	(c)	11/15/36	469	392,880
Fremont Home Loan Trust, Series 2003-B, Class M1	1.215%	(c)	12/25/33	1,788	1,682,869
GSAA Home Equity Trust, Series 2007-4, Class A3A	0.466%	(c)	03/25/37	3,120	1,845,785
GSAMP Trust, Series 2004-SEA2, Class A2B	0.716%	(c)	03/25/34	161	160,480
HLSS Servicer Advance Receivables Backed Notes, Series 2013-T5, Class AT5, 144A	1.979%		08/15/46	4,725	4,727,363
Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-NC10, Class M1	1.185%	(c)	10/25/33	1,786	1,669,533
NovaStar Mortgage Funding Trust, Series 2003-3, Class A2C	1.225%	(c)	12/25/33	1,545	1,434,788
People’s Choice Home Loan Securities Trust, Series 2004-2, Class M1	1.065%	(c)	10/25/34	1,565	1,448,249
RAMP Series Trust, Series 2006-RZ4, Class A3	0.436%	(c)	10/25/36	3,350	2,587,185
Renaissance Home Equity Loan Trust, Series 2006-3, Class AV3	0.406%	(c)	11/25/36	3,942	2,154,987
Saxon Asset Securities Trust, Series 2005-1, Class M1	0.855%	(c)	05/25/35	4,682	4,322,887
Soundview Home Equity Loan Trust, Series 2004-WMC1, Class M1	0.915%	(c)	01/25/35	2,383	2,164,127
Soundview Home Equity Loan Trust, Series 2006-WF1, Class A2	5.588%	(c)	10/25/36	294	239,870

					35,516,426

TOTAL ASSET-BACKED SECURITIES (cost $92,552,490)					96,133,379

BANK LOANS(c) — 3.1%
Advertising
Visant Corp., Tranche Term Loan B	5.250%		12/22/16	1,442	1,420,378

Aerospace & Defense — 0.1%
Accudyne Industries Borrower SCA (Luxembourg), Refinancing Term Loan	4.000%		12/13/19	2,303	2,302,222

Airlines — 0.1%
American Airlines, Inc., Term Loan B	3.750%		06/27/19	2,388	2,405,910

Commercial Services — 0.2%
Language Line LLC, Tranche Term Loan B	6.250%		06/20/16	1,462	1,453,420
Monitronics International, Inc., Term Loan B	4.250%		03/23/18	2,992	3,014,887
ServiceMaster Co., Tranche Term Loan C	4.250%		01/31/17	2,723	2,685,066

					7,153,373

Computer Services & Software — 0.1%
First Data Corp., 2018 Dollar Term Loan	4.164%		03/24/18	2,009	2,009,586
First Data Corp., 2018 Dollar Term Loan B	4.164%		09/24/18	350	350,243

SEE NOTES TO FINANCIAL STATEMENTS.

A257

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

BANK LOANS(c) (Continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Computer Services & Software (continued)
SunGard Data Systems, Inc., Tranche Term Loan E	4.000%	03/08/20	$1,244	$1,253,062

				3,612,891

Construction & Engineering — 0.1%
American Builders & Contractors Supply Co., Inc., Term Loan B	3.500%	04/16/20	1,796	1,797,744

Diversified Financial Services — 0.1%
Flying Fortress, Inc., New Loans	3.500%	06/30/17	1,490	1,491,241
Nielsen Finance LLC, Dollar Term Loan Class E	2.918%	05/01/16	2,800	2,803,239

				4,294,480

Diversified Manufacturing
Freedom Group, Inc., Term Loan B	5.500%	04/19/19	1,409	1,421,556

Electric — 0.1%
NRG Energy, Inc., Term Loan (2013)	2.750%	07/01/18	2,388	2,381,004

Environmental
Control Advanced Disposals Services, Inc., Term Loan B	4.250%	10/09/19	1,164	1,169,733

Food & Staples Retailing — 0.3%
ARAMARK Corp., Term Loan	3.724%	07/26/16	1,414	1,416,012
ARAMARK Corp., U.S. Term Loan (Non-Extending)	3.776%	01/26/14	11	10,556
ARAMARK Corp., U.S. Term Loan (Non-Extending)	3.776%	07/26/16	131	131,534
ARAMARK Corp., U.S. Term Loan D	4.000%	09/07/19	860	863,584
Del Monte Foods Co., Initial Term Loan	4.000%	03/08/18	2,860	2,863,656
HJ Heinz Co., Term Loan B-1	3.250%	06/07/19	517	519,922
HJ Heinz Co., Term Loan B-2	3.500%	06/05/20	1,891	1,903,382
SUPERVALU, Inc., New Term Loan	5.000%	03/21/19	2,461	2,483,243

				10,191,889

Healthcare – Services — 0.1%
Envision Healthcare Corp., Initial Term Loan	4.000%	05/25/18	1,206	1,207,731
Radnet Management, Inc., Term Loan B	4.875%	10/10/18	3,000	2,973,750

				4,181,481

Hotels, Restaurants & Leisure — 0.3%
Caesars Entertainment Operating Co., Inc., Term Loan B-6	5.488%	01/28/18	962	917,068
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Initial Term Loan	3.750%	09/23/20	4,058	4,085,513
Landry’s, Inc., Term Loan	4.000%	04/19/18	4,864	4,890,455

				9,893,036

Machinery — 0.1%
Gardner Denver, Inc., Initial Dollar Term Loan	4.250%	07/30/20	2,045	2,046,409

Media — 0.4%
Charter Communications Operating LLC, Term Loan F	3.000%	01/03/21	2,488	2,462,625
CSC Holdings LLC, Term Loan B	2.669%	04/17/20	2,488	2,459,961
Nine Entertainment Group Pty Ltd., Term Loan B	3.500%	02/05/20	1,000	996,250

SEE NOTES TO FINANCIAL STATEMENTS.

A258

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

BANK LOANS(c) (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Media (continued)
Univision Communications, Inc., 2013 Converted Extended First-Lien Term Loan	4.500%	03/01/20	$3,382	$3,397,943
Virgin Media Investment Holdings Ltd., Term Loan B Facility	3.500%	02/06/20	2,380	2,382,975

				11,699,754

Metals & Mining — 0.2%
FMG Resources (August 2006) Pty Ltd., Term Loan B	5.250%	10/18/17	1,785	1,809,297
Schaeffler AG, Facility C	4.250%	01/27/17	1,500	1,511,250
Walter Energy, Inc., Term Loan B	6.750%	04/01/18	1,401	1,372,591

				4,693,138

Miscellaneous Manufacturing — 0.1%
Wilsonart International Holding LLC, Tranche Term Loan B	4.000%	10/31/19	1,500	1,487,813

Oil, Gas & Consumable Fuels
EquiPower Resources Holdings LLC, Term Loan B	4.250%	12/27/18	975	977,778

Pharmaceuticals — 0.1%
Par Pharmaceutical Cos., Inc., Additional Term Loan B-1	4.250%	09/28/19	2,557	2,567,953

Retail & Merchandising — 0.6%
Dunkin’ Brands, Inc., Term Loan B-3	5.000%	02/14/20	4,017	4,028,256
Gymboree Corp. (The), Term Loan	5.000%	02/23/18	5,828	5,437,457
J Crew Group, Inc., Term Loan B-1	4.000%	03/07/18	497	500,085
Michaels Stores, Inc., Term Loan B	3.750%	01/28/20	1,940	1,946,907
Party City Holdings, Inc., 2013 Replacement Term Loan	4.250%	07/27/19	3,297	3,307,842
PVH Corp., Tranche Term Loan B	3.250%	02/13/20	860	863,849
Wendy’s International, Inc., Term Loan B	3.250%	05/15/19	2,445	2,445,489

				18,529,885

Telecommunications — 0.1%
Intelsat Jackson Holdings SA, Tranche Term Loan B-1	4.250%	06/30/19	2,299	2,305,927
Telesat Canada, Inc. (Canada), U.S. Term Loan B-2	3.500%	03/08/19	1,478	1,481,586
Windstream Corp., Tranche Tern Loan B-4	3.500%	01/23/20	746	746,604

				4,534,117

TOTAL BANK LOANS (cost $98,758,995)				98,762,544

COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.1%
ACRE Commercial Mortgage Trust, Series 2013-FL1, Class C, 144A	3.168%	06/15/30	650	650,042
ACRE Commercial Mortgage Trust, Series 2013-FL1, Class D, 144A	4.168%	06/15/30	1,680	1,678,920
Americold LLC Trust, Series 2010-ARTA, Class A2FX, 144A	4.954%	01/14/29	1,000	1,061,671
Banc of America Commercial Mortgage Trust, Series 2006-5, Class AM	5.448%	09/10/47	400	428,068

SEE NOTES TO FINANCIAL STATEMENTS.

A259

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-1, Class AM	5.421%	(c)	09/10/45	$967	$1,042,718
CD Commercial Mortgage Trust, Series 2006-CD2, Class AM	5.351%	(c)	01/15/46	500	536,935
CGRBS Commercial Mortgage Trust, Series 2013-VN05, Class A, 144A	3.369%		03/01/35	2,720	2,583,567
COBALT CMBS Commercial Mortgage Trust, Series 2007-C2, Class AMFX	5.526%	(c)	04/15/47	1,225	1,354,192
Commercial Mortgage Pass-Through Certificates, Series 2012-CR3, Class A3	2.822%		10/15/45	320	300,793
Commercial Mortgage Pass-Through Certificates, Series 2013-CR11, Class AM	4.715%	(c)	10/10/46	1,864	1,932,914
Commercial Mortgage Pass-Through Certificates, Series 2013-CR11, Class D, 144A	5.173%	(c)	10/10/46	719	634,768
Commercial Mortgage Pass-Through Certificates, Series 2013-CR12, Class A4	4.046%		10/10/46	3,030	3,058,055
Commercial Mortgage Pass-Through Certificates, Series 2013-CR12, Class AM	4.300%		10/10/46	900	904,199
Commercial Mortgage Pass-Through Certificates, Series 2013-CR12, Class B	4.762%	(c)	10/10/46	390	389,884
Commercial Mortgage Pass-Through Certificates, Series 2013-CR12, Class C	5.086%	(c)	10/10/46	190	187,526
Commercial Mortgage Pass-Through Certificates, Series 2013-SFS, Class A2, 144A	2.987%	(c)	04/12/35	1,650	1,519,688
Commercial Mortgage Trust, Series 2006-GG7, Class AM	5.820%	(c)	07/10/38	1,549	1,691,003
Credit Suisse Commercial Mortgage Trust, Series 2007-C2, Class AM	5.615%	(c)	01/15/49	2,759	2,928,930
Extended Stay America Trust, Series 2013-ESH7, Class A27, 144A	2.958%		12/05/31	980	950,987
FHLMC Multifamily Structured Pass-Through Certificates, Series K006, Class AX1, IO	1.039%	(c)	01/25/20	12,037	608,591
FHLMC Multifamily Structured Pass-Through Certificates, Series K007, Class X1, IO	1.217%	(c)	04/25/20	36,184	2,052,331
FHLMC Multifamily Structured Pass-Through Certificates, Series K008, Class X1, IO	1.665%	(c)	06/25/20	24,330	1,947,552
FHLMC Multifamily Structured Pass-Through Certificates, Series K009, Class X1, IO	1.490%	(c)	08/25/20	12,332	899,260
FHLMC Multifamily Structured Pass-Through Certificates, Series K015, Class X1, IO	1.666%	(c)	07/25/21	2,837	278,503
FHLMC Multifamily Structured Pass-Through Certificates, Series K016, Class X1, IO	1.575%	(c)	10/25/21	1,890	180,485
FHLMC Multifamily Structured Pass-Through Certificates, Series K017, Class X1, IO	1.446%	(c)	12/25/21	6,197	538,275
FHLMC Multifamily Structured Pass-Through Certificates, Series K024, Class X1, IO	0.903%	(c)	09/25/22	5,342	319,206
FHLMC Multifamily Structured Pass-Through Certificates, Series K703, Class X1, IO	2.083%	(c)	05/25/18	14,717	1,167,181
Government National Mortgage Assoc., Series 2012-100, Class IO, IO	0.825%		08/16/52	8,519	557,461
Government National Mortgage Assoc., Series 2013-153, Class AB	2.900%		02/16/44	3,256	3,339,012
Government National Mortgage Assoc., Series 2013-154, Class AB	2.900%		02/16/44	9,823	10,078,788
Government National Mortgage Assoc., Series 2013-178, Class A	2.250%		03/16/35	3,471	3,473,178
Government National Mortgage Assoc., Series 2013-178, Class IO, IO	0.950%		06/16/55	8,437	555,330

SEE NOTES TO FINANCIAL STATEMENTS.

A260

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

GS Mortgage Securities Corp. II, Series 2013-GC16, Class A4	4.272%		11/10/46	$6,230	$6,386,491
GS Mortgage Securities Corp. II, Series 2013-GC16, Class AS	4.649%		11/10/46	1,780	1,832,035
GS Mortgage Securities Corp. II, Series 2013-GC16, Class B	5.161%	(c)	11/10/46	1,440	1,478,752
GS Mortgage Securities Corp. Trust, Series 2012-ALOH, Class A, 144A	3.551%		04/10/34	1,827	1,796,332
GS Mortgage Securities Trust, Series 2013-GC13, Class A5	4.040%	(c)	07/10/46	680	696,546
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-INN, Class A, 144A	1.568%	(c)	10/15/30	3,070	3,075,848
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-INN, Class C, 144A	2.718%	(c)	10/15/30	2,350	2,351,901
JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class AS	4.420%		11/15/45	2,000	2,045,134
JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class C	5.081%	(c)	11/15/45	820	823,766
JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class D, 144A	5.081%	(c)	11/15/45	970	869,700
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class B	4.887%	(c)	01/15/47	540	543,046
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A3	5.336%		05/15/47	1,000	1,094,700
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB20, Class AM	5.874%	(c)	02/12/51	1,240	1,403,010
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB20, Class AMFX	5.930%	(c)	02/12/51	300	337,554
LB Commercial Mortgage Trust 2007-C3, Series 2007-C3, Class AM	6.081%	(c)	07/15/44	1,180	1,309,907
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class AM	6.164%	(c)	09/15/45	1,050	1,200,145
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class XA, IO, 144A	1.887%	(c)	08/15/45	8,498	803,221
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class AS	3.476%		11/15/45	800	767,786
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A4	2.918%		02/15/46	1,120	1,049,245
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class AS	3.214%		02/15/46	1,192	1,110,933
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class AS	3.456%		05/15/46	1,490	1,408,469
Morgan Stanley Capital I Trust, Series 2007-IQ15, Class A4	5.910%	(c)	06/11/49	460	513,164
RBSCF Trust, Series 2013-GSP, Class A, 144A	3.834%		01/13/32	8,930	8,791,942
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class AS, 144A	3.317%		12/10/45	990	929,001
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class AM	5.383%		12/15/43	1,000	1,075,993
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class A4	4.218%	(c)	07/15/46	500	514,699
WF-RBS Commercial Mortgage Trust, Series 2012-C7, Class XA, IO, 144A	1.591%	(c)	06/15/45	17,809	1,702,704

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $97,014,782)					95,742,037

SEE NOTES TO FINANCIAL STATEMENTS.

A261

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS — 33.4%	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Advertising — 0.1%
WPP Finance 2010 (United Kingdom), Gtd. Notes	5.625%	11/15/43	$440	$435,572
WPP Finance UK (United Kingdom), Gtd. Notes	8.000%	09/15/14	2,270	2,382,957

				2,818,529

Aerospace & Defense — 0.2%
Boeing Co. (The), Sr. Unsec’d. Notes	4.875%	02/15/20(a)	2,400	2,675,846
Raytheon Co., Sr. Unsec’d. Notes	3.125%	10/15/20	1,330	1,331,515
United Technologies Corp., Sr. Unsec’d. Notes	4.500%	06/01/42	2,150	2,087,837

				6,095,198

Agriculture — 0.9%
Altria Group, Inc., Gtd. Notes	2.850%	08/09/22	3,490	3,213,316
Altria Group, Inc., Gtd. Notes	4.000%	01/31/24	1,770	1,730,023
Altria Group, Inc., Gtd. Notes	4.750%	05/05/21	1,770	1,899,495
Altria Group, Inc., Gtd. Notes	5.375%	01/31/44(a)	3,140	3,153,003
Altria Group, Inc., Gtd. Notes	9.250%	08/06/19	4,420	5,822,506
Altria Group, Inc., Gtd. Notes	9.950%	11/10/38	70	106,778
Lorillard Tobacco Co., Gtd. Notes	8.125%	06/23/19(a)	2,470	3,008,821
Philip Morris International, Inc., Sr. Unsec’d. Notes	2.500%	08/22/22	2,010	1,832,232
Philip Morris International, Inc., Sr. Unsec’d. Notes	2.900%	11/15/21	3,330	3,179,001
Philip Morris International, Inc., Sr. Unsec’d. Notes	4.500%	03/20/42	3,040	2,839,606
Reynolds American, Inc., Gtd. Notes	3.250%	11/01/22	1,430	1,318,054

				28,102,835

Airlines — 0.2%
Delta Air Lines 2007-1 Class A Pass-Through Trust, Series 071A, Pass-Through Certificates	6.821%	02/10/24	2,859	3,223,732
Delta Air Lines 2009-1 Class A Pass-Through Trust, Series A, Pass-Through Certificates	7.750%	06/17/21	1,295	1,489,321
UAL 2009-2A Pass-Through Trust, Series 09-2, Pass-Through Certificates	9.750%	07/15/18	1,034	1,189,598
United Airlines, Inc., Sr. Sec’d. Notes, 144A	6.750%	09/15/15	1,480	1,526,250

				7,428,901

Automobiles — 0.7%
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	1.300%	07/31/15	350	352,053
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	2.625%	09/15/16	4,920	5,087,777
Eaton Corp., Gtd. Notes	1.500%	11/02/17	1,510	1,480,301
Eaton Corp., Gtd. Notes	2.750%	11/02/22	8,050	7,509,507
Eaton Corp., Gtd. Notes	4.150%	11/02/42	2,190	1,945,456
Ford Motor Co., Sr. Unsec’d. Notes	4.750%	01/15/43	5,170	4,662,689

				21,037,783

Banks — 5.0%
ANZ National International Ltd. (New Zealand), Bank Gtd. Notes, 144A	1.850%	10/15/15	1,810	1,837,637
Bank of America Corp., Sr. Unsec’d. Notes	2.600%	01/15/19	5,560	5,584,542
Bank of America Corp., Sr. Unsec’d. Notes	3.875%	03/22/17	1,080	1,152,703
Bank of America Corp., Sr. Unsec’d. Notes	5.650%	05/01/18(a)	5,770	6,567,812
Bank of America Corp., Sr. Unsec’d. Notes	5.700%	01/24/22	1,500	1,697,783

SEE NOTES TO FINANCIAL STATEMENTS.

A262

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Banks (continued)
Bank of America Corp., Sr. Unsec’d. Notes	5.750%		12/01/17	$490	$557,675
Bank of America Corp., Sr. Unsec’d. Notes	6.500%		08/01/16	40	45,163
Bank of America Corp., Sr. Unsec’d. Notes	7.625%		06/01/19	4,750	5,891,553
Bank of America Corp., Sr. Unsec’d. Notes, MTN	3.300%		01/11/23	3,000	2,838,801
Bank of America Corp., Sr. Unsec’d. Notes, MTN	5.000%		05/13/21	3,450	3,770,067
Bank of America Corp., Sub. Notes	5.420%		03/15/17	1,500	1,649,082
Bank of Tokyo-Mitsubishi UFJ Ltd. (The) (Japan), Sr. Unsec’d. Notes, 144A	3.850%		01/22/15	1,610	1,660,828
BBVA US Sr. SAU (Spain), Bank Gtd. Notes	3.250%		05/16/14	3,210	3,235,783
BBVA US Sr. SAU (Spain), Bank Gtd. Notes	4.664%		10/09/15	5,490	5,771,516
BNP Paribas SA (France), Sr. Unsec’d. Notes, MTN	2.375%		09/14/17	2,750	2,807,657
CIT Group, Inc., Sr. Unsec’d. Notes	5.000%		08/01/23	2,290	2,204,125
Commonwealth Bank of Australia (Australia), Sr. Unsec’d. Notes	1.250%		09/18/15	6,170	6,237,722
Commonwealth Bank of Australia (Australia), Sr. Unsec’d. Notes, 144A	3.750%		10/15/14	2,380	2,440,676
Commonwealth Bank of Australia (Australia), Sr. Unsec’d. Notes, 144A	5.000%		10/15/19	1,220	1,359,849
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands), Bank Gtd. Notes	4.625%		12/01/23	5,880	5,921,266
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands), Bank Gtd. Notes	5.750%		12/01/43	2,160	2,289,786
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands), Jr. Sub. Notes, 144A	11.000%	(c)	12/29/49	3,985	5,275,144
Credit Agricole SA (France), Jr. Sub. Notes, 144A	8.375%	(c)	10/29/49(a)	4,500	5,107,500
Credit Agricole SA (France), Sr. Unsec’d. Notes, 144A	2.625%		01/21/14	1,780	1,781,686
HBOS PLC (United Kingdom), Sub. Notes, MTN, 144A	6.750%		05/21/18	220	248,848
ING Bank NV (Netherlands), Sub. Notes, 144A	5.800%		09/25/23	5,870	6,137,637
Intesa Sanpaolo SpA (Italy), Bank Gtd. Notes	3.125%		01/15/16	1,000	1,019,062
Intesa Sanpaolo SpA (Italy), Sr. Notes, 144A	3.625%		08/12/15	1,430	1,471,391
M&T Bank Corp., Jr. Sub. Notes, 144A	6.875%		12/29/49	6,230	5,983,965
National Australia Bank Ltd. (Australia), Sr. Unsec’d. Notes	1.600%		08/07/15	1,530	1,554,391
Nordea Bank AB (Sweden), Sub. Notes, 144A	4.250%		09/21/22	800	791,016
Nordea Bank AB (Sweden), Sub. Notes, 144A	4.875%		05/13/21	4,250	4,392,893
Royal Bank of Scotland Group PLC (United Kingdom), Jr. Sub. Notes	7.648%	(c)	08/29/49	420	438,900
Royal Bank of Scotland Group PLC (United Kingdom), Sr. Unsec’d. Notes	2.550%		09/18/15	280	286,372
Royal Bank of Scotland Group PLC (United Kingdom), Sr. Unsec’d. Notes	6.400%		10/21/19	3,100	3,572,207
Royal Bank of Scotland Group PLC (United Kingdom), Sub. Notes	4.700%		07/03/18	470	477,500
Royal Bank of Scotland Group PLC (United Kingdom), Sub. Notes	5.000%		10/01/14	1,760	1,798,636
Royal Bank of Scotland Group PLC (United Kingdom), Sub. Notes	6.000%		12/19/23	2,750	2,769,580
Royal Bank of Scotland Group PLC (United Kingdom), Sub. Notes	6.100%		06/10/23	4,490	4,526,351
Santander US Debt SA Unipersonal (Spain), Bank Gtd. Notes, 144A	3.724%		01/20/15	1,090	1,111,720
Santander US Debt SA Unipersonal (Spain), Bank Gtd. Notes, 144A	3.781%		10/07/15	2,400	2,473,070
State Street Corp., Jr. Sub. Debs	4.956%		03/15/18	7,030	7,626,847

SEE NOTES TO FINANCIAL STATEMENTS.

A263

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Banks (continued)
Sumitomo Mitsui Banking Corp. (Japan), Sr. Unsec’d. Notes, 144A	3.100%		01/14/16	$730	$757,522
Sumitomo Mitsui Banking Corp. (Japan), Sr. Unsec’d. Notes, 144A	3.150%		07/22/15	2,010	2,078,463
UBS AG (Switzerland), Sr. Unsec’d. Notes	2.250%		01/28/14	731	731,941
UBS AG (Switzerland), Sr. Unsec’d. Notes	3.875%		01/15/15	756	781,594
UBS AG (Switzerland), Sr. Unsec’d. Notes	4.875%		08/04/20	250	278,202
Wachovia Capital Trust III, Ltd. Gtd. Notes	5.570%	(c)	03/29/49	6,530	5,974,950
Wachovia Corp., Sr. Unsec’d. Notes, MTN	5.750%		02/01/18	920	1,060,832
Wells Fargo & Co., Sr. Unsec’d. Notes	1.500%		01/16/18(a)	1,420	1,410,827
Wells Fargo & Co., Sr. Unsec’d. Notes	3.676%		06/15/16	2,470	2,629,918
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN	4.600%		04/01/21	7,340	8,046,306
Wells Fargo & Co., Sub. Notes	3.450%		02/13/23	2,320	2,193,409
Wells Fargo & Co., Sub. Notes	5.375%		11/02/43(a)	2,270	2,324,494
Wells Fargo & Co., Sub. Notes, 144A	5.606%		01/15/44	1,731	1,797,967
Wells Fargo & Co., Series l, Sr. Unsec’d. Notes, MTN	3.750%		10/01/14	300	307,643
Wells Fargo Capital X, Ltd. Gtd. Notes	5.950%		12/01/86	1,400	1,374,100

					156,114,910

Beverages — 1.2%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	2.500%		07/15/22	7,580	7,011,257
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	5.000%		04/15/20	1,380	1,561,760
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	5.375%		01/15/20	3,620	4,154,518
Diageo Capital PLC (United Kingdom), Gtd. Notes	4.828%		07/15/20	3,330	3,687,485
Diageo Investment Corp. (United Kingdom), Gtd. Notes	2.875%		05/11/22	4,795	4,570,738
Heineken NV (Netherlands), Sr. Unsec’d. Notes, 144A	1.400%		10/01/17	3,060	3,002,083
Molson Coors Brewing Co., Gtd. Notes	3.500%		05/01/22	330	324,000
PepsiCo, Inc., Sr. Unsec’d. Notes	0.700%		08/13/15	3,790	3,794,010
PepsiCo, Inc., Sr. Unsec’d. Notes	4.000%		03/05/42	710	618,289
PepsiCo, Inc., Sr. Unsec’d. Notes	7.900%		11/01/18	992	1,239,980
Pernod-Ricard SA (France), Sr. Unsec’d. Notes, 144A	4.450%		01/15/22	6,780	6,858,336
Pernod-Ricard SA (France), Sr. Unsec’d. Notes, 144A	5.500%		01/15/42	480	490,744

					37,313,200

Cable Television — 0.7%
Comcast Cable Communications Holdings, Inc., Gtd. Notes	9.455%		11/15/22	80	110,806
Comcast Corp., Gtd. Notes	5.650%		06/15/35	310	330,189
Comcast Corp., Gtd. Notes	5.700%		05/15/18(a)	2,160	2,480,229
Comcast Corp., Gtd. Notes	5.875%		02/15/18	2,800	3,211,583
Comcast Corp., Gtd. Notes	6.500%		01/15/15	2,690	2,852,263
Comcast Corp., Gtd. Notes	6.500%		01/15/17	1,710	1,958,973
Comcast Corp., Gtd. Notes	6.950%		08/15/37	600	737,580
Time Warner Cable, Inc., Gtd. Notes	4.125%		02/15/21	705	668,174
Time Warner Cable, Inc., Gtd. Notes	5.000%		02/01/20	830	842,748
Time Warner Cable, Inc., Gtd. Notes	5.500%		09/01/41	260	215,440
Time Warner Cable, Inc., Gtd. Notes	5.875%		11/15/40	1,870	1,617,636
Time Warner Cable, Inc., Gtd. Notes	8.250%		04/01/19	2,880	3,373,934

SEE NOTES TO FINANCIAL STATEMENTS.

A264

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Cable Television (continued)
Time Warner, Inc., Gtd. Notes	4.700%		01/15/21	$1,390	$1,475,745
Time Warner, Inc., Gtd. Notes	4.750%		03/29/21	710	757,124
Time Warner, Inc., Gtd. Notes	6.250%		03/29/41	1,570	1,743,457
Time Warner, Inc., Gtd. Notes	7.700%		05/01/32	450	577,787

					22,953,668

Chemicals — 0.3%
Axiall Corp., Gtd. Notes, 144A	4.875%		05/15/23	3,000	2,835,000
Eagle Spinco, Inc., Gtd. Notes, 144A	4.625%		02/15/21(a)	2,620	2,567,600
Ecolab, Inc., Sr. Unsec’d. Notes	4.350%		12/08/21	910	943,608
LyondellBasell Industries NV, Sr. Unsec’d. Notes	5.000%		04/15/19	580	644,160
LyondellBasell Industries NV, Sr. Unsec’d. Notes	5.750%		04/15/24	780	874,125
LyondellBasell Industries NV, Sr. Unsec’d. Notes	6.000%		11/15/21	980	1,127,110

					8,991,603

Commercial Services & Supplies
Catholic Health Initiatives, Sec’d. Notes	4.350%		11/01/42	440	381,701

Computer Services & Software — 0.2%
Activision Blizzard, Inc., Gtd. Notes, 144A	5.625%		09/15/21	1,230	1,273,050
First Data Corp., Sr. Sec’d. Notes, 144A	6.750%		11/01/20	750	780,000
First Data Corp., Sr. Sec’d. Notes, 144A	7.375%		06/15/19	1,497	1,598,047
Oracle Corp., Sr. Unsec’d. Notes	1.200%		10/15/17	3,960	3,896,870

					7,547,967

Construction & Engineering
Aguila 3 SA (Luxembourg), Sr. Sec’d. Notes, 144A	7.875%		01/31/18	670	710,200

Consumer Products — 0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec’d. Notes	6.875%		02/15/21	1,545	1,664,737
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec’d. Notes	7.125%		04/15/19	2,452	2,611,380

					4,276,117

Containers & Packaging — 0.4%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc. (Ireland), Sr. Sec’d. Notes, 144A	4.875%		11/15/22	4,170	4,128,300
Ball Corp., Gtd. Notes	4.000%		11/15/23	680	608,600
Ball Corp., Gtd. Notes	5.000%		03/15/22	5,010	4,959,900
Rock Tenn Co., Gtd. Notes	3.500%		03/01/20	690	678,672
Rock Tenn Co., Gtd. Notes	4.000%		03/01/23	940	897,786

					11,273,258

Diversified Financial Services — 6.4%
Ally Financial, Inc., Gtd. Notes	7.500%		09/15/20	5,100	5,941,500
American Express Co., Jr. Sub. Notes	6.800%	(c)	09/01/66	5,160	5,497,980
American Express Credit Corp., Sr. Unsec’d. Notes, MTN	5.125%		08/25/14	2,120	2,184,552
American Honda Finance Corp. (Japan), Unsec’d. Notes, 144A	1.000%		08/11/15	3,560	3,573,955
Bear Stearns Cos. LLC (The), Sr. Unsec’d. Notes	6.400%		10/02/17	3,210	3,725,401
Boeing Capital Corp., Sr. Unsec’d. Notes	4.700%		10/27/19	2,860	3,209,074

SEE NOTES TO FINANCIAL STATEMENTS.

A265

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Diversified Financial Services (continued)
Caterpillar Financial Services Corp., Sr. Unsec’d. Notes, MTN	5.450%		04/15/18	$880	$1,000,278
Citigroup, Inc., Jr. Sub. Notes	5.350%	(c)	04/29/49	1,760	1,545,280
Citigroup, Inc., Jr. Sub. Notes	5.900%	(c)	12/29/49	1,000	935,000
Citigroup, Inc., Jr. Sub. Notes	5.950%	(c)	12/29/49	1,510	1,397,279
Citigroup, Inc., Notes, MTN	5.500%		10/15/14	809	839,053
Citigroup, Inc., Sr. Unsec’d. Notes	4.950%		11/07/43(a)	1,600	1,593,741
Citigroup, Inc., Sr. Unsec’d. Notes	5.375%		08/09/20	752	855,507
Citigroup, Inc., Sr. Unsec’d. Notes	6.010%		01/15/15	4,491	4,729,216
Citigroup, Inc., Sr. Unsec’d. Notes	6.875%		03/05/38	1,000	1,229,697
Citigroup, Inc., Sub. Notes	4.050%		07/30/22	2,170	2,145,820
Citigroup, Inc., Sub. Notes	5.500%		09/13/25	5,840	6,150,916
Citigroup, Inc., Sub. Notes	6.125%		08/25/36	1,620	1,727,195
Countrywide Financial Corp., Sub. Notes	6.250%		05/15/16	340	375,189
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	5.750%		02/01/21	900	1,008,240
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	5.875%		08/02/21	1,620	1,836,609
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	8.125%		01/15/20	2,270	2,838,521
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	12.000%		05/15/15	2,420	2,777,337
General Electric Capital Corp., Sr. Unsec’d. Notes	1.625%		07/02/15	1,610	1,636,164
General Electric Capital Corp., Sr. Unsec’d. Notes	5.900%		05/13/14	1,360	1,387,510
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	4.375%		09/16/20	2,540	2,752,824
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	4.625%		01/07/21	9,100	9,923,068
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	6.875%		01/10/39	7,530	9,680,538
General Electric Capital Corp., Sub. Notes, MTN .	6.375%	(c)	11/15/67	6,910	7,497,350
General Motors Financial Co., Inc., Gtd. Notes, 144A	2.750%		05/15/16	750	759,375
General Motors Financial Co., Inc., Gtd. Notes, 144A	3.250%		05/15/18	560	560,000
General Motors Financial Co., Inc., Gtd. Notes, 144A	4.250%		05/15/23	660	627,825
Goldman Sachs Capital II, Ltd. Gtd. Notes	4.000%	(c)	12/01/49	3,030	2,130,090
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	2.375%		01/22/18	4,340	4,356,496
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	2.900%		07/19/18	400	407,070
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.250%		07/27/21	980	1,072,945
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	6.000%		06/15/20	2,780	3,187,484
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	6.150%		04/01/18	320	366,937
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	6.250%		02/01/41	8,870	10,221,788
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	5.375%		03/15/20	8,010	8,908,153
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	6.000%		05/01/14	1,020	1,038,214
Goldman Sachs Group, Inc. (The), Sub. Notes	6.750%		10/01/37	640	712,029
HSBC Finance Corp., Sub. Notes	6.676%		01/15/21	4,620	5,308,551
Hyundai Capital America (South Korea), Sr. Unsec’d. Notes, 144A	2.125%		10/02/17	980	973,300

SEE NOTES TO FINANCIAL STATEMENTS.

A266

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Diversified Financial Services (continued)
International Lease Finance Corp., Sr. Sec’d. Notes, 144A	6.500%	09/01/14	$1,930	$1,995,137
International Lease Finance Corp., Sr. Sec’d. Notes, 144A	6.750%	09/01/16	5,630	6,277,450
John Deere Capital Corp., Sr. Notes	1.700%	01/15/20	610	574,425
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	5.350%	04/03/18	1,000	1,132,922
John Deere Capital Corp., Unsec’d. Notes	2.250%	04/17/19	140	139,701
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.250%	09/23/22	1,500	1,437,481
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.250%	10/15/20	90	95,403
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.350%	08/15/21	630	663,970
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.400%	07/22/20	1,730	1,859,679
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.500%	01/24/22	1,140	1,205,813
JPMorgan Chase & Co., Sr. Unsec’d. Notes, MTN	1.100%	10/15/15	5,560	5,581,206
JPMorgan Chase & Co., Sub. Notes	3.375%	05/01/23(a)	8,310	7,744,920
JPMorgan Chase & Co., Sub. Notes	6.125%	06/27/17	2,260	2,566,949
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	6.875%	04/25/18	4,150	4,906,827
Merrill Lynch & Co., Inc., Sub. Notes	6.050%	05/16/16	320	352,072
Morgan Stanley, Notes, MTN	6.625%	04/01/18	3,390	3,966,619
Morgan Stanley, Sr. Unsec’d. Notes	4.750%	03/22/17	530	578,399
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.950%	12/28/17	5,600	6,398,112
Nationstar Mortgage LLC/Nationstar Capital Corp., Gtd. Notes	6.500%	07/01/21	580	552,450
SLM Corp., Sr. Unsec’d. Notes, MTN	3.875%	09/10/15	3,760	3,886,900
SLM Corp., Sr. Unsec’d. Notes, MTN	8.000%	03/25/20	1,920	2,174,400
Toyota Motor Credit Corp. (Japan), Sr. Unsec’d. Notes, MTN	1.250%	10/05/17	4,130	4,054,322
UPCB Finance III Ltd. (Netherlands), Sr. Sec’d. Notes, 144A	6.625%	07/01/20	3,710	3,941,875
Vesey Street Investment Trust I, Gtd. Notes	4.404%	09/01/16	1,550	1,664,251
Wachovia Bank NA, Sub. Notes	6.000%	11/15/17	4,670	5,388,713

				199,765,047

Diversified Manufacturing — 0.1%
General Electric Co., Sr. Unsec’d. Notes	0.850%	10/09/15	1,970	1,979,200

Electric — 1.7%
AES Corp. (The), Sr. Unsec’d. Notes	8.000%	06/01/20	4,540	5,311,800
Calpine Corp., Sr. Sec’d. Notes, 144A	5.875%	01/15/24	630	615,825
Calpine Corp., Sr. Sec’d. Notes, 144A	7.500%	02/15/21	2,022	2,206,507
Calpine Corp., Sr. Sec’d. Notes, 144A	7.875%	07/31/20	6	6,570
Calpine Corp., Sr. Sec’d. Notes, 144A	7.875%	01/15/23	272	297,160
Dominion Resources, Inc., Sr. Unsec’d. Notes	7.000%	06/15/38	2,480	3,115,874
Dominion Resources, Inc., Sr. Unsec’d. Notes	8.875%	01/15/19	820	1,041,908
Duke Energy Progress, Inc., First Mortgage	2.800%	05/15/22	1,490	1,419,496
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., Sr. Sec’d. Notes	10.000%	12/01/20(a)	5,043	5,358,187
FirstEnergy Corp., Sr. Unsec’d. Notes	2.750%	03/15/18	1,070	1,051,350
FirstEnergy Corp., Sr. Unsec’d. Notes	4.250%	03/15/23	4,340	4,045,544
FirstEnergy Corp., Sr. Unsec’d. Notes	7.375%	11/15/31	13,060	14,190,787
GenOn Americas Generation LLC, Sr. Unsec’d. Notes	9.125%	05/01/31	3,000	3,052,500
MidAmerican Energy Holdings Co., Sr. Unsec’d. Notes	6.500%	09/15/37	1,660	1,928,156

SEE NOTES TO FINANCIAL STATEMENTS.

A267

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Electric (continued)
Mirant Mid Atlantic Pass-Through Trust C, Pass-Through Certificates	10.060%	12/30/28	$1,403	$1,527,499
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	5.800%	03/01/37	3,280	3,615,852
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	8.250%	10/15/18	930	1,163,130
Progress Energy, Inc., Sr. Unsec’d. Notes	4.400%	01/15/21	1,620	1,709,591
Progress Energy, Inc., Sr. Unsec’d. Notes	6.000%	12/01/39	1,620	1,816,968

				53,474,704

Electrical Equipment
ABB Finance USA, Inc. (Switzerland), Gtd. Notes	4.375%	05/08/42	180	164,953

Electronic Components & Equipment
National Semiconductor Corp., Sr. Unsec’d. Notes	6.600%	06/15/17	320	373,970

Environmental Control — 0.1%
Waste Management, Inc., Gtd. Notes	4.600%	03/01/21	3,220	3,430,794

Food & Staples Retailing — 0.7%
Constellation Brands, Inc., Gtd. Notes	4.250%	05/01/23	3,000	2,797,500
Hawk Acquisition Sub, Inc., Sec’d. Notes, 144A	4.250%	10/15/20(a)	1,690	1,635,075
Kraft Foods Group, Inc., Sr. Unsec’d. Notes	3.500%	06/06/22	2,080	2,027,156
Kraft Foods Group, Inc., Sr. Unsec’d. Notes	5.375%	02/10/20	3,997	4,509,423
Kroger Co. (The), Sr. Unsec’d. Notes	3.300%	01/15/21	1,000	993,409
Mondelez International, Inc., Sr. Unsec’d. Notes	5.375%	02/10/20	2,703	3,052,741
Mondelez International, Inc., Sr. Unsec’d. Notes	6.500%	02/09/40	560	669,201
WM Wrigley Jr. Co., Sr. Unsec’d. Notes, 144A	2.400%	10/21/18	1,900	1,888,347
WM Wrigley Jr. Co., Sr. Unsec’d. Notes, 144A	2.900%	10/21/19	2,030	2,013,218
WM Wrigley Jr. Co., Sr. Unsec’d. Notes, 144A	3.375%	10/21/20	1,960	1,937,493

				21,523,563

Healthcare – Products
Mallinckrodt International Finance SA, Gtd. Notes, 144A	3.500%	04/15/18	400	392,396
Mallinckrodt International Finance SA, Gtd. Notes, 144A	4.750%	04/15/23	1,320	1,218,278

				1,610,674

Healthcare – Services — 0.7%
Fresenius Medical Care US Finance II, Inc. (Germany), Gtd. Notes, 144A	5.875%	01/31/22	2,000	2,110,000
Fresenius Medical Care US Finance, Inc. (Germany), Gtd. Notes	6.875%	07/15/17	1,323	1,501,605
Fresenius Medical Care US Finance, Inc. (Germany), Gtd. Notes, 144A	5.750%	02/15/21	780	826,800
HCA, Inc., Sr. Sec’d. Notes	5.875%	03/15/22	1,170	1,208,025
HCA, Inc., Sr. Sec’d. Notes	6.500%	02/15/20(a)	2,100	2,307,375
Humana, Inc., Sr. Unsec’d. Notes	3.150%	12/01/22	1,530	1,416,336
Medtronic, Inc., Sr. Unsec’d. Notes	3.125%	03/15/22	350	340,075
Medtronic, Inc., Sr. Unsec’d. Notes	4.450%	03/15/20	1,550	1,698,673
Roche Holdings, Inc. (Switzerland), Gtd. Notes, 144A	6.000%	03/01/19	1,726	2,019,826
Tenet Healthcare Corp., Sr. Sec’d. Notes	4.500%	04/01/21(a)	1,550	1,468,625
Tenet Healthcare Corp., Sr. Sec’d. Notes, 144A	6.000%	10/01/20	1,780	1,857,875
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	1.625%	03/15/19(a)	1,230	1,184,458
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.375%	11/15/21	770	760,499
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	6.000%	11/15/17	45	51,150

SEE NOTES TO FINANCIAL STATEMENTS.

A268

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Healthcare – Services (continued)
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	6.000%	02/15/18	$1,570	$1,813,843
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	6.875%	02/15/38	250	311,369

				20,876,534

Home Builders — 0.1%
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Gtd. Notes, 144A	5.250%	04/15/21	1,550	1,507,375
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Gtd. Notes, 144A	7.750%	04/15/20	670	737,000

				2,244,375

Hotels, Restaurants & Leisure — 0.1%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Gtd. Notes, 144A	5.625%	10/15/21	3,880	4,025,500

Insurance — 0.7%
American International Group, Inc., Jr. Sub. Notes	6.250%	03/15/87	870	870,000
American International Group, Inc., Sr. Unsec’d. Notes	8.250%	08/15/18	2,000	2,501,760
Berkshire Hathaway, Inc., Sr. Unsec’d. Notes	3.200%	02/11/15	290	298,902
ING US, Inc., Gtd. Notes	2.900%	02/15/18	540	552,304
MetLife, Inc., Jr. Sub. Notes	6.400%	12/15/66	4,690	4,818,975
MetLife, Inc., Sr. Unsec’d. Notes	4.750%	02/08/21(a)	1,750	1,891,419
MetLife, Inc., Sr. Unsec’d. Notes	5.875%	02/06/41	1,220	1,362,800
WellPoint, Inc., Sr. Unsec’d. Notes	1.250%	09/10/15	830	835,769
WellPoint, Inc., Sr. Unsec’d. Notes	3.125%	05/15/22	3,220	3,019,970
WellPoint, Inc., Sr. Unsec’d. Notes	3.700%	08/15/21	2,140	2,132,093
WellPoint, Inc., Sr. Unsec’d. Notes	7.000%	02/15/19	2,185	2,592,496

				20,876,488

Investment Companies — 0.1%
Temasek Financial I Ltd. (Singapore), Gtd. Notes, 144A	2.375%	01/23/23	2,770	2,492,571

Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	3.600%	08/15/21(a)	1,530	1,516,296
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	5.300%	02/01/44	400	404,470

				1,920,766

Media — 0.7%
21st Century Fox America, Inc., Gtd. Notes	4.500%	02/15/21	590	632,404
21st Century Fox America, Inc., Gtd. Notes	6.750%	01/09/38	250	283,934
21st Century Fox America, Inc., Gtd. Notes	6.900%	08/15/39	365	435,025
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	5.250%	09/30/22	630	588,263
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	6.625%	01/31/22	1,840	1,895,200
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	8.125%	04/30/20	1,750	1,898,750
COX Communications, Inc., Sr. Unsec’d. Notes	5.450%	12/15/14	448	468,183
COX Communications, Inc., Sr. Unsec’d. Notes, 144A	4.700%	12/15/42	40	33,593
COX Communications, Inc., Sr. Unsec’d. Notes, 144A	6.950%	06/01/38	80	83,917
CSC Holdings LLC, Sr. Unsec’d. Notes	6.750%	11/15/21	960	1,034,400

SEE NOTES TO FINANCIAL STATEMENTS.

A269

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Media (continued)
DISH DBS Corp., Gtd. Notes	7.875%	09/01/19	$3,015	$3,452,175
NBCUniversal Enterprise, Inc., Gtd. Notes, 144A	1.974%	04/15/19	3,640	3,560,572
UBM PLC (United Kingdom), Notes, 144A	5.750%	11/03/20	1,850	1,923,288
Univision Communications, Inc., Sr. Sec’d. Notes, 144A	5.125%	05/15/23(a)	1,200	1,198,500
Univision Communications, Inc., Sr. Sec’d. Notes, 144A	6.750%	09/15/22(a)	910	996,450
Viacom, Inc., Sr. Unsec’d. Notes	4.250%	09/01/23	3,050	3,043,656

				21,528,310

Metals & Mining — 3.0%
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	5.000%	02/25/17	1,190	1,276,275
Arch Coal, Inc., Gtd. Notes	7.000%	06/15/19(a)	4,130	3,283,350
Barrick Gold Corp. (Canada), Sr. Unsec’d. Notes	3.850%	04/01/22	1,230	1,107,775
Barrick Gold Corp. (Canada), Sr. Unsec’d. Notes	4.100%	05/01/23	6,180	5,586,046
Barrick Gold Corp. (Canada), Sr. Unsec’d. Notes	6.950%	04/01/19	2,170	2,504,785
Barrick North America Finance LLC (Canada), Gtd. Notes	4.400%	05/30/21	1,710	1,646,467
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	3.250%	11/21/21	1,150	1,143,185
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	5.000%	09/30/43	1,950	1,982,645
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	6.500%	04/01/19	5,740	6,881,640
Cliffs Natural Resources, Inc., Sr. Unsec’d. Notes	3.950%	01/15/18(a)	3,440	3,473,695
Cliffs Natural Resources, Inc., Sr. Unsec’d. Notes	4.800%	10/01/20(a)	1,200	1,192,699
CONSOL Energy, Inc., Gtd. Notes	8.250%	04/01/20	2,520	2,727,900
FMG Resources August 2006 Pty Ltd. (Australia), Gtd. Notes, 144A	6.000%	04/01/17(a)	1,160	1,232,500
FMG Resources August 2006 Pty Ltd. (Australia), Gtd. Notes, 144A	6.375%	02/01/16(a)	520	538,200
FMG Resources August 2006 Pty Ltd. (Australia), Gtd. Notes, 144A	6.875%	04/01/22(a)	1,180	1,286,200
Freeport-McMoRan Copper & Gold, Inc., Gtd. Notes	2.375%	03/15/18	660	658,388
Freeport-McMoRan Copper & Gold, Inc., Gtd. Notes	3.100%	03/15/20(a)	3,850	3,740,398
Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec’d. Notes	3.550%	03/01/22(a)	2,100	1,995,840
Glencore Funding LLC (Switzerland), Gtd. Notes, 144A	2.500%	01/15/19	1,100	1,065,150
Peabody Energy Corp., Gtd. Notes	6.000%	11/15/18	2,000	2,130,000
Peabody Energy Corp., Gtd. Notes	6.500%	09/15/20	2,400	2,526,000
Peabody Energy Corp., Gtd. Notes	7.875%	11/01/26	330	334,950
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, Gtd. Notes	8.375%	06/01/20	2,138	2,357,145
Rio Tinto Finance USA Ltd. (United Kingdom), Gtd. Notes	3.500%	11/02/20	253	258,306
Rio Tinto Finance USA Ltd. (United Kingdom), Gtd. Notes	3.750%	09/20/21	2,480	2,503,801
Rio Tinto Finance USA Ltd. (United Kingdom), Gtd. Notes	4.125%	05/20/21	380	394,171
Rio Tinto Finance USA Ltd. (United Kingdom), Gtd. Notes	6.500%	07/15/18	590	696,480
Rio Tinto Finance USA Ltd. (United Kingdom), Gtd. Notes	9.000%	05/01/19	4,750	6,201,705

SEE NOTES TO FINANCIAL STATEMENTS.

A270

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Metals & Mining (continued)
Rio Tinto Finance USA PLC (United Kingdom), Gtd. Notes	2.250%	12/14/18	$1,120	$1,114,474
Southern Copper Corp., Sr. Unsec’d. Notes	5.250%	11/08/42	6,540	5,303,790
Steel Dynamics, Inc., Gtd. Notes	7.625%	03/15/20	3,090	3,352,650
Vale Overseas Ltd. (Brazil), Gtd. Notes	4.375%	01/11/22	9,287	9,023,184
Vale Overseas Ltd. (Brazil), Gtd. Notes	6.875%	11/21/36	4,540	4,688,699
Vedanta Resources PLC (India), Sr. Unsec’d. Notes	8.750%	01/15/14	200	200,000
Vedanta Resources PLC (India), Sr. Unsec’d. Notes	9.500%	07/18/18	900	999,000
Vedanta Resources PLC (India), Sr. Unsec’d. Notes, 144A	8.750%	01/15/14(a)	1,420	1,420,000
Xstrata Finance Canada Ltd. (Canada), Gtd. Notes, 144A	2.050%	10/23/15	2,660	2,693,854
Xstrata Finance Canada Ltd. (Canada), Gtd. Notes, 144A	2.700%	10/25/17	4,830	4,884,825
Xstrata Finance Canada Ltd. (Canada), Gtd. Notes, 144A	5.800%	11/15/16	840	925,483

				95,331,655

Oil, Gas & Consumable Fuels — 3.6%
Anadarko Finance Co., Gtd. Notes	7.500%	05/01/31	2,410	2,930,100
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.375%	09/15/17	1,650	1,894,314
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.450%	09/15/36	240	269,504
Apache Corp., Sr. Unsec’d. Notes	3.250%	04/15/22	1,774	1,747,841
Apache Corp., Sr. Unsec’d. Notes	4.750%	04/15/43	1,170	1,134,837
Apache Corp., Sr. Unsec’d. Notes	5.100%	09/01/40	2,490	2,528,167
Atwood Oceanics, Inc., Sr. Unsec’d. Notes	6.500%	02/01/20	860	918,050
Baker Hughes, Inc., Sr. Unsec’d. Notes	7.500%	11/15/18	2,750	3,388,168
BP Capital Markets PLC (United Kingdom), Gtd. Notes	3.125%	10/01/15	6,190	6,466,996
BP Capital Markets PLC (United Kingdom), Gtd. Notes	3.245%	05/06/22	310	300,471
BP Capital Markets PLC (United Kingdom), Gtd. Notes	3.561%	11/01/21	170	171,328
Chesapeake Energy Corp., Gtd. Notes	5.375%	06/15/21(a)	1,860	1,925,100
Chesapeake Energy Corp., Gtd. Notes	6.125%	02/15/21(a)	990	1,061,775
Chesapeake Energy Corp., Gtd. Notes	6.875%	11/15/20	140	158,200
Cie Generale de Geophysique - Veritas (France), Gtd. Notes	9.500%	05/15/16(a)	2,900	3,052,250
Concho Resources, Inc., Gtd. Notes	5.500%	10/01/22	160	165,200
Concho Resources, Inc., Gtd. Notes	5.500%	04/01/23(a)	350	360,500
Concho Resources, Inc., Gtd. Notes	6.500%	01/15/22	1,812	1,961,490
ConocoPhillips, Gtd. Notes	6.000%	01/15/20	570	668,676
Continental Resources, Inc., Gtd. Notes	4.500%	04/15/23	790	800,863
Continental Resources, Inc., Gtd. Notes	5.000%	09/15/22	340	353,175
Denbury Resources, Inc., Gtd. Notes	4.625%	07/15/23	1,000	902,500
Devon Energy Corp., Sr. Unsec’d. Notes	2.250%	12/15/18	1,200	1,187,428
Devon Energy Corp., Sr. Unsec’d. Notes	3.250%	05/15/22(a)	5,440	5,187,307
Devon Energy Corp., Sr. Unsec’d. Notes	6.300%	01/15/19	180	208,594
Devon Energy Corp., Sr. Unsec’d. Notes	7.950%	04/15/32	1,610	2,095,367
Devon Financing Corp. LLC, Gtd. Notes	7.875%	09/30/31	20	25,724
Hess Corp., Sr. Unsec’d. Notes	8.125%	02/15/19	4,610	5,726,146
Kerr-McGee Corp., Gtd. Notes	6.950%	07/01/24	1,640	1,905,126
Kerr-McGee Corp., Gtd. Notes	7.875%	09/15/31	4,300	5,380,771
Key Energy Services, Inc., Gtd. Notes	6.750%	03/01/21(a)	2,780	2,849,500

SEE NOTES TO FINANCIAL STATEMENTS.

A271

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Oil, Gas & Consumable Fuels (continued)
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	6.850%	02/15/20	$790	$939,060
Noble Energy, Inc., Sr. Unsec’d. Notes	5.250%	11/15/43	1,050	1,049,142
Noble Energy, Inc., Sr. Unsec’d. Notes	8.250%	03/01/19	4,460	5,543,539
Occidental Petroleum Corp., Sr. Unsec’d. Notes	2.700%	02/15/23	3,790	3,469,627
Occidental Petroleum Corp., Sr. Unsec’d. Notes	3.125%	02/15/22	2,060	2,006,380
Pemex Project Funding Master Trust (Mexico), Gtd. Notes	6.625%	06/15/35	7,270	7,651,675
Petrobras International Finance Co. (Brazil), Gtd. Notes	3.875%	01/27/16	2,090	2,151,576
Petrobras International Finance Co. (Brazil), Gtd. Notes	5.375%	01/27/21(a)	8,850	8,782,634
Petrobras International Finance Co. (Brazil), Gtd. Notes	5.750%	01/20/20	2,501	2,573,376
Petrobras International Finance Co. (Brazil), Gtd. Notes	6.125%	10/06/16	1,970	2,133,632
Plains Exploration & Production Co., Gtd. Notes	6.500%	11/15/20	670	739,935
Plains Exploration & Production Co., Gtd. Notes	6.875%	02/15/23	160	178,400
QEP Resources, Inc., Sr. Unsec’d. Notes	5.250%	05/01/23	2,640	2,475,000
QEP Resources, Inc., Sr. Unsec’d. Notes	6.875%	03/01/21	590	632,775
Range Resources Corp., Gtd. Notes	5.000%	08/15/22	1,340	1,316,550
Range Resources Corp., Gtd. Notes	5.000%	03/15/23	1,470	1,436,925
SESI LLC, Gtd. Notes	7.125%	12/15/21	690	769,350
Shell International Finance BV (Netherlands), Gtd. Notes	4.375%	03/25/20	3,740	4,099,960
Sinopec Group Overseas Development 2012 Ltd. (China), Gtd. Notes, 144A	2.750%	05/17/17	1,880	1,922,266
Statoil ASA (Norway), Gtd. Notes	3.125%	08/17/17	1,300	1,364,649
Transocean, Inc., Gtd. Notes	5.050%	12/15/16	210	231,981
Transocean, Inc., Gtd. Notes	6.000%	03/15/18	1,700	1,906,458
Transocean, Inc., Gtd. Notes	6.375%	12/15/21	990	1,112,478

				112,212,836

Paper & Forest Products — 0.1%
Celulosa Arauco y Constitucion SA (Chile), Sr. Unsec’d. Notes	4.750%	01/11/22	2,025	1,972,840

Pharmaceuticals — 1.1%
AbbVie, Inc., Sr. Unsec’d. Notes	1.750%	11/06/17	4,340	4,332,566
AbbVie, Inc., Sr. Unsec’d. Notes	2.900%	11/06/22	4,650	4,346,150
Express Scripts Holding Co., Gtd. Notes	3.500%	11/15/16	11,300	11,946,541
GlaxoSmithKline Capital PLC (United Kingdom), Gtd. Notes	2.850%	05/08/22	3,380	3,187,833
GlaxoSmithKline Capital, Inc. (United Kingdom), Gtd. Notes	6.375%	05/15/38	1,870	2,288,785
Perrigo Co. PLC, Series 144A, Gtd. Notes, 144A	4.000%	11/15/23	1,610	1,579,563
Pfizer, Inc., Sr. Unsec’d. Notes	6.200%	03/15/19	2,490	2,951,721
Teva Pharmaceutical Finance Co. BV (Israel), Gtd. Notes	3.650%	11/10/21	200	196,164
Wyeth LLC, Gtd. Notes	5.450%	04/01/17	620	696,288
Wyeth LLC, Gtd. Notes	5.950%	04/01/37	550	637,557
Zoetis, Inc., Sr. Unsec’d. Notes	3.250%	02/01/23	2,060	1,927,482

				34,090,650

Pipelines — 0.8%
Access Midstream Partners LP/ACMP Finance Corp., Gtd. Notes	4.875%	05/15/23	2,440	2,354,600

SEE NOTES TO FINANCIAL STATEMENTS.

A272

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Pipelines (continued)
Access Midstream Partners LP/ACMP Finance Corp., Gtd. Notes	5.875%		04/15/21	$170	$181,050
Energy Transfer Equity LP, Sr. Sec’d. Notes	7.500%		10/15/20	840	942,900
Enterprise Products Operating LLC, Gtd. Notes	6.500%		01/31/19	4,610	5,407,770
Enterprise Products Operating LLC, Gtd. Notes	8.375%	(c)	08/01/66	3,400	3,767,200
Kinder Morgan, Inc., Sr. Sec’d. Notes, 144A	5.625%		11/15/23	560	542,213
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Gtd. Notes	4.500%		07/15/23	100	93,750
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Gtd. Notes	5.500%		02/15/23	820	826,150
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Gtd. Notes	6.250%		06/15/22	1,054	1,114,605
Regency Energy Partners LP/Regency Energy Finance Corp., Gtd. Notes	4.500%		11/01/23	470	427,700
Regency Energy Partners LP/Regency Energy Finance Corp., Gtd. Notes	6.500%		07/15/21	2,319	2,458,140
Southern Natural Gas Co. LLC, Sr. Unsec’d. Notes	8.000%		03/01/32	2,550	3,260,614
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	7.500%		01/15/31	1,231	1,301,124
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	7.875%		09/01/21	1,373	1,583,221
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	8.750%		03/15/32	410	478,681
Williams Partners LP, Sr. Unsec’d. Notes	5.250%		03/15/20	720	787,301

					25,527,019

Retail & Merchandising — 0.4%
CVS Caremark Corp., Sr. Unsec’d. Notes	2.750%		12/01/22(a)	8,890	8,205,230
CVS Caremark Corp., Sr. Unsec’d. Notes	5.750%		06/01/17	1,043	1,182,878
CVS Pass-Through Trust, Pass-Through Certificates	6.036%		12/10/28	1,245	1,369,956
CVS Pass-Through Trust, Pass-Through Certificates	6.943%		01/10/30	782	895,949
Michaels Stores, Inc., Gtd. Notes	7.750%		11/01/18	710	770,350
QVC, Inc., Sr. Sec’d. Notes	5.950%		03/15/43	110	99,797
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	5.800%		02/15/18	540	624,019
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	6.200%		04/15/38	340	408,629

					13,556,808

Telecommunications — 2.9%
America Movil SAB de CV (Mexico), Gtd. Notes	5.000%		03/30/20	4,200	4,548,865
AT&T, Inc., Sr. Unsec’d. Notes	2.500%		08/15/15	3,460	3,552,368
AT&T, Inc., Sr. Unsec’d. Notes	3.875%		08/15/21	2,000	2,026,200
AT&T, Inc., Sr. Unsec’d. Notes	4.350%		06/15/45	2,600	2,201,139
AT&T, Inc., Sr. Unsec’d. Notes	4.450%		05/15/21	230	242,151
AT&T, Inc., Sr. Unsec’d. Notes	5.500%		02/01/18	1,650	1,857,372
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	5.950%		01/15/18	1,250	1,429,335
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	9.625%		12/15/30	560	835,657
Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec’d. Notes	8.500%		11/15/18	2,080	2,633,557
Deutsche Telekom International Finance BV (Germany), Gtd. Notes	5.750%		03/23/16	2,870	3,151,154
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	7.250%		10/15/20	2,260	2,471,875
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes, 144A	5.500%		08/01/23	2,990	2,844,237

SEE NOTES TO FINANCIAL STATEMENTS.

A273

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

Telecommunications (continued)
Rogers Communications, Inc. (Canada), Gtd. Notes	6.800%	08/15/18		$470	$560,162
SoftBank Corp. (Japan), Gtd. Notes, 144A	4.500%	04/15/20		2,830	2,759,250
Sprint Capital Corp., Gtd. Notes	8.750%	03/15/32		60	64,350
Sprint Corp., Gtd. Notes, 144A	7.875%	09/15/23(a)		5,840	6,278,000
Telecom Italia Capital SA (Italy), Gtd. Notes	7.175%	06/18/19		140	157,150
Telefonica Emisiones SAU (Spain), Gtd. Notes	5.134%	04/27/20		2,170	2,305,319
Telefonica Emisiones SAU (Spain), Gtd. Notes	5.462%	02/16/21		490	517,020
Telefonica Emisiones SAU (Spain), Gtd. Notes	6.221%	07/03/17		180	202,918
Telefonica Emisiones SAU (Spain), Gtd. Notes	6.421%	06/20/16		110	122,579
tw telecom holdings, Inc., Gtd. Notes	5.375%	10/01/22		850	835,125
tw telecom holdings, Inc., Gtd. Notes, 144A	6.375%	09/01/23		3,000	3,120,000
Verizon Communications, Inc., Sr. Unsec’d. Notes	2.450%	11/01/22(a)		1,150	1,018,032
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.500%	09/15/20		5,390	5,770,351
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.600%	04/01/21		1,910	2,017,550
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.150%	09/15/23(a)		17,900	19,219,087
Verizon Communications, Inc., Sr. Unsec’d. Notes	6.350%	04/01/19		530	622,957
Verizon Communications, Inc., Sr. Unsec’d. Notes	6.400%	09/15/33		10,570	12,156,779
Verizon Communications, Inc., Sr. Unsec’d. Notes	6.550%	09/15/43		4,970	5,814,696
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A	5.375%	04/15/21		280	280,000

					91,615,235

Tobacco
Imperial Tobacco Finance PLC (United Kingdom), Gtd. Notes, 144A	2.050%	02/11/18		1,670	1,651,329

TOTAL CORPORATE BONDS (cost $1,027,083,272)					1,047,291,691

FOREIGN GOVERNMENT BONDS — 6.4%
Brazil Notas do Tesouro Nacional (Brazil), Series F, Notes	9.762%	01/01/21	BRL	3,902	1,436,861
Brazil Notas do Tesouro Nacional (Brazil), Series F, Notes	10.000%	01/01/14	BRL	4,477	1,897,603
Brazil Notas do Tesouro Nacional (Brazil), Series F, Sr. Notes	9.762%	01/01/17	BRL	50,539	20,250,534
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	5.750%	11/22/23		7,452	7,489,260
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes	3.750%	04/25/22		2,890	2,604,613
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes	4.875%	05/05/21		1,067	1,056,330
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes	5.375%	10/17/23		340	339,167
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes	5.875%	03/13/20		360	380,520
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	3.750%	04/25/22		270	243,337
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	5.875%	03/13/20		2,000	2,114,000

SEE NOTES TO FINANCIAL STATEMENTS.

A274

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

FOREIGN GOVERNMENT BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Italy Buoni Poliennali del Tesoro (Italy), Bonds	3.500%		12/01/18	EUR	47,949	$68,404,338
Mexican Bonos (Mexico), Bonds	6.500%		06/09/22	MXN	620,953	48,078,054
Mexican Bonos (Mexico), Bonds	8.000%		06/11/20	MXN	44,102	3,773,941
Mexican Bonos (Mexico), Bonds	10.000%		12/05/24	MXN	15,130	1,479,709
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	4.000%		10/02/23(a)		2,740	2,712,600
Republic of Turkey (Turkey), Sr. Unsec’d. Notes	7.000%		03/11/19		490	536,550
Russian Federal Bond (Russia), Bonds	7.000%		01/25/23	RUB	509,810	14,949,735
Russian Foreign Bond (Russia)	7.500%		03/30/30		6,564	7,648,856
South Africa Government International Bond (South Africa), Sr. Unsec’d. Notes	5.875%		09/16/25(a)		7,345	7,638,800
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	5.625%		03/30/21		1,077	1,081,308
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	6.250%		09/26/22		5,316	5,520,666

TOTAL FOREIGN GOVERNMENT BONDS (cost $208,277,450)						199,636,782

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 12.4%
Adjustable Rate Mortgage Trust, Series 2005-3, Class 7A1	2.577%	(c)	07/25/35		558	508,735
Adjustable Rate Mortgage Trust, Series 2005-5, Class 1A1	2.682%	(c)	09/25/35		607	476,235
American Home Mortgage Investment Trust, Series 2004-4, Class 1A1	0.505%	(c)	02/25/45		3,553	3,332,781
Banc of America Funding Corp., Series 2005-F, Class 2A1	2.875%	(c)	09/20/35		91	68,176
Banc of America Mortgage Securities, Inc., Series 2003-H, Class 3A1	2.772%	(c)	09/25/33		414	412,734
Banc of America Mortgage Securities, Inc., Series 2005-12, Class A2	1.065%	(c)	01/25/36		1,954	1,705,870
Banc of America Mortgage Securities, Inc., Series 2005-H, Class 2A1	2.774%	(c)	09/25/35		284	266,577
BCAP LLC Trust, Series 2006-AA1, Class A1	0.356%	(c)	10/25/36		3,703	2,674,078
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-10, Class A3	2.658%	(c)	10/25/35		135	135,712
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12, Class 11A1	2.575%	(c)	02/25/36		678	534,824
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12, Class 24A1	5.535%	(c)	02/25/36		339	315,852
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-4, Class 1A1	2.651%	(c)	10/25/36		763	640,174
Bear Stearns Alt-A Trust, Series 2004-13, Class A1	0.905%	(c)	11/25/34		159	155,759
Bear Stearns Asset-Backed Securities Trust, Series 2003-AC5, Class A3	1.265%	(c)	10/25/33		494	460,106
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2004-3A, Class A2, 144A	0.465%	(c)	08/25/35		439	397,402
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2004-4A, Class A2, 144A	0.455%	(c)	10/25/35		416	367,980
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-1A, Class A2, 144A	0.365%	(c)	01/25/36		645	562,244
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-3A, Class A2, 144A	0.395%	(c)	07/25/36		758	658,127
Citigroup Mortgage Loan Trust, Inc., Series 2005-8, Class 1A1A	2.570%	(c)	10/25/35		550	456,174
Citigroup Mortgage Loan Trust, Inc., Series 2010-3, Class 4A1, 144A	2.430%	(c)	02/25/36		2,757	2,764,271

SEE NOTES TO FINANCIAL STATEMENTS.

A275

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB6, Class A1	2.532%	(c)	11/20/34	241	$224,629
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-3, Class 1A2	0.456%	(c)	04/25/35	5,739	4,936,927
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-J2, Class 3A10	48.789%	(c)	08/25/35	190	327,327
DSLA Mortgage Loan Trust, Series 2004-AR2, Class A1A	0.988%	(c)	11/19/44	12,225	10,501,864
Fannie Mae, Series 409, Class C1, IO	3.000%		11/25/26	5,732	662,850
Fannie Mae, Series 409, Class C2, IO	3.000%		04/25/27	5,683	633,984
Fannie Mae, Series 409, Class C13, IO	3.500%		11/25/41	3,855	827,911
Fannie Mae, Series 409, Class C22, IO	4.500%		11/25/39	5,513	1,005,723
Fannie Mae REMICS, Series 2004-38, Class FK	0.515%	(c)	05/25/34	1,318	1,316,250
Fannie Mae REMICS, Series 2006-104, Class IC, IO	6.435%	(c)	11/25/36	2,528	484,897
Fannie Mae REMICS, Series 2010-27, Class AS, IO	6.315%	(c)	04/25/40	4,179	668,832
Fannie Mae REMICS, Series 2010-100, Class CS, IO	6.485%	(c)	09/25/40	4,212	694,944
Fannie Mae REMICS, Series 2010-110, Class AE	9.750%		11/25/18	3,333	3,781,386
Fannie Mae REMICS, Series 2010-123, Class PM	4.000%		07/25/40	7,300	7,572,648
Fannie Mae REMICS, Series 2010-142, Class SM, IO	6.365%	(c)	12/25/40	1,186	133,030
Fannie Mae REMICS, Series 2010-150, Class SK, IO	6.365%	(c)	01/25/41	3,632	539,146
Fannie Mae REMICS, Series 2010-150, Class SN, IO	6.365%	(c)	01/25/41	4,091	607,314
Fannie Mae REMICS, Series 2011-14, Class GD	4.000%		04/25/40	58,533	59,133,000
Fannie Mae REMICS, Series 2011-15, Class AB	9.750%		08/25/19	1,131	1,281,420
Fannie Mae REMICS, Series 2011-63, Class SW, IO	6.515%	(c)	07/25/41	684	90,555
Fannie Mae REMICS, Series 2011-87, Class SJ, IO	5.785%	(c)	09/25/41	8,516	1,318,374
Fannie Mae REMICS, Series 2011-99, Class KS, IO	6.535%	(c)	10/25/26	4,345	833,897
Fannie Mae REMICS, Series 2011-117, Class LS, IO	6.435%	(c)	10/25/40	2,407	451,157
Fannie Mae REMICS, Series 2012-17, Class WS, IO	6.385%	(c)	07/25/39	771	139,394
Fannie Mae REMICS, Series 2012-28, Class B	6.500%		06/25/39	1,091	1,216,199
Fannie Mae REMICS, Series 2012-35, Class SQ, IO	6.435%	(c)	04/25/42	3,307	575,954
Fannie Mae REMICS, Series 2012-46, Class BA	6.000%		05/25/42	4,405	4,816,319
Fannie Mae REMICS, Series 2012-51, Class B	7.000%		05/25/42	1,767	1,962,011
Fannie Mae REMICS, Series 2012-70, Class YS, IO	6.485%	(c)	02/25/41	518	108,736
Fannie Mae REMICS, Series 2012-74, Class AI, IO	3.000%		07/25/27	3,587	464,229
Fannie Mae REMICS, Series 2012-74, Class OA, PO	1.066%	(s)	03/25/42	323	289,262
Fannie Mae REMICS, Series 2012-74, Class SA, IO	6.485%	(c)	03/25/42	3,711	571,559
Fannie Mae REMICS, Series 2012-75, Class AO, PO	1.066%	(s)	03/25/42	484	432,693
Fannie Mae REMICS, Series 2012-75, Class NS, IO	6.435%	(c)	07/25/42	154	30,073

SEE NOTES TO FINANCIAL STATEMENTS.

A276

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Fannie Mae REMICS, Series 2012-93, Class IB, IO	3.000%		09/25/27	$8,588	$1,107,290
Fannie Mae REMICS, Series 2012-118, Class CI, IO	3.500%		12/25/39	1,587	312,026
Fannie Mae REMICS, Series 2012-124, Class SE, IO	5.985%	(c)	11/25/42	2,854	633,611
Fannie Mae REMICS, Series 2012-128, Class SL, IO	5.985%	(c)	11/25/42	1,329	299,102
Fannie Mae REMICS, Series 2012-128, Class SQ, IO	5.985%	(c)	11/25/42	2,071	466,542
Fannie Mae REMICS, Series 2012-133, Class CS, IO	5.985%	(c)	12/25/42	1,294	283,130
Fannie Mae REMICS, Series 2012-133, Class SA, IO	5.985%	(c)	12/25/42	664	159,853
Fannie Mae REMICS, Series 2012-134, Class MS, IO	5.985%	(c)	12/25/42	1,819	407,015
Fannie Mae REMICS, Series 2012-134, Class SK, IO	5.985%	(c)	12/25/42	1,494	321,542
Fannie Mae REMICS, Series 2012-139, Class DI, IO	3.000%		12/25/27	4,006	542,570
Fannie Mae REMICS, Series 2013-9, Class BC	6.500%		07/25/42	5,408	5,923,629
Fannie Mae REMICS, Series 2013-9, Class CB	5.500%		04/25/42	11,451	12,481,839
Fannie Mae REMICS, Series 2013-9, Class SA, IO	5.985%	(c)	03/25/42	15,649	2,171,676
Fannie Mae REMICS, Series 2013-19, Class SK, IO	5.985%	(c)	03/25/43	1,435	345,773
Fannie Mae REMICS, Series 2013-26, Class HI, IO	3.000%		04/25/32	5,297	786,988
First Horizon Mortgage Pass-Through Trust, Series 2004-AR7, Class 4A1	4.682%	(c)	02/25/35	183	181,246
Freddie Mac Reference REMICS, Series R007, Class Z	6.000%		05/15/36	6,860	7,589,252
Freddie Mac REMICS, Series 4239, Class IO, IO	3.500%		06/15/27	17,613	2,556,227
Freddie Mac REMICS, Series 2808, Class FT	0.518%	(c)	04/15/33	330	330,269
Freddie Mac REMICS, Series 2957, Class ZA	5.000%		03/15/35	7,243	7,808,367
Freddie Mac REMICS, Series 3242, Class SC, IO	6.123%	(c)	11/15/36	1,214	167,141
Freddie Mac REMICS, Series 3368, Class AI, IO	5.863%	(c)	09/15/37	2,111	315,945
Freddie Mac REMICS, Series 3621, Class SB, IO	6.063%	(c)	01/15/40	654	86,347
Freddie Mac REMICS, Series 3639, Class EY	5.000%		02/15/30	3,100	3,308,742
Freddie Mac REMICS, Series 3768, Class MB	4.000%		12/15/39	10,732	11,104,612
Freddie Mac REMICS, Series 3806, Class CZ	5.500%		07/15/34	10,206	10,907,661
Freddie Mac REMICS, Series 3947, Class SG, IO	5.783%	(c)	10/15/41	11,816	2,356,439
Freddie Mac REMICS, Series 3997, Class SK, IO	6.433%	(c)	11/15/41	1,663	315,348
Freddie Mac REMICS, Series 4054, Class SA, IO	5.883%	(c)	08/15/39	2,869	387,173
Freddie Mac REMICS, Series 4063, Class S, IO	5.783%	(c)	06/15/42	786	155,414
Freddie Mac REMICS, Series 4076, Class SW, IO	5.883%	(c)	07/15/42	455	111,398
Freddie Mac REMICS, Series 4092, Class AI, IO	3.000%		09/15/31	1,008	159,008
Freddie Mac REMICS, Series 4097, Class SG, IO	5.983%	(c)	08/15/32	4,967	1,039,580
Freddie Mac REMICS, Series 4097, Class ST, IO	5.883%	(c)	08/15/42	815	182,923
Freddie Mac REMICS, Series 4119, Class IN, IO	3.500%		10/15/32	1,690	310,853

SEE NOTES TO FINANCIAL STATEMENTS.

A277

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Freddie Mac REMICS, Series 4136, Class SE, IO	5.983%	(c)	11/15/42	$646	$155,964
Freddie Mac REMICS, Series 4136, Class SJ, IO	5.983%	(c)	11/15/42	656	148,498
Freddie Mac REMICS, Series 4136, Class SQ, IO	5.983%	(c)	11/15/42	1,034	240,735
Freddie Mac REMICS, Series 4147, Class CS, IO	5.933%	(c)	12/15/42	1,910	437,572
Freddie Mac REMICS, Series 4174, Class SA, IO	6.033%	(c)	05/15/39	7,555	1,485,605
Freddie Mac REMICS, Series 4199, Class SB, IO	6.033%	(c)	05/15/40	2,604	544,609
Freddie Mac REMICS, Series 4206, Class CZ	3.000%		05/15/43	1,221	909,581
Freddie Mac REMICS, Series 4210, Class Z	3.000%		05/15/43	2,491	1,941,930
Freddie Mac REMICS, Series 4226, Class GZ	3.000%		07/15/43	1,721	1,285,564
FREMF Mortgage Trust, Series 2013-K32, Class C, 144A	3.650%		10/25/46	5,207	4,225,918
Government National Mortgage Assoc., Series 2013-193, Class AB	2.000%		12/16/55	4,390	4,366,325
Government National Mortgage Assoc., Series 2009-106, Class SC, IO	6.183%	(c)	11/20/39	1,543	237,678
Government National Mortgage Assoc., Series 2010-31, Class GS, IO	6.333%	(c)	03/20/39	1,361	220,072
Government National Mortgage Assoc., Series 2010-42, Class BS, IO	6.313%	(c)	04/20/40	609	119,895
Government National Mortgage Assoc., Series 2010-47, Class XN, IO	6.383%	(c)	04/16/34	399	25,110
Government National Mortgage Assoc., Series 2010-85, Class HS, IO	6.483%	(c)	01/20/40	1,116	191,893
Government National Mortgage Assoc., Series 2010-101, Class NI, IO	5.000%		11/20/36	3,046	234,983
Government National Mortgage Assoc., Series 2010-H02, Class FA	0.849%	(c)	02/20/60	7,502	7,511,127
Government National Mortgage Assoc., Series 2010-H10, Class FC	1.169%	(c)	05/20/60	7,919	8,027,089
Government National Mortgage Assoc., Series 2010-H11, Class FA	1.169%	(c)	06/20/60	8,490	8,623,775
Government National Mortgage Assoc., Series 2010-H20, Class AF	0.498%	(c)	10/20/60	15,738	15,550,050
Government National Mortgage Assoc., Series 2010-H24, Class FA	0.519%	(c)	10/20/60	14,278	14,114,416
Government National Mortgage Assoc., Series 2010-H26, Class LF	0.519%	(c)	08/20/58	867	859,893
Government National Mortgage Assoc., Series 2011-40, Class SA, IO	5.963%	(c)	02/16/36	3,764	500,083
Government National Mortgage Assoc., Series 2011-135, Class D	5.000%		04/16/40	1,200	1,292,614
Government National Mortgage Assoc., Series 2012-66, Class CI, IO	3.500%		02/20/38	4,111	697,097
Government National Mortgage Assoc., Series 2012-98, Class SA, IO	5.933%	(c)	08/16/42	3,040	511,784
GreenPoint Mortgage Funding Trust, Series 2005-AR4, Class G41B	0.365%	(c)	10/25/45	288	215,514
GreenPoint Mortgage Funding Trust, Series 2006-AR2, Class 1A2	0.415%	(c)	04/25/36	2,039	3,034,527
GreenPoint Mortgage Funding Trust, Series 2006-AR3, Class 3A1	0.396%	(c)	04/25/36	284	190,786
GSMPS Mortgage Loan Trust, Series 2004-4, Class 1AF, 144A	0.565%	(c)	06/25/34	3,480	3,040,009

SEE NOTES TO FINANCIAL STATEMENTS.

A278

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

GSMPS Mortgage Loan Trust, Series 2005-RP1, Class 1AF, 144A	0.516%	(c)	01/25/35	$3,623	$3,037,512
GSMPS Mortgage Loan Trust, Series 2005-RP2, Class 1AF, 144A	0.515%	(c)	03/25/35	1,689	1,431,407
GSR Mortgage Loan Trust, Series 2005-8F, Class 2A1	5.500%		11/25/35	805	763,345
GSR Mortgage Loan Trust, Series 2005-AR4, Class 3A5	2.651%	(c)	07/25/35	800	742,390
Harborview Mortgage Loan Trust, Series 2004-10, Class 3A1A	2.710%	(c)	01/19/35	492	475,024
Harborview Mortgage Loan Trust, Series 2004-11, Class 3A1A	0.516%	(c)	01/19/35	124	89,715
Harborview Mortgage Loan Trust, Series 2004-11, Class 3A3	0.546%	(c)	01/19/35	368	243,896
Homestar Mortgage Acceptance Corp., Series 2004-3, Class AV1	0.615%	(c)	07/25/34	903	879,008
Homestar Mortgage Acceptance Corp., Series 2004-6, Class A3A	0.715%	(c)	01/25/35	2,650	2,613,981
Impac Secured Asset Trust, Series 2006-2, Class 2A1	0.515%	(c)	08/25/36	282	273,433
Impac Secured Assets Trust, Series 2007-2, Class 2A	0.415%	(c)	04/25/37	4,582	4,220,616
IndyMac Index Mortgage Loan Trust, Series 2006-AR27, Class 2A2	0.366%	(c)	10/25/36	1,663	1,407,260
JPMorgan Mortgage Trust, Series 2005-A6, Class 2A4	2.756%	(c)	08/25/35	1,400	1,319,035
JPMorgan Mortgage Trust, Series 2005-S3, Class 1A1	6.500%		01/25/36	3,696	3,081,385
Lehman Structured Securities Corp., Series 2005-1, Class A1, 144A	0.505%	(c)	09/26/45	3,783	2,920,135
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1	2.643%	(c)	04/21/34	1,888	1,933,451
MASTR Alternative Loans Trust, Series 2004-10, Class 5A1	0.615%	(c)	09/25/34	1,128	1,020,527
Merrill Lynch Mortgage Investors Trust, Series 2006-1, Class 1A	2.480%	(c)	02/25/36	189	176,232
Merrill Lynch Mortgage Investors Trust, Series 2006-1, Class 2A1	2.137%	(c)	02/25/36	576	546,330
Morgan Stanley Mortgage Loan Trust, Series 2004-5AR, Class 2A	2.693%	(c)	07/25/34	1,297	1,274,347
Morgan Stanley Mortgage Loan Trust, Series 2004-10AR, Class 4A	2.600%	(c)	11/25/34	3,326	3,295,316
Morgan Stanley Mortgage Loan Trust, Series 2005-10, Class 1A1	0.865%	(c)	12/25/35	3,137	2,481,759
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A3	2.835%	(c)	03/25/36	3,690	2,873,346
NAAC Reperforming Loan REMIC Trust, Series 2004-R3, Class A1, 144A	6.500%		02/25/35	3,065	3,188,465
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AF1, Class 2A	2.908%	(c)	06/25/36	1,330	875,601
RBSGC Mortgage Loan Trust, Series 2005-A, Class 5A	7.000%		04/25/35	4,172	3,702,483
RBSGC Mortgage Loan Trust, Series 2007-B, Class 1A4	0.615%	(c)	01/25/37	1,719	1,150,440
RBSSP Resecuritization Trust, Series 2010-3, Class 4A1, 144A	3.155%	(c)	12/26/35	1,220	1,225,614
Reperforming Loan REMIC Trust, Series 2005-R3, Class AF, 144A	0.565%	(c)	09/25/35	374	325,853

SEE NOTES TO FINANCIAL STATEMENTS.

A279

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Residential Accredit Loans, Inc., Series 2007-QS1, Class 2A2	0.525%	(c)	01/25/37	$475	$287,444
Residential Asset Mortgage Products, Inc., Series 2005-SL1, Class A7	8.000%		05/25/32	191	182,554
Residential Asset Securitization Trust, Series 2007-A7, Class A3	5.999%		07/25/37	2,948	2,316,750
SACO I Trust, Series 2007-VA1, Class A, 144A	9.056%	(c)	06/25/21	1,910	1,952,156
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-9XS, Class A	0.536%	(c)	07/25/34	401	370,081
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Class 2A	2.394%	(c)	08/25/34	4,848	4,693,138
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2	0.465%	(c)	09/25/34	682	590,178
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-12, Class 3A1	2.379%	(c)	06/25/35	134	122,724
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-20, Class 4A1	5.399%	(c)	10/25/35	3,117	2,633,016
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 5A1	5.480%	(c)	05/25/36	390	323,853
Structured Asset Securities Corp., Series 2005-16, Class 1A2	5.500%		09/25/35	748	749,304
Structured Asset Securities Corp., Series 2005-RF1, Class A, 144A	0.515%	(c)	03/25/35	3,806	3,195,950
Thornburg Mortgage Securities Trust, Series 2007-4, Class 3A1	6.102%	(c)	09/25/37	1,809	1,877,497
Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 1A1	2.814%	(c)	08/20/35	152	132,265
Washington Mutual Mortgage Pass-Through Certificates, Series 2002-AR19, Class A6	2.487%	(c)	02/25/33	1,329	1,307,139
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR9, Class 1A7	2.427%	(c)	09/25/33	444	447,523
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR11, Class A6	2.447%	(c)	10/25/33	4,449	4,474,160
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR11, Class A1A	0.486%	(c)	08/25/45	6,558	6,324,014
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1C3	0.655%	(c)	10/25/45	6,196	5,364,442
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY1, Class 4A1	2.517%	(c)	02/25/37	929	811,868
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY3, Class 4A1	2.531%	(c)	03/25/37	812	760,426
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY4, Class 4A1	2.240%	(c)	09/25/36	616	513,798
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-OA6, Class 1A	0.958%	(c)	07/25/47	21,341	18,405,875
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR4, Class 2A1	5.588%	(c)	04/25/36	206	198,193

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $375,414,420)					387,687,786

U.S. GOVERNMENT AGENCY OBLIGATIONS — 24.3%
Federal Home Loan Mortgage Corp.	2.480%	(c)	07/01/36	1,665	1,774,686
Federal Home Loan Mortgage Corp.	3.500%		11/01/42-04/01/43	1,466	1,446,400
Federal Home Loan Mortgage Corp.	3.500%		TBA	2,700	2,678,906
Federal Home Loan Mortgage Corp.	4.000%		10/01/25-08/01/43	31,888	33,127,889
Federal Home Loan Mortgage Corp.	5.000%		03/01/38	1,564	1,683,286

SEE NOTES TO FINANCIAL STATEMENTS.

A280

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Federal Home Loan Mortgage Corp.	5.500%		12/01/38	$4,587	$5,004,322
Federal Home Loan Mortgage Corp.	6.500%		09/01/39	4,736	5,293,720
Federal Home Loan Mortgage Corp.	7.000%		04/01/43	1,151	1,309,123
Federal National Mortgage Assoc	1.877%	(c)	01/01/37	138	146,095
Federal National Mortgage Assoc	1.957%	(c)	05/01/37	151	158,819
Federal National Mortgage Assoc	2.289%	(c)	08/01/37	152	161,791
Federal National Mortgage Assoc	2.500%		01/01/28-10/01/42	7,314	7,034,064
Federal National Mortgage Assoc	3.000%		09/01/42-02/01/43	27,573	26,153,687
Federal National Mortgage Assoc	3.000%		TBA	44,300	45,208,496
Federal National Mortgage Assoc	3.252%	(s)	10/09/19	25,050	21,299,790
Federal National Mortgage Assoc	3.500%		06/01/33-05/01/43	66,047	65,937,578
Federal National Mortgage Assoc	3.500%		TBA	26,200	26,026,016
Federal National Mortgage Assoc	3.500%		TBA	27,600	28,862,485
Federal National Mortgage Assoc	4.000%		04/01/42-07/01/43	19,961	20,621,259
Federal National Mortgage Assoc	4.000%		TBA	93,000	95,731,875
Federal National Mortgage Assoc	4.500%		04/01/31-10/01/41	26,132	27,858,755
Federal National Mortgage Assoc	4.500%		TBA	42,300	44,819,824
Federal National Mortgage Assoc	5.000%		07/01/33-05/01/42	18,547	20,279,215
Federal National Mortgage Assoc	5.000%		TBA	28,900	31,385,851
Federal National Mortgage Assoc	5.500%		11/01/28-05/01/40	7,336	8,077,069
Federal National Mortgage Assoc	6.000%		04/01/33-09/01/37	3,463	3,846,998
Federal National Mortgage Assoc	6.500%		05/01/40	20,476	22,860,218
Federal National Mortgage Assoc	6.625%		11/15/30	13,100	17,040,192
Federal National Mortgage Assoc	7.000%		04/01/37-02/01/39	8,402	9,470,477
Financing Corp., Series 1P, PO	1.641%	(s)	05/11/18	1,670	1,539,334
Financing Corp., Series 6P, PO	1.674%	(s)	08/03/18	3,590	3,283,540
Financing Corp., Series 8P, Debs., PO	1.534%	(s)	08/03/18	680	621,952
Financing Corp., Series 11P, PO	1.490%	(s)	02/08/18	440	410,615
Financing Corp., Series 12P, Debs., PO	1.854%	(s)	12/06/18	3,500	3,160,010
Financing Corp., Series 13P, Debs., PO	1.707%	(s)	12/27/18	7,929	7,143,775
Financing Corp., Series 15P, PO	1.822%	(s)	03/07/19	2,900	2,586,017
Financing Corp., Series 19P, Debs., PO	1.965%	(s)	06/06/19	210	186,605
Financing Corp., Series B-P, Debs., PO	1.623%	(s)	04/06/18	1,340	1,239,074
Financing Corp., Series D-P, Debs., PO	2.202%	(s)	09/26/19	5,580	4,817,945
Financing Corp., Series E-P, Debs., PO	1.595%	(s)	11/02/18	5,800	5,254,933
Government National Mortgage Assoc	1.840%	(c)	11/20/60	5,931	6,165,858
Government National Mortgage Assoc	1.915%	(c)	07/20/60	4,726	4,922,981
Government National Mortgage Assoc	1.935%	(c)	09/20/60	6,337	6,619,959
Government National Mortgage Assoc	2.580%	(c)	04/20/60	7,955	8,463,542
Government National Mortgage Assoc	3.500%		TBA	12,900	13,001,286
Government National Mortgage Assoc	3.500%		TBA	24,200	24,412,696
Government National Mortgage Assoc	4.000%		TBA	20,100	20,898,505
Government National Mortgage Assoc	4.500%		01/20/40-07/20/41	13,073	14,014,468
Government National Mortgage Assoc	4.500%		TBA	20,000	21,382,812
Government National Mortgage Assoc	5.000%		04/15/40-11/20/40	22,087	24,039,076
Government National Mortgage Assoc	5.500%		06/15/36	1,766	1,960,898
Government National Mortgage Assoc	6.000%		08/20/40-02/20/42	1,429	1,583,069
Government National Mortgage Assoc	6.500%		10/20/37	1,812	2,032,425
Tennessee Valley Authority, Sr. Unsec’d. Notes	5.250%		09/15/39	7,190	7,673,988

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $769,577,300)					762,714,249

U.S. TREASURY OBLIGATIONS — 10.3%
U.S. Treasury Bonds	2.750%		08/15/42	177,115	140,336,008
U.S. Treasury Bonds	2.875%		05/15/43(a)	33,717	27,326,583
U.S. Treasury Inflation Indexed Bonds, TIPS	0.375%		07/15/23	17,180	16,629,615
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625%		02/15/43	13,720	10,717,126

SEE NOTES TO FINANCIAL STATEMENTS.

A281

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

U.S. TREASURY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. Treasury Inflation Indexed Bonds, TIPS	2.125%	02/15/40	3,910	$4,747,437
U.S. Treasury Notes	0.375%	11/15/15	2,590	2,591,518
U.S. Treasury Notes	0.750%	06/30/17	4,380	4,333,804
U.S. Treasury Notes	1.250%	11/30/18	1,100	1,076,453
U.S. Treasury Notes	1.375%	06/30/18-09/30/18	4,250	4,216,087
U.S. Treasury Notes	2.000%	09/30/20-11/30/20(a)	78,250	76,174,286
U.S. Treasury Notes	2.750%	11/15/23(a)	26,170	25,601,614
U.S. Treasury Notes	3.750%	11/15/43	3,920	3,788,923
U.S. Treasury Strip Principal	4.007%(s)	02/15/43(a)	12,130	3,598,352

TOTAL U.S. TREASURY OBLIGATIONS (cost $353,563,231)				321,137,806

			Shares
PREFERRED STOCK
Diversified Financial Services
Citigroup Capital XIII, 7.875% (cost $1,192,692)			45,250	1,233,063

TOTAL LONG-TERM INVESTMENTS (cost $3,023,434,632)				3,010,339,337

SHORT-TERM INVESTMENTS — 21.1%
AFFILIATED MONEY MARKET MUTUAL FUND — 20.9%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $654,936,869; includes $198,138,860 of cash collateral for securities on loan)(b)(w)(Note 4)			654,936,869	654,936,869

			Principal Amount (000)#
U.S. GOVERNMENT AGENCY OBLIGATION(n) — 0.2%
Federal National Mortgage Assoc (cost $4,579,176)	0.120%	02/24/14(k)	4,580	4,579,664

	Counterparty		Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
10 Year U.S. Treasury Notes, expiring 01/24/14, Strike Price $124.004			78	18,281
Currency Option USD vs EUR, expiring 01/06/14, @ FX Rate 1.35	Citigroup Global Markets		325	594,012
expiring 02/17/14, @ FX Rate 1.36	Citigroup Global Markets		468	286,218

				898,511

SEE NOTES TO FINANCIAL STATEMENTS.

A282

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

OPTIONS PURCHASED* (continued)	Notional Amount (000)#		Value (Note 2)
Put Options
U.S. Treasury Long Bond, expiring 01/24/14, Strike Price $131.00	$	108	$312,187

TOTAL OPTIONS PURCHASED (cost $977,530)			1,210,698

TOTAL SHORT-TERM INVESTMENTS (cost $660,493,575)			660,727,231

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 117.2% (cost $3,683,928,207)			3,671,066,568

OPTIONS WRITTEN*
Call ptions
5 Year U.S. Treasury Notes,
expiring 01/24/14, Strike Price $120.00		104	(11,375)
10 Year U.S. Treasury Notes,
expiring 01/24/14, Strike Price $125.50		44	(1,375)
expiring 01/24/14, Strike Price $126.00		27	(422)
expiring 02/21/14, Strike Price $124.00		130	(69,063)
U.S. Treasury Long Bond,
expiring 01/24/14, Strike Price $129.00		36	(25,875)
expiring 01/24/14, Strike Price $130.00		195	(79,219)
expiring 01/24/14, Strike Price $131.00		143	(29,047)
expiring 01/24/14, Strike Price $132.00		89	(8,344)

			(224,720)

Put Options
10 Year U.S. Treasury Notes,
expiring 01/24/14, Strike Price $123.00		104	(60,125)
U.S. Treasury Long Bond,
expiring 01/24/14, Strike Price $127.00		216	(114,750)

			(174,875)

TOTAL OPTIONS WRITTEN (premiums received $567,582)			(399,595)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 117.2% (cost $3,683,360,625)			3,670,666,973
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (17.2)%.			(538,792,422)

NET ASSETS — 100.0%			$3,131,874,551

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ABS	Asset-Backed Security
CDX	Credit Derivative Index
CMBS	Commercial Mortgage-Backed Security
FHLMC	Federal Home Loan Mortgage Corporation
FREMF	Freddie Mac Mortgage Trust
IO	Interest Only
MTN	Medium Term Note

SEE NOTES TO FINANCIAL STATEMENTS.

A283

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

PO	Principal Only
REMICS	Real Estate Mortgage Investment Conduit Security
SLM	Student Loan Mortgage
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
AUD	Australian Dollar
BRL	Brazilian Real
EUR	Euro
JPY	Japanese Yen
MXN	Mexican Peso
RUB	Russian Ruble
USD	United States Dollar

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $193,776,760; cash collateral of $198,138,860 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2013.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date.

(s)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)(1)
Long Positions:
416	2 Year U.S. Treasury Notes	Mar. 2014	$91,552,500	$91,442,000	$(110,500)
2,414	5 Year U.S. Treasury Notes	Mar. 2014	290,452,641	288,020,375	(2,432,266)
275	10 Year Euro-Bund	Mar. 2014	53,464,025	52,650,640	(813,385)
435	30 Year U.S. Ultra Treasury Bonds	Mar. 2014	59,924,813	59,268,750	(656,063)

					(4,012,214)

Short Positions:
419	90 Day Euro Dollar	Mar. 2014	104,369,100	104,461,938	(92,838)
243	90 Day Euro Dollar	Jun. 2014	60,473,588	60,558,638	(85,050)
1,175	10 Year U.S. Treasury Notes	Mar. 2014	146,109,250	144,580,078	1,529,172
218	20 Year U.S. Treasury Bonds	Mar. 2014	28,218,281	27,972,125	246,156
57	Euro Currency	Mar. 2014	9,788,681	9,823,950	(35,269)

					1,562,171

					$(2,450,043)

(1)	Cash of $2,941,519 and U.S. Government Agencies with a market value of $2,319,830 have been segregated to cover requirement for open futures contracts as of December 31, 2013.

Forward foreign currency exchange contracts outstanding at December 31, 2013:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 02/18/14	Citigroup Global Markets	AUD	13,700	$12,416,173	$12,193,597	$(222,576)
Euro,
Expiring 02/18/14	Citigroup Global Markets	EUR	17,801	23,893,128	24,488,569	595,441

				$36,309,301	$36,682,166	$372,865

SEE NOTES TO FINANCIAL STATEMENTS.

A284

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 02/18/14	Citigroup Global Markets	AUD	13,700	$12,901,838	$12,193,597	$708,241
Euro,
Expiring 02/18/14	Citigroup Global Markets	EUR	31,866	42,603,143	43,836,483	(1,233,340)
Expiring 02/18/14	Citigroup Global Markets	EUR	27,500	37,247,513	37,830,911	(583,398)
Expiring 02/18/14	Citigroup Global Markets	EUR	23,300	31,483,915	32,053,098	(569,183)
Expiring 02/18/14	Morgan Stanley	EUR	23,746	31,648,906	32,666,647	(1,017,741)
Japanese Yen,
Expiring 02/18/14	Citigroup Global Markets	JPY	2,628,436	26,517,582	24,964,983	1,552,599
Expiring 02/18/14	JPMorgan Chase	JPY	1,205,786	12,149,487	11,452,596	696,891

				$194,552,384	$194,998,315	$(445,931)

Credit default swap agreements outstanding at December 31, 2013:

Reference Entity/Obligation	Termination Date	Notional Amount (000)#(2)	Fixed Rate	Value at Trade Date	Value at December 31, 2013	Unrealized Depreciation
Exchange-traded credit default swaps – Buy Protection(1):
CDX.HY.20.V1	06/20/18	6,100	5.000%	$(226,310)	$(589,651)	$(363,341)
CDX.HY.21	12/20/18	13,950	5.000%	(948,461)	(1,211,183)	(262,722)

				$(1,174,771)	$(1,800,834)	$(626,063)

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A285

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	$—	$60,616,953	$—
Residential Mortgage-Backed Securities	—	35,516,426	—
Bank Loans	—	98,762,544	—
Commercial Mortgage-Backed Securities	—	86,950,095	8,791,942
Corporate Bonds	—	1,041,389,040	5,902,651
Foreign Government Bonds	—	199,636,782	—
Residential Mortgage-Backed Securities	—	387,687,786	—
U.S. Government Agency Obligations	—	767,293,913	—
U.S. Treasury Obligations	—	321,137,806	—
Preferred Stock	1,233,063	—	—
Affiliated Money Market Mutual Fund	654,936,869	—	—
Options Purchased	330,468	880,230	—
Options Written	(399,595)	—	—
Other Financial Instruments*
Futures	(2,450,043)	—	—
Foreign Forward Currency Exchange Contracts	—	(73,066)	—
Credit Default Swaps	(626,063)	—	—

Total	$653,024,699	$2,999,798,509	$14,694,593

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Commercial Mortgage-Backed Securities	Corporate Bonds	U.S. Government Agency Obligations
Balance as of 12/31/12	$—	$—	$31,331,520
Accrued discounts/premiums	(2)	(343,986)	—
Realized gain (loss)	—	(23,562)	—
Change in unrealized appreciation (depreciation)**	(108,057)	(1,400,389)	—
Purchases	8,900,001	—	—
Sales	—	—	—
Transfers into Level 3	—	7,670,588	—
Transfers out of Level 3	—	—	(31,331,520)

Balance as of 12/31/13	$8,791,942	$5,902,651	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

**	Of which, $(1,508,446) was included in Net Assets relating to securities held at the reporting period end.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, there were five U.S. Government Agency Obligations transferred out of Level 3 as a result of being priced by a vendor and three Corporate Bonds transferred into level 3 as a result of being priced using a single broker quote.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board of Trustees, which contain unobservable inputs. Such methodologies include, but are not limited to, using prices provided by a single broker/dealer, the cost of the investment, and broker quotes adjusted for changes in yields of comparable U.S. Government and other securities using fixed income securities valuation model.

SEE NOTES TO FINANCIAL STATEMENTS.

A286

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

U.S. Government Agency Obligations	24.5%
Affiliated Money Market Mutual Fund (6.3% represents investments purchased with collateral from securities on loan)	20.9
Residential Mortgage-Backed Securities	13.5
U.S. Treasury Obligations	10.3
Diversified Financial Services	6.5
Foreign Government Bonds	6.4
Banks	5.0
Oil, Gas & Consumable Fuels	3.6
Metals & Mining	3.2
Commercial Mortgage-Backed Securities	3.1
Telecommunications	3.0
Non-Residential Mortgage – Backed Securities	2.0
Electric	1.8
Pharmaceuticals	1.2
Beverages	1.2
Media	1.1
Food & Staples Retailing	1.0
Retail & Merchandising	1.0
Agriculture	0.9
Pipelines	0.8
Healthcare - Services	0.8
Automobiles	0.7
Cable Television	0.7
Insurance	0.7
Containers & Packaging	0.4
Hotels, Restaurants & Leisure	0.4
Aerospace & Defense	0.3
Airlines	0.3
Computer Services & Software	0.3
Chemicals	0.3
Commercial Services	0.2
Advertising	0.1
Construction & Engineering	0.1
Consumer Products	0.1
Diversified Manufacturing	0.1
Environmental Control	0.1
Home Builders	0.1
Investment Companies	0.1
Life Sciences Tools & Services	0.1
Machinery	0.1
Miscellaneous Manufacturing	0.1
Paper & Forest Products	0.1

117.2
Liabilities in excess of other assets	(17.2)

100%

SEE NOTES TO FINANCIAL STATEMENTS.

A287

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are credit risk, interest rate risk, foreign exchange risk, commodity risk and equity risk.

The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due to broker-variation margin	$1,775,328	*	Due to broker-variation margin	$4,190,102	*
Interest rate contracts	Unaffiliated investments	330,468		Written options outstanding, at value	399,595
Foreign exchange contracts	Unaffiliated investments	880,230		Due to broker-variation margin	35,269	*
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	3,553,172		Unrealized depreciation on foreign currency forward contracts	3,626,238
Credit contracts	—	—		Due to broker-variation margin	626,063	*

Total		$6,539,198			$8,877,267

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(1)	Purchased Options(1)	Futures	Written Options	Swaps	Forward Currency Contracts(2)	Total
Interest rate contracts	$—	$(765,607)	$23,904,611	$4,086,310	$1,179,805	$—	$28,405,119
Foreign exchange contracts	—	(235,287)	—	—	—	3,576,718	3,341,431
Commodity contracts	—	—	(164,158)	—	—	—	(164,158)
Equity contracts	62,290	—	—	—	—	—	62,290
Credit contracts	—	(86,919)	—	—	(1,256,817)	—	(1,343,736)

Total	$62,290	$(1,087,813)	$23,740,453	$4,086,310	$(77,012)	$3,576,718	$30,300,946

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(3)	Purchased Options(3)	Futures	Written Options	Swaps	Forward Currency Contracts(4)	Total
Interest rate contracts	$—	$337,461	$(4,903,557)	$167,987	$(58,436)	$—	$(4,456,545)
Foreign exchange contracts	—	94,116	(35,269)	—	—	1,139,924	1,198,771
Equity contracts	(29,517)	—	—	—	—	—	(29,517)
Credit contracts	—	—	—	—	(588,727)	—	(588,727)

Total	$(29,517)	$431,577	$(4,938,826)	$167,987	$(647,163)	$1,139,924	$(3,876,018)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A288

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

For the year ended December 31, 2013, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options(1)	Written Options(2)	Futures Contracts – Long Positions(3)	Futures Contracts – Short Positions(3)	Forward Foreign Currency Exchange Purchase Contracts(4)	Forward Foreign Currency Exchange Sale Contracts(5)	Interest Rate Swap Agreements(6)	Credit Default Swap Agreements – Buy Protection(6)	Total Return Swap Agreements(6)
$571,878	$423,298	$368,742,433	$495,080,280	$28,917,395	$169,070,348	$9,414,000	$12,870,000	$11,916,718

(1)	Cost.

(2)	Premiums Received.

(3)	Value at Trade Date.

(4)	Value at Settlement Date Payable.

(5)	Value at Settlement Date Receivable.

(6)	Notional Amount.

The Portfolio invested in financial instruments and derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument and derivative assets and liabilities

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$193,776,760	$—	$—	$193,776,760
Exchange-traded and cleared derivatives	330,468	(191,416)	—	139,052
Over-the-counter derivatives*	4,433,402	(786,114)	—	3,647,288

				197,563,100

Liabilities:
Exchange-traded and cleared derivatives	(716,685)	—	—	(716,685)
Over-the-counter derivatives*	(3,626,238)	—	—	(3,626,238)

				(4,342,923)

Collateral Amount Pledged/(Received):
Securities on loan				(193,776,760)
Exchange-traded and cleared derivatives				716,685
Over-the-counter derivatives				—

Net Amount				$160,102

*	Over-the-counter derivatives may consist of forward foreign currency exchange contracts, options contracts and swap agreements. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation) by counterparty, see the Schedule of Investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A289

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $193,776,760:
Unaffiliated investments (cost $3,028,991,338)	$3,016,129,699
Affiliated investments (cost $654,936,869)	654,936,869
Cash	3,561,350
Foreign currency, at value (cost $10,772,558)	10,830,901
Deposit with broker	3,842,285
Receivable for investments sold	124,170,305
Dividends and interest receivable	21,542,242
Receivable for fund share sold	9,274,159
Unrealized appreciation on foreign currency forward contracts	3,553,172
Prepaid expenses	20,982

Total Assets	3,847,861,964

LIABILITIES:
Payable for investments purchased	512,754,637
Payable to broker for collateral for securities on loan	198,138,860
Unrealized depreciation on foreign currency forward contracts	3,626,238
Advisory fees payable	516,818
Written options outstanding, at value (premiums received $567,582)	399,595
Due to broker-variation margin	317,090
Accrued expenses and other liabilities	171,043
Distribution fee payable	42,709
Payable for fund share repurchased	20,006
Affiliated transfer agent fee payable	417

Total Liabilities	715,987,413

NET ASSETS	$3,131,874,551

Net assets were comprised of:
Paid-in capital	$2,939,267,602
Retained earnings	192,606,949

Net assets, December 31, 2013	$3,131,874,551

Net asset value and redemption price per share, $3,131,874,551 / 296,647,172 outstanding shares of beneficial interest	$10.56

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Interest income	$89,416,730
Affiliated dividend income	355,552
Affiliated income from securities lending, net	252,520
Unaffiliated dividend income	89,085

90,113,887

EXPENSES
Advisory fees	18,217,319
Distribution fee (Note 4)	2,271,522
Custodian and accounting fees	463,000
Shareholder servicing fees and expenses (Note 4)	441,947
Audit fee	37,000
Trustees’ fees	35,000
Insurance expenses	33,000
Legal fees and expenses	17,000
Shareholders’ reports	11,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Commitment fee on syndicated credit agreement	4,000
Miscellaneous	19,965

Total expenses	21,559,753
Less: advisory fee waivers and/or expense reimbursement	(1,955,223)
Less: shareholder servicing fee waiver	(148,902)

Net expenses	19,455,628

NET INVESTMENT INCOME	70,658,259

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(8,805,497)
Futures transactions	23,740,453
Options written transactions	4,086,310
Short sales transactions	44,178
Swap agreements transactions	(77,012)
Foreign currency transactions	1,195,528

20,183,960

Net change in unrealized appreciation (depreciation) on:
Investments	(118,996,587)
Futures	(4,938,826)
Options written	167,987
Swap agreements	(647,163)
Foreign currencies	1,020,229

(123,394,360)

NET LOSS ON INVESTMENTS	(103,210,400)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(32,552,141)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$70,658,259	$74,075,938
Net realized gain on investment and foreign currency transactions	20,183,960	44,885,817
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(123,394,360)	84,440,733

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(32,552,141)	203,402,488

DISTRIBUTIONS	—	(180,033,470)

FUND SHARE TRANSACTIONS:
Fund share sold [110,568,546 and 111,350,641 shares, respectively]	1,172,249,934	1,188,324,199
Fund share issued in reinvestment of distributions [0 and 17,462,024 shares, respectively]	—	180,033,470
Fund share repurchased [80,363,585 and 90,320,820 shares, respectively]	(863,860,523)	(975,208,904)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	308,389,411	393,148,765

TOTAL INCREASE IN NET ASSETS	275,837,270	416,517,783
NET ASSETS:
Beginning of year	2,856,037,281	2,439,519,498

End of year	$3,131,874,551	$2,856,037,281

SEE NOTES TO FINANCIAL STATEMENTS.

A290

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 97.6% CORPORATE OBLIGATIONS — 1.4%	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Metals & Mining
Southern Copper Corp., Sr. Unsec’d. Notes	5.250%	11/08/42	$1,298	$1,052,648
Southern Copper Corp., Sr. Unsec’d. Notes	6.750%	04/16/40	2,373	2,297,688
Southern Copper Corp., Sr. Unsec’d. Notes	7.500%	07/27/35	410	427,248

(cost $4,434,616)				3,777,584

FOREIGN BONDS — 46.9%
Argentina — 0.3%
Arcos Dorados Holdings, Inc., Gtd. Notes, 144A	6.625%	09/27/23	690	700,695

Brazil — 9.7%
Andrade Gutierrez International SA, Gtd. Notes, 144A	4.000%	04/30/18	1,260	1,190,700
Braskem Finance Ltd., Gtd. Notes, 144A	5.750%	04/15/21	200	196,000
Braskem Finance Ltd., Gtd. Notes, RegS	7.000%	05/07/20	1,224	1,305,396
Centrais Eletricas Brasileiras SA, Sr. Unsec’d. Notes, RegS	5.750%	10/27/21	1,452	1,410,255
CSN Resources SA, Gtd. Notes, RegS	6.500%	07/21/20	1,544	1,561,370
Gerdau Trade, Inc., Gtd. Notes, 144A(a)	4.750%	04/15/23	790	726,800
Hypermarcas SA, Sr. Unsec’d. Notes, 144A	6.500%	04/20/21	837	878,850
Marfrig Holding Europe BV, Gtd. Notes, 144A	11.250%	09/20/21	850	824,457
OAS Investments GmbH, Gtd. Notes, 144A	8.250%	10/19/19	830	811,325
Odebrecht Finance Ltd., Gtd. Notes, 144A	4.375%	04/25/25	1,720	1,500,700
Odebrecht Finance Ltd., Gtd. Notes, 144A	5.125%	06/26/22	1,677	1,641,364
Oi SA, Sr. Unsec’d. Notes, 144A	5.750%	02/10/22	547	503,240
Oi SA, Sr. Unsec’d. Notes, RegS	5.750%	02/10/22	364	334,880
Petrobras Global Finance BV, Gtd. Notes(a)	4.375%	05/20/23	350	311,812
Petrobras International Finance Co., Gtd. Notes(a)	5.375%	01/27/21	1,976	1,960,959
Petrobras International Finance Co., Gtd. Notes(a)	6.750%	01/27/41	1,179	1,096,980
Rearden G Holdings EINS GmbH, Gtd. Notes, 144A	7.875%	03/30/20	535	553,725
Rearden G Holdings EINS GmbH, Gtd. Notes, RegS	7.875%	03/30/20	91	96,005
Samarco Mineracao SA, Sr. Unsec’d. Notes, 144A	4.125%	11/01/22	1,408	1,267,200
Vale Overseas Ltd., Gtd. Notes	4.375%	01/11/22	5,600	5,440,921
Vale Overseas Ltd., Gtd. Notes	6.875%	11/21/36	2,326	2,402,183
Vale SA, Sr. Unsec’d. Notes	5.625%	09/11/42	637	578,258
Virgolino de Oliveira Finance Ltd., Gtd. Notes, RegS	10.500%	01/28/18	200	136,000

				26,729,380

Chile — 3.2%
AES Gener SA, Sr. Unsec’d. Notes, 144A	5.250%	08/15/21	564	570,822
Banco del Estado de Chile, Sr. Unsec’d. Notes, 144A	3.875%	02/08/22	355	346,525
Celulosa Arauco y Constitucion SA, Sr. Unsec’d. Notes	4.750%	01/11/22	664	646,897
Colbun SA, Sr. Unsec’d. Notes, RegS	6.000%	01/21/20	974	1,044,968
Corp. Nacional del Cobre de Chile, Sr. Unsec’d. Notes, 144A	3.000%	07/17/22	2,921	2,627,486
Corp. Nacional del Cobre de Chile, Sr. Unsec’d. Notes, RegS	3.000%	07/17/22	641	576,590
ENTEL Chile SA, Sr. Unsec’d. Notes, 144A	4.875%	10/30/24	410	400,512

SEE NOTES TO FINANCIAL STATEMENTS.

A291

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

FOREIGN BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Chile (continued)
GeoPark Latin America Ltd. Agencia en Chile, Sr. Sec’d. Notes, 144A	7.500%	02/11/20	$	730	$740,950
Inversiones CMPC SA, Gtd. Notes, 144A	4.500%	04/25/22		696	660,898
Inversiones CMPC SA, Gtd. Notes, RegS	4.500%	04/25/22		146	138,637
Inversiones CMPC SA, Unsec’d. Notes, 144A(a)	4.375%	05/15/23		1,000	931,936

					8,686,221

China — 0.3%
Agile Property Holdings Ltd., Gtd. Notes, RegS	8.875%	04/28/17		210	221,025
State Grid Overseas Investment 2013 Ltd., Gtd Notes, 144A	3.125%	05/22/23		550	503,073

					724,098

Colombia — 2.6%
Ecopetrol SA, Sr. Unsec’d. Notes	5.875%	09/18/23		1,188	1,253,340
Empresas Publicas de Medellin ESP, Sr. Unsec’d. Notes, RegS	7.625%	07/29/19		500	590,000
Pacific Rubiales Energy Corp., Gtd. Notes, 144A(a)	5.125%	03/28/23		2,100	1,926,750
Pacific Rubiales Energy Corp., Gtd. Notes, 144A	5.375%	01/26/19		1,420	1,430,650
Pacific Rubiales Energy Corp., Sr. Unsec’d. Notes, RegS	7.250%	12/12/21		724	767,440
Transportadora de Gas Internacional SA ESP, Sr. Unsec’d. Notes, 144A	5.700%	03/20/22		976	1,033,340
Transportadora de Gas Internacional SA ESP, Sr. Unsec’d. Notes, RegS	5.700%	03/20/22		262	277,393

					7,278,913

India — 2.0%
Reliance Holdings USA, Inc., Gtd. Notes, RegS	5.400%	02/14/22		1,356	1,371,380
Vedanta Resources PLC, Sr. Unsec’d. Notes, 144A	6.000%	01/31/19		910	880,425
Vedanta Resources PLC, Sr. Unsec’d. Notes, 144A	7.125%	05/31/23		300	274,875
Vedanta Resources PLC, Sr. Unsec’d. Notes, 144A	9.500%	07/18/18		810	899,100
Vedanta Resources PLC, Sr. Unsec’d. Notes, RegS	6.750%	06/07/16		1,156	1,197,905
Vedanta Resources PLC, Sr. Unsec’d. Notes, RegS	9.500%	07/18/18		751	833,610

					5,457,295

Indonesia — 1.5%
Indosat Palapa Co. BV, Gtd. Notes, 144A	7.375%	07/29/20		787	853,895
Indosat Palapa Co. BV, Gtd. Notes, RegS	7.375%	07/29/20		91	98,735
Pertamina Persero PT, Sr. Unsec’d. Notes, 144A	4.300%	05/20/23		700	609,000
Pertamina Persero PT, Sr. Unsec’d. Notes, RegS	6.000%	05/03/42		2,138	1,766,523
Perusahaan Listrik Negara PT, Sr. Unsec’d. Notes, 144A	5.500%	11/22/21		965	928,813

					4,256,966

Kazakhstan — 1.4%
KazMunayGas National Co., Sr. Unsec’d. Notes, RegS	7.000%	05/05/20		3,414	3,832,215

SEE NOTES TO FINANCIAL STATEMENTS.

A292

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

FOREIGN BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

Malaysia — 1.0%
Petronas Capital Ltd., Gtd. Notes, RegS	5.250%	08/12/19		$2,459	$2,695,187

Mexico — 13.7%
Alpek SA de CV, Sr. Unsec’d. Notes, 144A	4.500%	11/20/22		1,173	1,114,350
America Movil SAB de CV, Sr. Unsec’d. Notes	3.125%	07/16/22		1,515	1,398,569
Axtel SAB de CV, Sr. Sec’d. Notes, 144A	7.000%	01/31/20		1,692	1,569,330
Axtel SAB de CV, Sr. Sec’d. Notes, CVT, 144A	7.000%	01/31/20	MXN	1,929	206,882
Cemex Finance LLC, Sr. Sec’d. Notes, 144A	9.375%	10/12/22		1,370	1,544,675
Cemex SAB de CV, Sr. Sec’d. Notes, RegS(a)	9.000%	01/11/18		3,621	3,974,047
Comision Federal de Electricidad, Sr. Unsec’d. Notes, 144A	4.875%	01/15/24		640	635,200
Grupo Televisa SAB, Sr. Unsec’d. Notes	6.625%	01/15/40		424	450,262
Mexican Bonos, Bonds	6.500%	06/09/22	MXN	116,471	9,017,905
Mexican Bonos, Bonds	8.500%	11/18/38	MXN	28,126	2,379,404
Mexichem SAB de CV, Sr. Unsec’d. Notes, 144A	4.875%	09/19/22		596	584,080
Mexichem SAB de CV, Sr. Unsec’d. Notes, RegS	4.875%	09/19/22		472	462,560
Offshore Drilling Holding SA, Sr. Sec’d. Notes, 144A	8.375%	09/20/20		850	905,250
Petroleos Mexicanos, Gtd. Notes	4.875%	01/24/22		8,664	8,902,260
Petroleos Mexicanos, Gtd. Notes	5.500%	06/27/44		2,043	1,864,237
Petroleos Mexicanos, Gtd. Notes	6.500%	06/02/41		2,631	2,749,395

					37,758,406

Peru — 1.1%
Alicorp SAA, Sr. Unsec’d. Notes, 144A	3.875%	03/20/23		530	477,000
Cementos Pacasmayo SAA, Gtd. Notes, 144A	4.500%	02/08/23		610	552,050
Gas Natural de Lima y Callao SA, Sr. Unsec’d. Notes, 144A	4.375%	04/01/23		750	693,750
Transportadora de Gas del Peru SA, Sr. Unsec’d. Notes	4.250%	04/30/28		390	341,250
Transportadora de Gas del Peru SA, Sr. Unsec’d. Notes, 144A	4.250%	04/30/28		1,000	875,000

					2,939,050

Qatar — 0.6%
Qtel International Finance Ltd., Gtd. Notes, 144A	4.750%	02/16/21		464	487,200
Ras Laffan Liquefied Natural Gas Co. Ltd. III, Sr. Sec’d. Notes, RegS	6.750%	09/30/19		1,096	1,288,041

					1,775,241

Russia — 7.1%
Alliance Oil Co. Ltd., Gtd. Notes, 144A	7.000%	05/04/20		520	499,200
EDC Finance Ltd., Gtd. Notes, 144A(a)	4.875%	04/17/20		1,920	1,864,800
Evraz Group SA, Sr. Unsec’d. Notes, 144A	6.500%	04/22/20		1,570	1,462,063
Evraz Group SA, Sr. Unsec’d. Notes, RegS	6.750%	04/27/18		2,830	2,817,265
Lukoil International Finance BV, Gtd. Notes, RegS	6.656%	06/07/22		1,921	2,101,094
Novatek OAO via Novatek Finance Ltd., Sr. Unsec’d. Notes, 144A	6.604%	02/03/21		933	1,023,967
Rosneft Finance SA, Gtd. Notes, RegS	7.875%	03/13/18		3,085	3,563,175
Russian Agricultural Bank OJSC Via RSHB Capital SA, Sr. Unsec’d. Notes, RegS	6.299%	05/15/17		772	823,145
Severstal OAO Via Steel Capital SA, Sr. Unsec’d. Notes, 144A(a)	4.450%	03/19/18		750	741,563
Sibur Securities Ltd., Gtd. Notes, 144A	3.914%	01/31/18		960	937,200
TMK OAO Via TMK Capital SA, Sr. Unsec’d. Notes, 144A(a)	6.750%	04/03/20		770	741,125

SEE NOTES TO FINANCIAL STATEMENTS.

A293

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

FOREIGN BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

Russia (continued)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Sr. Unsec’d. Notes, 144A	9.125%	04/30/18		$400	$469,000
VimpelCom Holdings BV, Gtd. Notes, RegS	7.504%	03/01/22		2,270	2,371,287

					19,414,884

South Africa — 0.5%
AngloGold Ashanti Holdings PLC, Gtd. Notes(a)	8.500%	07/30/20		730	753,798
Myriad International Holdings BV, Gtd. Notes, 144A	6.000%	07/18/20		690	738,300

					1,492,098

Trinidad & Tobago — 0.5%
Petroleum Co. of Trinidad & Tobago Ltd., Sr. Unsec’d. Notes, 144A	9.750%	08/14/19		810	1,014,525
Petroleum Co. of Trinidad & Tobago Ltd., Sr. Unsec’d. Notes, RegS	9.750%	08/14/19		280	350,700

					1,365,225

Turkey — 0.4%
Coca-Cola Icecek A/S, Sr. Unsec’d. Notes, 144A	4.750%	10/01/18		510	518,986
Mersin Uluslararasi Liman Isletmeciligi A/S, Sr. Unsec’d. Notes, 144A	5.875%	08/12/20		550	539,000

					1,057,986

United Arab Emirates — 0.8%
Dolphin Energy Ltd., Sr. Sec’d. Notes, RegS	5.500%	12/15/21		1,979	2,162,057

United Kingdom — 0.2%
Marfrig Holding Europe BV, Gtd. Notes	8.375%	05/09/18		750	697,500

TOTAL FOREIGN BONDS (cost $136,191,745)					129,023,417

SOVEREIGN ISSUES — 49.3%
Argentina Boden (Argentina), Bonds(a)	7.000%	10/03/15		2,656	2,642,720
Banco Nacional de Desenvolvimento Economicoe Social (Brazil), Sr. Unsec’d. Notes	5.750%	09/26/23		710	702,013
Brazil Notas do Tesouro Nacional (Brazil), Notes	9.762%	01/01/21	BRL	29,207	10,755,099
Chile Government International (Chile), Sr. Unsec’d. Notes	3.250%	09/14/21		433	423,257
Croatia Government International (Croatia), Sr. Unsec’d. Notes	6.625%	07/14/20		760	814,150
Croatia Government International (Croatia), Sr. Unsec’d. Notes, 144A(a)	5.500%	04/04/23		1,660	1,614,350
Croatia Government International (Croatia), Sr. Unsec’d. Notes, RegS	5.500%	04/04/23		1,450	1,410,125
Gabonese Republic (Gabon), Bonds	6.375%	12/12/24		930	932,325
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	5.750%	11/22/23		2,948	2,962,740
Lithuania Government International (Lithuania), Sr. Unsec’d. Notes	6.125%	03/09/21		3,140	3,556,992
Lithuania Government International (Lithuania), Sr. Unsec’d. Notes	7.375%	02/11/20		500	600,750
Panama Government International (Panama), Sr. Unsec’d. Notes	6.700%	01/26/36		17	18,997
Philippine Government International (Philippines), Sr. Unsec’d. Notes	4.000%	01/15/21		597	619,387

SEE NOTES TO FINANCIAL STATEMENTS.

A294

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

SOVEREIGN ISSUES (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

Philippine Government International (Philippines), Sr. Unsec’d. Notes	5.500%	03/30/26		$647	$713,317
Poland Government International (Poland), Sr. Unsec’d. Notes(a)	5.000%	03/23/22		6,507	6,954,356
Republic of Brazil (Brazil), Sr. Unsec’d. Notes	5.625%	01/07/41		915	887,550
Republic of Colombia (Colombia), Sr. Unsec’d. Notes	4.000%	02/26/24		760	732,640
Republic of Colombia (Colombia), Sr. Unsec’d. Notes	4.375%	07/12/21		4,742	4,884,260
Republic of Colombia (Colombia), Sr. Unsec’d. Notes	6.125%	01/18/41		3,767	4,030,690
Republic of Indonesia (Indonesia), Sr. Unsec’d. Notes, RegS	3.750%	04/25/22		4,800	4,326,000
Republic of Indonesia (Indonesia), Sr. Unsec’d. Notes, RegS	5.250%	01/17/42		3,971	3,405,133
Republic of Peru (Peru), Sr. Unsec’d. Notes	5.625%	11/18/50		3,168	3,168,000
Republic of Peru (Peru), Sr. Unsec’d. Notes	6.550%	03/14/37		750	862,500
Republic of Peru (Peru), Sr. Unsec’d. Notes(a)	7.125%	03/30/19		6,278	7,588,533
Republic of Trinidad & Tobago (Trinidad & Tobago), Unsec’d. Notes	4.375%	01/16/24		370	379,805
Republic of Turkey (Turkey), Sr. Unsec’d. Notes	5.625%	03/30/21		600	602,400
Republic of Turkey (Turkey), Sr. Unsec’d. Notes	6.250%	09/26/22		5,697	5,916,335
Republic of Turkey (Turkey), Sr. Unsec’d. Notes	6.750%	05/30/40		3,531	3,414,477
Republic of Turkey (Turkey), Sr. Unsec’d. Notes	7.500%	07/14/17		5,953	6,646,525
Russian Federal Bond (Russia), Bonds	7.400%	06/14/17	RUB	143,277	4,441,060
Russian Federal Bond (Russia), Bonds	7.500%	03/15/18	RUB	32,721	1,018,608
Russian Foreign Bond (Russia), Sr. Unsec’d. Notes(a)	4.875%	09/16/23		1,800	1,818,000
Russian Foreign Bond (Russia), Sr. Unsec’d. Notes(a)	5.625%	04/04/42		2,600	2,587,000
Russian Foreign Bond (Russia), Sr. Unsec’d. Notes, RegS	7.500%	03/31/30		11,705	13,638,142
South Africa Government International (South Africa), Sr. Unsec’d. Notes(a)	5.875%	09/16/25		610	634,400
Turkey Government International Bond (Turkey), Unsec’d. Notes	4.875%	04/16/43		2,570	1,967,335
Ukraine Government International Bond (Ukraine), Sr. Unsec’d. Notes, RegS	6.750%	11/14/17		807	742,440
United Mexican States (Mexico), Sr. Unsec’d. Notes(a)	3.625%	03/15/22		3,342	3,342,000
United Mexican States (Mexico), Sr. Unsec’d. Notes, MTN(a)	4.750%	03/08/44		1,092	984,165
Venezuela Government International (Venezuela), Sr. Unsec’d. Notes(a)	9.250%	09/15/27		4,406	3,408,041
Venezuela Government International (Venezuela), Sr. Unsec’d. Notes, RegS(a)	5.750%	02/26/16		1,765	1,499,367
Venezuela Government International (Venezuela), Sr. Unsec’d. Notes, RegS	7.750%	10/13/19		24,142	17,985,790

TOTAL SOVEREIGN ISSUES (cost $152,311,022)					135,631,774

TOTAL LONG-TERM INVESTMENTS (cost $292,937,383)					268,432,775

SEE NOTES TO FINANCIAL STATEMENTS.

A295

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

	Shares	Value

SHORT-TERM INVESTMENT — 14.5%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $39,801,329; includes $39,047,942 of cashcollateral for securities on loan)(b)(w)(Note 4)	39,801,329	$39,801,329

TOTAL INVESTMENTS — 112.1% (cost $332,738,712)		308,234,104
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (12.1)%		(33,315,453)

NET ASSETS — 100.0%		$274,918,651

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
CVT	Convertible Security
MTN	Medium Term Note
BRL	Brazilian Real
MXN	Mexican Peso
RUB	Russian Ruble

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $38,145,960; cash collateral of $39,047,942 (included with liabilities) was received with which the Portfolio purchased highly liquid short- term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at December 31, 2013:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Depreciation
Brazilian Real, Expiring 01/15/14	Citigroup Global Markets	BRL	3,122	$1,322,993	$1,317,952	$(5,041)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation
Brazilian Real, Expiring 01/15/14	Citigroup Global Markets	BRL	13,954	$6,171,384	$5,891,220	$280,164
Expiring 01/15/14	Citigroup Global Markets	BRL	3,222	1,429,036	1,360,240	68,796
Expiring 01/15/14	Citigroup Global Markets	BRL	3,222	1,427,769	1,360,240	67,529
Expiring 01/15/14	Citigroup Global Markets	BRL	513	230,571	216,745	13,826

				$9,258,760	$8,828,445	$430,315

SEE NOTES TO FINANCIAL STATEMENTS.

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AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Corporate Obligations	$—	$3,777,584	$—
Foreign Bonds	—	129,023,417	—
Sovereign Issues	—	135,631,774	—
Affiliated Money Market Mutual Fund	39,801,329	—	—
Other Financial Instruments*
Foreign Forward Currency Exchange Contracts	—	425,274	—

Total	$39,801,329	$268,858,049	$—

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Foreign Bonds
Balance as of 12/31/12	$4,453,204
Accrued discounts/premiums	—
Realized gain (loss)	91,679
Change in unrealized appreciation (depreciation)	(118,610)
Purchases	—
Sales	(4,426,273)
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of 12/31/13	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2013 were as follows:

Sovereign Issues	49.3%
Foreign Bonds	46.9
Affiliated Money Market Mutual Fund (14.2% represents investments purchased with collateral from securities on loan)	14.5
Metals & Mining	1.4

112.1
Liabilities in excess of other assets	(12.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

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AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with derivative instruments is foreign exchange risk.

The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	$430,315	Unrealized depreciation on foreign currency forward contracts	$5,041

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts(1)
Foreign exchange contracts	$(1,143,001)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts(2)
Foreign exchange contracts	$524,104

(1)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(2)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2013, the Portfolio’s average value at settlement date payable for forward foreign currency exchange purchase contracts was $9,799,805 and the average value at settlement date receivable for foreign currency exchange sale contracts was $6,270,791.

The Portfolio invested in financial instruments and derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instruments and derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$38,145,960	$—	$—	$38,145,960
Over-the-counter derivatives*	430,315	—	—	430,315

				38,576,275

Liabilities:
Over-the-counter derivatives*	(5,041)	—	—	(5,041)

Collateral Amount Pledged/(Received):
Securities on loan				(38,145,960)
Over-the-counter derivatives				—

Net Amount				$425,274

*	Over-the-counter derivatives may consist of forward foreign currency exchange contracts, options contracts and swap agreements. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation) by counterparty, see the Schedule of Investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A298

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $38,145,960:
Unaffiliated investments (cost $292,937,383)	$268,432,775
Affiliated investments (cost $39,801,329)	39,801,329
Foreign currency, at value (cost $609,162)	602,905
Dividends and interest receivable	4,802,016
Unrealized appreciation on foreign currency forward contracts	430,315
Receivable for fund share sold	60,027
Prepaid expenses	2,633

Total Assets	314,132,000

LIABILITIES:
Payable to broker for collateral for securities on loan	39,047,942
Advisory fees payable	83,472
Accrued expenses and other liabilities	72,652
Unrealized depreciation on foreign currency forward contracts	5,041
Distribution fee payable	3,769
Affiliated transfer agent fee payable	417
Payable for fund share repurchased	56

Total Liabilities	39,213,349

NET ASSETS	$274,918,651

Net assets were comprised of:
Paid-in capital	$275,885,130
Retained earnings.	(966,479)

Net assets, December 31, 2013	$274,918,651

Net asset value and redemption price per share, $274,918,651 / 28,646,569 outstanding shares of beneficial interest	$9.60

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Interest income	$15,981,674
Affiliated dividend income	16,595
Affiliated income from securities lending, net	16,439

16,014,708

EXPENSES
Advisory fees	2,580,068
Distribution fee (Note 4)	261,278
Custodian and accounting fees	104,000
Shareholder servicing fees and expenses (Note 4)	45,410
Audit fee	39,000
Trustees’ fees	13,000
Shareholders’ reports	12,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Insurance expenses	3,000
Commitment fee on syndicated credit agreement	2,000
Loan interest expense (Note 7)	251
Miscellaneous	12,144

Total expenses	3,091,151
Less: advisory fee waivers and/or expense reimbursement	(153,344)
Less: shareholder servicing fee waiver	(41)

Net expenses	2,937,766

NET INVESTMENT INCOME	13,076,942

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(6,004,610)
Foreign currency transactions	(1,633,189)

(7,637,799)

Net change in unrealized appreciation (depreciation) on:
Investments	(32,011,795)
Foreign currencies	496,351

(31,515,444)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(39,153,243)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(26,076,301)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2013	August 20, 2012* through December 31, 2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$13,076,942	$7,444,255
Net realized gain (loss) on investment and foreign currency transactions	(7,637,799)	10,256,909
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(31,515,444)	7,408,658

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(26,076,301)	25,109,822

FUND SHARE TRANSACTIONS:
Fund share sold [7,829,469 and 65,206,108 shares, respectively]	78,856,242	653,895,261
Fund share repurchased [7,287,351 and 37,101,657 shares, respectively]	(71,679,048)	(385,187,325)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	7,177,194	268,707,936

TOTAL INCREASE (DECREASE) IN NET ASSETS	(18,899,107)	293,817,758
NET ASSETS:
Beginning of period	293,817,758	—

End of period.	$274,918,651	$293,817,758

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

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NOTES TO THE FINANCIAL STATEMENTS OF ADVANCED SERIES TRUST

1.	General

Advanced Series Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at December 31, 2013 consisted of 78 separate Portfolios (“Portfolio” or “Portfolios”). The information presented in these financial statements pertains to the 19 Portfolios listed below together with their investment objectives.

Shares of each Portfolio may only be purchased by separate accounts of Participating Insurance Companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies (“Contractholders”). These separate accounts place orders to purchase and redeem shares of the Trust primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies.

The Portfolios of the Trust have the following investment objectives:

AST Bond Portfolio 2015 (“Bond Portfolio 2015”), AST Bond Portfolio 2016 (“Bond Portfolio 2016”), AST Bond Portfolio 2017 (“Bond Portfolio 2017”), AST Bond Portfolio 2018 (“Bond Portfolio 2018”), AST Bond Portfolio 2019 (“Bond Portfolio 2019”), AST Bond Portfolio 2020 (“Bond Portfolio 2020”), AST Bond Portfolio 2021 (“Bond Portfolio 2021”), AST Bond Portfolio 2022 (“Bond Portfolio 2022”), AST Bond Portfolio 2023 (“Bond Portfolio 2023”) and AST Bond Portfolio 2024 (“Bond Portfolio 2024”): To seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.

AST Global Real Estate Portfolio (“Global Real Estate”): Capital appreciation and income.

AST High Yield Portfolio (“High Yield”): Maximum total return, consistent with preservation of capital and prudent investment management.

AST Lord Abbett Core Fixed-Income Portfolio (“Lord Abbett Core Fixed-Income”): Income and capital appreciation to produce a high total return.

AST Neuberger Berman Core Bond Portfolio (“Neuberger Berman Core Bond “): Maximize total return consistent with preservation of capital.

AST Prudential Core Bond Portfolio (“Prudential Core Bond”): Maximize total return, consistent with the long-term preservation of capital and liquidity needs.

AST QMA US Equity Alpha Portfolio (“QMA US Equity Alpha”): Long-term capital appreciation.

AST Quantitative Modeling Portfolio (“Quantitative Modeling”): High potential return while attempting to mitigate downside risk during adverse market cycles.

AST Western Asset Core Plus Bond Portfolio (“Western Asset Core Plus Bond”): Maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Western Asset Core Plus Bond Portfolio.

AST Western Asset Emerging Markets Debt Portfolio (“Western Asset Emerging Markets Debt”): Maximize total return.

2.	Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Security Valuation:    Each Portfolio holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and Prudential Investments LLC (“PI”), the co-managers of the Trust (together the “Investment Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit a Portfolio to utilize independent pricing vendor services,

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quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how each Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Schedule of Investments.

Common stocks, exchange-traded funds, and derivative instruments that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Portfolio securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, each Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation:    Portfolio securities and other assets and liabilities denominated in foreign currencies are translated each business day into U.S. dollars based on current exchange rates. Purchases and sales of

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Portfolio securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains and losses include gains and losses resulting from sales and maturities of foreign currencies and foreign currency contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than Portfolio securities as a result of changes in exchange rates.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios, as defined in the prospectus, entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Upon entering into these contacts, risks may arise from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. A Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Options:    Certain Portfolios either purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. Over-the-counter options involve the risk of the potential inability of the counterparties to meet the terms of their contracts.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on

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a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Portfolios may also use futures to gain additional market exposure. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

With exchange-traded futures and options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options, and guarantees the futures and options contracts against default.

Short Sales:    Certain Portfolios may sell a security they do not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Loan Participations:    Certain Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Swap Agreements:    Certain Portfolios may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed in either directly with a counterparty (“OTC Traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange Traded”). Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Exchange Traded swaps pay or receive an amount, known as “variation margin”, based on the daily changes in valuation of the swap contract. Payments received or paid by the Portfolio are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Certain Portfolios used interest rate swaps to either maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life.

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Credit Default Swaps:    Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives. Certain Portfolios have entered into credit default swaps to provide a measure of protection against defaults of the issuers. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value based on a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps:    In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. A Portfolio’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Portfolio’s favor, from the point of entering into the contract.

Master Netting Arrangements:    Certain Portfolios are subject to various Master Agreements, or netting arrangements, with select counterparties. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

Certain Portfolios are parties to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related

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agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2013, none of the Portfolios have met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights:    Certain Portfolios of the Trust may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. The Portfolio holds such warrants and rights as long positions by the Portfolio until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment in kind securities:    Certain fixed income Portfolios may invest in open market or receive pursuant to debt restructuring, securities that pay in kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income. The interest rate on PIK debt is paid out over time.

Delayed-Delivery Transactions:    Certain Portfolios may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains and losses with respect to the security.

Securities Lending:    The Portfolios may lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Portfolio also continues to

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receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Dollar Rolls:    The Portfolios enter into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

Concentration of Risk:    The ability of debt securities issuers(other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management, that may differ from actual. Certain Portfolios invest in real estate investment trusts, (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Taxes:    For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. Federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of the Portfolios’ shareholders (Participating Insurance Companies). The Portfolios are not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends and interest and foreign capital gains tax are accrued in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded.

Distributions:    Distributions from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-dividend date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Portfolios have entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. At December 31, 2013, the Investment Manager has engaged the following firms as Sub-advisers for their respective Portfolios:

J.P. Morgan Investment Management, Inc. for a portion of High Yield;

Lord Abbett & Co. LLC for Lord Abbett Core Fixed-Income;

Neuberger Berman Fixed Income LLC for Neuberger Berman Core Bond;

Prudential Investment Management, Inc. (“PIM”) for Bond Portfolio 2015, Bond Portfolio 2016, Bond Portfolio 2017, Bond Portfolio 2018, Bond Portfolio 2019, Bond Portfolio 2020, Bond Portfolio 2021, Bond Portfolio 2022, Bond Portfolio 2023, Bond Portfolio 2024, Global Real Estate, Prudential Core Bond and a portion of High Yield;

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Quantitative Management Associates LLC (“QMA”) for QMA US Equity Alpha and Quantitative Modeling Portfolio;

Western Asset Management Company and Western Asset Management Company Limited for Western Asset Core Plus Bond and Western Asset Emerging Markets Debt.

Advisory Fees and Expense Limitations:    The Investment Manager receives a fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each Subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreement, are reflected in the Statements of Operations. The Investment Manager has agreed to waive a portion of their advisory fee and/or reimburse certain Portfolios so that advisor fees plus other annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Each voluntary waiver/reimbursement may be modified or terminated by the investment manager at any time without notice.

	Advisory Fees through February 24, 2013	Advisory Fees at December 31, 2013	Effective Advisory Fees
Bond Portfolio 2015*	0.65% first $500 million;	0.65% first $500 million;	0.61%
	0.64% in excess of $500 million	0.63% on next $4.5 billion;
		0.62% on next $5 billion;
		0.61% in excess of $10 billion
Bond Portfolio 2016*	0.65% first $500 million;	0.65% first $500 million;	0.40%
	0.64% in excess of $500 million	0.63% on next $4.5 billion;
		0.62% on next $5 billion;
		0.61% in excess of $10 billion
Bond Portfolio 2017*	0.65% first $500 million;	0.65% first $500 million;	0.63%
	0.64% in excess of $500 million	0.63% on next $4.5 billion;
		0.62% on next $5 billion;
		0.61% in excess of $10 billion
Bond Portfolio 2018*	0.65% first $500 million;	0.65% first $500 million;	0.63%
	0.64% in excess of $500 million	0.63% on next $4.5 billion;
		0.62% on next $5 billion;
		0.61% in excess of $10 billion
Bond Portfolio 2019*	0.65% first $500 million;	0.65% first $500 million;	0.63%
	0.64% in excess of $500 million	0.63% on next $4.5 billion;
		0.62% on next $5 billion;
		0.61% in excess of $10 billion
Bond Portfolio 2020*	0.65% first $500 million;	0.65% first $500 million;	0.63%
	0.64% in excess of $500 million	0.63% on next $4.5 billion;
		0.62% on next $5 billion;
		0.61% in excess of $10 billion
Bond Portfolio 2021*	0.65% first $500 million;	0.65% first $500 million;	0.63%
	0.64% in excess of $500 million	0.63% on next $4.5 billion;
		0.62% on next $5 billion;
		0.61% in excess of $10 billion
Bond Portfolio 2022*	0.65% first $500 million;	0.65% first $500 million;	0.63%
	0.64% in excess of $500 million	0.63% on next $4.5 billion;
		0.62% on next $5 billion;
		0.61% in excess of $10 billion
Bond Portfolio 2023*	0.65% first $500 million;	0.65% first $500 million;	0.63%
	0.64% in excess of $500 million	0.63% on next $4.5 billion;
		0.62% on next $5 billion;
		0.61% in excess of $10 billion
Bond Portfolio 2024*	0.65% first $500 million;	0.65% first $500 million;	0.63%**
	0.64% in excess of $500 million	0.63% on next $4.5 billion;
		0.62% on next $5 billion;
		0.61% in excess of $10 billion
Global Real Estate	1.00%	0.99% first $300 million;	0.99%
		0.98% on next $200 million;
		0.97% on next $250 million;
		0.96% on next $2.5 billion;
		0.95% on next $2.75 billion;
		0.92% on next $4 billion;
		0.90% in excess of $10 billion

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	Advisory Fees through February 24, 2013	Advisory Fees at December 31, 2013	Effective Advisory Fees
High Yield	0.75%	0.74% first $300 million;	0.63%
		0.73% on next $200 million;
		0.72% on next $250 million;
		0.71% on next $2.5 billion;
		0.70% on next $2.75 billion;
		0.67% on next $4 billion;
		0.65% in excess of $10 billion
Lord Abbett Core Fixed-Income	0.80%	0.79% first $300 million;	0.54%
		0.78% on next $200 million;
		0.77% on next $250 million;
		0.76% on next $2.5 billion;
		0.75% on next $2.75 billion;
		0.72% on next $4 billion;
		0.70% in excess of $10 billion
Neuberger Berman Core Bond	0.70%	0.69% first $300 million;	0.61%
		0.68% on next $200 million;
		0.67% on next $250 million;
		0.66% on next $2.5 billion;
		0.65% on next $2.75 billion;
		0.62% on next $4 billion;
		0.60% in excess of $10 billion
Prudential Core Bond	0.70%	0.69% first $300 million;	0.63%
		0.68% on next $200 million;
		0.67% on next $250 million;
		0.66% on next $2.5 billion;
		0.65% on next $2.75 billion;
		0.62% on next $4 billion;
		0.60% in excess of $10 billion
QMA US Equity Alpha	1.00%	0.99% first $300 million;	0.99%
		0.98% on next $200 million;
		0.97% on next $250 million;
		0.96% on next $2.5 billion;
		0.95% on next $2.75 billion;
		0.92% on next $4 billion;
		0.90% in excess of $10 billion
Quantitative Modeling	0.25%	0.25%	0.25%
Western Asset Core Plus Bond	0.70%	0.69% first $300 million;	0.60%
		0.68% on next $200 million;
		0.67% on next $250 million;
		0.66% on next $2.5 billion;
		0.65% on next $2.75 billion;
		0.62% on next $4 billion;
		0.60% in excess of $10 billion
Western Asset Emerging Markets Debt	0.85%	0.84% first $300 million;	0.79%
		0.83% on next $200 million;
		0.82% on next $250 million;
		0.81% on next $2.5 billion;
		0.80% on next $2.75 billion;
		0.77% on next $4 billion;
		0.75% in excess of $10 billion

	Fee Waivers and/or Expense Limitations through February 24, 2013	Fee Waivers and/or Expense Limitations effective February 25, 2013	Fee Waivers and/or Expense Limitations effective July 1, 2013
Bond Portfolio 2015	1.00%	contractually limit expenses to 0.99%	contractually limit expenses to 0.99%
Bond Portfolio 2016	1.00%	contractually limit expenses to 0.99%	contractually limit expenses to 0.99%
Bond Portfolio 2017	1.00%	contractually limit expenses to 0.99%	contractually limit expenses to 0.99%
Bond Portfolio 2018	1.00%	contractually limit expenses to 0.99%	contractually limit expenses to 0.99%
Bond Portfolio 2019	1.00%	contractually limit expenses to 0.99%	contractually limit expenses to 0.99%
Bond Portfolio 2020	1.00%	contractually limit expenses to 0.99%	contractually limit expenses to 0.99%
Bond Portfolio 2021	1.00%	contractually limit expenses to 0.99%	contractually limit expenses to 0.99%
Bond Portfolio 2022	1.00%	contractually limit expenses to 0.99%	contractually limit expenses to 0.99%

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	Fee Waivers and/or Expense Limitations through February 24, 2013	Fee Waivers and/or Expense Limitations effective February 25, 2013	Fee Waivers and/or Expense Limitations effective July 1, 2013
Bond Portfolio 2023	1.00%	contractually limit expenses to 0.99%	contractually limit expenses to 0.99%
Bond Portfolio 2024	1.00%	contractually limit expenses to 0.99%	contractually limit expenses to 0.99%
High Yield	0.80%	0.80%	voluntarily limit expenses to 0.72%
Lord Abbett Core Fixed Income	contractually waive	contractually waive	contractually waive
	0.10% first $500 million;	0.10% first $500 million;	0.31% first $500 million;
	0.125% next $500 million;	0.125% next $500 million;	0.335% next $500 million;
	0.15% in excess of $1 billion	0.15% in excess of $1 billion	0.36% in excess of $1 billion
Neuberger Berman Core Bond	contractually waive	contractually waive	contractually waive
	0.00% first $500 million;	0.00% first $500 million;	0.16% first $500 million;
	0.025% next $500 million;	0.025% next $500 million;	0.185% next $500 million;
	0.05% in excess of $1 billion	0.05% in excess of $1 billion	0.21% in excess of $1 billion
Prudential Core Bond	contractually waive	contractually waive	contractually waive
	0.00% first $500 million;	0.00% first $500 million;	0.00% first $500 million;
	0.025% next $500 million;	0.025% next $500 million;	0.025% next $500 million;
	0.05% in excess of $1 billion	0.05% in excess of $1 billion	0.05% in excess of $1 billion
Western Asset Core Plus Bond	N/A	N/A	contractually waive 0.15% through June 30, 2014
Western Asset Emerging Markets Debt	contractually waive 0.05% through July 1, 2014	contractually waive 0.05% through June 30, 2015	contractually waive 0.05% through June 30, 2015

*	Advisory fees are calculated based on an aggregation of net assets of certain Portfolios of the Trust.

**	Annualized.

AST Investment Services, Inc., PI, PIM and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

The Trust, excluding Quantitative Modeling Portfolio, has entered into an agreement with the following affiliated entities: Prudential Insurance Company of America (“PICA”), Pruco Life Insurance Company (“PLAZ”), Pruco Life Insurance Company of New Jersey (“PLNJ”), Prudential Retirement Insurance and Annuity Company (“PRIAC”), Pramerica of Bermuda Life Assurance Company, Ltd., Prudential Annuities Life Assurance Corporation (“PALAC”), and Prudential Annuities Distributors, Inc. (“PAD”), each an indirect, wholly-owned subsidiary of Prudential Financial, Inc., and certain unaffiliated entities pursuant to which the Portfolios paid such affiliated and unaffiliated entities a shareholder servicing fee at an annual rate of 0.10% of each Portfolio’s average daily net assets through February 24, 2013. The Investment Manager had voluntarily agreed to waive a portion of the 0.10% shareholder servicing fee based on the following fee structure through February 24, 2013: 0.10% on the average daily net assets up to $300 million (no waiver), 0.08% on average daily net assets of the next $200 million (0.02% waiver), 0.07% on average daily net assets of the next $250 million (0.03% waiver), and 0.06% on average daily net assets in excess of $750 million (0.04% waiver).

Effective February 25, 2013, PAD serves as the distributor for the shares of each Portfolio of the Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. The Trust has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio of the Trust, with the exception of Quantitative Modeling Portfolio. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.10% of the average daily net assets of each Portfolio.

PAD has contractually agreed to reduce its 12b-1 fees for each of the Bond Portfolio 2015, Bond Portfolio 2016, Bond Portfolio 2017, Bond Portfolio 2018, Bond Portfolio 2019, Bond Portfolio 2020, Bond Portfolio 2021, Bond Portfolio 2022, Bond Portfolio 2023, and Bond Portfolio 2024 (collectively, the Bond Portfolios), so that the effective distribution and service fee rate paid by each Bond Portfolio is reduced based on the average daily net assets of each Bond Portfolio. The contractual waiver does not include an expiration or termination date as it is contractually guaranteed by PAD on a permanent basis, and the Investment Managers and PAD cannot terminate or otherwise modify the waiver. The contractual waiver is calculated as follows for each Bond Portfolio:

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Average Daily Net Assets of Portfolio	Distribution and Service Fee Rate Including Waiver
Up to and including $300 million	0.10% (no waiver)
Over $300 million up to and including $500 million	0.08%
Over $500 million up to and including $750 million	0.07%
Over $750 million	0.06%

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and Trustees of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Trust invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

PIM, an indirect, wholly-owned subsidiary of Prudential, acts as the Trust’s securities lending agent. For the year ended December 31, 2013, PIM was compensated as follows for these services by the Portfolios:

Amount
Bond Portfolio 2017	$15,075
Bond Portfolio 2021	10,438
Global Real Estate	7,053
High Yield	191,862
Lord Abbett Core Fixed-Income	136,651
Neuberger Berman Core Bond	5,912
Prudential Core Bond	182,206
Western Asset Core Plus Bond	75,636
Western Asset Emerging Markets Debt	4,985

5.	Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments and U.S. Government securities, for the year ended December 31, 2013, were as follows:

	Cost of Purchases	Proceeds from Sales
Bond Portfolio 2015	$27,467,030	$49,746,738
Bond Portfolio 2016	12,014,383	40,038,264
Bond Portfolio 2017	128,055,047	229,925,834
Bond Portfolio 2018	308,603,562	430,662,348
Bond Portfolio 2019	125,921,532	122,023,747
Bond Portfolio 2020	225,115,981	93,634,632
Bond Portfolio 2021	159,544,507	375,712,452
Bond Portfolio 2022	156,546,677	383,344,826
Bond Portfolio 2023	711,129,233	326,006,221
Bond Portfolio 2024	296,337,096	113,234,143
Global Real Estate	287,535,424	241,576,148
High Yield	910,120,890	942,409,524
Lord Abbett Core Fixed-Income	11,159,938,715	11,819,079,017
Neuberger Berman Core Bond	1,608,077,806	1,623,432,438
Prudential Core Bond	17,712,944,411	17,162,819,522
QMA US Equity Alpha	742,013,788	794,036,481
Quantitative Modeling	300,292,327	137,243,643
Western Asset Core Plus Bond	6,465,549,815	6,025,064,033
Western Asset Emerging Markets Debt	132,719,400	101,870,692

A summary of cost of purchases and proceeds of shares of affiliated mutual funds, other than short-term investments, for the year ended December 31, 2013, is presented as follows:

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Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Quantitative Modeling
AQR Emerging Markets Equity	$—	$2,115,625	$1,251,988	$—	$844,655
AQR Large-Cap	—	46,526,486	2,536,777	—	49,763,677
ClearBridge Dividend Growth	—	22,329,623	530,358	—	24,916,591
Federated Aggressive Growth	1,352,354	2,574,274	422,235	—	4,524,095
Goldman Sachs Concentrated Growth	8,342,186	1,853,168	11,317,964	—	—
Goldman Sachs Large Cap Value	5,939,164	9,090,480	4,467,304	—	12,522,892
Goldman Sachs Mid-Cap Growth	693,120	272,281	761,718	—	344,335
Goldman Sachs Small-Cap Value	1,088,488	848,459	23,607	—	2,539,514
Herndon Large-Cap Value	5,915,824	5,919,199	4,369,235	—	9,352,817
High Yield	2,249,258	1,909,570	745,810	—	3,600,239
International Growth	13,406,669	16,925,408	722,745	—	33,899,196
International Value.	13,391,253	17,260,843	890,079	—	33,896,710
Investment Grade Bond	102,009	5,766,101	5,884,579	—	—
Jennison Large Cap Growth	11,055,503	5,786,021	8,470,176	—	11,681,137
Jennison Large Cap Value	11,900,754	5,446,518	10,869,575	—	9,345,571
Large-Cap Value	12,038,749	6,581,366	13,457,449	—	9,355,046
Loomis Sayles Large-Cap Growth	12,459,813	7,787,811	7,123,086	—	17,661,512
Lord Abbett Core Fixed Income	5,761,922	5,659,645	5,345,574	—	5,942,115
MFS Growth	12,489,278	7,339,889	6,645,082	—	17,614,801
MFS Large-Cap Value	5,855,688	5,990,740	4,353,216	—	9,383,777
Mid-Cap Value	1,835,564	751,043	2,072,197	—	949,528
Money Market	775,611	812,397	837,798	—	750,211
Neuberger Berman Core Bond	1,981,497	1,914,074	129,148	—	3,697,520
Neuberger Berman Mid-Cap Growth	1,031,260	623,753	550,104	—	1,425,867
Neuberger Berman/LSV Mid-Cap Value	—	908,209	43,543	—	949,233
Parametric Emerging Markets Equity	4,463,630	3,011,772	5,994,114	—	1,397,130
PIMCO Limited Maturity	1,202,927	1,180,201	60,548	—	2,285,021
PIMCO Total Return Bond	10,798,882	10,929,318	807,513	—	20,657,360
Prudential Core Bond	12,887,304	13,512,922	893,071	—	25,130,642
QMA Emerging Markets	—	3,056,191	1,760,977	—	1,217,057
QMA Large-Cap.	—	46,536,601	2,528,249	—	49,891,311
Small-Cap Growth	2,019,011	3,909,170	417,333	—	6,712,385
Small-Cap Value	2,563,488	6,345,386	1,012,407	—	9,623,737
T. Rowe Price Equity Income	17,693,412	8,939,409	18,658,341	—	12,473,324
T. Rowe Price Large Cap Growth	11,114,472	5,404,897	8,649,726	—	11,696,702
T. Rowe Price Natural Resources	1,288,448	551,763	1,440,393	—	521,502
Western Asset Core Plus Bond	6,948,125	12,231,992	531,537	—	18,512,645
Western Asset Emerging Markets Debt	1,517,730	1,689,722	668,087	—	2,369,978

	$202,163,393	$300,292,327	$137,243,643	$—	$427,449,833

Written options transactions, during the year ended December 31, 2013, were as follows:

	AST Bond Portfolio 2015		AST Bond Portfolio 2016
	Number of Contracts/Swaps Notional Amount	Premium	Number of Contracts/Swaps Notional Amount	Premium
Balance at beginning of period	—	$—	—	$—
Written options	1,122,031	8,064	597,016	4,143
Expired options	(19)	(2,888)	(11)	(1,528)
Closed options	(1,122,012)	(5,176)	(597,005)	(2,615)

Balance at end of period	—	$—	—	$—

B12

	AST Bond Portfolio 2017		AST Bond Portfolio 2018
	Number of Contracts/Swaps Notional Amount	Premium	Number of Contracts/Swaps Notional Amount	Premium
Balance at beginning of period	—	$—	—	$—
Written options	4,600,137	33,489	6,805,189	48,215
Expired options	(88)	(12,283)	(117)	(16,887)
Closed options	(4,600,049)	(21,206)	(6,805,072)	(31,328)

Balance at end of period	—	$—	—	$—

	AST Bond Portfolio 2019		AST Bond Portfolio 2020
	Number of Contracts/Swaps Notional Amount	Premium	Number of Contracts/Swaps Notional Amount	Premium
Balance at beginning of period	—	$—	—	$—
Written options	2,704,088	20,504	975,138	(19,141)
Expired options	(54)	(7,514)	(74)	9,943
Closed options	(2,704,034)	(12,990)	(975,064)	9,198

Balance at end of period	—	$—	—	$—

	AST Bond Portfolio 2021		AST Bond Portfolio 2022
	Number of Contracts/Swaps Notional Amount	Premium	Number of Contracts/Swaps Notional Amount	Premium
Balance at beginning of period	—	$—	—	$—
Written options	5,537,082	30,253	6,800,081	34,371
Expired options	(49)	(7,351)	(48)	(7,009)
Closed options	(5,537,033)	(22,902)	(6,800,033)	(27,362)

Balance at end of period	—	$—	—	$—

	AST Bond Portfolio 2023		AST Bond Portfolio 2024
	Number of Contracts/Swaps Notional Amount	Premium	Number of Contracts/Swaps Notional Amount	Premium
Balance at beginning of period	—	$—	—	$—
Written options	2,489,411	57,605	167	16,508
Expired options	(242)	(31,669)	(93)	(8,995)
Closed options	(2,489,169)	(25,936)	(74)	(7,513)

Balance at end of period	—	$—	—	$—

B13

	AST Western Asset Core Plus Bond		AST Prudential Core Bond Portfolio
	Number of Contracts/Swaps Notional Amount	Premium	Number of Contracts/Swaps Notional Amount	Premium
Balance at beginning of period	—	$—	—	$—
Written options	20,965,000	7,317,746	65,362,264	254,894
Expired options	(11,364,000)	(3,669,036)	—	—
Closed options	(8,513,000)	(3,081,128)	(65,362,264)	(254,894)
Balance at end of period	1,088,000	$567,582	—	$—

6.	Tax Information

All Portfolios are treated as partnerships for tax purposes. The character of the cash distributions made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each shareholder will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value. The Portfolios generally attempt to manage their diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provisions for income tax are required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7.	Line of Credit

The Portfolios, along with other affiliated registered investment companies (the “Funds”), were parties to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 5, 2013 through November 4, 2014. The Funds pay an annualized commitment fee of 0.08% on the unused portion of the SCA. Prior to November 5, 2013, the Funds had another SCA with substantially similar terms. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

	Average Advances Outstanding During the Period	Average Interest Rate	Number of Days Advances Outstanding During the Period	Outstanding Borrowings at December 31, 2013
Bond Portfolio 2015	$292,385	1.44%	13	—
Bond Portfolio 2016	494,321	1.44%	53	—
Bond Portfolio 2017	1,033,976	1.43%	42	—
Bond Portfolio 2018	1,459,660	1.43%	47	—
Bond Portfolio 2019	5,431,000	1.43%	1	—
Bond Portfolio 2021	8,237,594	1.44%	32	—
Bond Portfolio 2022	15,063,462	1.44%	26	—
Bond Portfolio 2023	8,246,500	1.43%	14	—
Bond Portfolio 2024	3,503,900	1.43%	10	—
Global Real Estate	1,986,424	1.44%	33	—
High Yield	3,804,000	1.44%	4	—
QMA US Equity Alpha	1,045,000	1.45%	3	—
Western Asset Emerging Market Debt	530,500	1.42%	12	—

B14

8.	Capital

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

9.	Ownership

As of December 31, 2013, substantially all shares of each Portfolio were owned of record by PALAC, Pruco Life Arizona, PLNJ and PICA on behalf of the owners of the variable insurance products issued by each of these entities.

B15

Financial Highlights

	AST Bond Portfolio 2015
	Year Ended December 31,
	2013(c)	2012(c)	2011(c)	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.08	$9.66	$11.96	$11.39	$11.49

Income (Loss) From Investment Operations:
Net investment income	0.15	0.15	0.21	0.16	0.09
Net realized and unrealized gain (loss) on investments	(0.18)	0.13	0.47	0.89	(0.14)

Total from investment operations	(0.03)	0.28	0.68	1.05	(0.05)

Less Distributions:	—	(0.86)	(2.98)	(0.48)	(0.05)

Net Asset Value, end of year	$9.05	$9.08	$9.66	$11.96	$11.39

Total Return(a)	(0.33)%	3.02%	6.40%	9.38%	(0.38)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$41.5	$83.7	$115.4	$134.1	$189.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.98%	0.90%	0.87%	0.83%	0.81%
Expenses Before Waivers and/or Expense Reimbursement	1.00%	0.90%	0.87%	0.83%	0.81%
Net investment income	1.61%	1.62%	2.03%	1.02%	0.71%
Portfolio turnover rate(d)	252%	364%	292%	181%	303%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

	AST Bond Portfolio 2016
	Year Ended December 31,				January 2, 2009(c) through December 31, 2009
	2013(d)	2012(d)	2011(d)	2010
Per Share Operating Performance:
Net Asset Value, beginning of period	$8.71	$8.48	$10.56	$9.55	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.06	0.05	0.04	0.21	—	(e)
Net realized and unrealized gain (loss) on investments	(0.11)	0.29	0.82	0.80	(0.45)

Total from investment operations	(0.05)	0.34	0.86	1.01	(0.45)

Less Distributions:	—	(0.11)	(2.94)	—	—

Net Asset Value, end of period	$8.66	$8.71	$8.48	$10.56	$9.55

Total Return(a)	(0.57)%	4.17%	9.64%	10.58%	(4.50)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$15.0	$49.3	$104.9	$43.0	$28.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.99%	0.96%	0.98%	0.93%	1.00	%(f)
Expenses Before Waivers and/or Expense Reimbursement	1.22%	0.96%	0.98%	0.93%	1.74	%(f)
Net investment income (loss)	0.73%	0.53%	0.42%	1.04%	(0.09	)%(f)
Portfolio turnover rate(g)	409%	355%	368%	615%	455	%(h)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Less than $0.005 per share.

(f)	Annualized.

(g)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(h)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	AST Bond Portfolio 2017
	Year Ended December 31,			January 4, 2010(c) through December 31, 2010(d)
	2013(d)	2012(d)	2011(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$12.15	$11.61	$10.96	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.12	0.08	0.09	0.09
Net realized and unrealized gain (loss) on investments	(0.37)	0.51	1.12	0.87

Total from investment operations	(0.25)	0.59	1.21	0.96

Less Distributions:	—	(0.05)	(0.56)	—

Net Asset Value, end of period	$11.90	$12.15	$11.61	$10.96

Total Return(a)	(2.06)%	5.12%	11.41%	9.60%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$161.8	$355.6	$508.2	$177.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.80%	0.78%	0.80%	0.88	%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.80%	0.79%	0.80%	0.88	%(e)
Net investment income	0.97%	0.72%	0.76%	0.85	%(e)
Portfolio turnover rate(f)	269%	422%	462%	695	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(g)	Not annualized.

	AST Bond Portfolio 2018
	Year Ended December 31,
	2013(c)	2012(c)	2011(c)	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.41	$11.85	$11.91	$11.16	$12.23

Income (Loss) From Investment Operations:
Net investment income	0.12	0.09	0.09	0.16	0.08
Net realized and unrealized gain (loss) on investments	(0.51)	0.58	1.39	1.07	(0.83)

Total from investment operations	(0.39)	0.67	1.48	1.23	(0.75)

Less Distributions:	—	(0.11)	(1.54)	(0.48)	(0.32)

Net Asset Value, end of year	$12.02	$12.41	$11.85	$11.91	$11.16

Total Return(a)	(3.14)%	5.72%	13.58%	11.19%	(5.97)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$248.7	$515.6	$682.9	$100.7	$150.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.78%	0.77%	0.77%	0.87%	0.83%
Expenses Before Waivers and/or Expense Reimbursement	0.79%	0.78%	0.78%	0.87%	0.83%
Net investment income	1.02%	0.71%	0.75%	0.95%	0.69%
Portfolio turnover rate(d)	311%	417%	495%	208%	392%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	AST Bond Portfolio 2019
	Year Ended December 31,
	2013(c)	2012(c)	2011(c)	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.35	$11.08	$11.86	$11.32	$12.31

Income (Loss) From Investment Operations:
Net investment income	0.08	0.07	0.16	0.09	0.08
Net realized and unrealized gain (loss) on investments	(0.58)	0.55	1.47	1.18	(1.03)

Total from investment operations	(0.50)	0.62	1.63	1.27	(0.95)

Less Distributions:	—	(1.35)	(2.41)	(0.73)	(0.04)

Net Asset Value, end of year	$9.85	$10.35	$11.08	$11.86	$11.32

Total Return(a)	(4.83)%	5.86%	15.97%	11.36%	(7.70)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$116.5	$199.0	$56.6	$88.2	$103.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.84%	0.89%	0.95%	0.88%	0.86%
Expenses Before Waivers and/or Expense Reimbursement	0.84%	0.89%	0.95%	0.88%	0.86%
Net investment income	0.79%	0.65%	1.44%	0.62%	0.64%
Portfolio turnover rate(d)	351%	552%	252%	222%	399%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

	AST Bond Portfolio 2020
	Year Ended December 31,				January 2, 2009(c) through December 31, 2009
	2013(d)	2012(d)	2011(d)	2010
Per Share Operating Performance:
Net Asset Value, beginning of period	$6.60	$10.26	$10.01	$8.95	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.06	0.10	0.12	0.07	—	(e)
Net realized and unrealized gain (loss) on investments	(0.49)	0.44	1.57	0.99	(1.05)

Total from investment operations	(0.43)	0.54	1.69	1.06	(1.05)

Less Distributions:	—	(4.20)	(1.44)	—	—

Net Asset Value, end of period	$6.17	$6.60	$10.26	$10.01	$8.95

Total Return(a)	(6.52)%	6.32%	18.67%	11.84%	(10.50)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$238.5	$3.7	$24.8	$106.7	$8.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.85%	1.00%	0.96%	0.89%	1.00	%(f)
Expenses Before Waivers and/or Expense Reimbursement	0.85%	2.38%	0.96%	0.89%	2.59	%(f)
Net investment income (loss)	0.94%	1.17%	1.26%	0.66%	(0.06	)%(f)
Portfolio turnover rate(g)	415%	470%	306%	854%	433	%(h)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Less than $0.005 per share.

(f)	Annualized.

(g)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(h)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	AST Bond Portfolio 2021
	Year Ended December 31,			January 4, 2010(c) through December 31, 2010(d)
	2013(d)	2012(d)	2011(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$14.00	$13.47	$11.21	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.15	0.12	0.10	0.08
Net realized and unrealized gain (loss) on investments	(1.14)	0.79	2.17	1.13

Total from investment operations	(0.99)	0.91	2.27	1.21

Less Distributions:	—	(0.38)	(0.01)	—

Net Asset Value, end of period	$13.01	$14.00	$13.47	$11.21

Total Return(a)	(7.07)%	6.80%	20.30%	12.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$111.6	$381.2	$652.7	$168.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.82%	0.77%	0.77%	1.00	%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.82%	0.78%	0.78%	1.03	%(e)
Net investment income	1.13%	0.91%	0.83%	0.82	%(e)
Portfolio turnover rate(f)	341%	383%	428%	863	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(g)	Not annualized.

	AST Bond Portfolio 2022
	Year Ended December 31,		January 3, 2011(c) through December 31, 2011
	2013(d)	2012
Per Share Operating Performance:
Net Asset Value, beginning of period	$12.93	$12.24	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.15	0.08	0.01
Net realized and unrealized gain (loss) on investments	(1.41)	0.64	2.23

Total from investment operations	(1.26)	0.72	2.24

Less Distributions:	—	(0.03)	—

Net Asset Value, end of period	$11.67	$12.93	$12.24

Total Return(a)	(9.74)%	5.85%	22.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$109.7	$452.9	$339.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.81%	0.78%	0.90	%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.81%	0.78%	0.90	%(e)
Net investment income	1.17%	0.63%	0.13	%(e)
Portfolio turnover rate(f)	404%	420%	585	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(g)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

	AST Bond Portfolio 2023
	Year Ended December 31, 2013(d)	January 3, 2012(c) through December 31, 2012(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.59	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.10	(0.02)
Net realized and unrealized gain (loss) on investments	(1.18)	0.61

Total from investment operations	(1.08)	0.59

Net Asset Value, end of period	$9.51	$10.59

Total Return(a)	(10.20)%	5.90%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$586.6	$142.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.77%	1.00	%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.78%	1.07	%(e)
Net investment income (loss)	1.00%	(0.18	)%(e)
Portfolio turnover rate(f)	434%	537	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(g)	Not annualized.

	AST Bond Portfolio 2024
	January 2, 2013(c) through December 31, 2013(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.10
Net realized and unrealized loss on investments	(1.19)

Total from investment operations	(1.09)

Net Asset Value, end of period	$8.91

Total Return(a)	(10.90)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$259.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.82	%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.82	%(e)
Net investment income	1.10	%(e)
Portfolio turnover rate(f)	462	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(g)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

Financial Highlights

	AST Global Real Estate Portfolio
	Year Ended December 31,
	2013	2012(c)	2011	2010(c)	2009
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.43	$7.57	$8.13	$6.89	$5.23

Income (Loss) From Investment Operations:
Net investment income	0.12	0.14	0.16	0.17	0.14
Net realized and unrealized gain (loss) on investments	0.29	1.86	(0.56)	1.19	1.66

Total from investment operations	0.41	2.00	(0.40)	1.36	1.80

Less Distributions:	—	(0.14)	(0.16)	(0.12)	(0.14)

Net Asset Value, end of year	$9.84	$9.43	$7.57	$8.13	$6.89

Total Return(a)	4.35%	26.81%	(5.04)%	20.20%	35.10%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$595.3	$548.1	$321.7	$380.1	$244.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.14%	1.16%	1.18%	1.19%	1.23%
Expenses Before Waivers and/or Expense Reimbursement	1.14%	1.17%	1.18%	1.19%	1.23%
Net investment income	1.21%	1.66%	2.00%	2.89%	2.64%
Portfolio turnover rate	41%	39%	55%	37%	59%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST High Yield Portfolio
	Year Ended December 31,
	2013(c)	2012	2011	2010(c)	2009(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.66	$7.21	$7.43	$6.86	$5.30

Income (Loss) From Investment Operations:
Net investment income	0.48	0.49	0.52	0.47	0.48
Net realized and unrealized gain (loss) on investments.	0.07	0.46	(0.28)	0.43	1.35

Total from investment operations	0.55	0.95	0.24	0.90	1.83

Less Distributions:	—	(0.50)	(0.46)	(0.33)	(0.27)

Net Asset Value, end of year	$8.21	$7.66	$7.21	$7.43	$6.86

Total Return(a)	7.18%	13.88%	3.17%	13.67%	35.35%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,563.5	$1,605.7	$1,337.7	$1,384.5	$897.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.76%	0.82%	0.86%	0.87%	0.89%
Expenses Before Waivers and/or Expense Reimbursement	0.86%	0.88%	0.88%	0.88%	0.91%
Net investment income	6.07%	6.47%	6.71%	6.63%	7.98%
Portfolio turnover rate	63%	64%	93%	116%	76%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C6

Financial Highlights

	AST Lord Abbett Core Fixed Income Portfolio
	Year Ended December 31,
	2013(c)	2012	2011(c)	2010(c)	2009
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.50	$11.30	$10.43	$9.87	$7.92

Income (Loss) From Investment Operations:
Net investment income	0.16	0.14	0.24	0.62	0.49
Net realized and unrealized gain (loss) on investments	(0.39)	0.52	0.81	0.63	2.16

Total from investment operations	(0.23)	0.66	1.05	1.25	2.65

Less Distributions:	—	(0.46)	(0.18)	(0.69)	(0.70)

Net Asset Value, end of year	$11.27	$11.50	$11.30	$10.43	$9.87

Total Return(a)	(2.00)%	5.93%	10.17%	13.41%	34.77%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,587.3	$2,545.6	$1,951.6	$424.0	$441.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.65%	0.75%	0.80%	0.96%	0.96%
Expenses Before Waivers and/or Expense Reimbursement	0.89%	0.92%	0.93%	0.96%	0.96%
Net investment income	1.37%	1.39%	2.15%	6.12%	6.74%
Portfolio turnover rate	625%	580%	696%	55%	48%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST Neuberger Berman Core Bond Portfolio
	Year Ended December 31,		October 17, 2011(c) through December 31, 2011(d)
	2013(d)	2012(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.59	$10.13	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.11	0.13	0.03
Net realized and unrealized gain (loss) on investments	(0.41)	0.36	0.10

Total from investment operations	(0.30)	0.49	0.13

Less Distributions:.	—	(0.03)	—

Net Asset Value, end of period	$10.29	$10.59	$10.13

Total Return(a)	(2.83)%	4.88%	1.30%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$503.9	$610.6	$894.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.75%	0.79%	0.84	%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.83%	0.82%	0.87	%(e)
Net investment income	1.10%	1.23%	1.51	%(e)
Portfolio turnover rate	352%	361%	51	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C7

Financial Highlights

	AST Prudential Core Bond Portfolio
	Year Ended December 31,		October 17, 2011(c) through December 31, 2011
	2013(d)	2012(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.81	$10.14	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.26	0.24	0.02
Net realized and unrealized gain (loss) on investments	(0.51)	0.48	0.12

Total from investment operations	(0.25)	0.72	0.14

Less Distributions:.	—	(0.05)	—

Net Asset Value, end of period	$10.56	$10.81	$10.14

Total Return(a)	(2.31)%	7.11%	1.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3,204.5	$3,869.6	$1,792.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.75%	0.75%	0.78	%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.79%	0.82%	0.84	%(e)
Net investment income	2.46%	2.38%	1.38	%(e)
Portfolio turnover rate(f)	667%	532%	309	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(g)	Not annualized.

	AST QMA US Equity Alpha Portfolio
	Year Ended December 31,
	2013(c)		2012		2011		2010		2009
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.60		$11.55		$11.24		$9.84		$8.23

Income (Loss) From Investment Operations:
Net investment income	0.13		0.13		0.10		0.08		0.06
Net realized and unrealized gain (loss) on investments	4.28		2.03		0.29		1.39		1.71

Total from investment operations	4.41		2.16		0.39		1.47		1.77

Less Distributions:.	—		(0.11)		(0.08)		(0.07)		(0.16)

Net Asset Value, end of year	$18.01		$13.60		$11.55		$11.24		$9.84

Total Return(a)	32.43%		18.81%		3.46%		15.05%		21.82%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$479.8		$416.3		$305.2		$339.7		$277.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.60	%(d)	1.78	%(d)	1.49	%(d)	1.57	%(d)	1.80	%(d)
Expenses Before Waivers and/or Expense Reimbursement	1.60	%(d)	1.78	%(d)	1.66	%(d)	1.66	%(d)	1.80	%(d)
Net investment income	0.84%		1.01%		0.81%		0.83%		0.89%
Portfolio turnover rate	103%		137%		128%		89%		96%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.47%, 0.63%, 0.49%, 0.49% and 0.60% for the years December 31, 2013, 2012, 2011, 2010 and 2009, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

C8

Financial Highlights

	AST Quantitative Modeling Portfolio
	Year Ended December 31,		May 2, 2011(c) through December 31, 2011
	2013	2012
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.18	$9.00	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.05)	0.05	0.01
Net realized and unrealized gain (loss) on investments	2.33	1.13	(1.01)

Total from investment operations	2.28	1.18	(1.00)

Less Distributions:	—	— (d)	—

Net Asset Value, end of period	$12.46	$10.18	$9.00

Total Return(a)	22.40%	13.16%	(10.00)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$430.0	$203.6	$84.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.30%	0.31%	0.30	%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.30%	0.32%	0.55	%(e)
Net investment income (loss)	(0.30)%	0.72%	0.22	%(e)
Portfolio turnover rate	46%	81%	264	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Less than $0.005 per share.

(e)	Annualized.

(f)	Not annualized.

	AST Western Asset Core Plus Bond Portfolio
	Year Ended December 31,
	2013(c)	2012	2011(c)	2010(c)	2009(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.72	$10.70	$10.51	$9.98	$9.45

Income (Loss) From Investment Operations:
Net investment income	0.28	0.28	0.32	0.32	0.36
Net realized and unrealized gain (loss) on investments	(0.44)	0.53	0.30	0.45	0.71

Total from investment operations	(0.16)	0.81	0.62	0.77	1.07

Less Distributions:	—	(0.79)	(0.43)	(0.24)	(0.54)

Net Asset Value, end of year	$10.56	$10.72	$10.70	$10.51	$9.98

Total Return(a)	(1.49)%	7.86%	6.02%	7.80%	11.75%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,131.9	$2,856.0	$2,439.5	$3,049.4	$1,719.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.72%	0.78%	0.80%	0.80%	0.82%
Expenses Before Waivers and/or Expense Reimbursement	0.79%	0.82%	0.83%	0.83%	0.83%
Net investment income	2.60%	2.70%	2.99%	3.11%	3.66%
Portfolio turnover rate	284%	302%	572%	612%	334%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C9

Financial Highlights

	AST Western Asset Emerging Markets Debt Portfolio
	Year Ended December 31, 2013(d)	August 20, 2012(c) through December 31, 2012(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.45	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.42	0.13
Net realized and unrealized gain (loss) on investments	(1.27)	0.32

Total from investment operations	(0.85)	0.45

Net Asset Value, end of period	$9.60	$10.45

Total Return(a)	(8.13)%	4.50%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$274.9	$293.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.96%	0.94	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.01%	1.01	%(e)
Net investment income	4.26%	3.49	%(e)
Portfolio turnover rate	35%	6	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

ADVANCED SERIES TRUST:

We have audited the accompanying statements of assets and liabilities of AST Bond Portfolio 2015, AST Bond Portfolio 2016, AST Bond Portfolio 2017, AST Bond Portfolio 2018, AST Bond Portfolio 2019, AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024 (commenced operations January 2, 2013), AST Global Real Estate Portfolio, AST High Yield Portfolio, AST Lord Abbett Core Fixed Income Portfolio, AST Neuberger Berman Core Bond Portfolio, AST Prudential Core Bond Portfolio, AST QMA US Equity Alpha Portfolio, AST Quantitative Modeling Portfolio, AST Western Asset Core Plus Bond Portfolio and AST Western Asset Emerging Markets Debt Portfolio (hereafter referred to as the “Portfolios”), each a portfolio of the Advanced Series Trust, including the schedules of investments, as of December 31, 2013, and the related statements of operations for the year or period then ended, the statement of cash flows (AST QMA US Equity Alpha Portfolio) for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2013, the results of their operations, the results of AST QMA US Equity Alpha Portfolio’s cash flows, the changes in their net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 20, 2014

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees(1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Susan Davenport Austin (46) No. of Portfolios Overseen: 98	Vice Chairman (since 2013), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; President of Sheridan Gospel Network (Since 2004); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc. (1997-2000); Vice President, Salomon Brothers Inc. (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Chairman of the Board of Directors, Broadcast Music, Inc. (Since 2011); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	None.
Sherry S. Barrat (64) No. of Portfolios Overseen: 98	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011–June 2012); formerly, President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly, Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly, President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (formerly, FPL Group, Inc.) (1998-Present); Director of Arthur J. Gallagher & Company (since July 2013).
Kay Ryan Booth (63) No. of Portfolios Overseen: 98	Managing Director of Cappello Waterfield & Co. LLC (since 2011); formerly, Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008 – January 2009); formerly, Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly, Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.
Delayne Dedrick Gold (75) No. of Portfolios Overseen: 98	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None.
Robert F. Gunia (67) No. of Portfolios Overseen: 98	Independent Consultant (since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc.
W. Scott McDonald, Jr., Ph.D. (76) No. of Portfolios Overseen: 98	Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.	None.
Thomas T. Mooney (72) No. of Portfolios Overseen: 98	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.
Thomas M. O’Brien (63) No. of Portfolios Overseen: 98	Director, The BankUnited (NYSE: BKU) (since May 2012); Consultant, Valley National Bancorp, Inc. and Valley National Bank (since January 2012); Formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006 – January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

E1

Interested Trustees(1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robert F. O’Donnell (45) No. of Portfolios Overseen: 98	President of Prudential Annuities (since April 2012); Senior Vice President, Head of Product, Investment Management & Marketing for Prudential Annuities (October 2008 - April 2012); Senior Vice President, Head of Product (July 2004 - October 2008).	None.
Timothy S. Cronin (48) Number of Portfolios Overseen: 98	Chief Investment Officer and Strategist of Prudential Annuities (since January 2004); Director of Investment & Research Strategy (since February 1998); President of AST Investment Services, Inc. (since June 2005).	None.
Bruce W. Ferris (58) Number of Portfolios Overseen: 98	Senior Vice President, Sales and Distribution, Product, Marketing, Prudential Annuities (since May 2006); Vice President-Sales, The Hartford Insurance Company (October 1994-April 2005); Sales Manager, Aetna Investment Services (October 1993-September 1994).	None.

(1) The year that each Trustee joined the Trust’s Board is as follows: Susan Davenport Austin, 2011; Sherry S. Barrat, 2013; Kay Ryan Booth, 2013; Delayne Dedrick Gold, 2003; Robert F. Gunia, 2003; W. Scott McDonald, Jr. 2003; Thomas T. Mooney, 2003; Thomas M. O’Brien, 1992; Robert F. O’Donnell, 2012; Timothy S. Cronin, 2009; Bruce W. Ferris, 2013.

Trust Officers(a)(1)
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Raymond A. O’Hara (58) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Deborah A. Docs (56) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Kathleen DeNicholas (39) Assistant Secretary	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).
Claudia DiGiacomo (39) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).
Jonathan D. Shain (55) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Andrew R. French (51) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Bruce Karpati (44) Chief Compliance Officer	Chief Compliance Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, the Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (May 2013-Present); formerly National Chief (May 2012-May 2013) and Co-Chief (January 2010-May 2012) of the Asset Management Unit, Division of Enforcement, of the U.S. Securities & Exchange Commission; Assistant Regional Director (January 2005 -January 2010) of the U.S. Securities & Exchange Commission.
Theresa C. Thompson (51) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009 ).
Grace C. Torres (54) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (50) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.

E2

Trust Officers(a)(1)
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Peter Parrella (55) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Alan Fu (57) Assistant Treasurer	Vice President and Corporate Counsel - Tax, Prudential Financial, Inc. (since October 2003).

(a) Excludes Mr. O’Donnell and Mr. Cronin, Interested Trustees who also serve as President and Vice President, respectively.

(1) The year in which each individual became an Officer of the Trust is as follows: Raymond A. O’Hara, 2012; Deborah A. Docs, 2005; Kathleen DeNicholas, 2013; Claudia DiGiacomo, 2005; Jonathan D. Shain, 2005; Andrew R. French, 2006; Amanda S. Ryan, 2012; Bruce Karpati, 2013; Theresa C. Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 2003; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Alan Fu, 2006.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested”, as defined in the Investment Company Act of 1940, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC. Robert F. O’Donnell, Timothy S. Cronin and Bruce W. Ferris are Interested Trustees because they are employed by an affiliate of the Manager of the Trust.

Unless otherwise noted, the address of all Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

“No. of Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC (PI) and/or AST Investment Services, Inc. (ASTI) (collectively, the Manager) that are overseen by the Trustee. The investment companies for which PI and/or ASTI serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential’s Gibraltar Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Global Short Duration High Yield Fund, Inc.

E3

This report must be preceded or accompanied by the current prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Trust’s proxy voting policies and procedures is available, without charge, upon request by calling the appropriate phone number listed below. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Fund’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Fund’s website or by calling the telephone number referenced below.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract or the variable life insurance policy that you have chosen. Please refer to your variable product prospectus to determine which portfolios are available to you.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888.

Owners of Individual Life Insurance contracts should call (800) 778-2255.

The Advanced Series Trust is distributed by Prudential Annuities Distributors, Inc., One Corporate Drive, Shelton, CT, 06484, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888)778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

Prudential Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

0239684-00002-00    AST-AR-B

ADVANCED SERIES TRUST

ANNUAL REPORT • DECEMBER 31, 2013

This report is one of several that provides financial information about certain investment choices available under variable annuity or variable life insurance contracts. Based on the variable annuity contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

For information regarding enrollment in the e-Delivery program, please see the inside front cover of this report.

AST Advanced Strategies Portfolio
AST Balanced Asset Allocation Portfolio
AST BlackRock Global Strategies Portfolio
AST Defensive Asset Allocation Portfolio
AST First Trust Balanced Target Portfolio
AST Franklin Templeton Founding Funds Plus Portfolio
AST PIMCO Limited Maturity Bond Portfolio
AST PIMCO Total Return Bond Portfolio
AST Preservation Asset Allocation Portfolio
AST Prudential Growth Allocation Portfolio
AST RCM World Trends Portfolio
AST Schroders Global Tactical Portfolio
AST Schroders Multi-Asset World Strategies Portfolio
AST T. Rowe Price Asset Allocation Portfolio

For information about enrolling in e-Delivery, please refer to the instructions below. Thank you.

Individual Annuity Contract Owners - To receive your reports online, go to www.annuities.prudential.com/investor/edelivery, or scan the code below.

Individual Life Insurance Contract Owners - To receive your reports online, go to www.prudential.com/edelivery, or scan the code below.

Advanced Series Trust Table of Contents	Annual Report	December 31, 2013

■	LETTER TO CONTRACT OWNERS

■	MANAGEMENT REVIEW

■	PRESENTATION OF PORTFOLIO HOLDINGS

■	FEES AND EXPENSES TABLE

■	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	AST Advanced Strategies Portfolio	A1
	AST Balanced Asset Allocation Portfolio	A47
	AST BlackRock Global Strategies Portfolio	A51
	AST Defensive Asset Allocation Portfolio	A91
	AST First Trust Balanced Target Portfolio	A94
	AST Franklin Templeton Founding Funds Plus Portfolio	A110
	AST PIMCO Limited Maturity Bond Portfolio	A112
	AST PIMCO Total Return Bond Portfolio	A129
	AST Preservation Asset Allocation Portfolio	A161
	AST Prudential Growth Allocation Portfolio	A165
	AST RCM World Trends Portfolio	A205
	AST Schroders Global Tactical Portfolio	A226
	AST Schroders Multi-Asset World Strategies Portfolio	A254
	AST T. Rowe Price Asset Allocation Portfolio	A288

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

■	APPROVAL OF ADVISORY AGREEMENTS

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2013

■	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. The quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets over time. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Robert F. O’Donnell

President,

Advanced Series Trust	January 31, 2014

Advanced Series Trust (AST) Advanced Strategies Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	16.56%	13.73%	6.05%
Blended Index	16.61	12.42	5.76
S&P 500 Index	32.37	17.93	6.96

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 3/20/2006. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2013, the AST Advanced Strategies Portfolio returned 16.56%.

The investment objective of the Portfolio is to seek a high level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed-income securities, derivative instruments and other investment companies. The Portfolio is subadvised by Brown Advisory (Brown), LLC, Loomis, Sayles & Company, L.P. (Loomis Sayles), LSV Asset Management (LSV), Pacific Investment Management Company, LLC (PIMCO), Quantitative Management Associates LLC (QMA), T. Rowe Price Associates, Inc., and William Blair & Company LLC (William Blair).

Financial markets were strong in 2013 despite a number of significant shocks to the economic landscape. A government shutdown, arguments over the debt ceiling, the sequester, uncertainty over the U.S. Federal Reserve’s (the Fed’s) bond purchase program, and a major municipal bankruptcy threatened to derail the economic recovery that began in 2009. Equity markets across the board posted solid gains, with the exception of emerging markets, which lost ground for the year. Bond markets lost ground in 2013 as yields rose by as much as 100 basis points. A basis point is one one-hundredth of a percentage point.

In June of 2013, Marsico Capital Management, LLC (Marsico) was replaced by Loomis Sayles and Brown to manage the large cap growth segment of the Portfolio.

Manager selection/allocation as well as tactical moves among asset classes added to performance relative to the Blended Index (the Index). A tactical underweight to bonds, TIPS, and commodities, and an overweight to real estate investment trusts (REITS) proved profitable relative to the Index. Some of these moves were performed in the QMA ETF/Futures segment, which QMA uses to try to outperform the Index by making short-term investments in a wide array of exchange-traded funds (ETF) and futures, while also managing overall Portfolio liquidity. A small allocation to cash, held to assist with day-to-day cash flow management, had a negative impact on performance during the broad market upswing.

A majority of the subadvisers across the stock segments of the Portfolio beat their respective targets. The strongest relative performances came from T. Rowe Price Associates, Inc. (large-cap value stocks), Brown Advisors (Marsico prior to June 17), Loomis Sayles, and LSV. William Blair significantly detracted from performance. Within fixed income and real assets, performance was mixed. PIMCO Hedged International was a positive contributor, while PIMCO Real Return was the largest detractor for the year.

Some of the Portfolio’s strategies make significant use of derivatives. For example, the PIMCO Real Return Strategy uses futures contracts to gain exposure to real estate and commodities. The bond strategies use derivatives to manage Portfolio risk, for liquidity, and to help exploit market inefficiencies. The Portfolio’s active overlay component, sub-advised by QMA, uses both ETFs and futures to manage cash flows and provide liquidity for the Portfolio, as well as to implement tactical asset allocation decisions as described above. The real return portion of the Portfolio underperformed for the period, while performance of the active overlay was positive versus the benchmark.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (40%), an unmanaged a market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays Global Aggregate Bond U.S. Hedged Index (30%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, Custom Extended Markets Index (10%) an unmanaged index which is comprised of equal weightings to the Barclays U.S. TIPS Index, the Dow Jones UBS Commodity Total Return Index, and the Wilshire U.S. REIT Total Return Index, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Quantitative Management Associates LLC is a registered investment adviser and a Prudential Financial company.

1

Advanced Series Trust (AST) Balanced Asset Allocation Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	17.65%	12.60%	5.69%
Blended Index	17.08	12.55	6.66
S&P 500 Index	32.37	17.93	7.22

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 12/05/2005. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2013, the AST Balanced Asset Allocation Portfolio returned 17.65%.

The Portfolio’s investment objective is to obtain the highest potential return consistent with its specified level of risk tolerance. The Portfolio is subadvised by Quantitative Management Associates, LLC.

Financial markets were strong in 2013, despite a number of significant shocks to the economic landscape. A government shutdown, arguments over the debt ceiling, the sequester, uncertainty over the U.S. Federal Reserve’s (the Fed’s) bond purchase program, and a major municipal bankruptcy threatened to derail the economic recovery that began in 2009. Equity markets across the board posted solid gains, with the exception of emerging markets, which lost ground for the year. Bond markets lost ground in 2013 as yields rose by as much as 100 basis points. A basis point is one one-hundredth of a percentage point.

Subadviser allocations generally added value to the Portfolio over the year. On the domestic front, notable out-performers for the year included AST T. Rowe Price Large-Cap Growth, AST Loomis Sayles Large-Cap Growth, AST MFS Growth, and AST Large-Cap Value portfolios. Performance of the two international subadvisers was poor for the year. Within fixed income, all subadvisers met or exceeded their benchmark return.

Tactical asset allocation had a significant impact on Portfolio out-performance. An underweight to fixed income helped performance, given the significant run-up of equities during 2013.

A small cash position, used to assist in the day to day management of cash flows, detracted from performance for the period as both equity and fixed income markets produced better returns than cash.

The Portfolio’s fund-of-funds structure is managed by Quantitative Management Associates, LLC with an active overlay Portfolio that uses derivatives to gain market exposure. This overlay is used to manage cash flows and provide liquidity for the Portfolio. Index futures (a form of derivative security) are used to provide this liquidity and are not designed to affect Portfolio performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (48%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays U.S. Aggregate Bond Index (40%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (12%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

2

Advanced Series Trust (AST) BlackRock Global Strategies Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	Since Inception
Portfolio	10.85%	5.36%
Blended Index	9.14	5.63
S&P 500 Index	32.37	14.57

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/29/2011. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the 12 months ended December 31, 2013, the AST BlackRock Global Strategies Portfolio returned 10.85%.

The investment objective of the Portfolio is a high total return consistent with a moderate level of risk. The Portfolio is subadvised by BlackRock Investment Management, LLC.

Throughout the year the Portfolio remained overweight in equities relative to fixed income. The Portfolio’s equity tilt contributed to performance for much of the year, although an underweight early in the year missed the first quarter rally, which was driven by optimism for economic growth and dovish global monetary.

Within equities, the Portfolio ended the year with a tilt toward developed markets, particularly favoring the U.S. and Germany. With stronger household balance sheets, a housing market recovery, and lower energy prices, BlackRock expects U.S. investor confidence and economic growth to pick up in 2014, and believes Europe will continue on the road to recovery, but expect German equities to outperform the broader euro zone due to its economic resilience and financial stability. BlackRock initiated an overweight to Japanese equities in April after structural reforms to ignite the stagnant economy began to gain traction. In hindsight, the timing of this trade was delayed, as BlackRock missed the first quarter rally. Ultimately, the Portfolio maintained the Japan overweight for the remainder of the year before taking profits and reducing the position in December.

With the belief that cyclical sectors are well-positioned to benefit from the U.S. economic recovery, the Portfolio held overweight positions in the financial, healthcare, and information technology sectors throughout the year. The Portfolio’s underweight to commodities positively impacted performance over the year as the asset class came under pressure. Additionally, throughout the year, an underweight to real estate investment trusts (REITs) contributed positively to performance. BlackRock continues to feel that REIT prices have been over-inflated in the present low interest rate environment and the asset class remains unattractive.

Within fixed income, the Portfolio’s overweight to U.S. high yield relative to core fixed income contributed to performance. BlackRock closed the Portfolio’s overweight to high yield during the fourth quarter to capture gains after having added to the asset class in the third quarter to capture higher spreads due to expectations from tapering the quantitative easing program expectations. Throughout the year, the Portfolio was underweight duration (sensitivity to interest rate movements), which contributed to returns as the 10-year U.S. Treasury yield increased from 1.86% to 3.04% over the year. While BlackRock believes interest rates will continue to move slowly higher as 2014 progresses, the subadviser has tactically added to core bonds and duration as post-taper levels appear more attractively valued.

The Portfolio used derivatives throughout the period to augment or deduct strategic allocations and to implement short-term views, as well as for risk management throughout the period. Overall, the use of derivatives contributed positively to performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of MSCI World Index (GD) (40%) Morgan Stanley Capital International World Index is an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and the United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends, Barclays U.S. Aggregate Bond Index (30%) an unmanaged index comprised of more than 5,000 government and corporate bonds, Barclays U.S. High Yield 2% Issuer Capped Index (15%) an unmanaged index of the 2% Issuer Cap component of the Barclays Capital High Yield Corporate Bond Index, which is an unmanaged market value-weighted index of fixed rate, non-investment grade debt. Wilshire US REIT Total Return Index (10%) an unmanaged index that measures U.S. publicly traded real estate investment trusts, and Dow Jones UBS Commodity Total Return Index (5%) an unmanaged index composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel, and zinc. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

3

Advanced Series Trust (AST) Defensive Asset Allocation Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Cumulative Total Returns	Since Inception
Portfolio	-2.00%
Blended Index	-0.10
Barclays U.S. Aggregate Bond Index	-2.89

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/29/2013. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

Since its inception on April 29, 2013, through December 31, 2013, the AST Defensive Asset Allocation Portfolio returned -2.00%.

The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level or risk tolerance. The Portfolio is subadvised by Quantitative Management Associates, LLC (QMA).

Financial markets were strong in 2013, despite a number of significant shocks to the economic landscape. A government shutdown, arguments over the debt ceiling, the sequester, uncertainty over the U.S. Federal Reserve’s (“Fed”) bond purchase program, and a major municipal bankruptcy threatened to derail the economic recovery that began in 2009. Equity markets across the board posted solid gains, with the exception of emerging markets, which lost ground for the year. Bond markets lost ground in 2013 as yields rose by as much as 100 basis points. A basis point is one one-hundredth of a percentage point.

Subadviser allocations have generally added value since the Portfolio’s inception. On the domestic front, notable out-performers for the year included: AST T. Rowe Price Large-Cap Growth, AST Loomis Sayles Large-Cap Growth, AST MFS Growth, and AST Large-Cap Value portfolios. Performance of the two international subadvisers benefited the Portfolio over the second half of the 2013 calendar year. Within fixed income, all subadvisers met or exceeded their benchmark return.

Tactical asset allocation had a significant impact on Portfolio out-performance. An underweight to fixed income helped performance, given the significant run-up of equities over the 2013 calendar year.

A small cash position, used to assist in the day to day management of cash flows, detracted from performance for the period as both equity and fixed income markets produced better returns than cash.

The Portfolio’s fund of funds structure is managed by QMA with an active overlay Portfolio that uses derivatives to gain market exposure. This overlay is used to manage cash flows and provide liquidity for the Portfolio. Index futures (a form of derivative security) are used to provide this liquidity and are not designed to affect Portfolio performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (12%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays U.S. Aggregate Bond Index (85%), an unmanaged index that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (3%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

4

Advanced Series Trust (AST) First Trust Balanced Target Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	14.76%	12.11%	3.94%
Blended Index	18.35	14.34	6.51
S&P 500 Index	32.37	17.93	6.96

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 3/20/2006. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2013, the AST First Trust Balanced Target Portfolio gained 14.76%.

The Portfolio is subadvised by First Trust Advisors L.P. with an investment objective of long-term growth of capital balanced by current income.

The Portfolio seeks to outperform a blended index (defined below). US equities climbed steadily higher throughout 2013 with just a few brief, shallow pull-backs during the year. With the economy continuing to expand at a moderate pace, corporate profits were able to grow at a respectable rate. However, multiple expansion far outpaced earnings growth over the year and, as a result, equity valuations are not as attractive as they were at the beginning of the year. Although the Federal Reserve announced its intention to begin tapering its bond purchases late in the year, it did little to slow the rise in equities. Both developed market and emerging market foreign equities trailed their U.S. counterparts. Developed markets posted solid gains as Europe showed signs of emerging from recession while emerging markets posted small losses.

Though the equity part of the Portfolio posted a solid year of gains, it trailed its benchmark in 2013. Stock selection in value stocks, particularly in the large cap segment, weighed on relative returns. On a sector basis, stock selection in consumer discretionary, energy, and financial names accounted for the relative underperformance. An overweight in small cap growth stocks and positive allocation and stock selection in the consumer staples sector were positives for the Portfolio. The Multi-Cap 80 was the best performing equity strategy during the year. The NYSE International 25 and Global Dividend Target 25 lagged the Portfolio benchmark as foreign equities trailed their U.S. counterparts for the year. All equity strategies in the portfolio posted positive returns during 2013.

Steady economic growth, strong investor demand, and support from a rallying equity market propelled investment grade corporate bond spreads to a solid 2013. Following a Fed-induced, mid-year “risk flare,” spreads quickly recovered, and then continued rallying into year-end. Unfortunately, with improved growth came higher Treasury rates, and while strong credit spread performance tempered the rate impact, the total-return of the corporate index nonetheless ended the year in negative territory. As was the case in 2012, the financial sector was the outperformer. Portfolio performance benefited from the Portfolio’s duration underweight. This was offset, however, by security selection, where communication and insurance hurt relative performance, as well as by asset allocation, where the Portfolio’s Treasury holdings acted as a drag.

Note:

Effective on or about February 10, 2014, the Portfolio will be renamed the AST FI Pyramis® Quantitative Portfolio and Pyramis® Global Advisors, LLC will be appointed as the Portfolio’s subadviser in replacement of First Trust Advisors, L.P.. The Portfolio will also implement new investment policies at that time.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (45%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays U.S. Corporate Investment Grade Bond Index (35%), an unmanaged index that measures the investment grade, fixed-rate, taxable, corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

5

Advanced Series Trust (AST) Franklin Templeton Founding Funds Plus Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Cumulative Total Returns	Since Inception
Portfolio	9.40%
Blended Index	8.91
S&P 500 Index	17.42

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/29/2013. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the period from April 29, 2013, through December 31, 2013, the AST Franklin Templeton Founding Funds Plus Portfolio returned 9.40%. The Portfolio’s investment objective is to seek capital appreciation.

The year 2013 brought progress to financial markets and the global economy as stabilization for key financial institutions and declining equity correlations allowed investors to refocus on fundamentals. Investors also anticipated higher interest rates and pulled back from the fixed income markets overall. Most fixed income markets declined during the fiscal year.

The Portfolio operates as a “fund of funds” investing in the AST Franklin Templeton Founding Funds Allocation and AST Templeton Global Bond Portfolios. The Commentary below discusses the performance within the two portfolios.

Stock selection in the financials, industrials and information technology (IT) sectors helped the segment subadvised by Templeton Global Advisors Limited. Financials holdings benefiting returns included investment bank Morgan Stanley, commercial banks UniCredit (Italy) and Credit Agricole (France), and insurer AXA (France). Major contributors among industrials included International Consolidated Airlines Group (U.K.), employment services firm Randstad Holding (Netherlands), and off-benchmark automobile parts manufacturer Navistar International. Computer maker Hewlett-Packard contributed from the IT sector, as did software developer Microsoft.

The segment subadvised by Franklin Advisers, Inc., meaningfully increased its equity securities weighting. This shift was driven by appreciation of underlying positions and reallocation of assets toward equities. The Portfolio’s fixed income assets remained positioned largely in high yield corporate bonds, which performed well as higher coupons and strong credit trends helped mitigate rising long-term interest rates. Most equity and fixed income sectors delivered positive returns during the year. Leading equity positions included LyondellBasell Industries, Roche Holding, and Wells Fargo. Notable equity detractors included Newmont Mining, Barrick Gold, and GoldCorp. In fixed income, First Data, CC Media Holdings, and Freescale Semiconductor benefited performance. Conversely, fixed income positions in Texas Competitive Electric Holdings, NII Capital, and Walter Energy detracted from results.

The segment subadvised by Franklin Mutual Advisers, LLC sought to invest in value stocks trading at deep discounts to intrinsic value. During the year, the Portfolio’s investments in Microsoft, mobile telephony operator Vodafone Group, and managed healthcare company Cigna were key contributors to the Portfolio’s performance. In contrast, holdings of integrated energy company Petroleo Brasileiro (Petrobras), metals and mining firm Anglo American, and heavy equipment manufacturer CNH Industrial detracted. The year presented limited opportunities in distressed debt and merger arbitrage. During the period, the Portfolio held currency forwards to somewhat hedge the currency risk of the Portfolio’s non-U.S. dollar investments. The hedges had a minor negative impact on the Portfolio’s performance during the period.

AST Templeton Global Bond Portfolio’s negative performance was led by currency positions, while sovereign credit exposures and interest rate strategies were largely neutral in terms of absolute performance. Exposure to Asian currencies other than the Japanese yen and certain Latin American currencies detracted from performance. The Portfolio’s large net-negative exposure to the Japanese yen, achieved via the use of currency forward contracts, contributed to performance during the period as the yen depreciated against the U.S. dollar. The Portfolio maintained a defensive posture with respect to interest rate risk in developed and emerging markets. Consequently, duration contributions had a limited effect on Portfolio performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of S&P 500 Index (37.5%) is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market, Barclay’s U.S. Aggregate Bond Index (12.5%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, Citigroup World Government Bond Index (WGBI) (25%) measures the performance of fixed-rate, local currency, investment grade sovereign bonds and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (25%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas market. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

6

Advanced Series Trust (AST) PIMCO Limited Maturity Bond Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-2.17%	3.70%	3.38%
BofA Merrill Lynch 1-3 Year Treasury Index	0.36	1.09	2.57

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2013, the AST PIMCO Limited Maturity Bond Portfolio returned -2.17%.

The Portfolio’s investment objective is to maximize total return, consistent with preservation of capital and prudent investment management. The Portfolio is subadvised by Pacific Investment Management Company LLC (PIMCO).

The beginning of 2013 saw U.S. equity indexes reach new highs and Treasuries sell off across the curve as signs of renewed momentum in the world’s largest economy fueled risk appetite. Investors discounted negative fiscal policy developments — including Congress’ failure to reach a deal on sequestration — and instead focused on positive news out of the housing and labor markets.

During the second quarter, conditions in financial markets deteriorated as investors reacted to signals by the U.S. Federal Reserve (“Fed”) that it would begin to slow the pace of asset purchases later in the year. The shift in tone fueled a broad-based sell-off of fixed income assets, undermining market liquidity, and sending yields higher across the risk spectrum.

While the Fed’s choice to later eschew market consensus and delay tapering in the third quarter left investors in a state of disbelief, a few key factors guided its hand. Chief among them: economic data.

The Fed also kept a wary eye on the uncertain fiscal policy landscape. The economy was unlikely to escape both a government shutdown and another debt ceiling debate unscathed. And so in December, after months of preparation and intense data watching, the Fed announced its intention to begin gradually exiting its five-year bond-buying program. In January 2014 the Fed will reduce — or “taper” — its quantitative easing program from $85bn to $75bn. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

The following is a summary of the main factors that contributed to and detracted from the relative performance of the Portfolio versus its benchmark for the year:

Tactical out-of-benchmark interest rate exposure to maturities beyond three years was negative for performance, as rates rose across longer-dated maturities.

Continued exposure to non-Agency mortgages, however, was positive for performance, driven by an ongoing housing recovery.

Holdings of Treasury Inflation-Protected Securities detracted from performance, as breakeven inflation levels narrowed over the year.

Tactical exposure to the corporate sector contributed to performance, but was outdone by defensive positioning in the high yield sector, which led to negative returns amid spread narrowing.

Allocations to defensive currency positioning against the Japanese yen was positive for performance, as it depreciated versus the U.S. dollar.

Derivatives were used in the Fund and are instrumental in attaining specific exposures targeted to gain from anticipated market developments. The Fund’s duration positioning, which was negative for returns, was partly facilitated through the use of interest rate swaps and futures. Additionally, the Portfolio’s defensive posture within the high yield sector, which was negative for performance, was implemented primarily via credit default swaps.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

BofA Merrill Lynch 1-3 Year Treasury Index is an unmanaged sub-index of the BofA Merrill Lynch Treasury Master Index. It includes issues in the form of publicly placed, coupon-bearing U.S. Treasury debt. Issues must carry a term to maturity of at least one year. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

7

Advanced Series Trust (AST) PIMCO Total Return Bond Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-1.84%	6.80%	5.09%
Barclays U.S. Aggregate Bond Index	-2.02	4.44	4.55

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2013, the AST PIMCO Total Return Bond Portfolio returned -1.84%.

The Portfolio’s investment objective is to maximize total return, consistent with preservation of capital and prudent investment management. The Portfolio is subadvised by Pacific Investment Management Company LLC (PIMCO).

The beginning of 2013 saw U.S. equity indexes reach new highs and Treasuries sell off across the curve as signs of renewed momentum in the world’s largest economy fueled risk appetite. Investors discounted negative fiscal policy developments — including Congress’ failure to reach a deal on sequestration — and instead focused on positive news out of the housing and labor markets.

During the second quarter, conditions in financial markets deteriorated as investors reacted to signals by the U.S. Federal Reserve (“Fed”) that it would begin to slow the pace of asset purchases later in the year. The shift in tone fueled a broad-based sell-off of fixed income assets, undermining market liquidity, and sending yields higher across the risk spectrum.

While the Fed’s choice to later eschew market consensus and delay tapering in the third quarter left investors in a state of disbelief, a few key factors guided its hand. Chief among them: economic data.

The Fed also kept a wary eye on the uncertain fiscal policy landscape. The economy was unlikely to escape both a government shutdown and another debt ceiling debate unscathed. And so in December, after months of preparation and intense data watching, the Fed announced its intention to begin gradually exiting its five-year bond-buying program. In January 2014 the Fed will reduce — or “taper” — its quantitative easing program from $85 billion to $75 billion. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

The following is a summary of the main factors that contributed to and detracted from the relative performance of the Portfolio versus its benchmark for the fiscal year:

Curve positioning added to returns, as an emphasis on shorter maturities was beneficial in a year where longer-dated issues sold off significantly.

Strategic positioning in Agency mortgages and continued exposure to non-Agency mortgages was positive for performance, driven by an ongoing housing recovery.

Holdings of Treasury Inflation-Protected Securities detracted from performance, as breakeven inflation levels narrowed over the year.

A general underweight to the corporate sector detracted from returns as spreads narrowed; however, this negative impact was more than offset by tactical positioning in the high yield sector.

Holdings of Build America Bonds also added to returns, as spreads narrowed over the year.

Allocations to defensive currency positioning against the Japanese yen was positive for performance, as it depreciated versus the U.S. dollar.

Derivatives were used in the Fund and are instrumental in attaining specific exposures targeted to gain from anticipated market developments. The Fund’s duration positioning, which was positive for returns, was partly facilitated through the use of interest rate swaps and futures. Although overall corporate exposure was positive for returns, the use of credit default swaps to obtain a defensive posture within the high yield sector resulted in a negative drag on this net outperformance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

8

Advanced Series Trust (AST) Preservation Asset Allocation Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	9.21%	10.07%	5.45%
Blended Index	8.77	9.24	6.06
S&P 500 Index	32.37	17.93	7.22

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 12/05/2005. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2013, the AST Preservation Asset Allocation Portfolio returned 9.21%.

The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance. The Portfolio is subadvised by Quantitative Management Associates, LLC (QMA).

Financial markets were strong in 2013, despite a number of significant shocks to the economic landscape. A government shutdown, arguments over the debt ceiling, the sequester, uncertainty over the U.S. Federal Reserve’s (the Fed’s) bond purchase program, and a major municipal bankruptcy threatened to derail the economic recovery that began in 2009. Equity markets across the board posted solid gains, with the exception of emerging markets, which lost ground for the year. Bond markets lost ground in 2013 as yields rose by as much as 100 basis points. A basis point is one one-hundredth of a percentage point.

Subadviser allocations generally added value to the Portfolio over the 2013 calendar year. On the domestic front, notable out-performers for the year included: T. Rowe Price Large-Cap Growth, AST Loomis Sayles Large-Cap Growth, AST MFS Growth, and AST Large-Cap Value portfolios. Performance of the two international subadvisers was poor for the year. Within fixed income, all subadvisers met or exceeded their benchmark return.

Tactical asset allocation had a significant impact on Portfolio out-performance. An underweight to fixed income helped performance, given the significant run-up of equities over the 2013 calendar year.

A small cash position, used to assist in the day to day management of cash flows, detracted from performance for the period as both equity and fixed income markets produced better returns than cash.

The Portfolio’s fund of funds structure is managed by QMA with an active overlay Portfolio that uses derivatives to gain market exposure. This overlay is used to manage cash flows and provide liquidity for the Portfolio. Index futures (a form of derivative security) are used to provide this liquidity and are not designed to affect Portfolio performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (28%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays U.S. Aggregate Bond Index (65%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (7%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

9

Advanced Series Trust (AST) Prudential Growth Allocation Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	17.03%	13.19%	3.47%
Blended Index	20.46	13.79	6.43
S&P 500 Index	32.37	17.93	6.96

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 3/20/2006. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2013, the AST Prudential Growth Allocation Portfolio rose 17.03%.

The Portfolio is subadvised by Prudential Investment Management, Inc. and Quantitative Management Associates LLC. (QMA), with an investment objective of to seek total return.

Despite repeated calls by some for a correction in equity prices throughout 2013 and periodic chaos in Washington, the S&P 500 went nearly straight up in 2013, providing a total return over 30% without a single 5% pullback. The Russell 3000 Index returned more than 33.55%. The Morgan Stanley Capital International Europe Australasia and Far East Index (MSCI-EAFE) (GD), which measures the performance of developed markets excluding the U.S. and Canada, rose 23.29% for the year. However, after a tough year for bonds, the Barclays U.S. Aggregate Bond Index declined by 2.02%

Evidence mounted that the U.S. economy was finally gaining some traction and breaking out of its weak, 2% average annual gross domestic product (GDP) growth pattern that had prevailed since 2009. By the third quarter, a reduced fiscal drag; recovery in housing, autos and other consumer goods; a highly stimulative Federal Reserve policy; contributions from a revived U.S. energy sector; and inventory accumulation resulted in a strong 4.1% GDP growth. Although there is no guarantee that growth will continue at this robust pace, consensus expectations have been rising closer to the 3%+ average of the post-war period after wallowing for years at 2% or worse.

Historically strong equity market gains drove the portfolio’s gain, despite a weak year for fixed income markets. Equity returns were driven by rising price-earnings (P/E) multiples in 2013, since market returns were far above the more modest 6% earnings growth rate. Investors cannot count on multiples increasing indefinitely, but today’s levels are roughly in line with historical averages and well below levels that led to bear markets. Returns in 2014 and over the next few years are more likely to come from sales and earnings growth rather than the rocket fuel of higher P/E ratios.

The Portfolio’s performance was driven by an overweight allocation of equities versus bonds and solid returns from holdings in its active equity and fixed income segments. In the equity segment, QMA emphasized stocks the U.S. and in EAFE countries. The Portfolio held only 1% in emerging markets, which declined in 2013.

In fixed income, the Portfolio has emphasized credit over Treasuries, and in 2013 that positioning worked well as Treasury bonds rates rose and prices fell. Credit spreads, the difference between U.S. Treasury bonds and investment grade bonds of similar maturities, narrowed a bit.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (55%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays U.S. Corporate Investment Grade Index (30%), an unmanaged index comprised of USD-denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility, and financial issuers, including publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements., and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Prudential Investment Management, Inc. is a registered investment adviser and a Prudential Financial company.

10

Advanced Series Trust (AST) RCM World Trends Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	12.44%	10.95%	3.38%
Blended Index	14.09	11.78	4.56
S&P 500 Index	32.37	17.93	6.03

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2013, the AST RCM World Trends Portfolio returned 12.44%.

The Portfolio is subadvised by Allianz Global Investors U.S. LLC. The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.

2013 was a year marked by strong equity market gains and rising U.S. Treasury yields, with the S&P 500 reaching record territory and the 10 Year Treasury yield rising from 1.8% at the beginning of the year to over 3% by year-end. Continued easy monetary policy in the U.S. and Europe helped support a 32.37% rally in the S&P 500 and a 15.78% gain for the MSCI All Country World Index (GD). Investor fears of the tapering of the Federal Reserve’s Quantitative Easing created volatility in the U.S. Treasury market with yields rising sharply in the spring, but then fell in the late summer on the back of the Federal Reserve’s surprise decision to push off tapering. The Federal Reserve eventually decided to moderately taper their Quantitative Easing at their December meeting, reducing the amount of their monthly purchases by $10 billion. Equity investors cheered this moderate reduction and continued to push the S&P 500 higher, ending the year at an all-time high. Risk assets generally outperformed during the year with the exception of emerging markets and commodities. These asset classes came under heavy selling pressure on fears of eventual monetary tightening, as investors have flocked to these assets in recent years as easy monetary policy had pushed investors out the risk spectrum. Amid fears of a reduction in easy monetary policies, investors sold off these assets and focused their risk investments on developed market equities.

The Portfolio underperformed the Blended Index by 1.65%. On the allocation side, positive contribution was captured during the reporting period through the use of future contracts. Asset allocation decisions were the primary driver of the Portfolio outperformance as the strategy has maintained an overweight position to risk assets since inception, and an underweight to fixed income. Portfolio overweight position to developed-market equities via futures over emerging market equities and commodities further enhanced relative returns as developed market equities have outperformed since the fund’s inception. The Portfolio active underweight to fixed income has also contributed positively to relative returns, specifically the Portfolio reduction in exposure to U.S. Treasuries throughout the reporting period.

At the underlying sleeve level, the global equity sleeve outperformed the MSCI All Country World Index for the reporting period with sector allocations and stock selection both contributing positively to relative returns.

The Portfolio maintained an overweight position to equities, specifically develop-market over emerging market, and an underweight allocation to U.S. Treasuries.

Note:	Prior to April 29, 2013 the Portfolio was known as the AST Moderate Asset Allocation Portfolio.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of S&P 500 Index (17.5%) is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market, Barclays U.S. Aggregate Bond Index (40%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and MSCI (Morgan Stanley Capital International) All Country World Index (Morgan Stanley Capital International) (GD) (42.5%), a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

11

Advanced Series Trust (AST) Schroders Global Tactical Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	18.06%	14.14%	6.23%
Blended Index	19.84	12.99	4.78
S&P 500 Index	32.37	17.93	6.03

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2013, the AST Schroders Global Tactical Portfolio returned 18.06%.

Schroders Investment Management North America Inc. and Schroders Investment Management North America Limited subadvise the Portfolio. The Portfolio’s investment objective is to outperform its blended benchmark index.

The Portfolio’s Blended Index (the Index, defined below) returned 19.84%. Stock markets had another strong year, led by developed equities, specifically in the U.S. and Japan. The solid performance was supported by accommodative monetary policy and weakening currencies.

The U.S. economy turned the corner as a bottoming of the housing market occurred, bank lending improved and employment gradually rose. Consequently, the Portfolio maintained significant exposure to U.S. small caps and U.S. value stocks. European stocks were buoyed by improved economic data and further monetary easing with the European Central Bank cutting interest rates to a historic low of 0.25%. In Japan, aggressive fiscal and monetary stimulus pushed by Prime Minister Shinzo Abe was aimed at boosting growth in the world’s third-largest economy. These actions helped maintain the Japanese equity rally through 2013. Strategic allocations to these regions bolstered the Portfolio’s performance.

Emerging markets underperformed developed markets due to disappointing growth and a spike in interbank lending rates which raised fears of monetary tightening in China. The Portfolio maintained very low exposures to emerging markets over the year, taking tactical positions when opportunities arose.

Currency markets were largely driven by central bank policy. The Bank of Japan’s monetary easing and asset purchases resulted in the continued fall of the Japanese yen versus the dollar. The decline in the yen benefited the Portfolio which was short the yen. Over the year, the U.S. dollar fell against the euro and the British pound. The U.S. Federal Reserve’s decision to taper still did not prevent the U.S. dollar from underperforming over the period.

In May and June, bond markets were significantly impacted when it became clear that the Federal Reserve would be ending its Quantitative Easing program sooner than many investors expected. Across all asset classes, the greatest impact was felt in areas that had benefited the most from low interest rates. Bond markets were the primary focus for the re-pricing with U.S. 10 year Treasury bond yield rising sharply in late spring. U.S. high yield bonds fared better, outperforming the broad fixed income market.

The Portfolio’s performance was enhanced by its U.S. Equity holdings. Further, regional asset allocation within the Schroders QEP International Value strategy also contributed positively to performance. The Portfolio benefited from its two, custom thematic equity baskets due to their significant exposure to U.S. equities and favored sectors. Despite fruitful sector and security decisions, the Schroders U.S. Core Plus Bond strategy underperformed its benchmark due to duration exposure and the overall level of the yield curve. However, the U.S. High Yield holdings were contributory to performance. Active currency positions, such as long Swedish Krona and the short Australian dollar, contributed to performance.

The Portfolio often uses derivative instruments to adjust equity, currency and interest-rate exposures. The use of derivatives benefited performance overall.

Prudential Investments LLC (PI), serves as the investment manager of the portfolio and is a Prudential Financial company.

Blended Index consists of Russell 3000 Index (45%), a market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays U.S. Aggregate Bond Index (30%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (ND) (USD Hedged 12.5%, Local 12.5%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The ND version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

12

Advanced Series Trust (AST) Schroders Multi-Asset World Strategies Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	14.40%	11.84%	5.22%
Blended Index	18.70	11.25	6.23
MSCI World Index (GD)	27.37	15.68	7.56

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2013, the AST Schroders Multi-Asset World Strategies Portfolio returned 14.40%.

Schroders Investment Management North America Inc. and Schroders Investment Management North America Limited subadvise the Portfolio. The investment objective is long-term capital appreciation.

The Portfolio’s Blended Index (the Index, defined below) returned 18.70%. Stock markets had another strong year, led by developed equities, specifically in the U.S. and Japan. The solid performance was supported by accommodative monetary policy and weakening currencies.

The U.S. economy turned the corner as a bottoming of the housing market occurred, bank lending improved and employment gradually rose. Consequently, the Portfolio maintained significant exposure to the U.S. domestic consumption story through investments in U.S. small caps and U.S. value stocks. European stocks were buoyed by improved economic data and further monetary easing with the European Central Bank cutting interest rates to a historic low of 0.25%. In Japan, aggressive fiscal and monetary stimulus pushed by Prime Minister Shinzo Abe was aimed at boosting growth in the world’s third-largest economy. These actions helped maintain the Japanese equity rally through 2013. Strategic allocations to these regions bolstered the Portfolio’s performance.

Emerging markets underperformed developed markets due to disappointing growth and a spike in interbank lending rates which raised fears of monetary tightening in China. The Portfolio maintained very low exposures to emerging markets over the year, taking tactical positions when opportunities arose. Currency markets were largely driven by central bank policy. The Bank of Japan’s monetary easing and asset purchases resulted in the continued fall of the Japanese yen versus the dollar. The decline in the yen benefitted the Portfolio which was short the yen. Over the year, the U.S. dollar fell against the euro and the British pound. The U.S. Federal Reserve’s decision to taper still did not prevent the U.S. dollar from underperforming over the period.

In May and June, bond markets were significantly impacted when it became clear that the Federal Reserve would be ending its Quantitative Easing program (QE) sooner than many investors expected. Across all asset classes, the greatest impact was felt in areas that had benefitted the most from low interest rates. Bond markets were the primary focus for the re-pricing with U.S. 10 year Treasury bond yield rising sharply in late spring. U.S. high yield bonds fared better, outperforming the broad fixed income market.

The Portfolio allocated to risky assets, favoring equities over fixed income during the year. This was beneficial to the Portfolio’s performance as equities contributed most to performance over the period. In particular, regional asset allocations to countries with central bank-generated liquidity proved helpful to overall Portfolio performance as many of these markets ushered in record high equity levels. Japanese equities, U.S. large capitalization equities and U.S. small capitalization equities were stand out performers, outshining most other asset classes. The Portfolio’s overweight to U.S. equities, in particular small capitalization equities, which benefitted from improving domestic growth was additive to performance.

While the Portfolio decreased its fixed income exposure in favor of less interest-rate sensitive bonds such as High Yield, the protection this offered was insufficient to fully insulate the Portfolio from the interest rate sell-off that followed U.S. Federal Reserve Chairman Bernanke’s comments in May 2013. The Schroders QEP portfolios underperformed given their overweight to emerging markets and underweight to U.S. equities throughout the year. Other detractors included our small emerging market debt and gold holdings, however, these allocations were reduced tactically midyear.

The Portfolio often uses derivative instruments to adjust equity, currency, and interest-rate exposures. The use of derivatives benefited performance overall.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of MSCI World (GD) (70%), BofA Merrill Lynch 3 Month LIBOR (London Interbank Offered Rate) (30%), the average interest rate charged when banks in the London interbank market borrow unsecured funds from each other. MSCI (Morgan Stanley Capital International) World Index (GD) is an unmanaged, capitalization-weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom, and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

13

Advanced Series Trust (AST) T. Rowe Price Asset Allocation Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	16.83%	13.36%	6.80%
Blended Index	17.39	12.69	6.53
S&P 500 Index	32.37	17.93	7.40

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2013, the AST T. Rowe Price Asset Allocation Portfolio returned 16.83%.

The Portfolio’s investment objective is a high level of total return by investing primarily in a diversified portfolio of stocks and fixed-income securities. It is subadvised by T. Rowe Price Associates, Inc.

Major U.S. stock indexes produced excellent returns in 2013, as the economy strengthened and investors remained optimistic despite moderating corporate fundamentals and uncertainty about fiscal and monetary policies. With the U.S. more than four years into its economic recovery, the majority of Fed policy makers were anxious to begin their exit from large scale bond purchases or Quantitative Easing. Investors pushed up interest rates, repricing the market to reflect the prospect of reduced support from the Fed for Treasuries and mortgages and a strengthening of the U.S. economy. As a result the cost of credit increased significantly and bond prices generally fell.

The Portfolio’s benchmark Blended Index (defined below) returned 17.39%. The Portfolio’s tactical positioning drove relative outperformance, particularly an overweight to equities versus fixed income as the S&P 500 Index significantly outperformed the Barclays U.S. Government/Credit Bond Index for the year.

Security selection in the underlying portfolios also added value to relative returns over the period as all outperformed or performed in line versus their style-specific benchmarks. In the underlying equity portfolios, the large-cap portfolio added the most to relative value, outperforming the S&P 500 Index. The small-cap equity portfolio outperformed the S&P Completion Index, which represents mid- and small-capitalization stocks in the U.S. equity market, and was the largest absolute contributor in the Portfolio for the period.

Conversely, the Portfolio’s inclusion of diversifying sectors detracted the most from relative performance particularly in international equities, which significantly underperformed U.S. equities. The Portfolio’s exposure to real asset equity, which include any investments that have physical properties such as energy and natural resources, real estate, basic materials, equipment utilities and infrastructure, and commodities and to emerging market bonds also weighed on relative results, as both sectors underperformed their asset class benchmarks. Underperformance was somewhat mitigated by the Portfolio’s exposure to high yield bonds and small-cap equities, both of which performed well during the period.

The Portfolio held derivatives in the form of interest rate futures, currency forwards, index credit default swaps and index futures. Net derivative exposure was equivalent to approximately 9.3% of the Portfolio. Interest rate futures helped to decrease portfolio duration except in April. Currency forwards were held during the entire period and both increased and decreased portfolio currency exposure. Index futures were held from November through the end of the period and increased exposure to underlying equity indices. Index credit default swaps were held from November through the end of the period. In September and November, the portfolio had negligible exposure to equity rights. The estimated return impact from employing forwards was negligible, 38 basis points from futures and two basis points from swaps for the period 1/1/2013 through 12/31/2013.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of S&P 500 Index (60%) an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market, and the Barclay’s U.S. Government/Credit Index (40%), an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

14

Advanced Series Trust Presentation of Portfolio Holdings	December 31, 2013

AST Advanced Strategies
Five Largest Holdings	(% of Net Assets)
SPDR S&P 500 ETF Trust	3.1%
iShares MSCI EAFE Index Fund	2.2%
U.S. Treasury Inflationary Indexed Bonds, TIPS 0.125%, 07/15/22	1.7%
U.S. Treasury Notes 1.500%, 12/31/18	1.6%
iShares Core Total US Bond Market ETF	1.6%

AST Balanced Asset Allocation
Five Largest Holdings	(% of Net Assets)
AST Prudential Core Bond Portfolio	9.0%
AST QMA Large-Cap Portfolio	8.8%
AST AQR Large-Cap Portfolio	8.7%
AST PIMCO Total Return Bond Portfolio	7.4%
AST Western Asset Core Plus Bond Portfolio	6.6%

AST BlackRock Global Strategies
Allocation	(% of Net Assets)
Common Stocks	21.4%
Corporate Bonds	19.6%
U.S. Government Agency Obligations	9.5%
U.S. Treasury Obligations	7.1%
Exchange Traded Funds	6.3%

AST Defensive Asset Allocation
Five Largest Holdings	(% of Net Assets)
AST Prudential Core Bond Portfolio	24.8%
AST PIMCO Total Return Bond Portfolio	20.5%
AST Western Asset Core Plus Bond Portfolio	18.3%
AST Lord Abbett Core Fixed-Income Portfolio	5.8%
AST Neuberger Berman Core Bond Portfolio	3.7%

AST First Trust Balanced Target
Five Largest Holdings	(% of Net Assets)
Flowserve Corp.	1.4%
Gildan Activewear, Inc. (Canada)	1.3%
Whirlpool Corp.	1.3%
Mohawk Industries, Inc.	1.3%
Vodafone Group PLC (United Kingdom)	1.3%

AST Franklin Templeton Founding Funds Plus
Five Largest Holdings	(% of Net Assets)
AST Franklin Templeton Founding Funds Allocation Portfolio	75.0%
AST Templeton Global Bond Portfolio	25.0%

AST PIMCO Limitied Maturity Bond
Allocation	(% of Net Assets)
Residential Mortgage-Backed Securities	19.4%
U.S. Treasury Obligations	19.1%
Corporate Obligations	15.9%
U.S. Government Agency Obligations	6.0%
Foreign Government Bonds	4.8%

AST PIMCO Total Return Bond
Allocation	(% of Net Assets)
U.S. Government Agency Obligations	39.4%
U.S. Treasury Obligations	29.5%
Corporate Bonds	12.6%
Municipal Bonds	6.1%
Residential Mortgage-Backed Securities	6.0%

AST Preservation Asset Allocation
Five Largest Holdings	(% of Net Assets)
AST Prudential Core Bond Portfolio	16.5%
AST PIMCO Total Return Bond Portfolio	13.6%
AST Western Asset Core Plus Bond Portfolio	12.2%
AST QMA Large-Cap Portfolio	5.2%
AST AQR Large-Cap Portfolio	5.2%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings (continued)	December 31, 2013

AST Prudential Growth Allocation
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	1.2%
Exxon Mobil Corp.	0.9%
Johnson & Johnson	0.9%
iShares MSCI EAFE Index Fund	0.9%
Google, Inc. (Class A Stock)	0.8%

AST RCM World Trends
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	1.0%
Exxon Mobil Corp.	0.9%
JPMorgan Chase & Co.	0.8%
Wells Fargo & Co.	0.7%
Pfizer, Inc.	0.6%

AST Schroders Global Tactical
Five Largest Holdings	(% of Net Assets	)
iShares Core S&P 500 ETF	6.5%
SPDR S&P 500 ETF Trust	5.3%
T. Rowe Price Value Fund (Retail Shares)	4.6%
Neuberger Berman Genesis Fund (Institutional Shares)	4.2%
Aston Montag & Caldwell Growth Fund (Institutional Shares)	2.2%

AST Schroders Multi-Asset World Strategies
Five Largest Holdings	(% of Net Assets	)
T. Rowe Price Value Fund (Retail Shares)	3.5%
Goldman Sachs Small Cap Value Fund (Institutional Shares)	2.4%
Vanguard REIT ETF	1.4%
Electra Private Equity PLC (United Kingdom)	1.1%
MFS Emerging Markets Debt Fund (Institutional Shares)	1.0%

AST T. Rowe Price Asset Allocation
Five Largest Holdings	(% of Net Assets	)
U.S. Treasury Notes 0.875%, 02/28/17	2.1%
U.S. Treasury Notes 0.625%, 11/30/17	2.1%
Apple, Inc.	1.2%
Exxon Mobil Corp.	0.9%
Google, Inc. (Class A Stock)	0.8%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2013

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST Advanced Strategies Portfolio	Actual	$1,000.00	$1,111.30	0.94%	$5.00
	Hypothetical	$1,000.00	$1,020.47	0.94%	$4.79
AST Balanced Asset Allocation Portfolio	Actual	$1,000.00	$1,115.60	0.98%	$5.23
	Hypothetical	$1,000.00	$1,020.27	0.98%	$4.99
AST BlackRock Global Strategies Portfolio	Actual	$1,000.00	$1,080.30	1.13%	$5.93
	Hypothetical	$1,000.00	$1,019.51	1.13%	$5.75
AST Defensive Asset Allocation Portfolio	Actual	$1,000.00	$1,033.80	1.07%	$5.49
	Hypothetical	$1,000.00	$1,019.81	1.07%	$5.45
AST First Trust Balanced Target Portfolio	Actual	$1,000.00	$1,124.50	0.85%	$4.55
	Hypothetical	$1,000.00	$1,020.92	0.85%	$4.33
AST Franklin Templeton Founding Funds Plus Portfolio	Actual	$1,000.00	$1,116.30	1.11%	$5.92
	Hypothetical	$1,000.00	$1,019.61	1.11%	$5.65
AST PIMCO Limited Maturity Bond Portfolio	Actual	$1,000.00	$994.20	0.77%	$3.87
	Hypothetical	$1,000.00	$1,021.32	0.77%	$3.92
AST PIMCO Total Return Bond Portfolio	Actual	$1,000.00	$1,010.70	0.72%	$3.65
	Hypothetical	$1,000.00	$1,021.58	0.72%	$3.67
AST Preservation Asset Allocation Portfolio	Actual	$1,000.00	$1,070.80	0.93%	$4.85
	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74
AST Prudential Growth Allocation Portfolio	Actual	$1,000.00	$1,129.40	0.93%	$4.99
	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74
AST RCM World Trends Portfolio	Actual	$1,000.00	$1,102.80	0.97%	$5.14
	Hypothetical	$1,000.00	$1,020.32	0.97%	$4.94
AST Schroders Global Tactical Portfolio	Actual	$1,000.00	$1,114.70	1.18%	$6.29
	Hypothetical	$1,000.00	$1,019.26	1.18%	$6.01

Advanced Series Trust Fees and Expenses — unaudited (continued)	December 31, 2013

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST Schroders Multi-Asset World Strategies Portfolio	Actual	$1,000.00	$1,107.90	1.32%	$7.01
	Hypothetical	$1,000.00	$1,018.55	1.32%	$6.72
AST T. Rowe Price Asset Allocation Portfolio	Actual	$1,000.00	$1,110.10	0.88%	$4.68
	Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2013, and divided by the 365 days in the Portfolio's fiscal year ended December 31, 2013 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST ADVANCED STRATEGIES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 90.9%
AFFILIATED MUTUAL FUNDS — 3.2%	Shares	Value (Note 2)
AST Federated Aggressive Growth Portfolio*	3,932,931	$53,330,540
AST Goldman Sachs Small-Cap Value Portfolio*	2,318,188	38,968,734
AST Small-Cap Growth Portfolio*	2,402,100	73,576,325
AST Small-Cap Value Portfolio*	4,853,040	99,487,325

TOTAL AFFILIATED MUTUAL FUNDS (cost $192,680,314)(w)		265,362,924

COMMON STOCKS — 50.8%
Aerospace & Defense — 1.4%
BAE Systems PLC (United Kingdom)	1,008,900	7,279,043
Boeing Co. (The)	107,700	14,699,973
Elbit Systems Ltd. (Israel)	47,100	2,844,710
Finmeccanica SpA (Italy)*	268,300	2,036,548
Honeywell International, Inc.	180,400	16,483,148
Lockheed Martin Corp.	51,300	7,626,258
Meggitt PLC (United Kingdom)	1,415,226	12,390,987
Raytheon Co.	155,500	14,103,850
Rolls-Royce Holdings PLC (United Kingdom)*	476,155	10,071,387
Thales SA (France)	113,900	7,340,150
United Technologies Corp.	217,900	24,797,020

		119,673,074

Air Freight & Logistics — 0.6%
Expeditors International of Washington, Inc.	555,321	24,572,954
Toll Holdings Ltd. (Australia)	598,500	3,044,051
United Parcel Service, Inc. (Class B Stock)	221,806	23,307,375

		50,924,380

Airlines — 0.5%
Air New Zealand Ltd. (New Zealand)	362,700	489,784
Qantas Airways Ltd. (Australia)*	451,400	442,784
Ryanair Holdings PLC (Ireland), ADR*	218,578	10,257,866
Southwest Airlines Co.	1,582,000	29,804,880

		40,995,314

Auto Components — 0.5%
Calsonic Kansei Corp. (Japan)	247,000	1,276,329
Cie Generale des Etablissements Michelin (France) (Class B Stock)	40,200	4,277,326
Continental AG (Germany)	28,000	6,151,328
Denso Corp. (Japan)	310,600	16,408,593
Keihin Corp. (Japan)	52,500	815,150
Toyo Tire & Rubber Co. Ltd. (Japan)	500,000	2,854,617
Valeo SA (France)	47,200	5,230,788
Yokohama Rubber Co. Ltd. (The) (Japan)	420,000	4,130,077

		41,144,208

Automobiles — 1.2%
Bayerische Motoren Werke AG (Germany)	169,671	19,925,000
Daihatsu Motor Co. Ltd. (Japan)	223,800	3,796,265
Daimler AG (Germany)	109,500	9,502,939
Fuji Heavy Industries Ltd. (Japan)	571,300	16,418,567
General Motors Co.*(a)	633,500	25,891,145
Nissan Motor Co. Ltd. (Japan)	330,000	2,765,403
Renault SA (France)	47,600	3,830,692
Tata Motors Ltd. (India)	1,971,571	12,058,425

COMMON STOCKS (continued)	Shares	Value (Note 2)
Automobiles (continued)
Volkswagen AG (Germany)	27,100	$7,358,163

		101,546,599

Beverages — 0.9%
Coca-Cola Co. (The)	307,748	12,713,070
Coca-Cola West Co. Ltd. (Japan)	85,000	1,800,286
Diageo PLC (United Kingdom)	243,165	8,058,182
Diageo PLC (United Kingdom), ADR	17,770	2,353,103
Monster Beverage Corp.*	296,389	20,086,283
PepsiCo, Inc.	187,900	15,584,426
SABMiller PLC (United Kingdom), ADR	271,664	13,930,930

		74,526,280

Biotechnology — 0.7%
Amgen, Inc.	270,083	30,832,675
CSL Ltd. (Australia)	243,629	15,018,915
Gilead Sciences, Inc.*	219,116	16,466,567

		62,318,157

Building Products — 0.4%
Allegion PLC*	48,700	2,152,053
Daikin Industries Ltd. (Japan)	241,900	15,095,222
Geberit AG (Switzerland)	43,316	13,141,254

		30,388,529

Capital Markets — 1.9%
Ameriprise Financial, Inc.	118,000	13,575,900
Charles Schwab Corp. (The)	1,484,374	38,593,724
Credit Suisse Group AG (Switzerland)*	162,000	4,999,867
Deutsche Bank AG (Germany)	48,800	2,344,430
Franklin Resources, Inc.	165,467	9,552,410
Goldman Sachs Group, Inc. (The)	34,600	6,133,196
Greenhill & Co., Inc.	112,351	6,509,617
Intermediate Capital Group PLC (United Kingdom)	534,200	3,724,756
Invesco Ltd.	327,400	11,917,360
Morgan Stanley	874,000	27,408,640
Partners Group Holding AG (Switzerland)	47,577	12,688,267
SEI Investments Co.	550,726	19,126,714
Tullett Prebon PLC (United Kingdom)	161,500	1,009,257

		157,584,138

Chemicals — 1.1%
Alent PLC (United Kingdom)	220,900	1,298,594
Arkema SA (France)	26,800	3,129,130
Asahi Kasei Corp. (Japan)	416,000	3,263,028
BASF SE (Germany)	34,300	3,660,988
Celanese Corp. (Class A Stock)	512,000	28,318,720
Ecolab, Inc.	191,232	19,939,761
Huabao International Holdings Ltd. (Hong Kong)	5,026,000	2,786,415
Johnson Matthey PLC (United Kingdom)	234,830	12,777,845
Lanxess AG (Germany)	35,800	2,392,141
NOF Corp. (Japan)	329,000	2,342,116
Shin-Etsu Chemical Co. Ltd. (Japan)	167,600	9,802,804
Toagosei Co. Ltd. (Japan)	275,000	1,177,031
Yara International ASA (Norway)	105,200	4,537,088

		95,425,661

Commercial Banks — 2.7%
Aozora Bank Ltd. (Japan)	1,439,000	4,077,966

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Commercial Banks (continued)
Banco Popolare Scarl (Italy)*	19,500	$37,345
Banco Santander SA (Spain)	327,500	2,945,055
Bank Hapoalim BM (Israel)	247,900	1,389,007
Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	12,603,500	7,533,372
Barclays PLC (United Kingdom)	761,200	3,442,074
Bendigo and Adelaide Bank Ltd. (Australia)	413,300	4,344,655
BNP Paribas SA (France)	460,858	35,950,424
Credit Agricole SA (France)*	257,800	3,304,733
DBS Group Holdings Ltd. (Singapore)	365,000	4,960,265
Dexia SA (Belgium)*	15,923	876
DnB ASA (Norway)	227,300	4,079,617
Fifth Third Bancorp	606,900	12,763,107
Fukuoka Financial Group, Inc. (Japan)	461,000	2,023,536
HSBC Holdings PLC (United Kingdom), (XHKG)	1,465,168	15,972,262
HSBC Holdings PLC (United Kingdom), (XLON)	536,500	5,887,663
KBC Groep NV (Belgium)	17,500	994,975
Keiyo Bank Ltd. (The) (Japan)	165,000	794,448
Mitsubishi UFJ Financial Group, Inc. (Japan)	978,300	6,495,322
Mizuho Financial Group, Inc. (Japan)	2,654,300	5,762,569
National Australia Bank Ltd. (Australia)	160,400	5,006,394
Nishi-Nippon City Bank Ltd. (The) (Japan)	644,000	1,734,899
Nordea Bank AB (Sweden)	384,700	5,186,833
Permanent TSB Group Holdings PLC (Ireland)*	48,500	3,002
PNC Financial Services Group, Inc. (The)	152,400	11,823,192
Resona Holdings, Inc. (Japan)	1,183,300	6,037,751
Societe Generale SA (France)	78,300	4,553,202
Sumitomo Mitsui Financial Group, Inc. (Japan)	513,100	26,682,936
Swedbank AB (Sweden) (Class A Stock)	214,700	6,047,952
U.S. Bancorp	545,700	22,046,280
Wells Fargo & Co.	341,300	15,495,020

		227,376,732

Commercial Services & Supplies — 0.6%
Babcock International Group PLC (United Kingdom)	533,068	11,978,118
Downer EDI Ltd. (Australia)	1,016,200	4,428,332
Mineral Resources Ltd. (Australia)	120,600	1,283,220
Secom Co. Ltd. (Japan)	236,700	14,281,289
Stericycle, Inc.*	170,300	19,783,751
Toppan Forms Co. Ltd. (Japan)	77,600	711,920

		52,466,630

Communications Equipment — 1.3%
Cisco Systems, Inc.	2,346,940	52,688,803
Pace PLC (United Kingdom)	663,100	3,501,299
QUALCOMM, Inc.	722,532	53,648,001

		109,838,103

Computers & Peripherals — 0.6%
Apple, Inc	50,513	28,343,349
Eizo Corp. (Japan)	13,400	342,895
NetApp, Inc.(a)	361,731	14,881,613
Wincor Nixdorf AG (Germany)	50,700	3,519,307

		47,087,164

COMMON STOCKS (continued)	Shares	Value (Note 2)
Construction & Engineering — 0.7%
Ausdrill Ltd. (Australia)(a)	991,000	$916,057
Boart Longyear Ltd.(a)	642,500	220,869
Bouygues SA (France)	100,800	3,811,850
Carillion PLC (United Kingdom)	476,600	2,613,025
Fluor Corp.	339,851	27,286,637
Kyowa Exeo Corp. (Japan)	309,700	4,095,559
Leighton Holdings Ltd. (Australia)(a)	221,900	3,204,620
NCC AB (Sweden) (Class B Stock)	59,700	1,949,808
Vinci SA (France)	265,227	17,433,774

		61,532,199

Construction Materials — 0.1%
Vulcan Materials Co.	145,800	8,663,436

Consumer Finance — 0.6%
American Express Co.	457,276	41,488,652
Hitachi Capital Corp. (Japan)	35,800	1,044,255
SLM Corp.	433,300	11,387,124

		53,920,031

Containers & Packaging — 0.1%
Rengo Co. Ltd. (Japan)	146,000	878,739
Smurfit Kappa Group PLC (Ireland)	129,300	3,173,177

		4,051,916

Distributors
Pacific Brands Ltd. (Australia)	2,607,900	1,494,612

Diversified Consumer Services —0.1%
Kroton Educacional SA (Brazil)	267,000	4,443,115

Diversified Financial Services — 1.4%
Bank of America Corp.	1,829,300	28,482,201
Challenger Ltd. (Australia)	706,100	3,921,515
First Pacific Co. Ltd. (Hong Kong)	1,650,000	1,881,317
Fuyo General Lease Co. Ltd. (Japan)	63,300	2,476,485
ING Groep NV (Netherlands), CVA*	325,100	4,541,188
JPMorgan Chase & Co.	773,500	45,234,280
ORIX Corp. (Japan)	1,249,400	21,954,294
Pargesa Holding SA (Switzerland)	28,900	2,327,724
Pohjola Bank PLC (Finland) (Class A Stock)	169,700	3,402,616

		114,221,620

Diversified Telecommunication Services — 0.8%
AT&T, Inc.	752,500	26,457,900
BT Group PLC (United Kingdom)	1,251,900	7,894,446
Cable & Wireless Communications PLC (United Kingdom)	1,661,700	1,550,523
Nippon Telegraph & Telephone Corp. (Japan)	149,300	8,041,358
Telecom Italia SpA (Italy)	2,869,000	2,860,854
Telenor ASA (Norway)	438,814	10,484,846
TeliaSonera AB (Sweden)	726,400	6,058,472
Vivendi SA (France)	234,500	6,185,525

		69,533,924

Electric Utilities — 0.5%
EDP—Energias de Portugal SA (Portugal)	748,100	2,747,852
Electricite de France SA (France)	111,200	3,933,954
Enel SpA (Italy)	1,307,800	5,706,473
Entergy Corp.	234,400	14,830,488
Exelon Corp.(a)	413,100	11,314,809

		38,533,576

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electrical Equipment — 0.4%
Alstom SA (France)	105,100	$3,832,649
Emerson Electric Co.	134,800	9,460,264
Johnson Electric Holdings Ltd. (Hong Kong)	2,135,500	2,067,244
Roper Industries, Inc.	139,139	19,295,797

		34,655,954

Electronic Equipment, Instruments & Components — 0.8%
Amphenol Corp. (Class A Stock)	226,304	20,181,791
Hoya Corp. (Japan)	177,200	4,928,268
Keyence Corp. (Japan)	37,400	16,014,133
Kingboard Chemical Holdings Ltd. (Hong Kong)	966,600	2,529,901
National Instruments Corp.	364,219	11,662,292
TE Connectivity Ltd. (Switzerland)	207,800	11,451,858

		66,768,243

Energy Equipment & Services — 1.3%
AMEC PLC (United Kingdom)	187,653	3,388,053
Baker Hughes, Inc.	217,600	12,024,576
Core Laboratories NV	109,913	20,987,887
FMC Technologies, Inc.*	344,985	18,011,667
Fred Olsen Energy ASA (Norway)	54,244	2,213,456
ProSafe SE (Norway)	380,000	2,939,828
Schlumberger Ltd.	506,062	45,601,247
Technip SA (France)	51,301	4,938,289

		110,105,003

Food & Staples Retailing — 1.2%
Ain Pharmaciez, Inc. (Japan)	61,200	3,005,616
Cocokara Fine, Inc. (Japan)	34,900	919,055
Costco Wholesale Corp.	146,801	17,470,787
Delhaize Group SA (Belgium)	70,400	4,188,255
J. Sainsbury PLC (United Kingdom)	1,018,300	6,163,013
Koninklijke Ahold NV (Netherlands)	289,800	5,208,056
Lawson, Inc. (Japan)	145,400	10,881,146
Matsumotokiyoshi Holdings Co. Ltd. (Japan)	61,500	2,144,324
Metcash Ltd. (Australia)	704,600	1,989,807
Metro AG (Germany)	74,100	3,592,371
Tesco PLC (United Kingdom)	720,600	4,001,755
Tsuruha Holdings, Inc. (Japan)	22,300	2,047,560
UNY Group Holdings Co. Ltd. (Japan)	481,600	2,954,378
Wal-Mart Stores, Inc.	130,000	10,229,700
Whole Foods Market, Inc.	354,859	20,521,496
WM Morrison Supermarkets PLC (United Kingdom)	1,674,100	7,246,906

		102,564,225

Food Products — 0.9%
Dairy Crest Group PLC (United Kingdom)	112,800	1,008,677
Danone SA (France), ADR	1,915,323	27,810,490
East Asiatic Co. Ltd. A/S (Denmark)*	10,000	146,605
Golden Agri-Resources Ltd. (Singapore)	3,661,200	1,584,933
GrainCorp Ltd. (Australia) (Class A Stock)	199,800	1,517,106
Kellogg Co.	157,400	9,612,418
Mead Johnson Nutrition Co.	276,343	23,146,490
Megmilk Snow Brand Co. Ltd. (Japan)	146,700	1,847,610
Morinaga Milk Industry Co. Ltd. (Japan)	661,000	1,960,277
Nichirei Corp. (Japan)	616,000	3,141,706
Premier Foods PLC (United Kingdom)*	286,941	593,953

		72,370,265

COMMON STOCKS (continued)	Shares	Value (Note 2)
Gas Utilities — 0.1%
Gas Natural SDG SA (Spain)	280,500	$7,219,910
Health Care Equipment & Supplies — 1.2%
Coloplast A/S (Denmark) (Class B Stock)	192,278	12,747,184
Covidien PLC	223,700	15,233,970
Intuitive Surgical, Inc.*	59,557	22,874,653
Varian Medical Systems, Inc.*(a)	251,300	19,523,497
Zimmer Holdings, Inc.	288,221	26,859,315

		97,238,619

Health Care Providers & Services — 0.6%
DaVita HealthCare Partners, Inc.*	280,016	17,744,614
Express Scripts Holding Co.*	408,650	28,703,576
Nichii Gakkan Co. (Japan)	232,600	1,865,419
Primary Health Care Ltd. (Australia)	431,900	1,913,468
Toho Holdings Co. Ltd. (Japan)	156,200	2,507,363

		52,734,440

Hotels, Restaurants & Leisure — 1.1%
Carnival Corp.	420,000	16,871,400
Compass Group PLC (United Kingdom)	1,364,652	21,909,430
InterContinental Hotels Group PLC (United Kingdom)	402,381	13,422,037
MGM China Holdings Ltd. (Macau)	3,558,400	15,229,490
Plenus Co. Ltd. (Japan)	29,700	664,051
Starbucks Corp.	309,795	24,284,830

		92,381,238

Household Durables — 0.2%
Berkeley Group Holdings PLC (United Kingdom)	316,351	13,947,427
Skyworth Digital Holdings Ltd. (Hong Kong)	4,468,000	2,469,753

		16,417,180

Household Products — 0.5%
Procter & Gamble Co. (The)	503,265	40,970,804

Independent Power Producers & Energy Traders — 0.5%
AES Corp. (The)	1,161,200	16,849,012
NRG Energy, Inc.	797,300	22,898,456

		39,747,468

Industrial Conglomerates — 1.2%
3M Co.	211,800	29,704,950
Bidvest Group Ltd. (South Africa)	371,726	9,523,003
Danaher Corp.	306,952	23,696,694
General Electric Co.	1,070,600	30,008,918
Hong Leong Asia Ltd. (Singapore)(g)	377,000	399,343
Rheinmetall AG (Germany)	69,200	4,269,279

		97,602,187

Insurance — 2.6%
Aegon NV (Netherlands)	398,200	3,773,568
AIA Group Ltd. (Hong Kong)	4,719,400	23,755,043
Allianz SE (Germany)	54,000	9,716,026
Allstate Corp. (The)	340,300	18,559,962
Aviva PLC (United Kingdom)	784,700	5,870,726
AXA SA (France)	228,600	6,365,991
Baloise Holding AG (Switzerland)	59,200	7,548,835
Beazley PLC (United Kingdom)	610,400	2,755,546
CNP Assurances SA (France)	111,000	2,276,190
Discovery Ltd. (South Africa)	1,321,384	10,657,622
Hannover Rueck SE (Germany)	31,600	2,716,688

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance (continued)
Helvetia Holding AG (Switzerland)	5,100	$2,560,295
Legal & General Group PLC (United Kingdom)	1,119,400	4,137,837
Marsh & McLennan Cos., Inc.	554,300	26,805,948
MetLife, Inc.	289,700	15,620,624
Muenchener Rueckversicherungs AG (Germany)	23,400	5,161,357
Old Mutual PLC (United Kingdom)	1,085,300	3,405,263
RSA Insurance Group PLC (United Kingdom)	1,611,800	2,439,533
Sampo OYJ (Finland) (Class A Stock)	300,978	14,793,920
SCOR SE (France)	68,500	2,505,501
St James’s Place PLC (United Kingdom)	1,100,402	13,300,492
Swiss Life Holding AG (Switzerland)*	34,800	7,234,912
Swiss Re AG (Switzerland)*	110,800	10,214,481
XL Group PLC (Ireland)	445,070	14,171,029
Zurich Insurance Group AG (Switzerland)*	20,300	5,888,302

		222,235,691

Internet & Catalog Retail — 0.6%
Amazon.com, Inc.*	113,451	45,243,124
Home Retail Group PLC (United Kingdom)	525,500	1,673,800
Start Today Co. Ltd. (Japan)	110,300	2,742,666

		49,659,590

Internet Software & Services — 1.6%
Baidu, Inc. (China), ADR*	23,710	4,217,535
Facebook, Inc. (Class A Stock)*	594,743	32,508,652
Google, Inc. (Class A Stock)*	70,644	79,171,437
Tencent Holdings Ltd. (China)	259,900	16,640,740

		132,538,364

IT Services — 1.8%
Accenture PLC (Class A Stock)(a)	203,594	16,739,499
Alten SA (France)(g)	63,800	2,896,657
Amadeus IT Holding SA (Spain) (Class A Stock)	60,602	2,595,915
Automatic Data Processing, Inc.	121,980	9,857,204
Cap Gemini SA (France)	213,289	14,436,606
Cielo SA (Brazil)	190,300	5,295,410
Cognizant Technology Solutions Corp. (Class A Stock)*	128,555	12,981,484
Genpact Ltd.*	676,858	12,433,881
NEC Fielding Ltd. (Japan)	20,600	229,562
Tieto OYJ (Finland)	95,600	2,165,191
Visa, Inc. (Class A Stock)(a)	294,620	65,605,981
Western Union Co. (The)	537,100	9,264,975

		154,502,365

Leisure Equipment & Products — 0.1%
Heiwa Corp. (Japan)	119,600	1,936,105
Namco Bandai Holdings, Inc. (Japan)	130,900	2,906,305

		4,842,410

Life Sciences Tools & Services — 0.5%
Covance, Inc.*	174,724	15,386,195
Thermo Fisher Scientific, Inc.(a)	219,100	24,396,785

		39,782,980

Machinery — 0.6%
Bradken Ltd. (Australia)(a)	529,200	2,857,847

COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery (continued)
Bucher Industries AG (Switzerland)	5,463	$1,587,489
CIMC Enric Holdings Ltd. (China)	2,634,000	4,257,763
Danieli & C Officine Meccaniche SpA (Italy)(g)	67,900	2,318,737
Georg Fischer AG (Switzerland)*	6,900	4,857,833
Illinois Tool Works, Inc.	150,800	12,679,264
IMI PLC (United Kingdom)	396,383	10,038,034
Ingersoll-Rand PLC	146,100	8,999,760
Rational AG (Germany)	12,002	3,981,459
Singamas Container Holdings Ltd. (Hong Kong)(g)	6,354,000	1,495,360
Vesuvius PLC (United Kingdom)	152,000	1,285,278

		54,358,824

Marine — 0.1%
A.P. Moller-Maersk A/S (Denmark) (Class B Stock)	400	4,328,781

Media — 1.1%
Comcast Corp. (Class A Stock)	180,400	9,374,486
Comcast Corp. (Special Class A Stock)	119,400	5,955,672
Liberty Media Corp. (Class A Stock)*	29,100	4,261,695
ProSiebenSat.1 Media AG (Germany)	176,086	8,743,743
Time Warner Cable, Inc.	179,200	24,281,600
Time Warner, Inc.	366,800	25,573,296
Trinity Mirror PLC (United Kingdom)*	126,600	428,577
WPP PLC (United Kingdom)	641,465	14,692,154

		93,311,223

Metals & Mining — 0.3%
Arrium Ltd. (Australia)	2,276,200	3,574,460
Aurubis AG (Germany)	24,400	1,488,946
Boliden AB (Sweden)	239,000	3,664,243
Fortescue Metals Group Ltd. (Australia)	702,700	3,670,771
Mount Gibson Iron Ltd. (Australia)	1,000,000	909,628
OZ Minerals Ltd. (Australia)	228,800	646,645
Rio Tinto Ltd. (Australia)	104,000	6,365,527
Shougang Fushan Resources Group Ltd. (China)	6,284,000	2,209,405
St Barbara Ltd. (Australia)*(a)	581,700	136,719
Sumitomo Metal Mining Co. Ltd. (Japan)	101,500	1,329,984
Voestalpine AG (Austria)	74,100	3,560,838

		27,557,166

Multiline Retail — 0.3%
Debenhams PLC (United Kingdom)	1,464,900	1,774,574
Kohl’s Corp.	353,400	20,055,450
Myer Holdings Ltd. (Australia)(a)	1,428,500	3,518,817

		25,348,841

Multi-Utilities — 0.3%
Centrica PLC (United Kingdom)	1,043,100	6,015,197
E.ON SE (Germany)	196,300	3,629,190
PG&E Corp.	372,600	15,008,328
RWE AG (Germany)	86,900	3,183,944

		27,836,659

Oil, Gas & Consumable Fuels — 3.0%
Anadarko Petroleum Corp.	55,400	4,394,328
Apache Corp.	273,300	23,487,402
BG Group PLC (United Kingdom)	496,305	10,679,724
BP PLC (United Kingdom)	1,817,900	14,732,543

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Chevron Corp.	268,550	$33,544,581
CONSOL Energy, Inc.	250,600	9,532,824
Eni SpA (Italy)	230,000	5,557,663
EQT Corp.	149,700	13,440,066
Exxon Mobil Corp.	338,500	34,256,200
Hess Corp.	182,800	15,172,400
Idemitsu Kosan Co. Ltd. (Japan)	192,800	4,389,225
JX Holdings, Inc. (Japan)	601,000	3,094,818
Murphy Oil Corp.	17,600	1,141,888
Newfield Exploration Co.*	108,855	2,681,099
OMV AG (Austria)	117,100	5,604,497
Repsol SA (Spain)	198,100	4,998,699
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	462,800	17,456,989
Royal Dutch Shell PLC (Netherlands), ADR	180,700	12,878,489
Spectra Energy Corp.	317,400	11,305,788
Statoil ASA (Norway)	216,900	5,274,252
Total SA (France)	170,300	10,452,962
Tullow Oil PLC (United Kingdom)	528,277	7,497,658

		251,574,095

Paper & Forest Products — 0.3%
International Paper Co.	478,600	23,465,758
Mondi PLC (United Kingdom)	126,100	2,188,919

		25,654,677

Personal Products — 0.4%
Avon Products, Inc.	509,400	8,771,868
Estee Lauder Cos., Inc. (The) (Class A Stock)	301,738	22,726,906
Oriflame Cosmetics SA (Sweden), SDR(a)	55,500	1,706,265

		33,205,039

Pharmaceuticals — 2.5%
Aspen Pharmacare Holdings Ltd. (South Africa)	280,354	7,190,278
Astellas Pharma, Inc. (Japan)	140,600	8,335,730
AstraZeneca PLC (United Kingdom)	233,500	13,852,913
Bayer AG (Germany)	21,100	2,962,676
GlaxoSmithKline PLC (United Kingdom)	81,200	2,169,471
Johnson & Johnson	292,200	26,762,598
KYORIN Holdings, Inc. (Japan)	95,200	2,039,754
Mallinckrodt PLC*	27,375	1,430,617
Merck & Co., Inc.	833,922	41,737,796
Novartis AG (Switzerland)	80,600	6,460,040
Novartis AG (Switzerland), ADR	253,429	20,370,623
Pfizer, Inc.	1,341,000	41,074,830
Roche Holding AG (Switzerland)	95,097	26,639,169
Sanofi (France)	46,600	4,976,662
Stada Arzneimittel AG (Germany)	47,500	2,351,730
Teva Pharmaceutical Industries Ltd. (Israel)	93,600	3,745,067
Tsumura & Co. (Japan)	70,800	1,876,192

		213,976,146

Professional Services — 0.1%
Experian PLC (United Kingdom)	390,540	7,214,231
Skilled Group Ltd. (Australia)(g)	1,278,700	3,895,683

		11,109,914

Real Estate Investment Trusts (REITs) — 0.2%
Weyerhaeuser Co.	652,200	20,589,954

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Management & Development — 0.4%
Brookfield Asset Management, Inc. (Canada) (Class A Stock)(a)	381,971	$14,831,934
Cheung Kong Holdings Ltd. (Hong Kong)	194,000	3,069,231
Lend Lease Group (Australia)	601,200	5,999,784
Poly Property Group Co. Ltd. (China)	3,679,000	1,971,655
St. Joe Co. (The)*(a)	287,800	5,522,882
Wheelock & Co. Ltd. (Hong Kong)	475,000	2,188,267

		33,583,753

Road & Rail — 0.7%
Canadian Pacific Railway Ltd. (Canada)	147,400	22,304,568
FirstGroup PLC (United Kingdom)	308,200	631,907
Go-Ahead Group PLC (United Kingdom)(g)	96,600	2,819,146
National Express Group PLC (United Kingdom)(g)	791,500	3,612,893
Sankyu, Inc. (Japan)	436,000	1,701,415
Seino Holdings Co. Ltd. (Japan)	150,000	1,578,550
Union Pacific Corp.	121,300	20,378,400
West Japan Railway Co. (Japan)	89,500	3,877,897

		56,904,776

Semiconductors & Semiconductor Equipment — 0.6%
Altera Corp.	48,822	1,588,180
Analog Devices, Inc.	58,384	2,973,497
ARM Holdings PLC (United Kingdom)	495,628	9,011,990
ARM Holdings PLC (United Kingdom), ADR(a)	380,582	20,833,059
Samsung Electronics Co. Ltd. (South Korea)	5,615	7,316,611
Texas Instruments, Inc.	269,900	11,851,309

		53,574,646

Software — 1.9%
ANSYS, Inc.*	134,558	11,733,458
Autodesk, Inc.*	379,307	19,090,521
Check Point Software Technologies Ltd. (Israel)*(a)	197,055	12,713,989
Dassault Systemes SA (France)	109,036	13,534,624
FactSet Research Systems, Inc.(a)	120,610	13,095,834
Microsoft Corp.	1,121,480	41,976,996
Oracle Corp.	773,020	29,575,745
Salesforce.com, Inc.*(a)	320,656	17,697,005

		159,418,172

Specialty Retail — 0.9%
Aoyama Trading Co. Ltd. (Japan)	103,300	2,793,674
Autobacs Seven Co. Ltd. (Japan)	126,600	1,971,954
Darty PLC (United Kingdom)(g)	587,300	1,151,012
Inditex SA (Spain)	97,687	16,129,276
Lowe’s Cos., Inc	994,579	49,281,389
Shimachu Co. Ltd. (Japan)	92,800	2,197,191
Valora Holding AG (Switzerland)	7,100	1,979,452
WH Smith PLC (United Kingdom)(a)	255,400	4,240,924

		79,744,872

Textiles, Apparel & Luxury Goods — 0.4%
Cie Financiere Richemont SA (Switzerland)	173,690	17,351,191
Fossil Group, Inc.*	120,774	14,485,634

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Textiles, Apparel & Luxury Goods (continued)
Yue Yuen Industrial Holdings Ltd. (Hong Kong)	758,000	$ 2,534,542

		34,371,367

Thrifts & Mortgage Finance
Paragon Group of Cos. PLC (United Kingdom)	428,500	2,636,019
Trading Companies & Distributors — 0.5%
Brenntag AG (Germany)	58,111	10,785,205
Emeco Holdings Ltd. (Australia)	1,251,400	252,184
Marubeni Corp. (Japan)	744,000	5,356,112
MISUMI Group, Inc. (Japan)	257,600	8,099,081
Mitsubishi Corp. (Japan)	169,900	3,261,727
Mitsui & Co. Ltd. (Japan)	435,900	6,076,943
Sumitomo Corp. (Japan)	338,100	4,249,285

		38,080,537

Wireless Telecommunication Services — 0.3%
Freenet AG (Germany)*	230,900	6,937,644
KDDI Corp. (Japan)	116,700	7,190,502
NTT DoCoMo, Inc. (Japan)	450,000	7,409,828
Vodafone Group PLC (United Kingdom)	1,412,700	5,562,100
		27,100,074

TOTAL COMMON STOCKS (cost $3,449,293,776)		4,276,291,869

EXCHANGE TRADED FUNDS — 9.8%
Energy Select Sector SPDR Fund(a)	316,074	27,975,710
iShares Barclays 1-3 Year Treasury Bond Fund(a)	368,700	31,110,906
iShares Barclays Intermediate Credit Bond Fund(a)	134,874	14,550,207
iShares Barclays TIPS Bond Fund(a)	179,123	19,685,618
iShares Core Total US Bond Market ETF	1,229,974	130,906,133
iShares JPMorgan USD Emerging Markets Bond Fund(a)	43,350	4,688,736
iShares MSCI EAFE ETF	2,756,841	184,873,757
iShares Russell 1000 Growth Index Fund(a)	442,447	38,028,320
iShares Russell 1000 Value Index Fund(a)	513,900	48,388,824
iShares Russell 2000 Index Fund	306,093	35,295,584
iShares S&P 500 Growth Index Fund	85,345	8,426,112
SPDR S&P 500 ETF Trust	1,396,496	257,890,916
Vanguard REIT ETF	432,468	27,920,134

TOTAL EXCHANGE TRADED FUNDS (cost $702,951,372)		829,740,957

PREFERRED STOCKS
Aerospace & Defense
Rolls-Royce Holdings PLC (United Kingdom)*	40,480,114	67,033
Consumer Finance
SLM Corp., 3.740%	1,800	42,588

TOTAL PREFERRED STOCKS (cost $85,878)		109,621

PREFERRED STOCKS (continued)		Units		Value (Note 2)
RIGHTS*
Oil, Gas & Consumable Fuels
Repsol SA (Spain), expiring 01/09/14 (cost $132,776)			198,100	$135,173

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 0.6%
Collateralized Debt Obligations — 0.1%
Dryden XVI-Leveraged Loan CDO 2005,
Series 2006-16A, Class A1, 144A
0.482%(c)	10/20/20		1,414	1,396,678
Eurocredit CDO IV BV (Netherlands),
Series IV-X, Class A1
0.672%(c)	02/22/20	EUR	246	335,374
Hillmark Funding (Cayman Islands),
Series 2006-1A, Class A1, 144A
0.489%(c)	05/21/21		1,700	1,657,112
LCM V LP (Cayman Islands),
Series 5A, Class A1, 144A
0.480%(c)	03/21/19		800	786,366

				4,175,530

Collateralized Loan Obligations — 0.1%
Aquilae CLO II PLC (Ireland),
Series 2006-1X, Class A
0.572%(c)	01/17/23	EUR	282	381,671
ARES CLO Ltd.,
Series 2006-6RA, Class A1B, 144A
0.469%(c)	03/12/18		170	168,521
Avoca CLO III PLC (Ireland),
Series III-X, Class A
0.591%(c)	09/15/21(g)	EUR	1,064	1,436,961
Duane Street CLO III Ltd.,
Series 2006-3A, Class A1, 144A
0.496%(c)	01/11/21		727	720,005
Franklin CLO Ltd. (Cayman Islands),
Series 5A, Class A2, 144A
0.503%(c)	06/15/18		1,745	1,724,898
Grosvenor Place CLO BV (Netherlands),
Series I-X, Class A1
0.470%(c)	07/20/21	EUR	133	182,334
Series I-X, Class A2
0.770%(c)	07/20/21	GBP	213	351,187
Magi Funding PLC (Ireland),
Series I-A, Class A, 144A
0.591%(c)	04/11/21	EUR	120	162,683
Series l-A, Class A, 144A
0.578%(c)	04/11/21	EUR	360	488,822
Mercator CLO II PLC (Ireland),	02/18/24(g)	EUR	902	1,213,461
Series II-X, Class A1 0.
452%(c)
Penta CLO 1 SA (Luxembourg),	06/04/24	EUR	968	1,297,898
Series 2007-1X, Class A1
0.551%(c)
Symphony III CLO Ltd. (Cayman Islands),	05/15/19		488	481,216
Series 2007-3A, Class A1A, 144A
0.481%(c)

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Wood Street CLO BV (United Kingdom),
Series I, Class A
0.544%(c)	11/22/21		EUR	888	$1,200,064
Series II-A, Class A1, 144A
0.587%(c)	03/29/21		EUR	140	188,364

					9,998,085

Non-Residential Mortgage-Backed Securities — 0.1%
Chester Asset Receivables Dealings PLC (United Kingdom),
Series 2004-1, Class A
0.714%(c)	04/15/16		GBP	3,000	4,966,170
Citibank Omni Master Trust,
Series 2009-A14A, Class A14, 144A
2.918%(c)	08/15/18			900	913,595
Nelnet Student Loan Trust,
Series 2008-4, Class A2
0.938%(c)	07/25/18			35	34,984
North Carolina State Education Assistance Authority,
Series 2011-2, Class A1
0.715%(c)	10/26/20			312	311,596
SLM Student Loan Trust,
Series 2007-3, Class A3
0.278%(c)	04/25/19			600	592,322
Series 2009-CT, Class 1A, 144A
2.350%(c)	04/15/39	(g)		97	96,969
Series 2010-C, Class A1, 144A
1.818%(c)	12/15/17			6	6,015

					6,921,651

Residential Mortgage-Backed Securities — 0.3%
Asset-Backed Funding Certificates,
Series 2004-OPT5, Class A1
0.866%(c)	06/25/34			91	86,312
Asset-Backed Pass-Through Certificates,
Series 2005-R4, Class M2
0.616%(c)	07/25/35			7,400	6,417,258
Asset-Backed Securities Corp. Home Equity,
Series 2004-HE6, Class A1
0.441%(c)	09/25/34			11	11,019
Bear Stearns Asset-Backed Securities Trust,
Series 2006-SD3, Class 1A1A
5.500%	08/25/36			131	129,955
Series 2007-AQ1, Class A1
0.276%(c)	11/25/36			434	297,778
Countrywide Asset-Backed Certificates,
Series 2005-14, Class 3A3
0.516%(c)	04/25/36			5,800	5,466,575
Series 2006-4, Class 2A2
0.345%(c)	07/25/36			562	546,011
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB9, Class A1
0.226%(c)	11/25/36			29	15,457
Series 2007-CB6, Class A1, 144A
0.285%(c)	07/25/37			68	41,723
CSAB Mortgage-Backed Trust,
Series 2006-4, Class A6A
5.684%	12/25/36			63	39,705

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
First NLC Trust,
Series 2007-1, Class A1, 144A
0.236%(c)	08/25/37	221	$111,722
Indymac Residential Asset Backed Trust,
Series 2007-B, Class 2A2
0.326%(c)	07/25/37	1,270	779,994
JPMorgan Mortgage Acquisition Corp.,
Series 2006-WMC3, Class A3
0.276%(c)	08/25/36	134	69,309
Series 2007-HE1, Class AV1
0.226%(c)	03/25/47	112	106,347
Long Beach Mortgage Loan Trust,
Series 2004-4, Class 1A1
0.726%(c)	10/25/34	12	11,748
MASTR Asset-Backed Securities Trust,
Series 2005-WF1, Class M2
0.596%(c)	06/25/35	1,100	994,140
Merrill Lynch Mortgage Investors, Inc.,
Series 2006-RM4, Class A2A
0.246%(c)	09/25/37	4	1,059
Series 2006-RM5, Class A2A
0.226%(c)	10/25/37	49	10,157
Series 2007-HE2, Class A2A
0.286%(c)	02/25/37	14	6,548
Morgan Stanley ABS Capital I,
Series 2006-WMC2, Class A2FP
0.216%(c)	07/25/36	85	31,354
Series 2007-HE6, Class A1
0.226%(c)	05/25/37	47	27,173
Morgan Stanley IXIS Real Estate Capital Trust,
Series 2006-2, Class A1
0.216%(c)	11/25/36	1	589
Option One Mortgage Loan Trust,
Series 2005-4, Class M1
0.606%(c)	11/25/35	1,200	1,065,344
Park Place Securities, Inc.,
Series 2005-WCW2, Class M1
0.666%(c)	07/25/35	3,000	2,823,594
Series 2005-WHQ4, Class M1
0.636%(c)	09/25/35	1,700	1,451,069
RASC Trust,
Series 2005-AHL1, Class M1
0.616%(c)	09/25/35	998	950,123
Series 2005-KS10, Class M2
0.606%(c)	11/25/35	2,000	1,449,258
Series 2006-KS7, Class A4
0.406%(c)	09/25/36	218	175,359
Residential Asset Securities Corp.,
Series 2002-KS4, Class AIIB
0.666%(c)	07/25/32	20	17,017
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR5, Class A2A
0.296%(c)	05/25/37	325	197,815
Series 2007-HE1, Class A2A
0.226%(c)	12/25/36	77	26,228
Series 2007-NC1, Class A2A
0.216%(c)	12/25/36	2	1,261

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Soundview Home Equity Loan Trust,
Series 2006-NLC1, Class A1, 144A
0.226%(c)	11/25/36		62	$23,036
Wachovia Mortgage Loan Trust LLC,
Series 2005-WMC1, Class M1
0.826%(c)	10/25/35		6,300	5,475,034
Washington Mutual Asset-Backed Certificates,
Series 2006-HE5, Class 2A1
0.226%(c)	10/25/36		97	39,624

				28,896,695

TOTAL ASSET-BACKED SECURITIES (cost $48,745,569)				49,991,961

BANK LOANS(c)
Computers & Peripherals
Dell, Inc.,
Term Loan B
4.500%	04/29/20		608	608,176

Diversified Financial Services
Springleaf Financial Funding Co.,
2019 Term Loan
4.750%	09/17/19		800	809,334

Media
Virgin Media Investment Holdings Ltd.,
Facility B
3.500%	06/20/20		1,900	1,902,375

TOTAL BANK LOANS (cost $3,296,845)				3,319,885

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.2%
Banc of America Re-REMIC Trust,
Series 2010-UB5, Class A4A, 144A
5.633%(c)	02/17/51		1,900	2,063,837
Banc of America Re-REMICS Trust,
Series 2009-UB1, Class A4A, 144A
5.595%(c)	06/24/50		250	273,755
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2006-CD3, Class A5
5.617%	10/15/48		100	108,970
Commercial Mortgage Pass-Through Certificates,
Series 2010-C1, Class A1, 144A
3.156%	07/10/46		179	183,903
Credit Suisse Mortgage Capital Certificates,
Series 2009-RR1, Class A3A, 144A
5.383%	02/15/40		96	103,352
Series 2010-RR4, Class 2A, 144A
5.467%(c)	09/18/39		912	992,374
Series 2010-UD1, Class A, 144A
5.758%(c)	12/16/49		743	813,055
DBUBS Mortgage Trust,
Series 2011-LC2A, Class A2, 144A
3.386%	07/10/44		2,700	2,815,735
GS Mortgage Securities Corp. II,
Series 2012-GCJ9, Class XA, IO
2.389%(c)	11/10/45	(g)	3,452	455,456

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2004-CBX, Class A5
4.654%	01/12/37	66	$66,127
Series 2006-LDP9, Class A3
5.336%	05/15/47	110	120,417
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2010-C2, Class A3, 144A
4.070%	11/15/43	1,300	1,358,637
Merrill Lynch Floating Trust,
Series 2008-LAQA, Class A1, 144A
0.732%(c)	07/09/21	375	374,015
Morgan Stanley Capital I Trust,
Series 2007-IQ15, Class A4
5.910%(c)	06/11/49	40	44,623
RBSCF Trust,
Series 2010-RR4, Class CMLA, 144A
5.998%(c)	12/16/49	200	218,252
UBS-Barclays Commercial Mortgage Trust,
Series 2013-C5, Class XA, IO, 144A
1.153%(c)	03/10/46	19,101	1,369,390
Vornado DP LLC,
Series 2010-VNO, Class A2FX, 144A
4.004%	09/13/28	700	730,563
Wachovia Bank Commercial Mortgage Trust,
Series 2004-C14, Class A4
5.088%(c)	08/15/41	73	73,705
Washington Mutual Commercial Mortgage Securities Trust,
Series 2007-SL3, Class A1A, 144A
5.787%(c)	03/23/45	5,698	5,826,473

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(cost $17,783,840)			17,992,639

CORPORATE BONDS — 5.0%
Agriculture
Altria Group, Inc.,
Gtd. Notes
9.250%	08/06/19	222	292,443
9.700%	11/10/18	222	291,795

			584,238

Airlines — 0.1%
Continental Airlines 2009-2 Class A, Pass Through Trust,
Pass-Through Certificates
7.250%	05/10/21	330	378,343
Delta Air Lines 2010-1 Class A, Pass-Through Trust,
Pass-Through Certificates
6.200%	01/02/20	758	845,547
Delta Air Lines 2012-1 Class A, Pass-Through Trust,
Pass-Through Certificates
4.750%	11/07/21	3,534	3,781,094
UAL 2009-1 Pass-Through Trust,
Pass-Through Certificates
10.400%	05/01/18	278	314,992

			5,319,976

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Apparel
Jones Group, Inc. (The), Sr. Unsec’d. Notes
5.125%	11/15/14			1,200	$1,230,000

Automobile Manufacturers — 0.2%
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
0.858%(c)	03/28/14			5,800	5,808,027
Fiat Finance & Trade SA (Italy),
Gtd. Notes, MTN
6.125%	07/08/14		EUR	800	1,122,646
7.625%	09/15/14		EUR	300	428,523
Volkswagen International Finance NV (Germany),
Gtd. Notes, 144A
0.571%(c)	11/18/15	(g)		4,300	4,303,173
0.858%(c)	04/01/14			200	200,192
1.000%(c)	03/21/14			2,700	2,703,537

					14,566,098

Automotive Parts
Autozone, Inc.,
Sr. Unsec’d. Notes
6.950%	06/15/16			2,400	2,709,461

Banks — 1.3%
Abbey National Treasury Services PLC (United Kingdom),
Bank Gtd. Notes
4.000%	04/27/16			1,900	2,017,409
Bank Gtd. Notes, 144A
3.875%	11/10/14			2,300	2,362,804
African Development Bank (Supranational Bank),
Sr. Unsec’d. Notes
5.250%	03/23/22		AUD	4,300	3,945,069
Ally Financial, Inc.,
Gtd. Notes
2.750%	01/30/17			1,900	1,907,125
3.439%(c)	02/11/14			2,100	2,105,040
3.500%	07/18/16			7,000	7,222,908
3.653%(c)	06/20/14			900	911,133
8.000%	03/15/20			600	719,250
Sr. Unsec’d. Notes
6.750%	12/01/14			4,230	4,425,637
Banco Bradesco SA (Brazil),
Sr. Unsec’d. Notes, 144A
2.338%(c)	05/16/14			1,800	1,801,674
Banco del Estado de Chile (Chile),
Sr. Unsec’d. Notes, 144A
2.000%	11/09/17			2,000	1,964,488
Banco do Brasil SA (Brazil),
Sr. Unsec’d. Notes
6.000%	01/22/20			7,000	7,385,000
Bank Nederlandse Gemeenten (Netherlands),
Sr. Unsec’d. Notes, 144A
1.375%	03/23/15			3,100	3,137,851
BBVA Bancomer SA (Mexico),
Sr. Unsec’d. Notes, 144A
4.500%	03/10/16			800	848,000
Sr. Unsec’d. Notes, RegS
4.500%	03/10/16			6,000	6,360,000

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Commonwealth Bank of Australia (Australia),
Covered Bonds, RegS
2.250%	03/16/17	(g)		3,900	$4,010,308
Gov’t. Liquid Gtd. Notes, 144A
0.524%(c)	09/17/14			100	100,201
0.751%(c)	06/25/14			500	501,092
Eksportfinans ASA (Norway),
Sr. Unsec’d. Notes
0.890%	06/16/15		JPY	100,000	906,588
2.375%	05/25/16			500	491,875
3.000%	11/17/14			6,400	6,425,600
Eurofima (Supranational Bank),
Sr. Unsec’d. Notes, MTN
5.250%	04/07/16			2,500	2,749,650
6.250%	12/28/18		AUD	4,300	4,177,832
HSH N Finance Guernsey Ltd. (Germany),
Bank Gtd. Notes, MTN
0.671%(c)	12/21/15		EUR	2,600	3,593,823
ING Bank NV (Netherlands),
Covered Bonds, 144A
2.500%	01/14/16			1,700	1,753,890
Intesa Sanpaolo SpA (Italy),
Sr. Unsec’d. Notes, 144A
2.638%(c)	02/24/14			5,100	5,114,908
KFW (Germany),
Gov’t. Gtd. Notes, MTN
5.500%	02/09/22		AUD	1,800	1,670,507
Landwirtschaftliche Rentenbank (Germany),
Gov’t. Gtd. Notes
5.500%	03/29/22		AUD	2,900	2,696,861
Gov’t. Gtd. Notes, MTN
5.500%	03/09/20		AUD	3,400	3,202,822
7.000%	05/10/17		NZD	300	262,117
Lloyds TSB Bank PLC (United Kingdom),
Jr. Sub. Notes, 144A
12.000%(c)	12/29/49			2,600	3,500,138
Norddeutsche Landesbank Girozentrale (Germany),
Pfandbriefe, 144A
0.875%	10/16/15	(g)		7,000	7,024,500
Realkredit Danmark A/S (Denmark),
Covered Bonds
2.000%	01/01/15		DKK	7,400	1,388,093
Santander US Debt SA Unipersonal (Spain),
Bank Gtd. Notes, 144A
3.724%	01/20/15			2,500	2,549,817
Stadshypotek AB (Sweden),
Covered Bonds
4.250%	10/10/17		AUD	3,800	3,391,227
Covered Bonds, 144A
1.875%	10/02/19	(g)		1,900	1,831,220
Turkiye Garanti Bankasi A/S (Turkey),
Sr. Unsec’d. Notes, 144A
2.742%(c)	04/20/16			200	193,500

					104,649,957

Capital Markets
Morgan Stanley,
Notes, MTN
6.625%	04/01/18			1,800	2,106,169

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Capital Markets (continued)
Sr. Unsec’d. Notes
2.875%	07/28/14			100	$101,295
Sr. Unsec’d. Notes, MTN
0.640%(c)	01/16/17		EUR	100	135,662

					2,343,126

Commercial Banks — 0.7%
Australia & New Zealand Banking Group Ltd. (Australia),
Covered Bonds, 144A
1.000%	10/06/16			400	402,594
Banco Bilbao Vizcaya Argentaria SA (Spain),
Covered Bonds
4.125%	01/13/14		EUR	1,400	1,927,584
Banco Santander Brasil SA (Brazil),
Sr. Unsec’d. Notes, 144A
4.250%	01/14/16			1,300	1,340,625
4.500%	04/06/15			2,800	2,877,000
4.625%	02/13/17			1,700	1,768,000
Banco Santander Brazil SA (Brazil),
Sr. Unsec’d. Notes, 144A
2.343%(c)	03/18/14	(g)		300	300,022
Banco Santander Chile (Chile),
Sr. Unsec’d. Notes, 144A
1.842%(c)	01/19/16	(g)		2,000	1,986,000
Banco Santander SA (Spain),
Covered Bonds
3.125%	09/28/15		EUR	300	426,218
Barclays Bank PLC (United Kingdom),
Sr. Unsec’d. Notes
1.283%(c)	01/13/14			4,200	4,201,151
Sub. Notes, 144A
10.179%	06/12/21			2,320	3,066,530
Sub. Notes, MTN
4.750%	02/23/15			1,000	1,013,042
BNP Paribas Home Loan SFH (France),
Covered Bonds, 144A
2.200%	11/02/15			5,500	5,638,600
Deutsche Bank Capital Trust (Germany),
Jr. Sub. Notes, 144A
4.901%(c)	12/29/49	(g)		300	282,750
Dexia Credit Local SA (France),
Gov’t. Liquid Gtd. Notes, 144A
0.718%(c)	04/29/14			2,300	2,303,243
2.750%	01/10/14			8,700	8,703,915
2.750%	04/29/14			5,300	5,339,909
Gov’t. Liquid Gtd. Notes, RegS
2.750%	01/10/14			500	500,225
Dexia Municipal Agency SA (France),
Covered Bonds
5.250%	02/16/17			700	776,108
HBOS Capital Funding LP (United Kingdom),
Bank Gtd. Notes
9.540%(c)	03/29/49		GBP	200	341,227
Nordea Bank AB (Sweden),
Sr. Unsec’d. Notes, 144A
1.143%(c)	01/14/14			3,300	3,301,079
4.875%	01/14/21			600	657,481

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Commercial Banks (continued)
Sberbank of Russia Via SB Capital SA (Russia),
Sr. Unsec’d. Notes, RegS
4.950%	02/07/17			7,000	$7,420,000
6.125%	02/07/22			4,000	4,220,000

					58,793,303

Construction & Engineering — 0.1%
Obrascon Huarte Lain SA (Spain),
Sr. Unsec’d. Notes, MTN
7.375%	04/28/15		EUR	5,600	8,247,847

Consumer Finance
SLM Corp.,
Sr. Unsec’d. Notes, MTN
0.538%(c)	01/27/14			200	199,760

Diversified Financial Services — 0.3%
Bank of America Corp.,
Sr. Unsec’d. Notes
0.503%(c)	10/14/16			500	494,654
4.500%	04/01/15			2,300	2,406,205
Sr. Unsec’d. Notes, MTN
7.375%	05/15/14			200	204,978
Sub. Notes, MTN
1.006%(c)	05/23/17		EUR	600	797,441
Credit Agricole Home Loan SFH (France),
Covered Bonds, 144A
0.992%(c)	07/21/14			2,000	2,006,034
International Lease Finance Corp.,
Sr. Sec’d. Notes, 144A
6.500%	09/01/14			900	930,375
7.125%	09/01/18			3,200	3,704,000
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.450%	03/01/16			4,200	4,405,150
JPMorgan Chase Bank NA,
Sub. Notes
6.000%	10/01/17			900	1,029,707
LeasePlan Corp. NV (Netherlands),
Sr. Unsec’d. Notes, 144A
2.500%	05/16/18	(g)		2,100	2,041,620
Northern Rock Asset Management PLC (United Kingdom),
Covered Bonds
3.625%	04/20/15		EUR	2,000	2,861,090
QNB Finance Ltd. (Qatar),
Bank Gtd. Notes, MTN
2.125%	02/14/18			3,300	3,217,500
Rosneft Finance SA (Russia),
Gtd. Notes, RegS
6.625%	03/20/17			400	442,000
Russian Agricultural Bank OJSC Via RSHB Capital SA (Russia),
Sr. Unsec’d. Notes, 144A
5.298%	12/27/17			1,100	1,133,000
Stone Street Trust,
Sr. Unsec’d. Notes, 144A
5.902%	12/15/15			2,300	2,465,101

					28,138,855

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Electric — 0.2%
Abu Dhabi National Energy Co. (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
2.500%	01/12/18		3,000	$3,000,000
Duquesne Light Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
5.900%	12/01/21		1,000	1,098,855
Entergy Gulf States Louisiana LLC,
First Mortgage
3.950%	10/01/20		1,700	1,772,978
IPALCO Enterprises, Inc.,
Sr. Sec’d. Notes
5.000%	05/01/18		1,000	1,047,500
Korea Hydro & Nuclear Power Co. Ltd. (South Korea),
Sr. Unsec’d. Notes, 144A
3.000%	09/19/22		500	459,141
NV Energy, Inc.,
Sr. Unsec’d. Notes
6.250%	11/15/20		250	289,880
Puget Energy, Inc.,
Sr. Sec’d. Notes
6.500%	12/15/20		1,000	1,137,835
Tokyo Electric Power Co., Inc. (Japan),
General Ref. Mortgage
4.500%	03/24/14	EUR	7,300	10,091,555

				18,897,744

Exploration & Production
CNPC General Capital Ltd. (China),
Gtd. Notes, 144A
1.450%	04/16/16		3,000	2,971,608

Financial Services — 0.4%
CIT Group, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	02/15/15		100	103,625
5.250%	04/01/14		4,200	4,242,000
Citigroup, Inc.,
Notes, MTN
5.500%	10/15/14		188	194,984
Sr. Unsec’d. Notes
6.000%	08/15/17		2,000	2,279,520
6.125%	11/21/17		500	576,355
Sr. Unsec’d. Notes, MTN
7.375%	06/16/14	EUR	1,700	2,408,570
Sub. Notes, MTN
0.974%(c)	05/31/17	EUR	800	1,070,299
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
5.625%	09/15/15		1,000	1,076,270
7.000%	04/15/15		2,000	2,152,734
8.700%	10/01/14		5,800	6,140,019
HSBC Finance Corp.,
Sr. Unsec’d. Notes
0.669%(c)	06/01/16		1,700	1,697,270
LBG Capital No. 1 PLC (United Kingdom),
Bank Gtd. Notes, 144A
8.500%(c)	12/29/49		3,800	4,055,820
Lehman Brothers Holdings, Inc.,
Sr. Unsec’d. Notes(i)
2.851%	12/23/24		200	42,000

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Financial Services (continued)
2.907%	11/16/24			400	$84,000
5.625%	01/24/14			4,800	1,020,000
6.875%	01/24/14			900	194,625
Merrill Lynch & Co., Inc.,
Sr. Unsec’d. Notes
0.525%(c)	05/30/14		EUR	400	550,266
Sr. Unsec’d. Notes, MTN
0.670%(c)	07/22/14		EUR	200	275,361
6.875%	04/25/18			1,600	1,891,789
Nykredit Realkredit A/S (Denmark),
Covered Bonds
2.000%	01/01/15		DKK	10,500	1,967,945
Pearson Dollar Finance Two PLC (United Kingdom),
Gtd. Notes, 144A
6.250%	05/06/18			1,000	1,140,683
UBS AG (Switzerland),
Sr. Unsec’d. Notes
5.875%	12/20/17			100	114,753

					33,278,888

Financial–Bank & Trust — 0.2%
Achmea Hypotheekbank NV (Netherlands),
Gov’t. Liquid Gtd. Notes, 144A
3.200%	11/03/14			304	311,120
Export-Import Bank of Korea (South Korea),
Sr. Unsec’d. Notes
4.000%	01/29/21			300	307,696
5.000%	04/11/22			2,600	2,822,279
8.125%	01/21/14			1,300	1,304,839
Inter-American Development Bank (Supranational Bank),
Notes, MTN
6.000%	02/26/21		AUD	2,800	2,707,876
Kreditanstalt Fuer Wiederaufbau (Germany),
Gov’t. Gtd. Notes, MTN
6.000%	08/20/20		AUD	1,400	1,350,223
6.250%	05/19/21		AUD	2,200	2,144,573
Royal Bank of Scotland PLC (The) (United Kingdom),
Bank Gtd. Notes
4.375%	03/16/16			2,100	2,241,099
Sub. Notes
3.485%(c)	10/27/14		AUD	2,100	1,859,145
Westpac Banking Corp. (Australia),
Covered Bonds, 144A
1.850%	11/26/19	(g)		2,200	2,160,620
Gov’t. Liquid Gtd. Notes, 144A
3.585%	08/14/14			700	713,890

					17,923,360

Food Products — 0.1%
BRF SA (Brazil),
Gtd. Notes, 144A
5.875%	06/06/22			4,000	3,992,000

Insurance
American International Group, Inc.,
Sr. Unsec’d. Notes
8.250%	08/15/18			2,000	2,501,760

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Insurance (continued)
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
5.750%	09/15/15	89	$96,132

			2,597,892

Internet Software & Services — 0.1%
Baidu, Inc. (China),
Sr. Unsec’d. Notes
3.250%	08/06/18	3,900	3,942,112

Media
New York Times Co. (The),
Sr. Unsec’d. Notes
5.000%	03/15/15	800	834,000
Time Warner Cable, Inc.,
Gtd. Notes
5.875%	11/15/40	1,000	865,046

			1,699,046

Metals & Mining — 0.2%
ALROSA Finance SA (Russia),
Gtd. Notes, 144A
7.750%	11/03/20	600	665,100
Gtd. Notes, RegS
7.750%	11/03/20	1,200	1,330,200
AngloGold Ashanti Holdings PLC (South Africa),
Gtd. Notes
5.375%	04/15/20	3,500	3,272,500
Barrick North America Finance LLC (Canada),
Gtd. Notes
4.400%	05/30/21	700	673,992
Gerdau Trade, Inc. (Brazil),
Gtd. Notes, 144A
5.750%	01/30/21	3,400	3,468,000
Gold Fields Orogen Holding BVI Ltd. (South Africa),
Gtd. Notes, 144A
4.875%	10/07/20	5,800	4,690,280
Mongolian Mining Corp. (Mongolia),
Gtd. Notes, 144A, RegS
8.875%	03/29/17	2,800	2,212,000
Walter Energy, Inc.,
Gtd. Notes
8.500%	04/15/21	3,350	2,788,875

			19,100,947

Oil & Gas — 0.4%
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
5.875%	09/18/23	7,000	7,385,000
Harvest Operations Corp. (South Korea),
Gtd. Notes, 144A
2.125%	05/14/18	2,100	2,047,630
KazMunayGas National Co.JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A
5.750%	04/30/43	1,600	1,380,320
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes, 144A
4.300%	05/20/23	4,200	3,654,000

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Petrobras Global Finance Bv (Brazil),
Gtd. Notes
3.000%	01/15/19	1,500	$1,403,748
Petroleos de Venezuela SA (Venezuela),
Gtd. Notes, RegS
5.250%	04/12/17	7,300	5,383,750
Phillips 66,
Gtd. Notes
4.300%	04/01/22	8,700	8,841,079
Rosneft Oil Co. via Rosneft International Finance Ltd. (Russia),
Sr. Unsec’d. Notes, 144A
3.149%	03/06/17	3,600	3,645,000
Thai Oil PCL (Thailand),
Sr. Unsec’d. Notes, 144A
3.625%	01/23/23	3,000	2,666,958

			36,407,485

Oil, Gas & Consumable Fuels — 0.2%
Gazprom OAO Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes, RegS
8.146%	04/11/18	7,000	8,242,500
Shell International Finance BV (Netherlands),
Gtd. Notes
0.306%(c)	11/10/15	1,700	1,700,615
0.449%(c)	11/15/16	1,400	1,401,186
Statoil ASA (Norway),
Gtd. Notes
0.698%(c)	11/08/18	4,500	4,521,452

			15,865,753

Pharmaceuticals
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
6.000%	06/15/17	250	279,747
Valeant Pharmaceuticals International,
Gtd. Notes, 144A
6.750%	08/15/21	2,200	2,332,000

			2,611,747

Pipelines
Spectra Energy Capital LLC,
Gtd. Notes
6.200%	04/15/18	700	789,788

Real Estate Investment Trusts (REITs) — 0.1%
American Tower Corp.,
Sr. Unsec’d. Notes
7.000%	10/15/17	2,200	2,535,705
Goodman Funding Pty Ltd. (Australia),
Gtd. Notes, 144A
6.375%	11/12/20	4,200	4,632,125
6.375%	04/15/21	2,325	2,569,118
Health Care REIT, Inc.,
Sr. Unsec’d. Notes
5.875%	05/15/15	300	319,655
Kilroy Realty LP,
Gtd. Notes
5.000%	11/03/15	900	958,699

			11,015,302

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Retail — 0.1%
Limited Brands, Inc.,
Sr. Unsec’d. Notes
6.900%	07/15/17		1,700	$1,955,000
Macy’s Retail Holdings, Inc.,
Gtd. Notes
5.750%	07/15/14		1,400	1,437,461

				3,392,461

Telecommunications — 0.2%
America Movil SAB de CV (Mexico),
Sr. Unsec’d. Notes
6.450%	12/05/22	MXN	65,000	4,587,666
Lynx I Corp. (United Kingdom),
Sr. Sec’d. Notes, 144A
6.000%	04/15/21	GBP	1,200	2,041,796
Qtel International Finance Ltd. (Qatar),
Gtd. Notes, RegS
4.750%	02/16/21		4,000	4,200,000
Sprint Communications, Inc.,
Sr. Unsec’d. Notes
8.375%	08/15/17		1,400	1,620,500
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (Russia),
Sr. Unsec’d. Notes, 144A
9.125%	04/30/18		1,100	1,289,750
VimpelCom Holdings BV (Russia),
Gtd. Notes, 144A
5.200%	02/13/19		3,500	3,500,000
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes
5.500%	01/15/21	GBP	1,000	1,663,824

				18,903,536

Transportation — 0.1%
Con-way, Inc.,
Sr. Unsec’d. Notes
7.250%	01/15/18		400	459,757
RZD Capital Ltd. (Russia),
Sr. Unsec’d. Notes, RegS
7.487%	03/25/31	GBP	1,500	2,695,072

				3,154,829

TOTAL CORPORATE BONDS (cost $419,518,148)				423,327,119

FOREIGN GOVERNMENT BONDS — 4.4%
Australia Government Bond (Australia),
Sr. Unsec’d. Notes
5.500%	04/21/23	AUD	4,400	4,340,244
5.750%	05/15/21	AUD	4,000	3,995,750
Belgium Government International Bond (Belgium),
Sr. Unsec’d. Notes, MTN, 144A
2.750%	03/05/15		700	718,284
Brazil Notas do Tesouro Nacional (Brazil),
Notes
10.000%	01/01/23	BRL	1,220	435,890
Bundesrepublik Deutschland (Germany),
Bonds
1.500%	05/15/23	EUR	1,000	1,327,775

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond (Germany),
Bonds, TIPS
0.750%	04/15/18	EUR	6,300	$9,550,553
Chile Government International Bond (Chile),
Sr. Unsec’d. Notes
3.875%	08/05/20		800	832,000
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
7.375%	03/18/19		1,000	1,202,000
Council of Europe Development Bank (Supranational Bank),
Sr. Unsec’d. Notes, MTN
5.625%	12/14/15	AUD	3,862	3,604,252
5.750%	09/16/14	AUD	2,400	2,186,403
Deutsche Bundesrepublik Inflation Linked (Germany),
Bonds, TIPS
0.100%	04/15/23	EUR	800	1,108,806
Development Bank of Japan, Inc. (Japan),
Gov’t. Gtd. Notes
1.050%	06/20/23	JPY	150,000	1,464,401
European Bank for Reconstruction & Development (Supranational Bank),
Sr. Unsec’d. Notes, MTN
0.500%	09/01/23	AUD	600	324,786
European Investment Bank (Supranational Bank),
Sr. Unsec’d. Notes, MTN
0.500%	08/10/23	AUD	2,900	1,617,397
Export Development Canada (Canada),
Sr. Unsec’d. Notes
3.875%	03/16/17	NZD	2,800	2,258,530
France Government Bond OAT (France),
Bonds
1.000%	05/25/18	EUR	11,700	16,056,894
1.000%	11/25/18	EUR	1,000	1,361,026
3.250%	05/25/45	EUR	2,800	3,702,140
3.500%	04/25/26	EUR	1,300	1,920,341
4.000%	10/25/38	EUR	4,600	7,041,436
4.500%	04/25/41	EUR	8,800	14,545,847
Instituto de Credito Oficial (Spain),
Gov’t. Gtd. Notes, RegS
2.044%(c)	03/25/14	EUR	600	824,350
Gov’t. Gtd. Notes, MTN
4.000%	12/08/14	GBP	1,200	2,021,567
4.530%	03/17/16	CAD	100	96,126
5.000%	04/10/17		500	534,196
6.125%	02/27/14	AUD	500	445,590
International Bank for Reconstruction & Development (Supranational Bank),
Sr. Unsec’d. Notes, MTN
4.500%	08/16/16	NZD	1,000	825,965
Italy Buoni Poliennali del Tesoro (Italy),
Bonds
3.000%	11/01/15	EUR	400	567,823
3.500%	11/01/17	EUR	4,700	6,747,536
3.500%	06/01/18	EUR	16,100	23,045,592
4.500%	07/15/15	EUR	100	144,407
4.500%	08/01/18	EUR	9,300	13,867,862
4.500%	03/01/19	EUR	2,400	3,567,809
4.750%	05/01/17	EUR	1,400	2,088,540
4.750%	06/01/17	EUR	6,800	10,143,403
5.250%	08/01/17	EUR	800	1,214,283
Bonds, TIPS
1.700%	09/15/18	EUR	2,200	3,061,577

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
2.100%	09/15/16	EUR	3,100	$4,697,481
2.100%	09/15/17	EUR	2,600	4,261,888
2.100%	09/15/21	EUR	200	289,742
3.100%	09/15/26	EUR	100	148,279
Junta de Castilla y Leon (Spain),
Sr. Unsec’d. Notes
6.270%	02/19/18	EUR	2,700	4,142,972
Korea Finance Corp. (South Korea),
Sr. Unsec’d. Notes
3.250%	09/20/16		1,000	1,042,750
Mexican Bonos (Mexico),
Bonds
4.750%	06/14/18	MXN	10,100	755,094
6.500%	06/09/22	MXN	21,000	1,625,950
7.000%	06/19/14	MXN	120,000	9,335,084
10.000%	12/05/24	MXN	4,900	479,218
Mexican Bonos de Proteccion al Ahorro (Mexico),
Bonds
3.990%(c)	01/04/18	MXN	53,400	4,152,411
4.010%(c)	01/30/20	MXN	54,700	4,236,392
Mexican Udibonos (Mexico),
Bonds, TIPS
4.000%	11/15/40	MXN	1,400	553,153
New South Wales Treasury Corp. (Australia),
Local Gov’t. Gtd. Notes
2.500%	11/20/35	AUD	600	625,914
2.750%	11/20/25	AUD	500	558,570
6.000%	03/01/22	AUD	2,800	2,762,688
New Zealand Government (New Zealand),
Sr. Unsec’d. Notes
2.000%	09/20/25	NZD	9,200	7,080,962
5.000%	03/15/19	NZD	10,400	8,857,213
5.500%	04/15/23	NZD	5,700	4,957,938
6.000%	12/15/17	NZD	1,500	1,324,890
6.000%	05/15/21	NZD	6,200	5,557,284
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
8.375%	06/17/19		1,000	1,275,000
Province of British Columbia (Canada),
Bonds
4.300%	06/18/42	CAD	300	296,159
Province of Ontario (Canada),
Bonds
4.000%	06/02/21	CAD	2,900	2,891,974
Sr. Unsec’d. Notes
2.450%	06/29/22		800	739,816
Sr. Unsec’d. Notes, MTN
4.000%	10/07/19		600	649,524
Unsec’d. Notes
3.150%	06/02/22	CAD	7,500	6,944,905
Province of Quebec (Canada),
Bonds
5.000%	12/01/41	CAD	200	209,945
Notes
4.250%	12/01/21	CAD	1,100	1,105,519
Notes, MTN
7.295%	07/22/26		2,400	3,069,319
Sr. Unsec’d. Notes
2.750%	08/25/21		2,200	2,122,450

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Unsec’d. Notes
3.500%	12/01/22		CAD	1,600	$1,504,490
Republic of Indonesia (Indonesia),
Sr. Unsec’d. Notes, 144A
6.875%	03/09/17			5,940	6,593,400
Sr. Unsec’d. Notes, RegS
6.625%	02/17/37			1,000	1,009,000
6.875%	01/17/18			1,800	2,013,300
Republic of Italy (Italy),
Sr. Unsec’d. Notes, MTN
6.000%	08/04/28		GBP	2,100	3,600,616
Republic of Peru (Peru),
Sr. Unsec’d. Notes
7.125%	03/30/19			3,600	4,351,500
Republic of Slovenia (Slovenia),
Sr. Notes, 144A
4.700%	11/01/16	(g)	EUR	5,900	8,345,143
Sr. Unsec’d. Notes
5.125%	03/30/26		EUR	1,000	1,373,284
Republic of South Africa (South Africa),
Bonds
8.000%	12/21/18		ZAR	6,700	660,493
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, MTN
4.875%	11/07/19		EUR	500	735,452
Russian Foreign Bond (Russia),
Sr. Unsec’d. Notes, RegS
5.625%	04/04/42			400	398,000
7.500%	03/31/30			5,005	5,831,826
Spanish Government Bond (Spain),
Bonds
3.150%	01/31/16		EUR	800	1,134,730
3.300%	07/30/16		EUR	4,300	6,118,009
3.750%	10/31/18		EUR	15,300	22,011,920
4.500%	01/31/18		EUR	9,800	14,509,029
5.850%	01/31/22		EUR	2,300	3,590,962
Sr. Unsec’d. Notes
3.800%	01/31/17		EUR	2,200	3,181,238
5.500%	07/30/17		EUR	7,900	12,061,384
Sr. Unsec’d. Notes, 144A
4.400%	10/31/23		EUR	1,000	1,400,605
5.400%	01/31/23		EUR	1,700	2,568,827
Sr. Unsec’d. Notes, MTN
5.250%	04/06/29		GBP	200	313,917
State of North Rhine-Westphalia (Germany),
Sr. Unsec’d. Notes, MTN
3.250%	05/28/14		NOK	25,400	4,207,380
United Kingdom Gilt (United Kingdom),
Bonds
4.250%	06/07/32		GBP	800	1,455,852
4.250%	03/07/36		GBP	400	726,899
4.250%	12/07/40		GBP	900	1,645,360
4.500%	12/07/42		GBP	1,800	3,447,446
6.000%	12/07/18		GBP	1,000	2,156,041
Bonds, RegS
4.250%	09/07/39		GBP	600	1,095,287
Unsec’d. Notes
3.250%	01/22/44		GBP	6,100	9,308,389
4.500%	09/07/34		GBP	1,200	2,253,070

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
United Kingdom Gilt Inflation Linked, TIPS (United Kingdom),
Bonds
2.500%	07/26/16	GBP	200	$1,120,620
Xunta de Galicia (Spain),
Sr. Unsec’d. Notes
5.763%	04/03/17	EUR	3,500	5,238,916
6.131%	04/03/18	EUR	300	460,219

TOTAL FOREIGN GOVERNMENT BONDS (cost $365,693,011)				371,964,469

MUNICIPAL BONDS — 0.6%
California — 0.3%
Los Angeles Community College District,
General Obligation Unlimited
6.750%	08/01/49		2,700	3,409,938
Los Angeles County Public Works Financing Authority,
Revenue Bonds
7.618%	08/01/40		5,600	6,551,496
San Diego County Regional Airport Authority,
Revenue Bonds
6.628%	07/01/40		1,100	1,164,581
State of California,
General Obligation Unlimited
5.000%	06/01/37		600	611,856
5.000%	11/01/37		1,150	1,175,254
5.000%	04/01/38		1,200	1,221,960
University of California,
Revenue Bonds
5.000%	05/15/25		600	673,278
5.000%	05/15/26		1,000	1,110,830
5.000%	05/15/27		2,560	2,819,942
5.000%	05/15/28		600	655,524
5.000%	05/15/29		3,900	4,229,862

				23,624,521

Illinois
Chicago Transit Authority,
Revenue Bonds
6.899%	12/01/40		600	672,552

Kentucky
Kentucky State Property & Building Commission,
Revenue Bonds
5.373%	11/01/25		600	613,524

New Jersey
New Jersey State Turnpike Authority,
Revenue Bonds
5.000%	01/01/25		300	332,532
5.000%	01/01/26		600	656,844
5.000%	01/01/27		500	539,050

				1,528,426

New York — 0.2%
New York City Municipal Water Finance Authority,
Revenue Bonds
5.750%	06/15/40		500	550,305
New York City Transitional Finance Authority,
Revenue Bonds
4.725%	11/01/23		200	212,520
4.905%	11/01/24		200	212,878
5.075%	11/01/25		200	215,208

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
MUNICIPAL BONDS (continued)
New York (continued)
New York State Urban Development Corp.,
Revenue Bonds
5.000%	03/15/23		2,000	$2,274,580
Port Authority of New York & New Jersey,
Revenue Bonds
4.458%	10/01/62		3,500	2,967,440
5.750%	11/01/30		1,200	1,303,596
Triborough Bridge & Tunnel Authority,
Revenue Bonds
5.000%	11/15/25		3,600	4,047,768

				11,784,295

Ohio
American Municipal Power, Inc.,
Revenue Bonds
5.939%	02/15/47		700	719,047
8.084%	02/15/50		800	1,058,944

				1,777,991

Texas — 0.1%
Dallas/Fort Worth International Airport,
Revenue Bonds
5.000%	11/01/32		7,200	7,053,264

TOTAL MUNICIPAL BONDS (cost $49,448,595)				47,054,573

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.3%
Adjustable Rate Mortgage Trust,
Series 2005-5, Class 2A1
2.802%(c)	09/25/35		272	239,705
American General Mortgage Loan Trust,
Series 2010-1A, Class A1, 144A
5.150%(c)	03/25/58		643	648,839
American Home Mortgage Investment Trust,
Series 2005-2, Class 4A1
1.847%(c)	09/25/45		203	186,296
Banc of America Funding Corp.,
Series 2006-8T2, Class A10
5.753%	10/25/36		54	42,974
Series 2006-J, Class 4A1
3.694%(c)	01/20/47		1,557	1,244,548
Banc of America Mortgage Securities, Inc.,
Series 2005-D, Class 2A7
2.862%(c)	05/25/35		974	883,137
Series 2005-E, Class 2A1
2.794%(c)	06/25/35		111	103,219
Series 2005-H, Class 2A1
2.774%(c)	09/25/35		57	53,316
Series 2005-H, Class 2A5
2.774%(c)	09/25/35		679	635,962
Bancaja 8 Fondo de Titulizacion de Activos (Spain),
Series 8, Class A
0.334%(c)	10/25/37	EUR	560	670,843
BCAP LLC Trust,
Series 2011-RR4, Class 7A2, 144A
12.414%(c)	04/26/37		326	93,782
Series 2011-RR4, Class 8A2, 144A
10.837%(c)	02/26/36		2,700	913,507

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2011-RR5, Class 5A1, 144A
5.250%	08/26/37	803	$813,309
Series 2011-RR5, Class 12A1, 144A
5.222%(c)	03/26/37	275	251,946
Series 2011-RR5, Class 12A2, 144A
5.222%(c)	03/26/37	2,600	761,262
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-5, Class 1A2
2.548%(c)	08/25/33	14	13,353
Series 2003-7, Class 6A
2.636%(c)	10/25/33	9	9,228
Series 2003-9, Class 2A1
2.831%(c)	02/25/34	158	155,012
Series 2004-2, Class 22A
2.817%(c)	05/25/34	28	26,699
Series 2004-10, Class 13A1
2.547%(c)	01/25/35	159	154,130
Series 2004-10, Class 21A1
2.848%(c)	01/25/35	262	259,681
Series 2004-10, Class 22A1
2.588%(c)	01/25/35	92	88,732
Series 2005-1, Class 2A1
2.797%(c)	03/25/35	65	63,252
Series 2005-2, Class A1
2.600%(c)	03/25/35	207	208,328
Series 2005-2, Class A2
2.793%(c)	03/25/35	51	51,298
Series 2005-4, Class 3A1
2.706%(c)	08/25/35	901	814,565
Series 2005-5, Class A1
2.210%(c)	08/25/35	18	17,552
Series 2005-5, Class A2
2.250%(c)	08/25/35	463	463,210
Series 2005-8, Class A3, 144A
5.147%(c)	08/25/35	229	230,594
Bear Stearns Alt-A Trust,
Series 2005-4, Class 23A1
2.649%(c)	05/25/35	2,425	2,288,699
Series 2005-7, Class 22A1
2.705%(c)	09/25/35	344	299,390
Series 2005-9, Class 24A1
2.550%(c)	11/25/35	168	128,946
Series 2005-10, Class 24A1
2.328%(c)	01/25/36	297	210,236
Series 2006-2, Class 23A1
2.700%(c)	03/25/36	292	201,519
Series 2006-4, Class 21A1
2.562%(c)	08/25/36	256	173,847
Series 2006-5, Class 2A2
2.801%(c)	08/25/36	387	271,180
Series 2006-6, Class 32A1
2.598%(c)	11/25/36	519	355,984
Series 2006-8, Class 3A1
0.325%(c)	02/25/34	123	115,541
Bear Stearns Structured Products, Inc.,
Series 2007-R6, Class 1A1
2.045%(c)	01/26/36	1,787	1,358,304
Series 2007-R6, Class 2A1

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
2.492%(c)	12/26/46		1,027	$600,669
Berica ABS SRL (Italy),
Series 2011-1, Class A1
0.522%(c)	12/30/55	EUR	4,607	6,096,482
Berica Residential MBS Srl (Italy),
Series 8, Class A
0.537%(c)	03/31/48	EUR	2,302	2,969,049
Chase Mortgage Finance Trust,
Series 2007-A1, Class 1A1
2.722%(c)	02/25/37		177	179,348
Citigroup Mortgage Loan Trust,
Series 2005-11, Class A2A
2.510%(c)	10/25/35		2,167	2,114,800
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB2, Class 2A
2.829%(c)	03/25/34		81	81,104
Series 2005-6, Class A1
2.200%(c)	09/25/35		28	27,921
Series 2005-6, Class A2
2.290%(c)	09/25/35		48	46,851
Series 2005-10, Class 1A2A
2.594%(c)	12/25/35		83	55,810
Countrywide Alternative Loan Trust,
Series 2005-21CB, Class A3
5.250%	06/25/35		19	16,333
Series 2005-56, Class 2A2
2.025%(c)	11/25/35		25	19,573
Series 2005-56, Class 2A3
1.485%(c)	11/25/35		25	19,023
Series 2005-62, Class 2A1
1.075%(c)	12/25/35		495	373,475
Series 2005-76, Class 2A1
1.128%(c)	02/25/36		25	20,923
Series 2005-81, Class A1
0.445%(c)	02/25/37		2,616	1,968,358
Series 2006-2CB, Class A14
5.500%	03/25/36		57	44,232
Series 2006-15CB, Class A1
6.500%	06/25/36		140	103,523
Series 2006-OA11, Class A1B
0.356%(c)	09/25/46		151	108,982
Series 2006-OA14, Class 2A1
0.355%(c)	11/25/46		259	197,276
Series 2006-OA19, Class A1
0.347%(c)	02/20/47		886	580,855
Series 2006-OA22, Class A1
0.325%(c)	02/25/47		218	183,735
Series 2007-OA4, Class A1
0.335%(c)	05/25/47		1,011	858,240
Series 2007-16CB, Class 5A1
6.250%	08/25/37		50	40,100
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-12, Class 11A1
2.823%(c)	08/25/34		164	143,876
Series 2004-12, Class 12A1
2.665%(c)	08/25/34		477	440,165
Series 2004-22, Class A3
2.504%(c)	11/25/34		32	29,798

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2004-HYB5, Class 2A1
2.522%(c)	04/20/35		118	$119,670
Series 2005-2, Class 1A1
0.485%(c)	03/25/35		1,047	766,952
Series 2005-9, Class 1A1
0.465%(c)	05/25/35		1,028	899,323
Series 2005-HYB6, Class 5A1
5.005%(c)	10/20/35		282	231,794
Series 2005-HYB9, Class 5A1
2.376%(c)	02/20/36		473	362,459
Series 2005-R2, Class 1AF1, 144A
0.505%(c)	06/25/35		39	33,467
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2003-AR20, Class 2A1
2.438%(c)	08/25/33		26	25,895
Series 2004-AR6, Class 9A2
0.905%(c)	10/25/34		97	93,816
Credit Suisse Mortgage Capital Certificates,
Series 2007-3, Class 1A6A
5.579%(c)	04/25/37		277	166,965
Credit SuisseCommercial Mortgage,
Series 2010-18R, Class 4A4, 144A
2.550%(c)	04/26/38		1,700	1,639,976
Crusade Global Trust (United Kingdom),
Series 2005-2, Class A2
2.798%(c)	08/14/37	AUD	560	494,911
Deutsche Alt-A Securities, Inc. Alternate Loan Trust,
Series 2006-AB4, Class A6A2
5.886%	10/25/36		124	91,423
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust,
Series 2003-3, Class 3A1
5.000%	10/25/18		181	185,864
Series 2006-AB4, Class A1B1
0.265%(c)	10/25/36		16	9,071
Eurosail PLC (United Kingdom),
Series 2006-4X, Class A3C
0.683%(c)	12/10/44	GBP	2,333	3,634,454
Fannie Mae REMICS,
Series 2005-54, Class ZM
4.500%	06/25/35		147	159,352
Series 2006-16, Class FC
0.465%(c)	03/25/36		91	91,267
Series 2006-118, Class A2
0.226%(c)	12/25/36		126	123,031
Series 2011-3, Class FA
0.845%(c)	02/25/41		497	497,925
FHLMC Structured Pass-Through Securities,
Series T-61, Class 1A1
1.540%(c)	07/25/44		393	399,946
First Horizon Alternative Mortgage Securities,
Series 2005-AA1, Class 1A1
2.278%(c)	03/25/35		779	615,189
First Horizon Asset Securities, Inc.,
Series 2007-AR1, Class 1A1
2.632%(c)	05/25/37		654	525,432
Fosse Master Issuer PLC (United Kingdom),
Series 2012-1A, Class 2B2, 144A
2.617%(c)	10/18/54	GBP	2,000	3,371,127

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac Reference REMICS,
Series R006, Class ZA
6.000%	04/15/36		365	$398,088
Freddie Mac REMICS,
Series 2906, Class GZ
5.000%	09/15/34		627	673,635
Series 3172, Class FK
0.618%(c)	08/15/33		517	520,323
Series 3174, Class FM
0.408%(c)	05/15/36		34	34,066
Freddie Mac Strips,
Series 278, Class F1
0.618%(c)	09/15/42		1,411	1,391,759
Gosforth Funding PLC (United Kingdom),
Series 2011-1, Class A2
1.966%(c)	04/24/47	GBP	648	1,084,714
Government National Mortgage Assoc.,
Series 2007-8, Class FA
0.468%(c)	03/20/37		462	463,010
Granite Master Issuer PLC (United Kingdom),
Series 2005-1, Class A4
0.367%(c)	12/20/54		684	676,099
Granite Mortgages PLC (United Kingdom),
Series 2003-2, Class 1A3
0.742%(c)	07/20/43		664	660,859
Greenpoint Mortgage Pass-Through Certificates,
Series 2003-1, Class A1
2.793%(c)	10/25/33		745	736,515
GSR Mortgage Loan Trust,
Series 2003-1, Class A2
1.860%(c)	03/25/33		10	9,483
Series 2005-AR1, Class 1A1
3.014%(c)	01/25/35		55	55,232
Series 2005-AR2, Class 2A1
2.747%(c)	04/25/35		499	490,674
Series 2005-AR3, Class 6A1
2.870%(c)	05/25/35		518	469,587
Series 2006-AR1, Class 2A1
2.627%(c)	01/25/36		277	258,069
Harborview Mortgage Loan Trust,
Series 2003-1, Class A
2.530%(c)	05/19/33		32	32,152
Series 2004-1, Class 2A
2.477%(c)	04/19/34		171	170,135
Series 2005-2, Class 2A1A
0.386%(c)	05/19/35		818	713,052
Series 2005-4, Class 3A1
2.738%(c)	07/19/35		58	50,105
Series 2005-10, Class 2A1A
0.476%(c)	11/19/35		874	723,489
Series 2006-1, Class 2A1A
0.406%(c)	03/19/36		558	406,700
Series 2006-5, Class 2A1A
0.346%(c)	07/19/46		145	99,173
Series 2006-SB1, Class A1A
0.993%(c)	12/19/36		531	416,657

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Holmes Master Issuer PLC (United Kingdom),
Series 2011-1A, Class A3, 144A
1.577%(c)	10/15/54	EUR	1,023	$1,414,286
Indymac INDA Mortgage Loan Trust,
Series 2005-AR1, Class 2A1
2.785%(c)	11/25/35		127	110,864
Indymac Index Mortgage Loan Trust,
Series 2005-AR12, Class 2A1A
0.405%(c)	07/25/35		83	75,520
Series 2006-AR12, Class A1
0.355%(c)	09/25/46		383	317,669
JPMorgan Mortgage Trust,
Series 2003-A2, Class 3A1
1.990%(c)	11/25/33		16	16,250
Series 2005-A2, Class 7CB1
3.339%(c)	04/25/35		126	128,460
Series 2005-A6, Class 2A1
2.758%(c)	08/25/35		69	68,610
Series 2005-ALT1, Class 3A1
2.482%(c)	10/25/35		162	130,950
Series 2006-A1, Class 3A2
2.701%(c)	02/25/36		82	72,095
Series 2007-A1, Class 1A1
2.774%(c)	07/25/35		77	76,667
Series 2007-S3, Class 1A90
7.000%	08/25/37		398	361,208
Lanark Master Issuer PLC (United Kingdom),
Series 2012-2A, Class 1A, 144A
1.638%(c)	12/22/54		1,332	1,351,546
Leek Finance Number Eighteen PLC (United Kingdom),
Series 18A, Class A2D, 144A
0.510%(c)	09/21/38		3,891	3,998,259
Ludgate Funding PLC (United Kingdom),
Series 2007-1, Class A2B
0.384%(c)	01/01/61	EUR	2,400	2,978,437
Mansard Mortgages PLC (United Kingdom),
Series 2007-2X, Class A1
1.175%(c)	12/15/49	GBP	3,659	5,838,761
MASTR Adjustable Rate Mortgages Trust,
Series 2003-6, Class 2A1
2.187%(c)	12/25/33		195	191,047
Merrill Lynch Mortgage Investors, Inc.,
Series 2003-A2, Class 1A1
2.229%(c)	02/25/33		93	88,082
Series 2005-A8, Class A3A2
0.415%(c)	08/25/36		28	26,366
Series 2005-A10, Class A
0.375%(c)	02/25/36		235	213,743
MLCC Mortgage Investors, Inc.,
Series 2005-2, Class 1A
1.599%(c)	10/25/35		88	85,403
Series 2005-2, Class 2A
2.380%(c)	10/25/35		646	645,404
Morgan Stanley Mortgage Loan Trust,
Series 2006-8AR, Class 5A4
2.184%(c)	06/25/36		214	197,485

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
NCUA Guaranteed Notes,
Series 2010-R1, Class 1A
0.624%(c)	10/07/20			387	$388,952
Series 2010-R2, Class 1A
0.544%(c)	11/06/17			376	376,591
Series 2010-R3, Class 1A
0.729%(c)	12/08/20			301	303,138
Series 2010-R3, Class 2A
0.729%(c)	12/08/20			2,191	2,213,939
Newgate Funding PLC (United Kingdom),
Series 2006-1, Class MB
0.463%(c)	12/01/50		EUR	704	852,011
Series 2007-3X, Class A2B
0.877%(c)	12/15/50		EUR	3,100	4,008,438
Series 2007-3X, Class A3
1.517%(c)	12/15/50		GBP	1,600	2,408,815
Series 2007-3X, Class BA
1.775%(c)	12/15/50		GBP	400	573,015
Permanent Master Issuer PLC (United Kingdom),
Series 2011-1A, Class 1A1, 144A
1.643%(c)	07/15/42	(g)		1,700	1,708,194
Series 2011-1A, Class 1A3, 144A
1.527%(c)	07/15/42		EUR	3,800	5,229,090
Provident Funding Mortgage Loan Trust,
Series 2003-1, Class A
2.504%(c)	08/25/33			89	88,877
Puma Finance Ltd. (Australia),
Series G5, Class A1, 144A
0.379%(c)	02/21/38			126	124,306
RALI Trust,
Series 2005-QS13, Class 2A3
5.750%	09/25/35			207	182,075
Residential Accredit Loans, Inc.,
Series 2006-QO6, Class A1
0.345%(c)	06/25/46			823	379,500
Series 2007-QO2, Class A1
0.315%(c)	02/25/47			405	227,618
Residential Asset Securitization Trust,
Series 2005-A4, Class A1
0.615%(c)	04/25/35			487	359,819
Series 2006-R1, Class A2
0.565%(c)	01/25/46			121	63,440
Residential Funding Mortgage Securities I,
Series 2005-SA4, Class 1A21
3.063%(c)	09/25/35			496	403,538
Series 2006-SA1, Class 2A1
3.882%(c)	02/25/36			102	86,523
ResLoC UK PLC (United Kingdom),
Series 2007-1X, Class A3B
0.677%(c)	12/15/43		GBP	1,062	1,586,739
Series 2007-1X, Class M1B
0.745%(c)	12/15/43		GBP	1,097	1,579,001
RMAC PLC (United Kingdom),
Series 2004-NSP4, Class A2
0.714%(c)	12/12/36		GBP	1,259	1,909,646
Sequoia Mortgage Trust,
Series 2007-3, Class 1A1
0.384%(c)	07/20/36			243	218,415

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1, Class 4A1
2.906%(c)	02/25/34		285	$285,152
Series 2004-4, Class 3A2
2.495%(c)	04/25/34		44	44,380
Series 2004-12, Class 7A1
2.576%(c)	09/25/34		42	42,505
Series 2004-18, Class 5A
5.500%(c)	12/25/34		66	63,604
Series 2005-18, Class 6A1
2.557%(c)	09/25/35		814	772,383
Structured Asset Mortgage Investments, Inc.,
Series 2004-AR5, Class 1A1
0.826%(c)	10/19/34		16	15,249
Series 2005-AR5, Class A2
0.434%(c)	07/19/35		372	355,818
Series 2006-AR3, Class 12A1
0.385%(c)	05/25/36		236	171,970
Series 2007-AR4, Class A3
0.385%(c)	09/25/47		700	526,677
Structured Asset Securities Corp.,
Series 2006-11, Class A1, 144A
2.630%(c)	10/28/35		40	38,167
Superannuation Members Home Loan Programme (The) (Australia),
Series 2009-3, Class A1
3.985%(c)	11/07/40	AUD	239	212,660
SWAN Trust (Australia),
Series 2006-1E, Class A2
2.880%(c)	05/12/37	AUD	199	176,211
TBW Mortgage Backed Pass-Through Certificates,
Series 2006-4, Class A6
5.970%	09/25/36		284	59,433
Thornburg Mortgage Securities Trust,
Series 2007-3, Class 2A1
1.420%(c)	06/25/47		171	148,221
Series 2007-3, Class 3A1
5.750%(c)	06/25/47		355	330,134
Torrens Trust (Australia),
Series 2007-1, Class A
3.035%(c)	10/19/38	AUD	166	144,170
Wachovia Mortgage Loan Trust LLC,
Series 2007-A, Class 3A1
2.858%(c)	03/20/37		246	223,772
Washington Mutual Alternative Mortgage Pass-Through Certificates,
Series 2005-2, Class 1A3
0.615%(c)	04/25/35		1,507	1,159,083
Series 2006-AR5, Class 3A
1.079%(c)	07/25/46		68	38,081
Washington Mutual Mortgage Pass-Through Certificates,
Series 2002-AR17, Class 1A
1.343%(c)	11/25/42		2	2,230
Series 2003-AR5, Class A7
2.454%(c)	06/25/33		11	11,161
Series 2005-AR10, Class 3A1
5.256%(c)	08/25/35		28	26,673
Series 2005-AR16, Class 1A3
2.467%(c)	12/25/35		1,070	976,594
Series 2006-AR2, Class 2A1

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
4.378%(c)	03/25/36	368	$340,627
Series 2006-AR5, Class A12A
1.123%(c)	06/25/46	105	97,280
Series 2006-AR7, Class 3A
2.463%(c)	07/25/46	379	354,628
Series 2006-AR10, Class 1A2
2.369%(c)	09/25/36	104	90,482
Series 2006-AR13, Class 2A
2.463%(c)	10/25/46	202	189,656
Series 2006-AR15, Class 2A
2.463%(c)	11/25/46	134	123,809
Series 2006-AR19, Class 1A1A
0.874%(c)	01/25/47	230	214,928
Washington Mutual MSC Mortgage Pass-Through Certificates,
Series 2003-AR1, Class 2A
2.063%(c)	02/25/33	10	9,941
Wells Fargo Mortgage-Backed Securities Trust,
Series 2004-S, Class A1
2.617%(c)	09/25/34	75	75,731
Series 2005-AR11, Class 1A1
2.635%(c)	06/25/35	275	274,007
Series 2006-AR2, Class 2A1
2.633%(c)	03/25/36	690	688,781
Series 2006-AR2, Class 2A3
2.633%(c)	03/25/36	493	486,843
Series 2006-AR6, Class 3A1
2.619%(c)	03/25/36	319	311,915
Series 2006-AR8, Class 3A1
2.631%(c)	04/25/36	193	186,186
Series 2006-AR10, Class 5A6
2.612%(c)	07/25/36	382	364,493

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES
(cost $101,650,660)			111,187,738

U.S. GOVERNMENT AGENCY
OBLIGATIONS — 2.5%
Federal Home Loan Mortgage Corp.
2.500%(c)	10/02/19-03/01/35	2,325	2,341,461
4.500%	09/01/41	737	780,989
5.500%	10/01/36	34	37,003
Federal National Mortgage Assoc.
1.344%(c)	11/01/42-07/01/44	233	239,269
1.625%	11/27/18	8,100	8,032,430
2.260%(c)	06/01/35	79	83,880
2.375%(c)	09/01/19	1	1,488
2.500%	01/01/43-04/01/43	16,811	15,233,087
3.500%	08/01/42	990	984,459
4.000%	12/01/40-08/01/41	809	833,040
4.000%	TBA	25,000	25,656,250
4.000%	TBA	64,000	65,880,000
4.295%	06/01/21	2,981	3,257,511
4.500%	03/01/25-11/01/25	326	346,808
4.500%	TBA	6,000	6,337,734
5.000%	04/01/30	589	641,962
5.500%	12/01/36	39	42,571
6.000%	06/01/38	336	373,304

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
1.250%	03/14/14		1,000	$1,002,238
1.875%	09/18/18		8,000	8,052,664
Government National Mortgage Assoc.
2.500%	01/15/43-03/15/43		831	764,517
4.000%	05/15/39-12/15/43		55,000	57,283,675
4.000%	TBA		5,000	5,202,123
4.500%	06/15/40-03/15/41		5,158	5,539,410
Overseas Private Investment Corp., Gov’t. Gtd. Notes
4.140%	05/15/30		1,000	1,052,500

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(cost $212,034,837)				210,000,373

U.S. TREASURY OBLIGATIONS — 12.5%
U.S. Treasury Bonds
2.750%	08/15/42		600	475,406
3.125%	11/15/41	(k)	3,900	3,368,625
3.625%	08/15/43		3,100	2,927,563
U.S. Treasury Inflationary Indexed Bonds, TIPS
0.125%	04/15/16-01/15/23		382,750	380,384,199
0.375%	07/15/23		40,100	38,815,341
0.500%	04/15/15		2,700	2,973,862
0.625%	07/15/21-02/15/43		39,150	38,122,907
0.750%	02/15/42		1,800	1,495,738
1.125%	01/15/21		19,200	21,546,063
1.250%	04/15/14-07/15/20		31,900	36,497,808
1.375%	01/15/20		13,500	15,657,717
1.625%	01/15/15		3,400	4,284,330
1.750%	01/15/28		5,100	6,087,509
1.875%	07/15/15-07/15/19		20,700	25,531,688
2.000%	07/15/14-01/15/26		13,100	17,058,665
2.000%	01/15/14	(h)(k)	9,600	12,126,445
2.010%	01/15/16		8,700	10,910,745
2.125%	01/15/19-02/15/40		9,300	11,295,459
2.375%	01/15/25-01/15/27		46,700	64,133,009
2.500%	01/15/29		10,500	13,423,378
3.375%	04/15/32		600	1,050,365
3.625%	04/15/28		3,150	6,017,276
3.875%	04/15/29		16,100	31,348,652
U.S. Treasury Notes
0.250%	11/30/15-12/31/15		7,800	7,782,802
0.375%	01/15/16		2,500	2,499,023
0.500%	07/31/17		1,400	1,370,578
0.625%	07/15/16-12/15/16		32,600	32,495,040
0.875%	09/15/16-04/30/17		39,000	39,024,679
1.000%	08/31/16-03/31/17		1,900	1,907,750
1.250%	10/31/18-11/30/18		26,800	26,244,828
1.375%	07/31/18		900	891,914
1.500%	07/31/16-12/31/18		134,900	133,416,437
1.750%	05/31/16		300	308,695
2.375%	06/30/18		61,300	63,574,782
3.000%	02/28/17		200	213,125
3.125%	01/31/17		100	106,906
3.250%	03/31/17		700	752,282

TOTAL U.S. TREASURY OBLIGATIONS
(cost $1,067,700,077)				1,056,121,591

TOTAL LONG-TERM INVESTMENTS
(cost $6,631,015,698)				7,662,600,892

	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS — 19.4%
AFFILIATED MONEY MARKET MUTUAL FUND — 10.1%
Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund (cost $848,389,661; includes $237,868,957 of cash collateral for securities on loan)(b)(w)(Note 4)	848,389,661	$848,389,661

	Principal Amount (000)#
REPURCHASE AGREEMENTS(m) — 5.4%
Barclays Capital, Inc.,
0.010%, dated 12/31/13, due 01/02/14 in the amount of $74,700,042	74,700	74,700,000
Barclays Capital, Inc., 0.040%,
dated 12/18/13, due 01/10/14 in the amount of $13,600,348(g)	13,600	13,600,000
Credit Suisse Securities LLC,
0.010%, dated 12/31/13, due 01/02/14 in the amount of $27,800,015	27,800	27,800,000
Deutsche Bank Securities, Inc.,
0.020%, dated 12/31/13, due 01/02/14 in the amount of $67,800,075	67,800	67,800,000
JPMorgan Securities LLC,
0.030%, dated 12/31/13, due 01/02/14 in the amount of $3,400,006	3,400	3,400,000
JPMorgan Securities LLC,
0.050%, dated 12/31/13, due 01/02/14 in the amount of $50,000,139	50,000	50,000,000
Morgan Stanley Co. LLC,
0.020%, dated 12/31/13, due 01/02/14 in the amount of $14,200,016	14,200	14,200,000
Morgan Stanley Co. LLC,
0.020%, dated 12/31/13, due 01/02/14 in the amount of $25,300,028	25,300	25,300,000
Morgan Stanley Co. LLC,
0.020%, dated 12/31/13, due 01/02/14 in the amount of $67,800,075	67,800	67,800,000
RBS Securities, Inc.,
0.020%, dated 12/31/13, due 01/02/14 in the amount of $3,400,004	3,400	3,400,000
RBS Securities, Inc.,
0.020%, dated 12/31/13, due 01/02/14 in the amount of $25,000,028	25,000	25,000,000
RBS Securities, Inc.,
0.080%, dated 12/20/13, due 01/15/14 in the amount of $44,002,542(g)	44,000	44,000,000
RBS Securities, Inc.,
0.090%, dated 12/02/13, due 01/23/14 in the amount of $34,404,472(g)	34,400	34,400,000

TOTAL REPURCHASE AGREEMENTS
(cost $451,400,000)		451,400,000

U.S. GOVERNMENT AGENCY OBLIGATIONS(n) — 2.0%
Federal Home Loan Bank
0.030% 01/08/14	84,700_	84,699,506

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS(n) (Continued)
0.066%	01/15/14			8,000	$7,999,885
0.068%	01/17/14			6,600	6,599,889
0.070%	03/28/14			39,500	39,496,287
0.076%	01/29/14			8,900	8,899,735
0.132%	01/08/14			20,300	20,299,868
Federal Home Loan Mortgage Corp.
0.063%	02/05/14			1,000	999,952
0.160%	02/04/14			600	599,973

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $169,591,114)					169,595,095

FOREIGN TREASURY OBLIGATIONS(n) — 1.5%
Italy Buoni Ordinari del Tesoro BOT
0.830%	10/14/14		EUR	16,900	23,100,387
Mexico Cetes
3.370%	03/27/14		MXN	282,440	2,146,773
3.510%	03/13/14		MXN	761,600	5,793,270
3.550%	02/13/14		MXN	152,300	1,161,978
3.580%	06/26/14		MXN	252,560	1,901,265
3.600%	03/20/14		MXN	3,280,000	24,933,426
3.640%	02/06/14		MXN	40,000	305,368
3.660%	01/09/14		MXN	3,393,500	25,970,353
3.690%	01/23/14		MXN	13,000	99,367
3.690%	01/23/14		MXN	11,100	84,844
3.710%	03/06/14		MXN	2,881,200	21,942,049
4.050%	04/03/14		MXN	2,390,000	18,143,791
14.970%	01/16/14		MXN	2,000	15,163

TOTAL FOREIGN TREASURY OBLIGATIONS (cost $127,200,436)					125,598,034

U.S. TREASURY OBLIGATIONS(n) — 0.4%
U.S. Treasury Bills
0.005%	01/02/14			321	321,000
0.011%	01/16/14	(h)		13,500	13,499,944
0.017%	03/20/14	(k)		1,500	1,499,808
0.035%	03/20/14	(k)		150	149,981
0.036%	01/09/14			68	68,000
0.061%	03/20/14	(k)		16,200	16,197,926
0.106%	11/13/14	(h)		440	439,615
0.113%	11/13/14			270	269,764
0.130%	01/09/14	(h)		93	92,999
0.135%	05/29/14	(h)		3,218	3,217,244
0.145%	02/06/14	(h)		846	845,983
0.176%	02/06/14			155	154,997
TOTAL U.S. TREASURY OBLIGATIONS (cost $36,756,164)					36,757,261
COMMERCIAL PAPER(n)
Entergy Corp. (cost $1,098,140)
0.873%	03/10/14			1,100	1,099,032

	Counterparty	Notional Amount (000)#	Value (Note 2)
OPTIONS PURCHASED*
Call Options
Crude Oil Futures, expiring 11/17/15, Strike Price $150.00	Morgan Stanley	25	$3,250
Put Options
Interest Rate Swap Options,
Pay a fixed rate of 3.88% and receive a floating rate based on 3-month LIBOR, expiring 04/14/14	Deutsche Bank	2,200	81,846
Pay a fixed rate of 3.45% and receive a floating rate based on 3-month LIBOR, expiring 09/21/15	Bank of America	5,000	807,817
Pay a fixed rate of 3.45% and receive a floating rate based on 3-month LIBOR, expiring 09/21/15	Citigroup Global Markets	3,300	533,160

			1,422,823

TOTAL OPTIONS PURCHASED (cost $945,731)			1,426,073

TOTAL SHORT-TERM INVESTMENTS (cost $1,635,381,246)			1,634,265,156

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 110.3% (cost $8,266,396,944)			9,296,866,048

		Principal Amount (000)#
SECURITIES SOLD SHORT — (0.1)%
U.S. GOVERNMENT AGENCY OBLIGATIONS — (0.1)%
Federal National Mortgage Assoc.
2.500%	TBA	4,000	(3,619,688)
5.500%	TBA	2,000	(2,199,922)
Government National Mortgage Assoc.
4.000%	TBA	5,000	(5,195,508)
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(proceeds received $11,027,578)			(11,015,118)

	Counterparty	Notional Amount (000)#
OPTIONS WRITTEN*
Call Options
90 Day Euribor, expiring 06/16/14, Strike Price $99.75		350,000	(17,500)
expiring 12/15/14, Strike Price $99.50		92,000	(69,611)
5 Year CDX.O IG.21,V1, expiring 03/19/14, Strike Price $0.60	JPMorgan Chase	1,200	(1,134)

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

	Counterparty	Notional Amount (000)#	Value (Note 2)
OPTIONS WRITTEN* (continued)
Call Options (continued)
5 Year iTraxx.O EU.20, expiring 03/19/14, Strike Price $0.70		1,200	$(3,123)
10 Year U.S. Treasury Notes Futures, expiring 01/24/14, Strike Price $124.00		4,600	(10,781)
expiring 01/24/14, Strike Price $124.50		6,200	(7,750)
Cotton Options, expiring 04/11/14, Strike Price $110.00		700	(490)
Crude Oil Futures, expiring 01/15/14, Strike Price $102.00		4	(840)
Currency option USD vs JPY, expiring 01/10/14, Strike Price $105.50	Barclays Capital Group	5,600	(23,482)
Gold Future, expiring 01/28/14, Strike Price $1,260.00		1	(4,800)
ICE Brent Crude Oil Futures, expiring 11/10/15, Strike Price $160.00		25	(6,000)
Interest Rate Swap Options,
Pay a fixed rate of 1.40% and receive a floating rate based on 3-month LIBOR, expiring 01/27/14	Goldman Sachs & Co.	33,900	(285)
Pay a fixed rate of 1.30% and receive a floating rate based on 3-month LIBOR, expiring 01/27/14	Morgan Stanley	102,000	(71)
Pay a fixed rate of 2.50% and receive a floating rate based on 3-month LIBOR, expiring 01/27/14	Royal Bank of Scotland Group PLC	15,200	(15)
Pay a fixed rate of 2.50% and receive a floating rate based on 3-month LIBOR, expiring 01/27/14	Royal Bank of Scotland Group PLC	26,400	(26)
Pay a fixed rate of 2.50% and receive a floating rate based on 3-month LIBOR, expiring 03/03/14	Royal Bank of Scotland Group PLC	3,600	(246)
Pay a fixed rate of 2.50% and receive a floating rate based on 3-month LIBOR, expiring 03/03/14	Royal Bank of Scotland Group PLC	8,300	(568)
Pay a fixed rate of 2.50% and receive a floating rate based on 3-month LIBOR, expiring 03/03/14	Royal Bank of Scotland Group PLC	3,300	(226)

	Counterparty	Notional Amount (000)#		Value (Note 2)
OPTIONS WRITTEN* (continued)
Call Options (continued)
Pay a fixed rate of 2.60% and receive a floating rate based on 3-month LIBOR, expiring 03/03/14	Goldman Sachs & Co.		2,300	$(454)
Pay a fixed rate of 2.65% and receive a floating rate based on 3-month LIBOR, expiring 03/03/14	Citigroup Global Markets		1,400	(454)
Pay a fixed rate of 0.40% and receive a floating rate based on 3-month LIBOR, expiring 03/12/14	Royal Bank of Scotland Group PLC	EUR	10,500	(15,508)
Pay a fixed rate of 0.40% and receive a floating rate based on 3-month LIBOR, expiring 03/12/14	Deutsche Bank	EUR	8,700	(12,850)
Pay a fixed rate of 1.30% and receive a floating rate based on 3-month LIBOR, expiring 03/17/14	Goldman Sachs & Co.		2,700	(150)
Pay a fixed rate of 2.40% and receive a floating rate based on 3-month LIBOR, expiring 03/17/14	Deutsche Bank		2,200	(120)
Pay a fixed rate of 1.40% and receive a floating rate based on 3-month LIBOR, expiring 05/06/14	Goldman Sachs & Co.		4,600	(1,786)
Pay a fixed rate of 1.40% and receive a floating rate based on 3-month LIBOR, expiring 05/06/14	Morgan Stanley		6,000	(2,330)
NCG Natural Gas Year Future, expiring 01/29/14, Strike Price $4.25			60	(1,500)
WTI -Brent ICSO, expiring 01/15/14, Strike Price $7.00			1	(70)
expiring 01/15/14, Strike Price $8.00			6	(840)
expiring 01/15/14, Strike Price $9.00			2	(500)
expiring 05/14/14, Strike Price $6.00			16	(15,040)

				(198,550)

Put Options
90 Day Euribor, expiring 06/16/14, Strike Price $99.75			350,000	(74,375)

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

	Counterparty	Notional Amount (000)#	Value (Note 2)
OPTIONS WRITTEN* (continued)
Put Options (continued)
expiring 12/15/14, Strike Price $99.50		92,000	$(28,477)
3 Year Euro Dollar Mid-curve, expiring 03/14/14, Strike Price $97.38		67,000	(33,500)
expiring 03/14/14, Strike Price $97.38		106,000	(53,000)
5 Year CDX.O IG.21,V1, expiring 03/19/14, Strike Price $0.90	JPMorgan Chase	1,200	(534)
5 Year iTraxx.O EU.20, expiring 03/19/14, Strike Price $1.10		1,200	(544)
Crude Oil Futures, expiring 01/15/14, Strike Price $93.00		2	(340)
Currency option USD vs JPY, expiring 01/23/14, Strike Price $103.00	Deutsche Bank	4,500	(12,160)
Gold Future, expiring 01/28/14, Strike Price $1,175.00		1	(11,040)
Inflation Floor Option, Inflation on the CPI
Urban Consumer NSA, expiring 01/22/18, Strike Price $ —	Deutsche Bank	700	(4,078)
expiring 04/07/20, Strike Price $216.69	Citigroup Global Markets	4,200	(4,426)
expiring 09/29/20, Strike Price $217.97	Citigroup Global Markets	700	(707)
expiring 09/29/20, Strike Price $217.97	Citigroup Global Markets	400	(404)
expiring 10/13/20, Strike Price $218.01	Deutsche Bank	800	(710)
Interest Rate Swap Options,
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 01/27/14	Goldman Sachs & Co.	33,900	(46,738)
Receive a fixed rate of 1.80% and pay a floating rate based on 3-month LIBOR, expiring 01/27/14	Morgan Stanley	102,000	(476,228)
Receive a fixed rate of 3.50% and pay a floating rate based on 3-month LIBOR, expiring 01/27/14	Royal Bank of Scotland Group PLC	23,300	(10,199)
Receive a fixed rate of 3.10% and pay a floating rate based on 3-month LIBOR, expiring 03/03/14	Deutsche Bank	4,600	(62,939)

	Counterparty	Notional Amount (000)#			Value (Note 2)
OPTIONS WRITTEN* (continued)
Put Options (continued)
Receive a fixed rate of 3.10% and pay a floating rate based on 3-month LIBOR, expiring 03/03/14	Citigroup Global Markets		1,400		$(19,155)
Receive a fixed rate of 0.40% and pay a floating rate based on 3-month LIBOR, expiring 03/12/14	Royal Bank of Scotland Group PLC	EUR	10,500		(3,487)
Receive a fixed rate of 0.40% and pay a floating rate based on 3-month LIBOR, expiring 03/12/14	Deutsche Bank	EUR	8,700		(2,889)
Receive a fixed rate of 1.90% and pay a floating rate based on 3-month LIBOR, expiring 03/17/14	Goldman Sachs & Co.		2,700		(20,374)
Receive a fixed rate of 2.90% and pay a floating rate based on 3-month LIBOR, expiring 03/17/14	Deutsche Bank		2,200		(60,858)
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 03/31/14	Goldman Sachs & Co.		14,200		(26,235)
Receive a fixed rate of 2.85% and pay a floating rate based on 3-month LIBOR, expiring 04/14/14	Deutsche Bank		9,200		(9,644)
Receive a fixed rate of 1.90% and pay a floating rate based on 3-month LIBOR, expiring 05/06/14	Goldman Sachs & Co.		4,600		(57,177)
Receive a fixed rate of 2.50% and pay a floating rate based on 3-month LIBOR, expiring 09/21/15	Royal Bank of Scotland Group PLC		20,200		(803,536)
Receive a fixed rate of 2.50% and pay a floating rate based on 3-month LIBOR, expiring 09/21/15	Bank of America		21,000		(835,359)
Receive a fixed rate of 2.50% and pay a floating rate based on 3-month LIBOR, expiring 09/21/15	Citigroup Global Markets		13,900		(552,928)
Platinum Gold Futures, expiring 03/03/14, Strike Price $3.00	Goldman Sachs & Co.		—	(r)	(696)

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

OPTIONS WRITTEN* (continued)	Notional Amount (000)#		Value (Note 2)
Put Options (continued)
expiring 03/04/14, Strike Price $ —	—	(r)	$(92)
expiring 10/01/14, Strike Price $ —	1		(7,452)
expiring 10/02/14, Strike Price $ —	—	(r)	(1,499)
WTI -Brent ICSO, expiring 01/15/14, Strike Price $14.00	6		(3,900)
expiring 01/15/14, Strike Price $13.00	1		(1,000)
expiring 01/15/14, Strike Price $15.00	2		(800)

			(3,227,480)

TOTAL OPTIONS WRITTEN (premiums received $3,422,439)			(3,426,030)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 110.2% (cost $8,251,946,927)			9,282,424,900
Liabilities in excess of other assets(x) — (10.2)%			(856,249,089)

NET ASSETS — 100.0%			$8,426,175,811

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
ABS	Asset-Backed Security
ADR	American Depositary Receipt
bps	Basis Points
CDO	Collateralized Debt Obligation
CDX	Credit Derivative Index
CLO	Collateralized Loan Obligations
CPI	Consumer Price Index
CVA	Certificate Van Aandelen (Bearer)
EAFE	Europe, Australia, Far East
ETF	Exchange Traded Fund
Euribor	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
IO	Interest Only
iTraxx	International Credit Derivative Index
LME	London Metal Exchange
LIBOR	London Interbank Offered Rate
MBS	Mortgage-Backed Security
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
NCUA	National Credit Union Administration

NSA	Non-Seasonally Adjusted
RBOB	Reformulated Blendstock for Oxygenate Blending
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduits
SDR	Special Drawing Rights
SFH	Single Family Housing
SPDR	Standard & Poor’s Depositary Receipts
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
XHKG	Hong Kong Stock Exchange
XLON	London Stock Exchange
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	Chinese Yuan
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
RUB	Russian Ruble
USD	United States Dollar
ZAR	South African Rand

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $232,719,685; cash collateral of $237,868,957 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2013.

(g)	Indicates a security that has been deemed illiquid.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(i)	Represents issuer in default on interest payments. Non- income producing security.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(m)	Repurchase agreements are collateralized by FHLMC (coupon rate 2.205%, maturity date 12/05/22), FNMA (coupon rate 4.125%, maturity date 04/15/14), U.S. Treasury Bonds (coupon rate 3.125%, maturity date 02/15/43), U.S. Inflationary Indexed Bonds ( coupon rate 1.250%, maturity date 07/15/20) and U.S. Treasury Notes (coupon rates 0.250%-2.500%, maturity dates 03/31/15-08/ 31/20) with the aggregate value, including accrued interest, of $459,518,694.

(n)	Rate shown reflects yield to maturity at purchase date.

(r)	Less than $500 par.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Financial futures contracts open at December 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)(1)
Long Positions:
266	90 Day Euro Dollar	Jun. 2014	$66,286,875	$66,290,525	$3,650
789	90 Day Euro Dollar	Sep. 2014	196,500,076	196,530,038	29,962
308	90 Day Euro Dollar	Sep. 2014	76,413,507	76,330,100	(83,407)
818	90 Day Euro Dollar	Dec. 2014	203,658,658	203,620,650	(38,008)
68	90 Day Euro Dollar	Mar. 2015	16,916,900	16,909,900	(7,000)
180	90 Day Euro Dollar	Jun. 2015	44,732,343	44,696,250	(36,093)
2,417	90 Day Euro Dollar	Dec. 2015	598,085,545	597,452,188	(633,357)
230	90 Day Euro Dollar	Mar. 2016	56,837,964	56,677,750	(160,214)
57	90 Day Euro Dollar	Jun. 2016	14,048,498	14,001,338	(47,160)
30	90 Day Euro Dollar	Sep. 2016	7,378,926	7,345,875	(33,051)
8	90 Day Euro Dollar	Dec. 2016	1,959,050	1,952,900	(6,150)
54	90 Day Euro Dollar	Mar. 2017	13,099,725	13,143,600	43,875
38	90 Day Euro Euribor	Jun. 2014	13,033,911	13,031,297	(2,614)
157	90 Day Euro Euribor	Sep. 2014	53,835,311	53,823,635	(11,676)
110	90 Day Euro Euribor	Dec. 2014	37,705,152	37,691,911	(13,241)
23	90 Day Euro Euribor	Jun. 2015	7,876,290	7,866,797	(9,493)
23	90 Day Euro Euribor	Sep. 2015	7,869,652	7,857,701	(11,951)
294	90 Day Sterling	Jun. 2014	60,482,712	60,460,895	(21,817)
619	90 Day Sterling	Sep. 2014	127,217,887	127,149,568	(68,319)
977	90 Day Sterling	Dec. 2014	200,340,982	200,363,224	22,242
197	2 Year U.S. Treasury Notes	Mar. 2014	43,379,795	43,303,063	(76,732)
195	3 Year Australian Treasury Bonds	Mar. 2014	50,505,268	50,549,216	43,948
279	5 Year U.S. Treasury Notes	Mar. 2014	33,708,494	33,288,188	(420,306)
43	10 Year Australian Treasury Bonds	Mar. 2014	32,002,337	32,044,144	41,807
22	10 Year Euro-Bund	Mar. 2014	4,252,304	4,212,051	(40,253)
269	10 Year U.S. Treasury Notes	Mar. 2014	33,675,536	33,099,610	(575,926)
91	Euro-BTP Italian Government Bond	Mar. 2014	14,335,411	14,374,219	38,808
25	Euro-OAT	Mar. 2014	4,579,887	4,520,567	(59,320)
962	Mini MSCI EAFE Index	Mar. 2014	87,277,244	92,246,180	4,968,936
192	Russell 2000 Mini Index	Mar. 2014	21,093,120	22,298,880	1,205,760
14	S&P 500 E-Mini	Mar. 2014	1,238,125	1,288,770	50,645
501	S&P 500 Index	Mar. 2014	221,533,517	230,597,775	9,064,258

					13,157,803

Short Positions:
204	10 Year Canadian Government Bonds	Mar. 2014	24,493,112	24,339,807	153,305
351	10 Year U.K. Gilt	Mar. 2014	62,895,757	61,937,074	958,683
119	10 Year U.S. Treasury Notes	Mar. 2014	14,765,150	14,642,578	122,572

					1,234,560

					$14,392,363

Commodity futures contracts open at December 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)(1)
Long Positions:
3	Brent Crude	Mar. 2014	$327,500	$331,590	$4,090
16	Brent Crude	Apr. 2014	1,741,300	1,764,320	23,020
41	Brent Crude	Jun. 2014	4,509,710	4,489,500	(20,210)
1	Cotton No. 2	May 2014	42,370	42,200	(170)
1	European Gasoil Crack Spread Swap	Jan. 2014	16,300	16,019	(281)
1	European Gasoil Crack Spread Swap	Feb. 2014	16,300	16,118	(182)
1	European Gasoil Crack Spread Swap	Mar. 2014	16,300	16,071	(229)
6	Gasoline RBOB	Jun. 2014	694,185	737,201	43,016
3	Gold 100 OZ	Feb. 2014	375,000	360,690	(14,310)
11	Henry Hub Natural Gas Swap	Jan. 2016	115,750	118,993	3,243
11	Henry Hub Natural Gas Swap	Feb. 2016	115,750	118,195	2,445

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Commodity futures contracts open at December 31, 2013 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)(1)
Long Positions (continued)
11	Henry Hub Natural Gas Swap	Mar. 2016	$115,750	$116,683	$933
11	Henry Hub Natural Gas Swap	Apr. 2016	115,750	110,083	(5,667)
11	Henry Hub Natural Gas Swap	May 2016	115,750	110,193	(5,557)
11	Henry Hub Natural Gas Swap	Jun. 2016	115,750	110,715	(5,035)
11	Henry Hub Natural Gas Swap	Jul. 2016	115,750	111,293	(4,457)
11	Henry Hub Natural Gas Swap	Aug. 2016	115,750	111,567	(4,183)
11	Henry Hub Natural Gas Swap	Sep. 2016	115,750	111,513	(4,237)
11	Henry Hub Natural Gas Swap	Oct. 2016	115,750	112,117	(3,633)
11	Henry Hub Natural Gas Swap	Nov. 2016	115,750	113,630	(2,120)
11	Henry Hub Natural Gas Swap	Dec. 2016	115,750	117,150	1,400
8	Light Sweet Crude Oil	Dec. 2014	735,720	741,760	6,040
23	Natural Gas	May 2014	938,100	941,850	3,750
282	Natural Gas	Oct. 2014	11,985,736	11,736,840	(248,896)
86	Natural Gas	Dec. 2014	3,772,401	3,708,320	(64,081)
29	Natural Gas	May 2015	1,168,584	1,163,770	(4,814)
29	Natural Gas	Aug. 2015	1,173,340	1,177,400	4,060
2	No. 2 Soft Red Winter Wheat	Sep. 2014	70,668	62,650	(8,018)
11	Red Spring Wheat	Mar. 2014	384,238	349,387	(34,851)
49	Soybean	May 2014	3,088,243	3,128,650	40,407
2	White Sugar	May 2014	45,435	45,650	215
92	WTI Crude	Sep. 2014	8,602,960	8,717,920	114,960
79	WTI Crude	Dec. 2014	7,282,860	7,324,880	42,020
19	WTI Crude	Mar. 2015	1,726,250	1,720,260	(5,990)
14	WTI Crude	Sep. 2015	1,233,400	1,222,900	(10,500)

					(157,822)

Short Positions:
16	Brent Crude	Jul. 2014	1,724,750	1,744,320	(19,570)
48	Brent Crude	Aug. 2014	5,148,000	5,206,560	(58,560)
44	Brent Crude	Sep. 2014	4,662,370	4,746,280	(83,910)
8	Brent Crude	Dec. 2014	847,040	850,640	(3,600)
19	Brent Crude	Mar. 2015	1,901,690	1,991,770	(90,080)
1	Cotton No. 2	Mar. 2014	42,587	42,320	267
3	Gasoline RBOB	Mar. 2014	342,239	351,779	(9,540)
8	Henry Hub Natural Gas Swap	Feb. 2014	85,610	84,600	1,010
4	Henry Hub Natural Gas Swap	Mar. 2014	42,700	41,930	770
4	Henry Hub Natural Gas Swap	Apr. 2014	42,700	41,050	1,650
4	Henry Hub Natural Gas Swap	May 2014	42,700	40,950	1,750
4	Henry Hub Natural Gas Swap	Jun. 2014	42,700	41,140	1,560
4	Henry Hub Natural Gas Swap	Jul. 2014	42,700	41,450	1,250
4	Henry Hub Natural Gas Swap	Aug. 2014	42,700	41,570	1,130
4	Henry Hub Natural Gas Swap	Sep. 2014	42,700	41,450	1,250
4	Henry Hub Natural Gas Swap	Oct. 2014	42,700	41,620	1,080
4	Henry Hub Natural Gas Swap	Nov. 2014	42,700	42,040	660
4	Henry Hub Natural Gas Swap	Dec. 2014	42,700	43,120	(420)
47	Light Sweet Crude Oil	Jun. 2014	4,508,630	4,572,160	(63,530)
12	Natural Gas	Mar. 2014	503,533	503,160	373
379	Natural Gas	Apr. 2014	15,767,794	15,557,950	209,844
29	Natural Gas	Apr. 2015	1,174,500	1,168,990	5,510
29	Natural Gas	Oct. 2015	1,180,300	1,182,330	(2,030)
15	No. 2 Soft Red Winter Wheat	Mar. 2014	499,202	453,937	45,265
2	No. 2 Soft Red Winter Wheat	Jul. 2014	70,125	61,675	8,450
1	Rotterdam 3.5% Fuel Oil Crack Swap	Jan. 2014	14,340	18,828	(4,488)
1	Rotterdam 3.5% Fuel Oil Crack Swap	Feb. 2014	14,340	18,353	(4,013)
1	Rotterdam 3.5% Fuel Oil Crack Swap	Mar. 2014	14,340	18,048	(3,708)
61	Soybean	Mar. 2014	4,037,053	3,942,125	94,928
10	Soybean Meal	Mar. 2014	431,994	417,000	14,994
2	Sugar #11 (World)	May 2014	37,021	37,094	(73)
72	WTI Crude	Jun. 2014	6,956,369	7,004,160	(47,791)

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Commodity futures contracts open at December 31, 2013 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)(1)
Short Positions (continued)
14	WTI Crude	Jun. 2015	$1,245,940	$1,243,900	$2,040
7	WTI Crude	Dec. 2015	604,775	604,030	745

					3,213

					$(154,609)

(1)	Cash of $5,553,000 and U.S. Treasury Securities, with a market value of $19,619,940 have been segregated to cover requirement for open futures contracts as of December 31, 2013. In addition, cash and cash equivalents have been earmarked to cover the notional amount of commodity futures contracts as of December 31, 2013.

Forward foreign currency exchange contracts outstanding at December 31, 2013:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 01/02/14	Deutsche Bank	AUD	626	$555,688	$559,249	$3,561
Expiring 01/06/14	Barclays Capital Group	AUD	60,922	54,009,488	54,375,049	365,561
Expiring 01/06/14	Barclays Capital Group	AUD	4,584	4,064,210	4,091,718	27,508
Expiring 01/06/14	Societe Generale	AUD	7,098	6,282,483	6,335,217	52,734
Expiring 02/04/14	BNP Paribas	AUD	14,841	13,380,527	13,220,586	(159,941)
Expiring 02/04/14	Citigroup Global Markets	AUD	4,236	3,761,538	3,773,492	11,954
Brazilian Real,
Expiring 01/03/14	BNP Paribas	BRL	36,454	16,351,559	15,439,452	(912,107)
Expiring 01/03/14	Deutsche Bank	BRL	35,511	15,158,820	15,040,014	(118,806)
Expiring 01/03/14	JPMorgan Chase	BRL	18,197	8,203,340	7,707,010	(496,330)
Expiring 01/03/14	Morgan Stanley	BRL	51,697	22,068,157	21,895,200	(172,957)
Expiring 01/03/14	Morgan Stanley	BRL	3,834	1,625,474	1,623,612	(1,862)
Expiring 01/03/14	Morgan Stanley	BRL	1,344	569,809	569,156	(653)
Expiring 01/03/14	Morgan Stanley	BRL	1,186	507,667	502,269	(5,398)
Expiring 01/03/14	UBS AG	BRL	32,557	14,659,894	13,788,753	(871,141)
Expiring 02/04/14	Morgan Stanley	BRL	3,834	1,628,236	1,610,322	(17,914)
Expiring 02/04/14	Morgan Stanley	BRL	1,344	570,777	564,497	(6,280)
British Pound,
Expiring 01/02/14	Barclays Capital Group	GBP	29,726	48,462,340	49,225,005	762,665
Expiring 01/02/14	BNP Paribas	GBP	5,372	8,783,053	8,895,686	112,633
Expiring 01/02/14	Hong Kong & Shanghai Bank	GBP	6,947	11,254,557	11,503,785	249,228
Expiring 02/04/14	Deutsche Bank	GBP	1,679	2,730,836	2,779,681	48,845
Canadian Dollar,
Expiring 01/02/14	Barclays Capital Group	CAD	2,305	2,176,370	2,169,813	(6,557)
Expiring 01/02/14	Westpac Banking Corp.	CAD	4,660	4,423,850	4,386,693	(37,157)
Expiring 02/04/14	Westpac Banking Corp.	CAD	2,401	2,254,076	2,258,509	4,433
Chinese Yuan,
Expiring 01/15/14	UBS AG	CNY	66,173	10,832,061	10,920,323	88,262
Expiring 04/25/14	Barclays Capital Group	CNY	3,894	640,000	640,517	517
Expiring 04/25/14	Citigroup Global Markets	CNY	19,398	3,180,000	3,190,415	10,415
Expiring 04/25/14	Citigroup Global Markets	CNY	3,171	522,000	521,563	(437)
Expiring 04/25/14	Goldman Sachs & Co.	CNY	11,644	1,912,000	1,915,117	3,117
Expiring 04/25/14	Hong Kong & Shanghai Bank	CNY	2,598	427,000	427,345	345
Expiring 04/25/14	JPMorgan Chase	CNY	11,634	1,912,000	1,913,545	1,545
Expiring 04/25/14	JPMorgan Chase	CNY	7,399	1,213,000	1,216,973	3,973
Expiring 04/25/14	Royal Bank of Scotland Group PLC	CNY	19,406	3,180,000	3,191,722	11,722
Expiring 04/25/14	UBS AG	CNY	2,605	427,000	428,398	1,398
Expiring 04/25/14	UBS AG	CNY	2,592	427,000	426,292	(708)
Expiring 09/08/15	Barclays Capital Group	CNY	2,210	360,000	359,601	(399)
Expiring 09/08/15	Barclays Capital Group	CNY	762	125,966	123,951	(2,015)
Expiring 09/08/15	Citigroup Global Markets	CNY	7,911	1,311,248	1,287,074	(24,174)
Expiring 09/08/15	Citigroup Global Markets	CNY	3,520	581,818	572,654	(9,164)
Expiring 09/08/15	Citigroup Global Markets	CNY	1,472	239,000	239,512	512

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Chinese Yuan (continued)
Expiring 09/08/15	Morgan Stanley	CNY	1,046	$170,000	$170,088	$88
Expiring 09/08/15	Morgan Stanley	CNY	739	120,000	120,160	160
Danish Krone,
Expiring 01/14/14	UBS AG	DKK	130,254	23,327,244	24,022,500	695,256
Euro,
Expiring 01/02/14	Barclays Capital Group	EUR	84,028	115,576,882	115,597,398	20,516
Expiring 01/02/14	Citigroup Global Markets	EUR	84,028	115,584,167	115,597,398	13,231
Expiring 01/02/14	Citigroup Global Markets	EUR	24,693	33,994,853	33,970,238	(24,615)
Expiring 01/02/14	Citigroup Global Markets	EUR	21,751	29,944,602	29,922,920	(21,682)
Expiring 01/02/14	Citigroup Global Markets	EUR	2,807	3,801,360	3,861,599	60,239
Expiring 01/02/14	Hong Kong & Shanghai Bank	EUR	818	1,121,730	1,125,325	3,595
Expiring 02/04/14	Deutsche Bank	EUR	643	884,648	884,558	(90)
Japanese Yen,
Expiring 01/06/14	Goldman Sachs & Co.	JPY	652,050	6,300,000	6,191,901	(108,099)
Expiring 02/04/14	Barclays Capital Group	JPY	166,200	1,613,448	1,578,467	(34,981)
Expiring 02/04/14	JPMorgan Chase	JPY	3,168,400	30,687,426	30,091,541	(595,885)
Expiring 02/04/14	JPMorgan Chase	JPY	453,200	4,412,746	4,304,219	(108,527)
Mexican Peso,
Expiring 03/06/14	Barclays Capital Group	MXN	7,462	568,767	568,553	(214)
New Zealand Dollar,
Expiring 01/06/14	UBS AG	NZD	35,889	29,292,063	29,501,902	209,839
Expiring 01/06/14	UBS AG	NZD	2,424	1,978,432	1,992,605	14,173
Norwegian Krone,
Expiring 02/04/14	BNP Paribas	NOK	8,995	1,457,966	1,481,058	23,092
Expiring 02/04/14	Hong Kong & Shanghai Bank	NOK	5,630	922,649	926,999	4,350
Expiring 02/04/14	JPMorgan Chase	NOK	9,480	1,532,595	1,560,915	28,320
Russian Ruble,
Expiring 01/15/14	Hong Kong & Shanghai Bank	RUB	3,203	97,364	97,132	(232)
Expiring 04/15/14	JPMorgan Chase	RUB	844	25,256	25,221	(35)

				$674,187,040	$673,282,467	$(904,573)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 01/06/14	BNP Paribas	AUD	3,277	$2,983,502	$2,924,839	$58,663
Expiring 01/06/14	Citigroup Global Markets	AUD	49,426	45,107,057	44,114,460	992,597
Expiring 01/06/14	Citigroup Global Markets	AUD	7,098	6,477,763	6,335,217	142,546
Expiring 01/06/14	Citigroup Global Markets	AUD	4,584	4,183,784	4,091,718	92,066
Expiring 01/06/14	Citigroup Global Markets	AUD	3,384	3,070,195	3,020,340	49,855
Expiring 01/06/14	Citigroup Global Markets	AUD	1,284	1,156,101	1,146,016	10,085
Expiring 01/06/14	JPMorgan Chase	AUD	2,211	2,015,751	1,973,396	42,355
Expiring 01/06/14	UBS AG	AUD	1,190	1,083,903	1,062,117	21,786
Expiring 01/06/14	UBS AG	AUD	150	136,172	133,881	2,291
Expiring 02/04/14	Barclays Capital Group	AUD	60,922	53,906,348	54,270,234	(363,886)
Expiring 02/04/14	Barclays Capital Group	AUD	4,584	4,056,449	4,083,831	(27,382)
Expiring 02/04/14	Hong Kong & Shanghai Bank	AUD	5,350	4,729,844	4,765,860	(36,016)
Expiring 02/04/14	Hong Kong & Shanghai Bank	AUD	1,377	1,217,437	1,226,652	(9,215)
Expiring 02/04/14	JPMorgan Chase	AUD	2,025	1,804,431	1,803,900	531
Expiring 02/04/14	Societe Generale	AUD	7,098	6,270,416	6,323,005	(52,589)
Brazilian Real,
Expiring 01/03/14	BNP Paribas	BRL	36,454	15,561,413	15,439,452	121,961
Expiring 01/03/14	Deutsche Bank	BRL	35,511	15,684,401	15,040,015	644,386
Expiring 01/03/14	JPMorgan Chase	BRL	18,197	7,767,890	7,707,010	60,880
Expiring 01/03/14	Morgan Stanley	BRL	35,843	15,859,832	15,180,698	679,134
Expiring 01/03/14	Morgan Stanley	BRL	17,040	7,225,048	7,216,771	8,277
Expiring 01/03/14	Morgan Stanley	BRL	3,834	1,641,061	1,623,612	17,449

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real (continued)
Expiring 01/03/14	Morgan Stanley	BRL	1,344	$575,273	$569,156	$6,117
Expiring 01/03/14	UBS AG	BRL	32,557	13,897,674	13,788,752	108,922
Expiring 02/04/14	Morgan Stanley	BRL	1,186	503,699	498,157	5,542
British Pound,
Expiring 01/02/14	Credit Suisse First Boston Corp.	GBP	35,606	57,662,499	58,961,907	(1,299,408)
Expiring 01/02/14	Hong Kong & Shanghai Bank	GBP	5,007	8,181,984	8,291,270	(109,286)
Expiring 01/02/14	JPMorgan Chase	GBP	1,432	2,333,072	2,371,300	(38,228)
Expiring 02/04/14	Barclays Capital Group	GBP	29,726	48,450,021	49,213,113	(763,092)
Expiring 03/12/14	Barclays Capital Group	GBP	4,258	6,966,910	7,047,549	(80,639)
Expiring 03/12/14	Barclays Capital Group	GBP	697	1,140,427	1,153,627	(13,200)
Canadian Dollar,
Expiring 01/02/14	Citigroup Global Markets	CAD	1,774	1,665,255	1,669,955	(4,700)
Expiring 01/02/14	Deutsche Bank	CAD	5,191	4,910,289	4,886,551	23,738
Expiring 02/04/14	Barclays Capital Group	CAD	305	2,174,569	2,168,026	6,543
Expiring 03/20/14	Citigroup Global Markets	CAD	14,743	13,891,258	13,852,252	39,006
Expiring 03/20/14	Citigroup Global Markets	CAD	910	857,427	855,019	2,408
Expiring 03/20/14	Citigroup Global Markets	CAD	508	478,651	477,307	1,344
Chinese Yuan,
Expiring 01/15/14	UBS AG	CNY	66,173	10,728,447	10,920,323	(191,876)
Expiring 04/22/14	UBS AG	CNY	66,173	10,824,088	10,884,175	(60,087)
Expiring 04/25/14	Deutsche Bank	CNY	33,623	5,227,000	5,529,966	(302,966)
Danish Krone,
Expiring 04/01/14	BNP Paribas	DKK	127,800	23,306,708	23,583,973	(277,265)
Expiring 04/01/14	BNP Paribas	DKK	2,460	448,253	453,964	(5,711)
Expiring 04/01/14	Hong Kong & Shanghai Bank	DKK	18,225	3,377,911	3,363,208	14,703
Euro,
Expiring 01/02/14	Citigroup Global Markets	EUR	946	1,295,458	1,301,415	(5,957)
Expiring 01/02/14	Citigroup Global Markets	EUR	747	1,013,212	1,027,650	(14,438)
Expiring 01/02/14	Citigroup Global Markets	EUR	583	787,726	802,035	(14,309)
Expiring 01/02/14	Citigroup Global Markets	EUR	47	63,505	64,659	(1,154)
Expiring 01/02/14	Citigroup Global Markets	EUR	4	5,478	5,503	(25)
Expiring 01/02/14	Credit Suisse First Boston Corp.	EUR	9,511	12,862,953	13,083,946	(220,993)
Expiring 01/02/14	Credit Suisse First Boston Corp.	EUR	86	116,312	118,310	(1,998)
Expiring 01/02/14	JPMorgan Chase	EUR	155,449	209,174,811	213,851,674	(4,676,863)
Expiring 01/02/14	JPMorgan Chase	EUR	23,391	31,475,327	32,179,072	(703,745)
Expiring 01/02/14	JPMorgan Chase	EUR	19,704	26,514,037	27,106,855	(592,818)
Expiring 01/02/14	Royal Bank of Canada	EUR	1,255	1,707,126	1,726,507	(19,381)
Expiring 01/02/14	Westpac Banking Corp.	EUR	4,445	5,980,761	6,115,001	(134,240)
Expiring 01/02/14	Westpac Banking Corp.	EUR	1,295	1,742,426	1,781,535	(39,109)
Expiring 01/02/14	Westpac Banking Corp.	EUR	662	890,723	910,715	(19,992)
Expiring 02/04/14	Barclays Capital Group	EUR	84,028	115,575,892	115,595,199	(19,307)
Expiring 02/04/14	BNP Paribas	EUR	1,713	2,359,729	2,356,530	3,199
Expiring 02/04/14	Citigroup Global Markets	EUR	84,028	115,575,178	115,595,199	(20,021)
Expiring 02/04/14	Citigroup Global Markets	EUR	24,693	33,994,088	33,969,537	24,551
Expiring 02/04/14	Citigroup Global Markets	EUR	21,751	29,943,927	29,922,301	21,626
Expiring 02/04/14	Citigroup Global Markets	EUR	78	107,046	107,303	(257)
Japanese Yen,
Expiring 01/06/14	Barclays Capital Group	JPY	73,282	731,558	695,885	35,673
Expiring 01/06/14	BNP Paribas	JPY	645,300	6,399,798	6,127,802	271,996
Expiring 01/06/14	Citigroup Global Markets	JPY	302,200	2,948,693	2,869,707	78,986
Expiring 01/06/14	Citigroup Global Markets	JPY	72,555	711,000	688,990	22,010
Expiring 01/06/14	Credit Suisse First Boston Corp.	JPY	107,808	1,025,000	1,023,753	1,247
Expiring 01/06/14	Credit Suisse First Boston Corp.	JPY	52,452	500,000	498,089	1,911
Expiring 01/06/14	JPMorgan Chase	JPY	446,000	4,341,144	4,235,239	105,905
Expiring 02/04/14	BNP Paribas	JPY	2,550,100	24,769,964	24,219,302	550,662
Expiring 02/04/14	Hong Kong & Shanghai Bank	JPY	957,200	9,165,185	9,090,905	74,280
Expiring 02/04/14	JPMorgan Chase	JPY	1,567,000	15,052,082	14,882,415	169,667
Expiring 02/04/14	JPMorgan Chase	JPY	345,800	3,331,195	3,284,199	46,996

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Japanese Yen (continued)
Expiring 02/18/14	BNP Paribas	JPY	57,800	$561,165	$548,987	$12,178
Expiring 02/18/14	Citigroup Global Markets	JPY	440,100	4,406,636	4,180,086	226,550
Expiring 02/18/14	Citigroup Global Markets	JPY	133,600	1,297,296	1,268,937	28,359
Expiring 02/18/14	Citigroup Global Markets	JPY	51,400	501,511	488,199	13,312
Expiring 02/18/14	Deutsche Bank	JPY	156,300	1,496,314	1,484,543	11,771
Expiring 02/18/14	Deutsche Bank	JPY	52,300	503,667	496,747	6,920
Expiring 02/18/14	Hong Kong & Shanghai Bank	JPY	1,193,480	12,018,727	11,335,718	683,009
Expiring 02/18/14	Hong Kong & Shanghai Bank	JPY	157,600	1,587,083	1,496,891	90,192
Expiring 02/18/14	Hong Kong & Shanghai Bank	JPY	30,900	311,173	293,489	17,684
Expiring 02/18/14	JPMorgan Chase	JPY	529,900	5,336,865	5,033,010	303,855
Expiring 02/18/14	JPMorgan Chase	JPY	82,500	802,864	783,588	19,276
Expiring 02/18/14	Morgan Stanley	JPY	723,500	7,282,277	6,871,830	410,447
Mexican Peso,
Expiring 01/09/14	JPMorgan Chase	MXN	197,813	15,332,558	15,138,781	193,777
Expiring 01/09/14	JPMorgan Chase	MXN	138,442	10,897,052	10,595,042	302,010
Expiring 01/23/14	JPMorgan Chase	MXN	1,544	118,907	117,999	908
Expiring 01/23/14	JPMorgan Chase	MXN	1,289	100,036	98,500	1,536
Expiring 02/06/14	BNP Paribas	MXN	3,960	306,440	302,320	4,120
Expiring 03/06/14	BNP Paribas	MXN	9,100	695,894	693,326	2,568
Expiring 03/06/14	BNP Paribas	MXN	721	55,349	54,935	414
Expiring 03/06/14	Goldman Sachs & Co.	MXN	163,016	12,224,695	12,420,724	(196,029)
Expiring 03/06/14	Goldman Sachs & Co.	MXN	49,119	3,694,542	3,742,526	(47,984)
Expiring 03/06/14	Hong Kong & Shanghai Bank	MXN	19,971	1,533,800	1,521,653	12,147
Expiring 03/06/14	JPMorgan Chase	MXN	71,287	5,468,500	5,431,608	36,892
Expiring 03/06/14	Morgan Stanley	MXN	100,211	7,586,309	7,635,417	(49,108)
Expiring 03/06/14	Morgan Stanley	MXN	87,950	6,658,102	6,701,202	(43,100)
Expiring 03/13/14	BNP Paribas	MXN	90,648	7,004,892	6,902,912	101,980
Expiring 03/20/14	BNP Paribas	MXN	324,810	24,760,675	24,720,691	39,984
Expiring 03/27/14	BNP Paribas	MXN	28,009	2,145,786	2,130,516	15,270
Expiring 04/03/14	JPMorgan Chase	MXN	232,653	18,016,977	17,687,093	329,884
Expiring 06/19/14	Morgan Stanley	MXN	124,971	9,339,467	9,443,783	(104,316)
Expiring 06/26/14	BNP Paribas	MXN	24,822	1,887,590	1,874,701	12,889
New Zealand Dollar,
Expiring 01/06/14	Hong Kong & Shanghai Bank	NZD	33,234	27,279,431	27,319,408	(39,977)
Expiring 01/06/14	Hong Kong & Shanghai Bank	NZD	2,655	2,171,971	2,182,495	(10,524)
Expiring 01/06/14	Hong Kong & Shanghai Bank	NZD	2,424	1,989,690	1,992,606	(2,916)
Expiring 02/04/14	UBS AG	NZD	35,889	29,231,591	29,439,172	(207,581)
Expiring 02/04/14	UBS AG	NZD	2,424	1,974,348	1,988,368	(14,020)
Norwegian Krone,
Expiring 02/13/14	UBS AG	NOK	25,865	4,185,749	4,257,441	(71,692)
Russian Ruble,
Expiring 01/15/14	JPMorgan Chase	RUB	2,359	72,000	71,545	455
Expiring 01/15/14	JPMorgan Chase	RUB	844	25,630	25,587	43
South African Rand,
Expiring 01/15/14	Deutsche Bank	ZAR	5,412	530,465	514,738	15,727
Expiring 01/15/14	Deutsche Bank	ZAR	3,561	349,094	338,744	10,350
Expiring 01/15/14	Hong Kong & Shanghai Bank	ZAR	3,476	340,000	330,678	9,322

				$1,311,784,665	$1,315,216,342	$(3,431,677)

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest rate swap agreements outstanding at December 31, 2013:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
BRL	38,700	01/02/15	8.270%	Brazilian interbank lending rate(1)	$(316,488)	$(48,498)	$(267,990)	Morgan Stanley
BRL	15,200	01/02/15	7.780%	Brazilian interbank lending rate(1)	(161,979)	(5,516)	(156,463)	Hong Kong & Shanghai Bank
BRL	13,300	01/02/15	8.440%	Brazilian interbank lending rate(1)	(57,035)	39,396	(96,431)	Bank of America
BRL	4,700	01/02/15	9.940%	Brazilian interbank lending rate(1)	47,116	—	47,116	Goldman Sachs & Co.
BRL	4,000	01/02/15	7.620%	Brazilian interbank lending rate(1)	(48,496)	(4,522)	(43,974)	Deutsche Bank
BRL	3,000	01/02/15	10.140%	Brazilian interbank lending rate(1)	35,900	4,368	31,532	Hong Kong & Shanghai Bank
BRL	2,600	01/02/15	7.950%	Brazilian interbank lending rate(1)	(27,294)	(487)	(26,807)	Morgan Stanley
BRL	100	02/01/15	7.900%	Brazilian interbank lending rate(1)	(976)	(222)	(754)	JPMorgan Chase
BRL	6,700	01/02/17	10.910%	Brazilian interbank lending rate(1)	(51,718)	7,423	(59,141)	UBS AG
BRL	5,600	01/02/17	10.910%	Brazilian interbank lending rate(1)	(43,227)	(2,951)	(40,276)	Deutsche Bank
BRL	5,200	01/02/17	10.910%	Brazilian interbank lending rate(1)	(40,139)	109	(40,248)	Hong Kong & Shanghai Bank
BRL	5,000	01/02/17	8.150%	Brazilian interbank lending rate(1)	(180,037)	—	(180,037)	UBS AG
EUR	2,300	04/01/21	2.150%	FRC—Excluding Tobacco— Non-Revised Consumer Price Index(1)	136,493	24,999	111,494	Goldman Sachs & Co.
EUR	1,200	04/01/21	2.150%	FRC—Excluding Tobacco— Non-Revised Consumer Price Index(1)	71,213	4,580	66,633	BNP Paribas
EUR	500	04/01/21	2.150%	FRC—Excluding Tobacco— Non-Revised Consumer Price Index(1)	29,673	7,129	22,544	Citigroup Global Markets
EUR	500	04/01/21	2.150%	FRC—Excluding Tobacco— Non-Revised Consumer Price Index(1)	29,672	707	28,965	Credit Suisse First Boston Corp.

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest rate swap agreements outstanding at December 31, 2013 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
EUR	400	04/01/21	2.150%	FRC—Excluding Tobacco— Non-Revised Consumer Price Index(1)	$—	$8,040	$(8,040)	Deutsche Bank
EUR	4,000	07/25/21	1.950%	FRC—Excluding Tobacco—Non-Revised Consumer Price Index(1)	112,955	(26,503)	139,458	Barclays Capital Group
EUR	3,100	07/25/21	1.950%	FRC—Excluding Tobacco—Non-Revised Consumer Price Index(1)	87,540	(3,668)	91,208	BNP Paribas
EUR	1,300	07/25/21	2.100%	FRC—Excluding Tobacco—Non-Revised Consumer Price Index(1)	85,882	(10,951)	96,833	BNP Paribas
EUR	1,100	07/25/21	1.950%	FRC—Excluding Tobacco—Non-Revised Consumer Price Index(1)	31,062	2,728	28,334	Deutsche Bank
EUR	700	07/25/21	2.100%	FRC—Excluding Tobacco—Non-Revised Consumer Price Index(1)	46,244	(6,024)	52,268	Royal Bank of Scotland Group PLC
EUR	500	07/25/21	2.100%	FRC—Excluding Tobacco—Non-Revised Consumer Price Index(1)	33,031	(4,384)	37,415	JPMorgan Chase
EUR	800	07/25/23	1.950%	FRC—Excluding Tobacco—Non-Revised Consumer Price Index(1)	11,000	8,055	2,945	Deutsche Bank
EUR	400	07/25/23	1.950%	FRC—Excluding Tobacco—Non-Revised Consumer Price Index(1)	5,500	4,411	1,089	Morgan Stanley
EUR	100	07/25/23	1.950%	FRC—Excluding Tobacco—Non-Revised Consumer Price Index(1)	1,375	1,015	360	Royal Bank of Scotland Group PLC
EUR	100	07/25/23	1.950%	FRC—Excluding Tobacco—Non-Revised Consumer Price Index(1)	1,375	1,237	138	Citigroup Global Markets

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest rate swap agreements outstanding at December 31, 2013 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
EUR	5,900	10/08/23	2.110%	FRC—Excluding Tobacco—Non-Revised Consumer Price Index(1)	$190,980	$21,783	$169,197	BNP Paribas
EUR	700	10/08/23	2.110%	FRC—Excluding Tobacco—Non-Revised Consumer Price Index(1)	22,659	8,764	13,895	Citigroup Global Markets
EUR	700	10/08/23	2.110%	FRC—Excluding Tobacco—Non-Revised Consumer Price Index(1)	22,658	8,672	13,986	Deutsche Bank
	2,200	12/19/15	1.730%	CPI Urban Consumers(2)	366	108	258	Deutsche Bank
	16,300	04/15/16	1.730%	CPI Urban Consumers(2)	(48,382)	(32,595)	(15,787)	Goldman Sachs & Co.
	3,400	10/23/16	1.940%	CPI Urban Consumers(2)	(15,055)	(9,511)	(5,544)	Royal Bank of Scotland Group PLC
	9,000	11/05/16	1.860%	CPI Urban Consumers(2)	(18,754)	—	(18,754)	Deutsche Bank
	6,800	11/29/16	1.830%	CPI Urban Consumers(2)	(4,934)	(3,487)	(1,447)	Deutsche Bank
	3,500	11/29/16	1.850%	CPI Urban Consumers(2)	(4,665)	—	(4,665)	Deutsche Bank
	3,400	11/29/16	1.830%	CPI Urban Consumers(2)	(2,466)	(1,005)	(1,461)	BNP Paribas
	2,300	02/12/17	2.420%	CPI Urban Consumers(2)	(60,112)	—	(60,112)	Goldman Sachs & Co.
	9,300	07/15/17	2.250%	CPI Urban Consumers(2)	(233,463)	15,133	(248,596)	Royal Bank of Scotland Group PLC
	12,700	04/15/18	2.030%	CPI Urban Consumers(2)	(81,600)	—	(81,600)	Goldman Sachs & Co.
	1,700	10/01/18	2.180%	CPI Urban Consumers(2)	(11,027)	(1,018)	(10,009)	Goldman Sachs & Co.
	2,000	11/01/18	2.170%	CPI Urban Consumers(2)	(11,749)	—	(11,749)	Deutsche Bank
	12,900	07/15/22	2.500%	CPI Urban Consumers(2)	(274,814)	163,800	(438,614)	BNP Paribas
	2,200	07/15/22	2.500%	CPI Urban Consumers(2)	(46,868)	34,849	(81,717)	Deutsche Bank

					$(738,584)	$205,964	$(944,548)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
	Exchange-traded swap agreements:
EUR	200	03/19/24	2.250%	6 month Euribor(1)	$559	$(715)	$(1,274)
GBP	4,300	03/19/24	3.000%	6 month LIBOR(1)	94,387	(42,789)	(137,176)
GBP	5,800	03/19/44	3.500%	6 month LIBOR(1)	(119,754)	(78,231)	41,523
JPY	1,350,000	09/18/23	1.000%	6 month LIBOR(1)	(103,071)	(144,384)	(41,313)
JPY	8,880,000	06/19/33	1.500%	6 month LIBOR(1)	(622,372)	(2,463,374)	(1,841,002)
	22,600	09/17/15	0.750%	3 month LIBOR(1)	51,076	56,436	5,360
	43,700	09/21/17	3.000%	3 month LIBOR(1)	448,176	213,311	(234,865)
	36,100	06/20/23	3.000%	3 month LIBOR(1)	(2,018,159)	(2,299,393)	(281,234)

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest rate swap agreements outstanding at December 31, 2013 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements:
2,400	12/18/23	3.000%	3 month LIBOR(1)	$(14,088)	$14,213	$28,301
14,400	06/19/43	2.750%	3 month LIBOR(1)	862,834	3,133,484	2,270,650
29,400	12/18/43	3.500%	3 month LIBOR(1)	1,358,336	2,334,008	975,672
2,300	12/18/43	3.500%	3 month LIBOR(1)	86,340	182,595	96,255

				$24,264	$905,161	$880,897

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at December 31, 2013:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)		Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on credit indices—Sell Protection(1):
Dow Jones CDX EM 19	06/20/18	5.000%		25,000	$2,231,561	$1,769,909	$461,652	Goldman Sachs & Co.
Dow Jones CDX EM 19	06/20/18	5.000%		25,000	2,231,562	1,774,554	457,008	Hong Kong & Shanghai Bank
Dow Jones CDX EM 19	06/20/18	5.000%		25,000	2,231,561	1,769,909	461,652	JPMorgan Chase
Dow Jones CDX EM 19	06/20/18	5.000%		15,000	1,338,937	1,041,048	297,889	Citigroup Global Markets
Dow Jones CDX EM 19	06/20/18	5.000%		7,300	651,616	516,814	134,802	Bank of America
Dow Jones CDX NA IG 5 10Y	12/20/15	0.460%		330	2,325	—	2,325	Morgan Stanley
iTraxx Japan Main Series 19	06/20/18	1.000%	JPY	274,000	47,241	18,028	29,213	Bank of America
iTraxx Japan Main Series 20	12/20/18	1.000%	JPY	913,000	139,008	28,459	110,549	Bank of America
iTraxx Japan Main Series 20	12/20/18	1.000%	JPY	512,000	77,955	30,227	47,728	Barclays Capital Group
iTraxx Japan Main Series 20	12/20/18	1.000%	JPY	210,000	31,973	6,260	25,713	Deutsche Bank
iTraxx Japan Main Series 20	12/20/18	1.000%	JPY	61,000	9,288	1,975	7,313	Barclays Capital Group

					$8,993,027	$6,957,183	$2,035,844

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Value at December 31, 2013	Value at Trade Date	Unrealized Appreciation
Exchange-traded credit default swaps on credit indices—Sell Protection(1):
Dow Jones CDX NA IG 21 10Y	12/20/18	1.000%	$15,600	$224,117	$284,456	$60,339

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at December 31, 2013(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1):
Federal Republic of Brazil	09/20/18	1.000%	20,100	1.791%	$(705,404)	$(856,839)	$151,435	Citigroup Global Markets
Federal Republic of Brazil	09/20/18	1.000%	11,700	1.791%	(410,608)	(316,575)	(94,033)	Goldman Sachs & Co.
Federal Republic of Brazil	12/20/18	1.000%	8,200	1.861%	(326,763)	(394,425)	67,662	Morgan Stanley
Federal Republic of Brazil	12/20/18	1.000%	8,000	1.861%	(318,792)	(411,439)	92,647	JPMorgan Chase
Federal Republic of Brazil	12/20/18	1.000%	7,100	1.861%	(282,928)	(310,734)	27,806	Citigroup Global Markets

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Credit default swap agreements outstanding at December 31, 2013 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)		Implied Credit Spread at December 31, 2013(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1) (continued)
Federal Republic of Brazil	12/20/18	1.000%		2,600	1.861%	$(103,608)	$(112,332)	$8,724	Goldman Sachs & Co.
Federal Republic of Brazil	12/20/18	1.000%		500	1.861%	(19,924)	(19,096)	(828)	BNP Paribas
Federal Republic of Brazil	12/20/18	1.000%		200	1.861%	(7,970)	(9,398)	1,428	Bank of America
Federal Republic of Brazil	12/20/18	1.000%		200	1.861%	(7,970)	(9,483)	1,513	Deutsche Bank
Federal Republic of Brazil	12/20/18	1.000%		100	1.861%	(3,986)	(4,430)	444	Credit Suisse First Boston Corp.
Japan Government	06/20/18	1.000%		4,100	0.333%	122,914	71,431	51,483	Goldman Sachs & Co.
Japan Government	06/20/18	1.000%		4,000	0.333%	119,917	64,658	55,259	Goldman Sachs & Co.
Japan Government	06/20/18	1.000%		2,700	0.333%	80,944	42,253	38,691	Morgan Stanley
Japan Government	06/20/18	1.000%		2,000	0.333%	59,959	30,687	29,272	Deutsche Bank
Japan Government	06/20/18	1.000%		1,900	0.333%	56,960	28,500	28,460	Bank of America
Softbank Corp.	12/20/17	1.000%	JPY	300,000	1.348%	(55,400)	(284,702)	229,302	Bank of America
Softbank Corp.	12/20/17	1.000%	JPY	32,000	1.348%	(5,910)	(31,257)	25,347	Citigroup Global Markets
United Mexican States	09/20/15	1.000%		10,300	0.323%	125,088	66,054	59,034	Hong Kong & Shanghai Bank
United Mexican States	09/20/15	1.000%		2,000	0.323%	24,289	11,314	12,975	Bank of America
United Mexican States	09/20/16	1.000%		4,500	0.451%	68,087	22,896	45,191	JPMorgan Chase
United Mexican States	09/20/16	1.000%		600	0.451%	9,078	2,852	6,226	Hong Kong & Shanghai Bank
United States Government	12/20/14	0.250%	EUR	3,800	0.323%	(5,136)	(15,765)	10,629	BNP Paribas

						$(1,587,163)	$(2,435,830)	$848,667

The Portfolio entered into credit default swap agreements on corporate issues as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active short position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

Reference Entity/Obligation	Termination Date	Notional Amount (000)#(4)	Fixed Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps—Buy Protection(2):
Abbey National Treasury	06/20/16	1,900	1.000%	$(28,754)	$79,246	$(108,000)	BNP Paribas
Bank of America	06/20/18	1,500	1.000%	(22,242)	152,604	(174,846)	Deutsche Bank
Cardinal Health, Inc.	06/20/17	250	0.580%	(3,463)	—	(3,463)	Goldman Sachs & Co.
Cytec Industries, Inc.	09/20/17	900	1.000%	(13,696)	37,390	(51,086)	Citigroup Global Markets
Health Care REIT	06/20/15	300	2.930%	(12,214)	—	(12,214)	Barclays Capital Group
Jones Apparel Group	12/20/14	660	1.000%	(4,150)	4,047	(8,197)	Deutsche Bank
Limited Brands, Inc.	09/20/17	1,200	4.800%	(171,451)	(103,756)	(67,695)	Deutsche Bank
Limited Brands, Inc.	09/20/17	500	3.550%	(48,390)	—	(48,390)	Goldman Sachs & Co.
Marsh & McLennan Cos. Inc.	09/20/15	200	0.990%	(3,070)	—	(3,070)	Bank of America
New York Times Co.	03/20/15	800	5.000%	(49,043)	(16,365)	(32,678)	Deutsche Bank

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Credit default swap agreements outstanding at December 31, 2013 (continued):

Reference Entity/Obligation	Termination Date	Notional Amount (000)#(4)	Fixed Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps—Buy Protection(2) (continued)
Pearson	06/20/18	1,000	0.690%	$(12,204)	$—	$(12,204)	Citigroup Global Markets
Race Point CLO	04/15/20	300	1.950%	12,080	506	11,574	Bank of America
Race Point CLO	04/15/20	300	4.030%	(1,230)	1,085	(2,315)	Bank of America
Santander International	03/20/15	2,500	3.000%	(86,567)	7,224	(93,791)	BNP Paribas
Saratoga CLO, Ltd.	12/15/19	300	1.880%	8,076	1,054	7,022	Bank of America

				$(436,318)	$163,035	$(599,353)

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)	The fair value of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Total return swap agreements outstanding at December 31, 2013:

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America	02/18/14	78,104	Receive fixed payments on the Dow-Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill.	$(360,643)	$67,553	$(428,196)
Bank of America	02/18/14	38,904	Receive fixed payments on the Dow-Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill.	(178,880)	—	(178,880)
Bank of America	01/31/14	105,886	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA +28bps.	592,715	—	592,715

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Total return swap agreements outstanding at December 31, 2013 (continued):

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America	04/29/14	41,053	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA +37bps.	$229,802	$—	$229,802
Bank of America	12/31/13	—	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA +40bps.	63	63	—
Barclays Capital Group	04/29/14	51,026	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA +39bps.	285,626	—	285,626
Barclays Capital Group	07/31/14	40,520	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA +42bps.	226,818	—	226,818
Barclays Capital Group	10/31/14	4,942	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA +45bps.	27,665	—	27,665
Barclays Capital Group	10/31/14	16,820	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA +47bps.	94,153	—	94,153
Barclays Capital Group	05/28/14	24,063	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA +49bps.	134,694	—	134,694
Citigroup Global Markets	01/28/14	34	Pay $ 0.18705625 strike and receive variance based on Natural Gas future.	1,371	—	1,371
Citigroup Global Markets	01/05/15	1	Pay $10.10 strike and receive variance based on spread between Rotterdam Fuel Oil and Brent Oil.	(7,855)	—	(7,855)
Citigroup Global Markets	12/31/14	1	Pay $10.75 strike and receive variance based on spread between Rotterdam Fuel Oil and Brent Oil.	(7,077)	—	(7,077)
Citigroup Global Markets	12/31/14	1	Pay $17.76 strike and receive variance based on spread between Gasoil and Brent Oil.	(1,485)	—	(1,485)
Citigroup Global Markets	12/31/14	1	Pay $17.88 strike and receive variance based on spread between Gasoil and Brent Oil.	(1,628)	—	(1,628)
Citigroup Global Markets	12/31/14	7	Pay $901.75 strike and receive variance based on Heating Oil (Ultra Low Sulfur Diesel).	304,777	—	304,777
Citigroup Global Markets	12/31/14	6	Pay $960.00 strike and receive variance based on Jet Fuel Oil.	(269,687)	—	(269,687)
Deutsche Bank	03/04/14	190	Pay $ 0.038025 strike and receive variance based on LME PRI Aluminum.	3,335	—	3,335
Deutsche Bank	03/04/14	137	Pay $ 0.038025 strike and receive variance based on LME PRI Aluminum.	2,350	—	2,350
Deutsche Bank	03/04/14	200	Pay $ 0.040000 strike and receive variance based on LME PRI Aluminum.	3,732	—	3,732

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Total return swap agreements outstanding at December 31, 2013 (continued):

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank	03/04/14	170	Pay $ 0.048400 strike and receive variance based on LME Copper Future.	$4,760	$—	$4,760
Deutsche Bank	03/04/14	121	Pay $ 0.048400 strike and receive variance based on LME Copper Future.	3,395	—	3,395
Deutsche Bank	03/04/14	200	Pay $ 0.050625 strike and receive variance based on LME Copper Future.	5,893	—	5,893
Deutsche Bank	12/31/14	72	Pay $10.25 strike and receive variance based on spread between Light Louisiana Sweet Oil and Brent Oil.	93,190	—	93,190
Deutsche Bank	12/31/14	7	Pay $13.65 strike and receive variance based on spread between Rotterdam Fuel Oil and Brent Oil.	(21,646)	—	(21,646)
Deutsche Bank	12/31/14	7	Pay $17.00 strike and receive variance based on spread between Gasoil and Brent Oil.	(3,454)	—	(3,454)
Deutsche Bank	12/31/14	6	Pay $17.18 strike and receive variance based on spread between Gasoil and Brent Oil.	(3,955)	—	(3,955)
Deutsche Bank	06/20/14	5	Pay $696.50 strike and receive variance based on Wheat future.	(3,983)	—	(3,983)
Deutsche Bank	01/31/20	24	Pay $7.20 strike and receive variance on Dec. 2019 Natural Gas future.	(60,848)	—	(60,848)
Deutsche Bank	11/21/14	10	Pay $711.00 strike and receive variance based on Wheat future.	(7,032)	—	(7,032)
Deutsche Bank	02/19/15	10	Pay $714.50 strike and receive variance based on Wheat future.	(6,551)	—	(6,551)
Deutsche Bank	02/19/15	5	Pay $714.50 strike and receive variance based on Wheat future.	(3,276)	—	(3,276)
Deutsche Bank	12/31/14	6	Pay $9.88 strike and receive variance based on spread between Rotterdam Fuel Oil and Brent Oil.	(40,589)	—	(40,589)
Deutsche Bank	02/18/14	26,153	Receive fixed payments on the Dow-Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill.	(120,762)	—	(120,762)
Goldman Sachs & Co.	01/15/14	290	Pay $ 0.0289 strike and receive variance based on WTI Crude future.	2,424	—	2,424
Goldman Sachs & Co.	01/13/14	290	Pay $ 0.030276 strike and receive variance based on Brent Crude future.	3,442	—	3,442
Goldman Sachs & Co.	08/06/14	520	Pay $ 0.05175625 strike and receive variance based on LME PRI Aluminum.	3,527	—	3,527
Goldman Sachs & Co.	01/09/14	390	Pay $ 0.05880625 strike and receive variance based on LME PRI Aluminum.	9,051	—	9,051
Goldman Sachs & Co.	11/25/15	190	Pay $ 0.06125625 strike and receive variance based on LME PRI Aluminum.	(878)	—	(878)

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Total return swap agreements outstanding at December 31, 2013 (continued):

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs & Co.	10/17/14	1,140	Pay $0.04020025 strike and receive variance based on S&P 500 Index Future.	$5,128	$—	$5,128
Goldman Sachs & Co.	01/24/14	150	Pay $0.0484 strike and receive variance based on PLATINUM.	3,147	—	3,147
Goldman Sachs & Co.	11/25/15	140	Pay $0.1089 strike and receive variance based on SILVERLND.	(1,661)	—	(1,661)
Goldman Sachs & Co.	12/31/14	1	Pay $10.10 strike and receive variance based on spread between Rotterdam Fuel Oil and Brent Oil.	(7,855)	—	(7,855)
Goldman Sachs & Co.	12/31/14	4	Pay $11.00 strike and receive variance based on spread between Rotterdam Fuel Oil and Brent Oil.	(20,334)	—	(20,334)
Goldman Sachs & Co.	12/31/14	6	Pay $17.10 strike and receive variance based on spread between Gasoil and Brent Oil.	(3,477)	—	(3,477)
Goldman Sachs & Co.	12/31/14	1	Pay $17.70 strike and receive variance based on spread between Gasoil and Brent Oil.	(1,413)	—	(1,413)
Goldman Sachs & Co.	12/31/14	4	Pay $18.00 strike and receive variance based on spread between Gasoil and Brent Oil.	(5,316)	—	(5,316)
Goldman Sachs & Co.	12/31/14	6	Pay $9.90 strike and receive variance based on spread between Rotterdam Fuel Oil and Brent Oil.	(40,469)	—	(40,469)
Goldman Sachs & Co.	11/28/14	32,690	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA +44bps.	(9,804)	—	(9,804)
JPMorgan Chase	09/30/14	470	Pay $ 0.075625 strike and receive variance based on LME PRI Aluminum.	13,354	—	13,354
JPMorgan Chase	01/28/14	72	Pay $ 0.1764 strike and receive variance based on Natural Gas future.	3,187	—	3,187
JPMorgan Chase	02/18/14	32,717	Receive fixed payments on the Dow-Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill.	(103,863)	—	(103,863)
JPMorgan Chase	02/18/14	17,664	Receive fixed payments on the Dow-Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill.	(81,565)	—	(81,565)
JPMorgan Chase	08/28/14	4,205	Receive fixed payments on the Dow-Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill.	(12,194)	—	(12,194)
JPMorgan Chase	08/28/14	2,757	Receive fixed payments on the JPMorgan NIC O Index and pay variable payments based on the U.S. Treasury Bill.	(9,934)	—	(9,934)

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Total return swap agreements outstanding at December 31, 2013 (continued):

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
JPMorgan Chase	02/18/14	10,234	Receive fixed payments on the JPMorgan NIC P Index and pay variable payments based on the U.S. Treasury Bill.	$(20,423)	$—	$(20,423)
Morgan Stanley	06/04/14	460	Pay $ 0.047961 strike and receive variance based on LME PRI Aluminum.	560	—	560
Morgan Stanley	06/04/14	1,140	Pay $ 0.0484 strike and receive variance based on LME PRI Aluminum.	1,888	—	1,888
Morgan Stanley	04/21/16	910	Pay $ 0.05405625 strike and receive variance based on GOLDLNPM.	(12,261)	—	(12,261)
Morgan Stanley	01/28/14	37	Pay $ 0.1521 strike and receive variance based on Natural Gas future.	206	—	206
Morgan Stanley	02/25/14	113	Pay $ 0.156025 strike and receive variance based on Natural Gas future.	2,372	—	2,372
Morgan Stanley	01/28/14	34	Pay $ 0.18275625 strike and receive variance based on Natural Gas future.	1,225	—	1,225
Morgan Stanley	04/21/16	700	Pay $0.09150625 strike and receive variance based on SILVERLND.	(16,599)	—	(16,599)
Morgan Stanley	02/18/14	1,740	Receive fixed payments on the Dow-Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill.	(8,032)	—	(8,032)

				$608,421	$67,616	$540,805

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$265,362,924	$—	$—
Common Stocks	2,804,163,465	1,472,128,404	—
Exchange Traded Funds	829,740,957	—	—
Preferred Stocks	42,588	67,033	—
Rights	135,173	—	—
Asset-Backed Securities
Collateralized Debt Obligations	—	4,175,530	—
Collateralized Loan Obligations	—	9,998,085	—
Non-Residential Mortgage-Backed Securities	—	6,921,651	—
Residential Mortgage-Backed Securities	—	28,896,695	—
Bank Loans	—	3,319,885	—
Commercial Mortgage-Backed Securities	—	17,992,639	—
Corporate Bonds	—	418,007,143	5,319,976
Foreign Government Bonds	—	371,964,469	—
Municipal Bonds	—	47,054,573	—
Residential Mortgage-Backed Securities	—	107,811,336	3,376,402
U.S. Government Agency Obligations	—	379,595,468	—
U.S. Treasury Obligations	—	1,092,878,852	—
Affiliated Money Market Mutual Fund	848,389,661	—	—
Repurchase Agreements	—	451,400,000	—
Foreign Treasury Obligations	—	125,598,034	—
Commercial Paper	—	1,099,032	—
Options Purchased	—	1,426,073	—
Short Sales—U.S. Government Agency Obligations	—	(11,015,118)	—
Options Written	(334,654)	(3,054,816)	(36,560)
Other Financial Instruments*
Financial Futures Contracts	14,392,363	—	—
Commodity Futures Contracts	(154,609)	—	—
Forward Foreign Currency Exchange Contracts	—	(4,336,250)	—
Interest Rate Swaps	880,897	(944,548)	—
Credit Default Swaps	60,339	2,275,899	9,259
Total Return Swaps	—	537,658	3,147

Total	$4,762,679,104	$4,523,797,727	$8,672,224

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

U.S. Treasury Obligations	12.9%
Affiliated Money Market Mutual Fund (2.8% represents investments purchased with collateral from securities on loan)	10.1
Exchange Traded Funds	9.8
Repurchase Agreements	5.4
U.S. Government Agency Obligations	4.5
Foreign Government Bonds	4.4
Commercial Banks	3.4
Oil, Gas & Consumable Fuels	3.2
Affiliated Mutual Funds	3.2
Insurance	2.6
Pharmaceuticals	2.5
Software	1.9
Capital Markets	1.9
IT Services	1.8
Internet Software & Services	1.7
Diversified Financial Services	1.7
Residential Mortgage-Backed Securities	1.6
Foreign Treasury Obligations	1.5
Aerospace & Defense	1.4
Energy Equipment & Services	1.3
Communications Equipment	1.3
Banks	1.3
Industrial Conglomerates	1.2
Health Care Equipment & Supplies	1.2
Food & Staples Retailing	1.2
Automobiles	1.2
Media	1.1
Hotels, Restaurants & Leisure	1.1
Chemicals	1.1
Food Products	1.0
Specialty Retail	0.9
Beverages	0.9
Electronic Equipment, Instruments & Components	0.8
Diversified Telecommunication Services	0.8
Construction & Engineering	0.8
Road & Rail	0.7
Biotechnology	0.7
Computers & Peripherals	0.6
Semiconductors & Semiconductor Equipment	0.6
Municipal Bonds	0.6
Machinery	0.6
Internet & Catalog Retail	0.6
Health Care Providers & Services	0.6
Consumer Finance	0.6
Commercial Services & Supplies	0.6
Airlines	0.6
Air Freight & Logistics	0.6
Trading Companies & Distributors	0.5
Metals & Mining	0.5
Life Sciences Tools & Services	0.5
Independent Power Producers & Energy Traders	0.5
Household Products	0.5
Electric Utilities	0.5
Auto Components	0.5
Textiles, Apparel & Luxury Goods	0.4
Real Estate Management & Development	0.4
Personal Products	0.4
Oil & Gas	0.4

Financial Services	0.4%
Electrical Equipment	0.4
Building Products	0.4
Real Estate Investment Trusts (REITs)	0.3
Wireless Telecommunication Services	0.3
Paper & Forest Products	0.3
Multi-Utilities	0.3
Multiline Retail	0.3
Telecommunications	0.2
Household Durables	0.2
Financial—Bank & Trust	0.2
Electric	0.2
Commercial Mortgage-Backed Securities	0.2
Automobile Manufacturers	0.2
Transportation	0.1
Retail	0.1
Professional Services	0.1
Non-Residential Mortgage-Backed Securities	0.1
Marine	0.1
Leisure Equipment & Products	0.1
Gas Utilities	0.1
Diversified Consumer Services	0.1
Containers & Packaging	0.1
Construction Materials	0.1
Collateralized Loan Obligations	0.1
Collateralized Debt Obligations	0.1
U.S. Government Agency Obligations	(0.1)

110.2
Liabilities in excess of other assets	(10.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity risk, equity risk, credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker-variation margin	$4,876,613	*	Due from broker-variation margin	$4,892,952	*
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	955,668		Unrealized depreciation on over-the-counter swap agreements	1,900,216
Interest rate contracts	Premiums paid for swap agreements	367,306		Premiums received for swap agreements	161,342
Interest rate contracts	Unaffiliated investments	1,422,823		Written options outstanding, at value	3,328,154
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	10,309,510		Unrealized depreciation on foreign currency forward contracts	14,645,760
Foreign exchange contracts	—	—		Written options outstanding, at value	35,642
Credit contracts	Unrealized appreciation on over-the-counter swap agreements	2,997,968		Unrealized depreciation on over-the-counter swap agreements	712,810
Credit contracts	Premiums paid for swap agreements	7,580,984		Premiums received for swap agreements	2,896,596
Credit contracts	Due from broker-variation margin	60,339	*	Written options outstanding, at value	5,335
Equity contracts	Due from broker-variation margin	15,289,599	*	—	—
Equity contracts	Unrealized appreciation on over-the-counter swap agreements	2,063,787		Unrealized depreciation on over-the-counter swap agreements	1,522,982
Equity contracts	Premiums paid for swap agreements	67,616		—	—
Equity contracts	Unaffiliated investments	135,173		—	—
Commodity contracts	Due from broker-variation margin	684,125	*	Due from broker-variation margin	838,734	*
Commodity contracts	Unaffiliated investments	3,250		Written options outstanding, at value	56,899

Total		$46,814,761			$30,997,422

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Purchased Options(1)	Futures	Written Options	Swaps	Forward Currency Contracts(2)	Total
Interest rate contracts	$—	$236,888	$891,472	$6,047,965	$(6,033,152)	$—	$1,143,173
Foreign exchange contracts	—	(328,510)	—	(137,917)	29,775	(11,797,486)	(12,234,138)
Credit contracts	—	—	—	—	1,474,413	—	1,474,413
Equity contracts	205,166	—	52,170,252	—	4,013,121	—	56,388,539
Commodity contracts	—	(214,051)	(491,708)	535,835	(18,018,551)	—	(18,188,475)

Total	$205,166	$(305,673)	$52,570,016	$6,445,883	$(18,534,394)	$(11,797,486)	$28,583,512

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(3)	Purchased Options(3)	Futures	Written Options	Swaps	Forward Currency Contracts(4)	Total
Interest rate contracts	$—	$774,798	$(1,149,589)	$(506,193)	$(5,519,497)	$—	$(6,400,481)
Foreign exchange contracts	—	—	—	11,945	—	6,203,282	6,215,227
Credit contracts	—	—	—	1,263	1,429,772	—	1,431,035
Equity contracts	6,429	—	16,179,255	—	(5,959,042)	—	10,226,642
Commodity contracts	—	206,371	(178,632)	(126,728)	—	—	(98,989)

Total	$6,429	$981,169	$14,851,034	$(619,713)	$(10,048,767)	$6,203,282	$11,373,434

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2013, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options(1)	Written Options(2)	Futures Contracts - Long Positions(3)	Futures Contracts - Short Positions(3)	Forward Foreign Currency Exchange Purchase Contracts(4)	Forward Foreign Currency Exchange Sale Contracts(5)
$1,477,278	$3,807,100	$1,623,122,774	$130,715,655	$642,966,386	$1,201,137,318

Interest Rate Swap Agreements(6)	Credit Default Swap Agreements - Buy Protection(6)	Credit Default Swap Agreements - Sell Protection(6)	Total Return Swap Agreements(6)	Currency Swap Agreements(6)
$476,217,162	$24,971,920	$96,313,264	$485,511,142	$2,560,000

(1)	Cost.

(2)	Premium Received.

(3)	Value at Trade Date.

(4)	Value at Settlement Date Payable.

(5)	Value at Settlement Date Receivable.

(6)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in financial instruments and derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument and derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$232,719,685	$—	$—	$232,719,685
Repurchase agreements	451,400,000	—	—	451,400,000
Exchange-traded and cleared derivatives	1,496,452	—	—	1,496,452
Over-the-counter derivatives*	17,753,006	(945,731)	—	16,807,275

				702,423,412

Liabilities:
Exchange-traded and cleared derivatives	(334,654)	—	—	(334,654)
Over-the-counter derivatives*	(21,873,144)	3,023,981	—	(18,849,163)

				(19,183,817)

Collateral Amount Pledged/(Received):
Securities on loan				(232,719,685)
Repurchase agreements				(451,400,000)
Exchange-traded and cleared derivatives				—
Over-the-counter derivatives				687,096

Net Amount				$(192,994)

*	Over-the-counter derivatives may consist of forward foreign currency exchange contracts, options contracts and swap agreements. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation) by counterparty, see the Schedule of Investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST ADVANCED STRATEGIES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $232,719,685:
Unaffiliated investments (cost $7,225,326,969)	$8,183,113,463
Affiliated investments (cost $1,041,069,975)	1,113,752,585
Cash	32,694
Foreign currency, at value (cost $14,716,140)	14,773,863
Deposit with broker	9,831,117
Receivable for investments sold	337,151,889
Dividends and interest receivable	19,328,910
Unrealized appreciation on foreign currency forward contracts	10,309,510
Premiums paid for swap agreements	8,015,906
Unrealized appreciation on over-the-counter swap agreements	6,017,423
Tax reclaim receivable	3,964,306
Due from broker-variation margin	1,496,452
Receivable for fund share sold	773,392
Prepaid expenses	58,340

Total Assets	9,708,619,850

LIABILITIES:
Payable for investments purchased.	985,502,700
Payable to broker for collateral for securities on loan	237,868,957
Due to broker	19,182,000
Unrealized depreciation on foreign currency forward contracts	14,645,760
Securities sold short, at value (proceeds received $11,027,578)	11,015,118
Unrealized depreciation on over-the-counter swap agreements	4,136,008
Written options outstanding, at value (premiums received $3,422,439)	3,426,030
Premiums received for swap agreements	3,057,938
Advisory fees payable	2,634,344
Accrued expenses and other liabilities	489,670
Foreign capital gains tax liability accrued	209,995
Payable for fund share repurchased	163,205
Distribution fee payable	111,897
Affiliated transfer agent fee payable	417

Total Liabilities	1,282,444,039

NET ASSETS	$8,426,175,811

Net assets were comprised of:
Paid-in capital	$6,749,759,051
Retained earnings	1,676,416,760

Net assets, December 31, 2013	$8,426,175,811

Net asset value and redemption price per share, $8,426,175,811 / 598,298,907 outstanding shares of beneficial interest.	$14.08

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Unaffiliated dividend income (net of $3,521,519 foreign withholding tax)	$96,358,520
Interest income	53,411,855
Affiliated dividend income	836,698
Affiliated income from securities lending, net	762,702

151,369,775

EXPENSES
Advisory fees.	61,195,867
Distribution fee (Note 4)	6,375,569
Custodian and accounting fees	1,663,000
Shareholder servicing fees and expenses (Note 4)	982,686
Interest expense	90,032
Trustees’ fees	75,000
Insurance expenses	73,000
Audit fee	67,000
Legal fees and expenses	25,000
Commitment fee on syndicated credit agreement	9,000
Shareholders’ reports	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	8,000
Miscellaneous	71,855

Total expenses	70,645,009
Less: advisory fee waivers and/or expense reimbursement	(2,266,350)
Less: shareholder servicing fee waiver	(365,198)

Net expenses	68,013,461

NET INVESTMENT INCOME	83,356,314

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated $14,459,334)	297,517,834
Futures transactions	52,570,016
Options written transactions	6,445,883
Short sales transactions	(1,853)
Swap agreements transactions	(18,534,394)
Foreign currency transactions	(8,070,985)

329,926,501

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $58,063,827) (net of change in foreign capital gains taxes $(209,995))	717,789,050
Futures	14,851,034
Options written	(619,713)
Short sales	117,771
Swap agreements	(10,048,767)
Foreign currencies	5,967,389

728,056,764

NET GAIN ON INVESTMENTS	1,057,983,265

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,141,339,579

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2013	Year Ended December 31, 2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$83,356,314	$80,588,723
Net realized gain on investment and foreign currency transactions	329,926,501	201,700,484
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	728,056,764	323,551,024

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,141,339,579	605,840,231

DISTRIBUTIONS	—	(86,237,382)

FUND SHARE TRANSACTIONS:
Fund share sold [98,611,301 and 256,365,491 shares, respectively]	1,265,935,715	2,958,278,112
Fund share issued in reinvestment of distributions [0 and 7,818,439 shares, respectively]	—	86,237,382
Fund share repurchased [25,818,137 and 87,723,799 shares, respectively]	(331,723,858)	(997,765,670)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	934,211,857	2,046,749,824

TOTAL INCREASE IN NET ASSETS	2,075,551,436	2,566,352,673
NET ASSETS:
Beginning of year	6,350,624,375	3,784,271,702

End of year	$8,426,175,811	$6,350,624,375

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST BALANCED ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 90.1%
AFFILIATED MUTUAL FUNDS	Shares	Value (Note 2)
AST AQR Emerging Markets Equity Portfolio*	1,394,218	$14,276,794
AST AQR Large-Cap Portfolio*	78,652,896	925,744,584
AST ClearBridge Dividend Growth Portfolio*	38,711,031	457,951,493
AST Federated Aggressive Growth Portfolio*	6,338,748	85,953,420
AST Goldman Sachs Large-Cap Value Portfolio*	9,528,620	224,208,433
AST Goldman Sachs Mid-Cap Growth Portfolio*	948,123	6,579,974
AST Goldman Sachs Small-Cap Value Portfolio*	3,946,462	66,340,023
AST Herndon Large-Cap Value Portfolio*	13,382,393	171,696,100
AST High Yield Portfolio*	19,617,096	161,056,357
AST International Growth Portfolio*	43,192,296	609,875,225
AST International Value Portfolio*	32,592,050	598,064,109
AST Jennison Large-Cap Growth Portfolio*	11,524,887	220,701,586
AST Jennison Large-Cap Value Portfolio*	10,496,165	173,816,495
AST Large-Cap Value Portfolio*	9,112,960	180,983,378
AST Loomis Sayles Large-Cap Growth Portfolio*	11,304,227	329,857,340
AST Lord Abbett Core Fixed-Income Portfolio*	19,882,640	224,077,350
AST MFS Growth Portfolio*	21,556,968	329,174,897
AST MFS Large-Cap Value Portfolio*	12,336,425	170,242,671
AST Mid-Cap Value Portfolio*	988,579	17,567,047
AST Money Market Portfolio*	50,156,367	50,156,367
AST Neuberger Berman Core Bond Portfolio*	13,682,723	140,795,217
AST Neuberger Berman Mid-Cap Growth Portfolio*	815,778	26,406,726
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*	734,759	17,685,653
AST Parametric Emerging Markets Equity Portfolio*	2,559,289	22,956,822
AST PIMCO Limited Maturity Bond Portfolio*	8,337,155	86,289,557
AST PIMCO Total Return Bond Portfolio*	63,456,822	779,884,343
AST Prudential Core Bond Portfolio*	89,910,272	949,452,473
AST QMA Emerging Markets Equity Portfolio*	2,018,565	19,660,819
AST QMA Large-Cap Portfolio*	78,857,789	931,310,484
AST Small-Cap Growth Portfolio*	4,007,985	122,764,579
AST Small-Cap Value Portfolio*	8,072,404	165,484,281
AST T. Rowe Price Equity Income Portfolio*	19,431,073	239,390,824
AST T. Rowe Price Large-Cap Growth Portfolio*	10,677,326	220,059,689
AST T. Rowe Price Natural Resources Portfolio*	417,508	9,489,962
AST Templeton Global Bond Portfolio*	23,137	249,191
AST Western Asset Core Plus Bond Portfolio*	66,096,005	697,973,815
AST Western Asset Emerging Markets Debt Portfolio*	9,407,110	90,308,259

	Shares	Value (Note 2)
TOTAL LONG-TERM INVESTMENTS (cost $8,278,313,692)(w)		$9,538,486,337

SHORT-TERM INVESTMENTS — 9.3%
AFFILIATED MONEY MARKET MUTUAL FUND — 9.0%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $950,571,140)(w) (Note 4)	950,571,140	950,571,140

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(k)(n) — 0.3%
U.S. Treasury Bills
0.017%	03/20/14	1,000	999,872
0.035%	03/20/14	3,000	2,999,616
0.060%	03/20/14	4,000	3,999,488
0.061%	03/20/14	20,200	20,197,414
0.065%	03/20/14	2,800	2,799,642
0.070%	03/20/14	2,300	2,299,706
0.100%	03/20/14	2,200	2,199,718

TOTAL U.S. TREASURY OBLIGATIONS (cost $35,495,615)			35,495,456

TOTAL SHORT-TERM INVESTMENTS (cost $986,066,755)			986,066,596

TOTAL INVESTMENTS — 99.4% (cost $9,264,380,447)			10,524,552,933
OTHER ASSETS IN EXCESS OF LIABILITIES(x) — 0.6%			66,156,323

NET ASSETS — 100.0%			$10,590,709,256

The following abbreviations are used in the Portfolio descriptions:

CAC	French Stock Market Index
DAX	German Stock Index
FTSE	Financial Times Stock Exchange
STOXX	Stock Index of Eurozone
TOPIX	Tokyo Stock Price Index

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST BALANCED ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Financial futures contracts open at December 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Long Positions:
1,114	2 Year U.S. Treasury Notes	Mar. 2014	$245,125,781	$244,871,125	$(254,656)
2,323	10 Year U.S. Treasury Notes	Mar. 2014	290,374,523	285,837,891	(4,536,632)
200	CAC40 10 Euro	Jan. 2014	11,315,174	11,826,936	511,762
2,701	S&P 500 E-Mini	Mar. 2014	239,839,692	248,640,555	8,800,863
39	DAX Index.	Mar. 2014	12,285,751	12,883,976	598,225
278	Russell 2000 Mini Index	Mar. 2014	30,646,188	32,286,920	1,640,732
140	S&P 500 Index	Mar. 2014	61,905,574	64,438,500	2,532,926
273	TOPIX Index	Mar. 2014	32,571,143	33,765,312	1,194,169
851	Euro STOXX 50	Mar. 2014	34,296,581	36,386,133	2,089,552
294	FTSE 100 Index.	Mar. 2014	31,202,355	32,606,892	1,404,537

					$13,981,478

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$10,489,057,477	$—	$—
U.S. Treasury Obligations	—	35,495,456	—
Other Financial Instruments*
Futures	13,981,478	—	—

Total	$10,503,038,955	$35,495,456	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The investment allocation of Portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2013 were as follows (unaudited):

Investment Type

Large/Mid-Cap Growth	30.5%
Core Bonds	27.2
Money Market	9.5
Large/Mid-Cap Value	9.0
International Growth	5.8
International Value	5.6
Large/Mid-Cap Blend	4.3

Small-Cap Value	2.2
Small-Cap Growth	2.0
High Yield	1.5
Emerging Markets	1.4
U.S. Treasury Obligations	0.3
Sector	0.1

99.4
Other assets in excess of liabilities	0.6

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST BALANCED ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	—	$—		Due from broker-variation margin	$4,791,288	*
Equity contracts	Due from broker-variation margin	18,772,766	*	—	—

Total		$18,772,766			$4,791,288

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(3,975,000)
Equity contracts	64,644,580

Total	$60,669,580

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(4,395,554)
Equity contracts	19,618,948

Total	$15,223,394

For the year ended December 31, 2013, the Portfolio’s average value at trade date for futures long position was $528,041,050.

The Portfolio invested in derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Exchange-traded and cleared derivatives	$896,996	$ —	$ —	$896,996

Collateral Amount Pledged/(Received):
Exchange-traded and cleared derivatives				—

Net Amount				$896,996

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST BALANCED ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value:
Affiliated investments (cost $9,228,884,832)	$10,489,057,477
Unaffiliated investments (cost $35,495,615)	35,495,456
Foreign currency, at value (cost $66,373,636)	66,240,472
Deposit with broker	12
Due from broker-variation margin	896,996
Receivable for fund share sold	702,637
Dividends receivable	98,751
Prepaid expenses	2,887

Total Assets	10,592,494,688

LIABILITIES:
Payable for fund share repurchased	1,049,650
Advisory fees payable	582,665
Accrued expenses and other liabilities	152,340
Affiliated transfer agent fee payable	417
Deferred trustees’ fees	360

Total Liabilities	1,785,432

NET ASSETS	$10,590,709,256

Net assets were comprised of:
Paid-in capital	$8,166,020,871
Retained earnings	2,424,688,385

Net assets, December 31, 2013	$10,590,709,256

Net asset value and redemption price per share, $10,590,709,256 / 767,678,645 outstanding shares of beneficial interest	$13.80

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Affiliated dividend income	$779,636

EXPENSES
Advisory fees	14,601,281
Custodian and accounting fees	413,000
Trustees’ fees	84,000
Legal fees and expenses	28,000
Audit fee	20,000
Commitment fee on syndicated credit agreement	11,000
Shareholders’ reports	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Insurance expenses	4,000
Miscellaneous	17,128

Total expenses	15,197,409
Less: advisory fee waivers and/or expense reimbursement	(61,285)

Net expenses	15,136,124

NET INVESTMENT LOSS	(14,356,488)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions (including affiliated $731,481,334)	731,481,334
Futures transactions	60,669,580
Foreign currency transactions	77,430

792,228,344

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $777,213,338)	777,212,640
Futures	15,223,394
Foreign currencies	(142,752)

792,293,282

NET GAIN ON INVESTMENTS	1,584,521,626

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,570,165,138

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$(14,356,488)	$84,472,662
Net realized gain on investment and foreign currency transactions	792,228,344	288,875,026
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	792,293,282	484,424,965

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,570,165,138	857,772,653

DISTRIBUTIONS	—	(312,222,168)

FUND SHARE TRANSACTIONS:
Fund share sold [65,868,803 and 235,085,351 shares, respectively]	825,237,191	2,678,407,412
Fund share issued in reinvestment of distributions [0 and 28,723,290 shares, respectively]	—	312,222,168
Fund share repurchased [40,866,608 and 112,116,860 shares, respectively]	(516,888,323)	(1,271,395,108)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	308,348,868	1,719,234,472

TOTAL INCREASE IN NET ASSETS	1,878,514,006	2,264,784,957
NET ASSETS:
Beginning of year	8,712,195,250	6,447,410,293

End of year	$10,590,709,256	$8,712,195,250

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 71.8%
COMMON STOCKS — 21.4%	Shares	Value (Note 2)
Aerospace & Defense — 0.3%
Boeing Co. (The)	14,800	$2,020,052
Raytheon Co.	6,925	628,097
Rockwell Collins, Inc.(a)	7,700	569,184
Textron, Inc.	103,149	3,791,757

		7,009,090

Airlines — 0.2%
United Continental Holdings, Inc.*	102,287	3,869,517

Auto Components — 0.3%
BorgWarner, Inc.	21,700	1,213,247
Dana Holding Corp.(a)	6,894	135,260
Goodyear Tire & Rubber Co. (The)	138,530	3,303,941
TRW Automotive Holdings Corp.*	39,598	2,945,695

		7,598,143

Automobiles — 0.2%
Dongfeng Motor Group Co. Ltd. (China)
(Class H Stock)	1,092,000	1,714,962
General Motors Co.*	82,747	3,381,870

		5,096,832

Beverages — 0.6%
Anheuser-Busch InBev NV (Belgium)	117,676	12,513,273

Biotechnology — 0.4%
Alkermes PLC*	80,547	3,275,041
Amgen, Inc.	16,900	1,929,304
Biogen Idec, Inc.*	4,600	1,286,850
Celgene Corp.*	8,600	1,453,056
Gilead Sciences, Inc.*	8,500	638,775
Ironwood Pharmaceuticals, Inc.*	5,100	59,211

		8,642,237

Capital Markets — 0.6%
American Capital Ltd.*	348,570	5,451,635
Credit Suisse Group AG (Switzerland)*	160,661	4,958,541
Goldman Sachs Group, Inc. (The)	16,552	2,934,008
Uranium Participation Corp. (Canada)*	8,500	45,211

		13,389,395

Chemicals — 0.4%
Advanced Emissions Solutions, Inc.*	1,420	77,007
Cabot Corp.	14,030	721,142
Dow Chemical Co. (The)	24,200	1,074,480
Ecolab, Inc.	49,905	5,203,594
Huntsman Corp.	40,500	996,300

		8,072,523

Commercial Banks — 1.2%
Mitsubishi UFJ Financial Group, Inc.
(Japan)	1,086,300	7,212,377
Sberbank of Russia (Russia), ADR	604,577	7,599,533
Standard Chartered PLC (United Kingdom)	225,888	5,102,147
SunTrust Banks, Inc.	66,200	2,436,822
U.S. Bancorp	115,175	4,653,070

		27,003,949

Commercial Services & Supplies — 0.1%
Tyco International Ltd.	31,575	1,295,838

COMMON STOCKS (continued)	Shares	Value (Note 2)
Communications Equipment — 0.3%
Brocade Communications Systems, Inc.*	90,200	$800,074
Cisco Systems, Inc.	149,200	3,349,540
Nokia OYJ (Finland)*	397,991	3,215,780

		7,365,394

Computers & Peripherals — 0.5%
Apple, Inc.	6,840	3,837,992
EMC Corp.	127,600	3,209,140
NetApp, Inc.	31,896	1,312,201
Western Digital Corp.	21,100	1,770,290

		10,129,623

Construction & Engineering
KBR, Inc.	32,210	1,027,177

Consumer Finance — 0.5%
Capital One Financial Corp.	86,610	6,635,192
Discover Financial Services	76,050	4,254,997

		10,890,189

Containers & Packaging — 0.1%
Packaging Corp. of America	34,513	2,183,983

Diversified Financial Services — 1.4%
Bank of America Corp.	341,586	5,318,494
Citigroup, Inc.	238,079	12,406,296
JPMorgan Chase & Co.	234,782	13,730,052
NASDAQ OMX Group, Inc. (The)	10,700	425,860

		31,880,702

Diversified Telecommunication Services — 0.2%
Level 3 Communications, Inc.*	16,340	541,998
Orange SA (France)	322,316	4,001,611

		4,543,609

Electrical Equipment — 0.4%
Mitsubishi Electric Corp. (Japan)	639,000	8,035,080

Electronic Equipment, Instruments & Components — 0.1%
Avnet, Inc.	23,900	1,054,229
TE Connectivity Ltd. (Switzerland)	20,700	1,140,777

		2,195,006

Energy Equipment & Services — 0.3%
Halliburton Co.	40,100	2,035,075
Oceaneering International, Inc.	17,475	1,378,428
Schlumberger Ltd.	41,100	3,703,521

		7,117,024

Food & Staples Retailing — 0.2%
CVS Caremark Corp.	71,825	5,140,515
Wal-Mart Stores, Inc.	4,750	373,778

		5,514,293

Food Products — 0.2%
Kraft Foods Group, Inc.	98,507	5,311,497

Health Care Equipment & Supplies — 0.2%
Abbott Laboratories	43,325	1,660,647
Medtronic, Inc.	44,500	2,553,855

		4,214,502

Health Care Providers & Services — 0.5%
Aetna, Inc.	35,600	2,441,804
Envision Healthcare Holdings, Inc.*	4,200	149,184

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Providers & Services (continued)
McKesson Corp.	22,750	$3,671,850
UnitedHealth Group, Inc.	24,900	1,874,970
Universal Health Services, Inc. (Class B Stock)	24,568	1,996,396

		10,134,204

Household Durables — 0.3%
Newell Rubbermaid, Inc.	237,889	7,709,983

Industrial Conglomerates — 0.7%
3M Co.	38,575	5,410,144
Danaher Corp.	103,830	8,015,676
General Electric Co.	33,725	945,312

		14,371,132

Insurance — 0.6%
Allied World Assurance Co. Holdings AG	6,100	688,141
American Financial Group, Inc.	8,500	490,620
American International Group, Inc.	119,466	6,098,739
Genworth Financial, Inc. (Class A Stock)*	57,700	896,081
Hartford Financial Services Group, Inc. (The)	75,402	2,731,814
Travelers Cos., Inc. (The)	23,725	2,148,061

		13,053,456

Internet Software & Services — 0.6%
AOL, Inc.*	21,900	1,020,978
Google, Inc. (Class A Stock)*	6,530	7,318,236
MercadoLibre, Inc. (Argentina)(a)	31,261	3,369,623
Twitter, Inc.*(a)	1,912	121,699
Yahoo!, Inc.*	23,300	942,252

		12,772,788

IT Services — 0.6%
Accenture PLC (Class A Stock)	84,543	6,951,125
MasterCard, Inc. (Class A Stock)	6,190	5,171,497
Teradata Corp.*(a)	23,800	1,082,662

		13,205,284

Life Sciences Tools & Services — 0.1%
Agilent Technologies, Inc.	49,125	2,809,459

Machinery — 0.5%
Cummins, Inc.	5,350	754,189
Ingersoll-Rand PLC	32,800	2,020,480
Makita Corp. (Japan)	65,800	3,460,597
Oshkosh Corp.	10,000	503,800
Parker Hannifin Corp.	12,670	1,629,869
WABCO Holdings, Inc.*	11,700	1,092,897
Zoomlion Heavy Industry Science and Technology Co. Ltd. (China) (Class H Stock)	1,866,200	1,748,844

		11,210,676

Media — 1.8%
Cablevision Systems Corp. (Class A Stock)(a)	37,295	668,699
Comcast Corp. (Class A Stock)	105,675	5,491,401
DIRECTV*	224,829	15,533,436
Grupo Televisa SAB (Mexico), ADR	203,027	6,143,597
Time Warner, Inc.	125,538	8,752,509

COMMON STOCKS (continued)	Shares	Value (Note 2)
Media (continued)
Twenty-First Century Fox, Inc.	74,923	$2,635,791

		39,225,433

Multiline Retail — 0.1%
Dillard’s, Inc. (Class A Stock)	10,300	1,001,263
Macy’s, Inc.	22,200	1,185,480

		2,186,743

Oil, Gas & Consumable Fuels — 1.2%
Apache Corp.	45,598	3,918,692
Chevron Corp.	10,965	1,369,638
CNOOC Ltd. (China) (Class H Stock)	2,677,000	4,978,625
Exxon Mobil Corp.	19,575	1,980,990
Lukoil OAO (Russia), ADR	87,199	5,504,001
Marathon Petroleum Corp.	38,355	3,518,304
PBF Energy, Inc. (Class A Stock)(a)	40,308	1,268,090
Suncor Energy, Inc. (Canada)	102,375	3,588,244
Tesoro Corp.	19,072	1,115,712

		27,242,296

Paper & Forest Products — 0.2%
Ainsworth Lumber Co. Ltd. (Canada)*	5,735	22,513
Domtar Corp.	19,175	1,808,970
International Paper Co.	27,600	1,353,228
Newpage Holdings, Inc.*(a)	3,500	305,165

		3,489,876

Personal Products — 0.1%
Natura Cosmeticos SA (Brazil)	72,825	1,277,003

Pharmaceuticals — 1.7%
AbbVie, Inc.	41,525	2,192,935
AstraZeneca PLC (United Kingdom)	120,356	7,140,391
Bristol-Myers Squibb Co.	19,925	1,059,014
Eli Lilly & Co.	28,375	1,447,125
Johnson & Johnson	9,600	879,264
Merck & Co., Inc.	89,450	4,476,973
Pfizer, Inc.	165,750	5,076,923
Roche Holding AG (Switzerland)	32,102	8,992,614
Sanofi (France)	56,522	6,036,286

		37,301,525

Road & Rail — 0.2%
Union Pacific Corp.	31,407	5,276,376

Semiconductors & Semiconductor Equipment — 0.2%
Applied Materials, Inc.	129,220	2,285,902
Intel Corp.	4,850	125,906
Samsung Electronics Co. Ltd. (South Korea)	1,784	2,324,636

		4,736,444

Software — 0.7%
Activision Blizzard, Inc.	32,000	570,560
Microsoft Corp.	275,211	10,301,148
Oracle Corp.	97,800	3,741,828
Symantec Corp.	39,100	921,978

		15,535,514

Specialty Retail — 0.6%
AutoZone, Inc.*(a)	8,395	4,012,306
Lowe’s Cos., Inc.	93,500	4,632,925

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Specialty Retail (continued)
Ross Stores, Inc.	49,300	$3,694,049

		12,339,280

Textiles, Apparel & Luxury Goods — 0.8%
Cie Financiere Richemont SA (Switzerland)	67,820	6,775,046
Coach, Inc.(a)	102,306	5,742,436
Swatch Group AG (The) (Switzerland)	7,091	4,699,942

		17,217,424

Tobacco — 0.8%
Imperial Tobacco Group PLC (United Kingdom)	429,774	16,661,610

Trading Companies & Distributors
HD Supply Holdings, Inc.*	23,980	575,760
MRC Global, Inc.*	15,100	487,126

		1,062,886

Transportation Infrastructure — 0.1%
Jiangsu Expressway Co. Ltd. (China) (Class H Stock)	1,432,000	1,759,922

Wireless Telecommunication Services — 0.3%
Crown Castle International Corp.*	8,661	635,977
SBA Communications Corp. (Class A Stock)*(a)	11,561	1,038,640
Vodafone Group PLC (United Kingdom)	1,192,060	4,693,394

		6,368,011

TOTAL COMMON STOCKS
(cost $404,995,448)		471,846,201

EXCHANGE TRADED FUNDS — 6.3%
Financial Select Sector SPDR Fund	4,488,987	98,129,256
Health Care Select Sector SPDR Fund(a)	750,058	41,583,216
TOTAL EXCHANGE TRADED FUNDS

(cost $107,312,724)		139,712,472

PREFERRED STOCKS — 0.4%
Auto Components — 0.1%
Dana Holding Corp., CVT, 144A, 4.000%	11,389	1,883,456
Goodyear Tire & Rubber Co. (The), 5.875%	6,490	433,857

		2,317,313

Diversified Financial Services — 0.3%
Citigroup, Inc., Series K, 6.875%*	30,000	760,200
GMAC Capital Trust I, Series 2, 8.125%	168,015	4,492,721

		5,252,921

Oil, Gas & Consumable Fuels
Chesapeake Energy Corp., 5.750%	348	404,550

TOTAL PREFERRED STOCKS (cost $7,463,298)		7,974,784

	Units
WARRANTS* — 0.1%
Semiconductors & Semiconductor Equipment
Samsung Electronics Co. Ltd. (South Korea), expiring 01/24/17 (cost $2,227,548)	1,601	2,086,103

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES — 3.3%
Collateralized Loan Obligations — 0.1%
ALM Loan Funding (Cayman Islands),
Series 2013-8A, Class B, 144A
2.988%(c)	01/20/26	$250	$246,701
Series 2013-8A, Class C, 144A
3.438%(c)	01/20/26	250	235,728
Series 2013-8A, Class D, 144A
4.738%(c)	01/20/26	250	226,108
Battalion CLO Ltd. (Cayman Islands),
Series 2013-4A, Class C, 144A
3.639%(c)	10/22/25	250	235,540
Figueroa CLO Ltd. (Cayman Islands),
Series 2013-1A, Class C, 144A
3.887%(c)	03/21/24	250	241,207
Flatiron CLO Ltd.,
Series 2013-1A, Class C, 144A
3.890%(c)	01/17/26	500	478,079
OZLM Funding III Ltd. (Cayman Islands),
Series 2013-3A, Class A1, 144A
1.571%(c)	01/22/25	250	247,717

			1,911,080

Non-Residential Mortgage-Backed Securities — 2.4%
Access Group, Inc.,
Series 2004-A, Class A2
0.498%(c)	04/25/29	368	361,523
Series 2005-A, Class A2
0.458%(c)	04/27/26	962	959,831
American Express Credit Account Master Trust,
Series 2005-2, Class C, 144A
0.657%(c)	10/16/17	600	599,197
AmeriCredit Automobile Receivables Trust,
Series 2010-1, Class C
5.190%	08/17/15	228	230,234
Series 2010-1, Class D
6.650%	07/17/17	635	649,387
Series 2010-2, Class D
6.240%	06/08/16	900	931,093
Series 2010-4, Class C
2.760%	05/09/16	900	908,397
Series 2010-4, Class D
4.200%	11/08/16	400	412,348
Series 2011-1, Class B
2.190%	02/08/16	226	226,448
Series 2011-1, Class D
4.260%	02/08/17	600	623,819
Series 2011-2, Class D
4.000%	05/08/17	300	310,380
Series 2011-3, Class C
2.860%	01/09/17	400	408,243
Carfinance Capital Auto Trust,
Series 2013-1A, Class A, 144A
1.650%	07/17/17	388	387,214
Series 2013-2A, Class A, 144A
1.750%	11/15/17	468	468,266
CPS Auto Receivables Trust,
Series 2011-B, Class B, 144A
5.680%	09/17/18	192	199,814

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (Continued)
Non-Residential Mortgage-Backed Securities (continued)
DT Auto Owner Trust,
Series 2011-2A, Class D, 144A
4.360%	12/15/16	173	$174,644
Series 2012-2A, Class C, 144A
2.720%	04/17/17	100	100,809
Series 2012-2A, Class D, 144A
4.350%	03/15/19	500	515,559
First Investors Auto Owner Trust,
Series 2013-1A, Class A2, 144A
0.900%	10/15/18	370	369,859
Series 2013-3A, Class A2, 144A
0.890%	09/15/17	1,500	1,500,093
Ford Credit Floorplan Master Owner Trust A,
Series 2012-1, Class D
2.267%(c)	01/15/16	184	184,092
GreenPoint Mortgage Funding Trust,
Series 2005-HE1, Class M1
0.765%(c)	09/25/34	3	2,593
KeyCorp Student Loan Trust,
Series 2005-A, Class 2A3
0.476%(c)	09/28/26	194	193,590
Series 2006-A, Class 2A3
0.436%(c)	06/27/29	1,239	1,221,513
Prestige Auto Receivables Trust,
Series 2013-1A, Class A2, 144A
1.090%	02/15/18	1,022	1,025,111
Santander Consumer Acquired Receivables Trust,
Series 2011-S1A, Class D, 144A
3.150%	08/15/16	220	220,725
Series 2011-WO, Class C, 144A
3.190%	10/15/15	2,083	2,096,803
Santander Drive Auto Receivables Trust,
Series 2010-2, Class C
3.890%	07/17/17	316	321,352
Series 2010-3, Class C
3.060%	11/15/17	2,198	2,238,920
Series 2010-B, Class C, 144A
3.020%	10/17/16	1,413	1,423,491
Series 2011-1, Class C
3.110%	05/16/16	700	712,853
Series 2011-1, Class D
4.010%	02/15/17	2,000	2,078,972
Series 2011-3, Class B
2.500%	12/15/15	150	150,281
Series 2011-3, Class D
4.230%	05/15/17	400	417,751
Series 2011-4, Class B
2.900%	05/16/16	1,258	1,267,809
Series 2012-1, Class C
3.780%	11/15/17	2,300	2,378,009
Series 2012-2, Class B
2.090%	08/15/16	1,630	1,645,540
Series 2012-2, Class D
3.870%	02/15/18	300	314,887
Series 2012-4, Class B
1.830%	03/15/17	500	504,685
Series 2012-4, Class C
2.940%	12/15/17	500	514,577
Series 2012-6, Class B

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (Continued)
Non-Residential Mortgage-Backed Securities (continued)
1.330%	05/15/17	800	$802,275
Series 2012-6, Class C
1.940%	03/15/18	900	907,215
Series 2013-3, Class C
1.810%	04/15/19	450	446,997
Series 2013-A, Class B, 144A
1.890%	10/15/19	400	402,592
Series 2013-A, Class C, 144A
3.120%	10/15/19	700	717,926
SLC Private Student Loan Trust,
Series 2009-AA, Class A, 144A
4.750%(c)	06/15/33	824	747,651
SLM Private Credit Student Loan Trust,
Series 2003-A, Class A2
0.683%(c)	09/15/20	2,505	2,470,267
Series 2003-B, Class A2
0.643%(c)	03/15/22	2,075	2,029,351
Series 2004-A, Class A2
0.443%(c)	03/16/20	857	848,548
Series 2004-B, Class A2
0.443%(c)	06/15/21	1,590	1,570,876
Series 2005-A, Class A2
0.383%(c)	12/15/20	291	290,166
Series 2005-B, Class A2
0.423%(c)	03/15/23	1,066	1,042,867
Series 2006-B, Class A3
0.383%(c)	12/15/22	38	37,752
Series 2006-C, Class A3
0.373%(c)	06/15/21	386	385,200
SLM Private Education Loan Trust,
Series 2009-CT, Class 1A, 144A
2.350%(c)	04/15/39	305	305,827
Series 2009-CT, Class 2A, 144A
2.017%(c)	04/15/39	248	248,202
Series 2010-A, Class 1A, 144A
3.200%(c)	05/16/44	682	708,126
Series 2011-C, Class A1, 144A
1.567%(c)	12/15/23	724	728,640
Series 2012-A, Class A1, 144A
1.567%(c)	08/15/25	1,247	1,259,047
Series 2012-B, Class A1, 144A
1.267%(c)	12/15/21	623	625,455
Series 2012-D, Class A1, 144A
1.217%(c)	06/15/23	861	864,837
Series 2012-E, Class A1, 144A
0.917%(c)	10/16/23	2,321	2,322,535
Series 2013-A, Class A1, 144A
0.767%(c)	08/15/22	1,081	1,079,522
Series 2013-B, Class A1, 144A
0.818%(c)	07/15/22	1,472	1,471,477
Series 2013-C, Class A1, 144A
1.017%(c)	02/15/22	1,026	1,028,872

			52,592,935

Residential Mortgage-Backed Securities — 0.8%
Bear Stearns Asset-Backed Securities I Trust,
Series 2004-BO1, Class 2A1
0.486%(c)	10/25/34	493	491,177
Series 2006-HE1, Class 1A3

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (Continued)
Residential Mortgage-Backed Securities (continued)
0.496%(c)	12/25/35	1,900	$1,866,349
Countrywide Asset-Backed Certificates,
Series 2004-6, Class 2A5
0.556%(c)	11/25/34	204	201,640
Series 2004-15, Class MV2
0.706%(c)	05/25/35	350	340,944
Series 2005-BC3, Class M1
0.946%(c)	06/25/35	207	205,803
Series 2005-BC5, Class 3A3
0.536%(c)	01/25/36	125	122,940
GSAMP Trust,
Series 2004-SEA2, Class A2B
0.716%(c)	03/25/34	36	36,335
HLSS Servicer Advance Receivables Backed Notes,
Series 2012-T2, Class A2, 144A
1.990%	10/15/45	200	201,320
Series 2012-T2, Class B2, 144A
2.480%	10/15/45	200	201,820
Series 2013-T1, Class A1, 144A
0.898%	01/15/44	2,050	2,050,000
Series 2013-T1, Class B1, 144A
1.247%	01/15/44	200	199,940
Series 2013-T2, Class A2, 144A
1.147%	05/16/44	1,100	1,094,280
Series 2013-T2, Class B2, 144A
1.495%	05/16/44	400	398,520
Series 2013-T6, Class AT6, 144A
1.287%	09/15/44	300	299,820
Home Equity Asset Trust,
Series 2005-5, Class M1
0.646%(c)	11/25/35	1,450	1,436,748
Nationstar Mortgage Advance Receivable Trust,
Series 2013-T1A, Class A1, 144A
1.080%	06/20/44	3,050	3,048,065
Series 2013-T1A, Class B1, 144A
1.379%	06/20/44	1,300	1,299,175
Series 2013-T1A, Class C1, 144A
1.594%	06/20/44	400	399,496
Series 2013-T1A, Class D1, 144A
2.239%	06/20/44	300	299,716
Park Place Securities, Inc.,
Series 2005-WHQ2, Class A1B
0.436%(c)	05/25/35	2,407	2,383,834
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2004-MHQ1, Class M1
1.216%(c)	12/25/34	155	155,117
Series 2004-WWF1, Class M2
1.186%(c)	12/25/34	446	444,592
Series 2005-WCW3, Class A2C
0.546%(c)	08/25/35	186	180,607
Residential Asset Mortgage Products, Inc.,
Series 2005-RZ3, Class A2
0.436%(c)	09/25/35	59	59,327
Specialty Underwriting & Residential Finance,
Series 2005-BC1, Class M2
0.916%(c)	12/25/35	16	16,245

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (Continued)
Residential Mortgage-Backed Securities (continued)
Trade MAPS 1 Ltd. (Ireland),
Series 2013-1A, Class A, 144A
0.870%(c)	12/10/18	1,580	$1,582,907

			19,016,717

TOTAL ASSET-BACKED SECURITIES (cost $73,516,665)			73,520,732

BANK LOANS(c) — 1.5%
Aerospace & Defense — 0.1%
Accudyne Industries Borrower SCA (Luxembourg),
Refinancing Term Loan
4.000%	12/13/19	413	412,497
Sequa Corp.,
Initial Term Loan
5.250%(c)	06/19/17	1,456	1,419,004

			1,831,501

Airlines
Northwest Air,
Participation Loan B757-200
1.621%	09/10/18	268	236,069
Participation Loan B757-300
1.621%	03/10/17	132	116,196
2.241%	03/10/17	304	280,542

			632,807

Auto Parts & Equipment — 0.1%
Federal-Mogul Corp.,
Tranche Term Loan B
2.118%(c)	12/27/14	1,145	1,130,844
Tranche Term Loan C
2.118%(c)	12/27/15	673	664,622
Schaeffler AG,
Facility C
4.250%	01/27/17	535	539,013

			2,334,479

Chemicals
Ineos US Finance LLC,
Cash Dollar Term Loan
4.000%	04/19/18	364	364,698
Oxea Finance LLC,
Term Loan (Second Lien)
8.250%	07/15/20	225	228,798

			593,496

Commercial Services & Supplies — 0.1%
Brand Energy & Infrastructure Services, Inc.,
Term Loan B
4.750%	11/18/20	387	387,935
Coinmach Service Corp.,
Term Loan
4.250%	11/02/19	294	295,366
4.250%	11/14/19	295	296,106
Interactive Data Corp.,
Refinancing Term Loan
3.750%	02/11/18	288	288,085

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (Continued)
Commercial Services & Supplies (continued)
ServiceMaster Co. (The),
Tranche Term Loan C
4.250%	01/31/17	60	$59,026
Weather Co. (The),
Term Loan
7.000%	06/26/20	230	236,181

			1,562,699

Computer Services & Software — 0.1%
First Data Corp.,
2018 Dollar Term Loan
4.180%	03/24/18	340	340,127
Kronos, Inc.,
Initial Term Loan (Second Lien)
9.750%	04/23/20	530	548,108
Lawson Software, Inc.,
Tranche Term Loan B-2
5.250%	04/15/18	790	789,456
Zayo Group LLC,
Term Loan
4.000%	03/31/19	906	905,000

			2,582,691

Containers & Packaging
Ardagh Packaging,
Term Loan
4.750%	12/05/19	200	201,000

Distribution/Wholesale
HD Supply, Inc.,
Term Loan
4.500%	10/12/17	619	624,078

Diversified Financial Services — 0.1%
iStar Financial, Inc.,
Loan
4.500%	10/08/17	170	170,740
KCG Holdings, Inc.,
Term Loan
5.750%	11/21/17	178	178,120
Ocwen Loan Servicing LLC,
Initial Term Loan
5.000%	01/31/18	680	687,171

			1,036,031

Diversified Telecommunication Services
Level 3 Financing, Inc.,
Tranche Term Loan B 2020
4.750%	01/15/20	115	115,690

Energy–Alternate Sources
Sandy Creek Energy Associates LP,
Term Loan
5.000%	11/04/20	240	239,734

Health Care Providers & Services
LHP Operations Co. LLC,
Term Loan
9.000%	06/20/18	192	183,792
Truven Health Analytics, Inc.,
New Tranche Term Loan B
4.500%	05/24/19	286	285,934

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (Continued)
Health Care Providers & Services (continued)
			$469,726

Hotels, Restaurants & Leisure — 0.5%
Caesars Entertainment Resort Property,
Loan
7.000%	10/11/20	6,140	6,101,625
Hilton Worldwild Finance LLC,
Initial Term Loan
3.750%	09/23/20	2,853	2,872,399
Las Vegas Sands LLC,
Term Loan
3.250%	12/19/20	655	654,116
MGM Resorts International,
Term Loan B
3.500%	12/27/19	285	285,179
Station Casinos LLC,
Term Loan B
5.000%	03/01/20	829	837,025

			10,750,344

Insurance
Alliant Insurance Services (The),
Initial Term Loan
4.250%	12/03/19	347	347,366

Machinery
Gardner Denver, Inc.,
Initial Dollar Term Loan
4.250%	07/30/20	459	459,194

Manufacturing
Wilsonart LLC,
Initial Term Loan
4.000%	10/18/19	426	421,869

Media — 0.1%
Cengage Learning Acquisitions, Inc.,
Original Term Loan
4.750%	07/03/14	69	53,745
Clear Channel Communications, Inc.,
Tranche Term Loan B
3.814%	01/29/16	102	98,892
Tranche Term Loan C
3.814%	01/29/16	67	63,514
Tranche Term Loan D
6.919%	01/22/19	1,101	1,050,270
Tribune Co.,
Term Loan B
4.000%	11/05/20	570	566,794

			1,833,215

Metals & Mining — 0.1%
Fortescue Metals Group Ltd.,
Term Loan B
4.250%	06/30/19	1,060	1,074,568
Rexnord LLC/RBS Global, Inc.,
Term Loan B
4.000%	08/21/20	232	232,480

			1,307,048

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (Continued)
Office Equipment
CDW LLC/CDW Finance Corp.,
Term Loan
3.250%	04/29/20	539	$536,381

Oil, Gas & Consumable Fuels — 0.1%
American Energy -Utica LLC,
Loan
11.000%	09/30/18	757	756,891
Chesapeake Energy Corp.,
Loan
5.750%	12/02/17	950	969,170
Offshore Group Investment Ltd.,
Second Term Loan
5.750%	03/28/19	317	320,836
Term Loan
5.000%	10/25/17	408	414,105

			2,461,002

Publishing
MTL Publishing LLC,
Term Loan B
4.250%	02/07/18	288	288,631

Real Estate
Realogy Corp.,
Extended Synthetic Commitment
4.400%	10/10/16	30	29,500
Initial Term Loan B
4.500%	02/21/20	541	545,815

			575,315

Retail & Merchandising — 0.1%
BJ’s Wholesale Club, Inc.,
2013 Replacement Loan (Second Lien)
8.500%	03/31/20	240	244,680
Neiman Marcus Group Ltd., Inc.,
Term Loan
5.000%	10/25/20	575	581,777

			826,457

Telecommunications — 0.1%
Alcatel-Lucent USA, Inc.,
US Term Loan
5.750%	01/30/19	1,097	1,100,940
Intelsat Jackson Holdings SA (Luxembourg),
Tranche Term Loan B-2
3.750%	06/30/19	829	835,040
Virgin Media Investment Holdings Ltd.,
Facility B
3.500%	02/07/20	445	445,667

			2,381,647

TOTAL BANK LOANS (cost $33,784,956)			34,412,401

COMMERCIAL MORTGAGE-BACKED
SECURITIES — 1.6%
Banc of America Commercial Mortgage Trust,
Series 2006-5, Class AM
5.448%	09/10/47	270	288,946
Series 2006-6, Class A4
5.356%	10/10/45	624	671,788

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Series 2007-4, Class A4
5.746%(c)	02/10/51	640	$706,823
Banc of America Merrill Lynch Commercial Mortgage, Inc.,
Series 2004-6, Class A3
4.512%	12/10/42	17	17,197
Series 2005-6, Class A4
5.184%(c)	09/10/47	830	883,565
Bear Stearns Commercial Mortgage Securities Trust,
Series 2005-PW10, Class AM
5.449%(c)	12/11/40	400	427,103
Series 2005-PWR8, Class A4
4.674%	06/11/41	394	409,341
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2007-CD5, Class A4
5.886%(c)	11/15/44	449	504,311
COMM Mortgage Trust,
Series 2006-C7, Class AM
5.779%(c)	06/10/46	270	290,187
Series 2013-CR7, Class A4
3.213%	03/10/46	170	162,272
Commercial Mortgage Pass-Through Certificates,
Series 2013-CR12, Class A4
4.046%	10/10/46	270	272,500
Series 2013-LC6, Class AM
3.282%	01/10/46	190	179,225
Commercial Mortgage Trust,
Series 2007-GG9, Class AM
5.475%	03/10/39	160	170,256
Credit Suisse Commercial Mortgage Trust,
Series 2006-C3, Class A3
5.793%(c)	06/15/38	437	476,034
Series 2006-C3, Class AM
5.791%(c)	06/15/38	110	119,246
Series 2006-C5, Class A3
5.311%	12/15/39	320	346,599
Series 2007-C1, Class A3
5.383%	02/15/40	380	410,155
Series 2007-C2, Class A3
5.542%(c)	01/15/49	285	313,501
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-C1, Class A4
5.014%(c)	02/15/38	1,406	1,445,731
Series 2005-C5, Class AJ
5.100%(c)	08/15/38	500	526,639
DBRR Trust,
Series 2012-EZ1, Class A, 144A
0.946%	09/25/45	541	540,641
GE Capital Commercial Mortgage Series,
Series 2005-C2, Class A4
4.978%(c)	05/10/43	500	520,397
GMAC Commercial Mortgage Securities, Inc.,
Series 2006-C1, Class A4
5.238%(c)	11/10/45	970	1,019,163
Greenwich Capital Commercial Funding Corp.,
Series 2005-GG3, Class A4
4.799%(c)	08/10/42	430	441,171

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
GS Mortgage Securities Corp. II,
Series 2013-GC14, Class A5
4.243%	08/10/46	320	$329,402
Series 2013-GC16, Class A3
4.244%	11/10/46	250	256,271
GS Mortgage Securities Trust,
Series 2012-GCJ7, Class AS
4.085%	05/10/45	160	161,768
GSMS Trust,
Series 2009-RR1, Class GGA, 144A
5.795%(c)	07/12/38	331	360,559
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C14, Class A4
4.133%(c)	08/15/46	250	256,013
Series 2013-C14, Class AS
4.409%(c)	08/15/46	130	133,136
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2004-PNC1, Class B
5.363%(c)	06/12/41	500	509,055
Series 2005-CB13, Class AM
5.283%(c)	01/12/43	350	372,784
Series 2005-LDP3, Class AJ
4.995%(c)	08/15/42	800	834,378
Series 2005-LDP5, Class AM
5.242%(c)	12/15/44	850	916,609
Series 2006-CB14, Class AM
5.445%(c)	12/12/44	310	332,864
Series 2006-CB16, Class A4
5.552%	05/12/45	214	232,528
Series 2006-LDP8, Class AM
5.440%	05/15/45	290	318,142
Series 2011-C5, Class A3
4.171%	08/15/46	190	199,526
Series 2012-CBX, Class AS
4.271%	06/15/45	170	174,634
LB Commercial Conduit Mortgage Trust,
Series 2007-C3, Class A4
5.884%(c)	07/15/44	370	414,380
LB-UBS Commercial Mortgage Trust,
Series 2005-C3, Class AM
4.794%	07/15/40	990	1,037,542
Series 2005-C7, Class AJ
5.323%(c)	11/15/40	1,500	1,586,394
Series 2006-C1, Class AM
5.217%(c)	02/15/31	110	118,202
Series 2006-C7, Class AM
5.378%	11/15/38	170	183,607
Series 2007-C1, Class A4
5.424%	02/15/40	595	655,722
Series 2007-C7, Class A3
5.866%(c)	09/15/45	436	483,562
Series 2007-C7, Class AM
6.164%(c)	09/15/45	350	400,048
Merrill Lynch Mortgage Trust,
Series 2008-C1, Class A4
5.690%	02/12/51	500	558,994

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Morgan Stanley Capital I Trust,
Series 2005-IQ9, Class A5
4.700%	07/15/56	271	$277,339
Series 2005-IQ10, Class AJ
5.240%(c)	09/15/42	190	199,305
Series 2006-HQ8, Class A4
5.417%(c)	03/12/44	2,500	2,669,187
Series 2007-HQ11, Class A4
5.447%(c)	02/12/44	150	163,961
Series 2007-IQ16, Class A4
5.809%	12/12/49	630	704,300
Series 2007-T25, Class A3
5.514%(c)	11/12/49	630	696,237
Series 2007-T27, Class A4
5.647%(c)	06/11/42	1,000	1,123,532
Series 2007-T27, Class AM
5.647%(c)	06/11/42	430	476,929
Series 2012-C4, Class A4
3.244%	03/15/45	330	322,037
Morgan Stanley Re-REMIC Trust,
Series 2009-GG10, Class A4A, 144A
5.799%(c)	08/12/45	800	874,063
UBS-Barclays Commercial Mortgage Trust,
Series 2013-C6, Class A4
3.244%	04/10/46	270	258,268
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C19, Class A6
4.699%	05/15/44	174	180,908
Series 2005-C19, Class B
4.892%	05/15/44	100	103,326
Series 2005-C20, Class A7
5.118%(c)	07/15/42	593	624,582
Series 2005-C20, Class AJ
5.162%(c)	07/15/42	570	600,534
Series 2005-C20, Class AMFX
5.179%(c)	07/15/42	520	551,831
Series 2006-C23, Class A4
5.418%(c)	01/15/45	894	953,525
Series 2006-C27, Class A3
5.765%(c)	07/15/45	591	634,462
Series 2006-C28, Class A4
5.572%	10/15/48	500	547,199
Series 2006-C28, Class AM
5.603%(c)	10/15/48	430	461,583
Series 2007-C34, Class A3
5.678%	05/15/46	650	723,361
WF-RBS Commercial Mortgage Trust,
Series 2012-C10, Class A3
2.875%	12/15/45	270	252,148

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $35,890,434)			35,367,528

CONVERTIBLE BONDS — 0.2%
Coal
Alpha Natural Resources, Inc.,
Gtd. Notes
4.875%	12/15/20	200	215,750

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CONVERTIBLE BONDS (Continued)
Communications Equipment — 0.1%
Nokia OYJ (Finland),
Sr. Unsec’d. Notes
5.000%	10/26/17		400	$1,300,867

Consumer Products & Services
Jarden Corp.,
Gtd. Notes
1.875%	09/15/18		270	381,375

Diversified Financial Services
iStar Financial, Inc.,
Sr. Unsec’d. Notes
3.000%	11/15/16		300	409,500

Insurance — 0.1%
Radian Group, Inc.,
Sr. Unsec’d. Notes
2.250%	03/01/19		382	560,107
3.000%	11/15/17		368	522,100

				1,082,207

Metals & Mining
Peabody Energy Corp.,
Jr. Sub. Notes
4.750%	12/15/66	(a)	405	320,203

Real Estate
IVG Finance BV (Netherlands),
Gtd. Notes
1.750%	03/29/17		400	449,250

Retail & Merchandising
Enterprise Funding Ltd. (United Kingdom),
Gtd. Notes
3.500%	09/10/20		100	182,404

Semiconductors & Semiconductor Equipment
SunEdison, Inc.,
Sr. Unsec’d. Notes, 144A
2.000%	10/01/18		108	120,757
2.750%	01/01/21		188	208,877

				329,634

Telecommunications
Telecom Italia Finance SA (Italy),
Gtd. Notes
6.125%	11/15/16		300	433,690

TOTAL CONVERTIBLE BONDS (cost $4,803,239)				5,104,880

CORPORATE BONDS — 19.6%
Advertising
Catalina Marketing Corp.,
Gtd. Notes, 144A
11.625%	10/01/17		574	596,984
Checkout Holding Corp.,
Sr. Notes, 144A
8.424%(s)	11/15/15		258	212,850

				809,834

Aerospace & Defense — 0.3%
L-3 Communications Corp.,
Gtd. Notes
3.950%	11/15/16		100	106,110

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)
Aerospace & Defense (continued)
4.950%	02/15/21		766	$801,195
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
3.350%	09/15/21		1,000	992,201
4.070%	12/15/42		1,308	1,143,734
Meccanica Holdings USA, Inc. (Italy),
Gtd. Notes, 144A
6.250%	07/15/19	(a)	247	256,132
Raytheon Co.,
Sr. Unsec’d. Notes
4.700%	12/15/41		550	533,756
Rockwell Collins, Inc.,
Sr. Unsec’d. Notes
0.593%(c)	12/15/16		2,600	2,599,969
United Technologies Corp.,
Sr. Unsec’d. Notes
4.875%	05/01/15		300	317,041

				6,750,138

Agriculture — 0.2%
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
1.875%	01/15/19	(a)	575	561,920
2.625%	03/06/23		2,600	2,354,607
2.900%	11/15/21		400	381,862
3.600%	11/15/23		800	774,361
Reynolds American, Inc.,
Gtd. Notes
6.150%	09/15/43		100	107,985

				4,180,735

Airlines — 0.3%
American Airlines 2013-2 Class C Pass-Through Trust,
Pass-Through Certificates, 144A
6.000%	01/15/17		1,275	1,306,875
AMR Claims PSA,
Notes
0.533%(s)	12/31/49		415	342,375
0.567%(s)	12/31/19		275	224,125
Continental Airlines 2012-3 Class C Pass-Through Certificates,
Pass-Through Certificates
6.125%	04/29/18		950	992,750
United Airlines 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.300%	02/15/27		800	814,000
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
6.750%	09/15/15		488	503,250
United Continental Holdings, Inc.,
Gtd. Notes
6.000%	12/01/20		525	523,687
US Airways 2012-2 Class B Pass-Through Trust,
Pass-Through Certificates
6.750%	12/03/22		239	254,004
Virgin Australia Trust (Australia),
Pass-Through Certificates, 144A
7.125%	10/23/18		950	966,625
8.500%	10/23/16		400	404,500

				6,332,191

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (Continued)
Apparel — 0.1%
Burlington Holdings LLC/Burlington Holding Finance, Inc.,
Sr. Unsec’d. Notes, 144A, PIK
9.000%	02/15/18			15	$15,375
Levi Strauss & Co.,
Sr. Unsec’d. Notes
7.750%	05/15/18		EUR	50	72,912
SIWF Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A
6.250%	06/01/21	(a)		439	442,841
VF Corp.,
Sr. Unsec’d. Notes
3.500%	09/01/21			100	99,958
William Carter Co. (The),
Gtd. Notes, 144A
5.250%	08/15/21			450	456,750
Wolverine World Wide, Inc.,
Gtd. Notes
6.125%	10/15/20			477	510,390

					1,598,226

Auto Parts & Equipment — 0.1%
GKN Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes, MTN
5.375%	09/19/22			GBP 130	223,579
IDQ Holdings, Inc.,
Sr. Sec’d. Notes, 144A
11.500%	04/01/17			265	275,600
Jaguar Land Rover Automotive PLC (United Kingdom),
Gtd. Notes
8.250%	03/15/20		GBP	344	645,128
Pittsburgh Glass Works LLC,
Sr. Sec’d. Notes, 144A
8.000%	11/15/18			320	336,800
Rhino Bondco S.P.A (Italy),
Sr. Sec’d. Notes
7.250%	11/15/20		EUR	120	167,742
Schaeffler Holding Finance BV (Germany),
Sr. Sec’d. Notes, PIK
6.875%	08/15/18		EUR	375	552,002
Titan International, Inc.,
Sr. Sec’d. Notes, 144A
6.875%	10/01/20			390	406,575

					2,607,426

Automobiles — 0.1%
Asbury Automotive Group, Inc.,
Gtd. Notes
8.375%	11/15/20			391	439,386
General Motors Co.,
Sr. Unsec’d. Notes, 144A
6.250%	10/02/43			1,025	1,064,719

					1,504,105

Beverages — 0.2%
Coca-Cola Co. (The),
Sr. Unsec’d. Notes
0.750%	11/01/16			1,500	1,491,876
PepsiCo, Inc.,
Sr. Unsec’d. Notes

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (Continued)
Beverages (continued)
2.750%	03/01/23			600	$555,337
3.600%	08/13/42			200	164,621
4.000%	03/05/42			300	261,249
7.900%	11/01/18			1,500	1,874,970
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.,
Gtd. Notes, 144A
4.875%	05/01/21			445	420,525

					4,768,578

Biotechnology — 0.2%
Amgen, Inc.,
Sr. Unsec’d. Notes
2.300%	06/15/16			500	515,513
Biogen Idec, Inc.,
Sr. Unsec’d. Notes
6.875%	03/01/18			800	943,153
Celgene Corp.,
Sr. Unsec’d. Notes
2.300%	08/15/18			1,900	1,889,567
3.250%	08/15/22			700	662,730
3.950%	10/15/20			400	414,298
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
3.050%	12/01/16			400	422,349

					4,847,610

Building Materials — 0.1%
Building Materials Corp. of America,
Sr. Notes, 144A
6.750%	05/01/21			445	481,713
Buzzi Unicem SpA (Italy),
Sr. Unsec’d. Notes
6.250%	09/28/18		EUR	138	213,350
CPG Merger Sub LLC,
Gtd. Notes, 144A
8.000%	10/01/21			575	598,000
HeidelbergCement Finance Luxembourg SA (Germany),
Gtd. Notes
7.500%	04/03/20		EUR	64	107,358
Spie BondCo 3 SCA (Luxembourg),
Gtd. Notes
11.000%	08/15/19		EUR	215	336,901
Texas Industries, Inc.,
Gtd. Notes
9.250%	08/15/20			266	296,257
USG Corp.,
Sr. Unsec’d. Notes
9.750%	01/15/18			714	844,305

					2,877,884

Capital Markets — 0.3%
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
2.900%	07/19/18			600	610,604
3.625%	01/22/23	(a)		2,500	2,420,883
5.750%	01/24/22			600	675,413
5.950%	01/18/18			500	568,469
6.250%	02/01/41			600	691,440
Sr. Unsec’d. Notes, MTN

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (Continued)
Capital Markets (continued)
3.700%	08/01/15			500	$520,645
Sub. Notes
6.750%	10/01/37	(a)		650	723,154

					6,210,608

Chemicals — 0.6%
Airgas, Inc.,
Sr. Unsec’d. Notes
2.375%	02/15/20			400	377,818
Ashland, Inc.,
Sr. Unsec’d. Notes
3.875%	04/15/18	(a)		230	232,875
Chemtura Corp.,
Gtd. Notes
5.750%	07/15/21	(a)		209	211,874
Ecolab, Inc.,
Sr. Unsec’d. Notes
1.000%	08/09/15			400	401,244
3.000%	12/08/16			1,300	1,362,017
Huntsman International LLC,
Gtd. Notes
4.875%	11/15/20			334	328,990
5.125%	04/15/21		EUR	132	182,274
8.625%	03/15/21	(a)		550	621,500
Ineos Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
7.500%	05/01/20			470	515,238
Ineos Group Holdings SA (Luxembourg),
Gtd. Notes
6.500%	08/15/18		EUR	335	472,383
LYB International Finance BV (Netherlands),
Gtd. Notes
4.000%	07/15/23	(a)		300	296,117
5.250%	07/15/43			200	201,048
LyondellBasell Industries NV,
Sr. Unsec’d. Notes
5.000%	04/15/19			1,000	1,110,621
6.000%	11/15/21			1,400	1,610,157
Methanex Corp. (Canada),
Sr. Unsec’d. Notes
3.250%	12/15/19			600	595,497
Momentive Performance Materials, Inc.,
Sr. Sec’d. Notes
8.875%	10/15/20			735	773,587
Nufarm Australia Ltd. (Australia),
Gtd. Notes, 144A
6.375%	10/15/19			230	238,050
Orion Engineered Carbons Bondco GmbH (Germany),
Sr. Sec’d. Notes, 144A
9.625%	06/15/18			399	440,895
Perstorp Holding AB (Sweden),
Sr. Sec’d. Notes, 144A
8.750%	05/15/17			205	220,375
PolyOne Corp.,
Sr. Unsec’d. Notes
5.250%	03/15/23			330	321,750
Rain CII Carbon LLC/CII Carbon Corp.,
Sec’d. Notes, 144A
8.250%	01/15/21			240	244,800

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (Continued)
Chemicals (continued)
Rockwood Specialties Group, Inc.,
Gtd. Notes
4.625%	10/15/20			793	$809,851
RPM International, Inc.,
Sr. Unsec’d. Notes
3.450%	11/15/22			325	296,784
6.125%	10/15/19			300	336,449
Solvay Finance SA (Belgium),
Gtd. Notes
4.199%(c)	05/29/49		EUR	350	494,569
US Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV (Netherlands),
Gtd. Notes, 144A
7.375%	05/01/21	(a)		396	422,235
Sr. Sec’d. Notes
5.750%	02/01/21		EUR	100	143,772

					13,262,770

Coal
Alpha Natural Resources, Inc.,
Gtd. Notes
6.250%	06/01/21			107	91,485

Commercial Banks — 1.2%
Ally Financial, Inc.,
Gtd. Notes
8.000%	03/15/20			260	311,675
8.000%	11/01/31	(a)		1,471	1,759,684
Sr. Unsec’d. Notes
8.000%	11/01/31			624	742,560
ANZ New Zealand International Ltd. (New Zealand),
Bank Gtd. Notes, 144A
1.125%	03/24/16			400	399,231
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes, MTN
0.700%	03/04/16			600	596,856
2.100%	08/01/18			500	498,130
Sub. Notes
4.500%(c)	12/29/49			150	136,125
Bank of Nova Scotia (Canada),
Sr. Unsec’d. Notes
0.950%	03/15/16			600	600,853
1.100%	12/13/16	(a)		1,300	1,306,234
Barclays PLC (United Kingdom),
Jr. Sub. Notes
8.000%(c)	12/15/49		EUR	600	831,275
BNP Paribas SA (France),
Sr. Unsec’d. Notes, MTN
2.400%	12/12/18			1,000	995,550
Branch Banking & Trust Co.,
Sr. Unsec’d. Notes
1.050%	12/01/16			1,500	1,497,313
CIT Group, Inc.,
Sr. Unsec’d. Notes
5.250%	03/15/18			351	376,447
6.000%	04/01/36			450	427,842
Sr. Unsec’d. Notes, 144A
5.500%	02/15/19			216	231,660
6.625%	04/01/18			464	521,420
Export-Import Bank of Korea (South Korea),

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (Continued)
Commercial Banks (continued)
Sr. Unsec’d. Notes
4.000%	01/29/21			100	$102,565
Fifth Third Bank,
Sr. Unsec’d. Notes
0.900%	02/26/16			400	397,897
1.150%	11/18/16			730	729,494
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
5.100%	04/05/21	(a)		1,000	1,111,449
Sub. Notes
6.500%	09/15/37			150	177,410
KFW (Germany),
Gov’t. Gtd. Notes, MTN
2.750%	10/01/20			1,400	1,410,360
Morgan Stanley,
Sr. Unsec’d. Notes
1.750%	02/25/16			800	810,740
2.875%	07/28/14			200	202,589
3.750%	02/25/23	(a)		2,600	2,529,969
3.800%	04/29/16			200	211,566
Sr. Unsec’d. Notes, MTN
5.625%	09/23/19			400	454,674
Sub. Notes, MTN
4.100%	05/22/23	(a)		1,300	1,258,076
Royal Bank of Canada (Canada),
Covered Bonds
1.125%	07/21/17			3,400	3,399,561
Sr. Unsec’d. Notes, MTN
0.850%	03/08/16			600	599,165
U.S. Bancorp,
Sr. Unsec’d. Notes, MTN
2.200%	11/15/16			300	309,810
Wells Fargo & Co.,
Sub. Notes, 144A
5.606%	01/15/44			284	294,987
Westpac Banking Corp. (Australia),
Sr. Unsec’d. Notes
1.050%	11/25/16			1,500	1,495,122

					26,728,289

Commercial Services & Supplies — 0.8%
AA Bond Co. Ltd. (United Kingdom),
Sec’d. Notes
9.500%	07/31/43		GBP	190	345,309
APX Group, Inc.,
Gtd. Notes
8.750%	12/01/20			920	938,400
Gtd. Notes, 144A
8.750%	12/01/20			205	208,587
Sr. Sec’d. Notes
6.375%	12/01/19			319	323,785
Ashtead Capital, Inc. (United Kingdom),
Sec’d. Notes, 144A
6.500%	07/15/22			922	983,083
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes
4.875%	11/15/17	(a)		390	409,500
Gtd. Notes, 144A
2.996%(c)	12/01/17			118	118,737

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (Continued)
Commercial Services & Supplies (continued)
Brand Energy & Infrastructure Services, Inc.,
Gtd. Notes, 144A
8.500%	12/01/21			604	$613,815
Catalent Pharma Solutions, Inc.,
Gtd. Notes
7.875%	10/15/18			500	508,750
Catholic Health Initiatives,
Sec’d. Notes
4.350%	11/01/42			200	173,501
Ceridian Corp.,
Gtd. Notes
11.250%	11/15/15			368	370,760
Sr. Sec’d. Notes, 144A
8.875%	07/15/19	(a)		1,623	1,866,450
Ceridian HCM Holding, Inc.,
Sr. Unsec’d. Notes, 144A
11.000%	03/15/21			1,847	2,128,667
EC Finance PLC (United Kingdom),
Sr. Sec’d. Notes
9.750%	08/01/17		EUR	146	218,873
Garda World Security Corp. (Canada),
Gtd. Notes, 144A
7.250%	11/15/21			150	151,125
H&E Equipment Services, Inc.,
Gtd. Notes
7.000%	09/01/22			416	453,440
Hertz Corp. (The),
Gtd. Notes
6.250%	10/15/22	(a)		270	278,775
6.750%	04/15/19			205	220,887
7.375%	01/15/21			455	499,363
Igloo Holdings Corp.,
Sr. Unsec’d. Notes, 144A, PIK
8.250%	12/15/17			315	317,363
Interactive Data Corp.,
Gtd. Notes
10.250%	08/01/18			529	582,376
Jaguar Holding Co. II/Jaguar Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
9.500%	12/01/19			770	866,250
La Financiere Atalian SA (France),
Sr. Unsec’d. Notes
7.250%	01/15/20		EUR	207	301,652
Laureate Education, Inc.,
Gtd. Notes, 144A
9.250%	09/01/19			1,214	1,320,225
Safway Group Holding LLC/Safway Finance Corp.,
Sec’d. Notes, 144A
7.000%	05/15/18			265	279,575
TMF Group Holding BV (Netherlands),
Gtd. Notes
9.875%	12/01/19		EUR	430	638,877
United Rentals North America, Inc.,
Gtd. Notes
6.125%	06/15/23			620	629,300
7.375%	05/15/20			570	631,987
7.625%	04/15/22			569	632,301
Sec’d. Notes
5.750%	07/15/18			402	429,637

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (Continued)
Commercial Services & Supplies (continued)
Verisure Holding AB (Sweden),
2nd Lien
8.750%	12/01/18		EUR	100	$149,264
Sr. Sec’d. Notes
8.750%	09/01/18		EUR	128	192,562

					17,783,176

Computer Services & Software — 0.5%
Computer Sciences Corp.,
Sr. Unsec’d. Notes
4.450%	09/15/22			400	385,816
eBay, Inc.,
Sr. Unsec’d. Notes
2.600%	07/15/22			100	91,973
Epicor Software Corp.,
Gtd. Notes
8.625%	05/01/19			290	314,650
First Data Corp.,
Gtd. Notes, 144A
10.625%	06/15/21			563	610,151
11.750%	08/15/21	(a)		466	491,630
Sec’d. Notes, 144A
8.250%	01/15/21	(a)		700	744,625
Sr. Sec’d. Notes, 144A
7.375%	06/15/19	(a)		1,351	1,442,193
Fiserv, Inc.,
Gtd. Notes
3.500%	10/01/22			900	835,746
Hewlett-Packard Co.,
Sr. Unsec’d. Notes
4.750%	06/02/14			400	406,405
IMS Health, Inc.,
Sr. Unsec’d. Notes, 144A
6.000%	11/01/20			637	676,813
Infor US, Inc.,
Gtd. Notes
9.375%	04/01/19			1,216	1,368,000
Nuance Communications, Inc.,
Gtd. Notes, 144A
5.375%	08/15/20	(a)		797	779,067
Seagate HDD,
Gtd. Notes, 144A
3.750%	11/15/18	(a)		800	809,000
4.750%	06/01/23			500	467,500
Sophia LP/Sophia Finance, Inc.,
Gtd. Notes, 144A
9.750%	01/15/19			355	393,163
Zayo Group LLC/Zayo Capital, Inc.,
Gtd. Notes
10.125%	07/01/20			1,120	1,290,800
Sr. Sec’d. Notes
8.125%	01/01/20			750	821,250

					11,928,782

Computers & Peripherals — 0.1%
Apple, Inc.,
Sr. Unsec’d. Notes
2.400%	05/03/23	(a)		600	539,527

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (Continued)
Computers & Peripherals (continued)
EMC Corp.,
Sr. Unsec’d. Notes
2.650%	06/01/20			800	$783,504
SunGard Data Systems, Inc.,
Gtd. Notes
6.625%	11/01/19			670	703,500
7.375%	11/15/18			330	349,387

					2,375,918

Construction & Engineering
Aguila 3 SA (Luxembourg),
Sr. Sec’d. Notes, 144A
7.875%	01/31/18			350	371,000
Astaldi SpA (Italy),
Sr. Unsec’d. Notes
7.125%	12/01/20		EUR	210	307,315

					678,315

Consumer Products & Services — 0.2%
Brakes Capital (United Kingdom),
Sr. Sec’d. Notes
7.125%	12/15/18		GBP	155	256,032
IVS F. SpA (Italy),
Sr. Sec’d. Notes
7.125%	04/01/20		EUR	240	342,551
Kimberly-Clark Corp.,
Sr. Unsec’d. Notes
2.400%	03/01/22			150	139,428
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
Gtd. Notes
8.250%	02/15/21	(a)		607	647,973
8.500%	05/15/18			100	105,500
9.000%	04/15/19			295	316,387
9.875%	08/15/19			732	814,350
Sr. Sec’d. Notes
5.750%	10/15/20			485	494,700
7.875%	08/15/19			306	338,130
Tupperware Brands Corp.,
Gtd. Notes
4.750%	06/01/21			800	804,554

					4,259,605

Containers & Packaging — 0.2%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc. (Ireland),
Sr. Sec’d. Notes
5.000%	11/15/22		EUR	260	355,895
Ball Corp.,
Gtd. Notes
4.000%	11/15/23			456	408,120
7.375%	09/01/19			333	359,640
Berry Plastics Corp.,
Sec’d. Notes
9.500%	05/15/18			549	588,803
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II,
Gtd. Notes, 144A
5.625%	12/15/16			498	507,960
6.000%	06/15/17			424	429,300
Crown Americas LLC/Crown Americas Capital Corp. IV,
Gtd. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (Continued)
Containers & Packaging (continued)
4.500%	01/15/23			211	$197,285
OI European Group BV (Netherlands),
Gtd. Notes
4.875%	03/31/21		EUR	311	448,167
Packaging Corp. of America,
Sr. Unsec’d. Notes
4.500%	11/01/23			660	661,725
Pactiv LLC,
Sr. Unsec’d. Notes
7.950%	12/15/25			529	495,937
Sealed Air Corp.,
Gtd. Notes, 144A
6.500%	12/01/20			340	365,500

					4,818,332

Distribution/Wholesale — 0.2%
American Builders & Contractors Supply Co., Inc.,
Sr. Unsec’d. Notes, 144A
5.625%	04/15/21			530	532,650
HD Supply, Inc.,
Gtd. Notes
7.500%	07/15/20	(a)		1,776	1,913,640
Sec’d. Notes
11.000%	04/15/20			1,394	1,651,890
Sr. Sec’d. Notes
8.125%	04/15/19			982	1,093,703

					5,191,883

Diversified Financial Services — 1.4%
Aircastle Ltd.,
Sr. Unsec’d. Notes
6.250%	12/01/19			223	238,889
American Honda Finance Corp. (Japan),
Sr. Unsec’d. Notes
1.125%	10/07/16			850	853,474
Bank of America Corp.,
Jr. Sub. Notes
5.200%(c)	12/29/49			450	396,000
Sr. Unsec’d. Notes
1.350%	11/21/16			200	199,918
1.500%	10/09/15	(a)		600	606,041
4.500%	04/01/15			300	313,853
5.700%	01/24/22			1,200	1,358,226
5.875%	01/05/21			300	344,816
Sr. Unsec’d. Notes, MTN
3.300%	01/11/23	(a)		1,400	1,324,774
5.875%	02/07/42	(a)		100	114,369
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp.,
Gtd. Notes, 144A
7.750%	02/15/18			590	623,925
Capital One Bank USA NA,
Sr. Unsec’d. Notes
1.150%	11/21/16			290	288,735
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes, MTN
0.700%	02/26/16			500	499,207
Citigroup, Inc.,
Jr. Sub. Notes
5.350%(c)	04/29/49			235	206,330

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (Continued)
Diversified Financial Services (continued)
Sr. Unsec’d. Notes
3.375%	03/01/23			1,500	$1,425,773
3.953%	06/15/16			700	744,731
4.450%	01/10/17	(a)		800	867,039
4.750%	05/19/15			95	99,964
5.375%	08/09/20			700	796,349
5.875%	01/30/42	(a)		50	56,194
8.125%	07/15/39			300	420,806
Sub. Notes
3.500%	05/15/23	(a)		700	652,254
6.125%	08/25/36			200	213,234
Credit Acceptance Corp.,
Sr. Sec’d. Notes
9.125%	02/01/17			410	430,500
Doric Nimrod Air Finance Alpha Ltd. 2012-1 Class A Pass-Through Trust (United Arab Emirates),
Pass-Through Certificates, 144A
5.125%	11/30/24			573	581,132
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
1.700%	05/09/16			400	404,577
3.875%	01/15/15			400	412,742
4.375%	08/06/23	(a)		615	618,296
Gala Group Finance PLC (United Kingdom),
Sr. Sec’d. Notes
8.875%	09/01/18		GBP	516	920,286
General Electric Capital Corp.,
Sr. Unsec’d. Notes
1.625%	07/02/15			700	711,376
2.250%	11/09/15			400	412,244
2.900%	01/09/17			300	313,191
Sr. Unsec’d. Notes, MTN
6.750%	03/15/32			200	247,661
6.875%	01/10/39			100	128,560
Sub. Notes, MTN
6.375%(c)	11/15/67			100	108,500
General Motors Financial Co., Inc.,
Gtd. Notes
6.750%	06/01/18			222	253,080
Gtd. Notes, 144A
4.250%	05/15/23			352	334,840
House of Fraser Funding PLC (United Kingdom),
Sr. Sec’d. Notes
8.875%	08/15/18		GBP	480	868,384
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
8.000%	01/15/18			707	735,280
IntercontinentalExchange Group, Inc.,
Gtd. Notes
2.500%	10/15/18			500	503,677
Jefferies Finance LLC/JFIN Co-Issuer Corp.,
Sr. Unsec’d. Notes, 144A
7.375%	04/01/20			410	426,400
Jefferies Group LLC,
Sr. Unsec’d. Notes
5.125%	01/20/23			125	126,433
Jefferies LoanCore LLC/JLC Finance Corp.,
Sr. Unsec’d. Notes, 144A
6.875%	06/01/20			607	600,930

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (Continued)
Diversified Financial Services (continued)
JPMorgan Chase & Co.,
Jr. Sub. Notes
5.150%(c)	12/29/49			375	$336,563
Sr. Unsec’d. Notes
1.125%	02/26/16			800	801,362
3.200%	01/25/23	(a)		1,200	1,137,631
3.250%	09/23/22			400	383,328
3.450%	03/01/16			600	629,307
4.350%	08/15/21			400	421,568
5.600%	07/15/41			300	325,573
Sub. Notes
3.375%	05/01/23	(a)		500	466,000
KCG Holdings, Inc.,
Sr. Sec’d. Notes, 144A
8.250%	06/15/18			554	583,085
Lehman Brothers Holdings, Inc.,
Sr. Unsec’d. Notes, MTN(i)
4.750%	01/16/14		EUR	415	124,175
5.268%	02/05/14		EUR	900	264,589
5.375%	10/17/13		EUR	50	14,961
Merrill Lynch & Co., Inc.,
Sub. Notes
6.110%	01/29/37			500	539,236
Sallie Mae, Inc.,
Sr. Unsec’d. Notes
3.085%(s)	10/03/22			910	656,954
Servus Luxembourg Holding SCA (Luxembourg),
Sr. Sec’d. Notes
7.750%	06/15/18		EUR	441	638,234
Springleaf Finance Corp.,
Sr. Unsec’d. Notes, MTN
6.900%	12/15/17	(a)		605	661,265

					29,766,821

Diversified Telecommunication Services — 0.2%
Level 3 Communications, Inc.,
Sr. Unsec’d. Notes
8.875%	06/01/19	(a)		250	273,125
Level 3 Financing, Inc.,
Gtd. Notes
7.000%	06/01/20			340	360,400
8.125%	07/01/19			1,054	1,154,130
8.625%	07/15/20			550	616,000
Gtd. Notes, 144A
6.125%	01/15/21			926	935,260

					3,338,915

Electric — 0.9%
Calpine Corp.,
Sr. Sec’d. Notes, 144A
5.875%	01/15/24			485	474,087
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
4.200%	03/15/42			200	183,142
Dominion Resources, Inc.,
Sr. Unsec’d. Notes
4.050%	09/15/42			400	338,900
4.450%	03/15/21			500	530,117

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)
Electric (continued)
DPL, Inc.,
Sr. Unsec’d. Notes
6.500%	10/15/16		486	$526,095
7.250%	10/15/21		442	447,525
Duke Energy Corp.,
Sr. Unsec’d. Notes
5.050%	09/15/19		500	555,081
Duke Energy Florida, Inc.,
First Mortgage
3.850%	11/15/42		400	350,293
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.,
Sec’d. Notes, 144A
12.250%	03/01/22	(a)	806	947,050
Sr. Sec’d. Notes
10.000%	12/01/20	(a)	3,034	3,223,625
Sr. Sec’d. Notes, 144A
6.875%	08/15/17		392	405,720
10.000%	12/01/20		1,117	1,184,020
Sr. Unsec’d. Notes, 144A, PIK
11.250%	12/01/18	(a)	1,552	1,078,461
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
5.750%	10/01/41		300	287,361
GenOn REMA LLC,
Pass-Through Certificates
9.237%	07/02/17		203	209,097
9.681%	07/02/26		889	915,670
Homer City Generation LP,
Sec’d. Notes, PIK
8.734%	10/01/26		255	267,750
MidAmerican Energy Holdings Co.,
Sr. Unsec’d. Notes
6.125%	04/01/36	(a)	200	227,213
6.500%	09/15/37		250	290,385
Sr. Unsec’d. Notes, 144A
2.000%	11/15/18		440	433,228
Mississippi Power Co.,
Sr. Unsec’d. Notes
4.250%	03/15/42		300	260,256
NRG Energy, Inc.,
Gtd. Notes
7.875%	05/15/21		460	509,450
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes
7.000%	05/01/32		100	121,835
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
3.250%	09/15/21		400	392,870
3.250%	06/15/23		500	474,290
3.750%	08/15/42		400	333,645
Peco Energy Co.,
First Mortgage
2.375%	09/15/22		1,000	908,765
Progress Energy, Inc.,
Sr. Unsec’d. Notes
3.150%	04/01/22	(a)	100	96,286
4.400%	01/15/21		500	527,652
PSEG Power LLC,
Gtd. Notes
2.450%	11/15/18		60	59,221

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (Continued)
Electric (continued)
4.150%	09/15/21			250	$253,682
SCANA Corp.,
Sr. Unsec’d. Notes
4.125%	02/01/22			50	48,556
Sr. Unsec’d. Notes, MTN
4.750%	05/15/21			100	102,457
Southern Power Co.,
Sr. Unsec’d. Notes
5.150%	09/15/41			100	97,899
Tampa Electric Co.,
Sr. Unsec’d. Notes
2.600%	09/15/22			500	460,950
Techem Energy Metering Service GmbH & Co. KG (Germany),
Gtd. Notes
7.875%	10/01/20		EUR	106	163,455
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc.,
Sr. Unsec’d. Notes
10.500%	11/01/16			12,780	766,800
Trionista Holdco GmbH (Germany),
Sr. Sec’d. Notes
5.000%	04/30/20		EUR	410	577,012
Trionista Topco GmbH (Germany),
Sub. Notes
6.875%	04/30/21		EUR	100	145,343
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
0.750%	05/09/16			400	396,627

					19,571,871

Electrical Equipment
GrafTech International Ltd.,
Gtd. Notes
6.375%	11/15/20	(a)		371	380,275

Electronic Components & Equipment — 0.1%
Altera Corp.,
Sr. Unsec’d. Notes
2.500%	11/15/18			1,300	1,288,997
Belden, Inc.,
Sr. Sub. Notes
5.500%	04/15/23		EUR	140	187,302
General Cable Corp.,
Gtd. Notes, 144A
6.500%	10/01/22	(a)		470	460,600
Techem GmbH (Germany),
Sr. Sec’d. Notes
6.125%	10/01/19		EUR	300	449,649
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
1.300%	02/01/17			250	248,914
3.200%	03/01/16	(a)		400	418,198

					3,053,660

Entertainment & Leisure — 0.3%
Cirsa Funding Luxembourg SA (Spain),
Gtd. Notes
8.750%	05/15/18		EUR	498	726,207
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes, 144A
4.875%	11/01/20			553	553,000

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (Continued)
Entertainment & Leisure (continued)
Intralot Finance Luxembourg SA (Luxembourg),
Gtd. Notes
9.750%	08/15/18		EUR	480	$727,066
Mattel, Inc.,
Sr. Unsec’d. Notes
2.500%	11/01/16			50	51,288
4.350%	10/01/20			200	208,223
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp.,
Sr. Sec’d. Notes, 144A
5.000%	08/01/18			286	295,295
PNK Finance Corp.,
Gtd. Notes, 144A
6.375%	08/01/21			438	447,855
PortAventura Entertainment Barcelona BV (Spain),
Sr. Sec’d. Notes
7.250%	12/01/20		EUR	100	140,322
Sabre Holdings Corp.,
Sr. Unsec’d. Notes
8.350%	03/15/16			406	452,690
Six Flags Entertainment Corp.,
Gtd. Notes, 144A
5.250%	01/15/21			507	495,593
Snai SpA (Italy),
Sr. Sec’d. Notes
7.625%	06/15/18		EUR	200	275,141
Travelport LLC/Travelport Holdings, Inc.,
Gtd. Notes, 144A, PIK
13.875%	03/01/16	(a)		1,132	1,200,330
Vougeot Bidco PLC (United Kingdom),
Sr. Sec’d. Notes
7.875%	07/15/20		GBP	208	369,239
WMG Acquisition Corp.,
Gtd. Notes
11.500%	10/01/18			829	953,350

					6,895,599

Environmental Control — 0.1%
ADS Waste Holdings, Inc.,
Gtd. Notes
8.250%	10/01/20			505	547,925
Bilbao Luxembourg SA (Spain),
Unsec’d. Notes, PIK
10.500%	12/01/18		EUR	100	134,819
Covanta Holding Corp.,
Sr. Unsec’d. Notes
6.375%	10/01/22			510	523,626
Tervita Corp. (Canada),
Gtd. Notes, 144A
10.875%	02/15/18			179	182,133
Sr. Sec’d. Notes, 144A
8.000%	11/15/18			100	103,250

					1,491,753

Exploration & Production
Ultra Petroleum Corp.,
Sr. Unsec’d. Notes, 144A
5.750%	12/15/18			303	311,333
Whiting Petroleum Corp.,
Gtd. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (Continued)
Exploration & Production (continued)
5.750%	03/15/21			427	$441,945

					753,278

Food & Staples Retailing — 0.2%
CVS Caremark Corp.,
Sr. Unsec’d. Notes
2.250%	12/05/18			500	499,854
6.125%	08/15/16			400	449,879
Wal-Mart Stores, Inc.,
Sr. Unsec’d. Notes
2.550%	04/11/23			600	548,204
2.800%	04/15/16			300	314,213
4.750%	10/02/43	(a)		600	602,335
5.625%	04/01/40			100	112,960
5.625%	04/15/41			625	709,671

					3,237,116

Foods — 0.3%
ARAMARK Corp.,
Gtd. Notes, 144A
5.750%	03/15/20	(a)		600	627,000
Findus Bondco SA (United Kingdom),
Sr. Sec’d. Notes
9.125%	07/01/18		EUR	173	261,797
9.500%	07/01/18		GBP	100	181,741
JBS Investments GmbH (Brazil),
Gtd. Notes, 144A
7.750%	10/28/20			409	415,135
Kellogg Co.,
Sr. Unsec’d. Notes
4.450%	05/30/16			400	431,515
Kroger Co. (The),
Sr. Unsec’d. Notes
1.200%	10/17/16			725	725,310
2.300%	01/15/19			1,100	1,094,483
3.850%	08/01/23			325	319,981
Mondelez International, Inc.,
Sr. Unsec’d. Notes
4.125%	02/09/16			600	636,095
R&R Pik PLC (United Kingdom),
Sr. Sec’d. Notes, PIK
9.250%	05/15/18		EUR	100	141,698
Smithfield Foods, Inc.,
Sr. Unsec’d. Notes
6.625%	08/15/22			236	250,160
Sun Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
5.250%	08/01/18			635	665,163
5.875%	08/01/21			141	144,525
Unilever Capital Corp. (Netherlands),
Gtd. Notes
2.200%	03/06/19			600	599,230
Univeg Holding BV (Netherlands),
Sr. Sec’d. Notes
7.875%	11/15/20		EUR	125	173,365

					6,667,198

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (Continued)
Health Care Providers & Services — 0.5%
Aetna, Inc.,
Sr. Unsec’d. Notes
2.750%	11/15/22			500	$460,575
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp.,
Gtd. Notes, 144A
6.000%	10/15/21			346	352,055
DaVita HealthCare Partners, Inc.,
Gtd. Notes
5.750%	08/15/22			369	373,613
Fresenius Medical Care US Finance, Inc. (Germany),
Gtd. Notes
6.875%	07/15/17			379	430,165
Fresenius US Finance II, Inc.,
Gtd. Notes, 144A
9.000%	07/15/15			221	244,205
HCA, Inc.,
Gtd. Notes
5.875%	05/01/23			320	316,000
Sr. Sec’d. Notes
5.875%	03/15/22			543	560,647
6.500%	02/15/20	(a)		705	774,619
Howard Hughes Medical Institute,
Sr. Unsec’d. Notes
3.500%	09/01/23			1,000	983,360
LifePoint Hospitals, Inc.,
Gtd. Notes, 144A
5.500%	12/01/21			235	235,881
McKesson Corp.,
Sr. Unsec’d. Notes
5.700%	03/01/17			500	557,422
6.000%	03/01/41			300	336,340
Priory Group No. 3 PLC (United Kingdom),
Sr. Sec’d. Notes
7.000%	02/15/18		GBP	457	796,503
Tenet Healthcare Corp.,
Sr. Sec’d. Notes
4.375%	10/01/21			807	758,580
4.500%	04/01/21	(a)		553	523,967
4.750%	06/01/20			230	224,825
Sr. Sec’d. Notes, 144A
6.000%	10/01/20			419	437,331
Sr. Unsec’d. Notes
8.000%	08/01/20			639	694,114
8.125%	04/01/22			1,201	1,294,077
Truven Health Analytics, Inc.,
Gtd. Notes
10.625%	06/01/20			270	305,437
Voyage Care Bondco PLC (United Kingdom),
Sr. Sec’d. Notes
6.500%	08/01/18		GBP	250	427,962

					11,087,678

Healthcare Equipment & Services
Baxter International, Inc.,
Sr. Unsec’d. Notes
1.850%	06/15/18			300	296,248
IDH Finance PLC (United Kingdom),
Sr. Sec’d. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (Continued)
Healthcare Equipment & Services (continued)
6.000%	12/01/18		GBP	113	$188,995

					485,243

Healthcare Products — 0.3%
Alere, Inc.,
Gtd. Notes
8.625%	10/01/18			359	387,720
Biomet, Inc.,
Gtd. Notes
6.500%	08/01/20			1,032	1,083,600
Boston Scientific Corp.,
Sr. Unsec’d. Notes
2.650%	10/01/18			500	503,401
Covidien International Finance SA,
Gtd. Notes
3.200%	06/15/22			1,300	1,253,572
6.550%	10/15/37			450	552,488
DJO Finance LLC/DJO Finance Corp.,
Sec’d. Notes
8.750%	03/15/18			508	557,530
Kinetic Concepts, Inc./KCI USA, Inc.,
Gtd. Notes
12.500%	11/01/19	(a)		420	472,500
Ontex IV SA (Belgium),
Gtd. Notes
9.000%	04/15/19		EUR	208	310,469
WellPoint, Inc.,
Sr. Unsec’d. Notes
5.250%	01/15/16			400	432,490

					5,553,770

Holding Companies–Diversified — 0.1%
Co-operative Group Holdings (United Kingdom),
Gtd. Notes
6.875%	07/08/20		GBP	180	305,533
7.500%	07/08/26		GBP	100	169,322
GCS Holdco Finance I SA (Luxembourg),
Sr. Sec’d. Notes
6.500%	11/15/18		EUR	100	142,736
Leucadia National Corp.,
Sr. Unsec’d. Notes
5.500%	10/18/23			575	574,665
WaveDivision Escrow LLC/WaveDivision Escrow Corp.,
Sr. Unsec’d. Notes, 144A
8.125%	09/01/20			611	647,660

					1,839,916

Home Builders — 0.3%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Unsec’d. Notes, 144A
6.875%	02/15/21			256	252,800
Beazer Homes USA, Inc.,
Gtd. Notes, 144A
7.500%	09/15/21			685	708,975
Sr. Sec’d. Notes
6.625%	04/15/18			627	672,457
Brookfield Residential Properties, Inc. (Canada),
Gtd. Notes, 144A
6.500%	12/15/20			420	435,750

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (Continued)
Home Builders (continued)
Builders FirstSource, Inc.,
Sr. Sec’d. Notes, 144A
7.625%	06/01/21	(a)		700	$731,500
K Hovnanian Enterprises, Inc.,
Sr. Sec’d. Notes, 144A
7.250%	10/15/20			598	642,103
KB Home,
Gtd. Notes
7.000%	12/15/21			332	346,110
MDC Holdings, Inc.,
Gtd. Notes
6.000%	01/15/43			200	172,554
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Sec’d. Notes
8.625%	05/15/19			731	809,583
Standard Pacific Corp.,
Gtd. Notes
8.375%	05/15/18			184	216,200
8.375%	01/15/21	(a)		915	1,065,975
10.750%	09/15/16	(a)		558	672,390
Taylor Morrison Communities, Inc./Monarch Communities, Inc.,
Gtd. Notes, 144A
5.250%	04/15/21			302	293,695
William Lyon Homes, Inc.,
Gtd. Notes
8.500%	11/15/20			220	238,150

					7,258,242

Home Furnishings
Brighthouse Group PLC (United Kingdom),
Sr. Sec’d. Notes
7.875%	05/15/18		GBP	100	170,564
DFS Furniture Holdings PLC (United Kingdom),
Sr. Sec’d. Notes
7.625%	08/15/18		GBP	100	177,709
Magnolia BC SA (France),
Sr. Sec’d. Notes
9.000%	08/01/20		EUR	275	396,100

					744,373

Hotels, Restaurants & Leisure — 0.2%
Diamond Resorts Corp.,
Sr. Sec’d. Notes
12.000%	08/15/18			1,087	1,201,135
MCE Finance Ltd. (Macau),
Gtd. Notes, 144A
5.000%	02/15/21			369	359,775
Station Casinos LLC,
Gtd. Notes
7.500%	03/01/21			884	941,460
Wyndham Worldwide Corp.,
Sr. Unsec’d. Notes
3.900%	03/01/23			400	376,786
4.250%	03/01/22			250	243,993
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A
5.250%	10/15/21			392	392,490

					3,515,639

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (Continued)
Industrial Conglomerates
Danaher Corp.,
Sr. Unsec’d. Notes
2.300%	06/23/16			50	$51,603
General Electric Co.,
Sr. Unsec’d. Notes
4.125%	10/09/42	(a)		500	461,929

					513,532

Insurance — 0.4%
Aflac, Inc.,
Sr. Unsec’d. Notes
3.625%	06/15/23			800	774,381
6.450%	08/15/40			250	294,150
American International Group, Inc.,
Sr. Unsec’d. Notes
6.400%	12/15/20	(a)		200	236,372
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC,
Sr. Unsec’d. Notes, 144A
7.875%	12/15/20			316	331,800
Berkshire Hathaway Finance Corp.,
Gtd. Notes
0.950%	08/15/16	(a)		1,375	1,381,237
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes
1.900%	01/31/17			200	204,603
2.200%	08/15/16			200	206,579
3.000%	02/11/23			600	566,621
Chubb Corp. (The),
Sr. Unsec’d. Notes
5.750%	05/15/18			700	804,599
CNO Financial Group, Inc.,
Sr. Sec’d. Notes, 144A
6.375%	10/01/20			282	300,330
Fidelity National Financial, Inc.,
Sr. Unsec’d. Notes
5.500%	09/01/22			475	492,653
Galaxy Bidco Ltd. (United Kingdom),
Sr. Sec’d. Notes
6.375%	11/15/20		GBP	100	166,341
Genworth Holdings, Inc.,
Gtd. Notes
4.800%	02/15/24			375	370,410
Hockey Merger Sub 2, Inc.,
Sr. Unsec’d. Notes, 144A
7.875%	10/01/21			217	222,967
Markel Corp.,
Sr. Unsec’d. Notes
3.625%	03/30/23			250	235,300
5.350%	06/01/21			100	108,543
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes, MTN
2.550%	10/15/18			300	300,442
Protective Life Corp.,
Sr. Unsec’d. Notes
8.450%	10/15/39			100	127,294
Travelers Cos., Inc. (The),
Sr. Unsec’d. Notes
3.900%	11/01/20			700	737,472

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (Continued)
Insurance (continued)
Trinity Acquisition PLC (United Kingdom),
Gtd. Notes
6.125%	08/15/43			450	$454,905
Willis Group Holdings PLC,
Gtd. Notes
4.125%	03/15/16			100	104,693
XLIT Ltd. (Ireland),
Gtd. Notes
5.750%	10/01/21			300	336,861

					8,758,553

Internet Software & Services — 0.1%
Adria Bidco BV (Slovenia),
Sr. Sec’d. Notes
7.875%	11/15/20		EUR	130	180,201
Amazon.com, Inc.,
Sr. Unsec’d. Notes
1.200%	11/29/17	(a)		400	391,637
Baidu, Inc. (China),
Sr. Unsec’d. Notes
3.250%	08/06/18			1,300	1,314,037
Cerved Group SpA (Italy),
Sr. Sec’d. Notes
6.375%	01/15/20		EUR	100	145,233
Sr. Sub. Notes
8.000%	01/15/21		EUR	100	145,481
Interface Security Systems Holdings, Inc./Interface Security Systems LLC,
Sr. Sec’d. Notes, 144A
9.250%	01/15/18			460	476,100
VeriSign, Inc.,
Gtd. Notes
4.625%	05/01/23			388	370,540

					3,023,229

Leisure Equipment & Products
Brunswick Corp.,
Gtd. Notes, 144A
4.625%	05/15/21			307	293,185

Machinery & Equipment — 0.1%
CNH Capital LLC,
Gtd. Notes
3.625%	04/15/18			245	248,369
Rexel SA (France),
Sr. Unsec’d. Notes
5.125%	06/15/20		EUR	295	427,139
Roper Industries, Inc.,
Sr. Unsec’d. Notes
2.050%	10/01/18			500	485,912

					1,161,420

Manufacturing — 0.1%
Bombardier, Inc. (Canada),
Sr. Notes, 144A
4.250%	01/15/16	(a)		723	755,535
Crane Co.,
Sr. Unsec’d. Notes
2.750%	12/15/18			125	124,390
CTP Transportation Products LLC/CTP Finance, Inc.,
Sr. Sec’d. Notes, 144A
8.250%	12/15/19			530	552,525

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)
Manufacturing (continued)
Ingersoll-Rand Global Holding Co. Ltd.,
Gtd. Notes, 144A
2.875%	01/15/19		75	$73,922
5.750%	06/15/43		250	253,743
Pentair Finance SA,
Gtd. Notes
3.150%	09/15/22		900	812,939
Tyco Electronics Group SA (Switzerland),
Gtd. Notes
2.375%	12/17/18		250	246,522
6.550%	10/01/17		200	228,879

				3,048,455

Media — 1.1%
21st Century Fox America, Inc.,
Gtd. Notes
5.300%	12/15/14		300	313,266
AMC Networks, Inc.,
Gtd. Notes
7.750%	07/15/21		185	208,125
Cablevision Systems Corp.,
Sr. Unsec’d. Notes
5.875%	09/15/22	(a)	355	339,913
CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes
5.125%	02/15/23	(a)	625	579,687
5.250%	09/30/22		480	448,200
Cengage Learning Acquisitions, Inc.,
Sr. Sec’d. Notes, 144A
11.500%	04/15/20		356	285,245
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A
5.125%	12/15/21	(a)	485	454,687
Clear Channel Communications, Inc.,
Sr. Sec’d. Notes
9.000%	12/15/19	(a)	604	616,080
9.000%	03/01/21		666	672,660
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes
6.500%	11/15/22		1,547	1,577,227
7.625%	03/15/20		297	312,221
Comcast Corp.,
Gtd. Notes
3.125%	07/15/22		500	477,151
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
3.500%	03/01/16		800	839,751
3.550%	03/15/15		600	619,780
Discovery Communications LLC,
Gtd. Notes
3.700%	06/01/15		500	520,275
DISH DBS Corp.,
Gtd. Notes
4.250%	04/01/18		761	776,220
4.625%	07/15/17		449	470,327
5.125%	05/01/20		280	280,700
5.875%	07/15/22		650	650,000

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (Continued)
Media (continued)
Gannett Co., Inc.,
Gtd. Notes, 144A
5.125%	10/15/19			202	$210,080
5.125%	07/15/20			121	122,513
6.375%	10/15/23			1,078	1,115,730
Harron Communications LP/Harron Finance Corp.,
Sr. Unsec’d. Notes, 144A
9.125%	04/01/20			230	254,725
McClatchy Co. (The),
Sr. Sec’d. Notes
9.000%	12/15/22			300	330,000
MDC Partners, Inc. (Canada),
Gtd. Notes, 144A
6.750%	04/01/20			219	229,129
Midcontinent Communications & Midcontinent Finance Corp.,
Gtd. Notes, 144A
6.250%	08/01/21			400	403,000
MPL 2 Acquisition Canco, Inc. (Canada),
Sr. Sec’d. Notes, 144A
9.875%	08/15/18			680	710,600
NBCUniversal Enterprise, Inc.,
Gtd. Notes, 144A
1.974%	04/15/19			400	391,272
Jr. Sub. Notes, 144A
5.250%	12/19/49			100	99,000
NBCUniversal Media LLC,
Gtd. Notes
2.100%	04/01/14			500	502,134
Nexstar Broadcasting, Inc.,
Gtd. Notes
6.875%	11/15/20	(a)		224	239,680
RCN Telecom Services LLC/RCN Capital Corp.,
Sr. Unsec’d. Notes, 144A
8.500%	08/15/20			290	292,900
Scripps Networks Interactive, Inc.,
Sr. Unsec’d. Notes
2.700%	12/15/16			200	207,932
Sirius XM Holdings, Inc.,
Gtd. Notes, 144A
5.250%	08/15/22			65	65,650
Sr. Unsec’d. Notes, 144A
5.875%	10/01/20			355	362,100
Thomson Reuters Corp. (Canada),
Sr. Unsec’d. Notes
0.875%	05/23/16			225	223,417
1.300%	02/23/17			75	74,669
Time Warner Cable, Inc.,
Gtd. Notes
5.875%	11/15/40			100	86,505
6.550%	05/01/37			80	74,028
6.750%	06/15/39			509	479,326
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany),
Sr. Sec’d. Notes
5.750%	01/15/23		EUR	690	977,903
7.500%	03/15/19		EUR	380	568,541
Sr. Sec’d. Notes, 144A
5.500%	01/15/23			555	538,350
Unitymedia KabelBW GmbH (Germany),
Sec’d. Notes
9.500%	03/15/21		EUR	140	223,590
Univision Communications, Inc.,

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (Continued)
Media (continued)
Gtd. Notes, 144A
8.500%	05/15/21	(a)		420	$462,000
Sr. Sec’d. Notes, 144A
5.125%	05/15/23	(a)		539	538,326
6.875%	05/15/19			237	253,294
Viacom, Inc.,
Sr. Unsec’d. Notes
2.500%	09/01/18			1,675	1,688,502
4.250%	09/15/15			1,000	1,055,091
4.375%	09/15/14			200	205,216
4.375%	03/15/43			200	168,874
Ziggo BV (Netherlands),
Sr. Sec’d. Notes
3.625%	03/27/20		EUR	504	693,355

					24,288,947

Medical Supplies & Equipment — 0.1%
St. Jude Medical, Inc.,
Sr. Unsec’d. Notes
3.250%	04/15/23			1,100	1,026,281

Metals & Mining — 0.6%
APERAM (Luxembourg),
Sr. Unsec’d. Notes, 144A
7.375%	04/01/16			450	462,375
ArcelorMittal (Luxembourg),
Sr. Unsec’d. Notes
5.000%	02/25/17			416	446,160
6.125%	06/01/18			872	957,020
9.500%	02/15/15			307	333,479
CONSOL Energy, Inc.,
Gtd. Notes
8.000%	04/01/17	(a)		659	694,421
8.250%	04/01/20			395	427,587
Eco-Bat Finance PLC (United Kingdom),
Gtd. Notes
7.750%	02/15/17		EUR	280	404,342
FMG Resources August 2006 Pty Ltd. (Australia),
Gtd. Notes, 144A
6.000%	04/01/17	(a)		1,473	1,565,063
Global Brass & Copper, Inc.,
Sr. Sec’d. Notes
9.500%	06/01/19			230	262,200
New Gold, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
6.250%	11/15/22			305	295,088
Novelis, Inc.,
Gtd. Notes
8.375%	12/15/17			419	447,283
8.750%	12/15/20			1,255	1,396,188
Peabody Energy Corp.,
Gtd. Notes
6.250%	11/15/21	(a)		658	664,580
7.875%	11/01/26			395	400,925
Rio Tinto Finance USA Ltd. (United Kingdom),
Gtd. Notes
2.250%	09/20/16			250	257,295
S&B Minerals Finance SCA/S&B Industrial Minerals North America, Inc. (Greece),
Sr. Sec’d. Notes

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (Continued)
Metals & Mining (continued)
9.250%	08/15/20		EUR	165	$248,873
Steel Dynamics, Inc.,
Gtd. Notes
5.250%	04/15/23			257	257,000
6.375%	08/15/22			309	333,720
Taseko Mines Ltd. (Canada),
Gtd. Notes
7.750%	04/15/19			384	387,840
Vedanta Resources PLC (India),
Sr. Unsec’d. Notes, 144A
8.250%	06/07/21			400	401,500
Wise Metals Group LLC/Wise Alloys Finance Corp.,
Sr. Sec’d. Notes, 144A
8.750%	12/15/18			1,557	1,638,743
Xstrata Financial Canada Ltd. (Canada),
Gtd. Notes, 144A
6.000%	11/15/41			150	145,165

					12,426,847

Miscellaneous Manufacturing
Eaton Corp.,
Gtd. Notes
0.950%	11/02/15			400	401,496

Oil, Gas & Consumable Fuels — 1.9%
Antero Resources Finance Corp.,
Gtd. Notes, 144A
5.375%	11/01/21			428	432,280
Athlon Holdings LP/Athlon Finance Corp.,
Gtd. Notes, 144A
7.375%	04/15/21			216	226,800
Aurora USA Oil & Gas, Inc.,
Gtd. Notes, 144A
9.875%	02/15/17			601	644,573
Bonanza Creek Energy, Inc.,
Gtd. Notes
6.750%	04/15/21			378	395,955
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
3.200%	03/11/16			200	210,016
3.561%	11/01/21			150	151,172
Calfrac Holdings LP (Canada),
Gtd. Notes, 144A
7.500%	12/01/20			402	410,040
Carrizo Oil & Gas, Inc.,
Gtd. Notes
8.625%	10/15/18			205	221,913
Chesapeake Energy Corp.,
Gtd. Notes
5.750%	03/15/23	(a)		716	737,480
6.125%	02/15/21	(a)		373	400,043
6.625%	08/15/20			522	583,335
6.875%	11/15/20			320	361,600
7.250%	12/15/18			220	254,100
Chevron Corp.,
Sr. Unsec’d. Notes
0.889%	06/24/16			475	476,128
2.355%	12/05/22			600	545,753
2.427%	06/24/20			175	170,285
Cie Generale de Geophysique - Veritas (France),

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)
Oil, Gas & Consumable Fuels (continued)
Gtd. Notes
6.500%	06/01/21		561	$575,025
CNOOC Finance 2013 Ltd. (China),
Gtd. Notes
1.750%	05/09/18	(a)	200	195,501
Concho Resources, Inc.,
Gtd. Notes
5.500%	10/01/22		378	390,285
5.500%	04/01/23	(a)	325	334,750
6.500%	01/15/22		462	500,115
ConocoPhillips Holding Co.,
Sr. Unsec’d. Notes
6.950%	04/15/29		100	126,538
Continental Resources, Inc.,
Gtd. Notes
8.250%	10/01/19		335	365,987
CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A
7.125%	04/15/21		388	401,580
Denbury Resources, Inc.,
Gtd. Notes
4.625%	07/15/23		396	357,390
Diamondback Energy, Inc.,
Gtd. Notes, 144A
7.625%	10/01/21		588	620,340
Drill Rigs Holdings, Inc. (Cyprus),
Sr. Sec’d. Notes, 144A
6.500%	10/01/17		861	929,880
El Paso LLC,
Sr. Sec’d. Notes, MTN
7.750%	01/15/32		605	614,108
Energy XXI Gulf Coast, Inc.,
Gtd. Notes
7.750%	06/15/19		575	616,687
9.250%	12/15/17		110	122,375
EP Energy LLC/EP Energy Finance, Inc.,
Sr. Unsec’d. Notes
9.375%	05/01/20	(a)	190	219,213
EP Energy LLC/Everest Acquisition Finance, Inc.,
Sr. Sec’d. Notes
6.875%	05/01/19		420	452,025
Halcon Resources Corp.,
Gtd. Notes
8.875%	05/15/21	(a)	680	686,800
Gtd. Notes, 144A
9.750%	07/15/20		62	64,557
Hiland Partners LP/Hiland Partners Finance Corp.,
Gtd. Notes, 144A
7.250%	10/01/20		83	89,017
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Notes, 144A
7.625%	04/15/21	(a)	831	901,635
Husky Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.950%	04/15/22		1,300	1,283,144
6.800%	09/15/37		200	240,355
Kodiak Oil & Gas Corp.,
Gtd. Notes
5.500%	02/01/22		223	221,885

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)
Oil, Gas & Consumable Fuels (continued)
8.125%	12/01/19		323	$358,530
Laredo Petroleum, Inc.,
Gtd. Notes
7.375%	05/01/22		230	249,550
9.500%	02/15/19		442	493,935
Linn Energy LLC/Linn Energy Finance Corp.,
Gtd. Notes
7.750%	02/01/21		70	74,025
8.625%	04/15/20		761	821,880
Marathon Oil Corp.,
Sr. Unsec’d. Notes
0.900%	11/01/15		600	600,500
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
6.500%	03/01/41		300	341,913
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
6.500%	03/15/21		1,451	1,527,178
7.000%	03/31/24		1,086	1,099,575
Memorial Production Partners LP/Memorial Production Finance Corp.,
Gtd. Notes
7.625%	05/01/21		223	229,133
Newfield Exploration Co.,
Sr. Sub. Notes
6.875%	02/01/20		565	605,256
Noble Energy, Inc.,
Sr. Unsec’d. Notes
8.250%	03/01/19		300	372,884
Northern Oil and Gas, Inc.,
Gtd. Notes
8.000%	06/01/20		198	207,405
Oasis Petroleum, Inc.,
Gtd. Notes
6.875%	01/15/23		520	553,800
Gtd. Notes, 144A
6.875%	03/15/22		354	375,240
Offshore Group Investment Ltd.,
Sr. Sec’d. Notes
7.125%	04/01/23	(a)	667	680,340
7.500%	11/01/19	(a)	479	520,913
Oil States International, Inc.,
Gtd. Notes
6.500%	06/01/19		500	531,875
Pacific Drilling SA,
Sr. Sec’d. Notes, 144A
5.375%	06/01/20		464	466,320
Parker Drilling Co.,
Gtd. Notes, 144A
7.500%	08/01/20		435	456,750
PBF Holding Co. LLC/PBF Finance Corp.,
Sr. Sec’d. Notes
8.250%	02/15/20		208	225,680
PDC Energy, Inc.,
Gtd. Notes
7.750%	10/15/22		235	253,800
Petrobras Global Finance BV (Brazil),
Gtd. Notes
4.375%	05/20/23	(a)	500	445,446
5.625%	05/20/43		200	163,262

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)
Oil, Gas & Consumable Fuels (continued)
Petrobras International Finance Co. (Brazil),
Gtd. Notes
5.375%	01/27/21	(a)	300	$297,716
6.750%	01/27/41		100	93,043
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.875%	01/24/22		600	616,500
5.500%	01/21/21		100	107,500
6.500%	06/02/41		800	836,000
Petroleum Geo-Services ASA (Norway),
Gtd. Notes, 144A
7.375%	12/15/18		530	564,450
QEP Resources, Inc.,
Sr. Unsec’d. Notes
5.375%	10/01/22		233	224,263
Range Resources Corp.,
Gtd. Notes
5.000%	08/15/22		106	104,145
5.000%	03/15/23		246	240,465
5.750%	06/01/21		107	113,420
Regency Energy Partners LP/Regency Energy Finance Corp.,
Gtd. Notes
4.500%	11/01/23		584	531,440
Rosetta Resources, Inc.,
Gtd. Notes
5.625%	05/01/21		526	524,685
5.875%	06/01/22		398	395,015
Sabine Pass LNG LP,
Sr. Sec’d. Notes
6.500%	11/01/20		410	425,375
7.500%	11/30/16		1,316	1,487,080
SandRidge Energy, Inc.,
Gtd. Notes
7.500%	02/15/23		551	559,265
8.750%	01/15/20		641	690,677
Seadrill Ltd. (Norway),
Sr. Unsec’d. Notes, 144A
5.625%	09/15/17		1,084	1,121,940
Seven Generations Energy Ltd. (Canada),
Sr. Notes, 144A
8.250%	05/15/20		418	451,440
Shell International Finance BV (Netherlands),
Gtd. Notes
0.900%	11/15/16		1,500	1,499,807
SM Energy Co.,
Sr. Unsec’d. Notes
6.500%	11/15/21		315	333,900
Sr. Unsec’d. Notes, 144A
5.000%	01/15/24		810	771,525
Southern California Gas Co.,
First Mortgage
3.750%	09/15/42		650	573,283
Statoil ASA (Norway),
Gtd. Notes
1.950%	11/08/18	(a)	500	495,731
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.,
Sr. Unsec’d. Notes, 144A

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (Continued)
Oil, Gas & Consumable Fuels (continued)
7.500%	07/01/21		291	$304,095

				41,548,615

Paper & Forest Products — 0.1%
Ainsworth Lumber Co. Ltd. (Canada),
Sr. Sec’d. Notes, 144A
7.500%	12/15/17		972	1,044,900
Clearwater Paper Corp.,
Gtd. Notes
4.500%	02/01/23		265	238,500
Sappi Papier Holding GmbH (South Africa),
Sr. Sec’d. Notes, 144A
8.375%	06/15/19		200	219,500
Unifrax I LLC/Unifrax Holding Co.,
Gtd. Notes, 144A
7.500%	02/15/19		295	305,325

				1,808,225

Pharmaceuticals — 0.6%
AbbVie, Inc.,
Sr. Unsec’d. Notes
1.200%	11/06/15		600	606,098
Allergan, Inc.,
Sr. Unsec’d. Notes
1.350%	03/15/18		325	316,706
3.375%	09/15/20		200	204,567
AmerisourceBergen Corp.,
Gtd. Notes
3.500%	11/15/21		500	491,343
4.875%	11/15/19		500	550,463
5.875%	09/15/15		500	542,186
AstraZeneca PLC (United Kingdom),
Sr. Unsec’d. Notes
4.000%	09/18/42		500	434,839
6.450%	09/15/37		500	597,050
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
2.000%	08/01/22		600	531,090
Capsugel Financeco SCA,
Gtd. Notes, 144A
9.875%	08/01/19	EUR	100	153,735
Capsugel SA,
Sr. Unsec’d. Notes, 144A, PIK
7.000%	05/15/19		162	165,037
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
1.700%	03/15/18		350	342,513
Eli Lilly & Co.,
Sr. Unsec’d. Notes
5.950%	11/15/37		300	345,647
Endo Finance Co.,
Gtd. Notes, 144A
5.750%	01/15/22		423	425,115
Express Scripts Holding Co.,
Gtd. Notes
3.125%	05/15/16		400	417,485
Forest Laboratories, Inc.,
Sr. Unsec’d. Notes, 144A
5.000%	12/15/21		320	321,200

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)
Pharmaceuticals (continued)
GlaxoSmithKline Capital, Inc. (United Kingdom),
Gtd. Notes
0.700%	03/18/16	600	$597,453
6.375%	05/15/38	200	244,790
Johnson & Johnson,
Sr. Unsec’d. Notes
4.375%	12/05/33	800	805,208
Mead Johnson Nutrition Co.,
Sr. Unsec’d. Notes
4.900%	11/01/19	500	545,229
Par Pharmaceutical Cos., Inc.,
Gtd. Notes
7.375%	10/15/20	224	231,560
Perrigo Co. PLC,
Gtd. Notes, 144A
1.300%	11/08/16	1,500	1,494,801
Salix Pharmaceuticals Ltd.,
Gtd. Notes, 144A
6.000%	01/15/21	137	140,425
Sanofi (France),
Sr. Unsec’d. Notes
1.250%	04/10/18	400	389,446
2.625%	03/29/16	400	415,942
Valeant Pharmaceuticals International,
Gtd. Notes, 144A
5.625%	12/01/21	394	395,970
6.375%	10/15/20	278	292,943
6.875%	12/01/18	741	792,870
Sr. Unsec’d. Notes, 144A
6.750%	08/15/18	966	1,061,393
Zoetis, Inc.,
Sr. Unsec’d. Notes
1.150%	02/01/16	400	400,454

			14,253,558

Pipelines — 0.6%
Access Midstream Partners LP/ACMP Finance Corp.,
Gtd. Notes
4.875%	05/15/23	495	477,675
5.875%	04/15/21	861	916,965
6.125%	07/15/22	320	342,400
Buckeye Partners LP,
Sr. Unsec’d. Notes
2.650%	11/15/18	800	788,245
4.150%	07/01/23	600	576,925
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
Gtd. Notes, 144A
6.125%	03/01/22	261	267,525
DCP Midstream Operating LP,
Gtd. Notes
3.250%	10/01/15	600	619,857
3.875%	03/15/23	425	391,368
Energy Transfer Partners LP,
Sr. Unsec’d. Notes
4.150%	10/01/20	675	684,842
6.050%	06/01/41	100	102,503
9.000%	04/15/19	71	89,735
Enterprise Products Operating LLC,
Gtd. Notes

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (Continued)
Pipelines (continued)
4.450%	02/15/43			200	$176,663
5.950%	02/01/41	(a)		300	326,716
Kinder Morgan Energy Partners LP,
Sr. Unsec’d. Notes
3.950%	09/01/22			400	389,784
Kinder Morgan, Inc.,
Sr. Sec’d. Notes, 144A
5.000%	02/15/21			265	261,021
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.,
Gtd. Notes
4.500%	07/15/23			599	561,563
6.250%	06/15/22			244	258,030
ONEOK Partners LP,
Gtd. Notes
8.625%	03/01/19			200	250,836
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II,
Gtd. Notes
8.375%	06/01/20			393	433,283
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
5.000%	02/01/21			400	440,325
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes, 144A
5.625%	02/01/21			491	479,953
5.625%	04/15/23			848	792,880
6.250%	03/15/22			672	666,960
Sunoco Logistics Partners Operations LP,
Gtd. Notes
3.450%	01/15/23			900	826,962
6.100%	02/15/42			200	204,197
TransCanada PipeLines Ltd. (Canada),
Sr. Unsec’d. Notes
3.800%	10/01/20			400	414,053
5.000%	10/16/43			600	591,266
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
7.500%	01/15/31			200	211,393

					12,543,925

Real Estate — 0.2%
Crescent Resources LLC/Crescent Ventures, Inc.,
Sr. Sec’d. Notes, 144A
10.250%	08/15/17			673	731,887
Realogy Group LLC,
Sr. Sec’d. Notes, 144A
7.625%	01/15/20			856	960,860
7.875%	02/15/19	(a)		901	988,847
Realogy Group LLC/Sunshine Group Florida Ltd. (The),
Gtd. Notes, 144A
3.375%	05/01/16			442	445,315
Rialto Holdings LLC/Rialto Corp.,
Gtd. Notes, 144A
7.000%	12/01/18			210	212,100
RPG Byty Sro (Czech Republic),
Sr. Sec’d. Notes
6.750%	05/01/20		EUR	220	306,438

					3,645,447

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (Continued)
Real Estate Investment Trusts (REITs) — 0.1%
American Tower Corp.,
Sr. Unsec’d. Notes
4.625%	04/01/15			300	$313,780
5.050%	09/01/20			200	211,495
5.900%	11/01/21			200	218,208
Felcor Lodging LP,
Sr. Sec’d. Notes
6.750%	06/01/19			278	296,070
Geo Group, Inc. (The),
Gtd. Notes, 144A
5.875%	01/15/22			375	372,187
Host Hotels & Resorts LP,
Sr. Unsec’d. Notes
3.750%	10/15/23			125	115,898
iStar Financial, Inc.,
Sr. Unsec’d. Notes
4.875%	07/01/18			691	688,409
Simon Property Group LP,
Sr. Unsec’d. Notes
4.750%	03/15/42	(a)		300	290,252
5.650%	02/01/20			100	113,698
Weyerhaeuser Co.,
Sr. Unsec’d. Notes
6.950%	08/01/17			300	345,009

					2,965,006

Retail & Merchandising — 0.7%
Advance Auto Parts, Inc.,
Gtd. Notes
4.500%	01/15/22	(a)		500	507,371
Bakkavor Finance 2 PLC (United Kingdom),
Sr. Sec’d. Notes
8.250%	02/15/18		GBP	320	565,675
8.750%	06/15/20		GBP	200	361,005
Brinker International, Inc.,
Sr. Unsec’d. Notes
2.600%	05/15/18			175	172,250
Claire’s Stores, Inc.,
Gtd. Notes, 144A
7.750%	06/01/20	(a)		745	692,850
Sr. Sec’d. Notes, 144A
9.000%	03/15/19			121	131,285
CST Brands, Inc.,
Gtd. Notes
5.000%	05/01/23			489	471,885
Gap, Inc. (The),
Sr. Unsec’d. Notes
5.950%	04/12/21	(a)		1,200	1,325,968
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
4.200%	04/01/43			250	227,825
5.875%	12/16/36	(a)		700	807,729
5.950%	04/01/41			300	348,323
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
2.625%	01/15/22			800	762,392
3.700%	02/15/42			400	338,765
Michaels Stores, Inc.,
Gtd. Notes
7.750%	11/01/18			192	208,320

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (Continued)
Retail & Merchandising (continued)
Neiman Marcus Group Ltd., Inc.,
Gtd. Notes, 144A
8.000%	10/15/21			1,220	$1,274,900
New Academy Finance Co. LLC/New Academy Finance Corp.,
Sr. Unsec’d. Notes, 144A, PIK
8.000%	06/15/18	(a)		612	627,306
New Look Bondco I PLC (United Kingdom),
Sr. Sec’d. Notes
8.750%	05/14/18		GBP	100	174,828
Nordstrom, Inc.,
Sr. Unsec’d. Notes
4.000%	10/15/21			300	311,149
O’Reilly Automotive, Inc.,
Gtd. Notes
3.850%	06/15/23			725	695,742
4.625%	09/15/21			200	206,346
4.875%	01/14/21			400	419,270
Party City Holdings, Inc.,
Gtd. Notes
8.875%	08/01/20			375	420,000
Penske Automotive Group, Inc.,
Gtd. Notes
5.750%	10/01/22			348	355,830
Punch Taverns Finance B Ltd. (United Kingdom),
Sr. Sec’d. Notes
4.767%	06/30/33		GBP	34	52,999
QVC, Inc.,
Sr. Sec’d. Notes
4.375%	03/15/23			225	210,362
Rite Aid Corp.,
Gtd. Notes
6.750%	06/15/21	(a)		267	280,016
9.250%	03/15/20	(a)		183	209,993
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.500%	11/01/23			281	278,893
6.875%	11/15/19			605	668,525
Starbucks Corp.,
Sr. Unsec’d. Notes
0.875%	12/05/16			475	472,009
Unique Pub Finance Co. PLC (The) (United Kingdom),
Asset Backed
6.542%	03/30/21		GBP	390	672,581
Walgreen Co.,
Sr. Unsec’d. Notes
5.250%	01/15/19			400	447,178
Yum! Brands, Inc.,
Sr. Unsec’d. Notes
5.300%	09/15/19			500	557,429
6.875%	11/15/37			39	44,406

					15,301,405

Semiconductors & Semiconductor Equipment — 0.1%
Intel Corp.,
Sr. Unsec’d. Notes
2.700%	12/15/22			600	553,084
3.300%	10/01/21			200	198,698
Maxim Integrated Products, Inc.,

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (Continued)
Semiconductors & Semiconductor Equipment (continued)
Sr. Unsec’d. Notes
2.500%	11/15/18			250	$247,888
3.375%	03/15/23			600	549,334
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A
3.750%	06/01/18			485	488,638
5.750%	02/15/21			380	397,100

					2,434,742

Shipbuilding
Huntington Ingalls Industries, Inc.,
Gtd. Notes
6.875%	03/15/18			260	280,800
7.125%	03/15/21			460	504,850

					785,650

Software — 0.1%
Activision Blizzard, Inc.,
Gtd. Notes, 144A
5.625%	09/15/21			268	277,380
6.125%	09/15/23			462	481,635
Audatex North America, Inc.,
Gtd. Notes, 144A
6.125%	11/01/23			230	236,900
BMC Software Finance, Inc.,
Sr. Unsec’d. Notes, 144A
8.125%	07/15/21	(a)		620	638,600
Healthcare Technology Intermediate, Inc.,
Sr. Unsec’d. Notes, 144A, PIK
7.375%	09/01/18			298	309,920
Microsoft Corp.,
Sr. Unsec’d. Notes
2.125%	11/15/22			500	451,695
Oracle Corp.,
Sr. Unsec’d. Notes
3.625%	07/15/23	(a)		225	223,193
5.375%	07/15/40			100	106,778

					2,726,101

Storage — 0.1%
Algeco Scotsman Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes
9.000%	10/15/18		EUR	240	357,408
Mobile Mini, Inc.,
Gtd. Notes
7.875%	12/01/20			620	686,650

					1,044,058

Telecommunications — 1.6%
Alcatel-Lucent USA, Inc. (France),
Gtd. Notes, 144A
4.625%	07/01/17			290	290,363
6.750%	11/15/20	(a)		445	462,244
Sr. Unsec’d. Notes
6.450%	03/15/29			392	346,920
6.500%	01/15/28			525	459,375
Alltel Corp.,
Sr. Unsec’d. Notes
7.000%	03/15/16			400	448,774

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (Continued)
Telecommunications (continued)
AT&T, Inc.,
Sr. Unsec’d. Notes
2.350%	11/27/18	(a)		1,600	$1,601,373
2.400%	08/15/16	(a)		100	102,835
4.450%	05/15/21			500	526,415
5.350%	09/01/40			850	841,017
5.550%	08/15/41			500	507,430
Avaya, Inc.,
Sr. Sec’d. Notes, 144A
7.000%	04/01/19			305	298,900
CC Holdings GS V LLC/Crown Castle GS III Corp.,
Sr. Sec’d. Notes
3.849%	04/15/23			750	702,077
Centurylink, Inc.,
Sr. Unsec’d. Notes
5.625%	04/01/20	(a)		722	734,635
CommScope Holding Co., Inc.,
Sr. Unsec’d. Notes, 144A, PIK
6.625%	06/01/20			545	566,800
Consolidated Communications Finance Co.,
Gtd. Notes
10.875%	06/01/20			245	282,363
Digicel Group Ltd. (Jamaica),
Sr. Unsec’d. Notes, 144A
8.250%	09/30/20			790	818,638
10.500%	04/15/18			417	446,190
Digicel Ltd. (Jamaica),
Sr. Unsec’d. Notes, 144A
6.000%	04/15/21			1,465	1,413,725
DigitalGlobe, Inc.,
Gtd. Notes, 144A
5.250%	02/01/21			470	458,250
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes
6.625%	12/15/22			155	159,650
Gtd. Notes, 144A
5.500%	08/01/23			733	697,266
Intelsat Luxembourg SA (Luxembourg),
Gtd. Notes, 144A
6.750%	06/01/18			1,246	1,323,875
Phones4u Finance PLC (United Kingdom),
Sr. Sec’d. Notes
9.500%	04/01/18		GBP	583	1,022,142
Qwest Corp.,
Sr. Unsec’d. Notes
6.750%	12/01/21			300	328,489
Sprint Communications, Inc.,
Gtd. Notes, 144A
7.000%	03/01/20			820	914,300
9.000%	11/15/18			1,751	2,109,955
Sr. Unsec’d. Notes
6.000%	12/01/16	(a)		427	465,964
Sprint Corp.,
Gtd. Notes, 144A
7.125%	06/15/24			535	543,025
7.875%	09/15/23	(a)		3,329	3,578,675
Telecom Italia SpA (Italy),
Sr. Unsec’d. Notes, MTN
4.875%	09/25/20		GBP	195	275,127
5.875%	05/19/23		GBP	450	714,521

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (Continued)
Telecommunications (continued)
6.375%	06/24/19		GBP	200	$345,897
Telefonaktiebolaget LM Ericsson (Sweden),
Sr. Unsec’d. Notes
4.125%	05/15/22			500	485,985
Telenet Finance V Luxembourg SCA (Luxembourg),
Sr. Sec’d. Notes
6.250%	08/15/22		EUR	232	337,694
6.750%	08/15/24		EUR	137	200,392
T-Mobile USA, Inc.,
Gtd. Notes
6.125%	01/15/22			210	213,675
6.500%	01/15/24			385	389,813
6.633%	04/28/21			1,075	1,131,437
6.731%	04/28/22			530	552,525
tw telecom holdings, Inc.,
Gtd. Notes
5.375%	10/01/22			305	299,663
Gtd. Notes, 144A
5.375%	10/01/22			285	280,013
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.000%	11/01/16			600	612,217
3.650%	09/14/18			800	846,851
4.500%	09/15/20	(a)		800	856,453
4.600%	04/01/21	(a)		400	422,524
4.750%	11/01/41			400	373,938
6.550%	09/15/43			450	526,482
6.900%	04/15/38			200	238,013
Virgin Media Finance PLC (United Kingdom),
Gtd. Notes
7.000%	04/15/23		GBP	102	175,664
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes
6.000%	04/15/21		GBP	1,274	2,167,707
Windstream Corp.,
Gtd. Notes
7.750%	10/15/20	(a)		269	285,476
7.750%	10/01/21			190	201,400
Ziggo Finance BV (Netherlands),
Sr. Sec’d. Notes
6.125%	11/15/17		EUR	105	149,353

					34,534,485

Textile
Mohawk Industries, Inc.,
Sr. Unsec’d. Notes
3.850%	02/01/23			745	707,750

Tobacco — 0.1%
Altria Group, Inc.,
Gtd. Notes
4.000%	01/31/24			1,000	977,414
4.125%	09/11/15	(a)		500	527,622
5.375%	01/31/44	(a)		500	502,071
Reynolds American, Inc.,
Gtd. Notes
1.050%	10/30/15			400	401,272
3.250%	11/01/22			300	276,515

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (Continued)
Tobacco (continued)
4.850%	09/15/23		500	$516,153

				3,201,047

Transportation — 0.1%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
3.000%	03/15/23		600	558,757
4.375%	09/01/42		300	268,031
Gategroup Finance Luxembourg SA (Switzerland),
Gtd. Notes
6.750%	03/01/19	EUR	501	730,237
Jack Cooper Holdings Corp.,
Sr. Sec’d. Notes, 144A
9.250%	06/01/20		555	598,013
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
5.750%	01/15/16		325	355,066

				2,510,104

Wireless Telecommunication Services — 0.2%
Altice Financing SA (Luxembourg),
Gtd. Notes, 144A
6.500%	01/15/22		485	489,850
Altice Finco SA (Luxembourg),
Gtd. Notes, 144A
8.125%	01/15/24		1,130	1,172,375
Crown Castle International Corp.,
Sr. Unsec’d. Notes
5.250%	01/15/23		940	921,200
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes
0.900%	02/19/16		400	401,400
1.250%	09/26/17		800	781,745

				3,766,570

TOTAL CORPORATE BONDS (cost $430,402,270)				433,965,870

FOREIGN GOVERNMENT BONDS — 0.4%
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond (Germany),
Bonds
0.750%	04/15/18	EUR	175	265,293
Canadian Government (Canada),
Bonds, TIPS
1.500%	12/01/44	CAD	60	63,418
Deutsche Bundesrepublik Inflation Linked Bond (Germany),
Bonds
1.500%	04/15/16	EUR	1,390	2,310,610
Italy Buoni Poliennali del Tesoro (Italy),
Bonds, TIPS
2.100%	09/15/16	EUR	830	1,257,713
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
5.125%	01/15/20		700	775,600
Sr. Unsec’d. Notes, MTN
6.750%	09/27/34		500	590,000
New Zealand Government Bond (New Zealand),
Sr. Unsec’d. Notes
3.000%	09/20/30	NZD	215	177,000

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
FOREIGN GOVERNMENT BONDS (Continued)
Panama Government International (Panama),
Sr. Unsec’d. Notes
6.700%	01/26/36		200	$223,500
Republic of Brazil (Brazil),
Sr. Unsec’d. Notes
5.625%	01/07/41		700	679,000
Republic of Colombia (Colombia),
Sr. Unsec’d. Notes
4.375%	07/12/21		300	309,000
7.375%	09/18/37		100	122,750
Republic of Peru (Peru),
Sr. Unsec’d. Notes
6.550%	03/14/37		200	230,000
Republic of South Africa (South Africa),
Sr. Unsec’d. Notes
4.665%	01/17/24		100	95,625
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
3.250%	03/23/23	(a)	1,300	1,069,250
United Mexican States (Mexico),
Sr. Unsec’d. Notes
6.050%	01/11/40		100	108,750

TOTAL FOREIGN GOVERNMENT BONDS (cost $8,670,102)				8,277,509

MUNICIPAL BONDS — 0.2%
California — 0.1%
Bay Area Toll Authority,
Revenue Bonds
6.263%	04/01/49		100	119,941
City of San Francisco CA Public Utilities Commission Water Revenue,
Revenue Bonds
6.000%	11/01/40		200	224,948
Los Angeles Unified School District,
General Obligation Unlimited
5.750%	07/01/34		150	165,141
Metropolitan Water District of Southern California,
Revenue Bonds
6.947%	07/01/40		200	223,262
State of California,
General Obligation Unlimited
7.550%	04/01/39		400	518,396

				1,251,688

Colorado
Denver City & County School District No 1,
Certificate Participation
4.242%	12/15/37		175	155,734

Florida
Florida Hurricane Catastrophe Fund Finance Corp.,
Revenue Bonds
1.298%	07/01/16		225	224,516

Georgia
Municipal Electric Authority of Georgia,
Revenue Bonds
6.637%	04/01/57		100	105,213

Illinois
Chicago Transit Authority,
Revenue Bonds
6.899%	12/01/40		100	112,092

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
MUNICIPAL BONDS (Continued)
Illinois (continued)
State of Illinois,
General Obligation Unlimited
7.350%	07/01/35	200	$222,876

			334,968

New Jersey — 0.1%
New Jersey State Turnpike Authority,
Revenue Bonds
7.414%	01/01/40	400	532,980

New York
New York Build America Bonds,
General Obligation Unlimited
5.846%	06/01/40	215	234,292
Port Authority of New York & New Jersey,
Revenue Bonds
4.458%	10/01/62	200	169,568

			403,860

Ohio
American Municipal Power, Inc.,
Revenue Bonds
7.834%	02/15/41	100	126,345

Oregon
Oregon Department of Transportation,
Revenue Bonds
5.834%	11/15/34	200	230,234

Texas
Dallas Area Rapid Transit,
Revenue Bonds
5.999%	12/01/44	200	236,964
State of Texas,
General Obligation Unlimited
5.517%	04/01/39	200	224,312

			461,276

TOTAL MUNICIPAL BONDS (cost $4,179,610)			3,826,814

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.2%
Banc of America Alternative Loan Trust,
Series 2003-11, Class 4A1
4.750%	01/25/19	297	300,987
Bear Stearns Asset-Backed Securities Trust,
Series 2004-AC2, Class 2A
5.000%	05/25/34	306	307,403
Countrywide Alternative Loan Trust,
Series 2003-J1, Class 3A2
5.000%	10/25/18	11	11,293
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-J8, Class 1A2
4.750%	11/25/19	139	142,867
Credit Suisse Mortgage Trust,
Series 2009-13R, Class 5A1, 144A
0.685%(c)	01/26/35	334	329,716
GMAC Mortgage Corp. Loan Trust,
Series 2004-J5, Class A4
5.500%	01/25/35	37	37,093

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
MASTR Adjustable Rate Mortgages Trust,
Series 2004-14, Class M1
0.766%(c)	01/25/35		864	$862,789
Medallion Trust (Australia),
Series 2005-2G, Class A
0.278%(c)	08/22/36		478	475,950
RALI Trust,
Series 2004-QS4, Class A7
4.000%	03/25/34		245	248,484
Structured Agency Credit Risk Debt Notes,
Series 2013-DN2, Class M1
1.618%(c)	11/25/23		1,462	1,458,466

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $4,162,895)				4,175,048

U.S. GOVERNMENT AGENCY OBLIGATIONS — 9.5%
Fannie Mae Principal Strip, MTN
4.551%(s)	05/15/30		500	239,503
Federal Farm Credit Banks
1.690%	04/09/20		6,000	5,628,720
2.000%	04/04/22		447	405,224
Federal Home Loan Banks
2.875%	09/11/20		570	576,081
3.375%	06/12/20-12/08/23		4,000	4,157,456
4.000%	09/01/28		245	236,627
Federal Home Loan Mortgage Corp.
0.875%	10/14/16- 03/07/18	(a)	954	929,302
1.789%(c)	06/01/43		87	87,496
2.480%(c)	05/01/43		73	71,523
2.500%	TBA		3,550	3,517,135
2.508%(c)	08/01/43		27	26,066
3.000%	03/01/27-04/01/43		7,297	7,051,064
3.000%	TBA		550	560,184
3.000%	TBA		600	568,313
3.255%(c)	08/01/41		391	411,822
3.500%	03/01/32-07/01/43		3,979	3,975,835
3.500%	TBA		740	771,450
3.500%	TBA		3,300	3,274,219
4.000%	12/01/40		1,217	1,250,922
4.000%	TBA		1,200	1,266,750
4.000%	TBA		3,850	3,953,769
4.500%	06/01/38-01/01/42		4,364	4,631,292
4.500%	TBA		1,000	1,060,156
4.500%	TBA		400	423,234
5.000%	01/01/37-03/01/38		917	988,291
5.000%	TBA		1,000	1,058,867
5.000%	TBA		2,000	2,156,875
5.500%	06/01/35-08/01/38		897	979,954
5.500%	TBA		2,000	2,184,375
6.000%	09/01/36		500	554,971
Federal National Mortgage Assoc.
0.500%	03/30/16		2,000	1,997,850
0.875%	10/26/17-05/21/18		2,060	2,024,019
1.934%(c)	04/01/43		176	178,131
1.967%(c)	05/01/43		724	735,241
2.086%(c)	06/01/43		276	274,181

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
2.493%(c)	08/01/42		378	$384,713
2.500%	09/01/28		298	295,185
2.500%	TBA		5,550	5,492,766
2.500%	TBA		740	669,642
2.783%(c)	08/01/41		624	651,844
3.000%	01/01/27-08/01/43		11,993	11,562,115
3.000%	TBA		2,264	2,309,953
3.500%	05/01/32-05/01/43		17,174	17,125,811
3.500%	TBA		2,450	2,562,068
4.000%	05/01/26-09/01/43		4,148	4,308,781
4.000%	TBA		1,300	1,377,492
4.000%	TBA		31,300	32,219,438
4.500%	02/01/42-11/01/43		3,829	4,060,464
4.500%	TBA		1,300	1,383,230
4.500%	TBA		12,450	13,191,650
5.000%	12/01/39-05/01/41		4,866	5,317,048
5.000%	TBA		1,400	1,490,344
5.500%	04/01/36-08/01/37		1,229	1,352,698
5.500%	TBA		1,500	1,649,941
6.000%	03/01/34		4,212	4,727,625
Financing Corp.
0.782%(s)	12/06/16		500	484,699
Government National Mortgage Assoc.
3.000%	05/15/43		491	474,715
3.000%	TBA		400	386,281
3.000%	TBA		5,000	4,830,860
3.500%	09/20/42-06/20/43		6,232	6,300,775
3.500%	TBA		800	806,281
3.500%	TBA		2,350	2,370,654
4.000%	12/15/40-05/20/42		2,816	2,932,663
4.000%	TBA		1,650	1,714,518
4.000%	TBA		1,900	1,975,481
4.500%	08/15/39-09/20/43		7,730	8,275,780
4.500%	TBA		1,000	1,066,953
5.000%	10/20/39		1,021	1,117,965
5.000%	TBA		2,000	2,167,734
5.000%	TBA		1,000	1,083,555
5.500%	07/20/40		1,824	2,010,693
6.000%	09/20/38-10/20/38		974	1,088,928
Tennessee Valley Authority, Sr. Unsec’d. Notes
5.880%	04/01/36		180	208,516

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $212,763,103)				209,636,757

U.S. TREASURY OBLIGATIONS — 7.1%
U.S. Treasury Bonds
6.250%	05/15/30		2,749	3,672,062
U.S. Treasury Inflationary Indexed Bonds, TIPS
0.125%	04/15/16-01/15/23		16,008	16,445,863
0.375%	07/15/23		14,545	14,079,031
0.625%	07/15/21-02/15/43		3,087	2,418,244
0.750%	02/15/42		1,343	1,115,903
1.125%	01/15/21		1,570	1,761,839
1.250%	07/15/20		760	870,794
1.375%	07/15/18-01/15/20		935	1,088,671
1.750%	01/15/28		1,200	1,432,355
1.875%	07/15/19		570	692,835
2.000%	01/15/16		125	156,764
2.000%	01/15/26	(k)	765	996,598

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATIONS (Continued)
2.125%	01/15/19-02/15/41		1,478	$1,784,630
2.375%	01/15/25-01/15/27		2,660	3,717,799
2.500%	07/15/16-01/15/29		1,919	2,443,737
3.375%	04/15/32		100	175,061
3.625%	04/15/28		760	1,451,787
3.875%	04/15/29		900	1,752,409
U.S. Treasury Notes
0.250%	12/15/14		1	1,001
0.875%	04/30/17		10,562	10,530,641
1.000%	08/31/19		521	492,711
1.000%	03/31/17	(k)	22,242	22,290,666
1.125%	03/31/20		10,700	10,026,232
1.375%	06/30/18-09/30/18		56,460	55,960,196
4.250%	08/15/15	(k)	962	1,023,440

TOTAL U.S. TREASURY OBLIGATIONS (cost $159,545,415)				156,381,269

TOTAL LONG-TERM INVESTMENTS (cost $1,489,717,707)				1,586,288,368

Shares
SHORT-TERM INVESTMENTS — 35.2%
AFFILIATED MONEY MARKET MUTUAL FUND — 35.2%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $776,727,051; includes $91,035,915 of cash collateral received for securities on loan)(b)(w)(Note 4)	776,727,051	776,727,051

	Counterparty	Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
Interest Rate Swap Options,
Receive a fixed rate of 3.85% and pay a floating rate based on 3-month LIBOR, expiring 10/02/14	Deutsche Bank		5	35,366

Put Options
2 Year Midcurve Options,
expiring 01/10/14, Strike Price $98.75			85	16,575
Currency Option EUR vs USD,
expiring 01/24/14, @ FX Rate 1.32	Deutsche Bank	EUR	3	167
expiring 01/24/14, @ FX Rate 1.35	Deutsche Bank	EUR	3	1,092

	Counterparty	Notional Amount (000)#		Value (Note 2)
OPTIONS PURCHASED* (Continued)
Put Options (continued)
Interest Rate Swap Options,
Pay a fixed rate of 3.85% and receive a floating rate based on 3-month LIBOR, expiring 10/02/14	Deutsche Bank		5	$34,809

				52,643

TOTAL OPTIONS PURCHASED (cost $75,764)				88,009

TOTAL SHORT-TERM INVESTMENTS (cost $776,802,815)				776,815,060

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 107.0% (cost $2,266,520,522)				2,363,103,428

Interest Rate	Maturity Date	Principal Amount (000)#
SECURITIES SOLD SHORT — (0.7)%
U.S. GOVERNMENT AGENCY OBLIGATIONS
Federal National Mortgage Assoc.
3.000%	TBA		7,100	(6,740,008)
3.500%	TBA		3,200	(3,178,750)
5.000%	TBA		4,050	(4,398,363)
Government National Mortgage Assoc.
4.500%	TBA		1,800	(1,924,453)

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (proceeds received $16,280,548)				(16,241,574)

	Counterparty	Notional Amount (000)#
OPTIONS WRITTEN*
Call Options
Currency Option EUR vs USD,
expiring 01/24/14, @ FX Rate 1.41	Deutsche Bank	EUR	3	(748)
Currency Option USD vs JPY,
expiring 03/18/14, @ FX Rate 105.25	Deutsche Bank		2	(3,851)

				(4,599)

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

	Counterparty	Notional Amount (000)#		Value (Note 2)
OPTIONS WRITTEN* (Continued)
Put Options
2 Year Midcurve Options,
expiring 01/10/14, Strike Price $98.50			85	$(3,825)
Currency Option EUR vs USD,
expiring 01/24/14, @ FX Rate 1.35	Deutsche Bank	EUR	3	(1,092)

				(4,917)

TOTAL OPTIONS WRITTEN (premiums received $14,613)				(9,516)

TOTAL SECURITIES SOLD SHORT (proceeds received $16,295,161)				(16,251,090)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 106.3% (cost $2,250,225,361)				2,346,852,338
Liabilities in excess of other assets(x) — (6.3)%				(139,115,735)

NET ASSETS — 100.0%				$2,207,736,603

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
bps	Basis Points
CDX	Credit Derivative Index
CLO	Collateralized Loan Obligation
CPI	Consumer Price Index
CPTFEMU	Eurostat Eurozone HICP ex-Tobacco NSA
CVT	Convertible Security
DAX	German Stock Index
Euribor	Euro Interbank Offered Rate
FTSE	Financial Times and the London Stock Exchange Index
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
NASDAQ	National Association of Securities Dealers Automated Quotations

PIK	Payment-in-Kind
REMIC	Real Estate Mortgage Investment Conduit
RMS G	MSCI US REIT Index
SLC	Student Loan Corporation
SPDR	Standard & Poor’s Depositary Receipts
SPGCENP	S&P GSCI Energy Official Close Index
STOXX	Stock Index of Eurozone
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
USD	United States Dollar

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $88,924,676; cash collateral of $91,035,915 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2013.

(i)	Represents issuer in default on interest payments. Non-income producing security.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(s)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)(1)
Long Positions:
28	90 Day Euro Dollar	Sep. 2017	$6,806,096	$6,778,800	$(27,296)
15	90 Day Euro Euribor.	Dec. 2014	5,128,456	5,139,806	11,350
291	2 Year U.S. Treasury Notes	Mar. 2014	64,092,240	63,965,438	(126,802)
15	5 Year U.S. Treasury Notes	Mar. 2014	1,796,791	1,789,688	(7,103)
480	10 Year U.S. Treasury Notes	Mar. 2014	60,045,566	59,062,500	(983,066)
27	20 Year U.S. Treasury Bonds	Mar. 2014	3,490,781	3,464,438	(26,343)
154	30 Year U.S. Ultra Treasury Bonds	Mar. 2014	21,411,788	20,982,500	(429,288)
319	DAX Index.	Mar. 2014	99,218,479	105,384,320	6,165,841
840	Euro STOXX 50	Mar. 2014	33,754,849	35,915,807	2,160,958
410	FTSE 100 Index.	Mar. 2014	43,398,026	45,472,196	2,074,170
225	JPY/USD Japanese Yen Currency	Mar. 2014	27,396,563	26,727,188	(669,375)

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Financial futures contracts open at December 31, 2013 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)(1)
Long Positions (continued)
1,035	NASDAQ 100 E-Mini Index	Mar. 2014	$71,521,605	$74,183,625	$2,662,020
338	Nikkei 225 Index	Mar. 2014	49,806,134	52,283,924	2,477,790
991	S&P 500 E-Mini	Mar. 2014	87,643,883	91,226,505	3,582,622

					16,865,478

Short Positions:
18	90 Day Euro Dollar	Dec. 2014	4,476,375	4,480,650	(4,275)
28	90 Day Euro Dollar	Sep. 2015	6,944,558	6,939,100	5,458
225	5 Year U.S. Treasury Notes	Mar. 2014	27,204,672	26,845,313	359,359
2	10 Year Canadian Government Bonds	Mar. 2014	241,789	238,626	3,163
10	20 Year U.S. Treasury Bonds	Mar. 2014	1,297,923	1,283,125	14,798
9	30 Year U.S. Ultra Treasury Bonds	Mar. 2014	1,248,319	1,226,250	22,069
50	S&P 500 E-Mini	Mar. 2014	4,492,125	4,602,750	(110,625)

					289,947

					$17,155,425

Commodity futures contracts open at December 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation
Long Position:
300	Soybean No. 2	Mar. 2014	$30,819,375	$31,046,250	$226,875

(1)	Cash of $27,561,000 and U.S. Treasury Securities with a market value of $1,424,966 has been segregated to cover requirement for open futures contracts as of December 31, 2013.

Forward foreign currency exchange contracts outstanding at December 31, 2013:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
British Pound,
Expiring 01/23/14	Citigroup Global Markets	GBP	60	$98,256	$99,342	$1,086
Euro,
Expiring 01/22/14	Deutsche Bank	EUR	730	1,005,735	1,004,250	(1,485)
Expiring 01/22/14	Deutsche Bank	EUR	720	991,060	990,493	(567)
Expiring 01/23/14	Deutsche Bank	EUR	85	114,887	116,933	2,046
Japanese Yen,
Expiring 01/23/14	Deutsche Bank	JPY	21,080	200,971	200,193	(778)
New Zealand Dollar,
Expiring 01/23/14	Deutsche Bank	NZD	200	164,289	164,197	(92)
Norwegian Krone,
Expiring 01/15/14	Credit Suisse First Boston Corp.	NOK	143	23,242	23,563	321

				$2,598,440	$2,598,971	$531

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 01/23/14	BNP Paribas	AUD	111	$100,327	$98,957	$1,370
British Pound,
Expiring 01/23/14	Barclays Capital Group	GBP	7,142	11,527,082	11,824,975	(297,893)
Expiring 01/23/14	Citigroup Global Markets	GBP	350	561,636	579,494	(17,858)
Expiring 01/23/14	Deutsche Bank	GBP	205	327,745	339,417	(11,672)
Canadian Dollar,
Expiring 01/23/14	Barclays Capital Group	CAD	67	64,693	63,037	1,656

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Euro,
Expiring 01/22/14	Barclays Capital Group	EUR	13,626	$18,400,198	$18,745,073	$(344,875)
Expiring 01/22/14	Barclays Capital Group	EUR	3,367	4,546,709	4,631,929	(85,220)
Expiring 01/22/14	BNP Paribas	EUR	196	265,007	269,634	(4,627)
Expiring 01/22/14	BNP Paribas	EUR	127	174,705	174,711	(6)
Expiring 01/22/14	Citigroup Global Markets	EUR	257	351,390	353,551	(2,161)
Expiring 01/22/14	Citigroup Global Markets	EUR	240	325,009	330,164	(5,155)
Expiring 01/22/14	Deutsche Bank	EUR	240	326,159	330,164	(4,005)
Expiring 01/22/14	Hong Kong & Shanghai Bank	EUR	725	982,316	997,371	(15,055)
Expiring 01/22/14	Royal Bank of Canada	EUR	410	557,878	564,031	(6,153)
Expiring 02/14/14	Deutsche Bank	EUR	730	1,005,702	1,004,240	1,462
Japanese Yen,
Expiring 01/23/14	UBS AG	JPY	22,066	214,428	209,557	4,871
Expiring 02/14/14	Deutsche Bank	JPY	21,080	200,989	200,214	775
New Zealand Dollar, Expiring 01/23/14	Deutsche Bank	NZD	214	175,373	175,691	(318)
Norwegian Krone, Expiring 01/15/14	UBS AG	NOK	250	40,546	41,194	(648)

				$40,147,892	$40,933,404	$(785,512)

Cross currency exchange contracts outstanding at December 31, 2013:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation (Depreciation)	Counterparty
01/23/14	Buy	AUD	117	GBP	65	$(3,163)	Deutsche Bank
01/15/14	Buy	CHF	61	EUR	50	(21)	Deutsche Bank
01/15/14	Buy	EUR	381	CHF	468	(1,623)	Credit Suisse First Boston Corp.
01/15/14	Buy	NOK	955	AUD	170	5,661	Credit Suisse First Boston Corp.
01/15/14	Buy	NOK	1,221	AUD	220	5,008	UBS Securities

						$5,862

Interest rate swap agreements outstanding at December 31, 2013:

Notional Amount# (000)		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
EUR	485	11/19/15	0.000%	CPTFEMU(2)	$840	$953	$(113)	Deutsche Bank AG
	1,600	05/10/14	2.000%	CPI Urban Consumers(2)	6	848	(842)	Deutsche Bank AG
	535	05/10/14	2.000%	CPI Urban Consumers(2)	2	284	(282)	Deutsche Bank AG
	265	05/13/14	2.000%	CPI Urban Consumers(2)	1	144	(143)	Deutsche Bank AG
	4,100	08/08/15	0.484%	3 month LIBOR(2)	(12,517)	—	(12,517)	Barclays Bank PLC
	200	08/01/18	1.543%	3 month LIBOR(2)	(1,039)	—	(1,039)	Barclays Bank PLC
	4,700	06/11/19	1.406%	3 month LIBOR(1)	132,616	—	132,616	Credit Suisse First Boston
	4,500	01/22/20	1.378%	3 month LIBOR(2)	183,621	—	183,621	Deutsche Bank AG
	8,800	02/11/20	1.462%	3 month LIBOR(1)	331,150	—	331,150	Credit Suisse First Boston
	2,000	02/15/20	1.540%	3 month LIBOR(1)	66,815	—	66,815	Credit Suisse First Boston
	5,400	04/15/20	1.392%	3 month LIBOR(1)	266,093	—	266,093	Deutsche Bank AG
	16,300	04/22/20	1.317%	3 month LIBOR(1)	891,290	—	891,290	Deutsche Bank AG

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest rate swap agreements outstanding at December 31, 2013 (continued):

Notional Amount# (000)	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
4,000	07/18/20	2.166%	3 month LIBOR(2)	$7,965	$—	$7,965	Barclays Bank PLC

				$1,866,843	$2,229	$1,864,614

Notional Amount# (000)	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements:
8,000	05/31/20	1.739%	3 month LIBOR(1)	$—	$266,933	$266,933
10,500	06/04/20	1.805%	6 month LIBOR(2)	—	312,771	312,771
17,200	07/30/20	2.169%	3 month LIBOR(2)	—	50,546	50,546
1,100	08/09/20	2.215%	3 month LIBOR(2)	—	1,236	1,236
3,950	08/31/20	2.265%	3 month LIBOR(2)	—	(26,581)	(26,581)
2,300	09/16/20	2.472%	3 month LIBOR(2)	—	(28,272)	(28,272)
1,450	08/15/39	3.657%	3 month LIBOR(2)	—	58,634	58,634
300	11/22/43	3.689%	3 month LIBOR(1)	—	12,341	12,341
200	11/26/43	3.742%	3 month LIBOR(1)	—	6,341	6,341

				$—	$653,949	$653,949

(1)	Portfolio pays the fixed rate and receives the floating rate.
(2)	Portfolio pays the floating rate and receives the fixed rate.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at December 31, 2013:

Reference Entity/Obligation	Termination Date	Notional Amount# (000)(2)	Fixed Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps – Buy Protection(1):
Caesars Entertainment, Inc.	12/20/15	1,530	5.000%	$(406,934)	$(283,893)	$(123,041)	UBS AG
Caesars Entertainment, Inc.	09/20/16	2,200	5.000%	(823,285)	(461,226)	(362,059)	Deutsche Bank AG
Caesars Entertainment, Inc.	06/20/17	1,059	5.000%	(482,115)	(285,404)	(196,711)	Deutsche Bank AG
CCO Holdings LLC	09/20/17	300	8.000%	68,027	—	68,027	Deutsche Bank AG
Redhill Education Ltd.	09/20/15	59	5.000%	(7,644)	(7,731)	87	Deutsche Bank AG
Redhill Education Ltd.	09/20/15	59	5.000%	(7,644)	(7,741)	97	Deutsche Bank AG
Redhill Education Ltd.	09/20/15	59	5.000%	(7,644)	(6,342)	(1,302)	Deutsche Bank AG
Redhill Education Ltd.	09/20/18	59	5.000%	18,990	15,340	3,650	Deutsche Bank AG
Redhill Education Ltd.	09/20/18	59	5.000%	18,990	17,191	1,799	Deutsche Bank AG
Redhill Education Ltd.	09/20/18	59	5.000%	18,990	16,928	2,062	Deutsche Bank AG
Smithfield Foods	06/20/18	187	5.000%	23,643	21,177	2,466	Credit Suisse First Boston

				$(1,586,626)	$(981,701)	$(604,925)

Reference Entity/Obligation	Termination Date	Notional Amount# (000)(2)	Fixed Rate	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation
Exchange-traded credit default swaps – Buy Protection(1):
CDX.NA.IG.21-V1	12/20/18	17,000	1.000%	$304,101	$309,825	$5,724

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Total return swap agreements outstanding at December 31, 2013:

Counterparty	Termination Date	Notional Amount# (000)	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse First Boston	09/10/14	97	Pay fixed payments on the SPGCENP Index and receive variable payments based on the 1 Month LIBOR	$273,451	$—	$273,451
Deutsche Bank	05/15/14	36	Pay fixed payments on the RMS G Index and receive variable payments based on the 1 Month LIBOR +27bps	766,874	—	766,874
Deutsche Bank	06/15/14	74	Pay fixed payments on the RMS G Index and receive variable payments based on the 1 Month LIBOR +27bps	1,565,862	—	1,565,862
Deutsche Bank	06/15/14	187	Pay fixed payments on the S&P GSCI Index and receive variable payments based on the 1 Month LIBOR +20bps	(2,197)	—	(2,197)

				$2,603,990	$—	$2,603,990

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$357,275,280	$114,265,756	$305,165
Exchange Traded Funds	139,712,472	—	—
Preferred Stocks	7,974,784	—	—
Warrants	—	2,086,103	—
Asset-Backed Securities
Collateralized Loan Obligations	—	1,911,080	—
Non-Residential Mortgage-Backed Securities	—	52,592,935	—
Residential Mortgage-Backed Securities	—	19,016,717	—
Bank Loans	—	33,779,594	632,807
Commercial Mortgage-Backed Securities	—	34,826,887	540,641
Convertible Bonds	—	5,104,880	—
Corporate Bonds	—	429,632,717	4,333,153
Foreign Government Bonds	—	8,277,509	—
Municipal Bonds	—	3,826,814	—
Residential Mortgage-Backed Securities	—	4,175,048	—
U.S. Government Agency Obligations	—	209,636,757	—
U.S. Treasury Obligations	—	156,381,269	—
Affiliated Money Market Mutual Fund	776,727,051	—	—
Options Purchased	16,575	71,434	—
Short Sales – U.S. Government Agency Obligations	—	(16,241,574)	—
Options Written	(3,825)	(5,691)	—
Other Financial Instruments*
Futures	17,382,300	—	—
Foreign Forward Currency Contracts	—	(779,119)	—
Interest Rate Swaps	653,949	1,864,614	—
Credit Default Swaps	5,724	(672,952)	68,027
Total Return Swaps	—	2,603,990	—

Total	$1,299,744,310	$1,062,354,768	$5,879,793

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of

December 31, 2013 were as follows:

Affiliated Money Market Mutual Fund (4.1% represents investments purchased with collateral from securities on	35.2%
U.S. Government Agency Obligations	9.5
U.S. Treasury Obligations	7.1
Exchange Traded Funds	6.3
Oil, Gas & Consumable Fuels	3.2
Diversified Financial Services	3.2
Media	3.0
Commercial Banks	2.4
Non-Residential Mortgage-Backed Securities	2.4
Pharmaceuticals	2.3
Telecommunications	1.7
Commercial Mortgage-Backed Securities	1.6
Insurance	1.1
Residential Mortgage-Backed Securities	1.0
Chemicals	1.0
Commercial Services & Supplies	1.0
Health Care Providers & Services	1.0
Tobacco	0.9
Capital Markets	0.9
Electric	0.9
Software	0.8
Beverages	0.8
Textiles, Apparel & Luxury Goods	0.8
Retail & Merchandising	0.8
Internet Software & Services	0.7
Aerospace & Defense	0.7
Industrial Conglomerates	0.7
Hotels, Restaurants & Leisure	0.7
Metals & Mining	0.7
Computer Services & Software	0.6
Biotechnology	0.6
IT Services	0.6
Pipelines	0.6
Computers & Peripherals	0.6
Specialty Retail	0.6
Machinery	0.5
Consumer Finance	0.5
Airlines	0.5
Wireless Telecommunication Services	0.5
Auto Components	0.4
Food & Staples Retailing	0.4
Communications Equipment	0.4
Electrical Equipment	0.4
Foreign Government Bonds	0.4
Diversified Telecommunication Services	0.4
Semiconductors & Semiconductor Equipment	0.4
Household Durables	0.3
Home Builders	0.3
Containers & Packaging	0.3
Energy Equipment & Services	0.3
Entertainment & Leisure	0.3
Foods	0.3
Automobiles	0.3
Paper & Forest Products	0.3
Healthcare Products	0.3
Distribution/Wholesale	0.2
Food Products	0.2
Road & Rail	0.2
Auto Parts & Equipment	0.2

Real Estate	0.2%
Consumer Products & Services	0.2
Health Care Equipment & Supplies	0.2
Agriculture	0.2
Municipal Bonds	0.2
Manufacturing	0.1
Electronic Components & Equipment	0.1
Real Estate Investment Trusts	0.1
Building Materials	0.1
Life Sciences Tools & Services	0.1
Transportation	0.1
Electronic Equipment, Instruments & Components	0.1
Multiline Retail	0.1
Collateralized Loan Obligations	0.1
Holding Companies—Diversified	0.1
Transportation Infrastructure	0.1
Storage	0.1
Apparel	0.1
Environmental Control	0.1
Personal Products	0.1
Machinery & Equipment	0.1
Medical Supplies & Equipment	0.1
U.S. Government Agency Obligations	(0.7)

106.3
Liabilities in excess of other assets	(6.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk, interest rate risk, equity risk and commodity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker-variation margin	$1,124,999	*	Due from broker-variation margin	$1,659,026	*
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	1,879,550		Unrealized depreciation on over-the-counter swap agreements	14,936
Interest rate contracts	Premiums paid for swap agreements	2,229		—	—
Interest rate contracts	Unaffiliated investments	86,750		Written options outstanding, at value	3,825
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	24,256		Unrealized depreciation on foreign currency forward contracts	803,375
Foreign exchange contracts	Unaffiliated investments	1,259		Written options outstanding, at value	5,691
Foreign exchange contracts	—	—		Due from broker-variation margin	669,375	*
Credit contracts	Unrealized appreciation on over-the-counter swap agreements	78,188		Unrealized depreciation on over-the-counter swap agreements	683,113
Credit contracts	Premiums paid for swap agreements	70,636		Premiums received for swap agreements	1,052,337
Credit contracts	Due from broker-variation margin	5,724	*	—	—
Equity contracts	Due from broker-variation margin	19,123,401	*	Due from broker-variation margin	110,625	*
Equity contracts	Unaffiliated investments	2,086,103		—	—
Equity contracts	Unrealized appreciation on over-the-counter swap agreements	2,606,187		Unrealized depreciation on over-the-counter swap agreements	2,197
Commodity contracts	Due from broker-variation margin	226,875	*	—	—

Total		$27,316,157			$5,004,500

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-trade swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(1)	Purchased Options(1)	Futures	Written Options	Swaps	Forward Currency Contracts(2)	Total
Interest rate contracts	$—	$(16,578)	$292,387	$51,522	$(2,852,129)	$—	$(2,524,798)
Foreign exchange contracts	—	(21,730)	582,138	28,102	—	(645,031)	(56,521)
Credit contracts	—	—	—	—	1,327,945	—	1,327,945
Equity contracts	(69,411)	—	48,314,667	—	(585,771)	—	47,659,485

Total	$(69,411)	$(38,308)	$49,189,192	$79,624	$(2,109,955)	$(645,031)	$46,406,111

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(3)	Purchased Options(3)	Futures	Written Options	Swaps	Forward Currency Contracts(4)	Total
Interest rate contracts	$—	$19,010	$(1,066,564)	$(1,333)	$2,620,884	$—	$1,571,997
Foreign exchange contracts	—	(3,947)	(669,375)	6,430	—	(645,441)	(1,312,333)
Credit contracts	—	—	—	—	(964,191)	—	(964,191)
Equity contracts	(141,445)	—	17,585,510	—	1,124,717	—	18,568,782

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income (continued)
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(3)	Purchased Options(3)	Futures	Written Options	Swaps	Forward Currency Contracts(4)	Total
Commodity contracts	$—	$—	$226,875	$—	$—	$—	$226,875

Total	$(141,445)	$15,063	$16,076,446	$5,097	$2,781,410	$(645,441)	$18,091,130

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations. For the year ended December 31, 2013, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options(1)	Written Options(2)	Futures Contracts - Long Positions(3)	Futures Contracts - Short Positions(3)	Forward Foreign Currency Exchange Purchase Contracts(4)	Forward Foreign Currency Exchange Sale Contracts(5)	Interest Rate Swap Agreements(6)	Credit Default Swap Agreements - Buy Protection(6)	Credit Default Swap Agreements - Sell Protection(6)	Total Return Swap Agreements(6)
$31,529	$25,003	$485,374,615	$96,959,186	$1,909,038	$28,276,719	$65,179,443	$67,509,260	$7,065,474	$102,636,334

(1)	Cost.

(2)	Premium Received.

(3)	Value at Trade Date.

(4)	Value at Settlement Date Payable.

(5)	Value at Settlement Date Receivable. (6) Notional Amount.

The Portfolio invested in financial instruments and derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below:

Offsetting of financial instrument and derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$88,924,676	$—	$—	$88,924,676
Exchange-traded and cleared derivatives	723,720	—	—	723,720
Over-the-counter derivatives*	4,676,190	(75,764)	—	4,600,426

				94,248,822

Liabilities:
Over-the-counter derivatives*	(1,513,137)	9,516	—	(1,503,621)

Collateral Amount Pledged/(Received):
Securities on loan				(88,924,676)
Over-the-counter derivatives				(3,312,672)

Net Amount				$507,853

*	Over-the-counter derivatives may consist of forward foreign currency exchange contracts, options contracts and swap agreements. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation) by counterparty, see the Schedule of Investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $88,924,676:
Unaffiliated investments (cost $1,489,793,471)	$1,586,376,377
Affiliated investments (cost $776,727,051)	776,727,051
Cash	688
Foreign currency, at value (cost $69,967,470)	70,547,762
Deposit with broker	28,800,361
Receivable for investments sold	222,512,853
Dividends and interest receivable	8,479,080
Unrealized appreciation on over-the-counter swap agreements	4,563,925
Due from broker-variation margin	723,720
Tax reclaim receivable	476,036
Receivable for fund share sold	406,317
Premiums paid for swap agreements	72,865
Unrealized appreciation on foreign currency forward contracts	24,256
Prepaid expenses	17,337

Total Assets	2,699,728,628

LIABILITIES:
Payable for investments purchased	306,313,006
Payable to broker for collateral for securities on loan	91,035,915
Due to broker	74,587,934
Securities sold short, at value (proceeds received $16,280,548)	16,241,574
Premiums received for swap agreements	1,052,337
Advisory fees payable	950,632
Unrealized depreciation on foreign currency forward contracts	803,375
Unrealized depreciation on over-the-counter swap agreements	700,246
Accrued expenses and other liabilities	207,822
Interest payable on investments sold short	47,404
Distribution fee payable	30,292
Payable for fund share repurchased	11,195
Written options outstanding, at value (premiums received $14,613)	9,516
Affiliated transfer agent fee payable	417
Deferred trustees’ fees	360

Total Liabilities	491,992,025

NET ASSETS	$2,207,736,603

Net assets were comprised of:
Paid-in capital	$1,920,829,367
Retained earnings	286,907,236

Net assets, December 31, 2013	$2,207,736,603

Net asset value and redemption price per share, $2,207,736,603 / 192,881,375 outstanding shares of beneficial interest	$11.45

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Interest income	$30,214,768
Unaffiliated dividend income (net of $337,106 foreign withholding tax)	10,907,234
Affiliated dividend income	948,886
Affiliated income from securities lending, net	281,418

42,352,306

EXPENSES
Advisory fees	19,728,383
Distribution fee (Note 4)	1,752,408
Custodian and accounting fees	542,000
Shareholder servicing fees and expenses (Note 4)	277,362
Audit fee	52,000
Trustees’ fees	28,000
Insurance expenses	22,000
Legal fees and expenses	14,000
Shareholders’ reports	8,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	8,000
Commitment fee on syndicated credit agreement	5,000
Loan interest expense (Note 7)	137
Miscellaneous	16,929

Total expenses	22,454,219
Less: shareholder servicing fee waiver	(83,068)

Net expenses	22,371,151

NET INVESTMENT INCOME	19,981,155

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	74,923,403
Futures transactions	49,189,192
Options written transactions	79,624
Short sales transactions	189,522
Swap agreements transactions	(2,109,955)
Foreign currency transactions	1,413,743

123,685,529

Net change in unrealized appreciation (depreciation) on:
Investments	46,641,211
Futures	16,076,446
Options written	5,097
Short sales	54,589
Swap agreements	2,781,410
Foreign currencies	(662,963)

64,895,790

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	188,581,319

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$208,562,474

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$19,981,155	$18,503,706
Net realized gain on investment and foreign currency transactions	123,685,529	74,327,215
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	64,895,790	62,027,498

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	208,562,474	154,858,419

DISTRIBUTIONS	—	(6,970,349)

FUND SHARE TRANSACTIONS:
Fund share sold [28,814,280 and 60,156,601 shares, respectively]	309,509,684	593,484,804
Fund share issued in reinvestment of distributions [0 and 733,721 shares, respectively]	—	6,970,349
Fund share repurchased [7,683,730 and 6,551,575 shares, respectively]	(83,174,400)	(63,873,816)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	226,335,284	536,581,337

TOTAL INCREASE IN NET ASSETS	434,897,758	684,469,407
NET ASSETS:
Beginning of year	1,772,838,845	1,088,369,438

End of year	$2,207,736,603	$1,772,838,845

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST DEFENSIVE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

	Shares	Value (Note 2)
LONG-TERM INVESTMENTS — 99.5%
AFFILIATED MUTUAL FUNDS
AST AQR Emerging Markets Equity Portfolio*	5,220	$53,450
AST AQR Large-Cap Portfolio*	256,036	3,013,538
AST ClearBridge Dividend Growth Portfolio*	127,367	1,506,751
AST Federated Aggressive Growth Portfolio*	19,822	268,786
AST Goldman Sachs Large-Cap Value Portfolio*	32,107	755,475
AST Goldman Sachs Mid-Cap Growth Portfolio*	3,154	21,887
AST Herndon Large Cap Value Portfolio*	44,198	567,060
AST High Yield Portfolio*	553,112	4,541,047
AST International Growth Portfolio*	143,883	2,031,632
AST International Value Portfolio*	110,784	2,032,889
AST Jennison Large-Cap Growth Portfolio*	37,012	708,775
AST Jennison Large-Cap Value Portfolio*	34,347	568,779
AST Large-Cap Value Portfolio*	28,511	566,225
AST Loomis Sayles Large-Cap Growth Portfolio*	36,426	1,062,896
AST Lord Abbett Core Fixed-Income Portfolio*	670,209	7,553,260
AST MFS Growth Portfolio*	69,589	1,062,620
AST MFS Large-Cap Value Portfolio*	41,014	565,999
AST Mid-Cap Value Portfolio*	3,285	58,370
AST Money Market Portfolio*	2,987,437	2,987,437
AST Neuberger Berman Core Bond Portfolio*	458,736	4,720,392
AST Neuberger Berman Mid-Cap Growth Portfolio*	2,708	87,666
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*	2,424	58,354
AST Parametric Emerging Markets Equity Portfolio*	9,537	85,546
AST PIMCO Limited Maturity Bond Portfolio*	282,384	2,922,679
AST PIMCO Total Return Bond Portfolio*	2,151,216	26,438,448

	Shares	Value (Note 2)
AFFILIATED MUTUAL FUNDS (Continued)
AST Prudential Core Bond Portfolio*	3,036,875	$32,069,404
AST QMA Emerging Markets Equity Portfolio*	7,676	74,761
AST QMA Large-Cap Portfolio*	255,387	3,016,125
AST Small-Cap Growth Portfolio*	13,145	402,617
AST Small-Cap Value Portfolio*	36,066	739,348
AST T. Rowe Price Equity Income Portfolio*	61,181	753,746
AST T. Rowe Price Large-Cap Growth Portfolio*	34,409	709,168
AST T. Rowe Price Natural Resources Portfolio*	1,385	31,472
AST Western Asset Core Plus Bond Portfolio*	2,235,092	23,602,571
AST Western Asset Emerging Markets Debt Portfolio*	314,967	3,023,687

TOTAL LONG-TERM INVESTMENTS (cost $126,396,388)(w)		128,662,860

SHORT-TERM INVESTMENT — 0.5%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund
(cost $622,222)(w)(Note 4)	622,222	622,222

TOTAL INVESTMENTS — 100.0% (cost $127,018,610)		129,285,082
Liabilities in excess of other assets — 0.0%		(14,605)

NET ASSETS — 100.0%		$129,270,477

*	Non-income producing security.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$129,285,082	$—	$—

Total	$129,285,082	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST DEFENSIVE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The investment allocation of Portfolio holdings and liabilities in excess of the other assets shown as a percentage of net assets as of December 31, 2013 were as follows (unaudited):

Investment Type
Core Bonds	75.2%
Large/Mid-Cap Growth	8.1
High Yield	3.5
Money Market	2.8
Emerging Markets	2.5

Large/Mid-Cap Value	2.4%
International Growth	1.6
International Value	1.6
Large/Mid-Cap Blend	1.2
Small-Cap Value	0.6
Small-Cap Growth	0.5

100.0
Liabilities in excess of other assets	— *

100.0%

*	Less than 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST DEFENSIVE ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value:
Affiliated investments (cost $127,018,610)	$129,285,082
Receivable for fund share sold	708,433
Receivable for investments sold	417,593
Dividends receivable	66
Prepaid expenses	435

Total Assets	130,411,609

LIABILITIES:
Payable for investments purchased	1,094,687
Accrued expenses and other liabilities	39,857
Advisory fees payable	6,171
Affiliated transfer agent fee payable	417

Total Liabilities	1,141,132

NET ASSETS	$129,270,477

Net assets were comprised of:
Paid-in capital	$126,968,254
Retained earnings	2,302,223

Net assets, December 31, 2013	$129,270,477

Net asset value and redemption price per share, $129,270,477 / 13,185,199 outstanding shares of beneficial interest	$9.80

STATEMENT OF OPERATIONS

For the Period April 29, 2013* through

December 31, 2013

INCOME
Affiliated dividend income	$337

EXPENSES
Advisory fees	71,618
Custodian and accounting fees	27,000
Audit fee	26,000
Legal fees and expenses	18,000
Shareholders’ reports	10,000
Trustees’ fees	9,000
Transfer agent’s fees and expenses (including affiliated expense of $1,900) (Note 4)	7,000
Commitment fee on syndicated credit agreement	4,000
Loan interest expense (Note 7)	328
Miscellaneous	3,658

Total expenses	176,604

NET INVESTMENT LOSS	(176,267)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions (including affiliated $212,018)	212,018
Net change in unrealized appreciation (depreciation) on investments (including affiliated $2,266,472)	2,266,472

NET GAIN ON INVESTMENTS	2,478,490

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,302,223

STATEMENT OF CHANGES IN NET ASSETS

April 29, 2013* through December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(176,267)
Net realized gain on investment transactions	212,018
Net change in unrealized appreciation (depreciation) on investments	2,266,472

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	2,302,223

FUND SHARE TRANSACTIONS:
Fund share sold [15,798,530 shares]	152,314,405
Fund share repurchased [2,613,331 shares]	(25,346,151)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	126,968,254

TOTAL INCREASE IN NET ASSETS	129,270,477
NET ASSETS:
Beginning of period	—

End of period	$129,270,477

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST FIRST TRUST BALANCED TARGET PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 95.2%
COMMON STOCKS — 63.7%	Shares	Value (Note 2)

Aerospace & Defense — 1.3%
BAE Systems PLC (United Kingdom)	7,664,398	$55,297,334
Cubic Corp.	81,073	4,269,304
Taser International, Inc.*(a)	276,064	4,383,896

		63,950,534

Air Freight & Logistics — 0.1%
C.H. Robinson Worldwide, Inc.	118,542	6,915,740

Airlines — 0.6%
Alaska Air Group, Inc.	131,792	9,669,579
Delta Air Lines, Inc.	475,079	13,050,420
JetBlue Airways Corp.*(a)	548,492	4,689,607

		27,409,606

Auto Components — 0.5%
Dorman Products, Inc.*(a)	292,173	16,382,140
Lear Corp.	125,544	10,165,298

		26,547,438

Automobiles — 0.7%
Honda Motor Co. Ltd. (Japan), ADR	441,533	18,257,390
Thor Industries, Inc.	89,769	4,957,942
Winnebago Industries, Inc.*	379,380	10,413,981

		33,629,313

Building Products — 0.4%
Apogee Enterprises, Inc.(a)	397,991	14,291,857
Trex Co., Inc.*	89,524	7,119,844

		21,411,701

Capital Markets — 0.7%
Man Group PLC (United Kingdom)	26,051,511	36,802,656

Chemicals — 0.5%
American Vanguard Corp.	140,467	3,411,943
Stepan Co.	114,025	7,483,461
Tredegar Corp.	461,035	13,282,418

		24,177,822

Commercial Banks — 7.6%
Banco Santander SA (Spain), ADR(a)	2,140,855	19,417,555
Bank of China Ltd. (China) (Class H Stock)	88,883,000	41,030,503
BB&T Corp.	669,236	24,975,887
China Construction Bank Corp. (China) (Class H Stock)	51,057,000	38,655,857
First Niagara Financial Group, Inc.	2,520,213	26,764,662
FirstMerit Corp.	1,324,958	29,453,816
FNB Corp.(a)	1,782,482	22,494,923
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	58,433,000	39,624,036
Mitsubishi UFJ Financial Group, Inc. (Japan), ADR	2,931,620	19,583,222
Mizuho Financial Group, Inc. (Japan), ADR(a)	3,706,262	16,159,302
Shinhan Financial Group Co. Ltd. (South Korea), ADR	419,128	19,154,150
Sumitomo Mitsui Financial Group, Inc. (Japan), ADR(a)	2,056,953	21,577,437
Trustmark Corp.	882,730	23,692,473
United Bankshares, Inc.(a)	784,952	24,686,740
ViewPoint Financial Group, Inc.	215,247	5,908,530

COMMON STOCKS (continued)	Shares	Value (Note 2)

Commercial Banks (continued)
Western Alliance Bancorp*	462,170	$11,027,376

		384,206,469

Commercial Services & Supplies — 0.5%
Healthcare Services Group, Inc.(a)	142,844	4,052,484
Interface, Inc.(a)	350,596	7,699,088
Quad/Graphics, Inc.	176,652	4,810,234
UniFirst Corp.	40,633	4,347,731
United Stationers, Inc.	92,945	4,265,246

		25,174,783

Communications Equipment
InterDigital, Inc.	74,679	2,202,284

Computers & Peripherals — 0.2%
Western Digital Corp.	144,211	12,099,303

Construction Materials — 1.1%
Eagle Materials, Inc.	682,735	52,864,171

Consumer Finance — 0.1%
Cash America International, Inc.(a)	67,175	2,572,803
EZCORP, Inc. (Class A Stock)*	162,810	1,903,249

		4,476,052

Diversified Consumer Services — 0.2%
Carriage Services, Inc.	346,277	6,762,790
DeVry Education Group, Inc.(a)	112,953	4,009,831

		10,772,621

Diversified Financial Services — 1.0%
CME Group, Inc.	112,953	8,862,292
ING Groep NV (Netherlands), ADR*(a)	2,026,214	28,387,258
MarketAxess Holdings, Inc.	86,670	5,795,623
PHH Corp.*(a)	309,455	7,535,229

		50,580,402

Diversified Telecommunication Services — 2.4%
8x8, Inc.*	393,310	3,996,030
AT&T, Inc.	1,134,623	39,893,345
China Unicom Hong Kong Ltd. (China), ADR(a)	1,143,395	17,219,529
Nippon Telegraph & Telephone Corp. (Japan), ADR(a)	708,645	19,161,761
Orange SA (France), ADR	1,643,485	20,297,040
Telefonica SA (Spain), ADR	1,263,237	20,641,293

		121,208,998

Electric Utilities — 1.1%
IDACORP, Inc.	72,679	3,767,679
NextEra Energy, Inc.	282,709	24,205,545
Pinnacle West Capital Corp.	368,178	19,483,980
PNM Resources, Inc.	152,141	3,669,641
Portland General Electric Co.	114,594	3,460,739

		54,587,584

Electrical Equipment — 0.4%
AZZ, Inc.(a)	136,176	6,653,559
Generac Holdings, Inc.(a)	199,746	11,313,613

		17,967,172

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Electronic Equipment, Instruments & Components — 0.7%
Badger Meter, Inc.(a)	274,421	$14,955,945
Ingram Micro, Inc. (Class A Stock)*	356,623	8,366,376
SYNNEX Corp.*	89,015	5,999,611
Tech Data Corp.*	63,453	3,274,175
Vishay Intertechnology, Inc.*(a)	254,289	3,371,872

		35,967,979

Energy Equipment & Services — 0.5%
CARBO Ceramics, Inc.(a)	37,176	4,332,119
Geospace Technologies Corp.*(a)	67,635	6,413,827
Helmerich & Payne, Inc.	103,658	8,715,565
Patterson-UTI Energy, Inc.	291,085	7,370,272

		26,831,783

Food & Staples Retailing — 0.5%
CVS Caremark Corp.	132,513	9,483,955
Susser Holdings Corp.*(a)	110,191	7,216,409
Wal-Mart Stores, Inc.	94,605	7,444,467

		24,144,831

Food Products — 0.8%
Boulder Brands, Inc.*(a)	342,709	5,435,365
General Mills, Inc.	146,486	7,311,116
Green Mountain Coffee Roasters, Inc.*(a)	144,921	10,953,129
Hormel Foods Corp.	181,509	8,198,762
Tyson Foods, Inc. (Class A Stock)	300,772	10,063,831

		41,962,203

Gas Utilities — 0.5%
AGL Resources, Inc.	508,707	24,026,232

Health Care Equipment & Supplies — 0.4%
Abaxis, Inc.*(a)	120,582	4,825,692
Cynosure, Inc. (Class A Stock)*(a)	86,048	2,295,761
Stryker Corp.	106,493	8,001,884
SurModics, Inc.*	245,630	5,990,916

		21,114,253

Health Care Providers & Services — 1.6%
AmerisourceBergen Corp.	144,149	10,135,116
AMN Healthcare Services, Inc.*	655,525	9,636,217
Chemed Corp.(a)	43,993	3,370,744
DaVita HealthCare Partners, Inc.*	114,642	7,264,864
Hanger, Inc.*(a)	185,399	7,293,597
Henry Schein, Inc.*	76,637	8,756,544
Humana, Inc.	97,954	10,110,812
LifePoint Hospitals, Inc.*	77,656	4,103,343
Magellan Health Services, Inc.*	66,218	3,967,120
McKesson Corp.	64,197	10,361,396
MWI Veterinary Supply, Inc.*	26,955	4,598,253

		79,598,006

Hotels, Restaurants & Leisure — 2.3%
AFC Enterprises, Inc.*	339,926	13,087,151
Buffalo Wild Wings, Inc.*(a)	43,290	6,372,288
Interval Leisure Group, Inc.(a)	304,010	9,393,909
Krispy Kreme Doughnuts, Inc.*(a)	1,242,094	23,959,993
Ladbrokes PLC (United Kingdom)	12,032,760	35,759,144
Marriott Vacations Worldwide Corp.*	181,510	9,576,468
Papa John’s International, Inc.	276,928	12,572,531

COMMON STOCKS (continued)	Shares	Value (Note 2)

Hotels, Restaurants & Leisure (continued)
Texas Roadhouse, Inc.(a)	175,177	$4,869,921

		115,591,405

Household Durables — 6.2%
D.R. Horton, Inc.(a)	2,020,343	45,094,056
Garmin Ltd.(a)	586,451	27,105,765
Lennar Corp. (Class A Stock)(a)	1,175,161	46,489,369
Meritage Homes Corp.*	189,726	9,104,951
Mohawk Industries, Inc.*	431,096	64,190,194
Tupperware Brands Corp.(a)	582,123	55,028,087
Whirlpool Corp.	412,111	64,643,731

		311,656,153

Industrial Conglomerates — 1.1%
Danaher Corp.	110,700	8,546,040
General Electric Co.	1,740,532	48,787,112

		57,333,152

Insurance — 2.5%
Alleghany Corp.*	18,029	7,210,879
Allstate Corp. (The)	441,653	24,087,755
Amtrust Financial Services, Inc.(a)	111,671	3,650,525
Chubb Corp. (The)	80,306	7,759,969
Cincinnati Financial Corp.(a)	452,058	23,674,277
Hanover Insurance Group, Inc. (The)	79,234	4,731,062
Marsh & McLennan Cos., Inc.	184,573	8,925,950
ProAssurance Corp.	145,324	7,045,308
RSA Insurance Group PLC (United Kingdom)	22,268,096	33,703,782
Stewart Information Services Corp.	99,846	3,222,030

		124,011,537

Internet Software & Services — 0.3%
AOL, Inc.*	178,310	8,312,812
Opentable, Inc.*(a)	60,134	4,772,836

		13,085,648

IT Services — 1.3%
CACI International, Inc. (Class A Stock)*(a)	66,335	4,857,049
Cognizant Technology Solutions Corp. (Class A Stock)*	87,839	8,869,982
Jack Henry & Associates, Inc.	154,534	9,149,958
MAXIMUS, Inc.	970,978	42,713,322

		65,590,311

Leisure Equipment & Products — 0.3%
Nautilus, Inc.*	1,034,141	8,717,809
Smith & Wesson Holding Corp.*(a)	345,311	4,658,245

		13,376,054

Machinery — 1.9%
American Railcar Industries, Inc.(a)	115,183	5,269,622
Flowserve Corp.	863,791	68,092,644
Lindsay Corp.(a)	176,117	14,573,682
Proto Labs, Inc.*(a)	129,805	9,239,520

		97,175,468

Media — 0.3%
Graham Holdings Co. (Class B Stock)*	16,823	11,159,032
Scholastic Corp.	110,846	3,769,872

		14,928,904

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Metals & Mining — 1.4%
Commercial Metals Co.	1,220,776	$24,818,376
POSCO (South Korea), ADR	199,345	15,548,910
Teck Resources Ltd. (Canada) (Class B Stock)	521,489	13,563,929
Vale SA (Brazil), ADR	878,063	13,390,461
Worthington Industries, Inc.	119,608	5,033,105

		72,354,781

Multiline Retail — 0.3%
Dollar Tree, Inc.*	149,359	8,426,835
Family Dollar Stores, Inc.	117,533	7,636,119

		16,062,954

Multi-Utilities — 1.4%
Black Hills Corp.	489,368	25,696,714
NiSource, Inc.	741,726	24,387,951
Public Service Enterprise Group, Inc.	622,532	19,945,925

		70,030,590

Oil, Gas & Consumable Fuels — 4.8%
BP PLC (United Kingdom), ADR	399,865	19,437,438
Canadian Natural Resources Ltd. (Canada)	537,690	18,195,430
Chevron Corp.	58,117	7,259,394
China Petroleum & Chemical Corp. (China) (Class H Stock)	46,989,000	38,555,704
China Petroleum & Chemical Corp. (China), ADR	186,047	15,287,482
ConocoPhillips	350,416	24,756,890
Delek US Holdings, Inc.	91,961	3,164,378
Eni SpA (Italy), ADR(a)	355,951	17,260,064
EPL Oil & Gas, Inc.*	205,392	5,853,672
Hollyfrontier Corp.(a)	121,735	6,049,012
Petroleo Brasileiro SA (Brazil), ADR	1,091,979	15,047,471
Royal Dutch Shell PLC (Netherlands), ADR	248,254	17,693,063
Statoil ASA (Norway), ADR	642,087	15,493,559
Suncor Energy, Inc. (Canada)	536,449	18,802,537
Total SA (France), ADR(a)	325,086	19,918,019

		242,774,113

Personal Products — 0.2%
Nu Skin Enterprises, Inc. (Class A Stock)	84,616	11,695,624

Pharmaceuticals — 1.2%
Pfizer, Inc	1,483,991	45,454,644
Prestige Brands Holdings, Inc.*	275,488	9,862,470
Questcor Pharmaceuticals, Inc.(a)	102,718	5,592,995

		60,910,109

Professional Services — 0.2%
On Assignment, Inc.*	277,709	9,697,598

Real Estate Investment Trusts (REITs)
CYS Investments, Inc.(a)	287,994	2,134,036

Road & Rail — 1.3%
Canadian Pacific Railway Ltd. (Canada)	376,012	56,898,136
Knight Transportation, Inc.	218,266	4,002,998
Werner Enterprises, Inc.	148,866	3,681,456

		64,582,590

Semiconductors & Semiconductor Equipment — 1.2%
Advanced Energy Industries, Inc.*	205,072	4,687,946
Intel Corp.	1,943,442	50,451,754

COMMON STOCKS (continued)		Shares	Value (Note 2)

Semiconductors & Semiconductor Equipment (continued)
Ultratech, Inc.*(a)		147,498	$4,277,442

			59,417,142

Software — 2.6%
Activision Blizzard, Inc.		475,412	8,476,596
Electronic Arts, Inc.*(a)		374,137	8,582,703
Manhattan Associates, Inc.*		430,530	50,578,664
Microsoft Corp.		1,462,648	54,746,915
Symantec Corp.		291,837	6,881,516

			129,266,394

Specialty Retail — 2.6%
Aaron’s, Inc.		122,018	3,587,329
Brown Shoe Co., Inc.		231,723	6,520,685
Conn’s, Inc.*(a)		452,173	35,626,711
Haverty Furniture Cos., Inc.		336,539	10,533,671
Lithia Motors, Inc. (Class A Stock)		122,647	8,514,155
Lumber Liquidators Holdings, Inc.*(a)		374,735	38,556,484
O’Reilly Automotive, Inc.*(a)		66,302	8,533,730
Rent-A-Center, Inc.		93,923	3,131,393
Stage Stores, Inc.(a)		172,405	3,830,839
TJX Cos., Inc. (The)		151,494	9,654,713

			128,489,710

Textiles, Apparel & Luxury Goods — 2.2%
Gildan Activewear, Inc. (Canada)		1,259,585	67,148,476
Li & Fung Ltd. (Hong Kong)		30,051,000	38,844,422
Movado Group, Inc.		100,654	4,429,783

			110,422,681

Thrifts & Mortgage Finance — 1.0%
New York Community Bancorp, Inc.(a)		1,516,638	25,555,350
People’s United Financial, Inc.(a)		1,563,267	23,636,597

			49,191,947

Tobacco — 0.4%
Universal Corp.(a)		364,547	19,904,266

Trading Companies & Distributors — 0.2%
DXP Enterprises, Inc.*		74,489	8,581,133

Water Utilities — 0.1%
American States Water Co.		210,035	6,034,306

Wireless Telecommunication Services — 2.0%
NTT DoCoMo, Inc. (Japan), ADR(a)		1,055,839	17,431,902
VimpelCom Ltd. (Netherlands), ADR		1,377,688	17,827,283
Vodafone Group PLC (United Kingdom)		16,252,607	63,989,971

			99,249,156

TOTAL COMMON STOCKS (cost $2,684,717,934)			3,204,177,698

Interest Rate	Maturity Date	Principal Amount (000)#
BANK LOANS(c) — 2.6%
Aerospace & Defense — 0.1%
Alliant Techsystems, Inc., Term Loan B
3.500%	11/02/20	$250	250,625

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Aerospace & Defense (continued)
Beechcraft Holdings LLC, Loan
5.750%	02/14/20	$444	$447,947
Booz Allen Hamilton, Inc., Refinance Tranche B
3.750%	07/31/19	594	595,180
DynCorp International, Inc., Term Loan
6.250%	07/07/16	593	597,835
TransDigm, Inc., Term Loan C
3.750%	02/28/20	1,100	1,102,158

			2,993,745

Auto Components — 0.1%
Dupont Performance Coatings, Initial Term Loan B
4.750%	02/01/20	367	369,469
Goodyear Tire & Rubber Co. (The), Loan (Second Lien)
4.750%	04/30/19	429	432,456
HHI Group Holdings LLC, Additional Term Loan
5.000%	10/05/18	982	989,517
Metaldyne Co. LLC, USD Term Loan
5.000%	12/18/18	893	898,295
Tomkins PLC, Term Loan B-2
3.750%	09/29/16	718	719,415
Tower Automotive Holdings USA LLC, Refinancing Term Loan
4.750%	04/23/20	284	285,354

			3,694,506

Automobiles
Chrysler Group LLC, Term Loan B
4.250%	05/24/17	982	989,166

Biotechnology
Grifols, Inc., New U.S. Tranche Term Loan B
4.250%	06/01/17	1,137	1,143,127

Building Products
Quikrete Holdings, Inc., Initial Loan (First Lien)
4.000%	09/28/20	594	596,429
Unifrax Holding Co., New Term Dollar Loan
4.250%	11/28/18	375	375,358

			971,787

Capital Markets — 0.1%
Hamilton Lane Advisors LLC, Loan
5.250%	02/28/18	1,035	1,035,388
Mondrian Investment Partners Ltd., Term Loan B
4.000%	03/05/20	410	411,479

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Capital Markets (continued)
Nuveen Investments, Inc., Tranche First-Lien Term Loan B
4.167%	05/13/17	$1,000	$994,464

			2,441,331

Chemicals — 0.2%
AZ Chem US, Inc., Term Loan
5.250%	12/22/17	887	892,828
Huntsman International LLC, Term Loan B
3.750%	10/31/20	1,500	1,500,626
INEOS US Finance LLC, New Term Loan
4.000%	05/04/18	660	661,759
MacDermid, Inc., Tranche Term Loan B (First Lien)
4.000%	06/07/20	398	400,488
Monarch (Ai Chem & Cy US Acquico), Tranche Term Loan B-1
4.500%	10/04/19	524	528,338
Tranche Term Loan B-2
4.500%	10/04/19	272	274,129
Nusil Technology LLC, Term Loan
5.250%	04/07/17	444	435,732
Taminco Global Chemical Corp., Tranche Dollar Term Loan B-2
4.250%	02/15/19	491	493,744
Tata Chemicals, Term Loan
3.750%	08/07/20	647	646,750
Tronox, Inc., New Term Loan
4.500%	03/19/20	1,194	1,208,373
Univar, Inc., Term Loan B
5.000%	06/30/17	790	781,280

			7,824,047

Commercial Services & Supplies — 0.1%
ADS Waste Holdings, Inc., Term Loan B
4.250%	10/09/19	955	959,245
Brickman Group Holdings, Inc., Term Loan
4.000%	12/31/20	200	200,500
Garda World Security Corp., Term B Delayed Draw Loan
0.500%	11/06/20	81	81,685
Term Loan B
4.000%	10/18/20	319	319,315
Southern Graphic Systems, Term Loan
4.263%	10/17/19	321	321,368
WTG Holdings III Corp., Term Loan B
4.750%	12/31/20	400	401,333

			2,283,446

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Communications Equipment
Alcatel-Lucent USA, Inc., Term Loan C
5.750%	01/30/19	$387	$389,252
Commscope, Inc., Term Loan B4
3.250%	01/31/18	998	1,003,111

			1,392,363

Computers & Peripherals
Dell International, Inc., Term Loan B
4.500%	04/29/20	128	128,016
Term Loan C
3.750%	10/29/18	1,156	1,156,893

			1,284,909

Construction & Engineering
Terex Corp., New U.S. Term Loan
3.500%	04/28/17	373	375,783
WireCo WorldGroup, Inc., Term Loan
6.000%	02/15/17	593	596,203

			971,986

Consumer Finance — 0.1%
Home Loan Servicing Solutions, Ltd., Initial Term Loan
4.500%	06/26/20	1,244	1,249,969
Ocwen Loan Servicing LLC, Initial Term Loan
5.000%	02/15/18	265	267,115
Walter Investment Management Corp., Tranche Term Loan B
4.750%	12/18/20	927	929,429

			2,446,513

Containers & Packaging — 0.1%
Ardagh Group, Term Loan
4.500%	12/31/19	67	67,000
Berlin Packaging LLC, Term Loan B
4.750%	04/02/19	1,045	1,048,668
Berry Plastics Corp., Term Loan D
3.500%	02/08/20	993	986,762
Filtration Group Corp., Term Loan (First Lien)
4.500%	11/20/20	781	787,904
Reynolds Group Holdings, Inc., Incremental U.S. Term Loan
4.000%	12/01/18	533	537,475

			3,427,809

Distributors
MRC Global, Term Loan
5.000%	11/08/19	399	403,489

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Distributors (continued)
Wesco Distribution, Inc., Tranche Term Loan B-1
3.750%	12/12/19	$148	$148,833

			552,322

Diversified Consumer Services
Asurion Corp., Tranche Term Loan B-1
4.500%	05/24/19	940	938,986
Bright Horizons Family Solutions LLC, Term Loan B
4.000%	01/30/20	176	176,770
Coinmach Services, Term Loan B
4.250%	11/08/19	450	451,406
Sedgwick CMS Holdings, Inc., Term Loan B (First Lien)
4.250%	06/12/18	284	285,174

			1,852,336

Diversified Financial Services — 0.2%
AlixPartners LLP, 2013 Recapitalization Term Loan B-2(First Lien)
5.000%	07/10/20	282	283,624
American Beacon Advisors, Inc., Initial Term Loan
4.750%	11/22/19	750	753,750
Cooper Gay Swett & Crawford Ltd., Term Loan (First Lien)
5.000%	04/16/20	597	580,583
Duff & Phelps Corp., Initial Term Loan
4.500%	04/23/20	946	943,510
Fly Funding II Sarl, Loan
4.500%	08/09/19	400	402,800
Flying Fortress, Inc., New Loans
3.500%	06/30/17	833	834,028
Guggenheim Investment Management Holdings LLC, Initial Term Loan
4.250%	07/22/20	359	362,059
iPayment, Inc, Term Loan
6.750%	05/08/17	495	481,360
MoneyGram International, Inc., Term Loan
4.250%	03/27/20	1,354	1,365,622
National Financial Partners Corp., Term Loan B
5.250%	07/01/20	597	603,716
RPI Finance Trust, Term Loan B-2
3.250%	05/09/18	965	966,337
Term Loan B-3
3.250%	11/09/18	390	390,259
SAM Finance Lux Sarl (Santander Asset Management), Dollar Term Loan
4.250%	12/17/20	750	751,250

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Diversified Financial Services (continued)
TCW Group, Inc.,
Initial Term Loan
4.000%	02/06/20	$838	$842,154

			9,561,052

Diversified Telecommunication Services — 0.1%
Cincinnati Bell, Inc.,
Tranche Term Loan B
4.000%	09/10/20	1,197	1,198,069
Intelsat Jackson Holdings SA,
Term Loan B-2
3.750%	06/30/19	949	956,135
Level 3 Financing, Inc.,
Tranche 2020 Term Loan B
4.000%	01/15/20	400	402,400
Telesat Canada,
U.S. Term Loan B-2
3.500%	03/28/19	677	678,531
Windstream Corp.,
Tranche Term Loan B-4
3.500%	01/23/20	1,213	1,213,356

			4,448,491

Food & Staples Retailing
Arby’s,
Term Loan
5.000%	11/15/20	333	334,583
BJ’s Wholesale Club, Inc.,
New 2013 (November) Replacement Loan (First Lien)
4.500%	09/26/19	1,174	1,180,111

			1,514,694

Food Products — 0.1%
Blue Buffalo Company Ltd.,
Term Loan B-3
4.000%	08/08/19	1,133	1,146,930
Del Monte Consumer Products,
Term Loan B
4.250%	01/26/21	300	300,625
H.J. Heinz Co.,
Term Loan B-2
3.500%	06/05/20	746	751,335
JBS USA LLC,
Incremental Term Loan
3.750%	09/18/20	698	695,632
New Term Loan
3.750%	05/27/18	980	977,600
Smart Balance, Inc.,
Term Loan
5.000%	07/09/20	977	979,463

			4,851,585

Health Care Equipment & Supplies — 0.1%
Alere, Inc.,
Term Loan B
4.253%	06/30/17	978	982,184
Biomet, Inc.,
Dollar Term Loan B-2
3.670%	07/25/17	888	894,328

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Health Care Equipment & Supplies (continued)
ConvaTec, Inc.,
Term Loan B (New)
4.000%	12/22/16	$441	$442,105
DJO Finance, LLC,
Term Loan B
4.750%	09/15/17	787	794,841
Hologic, Inc.,
Refinancing Tranche Term Loan B
3.750%	08/01/19	716	719,898
Kinetic Concepts, Inc.,
Term Loan D1
4.500%	05/04/18	1,431	1,439,487

			5,272,843

Health Care Providers & Services — 0.2%
Apria Healthcare Group, Inc.,
Initial Term Loan
6.750%	04/05/20	358	358,984
Carestream Health, Inc.,
Term Loan (First Lien 2013)
5.000%	06/07/19	975	985,665
Community Health Systems, Inc.,
Extended Term Loan
3.737%	01/25/17	1,119	1,125,870
DaVita, Inc.,
Tranche Term Loan B
4.500%	10/20/16	975	980,967
Tranche Term Loan B-2
4.000%	11/01/19	149	149,317
Emergency Medical Services Corp.,
Term Loan
4.000%	05/25/18	846	847,727
Health Management Associates, Inc.,
Term Loan B
3.500%	11/18/18	877	876,277
Heartland Dental Care LLC,
Incremental Term Loan
5.500%	12/21/18	166	166,767
Multiplan, Inc.,
Term Loan B-1
4.000%	08/26/17	111	111,357
Select Medical Corp.,
Series C, Tranche Term Loan B
4.006%	06/01/18	955	958,933
Sheridan Holdings, Inc.,
Term Loan B (Feb 2013)
4.500%	06/29/18	252	253,634
Surgical Care Affiliates LLC,
Class B, Term Loan - Extending
4.250%	12/29/17	334	334,167
Class C, Incremental
4.250%	06/30/18	764	764,140

			7,913,805

Health Care Technology
Trizetto Group, Inc.,
Term Loan
4.750%	05/02/18	980	967,242

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Health Care Technology (continued)
Truven Health Analytics, Inc.,
Term Loan B
4.500%	05/31/19	$988	$987,525

			1,954,767

Hotels, Restaurants & Leisure — 0.2%
Bally Technologies,
Term Loan B
4.250%	11/25/20	1,397	1,405,204
Focus Brands, Inc.,
Refinancing Term Loan (First Lien)
4.261%	02/21/18	1,474	1,470,594
Four Seasons,
Term Loan (First Lien)
3.500%	06/27/20	200	199,999
Hilton Worldwide,
Initial Term Loan
3.750%	10/25/20	1,724	1,735,416
Las Vegas Sands, LLC,
Term Loan B
3.250%	12/02/20	350	349,398
Pinnacle Entertainment, Inc.,
Tranche Term Loan B-2
3.750%	08/13/20	995	998,731
Scientific Games International, Inc.,
Initial Term Loan
4.250%	10/18/20	1,786	1,785,343
Six Flags Theme Parks, Inc.,
Term Loan (December 2013)
3.500%	12/20/18	413	415,018

			8,359,703

Independent Power Producers & Energy Traders — 0.1%
AES Corp. (The),
2013 Other Term Loan
3.750%	06/01/18	762	766,931
Calpine Corp.,
Term Loan
4.000%	10/09/19	790	794,498
Term Loan B-1
4.000%	04/01/18	975	980,573
Freif North American Power I LLC,
Term Loan B-1
4.750%	03/29/19	495	500,077
Term Loan C-1
4.750%	03/29/19	78	78,987
NRG Energy, Inc.,
Term Loan (2013)
2.750%	07/01/18	975	972,287

			4,093,353

Industrial Conglomerates
Air Distribution Technologies, Inc.,
Term Loan B
4.250%	11/09/18	590	592,224
Gardner Denver, Inc.,
Initial Dollar Term Loan
4.250%	07/30/20	599	598,949

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Industrial Conglomerates (continued)
Hamilton Sundstrand Industrial,
Refinancing Term Loan
4.000%	12/13/19	$374	$374,117

			1,565,290

Insurance — 0.1%
Amwins Group, LLC,
New Term Loan (First Lien)
5.000%	09/06/19	242	242,643
CNO Financial Group, Inc.,
Tranche Term Loan B-2
3.750%	09/28/18	596	596,615
Cunningham Lindsey Group Ltd.,
Initial Term Loan (First Lien)
5.000%	12/10/19	978	976,562
Hub International Ltd.,
Term Loan B
4.750%	10/02/20	599	605,981

			2,421,801

Leisure Equipment & Products
Live Nation Entertainment, Inc.,
Term Loan B-1
3.500%	08/16/20	977	977,629

Life Sciences Tools & Services
Pharmaceutical Product Development, Inc.,
2013 Term Loan
4.000%	12/05/18	990	996,003
Quintiles Transnational Corp.,
Term Loan B3
3.750%	11/26/18	1,085	1,083,718

			2,079,721

Media — 0.2%
Alpha Topco Ltd.,
New Facility B
4.500%	04/30/19	983	990,496
AMC Entertainment, Inc.,
Initial Term Loan
3.500%	04/30/20	893	894,207
Cequel Communications LLC,
Term Loan B
3.500%	02/14/19	983	984,036
Cumulus Media Holdings, Inc.,
Term Loan B
4.250%	12/31/20	974	980,556
Hubbard Radio LLC,
Tranche 1 Term Loan
4.500%	04/29/19	910	914,325
LIN Television Corp.,
Replacement Tranche Term Loan B
4.000%	12/21/18	420	421,321
Media General, Inc.,
Term Loan B
4.250%	07/31/20	1,000	1,008,425
Mission Broadcasting, Inc.,
Term Loan B-2
3.750%	09/30/20	267	268,095

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Media (continued)
NEP/NCP Holdco, Inc.,
Refinanced New Term Loan (First Lien)
4.750%	01/22/20	$998	$1,001,706
Nexstar Broadcasting, Inc.,
Term Loan B-2
3.750%	10/01/20	195	195,567
Tribune Co.,
Term Loan
4.000%	07/01/20	3,000	2,983,125
Univision Communications, Inc.,
2013 Converted Extended First-Lien Term Loan
4.500%	03/01/20	768	771,494
2013 Incremental Term Loan
4.000%	03/01/20	496	497,757
Village Roadshow Films Ltd.,
Ultimates Facility Tranche A-2
4.750%	11/21/17	405	407,025

			12,318,135

Metals & Mining
FMG Resources (August 2006) Pty Ltd.,
Loan
4.250%	06/30/19	741	750,519

Oil, Gas & Consumable Fuels
Arch Coal, Inc.,
Term Loan
5.750%	05/16/18	610	600,774
Fieldwood Energy LLC,
Closing Date Loan
3.875%	09/28/18	698	702,905

			1,303,679

Pharmaceuticals — 0.1%
Akorn,
Term Loan B
4.500%	08/27/20	455	458,523
Catalent Pharma Solutions, Inc.,
Term Loan C
4.250%	09/15/17	1,389	1,395,144
Endo Pharmaceuticals Holdings, Inc.,
Term Loan B
3.250%	12/12/20	200	200,333
IMS Healthcare,
Tranche Dollar Term Loan B-1
3.750%	09/01/17	1,519	1,523,692
Par Pharmaceutical, Inc.,
Additional Term Loan B-1
4.250%	09/30/19	1,270	1,275,071
Salix Pharmaceuticals,
Term Loan B
4.250%	12/31/19	267	269,222
Valeant Pharmaceuticals International, Inc.,
Series D-2, Tranche Term Loan B
3.750%	02/13/19	537	539,796
Series E, Term Loan B
4.500%	08/05/20	461	463,626

			6,125,407

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Professional Services — 0.1%
Acosta, Inc.,
Term Loan B
4.250%	03/03/18	$993	$997,714
Advantage Sales & Marketing, Inc.,
2013 Term Loan (First Lien)
4.250%	12/18/17	975	975,687
CPA Global,
Initial Dollar Term Loan (First Lien)
4.500%	12/03/20	400	401,000
Genpact, Inc. Ltd.,
Term Loan
3.500%	08/30/19	562	561,668
Symphonyiri Group, Inc.,
Term Loan
4.750%	09/30/20	1,081	1,086,170

			4,022,239

Real Estate Investment Trusts (REITs)
iStar Financial Inc.,
Loan
4.750%	10/15/17	2,071	2,080,654

Real Estate Management & Development
Realogy Corp.,
Term Loan B
4.500%	02/12/20	248	250,374
Starwood Property Trust,
Term Loan
3.500%	04/19/20	450	449,063

			699,437

Road & Rail
Hertz Corp. (The),
Tranche Term Loan B-1
3.750%	03/11/18	849	850,541
Tranche Term Loan B-2
3.000%	03/11/18	975	973,521
Swift Transportation Co., LLC,
Tranche Term Loan B-2
4.000%	12/21/17	172	173,155

			1,997,217

Semiconductors & Semiconductor Equipment
Freescale Semiconductor, Inc.,
Tranche Term Loan B-4
5.000%	03/01/20	1,340	1,353,274
Tranche Term Loan B-5
5.000%	01/15/21	100	100,809

			1,454,083

Software — 0.1%
Activision Blizzard,
Term Loan
3.250%	10/12/20	998	1,002,658
Blue Coat Systems, Inc.,
Term Loan
4.500%	05/13/19	200	199,937
BMC Software,
Initial US Term Loan
5.000%	09/10/20	1,603	1,609,782

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Software (continued)
Eagle Parent, Inc.,
New Term Loan B
4.500%	05/16/18	$967	$970,914
Infor (US), Inc.,
Tranche Term Loan B-2
7.250%	06/03/20	698	697,786
Sungard Data Systems, Inc.,
Tranche Term Loan D
4.500%	01/31/20	410	412,604
Verint Systems, Inc.,
Term Loan
4.000%	09/06/19	794	797,226
Wall Street Systems, Inc.,
Term Loan (First Lien)
5.750%	10/25/19	594	599,197
Websense, Inc.,
Term Loan (First Lien)
4.500%	06/25/20	498	498,122

			6,788,226

Specialty Retail — 0.1%
KAR Auction Services, Inc.,
Term Loan B
3.750%	05/19/17	742	745,165
Payless Shoesource,
2019 Term Loan
7.000%	10/09/19	644	645,612
Pilot Travel Centers LLC,
Tranche Term Loan B
4.250%	08/07/19	247	247,595
Serta Simmons Holdings, LLC,
Term Loan B
4.250%	10/01/19	900	904,194
Tempur-Pedic International, Inc.,
New Term Loan B
3.500%	03/18/20	805	803,874

			3,346,440

Wireless Telecommunication Services — 0.1%
Cricket Communications, Inc.,
Term Loan C
4.750%	03/08/20	547	547,836
Crown Castle Operating Co.,
Incremental Term Loan B
3.250%	01/31/21	300	300,268
Digitalglobe, Inc.,
Term Loan
3.750%	01/31/20	381	381,912
Lightower Fiber Networks,
Term Loan B (First Lien)
4.500%	04/13/20	199	199,995
Syniverse Holdings, Inc.,
Term Loan B (Sept 2013)
4.000%	04/23/19	960	959,427

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Wireless Telecommunication Services (continued)
Tranche Term Loan B
4.000%	04/23/19		$553	$554,009

				2,943,447

TOTAL BANK LOANS (cost $132,340,785)				133,113,610

CORPORATE BONDS — 26.2%
Aerospace & Defense — 0.6%
United Technologies Corp.,
Sr. Unsec’d. Notes
1.800%	06/01/17		5,500	5,584,777
3.100%	06/01/22	(a)	11,000	10,755,602
4.500%	06/01/42		13,585	13,192,217

				29,532,596

Banking — 0.3%
Citigroup, Inc.,
Sub. Notes
6.675%	09/13/43	(a)	2,000	2,301,256
HSBC USA, Inc.,
Sr. Unsec’d. Notes
1.625%	01/16/18	(a)	15,000	14,790,855

				17,092,111

Beverages — 1.3%
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes
1.250%	01/17/18	(a)	3,000	2,935,290
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
1.375%	07/15/17		16,300	16,265,770
2.500%	07/15/22	(a)	16,750	15,493,214
PepsiCo, Inc.,
Sr. Unsec’d. Notes
0.700%	08/13/15		4,000	4,004,232
0.700%	02/26/16		13,545	13,474,756
2.750%	03/05/22		8,900	8,455,872
2.750%	03/01/23	(a)	5,100	4,720,366

				65,349,500

Biotechnology — 0.1%
Amgen, Inc.,
Sr. Unsec’d. Notes
2.125%	05/15/17		2,700	2,734,169

Capital Markets — 2.4%
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
2.375%	01/22/18		16,000	16,060,816
3.300%	05/03/15		12,300	12,673,022
3.625%	01/22/23	(a)	16,500	15,977,825
5.150%	01/15/14		5,600	5,608,495
6.250%	02/01/41		12,500	14,405,000
Morgan Stanley,
Sr. Unsec’d. Notes
2.125%	04/25/18		4,000	3,965,500
3.750%	02/25/23	(a)	3,000	2,919,195
3.800%	04/29/16		4,100	4,337,103
4.750%	03/22/17		5,400	5,893,117
6.375%	07/24/42		11,300	13,235,475

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Capital Markets (continued)
Sr. Unsec’d. Notes, MTN
5.500%	07/28/21		$11,400	$12,739,021
5.550%	04/27/17	(a)	10,800	12,047,627

				119,862,196

Chemicals — 0.4%
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
8.550%	05/15/19		14,100	18,205,835

Commercial Banks — 0.9%
Wells Fargo & Co.,
Sr. Unsec’d. Notes
1.500%	07/01/15	(a)	16,100	16,326,398
1.500%	01/16/18	(a)	2,700	2,682,558
2.150%	01/15/19	(a)	3,000	2,990,604
5.625%	12/11/17		9,300	10,659,613
Sr. Unsec’d. Notes, MTN
3.500%	03/08/22	(a)	13,600	13,603,590

				46,262,763

Computers & Peripherals — 0.4%
EMC Corp.,
Sr. Unsec’d. Notes
1.875%	06/01/18	(a)	12,900	12,753,456
Hewlett-Packard Co.,
Sr. Unsec’d. Notes
2.600%	09/15/17	(a)	8,223	8,354,938

				21,108,394

Consumer Finance — 0.2%
Capital One Financial Corp.,
Sr. Unsec’d. Notes
4.750%	07/15/21	(a)	11,800	12,547,518

Diversified Financial Services — 5.0%
Bank of America Corp.,
Sr. Unsec’d. Notes
1.500%	10/09/15	(a)	7,000	7,070,483
2.600%	01/15/19		2,000	2,008,828
5.700%	01/24/22		1,900	2,150,525
Sr. Unsec’d. Notes, MTN
1.250%	01/11/16		8,300	8,337,358
2.000%	01/11/18	(a)	9,800	9,782,615
3.300%	01/11/23	(a)	15,700	14,856,392
5.875%	02/07/42	(a)	11,900	13,609,911
Citigroup, Inc.,
Sr. Unsec’d. Notes
1.250%	01/15/16		11,700	11,738,832
2.500%	09/26/18	(a)	5,000	5,025,235
3.875%	10/25/23	(a)	3,900	3,833,926
4.450%	01/10/17	(a)	6,000	6,502,794
4.500%	01/14/22	(a)	13,100	13,882,227
5.875%	01/30/42	(a)	13,600	15,284,686
8.500%	05/22/19		7,306	9,363,289
Sub. Notes
5.000%	09/15/14		12,900	13,267,457
General Electric Capital Corp.,
Sr. Unsec’d. Notes, MTN
1.500%	07/12/16		14,300	14,451,165
2.300%	04/27/17		6,900	7,092,324

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
3.150%	09/07/22	(a)	$9,200	$8,902,996
5.625%	09/15/17		7,500	8,531,977
6.750%	03/15/32		10,893	13,488,856
6.875%	01/10/39		2,400	3,085,430
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes, BKNT
1.800%	01/25/18		10,800	10,705,198
3.200%	01/25/23	(a)	16,500	15,642,429
5.400%	01/06/42		1,900	2,045,455
6.400%	05/15/38	(a)	8,974	10,710,514
JPMorgan Chase Bank NA,
Sub. Notes
6.000%	10/01/17		4,500	5,148,535
Merrill Lynch & Co., Inc.,
Sr. Unsec’d. Notes, MTN
5.000%	01/15/15		3,000	3,125,778
6.875%	04/25/18		5,655	6,686,291
Sub. Notes
6.110%	01/29/37		3,500	3,774,649

				250,106,155

Diversified Telecommunication — 0.9%
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
3.000%	04/01/16		17,000	17,727,668
4.500%	09/15/20	(a)	7,000	7,493,962
5.150%	09/15/23		20,250	21,742,263

				46,963,893

Diversified Telecommunication Services — 0.8%
AT&T, Inc.,
Sr. Unsec’d. Notes
0.900%	02/12/16	(a)	10,300	10,247,666
1.400%	12/01/17	(a)	2,900	2,858,951
1.700%	06/01/17		9,900	9,839,343
2.950%	05/15/16		4,800	5,005,186
3.875%	08/15/21		13,500	13,676,850
5.550%	08/15/41		1,000	1,014,860

				42,642,856

Electric Utilities — 0.6%
American Electric Power Co., Inc.,
Sr. Unsec’d. Notes
1.650%	12/15/17		8,200	8,034,467
Commonwealth Edison Co.,
First Mortgage
6.150%	09/15/17		2,700	3,119,958
Constellation Energy Group, Inc.,
Gtd. Notes
4.550%	06/15/15		12,691	13,322,098
Duke Energy Corp.,
Sr. Unsec’d. Notes
3.950%	09/15/14		4,550	4,658,003

				29,134,526

Food & Beverage — 0.1%
Coca-Cola Co. (The),
Sr. Unsec’d. Notes
3.200%	11/01/23		4,800	4,616,741

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Food & Staples Retailing — 0.6%
Costco Wholesale Corp.,
Sr. Unsec’d. Notes
0.650%	12/07/15		$18,050	$18,083,230
Wal-Mart Stores, Inc.,
Sr. Unsec’d. Notes
4.750%	10/02/43	(a)	1,900	1,907,393
6.500%	08/15/37	(a)	7,700	9,632,161

				29,622,784

Food Products — 0.2%
Kraft Foods Group, Inc.,
Sr. Unsec’d. Notes
5.000%	06/04/42	(a)	12,800	12,618,138

Independent Power Producers & Energy Traders — 0.2%
Southern Power Co.,
Sr. Unsec’d. Notes
4.875%	07/15/15		7,200	7,638,948

Insurance — 1.8%
American International Group, Inc.,
Sr. Unsec’d. Notes
3.800%	03/22/17		13,000	13,882,687
4.125%	02/15/24	(a)	13,800	13,720,001
6.250%	05/01/36		13,200	15,295,936
6.400%	12/15/20	(a)	3,300	3,900,141
Berkshire Hathaway Finance Corp.,
Gtd. Notes
1.300%	05/15/18		6,000	5,863,104
1.600%	05/15/17	(a)	11,100	11,207,048
MetLife, Inc.,
Sr. Unsec’d. Notes
4.125%	08/13/42	(a)	4,500	3,913,313
4.875%	11/13/43		3,000	2,944,320
5.700%	06/15/35		6,950	7,590,387
6.750%	06/01/16	(a)	13,000	14,781,403

				93,098,340

Internet & Catalog Retail — 0.6%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
0.650%	11/27/15	(a)	16,450	16,442,597
2.500%	11/29/22		13,000	11,718,538

				28,161,135

IT Services — 0.5%
International Business Machines Corp.,
Sr. Unsec’d. Notes
0.450%	05/06/16		5,000	4,957,810
1.625%	05/15/20		14,000	13,128,234
1.950%	07/22/16		5,550	5,701,776
3.375%	08/01/23		3,200	3,117,773

				26,905,593

Media — 0.9%
Comcast Cable Communications Holdings, Inc.,
Gtd. Notes
9.455%	11/15/22		5,200	7,202,395
Comcast Corp.,
Gtd. Notes
2.850%	01/15/23	(a)	8,000	7,396,856

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Media (continued)
6.950%	08/15/37		$12,650	$15,550,645
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
4.750%	10/01/14		12,700	13,077,838
NBCUniversal Media LLC,
Gtd. Notes
4.375%	04/01/21		2,600	2,751,897

				45,979,631

Metals & Mining — 0.5%
Freeport-McMoRan Copper & Gold, Inc.,
Gtd. Notes
3.875%	03/15/23	(a)	4,000	3,782,580
Sr. Unsec’d. Notes
3.550%	03/01/22	(a)	11,200	10,644,480
Newmont Mining Corp.,
Gtd. Notes
3.500%	03/15/22	(a)	10,200	8,682,087

				23,109,147

Multiline Retail — 0.1%
Target Corp.,
Sr. Unsec’d. Notes
4.000%	07/01/42	(a)	5,500	4,770,749

Multi-Utilities — 1.2%
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
5.850%	04/01/18		8,800	10,177,182
7.125%	12/01/18		2,200	2,680,383
MidAmerican Energy Holdings Co.,
Sr. Unsec’d. Notes
5.750%	04/01/18	(a)	5,100	5,821,614
6.125%	04/01/36	(a)	10,704	12,160,429
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
3.750%	08/15/42	(a)	4,500	3,753,509
6.050%	03/01/34	(a)	7,500	8,591,213
Sempra Energy,
Sr. Unsec’d. Notes
2.000%	03/15/14		13,500	13,541,715
6.500%	06/01/16		4,000	4,500,812

				61,226,857

Oil, Gas & Consumable Fuels — 1.7%
ConocoPhillips,
Gtd. Notes
6.500%	02/01/39	(a)	10,900	13,668,785
Kinder Morgan Energy Partners LP,
Sr. Unsec’d. Notes
3.500%	09/01/23	(a)	3,800	3,489,099
3.950%	09/01/22		8,800	8,575,248
5.000%	08/15/42		1,800	1,662,408
5.000%	03/01/43	(a)	6,700	6,183,785
5.950%	02/15/18		11,300	12,841,263
6.850%	02/15/20		6,000	7,132,104
Sr. Unsec’d. Notes, MTN
6.950%	01/15/38		4,550	5,227,031

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
ONEOK Partners LP,
Gtd. Notes
3.375%	10/01/22	(a)	$14,800	$13,835,203
Williams Partners LP,
Sr. Unsec’d. Notes
3.800%	02/15/15		10,500	10,847,771

				83,462,697

Pharmaceuticals — 0.7%
AbbVie, Inc.,
Sr. Unsec’d. Notes
1.200%	11/06/15		16,450	16,617,198
1.750%	11/06/17		9,575	9,558,598
Pfizer, Inc.,
Sr. Unsec’d. Notes
0.900%	01/15/17		5,000	4,975,265
Wyeth LLC,
Gtd. Notes
5.950%	04/01/37	(a)	3,700	4,289,021

				35,440,082

Pipelines — 0.2%
Spectra Energy Capital LLC,
Gtd. Notes
3.300%	03/15/23	(a)	10,900	9,653,214

Real Estate Investment Trust (REIT) — 0.2%
Simon Property Group LP,
Sr. Unsec’d. Notes
4.750%	03/15/42	(a)	9,000	8,707,554

Semiconductors & Semiconductor Equipment — 0.6%
Intel Corp.,
Sr. Unsec’d. Notes
1.350%	12/15/17		17,800	17,592,434
4.250%	12/15/42	(a)	12,000	10,605,744

				28,198,178

Software — 0.9%
Oracle Corp.,
Sr. Unsec’d. Notes
1.200%	10/15/17		14,400	14,170,435
2.500%	10/15/22	(a)	9,470	8,673,914
3.625%	07/15/23	(a)	9,250	9,175,695
5.375%	07/15/40	(a)	12,800	13,667,635

				45,687,679

Specialty Retail — 0.3%
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
5.875%	12/16/36	(a)	13,500	15,577,623

Tobacco — 0.8%
Altria Group, Inc.,
Gtd. Notes
2.850%	08/09/22		16,650	15,330,005
9.250%	08/06/19		2,906	3,828,100
10.200%	02/06/39		4,590	7,161,387

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Tobacco (continued)
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
1.125%	08/21/17		$6,650	$6,518,995
2.500%	05/16/16		8,500	8,821,232

				41,659,719

Utilities — 0.2%
MidAmerican Energy Co.,
First Mortgage
2.400%	03/15/19	(a)	7,550	7,602,903
4.800%	09/15/43		3,000	3,050,058

				10,652,961

TOTAL CORPORATE BONDS (cost $1,331,036,409)				1,318,330,282

U.S. TREASURY OBLIGATIONS — 2.7%
U.S. Treasury Bonds
2.875%	05/15/43		1,800	1,458,844
3.125%	02/15/43		3,600	3,082,500
5.375%	02/15/31		13,240	16,225,210
U.S. Treasury Notes
0.250%	05/15/16		9,400	9,341,983
0.250%	02/28/14-12/15/15	(k)	17,300	17,276,239
0.500%	08/15/14	(k)	4,930	4,941,556
0.625%	08/15/16-04/30/18		30,500	29,675,208
1.375%	09/30/18		40,400	39,907,605
1.750%	05/15/23		13,500	12,167,928

TOTAL U.S. TREASURY OBLIGATIONS (cost $138,611,681)				134,077,073

TOTAL LONG-TERM INVESTMENTS (cost $4,286,706,809)				4,789,698,663

			Shares
SHORT-TERM INVESTMENT — 19.3%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $969,163,791; includes $740,726,559 of cash collateral for securities on loan)(b)(w)(Note 4)			969,163,791	969,163,791

TOTAL INVESTMENTS — 114.5% (cost $5,255,870,600)				5,758,862,454
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (14.5)%				(728,887,614)

NET ASSETS — 100.0%				$5,029,974,840

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depositary Receipt
BKNT	Bank Note
EAFE	Europe, Australia, Far East
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note

*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $724,151,570; cash collateral of $740,726,559 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2013.
(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation
Long Positions:
520	Mini MSCI EAFE Index	Mar. 2014	$47,203,280	$49,862,800	$2,659,520
99	Russell 2000 Mini Index	Mar. 2014	10,876,355	11,497,860	621,505
1,080	S&P 500 E-Mini	Mar. 2014	95,512,062	99,419,400	3,907,338

					7,188,363

Short Positions:
339	10 Year U.S. Treasury Notes	Mar. 2014	42,430,633	41,712,891	717,742
160	20 Year U.S. Treasury Bonds	Mar. 2014	20,736,445	20,530,000	206,445
123	30 Year U.S. Ultra Treasury Bonds	Mar. 2014	16,859,750	16,758,750	101,000

					1,025,187

					$8,213,550

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.

Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$2,815,618,071	$388,559,627	$—
Bank Loans	—	133,113,610	—
Corporate Bonds	—	1,318,330,282	—
U.S. Treasury Obligations	—	134,077,073	—
Affiliated Money Market Mutual Fund	969,163,791	—	—
Other Financial Instruments*
Futures	8,213,550	—	—

Total	$3,792,995,412	$1,974,080,592	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

Affiliated Money Market Mutual Fund (14.7% represents investments purchased with collateral from securities on loans)	19.3%
Commercial Banks	8.5
Oil, Gas & Consumable Fuels	6.5
Diversified Financial Services	6.2
Household Durables	6.2
Insurance	4.4
Software	3.6
Diversified Telecommunication Services	3.3
Capital Markets	3.2
Specialty Retail	3.0
U.S. Treasury Obligations	2.7
Multi-Utilities	2.6
Hotels, Restaurants & Leisure	2.5
Textiles, Apparel & Luxury Goods	2.2
Wireless Telecommunication Services	2.1
Aerospace & Defense	2.0
Pharmaceuticals	2.0
Machinery	1.9
Metals & Mining	1.9
Health Care Providers & Services	1.8
IT Services	1.8
Semiconductors & Semiconductor Equipment	1.8
Electric Utilities	1.7
Media	1.4
Beverages	1.3
Road & Rail	1.3
Tobacco	1.2
Chemicals	1.1
Construction Materials	1.1
Food & Staples Retailing	1.1
Food Products	1.1
Industrial Conglomerates	1.1
Thrifts & Mortgage Finance	1.0
Diversified Telecommunication	0.9
Automobiles	0.7
Electronic Equipment, Instruments & Components	0.7

Computers & Peripherals	0.6%
Airlines	0.6
Auto Components	0.6
Commercial Services & Supplies	0.6
Internet & Catalog Retail	0.6
Energy Equipment & Services	0.5
Gas Utilities	0.5
Health Care Equipment & Supplies	0.5
Building Products	0.4
Consumer Finance	0.4
Electrical Equipment	0.4
Multiline Retail	0.4
Independent Power Producers & Energy Traders	0.3
Professional Services	0.3
Banking	0.3
Internet Software & Services	0.3
Leisure Equipment & Products	0.3
Diversified Consumer Services	0.2
Personal Products	0.2
Pipelines	0.2
Real Estate Investment Trust (REIT)	0.2
Trading Companies & Distributors	0.2
Utilities	0.2
Air Freight & Logistics	0.1
Biotechnology	0.1
Containers & Packaging	0.1
Food & Beverage	0.1
Water Utilities	0.1

114.5
Liabilities in excess of other assets	(14.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are interest rate risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker- variation margin	$1,025,187	*	—	$—
Equity contracts	Due from broker- variation margin	$7,188,363	*	—	—

Total		$8,213,550			$—

*	Includes cumulative appreciation/depreciation reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$1,004,781
Equity contracts	30,949,809

Total	$31,954,590

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$1,025,187
Equity contracts	5,488,983

Total	$6,514,170

For the year ended December 31, 2013, the Portfolio’s average value at trade date for futures long position was $142,243,283 and for futures short positions was $61,061,492.

The Portfolio invested in financial instruments and derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument and derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$724,151,570	$—	$—	$724,151,570
Exchange-traded and cleared derivatives	769,323	—	—	769,323

				724,920,893

Collateral Amount Pledged/(Received):
Securities on loan				(724,151,570)
Exchange-traded and cleared derivatives				—

Net Amount				$769,323

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $724,151,570:
Unaffiliated investments (cost $4,286,706,809)	$4,789,698,663
Affiliated investments (cost $969,163,791)	969,163,791
Cash	1,882,884
Dividends and interest receivable	19,221,108
Receivable for investments sold	15,523,181
Tax reclaim receivable	1,148,820
Due from broker-variation margin	769,323
Receivable for fund share sold	118,133
Prepaid expenses	37,831

Total Assets	5,797,563,734

LIABILITIES:
Payable to broker for collateral for securities on loan	740,726,559
Payable for investments purchased	23,370,877
Payable for fund share repurchased	1,798,530
Advisory fees payable	1,267,382
Accrued expenses and other liabilities	213,314
Due to broker	142,666
Distribution fee payable	69,149
Affiliated transfer agent fee payable	417

Total Liabilities	767,588,894

NET ASSETS	$5,029,974,840

Net assets were comprised of:
Paid-in capital	$4,275,006,326
Retained earnings	754,968,514

Net assets, December 31, 2013	$5,029,974,840

Net asset value and redemption price per share, $5,029,974,840 / 428,547,978 outstanding shares of beneficial interest	$11.74

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Unaffiliated dividend income (net of $3,333,154 foreign withholding tax)	$75,041,318
Interest income	46,538,970
Affiliated income from securities lending, net	1,726,840
Affiliated dividend income	332,378

123,639,506

EXPENSES
Advisory fees	37,718,050
Distribution fee (Note 4)	3,974,272
Shareholder servicing fees and expenses (Note 4)	648,965
Custodian and accounting fees	640,000
Trustees’ fees	51,000
Insurance expenses	49,000
Audit fee	37,000
Legal fees and expenses	20,000
Commitment fee on syndicated credit agreement	15,000
Shareholders’ reports	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Miscellaneous	26,647

Total expenses	43,198,934
Less: advisory fee waivers and/or expense reimbursement	(1,935,496)
Less: shareholder servicing fee waiver	(231,709)

Net expenses	41,031,729

NET INVESTMENT INCOME	82,607,777

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	135,037,566
Futures transactions	31,954,590
Foreign currency transactions	(16,224)

166,975,932

Net change in unrealized appreciation (depreciation) on:
Investments	373,493,227
Futures	6,514,170
Foreign currencies	5,955

380,013,352

NET GAIN ON INVESTMENTS	546,989,284

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$629,597,061

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$82,607,777	$79,676,622
Net realized gain on investment and foreign currency transactions	166,975,932	56,759,957
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	380,013,352	188,491,859

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	629,597,061	324,928,438

DISTRIBUTIONS	—	(68,734,500)

FUND SHARE TRANSACTIONS:
Fund share sold [62,647,022 and 177,080,902 shares, respectively]	670,915,220	1,746,243,230
Fund share issued in reinvestment of distributions [0 and 7,335,592 shares, respectively]	—	68,734,500
Fund share repurchased [35,952,379 and 76,744,125 shares, respectively]	(383,192,557)	(742,541,830)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	287,722,663	1,072,435,900

TOTAL INCREASE IN NET ASSETS	917,319,724	1,328,629,838
NET ASSETS:
Beginning of year	4,112,655,116	2,784,025,278

End of year	$5,029,974,840	$4,112,655,116

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 100.0%	Shares	Value (Note 2)

AFFILIATED MUTUAL FUNDS*
AST Franklin Templeton Founding Funds Allocation Portfolio	27,416,468	$370,944,816
AST Templeton Global Bond Portfolio	11,480,805	123,648,272

TOTAL LONG-TERM INVESTMENTS (cost $466,868,003)(w)		494,593,088

SHORT-TERM INVESTMENT	Shares	Value (Note 2)

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $77,077)(w)(Note 4)	77,077	$77,077

TOTAL INVESTMENTS — 100.0% (cost $466,945,080)		494,670,165
LIABILITIES IN EXCESS OF OTHER ASSETS — 0.0%		(36,370)

NET ASSETS — 100.0%		$494,633,795

*	Non-income producing security.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$494,670,165	$—	$—

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

Investment Type

Affiliated Mutual Funds	100.0%
Affiliated Money Market Mutual Fund	—	*

	100.0
Liabilities in excess of other assets	—	*

	100.0%

*	Less than 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value:
Affiliated investments (cost $466,945,080)	$494,670,165
Receivable for fund share sold	1,439,738
Dividends and interest receivable	9
Prepaid expenses	434

Total Assets	496,110,346

LIABILITIES:
Payable for investments purchased	1,438,792
Accrued expenses and other liabilities	36,012
Advisory fees payable	1,330
Affiliated transfer agent fee payable	417

Total Liabilities	1,476,551

NET ASSETS	$494,633,795

Net assets were comprised of:
Paid-in capital	$467,219,424
Retained earnings	27,414,371

Net assets, December 31, 2013	$494,633,795

Net asset value and redemption price per share, $494,633,795 / 45,206,779 outstanding shares of beneficial interest	$10.94

STATEMENT OF OPERATIONS

For the Period April 29, 2013* through December 31, 2013

INCOME
Affiliated dividend income	$46
Interest income	30

76

EXPENSES
Advisory fees	31,426
Audit fee	26,000
Custodian and accounting fees	24,000
Legal fees and expenses	20,000
Shareholders’ reports	7,000
Trustees’ fees	6,000
Transfer agent’s fees and expenses (including affiliated expense of $1,900) (Note 4)	6,000
Commitment fee on syndicated credit agreement	3,000
Miscellaneous	11,178

Total expenses	134,604

NET INVESTMENT LOSS	(134,528)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions (including affiliated $(176,186))	(176,186)
Net change in unrealized appreciation (depreciation) on investments (including affiliated $27,725,085)	27,725,085

NET GAIN ON INVESTMENTS	27,548,899

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,414,371

STATEMENT OF CHANGES IN NET ASSETS

April 29, 2013* through December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(134,528)
Net realized loss on investment transactions	(176,186)
Net change in unrealized appreciation (depreciation) on investments	27,725,085

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	27,414,371

FUND SHARE TRANSACTIONS:
Fund share sold [45,896,551 shares]	473,993,281
Fund share repurchased [689,772 shares]	(6,773,857)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	467,219,424

TOTAL INCREASE IN NET ASSETS	494,633,795
NET ASSETS:
Beginning of period	—

End of period	$494,633,795

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST PIMCO LIMITED MATURITY BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 67.4% ASSET-BACKED SECURITIES — 1.0%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Collateralized Debt Obligations — 0.1%
Kingsland I Ltd., Series 2005-1A, Class A1A, 144A	0.494%	(c)	06/13/19	$613	$612,817

Collateralized Loan Obligations
Black Diamond CLO Delaware Corp. (Cayman Islands), Series 2005-1A, Class A1A, 144A	0.495%	(c)	06/20/17	20	20,331
BlueMountain CLO Ltd. (Cayman Islands), Series 2005-1A, Class A1F, 144A	0.478%	(c)	11/15/17	327	326,175

					346,506

Non-Residential Mortgage-Backed Securities — 0.1%
EFS Volunteer LLC, Series 2010-1, Class A1, 144A	1.088%	(c)	10/26/26	1,018	1,022,165

Residential Mortgage-Backed Securities — 0.8%
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE6, Class M1	0.795%	(c)	09/25/34	1,123	1,018,802
Bear Stearns Asset-Backed Securities Trust, Series 2007-HE7, Class 1A1	1.165%	(c)	10/25/37	3,195	2,995,293
Carrington Mortgage Loan Trust, Series 2007-HE1, Class A1	0.265%	(c)	06/25/37	801	779,229
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-HE30, Class A2	0.865%	(c)	07/25/32	3	2,152
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-HE1, Class A2	0.905%	(c)	08/25/32	98	83,731
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB6, Class A1, 144A	0.285%	(c)	07/25/37	865	534,057
First NLC Trust, Series 2007-1, Class A1, 144A	0.236%	(c)	08/25/37	1,742	879,809
Household Home Equity Loan Trust, Series 2005-1, Class A	0.457%	(c)	01/20/34	1,339	1,329,143
Long Beach Mortgage Loan Trust, Series 2004-4, Class 1A1	0.726%	(c)	10/25/34	23	22,027
Renaissance Home Equity Loan Trust, Series 2003-3, Class A	0.665%	(c)	12/25/33	254	246,940
Renaissance Home Equity Loan Trust, Series 2004-3, Class AV2A	0.525%	(c)	11/25/34	140	114,070
Securitized Asset-Backed Receivables LLC Trust, Series 2007-BR5, Class A2A	0.296%	(c)	05/25/37	1,279	778,898

					8,784,151

TOTAL ASSET-BACKED SECURITIES (cost $12,653,850)					10,765,639

BANK LOANS(c) — 0.4%
Healthcare Products
Biomet, Inc., Term Loan B	3.165%		03/25/15	37	36,878

Healthcare Providers & Services — 0.4%
HCA, Inc., Term Loan A-2	2.669%		05/02/16	3,450	3,447,126

TOTAL BANK LOANS (cost $3,478,448)					3,484,004

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.7%
Commercial Mortgage Pass-Through Certificates, Series 2010-C1, Class A1, 144A	3.156%		07/10/46	4,018	4,137,808

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#			Value (Note 2)

Merrill Lynch Floating Trust, Series 2008-LAQA, Class A1, 144A	0.732%	(c)	07/09/21	$		3,249	$3,241,464

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $7,231,466)							7,379,272

CORPORATE OBLIGATIONS — 15.9%
Diversified Financial Services — 0.1%
Morgan Stanley, Sr. Unsec’d. Notes	3.450%		11/02/15			800	832,725

Electric — 0.4%
Orange & Rockland Utilities, Inc., Sr. Unsec’d. Notes, 144A	2.500%		08/15/15(g)			1,500	1,527,875
Tokyo Electric Power Co., Inc. (The) (Japan), Sec’d. Notes	4.500%		03/24/14		EUR	2,000	2,764,809

							4,292,684

Financial Services — 5.9%
Ally Financial, Inc., Gtd. Notes	3.439%	(c)	02/11/14			7,300	7,317,520
Ally Financial, Inc., Series 8, Gtd. Notes	6.750%		12/01/14			100	104,750
Banco Bradesco SA (Brazil), Sr. Unsec’d. Notes, 144A	2.338%	(c)	05/16/14			6,900	6,906,417
CIT Group, Inc., Sr. Unsec’d. Notes, 144A	5.250%		04/01/14			7,200	7,272,000
Citigroup, Inc., Sr. Unsec’d. Notes	0.518%	(c)	11/05/14			2,800	2,798,916
Denali Borrower LLC/Denali Finance Corp., Sr. Sec’d. Notes, 144A	5.625%		10/15/20			1,800	1,784,250
Doric Nimrod Air Finance Alpha Ltd. 2012-1, Class A, Pass-Through Trust (United Arab Emirates), Pass-Through Certificates, 144A	5.125%		11/30/24			939	952,676
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.375%		01/16/18			7,200	7,271,712
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	3.875%		01/15/15			800	825,483
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	7.000%		04/15/15			1,000	1,076,367
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	8.000%		06/01/14			800	824,422
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.950%		01/18/18			1,000	1,136,938
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.400%		07/22/20			390	419,234
JPMorgan Chase & Co., Sr. Unsec’d. Notes	6.300%		04/23/19			200	236,051
JPMorgan Chase Bank NA, Sub. Notes	0.994%	(c)	05/31/17		EUR	4,100	5,572,706
JPMorgan Chase Bank NA, Sub. Notes	4.375%	(c)	11/30/21		EUR	1,700	2,439,555
JPMorgan Chase Bank NA, Sub. Notes	6.000%		10/01/17			2,400	2,745,886
Lehman Brothers Holdings, Inc., MTN(i)	3.011%		12/23/49			4,200	882,000
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	0.525%	(c)	05/30/14		EUR	7,400	10,179,912
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	5.450%		07/15/14			1,300	1,333,747

							62,080,542

Financial–Bank & Trust — 5.5%
Banco do Brasil SA (Brazil), Sr. Unsec’d. Notes, 144A	4.500%		01/22/15			2,000	2,045,000
Banco do Brasil SA (Brazil), Sr. Unsec’d. Notes, 144A	4.500%		01/20/16		EUR	4,900	7,021,399
Banco Santander Brazil SA (Brazil), Sr. Unsec’d. Notes, 144A	2.343%	(c)	03/18/14(g)			500	500,036
Banco Santander Chile (Chile), Sr. Unsec’d. Notes, 144A	1.842%	(c)	01/19/16(g)			6,500	6,454,500
Banco Santander Chile (Chile), Sr. Unsec’d. Notes, 144A	3.750%		09/22/15			4,500	4,641,331

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Financial–Bank & Trust (continued)
Banco Votorantim Ltd. (Brazil), Sr. Unsec’d. Notes, 144A	3.247%	(c)	03/28/14(g)		$4,400	$4,399,214
Bank of America Corp., Sr. Unsec’d. Notes	7.625%		06/01/19		400	496,131
Canadian Imperial Bank of Commerce (Canada), Covered Bonds, 144A	2.600%		07/02/15		4,000	4,126,000
DNB Bank ASA (Norway), Sr. Unsec’d. Notes, 144A	3.200%		04/03/17		900	940,905
Eksportfinans ASA (Norway), Sr. Unsec’d. Notes	0.890%		06/16/15	JPY	100,000	906,588
Eksportfinans ASA (Norway), Sr. Unsec’d. Notes	2.000%		09/15/15		2,000	1,970,000
Eksportfinans ASA (Norway), Sr. Unsec’d. Notes	2.375%		05/25/16		900	885,375
Eksportfinans ASA (Norway), Sr. Unsec’d. Notes	3.000%		11/17/14		450	451,800
Eksportfinans ASA (Norway), Sr. Unsec’d. Notes	5.500%		05/25/16		500	527,500
Eksportfinans ASA (Norway), Sr. Unsec’d. Notes	5.500%		06/26/17		500	527,250
Eksportfinans ASA (Norway), Unsec’d. Notes, MTN	1.570%		02/14/18	JPY	500,000	4,237,988
ICICI Bank Ltd. (India), Sr. Unsec’d. Notes, 144A	1.988%	(c)	02/24/14		5,300	5,301,537
KFW (Germany), Gov’t. Gtd. Notes, MTN	6.250%		05/19/21	AUD	4,800	4,679,069
Nordea Bank AB (Sweden), Sr. Unsec’d. Notes, 144A	1.143%	(c)	01/14/14		6,600	6,602,158
UBS AG (Switzerland), Sr. Unsec’d. Notes	1.238%	(c)	01/28/14		1,221	1,222,065

						57,935,846

Foods
Woolworths Ltd. (Australia), Gtd. Notes, 144A	2.550%		09/22/15		623	640,562

Healthcare Providers & Services — 0.5%
Fresenius Medical Care US Finance, Inc. (Germany), Gtd. Notes	6.875%		07/15/17		4,500	5,107,500

Home Builders — 1.5%
D.R. Horton, Inc., Gtd. Notes	6.500%		04/15/16		2,500	2,731,250
Lennar Corp., Series B, Gtd. Notes	5.600%		05/31/15		9,195	9,654,750
PulteGroup, Inc., Gtd. Notes	5.200%		02/15/15		3,000	3,120,000

						15,506,000

Insurance — 0.7%
American International Group, Inc., Sr. Unsec’d. Notes	8.250%		08/15/18		2,665	3,333,595
American International Group, Inc., Sr. Unsec’d. Notes, MTN	5.450%		05/18/17		1,900	2,123,668
Monumental Global Funding III, Sr. Sec’d. Notes, 144A	0.444%	(c)	01/15/14		2,000	2,000,220

						7,457,483

Metals & Mining — 0.1%
CSN Islands XI Corp. (Brazil), Gtd. Notes, 144A	6.875%		09/21/19		700	726,250

Oil & Gas — 1.2%
Florida Gas Transmission Co. LLC, Sr. Unsec’d. Notes, 144A	4.000%		07/15/15(g)		1,150	1,199,062
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	8.146%		04/11/18		4,900	5,769,750
Reliance Holdings USA, Inc. (India), Sr. Unsec’d. Notes, RegS	4.500%		10/19/20(g)		300	296,427
Southwestern Energy Co., Gtd. Notes	4.100%		03/15/22		900	892,178

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Oil & Gas (continued)
Transocean, Inc., Gtd. Notes	4.950%		11/15/15		$4,100	$4,392,084

						12,549,501

TOTAL CORPORATE OBLIGATIONS (cost $162,565,450)						167,129,093

FOREIGN GOVERNMENT BONDS — 4.8%
Brazil Letras do Tesouro Nacional (Brazil), Notes	9.610%	(s)	01/01/17	BRL	89,500	26,714,987
Brazil Notas do Tesouro Nacional (Brazil), Series F, Notes	10.000%		01/01/14	BRL	861	364,940
Brazil Notas do Tesouro Nacional (Brazil), Series F, Notes	10.000%		01/01/21	BRL	126	46,398
Brazil Notas do Tesouro Nacional (Brazil), Series F, Notes	10.000%		01/01/23	BRL	126	45,018
Brazil Notas do Tesouro Nacional (Brazil), Series F, Sr. Notes	10.000%		01/01/17	BRL	6,738	2,699,858
Mexican Bonos (Mexico), Bonds	10.000%		12/05/24	MXN	171,100	16,733,518
Slovenia Government International Bond (Slovenia), Sr. Notes, 144A	4.700%		11/01/16(g)	EUR	3,000	4,243,293

TOTAL FOREIGN GOVERNMENT BONDS (cost $57,009,792)						50,848,012

MUNICIPAL BONDS — 0.1%
California — 0.1%
State of California, General Obligation Unlimited	4.850%		10/01/14		800	824,296

New Jersey
New Jersey Transportation Trust Fund Authority, Revenue Bonds	6.875%		12/15/39		500	531,285

TOTAL MUNICIPAL BONDS (cost $1,313,711)						1,355,581

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 19.4%
Banc of America Alternative Loan Trust, Series 2006-2, Class 6A1	5.500%		03/25/21		1,807	1,860,086
Banc of America Alternative Loan Trust, Series 2007-1, Class 1A1	8.638%	(c)	04/25/22		1,052	1,084,277
Banc of America Funding Corp., Series 2004-A, Class 1A3	5.773%	(c)	09/20/34		367	369,720
Banc of America Funding Corp., Series 2005-D, Class A1	2.632%	(c)	05/25/35		398	402,482
Banc of America Mortgage Securities, Series 2005-6, Class 1A1	5.500%		07/25/35		691	684,860
BCAP LLC Trust, Series 2011-RR4, Class 7A1, 144A	5.250%		04/26/37		1,484	1,407,477
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-1, Class 6A1	2.574%	(c)	04/25/33		72	73,732
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-8, Class 2A1	2.761%	(c)	01/25/34		309	309,634
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-9, Class 2A1	2.831%	(c)	02/25/34		364	356,527
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 13A1	2.758%	(c)	11/25/34		3,438	3,231,063
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-5, Class A1	2.210%	(c)	08/25/35		365	365,663
Bear Stearns Alt-A Trust, Series 2005-7, Class 22A1	2.708%	(c)	09/25/35		2,030	1,769,124

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Bear Stearns Alt-A Trust, Series 2005-10, Class 24A1	2.328%	(c)	01/25/36	$2,752	$1,944,689
Bear Stearns Structured Products, Inc., Series 2007-R6, Class 1A1	2.502%	(c)	01/26/36	3,319	2,522,565
Bear Stearns Structured Products, Inc., Series 2007-R6, Class 2A1	2.591%	(c)	12/26/46	3,287	1,923,323
Chase Mortgage Finance Corp., Series 2005-S3, Class A10	5.500%		11/25/35	5,900	5,676,827
Citicorp Mortgage Securities, Inc., Series 2005-3, Class 1A2	5.500%		04/25/35	42	42,575
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A1	2.200%	(c)	09/25/35	680	670,093
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A3	1.940%	(c)	09/25/35	151	149,709
Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1	6.250%		12/25/33	91	94,580
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-J7, Class 4A2	0.565%	(c)	08/25/18	43	41,268
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-R4, Class 2A, 144A	6.500%	(c)	01/25/34	276	285,508
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-25, Class 2A1	0.505%	(c)	02/25/35	760	654,213
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-J9, Class 2A5	5.500%		01/25/35	873	896,165
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-3, Class 2A1	0.455%	(c)	04/25/35	1,151	933,602
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-11, Class 3A1	2.645%	(c)	04/25/35	1,071	936,847
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-R2, Class 1AF1, 144A	0.505%	(c)	06/25/35	1,623	1,405,599
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1	6.500%		04/25/33	39	38,997
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR15, Class 2A1	2.292%	(c)	06/25/33	966	948,369
Fannie Mae REMICS, Series 1988-22, Class A	2.033%	(c)	08/25/18	2	2,153
Fannie Mae REMICS, Series 1996-39, Class H	8.000%		11/25/23	29	32,792
Fannie Mae REMICS, Series 2004-11, Class A	0.285%	(c)	03/25/34	340	336,830
Fannie Mae REMICS, Series 2006-5, Class 3A2	2.369%	(c)	05/25/35	260	268,299
Fannie Mae REMICS, Series 2007-114, Class A6	0.365%	(c)	10/27/37	11,300	11,213,250
FHLMC Structured Pass-Through Securities, Series T-57, Class 1A1	6.500%		07/25/43	1,475	1,638,843
FHLMC Structured Pass-Through Securities, Series T-59, Class 1A2	7.000%		10/25/43	904	1,017,178
FHLMC Structured Pass-Through Securities, Series T-61, Class 1A1	1.544%	(c)	07/25/44	1,191	1,211,600
FHLMC Structured Pass-Through Securities, Series T-62, Class 1A1	1.344%	(c)	10/25/44	4,182	4,237,856
FHLMC Structured Pass-Through Securities, Series T-75, Class A1	0.205%	(c)	12/25/36	2,524	2,504,995
First Horizon Alternative Mortgage Securities, Series 2004-AA3, Class A1	2.192%	(c)	09/25/34	724	704,441
GMAC Mortgage Corp. Loan Trust, Series 2004-AR1, Class 12A	3.173%	(c)	06/25/34	264	269,425
GMAC Mortgage Corp. Loan Trust, Series 2004-AR1, Class 22A	3.031%	(c)	06/25/34	709	671,705
GNMA Structured Securities, Series 2012-H27, Class FA	0.569%	(c)	10/20/62	29,622	29,350,050

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Government National Mortgage Assoc., Series 1998-15, Class C	6.500%		06/20/28	$695	$776,004
Government National Mortgage Assoc., Series 2012-H08, Class FB	0.769%	(c)	03/20/62	4,989	4,988,476
Government National Mortgage Assoc., Series 2012-H20, Class PT	0.990%	(c)	07/20/62	15,564	15,775,447
Government National Mortgage Assoc., Series 2012-H29, Class FA	0.684%	(c)	10/20/62	54,932	54,717,595
GreenPoint Mortgage Funding Trust, Series 2005-AR2, Class A1	0.395%	(c)	06/25/45	469	398,173
GreenPoint Mortgage Pass-Through Certificates, Series 2003-1, Class A1	2.792%	(c)	10/25/33	511	505,039
GSR Mortgage Loan Trust, Series 2004-7, Class 1A1	2.457%	(c)	06/25/34	93	92,379
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1	2.648%	(c)	09/25/35	1,462	1,452,419
GSR Mortgage Loan Trust, Series 2005-AR7, Class 5A1	5.045%	(c)	11/25/35	838	770,816
GSR Mortgage Loan Trust, Series 2006-AR2, Class 2A1	2.697%	(c)	04/25/36	2,354	2,180,179
HarborView Mortgage Loan Trust, Series 2004-6, Class 3A2A	2.704%	(c)	08/19/34	1,228	1,219,128
HomeBanc Mortgage Trust, Series 2005-4, Class A1	0.435%	(c)	10/25/35	705	613,512
JPMorgan Mortgage Trust, Series 2005-A1, Class 6T1	3.554%	(c)	02/25/35	91	91,794
JPMorgan Mortgage Trust, Series 2006-A2, Class 5A1	2.550%	(c)	11/25/33	555	552,053
JPMorgan Mortgage Trust, Series 2007-A1, Class 1A1	2.774%	(c)	07/25/35	1,181	1,175,554
JPMorgan Mortgage Trust, Series 2007-A1, Class 3A3	2.813%	(c)	07/25/35	602	605,184
MLCC Mortgage Investors, Inc., Series 2005-2, Class 2A	2.380%	(c)	10/25/35	998	997,443
MLCC Mortgage Investors, Inc., Series 2005-2, Class 3A	1.165%	(c)	10/25/35	1,278	1,253,300
NACC Reperforming Loan REMIC Trust, Series 2004-R1, Class A2, 144A	7.500%		03/25/34	1,482	1,592,654
NCUA Guaranteed Notes, Series 2010-R2, Class 1A	0.539%	(c)	11/06/17	4,419	4,424,941
Reperforming Loan REMIC Trust, Series 2004-R1, Class 2A, 144A	6.500%		11/25/34	195	197,040
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-4, Class 3A2	2.495%	(c)	04/25/34	1,421	1,420,157
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-23, Class 1A3	2.737%	(c)	01/25/36	256	243,331
Structured Asset Mortgage Investments, Inc., Series 2005-AR5, Class A1	0.416%	(c)	07/19/35	638	588,875
Washington Mutual Mortgage Pass-Through Certificates, Series 2002-AR2, Class A	2.207%	(c)	02/27/34	172	169,960
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR1, Class A5	2.206%	(c)	03/25/33	238	236,665
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR5, Class A7	2.454%	(c)	06/25/33	441	435,291
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR9, Class 2A	2.443%	(c)	09/25/33	2,265	2,270,871
Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR1, Class A	2.530%	(c)	03/25/34	209	207,796

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR1, Class A1A	0.485%	(c)	01/25/45	$36	$34,446
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR6, Class 2A1A	0.395%	(c)	04/25/45	1,170	1,099,958
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR9, Class A1A	0.485%	(c)	07/25/45	3,763	3,554,411
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1	0.455%	(c)	10/25/45	9,622	8,908,743
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR15, Class A1A1	0.425%	(c)	11/25/45	462	419,934
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR3, Class A1A	1.143%	(c)	02/25/46	1,254	1,173,647
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR9, Class 1A	1.139%	(c)	08/25/46	777	665,205
Wells Fargo Mortgage-Backed Securities Trust, Series 2003-M, Class A1	2.618%	(c)	12/25/33	129	130,663
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-H, Class A1	2.620%	(c)	06/25/34	2,997	3,035,534
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR1, Class 2A1	2.610%	(c)	02/25/35	887	880,909

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $208,237,549)					204,394,517

U.S. GOVERNMENT AGENCY OBLIGATIONS — 6.0%
Federal Home Loan Mortgage Corp.	2.368%	(c)	01/01/34	52	54,792
Federal Home Loan Mortgage Corp.	2.460%	(c)	12/01/26	15	15,239
Federal Home Loan Mortgage Corp.	2.526%	(c)	07/01/29	38	40,721
Federal National Mortgage Assoc.	2.011%	(c)	01/01/25	5	4,811
Federal National Mortgage Assoc.	2.392%	(c)	12/01/29	32	32,447
Federal National Mortgage Assoc.	2.395%	(c)	04/01/32	8	8,248
Federal National Mortgage Assoc.	3.000%		05/01/43-08/01/43	25,681	24,409,622
Federal National Mortgage Assoc.	4.000%		12/01/41-04/01/42	29,099	29,980,231
Federal National Mortgage Assoc.	4.240%	(c)	04/01/24	14	14,360
Federal National Mortgage Assoc.	4.500%		04/01/29-12/01/41	4,671	4,966,122
Federal National Mortgage Assoc.	5.000%		TBA	3,000	3,258,047
Federal National Mortgage Assoc.	5.179%	(c)	03/01/17	41	42,058
Government National Mortgage Assoc.	1.625%	(c)	05/20/24-11/20/29	271	280,373
Government National Mortgage Assoc.	2.000%	(c)	07/20/17-07/20/24	21	21,754
Government National Mortgage Assoc.	2.500%	(c)	09/20/17	7	7,307

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $64,593,469)					63,136,132

U.S. TREASURY OBLIGATIONS — 19.1%
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625%		02/15/43	7,450	5,819,430
U.S. Treasury Inflation Indexed Bonds, TIPS	2.000%		01/15/26	14,800	19,280,597
U.S. Treasury Inflation Indexed Bonds, TIPS	2.375%		01/15/27	7,100	9,472,040
U.S. Treasury Inflation Indexed Bonds, TIPS	2.500%		01/15/29	4,770	6,098,049
U.S. Treasury Inflation Indexed Bonds, TIPS	3.875%		04/15/29	900	1,752,409

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

U.S. TREASURY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. Treasury Notes	0.250%	01/31/14	$9,000	$9,001,404
U.S. Treasury Notes	1.125%	04/30/20	8,600	8,037,637
U.S. Treasury Notes	1.500%	08/31/18	123,900	123,270,836
U.S. Treasury Notes	1.750%	10/31/20	19,000	18,228,125

TOTAL U.S. TREASURY OBLIGATIONS (cost $209,662,210)				200,960,527

TOTAL LONG-TERM INVESTMENTS (cost $726,745,945)				709,452,777

SHORT-TERM INVESTMENTS — 30.5%
U.S. GOVERNMENT AGENCY OBLIGATIONS(n) — 16.6%
Federal Home Loan Bank	0.060%	01/02/14	15,000	15,000,000
Federal Home Loan Mortgage Corp.	0.030%	01/08/14	3,300	3,299,978
Federal Home Loan Mortgage Corp.	0.065%	01/15/14	121,300	121,298,260
Federal Home Loan Mortgage Corp.	0.068%	01/17/14	11,300	11,299,674
Federal Home Loan Mortgage Corp.	0.190%	01/15/14	6,200	6,199,911
Federal National Mortgage Assoc.	0.065%	01/06/14-01/24/14	15,000	14,999,843
Federal National Mortgage Assoc.	0.125%	01/27/14	2,500	2,499,929

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $174,595,590)				174,597,595

REPURCHASE AGREEMENTS(m) — 8.1%
Barclays Capital, Inc., 0.010%, dated 12/31/13,due 01/02/14 in the amount of $7,700,004			7,700	7,700,000
Citigroup Global Markets, 0.010%, dated 12/31/13,due 01/02/14 in the amount of $16,600,009			16,600	16,600,000
Credit Suisse Securities (USA), 0.010%, dated 12/31/13,due 01/02/14 in the amount of $19,800,011			19,800	19,800,000
J.P.Morgan Securities LLC, 0.030%, dated 12/31/13,due 01/02/14 in the amount of $5,400,009			5,400	5,400,000
J.P.Morgan Securities LLC, 0.050%, dated 12/31/13,due 01/02/14 in the amount of $2,000,006			2,000	2,000,000
J.P.Morgan Securities LLC, 0.060%, dated 12/31/13,due 01/02/14 in the amount of $15,000,050			15,000	15,000,000
Morgan Stanley & Co. LLC, 0.020%, dated 12/31/13,due 01/02/14 in the amount of $5,800,006			5,800	5,800,000
RBS Securities, Inc., 0.080%, dated 11/12/13,due 01/10/14 in the amount of $13,101,718(g)			13,100	13,100,000

TOTAL REPURCHASE AGREEMENTS (cost $85,400,000)				85,400,000

U.S. TREASURY OBLIGATIONS(n) — 4.9%
U.S. Treasury Bills	0.003%	02/06/14	2,300	2,299,993
U.S. Treasury Bills	0.010%	01/16/14	17,900	17,899,925
U.S. Treasury Bills	0.028%	01/02/14-01/09/14	16,300	16,299,945
U.S. Treasury Bills	0.030%	01/30/14	2,000	1,999,969
U.S. Treasury Bills	0.040%	01/30/14	3,000	2,999,953
U.S. Treasury Bills	0.041%	01/16/14	1,100	1,099,981
U.S. Treasury Bills	0.085%	02/06/14	1,700	1,699,967
U.S. Treasury Bills	0.140%	01/16/14	4,000	3,999,930

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

U.S. TREASURY OBLIGATIONS(n) (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. Treasury Bills	0.143%	01/09/14-02/06/14	$3,012	$3,011,954

TOTAL U.S. TREASURY OBLIGATIONS (cost $51,311,004)				51,311,617

FOREIGN TREASURY OBLIGATIONS(n) — 0.8%
Mexico Cetes (Mexico)	3.370%	03/27/14	40,600	308,593
Mexico Cetes (Mexico)	3.560%	03/20/14	278,650	2,118,201
Mexico Cetes (Mexico)	3.560%	06/12/14	411,146	3,099,285
Mexico Cetes (Mexico)	3.570%	02/13/14	106,350	811,401
Mexico Cetes (Mexico)	3.660%	04/03/14	41,200	312,772
Mexico Cetes (Mexico)	3.690%	06/26/14	199,200	1,499,573
Mexico Cetes (Mexico)	15.600%	01/16/14	29,280	221,993

TOTAL FOREIGN TREASURY OBLIGATIONS (cost $8,439,479)				8,371,818

CERTIFICATE OF DEPOSIT(n) — 0.1%
Banco Brasil NY(cost $1,196,365)	1.300%	03/27/14	1,200	1,198,311

			Shares
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $295,249)(w)			295,249	295,249

TOTAL SHORT-TERM INVESTMENTS (cost $321,237,687)				321,174,590

TOTAL INVESTMENTS, BEFORE SECURITY SOLD SHORT — 97.9% (cost $1,047,983,632)				1,030,627,367

			Principal Amount (000)#
SECURITIES SOLD SHORT — (0.1)%
U.S. GOVERNMENT AGENCY OBLIGATION
Federal National Mortgage Assoc.(proceeds received $1,029,375)	4.000%	TBA	$1,000	(1,026,250)

TOTAL INVESTMENTS, NET OF SECURITY SOLD SHORT — 97.8% (cost $1,046,954,257)				1,029,601,117
OTHER ASSETS IN EXCESS OF LIABILITIES(x) — 2.2%.				22,944,667

NET ASSETS — 100.0%				$1,052,545,784

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
CDX	Credit Derivative Index
CLO	Collateralized Loan Obligation

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

GNMA	Government National Mortgage Assoc.
FHLMC	Federal Home Loan Mortgage Corporation
iTraxx	International credit default index
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REMIC	Real Estate Mortgage Investment Conduit
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	Chinese Yuan
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
USD	United States Dollar

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2013.

(g)	Indicates a security that has been deemed illiquid.

(i)	Represents issuer in default on interest payments. Non-income producing security.

(m)	Repurchase agreements are collateralized by Federal Home Loan Mortgage (coupon rate 2.255%, maturity date 12/05/22) and U.S. Treasury Notes (coupon rates 0.125 - 2.375%, maturity dates 04/30/15 - 12/31/20), with the aggregate value, including accrued interest, of $87,052,991.

(n)	Rate shown reflects yield to maturity at purchase date.

(s)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)(1)
Long Positions:
2,215	90 Day Euro Dollar	Jun. 2016	$545,556,243	$544,087,063	$(1,469,180)
459	90 Day Euro Dollar	Sep. 2016	112,918,110	112,391,888	(526,222)
344	10 Year U.S. Treasury Notes	Mar. 2014	43,247,250	42,328,125	(919,125)

					(2,914,527)

Short Positions:
47	20 Year U.S. Treasury Bonds	Mar. 2014	6,160,644	6,030,688	129,956
7	30 Year U.S. Ultra Treasury Bonds	Mar. 2014	954,958	953,750	1,208
4	30 Year USD Deliverable Interest Rate Swap	Mar. 2014	393,656	384,875	8,781

					139,945

					$(2,774,582)

(1)	Cash of $2,134,000 has been segregated to cover requirements for open futures contracts as of December 31, 2013.

Forward foreign currency exchange contracts outstanding at December 31, 2013:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 01/06/14	Barclays Capital Group	AUD	7,224	$6,404,329	$6,447,676	$43,347
Brazilian Real,
Expiring 01/03/14	Morgan Stanley	BRL	37,686	16,132,496	15,960,964	(171,532)
Expiring 01/03/14	Morgan Stanley	BRL	29,473	12,657,637	12,482,846	(174,791)
British Pound,
Expiring 01/02/14	Credit Suisse First Boston Corp.	GBP	382	621,896	632,567	10,671

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Chinese Yuan,
Expiring 04/07/16	JPMorgan Chase	CNY	12,107	$2,040,000	$1,965,343	$(74,657)
Euro,
Expiring 01/02/14	Citigroup Global Markets	EUR	24,439	33,645,171	33,620,809	(24,362)
Expiring 01/02/14	Citigroup Global Markets	EUR	1,684	2,306,080	2,316,684	10,604
Mexican Peso,
Expiring 03/06/14	BNP Paribas	MXN	8,726	667,600	664,861	(2,739)

				$74,475,209	$74,091,750	$(383,459)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 01/06/14	Citigroup Global Markets	AUD	7,224	$6,592,752	$6,447,676	$145,076
Expiring 02/04/14	Barclays Capital Group	AUD	7,224	6,392,099	6,435,248	(43,149)
Brazilian Real,
Expiring 01/03/14	Credit Suisse First Boston Corp.	BRL	25,406	10,809,226	10,760,219	49,007
Expiring 01/03/14	Credit Suisse First Boston Corp.	BRL	12,534	5,328,160	5,308,516	19,644
Expiring 01/03/14	Deutsche Bank	BRL	3,766	1,605,000	1,595,072	9,928
Expiring 01/03/14	Morgan Stanley	BRL	25,453	10,792,366	10,780,002	12,364
Expiring 02/04/14	Morgan Stanley	BRL	37,686	16,006,418	15,830,314	176,104
Expiring 02/04/14	Morgan Stanley	BRL	29,473	12,558,400	12,380,666	177,734
British Pound,
Expiring 01/02/14	Credit Suisse First Boston Corp.	GBP	382	618,627	632,568	(13,941)
Expiring 02/04/14	Barclays Capital Group	GBP	382	621,754	632,423	(10,669)
Canadian Dollar,
Expiring 03/20/14	Citigroup Global Markets	CAD	5,753	5,420,634	5,405,413	15,221
Chinese Yuan,
Expiring 04/07/16	JPMorgan Chase	CNY	12,107	1,882,955	1,965,343	(82,388)
Euro,
Expiring 01/02/14	Goldman Sachs & Co.	EUR	187	254,507	257,256	(2,749)
Expiring 01/02/14	JPMorgan Chase	EUR	22,695	30,538,778	31,221,583	(682,805)
Expiring 01/02/14	JPMorgan Chase	EUR	192	264,062	264,135	(73)
Expiring 01/02/14	Westpac Banking Corp.	EUR	3,049	4,102,439	4,194,519	(92,080)
Expiring 02/04/14	Citigroup Global Markets	EUR	24,439	33,644,414	33,620,116	24,298
Expiring 02/04/14	Deutsche Bank	EUR	165	225,073	226,987	(1,914)
Expiring 02/04/14	Deutsche Bank	EUR	145	198,241	199,473	(1,232)
Expiring 02/04/14	Deutsche Bank	EUR	143	195,495	196,722	(1,227)
Japanese Yen,
Expiring 02/18/14	Deutsche Bank	JPY	58,100	563,957	551,836	12,121
Expiring 02/18/14	Hong Kong & Shanghai Bank	JPY	503,900	5,074,435	4,786,061	288,374
Mexican Peso,
Expiring 01/16/14	BNP Paribas	MXN	4,394	338,410	336,062	2,348
Expiring 02/13/14	BNP Paribas	MXN	38,227	2,936,829	2,917,233	19,596
Expiring 03/06/14	BNP Paribas	MXN	48,174	3,679,414	3,670,487	8,927
Expiring 03/06/14	Morgan Stanley	MXN	213,837	16,188,103	16,292,893	(104,790)
Expiring 03/27/14	BNP Paribas	MXN	9,569	733,107	727,890	5,217
Expiring 05/15/14	BNP Paribas	MXN	7,894	602,886	598,175	4,711
Expiring 06/12/14	Citigroup Global Markets	MXN	31,545	2,402,718	2,385,100	17,618
Expiring 06/12/14	Goldman Sachs & Co.	MXN	7,412	564,900	560,416	4,484
Expiring 06/26/14	JPMorgan Chase	MXN	10,201	776,239	770,470	5,769

				$181,912,398	$181,950,874	$(38,476)

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest rate swap agreements outstanding at December 31, 2013:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
AUD	6,700	06/15/22	4.750%	6 month Australian Bank Bill rate(1)	$155,059	$(30,950)	$186,009	UBS AG
BRL	26,100	01/02/17	8.650%	Brazilian interbank overnight lending rate(1)	(791,279)	16,279	(807,558)	HSBC Bank USA
BRL	21,400	01/02/17	8.860%	Brazilian interbank overnight lending rate(1)	(539,655)	148,933	(688,588)	Bank of America
BRL	8,100	01/02/17	9.010%	Brazilian interbank overnight lending rate(1)	(192,172)	77,873	(270,045)	JPMorgan Chase & Co.

					$(1,368,047)	$212,135	$(1,580,182)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation
	Exchange-traded swap agreements:
AUD	51,300	06/18/19	4.000%	6 month Australian Bank Bill rate(1)	$(65,091)	$(32,465)	$32,626
AUD	24,800	06/15/22	4.500%	6 month Australian Bank Bill rate(1)	97,634	157,733	60,099
	5,300	06/19/43	2.750%	3 month LIBOR(1)	317,571	1,153,315	835,744
	50,300	12/18/43	3.250%	3 month LIBOR(1)	2,407,861	6,349,749	3,941,888
	13,900	12/18/43	3.500%	3 month LIBOR(1)	786,740	1,103,494	316,754

					$3,544,715	$8,731,826	$5,187,111

(1)	Portfolio pays the floating rate and receives the fixed rate.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at December 31, 2013:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at December 31, 2013(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues — Sell Protection(1):
BP Capital Markets America	06/20/15	5.000%	$1,950	0.096%	$145,769	$9,064	$136,705	Goldman Sachs Capital Markets, L.P.
BP Capital Markets America	06/20/15	5.000%	1,400	0.096%	104,654	12,471	92,183	Goldman Sachs Capital Markets, L.P.
BP Capital Markets America	06/20/15	5.000%	700	0.096%	52,055	(6,501)	58,556	Goldman Sachs Capital Markets, L.P.
Citigroup, Inc.	09/20/14	1.000%	8,600	0.106%	52,935	(36,519)	89,454	Deutsche Bank AG
Federal Republic of Brazil	03/20/16	1.000%	6,200	1.040%	(4,854)	(25,960)	21,106	Citigroup, Inc.

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Credit default swap agreements outstanding at December 31, 2013 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)		Implied Credit Spread at December 31, 2013(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues – Sell Protection(1) (continued)
Japan Gov’t. Series 55	03/20/16	1.000%		4,400	0.148%	$85,386	$14,115	$71,271	Goldman Sachs Capital Markets, L.P.
Japan Gov’t. Series 55	03/20/16	1.000%		2,800	0.148%	54,570	11,598	42,972	Royal Bank of Scotland PLC
Lloyds Bank	09/20/17	3.000%	EUR	4,300	0.573%	534,047	25,441	508,606	Morgan Stanley
Lloyds Bank	09/20/17	3.000%	EUR	1,200	0.573%	149,036	8,507	140,529	Deutsche Bank AG
People’s Republic of China	09/20/16	1.000%		4,400	0.373%	77,732	(10,235)	87,967	Morgan Stanley

						$1,251,330	$1,981	$1,249,349

The Portfolio entered into credit default swap agreements on corporate and sovereign issues as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active short position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

Reference Entity/Obligation	Termination Date	Notional Amount (000)#(4)		Fixed Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
Over-the-counter credit default swaps – Buy Protection(2):
Chesapeake Energy Corp.	06/20/14		1,280	5.000%	$(29,644)	$4,064	$(33,708)	Goldman Sachs & Co.
Credit Agricole SA	12/20/16	EUR	2,800	1.000%	(55,935)	167,918	(223,853)	Citigroup, Inc.
Credit Agricole SA	12/20/16	EUR	1,650	1.000%	(32,961)	101,823	(134,784)	Goldman Sachs & Co.
D.R. Horton, Inc.	06/20/16		2,500	1.000%	(25,638)	65,383	(91,021)	Deutsche Bank
DJ iTraxx9EU 7YR Tranche 09-12%	06/20/15	EUR	6,100	1.000%	(106,782)	427,363	(534,145)	UBS AG
Lennar Corp.	06/20/15		9,200	5.000%	(629,175)	(242,592)	(386,583)	BNP Paribas
Pulte Group, Inc.	03/20/15		3,000	1.000%	(29,947)	57,458	(87,405)	BNP Paribas

					$(910,082)	$581,417	$(1,491,499)

Reference Entity/Obligation	Termination Date	Notional Amount (000)#(4)		Fixed Rate	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Exchange-traded credit default swaps – Buy Protection(2):
CDX.NA.IG.21	12/20/18		25,700	1.000%	$384,691	$471,724	$87,033
iTraxx Europe Crossover Series	06/20/17	EUR	14,896	5.000%	(1,177,518)	(2,292,352)	(1,114,834)
iTraxx Europe Crossover Series	12/20/17	EUR	25,323	5.000%	(1,220,710)	(3,941,660)	(2,720,950)

					$(2,013,537)	$(5,762,288)	$(3,748,751)

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Credit default swap agreements outstanding at December 31, 2013 (continued):

performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.

Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Debt Obligations	$—	$612,817	$—
Collateralized Loan Obligations	—	346,506	—
Non-Residential Mortgage-Backed Securities	—	1,022,165	—
Residential Mortgage-Backed Securities	—	8,784,151	—
Bank Loans	—	3,484,004	—
Commercial Mortgage-Backed Securities	—	7,379,272	—
Corporate Obligations	—	166,176,417	952,676
Foreign Government Bonds	—	50,848,012	—
Municipal Bonds	—	1,355,581	—
Residential Mortgage-Backed Securities	—	182,786,652	21,607,865
U.S. Government Agency Obligations	—	237,733,727	—
U.S. Treasury Obligations	—	252,272,144	—
Certificate of Deposit	—	1,198,311	—
Repurchase Agreements	—	85,400,000	—
Foreign Treasury Obligations	—	8,371,818	—
Affiliated Money Market Mutual Fund	295,249	—	—
Short Sales – U.S. Government Agency Obligation	—	(1,026,250)	—
Other Financial Instruments*
Futures	—	(2,774,582)	—
Foreign Forward Currency Contracts	—	(421,935)	—
Interest Rate Swaps	5,187,111	(1,580,182)	—
Credit Default Swaps	(3,748,751)	(242,150)	—

Total	$1,733,609	$1,001,726,478	$22,560,541

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities	Residential Mortgage-Backed Securities	Corporate Obligations
Balance as of 12/31/12	$335,850	$7,306,444	$1,041,250
Accrued discounts/premiums	(20)	(36,985)	(123,904)
Realized gain (loss)	(1,434)	1,556	—
Change in unrealized appreciation (depreciation)**	4,407	(1,638,711)	35,330
Purchases	—	15,975,561	—
Sales	(338,803)	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of 12/31/13	$—	$21,607,865	$952,676

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

**	Of which, $(84,894) was included in Net Assets relating to securities held at the reporting period end.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Valuation Committee, which contain unobservable inputs. Such methodologies include, but are not limited to, using prices provided by a single broker/dealer, the cost of the investment, and broker quotes adjusted for changes in yields of comparable U.S. Government and other securities using fixed income securities valuation model.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2013 were as follows:

U.S. Treasury Obligations	24.0%
U.S. Government Agency Obligations	22.6
Residential Mortgage-Backed Securities	20.2
Repurchase Agreements	8.1
Financial Services	5.9
Financial – Bank & Trust	5.5
Foreign Government Bonds	4.8
Home Builders	1.5
Oil & Gas	1.2
Healthcare Providers & Services	0.9
Foreign Treasury Obligations	0.8
Insurance	0.7

Commercial Mortgage-Backed Securities	0.7%
Electric	0.4
Municipal Bonds	0.1
Certificates of Deposit	0.1
Non-Residential Mortgage-Backed Securities	0.1
Collateralized Debt Obligations	0.1
Diversified Financial Services	0.1
Metals & Mining	0.1
U.S. Government Agency Obligation	(0.1)

97.8
Other assets in excess of liabilities	2.2

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker-variation margin	5,327,056	*	Due from broker-variation margin	2,914,527	*
Interest rate contracts	Unrealized appreciation on over the counter swap agreements	186,009		Unrealized depreciation on over the counter swap agreements	1,766,191
Interest rate contracts	Premiums paid for swap agreements	243,085		Premiums received for swap agreements	30,950
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	1,063,163		Unrealized depreciation on foreign currency forward contracts	1,485,098
Credit contracts	Due from broker-variation margin	87,033	*	Due from broker-variation margin	3,835,784	*
Credit contracts	Unrealized appreciation on over the counter swap agreements	1,249,349		Unrealized depreciation on over the counter swap agreements	1,491,499
Credit contracts	Premiums paid for swap agreements	905,205		Premiums received for swap agreements	321,807

Total		$9,060,900			$11,845,856

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Purchased Options(1)	Futures	Written Options	Swaps	Forward Currency Contracts(2)	Total
Interest rate contracts	$(779,309)	$4,953,032	$957,925	$6,195,777	$—	$11,327,425
Foreign exchange contracts	—	—	145	—	1,720,412	1,720,557
Commodity contracts	—	13,295	—	—	—	13,295
Credit contracts	—	—	—	(5,637,676)	—	(5,637,676)

Total	$(779,309)	$4,966,327	$958,070	$558,101	$1,720,412	$7,423,601

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Purchased Options(3)	Futures	Written Options	Swaps	Forward Currency Contracts(4)	Total
Interest rate contracts	$774,897	$(2,774,582)	$(954,560)	$(7,833,485)	$—	$(10,787,730)
Foreign exchange contracts	—	—	—	—	2,010,928	2,010,928
Credit contracts	—	—	—	(1,969,683)	—	(1,969,683)

Total	$774,897	$(2,774,582)	$(954,560)	$(9,803,168)	$2,010,928	$(10,746,485)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2013, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options(1)	Written Options(2)	Futures Contracts - Long Positions(3)	Futures Contracts - Short Positions(3)	Forward Foreign Currency Exchange Purchase Contracts(4)	Forward Foreign Currency Exchange Sale Contracts(5)	Interest Rate Swap Agreements(6)	Credit Default Swap Agreements - Buy Protection(6)	Credit Default Swap Agreements - Sell Protection(6)
$156,006	$191,614	$205,304,456	$62,844,574	$99,688,792	$240,164,075	$273,191,058	$97,923,244	$39,185,211

(1)	Cost.

(2)	Premium Received.

(3)	Value at Trade Date.

(4)	Value at Settlement Date Payable.

(5)	Value at Settlement Date Receivable.

(6)	Notional Amount.

The Portfolio invested in financial instruments and derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument and derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Exchange-traded and cleared derivatives	$888,152	$—	$—	$888,152
Repurchase agreements	85,400,000	—	—	85,400,000
Over-the-counter derivatives*	2,498,521	—	—	2,498,521

				88,786,673

Liabilities:
Over-the-counter derivatives*	(4,742,788)	—	—	(4,742,788)

Collateral Amount Pledged/(Received):
Repurchase agreements				(85,400,000)
Over-the-counter derivatives				1,662,156

Net Amount				$306,041

*	Over-the-counter derivatives may consist of forward foreign currency exchange contracts, options contracts and swap agreements. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation) by counterparty, see the Schedule of Investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value:
Unaffiliated investments (cost $1,047,688,383)	$1,030,332,118
Affiliated investments (cost $295,249)	295,249
Cash	57,885
Foreign currency, at value (cost $1,995,292)	1,999,807
Deposit with broker	9,543,000
Receivable for fund share sold	13,464,897
Dividends and interest receivable	3,441,265
Receivable for investments sold	2,060,469
Unrealized appreciation on over-the-counter swap agreements	1,435,358
Premiums paid for swap agreements	1,148,290
Unrealized appreciation on foreign currency forward contracts	1,063,163
Due from broker-variation margin	888,152
Prepaid expenses	18,677

Total Assets	1,065,748,330

LIABILITIES:
Payable for investments purchased	4,293,164
Unrealized depreciation on over-the-counter swap agreements	3,257,690
Due to broker	2,345,000
Unrealized depreciation on foreign currency forward contracts	1,485,098
Securities sold short, at value (proceeds received $1,029,375)	1,026,250
Premiums received for swap agreements	352,757
Advisory fees payable	277,607
Accrued expenses and other liabilities	116,107
Payable for fund share repurchased	34,239
Distribution fee payable	14,217
Affiliated transfer agent fee payable	417

Total Liabilities	13,202,546

NET ASSETS	$1,052,545,784

Net assets were comprised of:
Paid-in capital	$1,060,496,863
Retained earnings	(7,951,079)

Net assets, December 31, 2013	$1,052,545,784

Net asset value and redemption price per share,
$1,052,545,784 / 101,669,241 outstanding shares of beneficial interest	$10.35

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Interest income	$20,733,938
Affiliated dividend income	2,225

20,736,163

EXPENSES
Advisory fees	7,018,713
Distribution fee (Note 4)	941,253
Custodian and accounting fees	273,000
Shareholder servicing fees and expenses (Note 4)	176,219
Audit fee	52,000
Trustees’ fees	21,000
Insurance expenses	15,000
Legal fees and expenses	13,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Shareholders’ reports	7,000
Commitment fee on syndicated credit agreement	2,000
Miscellaneous	14,684

Total expenses	8,542,869
Less: shareholder servicing fee waiver	(42,611)

Net expenses	8,500,258

NET INVESTMENT INCOME	12,235,905

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(10,548,760)
Futures transactions	4,966,327
Options written transactions	958,070
Short sales transactions	63,046
Swap agreements transactions	558,101
Foreign currency transactions	1,090,971

(2,912,245)

Net change in unrealized appreciation (depreciation) on:
Investments	(21,648,850)
Futures	(2,774,582)
Options written	(954,560)
Short sales	5,936
Swap agreements	(9,803,168)
Foreign currencies	2,031,094

(33,144,130)

NET LOSS ON INVESTMENTS	(36,056,375)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(23,820,470)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$12,235,905	$11,024,914
Net realized loss on investment and foreign currency transactions	(2,912,245)	(9,226,228)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(33,144,130)	50,030,314

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(23,820,470)	51,829,000

DISTRIBUTIONS	—	(49,170,671)

FUND SHARE TRANSACTIONS:
Fund share sold [14,734,225 and 31,050,098 shares, respectively]	154,225,514	329,441,445
Fund share issued in reinvestment of distributions [0 and 4,723,407 shares, respectively]	—	49,170,671
Fund share repurchased [24,461,728 and 21,681,387 shares, respectively]	(255,908,387)	(229,384,836)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(101,682,873)	149,227,280

TOTAL INCREASE (DECREASE) IN NET ASSETS	(125,503,343)	151,885,609
NET ASSETS:
Beginning of year	1,178,049,127	1,026,163,518

End of year	$1,052,545,784	$1,178,049,127

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST PIMCO TOTAL RETURN BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 102.7% ASSET-BACKED SECURITIES — 2.0%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Collateralized Debt Obligations — 0.4%
Hillmark Funding (Cayman Islands), Series 2006-1A, Class A1, 144A	0.489%	(c)	05/21/21	$30,400	$29,633,069

Collateralized Loan Obligations — 0.4%
ACA CLO 2006-1 Ltd. (Cayman Islands), Series 2006-1A, Class A1, 144A	0.488%	(c)	07/25/18	1,397	1,386,112
Commercial Industrial Finance Corp. (Cayman Islands), Series 2006-2A, Class A1L, 144A	0.499%	(c)	03/01/21	4,756	4,690,484
Commercial Industrial Finance Corp. (Cayman Islands), Series 2007-1A, Class A1L, 144A	0.499%	(c)	05/10/21	14,000	13,734,295
Galaxy VIII CLO Ltd. (Cayman Islands), Series 2007-8A, Class A, 144A	0.478%	(c)	04/25/19	8,866	8,754,528

					28,565,419

Non-Residential Mortgage-Backed Securities — 0.5%
Citibank Omni Master Trust, Series 2009-A14A, Class A14, 144A	2.918%	(c)	08/15/18	34,000	34,513,570
SLM Private Education Loan Trust, Series 2009-CT, Class 1A, 144A	2.350%	(c)	04/15/39(g)	529	529,602
SLM Private Education Loan Trust, Series 2010-C, Class A2, 144A	2.817%	(c)	12/16/19	2,200	2,234,331

					37,277,503

Residential Mortgage-Backed Securities — 0.7%
Accredited Mortgage Loan Trust, Series 2005-3, Class M3	0.640%	(c)	09/25/35	3,100	2,062,777
ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE4, Class A2A	0.225%	(c)	10/25/36	472	157,873
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-R9, Class M3	1.185%	(c)	10/25/34	1,100	926,705
Asset Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE6, Class A1	0.441%	(c)	09/25/34	1,132	1,123,891
Bear Stearns Asset-Backed Securities Trust, Series 2007-HE5, Class 1A1	0.255%	(c)	06/25/47	47	47,364
BNC Mortgage Loan Trust, Series 2007-2, Class A2	0.265%	(c)	05/25/37	3,209	3,025,914
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB9, Class A1	0.226%	(c)	11/25/36	229	121,938
EMC Mortgage Loan Trust, Series 2001-A, Class A, 144A	0.905%	(c)	05/25/40	1,663	1,479,771
Fannie Mae Grantor Trust, Series 2002-T10, Class A1	0.405%	(c)	06/25/32	1,382	1,363,113
First Franklin Mortgage Loan Trust, Series 2005-FF10, Class A5	0.525%	(c)	11/25/35	4,400	2,605,742
First NLC Trust, Series 2007-1, Class A1, 144A	0.236%	(c)	08/25/37	5,254	2,653,392
Fremont Home Loan Trust, Series 2006-E, Class 2A1	0.225%	(c)	01/25/37	99	48,229
GE-WMC Mortgage Securities LLC, Series 2006-1, Class A2A	0.205%	(c)	08/25/36	65	25,194
Household Home Equity Loan Trust, Series 2005-1, Class A	0.457%	(c)	01/20/34	3,431	3,405,930
JPMorgan Mortgage Acquisition Corp., Series 2007-HE1, Class AV1	0.226%	(c)	03/25/47	960	914,585
Long Beach Mortgage Loan Trust, Series 2004-4, Class 1A1	0.726%	(c)	10/25/34	127	120,414

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Residential Mortgage-Backed Securities (continued)
MASTR Asset-Backed Securities Trust, Series 2005-WF1, Class M2	0.596%	(c)	06/25/35	$6,100	$5,512,960
MASTR Asset-Backed Securities Trust, Series 2006-NC2, Class A5	0.405%	(c)	08/25/36	4,664	2,350,078
Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2, Class A1	0.216%	(c)	11/25/36	9	3,926
Morgan Stanley Mortgage Loan Trust, Series 2006-12XS, Class A6A	5.726%	(c)	10/25/36	450	268,473
Morgan Stanley Mortgage Loan Trust, Series 2007-7AX, Class 2A3	0.525%	(c)	04/25/37	1,065	589,797
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-WHQ1, Class M2	1.155%	(c)	09/25/34	5,862	5,158,341
Residential Asset Mortgage Products, Inc., Series 2003-RS11, Class MII1	1.260%	(c)	12/25/33	5,374	4,503,579
Securitized Asset-Backed Receivables LLC Trust, Series 2007-HE1, Class A2A	0.226%	(c)	12/25/36	154	52,455
Soundview Home Equity Loan Trust, Series 2006-NLC1, Class A1, 144A	0.226%	(c)	11/25/36	236	88,302
Soundview Home Equity Loan Trust, Series 2007-OPT1, Class 2A1	0.245%	(c)	06/25/37	928	497,816
Structured Asset Investment Loan Trust, Series 2005-7, Class M1	0.655%	(c)	08/25/35	8,000	6,910,960
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-WF1, Class M2	0.505%	(c)	02/25/36	1,500	1,220,687

					47,240,206

TOTAL ASSET-BACKED SECURITIES (cost $146,014,512)					142,716,197

BANK LOAN(c)
Healthcare Providers & Services
HCA, Inc., Term Loan A-2, (cost $2,301,797)	2.669%		05/02/16	2,322	2,320,181

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.0%
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW15, Class A4	5.331%		02/11/44	400	434,467
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T26, Class A4	5.471%	(c)	01/12/45	1,100	1,218,760
Commercial Mortgage Trust, Series 2005-GG3, Class A4	4.799%	(c)	08/10/42	200	205,196
Commercial Mortgage Trust, Series 2005-GG5, Class A5	5.224%	(c)	04/10/37	34,978	36,887,022
Credit Suisse Commercial Mortgage Trust, Series 2006-C5, Class A1A	5.297%		12/15/39	3,865	4,155,676
Credit Suisse Commercial Mortgage Trust, Series 2007-C1, Class A3	5.383%		02/15/40	1,072	1,156,847
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP2, Class A3A	4.678%		07/15/42	281	285,240
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A3	5.866%	(c)	09/15/45	13,346	14,801,208
Merrill Lynch Floating Trust, Series 2008-LAQA, Class A1, 144A	0.732%	(c)	07/09/21	5,997	5,984,241
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4	5.485%	(c)	03/12/51	2,300	2,529,949

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4A, 144A	5.804%	(c)	08/12/45		$100	$109,258
Silenus European Loan Conduit No. 25 Ltd (Ireland), Series 25X, Class A	0.368%	(c)	05/15/19	EUR	561	750,149
Wachovia Bank Commercial Mortgage Trust, Series 2007-WHL8, Class A1, 144A	0.248%	(c)	06/15/20		1,403	1,389,145

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $66,712,866)						69,907,158

CORPORATE BONDS — 12.6%
Airlines
UAL 1991 Pass-Through Trust AB, Pass-Through Certificates	10.020%		03/22/14(g)		299	164,606

Beverages — 0.2%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	0.788%	(c)	01/27/14		16,500	16,506,155

Chemicals
Braskem Finance Ltd. (Brazil), Gtd. Notes, 144A	5.750%		04/15/21		3,300	3,234,000

Diversified Financial Services — 1.1%
Banque PSA Finance SA (France), Sr. Unsec’d. Notes, 144A	2.144%	(c)	04/04/14(g)		14,700	14,676,480
Fifth Third Bancorp, Sub. Notes	0.665%	(c)	12/20/16		2,300	2,278,168
Gazprom OAO Via White Nights Finance BV (Russia), Sr. Unsec’d. Notes, RegS	10.500%		03/08/14		5,800	5,905,270
Gazprom OAO Via White Nights Finance BV (Russia), Sr. Unsec’d. Notes, RegS	10.500%		03/25/14		300	306,120
Odebrecht Drilling Norbe VIII/IX Ltd. (Brazil), Sr. Sec’d. Notes, 144A	6.350%		06/30/21		2,610	2,675,250
Springleaf Finance Corp., Sr. Unsec’d. Notes, MTN	6.500%		09/15/17		5,000	5,350,000
Springleaf Finance Corp., Sr. Unsec’d. Notes, MTN	6.900%		12/15/17		44,000	48,092,000

						79,283,288

Electric — 0.1%
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., Sr. Sec’d. Notes, 144A	10.000%		12/01/20		2,000	2,120,000
Red Oak Power LLC, Sr. Sec’d. Notes	8.540%		11/30/19		2,558	2,724,427

						4,844,427

Financial Services — 3.5%
Ally Financial, Inc., Gtd. Notes	2.750%		01/30/17		6,700	6,725,125
Ally Financial, Inc., Gtd. Notes	3.439%	(c)	02/11/14		4,400	4,410,560
Ally Financial, Inc., Gtd. Notes	3.652%	(c)	06/20/14		11,100	11,237,307
Ally Financial, Inc., Gtd. Notes	7.500%		09/15/20		6,900	8,038,500
Bank One Capital III, Ltd. Gtd. Notes	8.750%		09/01/30		1,100	1,409,595
Citigroup, Inc., Notes, MTN	5.500%		10/15/14		9,817	10,181,682
Citigroup, Inc., Sr. Unsec’d. Notes	1.694%	(c)	01/13/14		11,600	11,604,257
Citigroup, Inc., Sub. Notes	4.875%		05/07/15		5,200	5,455,185
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	5.625%		09/15/15		10,400	11,193,208
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	7.000%		04/15/15		11,900	12,808,767
General Electric Capital Corp., Sub. Notes, MTN	6.375%	(c)	11/15/67		6,175	6,699,875

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Financial Services (continued)
General Electric Capital Corp./LJ VP Holdings LLC, Sr. Unsec’d. Notes, 144A	3.800%		06/18/19(g)		$4,600	$4,817,962
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	1.238%	(c)	02/07/14		11,600	11,608,120
International Lease Finance Corp., Sr. Sec’d. Notes, 144A	6.750%		09/01/16		5,400	6,021,000
International Lease Finance Corp., Sr. Unsec’d. Notes	5.750%		05/15/16		1,400	1,499,750
JPMorgan Chase Bank NA, Sub. Notes	0.994%	(c)	05/31/17	EUR	6,400	8,698,858
JPMorgan Chase Bank NA, Sub. Notes	6.000%		10/01/17		1,800	2,059,414
LBG Capital No. 1 PLC (United Kingdom), Bank Gtd. Notes	7.869%		08/25/20	GBP	7,850	13,798,727
LBG Capital No. 1 PLC (United Kingdom), Bank Gtd. Notes, 144A	8.500%	(c)	12/29/49		700	747,125
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	0.517%	(c)	08/25/14	EUR	3,100	4,263,850
Morgan Stanley, Sr. Unsec’d. Notes	1.838%	(c)	01/24/14		4,600	4,603,694
Morgan Stanley, Sr. Unsec’d. Notes	5.375%		10/15/15		8,600	9,249,911
Morgan Stanley, Sr. Unsec’d. Notes, MTN	6.000%		04/28/15		1,400	1,491,048
Rosneft Finance SA (Russia), Gtd. Notes, RegS	7.250%		02/02/20		700	790,125
Rosneft Finance SA (Russia), Gtd. Notes, RegS	7.875%		03/13/18		3,400	3,927,000
SLM Corp., Sr. Unsec’d. Notes, MTN	0.538%	(c)	01/27/14		10,000	9,987,990
SLM Corp., Sr. Unsec’d. Notes, MTN	6.250%		01/25/16		2,300	2,484,000
SSIF Nevada LP (Canada), Bank Gtd. Notes, 144A	0.944%	(c)	04/14/14		61,300	61,405,436
Temasek Financial I Ltd. (Singapore), Gtd. Notes, 144A	4.300%		10/25/19		1,300	1,417,259
UBS AG (Switzerland), Sr. Unsec’d. Notes	1.238%	(c)	01/28/14		1,163	1,164,014
UBS Preferred Funding Trust V (Switzerland), Jr. Sub. Notes	6.243%	(c)	05/29/49		5,800	6,184,250

						245,983,594

Financial–Bank & Trust — 5.2%
American Express Co., Sr. Unsec’d. Notes	7.250%		05/20/14		10,000	10,262,940
Australia & New Zealand Banking Group Ltd. (Australia), Sr. Unsec’d. Notes, 144A	2.125%		01/10/14		14,000	14,004,018
Banco Nacional de Desenvolvimento Economico e Social (Brazil), Sr. Unsec’d. Notes, 144A	3.375%		09/26/16(g)		2,200	2,222,000
Banco Santander Brasil SA (Brazil), Sr. Unsec’d. Notes, 144A	4.250%		01/14/16		10,000	10,312,500
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (Mexico), Sr. Unsec’d. Notes, 144A	4.125%		11/09/22		6,700	6,314,750
Bank of America Corp., Sr. Unsec’d. Notes	6.500%		08/01/16		5,855	6,610,810
Bank of America Corp., Sub. Notes	0.571%	(c)	08/15/16		1,900	1,867,339
Bank of America NA, Sub. Notes	6.000%		10/15/36		1,500	1,721,487
Bank of China Hong Kong Ltd. (Hong Kong), Sub. Notes, 144A	5.550%		02/11/20		2,900	3,111,082
Bank of Montreal (Canada), Covered Bonds, 144A	2.850%		06/09/15		4,400	4,548,720
Bank of Nova Scotia (Canada), Covered Bonds, 144A	1.950%		01/30/17		800	820,320
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes	2.375%		01/13/14		1,200	1,200,654
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes	5.200%		07/10/14		900	922,471

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Financial–Bank & Trust (continued)
BBVA Bancomer SA (Mexico), Sr. Unsec’d. Notes, 144A	4.500%		03/10/16		$4,000	$4,240,000
BBVA Bancomer SA (Mexico), Sub. Notes, 144A	6.500%		03/10/21		8,000	8,440,000
BNP Paribas SA (France), Bank Gtd. Notes	1.144%	(c)	01/10/14		26,300	26,304,366
CIT Group, Inc., Sr. Unsec’d. Notes, 144A	4.750%		02/15/15		2,000	2,072,500
Commonwealth Bank of Australia (Australia), Sr. Unsec’d. Notes, 144A	1.043%	(c)	09/18/15(g)		20,000	20,217,360
Credit Agricole Home Loan SFH (France), Covered Bonds, 144A	0.992%	(c)	07/21/14		33,500	33,601,069
Credit Agricole SA (France), Jr. Sub. Notes, 144A	8.375%	(c)	10/29/49		6,700	7,604,500
Credit Suisse (Switzerland), Sr. Unsec’d. Notes	2.200%		01/14/14		4,800	4,803,014
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, 144A	0.718%	(c)	04/29/14		25,400	25,435,814
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, 144A	2.750%		04/29/14		5,200	5,239,156
Dexia Credit Local SA (France), Sr. Unsec’d. Notes, RegS	2.750%		01/10/14		200	200,090
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	4.000%		01/29/21		2,600	2,666,698
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	5.125%		06/29/20		3,900	4,285,024
HSBC Bank PLC (United Kingdom), Sr. Unsec’d. Notes, 144A	2.000%		01/19/14		6,100	6,104,532
Lloyds Bank PLC (United Kingdom), Jr. Sub. Notes, 144A	12.000%	(c)	12/29/49		20,000	26,924,140
National Australia Bank Ltd. (Australia), Sr. Unsec’d. Notes, 144A	0.966%	(c)	04/11/14		27,000	27,050,193
Nordea Bank AB (Sweden), Sr. Unsec’d. Notes, 144A	2.125%		01/14/14		1,800	1,800,992
Nordea Eiendomskreditt A/S (Norway), Covered Bonds, 144A	0.663%	(c)	04/07/15		13,400	13,412,676
Northern Rock Asset Management PLC (United Kingdom), Covered Bonds, 144A	5.625%		06/22/17(g)		37,200	41,924,028
Rabobank Nederland NV (Netherlands), Sr. Unsec’d. Notes, RegS	6.875%		03/19/20	EUR	5,800	9,023,281
RCI Banque SA (France), Sr. Unsec’d. Notes, 144A	2.116%	(c)	04/11/14		10,200	10,231,130
Sberbank of Russia Via SB Capital SA (Russia), Sr. Unsec’d. Notes, 144A	4.950%		02/07/17		2,900	3,074,000
State Bank of India (India), Sr. Unsec’d. Notes, 144A	4.500%		07/27/15		7,000	7,204,316
Sumitomo Mitsui Banking Corp. (Japan), Sr. Unsec’d. Notes, 144A	1.950%		01/14/14(g)		6,000	6,002,400
Turkiye Garanti Bankasi A/S (Turkey), Sr. Unsec’d. Notes, 144A	2.742%	(c)	04/20/16		2,400	2,322,000

						364,102,370

Insurance — 0.4%
American International Group, Inc., Jr. Sub. Notes	6.250%		03/15/87		5,500	5,500,000
American International Group, Inc., Sr. Unsec’d. Notes	5.050%		10/01/15		800	856,835
American International Group, Inc., Sr. Unsec’d. Notes	8.250%		08/15/18		7,500	9,381,600
Principal Life Income Funding Trusts, Sr. Sec’d. Notes, MTN	5.550%		04/27/15		8,100	8,636,771

						24,375,206

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Metals & Mining — 0.3%
Codelco, Inc. (Chile), Sr. Unsec’d. Notes, 144A	7.500%		01/15/19		$3,700	$4,406,471
CSN Resources SA (Brazil), Gtd. Notes, 144A	6.500%		07/21/20		1,150	1,162,937
Gerdau Holdings, Inc. (Brazil), Gtd. Notes, 144A	7.000%		01/20/20		11,400	12,426,000
Gerdau Trade, Inc. (Brazil), Gtd. Notes, 144A	5.750%		01/30/21		2,400	2,448,000

						20,443,408

Oil & Gas — 0.8%
Cameron International Corp., Sr. Unsec’d. Notes	1.169%	(c)	06/02/14		9,700	9,728,586
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	6.212%		11/22/16		1,000	1,102,500
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	8.146%		04/11/18		6,000	7,065,000
Novatek OAO via Novatek Finance Ltd (Russia), Sr. Unsec’d. Notes, 144A	5.326%		02/03/16		3,100	3,289,875
Petrobras International Finance Co. (Brazil), Gtd. Notes	5.375%		01/27/21		5,230	5,190,189
Petrobras International Finance Co. (Brazil), Gtd. Notes	7.875%		03/15/19		4,800	5,437,162
Ras Laffan Liquefied Natural Gas Co. Ltd. II (Qatar), Sr. Sec’d. Notes, 144A	5.298%		09/30/20		1,136	1,218,703
Ras Laffan Liquefied Natural Gas Co. Ltd. II (Qatar), Sr. Sec’d. Notes, RegS	5.298%		09/30/20		2,770	2,970,589
Southern Gas Networks PLC (United Kingdom), Sr. Unsec’d. Notes	0.807%	(c)	10/21/15	GBP	13,500	21,877,261

						57,879,865

Retail & Merchandising
CVS Pass-Through Trust, Pass-Through Certificates	6.943%		01/10/30		1,031	1,181,471

Savings & Loan — 0.1%
Nationwide Building Society (United Kingdom), Notes, 144A	6.250%		02/25/20		3,800	4,348,978

Telecommunications — 0.3%
Qtel International Finance Ltd. (Qatar), Gtd. Notes, 144A	3.375%		10/14/16		400	419,016
Verizon Communications, Inc., Sr. Unsec’d. Notes	1.993%	(c)	09/14/18		2,900	3,049,344
Verizon Communications, Inc., Sr. Unsec’d. Notes	2.500%		09/15/16		3,700	3,825,933
Verizon Communications, Inc., Sr. Unsec’d. Notes	3.650%		09/14/18		9,900	10,479,784
Verizon Virginia, Inc., Gtd. Notes	7.875%		01/15/22		3,000	3,498,756

						21,272,833

Transportation
Con-way, Inc., Sr. Unsec’d. Notes	7.250%		01/15/18		1,700	1,953,968

Utilities — 0.6%
Entergy Corp., Sr. Unsec’d. Notes	3.625%		09/15/15		14,700	15,163,462
Korea Electric Power Corp. (South Korea), Sr. Unsec’d. Notes, 144A	3.000%		10/05/15		16,000	16,472,144
Majapahit Holding BV (Indonesia), Gtd. Notes, 144A	7.750%		01/20/20		5,000	5,487,500

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Utilities (continued)
Majapahit Holding BV (Indonesia), Gtd. Notes, RegS	7.250%		06/28/17		$4,400	$4,818,000

						41,941,106

TOTAL CORPORATE BONDS (cost $847,111,070)						887,515,275

FOREIGN GOVERNMENT BONDS — 5.2%
Autonomous Community of Valencia (Spain), Sr. Unsec’d. Notes, MTN	4.375%		07/16/15	EUR	1,900	2,665,317
Banco Nacional de Desenvolvimento Economico e Social (Brazil), Sr. Unsec’d. Notes, 144A	4.125%		09/15/17	EUR	2,700	3,842,551
Brazil Letras do Tesouro Nacional (Brazil), Bills	10.530%	(s)	01/01/17	BRL	13,000	3,880,389
Brazil Notas do Tesouro Nacional (Brazil), Series F, Sr. Notes	10.000%		01/01/17	BRL	3,500	1,402,419
Italy Buoni Poliennali del Tesoro (Italy), Bonds	1.081%		07/15/15	EUR	15,700	22,671,953
Italy Buoni Poliennali del Tesoro (Italy), Bonds	2.500%		03/01/15	EUR	15,100	21,132,106
Italy Buoni Poliennali Del Tesoro (Italy), Bonds	2.750%		12/01/15	EUR	3,700	5,231,843
Italy Buoni Poliennali del Tesoro (Italy), Bonds	3.000%		11/01/15	EUR	8,700	12,350,146
Italy Buoni Poliennali del Tesoro (Italy), Bonds	3.750%		08/01/15	EUR	3,800	5,432,604
Italy Buoni Poliennali del Tesoro (Italy), Bonds	3.750%		04/15/16	EUR	6,500	9,397,235
Italy Buoni Poliennali del Tesoro (Italy), Bonds	6.000%		11/15/14	EUR	5,300	7,609,135
Italy Certificati di Credito del Tesoro (Italy), Bonds	1.750%	(s)	06/30/15	EUR	14,300	19,333,978
Korea Housing Finance Corp. (South Korea), Covered Bonds, 144A	4.125%		12/15/15		2,700	2,839,217
Mexican Bonos (Mexico), Bonds	10.000%		12/05/24	MXN	49,000	4,792,182
Province of British Columbia (Canada), Sr. Unsec’d. Notes	1.200%		04/25/17		22,400	22,504,608
Province of Ontario (Canada), Bonds	4.000%		06/02/21	CAD	29,000	28,919,736
Province of Ontario (Canada), Notes, MTN	5.500%		06/02/18	CAD	3,200	3,418,434
Province of Ontario (Canada), Sr. Unsec’d. Notes	1.000%		07/22/16		2,700	2,709,193
Province of Ontario (Canada), Sr. Unsec’d. Notes	1.650%		09/27/19		2,800	2,687,440
Province of Ontario (Canada), Sr. Unsec’d. Notes	3.000%		07/16/18		2,700	2,831,139
Province of Ontario (Canada), Sr. Unsec’d. Notes	4.400%		04/14/20		3,800	4,169,360
Province of Ontario (Canada), Sr. Unsec’d. Notes, MTN	4.000%		10/07/19		800	866,032
Province of Ontario (Canada), Unsec’d. Notes	3.150%		06/02/22	CAD	13,000	12,037,835
Province of Ontario (Canada), Unsec’d. Notes	4.200%		03/08/18	CAD	1,400	1,425,002
Province of Ontario (Canada), Unsec’d. Notes	4.200%		06/02/20	CAD	11,100	11,290,181
Province of Ontario (Canada), Unsec’d. Notes	4.300%		03/08/17	CAD	1,100	1,119,655
Province of Quebec (Canada), Notes	4.250%		12/01/21	CAD	26,200	26,331,462
Province of Quebec (Canada), Notes	4.500%		12/01/20	CAD	29,700	30,596,103
Province of Quebec (Canada), Sr. Unsec’d. Notes	2.750%		08/25/21		3,700	3,569,575
Province of Quebec (Canada), Unsec’d. Notes	3.500%		07/29/20		1,700	1,764,770
Province of Quebec (Canada), Unsec’d. Notes	3.500%		12/01/22	CAD	3,700	3,479,132
Province of Quebec (Canada), Unsec’d. Notes	4.500%		12/01/17	CAD	400	411,003
Spanish Government (Spain), Bonds	3.150%		01/31/16	EUR	7,000	9,928,887
Spanish Government (Spain), Bonds	3.300%		10/31/14	EUR	700	976,793
Spanish Government (Spain), Bonds	3.750%		10/31/15	EUR	10,600	15,189,250
Spanish Government (Spain), Bonds	4.000%		07/30/15	EUR	1,300	1,855,357
Spanish Government (Spain), Bonds	4.750%		07/30/14	EUR	34,400	48,342,198
Vnesheconombank Via VEB Finance PLC (Russia), Sr. Unsec’d. Notes, 144A	5.375%		02/13/17		2,500	2,665,750
Vnesheconombank Via VEB Finance PLC (Russia), Sr. Unsec’d. Notes, 144A	5.450%		11/22/17		2,900	3,106,770

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

FOREIGN GOVERNMENT BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

Xunta de Galicia (Spain), Sr. Unsec’d. Notes	6.131%	04/03/18	EUR	950	$1,457,359

TOTAL FOREIGN GOVERNMENT BONDS (cost $369,968,671)					366,234,099

MUNICIPAL BONDS — 6.1%
California — 3.3%
Bay Area Toll Authority, Revenue Bonds	7.043%	04/01/50		6,700	8,235,841
California Infrastructure & Economic Development Bank, Revenue Bonds	6.486%	05/15/49		2,600	2,684,630
California State University, Revenue Bonds	6.484%	11/01/41		4,500	5,092,200
California Statewide Communities Development Authority, Revenue Bonds	7.550%	05/15/40		11,085	13,275,839
City of Los Angeles Wastewater System, Revenue Bonds	5.713%	06/01/39		2,400	2,547,840
City of Riverside CA Electric, Revenue Bonds	7.605%	10/01/40		9,300	11,246,583
Los Angeles County Public Works Financing Authority, Revenue Bonds	7.618%	08/01/40		18,200	21,292,362
Los Angeles Unified School District, General Obligation Unlimited	6.758%	07/01/34		14,700	18,129,216
Orange County Local Transportation Authority, Series A, Revenue Bonds	6.908%	02/15/41		16,100	19,949,188
State of California, General Obligation Unlimited	5.950%	04/01/16		2,000	2,216,840
State of California, General Obligation Unlimited	7.500%	04/01/34		23,400	29,776,968
State of California, General Obligation Unlimited	7.550%	04/01/39		20,200	26,178,998
State of California, General Obligation Unlimited	7.600%	11/01/40		7,100	9,373,491
University of California, Revenue Bonds	5.000%	05/15/37		500	514,640
University of California, Revenue Bonds	6.398%	05/15/31		10,900	12,112,080
University of California, Revenue Bonds	6.583%	05/15/49		42,800	49,981,840

					232,608,556

Florida
County of Seminole Water & Sewer, Revenue Bonds	6.443%	10/01/40		400	428,664

Illinois — 0.7%
Chicago Transit Authority, Series A, Revenue Bonds	6.300%	12/01/21		300	326,601
Chicago Transit Authority, Series A, Revenue Bonds	6.899%	12/01/40		18,200	20,400,744
Chicago Transit Authority, Series B, Revenue Bonds	6.200%	12/01/40		2,900	3,076,436
Chicago Transit Authority, Series B, Revenue Bonds	6.300%	12/01/21		200	217,734
Chicago Transit Authority, Series B, Revenue Bonds	6.899%	12/01/40		10,200	11,433,384
Illinois Finance Authority, Revenue Bonds	5.750%	07/01/33		4,900	5,337,276
Illinois Municipal Electric Agency, Revenue Bonds	6.832%	02/01/35		4,800	5,040,672
Regional Transportation Authority, Series A, Revenue Bonds	5.000%	07/01/25		1,600	1,705,296

					47,538,143

Iowa — 0.1%
State of Iowa, Revenue Bonds	6.750%	06/01/34		6,800	7,476,532

Massachusetts — 0.2%
Massachusetts Health & Educational Facilities Authority, Revenue Bonds	6.000%	07/01/36		5,100	5,715,672

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

MUNICIPAL BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Massachusetts (continued)
Massachusetts Health & Educational Facilities Authority, Series A, Revenue Bonds	5.500%	11/15/36	$500	$553,295
Massachusetts Port Authority, Revenue Bonds	6.352%	07/01/37	7,900	8,288,917

				14,557,884

Mississippi — 0.1%
Mississippi Development Bank, Revenue Bonds	6.313%	01/01/33	3,100	3,364,089

Nebraska — 0.1%
Public Power Generation Agency, Revenue Bonds	7.242%	01/01/41	3,600	3,845,160

Nevada — 0.1%
County of Clark NV Airport, Revenue Bonds	6.820%	07/01/45	5,400	6,728,670
Truckee Meadows Water Authority, Series A, Revenue Bonds	5.000%	07/01/36	195	197,108

				6,925,778

New Jersey — 0.1%
Jersey City Municipal Utilities Authority, Series A, Revenue Bonds	4.810%	05/15/14	1,000	1,010,810
New Jersey State Turnpike Authority, Series A, Revenue Bonds	7.102%	01/01/41	5,500	7,042,530

				8,053,340

New York
New York City Municipal Water Finance Authority, Revenue Bonds	5.750%	06/15/40	300	330,183
New York City Transitional Finance Authority, Revenue Bonds	5.000%	02/01/31	1,500	1,602,675

				1,932,858

North Carolina — 0.1%
North Carolina Turnkpike Authority, Revenue Bonds	6.700%	01/01/39	5,300	5,703,966

Ohio — 0.3%
American Municipal Power, Inc., Revenue Bonds	8.084%	02/15/50	18,200	24,090,976

Rhode Island
Tobacco Settlement Financing Corp., Revenue Bonds	6.125%	06/01/32	1,205	1,177,647
Tobacco Settlement Financing Corp., Revenue Bonds	6.250%	06/01/42	400	382,852

				1,560,499

Tennessee — 0.5%
Metropolitan Government of Nashville & Davidson County, Series B, Revenue Bonds	6.568%	07/01/37	7,700	9,051,042
Metropolitan Government of Nashville & Davidson County, Series C, Revenue Bonds	6.693%	07/01/41	21,000	25,361,070

				34,412,112

Texas — 0.5%
Dallas Convention Center Hotel Development Corp., Revenue Bonds	7.088%	01/01/42	27,500	31,054,100

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

MUNICIPAL BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Texas (continued)
Dallas County Hospital District, General Obligation Ltd.	6.171%		08/15/34		$1,600	$1,768,176

						32,822,276

Wisconsin
State of Wisconsin, Revenue Bonds	5.050%		05/01/18		2,500	2,708,475
State of Wisconsin, Revenue Bonds	5.700%		05/01/26		510	557,965

						3,266,440

TOTAL MUNICIPAL BONDS (cost $394,067,478)						428,587,273

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 6.0%
ABN AMRO Mortgage Corp., Series 2003-13, Class A3	5.500%		01/25/34		853	866,739
Adjustable Rate Mortgage Trust, Series 2005-5, Class 2A1	2.802%	(c)	09/25/35		3,507	3,089,525
Alternative Loan Trust, Series 2003-20CB, Class 1A4	5.500%		10/25/33		7,196	7,466,209
American Home Mortgage Investment Trust, Series 2004-4, Class 4A	2.355%	(c)	02/25/45		775	766,798
Arran Residential Mortgages Funding PLC (United Kingdom), Series 2010-1A, Class A2B, 144A	1.617%	(c)	05/16/47	EUR	6,773	9,446,629
Banc of America Funding Corp., Series 2005-D, Class A1	2.633%	(c)	05/25/35		972	983,846
Banc of America Funding Corp., Series 2006-J, Class 4A1	3.694%	(c)	01/20/47		1,245	995,638
Banc of America Mortgage Trust, Series 2004-2, Class 5A1	6.500%		10/25/31		23	23,924
Banc of America Mortgage Trust, Series 2004-F, Class 1A1	2.623%	(c)	07/25/34		1,347	1,350,980
BCAP LLC Trust, Series 2011-RR5, Class 12A1, 144A	5.222%	(c)	03/26/37		1,559	1,427,696
Bear Stearns Adjustable Rate Mortgage Trust, Series 2002-11, Class 1A1	2.362%	(c)	02/25/33		50	49,875
Bear Stearns Adjustable Rate Mortgage Trust, Series 2002-11, Class 1A2	2.955%	(c)	02/25/33		104	95,310
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-1, Class 6A1	2.574%	(c)	04/25/33		49	50,138
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-8, Class 1A1	2.901%	(c)	01/25/34		10	10,027
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-8, Class 4A1	2.836%	(c)	01/25/34		286	283,949
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-3, Class 1A1	2.916%	(c)	07/25/34		1,536	1,471,253
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1	2.747%	(c)	11/25/34		4,509	4,414,820
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 22A1	2.588%	(c)	01/25/35		860	828,162
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A2	2.793%	(c)	03/25/35		768	765,633
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-5, Class A2	2.250%	(c)	08/25/35		13,828	13,838,821
Bear Stearns Alt-A Trust, Series 2003-5, Class 2A1	2.393%	(c)	12/25/33		2,538	2,557,608
Bear Stearns Alt-A Trust, Series 2005-4, Class 23A1	2.649%	(c)	05/25/35		2,293	2,164,313

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Bear Stearns Alt-A Trust, Series 2005-4, Class 23A2	2.658%	(c)	05/25/35	$1,660	$1,649,668
Bear Stearns Alt-A Trust, Series 2005-7, Class 22A1	2.705%	(c)	09/25/35	1,187	1,034,257
Bear Stearns Alt-A Trust, Series 2006-2, Class 23A1	2.700%	(c)	03/25/36	438	302,279
Bear Stearns Alt-A Trust, Series 2006-8, Class 3A1	0.325%	(c)	02/25/34	2,437	2,281,926
Bear Stearns Structured Products, Inc., Series 2007-R6, Class 1A1	2.502%	(c)	01/26/36	4,494	3,415,165
Bear Stearns Structured Products, Inc., Series 2007-R6, Class 2A1	2.591%	(c)	12/26/46	2,368	1,385,384
Chase Mortgage Finance Trust, Series 2007-S3, Class 1A12	6.000%		05/25/37	5,248	4,776,262
Citigroup Mortgage Loan Trust, Inc., Series 2005-3, Class 2A2B	2.607%	(c)	08/25/35	3,969	2,218,452
Citigroup Mortgage Loan Trust, Inc., Series 2005-10, Class 1A2A	2.594%	(c)	12/25/35	385	260,447
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR9, Class 1A3	0.405%	(c)	11/25/36	1,600	1,318,955
Countrywide Alternative Loan Trust, Series 2005-63, Class 3A1	5.349%	(c)	11/25/35	397	301,351
Countrywide Alternative Loan Trust, Series 2006-OA3, Class 2A2	0.435%	(c)	05/25/36	155	54,340
Countrywide Alternative Loan Trust, Series 2006-OA16, Class A3	0.415%	(c)	10/25/46	305	113,165
Countrywide Alternative Loan Trust, Series 2006-OA19, Class A1	0.347%	(c)	02/20/47	4,152	2,722,758
Countrywide Alternative Loan Trust, Series 2007-OA7, Class A1A	0.345%	(c)	05/25/47	5,504	4,430,729
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-22, Class A3	2.504%	(c)	11/25/34	2,933	2,696,723
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB9, Class 1A1	2.641%	(c)	02/20/35	4,931	4,704,236
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-HYB6, Class 5A1	5.005%	(c)	10/20/35	443	364,247
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-HYB9, Class 3A2A	2.417%	(c)	02/20/36	508	446,290
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-3, Class 2A2	0.505%	(c)	03/25/36	532	283,728
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-3, Class 3A2	0.515%	(c)	02/25/36	193	54,140
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-HYB3, Class 3A1B	2.662%	(c)	05/20/36	817	611,453
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-P1A, Class A, 144A	0.804%	(c)	03/25/32	33	30,803
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AB3, Class A5B	6.300%	(c)	07/25/36	536	361,111
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA4, Class 1A1A	0.355%	(c)	08/25/47	9,731	7,999,853
Downey Savings & Loan Association Mortgage Loan Trust, Series 2005-AR3, Class 2A2	0.486%	(c)	07/19/45	255	29,729
Fannie Mae REMICS, Series 1993-70, Class Z	6.900%		05/25/23	25	27,747
Fannie Mae REMICS, Series 2001-29, Class Z	6.500%		07/25/31	59	65,894
Fannie Mae REMICS, Series 2002-56, Class MC	5.500%		09/25/17	26	26,999
Fannie Mae REMICS, Series 2003-25, Class KP	5.000%		04/25/33	1,404	1,532,077
Fannie Mae REMICS, Series 2003-33, Class PU	4.500%		05/25/33	72	77,686
Fannie Mae REMICS, Series 2005-75, Class FL	0.620%	(c)	09/25/35	3,895	3,898,859

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Fannie Mae REMICS, Series 2006-5, Class 3A2	2.410%	(c)	05/25/35		$208	$214,640
Fannie Mae REMICS, Series 2006-118, Class A1	0.230%	(c)	12/25/36		620	603,855
Fannie Mae REMICS, Series 2007-30, Class AF	0.480%	(c)	04/25/37		2,977	2,973,334
Fannie Mae REMICS, Series 2007-73, Class A1	0.230%	(c)	07/25/37		2,405	2,257,032
Fannie Mae REMICS, Series 2012-55, Class PC	3.500%		05/25/42		52,839	51,733,744
Fannie Mae Whole Loan, Series 2003-W1, Class 1A1	5.981%	(c)	12/25/42		531	594,278
Fannie Mae Whole Loan, Series 2004-W2, Class 2A2	7.000%		02/25/44		115	133,305
Fannie Mae Whole Loan, Series 2004-W2, Class 5A	7.500%		03/25/44		106	123,427
FHLMC Structured Pass-Through Securities, Series T-61, Class 1A1	1.540%	(c)	07/25/44		1,128	1,147,608
FHLMC Structured Pass-Through Securities, Series T-62, Class 1A1	1.353%	(c)	10/25/44		770	780,304
FHLMC Structured Pass-Through Securities, Series T-63, Class 1A1	1.353%	(c)	02/25/45		192	194,598
FHLMC Structured Pass-Through Securities, Series T-75, Class A1	0.205%	(c)	12/25/36		4,377	4,344,601
First Horizon Alternative Mortgage Securities, Series 2005-AA7, Class 2A1	2.238%	(c)	09/25/35		106	92,261
First Horizon Asset Securities, Inc., Series 2005-AR3, Class 2A1	2.614%	(c)	08/25/35		1,097	1,034,876
Freddie Mac REMICS, Series 2064, Class ZA	6.500%		05/15/28		525	590,647
Freddie Mac REMICS, Series 2145, Class MZ	6.500%		04/15/29		1,741	1,954,162
Freddie Mac REMICS, Series 2378, Class PE	5.500%		11/15/16		44	46,078
Freddie Mac REMICS, Series 2662, Class DG	5.000%		10/15/22		269	275,897
Freddie Mac REMICS, Series 2694, Class QH	4.500%		03/15/32		167	168,534
Freddie Mac REMICS, Series 2721, Class PE	5.000%		01/15/23		192	198,611
Freddie Mac REMICS, Series 2734, Class PG	5.000%		07/15/32		52	51,879
Freddie Mac REMICS, Series 2737, Class YD	5.000%		08/15/32		45	45,149
Freddie Mac REMICS, Series 2764, Class LZ	4.500%		03/15/34		11,776	12,383,934
Freddie Mac REMICS, Series 3149, Class LF	0.468%	(c)	05/15/36		1,740	1,740,142
Freddie Mac REMICS, Series 3335, Class BF	0.318%	(c)	07/15/19		1,291	1,288,707
Freddie Mac REMICS, Series 3335, Class FT	0.318%	(c)	08/15/19		3,463	3,458,233
Freddie Mac REMICS, Series 3346, Class FA	0.404%	(c)	02/15/19		305	304,683
Freddie Mac REMICS, Series 3838, Class GZ	4.000%		04/15/41		31,237	28,150,873
Freddie Mac REMICS, Series 3886, Class AF	0.748%	(c)	07/15/41		10,903	10,930,895
Freddie Mac REMICS, Series 3898, Class NF	0.738%	(c)	07/15/41		39,397	39,517,635
Government National Mortgage Assoc., Series 2000-14, Class F	0.817%	(c)	02/16/30		7	7,009
Granite Master Issuer PLC (United Kingdom), Series 2005-1, Class A4	0.367%	(c)	12/20/54		2,103	2,080,197
Granite Master Issuer PLC (United Kingdom), Series 2005-4, Class A5	0.445%	(c)	12/20/54	EUR	2,514	3,427,011
Granite Master Issuer PLC (United Kingdom), Series 2007-1, Class 3A2	0.445%	(c)	12/20/54	EUR	3,865	5,269,083
Granite Master Issuer PLC (United Kingdom), Series 2007-2, Class 3A2	0.425%	(c)	12/17/54	EUR	2,427	3,308,984
Granite Mortgages PLC (United Kingdom), Series 2003-3, Class 2A	0.600%	(c)	01/20/44	EUR	345	472,279
Granite Mortgages PLC (United Kingdom), Series 2003-3, Class 3A	0.897%	(c)	01/20/44	GBP	535	879,606
Granite Mortgages PLC (United Kingdom), Series 2004-3, Class 2A2	0.578%	(c)	09/20/44	EUR	352	481,483
Granite Mortgages PLC (United Kingdom), Series 2004-3, Class 3A2	0.904%	(c)	09/20/44	GBP	2,716	4,469,565

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#			Value (Note 2)

Greenpoint Mortgage Funding Trust, Series 2006-AR3, Class 4A2	0.435%	(c)	04/25/36		$169		$53,675
Greenpoint Mortgage Funding Trust, Series 2006-AR6, Class A1A	0.245%	(c)	10/25/46		—	(r)	56
Greenpoint Mortgage Funding Trust, Series 2006-AR8, Class 1A1A	0.245%	(c)	01/25/47		—	(r)	13
Greenpoint Mortgage Pass-Through Certificates, Series 2003-1, Class A1	2.793%	(c)	10/25/33		1,746		1,725,550
GSR Mortgage Loan Trust, Series 2004-7, Class 1A1	2.465%	(c)	06/25/34		906		896,081
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1	2.647%	(c)	09/25/35		2,001		1,987,520
GSR Mortgage Loan Trust, Series 2005-AR7, Class 6A1	5.037%	(c)	11/25/35		2,221		2,177,739
GSR Mortgage Loan Trust, Series 2007-2F, Class 3A3	6.000%		03/25/37		2,878		2,522,398
Harborview Mortgage Loan Trust, Series 2005-2, Class 2A1A	0.386%	(c)	05/19/35		525		457,430
Harborview Mortgage Loan Trust, Series 2005-4, Class 3A1	2.738%	(c)	07/19/35		2,888		2,480,201
Harborview Mortgage Loan Trust, Series 2006-7, Class 2A1B	0.418%	(c)	09/19/46		151		21,332
Holmes Master Issuer PLC (United Kingdom), Series 2011-1A, Class A3, 144A	1.577%	(c)	10/15/54	EUR	4,377		6,050,003
HomeBanc Mortgage Trust, Series 2006-2, Class A1	0.345%	(c)	12/25/36		461		390,648
Indymac Adjustable Rate Mortgage Trust, Series 2001-H2, Class A1	1.717%	(c)	01/25/32		2		1,430
Indymac Adjustable Rate Mortgage Trust, Series 2001-H2, Class A2	1.751%	(c)	01/25/32		17		16,531
Indymac Index Mortgage Loan Trust, Series 2004-AR11, Class 2A	2.505%	(c)	12/25/34		1,151		1,052,847
Indymac Index Mortgage Loan Trust, Series 2005-AR7, Class 4A1	2.671%	(c)	06/25/35		344		276,860
Indymac Index Mortgage Loan Trust, Series 2005-AR15, Class A2	4.643%	(c)	09/25/35		383		336,390
JPMorgan Mortgage Trust, Series 2004-A1, Class 1A1	2.732%	(c)	02/25/34		114		112,050
JPMorgan Mortgage Trust, Series 2005-A1, Class 6T1	3.777%	(c)	02/25/35		290		290,680
JPMorgan Mortgage Trust, Series 2005-S3, Class 1A2	5.750%		01/25/36		2,491		2,271,900
JPMorgan Mortgage Trust, Series 2007-A1, Class 2A1	2.680%	(c)	07/25/35		2,829		2,763,518
Lehman XS Trust, Series 2006-14N, Class 1A2	0.405%	(c)	09/25/46		126		8,580
Lehman XS Trust, Series 2006-16N, Class A4B	0.405%	(c)	11/25/46		234		26,647
Lehman XS Trust, Series 2006-GP2, Class 3A2	0.395%	(c)	06/25/46		18		240
MASTR Asset Securitization Trust, Series 2003-7, Class 1A2	5.500%		09/25/33		405		414,954
MASTR Reperforming Loan Trust, Series 2006-1, Class 1A4, 144A	8.000%		07/25/35		786		810,197
Merrill Lynch Alternative Note Asset, Series 2007-A2, Class A3C	0.465%	(c)	03/25/37		624		259,259
Merrill Lynch Mortgage Investors, Inc., Series 2003-A3, Class 1A	2.204%	(c)	05/25/33		2,198		2,088,385
Merrill Lynch Mortgage Investors, Inc., Series 2005-A10, Class A	0.375%	(c)	02/25/36		2,862		2,603,773

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Merrill Lynch Mortgage-Backed Securities Trust, Series 2007-1, Class 2A1	4.702%	(c)	04/25/37	$766	$624,193
MLCC Mortgage Investors, Inc., Series 2004-1, Class 2A2	2.143%	(c)	12/25/34	261	266,677
MLCC Mortgage Investors, Inc., Series 2005-2, Class 1A	1.599%	(c)	10/25/35	14,198	13,728,566
MLCC Mortgage Investors, Inc., Series 2005-2, Class 3A	1.170%	(c)	10/25/35	468	458,955
MLCC Mortgage Investors, Inc., Series 2005-3, Class 5A	0.420%	(c)	11/25/35	2,473	2,335,672
Nomura Asset Acceptance Corp., Series 2005-AP2, Class A5	4.976%	(c)	05/25/35	3,322	3,062,684
Nomura Asset Acceptance Corp., Series 2007-1, Class 1A4	6.138%	(c)	03/25/47	430	429,635
Nomura Asset Acceptance Corp., Series 2007-1, Class 1A6	5.820%	(c)	03/25/47	426	425,198
Opteum Mortgage Acceptance Corp., Series 2005-3, Class A1B	0.425%	(c)	07/25/35	41	40,485
Prime Mortgage Trust, Series 2004-CL1, Class 1A2	0.570%	(c)	02/25/34	232	217,643
Prime Mortgage Trust, Series 2004-CL1, Class 2A2	0.570%	(c)	02/25/19	5	4,572
Residential Accredit Loans, Inc., Series 2007-QH4, Class A2	0.395%	(c)	05/25/37	407	62,915
Residential Funding Mortgage Securities I, Series 2005-SA4, Class 1A21	3.063%	(c)	09/25/35	4,647	3,778,579
Rothschild, (L.F.) Mortgage Trust, Series 2, Class Z	9.950%		08/01/17	9	9,931
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-20, Class 3A1	2.090%	(c)	01/25/35	4,820	4,404,642
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-17, Class 3A1	2.330%	(c)	08/25/35	770	704,676
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1, Class 8A1	3.610%	(c)	02/25/36	395	319,879
Structured Asset Mortgage Investments, Inc., Series 2006-AR5, Class 1A2	0.425%	(c)	05/25/46	270	36,063
Structured Asset Mortgage Investments, Inc., Series 2006-AR5, Class 2A2	0.425%	(c)	05/25/46	241	46,856
Structured Asset Mortgage Investments, Inc., Series 2006-AR7, Class A1BG	0.285%	(c)	08/25/36	3,032	2,190,995
Structured Asset Securities Corp., Series 2002-1A, Class 4A	2.516%	(c)	02/25/32	32	32,198
Structured Asset Securities Corp., Series 2003-40A, Class 3A2	2.448%	(c)	01/25/34	511	495,392
Structured Asset Securities Corp., Series 2006-11, Class A1, 144A	2.649%	(c)	10/28/35	860	811,036
Thornburg Mortgage Securities Trust, Series 2003-2, Class A1	0.845%	(c)	04/25/43	123	120,274
Thornburg Mortgage Securities Trust, Series 2006-5, Class A1	5.045%	(c)	10/25/46	7,783	7,834,963
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR3, Class A1A	1.119%	(c)	05/25/46	2,499	1,764,775
Washington Mutual Mortgage Pass-Through Certificates, Series 2002-AR2, Class A	2.207%	(c)	02/27/34	396	392,215
Washington Mutual Mortgage Pass-Through Certificates, Series 2002-AR17, Class 1A	1.343%	(c)	11/25/42	257	240,834

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR9, Class 2A	2.457%	(c)	09/25/33	$232	$232,910
Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR13, Class A1B2	0.678%	(c)	11/25/34	843	794,008
Washington Mutual Mortgage Pass-Through Certificates, Series 2004-CB1, Class 4A	6.000%		06/25/34	207	217,859
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1	0.460%	(c)	10/25/45	2,048	1,896,222
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR15, Class A1B2	0.580%	(c)	11/25/45	539	450,468
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR17, Class A1B2	0.580%	(c)	12/25/45	479	431,276
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR10, Class 1A1	2.375%	(c)	09/25/36	542	473,558
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR16, Class 1A1	2.333%	(c)	12/25/36	150	126,280
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR17, Class 1A	0.969%	(c)	12/25/46	1,081	889,012
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR17, Class 1A1A	0.959%	(c)	12/25/46	1,498	1,410,250
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR17, Class 2A	2.456%	(c)	12/25/46	433	413,059
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR18, Class 1A1	2.071%	(c)	01/25/37	630	513,830
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY4, Class 1A1	2.133%	(c)	04/25/37	1,887	1,474,404
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR1, Class 2A	2.063%	(c)	02/25/33	8	8,284
Wells Fargo Mortgage-Backed Securities Trust, Series 2003-17, Class 1A12	5.250%		01/25/34	38,277	39,177,697
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-AA, Class A1	2.617%	(c)	12/25/34	1,931	1,951,240
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-CC, Class A1	2.616%	(c)	01/25/35	587	580,689
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Class 2A1	2.633%	(c)	03/25/36	2,136	2,131,942

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $426,138,133)					420,264,123

U.S. GOVERNMENT AGENCY OBLIGATIONS — 39.4%
Federal Home Loan Mortgage Corp.	0.875%		03/07/18	2,400	2,331,331
Federal Home Loan Mortgage Corp.	1.000%		03/08/17-09/29/17	74,400	73,956,815
Federal Home Loan Mortgage Corp.	1.250%		05/12/17-10/02/19	53,500	51,245,450
Federal Home Loan Mortgage Corp.	1.750%		05/30/19	1,400	1,375,220
Federal Home Loan Mortgage Corp.	2.375%		01/13/22(k)	58,500	55,923,953
Federal Home Loan Mortgage Corp.	3.750%		03/27/19	36,500	39,783,869
Federal Home Loan Mortgage Corp.	4.500%		09/01/40-12/01/41	46,610	49,410,008
Federal Home Loan Mortgage Corp.	4.500%		TBA	9,000	9,522,773
Federal Home Loan Mortgage Corp.	4.537%	(c)	11/01/35	350	367,277
Federal Home Loan Mortgage Corp.	5.500%		08/23/17-02/01/40	32,992	36,214,141
Federal Home Loan Mortgage Corp.	6.000%		01/01/14-07/01/40	34,208	37,786,935
Federal Home Loan Mortgage Corp.	6.000%		TBA	1,000	1,105,195
Federal National Mortgage Assoc.	0.875%		08/28/17-05/21/18	24,400	23,877,843
Federal National Mortgage Assoc.	1.125%		04/27/17	19,400	19,475,466
Federal National Mortgage Assoc.	1.250%		01/30/17	13,300	13,460,039
Federal National Mortgage Assoc.	1.353%	(c)	06/01/43	1,396	1,424,912

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Federal National Mortgage Assoc.	1.875%		09/18/18	$1,000	$1,006,583
Federal National Mortgage Assoc.	2.103%	(c)	08/01/35	1,142	1,208,707
Federal National Mortgage Assoc.	2.300%	(c)	06/01/35	286	303,617
Federal National Mortgage Assoc.	2.310%		08/01/22	700	659,049
Federal National Mortgage Assoc.	2.325%	(c)	01/01/24	1	973
Federal National Mortgage Assoc.	2.870%		09/01/27	6,800	5,884,286
Federal National Mortgage Assoc.	3.000%		02/01/27-12/01/28	36,407	37,186,992
Federal National Mortgage Assoc.	3.000%		TBA	28,000	28,574,218
Federal National Mortgage Assoc.	3.090%	(c)	08/01/29	44	47,102
Federal National Mortgage Assoc.	3.156%		05/01/22	5,933	5,938,936
Federal National Mortgage Assoc.	3.330%		11/01/21	1,640	1,664,683
Federal National Mortgage Assoc.	3.388%	(c)	05/01/36	3,374	3,503,345
Federal National Mortgage Assoc.	3.500%		08/01/25-06/01/43	33,846	33,764,937
Federal National Mortgage Assoc.	3.500%		TBA	66,000	69,018,985
Federal National Mortgage Assoc.	3.852%	(c)	05/01/36	25	25,761
Federal National Mortgage Assoc.	3.976%	(c)	11/01/35	1,031	1,068,383
Federal National Mortgage Assoc.	4.000%		04/01/18-09/01/42	121,199	128,401,979
Federal National Mortgage Assoc.	4.000%		TBA	223,000	229,550,625
Federal National Mortgage Assoc.	4.000%		TBA	80,000	82,100,000
Federal National Mortgage Assoc.	4.416%	(c)	12/01/36	665	704,488
Federal National Mortgage Assoc.	4.500%		11/01/15-11/01/43	649,765	689,193,621
Federal National Mortgage Assoc.	4.500%		TBA	170,000	179,569,139
Federal National Mortgage Assoc.	4.500%		TBA	71,000	75,229,491
Federal National Mortgage Assoc.	4.509%	(c)	01/01/28	36	38,420
Federal National Mortgage Assoc.	5.000%		02/13/17-03/01/42	146,546	160,286,416
Federal National Mortgage Assoc.	5.000%		TBA	156,000	169,418,434
Federal National Mortgage Assoc.	5.000%		TBA	22,000	23,823,593
Federal National Mortgage Assoc.	5.332%	(c)	01/01/36	402	432,303
Federal National Mortgage Assoc.	5.375%		06/12/17	1,000	1,143,513
Federal National Mortgage Assoc.	5.500%		08/01/15-09/01/41	205,612	226,103,416
Federal National Mortgage Assoc.	6.000%		04/01/17-05/01/41	120,861	133,915,319
Federal National Mortgage Assoc.	6.500%		09/01/16	44	45,439
Government National Mortgage Assoc.	1.625%	(c)	03/20/17-02/20/32	3,071	3,185,066
Government National Mortgage Assoc.	2.000%	(c)	09/20/24-12/20/26	217	225,154
Government National Mortgage Assoc.	5.000%		04/15/38-09/15/40	27,144	29,464,061
Government National Mortgage Assoc.	6.000%		05/15/37	17	19,324
Government National Mortgage Assoc.	7.000%		02/15/24	7	7,876
Resolution Funding Corp., PO	4.202%	(s)	10/15/19	7,600	6,599,194
Small Business Administration Participation Certificates, Series 2003-20I, Class 1	5.130%		09/01/23	378	405,931
Small Business Administration Participation Certificates, Series 2004-20F, Class 1	5.520%		06/01/24	91	99,311
Small Business Administration Participation Certificates, Series 2007-20K, Class 1	5.510%		11/01/27	10,844	11,894,115
Small Business Administration Participation Certificates, Series 2009-20E, Class 1	4.430%		05/01/29	14,521	15,478,291

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $2,767,232,454)					2,774,452,303

U.S. TREASURY OBLIGATIONS — 29.5%
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%		01/15/22-07/15/22	81,000	79,710,294
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%		04/15/17(h)(k)	20,400	21,561,370
U.S. Treasury Inflation Indexed Bonds, TIPS	0.375%		07/15/23	3,500	3,387,873
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625%		07/15/21	71,500	75,212,661
U.S. Treasury Inflation Indexed Bonds, TIPS	1.125%		01/15/21	14,700	16,496,205
U.S. Treasury Inflation Indexed Bonds, TIPS	1.250%		07/15/20	25,200	28,873,694
U.S. Treasury Inflation Indexed Bonds, TIPS	1.750%		01/15/28	57,100	68,156,222

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

U.S. TREASURY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. Treasury Inflation Indexed Bonds, TIPS	2.000%	01/15/26	$9,500	$12,376,059
U.S. Treasury Inflation Indexed Bonds, TIPS	2.375%	01/15/25-01/15/27	134,800	190,253,112
U.S. Treasury Inflation Indexed Bonds, TIPS	2.500%	01/15/29	105,100	134,361,622
U.S. Treasury Inflation Indexed Bonds, TIPS	3.625%	04/15/28	31,300	59,790,711
U.S. Treasury Notes	0.250%	12/31/15	2,800	2,792,563
U.S. Treasury Notes	0.375%	01/15/16	20,900	20,891,828
U.S. Treasury Notes	0.500%	07/31/17	23,300	22,810,327
U.S. Treasury Notes	0.625%	07/15/16-08/31/17	324,400	322,820,556
U.S. Treasury Notes	0.750%	12/31/17-02/28/18	19,500	19,031,316
U.S. Treasury Notes	0.750%	03/31/18(h)	159,100	154,575,514
U.S. Treasury Notes	0.875%	09/15/16-04/30/17	215,200	215,357,944
U.S. Treasury Notes	1.000%	08/31/16-03/31/17	21,800	21,877,165
U.S. Treasury Notes	1.250%	11/30/18(h)	243,300	238,091,920
U.S. Treasury Notes	1.250%	10/31/18(h)	108,500	106,372,423
U.S. Treasury Notes	1.375%	07/31/18	500	495,508
U.S. Treasury Notes	1.500%	07/31/16-12/31/18	70,400	69,907,746
U.S. Treasury Notes	1.500%	08/31/18(h)	179,100	178,190,530
U.S. Treasury Notes	1.750%	05/31/16	2,600	2,675,358
U.S. Treasury Notes	3.000%	02/28/17	2,100	2,237,813
U.S. Treasury Notes	3.125%	01/31/17	1,000	1,069,062
U.S. Treasury Notes	3.250%	03/31/17	5,700	6,125,722

TOTAL U.S. TREASURY OBLIGATIONS (cost $2,161,995,390)				2,075,503,118

			Shares
COMMON STOCK
Automobiles
Motors Liquidation Co. (Class A Stock)*(g) (cost $0)			68,000	—

PREFERRED STOCK — 0.9%
Diversified Financial Services
GMAC Capital Trust I, Series 2, 8.125% (cost $62,700,000)			2,508,000	67,063,920

TOTAL LONG-TERM INVESTMENTS (cost $7,244,242,371)				7,234,563,647

			Principal Amount (000)#
SHORT-TERM INVESTMENTS — 8.9%
REPURCHASE AGREEMENTS(m) — 4.2%
Barclays Capital, Inc., 0.010%, dated 12/31/13, due 01/02/14 in the amount of $30,900,017			$30,900	30,900,000
Barclays Capital, Inc., 0.040%, dated 12/18/13, due 01/10/14 in the amount of $19,700,503(g)			19,700	19,700,000
Citigroup Global Markets, 0.010%, dated 12/31/13, due 01/02/14 in the amount of $16,600,009			16,600	16,600,000
Morgan Stanley & Co. LLC, 0.020%, dated 12/31/13, due 01/02/14 in the amount of $7,500,008			7,500	7,500,000
RBS Securities, Inc., 0.020%, dated 12/31/13, due 01/02/14 in the amount of $82,200,091			82,200	82,200,000

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

REPURCHASE AGREEMENTS(m) (continued)			Principal Amount (000)#		Value (Note 2)

RBS Securities, Inc., 0.080%, dated 11/12/13, due 01/10/14 in the amount of $61,608,076(g)				$61,600	$61,600,000
RBS Securities, Inc., 0.080%, dated 12/20/13, due 01/23/14 in the amount of $36,602,765(g)				36,600	36,600,000
RBS Securities, Inc., 0.090%, dated 11/25/13, due 01/24/14 in the amount of $21,003,150(g)				21,000	21,000,000
RBS Securities, Inc., 0.090%, dated 12/26/13, due 01/31/14 in the amount of $20,501,845(g)				20,500	20,500,000

TOTAL REPURCHASE AGREEMENTS (cost $296,600,000)					296,600,000

	Interest Rate	Maturity Date
FOREIGN TREASURY OBLIGATIONS(n) — 3.0%
Italy Buoni Ordinari del Tesoro (Italy)	0.715%	11/14/14	EUR	29,700	40,554,045
Italy Buoni Ordinari del Tesoro (Italy)	0.825%	10/14/14	EUR	43,600	59,596,264
Italy Buoni Ordinari del Tesoro (Italy)	1.080%	08/14/14	EUR	5,900	8,075,752
Italy Buoni Ordinari del Tesoro (Italy)	1.111%	09/12/14	EUR	41,200	56,354,844
Italy Certificati di Credito del Tesoro (Italy)	0.820%	12/31/14	EUR	18,600	25,357,514
Mexico Cetes (Mexico)	3.640%	02/06/14	MXN	361,000	2,755,948
Mexico Cetes (Mexico)	3.690%	01/23/14	MXN	121,000	924,879
Spain Letras del Tesoro (Spain)	0.950%	10/17/14	EUR	3,100	4,234,875
Spain Letras del Tesoro (Spain)	0.990%	06/20/14	EUR	4,400	6,031,311
Spain Letras del Tesoro (Spain)	1.050%	07/18/14	EUR	4,200	5,753,636

TOTAL FOREIGN TREASURY OBLIGATIONS (cost $207,723,725)					209,639,068

U.S. GOVERNMENT AGENCY OBLIGATIONS(n) — 1.3%
Federal Home Loan Bank	0.020%	01/03/14		6,000	5,999,993
Federal Home Loan Bank	0.040%	01/02/14		48,700	48,700,000
Federal Home Loan Bank	0.067%	01/03/14		25,000	24,999,972
Federal Home Loan Bank	0.068%	01/03/14		12,400	12,399,986

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $92,099,769)					92,099,951

			Shares
AFFILIATED MONEY MARKET MUTUAL FUND — 0.2%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $11,239,000)(w)				11,239,000	11,239,000

			Principal Amount (000)#
CERTIFICATE OF DEPOSIT(n) — 0.1%
Itau Unibanco (Brazil)(cost 9,093,090)	1.380%	10/31/14		$9,200	9,096,537

COMMERCIAL PAPER(n) — 0.1%
Santander SA (Spain)(cost $7,599,500)	2.370%	01/02/14		7,600	7,600,000

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

U.S. TREASURY OBLIGATIONS(n)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

U.S. Treasury Bills	0.005%	01/02/14		$271	$271,000
U.S. Treasury Bills	0.106%	11/13/14(h)		1,131	1,130,010
U.S. Treasury Bills	0.113%	12/11/14(h)		271	270,703

TOTAL U.S. TREASURY OBLIGATIONS (cost $1,671,516)					1,671,713

TOTAL SHORT-TERM INVESTMENTS (cost $626,026,600)					627,946,269

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 111.6% (cost $7,870,268,971)					7,862,509,916

	Counterparty		Notional Amount (000)#
OPTIONS WRITTEN* — (0.1)%
Call Options
5 Year CDX.O IG.21.V1,	JPMorgan Chase			$10,300	(9,737)
expiring 03/19/14, Strike Price $0.60
expiring 03/19/14, Strike Price $0.60	JPMorgan Chase			17,900	(16,921)
DJ iTraxx.O EU20 5Y,	BNP Paribas Bank		EUR	10,500	(27,325)
expiring 03/19/14, Strike Price $0.70
Interest Rate Swap Options,
Pay a fixed rate of 1.30% and receive a floating rate based on 3-month LIBOR, expiring 01/27/14	Morgan Stanley			71,800	(50)
Pay a fixed rate of 1.40% and receive a floating rate based on 3-month LIBOR, expiring 01/27/14	Goldman Sachs & Co.			387,600	(3,256)
Pay a fixed rate of 2.50% and receive a floating rate based on 3-month LIBOR, expiring 01/27/14	Royal Bank of Scotland Group PLC			18,500	(19)
Pay a fixed rate of 2.50% and receive a floating rate based on 3-month LIBOR, expiring 03/03/14	Royal Bank of Scotland Group PLC			32,000	(2,189)
Pay a fixed rate of 2.60% and receive a floating rate based on 3-month LIBOR, expiring 03/03/14	Goldman Sachs & Co.			20,800	(4,108)
Pay a fixed rate of 2.65% and receive a floating rate based on 3-month LIBOR, expiring 03/03/14	Citigroup Global Markets			12,700	(4,121)
Pay a fixed rate of 0.40% and receive a floating rate based on 3-month Euribor, expiring 03/12/14	Bank of America		EUR	44,200	(65,281)
Pay a fixed rate of 0.40% and receive a floating rate based on 3-month Euribor, expiring 03/12/14	Barclays Capital Group		EUR	10,800	(15,951)
Pay a fixed rate of 0.40% and receive a floating rate based on 3-month Euribor, expiring 03/12/14	Goldman Sachs & Co.		EUR	10,800	(15,951)
Pay a fixed rate of 2.40% and receive a floating rate based on 3-month LIBOR, expiring 03/17/14	Deutsche Bank AG			20,200	(1,099)
Pay a fixed rate of 1.40% and receive a floating rate based on 3-month LIBOR, expiring 05/06/14	Goldman Sachs & Co.			41,200	(15,998)
Pay a fixed rate of 1.40% and receive a floating rate based on 3-month LIBOR, expiring 05/06/14	Morgan Stanley			54,000	(20,968)

					(202,974)

Put Options — (0.1)%
5 Year CDX.O IG.21.V1,	BNP Paribas Bank			17,900	(7,972)
expiring 03/19/14, Strike Price $0.90
expiring 03/19/14, Strike Price $0.90	JPMorgan Chase & Co.			10,300	(4,587)
DJ iTraxx.O EU20 5Y,	BNP Paribas Bank		EUR	10,500	(4,763)
expiring 03/19/14, Strike Price $1.10
Euro Dollar Future,				6,080	(304,000)
expiring 03/14/14, Strike Price $97.38
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA,	Deutsche Bank			6,000	(4,598)
expiring 03/10/20, Strike Price $215.95

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

OPTIONS WRITTEN* (continued)	Counterparty	Notional Amount (000)#		Value (Note 2)
Put Options (continued)
expiring 03/12/20, Strike Price $215.95	Citigroup Global Markets		$16,800	$(18,133)
expiring 04/07/20, Strike Price $216.69	Citigroup Global Markets		40,100	(42,259)
expiring 09/29/20, Strike Price $217.97	Citigroup Global Markets		18,200	(18,381)
expiring 10/13/20, Strike Price $218.01	Deutsche Bank		18,700	(16,600)
Interest Rate Swap Options,
Receive a fixed rate of 1.80% and pay a floating rate based on 3-month LIBOR, expiring 01/27/14	Morgan Stanley		71,800	(335,227)
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 01/27/14	Goldman Sachs & Co.		387,600	(534,384)
Receive a fixed rate of 3.50% and pay a floating rate based on 3-month LIBOR, expiring 01/27/14	Royal Bank of Scotland Group PLC		18,500	(8,097)
Receive a fixed rate of 3.10% and pay a floating rate based on 3-month LIBOR, expiring 03/03/14	Citigroup Global Markets		12,700	(173,766)
Receive a fixed rate of 3.10% and pay a floating rate based on 3-month LIBOR, expiring 03/03/14	Deutsche Bank AG		40,500	(554,137)
Receive a fixed rate of 0.40% and pay a floating rate based on 3-month Euribor, expiring 03/12/14	Bank of America	EUR	44,200	(14,679)
Receive a fixed rate of 0.40% and pay a floating rate based on 3-month Euribor, expiring 03/12/14	Barclays Capital Group	EUR	10,800	(3,587)
Receive a fixed rate of 0.40% and pay a floating rate based on 3-month Euribor, expiring 03/12/14	Goldman Sachs & Co.	EUR	10,800	(3,587)
Receive a fixed rate of 2.90% and pay a floating rate based on 3-month LIBOR, expiring 03/17/14	Deutsche Bank AG		20,200	(558,787)
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 03/31/14	Goldman Sachs & Co.		125,600	(232,047)
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 03/31/14	Morgan Stanley		438,900	(810,870)
Receive a fixed rate of 1.90% and pay a floating rate based on 3-month LIBOR, expiring 05/06/14	Goldman Sachs & Co.		41,200	(512,104)

				(4,162,565)

TOTAL OPTIONS WRITTEN (premiums received $8,632,352)				(4,365,539)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 111.5% (cost $7,861,636,619)				7,858,144,377
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (11.5)%.				(812,298,540)

NET ASSETS — 100.0%				$7,045,845,837

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
CDX	Credit Derivative Index
CLO	Collateralized Loan Obligations
CMBX	Commercial Mortgage-Backed Index
CPI	Consumer Price Index
Euribor	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corporation
iTraxx	International Credit Derivative Index
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
NSA	Non-Seasonally Adjusted

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

PO	Principal Only
REMIC	Real Estate Mortgage Investment Conduit
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2013.

(g)	Indicates a security that has been deemed illiquid.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(m)	Repurchase agreements are collateralized by U.S. Treasury Inflationary Indexed (coupon rate 1.250%, maturity date 07/15/20), and U.S. Treasury (coupon rates 0.250% - 4.250%, maturity dates 11/15/14 - 08/15/21), with the aggregate value, including accrued interest, of $301,244,302.

(n)	Rate shown reflects yield to maturity at purchase date.

(r)	Less than $500 par.

(s)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)(1)
Long Positions:
6,786	90 Day Euro Dollar	Sep. 2014	$1,679,808,820	$1,681,740,450	$1,931,630
2,167	90 Day Euro Dollar	Dec. 2014	539,519,802	539,420,475	(99,327)
157	90 Day Euro Dollar	Mar. 2015	39,032,159	39,041,975	9,816
1,668	90 Day Euro Dollar	Jun. 2015	414,521,787	414,185,250	(336,537)
10,998	90 Day Euro Dollar	Dec. 2015	2,721,834,360	2,718,568,125	(3,266,235)
3,109	90 Day Euro Dollar	Mar. 2016	767,692,047	766,135,325	(1,556,722)
748	90 Day Euro Dollar	Jun. 2016	184,155,548	183,736,850	(418,698)
2,155	90 Day Euro Dollar	Sep. 2016	525,721,450	527,678,688	1,957,238
417	90 Day Euro Dollar	Dec. 2016	101,515,484	101,794,913	279,429
353	90 Day Euro Dollar	Mar. 2017	85,551,787	85,920,200	368,413
312	90 Day Euro Dollar	Jun. 2017	75,449,099	75,726,300	277,201
202	90 Day Euro Euribor	Dec. 2014	69,257,274	69,216,054	(41,220)
202	90 Day Euro Euribor	Mar. 2015	69,222,572	69,160,476	(62,096)
202	90 Day Euro Euribor	Jun. 2015	69,174,543	69,091,003	(83,540)
202	90 Day Euro Euribor	Sep. 2015	69,116,763	69,011,109	(105,654)
3,526	5 Year U.S. Treasury Notes	Mar. 2014	426,218,251	420,695,875	(5,522,376)
794	10 Year U.S. Treasury Notes	Mar. 2014	99,489,469	97,699,219	(1,790,250)

					$(8,458,928)

(1)	Cash of $16,154,000 and FHLMC and U.S. Treasury Securities with a market value of $2,130,926 have been segregated to cover requirement for open futures contracts as of December 31, 2013.

Forward foreign currency exchange contracts outstanding at December 31, 2013:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real,
Expiring 01/03/14	Barclays Capital Group	BRL	297	$126,338	$125,760	$(578)
Expiring 01/03/14	Barclays Capital Group	BRL	197	84,784	83,613	(1,171)
Expiring 01/03/14	Citigroup Global Markets	BRL	296	127,002	125,415	(1,587)

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real (continued),
Expiring 01/03/14	Hong Kong & Shanghai Bank	BRL	296	$126,978	$125,391	$(1,587)
Expiring 01/03/14	JPMorgan Chase	BRL	336	142,358	142,346	(12)
Expiring 01/03/14	JPMorgan Chase	BRL	99	42,358	41,806	(552)
Expiring 01/03/14	Morgan Stanley	BRL	12,507	5,354,165	5,297,236	(56,929)
Expiring 01/03/14	Morgan Stanley	BRL	1,030	443,083	436,364	(6,719)
Expiring 01/03/14	Morgan Stanley	BRL	474	203,077	200,711	(2,366)
Expiring 01/03/14	Morgan Stanley	BRL	326	138,084	138,192	108
Expiring 01/03/14	Morgan Stanley	BRL	326	138,041	138,175	134
Expiring 01/03/14	Morgan Stanley	BRL	197	84,683	83,594	(1,089)
Expiring 01/03/14	Morgan Stanley	BRL	99	42,310	41,788	(522)
British Pound,
Expiring 01/02/14	Barclays Capital Group	GBP	25,018	40,729,304	41,428,198	698,894
Euro,
Expiring 01/02/14	Citigroup Global Markets	EUR	12,319	16,709,184	16,947,288	238,104
Expiring 01/02/14	UBS AG	EUR	233,343	318,863,210	321,010,702	2,147,492
Mexican Peso,
Expiring 03/06/14	BNP Paribas	MXN	6,721	514,204	512,095	(2,109)
Expiring 03/06/14	Morgan Stanley	MXN	89,276	6,758,454	6,802,203	43,749

				$390,627,617	$393,680,877	$3,053,260

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real,
Expiring 01/03/14	Morgan Stanley	BRL	16,481	$6,988,398	$6,980,392	$8,006
Expiring 02/04/14	Morgan Stanley	BRL	12,507	5,312,322	5,253,875	58,447
British Pound,
Expiring 01/02/14	Credit Suisse First Boston Corp.	GBP	25,018	40,515,200	41,428,198	(912,998)
Expiring 02/04/14	Barclays Capital Group	GBP	25,018	40,719,997	41,418,747	(698,750)
Canadian Dollar,
Expiring 03/20/14	Citigroup Global Markets	CAD	126,403	119,100,361	118,765,934	334,427
Euro,
Expiring 01/02/14	Citigroup Global Markets	EUR	414	566,934	569,541	(2,607)
Expiring 01/02/14	JPMorgan Chase	EUR	239,369	322,098,996	329,300,689	(7,201,693)
Expiring 01/02/14	JPMorgan Chase	EUR	436	599,640	599,807	(167)
Expiring 01/02/14	Royal Bank of Canada	EUR	5,443	7,403,895	7,487,952	(84,057)
Expiring 02/04/14	Citigroup Global Markets	EUR	665	912,633	914,824	(2,191)
Expiring 02/04/14	Citigroup Global Markets	EUR	595	819,078	818,526	552
Expiring 02/04/14	JPMorgan Chase	EUR	805	1,102,088	1,107,418	(5,330)
Expiring 02/04/14	UBS AG	EUR	233,343	318,866,243	321,004,078	(2,137,835)
Expiring 02/28/14	Credit Suisse First Boston Corp.	EUR	11,100	14,823,406	15,269,889	(446,483)
Expiring 02/28/14	Deutsche Bank	EUR	50,700	66,866,202	69,746,250	(2,880,048)
Expiring 03/14/14	Royal Bank of Canada	EUR	5,076	6,785,516	6,982,912	(197,396)
Expiring 04/01/14	BNP Paribas	EUR	3,200	4,042,848	4,402,170	(359,322)
Expiring 04/01/14	Citigroup Global Markets	EUR	2,500	3,168,375	3,439,195	(270,820)
Expiring 06/02/14	BNP Paribas	EUR	4,500	5,690,385	6,190,982	(500,597)
Expiring 06/02/14	Credit Suisse First Boston Corp.	EUR	3,700	4,691,600	5,090,363	(398,763)
Expiring 06/02/14	Hong Kong & Shanghai Bank	EUR	3,500	4,676,434	4,815,208	(138,774)
Expiring 07/01/14	BNP Paribas	EUR	3,200	4,048,000	4,402,675	(354,675)
Expiring 08/01/14	BNP Paribas	EUR	2,500	3,164,000	3,439,898	(275,898)
Japanese Yen,
Expiring 01/06/14	Credit Suisse First Boston Corp.	JPY	493,051	4,700,000	4,682,035	17,965
Expiring 02/18/14	Citigroup Global Markets	JPY	740,400	7,189,508	7,032,347	157,161
Expiring 02/18/14	Citigroup Global Markets	JPY	341,800	3,334,950	3,246,429	88,521
Expiring 02/18/14	Credit Suisse First Boston Corp.	JPY	1,327,300	12,711,641	12,606,745	104,896
Expiring 02/18/14	Deutsche Bank	JPY	473,600	4,560,933	4,498,270	62,663
Expiring 02/18/14	Deutsche Bank	JPY	415,900	4,036,998	3,950,234	86,764

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Japanese Yen (continued),
Expiring 02/18/14	Hong Kong & Shanghai Bank	JPY	1,973,600	$19,874,786	$18,745,327	$1,129,459
Expiring 02/18/14	JPMorgan Chase	JPY	706,200	6,872,518	6,707,514	165,004
Mexican Peso,
Expiring 01/23/14	JPMorgan Chase	MXN	11,994	931,105	916,806	14,299
Expiring 02/06/14	BNP Paribas	MXN	35,735	2,765,624	2,728,445	37,179

				$1,049,940,614	$1,064,543,675	$(14,603,061)

Interest rate swap agreements outstanding at December 31, 2013:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
BRL	9,400	01/02/17	8.860%	Brazilian Interbank lending rate(1)	$(237,045)	$6,038	$(243,083)	Bank of America
BRL	7,000	01/02/17	9.130%	Brazilian Interbank lending rate(1)	(177,019)	20,652	(197,671)	Deutsche Bank AG
BRL	5,000	01/02/17	9.100%	Brazilian Interbank lending rate(1)	(129,814)	—	(129,814)	Goldman Sachs & Co.
BRL	4,000	01/02/17	10.630%	Brazilian Interbank lending rate(1)	(44,666)	399	(45,065)	Bank of America
BRL	4,000	01/02/17	9.140%	Brazilian Interbank lending rate(1)	(101,538)	10,886	(112,424)	Bank of America
BRL	2,600	01/02/17	8.900%	Brazilian Interbank lending rate(1)	(71,128)	1,842	(72,970)	UBS AG
BRL	1,100	01/02/17	10.630%	Brazilian Interbank lending rate(1)	(12,283)	444	(12,727)	Goldman Sachs & Co.
BRL	1,000	01/02/17	10.630%	Brazilian Interbank lending rate(1)	(11,167)	232	(11,399)	Deutsche Bank AG
BRL	100	01/02/17	10.630%	Brazilian Interbank lending rate(1)	(1,117)	245	(1,362)	Morgan Stanley
MXN	85,200	09/06/16	5.600%	28 day Mexican interbank rate(1)	174,607	18,962	155,645	Morgan Stanley
MXN	25,000	09/06/16	5.600%	28 day Mexican interbank rate(1)	50,833	7,814	43,019	HSBC Bank USA
MXN	566,800	09/13/17	5.500%	28 day Mexican interbank rate(1)	796,056	(128,615)	924,671	Barclays Bank PLC
MXN	208,200	09/13/17	5.500%	28 day Mexican interbank rate(1)	292,412	(40,838)	333,250	HSBC Bank USA
MXN	109,000	09/13/17	5.500%	28 day Mexican interbank rate(1)	151,490	(34,997)	186,487	Morgan Stanley
MXN	13,000	09/13/17	5.500%	28 day Mexican interbank rate(1)	18,068	(2,521)	20,589	Goldman Sachs & Co.
MXN	11,600	09/13/17	5.000%	28 day Mexican interbank rate(1)	665	(7,020)	7,685	HSBC Bank USA

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest rate swap agreements outstanding at December 31, 2013 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
MXN	3,900	09/13/17	5.000%	28 day Mexican interbank rate(1)	$223	$(1,706)	$1,929	Barclays Bank PLC
MXN	206,000	06/11/18	5.000%	28 day Mexican interbank rate(1)	(206,223)	(298,497)	92,274	HSBC Bank USA
MXN	133,000	06/11/18	5.000%	28 day Mexican interbank rate(1)	(133,144)	(195,659)	62,515	Morgan Stanley
MXN	12,400	06/11/18	5.500%	28 day Mexican interbank rate(1)	6,837	(4,824)	11,661	Goldman Sachs & Co.
MXN	10,900	06/11/18	5.500%	28 day Mexican interbank rate(1)	6,010	(4,247)	10,257	Morgan Stanley
MXN	8,800	06/11/18	5.250%	28 day Mexican interbank rate(1)	(2,008)	(10,389)	8,381	Goldman Sachs & Co.
MXN	6,000	06/11/18	5.250%	28 day Mexican interbank rate(1)	(1,360)	(6,734)	5,374	Morgan Stanley
MXN	4,900	06/11/18	5.250%	28 day Mexican interbank rate(1)	(1,110)	(5,861)	4,751	Barclays Bank PLC
MXN	4,100	06/11/18	5.500%	28 day Mexican interbank rate(1)	2,222	(1,138)	3,360	HSBC Bank USA
MXN	3,900	06/11/18	5.250%	28 day Mexican interbank rate(1)	(884)	(2,672)	1,788	JPMorgan Chase & Co.
MXN	3,800	06/11/18	5.500%	28 day Mexican interbank rate(1)	2,095	(1,532)	3,627	Barclays Bank PLC
MXN	1,900	06/11/18	5.500%	28 day Mexican interbank rate(1)	1,048	(493)	1,541	JPMorgan Chase & Co.
MXN	31,900	06/02/21	6.350%	28 day Mexican interbank rate(1)	5,723	6,060	(337)	Morgan Stanley
MXN	116,100	09/02/22	5.500%	28 day Mexican interbank rate(1)	(650,642)	(208,663)	(441,979)	HSBC Bank USA
MXN	63,400	09/02/22	5.500%	28 day Mexican interbank rate(1)	(355,303)	(97,807)	(257,496)	Morgan Stanley
MXN	61,000	09/02/22	5.750%	28 day Mexican interbank rate(1)	(262,755)	(4,528)	(258,227)	Barclays Bank PLC
MXN	36,000	09/02/22	5.750%	28 day Mexican interbank rate(1)	(155,069)	(3,516)	(151,553)	UBS AG
MXN	21,900	09/02/22	5.500%	28 day Mexican interbank rate(1)	(122,731)	(32,863)	(89,868)	Bank of America
MXN	10,400	06/05/23	6.000%	28 day Mexican interbank rate(1)	(41,811)	(39,232)	(2,579)	JPMorgan Chase & Co.
MXN	7,700	06/05/23	5.750%	28 day Mexican interbank rate(1)	(41,710)	(11,986)	(29,724)	HSBC Bank USA
MXN	6,500	06/05/23	5.750%	28 day Mexican interbank rate(1)	(35,210)	(15,363)	(19,847)	Goldman Sachs & Co.
MXN	6,300	06/05/23	6.000%	28 day Mexican interbank rate(1)	(25,311)	(10,537)	(14,774)	Barclays Bank PLC
MXN	6,100	06/05/23	5.750%	28 day Mexican interbank rate(1)	(33,053)	(9,788)	(23,265)	Deutsche Bank AG
MXN	3,100	06/05/23	5.750%	28 day Mexican interbank rate(1)	(16,792)	(3,811)	(12,981)	BNP Paribas Bank
MXN	2,700	06/05/23	5.750%	28 day Mexican interbank rate(1)	(14,621)	(7,339)	(7,282)	Barclays Bank PLC

					$(1,377,225)	$(1,119,602)	$(257,623)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
	Exchange-traded swap agreements:
JPY	7,570,000	09/18/23	1.000%	6 month LIBOR(1)	$389,570	$(811,140)	$(1,200,710)

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest rate swap agreements outstanding at December 31, 2013 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements:
$878,100	03/18/16	1.500%	3 month LIBOR(1)	$6,581,939	$5,815,661	$(766,278)
1,299,000	12/16/16	1.500%	3 month LIBOR(1)	1,070,482	(1,362,695)	(2,433,177)
828,000	09/21/17	3.000%	3 month LIBOR(1)	5,290,063	4,041,673	(1,248,390)
229,100	10/15/17	1.000%	Daily Effective Federal Funds Rate(1)	(270,029)	(3,178,517)	(2,908,488)
229,100	06/15/41	4.250%	3 month LIBOR(1)	(97,694,648)	(14,134,208)	83,560,440
177,700	06/19/43	2.750%	3 month LIBOR(1)	11,553,296	38,655,503	27,102,207
98,000	12/18/43	3.500%	3 month LIBOR(1)	4,825,717	7,777,115	2,951,398

				$(68,253,610)	$36,803,392	$105,057,002

(1)	Portfolio pays the floating rate and receives the fixed rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at December 31, 2013:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on credit indices—Sell Protection(1):
CMBX.NA.AAA.6	05/11/63	0.500%	5,900	$(148,940)	$(256,497)	$107,557	Bank of America

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at December 31, 2013(2) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1):
Bank of America Corp.	09/20/14	1.000%	$	6,500	0.190%	$39,226	$30,432	$8,794	Deutsche Bank AG
Berkshire Hathaway, Inc.	03/20/15	1.000%		3,500	0.206%	36,339	(15,095)	51,434	UBS AG
Export-Import Bank	06/20/17	1.000%		500	0.561%	7,374	(14,633)	22,007	Deutsche Bank AG
Federal Republic of Brazil	06/20/15	1.000%		13,400	0.774%	47,736	(41,797)	89,533	HSBC Bank USA
Federal Republic of Brazil	06/20/15	1.000%		8,100	0.774%	28,787	(59,883)	88,670	Credit Suisse First Boston
Federal Republic of Brazil	06/20/15	1.000%		6,500	0.774%	23,156	(20,275)	43,431	Deutsche Bank AG
Federal Republic of Brazil	06/20/15	1.000%		1,800	0.774%	6,397	(4,883)	11,280	Deutsche Bank AG
Federal Republic of Brazil	06/20/15	1.000%		1,800	0.774%	6,397	(4,943)	11,340	Morgan Stanley
Federal Republic of Brazil	06/20/15	1.000%		1,700	0.774%	6,042	(13,779)	19,821	Citigroup, Inc.
Federal Republic of Brazil	06/20/15	1.000%		1,200	0.774%	4,275	(4,913)	9,188	Barclays Bank PLC
Federal Republic of Brazil	09/20/15	1.000%		20,300	0.889%	43,569	(56,503)	100,072	HSBC Bank USA
Federal Republic of Brazil	09/20/15	1.000%		18,000	0.889%	38,632	(48,200)	86,832	Barclays Bank PLC
Federal Republic of Brazil	09/20/15	1.000%		7,900	0.889%	16,736	(33,018)	49,754	Credit Suisse First Boston

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Credit default swap agreements outstanding at December 31, 2013 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at December 31, 2013(2) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1) (continued)
Federal Republic of Brazil	09/20/15	1.000%		$1,200	0.889%	$2,482	$(6,407)	$8,889	Citigroup, Inc.
Federal Republic of Brazil	09/20/15	1.000%		900	0.889%	1,862	(2,935)	4,797	UBS AG
Federal Republic of Brazil	12/20/15	1.000%		43,800	0.974%	29,701	(90,345)	120,046	Deutsche Bank AG
Federal Republic of Brazil	06/20/16	1.000%		3,800	1.154%	(14,160)	(6,478)	(7,682)	Deutsche Bank AG
General Electirc Capital Corp.	09/20/15	1.000%		2,800	0.284%	35,669	29,281	6,388	Deutsche Bank AG
General Electirc Capital Corp.	12/20/15	1.000%		6,500	0.303%	92,184	(49,943)	142,127	Morgan Stanley
General Electirc Capital Corp.	03/20/16	1.000%		3,600	0.317%	56,138	(15,573)	71,711	Citigroup, Inc.
JPMorgan Chase & Co.	09/20/14	1.000%		3,000	0.295%	18,362	15,382	2,980	Citigroup, Inc.
Metlife, Inc.	12/20/14	1.000%		25,000	0.121%	220,165	(118,549)	338,714	Bank of America
Metlife, Inc.	12/20/14	1.000%		2,800	0.121%	24,441	(23,515)	47,956	Deutsche Bank AG
Metlife, Inc.	12/20/14	1.000%		2,600	0.121%	22,897	(26,869)	49,766	Citigroup, Inc.
Metlife, Inc.	12/20/14	1.000%		1,200	0.121%	10,568	(6,717)	17,285	Credit Suisse First Boston
Morgan Stanley	09/20/14	1.000%		1,700	0.244%	8,442	(13,858)	22,300	Credit Suisse First Boston
People’s Republic of China	06/20/15	1.000%		9,300	0.234%	110,643	44,390	66,253	Royal Bank of Scotland Group PLC
People’s Republic of China	06/20/15	1.000%		3,100	0.234%	36,881	14,365	22,516	Citigroup, Inc.
People’s Republic of China	12/20/18	1.000%		1,900	0.757%	23,166	17,038	6,128	Citigroup, Inc.
People’s Republic of China	12/20/18	1.000%		600	0.757%	7,315	5,668	1,647	Barclays Bank PLC
Republic of Indonesia	09/20/15	1.000%		1,300	0.960%	1,925	(10,262)	12,187	Deutsche Bank AG
Republic of Indonesia	06/20/16	1.000%		6,000	1.235%	(29,524)	(46,485)	16,961	Barclays Bank PLC
Republic of Indonesia	06/20/16	1.000%		4,200	1.235%	(20,666)	(37,101)	16,435	Citigroup, Inc.
Republic of Indonesia	06/20/16	1.000%		1,700	1.235%	(8,365)	(15,393)	7,028	Citigroup, Inc.
Republic of Indonesia	09/20/16	1.000%		6,500	1.343%	(55,415)	(51,296)	(4,119)	Morgan Stanley
Republic of Indonesia	09/20/16	1.000%		2,900	1.343%	(24,724)	(24,350)	(374)	UBS AG
U.S. Treasury Note	03/20/16	0.250%	EUR	22,200	0.263%	(28,392)	(138,273)	109,881	BNP Paribas Bank
United Kingdom Treasury	12/20/15	1.000%		1,100	0.079%	20,024	9,581	10,443	UBS AG
United Mexican States	09/20/15	1.000%		16,000	0.323%	194,313	(42,001)	236,314	HSBC Bank USA
United Mexican States	09/20/15	1.000%		15,000	0.323%	182,168	(39,376)	221,544	Barclays Bank PLC
United Mexican States	09/20/15	1.000%		500	0.323%	6,072	2,802	3,270	Bank of America
United Mexican States	03/20/16	1.000%		36,900	0.362%	538,415	(101,434)	639,849	Morgan Stanley
United Mexican States	03/20/16	1.000%		31,500	0.362%	459,623	(136,851)	596,474	HSBC Bank USA
United Mexican States	03/20/16	1.000%		9,600	0.362%	140,075	(34,110)	174,185	Citigroup, Inc.
United Mexican States	03/20/16	1.000%		400	0.362%	5,836	(1,339)	7,175	Barclays Bank PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Credit default swap agreements outstanding at December 31, 2013 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at December 31, 2013(2) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1) (continued)
United Mexican States	03/20/16	0.920%	$	100	0.362%	$1,511	$—	$1,511	JPMorgan Chase Bank
United Mexican States	06/20/16	1.000%		9,800	0.411%	145,646	(10,985)	156,631	Citigroup, Inc.
United Mexican States	09/20/16	1.000%		700	0.451%	10,591	3,327	7,264	HSBC Bank USA
United Mexican States	09/20/16	1.000%		500	0.451%	7,565	2,478	5,087	JPMorgan Chase & Co.
United Mexican States	06/20/17	1.000%		1,900	0.574%	27,927	(16,599)	44,526	Morgan Stanley
United Mexican States	12/20/18	1.000%		1,500	0.878%	9,234	(3,011)	12,245	Bank of America
United Mexican States	12/20/18	1.000%		800	0.878%	6,996	(1,985)	8,981	Goldman Sachs & Co.
United Mexican States	12/20/18	1.000%		600	0.878%	3,693	(920)	4,613	Citigroup, Inc.
United Mexican States	12/20/18	1.000%		600	0.878%	3,693	(991)	4,684	JPMorgan Chase & Co.

						$2,589,643	$(1,217,129)	$3,806,772

The Portfolio entered into credit default swap agreements on corporate issues, sovereign issues and credit indices as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active short position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Debt Obligations	$—	$29,633,069	$—
Collateralized Loan Obligations	—	28,565,419	—
Non-Residential Mortgage-Backed Securities	—	37,277,503	—
Residential Mortgage-Backed Securities	—	47,240,206	—
Bank Loan	—	2,320,181	—
Commercial Mortgage-Backed Securities	—	69,907,158	—
Corporate Bonds	—	887,515,275	—
Foreign Government Bonds	—	366,234,099	—
Municipal Bonds	—	428,587,273	—
Residential Mortgage-Backed Securities	—	420,264,123	—
U.S. Government Agency Obligations	—	2,866,552,254	—
U.S. Treasury Obligations	—	2,077,174,831	—
Preferred Stock	67,063,920	—	—
Foreign Treasury Obligations	—	209,639,068	—
Repurchase Agreements	—	296,600,000	—
Certificate of Deposit	—	9,096,537	—
Commercial Paper	—	7,600,000	—
Affiliated Money Market Mutual Fund	11,239,000	—	—
Options Written	(304,000)	(2,918,651)	(1,142,888)
Other Financial Instruments*
Futures Contracts	(8,458,928)	—	—
Foreign Forward Currency Exchange Contracts	—	(11,549,801)	—
Interest Rate Swaps	105,057,002	(257,623)	—
Credit Default Swaps	—	3,914,329	—

Total	$174,596,994	$7,773,395,250	$(1,142,888)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

U.S. Government Agency Obligations	40.7%
U.S. Treasury Obligations	29.5
Residential Mortgage-Backed Securities	6.7
Municipal Bonds	6.1
Financial – Bank & Trust	5.2
Foreign Government Bonds	5.2
Repurchase Agreements	4.2
Financial Services	3.5
Foreign Treasury Obligations	3.0
Diversified Financial Services	2.0
Commercial Mortgage-Backed Securities	1.0
Oil & Gas	0.8
Utilities	0.6
Non-Residential Mortgage-Backed Securities	0.5
Collateralized Debt Obligations	0.4

Collateralized Loan Obligations	0.4%
Insurance	0.4
Telecommunications	0.3
Metals & Mining	0.3
Beverages	0.2
Affiliated Money Market Mutual Fund	0.2
Certificates of Deposit	0.1
Commercial Paper	0.1
Electric	0.1
Savings & Loan	0.1

111.6
Options Written	(0.1)
Liabilities in excess of other assets	(11.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due to broker — variation margin	$118,437,772	*	Due to broker — variation margin	$21,839,698	*
Interest rate contracts	—	—		Written options outstanding, at value	4,294,234
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	1,878,804		Unrealized depreciation on over-the-counter swap agreements	2,136,427
Interest rate contracts	Premiums paid for swap agreements	73,574		Premiums received for swap agreements	1,193,176
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	5,393,824		Unrealized depreciation on foreign currency forward contracts	16,943,625
Credit contracts	Unrealized appreciation on over-the-counter swap agreements	3,926,504		Unrealized depreciation on over-the-counter swap agreements	12,175
Credit contracts	Premiums paid for swap agreements	174,744		Premiums received for swap agreements	1,648,370
Credit contracts	—	—		Written options outstanding, at value	71,305

Total		$129,885,222			$48,139,010

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Written Options	Swaps	Forward Currency Contracts(1)	Total
Interest rate contracts	$(2,843,787)	$14,950,781	$(7,682,142)	$—	$4,424,852
Foreign exchange contracts	—	546,808	—	8,554,967	9,101,775
Credit contracts	—	226,443	3,433,999	—	3,660,442

Total	$(2,843,787)	$15,724,032	$(4,248,143)	$8,554,967	$17,187,069

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Written Options	Swaps	Forward Currency Contracts(2)	Total
Interest rate contracts	$(9,679,892)	$(1,638,147)	$64,259,612	$—	$52,941,573
Foreign exchange contracts	—	—	—	1,256,751	1,256,751
Credit contracts	—	18,595	(4,265,131)	—	(4,246,536)

Total	$(9,679,892)	$(1,619,552)	$59,994,481	$1,256,751	$49,951,788

(1)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(2)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2013, the Portfolio’s average volume of derivative activities is as follows:

Written Options(1)	Futures Contracts - Long Positions(2)	Futures Contracts - Short Positions(2)	Forward Foreign Currency Exchange Purchase Contracts(3)	Forward Foreign Currency Exchange Sale Contracts(4)	Interest Rate Swap Agreements(5)	Credit Default Swap Agreements - Buy Protection(5)	Credit Default Swap Agreements - Sell Protection(5)
$ 7,345,576	$ 4,501,061,479	$ 8,328,207	$ 510,068,677	$ 1,235,877,019	$ 2,211,795,631	$ 163,237,140	$ 559,009,442

(1)	Premium Received.

(2)	Value at Trade Date.

(3)	Value at Settlement Date Payable.

(4)	Value at Settlement Date Receivable.

(5)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in financial instruments and derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument and derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Repurchase agreements	$296,600,000	$—	$—	$296,600,000
Exchange-traded and cleared derivatives	3,058,527	—	—	3,058,527
Over-the-counter derivatives*	11,199,132	—	—	11,199,132

				310,857,659

Liabilities:
Exchange-traded and cleared derivatives	(304,000)	—	—	(304,000)
Over-the-counter derivatives*	(23,153,766)	—	—	(23,153,766)

				(23,457,766)

Collateral Amount Pledged/(Received):
Repurchase agreements				(296,600,000)
Exchange-traded and cleared derivatives				—
Over-the-counter derivatives				8,841,582

Net Amount				$(358,525)

*	Over-the-counter derivatives may consist of forward foreign currency exchange contracts, options contracts and swap agreements. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation) by counterparty, see the Schedule of Investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value:
Unaffiliated investments (cost $7,859,029,971)	$7,851,270,916
Affiliated investments (cost $11,239,000)	11,239,000
Cash	572,627
Foreign currency, at value (cost $3,003,856)	2,997,489
Deposit with broker	57,233,566
Receivable for investments sold	447,782,596
Dividends and interest receivable	34,825,069
Receivable for fund share sold	13,644,139
Unrealized appreciation on over-the-counter swap agreements	5,805,308
Unrealized appreciation on foreign currency forward contracts	5,393,824
Due from broker-variation margin	3,058,527
Premiums paid for swap agreements	248,318
Tax reclaim receivable	154,322
Prepaid expenses	62,097

Total Assets	8,434,287,798

LIABILITIES:
Payable for investments purchased	1,353,023,159
Unrealized depreciation on foreign currency forward contracts	16,943,625
Due to broker	6,494,000
Written options outstanding, at value (premiums received $8,632,352)	4,365,539
Premiums received for swap agreements	2,841,546
Unrealized depreciation on over-the-counter swap agreements	2,148,602
Advisory fees payable	1,735,902
Payable for fund share repurchased	413,415
Accrued expenses and other liabilities	378,829
Distribution fee payable	95,964
Deferred trustees’ fees	963
Affiliated transfer agent fee payable	417

Total Liabilities	1,388,441,961

NET ASSETS	$7,045,845,837

Net assets were comprised of:
Paid-in capital	$6,484,385,999
Retained earnings	561,459,838

Net assets, December 31, 2013	$7,045,845,837

Net asset value and redemption price per share, $7,045,845,837 / 573,392,595 outstanding shares of beneficial interest	$12.29

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Interest income	$162,441,414
Unaffiliated dividend income	5,094,350
Affiliated dividend income	13,161

167,548,925

EXPENSES
Advisory fees	46,616,053
Distribution fee (Note 4)	6,415,302
Custodian and accounting fees	1,270,000
Shareholder servicing fees and expenses (Note 4)	1,248,061
Insurance expenses	95,000
Trustees’ fees	83,000
Audit fee	57,000
Interest expense	32,938
Legal fees and expenses	24,000
Commitment fee on syndicated credit agreement	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Shareholders’ reports	8,000
Miscellaneous	41,615

Total expenses	55,908,969
Less: advisory fee waivers and/or expense reimbursement	(34,395)
Less: shareholder servicing fee waiver	(471,348)

Net expenses	55,403,226

NET INVESTMENT INCOME	112,145,699

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(20,233,602)
Futures transactions	(2,843,787)
Options written transactions	15,724,032
Short sales transactions	(1,042,132)
Swap agreements transactions	(4,248,143)
Foreign currency transactions	12,884,715

241,083

Net change in unrealized appreciation (depreciation) on:
Investments	(297,130,606)
Futures	(9,679,892)
Options written	(1,619,552)
Swap agreements	59,994,481
Foreign currencies	1,187,800

(247,247,769)

NET LOSS ON INVESTMENTS	(247,006,686)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(134,860,987)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$112,145,699	$161,873,901
Net realized gain on investment and foreign currency transactions	241,083	207,733,023
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(247,247,769)	320,112,075

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(134,860,987)	689,718,999

DISTRIBUTIONS	—	(286,196,859)

FUND SHARE TRANSACTIONS:
Fund share sold [82,050,126 and 233,913,381 shares, respectively]	1,018,120,643	2,863,042,849
Fund share issued in reinvestment of distributions [0 and 23,869,630 shares, respectively]	—	286,196,859
Fund share repurchased [160,453,179 and 187,431,101 shares, respectively]	(1,996,884,736)	(2,318,426,371)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(978,764,093)	830,813,337

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,113,625,080)	1,234,335,477
NET ASSETS:
Beginning of year	8,159,470,917	6,925,135,440

End of year	$7,045,845,837	$8,159,470,917

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST PRESERVATION ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 91.7%
AFFILIATED MUTUAL FUNDS	Shares	Value (Note 2)

AST AQR Emerging Markets Equity Portfolio*	623,161	$6,381,172
AST AQR Large-Cap Portfolio*	33,564,138	395,049,901
AST ClearBridge Dividend Growth Portfolio*	16,734,122	197,964,669
AST Federated Aggressive Growth Portfolio*	2,779,219	37,686,216
AST Goldman Sachs Large-Cap Value Portfolio*	4,220,914	99,318,095
AST Goldman Sachs Mid-Cap Growth Portfolio*	418,317	2,903,123
AST Goldman Sachs Small-Cap Value Portfolio*	1,988,052	33,419,151
AST Herndon Large-Cap Value Portfolio*	5,891,686	75,590,328
AST High Yield Portfolio*	24,576,770	201,775,284
AST International Growth Portfolio*	18,568,988	262,194,107
AST International Value Portfolio*	14,117,874	259,062,990
AST Jennison Large-Cap Growth Portfolio*	5,014,976	96,036,791
AST Jennison Large-Cap Value Portfolio*	4,542,250	75,219,666
AST Large-Cap Value Portfolio*	3,910,480	77,662,136
AST Loomis Sayles Large-Cap Growth Portfolio*	4,913,449	143,374,439
AST Lord Abbett Core Fixed-Income Portfolio*	26,622,059	300,030,610
AST MFS Growth Portfolio*	9,382,729	143,274,277
AST MFS Large-Cap Value Portfolio*	5,452,377	75,242,807
AST Mid-Cap Value Portfolio*	459,510	8,165,497
AST Money Market Portfolio*	118,454,116	118,454,116
AST Neuberger Berman Core Bond Portfolio*	18,044,978	185,682,822
AST Neuberger Berman Mid-Cap Growth Portfolio*	365,288	11,824,358
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*	336,498	8,099,514
AST Parametric Emerging Markets Equity Portfolio*	1,143,592	10,258,023
AST PIMCO Limited Maturity Bond Portfolio*	11,160,873	115,515,036
AST PIMCO Total Return Bond Portfolio*	85,039,838	1,045,139,612
AST Prudential Core Bond Portfolio*	119,790,471	1,264,987,378
AST QMA Emerging Markets Equity Portfolio*	903,642	8,801,474
AST QMA Large-Cap Portfolio*	33,590,803	396,707,379
AST Small-Cap Growth Portfolio*	1,767,744	54,146,012
AST Small-Cap Value Portfolio*	3,253,615	66,699,105
AST T. Rowe Price Equity Income Portfolio*	8,365,421	103,061,986
AST T. Rowe Price Large-Cap Growth Portfolio*	4,624,066	95,301,994
AST T. Rowe Price Natural Resources Portfolio*	192,497	4,375,450
AST Templeton Global Bond Portfolio*	132,194	1,423,730

AFFILIATED MUTUAL FUNDS (continued)	Shares	Value (Note 2)

AST Western Asset Core Plus Bond Portfolio*	88,291,863	$932,362,073
AST Western Asset Emerging Markets Debt Portfolio*	12,460,693	119,622,656

TOTAL LONG-TERM INVESTMENTS (cost $6,432,966,283)(w)		7,032,813,977

SHORT-TERM INVESTMENTS — 7.8%
AFFILIATED MONEY MARKET MUTUAL FUND — 7.6%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $578,810,102)(w)(Note4)	578,810,102	578,810,102

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(k)(n) — 0.2%
U.S. Treasury Bills
0.017%	03/20/14	$1,000	999,872
0.035%	03/20/14	2,000	1,999,744
0.060%	03/20/14	10,000	9,998,720
0.061%	03/20/14	1,700	1,699,783
0.070%	03/20/14	1,000	999,872
0.100%	03/20/14	100	99,987

TOTAL U.S. TREASURY OBLIGATIONS (cost $15,798,011)			15,797,978

TOTAL SHORT-TERM INVESTMENTS (cost $594,608,113)			594,608,080

TOTAL INVESTMENTS — 99.5% (cost $7,027,574,396)			7,627,422,057
OTHER ASSETS IN EXCESS OF LIABILITIES(x) — 0.5%			41,761,083

NET ASSETS — 100.0%			$7,669,183,140

The following abbreviations are used in the Portfolio descriptions:

CAC	French Stock Market Index
DAX	German Stock Index
FTSE	Financial Times Stock Exchange
STOXX	Stock Index of Eurozone
TOPIX	Tokyo Stock Price Index

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Financial futures contracts open at December 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Long Positions:
781	2 Year U.S. Treasury Notes	Mar. 2014	$171,861,771	$171,673,563	$(188,208)
1,952	10 Year U.S. Treasury Notes	Mar. 2014	244,324,781	240,187,500	(4,137,281)
158	CAC40 10 Euro	Jan. 2014	8,938,987	9,343,280	404,293
737	S&P 500 E-Mini	Mar. 2014	65,443,108	67,844,535	2,401,427
29	DAX Index	Mar. 2014	9,135,559	9,580,393	444,834
69	Russell 2000 Mini Index	Mar. 2014	7,609,006	8,013,660	404,654
56	S&P 500 Index	Mar. 2014	24,762,229	25,775,400	1,013,171
90	TOPIX Index	Mar. 2014	10,735,570	11,131,422	395,852
243	Euro STOXX 50	Mar. 2014	9,791,319	10,389,930	598,611
88	FTSE 100 Index	Mar. 2014	9,338,476	9,759,886	421,410

					$1,758,763

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized costs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$7,611,624,079	$—	$—
U.S. Treasury Obligations	—	15,797,978	—
Other Financial Instruments*
Futures	1,758,763	—	—

Total	$7,613,382,842	$15,797,978	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The investment allocation of Portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2013 were as follows (unaudited):

Investment Type

Core Bonds	50.1%
Large/Mid-Cap Growth	18.1
Money Market	9.1
Large/Mid-Cap Value	5.5
International Growth	3.4
International Value	3.4
Large/Mid-Cap Blend	2.6
High Yield	2.6
Emerging Markets	1.9
Small-Cap Value	1.3
Small-Cap Growth	1.2
U.S. Treasury Obligations	0.2
Sector	0.1

99.5
Other assets in excess of liabilities	0.5

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are interest rate risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	—	$—		Due from broker — variation margin	$4,325,489	*
Equity contracts	Due from broker — variation margin	6,084,252	*	—	—

Total		$6,084,252			$4,325,489

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(4,190,457)
Equity contracts	33,354,672

Total	$29,164,215

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(3,968,239)
Equity contracts	6,747,191

Total	$2,778,952

For the year ended December 31, 2013, the Portfolio’s average value at trade date for futures long position was $354,564,627.

The Portfolio invested in derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Exchange-traded and cleared derivatives	$72,361	$—	$—	$72,361

Collateral Amount Pledged/(Received):
Exchange-traded and cleared derivatives				—

Net Amount				$72,361

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value:
Affiliated investments (cost $7,011,776,385)	$7,611,624,079
Unaffiliated investments (cost $15,798,011)	15,797,978
Cash	5,167
Foreign currency, at value (cost $26,167,828)	26,082,581
Receivable for investments sold	24,000,000
Receivable for fund share sold	164,281
Due from broker-variation margin	72,361
Dividends receivable	62,417
Prepaid expenses	2,366

Total Assets	7,677,811,230

LIABILITIES:
Payable for investments purchased	5,000,000
Payable for fund share repurchased	3,078,776
Advisory fees payable	418,170
Accrued expenses and other liabilities	129,039
Deferred trustees’ fees	1,688
Affiliated transfer agent fee payable	417

Total Liabilities	8,628,090

NET ASSETS	$7,669,183,140

Net assets were comprised of:
Paid-in capital	$6,267,239,405
Retained earnings	1,401,943,735

Net assets, December 31, 2013	$7,669,183,140

Net asset value and redemption price per share, $7,669,183,140 / 582,851,243 outstanding shares of beneficial interest	$13.16

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Affiliated dividend income	$587,578

EXPENSES
Advisory fees	11,702,679
Custodian and accounting fees	333,000
Trustees’ fees	82,000
Legal fees and expenses	26,000
Audit fee	24,000
Commitment fee on syndicated credit agreement	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Shareholders’ reports	8,000
Insurance expenses	4,000
Miscellaneous	11,303

Total expenses	12,209,982
Less: advisory fee waivers and/or expense reimbursement	(41,755)

Net expenses	12,168,227

NET INVESTMENT LOSS	(11,580,649)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions (including affiliated $441,982,806)	442,018,935
Futures transactions	29,164,215
Foreign currency transactions	46,229

471,229,379

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $213,716,167)	213,715,797
Futures	2,778,952
Foreign currencies	(88,965)

216,405,784

NET GAIN ON INVESTMENTS	687,635,163

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$676,054,514

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$(11,580,649)	$95,119,400
Net realized gain on investment and foreign currency transactions	471,229,379	245,992,883
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	216,405,784	313,605,596

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	676,054,514	654,717,879

DISTRIBUTIONS	—	(462,823,198)

FUND SHARE TRANSACTIONS:
Fund share sold [30,075,694 and 127,364,695 shares, respectively]	373,810,676	1,521,146,984
Fund share issued in reinvestment of distributions [0 and 40,777,374 shares, respectively]	—	462,823,198
Fund share repurchased [84,183,848 and 29,194,126 shares, respectively]	(1,057,885,678)	(353,226,172)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(684,075,002)	1,630,744,010

TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,020,488)	1,822,638,691
NET ASSETS:
Beginning of year	7,677,203,628	5,854,564,937

End of year	$7,669,183,140	$7,677,203,628

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 92.6%
COMMON STOCKS — 72.2%	Shares	Value (Note 2)
Aerospace & Defense — 2.0%
Alliant Techsystems, Inc.	37,000	$4,502,160
BAE Systems PLC (United Kingdom)	97,850	705,971
BE Aerospace, Inc.*	25,900	2,254,077
Boeing Co. (The)	41,800	5,705,282
Ducommun, Inc.*	8,600	256,366
Esterline Technologies Corp.*	3,000	305,880
Exelis, Inc.	174,100	3,318,346
General Dynamics Corp.	201,200	19,224,660
HEICO Corp.	10,600	614,270
Hexcel Corp.*	2,200	98,318
Honeywell International, Inc.	185,400	16,939,998
Huntington Ingalls Industries, Inc.	60,741	5,467,297
L-3 Communications Holdings, Inc.(a)	96,800	10,344,048
Northrop Grumman Corp.	171,700	19,678,537
Raytheon Co.	207,700	18,838,390
Safran SA (France)	81,922	5,695,933
Spirit Aerosystems Holdings, Inc. (Class A Stock)*	74,000	2,521,920
Teledyne Technologies, Inc.*	28,700	2,636,382
Thales SA (France)	55,674	3,587,845
United Technologies Corp.	22,000	2,503,600

		125,199,280

Air Freight & Logistics — 0.4%
CWT Ltd. (Singapore)	132,000	141,960
Deutsche Post AG (Germany)	39,750	1,451,874
Park-Ohio Holdings Corp.*	5,200	272,480
United Parcel Service, Inc. (Class B Stock)	247,200	25,975,776

		27,842,090

Airlines — 0.3%
Air New Zealand Ltd. (New Zealand)	422,708	570,818
Alaska Air Group, Inc.	84,800	6,221,776
Allegiant Travel Co.	6,000	632,640
easyJet PLC (United Kingdom)	205,210	5,230,216
International Consolidated Airlines Group SA (United Kingdom)*	48,070	320,208
Japan Airlines Co. Ltd. (Japan)	3,500	172,659
JetBlue Airways Corp.*(a)	31,700	271,035
Republic Airways Holdings, Inc.*	73,000	780,370
Spirit Airlines, Inc.*	54,000	2,452,140
Turk Hava Yollari (Turkey)	81,232	243,541

		16,895,403

Auto Components — 0.5%
Aisin Seiki Co. Ltd. (Japan)	10,300	418,757
Autoneum Holding AG (Switzerland)*	3,061	469,791
BorgWarner, Inc.(a)	116,800	6,530,288
Cie Automotive SA (Spain)	32,409	356,682
Dana Holding Corp.(a)	62,600	1,228,212
Denso Corp. (Japan)	104,800	5,536,447
Exedy Corp. (Japan)	2,800	82,024
Gentex Corp.	97,700	3,223,123
Grammer AG (Germany)	1,839	87,887
Hyundai Mobis (South Korea)*	947	263,649
Hyundai Wia Corp. (South Korea)*	115	20,754
Modine Manufacturing Co.*	27,900	357,678
NGK Spark Plug Co. Ltd. (Japan)	10,000	237,006
Plastic Omnium SA (France)	66,224	1,852,654

COMMON STOCKS (continued)	Shares	Value (Note 2)
Auto Components (continued)
Shiloh Industries, Inc.*	14,500	$282,750
Standard Motor Products, Inc.	5,345	196,696
Takata Corp. (Japan)	62,500	1,793,249
Tenneco, Inc.*	33,000	1,866,810
Tokai Rika Co. Ltd. (Japan)	32,400	645,109
Tower International, Inc.*	19,500	417,300
Toyota Industries Corp. (Japan)	9,500	429,443
TS Tech Co. Ltd. (Japan)	2,500	84,377
Valeo SA (France)	45,932	5,090,266

		31,470,952

Automobiles — 0.9%
Daimler AG (Germany)	108,365	9,404,438
Fiat SpA (Italy)*	45,716	374,184
Ford Motor Co.	1,414,400	21,824,192
Fuji Heavy Industries Ltd. (Japan)	193,800	5,569,610
Geely Automobile Holdings Ltd. (China)	60,000	29,132
Great Wall Motor Co. Ltd. (China) (Class H Stock)	32,000	177,293
Guangzhou Automobile Group Co. Ltd. (China) (Class H Stock)	200,000	219,491
Hyundai Motor Co. (South Korea)	3,340	749,719
Kia Motors Corp. (South Korea)	3,633	193,463
Peugeot SA (France)*(a)	317,216	4,128,005
Tata Motors Ltd. (India), ADR	13,000	400,400
Thor Industries, Inc.	126,000	6,958,980
Toyota Motor Corp. (Japan)	159,600	9,731,624
Winnebago Industries, Inc.*	25,800	708,210

		60,468,741

Beverages — 1.1%
AMBEV SA (Brazil)	53,000	389,090
Anheuser-Busch InBev NV (Belgium)	87,487	9,303,075
Asahi Group Holdings Ltd. (Japan)	22,300	629,299
Coca-Cola Bottling Co. Consolidated	900	65,871
Coca-Cola Co. (The)	385,700	15,933,267
Coca-Cola Enterprises, Inc.	104,100	4,593,933
Coca-Cola West Co. Ltd. (Japan)	3,900	82,601
Diageo PLC (United Kingdom)	14,185	470,073
Dr. Pepper Snapple Group, Inc.	61,200	2,981,664
Fomento Economico Mexicano SAB de CV (Mexico)	27,600	267,196
Heineken Holding NV (Netherlands)	21,998	1,392,474
Kirin Holdings Co. Ltd. (Japan)	50,000	720,073
PepsiCo, Inc.	412,818	34,239,125
Royal UNIBREW (Denmark)	5,339	724,633

		71,792,374

Biotechnology — 1.7%
Acorda Therapeutics, Inc.*	65,600	1,915,520
Actelion Ltd. (Switzerland)*	33,890	2,874,577
Alexion Pharmaceuticals, Inc.*	54,800	7,291,688
Alnylam Pharmaceuticals, Inc.*(a)	15,920	1,024,134
Amgen, Inc.	155,900	17,797,544
Biogen Idec, Inc.*	92,900	25,988,775
Celgene Corp.*	106,000	17,909,760
Emergent Biosolutions, Inc.*	42,715	982,018
Enanta Pharmaceuticals, Inc.*	8,600	234,608
Genomic Health, Inc.*(a)	15,906	465,569
Gilead Sciences, Inc.*	199,300	14,977,395

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Biotechnology (continued)
ImmunoGen, Inc.*(a)	97,500	$1,430,325
Immunomedics, Inc.*(a)	25,700	118,220
Isis Pharmaceuticals, Inc.*(a)	16,400	653,376
Ligand Pharmaceuticals, Inc. (Class B Stock)*(a)	56,800	2,987,680
Pharmacyclics, Inc.*(a)	18,400	1,946,352
Progenics Pharmaceuticals, Inc.*	6,300	33,579
Regulus Therapeutics, Inc.*	21,000	155,190
Rigel Pharmaceuticals, Inc.*	19,500	55,575
Targacept, Inc.*	14,708	61,038
United Therapeutics Corp.*(a)	65,400	7,395,432

		106,298,355

Building Products — 0.7%
A.O. Smith Corp.	244,966	13,213,465
AAON, Inc.	30,500	974,475
Armstrong World Industries, Inc.*	37,000	2,131,570
Assa Abloy AB (Sweden) (Class B Stock)	69,480	3,678,556
Central Glass Co. Ltd. (Japan)	179,000	596,001
Daikin Industries Ltd. (Japan)	13,600	848,677
Fortune Brands Home & Security, Inc.(a)	31,900	1,457,830
Geberit AG (Switzerland)	6,765	2,052,373
Gibraltar Industries, Inc.*	12,800	237,952
Insteel Industries, Inc.	5,800	131,834
Lennox International, Inc.	64,995	5,528,474
LIXIL Group Corp. (Japan)	15,300	420,021
Masco Corp.	392,400	8,934,948
Nichias Corp. (Japan)	12,000	82,167
Sanwa Holdings Corp. (Japan)	13,000	88,194
TOTO Ltd. (Japan)	317,000	5,027,980
Universal Forest Products, Inc.	15,100	787,314

		46,191,831

Capital Markets — 1.8%
Aberdeen Asset Management PLC (United Kingdom)	56,863	472,856
Affiliated Managers Group, Inc.*	30,600	6,636,528
Arlington Asset Investment Corp. (Class A Stock)	5,654	149,209
Aurelius AG (Germany)	4,407	179,066
Azimut Holding SpA (Italy)	178,696	4,875,595
Banca Generali SpA (Italy)	65,671	2,032,354
BGC Partners, Inc. (Class A Stock)	83,800	507,828
BlackRock, Inc.	30,700	9,715,629
Capital Southwest Corp.	1,600	55,792
CETIP SA – Mercados Organizados (Brazil)	2,400	24,618
Close Brothers Group PLC (United Kingdom)	71,839	1,635,868
Daiwa Securities Group, Inc. (Japan)	239,000	2,393,716
E*Trade Financial Corp.*	29,900	587,236
Fifth Street Finance Corp.	146,153	1,351,915
Financial Engines, Inc.(a)	14,200	986,616
Franklin Resources, Inc.	304,900	17,601,877
GAMCO Investors, Inc. (Class A Stock)	4,600	400,062
Goldman Sachs Group, Inc. (The)	132,300	23,451,498
Henderson Group PLC (United Kingdom)	416,348	1,582,043
HFF, Inc. (Class A Stock)*	35,295	947,671
Intermediate Capital Group PLC (United Kingdom)	33,058	230,500
Investec PLC (United Kingdom)	33,298	241,837

COMMON STOCKS (continued)	Shares	Value (Note 2)
Capital Markets (continued)
JMP Group, Inc.	4,800	$35,520
Jupiter Fund Management PLC (United Kingdom)	152,899	976,434
Lazard Ltd. (Class A Stock)	4,100	185,812
Macquarie Group Ltd. (Australia)	16,598	814,672
Manning & Napier, Inc.	5,100	90,015
MCG Capital Corp.	81,700	359,480
Morgan Stanley	193,600	6,071,296
New Mountain Finance Corp.	9,800	147,392
Oppenheimer Holdings, Inc. (Class A Stock)	5,800	143,724
PennantPark Investment Corp.	3,300	38,280
Piper Jaffray Cos.*	1,300	51,415
Raymond James Financial, Inc.	184,100	9,608,179
SEI Investments Co.	87,431	3,036,479
State Street Corp.	148,075	10,867,224
T. Rowe Price Group, Inc.	7,100	594,767
Tetragon Financial Group Ltd. (Guernsey)	25,481	255,065
Virtus Investment Partners, Inc.*	3,900	780,195
Waddell & Reed Financial, Inc. (Class A Stock)	109,836	7,152,520
Westwood Holdings Group, Inc.	3,500	216,685
Yuanta Financial Holding Co. Ltd. (Taiwan)	115,000	68,834

		117,554,302

Chemicals — 1.6%
ADEKA Corp. (Japan)	61,300	675,524
Air Liquide SA (France)	1,869	264,528
Albemarle Corp.	22,300	1,413,597
Arabian American Development Co.*	4,625	58,044
Asahi Kasei Corp. (Japan)	629,000	4,933,761
Ashland, Inc.	4,900	475,496
Balchem Corp.	1,400	82,180
BASF SE (Germany)	72,179	7,703,978
Borregaard ASA (Norway)	19,466	97,087
China BlueChemical Ltd. (China) (Class H Stock)	24,000	15,036
Cytec Industries, Inc.	16,100	1,499,876
Daicel Corp. (Japan)	16,000	130,397
Denki Kagaku Kogyo KK (Japan)	25,000	103,332
DIC Corp. (Japan)	42,000	128,043
EMS-Chemie Holding AG (Switzerland)	5,366	1,913,375
Essentra PLC (United Kingdom)	65,981	939,925
Ferro Corp.*	69,700	894,251
Formosa Chemicals & Fibre Corp. (Taiwan)	45,000	127,076
Frutarom Industries Ltd. (Israel)	32,519	684,144
Fuller (H.B.) Co.	42,800	2,227,312
FutureFuel Corp.	34,689	548,086
Hanwha Corp. (South Korea)*	8,200	305,099
Hexpol AB (Sweden)	2,030	152,193
Huabao International Holdings Ltd. (Hong Kong)	481,000	266,666
Innophos Holdings, Inc.	7,300	354,780
International Flavors & Fragrances, Inc.	47,700	4,101,246
Israel Chemicals Ltd. (Israel)	46,022	383,877
K+S AG (Germany)(a)	54,375	1,675,443
Koppers Holdings, Inc.	30,300	1,386,225
LG Chem Ltd. (South Korea)*	400	113,777
LyondellBasell Industries NV (Class A Stock)	227,000	18,223,560
Minerals Technologies, Inc.	14,538	873,298

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Chemicals (continued)
Nippon Paint Co. Ltd. (Japan)	43,000	$715,438
Nissan Chemical Industries Ltd. (Japan)	7,000	111,240
OM Group, Inc.*	26,300	957,583
Orica Ltd. (Australia)	21,546	460,732
Petronas Chemicals Group Bhd (Malaysia)	40,800	86,269
PPG Industries, Inc.	98,200	18,624,612
PTT Global Chemical PCL (Thailand)	129,000	310,134
RPM International, Inc.	60,500	2,511,355
Schulman, (A.), Inc.	30,932	1,090,662
Scotts Miracle-Gro Co. (The) (Class A Stock)	26,800	1,667,496
Sika AG (Switzerland)	44	156,792
Stepan Co.	2,800	183,764
Tosoh Corp. (Japan)	395,000	1,840,377
Valspar Corp. (The)	17,452	1,244,153
Westlake Chemical Corp.	115,600	14,111,292
Yara International ASA (Norway)	110,595	4,769,765
Zeon Corp. (Japan)	10,000	93,719

		101,686,595

Commercial Banks — 4.0%
1st Source Corp.	5,400	172,476
Access National Corp.	8,100	121,095
Agricultural Bank of China Ltd. (China) (Class H Stock)	861,000	424,726
American National Bankshares, Inc.	2,500	65,625
Ameris Bancorp*	4,700	99,217
Associated Banc-Corp.	143,900	2,503,860
Australia & New Zealand Banking Group Ltd. (Australia)	160,755	4,640,695
BancFirst Corp.	2,300	128,938
Banco Bilbao Vizcaya Argentaria SA (Spain)	320,597	3,965,974
Banco de Chile (Chile)	243,204	35,315
Banco do Brasil SA (Brazil)	32,700	338,192
Banco Latinoamericano de Comercio Exterior SA (Supranational Bank) (Class E Stock)	7,500	210,150
Banco Santander SA (Spain)	201,924	1,815,808
Bancolombia SA (Colombia)	5,728	70,695
Bank Handlowy w Warszawie SA (Poland)	5,018	173,875
Bank Hapoalim BM (Israel)	527,104	2,953,414
Bank Negara Indonesia Persero Tbk PT (Indonesia)	923,000	300,644
Bank of China Ltd. (China) (Class H Stock)	1,626,000	750,600
Bank of Communications Co. Ltd. (China) (Class H Stock)	495,000	350,292
Bank of East Asia Ltd. (Hong Kong)	525,200	2,229,494
Bank of Georgia Holdings PLC (Georgia)	2,266	89,902
Bank of Kentucky Financial Corp.	2,500	92,250
Bank of Yokohama Ltd. (The) (Japan)	69,000	384,967
Bank Pekao SA (Poland)	6,114	363,212
BBCN Bancorp, Inc.	25,500	423,045
BDO Unibank, Inc. (Philippines)	18,100	28,080
BNP Paribas SA (France)	33,571	2,618,793
BOC Hong Kong Holdings Ltd. (China)	211,000	677,660
Capital Bank Financial Corp. (Class A Stock)*	23,100	525,525
Cathay General Bancorp	99,248	2,652,899
Chemical Financial Corp.	6,017	190,558

COMMON STOCK (continued)	Shares	Value (Note 2)
Commercial Banks (continued)
China CITIC Bank Corp. Ltd. (China) (Class H Stock)	84,000	$45,739
China Construction Bank Corp. (China) (Class H Stock)	1,007,000	762,412
China Development Financial Holding Corp. (Taiwan)	1,065,000	322,458
China Merchants Bank Co. Ltd. (China) (Class H Stock)	176,500	377,455
China Minsheng Banking Corp. Ltd. (China) (Class H Stock)	72,500	80,804
Chongqing Rural Commercial Bank (China) (Class H Stock)	33,000	16,056
Citizens & Northern Corp.	8,600	177,418
CoBiz Financial, Inc.	4,100	49,036
Commerce Bancshares, Inc.	19,895	893,484
Commonwealth Bank of Australia (Australia)	151,944	10,586,984
Community Trust Bancorp, Inc.	4,100	185,156
CTBC Financial Holding Co, Ltd. (Taiwan)	586,260	401,172
Customers Bancorp, Inc.*	36,700	750,882
DBS Group Holdings Ltd. (Singapore)	73,000	992,053
DnB ASA (Norway)	243,051	4,362,318
E. Sun Financial Holding Co. Ltd. (Taiwan)	61,600	41,018
Eagle Bancorp, Inc.*	11,770	360,515
East West Bancorp, Inc.	120,545	4,215,459
Enterprise Financial Services Corp.	7,800	159,276
Fidelity Southern Corp.	3,940	65,443
Fifth Third Bancorp	385,500	8,107,065
Financial Institutions, Inc.	11,100	274,281
First Bancorp	9,800	162,876
First Bancorp/Puerto Rico*	20,000	123,800
First Community Bancshares, Inc.	4,700	78,490
First Financial Holding Co. Ltd. (Taiwan)	95,000	59,152
First Interstate Bancsystem, Inc.	55,100	1,563,187
First Merchants Corp.	11,100	252,636
First Midwest Bancorp, Inc.	56,352	987,851
First NBC Bank Holding Co.*	23,500	759,050
First Niagara Financial Group, Inc.	320,300	3,401,586
FirstMerit Corp.	89,000	1,978,470
Fukuoka Financial Group, Inc. (Japan)	253,000	1,110,531
Great Southern Bancorp, Inc.	8,500	258,485
Grupo Financiero Inbursa SAB de CV (Mexico) (Class O Stock)	26,400	74,672
Hang Seng Bank Ltd. (Hong Kong)	228,300	3,707,948
Hanmi Financial Corp.	37,417	819,058
Heartland Financial USA, Inc.	3,600	103,644
HomeTrust Bancshares, Inc.*	5,100	81,549
Horizon Bancorp	3,100	78,523
HSBC Holdings PLC (United Kingdom)	1,439,823	15,800,918
Hua Nan Financial Holdings Co. Ltd. (Taiwan)	76,000	44,443
Huntington Bancshares, Inc.	410,200	3,958,430
ICICI Bank Ltd. (India), ADR	8,400	312,228
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	1,397,000	947,321
Industrial Bank of Korea (South Korea)*	2,260	26,068
International Bancshares Corp.	40,115	1,058,635
Iyo Bank Ltd. (The) (Japan)	14,000	137,354
Joyo Bank Ltd. (The) (Japan)	32,000	163,622
KBC Groep NV (Belgium)	27,693	1,574,506
KeyCorp	1,014,600	13,615,932

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Commercial Banks (continued)
Komercni Banka A/S (Czech Republic)	205	$45,725
Lakeland Financial Corp.	3,600	140,400
MainSource Financial Group, Inc.	12,300	221,769
mBank (Poland)	189	31,332
Mega Financial Holding Co. Ltd. (Taiwan)	427,526	360,461
Merchants Bancshares, Inc.	3,100	103,850
Metro Bancorp, Inc.*	2,500	53,850
MidWestOne Financial Group, Inc.	4,800	130,560
Mitsubishi UFJ Financial Group, Inc. (Japan)	1,400,900	9,301,131
Mizuho Financial Group, Inc. (Japan)	3,340,000	7,251,245
NBT Bancorp, Inc.	10,408	269,567
Nedbank Group Ltd. (South Africa)	2,887	57,885
OFG Bancorp	105,314	1,826,145
Old National Bancorp	12,900	198,273
Oversea-Chinese Banking Corp. Ltd. (Singapore)	111,000	899,681
Pacific Continental Corp.	11,310	180,281
Pacific Mercantile Bancorp*	3,898	24,246
Peoples Bancorp, Inc.	3,200	72,032
PNC Financial Services Group, Inc. (The)	208,300	16,159,914
Powszechna Kasa Oszczednosci Bank Polski SA (Poland)	12,374	161,331
Preferred Bank*	3,900	78,195
PrivateBancorp, Inc.	55,033	1,592,105
Public Bank Bhd (Malaysia)	14,400	85,903
Regions Financial Corp.	861,700	8,522,213
Renasant Corp.	1,700	53,482
Resona Holdings, Inc. (Japan)	722,500	3,686,534
S.Y. Bancorp, Inc.	3,200	102,144
Sandy Spring Bancorp, Inc.	10,300	290,357
Sberbank of Russia (Russia), ADR	36,944	464,756
Siam Commercial Bank PCL (The) (Thailand)	75,700	330,583
SinoPac Financial Holdings Co. Ltd. (Taiwan)	652,103	325,771
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	456,925	6,036,561
Southwest Bancorp, Inc.*	2,300	36,616
State Bank of India (India), GDR, RegS	861	49,206
Sumitomo Mitsui Financial Group, Inc. (Japan)	162,800	8,466,151
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	191,000	1,010,622
Susquehanna Bancshares, Inc.	123,600	1,587,024
SVB Financial Group*	13,500	1,415,610
Swedbank AB (Sweden) (Class A Stock)	52,309	1,473,509
Synovus Financial Corp.	344,600	1,240,560
Taishin Financial Holding Co. Ltd. (Taiwan)	83,000	40,881
Tompkins Financial Corp.	800	41,112
Trico Bancshares	7,200	204,264
Turkiye Halk Bankasi A/S (Turkey)	8,259	46,725
United Community Banks, Inc.*	71,600	1,270,900
United Overseas Bank Ltd. (Singapore)	73,000	1,232,755
Univest Corp. of Pennsylvania	15,200	314,336
Washington Trust Bancorp, Inc.	3,900	145,158
Webster Financial Corp.	160,798	5,013,682
Wells Fargo & Co.	994,100	45,132,140
WesBanco, Inc.	37,203	1,190,496
Western Alliance Bancorp*	5,600	133,616

COMMON STOCKS (continued)	Shares	Value (Note 2)
Commercial Banks (continued)
Westpac Banking Corp. (Australia)	320,937	$9,303,509
Wilshire Bancorp, Inc.	33,250	363,423
Wintrust Financial Corp.	11,500	530,380
Yamaguchi Financial Group, Inc. (Japan)	12,000	111,278

		255,277,660

Commercial Services & Supplies — 0.4%
Berendsen PLC (United Kingdom)	23,144	359,210
Brink’s Co. (The)	67,003	2,287,482
Copart, Inc.*	38,800	1,422,020
Courier Corp.	4,000	72,360
Dai Nippon Printing Co. Ltd. (Japan)	199,000	2,113,811
Deluxe Corp.	130,800	6,826,452
Downer EDI Ltd. (Australia)	23,100	100,664
Ennis, Inc.	6,700	118,590
Herman Miller, Inc.	23,700	699,624
Intrum Justitia AB (Sweden)	7,458	208,776
Kimball International, Inc. (Class B Stock)	10,300	154,809
Knoll, Inc.	33,400	611,554
Loomis AB (Sweden) (Class B Stock)	18,188	431,287
Mine Safety Appliances Co.	19,646	1,006,072
Mineral Resources Ltd. (Australia)	8,185	87,091
Performant Financial Corp.*	83,200	856,960
Programmed Maintenance Services Ltd. (Australia)	43,854	137,023
Rollins, Inc.	34,201	1,035,948
RR Donnelley & Sons Co.	42,800	867,984
Secom Co. Ltd. (Japan)	12,900	778,321
Sohgo Security Services Co. Ltd. (Japan)	8,100	161,357
Steelcase, Inc. (Class A Stock)	68,100	1,080,066
Toppan Printing Co. Ltd. (Japan)	30,000	240,138
UniFirst Corp.	18,100	1,936,700
Viad Corp.	24,400	677,832
West Corp.	12,600	323,946

		24,596,077

Communications Equipment — 1.3%
ADTRAN, Inc.	17,600	475,376
Aruba Networks, Inc.*(a)	41,200	737,480
Aviat Networks, Inc.*	20,585	46,522
Cisco Systems, Inc.	1,309,300	29,393,785
Digi International, Inc.*	6,100	73,932
Ei Towers SpA (Italy)	7,497	344,314
Extreme Networks, Inc.*	51,500	360,500
Finisar Corp.*	16,100	385,112
Harmonic, Inc.*	136,800	1,009,584
Harris Corp.(a)	110,200	7,693,062
Ixia*	69,700	927,707
Netgear, Inc.*	4,475	147,408
Nolato AB (Sweden) (Class B Stock)	13,411	305,926
Pace PLC (United Kingdom)	58,874	310,866
Plantronics, Inc.	85,473	3,970,221
Polycom, Inc.*	285,552	3,206,749
QUALCOMM, Inc.	424,300	31,504,275
ShoreTel, Inc.*	88,600	822,208
Ubiquiti Networks, Inc.*	4,600	211,416

		81,926,443

Computers & Peripherals — 2.3%
Advantech Co. Ltd. (Taiwan)	4,000	27,752

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Computers & Peripherals (continued)
Apple, Inc.	140,400	$78,779,844
Asustek Computer, Inc. (Taiwan)	9,000	81,055
Catcher Technology Co. Ltd. (Taiwan)	60,000	390,702
Compal Electronics, Inc. (Taiwan)	57,000	43,708
Datalink Corp.*	13,200	143,880
Electronics For Imaging, Inc.*	35,523	1,375,806
EMC Corp.	425,600	10,703,840
Hewlett-Packard Co.	868,000	24,286,640
Immersion Corp.*	38,200	396,516
Inventec Corp. (Taiwan)	273,000	241,743
Lexmark International, Inc. (Class A Stock)(a)	54,200	1,925,184
Logitech International SA (Switzerland)	25,377	348,487
NetApp, Inc.	108,200	4,451,348
QLogic Corp.*	18,700	221,221
Seiko Epson Corp. (Japan)	242,300	6,523,814
Western Digital Corp.	162,000	13,591,800
Wincor Nixdorf AG (Germany)	28,885	2,005,033

		145,538,373

Construction & Engineering — 0.5%
Acs Actividades de Construccion y Servicios SA (Spain)	36,304	1,251,457
AECOM Technology Corp.*	223,400	6,574,662
Astaldi SpA (Italy)	11,702	123,155
Bouygues SA (France)	77,090	2,915,233
China Communications Construction Co. Ltd. (China) (Class H Stock)	326,000	263,793
China Railway Construction Corp. Ltd. (China) (Class H Stock)	277,000	276,531
China Railway Group Ltd. (China) (Class H Stock)	536,000	277,523
Daelim Industrial Co. Ltd. (South Korea)*	388	34,665
Doosan Heavy Industries & Construction Co. Ltd. (South Korea)*	660	22,203
EMCOR Group, Inc.	25,000	1,061,000
Galliford Try PLC (United Kingdom)	4,857	94,023
IJM Corp. Bhd (Malaysia)	15,400	27,676
Implenia AG (Switzerland)*	9,996	730,193
Jacobs Engineering Group, Inc.*	100,600	6,336,794
JGC Corp. (Japan)	5,000	196,219
Keller Group PLC (United Kingdom)	16,240	308,998
Kyowa Exeo Corp. (Japan)	151,000	1,996,866
MACA Ltd. (Australia)	48,503	113,900
Mota-Engil SGPS SA (Portugal)	77,980	464,180
Pike Corp.*	24,600	260,022
Quanta Services, Inc.*	225,800	7,126,248
RCR Tomlinson Ltd. (Australia)	56,397	184,956
Vinci SA (France)	12,247	805,014

		31,445,311

Construction Materials
BBMG Corp. (China) (Class H Stock)	335,000	292,348
Cemex Latam Holdings SA (Colombia)*	37,744	289,436
China National Building Material Co. Ltd. (China) (Class H Stock)	40,000	43,172
China Resources Cement Holdings Ltd. (Hong Kong)	434,000	292,407
Eagle Materials, Inc.	12,000	929,160
Headwaters, Inc.*	22,400	219,296

COMMON STOCKS (continued)	Shares	Value (Note 2)
Construction Materials (continued)
Imerys SA (France)	3,755	$326,866
Sumitomo Osaka Cement Co. Ltd. (Japan)	22,000	84,575
Taiheiyo Cement Corp. (Japan)	21,000	80,761
Taiwan Cement Corp. (Taiwan)	44,000	68,416
United States Lime & Minerals, Inc.*	2,200	134,574
Vicat (France)	1,101	81,791

		2,842,802

Consumer Finance — 0.3%
Capital One Financial Corp.	20,700	1,585,827
Cash America International, Inc.(a)	5,800	222,140
Credit Acceptance Corp.*	6,100	792,939
DFC Global Corp.*	75,100	859,895
Discover Financial Services	146,600	8,202,270
EZCORP, Inc. (Class A Stock)*	76,300	891,947
Nelnet, Inc. (Class A Stock)	86,900	3,661,966

		16,216,984

Containers & Packaging — 0.3%
Greif, Inc. (Class A Stock)	27,452	1,438,485
Mayr Melnhof Karton AG (Austria)	709	87,784
Myers Industries, Inc.	4,200	88,704
Packaging Corp. of America	100,542	6,362,298
Rengo Co. Ltd. (Japan)	15,000	90,281
Rock-Tenn Co. (Class A Stock)	60,500	6,353,105
Silgan Holdings, Inc.	21,100	1,013,222
Smurfit Kappa Group PLC (Ireland)	146,526	3,595,924

		19,029,803

Distributors — 0.1%
Core-Mark Holding Co., Inc.	23,100	1,753,983
LKQ Corp.*	56,700	1,865,430

		3,619,413

Diversified Consumer Services — 0.1%
American Public Education, Inc.*	12,700	552,069
Apollo Education Group, Inc.*	77,600	2,120,032
Capella Education Co.	11,200	744,128
DeVry Education Group, Inc.	18,700	663,850
Estacio Participacoes SA (Brazil)	38,900	336,526
Grand Canyon Education, Inc.*	4,500	196,200
Service Corp. International	280,900	5,092,717
Weight Watchers International, Inc.	900	29,637

		9,735,159

Diversified Financial Services — 2.2%
Banca IFIS SpA (Italy)	22,979	408,624
Bank of America Corp.	1,520,100	23,667,957
Berkshire Hathaway, Inc. (Class B Stock)*	170,786	20,248,388
Bolsas y Mercados Espanoles SA (Spain)	64,157	2,442,692
Challenger Ltd. (Australia)	525,167	2,916,655
Citigroup, Inc.	494,500	25,768,395
Corporacion Financiera Colombiana SA (Colombia)	6,398	131,275
FirstRand Ltd. (South Africa)	127,064	435,439
Fubon Financial Holding Co. Ltd. (Taiwan)	41,000	60,132
IG Group Holdings PLC (United Kingdom)	104,754	1,070,203
Industrivarden AB (Sweden) (Class C Stock)	13,672	260,143
Investor AB (Sweden) (Class B Stock)	161,544	5,567,382
JPMorgan Chase & Co.	699,100	40,883,368

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Diversified Financial Services (continued)
Marlin Business Services Corp.	8,000	$201,600
McGraw Hill Financial, Inc.	140,700	11,002,740
MSCI, Inc.*	43,800	1,914,936
Pohjola Bank PLC (Finland) (Class A Stock)	66,317	1,329,707
RMB Holdings Ltd. (South Africa)	64,020	295,687

		138,605,323

Diversified Telecommunication Services — 1.6%
AT&T, Inc.	899,200	31,615,872
Atlantic Tele-Network, Inc.	11,700	661,869
Bezeq Israeli Telecommunication Corp. Ltd. (The) (Israel)	1,089,731	1,848,032
BT Group PLC (United Kingdom)	773,333	4,876,616
Cbeyond, Inc.*	24,100	166,290
CenturyLink, Inc.	415,900	13,246,415
China Telecom Corp. Ltd. (China) (Class H Stock)	190,000	95,991
China Unicom Hong Kong Ltd. (China)	238,000	357,733
Chorus Ltd. (New Zealand)	788,003	934,624
Deutsche Telekom AG (Germany)	132,861	2,289,230
IDT Corp. (Class B Stock)	14,800	264,476
Inteliquent, Inc.	21,000	239,820
KT Corp. (South Korea)*	8,420	252,245
Nippon Telegraph & Telephone Corp. (Japan)	107,100	5,768,449
Orange SA (France)	73,874	917,159
Premiere Global Services, Inc.*	43,117	499,726
Swisscom AG (Switzerland)	5,105	2,697,961
TDC A/S (Denmark)	32,680	316,992
Telekom Malaysia Bhd (Malaysia)	165,200	280,018
Telenor ASA (Norway)	117,289	2,802,456
TeliaSonera AB (Sweden)	375,173	3,129,096
Telstra Corp. Ltd. (Australia)	616,818	2,895,091
Verizon Communications, Inc.	499,200	24,530,688
Vonage Holdings Corp.*	49,200	163,836

		100,850,685

Electric Utilities — 0.8%
CEZ A/S (Czech Republic)	2,224	58,012
Cheung Kong Infrastructure Holdings Ltd. (Hong Kong)	34,000	214,919
Chubu Electric Power Co., Inc. (Japan)	37,300	482,208
Chugoku Electric Power Co., Inc. (The) (Japan)	15,800	246,011
Cleco Corp.	5,300	247,086
Contact Energy Ltd. (New Zealand)	21,225	89,616
Duke Energy Corp.	20,400	1,407,804
Edison International	25,100	1,162,130
EDP – Energias de Portugal SA (Portugal)	379,345	1,393,375
El Paso Electric Co.	73,292	2,573,282
Electricite de France SA (France)	13,443	475,577
Great Plains Energy, Inc.	43,412	1,052,307
Hokkaido Electric Power Co., Inc. (Japan)	9,500	109,323
Hokuriku Electric Power Co. (Japan)	8,700	118,150
Iberdrola SA (Spain)	451,174	2,879,296
IDACORP, Inc.	82,000	4,250,880
Kansai Electric Power Co., Inc. (The) (Japan)	41,100	473,033
Kyushu Electric Power Co., Inc. (Japan)	23,000	293,751
OGE Energy Corp.	84,600	2,867,940

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electric Utilities (continued)
PNM Resources, Inc.	42,400	$1,022,688
Power Assets Holdings Ltd. (Hong Kong)	79,000	628,877
PPL Corp.	549,900	16,546,491
Shikoku Electric Power Co., Inc. (Japan)	8,900	133,468
SP AusNet (Australia)	100,027	111,387
Spark Infrastructure Group (Australia)	74,064	107,621
SSE PLC (United Kingdom)	16,295	370,293
Tenaga Nasional Bhd (Malaysia)	39,100	135,974
Tohoku Electric Power Co., Inc. (Japan)	24,500	275,997
Tokyo Electric Power Co., Inc. (The) (Japan)*	82,600	406,977
Xcel Energy, Inc.	300,542	8,397,143

		48,531,616

Electrical Equipment — 0.4%
ABB Ltd. (Switzerland)*	82,015	2,168,478
AMETEK, Inc.	6,600	347,622
Brady Corp. (Class A Stock)	35,500	1,098,015
Emerson Electric Co.	188,900	13,257,002
Encore Wire Corp.	6,600	357,720
EnerSys, Inc.(a)	28,100	1,969,529
Fuji Electric Co. Ltd. (Japan)	160,000	749,668
Generac Holdings, Inc.(a)	3,900	220,896
Hubbell, Inc. (Class B Stock)	15,900	1,731,510
Johnson Electric Holdings Ltd. (Hong Kong)	95,000	91,964
LS Corp. (South Korea)*	2,771	212,760
Nidec Corp. (Japan)	5,800	571,385
OSRAM Licht AG (Germany)*	2,029	114,443
Preformed Line Products Co.	2,200	160,952
Regal-Beloit Corp.	37,000	2,727,640
Rockwell Automation, Inc.	15,000	1,772,400
Thermon Group Holdings, Inc.*	25,500	696,915
Zhuzhou CSR Times Electric Co. Ltd. (China) (Class H Stock)	6,000	21,641

		28,270,540

Electronic Equipment, Instruments & Components — 0.9%
Arrow Electronics, Inc.*	142,100	7,708,925
Avnet, Inc.	225,384	9,941,689
Axis Communications AB (Sweden)	14,288	496,879
Barco NV (Belgium)	1,529	119,261
Benchmark Electronics, Inc.*	35,815	826,610
Citizen Holdings Co. Ltd. (Japan)	15,300	129,087
Fabrinet (Cayman Islands)*	21,100	433,816
FUJIFILM Holdings Corp. (Japan)	204,100	5,793,385
Hirose Electric Co. Ltd. (Japan)	1,800	256,592
Hitachi Ltd. (Japan)	279,000	2,115,420
Hon Hai Precision Industry Co. Ltd. (Taiwan)	250,800	676,483
Hoya Corp. (Japan)	25,100	698,078
Ingram Micro, Inc. (Class A Stock)*	258,200	6,057,372
Insight Enterprises, Inc.*	31,100	706,281
Jabil Circuit, Inc.	57,400	1,001,056
Jenoptik AG (Germany)	16,033	272,802
Keyence Corp. (Japan)	2,700	1,156,100
Kingboard Chemical Holdings Ltd. (Hong Kong)	38,500	100,767
Largan Precision Co. Ltd. (Taiwan)	9,000	367,854
Littelfuse, Inc.	6,500	604,045
Multi-Fineline Electronix, Inc.*	11,300	156,957

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electronic Equipment, Instruments & Components (continued)
Murata Manufacturing Co. Ltd. (Japan)	55,800	$4,962,480
Nippon Electric Glass Co. Ltd. (Japan)	80,000	420,252
Omron Corp. (Japan)	11,900	525,900
PC Connection, Inc.	21,800	541,730
Rogers Corp.*	11,800	725,700
Sanmina Corp.*	81,900	1,367,730
ScanSource, Inc.*	52,400	2,223,332
SYNNEX Corp.*	45,100	3,039,740
Tech Data Corp.*	15,000	774,000
Truly International Holdings Ltd. (Hong Kong)	2,938,000	1,582,246
TTM Technologies, Inc.*	23,670	203,089
Vishay Intertechnology, Inc.*(a)	97,500	1,292,850

		57,278,508

Energy Equipment & Services — 1.3%
Baker Hughes, Inc.	83,100	4,592,106
Bristow Group, Inc.	30,300	2,274,318
C&J Energy Services, Inc.*	3,200	73,920
China Oilfield Services Ltd. (China) (Class H Stock)	30,000	93,448
Dawson Geophysical Co.*	4,300	145,426
Dril-Quip, Inc.*	47,100	5,177,703
Ensco PLC (Class A Stock)	219,637	12,558,844
Global Geophysical Services, Inc.*	7,300	11,753
Helix Energy Solutions Group, Inc.*(a)	136,000	3,152,480
Matrix Service Co.*	39,800	973,906
Noble Corp. PLC	17,000	636,990
Oceaneering International, Inc.	84,307	6,650,136
Oil States International, Inc.*	13,900	1,413,908
Parker Drilling Co.*	18,400	149,592
Sapurakencana Petroleum Bhd (Malaysia)*	45,300	67,861
Schlumberger Ltd.	365,700	32,953,227
SEACOR Holdings, Inc.*(a)	17,000	1,550,400
Seadrill Ltd. (Norway)	2,833	116,109
Superior Energy Services, Inc.*	176,300	4,691,343
Tesco Corp.*	5,800	114,724
TGC Industries, Inc.*	9,000	65,700
Transocean Ltd.	21,406	1,047,602
Unit Corp.*	33,868	1,748,266
Willbros Group, Inc.*	5,300	49,926

		80,309,688

Food & Staples Retailing — 1.6%
Aeon Co. Ltd. (Japan)	31,300	424,324
Andersons, Inc. (The)	14,900	1,328,633
Axfood AB (Sweden)	3,658	183,530
Carrefour SA (France)	34,173	1,356,445
Casino Guichard Perrachon SA (France)	37,444	4,320,531
CVS Caremark Corp.	335,500	24,011,735
E-Mart Co. Ltd. (South Korea)*	1,452	367,221
J Sainsbury PLC (United Kingdom)	767,664	4,646,100
Koninklijke Ahold NV (Netherlands)	198,278	3,563,295
Kroger Co. (The)	433,880	17,151,276
Magnit OJSC (Russia), GDR, RegS	7,381	488,622
President Chain Store Corp. (Taiwan)	28,000	194,405
Rallye SA (France)	19,567	820,985
Sonae (Portugal)	432,626	625,266
Spar Group Ltd. (The) (South Africa)	16,914	212,334
Spartan Stores, Inc.	34,200	830,376

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food & Staples Retailing (continued)
SUPERVALU, Inc.*	30,400	$221,616
UNY Group Holdings Co. Ltd. (Japan)	136,100	834,906
Village Super Market, Inc. (Class A Stock)	6,900	213,969
Wal-Mart de Mexico SAB de CV (Mexico) (Class V Stock)	75,000	196,798
Wal-Mart Stores, Inc.	421,700	33,183,573
Weis Markets, Inc.	4,000	210,240
WM Morrison Supermarkets PLC (United Kingdom)	1,106,386	4,789,364
Woolworths Ltd. (Australia)	42,148	1,276,295

		101,451,839

Food Products — 1.4%
Ajinomoto Co., Inc. (Japan)	33,000	477,731
Archer-Daniels-Midland Co.	407,800	17,698,520
Astra Agro Lestari Tbk PT (Indonesia)	21,500	44,386
Austevoll Seafood ASA (Norway)	30,226	177,374
Barry Callebaut AG (Switzerland)*	114	143,255
Biostime International Holdings Ltd. (China)	2,500	22,327
Cal-Maine Foods, Inc.	19,100	1,150,393
Chiquita Brands International, Inc.*	22,600	264,420
Darling International, Inc.*	137,768	2,876,596
Dean Foods Co.*	442,200	7,601,418
Felda Global Ventures Holdings Bhd (Malaysia)	205,200	281,512
First Resources Ltd. (Singapore)	48,000	80,718
Fuji Oil Co. Ltd. (Japan)	4,700	69,990
Goodman Fielder Ltd. (Australia)	195,598	119,850
Green Mountain Coffee Roasters, Inc.*(a)	52,100	3,937,718
Greencore Group PLC (Ireland)	537,852	1,986,173
Hillshire Brands Co.	66,500	2,223,760
Indofood Sukses Makmur Tbk PT (Indonesia)	525,000	285,307
Ingredion, Inc.	68,900	4,716,894
IOI Corp. Bhd (Malaysia)	197,900	284,837
ITC Ltd. (India), GDR, RegS	8,124	42,261
J&J Snack Foods Corp.	1,100	97,449
J.M. Smucker Co. (The)	25,700	2,663,034
JBS SA (Brazil)	91,700	340,875
J-Oil Mills, Inc. (Japan)	32,000	86,109
Kraft Foods Group, Inc.	129,600	6,988,032
Lindt & Spruengli AG (Switzerland)	46	207,349
Lindt & Spruengli AG-REG (Switzerland)	11	593,128
M Dias Branco SA (Brazil)	400	16,955
Marine Harvest ASA (Norway)	3,983,678	4,859,380
Nestle SA (Switzerland)	131,468	9,635,298
Nippon Flour Mills Co. Ltd. (Japan)	119,000	586,243
Nippon Meat Packers, Inc. (Japan)	10,000	171,876
Nutreco NV (Netherlands)	17,196	855,064
Omega Protein Corp.*	8,144	100,090
Pilgrim’s Pride Corp.*	74,352	1,208,220
Pinnacle Foods, Inc.	73,300	2,012,818
PPB Group Bhd (Malaysia)	6,700	33,063
Sanderson Farms, Inc.(a)	13,800	998,154
Seaboard Corp.*	182	508,685
Suedzucker AG (Germany)	111,478	3,011,588
Tassal Group Ltd. (Australia)	83,140	244,977
Unilever NV (Netherlands), CVA	68,778	2,765,251
Uni-President Enterprises Corp. (Taiwan)	61,220	110,474

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food Products (continued)
Wilmar International Ltd. (Singapore)	1,644,000	$4,465,569

		87,045,121

Gas Utilities — 0.3%
AGL Resources, Inc.	28,900	1,364,947
Ascopiave SpA (Italy)	43,844	108,027
Atmos Energy Corp.	105,583	4,795,580
Chesapeake Utilities Corp.	13,800	828,276
GAIL India Ltd. (India), GDR, RegS	5,098	169,458
Gas Natural SDG SA (Spain)	17,352	446,631
Laclede Group, Inc. (The)	5,100	232,254
New Jersey Resources Corp.	59,800	2,765,152
Perusahaan Gas Negara Persero Tbk PT (Indonesia)	121,000	44,602
Questar Corp.	81,600	1,875,984
Southwest Gas Corp.	27,921	1,561,063
UGI Corp.	183,900	7,624,494
WGL Holdings, Inc.	10,300	412,618

		22,229,086

Health Care Equipment & Supplies — 1.1%
Abbott Laboratories	604,900	23,185,817
Alere, Inc.*	8,800	318,560
Align Technology, Inc.*	43,200	2,468,880
Arthrocare Corp.*	2,000	80,480
Atrion Corp.	600	177,750
Baxter International, Inc.	40,800	2,837,640
Becton, Dickinson and Co.	40,400	4,463,796
Cantel Medical Corp.	31,000	1,051,210
CareFusion Corp.*	93,500	3,723,170
Cooper Cos., Inc. (The)	10,300	1,275,552
Cyberonics, Inc.*	7,600	497,876
Hill-Rom Holdings, Inc.(a)	153,595	6,349,617
Hologic, Inc.*(a)	153,200	3,424,020
ICU Medical, Inc.*	4,300	273,953
Invacare Corp.	56,300	1,306,723
Masimo Corp.*(a)	21,223	620,348
Medtronic, Inc.	16,600	952,674
Meridian Bioscience, Inc.	13,200	350,196
Merit Medical Systems, Inc.*	21,000	330,540
Orthofix International NV*	24,300	554,526
Sirona Dental Systems, Inc.*	1,900	133,380
Smith & Nephew PLC (United Kingdom)	47,789	682,559
St. Jude Medical, Inc.	107,300	6,647,235
Staar Surgical Co.*	17,800	288,182
STERIS Corp.	114,366	5,495,286
SurModics, Inc.*	20,800	507,312
Symmetry Medical, Inc.*	56,000	564,480
Thoratec Corp.*	34,500	1,262,700
Vascular Solutions, Inc.*	20,700	479,205
West Pharmaceutical Services, Inc.	35,388	1,736,135

		72,039,802

Health Care Providers & Services — 1.7%
Addus HomeCare Corp.*	3,300	74,085
Aetna, Inc.	13,100	898,529
Alfresa Holdings Corp. (Japan)	6,200	307,735
Almost Family, Inc.*	2,400	77,592
AMN Healthcare Services, Inc.*	21,800	320,460
Arseus NV (Belgium)	11,215	426,445

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Providers & Services (continued)
CIGNA Corp.	182,200	$15,938,856
Cross Country Healthcare, Inc.*	17,100	170,658
Express Scripts Holding Co.*	329,200	23,123,008
Fresenius Medical Care AG & Co. KGaA (Germany)	18,168	1,295,852
Fresenius SE & Co. KGaA (Germany)	15,237	2,343,072
Health Net, Inc.*	101,400	3,008,538
HealthSouth Corp.	39,200	1,306,144
Henry Schein, Inc.*	6,400	731,264
LHC Group, Inc.*	7,900	189,916
Life Healthcare Group Holdings Ltd. (South Africa)	79,294	316,697
LifePoint Hospitals, Inc.*	62,000	3,276,080
Medica SA (France)	34,862	910,402
Medipal Holdings Corp. (Japan)	141,400	1,866,687
National Healthcare Corp.	4,700	253,377
Netcare Ltd. (South Africa)	13,354	33,146
Primary Health Care Ltd. (Australia)	423,292	1,875,332
Providence Service Corp. (The)*	25,900	666,148
Ramsay Health Care Ltd. (Australia)	6,908	267,348
Ryman Healthcare Ltd. (New Zealand)	21,999	142,123
Select Medical Holdings Corp.	118,596	1,376,900
Shanghai Pharmaceuticals Holding Co. Ltd. (China) (Class H Stock)	9,200	22,547
Skilled Healthcare Group, Inc. (Class A Stock)*	13,100	63,011
Sonic Healthcare Ltd. (Australia)	253,074	3,755,726
Triple-S Management Corp. (Class B Stock)*	15,000	291,600
UnitedHealth Group, Inc.	197,700	14,886,810
Universal Health Services, Inc. (Class B Stock)	87,300	7,093,998
VCA Antech, Inc.*	166,900	5,233,984
WellCare Health Plans, Inc.*	59,000	4,154,780
WellPoint, Inc.	122,300	11,299,297

		107,998,147

Health Care Technology — 0.1%
Cerner Corp.*	25,700	1,432,518
Computer Programs & Systems, Inc.	6,900	426,489
HealthStream, Inc.*	5,200	170,404
MedAssets, Inc.*	40,500	803,115
Medidata Solutions, Inc.*	31,800	1,926,126
Omnicell, Inc.*	30,700	783,771
Quality Systems, Inc.	14,900	313,794

		5,856,217

Hotels, Restaurants & Leisure — 1.2%
AFC Enterprises, Inc.*	10,200	392,700
Bally Technologies, Inc.*(a)	38,800	3,043,860
Bravo Brio Restaurant Group, Inc.*	6,300	102,501
CEC Entertainment, Inc.	8,800	389,664
Cracker Barrel Old Country Store, Inc.(a)	10,200	1,122,714
Domino’s Pizza, Inc.	3,800	264,670
Fiesta Restaurant Group, Inc.*	8,728	455,951
Flight Centre Travel Group Ltd. (Australia)	7,353	313,155
Galaxy Entertainment Group Ltd. (Hong Kong) (Class L Stock)*	703,000	6,329,293
Gtech SpA (Italy)	66,956	2,040,601

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hotels, Restaurants & Leisure (continued)
International Speedway Corp. (Class A Stock)	24,700	$876,603
Jack in the Box, Inc.*	209,057	10,457,031
Jollibee Foods Corp. (Philippines)	71,910	281,031
Marcus Corp.	19,700	264,768
Marriott Vacations Worldwide Corp.*	111,200	5,866,912
McDonald’s Corp.	286,100	27,760,283
MGM China Holdings Ltd. (Macau)	640,800	2,742,541
Monarch Casino & Resort, Inc.*	15,300	307,224
OPAP SA (Greece)	2,976	39,626
Oriental Land Co. Ltd. (Japan)	2,800	403,799
Panera Bread Co. (Class A Stock)*(a)	2,700	477,063
Resorttrust, Inc. (Japan)	45,000	820,454
Ruth’s Hospitality Group, Inc.	42,700	606,767
SJM Holdings Ltd. (Hong Kong)	120,000	403,376
Sonic Corp.*	60,171	1,214,852
Texas Roadhouse, Inc.	74,400	2,068,320
TUI AG (Germany)(a)	148,258	2,445,917
TUI Travel PLC (United Kingdom)	24,054	164,877
Wyndham Worldwide Corp.	88,900	6,551,041

		78,207,594

Household Durables — 0.7%
Barratt Developments PLC (United Kingdom)	51,542	298,362
Bassett Furniture Industries, Inc.	2,500	38,200
Cavco Industries, Inc.*	2,200	151,140
Coway Co. Ltd. (South Korea)	4,983	313,917
CSS Industries, Inc.	3,000	86,040
Fujitsu General Ltd. (Japan)	36,000	384,499
Haseko Corp. (Japan)*	216,200	1,647,222
Helen of Troy Ltd.*	7,900	391,129
Iida Group Holdings Co. Ltd. (Japan)	7,700	153,693
Jarden Corp.*	103,709	6,362,547
La-Z-Boy, Inc.	104,725	3,246,475
Libbey, Inc.*	5,400	113,400
Mohawk Industries, Inc.*	1,000	148,900
NACCO Industries, Inc. (Class A Stock)	4,600	286,074
Nexity SA (France)	5,367	202,536
Nobia AB (Sweden)	16,716	141,642
NVR, Inc.*	200	205,202
Panasonic Corp. (Japan)	572,900	6,678,417
Persimmon PLC (United Kingdom)*	199,662	4,104,913
Sekisui Chemical Co. Ltd. (Japan)	173,000	2,122,972
Sekisui House Ltd. (Japan)	28,000	391,810
Steinhoff International Holdings Ltd. (South Africa)	17,604	75,848
Sumitomo Forestry Co. Ltd. (Japan)	7,600	88,493
Taylor Wimpey PLC (United Kingdom)	169,343	313,624
Universal Electronics, Inc.*	5,800	221,038
Whirlpool Corp.	119,800	18,791,828

		46,959,921

Household Products — 1.0%
Church & Dwight Co., Inc.	9,400	623,032
Colgate-Palmolive Co.	171,500	11,183,515
Energizer Holdings, Inc.	34,600	3,745,104
Kimberly-Clark Corp.	40,600	4,241,076
Kimberly-Clark de Mexico SAB de CV (Mexico) (Class A Stock)	79,700	226,345

COMMON STOCKS (continued)	Shares	Value (Note 2)
Household Products (continued)
Pigeon Corp. (Japan)	2,000	$96,999
Procter & Gamble Co. (The)	423,500	34,477,135
Reckitt Benckiser Group PLC (United Kingdom)	92,533	7,350,477
Svenska Cellulosa AB (Sweden) (Class B Stock)	27,308	841,301

		62,784,984

Independent Power Producers & Energy Traders — 0.2%
Aboitiz Power Corp. (Philippines)	25,200	19,339
AES Corp.	798,200	11,581,882
AES Gener SA (Chile)	33,215	18,385
China Resources Power Holdings Co. Ltd. (China)	114,000	270,574
Electric Power Development Co. Ltd. (Japan)	6,100	177,856
Huaneng Power International, Inc. (China) (Class H Stock)	318,000	288,303
Tractebel Energia SA (Brazil)	14,400	219,365

		12,575,704

Industrial Conglomerates — 1.0%
3M Co.	137,200	19,242,300
Alfa SAB de CV (Mexico) (Class A Stock)	112,700	316,093
Alliance Global Group, Inc. (Philippines)	419,000	244,542
Bidvest Group Ltd. (South Africa)	3,983	102,038
Carlisle Cos., Inc.	6,247	496,012
DCC PLC (Ireland)	74,392	3,657,512
Enka Insaat ve Sanayi A/S (Turkey)	102,174	286,485
General Electric Co.	1,171,200	32,828,736
Grupo Carso SAB de CV (Mexico) (Class A Stock)	7,000	37,234
Hutchison Whampoa Ltd. (Hong Kong)	459,000	6,254,226
KOC Holding A/S (Turkey)	34,309	140,659
Shun Tak Holdings Ltd. (Hong Kong)	1,154,000	679,884
Siemens AG (Germany)	9,958	1,365,433
SK Holdings Co. Ltd. (South Korea)*	359	65,088

		65,716,242

Insurance — 2.6%
Aegon NV (Netherlands)	268,049	2,540,184
Ageas (Belgium)	109,947	4,688,549
Alleghany Corp.*	10,300	4,119,588
Allianz SE (Germany)	21,975	3,953,883
Allstate Corp. (The)	52,300	2,852,442
American Financial Group, Inc.	128,200	7,399,704
American International Group, Inc.	52,300	2,669,915
Aspen Insurance Holdings Ltd.	119,200	4,924,152
AXA SA (France)	222,366	6,192,388
Axis Capital Holdings Ltd.	84,600	4,024,422
BB Seguridade Participacoes SA (Brazil)	24,100	250,270
Brown & Brown, Inc.	52,763	1,656,230
Cathay Financial Holding Co. Ltd. (Taiwan)	5,623	9,131
China Life Insurance Co. Ltd. (China) (Class H Stock)	23,000	72,491
Chubb Corp. (The)	146,300	14,136,969
Crawford & Co. (Class B Stock)	10,692	98,794
Donegal Group, Inc. (Class A Stock)	7,700	122,430
EMC Insurance Group, Inc.	6,400	195,968
Enstar Group Ltd.*	1,200	166,692

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance (continued)
Everest Re Group Ltd.	58,500	$9,118,395
FBL Financial Group, Inc. (Class A Stock)	4,100	183,639
Greenlight Capital Re Ltd. (Class A Stock)*	19,900	670,829
Hannover Rueck SE (Germany)	53,721	4,618,455
Hanover Insurance Group, Inc. (The)	14,500	865,795
Harel Insurance Investments & Financial Services Ltd. (Israel)	23,265	135,314
HCC Insurance Holdings, Inc.	90,613	4,180,884
Hiscox Ltd. (United Kingdom)	30,397	350,340
Insurance Australia Group Ltd. (Australia)	287,237	1,495,534
Kansas City Life Insurance Co.	1,200	57,288
Kemper Corp.	49,352	2,017,510
Legal & General Group PLC (United Kingdom)	1,586,137	5,863,120
Liberty Holdings Ltd. (South Africa)	23,587	273,818
Marsh & McLennan Cos., Inc.	23,700	1,146,132
Mediolanum SpA (Italy)	23,137	200,494
MMI Holdings Ltd. (South Africa)	125,987	304,222
Muenchener Rueckversicherungs AG (Germany)	10,091	2,225,780
National Western Life Insurance Co. (Class A Stock)	600	134,130
Navigators Group Inc/The*	15,500	978,980
PartnerRe Ltd.	122,300	12,894,089
Phoenix Group Holdings (United Kingdom)	66,249	800,224
PICC Property & Casualty Co. Ltd. (China) (Class H Stock)	10,000	14,871
Platinum Underwriters Holdings Ltd.	19,500	1,194,960
Porto Seguro SA (Brazil)	23,200	292,551
Powszechny Zaklad Ubezpieczen SA (Poland)	2,552	379,222
Primerica, Inc.	5,600	240,296
ProAssurance Corp.	15,900	770,832
Prudential PLC (United Kingdom)	208,058	4,648,874
Reinsurance Group of America, Inc.	102,039	7,898,839
Safety Insurance Group, Inc.	6,900	388,470
Sampo OYJ (Finland) (Class A Stock)	93,146	4,578,389
Sanlam Ltd. (South Africa)	69,660	353,993
Shin Kong Financial Holding Co. Ltd. (Taiwan)	440,272	152,496
Swiss Re AG (Switzerland)*	74,607	6,877,904
Symetra Financial Corp.	20,868	395,657
Third Point Reinsurance Ltd. (Bermuda)*	45,600	844,968
Travelers Cos., Inc. (The)	199,200	18,035,568
Tryg A/S (Denmark)	14,274	1,380,293
United Fire Group, Inc.	7,300	209,218
W.R. Berkley Corp.	92,300	4,004,897
XL Group PLC (Ireland)	107,700	3,429,168

		164,680,640

Internet & Catalog Retail — 0.5%
Amazon.com, Inc.*	17,100	6,819,309
Expedia, Inc.	64,200	4,472,172
FTD Cos., Inc.*(a)	34,600	1,127,268
Home Retail Group PLC (United Kingdom)	568,032	1,809,271
HSN, Inc.	207,540	12,929,742
Netflix, Inc.*	3,600	1,325,412
Overstock.com, Inc.*(a)	12,000	369,480
PetMed Express, Inc.	20,300	337,589

COMMON STOCKS (continued)	Shares	Value (Note 2)
Internet & Catalog Retail (continued)
priceline.com, Inc.*	500	$581,200

		29,771,443

Internet Software & Services — 1.2%
Blucora, Inc.*	21,800	635,688
Brightcove, Inc.*	10,700	151,298
Constant Contact, Inc.*	8,000	248,560
Cvent, Inc.*	12,800	465,792
Digital River, Inc.*	16,400	303,400
Equinix, Inc.*(a)	2,800	496,860
Facebook, Inc. (Class A Stock)*	210,800	11,522,328
Google, Inc. (Class A Stock)*	45,900	51,440,589
IntraLinks Holdings, Inc.*	75,498	914,281
Limelight Networks, Inc.*	16,423	32,518
LogMeIn, Inc.*	52,000	1,744,600
NAVER Corp. (South Korea)*	40	27,565
Net Entertainment NE AB (Sweden) (Class B Stock)*	5,032	106,316
Perficient, Inc.*	36,900	864,198
QuinStreet, Inc.*	22,100	192,049
Rackspace Hosting, Inc.*(a)	9,000	352,170
Tencent Holdings Ltd. (China)	9,500	608,261
Travelzoo, Inc.*	29,100	620,412
United Internet AG (Germany)	13,224	563,742
ValueClick, Inc.*(a)	53,010	1,238,844
VistaPrint NV (Netherlands)*	2,700	153,495
Vocus, Inc.*	75,800	863,362
Web.com Group, Inc.*	18,700	594,473
XO Group, Inc.*	31,607	469,680
Zix Corp.*	34,200	155,952

		74,766,433

IT Services — 1.8%
Accenture PLC (Class A Stock)	125,700	10,335,054
Alliance Data Systems Corp.*(a)	4,100	1,078,013
Amadeus IT Holding SA (Spain) (Class A Stock)	25,356	1,086,136
Bechtle AG (Germany)	3,025	206,232
Booz Allen Hamilton Holding Corp.	2,300	44,045
Broadridge Financial Solutions, Inc.	69,792	2,758,180
Cap Gemini SA (France)	74,624	5,050,974
Cardtronics, Inc.*	9,200	399,740
Cielo SA (Brazil)	10,700	297,745
Cognizant Technology Solutions Corp. (Class A Stock)*	65,700	6,634,386
CoreLogic, Inc.*	247,891	8,807,567
DST Systems, Inc.	73,600	6,678,464
Fiserv, Inc.*	112,200	6,625,410
Forrester Research, Inc.	9,500	363,470
Gartner, Inc.*	26,200	1,861,510
Genpact Ltd.*	253,000	4,647,610
Hackett Group Inc/The	13,900	86,319
iGATE Corp.*	168,600	6,770,976
Infosys Ltd. (India), ADR	6,800	384,880
International Business Machines Corp.	108,800	20,407,616
Jack Henry & Associates, Inc.	12,600	746,046
MasterCard, Inc. (Class A Stock)	8,000	6,683,680
NeuStar, Inc. (Class A Stock)*(a)	79,745	3,976,086
Obic Co. Ltd. (Japan)	3,300	97,507
Otsuka Corp. (Japan)	2,900	370,487

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
IT Services (continued)
Quindell PLC (United Kingdom)*	5,329,389	$1,720,923
Sapient Corp.*	30,000	520,800
Science Applications International Corp.(a)	4,500	148,815
Sopra Group SA (France)	3,795	383,729
Syntel, Inc.*	91,615	8,332,384
Total System Services, Inc.	139,400	4,639,232
VeriFone Systems, Inc.*	90,900	2,437,938
Visa, Inc. (Class A Stock)	14,100	3,139,788
Wipro Ltd. (India), ADR(a)	31,600	397,844

		118,119,586

Leisure Equipment & Products — 0.2%
Arctic Cat, Inc.	28,755	1,638,460
Merida Industry Co. Ltd. (Taiwan)	3,000	21,793
Namco Bandai Holdings, Inc. (Japan)	9,900	219,805
Nautilus, Inc.*(a)	25,900	218,337
Polaris Industries, Inc.(a)	80,500	11,724,020
Yamaha Corp. (Japan)	9,300	147,856

		13,970,271

Life Sciences Tools & Services — 0.2%
Affymetrix, Inc.*(a)	9,900	84,843
Bruker Corp.*	12,200	241,194
Charles River Laboratories International, Inc.*	57,400	3,044,496
Covance, Inc.*	5,800	510,748
Mettler-Toledo International, Inc.*(a)	26,379	6,399,281
Techne Corp.	45,300	4,288,551

		14,569,113

Machinery — 1.7%
AGCO Corp.	98,100	5,806,539
Aida Engineering Ltd. (Japan)	22,500	243,860
Alamo Group, Inc.	5,900	358,071
Atlas Copco AB (Sweden) (Class B Stock)	21,023	534,432
Blount International, Inc.*	16,100	232,967
Bucher Industries AG (Switzerland)	5,314	1,544,191
China International Marine Containers Group Co. Ltd. (China) (Class H Stock)	8,800	18,781
Columbus McKinnon Corp.*	13,300	360,962
Concentric AB (Sweden)	15,260	172,604
Deere & Co.	87,600	8,000,508
DMG MORI SEIKI AG (Germany)	48,559	1,549,607
Dover Corp.	65,600	6,333,024
Duerr AG (Germany)	46,605	4,164,635
Federal Signal Corp.*	74,000	1,084,100
Georg Fischer AG (Switzerland)*	2,180	1,534,794
Glory Ltd. (Japan)	3,400	88,237
Graco, Inc.	6,000	468,720
Harsco Corp.	40,500	1,135,215
Hino Motors Ltd. (Japan)	290,000	4,568,297
Hoshizaki Electric Co. Ltd. (Japan)	2,500	88,902
Hyster-Yale Materials Handling, Inc.	23,887	2,225,313
IDEX Corp.	80,200	5,922,770
Illinois Tool Works, Inc.	76,100	6,398,488
Kadant, Inc.	9,800	397,096
Kubota Corp. (Japan)	60,000	995,234
LB Foster Co. (Class A Stock)	8,400	397,236
Lincoln Electric Holdings, Inc.	146,290	10,436,329
Lydall, Inc.*	5,800	102,196

COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery (continued)
Mitsubishi Heavy Industries Ltd. (Japan)	172,000	$1,065,294
Mueller Industries, Inc.	33,200	2,091,932
NKT Holding A/S (Denmark)	6,568	324,099
Nordson Corp.	13,500	1,003,050
OC Oerlikon Corp. AG (Switzerland)*	10,379	155,483
Oshkosh Corp.	315,900	15,915,042
Schweiter Technologies AG (Switzerland)	138	104,732
Standex International Corp.	11,300	710,544
Tadano Ltd. (Japan)	55,000	738,891
Timken Co.	95,555	5,262,214
Trinity Industries, Inc.	26,600	1,450,232
Valmont Industries, Inc.(a)	62,852	9,372,490
WABCO Holdings, Inc.*	20,000	1,868,200
WEG SA (Brazil)	23,900	315,661
Weichai Power Co. Ltd. (China) (Class H Stock)	6,000	24,270
Yangzijiang Shipbuilding Holdings Ltd. (China)	112,000	105,411

		105,670,653

Marine — 0.2%
A.P. Moller-Maersk A/S (Denmark) (Class A Stock)	31	319,332
A.P. Moller-Maersk A/S (Denmark) (Class B Stock)	432	4,675,084
DFDS A/S (Denmark)	1,723	138,850
Kawasaki Kisen Kaisha Ltd. (Japan)	248,000	628,137
Matson, Inc.	191,905	5,010,640
MISC Bhd (Malaysia)*	14,100	24,563
Nippon Yusen KK (Japan)	84,000	268,584

		11,065,190

Media — 1.7%
AMC Networks, Inc. (Class A Stock)*	113,200	7,710,052
Cinemark Holdings, Inc.	139,000	4,632,870
Comcast Corp. (Class A Stock)	727,000	37,778,555
Dentsu, Inc. (Japan)	12,100	494,873
DIRECTV*	88,300	6,100,647
Fairfax Media Ltd. (Australia)	142,812	81,863
Graham Holdings Co. (Class B Stock)*	17,000	11,276,440
Grupo Televisa SAB (Mexico)	38,200	230,256
Harte-Hanks, Inc.	54,389	425,322
ITV PLC (United Kingdom)	1,651,001	5,313,187
JCDecaux SA (France)	28,007	1,156,222
Liberty Media Corp. (Class A Stock)*	10,400	1,523,080
Madison Square Garden Co. (The) (Class A Stock)*	13,800	794,604
Metropole Television SA (France)	51,257	1,173,888
Naspers Ltd. (South Africa) (Class N Stock)	2,783	291,309
ProSiebenSat.1 Media AG (Germany)	102,685	5,098,936
REA Group Ltd.	46,015	1,554,272
RTL Group SA (Germany)	2,238	289,673
Scripps Networks Interactive, Inc. (Class A Stock)	33,200	2,868,812
Seven West Media Ltd. (Australia)	42,976	90,558
Societe Television Francaise 1 (France)	34,680	668,345
Trinity Mirror PLC (United Kingdom)*	146,617	496,340
Viacom, Inc. (Class B Stock)	152,500	13,319,350
Walt Disney Co. (The)	96,500	7,372,600

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Media (continued)
Wiley, (John) & Sons, Inc. (Class A Stock)	3,300	$182,160

		110,924,214

Metals & Mining — 1.4%
African Barrick Gold PLC (United Kingdom)	94,747	292,950
Assore Ltd. (South Africa)	1,357	44,108
BC Iron Ltd. (Australia)	114,395	531,001
BHP Billiton Ltd. (Australia)	132,929	4,531,926
BHP Billiton PLC (United Kingdom)	258,124	8,009,607
CAP SA (Chile)	8,973	170,739
Centamin PLC (Egypt)*	1,597,511	1,184,538
Cia de Minas Buenaventura SA (Peru), ADR	2,600	29,172
Cia Siderurgica Nacional SA (Brazil)	9,400	57,294
Cliffs Natural Resources, Inc.(a)	62,100	1,627,641
Coeur Mining, Inc.*	139,600	1,514,660
Compass Minerals International, Inc.	8,100	648,405
Eregli Demir ve Celik Fabrikalari TAS (Turkey)	18,161	21,819
Evolution Mining Ltd. (Australia)	259,891	143,925
Ferrexpo PLC (United Kingdom)	203,428	646,662
Fortescue Metals Group Ltd. (Australia)	1,123,210	5,867,435
Freeport-McMoRan Copper & Gold, Inc.	548,700	20,707,938
Globe Specialty Metals, Inc.	136,500	2,458,365
Highland Gold Mining Ltd. (United Kingdom)	161,732	157,565
Hyundai Hysco Co. Ltd. (South Korea)*	7,070	278,483
Hyundai Steel Co. (South Korea)*	718	58,868
Industrias Penoles SAB de CV (Mexico)	1,930	47,920
JFE Holdings, Inc. (Japan)	28,400	676,774
Jiangxi Copper Co. Ltd. (China) (Class H Stock)	19,000	34,394
Kobe Steel Ltd. (Japan)	142,000	243,443
Koza Altin Isletmeleri A/S (Turkey)	18,778	194,082
Materion Corp.	2,800	86,380
Mitsubishi Materials Corp. (Japan)	65,000	240,269
Mitsui Mining & Smelting Co. Ltd. (Japan)	31,000	95,325
Mount Gibson Iron Ltd. (Australia)	2,039,259	1,854,967
Newmont Mining Corp.	307,300	7,077,119
Nippon Steel & Sumitomo Metal Corp. (Japan)	434,000	1,455,552
Noranda Aluminum Holding Corp.	21,400	70,406
Olympic Steel, Inc.	2,400	69,552
POSCO (South Korea)	915	284,714
Reliance Steel & Aluminum Co.	68,438	5,190,338
Resolute Mining Ltd. (Australia)*	1,484,415	742,168
Sesa Sterlite Ltd (India), ADR	14,936	196,558
Southern Copper Corp.	213,800	6,138,198
Steel Dynamics, Inc.	157,900	3,085,366
Sumitomo Metal Mining Co. Ltd. (Japan)	142,000	1,860,667
SunCoke Energy, Inc.*	38,100	869,061
Tata Steel Ltd. (India), GDR, RegS	14,772	101,927
Vale SA (Brazil)	45,300	685,668
Voestalpine AG (Austria)	66,077	3,175,297
Worthington Industries, Inc.	136,400	5,739,712
Zijin Mining Group Co. Ltd. (China) (Class H Stock)	84,000	18,089

		89,217,047

Multiline Retail — 0.6%
Big Lots, Inc.*(a)	117,800	3,803,762
Dillard’s, Inc. (Class A Stock)	23,800	2,313,598

COMMON STOCKS (continued)	Shares	Value (Note 2)
Multiline Retail (continued)
Dollar General Corp.*	80,900	$4,879,888
Far Eastern Department Stores Ltd. (Taiwan)	61,000	60,461
Lotte Shopping Co. Ltd. (South Korea)*	810	310,285
Macy’s, Inc.	338,400	18,070,560
Next PLC (United Kingdom)	57,945	5,237,766
Target Corp.	73,400	4,644,018
Woolworths Holdings Ltd. (South Africa)	6,008	42,815

		39,363,153

Multi-Utilities — 0.8%
Alliant Energy Corp.	60,164	3,104,462
Avista Corp.(a)	54,341	1,531,873
Centrica PLC (United Kingdom)	388,959	2,242,992
DTE Energy Co.	21,500	1,427,385
E.ON SE (Germany)	342,009	6,323,055
GDF Suez (France)	220,182	5,178,574
Iren SpA (Italy)	530,034	812,906
MDU Resources Group, Inc.	39,200	1,197,560
National Grid PLC (United Kingdom)	368,432	4,818,824
NorthWestern Corp.	10,100	437,532
PG&E Corp.	338,000	13,614,640
SCANA Corp.	120,463	5,653,329
Vectren Corp.	66,500	2,360,750
YTL Corp. Bhd (Malaysia)	65,600	32,475

		48,736,357

Office Electronics
Konica Minolta, Inc. (Japan)	28,500	284,809
Ricoh Co. Ltd. (Japan)	39,000	414,758
Zebra Technologies Corp. (Class A Stock)*	30,600	1,654,848

		2,354,415

Oil, Gas & Consumable Fuels — 5.4%
Adams Resources & Energy, Inc.	3,200	219,200
Anadarko Petroleum Corp.	249,000	19,750,680
Apache Corp.	112,200	9,642,468
Athlon Energy, Inc.*	25,400	768,350
BP PLC (United Kingdom)	1,706,329	13,828,354
Callon Petroleum Co.*	30,000	195,900
Chesapeake Energy Corp.	122,400	3,321,936
Chevron Corp.	356,300	44,505,433
China Petroleum & Chemical Corp. (China) (Class H Stock)	381,300	312,867
Cimarex Energy Co.	70,900	7,438,119
Clayton Williams Energy, Inc.*	2,200	180,290
Cloud Peak Energy, Inc.*	27,100	487,800
CNOOC Ltd. (China) (Class H Stock)	247,000	459,365
ConocoPhillips	389,800	27,539,370
CVR Energy, Inc.	3,800	165,034
Delek Group Ltd. (Israel)	2,843	1,085,986
Delek US Holdings, Inc.	77,300	2,659,893
Devon Energy Corp.	104,800	6,483,976
Energen Corp.	36,600	2,589,450
Eni SpA (Italy)	259,854	6,279,048
EOG Resources, Inc.	105,200	17,656,768
Evolution Petroleum Corp.	21,800	269,012
Exxon Mobil Corp.	585,500	59,252,600
Gazprom OAO (Russia), ADR	95,895	819,902
Green Plains Renewable Energy, Inc.(a)	51,700	1,002,463

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Hallador Energy Co.	8,800	$70,928
Hollyfrontier Corp.(a)	111,900	5,560,311
Idemitsu Kosan Co. Ltd. (Japan)	13,200	300,507
Jones Energy, Inc. (Class A Stock)*	5,200	75,296
JX Holdings, Inc. (Japan)	128,000	659,129
Kinder Morgan, Inc.	499,600	17,985,600
Lukoil OAO (Russia), ADR	11,236	701,688
Marathon Oil Corp.	304,625	10,753,263
Marathon Petroleum Corp.	81,800	7,503,514
Matador Resources Co.*	49,500	922,680
Neste Oil OYJ (Finland)(a)	6,936	137,170
Occidental Petroleum Corp.	17,500	1,664,250
OMV AG (Austria)	86,857	4,157,044
PetroChina Co. Ltd. (China) (Class H Stock)	58,000	63,657
Petroleo Brasileiro SA (Brazil)	50,000	338,879
Phillips 66	275,600	21,257,028
Polskie Gornictwo Naftowe I Gazownictwo SA (Poland)	136,503	231,772
PTT Exploration & Production PCL (Thailand)	64,800	328,338
PTT PCL (Thailand)	11,000	95,739
Reliance Industries Ltd. (India), GDR, RegS	17,977	522,052
Renewable Energy Group, Inc.*	71,900	823,974
Repsol SA (Spain)	45,346	1,144,225
REX American Resources Corp.*	13,700	612,527
Rosneft OAO (Russia), GDR, RegS	15,490	117,956
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	215,843	7,735,480
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	264,957	9,994,277
Sasol Ltd. (South Africa)	12,876	633,703
Showa Shell Sekiyu KK (Japan)	152,200	1,547,095
SM Energy Co.	73,900	6,141,829
Stone Energy Corp.*(a)	38,300	1,324,797
Surgutneftegaz OJSC (Russia), ADR	18,349	158,535
Tatneft OAO (Russia), ADR	4,525	172,945
Total SA (France)	152,138	9,338,184
Ultrapar Participacoes SA (Brazil)	12,500	296,440
Vaalco Energy, Inc.*	74,900	516,061
Warren Resources, Inc.*	33,300	104,562
Woodside Petroleum Ltd. (Australia)	38,614	1,344,864

		342,250,563

Paper & Forest Products — 0.3%
Altri SGPS SA (Portugal)	133,501	411,288
Clearwater Paper Corp.*	78,700	4,131,750
Domtar Corp.	46,800	4,415,112
Duratex SA (Brazil)	3,600	20,066
Holmen AB (Sweden) (Class B Stock)	8,759	318,625
Mondi PLC (United Kingdom)	257,454	4,469,040
Neenah Paper, Inc.	21,700	928,109
Oji Holdings Corp. (Japan)	39,000	200,047
P.H. Glatfelter Co.	33,900	936,996
Portucel SA (Portugal)	76,133	304,769
Schweitzer-Mauduit International, Inc.	36,500	1,878,655
Semapa-Sociedade de Investimento e Gestao (Portugal)	8,715	97,616
Stora Enso Oyj (Finland) (Class R Stock)	31,937	320,929

		18,433,002

COMMON STOCKS (continued)	Shares	Value (Note 2)
Personal Products — 0.1%
Avon Products, Inc.	391,300	$6,738,186
Inter Parfums, Inc.	15,800	565,798
Medifast, Inc.*	40,754	1,064,902
USANA Health Sciences, Inc.*(a)	4,600	347,668

		8,716,554

Pharmaceuticals — 3.9%
Allergan, Inc.	182,300	20,249,884
Aspen Pharmacare Holdings Ltd. (South Africa)	4,056	104,025
AstraZeneca PLC (United Kingdom)	68,222	4,047,424
Bayer AG (Germany)	10,669	1,498,047
Boiron SA (France)	3,329	234,665
Depomed, Inc.*	23,500	248,630
Dr Reddy’s Laboratories Ltd. (India), ADR	7,200	295,416
Eli Lilly & Co.	409,200	20,869,200
Endo Health Solutions, Inc.*(a)	30,000	2,023,800
Forest Laboratories, Inc.*	205,100	12,312,153
Galenica AG (Switzerland)	1,440	1,449,647
GlaxoSmithKline PLC (United Kingdom)	435,347	11,631,435
Jazz Pharmaceuticals PLC*(a)	89,000	11,263,840
Johnson & Johnson	603,300	55,256,247
KYORIN Holdings, Inc. (Japan)	5,300	113,558
Kyowa Hakko Kirin Co. Ltd. (Japan)	13,000	143,456
Lannett Co., Inc.*	74,000	2,449,400
Merck & Co., Inc.	368,800	18,458,440
Merck KGaA (Germany)	4,931	884,763
Mitsubishi Tanabe Pharma Corp. (Japan)	12,900	179,916
Novartis AG (Switzerland)	104,631	8,386,110
Novo Nordisk A/S (Denmark) (Class B Stock)	18,849	3,455,056
Otsuka Holdings Co. Ltd. (Japan)	176,500	5,096,248
Pfizer, Inc.	1,179,200	36,118,896
Prestige Brands Holdings, Inc.*	22,100	791,180
Questcor Pharmaceuticals, Inc.(a)	10,900	593,505
Recordati SpA (Italy)	66,396	956,023
Richter Gedeon Nyrt (Hungary)	10,423	211,886
Roche Holding AG (Switzerland)	55,875	15,652,056
Sanofi (France)	32,316	3,451,198
Shionogi & Co. Ltd. (Japan)	195,500	4,244,242
Shire PLC (Ireland)	32,092	1,512,414
Sihuan Pharmaceutical Holdings Group Ltd. (China)	26,000	23,794
Stada Arzneimittel AG (Germany)	3,472	171,899
Taisho Pharmaceutical Holdings Co. Ltd. (Japan)	1,700	116,856
Teva Pharmaceutical Industries Ltd. (Israel)	144,618	5,786,368
Zoetis, Inc.	57,600	1,882,944

		252,164,621

Professional Services — 0.2%
Adecco SA (Switzerland)*	3,994	317,071
Barrett Business Services, Inc.	6,500	602,810
Capita PLC (United Kingdom)	72,833	1,253,697
CDI Corp.	4,700	87,091
Corporate Executive Board Co. (The)	2,200	170,346
en-japan, Inc. (Japan)	4,000	85,329
Exponent, Inc.	7,500	580,800
Franklin Covey Co.*	5,600	111,328
Huron Consulting Group, Inc.*	21,200	1,329,664

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Professional Services (continued)
ICF International, Inc.*	11,600	$402,636
Insperity, Inc.	28,900	1,044,157
Korn/Ferry International*	2,300	60,076
Manpowergroup, Inc.	48,491	4,163,437
Meitec Corp. (Japan)	4,400	119,283
Navigant Consulting, Inc.*	59,946	1,150,963
Nihon M&A Center, Inc. (Japan)	1,300	87,852
On Assignment, Inc.*	10,700	373,644
Randstad Holding NV (Netherlands)	7,213	468,076
Resources Connection, Inc.	10,300	147,599
Seek Ltd. (Australia)	19,072	229,291
Towers Watson & Co. (Class A Stock)	1,200	153,132
VSE Corp.	2,800	134,428
WS Atkins PLC (United Kingdom)	33,063	776,625

		13,849,335

Real Estate Investment Trusts (REITs) — 2.0%
AG Mortgage Investment Trust, Inc.	28,800	450,432
Agree Realty Corp.	3,400	98,668
Alexander’s, Inc.	400	132,000
Alexandria Real Estate Equities, Inc.	28,898	1,838,491
American Assets Trust, Inc.(a)	19,733	620,208
American Campus Communities, Inc.(a)	135,400	4,361,234
American Capital Mortgage Investment Corp.	318,353	5,558,443
Annaly Capital Management, Inc.	922,100	9,193,337
Apollo Residential Mortgage, Inc.	38,472	568,616
Ares Commercial Real Estate Corp.	21,000	275,100
Ashford Hospitality Prime, Inc.	6,420	116,844
Ashford Hospitality Trust, Inc.	80,400	665,712
Big Yellow Group PLC (United Kingdom)	12,215	96,833
BioMed Realty Trust, Inc.	182,200	3,301,464
Camden Property Trust	83,700	4,760,856
CapitaCommercial Trust (Singapore)	725,000	834,941
CapitaMall Trust (Singapore)	121,000	183,113
Cedar Realty Trust, Inc.	73,145	457,888
Champion REIT (Hong Kong)	192,000	84,955
Chatham Lodging Trust	10,744	219,715
Colony Financial, Inc.	25,859	524,679
Corporate Office Properties Trust(a)	15,300	362,457
Corrections Corp. of America	43,100	1,382,217
CyrusOne, Inc.	62,273	1,390,556
Derwent London PLC (United Kingdom)	46,544	1,923,901
Dexus Property Group (Australia)	274,862	247,205
DiamondRock Hospitality Co.(a)	28,500	329,175
Duke Realty Corp.	185,100	2,783,904
Dynex Capital, Inc.	48,808	390,464
Extra Space Storage, Inc.	68,600	2,890,118
Fibra Uno Administracion SA de CV (Mexico)	63,300	202,750
First Industrial Realty Trust, Inc.(a)	53,200	928,340
Franklin Street Properties Corp.(a)	399,654	4,775,865
Frasers Centrepoint Trust (Singapore)	146,000	203,919
GEO Group, Inc. (The)	34,097	1,098,605
Gladstone Commercial Corp.	7,600	136,572
GPT Group (Australia)	77,468	235,591
Gramercy Property Trust, Inc.*	7,200	41,400
Hansteen Holdings PLC (United Kingdom)	257,810	461,930
Home Properties, Inc.	31,400	1,683,668
Hospitality Properties Trust	183,246	4,953,139

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
Invesco Mortgage Capital, Inc.	189,877	$2,787,394
Investors Real Estate Trust	38,900	333,762
Japan Retail Fund Investment Corp. (Japan)	128	260,441
Kite Realty Group Trust(a)	106,300	698,391
Lexington Realty Trust(a)	144,600	1,476,366
Liberty Property Trust	61,701	2,089,813
Link REIT (The) (Hong Kong)	984,500	4,774,883
Mack-Cali Realty Corp.	26,400	567,072
Mapletree Commercial Trust (Singapore)	866,000	818,782
Mapletree Greater China Commercial Trust (Singapore)	126,000	84,018
Mapletree Industrial Trust (Singapore)	350,000	370,854
Mapletree Logistics Trust (Singapore)	97,000	81,188
Medical Properties Trust, Inc.	4,900	59,878
Mercialys SA (France)	8,604	180,508
National Health Investors, Inc.	11,400	639,540
Nippon Building Fund, Inc. (Japan)	80	464,817
Nippon Prologis REIT, Inc. (Japan)	13	124,527
Nomura Real Estate Master Fund, Inc. (Japan)	96	98,911
One Liberty Properties, Inc.	4,000	80,520
Pennsylvania Real Estate Investment Trust	27,900	529,542
Potlatch Corp.	106,200	4,432,788
RAIT Financial Trust	39,600	355,212
Rayonier, Inc.	32,100	1,351,410
Regal Real Estate Investment Trust (Hong Kong)	422,000	121,360
Resource Capital Corp.	231,040	1,370,067
Rexford Industrial Realty, Inc.	7,700	101,640
RLJ Lodging Trust	312,170	7,591,974
Senior Housing Properties Trust	107,300	2,385,279
Simon Property Group, Inc.	73,600	11,198,976
SL Green Realty Corp.(a)	4,200	387,996
Starhill Global (Singapore)	159,000	99,138
Strategic Hotels & Resorts, Inc.*	120,400	1,137,780
Summit Hotel Properties, Inc.	91,046	819,414
Sun Communities, Inc.	5,300	225,992
Sunlight Real Estate Investment Trust (Hong Kong)	333,000	128,883
Taubman Centers, Inc.	64,800	4,142,016
Unibail-Rodamco SE (France)	6,575	1,684,912
Ventas, Inc.	109,200	6,254,976
Westfield Retail Trust (Australia)	1,616,341	4,294,017
Winthrop Realty Trust	65,200	720,460
Workspace Group PLC (United Kingdom)	31,256	273,286
Zais Financial Corp.	10,110	162,063

		126,526,151

Real Estate Management & Development — 0.6%
Alexander & Baldwin, Inc.	16,300	680,199
Allreal Holding AG (Switzerland)*	1,315	182,055
Altisource Residential Corp.	4,900	147,539
CBRE Group, Inc. (Class A Stock)*	535,887	14,093,828
China Overseas Land & Investment Ltd. (China)	40,000	112,906
Country Garden Holdings Co. Ltd. (China)	227,000	137,607
Daiwa House Industry Co. Ltd. (Japan)	34,000	658,757
Deutsche Euroshop AG (Germany)	40,884	1,789,662

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Management & Development (continued)
Emperor International Holdings (Hong Kong)	302,000	$81,959
Evergrande Real Estate Group Ltd. (China)	89,000	34,096
Forestar Group, Inc.*(a)	2,400	51,048
Franshion Properties China Ltd. (China)	52,000	18,162
Gazit-Globe Ltd. (Israel)	13,619	183,183
Greentown China Holdings Ltd. (China)	64,500	98,901
Guangzhou R&F Properties Co. Ltd. (China) (Class H Stock)	169,600	248,809
Henderson Land Development Co. Ltd. (Hong Kong)	40,000	228,678
Hufvudstaden AB (Sweden) (Class A Stock)	20,419	273,506
Hulic Co. Ltd. (Japan)	13,600	201,270
Hysan Development Co. Ltd. (Hong Kong)	269,000	1,161,205
IMMOFINANZ AG (Austria)*	21,961	101,763
IOI Properties Group Sdn Bhd (Malaysia)*	98,949	75,824
Jones Lang LaSalle, Inc.	139,089	14,241,322
Kowloon Development Co. Ltd. (Hong Kong)	140,000	172,783
Lend Lease Group (Australia)	32,624	325,577
Mobimo Holding AG (Switzerland)*	1,478	308,864
Poly Property Group Co. Ltd. (China)	471,000	252,419
PSP Swiss Property AG (Switzerland)*	22,957	1,945,382
Shimao Property Holdings Ltd. (Hong Kong)	126,000	290,457
SM Prime Holdings, Inc. (Philippines)	78,800	26,162
Soho China Ltd. (China)	25,500	22,015
Swiss Prime Site AG (Switzerland)*	7,955	616,026
TAG Immobilien AG (Germany)	35,444	428,721
Tejon Ranch Co.*	1,400	51,464
Tokyu Fudosan Holdings Corp. (Japan)	28,400	266,983
UOL Group Ltd. (Singapore)	25,000	123,048
Wheelock & Co. Ltd. (Hong Kong)	238,000	1,096,437

		40,728,617

Road & Rail — 0.8%
AMERCO*	3,800	903,792
BTS Group Holdings PCL (Thailand)	80,100	21,207
Central Japan Railway Co. (Japan)	8,300	978,173
ComfortDelGro Corp. Ltd. (Singapore)	109,000	174,290
CSX Corp.	511,300	14,710,101
East Japan Railway Co. (Japan)	19,300	1,537,396
Firstgroup PLC (United Kingdom)	65,445	134,183
Heartland Express, Inc.(a)	10,300	202,086
J.B. Hunt Transport Services, Inc.	9,900	765,270
Nippon Express Co. Ltd. (Japan)	45,000	217,828
Norfolk Southern Corp.	38,500	3,573,955
Old Dominion Freight Line, Inc.*	54,400	2,884,288
Saia, Inc.*	23,729	760,514
Seino Holdings Co. Ltd. (Japan)	8,000	84,189
Union Pacific Corp.	155,900	26,191,200
West Japan Railway Co. (Japan)	9,100	394,289

		53,532,761

Semiconductors & Semiconductor Equipment — 1.2%
Advanced Semiconductor Engineering, Inc. (Taiwan)	334,000	312,021
ASM International NV (Netherlands)	68,521	2,259,895
Atmel Corp.*	146,700	1,148,661
Cabot Microelectronics Corp.*	39,000	1,782,300
Cirrus Logic, Inc.*(a)	3,400	69,462

COMMON STOCKS (continued)	Shares	Value (Note 2)
Semiconductors & Semiconductor Equipment (continued)
Diodes, Inc.*	8,600	$202,616
Entegris, Inc.*	15,200	176,320
Integrated Device Technology, Inc.*	247,900	2,526,101
Intel Corp.	1,091,200	28,327,552
Intersil Corp. (Class A Stock)	476,700	5,467,749
Kopin Corp.*	15,176	64,043
LSI Corp.	140,700	1,550,514
MediaTek, Inc. (Taiwan)	17,000	253,383
Melexis NV (Belgium)	5,328	169,968
Pericom Semiconductor Corp.*	13,900	123,154
PMC – Sierra, Inc.*	217,838	1,400,698
Power Integrations, Inc.	29,400	1,641,108
RF Micro Devices, Inc.*	1,087,800	5,613,048
Samsung Electronics Co. Ltd. (South Korea)	1,836	2,392,395
Semtech Corp.*	120,000	3,033,600
Silicon Image, Inc.*	210,200	1,292,730
Silicon Laboratories, Inc.*	18,600	805,566
SK Hynix, Inc. (South Korea)*	11,480	401,542
Skyworks Solutions, Inc.*	399,300	11,404,008
Supertex, Inc.*	4,000	100,200
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	258,000	910,988
Ultra Clean Holdings, Inc.*	28,400	284,852
Vanguard International Semiconductor Corp. (Taiwan)	262,000	312,013

		74,026,487

Software — 2.6%
ANSYS, Inc.*	98,500	8,589,200
Aspen Technology, Inc.*	3,900	163,020
AVG Technologies NV*(a)	12,400	213,404
CA, Inc.	236,989	7,974,680
Citrix Systems, Inc.*(a)	145,700	9,215,525
CommVault Systems, Inc.*	84,100	6,297,408
Comverse, Inc.*	27,400	1,063,120
Fair Isaac Corp.	6,054	380,433
Informatica Corp.*	76,600	3,178,900
Interactive Intelligence Group, Inc.*	1,700	114,512
Intuit, Inc.	5,600	427,392
Manhattan Associates, Inc.*	58,100	6,825,588
Mentor Graphics Corp.	41,000	986,870
Microsoft Corp.	958,500	35,876,655
MicroStrategy, Inc. (Class A Stock)*	2,700	335,448
NetScout Systems, Inc.*	14,343	424,409
NHN Entertainment Corp. (South Korea)*	170	15,528
Oracle Corp.	961,200	36,775,512
Pegasystems, Inc.	45,900	2,257,362
Playtech PLC (United Kingdom)	55,314	675,774
Progress Software Corp.*	77,500	2,001,825
PTC, Inc.*	85,600	3,029,384
Rovi Corp.*	157,000	3,091,330
SAP AG (Germany)	1,401	121,497
SolarWinds, Inc.*	25,900	979,797
Solera Holdings, Inc.	44,063	3,117,898
SS&C Technologies Holdings, Inc.*	37,200	1,646,472
Symantec Corp.	563,900	13,296,762
Synopsys, Inc.*	127,445	5,170,444
Telenav, Inc.*	7,800	51,402
Temenos Group AG (Switzerland)*	28,779	813,912

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Software (continued)
TIBCO Software, Inc.*	61,200	$1,375,776
TiVo, Inc.*	150,700	1,977,184
Verint Systems, Inc.*	21,500	923,210
VMware, Inc. (Class A Stock)*	49,200	4,413,732

		163,801,365

Specialty Retail — 1.8%
Aaron’s, Inc.	95,500	2,807,700
ABC-Mart, Inc. (Japan)	1,600	69,901
American Eagle Outfitters, Inc.	177,900	2,561,760
ANN, Inc.*	22,800	833,568
Aoyama Trading Co. Ltd. (Japan)	41,200	1,114,224
Ascena Retail Group, Inc.*	26,800	567,088
Bed Bath & Beyond, Inc.*	23,000	1,846,900
Big 5 Sporting Goods Corp.	21,600	428,112
Bilia AB (Sweden) (Class A Stock)	5,573	142,339
Cato Corp. (The) (Class A Stock)	14,700	467,460
Chico’s FAS, Inc.	157,370	2,964,851
Citi Trends, Inc.*	25,800	438,600
CST Brands, Inc.	18,700	686,664
Destination Maternity Corp.	23,331	697,130
Dixons Retail PLC (United Kingdom)*	1,446,988	1,162,641
Express, Inc.*	193,595	3,614,419
Finish Line, Inc. (The) (Class A Stock)	24,700	695,799
Foot Locker, Inc.	253,834	10,518,881
Francesca’s Holdings Corp.*(a)	99,800	1,837,318
GameStop Corp. (Class A Stock)	186,600	9,191,916
Gap, Inc. (The)	297,539	11,627,824
GOME Electrical Appliances Holding Ltd. (China)	142,000	26,257
Guess?, Inc.	22,400	695,968
Halfords Group PLC (United Kingdom)	139,040	1,030,652
Haverty Furniture Cos., Inc.	10,700	334,910
Hennes & Mauritz AB (Sweden) (Class B Stock)	32,321	1,488,591
Home Depot, Inc. (The)	312,700	25,747,718
Hotai Motor Co. Ltd. (Taiwan)	3,000	37,071
Lookers PLC (United Kingdom)	115,951	232,332
Lowe’s Cos., Inc.	124,800	6,183,840
New York & Co., Inc.*	39,300	171,741
OSIM International Ltd. (Singapore)	85,000	155,029
Pier 1 Imports, Inc.	13,700	316,196
Rent-A-Center, Inc.	48,800	1,626,992
Ross Stores, Inc.	92,300	6,916,039
Sears Hometown and Outlet Stores, Inc.*	5,000	127,500
Select Comfort Corp.*	12,400	261,516
Signet Jewelers Ltd. (United Kingdom)	30,300	2,384,610
Tilly’s, Inc. (Class A Stock)*	12,410	142,096
TJX Cos., Inc.	170,800	10,885,084
Tractor Supply Co.	24,900	1,931,742
Williams-Sonoma, Inc.(a)	17,900	1,043,212

		116,014,191

Textiles, Apparel & Luxury Goods — 0.6%
Anta Sports Products Ltd. (China)	101,500	125,938
Asics Corp. (Japan)	55,500	948,621
Carter’s, Inc.	45,000	3,230,550
Christian Dior SA (France)	1,794	339,572
Crocs, Inc.*	16,000	254,720
Culp, Inc.	8,800	179,960

COMMON STOCKS (continued)	Shares	Value (Note 2)
Textiles, Apparel & Luxury Goods (continued)
Deckers Outdoor Corp.*(a)	23,500	$1,984,810
Eclat Textile Co. Ltd. (Taiwan)	24,000	270,998
G-III Apparel Group Ltd.*	11,500	848,585
Gunze Ltd. (Japan)	35,000	87,848
Hanesbrands, Inc.	35,000	2,459,450
Michael Kors Holdings Ltd.*	142,000	11,528,980
Onward Holdings Co. Ltd. (Japan)	53,000	401,820
Oxford Industries, Inc.	1,000	80,670
Pandora A/S (Denmark)	49,007	2,663,866
Pou Chen Corp. (Taiwan)	51,000	76,357
RG Barry Corp.	10,700	206,510
Steven Madden Ltd.*	79,000	2,890,610
Swatch Group AG (The) (Switzerland)	2,357	265,688
VF Corp.	112,000	6,982,080
Wacoal Holdings Corp. (Japan)	8,000	81,454
Yue Yuen Industrial Holdings Ltd. (Hong Kong)	43,000	143,780

		36,052,867

Thrifts & Mortgage Finance — 0.1%
Banc of California, Inc.	5,600	75,096
Brookline Bancorp, Inc.	39,700	379,929
Capitol Federal Financial, Inc.	75,600	915,516
Charter Financial Corp.	19,622	211,329
Federal Agricultural Mortgage Corp. (Class C Stock)	2,100	71,925
First Defiance Financial Corp.	4,600	119,462
Flagstar Bancorp, Inc.*	9,500	186,390
Home Loan Servicing Solutions Ltd.	79,000	1,814,630
Northfield Bancorp, Inc.	31,153	411,220
OceanFirst Financial Corp.	9,100	155,883
Oritani Financial Corp.	14,800	237,540
Paragon Group of Cos. PLC (United Kingdom)	166,425	1,023,803
Provident Financial Services, Inc.	16,800	324,576
Rockville Financial, Inc.	12,900	183,309
Territorial Bancorp, Inc.	3,000	69,600
Washington Federal, Inc.	136,945	3,189,449
Westfield Financial, Inc.	4,200	31,332

		9,400,989

Tobacco — 0.6%
Altria Group, Inc.	393,400	15,102,626
British American Tobacco Malaysia Bhd (Malaysia)	15,300	299,507
British American Tobacco PLC (United Kingdom)	107,175	5,752,552
Japan Tobacco, Inc. (Japan)	184,900	6,016,416
KT&G Corp. (South Korea)	5,121	361,684
Lorillard, Inc.	15,700	795,676
Philip Morris International, Inc.	120,500	10,499,165
Reynolds American, Inc.	10,800	539,892

		39,367,518

Trading Companies & Distributors — 0.6%
Aceto Corp.	75,800	1,895,758
Ashtead Group PLC (United Kingdom)	26,519	334,532
Barloworld Ltd. (South Africa)	2,464	23,508
Bunzl PLC (United Kingdom)	20,264	486,968
Cramo OYJ (Finland)	20,311	429,848

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Trading Companies & Distributors (continued)
H&E Equipment Services, Inc.*	4,700	$139,261
Hanwa Co. Ltd. (Japan)	142,000	760,824
Houston Wire & Cable Co.	4,500	60,210
ITOCHU Corp. (Japan)	86,600	1,070,604
Kaman Corp.	14,600	580,058
Marubeni Corp. (Japan)	631,000	4,542,616
Mitsubishi Corp. (Japan)	296,200	5,686,424
Mitsui & Co. Ltd. (Japan)	99,800	1,391,326
MRC Global, Inc.*	118,600	3,826,036
Sojitz Corp. (Japan)	1,148,700	2,045,167
Travis Perkins PLC (United Kingdom)	68,920	2,140,943
United Rentals, Inc.*(a)	7,100	553,445
W.W. Grainger, Inc.	35,495	9,066,133
Watsco, Inc.	30,400	2,920,224

		37,953,885

Transportation Infrastructure — 0.2%
Abertis Infraestructuras SA (Spain)	230,070	5,117,437
Airports of Thailand PCL (Thailand)	48,100	232,010
ASTM SpA (Italy)	20,763	328,559
Atlantia SpA (Italy)	131,791	2,952,110
Auckland International Airport Ltd. (New Zealand)	373,711	1,085,335
Grupo Aeroportuario del Pacifico SAB de CV (Mexico) (Class B Stock)	4,400	23,522
Grupo Aeroportuario del Sureste SAB de CV (Mexico) (Class B Stock)	2,000	25,005
Jiangsu Expressway Co. Ltd. (China) (Class H Stock)	16,000	19,664
Sydney Airport (Australia)	17,587	59,772
Zhejiang Expressway Co. Ltd. (China) (Class H Stock)	18,000	17,042

		9,860,456

Water Utilities — 0.1%
Aguas Andinas SA (Chile) (Class A Stock)	32,665	21,098
American States Water Co.	40,000	1,149,200
American Water Works Co., Inc.	65,000	2,746,900
California Water Service Group	8,900	205,323
Connecticut Water Service, Inc.	4,915	174,532

		4,297,053

Wireless Telecommunication Services — 0.4%
America Movil SAB de CV (Mexico) (Class L Stock)	560,600	653,493
China Mobile Ltd. (China)	59,000	614,563
Freenet AG (Germany)*	111,732	3,357,111
Globe Telecom, Inc. (Philippines)	455	16,845
KDDI Corp. (Japan)	93,600	5,767,189
MegaFon OAO (Russia), GDR, RegS	1,158	38,793
Millicom International Cellular SA (Luxembourg), SDR	3,911	389,715
Mobistar SA (Belgium)	14,175	269,527
MTN Group Ltd. (South Africa)	8,644	179,029
NTT DoCoMo, Inc. (Japan)	76,100	1,253,084
Shenandoah Telecommunications Co.	8,400	215,628
Sistema JSFC (Russia), GDR, RegS	12,595	404,551
SK Telecom Co. Ltd. (South Korea)	1,626	355,833
SoftBank Corp. (Japan)	7,900	693,231
Sonaecom – SGPS SA (Portugal)	165,816	586,989

COMMON STOCKS (continued)	Shares	Value (Note 2)
Wireless Telecommunication Services (continued)
Telephone & Data Systems, Inc.	105,797	$2,727,447
Turkcell Iletisim Hizmet A/S (Turkey)*	10,774	57,099
USA Mobility, Inc.	22,433	320,343
Vodacom Group Ltd. (South Africa)	28,984	367,481
Vodafone Group PLC (United Kingdom)	1,466,738	5,774,859

		24,042,810

TOTAL COMMON STOCKS (cost $4,137,964,671)		4,606,566,705

EXCHANGE TRADED FUNDS — 1.0%
iShares MSCI EAFE ETF	815,800	54,707,548
iShares MSCI EAFE Small-Cap Index Fund(a)	106,000	5,403,880
iShares MSCI Emerging Markets Index Fund(a)	92,500	3,863,725

TOTAL EXCHANGE TRADED FUNDS (cost $62,069,491)		63,975,153

PREFERRED STOCKS
Automobiles
Bayerische Motoren Werke AG (Germany) (PRFC)	2,802	239,607
Hyundai Motor Co. (South Korea) (2nd PRFC)	600	74,307
Hyundai Motor Co. (South Korea) (PRFC)	600	71,171

		385,085

Beverages
Embotelladora Andina SA (Chile) (PRFC B)	7,068	32,457

Chemicals
LG Chem Ltd. (South Korea) (PRFC)*	200	28,944

Commercial Banks
Banco Bradesco SA (Brazil) (PRFC)	8,400	103,574
Banco Davivienda SA (Colombia) (PRFC),	1,318	16,157
Bancolombia SA (Colombia) (PRFC)	2,000	24,290
Grupo Aval Acciones y Valores (Colombia) (PRFC)	323,115	213,457
Itau Unibanco Holding SA (Brazil) (PRFC)	15,940	211,813
Itausa – Investimentos Itau SA (Brazil) (PRFC)	104,270	393,347

		962,638

Containers & Packaging
Klabin SA (Brazil) (PRFC)	6,500	33,778

Diversified Telecommunication Services
Oi SA (Brazil) (PRFC)	44,100	67,106

Electric Utilities
Cia Energetica de Minas Gerais (Brazil) (PRFC)	43,914	260,776
Cia Paranaense de Energia (Brazil) (PRFC B)	2,200	28,469

		289,245

Food & Staples Retailing
Cia Brasileira de Distribuicao Grupo Pao de Acucar (Brazil) (PRFC)	1,600	71,148

Metals & Mining
Metalurgica Gerdau SA (Brazil) (PRFC)	3,500	34,714

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

PREFERRED STOCKS (continued)	Shares	Value (Note 2)
Metals & Mining (continued)
Vale SA (Brazil) (PRFC)	15,000	$208,096

		242,810

Oil, Gas & Consumable Fuels
Petroleo Brasileiro SA (Brazil) (PRFC)	50,500	365,599

Semiconductors & Semiconductor Equipment
Samsung Electronics Co. Ltd. (South Korea) (PRFC)	200	192,342

TOTAL PREFERRED STOCKS (cost $2,935,786)		2,671,152

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 2.6%
Collateralized Loan Obligations — 1.2%
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2013-1A, Class A1, 144A
1.466%(c)	07/13/25	5,200	5,111,727
Series 2013-1A, Class A2B, 144A
3.500%	07/13/25	4,650	4,596,145
Ares VIR CLO Ltd.,
Series 2006-6RA, Class A1C, 144A
0.632%(c)	03/12/18	4,000	3,941,452
Ares XVI CLO Ltd. (Cayman Islands),
Series 2011-16A, Class AR, 144A
1.219%(c)	05/17/21	7,305	7,257,318
Babson CLO Ltd. (Cayman Islands),
Series 2013-IA, Class A, 144A
1.342%(c)	04/20/25	2,800	2,730,531
Series 2013-IA, Class B, 144A
1.842%(c)	04/20/25	5,000	4,864,929
Battalion CLO IV Ltd. (Cayman Islands),
Series 2013-4A, Class A1, 144A
1.689%(c)	10/22/25	2,900	2,863,730
Benefit Street Partners CLO II Ltd. (Cayman Islands),
Series 2013-IIA, Class A1, 144A
1.472%(c)	07/15/24	5,650	5,530,053
Series 2013-IIA, Class A2B, 144A
3.339%	07/15/24	5,000	4,896,855
BMI CLO I (Cayman Islands),
Series 2013-1AR, Class A1R, 144A
1.177%(c)	08/01/21	6,067	6,021,538
Fairway Loan Funding Co. (Cayman Islands),
Series 2006-1A, Class A1L, 144A
0.484%(c)	10/17/18	3,402	3,384,550
Magnetite VI Ltd. (Cayman Islands),
Series 2012-6A, Class A, 144A
1.743%(c)	09/15/23	3,600	3,591,608
Mayport CLO Ltd. (Cayman Islands),
Series 2006-1A, Class A1L, 144A
0.488%(c)	02/22/20	1,250	1,237,557
Mountain View CLO III Ltd.,
Series 2007-3A, Class A1, 144A
0.461%(c)	04/16/21	4,361	4,293,670
Octagon Investment Partners XVI Ltd. (Cayman Islands),
Series 2013-1A, Class A, 144A
1.392%(c)	07/17/25	6,500	6,338,238

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
OZLM Funding IV Ltd. (Cayman Islands),
Series 2013-4A, Class A1, 144A
1.467%(c)	07/22/25	2,200	$2,158,425
Tryon Park CLO Ltd. (Cayman Islands),
Series 2013-1A, Class A1, 144A
1.393%(c)	07/15/25	5,500	5,388,875

			74,207,201

Non-Residential Mortgage-Backed Securities — 0.1%
Chase Issuance Trust,
Series 2007-C1, Class C1
0.627%(c)	04/15/19	5,000	4,934,505
Citibank Credit Card Issuance Trust,
Series 2005-C2, Class C2
0.634%(c)	03/24/17	3,500	3,493,501

			8,428,006

Residential Mortgage-Backed Securities — 1.3%
Accredited Mortgage Loan Trust,
Series 2004-3, Class 2A5
1.245%(c)	10/25/34	4,271	4,079,164
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2005-R6, Class M1
0.765%(c)	08/25/35	3,200	3,099,875
Argent Securities, Inc.,
Series 2003-W5, Class AV2
0.925%(c)	10/25/33	958	811,365
Series 2003-W7, Class A2
0.945%(c)	03/25/34	791	730,826
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2003-HE1, Class M2
3.692%(c)	01/15/33	1,004	1,027,019
Series 2005-HE1, Class M1
0.915%(c)	03/25/35	8,056	7,789,764
Bear Stearns Asset-Backed Securities Trust,
Series 2004-SD2, Class A1
3.604%(c)	03/25/44	1,849	1,851,178
Chase Funding Trust,
Series 2003-1, Class 2A2
0.825%(c)	11/25/32	788	738,895
GSAMP Trust,
Series 2004-HE2, Class M1
0.815%(c)	09/25/34	8,911	8,112,917
Home Equity Asset Trust,
Series 2002-1, Class M1
1.485%(c)	11/25/32	2,406	2,226,072
Series 2004-2, Class M1
0.960%(c)	07/25/34	7,849	7,247,529
MASTR Asset-Backed Securities Trust,
Series 2004-HE1, Class M3
1.815%(c)	09/25/34	3,340	3,328,520
Merrill Lynch Mortgage Investors Trust,
Series 2003-OPT1, Class A3
0.885%(c)	07/25/34	363	339,399
Series 2004-HE2, Class A1A
0.565%(c)	08/25/35	811	749,930
Series 2005-WMC1, Class M1
0.915%(c)	09/25/35	1,611	1,491,868

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-HE3, Class M1
1.185%(c)	10/25/33	848	$782,821
Series 2004-NC3, Class M1
0.960%(c)	03/25/34	3,924	3,695,816
Series 2005-HE2, Class M1
0.565%(c)	01/25/35	2,000	1,833,432
Morgan Stanley Home Equity Loan Trust,
Series 2005-3, Class M2
0.635%(c)	08/25/35	3,000	2,714,622
Option One Mortgage Acceptance Corp. Asset-Backed Certificates,
Series 2003-4, Class A2
0.805%(c)	07/25/33	1,347	1,242,133
Series 2003-6, Class A2
0.825%(c)	11/25/33	2,855	2,638,061
Option One Mortgage Loan Trust,
Series 2003-1, Class A2
1.005%(c)	02/25/33	2,309	2,123,307
Ramp Series Trust,
Series 2005-EFC2, Class M3
0.655%(c)	07/25/35	9,000	8,399,646
Specialty Underwriting & Residential Finance Trust,
Series 2004-BC1, Class M1
0.930%(c)	02/25/35	1,336	1,261,622
Series 2004-BC4, Class A2C
1.145%(c)	10/25/35	9,568	8,970,125
Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
Series 2003-BC3, Class M1
1.290%(c)	04/25/33	3,903	3,695,750

			80,981,656

TOTAL ASSET-BACKED SECURITIES (cost $166,053,458)			163,616,863

BANK LOANS(c) — 0.4%
Aerospace & Defense
Sequa Corp.,
Initial Term Loan
5.250%	06/19/17	193	188,103

Automobiles
Chrysler Group LLC,
Senior Secured Term Loan B
4.250%	05/24/17	980	984,181
HHI Holdings, LLC,
Term Loan
4.000%	10/05/18	805	810,834

			1,795,015

Banking
AA Group,
Initial Senior Term Loan
3.264%	07/31/18	759	1,249,375

Capital Goods — 0.1%
Vescap (OGF),
Term Loan
4.658%	09/04/20	1,300	1,812,369

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Capital Markets — 0.1%
Hamilton Lane Advisors, LLC,
Term Loan
5.250%	02/28/18	500	$499,578
Scandlines GmbH (European Currency Unit),
Facility B
4.691%	11/04/20	1,500	2,089,352

			2,588,930

Chemicals
Flash Dutch 2 BV & US Coatings Acq.,
Term Loan B
4.750%	02/03/20	184	184,735
Houghton International, Inc.,
First Lien US Term Loan
4.000%	12/20/19	287	287,100
Univar, Inc.,
Term Loan B
5.000%	06/30/17	792	783,285

			1,255,120

Commercial Services & Supplies
ADS Waste Holdings, Inc.,
Tranche Term Loan B
4.250%	10/09/19	955	959,245
WCA Waste Corp.,
New Term Loan
4.000%	03/23/18	328	327,500

			1,286,745

Construction & Engineering
WireCo Worldgroup, Inc.,
Term Loan
6.000%	02/15/17	296	298,102

Containers & Packaging
Reynolds Group Holdings, Inc.,
Term Loan
4.000%	09/14/18	533	537,475

Diversified Financial Services
Flying Fortress, Inc.,
New Term Loan
3.500%	06/30/17	833	834,027

Diversified Telecommunication Services
Intelsat Jackson Holdings SA,
Tranche Term Loan B-2
3.750%	04/02/18	949	956,135

Food & Staples Retailing
Wendy’s International, Inc.,
Term Loan B
3.250%	05/15/19	170	170,117

Food Products
Pinnacle Foods Finance LLC,
Tranche Term Loan G
3.250%	04/29/20	425	424,597

Health Care Equipment & Supplies — 0.1%
Alere, Inc.,
Incremental Term Loan B1
4.250%	06/30/17	491	493,706

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Health Care Equipment & Supplies (continued)
Convatec, Inc.,
Dollar Term Loan
4.000%	12/22/16	309	$310,365
DJO Finance, LLC,
Tranche Term Loan B
4.750%	09/15/17	787	794,841
Kinetic Concepts, Inc.,
Dollar Term Loan D-1
4.500%	05/04/18	446	448,291

			2,047,203

Health Care Providers & Services
Select Medical Corp.,
Serice C, Tranche Term Loan B
4.006%	06/01/18	231	231,154
Truven Health Analytics, Inc.,
Tranche Term Loan B
4.500%	06/06/19	988	987,525

			1,218,679

Health Care Technology
Emdeon, Inc.,
Term Loan B-2
3.750%	11/02/18	409	410,089

Independent Power Producers & Energy Traders
Freif North American Power I LLC,
Term Loan B-1
4.750%	03/29/19	247	249,881
Term Loan C-1
4.750%	03/29/19	39	39,645

			289,526

Insurance
Asurion Corp.,
Incremental Tranche Term Loan B-1
4.500%	05/24/19	940	938,986

Leisure Equipment & Products
Live Nation Entertainment, Inc.,
Term Loan B-1
3.500%	08/17/20	977	977,629

Life Sciences Tools & Services
Quintiles Transnational Holdings, Inc.,
Term Loan B-1
4.500%	06/08/18	464	464,621
Term Loan B-2
3.750%	06/08/18	621	620,516

			1,085,137

Media
NEP/NCP Holdco, Inc.,
New Term Loan
4.750%	01/22/20	287	288,177
Sinclair Television Group, Inc.,
Tranche Term Loan B
3.000%	04/09/20	678	675,428
Univision Communications, Inc.,
Term Loan C1(First Lien)
4.500%	03/01/20	768	771,494

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Media (continued)
			$1,735,099

Metals & Mining
Fortescue Metal Group Ltd.,
Term Loan
4.250%	10/02/17	741	750,519

Pharmaceuticals — 0.1%
Catalent Pharma Solutions, Inc.,
Refinancing Dollar Term-2 (2017) Loan
4.250%	09/15/17	1,012	1,016,775
Par Pharmaceutical Cos., Inc.,
Term Loan B-1(f)
4.250%	09/28/19(g)	994	998,543

			2,015,318

Professional Services
Acosta, Inc.,
Term Loan B
4.250%	03/02/18	993	997,714

Real Estate Investment Trusts (REITs)
iStar Financial, Inc.,
New Term Loan
4.500%	10/15/17	455	456,881

Specialty Retail
Serta Simmons Holdings LLC,
Term Loan
4.619%	09/29/19	776	779,552

Technology
Deltek, Inc.,
First Lien Term Loan(f)
5.000%	10/10/18(g)	330	330,825
Syniverse Holdings, Inc.,
Term Loan
4.000%	04/23/19	1,236	1,236,430

			1,567,255

TOTAL BANK LOANS (cost $28,283,052)			28,665,697

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.9%
Banc of America Merrill Lynch Commercial Mortgage, Inc.,
Series 2005-5, Class A4
5.115%(c)	10/10/45	2,000	2,116,358
Citigroup Commercial Mortgage Trust,
Series 2007-C6, Class A4
5.705%(c)	12/10/49	8,000	8,947,072
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2006-CD2, Class A4
5.304%(c)	01/15/46	1,676	1,790,841
Series 2007-CD4, Class A4
5.322%	12/11/49(a)	7,500	8,213,310
COBALT CMBS Commercial Mortgage Trust,
Series 2006-C1, Class A4
5.223%	08/15/48	7,000	7,552,944
Commercial Mortgage Pass-Through Certificates,
Series 2013-CR8, Class A4
3.334%	06/10/46	7,000	6,727,084
Series 2013-CR9, Class A3

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
4.022%	07/10/45	7,000	$7,095,984
Series 2013-CR10, Class A3
3.923%	08/10/46	1,600	1,609,766
Commercial Mortgage Trust,
Series 2005-GG5, Class A5
5.224%(c)	04/10/37	470	495,652
FHLMC Multifamily Structured Pass-Through Certificates,
Series-K012, Class A2
4.186%	12/25/20	4,069	4,357,610
Series-K029, Class A2
3.320%	02/25/23	3,900	3,857,291
Series K-033, Series A2
3.060%	07/25/23	3,000	2,889,267
GS Mortgage Securities Trust,
Series 2013-GC12, Class A3
2.860%	06/10/46	7,900	7,337,196
Series 2013-GC13, Class A4
3.871%(c)	07/10/46	4,200	4,220,878
Series 2013-GC14, Class A4
3.955%	08/10/46	4,700	4,746,704
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C12, Class A3
3.272%	07/15/45	5,000	5,025,075
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2007-LD12, Class A4
5.882%(c)	02/15/51	660	738,601
JPMorgan Chase Commercial Mortgage Series Trust,
Series 2013-LC11, Class A4
2.694%	04/15/46	6,750	6,179,004
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C10, Class A3
3.968%(c)	07/15/46	9,600	9,765,600
Series 2013-C11, Class A3
3.960%	08/15/46	2,000	2,019,900
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C4, Class A3
2.533%	12/10/45	6,836	6,594,019
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C27, Class A3
5.765%(c)	07/15/45	7,173	7,704,186
Series 2006-C28, Class A1A
5.559%	10/15/48	2,428	2,644,412
Series 2007-C32, Class A1A
5.733%(c)	06/15/49	1,901	2,097,954
Wells Fargo Commercial Mortgage Trust,
Series 2013-LC12, Class A3
3.986%	07/15/46	2,600	2,618,949
WFRBS Commercial Mortgage Trust,
Series 2013-C13, Class A3
2.749%	05/15/45	2,850	2,618,606

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $122,416,758)			119,964,263

CORPORATE BONDS — 7.3%
Aerospace & Defense
United Technologies Corp.,
Sr. Unsec’d. Notes
4.500%	06/01/42	815	791,436

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Airlines
Delta Air Lines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
6.821%	02/10/24	1,009	$1,137,788

Auto Components
Dana Holding Corp.,
Sr. Unsec’d. Notes
6.500%	02/15/19(a)	1,000	1,062,500

Automobiles — 0.2%
Ford Motor Co.,
Sr. Unsec’d. Notes
4.750%	01/15/43(a)	1,040	937,949
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
4.250%	02/03/17	4,500	4,840,956
General Motors Co.,
Sr. Unsec’d. Notes, 144A
4.875%	10/02/23(a)	1,395	1,412,437
6.250%	10/02/43	2,005	2,082,694

			9,274,036

Banking — 0.8%
Bangkok Bank PCL (Thailand),
Sr. Unsec’d. Notes, 144A
3.875%	09/27/22(a)	1,400	1,301,236
CIT Group, Inc.,
Sr. Unsec’d. Notes
5.000%	05/15/17	1,600	1,708,000
Discover Bank,
Sr. Unsec’d. Notes
4.200%	08/08/23	2,675	2,638,379
HSBC USA, Inc.,
Sr. Unsec’d. Notes
2.375%	02/13/15	11,700	11,938,294
JPMorgan Chase Bank NA,
Sub. Notes
6.000%	10/01/17	4,000	4,576,476
Lloyds Bank PLC (United Kingdom),
Bank Gtd. Notes
2.300%	11/27/18(a)	750	748,055
Bank Gtd. Notes, MTN, 144A
5.800%	01/13/20	2,500	2,866,173
Merrill Lynch & Co., Inc.,
Sr. Unsec’d. Notes, MTN
5.000%	01/15/15	2,000	2,083,852
6.875%	04/25/18	4,900	5,793,603
Sub. Notes
6.110%	01/29/37	3,080	3,321,691
PNC Bank NA,
Sub. Notes
3.800%	07/25/23	685	664,339
4.200%	11/01/25	2,005	1,965,347
SunTrust Banks, Inc.,
Sr. Unsec’d. Notes
2.350%	11/01/18	1,715	1,705,914
Wells Fargo Bank NA,
Sub. Notes
5.950%	08/26/36	5,815	6,614,167

			47,925,526

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Beverages
Constellation Brands, Inc.,
Gtd. Notes
4.250%	05/01/23	1,500	$1,398,750

Biotechnology — 0.2%
Amgen, Inc.,
Sr. Unsec’d. Notes
1.875%	11/15/14	6,100	6,167,972
2.300%	06/15/16	6,350	6,547,021
5.750%	03/15/40	1,670	1,789,258

			14,504,251

Building Materials
Cemex Espana Luxembourg (Mexico),
Sr. Sec’d. Notes, 144A
9.875%	04/30/19(a)	580	662,650
Griffon Corp.,
Gtd. Notes
7.125%	04/01/18	1,150	1,219,000
Odebrecht Finance Ltd. (Brazil),
Gtd. Notes, 144A
5.125%	06/26/22	300	293,625

			2,175,275

Cable — 0.4%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes
5.750%	01/15/24(a)	2,000	1,890,000
Comcast Cable Communications Holdings, Inc.,
Gtd. Notes
9.455%	11/15/22	4,400	6,094,334
CSC Holdings LLC,
Sr. Unsec’d. Notes
7.625%	07/15/18	700	800,625
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
4.750%	10/01/14	9,900	10,194,535
Time Warner Cable, Inc.,
Gtd. Notes
8.250%	04/01/19(a)	3,000	3,514,515
Videotron Ltee (Canada),
Gtd. Notes
5.000%	07/15/22	1,900	1,857,250

			24,351,259

Capital Markets — 0.4%
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
3.625%	01/22/23(a)	1,000	968,353
5.150%	01/15/14	3,400	3,405,158
6.000%	06/15/20	1,600	1,834,523
6.250%	02/01/41	5,600	6,453,440
Morgan Stanley,
Sr. Unsec’d. Notes
6.375%	07/24/42	3,700	4,333,740
Sr. Unsec’d. Notes, MTN
5.500%	07/28/21	5,900	6,593,002

			23,588,216

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Chemicals — 0.3%
Ashland, Inc.,
Sr. Unsec’d. Notes
3.875%	04/15/18	2,000	$2,025,000
CF Industries, Inc.,
Gtd. Notes
4.950%	06/01/43(a)	975	887,353
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
8.550%	05/15/19	9,800	12,653,701
GrafTech International Ltd.,
Gtd. Notes
6.375%	11/15/20	629	644,725
Mosaic Co. (The),
Sr. Unsec’d. Notes
5.450%	11/15/33	680	692,817
5.625%	11/15/43	1,430	1,450,709
Rhodia SA (France),
Sr. Unsec’d. Notes, 144A
6.875%	09/15/20	1,400	1,549,744

			19,904,049

Commercial Banks — 0.1%
Huntington Bancshares, Inc.,
Sr. Unsec’d. Notes
2.600%	08/02/18	1,825	1,826,068
KeyCorp,
Sr. Unsec’d. Notes, MTN
3.750%	08/13/15	5,200	5,437,864

			7,263,932

Construction & Engineering
Terex Corp.,
Gtd. Notes
6.500%	04/01/20	1,750	1,872,500

Consumer Finance — 0.2%
Capital One Financial Corp.,
Sr. Unsec’d. Notes
1.000%	11/06/15	7,750	7,746,621
2.150%	03/23/15	4,700	4,777,931
4.750%	07/15/21	2,500	2,658,373

			15,182,925

Containers & Packaging
Rock-Tenn Co.,
Gtd. Notes
4.900%	03/01/22	1,750	1,801,394

Diversified Financial Services — 1.1%
Bank of America Corp.,
Sr. Unsec’d. Notes
1.500%	10/09/15	5,000	5,050,345
Sr. Unsec’d. Notes, MTN
3.300%	01/11/23	4,000	3,785,068
5.875%	02/07/42(a)	1,600	1,829,904
Citigroup, Inc.,
Sr. Unsec’d. Notes
3.875%	10/25/23	925	909,329
4.450%	01/10/17	3,500	3,793,297
4.950%	11/07/43(a)	700	697,262
5.875%	01/30/42(a)	1,150	1,292,455

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
8.500%	05/22/19	3,219	$4,125,435
Sub. Notes
5.000%	09/15/14	10,400	10,696,244
6.125%	08/25/36	2,700	2,878,659
General Electric Capital Corp.,
Sr. Unsec’d. Notes
2.150%	01/09/15	10,300	10,488,645
Sr. Unsec’d. Notes, MTN
3.100%	01/09/23	6,200	5,882,300
6.750%	03/15/32	5,150	6,377,271
JPMorgan Chase & Co.,
Jr. Sub. Notes
7.900%(c)	04/29/49	1,650	1,819,125
Sr. Unsec’d. Notes
6.400%	05/15/38	6,400	7,638,432

			67,263,771

Diversified Manufacturing
Amsted Industries, Inc.,
Sr. Notes, 144A(f)
8.125%	03/15/18(g)	1,250	1,317,187

Diversified Telecommunication Services — 0.2%
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
6.400%	09/15/33	2,320	2,668,281
6.550%	09/15/43	7,575	8,862,439

			11,530,720

Electric — 0.6%
American Electric Power Co., Inc.,
Sr. Unsec’d. Notes
1.650%	12/15/17	6,600	6,466,766
Calpine Corp.,
Sr. Sec’d. Notes, 144A
7.500%	02/15/21	2,220	2,422,575
Commonwealth Edison Co.,
First Mortgage
6.150%	09/15/17	2,300	2,657,742
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
7.125%	12/01/18	700	852,849
Constellation Energy Group, Inc.,
Gtd. Notes
4.550%	06/15/15	9,050	9,500,038
Covanta Holding Corp.,
Sr. Unsec’d. Notes
7.250%	12/01/20	1,000	1,091,694
DCP Midstream LLC,
Sr. Unsec’d. Notes
8.125%	08/16/30	3,500	4,256,367
DPL, Inc.,
Sr. Unsec’d. Notes
7.250%	10/15/21	1,500	1,518,750
MidAmerican Energy Holdings Co.,
Sr. Unsec’d. Notes
6.125%	04/01/36(a)	2,600	2,953,766
NRG Energy, Inc.,
Gtd. Notes
7.625%	01/15/18(a)	2,000	2,280,000

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Electric (continued)
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
6.050%	03/01/34(a)	3,100	$3,551,035
Southern Power Co., Series D,
Sr. Unsec’d. Notes
4.875%	07/15/15	1,600	1,697,544

			39,249,126

Electric Utilities — 0.2%
Comision Federal de Electricidad (Mexico),
Sr. Unsec’d. Notes, 144A
4.875%	01/15/24	910	903,175
Dominion Gas Holdings LLC,
Sr. Unsec’d. Notes, 144A
4.800%	11/01/43	85	82,182
Duke Energy Corp.,
Sr. Unsec’d. Notes
1.625%	08/15/17	6,100	6,061,448
3.950%	09/15/14	3,200	3,275,958

			10,322,763

Electronic Equipment, Instruments & Components — 0.1%
Jabil Circuit, Inc.,
Sr. Unsec’d. Notes
5.625%	12/15/20	5,400	5,602,500
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
4.150%	02/01/24	1,695	1,678,894

			7,281,394

Energy - Integrated — 0.1%
Lukoil International Finance BV (Russia),
Gtd. Notes, 144A
7.250%	11/05/19	500	577,500
Reliance Holdings USA, Inc. (India),
Gtd. Notes, 144A
5.400%	02/14/22(a)	2,000	2,022,684
Sasol Financing International PLC (South Africa),
Gtd. Notes
4.500%	11/14/22	1,200	1,116,000

			3,716,184

Food & Staples Retailing
CVS Caremark Corp.,
Sr. Unsec’d. Notes
5.300%	12/05/43	310	320,590
5.750%	05/15/41	865	944,033

			1,264,623

Food Products — 0.1%
BRF SA (Brazil),
Sr. Unsec’d. Notes, 144A
3.950%	05/22/23	215	185,975
Cott Beverages, Inc.,
Gtd. Notes
8.125%	09/01/18	2,000	2,160,000

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Food Products (continued)
Kraft Foods Group, Inc.,
Sr. Unsec’d. Notes
6.500%	02/09/40(a)	2,070	$2,414,032

			4,760,007

Gas Utilities — 0.2%
AGL Capital Corp.,
Gtd. Notes
4.400%	06/01/43	1,200	1,081,991
Sempra Energy,
Sr. Unsec’d. Notes
2.000%	03/15/14	6,883	6,904,268
6.500%	06/01/16	2,500	2,813,007

			10,799,266

Health Care Providers & Services — 0.2%
Aetna, Inc.,
Sr. Unsec’d. Notes
4.500%	05/15/42(a)	1,318	1,225,222
Cigna Corp.,
Sr. Unsec’d. Notes
5.375%	02/15/42	2,180	2,266,548
HCA, Inc.,
Gtd. Notes
8.000%	10/01/18	1,350	1,594,687
Sr. Sec’d. Notes
4.750%	05/01/23(a)	1,000	940,000
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.950%	10/15/42	2,790	2,366,099
Wellpoint, Inc.,
Sr. Unsec’d. Notes
4.650%	01/15/43	2,580	2,388,569

			10,781,125

Hotels, Restaurants & Leisure — 0.1%
Cedar Fair LP/Canada’s Wonderland Co.,
Gtd. Notes
9.125%	08/01/18	3,000	3,255,000
Choice Hotels International, Inc.,
Gtd. Notes
5.750%	07/01/22	1,275	1,330,781
Wyndham Worldwide Corp.,
Sr. Unsec’d. Notes
2.950%	03/01/17	2,130	2,160,350

			6,746,131

Independent Power Producers & Energy Traders — 0.1%
Concho Resources, Inc.,
Gtd. Notes
5.500%	04/01/23	1,150	1,184,500
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
3.950%	07/15/22(a)	3,000	3,011,493

			4,195,993

Insurance — 0.4%
Allstate Corp. (The),
Sr. Unsec’d. Notes
4.500%	06/15/43	190	179,773

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Insurance (continued)
American International Group, Inc.,
Sr. Unsec’d. Notes
3.800%	03/22/17	4,030	$4,303,633
6.250%	05/01/36(a)	3,700	4,287,497
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
6.500%	05/01/42	2,000	2,194,904
Lincoln National Corp.,
Sr. Unsec’d. Notes
7.000%	06/15/40(a)	3,200	4,009,194
MetLife, Inc.,
Sr. Unsec’d. Notes
4.125%	08/13/42	965	839,188
4.875%	11/13/43	1,420	1,393,645
6.750%	06/01/16	5,500	6,253,671
Northwestern Mutual Life Insurance Co. (The),
Sub. Notes, 144A
6.063%	03/30/40	2,420	2,718,894

			26,180,399

IT Services — 0.1%
Fiserv, Inc.,
Gtd. Notes
3.125%	06/15/16	2,890	3,015,732
International Business Machines Corp.,
Sr. Unsec’d. Notes
1.950%	07/22/16	2,200	2,260,163

			5,275,895

Media — 0.2%
21st Century Fox America, Inc.,
Gtd. Notes
6.150%	03/01/37	1,750	1,923,406
AMC Networks, Inc.,
Gtd. Notes
4.750%	12/15/22(a)	2,000	1,905,000
Comcast Corp.,
Gtd. Notes
6.950%	08/15/37	1,355	1,665,701
Myriad International Holdings BV (South Africa),
Gtd. Notes, 144A
6.000%	07/18/20	600	642,000
Starz LLC/Starz Finance Corp.,
Gtd. Notes
5.000%	09/15/19	1,000	1,022,500
Telesat Canada/Telesat LLC (Canada),
Sr. Unsec’d. Notes, 144A
6.000%	05/15/17(a)	1,900	1,976,000
Viacom, Inc.,
Sr. Unsec’d. Notes
5.850%	09/01/43	920	967,124
Walt Disney Co. (The),
Sr. Unsec’d. Notes, MTN
0.450%	12/01/15	750	749,233

			10,850,964

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Metals & Mining — 0.1%
Berau Capital Resources Pte Ltd. (Indonesia),
Sr. Sec’d. Notes, RegS
12.500%	07/08/15	150	$158,250
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes
5.000%	09/30/43	1,315	1,337,014
Glencore Funding LLC (Switzerland),
Gtd. Notes, 144A
1.700%	05/27/16	5,375	5,379,526
Southern Copper Corp.,
Sr. Unsec’d. Notes
5.250%	11/08/42	1,500	1,216,465
Vedanta Resources PLC (India),
Sr. Unsec’d. Notes, 144A
6.000%	01/31/19	700	677,250

			8,768,505

Oil, Gas & Consumable Fuels — 0.1%
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
4.623%(s)	10/10/36	3,000	1,071,270
6.375%	09/15/17	4,000	4,592,276
Noble Energy, Inc.,
Sr. Unsec’d. Notes
5.250%	11/15/43	235	234,808
6.000%	03/01/41	825	882,153
Pacific Rubiales Energy Corp. (Colombia),
Gtd. Notes, 144A
5.375%	01/26/19	780	785,850

			7,566,357

Packaging
Ball Corp.,
Gtd. Notes
4.000%	11/15/23	2,250	2,013,750

Pharmaceuticals — 0.1%
Merck & Co., Inc.,
Sr. Unsec’d. Notes
4.150%	05/18/43	975	890,750
Wyeth LLC,
Gtd. Notes
5.950%	04/01/37	2,500	2,897,987

			3,788,737

Pipelines — 0.2%
Kinder Morgan Energy Partners LP,
Sr. Unsec’d. Notes
5.000%	03/01/43(a)	925	853,732
7.300%	08/15/33	275	323,828
Sr. Unsec’d. Notes, MTN
6.950%	01/15/38	1,500	1,723,197
ONEOK Partners LP,
Gtd. Notes
6.850%	10/15/37	2,400	2,731,157
Williams Partners LP,
Sr. Unsec’d. Notes
3.800%	02/15/15	7,400	7,645,095

			13,277,009

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Retail & Merchandising
QVC, Inc.,
Sr. Sec’d. Notes
4.375%	03/15/23	3,000	$2,804,826

Retailers
L Brands, Inc.,
Gtd. Notes
5.625%	02/15/22	1,700	1,738,250

Road & Rail
CSX Corp.,
Sr. Unsec’d. Notes
4.100%	03/15/44(a)	1,100	932,142

Specialty Retail — 0.1%
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
5.875%	12/16/36	3,600	4,154,033

Technology — 0.1%
Ceridian Corp.,
Sr. Sec’d. Notes, 144A
8.875%	07/15/19	1,000	1,150,000
Fidelity National Information Services, Inc.,
Gtd. Notes
7.875%	07/15/20	1,300	1,418,247
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A
3.750%	06/01/18	1,800	1,813,500

			4,381,747

Telecommunications — 0.1%
British Telecommunications PLC (United Kingdom),
Sr. Unsec’d. Notes
9.625%	12/15/30	735	1,096,799
Sprint Capital Corp.,
Gtd. Notes
6.900%	05/01/19(a)	1,500	1,638,750
Sprint Corp.,
Gtd. Notes, 144A
7.875%	09/15/23(a)	655	704,125
T-Mobile USA, Inc.,
Gtd. Notes
6.464%	04/28/19	1,445	1,535,313
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
7.750%	12/01/30	2,150	2,746,075

			7,721,062

Tobacco — 0.1%
Altria Group, Inc.,
Gtd. Notes
4.000%	01/31/24	5,200	5,082,553
10.200%	02/06/39	1,029	1,605,461
Lorillard Tobacco Co.,
Gtd. Notes
3.750%	05/20/23(a)	2,125	1,934,534

			8,622,548

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Transportation — 0.1%
Cummins, Inc.,
Sr. Unsec’d. Notes
4.875%	10/01/43	130	$130,193
ERAC USA Finance LLC,
Gtd. Notes, 144A(f)
7.000%	10/15/37(g)	1,780	2,106,493
Hertz Corp. (The),
Gtd. Notes
6.750%	04/15/19(a)	2,000	2,155,000

			4,391,686

TOTAL CORPORATE BONDS (cost $464,136,717)			463,930,037

MUNICIPAL BONDS — 0.2%
California — 0.1%
Bay Area Toll Authority,
Revenue Bonds
6.263%	04/01/49	1,330	1,595,215
State of California,
General Obligation Unlimited
5.000%	01/11/43	2,145	2,178,183

			3,773,398

Colorado
Regional Transportation District,
Revenue Bonds
5.844%	11/01/50	1,470	1,697,086

New York — 0.1%
New York City Transitional Finance Authority Future Tax Sec’d. Revenue,
Revenue Bonds
5.000%	01/11/42	2,785	2,863,259

Pennsylvania
Pennsylvania Turnpike Commission,
Revenue Bonds
5.000%	12/01/43	1,805	1,799,368

TOTAL MUNICIPAL BONDS (cost $10,684,065)			10,133,111

NON-CORPORATE FOREIGN AGENCIES — 0.4%
CNOOC Finance 2013 Ltd. (China),
Gtd. Notes
3.000%	05/09/23	1,095	978,035
Export Credit Bank of Turkey (Turkey),
Sr. Unsec’d. Notes, 144A
5.375%	11/04/16	1,300	1,335,490
Export-Import Bank of Korea (South Korea),
Sr. Unsec’d. Notes
5.125%	06/29/20	2,000	2,197,448
Gazprom OAO Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes, 144A
6.510%	03/07/22	1,000	1,073,750
8.625%	04/28/34	750	885,000
9.250%	04/23/19	2,000	2,460,000
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A
5.750%	04/30/43	800	690,160
9.125%	07/02/18	2,000	2,425,000

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
NON-CORPORATE FOREIGN AGENCIES (continued)
Korea Development Bank (The) (South Korea),
Sr. Unsec’d. Notes
3.500%	08/22/17		1,000	$1,042,459
Korea Hydro & Nuclear Power Co. Ltd. (South Korea),
Sr. Unsec’d. Notes, 144A
3.000%	09/19/22		1,500	1,377,423
Majapahit Holding BV (Indonesia),
Gtd. Notes, RegS
7.750%	10/17/16		3,300	3,625,875
Petrobras International Finance Co. (Brazil),
Gtd. Notes
5.375%	01/27/21		800	793,910
Petroleos Mexicanos (Mexico),
Gtd. Notes
5.500%	01/21/21		2,000	2,150,000
5.500%	06/27/44		1,150	1,049,375
Power Sector Assets & Liabilities Management Corp. (Philippines),
Gov’t. Gtd. Notes, RegS
7.390%	12/02/24		1,270	1,549,400
State Bank of India (India),
Sr. Unsec’d. Notes, 144A
4.125%	08/01/17		350	353,945
VTB Bank OJSC Via VTB Capital SA (Russia),
Sr. Unsec’d. Notes, 144A
6.875%	05/29/18		550	600,160

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $26,122,597)				24,587,430

FOREIGN GOVERNMENT BONDS — 1.0%
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
5.625%	01/07/41(a)		2,000	1,940,000
7.125%	01/20/37		1,000	1,145,000
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
7.375%	09/18/37		1,000	1,227,500
Hellenic Republic Government International Bond (Greece),
Bonds, RegS
2.000%(c)	02/24/23	EUR	1,180	1,092,321
Sr. Unsec’d. Notes
5.800%	07/14/15	JPY	52,700	460,393
5.800%	07/14/15	JPY	50,000	436,806
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
4.125%	02/19/18		800	808,800
5.750%	11/22/23		680	683,400
6.375%	03/29/21		808	866,580
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes, RegS
4.875%	05/05/21		2,500	2,475,000
6.875%	01/17/18		3,000	3,355,500
Ireland Government Bond (Ireland),
Bonds
4.400%	06/18/19	EUR	4,000	6,038,663
Italy Buoni Poliennali del Tesoro (Italy),
Bonds
6.500%	11/01/27	EUR	2,800	4,659,764

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Italy Government International Bond (Italy),
Sr. Unsec’d. Notes, RegS
4.500%	06/08/15	JPY	300,000	$2,959,636
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
2.750%	04/22/23	EUR	3,000	3,980,190
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
5.200%	01/30/20		985	1,072,419
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
7.750%	01/14/31		1,000	1,316,250
Portugal Government International Bond (Portugal),
Sr. Unsec’d. Notes, RegS
3.500%	03/25/15		200	202,013
Portugal Obrigacoes do Tesouro OT (Portugal),
Sr. Unsec’d. Notes, RegS
4.750%	06/14/19	EUR	6,000	7,975,237
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A
5.750%	01/20/42		800	840,000
Russian Foreign Bond (Russia),
Sr. Unsec’d. Notes, 144A
7.500%(c)	03/31/30(a)		1,591	1,853,688
Sr. Unsec’d. Notes, RegS
7.500%(c)	03/31/30		701	816,456
Slovenia Government International Bond (Slovenia),
Sr. Unsec’d. Notes, RegS
4.750%	05/10/18		900	922,500
Spain Government International Bond (Spain),
Sr. Unsec’d. Notes, 144A
4.000%	03/06/18		6,000	6,099,000
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
7.000%	06/05/20		2,000	2,183,000
8.000%	02/14/34		1,045	1,162,563
United Mexican States (Mexico),
Sr. Unsec’d. Notes
3.625%	03/15/22(a)		1,250	1,250,000
6.050%	01/11/40		250	271,875
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44(a)		4,400	3,965,500

TOTAL FOREIGN GOVERNMENT BONDS (cost $64,649,843)				62,060,054

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.6%
Federal Home Loan Mortgage Corp.
4.000%	TBA		14,000	$14,377,343
Federal National Mortgage Assoc.
2.500%	TBA		3,500	3,660,098
3.000%	01/08/43		2,500	2,376,226
3.500%	05/01/42		21,016	20,898,188
3.500%	TBA		3,500	3,463,906
3.500%	TBA		37,000	36,754,298
4.000%	01/12/43		1,000	1,030,092
4.500%	TBA		48,000	50,859,374
Government National Mortgage Assoc.
4.000%	TBA		18,000	18,715,079

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	TBA	12,000	$12,829,687

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $165,452,720)			164,964,291

U.S. TREASURY OBLIGATIONS — 3.0%
U.S. Treasury Bonds
3.625%	08/15/43(a)	7,455	7,040,316
3.750%	11/15/43	3,250	3,141,327
U.S. Treasury Notes
0.250%	07/31/15-10/31/15	45,040	45,011,075
0.875%	07/31/19	27,750	26,130,538
1.250%	11/30/18(a)	18,225	17,834,876
1.500%	12/31/18	27,340	27,032,425
2.375%	12/31/20	13,500	13,447,269
2.750%	11/15/23(a)	13,790	13,490,495
4.500%	05/15/17(k)	2,600	2,901,439
U.S. Treasury Strip Coupon
6.875%	05/15/25	2,500	1,687,725
7.625%	05/15/22	47,429	37,198,185

TOTAL U.S. TREASURY OBLIGATIONS (cost $199,695,222)			194,915,670

TOTAL LONG-TERM INVESTMENTS (cost $5,450,464,380)			5,906,050,426

SHORT-TERM INVESTMENTS — 12.5%
AFFILIATED MONEY MARKET MUTUAL FUND — 12.3%		Shares
Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund (cost $784,204,454; includes $201,971,867 of cash collateral for securities on loan)(b)(w)(Note 4)		784,204,454	784,204,454

U.S. TREASURY OBLIGATIONS(n) — 0.2%		Principal Amount (000)#
U.S. Treasury Bills
0.017%	03/20/14	245	244,969
0.035%	03/20/14	75	74,990
0.060%	03/20/14	150	149,981
0.061%	03/20/14	12,150	12,148,445

TOTAL U.S. TREASURY OBLIGATIONS (cost $12,618,380)			12,618,385

TOTAL SHORT-TERM INVESTMENTS (cost $796,822,834)			796,822,839

TOTAL INVESTMENTS — 105.1% (cost $6,247,287,214)			6,702,873,265
Liabilities in excess of other assets(x) — (5.1)%			(323,386,705)

NET ASSETS — 100.0%			$6,379,486,560

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
ABS	Asset-Backed Security
ADR	American Depositary Receipt
ASX	Australian Securities Exchange
bps	Basis Points
CAC	French Stock Market Index
CDX	Credit Derivative Index
CLO	Collateralized Loan Obligation
CVA	Certificate Van Aandelen (Bearer)
DAX	German Stock Index
EAFE	Europe, Australasia and Far East
FHLMC	Federal Home Loan Mortgage Corp
FTSE	Financial Times and the London Stock Exchange Index
GDR	Global Depositary Receipt
JIBAR	Johannesburg Interbank Agreed Rate
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
NZDBBR	New Zealand Bank Bill Rate
PRFC	Preference Shares
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipts
SPI	Swiss Performance Index
TBA	To Be Announced
TOPIX	Tokyo Stock Price Index
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan
COP	Colombian Peso
CSK	Czech Koruna
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian New Leu

RUB	Russian Rouble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
ZAR	South African Rand

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $196,885,725; cash collateral of $201,971,867 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2013.

(f)	Private Placement restricted as to resale and does not have a readily available market. The aggregate original cost of such securities is $4,931,538. The aggregate value of $4,753,048 is approximately 0.1% of net assets.

(g)	Indicates a security that has been deemed illiquid.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date.

(s)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios2-Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Financial futures contracts open at December 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Long Positions:
165	2 Year U.S. Treasury Notes	Mar. 2014	$36,336,006	$36,269,063	$(66,943)
2,134	5 Year U.S. Treasury Notes	Mar. 2014	257,226,136	254,612,875	(2,613,261)
298	10 Year U.S. Treasury Notes	Mar. 2014	37,336,141	36,667,969	(668,172)
3	ASX SPI 200 Index	Mar. 2014	340,060	356,132	16,072
112	CAC40 10 Euro	Jan. 2014	6,336,497	6,623,084	286,587
17	DAX Index.	Mar. 2014	5,355,327	5,616,092	260,765
69	FTSE 100 Index.	Mar. 2014	7,314,139	7,652,638	338,499
255	Mini MSCI EAFE Index	Mar. 2014	23,134,820	24,451,950	1,317,130
185	Russell 2000 Mini Index	Mar. 2014	20,324,100	21,485,900	1,161,800
1,387	S&P 500 E-Mini	Mar. 2014	122,662,813	127,680,285	5,017,472
66	S&P 500 Index	Mar. 2014	29,184,056	30,378,150	1,194,094
48	TOPIX Index	Mar. 2014	5,727,889	5,936,758	208,869

					6,452,912

Short Positions:
21	10 Year Euro-Bund.	Mar. 2014	4,082,996	4,020,594	62,402
85	10 Year U.S. Treasury Notes	Mar. 2014	10,576,687	10,458,984	117,703
51	30 Year U.S. Ultra Treasury Bonds	Mar. 2014	7,010,750	6,948,750	62,000

					242,105

					$6,695,017

Forward foreign currency exchange contracts outstanding at December 31, 2013:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 01/23/14	Citigroup Global Markets	AUD	2,896	$2,770,280	$2,581,371	$(188,909)
Expiring 01/23/14	Citigroup Global Markets	AUD	1,344	1,260,900	1,198,420	(62,480)
Expiring 01/23/14	Citigroup Global Markets	AUD	670	632,300	597,166	(35,134)
Expiring 01/23/14	JPMorgan Chase	AUD	674	629,500	601,364	(28,136)
Brazilian Real,
Expiring 01/17/14	Citigroup Global Markets	BRL	1,392	624,100	587,319	(36,781)
Expiring 01/22/14	Citigroup Global Markets	BRL	887	395,833	373,671	(22,162)
British Pound,
Expiring 01/27/14	Barclays Capital Group	GBP	1,149	1,876,800	1,902,090	25,290
Expiring 01/27/14	Barclays Capital Group	GBP	768	1,256,900	1,270,790	13,890
Expiring 01/27/14	Barclays Capital Group	GBP	536	877,600	886,731	9,131
Expiring 01/27/14	Barclays Capital Group	GBP	387	630,100	640,622	10,522
Expiring 01/27/14	Citigroup Global Markets	GBP	1,153	1,887,700	1,909,672	21,972
Expiring 01/27/14	Citigroup Global Markets	GBP	779	1,252,300	1,289,727	37,427
Expiring 01/27/14	Citigroup Global Markets	GBP	420	687,111	694,677	7,566
Expiring 01/27/14	Credit Suisse First Boston Corp.	GBP	470	759,211	777,657	18,446
Canadian Dollar,
Expiring 01/22/14	Barclays Capital Group	CAD	1,320	1,264,500	1,242,313	(22,187)
Expiring 01/22/14	Barclays Capital Group	CAD	924	884,200	869,805	(14,395)
Expiring 01/22/14	Citigroup Global Markets	CAD	957	928,574	900,793	(27,781)
Expiring 01/22/14	Citigroup Global Markets	CAD	927	885,200	871,802	(13,398)
Expiring 01/22/14	Citigroup Global Markets	CAD	918	879,200	863,506	(15,694)
Expiring 01/22/14	Citigroup Global Markets	CAD	661	629,500	622,245	(7,255)
Expiring 01/22/14	Credit Suisse First Boston Corp.	CAD	658	628,500	618,624	(9,876)
Expiring 01/22/14	Deutsche Bank	CAD	957	928,283	900,793	(27,490)
Chinese Yuan,
Expiring 01/15/14	Citigroup Global Markets	CNY	38,017	6,204,003	6,273,751	69,748
Colombian Peso,
Expiring 01/22/14	Citigroup Global Markets	COP	717,441	377,700	371,554	(6,146)
Czech Koruna,
Expiring 01/24/14	Citigroup Global Markets	CSK	23,600	1,266,900	1,188,670	(78,230)

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Euro,
Expiring 01/27/14	Barclays Capital Group	EUR	932	$1,249,400	$1,282,250	$32,850
Expiring 01/27/14	Barclays Capital Group	EUR	375	513,303	515,879	2,576
Expiring 01/27/14	Citigroup Global Markets	EUR	3,114	4,203,276	4,283,569	80,293
Expiring 01/27/14	Citigroup Global Markets	EUR	1,859	2,504,600	2,556,786	52,186
Expiring 01/27/14	Citigroup Global Markets	EUR	928	1,260,200	1,276,296	16,096
Expiring 01/27/14	Citigroup Global Markets	EUR	645	888,819	887,451	(1,368)
Expiring 01/27/14	Citigroup Global Markets	EUR	456	629,100	627,658	(1,442)
Expiring 01/27/14	Citigroup Global Markets	EUR	265	360,648	365,028	4,380
Hungarian Forint,
Expiring 01/24/14	Barclays Capital Group	HUF	138,414	628,000	639,657	11,657
Expiring 01/24/14	Barclays Capital Group	HUF	135,753	629,100	627,361	(1,739)
Expiring 01/24/14	Credit Suisse First Boston Corp.	HUF	273,269	1,254,200	1,262,870	8,670
Expiring 01/24/14	Deutsche Bank	HUF	387,035	1,788,846	1,788,622	(224)
Expiring 01/24/14	Hong Kong & Shanghai Bank	HUF	387,035	1,801,418	1,788,622	(12,796)
Indian Rupee,
Expiring 02/03/14	Citigroup Global Markets	INR	39,236	623,900	629,009	5,109
Expiring 02/03/14	UBS AG	INR	83,627	1,313,904	1,340,662	26,758
Expiring 02/03/14	UBS AG	INR	83,296	1,322,682	1,335,359	12,677
Israeli Shekel,
Expiring 01/30/14	Deutsche Bank	ILS	5,456	1,547,240	1,570,457	23,217
Japanese Yen,
Expiring 01/27/14	Citigroup Global Markets	JPY	23,671	236,294	224,804	(11,490)
Malaysian Ringgit,
Expiring 01/16/14	Citigroup Global Markets	MYR	2,019	624,700	615,821	(8,879)
Mexican Peso,
Expiring 01/22/14	Barclays Capital Group	MXN	16,367	1,264,400	1,251,168	(13,232)
Expiring 01/22/14	Barclays Capital Group	MXN	16,264	1,251,200	1,243,294	(7,906)
Expiring 01/22/14	Barclays Capital Group	MXN	11,499	879,000	879,058	58
Expiring 01/22/14	Barclays Capital Group	MXN	11,425	876,300	873,359	(2,941)
Expiring 01/22/14	Barclays Capital Group	MXN	11,295	876,000	863,437	(12,563)
Expiring 01/22/14	Citigroup Global Markets	MXN	11,554	874,600	883,259	8,659
Expiring 01/22/14	JPMorgan Chase	MXN	54,398	4,215,213	4,158,472	(56,741)
New Zealand Dollar,
Expiring 01/23/14	Barclays Capital Group	NZD	1,536	1,264,500	1,260,885	(3,615)
Expiring 01/23/14	Barclays Capital Group	NZD	770	631,500	632,087	587
Expiring 01/23/14	Citigroup Global Markets	NZD	3,166	2,634,557	2,599,207	(35,350)
Norwegian Krone,
Expiring 01/24/14	Barclays Capital Group	NOK	7,449	1,264,500	1,226,970	(37,530)
Expiring 01/24/14	Barclays Capital Group	NOK	5,398	878,200	889,167	10,967
Expiring 01/24/14	Barclays Capital Group	NOK	5,383	879,800	886,743	6,943
Expiring 01/24/14	Citigroup Global Markets	NOK	8,954	1,509,800	1,474,896	(34,904)
Expiring 01/24/14	Citigroup Global Markets	NOK	5,380	876,600	886,109	9,509
Expiring 01/24/14	Credit Suisse First Boston Corp.	NOK	7,603	1,251,100	1,252,412	1,312
Expiring 01/24/14	Credit Suisse First Boston Corp.	NOK	1,939	326,008	319,362	(6,646)
Expiring 01/24/14	JPMorgan Chase	NOK	1,939	326,030	319,363	(6,667)
Peruvian Nuevo Sol,
Expiring 02/04/14	Citigroup Global Markets	PEN	3,463	1,241,622	1,230,891	(10,731)
Philippine Peso,
Expiring 01/17/14	Citigroup Global Markets	PHP	119,755	2,745,788	2,698,933	(46,855)
Polish Zloty,
Expiring 01/24/14	Barclays Capital Group	PLN	2,728	876,600	901,436	24,836
Expiring 01/24/14	Citigroup Global Markets	PLN	5,752	1,876,800	1,900,866	24,066
Expiring 01/24/14	JPMorgan Chase	PLN	11,788	3,853,669	3,896,018	42,349
Romanian Leu,
Expiring 01/24/14	Barclays Capital Group	RON	6,176	1,894,955	1,897,960	3,005
Expiring 01/24/14	Citigroup Global Markets	RON	6,176	1,896,410	1,897,960	1,550
Russian Ruble,
Expiring 01/17/14	Citigroup Global Markets	RUB	20,422	624,100	619,034	(5,066)
Expiring 01/22/14	Citigroup Global Markets	RUB	20,172	609,119	610,911	1,792

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Russian Ruble (continued),
Expiring 01/22/14	UBS AG	RUB	62,366	$1,876,500	$1,888,756	$12,256
Singapore Dollar,
Expiring 01/17/14	Credit Suisse First Boston Corp.	SGD	2,383	1,916,779	1,888,318	(28,461)
Expiring 01/17/14	Deutsche Bank	SGD	2,383	1,917,512	1,888,319	(29,193)
South African Rand,
Expiring 01/30/14	Barclays Capital Group	ZAR	6,396	629,300	606,991	(22,309)
Expiring 01/30/14	Barclays Capital Group	ZAR	6,224	623,343	590,698	(32,645)
South Korean Won,
Expiring 01/17/14	Citigroup Global Markets	KRW	2,386,735	2,202,760	2,258,768	56,008
Swedish Krona,
Expiring 01/24/14	Barclays Capital Group	SEK	8,039	1,251,100	1,249,394	(1,706)
Expiring 01/24/14	Barclays Capital Group	SEK	5,760	879,800	895,170	15,370
Expiring 01/24/14	Barclays Capital Group	SEK	5,740	881,400	892,035	10,635
Expiring 01/24/14	Citigroup Global Markets	SEK	5,788	878,500	899,503	21,003
Expiring 01/24/14	Credit Suisse First Boston Corp.	SEK	15,594	2,437,876	2,423,376	(14,500)
Expiring 01/24/14	Credit Suisse First Boston Corp.	SEK	8,251	1,258,500	1,282,236	23,736
Swiss Franc,
Expiring 01/24/14	Citigroup Global Markets	CHF	560	629,100	628,347	(753)
Expiring 01/24/14	Credit Suisse First Boston Corp.	CHF	1,682	1,887,400	1,886,376	(1,024)
Turkish Lira,
Expiring 01/30/14	Barclays Capital Group	TRY	1,802	876,600	833,199	(43,401)
Expiring 01/30/14	Barclays Capital Group	TRY	1,802	879,900	833,164	(46,736)
Expiring 01/30/14	Barclays Capital Group	TRY	1,798	882,600	831,283	(51,317)
Expiring 01/30/14	Citigroup Global Markets	TRY	777	375,700	359,428	(16,272)
Expiring 01/30/14	Credit Suisse First Boston Corp.	TRY	1,277	629,300	590,507	(38,793)

				$114,409,166	$113,932,419	$(476,747)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 01/23/14	Barclays Capital Group	AUD	1,366	$1,255,000	$1,218,067	$36,933
Expiring 01/23/14	Citigroup Global Markets	AUD	1,593	1,520,200	1,420,095	100,105
Expiring 01/23/14	Citigroup Global Markets	AUD	935	880,000	833,557	46,443
Expiring 01/23/14	Citigroup Global Markets	AUD	676	629,500	602,752	26,748
Expiring 01/23/14	Citigroup Global Markets	AUD	540	503,600	481,887	21,713
Expiring 01/23/14	Citigroup Global Markets	AUD	442	417,309	394,279	23,030
Brazilian Real,
Expiring 01/22/14	Citigroup Global Markets	BRL	1,420	633,400	598,471	34,929
Expiring 01/22/14	Citigroup Global Markets	BRL	292	125,900	123,228	2,672
British Pound,
Expiring 01/27/14	Citigroup Global Markets	GBP	1,539	2,508,400	2,547,341	(38,941)
Expiring 01/27/14	Citigroup Global Markets	GBP	784	1,266,900	1,298,508	(31,608)
Expiring 01/27/14	Credit Suisse First Boston Corp.	GBP	771	1,249,480	1,276,539	(27,059)
Canadian Dollar,
Expiring 01/22/14	Barclays Capital Group	CAD	916	880,800	862,015	18,785
Expiring 01/22/14	Citigroup Global Markets	CAD	2,628	2,504,600	2,472,262	32,338
Expiring 01/22/14	Citigroup Global Markets	CAD	1,722	1,631,500	1,619,940	11,560
Expiring 01/22/14	Citigroup Global Markets	CAD	1,055	1,004,000	992,764	11,236
Expiring 01/22/14	Credit Suisse First Boston Corp.	CAD	1,047	1,006,600	985,355	21,245
Colombian Peso,
Expiring 01/22/14	Citigroup Global Markets	COP	705,850	372,539	365,551	6,988
Czech Koruna,
Expiring 01/24/14	Citigroup Global Markets	CSK	23,973	1,264,500	1,207,435	57,065
Euro,
Expiring 01/27/14	Barclays Capital Group	EUR	1,287	1,759,574	1,770,500	(10,926)
Expiring 01/27/14	Barclays Capital Group	EUR	242	328,800	332,828	(4,028)

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Euro (continued),
Expiring 01/27/14	Credit Suisse First Boston Corp.	EUR	20,314	$27,997,429	$27,946,227	$51,202
Expiring 01/27/14	Credit Suisse First Boston Corp.	EUR	1,500	2,060,358	2,063,519	(3,161)
Expiring 01/27/14	Deutsche Bank	EUR	2,141	2,908,400	2,945,893	(37,493)
Hungarian Forint,
Expiring 01/24/14	Barclays Capital Group	HUF	279,387	1,258,500	1,291,144	(32,644)
Expiring 01/24/14	Citigroup Global Markets	HUF	672,928	3,031,400	3,109,836	(78,436)
Expiring 01/24/14	Citigroup Global Markets	HUF	113,067	503,400	522,520	(19,120)
Indian Rupee,
Expiring 03/04/14	Citigroup Global Markets	INR	47,792	762,600	761,279	1,321
Expiring 03/04/14	Citigroup Global Markets	INR	44,228	762,600	704,514	58,086
Expiring 03/04/14	Citigroup Global Markets	INR	43,888	762,600	699,084	63,516
Expiring 03/04/14	Citigroup Global Markets	INR	41,058	625,500	654,008	(28,508)
Expiring 03/04/14	Citigroup Global Markets	INR	32,436	506,500	516,676	(10,176)
Israeli Shekel,
Expiring 01/30/14	JPMorgan Chase	ILS	5,456	1,544,515	1,570,558	(26,043)
Japanese Yen,
Expiring 01/27/14	Barclays Capital Group	JPY	383,098	3,940,182	3,638,287	301,895
Malaysian Ringgit,
Expiring 01/16/14	Citigroup Global Markets	MYR	2,019	627,917	615,821	12,096
Mexican Peso,
Expiring 01/22/14	Barclays Capital Group	MXN	24,818	1,886,700	1,897,245	(10,545)
Expiring 01/22/14	Barclays Capital Group	MXN	8,286	633,400	633,465	(65)
Expiring 01/22/14	Barclays Capital Group	MXN	6,622	504,100	506,190	(2,090)
Expiring 01/22/14	Citigroup Global Markets	MXN	19,682	1,509,900	1,504,617	5,283
Expiring 01/22/14	Citigroup Global Markets	MXN	19,498	1,504,500	1,490,542	13,958
Expiring 01/22/14	Deutsche Bank	MXN	11,328	874,752	865,987	8,765
New Zealand Dollar,
Expiring 01/23/14	Citigroup Global Markets	NZD	2,318	1,882,500	1,902,643	(20,143)
Expiring 01/23/14	Citigroup Global Markets	NZD	1,812	1,509,900	1,487,720	22,180
Expiring 01/23/14	Citigroup Global Markets	NZD	764	633,400	626,857	6,543
Expiring 01/23/14	Citigroup Global Markets	NZD	459	379,300	377,127	2,173
Norwegian Krone,
Expiring 01/24/14	Barclays Capital Group	NOK	4,630	754,700	762,709	(8,009)
Expiring 01/24/14	Citigroup Global Markets	NOK	7,787	1,258,900	1,282,717	(23,817)
Expiring 01/24/14	Credit Suisse First Boston Corp.	NOK	12,923	2,137,000	2,128,671	8,329
Peruvian Nuevo Sol,
Expiring 02/04/14	Citigroup Global Markets	PEN	3,559	1,258,600	1,265,034	(6,434)
Philippine Peso,
Expiring 01/17/14	Citigroup Global Markets	PHP	29,277	678,220	659,814	18,406
Expiring 03/17/14	Citigroup Global Markets	PHP	93,090	2,126,700	2,099,717	26,983
Polish Zloty,
Expiring 01/24/14	Barclays Capital Group	PLN	3,955	1,263,100	1,307,226	(44,126)
Expiring 01/24/14	Citigroup Global Markets	PLN	4,636	1,509,800	1,532,296	(22,496)
Romanian Leu,
Expiring 01/24/14	JPMorgan Chase	RON	6,234	1,883,500	1,915,824	(32,324)
Russian Ruble,
Expiring 01/22/14	Citigroup Global Markets	RUB	62,463	1,876,500	1,891,700	(15,200)
Expiring 01/22/14	Citigroup Global Markets	RUB	29,214	881,200	884,754	(3,554)
Expiring 01/22/14	Citigroup Global Markets	RUB	13,575	417,300	411,116	6,184
Singapore Dollar,
Expiring 01/17/14	Barclays Capital Group	SGD	1,099	878,500	870,696	7,804
Expiring 01/17/14	Citigroup Global Markets	SGD	1,261	1,006,200	999,322	6,878
Expiring 01/17/14	UBS AG	SGD	2,343	1,876,500	1,856,611	19,889
South African Rand,
Expiring 01/30/14	Barclays Capital Group	ZAR	5,212	504,100	494,701	9,399
Expiring 01/30/14	Citigroup Global Markets	ZAR	7,810	757,900	741,214	16,686
South Korean Won,
Expiring 01/17/14	Citigroup Global Markets	KRW	1,079,663	1,000,800	1,021,776	(20,976)

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
South Korean Won (continued),
Expiring 01/17/14	UBS AG	KRW	1,349,204	$1,251,000	$1,276,865	$(25,865)
Swedish Krona,
Expiring 01/24/14	Barclays Capital Group	SEK	8,198	1,264,500	1,274,059	(9,559)
Expiring 01/24/14	Citigroup Global Markets	SEK	7,318	1,138,100	1,137,316	784
Expiring 01/24/14	Citigroup Global Markets	SEK	5,840	881,200	907,599	(26,399)
Expiring 01/24/14	UBS AG	SEK	20,377	3,128,000	3,166,749	(38,749)
Swiss Franc,
Expiring 01/24/14	Credit Suisse First Boston Corp.	CHF	2,243	2,496,124	2,514,724	(18,600)
Turkish Lira,
Expiring 01/30/14	Barclays Capital Group	TRY	1,018	506,700	470,868	35,832
Expiring 01/30/14	Citigroup Global Markets	TRY	35,422	17,616,947	16,376,678	1,240,269
Expiring 01/30/14	Citigroup Global Markets	TRY	3,614	1,764,200	1,671,132	93,068
Expiring 01/30/14	Citigroup Global Markets	TRY	3,081	1,509,400	1,424,637	84,763

				$133,978,646	$132,081,658	$1,896,988

Cross Currency Agreements outstanding at December 31, 2013:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation (Depreciation)	Counterparty
01/24/14	Buy	EUR	467	PLN	1,974	$(10,067)	Citigroup, Inc.
01/27/14	Buy	EUR	918	GBP	767	(7,263)	Citigroup, Inc.
01/27/14	Buy	EUR	1,372	GBP	1,157	(28,493)	Citigroup, Inc.
01/24/14	Buy	SEK	5,792	EUR	652	3,082	Citigroup, Inc.

						$(42,741)

Interest rate swap agreements outstanding at December 31, 2013:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
BRL	22,930	01/01/17	0.000%	Brazilian interbank lending rate(2)	$(58,021)	$—	$(58,021)	HSBC Bank USA
COP	1,205,000	11/19/18	5.380%	3 Month LIBOR(1)	7,485	—	7,485	Deutsche Bank AG
COP	1,205,000	11/20/18	5.290%	3 Month LIBOR(1)	6,469	—	6,469	Deutsche Bank AG
EUR	10,500	05/03/16	0.468%	Euro 6 Month LIBOR(2)	244	—	244	Citigroup, Inc.
EUR	9,000	05/03/18	0.744%	Euro 6 Month LIBOR(2)	126,024	—	126,024	Citigroup, Inc.
EUR	9,400	05/03/23	1.471%	Euro 6 Month LIBOR(2)	550,660	—	550,660	Citigroup, Inc.
ILS	25,400	11/20/18	2.163%	3 Month LIBOR(1)	(39,710)	—	(39,710)	Barclays Bank PLC
MXN	47,400	06/20/18	6.020%	Mexican 3 Month LIBOR(2)	106,184	—	106,184	Credit Suisse First Boston
MXN	45,500	11/09/18	5.410%	Mexican 3 Month LIBOR(1)	(23,466)	—	(23,466)	Deutsche Bank AG
MXN	116,100	04/28/23	5.100%	Mexican 3 Month LIBOR(2)	(1,108,773)	—	(1,108,773)	Barclays Bank PLC
MXN	22,200	10/20/23	6.540%	Mexican 3 Month LIBOR(2)	(38,550)	—	(38,550)	Deutsche Bank AG
NZD	1,700	08/12/18	4.142%	NZDBBR(1)	(11,012)	—	(11,012)	Citigroup, Inc.
NZD	1,275	08/13/18	4.218%	NZDBBR(1)	(4,717)	—	(4,717)	Barclays Bank PLC
NZD	1,275	08/13/18	4.160%	NZDBBR(1)	(7,450)	—	(7,450)	Citigroup, Inc.
NZD	1,725	08/12/23	4.648%	NZDBBR(1)	(43,241)	—	(43,241)	Citigroup, Inc.

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest rate swap agreements outstanding at December 31, 2013 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
NZD	1,255	08/13/23	4.730%	NZDBBR(1)	$(24,728)	$—	$(24,728)	Barclays Bank PLC
NZD	1,255	08/13/23	4.668%	NZDBBR(1)	(29,855)	—	(29,855)	Citigroup, Inc.
PLN	19,800	06/28/18	3.736%	Polish 3 Month LIBOR(2)	156,924	—	156,924	Citigroup, Inc.
RUB	65,000	05/17/23	7.250%	Russian 3 Month LIBOR(1)	24,621	—	24,621	Credit Suisse First Boston
RUB	65,000	05/20/23	7.250%	Russian 3 Month LIBOR(1)	24,545	388	24,157	Credit Suisse First Boston
ZAR	40,000	06/25/15	7.420%	South African 3 Month LIBOR(2)	32,686	—	32,686	Barclays Bank PLC
ZAR	10,000	09/03/33	8.970%	3 month JIBAR(1)	17,219	(202)	17,421	HSBC Bank USA

					$(336,462)	$186	$(336,648)

Notional Amount# (000)		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
	Exchange-traded swap agreements:
	1,650	06/18/15	0.430%	3 Month LIBOR(2)	$—	$2,028	$2,028
	15,140	08/29/15	0.740%	6 month LIBOR(2)	—	(39,626)	(39,626)
	21,950	08/31/20	2.220%	3 Month LIBOR(2)	—	216,306	216,306
	21,125	08/31/20	2.220%	3 Month LIBOR(2)	—	209,475	209,475
	17,485	08/31/20	2.080%	3 Month LIBOR(2)	—	322,384	322,384
	9,250	08/31/20	2.280%	6 month LIBOR(2)	—	56,953	56,953
	8,310	08/08/23	4.231%	3 month LIBOR(1)	—	(90,543)	(90,543)
	8,310	08/09/23	4.280%	6 month LIBOR(1)	—	(108,772)	(108,772)
EUR	11,100	09/11/15	0.560%	6 month EURIBOR(2)	—	(22,623)	(22,623)
GBP	2,400	11/21/23	2.760%	6 month EURIBOR(1)	—	(68,146)	(68,146)
HUF	860,000	11/18/18	4.340%	6 month LIBOR(1)	—	51,056	51,056
HUF	77,900	09/02/23	6.090%	6 month LIBOR(1)	—	27,952	27,952
HUF	400,000	09/03/23	5.940%	6 month LIBOR(1)	—	121,989	121,989
NZD	20,190	09/01/15	0.040%	3 month LIBOR(1)	—	(35,470)	(35,470)
PLN	15,000	09/03/18	3.990%	6 month LIBOR(1)	—	93,982	93,982
PLN	6,200	11/18/23	4.200%	6 month LIBOR(1)	—	(27,792)	(27,792)
ZAR	23,800	11/14/23	8.190%	6 month LIBOR(1)	—	5,378	5,378

					$—	$714,531	$714,531

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at December 31, 2013:

Reference Entity/Obligation	Termination Date	Notional Amount (000)(2)#	Fixed Rate	Value at Trade Date	Value at December 31, 2013	Unrealized Depreciation
Exchange-traded credit default swaps – Buy Protection(1):
CDX.NA.IG.20	12/20/18	34,250	1.000%	$(325,640)	$(624,207)	$(298,567)
CDX.NA.IG.20-V1	06/20/18	60,000	1.000%	(428,637)	(1,212,850)	(784,213)

				$(754,277)	$(1,837,057)	$(1,082,780)

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Currency swap agreements outstanding at December 31, 2013:

Notional Amount (000)#	Fund Receives	Notional Amount (000)		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
448	3 month LIBOR	JPY	43,650	3 Month LIBOR minus 35.75 bps	Citigroup, Inc.	01/01/14	$34,410	$—	$34,410
13,210	3 month LIBOR	TRY	27,450	1.00%	HSBC Bank USA	09/09/15	(100,755)	—	(100,755)
1,787	3 month LIBOR	TRY	3,440	1.00%	Barclays Bank PLC	07/22/18	(221,049)	—	(221,049)
1,888	3 month LIBOR	TRY	3,630	1.00%	Barclays Bank PLC	07/23/18	(234,945)	—	(234,945)

							$(522,339)	$—	$(522,339)

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$3,728,451,193	$877,837,029	$278,483
Exchange Traded Funds	63,975,153	—	—
Preferred Stocks	2,064,781	606,371	—
Asset-Backed Securities
Collateralized Loan Obligations	—	68,185,663	6,021,538
Non-Residential Mortgage-Backed Securities	—	8,428,006	—
Residential Mortgage-Backed Securities	—	80,981,656	—
Bank Loans	—	28,665,697	—
Commercial Mortgage-Backed Securities	—	119,964,263	—
Corporate Bonds	—	462,792,249	1,137,788
Municipal Bonds	—	10,133,111	—
Non-Corporate Foreign Agencies	—	24,587,430	—
Foreign Government Bonds	—	62,060,054	—
U.S. Government Agency Obligations	—	164,964,291	—
U.S. Treasury Obligations	—	207,534,055	—
Affiliated Money Market Mutual Fund	784,204,454	—	—
Other Financial Instruments*
Futures	6,695,017	—	—
Foreign Forward Currency Contracts	—	1,377,500	—
Interest Rate Swaps	714,531	(336,648)	—
Credit Default Swaps	(1,082,780)	—	—
Currency Swap Agreements	—	(522,339)	—

Total	$4,585,022,349	$2,117,258,388	$7,437,809

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

Affiliated Money Market Mutual Fund (3.2% represents investments purchased with collateral from securities on loan)	12.3%
Oil, Gas & Consumable Fuels	5.5
Commercial Banks	4.1
Pharmaceuticals	4.1
Diversified Financial Services	3.3
U.S. Treasury Obligations	3.2
Insurance	3.0
Software	2.6
U.S. Government Agency Obligations	2.6
Capital Markets	2.3
Computers & Peripherals	2.3
Aerospace & Defense	2.0
Real Estate Investment Trusts (REITs)	2.0
Chemicals	1.9
IT Services	1.9
Specialty Retail	1.9
Biotechnology	1.9
Commercial Mortgage-Backed Securities	1.9
Health Care Providers & Services	1.9
Media	1.9
Diversified Telecommunication Services	1.8
Machinery	1.7
Food & Staples Retailing	1.6
Food Products	1.5
Metals & Mining	1.5
Communications Equipment	1.3
Energy Equipment & Services	1.3
Hotels, Restaurants & Leisure	1.3
Residential Mortgage-Backed Securities	1.3
Health Care Equipment & Supplies	1.2
Collateralized Loan Obligations	1.2
Internet Software & Services	1.2
Semiconductors & Semiconductor Equipment	1.2
Automobiles	1.1
Beverages	1.1
Electric Utilities	1.0
Electronic Equipment, Instruments & Components	1.0
Exchange Traded Funds	1.0
Foreign Government Bonds	1.0
Household Products	1.0
Industrial Conglomerates	1.0
Banking	0.8
Multi-Utilities	0.8
Road & Rail	0.8
Building Products	0.7
Household Durables	0.7
Tobacco	0.7
Electric	0.6
Multiline Retail	0.6
Real Estate Management & Development	0.6
Textiles, Apparel & Luxury Goods	0.6
Trading Companies & Distributors	0.6
Auto Components	0.5
Construction & Engineering	0.5
Consumer Finance	0.5
Gas Utilities	0.5
Internet & Catalog Retail	0.5
Air Freight & Logistics	0.4

Cable	0.4%
Commercial Services & Supplies	0.4
Electrical Equipment	0.4
Non-Corporate Foreign Agencies	0.4
Wireless Telecommunication Services	0.4
Independent Power Producers & Energy Traders	0.3
Airlines	0.3
Containers & Packaging	0.3
Paper & Forest Products	0.3
Leisure Equipment & Products	0.2
Life Sciences Tools & Services	0.2
Marine	0.2
Municipal Bonds	0.2
Pipelines	0.2
Professional Services	0.2
Transportation Infrastructure	0.2
Capital Goods	0.1
Distributors	0.1
Diversified Consumer Services	0.1
Energy – Integrated	0.1
Health Care Technology	0.1
Non-Residential Mortgage-Backed Securities	0.1
Personal Products	0.1
Technology	0.1
Telecommunications	0.1
Thrifts & Mortgage Finance	0.1
Transportation	0.1
Water Utilities	0.1

105.1
Liabilities in excess of other assets	(5.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in derivative instruments during the reporting period. The primary type of risks associated with these derivative instruments are interest rate risk, foreign exchange risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker-variation margin	$1,349,608	*	Due from broker-variation margin	$3,741,348	*
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	1,052,875		Unrealized depreciation on over-the-counter swap agreements	1,389,523
Interest rate contracts	Premiums paid for swap agreements	388		Premiums received for swap agreements	202
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	3,342,266		Unrealized depreciation on foreign currency forward contracts	1,964,766
Foreign exchange contracts	Unrealized appreciation on over-the-counter swap agreements	34,410		Unrealized depreciation on over-the-counter swap agreements	556,749
Credit contracts	—	—		Due from broker-variation margin	1,082,780	*
Equity contracts	Due from broker-variation margin	9,801,288	*	—	—

Total		$15,580,835			$8,735,368

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)		Purchased Options(1)	Futures	Written Options	Swaps	Forward Currency Contracts(2)	Total
Interest rate contracts	$		$(337,484)	$(846,381)	$(371)	$199,014	$—	$(985,222)
Foreign exchange contracts		—				(6,656)	(6,806,330)	(6,812,986)
Credit contracts		—		—		(359,513)	—	(359,513)
Equity contracts		99,097		54,254,895	—	—	—	54,353,992

Total		$99,097	$(337,484)	$53,408,514	$(371)	$(167,155)	$(6,806,330)	$46,196,271

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps	Forward Currency Contracts(3)	Total
Interest rate contracts	$(3,106,271)	$377,883	$—	$(2,728,388)
Foreign exchange contracts		(522,339)	1,377,500	855,161
Credit contracts	—	(1,082,780)	—	(1,082,780)
Equity contracts	7,214,535	—	—	7,214,535

Total	$4,108,264	$(1,227,236)	$1,377,500	$4,258,528

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A202

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

For the year ended December 31, 2013, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options(1)	Futures Contracts – Long Positions(2)	Futures Contracts – Short Positions(2)	Forward Foreign Currency Exchange Purchase Contracts(3)	Forward Foreign Currency Exchange Sale Contracts(4)	Interest Rate Swap Agreements(5)	Credit Default Swap Agreements – BuyProtection(5)	Currency Swap Agreements(5)
$58,758	$400,222,857	$32,066,806	$103,540,409	$107,869,256	$123,182,038	$38,650,000	$3,244,836

(1)	Cost.

(2)	Value at Trade Date.

(3)	Value at Settlement Date Payable.

(4)	Value at Settlement Date Receivable.

(5)	Notional Amount.

The Portfolio invested in financial instruments and derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$196,885,726	$—	$—	$196,885,726
Exchange-traded and cleared derivatives	701,550	—	—	701,550
Over-the-counter derivatives*	4,429,551	—	—	4,429,551

				202,016,827

Liabilities:
Over-the-counter derivatives*	(3,911,038)	—	—	(3,911,038)

				(3,911,038)

Collateral Amount Pledged/(Received):
Securities on loan				(196,885,726)
Exchange-traded and cleared derivatives				—
Over-the-counter derivatives				327,332

Net Amount				$1,547,395

*	Over-the-counter derivatives may consist of forward foreign currency exchange contracts, options contracts and swap agreements. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation) by counterparty, see the Schedule of Investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A203

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $196,885,725:
Unaffiliated investments (cost $5,463,082,760)	$5,918,668,811
Affiliated investments (cost $784,204,454)	784,204,454
Foreign currency, at value (cost $2,992,274)	2,995,677
Receivable for investments sold	44,349,365
Dividends and interest receivable	14,374,289
Unrealized appreciation on foreign currency forward contracts	3,342,266
Receivable for fund share sold	2,369,938
Tax reclaim receivable	1,228,435
Unrealized appreciation on over-the-counter swap agreements	1,087,285
Due from broker-variation margin	701,550
Premiums paid for swap agreements	388
Prepaid expenses	46,068

Total Assets	6,773,368,526

LIABILITIES:
Payable to broker for collateral for securities on loan	201,971,867
Payable for investments purchased	185,925,300
Unrealized depreciation on foreign currency forward contracts	1,964,766
Unrealized depreciation on over-the-counter swap agreements	1,946,272
Advisory fees payable	1,424,626
Accrued expenses and other liabilities	385,502
Due to broker	152,251
Distribution fee payable	87,597
Payable to custodian	23,166
Affiliated transfer agent fee payable	417
Premiums received for swap agreements	202

Total Liabilities	393,881,966

NET ASSETS	$6,379,486,560

Net assets were comprised of:
Paid-in capital	$5,423,501,958
Retained earnings	955,984,602

Net assets, December 31, 2013	$6,379,486,560

Net asset value and redemption price per share, $6,379,486,560 / 533,281,514 outstanding shares of beneficial interest	$11.96

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Unaffiliated dividend income (net of $2,553,411 foreign withholding tax)	$94,565,383
Interest income	30,777,145
Affiliated income from securities lending, net	1,014,930
Affiliated dividend income	749,732

127,107,190

EXPENSES
Advisory fees	47,038,832
Distribution fee (Note 4)	4,966,040
Custodian and accounting fees	1,151,000
Shareholder servicing fees and expenses (Note 4)	812,099
Trustees’ fees	60,000
Insurance expenses	59,000
Audit fee	37,000
Legal fees and expenses	30,000
Commitment fee on syndicated credit agreement	27,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Shareholders’ reports	7,000
Loan interest expense (Note 7)	1,665
Miscellaneous	80,503

Total expenses	54,279,139
Less: advisory fee waivers and/or expense reimbursement	(845,477)
Less: shareholder servicing fee waiver	(296,963)

Net expenses	53,136,699

NET INVESTMENT INCOME	73,970,491

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (net of foreign capital gains taxes $(63))	468,914,159
Futures transactions	53,408,514
Options written transactions	(371)
Short sales transactions	2,347,734
Swap agreements transactions	(167,155)
Foreign currency transactions	(1,619,900)

522,882,981

Net change in unrealized appreciation (depreciation) on:
Investments.	288,809,711
Futures	4,108,264
Swap agreements	(1,227,236)
Foreign currencies	1,368,749

293,059,488

NET GAIN ON INVESTMENTS	815,942,469

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$889,912,960

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2013	Year Ended December 31, 2012
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$73,970,491	$81,835,017
Net realized gain on investment and foreign currency transactions	522,882,981	46,269,320
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	293,059,488	315,550,025

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	889,912,960	443,654,362

DISTRIBUTIONS	—	(58,440,401)

FUND SHARE TRANSACTIONS:
Fund share sold [122,499,837 and 283,269,392 shares, respectively]	1,331,327,558	2,791,335,580
Fund share issued in reinvestment of distributions [0 and 6,230,320 shares, respectively]	—	58,440,401
Fund share repurchased [83,280,097 and 149,058,663 shares, respectively]	(890,679,552)	(1,439,635,098)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	440,648,006	1,410,140,883

TOTAL INCREASE IN NET ASSETS	1,330,560,966	1,795,354,844
NET ASSETS:
Beginning of year	5,048,925,594	3,253,570,750

End of year	$6,379,486,560	$5,048,925,594

SEE NOTES TO FINANCIAL STATEMENTS.

A204

AST RCM WORLD TRENDS PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 84.4%
COMMON STOCKS — 57.1%	Shares	Value (Note 2)

Argentina
Banco Macro SA, ADR*(a)	3,268	$79,314
BBVA Banco Frances SA, ADR*	9,351	65,083
Telecom Argentina SA, ADR	8,820	152,057

		296,454

Australia — 0.8%
Arrium Ltd.	1,680,898	2,639,620
Australia & New Zealand Banking Group Ltd.	301,409	8,701,113
BC Iron Ltd.	96,007	445,647
Bendigo and Adelaide Bank Ltd.	195,446	2,054,550
Cromwell Property Group	948,159	825,971
Downer EDI Ltd.	782,762	3,411,071
Flight Centre Travel Group Ltd.	28,284	1,204,579
Fortescue Metals Group Ltd.	1,354,722	7,076,809
Goodman Fielder Ltd.	1,505,939	922,742
iiNET Ltd.	132,643	773,197
Primary Health Care Ltd.	454,527	2,013,713
Westpac Banking Corp.	169,330	4,908,637

		34,977,649

Austria — 0.1%
ams AG	12,295	1,488,549
Andritz AG	15,200	952,574
Schoeller-Bleckmann Oilfield Equipment AG	12,100	1,342,404
Wienerberger AG	69,200	1,097,526

		4,881,053

Belgium — 0.2%
Anheuser-Busch InBev NV	45,459	4,833,958
Delhaize Group SA	31,249	1,859,073
EVS Broadcast Equipment SA	13,400	867,860

		7,560,891

Bermuda
Montpelier Re Holdings Ltd.	15,690	456,579

Brazil — 0.2%
AES Tiete SA	24,800	187,110
AMBEV SA, ADR(a)	196,910	1,447,289
Banco do Brasil SA	27,700	286,481
BB Seguridade Participacoes SA	16,800	174,462
BM&FBovespa SA	89,700	420,507
CCR SA	32,400	244,039
Cia Brasileira de Distribuicao Grupo Pao de Acucar, ADR(a)	7,711	344,450
Cia de Saneamento Basico do Estado de Sao Paulo	36,000	403,755
Cia Energetica de Minas Gerais, ADR	18,472	143,900
Cia Paranaense de Energia, ADR(a)	17,590	231,133
Cielo SA	8,000	222,613
Cosan Ltd.	20,454	280,629
Duratex SA	92,600	516,134
Fibria Celulose SA*	66,900	784,056
JBS SA	248,400	923,373
M Dias Branco SA	8,700	368,761
Petroleo Brasileiro SA, ADR	13,023	179,457
Porto Seguro SA	16,100	203,020
Sul America SA, UTS	58,900	369,241
Telefonica Brasil SA, ADR(a)	9,634	185,165

COMMON STOCKS (continued)	Shares	Value (Note 2)

Brazil (continued)
Tractebel Energia SA	33,200	$505,757
Transmissora Alianca de Energia Eletrica SA, UTS	16,100	124,200
Vale SA, ADR	29,518	450,150

		8,995,682

Canada — 1.9%
Aastra Technologies Ltd.	10,553	439,108
Agrium, Inc.	75,253	6,883,816
Alimentation Couche Tard, Inc. (Class B Stock)	80,685	6,067,421
Atco Ltd. (Class I Stock)	56,225	2,469,719
Bank of Montreal	131,669	8,777,107
BCE, Inc.	100,113	4,335,324
Brookfield Residential Properties, Inc.*	36,575	884,749
Canadian Tire Corp. Ltd. (Class A Stock)	62,148	5,820,762
Canfor Corp.*	92,537	2,322,463
CCL Industries, Inc. (Class B Stock)	19,959	1,488,493
CGI Group, Inc. (Class A Stock)*	26,491	886,317
Empire Co. Ltd. (Class A Stock)	52,190	3,565,969
Genworth MI Canada, Inc.	44,306	1,527,822
George Weston Ltd.	23,930	1,745,893
Husky Energy, Inc.	76,360	2,422,530
Magna International, Inc.	109,211	8,954,839
Methanex Corp.	11,260	665,901
Metro, Inc.	70,157	4,286,363
National Bank of Canada	76,302	6,349,102
Norbord, Inc.	62,858	2,003,645
Parkland Fuel Corp.	65,122	1,132,317
Royal Bank of Canada	138,705	9,324,475
Shaw Communications, Inc. (Class B Stock)	121,740	2,962,560
Stantec, Inc.	15,708	973,903

		86,290,598

Chile
Banco de Chile, ADR(a)	3,238	284,296
Corpbanca SA, ADR(a)	9,653	204,161

		488,457

China — 0.5%
Agricultural Bank of China Ltd. (Class H Stock)	1,763,000	869,677
Bank of China Ltd. (Class H Stock)	3,807,000	1,757,402
Bank of Communications Co. Ltd. (Class H Stock)	796,000	563,297
Beijing Capital International Airport Co. Ltd. (Class H Stock)	270,000	211,947
Biostime International Holdings Ltd.	24,500	218,809
Bolina Holding Co. Ltd.	404,000	173,493
Brilliance China Automotive Holdings Ltd.	130,000	212,343
China CITIC Bank Corp. Ltd. (Class H Stock)	620,000	337,599
China Communications Construction Co. Ltd. (Class H Stock)	375,000	303,443
China Construction Bank Corp. (Class H Stock)	2,440,000	1,847,353
China Merchants Bank Co. Ltd. (Class H Stock)	72,000	153,976
China Minsheng Banking Corp Ltd. (Class H Stock)	310,500	346,066

SEE NOTES TO FINANCIAL STATEMENTS.

A205

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

China (continued)
China Mobile Ltd.	146,000	$1,520,784
China National Building Material Co. Ltd. (Class H Stock)	316,000	341,062
China Petroleum & Chemical Corp. (Class H Stock)	958,200	786,228
China Power International Development Ltd.	931,000	331,965
China Railway Construction Corp. Ltd. (Class H Stock)	164,000	163,722
China Shanshui Cement Group Ltd.	496,000	213,746
China South City Holdings Ltd.	500,000	141,818
China Southern Airlines Co. Ltd. (Class H Stock)	388,000	151,498
China Travel International Investment Hong Kong Ltd.	1,468,000	309,148
Chongqing Rural Commercial Bank (Class H Stock)	452,000	219,919
CNOOC Ltd. (Class H Stock)	761,000	1,415,291
Country Garden Holdings Co.	260,000	157,611
Fosun International Ltd.	251,500	250,381
Giant Interactive Group, Inc., ADR	34,769	390,804
Great Wall Motor Co. Ltd. (Class H Stock)	113,000	626,066
Guangdong Investment Ltd.	234,000	228,922
Guangzhou R&F Properties Co. Ltd. (Class H Stock)	304,800	447,152
Huadian Power International Corp. Ltd. (Class H Stock)	454,000	177,748
Huaneng Power International, Inc. (Class H Stock)	158,000	143,245
Industrial & Commercial Bank of China Ltd. (Class H Stock)	2,765,000	1,874,976
KWG Property Holding Ltd.	328,500	182,672
Lenovo Group Ltd.	482,000	587,569
Minth Group Ltd.	58,000	120,692
NetEase, Inc., ADR	2,506	196,972
PICC Property & Casualty Co. Ltd. (Class H Stock)	150,860	224,341
Poly Property Group Co. Ltd.	622,000	333,343
Shenzhen International Holdings Ltd.	1,777,500	223,086
Shenzhen Investment Ltd.	250,000	94,519
Sino-Ocean Land Holdings Ltd.	298,000	196,107
Sinopec Engineering Group Co. Ltd. (Class H Stock)	148,500	222,663
Tencent Holdings Ltd.	8,100	518,623
Texhong Textile Group Ltd.	302,500	393,688
TPV Technology Ltd.	1,500,000	310,145
Xinyi Solar Holdings Ltd.*	234,000	48,283
Xinyuan Real Estate Co. Ltd., ADR	76,459	409,056
Yuexiu Property Co. Ltd.	1,008,000	249,083

		21,198,333

Colombia
Corporacion Financiera Colombiana SA	18,810	385,946
Pacific Rubiales Energy Corp.	37,162	641,611

		1,027,557

Czech Republic
Komercni Banka A/S	1,239	276,359

Denmark — 0.8%
A.P. Moller-Maersk A/S (Class B Stock)	665	7,196,599
Carlsberg A/S (Class B Stock)	57,753	6,390,587

COMMON STOCKS (continued)	Shares	Value (Note 2)

Denmark (continued)
D/S Norden	23,700	$1,247,678
DSV A/S	185,852	6,101,991
Jyske Bank A/S*	20,814	1,125,402
Novo Nordisk A/S (Class B Stock)	38,562	7,068,485
Pandora A/S	43,200	2,348,216
SimCorp A/S	113,826	4,472,799
Topdanmark A/S*	66,400	1,749,855

		37,701,612

Finland — 0.4%
Amer Sports Oyj	59,200	1,230,853
Cargotec Oyj (Class B Stock)(a)	30,000	1,116,582
Cramo OYJ	18,977	401,616
Huhtamaki Oyj	42,481	1,092,711
Konecranes Oyj	33,675	1,194,768
Neste Oil OYJ(a)	173,509	3,431,409
Nokian Renkaat Oyj	24,000	1,150,910
Outotec Oyj	153,689	1,612,534
Ramirent Oyj	88,000	1,108,612
Sampo Oyj (Class A Stock)	33,922	1,667,362
UPM-Kymmene Oyj	62,251	1,055,787
Vacon PLC	18,800	1,513,000

		16,576,144

France — 2.4%
Airbus Group NV	18,962	1,455,722
Assystem	22,100	611,769
AXA SA	70,725	1,969,531
BNP Paribas SA	82,486	6,434,535
Bureau Veritas SA	110,437	3,224,194
Christian Dior SA	16,308	3,086,807
Cie Generale des Etablissements Michelin	58,278	6,200,846
Credit Agricole SA*	99,980	1,281,642
Danone	58,450	4,216,711
Dassault Systemes SA	19,926	2,473,412
Edenred	61,852	2,070,964
Essilor International SA	17,654	1,878,524
GameLoft SE*	114,600	1,291,201
Havas SA	143,500	1,182,779
Ingenico(a)	43,335	3,478,685
Legrand SA	110,577	6,094,198
L’Oreal SA	25,534	4,484,119
LVMH Moet Hennessy Louis Vuitton SA	18,486	3,377,296
Naturex	9,800	786,280
Orange SA	257,224	3,193,482
Renault SA	51,763	4,165,716
Safran SA	34,690	2,411,952
Sartorius Stedim Biotech	12,600	2,112,134
Schneider Electric SA	60,891	5,312,245
SCOR SE	98,175	3,590,913
Societe BIC SA	15,409	1,888,442
Sodexo	41,982	4,257,324
Teleperformance	24,867	1,516,600
Thales SA	39,008	2,513,824
Total SA	222,104	13,632,676
Valeo SA	30,861	3,420,071
Virbac SA	5,900	1,260,517
Zodiac Aerospace	21,138	3,745,882

		108,620,993

SEE NOTES TO FINANCIAL STATEMENTS.

A206

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Germany — 2.5%
Aareal Bank AG*	61,000	$2,420,390
BASF SE	86,664	9,250,025
Bayerische Motoren Werke AG	24,602	2,889,090
Bechtle AG	20,800	1,418,058
Bertrandt AG	6,700	1,023,130
Brenntag AG	8,463	1,570,704
CANCOM SE	31,707	1,341,717
Continental AG	32,701	7,184,092
Daimler AG	93,706	8,132,259
Deutsche Lufthansa AG*	230,825	4,892,715
Deutsche Post AG	310,575	11,343,796
Deutsche Telekom AG	298,999	5,151,831
DMG MORI SEIKI AG	37,248	1,188,652
Duerr AG	29,926	2,674,195
Fresenius Medical Care AG & Co. KGaA	15,860	1,131,231
Fresenius SE & Co. KGaA	25,614	3,938,796
Gerry Weber International AG	18,600	790,535
Hannover Rueck SE	36,860	3,168,896
Hugo Boss AG	24,847	3,538,879
Infineon Technologies AG	352,214	3,762,195
Linde AG	16,118	3,374,897
MTU Aero Engines AG	9,100	894,270
Muenchener Rueckversicherungs AG	39,324	8,673,727
Pfeiffer Vacuum Technology AG	6,400	871,260
Rational AG	5,729	1,900,498
Salzgitter AG	16,000	682,326
SAP AG	142,609	12,367,334
Suedzucker AG	55,360	1,495,556
Symrise AG	13,500	622,863
United Internet AG	28,800	1,227,750
Volkswagen AG	9,700	2,633,734
Wirecard AG	34,300	1,357,678

		112,913,079

Greece — 0.1%
Hellenic Telecommunications Organization SA*	68,000	905,701
OPAP SA	98,800	1,315,544

		2,221,245

Hong Kong — 0.4%
Anxin-China Holdings Ltd.	1,024,000	325,538
Cheung Kong Holdings Ltd.	30,000	474,623
Dah Sing Banking Group Ltd.	133,200	234,509
Hua Han Bio-Pharmaceutical Holdings Ltd.	1,041,600	203,107
Hutchison Whampoa Ltd.	51,000	694,914
Jardine Matheson Holdings Ltd.	27,600	1,433,820
Ju Teng International Holdings Ltd.	488,000	323,480
K Wah International Holdings Ltd.	417,000	253,552
New World Development Co. Ltd.	1,576,000	1,995,616
Shimao Property Holdings Ltd.	1,448,000	3,337,956
SJM Holdings Ltd.	738,000	2,480,763
TCC International Holdings Ltd.	200,000	98,239
Truly International Holdings	2,700,000	1,454,072
VST Holdings Ltd.	547,200	139,315
Wharf Holdings Ltd.	187,000	1,432,448
Xinyi Glass Holdings Ltd.	234,000	206,998
Yue Yuen Industrial Holdings Ltd.	332,500	1,111,788

		16,200,738

COMMON STOCKS (continued)	Shares	Value (Note 2)

India
Dr Reddy’s Laboratories Ltd., ADR	6,982	$286,471
ICICI Bank Ltd., ADR	9,615	357,390
Infosys Ltd., ADR	5,235	296,301
Reliance Industries Ltd., GDR, 144A	2,757	79,802
Tata Motors Ltd., ADR	10,913	336,120
Wipro Ltd., ADR(a)	32,999	415,457

		1,771,541

Indonesia
Bank Mandiri Persero Tbk PT	585,500	378,942
Bank Negara Indonesia Persero Tbk PT	1,235,000	402,270
Bank Rakyat Indonesia Persero Tbk PT	587,500	351,161
Telekomunikasi Indonesia Persero Tbk PT	3,441,500	609,107

		1,741,480

Ireland — 0.5%
Glanbia PLC	122,595	1,932,032
Greencore Group PLC	293,935	1,085,439
Kerry Group PLC (Class A Stock)	36,163	2,512,356
Kingspan Group PLC	161,991	2,897,074
Paddy Power PLC	12,500	1,067,430
Shire PLC	152,636	7,193,344
Smurfit Kappa Group PLC	213,055	5,228,625

		21,916,300

Israel
Mizrahi Tefahot Bank Ltd.	31,165	407,923

Italy — 0.5%
A2A SpA	2,193,171	2,566,810
De’longhi SpA	103,279	1,682,915
Eni SpA	183,137	4,425,277
Gtech SpA	33,000	1,005,733
Mediolanum SpA	308,000	2,668,977
Prysmian SpA	32,900	847,082
Recordati SpA	32,549	468,667
Salvatore Ferragamo Italia SpA	19,000	722,746
Tod’s SpA	5,900	985,362
Unione di Banche Italiane ScpA	177,000	1,199,938
World Duty Free SpA*	85,900	1,080,102
Yoox SpA*	51,900	2,327,041

		19,980,650

Japan — 3.2%
Asahi Kasei Corp.	814,000	6,384,867
Central Japan Railway Co.	44,000	5,185,493
COMSYS Holdings Corp.	143,700	2,259,351
Daicel Corp.	93,000	757,933
Daihatsu Motor Co. Ltd.	104,400	1,770,912
Denki Kagaku Kogyo KK	173,000	715,058
ITOCHU Corp.	569,500	7,040,522
J Trust Co. Ltd.	53,900	770,861
Japan Airlines Co. Ltd.	125,200	6,176,277
JFE Holdings, Inc.	140,100	3,338,591
JX Holdings, Inc.	1,024,300	5,274,580
KDDI Corp.	174,500	10,751,865
Kewpie Corp.	91,400	1,269,417
Marubeni Corp.	454,000	3,268,380
Matsumotokiyoshi Holdings Co. Ltd.	45,300	1,579,477
Mitsubishi Corp.	288,900	5,546,279
Mitsubishi UFJ Financial Group, Inc.	542,400	3,601,209

SEE NOTES TO FINANCIAL STATEMENTS.

A207

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Japan (continued)
Mitsui & Co. Ltd.	525,800	$7,330,252
Mizuho Financial Group, Inc.	934,200	2,028,178
Namco Bandai Holdings, Inc.	185,200	4,111,900
Nippon Paper Industries Co. Ltd.	124,900	2,319,752
Nippon Telegraph & Telephone Corp.	188,100	10,131,141
Ricoh Co. Ltd.	405,000	4,307,102
Sekisui House Ltd.	314,000	4,393,866
Seven & I Holdings Co. Ltd.	45,200	1,799,703
Sumitomo Corp.	416,000	5,228,343
Sumitomo Mitsui Financial Group, Inc.	238,300	12,392,406
Sumitomo Osaka Cement Co. Ltd.	745,000	2,864,020
Toyo Suisan Kaisha Ltd.	90,000	2,703,670
Toyota Motor Corp.	152,700	9,310,896
TV Asahi Corp.	31,500	698,704
West Japan Railway Co.	99,700	4,319,848
Yokohama Rubber Co. Ltd. (The)	337,000	3,313,895

		142,944,748

Macau
MGM China Holdings Ltd.	33,200	142,092

Malaysia — 0.1%
AMMB Holdings Bhd	88,300	195,402
Hong Leong Financial Group Bhd	99,900	472,761
KLCC Property Holdings Bhd	179,000	319,692
MISC Bhd*	101,100	176,119
Tenaga Nasional Bhd	383,800	1,334,701
UMW Holdings Bhd	29,000	106,917

		2,605,592

Mexico — 0.1%
Alfa SAB de CV (Class A Stock)	208,600	585,067
America Movil SAB de CV (Class L Stock)	98,600	114,938
Banregio Grupo Financiero SAB de CV	26,000	154,528
Coca-Cola Femsa SAB de CV, ADR	1,648	200,677
Gruma SAB de CV (Class B Stock)*	71,800	543,209
Grupo Aeroportuario del Centro Norte SAB de CV, ADR*	7,850	209,595
Grupo Aeroportuario del Pacifico SAB de CV (Class B Stock)	39,900	213,305
Grupo Aeroportuario del Sureste SAB de CV, ADR	2,695	335,878
Industrias Bachoco SAB de CV, ADR	7,291	293,609

		2,650,806

Netherlands — 1.3%
Aegon NV	735,298	6,968,099
Akzo Nobel NV	36,387	2,821,676
ASML Holding NV	45,690	4,279,419
Brunel International NV	14,632	897,155
CNH Industrial NV*	847,026	9,654,162
Delta Lloyd NV	39,000	968,523
Heineken Holding NV	29,769	1,884,378
ING Groep NV, CVA*	170,917	2,387,469
Koninklijke DSM NV	74,188	5,838,501
Nutreco NV	63,373	3,151,198
Reed Elsevier NV	61,402	1,305,029
Royal Dutch Shell PLC (Class A Stock)	194,921	6,985,667
Royal Dutch Shell PLC (Class B Stock)	238,909	9,011,737
TNT Express NV	76,464	711,229

COMMON STOCKS (continued)	Shares	Value (Note 2)

Netherlands (continued)
Unit4 NV	46,900	$2,474,686

		59,338,928

Norway — 0.3%
DNB ASA	259,659	4,660,401
Marine Harvest ASA	2,824,171	3,444,988
Prosafe SE	100,700	779,054
Schibsted ASA	26,300	1,742,920
Storebrand ASA*	256,000	1,604,762
Tomra Systems ASA	70,900	660,454

		12,892,579

Panama
Copa Holdings SA (Class A Stock)	6,646	1,064,091

Peru
Credicorp Ltd.	2,516	333,949

Philippines
Alliance Global Group, Inc.	352,500	205,731
Universal Robina Corp.	203,930	520,941

		726,672

Poland
Cyfrowy Polsat SA*	29,286	192,630
Polski Koncern Naftowy Orlen SA	19,298	262,369
Polskie Gornictwo Naftowe I Gazownictwo SA	93,904	159,442
Tauron Polska Energia SA	68,221	98,869

		713,310

Puerto Rico
Popular, Inc.*	20,521	589,568

Russia — 0.2%
Gazprom Neft OAO, ADR(a)	39,819	899,909
Gazprom OAO, ADR	119,212	1,031,184
Lukoil OAO, ADR	18,223	1,150,236
Magnit OJSC, GDR	7,945	526,356
Mobile Telesystems OJSC, ADR	13,786	298,191
NovaTek OAO, GDR	4,120	500,280
Pharmstandard OJSC, GDR*	7,212	71,525
Rosneft OAO, GDR	29,483	225,742
Sberbank of Russia, ADR	115,526	1,452,162
Sistema JSFC, GDR, RegS	14,153	418,456
Surgutneftegas OAO, ADR	122,213	1,059,587
Tatneft OAO, ADR	23,673	903,954

		8,537,582

Singapore — 0.1%
ComfortDelGro Corp. Ltd.	103,000	164,696
DBS Group Holdings Ltd.	62,000	842,566
Ezion Holdings Ltd.	1,307,000	2,306,266
StarHub Ltd.	29,000	98,856
UOL Group Ltd.	381,000	1,875,249
Wing Tai Holdings Ltd.	242,000	378,020

		5,665,653

South Africa — 0.2%
Imperial Holdings Ltd.	25,135	486,050
Liberty Holdings Ltd.	65,124	756,016
Mondi Ltd.	59,192	1,014,471
Mpact Ltd.	71,758	184,012

SEE NOTES TO FINANCIAL STATEMENTS.

A208

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

South Africa (continued)
MTN Group Ltd.	76,037	$1,574,832
Netcare Ltd.	94,759	235,202
Omnia Holdings Ltd.	8,922	171,763
Sanlam Ltd.	148,167	752,945
Sappi Ltd.*	43,019	134,521
Sasol Ltd.	33,464	1,646,958
Steinhoff International Holdings Ltd.	145,639	627,497
Tongaat Hulett Ltd.	9,697	105,105
Vodacom Group Ltd.	24,495	310,566

		7,999,938

South Korea — 0.2%
Daeduck Electronics Co.	30,010	237,286
Dong-A Socio Holdings Co. Ltd.	1,407	196,965
Dongbu Insurance Co. Ltd.	3,523	187,709
Hana Financial Group, Inc.	8,400	350,006
Hanil Cement Co. Ltd.	1,995	160,949
Hankook Tire Worldwide Co. Ltd.	22,440	469,618
Hyundai Marine & Fire Insurance Co. Ltd.	3,770	116,150
Hyundai Mobis*	1,325	368,885
Hyundai Motor Co.	4,492	1,008,305
Kia Motors Corp.	8,806	468,933
Korea Electric Power Corp.*	14,970	494,401
KT Corp.*	6,140	183,941
Samsung Electronics Co. Ltd., GDR, RegS	3,265	2,122,320
SK Hynix, Inc.*	21,410	748,869
SK Innovation Co. Ltd.	2,267	304,810
SK Telecom Co. Ltd., ADR	40,353	993,491
Soulbrain Co. Ltd.	2,268	96,001
Woori Finance Holdings Co. Ltd.	9,720	122,791

		8,631,430

Spain — 0.7%
Almirall SA	9,563	155,853
Amadeus IT Holding SA (Class A Stock)	45,879	1,965,248
Bankinter SA	197,114	1,354,504
Bolsas y Mercados Espanoles SA	23,000	875,694
Distribuidora Internacional de Alimentacion SA	308,717	2,764,237
Enagas SA	94,248	2,461,941
Gamesa Corp. Tecnologica SA*	101,500	1,059,765
Gas Natural SDG SA	122,374	3,149,837
Inditex SA	48,631	8,029,552
Mapfre SA	434,899	1,865,456
Mediaset Espana Comunicacion SA*	78,400	905,802
Melia Hotels International SA(a)	98,614	1,267,143
Obrascon Huarte Lain SA	55,488	2,251,216
Repsol SA	182,918	4,615,609

		32,721,857

Sweden — 1.4%
Atlas Copco AB (Class A Stock)	181,621	5,042,899
Axis Communications AB	43,800	1,523,186
Betsson AB*	43,600	1,383,740
BioGaia AB (Class B Stock)	23,400	920,961
Elekta AB (Class B Stock)	187,103	2,863,262
Hennes & Mauritz AB (Class B Stock)	76,546	3,525,439
Hexagon AB (Class B Stock)	171,275	5,417,813
Hexpol AB	25,155	1,885,925
Investor AB (Class B Stock)	49,942	1,721,179

COMMON STOCKS (continued)	Shares	Value (Note 2)

Sweden (continued)
Net Entertainment NE AB (Class B Stock)*	76,100	$1,607,835
Nibe Industrier AB (Class B Stock)	60,900	1,372,933
Nordea Bank AB	298,471	4,024,224
Skandinaviska Enskilda Banken AB (Class A Stock)	468,450	6,188,821
Svenska Cellulosa AB (Class B Stock)	217,631	6,704,746
Swedbank AB (Class A Stock)	291,339	8,206,820
Swedish Match AB	84,920	2,730,271
Trelleborg AB (Class B Stock)	190,283	3,789,359
Wallenstam AB (Class B Stock)	90,300	1,365,651

		60,275,064

Switzerland — 1.4%
Burckhardt Compression Holding AG	2,570	1,126,473
Cie Financiere Richemont SA	91,678	9,158,400
Clariant AG*	156,915	2,872,025
DKSH Holding AG	12,548	976,206
GAM Holding AG*	33,800	658,100
Georg Fischer AG*	1,930	1,358,785
Interroll Holding AG*	1,800	988,734
Julius Baer Group Ltd.*	33,923	1,630,205
Lindt & Spruengli AG	516	2,325,919
Nestle SA	24,190	1,772,887
Roche Holding AG	68,811	19,275,769
Sika AG	767	2,733,164
Sulzer AG	4,600	743,274
Swiss Re AG*	124,906	11,514,891
Swissquote Group Holding SA	23,200	1,018,194
TE Connectivity Ltd.	31,280	1,723,841
Vetropack Holding AG	300	612,410

		60,489,277

Taiwan — 0.2%
Advanced Semiconductor Engineering, Inc., ADR(a)	69,528	333,734
Asustek Computer, Inc.	43,000	387,261
Chailease Holding Co. Ltd.	130,700	345,151
Chicony Electronics Co. Ltd.	117,160	295,000
China Bills Finance Corp.	242,000	95,002
Compeq Manufacturing Co. Ltd.	1,541,000	904,942
Fubon Financial Holding Co. Ltd.	632,000	926,912
Inotera Memories, Inc.*	407,000	301,628
Lite-On Technology Corp.	264,767	425,497
Mega Financial Holding Co. Ltd.	712,000	600,310
Ritek Corp.*	1,097,000	186,625
Taiwan Semiconductor Manufacturing Co. Ltd.	666,000	2,351,619
Taiwan Styrene Monomer*	246,000	174,333
Teco Electric and Machinery Co. Ltd.	338,000	388,286
Transcend Information, Inc.	88,000	253,413
Vanguard International Semiconductor Corp.	237,000	282,241
Winbond Electronics Corp.*	836,000	225,144

		8,477,098

Thailand — 0.1%
Advanced Info Service PCL	59,500	361,237
Delta Electronics Thailand PCL, NVDR	136,400	222,799
Kasikornbank PCL	82,500	400,421
Krung Thai Bank PCL	778,600	390,959
PTT Exploration & Production PCL	82,200	416,503

SEE NOTES TO FINANCIAL STATEMENTS.

A209

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Thailand (continued)
PTT Global Chemical PCL	236,400	$568,338
PTT PCL	58,600	510,030

		2,870,287

Turkey
Albaraka Turk Katilim Bankasi A/S*	139,552	100,034
Ford Otomotiv Sanayi A/S	14,317	151,402
Sekerbank TAS*	149,738	145,085
TAV Havalimanlari Holding A/S	57,156	411,508
Turk Hava Yollari	56,503	169,401
Turkcell Iletisim Hizmetleri A/S, ADR*	17,837	238,124
Turkiye Halk Bankasi A/S	56,514	319,727
Turkiye Sinai Kalkinma Bankasi A/S	273,486	233,063
Yazicilar Holding A/S (Class A Stock)	13,426	117,195

		1,885,539

Ukraine
MHP SA, RegS	13,424	230,222

United Kingdom — 4.5%
Abcam PLC	106,400	865,112
ASOS PLC*	6,300	641,898
Associated British Foods PLC	149,392	6,058,725
AstraZeneca PLC	139,070	8,250,641
Aveva Group PLC	84,382	3,028,837
Barclays PLC	1,903,701	8,608,355
Barratt Developments PLC	261,300	1,512,594
Berkeley Group Holdings PLC	73,924	3,259,195
BP PLC	1,571,248	12,733,637
British American Tobacco PLC	109,317	5,867,522
BT Group PLC	1,887,436	11,902,117
Bunzl PLC	89,676	2,155,021
Centrica PLC	724,907	4,180,288
Close Brothers Group PLC	53,288	1,213,438
Compass Group PLC	275,883	4,429,290
Croda International PLC	35,836	1,460,789
Delphi Automotive PLC	21,500	1,292,795
Dialight PLC	46,100	653,468
easyJet PLC	248,315	6,328,840
Elementis PLC	326,800	1,459,069
Genus PLC	56,800	1,222,716
Greene King PLC	71,424	1,043,362
Halma PLC	152,000	1,520,789
Hikma Pharmaceuticals PLC	97,500	1,942,127
HSBC Holdings PLC	405,456	4,449,559
IG Group Holdings PLC	150,000	1,532,451
J Sainsbury PLC	115,187	697,141
Ladbrokes PLC	368,416	1,094,864
Legal & General Group PLC	1,893,388	6,998,867
Lloyds Banking Group PLC*	3,855,585	5,059,277
Michael Page International PLC	193,900	1,569,607
Mondi PLC	327,795	5,690,062
Oxford Instruments PLC	28,799	844,099
Pace PLC	165,318	872,912
Paragon Group of Cos. PLC	132,427	814,656
Persimmon PLC*	100,700	2,070,322
Prudential_PLC	405,900	9,069,480
Reckitt Benckiser Group PLC	120,435	9,566,908
Restaurant Group PLC (The)	109,000	1,069,276
Rightmove PLC	36,900	1,675,806
Rotork PLC	76,514	3,642,003

COMMON STOCKS (continued)	Shares	Value (Note 2)

United Kingdom (continued)
SABMiller PLC	95,465	$4,914,093
Safestore Holdings PLC	166,136	442,934
Senior PLC	312,800	1,595,747
Spectris PLC	138,319	5,877,440
Spirax-Sarco Engineering PLC	85,239	4,230,503
Sports Direct International PLC*	147,276	1,748,365
St James’s Place PLC	376,787	4,554,202
Taylor Wimpey PLC	575,000	1,064,904
TUI Travel PLC	538,971	3,694,349
Victrex PLC	74,788	2,281,937
Vodafone Group PLC	1,873,861	7,377,789
WH Smith PLC(a)	63,846	1,060,165
William Hill PLC	651,611	4,343,879
WM Morrison Supermarkets PLC	659,786	2,856,106
WPP PLC	205,766	4,712,877

		199,103,205

United States — 31.8%
3M Co.	3,300	462,825
AbbVie, Inc.	124,151	6,556,414
ACE Ltd.	58,630	6,069,964
Activision Blizzard, Inc.	123,870	2,208,602
AerCap Holdings NV*	50,245	1,926,896
Aetna, Inc.	56,550	3,878,765
AGCO Corp.	9,290	549,875
AGL Resources, Inc.	26,000	1,227,980
Akamai Technologies, Inc.*(a)	64,475	3,041,931
Alaska Air Group, Inc.	75,441	5,535,106
Alliance Data Systems Corp.*(a)	8,720	2,292,750
Alliance Resource Partners LP(a)	19,757	1,521,289
Allied World Assurance Co. Holdings AG	29,865	3,369,071
Allstate Corp. (The)	152,605	8,323,077
Altisource Portfolio Solutions, SA*	26,643	4,226,379
Amdocs Ltd.	7,260	299,402
American Airlines Group, Inc.*(a)	114,081	2,880,545
American Electric Power Co., Inc.	187,047	8,742,577
American Express Co.	5,190	470,889
American International Group, Inc.	18,280	933,194
American Railcar Industries, Inc.(a)	28,878	1,321,169
American States Water Co.	56,326	1,618,246
Ameriprise Financial, Inc.	75,238	8,656,132
AmerisourceBergen Corp.	144,161	10,135,960
Amgen, Inc.	173,943	19,857,333
Amsurg Corp.*	14,080	646,554
Amtrust Financial Services, Inc.(a)	71,161	2,326,253
Anadarko Petroleum Corp.	24,810	1,967,929
Apple, Inc.	75,533	42,382,322
Archer-Daniels-Midland Co.	89,142	3,868,763
Arrow Electronics, Inc.*	82,908	4,497,759
Assurant, Inc.	33,860	2,247,288
AT&T, Inc.	696,152	24,476,704
Autodesk, Inc.*	61,170	3,078,686
AutoZone, Inc.*(a)	12,311	5,883,919
Avery Dennison Corp.	69,370	3,481,680
Avnet, Inc.	52,430	2,312,687
Axis Capital Holdings Ltd.	124,152	5,905,911
B/E Aerospace, Inc.*	26,982	2,348,243
Baker Hughes, Inc.	57,457	3,175,074
Bally Technologies, Inc.*	5,800	455,010
Bank of America Corp.	210,520	3,277,796

SEE NOTES TO FINANCIAL STATEMENTS.

A210

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (continued)
Benchmark Electronics, Inc.*	18,880	$435,750
Berkshire Hathaway, Inc. (Class B Stock)*	120,222	14,253,520
BlackRock, Inc.	16,921	5,354,989
Boeing Co. (The)	66,402	9,063,209
Booz Allen Hamilton Holding Corp.	51,008	976,803
BorgWarner, Inc.(a)	33,260	1,859,567
Broadridge Financial Solutions, Inc.	57,450	2,270,424
Brocade Communications Systems, Inc.*	141,880	1,258,476
CA, Inc.	128,855	4,335,971
Cameron International Corp.*	58,600	3,488,458
Capital One Financial Corp.	122,267	9,366,875
Caterpillar, Inc.	41,327	3,752,905
CBS Corp. (Class B Stock)	8,130	518,206
Celgene Corp.*	22,718	3,838,433
CenturyLink, Inc.	116,580	3,713,073
Chesapeake Energy Corp.(a)	36,030	977,854
Chevron Corp.	192,406	24,033,433
CIGNA Corp.	50,900	4,452,732
Cincinnati Financial Corp.	52,370	2,742,617
Cinemark Holdings, Inc.	65,180	2,172,449
Cintas Corp.(a)	42,040	2,505,164
Cisco Systems, Inc.	437,304	9,817,475
Citigroup, Inc.	218,418	11,381,762
Citrix Systems, Inc.*(a)	58,794	3,718,721
CMS Energy Corp.	299,071	8,006,131
Coca-Cola Co. (The)	22,550	931,541
Comcast Corp. (Class A Stock)	459,416	23,873,552
Comcast Corp. (Special Class A Stock)	87,113	4,345,196
Computer Sciences Corp.	44,672	2,496,271
ConocoPhillips	270,235	19,092,103
Consolidated Edison, Inc.	13,250	732,460
Cooper Cos., Inc. (The)	16,650	2,061,936
CoreLogic, Inc.*	106,498	3,783,874
Corning, Inc.	114,120	2,033,618
Cracker Barrel Old Country Store, Inc.	9,500	1,045,665
CVB Financial Corp.	28,490	486,324
CVR Energy, Inc.	70,977	3,082,531
CVS Caremark Corp.	142,057	10,167,019
Delek US Holdings, Inc.	53,542	1,842,380
Delta Air Lines, Inc.	15,690	431,004
Deluxe Corp.	71,799	3,747,190
Dillard’s, Inc. (Class A Stock)	77,886	7,571,298
Discover Financial Services	48,990	2,740,991
Dollar Tree, Inc.*(a)	42,240	2,383,181
Dover Corp.	26,530	2,561,206
DTE Energy Co.	113,109	7,509,306
Duke Energy Corp.	45,640	3,149,616
eBay, Inc.*(a)	127,425	6,994,358
Edison International	86,124	3,987,541
Edwards Lifesciences Corp.*	48,910	3,216,322
Electronics For Imaging, Inc.*	29,628	1,147,492
Eli Lilly & Co.	340,282	17,354,382
EMC Corp.	290,794	7,313,469
EnerSys, Inc.	87,944	6,163,995
EOG Resources, Inc.	6,640	1,114,458
EPL Oil & Gas, Inc.*	84,122	2,397,477
Everest Re Group Ltd.	47,779	7,447,313
Exxon Mobil Corp.	408,023	41,291,928
Fifth Third Bancorp	343,168	7,216,823
Fiserv, Inc.*	108,154	6,386,494

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (continued)
FleetCor Technologies, Inc.*	51,726	$6,060,735
Foot Locker, Inc.	15,860	657,238
Ford Motor Co.	78,830	1,216,347
Fortune Brands Home & Security, Inc.	28,390	1,297,423
Freeport-McMoRan Copper & Gold, Inc.	62,420	2,355,731
Gap, Inc. (The)	155,769	6,087,453
General Electric Co.	707,221	19,823,405
Genesco, Inc.*	8,380	612,243
Gilead Sciences, Inc.*	15,530	1,167,079
Goldman Sachs Group, Inc. (The)	61,073	10,825,800
Google, Inc. (Class A Stock)*	14,515	16,267,106
Graham Holdings Co. (Class B Stock)*	590	391,359
Grand Canyon Education, Inc.*	55,721	2,429,436
Green Mountain Coffee Roasters, Inc.*(a)	76,733	5,799,480
Halliburton Co.	27,600	1,400,700
HealthSouth Corp.	25,500	849,660
Heartland Payment Systems, Inc.	54,410	2,711,794
Helmerich & Payne, Inc.	42,112	3,540,777
Hershey Co. (The)	24,454	2,377,662
Hess Corp.	59,487	4,937,421
Hewlett-Packard Co.	29,730	831,845
HollyFrontier Corp.(a)	14,900	740,381
Home Depot, Inc. (The)	30,670	2,525,368
Home Loan Servicing Solutions Ltd.	132,181	3,036,198
Huntington Ingalls Industries, Inc.	25,774	2,319,918
Huron Consulting Group, Inc.*	7,610	477,299
Iconix Brand Group, Inc.*(a)	109,075	4,330,278
IDACORP, Inc.(a)	50,556	2,620,823
Intel Corp.	866,602	22,496,988
International Business Machines Corp.	89,918	16,865,919
International Paper Co.	36,750	1,801,853
Interparfums SA	24,000	1,034,184
Intuitive Surgical, Inc.*	8,020	3,080,322
J.M. Smucker Co. (The)	86,973	9,012,142
j2 Global, Inc.(a)	74,602	3,730,846
Jarden Corp.*	12,910	792,029
Jazz Pharmaceuticals PLC*(a)	3,580	453,085
JetBlue Airways Corp.*(a)	33,010	282,236
Johnson & Johnson	268,512	24,593,014
JPMorgan Chase & Co.	600,700	35,128,936
Kaiser Aluminum Corp.	6,400	449,536
KapStone Paper and Packaging Corp.*	35,163	1,964,205
Kimberly-Clark Corp.	63,301	6,612,422
Kohl’s Corp.	7,790	442,083
Korn/Ferry International*	18,250	476,690
Kroger Co. (The)	351,497	13,894,676
Lear Corp.	43,730	3,540,818
Legg Mason, Inc.(a)	57,990	2,521,405
Liberty Media Corp. (Class A Stock)*	17,760	2,600,952
Lincoln National Corp.	151,901	7,841,130
Lorillard, Inc.	13,720	695,330
LyondellBasell Industries NV (Class A Stock)	129,792	10,419,702
M&T Bank Corp.(a)	17,580	2,046,664
Macy’s, Inc.	123,943	6,618,556
Magellan Midstream Partners LP	11,885	751,964
Marathon Oil Corp.	122,190	4,313,307
Marriott Vacations Worldwide Corp.*	36,758	1,939,352
Marvell Technology Group Ltd.	276,663	3,978,414
Maxim Integrated Products, Inc.	115,293	3,217,828

SEE NOTES TO FINANCIAL STATEMENTS.

A211

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (continued)
MB Financial, Inc.	31,729	$1,018,184
McDonald’s Corp.	50,880	4,936,886
McKesson Corp.	42,012	6,780,737
Mead Johnson Nutrition Co.	42,346	3,546,901
Medtronic, Inc.	7,490	429,851
Mentor Graphics Corp.	49,600	1,193,872
Merck & Co., Inc.	33,470	1,675,174
MetLife, Inc.	93,585	5,046,103
MFA Financial, Inc.(a)	475,042	3,353,797
Micron Technology, Inc.*	279,970	6,092,147
Microsoft Corp.	627,044	23,470,257
Molson Coors Brewing Co. (Class B Stock)	98,123	5,509,606
Morgan Stanley	28,160	883,098
Motorola Solutions, Inc.	10,698	722,115
Murphy Oil Corp.	95,960	6,225,885
Mylan, Inc.*	229,872	9,976,445
National Oilwell Varco, Inc.	45,925	3,652,415
NCR Corp.*	18,420	627,385
NeuStar, Inc. (Class A Stock)*(a)	109,917	5,480,462
NextEra Energy, Inc.	76,430	6,543,937
NGL Energy Partners LP	13,400	462,300
NiSource, Inc.	56,280	1,850,486
Northrop Grumman Corp.	132,867	15,227,887
Nu Skin Enterprises, Inc. (Class A Stock)	3,900	539,058
Omnicare, Inc.	142,413	8,596,049
Oracle Corp.	281,870	10,784,346
O’Reilly Automotive, Inc.*(a)	14,230	1,831,543
Outerwall, Inc.*(a)	18,930	1,273,421
P.H. Glatfelter Co.	15,950	440,858
Packaging Corp. of America	34,900	2,208,472
PartnerRe Ltd.	44,832	4,726,638
PDL BioPharma, Inc.(a)	279,270	2,357,039
PennyMac Mortgage Investment Trust	75,614	1,736,097
PepsiCo, Inc.	50,965	4,227,037
Pfizer, Inc.	836,757	25,629,867
Philip Morris International, Inc.	8,160	710,981
Pinnacle West Capital Corp.	76,217	4,033,404
Plexus Corp.*	11,120	481,385
PNC Financial Services Group, Inc. (The)	98,226	7,620,373
PNM Resources, Inc.	77,062	1,858,735
Polaris Industries, Inc.(a)	6,170	898,599
Portland General Electric Co.	160,585	4,849,667
Praxair, Inc.	28,726	3,735,242
priceline.com, Inc.*	1,270	1,476,248
Principal Financial Group, Inc.	48,753	2,404,010
Procter & Gamble Co. (The)	130,553	10,628,320
Protective Life Corp.	48,932	2,478,895
Public Service Enterprise Group, Inc.	12,740	408,190
QUALCOMM, Inc.	218,345	16,212,116
Quanta Services, Inc.*	98,295	3,102,190
Questcor Pharmaceuticals, Inc.(a)	13,053	710,736
Raytheon Co.	24,920	2,260,244
ResMed, Inc.(a)	98,661	4,644,960
Reynolds American, Inc.	87,387	4,368,476
Rite Aid Corp.*	680,874	3,445,222
Rockwood Holdings, Inc.	35,360	2,543,091
Ryder System, Inc.	37,960	2,800,689
Safeway, Inc.	24,930	811,970
SanDisk Corp.(a)	36,730	2,590,934
SCANA Corp.	25,000	1,173,250

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (continued)
Schlumberger Ltd.	80,320	$7,237,635
Schweitzer-Mauduit International, Inc.	30,343	1,561,754
Sealed Air Corp.	27,940	951,357
SEI Investments Co.	53,395	1,854,408
Sensient Technologies Corp.	27,304	1,324,790
Service Corp. International	72,310	1,310,980
Skechers USA, Inc. (Class A Stock)*	13,280	439,966
SM Energy Co.	19,470	1,618,152
Snap-on, Inc.	24,370	2,669,002
Southwest Airlines Co.	137,470	2,589,935
Southwest Gas Corp.	18,850	1,053,904
Southwestern Energy Co.*	73,730	2,899,801
St. Jude Medical, Inc.	8,330	516,044
Starwood Hotels & Resorts Worldwide, Inc.	39,765	3,159,329
Starwood Property Trust, Inc.	177,794	4,924,894
SunTrust Banks, Inc.	26,880	989,453
Swift Transportation Co.*(a)	21,520	477,959
Syntel, Inc.*	15,641	1,422,549
TAL International Group, Inc.*(a)	72,772	4,173,474
Target Corp.	84,690	5,358,336
Tenneco, Inc.*	7,940	449,166
Terra Nitrogen Co. LP	2,907	410,178
Time Warner Cable, Inc.	113,857	15,427,624
Time Warner, Inc.(a)	254,412	17,737,605
TJX Cos., Inc.	63,735	4,061,832
Torchmark Corp.	38,186	2,984,236
Travelers Cos., Inc. (The)	112,716	10,205,307
Trinity Industries, Inc.	103,382	5,636,387
Tyson Foods, Inc. (Class A Stock)	228,471	7,644,640
U.S. Bancorp	222,470	8,987,788
UniFirst Corp.	6,350	679,450
Union Pacific Corp.	9,698	1,629,264
United Therapeutics Corp.*(a)	41,686	4,713,853
UnitedHealth Group, Inc.	153,227	11,537,993
Universal Corp.(a)	46,716	2,550,694
Universal Health Services, Inc. (Class B Stock)	13,090	1,063,693
Unum Group.	103,717	3,638,392
Urban Outfitters, Inc.*	88,146	3,270,217
URS Corp.	18,910	1,002,041
Valeant Pharmaceuticals International*	94,392	11,073,788
Valero Energy Corp.	40,780	2,055,312
Validus Holdings Ltd.	135,805	5,471,583
Vectren Corp.	22,000	781,000
Verint Systems, Inc.*	11,840	508,410
Verizon Communications, Inc.	280,368	13,777,284
Viacom, Inc. (Class B Stock)	13,830	1,207,912
Visa, Inc. (Class A Stock)(a)	6,520	1,451,874
Walgreen Co.	19,800	1,137,312
Wal-Mart Stores, Inc.	232,972	18,332,567
Walt Disney Co. (The)(a)	43,540	3,326,456
Waste Management, Inc.	58,460	2,623,100
WellPoint, Inc.	83,990	7,759,836
Wells Fargo & Co.	721,597	32,760,504
Westar Energy, Inc.(a)	66,630	2,143,487
Western Digital Corp.	83,091	6,971,335
Western Refining, Inc.(a)	49,252	2,088,777
Westlake Chemical Corp.	2,620	319,823
Whirlpool Corp.	35,420	5,555,981
Williams-Sonoma, Inc.	32,067	1,868,865

SEE NOTES TO FINANCIAL STATEMENTS.

A212

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)		Shares	Value (Note 2)

United States (continued)
Wintrust Financial Corp.		43,866	$2,023,100
Wynn Resorts Ltd.(a)		4,470	868,119
Xcel Energy, Inc.		127,230	3,554,806
Xerox Corp.		133,669	1,626,752

			1,416,878,154

TOTAL COMMON STOCKS (cost $2,297,400,178)			2,544,268,958

PREFERRED STOCKS — 0.5%
Brazil — 0.1%
AES Tiete SA (PRFC)		23,400	189,342
Banco Bradesco SA (PRFC)		76,300	940,793
Banco do Estado do Rio Grande do Sul SA (PRFC B)		28,200	150,607
Bradespar SA (PRFC)		12,800	136,070
Cia Energetica de Sao Paulo (PRFC B)		22,400	212,868
Itau Unibanco Holding SA (PRFC)		46,880	622,947
Itausa - Investimentos Itau SA (PFRC)		160,700	606,222
Petroleo Brasileiro SA (PRFC)		73,200	529,938
Vale SA (PRFC), ADR		55,447	776,812

			4,165,599

Germany — 0.3%
Fuchs Petrolub AG (PRFC)		31,431	3,079,183
Volkswagen AG (PRFC)(a)		42,617	11,993,270

			15,072,453

South Korea — 0.1%
Hyundai Motor Co. (PRFC)		9,303	1,103,506
Samsung Electronics Co. Ltd. (PRFC)		2,860	2,750,487
Samsung Electronics Co. Ltd. (PRFC), GDR		2,657	1,275,189

			5,129,182

TOTAL PREFERRED STOCKS (cost $20,111,194)			24,367,234

		Units
RIGHTS*
Spain
Repsol SA, expiring 01/09/14 (cost $122,601)		182,918	124,814

Interest Rate	Maturity Date	Principal Amount (000)#
CORPORATE BONDS — 9.6%
Australia — 0.1%
BHP Billiton Finance USA Ltd., Gtd. Notes
1.625%	02/24/17	$1,000	1,002,710
Westpac Banking Corp., Sr. Unsec’d. Notes, MTN
0.950%	01/12/16	4,000	4,006,848

			5,009,558

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Belgium — 0.1%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes
2.500%	07/15/22	$2,000	$1,849,936
5.375%	01/15/20	1,000	1,147,657
Delhaize Group SA, Gtd. Notes
5.700%	10/01/40	1,000	948,111

			3,945,704

Brazil — 0.1%
Petrobras Global Finance BV, Gtd. Notes
2.000%	05/20/16	3,000	2,997,627
Vale Overseas Ltd., Gtd. Notes
4.375%	01/11/22	2,000	1,943,186

			4,940,813

Canada — 0.5%
Barrick Gold Corp., Sr. Unsec’d. Notes
4.100%	05/01/23	1,000	903,891
Barrick North America Finance LLC, Gtd. Notes
4.400%	05/30/21	2,000	1,925,692
Royal Bank of Canada, Sr. Unsec’d. Notes, MTN
1.500%	01/16/18	3,000	2,941,407
Suncor Energy, Inc., Sr. Unsec’d. Notes
6.500%	06/15/38(a)	2,000	2,328,278
Teck Resources Ltd., Gtd. Notes
2.500%	02/01/18(a)	3,000	3,018,114
Thomson Reuters Corp., Sr. Unsec’d. Notes
4.300%	11/23/23(a)	3,000	3,012,900
TransCanada PipeLines Ltd., Sr. Unsec’d. Notes
3.800%	10/01/20	2,000	2,070,266
7.625%	01/15/39	1,000	1,334,750
Xstrata Finance Canada Ltd., Gtd. Notes, 144A
3.600%	01/15/17	2,500	2,607,673
4.250%	10/25/22	1,000	953,481

			21,096,452

China
CNOOC Curtis Funding No 1 Pty Ltd., Gtd. Notes, 144A
4.500%	10/03/23	1,200	1,190,975

France — 0.2%
BNP Paribas SA, Bank Gtd. Notes
3.250%	03/11/15	4,000	4,122,256
Orange SA, Sr. Unsec’d. Notes
2.750%	09/14/16	3,000	3,115,344

SEE NOTES TO FINANCIAL STATEMENTS.

A213

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
France (continued)
Total Capital International SA, Gtd. Notes
2.875%	02/17/22		$3,000	$2,852,868

				10,090,468

Germany — 0.1%
Daimler Finance North America LLC, Gtd. Notes, 144A
1.250%	01/11/16		2,000	2,001,412
Deutsche Telekom International Finance BV, Gtd. Notes
5.750%	03/23/16		950	1,043,065

				3,044,477

Israel
Teva Pharmaceutical Finance IV LLC, Gtd. Notes
2.250%	03/18/20		2,000	1,901,810

Japan — 0.1%
Nomura Holdings, Inc., Sr. Unsec’d. Notes
5.000%	03/04/15		3,000	3,134,070
Toyota Motor Credit Corp., Sr. Unsec’d. Notes, MTN
1.250%	10/05/17		2,000	1,963,352

				5,097,422

Mexico — 0.1%
America Movil SAB de CV, Gtd. Notes
2.375%	09/08/16		3,000	3,087,510

Netherlands — 0.2%
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Bank Gtd. Notes
3.950%	11/09/22		3,000	2,906,970
4.625%	12/01/23		3,000	3,021,054
Koninklijke Philips NV, Sr. Unsec’d. Notes
5.750%	03/11/18		2,000	2,288,072
Shell International Finance BV, Gtd. Notes
6.375%	12/15/38		2,000	2,483,978

				10,700,074

Spain — 0.1%
Telefonica Emisiones SAU, Gtd. Notes
3.992%	02/16/16	(a)	4,000	4,201,592
7.045%	06/20/36		1,000	1,102,340

				5,303,932

Switzerland — 0.2%
Credit Suisse, Sr. Unsec’d. Notes
5.300%	08/13/19		3,000	3,367,614
UBS AG, Sr. Unsec’d. Notes
5.750%	04/25/18		2,900	3,329,345

				6,696,959

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United Kingdom — 0.6%
Anglo American Capital PLC, Gtd. Notes, 144A
2.625%	04/03/17		$3,000	$3,023,163
AstraZeneca PLC, Sr. Unsec’d. Notes
6.450%	09/15/37		1,000	1,194,099
BP Capital Markets PLC, Gtd. Notes
3.125%	10/01/15		2,000	2,089,498
3.245%	05/06/22		2,000	1,938,524
Diageo Capital PLC, Gtd. Notes
3.875%	04/29/43		1,000	860,137
GlaxoSmithKline Capital, Inc., Gtd. Notes
6.375%	05/15/38		2,000	2,447,898
HSBC Holdings PLC, Sub. Notes
6.500%	09/15/37		4,000	4,730,944
Rio Tinto Finance USA Ltd., Gtd. Notes
5.200%	11/02/40		2,000	2,060,130
Royal Bank of Scotland PLC (The), Bank Gtd. Notes
4.375%	03/16/16		3,000	3,201,570
Standard Chartered PLC, Sub. Notes, 144A
5.200%	01/26/24	(a)	3,000	2,993,985
Vodafone Group PLC, Sr. Unsec’d. Notes
2.950%	02/19/23		3,000	2,736,030

				27,275,978

United States — 7.2%
21st Century Fox America, Inc., Gtd. Notes
6.200%	12/15/34		2,000	2,213,930
3M Co., Sr. Unsec’d. Notes
1.375%	09/29/16		3,000	3,044,625
Altria Group, Inc., Gtd. Notes
4.500%	05/02/43		1,000	883,580
4.750%	05/05/21		3,000	3,219,483
Amazon.com, Inc., Sr. Unsec’d. Notes
0.650%	11/27/15	(a)	2,000	1,999,100
American Express Co., Sr. Unsec’d. Notes
4.050%	12/03/42		1,500	1,319,737
American Express Credit Corp., Sr. Unsec’d. Notes, MTN
2.375%	03/24/17		3,000	3,083,634
American International Group, Inc., Sr. Unsec’d. Notes
3.800%	03/22/17		3,000	3,203,697
Amgen, Inc., Sr. Unsec’d. Notes
2.500%	11/15/16		3,000	3,104,865

SEE NOTES TO FINANCIAL STATEMENTS.

A214

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
3.875%	11/15/21	$3,000	$3,081,570
Anadarko Petroleum Corp., Sr. Unsec’d. Notes
5.950%	09/15/16	2,000	2,228,130
Apple, Inc., Sr. Unsec’d. Notes
3.850%	05/04/43	2,000	1,670,850
AT&T, Inc., Sr. Unsec’d. Notes
2.400%	08/15/16	3,000	3,085,038
2.500%	08/15/15	1,500	1,540,044
5.350%	09/01/40	3,000	2,968,296
5.800%	02/15/19	2,000	2,292,718
Bank of America Corp., Sr. Unsec’d. Notes
5.625%	07/01/20	3,000	3,428,139
Sr. Unsec’d. Notes, MTN
6.400%	08/28/17	3,000	3,458,718
Bank of New York Mellon Corp. (The), Sr. Unsec’d. Notes
3.550%	09/23/21	2,000	2,046,282
Sr. Unsec’d. Notes, MTN
2.300%	07/28/16	2,000	2,065,554
Bear Stearns Cos. LLC (The), Sr. Unsec’d. Notes
5.700%	11/15/14	3,000	3,133,563
Berkshire Hathaway, Inc., Sr. Unsec’d. Notes
4.500%	02/11/43	2,000	1,848,892
Boeing Co. (The), Sr. Unsec’d. Notes
4.875%	02/15/20	3,000	3,344,808
Bristol-Myers Squibb Co., Sr. Unsec’d. Notes
1.750%	03/01/19	2,000	1,952,856
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes
5.650%	05/01/17	3,000	3,364,533
Caterpillar Financial Services Corp., Sr. Unsec’d. Notes
2.050%	08/01/16	3,000	3,079,608
CBS Corp., Gtd. Notes
4.850%	07/01/42	1,000	901,051
Chevron Corp., Sr. Unsec’d. Notes
2.355%	12/05/22	2,500	2,273,970
Cisco Systems, Inc., Sr. Unsec’d. Notes
4.450%	01/15/20	3,000	3,272,004
Citigroup, Inc., Sub. Notes
6.125%	08/25/36	2,000	2,132,340
Coca-Cola Co. (The), Sr. Unsec’d. Notes
1.500%	11/15/15	3,000	3,056,577
Comcast Corp., Gtd. Notes
5.900%	03/15/16	2,000	2,208,778

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
6.450%	03/15/37	$2,000	$2,321,086
ConocoPhillips, Gtd. Notes
6.500%	02/01/39	2,000	2,508,034
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes
5.700%	06/15/40	2,000	2,269,664
CVS Caremark Corp., Sr. Unsec’d. Notes
4.000%	12/05/23	3,000	2,993,652
Deere & Co., Sr. Unsec’d. Notes
2.600%	06/08/22	1,000	935,066
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes
3.500%	03/01/16	2,000	2,099,378
6.375%	03/01/41	2,000	2,073,714
Discovery Communications LLC, Gtd. Notes
6.350%	06/01/40	1,000	1,106,433
Dow Chemical Co. (The), Sr. Unsec’d. Notes
7.375%	11/01/29	3,000	3,855,339
DTE Energy Co., Sr. Unsec’d. Notes
3.850%	12/01/23	3,000	2,961,969
Duke Energy Carolinas LLC, Sr. Unsec’d. Notes
6.100%	06/01/37	1,500	1,715,919
Duke Energy Corp., Sr. Unsec’d. Notes
1.625%	08/15/17	3,000	2,981,040
3.050%	08/15/22	1,000	949,848
Enterprise Products Operating LLC, Gtd. Notes
3.200%	02/01/16	2,000	2,086,264
4.450%	02/15/43	2,000	1,766,632
Exelon Generation Co. LLC, Sr. Unsec’d. Notes
4.000%	10/01/20	2,000	1,999,226
4.250%	06/15/22	2,000	1,916,796
Fedex Corp., Gtd. Notes
4.100%	04/15/43	1,500	1,276,147
Florida Power & Light Co., First Mortgage
3.800%	12/15/42	3,000	2,620,272
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes
2.375%	01/16/18	2,000	2,019,920
2.750%	05/15/15	2,000	2,051,684
3.000%	06/12/17	4,000	4,157,272
General Electric Capital Corp., Sr. Unsec’d. Notes
1.625%	07/02/15(a)	3,000	3,048,753
2.250%	11/09/15	3,000	3,091,833
Sr. Unsec’d. Notes, MTN
5.625%	05/01/18(a)	3,000	3,445,104
5.875%	01/14/38	2,000	2,278,228

SEE NOTES TO FINANCIAL STATEMENTS.

A215

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Sub. Notes
5.300%	02/11/21	$3,000	$3,355,860
Georgia Power Co., Sr. Unsec’d. Notes
2.850%	05/15/22	3,000	2,831,181
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes
2.900%	07/19/18	1,000	1,017,674
5.250%	07/27/21	3,000	3,284,526
6.150%	04/01/18	4,000	4,586,708
6.250%	02/01/41	1,500	1,728,600
Sr. Unsec’d. Notes, MTN
1.600%	11/23/15	2,000	2,021,496
Halliburton Co., Sr. Unsec’d. Notes
3.250%	11/15/21	2,000	1,978,606
Health Care REIT, Inc., Sr. Unsec’d. Notes
2.250%	03/15/18	2,000	1,977,304
Hewlett-Packard Co., Sr. Unsec’d. Notes
2.600%	09/15/17(a)	2,000	2,032,090
4.650%	12/09/21	1,000	1,029,676
Home Depot, Inc. (The), Sr. Unsec’d. Notes
5.875%	12/16/36	2,000	2,307,796
Honeywell International, Inc., Sr. Unsec’d. Notes
5.000%	02/15/19	1,000	1,123,636
Illinois Tool Works, Inc., Sr. Unsec’d. Notes
4.875%	09/15/41	2,000	1,969,996
Intel Corp., Sr. Unsec’d. Notes
4.800%	10/01/41	1,000	975,235
International Business Machines Corp., Sr. Unsec’d. Notes
1.250%	02/06/17	2,000	1,994,794
7.000%	10/30/25	1,000	1,254,967
Johnson & Johnson, Sr. Unsec’d. Notes
4.850%	05/15/41	1,500	1,571,184
5.950%	08/15/37	1,000	1,182,714
JPMorgan Chase & Co., Sr. Unsec’d. Notes
4.250%	10/15/20	3,000	3,180,111
6.000%	01/15/18	3,000	3,454,431
Sr. Unsec’d. Notes, MTN
1.875%	03/20/15	3,000	3,040,554
Kellogg Co., Sr. Unsec’d. Notes
3.250%	05/21/18	1,000	1,039,969
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes
3.500%	03/01/16	2,000	2,091,934
5.125%	11/15/14	1,800	1,869,746
Sr. Unsec’d. Notes, MTN
6.950%	01/15/38	1,000	1,148,798

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Kraft Foods Group, Inc., Sr. Unsec’d. Notes
5.375%	02/10/20	$2,000	$2,256,404
Lockheed Martin Corp., Sr. Unsec’d. Notes
2.125%	09/15/16	1,000	1,025,988
Lowe’s Cos., Inc., Sr. Unsec’d. Notes
4.650%	04/15/42	2,000	1,934,208
McDonald’s Corp., Sr. Unsec’d. Notes, MTN
2.625%	01/15/22	3,000	2,858,970
Medco Health Solutions, Inc., Gtd. Notes
2.750%	09/15/15	2,000	2,064,544
Merck & Co., Inc., Gtd. Notes
6.500%	12/01/33	3,000	3,740,271
MetLife, Inc., Sr. Unsec’d. Notes
6.750%	06/01/16	3,000	3,411,093
Microsoft Corp., Sr. Unsec’d. Notes
4.500%	10/01/40	1,000	949,972
Morgan Stanley, Sr. Unsec’d. Notes, MTN
5.500%	07/28/21	3,000	3,352,374
Sub. Notes, MTN
4.100%	05/22/23(a)	2,500	2,419,377
NBCUniversal Media LLC, Gtd. Notes
5.150%	04/30/20	2,000	2,235,492
Norfolk Southern Corp., Sr. Unsec’d. Notes
5.750%	01/15/16	3,000	3,277,530
Oracle Corp., Sr. Unsec’d. Notes
5.750%	04/15/18	2,000	2,311,136
Pacific Gas & Electric Co., Sr. Unsec’d. Notes
4.500%	12/15/41	3,000	2,820,549
PacifiCorp, First Mortgage
2.950%	02/01/22	3,000	2,883,540
PepsiCo, Inc., Sr. Unsec’d. Notes
3.125%	11/01/20	2,000	2,002,296
5.500%	01/15/40	1,000	1,086,947
Philip Morris International, Inc., Sr. Unsec’d. Notes
1.625%	03/20/17	2,000	2,002,412
2.500%	05/16/16	2,200	2,283,142
3.875%	08/21/42	1,000	846,493
PNC Bank NA, Sub. Notes
2.700%	11/01/22	2,000	1,812,934
Praxair, Inc., Sr. Unsec’d. Notes
3.550%	11/07/42	1,000	811,890

SEE NOTES TO FINANCIAL STATEMENTS.

A216

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Pride International, Inc., Gtd. Notes
6.875%	08/15/20	$2,000	$2,394,754
Procter & Gamble Co. (The), Sr. Unsec’d. Notes
5.550%	03/05/37	2,000	2,286,044
Raytheon Co., Sr. Unsec’d. Notes
2.500%	12/15/22	2,000	1,822,010
Republic Services, Inc., Gtd. Notes
3.550%	06/01/22(a)	2,000	1,928,468
Sempra Energy, Sr. Unsec’d. Notes
4.050%	12/01/23	3,000	2,962,302
Simon Property Group LP, Sr. Unsec’d. Notes
5.650%	02/01/20	3,000	3,410,931
Stanley Black & Decker, Inc., Jr. Sub. Notes
5.750%	12/15/53(a)	2,000	2,105,000
State Street Corp., Sub. Notes
3.100%	05/15/23	2,000	1,859,614
Target Corp., Sr. Unsec’d. Notes
2.900%	01/15/22	2,000	1,918,514
Time Warner Cable, Inc., Gtd. Notes
4.000%	09/01/21	3,000	2,786,259
Time Warner, Inc., Gtd. Notes
4.875%	03/15/20(a)	3,000	3,288,246
Travelers Cos. Inc. (The), Sr. Unsec’d. Notes
5.350%	11/01/40	2,000	2,156,950
Union Pacific Corp., Sr. Unsec’d. Notes
2.750%	04/15/23	3,000	2,745,297
United Parcel Service, Inc., Sr. Unsec’d. Notes
3.125%	01/15/21	3,000	3,003,600
United Technologies Corp., Sr. Unsec’d. Notes
4.500%	06/01/42	1,000	971,087
UnitedHealth Group, Inc., Sr. Unsec’d. Notes
6.000%	02/15/18	3,000	3,465,942
Verizon Communications, Inc., Sr. Unsec’d. Notes
3.500%	11/01/21	3,000	2,978,421
3.650%	09/14/18	5,000	5,292,820
3.850%	11/01/42	2,000	1,633,608
6.550%	09/15/43	1,000	1,169,959
Virginia Electric and Power Co., Sr. Unsec’d. Notes
6.000%	05/15/37	1,900	2,219,584

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Wachovia Corp., Sub. Notes
5.500%	08/01/35	$2,000	$2,065,358
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes
6.500%	08/15/37	2,000	2,501,860
Walt Disney Co. (The), Sr. Unsec’d. Notes, MTN
2.350%	12/01/22(a)	2,000	1,817,170
WellPoint, Inc., Sr. Unsec’d. Notes
2.375%	02/15/17	3,000	3,036,876
4.650%	01/15/43	2,000	1,851,604
Wells Fargo & Co., Sr. Unsec’d. Notes
1.500%	07/01/15	3,000	3,042,186
Sub. Notes
3.450%	02/13/23	3,000	2,836,305
Williams Cos., Inc. (The), Sr. Unsec’d. Notes
7.500%	01/15/31	1,000	1,056,965
Xcel Energy, Inc., Sr. Unsec’d. Notes
4.800%	09/15/41	2,000	1,947,576
Xerox Corp., Sr. Unsec’d. Notes
2.750%	03/15/19	3,000	2,973,291

			319,001,992

TOTAL CORPORATE BONDS (cost $449,964,198)			428,384,124

FOREIGN GOVERNMENT BONDS — 4.3%
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes
4.875%	01/22/21	3,500	3,692,500
5.875%	01/15/19	2,500	2,800,000
7.125%	01/20/37	2,200	2,519,000
8.250%	01/20/34	3,800	4,854,500
8.750%	02/04/25	1,200	1,599,000
8.875%	04/15/24	2,000	2,664,000
11.000%	08/17/40	900	1,021,500
Bulgaria Government International Bond (Bulgaria), Sr. Unsec’d. Notes, 144A
8.250%	01/15/15	900	967,590
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes
4.375%	07/12/21	2,600	2,678,000
6.125%	01/18/41	1,500	1,605,000
7.375%	01/27/17	1,200	1,386,000
7.375%	03/18/19	1,200	1,442,400
7.375%	09/18/37	1,100	1,350,250
8.125%	05/21/24	1,100	1,413,500
Croatia Government International Bond (Croatia), Sr. Unsec’d. Notes, 144A
6.000%	01/26/24(a)	2,700	2,679,750
6.250%	04/27/17	900	958,500
6.750%	11/05/19	1,300	1,407,250

SEE NOTES TO FINANCIAL STATEMENTS.

A217

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
Ecuador Government International Bond (Ecuador), Notes, 144A
9.375%	12/15/15	$1,750	$1,846,250
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes
5.750%	11/22/23	2,400	2,412,000
6.250%	01/29/20	2,800	3,020,500
7.625%	03/29/41	1,400	1,531,250
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A
3.750%	04/25/22	4,000	3,605,000
5.250%	01/17/42	1,900	1,629,250
5.875%	03/13/20	2,200	2,325,400
6.875%	03/09/17	1,200	1,332,000
6.875%	01/17/18	1,800	2,013,300
7.500%	01/15/16	800	880,000
7.750%	01/17/38	1,800	2,031,750
8.500%	10/12/35	1,600	1,932,000
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes
3.625%	03/15/22	3,000	3,000,000
5.125%	01/15/20	3,100	3,434,800
5.625%	01/15/17	2,700	3,017,250
5.750%	10/12/10	1,600	1,480,000
6.050%	01/11/40(a)	2,600	2,827,500
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44(a)	3,300	2,974,125
6.750%	09/27/34	2,700	3,186,000
8.300%	08/15/31	900	1,215,000
Panama Government International Bond (Panama), Sr. Unsec’d. Notes
6.700%	01/26/36	1,400	1,564,500
8.875%	09/30/27	1,700	2,265,250
9.375%	04/01/29	1,200	1,665,000
Peruvian Government International Bond (Peru), Sr. Unsec’d. Notes
5.625%	11/18/50	1,100	1,100,000
6.550%	03/14/37	800	920,000
7.125%	03/30/19	800	967,000
7.350%	07/21/25	1,300	1,638,000
8.375%	05/03/16	1,100	1,272,150
8.750%	11/21/33	1,300	1,849,250
Philippine Government International Bond (Philippines), Sr. Unsec’d. Notes
4.000%	01/15/21	2,400	2,490,000
5.000%	01/13/37	1,100	1,144,000
5.500%	03/30/26	2,000	2,205,000
6.375%	10/23/34	2,000	2,380,000
7.750%	01/14/31	1,800	2,369,250
8.375%	06/17/19	1,400	1,785,000
9.375%	01/18/17	800	977,000
9.500%	02/02/30	1,800	2,693,250
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, 144A
6.750%	02/07/22	2,500	2,837,500
Russian Foreign Bond – Eurobond (Russia), Sr. Unsec’d. Notes, 144A
3.625%	04/29/15	1,200	1,239,000
4.500%	04/04/22	2,800	2,835,000
5.000%	04/29/20	2,000	2,139,000

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
5.625%	04/04/42	$2,000	$1,990,000
7.500%	03/31/30	6,650	7,747,997
11.000%	07/24/18	2,800	3,773,560
12.750%	06/24/28	1,500	2,538,750
South Africa Government International Bond (South Africa), Sr. Unsec’d. Notes
4.665%	01/17/24	1,000	956,250
5.500%	03/09/20	1,200	1,278,000
5.875%	05/30/22	600	642,750
6.250%	03/08/41	700	725,410
6.875%	05/27/19	1,700	1,944,375
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes
5.625%	03/30/21	2,900	2,911,600
6.750%	04/03/18	2,600	2,823,600
6.750%	05/30/40	1,200	1,160,400
6.875%	03/17/36	2,400	2,354,400
7.000%	06/05/20	3,900	4,256,850
7.250%	03/05/38	1,300	1,337,700
7.375%	02/05/25	4,000	4,318,000
7.500%	07/14/17	2,600	2,902,900
11.875%	01/15/30	1,300	1,939,600
Unsec’d. Notes
6.000%	01/14/41	1,800	1,580,400
Ukraine Government International Bond (Ukraine), Sr. Unsec’d. Notes, 144A
6.875%	09/23/15	2,500	2,435,000
7.950%	02/23/21	3,000	2,767,500
9.250%	07/24/17	2,500	2,492,700
Venezuela Government International Bond (Venezuela), Sr. Unsec’d. Notes
8.500%	10/08/14(a)	4,600	4,491,900
9.250%	09/15/27	8,000	6,188,000
9.375%	01/13/34	8,000	5,932,000

TOTAL FOREIGN GOVERNMENT BONDS (cost $213,810,509)			190,556,907

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.0%
Federal Home Loan Mortgage Corp., Notes
1.000%	06/29/17(a)	20,000	19,880,040
Federal National Mortgage Assoc., Notes
1.375%	11/15/16(a)	23,000	23,385,940

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $43,834,980)			43,265,980

U.S. TREASURY OBLIGATIONS — 11.9%
U.S. Treasury Bonds
3.125%	02/15/43	15,100	12,929,375
4.375%	05/15/41	17,000	18,445,000
4.500%	05/15/38	12,900	14,302,875
5.375%	02/15/31	6,000	7,352,814
6.875%	08/15/25(a)	6,000	8,169,372
7.625%	11/15/22(a)	15,000	20,787,885
7.875%	02/15/21(k)	12,000	16,327,500
U.S. Treasury Notes
0.250%	03/31/15(a)	24,000	24,013,128
0.375%	03/15/15-03/15/16(a)	44,700	44,719,889
0.750%	02/28/18(a)	25,000	24,341,800

SEE NOTES TO FINANCIAL STATEMENTS.

A218

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

U.S. TREASURY OBLIGATIONS (continued)
0.875%	07/31/19		$6,000	$5,649,846
1.000%	09/30/16-03/31/17		30,000	30,161,730
1.000%	06/30/19	(k)	23,000	21,871,574
1.125%	03/31/20		19,000	17,803,589
1.375%	11/30/15		21,000	21,406,056
1.750%	07/31/15		21,000	21,489,720
1.875%	10/31/17		22,000	22,550,000
2.000%	02/15/23		19,100	17,718,230
2.125%	11/30/14-08/31/20		42,100	42,776,053
2.250%	07/31/18	(a)	24,000	24,740,616
2.750%	05/31/17		18,000	19,057,500
3.000%	02/28/17	(a)	16,000	17,050,000
3.125%	05/15/19		15,000	15,984,375
4.125%	05/15/15		20,000	21,064,060
4.250%	08/15/15	(k)	20,200	21,490,113
4.625%	11/15/16		16,700	18,537,000

TOTAL U.S. TREASURY OBLIGATIONS (cost $550,822,603)				530,740,100

TOTAL LONG-TERM INVESTMENTS (cost $3,576,066,263)				3,761,708,117

			Shares
SHORT-TERM INVESTMENT — 19.4%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $866,442,270; includes $223,871,852 of cash collateral for securities on loan)(b)(w)(Note 4)			866,442,270	866,442,270

TOTAL INVESTMENTS — 103.8% (cost $4,442,508,533)				4,628,150,387
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (3.8)%				(170,824,696)

NET ASSETS — 100.0%				$4,457,325,691

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered withing the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
ADR	American Depositary Receipt
ASX	Australian Securities Exchange
CNX	CRISIL NSE Index
CVA	Certificate Van Aandelen (Bearer)
FTSE	Financial Times Stock Exchange
GDR	Global Depositary Receipt
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
NVDR	Non-voting Depositary Receipt
PRFC	Preference Shares
REIT	Real Estate Investment Trust
SGX	Singapore Exchange
SPI	Swiss Performance Index
STOXX	Stock Index of Eurozone
TOPIX	Tokyo Stock Price Index
TSX	Toronto Stock Exchange
UTS	Unit Trust Security
EUR	Euro
JPY	Japanese Yen

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $218,460,535; cash collateral of $223,871,852 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A219

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Financial futures contracts open at December 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)(1)
Long Positions:
540	2 Year U.S. Treasury Notes	Mar. 2014	$118,934,766	$118,698,750	$(236,016)
287	5 Year U.S. Treasury Notes	Mar. 2014	34,680,336	34,242,688	(437,648)
278	10 Year U.S. Treasury Notes	Mar. 2014	34,828,977	34,207,031	(621,946)
206	30 Year U.S. Ultra Treasury Bonds	Mar. 2014	28,425,688	28,067,500	(358,188)
33	ASX SPI 200 Index	Mar. 2014	3,731,082	3,917,452	186,370
1,451	Euro STOXX 50	Mar. 2014	59,245,673	62,040,281	2,794,608
319	FTSE 100 Index	Mar. 2014	34,120,214	35,379,587	1,259,373
351	German Midcap Stock Index	Mar. 2014	39,091,656	40,162,918	1,071,262
252	S&P 500 Index	Mar. 2014	112,165,200	115,989,300	3,824,100
30	S&P/TSX 60 Index	Mar. 2014	4,259,336	4,410,826	151,490
400	SGX CNX Nifty Index	Jan. 2014	5,091,200	5,080,800	(10,400)
55	TOPIX Index	Mar. 2014	6,538,790	6,802,535	263,745

					7,886,750

Short Position:
835	Mini MSCI Emerging Markets Index	Mar. 2014	41,322,885	42,451,400	(1,128,515)

					$6,758,235

(1)	Cash of $11,831,162 and U.S. Treasury Securities with a market value of $26,951,175 have been segregated to cover requirement for open futures contracts as of December 31, 2013.

Forward foreign currency exchange contracts outstanding at December 31, 2013:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Euro,
Expiring 01/06/14	Bank of New York Mellon	EUR	5,000	$6,863,045	$6,878,497	$15,452
Expiring 01/06/14	Bank of New York Mellon	EUR	5,000	6,881,001	6,878,497	(2,504)
Expiring 06/02/14	Bank of New York Mellon	EUR	5,000	6,839,241	6,878,869	39,628

				$20,583,287	$20,635,863	$52,576

				Value at
		Notional		Settlement		Unrealized
		Amount		Date	Current	Appreciation
Sale Contracts	Counterparty	(000)		Receivable	Value	(Depreciation)
Euro,
Expiring 01/06/14	Bank of New York Mellon	EUR	30,000	$40,696,982	$41,270,981	$(573,999)
Japanese Yen,
Expiring 01/24/14	Bank of New York Mellon	JPY	10,000,000	97,600,968	94,968,853	2,632,115
Expiring 01/24/14	Bank of New York Mellon	JPY	1,000,000	9,688,965	9,496,885	192,080

				$147,986,915	$145,736,719	$2,250,196

Total Return swap agreements outstanding at December 31, 2013:

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Barclays Capital Group	10/02/14	$10,000	Receive fixed payments on the Dow-Jones-UBS Total Return Index and pay variable payments based on market fluctuations	$(144,640)	$61	$(144,701)

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A220

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves,prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Argentina	$296,454	$—	$—
Australia	—	34,977,649	—
Austria	1,488,549	3,392,504	—
Belgium	—	7,560,891	—
Bermuda	456,579	—	—
Brazil	8,995,682	—	—
Canada	86,290,598	—	—
Chile	488,457	—	—
China	1,218,608	19,979,725	—
Colombia	1,027,557	—	—
Czech Republic	—	276,359	—
Denmark	7,068,485	30,633,127	—
Finland	1,513,000	15,063,144	—
France	7,137,264	101,483,729	—
Germany	—	112,913,079	—
Greece	—	2,221,245	—
Hong Kong	1,433,820	14,766,918	—
India	1,771,541	—	—
Indonesia	—	1,741,480	—
Ireland	8,426,901	13,489,399	—
Israel	—	407,923	—
Italy	2,065,464	17,915,186	—
Japan	—	142,944,748	—
Macau	—	142,092	—
Malaysia	319,692	2,285,900	—
Mexico	2,650,806	—	—
Netherlands	12,128,848	47,210,080	—
Norway	660,454	12,232,125	—
Panama	1,064,091	—	—
Peru	333,949	—	—
Philippines	—	726,672	—
Poland	—	713,310	—
Puerto Rico	589,568	—	—
Russia	8,537,582	—	—
Singapore	—	5,665,653	—
South Africa	771,446	7,228,492	—
South Korea	3,115,811	5,515,619	—
Spain	—	32,721,857	—
Sweden	1,372,933	58,902,131	—
Switzerland	7,795,571	52,693,706	—
Taiwan	428,736	8,048,362	—
Thailand	2,247,067	623,220	—
Turkey	238,124	1,647,415	—
Ukraine	230,222	—	—
United Kingdom	3,254,309	195,848,896	—
United States	1,415,843,970	1,034,184	—
Preferred Stocks:
Brazil	4,165,599	—	—
Germany	—	15,072,453	—
South Korea	1,275,189	3,853,993	—
Rights:
Spain	124,814	—	—
Corporate Bonds	—	428,384,124	—

SEE NOTES TO FINANCIAL STATEMENTS.

A221

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

	Level 1	Level 2	Level 3
Foreign Government Bonds	$—	$190,556,907	$—
U.S. Government Agency Obligations	—	43,265,980	—
U.S. Treasury Obligations	—	530,740,100	—
Affiliated Money Market Mutual Fund	866,442,270	—	—
Other Financial Instruments*
Futures	6,758,235	—	—
Foreign Forward Currency Contracts	—	2,302,772	—
Total Return Swap	—	(144,701)	—

Total	$2,470,028,245	$2,167,038,448	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows (unaudited):

Affiliated Money Market Mutual Fund (5.0% represents investments purchased with collateral from securities on loan)	19.4%
U.S. Treasury Obligations	11.9
Commercial Banks	4.8
Oil, Gas & Consumable Fuels	4.7
Foreign Government Bonds	4.3
Insurance	3.7
Pharmaceuticals	3.6
Diversified Financial Services	2.8
Media	2.5
Diversified Telecommunication Services	2.3
Food & Staples Retailing	1.8
Software	1.8
Chemicals	1.7
Health Care Providers & Services	1.6
Food Products	1.5
Computers & Peripherals	1.5
IT Services	1.4
Machinery	1.4
Semiconductors & Semiconductor Equipment	1.3
Capital Markets	1.2
Electric Utilities	1.1
Aerospace & Defense	1.1
Automobiles	1.0
Specialty Retail	1.0
Hotels, Restaurants & Leisure	1.0
U.S. Government Agency Obligations	1.0
Biotechnology	0.9
Beverages	0.9
Trading Companies & Distributors	0.9
Auto Components	0.9
Metals & Mining	0.8
Household Products	0.8
Electronic Equipment, Instruments & Components	0.8
Internet Software & Services	0.8
Communications Equipment	0.8
Multi-Utilities	0.7
Banks	0.7
Multiline Retail	0.7
Airlines	0.7
Textiles, Apparel & Luxury Goods	0.7
Wireless Telecommunication Services	0.7
Energy Equipment & Services	0.7

Tobacco	0.6%
Industrial Conglomerates	0.6
Road & Rail	0.5
Household Durables	0.5
Paper & Forest Products	0.5
Electrical Equipment	0.5
Electric	0.5
Oil & Gas	0.5
Health Care Equipment & Supplies	0.5
Real Estate Management & Development	0.4
Commercial Services & Supplies	0.4
Real Estate Investment Trusts (REITs)	0.4
Containers & Packaging	0.3
Consumer Finance	0.3
Pipelines	0.3
Air Freight & Logistics	0.3
Professional Services	0.3
Transportation	0.2
Construction & Engineering	0.2
Telecommunications	0.2
Office Electronics	0.2
Marine	0.2
Gas Utilities	0.2
Thrifts & Mortgage Finance	0.2
Building Products	0.2
Leisure Equipment & Products	0.1
Personal Products	0.1
Internet & Catalog Retail	0.1
Auto Manufacturers	0.1
Diversified Consumer Services	0.1
Construction Materials	0.1
Electronics	0.1
Foods	0.1
Water Utilities	0.1

103.8
Liabilities in excess of other assets	(3.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A222

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange risk, interest rate risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	—	$—		Due to broker-variation margin	$1,653,798	*
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	2,879,275		Unrealized depreciation on foreign currency forward contracts	576,503
Equity contracts	Premiums paid for swap agreements	61		Unrealized depreciation on over-the-counter swap agreements	144,701
Equity contracts	Due to broker-variation margin	9,550,948	*	Due to broker-variation margin	1,138,915	*
Equity contracts	Unaffiliated investments	124,814		—	—

Total		$12,555,098			$3,513,917

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Swaps	Forward Currency Contracts(2)	Total
Interest rate contracts	$—	$(7,401,826)	$—	$—	$(7,401,826)
Foreign exchange contracts	—	—	—	5,107,142	5,107,142
Equity contracts	610,858	15,829,629	(214,951)	—	16,225,536

Total	$610,858	$8,427,803	$(214,951)	$5,107,142	$13,930,852

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(3)	Futures	Swaps	Forward Currency Contracts(4)	Total
Interest rate contracts	$—	$1,140,810	$—	$—	$1,140,810
Foreign exchange contracts	—	—	—	2,302,772	2,302,772
Equity contracts	2,213	5,617,425	(144,701)	—	5,474,937

Total	$2,213	$6,758,235	$(144,701)	$2,302,772	$8,918,519

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A223

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

For the year ended December 31, 2013, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts - Long Positions(1)	Futures Contracts - Short Positions(1)	Forward Foreign Currency Exchange Purchase Contracts(2)	Forward Foreign Currency Exchange Sale Contracts(3)	Total Return Swap Agreements(4)
$233,388,878	$35,022,345	$4,116,657	$97,743,404	$4,000,000

(1)	Value at Trade Date.

(2)	Value at Settlement Date Payable.

(3)	Value at Settlement Date Receivable.

(4)	Notional Amount.

The Portfolio invested in financial instruments and derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument and derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$218,460,535	$—	$—	$218,460,535
Over-the-counter derivatives*	2,879,275	—	—	2,879,275

				221,339,810

Liabilities:
Exchange-traded and cleared derivatives	(144,068)	—	—	(144,068)
Over-the-counter derivatives*	(721,204)	—	—	(721,204)

				(865,272)

Collateral Amount Pledged/(Received):
Securities on loan				(218,460,535)
Exchange-traded and cleared derivatives				144,068
Over-the-counter derivatives				—

Net Amount				$2,158,071

*	Over-the-counter derivatives may consist of forward foreign currency exchange contracts, options contracts and swap agreements. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation) by counterparty, see the Schedule of Investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A224

AST RCM WORLD TRENDS PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $218,460,535:
Unaffiliated investments (cost $3,576,066,263)	$3,761,708,117
Affiliated investments (cost $866,442,270)	866,442,270
Cash	2,887,593
Foreign currency, at value (cost $25,411,083)	25,453,568
Deposit with broker	11,831,162
Dividends and interest receivable	14,298,792
Unrealized appreciation on foreign currency forward contracts	2,879,275
Tax reclaim receivable	857,257
Receivable for fund share sold	413,861
Receivable for investments sold	27,800
Premiums paid for swap agreements	61
Prepaid expenses	34,062

Total Assets	4,686,833,818

LIABILITIES:
Payable to broker for collateral for securities on loan	223,871,852
Payable for investments purchased	2,886,984
Advisory fees payable	1,257,548
Unrealized depreciation on foreign currency forward contracts	576,503
Accrued expenses and other liabilities	383,018
Payable for fund share repurchased	181,944
Unrealized depreciation on over-the-counter swap agreements	144,701
Due to broker-variation margin	144,068
Distribution fee payable	61,092
Affiliated transfer agent fee payable	417

Total Liabilities	229,508,127

NET ASSETS	$4,457,325,691

Net assets were comprised of:
Paid-in capital	$3,737,866,910
Retained earnings	719,458,781

Net assets, December 31, 2013	$4,457,325,691

Net asset value and redemption price per share, $4,457,325,691 / 387,902,819 outstanding shares of beneficial interest	$11.49

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Unaffiliated dividend income (net of $1,681,544 foreign withholding tax)	$43,583,574
Interest income	15,966,218
Affiliated dividend income	605,996
Affiliated income from securities lending, net	476,891

60,632,679

EXPENSES
Advisory fees	29,859,510
Distribution fee (Note 4)	2,865,914
Custodian and accounting fees	785,000
Trustees’ fees	46,000
Audit fee	39,000
Shareholders’ reports	38,000
Legal fees and expenses	33,000
Commitment fee on syndicated credit agreement	30,000
Insurance expenses	28,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Loan interest expense (Note 7)	149
Miscellaneous	31,433

Total expenses	33,765,006
Less: advisory fee waivers and/or expense reimbursement	(3,198,747)

Net expenses	30,566,259

NET INVESTMENT INCOME	30,066,420

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated $293,414,979)	371,514,069
Futures transactions	8,427,803
Swap agreements transactions	(214,951)
Foreign currency transactions	(313,260)

379,413,661

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $(115,626,307))	61,884,962
Futures	6,758,235
Swap agreements	(144,701)
Foreign currencies	2,384,287

70,882,783

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	450,296,444

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$480,362,864

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$30,066,420	$21,772,830
Net realized gain on investment and foreign currency transactions	379,413,661	93,780,236
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	70,882,783	144,477,952

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	480,362,864	260,031,018

DISTRIBUTIONS	—	(90,554,817)

FUND SHARE TRANSACTIONS:
Fund share sold [61,339,942 and 177,293,430 shares, respectively]	651,419,263	1,769,910,442
Fund share issued in reinvestment of distributions [0 and 9,452,486 shares, respectively]	—	90,554,817
Fund share repurchased [27,614,147 and 61,444,091 shares, respectively]	(291,337,872)	(609,575,586)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	360,081,391	1,250,889,673

TOTAL INCREASE IN NET ASSETS	840,444,255	1,420,365,874
NET ASSETS:
Beginning of year	3,616,881,436	2,196,515,562

End of year	$4,457,325,691	$3,616,881,436

SEE NOTES TO FINANCIAL STATEMENTS.

A225

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 70.9%
COMMON STOCKS — 24.2%	Shares	Value (Note 2)

Australia — 0.6%
Adelaide Brighton Ltd.	144,321	$474,057
Ausdrill Ltd.(a)	170,325	157,444
Ausenco Ltd.	25,442	14,342
Austin Engineering Ltd.	7,296	24,149
AWE Ltd.*	85,043	101,824
BHP Billiton Ltd.	29,599	1,009,114
Brambles Ltd.	665,975	5,456,281
BWP Trust, REIT	69,379	135,962
Cabcharge Australia Ltd.(a)	49,976	178,583
Cape Lambert Resources Ltd.*	212,880	24,710
Cardno Ltd.	47,923	296,008
Coca-Cola Amatil Ltd.	157,378	1,693,002
Codan Ltd.	75,678	75,943
Collection House Ltd.	113,056	190,303
Credit Corp. Group Ltd.	18,417	158,934
Decmil Group Ltd.	86,190	191,601
Downer EDI Ltd.	39,031	170,087
DWS Ltd.	20,894	22,984
Emeco Holdings Ltd.	322,936	65,079
Fleetwood Corp. Ltd.(a)	24,599	70,014
Forge Group Ltd.	43,380	67,674
Grange Resources Ltd.	518,481	118,564
GUD Holdings Ltd.(a)	27,715	142,770
iiNET Ltd.	55,668	324,498
Imdex Ltd.	111,608	62,078
JB Hi-Fi Ltd.	18,601	358,124
Kingsgate Consolidated Ltd.(a)	60,710	50,850
Leighton Holdings Ltd.(a)	70,903	1,023,962
Macmahon Holdings Ltd.*	206,784	26,944
Macquarie Group Ltd.	39,245	1,926,245
MaxiTRANS Industries Ltd.	40,027	42,531
Medusa Mining Ltd.*	68,425	125,700
Mineral Resources Ltd.	89,434	951,604
Monadelphous Group Ltd.(a)	36,202	602,914
Mount Gibson Iron Ltd.	471,008	428,442
Myer Holdings Ltd.(a)	142,795	351,746
Northern Star Resources Ltd.	99,557	70,208
NRW Holdings Ltd.	77,988	95,798
OrotonGroup Ltd.(a)	7,132	28,084
OZ Minerals Ltd.	59,140	167,144
PanAust Ltd.	105,023	170,376
Programmed Maintenance Services Ltd.	54,249	169,503
Ramelius Resources Ltd.*	286,977	25,035
RCR Tomlinson Ltd.	69,790	228,879
Resolute Mining Ltd.*	357,224	178,602
Sedgman Ltd.	121,312	73,657
Seven Group Holdings Ltd.	68,472	492,647
Skilled Group Ltd.	75,930	231,328
SMS Management & Technology Ltd.	14,283	50,973
St. Barbara Ltd.*(a)	226,155	53,154
Sydney Airport	41,582	141,322
Tap Oil Ltd.*	66,974	30,276
Telstra Corp. Ltd.	391,895	1,839,395
Thorn Group Ltd.	50,947	98,811
Troy Resources Ltd.*(a)	92,658	65,252
WAM Capital Ltd.	23,424	41,014
Westfield Retail Trust, REIT	226,735	602,351
Woolworths Ltd.	75,193	2,276,939

COMMON STOCKS (continued)	Shares	Value (Note 2)

Australia (continued)
WorleyParsons Ltd.	53,906	$801,878

		25,047,693

Austria — 0.1%
CA Immobilien Anlagen AG*	5,369	95,195
EVN AG	8,087	128,331
IMMOFINANZ AG*	50,004	231,708
Mayr Melnhof Karton AG	2,196	271,894
Oesterreichische Post AG	16,594	796,210
OMV AG	40,769	1,951,236
Raiffeisen Bank International AG	14,417	509,074
Verbund AG	47,619	1,016,569
Voestalpine AG	10,816	519,757

		5,519,974

Belgium — 0.1%
Ageas	9,507	405,414
Barco NV	2,001	156,077
Belgacom SA	66,510	1,968,191
Delhaize Group SA	10,891	647,930
Gimv NV	7,395	386,485
Mobistar SA	22,122	420,633
RHJ International*	18,704	94,948
Sofina SA	1,393	158,655

		4,238,333

Brazil — 0.1%
Cia de Saneamento Basico do Estado de Sao Paulo, ADR(a)	34,100	386,694
Cia Energetica de Minas Gerais, ADR	32,041	249,599
Cia Paranaense de Energia, ADR	11,600	152,424
Eternit SA	19,500	72,239
Helbor Empreendimentos SA	11,800	39,012
MRV Engenharia e Participacoes SA	7,000	25,012
Santos Brasil Participacoes SA, UTS	24,200	194,277
Telefonica Brasil SA, ADR(a)	37,100	713,062
Tractebel Energia SA	31,093	473,660
Transmissora Alianca de Energia Eletrica SA, UTS	11,000	84,857
Vale SA	56,800	859,734

		3,250,570

Cambodia
NagaCorp Ltd.	466,000	492,245

Canada — 1.0%
Agrium, Inc.	16,700	1,527,643
Amerigo Resources Ltd.*	61,000	22,970
Artis Real Estate Investment Trust, REIT	24,000	335,740
Barrick Gold Corp.	150,120	2,644,147
BCE, Inc.	13,600	588,939
Blackberry Ltd.*(a)	61,200	455,147
Canadian Natural Resources Ltd.	75,255	2,546,166
Canadian Oil Sands Ltd.	80,000	1,504,731
Canadian Pacific Railway Ltd.	32,641	4,936,481
Centerra Gold, Inc.	20,200	82,150
Cominar Real Estate Investment Trust, REIT	17,300	300,317
Corus Entertainment, Inc. (Class B Stock)	16,400	397,089
Dundee Real Estate Investment Trust (Class A Stock), REIT	8,500	230,614

SEE NOTES TO FINANCIAL STATEMENTS.

A226

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Canada (continued)
Empire Co. Ltd. (Class A Stock)	2,200	$150,319
Ensign Energy Services, Inc.	48,600	765,430
Evertz Technologies Ltd.	9,500	137,548
Genworth MI Canada, Inc.	38,400	1,324,163
Gluskin Sheff + Associates, Inc.	2,600	62,904
Goldcorp, Inc.	115,770	2,511,029
H&R Real Estate Investment Trust, REIT	11,100	223,620
HudBay Minerals, Inc.	15,400	126,708
IAMGOLD Corp.	88,500	294,097
Lightstream Resources Ltd.	10,498	58,111
Magna International, Inc.	17,200	1,410,327
Metro, Inc.	10,100	617,077
Morguard Corp.	1,200	141,650
Morguard Real Estate Investment Trust, REIT	5,500	85,173
Nevsun Resources Ltd.	50,100	166,489
Pan American Silver Corp.	16,100	188,092
Parkland Fuel Corp.	9,500	165,182
Potash Corp. of Saskatchewan, Inc.	112,643	3,713,587
Power Financial Corp.	22,300	755,754
Rogers Communications, Inc. (Class B Stock)	42,000	1,900,626
Savanna Energy Services Corp.	15,200	121,629
Shaw Communications, Inc. (Class B Stock)	9,300	226,317
Suncor Energy, Inc.	107,794	3,779,006
Teck Resources Ltd. (Class B Stock)	61,000	1,587,809
Toronto-Dominion Bank (The)	67,784	6,388,191
Transcontinental, Inc. (Class A Stock)	33,900	466,574
TransGlobe Energy Corp.*	5,600	46,814
Yellow Media Ltd.*	9,375	181,454

		43,167,814

Chile
Administradora de Fondos de Pensiones Habitat SA	94,134	124,688
Inversiones Aguas Metropolitanas SA	24,765	42,053

		166,741

China — 0.3%
361 Degrees International Ltd.	478,000	126,486
APT Satellite Holdings Ltd.	59,500	70,593
Bank of China Ltd. (Class H Stock)	1,892,000	873,392
Bank of Communications Co. Ltd. (Class H Stock)	865,000	612,126
Baoye Group Co. Ltd. (Class H Stock)	296,000	196,206
Bolina Holding Co. Ltd.	190,000	81,593
Centron Telecom International Holdings Ltd.*	278,000	31,264
Changyou.com Ltd., ADR*(a)	6,200	198,710
Chaowei Power Holdings Ltd.	332,000	175,113
China BlueChemical Ltd. (Class H Stock)	404,000	253,114
China Coal Energy Co. Ltd. (Class H Stock)	372,000	209,755
China Construction Bank Corp. (Class H Stock)	358,000	271,046
China Lilang Ltd.	165,000	101,868
China Lumena New Materials Corp.	1,222,000	240,178
China Mobile Ltd.	109,000	1,135,380
China Petroleum & Chemical Corp. (Class H Stock)	968,800	794,926
China Properties Group Ltd.*	112,000	28,629

COMMON STOCKS (continued)	Shares	Value (Note 2)

China (continued)
China Sanjiang Fine Chemicals Co. Ltd.	305,000	$156,064
China Shanshui Cement Group Ltd.	500,000	215,470
China Shenhua Energy Co. Ltd. (Class H Stock)	190,000	601,305
China South City Holdings Ltd.	470,000	133,308
China Taifeng Beddings Holdings Ltd.	242,000	55,757
China Travel International Investment Hong Kong Ltd.	652,000	137,305
Chongqing Rural Commercial Bank (Class H Stock)	224,000	108,986
CNOOC Ltd. (Class H Stock)	583,000	1,084,250
Dongyue Group Ltd. (Class H Stock)	530,000	210,395
Guangdong Investment Ltd.	622,000	608,502
Harbin Power Equipment Co. Ltd. (Class H Stock)	112,000	72,685
Jiangsu Expressway Co. Ltd. (Class H Stock)	486,000	597,292
NAM TAI Electronics, Inc.	18,700	133,518
Peak Sport Products Co. Ltd.	416,000	101,590
Powerlong Real Estate Holdings Ltd.	533,000	114,496
Qingling Motors Co. Ltd. (Class H Stock)	298,000	89,288
Shengli Oil & Gas Pipe Holdings Ltd.	468,000	32,591
Shenguan Holdings Group Ltd.	158,000	70,592
Shui On Land Ltd.	268,500	82,559
Silver Grant International Ltd.	432,000	61,384
Sinofert Holdings Ltd.	450,000	73,309
SinoMedia Holding Ltd.	246,000	175,830
Sino-Ocean Land Holdings Ltd.	301,175	198,196
Sinoref Holdings Ltd.*	496,000	31,061
SOHO China Ltd.	261,500	225,761
TCL Multimedia Technology Holdings Ltd.	132,000	61,447
Tonly Electronics Holdings Ltd.*	13,200	9,818
Xinhua Winshare Publishing and Media Co. Ltd. (Class H Stock)	109,000	60,066
XTEP International Holdings	403,000	208,325
Yangzijiang Shipbuilding Holdings Ltd.	1,229,000	1,156,700
Zhaojin Mining Industry Co. Ltd. (Class H Stock)	684,500	393,962
Zijin Mining Group Co. Ltd. (Class H Stock)	1,700,000	366,088
Zoomlion Heavy Industry Science and Technology Co. Ltd. (Class H Stock)	195,400	183,112

		13,211,391

Cyprus
Globaltrans Investment PLC, GDR	24,070	381,510

Czech Republic
CEZ A/S	37,602	980,829

Denmark — 0.1%
AP Moeller-Maersk A/S (Class B Stock)	292	3,160,010
H. Lundbeck A/S	77,007	1,945,500

		5,105,510

Egypt
Centamin PLC*	351,494	260,629

Finland — 0.4%
Elisa OYJ	23,815	631,004
Fortum OYJ	37,046	847,537
Nokia OYJ*	935,747	7,560,867
Nokian Renkaat OYJ	24,769	1,187,787

SEE NOTES TO FINANCIAL STATEMENTS.

A227

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Finland (continued)
Orion OYJ (Class B Stock)	66,470	$1,868,282
Sampo OYJ (Class A Stock)	50,904	2,502,076
Sponda OYJ	24,042	113,022
Stora Enso OYJ (Class R Stock)	79,256	796,428
Tieto OYJ	14,252	322,786
UPM-Kymmene OYJ	46,943	796,161

		16,625,950

France — 2.2%
Alstom SA	84,863	3,094,672
Altamir	5,758	81,759
Alten SA	7,543	342,468
ANF Immobilier, REIT	2,227	68,242
April	5,381	108,523
Arkema SA	49,396	5,767,407
AXA SA	65,152	1,814,335
BNP Paribas SA	172,433	13,451,083
Boiron SA	908	64,006
Bouygues SA	37,423	1,415,187
Christian Dior SA	1,177	222,785
Cie de St-Gobain	65,809	3,625,240
Cie Generale des Etablissements Michelin	17,089	1,818,289
Ciments Francais SA	722	54,917
CNP Assurances SA	88,132	1,807,254
Credit Agricole SA*	42,769	548,255
Danone	7,022	506,583
Essilor International SA	35,559	3,783,756
Esso SA Francaise	714	40,272
Eutelsat Communications SA	34,494	1,076,299
FFP*	1,026	59,599
GDF Suez	36,513	858,768
Kering	24,150	5,104,860
L’Oreal SA	34,217	6,008,972
Metropole Television SA	43,121	987,557
Natixis	87,252	513,326
Neopost SA	8,129	627,297
Plastic Omnium SA	41,262	1,154,328
Renault SA	27,172	2,186,713
Safran SA	119,806	8,329,960
Sanofi	115,041	12,285,840
Schneider Electric SA	94,889	8,278,294
SCOR SE	5,907	216,058
SEB SA	12,006	1,085,896
Societe d’Edition de Canal +	4,812	41,043
Societe Generale SA	38,383	2,231,999
Solocal Group*(a)	70,823	107,241
Tessi SA	410	50,973
Thales SA	16,193	1,043,539
Total Gabon	73	46,823
Total SA	38,072	2,336,848
Valeo SA	9,923	1,099,685
Vinci SA	34,981	2,299,355

		96,646,306

Germany — 1.3%
Adidas AG	59,391	7,573,445
Allianz SE	2,877	517,648
Axel Springer SE	7,900	508,610
BASF SE	19,563	2,088,043
Bijou Brigitte AG	694	70,364

COMMON STOCKS (continued)	Shares	Value (Note 2)

Germany (continued)
Cewe Stiftung & Co. KGAA	3,188	$187,772
Commerzbank AG*	35,334	570,413
Continental AG	11,459	2,517,431
CropEnergies AG	6,074	49,969
Daimler AG	90,748	7,875,550
Deutsche Bank AG	176,950	8,500,962
GEA Group AG	165,566	7,895,125
Generali Deutschland Holding AG	5,345	826,493
Hannover Rueck SE	14,026	1,205,831
HeidelbergCement AG	89,388	6,787,725
K+S AG(a)	126,798	3,906,994
Muenchener Rueckversicherungs AG	4,230	933,015
OSRAM Licht AG*	177	9,983
Siemens AG	1,774	243,249
Software AG	14,308	501,288
Suedzucker AG	73,838	1,994,740
Wincor Nixdorf AG	3,428	237,952

		55,002,602

Greece
Metka SA	9,904	155,977
OPAP SA	43,863	584,046

		740,023

Guernsey
Tetragon Financial Group Ltd.	12,606	127,005

Hong Kong — 0.9%
AIA Group Ltd.	1,704,400	8,579,077
Allied Properties HK Ltd.	354,000	61,770
Asian Citrus Holdings Ltd.	568,376	152,227
Bosideng International Holdings Ltd.	1,012,000	190,732
C C Land Holdings Ltd.	208,000	52,476
Champion REIT	482,000	213,273
Cheung Kong Holdings Ltd.	30,000	474,623
China Ocean Resources Co. Ltd.*	50,230	201,805
Coastal Greenland Ltd.*	1,454,000	66,898
CSI Properties Ltd.	4,390,000	186,825
CST Mining Group Ltd.*	5,000,000	43,245
Dah Sing Banking Group Ltd.	282,800	497,892
Dah Sing Financial Holdings Ltd.	94,000	539,331
Dan Form Holdings Co. Ltd.	367,000	40,297
Dickson Concepts International Ltd.	63,500	38,652
Dorsett Hospitality International Ltd.	532,000	111,377
Emperor Entertainment Hotel Ltd.	105,000	54,304
Emperor International Holdings	736,000	199,742
Far East Consortium International Ltd.	527,000	198,180
First Pacific Co. Ltd.	998,000	1,137,912
Giordano International Ltd.	218,000	195,018
Great Eagle Holdings Ltd.	60,097	206,125
Guoco Group Ltd.	3,000	36,851
Henderson Land Development Co. Ltd.	77,000	440,205
HKR International Ltd.	76,000	35,364
Hong Kong Television Network Ltd.	199,000	90,334
Hongkong & Shanghai Hotels (The)	84,500	114,737
Hongkong Land Holdings Ltd.	746,000	4,490,920
Hopewell Holdings Ltd.	153,000	518,794
Huabao International Holdings Ltd.	566,000	313,790
Hutchison Telecommunications Hong Kong Holdings Ltd.	1,488,000	565,030
Hysan Development Co. Ltd.	134,000	578,444

SEE NOTES TO FINANCIAL STATEMENTS.

A228

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Hong Kong (continued)
Jardine Strategic Holdings Ltd.	185,000	$5,920,000
K Wah International Holdings Ltd.	221,000	134,377
Kerry Logistics Network Ltd.*	74,250	105,520
Kerry Properties Ltd.	148,500	517,065
Kowloon Development Co. Ltd.	113,000	139,461
Lai Fung Holdings Ltd.	2,823,000	71,457
Lai Sun Development*	2,336,000	63,400
Lai Sun Garment International Ltd.*	227,000	35,129
Lee & Man Chemical Co. Ltd.	58,000	31,340
Loudong General Nice Resources China Holdings Ltd.*	573,000	37,686
Luen Thai Holdings Ltd.	320,000	112,493
Luk Fook Holdings International Ltd.	152,000	580,165
New World Development Co. Ltd.	227,000	287,440
Pacific Textile Holdings Ltd.	200,000	305,895
Pico Far East Holdings Ltd.	372,000	130,008
Ports Design Ltd.	169,000	130,994
Real Nutriceutical Group Ltd.	808,000	208,896
Regal Hotels International Holdings Ltd.	78,000	48,845
Regent Manner International Holdings Ltd.	449,000	78,322
REXLot Holdings Ltd.	2,475,000	335,664
Samson Holding Ltd.	363,000	49,707
Singamas Container Holdings Ltd.	434,000	102,138
Sino Land Co. Ltd.	528,000	724,094
Sinolink Worldwide Holdings Ltd.*	1,010,000	95,378
SmarTone Telecommunications Holdings Ltd.	285,500	326,593
Soundwill Holdings Ltd.	56,000	106,478
Sun Hung Kai Properties Ltd.	69,000	876,946
SUNeVision Holdings Ltd.	925,000	266,532
Sunlight Real Estate Investment Trust, REIT	513,000	198,549
Swire Pacific Ltd. (Class A Stock)	35,000	411,238
Swire Properties Ltd.	204,600	518,120
Television Broadcasts Ltd.	88,000	589,458
Tianneng Power International Ltd.	290,000	106,798
Tibet 5100 Water Resources Holdings Ltd.	532,000	210,272
VTech Holdings Ltd.	50,700	658,575
Wasion Group Holdings Ltd.	64,000	39,209
Wharf Holdings Ltd.	109,000	834,956
Wheelock & Co. Ltd.	162,000	746,314
YGM Trading Ltd.	14,000	31,645

		36,793,407

Hungary
MOL Hungarian Oil & Gas PLC	9,667	647,735
OTP Bank PLC	11,419	216,952

		864,687

India
Vedanta Resources PLC	42,553	660,569

Indonesia
Indo Tambangraya Megah Tbk PT	157,500	369,601
Perusahaan Gas Negara Persero Tbk PT	1,645,500	606,552
Telekomunikasi Indonesia Persero Tbk PT	5,037,000	891,493

		1,867,646

Ireland — 0.2%
Shire PLC	152,979	7,209,508

Israel — 0.4%
Babylon Ltd.	11,989	28,004

COMMON STOCKS (continued)	Shares	Value (Note 2)

Israel (continued)
Bank Hapoalim BM	295,677	$1,656,706
Bank Leumi Le-Israel BM*	345,836	1,412,257
Bezeq Israeli Telecommunication Corp. Ltd.	668,627	1,133,898
Check Point Software Technologies Ltd.*(a)	92,402	5,961,777
Delek Automotive Systems Ltd.	3,519	38,058
Discount Investment Corp.*	6,446	46,960
First International Bank of Israel Ltd.	16,995	282,238
Israel Chemicals Ltd.	186,023	1,551,647
Israel Discount Bank Ltd. (Class A Stock)*	434,854	830,149
Ituran Location and Control Ltd.	14,157	308,874
Migdal Insurance & Financial Holding Ltd.	43,339	76,459
Mizrahi Tefahot Bank Ltd.	27,995	366,431
Teva Pharmaceutical Industries Ltd., ADR	83,446	3,344,516
Union Bank of Israel*	10,655	49,374

		17,087,348

Italy — 0.4%
A2A SpA	330,509	386,816
Astaldi SpA	16,886	177,713
ASTM SpA	34,786	550,463
Banca Carige SpA*(a)	161,526	98,762
Banca Monte dei Paschi di Siena SpA*(a)	755,281	181,782
Banca Piccolo Credito Valtellinese Scarl*	76,995	144,701
Banca Popolare dell’Emilia Romagna Scrl*	24,994	238,486
Banca Popolare dell’Etruria e del Lazio*	59,346	41,788
Banca Popolare di Milano Scarl*	272,464	167,906
Banco Popolare Scarl*	152,444	291,949
Beni Stabili SpA, REIT	102,405	69,060
Danieli & C Officine Meccaniche SpA	10,005	341,664
Enel SpA	259,657	1,132,991
Eni SpA	83,473	2,017,021
Exor SpA	5,857	232,793
Intesa Sanpaolo SpA	422,152	1,038,372
Iren SpA	269,896	413,936
Italcementi SpA	10,845	92,691
Mediobanca SpA*	95,379	834,075
Recordati SpA	100,457	1,446,461
Societa Cattolica di Assicurazioni Scrl	7,733	208,406
Societa Iniziative Autostradali e Servizi SpA	75,888	754,863
Sogefi SpA	65,831	395,828
Telecom Italia SpA	2,647,415	2,639,898
UniCredit SpA	202,086	1,490,723
Unione di Banche Italiane SCPA	41,796	283,348

		15,672,496

Japan — 4.4%
77 Bank Ltd. (The)	67,000	324,496
Access Co. Ltd.*	13,100	87,201
Achilles Corp.	48,000	67,632
ADEKA Corp.	12,500	137,750
Aeon Delight Co. Ltd.	16,400	314,445
Aichi Steel Corp.	27,000	111,906
Ain Pharmaciez, Inc.	10,400	510,758
Aisan Industry Co. Ltd.	12,700	122,191
Aisin Seiki Co. Ltd.	15,600	634,235
Alpen Co. Ltd.	8,300	149,216
Alpine Electronics, Inc.	10,400	145,741
Amuse, Inc.	3,300	63,742
Anest Iwata Corp.	10,000	62,163
Aoyama Trading Co. Ltd.	13,500	365,098

SEE NOTES TO FINANCIAL STATEMENTS.

A229

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Japan (continued)
Arisawa Manufacturing Co. Ltd.	7,900	$45,142
Artnature, Inc.	2,400	54,239
Asahi Broadcasting Corp.	14,300	93,113
Asahi Glass Co. Ltd.	50,000	311,339
Asax Co. Ltd.	3,300	44,111
Astellas Pharma, Inc.	111,800	6,628,269
Atsugi Co. Ltd.	74,000	85,160
Awa Bank Ltd. (The)	18,000	90,243
Axell Corp.	2,800	47,515
Bank of Iwate Ltd. (The)	1,100	55,259
Bank of Kochi Ltd. (The)	66,000	104,763
Bank of Okinawa Ltd. (The)	1,100	43,668
Bank of the Ryukyus Ltd.	4,900	64,104
Bank of Yokohama Ltd. (The)	92,000	513,289
Best Bridal, Inc.	30,600	193,252
BML, Inc.	9,400	318,260
Bridgestone Corp.	67,500	2,557,366
Brother Industries Ltd.	17,500	239,374
CAC Corp.	4,300	37,612
Canon Electronics, Inc.	11,100	204,442
Canon Marketing Japan, Inc.	10,100	140,958
Canon, Inc.	51,300	1,636,901
Central Japan Railway Co.	1,900	223,919
Chiba Bank Ltd. (The)	59,000	398,171
Chiba Kogyo Bank Ltd. (The)*	5,500	40,657
Chiyoda Co. Ltd.	7,600	146,500
Chofu Seisakusho Co. Ltd.	2,700	63,809
Chori Co. Ltd.	8,000	89,842
Chudenko Corp.	16,900	307,066
Chugoku Bank Ltd. (The)	18,000	228,783
Chugoku Marine Paints Ltd.	14,000	74,304
Cleanup Corp.	7,400	66,962
CMIC Holdings Co. Ltd.	4,600	59,504
Cocokara Fine, Inc.	7,800	205,405
Corona Corp.	11,200	120,732
Create Restaurants Holdings, Inc.	2,200	63,774
Dai Nippon Printing Co. Ltd.	17,000	180,577
Daido Metal Co. Ltd.	20,000	199,997
Daihatsu Diesel Manufacturing Co. Ltd.	19,000	122,351
Daihatsu Motor Co. Ltd.	113,000	1,916,792
Daiichi Jitsugyo Co. Ltd.	12,000	53,757
Dai-ichi Seiko Co. Ltd.	3,000	36,222
Daiichikosho Co. Ltd.	18,900	534,407
Daikoku Denki Co. Ltd.	4,100	84,060
Dainichi Co. Ltd.	6,700	51,123
Daishi Bank Ltd. (The)	67,000	231,352
Daishinku Corp.	14,000	52,334
Daiwa Industries Ltd.	34,000	230,111
Daiwa Securities Group, Inc.	255,000	2,553,965
Danto Holdings Corp.*	34,000	43,007
Dena Co. Ltd.(a)	28,200	594,468
Denki Kogyo Co. Ltd.	7,000	48,463
Denyo Co. Ltd.	5,800	82,367
Doshisha Co. Ltd.	12,400	174,773
Doutor Nichires Holdings Co. Ltd.	10,800	180,179
Dr. Ci:Labo Co. Ltd.	104	317,719
DTS Corp.	4,900	86,072
Duskin Co. Ltd.	16,700	316,388
East Japan Railway Co.	73,300	5,838,918
Eidai Co. Ltd.	1,000	4,958

COMMON STOCKS (continued)	Shares	Value (Note 2)

Japan (continued)
Eighteenth Bank Ltd. (The)	43,000	$97,791
Elecom Co. Ltd.	3,400	42,405
ESPEC Corp.	5,800	45,230
Exedy Corp.	13,300	389,613
FamilyMart Co. Ltd.	38,100	1,740,657
FANUC Corp.	35,900	6,578,340
FCC Co. Ltd.	27,800	554,324
Fields Corp.	19,200	371,363
First Juken Co. Ltd.	4,700	65,973
FJ Next Co. Ltd.	14,400	76,408
Fuji Electronics Co. Ltd.	4,600	60,964
Fuji Heavy Industries Ltd.	88,900	2,554,893
Fuji Kosan Co. Ltd.	8,900	57,526
Fujibo Holdings, Inc.	29,000	62,576
FUJIFILM Holdings Corp.	32,500	922,514
Fujikura Kasei Co. Ltd.	8,100	45,433
Fujikura Rubber Ltd.	9,200	89,381
Fujishoji Co. Ltd.	10,700	130,641
Fujitsu General Ltd.	48,000	512,666
Fukuda Denshi Co. Ltd.	4,000	163,070
Fukuoka Financial Group, Inc.	32,000	140,462
Fukushima Industries Corp.	13,200	199,446
Funai Electric Co. Ltd.	6,800	88,538
Futaba Corp.	9,200	120,168
Fuyo General Lease Co. Ltd.	4,800	187,790
Gendai Agency, Inc.	9,600	54,295
Geo Holdings Corp.	5,900	52,987
Gree, Inc.(a)	44,900	442,988
Gunma Bank Ltd. (The)	124,000	692,833
Hachijuni Bank Ltd. (The)	96,000	560,420
Hakuto Co. Ltd.	3,200	31,939
Heiwa Corp.	20,300	328,620
Hibiya Engineering Ltd.	4,000	49,105
Hiday Hidaka Corp.	8,200	169,830
Higashi-Nippon Bank Ltd. (The)	20,000	46,778
Higo Bank Ltd. (The)	71,000	390,030
HI-LEX Corp.	7,100	166,439
Hirano Tecseed Co. Ltd.	4,800	49,347
Hitachi Ltd.	966,000	7,324,359
Hogy Medical Co. Ltd.	1,200	63,192
Hokkoku Bank Ltd. (The)	30,000	107,632
Honeys Co. Ltd.	5,970	58,107
Hyakugo Bank Ltd. (The)	50,000	200,161
Hyakujushi Bank Ltd. (The)	50,000	174,110
Ichirokudo Co. Ltd.	7,500	32,649
Ichiyoshi Securities Co. Ltd.	13,300	222,680
Imasen Electric Industrial	2,000	28,716
Inabata & Co. Ltd.	5,100	55,895
Ines Corp.	9,100	59,947
Infocom Corp.	7,400	66,827
Information Services International-Dentsu Ltd.	5,900	64,161
Inpex Corp.	152,600	1,957,274
Isuzu Motors Ltd.	656,000	4,091,435
IT Holdings Corp.	12,400	195,835
ITOCHU Corp.	84,900	1,049,588
Itochu-Shokuhin Co. Ltd.	1,200	39,066
Iwatsu Electric Co. Ltd.	50,000	48,144
Iyo Bank Ltd. (The)	47,000	461,118
Japan Airlines Co. Ltd.	3,800	187,459

SEE NOTES TO FINANCIAL STATEMENTS.

A230

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Japan (continued)
Japan Digital Laboratory Co. Ltd.	12,900	$181,226
Japan Foundation Engineering Co. Ltd.	15,500	56,302
Japan Petroleum Exploration Co.	14,300	542,351
J-COM Holdings Co. Ltd.	8,700	65,596
Juroku Bank Ltd. (The)	67,000	246,050
JVC Kenwood Corp.	26,600	52,627
JX Holdings, Inc.	86,500	445,427
Kaga Electronics Co. Ltd.	4,800	54,188
Kagoshima Bank Ltd. (The)	79,000	502,279
Kaken Pharmaceutical Co. Ltd.	45,000	675,502
Kamei Corp.	8,000	62,932
Kamigumi Co. Ltd.	72,000	660,633
Kandenko Co. Ltd.	51,000	287,580
Kaneka Corp.	58,000	380,837
Kanematsu Electronics Ltd.	6,000	75,747
Kato Sangyo Co. Ltd.	9,500	173,419
Kato Works Co. Ltd.	10,000	64,309
Kawagishi Bridge Works Co. Ltd.	9,000	30,930
KDDI Corp.	32,600	2,008,658
Keihin Corp.	15,700	243,769
Keiyo Bank Ltd. (The)	33,000	158,890
Kenko Mayonnaise Co. Ltd.	5,500	46,982
Kimoto Co. Ltd.	8,600	79,877
Kinden Corp.	69,000	722,406
Kinki Sharyo Co. Ltd. (The)	19,000	59,281
Komatsu Wall Industry Co. Ltd.	2,700	53,087
Konaka Co. Ltd.	4,900	43,698
Konica Minolta, Inc.	42,000	419,718
Konishi Co. Ltd.	13,400	251,482
Kuroda Electric Co. Ltd.	16,000	240,100
Kyoei Steel Ltd.	6,000	113,318
KYORIN Holdings, Inc.	8,000	171,408
Kyowa Exeo Corp.	26,000	343,831
Kyudenko Corp.	7,000	47,496
Lawson, Inc.	15,500	1,159,957
LEC, Inc.	4,900	56,394
Lintec Corp.	13,700	253,995
Lonseal Corp.*	46,000	70,039
Macnica, Inc.	1,800	48,103
Maeda Road Construction Co. Ltd.	34,000	558,733
Mars Engineering Corp.	3,600	66,646
Marubeni Corp.	171,000	1,231,042
Maruka Machinery Co. Ltd.	5,300	68,799
Matsuda Sangyo Co. Ltd.	10,600	142,053
Megachips Corp.	4,500	68,869
Meiko Network Japan Co. Ltd.	5,600	59,805
MID Reit, Inc., REIT	28	62,361
Ministop Co. Ltd.	6,400	99,942
Miraca Holdings, Inc.	21,900	1,033,161
Miraial Co. Ltd.	2,000	29,893
Mitani Corp.	5,200	107,595
Mitsubishi Corp.	27,600	529,862
Mitsubishi Tanabe Pharma Corp.	32,000	446,304
Mitsubishi UFJ Financial Group, Inc.	380,500	2,526,290
Mitsuboshi Belting Co. Ltd.	7,000	40,099
Mitsui & Co. Ltd.	109,700	1,529,343
Mitsui Knowledge Industry Co. Ltd.	25,400	36,994
Mitsui Matsushima Co. Ltd.	102,000	158,912
Mitsui Mining & Smelting Co. Ltd.	165,000	507,376
Mitsui Sugar Co. Ltd.	24,000	92,190

COMMON STOCKS (continued)	Shares	Value (Note 2)

Japan (continued)
Miyazaki Bank Ltd. (The)	11,000	$30,768
Mochida Pharmaceutical Co. Ltd.	600	35,668
Monogatari Corp. (The)	3,800	114,875
Moonbat Co. Ltd.	19,000	37,024
Morita Holdings Corp.	23,000	193,153
Moshi Moshi Hotline, Inc.	28,800	308,973
Musashino Bank Ltd. (The)	3,200	107,263
Nabtesco Corp.	250,900	5,790,467
NAC Co. Ltd.	17,000	268,730
Nakayo Telecommunications, Inc.	13,000	42,159
Namco Bandai Holdings, Inc.	27,300	606,128
Namura Shipbuilding Co. Ltd.	33,900	458,389
NEC Fielding Ltd.	5,700	63,520
Neturen Co. Ltd.	7,800	64,186
Nexon Co. Ltd.	89,200	824,210
NIFTY Corp.	8,900	102,167
Nihon Parkerizing Co. Ltd.	8,000	167,061
Nippon Denko Co. Ltd.	50,000	150,986
Nippon Electric Glass Co. Ltd.	52,000	273,164
Nippon Hume Corp.	9,000	79,027
Nippon Konpo Unyu Soko Co. Ltd.	11,000	197,966
Nippon Pillar Packing Co. Ltd.	24,000	165,199
Nippon Piston Ring Co. Ltd.	31,000	59,343
Nippon Road Co. Ltd. (The)	14,000	79,000
Nippon Seiki Co. Ltd.	3,000	58,098
Nippon Seisen Co. Ltd.	12,000	52,792
Nippon Steel & Sumikin Texeng Co. Ltd.	47,000	195,442
Nippon Telegraph & Telephone Corp.	135,500	7,298,084
Nippon Yusen KK	810,000	2,589,917
Nishi-Nippon City Bank Ltd. (The)	54,000	145,473
Nisshin Fudosan Co.	19,600	81,487
Nissin Kogyo Co. Ltd.	14,800	313,862
Nitori Holdings Co. Ltd.	7,350	695,877
Nittetsu Mining Co. Ltd.	30,000	148,270
Nitto Denko Corp.	17,700	748,438
Nitto Kogyo Corp.	4,000	67,802
Nittoc Construction Co. Ltd.	14,600	55,297
Nittoku Engineering Co. Ltd.	8,500	77,378
Nojima Corp.	6,900	51,172
North Pacific Bank Ltd.	36,900	150,264
NTT DoCoMo, Inc.	109,800	1,807,998
Ogaki Kyoritsu Bank Ltd. (The)	21,000	57,739
Ohara, Inc.	4,200	25,704
Ohsho Food Service Corp.	2,800	85,673
Oita Bank Ltd. (The)	52,000	192,864
Okinawa Cellular Telephone Co	1,500	39,276
OKK Corp.	37,000	50,045
Otsuka Holdings Co. Ltd.	110,300	3,184,794
Otsuka Kagu Ltd.	5,600	54,559
Pacific Metals Co. Ltd.	44,000	160,761
Pal Co. Ltd.	5,900	144,477
PanaHome Corp.	28,000	206,361
Piolax, Inc.	5,700	224,803
Press Kogyo Co. Ltd.	24,000	99,670
Pressance Corp.	8,600	252,366
Rengo Co. Ltd.	75,000	451,407
Renown, Inc.*	35,900	46,740
Resona Holdings, Inc.	172,000	877,625
Rhythm Watch Co. Ltd.	43,000	57,660
Ricoh Leasing Co. Ltd.	8,900	263,645

SEE NOTES TO FINANCIAL STATEMENTS.

A231

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Japan (continued)
Right On Co. Ltd.	6,200	$43,846
Riken Corp.	35,000	152,518
Riken Keiki Co. Ltd.	6,500	53,153
Rohm Co. Ltd.	5,100	248,763
Roland Corp.	4,900	66,512
Ryoden Trading Co. Ltd.	10,000	68,241
Ryosan Co. Ltd.	3,300	70,186
Sakai Chemical Industry Co. Ltd.	21,000	64,894
Sakata INX Corp.	7,000	66,667
San-A Co. Ltd.	14,800	404,655
San-Ai Oil Co. Ltd.	9,000	42,351
San-In Godo Bank Ltd. (The)	44,000	315,691
Sanki Engineering Co. Ltd.	22,000	138,260
Sankyo Frontier Co. Ltd.	17,000	120,980
Sanoh Industrial Co. Ltd.	6,900	48,086
Sanyo Housing Nagoya Co. Ltd.	4,700	52,257
Seikitokyu Kogyo Co. Ltd.*	126,000	171,689
Seino Holdings Co. Ltd.	47,000	494,612
Sekisui Chemical Co. Ltd.	554,000	6,798,418
Sekisui Jushi Corp.	21,000	298,408
Seven & I Holdings Co. Ltd.	141,300	5,626,061
Shiga Bank Ltd. (The)	14,000	73,546
Shimachu Co. Ltd.	6,100	144,427
Shin-Etsu Polymer Co. Ltd.	39,600	142,719
Shinko Shoji Co. Ltd.	5,100	42,453
Shinmaywa Industries Ltd.	21,000	182,330
Showa Corp.	30,700	495,260
Showa Denko KK	52,000	73,752
Showa Shell Sekiyu KK	28,800	292,749
Sinanen Co. Ltd.	14,000	54,658
Sinko Industries Ltd.	16,700	134,592
Sintokogio Ltd.	5,800	43,560
SKY Perfect JSAT Holdings, Inc.	36,600	198,097
Skymark Airlines, Inc.(a)	73,600	270,035
SMC Corp.	31,700	8,000,716
SNT Corp.	11,900	46,300
Sodick Co. Ltd.	15,800	70,240
Sogo Medical Co. Ltd.	3,400	129,481
Sony Corp.	91,900	1,584,201
Sony Financial Holdings, Inc.	64,000	1,165,805
SRA Holdings, Inc.	5,700	70,121
St. Marc Holdings Co. Ltd	3,000	143,454
Step Co. Ltd.	4,100	31,872
Studio Alice Co. Ltd.	7,900	104,014
Sumiken Mitsui Road Co. Ltd.	23,000	58,000
Sumitomo Bakelite Co. Ltd.	61,000	219,433
Sumitomo Corp.	40,700	511,523
Sumitomo Densetsu Co. Ltd.	18,100	261,232
Sumitomo Forestry Co. Ltd.	28,900	336,508
Sumitomo Metal Mining Co. Ltd.	89,000	1,166,193
Sumitomo Mitsui Financial Group, Inc.	282,200	14,675,355
Sumitomo Mitsui Trust Holdings, Inc.	496,000	2,624,443
Sumitomo Seika Chemicals Co. Ltd.	38,000	311,707
Suzuki Motor Corp.	263,100	7,089,660
Tachi-S Co. Ltd.	6,500	89,982
Taihei Dengyo Kaisha Ltd.	15,000	93,616
Taiyo Holdings Co. Ltd.	2,600	81,824
Takamatsu Construction Group Co. Ltd.	2,200	39,544
Taka-Q Ltd.	16,500	47,706
Takara Standard Co. Ltd.	31,000	233,738

COMMON STOCKS (continued)	Shares	Value (Note 2)

Japan (continued)
Takasago Thermal Engineering Co. Ltd.	16,000	$135,269
Takeda Pharmaceutical Co. Ltd.	9,000	412,785
Takeei Corp.	27,100	330,553
TBK Co. Ltd.	17,000	92,307
TDK Corp.	38,600	1,851,795
Tecmo Koei Holdings Co. Ltd.	22,600	266,867
Teikoku Sen-I Co. Ltd. (Class I Stock)	24,000	277,474
Tenma Corp.	4,100	64,259
TKC Corp.	5,000	84,970
Toa Corp.	8,000	78,644
TOA ROAD Corp.	29,000	145,687
Toagosei Co. Ltd.	78,000	333,849
Tocalo Co. Ltd.	6,000	93,398
Tochigi Bank Ltd. (The)	29,000	112,321
Tokai Carbon Co. Ltd.	41,000	143,219
Tokai Corp.	6,400	186,713
Tokai Rika Co. Ltd.	22,100	440,028
Tokai Rubber Industries Ltd.	15,300	149,717
Token Corp.	850	40,834
Tokyo Energy & Systems, Inc.	8,000	41,438
Tokyo Ohka Kogyo Co. Ltd.	15,400	329,771
Tokyo Tekko Co. Ltd.	12,000	46,744
Tomen Electronics Corp.	2,400	26,422
Tomoe Engineering Co. Ltd.	8,800	140,894
Toppan Forms Co. Ltd.	19,300	177,063
Toppan Printing Co. Ltd.	29,000	232,134
Topre Corp.	22,800	337,983
Topy Industries Ltd.	49,000	90,883
Toshiba TEC Corp.	62,000	430,159
Tosoh Corp.	108,000	503,192
Towa Bank Ltd. (The)	51,000	45,550
Toyo Ink SC Holdings Co. Ltd.	39,000	192,558
Toyo Kohan Co. Ltd.	14,000	65,582
Toyo Machinery & Metal Co. Ltd.	11,900	49,844
Toyo Seikan Group Holdings Ltd.	24,800	533,900
Toyoda Gosei Co. Ltd.	15,300	356,423
Trancom Co. Ltd.	7,500	241,440
Transcosmos, Inc.	12,500	239,400
Trusco Nakayama Corp.	11,400	268,436
TS Tech Co. Ltd.	25,100	847,148
Tsukui Corp.	7,400	70,375
Unipres Corp.	19,100	358,192
Universal Entertainment Corp.	7,100	131,516
Utoc Corp.	15,400	55,269
Valor Co. Ltd.	4,600	60,777
Vital KSK Holdings, Inc.	5,100	35,369
Wakita & Co. Ltd.	27,000	317,962
Warabeya Nichiyo Co. Ltd.	7,200	130,376
Weathernews, Inc.	2,400	54,759
Welcia Holdings Co. Ltd.	6,300	329,320
Wowow, Inc.	2,600	88,347
Yamada Denki Co. Ltd.	455,300	1,489,276
Yamaguchi Financial Group, Inc.	13,000	120,551
Yamanashi Chuo Bank Ltd. (The)	10,000	43,554
Yamaya Corp.	3,600	71,018
Yamazen Corp.	15,100	92,643
Yellow Hat Ltd.	7,600	135,443
Yodogawa Steel Works Ltd.	11,000	47,391
Yorozu Corp.	6,200	113,494
Yuasa Trading Co. Ltd.	68,000	139,191

SEE NOTES TO FINANCIAL STATEMENTS.

A232

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Japan (continued)
Zappallas, Inc.	10,900	$79,491

		190,313,879

Kazakhstan
KazMunaiGas Exploration Production JSC, GDR	60,589	880,710

Liechtenstein
Verwaltungs-und Privat-Bank AG	458	50,059

Luxembourg — 0.1%
ArcelorMittal	166,624	2,976,276
Millicom International Cellular SA, SDR	10,047	1,001,141

		3,977,417

Malaysia
APM Automotive Holdings Bhd	13,400	23,687
Berjaya Sports Toto Bhd	140,800	174,094
Mudajaya Group Bhd	238,500	211,454
Padini Holdings Bhd	192,100	106,262
Puncak Niaga Holdings Bhd	58,800	58,421

		573,918

Mexico — 0.1%
America Movil SAB de CV (Class L Stock), ADR(a)	21,300	497,781
Consorcio ARA SAB de CV	176,600	69,117
Grupo Financiero Banorte SAB de CV (Class O Stock)	474,845	3,322,624

		3,889,522

Netherlands — 0.5%
Aegon NV	259,307	2,457,339
Amsterdam Commodities NV	6,853	155,952
Eurocommercial Properties NV, REIT	2,687	113,973
Fugro NV, CVA	19,068	1,137,441
ING Groep NV, CVA*	47,078	657,613
Koninklijke Ahold NV	92,666	1,665,320
Koninklijke KPN NV*	518,191	1,674,329
Royal Dutch Shell PLC (Class A Stock), (XEQT)	212,320	7,580,442
Royal Dutch Shell PLC (Class A Stock), (XLON)	38,230	1,370,104
Royal Dutch Shell PLC (Class B Stock)	6,755	254,801
Unilever NV, CVA	5,186	208,505
VimpelCom Ltd., ADR	33,700	436,078
Wolters Kluwer NV	30,291	864,944
Ziggo NV	25,228	1,153,632

		19,730,473

New Zealand
Air New Zealand Ltd.	108,563	146,602
New Zealand Oil & Gas Ltd.	45,904	30,390
Nuplex Industries Ltd.	29,578	82,780
Restaurant Brands New Zealand Ltd.	16,718	38,679
Skellerup Holdings Ltd.	27,563	39,215
Sky Network Television Ltd.	113,820	547,171
Warehouse Group Ltd. (The)	22,953	70,664

		955,501

Norway — 0.5%
DNB ASA	355,723	6,384,573
Fred Olsen Energy ASA	22,719	927,061

COMMON STOCKS (continued)	Shares	Value (Note 2)

Norway (continued)
Gjensidige Forsikring ASA	53,570	$1,024,570
Kongsberg Gruppen ASA	32,591	685,103
Petroleum Geo-Services ASA	48,717	575,474
Seadrill Ltd.	32,071	1,314,413
Songa Offshore SE*	39,749	20,381
Sparebank 1 Nord Norge	8,532	50,010
SpareBank 1 SR Bank ASA	16,182	161,093
Statoil ASA	297,506	7,234,309
Telenor ASA	85,622	2,045,818
TGS Nopec Geophysical Co. ASA	31,932	848,487
Yara International ASA	39,127	1,687,478

		22,958,770

Philippines
Aboitiz Power Corp.	89,400	68,607
Manila Electric Co.	52,120	295,070
Philippine Long Distance Telephone Co., ADR	5,100	306,408

		670,085

Poland — 0.1%
Asseco Poland SA	40,971	623,880
Enea SA	68,380	307,970
KGHM Polska Miedz SA	39,090	1,523,640
PGE SA	135,788	731,270
Polski Koncern Naftowy Orlen SA	16,011	217,680
Synthos SA	239,774	433,389
Tauron Polska Energia SA	380,695	551,722

		4,389,551

Portugal
Banco Espirito Santo SA*	290,237	414,497
Portucel SA	172,346	689,920
Semapa-Sociedade de Investimento e Gestao	8,149	91,277
Sonaecom – SGPS SA	22,347	79,108

		1,274,802

Russia — 0.3%
Federal Grid Co. Unified Energy System JSC, GDR*	89,656	122,999
Gazprom OAO, ADR	99,163	857,760
Lukoil OAO, ADR	13,949	880,461
MMC Norilsk Nickel OJSC, ADR(a)	59,349	991,722
Mobile Telesystems OJSC, ADR	39,700	858,711
Rosneft OAO, GDR	88,100	674,555
RusHydro JSC, ADR	127,499	216,748
Sberbank of Russia, ADR	398,945	5,014,739
Sistema JSFC, GDR, RegS	18,409	591,297
Surgutneftegas OAO, ADR	94,993	823,589
Tatneft OAO, ADR	16,000	610,960

		11,643,541

Singapore — 0.3%
Ausgroup Ltd.*	282,000	42,195
Biosensors International Group Ltd.	571,000	378,571
Boustead Singapore Ltd.	154,000	206,551
ComfortDelGro Corp. Ltd.	860,000	1,375,132
DBS Group Holdings Ltd.	490,000	6,658,986
Frasers Commercial Trust, REIT	39,000	39,322
Haw Par Corp. Ltd.	6,600	42,333

SEE NOTES TO FINANCIAL STATEMENTS.

A233

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Singapore (continued)
Ho Bee Land Ltd.	93,000	$156,429
Hong Fok Corp. Ltd.	124,000	68,467
Hong Leong Finance Ltd.	24,000	52,292
Jardine Cycle & Carriage Ltd.	29,000	828,549
Lippo-Malls Indonesia Retail Trust, REIT	119,000	39,272
Mapletree Logistics Trust, REIT	300,000	251,098
Metro Holdings Ltd.	90,000	59,986
Pan-United Corp. Ltd.	238,000	181,551
SembCorp Industries Ltd.	92,000	401,367
Singapore Land Ltd.	11,000	73,416
Singapore Telecommunications Ltd.	237,000	689,224
UMS Holdings Ltd.	104,000	48,679
UOL Group Ltd.	109,000	536,489

		12,129,909

South Africa — 0.1%
Gold Fields Ltd.	47,920	153,194
Gold Fields Ltd., ADR	41,300	132,160
Harmony Gold Mining Co. Ltd., ADR	54,600	138,138
Kumba Iron Ore Ltd.	22,011	931,838
Lewis Group Ltd.	31,069	209,990
MTN Group Ltd.	65,386	1,354,235
Raubex Group Ltd.	11,845	24,559
Reunert Ltd.	69,419	453,308
Sasol Ltd.	17,526	862,556
Sun International Ltd.	5,463	49,630
Telkom SA SOC Ltd.	57,766	154,475
Truworths International Ltd.	20,440	149,755
Vodacom Group Ltd.	70,962	899,709
Wilson Bayly Holmes-Ovcon Ltd.	24,280	337,929

		5,851,476

South Korea — 0.3%
ASIA Holdings Co. Ltd.	588	70,323
AtlasBX Co. Ltd.	5,131	195,658
Bukwang Pharmaceutical Co. Ltd.	4,778	65,046
ChongKundang Holdings Corp.	3,580	144,081
CJ Corp.	2,522	278,949
Daechang Forging Co. Ltd.	1,880	87,308
Daelim Industrial Co. Ltd.*	5,720	511,046
Dongil Industries Co. Ltd.	1,090	51,216
Dongkook Industrial Co. Ltd.*	26,870	59,572
Dongyang E&P, Inc.	8,974	158,478
DRB Holding Co. Ltd.	11,525	84,743
Global & Yuasa Battery Co. Ltd.	4,450	231,304
Husteel Co. Ltd.	3,150	55,454
Industrial Bank of Korea*	9,810	113,152
INTOPS Co. Ltd.	5,130	94,944
Jinro Distillers Co. Ltd.	3,707	77,277
KB Financial Group, Inc.	16,300	658,844
Keyang Electric Machinery Co. Ltd.	17,420	47,304
Kia Motors Corp.	18,505	985,420
Korea United Pharm, Inc.	6,260	55,427
Korea Zinc Co. Ltd.	746	225,037
KT Corp.*	13,260	397,241
KT&G Corp.	17,496	1,235,702
Kyungdong Pharm Co. Ltd.	12,021	154,342
LG Display Co. Ltd.*	8,810	212,747
MegaStudy Co. Ltd.	2,461	181,869
Neowiz Holdings Corp.*	2,416	26,252

COMMON STOCKS (continued)	Shares	Value (Note 2)

South Korea (continued)
S&T Dynamics Co. Ltd.	14,630	$177,062
Saeron Automotive Corp.	6,880	59,194
Samsung Electronics Co. Ltd.	2,474	3,223,739
SeAH Steel Corp.	531	44,516
Sebang Co. Ltd.	3,010	53,516
Sindoh Co. Ltd.	3,295	214,844
SK Holdings Co. Ltd.*	2,882	522,519
Sungwoo Hitech Co. Ltd.	13,389	195,865
Whanin Pharmaceutical Co. Ltd.	14,030	139,747
Woori Finance Holdings Co. Ltd.	20,360	257,203
Yoosung Enterprise Co. Ltd.	9,130	38,697
Youngone Holdings Co. Ltd.	1,490	111,464

		11,497,102

Spain — 0.6%
Banco Bilbao Vizcaya Argentaria SA	720,998	8,919,171
Banco de Sabadell SA	106,650	278,487
Banco Popular Espanol SA*(a)	29,936	180,819
Banco Santander SA	238,652	2,146,086
Bolsas y Mercados Espanoles SA	13,586	517,269
CaixaBank SA	385,868	2,009,915
Duro Felguera SA	53,368	359,751
Enagas SA	54,288	1,418,108
Gas Natural SDG SA	49,607	1,276,856
Mapfre SA	799,649	3,430,014
Red Electrica Corp. SA	14,679	979,969
Repsol SA	128,679	3,246,984

		24,763,429

Sweden — 0.3%
Axfood AB	13,036	654,045
Holmen AB (Class B Stock)	11,086	403,274
Industrivarden AB (Class C Stock)	30,630	582,810
Investor AB (Class B Stock)	41,412	1,427,205
JM AB	20,810	587,953
Kungsleden AB	17,622	118,227
Loomis AB (Class B Stock)	11,057	262,191
Modern Times Group AB (Class B Stock)	12,496	647,787
NCC AB (Class B Stock)	21,014	686,319
Nolato AB (Class B Stock)	9,211	210,118
Oriflame Cosmetics SA, SDR(a)	42,530	1,307,521
Svenska Cellulosa AB SCA (Class B Stock)	170,372	5,248,797
Telefonaktiebolaget LM Ericsson (Class B Stock)	138,879	1,695,643

		13,831,890

Switzerland — 1.4%
ABB Ltd.*	7,035	186,005
Autoneum Holding AG*	615	94,388
BB Biotech AG*	3,625	572,598
Credit Suisse Group AG*	313,603	9,678,848
Glencore Xstrata PLC*	490,078	2,549,672
Helvetia Holding AG	2,730	1,370,511
Implenia AG*	6,158	449,833
Kardex AG*	942	41,479
Nestle SA	143,513	10,518,076
Novartis AG	53,949	4,323,979
PSP Swiss Property AG*	7,892	668,770
Roche Holding AG	53,139	14,885,630
Swiss Life Holding AG*	1,091	226,819

SEE NOTES TO FINANCIAL STATEMENTS.

A234

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Switzerland (continued)
Swiss Re AG*	21,074	$1,942,780
Swisscom AG	2,458	1,299,038
Syngenta AG	13,852	5,522,753
Valiant Holding AG	766	68,549
Vaudoise Assurances Holding SA (Class B Stock)	506	216,683
Vontobel Holding AG	1,977	81,889
Walter Meier AG	2,440	157,962
Zurich Insurance Group AG*	24,377	7,070,893

		61,927,155

Taiwan — 0.2%
Accton Technology Corp.	135,000	71,429
Anpec Electronics Corp.	48,000	34,865
Asia Cement China Holdings Corp.	150,500	95,109
Asustek Computer, Inc.	19,000	171,115
Audix Corp.	47,000	49,276
AV Tech Corp.	32,000	90,362
China Ecotek Corp.	16,000	42,659
Chin-Poon Industrial Co.	121,000	202,762
CviLux Corp.	33,000	41,350
Cyberlink Corp.	29,680	84,701
Dynapack International Technology Corp.	55,000	153,343
Far EasTone Telecommunications Co. Ltd.	64,000	140,600
Feng TAY Enterprise Co. Ltd.	35,000	84,057
Formosan Rubber Group, Inc.	92,000	86,776
Foxconn Technology Co. Ltd.	85,000	198,913
Gigabyte Technology Co. Ltd.	226,000	273,190
Great China Metal Industry	36,000	44,266
Greatek Electronics, Inc.	39,000	36,036
Holiday Entertainment Co. Ltd.	56,000	71,683
Kung Long Batteries Industrial Co. Ltd.	63,000	166,986
Lotes Co. Ltd.	2,000	4,391
Pou Chen Corp.	319,000	477,607
Powertech Technology, Inc.	242,000	370,357
Radiant Opto-Electronics Corp.	165,511	607,133
Realtek Semiconductor Corp.	172,730	464,886
Sercomm Corp.	101,000	173,535
Shin Zu Shing Co. Ltd.	60,000	150,002
Sigurd Microelectronics Corp.	160,000	153,036
Silitech Technology Corp.	31,000	37,001
Simplo Technology Co. Ltd.	52,000	230,796
Sirtec International Co. Ltd.	79,000	149,445
Syncmold Enterprise Corp.	44,000	73,649
Taiwan Chinsan Electronic Industrial Co. Ltd.	27,000	44,480
Taiwan PCB Techvest Co. Ltd.	38,000	45,443
Taiwan Semiconductor Co. Ltd.	127,000	123,110
Taiwan Surface Mounting Technology Co. Ltd.	54,000	81,740
Teco Electric and Machinery Co. Ltd.	147,000	168,870
Test Research, Inc.	104,282	145,558
Topco Scientific Co. Ltd.	49,974	99,976
TPK Holding Co. Ltd.	79,000	467,428
Transcend Information, Inc.	34,000	97,910
United Integrated Services Co. Ltd.	85,000	105,498
Vanguard International Semiconductor Corp.	594,000	707,389
Ways Technical Corp. Ltd.	51,000	77,293
Yonyu Plastics Co. Ltd.	56,000	74,676

COMMON STOCKS (continued)	Shares	Value (Note 2)

Taiwan (continued)
Zeng Hsing Industrial Co. Ltd.	69,000	$382,871

		7,653,558

Thailand — 0.1%
Delta Electronics Thailand PCL, NVDR	315,500	515,345
Lanna Resources PCL, NVDR	70,350	24,913
PTT Exploration & Production PCL, NVDR	122,900	624,258
PTT PCL, NVDR	103,400	901,863

		2,066,379

Turkey
Aksa Akrilik Kimya Sanayii	25,875	96,647
EGE Seramik Sanayi Ve Ticaret A/S	54,280	69,227
Ford Otomotiv Sanayi A/S	20,486	216,639
Gubre Fabrikalari TAS*	96,272	123,728
Ipek Dogal Enerji Kaynaklari Ve Uretim A/S*	57,371	83,425
Is Gayrimenkul Yatirim Ortakligi A/S, REIT	158,504	103,380
Koza Anadolu Metal Madencilik Isletmeleri A/S*	69,054	77,762
Sinpas Gayrimenkul Yatirim Ortakligi A/S, REIT	129,568	49,413
Tofas Turk Otomobil Fabrikasi A/S	35,964	224,510
Turk Hava Yollari A/S	—	1
Turk Telekomunikasyon A/S	162,638	451,112
Turk Traktor ve Ziraat Makineleri A/S	8,762	251,008

		1,746,852

United Kingdom — 4.1%
Aberdeen Asset Management PLC	113,827	946,552
Afren PLC*	249,008	698,460
African Barrick Gold PLC	102,323	316,374
AMEC PLC	73,713	1,330,880
Amlin PLC	225,439	1,716,180
Anglo American PLC, (JSE)	33,286	729,249
Anglo American PLC, (XLON)	210,166	4,599,572
Anglo Pacific Group PLC	9,801	29,919
Antofagasta PLC	118,912	1,630,231
ARM Holdings PLC	16,311	296,582
Ashmore Group PLC	161,308	1,074,548
AstraZeneca PLC	194,710	11,551,610
Atrium European Real Estate Ltd.*	6,865	39,626
BAE Systems PLC	470,544	3,394,895
Barclays PLC	1,614,006	7,298,382
Beazley PLC	267,502	1,207,592
Berendsen PLC	10,549	163,728
Berkeley Group Holdings PLC	18,525	816,739
BG Group PLC	393,371	8,464,742
BHP Billiton PLC	272,994	8,471,024
BP PLC	253,636	2,055,505
British American Tobacco PLC	49,241	2,642,980
British Sky Broadcasting Group PLC	118,903	1,661,822
BT Group PLC	995,146	6,275,362
Capita PLC	357,639	6,156,149
Catlin Group Ltd	146,846	1,413,653
Centrica PLC	482,882	2,784,613
Chesnara PLC	9,881	52,646
Close Brothers Group PLC	25,834	588,274
Cobham PLC	231,852	1,055,428
Compass Group PLC	10,743	172,478
Computacenter PLC	14,895	157,666

SEE NOTES TO FINANCIAL STATEMENTS.

A235

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

United Kingdom (continued)
CSR PLC	29,362	$307,828
Dart Group PLC	91,632	373,277
Debenhams PLC	210,143	254,566
Diageo PLC	224,920	7,453,565
EnQuest PLC*	256,114	571,218
Enterprise Inns PLC*	30,116	76,935
Eros International PLC*	6,729	74,759
Fenner PLC	56,982	458,830
Ferrexpo PLC	95,896	304,837
GlaxoSmithKline PLC	143,726	3,840,017
Go-Ahead Group PLC	25,433	742,229
Greene King PLC	34,341	501,653
Greggs PLC	57,144	408,388
Halfords Group PLC	51,888	384,626
Highland Gold Mining Ltd.	116,875	113,864
Hilton Food Group Ltd.	7,603	53,666
Hiscox Ltd.	97,295	1,121,370
Home Retail Group PLC	127,792	407,038
HSBC Holdings PLC, (QMTF)	1,167,244	12,809,579
HSBC Holdings PLC, (XHKG)	280,000	3,052,369
Imperial Tobacco Group PLC	4,919	190,701
Interserve PLC	38,443	396,687
JD Sports Fashion PLC	3,017	72,792
JKX Oil & Gas PLC*(a)	216,992	256,921
Kazakhmys PLC	39,164	142,093
Ladbrokes PLC	266,112	790,836
Lancashire Holdings Ltd.	36,772	494,327
Legal & General Group PLC	632,010	2,336,211
Micro Focus International PLC	28,364	361,076
Millennium & Copthorne Hotels PLC	13,217	131,707
Mitie Group PLC	175,688	926,569
Morgan Advanced Materials PLC	55,321	291,813
National Grid PLC	15,603	204,076
Pace PLC	44,135	233,042
Playtech PLC	19,363	236,559
Premier Oil PLC	827,268	4,304,825
Prudential PLC	398,361	8,901,027
QinetiQ Group PLC	222,254	799,456
Reckitt Benckiser Group PLC	26,386	2,096,006
Resolution Ltd.	245,379	1,440,326
Rio Tinto PLC	46,506	2,628,051
Royal Bank of Scotland Group PLC*	332,332	1,871,641
SABMiller PLC	6,809	350,496
Sage Group PLC (The)	166,810	1,116,660
Smith & Nephew PLC	72,456	1,034,872
Smiths Group PLC	84,332	2,070,834
Soco International PLC*	52,368	342,876
Spirent Communications PLC	47,118	81,249
SSE PLC	3,686	83,762
St. Ives PLC	41,234	117,975
Stagecoach Group PLC	41,179	258,353
Standard Chartered PLC	34,545	780,270
Standard Life PLC	270,314	1,614,296
Tesco PLC	262,110	1,455,592
Unilever PLC	78,290	3,221,321
Vodafone Group PLC	3,370,023	13,268,498
WH Smith PLC(a)	45,161	749,900
WM Morrison Supermarkets PLC	322,149	1,394,530
WPP PLC	230,786	5,285,937
WS Atkins PLC	45,612	1,071,391

COMMON STOCKS (continued)	Shares	Value (Note 2)

United Kingdom (continued)
Xchanging PLC	52,821	$134,266

		176,643,895

United States — 2.7%
3M Co.	2,674	375,029
Abbott Laboratories	12,331	472,647
AGCO Corp.	27,616	1,634,591
Air Products & Chemicals, Inc.	3,181	355,572
Alcoa, Inc.(a)	174,597	1,855,966
American Electric Power Co., Inc.	6,636	310,167
American International Group, Inc.	33,485	1,709,409
Apache Corp.	18,869	1,621,602
Apple, Inc.	4,357	2,444,756
Ashland, Inc.	17,622	1,710,039
AT&T, Inc.	8,719	306,560
Automatic Data Processing, Inc.	4,910	396,777
Baker Hughes, Inc.	31,097	1,718,420
Bank of America Corp.	106,934	1,664,962
Baxter International, Inc.	5,374	373,762
Boart Longyear Ltd.(a)	76,475	26,289
Bristol-Myers Squibb Co.	6,843	363,705
Broadcom Corp. (Class A Stock)	56,860	1,685,899
Caterpillar, Inc.	2,564	232,837
CF Industries Holdings, Inc.	7,148	1,665,770
Chevron Corp.	3,894	486,400
Citigroup, Inc.	32,157	1,675,701
Coca-Cola Co. (The)	12,886	532,321
Colgate-Palmolive Co.	9,943	648,383
Comcast Corp. (Class A Stock)	6,336	329,250
Comerica, Inc.	54,540	2,592,832
ConocoPhillips	2,889	204,108
Corning, Inc.	96,265	1,715,442
Covidien PLC	5,718	389,396
CSX Corp.	8,857	254,816
CTC Media, Inc.	38,300	532,180
Cummins, Inc.	1,390	195,948
D.R. Horton, Inc.(a)	85,783	1,914,677
Deere & Co.	3,208	292,987
Denbury Resources, Inc.*	101,667	1,670,389
Devon Energy Corp.	27,375	1,693,691
Dominion Resources, Inc.	5,603	362,458
Dow Chemical Co. (The)	39,725	1,763,790
Duke Energy Corp.	5,987	413,163
Eastman Chemical Co.	21,874	1,765,232
Eaton Corp. PLC	2,202	167,616
EI du Pont de Nemours & Co.	3,157	205,110
Eli Lilly & Co.	5,940	302,940
Emerson Electric Co.	4,263	299,177
Energen Corp.	24,478	1,731,819
Exelon Corp.	8,776	240,375
Exxon Mobil Corp.	3,494	353,593
Ford Motor Co.	99,375	1,533,356
Gap, Inc. (The)	42,555	1,663,049
General Mills, Inc.	22,546	1,125,271
General Motors Co.*	40,606	1,659,567
Hartford Financial Services Group, Inc. (The)	46,235	1,675,094
HCA Holdings, Inc.*	34,897	1,664,936
Helmerich & Payne, Inc.	20,795	1,748,444
Hess Corp.	20,657	1,714,531

SEE NOTES TO FINANCIAL STATEMENTS.

A236

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (continued)
Hewlett-Packard Co.	66,971	$1,873,849
Host Hotels & Resorts, Inc., REIT(a)	90,046	1,750,494
Illinois Tool Works, Inc.	3,783	318,075
Intel Corp.	21,564	559,801
International Business Machines Corp.	1,890	354,507
International Game Technology	92,655	1,682,615
Invesco Ltd.	47,076	1,713,566
Johnson & Johnson	12,359	1,131,961
Kimberly-Clark Corp.	11,555	1,207,035
Lam Research Corp.*	31,819	1,732,545
Lennar Corp. (Class A Stock)(a)	46,552	1,841,597
Lincoln National Corp.	32,349	1,669,855
Lockheed Martin Corp.	7,805	1,160,291
Lowe’s Cos., Inc.	8,486	420,481
LyondellBasell Industries NV (Class A Stock)	21,585	1,732,844
Marathon Oil Corp.	45,691	1,612,892
Marvell Technology Group Ltd.	120,885	1,738,326
McDonald’s Corp.	9,716	942,743
Medtronic, Inc.	7,162	411,027
Merck & Co., Inc.	5,069	253,703
Mondelez International, Inc. (Class A Stock)	12,133	428,295
Monsanto Co.	2,661	310,140
Mosaic Co. (The)	36,778	1,738,496
Murphy Oil Corp.	25,701	1,667,481
National Oilwell Varco, Inc.	20,808	1,654,860
NextEra Energy, Inc.	9,889	846,696
NIKE, Inc. (Class B Stock)	4,953	389,504
Noble Corp. PLC	44,181	1,655,462
Norfolk Southern Corp.	2,949	273,756
Nuance Communications, Inc.*	114,438	1,739,458
Occidental Petroleum Corp.	2,333	221,868
PepsiCo, Inc.	8,500	704,990
Pfizer, Inc.	10,368	317,572
Philip Morris International, Inc.	3,258	283,870
Phillips 66	23,016	1,775,224
PPG Industries, Inc.	1,664	315,594
Praxair, Inc.	2,914	378,907
Procter & Gamble Co. (The)	7,864	640,208
QEP Resources, Inc.	54,249	1,662,732
QUALCOMM, Inc.	4,753	352,910
Raytheon Co.	9,006	816,844
Regions Financial Corp.	173,115	1,712,107
Rock-Tenn Co. (Class A Stock)	16,951	1,780,024
Royal Caribbean Cruises Ltd.	37,522	1,779,293
Southern Co. (The)	9,457	388,777
Southwestern Energy Co.*	42,700	1,679,391
Staples, Inc.	102,691	1,631,760
SunTrust Banks, Inc.	46,327	1,705,297
Target Corp.	7,832	495,531
Texas Instruments, Inc.	7,660	336,351
Toll Brothers, Inc.*	49,778	1,841,786
United Technologies Corp.	2,583	293,945
Verizon Communications, Inc.	5,679	279,066
Visa, Inc. (Class A Stock)	1,807	402,383
Walgreen Co.	8,242	473,420
Wal-Mart Stores, Inc.	8,948	704,118
Western Union Co. (The)	115,628	1,994,583
Whirlpool Corp.	11,026	1,729,538
Williams Cos., Inc. (The)	4,723	182,166

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (continued)
Yum! Brands, Inc.	5,454	$412,377
Zoetis, Inc.	3,268	106,831

		118,654,619

TOTAL COMMON STOCKS (cost $939,617,779)		1,049,195,278

EXCHANGE TRADED FUNDS — 15.6%
iShares Core S&P 500 ETF(a)	1,514,667	281,197,929
iShares Core Total US Bond Market ETF	349,701	37,218,677
iShares iBoxx $ High Yield Corporate Bond Fund ETF(a)	400,009	37,152,836
SPDR Barclays High Yield Bond ETF(a)	2,192,732	88,937,210
SPDR S&P 500 ETF Trust(a)	1,244,792	229,875,739

TOTAL EXCHANGE TRADED FUNDS (cost $570,946,320)		674,382,391

PREFERRED STOCKS — 0.2%
Brazil — 0.1%
AES Tiete SA (PRFC)	36,600	296,151
Cia Energetica do Ceara (PRFC A Shares)	4,400	78,330
Vale SA (PRFC)	67,800	940,593
Vale SA (PRFC), ADR	63,600	891,036

		2,206,110

Germany — 0.1%
Draegerwerk AG & Co. KGAA (PFRC)	5,187	678,450
Jungheinrich AG (PFRC)	5,163	336,366
KSB AG (PRFC)	248	149,147
ProSiebenSat.1 Media AG (PFRC)	14,997	744,692
Volkswagen AG (PRFC),	9,316	2,621,707

		4,530,362

Italy
Unipol Gruppo Finanziario SpA (PRFC)	23,625	119,210

TOTAL PREFERRED STOCKS (cost $5,932,654)		6,855,682

	Units
RIGHTS*
Hong Kong
Lai Sun, expiring 01/07/14	36,320	1,725

Spain
Repsol SA, expiring 01/09/14	97,835	66,758

TOTAL RIGHTS (cost $65,574)		68,483

	Shares
UNAFFILIATED MUTUAL FUNDS — 11.0%
Aston Montag & Caldwell Growth Fund (Institutional Shares)	3,383,949	95,934,954
Neuberger Berman Genesis Fund (Institutional Shares)	2,913,840	180,366,701
T. Rowe Price Value Fund (Retail Shares)	5,939,557	200,578,843

TOTAL UNAFFILIATED MUTUAL FUNDS (cost $387,829,610)		476,880,498

SEE NOTES TO FINANCIAL STATEMENTS.

A237

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

		Units	Value (Note 2)

WARRANTS* — 0.2%
Netherlands
Idea Cellular Ltd., expiring 03/13/17 (cost $3,640,105)		2,367,421	$6,361,260

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 1.8%
Non-Residential Mortgage-Backed Securities — 1.7%
American Credit Acceptance Receivables Trust, Series 2012-2, Class A, 144A
1.890%	07/15/16	$660	661,977
Series 2012-3, Class A, 144A
1.640%	11/15/16	729	730,135
Series 2013-1, Class A, 144A
1.450%	04/16/18	1,133	1,131,467
American Express Credit Account Master Trust, Series 2013-1, Class A
0.602%(c)	02/16/21	7,410	7,427,258
AmeriCredit Automobile Receivables Trust, Series 2012-4, Class B
1.310%	11/08/17	1,105	1,108,463
Series 2012-5, Class B
1.120%	11/08/17	1,345	1,344,041
Series 2013-5, Class C
2.290%	11/08/19	3,170	3,170,089
Carfinance Capital Auto Trust, Series 2013-2A, Class A, 144A
1.750%	11/15/17	871	870,974
CarMax Auto Owner Trust, Series 2013-4, Class A4
1.280%	05/15/19	1,165	1,157,064
Chase Issuance Trust, Series 2007-A2, Class A2
0.232%(c)	04/15/19	4,875	4,834,308
Series 2013-A2, Class A2
0.282%(c)	02/15/17	1,690	1,689,032
Series 2013-A8, Class A8
1.010%	10/15/18	3,420	3,415,698
Citibank Credit Card Issuance Trust, Series 2013-A6, Class A6
1.320%	09/07/18	6,440	6,483,966
CLI Funding V LLC, Series 2013-2A, Class NOTE, 144A
3.220%	06/18/28	1,774	1,746,699
Cronos Containers Program Ltd. (Bermuda), Series 2012-2A, Class A, 144A
3.810%	09/18/27	2,800	2,803,069
Series 2013-1A, Class A, 144A
3.080%	04/18/28	1,624	1,591,095
Discover Card Execution Note Trust, Series 2013-A5, Class A5
1.040%	04/15/19	2,360	2,357,775
DT Auto Owner Trust, Series 2012-2A, Class D, 144A
4.350%	03/15/19	1,275	1,314,677

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
Flagship Credit Auto Trust, Series 2013-1, Class A, 144A
1.320%	04/16/18	$3,331	$3,325,729
Series 2013-2, Class A, 144A
1.940%	01/15/19	2,139	2,138,782
Ford Credit Auto Owner Trust, Series 2013-C, Class D
2.500%	01/15/20	1,210	1,222,791
GE Equipment Transportation LLC, Series 2013-2, Class A3
0.920%	09/25/17	2,620	2,618,792
Global Container Assets Ltd. (Bermuda), Series 2013-1A, Class A1, 144A
2.200%	11/05/28	2,300	2,296,915
Global SC Finance II SRL (Barbados), Series 2013-1A, Class A, 144A
2.980%	04/17/28	3,495	3,388,928
Hertz Fleet Lease Funding LP, Series 2013-3, Class A, 144A
0.718%(c)	12/10/27	2,565	2,565,462
Santander Drive Auto Receivables Trust, Series 2013-5, Class C
2.250%	06/17/19	4,990	4,972,939
SNAAC Auto Receivables Trust, Series 2012-1A, Class A, 144A
1.780%	06/15/16	88	87,937
TAL Advantage V LLC, Series 2013-2A, Class A, 144A
3.550%	11/20/38	4,666	4,636,434
Textainer Marine Containers Ltd. (Bermuda), Series 2013-1A, Class A, 144A
3.900%	09/20/38	2,074	2,093,028
Wheels SPV LLC, Series 2012-1, Class A2, 144A
1.190%	03/20/21	627	628,361

			73,813,885

Residential Mortgage-Backed Securities — 0.1%
Accredited Mortgage Loan Trust, Series 2004-3, Class 2A5
1.264%(c)	10/25/34	707	675,102
Lake Country Mortgage Loan Trust, Series 2006-HE1, Class M1, 144A
0.829%(c)	07/25/34	4,020	3,862,569
Park Place Securities, Inc., Asset Backed Pass-Through Trust Certificates, Series 2005-WHQ4, Class A2D
0.554%(c)	09/25/35	445	440,113

			4,977,784

TOTAL ASSET-BACKED SECURITIES (cost $78,913,410)			78,791,669

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.0%
Extended Stay America Trust, Series 2013-ESH7, Class A27, 144A
2.958%	12/05/31	1,830	1,775,823
Series 2013-ESH7, Class B7, 144A
3.604%	12/05/31	1,830	1,786,600

SEE NOTES TO FINANCIAL STATEMENTS.

A238

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Federal National Mortgage Assoc., Series 2013-M13, Class A
1.600%	05/25/18	$3,327	$3,309,015
FREMF Mortgage Trust, Series 2012-K18, Class B, 144A
4.265%(c)	01/25/45	875	848,082
Series 2012-K22, Class B, 144A
3.687%(c)	08/25/45	1,345	1,236,538
Series 2012-K22, Class C, 144A
3.687%(c)	08/25/45	1,655	1,397,143
Series 2012-K706, Class B, 144A
4.023%(c)	11/25/44	3,805	3,862,566
Series 2012-K711, Class B, 144A
3.562%(c)	08/25/45	1,395	1,356,824
Series 2012-KF01, Class B, 144A
2.782%(c)	10/25/44	5,780	5,842,204
Series 2013-K712, Class B, 144A
3.367%(c)	05/25/45	2,635	2,515,382
Series 2013-KF02, Class B, 144A
3.168%(c)	12/25/44	5,571	5,627,425
Government National Mortgage Assoc., Series 2012-53, Class IO, IO
1.021%(c)	03/16/47	19,633	1,353,163
Series 2012-70, Class IO, IO
0.963%(c)	08/16/52	17,582	1,150,351
Series 2012-107, Class IO, IO
0.700%(c)	12/16/53	33,382	2,141,673
Series 2012-123, Class IO, IO
0.953%(c)	12/16/51	19,543	1,443,366
Series 2012-132, Class IO, IO
1.140%(c)	06/16/54	3,745	282,088
Series 2012-135, Class IO, IO
1.043%(c)	01/16/53	37,261	3,028,958
Series 2012-152, Class IO, IO
0.750%(c)	01/15/54	14,129	969,119
Series 2013-63, Class IO, IO
0.772%(c)	09/16/51	12,406	849,498
Hilton USA Trust, Series 2013-HLF, Class AFL, 144A
1.169%(c)	11/05/30	1,855	1,856,855
SCG Trust, Series 2013-SRP1, Class A, 144A
1.567%(c)	11/15/26	1,300	1,301,498

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $45,053,083)			43,934,171

CORPORATE BONDS — 7.5%
Australia
BHP Billiton Finance USA Ltd., Gtd. Notes
5.000%	09/30/43	1,410	1,433,605

Belgium — 0.1%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes
5.375%	11/15/14	1,755	1,827,883

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Brazil — 0.2%
Marfrig Holding Europe BV, Gtd. Notes, 144A
9.875%	07/24/17		$2,625	$2,592,188
Odebrecht Offshore Drilling Finance Ltd., Sr. Sec’d. Notes, 144A
6.750%	10/01/22		2,959	3,028,253
Petrobras Global Finance BV, Gtd. Notes
4.375%	05/20/23	(a)	3,695	3,291,846
Samarco Mineracao SA, Sr. Unsec’d. Notes, 144A
5.750%	10/24/23		1,125	1,113,750

				10,026,037

Canada — 1.1%
Agrium, Inc., Sr. Unsec’d. Notes
3.150%	10/01/22		1,045	957,720
3.500%	06/01/23	(a)	1,105	1,029,351
Bank of Montreal, Covered Bonds, 144A
1.950%	01/30/18		5,050	5,177,179
Bank of Nova Scotia, Covered Bonds, 144A
1.950%	01/30/17	(a)	5,475	5,614,065
2.150%	08/03/16	(a)	4,620	4,758,198
Canadian Imperial Bank of Commerce, Covered Bonds, 144A
2.750%	01/27/16	(a)	8,560	8,928,080
Cogeco Cable, Inc., Gtd. Notes, 144A
4.875%	05/01/20		2,090	2,016,850
MEG Energy Corp., Gtd. Notes, 144A
7.000%	03/31/24		4,350	4,404,375
Toronto-Dominion Bank (The), Covered Bonds, 144A
1.500%	03/13/17	(a)	12,580	12,714,606

				45,600,424

Chile — 0.1%
SACI Falabella, Sr. Unsec’d. Notes, 144A
3.750%	04/30/23		2,550	2,297,649

China
CNOOC Finance 2013 Ltd., Gtd. Notes
3.000%	05/09/23		1,220	1,089,683

Denmark — 0.1%
Danske Bank A/S, Sr. Unsec’d. Notes, 144A
3.875%	04/14/16		1,985	2,094,776

France — 0.1%
Electricite de France SA, Sub. Notes, 144A
5.250%(c)	01/29/49		3,505	3,485,723

SEE NOTES TO FINANCIAL STATEMENTS.

A239

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Germany — 0.6%
Deutsche Annington Finance BV, Gtd. Notes, 144A
3.200%	10/02/17	(a)	$3,525	$3,572,411
FMS Wertmanagement AoeR, Gov’t. Gtd. Notes
1.625%	11/20/18		4,995	4,930,065
KFW, Gov’t. Gtd. Notes
3.500%	03/10/14		10,840	10,902,764
Norddeutsche Landesbank Girozentrale, Sec’d. Notes, 144A
0.875%	10/16/15		4,400	4,415,400
2.000%	02/05/19	(a)	1,800	1,773,000

				25,593,640

Ireland
XLIT Ltd., Gtd. Notes
5.750%	10/01/21		1,410	1,583,247

Japan
SoftBank Corp., Gtd. Notes, 144A
4.500%	04/15/20	(a)	1,315	1,282,125

Luxembourg
ArcelorMittal, Sr. Unsec’d. Notes
4.250%	02/25/15	(a)	1,270	1,304,925

Mexico — 0.1%
Mexico Generadora de Energia S de RL, Sr. Sec’d. Notes, 144A
5.500%	12/06/32		2,255	2,153,525
Pemex Project Funding Master Trust, Gtd. Notes
6.625%	06/15/35		945	994,613
Petroleos Mexicanos, Gtd. Notes
4.875%	01/18/24	(a)	2,500	2,500,000

				5,648,138

Netherlands — 0.2%
Bank Nederlandse Gemeenten, Sr. Unsec’d. Notes, 144A
1.375%	03/23/15		2,994	3,030,557
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Bank Gtd. Notes
3.875%	02/08/22		750	754,088
Nederlandse Waterschapsbank NV, Sr. Unsec’d. Notes, 144A
1.375%	05/16/14		5,930	5,953,779

				9,738,424

Norway — 0.2%
Eksportfinans ASA, Sr. Unsec’d. Notes
3.000%	11/17/14		2,475	2,484,900

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Norway (continued)
SpareBank 1 Boligkreditt A/S, Covered Bonds, 144A
1.750%	11/15/20	(a)	$7,695	$7,306,403

				9,791,303

Panama
ENA Norte Trust, Pass-Through Certificates, 144A
4.950%	04/25/28		1,113	1,079,330

Peru — 0.1%
BBVA Banco Continental SA, Sr. Unsec’d. Notes, 144A
3.250%	04/08/18		1,680	1,680,000
Cementos Pacasmayo SAA, Gtd. Notes, 144A
4.500%	02/08/23		1,725	1,561,125

				3,241,125

Russia — 0.1%
Lukoil International Finance BV, Gtd. Notes, 144A
4.563%	04/24/23		2,040	1,914,540
Sberbank of Russia Via SB Capital SA, Sub. Notes, 144A
5.250%	05/23/23		2,945	2,750,041

				4,664,581

Supranational Bank — 0.2%
Eurasian Development Bank, Sr. Unsec’d. Notes, 144A
4.767%	09/20/22		440	424,600
5.000%	09/26/20		7,390	7,519,325

				7,943,925

Sweden
Swedbank Hypotek AB, Covered Bonds, 144A
2.375%	04/05/17	(a)	1,115	1,152,353

Switzerland — 0.2%
Credit Suisse AG, Covered Bonds, 144A
1.625%	03/06/15	(a)	2,385	2,414,813
Glencore Funding LLC, Gtd. Notes, 144A
4.125%	05/30/23	(a)	3,670	3,429,670
UBS AG, Covered Bonds, 144A
2.250%	03/30/17	(a)	2,790	2,874,339

				8,718,822

Ukraine — 0.1%
National JSC Naftogaz of Ukraine, Gov’t. Gtd. Notes
9.500%	09/30/14		2,430	2,420,523

United Kingdom — 0.4%
Abbey National Treasury Services PLC, Bank Gtd. Notes
3.050%	08/23/18	(a)	1,780	1,829,003

SEE NOTES TO FINANCIAL STATEMENTS.

A240

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United Kingdom (continued)
Barclays Bank PLC,
Sr. Unsec’d. Notes
6.750%	05/22/19	(a)	1,800	$2,169,488
HSBC Holdings PLC,
Sr. Unsec’d. Notes
4.000%	03/30/22		2,995	3,078,408
Rio Tinto Finance USA PLC,
Gtd. Notes
2.250%	12/14/18		3,590	3,572,287
3.500%	03/22/22		2,210	2,168,722
Royal Bank of Scotland Group PLC, Sub. Notes
6.000%	12/19/23		2,395	2,412,052
UBM PLC, Notes, 144A
5.750%	11/03/20		1,395	1,450,263
WPP Finance UK, Gtd. Notes
8.000%	09/15/14		1,005	1,055,010

				17,735,233

United States — 3.5%
AbbVie, Inc., Sr. Unsec’d. Notes
2.900%	11/06/22		1,070	1,000,082
Actavis, Inc., Sr. Unsec’d. Notes
3.250%	10/01/22	(a)	745	694,876
4.625%	10/01/42		375	341,175
Activision Blizzard, Inc., Gtd. Notes, 144A
6.125%	09/15/23	(a)	1,000	1,042,500
Aircastle Ltd., Sr. Unsec’d. Notes
6.750%	04/15/17	(a)	1,565	1,744,975
Alexandria Real Estate Equities, Inc., Gtd. Notes, REIT
3.900%	06/15/23		1,700	1,584,109
Ally Financial, Inc., Gtd. Notes
3.500%	07/18/16		1,160	1,196,939
Altria Group, Inc., Gtd. Notes
4.000%	01/31/24		1,720	1,681,152
9.950%	11/10/38		182	277,623
American Axle & Manufacturing, Inc., Gtd. Notes
7.750%	11/15/19		1,635	1,859,813
Apple, Inc., Sr. Unsec’d. Notes
2.400%	05/03/23	(a)	3,215	2,890,963
APX Group, Inc., Sr. Sec’d. Notes
6.375%	12/01/19		1,715	1,740,725
AutoZone, Inc., Sr. Unsec’d. Notes
2.875%	01/15/23		1,035	931,635

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Bank of America Corp., Sr. Unsec’d. Notes
5.625%	07/01/20		2,790	$3,188,169
Sr. Unsec’d. Notes, MTN
3.300%	01/11/23		8,655	8,189,941
Boston Properties LP, Sr. Unsec’d. Notes, REIT
3.125%	09/01/23		1,080	986,460
Boston Scientific Corp., Sr. Unsec’d. Notes
2.650%	10/01/18		1,845	1,857,552
4.125%	10/01/23	(a)	1,845	1,830,074
Caterpillar Financial Services Corp., Sr. Unsec’d. Notes, MTN
1.100%	05/29/15		815	821,566
1.375%	05/20/14		1,160	1,164,522
Catholic Health Initiatives, Sec’d. Notes
2.950%	11/01/22		2,440	2,217,589
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., Gtd. Notes
6.625%	11/15/19		1,595	1,670,763
Chevron Corp., Sr. Unsec’d. Notes
3.191%	06/24/23		2,475	2,375,879
Citigroup, Inc., Sub. Notes
6.675%	09/13/43	(a)	1,605	1,846,758
CNA Financial Corp., Sr. Unsec’d. Notes
7.350%	11/15/19		880	1,066,747
Coca-Cola Co. (The), Sr. Unsec’d. Notes
1.800%	09/01/16	(a)	1,380	1,413,149
Digital Realty Trust LP, Gtd. Notes, REIT
5.250%	03/15/21	(a)	880	898,123
5.875%	02/01/20		1,440	1,531,953
Discovery Communications LLC, Gtd. Notes
4.875%	04/01/43		1,875	1,729,669
DISH DBS Corp., Gtd. Notes
5.000%	03/15/23		760	708,700
DuPont Fabros Technology LP, Gtd. Notes
5.875%	09/15/21		2,160	2,230,200
Energy Transfer Partners LP, Sr. Unsec’d. Notes
4.150%	10/01/20		3,795	3,850,335
Express Scripts Holding Co., Gtd. Notes
6.125%	11/15/41		810	911,169
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes
1.700%	05/09/16		2,280	2,306,088
4.250%	02/03/17		1,715	1,844,942
5.000%	05/15/18		2,045	2,277,944

SEE NOTES TO FINANCIAL STATEMENTS.

A241

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
General Motors Co., Sr. Unsec’d. Notes, 144A
3.500%	10/02/18		1,665	$1,702,463
George Washington University (The), Bonds
3.485%	09/15/22		1,275	1,217,532
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN
1.838%(c)	11/29/23	(a)	4,375	4,442,699
Hartford Financial Services Group, Inc., Sr. Unsec’d. Notes
5.500%	03/30/20		1,355	1,522,967
Health Care REIT, Inc., Sr. Unsec’d. Notes, REIT
4.125%	04/01/19		2,600	2,737,696
Hornbeck Offshore Services, Inc., Gtd. Notes
5.000%	03/01/21		1,135	1,112,300
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Gtd. Notes
8.000%	01/15/18	(a)	1,550	1,612,000
ING US, Inc., Gtd. Notes
5.500%	07/15/22		3,275	3,561,536
Jabil Circuit, Inc., Sr. Unsec’d. Notes
5.625%	12/15/20		1,685	1,748,187
JPMorgan Chase & Co., Sr. Unsec’d. Notes
3.250%	09/23/22		1,970	1,887,892
JPMorgan Chase Bank NA, Sub. Notes
6.000%	10/01/17		2,975	3,403,754
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes
2.650%	02/01/19		1,110	1,097,690
3.500%	09/01/23	(a)	1,855	1,703,231
Kroger Co. (The), Sr. Unsec’d. Notes
5.000%	04/15/42		1,435	1,369,152
5.150%	08/01/43	(a)	940	916,974
Leucadia National Corp., Sr. Unsec’d. Notes
5.500%	10/18/23		2,745	2,743,400
Lorillard Tobacco Co., Gtd. Notes
8.125%	06/23/19	(a)	1,710	2,083,030
Macy’s Retail Holdings, Inc., Gtd. Notes
2.875%	02/15/23	(a)	1,910	1,728,596
6.700%	07/15/34		1,390	1,581,631
Marathon Oil Corp., Sr. Unsec’d. Notes
2.800%	11/01/22		2,665	2,456,083
MidAmerican Energy Holdings Co., Sr. Unsec’d. Notes
5.750%	04/01/18	(a)	1,160	1,324,132

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Morgan Stanley, Sr. Unsec’d. Notes
3.750%	02/25/23		5,570	$5,419,972
NCR Corp., Sr. Unsec’d. Notes, 144A
6.375%	12/15/23	(a)	1,310	1,337,837
Nisource Finance Corp., Gtd. Notes
4.800%	02/15/44		1,260	1,136,854
Noble Energy, Inc., Sr. Unsec’d. Notes
4.150%	12/15/21		1,470	1,511,526
6.000%	03/01/41		595	636,219
Nordstrom, Inc., Sr. Unsec’d. Notes
6.750%	06/01/14		785	805,173
Sr. Unsec’d. Notes, 144A
5.000%	01/15/44		4,095	4,047,588
Oracle Corp., Sr. Unsec’d. Notes
2.500%	10/15/22		2,195	2,010,480
Piedmont Operating Partnership LP, Gtd. Notes, REIT
3.400%	06/01/23		1,230	1,091,688
PNC Bank NA, Sub. Notes
3.800%	07/25/23		1,880	1,823,295
PVH Corp., Sr. Unsec’d. Notes
4.500%	12/15/22	(a)	1,390	1,317,025
Reynolds American, Inc., Gtd. Notes
3.250%	11/01/22		1,780	1,640,654
7.250%	06/15/37		410	480,099
Rowan Cos., Inc., Gtd. Notes
5.400%	12/01/42		2,380	2,201,826
Sabine Pass Liquefaction LLC, Sr. Sec’d. Notes, 144A
5.625%	04/15/23		1,315	1,229,525
SLM Corp., Sr. Unsec’d. Notes, MTN
6.000%	01/25/17		1,930	2,089,225
Terex Corp., Gtd. Notes
6.500%	04/01/20	(a)	770	823,900
Tyson Foods, Inc., Gtd. Notes
4.500%	06/15/22		1,575	1,603,611
United Rentals North America, Inc., Gtd. Notes
6.125%	06/15/23	(a)	1,405	1,426,075
Univision Communications, Inc., Sr. Sec’d. Notes, 144A
7.875%	11/01/20	(a)	1,670	1,834,913
Valero Energy Corp., Gtd. Notes
4.500%	02/01/15		315	327,502

SEE NOTES TO FINANCIAL STATEMENTS.

A242

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Verizon Communications, Inc., Sr. Unsec’d. Notes
6.550%	09/15/43		$7,145	$8,359,357
WellPoint, Inc., Sr. Unsec’d. Notes
4.650%	01/15/43		2,200	2,036,764
Yum! Brands, Inc., Sr. Unsec’d. Notes
6.875%	11/15/37		106	120,694

				151,169,606

Venezuela — 0.1%
Petroleos de Venezuela SA, Sr. Unsec’d. Notes
4.900%	10/28/14	(a)	3,250	2,965,625

TOTAL CORPORATE BONDS
(cost $325,682,670)				323,888,705

FOREIGN GOVERNMENT BONDS — 0.3%
Ecuador Government International Bond (Ecuador), Notes, 144A
9.375%	12/15/15		1,105	1,165,775
Jamaica Government International Bond (Jamaica), Unsec’d. Notes
9.000%	06/02/15		1,995	2,056,845
Morocco Government International Bond (Morocco), Sr. Unsec’d. Notes, 144A
5.500%	12/11/42		1,290	1,077,150
Panama Government International Bond (Panama), Sr. Unsec’d. Notes
4.300%	04/29/53		880	666,600
Province of Manitoba (Canada), Unsec’d. Notes
9.625%	12/01/18		1,170	1,525,438
Province of New Brunswick (Canada), Sr. Unsec’d. Notes
2.750%	06/15/18		2,230	2,306,601
Province of Quebec Canada (Canada), Unsec’d. Notes
2.625%	02/13/23	(a)	4,060	3,712,302

TOTAL FOREIGN GOVERNMENT BONDS
(cost $12,784,390)				12,510,711

MUNICIPAL BONDS — 1.0%
California — 0.1%
State of California, General Obligation Unlimited,
5.000%	02/01/43		2,500	2,536,350
University of California, Revenue Bonds,
5.000%	05/15/38		1,445	1,508,667

				4,045,017

Florida — 0.4%
County of Miami-Dade, Revenue Bonds,
5.000%	07/01/42		7,225	7,249,854
Orlando-Orange County Expressway Authority, Revenue Bonds,
5.000%	07/01/35		4,275	4,352,677

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

MUNICIPAL BONDS (continued)
Florida (continued)
State Board of Administration Finance Corp., Revenue Bonds, Series A
2.995%	07/01/20	$7,695	$7,282,009

			18,884,540

Georgia
Municipal Electric Authority of Georgia, BABs, Revenue Bonds,
6.637%	04/01/57	1,195	1,257,295

Illinois — 0.1%
State of Illinois, BABs, General Obligation Unlimited,
7.350%	07/01/35	2,465	2,746,947

Massachusetts — 0.1%
Commonwealth of Massachusetts, General Obligation Ltd.,
4.000%	06/01/43	4,815	4,259,590

New York — 0.1%
Metropolitan Transportation Authority, Revenue Bonds,
5.000%	11/15/42	4,940	4,947,064
5.000%	11/15/43	1,150	1,142,870

			6,089,934

Ohio — 0.1%
American Municipal Power, Inc., Revenue Bonds,
5.000%	02/15/42	1,125	1,116,540
8.084%	02/15/50	265	350,775
Ohio State Turnpike Commission, Revenue Bonds,
5.250%	02/15/39	570	592,150

			2,059,465

Pennsylvania — 0.1%
Pennsylvania Turnpike Commission, Revenue Bonds,
5.000%	12/01/43	1,560	1,555,133
Philadelphia Authority for Industrial Development, Revenue Bonds,
3.964%	04/15/26	2,720	2,432,142

			3,987,275

TOTAL MUNICIPAL BONDS
(cost $44,145,945)			43,330,063

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.7%
Federal Home Loan Mortgage Corp., Series 2646, Class SH
13.544%(c)	07/15/33	4	3,836
Series 3792, Class DS, IO
6.418%(c)	11/15/40	4,614	576,258
Series 3792, Class SP, IO
6.418%(c)	06/15/39	10,792	1,132,329
Series 3946, Class SL, IO
6.468%(c)	04/15/41	1,522	300,334
Series 3955, Class SB, IO
6.468%(c)	02/15/41	2,226	404,307

SEE NOTES TO FINANCIAL STATEMENTS.

A243

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 4170, Class DS
3.868%(c)	01/15/33	$5,032	$3,594,794
Series 4170, Class QI, IO
3.000%	05/15/32	6,118	849,246
Series 4192, Class US
5.181%(c)	03/15/43	3,250	2,434,197
Federal National Mortgage Assoc., Series 2012-2, Class PS, IO
6.371%(c)	07/25/41	2,569	486,685
Series 2012-111, Class HS
3.518%(c)	10/25/42	1,833	1,333,724
Series 2012-128, Class HS
5.732%(c)	11/25/42	2,851	1,953,232
Series 2012-134, Class IL, IO
3.500%	12/25/32	1,890	339,572
Series 2012-137, Class US
5.181%(c)	12/25/42	661	495,331
Series 2012-150, Class DS
5.732%(c)	01/25/43	2,535	1,775,552
Series 2013-51, Class GI, IO
3.000%	05/25/33	5,821	952,001
Series 2013-93, Class MP
3.000%	08/25/42	2,694	2,770,857
Series 2013-93, Class PM
3.000%	09/25/38	5,322	5,473,180
Series 2013-93, Class WA
3.000%	08/25/42	3,600	3,695,180
Impac Secured Assets Trust, Series 2006-1, Class 2A2
0.594%(c)	05/25/36	995	976,981
Series 2006-2, Class 2A1
0.534%(c)	08/25/36	21	20,507
Opteum Mortgage Acceptance Corp., Series 2005-3, Class APT
0.474%(c)	07/25/35	1,731	1,679,253
Wells Fargo Mortgage Backed Securities Trust, Series 2006-16, Class A5
5.000%	11/25/36	610	625,922

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $35,261,064)			31,873,278

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.8%
Federal Home Loan Mortgage Corp., Notes
1.140%	10/15/18	7,185	6,934,229
3.000%	06/15/39-01/01/43	5,578	5,523,816
Federal National Mortgage Assoc., Notes
2.630%	10/10/24	6,965	6,152,575
3.000%	04/01/43-08/01/43	45,771	43,504,427
3.247%(c)	06/01/42	1,936	1,990,360
3.500%	11/25/41	3,569	3,706,140
4.000%	01/01/44	14,605	15,044,529
4.500%	10/01/40-12/01/43	71,628	75,994,233
Government National Mortgage Assoc.
4.000%(c)	07/20/41-03/20/42	3,829	4,048,826

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	07/20/41		$530	$569,324
5.500%	02/20/34		758	849,828

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $167,279,750)				164,318,287

U.S. TREASURY OBLIGATIONS — 3.6%
U.S. Treasury Bonds
2.875%	05/15/43		7,315	5,928,581
3.625%	08/15/43	(a)	8,300	7,838,313
U.S. Treasury Notes
0.250%	01/15/15-04/15/16		18,395	18,359,454
0.250%	01/31/15	(a)	9,055	9,062,425
0.250%	02/28/15	(a)	2,210	2,211,381
0.375%	06/30/15-03/15/16		17,835	17,835,323
0.625%	10/15/16		1,975	1,971,297
1.250%	10/31/18	(a)	9,420	9,235,283
1.375%	06/30/18-09/30/18		53,025	52,612,428
1.500%	08/31/18-12/31/18		5,450	5,395,538
2.500%	08/15/23		24,600	23,623,675
2.750%	11/15/23	(a)	3,105	3,037,562

TOTAL U.S. TREASURY OBLIGATIONS (cost $158,307,263)				157,111,260

TOTAL LONG-TERM INVESTMENTS (cost $2,775,459,617)				3,069,501,736

			Shares
SHORT-TERM INVESTMENTS — 33.2%
AFFILIATED MONEY MARKET MUTUAL FUND — 33.0%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $1,431,436,055; includes $247,780,457 of cash collateral for securities on loan)(b)(w)(Note 4)			1,431,436,055	1,431,436,055

			Principal Amount (000)#
U.S. TREASURY OBLIGATION(n) — 0.2%
U.S. Treasury Bills (cost 7,999,556)
0.023%	03/27/14		$8,000	7,998,784

TOTAL SHORT-TERM INVESTMENTS (cost $1,439,435,611)				1,439,434,839

TOTAL INVESTMENTS — 104.1% (cost $4,214,895,228)				4,508,936,575
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (4.1)%				(179,239,553)

NET ASSETS — 100.0%				$4,329,697,022

SEE NOTES TO FINANCIAL STATEMENTS.

A244

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
ADR	American Depositary Receipt
BABs	Build America Bonds
CVA	Certificate Van Aandelen (Bearer)
ETF	Exchange Traded Fund
FREMF	Freddie Mac Mortgage Trust
FTSE	Financial Times Stock Exchange
GDR	Global Depositary Receipt
IO	Interest Only
iBoxx	Bond Market Indices
JSE	Johannesburg Stock Exchange
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
NVDR	Non-voting Depositary Receipt
PRFC	Preference Shares
QMTF	Quote Multilateral Trading Facility
REIT	Real Estate Investment Trust
SDR	Sweden Depositary Receipts
SPDR	Standard & Poor’s Depository Receipts
STOXX	Stock Index of Eurozone
TSX	Toronto Stock Exchange
UTS	Units Trust Security

XEQT	Equiduct Stock Exchange
XHKG	Hong Kong Stock Exchange
XLON	London Stock Exchange
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
TRY	Turkish Lira
ZAR	South African Rand

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $241,830,735; cash collateral of $247,780,457 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2013.

(n)	Rate shown reflects yield to maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)(1)
Long Positions:
114	2 Year U.S. Treasury Notes	Mar. 2014	$25,104,936	$25,058,625	$(46,311)
1,048	10 Year U.S. Treasury Notes	Mar. 2014	129,369,791	128,953,125	(416,666)
134	20 Year U.S. Treasury Bonds	Mar. 2014	17,402,625	17,193,875	(208,750)
835	Euro STOXX 50	Mar. 2014	33,658,856	35,702,022	2,043,166
196	FTSE 100 Index	Mar. 2014	20,802,862	21,737,928	935,066
828	Nikkei 225 Index	Mar. 2014	122,710,056	128,080,144	5,370,088
10,356	S&P 500 E-Mini	Mar. 2014	915,834,466	953,321,580	37,487,114

					45,163,707

Short Positions:
14	90 Day Euro Dollar	Dec. 2014	3,477,409	3,484,950	(7,541)
14	90 Day Euro Dollar	Mar. 2015	3,471,475	3,481,450	(9,975)
14	90 Day Euro Dollar	Jun. 2015	3,463,775	3,476,375	(12,600)
14	90 Day Euro Dollar	Sep. 2015	3,449,950	3,469,550	(19,600)
14	90 Day Euro Dollar	Dec. 2015	3,440,150	3,460,625	(20,475)
14	90 Day Euro Dollar	Mar. 2016	3,429,650	3,449,950	(20,300)
14	90 Day Euro Dollar	Jun. 2016	3,419,150	3,438,925	(19,775)
14	90 Day Euro Dollar	Sep. 2016	3,411,975	3,428,075	(16,100)
650	5 Year U.S. Treasury Notes	Mar. 2014	78,573,828	77,553,125	1,020,703
15	30 Year U.S. Ultra Treasury Bonds	Mar. 2014	2,091,172	2,043,750	47,422
311	S&P/TSX 60 Index	Mar. 2014	43,970,086	45,725,564	(1,755,478)

					(813,719)

					$44,349,988

(1)	Cash of $44,438,900 has been segregated to cover requirement for open futures contracts as of December 31, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.

A245

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation
British Pound,
Expiring 03/26/14	Deutsche Bank	GBP	9,574	$15,656,457	$15,844,501	$188,044

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real,
Expiring 03/26/14	Deutsche Bank	BRL	9,855	$4,118,922	$4,091,827	$27,095
British Pound,
Expiring 03/26/14	JPMorgan Chase	GBP	44,824	72,750,385	74,181,524	(1,431,139)
Canadian Dollar,
Expiring 03/26/14	Deutsche Bank	CAD	20,525	19,298,663	19,281,938	16,725
Expiring 03/26/14	State Street Bank	CAD	110,200	103,608,432	103,526,428	82,004
Euro,
Expiring 03/26/14	JPMorgan Chase	EUR	60,604	83,226,572	83,371,509	(144,937)
Japanese Yen,
Expiring 03/26/14	State Street Bank	JPY	12,868,828	125,170,976	122,253,025	2,917,951
Norwegian Krone,
Expiring 03/26/14	State Street Bank	NOK	102,381	16,617,217	16,826,215	(208,998)
South African Rand,
Expiring 03/26/14	Barclays Capital Group	ZAR	54,306	5,157,476	5,113,001	44,475
Turkish Lira,
Expiring 03/26/14	Deutsche Bank	TRY	4,301	2,067,866	1,965,430	102,436

				$432,016,509	$430,610,897	$1,405,612

Cross currency exchange contracts outstanding at December 31, 2013:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation	Counterparty
03/26/14	Buy	GBP	6,917	EUR	90,905	$2,238,426	Barclays Capital Group

Total Return swap agreements outstanding at December 31, 2013:

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
JPMorgan Chase	03/20/14	$62,892	Pay fixed payment on the S&P 500 Index and receive variable payments based on the 1 month LIBOR	$2,045,904	$—	$2,045,904
JPMorgan Chase	03/21/14	62,072	Pay fixed payment on the S&P 500 Index and receive variable payments based on the 1 month LIBOR	2,866,058	—	2,866,058
JPMorgan Chase	05/21/14	15,485	Pay fixed payment on the S&P 500 Index and receive variable payments based on the 1 month LIBOR	(118,238)	—	(118,238)
JPMorgan Chase	05/23/14	15,538	Pay fixed payment on the S&P 500 Index and receive variable payments based on the 1 month LIBOR	(64,849)	—	(64,849)

SEE NOTES TO FINANCIAL STATEMENTS.

A246

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Total Return swap agreements outstanding at December 31, 2013 (continued):

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
JPMorgan Chase	05/23/14	$15,538	Pay fixed payment on the S&P 500 Index and receive variable payments based on the 1 month LIBOR	$(64,904)	$—	$(64,904)
JPMorgan Chase	05/23/14	15,485	Pay fixed payment on the S&P 500 Index and receive variable payments based on the 1 month LIBOR	(114,641)	—	(114,641)
JPMorgan Chase	05/27/14	15,485	Pay fixed payment on the S&P 500 Index and receive variable payments based on the 1 month LIBOR	(118,012)	—	(118,012)
JPMorgan Chase	05/28/14	15,485	Pay fixed payment on the S&P 500 Index and receive variable payments based on the 1 month LIBOR	(118,012)	—	(118,012)
JPMorgan Chase	05/28/14	15,479	Pay fixed payment on the S&P 500 Index and receive variable payments based on the 1 month LIBOR	(123,758)	—	(123,758)
UBS AG	05/23/14	15,479	Pay fixed payment on the S&P 500 Index and receive variable payments based on the 1 month LIBOR	(123,757)	—	(123,757)

				$4,065,791	$—	$4,065,791

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A247

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Australia	$2,095,227	$22,952,466	$—
Austria	2,351,461	3,168,513	—
Belgium	640,088	3,598,245	—
Brazil	3,250,570	—	—
Cambodia	—	492,245	—
Canada	43,167,814	—	—
Chile	166,741	—	—
China	1,485,616	11,725,775	—
Cyprus	381,510	—	—
Czech Republic	—	980,829	—
Denmark	1,945,500	3,160,010	—
Egypt	—	260,629	—
Finland	1,478,541	15,147,409	—
France	368,360	96,277,946	—
Germany	956,809	54,045,793	—
Greece	—	740,023	—
Guernsey	127,005	—	—
Hong Kong	11,610,965	25,182,442	—
Hungary	—	864,687	—
India	—	660,569	—
Indonesia	—	1,867,646	—
Ireland	—	7,209,508	—
Israel	9,654,593	7,432,755	—
Italy	—	15,672,496	—
Japan	822,092	189,491,787	—
Kazakhstan	880,710	—	—
Liechtenstein	50,059	—	—
Luxembourg	—	3,977,417	—
Malaysia	197,781	376,137	—
Mexico	3,889,522	—	—
Netherlands	436,078	19,294,395	—
New Zealand	69,605	885,896	—
Norway	705,484	22,253,286	—
Philippines	306,408	363,677	—
Poland	—	4,389,551	—
Portugal	—	1,274,802	—
Russia	11,643,541	—	—
Singapore	—	12,129,909	—
South Africa	2,245,423	3,606,053	—
South Korea	375,556	11,121,546	—
Spain	359,751	24,403,678	—
Sweden	654,045	13,177,845	—
Switzerland	374,645	61,552,510	—
Taiwan	217,241	7,436,317	—
Thailand	—	2,066,379	—
Turkey	77,762	1,669,090	—
United Kingdom	2,680,149	173,963,746	—
United States	118,654,619	—	—
Exchange Traded Funds	674,382,391	—	—
Preferred Stocks:
Brazil	2,206,110	—	—
Germany	—	4,530,362	—
Italy	—	119,210	—

SEE NOTES TO FINANCIAL STATEMENTS.

A248

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

	Level 1	Level 2	Level 3
Rights:
Hong Kong	$—	$1,725	$—
Spain	66,758	—	—
Unaffiliated Mutual Funds	476,880,498	—	—
Warrants:
Netherlands	—	6,361,260	—
Asset-Backed Securities	—	76,226,207	2,565,462
Commercial Mortgage-Backed Securities	—	43,934,171	—
Corporate Bonds	—	323,888,705	—
Foreign Government Bonds	—	12,510,711	—
Municipal Bonds	—	43,330,063	—
Residential Mortgage-Backed Securities	—	31,873,278	—
U.S. Government Agency Obligations	—	164,318,287	—
U.S. Treasury Obligations	—	165,110,044	—
Affiliated Money Market Mutual Fund	1,431,436,055	—	—
Other Financial Instruments*
Futures	44,349,988	—	—
Foreign Forward Currency Contracts	—	3,832,082	—
Total Return Swaps	—	4,065,791	—

Total	$2,853,643,071	$1,704,975,903	$2,565,462

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A249

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows (unaudited):

Affiliated Money Market Mutual Fund (5.7% represents investments purchased with collateral from securities on loan)	33.0%
Exchange Traded Funds	15.6
Unaffiliated Mutual Funds	11.0
U.S. Treasury Obligations	3.8
U.S. Government Agency Obligations	3.8
Commercial Banks	3.5
Oil, Gas & Consumable Fuels	2.7
Banks	2.4
Pharmaceuticals	1.9
Non-Residential Mortgage-Backed Securities	1.7
Insurance	1.7
Metals & Mining	1.4
Chemicals	1.1
Commercial Mortgage-Backed Securities	1.0
Municipal Bonds	1.0
Diversified Telecommunication Services	0.9
Machinery	0.9
Diversified Financial Services	0.9
Residential Mortgage-Backed Securities	0.8
Automobiles	0.8
Wireless Telecommunication Services	0.8
Capital Markets	0.7
Food Products	0.6
Media	0.6
Household Durables	0.5
Food & Staples Retailing	0.5
Auto Components	0.5
Commercial Services & Supplies	0.4
Electric Utilities	0.4
Aerospace & Defense	0.4
Construction & Engineering	0.4
Real Estate Management & Development	0.4
Textiles, Apparel & Luxury Goods	0.4
Energy Equipment & Services	0.4
Electronic Equipment, Instruments & Components	0.4

Software	0.3%
Road & Rail	0.3
Beverages	0.3
Real Estate Investment Trusts (REITs)	0.3
Electrical Equipment	0.3
Semiconductors & Semiconductor Equipment	0.3
Retail	0.3
Foreign Government Bonds	0.3
Communications Equipment	0.3
Industrial Conglomerates	0.3
Tobacco	0.2
Specialty Retail	0.2
Household Products	0.2
Hotels, Restaurants & Leisure	0.2
Computers & Peripherals	0.2
Personal Products	0.2
Pipelines	0.2
Construction Materials	0.2
Health Care Equipment & Supplies	0.2
Professional Services	0.2
Trading Companies & Distributors	0.2
Real Estate	0.2
Marine	0.2
Building Products	0.1
IT Services	0.1
Multi-Utilities	0.1
Entertainment	0.1
Healthcare Products	0.1
Office Electronics	0.1
Health Care Providers & Services	0.1
Gas Utilities	0.1
Containers & Packaging	0.1
Transportation Infrastructure	0.1
Paper & Forest Products	0.1
Holding Companies	0.1

104.1
Liabilities in excess of other assets	(4.1)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange risk, interest rate risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker — variation margin	$1,068,125	*	Due from broker — variation margin	$798,093	*
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	5,617,156		Unrealized depreciation on foreign currency forward contracts	1,785,074
Equity contracts	Unrealized appreciation on swap agreements	4,911,962		Unrealized depreciation on swap agreements	846,171
Equity contracts	Unaffiliated investments	6,429,743		—	—
Equity contracts	Due from broker-variation margin	45,835,434	*	Due from broker-variation margin	1,755,478	*

Total		$63,862,420			$5,184,816

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A250

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Warrants(1)	Futures	Swaps	Forward Currency Contracts(2)	Total
Interest rate contracts	$—	$—	$(2,874,921)	$—	$—	$(2,874,921)
Foreign exchange contracts	—	—	—	—	23,844,241	23,844,241
Equity contracts	(302,872)	842,839	151,215,086	4,358,555	—	156,113,608

Total	$(302,872)	$842,839	$148,340,165	$4,358,555	$23,844,241	$177,082,928

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(3)	Warrants(3)	Futures	Swaps	Forward Currency Contracts(4)	Total
Interest rate contracts	$—	$—	$2,803,027	$—	$—	$2,803,027
Foreign exchange contracts	—	—	—	—	1,670,151	1,670,151
Equity contracts	3,692	1,212,354	34,316,760	4,065,791	—	39,598,597

Total	$3,692	$1,212,354	$37,119,787	$4,065,791	$1,670,151	$44,071,775

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2013, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts - Long Positions(1)	Futures Contracts - Short Positions(1)	Forward Foreign Currency Exchange Purchase Contracts(2)	Forward Foreign Currency Exchange Sale Contracts(3)	Total Return Swap Agreements(4)
$ 1,100,153,816	$ 535,593,279	$ 450,318,597	$ 871,474,295	$ 119,365,742

(1)	Value at Trade Date.

(2)	Value at Settlement Date Payable.

(3)	Value at Settlement Date Receivable.

(4)	Notional Amount.

The Portfolio invested in financial instruments and derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A251

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Offsetting of financial instrument and derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$241,830,735	$—	$—	$241,830,735
Exchange-traded and cleared derivatives	3,219,207	—	—	3,219,207
Over-the-counter derivatives*	10,529,118	—	—	10,529,118

				255,579,060

Liabilities:
Over-the-counter derivatives*	(2,631,245)	—	—	(2,631,245)

Collateral Amount Pledged/(Received):
Securities on loan				(241,830,735)
Exchange-traded and cleared derivatives				—
Over-the-counter derivatives				(2,613,472)

Net Amount				$8,503,608

*	Over-the-counter derivatives may consist of forward foreign currency exchange contracts, options contracts and swap agreements. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation) by counterparty, see the Schedule of Investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A252

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $241,830,735:
Unaffiliated investments (cost $2,783,459,173)	$3,077,500,520
Affiliated investments (cost $1,431,436,055)	1,431,436,055
Foreign currency, at value (cost $10,759,540)	10,619,745
Deposit with broker	44,438,900
Receivable for investments sold	168,229,722
Dividends and interest receivable	15,997,776
Unrealized appreciation on foreign currency forward contracts	5,617,156
Unrealized appreciation on swap agreements	4,911,962
Due from broker-variation margin	3,219,207
Tax reclaim receivable	1,499,788
Receivable for fund share sold	116,168
Prepaid expenses	31,545

Total Assets	4,763,618,544

LIABILITIES:
Payable to broker for collateral for securities on loan	247,780,457
Payable for investments purchased	168,356,568
Payable to custodian	12,980,895
Unrealized depreciation on foreign currency forward contracts	1,785,074
Advisory fees payable	1,437,032
Unrealized depreciation on swap agreements	846,171
Accrued expenses and other liabilities	359,438
Payable for fund share repurchased	316,027
Distribution fee payable	59,397
Affiliated transfer agent fee payable	417
Foreign withheld taxes payable	46

Total Liabilities	433,921,522

NET ASSETS	$4,329,697,022

Net assets were comprised of:
Paid-in capital	$3,423,602,568
Retained earnings	906,094,454

Net assets, December 31, 2013	$4,329,697,022

Net asset value and redemption price per share, $4,329,697,022 / 309,368,732 outstanding shares of beneficial interest	$14.00

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Unaffiliated dividend income (net of $2,253,191 foreign withholding tax)	$79,319,601
Interest income	20,061,100
Affiliated dividend income	1,281,812
Affiliated income from securities lending, net	629,550

101,292,063

EXPENSES
Advisory fees	34,658,956
Distribution fee (Note 4)	3,291,661
Custodian and accounting fees	1,132,000
Shareholder servicing fees and expenses (Note 4)	486,983
Audit fee	52,000
Trustees’ fees	41,000
Insurance expenses	37,000
Legal fees and expenses	15,000
Commitment fee on syndicated credit agreement	10,000
Shareholders’ reports	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Loan interest expense (Note 7)	4,877
Miscellaneous	126,827

Total expenses	39,874,304
Less: shareholder servicing fee waiver	(166,917)

Net expenses	39,707,387

NET INVESTMENT INCOME	61,584,676

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	105,858,325
Futures transactions	148,340,165
Swap agreements transactions	4,358,555
Foreign currency transactions	13,698,673

272,255,718

Net change in unrealized appreciation (depreciation) on:
Investments	242,162,419
Futures	37,119,787
Swap agreements.	4,065,791
Foreign currencies	1,586,872

284,934,869

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	557,190,587

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$618,775,263

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$61,584,676	$22,489,284
Net realized gain on investment and foreign currency transactions	272,255,718	203,627,424
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	284,934,869	78,162,565

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	618,775,263	304,279,273

DISTRIBUTIONS	—	(22,046,289)

FUND SHARE TRANSACTIONS:
Fund share sold [71,365,085 and 161,866,586 shares, respectively]	905,329,585	1,825,023,529
Fund share issued in reinvestment of distributions [0 and 2,026,313 shares, respectively]	—	22,046,289
Fund share repurchased [16,186,388 and 65,711,557 shares, respectively]	(205,666,967)	(731,705,352)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	699,662,618	1,115,364,466

TOTAL INCREASE IN NET ASSETS	1,318,437,881	1,397,597,450
NET ASSETS:
Beginning of year	3,011,259,141	1,613,661,691

End of year	$4,329,697,022	$3,011,259,141

SEE NOTES TO FINANCIAL STATEMENTS.

A253

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 73.0%
COMMON STOCKS — 34.5%	Shares	Value (Note 2)

Australia — 0.7%
Adelaide Brighton Ltd.	292,051	$959,312
ALS Ltd.	133,157	1,050,532
ARB Corp. Ltd.	37,874	396,813
Ausdrill Ltd.(a)	168,449	155,710
Ausenco Ltd.	44,397	25,028
AWE Ltd.*	159,677	191,185
BHP Billiton Ltd.	33,832	1,153,429
BWP Trust	54,185	106,186
Cabcharge Australia Ltd.(a)	66,236	236,687
Cardno Ltd.	153,108	945,708
Coca-Cola Amatil Ltd.	32,344	347,942
Codan Ltd.(a)	121,325	121,750
Collection House Ltd.	167,792	282,438
Decmil Group Ltd.	143,889	319,867
Emeco Holdings Ltd.	361,241	72,798
Fleetwood Corp. Ltd.(a)	46,387	132,028
Flight Centre Travel Group Ltd.	11,576	493,007
Forge Group Ltd.	75,327	117,512
Grange Resources Ltd.	551,522	126,120
GUD Holdings Ltd.(a)	55,101	283,844
Imdex Ltd.	84,831	47,185
Iress Ltd.	24,630	207,866
JB Hi-Fi Ltd.	12,680	244,128
Kingsgate Consolidated Ltd.(a)	73,644	61,683
Leighton Holdings Ltd.(a)	69,533	1,004,177
Macquarie Group Ltd.	69,735	3,422,796
Mermaid Marine Australia Ltd.	145,436	441,522
Metcash Ltd.	193,511	546,480
Mineral Resources Ltd.	41,581	442,434
Monadelphous Group Ltd.(a)	79,319	1,320,992
Mount Gibson Iron Ltd.	499,367	454,238
Myer Holdings Ltd.(a)	153,134	377,214
NRW Holdings Ltd.	417,125	512,381
OrotonGroup Ltd.(a)	26,196	103,151
OZ Minerals Ltd.	67,301	190,209
Platinum Asset Management Ltd.	44,749	276,263
Programmed Maintenance Services Ltd.	76,978	240,521
Qantas Airways Ltd.*	93,944	92,151
RCR Tomlinson Ltd.	138,323	453,635
Resolute Mining Ltd.*	658,556	329,260
Seven Group Holdings Ltd.	75,363	542,227
St Barbara Ltd.*(a)	407,787	95,844
Sydney Airport	73,888	251,118
Telstra Corp. Ltd.	785,634	3,687,445
Thorn Group Ltd.	89,736	174,042
TPG Telecom Ltd.	114,008	543,649
Troy Resources Ltd.*(a)	32,909	23,175
Westfield Retail Trust	317,490	843,453
Woolworths Ltd.	96,440	2,920,325
WorleyParsons Ltd.	51,560	766,980
Wotif.com Holdings Ltd.	66,208	163,754

		28,298,194

Austria — 0.2%
Ams AG	2,154	260,784
Oesterreichische Post AG	49,570	2,378,459
OMV AG	107,198	5,130,580

COMMON STOCKS (continued)	Shares	Value (Note 2)

Austria (continued)
Raiffeisen Bank International AG	8,394	$296,398

		8,066,221

Belgium — 0.2%
Ageas	14,206	605,797
Barco NV	7,619	594,278
Belgacom SA	126,506	3,743,617
Colruyt SA	36,023	2,012,734
Mobistar SA	38,589	733,741

		7,690,167

Bermuda
Montpelier Re Holdings Ltd.	18,300	532,530

Brazil — 0.2%
Cia de Saneamento Basico do Estado de Sao Paulo, ADR(a)	43,800	496,692
Cia Energetica de Minas Gerais, ADR(a)	92,144	717,802
Cia Hering	13,900	176,162
Cia Paranaense de Energia, ADR(a)	25,800	339,012
Eternit SA	30,100	111,507
Ez Tec Empreendimentos e Participacoes SA	66,100	816,426
Santos Brasil Participacoes SA, UTS	69,600	558,747
Souza Cruz SA	17,300	176,795
Telefonica Brasil SA, ADR(a)	47,400	911,028
Tractebel Energia SA	73,300	1,116,627
Transmissora Alianca de Energia Eletrica SA, UTS	24,800	191,315
Vale SA	17,700	267,910

		5,880,023

Cambodia
NagaCorp Ltd.	928,000	980,265

Canada — 1.0%
Agrium, Inc.	17,700	1,619,119
Alamos Gold, Inc.	41,400	501,594
Artis Real Estate Investment Trust	29,800	416,877
Barrick Gold Corp.	150,715	2,654,627
Bird Construction, Inc.	3,800	46,505
Blackberry Ltd.*(a)	67,800	504,232
Canadian Natural Resources Ltd.	75,553	2,556,248
Canadian Oil Sands Ltd.	173,100	3,255,861
Centerra Gold, Inc.	51,600	209,849
Cominar Real Estate Investment Trust	22,300	387,114
Constellation Software, Inc.	1,500	317,708
Ensign Energy Services, Inc.	25,200	396,890
Evertz Technologies Ltd.	4,900	70,946
Genworth MI Canada, Inc.	78,300	2,700,051
Goldcorp, Inc.	116,229	2,520,985
Gran Tierra Energy, Inc.*	138,300	1,010,973
HudBay Minerals, Inc.	29,800	245,189
IAMGOLD Corp.	106,600	354,246
Lightstream Resources Ltd.	15,029	83,192
Magna International, Inc.	26,900	2,205,686
MFC Industrial Ltd.(a)	15,000	119,850
Nevsun Resources Ltd.	259,100	861,024
Pason Systems, Inc.	43,500	941,050
Potash Corp. of Saskatchewan, Inc.	79,958	2,636,036
Power Financial Corp.	33,900	1,148,882

SEE NOTES TO FINANCIAL STATEMENTS.

A254

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Canada (continued)
Rogers Communications, Inc. (Class B Stock)	72,800	$3,294,418
Shaw Communications, Inc. (Class B Stock)	49,100	1,194,855
Suncor Energy, Inc.	73,383	2,572,636
Teck Resources Ltd. (Class B Stock)	78,200	2,035,519
Tim Hortons, Inc.(a)	22,300	1,301,874
Transcontinental, Inc. (Class A Stock)	54,200	745,968
TransGlobe Energy Corp.*	43,200	361,135
Yellow Media Ltd.*	4,915	95,131

		39,366,270

Chile
Administradora de Fondos de Pensiones Habitat SA	321,204	425,460
ENTEL Chile SA	14,141	191,900
Inversiones Aguas Metropolitanas SA	68,643	116,561

		733,921

China — 0.5%
361 Degrees International Ltd.	724,000	191,582
ANTA Sports Products Ltd.	154,000	191,079
APT Satellite Holdings Ltd.	76,500	90,763
Bank of China Ltd. (Class H Stock)	2,823,000	1,303,164
Bank of Communications Co. Ltd. (Class H Stock)	1,028,000	727,474
Baoye Group Co. Ltd. (Class H Stock)	342,000	226,697
Changyou.com Ltd., ADR*(a)	5,500	176,275
Chaowei Power Holdings Ltd.	350,000	184,607
China BlueChemical Ltd. (Class H Stock)	1,412,000	884,647
China CITIC Bank Corp. Ltd. (Class H Stock)	500,000	272,257
China Green Agriculture, Inc.*	15,300	55,386
China Lilang Ltd.	350,000	216,084
China Lumena New Materials Corp.	2,722,000	534,995
China Mobile Ltd.	224,000	2,333,257
China Petroleum & Chemical Corp. (Class H Stock)	1,264,000	1,037,145
China Properties Group Ltd.*	187,000	47,800
China Rare Earth Holdings Ltd.*	600,000	83,745
China Sanjiang Fine Chemicals Co. Ltd.	459,000	234,863
China Shenhua Energy Co. Ltd. (Class H Stock)	489,000	1,547,569
China South City Holdings Ltd.	876,000	248,464
China Taifeng Beddings Holdings Ltd.	478,000	110,131
China Tontine Wines Group Ltd.*	2,674,000	138,185
China Travel International Investment Hong Kong Ltd.	914,000	192,480
Chongqing Rural Commercial Bank (Class H Stock)	494,000	240,354
CNOOC Ltd. (Class H Stock)	1,320,000	2,454,907
Dongyue Group Ltd. (Class H Stock)	585,000	232,228
Guangdong Investment Ltd.	1,128,000	1,103,521
Jiangsu Expressway Co. Ltd. (Class H Stock)	276,000	339,203
NAM TAI Electronics, Inc.	22,900	163,506
NetEase, Inc., ADR(a)	14,400	1,131,840
Parkson Retail Group Ltd.	462,000	142,396
Peak Sport Products Co. Ltd.	418,000	102,079
Shenguan Holdings Group Ltd.	1,652,000	738,087
Shenzhen Investment Ltd.	328,000	124,010

COMMON STOCKS (continued)	Shares	Value (Note 2)

China (continued)
Silver Grant International Ltd.	510,000	$72,467
SinoMedia Holding Ltd.	218,000	155,817
Sino-Ocean Land Holdings Ltd.	598,000	393,529
Sinoref Holdings Ltd.*	2,064,000	129,256
SOHO China Ltd.	393,000	339,289
Travelsky Technology Ltd. (Class H Stock)	419,000	413,804
Weiqiao Textile Co. (Class H Stock)	91,000	55,908
Xinhua Winshare Publishing and Media Co. Ltd. (Class H Stock)	269,000	148,236
XTEP International Holdings	499,500	258,209
Zhaojin Mining Industry Co. Ltd. (Class H Stock)	605,000	348,206
Zijin Mining Group Co. Ltd. (Class H Stock)	2,480,000	534,058

		20,649,559

Cyprus
Globaltrans Investment PLC, GDR	54,537	864,411

Czech Republic — 0.1%
CEZ A/S	71,168	1,856,381

Denmark — 0.1%
A.P. Moeller-Maersk A/S (Class B Stock)	318	3,441,381
Coloplast A/S (Class B Stock)	8,630	572,131
Novozymes A/S (Class B Stock)	14,170	598,544
SimCorp A/S	11,974	470,519

		5,082,575

Egypt
Centamin PLC*	1,145,458	849,346

Finland — 0.2%
Elisa OYJ	30,050	796,207
Orion OYJ (Class B Stock)	149,414	4,199,601
Sampo OYJ (Class A Stock)	44,568	2,190,643
Stora Enso OYJ (Class R Stock)	30,130	302,770
Tieto OYJ	32,615	738,679

		8,227,900

France — 1.2%
Alstom SA	69,644	2,539,686
Alten SA	14,773	670,726
AXA SA	65,410	1,821,520
BioMerieux	2,659	278,996
BNP Paribas SA	112,352	8,764,309
Bouygues SA	24,172	914,088
Cie de Saint-Gobain	48,162	2,653,114
Cie Generale des Etablissements Michelin	46,397	4,936,694
CNP Assurances SA	97,135	1,991,872
Credit Agricole SA*	25,353	325,000
Danone	11,716	845,218
Eutelsat Communications SA	17,566	548,103
Metropole Television SA	104,385	2,390,626
Natixis	79,599	468,301
Neopost SA	16,299	1,257,758
Plastic Omnium SA	53,473	1,495,937
Renault SA	26,799	2,156,696
Sanofi	45,628	4,872,857
Societe BIC SA	12,513	1,533,524
Societe Generale SA	38,875	2,260,609
Total Gabon	888	569,577
Total SA	41,815	2,566,592
Valeo SA	16,031	1,776,584

SEE NOTES TO FINANCIAL STATEMENTS.

A255

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

France (continued)
Vinci SA	27,601	$1,814,256

		49,452,643

Germany — 0.6%
Axel Springer SE	7,070	455,174
BASF SE	46,775	4,992,499
Bertrandt AG	1,855	283,270
Bijou Brigitte AG	1,621	164,352
Commerzbank AG*	49,103	792,692
Continental AG	159	34,931
Daimler AG	30,106	2,612,744
Deutsche Bank AG	41,479	1,992,718
Hannover Rueck SE	19,941	1,714,350
Hugo Boss AG	6,350	904,410
K+S AG(a)	136,521	4,206,587
Muenchener Rueckversicherungs AG	3,347	738,251
ProSiebenSat.1 Media AG	19,744	980,410
SAP AG	14,206	1,231,972
Software AG	8,209	287,606
Suedzucker AG	50,346	1,360,102

		22,752,068

Greece
Metka SA	15,215	239,620
OPAP SA	78,333	1,043,022

		1,282,642

Hong Kong — 0.6%
AMVIG Holdings Ltd.	196,000	93,270
Asian Citrus Holdings Ltd.	805,888	215,839
Bosideng International Holdings Ltd.	1,496,000	281,952
C C Land Holdings Ltd.	363,000	91,581
Champion REIT	430,000	190,264
Chaoda Modern Agriculture Holdings Ltd.*	1,052,000	120,979
Cheung Kong Holdings Ltd.	19,000	300,595
China Green Holdings Ltd.*	492,000	49,645
China Ocean Resources Co. Ltd.*	63,490	255,079
Coastal Greenland Ltd.*	2,414,000	111,066
CSI Properties Ltd.	5,120,000	217,892
Dah Sing Financial Holdings Ltd.	173,600	996,041
Dan Form Holdings Co. Ltd.	722,000	79,276
Dorsett Hospitality International Ltd.	757,000	158,481
Emperor Entertainment Hotel Ltd.	605,000	312,893
Emperor International Holdings	1,538,000	417,396
Enerchina Holdings Ltd.*	4,761,000	117,166
Fairwood Holdings Ltd.	34,500	70,728
First Pacific Co. Ltd.	1,154,000	1,315,782
Giordano International Ltd.	1,068,000	955,411
Great Eagle Holdings Ltd.	99,049	339,726
HKR International Ltd.	233,600	108,698
Hongkong Land Holdings Ltd.	9,000	53,100
Huabao International Holdings Ltd.	1,103,000	611,503
Hutchison Telecommunications Hong Kong Holdings Ltd.	824,000	312,893
Hysan Development Co. Ltd.	180,000	777,014
K Wah International Holdings Ltd.	177,000	107,623
Kerry Logistics Network Ltd.*	104,750	148,865
Kerry Properties Ltd.	209,500	729,462
Lai Sun Development*	4,019,000	109,077
Lai Sun Garment International Ltd.*	550,000	85,114

COMMON STOCKS (continued)	Shares	Value (Note 2)

Hong Kong (continued)
Luk Fook Holdings International Ltd.	78,000	$297,716
New World Development Co. Ltd.	213,000	269,712
Norstar Founders Group Ltd.*	16,800	—
Pacific Textile Holdings Ltd.	387,000	591,906
Phoenix Satellite Television Holdings Ltd.	576,000	209,915
Ports Design Ltd.	431,000	334,074
Real Nutriceutical Group Ltd.	733,000	189,506
REXLot Holdings Ltd.	2,650,000	359,397
Shenzhou International Group Holdings Ltd.	108,000	406,130
Sino Biopharmaceutical Ltd.	964,000	766,311
Sino Land Co. Ltd.	660,000	905,118
Sinolink Worldwide Holdings Ltd.*	1,022,000	96,511
SJM Holdings Ltd.	528,000	1,774,855
SmarTone Telecommunications Holdings Ltd.	859,500	983,210
Sun Hung Kai Properties Ltd.	133,000	1,690,345
SUNeVision Holdings Ltd.	1,639,000	472,265
Swire Pacific Ltd. (Class A Stock)	37,000	434,737
Swire Properties Ltd.	252,600	639,674
Television Broadcasts Ltd.	186,000	1,245,901
Tianneng Power International Ltd.	404,000	148,781
Tibet 5100 Water Resources Holdings Ltd.	914,000	361,257
VTech Holdings Ltd.	42,700	554,658
Wasion Group Holdings Ltd.	88,000	53,912
Wharf Holdings Ltd.	179,000	1,371,167
Wheelock & Co. Ltd.	355,000	1,635,441
Wing Hang Bank Ltd.	28,000	422,983

		25,949,893

Hungary
MOL Hungarian Oil & Gas PLC	13,521	905,971

India
Vedanta Resources PLC	35,541	551,718

Indonesia — 0.1%
Indo Tambangraya Megah Tbk PT	496,500	1,165,122
Perusahaan Gas Negara Persero Tbk PT	3,126,000	1,152,284
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	2,433,000	386,636
Surya Semesta Internusa Tbk PT	3,613,500	166,834
Tambang Batubara Bukit Asam Tbk PT	384,500	323,013
Telekomunikasi Indonesia Persero Tbk PT	9,303,500	1,646,616

		4,840,505

Ireland
Anglo Irish Bank Corp. PLC*	20,646	—
Irish Bank Resolution Corp.*	2,500	—
Paddy Power PLC	10,299	878,440
Shire PLC	14,078	663,460

		1,541,900

Israel — 0.5%
Bank Hapoalim BM	349,433	1,957,906
Bank Leumi Le-Israel BM*	26,908	109,882
Bezeq Israeli Telecommunication Corp. Ltd.	1,677,291	2,844,451
Check Point Software Technologies Ltd.*(a)	13,600	877,472
First International Bank of Israel Ltd.	4,056	67,359
Internet Gold-Golden Lines Ltd.*	8,251	72,538
Israel Chemicals Ltd.	420,808	3,510,025
Israel Discount Bank Ltd. (Class A Stock)*	546,888	1,044,025
Ituran Location and Control Ltd.	15,813	345,004

SEE NOTES TO FINANCIAL STATEMENTS.

A256

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Israel (continued)
Osem Investments Ltd.	12,425	$303,404
Shikun & Binui Ltd.	25,596	62,690
Teva Pharmaceutical Industries Ltd., ADR	186,138	7,460,411

		18,655,167

Italy — 0.5%
A2A SpA	263,733	308,664
ASTM SpA	51,617	816,801
Azimut Holding SpA	25,947	707,946
Banca Monte dei Paschi di Siena SpA*(a)	126,844	30,529
Banca Piccolo Credito Valtellinese Scarl*	67,456	126,773
Banca Popolare dell’Emilia Romagna Scrl*	29,018	276,881
Banca Popolare dell’Etruria e del Lazio*	55,248	38,903
Banca Popolare di Milano Scarl*	432,359	266,441
Banco Popolare Scarl*	163,308	312,755
Danieli & C Officine Meccaniche SpA	17,606	601,232
DiaSorin SpA	43,041	2,018,325
Eni SpA	106,256	2,567,544
Exor SpA	14,887	591,701
Intesa Sanpaolo SpA	457,548	1,125,436
Iren SpA	136,209	208,902
Italcementi SpA	20,906	178,681
Mediobanca SpA*	120,088	1,050,151
Recordati SpA	254,799	3,668,801
Societa Cattolica di Assicurazioni Scrl	5,860	157,928
Societa Iniziative Autostradali e Servizi SpA	100,382	998,506
Sogefi SpA	31,405	188,831
Telecom Italia SpA	2,657,905	2,650,358
UniCredit SpA	137,195	1,012,043

		19,904,132

Japan — 3.1%
77 Bank Ltd. (The)	30,000	145,297
ABC-Mart, Inc.	13,800	602,900
Achilles Corp.	37,000	52,133
Aichi Bank Ltd. (The)	1,600	76,556
Ain Pharmaciez, Inc.	3,500	171,890
Aisan Industry Co. Ltd.	24,000	230,911
Aisin Seiki Co. Ltd.	19,400	788,728
Alpen Co. Ltd.	13,900	249,892
Alpine Electronics, Inc.	11,300	158,353
Amano Corp.	17,000	156,141
Amuse, Inc.	7,500	144,868
Aoyama Trading Co. Ltd.	12,000	324,531
Asahi Glass Co. Ltd.	34,000	211,711
Axell Corp.	4,500	76,363
Bank of the Ryukyus Ltd.	5,400	70,645
Bridgestone Corp.	132,600	5,023,803
Bunka Shutter Co. Ltd.	10,000	60,849
Canon Electronics, Inc.	11,300	208,125
Canon, Inc.	15,200	485,008
Cawachi Ltd.	7,100	133,657
Central Glass Co. Ltd.	15,000	49,944
Chiba Bank Ltd. (The)	98,000	661,368
Chori Co. Ltd.	15,800	177,439
Chudenko Corp.	11,100	201,683
Chugoku Marine Paints Ltd.	31,000	164,531
CMIC Holdings Co. Ltd.	8,800	113,834
Cocokara Fine, Inc.	13,400	352,875
Corona Corp.	15,600	168,163

COMMON STOCKS (continued)	Shares	Value (Note 2)

Japan (continued)
Create SD Holdings Co. Ltd.	16,100	$557,155
Dai Nippon Printing Co. Ltd.	48,000	509,864
Daihatsu Motor Co. Ltd.	224,000	3,799,658
Daiichi Jitsugyo Co. Ltd.	9,000	40,318
Dai-ichi Seiko Co. Ltd.	4,500	54,333
Daiichikosho Co. Ltd.	42,500	1,201,708
Daikoku Denki Co. Ltd.	6,200	127,115
Daishi Bank Ltd. (The)	10,000	34,530
Daiwa Industries Ltd.	49,000	331,631
Daiwa Securities Group, Inc.	256,000	2,563,981
Dena Co. Ltd.(a)	35,800	754,680
Doshisha Co. Ltd.	2,800	39,465
Dr. Ci:Labo Co. Ltd.	185	565,174
Duskin Co. Ltd.	8,400	159,141
Eidai Co. Ltd.	31,000	153,692
Eighteenth Bank Ltd. (The)	53,000	120,533
Elecom Co. Ltd.	4,900	61,114
ESPEC Corp.	15,200	118,535
FamilyMart Co. Ltd.	49,800	2,275,189
FCC Co. Ltd.	50,000	996,986
Fields Corp.	17,600	340,416
FJ Next Co. Ltd.	16,000	84,898
Fuji Heavy Industries Ltd.	133,200	3,828,029
FUJIFILM Holdings Corp.	45,700	1,297,196
Fujikura Rubber Ltd.	11,700	113,670
Fujishoji Co. Ltd.	10,000	122,095
Fujitsu General Ltd.	80,000	854,443
Fukuda Denshi Co. Ltd.	3,000	122,303
Fukushima Industries Corp.	6,800	102,745
Fuyo General Lease Co. Ltd.	1,200	46,948
Gendai Agency, Inc.	14,600	82,573
Gree, Inc.(a)	58,600	578,154
Gunma Bank Ltd. (The)	40,000	223,494
Hachijuni Bank Ltd. (The)	57,000	332,749
Hard Off Corp. Co. Ltd.	23,300	198,812
Higo Bank Ltd. (The)	102,000	560,325
Hogy Medical Co. Ltd.	5,300	279,096
Honeys Co. Ltd.	10,790	105,021
Hoshizaki Electric Co. Ltd.	11,900	423,172
Hoya Corp.	34,700	965,073
Hyakugo Bank Ltd. (The)	14,000	56,045
Hyakujushi Bank Ltd. (The)	16,000	55,715
Idemitsu Kosan Co. Ltd.	7,200	163,913
Inaba Denki Sangyo Co. Ltd.	3,700	115,394
Inabata & Co. Ltd.	19,100	209,333
Infocom Corp.	12,200	110,175
Inpex Corp.	195,600	2,508,799
Isuzu Motors Ltd.	506,000	3,155,893
ITOCHU Corp.	79,000	976,648
Jaccs Co. Ltd.	31,000	148,558
Japan Digital Laboratory Co. Ltd.	15,200	213,537
Japan Petroleum Exploration Co.	20,500	777,496
JGC Corp.	26,000	1,020,340
Juroku Bank Ltd. (The)	14,000	51,413
Kagoshima Bank Ltd. (The)	96,000	610,365
Kaken Pharmaceutical Co. Ltd.	81,000	1,215,901
Kamei Corp.	18,000	141,597
Kandenko Co. Ltd.	42,000	236,831
Kanematsu Electronics Ltd.	15,100	190,631
Kato Sangyo Co. Ltd.	15,800	288,423

SEE NOTES TO FINANCIAL STATEMENTS.

A257

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Japan (continued)
KDDI Corp.	26,800	$1,651,289
Keiyo Bank Ltd. (The)	41,000	197,408
Kimoto Co. Ltd.	11,000	102,169
Kinden Corp.	80,000	837,572
Kinki Sharyo Co. Ltd. (The)	60,000	187,203
Kohnan Shoji Co. Ltd.	13,100	135,222
Komatsu Ltd.	13,600	279,226
Konica Minolta, Inc.	69,000	689,537
Kosaido Co. Ltd.	24,800	136,950
Kuroda Electric Co. Ltd.	18,600	279,117
KYORIN Holdings, Inc.	10,000	214,260
Kyowa Exeo Corp.	29,000	383,504
Lawson, Inc.	28,600	2,140,308
Macnica, Inc.	5,700	152,327
Maeda Road Construction Co. Ltd.	46,000	755,932
Marubeni Corp.	149,000	1,072,662
Megachips Corp.	6,500	99,477
Meiko Network Japan Co. Ltd.	6,700	71,553
Ministop Co. Ltd.	12,100	188,954
Miraca Holdings, Inc.	39,200	1,849,311
Mitani Corp.	4,800	99,318
Mitsubishi Corp.	6,600	126,706
Mitsubishi UFJ Financial Group, Inc.	421,700	2,799,834
Mitsui & Co. Ltd.	63,000	878,292
Mitsui Matsushima Co. Ltd.	151,000	235,252
Mochida Pharmaceutical Co. Ltd.	5,000	297,236
Moonbat Co. Ltd.	19,000	37,024
Moshi Moshi Hotline, Inc.	52,200	560,014
NAC Co. Ltd.	7,800	123,300
Namco Bandai Holdings, Inc.	91,900	2,040,408
Namura Shipbuilding Co. Ltd.	31,200	421,880
NEC Fielding Ltd.	4,000	44,575
Neturen Co. Ltd.	8,900	73,238
Nexon Co. Ltd.	163,200	1,507,972
NIFTY Corp.	10,100	115,942
Nihon Parkerizing Co. Ltd.	24,000	501,184
Nippon Denko Co. Ltd.	29,000	87,572
Nippon Densetsu Kogyo Co. Ltd.	4,000	54,483
Nippon Electric Glass Co. Ltd.	80,000	420,252
Nippon Konpo Unyu Soko Co. Ltd.	58,000	1,043,822
Nippon Pillar Packing Co. Ltd.	26,000	178,966
Nippon Piston Ring Co. Ltd.	56,000	107,200
Nippon Seiki Co. Ltd.	5,000	96,830
Nippon Steel & Sumikin Texeng Co. Ltd.	54,000	224,551
Nippon Telegraph & Telephone Corp.	40,200	2,165,188
Nippon Yusen KK	814,000	2,602,706
Nissan Chemical Industries Ltd.	19,000	301,937
Nisshin Fudosan Co.	44,000	182,930
Nissin Kogyo Co. Ltd.	19,200	407,172
Nitori Holdings Co. Ltd.	9,150	866,296
Nittetsu Mining Co. Ltd.	40,000	197,694
Nitto Kogyo Corp.	6,400	108,484
Nittoku Engineering Co. Ltd.	11,400	103,778
Noritake Co. Ltd.	40,000	98,122
North Pacific Bank Ltd.	48,500	197,501
NTT DoCoMo, Inc.	247,500	4,075,406
Nuflare Technology, Inc.	2,200	274,911
Obic Co. Ltd.	11,800	348,662
Ogaki Kyoritsu Bank Ltd. (The)	50,000	137,474
Oita Bank Ltd. (The)	64,000	237,371

COMMON STOCKS (continued)	Shares	Value (Note 2)

Japan (continued)
Oracle Corp. Japan	29,100	$1,063,731
Otsuka Holdings Co. Ltd.	149,300	4,310,878
Otsuka Kagu Ltd.	10,300	100,349
Pacific Metals Co. Ltd.	26,000	94,995
Pal Co. Ltd.	12,700	310,994
Piolax, Inc.	10,200	402,278
Pressance Corp.	11,500	337,467
Riken Corp.	64,000	278,891
Rohm Co. Ltd.	8,700	424,360
Ryoden Trading Co. Ltd.	11,000	75,065
Ryosan Co. Ltd.	5,200	110,595
Ryoyo Electro Corp.	7,500	77,156
Sakai Chemical Industry Co. Ltd.	31,000	95,796
San-Ai Oil Co. Ltd.	16,000	75,290
San-In Godo Bank Ltd. (The)	91,000	652,907
Sankyo Frontier Co. Ltd.	24,000	170,795
Sanyo Housing Nagoya Co. Ltd.	15,800	175,672
Seikitokyu Kogyo Co. Ltd.*	143,000	194,853
Seino Holdings Co. Ltd.	39,000	410,423
Sekisui Jushi Corp.	36,000	511,556
Shiga Bank Ltd. (The)	15,000	78,799
Shimachu Co. Ltd.	11,600	274,649
Shin-Etsu Polymer Co. Ltd.	51,300	184,886
Shinko Shoji Co. Ltd.	4,300	35,794
Shiroki Corp.	64,000	136,312
Showa Corp.	24,400	393,627
Showa Shell Sekiyu KK	37,700	383,216
Sinko Industries Ltd.	23,000	185,366
Sintokogio Ltd.	6,600	49,568
Skymark Airlines, Inc.(a)	46,300	169,873
SNT Corp.	18,300	71,201
Sogo Medical Co. Ltd.	7,000	266,579
Sony Corp.	92,200	1,589,373
Sony Financial Holdings, Inc.	75,100	1,367,999
SRA Holdings	5,600	68,891
St Marc Holdings Co. Ltd.	6,000	286,908
Step Co. Ltd.	16,100	125,158
Studio Alice Co. Ltd.	18,300	240,943
Sugi Holdings Co. Ltd.	100	4,062
Sumitomo Corp.	9,000	113,113
Sumitomo Densetsu Co. Ltd.	34,500	497,928
Sumitomo Metal Mining Co. Ltd.	61,000	799,301
Sumitomo Mitsui Financial Group, Inc.	65,500	3,406,222
Sumitomo Mitsui Trust Holdings, Inc.	498,000	2,635,025
Sumitomo Seika Chemicals Co. Ltd.	45,000	369,127
Sundrug Co. Ltd.	24,300	1,085,440
T. RAD Co. Ltd.	58,000	157,842
Tachi-S Co. Ltd.	13,200	182,733
Taihei Dengyo Kaisha Ltd.	26,000	162,267
Taiho Kogyo Co. Ltd.	3,800	44,363
Taiyo Holdings Co. Ltd.	9,000	283,236
Taka-Q Ltd.	39,000	112,760
TBK Co. Ltd.	12,000	65,158
TDK Corp.	38,700	1,856,593
Tecmo Koei Holdings Co. Ltd.	33,200	392,035
Teikoku Sen-I Co. Ltd. (Class I Stock)	33,000	381,526
TOA ROAD Corp.	26,000	130,616
Toagosei Co. Ltd.	195,000	834,622
Tocalo Co. Ltd.	9,200	143,211
Tokai Corp.	14,200	414,269

SEE NOTES TO FINANCIAL STATEMENTS.

A258

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Japan (continued)
Tokai Rika Co. Ltd.	20,600	$410,162
Tokai Rubber Industries Ltd.	25,400	248,550
Token Corp.	1,310	62,933
Tokyo Ohka Kogyo Co. Ltd.	9,300	199,147
Tokyo Tekko Co. Ltd.	36,000	140,231
Tomen Electronics Corp.	4,400	48,439
Tomoe Engineering Co. Ltd.	13,000	208,138
Toppan Forms Co. Ltd.	30,400	278,897
Toppan Printing Co. Ltd.	32,000	256,147
Topre Corp.	5,000	74,119
Toshiba TEC Corp.	21,000	145,699
Towa Bank Ltd. (The)	135,000	120,573
Toyo Ink SC Holdings Co. Ltd.	47,000	232,057
Toyo Kohan Co. Ltd.	17,000	79,635
Toyo Seikan Group Holdings Ltd.	26,200	564,039
Transcosmos, Inc.	10,500	201,096
Trend Micro, Inc.	20,000	700,862
TS Tech Co. Ltd.	44,400	1,498,541
Tsukui Corp.	10,000	95,102
Tsuruha Holdings, Inc.	6,400	587,640
Unipres Corp.	23,200	435,082
Universal Entertainment Corp.	15,700	290,817
UNY Group Holdings Co. Ltd.	16,000	98,152
USS Co. Ltd.	62,800	861,396
Wakita & Co. Ltd.	36,000	423,950
Warabeya Nichiyo Co. Ltd.	3,300	59,756
Welcia Holdings Co. Ltd.	3,800	198,637
Yahoo! Japan Corp.	59,300	330,681
Yamada Denki Co. Ltd.	457,000	1,494,836
Yamaya Corp.	2,900	57,209
Yamazen Corp.	26,200	160,745
Yellow Hat Ltd.	5,000	89,107
Yodogawa Steel Works Ltd.	65,000	280,041
Yorozu Corp.	16,300	298,380
Yusen Logistics Co. Ltd.	17,900	226,333

		125,752,454

Kazakhstan — 0.1%
KazMunaiGas Exploration Production JSC, GDR	144,738	2,103,883

Luxembourg — 0.1%
ArcelorMittal	178,512	3,188,622
Millicom International Cellular SA, SDR	7,998	796,967

		3,985,589

Macau
Wynn Macau Ltd.	137,200	623,662

Malaysia
Carlsberg Brewery Malaysia Bhd	24,900	92,677
Genting Malaysia Bhd	325,600	435,902
Globetronics Technology Bhd	217,800	211,071
Malton Bhd	170,000	42,943
Media Prima Bhd	88,400	70,709
Mudajaya Group Bhd	311,300	275,998
Padini Holdings Bhd	193,000	106,760
Petronas Chemicals Group Bhd	178,300	377,003
YTL Power International Bhd	1	1

		1,613,064

COMMON STOCKS (continued)	Shares	Value (Note 2)

Mexico
Fresnillo PLC	33,161	$412,324
Grupo Mexico SAB de CV (Class B Stock)	219,782	727,697

		1,140,021

Netherlands — 0.4%
Aegon NV	292,091	2,768,019
Fugro NV, CVA	2,866	170,962
ING Groep NV, CVA*	23,601	329,673
Koninklijke Ahold NV	179,855	3,232,212
Koninklijke KPN NV*	520,244	1,680,963
Royal Dutch Shell PLC (Class A Stock), (XEQT)	125,401	4,477,181
Royal Dutch Shell PLC (Class A Stock), (XLON)	68,606	2,458,733
Unilever NV, CVA	21,154	850,506
Ziggo NV	30,247	1,383,142

		17,351,391

New Zealand — 0.1%
Air New Zealand Ltd.	302,159	408,031
Sky Network Television Ltd.	254,363	1,222,808
Warehouse Group Ltd. (The)	43,394	133,594

		1,764,433

Norway — 0.4%
Fred Olsen Energy ASA	29,830	1,217,229
Songa Offshore SE*	38,510	19,746
Sparebank 1 Nord Norge	12,353	72,406
SpareBank 1 SMN	8,750	79,533
Statoil ASA	186,687	4,539,577
Telenor ASA	121,056	2,892,464
TGS Nopec Geophysical Co. ASA	89,840	2,387,200
Yara International ASA	90,400	3,898,791

		15,106,946

Poland — 0.2%
Asseco Poland SA	24,501	373,085
Enea SA	89,881	404,806
Grupa Lotos SA*	7,230	84,921
KGHM Polska Miedz SA	72,373	2,820,936
PGE SA	393,558	2,119,461
Polski Koncern Naftowy Orlen SA	12,798	173,997
Tauron Polska Energia SA	502,304	727,964

		6,705,170

Portugal — 0.1%
Banco Espirito Santo SA*	345,709	493,718
Portucel SA	498,703	1,996,363
Semapa-Sociedade de Investimento e Gestao	11,713	131,197
Sonaecom - SGPS SA	141,552	501,095

		3,122,373

Puerto Rico
Doral Financial Corp.*	8,865	138,826
Triple-S Management Corp. (Class B Stock)*	17,500	340,200

		479,026

Russia — 0.2%
Gazprom OAO, ADR	240,431	2,079,728

SEE NOTES TO FINANCIAL STATEMENTS.

A259

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Russia (continued)
Lukoil OAO, ADR	35,835	$2,261,905
MMC Norilsk Nickel OJSC, ADR	62,315	1,041,284
Mobile Telesystems OJSC, ADR	13,900	300,657
Rosneft Oil Co., GDR	111,600	854,488
RusHydro JSC, ADR	90,228	153,388
Sistema JSFC, GDR, RegS	15,187	487,806
Surgutneftegas OAO, ADR	118,733	1,029,415
Tatneft, ADR	20,505	782,983
Uralkali OJSC, GDR	16,516	432,250

		9,423,904

Singapore — 0.1%
Ausgroup Ltd.*	496,000	74,216
Boustead Singapore Ltd.	124,000	166,314
ComfortDelGro Corp. Ltd.	621,000	992,974
Great Eastern Holdings Ltd.	7,000	98,980
Hong Fok Corp. Ltd.	357,000	197,119
Hong Leong Asia Ltd.	92,000	97,452
Hong Leong Finance Ltd.	34,000	74,080
Jardine Cycle & Carriage Ltd.	39,000	1,114,256
Kulicke & Soffa Industries, Inc.*	19,500	259,350
Pan-United Corp. Ltd.	91,000	69,416
SembCorp Industries Ltd.	78,000	340,289
StarHub Ltd.	291,000	991,967
UMS Holdings Ltd.	339,000	158,674
UOL Group Ltd.	199,000	979,461

		5,614,548

South Africa — 0.4%
AVI Ltd.	107,585	588,487
Coronation Fund Managers Ltd.	59,009	450,368
Gold Fields Ltd.	70,032	223,883
Harmony Gold Mining Co. Ltd., ADR	25,300	64,009
Hudaco Industries Ltd.	3,366	33,692
Kumba Iron Ore Ltd.	42,516	1,799,919
Lewis Group Ltd.	36,837	248,975
Life Healthcare Group Holdings Ltd.	217,017	866,756
MTN Group Ltd.	119,952	2,484,373
Raubex Group Ltd.	56,898	117,972
Reunert Ltd.	168,426	1,099,827
Sanlam Ltd.	85,590	434,945
Sasol Ltd.	53,775	2,646,580
Spar Group Ltd. (The)	47,709	598,927
Sun International Ltd.	8,676	78,820
Truworths International Ltd.	91,461	670,094
Vodacom Group Ltd.	192,061	2,435,092
Wilson Bayly Holmes-Ovcon Ltd.	27,225	378,918
Woolworths Holdings Ltd.	54,812	390,604

		15,612,241

South Korea — 0.5%
Chinyang Holdings Corp.	72,190	134,533
Daechang Forging Co. Ltd.	3,140	145,823
Daelim Industrial Co. Ltd.*	5,450	486,924
DCM Corp.	10,110	101,545
Dongsuh Co., Inc.	5,566	88,981
Dongyang E&P, Inc.	8,764	154,769
Global & Yuasa Battery Co. Ltd.	7,340	381,522
Halla Climate Control Corp.	14,150	520,876
Hyundai Mobis*	2,630	732,202

COMMON STOCKS (continued)	Shares	Value (Note 2)

South Korea (continued)
INTOPS Co. Ltd.	9,489	$175,618
KB Financial Group, Inc.	18,700	755,852
Kia Motors Corp.	44,896	2,390,782
Korea Zinc Co. Ltd.	2,441	736,347
KT Corp.*	8,120	243,257
KT&G Corp.	35,101	2,479,102
Kyung Nong Corp.	28,580	96,002
MegaStudy Co. Ltd.	2,287	169,010
Neowiz Holdings Corp.*	11,666	126,761
S&T Dynamics Co. Ltd.	12,750	154,309
Samsung Electronics Co. Ltd.	5,843	7,613,705
Sejong Industrial Co. Ltd.	15,860	228,858
Sun Kwang Co. Ltd.	5,910	98,869
Sungwoo Hitech Co. Ltd.	18,349	268,424
Tae Kyung Chemical Co. Ltd.	10,160	53,224
Tae Kyung Industrial Co. Ltd.	23,720	109,683
Tailim Packaging Industrial Co. Ltd.	50,370	103,466
Woori Finance Holdings Co. Ltd.	18,020	227,643
Youngone Holdings Co. Ltd.	2,680	200,485

		18,978,572

Spain — 0.6%
Banco Bilbao Vizcaya Argentaria SA	342,305	4,234,515
Banco Santander SA	239,597	2,154,584
Bolsas y Mercados Espanoles SA	37,507	1,428,029
CaixaBank SA	386,216	2,011,727
Enagas SA	143,535	3,749,413
Mapfre SA	631,040	2,706,783
Red Electrica Corp. SA	43,748	2,920,614
Repsol SA	118,954	3,001,592
Viscofan SA	29,164	1,659,006

		23,866,263

Sweden — 0.2%
Atlas Copco AB (Class A Stock)	62,999	1,749,234
Axfood AB	41,333	2,073,767
Betsson AB*	13,944	442,543
Hexpol AB	11,312	848,085
HIQ International AB*	31,750	195,480
Industrivarden AB (Class C Stock)	23,259	442,559
Loomis AB (Class B Stock)	2,579	61,155
Modern Times Group AB (Class B Stock)	6,508	337,372
NCC AB (Class B Stock)	9,372	306,090
Oriflame Cosmetics SA, SDR(a)	76,065	2,338,505

		8,794,790

Switzerland — 0.5%
Actelion Ltd.*	15,582	1,321,678
BB Biotech AG*	10,335	1,632,496
Credit Suisse Group AG*	82,870	2,557,648
EMS-Chemie Holding AG	774	275,988
Glencore Xstrata PLC*	492,020	2,559,775
Helvetia Holding AG	3,467	1,740,498
Implenia AG*	1,295	94,598
Novartis AG	5,001	400,827
Roche Holding AG	26,038	7,293,928
Swatch Group AG (The)	525	347,972
Swisscom AG	1,421	750,990
TE Connectivity Ltd.	16,100	887,271
Vaudoise Assurances Holding SA	174	74,512

SEE NOTES TO FINANCIAL STATEMENTS.

A260

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Switzerland (continued)
Walter Meier AG	1,295	$83,836

		20,022,017

Taiwan — 0.3%
Audix Corp.	71,000	74,438
AV Tech Corp.	58,000	163,781
Boardtek Electronics Corp.	142,000	164,758
Chenbro Micom Co. Ltd.	170,000	196,650
China Steel Chemical Corp.	63,000	347,123
Chipbond Technology Corp.	149,000	235,051
CviLux Corp.	85,000	106,507
Dynapack International Technology Corp.	103,000	287,169
Elite Material Co. Ltd.	190,000	159,733
Formosan Rubber Group, Inc.	399,000	376,342
Gigabyte Technology Co. Ltd.	337,000	407,368
Holiday Entertainment Co. Ltd.	205,000	262,410
Lumax International Corp. Ltd.	63,300	152,492
Phison Electronics Corp.	54,000	345,515
Portwell, Inc.	122,000	117,356
Powertech Technology, Inc.	593,000	907,528
Prime Oil Chemical Service Corp.	136,000	119,556
Realtek Semiconductor Corp.	173,720	467,551
Sercomm Corp.	69,000	118,553
Shin Zu Shing Co. Ltd.	71,000	177,503
Sigurd Microelectronics Corp.	303,000	289,813
Silitech Technology Corp.	103,397	123,412
Simplo Technology Co. Ltd.	57,000	252,988
Sirtec International Co. Ltd.	84,000	158,904
Syncmold Enterprise Corp.	88,000	147,298
Taiwan Chinsan Electronic Industrial Co. Ltd.	43,000	70,839
Taiwan Secom Co. Ltd.	42,000	105,464
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	31,100	542,384
Taiwan Sogo Shin Kong Security Corp.	212,000	272,005
Taiwan Surface Mounting Technology Co. Ltd.	157,000	237,651
Test Research, Inc.	221,177	308,722
Topco Scientific Co. Ltd.	151,698	303,483
TPK Holding Co. Ltd.	126,000	745,518
United Integrated Services Co. Ltd.	153,000	189,896
Vanguard International Semiconductor Corp.	1,016,000	1,209,945
Ways Technical Corp. Ltd.	32,000	48,497
Zeng Hsing Industrial Co. Ltd.	60,899	337,920

		10,532,123

Thailand — 0.1%
Advanced Info Service PCL, NVDR	113,100	689,748
Banpu PCL, NVDR	446,000	411,312
BEC World PCL, NVDR	350,600	540,469
Delta Electronics Thailand PCL, NVDR	814,000	1,329,607
Lanna Resources PCL, NVDR	286,800	101,564
MCOT PCL, NVDR	183,200	162,026
PTT Exploration & Production PCL, NVDR	176,500	896,514
PTT PCL, NVDR	131,400	1,146,081
Thai Tap Water Supply PCL, NVDR	1,109,800	338,736

		5,616,057

Turkey — 0.1%
Aksa Akrilik Kimya Sanayii	16,321	60,962

COMMON STOCKS (continued)	Shares	Value (Note 2)

Turkey (continued)
Aygaz A/S	70,806	$269,842
Eczacibasi Yatirim Holding Ortakligi A/S	43,560	105,493
EGE Seramik Sanayi Ve Ticaret A/S	46,724	59,591
Ipek Dogal Enerji Kaynaklari Ve Uretim A/S*	64,388	93,629
Koza Altin Isletmeleri A/S	45,631	471,625
Koza Anadolu Metal Madencilik Isletmeleri A/S*	113,772	128,119
Tofas Turk Otomobil Fabrikasi A/S	46,572	290,732
Turk Telekomunikasyon A/S	388,546	1,077,716
Turk Traktor ve Ziraat Makineleri A/S	20,849	597,270

		3,154,979

United Kingdom — 5.2%
Aberdeen Asset Management PLC	108,321	900,766
Admiral Group PLC	84,666	1,840,411
Aero Inventory PLC*	16,478	—
Afren PLC*	321,662	902,253
African Barrick Gold PLC	156,332	483,366
AMEC PLC	105,511	1,904,989
Amlin PLC	410,366	3,123,958
Anglo American PLC, (JSE)	7,681	168,280
Anglo American PLC, (XLON)	230,329	5,040,848
Antofagasta PLC	219,370	3,007,465
Ashmore Group PLC	285,341	1,900,789
AstraZeneca PLC	130,691	7,753,538
Avocet Mining PLC*(a)	353,989	56,507
BAE Systems PLC	483,657	3,489,503
Barclays PLC	219,591	992,970
Beazley PLC	373,666	1,686,851
BG Group PLC	21,488	462,389
BHP Billiton PLC	35,281	1,094,772
BP PLC	439,554	3,562,214
British American Tobacco PLC	84,040	4,510,795
British Sky Broadcasting Group PLC	303,329	4,239,413
Burberry Group PLC	44,406	1,118,828
Catlin Group Ltd.	348,899	3,358,772
Centrica PLC	936,086	5,398,084
Chesnara PLC	14,260	75,978
Close Brothers Group PLC	44,953	1,023,639
Cobham PLC	585,436	2,665,000
CSR PLC	27,140	284,533
Dart Group PLC	131,498	535,678
Debenhams PLC	609,288	738,089
Delphi Automotive PLC	41,900	2,519,447
Devro PLC	12,154	57,964
Diploma PLC	27,543	308,307
Domino Printing Sciences PLC	8,792	111,486
Dunelm Group PLC	10,784	161,083
Electra Private Equity PLC*	1,102,500	43,451,514
Elementis PLC	123,637	552,004
Fenner PLC	101,285	815,566
Ferrexpo PLC	122,224	388,529
Fidessa Group PLC	1,575	58,902
GlaxoSmithKline PLC	297,009	7,935,373
Go-Ahead Group PLC	2,569	74,973
Greggs PLC	172,106	1,229,981
Halfords Group PLC	51,933	384,960
Halma PLC	98,126	981,769
HICL Infrastructure Co. Ltd. Fund	9,948,617	22,158,193
Highland Gold Mining Ltd.	204,029	198,773

SEE NOTES TO FINANCIAL STATEMENTS.

A261

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

United Kingdom (continued)
Hiscox Ltd.	185,952	$2,143,183
Home Retail Group PLC	36,129	115,077
HSBC Holdings PLC, (QMTF)	602,590	6,612,948
HSBC Holdings PLC, (XHKG)	522,800	5,699,209
IG Group Holdings PLC	70,608	721,355
IMI PLC	92,063	2,331,411
Intermediate Capital Group PLC	46,541	324,511
Interserve PLC	71,987	742,822
ITE Group PLC	108,177	550,128
Jardine Lloyd Thompson Group PLC	11,706	197,596
JKX Oil & Gas PLC*(a)	160,343	189,848
Kazakhmys PLC	69,607	252,545
Ladbrokes PLC	193,474	574,969
Lancashire Holdings Ltd	54,109	727,389
Legal & General Group PLC	1,486,007	5,492,992
Micro Focus International PLC	59,206	753,701
Mitie Group PLC	372,008	1,961,951
Morgan Advanced Materials PLC	254,136	1,340,543
Next PLC	10,785	974,878
Pace PLC	36,176	191,016
PayPoint PLC	5,477	91,711
Petropavlovsk PLC	87,021	105,599
Playtech PLC	86,963	1,062,431
QinetiQ Group PLC	532,715	1,916,197
Reckitt Benckiser Group PLC	61,439	4,880,485
Restaurant Group PLC (The)	59,336	582,078
Rio Tinto PLC	46,691	2,638,506
Royal Bank of Scotland Group PLC*	436,261	2,456,953
Sage Group PLC (The)	141,375	946,393
Senior PLC	207,398	1,058,039
Smith & Nephew PLC	221,130	3,158,347
Smiths Group PLC	62,808	1,542,297
Spectris PLC	27,104	1,151,701
Spirax-Sarco Engineering PLC	12,020	596,565
Spirent Communications PLC	171,389	295,539
St. Ives PLC	36,303	103,867
Standard Life PLC	94,110	562,018
Tesco PLC	215,288	1,195,573
Ultra Electronics Holdings PLC	33,994	1,088,616
Unibet Group PLC	5,816	280,770
Unilever PLC	17,395	715,735
Victrex PLC	22,983	701,259
Vodafone Group PLC	1,162,928	4,578,695
Weir Group PLC (The)	10,275	363,800
WH Smith PLC	83,595	1,388,097
William Hill PLC	150,358	1,002,342
WM Morrison Supermarkets PLC	411,167	1,779,875
WS Atkins PLC	7,457	175,159

		212,026,221

United States — 15.1%
3M Co.	15,300	2,145,825
Abbott Laboratories	130,900	5,017,397
AbbVie, Inc.	151,785	8,015,766
Abercrombie & Fitch Co. (Class A Stock)(a)	4,600	151,386
Accenture PLC (Class A Stock)	32,300	2,655,706
ACE Ltd.	42,300	4,379,319
Adams Resources & Energy, Inc.	2,200	150,700
Aflac, Inc.	96,900	6,472,920
AGCO Corp.	27,725	1,641,043

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (continued)
Alaska Air Group, Inc.	40,400	$2,964,148
Alaska Communications Systems Group, Inc.*	25,100	53,212
Alcoa, Inc.(a)	175,289	1,863,322
Allegiant Travel Co.	5,900	622,096
Alliance Resource Partners LP(a)	29,300	2,256,100
Allied World Assurance Co. Holdings AG	24,200	2,730,002
Altria Group, Inc.	61,600	2,364,824
Amdocs Ltd.	7,900	325,796
American Capital Ltd.*	24,900	389,436
American Eagle Outfitters, Inc.	49,800	717,120
American Equity Investment Life Holding Co.(a)	94,900	2,503,462
American Financial Group, Inc.	64,200	3,705,624
American International Group, Inc.	61,217	3,125,128
Amgen, Inc.	13,700	1,563,992
Amphenol Corp. (Class A Stock)	4,800	428,064
Amsurg Corp.*	57,100	2,622,032
Analog Devices, Inc.	14,900	758,857
Apache Corp.	46,845	4,025,859
Apollo Commercial Real Estate Finance, Inc., REIT	18,500	300,625
Apollo Education Group, Inc. (Class A Stock)*	26,600	726,712
Apple, Inc.	19,251	10,801,929
Arch Capital Group Ltd.*(a)	30,300	1,808,607
ARMOUR Residential REIT, Inc., REIT	54,100	216,941
Ashland, Inc.	17,691	1,716,735
Aspen Insurance Holdings Ltd.	19,600	809,676
Assured Guaranty Ltd.	25,100	592,109
Atlas Air Worldwide Holdings, Inc.*	5,000	205,750
Automatic Data Processing, Inc.	7,100	573,751
Avago Technologies Ltd.	18,900	999,621
Axis Capital Holdings Ltd.	67,100	3,191,947
AXT, Inc.*	16,200	42,282
Baker Hughes, Inc.	31,220	1,725,217
Bank of America Corp.	402,557	6,267,812
Baxter International, Inc.	61,400	4,270,370
Becton, Dickinson and Co.	28,000	3,093,720
Bed Bath & Beyond, Inc.*(a)	17,500	1,405,250
Big Lots, Inc.*(a)	18,000	581,220
Bio-Reference Labs, Inc.*(a)	14,200	362,668
Boart Longyear Ltd.(a)	95,939	32,981
Booz Allen Hamilton Holding Corp.	31,800	608,970
BP Prudhoe Bay Royalty Trust	4,300	342,409
Bridgepoint Education, Inc.*	10,500	185,955
Broadcom Corp. (Class A Stock)	57,084	1,692,541
Brocade Communications Systems, Inc.*	78,700	698,069
Buckle, Inc. (The)(a)	19,200	1,009,152
C&J Energy Services, Inc.*(a)	40,200	928,620
C.H. Robinson Worldwide, Inc.	9,200	536,728
C.R. Bard, Inc.	12,600	1,687,644
CA, Inc.	110,000	3,701,500
Cabot Microelectronics Corp.*	8,800	402,160
CACI International, Inc. (Class A Stock)* (a)	16,500	1,208,130
Calamos Asset Management, Inc. (Class A Stock)	17,600	208,384
Capital One Financial Corp.	52,000	3,983,720
Capital Southwest Corp.	11,300	394,031
Cardinal Health, Inc.	6,600	440,946

SEE NOTES TO FINANCIAL STATEMENTS.

A262

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (continued)
Cash America International, Inc.(a)	13,800	$528,540
CBOE Holdings, Inc.	11,200	581,952
CF Industries Holdings, Inc.	26,577	6,193,504
Chemed Corp.(a)	27,600	2,114,712
Chevron Corp.	38,951	4,865,369
Chico’s FAS, Inc.	26,100	491,724
Chubb Corp. (The)	3,000	289,890
Church & Dwight Co., Inc.	30,700	2,034,796
Cisco Systems, Inc.	394,600	8,858,770
Citigroup, Inc.	134,055	6,985,606
CLARCOR, Inc.	4,700	302,445
Cliffs Natural Resources, Inc.(a)	9,800	256,858
CNA Financial Corp.	23,200	995,048
CNO Financial Group, Inc.	81,500	1,441,735
Coca-Cola Co. (The)	26,500	1,094,715
Colgate-Palmolive Co.	26,600	1,734,586
Colony Financial, Inc., REIT	47,800	969,862
Comerica, Inc.	54,755	2,603,053
Computer Sciences Corp.	19,000	1,061,720
ConocoPhillips	30,400	2,147,760
Corning, Inc.	217,047	3,867,778
Corvel Corp.*	10,000	467,000
Courier Corp.	12,500	226,125
CSG Systems International, Inc.	7,000	205,800
CSX Corp.	41,800	1,202,586
CTC Media, Inc.	59,300	823,973
Cummins, Inc.	18,300	2,579,751
CVR Energy, Inc.	25,200	1,094,436
Cyberonics, Inc.*	4,800	314,448
D.R. Horton, Inc.(a)	86,123	1,922,265
Darling International, Inc.*	20,900	436,392
Delta Air Lines, Inc.	20,100	552,147
Deluxe Corp.	49,200	2,567,748
Denbury Resources, Inc.*	102,070	1,677,010
Devon Energy Corp.	27,483	1,700,373
DIRECTV*	34,600	2,390,514
Discover Financial Services	51,200	2,864,640
Dolby Laboratories, Inc. (Class A Stock)*(a)	13,700	528,272
Dollar Tree, Inc.*(a)	14,500	818,090
Domtar Corp.	7,100	669,814
Dorchester Minerals LP	8,500	220,830
Dover Corp.	20,700	1,998,378
Dow Chemical Co. (The)	53,483	2,374,645
DSW, Inc. (Class A Stock)(a)	8,600	367,478
Eastman Chemical Co.	21,960	1,772,172
eBay, Inc.*(a)	11,300	620,257
Ebix, Inc.(a)	17,900	263,488
Eli Lilly & Co.	160,200	8,170,200
EMC Corp.	242,900	6,108,935
Emerson Electric Co.	47,200	3,312,496
Endurance Specialty Holdings Ltd.	12,400	727,508
Energen Corp.	24,575	1,738,681
Energizer Holdings, Inc.(a)	34,200	3,701,808
Ensco PLC (Class A Stock)	3,100	177,258
EPR Properties, REIT	3,200	157,312
Everest Re Group Ltd.	2,800	436,436
Exelis, Inc.	60,400	1,151,224
Exponent, Inc.	1,000	77,440
Express, Inc.*	38,700	722,529
Exxon Mobil Corp.	58,400	5,910,080

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (continued)
EZCORP, Inc. (Class A Stock)*	31,800	$371,742
F5 Networks, Inc.*	8,700	790,482
FactSet Research Systems, Inc.	9,600	1,042,368
FBR & Co.*	7,300	192,574
First Citizens BancShares, Inc. (Class A Stock)	1,600	356,208
First Solar, Inc.*(a)	9,500	519,080
Foot Locker, Inc.	10,200	422,688
Ford Motor Co.	99,768	1,539,420
Forward Air Corp.	12,600	553,266
Fossil Group, Inc.*	3,000	359,820
Franklin Resources, Inc.	10,500	606,165
GameStop Corp. (Class A Stock)	5,900	290,634
Gannett Co., Inc.	16,200	479,196
Gap, Inc. (The)	66,824	2,611,482
Garmin Ltd.(a)	19,200	887,424
General Dynamics Corp.	27,200	2,598,960
General Motors Co.*	40,766	1,666,106
Genuine Parts Co.	7,200	598,968
Genworth Financial, Inc. (Class A Stock)*	31,600	490,748
Goldman Sachs Group, Inc. (The)	37,000	6,558,620
Grand Canyon Education, Inc.*	3,100	135,160
Guess?, Inc.	46,800	1,454,076
Harris Corp.(a)	24,600	1,717,326
Hartford Financial Services Group, Inc. (The)	46,418	1,681,724
HCA Holdings, Inc.*	41,335	1,972,093
HCC Insurance Holdings, Inc.	13,700	632,118
Helmerich & Payne, Inc.	46,977	3,949,826
Hess Corp.	27,840	2,310,720
Hewlett-Packard Co.	121,559	3,401,221
Hibbett Sports, Inc.*	7,500	504,075
HollyFrontier Corp.(a)	35,600	1,768,964
Home Depot, Inc. (The)	5,700	469,338
Horace Mann Educators Corp.	22,100	697,034
Hormel Foods Corp.	25,000	1,129,250
Host Hotels & Resorts, Inc., REIT(a)	90,403	1,757,434
Hubbell, Inc. (Class B Stock)	16,300	1,775,070
Illinois Tool Works, Inc.	20,700	1,740,456
Intel Corp.	348,800	9,054,848
InterDigital, Inc.	7,600	224,124
International Business Machines Corp.	47,200	8,853,304
International Game Technology	93,022	1,689,280
Intersections, Inc.	12,800	99,712
Intuit, Inc.(a)	12,700	969,264
Intuitive Surgical, Inc.*	700	268,856
Invesco Ltd.	47,263	1,720,373
Invesco Mortgage Capital, Inc., REIT	16,200	237,816
Iridium Communications, Inc.*(a)	25,500	159,630
ITT Educational Services, Inc.*(a)	6,000	201,480
J&J Snack Foods Corp.	8,700	770,733
j2 Global, Inc.	13,300	665,133
Jack Henry & Associates, Inc.	19,500	1,154,595
Johnson & Johnson	48,000	4,396,320
Joy Global, Inc.(a)	37,000	2,164,130
JPMorgan Chase & Co.	72,300	4,228,104
Kimberly-Clark Corp.	27,700	2,893,542
KLA-Tencor Corp.	18,600	1,198,956
Kohl’s Corp.(a)	11,600	658,300
Kroger Co. (The)	81,800	3,233,554

SEE NOTES TO FINANCIAL STATEMENTS.

A263

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (continued)
L-3 Communications Holdings, Inc.	18,400	$1,966,224
Laboratory Corp. of America Holdings*(a)	46,900	4,285,253
Lam Research Corp.*	31,944	1,739,351
Lancaster Colony Corp.	25,500	2,247,825
Landstar System, Inc.	14,200	815,790
Leggett & Platt, Inc.	45,100	1,395,394
Lennar Corp. (Class A Stock)(a)	46,737	1,848,916
Lexmark International, Inc. (Class A Stock)(a)	28,900	1,026,528
Lincoln National Corp.	32,477	1,676,463
Lockheed Martin Corp.	31,900	4,742,254
Lorillard, Inc.	98,859	5,010,174
LTC Properties, Inc., REIT	3,300	116,787
LyondellBasell Industries NV (Class A Stock)	96,270	7,728,556
Macy’s, Inc.	5,500	293,700
Magellan Health Services, Inc.*	22,400	1,341,984
Manhattan Associates, Inc.*	3,000	352,440
Marathon Oil Corp.	45,873	1,619,317
Marathon Petroleum Corp.	32,500	2,981,225
Marvell Technology Group Ltd.	121,364	1,745,214
Masimo Corp.*(a)	9,900	289,377
Mattel, Inc.	41,200	1,960,296
Maxim Integrated Products, Inc.	69,100	1,928,581
MBIA, Inc.*	34,100	407,154
McDonald’s Corp.	40,200	3,900,606
McGraw Hill Financial, Inc.	7,600	594,320
MEDNAX, Inc.*(a)	52,200	2,786,436
Medtronic, Inc.	141,600	8,126,424
Merck & Co., Inc.	133,200	6,666,660
Meredith Corp.	13,100	678,580
Meridian Bioscience, Inc.	7,600	201,628
Microsoft Corp.	228,800	8,563,984
Monsanto Co.	5,300	617,715
Morgan Stanley	51,500	1,615,040
Morningstar, Inc.	1,600	124,944
Mosaic Co. (The)	36,924	1,745,397
MSC Industrial Direct Co., Inc. (Class A Stock)	12,100	978,527
Murphy Oil Corp.	43,602	2,828,898
Myriad Genetics, Inc.*(a)	74,800	1,569,304
Nabors Industries Ltd.	24,900	423,051
National Oilwell Varco, Inc.	20,890	1,661,382
National Western Life Insurance Co. (Class A Stock)	2,100	469,455
Nature’s Sunshine Products, Inc.	14,800	256,336
NetApp, Inc.	69,900	2,875,686
NeuStar, Inc. (Class A Stock)*	29,700	1,480,842
NewMarket Corp.(a)	3,500	1,169,525
Newmont Mining Corp.	65,400	1,506,162
Nicholas Financial, Inc.	16,900	266,006
Noble Corp. PLC	44,356	1,662,019
Northern Trust Corp.	9,000	557,010
Northrop Grumman Corp.	42,100	4,825,081
Nu Skin Enterprises, Inc. (Class A Stock)	5,800	801,676
Nuance Communications, Inc.*	114,891	1,746,343
Nutraceutical International Corp.*	20,900	559,702
NVIDIA Corp.(a)	121,400	1,944,828
Occidental Petroleum Corp.	51,500	4,897,650
Oracle Corp.	242,200	9,266,572

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (continued)
O’Reilly Automotive, Inc.*(a)	3,400	$437,614
Papa John’s International, Inc.	11,400	517,560
Parker Hannifin Corp.	25,300	3,254,592
Paychex, Inc.	43,800	1,994,214
PDL BioPharma, Inc.(a)	211,900	1,788,436
PepsiCo, Inc.	49,200	4,080,648
PetMed Express, Inc.	9,500	157,985
PetSmart, Inc.(a)	13,700	996,675
Pfizer, Inc.	182,500	5,589,975
Philip Morris CR A/S	950	506,061
Philip Morris International, Inc.	50,700	4,417,491
Phillips 66	40,258	3,105,100
Pitney Bowes, Inc.(a)	44,700	1,041,510
Polaris Industries, Inc.(a)	4,100	597,124
Portfolio Recovery Associates, Inc.*	9,100	480,844
PPG Industries, Inc.	3,000	568,980
ProAssurance Corp.	38,100	1,847,088
Protective Life Corp.	51,200	2,593,792
QEP Resources, Inc.	54,464	1,669,322
QUALCOMM, Inc.	40,400	2,999,700
Quality Systems, Inc.	50,800	1,069,848
Quest Diagnostics, Inc.(a)	101,000	5,407,540
Questcor Pharmaceuticals, Inc.(a)	29,700	1,617,165
Ralph Lauren Corp.	5,100	900,507
Raytheon Co.	51,300	4,652,910
Regions Financial Corp.	173,801	1,718,892
Reinsurance Group of America, Inc.	16,600	1,285,006
RenaissanceRe Holdings Ltd.	36,000	3,504,240
Republic Airways Holdings, Inc.*	21,000	224,490
ResMed, Inc.(a)	24,200	1,139,336
Reynolds American, Inc.	89,000	4,449,110
Rock-Tenn Co. (Class A Stock)	17,018	1,787,060
Rockwell Collins, Inc.(a)	24,300	1,796,256
Rollins, Inc.	10,300	311,987
Ross Stores, Inc.	8,600	644,398
Royal Caribbean Cruises Ltd.	37,671	1,786,359
RPC, Inc.(a)	65,750	1,173,637
RR Donnelley & Sons Co.(a)	9,600	194,688
Schlumberger Ltd.	6,200	558,682
Schweitzer-Mauduit International, Inc.	17,300	890,431
Scripps Networks Interactive, Inc. (Class A Stock)	17,700	1,529,457
Seagate Technology PLC	26,800	1,505,088
SEI Investments Co.	17,400	604,302
Select Medical Holdings Corp.	131,000	1,520,910
Sigma-Aldrich Corp.	7,900	742,679
Sonoco Products Co.	10,800	450,576
Southwestern Energy Co.*	42,870	1,686,077
St. Jude Medical, Inc.	63,300	3,921,435
StanCorp Financial Group, Inc.	11,200	742,000
Staples, Inc.	121,098	1,924,247
STERIS Corp.	12,500	600,625
Steven Madden Ltd.*	14,550	532,385
Strayer Education, Inc.(a)	4,700	162,009
Stryker Corp.	49,800	3,741,972
SunTrust Banks, Inc.	46,511	1,712,070
Symantec Corp.	99,800	2,353,284
Symetra Financial Corp.	65,300	1,238,088
Syntel, Inc.*	6,500	591,175
T. Rowe Price Group, Inc.(a)	19,900	1,667,023

SEE NOTES TO FINANCIAL STATEMENTS.

A264

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (continued)
Target Corp.	4,400	$278,388
Techne Corp.	6,300	596,421
Teradata Corp.*(a)	42,000	1,910,580
Terra Nitrogen Co. LP	11,200	1,580,320
Tesoro Corp.	12,900	754,650
TJX Cos., Inc.	22,300	1,421,179
Toll Brothers, Inc.*	49,975	1,849,075
Torchmark Corp.	9,700	758,055
Transocean Ltd.(a)	12,200	602,924
Tupperware Brands Corp.	14,500	1,370,685
Union Pacific Corp.	12,200	2,049,600
Unisys Corp.*(a)	3,700	124,209
United Therapeutics Corp.*(a)	39,300	4,444,044
UnitedHealth Group, Inc.	65,000	4,894,500
Universal Health Services, Inc. (Class B Stock)	19,500	1,584,570
Universal Insurance Holdings, Inc.	28,500	412,680
Unum Group(a)	45,400	1,592,632
Urban Outfitters, Inc.*	15,000	556,500
USA Mobility, Inc.	16,200	231,336
USANA Health Sciences, Inc.*(a)	8,900	672,662
Valero Energy Corp.	19,300	972,720
Validus Holdings Ltd.	61,400	2,473,806
Valmont Industries, Inc.	2,200	328,064
Varian Medical Systems, Inc.*(a)	18,900	1,468,341
Verizon Communications, Inc	31,900	1,567,566
W.W. Grainger, Inc.	3,000	766,260
Waddell & Reed Financial, Inc. (Class A Stock)	9,400	612,128
Wal-Mart Stores, Inc.	18,600	1,463,634
Waters Corp.*	4,600	460,000
WellPoint, Inc.	5,200	480,428
Western Digital Corp.	39,500	3,314,050
Western Refining, Inc.(a)	23,800	1,009,358
Western Union Co. (The)	258,686	4,462,334
Whirlpool Corp.	11,070	1,736,440
Wiley, (John) & Sons, Inc. (Class A Stock)	5,900	325,680
Williams-Sonoma, Inc.(a)	5,600	326,368
World Acceptance Corp.*(a)	8,500	744,005
Xerox Corp.	94,300	1,147,631
Zimmer Holdings, Inc.	50,700	4,724,733

		610,686,673

TOTAL COMMON STOCKS (cost $1,251,096,346)		1,398,990,802

EXCHANGE TRADED FUNDS — 2.8%
iShares Gold Trust ETF*	2,883,020	33,673,674
SPDR Barclays Convertible Securities ETF(a)	436,491	20,397,224
Vanguard REIT ETF(a)	892,547	57,622,834

TOTAL EXCHANGE TRADED FUNDS (cost $123,118,013)		111,693,732

PREFERRED STOCKS — 0.2%
Brazil — 0.1%
AES Tiete SA (PRFC)	56,200	454,745
Cia Energetica de Sao Paulo (PRFC B Shares)	29,200	277,488
Cia Energetica do Ceara (PRFC A Shares)	9,600	170,902
Itausa – Investimentos Itau SA (PRFC)	148,400	559,822

PREFERRED STOCKS (continued)	Shares	Value (Note 2)

Brazil (continued)
Vale SA (PRFC)	67,300	$933,656
Vale SA (PRFC), ADR	40,500	567,405

		2,964,018

Germany — 0.1%
Fuchs Petrolub AG (PRFC)	6,594	645,991
Volkswagen AG (PRFC)(a)	9,352	2,631,839

		3,277,830

Italy
Unipol Gruppo Finanziario SpA (PRFC)	42,162	212,746

Norway
Kongsberg Gruppen ASA (PRFC)	17,513	368,145

United States
Goldman Sachs Group, Inc. (The) (PRFC)	38,000	847,020
Hartford Financial Services Group, Inc. (PRFC)	20,820	596,701
Morgan Stanley (PFRC)	9,000	235,260

		1,678,981

TOTAL PREFERRED STOCKS (cost $8,205,145)		8,501,720

	Units
RIGHTS*
Hong Kong
Lai Sun, expiring 01/07/14	88,000	4,179

Spain
Repsol SA, expiring 01/09/14	98,223	67,022

TOTAL RIGHTS (cost $65,834)		71,201

	Shares
UNAFFILIATED MUTUAL FUNDS — 8.1%
Goldman Sachs Small Cap Value Fund (Institutional Shares)	1,718,608	96,826,350
MFS Emerging Markets Debt Fund (Institutional Shares)	2,738,584	39,764,243
PIMCO Emerging Markets Bond Fund United States (Institutional Shares)	2,029,824	21,719,120
T. Rowe Price Institutional High Yield Fund (Institutional Shares)	2,812,272	27,307,160
T. Rowe Price Value Fund (Retail Shares)	4,243,775	143,312,286

TOTAL UNAFFILIATED MUTUAL FUNDS (cost $285,693,374)		328,929,159

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 0.7%
Collateralized Loan Obligations — 0.1%
Business Mortgage Finance 1 PLC (United Kingdom), Series 1, Class M
3.317%(c)	07/20/36	GBP	575	990,250

SEE NOTES TO FINANCIAL STATEMENTS.

A265

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Lambda Finance BV (United Kingdom), Series 2007-1A, Class A3, 144A
0.395%(c)	09/20/31		$1,180	$1,177,551
Series 2007-1X, Class A
0.395%(c)	09/20/31		316	315,182
Series 2007-1X, Class AB1
0.714%(c)	09/20/31	GBP	1,116	1,830,475

				4,313,458

Non-Residential Mortgage-Backed Securities — 0.6%
Globaldrive Auto Receivables (Netherlands), Series 2011-AA, Class A, 144A
0.995%(c)	04/20/19	EUR	4,996	6,896,976
Sherwood Castle Funding PLC (United Kingdom), Series 2004-1, Class A
0.487%(c)	03/15/16	EUR	8,000	10,997,969
Temese Funding PLC (United Kingdom), Series 1, Class A
1.392%(c)	11/21/21	GBP	3,201	5,300,758

				23,195,703

TOTAL ASSET-BACKED SECURITIES (cost $26,358,460)				27,509,161

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.4%
DECO Series (Ireland), Series 2007-E6X, Class A
0.438%(c)	04/27/18	EUR	1,595	2,063,238
Series 2012-MHLX, Class A
2.785%(c)	07/28/21	GBP	2,000	3,311,916
Epic Opera Arlington Ltd. (Ireland), Series ARL2, Class A
0.764%(c)	07/28/16	GBP	745	1,225,245
German Residential Funding PLC (Ireland), Series 2013-1, Class B
1.824%(c)	08/27/24	EUR	7,506	10,455,468
LCP Proudreed PLC (United Kingdom), Series 1, Class A
0.783%(c)	08/25/16	GBP	6,008	9,774,758
Nemus II Arden PLC (United Kingdom), Series 2006-2, Class A
0.754%(c)	02/15/20	GBP	2,421	3,899,120
OperaGermany No.3 Ltd. (United Kingdom), Series GER3, Class B
0.452%(c)	01/25/22	EUR	1,500	2,061,428
Sandwell Commercial Finance PLC (United Kingdom), Series 2, Class A
0.918%(c)	09/30/37	GBP	3,892	6,299,387
Semper Finance Ltd. (United Kingdom), Series 2006-1, Class A
0.544%(c)	09/30/84	EUR	1,388	1,900,343
Series 2006-1, Class C
0.814%(c)	09/30/84	EUR	2,250	3,010,215
Talisman-7 Finance Ltd. (Ireland), Series 7, Class A
0.427%(c)	04/22/17	EUR	6,274	8,554,134
Taurus PLC (United Kingdom), Series 2013-GMF1, Class B
1.718%(c)	05/21/24	EUR	777	1,072,729

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Titan Europe PLC (Ireland), Series 2006-2X, Class A
0.413%(c)	01/23/16	EUR	1,530	$2,083,756

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $52,096,440)				55,711,737

CORPORATE BONDS — 20.3%
Australia — 0.1%
BHP Billiton Finance USA Ltd., Gtd. Notes
5.000%	09/30/43		2,245	2,282,584
FMG Resources August 2006 Pty Ltd., Gtd. Notes, 144A
8.250%	11/01/19(a)		1,545	1,734,263

				4,016,847

Belgium — 0.2%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes
3.750%	07/15/42		2,215	1,878,522
5.375%	11/15/14		3,795	3,952,603
Taminco Global Chemical Corp., Sec’d. Notes, 144A
9.750%	03/31/20		340	385,900

				6,217,025

Brazil — 0.2%
Odebrecht Finance Ltd., Gtd. Notes, 144A
5.125%	06/26/22(a)		2,850	2,789,437
Petrobras Global Finance BV, Gtd. Notes
4.375%	05/20/23(a)		2,680	2,387,591
Samarco Mineracao SA, Sr. Unsec’d. Notes, 144A
5.750%	10/24/23		1,680	1,663,200
Vale Overseas Ltd., Gtd. Notes
4.375%	01/11/22		3,500	3,400,575

				10,240,803

Canada — 0.5%
Agrium, Inc., Sr. Unsec’d. Notes
3.150%	10/01/22		1,000	916,478
3.500%	06/01/23(a)		935	870,989
Barrick North America Finance LLC, Gtd. Notes
4.400%	05/30/21		2,875	2,768,182
Calfrac Holdings LP, Gtd. Notes, 144A
7.500%	12/01/20		1,010	1,030,200
Canadian Natural Resources Ltd., Sr. Unsec’d. Notes
5.700%	05/15/17		700	786,673

SEE NOTES TO FINANCIAL STATEMENTS.

A266

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Canada (continued)
Canadian Pacific Railway Ltd., Sr. Unsec’d. Notes
5.750%	01/15/42	$2,510	$2,698,915
Cogeco Cable, Inc., Gtd. Notes, 144A
4.875%	05/01/20	1,655	1,597,075
Fairfax Financial Holdings Ltd., Sr. Unsec’d. Notes, 144A
5.800%	05/15/21	2,395	2,428,341
Gibson Energy, Inc., Sr. Unsec’d. Notes, 144A
6.750%	07/15/21	910	962,325
MEG Energy Corp., Gtd. Notes, 144A
7.000%	03/31/24	1,570	1,589,625
New Gold, Inc., Sr. Unsec’d. Notes, 144A
6.250%	11/15/22	1,170	1,131,975
Suncor Energy, Inc., Sr. Unsec’d. Notes
6.100%	06/01/18	700	809,171
6.850%	06/01/39	1,445	1,742,641

			19,332,590

Chile — 0.1%
Banco Santander Chile, Sr. Unsec’d. Notes, 144A
3.875%	09/20/22(a)	2,115	1,994,805
Saci Falabella, Sr. Unsec’d. Notes, 144A
3.750%	04/30/23	2,530	2,279,629

			4,274,434

China — 0.2%
CNOOC Curtis Funding No 1 Pty Ltd., Gtd. Notes, 144A
4.500%	10/03/23	1,890	1,875,785
CNOOC Finance 2013 Ltd., Gtd. Notes
3.000%	05/09/23	2,260	2,018,594
Want Want China Finance Ltd., Gtd. Notes, 144A
1.875%	05/14/18	4,050	3,857,495

			7,751,874

Denmark — 0.1%
Danske Bank A/S, Sr. Unsec’d. Notes, 144A
3.875%	04/14/16	2,355	2,485,239

France — 0.6%
BNP Paribas SA, Sr. Unsec’d. Notes, MTN
2.375%	09/14/17	2,075	2,118,504
3.250%	03/03/23(a)	4,860	4,598,250
BPCE SA, Gtd. Notes
2.500%	12/10/18	5,150	5,122,427
Sub. Notes, 144A
5.700%	10/22/23	1,785	1,839,014

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
France (continued)
Electricite de France SA, Sr. Unsec’d. Notes, 144A
6.500%	01/26/19	$1,230	$1,454,229
Sub. Notes, 144A
5.250%(c)	01/29/49	4,730	4,703,985
Societe Generale SA, Bank Gtd. Notes
2.750%	10/12/17(a)	2,785	2,870,499
Total Capital Canada Ltd., Gtd. Notes
1.625%	01/28/14	1,145	1,145,990
Total Capital SA, Gtd. Notes
2.300%	03/15/16	1,170	1,205,463

			25,058,361

Germany — 0.4%
Daimler Finance North America LLC, Gtd. Notes, 144A
1.300%	07/31/15	900	905,280
Deutsche Annington Finance BV, Gtd. Notes, 144A
3.200%	10/02/17	2,805	2,842,727
Deutsche Telekom International Finance BV, Gtd. Notes, 144A
2.250%	03/06/17	800	811,396
FMS Wertmanagement AoeR, Gov’t. Gtd. Notes
1.625%	11/20/18	3,980	3,928,260
KFW, Gov’t. Gtd. Notes, MTN
2.750%	09/08/20	3,035	3,060,797
Norddeutsche Landesbank Girozentrale, Sec’d. Notes, 144A
0.875%	10/16/15	4,600	4,616,100
Schaeffler Finance BV, Sr. Sec’d. Notes, 144A
4.750%	05/15/21(a)	525	523,687
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Sr. Sec’d. Notes, 144A
5.500%	01/15/23	940	911,800

			17,600,047

Ireland — 0.1%
Fly Leasing Ltd., Gtd. Notes
6.750%	12/15/20	650	658,125
XLIT Ltd., Gtd. Notes
5.250%	09/15/14	545	561,733
5.750%	10/01/21	1,170	1,313,758

			2,533,616

Italy — 0.1%
Telecom Italia Capital SA, Gtd. Notes
6.000%	09/30/34	395	342,169
7.200%	07/18/36	400	385,000

SEE NOTES TO FINANCIAL STATEMENTS.

A267

AST SCHRODERS MULTI -ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Italy (continued)
Wind Acquisition Finance SA, Sec’d. Notes, 144A
11.750%	07/15/17	$400	$425,500
Sr. Sec’d. Notes, 144A
7.250%	02/15/18	1,200	1,263,000
Wind Acquisition Holdings Finance SA, Sr. Sec’d. Notes, PIK, 144A
12.250%	07/15/17(a)	696	732,152

			3,147,821

Jamaica
Digicel Ltd., Sr. Unsec’d. Notes, 144A
6.000%	04/15/21	750	723,750
7.000%	02/15/20	500	505,000
8.250%	09/01/17	735	764,400

			1,993,150

Japan
SoftBank Corp., Gtd. Notes, 144A
4.500%	04/15/20	785	765,375

Luxembourg — 0.2%
Aguila 3 SA, Sr. Sec’d. Notes, 144A
7.875%	01/31/18	910	964,600
ArcelorMittal, Sr. Unsec’d. Notes
7.500%	10/15/39	1,555	1,527,787
ConvaTec Finance International SA, Sr. Unsec’d. Notes, PIK, 144A
8.250%	01/15/19(a)	930	952,087
INEOS Group Holdings SA, Gtd. Notes, 144A
6.125%	08/15/18	200	201,000
Intelsat Jackson Holdings SA, Gtd. Notes
6.625%	12/15/22(a)	505	520,150
Intelsat Luxembourg SA, Gtd. Notes, 144A
8.125%	06/01/23	2,165	2,321,963

			6,487,587

Mexico — 0.3%
Comision Federal de Electricidad, Sr. Unsec’d. Notes, 144A
4.875%	05/26/21(a)	3,070	3,169,775
Kansas City Southern de Mexico SA de CV, Sr. Unsec’d. Notes
3.000%	05/15/23	1,785	1,622,324
Pemex Project Funding Master Trust, Gtd. Notes
6.625%	06/15/35	305	321,013
Petroleos Mexicanos, Gtd. Notes
4.875%	01/24/22	5,050	5,188,875
4.875%	01/18/24	2,100	2,100,000

			12,401,987

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Netherlands — 0.3%
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Bank Gtd. Notes
3.950%	11/09/22	$2,130	$2,063,949
Sr. Unsec’d. Notes, 144A
4.200%	05/13/14	675	684,378
Koninklijke KPN NV, Sr. Sub. Notes, 144A
7.000%(c)	03/28/73	2,380	2,412,561
LYB International Finance BV, Gtd. Notes
5.250%	07/15/43	3,410	3,427,872
NXP BV/NXP Funding LLC, Sr. Unsec’d. Notes, 144A
5.750%	03/15/23	715	727,513
Shell International Finance BV, Gtd. Notes
2.375%	08/21/22	3,000	2,747,007

			12,063,280

Norway — 0.3%
DNB Boligkreditt A/S, Covered Bonds, 144A
2.900%	03/29/17(a)	9,495	9,932,719
Eksportfinans ASA, Sr. Unsec’d. Notes
2.000%	09/15/15	1,610	1,585,850
5.500%	05/25/16	345	363,975

			11,882,544

Peru
BBVA Banco Continental SA, Sr. Unsec’d. Notes, 144A
3.250%	04/08/18	1,700	1,700,000

Poland
Eileme 2 AB, Sr. Sec’d. Notes, 144A
11.625%	01/31/20	285	341,638

Russia
Lukoil International Finance Bv, Gtd. Notes, 144A
4.563%	04/24/23(a)	1,715	1,609,527

South Africa
Sappi Papier Holding GmbH, Sr. Sec’d. Notes, 144A
6.625%	04/15/21(a)	1,100	1,083,500

Spain — 0.1%
BBVA US Sr. SAU, Bank Gtd. Notes
4.664%	10/09/15	1,455	1,529,609
Nara Cable Funding Ltd., Sr. Sec’d. Notes, 144A
8.875%	12/01/18(a)	1,615	1,736,125

			3,265,734

Supranational Bank — 0.2%
Eurasian Development Bank, Sr. Unsec’d. Notes, 144A
5.000%	09/26/20	4,435	4,512,613

SEE NOTES TO FINANCIAL STATEMENTS.

A268

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Supranational Bank (continued)
European Investment Bank, Sr. Unsec’d. Notes
4.875%	02/15/36	$3,810	$4,163,781

			8,676,394

Sweden
Swedbank Hypotek AB, Covered Bonds, 144A
2.375%	04/05/17(a)	1,390	1,436,565

Switzerland — 0.3%
Glencore Funding LLC, Gtd. Notes, 144A
4.125%	05/30/23	3,090	2,887,651
UBS AG, Covered Bonds, 144A
1.875%	01/23/15	4,745	4,811,430
2.250%	03/30/17(a)	2,630	2,709,502

			10,408,583

United Kingdom — 0.9%
Abbey National Treasury Services PLC, Bank Gtd. Notes
3.050%	08/23/18(a)	1,495	1,536,157
Ashtead Capital, Inc., Sec’d. Notes, 144A
6.500%	07/15/22	785	837,006
Barclays Bank PLC, Sr. Unsec’d. Notes
6.750%	05/22/19	1,150	1,386,062
Sub. Notes, 144A
6.050%	12/04/17	2,985	3,337,179
HSBC Bank PLC, Sr. Notes, 144A
3.500%	06/28/15	875	912,036
HSBC Holdings PLC, Sr. Unsec’d. Notes
4.000%	03/30/22	1,745	1,793,596
4.875%	01/14/22	3,885	4,192,381
Ineos Finance PLC, Sr. Sec’d. Notes, 144A
7.500%	05/01/20	1,295	1,419,644
Jaguar Land Rover Automotive PLC, Gtd. Notes, 144A
4.125%	12/15/18	485	488,031
5.625%	02/01/23(a)	500	500,000
Lloyds Bank PLC, Bank Gtd. Notes
2.300%	11/27/18	970	967,484
Rio Tinto Finance USA Ltd., Gtd. Notes
7.125%	07/15/28	825	1,014,638
8.950%	05/01/14	700	719,014
9.000%	05/01/19	595	776,845
Rio Tinto Finance USA PLC, Gtd. Notes
2.250%	12/14/18	3,010	2,995,149
3.500%	03/22/22	1,885	1,849,792

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United Kingdom (continued)
Royal Bank of Scotland Group PLC, Sub. Notes
6.000%	12/19/23	$395	$397,812
6.100%	06/10/23	1,050	1,058,501
Royal Bank of Scotland PLC (The), Bank Gtd. Notes
5.625%	08/24/20	1,500	1,679,283
Sable International Finance Ltd., Sr. Sec’d. Notes, 144A
8.750%	02/01/20	720	810,000
SABMiller Holdings, Inc., Gtd. Notes, 144A
1.850%	01/15/15	800	809,590
Standard Chartered PLC, Sub. Notes, 144A
3.950%	01/11/23	1,245	1,154,765
Trinity Acquisition PLC, Gtd. Notes
4.625%	08/15/23	1,855	1,822,326
UBM PLC, Notes, 144A
5.750%	11/03/20	1,405	1,460,659
Vodafone Group PLC, Sr. Unsec’d. Notes
5.625%	02/27/17	880	984,442
WPP Finance UK, Gtd. Notes
8.000%	09/15/14	2,570	2,697,886

			37,600,278

United States — 15.1%
21st Century Fox America, Inc., Gtd. Notes
6.650%	11/15/37	1,790	2,089,399
Academy Ltd./Academy Finance Corp., Gtd. Notes, 144A
9.250%	08/01/19	1,140	1,259,700
Access Midstream Partners LP/ACMP Finance Corp., Gtd. Notes
5.875%	04/15/21	895	953,175
6.125%	07/15/22	240	256,800
Actavis, Inc., Sr. Unsec’d. Notes
4.625%	10/01/42(a)	315	286,587
Activision Blizzard, Inc., Gtd. Notes, 144A
5.625%	09/15/21	1,125	1,164,375
AES Corp., Sr. Unsec’d. Notes
4.875%	05/15/23	815	762,025
Aetna, Inc., Sr. Unsec’d. Notes
4.500%	05/15/42	465	432,267
Ahern Rentals, Inc., Sec’d. Notes, 144A
9.500%	06/15/18(a)	620	671,150
Air Lease Corp., Gtd. Notes
4.750%	03/01/20	1,150	1,194,563

SEE NOTES TO FINANCIAL STATEMENTS.

A269

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Aircastle Ltd., Sr. Unsec’d. Notes
4.625%	12/15/18		$465	$468,487
6.250%	12/01/19		1,115	1,194,444
Alexandria Real Estate Equities, Inc., Gtd. Notes
3.900%	06/15/23		2,155	2,008,091
Alliance One International, Inc., Sec’d. Notes
9.875%	07/15/21		865	810,937
Allstate Corp. (The), Sr. Unsec’d. Notes
3.150%	06/15/23		3,030	2,873,482
Ally Financial, Inc., Gtd. Notes
3.500%	07/18/16		635	655,221
4.625%	06/26/15		1,215	1,264,557
5.500%	02/15/17		750	811,875
7.500%	09/15/20		3,000	3,495,000
Altria Group, Inc., Gtd. Notes
4.000%	01/31/24		2,750	2,687,889
4.125%	09/11/15		800	844,195
10.200%	02/06/39		888	1,385,471
American Axle & Manufacturing, Inc., Gtd. Notes
6.250%	03/15/21	(a)	650	690,625
6.625%	10/15/22	(a)	980	1,031,450
7.750%	11/15/19		350	398,125
American Campus Communities Operating Partnership LP, Gtd. Notes
3.750%	04/15/23		2,165	2,009,150
American Express Centurion Bank, Sr. Unsec’d. Notes
6.000%	09/13/17		1,500	1,720,905
American International Group, Inc., Sr. Unsec’d. Notes, MTN
5.600%	10/18/16		1,675	1,866,200
AmeriGas Finance LLC/AmeriGas Finance Corp., Gtd. Notes
6.750%	05/20/20		1,210	1,321,925
Amgen, Inc., Sr. Unsec’d. Notes
4.500%	03/15/20		1,945	2,085,443
Apple, Inc., Sr. Unsec’d. Notes
2.400%	05/03/23	(a)	4,550	4,091,410
APX Group, Inc., Gtd. Notes
8.750%	12/01/20		950	969,000
Sr. Sec’d. Notes
6.375%	12/01/19		855	867,825
AT&T, Inc., Sr. Unsec’d. Notes
2.950%	05/15/16		800	834,198
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Gtd. Notes, 144A
5.875%	08/01/23		1,045	995,363

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Aurora USA Oil & Gas, Inc., Gtd. Notes, 144A
9.875%	02/15/17		$680	$729,300
AutoZone, Inc., Sr. Unsec’d. Notes
2.875%	01/15/23		3,795	3,415,993
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., Gtd. Notes
7.750%	02/15/19		1,547	1,663,025
Gtd. Notes, 144A
6.000%	10/15/21		360	366,300
Bank of America Corp., Jr. Sub. Notes
5.200%(c)	12/29/49		1,260	1,108,800
Sr. Unsec’d. Notes
5.625%	07/01/20	(a)	12,290	14,043,943
Sr. Unsec’d. Notes, MTN
3.300%	01/11/23		9,185	8,691,462
Bank of America NA, Sub. Notes
6.100%	06/15/17		1,400	1,578,627
Beazer Homes USA, Inc., Sr. Sec’d. Notes
6.625%	04/15/18		1,030	1,104,675
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II, Gtd. Notes, 144A
5.625%	12/15/16		1,450	1,479,000
Biomet, Inc., Gtd. Notes
6.500%	08/01/20		1,760	1,848,000
Blackboard, Inc., Sr. Unsec’d. Notes, 144A
7.750%	11/15/19		675	669,937
BOE Intermediate Holding Corp., Sr. Unsec’d. Notes, PIK, 144A
9.000%	11/01/17		1,798	1,874,180
BOE Merger Corp., Sr. Unsec’d. Notes, PIK, 144A
9.500%	11/01/17		855	908,437
Bon-Ton Department Stores, Inc. (The), Sec’d. Notes
8.000%	06/15/21	(a)	725	730,437
Boston Properties LP, Sr. Unsec’d. Notes
3.125%	09/01/23	(a)	1,095	1,000,161
3.850%	02/01/23		4,265	4,167,110
Boston Scientific Corp., Sr. Unsec’d. Notes
2.650%	10/01/18		1,560	1,570,613
4.125%	10/01/23	(a)	1,560	1,547,380
BreitBurn Energy Partners LP/BreitBurn Finance Corp., Gtd. Notes
7.875%	04/15/22		720	748,800
Brocade Communications Systems, Inc., Gtd. Notes, 144A
4.625%	01/15/23		1,660	1,535,500

SEE NOTES TO FINANCIAL STATEMENTS.

A270

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Burlington Coat Factory Warehouse Corp., Gtd. Notes
10.000%	02/15/19		$585	$658,856
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes
4.400%	03/15/42		2,160	1,924,722
Calpine Corp., Sr. Sec’d. Notes, 144A
6.000%	01/15/22		375	384,375
7.500%	02/15/21		833	909,011
Camden Property Trust, Sr. Unsec’d. Notes
5.000%	06/15/15		1,310	1,384,577
CareFusion Corp., Sr. Unsec’d. Notes
5.125%	08/01/14		1,445	1,481,508
Caterpillar Financial Services Corp., Sr. Unsec’d. Notes, MTN
1.100%	05/29/15		2,430	2,449,578
1.375%	05/20/14		1,750	1,756,821
6.125%	02/17/14		4,515	4,546,655
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes
5.250%	09/30/22		3,015	2,815,256
CDW LLC/CDW Finance Corp., Gtd. Notes
8.500%	04/01/19		1,230	1,359,150
CenturyLink, Inc., Sr. Unsec’d. Notes
6.750%	12/01/23		1,440	1,458,000
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A
6.375%	09/15/20		500	512,500
CF Industries, Inc., Gtd. Notes
3.450%	06/01/23		755	689,486
Chaparral Energy, Inc., Gtd. Notes
9.875%	10/01/20		820	926,600
Chesapeake Energy Corp., Gtd. Notes
6.125%	02/15/21	(a)	510	546,975
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., Gtd. Notes
6.625%	11/15/19		1,900	1,990,250
Chevron Corp., Sr. Unsec’d. Notes
3.191%	06/24/23		2,080	1,996,698
Chinos Intermediate Holdings A, Inc., Sr. Unsec’d. Notes, PIK, 144A
7.750%	05/01/19	(a)	1,620	1,656,450
Chrysler Group LLC/CG Co-Issuer, Inc., Sec’d. Notes
8.000%	06/15/19	(a)	645	712,725
Churchill Downs, Inc., Gtd. Notes, 144A
5.375%	12/15/21		460	468,050

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Cisco Systems, Inc., Sr. Unsec’d. Notes
4.450%	01/15/20		$2,200	$2,399,470
5.500%	01/15/40		1,900	2,010,263
CIT Group, Inc., Sr. Unsec’d. Notes
5.000%	08/15/22		1,590	1,550,250
5.000%	08/01/23		500	481,250
Citigroup, Inc., Jr. Sub. Notes
5.350%(c)	04/29/49		795	698,010
Sr. Unsec’d. Notes
3.375%	03/01/23		2,930	2,785,009
8.125%	07/15/39		2,815	3,948,567
Sub. Notes
6.675%	09/13/43	(a)	1,275	1,467,051
CNA Financial Corp., Sr. Unsec’d. Notes
7.350%	11/15/19		1,520	1,842,562
Coca-Cola Co. (The), Sr. Unsec’d. Notes
1.800%	09/01/16		1,235	1,264,666
Comcast Corp., Gtd. Notes
4.500%	01/15/43	(a)	1,965	1,775,022
Commercial Metals Co., Sr. Unsec’d. Notes
4.875%	05/15/23		640	595,200
ConAgra Foods, Inc., Sr. Unsec’d. Notes
1.900%	01/25/18		800	785,332
Concho Resources, Inc., Gtd. Notes
5.500%	04/01/23	(a)	1,100	1,133,000
COX Communications, Inc., Sr. Unsec’d. Notes
5.450%	12/15/14		478	499,534
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Gtd. Notes
6.000%	12/15/20		470	484,100
Gtd. Notes, 144A
6.125%	03/01/22		1,190	1,219,750
Crosstex Energy LP/Crosstex Energy Finance Corp., Gtd. Notes
8.875%	02/15/18		1,750	1,839,687
Crown Americas LLC/Crown Americas Capital Corp. IV, Gtd. Notes
4.500%	01/15/23		1,255	1,173,425
CSX Corp., Sr. Unsec’d. Notes
6.150%	05/01/37		940	1,049,572
CVS Caremark Corp., Sr. Unsec’d. Notes
2.250%	12/05/18		2,285	2,284,333
5.750%	06/01/17		821	931,105
CyrusOne LP/CyrusOne Finance Corp., Gtd. Notes
6.375%	11/15/22		985	1,019,475

SEE NOTES TO FINANCIAL STATEMENTS.

A271

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Dana Holding Corp., Sr. Unsec’d. Notes
5.375%	09/15/21		$1,250	$1,254,687
6.500%	02/15/19		265	281,563
Darling International, Inc., Sr. Unsec’d. Notes, 144A
5.375%	01/15/22		1,150	1,158,625
Denbury Resources, Inc., Gtd. Notes
4.625%	07/15/23		785	708,463
Digital Realty Trust LP, Gtd. Notes
5.250%	03/15/21	(a)	1,305	1,331,875
5.875%	02/01/20		2,920	3,106,460
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes
2.400%	03/15/17		4,350	4,428,557
3.550%	03/15/15		800	826,373
5.150%	03/15/42		365	327,807
6.375%	03/01/41		845	876,144
Discovery Communications LLC, Gtd. Notes
4.875%	04/01/43		3,025	2,790,532
DISH DBS Corp., Gtd. Notes
4.250%	04/01/18		635	647,700
5.000%	03/15/23	(a)	1,805	1,683,163
Duke Energy Carolinas LLC, First Mortgage
4.300%	06/15/20		1,800	1,930,187
Duke Energy Corp., Sr. Unsec’d. Notes
5.050%	09/15/19		1,925	2,137,064
Duke Energy Florida, Inc., First Mortgage
6.400%	06/15/38	(a)	1,720	2,120,674
DuPont Fabros Technology LP, Gtd. Notes
5.875%	09/15/21		1,460	1,507,450
Edgen Murray Corp., Sr. Sec’d. Notes, 144A
8.750%	11/01/20		1,035	1,185,075
El Paso Pipeline Partners Operating Co. LLC, Gtd. Notes
6.500%	04/01/20		1,740	1,998,249
Embarq Corp., Sr. Unsec’d. Notes
7.995%	06/01/36		1,110	1,123,808
Endo Finance Co., Gtd. Notes, 144A
5.750%	01/15/22		625	628,125
Endo Health Solutions, Inc., Gtd. Notes
7.000%	07/15/19		1,145	1,225,150
Energy Transfer Equity LP, Sr. Sec’d. Notes
5.875%	01/15/24		1,300	1,287,000
7.500%	10/15/20		400	449,000

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Energy Transfer Partners LP, Sr. Unsec’d. Notes
4.150%	10/01/20		$3,015	$3,058,962
Ensco PLC, Sr. Unsec’d. Notes
4.700%	03/15/21		1,925	2,036,151
Enterprise Products Operating LLC, Gtd. Notes
6.125%	10/15/39		2,000	2,207,820
6.450%	09/01/40		835	961,333
6.650%	04/15/18		2,000	2,340,730
ERP Operating LP, Sr. Unsec’d. Notes
4.625%	12/15/21		2,600	2,741,071
EV Energy Partners LP/EV Energy Finance Corp., Gtd. Notes
8.000%	04/15/19		640	643,200
Express Scripts Holding Co., Gtd. Notes
6.125%	11/15/41		2,285	2,570,397
Exterran Partners LP/EXLP Finance Corp., Gtd. Notes, 144A
6.000%	04/01/21		920	913,100
Ferrellgas LP/Ferrellgas Finance Corp., Sr. Unsec’d. Notes, 144A
6.750%	01/15/22		465	471,975
Fidelity & Guaranty Life Holdings, Inc., Sr. Unsec’d. Notes, 144A
6.375%	04/01/21		440	462,000
First Data Corp., Gtd. Notes, 144A
10.625%	06/15/21		915	991,631
11.750%	08/15/21	(a)	605	638,275
Sec’d. Notes, PIK, 144A
8.750%	01/15/22		2,136	2,280,180
Sr. Sec’d. Notes, 144A
6.750%	11/01/20		415	431,600
7.375%	06/15/19		570	608,475
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes
1.700%	05/09/16		2,150	2,174,600
5.000%	05/15/18		1,865	2,077,440
6.625%	08/15/17		8,885	10,292,677
Freeport-McMoRan Copper & Gold, Inc., Gtd. Notes
2.375%	03/15/18		2,800	2,793,160
Sr. Unsec’d. Notes
3.550%	03/01/22	(a)	1,030	978,912
Freescale Semiconductor, Inc., Gtd. Notes
10.750%	08/01/20		430	488,050
Sr. Sec’d. Notes, 144A
6.000%	01/15/22	(a)	1,075	1,088,437
Gannett Co., Inc., Gtd. Notes, 144A
5.125%	10/15/19		470	488,800
5.125%	07/15/20		230	232,875

SEE NOTES TO FINANCIAL STATEMENTS.

A272

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Genentech, Inc., Sr. Unsec’d. Notes
4.750%	07/15/15	800	$850,802
General Electric Co., Sr. Unsec’d. Notes
4.125%	10/09/42	965	891,523
General Mills, Inc., Sr. Unsec’d. Notes
5.700%	02/15/17	700	784,945
General Motors Co., Sr. Unsec’d. Notes, 144A
3.500%	10/02/18	565	577,713
General Motors Financial Co., Inc., Gtd. Notes, 144A
2.750%	05/15/16	1,270	1,285,875
GenOn Energy, Inc., Sr. Unsec’d. Notes
9.875%	10/15/20(a)	370	410,700
Genworth Holdings, Inc., Gtd. Notes
4.900%	08/15/23	1,905	1,904,055
Georgia Power Co., Sr. Unsec’d. Notes
4.300%	03/15/42	2,645	2,379,468
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes
3.625%	01/22/23(a)	3,285	3,181,040
5.750%	01/24/22	2,310	2,600,339
Sr. Unsec’d. Notes, MTN
1.838%(c)	11/29/23	3,500	3,554,159
5.375%	03/15/20	3,965	4,409,591
Gray Television, Inc., Gtd. Notes
7.500%	10/01/20	1,090	1,158,125
Gulfmark Offshore, Inc., Sr. Unsec’d. Notes
6.375%	03/15/22	235	236,763
GXS Worldwide, Inc., Sr. Sec’d. Notes
9.750%	06/15/15	1,080	1,115,100
H&E Equipment Services, Inc., Gtd. Notes
7.000%	09/01/22	1,440	1,569,600
Halcon Resources Corp., Gtd. Notes
8.875%	05/15/21(a)	1,570	1,585,700
Gtd. Notes, 144A
9.750%	07/15/20	155	161,394
Hartford Financial Services Group, Inc., Sr. Unsec’d. Notes
5.125%	04/15/22	2,105	2,292,789
5.500%	03/30/20	2,245	2,523,292
6.625%	03/30/40	815	984,875
HCA Holdings, Inc., Sr. Unsec’d. Notes
7.750%	05/15/21(a)	2,320	2,534,600
HCA, Inc., Gtd. Notes
5.875%	05/01/23(a)	1,150	1,135,625

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
HD Supply, Inc., Gtd. Notes
7.500%	07/15/20(a)	575	$619,563
11.500%	07/15/20	325	387,969
Health Care REIT, Inc., Sr. Unsec’d. Notes
4.125%	04/01/19	1,425	1,500,468
Hewlett-Packard Co., Sr. Unsec’d. Notes
4.750%	06/02/14	4,600	4,673,660
Hiland Partners LP/Hiland Partners Finance Corp., Gtd. Notes, 144A
7.250%	10/01/20	485	520,163
Home Depot, Inc. (The), Sr. Unsec’d. Notes
4.200%	04/01/43	785	715,369
5.950%	04/01/41	895	1,039,165
Humana, Inc., Sr. Unsec’d. Notes
3.150%	12/01/22	3,605	3,337,185
7.200%	06/15/18	580	686,168
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Gtd. Notes, 144A
6.000%	08/01/20	1,135	1,169,050
Infor US, Inc., Gtd. Notes
9.375%	04/01/19	1,220	1,372,500
ING US, Inc., Gtd. Notes
5.500%	07/15/22	4,545	4,942,651
International Business Machines Corp., Sr. Unsec’d. Notes
1.250%	02/06/17(a)	6,300	6,283,601
7.625%	10/15/18	7,285	9,112,530
International Lease Finance Corp., Sr. Unsec’d. Notes
8.875%	09/01/17	2,005	2,385,950
International Paper Co., Sr. Unsec’d. Notes
7.300%	11/15/39	895	1,105,076
9.375%	05/15/19	825	1,082,132
J. Crew Group, Inc., Gtd. Notes
8.125%	03/01/19	750	787,500
Jaguar Holding Co. II/Jaguar Merger Sub, Inc., Sr. Unsec’d. Notes, 144A
9.500%	12/01/19	1,100	1,237,500
Jefferies Group LLC, Sr. Unsec’d. Notes
5.125%	01/20/23	2,060	2,083,620
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN
2.950%	03/09/15	2,740	2,818,967
JPMorgan Chase & Co., Sr. Unsec’d. Notes
3.250%	09/23/22	10,680	10,234,868
4.400%	07/22/20	6,100	6,557,250

SEE NOTES TO FINANCIAL STATEMENTS.

A273

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
JPMorgan Chase Bank NA, Sub. Notes
6.000%	10/01/17		$2,085	$2,385,488
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes
2.650%	02/01/19		940	929,575
3.500%	09/01/23	(a)	500	459,092
4.150%	03/01/22		2,500	2,481,813
5.625%	02/15/15		1,555	1,634,935
9.000%	02/01/19		900	1,143,491
Kodiak Oil & Gas Corp., Gtd. Notes
5.500%	01/15/21		1,105	1,102,237
Kraft Foods Group, Inc., Sr. Unsec’d. Notes
6.125%	08/23/18		810	944,155
Kroger Co. (The), Sr. Unsec’d. Notes
5.000%	04/15/42		1,205	1,149,706
5.150%	08/01/43		770	751,138
L Brands, Inc., Gtd. Notes
6.625%	04/01/21		955	1,048,113
Lamar Media Corp., Gtd. Notes
5.000%	05/01/23		750	712,500
Landry’s, Inc., Sr. Notes, 144A
9.375%	05/01/20		1,565	1,705,850
Lennar Corp., Gtd. Notes
4.750%	12/15/17		200	209,500
4.750%	11/15/22		1,150	1,066,625
Leucadia National Corp., Sr. Unsec’d. Notes
5.500%	10/18/23		2,165	2,163,738
Level 3 Communications, Inc., Sr. Unsec’d. Notes
8.875%	06/01/19		1,920	2,097,600
Level 3 Financing, Inc., Gtd. Notes
7.000%	06/01/20		725	768,500
Levi Strauss & Co., Sr. Unsec’d. Notes
6.875%	05/01/22		1,105	1,215,500
7.625%	05/15/20		340	373,150
Liberty Mutual Group, Inc., Gtd. Notes, 144A
5.000%	06/01/21		1,015	1,064,520
6.500%	05/01/42		1,005	1,102,939
Lincoln National Corp., Sr. Unsec’d. Notes
4.850%	06/24/21		1,850	1,987,091
LKQ Corp., Gtd. Notes, 144A
4.750%	05/15/23		1,115	1,036,950
Lorillard Tobacco Co., Gtd. Notes
8.125%	06/23/19	(a)	2,955	3,599,621

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Macy’s Retail Holdings, Inc., Gtd. Notes
2.875%	02/15/23	(a)	$2,050	$1,855,299
5.125%	01/15/42		2,075	1,980,089
Marathon Oil Corp., Sr. Unsec’d. Notes
0.900%	11/01/15		900	900,751
2.800%	11/01/22		3,915	3,608,091
Marathon Petroleum Corp., Sr. Unsec’d. Notes
5.125%	03/01/21	(a)	1,650	1,787,391
Marina District Finance Co., Inc., Sr. Sec’d. Notes
9.875%	08/15/18	(a)	275	297,687
Marsh & McLennan Cos., Inc., Sr. Unsec’d. Notes
4.800%	07/15/21		3,780	4,029,601
McKesson Corp., Sr. Unsec’d. Notes
0.950%	12/04/15		2,220	2,218,573
7.500%	02/15/19		305	370,832
Memorial Production Partners LP/Memorial Production Finance Corp., Gtd. Notes
7.625%	05/01/21		360	369,900
Gtd. Notes, 144A
7.625%	05/01/21		450	462,375
Meritage Homes Corp., Gtd. Notes
7.000%	04/01/22		470	497,025
MetLife, Inc., Jr. Sub. Notes
6.400%	12/15/66		5,005	5,142,637
MGM Resorts International, Gtd. Notes
6.875%	04/01/16		495	544,500
7.750%	03/15/22		375	419,063
Michaels Stores, Inc., Gtd. Notes
7.750%	11/01/18		1,085	1,177,225
Microsoft Corp., Sr. Unsec’d. Notes
2.500%	02/08/16	(a)	3,400	3,528,302
MidAmerican Energy Holdings Co., Sr. Unsec’d. Notes
5.750%	04/01/18		900	1,027,344
6.500%	09/15/37		2,970	3,449,774
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, Gtd. Notes
9.250%	06/01/21		395	412,775
10.750%	10/01/20		920	1,000,500
Milacron LLC/Mcron Finance Corp., Gtd. Notes, 144A
7.750%	02/15/21		950	997,500
MISA Investments Ltd., Unsec’d. Notes, PIK, 144A
8.625%	08/15/18		480	496,800
Mohawk Industries, Inc., Sr. Unsec’d. Notes
3.850%	02/01/23		1,515	1,439,250

SEE NOTES TO FINANCIAL STATEMENTS.

A274

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Mondelez International, Inc., Sr. Unsec’d. Notes
6.875%	02/01/38		$1,280	$1,559,366
6.875%	01/26/39		1,750	2,139,613
Morgan Stanley, Sr. Unsec’d. Notes
3.750%	02/25/23	(a)	8,075	7,857,500
Sr. Unsec’d. Notes, MTN
5.500%	01/26/20		2,660	2,986,042
Mosaic Co. (The), Sr. Unsec’d. Notes
3.750%	11/15/21		1,695	1,659,210
4.875%	11/15/41		270	244,468
Mustang Merger Corp., Sr. Unsec’d. Notes, 144A
8.500%	08/15/21		490	529,200
NBCUniversal Media LLC, Gtd. Notes
4.375%	04/01/21		3,050	3,228,187
5.150%	04/30/20		5,890	6,583,524
NCR Corp., Sr. Unsec’d. Notes, 144A
5.875%	12/15/21		460	468,625
6.375%	12/15/23		345	352,331
Neiman Marcus Group Ltd., Inc., Gtd. Notes, 144A
8.000%	10/15/21		375	391,875
Nes Rentals Holdings, Inc., Sec’d. Notes, 144A
7.875%	05/01/18		1,750	1,841,875
Nexstar Broadcasting, Inc., Gtd. Notes
6.875%	11/15/20	(a)	575	615,250
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC, Gtd. Notes
8.875%	03/15/18		1,545	1,606,800
Nisource Finance Corp., Gtd. Notes
4.800%	02/15/44		1,065	960,912
6.125%	03/01/22		1,790	1,984,684
6.800%	01/15/19		1,000	1,163,792
Noble Energy, Inc., Sr. Unsec’d. Notes
4.150%	12/15/21		3,000	3,084,747
6.000%	03/01/41		1,260	1,347,288
Nordstrom, Inc., Sr. Unsec’d. Notes
6.750%	06/01/14		275	282,067
7.000%	01/15/38		1,535	1,967,999
Sr. Unsec’d. Notes, 144A
5.000%	01/15/44		3,275	3,237,082
Nortek, Inc., Gtd. Notes
8.500%	04/15/21		1,455	1,611,413
Northern Oil and Gas, Inc., Gtd. Notes
8.000%	06/01/20		365	382,337

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
NRG Energy, Inc., Gtd. Notes
7.625%	01/15/18	(a)	$500	$570,000
8.250%	09/01/20		615	681,113
Oasis Petroleum, Inc., Gtd. Notes, 144A
6.875%	03/15/22		320	339,200
Offshore Group Investment Ltd., Sr. Sec’d. Notes
7.500%	11/01/19	(a)	995	1,082,063
Omnicom Group, Inc., Gtd. Notes
5.900%	04/15/16		500	552,709
ONEOK Partners LP, Gtd. Notes
6.850%	10/15/37		910	1,035,564
8.625%	03/01/19		570	714,883
Oracle Corp., Sr. Unsec’d. Notes
2.500%	10/15/22		9,230	8,454,089
Pacific Gas & Electric Co., Sr. Unsec’d. Notes
6.250%	03/01/39		2,170	2,489,279
Pacific LifeCorp, Sr. Unsec’d. Notes, 144A
5.125%	01/30/43		955	878,065
Parker Drilling Co., Gtd. Notes, 144A
7.500%	08/01/20		465	488,250
Penn Virginia Corp., Gtd. Notes
8.500%	05/01/20		975	1,048,125
Penske Automotive Group, Inc., Gtd. Notes
5.750%	10/01/22		1,085	1,109,413
Pfizer, Inc., Sr. Unsec’d. Notes
5.350%	03/15/15		3,795	4,009,998
Philip Morris International, Inc., Sr. Unsec’d. Notes
6.375%	05/16/38		1,525	1,807,560
Piedmont Operating Partnership LP, Gtd. Notes
3.400%	06/01/23		2,320	2,059,118
Pinnacle Entertainment, Inc., Gtd. Notes
7.500%	04/15/21		830	900,550
Plains Exploration & Production Co., Gtd. Notes
6.625%	05/01/21		950	1,041,719
PNC Bank NA, Sub. Notes
3.800%	07/25/23		1,590	1,542,042
PNK Finance Corp., Gtd. Notes, 144A
6.375%	08/01/21		785	802,663
PPL Electric Utilities Corp., First Mortgage
4.750%	07/15/43		2,885	2,887,282

SEE NOTES TO FINANCIAL STATEMENTS.

A275

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Public Service Co. of Colorado, First Mortgage
4.750%	08/15/41		$1,465	$1,479,624
PVH Corp., Sr. Unsec’d. Notes
4.500%	12/15/22	(a)	230	217,925
Quicksilver Resources, Inc., Gtd. Notes
7.125%	04/01/16		885	865,087
Quiksilver, Inc./QS Wholesale, Inc., Sr. Sec’d. Notes, 144A
7.875%	08/01/18		540	585,900
Reliance Steel & Aluminum Co., Gtd. Notes
4.500%	04/15/23		2,310	2,265,923
Rent-A-Center, Inc., Gtd. Notes
4.750%	05/01/21		160	150,200
Republic Services, Inc., Gtd. Notes
5.250%	11/15/21		2,895	3,156,259
Reynolds American, Inc., Gtd. Notes
3.250%	11/01/22		1,865	1,719,000
7.250%	06/15/37		210	245,904
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Gtd. Notes
9.000%	04/15/19		330	353,925
Sr. Sec’d. Notes
5.750%	10/15/20		1,000	1,020,000
Rite Aid Corp., Sr. Sec’d. Notes
8.000%	08/15/20		950	1,068,750
RKI Exploration & Production LLC/RKI Finance Corp., Gtd. Notes, 144A
8.500%	08/01/21	(a)	1,130	1,189,325
Rohm & Haas Co., Sr. Unsec’d. Notes
6.000%	09/15/17		1,126	1,277,368
Rowan Cos., Inc., Gtd. Notes
5.400%	12/01/42		2,280	2,109,312
Ryland Group, Inc. (The), Gtd. Notes
5.375%	10/01/22		810	769,500
Sabine Pass Liquefaction LLC, Sr. Sec’d. Notes, 144A
5.625%	02/01/21		750	733,125
6.250%	03/15/22		600	595,500
Sabra Health Care LP/Sabra Capital Corp., Gtd. Notes
5.375%	06/01/23		1,265	1,230,213
8.125%	11/01/18		725	783,000
Salix Pharmaceuticals Ltd., Gtd. Notes, 144A
6.000%	01/15/21		310	317,750
SandRidge Energy, Inc., Gtd. Notes
7.500%	03/15/21		300	314,250

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
8.125%	10/15/22	(a)	$1,410	$1,494,600
Severstal Columbus LLC, Sr. Sec’d. Notes
10.250%	02/15/18		295	312,700
Sinclair Television Group, Inc., Gtd. Notes, 144A
6.375%	11/01/21		600	621,000
Sirius XM Holdings, Inc., Gtd. Notes, 144A
5.250%	08/15/22		1,350	1,363,500
SIWF Merger Sub, Inc., Sr. Sec’d. Notes, 144A
6.250%	06/01/21	(a)	890	897,787
SLM Corp., Sr. Unsec’d. Notes
5.500%	01/25/23	(a)	1,345	1,270,503
Sr. Unsec’d. Notes, MTN
4.875%	06/17/19		215	214,237
5.500%	01/15/19		1,410	1,463,230
6.000%	01/25/17		2,065	2,235,363
Smithfield Foods, Inc., Sr. Unsec’d. Notes, 144A
5.875%	08/01/21		945	968,625
Sonic Automotive, Inc., Gtd. Notes
7.000%	07/15/22		1,450	1,575,063
Southern California Edison Co., First Ref. Mortgage
5.500%	03/15/40		1,395	1,540,755
Southern Co. (The), Sr. Unsec’d. Notes
2.375%	09/15/15		3,635	3,720,019
Southern Power Co., Sr. Unsec’d. Notes
5.250%	07/15/43		3,090	3,069,340
Sprint Communications, Inc., Sr. Unsec’d. Notes
6.000%	11/15/22		1,275	1,243,125
7.000%	08/15/20		1,025	1,109,563
9.125%	03/01/17	(a)	1,005	1,180,875
Sprint Corp., Gtd. Notes, 144A
7.250%	09/15/21		1,475	1,583,781
Steel Dynamics, Inc., Gtd. Notes
5.250%	04/15/23		555	555,000
6.125%	08/15/19		125	135,313
Suburban Propane Partners LP/Suburban Energy Finance Corp., Sr. Unsec’d. Notes
7.375%	08/01/21		242	263,780
Swiss Re Treasury US Corp., Gtd. Notes, 144A
2.875%	12/06/22		2,060	1,896,844
4.250%	12/06/42		1,335	1,147,220
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Gtd. Notes, 144A
5.250%	04/15/21		645	627,263

SEE NOTES TO FINANCIAL STATEMENTS.

A276

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Tenet Healthcare Corp., Sr. Sec’d. Notes, 144A
6.000%	10/01/20		$205	$213,969
Sr. Unsec’d. Notes
6.750%	02/01/20		1,080	1,107,000
8.125%	04/01/22		410	441,775
Terex Corp., Gtd. Notes
6.000%	05/15/21		465	480,694
6.500%	04/01/20		835	893,450
T-Mobile USA, Inc., Gtd. Notes
6.464%	04/28/19		735	780,937
6.731%	04/28/22		440	458,700
TMS International Corp., Gtd. Notes, 144A
7.625%	10/15/21		375	398,437
TransDigm, Inc., Gtd. Notes
7.750%	12/15/18		810	868,725
Tyson Foods, Inc., Gtd. Notes
4.500%	06/15/22		2,900	2,952,681
Union Pacific Corp., Sr. Unsec’d. Notes
4.163%	07/15/22		1,820	1,872,387
Sr. Unsec’d. Notes, 144A
3.646%	02/15/24		804	776,859
United Rentals North America, Inc., Gtd. Notes
8.375%	09/15/20	(a)	245	273,175
United Technologies Corp., Sr. Unsec’d. Notes
4.500%	06/01/42		1,420	1,378,944
4.875%	05/01/15		4,585	4,845,446
UnitedHealth Group, Inc., Sr. Unsec’d. Notes
6.500%	06/15/37		1,495	1,773,641
Univision Communications, Inc., Sr. Sec’d. Notes, 144A
6.875%	05/15/19		410	438,187
7.875%	11/01/20		560	615,300
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A
5.625%	12/01/21		200	201,000
Ventas Realty LP/Ventas Capital Corp., Gtd. Notes
4.250%	03/01/22		2,020	2,032,706
Verizon Communications, Inc., Sr. Unsec’d. Notes
2.450%	11/01/22	(a)	2,335	2,067,047
6.550%	09/15/43		10,535	12,325,518
Viking Cruises Ltd., Unsec’d. Notes, 144A
8.500%	10/15/22		1,245	1,406,850
Virginia Electric and Power Co., Sr. Unsec’d. Notes
4.000%	01/15/43		1,030	917,164

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
WaveDivision Escrow LLC/WaveDivision Escrow Corp., Sr. Unsec’d. Notes, 144A
8.125%	09/01/20		$1,650	$1,749,000
Weatherford International Ltd., Gtd. Notes
5.950%	04/15/42		3,885	3,892,537
7.000%	03/15/38		760	841,217
WellPoint, Inc., Sr. Unsec’d. Notes
4.625%	05/15/42		1,465	1,353,974
4.650%	01/15/43		4,545	4,207,770
Western Refining, Inc., Gtd. Notes
6.250%	04/01/21		720	725,400
Weyerhaeuser Co., Sr. Unsec’d. Notes
4.625%	09/15/23		1,790	1,816,367
Willis Group Holdings PLC, Gtd. Notes
5.750%	03/15/21	(a)	1,915	2,059,983
Wise Metals Group LLC/Wise Alloys Finance Corp., Sr. Sec’d. Notes, 144A
8.750%	12/15/18		1,350	1,420,875
Wyeth LLC, Gtd. Notes
5.950%	04/01/37		935	1,083,847
Xerox Corp., Sr. Unsec’d. Notes
4.250%	02/15/15		2,750	2,852,927
Yum! Brands, Inc., Sr. Unsec’d. Notes
6.875%	11/15/37		247	281,239

				611,334,462

TOTAL CORPORATE BONDS (cost $822,997,775)				825,709,261

FOREIGN GOVERNMENT BONDS — 0.5%
Province of New Brunswick (Canada), Sr. Unsec’d. Notes
2.750%	06/15/18		3,515	3,635,740
Province of Ontario (Canada), Sr. Unsec’d. Notes
4.400%	04/14/20		4,485	4,920,942
Republic of Brazil (Brazil), Sr. Unsec’d. Notes
5.625%	01/07/41		2,115	2,051,550
7.875%	03/07/15		4,770	5,137,290
United Mexican States (Mexico), Sr. Unsec’d. Notes
3.625%	03/15/22		2,700	2,700,000
6.050%	01/11/40		1,040	1,131,000
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44	(a)	2,026	1,825,933

TOTAL FOREIGN GOVERNMENT BONDS (cost $21,816,278)				21,402,455

SEE NOTES TO FINANCIAL STATEMENTS.

A277

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

MUNICIPAL BONDS — 0.9%
California — 0.1%
Bay Area Toll Authority, BABs, Revenue Bonds,
6.263%	04/01/49	$1,275	$1,529,248
State of California, BABs, General Obligation Unlimited,
7.550%	04/01/39	2,930	3,797,251

			5,326,499

Florida — 0.2%
State Board of Administration Finance Corp., Revenue Bonds, Series A
2.995%	07/01/20	8,000	7,570,640

Georgia — 0.1%
Municipal Electric Authority of Georgia, BABs, Revenue Bonds,
6.637%	04/01/57	3,200	3,366,816

Illinois — 0.1%
State of Illinois, BABs, General Obligation Unlimited,
6.725%	04/01/35	3,110	3,277,038

Mississippi
State of Mississippi, BABs, General Obligation Unlimited, Series 2010E
5.245%	11/01/34	1,370	1,432,171

Missouri
Missouri Highway & Transportation Commission, BABs, Revenue Bonds,
5.445%	05/01/33	2,315	2,511,196

New York — 0.2%
City of New York, BABs, General Obligation Unlimited, Series F
6.271%	12/01/37	2,120	2,473,701
Metropolitan Transportation Authority, Revenue Bonds, Series 2010E
6.814%	11/15/40	2,180	2,606,343
New York City Municipal Water Finance Authority, BABs, Revenue Bonds, Series EE
6.011%	06/15/42	1,840	2,145,624

			7,225,668

Ohio — 0.1%
American Municipal Power, Inc., Revenue Bonds,
7.834%	02/15/41	2,020	2,552,169

Texas — 0.1%
Dallas Area Rapid Transit, BABs, Revenue Bonds,
4.922%	12/01/41	800	828,696
5.022%	12/01/48	2,435	2,490,688
University of Texas System, BABs, Revenue Bonds, Series 2010D
5.134%	08/15/42	1,785	1,900,275

			5,219,659

TOTAL MUNICIPAL BONDS (cost $37,766,240)			38,481,856

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 3.4%
Aire Valley Mortgages PLC (United Kingdom), Series 2006-1A, Class 1A, 144A
0.465%(c)	09/20/66		$2,283	$2,189,071
Series 2006-1X, Class 2A2
0.824%(c)	09/20/66	GBP	236	375,778
Series 2007-1X, Class 2A2
0.558%(c)	09/20/66	EUR	192	252,467
Series 2007-1X, Class 2A3
0.784%(c)	09/20/66	GBP	4,940	7,816,920
Alba PLC (United Kingdom), Series 2005-1, Class A3
0.713%(c)	11/25/42	GBP	2,882	4,308,027
Series 2007-1, Class A2
0.656%(c)	03/17/39	GBP	2,830	4,620,017
Auburn Securities PLC (United Kingdom), Series 3, Class A2
1.138%(c)	11/01/39	GBP	513	834,216
Series 4, Class A2
0.888%(c)	10/01/41	GBP	1,878	2,996,408
Series 5, Class A2
0.808%(c)	12/01/41	GBP	783	1,226,944
Bluestep Mortgage Securities No. 2 Ltd. (Ireland), Series 2, Class AA
1.682%(c)	11/10/55	EUR	6,316	8,708,243
Brunel Residential Mortgage Securitisation PLC (United Kingdom), Series 2007-1A, Class A4C, 144A
0.443%(c)	01/13/39		8,714	8,581,479
E-MAC BV (Netherlands), Series DE09-1, Class A1
3.217%(c)	11/25/53	EUR	1,204	1,680,788
E-MAC Program BV (Netherlands), Series 2007-NL3A, Class A1, 144A
0.313%(c)	07/25/47		9,611	8,904,789
Eurosail PLC (United Kingdom), Series 2006-2X, Class A2C
0.685%(c)	12/15/44	GBP	4,568	7,229,572
Series 2006-3X, Class A3A
0.418%(c)	09/10/44	EUR	3,444	4,598,501
Series 2006-4X, Class A3C
0.683%(c)	12/10/44	GBP	3,946	6,146,917
Series 2007-1X, Class A3C
0.684%(c)	03/13/45	GBP	689	1,087,560
First Flexible PLC (United Kingdom), Series 4, Class A
1.028%(c)	07/01/36	GBP	1,622	2,571,740
Granite Master Issuer PLC (United Kingdom), Series 2005-1, Class M3
1.049%(c)	12/20/54	GBP	679	1,057,831
Series 2006-1X, Class M3
1.089%(c)	12/20/54	GBP	2,320	3,620,150
Series 2007-2, Class 3M3
1.069%(c)	12/17/54	GBP	626	975,572
Mansard Mortgages PLC (United Kingdom), Series 2006-1X, Class A2
0.720%(c)	10/15/48	GBP	1,517	2,425,704
Marble Arch Residential Securitisation No. 4 Ltd. (United Kingdom), Series 4X, Class A3C
0.704%(c)	03/20/40	GBP	2,987	4,857,180

SEE NOTES TO FINANCIAL STATEMENTS.

A278

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Money Partners Securities 3 PLC (United Kingdom), Series 3X, Class A2B
0.677%(c)	09/14/39		EUR	1,850	$2,498,356
Mortgage Funding PLC (United Kingdom), Series 2008-1, Class A2
1.624%(c)	03/13/46		GBP	2,551	3,923,153
Paragon Mortgages No. 9 PLC (United Kingdom), Series 9X, Class AA
0.884%(c)	05/15/41		GBP	2,184	3,292,014
Preferred Residential Securities PLC (United Kingdom), Series 8X, Class A1A2
0.765%(c)	12/15/42		GBP	619	985,431
Series 8X, Class A1C
0.507%(c)	12/15/42		EUR	158	208,511
Residential Mortgage Securities PLC (United Kingdom), Series 20X, Class A2A
0.784%(c)	08/10/38		GBP	4,577	7,433,214
Series 21X, Class A3A
0.924%(c)	11/12/38		GBP	2,460	4,035,472
Series 22X, Class A3A
0.884%(c)	11/14/39		GBP	3,841	6,225,237
Series 25, Class A1
3.025%(c)	12/16/50		GBP	1,148	1,984,358
RMAC PLC (United Kingdom), Series 2003-NS1X, Class A3
1.024%(c)	06/12/35		GBP	103	161,469
Series 2003-NS2X, Class A3
0.974%(c)	09/12/35		GBP	1,351	2,102,711
Series 2003-NS3X, Class A3
1.424%(c)	12/12/35		GBP	5,367	8,508,334
Series 2003-NS4X, Class A3
1.264%(c)	03/12/36		GBP	764	1,198,391
Series 2006-NS1X, Class A2A
0.674%(c)	06/12/44		GBP	2,155	3,294,579
Southern Pacific Financing PLC (United Kingdom), Series 2006-A, Class A
0.683%(c)	03/10/44		GBP	2,861	4,455,341

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $129,550,817)					137,372,445

U.S. TREASURY OBLIGATIONS — 0.2%
U.S. Treasury Notes
1.500%	08/31/18			10	9,949
2.500%	08/15/23			9,815	9,425,462
2.750%	11/15/23	(a)		335	327,724

TOTAL U.S. TREASURY OBLIGATIONS (cost $10,143,224)					9,763,135

TOTAL LONG-TERM INVESTMENTS (cost $2,768,907,946)					2,964,136,664

	Shares	Value (Note 2)

SHORT-TERM INVESTMENT — 29.6%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $1,200,005,501; includes $207,920,840 of cash collateral for securities on loan)(b)(w)(Note 4)	1,200,005,501	$1,200,005,501

TOTAL INVESTMENTS — 102.6% (cost $3,968,913,447)		4,164,142,165
Liabilities in excess of other assets(x) — (2.6)%		(107,222,515)

NET ASSETS — 100.0%		$4,056,919,650

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
ADR	American Depositary Receipt
BABs	Build America Bonds
CVA	Certificate Van Aandelen (Bearer)
ETF	Exchange Traded Funds
FTSE	Financial Times Stock Exchange
GDR	Global Depositary Receipt
JSE	Johannesburg Stock Exchange
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
NVDR	Non-voting Depositary Receipt
PIK	Payment-in-Kind
PRFC	Preference Shares
QMTF	Multilateral Trading Facility
REIT	Real Estate Investment Trust
SDR	Sweden Depositary Receipts
SPDR	Standard & Poor’s Depositary Receipts
STOXX	Stock Index of Eurozone
TSX	Toronto Stock Exchange
UTS	Unit Trust Security
XEQT	Equiduct Stock Exchange
XHKG	Hong Kong Stock Exchange
XLON	London Stock Exchange
AUD	Australian Dollar
BRL	Brazilian Real
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
ILS	Israel Shekel
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira

SEE NOTES TO FINANCIAL STATEMENTS.

A279

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

ZAR	South African Rand

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $202,227,383; cash collateral of $207,920,840 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2013.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)(1)
Long Positions:
159	2 Year U.S. Treasury Notes	Mar. 2014	$35,014,779	$34,950,188	$(64,591)
472	5 Year U.S. Treasury Notes	Mar. 2014	57,056,687	56,315,500	(741,187)
158	20 Year U.S. Treasury Bonds	Mar. 2014	20,518,563	20,273,375	(245,188)
2,046	Euro STOXX 50	Mar. 2014	82,474,274	87,480,644	5,006,370
558	FTSE 100 Index.	Mar. 2014	59,224,474	61,886,550	2,662,076
926	Nikkei 225 Index	Mar. 2014	137,233,709	143,239,388	6,005,679
6,690	S&P 500 E-Mini	Mar. 2014	591,631,188	615,847,950	24,216,762
137	S&P/TSX 60 Index	Mar. 2014	19,369,201	20,142,772	773,571

					37,613,492

Short Positions:
1,101	10 Year U.S. Treasury Notes	Mar. 2014	138,285,382	135,474,609	2,810,773
5	20 Year U.S. Treasury Bonds	Mar. 2014	652,305	641,563	10,742
97	30 Year U.S. Ultra Treasury Bonds	Mar. 2014	13,421,617	13,216,250	205,367
715	Russell 2000 Mini Index	Mar. 2014	78,546,325	83,040,100	(4,493,775)

					(1,466,893)

					$36,146,599

(1)	Cash of $20,955,821 has been segregated to cover requirement for open futures contracts as of December 31, 2013.

Forward foreign currency exchange contracts outstanding at December 31, 2013:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 03/26/14	Westpac Banking Corp.	AUD	71,510	$63,341,202	$63,496,151	$154,949
British Pound,
Expiring 01/16/14	Hong Kong & Shanghai Bank	GBP	13,669	22,273,027	22,632,042	359,015
Expiring 03/26/14	Hong Kong & Shanghai Bank	GBP	1,832	2,984,475	3,031,870	47,395
Euro,
Expiring 03/26/14	JPMorgan Chase	EUR	135,518	186,163,246	186,428,950	265,704
Japanese Yen,
Expiring 03/26/14	Westpac Banking Corp.	JPY	9,657,000	93,844,019	91,740,868	(2,103,151)
Singapore Dollar,
Expiring 01/06/14	UBS AG	SGD	38	30,396	30,466	70
Swedish Krona,
Expiring 03/26/14	JPMorgan Chase	SEK	150,650	22,903,142	23,388,317	485,175
Swiss Franc,
Expiring 03/26/14	UBS AG	CHF	79,018	89,064,874	88,638,862	(426,012)

				$480,604,381	$479,387,526	$(1,216,855)

SEE NOTES TO FINANCIAL STATEMENTS.

A280

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real,
Expiring 03/26/14	Deutsche Bank	BRL	9,607	$4,015,621	$3,989,205	$26,416
Expiring 03/26/14	Deutsche Bank	BRL	4,567	1,908,792	1,896,236	12,556
British Pound,
Expiring 01/06/14	Toronto Dominion	GBP	3	4,561	4,565	(4)
Expiring 03/26/14	Deutsche Bank	GBP	115,212	187,542,089	190,670,214	(3,128,125)
Expiring 03/26/14	UBS AG	GBP	6,257	10,231,645	10,354,532	(122,887)
Israeli Shekel,
Expiring 03/26/14	State Street Bank	ILS	31,942	9,097,419	9,187,560	(90,141)
Japanese Yen,
Expiring 03/26/14	State Street Bank	JPY	1,027,251	9,986,497	9,758,818	227,679
Expiring 03/26/14	State Street Bank	JPY	244,352	2,381,401	2,321,328	60,073
Expiring 03/26/14	State Street Bank	JPY	161,259	1,564,710	1,531,950	32,760
Norwegian Krone,
Expiring 03/26/14	Deutsche Bank	NOK	10,919	1,764,301	1,794,443	(30,142)
South African Rand,
Expiring 03/26/14	Barclays Capital Group	ZAR	86,839	8,247,193	8,176,074	71,119
Expiring 03/26/14	Barclays Capital Group	ZAR	50,072	4,755,388	4,714,380	41,008
Turkish Lira,
Expiring 03/26/14	Deutsche Bank	TRY	4,309	2,071,760	1,969,131	102,629
Expiring 03/26/14	Deutsche Bank	TRY	2,887	1,387,889	1,319,137	68,752

				$244,959,266	$247,687,573	$(2,728,307)

Cross currency exchange contracts outstanding at December 31, 2013:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation	Counterparty
01/16/14	Buy	GBP	964	EUR	1,154	$9,111	JPMorgan Chase
01/16/14	Buy	GBP	40,302	EUR	47,731	1,067,473	State Street Bank
03/26/14	Buy	GBP	74,889	EUR	88,644	1,991,601	Barclays Capital Group

						$3,068,185

Total Return swap agreements outstanding at December 31, 2013:

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
JPMorgan Chase	03/20/14	$61,024	Pay fixed payment on the S&P 500 Index and receive variable payments based on the 1 month LIBOR	$2,817,955	$—	$2,817,955
JPMorgan Chase	03/31/14	61,831	Pay fixed payment on the S&P 500 Index and receive variable payments based on the 1 month LIBOR	2,011,125	—	2,011,125
JPMorgan Chase	05/27/14	14,753	Pay fixed payment on the S&P 500 Index and receive variable payments based on the 1 month LIBOR	(112,429)	—	(112,429)
JPMorgan Chase	05/27/14	14,753	Pay fixed payment on the S&P 500 Index and receive variable payments based on the 1 month LIBOR	(112,461)	—	(112,461)

SEE NOTES TO FINANCIAL STATEMENTS.

A281

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Total Return swap agreements outstanding at December 31, 2013 (continued):

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
JPMorgan Chase	05/28/14	14,753	Pay fixed payment on the S&P 500 Index and receive variable payments based on the 1 month LIBOR	$(112,429)	$—	$(112,429)
JPMorgan Chase	05/28/14	14,753	Pay fixed payment on the S&P 500 Index and receive variable payments based on the 1 month LIBOR	(112,461)	—	(112,461)
JPMorgan Chase	05/29/14	14,748	Pay fixed payment on the S&P 500 Index and receive variable payments based on the 1 month LIBOR	(117,881)	—	(117,881)
JPMorgan Chase	05/29/14	14,748	Pay fixed payment on the S&P 500 Index and receive variable payments based on the 1 month LIBOR	(117,886)	—	(117,886)
UBS AG	05/23/14	14,804	Pay fixed payment on the S&P 500 Index and receive variable payments based on the 1 month LIBOR	(61,772)	—	(61,772)
UBS AG	05/23/14	14,804	Pay fixed payment on the S&P 500 Index and receive variable payments based on the 1 month LIBOR	(61,826)	—	(61,826)

				$4,019,935	$—	$4,019,935

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted	prices generally in active markets for identical securities.
Level 2—other	significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—significant	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

Investments in Securities	Level 1	Level 2	Level 3
Common Stocks:
Australia	$4,131,223	$24,166,971	$—
Austria	5,391,364	2,674,857	—
Belgium	—	7,690,167	—
Bermuda	532,530	—	—
Brazil	5,880,023	—	—
Cambodia	—	980,265	—
Canada	39,366,270	—	—
Chile	733,921	—	—
China	2,510,673	18,138,886	—
Cyprus	864,411	—	—
Czech Republic	—	1,856,381	—
Denmark	—	5,082,575	—
Egypt	—	849,346	—
Finland	796,207	7,431,693	—
France	278,996	49,173,647	—
Germany	164,352	22,587,716	—
Greece	—	1,282,642	—
Hong Kong	1,445,226	24,504,667	—
Hungary	—	905,971	—

SEE NOTES TO FINANCIAL STATEMENTS.

A282

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

	Level 1	Level 2	Level 3
India	$—	$551,718	$—
Indonesia	—	4,840,505	—
Ireland	878,440	663,460	—
Israel	8,405,242	10,249,925	—
Italy	—	19,904,132	—
Japan	777,821	124,974,633	—
Kazakhstan	2,103,883	—	—
Luxembourg	—	3,985,589	—
Macau	—	623,662	—
Malaysia	70,709	1,542,355	—
Mexico	727,697	412,324	—
Netherlands	—	17,351,391	—
New Zealand	—	1,764,433	—
Norway	19,746	15,087,200	—
Poland	—	6,705,170	—
Portugal	—	3,122,373	—
Puerto Rico	479,026	—	—
Russia	9,423,904	—	—
Singapore	259,350	5,355,198	—
South Africa	5,045,792	10,566,449	—
South Korea	307,230	18,671,342	—
Spain	1,659,006	22,207,257	—
Sweden	2,269,247	6,525,543	—
Switzerland	1,045,619	18,976,398	—
Taiwan	1,233,072	9,299,051	—
Thailand	—	5,616,057	—
Turkey	128,119	3,026,860	—
United Kingdom	74,058,933	137,967,288	—
United States	610,686,673	—	—
Exchange Traded Funds	111,693,732	—	—
Preferred Stocks:
Brazil	2,964,018	—	—
Germany	—	3,277,830	—
Italy	—	212,746	—
Norway	368,145	—	—
United States	1,678,981	—	—
Rights:
Hong Kong	—	4,179	—
Spain	67,022	—	—
Unaffiliated Mutual Funds	328,929,159	—	—
Asset-Backed Securities	—	27,509,161	—
Commercial Mortgage-Backed Securities	—	55,711,737	—
Corporate Bonds	—	825,709,261	—
Foreign Government Bonds	—	21,402,455	—
Municipal Bonds	—	38,481,856	—
Residential Mortgage-Backed Securities	—	137,372,445	—
U.S. Treasury Obligations	—	9,763,135	—
Affiliated Money Market Mutual Fund	1,200,005,501	—	—
Other Financial Instruments*
Futures	36,146,599	—	—
Foreign Forward Currency Contracts	—	(876,977)	—
Total Return Swaps	—	4,019,935	—

Total	$2,463,527,862	$1,739,903,860	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A283

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows (unaudited):

Affiliated Money Market Mutual Fund (5.1% represents investments purchased with collateral from securities on loan)	29.6%
Unaffiliated Mutual Funds	8.1
Oil, Gas & Consumable Fuels	4.5
Diversified Financial Services	4.2
Insurance	3.5
Residential Mortgage-Backed Securities	3.4
Exchange Traded Funds	2.8
Pharmaceuticals	2.4
Banks	2.3
Commercial Banks	2.1
Metals & Mining	2.1
Chemicals	1.7
Media	1.5
Software	1.4
Electric Utilities	1.4
Commercial Mortgage-Backed Securities	1.4
Capital Markets	1.2
IT Services	1.1
Health Care Equipment & Supplies	1.1
Diversified Telecommunication Services	1.1
Health Care Providers & Services	1.1
Computers & Peripherals	1.0
Aerospace & Defense	1.0
Municipal Bonds	0.9
Machinery	0.9
Semiconductors & Semiconductor Equipment	0.9
Tobacco	0.8
Real Estate Investment Trusts (REITs)	0.8
Food & Staples Retailing	0.8
Retail	0.8
Pipelines	0.7
Specialty Retail	0.7
Wireless Telecommunication Services	0.7
Auto Components	0.7
Energy Equipment & Services	0.6
Telecommunications	0.6
Automobiles	0.6
Communications Equipment	0.6
Non-Residential Mortgage-Backed Securities	0.6
Commercial Services & Supplies	0.6
Foreign Government Bonds	0.5
Hotels, Restaurants & Leisure	0.5
Construction & Engineering	0.5
Electronic Equipment, Instruments & Components	0.5
Household Durables	0.4
Household Products	0.4
Biotechnology	0.4
Beverages	0.3
Foods	0.3

Real Estate Management & Development	0.3%
Food Products	0.3
Road & Rail	0.3
U.S. Treasury Obligations	0.2
Consumer Finance	0.2
Healthcare Services	0.2
Electrical Equipment	0.2
Containers & Packaging	0.2
Trading Companies & Distributors	0.2
Healthcare Products	0.2
Textiles, Apparel & Luxury Goods	0.2
Paper & Forest Products	0.2
Marine	0.2
Office Electronics	0.2
Multi-Utilities	0.1
Leisure Equipment & Products	0.1
Airlines	0.1
Multiline Retail	0.1
Personal Products	0.1
Industrial Conglomerates	0.1
Gas Utilities	0.1
Air Freight & Logistics	0.1
Real Estate	0.1
Internet Software & Services	0.1
Environmental Control	0.1
Collateralized Loan Obligations	0.1
Auto Parts & Equipment	0.1
Advertising	0.1
Holding Companies	0.1
Building Products	0.1
Transportation	0.1
Agriculture	0.1
Entertainment	0.1
Oil & Gas Exploration/Production	0.1
Retail & Merchandising	0.1
Transportation Infrastructure	0.1
Thrifts & Mortgage Finance	0.1
Railroads	0.1
Auto Manufacturers	0.1
Apparel	0.1
Textiles	0.1
Semiconductors	0.1
Professional Services	0.1
Internet	0.1
Distributors	0.1
Water Utilities	0.1
Distribution/Wholesale	0.1
Diversified Consumer Services	0.1

102.6
Liabilities in excess of other assets	(2.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A284

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange risk, interest rate risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker-variation margin	$3,026,882	*	Due from broker-variation margin	$1,050,966	*
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	5,023,485		Unrealized depreciation on foreign currency forward contracts	5,900,462
Equity contracts	Due from broker-variation margin	38,664,458	*	Due from broker-variation margin	4,493,775	*
Equity contracts	Unaffiliated investments	71,201		—	—
Equity contracts	Unrealized appreciation on swap agreements	4,829,080		Unrealized depreciation on swap agreements	809,145

Total		$51,615,106			$12,254,348

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Swaps	Forward Currency Contracts(2)	Total
Interest rate contracts	$—	$20,457,056	$(884,557)	$—	$19,572,499
Foreign exchange contracts	—	—	—	(5,246,656)	(5,246,656)
Equity contracts	152,540	108,978,478	13,275,415		122,406,433

Total	$152,540	$129,435,534	$12,390,858	$(5,246,656)	$136,732,276

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(3)	Futures	Swaps	Forward Currency Contracts(4)	Total
Interest rate contracts	$—	$2,061,765	$—	$—	$2,061,765
Foreign exchange contracts	—	—	—	299,492	299,492
Equity contracts	5,882	29,543,078	1,690,537	—	31,239,497

Total	$5,882	$31,604,843	$1,690,537	$299,492	$33,600,754

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2013, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts - Long Positions(1)	Futures Contracts - Short Positions(1)	Forward Foreign Currency Exchange Purchase Contracts(2)	Forward Foreign Currency Exchange Sale Contracts(3)	Interest Rate Swap Agreements(4)	Total Return Swap Agreements(4)
$706,115,900	$424,623,161	$681,639,058	$497,304,573	$18,400,000	$100,330,473

SEE NOTES TO FINANCIAL STATEMENTS.

A285

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

(1)	Value at Trade Date.

(2)	Value at Settlement Date Payable.

(3)	Value at Settlement Date Receivable.

(4)	Notional Amount.

The Portfolio invested in financial instruments and derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument and derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$202,227,383	$—	$—	$202,227,383
Exchange-traded and cleared derivatives	2,022,751	—	—	2,022,751
Over-the-counter derivatives*	9,852,565	—	—	9,852,565

				214,102,699

Liabilities:
Over-the-counter derivatives*	(6,709,607)	—	—	(6,709,607)

Collateral Amount Pledged/(Received):
Securities on loan				(202,227,383)
Exchange-traded and cleared derivatives				—
Over-the-counter derivatives				(4,500,000)

Net Amount				$665,709

*	Over-the-counter derivatives may consist of forward foreign currency exchange contracts, options contracts and swap agreements. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation) by counterparty, see the Schedule of Investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A286

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $202,227,383:
Unaffiliated investments (cost $2,768,907,946)	$2,964,136,664
Affiliated investments (cost $1,200,005,501)	1,200,005,501
Cash	470,249
Foreign currency, at value (cost $70,929,644)	71,261,469
Deposit with broker	20,955,821
Dividends and interest receivable	14,108,375
Unrealized appreciation on foreign currency forward contracts	5,023,485
Unrealized appreciation on swap agreements	4,829,080
Tax reclaim receivable	2,137,787
Due from broker-variation margin	2,022,751
Receivable for fund share sold	203,787
Receivable for investments sold	69,961
Prepaid expenses	33,099

Total Assets	4,285,258,029

LIABILITIES:
Payable to broker for collateral for securities on loan	207,920,840
Payable for investments purchased	11,079,629
Unrealized depreciation on foreign currency forward contracts	5,900,462
Advisory fees payable	1,797,025
Unrealized depreciation on swap agreements	809,145
Payable for fund share repurchased	391,745
Accrued expenses and other liabilities	383,407
Distribution fee payable	55,709
Affiliated transfer agent fee payable	417

Total Liabilities	228,338,379

NET ASSETS.	$4,056,919,650

Net assets were comprised of:
Paid-in capital	$3,306,051,638
Retained earnings	750,868,012

Net assets, December 31, 2013	$4,056,919,650

Net asset value and redemption price per share, $4,056,919,650 / 256,565,456 outstanding shares of beneficial interest	$15.81

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Unaffiliated dividend income (net of $2,688,886 foreign withholding tax)	$68,835,101
Interest income	42,354,204
Affiliated income from securities lending, net	1,234,184
Affiliated dividend income	1,107,430

113,530,919

EXPENSES
Advisory fees	41,688,020
Distribution fee (Note 4)	3,337,503
Custodian and accounting fees	1,218,000
Shareholder servicing fees and expenses (Note 4)	566,961
Trustees’ fees	44,000
Insurance expenses	42,000
Audit fee	37,000
Legal fees and expenses	18,000
Shareholders’ reports.	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Commitment fee on syndicated credit agreement	6,000
Miscellaneous	130,374

Total expenses	47,105,858
Less: shareholder servicing fee waiver	(198,908)

Net expenses	46,906,950

NET INVESTMENT INCOME	66,623,969

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	225,363,818
Futures transactions.	129,435,534
Swap agreements transactions	12,390,858
Foreign currency transactions	(5,685,032)

361,505,178

Net change in unrealized appreciation (depreciation) on:
Investments	48,928,453
Futures	31,604,843
Swap agreements	1,690,537
Foreign currencies	691,911

82,915,744

NET GAIN ON INVESTMENTS	444,420,922

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$511,044,891

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2013	Year Ended December 31, 2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$66,623,969	$64,828,811
Net realized gain on investment and foreign currency transactions	361,505,178	46,902,056
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	82,915,744	199,687,341

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	511,044,891	311,418,208

DISTRIBUTIONS	—	(63,862,730)

FUND SHARE TRANSACTIONS:
Fund share sold [34,948,260 and 122,989,031 shares, respectively]	506,785,971	1,635,965,859
Fund share issued in reinvestment of distributions [0 and 5,044,449 shares, respectively]	—	63,862,730
Fund share repurchased [39,073,712 and 72,502,931 shares, respectively]	(566,313,494)	(954,731,332)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(59,527,523)	745,097,257

TOTAL INCREASE IN NET ASSETS	451,517,368	992,652,735
NET ASSETS:
Beginning of year	3,605,402,282	2,612,749,547

End of year	$4,056,919,650	$3,605,402,282

SEE NOTES TO FINANCIAL STATEMENTS.

A287

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 88.7%
COMMON STOCKS — 55.9%	Shares	Value (Note 2)

Aerospace & Defense — 1.2%
American Science & Engineering, Inc.	5,000	$359,550
Boeing Co. (The)	311,200	42,475,688
DigitalGlobe, Inc.*	15,600	641,940
HEICO Corp. (Class A Stock)	36,097	1,520,406
Honeywell International, Inc.	117,700	10,754,249
Precision Castparts Corp.	92,400	24,883,320
Rolls-Royce Holdings PLC (United Kingdom)*	569,297	12,041,479
Textron, Inc.	195,800	7,197,608
United Technologies Corp.	255,900	29,121,420

		128,995,660

Air Freight & Logistics — 0.4%
Expeditors International of Washington, Inc.	44,200	1,955,850
FedEx Corp.	141,700	20,372,209
Toll Holdings Ltd. (Australia)	512,453	2,606,405
United Parcel Service, Inc. (Class B Stock)	140,100	14,721,708
UTi Worldwide, Inc.	86,300	1,515,428

		41,171,600

Airlines — 0.3%
Delta Air Lines, Inc.	638,900	17,550,583
SkyWest, Inc.	19,200	284,736
United Continental Holdings, Inc.*	416,200	15,744,846

		33,580,165

Auto Components — 0.5%
Aisin Seiki Co. Ltd. (Japan)	221,600	9,009,385
Autoliv, Inc., SDR	42,854	3,943,643
Delphi Automotive PLC (United Kingdom)	204,300	12,284,559
Gentex Corp.	15,000	494,850
GKN PLC (United Kingdom)	1,267,775	7,856,092
Johnson Controls, Inc.	182,500	9,362,250
Koito Manufacturing Co. Ltd. (Japan)	84,000	1,605,041
TRW Automotive Holdings Corp.*	107,900	8,026,681

		52,582,501

Automobiles — 0.8%
Bayerische Motoren Werke AG (Germany)	98,435	11,559,532
General Motors Co.*	573,300	23,430,771
Harley-Davidson, Inc.	130,900	9,063,516
Honda Motor Co. Ltd. (Japan)	332,400	13,720,517
Suzuki Motor Corp. (Japan)	258,700	6,971,095
Toyota Motor Corp. (Japan)	288,800	17,609,606
Winnebago Industries, Inc.*	20,700	568,215

		82,923,252

Beverages — 1.1%
Coca-Cola Co. (The)	826,100	34,126,191
Coca-Cola Enterprises, Inc.	85,300	3,764,289
Dr. Pepper Snapple Group, Inc.	75,600	3,683,232
Kirin Holdings Co. Ltd. (Japan)	571,000	8,223,238
Monster Beverage Corp.*	85,300	5,780,781
PepsiCo, Inc.	521,046	43,215,555
Pernod-Ricard SA (France)	103,360	11,775,977

		110,569,263

Biotechnology — 1.1%
Alexion Pharmaceuticals, Inc.*	71,400	9,500,484
Alnylam Pharmaceuticals, Inc.*(a)	26,100	1,679,013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Biotechnology (continued)
Amgen, Inc.	120,100	$13,710,616
Biogen Idec, Inc.*	67,300	18,827,175
Celgene Corp.*	64,900	10,965,504
CSL Ltd. (Australia)	140,928	8,687,741
Exelixis, Inc.*(a)	89,100	546,183
Gilead Sciences, Inc.*	503,400	37,830,510
Incyte Corp. Ltd.*	83,100	4,207,353
Isis Pharmaceuticals, Inc.*(a)	45,300	1,804,752
Neurocrine Biosciences, Inc.*(a)	125,700	1,174,038
Pharmacyclics, Inc.*(a)	21,200	2,242,536
Regeneron Pharmaceuticals, Inc.*(a)	22,100	6,082,804

		117,258,709

Building Products
A.O. Smith Corp.	28,800	1,553,472

Capital Markets — 1.4%
Ameriprise Financial, Inc.	99,100	11,401,455
BlackRock, Inc.	30,000	9,494,100
Close Brothers Group PLC (United Kingdom)	115,825	2,637,487
Credit Suisse Group AG (Switzerland)*	314,255	9,698,971
Deutsche Bank AG (Germany)	141,404	6,793,275
E*TRADE Financial Corp.*	226,900	4,456,316
Eaton Vance Corp.	6,500	278,135
GAM Holding AG (Switzerland)*	530,628	10,331,543
Invesco Ltd.	313,600	11,415,040
Macquarie Group Ltd. (Australia)	224,575	11,022,729
Morgan Stanley	622,500	19,521,600
Northern Trust Corp.	213,900	13,238,271
Och-Ziff Capital Management Group LLC (Class A Stock)	76,900	1,138,120
Raymond James Financial, Inc.	6,620	345,498
State Street Corp.	319,300	23,433,427
TD Ameritrade Holding Corp.	299,200	9,167,488
Waddell & Reed Financial, Inc. (Class A Stock)	35,500	2,311,760

		146,685,215

Chemicals — 1.6%
Air Products & Chemicals, Inc.	66,000	7,377,480
Airgas, Inc.	78,300	8,757,855
Albemarle Corp.(a)	9,840	623,758
Alent PLC (United Kingdom)	651,816	3,831,799
Asahi Kasei Corp. (Japan)	1,267,000	9,938,115
BASF SE (Germany)	124,443	13,282,341
Cabot Corp.	3,900	200,460
Celanese Corp.	222,900	12,328,599
Dow Chemical Co. (The)	128,100	5,687,640
Ecolab, Inc.	249,450	26,010,151
Flotek Industries, Inc.*	3,100	62,217
FMC Corp.	5,600	422,576
Koppers Holdings, Inc.	32,100	1,468,575
LyondellBasell Industries NV (Class A Stock)	148,200	11,897,496
Methanex Corp. (Canada)	12,800	758,272
Mexichem SAB de CV (Mexico)	39,100	160,994
Monsanto Co.	158,600	18,484,830
NewMarket Corp.	300	100,245
Potash Corp. of Saskatchewan, Inc. (Canada)(a)	118,500	3,905,760

SEE NOTES TO FINANCIAL STATEMENTS.

A288

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Chemicals (continued)
PPG Industries, Inc.	37,700	$7,150,182
Praxair, Inc.	116,000	15,083,480
RPM International, Inc.	32,700	1,357,377
Senomyx, Inc.*	230,900	1,168,354
Sherwin-Williams Co. (The)	51,300	9,413,550
Shin-Etsu Chemical Co. Ltd. (Japan)	7,100	415,274
Tosoh Corp. (Japan)	395,000	1,840,377
Umicore SA (Belgium)	154,568	7,222,183
Valspar Corp. (The)	1,400	99,806
Victrex PLC (United Kingdom)	218	6,652

		169,056,398

Commercial Banks — 2.5%
Australia & New Zealand Banking Group Ltd. (Australia)	592,526	17,105,115
Banco Santander Brasil SA (Brazil), ADS	784,800	4,787,280
Bank of Kentucky Financial Corp.	36,700	1,354,230
Bank of Yokohama Ltd. (The) (Japan)	666,000	3,715,767
BankUnited, Inc.	50,400	1,659,168
Barclays PLC (United Kingdom), ADR(a)	977,806	17,727,623
BBCN Bancorp, Inc.	10,000	165,900
BNP Paribas SA (France)	170,783	13,322,371
Bryn Mawr Bank Corp.	2,500	75,450
Capital Bank Financial Corp. (Class A Stock)*	1,500	34,125
CIT Group, Inc.	13,500	703,755
DBS Group Holdings Ltd. (Singapore)	731,862	9,945,834
DNB ASA (Norway)	749,806	13,457,637
East West Bancorp, Inc.	43,700	1,528,189
Erste Group Bank AG (Austria)	55,771	1,944,208
Glacier Bancorp, Inc.	17,700	527,283
Home BancShares, Inc.(a)	60,368	2,254,745
Intesa Sanpaolo SpA (Italy)	3,428,420	8,432,923
Mitsubishi UFJ Financial Group, Inc. (Japan)	1,933,300	12,835,946
Nordea Bank AB (Sweden)	487,052	6,566,824
PNC Financial Services Group, Inc. (The)	45,600	3,537,648
Popular, Inc. (Puerto Rico)*	24,220	695,841
Sandy Spring Bancorp, Inc.	17,100	482,049
Standard Chartered PLC (United Kingdom)	762,213	17,216,155
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	2,335,810	12,359,273
Svenska Handelsbanken AB (Sweden) (Class A Stock)	257,480	12,659,473
Swedbank AB (Sweden) (Class A Stock)	415,996	11,718,322
Synovus Financial Corp.	197,000	709,200
TCF Financial Corp.	32,720	531,700
U.S. Bancorp	703,300	28,413,320
Wells Fargo & Co.	1,124,724	51,062,470
Westamerica Bancorporation(a)	14,100	796,086
Western Alliance Bancorp*	88,100	2,102,066

		260,427,976

Commercial Services & Supplies — 0.3%
ARC Document Solutions, Inc.*	120,640	991,661
Consolidated Graphics, Inc.*	6,760	455,894
Herman Miller, Inc.	13,700	404,424
Iron Mountain, Inc.	168,200	5,104,870
Mine Safety Appliances Co.	5,900	302,139
Mobile Mini, Inc.*	5,200	214,136

COMMON STOCKS (continued)	Shares	Value (Note 2)

Commercial Services & Supplies (continued)
Performant Financial Corp.*	19,400	$199,820
Stericycle, Inc.*	67,900	7,887,943
Tyco International Ltd.	328,700	13,489,848
Waste Connections, Inc.	30,175	1,316,535

		30,367,270

Communications Equipment — 0.8%
Alcatel-Lucent (France)*(a)	1,319,797	5,856,919
Aruba Networks, Inc.*(a)	92,280	1,651,812
Cisco Systems, Inc.	998,500	22,416,325
Finisar Corp.*	21,837	522,341
Juniper Networks, Inc.*	193,600	4,369,552
Motorola Solutions, Inc.	126,100	8,511,750
QUALCOMM, Inc.	498,800	37,035,900

		80,364,599

Computers & Peripherals — 1.3%
Apple, Inc.	227,100	127,428,081
SanDisk Corp.(a)	56,800	4,006,672
Wacom Co. Ltd. (Japan)	490,800	3,451,051

		134,885,804

Construction & Engineering — 0.2%
Aegion Corp.*	37,600	823,064
Bouygues SA (France)	151,692	5,736,380
Comfort Systems USA, Inc.	13,800	267,582
Jacobs Engineering Group, Inc.*	74,500	4,692,755
Quanta Services, Inc.*	219,700	6,933,732

		18,453,513

Construction Materials — 0.2%
Anhui Conch Cement Co. Ltd. (China) (Class H Stock)	131,500	489,254
Holcim Ltd. (Switzerland)*	13,826	1,033,696
Martin Marietta Materials, Inc.(a)	96,400	9,634,216
Vulcan Materials Co.	117,600	6,987,792

		18,144,958

Consumer Finance — 0.4%
American Express Co.	283,900	25,758,247
Discover Financial Services	241,700	13,523,115

		39,281,362

Containers & Packaging — 0.1%
AptarGroup, Inc.	1,500	101,715
Ball Corp.	112,600	5,816,916
Berry Plastics Group, Inc.*	21,800	518,622
Crown Holdings, Inc.*	31,600	1,408,412
MeadWestvaco Corp.	9,100	336,063
Myers Industries, Inc.	27,600	582,912
Vidrala SA (Spain)	1,066	54,836

		8,819,476

Diversified Consumer Services
Ascent Capital Group, Inc. (Class A Stock)*	13,142	1,124,430
Benesse Holdings, Inc. (Japan)	81,300	3,266,166

		4,390,596

Diversified Financial Services — 2.0%
Bank of America Corp.	2,915,691	45,397,309
Berkshire Hathaway, Inc. (Class B Stock)*	135,600	16,076,736
BM&FBovespa SA (Brazil)	724,200	3,394,999

SEE NOTES TO FINANCIAL STATEMENTS.

A289

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Diversified Financial Services (continued)
CBOE Holdings, Inc.	27,900	$1,449,684
Challenger Ltd. (Australia)	510,402	2,834,654
Citigroup, Inc.	913,331	47,593,678
CME Group, Inc.	74,500	5,845,270
Deutsche Boerse AG (Germany)	60,675	5,028,398
ING Groep NV (Netherlands), CVA*	674,302	9,419,047
IntercontinentalExchange Group, Inc.	48,300	10,863,636
JPMorgan Chase & Co.	827,768	48,407,873
London Stock Exchange Group PLC (United Kingdom)	162,747	4,681,672
McGraw Hill Financial, Inc.	38,500	3,010,700
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	625,300	3,844,245
MSCI, Inc.*	44,800	1,958,656

		209,806,557

Diversified Telecommunication Services — 1.1%
AT&T, Inc.	980,817	34,485,526
Hutchison Telecommunications Hong Kong Holdings Ltd. (Hong Kong)	1,885,000	715,780
Nippon Telegraph & Telephone Corp. (Japan)	257,100	13,847,509
Telecom Italia SpA (Italy)	10,679,126	8,379,272
Telefonica SA (Spain)	595,746	9,740,940
Telstra Corp. Ltd. (Australia)	1,003,467	4,709,863
Verizon Communications, Inc.	789,600	38,800,944
Ziggo NV (Netherlands)	92,856	4,246,142

		114,925,976

Electric Utilities — 0.6%
American Electric Power Co., Inc.	390,700	18,261,318
Entergy Corp.	210,700	13,330,989
Exelon Corp.	102,200	2,799,258
FirstEnergy Corp.	160,608	5,296,852
Great Plains Energy, Inc.	35,500	860,520
Northeast Utilities	101,900	4,319,541
OGE Energy Corp.	40,200	1,362,780
PNM Resources, Inc.	81,500	1,965,780
SSE PLC (United Kingdom)	632,537	14,373,979
UNS Energy Corp.	3,200	191,520

		62,762,537

Electrical Equipment — 0.5%
ABB Ltd. (Switzerland)*	284,806	7,530,275
Babcock & Wilcox Co. (The)	85,550	2,924,955
Eaton Corp. PLC	55,600	4,232,272
General Cable Corp.	8,100	238,221
Hubbell, Inc. (Class B Stock)	46,700	5,085,630
Legrand SA (France)	233,770	12,883,699
Mitsubishi Electric Corp. (Japan)	985,000	12,385,843
Roper Industries, Inc.	56,500	7,835,420

		53,116,315

Electronic Equipment, Instruments & Components — 0.2%
AVX Corp.	42,000	585,060
Belden, Inc.	6,550	461,447
Hamamatsu Photonics KK (Japan)	150,600	6,026,286
Hosiden Corp. (Japan)	116,900	632,174
Nippon Electric Glass Co. Ltd. (Japan)	451,000	2,369,172
RealD, Inc.*(a)	108,600	927,444

COMMON STOCKS (continued)	Shares	Value (Note 2)

Electronic Equipment, Instruments & Components (continued)
Trimble Navigation Ltd.*(a)	227,839	$7,906,013

		18,907,596

Energy Equipment & Services — 0.7%
Baker Hughes, Inc.	153,040	8,456,990
Cameron International Corp.*	156,500	9,316,445
China Oilfield Services Ltd. (China) (Class H Stock)	2,424,000	7,550,590
Eurasia Drilling Co. Ltd. (Russia), GDR, RegS	9,404	423,556
Exterran Holdings, Inc.*(a)	77,800	2,660,760
FMC Technologies, Inc.*	15,100	788,371
Gulf Island Fabrication, Inc.	12,000	278,640
Halliburton Co.	14,500	735,875
Hilong Holding Ltd. (China)	251,000	215,591
McDermott International, Inc.*	130,600	1,196,296
Rignet, Inc.*	21,324	1,022,059
Saipem SpA (Italy)	87,424	1,874,871
Schlumberger Ltd.	374,915	33,783,591
Superior Energy Services, Inc.*	18,281	486,457
Trican Well Service Ltd. (Canada)	43,000	525,432
WorleyParsons Ltd. (Australia)	85,936	1,278,340

		70,593,864

Food & Staples Retailing — 1.0%
Casey’s General Stores, Inc.(a)	16,400	1,152,100
Costco Wholesale Corp.	131,100	15,602,211
CVS Caremark Corp.	195,176	13,968,746
FamilyMart Co. Ltd. (Japan)	183,000	8,360,635
Fresh Market, Inc. (The)*	36,900	1,494,450
Kroger Co. (The)	146,600	5,795,098
Tesco PLC (United Kingdom)	2,815,942	15,637,953
Wal-Mart Stores, Inc.	386,500	30,413,685
Whole Foods Market, Inc.	206,700	11,953,461

		104,378,339

Food Products — 1.1%
Archer-Daniels-Midland Co.	249,400	10,823,960
Bunge Ltd.	18,500	1,519,035
Dean Foods Co.*	15,900	273,321
Flowers Foods, Inc.	6,600	141,702
General Mills, Inc.	340,000	16,969,400
Green Mountain Coffee Roasters, Inc.*(a)	43,800	3,310,404
Kellogg Co.	280,000	17,099,600
Mondelez International, Inc. (Class A Stock)	195,285	6,893,561
Nestle SA (Switzerland)	486,935	35,687,496
Pinnacle Foods, Inc.	20,600	565,676
TreeHouse Foods, Inc.*	7,300	503,116
Unilever PLC (United Kingdom)	536,555	22,077,097

		115,864,368

Gas Utilities
Chesapeake Utilities Corp.	15,500	930,310
GAIL India Ltd. (India)	49,495	274,186
Southwest Gas Corp.	3,080	172,203

		1,376,699

Health Care Equipment & Supplies — 0.9%
Abbott Laboratories	402,400	15,423,992
Analogic Corp.	13,500	1,195,560
Becton, Dickinson and Co.	147,259	16,270,647

SEE NOTES TO FINANCIAL STATEMENTS.

A290

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Health Care Equipment & Supplies (continued)
Boston Scientific Corp.*	310,900	$3,737,018
Cooper Cos., Inc. (The)	6,000	743,040
Covidien PLC	134,350	9,149,235
DENTSPLY International, Inc.	159,600	7,737,408
Elekta AB (Sweden) (Class B Stock)	524,407	8,025,069
Genmark Diagnostics, Inc.*	27,400	364,694
HeartWare International, Inc.*	9,400	883,224
Intuitive Surgical, Inc.*	5,600	2,150,848
Sirona Dental Systems, Inc.*	7,400	519,480
Sonova Holding AG (Switzerland)*	41,372	5,578,801
St. Jude Medical, Inc.	126,300	7,824,285
STERIS Corp.	14,600	701,530
Stryker Corp.	156,500	11,759,410
Thoratec Corp.*	12,700	464,820

		92,529,061

Health Care Providers & Services — 1.2%
Aetna, Inc.	197,300	13,532,807
Express Scripts Holding Co.*	286,188	20,101,845
Fresenius SE & Co. KGaA (Germany)	127,515	19,608,637
HCA Holdings, Inc.*	117,500	5,605,925
Henry Schein, Inc.*	24,500	2,799,370
Humana, Inc.	25,900	2,673,398
LCA-Vision, Inc.*	47,700	186,030
McKesson Corp.	87,305	14,091,027
Miraca Holdings, Inc. (Japan)	121,800	5,746,073
Quest Diagnostics, Inc.(a)	33,800	1,809,652
Team Health Holdings, Inc.*	21,700	988,435
UnitedHealth Group, Inc.	333,700	25,127,610
WellCare Health Plans, Inc.*	11,200	788,704
WellPoint, Inc.	153,000	14,135,670

		127,195,183

Hotels, Restaurants & Leisure — 1.0%
Carnival Corp.	105,100	4,221,867
Chipotle Mexican Grill, Inc.*	21,200	11,294,936
Choice Hotels International, Inc.	32,400	1,591,164
Compass Group PLC (United Kingdom)	752,318	12,078,434
Hilton Worldwide Holdings, Inc.*	191,100	4,251,975
Las Vegas Sands Corp.	200,700	15,829,209
Marriott International, Inc. (Class A Stock)	7,700	380,072
McDonald’s Corp.	88,200	8,558,046
MGM Resorts International*	30,631	720,441
Panera Bread Co. (Class A Stock)*(a)	17,600	3,109,744
Royal Caribbean Cruises Ltd.	23,500	1,114,370
Sonic Corp.*	88,525	1,787,320
Starbucks Corp.	252,900	19,824,831
Starwood Hotels & Resorts Worldwide, Inc.	149,900	11,909,555
Tim Hortons, Inc. (Canada)	84,000	4,903,920

		101,575,884

Household Durables — 0.2%
Harman International Industries, Inc.	46,800	3,830,580
iRobot Corp.*(a)	53,700	1,867,149
Lennar Corp. (Class A Stock)(a)	103,900	4,110,284
Persimmon PLC (United Kingdom)*	639,789	13,153,619
Tempur Sealy International, Inc.*(a)	33,100	1,786,076
TRI Pointe Homes, Inc.*(a)	35,800	713,494

		25,461,202

COMMON STOCKS (continued)	Shares	Value (Note 2)

Household Products — 0.8%
Church & Dwight Co., Inc.	14,600	$967,688
Colgate-Palmolive Co.	63,900	4,166,919
Energizer Holdings, Inc.	90,329	9,777,211
Procter & Gamble Co. (The)	796,155	64,814,979

		79,726,797

Independent Power Producers & Energy Traders — 0.4%
AES Corp. (The)	1,216,500	17,651,415
Calpine Corp.*	340,800	6,649,008
NRG Energy, Inc.	423,173	12,153,529

		36,453,952

Industrial Conglomerates — 1.6%
3M Co.	191,700	26,885,925
Danaher Corp.	388,400	29,984,480
DCC PLC (Ireland)	149,742	7,362,125
General Electric Co.	1,648,700	46,213,061
Hutchison Whampoa Ltd. (Hong Kong)	1,383,400	18,849,882
Koninklijke Philips NV (Netherlands)	272,664	10,039,853
SembCorp Industries Ltd. (Singapore)	1,507,911	6,578,538
Siemens AG (Germany)	108,615	14,893,198

		160,807,062

Insurance — 2.5%
AIA Group Ltd. (Hong Kong)	1,950,000	9,815,301
Allianz SE (Germany)	55,783	10,036,835
Allstate Corp. (The)	474,600	25,884,684
AXA SA (France)	835,392	23,263,770
Brown & Brown, Inc.	46,300	1,453,357
CNA Financial Corp.	89,267	3,828,662
Direct Line Insurance Group PLC (United Kingdom)	1,834,071	7,580,713
Fidelity National Financial, Inc. (Class A Stock)(a)	190,900	6,194,705
First American Financial Corp.(a)	70,400	1,985,280
HCC Insurance Holdings, Inc.	5,200	239,928
Infinity Property & Casualty Corp.	14,500	1,040,375
Kemper Corp.	40,600	1,659,728
Loews Corp.	120,000	5,788,800
Marsh & McLennan Cos., Inc.	457,600	22,129,536
Meadowbrook Insurance Group, Inc.(a)	192,600	1,340,496
MetLife, Inc.	459,000	24,749,280
Muenchener Rueckversicherungs AG (Germany)	59,409	13,103,893
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	638,500	5,736,368
Platinum Underwriters Holdings Ltd.	6,300	386,064
Progressive Corp. (The)	439,800	11,993,346
Prudential PLC (United Kingdom)	273,611	6,113,598
QBE Insurance Group Ltd. (Australia)	252,939	2,609,236
Selective Insurance Group, Inc.	15,300	414,018
Sony Financial Holdings, Inc. (Japan)	458,600	8,353,718
StanCorp Financial Group, Inc.	9,300	616,125
State Auto Financial Corp.	38,000	807,120
Storebrand ASA (Norway)*	1,064,248	6,671,346
Sun Life Financial, Inc. (Canada)	216,300	7,639,987
Swiss Life Holding AG (Switzerland)*	36,869	7,665,057
Tokio Marine Holdings, Inc. (Japan)	299,200	10,014,130
W.R. Berkley Corp.	2,800	121,492
White Mountains Insurance Group Ltd.	2,900	1,748,932

SEE NOTES TO FINANCIAL STATEMENTS.

A291

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Insurance (continued)
XL Group PLC (Ireland)	794,247	$25,288,824

		256,274,704

Internet & Catalog Retail — 0.8%
Amazon.com, Inc.*	107,900	43,029,441
Groupon, Inc.*(a)	189,200	2,226,884
Netflix, Inc.*	35,300	12,996,401
priceline.com, Inc.*	17,900	20,806,960

		79,059,686

Internet Software & Services — 1.7%
Akamai Technologies, Inc.*	244,100	11,516,638
Baidu, Inc. (China), ADR*	53,900	9,587,732
Bazaarvoice, Inc.*(a)	9,900	78,408
eBay, Inc.*	263,300	14,452,537
Equinix, Inc.*(a)	59,200	10,505,040
Facebook, Inc. (Class A Stock)*	376,000	20,552,160
Google, Inc. (Class A Stock)*	71,000	79,570,410
Kakaku.com, Inc. (Japan)	381,400	6,699,831
LinkedIn Corp. (Class A Stock)*	10,600	2,298,398
NAVER Corp. (South Korea)*	8,891	6,127,034
Opentable, Inc.*(a)	20,000	1,587,400
Rackspace Hosting, Inc.*(a)	19,500	763,035
Tencent Holdings Ltd. (China)	88,000	5,634,418
Twitter, Inc.*(a)	80,900	5,149,285
VeriSign, Inc.*(a)	99,100	5,924,198

		180,446,524

IT Services — 1.5%
Accenture PLC (Class A Stock)	168,000	13,812,960
Automatic Data Processing, Inc.	169,200	13,673,052
Blackhawk Network Holdings, Inc.*	16,600	419,316
Cognizant Technology Solutions Corp. (Class A Stock)*	108,000	10,905,840
CoreLogic, Inc.*	17,900	635,987
Fidelity National Information Services, Inc.	167,000	8,964,560
Global Payments, Inc.	26,500	1,722,235
International Business Machines Corp.	144,450	27,094,487
Jack Henry & Associates, Inc.	25,710	1,522,289
MasterCard, Inc. (Class A Stock)	37,300	31,162,658
Vantiv, Inc. (Class A Stock)*	17,300	564,153
Visa, Inc. (Class A Stock)	199,500	44,424,660

		154,902,197

Leisure Equipment & Products — 0.1%
Hasbro, Inc.	66,400	3,652,664
Mattel, Inc.	137,700	6,551,766
Nikon Corp. (Japan)	183,300	3,502,996

		13,707,426

Life Sciences Tools & Services — 0.4%
Agilent Technologies, Inc.	338,300	19,347,377
Covance, Inc.*	20,600	1,814,036
Illumina, Inc.*(a)	6,000	663,720
Mettler-Toledo International, Inc.*(a)	4,200	1,018,878
Thermo Fisher Scientific, Inc.	153,400	17,081,090

		39,925,101

Machinery — 0.7%
Actuant Corp. (Class A Stock)	32,600	1,194,464
Caterpillar, Inc.	129,300	11,741,733

COMMON STOCKS (continued)	Shares	Value (Note 2)

Machinery (continued)
CLARCOR, Inc.	24,700	$1,589,445
Cummins, Inc.	156,200	22,019,514
EnPro Industries, Inc.*(a)	31,600	1,821,740
Flowserve Corp.	155,400	12,250,182
Furukawa Co. Ltd. (Japan)	45,000	89,142
Greenbrier Companies, Inc. (The)*	19,400	637,096
Harsco Corp.	88,900	2,491,867
Ingersoll-Rand PLC	62,720	3,863,552
John Bean Technologies Corp.	44,524	1,305,889
Luxfer Holdings PLC (United Kingdom), ADR	1,800	37,548
Middleby Corp.*(a)	6,170	1,480,615
Nordson Corp.	22,000	1,634,600
Stanley Black & Decker, Inc.	50,900	4,107,121
Sulzer AG (Switzerland)	946	152,856
Toshiba Machine Co. Ltd. (Japan)	180,000	1,041,558
Trimas Corp.*	5,100	203,439
Vallourec SA (France)	5,959	325,102
Vesuvius PLC (United Kingdom)	397,902	3,364,571
Xylem, Inc.	76,877	2,659,944

		74,011,978

Marine — 0.1%
AP Moeller - Maersk A/S (Denmark) (Class B Stock)	884	9,566,607
Nippon Yusen KK (Japan)	226,000	722,619

		10,289,226

Media — 1.9%
British Sky Broadcasting Group PLC (United Kingdom)	684,220	9,562,855
Charter Communications, Inc. (Class A Stock)*	15,500	2,119,780
Comcast Corp. (Class A Stock)	589,600	30,638,564
CyberAgent, Inc. (Japan)	209,400	8,529,527
Discovery Communications, Inc. (Class C Stock)*(a)	173,926	14,585,434
DISH Network Corp. (Class A Stock)*	6,700	388,064
Eutelsat Communications SA (France)	194,618	6,072,569
Informa PLC (United Kingdom)	600,303	5,713,369
Interpublic Group of Cos., Inc. (The)	206,400	3,653,280
Liberty Global PLC (United Kingdom) (Class A Stock)*	44,432	3,954,004
Liberty Media Corp. (Class A Stock)*	7,900	1,156,955
News Corp. (Class A Stock)*	426,500	7,685,530
Time Warner Cable, Inc.	66,190	8,968,745
Time Warner, Inc.	55,233	3,850,845
Twenty-First Century Fox, Inc. (Class A Stock)	721,800	25,392,924
Viacom, Inc. (Class B Stock)	203,300	17,756,222
Walt Disney Co. (The)	288,300	22,026,120
WPP PLC (United Kingdom)	936,404	21,447,455

		193,502,242

Metals & Mining — 1.3%
African Rainbow Minerals Ltd. (South Africa)	22,788	411,500
Agnico-Eagle Mines Ltd. (Canada)	131,300	3,464,664
Alrosa AO (Russia)	654,297	694,078
AMCOL International Corp.	41,800	1,420,364
Anglo American PLC (United Kingdom)	16,654	364,480

SEE NOTES TO FINANCIAL STATEMENTS.

A292

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Metals & Mining (continued)
Antofagasta PLC (United Kingdom)	238,989	$3,276,433
ArcelorMittal (Luxembourg)	74,867	1,337,291
BHP Billiton Ltd. (Australia)	543,838	18,540,976
BHP Billiton PLC (United Kingdom)	394,536	12,242,481
Carpenter Technology Corp.	29,200	1,816,240
Centamin PLC (Egypt)*	1,177,462	873,076
Compass Minerals International, Inc.	3,800	304,190
Constellium NV (Netherlands) (Class A Stock)*	45,800	1,065,766
Daido Steel Co. Ltd. (Japan)	92,000	457,846
Dowa Holdings Co. Ltd. (Japan)	56,000	547,902
Eldorado Gold Corp. (Canada), (NYSE)	77,100	438,699
Eldorado Gold Corp. (Canada), (XTSE)	263,000	1,492,954
Fortescue Metals Group Ltd. (Australia)	104,274	544,707
Franco-Nevada Corp. (Canada)	81,600	3,325,454
Freeport-McMoRan Copper & Gold, Inc.	354,290	13,370,905
Fresnillo PLC (Mexico)	172,891	2,149,726
Glencore Xstrata PLC (Switzerland)*	480,016	2,497,323
Goldcorp, Inc. (Canada)	166,500	3,608,055
Grupo Mexico SAB de CV (Mexico) (Class B Stock)	462,900	1,532,659
Haynes International, Inc.	12,900	712,596
Hitachi Metals Ltd. (Japan)	48,000	679,166
Iluka Resources Ltd. (Australia)	113,524	879,700
JFE Holdings, Inc. (Japan)	23,200	552,857
Jiangxi Copper Co. Ltd. (China) (Class H Stock)	136,000	246,186
Korea Zinc Co. Ltd. (South Korea)	1,943	586,121
Lonmin PLC (United Kingdom)*	93,557	479,631
Mitsubishi Materials Corp. (Japan)	200,000	739,289
MMC Norilsk Nickel OJSC (Russia), ADR	64,872	1,084,011
Newmont Mining Corp.	112,900	2,600,087
Nippon Steel & Sumitomo Metal Corp. (Japan)	224,000	751,253
NMDC Ltd. (India)	219,417	504,028
Nucor Corp.	160,800	8,583,504
PanAust Ltd. (Australia)	226,991	368,242
Petra Diamonds Ltd. (United Kingdom)*	803,078	1,577,442
Platinum Group Metals Ltd. (Canada)*(a)	942,800	1,127,188
Randgold Resources Ltd. (United Kingdom)	33,829	2,127,268
Rio Tinto Ltd. (Australia)	187,635	11,484,574
Rio Tinto PLC (United Kingdom)	107,501	6,074,875
Royal Gold, Inc.	20,400	939,828
Sandstorm Gold Ltd. (Canada)*(a)	150,096	648,567
Silver Wheaton Corp. (Canada)	79,300	1,601,067
Southern Copper Corp.	36,000	1,033,560
SSAB AB (Sweden) (Class A Stock)(a)	606,796	4,661,443
Steel Dynamics, Inc.	26,800	523,672
Stillwater Mining Co.*(a)	105,500	1,301,870
Tahoe Resources, Inc. (Canada)*	46,200	768,514
ThyssenKrupp AG (Germany)*	39,636	966,531
UACJ Corp. (Japan)	80,000	303,055
US Silica Holdings, Inc.	8,900	303,579
Usinas Siderurgicas de Minas Gerais SA (Brazil)*	183,000	961,831
Vale SA (Brazil), ADR	142,300	2,170,075
Vedanta Resources PLC (India)	14,171	219,983
Worthington Industries, Inc.	2,100	88,368

COMMON STOCKS (continued)	Shares	Value (Note 2)

Metals & Mining (continued)
Yamana Gold, Inc. (Canada)	116,500	$1,004,603

		134,432,333

Multiline Retail — 0.5%
Dollar Tree, Inc.*(a)	192,200	10,843,924
Kohl’s Corp.	174,300	9,891,525
Lojas Renner SA (Brazil)	86,400	2,233,930
Macy’s, Inc.	129,600	6,920,640
Marks & Spencer Group PLC (United Kingdom)	1,040,015	7,468,270
Parkson Retail Group Ltd. (China)(g)	3,819,500	1,177,231
Target Corp.	151,600	9,591,732

		48,127,252

Multi-Utilities — 0.7%
CenterPoint Energy, Inc.	345,400	8,006,372
CMS Energy Corp.	228,300	6,111,591
E.ON SE (Germany)	585,042	10,816,243
GDF Suez (France)	290,998	6,844,132
MDU Resources Group, Inc.	45,900	1,402,245
National Grid PLC (United Kingdom)	920,378	12,037,878
NiSource, Inc.	302,000	9,929,760
PG&E Corp.	323,900	13,046,692
TECO Energy, Inc.(a)	165,800	2,858,392

		71,053,305

Office Electronics — 0.1%
Canon, Inc. (Japan)	196,350	6,265,213

Oil, Gas & Consumable Fuels — 4.3%
Africa Oil Corp. (Canada)*	28,598	247,882
Anadarko Petroleum Corp.	219,060	17,375,839
Antero Resources Corp.*	2,000	126,880
Apache Corp.	252,100	21,665,474
ARC Resources Ltd. (Canada)	3,600	100,214
Athlon Energy, Inc.*	7,900	238,975
Beach Energy Ltd. (Australia)	3,346,600	4,284,897
BG Group PLC (United Kingdom)	582,376	12,531,840
Bill Barrett Corp.*	25,800	690,924
Cabot Oil & Gas Corp.	158,900	6,158,964
Chevron Corp.	332,822	41,572,796
Cimarex Energy Co.	88,521	9,286,738
Concho Resources, Inc.*	79,000	8,532,000
ConocoPhillips	124,700	8,810,055
CONSOL Energy, Inc.(a)	131,000	4,983,240
Contango Oil & Gas Co.*	6,200	293,012
Continental Resources, Inc.*	900	101,268
Delek US Holdings, Inc.	14,300	492,063
Diamondback Energy, Inc.*	20,400	1,078,344
Energy XXI Bermuda Ltd.(a)	37,300	1,009,338
Eni SpA (Italy)	520,907	12,587,068
EOG Resources, Inc.	4,900	822,416
EPL Oil & Gas, Inc.*	6,100	173,850
EQT Corp.	116,700	10,477,326
Exxon Mobil Corp.	952,012	96,343,614
GeoMet, Inc.*	19,600	1,876
Hess Corp.	140,200	11,636,600
Hollyfrontier Corp.(a)	22,160	1,101,130
Kelt Exploration Ltd. (Canada)*	4,200	37,166
Laredo Petroleum, Inc.*	16,200	448,578
Magnum Hunter Resources Corp.*	13,200	96,492

SEE NOTES TO FINANCIAL STATEMENTS.

A293

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Oil, Gas & Consumable Fuels (continued)
Matador Resources Co.*	21,500	$400,760
Noble Energy, Inc.	3,600	245,196
Northern Oil and Gas, Inc.*(a)	97,700	1,472,339
NovaTek OAO (Russia), GDR, RegS	860	104,427
Oasis Petroleum, Inc.*	27,300	1,282,281
Occidental Petroleum Corp.	125,700	11,954,070
Ophir Energy PLC (United Kingdom)*	134,534	730,604
PBF Energy, Inc. (Class A Stock)(a)	16,100	506,506
PDC Energy, Inc.*	4,600	244,812
Petroleo Brasileiro SA (Brazil), ADR	323,200	4,747,808
Phillips 66	271,550	20,944,651
Pioneer Natural Resources Co.	83,000	15,277,810
Range Resources Corp.	153,900	12,975,309
Royal Dutch Shell PLC (Netherlands) (Class B Stock), ADR	407,500	30,607,325
Royal Dutch Shell PLC (Netherlands), ADR	244,500	17,425,515
Salamander Energy PLC (United Kingdom)*	147,819	274,007
Santos Ltd. (Australia)	48,916	641,085
SM Energy Co.	22,600	1,878,286
Spectra Energy Corp.	301,500	10,739,430
Statoil ASA (Norway)	567,171	13,791,622
Talisman Energy, Inc. (Canada), (NYSE)	445,900	5,194,735
Talisman Energy, Inc. (Canada), (XTSE)	81,300	945,215
Trilogy Energy Corp. (Canada)	3,400	88,341
Tullow Oil PLC (United Kingdom)	39,628	562,427
Valero Energy Corp.	307,200	15,482,880
WPX Energy, Inc.*(a)	220,500	4,493,790

		446,318,090

Paper & Forest Products — 0.1%
Clearwater Paper Corp.*	10,462	549,255
International Paper Co.	207,700	10,183,531
KapStone Paper and Packaging Corp.*	1,800	100,548
West Fraser Timber Co. Ltd. (Canada)	1,400	136,540

		10,969,874

Personal Products — 0.2%
Avon Products, Inc.	647,800	11,155,116
L’Oreal SA (France)	59,066	10,372,795

		21,527,911

Pharmaceuticals — 3.1%
AbbVie, Inc.	556,500	29,388,765
Allergan, Inc.	36,600	4,065,528
Astellas Pharma, Inc. (Japan)	181,000	10,730,918
Bayer AG (Germany)	237,094	33,290,648
Eli Lilly & Co.	219,800	11,209,800
GlaxoSmithKline PLC (United Kingdom), ADR	547,000	29,204,330
Johnson & Johnson	565,046	51,752,563
Medicines Co. (The)*	12,600	486,612
Merck & Co., Inc.	782,189	39,148,559
Novartis AG (Switzerland)	346,462	27,768,714
Pacira Pharmaceuticals, Inc.*	5,500	316,195
Pfizer, Inc.	1,823,174	55,843,820
Roche Holding AG (Switzerland)	76,046	21,302,483
Takeda Pharmaceutical Co. Ltd. (Japan)	150,600	6,907,277

		321,416,212

Professional Services — 0.1%
Advisory Board Co. (The)*(a)	10,560	672,355

COMMON STOCKS (continued)	Shares	Value (Note 2)

Professional Services (continued)
Corporate Executive Board Co. (The)	14,500	$1,122,735
Manpowergroup, Inc.	30,900	2,653,074
Navigant Consulting, Inc.*	24,400	468,480
Verisk Analytics, Inc. (Class A Stock)*	25,300	1,662,716

		6,579,360

Real Estate Investment Trusts (REITs) — 1.7%
Acadia Realty Trust	13,900	345,137
Alexandria Real Estate Equities, Inc.	18,800	1,196,056
American Campus Communities, Inc.(a)	23,000	740,830
American Tower Corp.	178,235	14,226,718
AvalonBay Communities, Inc.	119,400	14,116,662
Boston Properties, Inc.	81,200	8,150,044
BRE Properties, Inc.	24,200	1,323,982
Brookfield Canada Office Properties (Canada)	47,400	1,186,952
Camden Property Trust	35,700	2,030,616
Canadian Real Estate Investment Trust (Canada)	16,600	677,752
CapitaMall Trust (Singapore)	501,000	758,178
CBL & Associates Properties, Inc.	43,500	781,260
CFS Retail Property Trust Group (Australia)	505,551	880,001
Charter Hall Retail (Australia)	270,834	869,370
Chesapeake Lodging Trust	600	15,174
Concentradora Fibra Danhos SA de CV (Mexico)*(a)	146,600	281,826
DCT Industrial Trust, Inc.	132,300	943,299
Derwent London PLC (United Kingdom)	18,386	759,987
DiamondRock Hospitality Co.(a)	1,600	18,480
Digital Realty Trust, Inc.(a)	2,200	108,064
Douglas Emmett, Inc.	98,200	2,287,078
Duke Realty Corp.	33,500	503,840
EastGroup Properties, Inc.	24,300	1,407,699
Equity One, Inc.(a)	15,400	345,576
Equity Residential(a)	54,900	2,847,663
Essex Property Trust, Inc.	17,700	2,540,127
Federal Realty Investment Trust	24,800	2,514,968
Frontier Real Estate Investment Corp. (Japan)	60	296,252
Gecina SA (France)	7,158	947,773
General Growth Properties, Inc.(a)	295,000	5,920,650
GLP J-Reit (Japan)	475	463,947
Goodman Group (Australia)	65,825	278,884
Great Portland Estates PLC (United Kingdom)	41,757	414,887
Hammerson PLC (United Kingdom)	67,704	563,650
Hatteras Financial Corp.	9,400	153,596
Healthcare Realty Trust, Inc.	62,800	1,338,268
Highwoods Properties, Inc.(a)	27,200	983,824
Host Hotels & Resorts, Inc.(a)	64,100	1,246,104
Kilroy Realty Corp.	37,100	1,861,678
KimCo Realty Corp.	117,100	2,312,725
Land Securities Group PLC (United Kingdom)	42,862	684,703
LaSalle Hotel Properties	16,200	499,932
Macerich Co. (The)	58,400	3,439,176
Mapletree Industrial Trust (Singapore)	776,000	822,235
Nippon Accommodations Fund, Inc. (Japan)	164	1,103,373
Nippon Prologis REIT, Inc. (Japan)	45	431,053
Pebblebrook Hotel Trust	23,800	732,088

SEE NOTES TO FINANCIAL STATEMENTS.

A294

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Real Estate Investment Trusts (REITs) (continued)
Plum Creek Timber Co., Inc.(a)	24,400	$1,134,844
Post Properties, Inc.	5,800	262,334
Potlatch Corp.	18,560	774,694
ProLogis, Inc.	103,100	3,809,545
PS Business Parks, Inc.	8,300	634,286
Public Storage	32,058	4,825,370
Redwood Trust, Inc.(a)	44,800	867,776
Regency Centers Corp.	67,800	3,139,140
Saul Centers, Inc.	6,400	305,472
Shaftesbury PLC (United Kingdom)	99,562	1,036,824
Simon Property Group, Inc.	185,061	28,158,882
SL Green Realty Corp.(a)	70,018	6,468,263
Stockland (Australia)	186,320	602,392
Strategic Hotels & Resorts, Inc., REIT*	19,100	180,495
Taubman Centers, Inc.	17,200	1,099,424
Terreno Realty Corp.	24,600	435,420
Unibail-Rodamco SE (France)	29,701	7,611,189
Vornado Realty Trust	155,200	13,780,208
Washington Real Estate Investment Trust	17,300	404,128
Weingarten Realty Investors(a)	73,930	2,027,161
Westfield Retail Trust (Australia)	2,965,129	7,877,246
Weyerhaeuser Co.	229,846	7,256,238

		179,043,468

Real Estate Management & Development — 0.3%
Agile Property Holdings Ltd. (China)	4,384,000	4,714,073
Alexander & Baldwin, Inc.	16,300	680,199
Aliansce Shopping Centers SA (Brazil)	21,700	168,320
BR Malls Participacoes SA (Brazil)	28,700	207,411
Deutsche Euroshop AG (Germany)	8,535	373,612
Forest City Enterprises, Inc. (Class A Stock)*	25,600	488,960
Global Logistic Properties Ltd. (Singapore)	304,000	697,357
Goldcrest Co. Ltd. (Japan)	39,640	1,033,246
Hang Lung Properties Ltd. (Hong Kong)	308,000	976,326
Hongkong Land Holdings Ltd. (Hong Kong)	132,000	794,640
Howard Hughes Corp. (The)*	13,400	1,609,340
Hufvudstaden AB (Sweden) (Class A Stock)	46,478	622,558
Hysan Development Co. Ltd. (Hong Kong)	80,000	345,340
Iguatemi Empresa de Shopping Centers SA (Brazil)	21,300	201,331
Kerry Properties Ltd. (Hong Kong)	1,397,000	4,864,241
Mitsubishi Estate Co. Ltd. (Japan)	72,000	2,154,675
Mitsui Fudosan Co. Ltd. (Japan)	264,000	9,522,659
Norwegian Property ASA (Norway)	122,770	147,155
PSP Swiss Property AG (Switzerland)*	11,018	933,668
St. Joe Co. (The)*(a)	67,900	1,303,001
Sun Hung Kai Properties Ltd. (Hong Kong)	86,000	1,093,005
Wharf Holdings Ltd. (Hong Kong)	72,000	551,531

		33,482,648

Road & Rail — 0.2%
Central Japan Railway Co. (Japan)	105,900	12,480,540
J.B. Hunt Transport Services, Inc.	8,700	672,510
Union Pacific Corp.	61,700	10,365,600

		23,518,650

Semiconductors & Semiconductor Equipment — 1.1%
Advanced Energy Industries, Inc.*	57,500	1,314,450
Altera Corp.	267,200	8,692,016

COMMON STOCKS (continued)	Shares	Value (Note 2)

Semiconductors & Semiconductor Equipment (continued)
Applied Materials, Inc.	877,100	$15,515,899
ASML Holding NV (Netherlands)	61,246	5,736,426
Atmel Corp.*	648,900	5,080,887
Avago Technologies Ltd.	393,800	20,828,082
Broadcom Corp. (Class A Stock)	564,180	16,727,937
BTU International, Inc.*	4,120	12,030
Cree, Inc.*(a)	11,900	744,583
CyberOptics Corp.*	9,400	59,784
Diodes, Inc.*	9,900	233,244
Intel Corp.	323,000	8,385,080
Intersil Corp. (Class A Stock)	31,200	357,864
Maxim Integrated Products, Inc.	18,500	516,335
ON Semiconductor Corp.*	223,810	1,844,194
Samsung Electronics Co. Ltd. (South Korea)	9,331	12,158,734
Semtech Corp.*(a)	41,610	1,051,901
Supertex, Inc.*	22,200	556,110
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	3,019,749	10,662,613
Tokyo Electron Ltd. (Japan)	78,600	4,331,074

		114,809,243

Software — 1.8%
Autodesk, Inc.*	406,400	20,454,112
Cadence Design Systems, Inc.*(a)	54,800	768,296
Check Point Software Technologies Ltd. (Israel)*(a)	104,500	6,742,340
Citrix Systems, Inc.*	176,700	11,176,275
CommVault Systems, Inc.*	25,900	1,939,392
Computer Modelling Group Ltd. (Canada)	1,300	32,566
Concur Technologies, Inc.*(a)	14,100	1,454,838
FactSet Research Systems, Inc.	13,600	1,476,688
FleetMatics Group PLC*	15,800	683,350
Guidewire Software, Inc.*	14,200	696,794
Informatica Corp.*	33,000	1,369,500
Microsoft Corp.	2,047,900	76,652,897
Nintendo Co. Ltd. (Japan)	7,000	936,976
Oracle Corp.	682,400	26,108,624
Proofpoint, Inc.*(a)	26,800	888,956
Red Hat, Inc.*	522,780	29,296,591
TIBCO Software, Inc.*	14,100	316,968

		180,995,163

Specialty Retail — 1.1%
Advance Auto Parts, Inc.	17,100	1,892,628
American Eagle Outfitters, Inc.	71,900	1,035,360
AutoZone, Inc.*(a)	17,900	8,555,126
CarMax, Inc.*(a)	347,200	16,325,344
Chico’s FAS, Inc.	74,600	1,405,464
Dick’s Sporting Goods, Inc.	34,100	1,981,210
DSW, Inc. (Class A Stock)(a)	16,500	705,045
Five Below, Inc.*(a)	10,500	453,600
Hibbett Sports, Inc.*	6,800	457,028
Home Depot, Inc. (The)	266,000	21,902,440
Kingfisher PLC (United Kingdom)	1,206,986	7,705,487
L Brands, Inc.	176,900	10,941,265
Lowe’s Cos., Inc.	196,300	9,726,665
Lumber Liquidators Holdings, Inc.*(a)	5,700	586,473
Monro Muffler Brake, Inc.(a)	22,500	1,268,100
Ross Stores, Inc.	165,700	12,415,901

SEE NOTES TO FINANCIAL STATEMENTS.

A295

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Specialty Retail (continued)
Tiffany & Co.	38,104	$3,535,289
Tractor Supply Co.	17,400	1,349,892
World Duty Free SpA (Italy)*	456,766	5,743,350
Zhongsheng Group Holdings Ltd. (China)	2,416,500	3,342,953

		111,328,620

Textiles, Apparel & Luxury Goods — 0.6%
Cie Financiere Richemont SA (Switzerland)	140,059	13,991,539
Coach, Inc.	160,600	9,014,478
Culp, Inc.	51,600	1,055,220
Deckers Outdoor Corp.*(a)	6,600	557,436
Fossil Group, Inc.*	10,900	1,307,346
Kering (France)	51,750	10,938,986
Lululemon Athletica, Inc. (Canada)*(a)	32,615	1,925,263
NIKE, Inc. (Class B Stock)	221,509	17,419,468
PVH Corp	40,901	5,563,354
Quiksilver, Inc.*	69,400	608,638
Tumi Holdings, Inc.*	45,900	1,035,045

		63,416,773

Thrifts & Mortgage Finance
Capitol Federal Financial, Inc.	160,100	1,938,811
Essa Bancorp, Inc.	50,900	588,404
First Defiance Financial Corp.	25,872	671,896
Louisiana Bancorp, Inc.*	28,635	520,298
Nationstar Mortgage Holdings, Inc.*(a)	13,200	487,872
Pennymac Financial Services, Inc. (Class A Stock)*	7,800	136,890

		4,344,171

Tobacco — 0.5%
Alliance One International, Inc.*	14,100	43,005
Altria Group, Inc.	101,600	3,900,424
Philip Morris International, Inc.	520,900	45,386,017

		49,329,446

Trading Companies & Distributors — 0.3%
Applied Industrial Technologies, Inc.	15,500	760,895
Fastenal Co.(a)	123,800	5,881,738
Mitsubishi Corp. (Japan)	534,100	10,253,610
Mitsui & Co. Ltd. (Japan)	638,600	8,902,813
W.W. Grainger, Inc.	12,000	3,065,040

		28,864,096

Transportation Infrastructure
Sydney Airport (Australia)	237,948	808,697

Wireless Telecommunication Services — 0.7%
America Movil SAB de CV (Mexico) (Class L Stock), ADR(a)	423,800	9,904,206
Crown Castle International Corp.*	165,800	12,174,694
SBA Communications Corp. (Class A Stock)*(a)	16,700	1,500,328
Softbank Corp. (Japan)	140,600	12,337,757
Vodafone Group PLC (United Kingdom), ADR	797,692	31,357,273

		67,274,258

TOTAL COMMON STOCKS (cost $4,522,665,414)		5,781,017,048

PREFERRED STOCKS — 0.2%	Shares	Value (Note 2)

Aerospace & Defense
Rolls-Royce Holdings PLC (United Kingdom) (PRFC C Shares)*	56,106,228	$92,910

Automobiles — 0.2%
Volkswagen AG (Germany), (PFRC)	73,735	20,750,494

Consumer Finance
Ally Financial, Inc., 144A, 7.000%	725	696,068

Diversified Financial Services
GMAC Capital Trust I, Series 2, 8.125%	41,900	1,120,406

Metals & Mining
Arcelormittal (Luxembourg) (Jr. Sub. Notes), 6.000%	28,952	752,752
Bradespar SA (Brazil), (PRFC)	49,500	526,210

		1,278,962

Wireless Telecommunication Services
Crown Castle International Corp., 4.500%*	8,900	890,356

TOTAL PREFERRED STOCKS (cost $16,862,580)		24,829,196

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 1.4%
Non-Residential Mortgage-Backed Securities — 1.3%
Ally Auto Receivables Trust 2012-A, Series 2012-A, Class D, 144A
3.150%	10/15/18(g)	$1,410	1,456,615
Ally Master Owner Trust, Series 2012-5, Class A
1.540%	09/15/19	3,765	3,738,065
American Express Credit Account Master Trust, Series 2012-5, Class C, 144A
1.070%	05/15/18(g)	700	702,065
Series 2013-1, Class A
0.587%(c)	02/16/21	2,440	2,445,683
AmeriCredit Automobile Receivables Trust, Series 2012-1, Class A3
1.230%	09/08/16	550	551,267
Series 2012-5, Class C
1.690%	11/08/18	710	708,873
Series 2013-2, Class D
2.420%	05/08/19	5,835	5,790,899
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A, 144A
1.920%	09/20/19(g)	3,415	3,349,797
Cabela’s Master Credit Card Trust, Series 2012-1A, Class A1, 144A
1.630%	02/18/20(g)	2,438	2,459,442
Capital Auto Receivables Asset Trust, Series 2013-1, Class B
1.290%	04/20/18	230	227,626
Series 2013-1, Class C
1.740%	10/22/18	240	237,011
Series 2013-3, Class A3
1.310%	12/20/17	2,570	2,580,881
Series 2013-4, Class A3
1.090%	03/20/18	5,895	5,872,882

SEE NOTES TO FINANCIAL STATEMENTS.

A296

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
CarMax Auto Owner Trust, Series 2012-1, Class A4
1.250%	06/15/17		$1,565	$1,581,084
Series 2012-3, Class D
2.290%	04/15/19		995	1,014,532
Series 2013-2, Class C
1.610%	03/15/19		1,225	1,214,145
Series 2013-3, Class A3
0.970%	04/16/18		2,240	2,248,850
Chase Issuance Trust, Series 2013-A8, Class A8
1.010%	10/15/18		2,980	2,976,251
CIT Equipment Collateral, Series 2012-VT1, Class A3, 144A
1.100%	08/22/16	(g)	832	832,796
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2, 144A
4.474%	03/20/43	(g)	7,322	7,313,376
CNH Equipment Trust, Series 2010-C, Class A4
1.750%	05/16/16		1,315	1,326,006
Series 2012-D, Class B
1.270%	05/15/20		2,075	2,061,627
Series 2013-D, Class A3
0.770%	10/15/18		3,110	3,103,705
CNH Equipment Trust 2013-C, Series 2013-C, Class A3
1.020%	08/15/18		1,410	1,415,945
CNH Wholesale Master Note Trust, Series 2013-2A, Class A, 144A
0.767%(c)	08/15/19	(g)	3,025	3,028,984
Diamond Resorts Owner Trust, Series 2013-2, Class A, 144A
2.270%	05/20/26	(g)	3,841	3,826,631
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Class A2, 144A
5.216%	01/25/42	(g)	4,703	4,985,128
Enterprise Fleet Financing LLC, Series 2013-2, Class A2, 144A
1.060%	03/20/19	(g)	2,785	2,789,540
Ford Credit Auto Lease Trust, Series 2012-B, Class B, 144A
1.100%	12/15/15	(g)	505	506,589
Series 2012-B, Class C, 144A
1.500%	03/15/17	(g)	625	627,355
Ford Credit Auto Owner Trust, Series 2013-B, Class C
1.320%	01/15/19		2,670	2,672,195
Ford Credit Floorplan Master Owner Trust, Series 2012-2, Class A
1.920%	01/15/19		1,945	1,980,819
Series 2012-5, Class A
1.490%	09/15/19		3,695	3,673,757
Series 2013-1, Class C
1.370%	01/15/18		880	878,430
Series 2013-1, Class D
1.820%	01/15/18		380	378,998

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
GE Capital Credit Card Master Note Trust, Series 2009-4, Class C, 144A
7.820%	11/15/17	(g)	$775	$818,777
Series 2012-2, Class A
2.220%	01/15/22		2,515	2,487,410
Series 2012-6, Class B
1.830%	08/17/20		4,900	4,844,111
GE Equipment Small Ticket LLC, Series 2013-1A, Class A3, 144A
1.020%	02/24/17	(g)	3,800	3,812,764
Honda Auto Receivables 2013-4 Owner Trust, Series 2013-4, Class A4
1.040%	02/18/20		1,915	1,910,077
Huntington Auto Trust, Series 2011-1A, Class B, 144A
1.840%	01/17/17	(g)	120	121,388
Series 2011-1A, Class C, 144A
2.530%	03/15/17	(g)	575	583,740
Series 2012-1, Class A4
1.180%	06/15/17		2,465	2,482,997
Hyundai Auto Lease Securitization Trust, Series 2013-B, Class A2, 144A
0.750%	03/15/16	(g)	3,970	3,974,478
Hyundai Auto Receivables Trust, Series 2012-A, Class A4
0.950%	12/15/16		2,425	2,439,109
Invitation Homes 2013-SFR1 Trust, Series 2013-SFR1, Class A, 144A
1.314%(c)	12/17/30	(g)	1,065	1,066,391
Mercedes-Benz Auto Lease Trust, Series 2013-A, Class A4
0.720%	12/17/18		1,915	1,916,013
Series 2013-B, Class A4
0.760%	07/15/19		2,910	2,908,207
MVW Owner Trust, Series 2013-1A, Class A, 144A
2.150%	04/22/30	(g)	749	751,658
Navistar Financial Dealer Note Master Trust, Series 2013-2, Class A, 144A
0.846%(c)	09/25/18	(g)	2,940	2,951,822
Nissan Auto Lease Trust 2013-B, Series 2013-B, Class A3
0.750%	06/15/16		1,295	1,295,141
Nissan Auto Receivables Owner Trust, Series 2013-B, Class A3
0.840%	11/15/17		1,960	1,968,749
Nordstrom Credit Card Master Note Trust II, Series 2011-1A, Class A, 144A
2.280%	11/15/19	(g)	3,890	3,989,794
Sierra Timeshare 2013-1 Receivables Funding LLC, Series 2013-1A, Class A, 144A
1.590%	11/20/29	(g)	1,501	1,493,710
Sierra Timeshare 2013-2 Receivables Funding LLC, Series 2013-2A, Class A, 144A
2.280%	11/20/25	(g)	2,567	2,566,240
Sierra Timeshare 2013-3 Receivables Funding LLC, Series 2013-3A, Class A, 144A
2.200%	10/20/30	(g)	3,150	3,131,033

SEE NOTES TO FINANCIAL STATEMENTS.

A297

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
SMART Trust (Australia), Series 2012-2USA, Class A4A, 144A
2.060%	03/14/18	(g)	$1,205	$1,224,821
Series 2012-4US, Class A4A
1.250%	08/14/18		995	986,772
Series 2013-1US, Class A4A
1.050%	10/14/18		490	484,588
SMART Trust/Australia (Australia), Series 2013-2US, Class A4A
1.180%	02/14/19		660	651,882
Wheels SPV LLC, Series 2012-1, Class A3, 144A
1.530%	03/20/21	(g)	625	630,007
World Omni Auto Receivables Trust, Series 2011-B, Class A3
0.960%	08/15/16		1,249	1,252,953
Series 2012-A, Class B
1.490%	05/15/19		2,415	2,435,916

				135,738,397

Residential Mortgage-Backed Securities — 0.1%
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2002-2, Class 1M1
5.599%	09/25/31		18	15,981
Countrywide Asset-Backed Certificates, Series 2004-BC1, Class M2
1.771%(c)	01/25/34		570	453,647
GSAA Home Equity Trust, Series 2005-8, Class A3
0.596%(c)	06/25/35		4,496	4,180,685
Series 2005-MTR1, Class A4
0.536%(c)	10/25/35		2,590	2,400,798
Terwin Mortgage Trust, Series 2005-14HE, Class AF2
4.849%(c)	08/25/36		347	359,380

				7,410,491

TOTAL ASSET-BACKED SECURITIES (cost $142,832,549)				143,148,888

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.4%
Banc of America Commercial Mortgage Trust, Series 2006-5, Class AM
5.448%	09/10/47		5,975	6,394,260
Series 2007-1, Class AAB
5.422%	01/15/49		1,936	1,934,127
Series 2007-4, Class A4
5.746%(c)	02/10/51		1,955	2,159,124
Series 2007-4, Class AM
5.813%(c)	02/10/51		3,315	3,655,633
Series 2007-5, Class A4
5.492%	02/10/51		5,363	5,856,190
Series 2008-1, Class A4
6.207%(c)	02/10/51		5,765	6,575,426
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class A2
4.501%	07/10/43		52	52,460

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class AAB
4.804%	09/11/42		97	$97,996
Series 2006-PW12, Class A4
5.712%(c)	09/11/38		300	327,930
Series 2007-PW17, Class A4
5.694%(c)	06/11/50		5,370	6,013,240
Commercial Mortgage Pass-Through Certificates, Series 2006-C8, Class A4
5.306%	12/10/46		4,480	4,881,135
Series 2007-C9, Class A4
5.800%(c)	12/10/49		3,985	4,493,614
Series 2012-CR3, Class A3
2.822%	10/15/45		950	892,979
Series 2013-CR13, Class C
4.757%(c)	10/10/46		2,340	2,270,006
Commercial Mortgage Trust, Series 2007-GG9, Class AM
5.475%	03/10/39		1,675	1,782,373
Series 2007-GG9, Class AMFX
5.475%	03/10/39		3,230	3,407,976
Credit Suisse Commercial Mortgage Trust, Series 2008-C1, Class A3
6.032%(c)	02/15/41		1,000	1,129,404
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series K025, Class A1
1.875%(c)	04/25/22		1,948	1,911,306
Series K502, Class A2
1.426%(c)	08/25/17		1,205	1,208,784
FREMF Mortgage Trust, Series 2012-K22, Class B, 144A
3.812%(c)	08/25/45	(g)	1,235	1,135,408
Series 2012-K711, Class B, 144A
3.563%(c)	08/25/45	(g)	2,105	2,047,395
Series 2013-K7, Class 12B, 144A
3.483%(c)	05/25/45	(g)	910	868,690
Series 2013-K24, Class B, 144A
3.502%(c)	11/25/45	(g)	900	813,929
Series 2013-K26, Class N, 144A
3.600%(c)	12/25/40	(g)	1,880	1,701,415
Series 2013-K27, Class B, 144A
3.497%(c)	01/25/46	(g)	1,810	1,606,286
Series 2013-K28, Class B, 144A
3.494%(c)	02/25/23	(g)	2,405	2,137,821
Series 2013-K713, Class B, 144A
3.165%(c)	04/25/20	(g)	2,700	2,524,651
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A3
4.569%	08/10/42		106	105,725
Series 2005-GG3, Class AAB
4.619%	08/10/42		16	16,370
Series 2006-GG7, Class A4
5.820%(c)	07/10/38		1,743	1,903,791
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4
5.553%(c)	04/10/38		1,815	1,954,401

SEE NOTES TO FINANCIAL STATEMENTS.

A298

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2012-GCJ9, Class A3
2.773%	11/10/45	$1,910	$1,777,662
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class ASB
4.824%(c)	10/15/42	73	73,707
Series 2006-CB15, Class A4
5.814%(c)	06/12/43	1,367	1,474,267
Series 2006-LDP9, Class A3
5.336%	05/15/47	4,630	5,068,461
Series 2007-C1, Class A4
5.716%	02/15/51	2,945	3,231,949
Series 2007-CB18, Class A4
5.440%	06/12/47	6,560	7,209,250
Series 2007-CB19, Class A4
5.706%(c)	02/12/49	5,755	6,390,606
Series 2007-CB20, Class A4
5.794%(c)	02/12/51	1,685	1,888,893
Series 2007-LD12, Class A4
5.882%(c)	02/15/51	5,038	5,637,985
Series 2012-C8, Class A3
2.829%	10/15/45	2,455	2,308,081
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB19, Class AM
5.706%(c)	02/12/49	3,500	3,757,089
Series 2007-LD12, Class AM
5.999%(c)	02/15/51	3,690	4,090,059
Series 2013-LC11, Class A5
2.960%	04/15/46	2,530	2,366,843
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4
5.866%(c)	06/15/38	2,394	2,604,129
Series 2006-C7, Class A3
5.347%	11/15/38	861	945,343
Series 2007-C6, Class AM
6.114%(c)	07/15/40	1,520	1,666,543
Series 2008-C1, Class AM
6.151%(c)	04/15/41	370	419,300
Merrill Lynch Mortgage Trust, Series 2006-C2, Class AM
5.782%(c)	08/12/43	1,310	1,437,760
Series 2007-C1, Class A4
5.859%(c)	06/12/50	2,580	2,858,547
Series 2008-C1, Class A4
5.690%	02/12/51	8,072	9,024,428
Wachovia Bank Commercial Mortgage Trust, Series 2006-C24, Class A3
5.558%(c)	03/15/45	2,108	2,273,965
Series 2007-C34, Class A3
5.678%	05/15/46	3,430	3,817,120
WFRBS Commercial Mortgage Trust, Series 2013-C13, Class A4
3.001%	05/15/45	3,150	2,948,756

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $147,342,172)			145,130,588

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS — 11.9%
Advertising — 0.1%
WPP Finance 2010 (United Kingdom), Gtd. Notes
3.625%	09/07/22		$1,810	$1,745,653
4.750%	11/21/21	(a)	3,445	3,581,270

				5,326,923

Aerospace & Defense
Accudyne Industries Borrower/Accudyne Industries LLC (Luxembourg), Gtd. Notes, 144A
7.750%	12/15/20		375	397,500
Ducommun, Inc., Gtd. Notes
9.750%	07/15/18		525	584,063
Embraer SA (Brazil), Sr. Unsec’d. Notes
5.150%	06/15/22		240	240,000
Esterline Technologies Corp., Gtd. Notes
7.000%	08/01/20		125	135,000
Kratos Defense & Security Solutions, Inc., Sr. Sec’d. Notes
10.000%	06/01/17		500	539,375
Spirit Aerosystems, Inc., Gtd. Notes
7.500%	10/01/17		75	78,000

				1,973,938

Agriculture — 0.1%
Imperial Tobacco Finance PLC (United Kingdom), Gtd. Notes, 144A
3.500%	02/11/23	(a)(g)	2,540	2,368,883
Mriya Agro Holding PLC (Ukraine), Sr. Unsec’d. Notes, 144A
9.450%	04/19/18		900	769,500
Reynolds American, Inc., Gtd. Notes
3.250%	11/01/22		1,745	1,608,394
Ukrlandfarming PLC (Ukraine), Unsec’d. Notes
10.875%	03/26/18		300	262,500

				5,009,277

Airlines — 0.2%
American Airlines 2013-1 Class A Pass-Through Trust, Pass-Through Certificates, 144A
4.000%	07/15/25	(a)	2,950	2,854,125
American Airlines 2013-1 Class B Pass-Through Trust, Pass-Through Certificates, 144A
5.625%	01/15/21		140	140,350
American Airlines 2013-2 Class A Pass-Through Trust, Equipment Trust, 144A
4.950%	01/15/23	(g)	5,255	5,478,337
Continental Airlines 2009-1 Pass-Through Trust, Pass-Through Certificates
9.000%	07/08/16		337	384,386
Continental Airlines 2009-2 Class A Pass-Through Trust, Pass-Through Certificates
7.250%	11/10/19		232	265,785

SEE NOTES TO FINANCIAL STATEMENTS.

A299

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Airlines (continued)
Continental Airlines 2009-2 Class B Pass-Through Trust, Pass-Through Certificates
9.250%	05/10/17	(g)	$15	$16,879
Continental Airlines 2010-1 Class A Pass-Through Trust, Pass-Through Certificates
4.750%	01/12/21	(a)	245	260,659
Continental Airlines 2012-1 Class A Pass-Through Trust, Pass-Through Certificates
4.150%	04/11/24	(a)	3,043	3,058,435
Delta Air Lines 2010-2 Class A Pass-Through Trust, Pass-Through Certificates
4.950%	05/23/19	(a)	360	387,938
Delta Air Lines 2011-1 Class A Pass-Through Trust, Pass-Through Certificates
5.300%	04/15/19		141	153,812
Southwest Airlines Co., Sr. Unsec’d. Notes
5.125%	03/01/17		1,880	2,041,810
United Airlines, Inc., Sr. Sec’d. Notes, 144A
6.750%	09/15/15		1,150	1,185,937
United Continental Holdings, Inc., Gtd. Notes
6.000%	12/01/20	(a)	825	822,937
6.000%	07/15/26		225	193,500
6.000%	07/15/28		225	189,563
6.375%	06/01/18	(a)	625	653,125
8.000%	07/15/24		650	651,950
US Airways 2012-2 Class A Pass-Through Trust, Pass-Through Certificates
4.625%	06/03/25	(a)	2,352	2,387,179
US Airways 2012-2 Class B Pass-Through Trust, Pass-Through Certificates
6.750%	06/03/21		60	63,501
US Airways 2013-1 Class A Pass-Through Trust, Pass-Through Certificates
3.950%	11/15/25	(a)	2,175	2,115,187
US Airways Group, Inc., Gtd. Notes
6.125%	06/01/18		1,575	1,586,813

				24,892,208

Apparel
Quiksilver, Inc./QS Wholesale, Inc., Gtd. Notes
10.000%	08/01/20		800	904,000
Sr. Sec’d. Notes, 144A
7.875%	08/01/18		450	488,250
SIWF Merger Sub, Inc., Sr. Sec’d. Notes, 144A
6.250%	06/01/21	(a)	825	832,219
William Carter Co. (The), Gtd. Notes, 144A
5.250%	08/15/21	(a)	1,322	1,341,830
Wolverine World Wide, Inc., Gtd. Notes
6.125%	10/15/20		175	187,250

				3,753,549

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Automobile Manufacturers — 0.1%
Automotores Gildemeister SA (Chile), Gtd. Notes
6.750%	01/15/23			$150	$99,750
Gtd. Notes, 144A
6.750%	01/15/23			190	126,350
Chrysler Group LLC/CG Co-Issuer, Inc., Sec’d. Notes
8.250%	06/15/21	(a)		2,075	2,360,313
CNH Industrial Finance Europe SA (Italy), Gtd. Notes, MTN
6.250%	03/09/18		EUR	575	896,831
Jaguar Land Rover Automotive PLC (United Kingdom), Gtd. Notes, 144A
5.625%	02/01/23			1,175	1,175,000
Navistar International Corp., Gtd. Notes
8.250%	11/01/21	(a)		300	310,500
Oshkosh Corp., Gtd. Notes
8.250%	03/01/17			675	709,607
8.500%	03/01/20	(a)		650	718,250

					6,396,601

Automobiles
Affinia Group, Inc., Gtd. Notes
7.750%	05/01/21			125	131,250
General Motors Co., Sr. Unsec’d. Notes, 144A
6.250%	10/02/43			575	597,281
Penske Automotive Group, Inc., Gtd. Notes
5.750%	10/01/22			1,400	1,431,500

					2,160,031

Automotive Parts & Equipment — 0.1%
Allison Transmission, Inc., Gtd. Notes, 144A
7.125%	05/15/19			550	592,625
American Axle & Manufacturing, Inc., Gtd. Notes
5.125%	02/15/19			250	256,875
6.250%	03/15/21	(a)		150	159,375
6.625%	10/15/22	(a)		625	657,813
Dana Holding Corp., Sr. Unsec’d. Notes
5.375%	09/15/21			825	828,094
Delphi Corp., Gtd. Notes
5.000%	02/15/23			650	668,687
5.875%	05/15/19			250	264,375
6.125%	05/15/21			300	332,625
Gajah Tunggal Tbk PT (Indonesia), Sr. Sec’d. Notes
7.750%	02/06/18			750	735,000
Gestamp Funding Luxembourg SA (Spain), Sr. Sec’d. Notes, 144A
5.625%	05/31/20			575	585,063

SEE NOTES TO FINANCIAL STATEMENTS.

A300

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Automotive Parts & Equipment (continued)
Goodyear Tire & Rubber Co. (The), Gtd. Notes
6.500%	03/01/21		$625	$662,500
8.250%	08/15/20		350	391,125
8.750%	08/15/20		125	146,250
O’Reilly Automotive, Inc., Gtd. Notes
3.800%	09/01/22		1,995	1,925,408
4.875%	01/14/21	(a)	1,870	1,960,087
Pittsburgh Glass Works LLC, Sr. Sec’d. Notes, 144A
8.000%	11/15/18		375	394,687
Schaeffler Finance BV (Germany), Sr. Sec’d. Notes, 144A
4.750%	05/15/21	(a)	675	673,313
Schaeffler Holding Finance BV (Germany), Sr. Sec’d. Notes, PIK, 144A
6.875%	08/15/18		550	583,000

				11,816,902

Banking
ICICI Bank Ltd/Dubai (India), Sr. Unsec’d. Notes
4.800%	05/22/19		1,000	1,006,736
Scotiabank Peru SA (Peru), Sub. Notes
4.500%(c)	12/13/27		350	306,250
Turkiye Garanti Bankasi A/S (Turkey), Sr. Unsec’d. Notes
4.000%	09/13/17		1,000	982,500
VTB Bank OJSC Via VTB Capital SA (Russia), Sr. Unsec’d. Notes
6.000%	04/12/17		1,000	1,062,500

				3,357,986

Beverages
BBVA Banco Continental SA (Peru), Sr. Unsec’d. Notes, 144A
3.250%	04/08/18		535	535,000
Coca-Cola Femsa SAB de CV (Mexico), Gtd. Notes
4.625%	02/15/20		1,060	1,118,300
Coca-Cola Icecek A/S (Turkey), Sr. Unsec’d. Notes, 144A
4.750%	10/01/18		460	468,105
Constellation Brands, Inc., Gtd. Notes
6.000%	05/01/22		475	507,063
Cott Beverages, Inc., Gtd. Notes
8.125%	09/01/18		425	459,000
Heineken NV (Netherlands), Sr. Unsec’d. Notes, 144A
2.750%	04/01/23	(a)(g)	1,240	1,110,827

				4,198,295

Biotechnology
Celgene Corp., Sr. Unsec’d. Notes

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Biotechnology (continued)
5.250%	08/15/43		$2,090	$2,107,178
Life Technologies Corp., Sr. Unsec’d. Notes
3.500%	01/15/16		755	786,447

				2,893,625

Broadcasting
COX Communications, Inc., Sr. Unsec’d. Notes, 144A
3.250%	12/15/22	(g)	2,850	2,578,919
8.375%	03/01/39	(a)(g)	1,180	1,431,073
Sinclair Television Group, Inc., Sr. Unsec’d. Notes
6.125%	10/01/22	(a)	550	555,500

				4,565,492

Building Materials — 0.2%
Ainsworth Lumber Co. Ltd. (Canada), Sr. Sec’d. Notes, 144A
7.500%	12/15/17		155	166,625
Associated Materials LLC/AMH New Finance, Inc., Sr. Sec’d. Notes
9.125%	11/01/17		1,175	1,254,313
Boise Cascade Co., Gtd. Notes
6.375%	11/01/20		1,025	1,078,813
Builders Firstsource, Inc., Sr. Sec’d. Notes, 144A
7.625%	06/01/21	(a)	1,050	1,097,250
Building Materials Corp. of America, Sr. Notes, 144A
6.750%	05/01/21	(a)	850	920,125
Cemex Espana Luxembourg (Mexico), Sr. Sec’d. Notes
9.875%	04/30/19		250	285,625
Cemex Finance LLC (Mexico), Sr. Sec’d. Notes, 144A
9.375%	10/12/22		1,425	1,606,687
Cemex SAB de CV (Mexico), Sr. Sec’d. Notes, 144A
5.283%(c)	09/30/15		375	387,187
9.000%	01/11/18		1,620	1,777,950
China Shanshui Cement Group Ltd. (China), Gtd. Notes
8.500%	05/25/16		600	625,500
Gtd. Notes, 144A
10.500%	04/27/17		294	319,725
Euramax International, Inc., Sr. Sec’d. Notes
9.500%	04/01/16		800	802,000
Grupo Cementos de Chihuahua SAB de CV (Mexico), Sr. Sec’d. Notes, 144A
8.125%	02/08/20		560	586,600
Holcim US Finance Sarl & Cie SCS (Switzerland), Gtd. Notes, 144A
5.150%	09/12/23	(g)	2,420	2,484,800
6.000%	12/30/19	(g)	1,572	1,776,769
Interline Brands, Inc., Sr. Unsec’d. Notes, PIK

SEE NOTES TO FINANCIAL STATEMENTS.

A301

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Building Materials (continued)
10.000%	11/15/18		$225	$245,813
Masco Corp., Sr. Unsec’d. Notes
5.850%	03/15/17		325	356,687
6.125%	10/03/16		175	196,000
Nortek, Inc., Gtd. Notes
8.500%	04/15/21		700	775,250
10.000%	12/01/18		400	441,500
Owens Corning, Gtd. Notes
9.000%	06/15/19		425	524,695
Reliance Intermediate Holdings LP (Canada), Sr. Sec’d. Notes, 144A
9.500%	12/15/19		125	136,250
Texas Industries, Inc., Gtd. Notes
9.250%	08/15/20		175	194,906
USG Corp., Gtd. Notes, 144A
5.875%	11/01/21		200	208,000
8.375%	10/15/18		50	54,375
9.750%	08/01/14		175	182,875
Sr. Unsec’d. Notes
9.750%	01/15/18		525	620,813

				19,107,133

Cable Television
Belo Corp., Gtd. Notes
8.000%	11/15/16		350	364,875
Coleman Cable, Inc., Gtd. Notes
9.000%	02/15/18		175	183,750

				548,625

Capital Markets — 0.4%
Ameriprise Financial, Inc., Sr. Unsec’d. Notes
7.300%	06/28/19		730	895,311
Credit Suisse Group AG (Switzerland), Jr. Sub. Notes, 144A
7.500%(c)	12/11/48		525	554,531
E*TRADE Financial Corp., Sr. Unsec’d. Notes
6.375%	11/15/19	(a)	2,125	2,281,719
6.750%	06/01/16	(a)	2,225	2,414,125
Morgan Stanley, Sr. Unsec’d. Notes
2.125%	04/25/18	(a)	10,605	10,513,532
3.750%	02/25/23	(a)	15,120	14,712,743
Sr. Unsec’d. Notes, MTN
5.500%	07/28/21		1,790	2,000,250
Sub. Notes
5.000%	11/24/25		5,200	5,215,548
State Street Corp., Sub. Notes
3.100%	05/15/23	(a)	2,340	2,175,748

				40,763,507

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Chemicals — 0.2%
Celanese US Holdings LLC, Gtd. Notes
4.625%	11/15/22			$1,525	$1,460,187
Ciech Group Financing AB (Poland), Sr. Sec’d. Notes, 144A
9.500%	11/30/19		EUR	425	666,588
Dow Chemical Co. (The), Sr. Unsec’d. Notes
4.250%	11/15/20			490	521,919
8.550%	05/15/19			1,500	1,936,791
EuroChem Mineral & Chemical Co. OJSC via EuroChem GI Ltd. (Russia), Sr. Unsec’d. Notes, 144A
5.125%	12/12/17			780	782,925
Hexion US Finance Corp., Sr. Sec’d. Notes
6.625%	04/15/20			1,325	1,358,125
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, Sr. Sec’d. Notes
8.875%	02/01/18	(a)		1,200	1,246,500
Huntsman International LLC, Gtd. Notes
4.875%	11/15/20	(a)		250	246,250
8.625%	03/15/20	(a)		75	82,969
Ineos Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A
8.375%	02/15/19			575	639,688
Ineos Group Holdings SA (Luxembourg), Gtd. Notes, 144A
6.125%	08/15/18	(a)		850	854,250
Kerling PLC (United Kingdom), Sr. Sec’d. Notes, 144A
10.625%	02/01/17		EUR	425	619,755
LYB International Finance BV (Netherlands), Gtd. Notes
4.000%	07/15/23	(a)		840	829,126
Lyondellbasell Industries NV, Sr. Unsec’d. Notes
5.000%	04/15/19			2,955	3,281,885
Momentive Performance Materials, Inc., Sec’d. Notes
9.000%	01/15/21	(a)		425	372,937
Sr. Sec’d. Notes
8.875%	10/15/20			250	263,125
PolyOne Corp., Sr. Unsec’d. Notes
5.250%	03/15/23			850	828,750
7.375%	09/15/20			575	635,375
PQ Corp., Sec’d. Notes, 144A
8.750%	05/01/18	(a)		1,375	1,498,750
US Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV (Netherlands), Gtd. Notes, 144A
7.375%	05/01/21	(a)		250	266,563
Sr. Sec’d. Notes, 144A
5.750%	02/01/21		EUR	100	143,772
Yasar Holdings SA Via Willow No 2 (Turkey), Sr. Unsec’d. Notes
9.625%	10/07/15			1,150	1,129,875

SEE NOTES TO FINANCIAL STATEMENTS.

A302

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Chemicals (continued)
					$19,666,105

Clothing & Apparel
Hanesbrands, Inc., Gtd. Notes
6.375%	12/15/20			$1,050	1,147,125
Levi Strauss & Co., Sr. Unsec’d. Notes
6.875%	05/01/22			450	495,000

					1,642,125

Coal
Adaro Indonesia PT (Indonesia), Gtd. Notes
7.625%	10/22/19			1,000	1,055,000
Foresight Energy LLC/Foresight Energy Corp., Sr. Unsec’d. Notes, 144A
7.875%	08/15/21			425	436,687
Murray Energy Corp., Sr. Sec’d. Notes, 144A
8.625%	06/15/21			925	957,375
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, Gtd. Notes, 144A
6.500%	05/15/21			275	284,625

					2,733,687

Commercial Banks — 0.8%
ABN AMRO Bank NV (Netherlands), Jr. Sub. Notes
4.310%(c)	03/29/49		EUR	825	1,128,714
Akbank TAS (Turkey), Sr. Unsec’d. Notes
6.500%	03/09/18			500	525,600
Ally Financial, Inc., Gtd. Notes
8.000%	11/01/31	(a)		300	358,875
Banco de Credito del Peru (Peru), Sr. Unsec’d. Notes, 144A
5.375%	09/16/20			810	842,400
Banco del Estado de Chile (Chile), Sr. Unsec’d. Notes, 144A
3.875%	02/08/22			300	292,838
Banco do Estado do Rio Grande do Sul SA (Brazil), Sub. Notes
7.375%	02/02/22			600	591,000
Sub. Notes, 144A
7.375%	02/02/22			1,170	1,155,375
Banco Santander Chile (Chile), Sr. Unsec’d. Notes, 144A
3.875%	09/20/22			1,700	1,603,389
Bank of Ceylon (Sri Lanka), Sr. Unsec’d. Notes
5.325%	04/16/18			695	660,250
Bank of Georgia JSC (Georgia), Sr. Unsec’d. Notes, 144A
7.750%	07/05/17			900	938,250
Bank of New York Mellon Corp. (The), Sub. Notes
4.500%(c)	12/29/49			2,625	2,382,187

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Commercial Banks (continued)
Barclays PLC (United Kingdom), Jr. Sub. Notes
8.000%(c)	12/15/49		EUR	200	$277,092
8.250%(c)	12/29/49	(a)		775	800,187
BBVA Bancomer SA/Texas (Mexico), Sub. Notes
6.500%	03/10/21			750	791,250
BNP Paribas SA (France), Sr. Unsec’d. Notes, MTN
2.700%	08/20/18			3,180	3,239,628
CIT Group, Inc., Sr. Unsec’d. Notes
4.250%	08/15/17	(a)		650	676,813
5.000%	08/15/22	(a)		650	633,750
5.000%	08/01/23	(a)		2,200	2,117,500
5.250%	03/15/18	(a)		825	884,813
5.375%	05/15/20	(a)		575	610,937
Sr. Unsec’d. Notes, 144A
5.500%	02/15/19	(a)		1,550	1,662,375
Export-Import Bank of India (India), Sr. Unsec’d. Notes
4.000%	01/14/23			2,190	1,902,716
Sr. Unsec’d. Notes, MTN
4.000%	08/07/17			590	594,691
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes
2.375%	01/22/18	(a)		12,030	12,075,726
3.625%	01/22/23	(a)		3,885	3,762,051
5.750%	01/24/22			3,850	4,333,899
6.150%	04/01/18	(a)		1,460	1,674,148
Sr. Unsec’d. Notes, MTN
7.500%	02/15/19			2,570	3,130,180
GTB Finance B.V. (Nigeria), Gtd. Notes, 144A
7.500%	05/19/16			400	421,000
Intesa Sanpaolo SpA (Italy), Bank Gtd. Notes
3.125%	01/15/16			3,760	3,831,673
KFW (Germany), Gov’t. Gtd. Notes, MTN
0.500%	04/19/16			3,971	3,924,809
Nordea Bank AB (Sweden), Sub. Notes, 144A
4.875%	05/13/21	(g)		3,065	3,168,051
Provident Funding Associates LP/PFG Finance Corp., Gtd. Notes, 144A
6.750%	06/15/21			600	597,000
Sr. Notes, 144A
10.125%	02/15/19			1,250	1,362,500
Regions Bank, Sub. Notes
7.500%	05/15/18			250	295,821
Sberbank of Russia Via SB Capital SA (Russia), Sr. Unsec’d. Notes
6.125%	02/07/22			250	263,750
Sr. Unsec’d. Notes, 144A
6.125%	02/07/22			700	738,500
Sub. Notes
5.125%	10/29/22			300	286,500

SEE NOTES TO FINANCIAL STATEMENTS.

A303

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Commercial Banks (continued)
Sub. Notes, 144A
5.125%	10/29/22			$200	$191,000
Scotiabank Peru SA (Peru), Sub. Notes, 144A
4.500%(c)	12/13/27			650	568,750
Synovus Financial Corp., Sr. Unsec’d. Notes
7.875%	02/15/19			1,700	1,908,250
Sub. Notes
5.125%	06/15/17	(a)		1,800	1,858,500
Turkiye Garanti Bankasi A/S (Turkey), Sr. Unsec’d. Notes, 144A
6.250%	04/20/21			1,300	1,278,550
Turkiye Halk Bankasi A/S (Turkey), Sr. Unsec’d. Notes
3.875%	02/05/20			300	262,470
Sr. Unsec’d. Notes, 144A
3.875%	02/05/20			400	349,960
4.875%	07/19/17			685	674,725
Vnesheconombank Via VEB Finance PLC (Russia), Sr. Unsec’d. Notes, 144A
6.902%	07/09/20			800	882,000
VTB Bank OJSC Via VTB Capital SA (Russia), Sr. Unsec’d. Notes
6.551%	10/13/20			700	741,125
Sub. Notes, 144A
6.950%	10/17/22			400	410,000
Westpac Banking Corp. (Australia), Sr. Unsec’d. Notes, MTN
1.600%	01/12/18	(a)		3,720	3,664,695

					77,326,263

Commercial Services — 0.1%
Alliance Data Systems Corp., Gtd. Notes, 144A
6.375%	04/01/20			500	523,750
Ashtead Capital, Inc. (United Kingdom), Sec’d. Notes, 144A
6.500%	07/15/22			550	586,437
Catholic Health Initiatives, Unsec’d. Notes
2.600%	08/01/18	(a)		1,515	1,519,974
Ceridian Corp., Sr. Sec’d. Notes, 144A
8.875%	07/15/19			250	287,500
ERAC USA Finance LLC, Gtd. Notes, 144A
2.800%	11/01/18	(g)		415	419,372
Europcar Groupe SA (France), Sec’d. Notes, 144A
11.500%	05/15/17		EUR	575	921,709
FTI Consulting, Inc., Gtd. Notes
6.000%	11/15/22			25	25,313
6.750%	10/01/20	(a)		650	702,000
H&E Equipment Services, Inc., Gtd. Notes
7.000%	09/01/22			275	299,750

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Commercial Services (continued)
Hertz Corp. (The), Gtd. Notes
5.875%	10/15/20			$450	$466,313
Jaguar Holding Co. I, Sr. Unsec’d. Notes, PIK, 144A
9.375%	10/15/17			175	185,063
Jaguar Holding Co. II/Jaguar Merger Sub, Inc., Sr. Unsec’d. Notes, 144A
9.500%	12/01/19			525	590,625
Laureate Education, Inc., Gtd. Notes, 144A
9.250%	09/01/19	(a)		1,350	1,468,125
Lender Processing Services, Inc./Black Knight Lending Solutions, Inc., Gtd. Notes
5.750%	04/15/23			925	957,375
Red de Carreteras de Occidente SAPIB de CV (Mexico), Sr. Sec’d. Notes, 144A
9.000%	06/10/28		MXN	4,240	290,654
Safway Group Holding LLC/Safway Finance Corp., Sec’d. Notes, 144A
7.000%	05/15/18			250	263,750
Service Corp. International, Sr. Unsec’d. Notes
8.000%	11/15/21			350	401,625
ServiceMaster Co., Gtd. Notes
8.000%	02/15/20			175	178,500
TransUnion Holding Co., Inc., Sr. Unsec’d. Notes
8.125%	06/15/18			225	237,375
Truven Health Analytics, Inc., Gtd. Notes
10.625%	06/01/20			225	254,531
United Rentals North America, Inc., Gtd. Notes
6.125%	06/15/23	(a)		300	304,500
Verisure Holding AB (Sweden), Sr. Sec’d. Notes, 144A
8.750%	09/01/18		EUR	575	865,023

					11,749,264

Computer Services & Software — 0.1%
Affiliated Computer Services, Inc., Sr. Unsec’d. Notes
5.200%	06/01/15			390	411,399
First Data Corp., Gtd. Notes
12.625%	01/15/21	(a)		3,375	3,961,406
Sr. Sec’d. Notes, 144A
6.750%	11/01/20	(a)		2,150	2,236,000
Fiserv, Inc., Gtd. Notes
3.125%	06/15/16			580	605,233
3.500%	10/01/22			1,330	1,235,047
iGate Corp., Gtd. Notes
9.000%	05/01/16	(a)		1,250	1,328,125
Seagate HDD Cayman, Gtd. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A304

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Computer Services & Software (continued)
6.875%	05/01/20			$275	$297,344
Seagate Technology HDD Holdings, Gtd. Notes
6.800%	10/01/16			4	4,520

					10,079,074

Computers
Dell, Inc., Sr. Unsec’d. Notes
4.625%	04/01/21			175	157,063
5.650%	04/15/18			450	459,563
5.875%	06/15/19	(a)		600	604,500
7.100%	04/15/28			600	528,000
SunGard Data Systems, Inc., Gtd. Notes
6.625%	11/01/19	(a)		425	446,250

					2,195,376

Computers & Peripherals — 0.1%
Apple, Inc., Sr. Unsec’d. Notes
2.400%	05/03/23	(a)		7,115	6,397,886

Construction
Cemex SAB de CV (Mexico), Sr. Sec’d. Notes, 144A
4.999%(c)	10/15/18			350	363,475
CeramTec Group GmbH (Germany), Gtd. Notes, 144A
8.250%	08/15/21		EUR	625	932,900
Voto-Votorantim Overseas Trading Operations V Ltd. (Brazil), Gtd. Notes
6.625%	09/25/19			1,000	1,102,500

					2,398,875

Construction Materials
Vulcan Materials Co., Sr. Unsec’d. Notes
7.500%	06/15/21	(a)		425	484,500

Consumer Finance
Discover Financial Services, Sr. Unsec’d. Notes
10.250%	07/15/19			400	505,135

Consumer Products & Services — 0.1%
Controladora Mabe SA de CV (Mexico), Gtd. Notes, 144A
7.875%	10/28/19			1,050	1,170,750
Newell Rubbermaid, Inc., Sr. Unsec’d. Notes
2.050%	12/01/17			3,920	3,884,073
Prestige Brands, Inc., Gtd. Notes
8.125%	02/01/20			200	224,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Gtd. Notes
9.875%	08/15/19	(a)		375	417,187
Sr. Sec’d. Notes
5.750%	10/15/20	(a)		200	204,000
7.125%	04/15/19			100	106,500

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Consumer Products & Services (continued)
Scotts Miracle-Gro Co. (The), Gtd. Notes
7.250%	01/15/18			$75	$78,000
Spectrum Brands Escrow Corp., Gtd. Notes, 144A
6.375%	11/15/20			200	213,500
6.625%	11/15/22			175	186,156

					6,484,166

Containers & Packaging — 0.1%
AEP Industries, Inc., Sr. Unsec’d. Notes
8.250%	04/15/19			650	698,750
Ardagh Packaging Finance PLC (Luxembourg), Gtd. Notes, 144A
9.250%	10/15/20		EUR	775	1,159,461
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc. (Ireland), Sr. Unsec’d. Notes, 144A
7.000%	11/15/20	(a)		425	429,250
Ball Corp., Gtd. Notes
7.375%	09/01/19			75	81,000
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Is, Gtd. Notes, 144A
5.625%	12/15/16	(a)		525	535,500
6.000%	06/15/17	(a)		300	303,750
BWAY Holding Co., Gtd. Notes
10.000%	06/15/18			475	515,375
Exopack Holding Corp., Gtd. Notes, 144A
10.000%	06/01/18			275	298,375
Graphic Packaging International, Inc., Gtd. Notes
4.750%	04/15/21			325	321,750
7.875%	10/01/18			200	217,000
Greif, Inc., Sr. Unsec’d. Notes
7.750%	08/01/19			25	28,375
Owens-Brockway Glass Container, Inc., Gtd. Notes
7.375%	05/15/16			100	112,250
Packaging Corp. of America, Sr. Unsec’d. Notes
4.500%	11/01/23			3,490	3,499,119
Sealed Air Corp., Sr. Notes, 144A
5.250%	04/01/23			600	583,500
Tekni-Plex, Inc., Sr. Sec’d. Notes, 144A
9.750%	06/01/19			310	351,850

					9,135,305

Distribution/Wholesale American Builders & Contractors Supply Co., Inc., Sr. Unsec’d. Notes, 144A
5.625%	04/15/21			523	525,615

SEE NOTES TO FINANCIAL STATEMENTS.

A305

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Distribution/Wholesale (continued)
HD Supply, Inc., Gtd. Notes
7.500%	07/15/20		$875	$942,813

				1,468,428

Diversified Financial Services — 0.8%
AerCap Aviation Solutions BV, Gtd. Notes
6.375%	05/30/17		450	487,125
Air Lease Corp., Sr. Unsec’d. Notes
4.500%	01/15/16		400	423,500
5.625%	04/01/17	(a)	700	770,875
Aircastle Ltd., Sr. Unsec’d. Notes
6.250%	12/01/19		600	642,750
6.750%	04/15/17	(a)	75	83,625
7.625%	04/15/20	(a)	700	785,750
9.750%	08/01/18		525	573,563
American Capital Ltd., Sr. Unsec’d. Notes, 144A
6.500%	09/15/18		775	807,937
Ares Capital Corp., Sr. Unsec’d. Notes
4.875%	11/30/18		1,175	1,202,690
Bank of America Corp., Sr. Unsec’d. Notes
3.875%	03/22/17		3,955	4,221,243
5.650%	05/01/18	(a)	3,700	4,211,595
6.500%	08/01/16		3,195	3,607,436
Sr. Unsec’d. Notes, MTN
2.000%	01/11/18	(a)	13,040	13,016,867
6.875%	04/25/18		510	603,008
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., Gtd. Notes, 144A
7.750%	02/15/18		500	528,750
Denali Borrower LLC/Denali Finance Corp., Sr. Sec’d. Notes, 144A
5.625%	10/15/20	(a)	1,050	1,040,813
ERAC USA Finance LLC, Gtd. Notes, 144A
2.250%	01/10/14	(g)	430	430,130
3.300%	10/15/22	(g)	670	622,516
5.250%	10/01/20	(g)	550	604,720
General Motors Financial Co., Inc., Gtd. Notes
6.750%	06/01/18		225	256,500
Gtd. Notes, 144A
3.250%	05/15/18		650	650,000
4.750%	08/15/17		700	742,875
Grain Spectrum Funding LLC, Sec’d. Notes, 144A
4.000%	10/10/18	(g)	3,810	3,823,019
Hyundai Capital America (South Korea), Sr. Unsec’d. Notes, 144A
1.875%	08/09/16	(a)(g)	1,040	1,043,768
2.875%	08/09/18	(a)(g)	1,745	1,751,626
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Gtd. Notes

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Diversified Financial Services (continued)
8.000%	01/15/18	(a)	$1,200	$1,248,000
Gtd. Notes, 144A
6.000%	08/01/20		525	540,750
Igloo Holdings Corp., Sr. Unsec’d. Notes, PIK, 144A
8.250%	12/15/17		325	327,437
International Lease Finance Corp., Sr. Unsec’d. Notes
4.875%	04/01/15		375	388,125
5.750%	05/15/16		575	615,969
8.875%	09/01/17	(a)	50	59,500
Invesco Finance PLC, Gtd. Notes
4.000%	01/30/24		2,565	2,542,377
Jefferies LoanCore LLC/JLC Finance Corp., Sr. Unsec’d. Notes, 144A
6.875%	06/01/20		850	841,500
JPMorgan Chase & Co., Sr. Unsec’d. Notes
2.000%	08/15/17		1,925	1,952,631
4.500%	01/24/22	(a)	12,660	13,390,874
Sub. Notes
3.375%	05/01/23	(a)	2,490	2,320,680
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Sr. Unsec’d. Notes
7.375%	10/01/17		375	393,750
MassMutual Global Funding II, Sr. Sec’d. Notes, 144A
2.100%	08/02/18	(a)(g)	3,540	3,511,471
Metalloinvest Finance Ltd. (Russia), Gtd. Notes, 144A
6.500%	07/21/16		1,000	1,058,750
Nationstar Mortgage LLC/Nationstar Capital Corp., Gtd. Notes
6.500%	07/01/21		1,175	1,119,187
6.500%	06/01/22		600	562,500
Neuberger Berman Group LLC/Neuberger Berman Finance Corp., Sr. Unsec’d. Notes, 144A
5.625%	03/15/20		1,425	1,496,250
5.875%	03/15/22		525	540,750
Outerwall, Inc., Gtd. Notes
6.000%	03/15/19		2,675	2,728,500
Peninsula Gaming LLC/Peninsula Gaming Corp., Gtd. Notes, 144A
8.375%	02/15/18		350	381,500
Perrigo Co. Ltd., Gtd. Notes, 144A
2.300%	11/08/18	(g)	5,075	5,009,167
Power Sector Assets & Liabilities Management Corp. (Philippines), Gov’t. Gtd. Notes
7.390%	12/02/24		400	488,000
RCI Banque SA (France), Sr. Unsec’d. Notes, 144A
4.600%	04/12/16	(g)	1,998	2,117,540
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Sr. Sec’d. Notes, 144A
9.500%	06/15/19		309	339,127

SEE NOTES TO FINANCIAL STATEMENTS.

A306

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Diversified Financial Services (continued)
					$86,907,016

Diversified Manufacturing
Gardner Denver, Inc., Sr. Unsec’d. Notes, 144A
6.875%	08/15/21	(a)		$750	748,125

Diversified Operations
Amsted Industries, Inc., Sr. Notes, 144A
8.125%	03/15/18			125	131,719

Diversified Telecommunication Services — 0.3%
Telecom Italia SpA (Italy), Sr. Unsec’d. Notes, MTN
6.375%	06/24/19		GBP	850	1,470,060
Verizon Communications, Inc., Sr. Unsec’d. Notes

4.500%	09/15/20			4,235	4,533,847
5.150%	09/15/23	(a)		3,465	3,720,343
6.400%	09/15/33			14,470	16,642,251

					26,366,501

Education
President And Fellows of Harvard College, Unsec’d. Notes
3.619%	10/01/37			1,310	1,109,470

Electric — 0.4%
Comision Federal de Electricidad (Mexico), Sr. Unsec’d. Notes, 144A
4.875%	01/15/24	(g)		585	580,613
5.750%	02/14/42			700	652,750
Constellation Energy Group, Inc., Gtd. Notes
5.150%	12/01/20			2,555	2,718,775
DPL, Inc., Sr. Unsec’d. Notes
7.250%	10/15/21			400	405,000
GenOn Energy, Inc., Sr. Unsec’d. Notes
9.500%	10/15/18	(a)		2,800	3,171,000
Hrvatska Elektroprivreda (Croatia), Sr. Unsec’d. Notes
6.000%	11/09/17			200	203,500
Sr. Unsec’d. Notes, 144A
6.000%	11/09/17			730	742,775
Iberdrola Finance Ireland Ltd. (Spain), Gtd. Notes, 144A
3.800%	09/11/14	(g)		1,555	1,586,212
Infinis PLC (United Kingdom), Sr. Sec’d. Notes, 144A
7.000%	02/15/19		GBP	500	883,868
Israel Electric Corp. Ltd. (Israel), Sr. Sec’d. Notes
9.375%	01/28/20			1,400	1,698,232
Majapahit Holding BV (Indonesia), Gtd. Notes
7.750%	01/20/20			1,320	1,448,700
Mexico Generadora de Energia (Mexico), Sr. Sec’d. Notes, 144A
5.500%	12/06/32			1,120	1,069,600

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Electric (continued)
NiSource Finance Corp., Gtd. Notes
5.250%	02/15/43			$2,715	$2,638,543
5.950%	06/15/41			540	562,657
6.250%	12/15/40			820	876,398
Origin Energy Finance Ltd. (Australia), Gtd. Notes, 144A
3.500%	10/09/18	(g)		7,450	7,486,788
Perusahaan Listrik Negara PT (Indonesia), Sr. Unsec’d. Notes
5.250%	10/24/42			300	225,000
5.500%	11/22/21			400	385,000
Sr. Unsec’d. Notes, 144A
5.250%	10/24/42			200	150,000
5.500%	11/22/21			900	866,250
PPL Capital Funding, Inc., Gtd. Notes
3.400%	06/01/23			970	902,577
3.500%	12/01/22			6,160	5,817,559
PPL WEM Holdings PLC, Sr. Unsec’d. Notes, 144A
3.900%	05/01/16	(g)		1,020	1,065,909
Public Service Co. of Oklahoma, Sr. Unsec’d. Notes
5.150%	12/01/19			1,445	1,600,862
Ruwais Power Co. PJSC (United Arab Emirates), Sr. Sec’d. Notes, 144A
6.000%	08/31/36			300	315,091
TECO Finance, Inc., Gtd. Notes
5.150%	03/15/20			2,530	2,774,646

					40,828,305

Electric Utilities
FirstEnergy Corp., Sr. Unsec’d. Notes
2.750%	03/15/18			2,180	2,142,003
4.250%	03/15/23			2,445	2,279,114

					4,421,117

Electrical Equipment
General Cable Corp., Gtd. Notes, 144A
6.500%	10/01/22	(a)		125	122,500

Electronic Components & Equipment — 0.1%
Anixter, Inc., Gtd. Notes
5.625%	05/01/19			750	788,437
Metropolitan Light International Ltd. (Hong Kong), Gtd. Notes, MTN
5.250%	01/17/18			800	802,254
Norcell Sweden Holding 2 AB (Sweden), Sec’d. Notes, 144A
10.750%	09/29/19		EUR	585	897,338
Rexel SA (France), Sr. Unsec’d. Notes, 144A
5.250%	06/15/20	(a)		1,675	1,683,375
SunEdison, Inc., Gtd. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A307

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Electronic Components & Equipment (continued)
7.750%	04/01/19	(a)		725	$777,563
Techem GmbH (Germany), Sr. Sec’d. Notes, 144A
6.125%	10/01/19		EUR	100	149,883
Trionista Holdco Gmbh (Germany), Sr. Sec’d. Notes, 144A
5.000%	04/30/20		EUR	100	140,735

					5,239,585

Engineering & Construction — 0.1%
Aguila 3 SA (Luxembourg), Sr. Sec’d. Notes, 144A
7.875%	01/31/18		CHF	625	743,568
7.875%	01/31/18			450	477,000
Dycom Investments, Inc., Gtd. Notes
7.125%	01/15/21			350	377,125
Heathrow Funding Ltd. (United Kingdom), Sr. Sec’d. Notes, 144A
4.875%	07/15/21	(a)(g)		4,343	4,530,183
Odebrecht Finance Ltd. (Brazil), Gtd. Notes, 144A
5.125%	06/26/22	(a)(g)		1,250	1,223,438
7.125%	06/26/42			830	766,713
Odebrecht Offshore Drilling Finance Ltd. (Brazil), Sr. Sec’d. Notes, 144A
6.750%	10/01/22			665	680,223
Offshore Drilling Holding SA (Mexico), Sr. Sec’d. Notes, 144A
8.375%	09/20/20			1,520	1,618,800

					10,417,050

Entertainment — 0.1%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes
5.250%	03/15/21			1,075	1,061,563
Cinemark USA, Inc., Gtd. Notes
7.375%	06/15/21			950	1,049,750
DreamWorks Animation SKG, Inc., Gtd. Notes, 144A
6.875%	08/15/20			625	660,937
Intralot Finance Luxembourg SA (Luxembourg), Gtd. Notes, 144A
9.750%	08/15/18		EUR	250	376,169
Pinnacle Entertainment, Inc., Gtd. Notes
7.500%	04/15/21			775	840,875
PNK Finance Corp., Gtd. Notes, 144A
6.375%	08/01/21	(a)		750	766,875
PortAventura Entertainment Barcelona BV (Spain), Sr. Sec’d. Notes, 144A
7.250%	12/01/20		EUR	150	210,483
Speedway Motorsports, Inc., Gtd. Notes
6.750%	02/01/19			1,225	1,301,563
Vougeot Bidco PLC (United Kingdom), Sr. Sec’d. Notes, 144A

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Entertainment (continued)
7.875%	07/15/20		GBP	150	$266,278

					6,534,493

Entertainment & Leisure — 0.1%
AMC Entertainment, Inc., Gtd. Notes
8.750%	06/01/19			1,350	1,442,813
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes
9.125%	08/01/18			175	189,875
Cirsa Funding Luxembourg SA (Spain), Gtd. Notes, 144A
8.750%	05/15/18		EUR	350	510,387
Easton-Bell Sports, Inc., Sr. Sec’d. Notes
9.750%	12/01/16			400	419,004
Graton Economic Development Authority, Sr. Sec’d. Notes, 144A
9.625%	09/01/19			750	870,000
Great Canadian Gaming Corp. (Canada), Gtd. Notes, 144A
6.625%	07/25/22		CAD	275	271,505
MU Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A
8.375%	02/01/17			205	214,728
National CineMedia LLC, Sr. Sec’d. Notes
6.000%	04/15/22			800	826,000
NCL Corp. Ltd., Gtd. Notes
5.000%	02/15/18			250	257,500
Seneca Gaming Corp., Gtd. Notes, 144A
8.250%	12/01/18			700	752,500
Six Flags Entertainment Corp., Gtd. Notes, 144A
5.250%	01/15/21			600	586,500
WMG Acquisition Corp., Gtd. Notes
11.500%	10/01/18			275	316,250
Sr. Sec’d. Notes, 144A
6.000%	01/15/21	(a)		203	210,866

					6,867,928

Environmental Control — 0.1%
Clean Harbors, Inc., Gtd. Notes
5.125%	06/01/21			275	277,750
5.250%	08/01/20	(a)		225	231,750
Republic Services, Inc., Gtd. Notes
3.550%	06/01/22			2,615	2,521,472
5.700%	05/15/41			1,545	1,653,485
Tervita Corp. (Canada), Gtd. Notes, 144A
9.750%	11/01/19			225	220,500
10.875%	02/15/18			400	407,000
Sr. Sec’d. Notes, 144A
8.000%	11/15/18			800	826,000

SEE NOTES TO FINANCIAL STATEMENTS.

A308

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Environmental Control (continued)
Waste Management, Inc., Gtd. Notes
2.900%	09/15/22		$2,010	$1,862,030

				7,999,987

Exploration & Production Halcon Resources Corp., Gtd. Notes, 144A
9.750%	07/15/20		400	416,500

Farming & Agriculture
Bunge Ltd. Finance Corp., Gtd. Notes
3.200%	06/15/17		2,106	2,165,951
Bunge NA Finance LP, Gtd. Notes
5.900%	04/01/17		560	611,429
MHP SA (Ukraine), Gtd. Notes, 144A
8.250%	04/02/20		1,385	1,229,465

				4,006,845

Financial Services — 0.4%
Ally Financial, Inc., Gtd. Notes
4.625%	06/26/15		825	858,650
5.500%	02/15/17		925	1,001,313
7.500%	09/15/20	(a)	450	524,250
8.000%	03/15/20	(a)	200	239,750
Bumble Bee Holdings, Inc. (Luxembourg), Sr. Sec’d. Notes, 144A
9.000%	12/15/17	(a)	456	499,068
CNH Capital LLC, Gtd. Notes
6.250%	11/01/16		575	634,656
Dtek Finance PLC (Ukraine), Gtd. Notes, 144A
7.875%	04/04/18		1,115	1,031,375
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes
5.750%	02/01/21	(a)	10,395	11,645,175
General Electric Capital Corp., Sub. Notes
5.300%	02/11/21	(a)	14,810	16,566,762
Harbinger Group, Inc., Sr. Sec’d. Notes, 144A
7.875%	07/15/19		900	966,375
Opal Acquisition, Inc., Sr. Unsec’d. Notes, 144A
8.875%	12/15/21		850	845,750
Patriot Merger Corp., Sr. Unsec’d. Notes, 144A
9.000%	07/15/21		600	630,000
SLM Corp., Sr. Unsec’d. Notes, MTN
5.050%	11/14/14		125	129,063
5.375%	05/15/14		575	585,063
Walter Investment Management Corp., Gtd. Notes, 144A
7.875%	12/15/21		1,025	1,037,813

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Financial Services (continued)

					$37,195,063

Financial–Bank & Trust — 0.2%
ABN AMRO Bank NV (Netherlands), Sub. Notes, MTN
6.250%	04/27/22			$2,055	2,209,072
Akbank TAS (Turkey), Sr. Unsec’d. Notes, 144A
5.000%	10/24/22			510	454,155
7.500%	02/05/18		TRY	500	198,849
Alfa Bank OJSC Via Alfa Bond Issuance PLC (Russia), Sub. Notes
7.500%	09/26/19			800	853,000
BPCE SA (France), Gtd. Notes
2.500%	12/10/18			5,060	5,032,909
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands), Bank Gtd. Notes
4.625%	12/01/23			3,835	3,861,914
Lloyds Bank PLC (United Kingdom), Bank Gtd. Notes, 144A
6.500%	09/14/20	(a)(g)		1,940	2,205,276
Santander UK PLC (United Kingdom), Sub. Notes, 144A
5.000%	11/07/23	(a)(g)		5,050	5,068,786
Turkiye Is Bankasi (Turkey), Sub. Notes
6.000%	10/24/22			900	807,300
Sub. Notes, 144A
7.850%	12/10/23			350	348,810

					21,040,071

Food — 0.2%
Agrokor Dd (Croatia), Gtd. Notes
9.125%	02/01/20		EUR	500	766,956
ARAMARK Corp., Gtd. Notes, 144A
5.750%	03/15/20	(a)		800	836,000
Avangardco Investments Public Ltd. (Ukraine), Sr. Unsec’d. Notes
10.000%	10/29/15			200	197,506
Barry Callebaut Services NV (Belgium), Gtd. Notes, 144A
5.500%	06/15/23			4,075	4,156,500
ConAgra Foods, Inc., Sr. Unsec’d. Notes
3.200%	01/25/23	(a)		3,300	3,063,812
Cosan Luxembourg SA (Brazil), Gtd. Notes, 144A
5.000%	03/14/23			310	269,328
Del Monte Corp., Gtd. Notes
7.625%	02/15/19	(a)		2,165	2,248,894
Delhaize Group SA (Belgium), Gtd. Notes
6.500%	06/15/17	(a)		1,030	1,156,785
ESAL GmbH (Brazil), Gtd. Notes, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A309

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Food (continued)
6.250%	02/05/23		$1,180	$1,059,050
Land O’lakes Capital Trust I, Ltd. Gtd. Notes, 144A
7.450%	03/15/28		175	168,000
Marfrig Holding Europe BV (Brazil), Gtd. Notes, 144A
11.250%	09/20/21		825	800,209
Michael Foods Holding, Inc., Sr. Unsec’d. Notes, PIK, 144A
8.500%	07/15/18		325	343,687
Minerva Luxembourg SA (Brazil), Gtd. Notes, 144A
7.750%	01/31/23		600	595,500
Post Holdings, Inc., Gtd. Notes
7.375%	02/15/22		525	561,750
Gtd. Notes, 144A
7.375%	02/15/22		275	294,250
R&R Ice Cream PLC (United Kingdom), Sr. Sec’d. Notes, 144A
8.375%	11/15/17	EUR	375	549,298
Tyson Foods, Inc., Gtd. Notes
4.500%	06/15/22		1,240	1,262,526
US Foods, Inc., Gtd. Notes
8.500%	06/30/19		2,250	2,463,750

				20,793,801

Food & Beverage
BRF SA (Brazil), Sr. Unsec’d. Notes, 144A
3.950%	05/22/23		360	311,400
Darling Escrow Corp., Sr. Unsec’d. Notes, 144A
5.375%	01/15/22		450	453,375
R&R Ice Cream PLC (United Kingdom), Sr. Sec’d. Notes, PIK, 144A
9.250%	05/15/18	EUR	475	673,064

				1,437,839

Food & Drug Retailers
Kroger Co. (The), Sr. Unsec’d. Notes
3.300%	01/15/21		2,425	2,409,017

Food Products
TreeHouse Foods, Inc., Gtd. Notes
7.750%	03/01/18		75	78,563

Foods — 0.1%
Elior Finance & Co. SCA (France), Sr. Sec’d. Notes, 144A
6.500%	05/01/20	EUR	150	224,928
JBS Investments GmbH (Brazil), Gtd. Notes, 144A
7.750%	10/28/20		325	329,875
Marfrig Holding Europe BV (Brazil), Gtd. Notes
11.250%	09/20/21		350	337,050

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Foods (continued)
WM Wrigley Jr Co., Sr. Unsec’d. Notes, 144A
2.400%	10/21/18(g)	$4,890	$4,860,010

			5,751,863

Gaming
Isle of Capri Casinos, Inc., Gtd. Notes
5.875%	03/15/21(a)	100	98,250

Gas Utilities
Southwest Gas Corp., Sr. Unsec’d. Notes
3.875%	04/01/22	1,895	1,910,458

Health Care Providers & Services — 0.1%
Express Scripts Holding Co., Gtd. Notes
3.125%	05/15/16	540	563,605
3.900%	02/15/22	3,745	3,748,558
HCA Holdings, Inc., Sr. Unsec’d. Notes
6.250%	02/15/21(a)	475	496,969
McKesson Corp., Sr. Unsec’d. Notes
1.400%	03/15/18(a)	2,240	2,152,199
UnitedHealth Group, Inc., Sr. Unsec’d. Notes
4.625%	11/15/41	715	675,403
WellCare Health Plans, Inc., Sr. Unsec’d. Notes
5.750%	11/15/20	675	690,187

			8,326,921

Healthcare Products — 0.1%
Baxter International, Inc., Sr. Unsec’d. Notes
3.200%	06/15/23(a)	2,095	2,001,456
Life Technologies Corp., Sr. Unsec’d. Notes
6.000%	03/01/20	2,605	2,993,200
Universal Hospital Services, Inc., Sec’d. Notes
7.625%	08/15/20	575	606,625

			5,601,281

Healthcare Services — 0.1%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., Gtd. Notes
7.750%	02/15/19(a)	150	161,250
Capella Healthcare, Inc., Gtd. Notes
9.250%	07/01/17	575	612,375
Catholic Health Initiatives, Sec’d. Notes
2.950%	11/01/22	1,810	1,645,015
Centene Corp., Sr. Unsec’d. Notes
5.750%	06/01/17	700	743,750

SEE NOTES TO FINANCIAL STATEMENTS.

A310

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Healthcare Services (continued)
CHS/Community Health Systems, Inc., Gtd. Notes
7.125%	07/15/20(a)		$750	$778,125
8.000%	11/15/19		400	434,000
Fresenius Medical Care US Finance II, Inc. (Germany), Gtd. Notes, 144A
5.625%	07/31/19		600	648,000
5.875%	01/31/22		150	158,250
Fresenius Medical Care US Finance, Inc. (Germany), Gtd. Notes
6.875%	07/15/17		25	28,375
HCA, Inc., Gtd. Notes
7.500%	02/15/22(a)		1,950	2,140,125
Health Management Associates, Inc., Sr. Sec’d. Notes
6.125%	04/15/16		325	359,937
Holding Medi-Partenaires SAS (France), Sr. Sec’d. Notes, 144A
7.000%	05/15/20	EUR	550	775,554
IASIS Healthcare LLC/IASIS Capital Corp., Gtd. Notes
8.375%	05/15/19(a)		600	636,000
Kaiser Foundation Hospitals, Gtd. Notes
3.500%	04/01/22		1,120	1,061,608
Kindred Healthcare, Inc., Gtd. Notes
8.250%	06/01/19(a)		375	399,375
MultiPlan, Inc., Gtd. Notes, 144A
9.875%	09/01/18(a)		325	357,500
Select Medical Corp., Gtd. Notes
6.375%	06/01/21(a)		875	855,313
Tenet Healthcare Corp., Sr. Sec’d. Notes
4.500%	04/01/21(a)		1,250	1,184,375
Sr. Sec’d. Notes, 144A
6.000%	10/01/20		625	652,344
Universal Health Services, Inc., Gtd. Notes
7.000%	10/01/18		400	427,000
Voyage Care Bondco PLC (United Kingdom), Sr. Sec’d. Notes, 144A
6.500%	08/01/18	GBP	100	170,481

				14,228,752

Holding Companies–Diversified — 0.1%
Alliance Global Group, Inc. (Philippines), Gtd. Notes
6.500%	08/18/17		100	105,500
Eads Finance BV (Netherlands), Gtd. Notes, 144A
2.700%	04/17/23(g)		3,240	2,971,346
KraussMaffei Group GmbH (Germany), Sr. Sec’d. Notes, 144A
8.750%	12/15/20	EUR	425	651,912

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Holding Companies–Diversified (continued)
Votorantim Cimentos SA (Brazil), Gtd. Notes, 144A
7.250%	04/05/41	$2,260	$2,147,000
WaveDivision Escrow LLC/WaveDivision Escrow Corp., Sr. Unsec’d. Notes, 144A
8.125%	09/01/20	150	159,000

			6,034,758

Home Builders — 0.1%
DR Horton, Inc., Gtd. Notes
4.750%	05/15/17	600	634,500
KB Home, Gtd. Notes
8.000%	03/15/20(a)	425	469,625
Meritage Homes Corp., Gtd. Notes
7.000%	04/01/22	200	211,500
NVR, Inc., Sr. Unsec’d. Notes
3.950%	09/15/22	3,105	2,934,622
Shea Homes LP/Shea Homes Funding Corp., Sr. Sec’d. Notes
8.625%	05/15/19	675	747,563
Standard Pacific Corp., Gtd. Notes
8.375%	05/15/18(a)	700	822,500
10.750%	09/15/16(a)	50	60,250
William Lyon Homes, Inc.,
Gtd. Notes
8.500%	11/15/20(a)	700	757,750
Gtd. Notes, 144A
8.500%	11/15/20	275	297,687

			6,935,997

Home Furnishings
RSI Home Products, Inc., Sec’d. Notes, 144A
6.875%	03/01/18	375	392,813
Tempur Sealy International, Inc., Gtd. Notes
6.875%	12/15/20	300	327,000
Whirlpool Corp., Sr. Unsec’d. Notes, MTN
3.700%	03/01/23	2,075	1,983,617

			2,703,430

Hotels & Motels
Hyatt Hotels Corp., Sr. Unsec’d. Notes
3.875%	08/15/16	2,515	2,655,556
MCE Finance Ltd. (Macau), Gtd. Notes, 144A
5.000%	02/15/21	350	341,250
Studio City Finance Ltd. (China), Gtd. Notes, 144A
8.500%	12/01/20(a)	775	858,313

			3,855,119

SEE NOTES TO FINANCIAL STATEMENTS.

A311

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Hotels, Restaurants & Leisure
MGM Resorts International, Gtd. Notes
6.625%	12/15/21(a)		$1,650	$1,744,875
6.750%	10/01/20(a)		850	909,500
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes
7.150%	12/01/19		200	238,831

				2,893,206

Household Products/Wares
Controladora Mabe SA de CV (Mexico), Gtd. Notes
7.875%	10/28/19		200	223,000

Housewares
Turkiye Sise ve Cam Fabrikalari AS (Turkey), Sr. Unsec’d. Notes, 144A
4.250%	05/09/20		200	175,980

Independent Power Producers & Energy Traders
Calpine Corp., Sr. Sec’d. Notes, 144A
7.500%	02/15/21(a)		523	570,724
7.875%	07/31/20		98	107,310
NRG Energy, Inc., Gtd. Notes
6.625%	03/15/23		525	528,937

				1,206,971

Industrial
Deutsche Raststaetten Gruppe IV GmbH (Germany), Sec’d. Notes, 144A
6.750%	12/30/20	EUR	225	324,236
Odebrecht Offshore Drilling Finance Ltd. (Brazil), Sr. Sec’d. Notes
6.750%	10/01/22		985	1,007,738

				1,331,974

Insurance — 0.2%
AFLAC, Inc., Sr. Unsec’d. Notes
3.625%	06/15/23		3,465	3,354,037
American International Group, Inc., Sr. Unsec’d. Notes
4.125%	02/15/24		3,800	3,777,971
6.400%	12/15/20		850	1,004,582
Sr. Unsec’d. Notes, MTN
5.850%	01/16/18		1,020	1,169,991
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, Sr. Unsec’d. Notes, 144A
7.875%	12/15/20		225	236,250
Berkshire Hathaway Finance Corp., Gtd. Notes
4.300%	05/15/43(a)		1,975	1,778,695
CNA Financial Corp., Sr. Unsec’d. Notes
5.875%	08/15/20		1,810	2,063,456
CNO Financial Group, Inc., Sr. Sec’d. Notes, 144A
6.375%	10/01/20		425	452,625

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Insurance (continued)
ING US, Inc., Gtd. Notes
2.900%	02/15/18		$1,585	$1,621,116
MetLife, Inc., Sr. Unsec’d. Notes
3.048%	12/15/22		3,285	3,063,512
Onex USI Acquisition Corp., Sr. Unsec’d. Notes, 144A
7.750%	01/15/21		375	383,437
Principal Financial Group, Inc., Gtd. Notes
6.050%	10/15/36		120	136,214
8.875%	05/15/19		620	792,689
Provident Cos., Inc., Sr. Unsec’d. Notes
7.000%	07/15/18		730	831,768
Reinsurance Group of America, Inc., Sr. Unsec’d. Notes
5.000%	06/01/21		810	850,044
5.625%	03/15/17		870	959,107
6.450%	11/15/19		1,734	1,999,494
Towergate Finance PLC (United Kingdom), Gtd. Notes, 144A
10.500%	02/15/19	GBP	200	348,248
Sr. Sec’d. Notes, 144A
8.500%	02/15/18	GBP	225	394,015
Unum Group, Sr. Unsec’d. Notes
5.625%	09/15/20		240	263,075

				25,480,326

Internet & Catalog Retail
Netflix, Inc., Sr. Unsec’d. Notes, 144A
5.375%	02/01/21		3,550	3,594,375

Internet Services
Ancestry.com, Inc., Gtd. Notes
11.000%	12/15/20		400	464,000
Sr. Unsec’d. Notes, PIK, 144A
9.625%	10/15/18		725	750,375
Bankrate, Inc., Gtd. Notes, 144A
6.125%	08/15/18		1,050	1,092,000
Cerved Group SpA (Italy), Sr. Sec’d. Notes, 144A
6.375%	01/15/20	EUR	150	217,850
Pacnet Ltd. (Hong Kong), Sr. Sec’d. Notes, 144A
9.000%	12/12/18		400	407,500

				2,931,725

Internet Software & Services
Equinix, Inc., Sr. Unsec’d. Notes
5.375%	04/01/23(a)		850	830,875
7.000%	07/15/21(a)		1,150	1,256,375

				2,087,250

SEE NOTES TO FINANCIAL STATEMENTS.

A312

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
IT Services
CoreLogic, Inc., Gtd. Notes
7.250%	06/01/21		$675	$732,375
Fidelity National Information Services, Inc., Gtd. Notes
7.875%	07/15/20		125	136,370

				868,745

Life Sciences Tools & Services
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes
1.850%	01/15/18		210	208,897
2.400%	02/01/19		865	856,948
4.150%	02/01/24(a)		1,965	1,946,329

				3,012,174

Lodging
Caesars Entertainment Operating Co., Inc., Sr. Sec’d. Notes
8.500%	02/15/20		900	866,250
Chester Downs & Marina LLC/Chester Downs Finance Corp., Sr. Sec’d. Notes, 144A
9.250%	02/01/20		950	952,375
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Gtd. Notes, 144A
5.625%	10/15/21(a)		1,000	1,037,500
Playa Resorts Holding BV (Netherlands), Sr. Unsec’d. Notes, 144A
8.000%	08/15/20		275	291,844
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, Gtd. Notes, 144A
5.875%	05/15/21		1,050	1,031,625
Station Casinos LLC, Gtd. Notes
7.500%	03/01/21		675	718,875

				4,898,469

Machinery
CNH Capital LLC, Gtd. Notes
3.625%	04/15/18		425	430,844
Ferreycorp SAA (Peru), Gtd. Notes, 144A
4.875%	04/26/20		520	486,200
Frigoglass Finance BV (Greece), Gtd. Notes, 144A
8.250%	05/15/18	EUR	225	323,463

				1,240,507

Machinery & Equipment — 0.1%
AGCO Corp., Sr. Unsec’d. Notes
5.875%	12/01/21		525	560,630
BC Mountain LLC/BC Mountain Finance, Inc., Gtd. Notes, 144A
7.000%	02/01/21(a)		1,000	1,010,000
Case New Holland, Inc., Gtd. Notes
7.875%	12/01/17		225	265,500

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Machinery & Equipment (continued)
Columbus Mckinnon Corp., Gtd. Notes
7.875%	02/01/19		$125	$134,687
HD Supply, Inc., Gtd. Notes
11.500%	07/15/20		175	208,906
Manitowoc Co., Inc. (The), Gtd. Notes
5.875%	10/15/22(a)		475	479,750
8.500%	11/01/20		125	141,875
Mcron Finance Sub LLC/Mcron Finance Corp., Sr. Sec’d. Notes, 144A
8.375%	05/15/19		350	390,250
Milacron LLC/Mcron Finance Corp., Gtd. Notes, 144A
7.750%	02/15/21		625	656,250
Terex Corp., Gtd. Notes
6.000%	05/15/21(a)		875	904,531
6.500%	04/01/20(a)		800	856,000

				5,608,379

Manufacturing
Eaton Corp., Gtd. Notes
4.000%	11/02/32		975	895,450
SPX Corp., Gtd. Notes
6.875%	09/01/17(a)		225	254,250
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., Sr. Sec’d. Notes, 144A
8.750%	02/01/19(a)		825	851,813

				2,001,513

Media — 0.9%
21st Century Fox America, Inc., Gtd. Notes
6.400%	12/15/35		1,960	2,228,038
AMC Networks, Inc., Gtd. Notes
4.750%	12/15/22		1,700	1,619,250
Arqiva Broadcast Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A
9.500%	03/31/20	GBP	575	1,056,915
Block Communications, Inc., Sr. Unsec’d. Notes, 144A
7.250%	02/01/20		300	318,000
British Sky Broadcasting Group PLC (United Kingdom), Gtd. Notes, 144A
6.100%	02/15/18(g)		380	432,610
Cable Communications Systems NV (Romania), Sec’d. Notes, 144A
7.500%	11/01/20	EUR	650	916,563
CC Holdings GS V LLC/Crown Castle GS III Corp., Sr. Sec’d. Notes
3.849%	04/15/23(a)		9,945	9,309,544
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes
5.125%	02/15/23(a)		915	848,663

SEE NOTES TO FINANCIAL STATEMENTS.

A313

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Media (continued)
5.250%	09/30/22			$975	$910,406
6.625%	01/31/22			3,925	4,042,750
Central European Media Enterprises Ltd. (Czech Republic), Sec’d. Notes, 144A
11.625%	09/15/16		EUR	575	789,053
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A
5.125%	12/15/21	(a)		1,625	1,523,437
6.375%	09/15/20			2,325	2,383,125
Clear Channel Communications, Inc., Sr. Sec’d. Notes
9.000%	12/15/19	(a)		1,100	1,122,000
Clear Channel Worldwide Holdings, Inc., Gtd. Notes
6.500%	11/15/22	(a)		50	50,687
Series A, Gtd. Notes
7.625%	03/15/20	(a)		50	52,000
Series B, Gtd. Notes
6.500%	11/15/22			450	459,563
7.625%	03/15/20	(a)		175	183,969
Cogeco Cable, Inc. (Canada), Gtd. Notes, 144A
4.875%	05/01/20			850	820,250
Comcast Corp., Gtd. Notes
3.125%	07/15/22			2,285	2,180,580
6.950%	08/15/37			3,499	4,301,321
CSC Holdings LLC, Sr. Unsec’d. Notes
6.750%	11/15/21	(a)		600	646,500
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes
1.750%	01/15/18	(a)		5,945	5,831,855
2.400%	03/15/17	(a)		5,040	5,131,017
DISH DBS Corp., Gtd. Notes
4.250%	04/01/18	(a)		1,025	1,045,500
5.125%	05/01/20			1,100	1,102,750
5.875%	07/15/22			175	175,000
7.125%	02/01/16			175	193,813
Gannett Co., Inc., Gtd. Notes, 144A
5.125%	10/15/19			450	468,000
6.375%	10/15/23			325	336,375
Grupo Televisa SAB (Mexico), Sr. Unsec’d. Notes, MTN
7.250%	05/14/43		MXN	2,000	124,037
Interpublic Group of Cos., Inc. (The), Sr. Unsec’d. Notes
2.250%	11/15/17			705	695,045
3.750%	02/15/23			1,225	1,146,756
4.000%	03/15/22			2,345	2,244,127
LIN Television Corp., Gtd. Notes
8.375%	04/15/18			800	846,000
MDC Partners, Inc. (Canada), Gtd. Notes, 144A
6.750%	04/01/20			1,925	2,014,031

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Media (continued)
Mediacom Broadband LLC/Mediacom Broadband Corp., Sr. Unsec’d. Notes
6.375%	04/01/23			$450	$460,125
Midcontinent Communications & Midcontinent Finance Corp., Gtd. Notes, 144A
6.250%	08/01/21			825	831,187
MPL 2 Acquisition Canco, Inc. (Canada), Sr. Sec’d. Notes, 144A
9.875%	08/15/18			425	444,125
Nara Cable Funding Ltd. (Spain), Sr. Sec’d. Notes, 144A
8.875%	12/01/18			625	671,875
8.875%	12/01/18			200	213,000
NBCUniversal Enterprise, Inc., Gtd. Notes, 144A
1.974%	04/15/19	(g)		1,880	1,838,977
NBCUniversal Media LLC, Gtd. Notes
2.875%	01/15/23	(a)		9,525	8,818,016
5.150%	04/30/20			2,860	3,196,754
Nielsen Finance LLC/Nielsen Finance Co. (Netherlands), Gtd. Notes
4.500%	10/01/20	(a)		850	826,625
7.750%	10/15/18			450	486,000
Numericable Finance & Co. SCA (Luxembourg), Sr. Sec’d. Notes, 144A
12.375%	02/15/19		EUR	520	872,747
Polish Television Holding BV (Poland), Sr. Sec’d. Notes, PIK, 144A
11.000%	01/15/21		EUR	500	744,600
Sirius XM Radio, Inc., Sr. Unsec’d. Notes, 144A
4.250%	05/15/20			450	425,250
4.625%	05/15/23			500	452,500
Starz LLC/Starz Finance Corp., Gtd. Notes
5.000%	09/15/19			1,025	1,048,063
TCM Sub LLC, Gtd. Notes, 144A
3.550%	01/15/15	(g)		1,590	1,634,339
Time Warner Entertainment Co. LP, Gtd. Notes
8.375%	03/15/23			600	690,108
Townsquare Radio LLC / Townsquare Radio, Inc., Gtd. Notes, 144A
9.000%	04/01/19			450	487,125
TVN Finance Corp. III AB (Poland), Gtd. Notes, 144A
7.375%	12/15/20		EUR	300	444,697
Unitymedia KabelBW GmbH (Germany), Sec’d. Notes, 144A
9.500%	03/15/21		EUR	525	838,462
Univision Communications, Inc., Sr. Sec’d. Notes, 144A
5.125%	05/15/23	(a)		4,025	4,019,969
6.750%	09/15/22	(a)		1,275	1,396,125
7.875%	11/01/20	(a)		775	851,531

SEE NOTES TO FINANCIAL STATEMENTS.

A314

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Media (continued)
Videotron Ltd. (Canada), Gtd. Notes
5.000%	07/15/22			$600	$586,500
9.125%	04/15/18			46	48,185
Gtd. Notes, 144A
6.875%	07/15/21		CAD	475	490,763
Walt Disney Co. (The), Sr. Unsec’d. Notes, MTN
1.100%	12/01/17			4,600	4,532,743
WideOpenWest Finance LLC/WideOpenWest Capital Corp., Gtd. Notes
10.250%	07/15/19			475	527,250
13.375%	10/15/19			650	752,375

					96,179,546

Medical Supplies & Equipment — 0.1%
Biomet, Inc., Gtd. Notes
6.500%	08/01/20			2,975	3,123,750
DaVita HealthCare Partners, Inc., Gtd. Notes
6.375%	11/01/18			225	236,250
6.625%	11/01/20	(a)		1,575	1,689,187
Hologic, Inc., Gtd. Notes
6.250%	08/01/20			325	342,875
Kinetic Concepts, Inc./KCI USA, Inc., Gtd. Notes
12.500%	11/01/19	(a)		250	281,250
Sec’d. Notes
10.500%	11/01/18			500	575,000

					6,248,312

Metal Fabricate/Hardware
Valmont Industries, Inc., Gtd. Notes
6.625%	04/20/20			640	718,060

Metals
Ferrexpo Finance PLC (Ukraine), Gtd. Notes
7.875%	04/07/16			740	717,800

Metals & Mining — 0.3%
Adaro Indonesia PT (Indonesia), Gtd. Notes, 144A
7.625%	10/22/19			250	263,750
AK Steel Corp., Gtd. Notes
7.625%	05/15/20	(a)		450	448,875
Aleris International, Inc., Gtd. Notes
7.875%	11/01/20			350	371,875
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes
5.750%	08/05/20	(a)		250	265,625
6.000%	03/01/21			525	556,500
6.125%	06/01/18			1,375	1,509,063
6.750%	02/25/22	(a)		225	244,687
10.350%	06/01/19	(a)		450	569,250

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Metals & Mining (continued)
Bluescope Steel Ltd./Bluescope Steel Finance (Australia), Gtd. Notes, 144A
7.125%	05/01/18		$825	$864,187
Corp. Nacional del Cobre de Chile (Chile), Sr. Unsec’d. Notes
3.000%	07/17/22		3,600	3,238,258
4.250%	07/17/42		200	159,948
5.625%	09/21/35		200	197,760
Sr. Unsec’d. Notes, 144A
4.500%	08/13/23	(g)	1,200	1,194,786
5.625%	10/18/43		370	363,672
7.500%	01/15/19	(g)	2,435	2,899,934
Eldorado Gold Corp. (Canada), Sr. Unsec’d. Notes, 144A
6.125%	12/15/20		1,075	1,034,688
Essar Steel Algoma, Inc. (Canada), Sr. Unsec’d. Notes, 144A
9.875%	06/15/15		175	107,625
Evraz Group SA (Russia), Sr. Unsec’d. Notes
6.500%	04/22/20		200	186,250
Sr. Unsec’d. Notes, 144A
6.500%	04/22/20		500	465,625
FMG Resources August 2006 Pty Ltd. (Australia), Gtd. Notes, 144A
7.000%	11/01/15	(a)	871	903,663
Fresnillo PLC (Mexico), Sr. Unsec’d. Notes, 144A
5.500%	11/13/23		350	339,500
JMC Steel Group, Sr. Notes, 144A
8.250%	03/15/18	(a)	675	681,750
Metalloinvest Finance Ltd. (Russia), Gtd. Notes, 144A
5.625%	04/17/20		1,200	1,164,000
Novelis, Inc., Gtd. Notes
8.750%	12/15/20		425	472,813
Peabody Energy Corp., Gtd. Notes
6.000%	11/15/18		400	426,000
6.250%	11/15/21	(a)	350	353,500
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp., Gtd. Notes
8.250%	04/15/18		250	265,000
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, Gtd. Notes
8.375%	06/01/20		722	796,005
Severstal Columbus LLC, Sr. Sec’d. Notes
10.250%	02/15/18		750	795,000
Steel Dynamics, Inc., Gtd. Notes
6.125%	08/15/19		300	324,750
United States Steel Corp., Sr. Unsec’d. Notes
6.875%	04/01/21	(a)	850	894,625
Vale Overseas Ltd. (Brazil), Gtd. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A315

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Metals & Mining (continued)
4.375%	01/11/22	(a)	$3,165	$3,075,092
Vedanta Resources PLC (India), Sr. Unsec’d. Notes, 144A
7.125%	05/31/23		700	641,375

				26,075,431

Multi-Utilities
CMS Energy Corp., Sr. Unsec’d. Notes
5.050%	03/15/22		240	259,097

Office Equipment — 0.1%
CDW LLC/CDW Finance Corp., Gtd. Notes
8.500%	04/01/19		1,150	1,270,750
Sr. Sec’d. Notes
8.000%	12/15/18		1,431	1,559,790
Xerox Corp., Sr. Unsec’d. Notes
6.350%	05/15/18		2,440	2,788,627
6.750%	02/01/17		400	454,299

				6,073,466

Oil & Gas — 1.1%
Antero Resources Finance Corp., Gtd. Notes
6.000%	12/01/20		650	682,500
7.250%	08/01/19		1,479	1,589,925
Gtd. Notes, 144A
5.375%	11/01/21	(a)	725	732,250
Athlon Holdings LP/Athlon Finance Corp., Gtd. Notes, 144A
7.375%	04/15/21		1,625	1,706,250
Atwood Oceanics, Inc., Sr. Unsec’d. Notes
6.500%	02/01/20		450	480,375
Chesapeake Energy Corp., Gtd. Notes
5.750%	03/15/23	(a)	2,125	2,188,750
CNOOC Curtis Funding No. 1 Pty Ltd. (China), Gtd. Notes, 144A
4.500%	10/03/23	(g)	1,940	1,925,409
CNOOC Finance (2013) Ltd. (China), Gtd. Notes
1.750%	05/09/18	(a)	985	962,841
Ecopetrol SA (Colombia), Sr. Unsec’d. Notes
4.250%	09/18/18		2,430	2,563,650
ENN Energy Holdings Ltd. (China), Sr. Unsec’d. Notes, 144A
6.000%	05/13/21		700	747,583
Exterran Partners LP/EXLP Finance Corp., Gtd. Notes, 144A
6.000%	04/01/21		1,525	1,513,563
Gazprom Neft OAO Via GPN Capital SA (Russia), Sr. Unsec’d. Notes, 144A
4.375%	09/19/22		210	192,413
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes
7.288%	08/16/37		3,875	4,083,281

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Oil & Gas (continued)
Sr. Unsec’d. Notes, 144A
4.950%	05/23/16	(a)(g)	$1,190	$1,263,185
GeoPark Latin America Ltd. Agencia en Chile (Chile), Sr. Sec’d. Notes, 144A
7.500%	02/11/20		255	258,825
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec’d. Notes
6.375%	04/09/21		200	217,000
7.000%	05/05/20		1,575	1,767,937
Laredo Petroleum, Inc., Gtd. Notes
7.375%	05/01/22		550	596,750
Lukoil International Finance BV (Russia), Gtd. Notes
7.250%	11/05/19		1,480	1,712,212
Mega Advance Investments Ltd. (China), Gtd. Notes, 144A
5.000%	05/12/21		400	409,725
Murphy Oil Corp., Sr. Unsec’d. Notes
4.000%	06/01/22		2,935	2,792,382
Nabors Industries, Inc., Gtd. Notes
4.625%	09/15/21		4,630	4,635,426
Gtd. Notes, 144A
2.350%	09/15/16	(g)	515	520,189
National Gas Co. of Trinidad & Tobago Ltd. (Trinidad & Tobago), Sr. Unsec’d. Notes, 144A
6.050%	01/15/36	(g)	100	104,125
Newfield Exploration Co., Sr. Unsec’d. Notes
5.750%	01/30/22		2,025	2,085,750
PBF Holding Co. LLC/PBF Finance Corp., Sr. Sec’d. Notes
8.250%	02/15/20		1,050	1,139,250
Pemex Project Funding Master Trust (Mexico), Gtd. Notes
6.625%	06/15/35		575	605,187
Penn Virginia Corp., Gtd. Notes
8.500%	05/01/20		800	860,000
Pertamina Persero PT (Indonesia), Sr. Unsec’d. Notes
5.625%	05/20/43		900	713,250
6.000%	05/03/42		500	413,125
Sr. Unsec’d. Notes, 144A
6.000%	05/03/42		600	495,750
Petrobras Global Finance BV (Brazil), Gtd. Notes
4.375%	05/20/23	(a)	1,775	1,581,333
5.625%	05/20/43		363	296,321
Petrobras International Finance Co. (Brazil), Gtd. Notes
5.375%	01/27/21		375	372,146
5.750%	01/20/20	(a)	3,405	3,503,537
5.875%	03/01/18		750	799,339
6.875%	01/20/40		200	189,149
7.875%	03/15/19		105	118,938

SEE NOTES TO FINANCIAL STATEMENTS.

A316

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Oil & Gas (continued)
Petrohawk Energy Corp., Gtd. Notes
7.250%	08/15/18		$545	$587,510
Petroleos de Venezuela SA (Venezuela), Gtd. Notes
5.375%	04/12/27		380	202,350
8.500%	11/02/17		10,925	9,095,063
Sr. Unsec’d. Notes
5.000%	10/28/15		4,596	3,791,470
5.125%	10/28/16		15,894	12,159,009
Petroleos Mexicanos (Mexico), Gtd. Notes
3.500%	07/18/18(a)		4,620	4,741,275
3.500%	01/30/23		1,300	1,191,125
4.875%	01/24/22		2,960	3,041,400
5.500%	01/21/21		910	978,250
5.500%	06/27/44		5,750	5,246,875
6.500%	06/02/41		5,860	6,123,700
7.190%	09/12/24	MXN	3,700	271,221
Petroleum Co. of Trinidad & Tobago Ltd. (Trinidad & Tobago), Sr. Unsec’d. Notes, 144A
9.750%	08/14/19		340	425,850
Precision Drilling Corp. (Canada), Gtd. Notes
6.500%	12/15/21(a)		100	106,500
6.625%	11/15/20		525	560,438
Reliance Holdings USA, Inc. (India), Gtd. Notes, 144A
5.400%	02/14/22		880	889,981
Rosneft Finance SA (Russia), Gtd. Notes
7.250%	02/02/20		600	677,250
Gtd. Notes, 144A
7.250%	02/02/20		359	405,221
Gtd. Notes, RegS
6.625%	03/20/17		1,000	1,105,000
Rowan Cos., Inc., Gtd. Notes
4.875%	06/01/22		730	740,769
5.000%	09/01/17		3,485	3,776,938
Sabine Pass LNG LP, Sr. Sec’d. Notes
6.500%	11/01/20		650	674,375
7.500%	11/30/16		225	254,250
Samson Investment Co., Gtd. Notes, 144A
10.500%	02/15/20(a)		1,150	1,253,500
Sibur Securities Ltd. (Russia), Gtd. Notes, 144A
3.914%	01/31/18		860	839,575
Swift Energy Co., Gtd. Notes
7.875%	03/01/22(a)		800	792,000
8.875%	01/15/20		825	858,000
Talent Yield Investments Ltd. (China), Gtd. Notes, 144A
4.500%	04/25/22		500	491,611

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Oil & Gas (continued)
Transocean, Inc., Gtd. Notes
2.500%	10/15/17(a)	$3,590	$3,628,032
6.000%	03/15/18(a)	3,400	3,812,916
Western Refining, Inc., Gtd. Notes
6.250%	04/01/21(a)	475	478,563

			116,019,638

Oil, Gas & Consumable Fuels — 0.4%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes
6.375%	09/15/17	2,590	2,973,499
Bill Barrett Corp., Gtd. Notes
7.000%	10/15/22(a)	1,925	1,997,187
7.625%	10/01/19(a)	875	940,625
Concho Resources, Inc., Gtd. Notes
5.500%	04/01/23(a)	2,275	2,343,250
7.000%	01/15/21	350	385,000
CONSOL Energy, Inc., Gtd. Notes
8.000%	04/01/17(a)	100	105,375
8.250%	04/01/20	600	649,500
Continental Resources, Inc., Gtd. Notes
5.000%	09/15/22	1,350	1,402,313
EQT Corp., Sr. Unsec’d. Notes
4.875%	11/15/21	2,375	2,435,586
8.125%	06/01/19	3,145	3,815,432
Noble Energy, Inc., Sr. Unsec’d. Notes
4.150%	12/15/21	1,785	1,835,424
6.000%	03/01/41	2,675	2,860,313
PDC Energy, Inc., Gtd. Notes
7.750%	10/15/22	1,675	1,809,000
Phillips 66, Gtd. Notes
4.300%	04/01/22	3,330	3,383,999
Pioneer Natural Resources Co., Sr. Unsec’d. Notes
3.950%	07/15/22(a)	2,095	2,103,026
7.500%	01/15/20	150	181,870
Range Resources Corp., Gtd. Notes
5.000%	08/15/22	400	393,000
5.000%	03/15/23	850	830,875
SM Energy Co., Sr. Unsec’d. Notes
6.500%	11/15/21	200	212,000
6.500%	01/01/23	275	288,406
6.625%	02/15/19(a)	625	664,063
Sr. Unsec’d. Notes, 144A
5.000%	01/15/24	650	619,125
Statoil ASA (Norway), Gtd. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A317

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Oil, Gas & Consumable Fuels (continued)
1.950%	11/08/18(a)		$2,620	$2,597,630
Talisman Energy, Inc. (Canada), Sr. Unsec’d. Notes
3.750%	02/01/21(a)		1,155	1,118,219
Tullow Oil PLC (United Kingdom), Gtd. Notes, 144A
6.000%	11/01/20		1,525	1,547,875

				37,492,592

Paper & Forest Products — 0.1%
Cascades, Inc. (Canada), Gtd. Notes
7.875%	01/15/20(a)		775	829,250
Clearwater Paper Corp., Gtd. Notes
7.125%	11/01/18		311	331,993
International Paper Co., Sr. Unsec’d. Notes
4.750%	02/15/22(a)		4,295	4,502,968
Mercer International, Inc., Gtd. Notes
9.500%	12/01/17		1,050	1,144,500
PH Glatfelter Co., Gtd. Notes
5.375%	10/15/20		800	820,000
Sappi Papier Holding GmbH (South Africa), Sr. Sec’d. Notes, 144A
6.625%	04/15/21(a)		600	591,000
7.750%	07/15/17		500	547,500
8.375%	06/15/19		225	246,938

				9,014,149

Personal Products — 0.1%
Avon Products, Inc., Sr. Unsec’d. Notes
4.600%	03/15/20		2,935	2,910,460
5.000%	03/15/23(a)		2,880	2,799,996

				5,710,456

Pharmaceuticals — 0.1%
Actavis, Inc., Sr. Unsec’d. Notes
3.250%	10/01/22(a)		2,930	2,732,867
Capsugel Financeco SCA, Gtd. Notes, 144A
9.875%	08/01/19	EUR	1,425	2,190,724
Capsugel SA, Sr. Unsec’d. Notes, PIK, 144A
7.000%	05/15/19		425	432,969
Par Pharmaceutical Cos., Inc., Gtd. Notes
7.375%	10/15/20		275	284,281
Valeant Pharmaceuticals International, Gtd. Notes, 144A
6.375%	10/15/20(a)		2,150	2,265,563
Sr. Unsec’d. Notes, 144A
6.750%	08/15/18(a)		950	1,043,813

				8,950,217

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Pipelines — 0.5%
Boardwalk Pipelines LP, Gtd. Notes
3.375%	02/01/23	$2,295	$2,063,517
5.750%	09/15/19	520	576,099
DCP Midstream Operating LP, Gtd. Notes
2.500%	12/01/17	840	836,386
3.250%	10/01/15	570	588,864
3.875%	03/15/23	3,645	3,356,553
El Paso LLC, Sr. Sec’d. Notes, MTN
7.750%	01/15/32	450	456,774
7.800%	08/01/31	125	126,846
8.250%	02/15/16	75	81,778
El Paso Natural Gas Co. LLC, Sr. Unsec’d. Notes
5.950%	04/15/17	62	68,936
Enable Oklahoma Interstate Transmission LLC, Sr. Unsec’d. Notes, 144A
6.250%	03/15/20(g)	375	405,797
Energy Transfer Equity LP, Sr. Sec’d. Notes
5.875%	01/15/24	975	965,250
Energy Transfer Partners LP, Sr. Unsec’d. Notes
3.600%	02/01/23	10,025	9,283,531
5.200%	02/01/22	2,110	2,221,395
Enterprise Products Operating LLC, Gtd. Notes
3.350%	03/15/23	2,990	2,840,237
5.950%	02/01/41(a)	1,530	1,666,251
Gulf South Pipeline Co. LP, Sr. Unsec’d. Notes
4.000%	06/15/22	295	287,641
Kinder Morgan Finance Co. LLC, Sr. Sec’d. Notes, 144A
6.000%	01/15/18	700	767,048
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Gtd. Notes
4.500%	07/15/23(a)	2,375	2,226,563
NuStar Logistics LP, Gtd. Notes
6.750%	02/01/21	800	825,533
ONEOK Partners LP, Gtd. Notes
3.200%	09/15/18	580	593,062
Plains All American Pipeline LP/PAA Finance Corp., Sr. Unsec’d. Notes
2.850%	01/31/23	3,640	3,309,473
5.750%	01/15/20(a)	850	970,272
Regency Energy Partners LP/Regency Energy Finance Corp., Gtd. Notes
5.500%	04/15/23	300	292,500
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A
6.000%	01/15/19	1,000	925,000
6.850%	07/15/18	50	48,625
Sabine Pass Liquefaction LLC, Sr. Sec’d. Notes, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A318

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Pipelines (continued)
5.625%	04/15/23	$275	$257,125
Spectra Energy Capital LLC, Gtd. Notes
3.300%	03/15/23(a)	3,115	2,758,694
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes
5.250%	05/01/23	125	121,094
Gtd. Notes, 144A
4.250%	11/15/23(a)	1,875	1,678,125
Western Gas Partners LP, Sr. Unsec’d. Notes
4.000%	07/01/22	4,690	4,476,234
Williams Cos., Inc. (The), Sr. Unsec’d. Notes
3.700%	01/15/23	2,025	1,767,436
Williams Partners LP, Sr. Unsec’d. Notes
3.350%	08/15/22	1,455	1,350,751
4.125%	11/15/20	1,460	1,496,757
6.300%	04/15/40	680	730,805

			50,420,952

Professional Services
Verisk Analytics, Inc., Gtd. Notes
5.800%	05/01/21(a)	710	766,758

Real Estate — 0.1%
Bestgain Real Estate Ltd. (China), Gtd. Notes
2.625%	03/13/18	1,000	933,493
BR Malls International Finance Ltd. (Brazil), Gtd. Notes, 144A
8.500%	01/29/49	560	568,400
BR Properties SA (Brazil), Gtd. Notes, 144A
9.000%	10/29/49	700	689,500
CBRE Services, Inc., Gtd. Notes
5.000%	03/15/23	1,050	1,009,313
Country Garden Holdings Co. Ltd. (China), Gtd. Notes
10.500%	08/11/15	800	877,000
11.125%	02/23/18	400	444,000
Gtd. Notes, 144A
7.250%	04/04/21	575	570,687
7.500%	01/10/23	385	368,637
11.125%	02/23/18	500	555,000
DuPont Fabros Technology LP, Gtd. Notes
5.875%	09/15/21	625	645,313
Jafz Sukuk Ltd. (United Arab Emirates), Gtd. Notes
7.000%	06/19/19	620	706,800
KWG Property Holding Ltd. (China), Gtd. Notes
12.750%	03/30/16	300	324,000
13.250%	03/22/17	327	384,094
Longfor Properties Co. Ltd. (China), Gtd. Notes

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Real Estate (continued)
6.750%	01/29/23	$500	$458,621
Gtd. Notes, MTN
6.875%	10/18/19	400	416,000
Realogy Group LLC, Sr. Sec’d. Notes, 144A
9.000%	01/15/20	125	145,625
Regency Centers LP, Gtd. Notes
6.000%	06/15/20	315	356,117
Sun Hung Kai Properties Capital Market Ltd. (Hong Kong), Gtd. Notes, MTN
4.500%	02/14/22	400	401,447
Swire Properties MTN Financing Ltd. (Hong Kong), Gtd. Notes, MTN
4.375%	06/18/22	500	498,915
WEA Finance LLC/WT Finance Aust Pty Ltd. (Australia), Gtd. Notes, 144A
3.375%	10/03/22(a)(g)	1,330	1,259,103

			11,612,065

Real Estate Investment Trusts (REITs) — 0.2%
American Tower Corp., Sr. Unsec’d. Notes
3.400%	02/15/19(a)	1,820	1,852,858
5.900%	11/01/21	1,910	2,083,888
7.250%	05/15/19	2,179	2,571,303
Corrections Corp. of America, Gtd. Notes
4.625%	05/01/23	475	447,687
Equity One, Inc., Gtd. Notes
3.750%	11/15/22	2,360	2,214,239
Hospitality Properties Trust, Sr. Unsec’d. Notes
5.625%	03/15/17	840	912,485
Host Hotels & Resorts LP, Gtd. Notes
6.750%	06/01/16	41	41,591
Unsub. Notes
5.875%	06/15/19	300	325,576
iStar Financial, Inc., Sr. Unsec’d. Notes
7.125%	02/15/18	450	496,125
Kilroy Realty LP, Gtd. Notes
4.800%	07/15/18	1,165	1,248,475
6.625%	06/01/20	670	764,266
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes
6.375%	02/15/22	250	258,750
6.875%	05/01/21	325	347,750
Omega Healthcare Investors, Inc., Gtd. Notes
5.875%	03/15/24	650	656,500
Potlatch Corp., Gtd. Notes
7.500%	11/01/19	125	141,875
ProLogis LP, Gtd. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A319

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Real Estate Investment Trusts (REITs) (continued)
4.500%	08/15/17	$1,230	$1,328,426
Weingarten Realty Investors, Sr. Unsec’d. Notes
3.500%	04/15/23	715	657,317

			16,349,111

Real Estate Management & Development
Forest City Enterprises, Inc., Sr. Unsec’d. Notes
4.250%	08/15/18	549	610,763
Howard Hughes Corp. (The), Sr. Unsec’d. Notes, 144A
6.875%	10/01/21	1,425	1,482,000

			2,092,763

Retail — 0.2%
AmeriGas Finance LLC/AmeriGas Finance Corp., Gtd. Notes
7.000%	05/20/22(a)	575	623,875
Arcos Dorados Holdings, Inc. (Argentina), Gtd. Notes, 144A
6.625%	09/27/23	500	507,750
Building Materials Holding Corp., Sr. Sec’d. Notes, 144A
9.000%	09/15/18	800	862,000
Chinos Intermediate Holdings A, Inc., Sr. Unsec’d. Notes, PIK, 144A
7.750%	05/01/19(a)	825	843,563
CST Brands, Inc., Gtd. Notes
5.000%	05/01/23	625	603,125
Dollar General Corp., Sr. Unsec’d. Notes
3.250%	04/15/23(a)	3,425	3,150,541
Ferrellgas LP/Ferrellgas Finance Corp., Sr. Unsec’d. Notes
6.500%	05/01/21(a)	2,050	2,091,000
Sr. Unsec’d. Notes, 144A
6.750%	01/15/22	425	431,375
New Look Bondco I PLC (United Kingdom), Sr. Sec’d. Notes, 144A
8.375%	05/14/18	1,000	1,035,000
Pantry, Inc. (The), Gtd. Notes
8.375%	08/01/20	300	318,750
PC Nextco Holdings LLC/PC Nextco Finance, Inc., Sr. Unsec’d. Notes, PIK, 144A
8.750%	08/15/19	800	821,000
Rite Aid Corp., Gtd. Notes
6.750%	06/15/21(a)	1,050	1,101,187
9.250%	03/15/20(a)	1,425	1,635,187
Sr. Unsec’d. Notes
7.700%	02/15/27	600	619,500
Sonic Automotive, Inc., Gtd. Notes
5.000%	05/15/23	1,275	1,195,313
7.000%	07/15/22	250	271,563

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Retail (continued)
Wok Acquisition Corp., Gtd. Notes, 144A
10.250%	06/30/20(a)	$525	$570,281

			16,681,010

Retail & Merchandising — 0.1%
99 Cents Only Stores, Gtd. Notes
11.000%	12/15/19	675	766,125
Claire’s Stores, Inc., Sr. Sec’d. Notes, 144A
6.125%	03/15/20(a)	250	241,250
9.000%	03/15/19(a)	750	813,750
DBP Holding Corp., Sr. Unsec’d. Notes, 144A
7.750%	10/15/20	500	497,500
Gymboree Corp. (The), Gtd. Notes
9.125%	12/01/18(a)	750	690,937
Jo-Ann Stores Holdings, Inc., Sr. Unsec’d. Notes, PIK, 144A
9.750%	10/15/19	500	523,125
Jo-Ann Stores, Inc., Sr. Unsec’d. Notes, 144A
8.125%	03/15/19(a)	825	863,156
New Academy Finance Co. LLC/New Academy Finance Corp., Sr. Unsec’d. Notes, PIK, 144A
8.000%	06/15/18(a)	750	768,757
Shearer’s Foods LLC/Chip Finance Corp., Sr. Sec’d. Notes, 144A
9.000%	11/01/19	775	817,625

			5,982,225

Retailers
Sears Holdings Corp., Sec’d. Notes
6.625%	10/15/18(a)	500	452,500

Road & Rail
Union Pacific Corp., Sr. Unsec’d. Notes
4.750%	09/15/41	1,385	1,342,396

Semiconductors
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A
5.750%	02/15/21(a)	400	418,000
Sr. Unsec’d. Notes, 144A
5.750%	03/15/23(a)	575	585,063
Sensata Technologies BV (Netherlands), Gtd. Notes, 144A
4.875%	10/15/23	700	658,000

			1,661,063

Software — 0.1%
ACI Worldwide, Inc., Gtd. Notes, 144A
6.375%	08/15/20	300	313,500
Activision Blizzard, Inc., Gtd. Notes, 144A
5.625%	09/15/21	1,600	1,656,000

SEE NOTES TO FINANCIAL STATEMENTS.

A320

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Software (continued)
6.125%	09/15/23(a)		$425	$443,063
BMC Software Finance, Inc., Sr. Unsec’d. Notes, 144A
8.125%	07/15/21		775	798,250
Epicor Software Corp., Gtd. Notes
8.625%	05/01/19		425	461,125
Healthcare Technology Intermediate, Inc., Sr. Unsec’d. Notes, PIK, 144A
7.375%	09/01/18		475	494,000
Infor US, Inc., Gtd. Notes
9.375%	04/01/19		575	646,875
10.000%	04/01/19	EUR	675	1,035,390
InterXion Holding NV (Netherlands), Sr. Sec’d. Notes, 144A
6.000%	07/15/20	EUR	200	289,740
MedAssets, Inc., Gtd. Notes
8.000%	11/15/18		225	243,000

				6,380,943

Steel
Ryerson, Inc./Joseph T Ryerson & Son, Inc., Gtd. Notes
11.250%	10/15/18		1,175	1,245,500
Sr. Sec’d. Notes
9.000%	10/15/17		800	848,000

				2,093,500

Telecommunications — 0.6%
Alcatel-Lucent USA, Inc. (France), Gtd. Notes, 144A
6.750%	11/15/20(a)		325	337,594
8.875%	01/01/20		525	585,375
Altice Finco SA (Luxembourg), Gtd. Notes
9.875%	12/15/20		400	450,000
Gtd. Notes, 144A
9.000%	06/15/23	EUR	1,200	1,803,549
9.875%	12/15/20(a)		1,350	1,518,750
Bharti Airtel International Netherlands BV (India), Gtd. Notes
5.125%	03/11/23		300	275,520
Gtd. Notes, 144A
5.125%	03/11/23		600	551,040
Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec’d. Notes
8.500%	11/15/18		2,410	3,051,381
CenturyLink, Inc., Sr. Unsec’d. Notes
5.625%	04/01/20(a)		2,850	2,899,875
6.450%	06/15/21		1,125	1,170,000
CommScope, Inc., Gtd. Notes, 144A
8.250%	01/15/19		913	1,000,876
Crown Castle Towers LLC, Sr. Sec’d. Notes, 144A
6.113%	01/15/20(g)		3,409	3,822,617

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Telecommunications (continued)
Digicel Group Ltd. (Jamaica), Sr. Unsec’d. Notes, 144A
8.250%	09/30/20	$200	$207,250
10.500%	04/15/18	1,100	1,177,000
Digicel Ltd. (Jamaica), Sr. Unsec’d. Notes, 144A
6.000%	04/15/21	200	193,000
EarthLink Holdings Corp, Gtd. Notes
8.875%	05/15/19	225	221,625
Eileme 2 AB (Poland), Sr. Sec’d. Notes, 144A
11.625%	01/31/20	800	958,983
GTP Acquisition Partners I LLC, Asset Backed, 144A
2.364%	05/15/18(g)	2,185	2,130,491
4.347%	06/15/16(g)	500	526,231
7.628%	06/15/16	375	402,291
Hughes Satellite Systems Corp., Gtd. Notes
7.625%	06/15/21	610	680,150
Sr. Sec’d. Notes
6.500%	06/15/19	675	730,687
Inmarsat Finance PLC (United Kingdom), Gtd. Notes, 144A
7.375%	12/01/17	850	884,000
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes
6.625%	12/15/22	650	669,500
Gtd. Notes, 144A
5.500%	08/01/23	1,400	1,331,750
6.625%	12/15/22	475	489,250
Intelsat Luxembourg SA (Luxembourg), Gtd. Notes, 144A
7.750%	06/01/21(a)	1,425	1,528,313
8.125%	06/01/23	525	563,063
Level 3 Communications, Inc., Sr. Unsec’d. Notes
8.875%	06/01/19	175	191,187
11.875%	02/01/19	325	373,750
Level 3 Financing, Inc., Gtd. Notes
7.000%	06/01/20(a)	100	106,000
8.625%	07/15/20	900	1,008,000
Matterhorn Financing & CY SCA (Luxembourg), Sr. Sec’d. Notes, PIK, 144A
9.000%	04/15/19	EUR 700	989,572
Matterhorn Midco & CY SCA (Luxembourg), Gtd. Notes, 144A
7.750%	02/15/20	EUR 600	851,853
Matterhorn Mobile SA (Luxembourg), Sr. Sec’d. Notes, 144A
6.750%	05/15/19	CHF 350	425,705
MetroPCS Wireless, Inc., Gtd. Notes, 144A
6.250%	04/01/21(a)	2,025	2,100,937
Millicom International Cellular SA (Luxembourg), Sr. Unsec’d. Notes, 144A
6.625%	10/15/21	550	568,975

SEE NOTES TO FINANCIAL STATEMENTS.

A321

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Telecommunications (continued)
Mobile Challenger Intermediate Group SA (Switzerland), Sr. Sec’d. Notes, PIK, 144A
8.750%	03/15/19	CHF	150	$174,458
NII Capital Corp., Gtd. Notes
7.625%	04/01/21		775	317,750
10.000%	08/15/16(a)		1,600	848,000
PAETEC Holding Corp., Gtd. Notes
9.875%	12/01/18		175	195,563
PCCW Capital No 4 Ltd. (Hong Kong), Gtd. Notes
5.750%	04/17/22		400	401,116
Qwest Corp., Sr. Unsec’d. Notes
7.500%	10/01/14		50	52,482
Sable International Finance Ltd. (United Kingdom), Sr. Sec’d. Notes, 144A
7.750%	02/15/17		125	130,469
8.750%	02/01/20		400	450,000
SBA Telecommunications, Inc., Gtd. Notes
8.250%	08/15/19		432	463,320
SBA Tower Trust, MORTGAGE, 144A
2.933%	12/15/17(g)		685	697,197
4.254%	04/15/15(g)		1,615	1,635,171
SES SA (Luxembourg), Gtd. Notes, 144A
3.600%	04/04/23(a)(g)		1,665	1,551,314
Sprint Communications, Inc., Gtd. Notes, 144A
9.000%	11/15/18		1,600	1,928,000
Sr. Unsec’d. Notes
11.500%	11/15/21		300	393,000
Sunrise Communications International SA, Notes, 144A
5.625%	12/31/17	CHF	400	465,781
Sr. Sec’d. Notes, 144A
7.000%	12/31/17	EUR	750	1,088,733
Syniverse Holdings, Inc., Gtd. Notes
9.125%	01/15/19		500	546,250
Telecom Italia Capital SA (Italy), Gtd. Notes
5.250%	10/01/15		765	804,206
6.175%	06/18/14		2,895	2,960,138
Telefonica Emisiones SAU (Spain), Gtd. Notes
3.992%	02/16/16		3,240	3,403,290
T-Mobile USA, Inc., Gtd. Notes
6.464%	04/28/19		1,100	1,168,750
tw telecom holdings, Inc., Gtd. Notes
5.375%	10/01/22		900	884,250
Gtd. Notes, 144A
5.375%	10/01/22		300	294,750

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Telecommunications (continued)
UPC Holding BV (Netherlands), Sr. Unsec’d. Notes, 144A
6.750%	03/15/23	CHF	825	$944,535
6.750%	03/15/23	EUR	200	281,365
UPCB Finance V Ltd. (Netherlands), Sr. Sec’d. Notes, 144A
7.250%	11/15/21		300	325,500
UPCB Finance VI Ltd. (Netherlands), Sr. Sec’d. Notes, 144A
6.875%	01/15/22		350	371,875
ViaSat, Inc., Gtd. Notes
6.875%	06/15/20		550	581,625
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (Russia), Sr. Unsec’d. Notes
7.748%	02/02/21		1,150	1,249,187
Sr. Unsec’d. Notes, 144A
7.748%	02/02/21		450	488,813
VimpelCom Holdings BV (Russia), Gtd. Notes
7.504%	03/01/22		350	365,617
Gtd. Notes, 144A
5.200%	02/13/19		290	290,000
7.504%	03/01/22		225	235,040
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec’d. Notes
5.250%	01/15/21		615	627,453
West Corp., Gtd. Notes
7.875%	01/15/19		550	594,000
8.625%	10/01/18		300	326,250
Wind Acquisition Finance SA (Italy), Sec’d. Notes, 144A
11.750%	07/15/17		1,350	1,436,063
Sr. Sec’d. Notes, 144A
6.500%	04/30/20		550	585,750

				66,333,201

Textiles, Apparel & Luxury Goods
PVH Corp., Sr. Unsec’d. Notes
7.375%	05/15/20		150	165,187

Tobacco — 0.1%
Altria Group, Inc., Gtd. Notes
4.750%	05/05/21		2,815	3,020,948
9.250%	08/06/19		1,690	2,226,252

				5,247,200

Transportation — 0.2%
Brunswick Rail Finance Ltd. (Russia), Gtd. Notes
6.500%	11/01/17		900	916,290
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes
5.050%	03/01/41		585	580,270
5.150%	09/01/43		4,745	4,820,365
5.400%	06/01/41		965	1,000,913

SEE NOTES TO FINANCIAL STATEMENTS.

A322

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Transportation (continued)
Florida East Coast Holdings Corp., Sr. Unsec’d. Notes, PIK
10.500%	08/01/17		$3	$3,243
Florida East Coast Railway Corp., Sr. Sec’d. Notes
8.125%	02/01/17		375	391,406
Gategroup Finance Luxembourg SA (Switzerland), Gtd. Notes, 144A
6.750%	03/01/19	EUR	350	510,146
GATX Corp., Sr. Unsec’d. Notes
2.500%	03/15/19		3,175	3,148,035
3.500%	07/15/16		3,550	3,701,972
4.850%	06/01/21		635	648,218
Kansas City Southern Railway Co (The), Gtd. Notes, 144A
4.300%	05/15/43(g)		5,810	5,070,236
Kazakhstan Temir Zholy Finance BV (Kazakhstan), Gtd. Notes, 144A
6.375%	10/06/20		1,500	1,636,875
6.950%	07/10/42		200	199,000

				22,626,969

Utilities — 0.1%
Electricite de France SA (France), Sr. Unsec’d. Notes, 144A
4.600%	01/27/20(a)(g)		1,150	1,244,329
Exelon Generation Co. LLC, Sr. Unsec’d. Notes
6.250%	10/01/39(a)		1,925	1,950,770
Israel Electric Corp. Ltd. (Israel), Sr. Sec’d. Notes, 144A
5.625%	06/21/18		800	846,200
6.875%	06/21/23(a)		1,245	1,329,038
Pennsylvania Electric Co., Sr. Unsec’d. Notes
6.150%	10/01/38		640	678,332
Tampa Electric Co., Sr. Unsec’d. Notes
6.150%	05/15/37		235	272,169

				6,320,838

Wireless Telecommunication Services — 0.1%
Altice Financing SA (Luxembourg), Gtd. Notes, 144A
6.500%	01/15/22		1,150	1,161,500
Altice Finco SA (Luxembourg), Gtd. Notes, 144A
8.125%	01/15/24		400	415,000
Crown Castle International Corp., Sr. Unsec’d. Notes
5.250%	01/15/23(a)		2,200	2,156,000
7.125%	11/01/19(a)		1,000	1,077,500
EarthLink, Inc., Sr. Sec’d. Notes
7.375%	06/01/20		175	174,563
SoftBank Corp. (Japan), Gtd. Notes, 144A
4.500%	04/15/20		1,475	1,438,125

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Wireless Telecommunication Services (continued)
Sprint Corp., Gtd. Notes, 144A
7.125%	06/15/24(a)		$3,375	$3,425,625
T-Mobile USA, Inc., Gtd. Notes
6.633%	04/28/21		1,075	1,131,437
6.731%	04/28/22		1,300	1,355,250
6.836%	04/28/23(a)		550	570,625

				12,905,625

TOTAL CORPORATE OBLIGATIONS
(cost $1,229,231,233)				1,229,996,269

FOREIGN GOVERNMENT BONDS — 2.3%
Argentina Bonar Bonds (Argentina), Bonds
7.000%	10/03/15		720	716,400
7.000%	04/17/17		860	776,150
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes
2.260%(c)	12/31/38	EUR	1,300	693,011
Bermuda Government International Bond (Bermuda), Sr. Unsec’d. Notes, 144A
4.138%	01/03/23(g)		2,410	2,303,724
4.854%	02/06/24		4,085	4,098,043
5.603%	07/20/20(g)		1,095	1,177,125
Brazil Notas do Tesouro Nacional (Brazil), Notes
6.000%	08/15/24	BRL	3,524	3,502,329
10.000%	01/01/21	BRL	7,897	2,907,968
Sr. Notes
10.000%	01/01/17	BRL	26,506	10,620,722
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes
2.625%	01/05/23		5,800	4,988,000
4.250%	01/07/25		1,600	1,524,000
Chile Government International Bond (Chile), Sr. Unsec’d. Notes
3.875%	08/05/20		420	436,800
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes
7.375%	03/18/19		700	841,400
Croatia Government International Bond (Croatia), Sr. Unsec’d. Notes
6.375%	03/24/21		500	523,250
6.625%	07/14/20		400	428,500
Sr. Unsec’d. Notes, 144A
5.500%	04/04/23		1,300	1,264,250
6.000%	01/26/24(a)		555	550,838
Dominican Republic International Bond (Dominican Republic), Sr. Unsec’d. Notes
7.500%	05/06/21		675	732,375
9.040%	01/23/18		74	79,678
Sr. Unsec’d. Notes, 144A
5.875%	04/18/24		500	477,500
7.500%	05/06/21		400	434,000
Unsec’d. Notes, 144A
6.600%	01/28/24		140	140,700

SEE NOTES TO FINANCIAL STATEMENTS.

A323

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
Egypt Government International Bond (Egypt), Sr. Unsec’d. Notes
5.750%	04/29/20			$400	$380,000
Grenada Government International Bond (Grenada), Unsub. Notes(i)
6.000%	09/15/25	(g)		284	93,720
Hazine Mustesarligi Varlik Kiralama A/S (Turkey), Bonds, 144A
4.557%	10/10/18			400	393,000
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes
5.750%	11/22/23			310	311,550
7.625%	03/29/41			100	109,375
Iceland Government International Bond (Iceland), Unsec’d. Notes
5.875%	05/11/22			100	102,000
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes
3.375%	04/15/23			950	809,875
4.625%	04/15/43			1,800	1,442,250
Sr. Unsec’d. Notes, 144A
4.875%	05/05/21	(g)		500	495,000
5.375%	10/17/23			400	398,000
11.625%	03/04/19	(g)		990	1,319,175
Ivory Coast Government International Bond (Ivory Coast), Sr. Unsec’d. Notes
5.750%(c)	12/31/32			1,150	1,026,375
Jamaica Government International Bond (Jamaica), Sr. Unsec’d. Notes
8.000%	06/24/19			595	575,663
Unsec’d. Notes
10.625%	06/20/17			1,400	1,510,250
Lithuania Government International Bond (Lithuania), Sr. Unsec’d. Notes
6.125%	03/09/21			400	453,120
Mexican Bonos (Mexico), Bonds
6.500%	06/09/22		MXN	17,100	1,323,988
7.500%	06/03/27		MXN	6,500	530,857
7.750%	11/13/42		MXN	84,300	6,591,154
8.000%	06/11/20		MXN	30,000	2,567,190
8.500%	12/13/18		MXN	9,000	779,286
8.500%	11/18/38		MXN	8,000	676,784
10.000%	11/20/36		MXN	2,338	227,417
Mexican Udibonos (Mexico), Bonds
2.500%	12/10/20		MXN	2,917	1,143,311
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes
4.000%	10/02/23			700	693,000
5.750%	10/12/2110			376	347,800
6.050%	01/11/40			2,276	2,475,150
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44	(a)		5,706	5,142,533
Mongolia Government International Bond (Mongolia), Sr. Unsec’d. Notes
4.125%	01/05/18			1,400	1,260,000
5.125%	12/05/22			200	166,500
Sr. Unsec’d. Notes, 144A
4.125%	01/05/18			215	193,500

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
Morocco Government International Bond (Morocco), Sr. Unsec’d. Notes, 144A
4.250%	12/11/22			$975	$901,875
Namibia International Bonds (Namibia), Sr. Unsec’d. Notes
5.500%	11/03/21			1,000	1,020,000
Sr. Unsec’d. Notes, 144A
5.500%	11/03/21			200	204,000
Panama Government International Bond (Panama), Sr. Unsec’d. Notes
4.300%	04/29/53			200	151,500
5.200%	01/30/20			1,620	1,763,775
6.700%	01/26/36			570	636,975
Perusahaan Penerbit SBSN Indonesia (Indonesia), Sr. Unsec’d. Notes
3.300%	11/21/22			2,223	1,833,975
4.000%	11/21/18			1,300	1,274,845
Sr. Unsec’d. Notes, 144A
4.000%	11/21/18	(g)		770	754,600
Unsec’d. Notes, 144A
6.125%	03/15/19			800	853,000
Peruvian Government International Bond (Peru), Sr. Unsec’d. Notes
6.900%	08/12/37		PEN	2,300	804,387
Philippine Government International Bond (Philippines), Sr. Unsec’d. Notes
8.375%	06/17/19			900	1,147,500
Poland Government International Bond (Poland), Sr. Unsec’d. Notes
3.000%	03/17/23	(a)		6,290	5,727,045
3.875%	07/16/15			2,490	2,605,287
Province of Manitoba Canada (Canada), Unsec’d. Notes
1.300%	04/03/17			2,125	2,141,955
Province of Ontario Canada (Canada), Sr. Unsec’d. Notes
1.200%	02/14/18	(a)		3,155	3,094,109
1.600%	09/21/16	(a)		1,980	2,017,959
Qatar Government International Bond (Qatar), Sr. Unsec’d. Notes
4.500%	01/20/22			527	557,829
5.750%	01/20/42			300	315,000
Republic of Armenia (Armenia), Sr. Unsec’d. Notes, 144A
6.000%	09/30/20			1,700	1,687,250
Republic of Brazil (Brazil), Sr. Unsec’d. Notes
4.875%	01/22/21			1,800	1,899,000
5.625%	01/07/41	(a)		3,870	3,753,900
7.125%	01/20/37			1,410	1,614,450
Republic of Colombia (Colombia), Sr. Unsec’d. Notes
4.375%	07/12/21			200	206,000
6.125%	01/18/41			2,765	2,958,550
Republic of Congo (Congo), Sr. Unsec’d. Notes
3.500%(c)	06/30/29			160	141,246
Republic of Iceland (Iceland), Unsec’d. Notes
4.875%	06/16/16			1,000	1,037,500

SEE NOTES TO FINANCIAL STATEMENTS.

A324

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Unsec’d. Notes, 144A
4.875%	06/16/16			$850	$881,875
5.875%	05/11/22			435	443,700
Republic of Indonesia (Indonesia), Sr. Unsec’d. Notes
3.750%	04/25/22			1,300	1,171,625
4.875%	05/05/21			2,400	2,376,000
5.250%	01/17/42			750	643,125
5.875%	03/13/20			2,569	2,715,433
7.750%	01/17/38			980	1,106,175
11.625%	03/04/19			241	321,133
Sr. Unsec’d. Notes, 144A
3.750%	04/25/22			2,913	2,625,341
5.250%	01/17/42			1,000	857,500
6.875%	01/17/18	(g)		965	1,079,353
Republic of Iraq (Iraq), Unsec’d. Notes
5.800%	01/15/28			2,190	1,861,500
Republic of Peru (Peru), Sr. Unsec’d. Notes
5.625%	11/18/50			1,190	1,190,000
6.550%	03/14/37			460	529,000
Republic of Philippines (Philippines), Sr. Unsec’d. Notes
6.375%	10/23/34			4,375	5,206,250
Republic of Serbia (Serbia), Bonds
4.875%	02/25/20			840	794,220
Sr. Unsec’d. Notes
5.250%	11/21/17			850	852,125
6.750%(c)	11/01/24			582	572,118
7.250%	09/28/21			4,460	4,694,150
Sr. Unsec’d. Notes, 144A
5.250%	11/21/17			270	270,675
Unsec’d. Notes, 144A
5.875%	12/03/18			640	651,200
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes
4.375%	08/22/23			1,000	965,000
6.750%	02/07/22			1,000	1,135,000
Sr. Unsec’d. Notes, 144A
4.375%	08/22/23			996	961,140
Sr. Unsec’d. Notes, MTN
4.875%	11/07/19		EUR	600	882,542
Russian Federal Bond - OFZ (Russia), Bonds
7.500%	03/15/18		RUB	110,000	3,424,311
Russian Foreign Bond - Eurobond (Russia), Sr. Unsec’d. Notes
4.500%	04/04/22			2,000	2,025,000
5.000%	04/29/20			2,300	2,459,850
5.625%	04/04/42			1,000	995,000
7.500%(c)	03/31/30			18,361	21,394,470
Sr. Unsec’d. Notes, 144A
7.500%(c)	03/31/30	(g)		1,913	2,228,591
Rwanda International Government Bond (Rwanda), Sr. Unsec’d. Notes, 144A
6.625%	05/02/23			375	354,375

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Slovenia Government International Bond (Slovenia), Bonds
5.850%	05/10/23			$1,900	$1,928,500
South Africa Government International Bond (South Africa), Bonds
8.000%	12/21/18		ZAR	8,700	857,655
Sr. Unsec’d. Notes
4.665%	01/17/24			3,360	3,213,000
5.875%	05/30/22	(a)		1,300	1,392,625
5.875%	09/16/25			2,905	3,021,200
6.250%	03/08/41			200	207,260
Sri Lanka Government International Bond (Sri Lanka), Sr. Unsec’d. Notes
5.875%	07/25/22			1,000	935,000
6.250%	10/04/20			800	788,000
6.250%	07/27/21			400	389,000
Svensk Exportkredit AB (Sweden), Sr. Unsec’d. Notes
5.125%	03/01/17			345	387,742
Tanzania Government International Bond (Tanzania), Notes
6.450%(c)	03/08/20			1,100	1,149,500
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes
3.250%	03/23/23			2,100	1,727,250
5.625%	03/30/21			1,750	1,757,000
6.250%	09/26/22			4,350	4,517,475
6.750%	05/30/40			1,550	1,498,850
6.875%	03/17/36			600	588,600
7.000%	03/11/19			500	547,500
7.000%	06/05/20			2,000	2,183,000
7.250%	03/05/38			200	205,800
7.375%	02/05/25			100	107,950
7.500%	11/07/19			2,800	3,131,800
Unsec’d. Notes
4.875%	04/16/43			1,300	995,150
5.125%	03/25/22			2,100	2,011,800
6.000%	01/14/41			3,125	2,743,750
Ukraine Government International Bond (Ukraine), Sr. Unsec’d. Notes
6.580%	11/21/16			6,615	6,201,563
6.750%	11/14/17			850	782,000
6.875%	09/23/15			1,400	1,363,600
9.250%	07/24/17			779	776,725
Sr. Unsec’d. Notes, 144A
6.250%	06/17/16			400	375,400
Venezuela Government International Bond (Venezuela), Sr. Unsec’d. Notes
7.650%	04/21/25			2,040	1,377,000
8.250%	10/13/24			2,200	1,548,800
9.250%	05/07/28			2,382	1,762,532
11.950%	08/05/31			4,524	3,854,022
12.750%	08/23/22			7,035	6,489,787
Wakala Global Sukuk Bhd (Malaysia), Sr. Unsec’d. Notes
4.646%	07/06/21			1,000	1,040,502

TOTAL FOREIGN GOVERNMENT BONDS (cost $257,769,823)					243,383,213

SEE NOTES TO FINANCIAL STATEMENTS.

A325

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
MUNICIPAL BONDS — 1.0%
California — 0.2%
Bay Area Toll Authority, Revenue Bonds
6.263%	04/01/49	$2,375	$2,848,599
California Educational Facilities Authority, Revenue Bonds
5.250%	04/01/40	2,310	2,685,259
City of Los Angeles Department of Airports, Revenue Bonds
7.053%	05/15/40	1,230	1,412,360
East Bay Municipal Utility District, Revenue Bonds
5.874%	06/01/40	1,505	1,708,325
Los Angeles Department of Water & Power, Revenue Bonds
5.000%	07/01/43	2,095	2,168,304
San Diego County Water Authority, Revenue Bonds
6.138%	05/01/49	275	321,615
State of California, General Obligation Unlimited
5.000%	04/01/43	370	375,446
University of California, Revenue Bonds
4.601%	05/15/31	4,385	4,372,459

			15,892,367

Colorado
Denver City & County School District No. 1, Refunding Notes
4.242%	12/15/37	1,215	1,081,241
Regional Transportation District, Revenue Bonds
5.000%	11/01/38	770	803,895

			1,885,136

Delaware
State of Delaware, General Obligation Unlimited
5.000%	08/01/24	1,990	2,343,185
District of Columbia
District of Columbia, Revenue Bonds
5.250%	12/01/34	770	834,580
5.591%	12/01/34	120	132,170

			966,750

Florida — 0.1%
State Board of Administration Finance Corp., Revenue Bonds
1.298%	07/01/16	2,100	2,095,485
2.995%	07/01/20	2,345	2,219,144
State of Florida Lottery Revenue, Revenue Bonds
5.000%	07/01/20	1,520	1,767,000

			6,081,629

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
MUNICIPAL BONDS (continued)
Georgia — 0.1%
State of Georgia, General Obligation Unlimited
5.000%	10/01/21	$5,745	$6,826,669
5.000%	07/01/23	995	1,166,160
5.000%	07/01/24	720	834,955
5.000%	07/01/25	745	856,079

			9,683,863

Hawaii
State of Hawaii, General Obligation Unlimited
5.000%	12/01/23	1,645	1,885,236

Illinois
Chicago Transit Authority, Revenue Bonds
6.899%	12/01/40	300	336,276
City of Chicago IL O’Hare International Airport Revenue, Refunding Notes
6.395%	01/01/40	480	535,474
Metropolitan Water Reclamation District of Greater Chicago, General Obligation Ltd.
5.720%	12/01/38	2,065	2,241,289

			3,113,039

Kansas
Kansas Development Finance Authority, Revenue Bonds
5.501%	05/01/34	125	128,506

Maryland — 0.1%
Maryland State Transportation Authority, Revenue Bonds
5.754%	07/01/41	1,140	1,231,850
5.888%	07/01/43	2,120	2,298,250
State of Maryland, General Obligation Unlimited
5.000%	03/01/24	3,555	4,084,055

			7,614,155

Massachusetts
Commonwealth of Massachusetts, General Obligation Ltd.
4.500%	08/01/31	840	807,374
5.000%	06/01/25	885	999,696
Revenue Bonds
5.000%	06/01/23	2,215	2,553,718
Massachusetts Bay Transportation Authority, Revenue Bonds
5.000%	07/01/20	930	1,095,568

			5,456,356

Minnesota
State of Minnesota, Revenue Bonds
5.000%	03/01/27	900	994,698

New York — 0.2%
City of New York, General Obligation Unlimited
5.846%	06/01/40	1,180	1,285,881
6.271%	12/01/37	645	752,612

SEE NOTES TO FINANCIAL STATEMENTS.

A326

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
MUNICIPAL BONDS (continued)
New York (continued)
Housing Development Corp., Revenue Bonds
6.420%	11/01/27	$5	$5,005
Metropolitan Transportation Authority, Revenue Bonds
7.336%	11/15/39	1,940	2,538,975
New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds
5.000%	11/01/24	610	686,860
5.000%	02/01/25	620	686,929
5.267%	05/01/27	1,810	1,942,293
5.508%	08/01/37	1,905	2,088,394
New York City Water & Sewer System, Revenue Bonds
5.952%	06/15/42	265	306,637
New York State Dormitory Authority, Revenue Bonds
4.000%	12/15/22	920	996,130
New York State Urban Development Corp., Revenue Bonds
5.000%	03/15/43	3,270	3,354,693
Port Authority of New York & New Jersey, Revenue Bonds
4.458%	10/01/62	4,320	3,662,669
Tompkins County Industrial Development Agency, Revenue Bonds
5.000%	07/01/37	780	820,615
Utility Debt Securitization Authority, Revenue Bonds
2.042%	06/15/21	1,820	1,803,420

			20,931,113

Ohio
JobsOhio Beverage System, Revenue Bonds
4.532%	01/01/35	1,915	1,773,596

Oregon
State of Oregon, General Obligation Unlimited
5.892%	06/01/27	60	68,799

Pennsylvania — 0.1%
Commonwealth of Pennsylvania, General Obligation Unlimited
5.000%	07/01/21	1,670	1,958,977
5.000%	04/01/25	725	822,853
Philadelphia Authority for Industrial Development, Revenue Bonds
3.964%	04/15/26	3,920	3,505,146

			6,286,976

South Carolina
South Carolina State Public Service Authority, Revenue Bonds
4.322%	12/01/27	1,460	1,379,539

Texas — 0.1%
City of Houston TX, General Obligation Ltd.
5.000%	03/01/23	850	974,313

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
MUNICIPAL BONDS (continued)
Texas (continued)
Dallas Independent School District, General Obligation Unlimited
5.000%	08/15/29	$1,025	$1,131,313
Texas Transportation Commission, Revenue Bonds
5.178%	04/01/30	2,420	2,597,023
University of Texas System (The), Revenue Bonds
5.000%	08/15/43	2,805	2,944,913

			7,647,562

Utah
Utah Transit Authority, Revenue Bonds
5.937%	06/15/39	1,920	2,147,616

Virginia — 0.1%
Commonwealth of Virginia, General Obligation Unlimited
5.000%	06/01/23	695	826,494
University of Virginia, Revenue Bonds
5.000%	09/01/40	1,130	1,151,730
5.000%	06/01/43	685	729,957
Virginia College Building Authority, Revenue Bonds
5.000%	02/01/22	620	725,071
Virginia Commonwealth Transportation Board, Revenue Bonds
5.350%	05/15/35	120	126,107
Virginia Public Building Authority, Revenue Bonds
5.900%	08/01/30	1,015	1,128,051
Virginia Public School Authority, Revenue Bonds
4.250%	12/15/30	1,755	1,609,581
5.000%	08/01/23	1,470	1,699,423

			7,996,414

Washington
State of Washington, General Obligation Unlimited
5.000%	07/01/24	1,590	1,814,238

TOTAL MUNICIPAL BONDS (cost $112,459,703)			106,090,773

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.2%
Banc of America Mortgage Securities, Inc., Series 2004-A, Class 2A2
2.910%(c)	02/25/34	39	38,920
Series 2004-D, Class 2A2
3.109%(c)	05/25/34	18	17,760
Series 2004-H, Class 2A2
2.500%(c)	09/25/34	28	28,209
Series 2004-I, Class 3A2
3.121%(c)	10/25/34	13	13,433
Series 2005-J, Class 2A1
2.752%(c)	11/25/35	165	151,843
Series 2005-J, Class 3A1

SEE NOTES TO FINANCIAL STATEMENTS.

A327

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
2.801%(c)	11/25/35		$43	$39,398
Credit Suisse Mortgage Capital Certificates, Series 2010-1R, Class 42A1, 144A
5.000%	10/27/36	(g)	72	73,224
DSLA Mortgage Loan Trust, Series 2004-AR1, Class A1A
1.006%(c)	09/19/44		2,448	2,290,103
Federal National Mortgage Assoc., Series 319, Class 2, IO
6.500%	02/01/32	(g)	9	1,770
Fosse Master Issuer PLC (United Kingdom), Series 2011-1A, Class A5, 144A
1.746%(c)	10/18/54	(g)	575	587,752
Series 2012-1A, Class 3A1, 144A
1.739%(c)	10/18/54	(g)	2,620	2,692,506
Government National Mortgage Assoc., Series 2010-92, Class PI, IO
4.500%	11/20/37	(g)	1,633	231,297
Series 2010-103, Class IN, IO
4.500%	02/20/39	(g)	1,735	235,669
Series 2010-164, Class MI, IO
4.000%	09/20/37	(g)	7,191	955,405
Series 2011-41, Class AI, IO
4.500%	12/20/39	(g)	2,026	361,712
Series 2011-88, Class EI, IO
4.500%	11/20/39	(g)	1,870	333,905
Series 2013-24, Class OI, IO
4.000%	02/20/43	(g)	2,329	571,929
Holmes Master Issuer PLC (United Kingdom), Series 2012-1A, Class A2, 144A
1.894%(c)	10/15/54	(g)	1,650	1,673,211
Series 2012-3A, Class B1, 144A
2.444%(c)	10/15/54	(g)	1,250	1,291,237
JPMorgan Mortgage Trust, Series 2007-A1, Class 1A1
2.774%(c)	07/25/35		484	481,721
Sequoia Mortgage Trust, Series 2010-H1, Class A1
3.750%(c)	02/25/40		27	26,750
Series 2013-6, Class A1
2.500%(c)	05/25/43		3,310	3,009,503
Series 2013-7, Class A2
3.000%(c)	06/25/43		1,585	1,457,220
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR12, Class 2A1
2.550%(c)	09/25/35		102	102,274
Wells Fargo Mortgage Backed Securities Trust, Series 2003-O, Class 5A1
2.512%(c)	01/25/34		24	23,574
Series 2004-G, Class A3
4.710%(c)	06/25/34		212	212,139
Series 2005-AR2, Class 2A2
2.673%(c)	03/25/35		29	29,520

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $16,206,833)				16,931,984

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.7%
Federal Home Loan Mortgage Corp.
2.392%(c)	03/01/36	$36	$37,729
2.410%(c)	09/01/32	1	1,296
2.451%(c)	04/01/37	310	327,834
2.475%(c)	07/01/35	22	22,947
2.500%	05/01/28	3,611	3,582,192
2.525%(c)	11/01/35	15	16,459
2.591%(c)	01/01/37	22	23,530
2.598%(c)	01/01/36	5	5,173
2.605%(c)	02/01/35	87	93,490
2.611%(c)	02/01/37	173	182,892
2.649%(c)	02/01/37	53	57,329
2.797%(c)	02/01/37	116	125,088
2.948%(c)	02/01/37	75	79,911
3.000%	01/01/43-03/01/43	23,328	22,128,072
3.500%	10/01/26-05/01/43	28,108	28,026,839
4.000%	08/01/26-12/01/41	15,638	16,130,445
4.500%	04/01/19-04/01/41	18,943	20,070,397
5.000%	10/01/18-08/01/40	10,240	11,121,830
5.500%	12/01/18-09/01/20	164	175,984
5.891%(c)	12/01/36	5	4,876
5.938%(c)	10/01/36	22	23,715
6.000%	10/01/32-08/01/38	240	265,096
6.055%(c)	11/01/36	14	14,267
6.138%(c)	10/01/36	25	26,775
6.316%(c)	08/01/36	16	16,473
6.500%	08/01/36	76	84,846
7.000%	06/01/32	6	6,898
Federal National Mortgage Assoc.
2.237%(c)	12/01/35	6	5,805
2.254%(c)	09/01/37	34	36,213
2.296%(c)	12/01/35	35	37,030
2.312%(c)	07/01/35	39	40,896
2.325%(c)	11/01/37	193	207,459
2.500%	05/15/14-04/01/28	47,257	46,926,273
2.664%(c)	12/01/35	15	16,010
2.665%(c)	12/01/36	54	57,906
2.670%(c)	11/01/35	62	65,778
2.740%(c)	08/01/37	67	71,626
2.772%(c)	08/01/36	50	52,654
2.797%(c)	01/01/37	75	80,478
3.000%	01/01/27-05/01/43	104,360	100,152,950
3.500%	01/01/26-07/01/43	79,714	79,738,671
4.000%	04/01/24-05/01/42	99,527	102,891,619
4.500%	05/01/19-12/01/41	107,204	113,682,523
5.000%	05/01/18-09/01/41	72,937	79,283,396
5.500%	01/01/17-03/01/40	51,822	56,996,665
5.846%(c)	09/01/36	10	10,306
6.000%	04/01/21-10/01/40	29,149	32,391,418
6.500%	07/01/32-10/01/39	5,514	6,132,693
7.000%	01/01/31-04/01/37	32	35,302
Government National Mortgage Assoc.
2.500%	05/20/27-03/20/43	56,670	54,160,766
3.000%	11/20/42-11/20/43	39,032	37,783,163
3.500%	02/20/27-05/20/43	27,561	27,915,995
4.000%	09/20/25-01/20/41	18,322	19,101,995
4.500%	11/20/39-03/20/41	16,923	18,173,197

SEE NOTES TO FINANCIAL STATEMENTS.

A328

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	03/20/34-03/20/41		$9,620	$10,486,868
5.500%	10/20/32-01/20/36		11,884	13,159,645
6.000%	01/20/33		3	3,558
6.500%	09/20/32-12/20/33		17	19,143
8.000%	12/15/16-07/15/23		5	5,744
8.500%	06/15/16-10/15/26		21	23,438
9.500%	03/15/19-01/15/20		1	1,412

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $921,532,292)				902,400,978

U.S. TREASURY OBLIGATIONS — 5.7%
U.S. Treasury Bonds
3.125%	02/15/43		73,085	62,579,031
4.625%	02/15/40		29,795	33,649,728
5.375%	02/15/31		4,645	5,692,304
6.750%	08/15/26		1,760	2,394,149
U.S. Treasury Inflation Indexed Bonds, TIPS
2.000%	07/15/14		17,580	22,263,288
U.S. Treasury Notes
0.625%	11/30/17		218,990	213,515,250
0.875%	02/28/17	(a)	219,875	219,857,850
1.250%	10/31/18	(a)	5,090	4,990,190
2.625%	04/30/16	(k)	22,430	23,530,461

TOTAL U.S. TREASURY OBLIGATIONS (cost $604,493,086)				588,472,251

TOTAL LONG-TERM INVESTMENTS (cost $7,971,395,685)				9,181,401,188

			Shares
SHORT-TERM INVESTMENT — 17.4%
AFFILIATED MONEY MARKET MUTUAL FUND — 17.0%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $1,755,556,608; includes $577,297,650 of cash collateral for securities on loan)(b)(w)(Note 4)			1,755,556,608	1,755,556,608

			Principal Amount (000)#
U.S. TREASURY OBLIGATION(n) — 0.4%
U.S. Treasury Bills (cost $39,990,269)
0.078%	04/24/14	(k)	$40,000	39,992,520

TOTAL SHORT-TERM INVESTMENTS (cost $1,795,546,877)				1,795,549,128

TOTAL INVESTMENTS — 106.1% (cost $9,766,942,562)				10,976,950,316
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (6.1)%				(631,148,656)

NET ASSETS — 100.0%				$10,345,801,660

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
ADR	American Depositary Receipt
ADS	American Depositary Security
ASX	Australian Securities Exchange
CDX	Credit Derivative Index
CMBX	Commercial Mortgage-Backed Index
CVA	Certified Van Aandelen (Bearer)
EAFE	Europe, Australia, Far East
FREMF	Freddie Mac Mortgage Trust
FTSE	Financial Times Stock Exchange
GDR	Global Depository Receipts
IO	Interest Only
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
NYSE	New York Stock Exchange
PIK	Payment-in-Kind
PRFC	Preference Shares
REIT	Real Estate Investment Trusts
SDR	Swedish Depositary Receipt
SPI	Swiss Perfomance Index
STOXX	Blue-chip index for the Eurozone
TOPIX	Tokyo Stock Price Index
TIPS	Treasury Inflation Protected Securities
XTSE	Toronto Stock Exchange
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Columbian Peso
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
INR	Indian Rupee
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PHP	Phillipine Peso
PLN	Polish Zloty
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
ZAR	South African Rand

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market

SEE NOTES TO FINANCIAL STATEMENTS.

A329

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

value of such securities, including those sold and pending settlement, is $564,118,319; cash collateral of $577,297,650 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2013.

(g)	Indicates a security that has been deemed illiquid.

(i)	Represents issuer in default on interest payments.
Non-income producing security.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2— Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)(1)
Long Positions:
282	2 Year U.S. Treasury Notes	Mar. 2014	$62,102,032	$61,987,125	$(114,907)
781	5 Year U.S. Treasury Notes	Mar. 2014	94,362,938	93,183,063	(1,179,875)
98	10 Year U.S. Treasury Notes	Mar. 2014	12,291,341	12,058,594	(232,747)
470	30 Year U.S. Treasury Bonds	Mar. 2014	61,301,831	60,306,875	(994,956)
57	30 Year U.S. Ultra Treasury Bonds	Mar. 2014	7,912,007	7,766,250	(145,757)
122	ASX SPI 200 Index	Mar. 2014	13,813,876	14,482,700	668,824
1,012	Euro STOXX 50	Mar. 2014	41,276,407	43,269,996	1,993,589
454	FTSE 100 Index.	Mar. 2014	48,609,790	50,352,140	1,742,350
279	Mini MSCI EAFE Index	Mar. 2014	25,419,020	26,753,310	1,334,290
260	Russell 2000 Mini Index	Mar. 2014	28,770,750	30,196,400	1,425,650
4,818	S&P 500 E-Mini	Mar. 2014	428,487,920	443,520,990	15,033,070
215	TOPIX Index	Mar. 2014	25,634,546	26,591,729	957,183

					20,486,714

Short Positions:
1,924	10 Year U.S. Treasury Notes	Mar. 2014	240,620,250	236,742,188	3,878,062
162	30 Year U.S. Treasury Bonds	Mar. 2014	21,033,422	20,786,625	246,797

					4,124,859

					$24,611,573

(1)	Cash of $473,100 and U.S. Treasury securities with a combined market value of $33,378,100 have been segregated with the broker to cover requirements for open contracts at December 31, 2013.

Forward foreign currency exchange contracts outstanding at December 31, 2013:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 01/21/14	Citigroup Global Markets	AUD	315	$279,185	$280,865	$1,680
Expiring 01/21/14	JPMorgan Chase	AUD	8,000	7,136,200	7,133,055	(3,145)
Brazilian Real,
Expiring 02/20/14	State Street Bank	BRL	1,070	455,707	447,788	(7,919)
British Pound,
Expiring 01/21/14	Citigroup Global Markets	GBP	750	1,229,198	1,241,789	12,591
Expiring 01/21/14	JPMorgan Chase	GBP	18,630	30,447,326	30,846,031	398,705
Expiring 01/21/14	Standard Chartered PLC	GBP	200	330,278	331,143	865
Chinese Yuan,
Expiring 02/19/14	Standard Chartered PLC	CNY	20,763	3,389,048	3,420,988	31,940
Colombian Peso,
Expiring 02/20/14	Bank of America	COP	666,268	341,895	344,400	2,505
Euro,
Expiring 01/21/14	Citigroup Global Markets	EUR	850	1,169,634	1,169,332	(302)
Expiring 01/21/14	Goldman Sachs & Co.	EUR	600	828,404	825,411	(2,993)
Expiring 01/21/14	JPMorgan Chase	EUR	22,880	31,453,730	31,475,677	21,947
Expiring 02/20/14	Bank of America	EUR	1,218	1,643,429	1,675,564	32,135
Expiring 02/20/14	Bank of New York Mellon	EUR	9	12,208	12,414	206

SEE NOTES TO FINANCIAL STATEMENTS.

A330

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Euro (continued)
Expiring 02/20/14	Royal Bank of Scotland Group PLC	EUR	662	$894,955	$910,693	$15,738
Indian Rupee,
Expiring 02/20/14	Hong Kong & Shanghai Bank	INR	43,365	688,115	692,627	4,512
Expiring 02/20/14	Hong Kong & Shanghai Bank	INR	22,213	348,603	354,786	6,183
Expiring 02/20/14	UBS AG	INR	21,173	335,016	338,176	3,160
Indonesian Rupiah,
Expiring 02/20/14	Deutsche Bank	IDR	32,006,683	2,719,344	2,606,312	(113,032)
Japanese Yen,
Expiring 01/21/14	Citigroup Global Markets	JPY	62,000	601,031	588,798	(12,233)
Expiring 01/21/14	Goldman Sachs & Co.	JPY	2,586,000	25,039,990	24,558,586	(481,404)
Mexican Peso,
Expiring 02/20/14	Bank of New York Mellon	MXN	206	15,795	15,685	(110)
Expiring 02/20/14	JPMorgan Chase	MXN	6,360	484,762	485,071	309
Polish Zloty,
Expiring 02/20/14	Bank of America	PLN	2,332	767,358	769,489	2,131
Expiring 02/20/14	Credit Suisse First Boston Corp.	PLN	3,001	964,952	990,238	25,286
Expiring 02/20/14	Goldman Sachs & Co.	PLN	5,257	1,668,956	1,734,648	65,692
Russian Ruble,
Expiring 01/15/14	Bank of New York Mellon	RUB	113,069	3,460,413	3,428,567	(31,846)
South African Rand,
Expiring 02/20/14	Barclays Capital Group	ZAR	18,251	1,738,392	1,727,166	(11,226)
Swiss Franc,
Expiring 01/03/14	Bank of New York Mellon	CHF	55	61,381	61,360	(21)
Expiring 01/06/14	Bank of New York Mellon	CHF	11	12,143	12,075	(68)
Expiring 01/06/14	Bank of New York Mellon	CHF	1	971	966	(5)
Expiring 01/06/14	JPMorgan Chase	CHF	92	103,368	102,710	(658)
Expiring 01/21/14	Bank of America	CHF	550	620,078	616,647	(3,431)
Expiring 01/21/14	Citigroup Global Markets	CHF	250	281,611	280,294	(1,317)
Expiring 01/21/14	JPMorgan Chase	CHF	11,240	12,638,501	12,602,020	(36,481)
Thai Baht,
Expiring 02/20/14	Bank of America	THB	26,946	845,763	818,082	(27,681)

				$133,007,740	$132,899,453	$(108,287)

Foreign forward currency exchange contracts outstanding at December 31, 2013 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real,
Expiring 02/20/14	Credit Suisse First Boston Corp.	BRL	34,096	14,354,397	14,268,948	85,449
British Pound,
Expiring 01/10/14	Bank of New York Mellon	GBP	156	251,827	257,929	(6,102)
Expiring 01/10/14	Deutsche Bank	GBP	519	830,051	859,383	(29,332)
Expiring 01/10/14	JPMorgan Chase	GBP	1,754	2,820,467	2,903,918	(83,451)
Expiring 01/10/14	JPMorgan Chase	GBP	202	330,520	334,480	(3,960)
Expiring 01/10/14	State Street Bank	GBP	211	341,337	349,783	(8,446)
Chilean Peso,
Expiring 02/20/14	Goldman Sachs & Co.	CLP	448,787	852,350	849,176	3,174
Euro,
Expiring 02/20/14	Barclays Capital Group	EUR	659	906,101	906,565	(464)
Expiring 02/20/14	Goldman Sachs & Co.	EUR	4,168	5,608,545	5,733,788	(125,243)
Expiring 02/20/14	JPMorgan Chase	EUR	301	409,293	414,324	(5,031)
Expiring 02/20/14	JPMorgan Chase	EUR	212	288,200	291,581	(3,381)
Expiring 02/20/14	Pershing & Co.	EUR	103	139,025	141,779	(2,754)
Expiring 03/12/14	Bank of America	EUR	200	273,388	274,677	(1,289)

SEE NOTES TO FINANCIAL STATEMENTS.

A331

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Foreign forward currency exchange contracts outstanding at December 31, 2013 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Euro (continued)
Expiring 03/12/14	Deutsche Bank	EUR	19,624	27,007,643	26,996,445	11,198
Hungarian Forint,
Expiring 02/20/14	Hong Kong & Shanghai Bank	HUF	149,887	669,418	691,684	(22,266)
Indonesian Rupiah,
Expiring 02/20/14	Hong Kong & Shanghai Bank	IDR	3,495,178	295,700	284,613	11,087
Expiring 02/20/14	Hong Kong & Shanghai Bank	IDR	3,489,658	286,501	284,164	2,337
Expiring 02/20/14	Standard Chartered PLC	IDR	20,602,321	1,684,173	1,677,652	6,521
Expiring 02/20/14	UBS AG	IDR	4,406,777	357,693	358,845	(1,152)
Malaysian Ringgit,
Expiring 03/04/14	Hong Kong & Shanghai Bank	MYR	1,121	346,576	340,951	5,625
Mexican Peso,
Expiring 02/20/14	Bank of New York Mellon	MXN	24,409	1,862,226	1,861,743	483
Expiring 02/20/14	Barclays Capital Group	MXN	8,082	619,201	616,406	2,795
Expiring 02/20/14	Morgan Stanley	MXN	91,517	6,939,783	6,980,382	(40,599)
Philippine Peso,
Expiring 01/16/14	Morgan Stanley	PHP	22,186	514,637	500,002	14,635
Russian Ruble,
Expiring 01/15/14	Credit Suisse First Boston Corp.	RUB	56,114	1,693,369	1,701,533	(8,164)
Expiring 01/15/14	Credit Suisse First Boston Corp.	RUB	28,355	853,039	859,803	(6,764)
Expiring 01/15/14	Deutsche Bank	RUB	57,881	1,741,969	1,755,122	(13,153)
Expiring 01/15/14	JPMorgan Chase	RUB	56,477	1,706,910	1,712,552	(5,642)
South African Rand,
Expiring 02/20/14	Goldman Sachs & Co.	ZAR	9,007	860,506	852,329	8,177
Swiss Franc,
Expiring 02/12/14	JPMorgan Chase	CHF	2,488	2,699,702	2,789,771	(90,069)
Turkish Lira,
Expiring 02/20/14	Goldman Sachs & Co.	TRY	2,915	1,394,622	1,341,912	52,710
Expiring 02/20/14	Royal Bank of Scotland Group PLC	TRY	1,159	560,580	533,542	27,038

				$79,499,749	$79,725,782	$(226,033)

Credit Default Swap Agreements outstanding at December 31, 2013:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on credit indices – Sell Protection(1):
CBMX.AM	12/26/49	0.500%	1,000	$(59,128)	$(71,875)	$12,747	Credit Suisse First Boston
CDX.NA.EM.S20	12/20/18	5.000%	34,100	3,517,707	3,542,450	(24,743)	JPMorgan Chase

				$3,458,579	$3,470,575	$(11,996)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation
Exchange-traded credit default swaps on credit indices – Sell Protection(1):
CDX.NA.HY.21	12/20/18	5.000%	32,200	$2,112,938	$2,795,706	$682,768
CDX.NA.IG.21	12/20/18	1.000%	149,500	1,996,752	2,724,640	727,888

				$4,109,690	$5,520,346	$1,410,656

The portfolio entered into credit default swap agreements on corporate issues, sovereign issues and credit indices as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active short position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

SEE NOTES TO FINANCIAL STATEMENTS.

A332

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Credit Default Swap Agreements outstanding at December 31, 2013 (continued):

Reference Entity/Obligation	Termination Date	Notional Amount (000)(3)#	Fixed Rate	Value at Trade Date	Value at December 31, 2013	Unrealized Depreciation
Exchange-traded credit default swaps – Buy Protection(2):
CDX.NA.HY.20	12/20/18	1,700	5.000%	$(103,063)	$(147,599)	$(44,536)

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A333

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$4,484,016,264	$1,297,000,784	$—
Preferred Stocks	3,985,792	20,843,404	—
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	—	135,086,515	651,882
Residential Mortgage-Backed Securities	—	7,410,491	—
Commercial Mortgage-Backed Securities	—	145,130,588	—
Corporate Obligations	—	1,212,429,696	17,566,573
Foreign Government Bonds	—	243,383,213	—
Municipal Bonds	—	106,090,773	—
Residential Mortgage-Backed Securities	—	16,931,984	—
U.S. Government Agency Obligations	—	902,400,978	—
U.S. Treasury Obligations	—	628,464,771	—
Affiliated Money Market Mutual Fund	1,755,556,608	—	—
Other Financial Instruments*
Futures Contracts	24,611,573	—	—
Forward Foreign Currency Exchange Contracts	—	(334,320)	—
Credit Default Swaps	1,366,120	(11,996)	—

Total	$6,269,536,357	$4,714,826,881	$18,218,455

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

Affiliated Money Market Mutual Fund (5.6% represents investments purchased with collateral from securities on loan)	17.0%
U.S. Government Agency Obligations	8.7
U.S. Treasury Obligations	6.1
Oil, Gas & Consumable Fuels	4.7
Commercial Banks	3.3
Pharmaceuticals	3.2
Diversified Financial Services	2.8
Media	2.8
Insurance	2.7
Foreign Government Bonds	2.3
Software	1.9
Chemicals	1.8
Real Estate	1.8
Capital Markets	1.8
Internet Software & Services	1.7
Industrial Conglomerates	1.6
Metals & Mining	1.6
IT Services	1.5
Computers & Peripherals	1.4
Diversified Telecommunication Services	1.4
Commercial Mortgage-Backed Securities	1.4

Health Care Providers & Services	1.3%
Non-Residential Mortgage-Backed Securities	1.3
Aerospace & Defense	1.2
Beverages	1.1
Biotechnology	1.1
Food Products	1.1
Oil & Gas	1.1
Semiconductors & Semiconductor Equipment	1.1
Specialty Retail	1.1
Automobiles	1.0
Food & Staples Retailing	1.0
Hotels, Restaurants & Leisure	1.0
Municipal Bonds	1.0
Health Care Equipment & Supplies	0.9
Communications Equipment	0.8
Household Products	0.8
Internet & Catalog Retail	0.8
Wireless Telecommunication Services	0.8
Energy Equipment & Services	0.7
Machinery	0.7
Multi-Utilities	0.7
Electric Utilities	0.6
Telecommunications	0.6
Textiles, Apparel & Luxury Goods	0.6
Tobacco	0.6
Airlines	0.5
Auto Components	0.5

SEE NOTES TO FINANCIAL STATEMENTS.

A334

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Electrical Equipment	0.5%
Multiline Retail	0.5
Pipelines	0.5
Air Freight & Logistics	0.4
Consumer Finance	0.4
Electric	0.4
Financial Services	0.4
Independent Power Producers & Energy Traders	0.4
Life Sciences Tools & Services	0.4
Personal Products	0.3
Residential Mortgage-Backed Securities	0.3
Commercial Services & Supplies	0.3
Real Estate Management & Development	0.3
Trading Companies & Distributors	0.3
Building Materials	0.2
Construction & Engineering	0.2
Construction Materials	0.2
Containers & Packaging	0.2
Electronic Equipment, Instruments & Components	0.2
Financial – Bank & Trust	0.2
Food	0.2
Household Durables	0.2
Paper & Forest Products	0.2
Real Estate Investment Trusts	0.2
Retail	0.2
Road & Rail	0.2
Transportation	0.2
Advertising	0.1
Agriculture	0.1

Automobile Manufacturers	0.1%
Automotive Parts & Equipment	`0.1
Commercial Services	0.1
Computer Services & Software	0.1
Consumer Products & Services	0.1
Electronic Components & Equipment	0.1
Engineering & Construction	0.1
Entertainment	0.1
Entertainment & Leisure	0.1
Environmental Control	0.1
Foods	0.1
Healthcare Products	0.1
Healthcare Services	0.1
Holding Companies – Diversified	0.1
Home Builders	0.1
Leisure Equipment & Products	0.1
Machinery & Equipment	0.1
Marine	0.1
Medical Supplies & Equipment	0.1
Office Electronics	0.1
Office Equipment	0.1
Professional Services	0.1
Retail & Merchandising	0.1
Utilities	0.1

106.1
Liabilities in excess of other assets	(6.1)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker-variation margin	$4,124,859	*	Due from broker-variation margin	$2,668,242	*
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	856,814		Unrealized depreciation on foreign currency forward contracts	1,191,134
Credit contracts	Due from broker-variation margin	1,410,656	*	Due from broker-variation margin	44,536	*
Credit contracts	Unrealized appreciation on over-the-counter swap agreements	12,747		Unrealized depreciation on over-the-counter swap agreements	24,743
Credit contracts	Premiums paid for swap agreements	3,542,450		Premiums received for swap agreements	71,875
Equity contracts	Due from broker-variation margin	23,154,956	*	—

Total		$33,102,482			$4,000,530

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A335

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Purchased Options(1)	Futures	Forward Currency Contracts(2)	Swaps	Total
Interest rate contracts	$—	$—	$5,117,542	$—	$—	$5,117,542
Foreign exchange contracts	—	—	—	(1,155,893)	—	(1,155,893)
Credit contracts	—	—	—	—	565,689	565,689
Equity contracts	1,193,154	30	3,514,123	—	—	4,707,307

Total	$1,193,154	$30	$8,631,665	$(1,155,893)	$565,689	$9,234,645

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Contracts(3)	Swaps	Total
Interest rate contracts	$754,539	$—	$—	$754,539
Foreign exchange contracts	—	44,378	—	44,378
Credit contracts	—	—	1,354,124	1,354,124
Equity contracts	23,154,956	—	—	23,154,956

Total	$23,909,495	$44,378	$1,354,124	$25,307,997

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2013, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts - Long Positions(1)	Futures Contracts - Short Positions(1)	Forward Foreign Currency Exchange Purchase Contracts(2)	Forward Foreign Currency Exchange Sale Contracts(3)	Credit Default Swap Agreements - Buy Protection(4)	Credit Default Swap Agreements - Sell Protection(4)
$169,996,492	$245,217,555	$44,142,729	$62,433,254	$340,000	$43,360,000

(1)	Value at Trade Date.

(2)	Value at Settlement Date Payable.

(3)	Value at Settlement Date Receivable.

(4)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A336

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in financial instruments and derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument and derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$564,118,319	$—	$—	$564,118,319
Exchange-traded and cleared derivatives	1,987,111	—	—	1,987,111
Over-the-counter derivatives*	869,561	—	—	869,561

				566,974,991

Liabilities:
Over-the-counter derivatives*	(1,215,877)	—	—	(1,215,877)

				(1,215,877)

Collateral Amount Pledged/(Received):
Securities on loan				(564,118,319)
Exchange-traded and cleared derivatives				—
Over-the-counter derivatives				—

Net Amount				$1,640,795

*	Over-the-counter derivatives may consist of forward foreign currency exchange contracts, options contracts and swap agreements. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation) by counterparty, see the Schedule of Investments.

SEE NOTES TO FINANCIAL STATEMENTS.

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AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $564,118,319:
Unaffiliated investments (cost $8,011,385,954)	$9,221,393,708
Affiliated investments (cost $1,755,556,608)	1,755,556,608
Cash	439,891
Foreign currency, at value (cost $7,518,017)	7,520,557
Dividends and interest receivable	35,651,780
Receivable for investments sold	27,015,852
Tax reclaim receivable	4,315,129
Premiums paid for swap agreements	3,542,450
Due from broker-variation margin	1,987,111
Receivable for fund share sold	1,512,481
Unrealized appreciation on foreign currency forward contracts	856,814
Unrealized appreciation on over-the-counter swap agreements	12,747
Prepaid expenses	79,996

Total Assets	11,059,885,124

LIABILITIES:
Payable to broker for collateral for securities on loan	577,297,650
Payable for investments purchased	123,755,995
Due to broker	8,114,643
Advisory fees payable	2,767,107
Unrealized depreciation on foreign currency forward contracts	1,191,134
Accrued expenses and other liabilities	440,490
Payable for fund share repurchased	277,402
Distribution fee payable	142,008
Premiums received for swap agreements	71,875
Unrealized depreciation on over-the-counter swap agreements	24,743
Affiliated transfer agent fee payable	417

Total Liabilities	714,083,464

NET ASSETS	$10,345,801,660

Net assets were comprised of:
Paid-in capital	$8,206,236,175
Retained earnings	2,139,565,485

Net assets, December 31, 2013	$10,345,801,660

Net asset value and redemption price per share, $10,345,801,660 / 464,387,020 outstanding shares of beneficial interest	$22.28

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Unaffiliated dividend income (net of $3,749,724 foreign withholding tax)	$125,487,122
Interest income	99,050,821
Affiliated income from securities lending, net	1,089,401
Affiliated dividend income	716,073

226,343,417

EXPENSES
Advisory fees	73,585,940
Distribution fee (Note 4)	7,970,083
Custodian and accounting fees	1,589,000
Shareholder servicing fees and expenses (Note 4)	1,209,396
Insurance expenses	92,000
Trustees’ fees	87,000
Audit fee	37,000
Legal fees and expenses	27,000
Commitment fee on syndicated credit agreement	11,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Shareholders’ reports	8,000
Miscellaneous	55,750

Total expenses	84,681,169
Less: advisory fee waivers and/or expense reimbursement	(2,628,879)
Less: shareholder servicing fee waiver	(455,882)

Net expenses	81,596,408

NET INVESTMENT INCOME	144,747,009

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	547,055,171
Futures transactions	8,631,665
Swap agreements transactions	565,689
Foreign currency transactions	(3,339,124)

552,913,401

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes $2,049)	692,375,397
Futures	23,909,495
Swap agreements	1,354,124
Foreign currencies	177,849

717,816,865

NET GAIN ON INVESTMENTS	1,270,730,266

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,415,477,275

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$144,747,009	$107,708,234
Net realized gain on investment and foreign currency transactions	552,913,401	100,338,844
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	717,816,865	479,864,676

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,415,477,275	687,911,754

DISTRIBUTIONS	—	(122,715,453)

FUND SHARE TRANSACTIONS:
Fund share sold [79,962,571 and 197,141,018 shares, respectively]	1,621,162,378	3,608,085,438
Fund share issued in reinvestment of distributions [0 and 7,024,353 shares, respectively]	—	122,715,453
Fund share repurchased [14,377,582 and 52,917,694 shares, respectively]	(294,475,172)	(952,075,073)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,326,687,206	2,778,725,818

TOTAL INCREASE IN NET ASSETS	2,742,164,481	3,343,922,119
NET ASSETS:
Beginning of year	7,603,637,179	4,259,715,060

End of year	$10,345,801,660	$7,603,637,179

SEE NOTES TO FINANCIAL STATEMENTS.

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NOTES TO THE FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	General

Advanced Series Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at December 31, 2013 consisted of 78 separate Portfolios (“Portfolio” or “Portfolios”). The information presented in these financial statements pertains to the 14 Portfolios listed below together with their investment objectives.

Shares of each Portfolio may only be purchased by separate accounts of Participating Insurance Companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies (“Contractholders”). These separate accounts place orders to purchase and redeem shares of the Trust primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies.

The Portfolios of the Trust have the following investment objectives:

AST Advanced Strategies Portfolio (“Advanced Strategies”): High level of absolute return by using traditional and non-traditional investment strategies and investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies.

AST Balanced Asset Allocation Portfolio (“Balanced Asset Allocation”): Highest potential total return consistent with its specified level of risk tolerance.

AST BlackRock Global Strategies Portfolio (“BlackRock Global Strategies”): High total return consistent with a moderate level of risk.

AST Defensive Asset Allocation Portfolio (“Defensive Asset Allocation”): Highest potential total return consistent with its specified level of risk tolerance.

AST First Trust Balanced Target Portfolio (“First Trust Balanced Target”): Long-term capital growth balanced by current income. Effective the close of business on February 7, 2014, the First Trust Balanced Target was repurposed as AST FI Pyramis® Quantitative Portfolio.

AST Franklin Templeton Founding Funds Plus Portfolio (“Franklin Templeton Founding Funds Plus”): Capital appreciation.

AST PIMCO Limited Maturity Bond Portfolio (“PIMCO Limited Maturity Bond”): Maximize total return, consistent with preservation of capital and prudent investment management.

AST PIMCO Total Return Bond Portfolio (“PIMCO Total Return Bond”): Maximize total return, consistent with preservation of capital and prudent investment management.

AST Preservation Asset Allocation Portfolio (“Preservation Asset Allocation”): Highest potential total return consistent with its specified level of risk tolerance.

AST Prudential Growth Allocation Portfolio (“Prudential Growth Allocation”) formerly known as AST First Trust Capital Appreciation Target Portfolio: Total return.

AST RCM World Trends Portfolio (“RCM World Trends”) formerly known as AST Moderate Asset Allocation Portfolio: Highest potential total return consistent with it specified level of risk tolerance.

AST Schroders Global Tactical Portfolio (“Schroders Global Tactical”), formerly known as AST CLS Growth Asset Allocation Portfolio: To outperform its blended performance benchmark. The blended performance benchmark index is currently comprised of the Russell 3000 Index (45%), the MSCI EAFE Index (USD Hedged) (12.5%), the MSCI EAFE Index (USD Unhedged) (12.5%), and the Barclays U.S. Aggregate Bond Index (30%).

AST Schroders Multi-Asset World Strategies Portfolio (“Schroders Multi-Asset World Strategies”): Long-term capital appreciation.

AST T. Rowe Price Asset Allocation Portfolio (“T. Rowe Price Asset Allocation”): High level of total return by investing primarily in a diversified portfolio of equity and fixed-income securities.

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2.	Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Security Valuation: Each Portfolio holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and Prudential Investments LLC (“PI”), the co-managers of the Trust (together the “Investment Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how each Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Schedule of Investments.

Common stocks, exchange-traded funds, and derivative instruments that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Portfolio securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, each Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that, because of the absence of a readily

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available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated each business day into U.S. dollars based on current exchange rates. Purchases and sales of Portfolio securities and income and expenses are translated into U.S. dollars on the respective dates of such transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains and losses include gains and losses resulting from sales and maturities of foreign currencies and foreign currency contracts gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than Portfolio securities as a result of changes in exchange rates.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios, as defined in the prospectus, entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Upon entering into these contracts, risks may arise from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. A Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A master netting agreement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Options: Certain Portfolios either purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable

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change in the price of the security or financial instrument underlying the written option. Over-the-counter options involve the risk of the potential inability of the counterparties to meet the terms of their contracts.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Floating-Rate Notes Issued in Conjunction with Securities Held: The Portfolios may invest in inverse floating rate securities (“inverse floaters”) that pay interest at a rate that varies inversely with benchmarked short-term interest rates. Some of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters provide less current income. The price of such securities is more volatile than comparable fixed rate securities.

When the Portfolios enter into agreements to create inverse floaters and floater note securities (also known as Tender Option Bond Transactions), the Portfolios transfer a fixed rate bond to a broker for cash. At the same time the Portfolios buy (receive) a residual interest in a trust (the “trust”) set up by the broker, often referred to as an inverse floating rate obligation (inverse floaters). Generally, the broker deposits a fixed rate bond (the “fixed rate bond”) into the trust with the same CUSIP number as the fixed rate bond sold to the broker by the Portfolio. The trust also issues floating rate notes (“floating rate notes”) which are sold to third parties. The floating rate notes have interest rates that reset weekly. The inverse floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the floating rate notes to tender their notes at par, and (2) to have the broker transfer the fixed rate bond held by the trust to the Portfolio thereby collapsing the trust. The Portfolios account for the transaction described above as funded leverage by including the fixed rate bond in its Portfolio of Investments, and accounts for the floating rate notes as a liability under the caption “payable for floating rate notes issued” in the Portfolio’s “Statement of Assets and Liabilities.”

The Portfolio’s investment policies and restrictions permit investments in inverse floating rate securities. Inverse floaters held by the Portfolio are securities exempt from registration under Rules 144A of the Securities Act of 1933.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Portfolios may also use futures to gain additional market exposure. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

With exchange-traded futures and options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options, and guarantees the futures and options contracts against default.

Short Sales: Certain Portfolios may sell a security they do not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends

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declared on short positions open are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Loan Participations: Certain Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Reverse Repurchase Agreements: Certain Portfolios may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Board. Interest on the value of reverse repurchase agreements entered into and outstanding is based upon competitive market rates at the time of execution of the agreement. At the time the Portfolio enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest, of the agreement.

Swap Agreements: Certain Portfolios may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed in either directly with a counterparty (“OTC Traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange Traded”). Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Exchange Traded swaps pay or receive an amount, known as “variation margin”, based on daily changes in the valuation of the swap contract. Payments received or paid by the Portfolio are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Certain Portfolios used interest rate swaps to either maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps: Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives. Certain Portfolios have entered into credit default swaps to provide a measure of protection against defaults of the issuers. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value based on a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the

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seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps: Certain Portfolios entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Total Return Swaps: In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. A Portfolio’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Master Netting Arrangements: Certain Portfolios are subject to various Master Agreements, or netting arrangements, with select counterparties. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

Certain Portfolios are parties to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined

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by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2013, none of the Portfolios have met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights: Certain Portfolios of the Trust may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. The Portfolio holds such warrants and rights as long positions by the Portfolio until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment in kind securities: Certain fixed income Portfolios may invest in open market or receive pursuant to debt restructuring, securities that pay in kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income. The interest rate on PIK debt is paid out over time.

Delayed-Delivery Transactions: Certain Portfolios may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains and losses with respect to the security.

Securities Lending: The Portfolios may lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Portfolio also continues to receive interest and dividends or amounts equivalent thereto, on securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Dollar Rolls: The Portfolios enter into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest

B7

earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management, that may differ from actual. Certain Portfolios invest in real estate investment trusts, (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Taxes: For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. Federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of the Portfolios’ shareholders (Participating Insurance Companies). The Portfolios are not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends and interest and foreign capital gains tax are accrued in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded. The Portfolios generally attempt to manage their diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions: Distributions from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-dividend date.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Portfolios have entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. At December 31, 2013, the Investment Manager has engaged the following firms as Sub-advisers for their respective Portfolios:

Allianz Global Investors US LLC for RCM World Trends effective April 29, 2013;

BlackRock Financial Management, Inc. for BlackRock Global Strategies;

Brown Advisory LLC for a portion of Advanced Strategies effective June 17, 2013;

First Trust Advisors L.P. for First Trust Balanced Target and Prudential Growth Allocation through April 28, 2013;

Loomis, Sayles & Company, L.P. for a portion of Advanced Strategies effective June 17, 2013;

LSV Asset Management for a portion of Advanced Strategies;

Marsico Capital Management LLC for a portion of Advanced Strategies through June 17, 2013;

Pacific Investment Management Company LLC (“PIMCO”) for PIMCO Total Return Bond, PIMCO Limited Maturity Bond and a portion of Advanced Strategies;

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PI, through its Strategic Investment Research Group team, also directly manages a portion of the assets of the Advanced Strategies and manages Balanced Asset Allocation and Preservation Asset Allocation and RCM World Trends through April 28, 2013;

Prudential Investment Management, Inc. (“PIM”) for a portion of Prudential Growth Allocation;

Pyramis® Global Advisors, LLC for AST Pyramis® Quantitative Portfolio;

Quantitative Management Associates LLC (“QMA”) for Defensive Asset Allocation, a portion of Advanced Strategies and a portion of Prudential Growth Allocation;

Schroder Investment Management North America Ltd. and Schroder Investment Management North America, Inc. for Schroders Multi-Asset World Strategies and Schroders Global Tactical;

T. Rowe Price Associates, Inc. for T. Rowe Price Asset Allocation and a portion of Advanced Strategies;

William Blair & Company, LLC for a portion of Advanced Strategies.

Advisory Fees and Expense Limitations: The Investment Manager receives a fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each Subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreement, are reflected in the Statements of Operations. The Investment Manager has agreed to waive a portion of their advisory fee and/or reimburse certain Portfolios so that the advisory fees plus other annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Each voluntary waiver/reimbursement may be modified or terminated by the investment manager at any time without notice.

	Advisory Fees through February 24, 2013	Advisory Fees at December 31, 2013	Effective Advisory Fees
Advanced Strategies	0.85%	0.84% first $300 million;	0.78%
		0.83% on next $200 million;
		0.82% on next $250 million;
		0.81% on next $ 2.5 billion;
		0.80% on next $2.75 billion;
		0.77% on next $4 billion;
		0.75% in excess of $10 billion

Balanced Asset Allocation	0.15%	0.15%	0.15%
BlackRock Global Strategies	1.00%	0.99% first $300 million;	0.97%
		0.98% on next $200 million;
		0.97% on next $250 million;
		0.96% on next $ 2.5 billion;
		0.95% on next $2.75 billion;
		0.92% on next $4 billion;
		0.90% in excess of $10 billion
Defensive Asset Allocation	N/A	0.15%	0.15%**
First Trust Balanced Target	0.85%	0.84% first $300 million;	0.77%
		0.83% on next $200 million;
		0.82% on next $250 million;
		0.81% on next $ 2.5 billion;
		0.80% on next $2.75 billion;
		0.77% on next $4 billion;
		0.75% in excess of $10 billion
Franklin Templeton Founding Funds Plus	N/A	0.02%	0.02%**
PIMCO Limited Maturity Bond	0.65%	0.64% first $300 million;	0.63%
		0.63% on next $200 million;
		0.62% on next $250 million;
		0.61% on next $ 2.5 billion;
		0.60% on next $2.75 billion;
		0.57% on next $4 billion;
		0.55% in excess of $10 billion
PIMCO Total Return Bond	0.65%	0.64% first $300 million;	0.61%
		0.63% on next $200 million;
		0.62% on next $250 million;
		0.61% on next $ 2.5 billion;
		0.60% on next $2.75 billion;
		0.57% on next $4 billion;
		0.55% in excess of $10 billion
Preservation Asset Allocation	0.15%	0.15%	0.15%

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	Advisory Fees through February 24, 2013	Advisory Fees at December 30, 2013	Effective Advisory Fees
Prudential Growth Allocation	0.85%	0.84% first $300 million;	0.80%
		0.83% on next $200 million;
		0.82% on next $250 million;
		0.81% on next $ 2.5 billion;
		0.80% on next $2.75 billion;
		0.77% on next $4 billion;
		0.75% in excess of $10 billion
RCM World Trends	0.30%	0.94% first $300 million;	0.65%
		0.93% on next $200 million;
		0.92% on next $250 million;
		0.91% on next $ 2.5 billion;
		0.90% on next $2.75 billion;
		0.87% on next $4 billion;
		0.85% in excess of $10 billion
Schroders Global Tactical	0.95%	0.94% first $300 million;	0.92%
		0.93% on next $200 million;
		0.92% on next $250 million;
		0.91% on next $ 2.5 billion;
		0.90% on next $2.75 billion;
		0.87% on next $4 billion;
		0.85% in excess of $10 billion
Schroders Multi-Asset World Strategies	1.10%	1.09% first $300 million;	1.07%
		1.08% on next $200 million;
		1.07% on next $250 million;
		1.06% on next $ 2.5 billion;
		1.05% on next $2.75 billion;
		1.02% on next $4 billion;
		1.00% in excess of $10 billion
T. Rowe Price Asset Allocation	0.85%	0.84% first $300 million;	0.77%
		0.83% on next $200 million;
		0.82% on next $250 million;
		0.81% on next $ 2.5 billion;
		0.80% on next $2.75 billion;
		0.77% on next $4 billion;
		0.75% in excess of $10 billion

	Fee Waivers through February 24, 2013	Fee Waivers effective February 25, 2013	Fee Waivers effective July 1, 2013

Balanced Asset Allocation	voluntarily waive 0.01% in excess of $5 billion	N/A	N/A

First Trust Balanced Target (effective close of business February 7, 2014 AST Pyramis® Quantitative Portfolio)	voluntarily waive 0.02% in excess of $4 billion	N/A	contractually waive 0.08% through June 30, 2014

PIMCO Total Return Bond	voluntarily waive 0.01% in excess of $6 billion	N/A	N/A

Preservation Asset Allocation	voluntarily waive 0.01% in excess of $5 billion	N/A	N/A

Schroders Global Tactical	contractually waive 0.02% in excess of $4 billion	contractually waive 0.02% in excess of $4 billion	N/A

		Fee Waiver through February 24, 2013	Fee Waiver effective April 29, 2013
Prudential Growth Allocation		voluntarily waive 0.02%	contractually waive 0.02%
		in excess of $4 billion	through June 30, 2014

		Fee Waiver through April 28, 2013	Fee Waiver effective April 29, 2013
RCM World Trends		contractually waive	contractually waive 0.07%
		0.00% first $100 million;	through June 30, 2014
0.05% next $100 million;
0.10% in excess of $200 million

		Fee Waiver through February 24, 2013	Fee Waiver effective June 17, 2013
Advanced Strategies		voluntarily waive 0.01%	contractually waive 0.01%
		in excess of $5.5 billion	through June 14, 2014

	Fee Waiver through December 31, 2013	Fee Waiver through February 24, 2013	Fee Waiver effective July 1, 2013
T. Rowe Price Asset Allocation	*	voluntarily waive 0.02% in excess of $4.5 billion	contractually waive 0.02% through June 30, 2014

*	Effective January 1, 2013, the manager has voluntarily agreed to waive two-thirds of the incremental increase in their net management fee as a result of the underlying voluntary subadvisor fee discount. For the period ended December 31, 2013 the manager waived 0.02%.
**	Annualized.

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AST Investment Services, Inc., PI, PIM and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Portfolios have entered into a brokerage commission recapture agreement with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those portfolios generating the applicable trades. Such amounts are included within realized gain or loss on investment transactions presented in the Statement of Operations. For the year ended December 31, 2013, brokerage commission recaptured under these agreements was as follows:

Amount
Advanced Strategies	$58,735

4.	Other Transactions with Affiliates

The Trust, excluding Balanced Asset Allocation Portfolio, Franklin Templeton Founding Funds Plus Portfolio and Preservation Asset Allocation Portfolio, has entered into an agreement with the following affiliated entities: Prudential Insurance Company of America (“PICA”), Pruco Life Insurance Company (“PLAZ”), Pruco Life Insurance Company of New Jersey (“PLNJ”), Prudential Retirement Insurance and Annuity Company (“PRIAC”), Pramerica of Bermuda Life Assurance Company, Ltd., Prudential Annuities Life Assurance Corporation (“PALAC”), and Prudential Annuities Distributors, Inc. (“PAD”), each an indirect, wholly-owned subsidiary of Prudential Financial, Inc., and certain unaffiliated entities pursuant to which the Portfolios paid such affiliated and unaffiliated entities a shareholder servicing fee at an annual rate of 0.10% of each Portfolio’s average daily net assets through February 24, 2013. The Investment Manager had voluntarily agreed to waive a portion of the 0.10% shareholder servicing fee based on the following fee structure: 0.10% on the average daily net assets up to $300 million (no waiver), 0.08% on average daily net assets of the next $200 million (0.02% waiver), 0.07% on average daily net assets of the next $250 million (0.03% waiver), and 0.06% on average daily net assets in excess of $750 million (0.04% waiver). In addition for the Advanced Strategies Portfolio, assets invested in Affiliated Mutual Funds were not subject to the shareholder servicing fee through February 24, 2013.

Effective February 25, 2013, PAD serves as the distributor for the shares of each Portfolio of the Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. The Trust has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio of the Trust, with the exception of Balanced Asset Allocation Portfolio, Defensive Asset Allocation, Franklin Templeton Founding Funds Plus Portfolio, and Preservation Asset Allocation Portfolio. In addition, no 12b-1 fee is charged for the assets of Advanced Strategies Portfolio that are invested in other portfolios of the Trust. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.10% of the average daily net assets of each Portfolio.

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and Trustees of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Trust invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

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PIM, an indirect, wholly-owned subsidiary of Prudential, acts as the Trust’s securities lending agent. For the year ended December 31, 2013, PIM was compensated as follows for these services by the Portfolios:

Amount
Advanced Strategies	$227,777
BlackRock Global Strategies	84,239
First Trust Balanced Target	516,313
Prudential Growth Allocation	113,196
RCM World Trends	104,771
Schroders Global Tactical	187,993
Schroders Multi-Asset World Strategies	368,258
T. Rowe Price Asset Allocation	325,018

5.	Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments and U.S. Government securities, for the year ended December 31, 2013, were as follows:

	Cost of Purchases	Proceeds from Sales
Advanced Strategies	$6,906,561,999	$6,601,279,317
Balanced Asset Allocation	4,316,237,667	4,541,611,458
BlackRock Global Strategies	4,917,929,530	4,785,068,054
Defensive Asset Allocation	153,209,353	27,024,983
First Trust Balanced Target	3,086,642,810	2,641,870,535
Franklin Templeton Founding Funds Plus	471,071,662	4,027,472
PIMCO Limited Maturity Bond	308,116,276	332,924,966
PIMCO Total Return Bond	21,374,732,637	22,675,665,170
Preservation Asset Allocation	2,217,783,733	3,131,832,084
Prudential Growth Allocation	13,211,834,291	13,015,118,523
RCM World Trends	4,751,470,966	5,574,969,890
Schroders Global Tactical	4,527,083,237	4,261,229,826
Schroders Multi-Asset World Strategies	2,627,271,421	2,939,453,215
T. Rowe Price Asset Allocation	4,431,043,205	3,953,032,858

A summary of cost of purchases and proceeds of sales of shares of affiliated mutual funds, other than short-term investments, for the year ended December 31, 2013 is presented as follows:

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Advanced Strategies
Federated Aggressive Growth	$35,212,475	$11,192,000	$8,816,400	$—	$53,330,540
Goldman Sachs Small-Cap Value	25,583,001	2,664,000	—	—	38,968,734
Small-Cap Growth	50,231,353	17,188,000	13,224,600	—	73,576,325
Small-Cap Value	59,853,934	33,956,000	21,000,000	—	99,487,325

	$170,880,763	$65,000,000	$43,041,000	$—	$265,362,924

Balanced Asset Allocation
AQR Emerging Markets Equity	$—	$47,518,107	$32,796,800	$—	$14,276,794
AQR Large-Cap	—	931,566,671	130,884,600	—	925,744,584
ClearBridge Dividend Growth	—	444,511,185	60,710,300	—	457,951,493
Federated Aggressive Growth	44,706,250	32,674,461	15,792,800	—	85,953,420
Goldman Sachs Concentrated Growth	275,170,951	11,457,352	320,295,307	—	—
Goldman Sachs Large-Cap Value	194,677,046	114,092,769	135,314,081	—	224,208,433
Goldman Sachs Mid-Cap Growth	22,882,343	1,023,184	21,217,031	—	6,579,974

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Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Balanced Asset Allocation (continued)
Goldman Sachs Small-Cap Value	$36,082,250	$16,245,974	$4,040,000	$—	$66,340,023
Herndon Large-Cap Value	193,511,234	58,978,296	129,724,667	—	171,696,100
High Yield	160,610,790	30,645,596	40,321,500	—	161,056,357
International Growth	439,038,218	143,743,142	69,320,100	—	609,875,225
International Value	439,596,499	147,925,953	85,865,100	—	598,064,109
Jennison Large-Cap Growth	364,174,152	20,651,491	247,466,067	—	220,701,586
Jennison Large-Cap Value	389,328,833	30,724,867	325,162,547	—	173,816,495
Large-Cap Value	396,037,012	28,636,479	357,032,866	—	180,983,378
Loomis Sayles Large-Cap Growth	408,576,683	25,386,059	218,963,382	—	329,857,340
Lord Abbett Core Fixed-Income	397,410,613	92,325,209	257,752,700	—	224,077,350
MFS Growth	410,937,560	23,791,059	216,900,998	—	329,174,897
MFS Large-Cap Value	191,458,051	60,003,296	130,880,238	—	170,242,671
Mid-Cap Value	60,082,281	2,920,512	57,686,186	—	17,567,047
Money Market	82,712,553	45,689,016	78,245,200	—	50,156,367
Neuberger Berman Core Bond	132,134,747	29,382,955	16,752,200	—	140,795,217
Neuberger Berman Mid-Cap Growth	33,893,382	2,378,850	18,102,023	—	26,406,726
Neuberger Berman/LSV Mid-Cap Value	—	18,345,413	2,390,000		17,685,653
Parametric Emerging Markets Equity	145,512,861	43,214,750	163,971,700	—	22,956,822
PIMCO Limited Maturity Bond	83,394,576	15,366,353	10,554,400	—	86,289,557
PIMCO Total Return Bond	741,914,390	175,310,547	123,559,200	—	779,884,343
Prudential Core Bond	901,585,720	222,482,092	153,352,100	—	949,452,473
QMA Emerging Markets Equity	—	66,565,349	44,573,800	—	19,660,819
QMA Large-Cap	—	933,951,418	129,279,600	—	931,310,484
Small-Cap Growth	66,369,283	48,529,192	22,892,200	—	122,764,579
Small-Cap Value	84,786,111	70,789,878	31,710,500	—	165,484,281
T. Rowe Price Equity Income	578,130,699	44,402,523	505,738,492	—	239,390,824
T. Rowe Price Large-Cap Growth	366,872,339	18,611,491	263,541,772	—	220,059,689
T. Rowe Price Natural Resources	41,540,406	2,254,257	36,963,600	—	9,489,962
Templeton Global Bond	258,908	—	—	—	249,191
Western Asset Core Plus Bond	477,510,397	292,538,293	64,623,700	—	697,973,815
Western Asset Emerging Markets Debt	94,268,318	21,603,628	17,233,701	—	90,308,259

	$8,255,165,456	$4,316,237,667	$4,541,611,458	$—	$9,538,486,337

Defensive Asset Allocation
AQR Emerging Markets Equity	$—	$75,021	$24,280	$—	$53,450
AQR Large-Cap	—	3,410,208	719,565	—	3,013,538
Clearbridge Dividend Growth	—	1,703,548	314,725	—	1,506,751
Federated Aggressive Growth	—	313,928	89,315	—	268,786
Goldman Sachs Concentrated Growth	—	32,458	32,791	—	—
Goldman Sachs Large-Cap Value	—	865,117	155,925	—	755,475
Goldman Sachs Mid-Cap Growth	—	27,630	8,335	—	21,887
Herndon Large-Cap Value	—	656,230	138,775	—	567,060
High Yield	—	5,398,930	1,001,350	—	4,541,047
International Growth	—	2,191,056	374,243	—	2,031,632
International Value	—	2,205,816	357,110	—	2,032,889
Jennison Large-Cap Growth	—	804,896	206,670	—	708,775

B13

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Defensive Asset Allocation (continued)
Jennison Large-Cap Value	$—	$680,451	$162,890	$—	$568,779
Large-Cap Value	—	1,085,300	609,620	—	566,225
Loomis Sayles Large-Cap Growth	—	1,199,131	276,115	—	1,062,896
Lord Abbett Core Fixed-Income	—	15,634,509	8,105,405	—	7,553,260
MFS Growth	—	1,199,751	289,145	—	1,062,620
MFS Large-Cap Value	—	655,625	133,048	—	565,999
Mid-Cap Value	—	107,860	56,945	—	58,370
Money Market	—	3,560,912	573,475	—	2,987,437
Neuberger Berman Core Bond	—	5,340,849	616,200	—	4,720,392
Neuberger Berman Mid-Cap Growth	—	98,832	21,550	—	87,666
Neuberger Berman/LSV Mid-Cap Value		64,042	10,960	—	58,354
Parametric Emerging Markets Equity	—	120,182	37,610	—	85,546
PIMCO Limited Maturity Bond	—	3,310,397	366,875	—	2,922,679
PIMCO Total Return Bond	—	29,880,220	3,459,690	—	26,438,448
Prudential Core Bond	—	36,278,384	4,246,230	—	32,069,404
QMA Emerging Markets Equity	—	106,830	34,455	—	74,761
QMA Large Cap Value	—	3,409,793	724,190	—	3,016,125
Small-Cap Growth	—	465,614	106,390	—	402,617
Small-Cap Value	—	835,406	183,436	—	739,348
T. Rowe Price Equity Income	—	1,325,072	661,960	—	753,746
T. Rowe Price Large-Cap Growth	—	804,631	214,625	—	709,168
T. Rowe Price Natural Resources	—	47,184	18,255	—	31,472
Western Asset Core Plus Bond	—	25,810,276	2,237,070	—	23,602,571
Western Asset Emerging Markets Debt	—	3,503,264	455,760	—	3,023,687

	$—	$153,209,353	$27,024,983	$—	$128,662,860

Franklin Templeton Founding Funds Plus
Franklin Templeton Founding Funds Allocation	$—	$348,251,724	$2,844,104	$—	$370,944,816
Templeton Global Bond	—	122,819,938	1,183,369	—	123,648,272

	$—	$471,071,662	$4,027,473	$—	$494,593,088

Preservation Asset Allocation
AQR Emerging Markets Equity	$—	$23,347,622	$16,697,500	$—	$6,381,172
AQR Large-Cap	—	444,618,555	105,616,300	—	395,049,901
ClearBridge Dividend Growth	—	211,753,387	48,386,100	—	197,964,669
Federated Aggressive Growth	23,211,491	11,644,855	8,569,600	—	37,686,216
Goldman Sachs Concentrated Growth	142,530,353	2,566,670	161,943,807	—	—
Goldman Sachs Large-Cap Value	100,842,823	47,391,780	73,393,107	—	99,318,095
Goldman Sachs Mid-Cap Growth	11,863,135	222,948	11,089,220	—	2,903,123
Goldman Sachs Small-Cap Value	18,693,467	7,241,719	1,480,000	—	33,419,151
Herndon Large-Cap Value	100,238,181	23,261,780	71,429,004	—	75,590,328
High Yield	242,737,528	16,324,511	71,716,800	—	201,775,284
International Growth	227,427,131	42,517,877	52,331,500	—	262,194,107
International Value	227,702,001	45,772,182	59,443,500	—	259,062,990
Jennison Large-Cap Growth	188,642,526	4,297,435	136,560,871	—	96,036,791
Jennison Large-Cap Value	201,676,212	5,953,135	170,892,966	—	75,219,666

B14

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Preservation Asset Allocation (continued)
Large-Cap Value	$205,147,099	$3,763,985	$186,015,156	$—	$77,662,136
Loomis Sayles Large-Cap Growth	211,641,393	6,419,817	129,582,253	—	143,374,439
Lord Abbett Core Fixed-Income	592,780,562	62,627,825	343,195,700	—	300,030,610
MFS Growth	212,862,043	5,319,717	127,950,794	—	143,274,277
MFS Large-Cap Value	99,178,701	23,211,780	71,220,612	—	75,242,807
Mid-Cap Value	31,126,521	578,901	29,584,266	—	8,165,497
Money Market	150,553,438	47,642,878	79,742,200	—	118,454,116
Neuberger Berman Core Bond	197,500,428	21,779,275	27,703,400	—	185,682,822
Neuberger Berman Mid-Cap Growth	17,561,768	339,583	10,028,586	—	11,824,358
Neuberger Berman/LSV Mid-Cap Value	—	8,000,000	691,000		8,099,514
Parametric Emerging Markets Equity	75,427,974	18,242,597	82,592,300	—	10,258,023
PIMCO Limited Maturity Bond	124,283,725	12,303,157	18,294,700	—	115,515,036
PIMCO Total Return Bond	1,107,170,901	114,828,941	155,613,300	—	1,045,139,612
Prudential Core Bond	1,344,309,817	142,429,071	189,138,500	—	1,264,987,378
QMA Emerging Markets Equity	—	32,806,671	22,805,900	—	8,801,474
QMA Large-Cap	—	444,402,133	104,321,300	—	396,707,379
Small-Cap Growth	34,382,722	17,627,283	12,513,500	—	54,146,012
Small-Cap Value	43,935,226	22,233,683	18,664,000	—	66,699,105
T. Rowe Price Equity Income	299,483,083	8,268,340	264,227,672	—	103,061,986
T. Rowe Price Large-Cap Growth	190,031,330	4,089,435	145,657,569	—	95,301,994
T. Rowe Price Natural Resources	21,683,984	579,029	19,208,300	—	4,375,450
Templeton Global Bond	1,481,339	—	2,000	—	1,423,730
Western Asset Core Plus Bond	711,841,696	318,845,390	86,627,400	—	932,362,073
Western Asset Emerging Markets Debt	133,214,757	14,529,785	16,901,400	—	119,622,656

	$7,291,163,355	$2,217,783,732	$3,131,832,083	$—	$7,032,813,977

RCM World Trends
Federated Aggressive Growth	$61,899,057	$3,219,906	$69,322,174	$—	$—
Goldman Sachs Concentrated Growth	79,016,854	12,697,767	98,595,170	—	—
Goldman Sachs Large-Cap Value	51,864,233	6,634,170	65,370,619	—	—
Goldman Sachs Mid-Cap Growth	6,613,416	1,047,239	8,290,181	—	—
Goldman Sachs Small-Cap Value	17,071,994	2,908,219	22,026,746	—	—
Herndon Large-Cap Value	52,177,805	6,634,170	65,222,665	—	—
International Growth	164,252,385	47,484,632	218,451,190	—	—
International Value	152,519,644	62,152,873	224,908,065	—	—
Jennison Large-Cap Growth	104,236,328	16,930,357	129,446,370	—	—
Jennison Large-Cap Value	103,979,396	13,268,340	128,604,150	—	—
Large-Cap Value	102,150,941	13,268,340	131,847,543	—	—
Loomis Sayles Large-Cap Growth	116,792,598	19,046,651	150,219,160	—	—
Lord Abbett Core Fixed-Income	254,443,194	52,033,857	309,627,317	—	—
MFS Growth	118,216,585	19,046,651	147,808,795	—	—
MFS Large-Cap Value	49,520,673	6,634,170	62,994,066	—	—
Mid-Cap Value	16,841,352	2,051,805	20,919,034	—	—
Money Market	76,634,245	8,739,845	85,374,090	—	—
Neuberger Berman Core Bond	87,040,325	17,344,619	105,102,748	—	—
Neuberger Berman Mid-Cap Growth	9,080,137	1,570,858	11,412,966	—	—

B15

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
RCM World Trends (continued)
PIMCO Total Return Bond	$478,542,041	$97,129,867	$584,870,594	$—	$—
Prudential Core Bond	578,996,053	117,943,410	705,768,323	—	—
Small-Cap Growth	69,349,058	4,829,859	78,826,615	—	—
Small-Cap Value	39,794,227	6,785,845	51,486,216	—	—
T. Rowe Price Equity Income	151,759,434	19,902,510	189,580,391	—	—
T. Rowe Price Large-Cap Growth	104,817,429	16,930,357	130,308,735	—	—
Western Asset Core Plus Bond	307,482,871	62,440,629	375,173,970	—	—

	$3,355,092,275	$638,676,946	$4,171,557,893	$—	$—

Written options transactions, during the year ended December 31, 2013, were as follows:

	Advanced Strategies		BlackRock Global Strategies
	Number of Contracts/Swaps Notional Amount	Premium	Number of Contracts/Swaps Notional Amount	Premium
Balance at beginning of period	306,139,350	$4,972,944	—	$—
Written options	3,316,496,980	7,996,101	651,200	168,945
Expired options	(1,783,096,860)	(7,223,834)	(424,350)	(83,095)
Closed options	(245,709,350)	(2,322,772)	(133,000)	(71,237)

Balance at end of period	1,593,830,120	$3,422,439	93,850	$14,613

	PIMCO Limited Maturity		PIMCO Total Return
	Number of Contracts/Swaps Notional Amount	Premium	Number of Contracts/Swaps Notional Amount	Premium
Balance at beginning of period	72,000,000	$957,925	1,347,800,000	$6,780,287
Written options	16,000	145	5,623,080,000	19,718,435
Expired options	(69,416,000)	(954,395)	(4,662,500,000)	(17,067,168)
Closed options	(2,600,000)	(3,675)	(177,700,000)	(799,202)

Balance at end of period	—	$—	2,130,680,000	$8,632,352

6.	Tax Information

All Portfolios are treated as partnerships for tax purposes. The character of the cash distributions made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each shareholder will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value. The Portfolios generally attempt to manage their diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provisions for income tax are required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7.	Line of Credit

The Portfolios, along with other affiliated registered investment companies (the “Funds”), were parties to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 5, 2013 through November 4, 2014. The Funds pay an annualized commitment fee of

B16

0.08% on the unused portion of the SCA. Prior to November 5, 2013, the Funds had another SCA with substantially similar terms. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

	Average Advances Outstanding During the Period	Average Interest Rate	Number of Days Advances Outstanding During the Period	Outstanding Borrowings at December 31, 2013
BlackRock Global Strategies	$349,429	1.43%	7	—
Defensive Asset Allocation	1,189,143	1.42%	7	—
Prudential Growth Allocation	2,993,929	1.43%	14	—
RCM World Trends	1,846,000	1.45%	2	—
Schroders Global Tactical	3,372,500	1.45%	36	—

8.	Capital

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

9.	Ownership

As of December 31, 2013, substantially all shares of each Portfolio were owned of record by PALAC, Pruco Life Arizona, PLNJ and PICA on behalf of the owners of the variable insurance products issued by each of these entities.

10.	Subsequent Event

Effective the close of business on February 7, 2014, First Trust was replaced as subadviser on the First Trust Balanced Target with Pyramis Global Advisors, LLC. The First Trust Balanced Target was also renamed AST FI Pyramis® Quantitative.

B17

Financial Highlights

	AST Advanced Strategies Portfolio
	Year Ended December 31,
	2013(c)	2012(c)	2011	2010	2009(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.08	$10.84	$10.93	$9.73	$7.96

Income (Loss) From Investment Operations:
Net investment income	.14	.18	.17	.12	.17
Net realized and unrealized gain (loss) on investments	1.86	1.28	(.16)	1.20	1.87

Total from investment operations	2.00	1.46	.01	1.32	2.04

Less Distributions:	—	(.22)	(.10)	(.12)	(.27)

Net Asset Value, end of year	$14.08	$12.08	$10.84	$10.93	$9.73

Total Return(a)	16.56%	13.65%	.11%	13.71%	26.20%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$8,426.2	$6,350.6	$3,784.3	$3,505.8	$2,021.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.90%	.93%	.95%	.97%	1.02%
Expenses Before Waivers and/or Expense Reimbursement	.93%	.98%	.99%	.99%	1.03%
Net investment income	1.10%	1.54%	1.74%	1.59%	1.97%
Portfolio turnover rate	148%	172%	221%	155%	222%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST Balanced Asset Allocation Portfolio
	Year Ended December 31,
	2013	2012	2011	2010(c)	2009(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.73	$10.91	$11.11	$9.98	$8.23

Income (Loss) From Investment Operations:
Net investment income (loss)	(.02)	.11	.12	.08	.17
Net realized and unrealized gain (loss) on investments.	2.09	1.21	(.25)	1.14	1.73

Total from investment operations	2.07	1.32	(.13)	1.22	1.90

Less Distributions:	—	(.50)	(.07)	(.09)	(.15)

Net Asset Value, end of year	$13.80	$11.73	$10.91	$11.11	$9.98

Total Return(a)	17.65%	12.48%	(1.22)%	12.31%	23.30%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$10,590.7	$8,712.2	$6,447.4	$6,887.8	$4,612.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.16%	.15%	.16%	.16%	.17%
Expenses Before Waivers and/or Expense Reimbursement	.16%	.16%	.16%	.16%	.17%
Net investment income (loss)	(.15)%	1.06%	1.06%	.80%	1.91%
Portfolio turnover rate	47%	38%	71%	34%	34%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	AST BlackRock Global Strategies Portfolio
	Year Ended December 31,		April 29, 2011(c) through December 31, 2011
	2013	2012
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.32	$9.27	$10.00

Income (Loss) From Investment Operations:
Net investment income	.09	.10	.06
Net realized and unrealized gain (loss) on investments	1.04	1.00	(.79)

Total from investment operations	1.13	1.10	(.73)

Less Distributions:	—	(.05)	—

Net Asset Value, end of period	$11.45	$10.32	$9.27

Total Return(a)	10.95%	11.90%	(7.30)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,207.7	$1,772.9	$1,088.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.10%	1.10%	1.08	%(d)
Expenses Before Waivers and/or Expense Reimbursement	1.11%	1.13%	1.15	%(d)
Net investment income	.98%	1.26%	1.10	%(d)
Portfolio turnover rate	380%	550%	314	%(e)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Annualized.

(e)	Not annualized.

	AST Defensive Asset Allocation Portfolio
	April 29, 2013(c) through December 31, 2013(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Loss From Investment Operations:
Net investment loss	(.02)
Net realized and unrealized loss on investments.	(.18)

Total from investment operations	(.20)

Net Asset Value, end of period	$9.80

Total Return(a)	(2.00)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$129.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.37	%(e)
Expenses Before Waivers and/or Expense Reimbursement	.37	%(e)
Net investment loss.	(.37	)%(e)
Portfolio turnover rate	38	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	AST First Trust Balanced Target Portfolio
	Year Ended December 31,
	2013	2012(c)	2011	2010(c)	2009(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.23	$9.46	$9.76	$8.69	$7.33

Income (Loss) From Investment Operations:
Net investment income	.18	.22	.21	.22	.24
Net realized and unrealized gain (loss) on investments	1.33	.77	(.35)	1.00	1.45

Total from investment operations	1.51	.99	(.14)	1.22	1.69

Less Distributions:	—	(.22)	(.16)	(.15)	(.33)

Net Asset Value, end of year	$11.74	$10.23	$9.46	$9.76	$8.69

Total Return(a)	14.76%	10.64%	(1.51)%	14.36%	23.85%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$5,030.0	$4,112.7	$2,784.0	$2,787.4	$1,671.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.89%	.93%	.94%	.94%	.98%
Expenses Before Waivers and/or Expense Reimbursement	.93%	.97%	.98%	.98%	.99%
Net investment income	1.79%	2.23%	2.33%	2.46%	3.08%
Portfolio turnover rate	69%	94%	130%	62%	49%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST Franklin Templeton Founding Funds Plus Portfolio
	April 29, 2013(c) through December 31, 2013
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment loss	—	(d)
Net realized and unrealized gain on investments	.94

Total from investment operations	.94

Net Asset Value, end of period	$10.94

Total Return(a)	9.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$494.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.09	%(e)
Expenses Before Waivers and/or Expense Reimbursement	.09	%(e)
Net investment loss.	(.09	)%(e)
Portfolio turnover rate	2	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Less than $0.005 per share.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	AST PIMCO Limited Maturity Bond Portfolio
	Year Ended December 31,
	2013	2012(c)	2011(c)	2010(c)		2009(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.58	$10.55	$10.58	$10.46		$10.85

Income (Loss) From Investment Operations:
Net investment income	.13	.10	.14	.11		.30
Net realized and unrealized gain (loss) on investments	(.36)	.38	.11	.29		.75

Total from investment operations	(.23)	.48	.25	.40		1.05

Less Distributions:	—	(.45)	(.28)	(.28)		(1.44)

Net Asset Value, end of year	$10.35	$10.58	$10.55	$10.58		$10.46

Total Return(a)	(2.17)%	4.60%	2.34%	3.90%		10.33%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,052.5	$1,178.0	$1,026.2	$968.4		$1,033.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.76%	.76%	.77%	.79	%(d)	.79%
Expenses Before Waivers and/or Expense Reimbursement	.76%	.78%	.78%	.80	%(d)	.79%
Net investment income	1.09%	.95%	1.34%	1.02%		2.78%
Portfolio turnover rate	85%	297%	575%	368%		363%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Includes interest expense of 0.01% for the year ended December 31, 2010.

	AST PIMCO Total Return Bond Portfolio
	Year Ended December 31,
	2013(c)	2012(c)		2011(c)		2010(c)		2009(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.52	$11.91		$12.16		$11.70		$11.31

Income (Loss) From Investment Operations:
Net investment income	.18	.25		.26		.25		.35
Net realized and unrealized gain (loss) on investments	(.41)	.84		.13		.64		1.41

Total from investment operations	(.23)	1.09		.39		.89		1.76

Less Distributions:	—	(.48)		(.64)		(.43)		(1.37)

Net Asset Value, end of year	$12.29	$12.52		$11.91		$12.16		$11.70

Total Return(a)	(1.84)%	9.32%		3.18%		7.72%		16.53%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$7,045.8	$8,159.5		$6,925.1		$9,779.9		$8,417.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.72%	.73	%(d)	.74	%(d)	.74	%(d)	.75	%(d)
Expenses Before Waivers and/or Expense Reimbursement	.73%	.77	%(d)	.77	%(d)	.77	%(d)	.78	%(d)
Net investment income	1.46%	2.06%		2.14%		2.09%		3.03%
Portfolio turnover rate	348%	482%		755%		633%		445%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The expense ratio reflects the interest and fees expense related to the liability for the floating rate notes issued in conjunction with inverse floater securities.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

	AST Preservation Asset Allocation Portfolio
	Year Ended December 31,
	2013(c)	2012(c)	2011(c)	2010(c)	2009(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.05	$11.76	$11.75	$10.78	$9.10

Income (Loss) From Investment Operations:
Net investment income (loss)	(.02)	.17	.16	.13	.27
Net realized and unrealized gain (loss) on investments	1.13	1.00	(.04)	1.00	1.54

Total from investment operations	1.11	1.17	.12	1.13	1.81

Less Distributions:	—	(.88)	(.11)	(.16)	(.13)

Net Asset Value, end of year	$13.16	$12.05	$11.76	$11.75	$10.78

Total Return(a)	9.21%	10.38%	.99%	10.57%	20.04%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$7,669.2	$7,677.2	$5,854.6	$5,299.9	$3,666.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.16%	.15%	.16%	.17%	.17%
Expenses Before Waivers and/or Expense Reimbursement	.16%	.16%	.16%	.17%	.17%
Net investment income (loss)	(.15)%	1.40%	1.34%	1.13%	2.71%
Portfolio turnover rate	30%	26%	58%	24%	21%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST Prudential Growth Allocation Portfolio
	Year Ended December 31,
	2013	2012	2011	2010(c)	2009(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.22	$9.20	$9.91	$8.42	$6.86

Income (Loss) From Investment Operations:
Net investment income	.13	.16	.15	.14	.15
Net realized and unrealized gain (loss) on investments	1.61	1.02	(.76)	1.44	1.60

Total from investment operations	1.74	1.18	(.61)	1.58	1.75

Less Distributions:	—	(.16)	(.10)	(.09)	(.19)

Net Asset Value, end of year	$11.96	$10.22	$9.20	$9.91	$8.42

Total Return(a)	17.03%	12.92%	(6.22)%	19.02%	25.98%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$6,379.5	$5,048.9	$3,253.6	$4,030.3	$2,419.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.92%	.93%	.93%	.93%	.97%
Expenses Before Waivers and/or Expense Reimbursement	.94%	.97%	.98%	.98%	.98%
Net investment income	1.28%	1.86%	1.43%	1.61%	2.00%
Portfolio turnover rate	288%	98%	150%	89%	58%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

Financial Highlights

	AST RCM World Trends Portfolio
	Year Ended December 31,
	2013	2012	2011	2010(c)	2009(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.21	$9.60	$9.96	$8.95	$7.28

Income (Loss) From Investment Operations:
Net investment income	.07	.05	.06	.06	.13
Net realized and unrealized gain (loss) on investments.	1.21	.91	(.24)	1.00	1.57

Total from investment operations	1.28	.96	(.18)	1.06	1.70

Less Distributions:	—	(.35)	(.18)	(.05)	(.03)

Net Asset Value, end of year	$11.49	$10.21	$9.60	$9.96	$8.95

Total Return(a)	12.54%	10.28%	(1.82)%	11.92%	23.39%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,457.3	$3,616.9	$2,196.5	$1,974.6	$877.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.74%	.21%	.23%	.23%	.27%
Expenses Before Waivers and/or Expense Reimbursement	.82%	.30%	.32%	.32%	.33%
Net investment income	.73%	.73%	.72%	.66%	1.61%
Portfolio turnover rate	153%	96%	113%	44%	44%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST Schroders Global Tactical Portfolio
	Year Ended December 31,
	2013(c)	2012(c)	2011	2010(c)	2009(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.85	$10.34	$10.71	$9.40	$7.44

Income (Loss) From Investment Operations:
Net investment income	.21	.11	.06	.05	.10
Net realized and unrealized gain (loss) on investments.	1.94	1.52	(.31)	1.29	1.90

Total from investment operations	2.15	1.63	(.25)	1.34	2.00

Less Distributions:	—	(.12)	(.12)	(.03)	(.04)

Net Asset Value, end of year	$14.00	$11.85	$10.34	$10.71	$9.40

Total Return(a)	18.14%	15.91%	(2.39)%	14.34%	27.02%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,329.7	$3,011.3	$1,613.7	$1,586.4	$603.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.05%	.81%	.23%	.24%	.31%
Expenses Before Waivers and/or Expense Reimbursement	1.06%	.86%	.32%	.32%	.36%
Net investment income	1.63%	.93%	.61%	.52%	1.11%
Portfolio turnover rate	165%	361%	133%	60%	48%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C6

Financial Highlights

	AST Schroders Multi-Asset World Strategies Portfolio
	Year Ended December 31,
	2013	2012	2011	2010(c)	2009(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.83	$12.74	$13.50	$12.17	$9.69

Income (Loss) From Investment Operations:
Net investment income	.26	.24	.27	.33	.31
Net realized and unrealized gain (loss) on investments	1.72	1.15	(.73)	1.09	2.35

Total from investment operations	1.98	1.39	(.46)	1.42	2.66

Less Distributions:	—	(.30)	(.30)	(.09)	(.18)

Net Asset Value, end of year	$15.81	$13.83	$12.74	$13.50	$12.17

Total Return(a)	14.32%	11.13%	(3.52)%	11.78%	27.73%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,056.9	$3,605.4	$2,612.7	$2,702.7	$1,072.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.20%	1.20%	1.22%	1.23%	1.35%
Expenses Before Waivers and/or Expense Reimbursement	1.21%	1.24%	1.24%	1.25%	1.35%
Net investment income	1.71%	1.98%	2.14%	2.60%	2.76%
Portfolio turnover rate	93%	103%	161%	123%	142%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST T. Rowe Price Asset Allocation Portfolio
	Year Ended December 31,
	2013(c)	2012(c)	2011	2010(c)	2009(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$19.07	$17.21	$17.05	$15.45	$12.75

Income (Loss) From Investment Operations:
Net investment income	.33	.33	.27	.29	.28
Net realized and unrealized gain (loss) on investments.	2.88	1.95	.07	1.47	2.75

Total from investment operations	3.21	2.28	.34	1.76	3.03

Less Distributions:	—	(.42)	(.18)	(.16)	(.33)

Capital Contributions:	—	—	— (d)	—	—

Net Asset Value, end of year	$22.28	$19.07	$17.21	$17.05	$15.45

Total Return(a)	16.83%	13.50%	1.98%	11.53%	24.14%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$10,345.8	$7,603.6	$4,259.7	$3,523.9	$1,794.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.89%	.93%	.95%	.96%	.99%
Expenses Before Waivers and/or Expense Reimbursement	.92%	.97%	.98%	.98%	1.01%
Net investment income	1.58%	1.77%	1.84%	1.84%	2.03%
Portfolio turnover rate	54%	51%	92%	51%	55%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share. During the year ended December 31, 2011, the Portfolio received an amount of $20,313 related to an affiliate’s settlement of regulatory proceedings involving allegations of improper trading in the Portfolio shares. The Portfolio was not involved in the proceedings or in the calculation of the amount of the settlement.

SEE NOTES TO FINANCIAL STATEMENTS.

C7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

ADVANCED SERIES TRUST:

We have audited the accompanying statements of assets and liabilities of the AST Advanced Strategies Portfolio, AST Balanced Asset Allocation Portfolio, AST BlackRock Global Strategies Portfolio, AST Defensive AA Portfolio, AST First Trust Balanced Target Portfolio, AST Franklin Templeton Founding Funds Plus Portfolio, AST PIMCO Limited Maturity Bond Portfolio, AST PIMCO Total Return Bond Portfolio, AST Preservation Asset Allocation Portfolio, AST Prudential Growth Allocation Portfolio (formerly First Trust Capital Appreciation Target Portfolio), AST RCM World Trends Portfolio (formerly CLS Moderate AA Portfolio), AST Schroders Global Tactical Portfolio, AST Schroders Multi-Asset World Strategies Portfolio and AST T. Rowe Price Asset Allocation Portfolio (hereafter referred to as the “Portfolios”), each a portfolio of the Advanced Series Trust, including the schedules of investments, as of December 31, 2013, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2013, the results of their operations, the changes in their net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 20, 2014

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees(1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Susan Davenport Austin (46) No. of Portfolios Overseen: 98	Vice Chairman (since 2013), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; President of Sheridan Gospel Network (Since 2004); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc. (1997-2000); Vice President, Salomon Brothers Inc. (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Chairman of the Board of Directors, Broadcast Music, Inc. (Since 2011); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	None.
Sherry S. Barrat (64) No. of Portfolios Overseen: 98	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011–June 2012); formerly, President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly, Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly, President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (formerly, FPL Group, Inc.) (1998-Present); Director of Arthur J. Gallagher & Company (since July 2013).
Kay Ryan Booth (63) No. of Portfolios Overseen: 98	Managing Director of Cappello Waterfield & Co. LLC (since 2011); formerly, Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008 – January 2009); formerly, Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly, Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.
Delayne Dedrick Gold (75) No. of Portfolios Overseen: 98	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None.
Robert F. Gunia (67) No. of Portfolios Overseen: 98	Independent Consultant (since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc.
W. Scott McDonald, Jr., Ph.D. (76) No. of Portfolios Overseen: 98	Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.	None.
Thomas T. Mooney (72) No. of Portfolios Overseen: 98	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.
Thomas M. O’Brien (63) No. of Portfolios Overseen: 98	Director, The BankUnited (NYSE: BKU) (since May 2012); Consultant, Valley National Bancorp, Inc. and Valley National Bank (since January 2012); Formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006 – January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

E1

Interested Trustees(1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robert F. O’Donnell (45) No. of Portfolios Overseen: 98	President of Prudential Annuities (since April 2012); Senior Vice President, Head of Product, Investment Management & Marketing for Prudential Annuities (October 2008 - April 2012); Senior Vice President, Head of Product (July 2004 - October 2008).	None.
Timothy S. Cronin (48) Number of Portfolios Overseen: 98	Chief Investment Officer and Strategist of Prudential Annuities (since January 2004); Director of Investment & Research Strategy (since February 1998); President of AST Investment Services, Inc. (since June 2005).	None.
Bruce W. Ferris (58) Number of Portfolios Overseen: 98	Senior Vice President, Sales and Distribution, Product, Marketing, Prudential Annuities (since May 2006); Vice President-Sales, The Hartford Insurance Company (October 1994-April 2005); Sales Manager, Aetna Investment Services (October 1993-September 1994).	None.

(1) The year that each Trustee joined the Trust’s Board is as follows: Susan Davenport Austin, 2011; Sherry S. Barrat, 2013; Kay Ryan Booth, 2013; Delayne Dedrick Gold, 2003; Robert F. Gunia, 2003; W. Scott McDonald, Jr. 2003; Thomas T. Mooney, 2003; Thomas M. O’Brien, 1992; Robert F. O’Donnell, 2012; Timothy S. Cronin, 2009; Bruce W. Ferris, 2013.

Trust Officers(a)(1)
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Raymond A. O’Hara (58) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Deborah A. Docs (56) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Kathleen DeNicholas (39) Assistant Secretary	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).
Claudia DiGiacomo (39) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).
Jonathan D. Shain (55) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Andrew R. French (51) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Bruce Karpati (44) Chief Compliance Officer	Chief Compliance Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, the Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (May 2013-Present); formerly National Chief (May 2012-May 2013) and Co-Chief (January 2010-May 2012) of the Asset Management Unit, Division of Enforcement, of the U.S. Securities & Exchange Commission; Assistant Regional Director (January 2005 -January 2010) of the U.S. Securities & Exchange Commission.
Theresa C. Thompson (51) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009 ).
Grace C. Torres (54) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (50) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.

E2

Trust Officers(a)(1)
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Peter Parrella (55) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Alan Fu (57) Assistant Treasurer	Vice President and Corporate Counsel - Tax, Prudential Financial, Inc. (since October 2003).

(a) Excludes Mr. O’Donnell and Mr. Cronin, Interested Trustees who also serve as President and Vice President, respectively.

(1) The year in which each individual became an Officer of the Trust is as follows: Raymond A. O’Hara, 2012; Deborah A. Docs, 2005; Kathleen DeNicholas, 2013; Claudia DiGiacomo, 2005; Jonathan D. Shain, 2005; Andrew R. French, 2006; Amanda S. Ryan, 2012; Bruce Karpati, 2013; Theresa C. Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 2003; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Alan Fu, 2006.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested”, as defined in the Investment Company Act of 1940, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC. Robert F. O’Donnell, Timothy S. Cronin and Bruce W. Ferris are Interested Trustees because they are employed by an affiliate of the Manager of the Trust.

Unless otherwise noted, the address of all Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

“No. of Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC (PI) and/or AST Investment Services, Inc. (ASTI) (collectively, the Manager) that are overseen by the Trustee. The investment companies for which PI and/or ASTI serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential’s Gibraltar Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Global Short Duration High Yield Fund, Inc.

E3

Approval of Advisory Agreements

Board Consideration of Subadvisory Agreement (AST First Trust Balanced Portfolio)

Approval of a New Subadvisory Agreement

As required by the Investment Company Act of 1940 (the 1940 Act), the Board of Trustees (the Board) of the Advanced Series Trust (AST) considered a proposed subadvisory agreement among Prudential Investments LLC (PI), AST Investment Services, Inc. (ASTIS, and together with PI, the Manager) and Pyramis Global Advisors, LLC (Pyramis) for the AST First Trust Balanced Portfolio (the Portfolio). The subadvisory agreement with Pyramis (the Subadvisory Agreement) relates to the appointment of Pyramis to replace First Trust Advisors L.P. (First Trust) as the new subadviser to the Portfolio. The Board, including all of the trustees who were not parties to the Subadvisory Agreement and were not interested persons of those parties, as defined in the 1940 Act (the Independent Trustees), met on November 18-19, 2013 (the Board Meeting) and approved the Subadvisory Agreement for an initial two year period and changing the name of the Portfolio to the AST FI Pyramis® Quantitative Portfolio, after concluding that approval of the Subadvisory Agreement was in the best interests of the Portfolio and its beneficial shareholders.

In advance of the meeting, the Board requested and received materials relating to the Subadvisory Agreement, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the Subadvisory Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolio by Pyramis; comparable performance information; the fees paid by the Manager to Pyramis; the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to Pyramis. In connection with its deliberations, the Board considered information provided by the Manager and Pyramis at or in advance of the Board Meeting. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Subadvisory Agreement with respect to the Portfolio.

The Board determined that the overall arrangements between the Manager and Pyramis are appropriate in light of the services to be performed and the fee arrangement under the Subadvisory Agreement and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s reaching its determinations to approve the Subadvisory Agreement are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by First Trust under the current subadvisory agreement and those that would be provided by Pyramis under the proposed Subadvisory Agreement, noting that the nature and extent of services under the existing and new agreements were generally similar in that First Trust and Pyramis were each required to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of the portfolio managers of Pyramis. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to Subadviser. The Board noted that it received favorable compliance reports from AST’s Chief Compliance Officer as to Pyramis. The Board also noted that Pyramis provides subadvisory services to other AST portfolios.

The Board concluded that, based on the nature of the proposed services to be rendered, the background information that it reviewed about Pyramis, and its experience with Pyramis with respect to other AST portfolios, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by Pyramis.

Performance

The Board received and considered information regarding simulated returns based on the strategy proposed to be implemented by Pyramis for the Portfolio. The Board concluded that it was satisfied with the performance of Pyramis.

Fee Rates

The Board considered the proposed subadvisory fee rate payable from the Manager to Pyramis under the Subadvisory Agreement. The Board considered that the contractual subadvisory fee rate for Pyramis was equal to that for First Trust, but noted that Pyramis had agreed to voluntarily waive a portion of its suabdvisory fees, resulting in a lower effective subadvisory fee rate. The Board noted that this lower effective subadvisory fee rate would result in an increase in the net investment management fee to be retained by the Manager, and therefore the Manager agreed to waive a portion of the management fee paid by the Portfolio to the Manager. The Board noted that it would review the management fee paid to the Manager by the Portfolio in connection with future annual reviews of advisory agreements. The Board concluded that the proposed subadvisory fee was reasonable.

Profitability

Because the engagement of Pyramis is new, there was no historical profitability information with respect to the proposed subadvisory arrangement for the Portfolio. As a result, the Board did not consider this factor. The Board noted that it would consider profitability information as part of future annual reviews of advisory agreements.

Economies of Scale

The Board noted that the proposed subadvisory fee schedule for the Portfolio contained breakpoints that reduced the fee rate on assets above specified levels. The Board noted that it would consider economies of scale in connection with the annual reviews of advisory agreements.

Other Benefits to Pyramis

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager and Pyramis in connection with the Portfolio. The Board concluded that any potential benefits to be derived by the Manager and Pyramis were similar to benefits derived by the Manager and Pyramis in connection with their management of the other AST portfolios, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by Pyramis were consistent with those generally derived by other subadvisers to other portfolios of AST, and that those benefits are reviewed on an annual basis. The Board noted that it also considered these factors in connection with the renewal of the advisory agreements for the other AST portfolios for which Pyramis provides subadvisory services at the June 11-12, 2013 Board meeting. The Board concluded that any potential benefits to be derived by Pyramis included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

After full consideration of these factors, the Board concluded that approving the Subadvisory Agreement was in the best interests of the Portfolio and its beneficial shareholders.

This report must be preceded or accompanied by the current prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Trust’s proxy voting policies and procedures is available, without charge, upon request by calling the appropriate phone number listed below. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Fund’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Fund’s website or by calling the telephone number referenced below.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract or the variable life insurance policy that you have chosen. Please refer to your variable product prospectus to determine which portfolios are available to you.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888.

Owners of Individual Life Insurance contracts should call (800) 778-2255.

The Advanced Series Trust is distributed by Prudential Annuities Distributors, Inc., One Corporate Drive, Shelton, CT, 06484, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	PRSRT STD U.S. POSTAGE PAID LANCASTER, PA PERMIT NO. 1793

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888)778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

Prudential Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

0239748-00002-00    AST-AR-C

ADVANCED SERIES TRUST

ANNUAL REPORT • DECEMBER 31, 2013

This report is one of several that provides financial information about certain investment choices available under variable annuity or variable life insurance contracts. Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

For information regarding enrollment in the e-Delivery program, please see the inside front cover of this report.

AST Academic Strategies Asset Allocation Portfolio
AST AQR Large-Cap Portfolio
AST Capital Growth Asset Allocation Portfolio
AST ClearBridge Dividend Growth Portfolio
AST FI Pyramis® Asset Allocation Portfolio
AST Franklin Templeton Founding Funds Allocation Portfolio
AST Goldman Sachs Multi-Asset Portfolio
AST Investment Grade Bond Portfolio
AST J.P. Morgan Global Thematic Portfolio
AST J.P. Morgan Strategic Opportunities Portfolio
AST New Discovery Asset Allocation Portfolio

For information about enrolling in e-Delivery, please refer to the instructions below. Thank you.

Individual Annuity Contract Owners - To receive your reports online, go to www.annuities.prudential.com/investor/edelivery, or scan the code below.

Individual Life Insurance Contract Owners - To receive your reports online, go to www.prudential.com/edelivery, or scan the code below.

Advanced Series Trust Table of Contents	Annual Report	December 31, 2013

■	LETTER TO CONTRACT OWNERS

■	MANAGEMENT REVIEW

■	PRESENTATION OF PORTFOLIO HOLDINGS

■	FEES AND EXPENSES TABLE

■	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	AST Academic Strategies Asset Allocation Portfolio	A1
	AST AQR Large-Cap Portfolio	A80
	AST Capital Growth Asset Allocation Portfolio	A87
	AST ClearBridge Dividend Growth Portfolio	A91
	AST FI Pyramis® Asset Allocation Portfolio	A95
	AST Franklin Templeton Founding Funds Allocation Portfolio	A122
	AST Goldman Sachs Multi-Asset Portfolio	A139
	AST Investment Grade Bond Portfolio	A202
	AST J.P. Morgan Global Thematic Portfolio	A222
	AST J.P. Morgan Strategic Opportunities Portfolio	A283
	AST New Discovery Asset Allocation Portfolio	A353

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

■	APPROVAL OF ADVISORY AGREEMENTS

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2013

■	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. The quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets over time. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Robert F. O’Donnell

President,

Advanced Series Trust	January 31, 2014

Advanced Series Trust (AST) Academic Strategies Asset Allocation Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	9.97%	10.90%	4.26%
Blended Index	9.35	9.72	5.08
S&P 500 Index	32.37	17.93	7.22

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 12/05/2005. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the 12-month period ended December 31, 2013, the AST Academic Strategies Asset Allocation Portfolio returned 9.97%.

The Portfolio’s investment objective is long-term capital appreciation. It is subadvised by Alpha Simplex Group, LLC, AQR Capital Management, LLC/CNH Partners, LLC, CoreCommodity Management, LLC, First Quadrant, L.P., J.P. Morgan Investment Management, Inc., Jennison Associates LLC, Pacific Investment Management Company LLC, Quantitative Management Associates LLC (QMA), and Western Asset Management Company/Western Asset Management Company Limited.

The Blended Index (the Index) returned 9.35%. Investors came to realize that the economies of developed countries were in a sustained, albeit slow, recovery and of these the United States was growing the most rapidly, but the U.S. Federal Reserve was not going to allow interest rates to rise sharply and choke the recovery off. Longer term bond rates slid upward. This set the stage for very strong domestic stock markets and sound international markets, but a poor environment for fixed income securities. The broad U.S. stock market, represented by the Russell 3000 Index, returned 33.55%, while the MSCI EAFE Index of other developed countries was about 10 percentage points lower. The Barclays U.S. Aggregate Bond Index returns, however, was negative.

The subadvisers of the Portfolio’s segments generally performed well versus their respective targets, contributing positively in aggregate to its return. The subadvisers for large cap stocks were among the top contributors. In addition, allocations to absolute return, non-traditional, strategies and to Jennison Global Infrastructure helped results.

The Portfolio’s strategic asset allocation hurt its performance as compared with the Index. In the stock portion, an allocation to emerging market stocks underperformed the developed market stocks in the Index by a wide margin. Diversification into emerging market debt and into TIPS (Treasury Inflation-Protected Securities) hurt bond performance, as these sectors underperformed the broad U.S. investment grade bond market. However, an allocation to high yield debt performed much better than other domestic bonds. The real asset portion of the Portfolio benefited substantially by a diversification away from commodities into infrastructure-oriented stocks.

Tactical asset allocation (short-term changes in the balance among segments) also had a positive impact on performance during the year, largely driven by a tactical overweight to stocks over bonds.

Certain components of the Portfolio use derivatives. QMA, as the asset allocation manager, uses futures contracts to help manage cash flows and to implement asset allocation views. The commodity segment, managed by CoreCommodity Management, uses commodity futures contracts to gain exposure to the markets. Bond subadvisers use derivatives to manage Portfolio risk, for liquidity, and to exploit market inefficiencies. The Portfolio also maintains an allocation to non-traditional investment strategies, some of which (Alpha Simplex Hedge Fund Beta Replication, First Quadrant Global Macro, and First Quadrant Tactical Currency Alpha), are derivative-based strategies. Accordingly, a significant portion of their performance comes from derivatives. Others, such as AQR Diversified Arbitrage, use derivatives to hedge certain exposures.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (20%) an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (20%) an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets, Barclays U.S. Aggregate Bond Index (25%) an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, Dow Jones UBS Commodity Total Return Index (10%) an unmanaged index composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel, and zinc, Wilshire US REIT Total Return Index (10%) an unmanaged index that measures U.S. publicly traded real estate investment trust, and BofA ML 3-Month U.S. Treasury Bill Index (15%) an unmanaged index comprised of a single U.S. Treasury bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Jennison Associates LLC and Quantitative Management Associates LLC are registered investment advisers and Prudential Financial companies.

1

Advanced Series Trust (AST) AQR Large-Cap Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Cumulative Total Returns	Since Inception
Portfolio	17.70%
S&P 500 Index	17.42

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio Inception: 4/29/2013. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

The AST AQR Large-Cap Portfolio was launched in April 2013. The following commentary covers the performance of the Portfolio from its inception through December 31, 2013. Over that period, it returned 17.70%.

The investment objective of the Portfolio is to seek long-term capital appreciation. The Portfolio is subadvised by AQR Capital Management LLC.

The year saw a prolonged bull market in global equities and widespread improvements across developed economies, however paired with volatility in many markets dominated by central bank intervention. The U.S. market, in particular, saw the resolution of a government shut down and improved economic fundamentals. Despite uncertainty around the Fed’s decision to taper asset-purchases in the second half of 2014, U.S. equities had a strong year.

The Portfolio employs a diverse set of fundamental investment signals and applies them in a disciplined and systematic manner. The approach combines bottom-up security and industry selection decisions to help generate excess returns and take advantage of mispricing in a wide range of securities across several dimensions.

Investment views are generated using a multi-factor approach based on the combination of valuation, fundamental and price momentum, earnings quality, investor sentiment, stability and management signaling measures. Each of these investment themes are composed of multiple underlying investment signals (P/E ratio, P/B ratio, dividend policy, and others).

The Portfolio was slightly up versus the benchmark during the year since inception. Five of the eight investment themes within the stock selection model contributed to performance over the period. Stock selection, which receives the majority of the weight in our model, contributed -0.52% relative to the S&P 500 Index over the period. Industry selection contributed -0.36%.

The biggest contributors to performance were momentum (relative price returns among companies and fundamental momentum) across and within industries and valuation. Management signaling was the largest detractor over the year since inception. Management signaling focuses on buying companies with strong share buyback programs and a trend of balance sheet leverage reduction.

Individual equity selection was also a primary contributor to overall performance; however, equity index futures provided return when used in the portfolio for the purposes of equitizing cash flows. Derivatives performed as expected and allowed the Portfolio to gain exposure to the equity market.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

2

Advanced Series Trust (AST) Capital Growth Asset Allocation Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	22.68%	14.10%	5.77%
Blended Index	22.33	14.48	6.92
S&P 500 Index	32.37	17.93	7.22

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 12/5/2005. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2013, the AST Capital Growth Asset Allocation Portfolio returned 22.68%.

The Portfolio’s investment objective is to obtain the highest potential total return consistent with its specified level of risk tolerance.

Financial markets were strong in 2013 despite a number of significant shocks to the economic landscape. A government shutdown, arguments over the debt ceiling, the sequester, uncertainty over the U.S. Federal Reserve’s (the Fed’s) bond purchase program, and a major municipal bankruptcy threatened to derail the economic recovery that began in 2009. Equity markets across the board posted solid gains, with the exception of emerging markets, which lost ground for the year. Bond markets lost ground in 2013 as yields rose by as much as 100 basis points. A basis point is one one-hundredth of a percentage point.

Subadviser allocations generally added value to the Portfolio over the 2013 calendar year. On the domestic front, notable out-performers for the year included: AST T. Rowe Price Large-Cap Growth, AST Loomis Sayles Large-Cap Growth, AST MFS Growth, and AST Large-Cap Value portfolios. Performance of the two international subadvisers was poor for the year. Within fixed income, all subadvisers met or exceeded their benchmark return.

Tactical asset allocation had a significant impact on Portfolio out-performance. An underweight to fixed income benefited the Portfolio, given the significant run-up of equities over the 2013 calendar year.

A small cash position, used to assist in the day to day management of cash flows, detracted from performance for the period as both equity and fixed income markets produced better returns than cash.

The Portfolio’s fund-of-funds structure is managed by Quantitative Management Associates LLC (QMA) with an active overlay Portfolio that uses derivatives to gain market exposure. This overlay is used to manage cash flows and provide liquidity for the Portfolio. Index futures (a form of derivative security) are used to provide this liquidity and are not designed to affect the performance of the Portfolio.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (60%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays U.S. Aggregate Bond Index (25%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. Russell 1000 Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

3

Advanced Series Trust (AST) ClearBridge Dividend Growth Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Cumulative Total Returns	Since Inception
Portfolio	18.30%
S&P 500 Index	24.17

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio Inception: 2/25/2013. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

The AST ClearBridge Dividend Growth Portfolio was launched in February 2013. The following commentary covers the performance of the Portfolio from its inception through December 31, 2013. Over that period, it returned 18.30%.

The investment objective of the Portfolio is to seek income, capital preservation, and capital appreciation. The Portfolio is subadvised by ClearBridge Investments, LLC.

While economic performance was disappointing in 2013, stock market performance was certainly not. The U.S. stock market turned in its best performance since the 1997 tech bubble. The year’s total return was driven by multiple expansion — the price investors were willing to pay for a dollar’s worth of earnings increased from 13 to 17 times — after the Federal Reserve’s (the Fed) bond-buying program convinced investors to move out of bonds and into the stock market. The undervalued equity market that existed from 2009 through 2012 subsequently moved to a more fairly valued level.

The Portfolio underperformed its benchmark, the S&P 500 Index (the Index) which returned 24.17% for the period since the Portfolio’s inception, primarily due to overall sector allocation and stock selection. Although the Portfolio had positive returns in all ten economic sectors on an absolute basis, overall sector allocation detracted from performance relative to the Index. The leading contributors to absolute return included holdings within the industrial, information technology and consumer discretionary sectors which helped to offset holdings that lagged within the telecommunication services and utility sectors.

An overweight position in the utility sector also detracted. The utility sector underperformed the broad market after the Fed signaled in May the intent to begin tapering its bond-buying program. The Portfolio’s cash holdings also detracted from performance relative to the Index as stock markets generally rose.

Stock selection in consumer discretionary and health care sectors detracted the most from relative performance although this was partially offset by positive selection effects within the information technology and utility sectors.

The leading individual contributors to Portfolio performance were Raytheon, Microsoft, MetLife Inc, 3M and Time Warner. The five bottom contributors were BHP Biliton PLC, Brookfield Renewable Energy Partners LP, Kinder Morgan, Kinder Morgan Management LLC and YUM! Brands. The Portfolio no longer held positions in BHP Biliton PLC, Kinder Morgan, Kinder Morgan Management LLC and YUM! Brands at the end of the reporting period.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

4

Advanced Series Trust (AST) FI Pyramis® Asset Allocation Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	19.22%	12.66%	4.70%
Blended Index	19.45	13.14	4.89
S&P 500 Index	32.37	17.93	6.03

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2013, the AST FI Pyramis® Asset Allocation Portfolio returned 19.22%. The Portfolio’s objective is to maximize total return. The Portfolio is subadvised by Pyramis Global Advisors, LLC, a unit of Fidelity Investments.

The domestic stock markets continued to dominate. The S&P 500 advanced over 32.37%, its biggest gain since 1997, and the four-year bull market continued to run. All 10 of the S&P’s stock sectors finished 2013 in positive territory. Blue chip stocks posted the biggest annual gain in 18 years. Stocks most closely associated with economic growth fared the best overall while defensive stocks tended to lag. Smaller companies, as measured by the Russell 2000 Index, rose 38.82%, its best year since 2003. The year saw low volatility and far less correlation among asset classes.

Growth in emerging markets continued to slow. Emerging market earnings growth has been declining since 2010, which has led to declines in stocks from these countries. Rates in China are rising which could result in a slowing in that area (a big factor in China’s slowdown will also be their transition from an economy driven by government investment spending and exports to a more consumer based economy. This will take years to come to fruition. Probably too long to add).

After much debate during the year regarding tapering the Federal Reserve announced in mid-December their decision to reduce the amount of monthly purchases by $10B in January 2014, reducing the pace of purchases to $75B per month. The yield on the 10 Year Treasury rose from 1.6% in May to just over 3% in December. For the year, the yield rose 1.27%, its largest annual climb since 2009, reflecting the Federal Reserve’s unwinding of stimulus.

The Portfolio slightly underperformed its benchmark, the Blended Index (defined below), which returned 19.45%. Asset allocation was a positive contributor, while security selection was a slight drag on performance.

The Portfolio outperformed in domestic and European markets, but underperformed in emerging markets. Investment grade bonds outperformed due to an underweight position in fixed income, while high yield bonds and TIPS underperformed.

The Portfolio uses futures contracts on major domestic stock indexes to manage cash flow, which had little impact on relative performance for 2013.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of S&P 500 Index (50%), an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market, Barclays U.S. Aggregate Bond Index (30%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. Russell 2000 Index is an unmanaged market-cap weighted index that measures the performance of approximately 2000 small-cap companies in the Russell 3000 Index, which is made up of 3000 of the biggest U.S. stocks. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

5

Advanced Series Trust (AST) Franklin Templeton Founding Funds Allocation Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	Since Inception
Portfolio	24.47%	19.83%
Blended Index	24.41	16.85
S&P 500 Index	32.37	17.42

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/30/2012. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2013, the AST Franklin Templeton Founding Funds Allocation Portfolio returned 24.47%.

The Portfolio is subadvised by Templeton Global Advisors, Ltd., Franklin Advisers, Inc., and Franklin Mutual Advisers, LLC. The Portfolio’s investment objective is to seek capital appreciation, with a secondary objective to seek income.

The year 2013 brought progress to financial markets and the global economy as stabilization for key financial institutions and declining equity correlations allowed investors to refocus on fundamentals. U.S. economic growth and employment trends generally exceeded expectations. The euro zone emerged from its longest recession on record during the second half of 2013 and Japan’s growth moderated. The European Central Bank reduced its policy rate to a record low and pledged to maintain systemic support. Growth in China and other emerging markets moderated based on lower domestic demand. Emerging market equities and regional currencies depreciated during the period, although rallying toward period-end.

Investors also anticipated higher interest rates and pulled back from the fixed income markets overall. Most fixed income markets declined during the fiscal year.

Stock selection in the financials, industrials and information technology (IT) sectors helped the Portfolio. Financials holdings benefiting returns included investment bank Morgan Stanley, commercial banks UniCredit (Italy) and Credit Agricole (France), and insurer AXA (France). Major contributors among industrials included International Consolidated Airlines Group (U.K.), employment services firm Randstad Holding (Netherlands), and off-benchmark automobile parts manufacturer Navistar International. Computer maker Hewlett-Packard contributed from the IT sector, as did software developer Microsoft.

In contrast, stock selection in the telecommunication services sector and the Portfolio’s cash position weighed on relative returns. Off-benchmark mobile phone operators Turkcell Iletisim Hizmetleri (Turkey) and China Telecom (China) declined in value. Outside of this sector, off-benchmark positions in multinational oil producer Petroleo Brasileiro (Brazil) and electrical components manufacturer Samsung Electronics (South Korea) also detracted.

The Portfolio’s equity and income segment meaningfully increased its equity securities weighting. This shift was driven by appreciation of underlying positions and reallocation of assets toward equities. The Portfolio’s fixed income assets remained positioned largely in high yield corporate bonds, which performed well as higher coupons and strong credit trends helped mitigate rising long-term interest rates. Most equity and fixed income sectors delivered positive returns during the year. Leading equity positions included LyondellBasell Industries, Roche Holding and Wells Fargo. Notable equity detractors included Newmont Mining, Barrick Gold and GoldCorp. In fixed income, First Data, and Freescale Semiconductor benefited performance. Conversely, fixed income positions in Texas Competitive Electric Holdings, NII Capital and Walter Energy detracted from results.

The Portfolio sought to invest in value stocks trading at deep discounts to intrinsic value. During the year, our investments in Microsoft, mobile telephony operator Vodafone Group and managed health care company Cigna were key contributors to the Portfolio’s performance. In contrast, holdings of integrated energy company Petroleo Brasileiro (Petrobras), metals and mining firm Anglo American and heavy equipment manufacturer CNH Industrial detracted. The year presented limited opportunities in distressed debt and merger arbitrage.

During the period, the Portfolio held currency forwards to somewhat hedge the currency risk of the Portfolio’s non-U.S. dollar investments. The Portfolio also held other derivatives. The hedges and use of other derivatives had a minor negative impact on the Portfolio’s performance during the period.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of S&P 500 Index (50%) an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market, MSCI World (Morgan Stanley Capital International) Index (GD) (33.33%), an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. (The GD version does not reflect the impact of withholding taxes on reinvested dividends.), and Barclays U.S. Aggregate Bond Index (16.67%) an unmanaged index comprised of a single U.S. Treasury bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

6

Advanced Series Trust (AST) Goldman Sachs Multi-Asset Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	9.82%	10.63%	4.12%
Blended Index	14.07	11.36	4.44
S&P 500 Index	32.37	17.93	6.03

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2013, the AST Goldman Sachs Mutli-Asset Portfolio returned 9.82%.

The Portfolio’s investment objective is to obtain a high level of total return consistent with its level of risk tolerance. The Portfolio is subadvised by Goldman Sachs Asset Management, L.P.

Developed market equities continued to rally and outperform in 2013. Investor sentiment was sanguine as the global economy showed signs of improvement and concerns over U.S. monetary and fiscal policy largely abated. After initially surprising in May, the market began to digest the potential end to the Federal Reserve’s (the Fed) Quantitative Easing (QE) bond-buying program and interest rates began to rise, reversing their decades-long decline. This rising rate environment proved to be challenging for fixed income and emerging markets. However, the ability to borrow at lower rates and invest at higher rates combined with low default rates made high yield bonds an attractive asset class despite the rising rate environment. Emerging markets — both equity and debt — retreated as a result of slowing economic growth, particularly in China, and geopolitical transitions. The additional risk from currency inherent in local emerging market debt also hurt the asset class, which sold off in 2013. Small-cap stocks in both the U.S. and international equity markets outperformed their large-cap counterparts. Trading more like fixed income than like equities, global real estate experienced significant drawdowns.

The Portfolio lagged its benchmark (defined below) which returned 14.07% for the time period from the Portfolio’s inception to the end of the year. Exposure to emerging markets was the main driver of underperformance as these markets generally lagged developed markets. The Portfolio’s strategic exposures to emerging market securities not included in the benchmark in both the equity and debt markets lagged developed market benchmarks. Tactically reducing these strategic overweights helped mitigate the detrimental impact to the Portfolio.

In the strong global equity rally, the Portfolio was aided by the tactical decision to overweight global equity and underweight fixed income. The overweight in equities was the largest contributor to the Portfolio’s relative performance. A strategic and tactical overweight in both U.S. and developed markets small-cap equity also strongly contributed to the Portfolio’s performance. Similarly, a strategic and tactical overweight to U.S. high yield bonds contributed positively to returns.

Derivatives and similar instruments were used for the efficient management of the Portfolio’s holdings and cash flows. They also helped to manage equity, interest rate, credit and currency risks more effectively by allowing the Portfolio both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision. Equity index futures were used to manage exposure to global equities in addition to small cap domestic equities. Currency transactions were used both to gain exposure to international markets, enhance returns and to hedge against certain currency exchange rate fluctuations. Also, Treasury futures were used to facilitate specific duration, yield curve, and country strategies; swaptions (or options on interest rate swap contracts) were used to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps were used to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasuries.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Barclays U.S. Aggregate Bond Index (50%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and The MSCI World Index (50%) an unmanaged capitalization-weighted index that captures large- and mid-cap representation across 24 Developed Markets countries. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

7

Advanced Series Trust (AST) Investment Grade Bond Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	-3.18%	7.99%	8.27%
Barclays U.S. 5-10 Year Government/Credit Bond Index	-3.37	5.99	5.50

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/28/2008. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2013, the AST Investment Grade Bond Portfolio returned -3.18%.

The Portfolio’s investment objective is to maximize total return consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation. The Portfolio is subadvised by Prudential Investment Management, Inc.

Aside from positive returns posted by global high yield corporate and European peripheral debt, 2013 was generally a tough year for bonds — with the Barclays U.S. Aggregate Bond Index posting a rare negative return of 2.02%. The year began calmly, but in the second quarter, fears of the Federal Reserve (“Fed”) tapering its bond buying program prompted investors to push up interest rates worldwide. Bond prices, which move inversely with yields, declined, reflecting the prospect of reduced support from the Fed for Treasuries and mortgage-backed securities and a strengthening of the U.S. economy. In September, after the Fed decided to delay tapering, interest rates declined somewhat, rising again in the fourth quarter. In December, the Fed announced that it would begin tapering its bond buying program in January 2014 by reducing its purchases of Treasuries and mortgage-backed securities from $85 billion a month to $75 billion a month.

U.S. Treasury yields increased during the year as the realization sunk in that the Fed’s days of babysitting the bond market were numbered. Two-year yields rose modestly, to 0.38%, five-year yields rose to 1.74%, and 30-year yields climbed to 3.97%.

U.S. corporate bonds outperformed Treasuries during 2013, but posted a negative return because of the overall increase in interest rates. The credit quality of U.S. financial issuers continued to improve in 2013 as institutions took steps to improve capital levels and reduce leverage.

The Portfolio outperformed its benchmark, the Barclays U.S. 5-10 Year Government/Credit Bond Index, which declined 3.37%. The outperformance was primarily the result of the Portfolio’s sector allocations. An overweight in investment-grade bonds contributed the most positively. The Portfolio also benefited from its overweight in high-yield bonds. High-yield bonds outpaced all other fixed-income sectors in 2013, generating a solid positive return as their high income and solid fundamentals overshadowed the increase in interest rates. The Portfolio’s exposure occurred via traditional investment grade corporate bonds and high yield bonds as well as derivatives. The Portfolio actively uses derivatives, which are essential due to the high-velocity, algorithmically-driven asset flows in the fixed income universe.

In addition, Portfolio performance was enhanced by an overweight in commercial mortgage-backed securities (CMBS), especially “top-of-the-capital structure” issues such as super-senior CMBS. CMBS continued to benefit from stabilizing commercial real estate values and improving lending.

Individual issue selection was broadly positive during the year, with Portfolio benefiting from investments among mortgage-backed securities, CMBS, asset-backed securities, municipal bonds, and investment-grade corporate bonds.

Conversely, issue selection in emerging markets debt detracted from Portfolio returns. Emerging markets debt suffered a steep decline in the second quarter as interest rates rose. Though the asset class recovered during the third and fourth quarters, it was not enough to offset the earlier losses.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays U.S. 5-10 Year Government/Credit Bond Index an unmanaged index that includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade Yankee bonds that have maturities between five and ten years and are publicly issued. Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Prudential Investment Management, Inc. is a registered investment adviser and Prudential Financial company.

8

Advanced Series Trust (AST) J.P. Morgan Global Thematic Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	16.28%	13.62%	4.90%
Blended Index	14.72	13.39	4.86
S&P 500 Index	32.37	17.93	6.03

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2013, the AST J.P. Morgan Global Thematic Portfolio returned 16.28%.

The Portfolio’s investment objective is to seek capital appreciation consistent with its specified level of risk tolerance. The Portfolio is subadvised by J.P. Morgan Investment Management, Inc.

In a world recovering from financial crisis and rife with political discontent, unprecedented monetary easing and deep-seated investor prejudice were key themes in 2013. With this backdrop of expansionary monetary policies pursued by the largest central banks in the developed world, equities performed strongly with differentiation seen across regions. The MSCI World Index (GD) was up 27.37% during the 12 months. In the U.S., large-cap stocks, as represented by the S&P 500 Index, advanced 32.37%, while small-cap stocks, as represented by the Russell 2000 Index, outperformed large caps and were up 38.82%. The MSCI Emerging Market Index (GD) underperformed developed markets, declining 2.27% during the period. The Barclays U.S. Aggregate Bond Index, a measure of fixed income performance, declined 2.02% over the 12 months. Commodities experienced a negative 2013 as well.

Over 2013, the Portfolio’s performance compared favorably to the Blended Index, which returned 14.72% over the same period.

At the total Portfolio level, both asset allocation and security selection contributed to performance. The tactical overweight position in developed equities strongly aided performance as both U.S. and EAFE (Europe, Asia and Far East) equity markets experienced a very strong year. These tactical overweight positions were implemented through long futures. Overall, security selection within the active developed equity exposures significantly added to results. The Portfolio’s overweight position in equities was funded mainly from core fixed income. The underweight in core fixed income also heavily contributed to performance. This underweight was achieved through both an underweight to the Columbus Core Bond strategy as well as through short futures positions. J.P. Morgan continues to believe that fixed income has a place in a diversified portfolio but chose to allocate more to credit strategies such as New York Mortgage Credit Opportunities and High Yield Bond. Overall, introducing this additional credit sensitivity aided returns. Overall, derivatives had a positive impact on performance.

The most significant detractors to the Portfolio included the security selection within the Global Convertibles and EAFE Plus strategies. From an asset allocation perspective, the largest detractor was the allocation to Equity Income as the strategy significantly underperformed its benchmark.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (38.50%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays U.S. Aggregate Bond Index (30%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (14%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, Barclays High Yield 2% Constrained Index (3.0%) is a component of the U.S. Corporate High Yield Bond Index with a maximum exposure of 2% per issuer. The index includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least 1 year to maturity, MSCI Emerging Markets Index GD (8.0%) is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets, FTSE EPRA/NAREIT Developed Index (Total Return Net) (4.50%) is an unmanaged index designed to track the performance of listed real estate companies and REITS worldwide, and J.P. Morgan EMBI Global Index (2.0%) is an unmanaged index that tracks total returns for traded external debt instruments in the emerging markets. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. MSCI World (Morgan Stanley Capital International) Index is an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. Russell 2000 Index is an unmanaged market-cap weighted index that measures the performance of approximately 2000 small-cap companies in the Russell 3000 Index, which is made up of 3000 of the biggest U.S. stocks. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

9

Advanced Series Trust (AST) J.P. Morgan Strategic Opportunities Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	11.03%	10.04%	5.99%
Blended Index	10.19	9.20	5.86
S&P 500 Index	32.37	17.93	7.40

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2013, the AST J.P. Morgan Strategic Opportunities Portfolio returned 11.03%.

The Portfolio is subadvised by J.P. Morgan Investment Management, Inc. The investment objective is to maximize return compared to the custom benchmark through tactical asset allocation and security selection within those allocations.

In a world recovering from financial crisis and rife with political discontent, unprecedented monetary easing and deep-seated investor prejudice were key themes in 2013. With this backdrop of expansionary monetary policies pursued by the largest central banks in the developed world, equities performed strongly with differentiation seen across regions. The MSCI World Index (GD) was up 27.37% during the 12 months. In the U.S., large-cap stocks, as represented by the S&P 500 Index, advanced 32.37%, while small-cap stocks, as represented by the Russell 2000 Index, outperformed large caps and were up 38.82%. The MSCI Emerging Market Index (GD) underperformed developed markets, declining 2.27% during the period. The Barclays U.S. Aggregate Bond Index, a measure of fixed income performance, declined 2.02% over the 12 months. Commodities experienced a negative 2013 as well.

During 2013, the Portfolio compared favorably to the Blended Index, which returned 10.19% over the same period. Outperformance was largely due to strong asset allocation and positive security selection.

The Portfolio’s tactical overweight positions in developed equities significantly contributed to the Portfolio as both U.S. and EAFE (Europe, Asia, and Far East) equity markets had a very strong year. These tactical overweights were implemented through long futures. The position was funded by an underweight allocation to core fixed income, which was implemented through both a decreased position in Columbus Core Bond as well as through a short futures position. This underweight also contributed to Portfolio performance, while the underlying core fixed income portfolio managers delivered superior security selection as well. The allocation in the Strategic Income Opportunities Fund, a sizable portion of the overall alternatives weight, also delivered extremely strong alpha, a measure of performance on a risk-adjusted basis, and contributed heavily to Portfolio performance. Overall, derivatives had a positive impact on performance.

The most significant detractors from the Portfolio included security selection within the Global Real Estate and Emerging Market Equity strategies. From an asset allocation perspective, the largest detractor was the underweight to Opportunistic Large Cap Core Plus, as the strategy outperformed its benchmark.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (27%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays U.S. Aggregate Bond lndex (50%), an unmanaged, index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, MSCl EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (13%), an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. 3 Month Treasury Bill Index (10%), an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Russell 2000 Index is an unmanaged market-cap weighted index that measures the performance of approximately 2000 small-cap companies in the Russell 3000 Index, which is made up of 3000 of the biggest U.S. stocks. MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. MSCI World Index is an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

10

Advanced Series Trust (AST) New Discovery Asset Allocation Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	1-Year	Since Inception
Portfolio	18.91%	13.82%
Blended Index	19.99	14.57
S&P 500 Index	32.37	20.92

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/30/2012. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2013, the AST New Discovery Asset Allocation Portfolio returned 18.91%.

The Portfolio is subadvised by Bradford & Marzec LLC, Brown Advisory, LLC, C.S. McKee, LP, EARNEST Partners, LLC, Epoch Investment Partners, Inc., Security Global Investors, LLC, and Thompson, Siegel & Walmsley LLC. The Portfolio’s investment objective is to seek total return.

The Blended Index gained 19.99%. Over the course of the year, investors came to realize that the economies of developed countries were in a sustained, albeit slow, recovery and of these the United States was growing the most rapidly. Nonetheless, the U.S. Federal Reserve was not going to allow interest rates to rise sharply and choke off the recovery. Longer term bond rates slid upward. This set the stage for very strong domestic stock markets and sound international markets, but a poor environment for fixed income securities. The broad U.S. stock market, represented by the Russell 3000 Index, returned 33.55%, while the MSCI EAFE Index of other developed countries was about 10 percentage points less, which was still a good return. The Barclays U.S. Aggregate Bond Index returns, however, was negative. As is often the case in an economic recovery, stocks of smaller and rapidly growing firms led the way.

The Portfolio’s relative underperformance was the result of subadviser-specific performance and the mismatch between Portfolio components and the structured benchmark allocations. The active (non-indexed) U.S. stock subadvisers posted mixed results, but generally improved their relative performance after the Federal Reserve described plans to taper its interventions. However, in the Brown Advisory, LLC, Large Cap Growth domestic stock segment, certain positions underperformed, particularly in the healthcare and consumer discretionary sectors. The segment was also hurt by an underweight relative to the overall market in the strong-performing consumer discretionary sector. Moreover, Brown maintained a small cash allocation for daily management of its holdings, and any allocation to cash will hurt relative performance in a strongly rising market. Epoch Investment’s Large Core stock segment was able to avoid much, but not all, of Brown’s underperformance with a number of strong holdings.

International segments are subadvised by Thompson, Siegel & Walmsley LLC, (TS&W) and EARNEST Partners (EARNEST). TS&W outperformed its target, but this benefit was more than offset by EARNEST’s significant exposure to emerging markets, which lagged developed market stocks. EARNEST’s underperformance was concentrated in investments in China, Turkey, and South America.

The Portfolio was underweight versus the benchmark in stocks of smaller firms. As stock markets soared, small caps outperformed stocks of larger companies, creating a difficult environment for the Portfolio’s large-cap-focused domestic equity subadvisers.

The subadvisers generally do not use derivatives in managing its assets, although a subadviser may occasionally use derivatives to keep cash flow from accumulating uninvested. Such use was minimal in 2013.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (50%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays U.S. Aggregate Bond Index (30%), an unmanaged, index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%) an unmanaged capitalization weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged capitalization-weighted measure of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

11

Advanced Series Trust Presentation of Portfolio Holdings	December 31, 2013

AST Academic Strategies Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST International Value Portfolio	7.3%
AST Global Real Estate Portfolio	5.8%
AST High Yield Portfolio	5.7%
AST International Growth Portfolio	5.2%
AST Cohen & Steers Realty Portfolio	3.3%

AST AQR Large-Cap
Five Largest Holdings	(% of Net Assets	)
Google, Inc. (Class A Stock)	2.3%
Apple, Inc.	2.2%
Microsoft Corp.	2.0%
Johnson & Johnson	1.9%
Exxon Mobil Corp.	1.9%

AST Capital Growth Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST QMA Large-Cap Portfolio	10.3%
AST AQR Large-Cap Portfolio	10.3%
AST International Growth Portfolio	6.9%
AST International Value Portfolio	6.7%
AST Prudential Core Bond Portfolio	5.2%

AST ClearBridge Dividend Growth
Five Largest Holdings	(% of Net Assets	)
Exxon Mobil Corp.	3.3%
General Electric Co.	2.9%
MetLife, Inc.	2.5%
3M Co.	2.4%
Schlumberger Ltd.	2.3%

AST FI Pyramis® Asset Allocation
Five Largest Holdings	(% of Net Assets	)
SPDR S&P 500 ETF Trust	1.5%
Exxon Mobil Corp.	1.2%
U.S. Treasury Notes 0.625%, 09/30/17	1.2%
Google, Inc. (Class A Stock)	1.2%
Apple, Inc.	1.1%

AST Franklin Templeton Founding Funds Allocation
Five Largest Holdings	(% of Net Assets	)
Merck & Co., Inc.	1.7%
Microsoft Corp.	1.5%
Vodafone Group PLC (United Kingdom)	1.4%
JPMorgan Chase & Co.	1.2%
Roche Holding AG (Switzerland)	1.1%

AST Goldman Sachs Multi-Asset
Five Largest Holdings	(% of Net Assets	)
U.S. Treasury Notes 0.125%, 04/30/15	4.3%
U.S. Treasury Notes 0.250%, 04/15/16	2.4%
U.S. Treasury Bonds 3.125%, 02/15/42	0.9%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series K016 Class A2 2.968%, 10/25/21	0.8%
U.S.Treasury Notes 2.750%, 11/15/23	0.8%

AST Investment Grade Bond
Allocation	(% of Net Assets	)
Corporate Bonds	62.5%
Commercial Mortgage-Backed Securities	14.8%
U.S. Treasury Obligations	10.2%
Asset-Backed Securities	5.6%
Non-Corporate Foreign Agencies	3.7%

AST J.P. Morgan Global Thematic
Five Largest Holdings	(% of Net Assets	)
U.S. Treasury Notes 0.250%, 01/31/14	1.2%
Google, Inc. (Class A Stock)	0.7%
Wells Fargo & Co.	0.6%
U.S. Treasury Strips 1.841%, 11/15/21	0.5%
Johnson & Johnson	0.5%

AST J.P. Morgan Strategic Opportunities
Five Largest Holdings	(% of Net Assets	)
U.S. Treasury Strip Coupon 1.643%, 02/15/21	0.9%
Wells Fargo & Co.	0.7%
Google, Inc. (Class A Stock)	0.6%
Exxon Mobil Corp.	0.6%
Johnson & Johnson	0.6%

AST New Discovery Asset Allocation
Five Largest Holdings	(% of Net Assets	)
U.S. Treasury Notes 2.750%, 11/15/23	1.5%
Apple, Inc.	1.5%
CVS Caremark Corp.	1.4%
American International Group, Inc.	1.2%
UnitedHealth Group, Inc.	1.0%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2013

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST Academic Strategies Asset Allocation Portfolio	Actual	$1,000.00	$1,080.80	1.48%	$7.76
	Hypothetical	$1,000.00	$1,017.74	1.48%	$7.53
AST AQR Large-Cap Portfolio	Actual	$1,000.00	$1,168.80	0.65%	$3.55
	Hypothetical	$1,000.00	$1,021.93	0.65%	$3.31
AST Capital Growth Asset Allocation Portfolio	Actual	$1,000.00	$1,140.00	1.00%	$5.39
	Hypothetical	$1,000.00	$1,020.16	1.00%	$5.09
AST ClearBridge Dividend Growth Portfolio	Actual	$1,000.00	$1,119.20	0.83%	$4.43
	Hypothetical	$1,000.00	$1,021.02	0.83%	$4.23
AST FI Pyramis® Asset Allocation Portfolio	Actual	$1,000.00	$1,128.10	1.10%	$5.90
	Hypothetical	$1,000.00	$1,019.66	1.10%	$5.60
AST Franklin Templeton Founding Funds Allocation Portfolio	Actual	$1,000.00	$1,144.70	1.02%	$5.51
	Hypothetical	$1,000.00	$1,020.06	1.02%	$5.19
AST Goldman Sachs Multi-Asset Portfolio	Actual	$1,000.00	$1,081.90	1.06%	$5.56
	Hypothetical	$1,000.00	$1,019.86	1.06%	$5.40
AST Investment Grade Bond Portfolio	Actual	$1,000.00	$1,011.10	0.73%	$3.70
	Hypothetical	$1,000.00	$1,021.53	0.73%	$3.72
AST J.P. Morgan Global Thematic Portfolio	Actual	$1,000.00	$1,111.40	1.08%	$5.75
	Hypothetical	$1,000.00	$1,019.76	1.08%	$5.50
AST J.P. Morgan Strategic Opportunities Portfolio	Actual	$1,000.00	$1,078.10	1.28%	$6.70
	Hypothetical	$1,000.00	$1,018.75	1.28%	$6.51
AST New Discovery Asset Allocation Portfolio	Actual	$1,000.00	$1,116.60	1.04%	$5.55
	Hypothetical	$1,000.00	$1,019.96	1.04%	$5.30

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2013, and divided by the 365 days in the Portfolio's fiscal year ended December 31, 2013 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 81.2%
AFFILIATED MUTUAL FUNDS — 56.2%	Shares	Value (Note 2)

AST AQR Emerging Markets Equity Portfolio*	12,788,600	$130,955,264
AST ClearBridge Dividend Growth Portfolio*	5,909,833	69,913,327
AST Cohen & Steers Realty Portfolio*	34,997,168	264,928,559
AST Federated Aggressive Growth Portfolio*	1,048,161	14,213,056
AST Global Real Estate Portfolio*	46,741,144	459,932,857
AST Goldman Sachs Large-Cap Value Portfolio*	2,222,971	52,306,511
AST Goldman Sachs Mid-Cap Growth Portfolio*	4,748,407	32,953,948
AST Goldman Sachs Small-Cap Value Portfolio*	4,722,205	79,380,265
AST Herndon Large-Cap Value Portfolio*	3,230,772	41,450,808
AST High Yield Portfolio*	54,661,301	448,769,284
AST International Growth Portfolio*	29,459,253	415,964,654
AST International Value Portfolio*	31,437,855	576,884,641
AST Jennison Large-Cap Growth Portfolio*	1,438,176	27,541,075
AST Jennison Large-Cap Value Portfolio*	2,470,925	40,918,510
AST Large-Cap Value Portfolio*	2,056,598	40,844,043
AST Loomis Sayles Large Cap Growth Portfolio*	1,427,486	41,654,052
AST Lord Abbett Core Fixed-Income Portfolio*	2,326,353	26,217,998
AST MFS Growth Portfolio*	2,737,024	41,794,357
AST MFS Large-Cap Value Portfolio*	2,985,981	41,206,537
AST Mid-Cap Value Portfolio*	8,447,697	150,115,575
AST Money Market Portfolio*	246,715	246,715
AST Neuberger Berman Core Bond Portfolio*	1,494,722	15,380,688
AST Neuberger Berman Mid-Cap Growth Portfolio*	4,079,211	132,044,047
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*	6,250,939	150,460,103
AST Parametric Emerging Markets Equity Portfolio*	22,795,507	204,475,694
AST PIMCO Limited Maturity Bond Portfolio*	69,159	715,792
AST PIMCO Total Return Bond Portfolio*	7,782,070	95,641,639
AST Prudential Core Bond Portfolio*	11,184,163	118,104,758
AST QMA Emerging Markets Equity Portfolio*	18,539,100	180,570,837
AST QMA US Equity Alpha Portfolio*	11,654,232	209,892,713
AST Small-Cap Growth Portfolio*	700,820	21,466,110
AST Small-Cap Value Portfolio*	7,053,718	144,601,221
AST T. Rowe Price Equity Income Portfolio*	4,454,186	54,875,567
AST T. Rowe Price Large-Cap Growth Portfolio*	1,325,739	27,323,484
AST T. Rowe Price Natural Resources Portfolio*	821,942	18,682,749
AST Western Asset Core Plus Bond Portfolio*	8,070,888	85,228,576

TOTAL AFFILIATED MUTUAL FUNDS (cost $3,738,841,674)(w)		4,457,656,014

COMMON STOCKS — 10.0%
Aerospace & Defense — 0.1%
Alliant Techsystems, Inc.(u)	10,100	1,228,968
Exelis, Inc.(u)	33,100	630,886
General Dynamics Corp.(u)	4,300	410,865

COMMON STOCKS (continued)	Shares	Value (Note 2)

Aerospace & Defense (continued)
Hexcel Corp.*(u)	8,800	$393,272
Honeywell International, Inc.(u)	18,350	1,676,640
Huntington Ingalls Industries, Inc.(u)	7,400	666,074
Kratos Defense & Security Solutions, Inc.*	6,807	52,278
L-3 Communications Holdings, Inc.(u)	1,800	192,348
Northrop Grumman Corp.(u)	4,800	550,128
Spirit Aerosystems Holdings, Inc. (Class A Stock)*(u)	26,300	896,304
Teledyne Technologies, Inc.*(u)	1,700	156,162

		6,853,925

Airlines
Alaska Air Group, Inc.(u)	14,700	1,078,539
Allegiant Travel Co.(u)	3,100	326,864
Republic Airways Holdings, Inc.*(u)	7,600	81,244
Spirit Airlines, Inc.*(u)	18,200	826,462

		2,313,109

Auto Components
Allison Transmission Holdings, Inc.	12,712	350,978
BorgWarner, Inc.(u)	3,000	167,730
Cooper Tire & Rubber Co.	47,944	1,152,574
Johnson Controls, Inc.(u)	10,600	543,780
Magna International, Inc. (Canada)	2,420	198,585
Modine Manufacturing Co.*(u)	4,400	56,408
Tower International, Inc.*(u)	3,100	66,340
TRW Automotive Holdings Corp.*(u)	9,430	701,498

		3,237,893

Automobiles
General Motors Co.*(u)	34,850	1,424,320
Thor Industries, Inc.(u)	13,900	767,697
Winnebago Industries, Inc.*(u)	4,900	134,505

		2,326,522

Beverages
Beam, Inc	5,990	407,679
Boston Beer Co., Inc. (The) (Class A Stock)*(u)	100	24,179
Coca-Cola Enterprises, Inc.(u)	9,760	430,709
Constellation Brands, Inc. (Class A Stock)*	2,084	146,672
Dr. Pepper Snapple Group, Inc.(u)	17,040	830,189
National Beverage Corp.*(u)	1,100	22,176
PepsiCo, Inc.(u)	12,570	1,042,556

		2,904,160

Biotechnology — 0.2%
Acorda Therapeutics, Inc.*(u)	6,300	183,960
Alexion Pharmaceuticals, Inc.*(u)	13,430	1,786,996
Algeta ASA (Norway)*	3,409	201,663
Alkermes PLC*(u)	6,100	248,026
Biogen Idec, Inc.*(u)	8,020	2,243,595
Cangene Corp. (Canada)*	31,401	101,098
Celgene Corp.*(u)	11,630	1,965,005
Chimerix, Inc.*	5,817	87,895
Emergent Biosolutions, Inc.*(u)	3,800	87,362
ImmunoGen, Inc.*(u)	6,900	101,223
Ligand Pharmaceuticals, Inc.*(u)	8,100	426,060
Myriad Genetics, Inc.*(u)	14,400	302,112
NeoStem, Inc.*	4,000	27,280
Pharmacyclics, Inc.*(u)	1,200	126,936

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Biotechnology (continued)
RXi Pharmaceuticals Corp.*	320	$928
Theravance, Inc.*	30,659	1,092,993
United Technologies Corp.(u)	26,330	2,996,354
United Therapeutics Corp.*(u)	8,700	983,796
Vertex Pharmaceuticals, Inc.*(u)	6,890	511,927
XOMA Corp.*	12,413	83,539

		13,558,748

Building Products
A.O. Smith Corp.(u)	16,000	863,040
AAON, Inc.(u)	800	25,560
Allegion PLC*	22,954	1,014,337
Armstrong World Industries, Inc.*(u)	3,400	195,874
Gibraltar Industries, Inc.*(u)	7,400	137,566
Lennox International, Inc.(u)	11,800	1,003,708
Masco Corp.(u)	22,000	500,940

		3,741,025

Capital Markets — 0.1%
Goldman Sachs Group, Inc. (The)(u)	1,930	342,112
Invesco Ltd.(u)	19,460	708,344
Lazard Ltd. (Class A Stock)(u)	4,000	181,280
LPL Financial Holdings, Inc.(u)	9,800	460,894
Morgan Stanley(u)	23,220	728,179
Raymond James Financial, Inc.(u)	12,400	647,156
State Street Corp.(u)	8,300	609,137
TCP Capital Corp.	3,269	54,854
TD Ameritrade Holding Corp.(u)	11,010	337,346
Waddell & Reed Financial, Inc. (Class A Stock)(u)	13,100	853,072

		4,922,374

Chemicals — 0.1%
Air Products & Chemicals, Inc.(u)	6,090	680,740
Axiall Corp.(u)	13,100	621,464
Cereplast, Inc.*	26,556	135
China Gengsheng Minerals, Inc.*	3,595	739
Dow Chemical Co. (The)	6,140	272,616
Ferro Corp.*(u)	5,600	71,848
Fuller (H.B.) Co.(u)	1,600	83,264
FutureFuel Corp.(u)	8,000	126,400
Huntsman Corp.(u)	25,500	627,300
Innophos Holdings, Inc.(u)	800	38,880
International Flavors & Fragrances, Inc.(u)	9,900	851,202
Koppers Holdings, Inc.(u)	4,900	224,175
LSB Industries, Inc.*(u)	6,600	270,732
LyondellBasell Industries NV (Class A Stock)(u)	7,000	561,960
Monsanto Co.	4,820	561,771
PPG Industries, Inc.(u)	1,500	284,490
RPM International, Inc.(u)	2,800	116,228
Schulman, (A.), Inc.(u)	3,300	116,358
Stepan Co.(u)	1,200	78,756
Taminco Corp.*	155	3,133
Westlake Chemical Corp.(u)	7,700	939,939
Zoltek Cos., Inc.*	105	1,759

		6,533,889

Commercial Banks — 0.1%
BB&T Corp.	9,240	344,837
BOK Financial Corp.(u)	1,800	119,376

COMMON STOCKS (continued)	Shares	Value (Note 2)

Commercial Banks (continued)
CapitalSource, Inc.	18,911	$271,751
CIT Group, Inc.(u)	21,120	1,100,986
Citizens & Northern Corp.(u)	1,500	30,945
Comerica, Inc.	10,550	501,547
Eagle Bancorp, Inc.*(u)	4,320	132,322
East West Bancorp, Inc.(u)	3,700	129,389
Enterprise Financial Services Corp.(u)	2,100	42,882
Fifth Third Bancorp(u)	38,500	809,655
Financial Institutions, Inc.(u)	3,900	96,369
First Banks, Inc.*	211	74,410
First Citizens BancShares, Inc. (Class A Stock)(u)	900	200,367
First Community Bancshares, Inc.(u)	1,400	23,380
First Interstate Bancsystem, Inc.(u)	8,200	232,634
First Niagara Financial Group, Inc.(u)	7,200	76,464
Firstbank Corp.	2,453	47,441
Hanmi Financial Corp.(u)	6,300	137,907
Huntington Bancshares, Inc.(u)	121,600	1,173,440
KeyCorp(u)	60,200	807,884
MainSource Financial Group, Inc.(u)	2,400	43,272
OFG Bancorp(u)	6,600	114,444
Sterling Financial Corp	7,882	268,619
SunTrust Banks, Inc.(u)	13,730	505,401
SVB Financial Group*(u)	2,870	300,948
Taylor Capital Group, Inc.*	4	106
Tower Financial Corp.	6,037	150,442
Washington Banking Co.	1,274	22,588
Wells Fargo & Co.(u)	32,320	1,467,328

		9,227,134

Commercial Services & Supplies
Brink’s Co. (The)(u)	5,800	198,012
Courier Corp.(u)	600	10,854
Deluxe Corp.(u)	11,200	584,528
Ennis, Inc.(u)	1,900	33,630
Herman Miller, Inc.(u)	2,400	70,848
Innotrac Corp.*	49	402
Knoll, Inc.(u)	4,100	75,071
Performant Financial Corp.*(u)	10,300	106,090
Pitney Bowes, Inc.(u)	13,000	302,900
Rollins, Inc.(u)	5,600	169,624
Steelcase, Inc. (Class A Stock)(u)	15,000	237,900
Tufco Technologies, Inc.*	187	1,131
UniFirst Corp.(u)	2,300	246,100
US Ecology, Inc.	626	23,281
Viad Corp.(u)	4,200	116,676

		2,177,047

Communications Equipment — 0.1%
Anaren, Inc.*	4,925	137,851
Aruba Networks, Inc.*(u)	2,600	46,540
Black Box Corp.(u)	1,300	38,740
Brocade Communications Systems, Inc.*(u)	44,600	395,602
Cisco Systems, Inc.(u)	49,450	1,110,153
EchoStar Corp. (Class A Stock)*(u)	800	39,776
F5 Networks, Inc.*(u)	9,200	835,912
Harmonic, Inc.*(u)	21,900	161,622
Harris Corp.(u)	7,000	488,670
Ixia*(u)	5,100	67,881
Juniper Networks, Inc.*(u)	17,600	397,232

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Communications Equipment (continued)
Orckit Communications Ltd. (Israel)*	1,659	$182
Performance Technologies, Inc.*	5,395	20,150
Plantronics, Inc.(u)	3,000	139,350
Polycom, Inc.*(u)	11,500	129,145
QUALCOMM, Inc.(u)	12,440	923,670
ShoreTel, Inc.*(u)	19,200	178,176
Telestone Technologies Corp. (China)*	12,647	1,265
Ubiquiti Networks, Inc.*(u)	10,200	468,792

		5,580,709

Computers & Peripherals
Electronics For Imaging, Inc.*(u)	700	27,111
Hewlett-Packard Co.(u)	39,400	1,102,412
Immersion Corp.*(u)	7,900	82,002
SanDisk Corp.(u)	9,410	663,781
Western Digital Corp.(u)	3,400	285,260

		2,160,566

Construction & Engineering — 0.4%
AECOM Technology Corp.*(u)	21,300	626,859
Argan, Inc.(u)	1,300	35,828
EMCOR Group, Inc.(u)	5,400	229,176
Ferrovial SA (Spain)	462,648	8,962,364
Fluor Corp.(u)	22,370	1,796,087
Grana y Montero SA (Peru), ADR*	227,581	4,831,545
Jacobs Engineering Group, Inc.*(u)	9,500	598,405
Promotora y Operadora de Infraestructura SAB de CV (Mexico)*	476,430	5,693,150
Quanta Services, Inc.*(u)	28,400	896,304
Vinci SA (France)	70,569	4,638,608

		28,308,326

Construction Materials
Headwaters, Inc.*(u)	15,500	151,745

Consumer Finance
Capital One Financial Corp.	8,100	620,541
Credit Acceptance Corp.*(u)	300	38,997
DFC Global Corp.*(u)	6,500	74,425
Nelnet, Inc. (Class A Stock)(u)	15,500	653,170
Nicholas Financial, Inc.	17,888	281,557

		1,668,690

Containers & Packaging
Ball Corp.	11,930	616,304
Crown Holdings, Inc.*(u)	6,800	303,076
Owens-Illinois, Inc.*(u)	10,400	372,112
Packaging Corp. of America(u)	2,500	158,200
Rock-Tenn Co. (Class A Stock)(u)	7,900	829,579

		2,279,271

Distributors
Core-Mark Holding Co., Inc.(u)	2,100	159,453

Diversified Consumer Services
Capella Education Co.(u)	1,200	79,728
Grand Canyon Education, Inc.*(u)	11,800	514,480
Mac-Gray Corp	1,230	26,113
School Specialty, Inc.*	999	89,161
Service Corp. International(u)	1,400	25,382
Weight Watchers International, Inc.(u)	2,600	85,618

		820,482

COMMON STOCKS (continued)	Shares	Value (Note 2)

Diversified Financial Services — 0.2%
Aquasition Corp. (United Kingdom)*	90,000	$951,300
Bank of America Corp.(u)	61,400	955,998
Cambridge Capital Acquisition Corp.*	105,600	1,060,224
Capitol Acquisition Corp. II*	162,000	1,569,780
Chart Acquisition Corp.*	134,325	1,331,832
China VantagePoint Acquisition Co., Unit*	194	—
CIS Acquisition Ltd. (Russia) (Class A Stock)*	90,000	796,950
Citigroup, Inc.(u)	13,930	725,892
Collabrium Japan Acquisition Corp.*	63,000	646,380
Global Defense & National Security Systems, Inc.*	59,700	599,985
HF2 Financial Management, Inc.*	147,410	1,504,319
Highclere Holdings Ltd. (Cayman Islands)*	720	—
Hyde Park Acquisition Corp. II*	125,100	1,302,291
Infinity Cross Border Acquisition Corp.*	26,400	209,880
ING US, Inc.(u)	4,700	165,205
IntercontinentalExchange Group, Inc.	1,810	407,105
Levy Acquisition Corp.*	135,000	1,351,350
McGraw Hill Financial, Inc.(u)	4,300	336,260
MergeWorthRx Corp.*	55,825	453,857
Prime Acquisition Corp. (China)*	2,598	18,186
Quartet Merger Corp.*	64,800	648,648
Quinpario Acquisition Corp.*	163,030	1,828,381
ROI Acquisition Corp. II*	63,000	615,825
Silver Eagle Acquisition Corp.*	166,250	1,614,287

		19,093,935

Diversified Telecommunication Services — 0.2%
8x8, Inc.*(u)	7,700	78,232
Inteliquent, Inc.(u)	4,200	47,964
Intelsat SA (Luxembourg)*(a)(u)	252,407	5,689,254
NTS, Inc.*	53,038	104,485
Premiere Global Services, Inc.*(u)	6,600	76,494
Verizon Communications, Inc.	16,080	790,171
Vivendi SA (France)	210,315	5,547,585

		12,334,185

Electric Utilities — 0.5%
Alupar Investimento SA (Brazil)*	43,355	298,620
Alupar Investimento SA (Brazil), 144A*(g)	206,089	1,419,496
American Electric Power Co., Inc.	18,040	843,190
Edison International	9,250	428,275
El Paso Electric Co.(u)	10,600	372,166
Enel SpA (Italy)	1,071,597	4,675,822
ITC Holdings Corp.	52,156	4,997,588
Korea Electric Power Corp. (South Korea), ADR*	426,203	7,079,232
NextEra Energy, Inc.(u)	63,618	5,446,973
NRG Yield, Inc.	255,132	10,207,831
PPL Corp.(u)	13,900	418,251
UNS Energy Corp.	2,680	160,398
Xcel Energy, Inc.	17,630	492,582

		36,840,424

Electrical Equipment
AMETEK, Inc.(u)	2,600	136,942
Babcock & Wilcox Co. (The)(u)	21,600	738,504
Eaton Corp. PLC	5,770	439,212
Emerson Electric Co.(u)	23,790	1,669,582

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Electrical Equipment (continued)
EnerSys, Inc.(u)	3,000	$210,270
Rockwell Automation, Inc.(u)	1,400	165,424
Thermon Group Holdings, Inc.*(u)	4,200	114,786
Vicor Corp.*(u)	2,800	37,576

		3,512,296

Electronic Equipment, Instruments & Components — 0.1%
Arrow Electronics, Inc.*(u)	19,100	1,036,175
Avnet, Inc.(u)	23,200	1,023,352
Gerber Scientific Escrow Shares*	101,412	—
Ingram Micro, Inc. (Class A Stock)*(u)	35,800	839,868
Insight Enterprises, Inc.*(u)	5,700	129,447
Jabil Circuit, Inc.(u)	14,200	247,648
Sanmina Corp.*(u)	6,700	111,890
ScanSource, Inc.*(u)	1,700	72,131
SYNNEX Corp.*(u)	2,500	168,500
TE Connectivity Ltd. (Switzerland)(u)	900	49,599
Tech Data Corp.*(u)	7,000	361,200
TTM Technologies, Inc.*	6,620	56,800

		4,096,610

Energy Equipment & Services — 0.1%
Baker Hughes, Inc.(u)	8,600	475,236
Bristow Group, Inc.(u)	6,000	450,360
C&J Energy Services, Inc.*(u)	4,100	94,710
Diamond Offshore Drilling, Inc.(u)	6,800	387,056
Dril-Quip, Inc.*(u)	7,800	857,454
Ensco PLC (Class A Stock)(u)	23,020	1,316,284
Halliburton Co.	6,100	309,575
Helix Energy Solutions Group, Inc.*(u)	7,700	178,486
Integrated Drilling Equipment Holdings Corp.*	9,296	39,508
Matrix Service Co.*(u)	5,200	127,244
Noble Corp. PLC(u)	19,900	745,653
Oceaneering International, Inc.(u)	10,500	828,240
Parker Drilling Co.*(u)	10,400	84,552
Schlumberger Ltd.(u)	10,160	915,518
SEACOR Holdings, Inc.*(u)	2,600	237,120
Secure Energy Services, Inc. (Canada)	162,790	2,707,931
Superior Energy Services, Inc.*(u)	23,400	622,674
Tesco Corp.*(u)	1,800	35,604
Unit Corp.*(u)	6,100	314,882
Willbros Group, Inc.*(u)	2,000	18,840
Zedi, Inc. (Canada)*	18,489	17,928

		10,764,855

Food & Staples Retailing
Andersons, Inc. (The)(u)	700	62,419
CVS Caremark Corp.(u)	10,110	723,573
Harris Teeter Supermarkets, Inc.	9,315	459,695
Kroger Co. (The)(u)	17,800	703,634
Shoppers Drug Mart Corp. (Canada)	15,522	850,294
Spartan Stores, Inc.(u)	1,100	26,708
Village Super Market, Inc. (Class A Stock)(u)	700	21,707
Wal-Mart Stores, Inc.(u)	6,700	527,223

		3,375,253

Food Products — 0.1%
Archer-Daniels-Midland Co.(u)	21,600	937,440
Cal-Maine Foods, Inc.(u)	1,700	102,391

COMMON STOCKS (continued)	Shares	Value (Note 2)

Food Products (continued)
Chiquita Brands International, Inc.*(u)	8,400	$98,280
Darling International, Inc.*(u)	30,728	641,601
Dean Foods Co.*(u)	10,800	185,652
General Mills, Inc.(u)	20,460	1,021,159
Ingredion, Inc.(u)	10,700	732,522
Kellogg Co.	3,190	194,813
Mondelez International, Inc. (Class A Stock)(u)	24,770	874,381
Pilgrim’s Pride Corp.*(u)	28,300	459,875
Pinnacle Foods, Inc.(u)	12,095	332,129
Post Holdings, Inc.*	3,868	387,042
Sanderson Farms, Inc.(u)	1,200	86,796
Seaboard Corp.*(u)	30	83,849

		6,137,930

Gas Utilities — 0.2%
ENN Energy Holdings Ltd. (China)	481,252	3,566,742
New Jersey Resources Corp.(u)	4,800	221,952
ONEOK, Inc.	153,216	9,526,971
Southwest Gas Corp.(u)	1,100	61,501
UGI Corp.(u)	19,600	812,616

		14,189,782

Health Care Equipment & Supplies — 0.1%
Abbott Laboratories(u)	3,700	141,821
Alere, Inc.*(u)	4,200	152,040
Align Technology, Inc.*(u)	10,500	600,075
Anika Therapeutics, Inc.*(u)	2,300	87,768
Atrion Corp.(u)	300	88,875
Baxter International, Inc.	7,520	523,016
Cantel Medical Corp.(u)	1,300	44,083
CareFusion Corp.*(u)	6,900	274,758
Covidien PLC	19,775	1,346,678
Cyberonics, Inc.*(u)	8,600	563,386
Edwards Lifesciences Corp.*(u)	1,900	124,944
Given Imaging Ltd.*	305	9,171
Hill-Rom Holdings, Inc.(u)	13,100	541,554
InspireMD, Inc. (United Kingdom)*(g)	29	71
Intuitive Surgical, Inc.*(u)	800	307,264
Invacare Corp.(u)	6,800	157,828
Orthofix International NV*(u)	1,100	25,102
Patient Safety Technologies, Inc.*	21,695	47,729
Sirona Dental Systems, Inc.*(u)	6,000	421,200
STERIS Corp.(u)	7,400	355,570
Stryker Corp.	10,460	785,964

		6,598,897

Health Care Providers & Services — 0.1%
Aetna, Inc.(u)	4,600	315,514
Celesio AG (Germany)	954	30,249
CIGNA Corp.(u)	6,700	586,116
Ensign Group, Inc. (The)(u)	4,287	189,785
Express Scripts Holding Co.*(u)	10,000	702,400
Health Management Associates, Inc. (Class A Stock)*	173,528	2,273,217
Health Net, Inc.*(u)	4,900	145,383
Humana, Inc.(u)	8,092	835,256
LifePoint Hospitals, Inc.*(u)	2,700	142,668
McKesson Corp.	2,670	430,938
National Healthcare Corp.(u)	1,100	59,301

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Health Care Providers & Services (continued)
Providence Service Corp. (The)*(u)	1,900	$48,868
Select Medical Holdings Corp.(u)	10,900	126,549
UnitedHealth Group, Inc.(u)	12,650	952,545
Universal Health Services, Inc. (Class B Stock)(u)	10,300	836,978
VCA Antech, Inc.*(u)	4,100	128,576
WellPoint, Inc.(u)	2,200	203,258

		8,007,601

Health Care Technology
Authentidate Holding Corp.*	35,112	47,050
Cerner Corp.*(u)	5,700	317,718
Computer Programs & Systems, Inc.(u)	8,500	525,385
MedAssets, Inc.*(u)	6,100	120,963
Medidata Solutions, Inc.*(u)	13,600	823,752
Omnicell, Inc.*(u)	4,900	125,097

		1,959,965

Hotels, Restaurants & Leisure — 0.1%
AFC Enterprises, Inc.*(u)	1,000	38,500
Ark Restaurants Corp.	6,747	149,446
Bally Technologies, Inc.*(u)	400	31,380
Biglari Holdings, Inc.*(u)	800	405,312
Bravo Brio Restaurant Group, Inc.*(u)	3,500	56,945
CEC Entertainment, Inc.(u)	2,800	123,984
Chipotle Mexican Grill, Inc.*(u)	2,300	1,225,394
Cracker Barrel Old Country Store, Inc.(u)	1,700	187,119
Del Frisco’s Restaurant Group, Inc.*	907	21,378
Interval Leisure Group, Inc.(u)	1,300	40,170
Jack in the Box, Inc.*(u)	12,400	620,248
Marriott Vacations Worldwide Corp.*(u)	9,700	511,772
Monarch Casino & Resort, Inc.*(u)	1,300	26,104
Morgans Hotel Group Co.*	5,164	41,983
MTR Gaming Group, Inc.*	9,383	48,416
Multimedia Games Holding Co., Inc.*(u)	2,100	65,856
Noodles & Co.*	5,589	200,757
Norwegian Cruise Line Holdings Ltd.*	3,292	116,767
Papa John’s International, Inc.(u)	19,400	880,760
Penn National Gaming, Inc.*	39,770	569,904
Royal Caribbean Cruises Ltd.	9,000	426,780
Ruth’s Hospitality Group, Inc.(u)	6,000	85,260
SeaWorld Entertainment, Inc.	386	11,105
Sonic Corp.*(u)	8,700	175,653
Starbucks Corp.(u)	1,280	100,339
Texas Roadhouse, Inc.(u)	11,700	325,260
Wyndham Worldwide Corp.(u)	10,000	736,900
Yum! Brands, Inc.	1,580	119,464

		7,342,956

Household Durables — 0.1%
Jarden Corp.*(u)	9,750	598,163
La-Z-Boy, Inc.(u)	14,300	443,300
Leggett & Platt, Inc.(u)	7,200	222,768
Lennar Corp. (Class A Stock)(u)	7,810	308,964
M/I Homes, Inc.*	731	18,604
NACCO Industries, Inc. (Class A Stock)(u)	2,300	143,037
PulteGroup, Inc.(u)	30,470	620,674
Toll Brothers, Inc.*	8,080	298,960
Universal Electronics, Inc.*(u)	600	22,866

COMMON STOCKS (continued)	Shares	Value (Note 2)

Household Durables (continued)
Whirlpool Corp.(u)	7,900	$1,239,194

		3,916,530

Household Products
Energizer Holdings, Inc.(u)	1,700	184,008
Kimberly-Clark Corp.	2,780	290,399
Procter & Gamble Co. (The)	2,580	210,038

		684,445

Independent Power Producers & Energy Traders — 0.6%
AES Corp. (The)(u)	51,800	751,618
Calpine Corp.*	280,134	5,465,414
China Hydroelectric Corp. (China), ADS*	232,755	623,783
China Longyuan Power Group Corp. (China) (Class H Stock)	5,683,076	7,329,204
Drax Group PLC (United Kingdom)	892,826	11,846,486
Huadian Fuxin Energy Corp. Ltd. (China)	18,282,735	7,252,264
Meridian Energy Ltd. (New Zealand), 144A*	5,928,575	5,070,700
NRG Energy, Inc.	230,185	6,610,913

		44,950,382

Industrial Conglomerates
Siemens AG (Spain), ADR(a)	24,231	3,356,236

Insurance — 0.1%
ACE Ltd.(u)	16,650	1,723,775
American Financial Group, Inc.(u)	16,700	963,924
American National Insurance Co.(u)	300	34,362
Axis Capital Holdings Ltd.(u)	9,220	438,595
CNA Financial Corp.(u)	4,300	184,427
Eastern Insurance Holdings, Inc.	2,472	60,539
Erie Indemnity Co. (Class A Stock)(u)	1,500	109,680
Everest Re Group Ltd.(u)	5,410	843,257
Hallmark Financial Services, Inc.*(u)	1,700	15,105
Hartford Financial Services Group, Inc. (The)(u)	10,170	368,459
HCC Insurance Holdings, Inc.(u)	8,200	378,348
Maiden Holdings Ltd.(u)	8,100	88,533
Marsh & McLennan Cos., Inc.	14,100	681,876
Meadowbrook Insurance Group, Inc.	2,300	16,008
MetLife, Inc.(u)	35,050	1,889,896
Navigators Group, Inc. (The)*(u)	400	25,264
PartnerRe Ltd.(u)	6,700	706,381
ProAssurance Corp.(u)	5,900	286,032
Reinsurance Group of America, Inc.(u)	2,800	216,748
RenaissanceRe Holdings Ltd.	2,560	249,190
Symetra Financial Corp.(u)	13,700	259,752
Travelers Cos., Inc. (The)	5,890	533,281
XL Group PLC (Ireland)(u)	7,000	222,880

		10,296,312

Internet & Catalog Retail
Amazon.com, Inc.*(u)	2,340	933,169
Blue Nile, Inc.*(u)	1,000	47,090
FTD Cos., Inc.*(u)	18,926	616,609
HSN, Inc.(u)	13,100	816,130
Overstock.com, Inc.*(u)	4,500	138,555
priceline.com, Inc.*	190	220,856
RetailMeNot, Inc.*	5,591	160,965

		2,933,374

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Internet Software & Services — 0.1%
Blucora, Inc.*(u)	4,900	$142,884
Brightcove, Inc.*(u)	2,500	35,350
CoStar Group, Inc.*(u)	1,000	184,580
Cvent, Inc.*(u)	1,800	65,502
Dice Holdings, Inc.*(u)	18,700	135,575
Digital River, Inc.*(u)	2,000	37,000
eBay, Inc.*(u)	14,670	805,236
Facebook, Inc. (Class A Stock)*(u)	17,760	970,762
Google, Inc. (Class A Stock)*(u)	2,480	2,779,361
IAC/InterActiveCorp(u)	18,800	1,291,372
IntraLinks Holdings, Inc.*(u)	8,400	101,724
LinkedIn Corp. (Class A Stock)*	1,360	294,889
LogMeIn, Inc.*(u)	6,600	221,430
NIC, Inc.(u)	5,900	146,733
Perficient, Inc.*(u)	1,400	32,788
Telecity Group PLC (United Kingdom)	275,213	3,310,768
United Online, Inc	9,218	126,840
Vocus, Inc.*(u)	11,000	125,290

		10,808,084

IT Services — 0.1%
Accenture PLC (Class A Stock)	3,220	264,748
Alliance Data Systems Corp.*(u)	1,460	383,878
Amdocs Ltd.(u)	3,000	123,720
Booz Allen Hamilton Holding Corp.(u)	3,600	68,940
Broadridge Financial Solutions, Inc.(u)	7,600	300,352
Cardtronics, Inc.*(u)	1,200	52,140
Cognizant Technology Solutions Corp. (Class A Stock)*(u)	3,470	350,401
CoreLogic, Inc.*(u)	33,200	1,179,596
DST Systems, Inc.(u)	6,800	617,032
Dynamics Research Corp.*	32	367
EVERTEC, Inc. (Puerto Rico)	17,485	431,180
Fidelity National Information Services, Inc.	4,010	215,257
Fiserv, Inc.*(u)	1,800	106,290
Forrester Research, Inc.(u)	600	22,956
Genpact Ltd.*(u)	16,100	295,757
iGATE Corp.*(u)	12,400	497,984
Leidos Holdings, Inc.	18,056	839,423
Lender Processing Services, Inc.	54,187	2,025,510
NeuStar, Inc. (Class A Stock)*(u)	3,300	164,538
Sapient Corp.*(u)	5,500	95,480
Science Applications International Corp.	10,318	341,216
Sykes Enterprises, Inc.*(u)	4,300	93,783
Syntel, Inc.*(u)	4,300	391,085
Total System Services, Inc.(u)	21,000	698,880
Visa, Inc. (Class A Stock)	3,120	694,762

		10,255,275

Leisure Equipment & Products
Arctic Cat, Inc.(u)	2,300	131,054
Nautilus, Inc.*(u)	2,400	20,232
Polaris Industries, Inc.(u)	3,400	495,176
Smith & Wesson Holding Corp.*(u)	57,000	768,930

		1,415,392

Life Sciences Tools & Services — 0.1%
Affymetrix, Inc.*(u)	11,600	99,412
Bruker Corp.*(u)	22,900	452,733

COMMON STOCKS (continued)	Shares	Value (Note 2)

Life Sciences Tools & Services (continued)
Charles River Laboratories International, Inc.*(u)	1,100	$58,344
Life Technologies Corp.*	25,086	1,901,519
Mettler-Toledo International, Inc.*(u)	5,120	1,242,061
Patheon, Inc. (Canada)*	19,099	176,381
Techne Corp.(u)	2,300	217,741

		4,148,191

Machinery — 0.1%
AGCO Corp.(u)	16,000	947,040
Blount International, Inc.*(u)	6,000	86,820
Columbus Mckinnon Corp.*(u)	2,500	67,850
Edwards Group Ltd. (United Kingdom), ADR*	5,063	51,541
Federal Signal Corp.*(u)	3,500	51,275
Flow International Corp.*	102,167	412,755
Hyster-Yale Materials Handling, Inc.(u)	4,600	428,536
IDEX Corp.(u)	7,600	561,260
Ingersoll-Rand PLC	9,187	565,919
LB Foster Co. (Class A Stock)(u)	1,200	56,748
Lincoln Electric Holdings, Inc.(u)	10,400	741,936
Mueller Industries, Inc.(u)	4,000	252,040
Nordson Corp.(u)	1,700	126,310
Oshkosh Corp.(u)	22,800	1,148,664
PACCAR, Inc.(u)	20,830	1,232,511
SPX Corp.(u)	5,880	585,707
Standex International Corp.(u)	1,600	100,608
Stanley Black & Decker, Inc.*	1,525	157,380
Sun Hydraulics Corp.(u)	3,250	132,698
Timken Co.(u)	1,300	71,591
Toro Co. (The)(u)	9,000	572,400
Valmont Industries, Inc.(u)	5,600	835,072
WABCO Holdings, Inc.*(u)	9,200	859,372

		10,046,033

Marine — 0.1%
Kirby Corp.*	55,713	5,529,515
Matson, Inc.(u)	8,300	216,713

		5,746,228

Media — 0.5%
AMC Networks, Inc. (Class A Stock)*(u)	13,500	919,485
Asian Pay Television Trust (Singapore), 144A	1,635,119	960,630
CBS Corp. (Class B Stock)(u)	19,150	1,220,621
Charter Communications, Inc. (Class A Stock)*	38,397	5,251,174
China Century Dragon Media, Inc. (China)*(g)	15,222	—
Cinemark Holdings, Inc.(u)	20,200	673,266
Comcast Corp. (Class A Stock)(u)	33,550	1,743,426
Comcast Corp. (Special Class A Stock)	147	7,332
Discovery Communications, Inc. (Class C Stock)*	12,831	1,076,008
DISH Network Corp. (Class A Stock)*(u)	10,670	618,006
Global Sources Ltd. (Bermuda)*(u)	15,700	127,641
Graham Holdings Co.*(u)	1,200	795,984
Harris Interactive, Inc.*	26,360	52,720
Liberty Global PLC (United Kingdom) (Class C Stock)*	87,832	7,405,994

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Media (continued)
Liberty Media Corp. (Class A Stock)*(u)	2,100	$307,545
Live Nation Entertainment, Inc.*(u)	6,600	130,416
Madison Square Garden Co. (The) (Class A Stock)*(u)	10,400	598,832
Morningstar, Inc.(u)	1,000	78,090
News Corp. (Class A Stock)*	19,415	349,858
Numericable Group (France), 144A*	19,760	717,656
Omnicom Group, Inc.	18,310	1,361,715
Scripps Networks Interactive, Inc. (Class A Stock)(u)	10,000	864,100
Time Warner Cable, Inc.(u)	52,437	7,105,214
Time Warner, Inc.(u)	42,070	2,933,120
Twenty-First Century Fox, Inc.	26,662	937,969

		36,236,802

Metals & Mining — 0.1%
Alcoa, Inc.(u)	131,550	1,398,378
Alumina Ltd. (Australia), ADR*	44,250	175,230
B2Gold Corp. (Canada)*	5,709	11,715
Chaparral Gold Corp.*	32,554	9,807
Cliffs Natural Resources, Inc.(u)	13,800	361,698
Coeur d’Alene Mines Corp.*(u)	51,700	560,945
Energy Fuels, Inc. (Canada)*	1,600	9,173
Freeport-McMoRan Copper & Gold, Inc.(u)	32,970	1,244,288
Globe Specialty Metals, Inc.(u)	10,400	187,304
Lion One Metals Ltd. (Canada)*	79,592	20,230
Mines Management, Inc.*	1,481	889
Noranda Aluminum Holding Corp.(u)	1,600	5,264
Reliance Steel & Aluminum Co.(u)	600	45,504
RTI International Metals, Inc.*	10,217	349,524
Southern Arc Minerals, Inc. (Canada)*(g)	24,506	1,153
United States Steel Corp.	23,110	681,745
US Silica Holdings, Inc.	13,407	457,313
Worthington Industries, Inc.(u)	16,300	685,904

		6,206,064

Multiline Retail
Dillard’s, Inc. (Class A Stock)(u)	10,400	1,010,984
Dollar General Corp.*(u)	6,200	373,984
Macy’s, Inc.(u)	2,200	117,480

		1,502,448

Multi-Utilities — 0.4%
Ameren Corp.(u)	12,300	444,768
Avista Corp.(u)	12,000	338,280
CenterPoint Energy, Inc.	205,540	4,764,417
CMS Energy Corp.	26,010	696,288
Dominion Resources, Inc.	75,446	4,880,602
DTE Energy Co.(u)	2,600	172,614
National Grid PLC (United Kingdom), ADR	82,292	5,375,313
NiSource, Inc	149,348	4,910,563
PG&E Corp.(u)	3,500	140,980
SCANA Corp.(u)	10,900	511,537
Sempra Energy(u)	81,966	7,357,268

		29,592,630

Office Electronics
Xerox Corp.(u)	7,100	86,407

Oil, Gas & Consumable Fuels — 1.7%
AltaGas Ltd. (Canada)	116,243	4,461,499

COMMON STOCKS (continued)	Shares	Value (Note 2)

Oil, Gas & Consumable Fuels (continued)
Anadarko Petroleum Corp.(u)	15,700	$1,245,324
Apache Corp.(u)	5,200	446,888
Athlon Energy, Inc.*(u)	2,500	75,625
Callon Petroleum Co.*(u)	3,100	20,243
Cheniere Energy, Inc.*	415,109	17,899,500
Chesapeake Energy Corp.(u)	18,500	502,090
Chesapeake Energy Corp.	125	146,172
Chevron Corp.(u)	4,100	512,131
Cimarex Energy Co.(u)	8,700	912,717
Cloud Peak Energy, Inc.*(u)	4,600	82,800
Coastal Energy Co.*	28,777	510,929
ConocoPhillips(u)	1,600	113,040
Crosstex Energy, Inc.	74,100	2,679,456
CVR Energy, Inc.(u)	1,000	43,430
Delek US Holdings, Inc.(u)	6,200	213,342
Denbury Resources, Inc.*(u)	26,400	433,752
Devon Energy Corp.(u)	3,500	216,545
Enbridge, Inc. (Canada)	248,633	10,860,289
Energen Corp.(u)	1,500	106,125
Energy Transfer Equity MLP	82,348	6,731,126
EOG Resources, Inc.(u)	1,600	268,544
EQT Midstream Partners LP	142,152	8,357,116
Equal Energy Ltd. (Canada)	17,188	91,784
GasLog Ltd. (Monaco)(u)	1,300	22,217
Green Plains Renewable Energy, Inc.(u)	2,400	46,536
Gulf United Energy, Inc. (Canada)*	196,239	177
Kinder Morgan, Inc.(u)	24,700	889,200
Marathon Oil Corp.(u)	16,000	564,800
Marathon Petroleum Corp.(u)	7,940	728,336
Mission Newenergy Ltd. (Australia)*	2,482	27
MPLX LP(a)	237,847	10,593,705
Murphy Oil Corp.(u)	6,400	415,232
Novus Energy, Inc. (Canada)*	102,019	112,367
Oasis Petroleum, Inc.*(u)	7,300	342,881
Occidental Petroleum Corp.(u)	3,750	356,625
Phillips 66(u)	14,880	1,147,694
Phillips 66 Partners LP*	185,000	7,017,050
Plains GP Holdings LP*	242,329	6,487,147
Platino Energy Corp. (Canada)*	3,460	1,661
SemGroup Corp. (Class A Stock)	144,499	9,425,670
SM Energy Co.(u)	10,500	872,655
Targa Resources Corp.(u)	232,695	20,516,718
Tesoro Corp.(u)	14,400	842,400
Vaalco Energy, Inc.*(u)	19,200	132,288
Western Gas Equity Partners LP	111,669	4,412,042
Williams Cos., Inc. (The)	255,404	9,850,933

		131,708,828

Paper & Forest Products
Ainsworth Lumber Co. Ltd. (Canada)*	143,152	561,962
Clearwater Paper Corp.*(u)	3,200	168,000
Domtar Corp.(u)	3,200	301,888
International Paper Co.	3,930	192,688
Neenah Paper, Inc.(u)	2,000	85,540
P.H. Glatfelter Co.(u)	1,300	35,932
Schweitzer-Mauduit International, Inc.(u)	4,400	226,468

		1,572,478

Personal Products
Avon Products, Inc.(u)	30,900	532,098

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Personal Products (continued)
Inter Parfums, Inc.(u)	1,000	$35,810
Medifast, Inc.*(u)	6,500	169,845
Nu Skin Enterprises, Inc. (Class A Stock)(u)	6,900	953,718
USANA Health Sciences, Inc.*(u)	900	68,022

		1,759,493

Pharmaceuticals — 0.2%
Access Pharmaceuticals, Inc.*	24,512	6,128
Allergan, Inc.(u)	3,870	429,880
Bristol-Myers Squibb Co.(u)	32,630	1,734,285
Cornerstone Therapeutics, Inc.*	4,363	41,405
Depomed, Inc.*(u)	4,500	47,610
Eli Lilly & Co.(u)	11,400	581,400
Forest Laboratories, Inc.*(u)	14,800	888,444
Hi-Tech Pharmacal Co., Inc.*	13,387	580,862
Jazz Pharmaceuticals PLC*(u)	10,600	1,341,536
Johnson & Johnson	19,960	1,828,136
Lannett Co., Inc.*(u)	6,100	201,910
Mallinckrodt PLC*	25,603	1,338,013
Merck & Co., Inc.(u)	2,900	145,145
NeuroBioPharm, Inc. (Canada)*	355	1
Paladin Labs, Inc. (Canada)*	3,420	381,424
Provectus Pharmaceuticals, Inc.*	79,056	190,525
Santarus, Inc.*(u)	25,198	805,328
Transcept Pharmaceuticals, Inc.*	8,632	29,004
Valeant Pharmaceuticals International, Inc.*	3,450	405,030
ViroPharma, Inc.*	23,824	1,187,626

		12,163,692

Professional Services
Barrett Business Services, Inc.(u)	600	55,644
Exponent, Inc.(u)	1,300	100,672
Huron Consulting Group, Inc.*(u)	2,200	137,984
ICF International, Inc.*(u)	4,000	138,840
Insperity, Inc.(u)	3,600	130,068
Manpowergroup, Inc.(u)	600	51,516
Navigant Consulting, Inc.*(u)	7,500	144,000
Premier Alliance Group, Inc.*	9,164	5,315
Resources Connection, Inc.(u)	4,100	58,753
Robert Half International, Inc.(u)	16,400	688,636

		1,511,428

Real Estate Investment Trusts (REITs) — 0.4%
AG Mortgage Investment Trust, Inc.(u)	3,700	57,868
American Assets Trust, Inc.(u)	5,000	157,150
American Campus Communities, Inc.(u)	3,200	103,072
American Capital Agency Corp.(u)	23,600	455,244
American Capital Mortgage Investment Corp.(u)	25,100	438,246
Annaly Capital Management, Inc.(u)	52,100	519,437
Apartment Investment & Management Co. (Class A Stock)(u)	8,790	227,749
Ashford Hospitality Prime, Inc.(u)	28,158	512,476
Ashford Hospitality Trust, Inc.(u)	158,134	1,309,350
AvalonBay Communities, Inc.	2,110	249,465
Boston Properties, Inc.(u)	3,880	389,436
Brandywine Realty Trust	16,290	229,526
Brixmor Property Group, Inc.	6,900	140,277
Chatham Lodging Trust(u)	25,034	511,945
CommonWealth REIT	41,643	970,698

COMMON STOCKS (continued)	Shares	Value (Note 2)

Real Estate Investment Trusts (REITs) (continued)
CyrusOne, Inc.(u)	1,800	$40,194
Digital Realty Trust, Inc.	4,170	204,830
Franklin Street Properties Corp.(u)	18,300	218,685
Gaming and Leisure Properties, Inc.*	39,770	2,020,714
GEO Group, Inc. (The)(u)	10,100	325,422
Goodman Group (Australia)	599,954	2,541,856
Goodman Group (Australia), 144A	112,360	476,041
HCP, Inc	6,640	241,165
Hospitality Properties Trust(u)	16,300	440,589
Invesco Mortgage Capital, Inc.(u)	32,300	474,164
Investors Real Estate Trust(u)	8,500	72,930
iStar Financial, Inc.	6,475	403,069
Kilroy Realty Corp.	6,060	304,091
Kimco Realty Corp.	11,470	226,533
New Residential Investment Corp.	106,711	712,829
Newcastle Investment Corp.	126,851	728,125
Nippon Prologis REIT, Inc. (Japan)	807	7,730,226
Nippon Prologis REIT, Inc. (Japan), 144A	108	1,034,528
Parkway Properties, Inc.	1,736	33,487
Post Properties, Inc.(u)	5,190	234,744
Prologis, Inc.	9,170	338,832
Resource Capital Corp.(u)	31,100	184,423
RLJ Lodging Trust(u)	21,500	522,880
Ryman Hospitality Properties(u)	5,100	213,078
Simon Property Group, Inc.(u)	3,700	562,992
Starwood Property Trust, Inc.(u)	38,989	1,079,995
Summit Hotel Properties, Inc.(u)	8,000	72,000
Sunstone Hotel Investors, Inc.	16,240	217,616
Taubman Centers, Inc.(u)	1,500	95,880
Winthrop Realty Trust(u)	22,700	250,835

		28,274,692

Real Estate Management & Development
Brookfield Asset Management, Inc. (Canada) (Class A Stock)	20,049	778,503
CBRE Group, Inc. (Class A Stock)*(u)	24,800	652,240
Jones Lang LaSalle, Inc.(u)	9,700	993,183

		2,423,926

Road & Rail — 0.6%
AMERCO*(u)	3,500	832,440
Asciano Ltd. (Australia)	922,311	4,754,917
Aurizon Holdings Ltd. (Australia)	1,120,333	4,893,078
Canadian Pacific Railway Ltd. (Canada)	52,350	7,917,183
CSX Corp.(u)	60,370	1,736,845
East Japan Railway Co. (Japan)	88,000	7,009,888
Genesee & Wyoming, Inc. (Class A Stock)*	52,278	5,021,302
J.B. Hunt Transport Services, Inc.	29,158	2,253,913
Norfolk Southern Corp.	2,370	220,007
Old Dominion Freight Line, Inc.*(u)	15,500	821,810
Saia, Inc.*(u)	3,300	105,765
Union Pacific Corp.(u)	51,454	8,644,272
Vitran Corp., Inc. (Canada)*	3,331	22,901

		44,234,321

Semiconductors & Semiconductor Equipment — 0.2%
Applied Materials, Inc.(u)	36,470	645,154
Avago Technologies Ltd.(u)	38,851	2,054,829
Broadcom Corp. (Class A Stock)(u)	2,390	70,864
Cabot Microelectronics Corp.*(u)	4,300	196,510

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Semiconductors & Semiconductor Equipment (continued)
Cirrus Logic, Inc.*(u)	13,300	$271,719
Freescale Semiconductor Ltd.*(u)	23,000	369,150
Inphi Corp.*(u)	3,000	38,700
Intersil Corp. (Class A Stock)(u)	31,700	363,599
KLA-Tencor Corp.	6,300	406,098
Kulicke & Soffa Industries, Inc. (Singapore)*(u)	5,400	71,820
Lam Research Corp.*(u)	20,143	1,096,786
LSI Corp.(u)	35,587	392,169
Marvell Technology Group Ltd.(u)	67,900	976,402
OmniVision Technologies, Inc.*(u)	2,200	37,840
ON Semiconductor Corp.*(u)	76,190	627,806
PLX Technology, Inc.*(u)	6,900	45,402
PMC - Sierra, Inc.*(u)	49,100	315,713
Power Integrations, Inc.(u)	3,900	217,698
RF Micro Devices, Inc.*(u)	96,400	497,424
Silicon Image, Inc.*(u)	27,300	167,895
Skyworks Solutions, Inc.*(u)	39,400	1,125,264
Teradyne, Inc.*	24,730	435,743
Tokyo Electron Ltd. (Japan)	16,159	890,405
Xilinx, Inc.(u)	11,570	531,294

		11,846,284

Software — 0.2%
Activision Blizzard, Inc.(u)	10,000	178,300
Adobe Systems, Inc.*(u)	7,140	427,543
ANSYS, Inc.*(u)	4,200	366,240
Aspen Technology, Inc.*(u)	8,400	351,120
AVG Technologies NV*(u)	15,400	265,034
CA, Inc.(u)	21,300	716,745
Citrix Systems, Inc.*(u)	7,040	445,280
CommVault Systems, Inc.*(u)	13,000	973,440
Compuware Corp.	43,289	485,270
Comverse, Inc.*(u)	3,300	128,040
Informatica Corp.*(u)	9,900	410,850
Interactive Intelligence Group, Inc.*(u)	800	53,888
Manhattan Associates, Inc.*(u)	4,300	505,164
Microsoft Corp.(u)	5,150	192,765
MicroStrategy, Inc.*(u)	700	86,968
Oracle Corp.(u)	32,250	1,233,885
Pegasystems, Inc.(u)	5,400	265,572
Progress Software Corp.*(u)	9,900	255,717
PTC, Inc.*(u)	2,000	70,780
Red Hat, Inc.*(u)	3,700	207,348
Rovi Corp.*(u)	26,500	521,785
SinoHub, Inc.*	16,237	162
SolarWinds, Inc.*(u)	5,000	189,150
Solera Holdings, Inc.(u)	5,400	382,104
Splunk, Inc.*(u)	5,500	377,685
SS&C Technologies Holdings, Inc.*(u)	9,500	420,470
Symantec Corp.(u)	27,500	648,450
Synopsys, Inc.*(u)	8,200	332,674
Telenav, Inc.*(u)	5,300	34,927
TiVo, Inc.*(u)	54,700	717,664
Unit4 NV (Netherlands)	9,961	525,594
VMware, Inc. (Class A Stock)*(u)	8,510	763,432

		12,534,046

Specialty Retail — 0.2%
Aaron’s, Inc.(u)	3,600	105,840

COMMON STOCKS (continued)	Shares	Value (Note 2)

Specialty Retail (continued)
AutoZone, Inc.*(u)	1,070	$511,396
Big 5 Sporting Goods Corp.(u)	1,800	35,676
Cato Corp. (The) (Class A Stock)(u)	1,700	54,060
Chico’s FAS, Inc.(u)	29,100	548,244
Citi Trends, Inc.*(u)	2,500	42,500
CST Brands, Inc	49,623	1,822,157
Destination Maternity Corp.(u)	1,300	38,844
Express, Inc.*(u)	50,100	935,367
Foot Locker, Inc.(u)	26,800	1,110,592
Francesca’s Holdings Corp.*(u)	26,700	491,547
GameStop Corp. (Class A Stock)(u)	16,400	807,864
Gap, Inc. (The)(u)	19,500	762,060
Groupe Fnac (France)*	11,021	361,454
Home Depot, Inc. (The)(u)	14,620	1,203,811
L&L Acquisition Corp. Escrow Shares*	35,000	—
Lowe’s Cos., Inc.(u)	15,510	768,521
Men’s Wearhouse, Inc. (The)	15,766	805,327
Murphy USA, Inc.*(u)	28,255	1,174,278
PetSmart, Inc.(u)	13,200	960,300
Ross Stores, Inc.(u)	5,700	427,101
Sears Hometown and Outlet Stores, Inc.*(u)	1,700	43,350
Shoe Carnival, Inc.(u)	1,150	33,362
TJX Cos., Inc. (The)(u)	10,380	661,517
Urban Outfitters, Inc.*(u)	22,500	834,750

		14,539,918

Textiles, Apparel & Luxury Goods
Carter’s, Inc.(u)	10,700	768,153
Jones Group, Inc. (The)	11,434	171,053
Lululemon Athletica, Inc. (Canada)*(u)	4,410	260,322
Michael Kors Holdings Ltd.*(u)	14,900	1,209,731
Ralph Lauren Corp.(u)	2,100	370,797
RG Barry Corp	14,120	272,516
Steven Madden Ltd.*(u)	4,400	160,996
VF Corp	8,360	521,162

		3,734,730

Thrifts & Mortgage Finance — 0.1%
Camco Financial Corp.*	29,791	199,004
First Defiance Financial Corp.(u)	2,000	51,940
Home Loan Servicing Solutions Ltd.(u)	7,800	179,166
Hudson City Bancorp, Inc.	320,994	3,026,973
OceanFirst Financial Corp.(u)	1,000	17,130
Washington Federal, Inc.(u)	13,600	316,744

		3,790,957

Tobacco
Philip Morris International, Inc.(u)	14,620	1,273,841
Universal Corp.	1,991	108,709

		1,382,550

Trading Companies & Distributors — 0.1%
Aceto Corp.(u)	6,300	157,563
DXP Enterprises, Inc.*(u)	10,700	1,232,640
Kaman Corp.(u)	8,000	317,840
MRC Global, Inc.*(u)	26,400	851,664
W.W. Grainger, Inc.(u)	3,810	973,150
Watsco, Inc.(u)	2,300	220,938

		3,753,795

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Transportation Infrastructure — 0.8%
Abertis Infraestructuras SA (Spain)	525,675	$11,692,566
Atlantia SpA (Italy)	528,693	11,842,695
CCR SA (Brazil)	727,522	5,479,736
China Merchants Holdings International Co. Ltd. (China)	695,474	2,547,912
Flughafen Zuerich AG (Switzerland)	7,765	4,540,386
Fraport AG Frankfurt Airport Services Worldwide (Germany)	59,490	4,457,938
Groupe Eurotunnel SA (France)	782,265	8,224,196
Jiangsu Expressway Co. Ltd. (China) (Class H Stock)	3,481,599	4,278,870
Pingtan Marine Enterprise Ltd.*	82,948	262,116
Shenzhen Expressway Co. Ltd. (China) (Class H Stock)	4,862,000	2,191,103
Sydney Airport (Australia)	790,765	2,687,516
Transurban Group (Australia)	571,477	3,494,799

		61,699,833

Water Utilities — 0.1%
American States Water Co.(u)	3,800	109,174
American Water Works Co., Inc.(u)	137,785	5,822,794
Beijing Enterprises Water Group Ltd. (China)	7,323,000	4,610,693

		10,542,661

Wireless Telecommunication Services — 0.3%
Crown Castle International Corp.*	72,554	5,327,640
SBA Communications Corp. (Class A Stock)*	110,805	9,954,721
Sprint Corp.*	60,200	647,150
Telephone & Data Systems, Inc.(u)	13,585	350,221
Tower Bersama Infrastructure Tbk PT (Indonesia)*	2,599,470	1,240,577
Tower Bersama Infrastructure Tbk PT (Indonesia), 144A*(g)	1,964,162	937,382
Vodafone Group PLC (United Kingdom), ADR	188,275	7,401,090

		25,858,781

TOTAL COMMON STOCKS (cost $614,610,022)		788,693,003

EXCHANGE TRADED FUNDS — 2.5%
iShares iBoxx $ High Yield Corporate Bond Fund(a)	87,400	8,117,712
iShares JPMorgan USD Emerging Markets Bond Fund(a)	77,100	8,339,136
iShares MSCI EAFE ETF	1,462,000	98,041,720
iShares MSCI Emerging Markets Index Fund(a)	835,000	34,877,950
iShares S&P Global 100 Index Fund(a)	228,921	17,702,461
iShares US Real Estate(a)	129,300	8,157,537
SPDR Barclays High Yield Bond(a)	214,500	8,700,120
SPDR Dow Jones REIT(a)	238,000	16,962,260

TOTAL EXCHANGE TRADED FUNDS (cost $182,413,974)		200,898,896

PREFERRED STOCKS — 0.1%
Commercial Banks
United Community Banks, Inc., 5.000%*	155	153,830

PREFERRED STOCKS (continued)	Shares	Value (Note 2)

Consumer Finance
Ally Financial, Inc., Series G, 7.000%	175	$168,016
SLM Corp., 3.961%(c)	900	21,294

		189,310

Electric Utilities
NextEra Energy, Inc., 5.799%	8,100	406,377

Household Durables — 0.1%
Beazer Homes USA, Inc., 7.500%	5,125	191,829
Sealy Corp., CVT, 8.000%*	33,706	2,671,201

		2,863,030

Independent Power Producers & Energy Traders
Genie Energy Ltd., 7.500%	24,030	193,682

Metals & Mining
Vale SA (Brazil), ADR (PRFC)	15,674	219,593

Multi-Utilities
Dominion Resources, Inc., 6.000%	8,800	477,048

Oil, Gas & Consumable Fuels
Black Elk Energy Offshore Operations LLC/Black Elk Finance Corp., Units (Class E Stock)	1,916,298	1,916,298
Superior Well Services, Inc., Series A, CVT, 4.000%	154	140,140

		2,056,438

Paper & Forest Products
China Wood, Inc., CVT, 8.000%*(g)	20,500	89

Thrifts & Mortgage Finance
Flagstar Bancorp, Inc., Series C, 5.000%*	156	157,234

Tobacco
Universal Corp., CVT, 6.750%	575	715,766

TOTAL PREFERRED STOCKS (cost $7,149,124)		7,432,397

	Units
RIGHTS*
Health Care Equipment & Supplies
AMA Contingent (cost $0)	27,759	3

	Shares
UNAFFILIATED MUTUAL FUNDS — 1.6%
Aberdeen Global Income Fund, Inc.	9,725	100,848
Advent Claymore Convertible Securities & Income Fund	2,583	47,863
Advent Claymore Convertible Securities & Income Fund II	100,347	730,526
Advent Claymore Enhanced Growth & Income Fund	31,415	318,234
Alliance California Municipal Income Fund, Inc.	1,391	16,873
AQR Multi Strategy Alternative Fund (Institutional Class Shares)	1,255,262	12,276,464
BlackRock Build America Bond Trust	3,504	67,102
BlackRock Core Bond Trust	23,320	300,362
BlackRock Credit Allocation Income Trust	58,216	760,301
BlackRock EcoSolutions Investment Trust	2,906	22,783
BlackRock Energy and Resources Trust	15,184	368,971

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

UNAFFILIATED MUTUAL FUNDS (continued)	Shares	Value (Note 2)

BlackRock Enhanced Capital and Income Fund, Inc.	64,236	$878,106
BlackRock Enhanced Equity Dividend Trust	167,361	1,328,846
BlackRock Global Long/Short Credit Fund (Institutional Class Shares)	931,970	10,074,592
BlackRock Global Opportunities Equity Trust	90,090	1,347,746
BlackRock Income Opportunity Trust, Inc.	26,674	258,738
BlackRock International Growth and Income Trust	161,094	1,309,694
BlackRock Municipal Income Investment Quality Trust	3,459	44,517
BlackRock MuniHoldings Quality Fund, Inc.	3,040	36,054
BlackRock MuniYield Investment Quality Fund	1,953	23,866
BlackRock MuniYield Michigan Quality Fund II, Inc.	3,845	44,179
BlackRock MuniYield Michigan Quality Fund, Inc.	6,950	86,597
BlackRock MuniYield Pennsylvania Quality Fund	1,304	16,704
BlackRock Resources & Commodities Strategy Trust	69,831	809,341
BTS Rail Mass Transit Growth Infrastructure Fund	3,358,763	904,597
Calamos Convertible and High Income Fund	11,521	148,967
Calamos Market Neutral Income Fund (Institutional Class Shares)	272,207	3,492,410
Central Securities Corp. (Retail Shares)	22,690	491,239
Cohen & Steers Dividend Majors Fund, Inc.	305	4,447
Cohen & Steers REIT and Preferred Income Fund, Inc.	8,899	139,714
Cohen & Steers Select Preferred and Income Fund, Inc.	528	13,036
Cutwater Select Income Fund	6,786	124,252
Diamond Hill Long-Short Fund (Institutional Class Shares)	233,012	5,247,428
DTF Tax-Free Income, Inc.	349	4,893
DWS High Income Opportunities Fund, Inc.	8,721	125,582
Eaton Vance California Municipal Bond Fund	6,697	68,376
Eaton Vance Enhanced Equity Income Fund	1,362	17,706
Eaton Vance Enhanced Equity Income Fund II	1,467	19,056
Eaton Vance Global Macro Absolute Return Fund (Institutional Class Shares)	1,421,030	13,386,099
Eaton Vance Municipal Bond Fund II	231	2,541
Eaton Vance National Municipal Opportunities Trust	6,297	116,243
Eaton Vance New York Municipal Bond Fund	1,500	16,980
Ellsworth Fund Ltd.	11,563	94,701
First Opportunity Fund, Inc.	11,226	100,360
First Trust Aberdeen Emerging Opportunity Fund	34	614
First Trust Aberdeen Global Opportunity Income Fund	669	9,399
First Trust Enhanced Equity Income Fund	13,302	177,183
First Trust High Income Long/Short Fund	3,631	62,526
First Trust Strategic High Income Fund II	512	8,218

UNAFFILIATED MUTUAL FUNDS (continued)	Shares	Value (Note 2)

Fort Dearborn Income Securities, Inc.	8,127	$112,153
Forum Funds - Absolute Strategies Fund (Institutional Class Shares)*	1,302,275	14,285,956
Franklin Templeton Limited Duration Income Trust	574	7,456
Gabelli ABC Fund (Advisor Class Shares)	763,846	7,760,674
ING Global Equity Dividend & Premium Opportunity Fund	21,711	194,313
ING Risk Managed Natural Resources Fund	3,548	34,806
Invesco Advantage Municipal Income Trust II	3,103	32,644
Invesco California Value Municipal Income Trust	4,575	52,155
Invesco Municipal Income Opportunities Trust	8,844	54,833
Invesco Municipal Opportunity Trust	4,506	52,765
Invesco Municipal Trust	9,771	113,246
Invesco Pennsylvania Value Municipal Income Trust	855	10,380
Invesco Trust for Investment Grade Municipals	2,019	24,591
Invesco Value Municipal Income Trust	6,146	82,971
Invesco Van Kampen Bond Fund	9,532	168,621
John Hancock Hedged Equity & Income Fund	21,146	360,962
John Hancock Premium Dividend Fund	16,967	196,817
John Hancock Tax-Advantaged Dividend Income Fund	8,151	148,511
Lazard Global Total Return and Income Fund, Inc.	1,716	30,236
Madison Covered Call & Equity Strategy Fund	32,364	264,414
MFS Investment Grade Municipal Trust	2,653	22,842
Montgomery Street Income Securities, Inc.	2,757	42,844
Morgan Stanley Emerging Markets Fund, Inc.	11,597	179,522
Morgan Stanley Income Securities, Inc.	27,855	468,800
Neuberger Berman High Yield Strategies Fund, Inc.	676	8,964
Nuveen AMT-Free Municipal Income Fund	21,353	257,090
Nuveen Arizona Premium Income Municipal Fund	1,986	24,031
Nuveen Build America Bond Opportunity Fund	2,762	53,666
Nuveen Build American Bond Term Fund	3,315	61,129
Nuveen California AMT-Free Municipal Income Fund	10,819	131,667
Nuveen California Dividend Advantage Municipal Fund	730	9,381
Nuveen California Dividend Advantage Municipal Fund 2	3,172	40,031
Nuveen California Dividend Advantage Municipal Fund 3	5,402	61,691
Nuveen Connecticut Premium Income Municipal Fund	2,458	28,513
Nuveen Dividend Advantage Municipal Fund	15,069	189,719
Nuveen Dividend Advantage Municipal Fund 2	9,049	114,832

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

UNAFFILIATED MUTUAL FUNDS (continued)	Shares	Value (Note 2)

Nuveen Dividend Advantage Municipal Fund 3	20,661	$255,163
Nuveen Dividend Advantage Municipal Income Fund	16,714	209,259
Nuveen Equity Premium Advantage Fund	11,805	149,215
Nuveen Georgia Dividend Advantage Municipal Fund 2	2,195	25,791
Nuveen Global Value Opportunities Fund	8,080	106,414
Nuveen Intermediate Duration Municipal Term Fund	3,816	43,922
Nuveen Investment Quality Municipal Fund, Inc.	2,963	40,089
Nuveen Maryland Premium Income Municipal Fund	8,447	100,773
Nuveen Municipal Advantage Fund, Inc.	17,182	208,933
Nuveen Municipal Market Opportunity Fund, Inc.	16,028	192,336
Nuveen Municipal Opportunity Fund, Inc.	3,381	44,697
Nuveen New Jersey Investment Quality Municipal Fund, Inc.	1,459	18,807
Nuveen New York AMT-Free Municipal Income Fund	964	11,838
Nuveen New York Dividend Advantage Municipal Fund	428	5,436
Nuveen North Carolina Premium Income Municipal Fund	4,492	53,724
Nuveen Pennsylvania Investment Quality Municipal Fund	2,367	29,209
Nuveen Pennsylvania Premium Income Municipal Fund 2	2,856	33,958
Nuveen Performance Plus Municipal Fund, Inc.	9,844	133,189
Nuveen Preferred Income Opportunities Fund	9,794	86,873
Nuveen Premier Municipal Income Fund, Inc.	4,715	58,325
Nuveen Premium Income Municipal Fund 2, Inc.	23,988	301,049
Nuveen Premium Income Municipal Fund 4, Inc.	804	9,753
Nuveen Premium Income Municipal Fund, Inc.	17,142	211,361
Nuveen Quality Income Municipal Fund, Inc.	25,000	306,250
Nuveen Quality Municipal Fund, Inc	12,080	145,926
Nuveen Quality Preferred Income Fund	52,894	406,755
Nuveen Quality Preferred Income Fund II	97,389	792,746
Nuveen Quality Preferred Income Fund III	17,040	133,764
Nuveen Select Quality Municipal Fund	9,868	122,363
Nuveen Virginia Premium Income Municipal Fund	712	8,402
Petroleum & Resources Corp	38,246	1,047,175
PIMCO Unconstrained Bond Fund (Institutional Class Shares)	1,304,019	14,461,575
Putnam High Income Securities Fund	18,488	152,711
Putnam Managed Municipal Income Trust	5,942	39,455
Putnam Municipal Opportunities Trust	15,448	165,912
Pyxis Long/Short Equity Fund (Class Z Shares)	308,892	3,870,416
Touchstone Merger Arbitrage Fund (Institutional Class Shares)	998,524	10,784,060
Transamerica Income Shares, Inc.	9,289	193,954

UNAFFILIATED MUTUAL FUNDS (continued)	Shares	Value (Note 2)

Tri-Continental Corp.	4,542	$90,749
Turner Spectrum Fund (Institutional Class Shares)*	286,282	3,346,637
Wells Fargo Advantage Multi-Sector Income Fund	19,167	269,488
Western Asset Global Corporate Defined Opportunity Fund, Inc.	12,945	233,916
Western Asset Global High Income Fund, Inc.	1,124	13,758
Western Asset Income Fund	7,173	94,468
Western Asset Municipal High Income Fund, Inc.	6,432	43,287
Western Asset Municipal Partners Fund, Inc.	100	1,375
Western Asset Total Return Unconstrained Fund	711,969	7,511,276
Western Asset Worldwide Income Fund, Inc.	6,227	75,845
Zweig Fund, Inc.	12,925	192,066

TOTAL UNAFFILIATED MUTUAL FUNDS (cost $127,445,053)		128,563,543

	Units
WARRANTS*
Automobiles
General Motors Co., Series C, expiring 12/31/15	74,360	411,954

Biotechnology
NeoStem, Inc., expiring 07/22/16	30,000	—
Rexahn Pharmaceuticals, Inc., expiring 12/04/17	148,500	24,503
Venaxis, Inc., expiring 05/24/18	2,700	621

		25,124

Commercial Banks
Associated Banc-Corp., expiring11/21/18	2,176	5,679
Boston Private Financial Holdings, Inc., expiring 11/21/18	10,019	59,513
Wintrust Financial Corp., expiring 12/19/18	41,843	1,022,852

		1,088,044

Commercial Services & Supplies
IVS Group (Italy), expiring 01/27/16	60,858	25,033

Construction Materials
Tecnoglass, Inc. (Colombia), expiring 12/16/16	40,897	49,076

Diversified Financial Services
Aquasition Corp. (United Kingdom), expiring 10/25/20	90,000	21,951
Capitol Acquisition Corp. II, expiring 05/15/16	81,000	39,994
Chart Acquisition Corp., expiring 12/19/17	134,325	96,546
CIS Acquisition Ltd. (Russia), Series A, expiring 12/18/17	90,000	26,460
Collabrium Japan Acquisition Corp., expiring 12/10/17	63,000	6,930
Electrawinds SE (Luxembourg), expiring 10/01/15	57,500	791
Infinity Cross Border Acquisition Corp., expiring 07/25/16	26,400	14,289

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

WARRANTS* (continued)	Units	Value (Note 2)

Diversified Financial Services (continued)
Jack Cooper Holdings Corp., expiring 12/15/17(g)	200	$25,000
Jack Cooper Holdings Corp., expiring 05/06/18	50	6,250
Lone Oak Acquisition Corp. (Hong Kong), expiring 03/24/16	28,070	19,088
Prime Acquisition Corp. (China), expiring 03/30/16	64,715	18,411
Quinpario Acquisition Corp., expiring 09/27/18	163,030	58,691
RMG Networks Holding Corp., expiring 04/08/18	79,900	27,965
ROI Acquisition Corp. II, expiring 09/17/18	63,000	28,744
Silver Eagle Acquisition Corp., expiring 07/26/18	166,250	99,750

		490,860

Energy Equipment & Services
Integrated Drilling Equipment Holdings Corp., expiring 12/15/17	85,000	5,100
SAExploration Holdings, Inc., expiring 06/19/16	57,000	48,450
Syntroleum Corp., expiring 07/05/16(g)	31,646	633

		54,183

Health Care Providers & Services
Healthcare Corp. of America, expiring 11/07/16	44,978	2,249

Household Durables
EveryWare Global, Inc., expiring 05/13/18	81,000	89,100

Insurance
Lincoln National Corp., expiring 07/10/19	7,496	316,781

Internet Software & Services
Global Eagle Entertainment, Inc., expiring 05/13/16	50,483	227,174
Net Element International, Inc., expiring 10/07/15	28,804	5,329

		232,503

Media
Hemisphere Media Group, expiring 04/06/18	93,601	117,001

Metals & Mining
Coeur d’Alene Mines Corp., expiring 04/16/17	2,057	2,715

Oil, Gas & Consumable Fuels
Green Field Energy Services, Inc., expiring 11/15/21	200	—
Harvest Natural Resources, Inc., expiring 10/11/15	5,813	3,284

		3,284

Pharmaceuticals
NeuroBioPharm, Inc., Unit, expiring 04/12/14	711	1
Pluristem Therapeutics, Inc., expiring 09/19/17	6,750	1,958

		1,959

Semiconductors & Semiconductor Equipment
TranSwitch Corp., expiring 03/28/19	72,000	—

WARRANTS* (continued)	Units	Value (Note 2)

Transportation Infrastructure
Pingtan Marine Enterprise Ltd., expiring 02/26/18	55,000	$7,700

TOTAL WARRANTS (cost $1,651,018)		2,917,566

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 0.2%
Collateralized Debt Obligations — 0.1%
Eurocredit CDO IV BV (Netherlands),
Series IV-X, Class A1
0.672%(c)	02/22/20	EUR 123	167,687
Hillmark Funding (Cayman Islands),
Series 2006-1A, Class A1, 144A
0.489%(c)	05/21/21	800	779,818
Jubilee CDO IV BV (Netherlands),
Series IV-X, Class A
0.730%(c)	10/15/19	EUR 356	486,452
LCM V LP (Cayman Islands),
Series 5A, Class A1, 144A
0.476%(c)	03/21/19	600	589,774
Mercator CLO II PLC (Ireland),
Series II-X, Class A1
0.452%(c)	02/18/24(g)	EUR 361	485,384
Venture VIII CDO Ltd.,
Series 2007-8A, Class A1A, 144A
0.521%(c)	07/22/21	1,600	1,556,381

			4,065,496

Collateralized Loan Obligations — 0.1%
Aquilae CLO II PLC (Ireland),
Series 2006-1X, Class A
0.572%(c)	01/17/23	EUR 141	190,836
ARES CLO Ltd.,
Series 2006-6RA, Class A1B, 144A
0.469%(c)	03/12/18	170	168,521
Cadogan Square CLO III BV (Netherlands),
Series 3X, Class A
0.562%(c)	01/17/23(g)	EUR 84	112,204
Duane Street CLO III Ltd.,
Series 2006-3A, Class A1, 144A
0.496%(c)	01/11/21	339	336,002
Franklin CLO Ltd. (Cayman Islands),
Series 5A, Class A2, 144A
0.503%(c)	06/15/18	872	862,449
Galaxy CLO Ltd. (Cayman Islands),
Series 2007-8A, Class A, 144A
0.478%(c)	04/25/19	394	389,090
Goldentree Loan Opportunities V Ltd. (Cayman Islands),
Series 2007-5A, Class A, 144A
0.941%(c)	10/18/21	800	793,849
Halcyon Structured Asset Management European CLO 2006-II BV (Netherlands),
Series 2006-IIX, Class A1
0.580%(c)	01/25/23	EUR 555	752,078
HarbourMaster CLO (Netherlands),
Series 4X, Class A1
2.513%(c)	10/11/19	EUR 69	94,930

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
MAGI Funding PLC (Ireland),
Series I-A, Class A
0.591%(c)	04/11/21	EUR 400	$542,276
Penta CLO 1 SA (Luxembourg),
Series 2007-1X, Class A1
0.551%(c)	06/04/24	EUR 581	778,738
Race Point III CLO Ltd. (Ireland),
Series 2006-3, Class A, 144A
0.504%(c)	04/15/20	805	796,014
Stanfield Bristol CLO Ltd.,
Series 2005-1A, Class A1, 144A
0.501%(c)	10/15/19	113	111,880
Symphony CLO III Ltd. (Cayman Islands),
Series 2007-3A, Class A1A, 144A
0.481%(c)	05/15/19	488	481,216
Wood Street CLO BV (United Kingdom),
Series I, Class A
0.544%(c)	11/22/21	EUR 345	466,691
Series II-A, Class A1
0.587%(c)	03/29/21	EUR 140	188,364

			7,065,138

Non-Residential Mortgage-Backed Securities
Citibank Omni Master Trust,
Series 2009-A14A, Class A14, 144A
2.917%(c)	08/15/18	3,000	3,045,314
Globaldrive (Netherlands),
Series 2011-AA, Class A
0.868%(c)	04/20/19	EUR 440	605,147
Nelnet Student Loan Trust,
Series 2008-4, Class A2
0.938%(c)	07/25/18	17	17,492
North Carolina State Education Assistance Authority,
Series 2011-2, Class A1
0.688%(c)	10/26/20	173	173,109
SLM Student Loan Trust,
Series 2009-CT, Class 1A, 144A
2.350%(c)	04/15/39(g)	52	52,214
Series 2010-C, Class A1, 144A
1.817%(c)	12/15/17	4	4,010
South Carolina Student Loan Corp.,
Series 2010-1, Class A1
0.714%(c)	01/25/21	136	135,614

			4,032,900

Residential Mortgage-Backed Securities
Countrywide Asset-Backed Certificates,
Series 2006-4, Class 2A2
0.345%(c)	07/25/36	281	273,005

TOTAL ASSET-BACKED SECURITIES (cost $15,275,791)			15,436,539

BANK LOANS(c)
Auto Components
Exide Technologies, Term Loan Advanced
9.000%	10/09/14	324	329,217

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Commercial Services & Supplies
RR Donnelley & Sons Co.,
Term Loan
9.750%	12/31/16	420	$254,108

Diversified Financial Services
J.G. Wentworth,
Term Loan
9.000%	02/08/19	195	197,389

Financial Services
Liquidnet Holding, Inc.,
Term Loan
9.250%	05/03/17	433	426,628

Transportation
Overseas Shipholding,
Revolving Credit Loan
2.736%	12/31/14	450	442,445

TOTAL BANK LOANS (cost $1,640,256)			1,649,787

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.1%
Banc of America Re-REMICS Trust,
Series 2009-UB1, Class A4A, 144A
5.611%(c)	06/24/50	250	273,755
Commercial Mortgage Pass-Through Certificates,
Series 2010-C1, Class A1, 144A
3.156%	07/10/46	89	91,951
Commercial Mortgage Trust,
Series 2005-GG5, Class A5
5.224%(c)	04/10/37	800	843,662
Credit Suisse Mortgage Capital Certificates,
Series 2006-TF2A, Class SVA1, 144A
0.397%(c)	10/15/21	497	495,766
Series 2009-RR1, Class A3A, 144A
5.383%	02/15/40	96	103,352
Series 2010-RR4, Class 2A, 144A
5.467%(c)	09/18/39	912	992,374
Series 2010-UD1, Class A, 144A
5.758%(c)	12/18/49	1,022	1,117,950
Extended Stay America Trust,
Series 2013-ESFL, Class A1FL, 144A
0.968%(c)	12/05/31	800	801,936
Fannie Mae-Aces,
Series 2010-M7, Class FA
0.779%(c)	11/25/20	1,034	1,038,966
GS Mortgage Securities Corp. II Trust,
Series 2012-GCJ9, Class XA, IO
2.389%(c)	11/10/45(g)	1,381	182,183
Hercules Eclipse PLC (United Kingdom),
Series 2006-4, Class A
0.755%(c)	10/25/18	GBP 283	443,396
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2010-C2, Class A3, 144A
4.070%	11/15/43	1,200	1,254,126
Merrill Lynch Floating Trust,
Series 2008-LAQA, Class A1, 144A
0.732%(c)	07/09/21	250	249,343

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
RBSCF Trust,
Series 2010-RR4, Class CMLA, 144A
6.007%(c)	12/16/49	100	$109,126
Vornado DP LLC,
Series 2010-VNO, Class A2FX, 144A
4.004%	09/13/28	600	626,197
Wachovia Bank Commercial Mortgage Trust,
Series 2004-C14, Class A4
5.088%(c)	08/15/41	73	73,705
Series 2007-C32, Class A2
5.932%(c)	06/15/49	289	295,728

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(cost $8,757,217)			8,993,516

CONVERTIBLE BONDS — 0.3%
Aerospace & Defense
L-3 Communications Holdings, Inc.,
Gtd. Notes
3.000%	08/01/35	525	632,297

Airlines
JetBlue Airways Corp.,
Sr. Unsec’d. Notes
6.750%	10/15/39	700	1,256,937
Lufthansa Malta Blues LP (Germany),
Gtd. Notes, 144A
0.750%	04/05/17	EUR 350	644,965

			1,901,902

Automobile Manufacturers
Tesla Motors, Inc.,
Sr. Unsec’d. Notes
1.500%	06/01/18	450	622,687

Automobiles — 0.1%
Volkswagen International Finance NV (Germany),
Gtd. Notes, 144A
5.500%	11/09/15	EUR 1,500	2,552,621

Building Materials
Cemex SAB de CV (Mexico),
Sub. Notes
3.250%	03/15/16	1,675	2,206,813

Commercial Services & Supplies
Albany Molecular Research, Inc.,
Sr. Unsec’d. Notes, 144A
2.250%	11/15/18	125	115,625

Construction & Engineering
Layne Christensen Co.,
Sr. Unsec’d. Notes, 144A
4.250%	11/15/18	150	149,719

Consumer Finance
Encore Capital Group, Inc.,
Gtd. Notes, 144A
3.000%	07/01/20	175	219,953

Diversified Financial Services
Gain Capital Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
4.125%	12/01/18	100	93,063

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CONVERTIBLE BONDS (continued)
Diversified Financial Services (continued)
Penson Worldwide, Inc.,
Sr. Unsec’d. Notes, 144A(d)
8.000%	06/01/14		1,140	$89,063
ZAIS Financial Corp.,
Sr. Unsec’d. Notes, 144A
8.000%	11/15/16		300	301,092

				483,218

Diversified Telecommunication Services
Powerwave Technologies, Inc.,
Sub. Notes(d)
3.875%	10/01/27		450	2,250

Entertainment & Leisure
SouthPeak Interactive Corp.,
Notes(d)
24.000%	12/31/13	(g)	500	47,902

Health Care Providers & Services
Healthways, Inc.,
Sr. Unsec’d. Notes, 144A
1.500%	07/01/18		275	272,594

Healthcare Equipment & Supplies
China Medical Technologies, Inc. (China),
Sr. Unsec’d. Notes, 144A(d)
6.250%	12/15/16		450	2,250

Household Durables
M/I Homes, Inc.,
Gtd. Notes
3.000%	03/01/18		225	249,187

Insurance
American Equity Investment Life Holding Co.,
Sr. Unsec’d. Notes, 144A
5.250%	12/06/29		550	1,528,313

Meadowbrook Insurance Group, Inc.,
Sr. Unsec’d. Notes, 144A
5.000%	03/15/20		325	334,344

				1,862,657

Internet Software & Services — 0.1%
Blucora, Inc.,
Sr. Unsec’d. Notes, 144A
4.250%	04/01/19		200	295,375
Web.com Group, Inc.,
Sr. Unsec’d. Notes
1.000%	08/15/18		1,200	1,347,000
WebMD Health Corp.,
Unsec’d. Notes, 144A
1.500%	12/01/20		475	465,797
Yahoo!, Inc.,
Sr. Unsec’d. Notes, 144A
— %(s)	12/01/18		1,200	1,239,750

				3,347,922

Leisure Equipment & Products — 0.1%
JAKKS Pacific, Inc.,
Sr. Unsec’d. Notes, 144A
4.250%	08/01/18		700	671,563

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CONVERTIBLE BONDS (continued)
Leisure Equipment & Products (continued)
TUI AG (Germany),
Sr. Unsec’d. Notes
5.500%	11/17/14	EUR 958	$1,587,271

			2,258,834

Metals & Mining
Alpha Natural Resources, Inc.,
Gtd. Notes
4.875%	12/15/20	200	215,750
Jaguar Mining, Inc.,
Sr. Unsec’d. Notes
5.500%	03/31/16	500	40,000
Silver Standard Resources, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
2.875%	02/01/33	50	39,063

			294,813

Oil, Gas & Consumable Fuels
Alpha Natural Resources, Inc.,
Gtd. Notes
3.750%	12/15/17	100	103,687
Petrominerales Ltd. (Canada),
Gtd. Notes
3.250%	06/12/17	400	396,000
Sr. Unsec’d. Notes
2.625%	08/25/16	300	297,000
Polarcus Ltd. (United Arab Emirates),
Sr. Sec’d. Notes
2.875%	04/27/16	100	96,170

			892,857

Pharmaceuticals
Orexigen Therapeutics, Inc.,
Sr. Unsec’d. Notes, 144A
2.750%	12/01/20	100	97,687
Spectrum Pharmaceuticals, Inc.,
Sr. Unsec’d. Notes, 144A
2.750%	12/15/18	125	129,219

			226,906

Real Estate Investment Trusts (REITs)
American Realty Capital Properties, Inc.,
Sr. Unsec’d. Notes
3.000%	08/01/18	750	749,531
NorthStar Realty Finance LP,
Gtd. Notes, 144A
5.375%	06/15/33	100	137,250
Resource Capital Corp.,
Sr. Unsec’d. Notes
6.000%	12/01/18	125	124,766

			1,011,547

Semiconductors & Semiconductor Equipment
NVIDIA Corp.,
Sr. Unsec’d. Notes, 144A
1.000%	12/01/18	325	332,719
Rambus, Inc.,
Sr. Unsec’d. Notes, 144A
1.125%	08/15/18	575	602,672

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CONVERTIBLE BONDS (continued)
Semiconductors & Semiconductor Equipment (continued)
SunEdison, Inc.,
Sr. Unsec’d. Notes, 144A
2.000%	10/01/18		275	$307,483
2.750%	01/01/21		125	138,881

				1,381,755

Telecommunications
Axtel SAB de CV (Mexico),
Sr. Sec’d. Notes, 144A
7.000%	01/31/20		MXN 2,311	247,843
Finisar Corp.,
Sr. Unsec’d. Notes, 144A
0.500%	12/15/33		225	232,734

				480,577

Thrifts & Mortgage Finance
China Linen (China),
Notes(d)
7.500%	11/02/13	(g)	200	—
MGIC Investment Corp.,
Sr. Unsec’d. Notes
2.000%	04/01/20		1,025	1,414,500
Radian Group, Inc.,
Sr. Unsec’d. Notes
2.250%	03/01/19		100	146,625

				1,561,125

Transportation Infrastructure
Aegean Marine Petroleum Network, Inc. (Greece),
Sr. Unsec’d. Notes
4.000%	11/01/18		100	105,000

TOTAL CONVERTIBLE BONDS
(cost $22,331,749)				22,883,011

CORPORATE BONDS — 2.9%
Airlines
American Airlines, Inc.,
Sr. Sec’d. Notes, 144A(d)
7.500%	03/15/16		1,125	1,167,187
Continental Airlines UAL,
Notes
6.860%	04/22/14		30	30,323

				1,197,510

Auto Components
American Axle & Manufacturing, Inc.,
Gtd. Notes
6.250%	03/15/21		150	159,375
Exide Technologies,
Sr. Sec’d. Notes(d)
8.625%	02/01/18		1,150	822,250
IDQ Holdings, Inc.,
Sr. Sec’d. Notes, 144A
11.500%	04/01/17		450	468,000

				1,449,625

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Automobile Manufacturers
Fiat Finance & Trade SA (Italy),
Gtd. Notes, MTN
6.125%	07/08/14		EUR 400	$561,323
7.625%	09/15/14		EUR 100	142,841
Jaguar Land Rover Automotive PLC (United Kingdom),
Gtd. Notes, 144A
4.125%	12/15/18		100	100,625

				804,789

Beverages
Coca-Cola Icecek A/S (Turkey),
Sr. Unsec’d. Notes, 144A
4.750%	10/01/18	(a)	450	457,929

Broadcasting
Clear Channel Communications, Inc.,
Sr. Unsec’d. Notes
4.900%	05/15/15		450	432,000

Building Materials — 0.1%
Cemex Finance LLC (Mexico),
Sr. Sec’d. Notes, 144A
9.375%	10/12/22	(a)	1,390	1,567,225
Cemex SAB de CV (Mexico),
Sr. Sec’d. Notes, RegS
9.000%	01/11/18	(a)	3,099	3,401,153
Rearden G Holdings EINS GmbH (Brazil),
Gtd. Notes, 144A
7.875%	03/30/20		440	455,400
Gtd. Notes, RegS
7.875%	03/30/20	(a)	109	114,995

				5,538,773

Chemicals — 0.1%
Alpek SA de CV (Mexico),
Sr. Unsec’d. Notes, 144A
4.500%	11/20/22		1,122	1,065,900
Braskem Finance Ltd. (Brazil),
Gtd. Notes, RegS
7.000%	05/07/20		1,466	1,563,489
Mexichem SAB de CV (Mexico),
Sr. Unsec’d. Notes, 144A
4.875%	09/19/22		754	738,920
Sr. Unsec’d. Notes, RegS
4.875%	09/19/22		266	260,680

				3,628,989

Commercial Banks — 0.4%
Achmea Hypotheekbank NV (Netherlands),
Gov’t. Liquid Gtd. Notes, 144A
3.200%	11/03/14		244	249,714
Gov’t. Liquid Gtd. Notes, RegS
3.200%	11/03/14		113	115,646
Australia & New Zealand Banking Group Ltd. (Australia),
Covered Bonds, 144A
1.000%	10/06/15		2,900	2,918,809
Banco del Estado de Chile (Chile),
Sr. Unsec’d. Notes, 144A
3.875%	02/08/22		495	483,182

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Commercial Banks (continued)
Banco Santander Brasil SA (Brazil),
Sr. Unsec’d. Notes, 144A
4.625%	02/13/17		300	$312,000
Sr. Unsec’d. Notes, RegS
4.625%	02/13/17		200	208,000
Banco Santander Brazil SA (Brazil),
Sr. Unsec’d. Notes, 144A
2.343%(c)	03/18/14	(g)	800	800,058
Creditcorp,
Sr. Sec’d. Notes, 144A
12.000%	07/15/18		675	668,250
Depfa ACS Bank (Ireland),
Covered Bonds, RegS
4.375%	01/15/15		EUR 1,100	1,560,811
Eksportfinans ASA (Norway),
Sr. Unsec’d. Notes
2.375%	05/25/16		1,100	1,082,125
3.000%	11/17/14		600	602,400
Sr. Unsec’d. Notes, MTN
2.875%	11/16/16		CHF 200	223,642
Emigrant Bancorp, Inc.,
Sr. Notes, 144A
6.250%	06/15/14		375	380,035
Eurofima (Supranational Bank),
Sr. Unsec’d. Notes, MTN
5.625%	10/24/16		AUD 300	283,245
6.250%	12/28/18		AUD 800	777,271
European Bank for Reconstruction & Development (Supranational Bank),
Sr. Unsec’d. Notes, MTN
0.500%	12/21/23		AUD 800	430,662
HSH Nordbank Finance Guernsey Ltd. (Germany),
Bank Gtd. Notes, MTN
0.743%(c)	12/21/15		EUR 1,100	1,520,464
Intesa Sanpaolo SpA (Italy),
Bank Gtd. Notes
3.125%	01/15/16		200	203,812
Sr. Unsec’d. Notes, 144A
2.638%(c)	02/24/14		1,100	1,103,215
Kreditanstalt Fuer Wiederaufbau (Germany),
Gov’t. Gtd. Notes, MTN
6.000%	08/20/20		AUD 2,400	2,314,668
6.250%	05/19/21		AUD 900	877,325
Landwirtschaftliche Rentenbank (Germany),
Gov’t. Gtd. Notes, MTN
5.500%	03/09/20		AUD 1,000	942,006
Nykredit Realkredit A/S (Denmark),
Covered Bonds
2.000%	04/01/14		DKK 55,700	10,308,118
Realkredit Danmark A/S (Denmark),
Covered Bonds
2.000%	01/01/15		DKK 3,300	619,014
Russian Agricultural Bank OJSC Via RSHB Capital SA (Russia),
Sr. Unsec’d. Notes, RegS
6.299%	05/15/17		723	770,899
Skandinaviska Enskilda Banken AB (Sweden),
Covered Bonds
3.000%	06/20/18		SEK 2,000	317,578

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Commercial Banks (continued)
Stadshypotek AB (Sweden),
Covered Bonds
3.000%	03/21/18	SEK	2,000	$320,221
Sec’d. Notes
4.250%	10/10/17	AUD	900	803,185
Sveriges Sakerstallda Obligationer AB (Sweden),
Covered Bonds
4.000%	03/21/18	SEK	2,000	333,400
Swedbank Hypotek AB (Sweden),
Covered Bonds
3.750%	12/20/17	SEK	2,200	363,198
Washington Mutual Bank,
Sr. Unsec’d. Notes(d)
1.000%(s)	12/31/14		2,250	627,187
Westpac Banking Corp. (Australia),
Covered Bonds, 144A
1.850%	11/26/19(g)		1,000	982,100
Gov’t. Liquid Gtd. Notes, 144A
3.585%	08/14/14		400	407,937

				33,910,177

Commercial Services & Supplies
Education Management LLC/Education Management Finance Corp.,
Gtd. Notes
15.000%	07/01/18		750	813,207
Harland Clarke Holdings Corp.,
Gtd. Notes
9.500%	05/15/15		149	149,745
Mersin Uluslararasi Liman Isletmeciligi A/S (Turkey),
Sr. Unsec’d. Notes, 144A
5.875%	08/12/20		550	539,000

				1,501,952

Construction & Engineering — 0.1%
Andrade Gutierrez International SA (Brazil),
Gtd. Notes, 144A
4.000%	04/30/18		1,410	1,332,450
OAS Investments GmbH (Brazil),
Gtd. Notes, 144A
8.250%	10/19/19		750	733,125
Odebrecht Finance Ltd. (Brazil),
Gtd. Notes, 144A
4.375%	04/25/25(a)		1,330	1,160,425
5.125%	06/26/22		1,860	1,820,475
Offshore Drilling Holding SA (Mexico),
Sr. Sec’d. Notes, 144A
8.375%	09/20/20		750	798,750

				5,845,225

Consumer Finance
Ally Financial, Inc.,
Gtd. Notes
3.645%(c)	06/20/14		1,100	1,113,607

Diversified Financial Services — 0.3%
African Development Bank (Supranational Bank),
Sr. Unsec’d. Notes
5.250%	03/23/22	AUD	1,100	1,009,204

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
BPA Laboratories, Inc.,
Sr. Sec’d. Notes, 144A
12.250%	04/01/17(g)		625	$632,813
Citigroup, Inc.,
Notes, MTN
5.500%	10/15/14		94	97,492
Credit Agricole Home Loan SFH (France),
Covered Bonds, 144A
0.992%(c)	07/21/14		1,400	1,404,224
European Investment Bank (Supranational Bank),
Sr. Unsec’d. Notes, MTN
6.125%	01/23/17	AUD	500	481,431
6.250%	04/15/15	AUD	500	465,634
6.250%	06/08/21	AUD	700	675,131
General Electric Capital Australia Funding Pty Ltd.,
Gtd. Notes, MTN
4.500%	01/30/18	AUD	1,900	1,705,143
German Postal Pensions Securitisation PLC (Germany),
Gov’t. Gtd. Notes
3.375%	01/18/16	EUR	6,200	9,010,044
Global Investments Group Finance Ltd. (Israel),
Gtd. Notes
11.000%	09/24/17		200	189,000
Highclere Holdings Ltd. (Cayman Islands),
Sr. Sec’d. Notes
0.515%(s)	02/26/15		203	189,123
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
7.750%	01/15/16		1,300	1,326,000
8.000%	01/15/18		275	286,000
International Lease Finance Corp.,
Sr. Sec’d. Notes, 144A
6.500%	09/01/14		300	310,125
Jasper Explorer Ltd. (Cyprus),
Sr. Sec’d. Notes
13.500%	05/27/16		700	651,000
Kistefos A/S (Norway),
Sr. Unsec’d. Notes
11.190%(c)	07/03/15	NOK	7,500	1,298,369
Lehman Brothers Holdings, Inc.,
Sr. Unsec’d. Notes, MTN(d)
5.625%	01/24/13		2,700	570,375
Merrill Lynch & Co., Inc.,
Sr. Unsec’d. Notes, MTN
0.674%(c)	07/22/14	EUR	500	688,403
National Money Mart Co.,
Gtd. Notes
10.375%	12/15/16		1,025	1,040,375
Vesey Street Investment Trust I,
Gtd. Notes
4.404%	09/01/16		100	107,371

				22,137,257

Electric Utilities — 0.1%
AES Gener SA (Chile),
Sr. Unsec’d. Notes, 144A
5.250%	08/15/21		556	562,725

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Electric Utilities (continued)
Centrais Eletricas Brasileiras SA (Brazil),
Sr. Unsec’d. Notes, RegS
5.750%	10/27/21		1,448	$1,406,370
Colbun SA (Chile),
Sr. Unsec’d. Notes, RegS
6.000%	01/21/20		856	918,371
Comision Federal de Electricidad (Mexico),
Sr. Unsec’d. Notes, 144A
4.875%	01/15/24		580	575,650
Empresas Publicas de Medellin ESP (Colombia),
Sr. Unsec’d. Notes, RegS
7.625%	07/29/19		400	472,000
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.,
Sr. Sec’d. Notes, 144A
10.000%	12/01/20		1,025	1,086,500
Perusahaan Listrik Negara PT (Indonesia),
Sr. Unsec’d. Notes, 144A
5.500%	11/22/21		940	904,750

				5,926,366

Electrical Equipment
FuelCell Energy, Inc.,
Sr. Unsec’d. Notes
8.000%	06/15/18		250	261,250

Entertainment & Leisure
Pegasus Solutions, Inc.,
Sr. Sec’d. Notes, PIK, 144A
13.000%	04/15/14		506	470,300

Environmental Control
Darling Escrow Corp.,
Sr. Unsec’d. Notes, 144A
5.375%	01/15/22		100	100,750

Financial – Bank & Trust — 0.3%
Abbey National Treasury Services PLC (United Kingdom),
Covered Bonds, MTN
3.125%	06/30/15	EUR	3,100	4,321,406
BNP Paribas Home Loan SFH (France),
Covered Bonds, 144A
2.200%	11/02/15		2,500	2,563,000
Cie de Financement Foncier SA (France),
Covered Bonds, 144A
2.500%	09/16/15		900	925,748
Dexia Credit Local SA (France),
Gov’t. Liquid Gtd. Notes, 144A
0.618%(c)	11/07/16(g)		2,000	1,998,862
0.717%(c)	04/29/14		1,400	1,401,974
2.750%	01/10/14		4,700	4,702,115
2.750%	04/29/14		2,800	2,821,084
DnB Boligkreditt A/S (Norway),
Covered Bonds, 144A
2.100%	10/14/16(g)		1,500	1,538,250
ING Bank NV (Netherlands),
Covered Bonds, 144A
2.500%	01/14/16		1,100	1,134,870
Lloyds TSB Bank PLC (United Kingdom),
Jr. Sub. Notes, 144A
12.000%(c)	12/29/49		200	269,241

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Financial – Bank & Trust (continued)
Royal Bank of Scotland PLC (The) (United Kingdom),
Sub. Notes
3.485%(c)	10/27/14	AUD	1,000	$885,307
Suncorp-Metway Ltd. (Australia),
Gov’t. Liquid Gtd. Notes, MTN
4.000%	01/16/14	GBP	700	1,158,058
WM Covered Bond Program,
Covered Bonds, MTN
4.375%	09/16/14	EUR	1,800	2,510,511

				26,230,426

Food Products
Alicorp SA (Peru),
Sr. Unsec’d. Notes, 144A
3.875%	03/20/23		630	567,000
Marfrig Holding Europe BV (Brazil),
Gtd. Notes, 144A
11.250%	09/20/21		570	544,350
Gtd. Notes, RegS
8.375%	05/09/18		880	818,400
US Foods, Inc.,
Gtd. Notes
8.500%	06/30/19		185	202,575
Virgolino de Oliveira Finance Ltd. (Brazil),
Gtd. Notes, RegS
10.500%	01/28/18		200	136,000

				2,268,325

Healthcare Products
Rotech Healthcare, Inc.,
Sec’d. Notes(d)
10.500%	03/15/18		200	54,824

Holding Companies–Diversified
CFG Holdings Ltd./CFG Finance LLC (Cayman Islands),
Sr. Sec’d. Notes, 144A
11.500%	11/15/19		703	745,180
Opal Acquisition, Inc.,
Sr. Unsec’d. Notes, 144A
8.875%	12/15/21		900	895,500
Roust Trading Ltd. (Bermuda),
Sr. Sec’d. Notes, PIK
10.000%	05/31/16		79	68,354

				1,709,034

Hotels, Restaurants & Leisure
MGM Resorts International,
Gtd. Notes
5.250%	03/31/20		525	521,063

Insurance
ING Capital Funding Trust III (Netherlands),
Bank Gtd. Notes
3.847%(c)	12/29/49		475	473,219
MBIA Insurance Corp.,
Sub. Notes, 144A
11.504%(c)	01/15/33		325	245,375

				718,594

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Machinery
Tempel Steel Co.,
Sr. Sec’d. Notes, 144A
12.000%	08/15/16	700	$675,500

Media
Baker & Taylor Acquisitions Corp.,
Sec’d. Notes, 144A
15.000%	04/01/17	350	297,500
Grupo Televisa SAB (Mexico),
Sr. Unsec’d. Notes
6.625%	01/15/40	776	824,064
Myriad International Holdings BV (South Africa),
Gtd. Notes, 144A
6.000%	07/18/20	640	684,800

			1,806,364

Metals & Mining — 0.4%
American Piping Products, Inc.,
Sec’d. Notes, 144A
12.875%	11/15/17	200	195,000
AngloGold Ashanti Holdings PLC (South Africa),
Gtd. Notes
8.500%	07/30/20(a)	760	784,776
ArcelorMittal (Luxembourg),
Sr. Unsec’d. Notes
4.250%	02/25/15	100	102,750
4.250%	08/05/15	200	207,000
9.500%	02/15/15	100	108,625
Arch Coal, Inc.,
Sec’d. Notes, 144A
8.000%	01/15/19	225	224,437
Corp. Nacional del Cobre de Chile (Chile),
Sr. Unsec’d. Notes, 144A
3.000%	07/17/22	2,709	2,436,789
Sr. Unsec’d. Notes, RegS
3.000%	07/17/22	736	662,044
CSN Resources SA (Brazil),
Gtd. Notes, RegS
6.500%	07/21/20(a)	1,551	1,568,449
Edgen Murray Corp.,
Sr. Sec’d. Notes, 144A
8.750%	11/01/20	525	601,125
Evraz Group SA (Russia),
Sr. Unsec’d. Notes, 144A
6.500%	04/22/20	1,570	1,462,063
Sr. Unsec’d. Notes, RegS
6.750%	04/27/18	2,790	2,777,445
Gerdau Trade, Inc. (Brazil),
Gtd. Notes, 144A
4.750%	04/15/23(a)	890	818,800
Northland Resources AB (Sweden),
Sec’d. Notes
4.000%	10/15/20	100	8,958
Samarco Mineracao SA (Brazil),
Sr. Unsec’d. Notes, 144A
4.125%	11/01/22	1,352	1,216,800
Severstal OAO Via Steel Capital SA (Russia),
Sr. Unsec’d. Notes, 144A
4.450%	03/19/18(a)	600	593,250

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Metals & Mining (continued)
Southern Copper Corp.,
Sr. Unsec’d. Notes
5.250%	11/08/42	1,732	$1,404,612
6.750%	04/16/40	2,542	2,461,324
7.500%	07/27/35	100	104,207
TMK OAO Via TMK Capital SA (Russia),
Sr. Unsec’d. Notes, 144A
6.750%	04/03/20	700	673,750
Vale Overseas Ltd. (Brazil),
Gtd. Notes
4.375%	01/11/22(a)	4,630	4,498,475
6.875%	11/21/36(a)	3,484	3,598,111
Vedanta Resources PLC (India),
Sr. Unsec’d. Notes, 144A
6.000%	01/31/19	740	715,950
9.500%	07/18/18	970	1,076,700
Sr. Unsec’d. Notes, RegS
6.750%	06/07/16(a)	1,184	1,226,920
9.500%	07/18/18	899	997,890

			30,526,250

Multiline Retail
JCPenney Corp., Inc.,
Gtd. Notes, MTN
6.875%	10/15/15	350	320,250

Oil, Gas & Consumable Fuels — 0.7%
Alliance Oil Co. Ltd. (Russia),
Gtd. Notes, 144A
7.000%	05/04/20	840	806,400
ATP Oil & Gas Corp.,
Sec’d. Notes(d)
11.875%	05/01/15	425	2,125
Black Elk Energy Offshore Operations LLC/Black Elk Finance Corp.,
Sec’d. Notes
13.750%	12/01/15	600	501,000
Dolphin Energy Ltd. (United Arab Emirates),
Sr. Sec’d. Notes, RegS
5.500%	12/15/21	1,761	1,923,893
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
5.875%	09/18/23	1,111	1,172,105
EDC Finance Ltd. (Russia),
Gtd. Notes, 144A
4.875%	04/17/20(a)	1,810	1,757,963
EOAL Cyprus Holdings Ltd. (Norway),
Sr. Sec’d. Notes(d)
15.000%	07/15/14	513	5
20.000%	06/22/14	30	304
20.000%	06/22/14	30	298
20.000%	06/22/14	20	293
Forest Oil Corp.,
Gtd. Notes
7.250%	06/15/19	184	179,170
Gas Natural de Lima y Callao SA (Peru),
Sr. Unsec’d. Notes, 144A
4.375%	04/01/23	650	601,250
GeoPark Latin America Ltd. Agencia en Chile (Chile),
Sr. Sec’d. Notes, 144A
7.500%	02/11/20	890	903,350

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Global Rig Co. ASA (Norway),
Sr. Sec’d. Notes
13.000%	06/09/15	367	$387,751
Golden Close Maritime Corp. Ltd. (Bermuda),
Sr. Sec’d. Notes, MTN
11.000%	12/09/15	257	269,462
Green Field Energy Services, Inc.,
Sec’d. Notes, 144A(d)
13.000%	11/15/16	200	34,000
13.000%	11/15/16	5	850
Harvest Natural Resources, Inc.,
Sr. Unsec’d. Notes
11.000%	10/11/14	675	671,625
KazMunaiGaz Finance Sub BV (Kazakhstan),
Sr. Unsec’d. Notes, RegS
7.000%	05/05/20	3,166	3,553,835
Lukoil International Finance BV (Russia),
Gtd. Notes, RegS
6.656%	06/07/22	1,919	2,098,906
Novatek OAO via Novatek Finance Ltd. (Russia),
Sr. Unsec’d. Notes, 144A
6.604%	02/03/21	927	1,017,383
Oil States International, Inc.,
Gtd. Notes
5.125%	01/15/23	1,950	2,198,625
Pacific Rubiales Energy Corp. (Colombia),
Gtd. Notes, 144A
5.125%	03/28/23(a)	1,860	1,706,550
5.375%	01/26/19	1,370	1,380,275
Sr. Unsec’d. Notes, RegS
7.250%	12/12/21	976	1,034,560
Panoro Energy ASA (Norway),
Sr. Sec’d. Notes, 144A
12.000%	11/15/18	240	253,200
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes, 144A
4.300%	05/20/23	900	783,000
Sr. Unsec’d. Notes, RegS
6.000%	05/03/42	1,862	1,538,477
Petrobras International Finance Co. (Brazil),
Gtd. Notes
5.375%	01/27/21(a)	1,804	1,790,268
6.750%	01/27/41	1,471	1,368,667
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.875%	01/24/22	7,136	7,332,240
5.500%	06/27/44	1,947	1,776,637
6.500%	06/02/41(a)	4,089	4,273,005
Petroleum Co. of Trinidad & Tobago Ltd. (Trinidad & Tobago),
Sr. Unsec’d. Notes, 144A
9.750%	08/14/19	970	1,214,925
Petronas Capital Ltd. (Malaysia),
Gtd. Notes, RegS
5.250%	08/12/19	3,091	3,387,890
Plains Exploration & Production Co.,
Gtd. Notes
6.875%	02/15/23	775	864,125

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Ras Laffan Liquefied Natural Gas Co Ltd. III (Qatar),
Sr. Sec’d. Notes, RegS
6.750%	09/30/19	1,184	$1,391,460
Reliance Holdings USA, Inc. (India),
Gtd. Notes, RegS
5.400%	02/14/22	1,324	1,339,017
Rosneft Finance SA (Russia),
Gtd. Notes, RegS
7.875%	03/13/18	2,985	3,447,675
Sidewinder Drilling, Inc.,
Sr. Unsec’d. Notes, 144A
9.750%	11/15/19	425	374,000
TNK-BP Finance SA (Russia),
Gtd. Notes, RegS
6.625%	03/20/17	100	110,500
Transportadora de Gas del Peru SA (Peru),
Sr. Unsec’d. Notes
4.250%	04/30/28	320	280,000
Sr. Unsec’d. Notes, 144A
4.250%	04/30/28	1,120	980,000

			54,707,064

Paper & Forest Products
Celulosa Arauco y Constitucion SA (Chile),
Sr. Unsec’d. Notes
4.750%	01/11/22	596	580,648
Inversiones CMPC SA (Chile),
Gtd. Notes, 144A
4.500%	04/25/22(a)	1,074	1,019,834
Gtd. Notes, RegS
4.500%	04/25/22	174	165,224
Unsec’d. Notes, 144A
4.375%	05/15/23(a)	680	633,716

			2,399,422

Pharmaceuticals
Hypermarcas SA (Brazil),
Sr. Unsec’d. Notes, 144A
6.500%	04/20/21	583	612,150
Sr. Unsec’d. Notes, RegS
6.500%	04/20/21	204	214,200
K-V Pharmaceutical Co., Escrow Shares,
Notes*
— %	N/A	700	—

			826,350

Pipelines
Copano Energy LLC/Copano Energy Finance Corp.,
Gtd. Notes
7.125%	04/01/21	78	89,884
Transportadora de Gas Internacional SA ESP (Colombia),
Sr. Unsec’d. Notes, 144A
5.700%	03/20/22	1,114	1,179,447

			1,269,331

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Real Estate
Agile Property Holdings Ltd. (China),
Gtd. Notes, RegS
8.875%	04/28/17	110	$115,775

Retail & Merchandising — 0.1%
Arcos Dorados Holdings, Inc. (Argentina),
Gtd. Notes, 144A
6.625%	09/27/23	620	629,610
Landry’s, Inc.,
Sr. Notes, 144A
9.375%	05/01/20	805	877,450
Michaels Stores, Inc.,
Gtd. Notes, 144A
5.875%	12/15/20	100	100,500
rue21, Inc.,
Sr. Unsec’d. Notes, 144A
9.000%	10/15/21	1,700	1,232,500

			2,840,060

Semiconductors & Semiconductor Equipment
SunEdison, Inc.,
Gtd. Notes
7.750%	04/01/19	550	589,875

Telecommunications — 0.2%
Alcatel-Lucent USA, Inc. (France),
Gtd. Notes, 144A
4.625%	07/01/17	100	100,125
America Movil SAB de CV (Mexico),
Sr. Unsec’d. Notes
3.125%	07/16/22	1,395	1,287,791
Axtel SAB de CV (Mexico),
Sr. Sec’d. Notes, 144A
7.000%	01/31/20	2,027	1,880,043
Cricket Communications, Inc.,
Gtd. Notes
7.750%	10/15/20	800	912,000
ENTEL Chile SA (Chile),
Sr. Unsec’d. Notes, 144A
4.875%	10/30/24	390	380,975
Indosat Palapa Co. BV (Indonesia),
Gtd. Notes, 144A
7.375%	07/29/20	823	892,955
Gtd. Notes, RegS
7.375%	07/29/20	109	118,265
Interactive Network, Inc./FriendFinder Networks, Inc.,
Sec’d. Notes, PIK, 144A(d)
11.500%	04/30/14	304	42,528
Sr. Sec’d. Notes(d)
14.000%	09/30/14	80	87,132
Oi SA (Brazil),
Sr. Unsec’d. Notes, 144A
5.750%	02/10/22	383	352,360
Sr. Unsec’d. Notes, RegS
5.750%	02/10/22	436	401,120
Qtel International Finance Ltd. (Qatar),
Gtd. Notes, 144A
4.750%	02/16/21	556	583,800

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Telecommunications (continued)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (Russia),
Sr. Unsec’d. Notes, 144A
6.493%	02/02/16	1,607	$1,715,473
VimpelCom Holdings BV (Russia),
Gtd. Notes, RegS
7.504%	03/01/22	2,480	2,590,657
Virgin Media Finance PLC (United Kingdom),
Gtd. Notes
4.875%	02/15/22	1,250	1,087,500
WCP Wireless Site Funding LLC/WCP Wireless Site Re Funding LLC,
Sr. Sec’d. Notes, 144A
6.829%	11/15/40	375	396,259

			12,828,983

Textiles, Apparel & Luxury Goods
Empire Today LLC/Empire Today Finance Corp.,
Sr. Sec’d. Notes, 144A
11.375%	02/01/17	375	373,125

Tobacco
North Atlantic Trading Co.,
Sec’d. Notes, 144A
11.500%	07/15/16	1,150	1,247,750
Sec’d. Notes, PIK, 144A
19.000%	01/15/17(g)	270	308,256

			1,556,006

Transportation — 0.1%
Atlantic Offshore A/S (Norway),
Sr. Sec’d. Notes
11.650%(c)	06/27/15	NOK 1,500	262,765
Aviation Capital Group Corp.,
Sr. Unsec’d. Notes, 144A
7.125%	10/15/20	900	1,008,229
Bluewater Holding BV (Netherlands),
Gtd. Notes
3.244%(c)	07/17/14	300	303,300
BOA Deep C A/S (Norway),
Sr. Sec’d. Notes
7.180%(c)	04/27/16	NOK 2,109	359,080
Kenan Advantage Group, Inc. (The),
Sr. Unsec’d. Notes, 144A
8.375%	12/15/18	100	105,250
Songa Offshore SE (Norway),
Sr. Unsec’d. Notes
9.460%(c)	06/11/15	NOK 2,500	381,267
12.100%(c)	11/17/16	NOK 1,500	247,308
Western Express, Inc.,
Sr. Sec’d. Notes, 144A
12.500%	04/15/15	225	141,750

			2,808,949

Utilities
State Grid Overseas Investment 2013 Ltd. (China),
Gtd. Notes, 144A
3.125%	05/22/23	600	548,807
Tokyo Electric Power Co., Inc. (Japan),
General Ref. Mortgage
4.500%	03/24/14	EUR 700	967,683

			1,516,490

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)
Wireless Telecommunication Services
Sprint Corp.,
Gtd. Notes, 144A
7.125%	06/15/24		375	$380,625

TOTAL CORPORATE BONDS
(cost $242,720,684)				231,819,184

FOREIGN GOVERNMENT BONDS — 4.3%
Argentina Boden Bonds (Argentina),
Bonds
7.000%	10/03/15(a)		2,574	2,561,130
Australia Government (Australia),
Sr. Unsec’d. Notes
5.500%	04/21/23		AUD 500	493,209
Autonomous Community of Madrid Spain (Spain),
Sr. Unsec’d. Notes
4.200%	09/24/14		EUR 1,700	2,380,889
Banco Nacional de Desenvolvimento Economico e Social (Brazil),
Sr. Unsec’d. Notes
5.750%	09/26/23		630	622,913
Brazil Letras do Tesouro Nacional (Brazil),
Bills
10.590%(s)	01/01/17		BRL 10,900	3,253,557
Brazil Notas do Tesouro Nacional (Brazil),
Notes
10.000%	01/01/21		BRL 26,516	9,764,173
10.000%	01/01/23		BRL 810	289,403
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
4.875%	01/22/21		470	495,850
5.625%	01/07/41		960	931,200
Bundesrepublik Deutschland (Germany),
Bonds
1.500%	05/15/23		EUR 500	663,888
2.000%	08/15/23		EUR 500	691,333
2.500%	07/04/44		EUR 700	912,961
4.000%	01/04/37		EUR 3,000	4,991,874
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond (Germany),
Bonds, TIPS
0.750%	04/15/18		EUR 1,500	2,273,941
Chile Government International Bond (Chile),
Sr. Unsec’d. Notes
3.250%	09/14/21		437	427,167
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.000%	02/26/24		940	906,160
4.375%	07/12/21		5,388	5,549,640
6.125%	01/18/41		3,273	3,502,110
Croatia Government International (Croatia),
Sr. Unsec’d. Notes
6.625%	07/14/20		770	824,863
Sr. Unsec’d. Notes, 144A
5.500%	04/04/23(a)		1,450	1,410,125
Sr. Unsec’d. Notes, RegS
5.500%	04/04/23		1,490	1,449,025
Deutsche Bundesrepublik Inflationary Linked Bonds (Germany),
Bonds, TIPS
0.100%	04/15/23	EUR	300	415,802

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
FOREIGN GOVERNMENT BONDS (Continued)
European Financial Stability Facility (Supranational Bank),
Gov’t. Gtd. Notes, MTN
1.250%	07/31/18	EUR 5,900	$8,140,701
FMS Wertmanagement AoeR (Germany),
Gov’t. Gtd. Notes, MTN
0.755%(c)	06/16/14	GBP 900	1,491,853
France Government Bond OAT (France),
Bonds
1.000%	05/25/18	EUR 20,500	28,133,874
1.000%	11/25/18	EUR 3,000	4,083,079
3.250%	05/25/45	EUR 1,100	1,454,412
4.000%	10/25/38	EUR 1,500	2,296,121
4.500%	04/25/41	EUR 4,400	7,272,923
Gabonese Republic (Gabon),
Bonds
6.375%	12/12/24	920	922,300
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
5.750%	11/22/23	2,836	2,850,180
Instituto de Credito Oficial (Spain),
Gov’t. Gtd. Notes, RegS
2.044%(c)	03/25/14	EUR 2,200	3,022,617
Gov’t. Gtd. Notes, MTN
6.125%	02/27/14	AUD 100	89,118
Italy Buoni Poliennali Del Tesoro (Italy),
Bonds
3.500%	11/01/17	EUR 1,300	1,866,340
3.500%	06/01/18	EUR 2,500	3,578,508
4.750%	05/01/17	EUR 1,100	1,640,996
4.750%	06/01/17	EUR 8,200	12,231,751
5.250%	08/01/17	EUR 2,200	3,339,279
Bonds, TIPS
1.700%	09/15/18	EUR 500	695,813
2.100%	09/15/16	EUR 700	1,060,722
2.100%	09/15/17	EUR 800	1,311,350
3.100%	09/15/26	EUR 100	148,279
Junta de Castilla y Leon (Spain),
Sr. Unsec’d. Notes
6.505%	03/01/19	EUR 1,200	1,886,158
Kommunalbanken A/S (Norway),
Sr. Unsec’d. Notes, MTN
6.500%	04/12/21	AUD 500	491,201
Lithuania Government International (Lithuania),
Sr. Unsec’d. Notes
6.125%	03/09/21	3,220	3,647,616
7.375%	02/11/20	260	312,390
Mexican Bonos (Mexico),
Bonds
4.750%	06/14/18	MXN 21,100	1,577,473
6.500%	06/09/22	MXN 107,480	8,321,767
8.500%	11/18/38	MXN 31,154	2,635,566
10.000%	12/05/24	MXN 5,500	537,898
Mexican Bonos de Proteccion al Ahorro (Mexico),
Bonds
3.990%(c)	01/04/18	MXN 16,400	1,275,272
4.010%(c)	01/30/20	MXN 16,100	1,246,909
Mexico Government International (Mexico),
Sr. Unsec’d. Notes
3.625%	03/15/22(a)	3,218	3,218,000

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
New South Wales Treasury Corp. (Australia),
Gov’t. Gtd. Notes
2.500%	11/20/35	AUD	100	$104,319
2.750%	11/20/25	AUD	1,100	1,228,853
3.750%	11/20/20	AUD	100	113,110
New Zealand Government (New Zealand),
Sr. Unsec’d. Notes
2.000%	09/20/25	NZD	3,500	2,693,844
5.000%	03/15/19	NZD	5,200	4,428,606
5.500%	04/15/23	NZD	2,200	1,913,590
6.000%	12/15/17	NZD	1,200	1,059,912
6.000%	05/15/21	NZD	3,800	3,406,078
New Zealand Government Bond (New Zealand),
Sr. Unsec’d. Notes
3.000%	09/20/30(g)	NZD	100	82,326
Panama Government International (Panama),
Sr. Unsec’d. Notes
4.300%	04/29/53		730	552,975
6.700%	01/26/36		312	348,660
Province of British Columbia (Canada),
Sr. Unsec’d. Notes
2.700%	12/18/22	CAD	300	269,914
Province of Ontario (Canada),
Debs.
6.200%	06/02/31	CAD	100	119,150
Sr. Unsec’d. Notes
2.450%	06/29/22		300	277,431
Unsec’d. Notes
3.150%	06/02/22	CAD	1,500	1,388,981
Province of Quebec (Canada),
Bonds
3.500%	12/01/22	CAD	900	846,275
5.000%	12/01/41	CAD	200	209,945
Debs.
6.000%	10/01/29	CAD	300	344,845
Notes
4.250%	12/01/21	CAD	600	603,011
Unsec’d. Notes
3.000%	09/01/23	CAD	700	624,178
5.000%	12/01/38	CAD	300	313,432
Republic of Indonesia (Indonesia),
Sr. Unsec’d. Notes, RegS
3.750%	04/25/22		4,360	3,929,450
5.250%	01/17/42		4,334	3,716,405
Republic of Italy (Italy),
Sr. Unsec’d. Notes, MTN
6.000%	08/04/28	GBP	1,500	2,571,869
Republic of Peru (Peru),
Sr. Unsec’d. Notes
5.625%	11/18/50(a)		3,672	3,672,000
7.125%	03/30/19(a)		6,782	8,197,743
Republic of Philippines (Philippines),
Sr. Unsec’d. Notes
5.500%	03/30/26		1,423	1,568,857
Republic of Poland (Poland),
Sr. Unsec’d. Notes
5.000%	03/23/22(a)		6,773	7,238,644
Republic of Trinidad & Tobago (Trinidad & Tobago),
Unsec’d. Notes
4.375%	01/16/24		360	369,540

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
Republic of Turkey (Turkey),
Sr. Unsec’d. Notes
6.250%	09/26/22		7,593	$7,885,331
6.750%	05/30/40		3,329	3,219,143
7.500%	07/14/17		5,207	5,813,615
Russian Federal (Russia),
Bonds
7.400%	06/14/17	RUB	129,379	4,010,273
7.500%	03/15/18	RUB	38,386	1,194,960
Russian Foreign Bond (Russia),
Sr. Unsec’d. Notes
4.875%	09/16/23(a)		1,600	1,616,000
5.625%	04/04/42(a)		3,200	3,184,000
Sr. Unsec’d. Notes, RegS
7.500%	03/31/30		11,075	12,904,998
Slovenia Government International Bond (Slovenia),
Sr. Notes
4.700%	11/01/16(g)	EUR	2,400	3,394,634
South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes
5.875%	09/16/25		520	540,800
Spain Government (Spain),
Bonds
3.300%	07/30/16	EUR	200	284,559
3.750%	10/31/18	EUR	13,100	18,846,807
4.500%	01/31/18	EUR	10,400	15,397,337
Sr. Unsec’d. Notes
3.800%	01/31/17	EUR	800	1,156,814
4.400%	10/31/23	EUR	1,200	1,680,726
5.500%	07/30/17	EUR	1,600	2,442,812
Sweden Government Bond (Sweden),
Bonds
4.250%	03/12/19	SEK	5,700	992,454
Turkey Government International Bond (Turkey),
Unsec’d. Notes
4.875%	04/16/43		1,590	1,217,145
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes, RegS
6.750%	11/14/17		796	732,320
United Kingdom Gilt (United Kingdom),
Bonds
1.750%	09/07/22	GBP	100	151,287
4.250%	06/07/32	GBP	300	545,945
4.250%	12/07/40	GBP	600	1,096,907
4.500%	12/07/42	GBP	800	1,532,198
4.750%	12/07/30	GBP	1,200	2,310,996
Unsec’d. Notes
3.250%	01/22/44	GBP	2,900	4,425,300
4.250%	03/07/36	GBP	2,600	4,724,846
4.500%	09/07/34	GBP	500	938,779
6.000%	12/07/28	GBP	600	1,293,625
United Kingdom Gilt Inflation Linked (United Kingdom),
Bonds, TIPS
1.250%	11/22/17(k)	GBP	200	475,238
United Mexican States (Mexico),
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44(a)		1,308	1,178,835
Venezuela Government International (Venezuela),
Sr. Unsec’d. Notes
9.250%	09/15/27(a)		7,129	5,514,281

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
Sr. Unsec’d. Notes, RegS
5.750%	02/26/16	1,635	$1,388,933
7.750%	10/13/19	21,708	16,172,460
Xunta de Galicia (Spain),
Sr. Unsec’d. Notes
5.763%	04/03/17	EUR 1,100	1,646,516

TOTAL FOREIGN GOVERNMENT BONDS
(cost $353,807,127)			337,696,496

MUNICIPAL BOND
California
City of Riverside CA Electric Revenue,
Revenue Bonds
(cost $600,000)
7.455%	10/01/30	600	716,220

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.5%
American General Mortgage Loan Trust,
Series 2010-1A, Class A1, 144A
5.150%(c)	03/25/58	137	138,051
American Home Mortgage Assets LLC,
Series 2006-1, Class 2A1
0.355%(c)	05/25/46	171	125,373
Banc of America Funding Corp.,
Series 2005-7, Class 4A3
5.750%	11/25/35	399	410,077
Series 2006-I, Class 4A1
2.722%(c)	10/20/46	171	135,677
Banc of America Mortgage Securities, Inc.,
Series 2005-D, Class 2A7
2.862%(c)	05/25/35	487	441,569
Bancaja 6 Fondo de Titulizacion de Activos (Spain),
Series 6, Class A2
0.468%(c)	02/20/36	EUR 153	194,003
BCAP LLC Trust,
Series 2011-RR5, Class 5A1, 144A
5.250%	08/26/37	402	406,654
Series 2011-RR5, Class 12A1, 144A
5.222%(c)	03/26/37	183	167,964
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-7, Class 6A
2.523%(c)	10/25/33	74	73,828
Series 2005-1, Class 2A1
2.768%(c)	03/25/35	43	42,168
Series 2005-8, Class A3, 144A
5.145%(c)	08/25/35	114	115,297
Series 2005-10, Class A2
2.660%(c)	10/25/35	83	82,705
Berica ABS Srl (Italy),
Series 2011-1, Class A1
0.593%(c)	12/30/55	EUR 534	706,838
Berica Residential MBS Srl (Italy),
Series 8, Class A
0.537%(c)	03/31/48	EUR 994	1,282,090
Citicorp Mortgage Securities, Inc.,
Series 2007-3, Class 1A1
6.000%	04/25/37	65	64,721
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-10, Class 22AA
2.845%(c)	09/25/37	209	171,225

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED
SECURITIES (continued)
Countrywide Alternative Loan Trust,
Series 2006-OA9, Class 2A1A
0.377%(c)	07/20/46	177	$105,120
Series 2007-OA4, Class A1
0.335%(c)	05/25/47	505	429,120
Series 2007-OA6, Class A1B
0.365%(c)	06/25/37	352	287,288
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2003-46, Class 7A1
2.429%(c)	01/19/34	75	71,480
Series 2004-12, Class 12A1
2.668%(c)	08/25/34	136	125,761
Crusade Global Trust (Australia),
Series 2005-1, Class A3
2.740%(c)	06/17/37	AUD 201	179,330
Darrowby PLC (United Kingdom),
Series 2012-1, Class A
2.224%(c)	02/20/44	GBP 1,019	1,718,118
Eurosail PLC (United Kingdom),
Series 2006-4X, Class A3A
0.408%(c)	12/10/44	EUR 376	487,545
Series 2006-4X, Class A3C
0.683%(c)	12/10/44	GBP 903	1,406,886
Fannie Mae REMICS,
Series 2010-123, Class FK
0.615%(c)	11/25/40	714	714,006
Series 2010-123, Class FL
0.595%(c)	11/25/40	593	594,397
Series 2011-3, Class FA
0.845%(c)	02/25/41	284	284,529
FDIC Structured Sale Guaranteed Notes,
Series 2010-S2, Class 1A, 144A
0.670%(c)	11/29/37	706	705,475
First Republic Mortgage Loan Trust,
Series 2001-FRB1, Class A
0.517%(c)	11/15/31	202	198,916
Fosse Master Issuer PLC (United Kingdom),
Series 2012-1A, Class 2B2, 144A
2.617%(c)	10/18/54	GBP 900	1,517,007
Freddie Mac REMICS,
Series 3172, Class FK
0.617%(c)	08/15/33	271	272,550
Series 3397, Class FC
0.767%(c)	12/15/37	202	203,743
Freddie Mac Strips,
Series 278, Class F1
0.617%(c)	09/15/42	565	556,704
Gosforth Funding PLC (United Kingdom),
Series 2011-1, Class A2
1.966%(c)	04/24/47	GBP 809	1,355,893
Government National Mortgage Assoc.,
Series 2007-8, Class FA
0.467%(c)	03/20/37	449	450,496
Granite Mortgages PLC (United Kingdom),
Series 2003-3, Class 3A
0.897%(c)	01/20/44	GBP 557	916,256
Series 2004-3, Class 3A2
0.904%(c)	09/20/44	GBP 639	1,051,662

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED
SECURITIES (continued)
GSR Mortgage Loan Trust,
Series 2003-1, Class A2
1.860%(c)	03/25/33	73	$71,121
Series 2005-AR1, Class 1A1
2.765%(c)	01/25/35	32	31,561
Series 2005-AR3, Class 6A1
2.870%(c)	05/25/35	259	234,793
Harborview Mortgage Loan Trust,
Series 2005-13, Class 2A11
0.446%(c)	02/19/36	255	189,757
Holmes Master Issuer PLC (United Kingdom),
Series 2010-1A, Class A3, 144A
1.627%(c)	10/15/54	EUR 431	594,043
Series 2011-1A, Class A3, 144A
1.577%(c)	10/15/54	EUR 569	785,715
Impac CMB Trust,
Series 2004-11, Class 2A1
0.825%(c)	03/25/35	254	226,445
Indymac INDA Mortgage Loan Trust,
Series 2005-AR1, Class 2A1
2.695%(c)	11/25/35	76	66,518
Indymac Index Mortgage Loan Trust,
Series 2006-AR12, Class A1
0.355%(c)	09/25/46	192	158,834
JPMorgan Mortgage Trust,
Series 2005-A6, Class 2A1
2.756%(c)	08/25/35	69	68,610
Series 2007-A1, Class 1A1
2.774%(c)	07/25/35	77	76,666
Leek Finance Number Eighteen PLC (United Kingdom),
Series 18A, Class A2D, 144A
0.506%(c)	09/21/38	1,599	1,643,120
Mansard Mortgages PLC (United Kingdom),
Series 2007-2X, Class A1
1.175%(c)	12/15/49	GBP 514	819,475
Maxis Loans Securitisation (Australia),
Series 2009-1, Class A1
4.808%(c)	09/12/39	AUD 87	79,085
Medallion Trust (Australia),
Series 2005-1G, Class A2
2.742%(c)	05/10/36	AUD 202	180,432
Mellon Residential Funding Corp.,
Series 1999-TBC3, Class A2
2.609%(c)	10/20/29	20	19,806
Merrill Lynch Mortgage Investors, Inc.,
Series 2003-A2, Class 1A1
2.229%(c)	02/25/33	96	90,751
Series 2005-A10, Class A
0.375%(c)	02/25/36	107	97,156
Morgan Stanley Mortgage Loan Trust,
Series 2005-4, Class 5A3
5.500%	08/25/35	72	72,017
NCUA Guaranteed Notes,
Series 2010-R1, Class 1A
0.619%(c)	10/07/20	221	222,258
Series 2010-R2, Class 2A
0.639%(c)	11/05/20	2,144	2,154,861
Series 2010-R3, Class 1A

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED
SECURITIES (continued)
0.729%(c)	12/08/20	151	$151,569
Series 2010-R3, Class 2A
0.729%(c)	12/08/20	1,360	1,374,169
Series 2011-R1, Class 1A
0.619%(c)	01/08/20	469	469,871
Newgate Funding PLC (United Kingdom),
Series 2007-3X, Class A3
1.525%(c)	12/15/50	GBP 1,100	1,656,060
Series 2007-3X, Class BA
1.757%(c)	12/15/49	GBP 300	423,760
Residential Funding Mortgage Securities I,
Series 2003-S9, Class A1
6.500%	03/25/32	13	13,707
ResLoC UK PLC (United Kingdom),
Series 2007-1X, Class A3B
0.685%(c)	12/15/43	GBP 354	528,913
RMAC Securities PLC (United Kingdom),
Series 2006-NS2X, Class A2C
0.410%(c)	06/12/44	EUR 876	1,110,404
Sequoia Mortgage Trust,
Series 2003-4, Class 2A1
0.517%(c)	07/20/33	177	174,562
Series 2007-3, Class 1A1
0.367%(c)	07/20/36	121	109,207
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-18, Class 5A
5.500%(c)	12/25/34	110	106,007
Structured Asset Mortgage Investments, Inc.,
Series 2005-AR5, Class A2
0.416%(c)	07/19/35	539	515,937
Series 2006-AR6, Class 2A1
0.355%(c)	07/25/46	255	209,760
Superannuation Members Home Loan Programme (The) (Australia),
Series 2009-3, Class A1
3.985%(c)	11/07/40	AUD 144	127,597
Thornburg Mortgage Securities Trust,
Series 2003-5, Class 1A
2.313%(c)	10/25/43	90	89,206
Series 2007-3, Class 2A1
1.416%(c)	06/25/47	86	74,110
Series 2007-3, Class 3A1
5.750%(c)	06/25/47	177	165,067
Series 2007-3, Class 4A1
5.750%(c)	06/25/47	173	171,181
Uropa Securities PLC (United Kingdom),
Series 2007-1, Class A2B
0.377%(c)	10/10/40	EUR 668	892,513
Washington Mutual Mortgage Pass-Through Certificates,
Series 2003-AR5, Class A7
2.454%(c)	06/25/33	73	72,548
Series 2005-AR10, Class 3A1
5.158%(c)	08/25/35	14	13,336
Series 2005-AR14, Class 2A1
2.482%(c)	12/25/35	232	212,808
Series 2006-AR7, Class 3A
2.463%(c)	07/25/46	379	354,628
Series 2006-AR14, Class 1A4
2.065%(c)	11/25/36	452	380,387

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED
SECURITIES (continued)
Wells Fargo Mortgage-Backed Securities Trust,
Series 2006-AR6, Class 3A1
2.619%(c)	03/25/36	319		$311,915

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $33,102,537)				35,782,768

U.S. GOVERNMENT AGENCY
OBLIGATIONS — 0.1%
Federal Home Loan Mortgage Corp.
2.500%	10/02/19	900		906,337
Federal National Mortgage Assoc.
1.250%	03/14/14	600		601,343
2.375%(c)	09/01/19	—	(r)	298
2.500%	01/01/43	1,950		1,767,067
3.000%	04/01/43	2,955		2,808,367
Small Business Administration Participation Certificates
5.600%	09/01/28	415		462,639

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $6,739,650)				6,546,051

U.S. TREASURY OBLIGATIONS — 2.4%
U.S. Treasury Inflationary Indexed Bonds, TIPS
0.125%	04/15/16-01/15/22	26,050		27,551,443
0.125%	07/15/22(k)	32,000		31,132,837
0.125%	01/15/23(h)(k)	15,900		15,195,352
0.375%	07/15/23	16,400		15,874,603
0.500%	04/15/15	3,600		3,965,149
0.625%	07/15/21-02/15/43	3,750		3,051,100
0.750%	02/15/42	150		124,645
1.125%	01/15/21	300		336,657
1.250%	04/15/14(k)	5,600		6,219,919
1.250%	07/15/20(k)	15,500		17,759,614
1.375%	01/15/20	5,000		5,799,154
1.625%	01/15/15	500		630,049
1.750%	01/15/28	3,400		4,058,339
1.875%	07/15/15-07/15/19	1,000		1,220,511
2.000%	07/15/14-01/15/26	3,900		4,912,988
2.375%	01/15/25(k)	10,500		14,955,016
2.375%	01/15/27(k)	6,800		9,071,813
2.500%	01/15/29	5,400		6,903,452
2.625%	07/15/17	4,600		5,831,106
3.625%	04/15/28	5,700		10,888,404
3.875%	04/15/29	2,800		5,451,939
U.S. Treasury Notes
2.750%	11/15/23	1,800		1,760,906

TOTAL U.S. TREASURY OBLIGATIONS (cost $195,166,367)				192,694,996

TOTAL LONG-TERM INVESTMENTS (cost $5,552,252,243)				6,440,379,990

	Shares	Value (Note 2)

SHORT-TERM INVESTMENTS — 22.4%
AFFILIATED MONEY MARKET MUTUAL FUND — 15.9%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $1,257,549,888; includes $135,500,352 of cash collateral received for securities on loan)(b)(w)	1,257,549,888	$1,257,549,888

Interest Rate	Maturity Date		Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(n) — 4.1%
U.S. Treasury Bills
0.011%	01/16/14		600	599,997
0.017%	03/20/14	(k)	700	699,911
0.035%	03/20/14	(k)	32,332	32,327,861
0.036%	01/09/14		400	399,997
0.038%	02/20/14	(k)	26,000	25,998,942
0.040%	01/09/14		53	53,000
0.040%	01/09/14	(h)(k)	120	119,999
0.043%	03/27/14	(k)	15,900	15,897,583
0.050%	02/06/14	(h)	600	600,000
0.061%	03/20/14	(k)	20,100	20,097,427
0.065%	01/09/14		125,000	124,999,170
0.072%	06/26/14		55	54,981
0.081%	04/24/14		3,000	2,999,439
0.090%	06/26/14	(k)	10	9,996
0.106%	11/13/14	(h)	840	839,265
0.113%	11/13/14		30	29,974
0.118%	11/13/14	(h)	850	849,256
0.120%	11/13/14	(h)	1,360	1,358,810
0.123%	11/13/14		470	469,589
0.135%	05/29/14		261	260,939
0.135%	05/29/14	(h)(k)	95,300	95,277,605

TOTAL U.S. TREASURY OBLIGATIONS (cost $323,927,379)				323,943,741

REPURCHASE AGREEMENTS(m) — 1.2%
Citigroup Global Markets, Inc., 0.010%, dated 12/31/13, due 01/02/14 inthe amount of $22,900,013			22,900	22,900,000
Credit Suisse Securities (USA) LLC, 0.010%, dated 12/31/13, due 01/02/14 in the amount of $2,100,001			2,100	2,100,000
JPMorgan Securities LLC, 0.050%, dated 12/31/13, due 01/02/14 inthe amount of $22,900,064			22,900	22,900,000
Morgan Stanley & Co., LLC, 0.020%, dated 12/31/13, due 01/02/14 inthe amount of $22,900,025			22,900	22,900,000
RBS Securities, Inc., 0.020%, dated 12/31/13, due 01/02/14 inthe amount of $22,900,025			22,900	22,900,000

TOTAL REPURCHASE AGREEMENTS (cost $93,700,000)				93,700,000

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

FOREIGN TREASURY OBLIGATIONS(n) — 0.6%
Mexico Cetes
3.510%	03/13/14	MXN 827,300	$6,293,031
3.550%	04/30/14	MXN 470,000	3,558,415
3.700%	01/16/14	MXN 400	3,033
3.700%	02/13/14	MXN 165,500	1,262,688
3.700%	03/20/14	MXN 3,000,000	22,811,626
3.930%	01/23/14	MXN 2,500	19,109
4.060%	03/06/14	MXN 1,250,500	9,523,300
4.060%	04/03/14	MXN 760,000	5,769,574

TOTAL FOREIGN TREASURY OBLIGATIONS (cost $49,646,606)			49,240,776

U.S. GOVERNMENT AGENCY
OBLIGATIONS(n) — 0.6%
Federal Home Loan Bank
0.010%	01/03/14	4,400	4,399,986
0.030%	01/08/14-01/29/14	30,900	30,899,678
0.040%	01/02/14	100	100,000
0.045%	01/15/14	100	99,999
0.050%	01/15/14	2,100	2,099,970
0.060%	01/02/14	4,400	4,400,000
0.062%	01/02/14	100	100,000
0.140%	01/13/14	200	199,998
Federal Home Loan Mortgage Corp.
0.065%	01/06/14	2,300	2,299,992
0.160%	01/15/14-02/04/14	1,000	999,958

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $45,599,257)			45,599,581

COMMERCIAL PAPER(n)
Entergy Corp. (cost $3,291,640)
0.950%	04/07/14	3,300	3,295,652

		Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
British Pound Futures, expiring 01/28/14,
Strike Price $167.00		91	3,650
expiring 01/28/14,
Strike Price $168.00		273	2,731
expiring 02/28/14,
Strike Price $171.50		180	25,200
expiring 03/29/14,
Strike Price $173.50		90	16,200
expiring 03/29/14,
Strike Price $174.00		90	13,500
DAX Index,
expiring 01/17/14,
Strike Price $9,850.00		EUR 1	40,941
expiring 01/17/14,
Strike Price $9,900.00		EUR 1	29,585
expiring 01/17/14,
Strike Price $10,000.00		EUR 1	13,713

	Notional Amount (000)#	Value (Note 2)

OPTIONS PURCHASED* (continued)
Call Options (continued)
Euro STOXX 50 Index,
expiring 01/17/14,
Strike Price $3,325.00	EUR 5	$7,370
expiring 01/17/14,
Strike Price $3,350.00	EUR 2	2,340
Japanese Yen Futures,
expiring 01/28/14,
Strike Price $104.00	120	600
expiring 01/28/14,
Strike Price $104.50	120	600
expiring 01/28/14,
Strike Price $107.00	121	606
expiring 01/28/14,
Strike Price $107.50	121	606
S&P 500 Index,
expiring 01/18/14,
Strike Price $1,950.00	10	3,360
expiring 01/18/14,
Strike Price $1,975.00	10	1,960
expiring 01/18/14,
Strike Price $2,000.00	68	10,230
expiring 02/22/14,
Strike Price $2,000.00	10	7,200

		180,392

Put Options
10 Year U.S. Treasury Notes Futures,
expiring 02/28/14,
Strike Price $119.00	96	1,500
British Pound Futures,
expiring 01/28/14,
Strike Price $152.00	91	906
expiring 01/28/14,
Strike Price $153.00	91	906
expiring 01/28/14,
Strike Price $160.00	90	900
expiring 01/28/14,
Strike Price $161.00	270	2,700
expiring 03/28/14,
Strike Price $154.50	89	1,788
expiring 03/29/14,
Strike Price $152.50	90	3,600
expiring 03/29/14,
Strike Price $154.00	90	5,400
DAX Index,
expiring 01/17/14,
Strike Price $8,100.00	EUR 10	35,305
expiring 01/17/14,
Strike Price $8,300.00	EUR 1	5,613
expiring 01/17/14,
Strike Price $8,800.00	EUR 2	18,533
expiring 03/21/14,
Strike Price $8,150.00	EUR 4	105,543
Euro STOXX 50 Index,
expiring 01/17/14,
Strike Price $2,600.00	EUR 2	3,068

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Counterparty	Notional Amount (000)#	Value (Note 2)
OPTIONS PURCHASED* (Continued)
Put Options (continued)
expiring 01/17/14,
Strike Price $2,650.00	EUR 5	$8,727
expiring 01/17/14,
Strike Price $2,700.00	EUR 13	29,468
expiring 01/17/14,
Strike Price $2,800.00	EUR 2	8,283
expiring 03/21/14,
Strike Price $2,650.00	EUR 14	185,440
Interest Rate Swap Options,
Pay a fixed rate of 3.88% and receive a floating rate based on 3-month Deutsche Bank LIBOR, expiring 04/14/14 AG	1,000	37,203
Pay a fixed rate of 3.45% and receive a floating rate based on 3-month Bank of America LIBOR, expiring 09/21/15 N.A.	2,000	323,127
Pay a fixed rate of 3.45% and receive a floating rate based on 3-month Citigroup Global LIBOR, expiring 09/21/15 Markets	1,200	193,876
Japanese Yen Futures,
expiring 01/28/14,
Strike Price $93.00	123	613
expiring 01/28/14,
Strike Price $93.50	123	1,225
expiring 01/28/14,
Strike Price $94.00	123	1,838
expiring 01/28/14,
Strike Price $94.50	61	3,675
S&P 500 Index,
expiring 01/18/14,
Strike Price $1,390.00	29	1,465
expiring 01/18/14,
Strike Price $1,420.00	29	1,435
expiring 01/18/14,
Strike Price $1,425.00	29	8,790
expiring 01/18/14,
Strike Price $1,450.00	104	25,975
expiring 01/18/14,
Strike Price $1,500.00	29	12,306
expiring 01/18/14,
Strike Price $1,580.00	10	7,680
expiring 02/22/14,
Strike Price $1,580.00	73	146,931
expiring 03/22/14,
Strike Price $1,520.00	80	209,040
Sprint Corp.,
expiring 01/18/14,
Strike Price $10.00	60	11,438

		1,404,297

TOTAL OPTIONS PURCHASED (cost $4,446,523)		1,584,689

TOTAL SHORT-TERM INVESTMENTS (cost $1,778,161,293)		1,774,914,327

		Value (Note 2)
TOTAL INVESTMENTS, BEFORE SECURITIES SOLD
SHORT AND OPTIONS WRITTEN — 103.6% (cost $7,330,413,536)		$8,215,294,317

	Shares
SECURITIES SOLD SHORT — (3.9)%
COMMON STOCKS — (3.8)%
Aerospace & Defense — (0.1)%
Aerovironment, Inc.*	9,300	(270,909)
Boeing Co. (The)	8,739	(1,192,786)
Curtiss-Wright Corp.	4,700	(292,481)
DigitalGlobe, Inc.*	24,700	(1,016,405)
GenCorp, Inc.*	3,400	(61,268)
L-3 Communications Holdings, Inc.	4,513	(482,259)
Lockheed Martin Corp.	12,795	(1,902,105)
Orbital Sciences Corp.*	12,700	(295,910)
Precision Castparts Corp.	3,400	(915,620)
Raytheon Co.	12,746	(1,156,062)
Rockwell Collins, Inc.	8,000	(591,360)
Taser International, Inc.*	20,500	(325,540)
Textron, Inc.	19,000	(698,440)
TransDigm Group, Inc.	3,100	(499,162)

		(9,700,307)

Air Freight & Logistics
Atlas Air Worldwide Holdings, Inc.*	8,400	(345,660)
United Parcel Service, Inc. (Class B Stock)	4,474	(470,128)
UTi Worldwide, Inc.	20,400	(358,224)

		(1,174,012)

Airlines — (0.1)%
Delta Air Lines, Inc.	36,600	(1,005,402)
JetBlue Airways Corp.*	222,606	(1,903,281)
United Continental Holdings, Inc.*	22,700	(858,741)

		(3,767,424)

Auto Components
American Axle & Manufacturing Holdings, Inc.*	23,400	(478,530)
Autoliv, Inc.	4,970	(456,246)
Dorman Products, Inc.*	6,400	(358,848)
Gentex Corp.	14,920	(492,211)
Gentherm, Inc.*	8,100	(217,161)

		(2,002,996)

Automobiles — (0.1)%
Ford Motor Co.	53,273	(822,002)
General Motors Co.*	39,852	(1,628,751)
Tesla Motors, Inc.*	3,036	(456,554)
Volkswagen AG (Germany)	7,463	(2,100,236)

		(5,007,543)

Beverages
Beam, Inc.	12,500	(850,750)
Brown-Forman Corp. (Class B Stock)	15,615	(1,180,026)
Constellation Brands, Inc.*	12,400	(872,712)

		(2,903,488)

Biotechnology — (0.1)%
Amgen, Inc.	5,717	(652,653)
Array BioPharma, Inc.*	41,400	(207,414)
Celldex Therapeutics, Inc.*	9,100	(220,311)

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)

Biotechnology (continued)
Cepheid, Inc.*	15,100	$(705,472)
Dyax Corp.*	14,600	(109,938)
Exact Sciences Corp.*	21,900	(256,011)
Halozyme Therapeutics, Inc.*	28,000	(419,720)
Incyte Corp. Ltd.*	1,400	(70,882)
InterMune, Inc.*	31,500	(463,995)
Ironwood Pharmaceuticals, Inc.*	35,800	(415,638)
KYTHERA Biopharmaceuticals, Inc.*	6,000	(223,500)
Medivation, Inc.*	7,840	(500,349)
NPS Pharmaceuticals, Inc.*	36,000	(1,092,960)
Puma Biotechnology, Inc.*	800	(82,824)
Synageva BioPharma Corp.*	2,000	(129,440)
Theravance, Inc.*	24,600	(876,990)
United Therapeutics Corp.*	1,260	(142,481)

		(6,570,578)

Building Materials
Cemex SAB de CV (Mexico), ADR*	130,241	(1,540,751)

Building Products
Allegion PLC*	2	(88)
American Woodmark Corp.*	2,300	(90,919)
Owens Corning*	3,700	(150,664)
Ply Gem Holdings, Inc.*	5,500	(99,165)
Quanex Building Products Corp.	15,900	(316,728)
Simpson Manufacturing Co., Inc.	1,400	(51,422)
Trex Co., Inc.*	4,400	(349,932)

		(1,058,918)

Capital Markets — (0.1)%
Ameriprise Financial, Inc.	1,740	(200,187)
Bank of New York Mellon Corp. (The)	13,540	(473,088)
BlackRock, Inc.	1,530	(484,199)
Federated Investors, Inc. (Class B Stock)	7,134	(205,459)
Franklin Resources, Inc.	12,941	(747,084)
FXCM, Inc.	11,500	(205,160)
Northern Trust Corp.	8,059	(498,772)
Solar Capital Ltd.	1,800	(40,590)
Stifel Financial Corp.*	1,500	(71,880)
T. Rowe Price Group, Inc.	7,795	(652,987)
WisdomTree Investments, Inc.*	22,900	(405,559)

		(3,984,965)

Chemicals — (0.1)%
Advanced Emissions Solutions, Inc.*	900	(48,807)
Air Products & Chemicals, Inc.	800	(89,424)
American Vanguard Corp.	1,200	(29,148)
Cabot Corp.	21,280	(1,093,792)
Calgon Carbon Corp.*	17,200	(353,804)
Ecolab, Inc.	6,380	(665,243)
Flotek Industries, Inc.*	23,500	(471,645)
FMC Corp.	14,800	(1,116,808)
Monsanto Co.	7,900	(920,745)
Mosaic Co. (The)	17,800	(841,406)
Olin Corp.	5,200	(150,020)
OM Group, Inc.*	10,591	(385,618)
Praxair, Inc.	15,539	(2,020,536)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)

Chemicals (continued)
Sigma-Aldrich Corp.	16,390	$(1,540,824)
Valspar Corp. (The)	5,029	(358,517)

		(10,086,337)

Commercial Banks — (0.2)%
Associated Banc-Corp.	1,094	(19,036)
BancorpSouth, Inc.	17,090	(434,428)
Bank of Hawaii Corp.	20,171	(1,192,913)
Bank of The Ozarks, Inc.	2,800	(158,452)
Boston Private Financial Holdings, Inc.	9,215	(116,293)
City National Corp.	10,400	(823,888)
Commerce Bancshares, Inc.	14,852	(667,003)
Community Bank System, Inc.	7,800	(309,504)
Cullen/Frost Bankers, Inc.	11,724	(872,617)
CVB Financial Corp.	10,900	(186,063)
Fifth Third Bancorp	11,750	(247,103)
First Financial Holdings, Inc.	600	(39,906)
First Horizon National Corp.	102,170	(1,190,281)
First Republic Bank	11,400	(596,790)
FNB Corp.	9,500	(119,890)
Glacier Bancorp, Inc.	5,700	(169,803)
Heritage Financial Corp.	1,188	(20,327)
Huntington Bancshares, Inc.	17,861	(172,359)
Investors Bancorp, Inc.	39	(998)
KeyCorp.	15,430	(207,071)
M&T Bank Corp.	27,208	(3,167,555)
MB Financial, Inc.	3,203	(102,784)
Mercantile Bank Corp.	2,468	(53,259)
Old National Bancorp	7,144	(109,803)
PacWest Bancorp	12,740	(537,883)
Prosperity Bancshares, Inc.	15,730	(997,125)
Signature Bank*	4,940	(530,655)
Texas Capital Bancshares, Inc.*	4,500	(279,900)
Trustmark Corp.	9,340	(250,686)
UMB Financial Corp.	16,811	(1,080,611)
Umpqua Holdings Corp.	13,200	(252,648)
US Bancorp	11,330	(457,732)
Valley National Bancorp	67,013	(678,172)
Westamerica Bancorporation	4,600	(259,716)
Wintrust Financial Corp.	41,295	(1,904,525)

		(18,207,779)

Commercial Services & Supplies — (0.1)%
Clean Harbors, Inc.*	15,300	(917,388)
Covanta Holding Corp.	47,500	(843,125)
EnerNOC, Inc.*	2,200	(37,862)
Healthcare Services Group, Inc.	7,400	(209,938)
HNI Corp.	900	(34,947)
Innerworkings, Inc.*	6,600	(51,414)
Iron Mountain, Inc.	12,500	(379,375)
Mobile Mini, Inc.	1,300	(53,534)
Waste Connections, Inc.	20,500	(894,415)

		(3,421,998)

Communications Equipment
Ciena Corp.*	42,100	(1,007,453)
Infinera Corp.*	46,800	(457,704)
InterDigital, Inc.	8,900	(262,461)

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)
Communications Equipment (continued)
Juniper Networks, Inc.*	10,320	$(232,922)
Motorola Solutions, Inc.	800	(54,000)
Procera Networks, Inc.*	9,000	(135,180)
Viasat, Inc.*	15,300	(958,545)

		(3,108,265)

Computers & Peripherals — (0.1)%
Apple, Inc.	480	(269,333)
Diebold, Inc.	18,600	(613,986)
Fusion-io, Inc.*	14,900	(132,759)
NCR Corp.*	21,900	(745,914)
Seagate Technology PLC	7,430	(417,269)
Stratasys Ltd.*	7,000	(942,900)

		(3,122,161)

Construction & Engineering
Chicago Bridge & Iron Co. NV	11,600	(964,424)
Dycom Industries, Inc.*	4,600	(127,834)
Fluor Corp.	4,000	(321,160)
Granite Construction, Inc.	7,500	(262,350)
Great Lakes Dredge & Dock Corp.*	17,600	(161,920)
Layne Christensen Co.*	4,186	(71,497)
Tutor Perini Corp.*	6,200	(163,060)

		(2,072,245)

Construction Materials
Martin Marietta Materials, Inc.	600	(59,964)

Consumer Finance
Discover Financial Services	5,500	(307,725)
Encore Capital Group, Inc.*	3,215	(161,586)
First Cash Financial Services, Inc.*	5,400	(333,936)

		(803,247)

Containers & Packaging
Aptargroup, Inc.	5,700	(386,517)
Bemis Co., Inc.	3,760	(154,010)
Berry Plastics Group, Inc.*	4,000	(95,160)
MeadWestvaco Corp.	6,060	(223,796)

		(859,483)

Distributors
Genuine Parts Co.	1,210	(100,660)

Diversified Consumer Services
Ascent Capital Group, Inc.*	400	(34,224)
Hillenbrand, Inc.	6,600	(194,172)
LifeLock, Inc.*	6,100	(100,101)
Regis Corp.	15,800	(229,258)
Sotheby’s	17,100	(909,720)

		(1,467,475)

Diversified Financial Services
Berkshire Hathaway, Inc. (Class B Stock)*	2,800	(331,968)
CME Group, Inc.	2,460	(193,012)
Gain Capital Holdings, Inc.	4,118	(30,926)
IntercontinentalExchange Group, Inc.	1,100	(247,412)
MarketAxess Holdings, Inc.	900	(60,183)
Penson Worldwide, Inc.*	32,656	—
PHH Corp.*	22,300	(543,005)

		(1,406,506)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)

Diversified Telecommunication Services
AT&T, Inc.	59,175	$(2,080,593)
inContact, Inc.*	10,400	(81,224)
tw telecom, Inc.*	7,500	(228,525)
Verizon Communications, Inc.	9,002	(442,358)

		(2,832,700)

Electric Utilities — (0.1)%
Allete, Inc.	3,700	(184,556)
Entergy Corp.	9,653	(610,745)
Exelon Corp.	20,120	(551,087)
FirstEnergy Corp.	6,480	(213,710)
Hawaiian Electric Industries, Inc.	12,000	(312,720)
NextEra Energy, Inc.	3,281	(280,919)
Northeast Utilities	5,335	(226,151)
Otter Tail Corp.	2,900	(84,883)
Pepco Holdings, Inc.	41,100	(786,243)
Southern Co. (The)	36,080	(1,483,249)

		(4,734,263)

Electrical Equipment
AZZ, Inc.	4,600	(224,756)
Eaton Corp. PLC	1,800	(137,016)
FuelCell Energy, Inc.*	137,097	(193,307)
GrafTech International Ltd.*	23,300	(261,659)
Rockwell Automation, Inc.	10,435	(1,233,000)
Schneider Electric SA (France)	3,981	(347,310)

		(2,397,048)

Electronic Equipment, Instruments & Components
Belden, Inc.	700	(49,315)
FEI Co.	3,500	(312,760)
Itron, Inc.*	10,300	(426,729)
Maxwell Technologies, Inc.*	12,500	(97,125)
National Instruments Corp.	14,700	(470,694)
OSI Systems, Inc.*	7,800	(414,258)
Trimble Navigation Ltd.*	27,200	(943,840)

		(2,714,721)

Energy Equipment & Services — (0.1)%
Basic Energy Services, Inc.*	21,300	(336,114)
Cameron International Corp.*	15,300	(910,809)
Diamond Offshore Drilling, Inc.	7,539	(429,120)
Dresser-Rand Group, Inc.*	14,800	(882,524)
FMC Technologies, Inc.*	15,900	(830,139)
Geospace Technologies Corp.*	4,900	(464,667)
Gulfmark Offshore, Inc.	8,100	(381,753)
Key Energy Services, Inc.*	49,600	(391,840)
McDermott International, Inc.*	92,300	(845,468)
Nabors Industries Ltd.	16,570	(281,524)
National Oilwell Varco, Inc.	1,200	(95,436)
Patterson-UTI Energy, Inc.	34,400	(871,008)
Polarcus Ltd. (United Arab Emirates)*	38,770	(30,110)
Rowan Cos. PLC*	4,600	(162,656)
Tenaris SA (Luxembourg), ADR	7,244	(316,490)

		(7,229,658)

Food & Staples Retailing — (0.1)%
Chefs’ Warehouse, Inc.*	2,800	(81,648)
Loblaw Cos. Ltd. (Canada)	8,147	(325,036)
Natural Grocers by Vitamin Cottage, Inc.*	3,800	(161,310)

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)

Food & Staples Retailing (continued)
Safeway, Inc.	22,320	$(726,962)
Susser Holdings Corp.*	9,000	(589,410)
Sysco Corp.	22,590	(815,499)
United Natural Foods, Inc.*	9,200	(693,588)
Walgreen Co.	20,950	(1,203,368)
Wal-Mart Stores, Inc.	9,189	(723,082)

		(5,319,903)

Food Products — (0.1)%
Annie’s, Inc.*	2,000	(86,080)
B&G Foods, Inc.	10,300	(349,273)
Boulder Brands, Inc.*	14,100	(223,626)
Hain Celestial Group, Inc. (The)*	13,000	(1,180,140)
Hershey Co. (The)	13,423	(1,305,118)
McCormick & Co. Inc.	1,100	(75,812)
Mead Johnson Nutrition Co.	7,748	(648,972)
Mondelez International, Inc.	6,000	(211,800)

		(4,080,821)

Gas Utilities
Northwest Natural Gas Co.	5,600	(239,792)
ONEOK, Inc.	21,500	(1,336,870)
Piedmont Natural Gas Co., Inc.	7,900	(261,964)
South Jersey Industries, Inc.	2,400	(134,304)

		(1,972,930)

Health Care Equipment & Supplies — (0.1)%
Abaxis, Inc.*	4,000	(160,080)
Accuray, Inc.*	30,300	(263,913)
Becton, Dickinson & Co.	2,790	(308,267)
C.R. Bard, Inc.	3,980	(533,081)
China Medical Technologies, Inc. (China), ADR*	7,037	(70)
Cynosure, Inc.*	3,600	(96,048)
DexCom, Inc.*	16,600	(587,806)
Endologix, Inc.*	17,900	(312,176)
HeartWare International, Inc.*	6,900	(648,324)
Insulet Corp.*	15,300	(567,630)
Integra LifeSciences Holdings Corp.*	2,300	(109,733)
Medtronic, Inc.	13,696	(786,013)
NuVasive, Inc.*	2,500	(80,825)
Orasure Technologies, Inc.*	18,300	(115,107)
Quidel Corp.*	1,300	(40,157)
St. Jude Medical, Inc.	4,570	(283,112)
Varian Medical Systems, Inc.*	2,030	(157,711)
Wright Medical Group, Inc.*	13,200	(405,372)
Zimmer Holdings, Inc.	12,358	(1,151,642)

		(6,607,067)

Health Care Providers & Services — (0.1)%
Acadia Healthcare Co., Inc.*	11,500	(544,295)
Air Methods Corp.*	15,500	(904,115)
Amedisys, Inc.*	8,300	(121,429)
BioScrip, Inc.*	25,800	(190,920)
Brookdale Senior Living, Inc.*	31,200	(848,016)
Capital Senior Living Corp.*	7,500	(179,925)
Catamaran Corp.*	800	(37,984)
Community Health Systems, Inc.*	12,136	(476,581)
DaVita HealthCare Partners, Inc.*	5,910	(374,517)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)

Health Care Providers & Services (continued)
Emeritus Corp.*	4,200	$(90,846)
ExamWorks Group, Inc.*	1,500	(44,805)
Express Scripts Holding Co.*	4,320	(303,437)
Hanger, Inc.*	2,300	(90,482)
Healthways, Inc.*	19,731	(302,871)
IPC The Hospitalist Co., Inc.*	4,300	(255,377)
Laboratory Corp. of America Holdings*	5,040	(460,505)
Omnicare, Inc.	8,400	(507,024)
Owens & Minor, Inc.	15,400	(563,024)
Tenet Healthcare Corp.*	16,402	(690,852)
WellPoint, Inc.	6,990	(645,806)

		(7,632,811)

Health Care Technology
athenahealth, Inc.*	8,300	(1,116,350)
Quality Systems, Inc.	8,590	(180,905)
Vocera Communications, Inc.*	7,800	(121,758)

		(1,419,013)

Hotels, Restaurants & Leisure — (0.1)%
BJ’s Restaurants, Inc.*	4,400	(136,664)
Bob Evans Farms, Inc.	7,100	(359,189)
Boyd Gaming Corp.*	14,200	(159,892)
Carnival Corp.	25,200	(1,012,284)
Chipotle Mexican Grill, Inc.*	190	(101,228)
Choice Hotels International, Inc.	16,107	(791,015)
Churchill Downs, Inc.	1,300	(116,545)
Chuy’s Holdings, Inc.*	1,100	(39,622)
Darden Restaurants, Inc.	5,580	(303,385)
Diamond Resorts International, Inc.*	2,800	(51,688)
Dunkin’ Brands Group, Inc.	14,700	(708,540)
Hyatt Hotels Corp. (Class A Stock)*	15,852	(784,040)
Krispy Kreme Doughnuts, Inc.*	4,300	(82,947)
Red Robin Gourmet Burgers, Inc.*	3,700	(272,098)
Tim Hortons, Inc. (Canada)	5,000	(291,900)
Vail Resorts, Inc.	8,500	(639,455)
Wynn Resorts Ltd.	5,100	(990,471)

		(6,840,963)

Household Durables — (0.1)%
Beazer Homes USA, Inc.*	6,980	(170,452)
D.R. Horton, Inc.*	14,700	(328,104)
Harman International Industries, Inc.	1,810	(148,149)
KB Home	28,100	(513,668)
Lennar Corp. (Class A Stock)	10,700	(423,292)
M/I Homes, Inc.*	5,292	(134,681)
MDC Holdings, Inc.*	4,900	(157,976)
Mohawk Industries, Inc.*	1,000	(148,900)
Ryland Group, Inc. (The)	12,700	(551,307)
Tempur-Pedic International, Inc.*	14,900	(804,004)
Toll Brothers, Inc.*	24,700	(913,900)
TRI Pointe Homes, Inc.*	5,600	(111,608)

		(4,406,041)

Household Products
Church & Dwight Co., Inc.	16,786	(1,112,576)
Clorox Co. (The)	3,230	(299,615)

		(1,412,191)

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)

Independent Power Producers & Energy Traders
Dynegy, Inc.*	3,100	$(66,712)

Industrial Conglomerates — (0.1)%
3M Co.	3,900	(546,975)
Danaher Corp.	17,900	(1,381,880)
General Electric Co.	63,320	(1,774,860)

		(3,703,715)

Insurance — (0.2)%
Ambac Financial Group, Inc.*	15,600	(383,136)
American Equity Investment Life Holding Co.	57,471	(1,516,085)
Arch Capital Group Ltd.*	10,233	(610,808)
Arthur J. Gallagher & Co.	2,200	(103,246)
Assurant, Inc.	3,950	(262,162)
Chubb Corp. (The)	11,213	(1,083,512)
Employers Holdings, Inc.	2,100	(66,465)
Fidelity National Financial, Inc. (Class A Stock)	63,259	(2,052,755)
First American Financial Corp.	8,200	(231,240)
Hartford Financial Services Group, Inc. (The)	15,300	(554,319)
Hilltop Holdings, Inc.*	2,800	(64,764)
Lincoln National Corp.	31,396	(1,620,662)
Markel Corp.*	400	(232,140)
MBIA, Inc.*	44,522	(531,593)
Meadowbrook Insurance Group, Inc.	26,892	(187,168)
Mercury General Corp.	1,000	(49,710)
Principal Financial Group, Inc.	20,620	(1,016,772)
Progressive Corp. (The)	57,204	(1,559,953)
RLI Corp.	400	(38,952)
Torchmark Corp.	10,204	(797,443)
W.R. Berkley Corp.	14,329	(621,735)

		(13,584,620)

Internet & Catalog Retail — (0.1)%
Amazon.com, Inc.*	2,300	(917,217)
Groupon, Inc.*	14,830	(174,549)
Liberty Ventures*	6,100	(747,799)
NetFlix, Inc.*	3,620	(1,332,775)
TripAdvisor, Inc.*	9,600	(795,168)

		(3,967,508)

Internet Software & Services — (0.1)%
AOL, Inc.*	13,460	(627,505)
Blucora, Inc.*	8,034	(234,271)
Cornerstone OnDemand, Inc.*	12,200	(650,748)
Equinix, Inc.*	2,600	(461,370)
Global Eagle Entertainment, Inc.*	14,443	(214,767)
Monster Worldwide, Inc.*	53,700	(382,881)
Move, Inc.*	12,600	(201,474)
Pandora Media, Inc.*	30,300	(805,980)
Textura Corp.*	2,000	(59,880)
Twitter, Inc.*	2,100	(133,665)
WebMD Health Corp.*	10,593	(418,424)
Yahoo!, Inc.*	12,353	(499,555)
Yelp, Inc.*	16,500	(1,137,675)
Zillow, Inc.*	800	(65,384)

		(5,893,579)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)

IT Services — (0.1)%
Alliance Data Systems Corp.*	4,900	$(1,288,357)
Automatic Data Processing, Inc.	11,210	(905,880)
EPAM Systems, Inc.*	6,400	(223,616)
Global Payments, Inc.	5,100	(331,449)
International Business Machines Corp.	4,324	(811,053)
Paychex, Inc.	19,940	(907,868)
SAIC, Inc.	12,800	(595,072)
ServiceSource International, Inc.*	11,400	(95,532)
Teradata Corp.*	13,800	(627,762)
Vantiv, Inc. (Class A Stock)*	6,700	(218,487)
Visa, Inc.	200	(44,536)
WEX, Inc.*	8,700	(861,561)

		(6,911,173)

Leisure Equipment & Products
Callaway Golf Co.	19,000	(160,170)
Hasbro, Inc.	10,530	(579,255)
JAKKS Pacific, Inc.	62,445	(420,255)
Mattel, Inc.	10,110	(481,034)

		(1,640,714)

Life Sciences Tools & Services
Cambrex Corp.*	2,800	(49,924)
Furiex Pharmaceuticals, Inc.*	3,283	(137,919)
Qiagen NV (Netherlands)*	9,000	(214,290)

		(402,133)

Machinery — (0.1)%
Briggs & Stratton Corp.	11,800	(256,768)
Caterpillar, Inc.	7,585	(688,794)
Chart Industries, Inc.*	9,200	(879,888)
CLARCOR, Inc.	9,000	(579,150)
Dover Corp.	12,971	(1,252,220)
EnPro Industries, Inc.*	5,000	(288,250)
Illinois Tool Works, Inc.	9,096	(764,792)
Ingersoll-Rand PLC	3,210	(197,736)
Kennametal, Inc.	2,900	(151,003)
Navistar International Corp.*	18,700	(714,153)
Pentair Ltd.	10,500	(815,535)
Proto Labs, Inc.*	4,100	(291,838)
RBC Bearings, Inc.*	2,200	(155,650)
Stanley Black & Decker, Inc.	1,318	(106,349)
Terex Corp.	23,500	(986,765)
Titan International, Inc.	15,400	(276,892)
Trimas Corp.*	1,700	(67,813)
Wabash National Corp.*	31,700	(391,495)
Watts Water Technologies, Inc. (Class A Stock)	6,700	(414,529)
Woodward, Inc.	2,100	(95,781)

		(9,375,401)

Media — (0.2)%
AMC Networks, Inc.*	1,980	(134,858)
Cablevision Systems Corp. (Class A Stock)	31,300	(561,209)
Charter Communications, Inc. (Class A Stock)*	6,500	(888,940)
Comcast Corp. (Class A Stock)	147	(7,639)
Discovery Communications, Inc. (Class A Stock)*	21,005	(1,899,272)

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)

Media (continued)
DISH Network Corp.*	9,700	$(561,824)
DreamWorks Animation SKG, Inc. (Class A Stock)*	36,100	(1,281,550)
Graham Holdings Co.	1,653	(1,096,468)
Interpublic Group of Cos., Inc. (The)	21,250	(376,125)
Lamar Advertising Co. (Class A Stock)*	3,100	(161,975)
Liberty Global PLC (United Kingdom)*	10,600	(943,294)
Lions Gate Entertainment Corp.	31,300	(990,958)
News Corp. (Class A Stock)*	4,300	(77,486)
News Corp. (Class B Stock)*	23,273	(414,958)
Nexstar Broadcasting Group, Inc.	7,700	(429,121)
Omnicom Group, Inc.	11,978	(890,804)
Publicis Groupe SA (France)	14,806	(1,356,609)
Scripps Networks Interactive, Inc. (Class A Stock)	11,753	(1,015,577)
Sinclair Broadcast Group, Inc.	24,900	(889,677)
Twenty-First Century Fox, Inc.	17,525	(606,365)

		(14,584,709)

Metals & Mining — (0.1)%
Allegheny Technologies, Inc.	26,700	(951,321)
B2Gold Corp. (Canada)*	5,712	(11,722)
Carpenter Technology Corp.	2,700	(167,940)
Cliffs Natural Resources, Inc.	45,019	(1,179,948)
Coeur d’Alene Mines Corp.*	715	(7,758)
Horsehead Holding Corp.*	14,000	(226,940)
Nucor Corp.	12,027	(642,001)
Royal Gold, Inc.	6,200	(285,634)
RTI International Metals, Inc.*	13,800	(472,098)
Schnitzer Steel Industries, Inc.	7,000	(228,690)
Silver Standard Resources, Inc. (Canada)*	1,337	(9,306)
Stillwater Mining Co.*	32,300	(398,582)
Vale SA (Brazil), ADR	43,520	(663,681)

		(5,245,621)

Multiline Retail
Fred’s, Inc. (Class A Stock)	7,600	(140,752)
JCPenney Co., Inc.*	33,000	(301,950)
Kohl’s Corp.	4,180	(237,215)
Tuesday Morning Corp.*	9,300	(148,428)

		(828,345)

Multi-Utilities — (0.1)%
CenterPoint Energy, Inc.	32,600	(755,668)
Consolidated Edison, Inc.	7,190	(397,463)
Dominion Resources, Inc.	15,701	(1,015,698)
MDU Resources Group, Inc.	6,030	(184,217)
NiSource, Inc.	31,300	(1,029,144)
Public Service Enterprise Group, Inc.	18,240	(584,410)
SCANA Corp.	4,000	(187,720)
Wisconsin Energy Corp.	19,124	(790,586)

		(4,944,906)

Oil, Gas & Consumable Fuels — (0.2)%
Alpha Natural Resources, Inc.*	102,627	(732,757)
Approach Resources, Inc.*	18,300	(353,007)
Bill Barrett Corp.*	12,700	(340,106)
Bonanza Creek Energy, Inc.*	8,900	(386,883)
Carrizo Oil & Gas, Inc.*	11,800	(528,286)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)

Oil, Gas & Consumable Fuels (continued)
Cheniere Energy, Inc.*	17,400	$(750,288)
Chesapeake Energy Corp.	2,928	(79,466)
Cobalt International Energy, Inc.*	11,500	(189,175)
Comstock Resources, Inc.	22,100	(404,209)
ConocoPhillips	6,830	(482,540)
CONSOL Energy, Inc.	18,470	(702,599)
Devon Energy Corp.	4,880	(301,926)
Emerald Oil, Inc.*	16,800	(128,688)
Exxon Mobil Corp.	4,765	(482,218)
Golar LNG Ltd. (Norway)	3,700	(134,273)
Gulfport Energy Corp.*	18,000	(1,136,700)
Kodiak Oil & Gas Corp.*	87,500	(980,875)
Northern Oil and Gas, Inc.*	27,200	(409,904)
PDC Energy, Inc.*	13,200	(702,504)
Penn Virginia Corp.*	11,400	(107,502)
Rosetta Resources, Inc.*	14,700	(706,188)
Sanchez Energy Corp.*	13,100	(321,081)
Scorpio Tankers, Inc.	30,100	(354,879)
Spectra Energy Corp.	9,650	(343,733)
Teekay Corp. (Bermuda)	12,400	(595,324)
W&T Offshore, Inc.	9,400	(150,400)
Williams Cos., Inc. (The)	1,100	(42,427)
WPX Energy, Inc.*	13,410	(273,296)

		(12,121,234)

Paper & Forest Products
KapStone Paper and Packaging Corp.*	4,400	(245,784)
Louisiana-Pacific Corp.*	16,113	(298,252)

		(544,036)

Personal Products
Elizabeth Arden, Inc.*	7,200	(255,240)
Estee Lauder Cos., Inc. (The) (Class A Stock)	19,388	(1,460,304)

		(1,715,544)

Pharmaceuticals — (0.1)%
AbbVie, Inc.	14,890	(786,341)
Auxilium Pharmaceuticals, Inc.*	19,600	(406,504)
Bristol-Myers Squibb Co.	2,600	(138,190)
Eli Lilly & Co.	22,769	(1,161,219)
Endo Health Solutions, Inc.*	5,584	(376,697)
Hospira, Inc.*	17,735	(732,101)
Medicines Co. (The)*	12,500	(482,750)
Merck & Co., Inc.	6,710	(335,836)
Nektar Therapeutics*	30,200	(342,770)
Pacira Pharmaceuticals, Inc.*	13,200	(758,868)
Perrigo Co. PLC	6,300	(966,798)
Pfizer, Inc.	34,930	(1,069,906)

		(7,557,980)

Professional Services
Acacia Research Corp.	19,700	(286,438)
Advisory Board Co. (The)*	9,700	(617,599)
Dun & Bradstreet Corp. (The)	2,300	(282,325)
Towers Watson & Co.	5,100	(650,811)
WageWorks, Inc.*	10,700	(636,008)

		(2,473,181)

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)

Real Estate Investment Trusts (REITs) — (0.1)%
American Realty Capital Properties, Inc.	18,839	$(242,270)
AvalonBay Communities, Inc.	2,460	(290,846)
Boston Properties, Inc.	7,900	(792,923)
Cousins Properties, Inc.	31,700	(326,510)
EastGroup Properties, Inc.	4,667	(270,359)
Equity Residential	10,400	(539,448)
Essex Property Trust, Inc.	2,700	(387,477)
Federal Realty Investment Trust	1,600	(162,256)
Health Care REIT, Inc.	4,100	(219,637)
Healthcare Realty Trust, Inc.	3,300	(70,323)
Hudson Pacific Properties, Inc.	17,490	(382,506)
iStar Financial, Inc.*	22,525	(321,432)
Kilroy Realty Corp.	16,200	(812,916)
Macerich Co. (The)	5,040	(296,806)
Mid-America Apartment Communities, Inc.	1,700	(103,258)
NorthStar Realty Finance Corp.	51,140	(687,833)
Omega Healthcare Investors, Inc.	7,890	(235,122)
Parkway Properties, Inc.	1,613	(31,115)
Plum Creek Timber Co., Inc.	19,400	(902,294)
Realty Income Corp.	21,402	(798,937)
Regency Centers Corp.	11,900	(550,970)
Resource Capital Corp.	5,537	(32,834)
Retail Opportunity Investments Corp.	14,300	(210,496)
SL Green Realty Corp.	600	(55,428)
Sr. Housing Properties Trust	16,470	(366,128)
UDR, Inc.	21,590	(504,127)
Vornado Realty Trust	4,700	(417,313)
Washington Real Estate Investment Trust	9,340	(218,182)
Weingarten Realty Investors	10,860	(297,781)

		(10,527,527)

Real Estate Management & Development
Brookfield Office Properties, Inc.	20,450	(393,663)
Forest City Enterprises, Inc. (Class A Stock)*	9,300	(177,630)
Kennedy-Wilson Holdings, Inc.	2,400	(53,400)
Realogy Holdings Corp.*	3,600	(178,092)
St. Joe Co. (The)*	10,600	(203,414)

		(1,006,199)

Road & Rail — (0.1)%
Arkansas Best Corp.	12,200	(410,896)
Avis Budget Group, Inc.*	24,800	(1,002,416)
Genesee & Wyoming, Inc. (Class A Stock)*	12,000	(1,152,600)
Heartland Express, Inc.	53,685	(1,053,300)
Knight Transportation, Inc.	13,649	(250,323)
Werner Enterprises, Inc.	22,191	(548,783)

		(4,418,318)

Semiconductors & Semiconductor Equipment — (0.2)%
Advanced Energy Industries, Inc.*	3,200	(73,152)
Altera Corp.	24,700	(803,491)
Analog Devices, Inc.	17,820	(907,573)
Applied Materials, Inc.	52,541	(929,450)
Applied Micro Circuits Corp.*	11,600	(155,208)
Cavium, Inc.*	14,100	(486,591)
Hittite Microwave Corp.*	1,700	(104,941)
Intel Corp.	66,718	(1,731,999)
Linear Technology Corp.	33,045	(1,505,200)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)

Semiconductors & Semiconductor Equipment (continued)
Microchip Technology, Inc.	32,328	$(1,446,678)
Micron Technology, Inc.*	57,700	(1,255,552)
Monolithic Power Systems, Inc.*	8,600	(298,076)
NVIDIA Corp.	38,326	(613,983)
Rambus, Inc.*	30,721	(290,928)
Spansion, Inc.*	17,800	(247,242)
SunEdison, Inc.*	98,478	(1,285,138)
Taiwan Semiconductor Manufacturing Co.
Ltd. (Taiwan), ADR	63,538	(1,108,103)
TriQuint Semiconductor, Inc.*	15,000	(125,100)
Ultratech, Inc.*	10,800	(313,200)
Veeco Instruments, Inc.*	10,600	(348,846)

		(14,030,451)

Software — (0.1)%
ACI Worldwide, Inc.*	10,400	(676,000)
Adobe Systems, Inc.*	15,300	(916,164)
BroadSoft, Inc.*	12,100	(330,814)
Callidus Software, Inc.*	6,300	(86,499)
Concur Technologies, Inc.*	10,100	(1,042,118)
Electronic Arts, Inc.*	46,939	(1,076,781)
Ellie Mae, Inc.*	3,800	(102,106)
Guidewire Software, Inc.*	12,300	(603,561)
Jive Software, Inc.*	24,000	(270,000)
NetSuite, Inc.*	3,500	(360,570)
Proofpoint, Inc.*	4,600	(152,582)
QLIK Technologies, Inc.*	34,000	(905,420)
Rally Software Development Corp.*	2,300	(44,735)
Red Hat, Inc.*	5,220	(292,529)
salesforce.com, Inc.*	26,290	(1,450,945)
ServiceNow, Inc.*	17,900	(1,002,579)
Synchronoss Technologies, Inc.*	14,600	(453,622)
Take-Two Interactive Software, Inc.*	24,200	(420,354)
Tangoe, Inc.*	15,800	(284,558)

		(10,471,937)

Specialty Retail — (0.1)%
Abercrombie & Fitch Co. (Class A Stock)	5,300	(174,423)
Advance Auto Parts, Inc.	4,810	(532,371)
Aeropostale, Inc.*	5,900	(53,631)
Barnes & Noble, Inc.*	17,500	(261,625)
Bed Bath & Beyond, Inc.*	3,610	(289,883)
Cabela’s, Inc.*	9,300	(619,938)
Conn’s, Inc.*	14,200	(1,118,818)
Five Below, Inc.*	19,700	(851,040)
Monro Muffler Brake, Inc.	11,300	(636,868)
Office Depot, Inc.*	19,000	(100,510)
O’Reilly Automotive, Inc.*	5,730	(737,508)
Pep Boys-Manny Moe & Jack (The)*	22,400	(271,936)
Restoration Hardware Holdings, Inc.*	12,800	(861,440)
Sally Beauty Holdings, Inc.*	25,400	(767,842)
Sonic Automotive, Inc. (Class A Stock)	7,000	(171,360)
Stage Stores, Inc.	14,200	(315,524)
Tiffany & Co.	3,700	(343,286)
Vitamin Shoppe, Inc.*	11,900	(618,919)
Zale Corp.*	12,900	(203,433)

		(8,930,355)

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)

Textiles, Apparel & Luxury Goods
PVH Corp.	6,200	$(843,324)
Quiksilver, Inc.*	72,100	(632,317)
Under Armour, Inc. (Class A Stock)*	10,600	(925,380)

		(2,401,021)

Thrifts & Mortgage Finance
MGIC Investment Corp.*	119,417	(1,007,879)
New York Community Bancorp, Inc.	27,000	(454,950)
Northwest Bancshares, Inc.	10,000	(147,800)
People’s United Financial, Inc.	25,900	(391,608)
Radian Group, Inc.	11,300	(159,556)

		(2,161,793)

Tobacco
Altria Group, Inc.	25,828	(991,537)
Philip Morris International, Inc.	900	(78,417)
Universal Corp.	9,547	(521,266)

		(1,591,220)

Trading Companies & Distributors
Beacon Roofing Supply, Inc.*	11,000	(443,080)
Fastenal Co.	28,600	(1,358,786)
GATX Corp.	3,980	(207,637)
TAL International Group, Inc.	13,000	(745,550)
Textainer Group Holdings Ltd.	1,300	(52,286)

		(2,807,339)

Transportation Infrastructure
Aegean Marine Petroleum Network, Inc. (Greece)	4,919	(55,191)

Water Utilities
Aqua America, Inc.	26,125	(616,289)

Wireless Telecommunication Services
Crown Castle International Corp.	3,700	(271,691)
SBA Communications Corp. (Class A Stock)*	13,300	(1,194,872)
United States Cellular Corp.	3,011	(125,920)

		(1,592,483)

TOTAL COMMON STOCKS (proceeds received $244,573,527)		(298,198,466)

EXCHANGE TRADED FUND
SPDR S&P 500 ETF Trust (proceeds received $938,502)	5,248	(969,148)

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. GOVERNMENT AGENCY OBLIGATIONS — (0.1)%
Federal National Mortgage Assoc.
2.500%	TBA	2,000	(1,809,844)
3.000%	TBA	2,000	(1,898,594)
4.000%	TBA	1,000	(1,026,250)
5.500%	TBA	2,000	(2,199,922)

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (proceeds received $6,961,407)			(6,934,610)

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. TREASURY OBLIGATIONS
U.S. Treasury Notes
0.250%	10/15/15	248	$(247,680)
0.750%	12/31/17	364	(356,119)

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (proceeds received $605,108)			(603,799)

TOTAL SECURITIES SOLD SHORT (proceeds received $253,078,544)			(306,706,023)

OPTIONS WRITTEN*	Counterparty	Notional Amount (000)#
Call Options
90 Day Euribor,
expiring 12/15/14, Strike Price $99.50		EUR	41,000		(31,022)
10 Year U.S. Treasury Notes Futures,
expiring 01/24/14, Strike Price $124.00			2,000		(4,688)
expiring 01/24/14, Strike Price $124.50			2,600		(3,250)
British Pound Futures,
expiring 01/28/14, Strike Price $165.00			91		(69,350)
expiring 01/28/14, Strike Price $166.00			273		(57,356)
expiring 02/28/14, Strike Price $169.00			90		(36,900)
expiring 02/28/14, Strike Price $169.50			90		(29,700)
expiring 03/29/14, Strike Price $171.00			180		(73,800)

Currency Option USD vs JPY, expiring 01/10/14,@ FX Rate 105.50	Barclays Bank PLC		2,400		(10,064)
DAX Index,
expiring 01/17/14, Strike Price $9,450.00		EUR	1		(333,232)
expiring 01/17/14, Strike Price $9,600.00		EUR	1		(192,050)
expiring 01/17/14, Strike Price $9,700.00		EUR	1		(104,994)
expiring 01/17/14, Strike Price $9,750.00		EUR	1		(78,894)
expiring 01/17/14, Strike Price $9,800.00		EUR	1		(48,507)
Euro STOXX 50 Index,
expiring 01/17/14, Strike Price $3,125.00		EUR	2		(111,790)
expiring 01/17/14, Strike Price $3,150.00		EUR	2		(78,253)
expiring 01/17/14, Strike Price $3,250.00		EUR	—	(r)	(532)

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

OPTIONS WRITTEN* (continued)	Counterparty	Notional Amount (000)#		Value (Note 2)

Call Options (continued)
expiring 01/17/14, Strike Price $3,275.00		EUR	2	$(9,026)
Interest Rate Swap Options, Pay a fixed rate of 1.40% and receive a floating rate based on 3-month LIBOR, expiring 01/27/14	Goldman Sachs & Co.		14,300	(120)
Pay a fixed rate of 1.40% and receive a floating rate based on 3-month LIBOR, expiring 01/27/14	Goldman Sachs & Co.		1,100	(9)
Pay a fixed rate of 2.00% and receive a floating rate based on 6-month Euribor, expiring 01/27/14	Barclays Bank PLC	EUR	100	(62)
Pay a fixed rate of 2.00% and receive a floating rate based on 6-month Euribor, expiring 01/27/14	HSBC Bank USA	EUR	200	(124)
Pay a fixed rate of 2.50% and receive a floating rate based on 3-month LIBOR, expiring 01/27/14	Royal Bank of Scotland Group PLC		8,800	(9)
Pay a fixed rate of 2.50% and receive a floating rate based on 3-month LIBOR, expiring 03/03/14	Royal Bank of Scotland Group PLC		3,600	(246)
Pay a fixed rate of 2.50% and receive a floating rate based on 3-month LIBOR, expiring 03/03/14	Royal Bank of Scotland Group PLC		2,000	(137)
Pay a fixed rate of 0.40% and receive a floating rate based on 3-month Euribor, expiring 03/12/14	Deutsche Bank AG	EUR	3,800	(5,612)
Pay a fixed rate of 0.40% and receive a floating rate based on 3-month Euribor, expiring 03/12/14	Royal Bank of Scotland Group PLC	EUR	4,200	(6,203)
Pay a fixed rate of 1.30% and receive a floating rate based on 3-month LIBOR, expiring 03/17/14	Goldman Sachs & Co.		2,800	(156)
Japanese Yen Futures,
expiring 01/28/14, Strike Price $105.50			118	(588)
expiring 01/28/14, Strike Price $106.00			118	(588)

OPTIONS WRITTEN* (continued)	Counterparty	Notional Amount (000)#		Value (Note 2)

Call Options (continued)
Men’s Warehouse, Inc. (The),
expiring 02/22/14, Strike Price $48.00		4		$(16,380)
expiring 02/22/14, Strike Price $50.00		1		(2,475)
S&P 500 Index,
expiring 01/18/14, Strike Price $1,870.00		10		(78,694)
expiring 01/18/14, Strike Price $1,880.00		19		(103,790)
expiring 01/18/14, Strike Price $1,890.00		29		(87,900)
expiring 01/18/14, Strike Price $1,900.00		29		(56,940)
expiring 02/22/14, Strike Price $1,930.00		10		(38,400)
Sprint Corp.,
expiring 01/18/14, Strike Price $10.00		60		(59,598)

				(1,731,439)

Put Options
90 Day Euribor,
expiring 12/15/14, Strike Price $99.50	EUR 41,000			(12,691)
10 Year U.S. Treasury Notes Futures,
expiring 02/28/14, Strike Price $121.00		96		(7,500)
3 Year Eurodollar Mid-Curve Options,
expiring 03/14/14, Strike Price $97.38		43,000		(21,500)
British Pound Futures,
expiring 01/28/14, Strike Price $157.00		89		(894)
expiring 01/28/14, Strike Price $159.00		269		(2,688)
expiring 01/28/14, Strike Price $163.00		13		(131)
expiring 02/28/14, Strike Price $157.00		89		(3,575)
expiring 03/29/14, Strike Price $155.50		90		(9,000)
expiring 03/29/14, Strike Price $156.50		90		(12,600)
Currency Option USD vs JPY,
expiring 01/23/14, @ FX Rate 103.00	Deutsche Bank AG	1,900		(5,134)
DAX Index,
expiring 01/17/14, Strike Price $8,450.00		EUR 2		(10,015)
expiring 01/17/14, Strike Price $8,500.00		EUR 5		(27,908)
expiring 01/17/14, Strike Price $8,700.00		EUR —	(r)	(409)
expiring 01/17/14, Strike Price $9,000.00		EUR 1		(13,962)
expiring 01/17/14, Strike Price $9,100.00		EUR 1		(23,180)
expiring 03/21/14, Strike Price $8,900.00		EUR 1		(111,625)

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

OPTIONS WRITTEN* (continued)	Counterparty	Notional Amount (000)#		Value (Note 2)
Put Options (continued)
Euro STOXX 50 Index,
expiring 01/17/14, Strike Price $2,725.00		EUR	5	$(12,494)
expiring 01/17/14, Strike Price $2,750.00		EUR	7	(20,714)
expiring 01/17/14, Strike Price $2,775.00		EUR	5	(16,112)
expiring 01/17/14, Strike Price $2,825.00		EUR	5	(20,470)
expiring 03/21/14, Strike Price $2,900.00		EUR	2	(103,673)
expiring 03/21/14, Strike Price $2,925.00		EUR	2	(117,379)
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA,
expiring 04/07/20, Strike Price $216.69	Citigroup Global Markets		2,700	(2,845)
expiring 09/29/20, Strike Price $217.97	Citigroup Global Markets		500	(505)
expiring 09/29/20, Strike Price $217.97	Citigroup Global Markets		300	(303)
expiring 10/13/20, Strike Price $218.01	Deutsche Bank AG		500	(444)
Interest Rate Swap Options, Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 01/27/14	Goldman Sachs & Co.		14,300	(19,715)
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 01/27/14	Goldman Sachs & Co.		1,100	(1,517)
Receive a fixed rate of 2.50% and pay a floating rate based on 3-month LIBOR, expiring 01/27/14	Royal Bank of Scotland Group PLC		6,700	(7)
Receive a fixed rate of 2.50% and pay a floating rate based on 6-month Euribor, expiring 01/27/14	Barclays Bank PLC	EUR	100	(17)
Receive a fixed rate of 2.50% and pay a floating rate based on 6-month Euribor, expiring 01/27/14	HSBC Bank USA	EUR	200	(34)
Receive a fixed rate of 3.50% and pay a floating rate based on 3-month LIBOR, expiring 01/27/14	Royal Bank of Scotland Group PLC		7,700	(3,370)
Receive a fixed rate of 0.40% and pay a floating rate based on 3-month Euribor, expiring 03/12/14	Deutsche Bank AG	EUR	3,800	(1,262)

OPTIONS WRITTEN* (continued)	Counterparty	Notional Amount (000)#			Value (Note 2)
Put Options (continued)
Receive a fixed rate of 1.90% and pay a floating rate based on 3-month LIBOR, expiring 03/17/14	Goldman Sachs & Co.		2,800		$(21,128)
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 03/31/14	Goldman Sachs & Co.		10,100		(18,660)
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 03/31/14	Morgan Stanley		13,400		(24,757)
Receive a fixed rate of 2.85% and pay a floating rate based on 3-month LIBOR, expiring 04/14/14	Deutsche Bank AG		4,100		(4,298)
Receive a fixed rate of 2.50% and pay a floating rate based on 3-month LIBOR, expiring 09/21/15	Bank of America N.A.		8,000		(318,232)
Receive a fixed rate of 2.50% and pay a floating rate based on 3-month LIBOR, expiring 09/21/15	Citigroup Global Markets		5,000		(198,895)
Receive a fixed rate of 0.40% and pay a floating rate based on 3-month Euribor, expiring 03/12/24	Royal Bank of Scotland Group PLC	EUR	4,200		(1,395)
Japanese Yen Futures,
expiring 01/28/14, Strike Price $95.00			368		(88,200)
expiring 01/28/14, Strike Price $95.50			61		(35,525)
S&P 500 Index,
expiring 01/18/14, Strike Price $1,550.00			15		(8,030)
expiring 01/18/14, Strike Price $1,600.00			44		(28,795)
expiring 01/18/14, Strike Price $1,620.00			—	(r)	(140)
expiring 01/18/14, Strike Price $1,650.00			15		(16,060)
expiring 01/18/14, Strike Price $1,730.00			10		(21,120)
expiring 01/18/14, Strike Price $1,740.00			10		(22,080)
expiring 01/18/14, Strike Price $1,750.00			14		(34,560)
expiring 02/22/14, Strike Price $1,720.00			24		(187,110)

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

OPTIONS WRITTEN* (continued)	Notional Amount (000)#	Value (Note 2)

Put Options (continued)
expiring 03/22/14, Strike Price $1,675.00	27	$(240,300)

		(1,852,958)

TOTAL OPTIONS WRITTEN (premiums received $5,229,961)		(3,584,397)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT AND OPTIONS WRITTEN —99.7% (cost $7,072,105,031)		7,905,003,897
OTHER ASSETS IN EXCESS OF LIABILITIES(X) — 0.3%		21,788,443

NET ASSETS — 100.0%		$7,926,792,340

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
ABS	Asset-Backed Security
ADR	American Depositary Receipt
ADS	American Depositary Security
ASX	Australian Securities Exchange
bps	Basis Points
CAC	French Stock Index
CDO	Collateralized Debt Obligation
CDX	Credit Derivative Index
CLO	Collateralized Loan Obligation
CPI	Consumer Price Index
CVT	Convertible Security
DAX	German Stock Index
DJUBSTR	Dow Jones-UBS Commodity Index Total Return
EAFE	Europe, Australia, Far East
ETF	Exchange Traded Fund
Euribor	Euro Interbank Offered Rate
FDIC	Federal Deposit Insurance Corp.
FTSE	Financial Times Stock Exchange
IBEX	Spanish Stock Index
iBoxx	Bond Market Indices
IO	Interest Only
LIBOR	London Interbank Offered Rate
MBS	Mortgage-Backed Security
MIB	Milano Italia Borsa
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
N/A	Not Applicable
NDDUEAFE	MSCI EAFE Index
NSA	Non-Seasonally Adjusted
PRFC	Preference Shares

PIK	Payment-in-Kind
RBOB	Reformulated Blendstock for Oxygenate Blending
REIT	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduit
SPDR	Standard & Poor’s Depositary Receipts
SPI	Swiss Performance Index
STOXX	Blue-chip index for the Eurozone
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
TOPIX	Tokyo Stock Price Index
TSX	Toronto Stock Exchange
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
USD	United States Dollar
ZAR	South African Rand

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $133,071,255; cash collateral of $135,500,352 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2013.

(d)	Represents issuer in default on interest payments. Non-income producing security. Such securities may be post maturity.

(g)	Indicates a security that has been deemed illiquid.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(m)	Repurchase agreements are collateralized by Federal Home Loan Mortgage Corp. (coupon 2.205%, maturity date 12/05/22), Federal National Mortgage Assoc. (coupon 4.125%, maturity date 04/15/14) and U.S. Treasury Notes (coupon rates 0.375-2.125%, maturity dates 08/31/15-08/31/20), with the aggregate value, including accrued interest, of $95,738,917.

(n)	Rate shown reflects yield to maturity at purchase date.

(r)	Less than $500 par.

(s)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.

(u)	Represents security, or a portion thereof, segregated as

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

collateral for short contracts.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.
(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)(1)
Long Positions:
454	90 Day Euro Dollar	Jun. 2014	$113,021,925	$113,142,475	$120,550
353	90 Day Euro Dollar	Sep. 2014	87,924,501	87,927,888	3,387
22	90 Day Euro Dollar	Sep. 2014	5,451,955	5,452,150	195
222	90 Day Euro Dollar	Dec. 2014	55,272,465	55,261,350	(11,115)
21	90 Day Euro Dollar	Mar. 2015	5,225,588	5,222,175	(3,413)
8	90 Day Euro Dollar	Jun. 2015	1,983,908	1,986,500	2,592
61	90 Day Euro Dollar	Dec. 2015	15,082,872	15,078,438	(4,434)
56	90 Day Euro Dollar	Mar. 2016	13,844,547	13,799,800	(44,747)
13	90 Day Euro Dollar	Jun. 2016	3,202,028	3,193,288	(8,740)
31	90 Day Euro Dollar	Mar. 2017	7,564,939	7,545,400	(19,539)
35	90 Day Euro Euribor	Jun. 2014	12,004,918	12,002,511	(2,407)
65	90 Day Euro Euribor	Sep. 2014	22,288,606	22,283,670	(4,936)
48	90 Day Euro Euribor	Dec. 2014	16,453,157	16,447,379	(5,778)
100	90 Day Sterling	Jun. 2014	20,571,471	20,564,930	(6,541)
229	90 Day Sterling	Sep. 2014	47,068,623	47,039,178	(29,445)
461	90 Day Sterling	Dec. 2014	94,544,632	94,541,910	(2,722)
99	2 Year U.S. Treasury Notes	Mar. 2014	21,801,604	21,761,438	(40,166)
46	3 Year Australian Treasury Bonds	Mar. 2014	11,874,228	11,884,589	10,361
11	15 Year U.S. Treasury Notes	Mar. 2014	13,391,344	13,243,688	(147,656)
53	10 Year Australian Treasury Bonds	Mar. 2014	39,816,050	39,868,064	52,014
154	10 Year Euro-Bund	Mar. 2014	29,876,173	29,484,358	(391,815)
484	10 Year U.K. Gilt	Mar. 2014	86,890,113	85,406,107	(1,484,006)
709	10 Year U.S. Treasury Notes	Mar. 2014	88,948,771	87,240,234	(1,708,537)
9	20 Year U.S. Treasury Bonds	Mar. 2014	1,162,617	1,154,813	(7,804)
132	CAC40 10 Euro	Jan. 2014	7,399,917	7,805,778	405,861
80	DAX Index	Mar. 2014	25,128,474	26,428,670	1,300,196
800	Euro STOXX 50	Mar. 2014	32,095,202	34,205,530	2,110,328
113	Euro-BTP Italian Government Bond	Mar. 2014	17,783,354	17,849,305	65,951
517	FTSE 100 Index	Mar. 2014	54,861,520	57,339,331	2,477,811
16	Hang Seng Index	Jan. 2014	2,382,510	2,407,232	24,722
85	Mini MSCI EAFE Index	Mar. 2014	7,711,607	8,150,650	439,043
333	Russell 2000 Mini Index	Mar. 2014	36,583,380	38,674,620	2,091,240
202	S&P 500 E-Mini	Mar. 2014	18,065,423	18,595,110	529,687
392	S&P 500 Index	Mar. 2014	173,335,606	180,427,800	7,092,194
575	S&P Mid 400 E-Mini	Mar. 2014	73,729,375	77,015,500	3,286,125
94	S&P/TSX 60 Index	Mar. 2014	13,397,598	13,820,588	422,990
72	TOPIX Index	Mar. 2014	8,638,686	8,905,137	266,451

					16,777,897

Short Positions:
142	2 Year U.S. Treasury Notes	Mar. 2014	31,270,578	31,213,375	57,203
13	5 Year U.S. Treasury Notes	Mar. 2014	1,571,477	1,551,063	20,414
530	10 Year Australian Treasury Bonds	Mar. 2014	394,678,380	394,962,706	(284,326)
759	10 Year Canadian Government Bonds	Mar. 2014	91,498,099	90,558,399	939,700
146	10 Year Euro-Bund	Mar. 2014	28,253,089	27,952,703	300,386
17	10 Year Japanese Bonds	Mar. 2014	23,261,798	23,135,885	125,913
29	10 Year Mini Japanese Government Bonds	Mar. 2014	3,970,668	3,945,333	25,335
131	10 Year U.K. Gilt	Mar. 2014	23,463,635	23,116,116	347,519
169	10 Year U.S. Treasury Notes	Mar. 2014	21,019,651	20,794,922	224,729
19	10 Year USD Deliverable Interest Rate Swap	Mar. 2014	1,943,039	1,914,250	28,789
97	20 Year U.S. Treasury Bonds	Mar. 2014	12,688,891	12,446,313	242,578
29	30 Year USD Deliverable Interest Rate Swap	Mar. 2014	2,854,008	2,790,344	63,664

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Financial futures contracts open at December 31, 2013 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)(1)
Short Positions (continued)
132	Amsterdam Index	Jan. 2014	$14,195,482	$14,612,794	$(417,312)
14	ASX SPI 200 Index	Mar. 2014	1,658,199	1,661,949	(3,750)
10	FTSE 100 Index	Mar. 2014	1,061,395	1,109,078	(47,683)
120	FTSE/MIB Index	Mar. 2014	14,843,307	15,703,673	(860,366)
77	IBEX 35 Index	Jan. 2014	9,927,377	10,454,585	(527,208)
25	JPY/USD Japanese Yen Currency	Mar. 2014	2,978,375	2,969,688	8,687
327	S&P 500 E-Mini	Mar. 2014	28,923,690	30,101,985	(1,178,295)

					(934,023)

					$15,843,874

Commodity futures contracts open at December 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)(1)
Long Positions:
28	Brent Crude	Feb. 2014	$3,055,640	$3,102,400	$46,760
93	Brent Crude	Mar. 2014	9,759,440	10,279,290	519,850
93	Brent Crude	May 2014	9,744,000	10,222,560	478,560
172	Coffee ’C’	Mar. 2014	6,893,925	7,140,150	246,225
140	Copper	Mar. 2014	11,402,094	11,887,750	485,656
139	Copper	May 2014	11,258,386	11,762,875	504,489
635	Corn	Mar. 2014	14,333,428	13,398,500	(934,928)
89	Corn	May 2014	2,011,350	1,914,613	(96,737)
164	Cotton No. 2	Mar. 2014	6,437,130	6,940,480	503,350
11	Gas Oil	Jan. 2014	1,037,575	1,038,675	1,100
67	Gasoline RBOB	Mar. 2014	7,556,768	7,856,406	299,638
15	Gasoline RBOB	Jul. 2014	1,790,695	1,822,023	31,328
277	Gold 100 OZ	Feb. 2014	35,485,770	33,303,710	(2,182,060)
58	Hard Red Winter Wheat	Mar. 2014	2,054,687	1,857,450	(197,237)
57	Hard Red Winter Wheat	Jul. 2014	1,994,969	1,833,975	(160,994)
2	Heating Oil	Feb. 2014	250,404	257,477	7,073
97	Lean Hogs	Feb. 2014	3,552,040	3,314,490	(237,550)
102	Lean Hogs	Oct. 2014	3,386,960	3,417,000	30,040
109	Live Cattle	Feb. 2014	5,848,590	5,869,650	21,060
112	Live Cattle	Jun. 2014	5,689,575	5,798,240	108,665
39	LME Nickel	Jan. 2014	3,243,207	3,239,262	(3,945)
80	LME Nickel	Mar. 2014	6,965,064	6,667,200	(297,864)
38	LME Nickel	May 2014	3,195,784	3,177,636	(18,148)
169	LME PRI Aluminum	Jan. 2014	7,905,720	7,443,393	(462,327)
442	LME PRI Aluminum	Mar. 2014	20,720,573	19,831,987	(888,586)
107	LME PRI Aluminum	May 2014	4,961,169	4,877,194	(83,975)
89	LME Zinc	Jan. 2014	4,215,434	4,550,125	334,691
195	LME Zinc	Mar. 2014	9,459,818	10,032,750	572,932
79	LME Zinc	May 2014	3,932,213	4,066,525	134,312
45	Natural Gas	Feb. 2014	1,957,500	1,903,500	(54,000)
634	Natural Gas	Mar. 2014	25,636,826	26,583,620	946,794
335	Natural Gas	Apr. 2014	13,872,721	13,751,750	(120,971)
162	No. 2 Soft Red Winter Wheat	Mar. 2014	5,335,378	4,902,525	(432,853)
158	No. 2 Soft Red Winter Wheat	Jul. 2014	5,311,502	4,872,325	(439,177)
98	NY Harbor ULSD	Mar. 2014	12,395,590	12,569,441	173,851
122	Silver	Mar. 2014	12,754,203	11,815,700	(938,503)
140	Soybean	Mar. 2014	9,238,375	9,047,500	(190,875)
63	Soybean	Jul. 2014	3,943,036	3,983,175	40,139
113	Soybean Meal	Mar. 2014	4,498,443	4,712,100	213,657
115	Soybean Meal	May 2014	4,762,135	4,687,400	(74,735)
242	Soybean Oil	Mar. 2014	5,909,790	5,681,676	(228,114)
79	Soybean Oil	Jul. 2014	1,973,130	1,889,364	(83,766)

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Commodity futures contracts open at December 31, 2013 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)(1)
Long Positions (continued)
325	Sugar #11 (World)	Mar. 2014	$6,421,038	$5,973,240	$(447,798)
320	Sugar #11 (World)	May 2014	6,152,419	5,935,104	(217,315)
174	WTI Crude	Mar. 2014	17,038,070	17,147,700	109,630
39	WTI Crude	Jun. 2014	3,747,440	3,793,920	46,480
96	WTI Crude	Dec. 2014	8,882,477	8,901,120	18,643

					(2,917,535)

Short Positions:
39	LME Nickel	Jan. 2014	3,252,111	3,239,262	12,849
47	LME Nickel	Mar. 2014	3,938,106	3,916,980	21,126
169	LME PRI Aluminum	Jan. 2014	7,474,449	7,443,394	31,055
221	LME PRI Aluminum	Mar. 2014	10,193,701	9,915,994	277,707
58	LME PRI Aluminum	May 2014	2,648,388	2,643,713	4,675
89	LME Zinc	Jan. 2014	4,297,085	4,550,125	(253,040)
87	LME Zinc	Mar. 2014	4,334,307	4,476,150	(141,843)
13	LME Zinc	May 2014	643,175	669,175	(26,000)

					(73,471)

					$(2,991,006)

(1)	Cash of $6,404,637 and U.S. Treasury Securities with a market value of $64,987,125 has been segregated to cover requirement for open futures contracts as of December 31, 2013. In addition, cash and cash equivalents have been earmarked to cover the notional amount of commodity futures contracts as of December 31, 2013.

Forward foreign currency exchange contracts outstanding at December 31, 2013:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 01/06/14	Bank of America	AUD	1,860	$1,648,468	$1,660,116	$11,648
Expiring 01/06/14	Barclays Capital Group	AUD	22,397	19,855,725	19,990,118	134,393
Expiring 02/04/14	BNP Paribas	AUD	6,429	5,796,335	5,727,050	(69,285)
Expiring 02/04/14	Citigroup Global Markets	AUD	1,738	1,543,332	1,548,237	4,905
Expiring 03/19/14	Barclays Capital Group	AUD	42,096	37,722,483	37,396,014	(326,469)
Expiring 03/19/14	Barclays Capital Group	AUD	7,408	6,638,368	6,580,916	(57,452)
Expiring 03/19/14	Morgan Stanley	AUD	16,382	14,674,234	14,553,050	(121,184)
Expiring 03/19/14	Morgan Stanley	AUD	14,616	13,092,476	12,984,354	(108,122)
Expiring 03/19/14	UBS AG	AUD	200	181,835	177,671	(4,164)
Brazilian Real,
Expiring 01/03/14	BNP Paribas	BRL	1,844	826,891	780,766	(46,125)
Expiring 01/03/14	Hong Kong & Shanghai Bank	BRL	483	206,205	204,503	(1,702)
Expiring 01/03/14	JPMorgan Chase	BRL	8,601	3,877,369	3,642,775	(234,594)
Expiring 01/03/14	Morgan Stanley	BRL	6,744	2,886,865	2,856,170	(30,695)
Expiring 01/03/14	Morgan Stanley	BRL	1,016	434,975	430,350	(4,625)
Expiring 01/03/14	Morgan Stanley	BRL	1,000	423,978	423,492	(486)
Expiring 01/03/14	Morgan Stanley	BRL	33	14,071	13,877	(194)
Expiring 01/03/14	UBS AG	BRL	1,277	575,119	540,943	(34,176)
Expiring 01/15/14	Credit Suisse First Boston Corp.	BRL	3,231	1,369,220	1,364,003	(5,217)
British Pound,
Expiring 01/02/14	BNP Paribas	GBP	3,399	5,557,260	5,628,526	71,266
Expiring 01/02/14	Hong Kong & Shanghai Bank	GBP	2,897	4,693,314	4,797,246	103,932
Expiring 01/02/14	Morgan Stanley	GBP	13,528	22,023,960	22,401,880	377,920
Expiring 03/12/14	Deutsche Bank	GBP	118	192,888	195,305	2,417
Expiring 03/19/14	Barclays Capital Group	GBP	36,972	60,389,457	61,190,913	801,456
Expiring 03/19/14	Barclays Capital Group	GBP	15,063	24,615,076	24,929,290	314,214
Expiring 03/19/14	Barclays Capital Group	GBP	11,828	19,319,055	19,575,447	256,392
Expiring 03/19/14	Morgan Stanley	GBP	9,979	16,307,742	16,515,912	208,170
Expiring 03/19/14	Morgan Stanley	GBP	2,877	4,705,573	4,762,222	56,649
Expiring 03/19/14	Morgan Stanley	GBP	1,952	3,192,663	3,231,098	38,435

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Canadian Dollar,
Expiring 01/02/14	Westpac Banking Corp.	CAD	2,085	$1,979,341	$1,962,716	$(16,625)
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	473	446,033	444,724	(1,309)
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	259	245,436	243,330	(2,106)
Expiring 02/04/14	Westpac Banking Corp.	CAD	991	930,656	932,486	1,830
Expiring 03/19/14	Barclays Capital Group	CAD	8,322	7,790,985	7,819,052	28,067
Expiring 03/19/14	Barclays Capital Group	CAD	4,240	3,969,924	3,984,225	14,301
Expiring 03/19/14	UBS AG	CAD	2,600	2,442,684	2,442,973	289
Chinese Yuan,
Expiring 01/15/14	UBS AG	CNY	32,154	5,263,338	5,306,225	42,887
Expiring 04/25/14	Barclays Capital Group	CNY	1,972	324,000	324,262	262
Expiring 04/25/14	Citigroup Global Markets	CNY	4,685	768,000	770,515	2,515
Expiring 04/25/14	Citigroup Global Markets	CNY	1,604	264,000	263,779	(221)
Expiring 04/25/14	Goldman Sachs & Co.	CNY	2,814	462,000	462,753	753
Expiring 04/25/14	Hong Kong & Shanghai Bank	CNY	1,308	215,000	215,174	174
Expiring 04/25/14	JPMorgan Chase	CNY	2,811	462,000	462,373	373
Expiring 04/25/14	JPMorgan Chase	CNY	1,793	294,000	294,963	963
Expiring 04/25/14	Royal Bank of Scotland Group PLC	CNY	4,687	768,000	770,831	2,831
Expiring 04/25/14	UBS AG	CNY	1,318	216,000	216,707	707
Expiring 04/25/14	UBS AG	CNY	1,311	216,000	215,642	(358)
Expiring 09/08/15	Barclays Capital Group	CNY	1,596	260,000	259,712	(288)
Expiring 09/08/15	Citigroup Global Markets	CNY	3,448	571,428	560,893	(10,535)
Expiring 09/08/15	Citigroup Global Markets	CNY	1,530	252,893	248,910	(3,983)
Expiring 09/08/15	Citigroup Global Markets	CNY	1,090	177,000	177,380	380
Expiring 09/08/15	Morgan Stanley	CNY	738	120,000	120,062	62
Expiring 09/08/15	Morgan Stanley	CNY	554	90,000	90,120	120
Euro,
Expiring 01/02/14	BNP Paribas	EUR	23,866	32,816,099	32,832,881	16,782
Expiring 01/02/14	Citigroup Global Markets	EUR	88,563	121,924,332	121,836,049	(88,283)
Expiring 01/02/14	Citigroup Global Markets	EUR	1,359	1,840,416	1,869,580	29,164
Expiring 01/02/14	Citigroup Global Markets	EUR	682	925,048	938,230	13,182
Expiring 01/02/14	Citigroup Global Markets	EUR	544	735,031	748,382	13,351
Expiring 01/02/14	Hong Kong & Shanghai Bank	EUR	508	696,624	698,857	2,233
Expiring 01/08/14	Royal Bank of Scotland Group PLC	EUR	778	1,055,815	1,070,055	14,240
Expiring 02/04/14	Deutsche Bank	EUR	593	815,148	815,775	627
Expiring 03/19/14	Barclays Capital Group	EUR	60,330	81,725,808	82,994,551	1,268,743
Expiring 03/19/14	Barclays Capital Group	EUR	39,457	53,631,528	54,280,476	648,948
Expiring 03/19/14	Barclays Capital Group	EUR	26,218	35,516,295	36,067,664	551,369
Expiring 03/19/14	Morgan Stanley	EUR	16,215	22,039,817	22,306,501	266,684
Expiring 03/19/14	UBS AG	EUR	6,750	9,300,056	9,285,800	(14,256)
Expiring 03/21/14	Royal Bank of Scotland Group PLC	EUR	89	119,795	122,675	2,880
Expiring 03/21/14	Royal Bank of Scotland Group PLC	EUR	53	71,065	72,626	1,561
Expiring 03/21/14	Royal Bank of Scotland Group PLC	EUR	50	67,055	68,673	1,618
Expiring 03/21/14	Royal Bank of Scotland Group PLC	EUR	46	61,646	63,223	1,577
Expiring 03/21/14	Royal Bank of Scotland Group PLC	EUR	44	59,053	60,198	1,145
Expiring 03/21/14	Royal Bank of Scotland Group PLC	EUR	37	50,021	51,505	1,484
Expiring 03/21/14	Royal Bank of Scotland Group PLC	EUR	37	50,423	51,505	1,082
Expiring 03/21/14	Royal Bank of Scotland Group PLC	EUR	36	49,101	50,020	919

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)			Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Euro (continued),
Expiring 03/21/14	Royal Bank of Scotland Group PLC	EUR	31		$42,151	$42,869	$718
Expiring 03/21/14	Royal Bank of Scotland Group PLC	EUR	23		31,235	31,747	512
Expiring 04/07/14	Citigroup Global Markets	EUR	—	(r)	23	23	—
Expiring 04/07/14	Credit Suisse First Boston Corp.	EUR	—	(r)	75	76	1
Expiring 04/07/14	Royal Bank of Scotland Group PLC	EUR	2		3,157	3,252	95
Expiring 04/07/14	Royal Bank of Scotland Group PLC	EUR	2		2,431	2,496	65
Expiring 04/07/14	Royal Bank of Scotland Group PLC	EUR	1		1,436	1,493	57
Expiring 04/07/14	Royal Bank of Scotland Group PLC	EUR	1		1,308	1,321	13
Expiring 04/07/14	Royal Bank of Scotland Group PLC	EUR	1		905	948	43
Expiring 04/07/14	Royal Bank of Scotland Group PLC	EUR	1		978	1,011	33
Expiring 04/07/14	Royal Bank of Scotland Group PLC	EUR	1		787	816	29
Expiring 04/07/14	Royal Bank of Scotland Group PLC	EUR	1		770	782	12
Expiring 04/07/14	Royal Bank of Scotland Group PLC	EUR	1		692	710	18
Expiring 04/07/14	Royal Bank of Scotland Group PLC	EUR	1		617	627	10
Expiring 04/07/14	Royal Bank of Scotland Group PLC	EUR	1		646	649	3
Expiring 04/07/14	Royal Bank of Scotland Group PLC	EUR	1		628	629	1
Expiring 04/07/14	Royal Bank of Scotland Group PLC	EUR	1		665	665	—
Expiring 04/07/14	Royal Bank of Scotland Group PLC	EUR	—	(r)	570	587	17
Expiring 04/07/14	Royal Bank of Scotland Group PLC	EUR	—	(r)	436	449	13
Expiring 04/07/14	Royal Bank of Scotland Group PLC	EUR	—	(r)	360	372	12
Expiring 04/07/14	Royal Bank of Scotland Group PLC	EUR	—	(r)	396	408	12
Expiring 04/07/14	Royal Bank of Scotland Group PLC	EUR	—	(r)	367	378	11
Expiring 04/07/14	Royal Bank of Scotland Group PLC	EUR	—	(r)	343	351	8
Expiring 04/07/14	Royal Bank of Scotland Group PLC	EUR	—	(r)	427	429	2
Expiring 04/07/14	Royal Bank of Scotland Group PLC	EUR	—	(r)	223	233	10
Expiring 04/07/14	Royal Bank of Scotland Group PLC	EUR	—	(r)	194	201	7
Expiring 04/07/14	Royal Bank of Scotland Group PLC	EUR	—	(r)	183	190	7
Expiring 04/07/14	Royal Bank of Scotland Group PLC	EUR	—	(r)	149	154	5
Expiring 04/07/14	Royal Bank of Scotland Group PLC	EUR	—	(r)	183	188	5
Expiring 04/07/14	Royal Bank of Scotland Group PLC	EUR	—	(r)	126	131	5

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)			Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Euro (continued),
Expiring 04/07/14	Royal Bank of Scotland Group PLC	EUR	—	(r)	$146	$150	$4
Expiring 04/07/14	Royal Bank of Scotland Group PLC	EUR	—	(r)	191	194	3
Expiring 04/07/14	Royal Bank of Scotland Group PLC	EUR	—	(r)	140	142	2
Expiring 04/07/14	Royal Bank of Scotland Group PLC	EUR	—	(r)	133	135	2
Expiring 04/07/14	Royal Bank of Scotland Group PLC	EUR	—	(r)	121	123	2
Expiring 04/07/14	Royal Bank of Scotland Group PLC	EUR	—	(r)	122	124	2
Expiring 04/07/14	Royal Bank of Scotland Group PLC	EUR	—	(r)	103	105	2
Expiring 04/07/14	Royal Bank of Scotland Group PLC	EUR	—	(r)	67	68	1
Expiring 04/07/14	Royal Bank of Scotland Group PLC	EUR	—	(r)	83	84	1
Expiring 04/07/14	Royal Bank of Scotland Group PLC	EUR	—	(r)	93	94	1
Expiring 04/07/14	Royal Bank of Scotland Group PLC	EUR	—	(r)	41	43	2
Expiring 04/07/14	Royal Bank of Scotland Group PLC	EUR	—	(r)	45	46	1
Expiring 04/07/14	Royal Bank of Scotland Group PLC	EUR	—	(r)	62	63	1
Expiring 04/07/14	Royal Bank of Scotland Group PLC	EUR	—	(r)	55	56	1
Expiring 04/07/14	Royal Bank of Scotland Group PLC	EUR	—	(r)	28	29	1
Expiring 04/07/14	Royal Bank of Scotland Group PLC	EUR	—	(r)	65	66	1
Expiring 04/07/14	Royal Bank of Scotland Group PLC	EUR	—	(r)	11	11	—
Expiring 04/07/14	Royal Bank of Scotland Group PLC	EUR	—	(r)	9	9	—
Expiring 04/07/14	Royal Bank of Scotland Group PLC	EUR	—	(r)	59	59	—
Japanese Yen,
Expiring 01/06/14	Goldman Sachs & Co.	JPY	279,450		2,700,000	2,653,672	(46,328)
Expiring 02/04/14	Barclays Capital Group	JPY	44,100		428,117	418,835	(9,282)
Expiring 02/04/14	JPMorgan Chase	JPY	1,364,800		13,218,722	12,962,042	(256,680)
Expiring 02/04/14	JPMorgan Chase	JPY	91,900		894,818	872,811	(22,007)
Expiring 03/19/14	Barclays Capital Group	JPY	6,045,731		58,955,654	57,431,697	(1,523,957)
Expiring 03/19/14	Barclays Capital Group	JPY	1,404,293		13,694,126	13,340,144	(353,982)
Expiring 03/19/14	Barclays Capital Group	JPY	491,303		4,669,010	4,667,154	(1,856)
Expiring 03/19/14	Barclays Capital Group	JPY	474,074		4,541,540	4,503,484	(38,056)
Expiring 03/19/14	Barclays Capital Group	JPY	205,408		1,967,774	1,951,285	(16,489)
Expiring 03/19/14	Barclays Capital Group	JPY	187,123		1,778,294	1,777,587	(707)
Expiring 03/19/14	Morgan Stanley	JPY	1,191,123		11,628,879	11,315,124	(313,755)
Expiring 03/19/14	Morgan Stanley	JPY	1,013,381		9,856,791	9,626,662	(230,129)
Expiring 03/19/14	Morgan Stanley	JPY	449,421		4,371,355	4,269,296	(102,059)
Expiring 03/19/14	Morgan Stanley	JPY	143,806		1,403,971	1,366,091	(37,880)
Mexican Peso,
Expiring 03/06/14	Credit Suisse First Boston Corp.	MXN	1,313		100,042	100,042	—
New Zealand Dollar,
Expiring 01/06/14	UBS AG	NZD	15,944		13,013,254	13,106,477	93,223
Expiring 01/06/14	UBS AG	NZD	654		533,797	537,608	3,811
Expiring 03/19/14	Barclays Capital Group	NZD	11,072		9,098,737	9,053,831	(44,906)

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
New Zealand Dollar (continued),
Expiring 03/19/14	Barclays Capital Group	NZD	3,568	$2,932,392	$2,917,919	$(14,473)
Expiring 03/19/14	Morgan Stanley	NZD	21,019	17,086,736	17,187,010	100,274
Expiring 03/19/14	Morgan Stanley	NZD	12,072	9,813,389	9,870,979	57,590
Norwegian Krone,
Expiring 02/04/14	BNP Paribas	NOK	4,075	660,501	670,963	10,462
Expiring 02/04/14	Hong Kong & Shanghai Bank	NOK	2,415	395,772	397,638	1,866
Expiring 02/04/14	JPMorgan Chase	NOK	4,065	657,173	669,317	12,144
Expiring 03/19/14	Barclays Capital Group	NOK	201,743	32,711,730	33,165,432	453,702
Expiring 03/19/14	Barclays Capital Group	NOK	91,048	14,763,011	14,967,770	204,759
Expiring 03/19/14	Barclays Capital Group	NOK	79,066	12,789,617	12,997,953	208,336
Expiring 03/19/14	Morgan Stanley	NOK	77,696	12,638,432	12,772,796	134,364
Expiring 03/19/14	Morgan Stanley	NOK	41,270	6,678,945	6,784,587	105,642
Expiring 03/19/14	Morgan Stanley	NOK	38,379	6,247,304	6,309,214	61,910
Expiring 03/19/14	Morgan Stanley	NOK	19,434	3,149,298	3,194,915	45,617
Expiring 03/19/14	Morgan Stanley	NOK	16,252	2,643,575	2,671,680	28,105
Russian Ruble,
Expiring 01/15/14	Citigroup Global Markets	RUB	1,105	34,143	33,492	(651)
Swedish Krona,
Expiring 01/07/14	Royal Bank of Scotland Group PLC	SEK	1,766	275,183	274,552	(631)
Expiring 03/19/14	Barclays Capital Group	SEK	40,785	6,196,932	6,332,630	135,698
Expiring 03/19/14	Barclays Capital Group	SEK	31,397	4,835,759	4,875,006	39,247
Expiring 03/19/14	Barclays Capital Group	SEK	15,925	2,419,607	2,472,591	52,984
Expiring 03/19/14	Barclays Capital Group	SEK	14,107	2,172,687	2,190,320	17,633
Expiring 03/19/14	Morgan Stanley	SEK	87,012	13,323,405	13,510,226	186,821
Expiring 03/19/14	Morgan Stanley	SEK	30,866	4,725,497	4,792,528	67,031
Expiring 03/19/14	UBS AG	SEK	38,000	5,810,991	5,900,183	89,192
Swiss Franc,
Expiring 01/06/14	Deutsche Bank	CHF	201	226,607	225,333	(1,274)
Expiring 03/19/14	Morgan Stanley	CHF	1,351	1,509,782	1,515,490	5,708
Expiring 03/19/14	Morgan Stanley	CHF	918	1,032,961	1,029,698	(3,263)
Expiring 03/19/14	Morgan Stanley	CHF	836	938,325	937,830	(495)
Expiring 03/19/14	Morgan Stanley	CHF	665	742,835	745,643	2,808
Expiring 03/19/14	Morgan Stanley	CHF	420	474,761	471,560	(3,201)
Expiring 03/19/14	Morgan Stanley	CHF	386	428,008	432,640	4,632
Expiring 03/19/14	Morgan Stanley	CHF	372	419,268	417,231	(2,037)
Expiring 03/19/14	Morgan Stanley	CHF	209	235,536	234,391	(1,145)
Expiring 03/19/14	Morgan Stanley	CHF	188	211,627	210,651	(976)
Expiring 03/19/14	Morgan Stanley	CHF	156	175,405	175,140	(265)
Expiring 03/19/14	Morgan Stanley	CHF	111	124,368	124,302	(66)
Expiring 03/19/14	Morgan Stanley	CHF	101	114,293	113,522	(771)
Expiring 03/19/14	Morgan Stanley	CHF	80	89,919	89,504	(415)
Expiring 03/19/14	Morgan Stanley	CHF	76	85,148	84,879	(269)
Expiring 03/19/14	Morgan Stanley	CHF	63	69,761	70,516	755
Expiring 03/19/14	Morgan Stanley	CHF	14	15,489	15,542	53

				$987,648,919	$990,880,478	$3,231,559

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 01/06/14	BNP Paribas	AUD	1,423	$1,295,552	$1,270,078	$25,474
Expiring 01/06/14	Citigroup Global Markets	AUD	17,551	16,017,359	15,664,891	352,468
Expiring 01/06/14	Citigroup Global Markets	AUD	1,860	1,697,469	1,660,116	37,353
Expiring 01/06/14	Citigroup Global Markets	AUD	1,463	1,327,333	1,305,779	21,554
Expiring 01/06/14	Citigroup Global Markets	AUD	570	513,222	508,745	4,477
Expiring 01/06/14	JPMorgan Chase	AUD	890	811,406	794,357	17,049

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar (continued),
Expiring 01/06/14	UBS AG	AUD	500	$455,422	$446,268	$9,154
Expiring 02/04/14	Bank of America	AUD	1,860	1,645,291	1,656,916	(11,625)
Expiring 02/04/14	Barclays Capital Group	AUD	22,397	19,817,807	19,951,584	(133,777)
Expiring 02/04/14	Hong Kong & Shanghai Bank	AUD	2,210	1,953,823	1,968,701	(14,878)
Expiring 02/04/14	Hong Kong & Shanghai Bank	AUD	589	520,748	524,690	(3,942)
Expiring 02/04/14	JPMorgan Chase	AUD	871	776,128	775,900	228
Expiring 03/19/14	Barclays Capital Group	AUD	7,334	6,616,290	6,515,137	101,153
Expiring 03/19/14	Barclays Capital Group	AUD	6,889	6,194,777	6,119,591	75,186
Expiring 03/19/14	Barclays Capital Group	AUD	3,026	2,729,863	2,688,128	41,735
Expiring 03/19/14	Barclays Capital Group	AUD	2,803	2,520,608	2,490,015	30,593
Brazilian Real,
Expiring 01/03/14	Citigroup Global Markets	BRL	2,912	1,246,258	1,233,376	12,882
Expiring 01/03/14	Citigroup Global Markets	BRL	2,783	1,201,077	1,178,794	22,283
Expiring 01/03/14	Deutsche Bank	BRL	569	251,155	240,836	10,319
Expiring 01/03/14	Hong Kong & Shanghai Bank	BRL	2,991	1,294,190	1,266,562	27,628
Expiring 01/03/14	Hong Kong & Shanghai Bank	BRL	281	121,866	118,950	2,916
Expiring 01/03/14	Hong Kong & Shanghai Bank	BRL	202	87,880	85,639	2,241
Expiring 01/03/14	Morgan Stanley	BRL	2,909	1,251,511	1,232,108	19,403
Expiring 01/03/14	Morgan Stanley	BRL	2,739	1,198,165	1,160,205	37,960
Expiring 01/03/14	Morgan Stanley	BRL	2,169	940,732	918,657	22,075
Expiring 01/03/14	Morgan Stanley	BRL	832	356,222	352,238	3,984
Expiring 01/03/14	Morgan Stanley	BRL	779	330,165	329,787	378
Expiring 01/03/14	Morgan Stanley	BRL	742	328,478	314,412	14,066
Expiring 01/03/14	Morgan Stanley	BRL	483	206,205	204,503	1,702
Expiring 01/03/14	UBS AG	BRL	606	264,969	256,810	8,159
Expiring 01/15/14	Citigroup Global Markets	BRL	12,940	5,723,220	5,463,402	259,818
Expiring 01/15/14	Citigroup Global Markets	BRL	2,863	1,269,878	1,208,744	61,134
Expiring 01/15/14	Citigroup Global Markets	BRL	2,863	1,268,753	1,208,745	60,008
Expiring 01/15/14	Citigroup Global Markets	BRL	477	214,257	201,409	12,848
Expiring 02/04/14	Morgan Stanley	BRL	6,744	2,864,304	2,832,791	31,513
Expiring 02/04/14	Morgan Stanley	BRL	1,016	431,576	426,828	4,748
Expiring 02/04/14	Morgan Stanley	BRL	33	13,961	13,763	198
British Pound,
Expiring 01/02/14	Credit Suisse First Boston Corp.	GBP	16,801	27,208,619	27,821,757	(613,138)
Expiring 01/02/14	Hong Kong & Shanghai Bank	GBP	2,197	3,590,138	3,638,091	(47,953)
Expiring 01/02/14	JPMorgan Chase	GBP	826	1,345,752	1,367,803	(22,051)
Expiring 02/04/14	Barclays Capital Group	GBP	13,528	22,018,927	22,396,769	(377,842)
Expiring 03/12/14	Barclays Capital Group	GBP	1,088	1,780,178	1,800,783	(20,605)
Expiring 03/19/14	Barclays Capital Group	GBP	3,348	5,517,704	5,541,769	(24,065)
Expiring 03/19/14	Barclays Capital Group	GBP	1,542	2,540,605	2,551,686	(11,081)
Expiring 03/19/14	Morgan Stanley	GBP	2,796	4,585,457	4,628,230	(42,773)
Expiring 03/19/14	Morgan Stanley	GBP	1,695	2,765,051	2,805,310	(40,259)
Expiring 03/19/14	UBS AG	GBP	2,063	3,388,533	3,413,522	(24,989)
Canadian Dollar,
Expiring 01/02/14	Barclays Capital Group	CAD	2,360	2,231,062	2,221,587	9,475
Expiring 01/02/14	Citigroup Global Markets	CAD	764	717,168	719,192	(2,024)
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	189	182,746	177,717	5,029
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	90	85,705	84,968	737
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	68	65,691	63,969	1,722
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	46	44,659	43,433	1,226
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	41	39,551	38,538	1,013
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	35	33,446	33,076	370

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Canadian Dollar (continued),
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	27	$26,218	$25,609	$609
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	24	23,179	22,674	505
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	21	20,607	20,158	449
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	21	20,618	20,187	431
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	18	17,200	16,762	438
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	18	16,570	16,462	108
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	16	15,379	15,063	316
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	15	14,402	14,122	280
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	15	14,318	14,148	170
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	13	12,758	12,455	303
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	13	11,919	11,834	85
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	11	10,462	10,204	258
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	10	10,025	9,743	282
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	9	8,530	8,396	134
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	8	7,648	7,538	110
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	8	7,542	7,478	64
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	7	6,921	6,823	98
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	7	6,638	6,520	118
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	7	6,604	6,427	177
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	7	6,538	6,368	170
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	7	6,323	6,202	121
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	6	5,999	6,024	(25)
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	6	6,174	5,961	213
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	6	5,647	5,591	56
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	6	5,202	5,156	46
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	6	5,157	5,152	5
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	5	5,015	4,975	40
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	5	4,643	4,567	76
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	5	4,552	4,556	(4)

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Sale Contracts	Counterparty	Notional Amount (000)			Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Canadian Dollar (continued),
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	5		$4,392	$4,266	$126
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	4		4,196	4,072	124
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	4		3,977	3,984	(7)
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	4		3,816	3,748	68
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	4		3,517	3,421	96
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	3		2,975	2,882	93
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	3		2,951	2,899	52
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	3		2,842	2,806	36
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	3		2,361	2,367	(6)
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	2		2,109	2,079	30
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	2		1,945	1,905	40
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	2		1,770	1,719	51
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	2		1,724	1,677	47
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	2		1,584	1,563	21
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	2		1,470	1,428	42
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	2		1,446	1,451	(5)
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	1		1,312	1,274	38
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	1		1,334	1,315	19
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	1		1,251	1,232	19
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	1		1,217	1,214	3
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	1		1,117	1,098	19
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	1		964	937	27
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	1		724	723	1
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	1		694	673	21
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	1		653	642	11
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	1		524	516	8
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	—	(r)	346	342	4
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	—	(r)	255	254	1
Expiring 01/07/14	Royal Bank of Scotland Group PLC	CAD	—	(r)	17	17	—

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Canadian Dollar (continued),
Expiring 02/04/14	Barclays Capital Group	CAD	897	$842,004	$843,696	$(1,692)
Expiring 02/07/14	Royal Bank of Scotland Group PLC	CAD	136	127,359	127,482	(123)
Expiring 02/07/14	Royal Bank of Scotland Group PLC	CAD	127	121,525	119,816	1,709
Expiring 02/07/14	Royal Bank of Scotland Group PLC	CAD	50	46,689	46,836	(147)
Expiring 02/07/14	Royal Bank of Scotland Group PLC	CAD	31	29,709	29,467	242
Expiring 02/07/14	Royal Bank of Scotland Group PLC	CAD	28	26,241	25,840	401
Expiring 02/07/14	Royal Bank of Scotland Group PLC	CAD	25	23,190	23,249	(59)
Expiring 02/07/14	Royal Bank of Scotland Group PLC	CAD	23	21,593	21,622	(29)
Expiring 02/07/14	Royal Bank of Scotland Group PLC	CAD	20	18,277	18,352	(75)
Expiring 02/07/14	Royal Bank of Scotland Group PLC	CAD	17	15,815	15,797	18
Expiring 02/07/14	Royal Bank of Scotland Group PLC	CAD	15	14,054	14,135	(81)
Expiring 02/07/14	Royal Bank of Scotland Group PLC	CAD	13	12,307	12,276	31
Expiring 02/07/14	Royal Bank of Scotland Group PLC	CAD	10	9,352	9,328	24
Expiring 02/07/14	Royal Bank of Scotland Group PLC	CAD	9	7,915	7,969	(54)
Expiring 02/07/14	Royal Bank of Scotland Group PLC	CAD	6	6,003	6,022	(19)
Expiring 02/07/14	Royal Bank of Scotland Group PLC	CAD	6	5,696	5,683	13
Expiring 02/07/14	Royal Bank of Scotland Group PLC	CAD	6	5,208	5,218	(10)
Expiring 02/07/14	Royal Bank of Scotland Group PLC	CAD	5	4,417	4,414	3
Expiring 02/07/14	Royal Bank of Scotland Group PLC	CAD	4	4,139	4,145	(6)
Expiring 02/07/14	Royal Bank of Scotland Group PLC	CAD	3	3,249	3,217	32
Expiring 02/07/14	Royal Bank of Scotland Group PLC	CAD	2	1,876	1,877	(1)
Expiring 02/07/14	Royal Bank of Scotland Group PLC	CAD	1	984	983	1
Expiring 02/07/14	Royal Bank of Scotland Group PLC	CAD	1	955	965	(10)
Expiring 02/07/14	Royal Bank of Scotland Group PLC	CAD	1	715	715	—
Expiring 02/07/14	Royal Bank of Scotland Group PLC	CAD	9	8,812	8,827	(15)
Expiring 02/19/14	Royal Bank of Scotland Group PLC	CAD	51	48,956	47,577	1,379
Expiring 02/19/14	Royal Bank of Scotland Group PLC	CAD	37	35,576	34,976	600
Expiring 02/19/14	Royal Bank of Scotland Group PLC	CAD	35	33,086	32,403	683
Expiring 02/19/14	Royal Bank of Scotland Group PLC	CAD	33	32,352	31,417	935

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Canadian Dollar (continued),
Expiring 02/19/14	Royal Bank of Scotland Group PLC	CAD	31	$29,907	$29,125	$782
Expiring 02/19/14	Royal Bank of Scotland Group PLC	CAD	31	29,267	28,850	417
Expiring 02/19/14	Royal Bank of Scotland Group PLC	CAD	30	29,147	28,550	597
Expiring 02/19/14	Royal Bank of Scotland Group PLC	CAD	23	22,231	21,845	386
Expiring 02/19/14	Royal Bank of Scotland Group PLC	CAD	22	20,650	20,367	283
Expiring 02/19/14	Royal Bank of Scotland Group PLC	CAD	19	17,793	17,618	175
Expiring 02/19/14	Royal Bank of Scotland Group PLC	CAD	19	17,464	17,361	103
Expiring 02/19/14	Royal Bank of Scotland Group PLC	CAD	17	16,675	16,390	285
Expiring 02/19/14	Royal Bank of Scotland Group PLC	CAD	17	16,388	16,284	104
Expiring 02/19/14	Royal Bank of Scotland Group PLC	CAD	16	15,263	15,302	(39)
Expiring 02/19/14	Royal Bank of Scotland Group PLC	CAD	16	15,493	15,259	234
Expiring 02/19/14	Royal Bank of Scotland Group PLC	CAD	16	15,201	15,010	191
Expiring 02/19/14	Royal Bank of Scotland Group PLC	CAD	16	15,094	14,883	211
Expiring 02/19/14	Royal Bank of Scotland Group PLC	CAD	14	12,826	12,675	151
Expiring 02/19/14	Royal Bank of Scotland Group PLC	CAD	13	11,863	11,905	(42)
Expiring 02/19/14	Royal Bank of Scotland Group PLC	CAD	12	11,620	11,468	152
Expiring 02/19/14	Royal Bank of Scotland Group PLC	CAD	11	10,739	10,720	19
Expiring 02/19/14	Royal Bank of Scotland Group PLC	CAD	10	9,642	9,536	106
Expiring 02/19/14	Royal Bank of Scotland Group PLC	CAD	9	9,013	8,873	140
Expiring 02/19/14	Royal Bank of Scotland Group PLC	CAD	9	8,893	8,765	128
Expiring 02/19/14	Royal Bank of Scotland Group PLC	CAD	9	8,556	8,489	67
Expiring 02/19/14	Royal Bank of Scotland Group PLC	CAD	9	8,168	8,050	118
Expiring 02/19/14	Royal Bank of Scotland Group PLC	CAD	9	8,099	7,982	117
Expiring 02/19/14	Royal Bank of Scotland Group PLC	CAD	8	7,405	7,311	94
Expiring 02/19/14	Royal Bank of Scotland Group PLC	CAD	7	6,520	6,415	105
Expiring 02/19/14	Royal Bank of Scotland Group PLC	CAD	6	5,825	5,825	—
Expiring 02/19/14	Royal Bank of Scotland Group PLC	CAD	6	5,282	5,189	93
Expiring 02/19/14	Royal Bank of Scotland Group PLC	CAD	5	5,055	4,903	152
Expiring 02/19/14	Royal Bank of Scotland Group PLC	CAD	5	4,383	4,307	76

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Sale Contracts	Counterparty	Notional Amount (000)			Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Canadian Dollar (continued),
Expiring 02/19/14	Royal Bank of Scotland Group PLC	CAD	3		$3,056	$2,958	$98
Expiring 02/19/14	Royal Bank of Scotland Group PLC	CAD	3		2,716	2,669	47
Expiring 03/07/14	Barclays Capital Group	CAD	—	(r)	39	39	—
Expiring 03/07/14	Royal Bank of Scotland Group PLC	CAD	19		17,734	17,808	(74)
Expiring 03/07/14	Royal Bank of Scotland Group PLC	CAD	1		1,353	1,334	19
Expiring 03/07/14	Royal Bank of Scotland Group PLC	CAD	1		612	605	7
Expiring 03/07/14	Royal Bank of Scotland Group PLC	CAD	—	(r)	394	395	(1)
Expiring 03/07/14	Royal Bank of Scotland Group PLC	CAD	—	(r)	286	282	4
Expiring 03/07/14	Royal Bank of Scotland Group PLC	CAD	—	(r)	248	245	3
Expiring 03/07/14	Royal Bank of Scotland Group PLC	CAD	—	(r)	301	303	(2)
Expiring 03/07/14	Royal Bank of Scotland Group PLC	CAD	—	(r)	201	198	3
Expiring 03/07/14	Royal Bank of Scotland Group PLC	CAD	—	(r)	167	165	2
Expiring 03/07/14	Royal Bank of Scotland Group PLC	CAD	—	(r)	166	165	1
Expiring 03/07/14	Royal Bank of Scotland Group PLC	CAD	—	(r)	139	138	1
Expiring 03/07/14	Royal Bank of Scotland Group PLC	CAD	—	(r)	80	79	1
Expiring 03/07/14	Royal Bank of Scotland Group PLC	CAD	—	(r)	2	2	—
Expiring 03/07/14	Royal Bank of Scotland Group PLC	CAD	—	(r)	44	44	—
Expiring 03/07/14	Royal Bank of Scotland Group PLC	CAD	—	(r)	26	26	—
Expiring 03/07/14	Royal Bank of Scotland Group PLC	CAD	—	(r)	7	7	—
Expiring 03/07/14	Royal Bank of Scotland Group PLC	CAD	—	(r)	45	45	—
Expiring 03/07/14	Royal Bank of Scotland Group PLC	CAD	—	(r)	41	41	—
Expiring 03/07/14	Royal Bank of Scotland Group PLC	CAD	—	(r)	42	42	—
Expiring 03/07/14	Royal Bank of Scotland Group PLC	CAD	—	(r)	14	14	—
Expiring 03/19/14	Barclays Capital Group	CAD	34,134		31,860,658	32,072,009	(211,351)
Expiring 03/19/14	Barclays Capital Group	CAD	13,073		12,218,182	12,283,493	(65,311)
Expiring 03/19/14	Morgan Stanley	CAD	68,849		64,264,147	64,690,450	(426,303)
Expiring 03/19/14	Morgan Stanley	CAD	43,310		40,494,350	40,694,224	(199,874)
Expiring 03/19/14	Morgan Stanley	CAD	13,773		12,878,009	12,941,573	(63,564)
Expiring 03/19/14	Morgan Stanley	CAD	5,829		5,448,984	5,477,334	(28,350)
Expiring 03/20/14	Citigroup Global Markets	CAD	5,296		4,990,036	4,976,024	14,012
Expiring 03/31/14	Royal Bank of Scotland Group PLC	CAD	261		247,605	245,515	2,090
Expiring 03/31/14	Royal Bank of Scotland Group PLC	CAD	22		20,596	20,584	12
Expiring 03/31/14	Royal Bank of Scotland Group PLC	CAD	—	(r)	142	142	—

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Chinese Yuan,
Expiring 01/15/14	UBS AG	CNY	32,154	$5,212,991	$5,306,224	$(93,233)
Expiring 04/22/14	UBS AG	CNY	32,154	5,259,463	5,288,659	(29,196)
Danish Krone,
Expiring 01/03/14	Hong Kong & Shanghai Bank	DKK	720	131,340	132,777	(1,437)
Expiring 02/04/14	Credit Suisse First Boston Corp.	DKK	720	132,972	132,811	161
Expiring 04/01/14	BNP Paribas	DKK	55,700	10,157,931	10,278,773	(120,842)
Expiring 04/01/14	BNP Paribas	DKK	1,075	195,883	198,379	(2,496)
Expiring 04/01/14	Hong Kong & Shanghai Bank	DKK	3,360	622,759	620,048	2,711
Euro,
Expiring 01/02/14	Citigroup Global Markets	EUR	738	1,010,622	1,015,269	(4,647)
Expiring 01/02/14	Credit Suisse First Boston Corp.	EUR	44,635	60,367,078	61,404,219	(1,037,141)
Expiring 01/02/14	JPMorgan Chase	EUR	68,182	91,747,143	93,798,484	(2,051,341)
Expiring 01/02/14	Westpac Banking Corp.	EUR	1,967	2,646,604	2,706,008	(59,404)
Expiring 01/08/14	Royal Bank of Scotland Group PLC	EUR	568	757,144	781,644	(24,500)
Expiring 01/08/14	Royal Bank of Scotland Group PLC	EUR	58	76,746	79,165	(2,419)
Expiring 01/08/14	Royal Bank of Scotland Group PLC	EUR	54	71,491	74,398	(2,907)
Expiring 01/08/14	Royal Bank of Scotland Group PLC	EUR	22	29,138	30,341	(1,203)
Expiring 01/08/14	Royal Bank of Scotland Group PLC	EUR	19	25,395	26,621	(1,226)
Expiring 01/08/14	Royal Bank of Scotland Group PLC	EUR	19	24,822	25,923	(1,101)
Expiring 01/08/14	Royal Bank of Scotland Group PLC	EUR	17	21,879	22,784	(905)
Expiring 01/08/14	Royal Bank of Scotland Group PLC	EUR	12	15,613	16,042	(429)
Expiring 01/08/14	Royal Bank of Scotland Group PLC	EUR	8	10,859	11,276	(417)
Expiring 01/08/14	Royal Bank of Scotland Group PLC	EUR	1	1,804	1,860	(56)
Expiring 01/13/14	Royal Bank of Scotland Group PLC	EUR	838	1,151,409	1,152,660	(1,251)
Expiring 02/04/14	BNP Paribas	EUR	23,866	32,815,383	32,832,203	(16,820)
Expiring 02/04/14	BNP Paribas	EUR	291	400,865	399,890	975
Expiring 02/04/14	Citigroup Global Markets	EUR	88,563	121,921,587	121,833,535	88,052
Expiring 02/04/14	Credit Suisse First Boston Corp.	EUR	5,748	7,919,313	7,907,379	11,934
Expiring 02/21/14	Royal Bank of Scotland Group PLC	EUR	12	15,822	15,852	(30)
Expiring 02/21/14	Royal Bank of Scotland Group PLC	EUR	5	6,520	6,518	2
Expiring 02/21/14	Royal Bank of Scotland Group PLC	EUR	4	5,263	5,252	11
Expiring 02/21/14	Royal Bank of Scotland Group PLC	EUR	2	2,564	2,563	1
Expiring 03/13/14	Citigroup Global Markets	EUR	7,526	10,374,290	10,353,306	20,984
Expiring 03/19/14	Barclays Capital Group	EUR	852	1,163,915	1,171,408	(7,493)
Expiring 03/19/14	Barclays Capital Group	EUR	696	957,728	958,043	(315)
Expiring 03/19/14	Barclays Capital Group	EUR	490	672,109	673,797	(1,688)
Expiring 03/19/14	Barclays Capital Group	EUR	413	564,915	568,552	(3,637)
Expiring 03/19/14	Barclays Capital Group	EUR	299	411,930	411,491	439
Expiring 03/19/14	Barclays Capital Group	EUR	189	259,210	259,313	(103)
Expiring 03/19/14	Barclays Capital Group	EUR	121	166,329	166,395	(66)
Expiring 03/19/14	Barclays Capital Group	EUR	64	87,442	87,349	93
Expiring 03/19/14	Barclays Capital Group	EUR	39	53,122	53,139	(17)
Expiring 03/19/14	Barclays Capital Group	EUR	9	12,278	12,282	(4)

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Euro (continued),
Expiring 03/19/14	Barclays Capital Group	EUR	9	$11,750	$11,780	$(30)
Expiring 03/19/14	Barclays Capital Group	EUR	1	1,241	1,249	(8)
Expiring 03/19/14	Credit Suisse First Boston Corp.	EUR	33	44,601	45,171	(570)
Expiring 03/19/14	Morgan Stanley	EUR	256	352,653	352,190	463
Expiring 03/19/14	Morgan Stanley	EUR	117	161,149	160,962	187
Expiring 03/19/14	Morgan Stanley	EUR	50	68,327	68,248	79
Expiring 03/19/14	Royal Bank of Scotland Group PLC	EUR	202	278,032	278,255	(223)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	EUR	202	278,030	278,254	(224)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	EUR	65	88,904	89,732	(828)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	EUR	65	88,904	89,732	(828)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	EUR	33	44,602	45,172	(570)
Expiring 03/21/14	Royal Bank of Scotland Group PLC	EUR	103	137,117	141,309	(4,192)
Expiring 03/21/14	Royal Bank of Scotland Group PLC	EUR	51	68,143	70,655	(2,512)
Expiring 03/21/14	Royal Bank of Scotland Group PLC	EUR	48	63,601	65,556	(1,955)
Expiring 03/21/14	Royal Bank of Scotland Group PLC	EUR	40	53,871	55,559	(1,688)
Expiring 03/21/14	Royal Bank of Scotland Group PLC	EUR	39	52,666	54,097	(1,431)
Expiring 03/21/14	Royal Bank of Scotland Group PLC	EUR	37	48,630	50,485	(1,855)
Expiring 03/21/14	Royal Bank of Scotland Group PLC	EUR	26	33,910	35,162	(1,252)
Expiring 03/21/14	Royal Bank of Scotland Group PLC	EUR	23	30,162	31,398	(1,236)
Expiring 03/21/14	Royal Bank of Scotland Group PLC	EUR	22	28,490	29,856	(1,366)
Expiring 03/21/14	Royal Bank of Scotland Group PLC	EUR	17	22,605	23,423	(818)
Expiring 03/21/14	Royal Bank of Scotland Group PLC	EUR	13	16,812	17,333	(521)
Expiring 03/21/14	Royal Bank of Scotland Group PLC	EUR	8	11,201	11,393	(192)
Expiring 03/21/14	Royal Bank of Scotland Group PLC	EUR	7	9,501	9,632	(131)
Expiring 03/21/14	Royal Bank of Scotland Group PLC	EUR	7	8,585	8,937	(352)
Expiring 03/21/14	Royal Bank of Scotland Group PLC	EUR	6	8,596	8,719	(123)
Expiring 03/21/14	Royal Bank of Scotland Group PLC	EUR	1	1,464	1,529	(65)
Expiring 04/07/14	Royal Bank of Scotland Group PLC	EUR	3	3,467	3,612	(145)
Expiring 05/07/14	Royal Bank of Scotland Group PLC	EUR	69	94,842	94,839	3
Expiring 05/07/14	Royal Bank of Scotland Group PLC	EUR	49	65,836	66,851	(1,015)
Expiring 05/07/14	Royal Bank of Scotland Group PLC	EUR	43	59,099	59,174	(75)
Expiring 05/07/14	Royal Bank of Scotland Group PLC	EUR	40	54,198	55,230	(1,032)

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Sale Contracts	Counterparty	Notional Amount (000)			Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Euro (continued),
Expiring 05/07/14	Royal Bank of Scotland Group PLC	EUR	27		$36,901	$36,890	$11
Expiring 05/07/14	Royal Bank of Scotland Group PLC	EUR	24		32,194	32,733	(539)
Expiring 05/07/14	Royal Bank of Scotland Group PLC	EUR	22		29,633	29,694	(61)
Expiring 05/07/14	Royal Bank of Scotland Group PLC	EUR	15		19,672	19,991	(319)
Expiring 05/07/14	Royal Bank of Scotland Group PLC	EUR	13		18,298	18,392	(94)
Expiring 05/07/14	Royal Bank of Scotland Group PLC	EUR	13		17,733	17,699	34
Expiring 05/07/14	Royal Bank of Scotland Group PLC	EUR	12		16,484	16,846	(362)
Expiring 05/07/14	Royal Bank of Scotland Group PLC	EUR	12		16,124	16,526	(402)
Expiring 05/07/14	Royal Bank of Scotland Group PLC	EUR	9		12,114	12,262	(148)
Expiring 05/07/14	Royal Bank of Scotland Group PLC	EUR	8		11,071	11,142	(71)
Expiring 05/07/14	Royal Bank of Scotland Group PLC	EUR	8		10,323	10,449	(126)
Expiring 05/07/14	Royal Bank of Scotland Group PLC	EUR	6		8,572	8,637	(65)
Expiring 05/07/14	Royal Bank of Scotland Group PLC	EUR	6		7,731	7,730	1
Expiring 05/07/14	Royal Bank of Scotland Group PLC	EUR	4		5,576	5,652	(76)
Expiring 05/07/14	Royal Bank of Scotland Group PLC	EUR	3		3,998	4,052	(54)
Expiring 05/07/14	Royal Bank of Scotland Group PLC	EUR	2		3,353	3,358	(5)
Expiring 05/07/14	Royal Bank of Scotland Group PLC	EUR	2		2,808	2,825	(17)
Expiring 05/07/14	Royal Bank of Scotland Group PLC	EUR	—	(r)	53	53	—
Expiring 06/09/14	Royal Bank of Scotland Group PLC	EUR	83		106,002	113,503	(7,501)
Expiring 06/27/14	Royal Bank of Scotland Group PLC	EUR	18		23,062	24,282	(1,220)
Expiring 06/27/14	Royal Bank of Scotland Group PLC	EUR	14		18,784	19,778	(994)
Expiring 07/09/14	Royal Bank of Scotland Group PLC	EUR	118		158,174	161,929	(3,755)
Expiring 07/09/14	Royal Bank of Scotland Group PLC	EUR	13		16,860	17,152	(292)
Expiring 07/09/14	Royal Bank of Scotland Group PLC	EUR	10		13,083	13,243	(160)
Expiring 07/09/14	Royal Bank of Scotland Group PLC	EUR	8		10,266	10,509	(243)
Expiring 07/09/14	Royal Bank of Scotland Group PLC	EUR	6		8,335	8,499	(164)
Expiring 07/09/14	Royal Bank of Scotland Group PLC	EUR	4		5,181	5,272	(91)
Expiring 07/09/14	Royal Bank of Scotland Group PLC	EUR	3		4,323	4,418	(95)
Expiring 07/09/14	Royal Bank of Scotland Group PLC	EUR	3		3,293	3,375	(82)

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Sale Contracts	Counterparty	Notional Amount (000)			Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Euro (continued),
Expiring 07/09/14	Royal Bank of Scotland Group PLC	EUR	2		$3,000	$3,077	$(77)
Expiring 07/09/14	Royal Bank of Scotland Group PLC	EUR	2		2,817	2,855	(38)
Expiring 07/09/14	Royal Bank of Scotland Group PLC	EUR	2		2,263	2,301	(38)
Expiring 07/09/14	Royal Bank of Scotland Group PLC	EUR	2		2,170	2,211	(41)
Expiring 07/09/14	Royal Bank of Scotland Group PLC	EUR	2		2,095	2,147	(52)
Expiring 07/09/14	Royal Bank of Scotland Group PLC	EUR	1		939	967	(28)
Expiring 07/09/14	Royal Bank of Scotland Group PLC	EUR	—	(r)	362	370	(8)
Expiring 07/09/14	Royal Bank of Scotland Group PLC	EUR	—	(r)	61	62	(1)
Expiring 04/07/15	Royal Bank of Scotland Group PLC	EUR	3		3,476	3,617	(141)
Expiring 06/09/15	Royal Bank of Scotland Group PLC	EUR	83		106,332	113,723	(7,391)
Expiring 11/09/15	Royal Bank of Scotland Group PLC	EUR	35		44,624	47,730	(3,106)
Expiring 04/05/16	Royal Bank of Scotland Group PLC	EUR	3		3,486	3,649	(163)
Expiring 04/05/17	Royal Bank of Scotland Group PLC	EUR	3		3,501	3,695	(194)
Japanese Yen,
Expiring 01/06/14	Barclays Capital Group	JPY	73,713		735,862	699,980	35,882
Expiring 01/06/14	BNP Paribas	JPY	282,400		2,800,718	2,681,685	119,033
Expiring 01/06/14	Citigroup Global Markets	JPY	27,451		269,000	260,673	8,327
Expiring 01/06/14	Credit Suisse First Boston Corp.	JPY	46,174		439,000	438,466	534
Expiring 01/06/14	JPMorgan Chase	JPY	195,000		1,901,074	1,851,730	49,344
Expiring 02/04/14	BNP Paribas	JPY	1,079,800		10,488,454	10,255,285	233,169
Expiring 02/04/14	Deutsche Bank	JPY	181,300		1,727,708	1,721,877	5,831
Expiring 02/04/14	Hong Kong & Shanghai Bank	JPY	432,700		4,143,100	4,109,522	33,578
Expiring 02/04/14	JPMorgan Chase	JPY	665,100		6,388,730	6,316,716	72,014
Expiring 02/18/14	Citigroup Global Markets	JPY	258,300		2,586,308	2,453,343	132,965
Expiring 02/18/14	Hong Kong & Shanghai Bank	JPY	685,273		6,900,919	6,508,748	392,171
Expiring 02/18/14	Hong Kong & Shanghai Bank	JPY	10,324		103,966	98,058	5,908
Expiring 02/18/14	JPMorgan Chase	JPY	241,600		2,433,264	2,294,726	138,538
Expiring 03/19/14	UBS AG	JPY	4,837,500		47,107,250	45,954,049	1,153,201
Mexican Peso,
Expiring 01/23/14	JPMorgan Chase	MXN	339		26,083	25,884	199
Expiring 03/06/14	BNP Paribas	MXN	2,978		227,770	226,929	841
Expiring 03/06/14	Credit Suisse First Boston Corp.	MXN	55,285		4,259,554	4,212,319	47,235
Expiring 03/06/14	Goldman Sachs & Co.	MXN	67,602		5,010,153	5,150,808	(140,655)
Expiring 03/06/14	Hong Kong & Shanghai Bank	MXN	5,781		443,989	440,473	3,516
Expiring 03/06/14	Morgan Stanley	MXN	38,525		2,916,424	2,935,303	(18,879)
Expiring 03/06/14	Morgan Stanley	MXN	26,287		1,989,988	2,002,870	(12,882)
Expiring 03/13/14	BNP Paribas	MXN	98,474		7,609,648	7,498,863	110,785
Expiring 03/20/14	Goldman Sachs & Co.	MXN	294,565		22,448,138	22,418,722	29,416
Expiring 04/03/14	Hong Kong & Shanghai Bank	MXN	48,673		3,741,481	3,700,282	41,199
Expiring 04/03/14	Hong Kong & Shanghai Bank	MXN	25,309		1,956,545	1,924,068	32,477
Expiring 04/30/14	Morgan Stanley	MXN	46,230		3,471,470	3,507,111	(35,641)
New Zealand Dollar,
Expiring 01/06/14	Hong Kong & Shanghai Bank	NZD	15,594		12,800,007	12,818,765	(18,758)
Expiring 01/06/14	Hong Kong & Shanghai Bank	NZD	654		536,822	537,609	(787)
Expiring 01/06/14	Hong Kong & Shanghai Bank	NZD	350		286,324	287,711	(1,387)

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
New Zealand Dollar (continued),
Expiring 02/04/14	Deutsche Bank	NZD	654	$532,674	$536,466	$(3,792)
Expiring 02/04/14	UBS AG	NZD	15,944	12,986,388	13,078,608	(92,220)
Expiring 03/19/14	Barclays Capital Group	NZD	100,889	81,903,835	82,497,419	(593,584)
Expiring 03/19/14	Barclays Capital Group	NZD	45,426	36,877,711	37,144,976	(267,265)
Expiring 03/19/14	Barclays Capital Group	NZD	3,078	2,529,408	2,516,745	12,663
Expiring 03/19/14	Morgan Stanley	NZD	19,104	15,486,569	15,621,570	(135,001)
Expiring 03/19/14	Morgan Stanley	NZD	9,075	7,468,582	7,420,376	48,206
Expiring 03/19/14	Morgan Stanley	NZD	8,095	6,562,270	6,619,475	(57,205)
Expiring 03/19/14	Morgan Stanley	NZD	7,596	6,186,890	6,210,968	(24,078)
Expiring 03/19/14	Morgan Stanley	NZD	3,314	2,699,695	2,710,201	(10,506)
Norwegian Krone,
Expiring 03/19/14	Royal Bank of Scotland Group PLC	NOK	181	29,436	29,676	(240)
Expiring 03/21/14	Royal Bank of Scotland Group PLC	NOK	934	151,267	153,525	(2,258)
Expiring 03/21/14	Royal Bank of Scotland Group PLC	NOK	299	48,332	49,152	(820)
Expiring 03/21/14	Royal Bank of Scotland Group PLC	NOK	1	176	179	(3)
Expiring 03/27/14	Royal Bank of Scotland Group PLC	NOK	4 5	7,252	7,396	(144)
Expiring 05/19/14	Royal Bank of Scotland Group PLC	NOK	98	16,576	16,053	523
Expiring 06/11/14	Royal Bank of Scotland Group PLC	NOK	136	21,855	22,329	(474)
Expiring 06/18/14	Royal Bank of Scotland Group PLC	NOK	181	29,392	29,615	(223)
Expiring 06/27/14	Royal Bank of Scotland Group PLC	NOK	46	7,388	7,535	(147)
Expiring 09/17/14	Royal Bank of Scotland Group PLC	NOK	182	29,447	29,665	(218)
Expiring 09/29/14	Royal Bank of Scotland Group PLC	NOK	46	7,359	7,509	(150)
Expiring 09/29/14	Royal Bank of Scotland Group PLC	NOK	46	7,252	7,427	(175)
Expiring 11/18/14	Royal Bank of Scotland Group PLC	NOK	1,718	286,168	279,931	6,237
Expiring 12/11/14	Royal Bank of Scotland Group PLC	NOK	137	21,823	22,306	(483)
Expiring 12/18/14	Royal Bank of Scotland Group PLC	NOK	183	29,510	29,747	(237)
Expiring 03/19/15	Royal Bank of Scotland Group PLC	NOK	184	29,624	29,900	(276)
Expiring 03/27/15	Royal Bank of Scotland Group PLC	NOK	45	7,147	7,304	(157)
Expiring 06/11/15	Royal Bank of Scotland Group PLC	NOK	2,636	416,811	426,897	(10,086)
Expiring 06/18/15	Royal Bank of Scotland Group PLC	NOK	6,686	1,072,766	1,082,485	(9,719)
Expiring 06/29/15	Royal Bank of Scotland Group PLC	NOK	1,546	244,582	250,218	(5,636)
Expiring 04/27/16	Royal Bank of Scotland Group PLC	NOK	2,551	429,859	408,492	21,367
Russian Ruble,
Expiring 01/15/14	JPMorgan Chase	RUB	983	30,000	29,810	190
Singapore Dollar,
Expiring 03/19/14	Barclays Capital Group	SGD	40,247	32,059,109	31,893,468	165,641
Expiring 03/19/14	Barclays Capital Group	SGD	14,959	11,915,668	11,854,103	61,565

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Singapore Dollar (continued),
Expiring 03/19/14	Barclays Capital Group	SGD	4,864	$3,867,714	$3,854,363	$13,351
Expiring 03/19/14	Barclays Capital Group	SGD	1,011	806,866	801,426	5,440
Expiring 03/19/14	Morgan Stanley	SGD	29,871	23,815,092	23,670,739	144,353
Expiring 03/19/14	Morgan Stanley	SGD	14,980	11,943,324	11,870,931	72,393
Expiring 03/19/14	Morgan Stanley	SGD	4,183	3,300,860	3,314,844	(13,984)
Expiring 03/19/14	Morgan Stanley	SGD	2,566	2,024,699	2,033,276	(8,577)
South African Rand,
Expiring 01/15/14	Deutsche Bank	ZAR	2,161	211,859	205,578	6,281
Expiring 01/15/14	Deutsche Bank	ZAR	400	40,939	38,087	2,852
Expiring 01/15/14	Morgan Stanley	ZAR	1,628	159,000	154,825	4,175
Swedish Krona,
Expiring 01/07/14	Royal Bank of Scotland Group PLC	SEK	1,766	269,568	274,552	(4,984)
Expiring 02/13/14	UBS AG	SEK	15,255	2,305,526	2,369,966	(64,440)
Expiring 03/19/14	Barclays Capital Group	SEK	472,880	72,327,904	73,423,089	(1,095,185)
Expiring 03/19/14	Barclays Capital Group	SEK	184,453	28,212,502	28,639,694	(427,192)
Expiring 03/19/14	Morgan Stanley	SEK	125,892	19,294,594	19,546,984	(252,390)
Expiring 03/19/14	Morgan Stanley	SEK	61,428	9,414,638	9,537,790	(123,152)
Swiss Franc,
Expiring 01/06/14	Royal Bank of Canada	CHF	201	221,161	225,333	(4,172)
Expiring 02/04/14	Deutsche Bank	CHF	201	226,673	225,379	1,294
Expiring 03/19/14	Barclays Capital Group	CHF	72,581	80,219,644	81,412,666	(1,193,022)
Expiring 03/19/14	Barclays Capital Group	CHF	30,303	33,492,649	33,990,750	(498,101)
Expiring 03/19/14	Morgan Stanley	CHF	50,378	55,802,609	56,507,886	(705,277)
Expiring 03/19/14	Morgan Stanley	CHF	21,909	24,268,470	24,575,194	(306,724)
Expiring 03/19/14	UBS AG	CHF	8,375	9,468,915	9,394,096	74,819
Thai Baht,
Expiring 01/03/14	Bank of New York Mellon	THB	11,215	341,553	341,257	296

				$1,457,105,237	$1,464,354,054	$(7,248,817)

(r)	Notional amount is less than $500 par.

Interest rate swap agreements outstanding at December 31, 2013:

Notional Amount# (000)	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
BRL 5,500	01/02/17	11.000%	Brazilian interbank lending rate(1)	$(42,455)	$(1,214)	$(41,241)	Goldman Sachs & Co.
BRL 4,000	01/02/17	11.000%	Brazilian interbank lending rate(1)	(30,878)	(1,726)	(29,152)	Morgan Stanley
BRL 1,400	01/02/17	8.000%	Brazilian interbank lending rate(1)	(49,145)	(57)	(49,088)	Morgan Stanley
BRL 1,300	01/02/17	11.000%	Brazilian interbank lending rate(1)	(4,792)	1,135	(5,927)	HSBC Bank USA
BRL 1,300	01/02/17	11.000%	Brazilian interbank lending rate(1)	(4,792)	1,891	(6,683)	Bank of America
BRL 100	01/02/17	11.000%	Brazilian interbank lending rate(1)	(772)	(53)	(719)	Deutsche Bank AG

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest rate swap agreements outstanding at December 31, 2013 (continued):

Notional Amount# (000)	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
EUR 600	04/01/21	2.000%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(1)	$35,607	$6,733	$28,874	Goldman Sachs & Co.
EUR 600	04/01/21	2.000%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(1)	35,607	14,687	20,920	Bank of America
EUR 400	04/01/21	2.000%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(1)	23,738	1,527	22,211	BNP Paribas Bank
EUR 200	04/01/21	2.000%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(1)	—	4,063	(4,063)	Deutsche Bank AG
EUR 100	04/01/21	2.000%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(1)	5,934	1,445	4,489	Citigroup, Inc.
EUR 100	04/01/21	2.000%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(1)	5,934	142	5,792	Credit Suisse First Boston
EUR 1,300	07/25/21	2.000%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(1)	36,710	(1,127)	37,837	Bank of America
EUR 400	07/25/21	2.000%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(1)	26,425	(3,274)	29,699	BNP Paribas Bank
EUR 400	07/25/21	2.000%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(1)	26,425	(3,488)	29,913	Royal Bank of Scotland Group PLC
EUR 200	07/25/21	2.000%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(1)	5,648	2,485	3,163	BNP Paribas Bank
EUR 100	07/25/23	2.000%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(1)	1,375	1,015	360	Royal Bank of Scotland Group PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest rate swap agreements outstanding at December 31, 2013 (continued):

Notional Amount# (000)		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
EUR	100	07/25/23	2.000%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(1)	$1,375	$1,256	$119	Citigroup, Inc.
EUR	100	07/25/23	2.000%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(1)	1,375	986	389	Deutsche Bank AG
EUR	1,600	10/08/23	2.000%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(1)	51,791	5,732	46,059	BNP Paribas Bank
EUR	200	10/08/23	2.000%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(1)	6,474	2,504	3,970	Citigroup, Inc.
EUR	200	10/08/23	2.000%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(1)	6,474	2,477	3,997	Deutsche Bank AG
MXN	3,700	12/08/15	7.000%	28 day Mexican interbank rate(1)	13,091	(1,669)	14,760	Morgan Stanley Capital Services, Inc.
MXN	17,300	06/11/18	5.000%	28 day Mexican interbank rate(1)	(17,979)	(20,880)	2,901	HSBC Bank USA
MXN	3,100	09/11/18	6.000%	28 day Mexican interbank rate(1)	1,147	96	1,051	Barclays Bank PLC
MXN	1,700	09/11/18	6.000%	28 day Mexican interbank rate(1)	455	—	455	Bank of America
MXN	200	10/05/18	5.000%	28 day Mexican interbank rate(1)	(130)	155	(285)	Deutsche Bank AG
MXN	100	10/05/18	5.000%	28 day Mexican interbank rate(1)	(65)	75	(140)	Goldman Sachs & Co.
	600	12/19/15	2.000%	Inflation Floor Option, Inflation on the CPI Urban Consumer NSA(2)	100	30	70	Deutsche Bank AG
	5,300	04/15/16	2.000%	Inflation Floor Option, Inflation on the CPI Urban Consumer NSA(2)	(15,732)	(8,798)	(6,934)	Goldman Sachs & Co.
	1,600	10/23/16	2.000%	Inflation Floor Option, Inflation on the CPI Urban Consumer NSA(2)	(7,085)	(2,518)	(4,567)	Royal Bank of Scotland Group PLC
	2,400	10/31/16	2.000%	Inflation Floor Option, Inflation on the CPI Urban Consumer NSA(2)	(10,239)	—	(10,239)	Royal Bank of Scotland Group PLC
	1,300	11/05/16	2.000%	Inflation Floor Option, Inflation on the CPI Urban Consumer NSA(2)	(2,709)	—	(2,709)	Deutsche Bank AG

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest rate swap agreements outstanding at December 31, 2013 (continued):

Notional Amount# (000)	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
1,300	11/29/16	2.000%	Inflation Floor Option, Inflation on the CPI Urban Consumer NSA(2)	$(943)	$(442)	$(501)	Deutsche Bank AG
1,200	11/29/16	2.000%	Inflation Floor Option, Inflation on the CPI Urban Consumer NSA(2)	(1,599)	—	(1,599)	Deutsche Bank AG
700	11/29/16	2.000%	Inflation Floor Option, Inflation on the CPI Urban Consumer NSA(2)	(508)	(151)	(357)	BNP Paribas Bank
800	02/12/17	2.000%	Inflation Floor Option, Inflation on the CPI Urban Consumer NSA(2)	(20,908)	68	(20,976)	Goldman Sachs & Co.
1,800	04/15/17	2.000%	Inflation Floor Option, Inflation on the CPI Urban Consumer NSA(2)	(9,877)	—	(9,877)	Barclays Bank PLC
4,500	07/15/17	2.000%	Inflation Floor Option, Inflation on the CPI Urban Consumer NSA(2)	(112,966)	6,518	(119,484)	Royal Bank of Scotland Group PLC
1,300	07/15/17	2.000%	Inflation Floor Option, Inflation on the CPI Urban Consumer NSA(2)	(32,635)	827	(33,462)	BNP Paribas Bank
600	10/01/18	2.000%	Inflation Floor Option, Inflation on the CPI Urban Consumer NSA(2)	(3,892)	(359)	(3,533)	Goldman Sachs & Co.
900	11/01/18	2.000%	Inflation Floor Option, Inflation on the CPI Urban Consumer NSA(2)	(5,287)	—	(5,287)	Deutsche Bank AG
2,700	07/15/22	3.000%	Inflation Floor Option, Inflation on the CPI Urban Consumer NSA(2)	(57,519)	30,787	(88,306)	BNP Paribas Bank
200	07/15/22	3.000%	Inflation Floor Option, Inflation on the CPI Urban Consumer NSA(2)	(4,261)	3,971	(8,232)	Deutsche Bank AG
800	05/08/23	3.000%	Inflation Floor Option, Inflation on the CPI Urban Consumer NSA(2)	(13,790)	—	(13,790)	Deutsche Bank AG

				$(165,273)	$44,849	$(210,122)

Notional Amount# (000)		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements:
GBP	2,500	03/19/44	4.000%	6 month LIBOR(1)	$(50,512)	$(33,720)	$16,792
GBP	2,100	03/19/14	3.000%	6 month LIBOR(1)	44,117	(20,897)	(65,014)
JPY	390,000	09/18/23	1.000%	6 month LIBOR(1)	(29,286)	(41,372)	(12,086)

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest rate swap agreements outstanding at December 31, 2013 (continued):

Notional Amount# (000)		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements:
JPY	6,320,000	06/19/33	2.000%	6monthLIBOR(1)	$(348,136)	$(1,753,759)	$(1,405,623)
	900	03/20/18	1.000%	3monthLIBOR(1)	—	(1,315)	(1,315)
	13,400	06/19/23	2.000%	3monthLIBOR(1)	218,261	1,151,321	933,060
	15,500	06/20/23	3.000%	3monthLIBOR(1)	(866,514)	(987,274)	(120,760)
	1,400	12/18/23	3.000%	3monthLIBOR(1)	(8,218)	9,346	17,564
	8,100	12/18/43	4.000%	3monthLIBOR(1)	367,995	643,043	275,048
	600	12/18/43	4.000%	3monthLIBOR(1)	25,140	47,633	22,493

					$(647,153)	$(986,994)	$(339,841)

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at December 31, 2013:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Implied Credit Spread at December 31, 2013(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on sovereign issues—Sell Protection(1):
Japanese Government	06/20/18	1.000%	2,400	0.333%	$71,950	$38,247	$33,703	Goldman Sachs & Co.
Japanese Government	06/20/18	1.000%	1,700	0.333%	50,964	29,076	21,888	Deutsche Bank AG
Japanese Government	06/20/18	1.000%	1,100	0.333%	32,977	17,244	15,733	Morgan Stanley
Japanese Government	06/20/18	1.000%	800	0.333%	23,983	11,992	11,991	Bank of America

					$179,874	$96,559	$83,315

The Portfolio entered into credit default swap agreements on sovereign issues as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active short position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

Reference Entity/Obligation	Termination Date	Notional Amount# (000)(4)	Fixed Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
Over-the-counter credit default swaps—Buy Protection(2):
Bank of America	06/20/18	700	1.000%	$(10,379)	$71,215	$(81,594)	Deutsche Bank AG
Embarq Corp.	06/20/16	1,200	1.000%	(9,660)	(7,992)	(1,668)	Deutsche Bank AG
Host Hotels & Resorts	12/20/15	675	1.000%	(10,679)	15,110	(25,789)	Bank of America N.A.

				$(30,718)	$78,333	$(109,051)

Reference Entity/Obligation	Termination Date	Notional Amount# (000)(4)	Fixed Rate	Value at Trade Date	Value at December 31, 2013	Unrealized Depreciation
Exchange-traded credit default swaps—Buy Protection(2):
Dow Jones CDX NA HY21 5Y Index	12/20/18	24,000	5.000%	$(1,281,593)	$(2,083,756)	$(802,163)

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

(2)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Total return swap agreements outstanding at December 31, 2013:

Counterparty(1)(2)	Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse First Boston	8,918		Pay fixed payments on the DJUBSTR Index and receive variable payments based on the 3 Month U.S. Treasury Bill Rate +20 bps.	$—	$—	$—
Credit Suisse First Boston	19,430		Pay fixed payments on the NDDUEAFE Index and receive variable payments based on the 1 Month LIBOR +43 bps.	—	—	—
Deutsche Bank AG	—	(r)	Pay or receive amounts based on market value fluctuation of 3D Systems Corp.	(46)	—	(46)
Deutsche Bank AG	9		Pay or receive amounts based on market value fluctuation of A.M. Castle & Co.	21,432	—	21,432
Deutsche Bank AG	100		Pay or receive amounts based on market value fluctuation of A.M. Castle & Co.	(24,673)	—	(24,673)
Deutsche Bank AG	70		Pay or receive amounts based on market value fluctuation of Accuray, Inc.	(175,212)	—	(175,212)
Deutsche Bank AG	400		Pay or receive amounts based on market value fluctuation of Accuray, Inc.	247,821	—	247,821
Deutsche Bank AG	51		Pay or receive amounts based on market value fluctuation of Affymetrix, Inc.	(180,631)	—	(180,631)
Deutsche Bank AG	325		Pay or receive amounts based on market value fluctuation of Affymetrix, Inc.	191,343	—	191,343
Deutsche Bank AG	5		Pay or receive amounts based on market value fluctuation of Albany Molecular Research, Inc.	(180)	—	(180)
Deutsche Bank AG	8		Pay or receive amounts based on market value fluctuation of Alliance One International, Inc.	19	—	19
Deutsche Bank AG	403		Pay or receive amounts based on market value fluctuation of Alliance One International, Inc.	5,957	—	5,957
Deutsche Bank AG	6		Pay or receive amounts based on market value fluctuation of Alpha Natural Resources, Inc.	1,724	—	1,724

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Total return swap agreements outstanding at December 31, 2013 (continued):

Counterparty(1)(2)	Notional Amount (000)#			Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank AG		100		Pay or receive amounts based on market value fluctuation of Alpha Natural Resources, Inc.	$(1,955)	$—	$(1,955)
Deutsche Bank AG		36		Pay or receive amounts based on market value fluctuation of American Equity Investment Life Holding Co.	(264,216)	—	(264,216)
Deutsche Bank AG		340		Pay or receive amounts based on market value fluctuation of American Equity Investment Life Holding Co.	395,675	—	395,675
Deutsche Bank AG		400		Pay or receive amounts based on market value fluctuation of Annaly Capital Management, Inc.	(7,653)	—	(7,653)
Deutsche Bank AG		—	(r)	Pay or receive amounts based on market value fluctuation of Annaly Capital Management, Inc.	591	—	591
Deutsche Bank AG	AUD	1		Pay or receive amounts based on market value fluctuation of Apa Group	42	—	42
Deutsche Bank AG		1,000		Pay or receive amounts based on market value fluctuation of ArcelorMittal	(10,383)	—	(10,383)
Deutsche Bank AG		—	(r)	Pay or receive amounts based on market value fluctuation of ArcelorMittal	(177)	—	(177)
Deutsche Bank AG		13		Pay or receive amounts based on market value fluctuation of Ares Capital Corp.	233	—	233
Deutsche Bank AG		825		Pay or receive amounts based on market value fluctuation of Ares Capital Corp.	9,926	—	9,926
Deutsche Bank AG		300		Pay or receive amounts based on market value fluctuation of Ares Capital Corp.	(192)	—	(192)
Deutsche Bank AG		11		Pay or receive amounts based on market value fluctuation of AuRico Gold, Inc.	8,667	—	8,667
Deutsche Bank AG		29		Pay or receive amounts based on market value fluctuation of AV Homes, Inc.	(34,340)	—	(34,340)
Deutsche Bank AG		840		Pay or receive amounts based on market value fluctuation of AV Homes, Inc.	126,718	—	126,718
Deutsche Bank AG		585		Pay or receive amounts based on market value fluctuation of AV Homes, Inc.	31,576	—	31,576
Deutsche Bank AG		58		Pay or receive amounts based on market value fluctuation of Avis Budget Group, Inc.	(676,885)	—	(676,885)
Deutsche Bank AG		945		Pay or receive amounts based on market value fluctuation of Avis Budget Group, Inc.	688,170	—	688,170
Deutsche Bank AG	GBP	153		Pay or receive amounts based on market value fluctuation of AZ Electronic Materials	89,843	—	89,843
Deutsche Bank AG	GBP	27		Pay or receive amounts based on market value fluctuation of AZ Electronic Materials	3,974	—	3,974

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Total return swap agreements outstanding at December 31, 2013 (continued):

Counterparty(1)(2)	Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	1,689		Pay or receive amounts based on market value fluctuation of BioMed Realty LP	$(201,923)	$—	$(201,923)
Deutsche Bank AG	60		Pay or receive amounts based on market value fluctuation of BioMed Realty LP	65,629	—	65,629
Deutsche Bank AG	—	(r)	Pay or receive amounts based on market value fluctuation of Blackrock Kelso Capital Corp.	(460)	—	(460)
Deutsche Bank AG	98		Pay or receive amounts based on market value fluctuation of Cal Dive International, Inc.	(11,232)	—	(11,232)
Deutsche Bank AG	275		Pay or receive amounts based on market value fluctuation of Cal Dive International, Inc.	13,571	—	13,571
Deutsche Bank AG	30		Pay or receive amounts based on market value fluctuation of CBIZ, Inc.	(59,456)	—	(59,456)
Deutsche Bank AG	250		Pay or receive amounts based on market value fluctuation of CBIZ, Inc.	60,892	—	60,892
Deutsche Bank AG	8		Pay or receive amounts based on market value fluctuation of CEMEX S.A.B. de C.V.	(2,756)	—	(2,756)
Deutsche Bank AG	100		Pay or receive amounts based on market value fluctuation of CEMEX S.A.B. de C.V.	(10,978)	—	(10,978)
Deutsche Bank AG	275		Pay or receive amounts based on market value fluctuation of Cenveo, Inc.	59,905	—	59,905
Deutsche Bank AG	52		Pay or receive amounts based on market value fluctuation of Cenveo, Inc.	(49,641)	—	(49,641)
Deutsche Bank AG	76		Pay or receive amounts based on market value fluctuation of Ciena Corp.	(82,764)	—	(82,764)
Deutsche Bank AG	365		Pay or receive amounts based on market value fluctuation of Ciena Corp.	71,881	—	71,881
Deutsche Bank AG	275		Pay or receive amounts based on market value fluctuation of Ciena Corp.	7,415	—	7,415
Deutsche Bank AG	1,560		Pay or receive amounts based on market value fluctuation of Ciena Corp.	424,114	—	424,114
Deutsche Bank AG	—	(r)	Pay or receive amounts based on market value fluctuation of Cobalt International Energy, Inc.	230	—	230
Deutsche Bank AG	75		Pay or receive amounts based on market value fluctuation of Convergys Corp.	(278,586)	—	(278,586)
Deutsche Bank AG	950		Pay or receive amounts based on market value fluctuation of Convergys Corp.	288,828	—	288,828
Deutsche Bank AG	575		Pay or receive amounts based on market value fluctuation of DDR Corp.	(41,100)	—	(41,100)

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Total return swap agreements outstanding at December 31, 2013 (continued):

Counterparty(1)(2)	Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank AG		21	Pay or receive amounts based on market value fluctuation of DDR Corp.	$20,361	$—	$20,361
Deutsche Bank AG		100	Pay or receive amounts based on market value fluctuation of DFC Global Corp.	(14,679)	—	(14,679)
Deutsche Bank AG		2	Pay or receive amounts based on market value fluctuation of DFC Global Corp.	1,819	—	1,819
Deutsche Bank AG		1,500	Pay or receive amounts based on market value fluctuation of Digital Angel Corp.	3,155,501	—	3,155,501
Deutsche Bank AG		32	Pay or receive amounts based on market value fluctuation of Digital Angel Corp.	(3,186,297)	—	(3,186,297)
Deutsche Bank AG		62	Pay or receive amounts based on market value fluctuation of DR Horton, Inc.	(12,424)	—	(12,424)
Deutsche Bank AG		825	Pay or receive amounts based on market value fluctuation of DR Horton, Inc.	(131,404)	—	(131,404)
Deutsche Bank AG		1	Pay or receive amounts based on market value fluctuation of Electronic Arts, Inc.	(184)	—	(184)
Deutsche Bank AG		50	Pay or receive amounts based on market value fluctuation of Electronic Arts, Inc.	1,822	—	1,822
Deutsche Bank AG		9	Pay or receive amounts based on market value fluctuation of Energy XXI (Bermuda) Ltd.	13,379	—	13,379
Deutsche Bank AG		2	Pay or receive amounts based on market value fluctuation of Energy XXI (Bermuda) Ltd.	(21,875)	—	(21,875)
Deutsche Bank AG	AUD	25	Pay or receive amounts based on market value fluctuation of Envestra Ltd.	(87,209)	—	(87,209)
Deutsche Bank AG		27	Pay or receive amounts based on market value fluctuation of Equinix, Inc.	943,307	—	943,307
Deutsche Bank AG		2,325	Pay or receive amounts based on market value fluctuation of Equinix, Inc.	(1,051,264)	—	(1,051,264)
Deutsche Bank AG		94	Pay or receive amounts based on market value fluctuation of Exelixis, Inc.	(122,526)	—	(122,526)
Deutsche Bank AG		575	Pay or receive amounts based on market value fluctuation of Exelixis, Inc.	138,965	—	138,965
Deutsche Bank AG		500	Pay or receive amounts based on market value fluctuation of Exterran Holdings, Inc.	109,742	—	109,742
Deutsche Bank AG		21	Pay or receive amounts based on market value fluctuation of Exterran Holdings, Inc.	(119,828)	—	(119,828)
Deutsche Bank AG		50	Pay or receive amounts based on market value fluctuation of GenCorp, Inc.	(198,774)	—	(198,774)

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Total return swap agreements outstanding at December 31, 2013 (continued):

Counterparty(1)(2)	Notional Amount (000)#			Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank AG		450		Pay or receive amounts based on market value fluctuation of GenCorp, Inc.	$203,725	$—	$203,725
Deutsche Bank AG		49		Pay or receive amounts based on market value fluctuation of General Cable Corp.	303,806	—	303,806
Deutsche Bank AG		2,075		Pay or receive amounts based on market value fluctuation of General Cable Corp.	(363,921)	—	(363,921)
Deutsche Bank AG		2		Pay or receive amounts based on market value fluctuation of Genesee & Wyoming, Inc.	(1,282)	—	(1,282)
Deutsche Bank AG		1		Pay or receive amounts based on market value fluctuation of Genesee & Wyoming, Inc.	(3,092)	—	(3,092)
Deutsche Bank AG		1,625		Pay or receive amounts based on market value fluctuation of Gilead Sciences, Inc.	1,833,582	—	1,833,582
Deutsche Bank AG		71		Pay or receive amounts based on market value fluctuation of Gilead Sciences, Inc.	(1,787,007)	—	(1,787,007)
Deutsche Bank AG	AUD	3		Pay or receive amounts based on market value fluctuation of GrainCorp Ltd.	61	—	61
Deutsche Bank AG		16		Pay or receive amounts based on market value fluctuation of Green Plains Renewable Energy, Inc.	(59,760)	—	(59,760)
Deutsche Bank AG		525		Pay or receive amounts based on market value fluctuation of Green Plains Renewable Energy, Inc.	192,118	—	192,118
Deutsche Bank AG		375		Pay or receive amounts based on market value fluctuation of GT Advanced Technologies, Inc.	228,311	—	228,311
Deutsche Bank AG		40		Pay or receive amounts based on market value fluctuation of GT Advanced Technologies, Inc.	(110,594)	—	(110,594)
Deutsche Bank AG		925		Pay or receive amounts based on market value fluctuation of Health Care REIT, Inc.	(180,902)	—	(180,902)
Deutsche Bank AG		10		Pay or receive amounts based on market value fluctuation of Health Care REIT, Inc.	82,443	—	82,443
Deutsche Bank AG		—	(r)	Pay or receive amounts based on market value fluctuation of Hertz Global Holdings, Inc.	(127)	—	(127)
Deutsche Bank AG		1,331		Pay or receive amounts based on market value fluctuation of Host Hotels & Resorts, Inc.	163,445	—	163,445
Deutsche Bank AG		89		Pay or receive amounts based on market value fluctuation of Host Hotels & Resorts, Inc.	(135,602)	—	(135,602)
Deutsche Bank AG		350		Pay or receive amounts based on market value fluctuation of iStar Financial, Inc.	66,769	—	66,769
Deutsche Bank AG		24		Pay or receive amounts based on market value fluctuation of iStar Financial, Inc.	(56,447)	—	(56,447)

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Total return swap agreements outstanding at December 31, 2013 (continued):

Counterparty(1)(2)	Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	17		Pay or receive amounts based on market value fluctuation of Kaman Corp.	$(62,269)	$—	$(62,269)
Deutsche Bank AG	750		Pay or receive amounts based on market value fluctuation of Kaman Corp.	42,540	—	42,540
Deutsche Bank AG	375		Pay or receive amounts based on market value fluctuation of KCAP Financial, Inc.	(73,179)	—	(73,179)
Deutsche Bank AG	24		Pay or receive amounts based on market value fluctuation of KCAP Financial, Inc.	26,353	—	26,353
Deutsche Bank AG	1,075		Pay or receive amounts based on market value fluctuation of Kilroy Realty Corp.	(55,881)	—	(55,881)
Deutsche Bank AG	28		Pay or receive amounts based on market value fluctuation of Kilroy Realty Corp.	61,707	—	61,707
Deutsche Bank AG	3		Pay or receive amounts based on market value fluctuation of L-3 Communications Holdings, Inc.	(58,589)	—	(58,589)
Deutsche Bank AG	375		Pay or receive amounts based on market value fluctuation of L-3 Communications Holdings, Inc.	75,224	—	75,224
Deutsche Bank AG	3,475		Pay or receive amounts based on market value fluctuation of Lennar Corp.	(340,865)	—	(340,865)
Deutsche Bank AG	2,025		Pay or receive amounts based on market value fluctuation of Lennar Corp.	(124,570)	—	(124,570)
Deutsche Bank AG	219		Pay or receive amounts based on market value fluctuation of Lennar Corp. (Class A Shares)	(224,289)	—	(224,289)
Deutsche Bank AG	61		Pay or receive amounts based on market value fluctuation of Lexington Realty Trust	100,297	—	100,297
Deutsche Bank AG	500		Pay or receive amounts based on market value fluctuation of Lexington Realty Trust	(102,703)	—	(102,703)
Deutsche Bank AG	—	(r)	Pay or receive amounts based on market value fluctuation of Liberty Global, Inc.	(13)	—	(13)
Deutsche Bank AG	380		Pay or receive amounts based on market value fluctuation of MannKind Corp.	84,966	—	84,966
Deutsche Bank AG	300		Pay or receive amounts based on market value fluctuation of Meritage Homes Corp.	(572)	—	(572)
Deutsche Bank AG	3		Pay or receive amounts based on market value fluctuation of Meritage Homes Corp.	(11,166)	—	(11,166)
Deutsche Bank AG	1,000		Pay or receive amounts based on market value fluctuation of MGIC Investment Corp.	135,838	—	135,838
Deutsche Bank AG	49		Pay or receive amounts based on market value fluctuation of MGIC Investment Corp.	(131,838)	—	(131,838)

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Total return swap agreements outstanding at December 31, 2013 (continued):

Counterparty(1)(2)	Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	275		Pay or receive amounts based on market value fluctuation of MI Homes, Inc.	$15,557	$—	$15,557
Deutsche Bank AG	9		Pay or receive amounts based on market value fluctuation of MI Homes, Inc.	(25,136)	—	(25,136)
Deutsche Bank AG	52		Pay or receive amounts based on market value fluctuation of Microchip Technology, Inc.	(398,795)	—	(398,795)
Deutsche Bank AG	1,425		Pay or receive amounts based on market value fluctuation of Microchip Technology, Inc.	444,055	—	444,055
Deutsche Bank AG	103		Pay or receive amounts based on market value fluctuation of Micron Technology, Inc.	(552,262)	—	(552,262)
Deutsche Bank AG	725		Pay or receive amounts based on market value fluctuation of Micron Technology, Inc.	315,273	—	315,273
Deutsche Bank AG	550		Pay or receive amounts based on market value fluctuation of Micron Technology, Inc.	480,394	—	480,394
Deutsche Bank AG	—	(r)	Pay or receive amounts based on market value fluctuation of Navistar International Corp.	227	—	227
Deutsche Bank AG	50		Pay or receive amounts based on market value fluctuation of Navistar International Corp.	165	—	165
Deutsche Bank AG	32		Pay or receive amounts based on market value fluctuation of Nextera Energy, Inc.	89,475	—	89,475
Deutsche Bank AG	16		Pay or receive amounts based on market value fluctuation of Nextera Energy, Inc.	(67,981)	—	(67,981)
Deutsche Bank AG	400		Pay or receive amounts based on market value fluctuation of Northgate Minerals Corp.	(27,212)	—	(27,212)
Deutsche Bank AG	46		Pay or receive amounts based on market value fluctuation of NorthStar Realty Finance Corp.	(180,084)	—	(180,084)
Deutsche Bank AG	300		Pay or receive amounts based on market value fluctuation of NorthStar Realty Finance Corp.	209,026	—	209,026
Deutsche Bank AG	1		Pay or receive amounts based on market value fluctuation of Omnicare, Inc.	(10,137)	—	(10,137)
Deutsche Bank AG	88		Pay or receive amounts based on market value fluctuation of Omnicare, Inc.	9,116	—	9,116
Deutsche Bank AG	1,000		Pay or receive amounts based on market value fluctuation of Outerwall, Inc.	256,606	—	256,606
Deutsche Bank AG	24		Pay or receive amounts based on market value fluctuation of Outerwall, Inc.	(211,892)	—	(211,892)
Deutsche Bank AG	475		Pay or receive amounts based on market value fluctuation of PDL BioPharma, Inc.	117,674	—	117,674

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Total return swap agreements outstanding at December 31, 2013 (continued):

Counterparty(1)(2)	Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	82		Pay or receive amounts based on market value fluctuation of PDL BioPharma, Inc.	$(69,898)	$—	$(69,898)
Deutsche Bank AG	500		Pay or receive amounts based on market value fluctuation of Powerwave Technologies, Inc.	(130,000)	—	(130,000)
Deutsche Bank AG	—	(r)	Pay or receive amounts based on market value fluctuation of priceline.com, Inc.	(209)	—	(209)
Deutsche Bank AG	68		Pay or receive amounts based on market value fluctuation of Quantum Corp.	10,856	—	10,856
Deutsche Bank AG	150		Pay or receive amounts based on market value fluctuation of Quantum Corp.	1,063	—	1,063
Deutsche Bank AG	1,425		Pay or receive amounts based on market value fluctuation of Radian Group, Inc.	274,242	—	274,242
Deutsche Bank AG	173		Pay or receive amounts based on market value fluctuation of Radian Group, Inc.	(403,218)	—	(403,218)
Deutsche Bank AG	900		Pay or receive amounts based on market value fluctuation of Radian Group, Inc.	136,274	—	136,274
Deutsche Bank AG	22		Pay or receive amounts based on market value fluctuation of Regeneron Pharmaceuticals, Inc.	(1,963,567)	—	(1,963,567)
Deutsche Bank AG	1,850		Pay or receive amounts based on market value fluctuation of Regeneron Pharmaceuticals, Inc.	2,083,080	—	2,083,080
Deutsche Bank AG	1,000		Pay or receive amounts based on market value fluctuation of Regis Corp.	(191,902)	—	(191,902)
Deutsche Bank AG	31		Pay or receive amounts based on market value fluctuation of Regis Corp.	19,770	—	19,770
Deutsche Bank AG	10		Pay or receive amounts based on market value fluctuation of RTI International Metals, Inc.	(25,969)	—	(25,969)
Deutsche Bank AG	4		Pay or receive amounts based on market value fluctuation of Salesforce.com, Inc.	(8,677)	—	(8,677)
Deutsche Bank AG	475		Pay or receive amounts based on market value fluctuation of Salesforce.com, Inc.	40,082	—	40,082
Deutsche Bank AG	47		Pay or receive amounts based on market value fluctuation of Sanchez Energy Corp.	(158,930)	—	(158,930)
Deutsche Bank AG	22		Pay or receive amounts based on market value fluctuation of Sanchez Energy Corp.	186,081	—	186,081
Deutsche Bank AG	166		Pay or receive amounts based on market value fluctuation of Sequenom, Inc.	153,448	—	153,448
Deutsche Bank AG	1,350		Pay or receive amounts based on market value fluctuation of Sequenom, Inc.	(324,658)	—	(324,658)

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Total return swap agreements outstanding at December 31, 2013 (continued):

Counterparty(1)(2)	Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	100		Pay or receive amounts based on market value fluctuation of Shengdatech, Inc.	$(500)	$—	$(500)
Deutsche Bank AG	—	(r)	Pay or receive amounts based on market value fluctuation of Sirius XM Radio, Inc.	7	—	7
Deutsche Bank AG	16		Pay or receive amounts based on market value fluctuation of SL Green Realty Corp.	(56,475)	—	(56,475)
Deutsche Bank AG	1,875		Pay or receive amounts based on market value fluctuation of SL Green Realty Corp.	112,835	—	112,835
Deutsche Bank AG	325		Pay or receive amounts based on market value fluctuation of Standard Pacific Corp.	25,898	—	25,898
Deutsche Bank AG	30		Pay or receive amounts based on market value fluctuation of Standard Pacific Corp.	(31,502)	—	(31,502)
Deutsche Bank AG	1,000		Pay or receive amounts based on market value fluctuation of Sterlite Industries (India) Ltd.	13,173	—	13,173
Deutsche Bank AG	1,000		Pay or receive amounts based on market value fluctuation of Sterlite Industries (India) Ltd.	(190)	—	(190)
Deutsche Bank AG	625		Pay or receive amounts based on market value fluctuation of Stewart Information Services Corp.	324,833	—	324,833
Deutsche Bank AG	49		Pay or receive amounts based on market value fluctuation of Stewart Information Services Corp.	(321,029)	—	(321,029)
Deutsche Bank AG	125		Pay or receive amounts based on market value fluctuation of Stillwater Mining Co.	(9,062)	—	(9,062)
Deutsche Bank AG	8		Pay or receive amounts based on market value fluctuation of Stillwater Mining Co.	(786)	—	(786)
Deutsche Bank AG	13		Pay or receive amounts based on market value fluctuation of SunPower Corp.	10,422	—	10,422
Deutsche Bank AG	350		Pay or receive amounts based on market value fluctuation of SunPower Corp.	42,966	—	42,966
Deutsche Bank AG	100		Pay or receive amounts based on market value fluctuation of SunPower Corp.	24,143	—	24,143
Deutsche Bank AG	—	(r)	Pay or receive amounts based on market value fluctuation of Swift Transportation Co.	(35)	—	(35)
Deutsche Bank AG	141		Pay or receive amounts based on market value fluctuation of Terex Corp.	(1,226,717)	—	(1,226,717)
Deutsche Bank AG	2,325		Pay or receive amounts based on market value fluctuation of Terex Corp.	982,967	—	982,967
Deutsche Bank AG	100		Pay or receive amounts based on market value fluctuation of The Medicines Co.	15,804	—	15,804

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Total return swap agreements outstanding at December 31, 2013 (continued):

Counterparty(1)(2)	Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank AG		3	Pay or receive amounts based on market value fluctuation of The Medicines Co.	$(14,399)	$—	$(14,399)
Deutsche Bank AG		7	Pay or receive amounts based on market value fluctuation of Theravance, Inc.	(70,056)	—	(70,056)
Deutsche Bank AG		200	Pay or receive amounts based on market value fluctuation of Theravance, Inc.	72,588	—	72,588
Deutsche Bank AG		90	Pay or receive amounts based on market value fluctuation of Thompson Creek Metals, Inc.	3,538	—	3,538
Deutsche Bank AG		15	Pay or receive amounts based on market value fluctuation of TICC Capital Corp.	(2,909)	—	(2,909)
Deutsche Bank AG		450	Pay or receive amounts based on market value fluctuation of TICC Capital Corp.	32,406	—	32,406
Deutsche Bank AG		175	Pay or receive amounts based on market value fluctuation of Titan Machinery, Inc.	(27,003)	—	(27,003)
Deutsche Bank AG		2	Pay or receive amounts based on market value fluctuation of Titan Machinery, Inc.	3,164	—	3,164
Deutsche Bank AG		700	Pay or receive amounts based on market value fluctuation of TRW Automotive Corp.	414,212	—	414,212
Deutsche Bank AG		22	Pay or receive amounts based on market value fluctuation of TRW Automotive Corp.	(405,905)	—	(405,905)
Deutsche Bank AG	GBP	219	Pay or receive amounts based on market value fluctuation of TUI Travel PLC	(288,528)	—	(288,528)
Deutsche Bank AG		60	Pay or receive amounts based on market value fluctuation of United Rentals, Inc.	(1,373,846)	—	(1,373,846)
Deutsche Bank AG		700	Pay or receive amounts based on market value fluctuation of United Rentals, Inc.	1,436,011	—	1,436,011
Deutsche Bank AG		525	Pay or receive amounts based on market value fluctuation of United States Steel Corp.	14,211	—	14,211
Deutsche Bank AG		7	Pay or receive amounts based on market value fluctuation of United States Steel Corp.	(13,475)	—	(13,475)
Deutsche Bank AG		750	Pay or receive amounts based on market value fluctuation of Vantage Drilling Co.	35,374	—	35,374
Deutsche Bank AG		164	Pay or receive amounts based on market value fluctuation of Vantage Drilling Co.	(11,105)	—	(11,105)
Deutsche Bank AG		69	Pay or receive amounts based on market value fluctuation of Vector Group Ltd.	(20,286)	—	(20,286)
Deutsche Bank AG		1,000	Pay or receive amounts based on market value fluctuation of Vector Group Ltd.	25,414	—	25,414

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Total return swap agreements outstanding at December 31, 2013 (continued):

Counterparty(1)(2)	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	775	Pay or receive amounts based on market value fluctuation of Vector Group Ltd.	$25,618	$—	$25,618
Deutsche Bank AG	2,350	Pay or receive amounts based on market value fluctuation of VeriSign, Inc.	773,505	—	773,505
Deutsche Bank AG	64	Pay or receive amounts based on market value fluctuation of VeriSign, Inc.	(773,258)	—	(773,258)
Deutsche Bank AG	275	Pay or receive amounts based on market value fluctuation of ViroPharma, Inc.	322,360	—	322,360
Deutsche Bank AG	76	Pay or receive amounts based on market value fluctuation of Vishay Intertechnology, Inc.	20,708	—	20,708
Deutsche Bank AG	1,125	Pay or receive amounts based on market value fluctuation of Vishay Intertechnology, Inc.	(46,616)	—	(46,616)
Deutsche Bank AG	25	Pay or receive amounts based on market value fluctuation of Web.Com Group, Inc.	(24,198)	—	(24,198)
Deutsche Bank AG	3	Pay or receive amounts based on market value fluctuation of WebMD Health Corp.	(6,478)	—	(6,478)
Deutsche Bank AG	425	Pay or receive amounts based on market value fluctuation of Western Refining, Inc.	338,484	—	338,484
Deutsche Bank AG	44	Pay or receive amounts based on market value fluctuation of Western Refining, Inc.	(315,133)	—	(315,133)
Deutsche Bank AG	26	Pay or receive amounts based on market value fluctuation of Wintrust FinaQcial Corp.	(17,496)	—	(17,496)
Deutsche Bank AG	1,300	Pay or receive amounts based on market value fluctuation of Xilinx, Inc.	320,871	—	320,871
Deutsche Bank AG	43	Pay or receive amounts based on market value fluctuation of Xilinx, Inc.	(217,129)	—	(217,129)
Deutsche Bank AG	4	Pay or receive amounts based on market value fluctuation of Zais Financial Corp.	1,141	—	1,141
Deutsche Bank AG	21	Pay or receive amounts based on market value fluctuation of ZaZa Energy Corp.	18,032	—	18,032
Deutsche Bank AG	450	Pay or receive amounts based on market value fluctuation of ZaZa Energy Corp.	(76,256)	—	(76,256)

			$7,936	$—	$7,936

(r)	Notional amount is less than $500 par.
#	Notional amount is shown in U.S. dollars unless otherwise stated.
(1)	Credit Suisse First Boston Corp. total return swaps have a termination date of 3/31/14.
(2)	Deutsche Bank AG positions have a termination date of 3/26/14. On the Deutsche Bank AG positions, the Portfolio receives or pays the total return on the positions shown in the table above and pays or receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions within the swap.

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$5,715,205,902	$—	$—
Common Stocks	642,497,343	146,121,087	74,573
Exchange Traded Funds	200,898,896	—	—
Preferred Stocks	5,204,946	—	2,227,451
Rights	—	3	—
Unaffiliated Mutual Funds	128,563,543	—	—
Warrants	2,855,316	621	61,629
Asset-Backed Securities
Collateralized Debt Obligations	—	4,065,496	—
Collateralized Loan Obligations	—	7,065,138	—
Non-Residential Mortgage-Backed Securities	—	4,032,900	—
Residential Mortgage-Backed Securities	—	273,005	—
Bank Loans	—	1,649,787	—
Commercial Mortgage-Backed Securities	—	8,993,516	—
Convertible Bonds	—	22,835,109	47,902
Corporate Bonds	—	230,816,629	1,002,555
Foreign Government Bonds	—	337,696,496	—
Municipal Bond	—	716,220	—
Residential Mortgage-Backed Securities	—	30,704,565	5,078,203
U.S. Government Agency Obligations	—	52,145,632	—
U.S. Treasury Obligations	—	516,638,737	—
Repurchase Agreements	—	93,700,000	—
Foreign Treasury Obligations	—	49,240,776	—
Commercial Paper	—	3,295,652	—
Options Purchased	1,018,293	566,396	—
Short Sales – Common Stocks	(294,364,131)	(3,834,265)	(70)
Short Sales – Exchange Traded Fund	(969,148)	—	—
Short Sales – U.S. Government Agency Obligations	—	(6,934,610)	—
Short Sales – U.S. Treasury Obligations	—	(603,799)	—
Options Written	(2,939,137)	(622,503)	(22,757)
Other Financial Instruments*
Financial Futures Contracts	15,843,874	—	—
Commodity Futures Contracts	(2,991,006)	—	—
Foreign Forward Currency Contracts	—	(4,017,258)	—
Interest Rate Swaps	(339,841)	(210,122)	—
Credit Default Swaps	(802,163)	(25,736)	—
Total Return Swaps	—	7,936	—

Total	$6,409,682,687	$1,494,317,408	$8,469,486

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2013 were as follows:

Affiliated Mutual Funds	56.2%
Affiliated Money Market Mutual Fund (1.7% represents investments purchased with collateral from securities on loan)	15.9
U.S. Treasury Obligations	6.5
Foreign Government Bonds	4.3
Exchange Traded Funds	2.5
Oil, Gas & Consumable Fuels	2.4
Unaffiliated Mutual Funds	1.6
Repurchase Agreements	1.2
Transportation Infrastructure	0.8
U.S. Government Agency Obligations	0.7
Foreign Treasury Obligations	0.6
Electric Utilities	0.6
Road & Rail	0.6
Independent Power Producers & Energy Traders	0.6
Commercial Banks	0.5
Media	0.5
Metals & Mining	0.5
Residential Mortgage-Backed Securities	0.5
Diversified Financial Services	0.5
Construction & Engineering	0.5
Multi-Utilities	0.4
Real Estate Investment Trusts	0.4
Financial - Bank & Trust	0.3
Wireless Telecommunication Services	0.3
Pharmaceuticals	0.2
Telecommunications	0.2
Gas Utilities	0.2
Household Durables	0.2
Semiconductors & Semiconductor Equipment	0.2
Software	0.2
Chemicals	0.2
Diversified Telecommunication Services	0.2
Internet Software & Services	0.2
Specialty Retail	0.2
Biotechnology	0.2
Collateralized Debt Obligations	0.1
Collateralized Loan Obligations	0.1
Insurance	0.1
Capital Markets	0.1
Trading Companies & Distributors	0.1
Health Care Equipment & Supplies	0.1
Building Materials	0.1
Machinery	0.1
Commercial Mortgage-Backed Securities	0.1
Hotels, Restaurants & Leisure	0.1
Thrifts & Mortgage Finance	0.1
Food Products	0.1
Aerospace & Defense	0.1
Energy Equipment & Services	0.1
Marine	0.1
Electronic Equipment, Instruments & Components	0.1
Water Utilities	0.1
IT Services	0.1
Communications Equipment	0.1
Automobiles	0.1
Leisure Equipment & Products	0.1
Retail & Merchandising	0.1
Transportation	0.1

Life Sciences Tools & Services	0.1%
Health Care Providers & Services	0.1
Internet & Catalog Retail	(0.1)
Capital Markets	(0.1)
Automobiles	(0.1)
Road & Rail	(0.1)
Computers & Peripherals	(0.1)
Electric Utilities	(0.1)
Food & Staples Retailing	(0.1)
Industrial Conglomerates	(0.1)
Airlines	(0.1)
Commercial Services & Supplies	(0.1)
Internet Software & Services	(0.1)
Household Durables	(0.1)
Food Products	(0.1)
IT Services	(0.1)
Metals & Mining	(0.1)
Energy Equipment & Services	(0.1)
Biotechnology	(0.1)
Multi-Utilities	(0.1)
Aerospace & Defense	(0.1)
Health Care Equipment & Supplies	(0.1)
Hotels, Restaurants & Leisure	(0.1)
Specialty Retail	(0.1)
U.S. Government Agency Obligations	(0.1)
Pharmaceuticals	(0.1)
Machinery	(0.1)
Chemicals	(0.1)
Health Care Providers & Services	(0.1)
Software	(0.1)
Real Estate Investment Trusts	(0.1)
Insurance	(0.2)
Oil, Gas & Consumable Fuels	(0.2)
Semiconductors & Semiconductor Equipment	(0.2)
Commercial Banks	(0.2)
Media	(0.2)

99.7
Other assets in excess of liabilities	0.3

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due to broker-variation margin	$3,896,237	*	Due to broker-variation margin	$5,812,925	*
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	257,029		Unrealized depreciation on over-the-counter swap agreements	467,151
Interest rate contracts	Premiums paid for swap agreements	90,605		Premiums received for swap agreements	45,756
Interest rate contracts	Unaffiliated investments	555,706		Written options outstanding, at value	710,713
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	12,242,543		Unrealized depreciation on foreign currency forward contracts	16,259,801
Foreign exchange contracts	Unaffiliated investments	87,244		Written options outstanding, at value	436,093
Foreign exchange contracts	Due to broker-variation margin	8,687	*	—	—
Credit contracts	Unrealized appreciation on over-the-counter swap agreements	83,315		Unrealized depreciation on over-the-counter swap agreements	109,051
Credit contracts	Premiums paid for swap agreements	182,884		Premiums received for swap agreements	7,992
Credit contracts	—	—		Due to broker-variation margin	802,163	*
Equity contracts	Unrealized appreciation on over-the-counter swap agreements	21,055,406		Unrealized depreciation on over-the-counter swap agreements	21,047,470
Equity contracts	Unaffiliated investments	3,859,308		Written options outstanding, at value	2,437,591
Equity contracts	Due to broker-variation margin	20,446,648	*	Due to broker-variation margin	3,034,614	*
Commodity contracts	Due to broker-variation margin	6,222,335	*	Due to broker-variation margin	9,213,341	*

Total		$68,987,947			$60,384,661

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(1)	Purchased Options(1)	Futures	Written Options	Swaps	Forward Currency Contracts(2)	Total
Interest rate contracts	$—	$(140,416)	$(1,708,491)	$2,295,534	$1,289,127	$—	$1,735,754
Foreign exchange contracts	—	(666,644)	(336,984)	1,124,648	—	10,985,765	11,106,785
Credit contracts	—	—	—	—	(1,929,740)	—	(1,929,740)
Equity contracts	560,083	(12,920,404)	43,460,547	15,517,700	5,099,667	—	51,717,593
Commodity contracts	—	—	(37,509,969)	—	—	—	(37,509,969)

Total	$560,083	$(13,727,464)	$3,905,103	$18,937,882	$4,459,054	$10,985,765	$25,120,423

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(3)	Purchased Options(3)	Futures	Written Options	Swaps	Forward Currency Contracts(4)	Total
Interest rate contracts	$—	$293,926	$(1,922,837)	$63,507	$(2,911,165)	$—	$(4,476,569)
Foreign exchange contracts	—	(138,598)	8,687	(83,023)	—	(3,026,155)	(3,239,089)
Credit contracts	—	—	—	—	(849,561)	—	(849,561)
Equity contracts	736,138	(2,736,498)	20,424,337	1,371,476	(308,036)	—	19,487,417
Commodity contracts	—	—	1,143,716	—	—	—	1,143,716

Total	$736,138	$(2,581,170)	$19,653,903	$1,351,960	$(4,068,762)	$(3,026,155)	$12,065,914

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2013, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options(1)	Written Options(2)	Futures Contracts - Long Positions(3)	Futures Contracts - Short Positions(3)	Forward Foreign Currency Exchange Purchase Contracts(4)	Forward Foreign Currency Exchange Sale Contracts(5)
$5,153,398	$4,722,748	$1,773,109,270	$470,817,664	$641,015,360	$1,034,644,482

Interest Rate Swap Agreements(6)	Credit Default Swap Agreements - Buy Protection(6)	Credit Default Swap Agreements - Sell Protection(6)	Total Return Swap Agreements(6)	Currency Swap Agreements(6)
$145,464,201	$23,870,000	$10,344,920	$101,350,494	$1,120,000

(1)	Cost.

(2)	Premiums Received.

(3)	Value at Trade Date.

(4)	Value at Settlement Date Payable.

(5)	Value at Settlement Date Receivable.

(6)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in financial instruments and derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument and derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$133,071,255	$—	$—	$133,071,255
Repurchase agreements	93,700,000	—	—	93,700,000
Exchange-traded and cleared derivatives	1,018,293	(1,018,293)	—	—
Over-the-counter derivatives*	34,204,689	(338,396)	—	33,866,293

				260,637,548

Liabilities:
Exchange-traded and cleared derivatives	(6,596,455)	—	—	(6,596,455)
Securities sold short	(299,771,413)	—	—	(299,771,413)
Over-the-counter derivatives*	(38,528,733)	—	—	(38,528,733)

				(344,896,601)

Collateral Amount Pledged/(Received):	/
Securities on loan				(133,071,255)
Repurchase agreements				(93,700,000)
Exchange-traded and cleared derivatives				6,596,455
Securities sold short				299,771,413
Over-the-counter derivatives				5,707,180

Net Amount				$1,044,740

*	Over-the-counter derivatives may consist of forward foreign currency exchange contracts, options contracts and swap agreements. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation) by counterparty, see the Schedule of Investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $133,071,255:
Affiliated investments (cost $4,996,391,562)	$5,715,205,902
Unaffiliated investments (cost $2,334,021,974)	2,500,088,415
Cash	561,985
Foreign currency, at value (cost $4,241,970)	4,229,347
Deposit with broker	316,549,994
Receivable for investments sold	113,953,309
Unrealized appreciation on over-the-counter swap agreements	21,395,750
Dividends and interest receivable	12,654,730
Unrealized appreciation on foreign currency forward contracts	12,242,543
Tax reclaim receivable	658,088
Premiums paid for swap agreements	273,489
Receivable for fund share sold	76,102
Prepaid expenses	19,623

Total Assets	8,697,909,277

LIABILITIES:
Securities sold short, at value (proceeds received $253,078,544)	306,706,023
Payable for investments purchased	278,304,094
Payable to broker for collateral for securities on loan	135,500,352
Unrealized depreciation on over-the-counter swap agreements	21,623,672
Unrealized depreciation on foreign currency forward contracts	16,259,801
Due to broker-variation margin	3,657,318
Written options outstanding, at value (premiums received $5,229,961)	3,584,397
Advisory fees payable	2,241,509
Due to broker	1,564,000
Payable for fund share repurchased	715,871
Accrued expenses and other liabilities	536,759
Dividends payable on securities sold short	236,061
Interest payable on securities sold short	85,432
Premiums received for swap agreements	53,748
Distribution fee payable	47,483
Affiliated transfer agent fee payable	417

Total Liabilities	771,116,937

NET ASSETS	$7,926,792,340

Net assets were comprised of:
Paid-in capital	$6,807,153,231
Retained earnings	1,119,639,109

Net assets, December 31, 2013	$7,926,792,340

Net asset value and redemption price per share, $7,926,792,340 / 630,620,436 outstanding shares of beneficial interest	$12.57

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Interest income	$33,182,150
Unaffiliated dividend income (net of $736,598 foreign withholding tax)	30,616,916
Affiliated dividend income	1,608,688
Affiliated income from securities lending, net	591,789

65,999,543

EXPENSES
Advisory fees	55,988,037
Dividends on securities sold short	5,069,373
Distribution fee (Note 4)	2,900,021
Custodian and accounting fees	1,911,000
Broker fees and expenses on short sales	1,707,914
Shareholder servicing fees and expenses (Note 4)	501,696
Trustees’ fees	81,000
Audit fee	75,000
Legal fees and expenses	37,000
Insurance expenses	24,000
Interest expense	19,296
Commitment fee on syndicated credit agreement	12,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Shareholders’ reports	8,000
Loan interest expense (Note 7)	5,415
Miscellaneous	29,775

Total expenses	68,378,527
Less: advisory fee waivers and/or expense reimbursement	(20,669)
Less: shareholder servicing fee waiver	(172,802)

Net expenses	68,185,056

NET INVESTMENT LOSS	(2,185,513)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated $218,517,646)	342,853,449
Futures transactions	3,905,103
Options written transactions	18,937,882
Short sales transactions	(98,354,001)
Swap agreements transactions	4,459,054
Foreign currency transactions	10,298,805

282,100,292

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $415,631,574)	444,169,822
Futures	19,653,903
Options written	1,351,960
Short sales	(13,213,025)
Swap agreements	(4,068,762)
Foreign currencies	(3,526,053)

444,367,845

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	726,468,137

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$724,282,624

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2013	Year Ended December 31, 2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$(2,185,513)	$61,593,199
Net realized gain on investment and foreign currency transactions	282,100,292	299,784,073
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	444,367,845	413,052,744

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	724,282,624	774,430,016

DISTRIBUTIONS	—	(69,787,794)

FUND SHARE TRANSACTIONS:
Fund share sold [62,332,951 and 215,630,546 shares, respectively]	739,835,813	2,346,108,876
Fund share issued in reinvestment of distributions [0 and 6,671,873 shares, respectively]	—	69,787,794
Fund share repurchased [95,567,961 and 139,944,046 shares, respectively]	(1,125,944,384)	(1,505,356,927)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(386,108,571)	910,539,743

TOTAL INCREASE IN NET ASSETS.	338,174,053	1,615,181,965
NET ASSETS:
Beginning of year	7,588,618,287	5,973,436,322

End of year	$7,926,792,340	$7,588,618,287

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST AQR LARGE-CAP PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 98.4%
COMMON STOCKS	Shares	Value (Note 2)

Aerospace & Defense — 2.1%
Boeing Co. (The)	132,100	$18,030,329
General Dynamics Corp.	38,700	3,697,785
Honeywell International, Inc.	120,400	11,000,948
Northrop Grumman Corp.	177,300	20,320,353
Raytheon Co.	28,100	2,548,670

		55,598,085

Air Freight & Logistics — 0.2%
FedEx Corp.	6,000	862,620
United Parcel Service, Inc. (Class B Stock)	42,900	4,507,932

		5,370,552

Auto Components — 0.4%
Delphi Automotive PLC (United Kingdom)	194,700	11,707,311

Automobiles — 0.5%
Ford Motor Co.	792,500	12,228,275

Beverages — 1.7%
Coca-Cola Co. (The)	669,900	27,673,569
Dr. Pepper Snapple Group, Inc.(a)	26,800	1,305,696
PepsiCo, Inc.	189,800	15,742,012

		44,721,277

Biotechnology — 3.8%
Amgen, Inc.	145,100	16,564,616
Biogen Idec, Inc.*	66,000	18,463,500
Celgene Corp.*	234,000	39,536,640
Gilead Sciences, Inc.*	297,600	22,364,640
Regeneron Pharmaceuticals, Inc.*(a)	10,400	2,862,496

		99,791,892

Building Products — 0.2%
Allegion PLC*	107,300	4,741,587

Capital Markets — 1.3%
Ameriprise Financial, Inc.	66,300	7,627,815
Bank of New York Mellon Corp. (The)	20,600	719,764
BlackRock, Inc.	30,500	9,652,335
Invesco Ltd	142,800	5,197,920
Morgan Stanley	109,300	3,427,648
State Street Corp.	88,500	6,495,015

		33,120,497

Chemicals — 2.6%
CF Industries Holdings, Inc.	57,800	13,469,712
LyondellBasell Industries NV (Class A Stock)	373,500	29,984,580
Monsanto Co.	38,300	4,463,865
PPG Industries, Inc.	107,000	20,293,620

		68,211,777

Commercial Banks — 3.8%
Comerica, Inc.(a)	379,700	18,050,938
Fifth Third Bancorp	566,100	11,905,083
Huntington Bancshares, Inc.	88,800	856,920
KeyCorp.	1,249,800	16,772,316
M&T Bank Corp.(a)	62,200	7,241,324
PNC Financial Services Group, Inc. (The)	91,700	7,114,086
Regions Financial Corp.	257,300	2,544,697
U.S. Bancorp	25,200	1,018,080
Wells Fargo & Co.	708,500	32,165,900

COMMON STOCKS (continued)	Shares	Value (Note 2)

Commercial Banks (continued)
Zions Bancorporation(a)	47,800	$1,432,088

		99,101,432

Communications Equipment — 1.1%
Cisco Systems, Inc.	920,700	20,669,715
Harris Corp.	50,900	3,553,329
QUALCOMM, Inc.	46,800	3,474,900

		27,697,944

Computers & Peripherals — 3.9%
Apple, Inc.	101,900	57,177,109
Hewlett-Packard Co.	338,700	9,476,826
Seagate Technology PLC	118,400	6,649,344
Western Digital Corp.	329,400	27,636,660

		100,939,939

Construction & Engineering — 0.1%
Jacobs Engineering Group, Inc.*	32,400	2,040,876

Consumer Finance — 1.0%
Discover Financial Services	143,600	8,034,420
SLM Corp.	686,200	18,033,336

		26,067,756

Containers & Packaging — 0.8%
Avery Dennison Corp.	165,900	8,326,521
Owens-Illinois, Inc.*	252,800	9,045,184
Sealed Air Corp.	91,900	3,129,195

		20,500,900

Diversified Consumer Services — 0.3%
H&R Block, Inc.	242,100	7,030,584

Diversified Financial Services — 4.6%
Bank of America Corp.	663,500	10,330,695
Berkshire Hathaway, Inc. (Class B Stock)*	308,100	36,528,336
Citigroup, Inc.	627,000	32,672,970
JPMorgan Chase & Co.	542,000	31,696,160
Leucadia National Corp.	151,900	4,304,846
Moody’s Corp.	62,300	4,888,681

		120,421,688

Diversified Telecommunication Services — 1.8%
AT&T, Inc.	660,100	23,209,116
Verizon Communications, Inc.	498,300	24,486,462

		47,695,578

Electric Utilities — 1.1%
American Electric Power Co., Inc.	228,900	10,698,787
Duke Energy Corp.	29,100	2,008,191
Edison International	261,500	12,107,450
Pinnacle West Capital Corp.	85,500	4,524,660

		29,339,088

Electrical Equipment — 0.5%
Emerson Electric Co.	96,100	6,744,298
Rockwell Automation, Inc.	56,600	6,687,856

		13,432,154

Electronic Equipment, Instruments & Components — 0.7%
FLIR Systems, Inc.	97,100	2,922,710
TE Connectivity Ltd. (Switzerland)	272,500	15,017,475

		17,940,185

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST AQR LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Energy Equipment & Services — 0.5%
Halliburton Co.	153,600	$7,795,200
Helmerich & Payne, Inc.(a)	39,400	3,312,752
Nabors Industries Ltd.	143,900	2,444,861

		13,552,813

Food & Staples Retailing — 1.9%
Costco Wholesale Corp.	66,400	7,902,264
CVS Caremark Corp.	328,200	23,489,274
Walgreen Co.	172,300	9,896,912
Wal-Mart Stores, Inc.	98,400	7,743,096

		49,031,546

Food Products — 3.3%
Archer-Daniels-Midland Co.	667,700	28,978,180
Hershey Co. (The)	185,000	17,987,550
J.M. Smucker Co. (The)	95,700	9,916,434
Mead Johnson Nutrition Co.	27,900	2,336,904
Mondelez International, Inc. (Class A Stock) .	147,800	5,217,340
Tyson Foods, Inc. (Class A Stock)(a)	683,800	22,879,948

		87,316,356

Health Care Equipment & Supplies — 4.3%
Abbott Laboratories	810,600	31,070,298
Boston Scientific Corp.*	1,859,500	22,351,190
CareFusion Corp.*	391,500	15,589,530
Medtronic, Inc.	482,800	27,707,892
Stryker Corp.	201,400	15,133,196

		111,852,106

Health Care Providers & Services — 3.9%
AmerisourceBergen Corp.	276,100	19,412,591
Cardinal Health, Inc.	79,000	5,277,990
CIGNA Corp.	151,400	13,244,472
Express Scripts Holding Co.*	16,100	1,130,864
Humana, Inc.	168,500	17,392,570
McKesson Corp.	163,600	26,405,040
Patterson Cos., Inc.	15,600	642,720
UnitedHealth Group, Inc.(a)	141,800	10,677,540
WellPoint, Inc.	95,400	8,814,006

		102,997,793

Hotels, Restaurants & Leisure — 0.8%
International Game Technology	244,400	4,438,304
McDonald’s Corp.	25,600	2,483,968
Starbucks Corp.	180,500	14,149,395

		21,071,667

Household Durables
Newell Rubbermaid, Inc.	40,500	1,312,605

Household Products — 1.9%
Colgate-Palmolive Co.	17,200	1,121,612
Kimberly-Clark Corp.	239,200	24,986,832
Procter & Gamble Co. (The)	299,400	24,374,154

		50,482,598

Industrial Conglomerates — 1.9%
3M Co.	105,100	14,740,275
Danaher Corp.	12,200	941,840
General Electric Co.	1,216,200	34,090,086

		49,772,201

COMMON STOCKS (continued)	Shares	Value (Note 2)

Insurance — 4.8%
ACE Ltd.	69,400	$7,184,982
Allstate Corp. (The)	218,000	11,889,720
American International Group, Inc.	368,000	18,786,400
AON PLC (United Kingdom)	192,200	16,123,658
Assurant, Inc.	85,200	5,654,724
Chubb Corp. (The)	72,200	6,976,686
Hartford Financial Services Group, Inc. (The)	75,100	2,720,873
Lincoln National Corp.	144,400	7,453,928
Loews Corp.	40,200	1,939,248
MetLife, Inc.	222,400	11,991,808
Travelers Cos., Inc. (The)	215,600	19,520,424
Unum Group	419,500	14,716,060

		124,958,511

Internet & Catalog Retail — 1.0%
Amazon.com, Inc.*	66,700	26,599,293

Internet Software & Services — 4.7%
Akamai Technologies, Inc.*(a)	191,300	9,025,534
eBay, Inc.*	266,400	14,622,696
Google, Inc. (Class A Stock)*	54,000	60,518,340
Yahoo!, Inc.*	963,200	38,951,808

		123,118,378

IT Services — 2.9%
Cognizant Technology Solutions Corp.
(Class A Stock)*	29,500	2,978,910
Computer Sciences Corp.	266,200	14,875,256
Fidelity National Information Services, Inc.	285,800	15,341,744
International Business Machines Corp.	135,200	25,359,464
MasterCard, Inc. (Class A Stock)	10,000	8,354,600
Visa, Inc. (Class A Stock)(a)	38,700	8,617,716

		75,527,690

Life Sciences Tools & Services — 0.1%
Agilent Technologies, Inc.	67,700	3,871,763

Machinery — 2.1%
Cummins, Inc.	143,300	20,201,001
Flowserve Corp.	78,200	6,164,506
Ingersoll-Rand PLC	321,900	19,829,040
Parker Hannifin Corp.	68,000	8,747,520

		54,942,067

Media — 3.2%
CBS Corp. (Class B Stock)	133,500	8,509,290
Comcast Corp. (Class A Stock)	255,000	13,251,075
DIRECTV*	47,400	3,274,866
Gannett Co., Inc.(a)	180,600	5,342,148
Graham Holdings Co.*	3,900	2,586,948
Interpublic Group of Cos., Inc. (The)	259,100	4,586,070
Time Warner Cable, Inc.	63,700	8,631,350
Time Warner, Inc.	64,400	4,489,968
Viacom, Inc. (Class B Stock)	166,500	14,542,110
Walt Disney Co. (The)(a)	231,700	17,701,880

		82,915,705

Metals & Mining — 0.1%
United States Steel Corp.(a)	78,900	2,327,550

Multiline Retail — 0.4%
Macy’s, Inc.	198,600	10,605,240

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST AQR LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Multi-Utilities — 1.0%
Ameren Corp.	67,300	$2,433,568
CenterPoint Energy, Inc	109,400	2,535,892
DTE Energy Co.	231,300	15,356,007
PG&E Corp.	126,200	5,083,336

		25,408,803

Office Electronics — 0.5%
Xerox Corp.	1,090,800	13,275,036

Oil, Gas & Consumable Fuels — 8.4%
Anadarko Petroleum Corp.	169,000	13,405,080
Cabot Oil & Gas Corp.	403,600	15,643,536
Chevron Corp.	234,500	29,291,395
Devon Energy Corp.	40,300	2,493,361
EOG Resources, Inc.	33,700	5,656,208
Exxon Mobil Corp.	482,200	48,798,640
Hess Corp.	333,200	27,655,600
Marathon Oil Corp.	505,900	17,858,270
Marathon Petroleum Corp.	176,800	16,217,864
Murphy Oil Corp.	42,400	2,750,912
Newfield Exploration Co.*	55,400	1,364,502
Occidental Petroleum Corp.	190,500	18,116,550
Phillips 66	270,500	20,863,665

		220,115,583

Pharmaceuticals — 5.4%
AbbVie, Inc.	80,400	4,245,924
Eli Lilly & Co.	516,500	26,341,500
Johnson & Johnson	532,800	48,799,152
Merck & Co., Inc.	275,300	13,778,765
Pfizer, Inc.	1,540,177	47,175,621

		140,340,962

Professional Services — 0.1%
Dun & Bradstreet Corp. (The)	14,200	1,743,050
Equifax, Inc.	17,000	1,174,530

		2,917,580

Real Estate Investment Trusts (REITs) — 1.6%
American Tower Corp.	51,800	4,134,676
AvalonBay Communities, Inc.	25,500	3,014,865
Boston Properties, Inc.	19,900	1,997,363
Equity Residential(a)	67,000	3,475,290
HCP, Inc.	86,900	3,156,208
Health Care REIT, Inc.	53,600	2,871,352
ProLogis, Inc.	92,700	3,425,265
Public Storage	27,300	4,109,196
Simon Property Group, Inc.	59,300	9,023,088
Ventas, Inc.	55,800	3,196,224
Weyerhaeuser Co.	71,600	2,260,412

		40,663,939

Road & Rail — 0.4%
Union Pacific Corp.	58,200	9,777,600

Semiconductors & Semiconductor Equipment — 2.6%
Broadcom Corp. (Class A Stock)	133,100	3,946,415
Intel Corp.	338,000	8,774,480
KLA-Tencor Corp.	140,400	9,050,184
Lam Research Corp.*	260,600	14,189,670
LSI Corp.	1,265,100	13,941,402

COMMON STOCKS (continued)	Shares	Value (Note 2)

Semiconductors & Semiconductor Equipment (continued)
NVIDIA Corp.	1,074,000	$17,205,480

		67,107,631

Software — 3.7%
CA, Inc.	201,700	6,787,205
Electronic Arts, Inc.*(a)	205,000	4,702,700
Microsoft Corp.	1,416,700	53,027,081
Oracle Corp.	379,800	14,531,148
Symantec Corp.	727,700	17,159,166

		96,207,300

Specialty Retail — 3.6%
Bed Bath & Beyond, Inc.*	68,200	5,476,460
Best Buy Co., Inc.	389,600	15,537,248
GameStop Corp. (Class A Stock)	417,200	20,551,272
Gap, Inc. (The)	171,300	6,694,404
Home Depot, Inc. (The)	404,000	33,265,360
Lowe’s Cos., Inc.	86,100	4,266,255
O’Reilly Automotive, Inc.*(a)	33,000	4,247,430
TJX Cos., Inc. (The)	83,900	5,346,947

		95,385,376

Textiles, Apparel & Luxury Goods — 0.1%
Fossil Group, Inc.*	23,300	2,794,602

Tobacco — 0.7%
Altria Group, Inc.	391,800	15,041,202
Philip Morris International, Inc.	28,600	2,491,918

		17,533,120

Trading Companies & Distributors
W.W. Grainger, Inc.	3,600	919,512

TOTAL LONG-TERM INVESTMENTS (cost $2,294,743,777)		2,572,402,303

SHORT-TERM INVESTMENT — 5.2%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $136,707,633; includes $93,077,498 of cash collateral for securities on loan)(b)(w) (Note 4)	136,707,633	136,707,633

TOTAL INVESTMENTS — 103.6% (cost $2,431,451,410)		2,709,109,936
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (3.6)%		(94,050,124)

NET ASSETS — 100.0%		$2,615,059,812

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST AQR LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The following abbreviation is used in the Portfolio descriptions:

REIT	Real Estate Investment Trust

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $91,110,061; cash collateral of $93,077,498 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation(1)
Long Position:
333	S&P 500 E-Mini	Mar. 2014	$29,448,855	$30,654,315	$1,205,460

(1)	Cash of $1,365,300 has been segregated to cover requirement for open futures contracts as of December 31, 2013.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$2,572,402,303	$—	$—
Affiliated Money Market Mutual Fund	136,707,633	—	—
Other Financial Instruments*
Futures Contracts	1,205,460	—	—

Total	$2,710,315,396	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST AQR LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

Oil, Gas & Consumable Fuels	8.4%
Pharmaceuticals	5.4
Affiliated Money Market Mutual Fund (3.6% represents investments purchased with collateral from securities on loan)	5.2
Insurance	4.8
Internet Software & Services	4.7
Diversified Financial Services	4.6
Health Care Equipment & Supplies	4.3
Health Care Providers & Services	3.9
Computers & Peripherals	3.9
Biotechnology	3.8
Commercial Banks	3.8
Software	3.7
Specialty Retail	3.6
Food Products	3.3
Media	3.2
IT Services	2.9
Chemicals	2.6
Semiconductors & Semiconductor Equipment	2.6
Aerospace & Defense	2.1
Machinery	2.1
Household Products	1.9
Industrial Conglomerates	1.9
Food & Staples Retailing	1.9
Diversified Telecommunication Services	1.8
Beverages	1.7
Real Estate Investment Trusts (REITs)	1.6

Capital Markets	1.3%
Electric Utilities	1.1
Communications Equipment	1.1
Internet & Catalog Retail	1.0
Consumer Finance	1.0
Multi-Utilities	1.0
Hotels, Restaurants & Leisure	0.8
Containers & Packaging	0.8
Electronic Equipment, Instruments & Components	0.7
Tobacco	0.7
Energy Equipment & Services	0.5
Electrical Equipment	0.5
Office Electronics	0.5
Automobiles	0.5
Auto Components	0.4
Multiline Retail	0.4
Road & Rail	0.4
Diversified Consumer Services	0.3
Air Freight & Logistics	0.2
Building Products	0.2
Life Sciences Tools & Services	0.1
Professional Services	0.1
Textiles, Apparel & Luxury Goods	0.1
Metals & Mining	0.1
Construction & Engineering	0.1

103.6
Liabilities in excess of other assets	(3.6)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from broker-variation margin	$1,205,460	*	—	$—

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$16,691,204

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$1,205,460

For the period ended December 31, 2013, the Portfolio’s average value at trade date for futures long position was $52,101,031.

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST AQR LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in financial instruments and derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument and derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$91,110,061	$—	$—	$91,110,061
Exchange-traded and cleared derivatives	106,560	—	—	106,560

				91,216,621

Collateral Amount Pledged/(Received):
Securities on loan				(91,110,061)
Exchange-traded and cleared derivatives				—

Net Amount				$106,560

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST AQR LARGE-CAP PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $91,110,061:
Unaffiliated investments (cost $2,294,743,777)	$2,572,402,303
Affiliated investments (cost $136,707,633)	136,707,633
Deposit with broker	1,365,300
Dividends and interest receivable	2,909,265
Receivable for fund share sold	289,916
Due from broker-variation margin	106,560
Prepaid expenses	1,707

Total Assets	2,713,782,684

LIABILITIES:
Payable to broker for collateral for securities on loan	93,077,498
Payable for fund share repurchased	5,045,012
Advisory fees payable	458,660
Accrued expenses and other liabilities	105,188
Distribution fee payable	36,097
Affiliated transfer agent fee payable	417

Total Liabilities	98,722,872

NET ASSETS	$2,615,059,812

Net assets were comprised of:
Paid-in capital	$2,259,208,722
Retained earnings	355,851,090

Net assets, December 31, 2013	$2,615,059,812

Net asset value and redemption price per share, $2,615,059,812 / 222,176,865 outstanding shares of beneficial interest	$11.77

STATEMENT OF OPERATIONS

For the Period April 29, 2013* through December 31, 2013

INCOME
Unaffiliated dividend income	$30,734,812
Affiliated dividend income	122,629
Affiliated income from securities lending, net	89,750
Interest income	104

30,947,295

EXPENSES
Advisory fees	11,494,476
Distribution fee (Note 4)	1,604,167
Custodian and accounting fees	131,000
Audit fee	24,000
Legal fees and expenses	23,000
Trustees’ fees	20,000
Shareholders’ reports	7,000
Transfer agent’s fees and expenses (including affiliated expense of $1,900) (Note 4)	7,000
Commitment fee on syndicated credit agreement	6,000
Insurance expenses	1,000
Miscellaneous	13,091

Total expenses	13,330,734
Less: advisory fee waivers and/or expense reimbursement	(2,323,863)

Net expenses	11,006,871

NET INVESTMENT INCOME	19,940,424

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain on:
Investment transactions	40,355,476
Futures transactions	16,691,204

57,046,680

Net change in unrealized appreciation (depreciation) on:
Investments	277,658,526
Futures	1,205,460

278,863,986

NET GAIN ON INVESTMENTS	335,910,666

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$355,851,090

STATEMENT OF CHANGES IN NET ASSETS

April 29, 2013* through December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$19,940,424
Net realized gain on investment transactions	57,046,680
Net change in unrealized appreciation (depreciation) on investments	278,863,986

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	355,851,090

FUND SHARE TRANSACTIONS:
Fund share sold [265,039,269 shares]	2,724,558,411
Fund share repurchased [42,862,404 shares]	(465,349,689)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	2,259,208,722

TOTAL INCREASE IN NET ASSETS	2,615,059,812
NET ASSETS:
Beginning of period	—

End of period	$2,615,059,812

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 88.1%
	Shares	Value (Note 2)

AFFILIATED MUTUAL FUNDS
AST AQR Emerging Markets Equity Portfolio*	1,924,514	$19,707,021
AST AQR Large-Cap Portfolio*	105,227,365	1,238,526,081
AST ClearBridge Dividend Growth Portfolio*	52,139,635	616,811,883
AST Federated Aggressive Growth Portfolio*	8,471,752	114,876,961
AST Goldman Sachs Large-Cap Value Portfolio*	12,613,362	296,792,410
AST Goldman Sachs Mid-Cap Growth Portfolio*	1,299,579	9,019,079
AST Goldman Sachs Small-Cap Value Portfolio*	5,106,247	85,836,018
AST Herndon Large-Cap Value Portfolio*	17,841,158	228,902,063
AST High Yield Portfolio*	12,849,538	105,494,704
AST International Growth Portfolio*	58,498,207	825,994,677
AST International Value Portfolio*	44,080,894	808,884,400
AST Jennison Large-Cap Growth Portfolio*	15,298,239	292,961,269
AST Jennison Large-Cap Value Portfolio*	14,238,303	235,786,292
AST Large-Cap Value Portfolio*	12,318,566	244,646,719
AST Loomis Sayles Large-Cap Growth Portfolio*	15,023,612	438,388,997
AST Lord Abbett Core Fixed-Income Portfolio*	13,177,647	148,512,087
AST MFS Growth Portfolio*	28,737,534	438,822,150
AST MFS Large-Cap Value Portfolio*	16,494,942	227,630,196
AST Mid-Cap Value Portfolio*	1,349,565	23,981,764
AST Money Market Portfolio*	26,053,657	26,053,657
AST Neuberger Berman Core Bond Portfolio*	8,819,678	90,754,492
AST Neuberger Berman Mid-Cap Growth Portfolio*	1,110,682	35,952,777
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*	1,005,322	24,198,112
AST Parametric Emerging Markets Equity Portfolio*	3,498,679	31,383,153
AST PIMCO Limited Maturity Bond Portfolio*	5,446,403	56,370,268
AST PIMCO Total Return Bond Portfolio*	41,847,779	514,309,206
AST Prudential Core Bond Portfolio*	59,393,901	627,199,592
AST QMA Emerging Markets Equity Portfolio*	2,777,713	27,054,920
AST QMA Large-Cap Portfolio*	105,193,466	1,242,334,833
AST Small-Cap Growth Portfolio*	5,370,626	164,502,267
AST Small-Cap Value Portfolio*	10,876,283	222,963,799
AST T. Rowe Price Equity Income Portfolio* .	26,284,315	323,822,759
AST T. Rowe Price Large-Cap Growth Portfolio*	14,219,797	293,070,013
AST T. Rowe Price Natural Resources Portfolio*	557,461	12,671,083
AST Templeton Global Bond Portfolio*	79,756	858,975
AST Western Asset Core Plus Bond Portfolio*	43,624,446	460,674,152
AST Western Asset Emerging Markets Debt Portfolio*	5,972,725	57,338,159

TOTAL LONG-TERM INVESTMENTS (cost $9,025,012,147)(w)		10,613,086,988

SHORT-TERM INVESTMENTS — 10.9%	Shares	Value (Note 2)

AFFILIATED MONEY MARKET MUTUAL FUND — 10.4%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $1,260,408,894)(w)(Note 4)	1,260,408,894	$1,260,408,894

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATIONS(k)(n) — 0.5%
U.S. Treasury Bills 0.017%	03/20/14	1,400	1,399,821
0.035%	03/20/14	5,000	4,999,360
0.060%	03/20/14	7,100	7,099,091
0.061%	03/20/14	6,200	6,199,206
0.065%	03/20/14	4,200	4,199,462
0.070%	03/20/14	26,500	26,496,608
0.080%	03/20/14	500	499,936
0.100%	03/20/14	5,400	5,399,309
0.101%	03/20/14	300	299,962

TOTAL U.S. TREASURY OBLIGATIONS (cost $56,592,985)			56,592,755

TOTAL SHORT-TERM INVESTMENTS (cost $1,317,001,879)			1,317,001,649

TOTAL INVESTMENTS — 99.0% (cost $10,342,014,026)			11,930,088,637
OTHER ASSETS IN EXCESS OF LIABILITIES(x) — 1.0%			124,937,990

NET ASSETS — 100.0%			$12,055,026,627

The following abbreviations are used in the Portfolio descriptions:

CAC	French Stock Market Index
DAX	GermanStock Index
FTSE	FinancialTimes Stock Exchange
STOXX	StockIndex of Eurozone
TOPIX	TokyoStock Price Index

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Financial futures contracts open at December 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Long Positions:
365	2 Year U.S. Treasury Notes	Mar. 2014	$80,369,262	$80,231,563	$(137,699)
1,491	10 Year U.S. Treasury Notes	Mar. 2014	186,545,625	183,462,891	(3,082,734)
403	CAC40 10 Euro	Jan. 2014	22,800,076	23,831,277	1,031,201
5,254	S&P 500 E-Mini	Mar. 2014	466,537,450	483,656,970	17,119,520
62	DAX Index	Mar. 2014	19,531,194	20,482,219	951,025
739	Russell 2000 Mini Index	Mar. 2014	81,391,418	85,827,460	4,436,042
669	S&P 500 Index	Mar. 2014	295,820,205	307,923,975	12,103,770
444	TOPIX Index	Mar. 2014	52,971,063	54,915,013	1,943,950
1,653	Euro STOXX 50	Mar. 2014	66,618,164	70,677,177	4,059,013
489	FTSE 100 Index	Mar. 2014	51,910,510	54,233,912	2,323,402

					$40,747,490

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$11,873,495,882	$—	$—
U. S. Treasury Obligations	—	56,592,755	—
Other Financial Instruments*
Futures	40,747,490	—	—

Total	$11,914,243,372	$56,592,755	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The investment allocation of Portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2013 were as follows (unaudited):

Investment Type
Large/Mid-Cap Growth	35.8%
Core Bonds	15.7
Money Market	10.7
Large/Mid-Cap Value	10.6
International Growth	6.9
International Value	6.7
Large/Mid-Cap Blend	5.1
Small-Cap Value	2.6

Small-Cap Growth	2.3%
Emerging Markets	1.1
High Yield	0.9
U.S. Treasury Obligations	0.5
Sector	0.1

99.0
Other assets in excess of liabilities	1.0

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are interest rate risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	—	$—		Due from broker-variation margin	$3,220,433	*
Equity contracts	Due from broker-variation margin	43,967,923	*	—	—

Total		$43,967,923			$3,220,433

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(2,274,195)
Equity contracts	78,789,933

Total	$76,515,738

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(3,033,027)
Equity contracts	44,905,650

Total	$41,872,623

For the year ended December 31, 2013, the Portfolio’s average value at trade date for futures long position was $613,559,171.

The Portfolio invested in financial instruments and derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Exchange-traded and cleared derivatives	$2,993,406	$—	$—	$2,993,406

Collateral Amount Pledged/(Received):
Exchange-traded and cleared derivatives				—

Net Amount				$2,993,406

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value:
Affiliated investments (cost $10,285,421,041)	$11,873,495,882
Unaffiliated investments (cost $56,592,985)	56,592,755
Foreign currency, at value (cost $116,535,607)	116,484,453
Deposit with broker	7
Receivable for investments sold	14,000,000
Due from broker-variation margin	2,993,406
Receivable for fund share sold	1,768,050
Dividends receivable.	126,582
Prepaid expenses	3,044

Total Assets	12,065,464,179

LIABILITIES:
Payable for investments purchased	9,569,663
Advisory fees payable	672,566
Accrued expenses and other liabilities	194,610
Affiliated transfer agent fee payable	417
Payable for fund share repurchased	296

Total Liabilities	10,437,552

NET ASSETS	$12,055,026,627

Net assets were comprised of:
Paid-in capital	$9,607,278,944
Retained earnings	2,447,747,683

Net assets, December 31, 2013	$12,055,026,627

Net asset value and redemption price per share, $12,055,026,627 / 860,446,111 outstanding shares of beneficial interest	$14.01

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Affiliated dividend income	$841,360

841,360

EXPENSES
Advisory fees	15,858,659
Custodian and accounting fees	440,000
Trustees’ fees	91,000
Legal fees and expenses	27,000
Audit fee	20,000
Shareholders’ reports	11,000
Commitment fee on syndicated credit agreement	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Insurance expenses	4,000
Miscellaneous	18,034

Total expenses	16,488,693
Less: advisory fee waivers and/or expense reimbursement	(66,012)

Net expenses	16,422,681

NET INVESTMENT LOSS.	(15,581,321)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions (including affiliated $929,130,712)	929,130,713
Futures transactions	76,515,738
Foreign currency transactions	303,323

1,005,949,774

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $1,104,512,511)	1,104,511,640
Futures	41,872,623
Foreign currencies	(62,417)

1,146,321,846

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	2,152,271,620

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,136,690,299

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2013	Year Ended December 31, 2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$(15,581,321)	$69,850,124
Net realized gain on investment and foreign currency transactions	1,005,949,774	320,175,638
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,146,321,846	536,546,846

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	2,136,690,299	926,572,608

DISTRIBUTIONS	—	(66,543,421)

FUND SHARE TRANSACTIONS:
Fund share sold [141,956,245 and 325,261,041 shares, respectively]	1,768,106,780	3,544,250,682
Fund share issued in reinvestment of distributions [0 and 6,349,563 shares, respectively]	—	66,543,421
Fund share repurchased [52,685,971 and 206,878,840 shares, respectively]	(657,697,009)	(2,219,012,369)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,110,409,771	1,391,781,734

TOTAL INCREASE IN NET ASSETS	3,247,100,070	2,251,810,921
NET ASSETS:
Beginning of year	8,807,926,557	6,556,115,636

End of year	$12,055,026,627	$8,807,926,557

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 95.2%
COMMON STOCKS	Shares	Value (Note 2)

Aerospace & Defense — 4.2%
Raytheon Co.	329,970	$29,928,279
United Technologies Corp.	252,170	28,696,946

		58,625,225

Air Freight & Logistics — 1.8%
United Parcel Service, Inc. (Class B Stock)	231,820	24,359,646

Automobiles — 1.9%
Ford Motor Co.	400,000	6,172,000
Honda Motor Co. Ltd. (Japan), ADR	502,280	20,769,278

		26,941,278

Beverages — 1.9%
Anheuser-Busch InBev NV (Belgium), ADR	135,000	14,372,100
PepsiCo, Inc.	151,010	12,524,769

		26,896,869

Chemicals — 2.9%
E.I. du Pont de Nemours & Co.	362,290	23,537,981
PPG Industries, Inc.	86,210	16,350,589

		39,888,570

Commercial Services & Supplies — 2.0%
Waste Management, Inc.	623,320	27,968,368

Communications Equipment — 3.1%
Cisco Systems, Inc.	473,970	10,640,627
QUALCOMM, Inc.	431,820	32,062,635

		42,703,262

Computers & Peripherals — 1.9%
Apple, Inc.	48,360	27,135,280

Diversified Telecommunication Services — 4.2%
AT&T, Inc.	799,470	28,109,365
Verizon Communications, Inc.	628,260	30,872,696

		58,982,061

Electric Utilities — 4.7%
American Electric Power Co., Inc.	285,130	13,326,976
Brookfield Infrastructure Partners LP	493,270	19,346,049
NextEra Energy, Inc.	235,270	20,143,817
Northeast Utilities(a)	316,240	13,405,414

		66,222,256

Electronic Equipment, Instruments & Components — 0.9%
Corning, Inc.	729,430	12,998,443

Energy Equipment & Services — 2.3%
Schlumberger Ltd.	355,970	32,076,457

Food & Staples Retailing — 1.8%
Wal-Mart Stores, Inc.	324,170	25,508,937

Food Products — 1.7%
Nestle SA (Switzerland), ADR	329,220	24,227,300

Gas Utilities — 1.0%
UGI Corp.	320,980	13,307,831

Health Care Providers & Services — 2.2%
UnitedHealth Group, Inc.(a)	406,820	30,633,546

Household Products — 4.3%
Kimberly-Clark Corp.	285,110	29,782,591

COMMON STOCKS (continued)	Shares	Value (Note 2)

Household Products (continued)
Procter & Gamble Co. (The)	370,530	$30,164,847

		59,947,438

Independent Power Producers & Energy Traders — 0.8%
Brookfield Renewable Energy Partners LP (Canada)	417,430	10,948,082

Industrial Conglomerates — 5.3%
3M Co.	237,680	33,334,620
General Electric Co.	1,454,540	40,770,756

		74,105,376

Insurance — 4.3%
MetLife, Inc.	643,900	34,719,088
Travelers Cos., Inc. (The)	281,730	25,507,834

		60,226,922

IT Services — 1.6%
Automatic Data Processing, Inc.	280,500	22,667,205

Machinery — 1.1%
Caterpillar, Inc.	160,950	14,615,869

Media — 6.3%
Comcast Corp. (Special Class A Stock)	625,000	31,175,000
Time Warner, Inc.	460,000	32,071,200
Walt Disney Co. (The)	315,520	24,105,728

		87,351,928

Multiline Retail — 1.0%
Target Corp.	220,050	13,922,563

Multi-Utilities — 2.3%
National Grid PLC (United Kingdom), ADR	209,110	13,659,065
Wisconsin Energy Corp.(a)	454,430	18,786,136

		32,445,201

Oil, Gas & Consumable Fuels — 8.5%
Chevron Corp.	235,000	29,353,850
Exxon Mobil Corp.	449,130	45,451,956
Occidental Petroleum Corp.	164,110	15,606,861
Spectra Energy Corp.	772,990	27,533,904

		117,946,571

Paper & Forest Products — 1.4%
International Paper Co.	398,030	19,515,411

Pharmaceuticals — 7.1%
AstraZeneca PLC (United Kingdom), ADR	279,690	16,605,195
Johnson & Johnson	315,690	28,914,047
Merck & Co., Inc.	569,930	28,524,997
Pfizer, Inc.	833,460	25,528,880

		99,573,119

Real Estate Investment Trusts (REITs) — 3.6%
American Tower Corp.	375,000	29,932,500
Simon Property Group, Inc.	25,000	3,804,000
Weyerhaeuser Co.	508,520	16,053,976

		49,790,476

Road & Rail — 1.5%
Union Pacific Corp.	122,050	20,504,400

Semiconductors & Semiconductor Equipment — 3.2%
Intel Corp.	1,167,160	30,299,474

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Semiconductors & Semiconductor Equipment (continued)
Texas Instruments, Inc.	333,850	$14,659,354

		44,958,828

Software — 2.6%
Microsoft Corp.	766,320	28,683,358
Oracle Corp.	202,480	7,746,885

		36,430,243

Specialty Retail — 1.3%
Home Depot, Inc. (The)	225,000	18,526,500

Thrifts & Mortgage Finance — 0.5%
People’s United Financial, Inc.(a)	450,860	6,817,003

TOTAL LONG-TERM INVESTMENTS (cost $1,135,671,250)		1,328,768,464

SHORT-TERM INVESTMENT — 7.1%	Shares	Value (Note 2)

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $99,249,476; includes $32,447,408 of cash collateral for securities on loan)(b)(w) (Note 4)	99,249,476	$99,249,476

TOTAL INVESTMENTS — 102.3% (cost $1,234,920,726)		1,428,017,940
LIABILITIES IN EXCESS OF OTHER ASSETS — (2.3)%		(31,632,885)

NET ASSETS — 100.0%		$1,396,385,055

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $31,384,335; cash collateral of $32,447,408 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,328,768,464	$—	$—
Affiliated Money Market Mutual Fund	99,249,476	—	—

Total	$1,428,017,940	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

Oil, Gas & Consumable Fuels	8.5%
Pharmaceuticals	7.1
Affiliated Money Market Mutual Fund (2.3% represents investments purchased with collateral from securities on loan)	7.1
Media	6.3
Industrial Conglomerates	5.3
Electric Utilities	4.7
Insurance	4.3
Household Products	4.3
Diversified Telecommunication Services	4.2
Aerospace & Defense	4.2
Real Estate Investment Trusts (REITs)	3.6
Semiconductors & Semiconductor Equipment	3.2
Communications Equipment	3.1
Chemicals	2.9
Software	2.6
Multi-Utilities	2.3
Energy Equipment & Services	2.3
Health Care Providers & Services	2.2

Commercial Services & Supplies	2.0%
Computers & Peripherals	1.9
Automobiles	1.9
Beverages	1.9
Food & Staples Retailing	1.8
Air Freight & Logistics	1.8
Food Products	1.7
IT Services	1.6
Road & Rail	1.5
Paper & Forest Products	1.4
Specialty Retail	1.3
Machinery	1.1
Multiline Retail	1.0
Gas Utilities	1.0
Electronic Equipment, Instruments & Components	0.9
Independent Power Producers & Energy Traders	0.8
Thrifts & Mortgage Finance	0.5

102.3
Liabilities in excess of other assets	(2.3)

100.0%

The Portfolio invested in financial instruments during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$31,384,335	$—	$—	$31,384,335

Collateral Amount Pledged/(Received):
Securities on loan				(31,384,335)

Net Amount				$—

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $31,384,335:
Unaffiliated investments (cost $1,135,671,250)	$1,328,768,464
Affiliated investments (cost $99,249,476)	99,249,476
Dividends and interest receivable	2,649,656
Receivable for fund share sold	568,330
Tax reclaim receivable	64,237
Prepaid expenses	11,429

Total Assets	1,431,311,592

LIABILITIES:
Payable to broker for collateral for securities on loan	32,447,408
Payable for fund share repurchased	2,024,900
Advisory fees payable	345,292
Accrued expenses and other liabilities	51,814
Payable to custodian	37,537
Distribution fee payable	19,169
Affiliated transfer agent fee payable	417

Total Liabilities	34,926,537

NET ASSETS	$1,396,385,055

Net assets were comprised of:
Paid-in capital	$1,172,638,657
Retained earnings	223,746,398

Net assets, December 31, 2013	$1,396,385,055

Net asset value and redemption price per share, $1,396,385,055 / 118,022,690 outstanding shares of beneficial interest	$11.83

STATEMENT OF OPERATIONS

For the Period February 25, 2013* through December 31, 2013

INCOME
Unaffiliated dividend income (net of $308,135 foreign withholding tax)	$29,305,075
Affiliated dividend income	179,052
Affiliated income from securities lending, net	8,766
Interest income	49

29,492,942

EXPENSES
Advisory fees	9,352,098
Distribution fee (Note 4)	1,138,328
Custodian and accounting fees	87,000
Audit fee	24,000
Trustees’ fees	23,000
Legal fees and expenses	14,000
Insurance expenses	9,000
Shareholders’ reports	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300) (Note 4)	8,000
Commitment fee on syndicated credit agreement	6,000
Miscellaneous	6,079

Total expenses	10,676,505
Less: advisory fee waivers and/or expense reimbursement	(759,895)

Net expenses	9,916,610

NET INVESTMENT INCOME	19,576,332

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	11,087,583
Foreign currency transactions	(15,743)

11,071,840

Net change in unrealized appreciation (depreciation) on:
Investments	193,097,214
Foreign currencies	1,012

193,098,226

NET GAIN ON INVESTMENTS	204,170,066

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$223,746,398

STATEMENT OF CHANGES IN NET ASSETS

February 25, 2013* through December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$19,576,332
Net realized gain on investment and foreign currency transactions	11,071,840
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	193,098,226

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	223,746,398

FUND SHARE TRANSACTIONS:
Fund share sold [138,271,539 shares]	1,396,352,692
Fund share repurchased [20,248,849 shares]	(223,714,035)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,172,638,657

TOTAL INCREASE IN NET ASSETS	1,396,385,055
NET ASSETS:
Beginning of period	—

End of period	$1,396,385,055

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 89.1%
COMMON STOCKS — 63.8%	Shares	Value (Note 2)

Aerospace & Defense — 1.8%
Airbus Group NV (France)	63,300	$4,859,574
BE Aerospace, Inc.*	41,590	3,619,578
Boeing Co. (The)	114,660	15,649,943
Finmeccanica SpA (Italy)*	494,800	3,755,811
Rolls-Royce Holdings PLC (United Kingdom)*	93,100	1,969,204
Safran SA (France)	57,260	3,981,215
Singapore Technologies Engineering Ltd. (Singapore)	109,000	343,056
Triumph Group, Inc.	40,570	3,086,160
United Technologies Corp.	118,400	13,473,920

		50,738,461

Air Freight & Logistics — 0.4%
FedEx Corp.	85,960	12,358,469

Airlines — 0.8%
Alaska Air Group, Inc.	33,310	2,443,955
American Airlines Group, Inc.*(a)	150,560	3,801,640
China Southern Airlines Co. Ltd. (China) (Class H Stock)	3,490,000	1,362,704
Copa Holdings SA (Panama) (Class A Stock)	15,400	2,465,694
Delta Air Lines, Inc.	227,620	6,252,721
International Consolidated Airlines Group SA (United Kingdom)*	538,800	3,589,946
Japan Airlines Co. Ltd. (Japan)	28,000	1,381,276

		21,297,936

Auto Components — 0.8%
Aisin Seiki Co. Ltd. (Japan)	39,100	1,589,652
Bridgestone Corp. (Japan)	88,900	3,368,145
Continental AG (Germany)	8,560	1,880,549
Cooper Tire & Rubber Co.	50,200	1,206,808
Delphi Automotive PLC (United Kingdom)	139,400	8,382,122
Denso Corp. (Japan)	23,800	1,257,323
NGK Spark Plug Co. Ltd. (Japan)	14,000	331,809
TRW Automotive Holdings Corp.*	44,360	3,299,940

		21,316,348

Automobiles — 0.9%
Bayerische Motoren Werke AG (Germany)	32,081	3,767,372
Daimler AG (Germany)	33,229	2,883,773
Dongfeng Motor Group Co. Ltd. (China) (Class H Stock)	280,000	439,734
Fuji Heavy Industries Ltd. (Japan)	45,100	1,296,127
Honda Motor Co. Ltd. (Japan)	99,800	4,119,457
Hyundai Motor Co. (South Korea)	4,593	1,030,976
Mazda Motor Corp. (Japan)*	601,000	3,114,421
Renault SA (France)	11,070	890,877
Toyota Motor Corp. (Japan)	151,100	9,213,336

		26,756,073

Beverages — 1.3%
Anheuser-Busch InBev NV (Belgium)	65,306	6,944,422
Carlsberg A/S (Denmark) (Class B Stock)	13,800	1,527,022
Cia Cervecerias Unidas SA (Chile), ADR	30,900	744,999
Constellation Brands, Inc. (Class A Stock)*	90,920	6,398,950
Diageo PLC (United Kingdom)	81,300	2,694,180

COMMON STOCKS (continued)	Shares	Value (Note 2)

Beverages (continued)
Embotelladora Andina SA (Chile) (Class B Stock), ADR(a)	11,700	$330,408
PepsiCo, Inc.	172,730	14,326,226
Treasury Wine Estates Ltd. (Australia)	573,123	2,471,875

		35,438,082

Biotechnology — 1.8%
Alexion Pharmaceuticals, Inc.*	56,510	7,519,221
BioMarin Pharmaceutical, Inc.*	118,290	8,312,238
Celldex Therapeutics, Inc.*(a)	43,560	1,054,588
CSL Ltd. (Australia)	17,171	1,058,535
Cubist Pharmaceuticals, Inc.*	39,970	2,752,734
Gilead Sciences, Inc.*	252,150	18,949,073
Medivation, Inc.*	174,030	11,106,595
Synageva Biopharma Corp.*(a)	19,090	1,235,505

		51,988,489

Building Products — 0.3%
Assa Abloy AB (Sweden) (Class B Stock)	28,400	1,503,613
Cie de Saint-Gobain (France)	52,100	2,870,048
Daikin Industries Ltd. (Japan)	9,100	567,865
Fortune Brands Home & Security, Inc.	38,570	1,762,649
LIXIL Group Corp. (Japan)	35,800	982,794

		7,686,969

Capital Markets — 2.1%
CITIC Securities Co. Ltd (China) (Class H Stock)	180,500	494,275
Credit Suisse Group AG (Switzerland)*	203,239	6,272,642
Daiwa Securities Group, Inc. (Japan)	112,000	1,121,742
E*Trade Financial Corp.*	205,210	4,030,324
FXCM, Inc. (Class A Stock)	88,950	1,586,868
Invesco Ltd.	512,900	18,669,560
KIWOOM Securities Co. Ltd. (South Korea)	9,168	439,750
Macquarie Group Ltd. (Australia)	15,696	770,400
Nomura Holdings, Inc. (Japan)	407,100	3,145,993
Partners Group Holding AG (Switzerland)	4,580	1,221,436
SBI Holdings, Inc. (Japan)	22,500	341,648
State Street Corp.	177,520	13,028,193
UBS AG (Switzerland)*	354,868	6,794,783
Virtus Investment Partners, Inc.*	8,300	1,660,415

		59,578,029

Chemicals — 1.7%
Air Liquide SA (France)	17,860	2,527,803
Arkema SA (France)	14,550	1,698,838
Asahi Kasei Corp. (Japan)	263,000	2,062,924
Ashland, Inc.	112,240	10,891,769
BASF SE (Germany)	30,000	3,202,030
Daicel Corp. (Japan)	23,000	187,446
Innospec, Inc.	88,520	4,091,394
Koninklijke DSM NV (Netherlands)	10,600	834,206
LG Chem Ltd. (South Korea)*	1,912	543,852
LyondellBasell Industries NV (Class A Stock)	62,200	4,993,416
Mitsubishi Gas Chemical Co., Inc. (Japan)	78,000	574,996
Nippon Shokubai Co. Ltd. (Japan)	27,000	298,301
Nitto Denko Corp. (Japan)	15,900	672,326
PPG Industries, Inc.	26,280	4,984,265
Praxair, Inc.	59,640	7,754,989

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Chemicals (continued)
Rockwood Holdings, Inc.	41,970	$3,018,482

		48,337,037

Commercial Banks — 4.0%
Australia & New Zealand Banking Group Ltd. (Australia)	54,086	1,561,362
Axis Bank Ltd. (India)	20,249	426,974
Banco Bilbao Vizcaya Argentaria SA (Spain)	386,215	4,777,707
Banco Bradesco SA (Brazil)	48,300	654,100
Banco Popular Espanol SA (Spain)*(a)	208,100	1,256,961
Banco Santander SA (Spain)	108,700	977,488
Bank of Baroda (India)	40,643	425,355
Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	860,000	514,040
Banque Cantonale Vaudoise (Switzerland)	1,980	1,082,543
Banregio Grupo Financiero SAB de CV (Mexico)	59,600	354,227
Barclays PLC (United Kingdom)	325,281	1,470,890
BNP Paribas SA (France)	107,699	8,401,340
BOC Hong Kong Holdings Ltd. (China)	265,500	852,696
Boston Private Financial Holdings, Inc.	265,410	3,349,474
CaixaBank SA (Spain)	483,833	2,520,197
China Construction Bank Corp. (China) (Class H Stock)	1,648,000	1,247,720
China Merchants Bank Co. Ltd. (China) (Class H Stock)	273,000	583,826
Commonwealth Bank of Australia (Australia)	36,897	2,570,868
Credicorp Ltd. (Peru)	2,600	345,098
CVB Financial Corp.	158,530	2,706,107
Dah Sing Financial Holdings Ltd. (Hong Kong)	292,800	1,679,958
DBS Group Holdings Ltd. (Singapore)	103,000	1,399,746
DNB ASA (Norway)	208,000	3,733,217
East West Bancorp, Inc.	117,960	4,125,061
Erste Group Bank AG (Austria)	49,396	1,721,972
FirstMerit Corp.	147,360	3,275,813
Guaranty Trust Bank PLC (Nigeria)	2,138,785	361,300
Hanmi Financial Corp.	80,730	1,767,180
HSBC Holdings PLC (United Kingdom)	230,931	2,534,285
Huntington Bancshares, Inc.	263,750	2,545,187
Intesa Sanpaolo SpA (Italy)	1,725,725	4,244,785
Investors Bancorp, Inc.	82,000	2,097,560
KBC Groep NV (Belgium)	49,000	2,785,931
Lloyds Banking Group PLC (United Kingdom)*	5,362,900	7,037,167
Mitsubishi UFJ Financial Group, Inc. (Japan)	699,900	4,646,913
National Australia Bank Ltd. (Australia)	162,644	5,076,433
Punjab National Bank (India)	44,942	456,567
Regions Financial Corp.	943,860	9,334,775
Sberbank of Russia (Russia)	235,700	721,876
Security Bank Corp. (Philippines)	153,336	400,422
Shinhan Financial Group Co. Ltd. (South Korea)	24,120	1,082,864
Shinsei Bank Ltd. (Japan)	321,000	785,777
Societe Generale SA (France)	26,600	1,546,809
Standard Bank Group Ltd. (South Africa)	56,700	700,594
Standard Chartered PLC (United Kingdom)	64,928	1,466,533
Sumitomo Mitsui Financial Group, Inc. (Japan)	119,700	6,224,806

COMMON STOCKS (continued)	Shares	Value (Note 2)

Commercial Banks (continued)
Swedbank AB (Sweden) (Class A Stock)	118,200	$3,329,613
Turkiye Garanti Bankasi A/S (Turkey)	150,000	486,230
Westpac Banking Corp. (Australia)	52,672	1,526,887

		113,175,234

Commercial Services & Supplies — 0.1%
Brambles Ltd. (Australia)	13,731	112,497
KEPCO Plant Service & Engineering Co. Ltd. (South Korea)	12,622	655,763
Multi-Color Corp.	24,970	942,368

		1,710,628

Communications Equipment — 0.6%
AAC Technologies Holdings, Inc. (China)	48,000	233,558
QUALCOMM, Inc.	225,550	16,747,087

		16,980,645

Computers & Peripherals — 1.3%
Apple, Inc.	55,420	31,096,716
Electronics For Imaging, Inc.*	54,920	2,127,052
Lenovo Group Ltd. (China)	522,000	636,329
NCR Corp.*	73,750	2,511,925
Seiko Epson Corp. (Japan)	19,700	530,413

		36,902,435

Construction & Engineering — 0.1%
CTCI Corp. (Taiwan)	225,000	365,217
JGC Corp. (Japan)	9,000	353,194
KBR, Inc.	38,100	1,215,009
Larsen & Toubro Ltd. (India)	46,638	808,880
Wijaya Karya Persero Tbk PT (Indonesia)	2,492,500	324,623

		3,066,923

Construction Materials — 0.3%
Eagle Materials, Inc.	30,060	2,327,546
Grasim Industries Ltd. (India)	13,562	596,033
HeidelbergCement AG (Germany)	45,680	3,468,735
Martin Marietta Materials, Inc.(a)	18,980	1,896,861
Semen Indonesia Persero Tbk PT (Indonesia)	344,000	401,140

		8,690,315

Consumer Finance — 0.6%
Capital One Financial Corp.	183,210	14,035,718
Hitachi Capital Corp. (Japan)	6,300	183,766
Shriram Transport Finance Co. Ltd. (India)	30,635	333,604
Springleaf Holdings, Inc.*	66,650	1,684,912

		16,238,000

Containers & Packaging — 0.1%
Amcor Ltd. (Australia)	49,227	464,986
Orora Ltd. (Australia)*	49,227	50,987
Rock-Tenn Co. (Class A Stock)	17,220	1,808,272

		2,324,245

Distributors
Dah Chong Hong Holdings Ltd. (China)	605,000	453,581

Diversified Consumer Services — 0.1%
Service Corp. International	174,570	3,164,954

Diversified Financial Services — 3.0%
African Bank Investments Ltd. (South Africa)	657,568	755,357

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Diversified Financial Services (continued)
BM&FBovespa SA (Brazil)	140,000	$656,310
Bolsa Mexicana de Valores SAB de CV (Mexico)	172,600	395,659
Citigroup, Inc.	460,330	23,987,796
Grupo BTG Pactual (Brazil), UTS	32,700	378,942
Infrastructure Development Finance Co. Ltd. (India)	246,435	438,157
ING Groep NV (Netherlands), CVA*	391,100	5,463,115
Interactive Brokers Group, Inc. (Class A Stock)	151,130	3,678,504
IntercontinentalExchange Group, Inc.	60,260	13,553,679
JPMorgan Chase & Co.	508,090	29,713,103
Kotak Mahindra Bank Ltd. (India)	40,100	473,357
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	95,100	584,660
Moscow Exchange MICEX OAO (Russia)	158,100	310,268
ORIX Corp. (Japan)	286,500	5,034,340
Remgro Ltd. (South Africa)	21,700	430,438

		85,853,685

Diversified Telecommunication Services — 0.7%
China Communications Services Corp. Ltd. (China) (Class H Stock)	540,000	334,855
China Telecom Corp. Ltd. (China) (Class H Stock)	984,000	497,131
Cogent Communications Group, Inc.	14,730	595,239
Elisa OYJ (Finland)	52,800	1,398,993
HKT Trust/HKT Ltd. (Hong Kong)	2,747,000	2,718,054
KT Corp. (South Korea)*	22,970	688,131
Singapore Telecommunications Ltd. (Singapore)	683,000	1,986,243
TDC A/S (Denmark)	372,600	3,614,173
Telefonica Brasil SA (Brazil)	29,700	503,550
Telefonica SA (Spain)	48,288	789,549
Telenor ASA (Norway)	61,400	1,467,067
Verizon Communications, Inc.	120,260	5,909,576

		20,502,561

Electric Utilities — 1.5%
Cheung Kong Infrastructure Holdings Ltd. (Hong Kong)	44,000	278,131
CLP Holdings Ltd. (Hong Kong)	172,000	1,360,409
Duke Energy Corp.	178,080	12,289,301
Edison International	295,080	13,662,204
Enel SpA (Italy)	933,588	4,073,631
Fortum OYJ (Finland)	50,800	1,162,201
Great Plains Energy, Inc.	114,900	2,785,176
Kansai Electric Power Co., Inc. (The) (Japan)	84,000	966,783
Korea Electric Power Corp. (South Korea)*	23,550	777,765
Portland General Electric Co.	91,520	2,763,904
Red Electrica Corp. SA (Spain)	15,800	1,054,807
Tokyo Electric Power Co., Inc. (The) (Japan)*	67,400	332,086

		41,506,398

Electrical Equipment — 0.6%
Eaton Corp. PLC	124,200	9,454,104
Legrand SA (France)	22,210	1,224,053
Mitsubishi Electric Corp. (Japan)	104,000	1,307,744

COMMON STOCKS (continued)	Shares	Value (Note 2)

Electrical Equipment (continued)
Nidec Corp. (Japan)	8,300	$817,672
Regal-Beloit Corp.	30,480	2,246,986
Schneider Electric SA (France)	23,042	2,010,227

		17,060,786

Electronic Equipment, Instruments & Components — 0.5%
Chroma ATE, Inc. (Taiwan)	226,000	474,892
Hitachi Ltd. (Japan)	515,000	3,904,808
Hoya Corp. (Japan)	57,000	1,585,278
InvenSense, Inc.*(a)	165,660	3,442,415
Keyence Corp. (Japan)	2,400	1,027,645
Murata Manufacturing Co. Ltd. (Japan)	9,000	800,400
Omron Corp. (Japan)	49,700	2,196,407
Taiyo Yuden Co. Ltd. (Japan)	53,500	699,214

		14,131,059

Energy Equipment & Services — 1.0%
Dril-Quip, Inc.*	19,130	2,102,961
Ezion Holdings Ltd. (Singapore)	251,800	444,313
FMC Technologies, Inc.*	156,510	8,171,387
Forum Energy Technologies, Inc.*	90,000	2,543,400
Schlumberger Ltd.	155,900	14,048,149
Tidewater, Inc.	36,070	2,137,869

		29,448,079

Food & Staples Retailing — 1.5%
Ain Pharmaciez, Inc. (Japan)	5,500	270,113
Cencosud SA (Chile)	177,971	640,960
CVS Caremark Corp.	222,830	15,947,943
E-Mart Co. Ltd. (South Korea)*	2,426	613,552
Jeronimo Martins SGPS SA (Portugal)	26,400	516,221
Koninklijke Ahold NV (Netherlands)	78,779	1,415,754
Seven & I Holdings Co. Ltd. (Japan)	83,300	3,316,709
Shoprite Holdings Ltd. (South Africa)	32,800	513,627
Sundrug Co. Ltd. (Japan)	8,300	370,747
Tesco PLC (United Kingdom)	542,900	3,014,922
United Natural Foods, Inc.*	13,190	994,394
Wal-Mart Stores, Inc.	141,940	11,169,259
Wesfarmers Ltd. (Australia)	27,532	1,084,012
WM Morrison Supermarkets PLC (United Kingdom)	436,200	1,888,239

		41,756,452

Food Products — 0.5%
Calbee, Inc. (Japan)	15,900	386,136
China Foods Ltd. (China)*	424,000	180,221
Dairy Crest Group PLC (United Kingdom)	166,656	1,490,267
Darling International, Inc.*	53,120	1,109,146
Nestle SA (Switzerland)	97,668	7,158,094
Unilever PLC (United Kingdom)	61,500	2,530,479
Uni-President Enterprises Corp. (Taiwan)	426,000	768,732
WhiteWave Foods Co. (Class A Stock)*	50,330	1,154,570

		14,777,645

Gas Utilities — 0.1%
APA Group (Australia)	27,069	145,283
Atmos Energy Corp.	79,010	3,588,634

		3,733,917

Health Care Equipment & Supplies — 0.5%
Ginko International Co. Ltd. (Taiwan)	14,000	264,445

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Health Care Equipment & Supplies (continued)
GN Store Nord A/S (Denmark)	49,200	$1,209,138
Hologic, Inc.*(a)	449,170	10,038,949
Mindray Medical International Ltd. (China), ADR(a)	8,900	323,604
Nihon Kohden Corp. (Japan)	12,800	446,729
Shandong Weigao Group Medical Polymer Co. Ltd. (China) (Class H Stock)	364,000	492,564
Sysmex Corp. (Japan)	3,500	206,728
Teleflex, Inc.	20,580	1,931,639

		14,913,796

Health Care Providers & Services — 1.1%
Air Methods Corp.*(a)	30,880	1,801,230
Catamaran Corp.*	53,900	2,559,172
Express Scripts Holding Co.*	170,140	11,950,634
Fleury SA (Brazil)	50,000	389,954
Fresenius SE & Co. KGaA (Germany)	10,010	1,539,289
HCA Holdings, Inc.*	169,660	8,094,479
Ramsay Health Care Ltd. (Australia)	23,820	921,864
Ryman Healthcare Ltd. (New Zealand)	17,285	111,669
Ship Healthcare Holdings, Inc. (Japan)	19,000	737,793
Universal Health Services, Inc. (Class B Stock)	26,230	2,131,450

		30,237,534

Hotels, Restaurants & Leisure — 0.7%
Accor SA (France)	14,930	705,145
Crown Resorts Ltd. (Australia)	39,374	594,063
Gourmet Master Co. Ltd. (Taiwan)	78,000	527,476
Melco International Development Ltd. (Hong Kong)	241,000	888,993
Sands China Ltd. (Hong Kong)	124,000	1,016,222
Shangri-La Asia Ltd. (Hong Kong)	272,000	531,086
Starbucks Corp.	121,930	9,558,093
William Hill PLC (United Kingdom)	232,000	1,546,598
Wowprime Corp. (Taiwan)	25,000	415,637
Wyndham Worldwide Corp.	42,970	3,166,459

		18,949,772

Household Durables — 0.7%
Consorcio ARA SAB de CV (Mexico)	896,500	350,869
Cyrela Brazil Realty SA Empreendimentos e Participacoes (Brazil)	58,900	359,504
Jarden Corp.*	60,605	3,718,117
Mohawk Industries, Inc.*	76,490	11,389,361
Tupperware Brands Corp.	29,660	2,803,760

		18,621,611

Household Products — 1.3%
Colgate-Palmolive Co.	149,640	9,758,024
Energizer Holdings, Inc.(a)	13,690	1,481,806
LG Household & Health Care Ltd. (South Korea)	1,261	655,701
Procter & Gamble Co. (The)	214,650	17,474,657
Reckitt Benckiser Group PLC (United Kingdom)	75,300	5,981,552
Unicharm Corp. (Japan)	6,600	376,586
WD-40 Co.	6,870	513,052

		36,241,378

COMMON STOCKS (continued)	Shares	Value (Note 2)

Independent Power Producers & Energy Traders — 0.1%
Drax Group PLC (United Kingdom)	101,300	$1,344,102
NTPC Ltd. (India)	392,146	869,515

		2,213,617

Industrial Conglomerates — 1.0%
Bidvest Group Ltd. (South Africa)	22,300	571,289
Carlisle Cos., Inc.	40,650	3,227,610
Danaher Corp.	170,820	13,187,304
Enka Insaat ve Sanayi A/S (Turkey)	172,000	482,270
Hutchison Whampoa Ltd. (Hong Kong)	95,000	1,294,448
Koninklijke Philips NV (Netherlands)	44,700	1,645,914
LG Corp. (South Korea)	12,144	737,630
Quinenco SA (Chile)	192,515	485,455
SembCorp Industries Ltd. (Singapore)	443,000	1,932,668
Siemens AG (Germany)	24,315	3,334,052
SM Investments Corp. (Philippines)	25,640	411,950
Smiths Group PLC (United Kingdom)	66,400	1,630,501

		28,941,091

Insurance — 2.4%
Aegon NV (Netherlands)	457,348	4,334,088
Aflac, Inc.	328,340	21,933,112
AIA Group Ltd. (Hong Kong)	375,800	1,891,585
Allianz SE (Germany)	19,053	3,428,138
Assicurazioni Generali SpA (Italy)	56,100	1,318,033
Aviva PLC (United Kingdom)	348,800	2,609,544
AXA SA (France)	89,270	2,485,967
Axis Capital Holdings Ltd.	95,900	4,561,963
Cathay Financial Holding Co. Ltd. (Taiwan)	31,433	51,043
China Life Insurance Co. Ltd. (Taiwan)	370,000	376,246
China Pacific Insurance Group Co. Ltd. (China) (Class H Stock)	140,800	553,888
China Taiping Insurance Holdings Co. Ltd. (China)*	475,000	972,521
Fidelity & Guaranty Life*	1,980	37,501
Legal & General Group PLC (United Kingdom)	355,432	1,313,846
Prudential PLC (United Kingdom)	122,822	2,744,350
QBE Insurance Group Ltd. (Australia)	74,775	771,354
Reinsurance Group of America, Inc.	75,250	5,825,103
Samsung Fire & Marine Insurance Co. Ltd. (South Korea)	2,286	561,745
St James’s Place PLC (United Kingdom)	181,700	2,196,197
StanCorp Financial Group, Inc.	79,780	5,285,425
Suncorp Group Ltd. (Australia)	237,462	2,787,285
Tokio Marine Holdings, Inc. (Japan)	56,000	1,874,303

		67,913,237

Internet & Catalog Retail — 0.5%
Amazon.com, Inc.*	34,730	13,849,977
Rakuten, Inc. (Japan)	38,300	571,567

		14,421,544

Internet Software & Services — 2.2%
Cornerstone OnDemand, Inc.*	44,150	2,354,961
eBay, Inc.*(a)	222,470	12,211,378
Facebook, Inc. (Class A Stock)*	93,810	5,127,655
Google, Inc. (Class A Stock)*	29,460	33,016,117
Move, Inc.*	68,250	1,091,317
OpenTable, Inc.*	18,610	1,477,076
Tencent Holdings Ltd. (China)	2,500	160,069

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Internet Software & Services (continued)
Twitter, Inc.*(a)	44,150	$2,810,147
Yahoo! Japan Corp. (Japan)	103,600	577,715
Yelp, Inc.*	33,530	2,311,893

		61,138,328

IT Services — 0.9%
Amadeus IT Holding SA (Spain) (Class A Stock)	86,600	3,709,552
EVERTEC, Inc. (Puerto Rico)	90,400	2,229,264
ExlService Holdings, Inc.*	50,380	1,391,496
Fidelity National Information Services, Inc.	117,670	6,316,526
FleetCor Technologies, Inc.*	25,280	2,962,058
Infosys Ltd. (India)	19,766	1,114,030
MAXIMUS, Inc.	10,930	480,811
Obic Co. Ltd. (Japan)	9,500	280,703
Recall Holdings Ltd. (Australia)*	2,746	9,955
Total System Services, Inc.	228,840	7,615,796

		26,110,191

Leisure Equipment & Products — 0.1%
Brunswick Corp.	64,450	2,968,567
Goodbaby International Holdings Ltd. (China)	782,000	434,706
Sega Sammy Holdings, Inc. (Japan)	6,500	165,654

		3,568,927

Life Sciences Tools & Services — 0.7%
Bio-Rad Laboratories, Inc. (Class A Stock)*	7,880	974,047
Bruker Corp.*	157,220	3,108,239
Thermo Fisher Scientific, Inc.(a)	140,750	15,672,513

		19,754,799

Machinery — 1.5%
Andritz AG (Austria)	24,200	1,516,598
Colfax Corp.*(a)	38,150	2,429,773
Cummins, Inc.	49,030	6,911,759
FANUC Corp. (Japan)	2,100	384,805
Flowserve Corp.	38,890	3,065,699
IDEX Corp.	48,360	3,571,386
Ingersoll-Rand PLC	163,800	10,090,080
Kawasaki Heavy Industries Ltd. (Japan)	518,000	2,175,485
King Slide Works Co. Ltd. (Taiwan)	36,000	406,684
Kubota Corp. (Japan)	28,000	464,442
Mitsubishi Heavy Industries Ltd. (Japan)	123,000	761,809
Nordson Corp.	29,530	2,194,079
NSK Ltd. (Japan)	152,000	1,894,276
Pall Corp.	68,070	5,809,775
Scania AB (Sweden) (Class B Stock)	56,500	1,107,364
SMC Corp. (Japan)	1,900	479,538
TK Corp. (South Korea)*	20,786	435,190

		43,698,742

Marine — 0.1%
A.P. Moeller-Maersk A/S (Denmark) (Class B Stock)	150	1,623,293
SITC International Holdings Co. Ltd. (China)	727,000	320,428

		1,943,721

Media — 2.0%
CBS Corp. (Class B Stock)	128,760	8,207,162
Comcast Corp. (Class A Stock)	334,170	17,365,144

COMMON STOCKS (continued)	Shares	Value (Note 2)

Media (continued)
Fuji Media Holdings, Inc. (Japan)	72,200	$1,478,579
Interpublic Group of Cos., Inc. (The)	194,330	3,439,641
ITV PLC (United Kingdom)	471,400	1,517,041
Naspers Ltd. (South Africa) (Class N Stock)	10,200	1,067,680
Seven West Media Ltd. (Australia)	524,726	1,105,689
Sinclair Broadcast Group, Inc. (Class A Stock)	57,150	2,041,969
Sky Deutschland AG (Germany)*	141,430	1,563,238
Twenty-First Century Fox, Inc. (Class A Stock)	370,570	13,036,653
Twenty-First Century Fox, Inc. (Class B Stock)	9,155	315,044
WPP PLC (United Kingdom)	222,203	5,089,351

		56,227,191

Metals & Mining — 1.1%
ArcelorMittal (Luxembourg)	87,100	1,555,800
BHP Billiton Ltd. (Australia)	132,403	4,513,992
Compass Minerals International, Inc.	35,670	2,855,383
Freeport-McMoRan Copper & Gold, Inc.	172,670	6,516,566
Glencore Xstrata PLC (Switzerland)*	716,400	3,727,131
Harmony Gold Mining Co. Ltd. (South Africa)	96,700	245,174
Hindalco Industries Ltd. (India)	181,193	359,902
Hitachi Metals Ltd. (Japan)	69,000	976,301
JFE Holdings, Inc. (Japan)	72,500	1,727,679
Nippon Steel & Sumitomo Metal Corp. (Japan)	340,000	1,140,294
Rio Tinto Ltd. (Australia)	13,741	841,045
Rio Tinto PLC (United Kingdom)	122,300	6,911,166

		31,370,433

Multiline Retail — 0.3%
Don Quijote Holdings Co. Ltd. (Japan)	6,800	412,217
Macy’s, Inc.	153,990	8,223,066

		8,635,283

Multi-Utilities — 0.2%
Alliant Energy Corp.	51,570	2,661,012
Centrica PLC (United Kingdom)	345,700	1,993,532
GDF Suez (France)	34,920	821,302
YTL Corp. Bhd (Malaysia)	864,600	428,014

		5,903,860

Office Electronics — 0.1%
Ricoh Co. Ltd. (Japan)	191,000	2,031,250

Oil, Gas & Consumable Fuels — 4.1%
Apache Corp.	60,020	5,158,119
Athlon Energy, Inc.*	24,110	729,327
BG Group PLC (United Kingdom)	283,978	6,110,772
BP PLC (United Kingdom)	208,531	1,689,968
Diamondback Energy, Inc.*	52,390	2,769,335
EQT Corp.	110,180	9,891,960
Exxon Mobil Corp.	327,920	33,185,504
Galp Energia SGPS SA (Portugal)	94,521	1,549,136
Hess Corp.	68,010	5,644,830
Laredo Petroleum, Inc.*	60,250	1,668,323
Marathon Petroleum Corp.	92,815	8,513,920
Occidental Petroleum Corp.	87,780	8,347,878
Oil Search Ltd. (Australia)	85,402	620,433

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Oil, Gas & Consumable Fuels (continued)
Repsol SA (Spain)	68,008	$1,716,060
Rex Energy Corp.*	96,240	1,896,890
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	165,864	5,944,309
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	101,048	3,811,568
Total SA (France)	119,490	7,334,260
Tullow Oil PLC (United Kingdom)	26,400	374,686
Western Refining, Inc.(a)	78,810	3,342,332
Williams Cos., Inc. (The)	173,100	6,676,467

		116,976,077

Personal Products — 0.4%
Estee Lauder Cos., Inc. (The) (Class A Stock)	96,490	7,267,627
Hengan International Group Co. Ltd. (China)	35,500	420,011
Nu Skin Enterprises, Inc. (Class A Stock)	20,550	2,840,421

		10,528,059

Pharmaceuticals — 3.3%
Allergan, Inc.	118,840	13,200,747
AstraZeneca PLC (United Kingdom)	57,491	3,410,783
Bayer AG (Germany)	46,167	6,482,363
Cempra, Inc.*	62,510	774,499
GlaxoSmithKline PLC (United Kingdom)	103,300	2,759,930
Merck & Co., Inc.	385,510	19,294,775
Mitsubishi Tanabe Pharma Corp. (Japan)	116,500	1,624,826
Novartis AG (Switzerland)	49,051	3,931,407
Novo Nordisk A/S (Denmark) (Class B Stock)	14,702	2,694,903
Roche Holding AG (Switzerland)	35,183	9,855,682
Rohto Pharmaceutical Co. Ltd. (Japan)	25,000	381,474
Salix Pharmaceuticals Ltd.*	36,340	3,268,420
Sanofi (France)	68,302	7,294,335
Santen Pharmaceutical Co. Ltd. (Japan)	6,700	312,168
Teva Pharmaceutical Industries Ltd. (Israel), ADR	48,200	1,931,856
UCB SA (Belgium)	29,200	2,175,458
Valeant Pharmaceuticals International, Inc.*	107,000	12,561,800

		91,955,426

Professional Services — 0.2%
Adecco SA (Switzerland)*	40,053	3,179,677
Manpowergroup, Inc.	27,430	2,355,140
Seek Ltd. (Australia)	10,243	123,145

		5,657,962

Real Estate Investment Trusts (REITs) — 0.5%
American Tower Corp.	75,960	6,063,127
Douglas Emmett, Inc.	130,680	3,043,537
Goodman Group (Australia)	78,032	330,602
Link REIT (The) (Hong Kong)	80,000	388,005
Mirvac Group (Australia)	292,694	440,127
Redwood Trust, Inc.(a)	129,930	2,516,744

		12,782,142

Real Estate Management & Development — 0.9%
CBRE Group, Inc. (Class A Stock)*	347,220	9,131,886
Cheung Kong Holdings Ltd. (Hong Kong)	124,000	1,961,776
Hang Lung Properties Ltd. (Hong Kong)	178,000	564,240

COMMON STOCKS (continued)	Shares	Value (Note 2)

Real Estate Management & Development (continued)
Iguatemi Empresa de Shopping Centers SA (Brazil)	44,700	$422,511
Jones Lang LaSalle, Inc.	43,860	4,490,825
Lend Lease Group (Australia)	58,353	582,344
Mitsui Fudosan Co. Ltd. (Japan)	121,000	4,364,552
New World Development Co. Ltd. (Hong Kong)	810,125	1,025,824
Prestige Estates Projects Ltd. (India)	205,056	539,309
Sumitomo Realty & Development Co. Ltd. (Japan)	28,000	1,395,169
Wharf Holdings Ltd. (Hong Kong)	47,000	360,027

		24,838,463

Road & Rail — 0.5%
ComfortDelGro Corp. Ltd. (Singapore)	916,000	1,464,676
Container Corp. of India (India)	29,329	346,111
East Japan Railway Co. (Japan)	9,100	724,886
Genesee & Wyoming, Inc. (Class A Stock)*	33,930	3,258,977
Union Pacific Corp.	49,870	8,378,160
West Japan Railway Co. (Japan)	25,100	1,087,544

		15,260,354

Semiconductors & Semiconductor Equipment — 0.6%
ASML Holding NV (Netherlands)	19,699	1,845,049
Cavium, Inc.*(a)	64,730	2,233,832
Monolithic Power Systems, Inc.*	107,780	3,735,655
NXP Semiconductors NV (Netherlands)*	171,600	7,881,588
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	371,000	1,309,986

		17,006,110

Software — 2.3%
Adobe Systems, Inc.*	171,670	10,279,600
Guidewire Software, Inc.*	57,980	2,845,078
Microsoft Corp.	754,390	28,236,818
Oracle Corp.	395,070	15,115,378
Proofpoint, Inc.*	9,970	330,705
PTC, Inc.*	52,550	1,859,745
Rovi Corp.*	98,220	1,933,952
SAP AG (Germany)	29,755	2,580,412
Splunk, Inc.*	30,260	2,077,954
Trend Micro, Inc. (Japan)	8,400	294,362

		65,554,004

Specialty Retail — 1.6%
ABC-Mart, Inc. (Japan)	3,100	135,434
Dick’s Sporting Goods, Inc.	58,570	3,402,917
Hennes & Mauritz AB (Sweden) (Class B Stock)	47,489	2,187,176
Home Depot, Inc. (The)	172,790	14,227,529
Inditex SA (Spain)	15,214	2,512,011
Kingfisher PLC (United Kingdom)	571,800	3,650,413
Nitori Holdings Co. Ltd. (Japan)	15,150	1,434,359
Pier 1 Imports, Inc.(a)	125,870	2,905,080
Super Retail Group Ltd. (Australia)	37,308	443,546
TJX Cos., Inc.	179,610	11,446,545
Tractor Supply Co.(a)	10,530	816,917
Trinity Ltd. (Hong Kong)	660,000	221,757
Urban Outfitters, Inc.*	74,950	2,780,645

		46,164,329

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Textiles, Apparel & Luxury Goods — 0.6%
Hanesbrands, Inc.	49,020	$3,444,635
Kering (France)	13,800	2,917,063
Prada SpA (Italy)	15,700	140,244
PVH Corp.	56,710	7,713,694
Shenzhou International Group Holdings Ltd. (Hong Kong)	145,000	545,268
Swatch Group AG (The) (Switzerland)	2,900	1,922,131
Texwinca Holdings Ltd. (Hong Kong)	560,000	589,861
Yue Yuen Industrial Holdings Ltd. (Hong Kong)	232,000	775,744

		18,048,640

Thrifts & Mortgage Finance — 0.2%
Essent Group Ltd. (Bermuda)*	64,100	1,542,246
EverBank Financial Corp.	132,130	2,423,264
Housing Development Finance Corp. (India)	72,252	930,286

		4,895,796

Tobacco — 0.8%
British American Tobacco PLC (United Kingdom)	76,600	4,111,458
Imperial Tobacco Group PLC (United Kingdom)	93,234	3,614,524
Japan Tobacco, Inc. (Japan)	126,700	4,122,661
Lorillard, Inc.	185,280	9,389,990

		21,238,633

Trading Companies & Distributors — 0.5%
Kloeckner & Co. SE (Germany)*	57,833	793,495
MISUMI Group, Inc. (Japan)	25,400	798,590
Mitsubishi Corp. (Japan)	133,900	2,570,602
MRC Global, Inc.*	109,610	3,536,019
Rexel SA (France)	78,410	2,057,769
WESCO International, Inc.*(a)	38,200	3,478,874

		13,235,349

Transportation Infrastructure
Sydney Airport (Australia)	120,661	410,082
Transurban Group (Australia)	66,642	407,541

		817,623

Wireless Telecommunication Services — 1.3%
KDDI Corp. (Japan)	32,900	2,027,142
Millicom International Cellular SA (Luxembourg), SDR	7,000	697,521
SBA Communications Corp. (Class A Stock)*(a)	118,980	10,689,164
Softbank Corp. (Japan)	66,000	5,791,550
T-Mobile USA, Inc.*	241,810	8,134,488
Vodafone Group PLC (United Kingdom)	2,460,500	9,687,511

		37,027,376

TOTAL COMMON STOCKS (cost $1,555,074,322)		1,801,796,083

EXCHANGE TRADED FUND — 1.5%
SPDR S&P 500 ETF Trust (cost $38,975,095)	227,100	41,938,557

PREFERRED STOCKS — 0.2%	Shares	Value (Note 2)

Aerospace & Defense
Rolls-Royce Holdings PLC (United Kingdom) (PRFC)*	7,886,200	$13,059

Auto Manufacturers — 0.2%
Volkswagen AG (Germany), (PRFC)	22,632	6,369,095

TOTAL PREFERRED STOCKS (cost $5,078,876)		6,382,154

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITY
Residential Mortgage-Backed Securities
Countrywide Asset-Backed Certificates,
Series 2004-7, Class AF5 (cost $230,602)
5.370%	01/25/35	221	232,871

BANK LOANS(c) — 0.1%
Auto Parts & Equipment
Allison Transmission, Inc.,
Term Loan
3.750%	08/23/19	50	50,219

Building Materials
Equinox Holdings, Inc.,
Term Loan
4.501%	01/31/20	144	144,812

Commercial Services
ARC Document Solutions, Inc.,
Term Loan
6.250%	12/19/18	250	248,125
Brand Energy & Infrastructure Services, Inc.,
Term Loan
4.750%	11/26/20	235	236,102
Redtop Acquisitions Ltd.,
Term Loan
4.500%	12/03/20	5	5,006
8.250%	06/03/21	5	5,063

			494,296

Computers
Kronos, Inc.,
Term Loan
4.500%	10/30/19	5	5,026
9.750%	04/30/20	10	10,325

			15,351

Containers & Packaging
Berry Plastics Corp.,
Term Loan
3.750%	12/18/20	80	79,834

Electric
Panda Moxie Patriot,
Term Loan
6.750%	12/18/20	20	20,400

Energy
Alpha Natural Resources, Inc.,

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Energy (continued)
Term Loan
3.500%	05/22/20	119	$117,249

Environmental Control
Darling International, Inc.,
Term Loan
3.250%	12/18/20	10	10,081
WTG Holdings III Corp.,
Term Loan
4.750%	12/12/20	10	10,033
8.500%	12/12/21	10	10,000

			30,114

Foods
Del Monte Corp.,
Term Loan
— %(p)	11/26/20	45	45,225
— %(p)	05/26/21	25	25,219

			70,444

Healthcare Services
HCA, Inc.,
Term Loan
2.997%	05/01/18	389	388,943

Household Products/Wares
Reynolds Group Holdings, Inc.,
Term Loan
4.000%	12/01/18	45	45,383

Industrial
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc.,
Term Loan
4.250%	12/02/19	10	10,050

Insurance
HUB International Ltd.,
Term Loan
4.750%	10/02/20	75	75,748

Investment Companies
Linden & Conway Ltd.,
Term Loan
3.750%	11/20/20	10	10,063
Sheridan Production Co LLC,
Term Loan
4.250%	12/16/20	25	25,299
4.250%	12/16/20	4	3,519
4.250%	12/16/20	1	1,313

			40,194

Lodging
Golden Nugget, Inc.,
Term Loan
0.500%	11/05/19	8	7,603
5.500%	11/05/19	18	17,741
Las Vegas Sands Corp.,
Term Loan
3.250%	12/17/20	115	114,845

			140,189

Manufacturing
Filtration Group Corp.,

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Manufacturing (continued)
Term Loan
4.500%	11/15/20	5	$5,047
8.250%	11/15/21	5	5,106

			10,153

Media — 0.1%
Charter Communications Operating LLC,
Term Loan
3.000%	12/31/20	469	464,134
ION Media Network, Inc.,
Term Loan
5.000%	12/17/20	70	70,292

			534,426

Metals & Mining
FMG Resources Pty Ltd.,
Term Loan
4.250%	06/30/19	120	121,296
Peabody Energy,
Term Loan
4.250%	09/24/20	150	150,560

			271,856

Oil, Gas & Consumable Fuels
ChesDpeake Energy Corp.,
Term Loan
5.750%	12/02/17	30	30,605
Fieldwood Energy LLC,
Term Loan
3.875%	09/28/18	20	20,083
8.375%	09/30/20	310	316,200
Samson Investment Co.,
Term Loan
5.000%	09/25/18	20	20,063
Western Refining, Inc.,
Term Loan
4.250%	11/12/20	15	15,169

			402,120

Pharmaceuticals
Endo Paharmaceutical Holdings, Inc.,
Term Loan
— %(p)	12/12/20	190	190,357

Pipelines
Energy Transfer Equity LP,
Term Loan
3.250%	11/15/19	190	189,240

Real Estate Investment Trusts (REITs)
Crown Castle International Corp.,
Term Loan
3.250%	01/31/21	15	15,028

Semiconductors
NXP BV,
Term Loan
3.250%	11/11/20	190	190,237

Software
First Data Corp.,
Term Loan
4.164%	03/23/18	55	55,021

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Technology
Information Development Co.,
Term Loan
3.750%	06/03/20	45	$44,831

Telecommunications
Alcatel-Lucent USA, Inc.,
Term Loan
— %(p)	01/30/19	330	331,856
Consolidated Communications, Inc.,
Term Loan
4.250%	12/18/20	5	5,041

			336,897

TOTAL BANK LOANS (cost $3,922,811)			3,963,392

COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.0%
Banc of America Commercial Mortgage Trust,
Series 2006-3, Class A4
5.889%(c)	07/10/44	368	400,263
Banc of America Commercial Mortgage, Inc.,
Series 2007-1, Class A4
5.451%	01/15/49	500	541,164
Bear Stearns Commercial Mortgage Securities Trust,
Series 2007-PW15, Class A4
5.331%	02/11/44	1,000	1,086,168
Citigroup Commercial Mortgage Trust,
Series 2007-C6, Class A4
5.705%(c)	12/10/49	1,000	1,118,384
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2006-CD3, Class A5
5.617%	10/15/48	1,000	1,089,698
Series 2007-CD4, Class A4
5.322%	12/11/49	4,583	5,018,880
Commercial Mortgage Trust,
Series 2006-GG7, Class A4
5.820%(c)	07/10/38	1,458	1,592,749
Series 2007-GG9, Class A4
5.444%	03/10/39	3,398	3,732,513
Credit Suisse Commercial Mortgage Trust,
Series 2006-C4, Class A3
5.467%	09/15/39	468	509,404
GE Commercial Mortgage Corp.,
Series 2007-C1, Class A4
5.543%	12/10/49	1,640	1,776,407
GS Mortgage Securities Corp.,
Series 2006-GG8, Class A4
5.560%	11/10/39	500	548,241
Series 2013-NYC5, Class C, 144A
2.974%	01/10/30	130	128,768
GS Mortgage Securities Trust,
Series GG8-2006, Class A1A
5.547%	11/10/39	301	330,101
Hilton USA Trust,
Series 2013-HLT, Class CFX, 144A
3.714%	11/05/30	140	139,801
Series 2013-HLT, Class DFX, 144A
4.407%	11/05/30	617	617,503

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2006-CB17, Class A4
5.429%	12/12/43	480	$519,496
Series 2006-LDP7, Class A4
5.863%(c)	04/15/45	120	130,997
Series 2007-CB18, Class A4
5.440%	06/12/47	1,080	1,186,889
Series 2007-CB19, Class A4
5.706%(c)	02/12/49	710	788,390
Series 2007-LD11, Class A4
5.806%(c)	06/15/49	5,175	5,756,246
Series 2007-LDPX, Class A3
5.420%	01/15/49	500	548,481
LB Commercial Mortgage Trust,
Series 2007-C3, Class A4
5.884%(c)	07/15/44	400	447,978
LB-UBS Commercial Mortgage Trust,
Series 2007-C1, Class A4
5.424%	02/15/40	1,000	1,102,054
Series 2007-C7, Class A3
5.866%(c)	09/15/45	1,290	1,430,503
ML-CFC Commercial Mortgage Trust,
Series 2006-4, Class A3
5.172%	12/12/49	230	249,356
Series 2007-5, Class A4
5.378%	08/12/48	2,965	3,228,879
Series 2007-6, Class A4
5.485%(c)	03/12/51	400	439,991
Series 2007-7, Class A4
5.740%(c)	06/12/50	94	103,968
Morgan Stanley Capital I Trust,
Series 2007-IQ14, Class A4
5.692%(c)	04/15/49	1,375	1,522,789
Wachovia Bank Commercial Mortgage Trust,
Series 2007-C30, Class A5
5.342%	12/15/43	3,980	4,376,818
Series 2007-C31, Class A4
5.509%	04/15/47	1,760	1,920,927
Series 2007-C32, Class A3
5.733%(c)	06/15/49	4,105	4,543,032
Series 2007-C33, Class A4
5.924%(c)	02/15/51	6,552	7,145,788
Series 2007-C33, Class A5
5.924%(c)	02/15/51	1,000	1,123,660

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $55,140,574)			55,196,286

CORPORATE BONDS — 7.9%
Advertising
MDC Partners, Inc. (Canada),
Gtd. Notes, 144A
6.750%	04/01/20	180	188,325

Aerospace & Defense
GenCorp, Inc.,
Sec’d. Notes
7.125%	03/15/21	40	42,800

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Aerospace & Defense (continued)
TransDigm, Inc.,
Gtd. Notes
5.500%	10/15/20	420	$410,550
7.500%	07/15/21(a)	140	150,500
Triumph Group, Inc.,
Gtd. Notes
4.875%	04/01/21	225	218,250

			822,100

Airlines
Continental Airlines 2012-1 Class B Pass-Through Trust,
Pass-Through Certificates
6.250%	10/22/21	109	114,085
Delta Air Lines 2012-1 Class B Pass-Through Trust,
Pass-Through Certificates
6.875%	05/07/19	130	139,989
UAL 2009-2A Pass-Through Trust,
Pass-Through Certificates
9.750%	07/15/18	132	151,541
United Continental Holdings, Inc.,
Gtd. Notes
6.000%	12/01/20(a)	220	219,450
6.000%	07/15/26	130	111,800
6.000%	07/15/28	70	58,975
6.375%	06/01/18(a)	10	10,450
US Airways Group, Inc.,
Gtd. Notes
6.125%	06/01/18	130	130,975

			937,265

Apparel
William Carter Co. (The),
Gtd. Notes, 144A
5.250%	08/15/21(a)	175	177,625

Auto Parts & Equipment
American Axle & Manufacturing, Inc.,
Gtd. Notes
5.125%	02/15/19	30	30,825
6.250%	03/15/21	180	191,250
Dana Holding Corp.,
Sr. Unsec’d. Notes
5.375%	09/15/21	200	200,750
6.000%	09/15/23	200	200,500
Schaeffler Holding Finance BV (Germany),
Sr. Sec’d. Notes, 144A, PIK
6.875%	08/15/18	295	312,700
TRW Automotive, Inc.,
Gtd. Notes, 144A
4.500%	03/01/21	42	42,420

			978,445

Automobile Manufacturers
General Motors Co.,
Sr. Unsec’d. Notes, 144A
3.500%	10/02/18(a)	170	173,825
6.250%	10/02/43	205	212,944

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Automobile Manufacturers (continued)
Jaguar Land Rover Automotive PLC (United Kingdom),
Gtd. Notes, 144A
4.125%	12/15/18	200	$201,250

			588,019

Banks — 0.9%
Ally Financial, Inc.,
Gtd. Notes
2.750%	01/30/17	155	155,581
4.750%	09/10/18	350	366,187
Bank of America Corp.,
Sr. Unsec’d. Notes
3.875%	03/22/17	285	304,186
5.650%	05/01/18	155	176,432
5.700%	01/24/22	530	599,883
5.750%	12/01/17	1,085	1,234,853
5.875%	01/05/21	1,000	1,149,386
Sr. Unsec’d. Notes, MTN
3.300%	01/11/23(a)	1,000	946,267
Bank of America NA,
Sub. Notes
5.300%	03/15/17	315	347,200
Barclays Bank PLC (United Kingdom),
Sub. Notes
7.625%	11/21/22	530	564,450
CIT Group, Inc.,
Sr. Unsec’d. Notes
5.000%	08/15/22	130	126,750
5.375%	05/15/20(a)	175	185,937
Sr. Unsec’d. Notes, 144A
5.500%	02/15/19(a)	345	370,013
Credit Suisse NY (Switzerland),
Sub. Notes
6.000%	02/15/18	360	416,839
Discover Bank,
Sr. Unsec’d. Notes
4.200%	08/08/23	769	758,472
Sub. Notes
7.000%	04/15/20	866	1,007,147
Fifth Third Bancorp,
Sub. Notes
4.500%	06/01/18	300	319,912
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
2.900%	07/19/18	789	802,945
5.250%	07/27/21(a)	123	134,666
5.750%	01/24/22	1,330	1,497,165
5.950%	01/18/18	360	409,298
6.150%	04/01/18	350	401,337
Sub. Notes
6.750%	10/01/37(a)	600	667,527
HSBC USA, Inc.,
Sr. Unsec’d. Notes
1.625%	01/16/18(a)	372	366,813
JPMorgan Chase Bank NA,
Sub. Notes
6.000%	10/01/17	500	572,059

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Banks (continued)
KeyBank NA,
Sub. Notes
5.800%	07/01/14	599	$614,466
M&I Marshall & Ilsley Bank,
Sub. Notes
5.000%	01/17/17	869	937,581
Morgan Stanley,
Notes, MTN
6.625%	04/01/18	200	234,019
Sr. Unsec’d. Notes
2.125%	04/25/18(a)	1,350	1,338,356
3.750%	02/25/23(a)	598	581,893
5.750%	01/25/21	1,294	1,463,856
Sub. Notes
4.875%	11/01/22(a)	830	849,639
5.000%	11/24/25	159	159,475
Sub. Notes, MTN
4.100%	05/22/23(a)	235	227,421
RBS Citizens Financial Group, Inc.,
Sub. Notes, 144A
4.150%	09/28/22	546	528,235
Royal Bank of Scotland Group PLC (United Kingdom),
Sub. Notes
6.000%	12/19/23	1,444	1,454,281
6.100%	06/10/23	760	766,153
6.125%	12/15/22(a)	791	808,403
SunTrust Bank,
Sr. Unsec’d. Notes
2.750%	05/01/23	703	637,393
Synovus Financial Corp.,
Sr. Unsec’d. Notes
7.875%	02/15/19	300	336,750
Wells Fargo & Co.,
Sub. Notes
3.450%	02/13/23(a)	500	472,717

			25,291,943

Beverages — 0.1%
Beam, Inc.,
Sr. Unsec’d. Notes
1.750%	06/15/18	309	301,130
Crestview DS Merger Sub II, Inc.,
Sec’d. Notes, 144A
10.000%	09/01/21(a)	75	80,437
Heineken NV (Netherlands),
Sr. Unsec’d. Notes, 144A
1.400%	10/01/17	258	253,117
2.750%	04/01/23	269	240,978
SABMiller Holdings, Inc. (United Kingdom),
Gtd. Notes, 144A
3.750%	01/15/22(a)	707	709,637

			1,585,299

Biotechnology
Amgen, Inc.,
Sr. Unsec’d. Notes
5.650%	06/15/42	381	403,493

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Building Materials — 0.1%
Building Materials Corp. of America,
Sr. Notes, 144A
6.750%	05/01/21(a)	210	$227,325
6.875%	08/15/18	330	350,625
Headwaters, Inc.,
Gtd. Notes, 144A
7.250%	01/15/19	45	46,237
Sec’d. Notes
7.625%	04/01/19	60	64,650
Masco Corp.,
Sr. Unsec’d. Notes
5.950%	03/15/22	110	116,325
Texas Industries, Inc.,
Gtd. Notes
9.250%	08/15/20	200	222,750
US Concrete, Inc.,
Sr. Sec’d. Notes, 144A
8.500%	12/01/18	60	61,350
USG Corp.,
Gtd. Notes, 144A
5.875%	11/01/21	15	15,600
7.875%	03/30/20	35	39,375
Sr. Unsec’d. Notes
9.750%	01/15/18	90	106,425

			1,250,662

Chemicals — 0.1%
Ashland, Inc.,
Sr. Unsec’d. Notes
3.875%	04/15/18(a)	580	587,250
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
2.500%	02/15/16	1,180	1,216,107
4.125%	11/15/21	576	594,989
4.250%	11/15/20	126	134,208
Ineos Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
8.375%	02/15/19	190	211,375
Nufarm Australia Ltd. (Australia),
Gtd. Notes, 144A
6.375%	10/15/19	200	207,000
Orion Engineered Carbons Bondco GmbH (Germany),
Sr. Sec’d. Notes, 144A
9.625%	06/15/18	200	221,000
Rockwood Specialties Group, Inc.,
Gtd. Notes
4.625%	10/15/20	245	250,206
Tronox Finance LLC,
Gtd. Notes
6.375%	08/15/20(a)	115	117,300

			3,539,435

Commercial Banks — 0.1%
Huntington Bancshares, Inc.,
Sub. Notes
7.000%	12/15/20(a)	200	231,928
Regions Bank,
Sub. Notes
6.450%	06/26/37	525	554,663

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Commercial Banks (continued)
7.500%	05/15/18	250	$295,821
Regions Financial Corp.,
Sr. Unsec’d. Notes
2.000%	05/15/18	581	562,589
5.750%	06/15/15	923	983,479
7.750%	11/10/14	321	338,672

			2,967,152

Commercial Services — 0.1%
ADT Corp. (The),
Sr. Unsec’d. Notes, 144A
6.250%	10/15/21(a)	170	178,500
APX Group, Inc.,
Gtd. Notes
8.750%	12/01/20	270	275,400
Gtd. Notes, 144A
8.750%	12/01/20	25	25,437
Sr. Sec’d. Notes
6.375%	12/01/19	460	466,900
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes, 144A
2.996%(c)	12/01/17	115	115,719
Brand Energy & Infrastructure Services, Inc.,
Gtd. Notes, 144A
8.500%	12/01/21	240	243,900
Ceridian Corp.,
Gtd. Notes
11.250%	11/15/15	220	221,650
Envision Healthcare Corp.,
Gtd. Notes
8.125%	06/01/19	212	229,755
FTI Consulting, Inc.,
Gtd. Notes
6.750%	10/01/20	620	669,600
Garda World Security Corp. (Canada),
Gtd. Notes, 144A
7.250%	11/15/21	105	105,788
Hertz Corp. (The),
Gtd. Notes
6.750%	04/15/19(a)	100	107,750
RR Donnelley & Sons Co.,
Sr. Unsec’d. Notes
6.500%	11/15/23	105	106,050
7.000%	02/15/22	110	118,250
7.250%	05/15/18	115	130,525
7.625%	06/15/20	35	38,063
7.875%	03/15/21	105	116,550
8.250%	03/15/19	35	40,075
TransUnion Holding Co., Inc.,
Sr. Unsec’d. Notes
8.125%	06/15/18	375	395,625

			3,585,537

Computers
Brocade Communications Systems, Inc.,
Gtd. Notes, 144A
4.625%	01/15/23	160	148,000

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Computers (continued)
Seagate HDD Cayman,
Gtd. Notes, 144A
3.750%	11/15/18(a)	735	$743,269

			891,269

Construction & Engineering
Aguila 3 SA (Luxembourg),
Sr. Sec’d. Notes, 144A
7.875%	01/31/18	230	243,800
Lennar Corp.,
Gtd. Notes
4.125%	12/01/18	365	366,825
MasTec, Inc.,
Gtd. Notes
4.875%	03/15/23	105	99,225

			709,850

Consumer Products & Services
First Quality Finance Co., Inc.,
Sr. Unsec’d. Notes, 144A
4.625%	05/15/21	255	242,250
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
Gtd. Notes
8.500%	05/15/18	110	116,050
Sr. Sec’d. Notes
5.750%	10/15/20(a)	160	163,200
7.875%	08/15/19	300	331,500

			853,000

Containers & Packaging — 0.1%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc. (Ireland),
Sr. Unsec’d. Notes, 144A
7.000%	11/15/20(a)	700	707,000
Ball Corp.,
Gtd. Notes
4.000%	11/15/23	390	349,050
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Is,
Gtd. Notes, 144A
5.625%	12/15/16(a)	90	91,800
6.000%	06/15/17(a)	50	50,625
Crown Americas LLC/Crown Americas Capital Corp. IV,
Gtd. Notes
4.500%	01/15/23(a)	845	790,075

			1,988,550

Distribution/Wholesale
HD Supply, Inc.,
Gtd. Notes
7.500%	07/15/20	375	404,063
Sr. Sec’d. Notes
8.125%	04/15/19(a)	15	16,706

			420,769

Diversified Financial Services — 0.5%
Aircastle Ltd.,
Sr. Unsec’d. Notes
4.625%	12/15/18	65	65,488
6.250%	12/01/19	85	91,056
6.750%	04/15/17(a)	270	301,050

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
9.750%	08/01/18	15	$16,388
Aon Corp. (United Kingdom),
Gtd. Notes
3.125%	05/27/16	400	417,148
5.000%	09/30/20	205	225,176
Citigroup, Inc.,
Sr. Unsec’d. Notes
3.953%	06/15/16	331	352,152
4.750%	05/19/15	500	526,126
6.125%	05/15/18(a)	247	285,850
Sub. Notes
4.050%	07/30/22	195	192,827
5.500%	09/13/25	227	239,085
Discover Financial Services,
Sr. Unsec’d. Notes
5.200%	04/27/22	304	316,344
Fly Leasing Ltd. (Ireland),
Gtd. Notes
6.750%	12/15/20	205	207,563
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
1.700%	05/09/16	762	770,719
General Electric Capital Corp.,
Sr. Sec’d. Notes
1.000%	12/11/15	346	348,772
General Motors Financial Co., Inc.,
Gtd. Notes, 144A
3.250%	05/15/18	180	180,000
4.750%	08/15/17	315	334,294
Hyundai Capital America (South Korea),
Sr. Unsec’d. Notes, 144A
1.625%	10/02/15	163	163,816
1.875%	08/09/16(a)	143	143,518
2.125%	10/02/17	180	178,769
2.875%	08/09/18(a)	254	254,964
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
7.750%	01/15/16	200	204,000
8.000%	01/15/18(a)	575	598,000
Gtd. Notes, 144A
6.000%	08/01/20	160	164,800
ILFC E-Capital Trust II,
Ltd. Gtd. Notes, 144A
6.250%(c)	12/21/65	135	127,575
International Lease Finance Corp.,
Sr. Unsec’d. Notes
3.875%	04/15/18(a)	140	140,350
5.875%	04/01/19	380	404,700
5.875%	08/15/22	280	279,300
6.250%	05/15/19	225	243,563
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.150%	07/05/16(a)	451	472,820
3.250%	09/23/22	1,695	1,624,354
4.350%	08/15/21	265	279,289
4.500%	01/24/22	2,200	2,327,008
6.300%	04/23/19	300	354,076

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
SLM Corp.,
Sr. Unsec’d. Notes, MTN
4.875%	06/17/19	195	$194,308
5.500%	01/15/19	325	337,269
8.000%	03/25/20	85	96,263

			13,458,780

Diversified Telecommunication Services — 0.2%
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
3.850%	11/01/42(a)	1,157	945,042
6.550%	09/15/43	3,297	3,857,355

			4,802,397

Electric Utilities — 0.6%
AES Corp.,
Sr. Unsec’d. Notes
4.875%	05/15/23	75	70,125
7.375%	07/01/21	710	800,525
American Electric Power Co., Inc.,
Sr. Unsec’d. Notes
1.650%	12/15/17	171	167,548
2.950%	12/15/22	162	149,817
Atlantic Power Corp.,
Gtd. Notes
9.000%	11/15/18	440	458,700
Dominion Resources, Inc.,
Jr. Sub. Notes
2.548%(c)	09/30/66	1,115	1,038,925
DPL, Inc.,
Sr. Unsec’d. Notes
6.500%	10/15/16	295	319,337
Duke Energy Corp.,
Sr. Unsec’d. Notes
3.950%	10/15/23	87	87,025
Duquesne Light Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
5.900%	12/01/21	338	371,413
6.400%	09/15/20	536	613,088
Edison International,
Sr. Unsec’d. Notes
3.750%	09/15/17	91	95,368
FirstEnergy Corp.,
Sr. Unsec’d. Notes
2.750%	03/15/18	403	395,976
4.250%	03/15/23	728	678,607
7.375%	11/15/31	482	523,733
FirstEnergy Solutions Corp.,
Gtd. Notes
6.050%	08/15/21	879	939,349
6.800%	08/15/39	1,000	1,012,695
GenOn Americas Generation LLC,
Sr. Unsec’d. Notes
9.125%	05/01/31	450	457,875
GenOn Energy, Inc.,
Sr. Unsec’d. Notes
9.500%	10/15/18	555	628,537

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Electric Utilities (continued)
Monongahela Power Co.,
First Mortgage, 144A
4.100%	04/15/24	224	$223,893
5.400%	12/15/43	341	354,185
NiSource Finance Corp.,
Gtd. Notes
4.450%	12/01/21	325	329,305
4.800%	02/15/44	1,000	902,265
5.250%	02/15/43	351	341,115
5.400%	07/15/14	500	512,294
5.800%	02/01/42	160	166,419
5.950%	06/15/41	331	344,888
6.400%	03/15/18	310	356,754
Northeast Utilities,
Sr. Unsec’d. Notes
1.450%	05/01/18	148	143,344
2.800%	05/01/23	673	615,269
NSG Holdings LLC/NSG Holdings, Inc.,
Sr. Sec’d. Notes, 144A
7.750%	12/15/25	200	213,000
Pepco Holdings, Inc.,
Sr. Unsec’d. Notes
2.700%	10/01/15	406	416,309
PPL Capital Funding, Inc.,
Gtd. Notes
3.400%	06/01/23	331	307,993
PPL Energy Supply LLC,
Sr. Unsec’d. Notes
6.500%	05/01/18	184	204,681
Progress Energy, Inc.,
Sr. Unsec’d. Notes
4.400%	01/15/21	700	738,712
PSEG Power LLC,
Gtd. Notes
2.750%	09/15/16	72	74,557
Puget Energy, Inc.,
Sr. Sec’d. Notes
5.625%	07/15/22	400	435,002
6.000%	09/01/21	405	452,908
TECO Finance, Inc.,
Gtd. Notes
4.000%	03/15/16	300	318,083

			16,259,619

Electronics
Flextronics International Ltd. (Singapore),
Gtd. Notes
4.625%	02/15/20	455	443,625
Sanmina Corp.,
Gtd. Notes, 144A
7.000%	05/15/19	155	164,881
Viasystems, Inc.,
Sr. Sec’d. Notes, 144A
7.875%	05/01/19	45	48,656

			657,162

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Entertainment
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.,
Gtd. Notes
5.250%	03/15/21	85	$83,937
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp.,
Sr. Sec’d. Notes, 144A
5.000%	08/01/18	55	56,787
Pinnacle Entertainment, Inc.,
Gtd. Notes
7.500%	04/15/21	390	423,150
PNK Finance Corp.,
Gtd. Notes, 144A
6.375%	08/01/21(a)	130	132,925

			696,799

Entertainment & Leisure
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes, 144A
4.375%	11/01/18	85	86,913
5.375%	11/01/23	65	63,863
NCL Corp. Ltd.,
Gtd. Notes
5.000%	02/15/18	320	329,600
Royal Caribbean Cruises Ltd.,
Sr. Unsec’d. Notes
5.250%	11/15/22	270	270,000
7.500%	10/15/27	355	378,963

			1,129,339

Environmental Control
ADS Waste Holdings, Inc.,
Gtd. Notes
8.250%	10/01/20	165	179,025
Clean Harbors, Inc.,
Gtd. Notes
5.125%	06/01/21	45	45,450
5.250%	08/01/20	65	66,950
Covanta Holding Corp.,
Sr. Unsec’d. Notes
6.375%	10/01/22(a)	50	51,336
7.250%	12/01/20(a)	225	245,631
Darling International, Inc.,
Sr. Unsec’d. Notes, 144A
5.375%	01/15/22	50	50,375
Tervita Corp. (Canada),
Gtd. Notes, 144A
9.750%	11/01/19	70	68,600
10.875%	02/15/18	45	45,788
Sr. Sec’d. Notes, 144A
8.000%	11/15/18	60	61,950

			815,105

Food & Staples Retailing
CVS Caremark Corp.,
Sr. Unsec’d. Notes
4.000%	12/05/23	480	478,984

Foods — 0.1%
ARAMARK Corp.,
Gtd. Notes, 144A
5.750%	03/15/20(a)	40	41,800

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Foods (continued)
Barry Callebaut Services NV (Belgium),
Gtd. Notes, 144A
5.500%	06/15/23	200	$204,000
BI-LO LLC/BI-LO Finance Corp.,
Sr. Unsec’d. Notes, 144A, PIK
8.625%	09/15/18	70	73,150
ConAgra Foods, Inc.,
Sr. Unsec’d. Notes
1.900%	01/25/18	156	153,140
3.200%	01/25/23(a)	1,081	1,003,631
4.650%	01/25/43	98	90,033
ESAL GmbH (Brazil),
Gtd. Notes, 144A
6.250%	02/05/23	400	359,000
FAGE Dairy Industry SA/FAGE USA Dairy Industry, Inc. (Greece),
Gtd. Notes, 144A
9.875%	02/01/20	75	78,375
Hawk Acquisition Sub, Inc.,
Sec’d. Notes, 144A
4.250%	10/15/20(a)	325	314,437
JBS Investments GmbH (Brazil),
Gtd. Notes, 144A
7.750%	10/28/20	200	203,000
JBS USA LLC/JBS USA Finance, Inc. (Brazil),
Gtd. Notes, 144A
7.250%	06/01/21(a)	150	156,000
8.250%	02/01/20	590	640,150

			3,316,716

Health Care Providers & Services — 0.1%
Express Scripts Holding Co.,
Gtd. Notes
3.125%	05/15/16	275	287,021
4.750%	11/15/21(a)	1,105	1,167,614

			1,454,635

Healthcare Products
DJO Finance LLC/DJO Finance Corp.,
Gtd. Notes
9.875%	04/15/18	30	32,250
Sec’d. Notes
8.750%	03/15/18	5	5,487

			37,737

Healthcare Services — 0.1%
Aetna, Inc.,
Sr. Unsec’d. Notes
1.500%	11/15/17	55	54,191
CHS/Community Health Systems, Inc.,
Gtd. Notes
8.000%	11/15/19	410	444,850
Sr. Sec’d. Notes
5.125%	08/15/18	180	185,850
DaVita HealthCare Partners, Inc.,
Gtd. Notes
5.750%	08/15/22(a)	275	278,437
HCA, Inc.,
Gtd. Notes
8.000%	10/01/18(a)	235	277,594

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Healthcare Services (continued)
HealthSouth Corp.,
Gtd. Notes
7.250%	10/01/18	411	$439,256
Tenet Healthcare Corp.,
Sr. Sec’d. Notes
6.250%	11/01/18(a)	405	448,537
Sr. Sec’d. Notes, 144A
6.000%	10/01/20	70	73,063
Sr. Unsec’d. Notes
8.125%	04/01/22(a)	315	339,413
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.750%	02/15/23	75	68,674
WellPoint, Inc.,
Sr. Unsec’d. Notes
3.300%	01/15/23	520	485,271

			3,095,136

Holding Companies
Boart Longyear Management Pty Ltd.,
Gtd. Notes, 144A
7.000%	04/01/21(a)	655	489,613
Nielsen Co. Luxembourg SARL (The),
Gtd. Notes, 144A
5.500%	10/01/21	185	187,775
WaveDivision Escrow LLC/WaveDivision Escrow Corp.,
Sr. Unsec’d. Notes, 144A
8.125%	09/01/20	290	307,400

			984,788

Home Builders — 0.1%
DR Horton, Inc.,
Gtd. Notes
3.625%	02/15/18(a)	170	172,550
4.375%	09/15/22	220	205,150
Standard Pacific Corp.,
Gtd. Notes
8.375%	05/15/18	260	305,500
Toll Brothers Finance Corp.,
Gtd. Notes
4.000%	12/31/18	160	162,800
4.375%	04/15/23	225	208,687
5.625%	01/15/24	120	120,900

			1,175,587

Insurance — 0.4%
American International Group, Inc.,
Sr. Unsec’d. Notes
4.875%	09/15/16	144	158,159
4.875%	06/01/22	173	185,944
Sr. Unsec’d. Notes, MTN
5.600%	10/18/16	517	576,015
Hartford Financial Services Group, Inc.,
Sr. Unsec’d. Notes
4.000%	10/15/17	1,000	1,063,621
5.125%	04/15/22	449	489,056
Hockey Merger Sub 2, Inc.,
Sr. Unsec’d. Notes, 144A
7.875%	10/01/21	105	107,887

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Insurance (continued)
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
5.000%	06/01/21	334	$350,295
Sr. Unsec’d. Notes, 144A
6.500%	03/15/35(a)	260	283,861
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
4.800%	07/15/21	100	106,603
Massachusetts Mutual Life Insurance Co.,
Sub. Notes, 144A
5.375%	12/01/41	145	149,907
MetLife, Inc.,
Sr. Unsec’d. Notes
1.756%	12/15/17	217	214,698
3.048%	12/15/22	442	412,199
4.368%	09/15/23	487	497,171
4.750%	02/08/21	920	994,346
Metropolitan Life Global Funding I,
Sec’d. Notes, 144A
3.000%	01/10/23	255	237,582
Northwestern Mutual Life Insurance Co. (The),
Sub. Notes, 144A
6.063%	03/30/40	209	234,814
Pacific Life Insurance Co.,
Sub. Notes, 144A
9.250%	06/15/39	123	170,811
Pacific LifeCorp.,
Sr. Unsec’d. Notes, 144A
5.125%	01/30/43	563	517,645
6.000%	02/10/20	1,594	1,778,219
Unum Group,
Sr. Unsec’d. Notes
5.625%	09/15/20	751	823,205
5.750%	08/15/42	614	627,470

			9,979,508

Internet
Bankrate, Inc.,
Gtd. Notes, 144A
6.125%	08/15/18	125	130,000
Netflix, Inc.,
Sr. Unsec’d. Notes, 144A
5.375%	02/01/21	185	187,313
VeriSign, Inc.,
Gtd. Notes
4.625%	05/01/23	255	243,525

			560,838

Life Sciences Tools & Services
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
4.150%	02/01/24	169	167,394
5.300%	02/01/44	70	70,782

			238,176

Lodging — 0.1%
Golden Nugget Escrow, Inc.,
Sr. Unsec’d. Notes, 144A
8.500%	12/01/21	140	141,400

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Lodging (continued)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes, 144A
5.625%	10/15/21	325	$337,187
MCE Finance Ltd. (Macau),
Gtd. Notes, 144A
5.000%	02/15/21	510	497,250
MGM Resorts International,
Gtd. Notes
6.750%	10/01/20(a)	95	101,650
8.625%	02/01/19	55	64,487
Playa Resorts Holding BV (Netherlands),
Sr. Unsec’d. Notes, 144A
8.000%	08/15/20	310	328,988
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC,
Gtd. Notes, 144A
5.875%	05/15/21	140	137,550

			1,608,512

Media — 0.6%
21st Century Fox America, Inc.,
Gtd. Notes
6.150%	03/01/37	235	258,286
6.150%	02/15/41	1,623	1,808,874
AMC Networks, Inc.,
Gtd. Notes
4.750%	12/15/22(a)	265	252,413
CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes
6.500%	04/30/21(a)	85	87,337
7.000%	01/15/19(a)	325	342,469
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A
5.125%	12/15/21(a)	180	168,750
6.375%	09/15/20	165	169,125
Clear Channel Communications, Inc.,
Sr. Unsec’d. Notes
4.900%	05/15/15	225	216,000
5.500%	12/15/16	310	272,800
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes
6.500%	11/15/22(a)	370	376,887
Cogeco Cable, Inc. (Canada),
Gtd. Notes, 144A
4.875%	05/01/20	30	28,950
Comcast Corp.,
Gtd. Notes
5.700%	05/15/18	400	459,302
COX Communications, Inc.,
Sr. Unsec’d. Notes, 144A
3.250%	12/15/22	153	138,447
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
5.875%	10/01/19	200	226,557
Discovery Communications LLC,
Gtd. Notes
3.250%	04/01/23	71	65,947
4.875%	04/01/43	166	153,133

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Media (continued)
DISH DBS Corp.,
Gtd. Notes
4.250%	04/01/18(a)	325	$331,500
Harron Communications LP/Harron Finance Corp.,
Sr. Unsec’d. Notes, 144A
9.125%	04/01/20	45	49,837
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance,
Sr. Sec’d. Notes, 144A
9.750%	04/01/21(a)	407	449,735
NBCUniversal Media LLC,
Gtd. Notes
4.375%	04/01/21	940	994,917
Nielsen Finance LLC/Nielsen Finance Co. (Netherlands),
Gtd. Notes
4.500%	10/01/20(a)	215	209,087
RCN Telecom Services LLC/RCN Capital Corp.,
Sr. Unsec’d. Notes, 144A
8.500%	08/15/20	200	202,000
Sirius XM Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
5.875%	10/01/20	125	127,500
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
5.750%	08/01/21	115	116,150
Starz LLC/Starz Finance Corp.,
Gtd. Notes
5.000%	09/15/19	455	465,237
Time Warner Cable, Inc.,
Gtd. Notes
4.000%	09/01/21(a)	759	704,924
4.500%	09/15/42	5,070	3,840,855
5.500%	09/01/41(a)	755	625,604
5.850%	05/01/17	157	171,240
5.875%	11/15/40	245	211,936
6.750%	07/01/18(a)	295	330,824
Time Warner, Inc.,
Gtd. Notes
4.900%	06/15/42(a)	500	474,645
5.375%	10/15/41	556	562,396
6.200%	03/15/40	320	352,531
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany),
Sr. Sec’d. Notes, 144A
5.500%	01/15/23	200	194,000
7.500%	03/15/19	150	163,125
Viacom, Inc.,
Sr. Unsec’d. Notes
2.500%	09/01/18	73	73,588
3.500%	04/01/17	208	219,860
4.250%	09/01/23	1,215	1,212,473
WideOpenWest Finance LLC/WideOpenWest Capital Corp.,
Gtd. Notes
10.250%	07/15/19	145	160,950

			17,270,191

Metals & Mining — 0.3%
Barrick Gold Corp. (Canada),
Sr. Unsec’d. Notes
3.850%	04/01/22	352	317,022

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Metals & Mining (continued)
4.100%	05/01/23	4,041	$3,652,624
Corp. Nacional del Cobre de Chile (Chile),
Sr. Unsec’d. Notes, 144A
3.875%	11/03/21	247	241,585
4.500%	08/13/23	800	796,524
5.625%	10/18/43	410	402,988
FMG Resources August 2006 Pty Ltd. (Australia),
Gtd. Notes, 144A
6.375%	02/01/16(a)	485	501,975
7.000%	11/01/15	413	428,488
Freeport-McMoRan Copper & Gold, Inc.,
Gtd. Notes
3.875%	03/15/23(a)	1,285	1,215,154
JMC Steel Group,
Sr. Notes, 144A
8.250%	03/15/18(a)	290	292,900
New Gold, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
6.250%	11/15/22	420	406,350
Severstal Columbus LLC,
Sr. Sec’d. Notes
10.250%	02/15/18	95	100,700

			8,356,310

Miscellaneous Manufacturing — 0.1%
Ingersoll-Rand Global Holding Co. Ltd.,
Gtd. Notes, 144A
2.875%	01/15/19	58	57,166
4.250%	06/15/23	405	395,568
5.750%	06/15/43	291	295,357
JB Poindexter & Co., Inc.,
Sr. Unsec’d. Notes, 144A
9.000%	04/01/22	295	314,913
LSB Industries, Inc.,
Sr. Sec’d. Notes, 144A
7.750%	08/01/19(a)	35	36,750
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.,
Sr. Sec’d. Notes, 144A
8.750%	02/01/19(a)	355	366,538
Tyco Electronics Group SA (Switzerland),
Gtd. Notes
2.375%	12/17/18	126	124,247

			1,590,539

Oil, Gas & Consumable Fuels — 1.0%
Antero Resources Finance Corp.,
Gtd. Notes
6.000%	12/01/20	360	378,000
7.250%	08/01/19	260	279,500
Gtd. Notes, 144A
5.375%	11/01/21(a)	95	95,950
Basic Energy Services, Inc.,
Gtd. Notes
7.750%	02/15/19	30	31,350
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
2.248%	11/01/16	880	910,678

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Chesapeake Energy Corp.,
Gtd. Notes
6.125%	02/15/21(a)	925	$992,063
6.875%	11/15/20	340	384,200
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc.,
Gtd. Notes
6.625%	11/15/19	265	277,587
CONSOL Energy, Inc.,
Gtd. Notes
8.000%	04/01/17(a)	30	31,613
8.250%	04/01/20	145	156,963
Denbury Resources, Inc.,
Gtd. Notes
4.625%	07/15/23	410	370,025
6.375%	08/15/21	300	319,500
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A
7.000%	08/15/21	685	691,850
EP Energy LLC/EP Energy Finance, Inc.,
Sr. UnSec’d. Notes
9.375%	05/01/20(a)	395	455,731
EP Energy LLC/Everest Acquisition Finance, Inc.,
Gtd. Notes
7.750%	09/01/22	405	453,600
Sr. Sec’d. Notes
6.875%	05/01/19	180	193,725
EPL Oil & Gas, Inc.,
Gtd. Notes
8.250%	02/15/18	135	145,125
Exterran Holdings, Inc.,
Gtd. Notes
7.250%	12/01/18	95	100,344
Exterran Partners LP/EXLP Finance Corp.,
Gtd. Notes, 144A
6.000%	04/01/21	180	178,650
Forbes Energy Services Ltd.,
Gtd. Notes
9.000%	06/15/19	200	196,000
Hornbeck Offshore Services, Inc.,
Gtd. Notes
5.000%	03/01/21	95	93,100
5.875%	04/01/20	50	51,625
Marathon Petroleum Corp.,
Sr. UnSec’d. Notes
5.125%	03/01/21	330	357,478
National Grid PLC (United Kingdom),
Sr. UnSec’d. Notes
6.300%	08/01/16	157	176,560
Northern Tier Energy LLC/Northern Tier Finance Corp.,
Sr. Sec’d. Notes
7.125%	11/15/20	200	209,000
Offshore Group Investment Ltd.,
Sr. Sec’d. Notes
7.125%	04/01/23(a)	75	76,500
7.500%	11/01/19(a)	260	282,750
Oil States International, Inc.,
Gtd. Notes
6.500%	06/01/19(a)	535	569,106

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Petrobras Global Finance BV (Brazil),
Gtd. Notes
4.375%	05/20/23(a)	6,637	$5,912,850
5.625%	05/20/43	555	453,053
Petrobras International Finance Co. (Brazil),
Gtd. Notes
3.875%	01/27/16	208	214,128
5.375%	01/27/21(a)	1,181	1,172,010
5.750%	01/20/20(a)	537	552,540
Petroleos Mexicanos (Mexico),
Gtd. Notes
3.500%	01/30/23(a)	1,510	1,383,538
4.875%	01/24/22	281	288,727
5.500%	01/21/21	322	346,150
5.500%	06/27/44	3,580	3,266,750
6.500%	06/02/41	1,584	1,655,280
Petroleum Geo-Services ASA (Norway),
Gtd. Notes, 144A
7.375%	12/15/18	300	319,500
Phillips 66,
Gtd. Notes
4.300%	04/01/22	316	321,124
5.875%	05/01/42	152	164,851
Precision Drilling Corp. (Canada),
Gtd. Notes
6.625%	11/15/20	200	213,500
Samson Investment Co.,
Gtd. Notes, 144A
10.500%	02/15/20(a)	930	1,013,700
Sempra Energy,
Sr. Unsec’d. Notes
2.300%	04/01/17	361	365,676
Transocean, Inc.,
Gtd. Notes
5.050%	12/15/16	136	150,235
Walter Energy, Inc.,
Gtd. Notes
8.500%	04/15/21	115	95,737
Sr. Sec’d. Notes, 144A
9.500%	10/15/19(a)	45	47,475
Western Refining, Inc.,
Gtd. Notes
6.250%	04/01/21(a)	270	272,025
Whiting Petroleum Corp.,
Gtd. Notes
5.000%	03/15/19	235	240,287

			26,907,709

Paper & Forest Products
Sappi Papier Holding GmbH (South Africa),
Sr. Sec’d. Notes, 144A
7.750%	07/15/17	200	219,000

Pharmaceuticals — 0.1%
AbbVie, Inc.,
Sr. Unsec’d. Notes
1.750%	11/06/17	447	446,234
Actavis, Inc.,
Sr. Unsec’d. Notes
1.875%	10/01/17	169	167,237

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Medco Health Solutions, Inc.,
Gtd. Notes
4.125%	09/15/20(a)	295	$305,455
Valeant Pharmaceuticals International,
Gtd. Notes, 144A
6.375%	10/15/20	125	131,719
6.875%	12/01/18	600	642,000
Sr. Unsec’d. Notes, 144A
6.750%	08/15/18(a)	215	236,231
Zoetis, Inc.,
Sr. Unsec’d. Notes
3.250%	02/01/23	766	716,724

			2,645,600

Pipelines — 0.4%
Access Midstream Partners LP/ACMP Finance Corp.,
Gtd. Notes
4.875%	05/15/23	235	226,775
5.875%	04/15/21	380	404,700
6.125%	07/15/22(a)	445	476,150
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
Gtd. Notes
7.750%	04/01/19	300	325,500
Gtd. Notes, 144A
6.125%	03/01/22	55	56,375
DCP Midstream LLC,
Sr. Unsec’d. Notes, 144A
4.750%	09/30/21	1,094	1,093,520
5.350%	03/15/20	2,325	2,429,988
DCP Midstream Operating LP,
Gtd. Notes
2.500%	12/01/17	194	193,165
3.875%	03/15/23	144	132,605
EL Paso Pipeline Partners Operating Co. LLC,
Gtd. Notes
4.100%	11/15/15	488	513,262
5.000%	10/01/21	129	135,103
Enbridge Energy Partners LP,
Sr. Unsec’d. Notes
4.200%	09/15/21	509	512,113
Gibson Energy, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
6.750%	07/15/21	175	185,063
Kinder Morgan, Inc.,
Sr. Sec’d. Notes, 144A
5.000%	02/15/21(a)	125	123,123
5.625%	11/15/23	175	169,441
Midcontinent Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A
5.450%	09/15/14	420	428,871
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.650%	06/01/22	1,000	982,492
SemGroup LP,
Gtd. Notes, 144A
7.500%	06/15/21	270	285,525
Southern Natural Gas Co./Southern Natural Issuing Corp.,
Sr. Unsec’d. Notes
4.400%	06/15/21	102	104,496

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Pipelines (continued)
Spectra Energy Capital LLC,
Gtd. Notes
3.300%	03/15/23	500	$442,808
5.650%	03/01/20	350	381,124
Spectra Energy Partners LP,
Sr. Unsec’d. Notes
2.950%	06/15/16	114	118,340
2.950%	09/25/18(a)	100	101,363
4.600%	06/15/21	75	77,747
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
5.250%	05/01/23	265	256,719
6.375%	08/01/22	154	162,855
Gtd. Notes, 144A
4.250%	11/15/23	100	89,500
Tesoro Logistics LP/Tesoro Logistics Finance Corp.,
Gtd. Notes
6.125%	10/15/21	45	46,350
Western Gas Partners LP,
Sr. Unsec’d. Notes
5.375%	06/01/21	377	403,880
Williams Partners LP,
Sr. Unsec’d. Notes
4.125%	11/15/20	50	51,259

			10,910,212

Real Estate
American Campus Communities Operating Partnership LP,
Gtd. Notes
3.750%	04/15/23	144	133,634
CBRE Services, Inc.,
Gtd. Notes
6.625%	10/15/20	335	358,450
Post Apartment Homes LP,
Sr. Unsec’d. Notes
3.375%	12/01/22	80	73,696
Regency Centers LP,
Gtd. Notes
5.250%	08/01/15	167	177,311

			743,091

Real Estate Investment Trusts (REITs) — 0.7%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
4.600%	04/01/22	94	94,587
AvalonBay Communities, Inc.,
Sr. Unsec’d. Notes
3.625%	10/01/20	255	257,779
AvalonBay Communities, Inc.,
Sr. Unsec’d. Notes, MTN
4.200%	12/15/23	621	616,711
BioMed Realty LP,
Gtd. Notes
3.850%	04/15/16	280	292,365
4.250%	07/15/22	155	148,815
6.125%	04/15/20(a)	540	591,982
Boston Properties LP,
Sr. Unsec’d. Notes
3.850%	02/01/23(a)	785	766,983

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
Brandywine Operating Partnership LP,
Gtd. Notes
3.950%	02/15/23	427	$400,263
4.950%	04/15/18	267	287,145
5.700%	05/01/17	264	290,484
7.500%	05/15/15	55	59,734
Camden Property Trust,
Sr. Unsec’d. Notes
2.950%	12/15/22	161	145,486
4.250%	01/15/24	517	511,240
CommonWealth REIT,
Sr. Unsec’d. Notes
5.750%	11/01/15	42	43,807
DDR Corp.,
Sr. Unsec’d. Notes
4.625%	07/15/22	253	258,054
4.750%	04/15/18	700	755,117
9.625%	03/15/16	142	166,482
Digital Realty Trust LP,
Gtd. Notes
4.500%	07/15/15(a)	100	104,017
5.250%	03/15/21(a)	134	136,760
Duke Realty LP,
Gtd. Notes
3.625%	04/15/23	249	229,819
3.875%	10/15/22	411	390,623
4.375%	06/15/22	198	196,245
Equity One, Inc.,
Gtd. Notes
3.750%	11/15/22	1,400	1,313,532
5.375%	10/15/15	39	41,875
ERP Operating LP,
Sr. Unsec’d. Notes
3.000%	04/15/23	1,000	913,141
4.625%	12/15/21	1,610	1,697,355
Geo Group, Inc. (The),
Gtd. Notes, 144A
5.875%	01/15/22	220	218,350
Health Care REIT, Inc.,
Sr. Unsec’d. Notes
2.250%	03/15/18	180	177,957
4.700%	09/15/17	76	82,612
Liberty Property LP,
Sr. Unsec’d. Notes
3.375%	06/15/23	1,022	930,153
4.125%	06/15/22	169	166,338
4.750%	10/01/20	2,168	2,278,421
Mack-Cali Realty LP,
Sr. Unsec’d. Notes
2.500%	12/15/17	311	307,691
3.150%	05/15/23	634	550,311
4.500%	04/18/22	908	892,194
Mid-America Apartments LP,
Sr. Unsec’d. Notes
4.300%	10/15/23	117	113,752
Omega Healthcare Investors, Inc.,
Gtd. Notes
6.750%	10/15/22	10	10,863
7.500%	02/15/20	45	49,050

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
PPF Funding, Inc.,
Notes, 144A
5.125%	06/01/15	40	$41,911
Retail Opportunity Investments Partnership LP,
Gtd. Notes
5.000%	12/15/23	114	113,502
Sabra Health Care LP/Sabra Capital Corp.,
Gtd. Notes
8.125%	11/01/18	277	299,160
Simon Property Group LP,
Sr. UnSec’d. Notes
2.800%	01/30/17	66	68,264
4.125%	12/01/21	1,000	1,034,497
Tanger Properties LP,
Sr. Unsec’d. Notes
3.875%	12/01/23	272	262,191
6.125%	06/01/20	335	383,943
Ventas Realty LP/Ventas Capital Corp.,
Gtd. Notes
2.000%	02/15/18	272	267,377
4.000%	04/30/19	168	176,532
Weingarten Realty Investors,
Sr. Unsec’d. Notes
3.375%	10/15/22	96	88,195

			19,223,665

Retail & Merchandising — 0.1%
Best Buy Co., Inc.,
Sr. Unsec’d. Notes
5.000%	08/01/18	580	607,550
Bon-Ton Department Stores, Inc. (The),
Sec’d. Notes
8.000%	06/15/21(a)	220	221,650
Building Materials Holding Corp.,
Sr. Sec’d. Notes, 144A
9.000%	09/15/18	630	678,825
Rite Aid Corp.,
Gtd. Notes
6.750%	06/15/21(a)	190	199,263
9.250%	03/15/20(a)	805	923,737
Sears Holdings Corp.,
Sec’d. Notes
6.625%	10/15/18	65	58,825
Walgreen Co.,
Sr. Unsec’d. Notes
1.800%	09/15/17	199	200,379

			2,890,229

Semiconductors
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A
3.750%	06/01/18(a)	300	302,250
5.750%	02/15/21(a)	575	600,875

			903,125

Software — 0.1%
Activision Blizzard, Inc.,
Gtd. Notes, 144A
5.625%	09/15/21	125	129,375

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Software (continued)
Audatex North America, Inc.,
Gtd. Notes, 144A
6.000%	06/15/21	220	$230,450
6.125%	11/01/23	20	20,600
BMC Software Finance, Inc.,
Sr. Unsec’d. Notes, 144A
8.125%	07/15/21	230	236,900
First Data Corp.,
Gtd. Notes
12.625%	01/15/21	195	228,881
Sec’d. Notes, 144A
8.250%	01/15/21(a)	90	95,737
Sr. Sec’d. Notes, 144A
6.750%	11/01/20(a)	240	249,600
7.375%	06/15/19	455	485,713
Nuance Communications, Inc.,
Gtd. Notes, 144A
5.375%	08/15/20(a)	260	254,150

			1,931,406

Telecommunications – 0.4%
Alcatel-Lucent USA, Inc. (France),
Gtd. Notes, 144A
4.625%	07/01/17	55	55,069
6.750%	11/15/20(a)	285	296,044
8.875%	01/01/20	320	356,800
Sr. Unsec’d. Notes
6.450%	03/15/29	325	287,625
6.500%	01/15/28	90	78,750
Altice Financing SA (Luxembourg),
Gtd. Notes, 144A
6.500%	01/15/22	200	202,000
Sr. Sec’d. Notes, 144A
7.875%	12/15/19	445	483,938
Altice Finco SA (Luxembourg),
Gtd. Notes, 144A
8.125%	01/15/24	200	207,500
9.875%	12/15/20	200	225,000
America Movil SAB de CV (Mexico),
Gtd. Notes
2.375%	09/08/16	200	205,834
AT&T, Inc.,
Sr. Unsec’d. Notes
5.350%	09/01/40	1,507	1,491,074
5.550%	08/15/41	2,934	2,977,599
6.300%	01/15/38	300	331,575
CenturyLink, Inc.,
Sr. Unsec’d. Notes
5.150%	06/15/17	37	39,683
6.000%	04/01/17	92	101,430
6.150%	09/15/19	203	214,165
Digicel Ltd. (Jamaica),
Sr. Unsec’d. Notes, 144A
6.000%	04/15/21	400	386,000
7.000%	02/15/20	400	404,000
8.250%	09/01/17	100	104,000
DigitalGlobe, Inc.,
Gtd. Notes, 144A
5.250%	02/01/21	577	562,575

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Telecommunications (continued)
Embarq Corp.,
Sr. Unsec’d. Notes
7.082%	06/01/16	303	$338,572
7.995%	06/01/36	125	126,555
Intelsat Luxembourg SA (Luxembourg),
Gtd. Notes, 144A
7.750%	06/01/21(a)	180	193,050
Level 3 Financing, Inc.,
Gtd. Notes, 144A
3.846%(c)	01/15/18	150	150,937
NeuStar, Inc.,
Gtd. Notes
4.500%	01/15/23	135	121,837
Sprint Capital Corp.,
Gtd. Notes
6.875%	11/15/28	60	56,550
8.750%	03/15/32	60	64,350
Sprint Communications, Inc.,
Gtd. Notes, 144A
9.000%	11/15/18	140	168,700
Telesat Canada/Telesat LLC (Canada),
Sr. Unsec’d. Notes, 144A
6.000%	05/15/17(a)	110	114,400
tw telecom holdings, Inc.,
Gtd. Notes
5.375%	10/01/22	150	147,375
UPCB Finance V Ltd. (Netherlands),
Sr. Sec’d. Notes, 144A
7.250%	11/15/21	280	303,800
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
5.375%	04/15/21	200	200,000
Wind Acquisition Finance SA (Italy),
Sec’d. Notes, 144A
11.750%	07/15/17	300	319,125
Wind Acquisition Holdings Finance SA (Italy),
Sr. Sec’d. Notes, 144A
12.250%	07/15/17(a)	420	442,313

			11,758,225

Tobacco — 0.3%
Altria Group, Inc.,
Gtd. Notes
2.850%	08/09/22	325	299,234
4.000%	01/31/24	362	353,824
4.250%	08/09/42(a)	527	449,752
4.500%	05/02/43	472	417,050
5.375%	01/31/44(a)	620	622,567
9.250%	08/06/19	181	238,433
9.700%	11/10/18	196	257,621
Reynolds American, Inc.,
Gtd. Notes
3.250%	11/01/22	940	866,413
4.750%	11/01/42	1,949	1,732,312
6.150%	09/15/43	229	247,286
6.750%	06/15/17	660	755,476
7.250%	06/15/37	610	714,293

			6,954,261

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Transportation
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc.,
Sr. Sec’d. Notes, 144A
8.125%	11/15/21	85	$86,700
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc.,
Gtd. Notes
8.125%	02/15/19	75	77,063
Sr. Sec’d. Notes, 144A
7.375%	01/15/22(a)	385	386,925
Navios South American Logistics, Inc./Navios Logistics Finance US, Inc.
(Uruguay),
Gtd. Notes
9.250%	04/15/19	15	16,181

			566,869

Wireless Telecommunication Services — 0.1%
T-Mobile USA, Inc.,
Gtd. Notes
6.464%	04/28/19	925	982,813
Gtd. Notes, 144A
5.250%	09/01/18(a)	360	378,900

			1,361,713

TOTAL CORPORATE BONDS
(cost $223,045,076)			222,160,701

FOREIGN GOVERNMENT BONDS — 0.1%
Banco Nacional de Desenvolvimento Economico e Social (Brazil),
Sr. UnSec’d. Notes, 144A
3.375%	09/26/16	580	585,800
5.750%	09/26/23	529	523,049
Brazilian Government International Bond (Brazil),
Sr. UnSec’d. Notes
4.250%	01/07/25	605	576,263
Mexico Government International Bond (Mexico),
Sr. UnSec’d. Notes
4.000%	10/02/23(a)	1,294	1,281,060
Sr. UnSec’d. Notes, MTN
4.750%	03/08/44(a)	412	371,315

TOTAL FOREIGN GOVERNMENT BONDS
(cost $3,448,602)			3,337,487

MUNICIPAL BONDS — 0.3%
California – 0.1%
State of California,
General Obligation Unlimited
7.300%	10/01/39	850	1,068,951
7.350%	11/01/39	95	121,108
7.500%	04/01/34	330	419,932
7.600%	11/01/40	2,025	2,673,425
7.625%	03/01/40	135	177,738

			4,461,154

Illinois – 0.2%
City of Chicago,
General Obligation Unlimited
7.781%	01/01/35	120	133,000

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

MUNICIPAL BONDS (continued)
Illinois (continued)
State of Illinois,
General Obligation Unlimited
1.840%	12/01/16		445	$441,747
3.600%	12/01/19		385	382,378
5.100%	06/01/33		2,320	2,161,776
5.665%	03/01/18		165	179,880
5.877%	03/01/19		380	413,596
6.630%	02/01/35		295	308,127
6.725%	04/01/35		450	474,169
7.350%	07/01/35		145	161,585

				4,656,258

TOTAL MUNICIPAL BONDS
(cost $9,417,985)				9,117,412

RESIDENTIAL MORTGAGE-BACKED SECURITY — 0.1%
Fannie Mae REMICS,
Series 2012-101, Class FB
(cost $1,298,575)
0.615%(c)	05/25/39		1,288	1,292,026

U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.1%
Federal Home Loan Mortgage Corp.
3.000%	11/01/42-07/01/43		2,036	1,930,868
3.500%	01/01/26-06/01/43		10,329	10,209,968
4.000%	06/01/24-04/01/42		3,276	3,397,713
4.500%	05/01/39-02/01/41		2,205	2,347,329
5.000%	11/01/35-08/01/40		1,613	1,761,917
5.500%	03/01/34-07/01/35		388	426,589
6.500%	09/01/39		312	346,715
Federal National Mortgage Assoc.
1.625%	11/27/18	(a)	10,800	10,709,906
2.500%	TBA		7,540	7,462,244
3.000%	09/01/42-04/01/43		2,370	2,252,183
3.000%	TBA		11,500	10,916,914
3.000%	TBA		2,000	2,041,016
3.500%	01/01/26-07/01/43		14,234	14,049,165
3.500%	TBA		2,640	2,760,759
3.500%	TBA		2,700	2,682,070
4.000%	12/01/25-06/01/43		6,699	6,970,363
4.000%	TBA		4,500	4,632,187
4.500%	12/01/23-11/01/41		6,474	6,879,396
4.500%	TBA		2,100	2,225,098
5.000%	07/01/35-07/01/37		2,009	2,202,700
5.000%	TBA		6,800	7,384,906
5.500%	01/01/23-11/01/34		2,170	2,388,495
5.500%	TBA		200	219,992
6.000%	02/01/34-07/01/41		2,931	3,266,158
6.500%	07/01/32-08/01/36		2,644	2,965,055
Government National Mortgage Assoc.
3.000%	08/20/42-09/20/42		1,747	1,691,469
3.000%	TBA		2,400	2,318,813
3.500%	TBA		2,240	2,257,588
3.500%	TBA		6,230	6,284,756
4.000%	09/15/25-10/15/41		2,685	2,811,498

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)
4.000%	TBA		7,300	$7,590,004
4.000%	TBA		400	415,641
4.500%	05/15/39-03/15/41		2,442	2,618,616
4.500%	TBA		1,000	1,069,141
5.000%	07/15/39-06/20/41		4,270	4,664,908
5.500%	06/15/35		603	670,546

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $146,413,771)				144,822,686

U.S. TREASURY OBLIGATIONS — 8.0%
U.S. Treasury Bonds
4.500%	02/15/36		4,960	5,518,774
U.S. Treasury Inflationary Indexed Bonds, TIPS
0.125%	04/15/16-01/15/23		10,146	10,310,026
0.375%	07/15/23		1,649	1,596,172
0.500%	04/15/15		854	940,621
0.625%	07/15/21		1,408	1,481,111
1.125%	01/15/21		1,287	1,444,260
1.250%	07/15/20		1,122	1,285,567
1.375%	07/15/18-01/15/20		1,287	1,500,639
1.625%	01/15/15-01/15/18		1,319	1,635,185
1.875%	07/15/15-07/15/19		1,273	1,581,609
2.000%	01/15/16		684	857,810
2.125%	01/15/19		522	634,149
2.375%	01/15/17		590	751,986
2.500%	07/15/16		681	864,149
2.625%	07/15/17		520	659,168
U.S. Treasury Notes
0.250%	01/15/15		13,160	13,170,791
0.250%	11/30/15	(a)	15,840	15,808,447
0.500%	06/15/16		19,489	19,469,199
0.625%	05/31/17-09/30/17		53,742	52,778,862
0.625%	12/15/16	(a)	19,670	19,590,100
0.750%	10/31/17-12/31/17		50,114	49,104,738
1.250%	11/30/18	(a)	3,740	3,659,942
2.000%	11/30/20	(a)	11,040	10,746,756
2.750%	11/15/23	(a)	6,450	6,309,912
3.750%	11/15/43		5,040	4,871,472

TOTAL U.S. TREASURY OBLIGATIONS (cost $227,930,427)				226,571,445

TOTAL LONG-TERM INVESTMENTS (cost $2,269,976,716)				2,516,811,100

SHORT-TERM INVESTMENTS — 21.7%
AFFILIATED MONEY MARKET MUTUAL FUND	Shares
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $611,784,678; includes $165,970,028 of cash collateral received for securities on loan)(b)(w)(Note 4)	611,784,678	611,784,678

			Value (Note 2)

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT – 110.8% (cost $2,881,761,394)			$3,128,595,778

Interest Rate	Maturity Date	Principal Amount (000)#

SECURITIES SOLD SHORT – (0.1)%
U.S. GOVERNMENT AGENCY OBLIGATIONS
Federal National Mortgage Assoc.
4.000%	TBA	1,900	(2,013,258)
Government National Mortgage Assoc.
5.000%	TBA	1,800	(1,950,398)

TOTAL SECURITIES SOLD SHORT (proceeds received $3,969,680)			(3,963,656)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT – 110.7% (cost $2,877,791,714)			3,124,632,122
Liabilities in excess of other assets(x) — (10.7)%			(301,761,459)

NET ASSETS — 100.0%			$2,822,870,663

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A are deemed to be liquid.
ADR	American Depositary Receipt
CVA	Certificate Van Anadelen (Bearer)
EAFE	Europe, Australia, Far East
ETF	Exchange Traded Fund
MICEX	Moscow Interbank Currency Exchange
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
PIK	Payment-in-Kind
PRFC	Preference Shares
REIT	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduits Securities
SDR	Special Drawing Rights
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
UTS	Unit Trust Security
*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $162,764,685; cash collateral of $165,970,028 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2013.
(p)	Interest rate not available as of December 31, 2013.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation(1)
Long Positions:
761	Mini MSCI EAFE Index	Mar. 2014	$69,814,140	$72,972,290	$3,158,150
2,063	S&P 500 E-Mini	Mar. 2014	182,666,150	189,909,465	7,243,315

					$10,401,465

(1)	Cash of $12,316,570 has been segregated to cover requirement for open futures contracts as of December 31, 2013.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,262,020,724	$539,775,359	$—
Exchange Traded Fund	41,938,557	—	—
Preferred Stocks	—	6,382,154	—
Asset-Backed Security	—	232,871	—
Bank Loans	—	3,963,392	—
Commercial Mortgage-Backed Securities	—	55,196,286	—
Corporate Bonds	—	221,755,086	405,615
Foreign Government Bonds	—	3,337,487	—
Municipal Bonds	—	9,117,412	—
Residential Mortgage-Backed Security	—	1,292,026	—
U.S. Government Agency Obligations	—	144,822,686	—
U.S. Treasury Obligations	—	226,571,445	—
Affiliated Money Market Mutual Fund	611,784,678	—	—
Short Sales – U. S. Government Agency Obligations	—	(3,963,656)	—
Other Financial Instruments*
Futures	10,401,465	—	—

Total	$1,926,145,424	$1,208,482,548	$405,615

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

Affiliated Money Market Mutual Fund (5.9% represents investments purchased with collateral from securities on loan)	21.7%
U.S. Treasury Obligations	8.0
Oil, Gas & Consumable Fuels	5.1
U.S. Government Agency Obligations	5.1
Commercial Banks	4.1
Diversified Financial Services	3.5
Pharmaceuticals	3.4
Insurance	2.8
Media	2.7
Software	2.4
Internet Software & Services	2.2
Capital Markets	2.1
Electric Utilities	2.1
Commercial Mortgage-Backed Securities	2.0
Biotechnology	1.8
Chemicals	1.8
Aerospace & Defense	1.8
Specialty Retail	1.6
Machinery	1.5
Food & Staples Retailing	1.5
Exchange Traded Funds	1.5
Metals & Mining	1.4
Wireless Telecommunication Services	1.4
Beverages	1.4
Computers & Peripherals	1.3
Household Products	1.3
Real Estate Investment Trusts (REITs)	1.2
Health Care Providers & Services	1.2
Tobacco	1.1
Industrial Conglomerates	1.0
Energy Equipment & Services	1.0
Automobiles	0.9
IT Services	0.9
Diversified Telecommunication Services	0.9
Banks	0.9
Real Estate Management & Development	0.9
Airlines	0.8
Auto Components	0.8
Life Sciences Tools & Services	0.7
Hotels, Restaurants & Leisure	0.7
Household Durables	0.7
Textiles, Apparel & Luxury Goods	0.6
Electrical Equipment	0.6

Semiconductors & Semiconductor Equipment	0.6%
Communications Equipment	0.6
Consumer Finance	0.6
Road & Rail	0.5
Health Care Equipment & Supplies	0.5
Food Products	0.5
Internet & Catalog Retail	0.5
Electronic Equipment, Instruments & Components	0.5
Trading Companies & Distributors	0.5
Air Freight & Logistics	0.4
Telecommunications	0.4
Pipelines	0.4
Personal Products	0.4
Municipal Bonds	0.3
Construction Materials	0.3
Multiline Retail	0.3
Building Products	0.3
Auto Manufacturers	0.2
Multi-Utilities	0.2
Professional Services	0.2
Thrifts & Mortgage Finance	0.2
Containers & Packaging	0.2
Commercial Services	0.1
Construction & Engineering	0.1
Gas Utilities	0.1
Leisure Equipment & Products	0.1
Healthcare Services	0.1
Foods	0.1
Foreign Government Bonds	0.1
Diversified Consumer Services	0.1
Retail & Merchandising	0.1
Independent Power Producers & Energy Traders	0.1
Office Electronics	0.1
Marine	0.1
Lodging	0.1
Commercial Services & Supplies	0.1
Miscellaneous Manufacturing	0.1
Residential Mortgage-Backed Securities	0.1
Building Materials	0.1
Home Builders	0.1
U.S. Government Agency Obligations	(0.1)

110.7
Liabilities in excess of other assets	(10.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange risk, interest risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from broker-variation margin	$10,401,465	*	—	$—

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Forward Currency Contracts(2)	Total
Interest rate contracts	$—	$(54,755)	$—	$(54,755)
Foreign exchange contracts	—	—	(4,986)	(4,986)
Equity contracts	212,354	33,320,753	—	33,533,107

Total	$212,354	$33,265,998	$(4,986)	$33,473,366

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(3)	Futures	Total
Equity contracts	$786	$7,843,669	$7,844,455

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2013, the Portfolio’s average value at trade date for futures long positions was $206,279,483.

The Portfolio invested in financial instruments and derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument and derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$162,764,685	$—	$—	$162,764,685
Exchange-traded and cleared derivatives	869,435	—	—	869,435

				163,634,120

Collateral Amount Pledged/(Received):
Securities on loan				(162,764,685)
Exchange-traded and cleared derivatives				—

Net Amount				$869,435

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $162,764,685:
Unaffiliated investments (cost $2,269,976,716)	$2,516,811,100
Affiliated investments (cost $611,784,678)	611,784,678
Foreign currency, at value (cost $56,397)	56,547
Deposit with broker	12,318,779
Receivable for investments sold	33,761,985
Dividends and interest receivable	5,650,272
Tax reclaim receivable	1,033,406
Due from broker-variation margin	869,435
Receivable for fund share sold	832,030
Prepaid expenses	19,254

Total Assets	3,183,137,486

LIABILITIES:
Payable to broker for collateral for securities on loan	165,970,028
Payable for investments purchased	97,162,254
Payable to custodian	91,430,623
Securities sold short, at value (proceeds received $3,969,680)	3,963,656
Advisory fees payable	929,497
Loan payable	504,000
Accrued expenses and other liabilities	258,611
Distribution fee payable	38,791
Foreign capital gains tax liability	8,293
Payable for fund share repurchased	605
Affiliated transfer agent fee payable	417
Foreign withheld taxes payable	48

Total Liabilities	360,266,823

NET ASSETS	$2,822,870,663

Net assets were comprised of:
Paid-in capital	$2,291,978,761
Retained earnings	530,891,902

Net assets, December 31, 2013	$2,822,870,663

Net asset value and redemption price per share, $2,822,870,663 / 224,290,797 outstanding shares of beneficial interest	$12.59

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Unaffiliated dividend income (net of $932,755 foreign withholding tax)	$28,391,216
Interest income	15,588,992
Affiliated dividend income	440,502
Affiliated income from securities lending, net	333,225

44,753,935

EXPENSES
Advisory fees	19,238,775
Dividends on securities sold short	3,797,861
Distribution fee (Note 4)	2,051,121
Broker fees and expenses on short sales	1,259,254
Custodian and accounting fees	958,000
Shareholder servicing fees and expenses (Note 4)	293,300
Audit fee	37,000
Trustees’ fees	30,000
Insurance expenses	22,000
Legal fees and expenses	15,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Shareholders’ reports	8,000
Commitment fee on syndicated credit agreement	5,000
Loan interest expense (Note 7)	2,050
Miscellaneous	81,001

Total expenses	27,807,362
Less: advisory fee waivers and/or expense reimbursement	(838,229)
Less: shareholder servicing fee waiver	(89,443)

Net expenses	26,879,690

NET INVESTMENT INCOME	17,874,245

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (net of foreign capital gains taxes $(21,711))	245,143,047
Futures transactions	33,265,998
Short sales transactions	(65,775,434)
Foreign currency transactions	(406,024)

212,227,587

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes $(55,326))	164,782,957
Futures	7,843,669
Short sales	5,567,917
Foreign currencies	44,551

178,239,094

NET GAIN ON INVESTMENTS	390,466,681

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$408,340,926

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2013	Year Ended December 31, 2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$17,874,245	$15,134,137
Net realized gain on investment and foreign currency transactions	212,227,587	52,528,471
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	178,239,094	88,233,144

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	408,340,926	155,895,752

DISTRIBUTIONS	—	(7,060,120)

FUND SHARE TRANSACTIONS:
Fund share sold [62,600,066 and 110,336,039 shares, respectively]	712,756,244	1,109,834,190
Fund share issued in reinvestment of distributions [0 and 730,105 shares, respectively]	—	7,060,120
Fund share repurchased [9,156,448 and 39,447,856 shares, respectively]	(102,616,570)	(389,550,666)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	610,139,674	727,343,644

TOTAL INCREASE IN NET ASSETS	1,018,480,600	876,179,276
NET ASSETS:
Beginning of year	1,804,390,063	928,210,787

End of year	$2,822,870,663	$1,804,390,063

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 85.3%
COMMON STOCKS — 71.1%	Shares	Value (Note 2)

Aerospace & Defense — 0.8%
BAE Systems PLC (United Kingdom)	1,119,286	$8,075,459
Huntington Ingalls Industries, Inc.	167,514	15,077,935
Lockheed Martin Corp.	70,000	10,406,200
Raytheon Co.	79,920	7,248,744

		40,808,338

Air Freight & Logistics — 0.7%
CEVA Holdings LLC*	79	74,575
FedEx Corp.	68,920	9,908,628
TNT Express NV (Netherlands)	2,011,145	18,706,631
United Parcel Service, Inc. (Class B Stock)	107,690	11,316,065

		40,005,899

Airlines — 1.2%
Deutsche Lufthansa AG (Germany)*	1,351,500	28,647,263
International Consolidated Airlines Group SA (United Kingdom)*	5,089,073	33,907,757

		62,555,020

Auto Components — 0.4%
Cie Generale des Etablissements Michelin (France)	197,113	20,973,049

Automobiles — 1.3%
Ford Motor Co.	364,010	5,616,674
General Motors Co.*	534,140	21,830,302
Mazda Motor Corp. (Japan)*	1,905,000	9,871,834
Nissan Motor Co. Ltd. (Japan)	1,967,200	16,485,151
Toyota Motor Corp. (Japan)	253,200	15,438,892

		69,242,853

Beverages — 0.9%
Coca-Cola Co. (The)	284,730	11,762,196
Coca-Cola Enterprises, Inc	261,601	11,544,452
Dr. Pepper Snapple Group, Inc.	196,439	9,570,508
PepsiCo, Inc.	136,070	11,285,646
Pernod-Ricard SA (France)	45,301	5,161,219

		49,324,021

Biotechnology — 0.4%
Amgen, Inc	211,880	24,188,221

Capital Markets — 1.0%
China Cinda Asset Management Co. Ltd. (China)*	812,208	506,956
Credit Suisse Group AG (Switzerland)*	671,699	20,730,901
Morgan Stanley	1,126,373	35,323,057

		56,560,914

Chemicals — 2.2%
Agrium, Inc. (Canada)	135,000	12,349,800
Akzo Nobel NV (Netherlands)	321,820	24,955,943
Dow Chemical Co. (The)	663,380	29,454,072
E.I. du Pont de Nemours & Co.	202,900	13,182,413
LyondellBasell Industries NV (Class A Stock)	450,000	36,126,000
Mosaic Co. (The)	114,460	5,410,524

		121,478,752

Commercial Banks — 5.3%
Barclays PLC (United Kingdom)	626,834	2,834,484
BNP Paribas SA (France)	342,793	26,740,458

COMMON STOCKS (continued)	Shares	Value (Note 2)

Commercial Banks (continued)
CIT Group, Inc.	209,786	$10,936,144
Columbia Banking System, Inc.	50,035	1,376,463
Commerzbank AG (Germany)*	712,330	11,499,468
Commonwealth Bank of Australia (Australia) .	2,500	174,192
Credit Agricole SA (France)*	1,657,284	21,244,691
DBS Group Holdings Ltd. (Singapore)	574,000	7,800,527
Guaranty Bancorp	48,080	675,524
HSBC Holdings PLC (United Kingdom), (QMTF)	693,543	7,611,085
HSBC Holdings PLC (United Kingdom), (XHKG)	1,441,760	15,717,084
ICICI Bank Ltd. (India), ADR	146,401	5,441,725
Intesa Sanpaolo SpA (Italy)	5,988,940	14,731,062
KB Financial Group, Inc. (South Korea)	611,010	24,696,961
PNC Financial Services Group, Inc. (The)	355,755	27,599,473
Royal Bank of Canada (Canada)	110,200	7,408,220
Societe Generale SA (France)	120,130	6,985,646
State Bank Financial Corp.	80,800	1,469,752
SunTrust Banks, Inc.	679,439	25,010,149
UniCredit SpA (Italy)	3,129,960	23,088,706
Wells Fargo & Co.	920,290	41,781,166

		284,822,980

Commercial Services & Supplies — 0.4%
Republic Services, Inc.	197,890	6,569,948
Serco Group PLC (United Kingdom)	497,000	4,108,472
Waste Management, Inc.	198,390	8,901,759

		19,580,179

Communications Equipment — 1.4%
Brocade Communications Systems, Inc.*	1,720,510	15,260,924
Cisco Systems, Inc	2,033,220	45,645,789
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	1,312,799	16,028,615

		76,935,328

Computers & Peripherals — 1.7%
Apple, Inc	97,300	54,596,003
Hewlett-Packard Co.	1,323,431	37,029,600

		91,625,603

Construction & Engineering — 0.2%
Carillion PLC (United Kingdom)	283,314	1,553,308
FLSmidth & Co. A/S (Denmark)(a)	157,330	8,603,827

		10,157,135

Construction Materials — 0.4%
CRH PLC (Ireland)	876,288	22,206,896

Containers & Packaging — 0.2%
MeadWestvaco Corp.	345,650	12,764,855

Diversified Financial Services — 3.2%
Citigroup, Inc.	856,050	44,608,765
Deutsche Boerse AG (Germany)	108,390	8,982,746
ING Groep NV (Netherlands), CVA*	2,430,707	33,953,546
JPMorgan Chase & Co	1,101,265	64,401,976
Lehman Brothers Holdings, Inc. (Claim Assignment)*	45,356,002	19,843,251

		171,790,284

Diversified Telecommunication Services — 1.5%
AT&T, Inc.	400,000	14,064,000

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Diversified Telecommunication Services (continued)
China Telecom Corp. Ltd. (China), ADR(a)	167,315	$8,461,120
Orange SA (France)	470,889	5,846,171
Singapore Telecommunications Ltd. (Singapore)	6,003,000	17,457,420
Telefonica SA (Spain)	1,080,547	17,667,838
Telstra Corp. Ltd. (Australia)	1,053,669	4,945,491
Vivendi SA (France)	413,446	10,905,675

		79,347,715

Electric Utilities — 2.1%
American Electric Power Co., Inc.	200,000	9,348,000
Duke Energy Corp.	263,980	18,217,260
Entergy Corp.	242,778	15,360,564
Exelon Corp.(a)	673,850	18,456,752
FirstEnergy Corp.	192,670	6,354,257
NextEra Energy, Inc.	198,900	17,029,818
Pinnacle West Capital Corp.	44,800	2,370,816
PPL Corp.	179,600	5,404,164
Southern Co. (The)	386,830	15,902,581
Xcel Energy, Inc.	286,360	8,000,898

		116,445,110

Electrical Equipment — 0.4%
Alstom SA (France)	483,967	17,648,672
Dongfang Electric Corp. Ltd. (China) (Class H Stock)	1,392,754	2,449,704
OSRAM Licht AG (Germany)*	13,635	769,067

		20,867,443

Electronic Equipment, Instruments & Components — 0.2%
TE Connectivity Ltd. (Switzerland)	148,803	8,200,533

Energy Equipment & Services — 2.4%
Baker Hughes, Inc.	962,030	53,161,777
Ensco PLC (Class A Stock)	106,534	6,091,614
Fugro NV (Netherlands), CVA	220,759	13,168,673
Halliburton Co.	320,702	16,275,627
Noble Corp. PLC	334,040	12,516,479
Schlumberger Ltd.	101,010	9,102,011
Transocean Ltd.(a)	425,700	21,038,094

		131,354,275

Food & Staples Retailing — 2.4%
CVS Caremark Corp.	578,140	41,377,480
Kroger Co. (The)	534,657	21,134,991
Metro AG (Germany)	123,390	5,981,952
Safeway, Inc.	213,400	6,950,438
Tesco PLC (United Kingdom)	6,695,004	37,179,801
Walgreen Co.	298,870	17,167,093

		129,791,755

Gas Utilities — 0.1%
AGL Resources, Inc.	64,268	3,035,378

Health Care Equipment & Supplies — 1.3%
Getinge AB (Sweden) (Class B Stock)	351,380	12,044,596
Medtronic, Inc.	879,290	50,462,453
Stryker Corp.	85,871	6,452,347

		68,959,396

Health Care Providers & Services — 0.8%
CIGNA Corp.	343,151	30,018,849
UnitedHealth Group, Inc.	17,343	1,305,928

COMMON STOCKS (continued)	Shares	Value (Note 2)

Health Care Providers & Services (continued)
WellPoint, Inc.	128,980	$11,916,462

		43,241,239

Independent Power Producers & Energy Traders — 0.2%
Dynegy, Inc.*(a)	2,357	50,723
NRG Energy, Inc.	433,833	12,459,684

		12,510,407

Industrial Conglomerates — 1.1%
General Electric Co.	977,000	27,385,310
Koninklijke Philips NV (Netherlands)	375,153	13,813,635
Siemens AG (Germany)	136,354	18,696,746

		59,895,691

Insurance — 3.9%
ACE Ltd.	234,971	24,326,548
Aegon NV (Netherlands)	1,299,211	12,312,057
Alleghany Corp.*	37,502	14,999,300
American International Group, Inc.	834,266	42,589,279
Aviva PLC (United Kingdom)	2,642,075	19,766,661
AXA SA (France)	624,712	17,396,810
MetLife, Inc.	393,320	21,207,814
Muenchener Rueckversicherungs AG (Germany)	65,786	14,510,473
Swiss Re AG (Switzerland)*	206,036	18,994,141
White Mountains Insurance Group Ltd.	26,300	15,861,004
Zurich Insurance Group AG (Switzerland)*	33,934	9,843,036

		211,807,123

Life Sciences Tools & Services — 0.1%
Lonza Group AG (Switzerland)*	67,501	6,414,835

Machinery — 1.1%
Caterpillar, Inc.	162,035	14,714,399
CNH Industrial NV (Netherlands)*	955,738	10,893,231
Deere & Co.	86,100	7,863,513
Federal Signal Corp.*	173,700	2,544,705
Navistar International Corp.*(a)	439,520	16,785,269
Stanley Black & Decker, Inc.	85,458	6,895,606

		59,696,723

Marine — 0.4%
AP Moller-Maersk A/S (Denmark) (Class B Stock)	2,017	21,827,881

Media — 3.1%
British Sky Broadcasting Group PLC (United Kingdom)	120,506	1,684,226
CBS Corp. (Class B Stock)	260,219	16,586,359
Comcast Corp. (Special Class A Stock)	476,710	23,778,294
Dex Media, Inc.*(a)	69,600	471,888
News Corp. (Class A Stock)*	265,862	4,790,833
Reed Elsevier PLC (United Kingdom)	1,626,530	24,257,572
Time Warner Cable, Inc.	256,291	34,727,431
Tribune Co. (Class A Stock)*	34,611	2,678,891
Tribune Co. (Class B Stock)*	21,221	1,695,558
Twenty-First Century Fox, Inc. (Class A Stock)	362,210	12,742,548
Twenty-First Century Fox, Inc. (Class B Stock)	880,589	30,468,379
Walt Disney Co. (The)	220,460	16,843,144

		170,725,123

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Metals & Mining — 2.6%
Anglo American PLC (United Kingdom)	426,730	$9,339,167
Anglogold Ashanti Ltd. (South Africa), ADR	35,977	421,650
Barrick Gold Corp. (Canada)	165,740	2,921,996
BHP Billiton PLC (United Kingdom)	640,208	19,865,702
Freeport-McMoRan Copper & Gold, Inc.	843,086	31,818,066
Goldcorp, Inc. (Canada)	321,320	6,963,004
MMC Norilsk Nickel OJSC (Russia), ADR	274,859	4,592,894
Newmont Mining Corp.	381,813	8,793,153
POSCO (South Korea)	68,819	21,413,890
Rio Tinto PLC (United Kingdom), ADR(a)	395,960	22,344,023
ThyssenKrupp AG (Germany)*	439,182	10,709,529

		139,183,074

Multiline Retail — 0.6%
Kohl’s Corp.	212,830	12,078,103
Target Corp.	281,330	17,799,749

		29,877,852

Multi-Utilities — 1.3%
Dominion Resources, Inc.	243,280	15,737,783
DTE Energy Co.	5,000	331,950
GDF Suez (France)	324,730	7,637,493
PG&E Corp.	448,783	18,076,979
Public Service Enterprise Group, Inc.	295,150	9,456,606
Sempra Energy	135,270	12,141,835
TECO Energy, Inc.(a)	305,800	5,271,992

		68,654,638

Office Electronics — 0.6%
Konica Minolta Holdings, Inc. (Japan)	1,115,000	11,142,523
Xerox Corp.	1,869,620	22,753,275

		33,895,798

Oil, Gas & Consumable Fuels — 8.5%
Anadarko Petroleum Corp.	17,500	1,388,100
Apache Corp.	295,082	25,359,347
BG Group PLC (United Kingdom)	604,458	13,007,011
BP PLC (United Kingdom)	3,339,066	27,060,308
BP PLC (United Kingdom), ADR	570,000	27,707,700
Canadian Oil Sands Ltd. (Canada)	512,600	9,641,561
Chesapeake Energy Corp.(a)	180,000	4,885,200
Chevron Corp.	251,100	31,364,901
China Shenhua Energy Co. Ltd. (China) (Class H Stock)	2,845,000	9,003,752
CONSOL Energy, Inc.	386,010	14,683,820
Eni SpA (Italy)	647,275	15,640,593
Exxon Mobil Corp.	208,110	21,060,732
Galp Energia, SGPS, SA (Portugal) (Class B Stock)	1,244,010	20,388,497
Halcon Resources Corp.*(a)	17,244	66,562
Lukoil OAO (Russia), ADR	70,371	4,441,818
Marathon Oil Corp.	694,713	24,523,369
Murphy Oil Corp.	164,926	10,700,399
Petroleo Brasileiro SA (Brazil), ADR	476,220	6,562,312
Petroleo Brasileiro SA (Brazil), Spon ADR(a)	1,252,015	18,392,100
Royal Dutch Shell PLC (Netherlands), ADR	509,891	36,339,932
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	715,191	25,534,400
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	320,108	12,074,593
SandRidge Energy, Inc.	18,400	1,828,500

COMMON STOCKS (continued)	Shares	Value (Note 2)

Oil, Gas & Consumable Fuels (continued)
Spectra Energy Corp.	333,140	$11,866,447
Talisman Energy, Inc. (Canada), (NYSE)	729,755	8,501,646
Talisman Energy, Inc. (Canada), (XTSE)	2,244,350	26,093,408
Total SA (France)	466,837	28,654,312
Total SA (France), ADR	253,315	15,520,610
Williams Cos., Inc. (The)	172,090	6,637,511
WPX Energy, Inc.*(a)	94,996	1,936,018

		460,865,459

Paper & Forest Products — 0.5%
Domtar Corp.	58,013	5,472,946
International Paper Co.	430,824	21,123,301

		26,596,247

Personal Products — 0.2%
Avon Products, Inc.	709,591	12,219,157

Pharmaceuticals — 6.7%
Eli Lilly & Co.	445,120	22,701,120
Forest Laboratories, Inc.*	285,640	17,146,969
GlaxoSmithKline PLC (United Kingdom)	852,019	22,763,919
Hospira, Inc.*(a)	163,660	6,755,885
Johnson & Johnson	202,860	18,579,947
Merck & Co., Inc.	1,791,259	89,652,513
Merck KGaA (Germany)	82,860	14,867,456
Pfizer, Inc.	1,446,760	44,314,259
Roche Holding AG (Switzerland)	205,916	57,682,483
Sanofi (France)	240,580	25,692,820
Sanofi (France), ADR	141,708	7,599,800
Teva Pharmaceutical Industries Ltd. (Israel), ADR	895,122	35,876,490

		363,633,661

Professional Services — 0.2%
Hays PLC (United Kingdom)	1,283	2,764
Randstad Holding NV (Netherlands)	186,552	12,105,991

		12,108,755

Real Estate Investment Trusts (REITs) — 0.1%
Alexander’s , Inc.	9,200	3,036,000
Westfield Retail Trust (Australia)	840,907	2,233,977

		5,269,977

Real Estate Management & Development — 0.1%
Brookfield Office Properties, lnc.	194,750	3,748,938
Forestar Group, Inc.*(a)	59,800	1,271,946

		5,020,884

Semiconductors & Semiconductor Equipment — 1.2%
Intel Corp.	917,400	23,815,704
Samsung Electronics Co. Ltd. (South Korea)	28,326	36,910,118
Texas Instruments, Inc.	148,710	6,529,856

		67,255,678

Software — 2.1%
Microsoft Corp.	2,203,199	82,465,739
Oracle Corp.	140,400	5,371,704
SAP AG (Germany)	80,441	6,976,003
Symantec Corp.	870,043	20,515,614

		115,329,060

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Specialty Retail — 0.5%
Kingfisher PLC (United Kingdom)	4,059,792	$25,918,008

Tobacco — 1.5%
Altria Group, Inc.	397,940	15,276,917
British American Tobacco PLC (United Kingdom)	486,156	26,094,122
Imperial Tobacco Group PLC (United Kingdom)	366,860	14,222,540
Lorillard, Inc.	328,190	16,632,669
Philip Morris International, Inc.	100,218	8,731,994

		80,958,242

Trading Companies & Distributors
Noble Group Ltd. (Hong Kong)	1,343,200	1,143,921

Wireless Telecommunication Services — 1.6%
Turkcell Iletisim Hizmetleri A/S (Turkey), ADR*	885,427	11,820,450
Vodafone Group PLC (United Kingdom)	18,783,270	73,953,729

		85,774,179

TOTAL COMMON STOCKS (cost $3,152,012,571)		3,852,845,544

PREFERRED STOCKS — 3.1%
Air Freight & Logistics
CEVA Holdings LLC, Series A2 (PRFC)	170	161,434

Capital Markets — 0.2%
Goldman Sachs Group, Inc. (The), 1.000%	145,000	5,493,296
Morgan Stanley, Series 2 (PRFC)	284,000	4,806,700

		10,299,996

Commercial Banks — 1.0%
Barclays Bank PLC (United Kingdom), 6.000%	215,000	13,508,880
Barclays Bank PLC (United Kingdom), 7.500%	155,000	2,441,715
Barclays Bank PLC (United Kingdom), 12.500%	300,000	2,221,500
Royal Bank of Canada (Canada), 7.000%	417,000	19,736,610
Wells Fargo & Co., Series L, CVT, 7.500%	8,000	8,840,000
Wells Fargo & Co., 7.000%	220,000	6,191,240

		52,939,945

Consumer Finance — 0.1%
Ally Financial, Inc., Series A, 8.500%(c)	9,875	265,144
Ally Financial, Inc., Series G, 7.000%	4,776	4,585,408

		4,850,552

Diversified Financial Services — 1.3%
Bank of America Corp., Series L, CVT, 7.250%	12,300	13,050,300
Bank of America Corp. (PRFC)	100,000	8,723,000
Bank of America Corp./Freeport-McMoRan Copper & Gold, Inc. (PRFC)	170,000	6,203,300
Bank of America Corp./Peabody Energy Corp (PRFC)	300,000	5,853,000
Citigroup, Inc., 6.000%	600,000	8,952,000
JPMorgan Chase & Co., CVT, 9.000%	297,000	11,259,270
JPMorgan Chase & Co. (Netherlands), 6.500%	1,265,000	16,925,700

		70,966,570

PREFERRED STOCKS (continued)	Shares	Value (Note 2)

Electric Utilities
NextEra Energy, Inc., CVT, 5.599%	5,000	$287,500
NextEra Energy, Inc., CVT, 5.889%	12,600	713,538

		1,001,038

Insurance
MetLife, Inc., CVT, 5.000%	74,075	2,336,326

Metals & Mining — 0.1%
Arcelormittal (Luxembourg), Series MTUS, CVT, 6.000%	120,000	3,120,000

Multi-Utilities — 0.1%
Dominion Resources, Inc., Series A, CVT, 6.125%	32,000	1,731,840
Dominion Resources, Inc., Series B, CVT, 6.000%	32,000	1,734,720

		3,466,560

Oil, Gas & Consumable Fuels — 0.2%
Chesapeake Energy Corp., CVT, 144A, 5.750%	5,000	5,806,250
Halcon Resources Corp., Series A, CVT, 5.750%	5,000	3,990,000
Sanchez Energy Corp., Series A, CVT, 144A, 4.875%	10,000	625,000

		10,421,250

Real Estate Investment Trusts (REITs)
FelCor Lodging Trust, Inc., Series A, CVT, 1.950%	52,675	1,277,369

Thrifts & Mortgage Finance — 0.1%
Federal Home Loan Mortgage Corporation, Series Z, 8.375%*(c)	204,025	1,830,104
Federal National Mortgage Association, CVT, 5.375%*	75	2,100,000
Federal National Mortgage Association, Series Q, 6.750%*	65,850	460,950
Federal National Mortgage Association, Series R, 7.625%*	105,350	828,051
Federal National Mortgage Association, Series S, 8.250%*(a)(c)	112,125	981,094

		6,200,199

TOTAL PREFERRED STOCKS (cost $159,793,979)		167,041,239

	Units
WARRANTS* — 0.1%
Independent Power Producers & Energy Traders
Dynegy, Inc., expiring 10/02/17	36,800	50,048

Media — 0.1%
Tribune Co., expiring 12/31/32	66,047	5,019,572

TOTAL WARRANTS (cost $3,060,030)		5,069,620

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) — 2.2%
Automobile Manufacturers
Navistar, Inc.,
Tranche Term Loan B
6.500%	08/15/17	276	$280,297

Electric — 0.4%
Fieldwood Energy LLC,
Second Lien Term Loan
6.500%	09/30/20	6,500	6,630,000
Texas Competitive Electric Holdings Co. LLC,
2017 Term Loan (Extending)
4.746%	10/10/17	24,500	16,920,435

			23,550,435

Foods — 0.1%
U.S. Foods, Inc.,
Term Loan
6.500%	03/31/19	4,975	5,007,835

Lodging — 0.1%
Caesars Entertainment Operating Co., Inc.,
Sr. Sec’d Tranche B-5 (First-Lien)
4.443%	01/28/18	1,074	1,010,679
Sr. Sec’d Tranche B-6 (First-Lien)
5.443%	01/28/18	5,122	4,881,906

			5,892,585

Media — 0.6%
Cengage Learning Acquisitions, Inc.,
Term Loan
2.700%	07/03/14	5,789	4,515,139
Clear Channel Communications, Inc.,
Tranche Term Loan B
3.854%	01/29/16	177	170,995
6.500%	01/29/16	130	125,963
7.664%	01/29/16	3,261	3,209,580
Tranche Term Loan D
6.500%	01/30/19	22,606	21,569,896
Tranche Term Loan E
6.500%	07/31/19	2,402	2,364,332

			31,955,905

Oil & Gas — 0.5%
Chesapeake Energy Corp.,
Sr. Unsec’d. Term Loan
6.500%	12/02/17	10,000	10,201,790
Drillships Financing Holding, Inc.,
Tranche Term Loan B
6.500%	07/15/16	7,481	7,587,237
Quicksilver Resources, Inc.,
Second Lien Term Loan
6.500%	06/21/19	10,000	9,875,000

			27,664,027

Pipelines
NGPL PipeCo LLC,
Term Loan
6.750%	09/15/17	250	232,681

Retail — 0.1%
JC Penney Corp., Inc.,
Term Loan
6.500%	05/22/18	6,202	6,059,047

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Semiconductors — 0.2%
Freescale Semiconductor, Inc.,
Tranche Term Loan B-4
6.500%	02/28/20	9,925	$10,024,250

Software — 0.1%
First Data Corp.,
2018 Dollar Term Loan
6.500%	03/24/18	5,000	5,001,875

Telecommunications — 0.1%
Avaya, Inc.,
Tranche Term Loan B-3
4.773%	10/26/17	6,145	5,987,680
Tranche Term Loan B-5
8.000%	03/31/18	1,499	1,515,741

			7,503,421

TOTAL BANK LOANS (cost $120,258,418)			123,172,358

CONVERTIBLE BOND — 0.2%
Automobile Manufacturers — 0.2%
Volkswagen International Finance NV (Germany),
Gtd. Notes, 144A (cost $9,566,204)
5.500%	11/09/15	7,500	12,763,104

CORPORATE BONDS — 8.6%
Advertising — 0.1%
Visant Corp.,
Gtd. Notes
10.000%	10/01/17	3,619	3,510,430

Aerospace — 0.1%
Bombardier, Inc. (Canada),
Sr. Notes, 144A
6.125%	01/15/23(a)	5,600	5,558,000

Air Freight & Couriers
CEVA Group PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
4.000%	05/01/18	325	284,375

Airlines — 0.2%
American Airlines, Inc.,
Sr. Sec’d. Notes, 144A(i)
7.500%	03/15/16	7,995	8,294,294

Automotive Parts — 0.1%
Goodyear Tire & Rubber Co. (The),
Gtd. Notes
6.500%	03/01/21	6,300	6,678,000

Building Materials — 0.2%
Cemex Finance LLC (Mexico),
Sr. Sec’d. Notes, 144A
9.375%	10/12/22	3,600	4,059,000
Cemex SAB de CV (Mexico),
Sr. Sec’d. Notes, 144A
5.875%	03/25/19(a)	2,000	2,005,000
9.000%	01/11/18	641	703,498
9.500%	06/15/18(a)	5,000	5,675,000

			12,442,498

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Chemicals — 0.1%
INEOS Group Holdings SA (Luxembourg),
Sec’d. Notes, 144A
7.875%	02/15/16		EUR 368	$509,802
Orion Engineered Carbons Finance & Co. SCA (Luxembourg),
Gtd. Notes, PIK, 144A
9.250%	08/01/19	(a)	2,400	2,508,000

				3,017,802

Coal — 0.4%
Alpha Natural Resources, Inc.,
Gtd. Notes
6.000%	06/01/19	(a)	10,000	8,625,000
6.250%	06/01/21		200	171,000
Arch Coal, Inc.,
Gtd. Notes
7.250%	06/15/21	(a)	5,400	4,131,000
Peabody Energy Corp.,
Gtd. Notes
6.250%	11/15/21	(a)	3,500	3,535,000
Walter Energy, Inc.,
Gtd. Notes
9.875%	12/15/20	(a)	5,000	4,325,000

				20,787,000

Commercial Services — 0.2%
Ahern Rentals, Inc.,
Sec’d. Notes, 144A
9.500%	06/15/18	(a)	5,000	5,412,500
Jaguar Holding Co. I,
Sr. Unsec’d. Notes, PIK, 144A
9.375%	10/15/17		3,000	3,172,500
Laureate Education, Inc.,
Gtd. Notes, 144A
9.250%	09/01/19		2,500	2,718,750

				11,303,750

Consumer Products — 0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
Sr. Sec’d. Notes
5.750%	10/15/20	(a)	5,500	5,610,000

Containers & Packaging — 0.1%
Crown Americas LLC/Crown Americas Capital Corp IV,
Gtd. Notes
4.500%	01/15/23	(a)	5,000	4,675,000

Distribution/Wholesale — 0.1%
HD Supply, Inc.,
Gtd. Notes
7.500%	07/15/20	(a)	5,000	5,387,500

Electric — 0.3%
Calpine Corp.,
Sr. Sec’d. Notes, 144A
6.000%	01/15/22	(a)	3,200	3,280,000
InterGen NV (Netherlands),
Sr. Sec’d. Notes, 144A
7.000%	06/30/23		5,000	5,175,000
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc.,
Gtd. Notes
10.250%	11/01/15		5,227	326,687
Sr. Sec’d. Notes, 144A

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Electric (continued)
11.500%	10/01/20		EUR 8,565	$6,295,275

				15,076,962

Electrical Equipment — 0.1%
Belden, Inc.,
Gtd. Notes, 144A
5.500%	09/01/22		5,000	4,900,000

Foods — 0.3%
JBS USA LLC/JBS USA Finance, Inc. (Brazil),
Gtd. Notes, 144A
7.250%	06/01/21	(a)	4,900	5,096,000
7.250%	06/01/21		700	729,750
8.250%	02/01/20		150	162,750
US Foods, Inc.,
Gtd. Notes
8.500%	06/30/19		7,500	8,212,500

				14,201,000

Gaming
MGM Resorts International,
Gtd. Notes
5.250%	03/31/20		2,000	1,985,000

Healthcare Products — 0.1%
Alere, Inc.,
Gtd. Notes
6.500%	06/15/20		3,300	3,374,250

Healthcare Services — 0.4%
HCA Holdings, Inc.,
Sr. Unsec’d. Notes
6.250%	02/15/21	(a)	7,300	7,637,625
HCA, Inc.,
Gtd. Notes
5.875%	05/01/23	(a)	5,000	4,937,500
Tenet Healthcare Corp.,
Sr. Unsec’d. Notes
6.750%	02/01/20	(a)	5,000	5,125,000
8.125%	04/01/22	(a)	4,100	4,417,750

				22,117,875

Investment Companies — 0.1%
Nuveen Investments, Inc.,
Sr. Unsec’d. Notes, 144A
9.125%	10/15/17	(a)	3,000	3,000,000
9.500%	10/15/20	(a)	1,050	1,052,625

				4,052,625

Lodging — 0.2%
Caesars Entertainment Operating Co., Inc.,
Sr. Sec’d. Notes
8.500%	02/15/20		5,200	5,005,000
9.000%	02/15/20	(a)	5,300	5,154,250
9.000%	02/15/20	(a)	2,000	1,945,000

				12,104,250

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Machinery
Navistar International Corp.,
Gtd. Notes
8.250%	11/01/21(a)	EUR 1,800	$1,863,000

Media — 1.0%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes
5.750%	01/15/24(a)	15,000	14,175,000
Clear Channel Communications, Inc.,
Sr. Sec’d. Notes
9.000%	12/15/19(a)	16,522	16,852,440
9.000%	03/01/21(a)	6,500	6,565,000
DISH DBS Corp.,
Gtd. Notes
5.000%	03/15/23(a)	7,300	6,807,250
5.875%	07/15/22(a)	6,800	6,800,000
Tribune Co./Class C1 Litigation Trust,
Notes(i)
5.896%(s)	12/31/49(g)	98	—
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	05/15/23(a)	5,000	4,993,750

			56,193,440

Metals & Mining — 0.1%
AngloGold Ashanti Holdings PLC (South Africa),
Gtd. Notes
8.500%	07/30/20(a)	2,000	2,065,200
HudBay Minerals, Inc. (Canada),
Gtd. Notes
9.500%	10/01/20(a)	3,000	3,082,500

			5,147,700

Oil & Gas — 0.9%
Antero Resources Finance Corp.,
Gtd. Notes, 144A
5.375%	11/01/21(a)	1,900	1,919,000
Bill Barrett Corp.,
Gtd. Notes
7.000%	10/15/22(a)	5,200	5,395,000
Diamondback Energy, Inc.,
Gtd. Notes, 144A
7.625%	10/01/21	10,000	10,550,000
Gibson Energy, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
6.750%	07/15/21	4,000	4,230,000
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
7.000%	03/31/24(a)	10,000	10,125,000
Midstates Petroleum Co., Inc. /Midstates Petroleum Co. LLC,
Gtd. Notes
10.750%	10/01/20	1,500	1,631,250
Offshore Group Investment Ltd.,
Sr. Sec’d. Notes
7.125%	04/01/23(a)	4,600	4,692,000
Penn Virginia Corp.,
Gtd. Notes
8.500%	05/01/20(a)	3,400	3,655,000
PetroQuest Energy, Inc.,
Gtd. Notes

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Oil & Gas (continued)
10.000%	09/01/17		EUR 4,800	$4,980,000

				47,177,250

Oil & Gas Services — 0.1%
Hercules Offshore, Inc.,
Gtd. Notes, 144A
8.750%	07/15/21		4,800	5,352,000

Oil, Gas & Consumable Fuels — 0.5%
Chesapeake Energy Corp.,
Gtd. Notes
5.375%	06/15/21(a)		5,000	5,175,000
5.750%	03/15/23(a)		7,000	7,210,000
Halcon Resources Corp.,
Gtd. Notes
9.750%	07/15/20(a)		6,500	6,776,250
Gtd. Notes, 144A
9.250%	02/15/22	(a)	2,900	2,950,750
Sanchez Energy Corp.,
Gtd. Notes, 144A
7.750%	06/15/21		7,500	7,668,750

				29,780,750

Pharmaceuticals — 0.1%
Valeant Pharmaceuticals International, Inc.,
Gtd. Notes, 144A
5.625%	12/01/21		2,100	2,110,500
Sr. Unsec’d. Notes, 144A
7.500%	07/15/21		3,900	4,280,250

				6,390,750

Pipelines — 0.6%
Access Midstream Partners LP/ACMP Finance Corp.,
Gtd. Notes
4.875%	05/15/23		5,000	4,825,000
Kinder Morgan, Inc.,
Sr. Sec’d. Notes, 144A
5.000%	02/15/21(a)		1,600	1,575,978
5.625%	11/15/23		6,600	6,390,364
NGPL PipeCo LLC,
Sr. Sec’d. Notes, 144A
7.119%	12/15/17		2,831	2,562,055
9.625%	06/01/19		4,200	4,105,500
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes, 144A
5.625%	02/01/21(a)		7,500	7,331,250
6.250%	03/15/22(a)		7,500	7,443,750

				34,233,897

Semiconductors — 0.2%
Freescale Semiconductor, Inc.,
Gtd. Notes
8.050%	02/01/20	(a)	4,036	4,338,700
Sr. Sec’d. Notes, 144A
5.000%	05/15/21	(a)	5,000	4,862,500

				9,201,200

Software — 0.5%
BMC Software Finance, Inc.,
Sr. Unsec’d. Notes, 144A
8.125%	07/15/21		3,800	3,914,000

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Software (continued)
First Data Corp.,
Gtd. Notes
12.625%	01/15/21(a)	EUR	6,100	$7,159,875
Gtd. Notes, 144A
10.625%	06/15/21(a)		5,000	5,418,750
Sec’d. Notes, 144A
8.250%	01/15/21(a)		11,050	11,754,438

				28,247,063

Storage/Warehousing — 0.2%
Algeco Scotsman Global Finance PLC (United Kingdom),
Gtd. Notes, 144A
10.750%	10/15/19(a)		5,000	5,275,000
Sr. Sec’d. Notes, 144A
8.500%	10/15/18(a)		4,900	5,304,250

				10,579,250

Telecommunications — 0.9%
Avaya, Inc.,
Sec’d. Notes, 144A
10.500%	03/01/21		5,760	5,500,800
Sr. Sec’d. Notes, 144A
7.000%	04/01/19		4,075	3,993,500
CenturyLink, Inc.,
Sr. Unsec’d. Notes
6.750%	12/01/23		1,200	1,215,000
CommScope Holding Co., Inc.,
Sr. Unsec’d. Notes, PIK, 144A
6.625%	06/01/20		4,500	4,680,000
NII Capital Corp.,
Gtd. Notes
7.625%	04/01/21(a)		6,500	2,665,000
Sprint Corp.,
Gtd. Notes, 144A
7.125%	06/15/24		5,500	5,582,500
7.875%	09/15/23		9,100	9,782,500
Sprint Nextel Corp.,
Sr. Unsec’d. Notes
7.000%	08/15/20(a)		1,500	1,623,750
T-Mobile USA, Inc.,
Gtd. Notes
6.633%	04/28/21		5,000	5,262,500
6.731%	04/28/22		5,000	5,212,500
Wind Acquisition Finance SA (Italy),
Sec’d. Notes, 144A
11.750%	07/15/17		3,149	3,349,749

				48,867,799

Tobacco — 0.2%
Alliance One International, Inc.,
Sec’d. Notes
9.875%	07/15/21		10,000	9,375,000

Wireless Telecommunication Services — 0.1%
MetroPCS Wireless, Inc.,
Gtd. Notes, 144A
6.625%	04/01/23(a)		7,500	7,743,750

TOTAL CORPORATE BONDS (cost $455,659,717)				465,513,460

		Value (Note 2)

TOTAL LONG-TERM INVESTMENTS (cost $3,900,350,919)		$4,626,405,325

SHORT-TERM INVESTMENTS — 22.6%
AFFILIATED MONEY MARKET MUTUAL FUND — 11.8%	Shares
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $641,909,726; includes $448,817,651 of cash collateral for securities on loan)(b)(w) (Note 4)	641,909,726	641,909,726

Interest Rate	Maturity Date		Principal Amount (000)#

U.S. TREASURY OBLIGATIONS(n) — 1.6%
Federal Home Loan Bank (cost $85,000,000)
Zero	01/02/14		EUR	85,000	85,000,000

U.S. TREASURY OBLIGATIONS(n) — 9.2%
U.S. Treasury Bills
0.001%	02/06/14			10,000	9,999,804
0.005%	01/02/14-01/23/14	(a)		135,000	134,997,907
0.010%	01/23/14			88,700	88,698,453
0.017%	03/20/14			15,000	14,998,080
0.031%	01/30/14			10,000	9,999,843
0.038%	02/20/14			10,000	9,999,594
0.045%	03/06/14			5,000	4,999,540
0.058%	01/09/14			2,000	1,999,987
0.065%	01/02/14			1,100	1,100,000
0.066%	02/27/14			15,000	14,999,245
0.068%	03/13/14			15,000	14,998,830
0.070%	01/02/14-04/17/14			22,400	22,398,201
0.071%	02/13/14			20,000	19,999,530
0.072%	06/26/14			12,000	11,995,188
0.075%	04/24/14			15,000	14,997,195
0.076%	05/01/14	(k)		12,000	11,997,912
0.080%	02/20/14-05/08/14			25,000	24,997,380
0.081%	04/24/14			10,000	9,998,130
0.086%	04/24/14			3,000	2,999,439
0.093%	06/12/14			15,000	14,996,475
0.095%	05/22/14			20,000	19,995,340
0.096%	05/15/14			20,000	19,996,120
0.100%	05/29/14			15,000	14,996,475

TOTAL U.S. TREASURY OBLIGATIONS (cost $496,139,350)					496,158,668

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

	Notional Amount (000)#		Value (Note 2)

OPTION PURCHASED
Put Options
Verizon Communications, Inc., expiring 02/22/14, Strike Price $70.00 (cost $954,461)	EUR	1,295	$828,800

TOTAL SHORT-TERM INVESTMENTS (cost $1,224,003,537)			1,223,897,194

TOTAL INVESTMENTS — 107.9% (cost $5,124,354,456)			5,850,302,519
Liabilities in excess of other assets(x) — (7.9)%			(429,315,853)

NET ASSETS — 100.0%			$5,420,986,666

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
CDX	Credit Derivative Index
CVA	Certificate Van Aandelen (Bearer)
CVT	Convertible Security
FTSE	Financial Times Stock Exchange
NYSE	New York Stock Exchange
STOXX	Stock index of Eurozone
TOPIX	Tokyo Stock Price Index
PIK	Payment-in-Kind

PRFC	Preference Shares
QMTF	Multilateral Trading Facility
XHKG	Hong Kong Stock Exchange
XTSE	Toronto Stock Exchange
EUR	Euro
GBP	British Pound
KRW	South Korean Won
*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $439,303,257; cash collateral of $448,817,651 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2013.
(g)	Indicates a security that has been deemed illiquid.
(i)	Represents issuer in default on interest payments. Non-income producing security.
(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(n)	Rate shown reflects yield to maturity at purchase date.
(s)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.
(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Long Positions:
830	Euro STOXX 50	Mar. 2014	$33,695,832	$35,488,238	$1,792,406
358	FTSE 100 Index	Mar. 2014	38,311,833	39,704,991	1,393,158
4,932	S&P 500 E-Mini	Mar. 2014	438,964,980	454,015,260	15,050,280
175	TOPIX Index	Mar. 2014	20,698,889	21,644,431	945,542

					19,181,386

Short Positions:
114	British Pound Currency	Mar. 2014	11,688,108	11,797,575	(109,467)
128	Euro Currency	Mar. 2014	21,966,280	22,060,800	(94,520)

					(203,987)

					$18,977,399

Forward foreign currency exchange contracts outstanding at December 31, 2013:

				Value at		Unrealized
		Notional		Settlement Date	Current	Appreciation
Purchase Contracts	Counterparty	Amount (000)		Payable	Value	(Depreciation)
British Pound,
Expiring 02/19/14	Bank of America	GBP	3,191	$5,130,197	$5,281,685	$151,488
Expiring 02/19/14	Bank of America	GBP	628	1,011,079	1,039,626	28,547
Expiring 02/19/14	Bank of America	GBP	399	652,205	660,155	7,950
Expiring 02/19/14	Bank of America	GBP	348	561,456	576,190	14,734
Expiring 02/19/14	Bank of America	GBP	347	554,802	574,035	19,233

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
British Pound (continued),
Expiring 02/19/14	Bank of America	GBP	331	$534,837	$548,275	$13,438
Expiring 02/19/14	Bank of America	GBP	146	236,187	241,733	5,546
Expiring 02/19/14	Barclays Capital Group	GBP	4,106	6,563,873	6,797,012	233,139
Expiring 02/19/14	Barclays Capital Group	GBP	398	644,845	659,251	14,406
Expiring 02/19/14	Barclays Capital Group	GBP	240	385,568	396,458	10,890
Expiring 02/19/14	Barclays Capital Group	GBP	191	312,585	316,874	4,289
Expiring 02/19/14	Barclays Capital Group	GBP	115	186,746	189,459	2,713
Expiring 02/19/14	Credit Suisse First Boston Corp.	GBP	2,840	4,562,080	4,701,294	139,214
Expiring 02/19/14	Hong Kong & Shanghai Bank	GBP	229	373,401	378,918	5,517
Expiring 02/19/14	State Street Bank	GBP	222	357,331	367,281	9,950
Expiring 05/21/14	Bank of America	GBP	1,874	3,064,178	3,099,929	35,751
Expiring 05/21/14	Bank of America	GBP	370	604,950	612,046	7,096
Euro,
Expiring 01/17/14	Bank of America	EUR	1,815	2,425,523	2,496,153	70,630
Expiring 01/17/14	Bank of America	EUR	649	873,325	892,873	19,548
Expiring 01/17/14	Barclays Capital Group	EUR	144	196,327	197,515	1,188
Expiring 01/17/14	Credit Suisse First Boston Corp.	EUR	948	1,265,531	1,304,024	38,493
Expiring 01/17/14	Hong Kong & Shanghai Bank	EUR	119	163,349	163,228	(121)
Expiring 01/17/14	Hong Kong & Shanghai Bank	EUR	50	67,622	68,682	1,060
Expiring 01/17/14	State Street Bank	EUR	73	100,147	100,167	20
Expiring 01/17/14	State Street Bank	EUR	59	81,650	81,613	(37)
Expiring 04/16/14	Bank of America	EUR	2,625	3,533,180	3,611,481	78,301
Expiring 04/16/14	Bank of America	EUR	209	287,887	287,773	(114)
Expiring 04/16/14	Barclays Capital Group	EUR	480	660,047	660,568	521
Expiring 04/16/14	Hong Kong & Shanghai Bank	EUR	189	260,193	260,091	(102)
South Korean Won,
Expiring 02/12/14	Bank of America	KRW	314,135	294,548	296,800	2,252
Expiring 02/12/14	Bank of America	KRW	187,801	175,465	177,436	1,971
Expiring 02/12/14	Credit Suisse First Boston Corp.	KRW	84,587	78,061	79,919	1,858
Expiring 02/12/14	Hong Kong & Shanghai Bank	KRW	829,152	776,796	783,395	6,599
Expiring 02/12/14	Hong Kong & Shanghai Bank	KRW	560,300	519,470	529,380	9,910
Expiring 02/12/14	Hong Kong & Shanghai Bank	KRW	396,630	375,170	374,742	(428)
Expiring 02/12/14	Hong Kong & Shanghai Bank	KRW	214,231	197,448	202,409	4,961
Expiring 02/12/14	Hong Kong & Shanghai Bank	KRW	49,192	45,866	46,477	611

				$38,113,925	$39,054,947	$941,022

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
British Pound,
Expiring 01/21/14	Bank of America	GBP	856	$1,375,098	$1,417,540	$(42,442)
Expiring 01/21/14	Bank of America	GBP	278	442,812	459,646	(16,834)
Expiring 01/21/14	Bank of America	GBP	276	442,427	456,312	(13,885)
Expiring 01/21/14	Credit Suisse First Boston Corp.	GBP	446	720,418	738,604	(18,186)
Expiring 01/21/14	Credit Suisse First Boston Corp.	GBP	438	696,869	724,319	(27,450)
Expiring 01/21/14	Credit Suisse First Boston Corp.	GBP	103	165,941	170,827	(4,886)
Expiring 01/21/14	Deutsche Bank	GBP	13,253	20,151,971	21,943,077	(1,791,106)
Expiring 01/24/14	Barclays Capital Group	GBP	143	229,474	237,031	(7,557)
Expiring 02/19/14	Bank of America	GBP	19,620	30,485,223	32,478,300	(1,993,077)
Expiring 02/19/14	Bank of America	GBP	333	544,410	550,490	(6,080)
Expiring 02/19/14	Bank of America	GBP	276	456,347	457,434	(1,087)
Expiring 02/19/14	Bank of America	GBP	253	405,531	418,679	(13,148)
Expiring 02/19/14	Bank of America	GBP	199	317,289	329,154	(11,865)
Expiring 02/19/14	Bank of America	GBP	107	171,761	176,686	(4,925)
Expiring 02/19/14	Bank of America	GBP	98	153,824	162,369	(8,545)
Expiring 02/19/14	Bank of America	GBP	55	87,890	91,550	(3,660)
Expiring 02/19/14	Barclays Capital Group	GBP	9,756	15,166,661	16,149,918	(983,257)

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
British Pound (continued),
Expiring 02/19/14	Barclays Capital Group	GBP	535	$864,623	$885,454	$(20,831)
Expiring 02/19/14	Barclays Capital Group	GBP	461	744,151	763,067	(18,916)
Expiring 02/19/14	Credit Suisse First Boston Corp.	GBP	1,626	2,601,429	2,691,816	(90,387)
Expiring 02/19/14	Credit Suisse First Boston Corp.	GBP	1,346	2,125,351	2,227,616	(102,265)
Expiring 02/19/14	Credit Suisse First Boston Corp.	GBP	1,206	1,951,868	1,995,512	(43,644)
Expiring 02/19/14	Credit Suisse First Boston Corp.	GBP	844	1,349,441	1,396,247	(46,806)
Expiring 02/19/14	Credit Suisse First Boston Corp.	GBP	333	533,943	551,712	(17,769)
Expiring 02/19/14	Credit Suisse First Boston Corp.	GBP	199	317,208	329,153	(11,945)
Expiring 02/19/14	Credit Suisse First Boston Corp.	GBP	163	260,757	269,225	(8,468)
Expiring 02/19/14	Credit Suisse First Boston Corp.	GBP	143	229,830	236,927	(7,097)
Expiring 02/19/14	Credit Suisse First Boston Corp.	GBP	120	186,639	197,979	(11,340)
Expiring 02/19/14	Credit Suisse First Boston Corp.	GBP	98	154,030	162,369	(8,339)
Expiring 02/19/14	Hong Kong & Shanghai Bank	GBP	286	459,112	473,856	(14,744)
Expiring 02/19/14	Hong Kong & Shanghai Bank	GBP	276	455,903	457,433	(1,530)
Expiring 02/19/14	Hong Kong & Shanghai Bank	GBP	227	353,972	375,565	(21,593)
Expiring 02/19/14	Hong Kong & Shanghai Bank	GBP	126	195,451	208,449	(12,998)
Expiring 02/19/14	Hong Kong & Shanghai Bank	GBP	119	191,012	197,168	(6,156)
Expiring 02/19/14	Hong Kong & Shanghai Bank	GBP	112	174,927	185,804	(10,877)
Expiring 04/22/14	Bank of America	GBP	10,476	16,907,400	17,332,514	(425,114)
Expiring 05/21/14	Barclays Capital Group	GBP	14,442	23,216,442	23,889,839	(673,397)
Expiring 05/21/14	Hong Kong & Shanghai Bank	GBP	10,196	16,395,271	16,866,097	(470,826)
Euro,
Expiring 01/17/14	Bank of America	EUR	570	769,580	784,143	(14,563)
Expiring 01/17/14	Bank of America	EUR	384	524,221	527,773	(3,552)
Expiring 01/17/14	Bank of America	EUR	358	470,692	491,920	(21,228)
Expiring 01/17/14	Bank of America	EUR	323	444,725	444,482	243
Expiring 01/17/14	Bank of America	EUR	97	132,144	134,024	(1,880)
Expiring 01/17/14	Credit Suisse First Boston Corp.	EUR	702	924,329	965,585	(41,256)
Expiring 01/17/14	Credit Suisse First Boston Corp.	EUR	363	490,327	499,041	(8,714)
Expiring 01/17/14	Credit Suisse First Boston Corp.	EUR	225	305,174	309,240	(4,066)
Expiring 01/17/14	Credit Suisse First Boston Corp.	EUR	201	271,421	276,111	(4,690)
Expiring 01/17/14	Credit Suisse First Boston Corp.	EUR	199	268,604	273,953	(5,349)
Expiring 01/17/14	Credit Suisse First Boston Corp.	EUR	97	131,344	133,522	(2,178)
Expiring 01/17/14	Hong Kong & Shanghai Bank	EUR	384	524,605	527,773	(3,168)
Expiring 01/17/14	Hong Kong & Shanghai Bank	EUR	214	289,291	293,851	(4,560)
Expiring 01/17/14	Hong Kong & Shanghai Bank	EUR	97	132,095	134,024	(1,929)
Expiring 01/17/14	Hong Kong & Shanghai Bank	EUR	97	131,837	133,620	(1,783)
Expiring 01/17/14	Hong Kong & Shanghai Bank	EUR	97	131,249	133,522	(2,273)
Expiring 01/17/14	Hong Kong & Shanghai Bank	EUR	75	101,884	103,082	(1,198)
Expiring 01/17/14	Hong Kong & Shanghai Bank	EUR	38	51,445	51,762	(317)
Expiring 01/17/14	State Street Bank	EUR	120	163,926	164,855	(929)
Expiring 04/16/14	Bank of America	EUR	18,292	24,861,365	25,164,571	(303,206)
Expiring 04/16/14	Barclays Capital Group	EUR	20,131	27,371,503	27,693,506	(322,003)
Expiring 04/16/14	Credit Suisse First Boston Corp.	EUR	224	305,153	307,403	(2,250)
Expiring 04/16/14	Credit Suisse First Boston Corp.	EUR	169	232,891	233,114	(223)
Expiring 04/16/14	Hong Kong & Shanghai Bank	EUR	170	233,095	233,114	(19)
Expiring 04/16/14	Hong Kong & Shanghai Bank	EUR	166	226,143	228,563	(2,420)
Expiring 04/16/14	Hong Kong & Shanghai Bank	EUR	67	91,238	91,688	(450)
Expiring 04/16/14	State Street Bank	EUR	90	122,793	123,531	(738)
Expiring 04/16/14	State Street Bank	EUR	67	91,306	91,688	(382)
Expiring 05/15/14	Bank of America	EUR	252	346,919	346,158	761
Expiring 05/15/14	Bank of America	EUR	130	178,222	178,846	(624)
Expiring 05/15/14	Bank of America	EUR	130	179,529	178,203	1,326
Expiring 05/15/14	Bank of America	EUR	105	143,823	144,527	(704)
Expiring 05/15/14	Bank of America	EUR	76	104,203	104,905	(702)
Expiring 05/15/14	Barclays Capital Group	EUR	260	356,182	357,694	(1,512)
Expiring 05/15/14	Barclays Capital Group	EUR	126	173,363	173,078	285
Expiring 05/15/14	Hong Kong & Shanghai Bank	EUR	130	178,157	178,847	(690)

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Euro (continued),
Expiring 05/15/14	Hong Kong & Shanghai Bank	EUR	130	$179,508	$178,203	$1,305
Expiring 05/15/14	Hong Kong & Shanghai Bank	EUR	126	173,657	173,080	577
Expiring 05/15/14	Hong Kong & Shanghai Bank	EUR	80	109,369	109,896	(527)
Expiring 05/15/14	State Street Bank	EUR	130	178,160	178,847	(687)
Expiring 11/07/14	Credit Suisse First Boston Corp.	EUR	622	841,588	855,955	(14,367)
South Korean Won,
Expiring 02/12/14	Bank of America	KRW	1,784,001	1,592,375	1,685,551	(93,176)
Expiring 02/12/14	Bank of America	KRW	1,258,839	1,115,349	1,189,370	(74,021)
Expiring 02/12/14	Bank of America	KRW	595,343	530,703	562,489	(31,786)
Expiring 02/12/14	Bank of America	KRW	400,141	356,377	378,058	(21,681)
Expiring 02/12/14	Bank of America	KRW	398,611	354,164	376,614	(22,450)
Expiring 02/12/14	Credit Suisse First Boston Corp.	KRW	4,457,157	3,980,937	4,211,188	(230,251)
Expiring 02/12/14	Credit Suisse First Boston Corp.	KRW	755,986	670,052	714,267	(44,215)
Expiring 02/12/14	Credit Suisse First Boston Corp.	KRW	597,937	531,499	564,939	(33,440)
Expiring 02/12/14	Credit Suisse First Boston Corp.	KRW	454,928	421,035	429,823	(8,788)
Expiring 02/12/14	Credit Suisse First Boston Corp.	KRW	446,507	398,027	421,866	(23,839)
Expiring 02/12/14	Credit Suisse First Boston Corp.	KRW	352,741	314,807	333,275	(18,468)
Expiring 02/12/14	Credit Suisse First Boston Corp.	KRW	325,469	297,775	307,507	(9,732)
Expiring 02/12/14	Credit Suisse First Boston Corp.	KRW	322,961	298,900	305,139	(6,239)
Expiring 02/12/14	Credit Suisse First Boston Corp.	KRW	320,511	299,823	302,823	(3,000)
Expiring 02/12/14	Credit Suisse First Boston Corp.	KRW	314,598	278,837	297,237	(18,400)
Expiring 02/12/14	Credit Suisse First Boston Corp.	KRW	314,598	278,837	297,237	(18,400)
Expiring 02/12/14	Credit Suisse First Boston Corp.	KRW	182,267	169,740	172,208	(2,468)
Expiring 02/12/14	Credit Suisse First Boston Corp.	KRW	176,449	157,403	166,711	(9,308)
Expiring 02/12/14	Credit Suisse First Boston Corp.	KRW	162,088	151,803	153,143	(1,340)
Expiring 02/12/14	Credit Suisse First Boston Corp.	KRW	153,114	136,344	144,665	(8,321)
Expiring 02/12/14	Credit Suisse First Boston Corp.	KRW	125,220	114,200	118,310	(4,110)
Expiring 02/12/14	Deutsche Bank	KRW	2,857,504	2,551,981	2,699,813	(147,832)
Expiring 02/12/14	Deutsche Bank	KRW	1,194,735	1,058,271	1,128,804	(70,533)
Expiring 02/12/14	Deutsche Bank	KRW	1,012,325	902,250	956,459	(54,209)
Expiring 02/12/14	Deutsche Bank	KRW	730,046	646,974	689,758	(42,784)
Expiring 02/12/14	Deutsche Bank	KRW	724,072	643,619	684,113	(40,494)
Expiring 02/12/14	Hong Kong & Shanghai Bank	KRW	746,577	661,419	705,377	(43,958)
Expiring 02/12/14	Hong Kong & Shanghai Bank	KRW	584,502	517,579	552,246	(34,667)
Expiring 02/12/14	Hong Kong & Shanghai Bank	KRW	548,553	488,965	518,281	(29,316)
Expiring 02/12/14	Hong Kong & Shanghai Bank	KRW	412,843	365,267	390,060	(24,793)
Expiring 02/12/14	Hong Kong & Shanghai Bank	KRW	388,875	345,514	367,416	(21,902)
Expiring 02/12/14	Hong Kong & Shanghai Bank	KRW	305,758	279,998	288,885	(8,887)
Expiring 02/12/14	Hong Kong & Shanghai Bank	KRW	303,432	277,563	286,687	(9,124)
Expiring 02/12/14	Hong Kong & Shanghai Bank	KRW	288,576	268,493	272,651	(4,158)
Expiring 02/12/14	Hong Kong & Shanghai Bank	KRW	182,471	169,740	172,401	(2,661)
Expiring 02/12/14	Hong Kong & Shanghai Bank	KRW	159,647	149,482	150,837	(1,355)
Expiring 02/12/14	Hong Kong & Shanghai Bank	KRW	155,117	142,114	146,557	(4,443)
Expiring 02/12/14	Hong Kong & Shanghai Bank	KRW	154,742	141,252	146,202	(4,950)

				$226,679,234	$235,652,405	$(8,973,171)

Credit default swap agreements outstanding at December 31, 2013:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(2)	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation
Exchange-traded credit default swaps on credit indices – Sell Protection(1):
CDX.NA.HY.21	12/20/18	5.000%	60,000	$3,975,000	$5,206,912	$1,231,912
CDX.NA.IG.21	12/20/18	1.000%	20,000	275,453	359,813	84,360

				$4,250,453	$5,566,725	$1,316,272

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio entered into credit default swap agreements on credit indices as the protection seller to take an active short position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$2,500,350,856	$1,352,420,113	$74,575
Preferred Stocks	54,563,594	—	112,477,645
Warrants	5,069,620	—	—
Bank Loans	—	123,172,358	—
Convertible Bond	—	12,763,104	—
Corporate Bonds	—	465,513,460	—
Affiliated Money Market Mutual Fund	641,909,726	—	—
U.S. Government Agency Obligation	—	85,000,000	—
U.S. Treasury Obligations	—	496,158,668	—
Options Purchased	828,800	—	—
Other Financial Instruments*
Futures	18,977,399	—	—
Forward Foreign Currency Contracts	—	(8,032,149)	—
Credit Default Swaps	1,316,272	—	—

Total	$3,223,016,267	$2,526,995,554	$112,552,220

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks	Preferred Stocks
Balance as of 12/31/2012	$—	$—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)**	(26,160)	831,147
Purchases	100,735	103,016,098
Sales	—	—
Accrued discount/premium	—	—
Transfers into Level 3	—	8,630,400

Balance as of 12/31/2013	$74,575	$112,477,645

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

**	Of which, $804,987 was included in Net Assets relating to securities held at the reporting period end.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of the period. At the reporting period end, there was one preferred stock transferred into Level 3 as a result of using a single broker quote.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board of Trustees, which contain unobservable inputs. Such methodologies include using prices provided by a single broker/dealer and the cost of the investment.

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

Affiliated Money Market Mutual Fund (8.3% represents investments purchased with collateral from securities on loan)	11.8%
Oil, Gas & Consumable Fuels	9.2
U.S. Treasury Obligations	9.2
Pharmaceuticals	6.8
Commercial Banks	6.3
Media	4.8
Diversified Financial Services	4.5
Insurance	3.9
Metals & Mining	2.8
Software	2.7
Energy Equipment & Services	2.4
Food & Staples Retailing	2.4
Chemicals	2.3
Electric Utilities	2.1
Wireless Telecommunication Services	1.7
Computers & Peripherals	1.7
Tobacco	1.7
U.S. Government Agency Obligation	1.6
Diversified Telecommunication Services	1.5
Communications Equipment	1.4
Oil & Gas	1.4
Multi-Utilities	1.4
Airlines	1.4
Automobiles	1.3
Health Care Equipment & Supplies	1.3
Semiconductors & Semiconductor Equipment	1.2
Capital Markets	1.2
Machinery	1.1
Industrial Conglomerates	1.1
Telecommunications	1.0
Beverages	0.9
Health Care Providers & Services	0.8
Aerospace & Defense	0.8
Air Freight & Logistics	0.7
Electric	0.7
Pipelines	0.6
Office Electronics	0.6
Multiline Retail	0.6

Paper & Forest Products	0.5%
Specialty Retail	0.5
Electrical Equipment	0.5
Biotechnology	0.4
Construction Materials	0.4
Healthcare Services	0.4
Marine	0.4
Auto Components	0.4
Coal	0.4
Commercial Services & Supplies	0.4
Semiconductors	0.4
Foods	0.4
Lodging	0.3
Containers & Packaging	0.3
Automobile Manufacturers	0.2
Independent Power Producers & Energy Traders	0.2
Building Materials	0.2
Personal Products	0.2
Professional Services	0.2
Commercial Services	0.2
Storage/Warehousing	0.2
Construction & Engineering	0.2
Electronic Equipment, Instruments & Components	0.2
Automotive Parts	0.1
Real Estate Investment Trusts (REITs)	0.1
Life Sciences Tools & Services	0.1
Thrifts & Mortgage Finance	0.1
Retail	0.1
Consumer Products	0.1
Aerospace	0.1
Distribution/Wholesale	0.1
Oil & Gas Services	0.1
Real Estate Management & Development	0.1
Consumer Finance	0.1
Investment Companies	0.1
Advertising	0.1
Healthcare Products	0.1
Gas Utilities	0.1

107.9
Liabilities in excess of other assets	(7.9)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risks associated with these derivative instruments are credit risk, equity risk and foreign exchange risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Foreign exchange contracts	—	$—		Due from broker-variation margin	$203,987	*
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	946,321		Unrealized depreciation on foreign currency forward contracts	8,978,470
Credit contracts	Due from broker-variation margin	1,316,272	*	—	—
Equity contracts	Unaffiliated investments	5,898,420		—	—
Equity contracts	Due from broker-variation margin	19,181,386	*	—	—

Total		$27,342,399			$9,182,457

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Warrants(1)	Purchased Options(1)	Futures	Written Options	Swaps	Forward Currency Contracts(2)	Total
Foreign exchange contracts	$—	$—	$—	$(1,454,623)	$—	$—	$(1,152,281)	$(2,606,904)
Credit contracts	—	—	—	—	—	363,300	—	363,300
Equity contracts	202,967	433,146	307,321	21,189,100	11,917	—	—	22,144,451

Total	$202,967	$433,146	$307,321	$19,734,477	$11,917	$363,300	$(1,152,281)	$19,900,847

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(3)	Purchased Options(3)	Futures	Swaps	Forward Currency Contracts(4)	Total
Foreign exchange contracts	$—	$—	$(203,987)	$—	$(5,963,141)	$(6,167,128)
Credit contracts	—	—	—	1,316,272	—	1,316,272
Equity contracts	1,916,350	(125,661)	18,879,574	—	—	20,670,263

Total	$1,916,350	$(125,661)	$18,675,587	$1,316,272	$(5,963,141)	$15,819,407

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2013, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options(1)	Futures Contracts - Long Positions(2)	Futures Contracts - Short Positions(2)	Forward Foreign Currency Exchange Purchase Contracts(3)	Forward Foreign Currency Exchange Sale Contracts(4)	Credit Default Swap Agreements - Sell Protection(5)
$190,892	$166,215,945	$12,987,421	$18,858,823	$204,094,817	$16,000,000

(1)	Cost.

(2)	Value at Trade Date.

(3)	Value at Settlement Date Payable.

(4)	Value at Settlement Date Receivable.

(5)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in financial instruments and derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument and derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$439,303,257	$—	$—	$439,303,257
Exchange-traded and cleared derivatives	3,545,093	(828,800)	—	2,716,293
Over-the-counter derivatives*	946,321	—	—	946,321

				442,965,871

Liabilities:
Over-the-counter derivatives*	(8,978,470)	—	—	(8,978,470)

				(8,978,470)

Collateral Amount Pledged/(Received):
Securities on loan				(439,303,257)
Exchange-traded and cleared derivatives				—
Over-the-counter derivatives				—

Net Amount				$(5,315,856)

*	Over-the-counter derivatives may consist of forward foreign currency exchange contracts, options contracts and swap agreements. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation) by counterparty, see the Schedule of Investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $439,303,257:
Unaffiliated investments (cost $4,482,444,730)	$5,208,392,793
Affiliated investments (cost $641,909,726)	641,909,726
Foreign currency, at value (cost $11,370,082)	11,229,417
Deposit with broker	3,169,818
Dividends and interest receivable	15,830,444
Due from broker-variation margin	2,716,293
Tax reclaim receivable	2,372,463
Unrealized appreciation on foreign currency forward contracts	946,321
Receivable for investments sold	498,052
Prepaid expenses	39,691

Total Assets	5,887,105,018

LIABILITIES:
Payable to broker for collateral for securities on loan	448,817,651
Unrealized depreciation on foreign currency forward contracts	8,978,470
Due to broker	5,025,470
Advisory fees payable	2,115,825
Payable to custodian	499,370
Accrued expenses and other liabilities	272,257
Payable for fund share repurchased	201,295
Payable for investments purchased	133,194
Distribution fee payable	74,403
Affiliated transfer agent fee payable	417

Total Liabilities	466,118,352

NET ASSETS	$5,420,986,666

Net assets were comprised of:
Paid-in capital	$4,343,029,641
Retained earnings	1,077,957,025

Net assets, December 31, 2013	$5,420,986,666

Net asset value and redemption price per share, $5,420,986,666 / 400,810,331 outstanding shares of beneficial interest	$13.53

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Unaffiliated dividend income (net of $3,648,904 foreign withholding tax)	$100,926,563
Interest income	44,164,811
Affiliated income from securities lending, net	791,792
Affiliated dividend income	454,407

146,337,573

EXPENSES
Advisory fees	43,805,791
Distribution fee (Note 4)	4,159,103
Custodian and accounting fees	687,000
Shareholder servicing fees and expenses (Note 4)	628,021
Audit fee	52,000
Trustees’ fees	49,000
Insurance expenses	29,000
Legal fees and expenses	15,000
Shareholders’ reports	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Commitment fee on syndicated credit agreement	7,000
Miscellaneous	31,823

Total expenses	49,481,738
Less: shareholder servicing fee waiver	(223,332)

Net expenses	49,258,406

NET INVESTMENT INCOME	97,079,167

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	203,281,082
Futures transactions	19,734,477
Options written transactions	11,917
Swap agreements transactions	363,300
Foreign currency transactions	(1,350,882)

222,039,894

Net change in unrealized appreciation (depreciation) on:
Investments	690,252,129
Futures	18,675,587
Swap agreements	1,316,272
Foreign currencies	(5,987,458)

704,256,530

NET GAIN ON INVESTMENTS	926,296,424

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,023,375,591

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2013	April 30, 2012* through December 31, 2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$97,079,167	$13,934,875
Net realized gain on investment and foreign currency transactions	222,039,894	6,692,104
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	704,256,530	33,954,455

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,023,375,591	54,581,434

FUND SHARE TRANSACTIONS:
Fund share sold [82,492,455 and 390,136,637 shares, respectively]	983,746,476	4,170,389,092
Fund share repurchased [35,338,831 and 36,479,930 shares, respectively]	(431,201,581)	(379,904,346)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	552,544,895	3,790,484,746

TOTAL INCREASE IN NET ASSETS	1,575,920,486	3,845,066,180
NET ASSETS:
Beginning of period	3,845,066,180	—

End of period	$5,420,986,666	$3,845,066,180

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 70.4%
COMMON STOCKS — 31.5%	Shares	Value (Note 2)

Aerospace & Defense — 0.5%
Alliant Techsystems, Inc.(a)	1,318	$160,374
Aselsan Elektronik Sanayi Ve Ticaret A/S (Turkey)	14,065	56,567
AviChina Industry & Technology Co. Ltd. (China) (Class H Stock)	148,000	86,334
BAE Systems PLC (United Kingdom)	83,799	604,596
Boeing Co. (The)	7,167	978,224
CAE, Inc. (Canada)	8,800	111,921
Chemring Group PLC (United Kingdom)	13,256	49,317
Cobham PLC (United Kingdom)	15,348	69,867
Cubic Corp.	1,189	62,613
Curtiss-Wright Corp.	2,194	136,533
DigitalGlobe, Inc.*(a)	1,428	58,762
Ducommun, Inc.*	819	24,414
Elbit Systems Ltd. (Israel)	1,999	120,734
Embraer SA (Brazil), ADR	10,175	327,431
European Aeronautic Defence and Space Co. NV (France)	13,876	1,065,268
Exelis, Inc.	9,396	179,088
Finmeccanica SpA (Italy)*	50,496	383,293
General Dynamics Corp.	7,185	686,527
Honeywell International, Inc.	10,698	977,476
Huntington Ingalls Industries, Inc.	1,690	152,117
L-3 Communications Holdings, Inc.	3,590	383,627
Lockheed Martin Corp.	299	44,449
MacDonald Dettwiler & Associates Ltd. (Canada)	6,100	472,610
MTU Aero Engines AG (Germany)	2,014	197,919
Northrop Grumman Corp.	5,513	631,845
Orbital Sciences Corp.*	744	17,335
Precision Castparts Corp.	2,522	679,175
QinetiQ Group PLC (United Kingdom)	18,006	64,768
Raytheon Co.	7,918	718,163
Rockwell Collins, Inc.	2,075	153,384
Rolls-Royce Holdings PLC (United Kingdom)*	27,181	574,919
Saab AB (Sweden) (Class B Stock)	4,100	109,985
Safran SA (France)	6,095	423,778
Teledyne Technologies, Inc.*	703	64,578
Thales SA (France)	5,016	323,250
TransDigm Group, Inc.	799	128,655
Triumph Group, Inc.	1,723	131,069
United Technologies Corp.	13,762	1,566,116
Zodiac Aerospace (France)	1,460	258,728

		13,235,809

Air Freight & Logistics — 0.2%
Bollore SA (France)	277	162,665
bpost SA (Belgium)	57,329	1,122,923
C.H. Robinson Worldwide, Inc.	2,614	152,501
Deutsche Post AG (Germany)	30,728	1,122,345
Expeditors International of Washington, Inc.	2,285	101,111
FedEx Corp.	7,426	1,067,636
Globaltrans Investment PLC (Cyprus), GDR	21,047	333,595
Hub Group, Inc. (Class A Stock)*	1,140	45,463
Hyundai Glovis Co. Ltd. (South Korea)	444	97,307
Kerry Logistics Network Ltd. (Hong Kong)*	19,500	27,712
Oesterreichische Post AG (Austria)	2,527	121,250
Pos Malaysia Bhd (Malaysia)	78,600	131,592

COMMON STOCKS (continued)	Shares	Value (Note 2)

Air Freight & Logistics (continued)
Sinotrans Ltd. (China) (Class H Stock)	147,000	$55,629
TNT Express NV (Netherlands)	14,586	135,671
Toll Holdings Ltd. (Australia)	19,114	97,216
United Parcel Service, Inc. (Class B Stock)	4,885	513,316
Yamato Holdings Co. Ltd. (Japan)	11,700	236,613

		5,524,545

Airlines — 0.1%
Alaska Air Group, Inc.	1,987	145,786
ANA Holdings, Inc. (Japan)(a)	42,000	83,911
Cathay Pacific Airways Ltd. (Hong Kong)	57,000	120,775
China Eastern Airlines Corp. Ltd. (China) (Class H Stock)*	160,000	60,402
China Southern Airlines Co. Ltd. (China) (Class H Stock)	222,000	86,682
Deutsche Lufthansa AG (Germany)*	25,038	530,722
easyJet PLC (United Kingdom)	5,243	133,629
Japan Airlines Co. Ltd. (Japan)	2,800	138,128
Latam Airlines Group SA (Chile)	17,596	276,422
Norwegian Air Shuttle A/S (Norway)*	1,726	53,801
Republic Airways Holdings, Inc.*	2,995	32,017
SAS AB (Sweden)*	7,793	19,953
Singapore Airlines Ltd. (Singapore)	19,000	156,935
SkyWest, Inc.	3,224	47,812
Southwest Airlines Co.	25,721	484,584
Spirit Airlines, Inc.*	1,665	75,608
Thai Airways International PCL (Thailand)	121,100	50,858
Turk Hava Yollari (Turkey)	89,212	267,466
Westjet Airlines Ltd. (Canada) (Class VV Stock)	22,600	594,015

		3,359,506

Auto Components — 0.3%
ARB Corp. Ltd. (Australia)	3,887	40,725
Bridgestone Corp. (Japan)	25,300	958,539
Brisa Bridgestone Sabanci Sanayi ve Ticaret A/S (Turkey)	18,613	42,285
Chaowei Power Holdings Ltd. (China)	114,000	60,129
Cheng Shin Rubber Industry Co. Ltd. (Taiwan)	33,350	87,366
Delphi Automotive PLC (United Kingdom)	6,051	363,847
Denso Corp. (Japan)	14,600	771,299
Exedy Corp. (Japan)	2,400	70,306
FCC Co. Ltd. (Japan)	2,200	43,867
Gajah Tunggal Tbk PT (Indonesia)	196,000	27,125
Hankook Tire Co. Ltd. (South Korea)	1,575	90,753
Hyundai Mobis (South Korea)*	2,665	741,947
Hyundai Wia Corp. (South Korea)*	652	117,665
Kenda Rubber Industrial Co. Ltd. (Taiwan)	1,000	2,231
Leoni AG (Germany)	8,479	635,260
Linamar Corp. (Canada)	10,400	432,644
Mahle-Metal Leve SA Industria e Comercio (Brazil)	200	2,323
Mando Corp. (South Korea)	664	78,805
Minth Group Ltd. (China)	72,000	149,825
NGK Spark Plug Co. Ltd. (Japan)	6,000	142,204
Nifco, Inc. (Japan)	3,000	79,574
Nokian Renkaat OYJ (Finland)	25,391	1,217,615
Piolax, Inc. (Japan)	1,700	67,046
Pirelli & C. SpA (Italy)	14,083	243,639

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Auto Components (continued)
SL Corp. (South Korea)	810	$12,577
Somboon Advance Technology PCL (Thailand)	82,700	36,241
Sumitomo Rubber Industries Ltd. (Japan)	10,400	148,041
Sungwoo Hitech Co. Ltd. (South Korea)	3,606	52,752
Tianneng Power International Ltd. (Hong Kong)	178,000	65,552
Tokai Rubber Industries Ltd. (Japan)	4,100	40,120
Toyo Tire & Rubber Co. Ltd. (Japan)	10,000	57,092
Toyota Industries Corp. (Japan)	9,000	406,841
Unipres Corp. (Japan)	3,700	69,388
Xinchen China Power Holdings Ltd. (China)*	8,000	5,383
Yokohama Rubber Co. Ltd. (The) (Japan)	11,000	108,169

		7,469,175

Automobiles — 0.6%
Astra International Tbk PT (Indonesia)	1,328,000	743,752
Bayerische Motoren Werke AG (Germany)	17,339	2,036,173
Chongqing Changan Automobile Co. Ltd. (China) (Class B Stock)	43,600	86,027
Daihatsu Motor Co. Ltd. (Japan)	11,300	191,679
Ford Otomotiv Sanayi A/S (Turkey)	2,063	21,816
Guangzhou Automobile Group Co. Ltd. (China) (Class H Stock)	518,000	568,482
Honda Motor Co. Ltd. (Japan)	73,600	3,037,997
Hyundai Motor Co. (South Korea)	5,186	1,164,084
Kia Motors Corp. (South Korea)	10,811	575,703
Mitsubishi Motors Corp. (Japan)*	49,200	529,308
Nissan Motor Co. Ltd. (Japan)	122,200	1,024,037
Piaggio & C SpA (Italy)	24,974	82,869
Suzuki Motor Corp. (Japan)	22,300	600,910
Toyota Motor Corp. (Japan)	92,000	5,609,708
UMW Holdings Bhd (Malaysia)	30,900	113,922
Volkswagen AG (Germany)	2,926	794,464

		17,180,931

Beverages — 0.6%
AMBEV SA (Brazil), ADR	106,000	779,100
Anadolu Efes Biracilik Ve Malt Sanayii A/S (Turkey)	15,054	162,834
Anheuser-Busch InBev NV (Belgium)	24,059	2,558,354
Arca Continental SAB de CV (Mexico)	32,700	204,492
Asahi Group Holdings Ltd. (Japan)	15,600	440,227
Beam, Inc.	3,838	261,214
Britvic PLC (United Kingdom)	7,558	86,772
Brown-Forman Corp. (Class B Stock)	1,575	119,023
Carlsberg A/S (Denmark) (Class B Stock)	6,082	672,996
Cia Cervecerias Unidas SA (Chile)	11,733	140,564
Coca-Cola Amatil Ltd. (Australia)	15,767	169,614
Coca-Cola Co. (The)	63,898	2,639,626
Coca-Cola East Japan Co. Ltd. (Japan)	5,300	110,101
Coca-Cola Enterprises, Inc.	4,995	220,429
Coca-Cola Femsa SAB de CV (Mexico), ADR	1,890	230,145
Coca-Cola HBC AG (Switzerland)*	11,510	336,873
Coca-Cola Icecek A/S (Turkey)	3,196	76,984
Coca-Cola West Co. Ltd. (Japan)	4,800	101,663
Constellation Brands, Inc. (Class A Stock)*	3,027	213,040
Cott Corp. (Canada)	4,700	37,830
Davide Campari-Milano SpA (Italy)	17,524	146,319

COMMON STOCKS (continued)	Shares	Value (Note 2)

Beverages (continued)
Diageo PLC (United Kingdom)	27,458	$909,924
Dr. Pepper Snapple Group, Inc.	5,485	267,229
Fomento Economico Mexicano SAB de CV (Mexico), ADR	12,070	1,181,291
Heineken Holding NV (Netherlands)	2,174	137,614
Heineken NV (Netherlands)	4,746	320,767
Hey Song Corp. (Taiwan)	57,000	66,845
Hite Jinro Co. Ltd. (South Korea)	2,810	58,788
Ito En Ltd. (Japan)	3,400	71,146
Kirin Holdings Co. Ltd. (Japan)	29,000	417,643
Molson Coors Brewing Co. (Class B Stock)	6,956	390,579
Monster Beverage Corp.*	2,036	137,980
PepsiCo, Inc.	27,378	2,270,731
Pernod-Ricard SA (France)	7,904	900,516
Remy Cointreau SA (France)	727	61,069
SABMiller PLC (United Kingdom)	13,376	688,534
Sapporo Holdings Ltd. (Japan)	109,000	458,452
Suntory Beverage & Food Ltd. (Japan)	1,500	47,853
Takara Holdings, Inc. (Japan)	7,000	65,338
Thai Beverage PCL (Thailand)	284,000	121,816
Tibet 5100 Water Resources Holdings Ltd. (Hong Kong)	134,000	52,963
Treasury Wine Estates Ltd. (Australia)	22,125	95,425
Tsingtao Brewery Co. Ltd. (China) (Class H Stock)	18,000	152,538

		18,583,241

Biotechnology — 0.2%
Abcam PLC (United Kingdom)	101,372	824,231
Actelion Ltd. (Switzerland)*	1,612	136,731
Alexion Pharmaceuticals, Inc.*	1,464	194,800
Alkermes PLC*	1,440	58,550
Amgen, Inc.	14,160	1,616,506
Apex Biotechnology Corp. (Taiwan)	16,000	36,560
Biogen Idec, Inc.*	2,599	727,070
Celgene Corp.*	4,972	840,069
CSL Ltd. (Australia)	5,709	351,941
Cubist Pharmaceuticals, Inc.*	824	56,749
Emergent Biosolutions, Inc.*	1,519	34,922
Gilead Sciences, Inc.*	18,651	1,401,623
Grifols SA (Spain)	2,424	115,997
Ironwood Pharmaceuticals, Inc.*	2,179	25,298
Isis Pharmaceuticals, Inc.*(a)	390	15,538
Myriad Genetics, Inc.*(a)	1,690	35,456
Novozymes A/S (Denmark) (Class B Stock)	4,122	174,114
Regeneron Pharmaceuticals, Inc.*(a)	676	186,062
Sirtex Medical Ltd. (Australia)	992	10,417
United Therapeutics Corp.*(a)	1,116	126,197
Vertex Pharmaceuticals, Inc.*	256	19,021

		6,987,852

Building Products — 0.1%
A.O. Smith Corp.	1,522	82,097
Aica Kogyo Co. Ltd. (Japan)	4,100	81,086
Assa Abloy AB (Sweden) (Class B Stock)	4,938	261,438
Central Glass Co. Ltd. (Japan)	21,000	69,922
Dynasty Ceramic PCL (Thailand)	28,300	42,083
Geberit AG (Switzerland)	3,175	963,235
LG Hausys Ltd. (South Korea)	602	80,853
LIXIL Group Corp. (Japan)	11,600	318,447

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Building Products (continued)
Maeda Kosen Co. Ltd. (Japan)	36,000	$424,771
Nichiha Corp. (Japan)	2,900	39,820
Noritz Corp. (Japan)	3,500	74,926
Sankyo Tateyama, Inc. (Japan)	1,700	33,789
Sanwa Holdings Corp. (Japan)	10,000	67,841
TOTO Ltd. (Japan)	9,000	142,750
Trakya Cam Sanayii A/S (Turkey)	62,051	73,403
Wienerberger AG (Austria)	21,017	333,334
Xxentria Technology Materials Corp. (Taiwan)	52,000	109,184

		3,198,979

Capital Markets — 0.3%
Administradora de Fondos de Pensiones Habitat SA (Chile)	89,039	117,939
Alaris Royalty Corp. (Canada)	1,100	30,932
Ares Capital Corp.	7,612	135,265
Ashmore Group PLC (United Kingdom)	105,794	704,743
Asiasons Capital Ltd. (Singapore)*	5,000	477
Aurelius AG (Germany)	2,181	88,619
Banca Generali SpA (Italy)	2,588	80,092
Bank of New York Mellon Corp. (The)	32,242	1,126,535
CETIP SA – Mercados Organizados (Brazil)	18,000	184,635
China Bills Finance Corp. (Taiwan)	187,000	73,411
China Galaxy Securities Co. Ltd. (China) (Class H Stock)*	57,500	50,249
CI Financial Corp. (Canada)	3,300	109,819
Close Brothers Group PLC (United Kingdom)	61,427	1,398,773
Coronation Fund Managers Ltd. (South Africa)	7,849	59,905
Daishin Securities Co. Ltd. (South Korea)	6,000	44,680
Federated Investors, Inc. (Class B Stock)(a)	1,578	45,446
GIMV NV (Belgium)	2,976	155,535
Guoco Group Ltd. (Hong Kong)	6,000	73,701
Hargreaves Lansdown PLC (United Kingdom)	2,920	65,589
IGM Financial, Inc. (Canada)	2,600	137,288
Jafco Co. Ltd. (Japan)	11,500	627,726
Julius Baer Group Ltd. (Switzerland)*	21,617	1,038,827
LPL Financial Holdings, Inc.	1,884	88,605
Macquarie Korea Infrastructure Fund (South Korea)	18,570	107,512
Main Street Capital Corp.	1,423	46,518
Mediobanca SpA (Italy)*	48,329	422,630
Medley Capital Corp.	1,702	23,573
New Mountain Finance Corp.	3,222	48,459
Northern Trust Corp.	4,188	259,195
Partners Group Holding AG (Switzerland)	181	48,271
Prospect Capital Corp.	4,999	56,089
Ratos AB (Sweden) (Class B Stock)	11,976	108,302
SEI Investments Co.	2,211	76,788
Solar Capital Ltd.	1,473	33,216
SVG Capital PLC (United Kingdom)*	9,370	67,084
Tokai Tokyo Financial Holdings, Inc. (Japan)	47,800	462,435
UOB-Kay Hian Holdings Ltd. (Singapore)	3,000	3,934
Walter Investment Management Corp.*	973	34,405

		8,237,202

COMMON STOCKS (continued)	Shares	Value (Note 2)

Chemicals — 0.8%
ADEKA Corp. (Japan)	8,100	$89,262
Air Liquide SA (France)	5,443	770,371
Air Products & Chemicals, Inc.	3,466	387,429
Air Water, Inc. (Japan)	6,000	81,319
Airgas, Inc.	1,100	123,035
Akzo Nobel NV (Netherlands)	7,356	570,430
American Vanguard Corp.	1,159	28,152
Asahi Kasei Corp. (Japan)	41,000	321,596
Asia Plastic Recycling Holding Ltd. (Taiwan)	29,000	92,925
AZ Electronic Materials SA (United Kingdom)	5,176	33,927
BASF SE (Germany)	22,141	2,363,205
Batu Kawan Bhd (Malaysia)	30,700	183,817
Calgon Carbon Corp.*	1,719	35,360
Cheil Industries, Inc. (South Korea)	1,455	122,205
China BlueChemical Ltd. (China) (Class H Stock)	192,000	120,292
China Sanjiang Fine Chemicals Co. Ltd. (China)	133,000	68,054
China Synthetic Rubber Corp. (Taiwan)	73,000	68,907
Chr. Hansen Holding A/S (Denmark)	2,814	111,548
Chugoku Marine Paints Ltd. (Japan)	8,000	42,460
Croda International PLC (United Kingdom)	27,789	1,132,767
DuluxGroup Ltd. (Australia)	18,009	86,358
E.I. du Pont de Nemours & Co.	12,871	836,229
Earth Chemical Co. Ltd. (Japan)	100	3,513
Ecolab, Inc.	3,269	340,859
Eternal Chemical Co. Ltd. (Taiwan)	91,000	88,631
Formosa Chemicals & Fibre Corp. (Taiwan)	50,890	143,709
Formosa Plastics Corp. (Taiwan)	57,600	155,869
Fufeng Group Ltd. (China)	103,000	42,232
Fujimi, Inc. (Japan)	4,000	51,848
Fujimori Kogyo Co. Ltd. (Japan)	1,600	39,815
Givaudan SA (Switzerland)*	106	151,640
Grupa Azoty SA (Poland)	1,330	27,482
Gubre Fabrikalari TAS (Turkey)*	27,936	35,903
Hitachi Chemical Co. Ltd. (Japan)	4,200	66,983
Huabao International Holdings Ltd. (Hong Kong)	282,000	156,341
International Flavors & Fragrances, Inc.	1,403	120,630
K+S AG (Germany)(a)	8,437	259,967
Kaneka Corp. (Japan)	15,000	98,492
Kansai Paint Co. Ltd. (Japan)	8,000	118,303
Kolon Industries, Inc. (South Korea)	744	38,638
Koninklijke DSM NV (Netherlands)	5,104	401,678
Koninklijke Ten Cate NV (Netherlands)	2,932	92,454
Kuraray Co. Ltd. (Japan)	16,900	201,732
Kureha Corp. (Japan)	17,000	86,961
Lenzing AG (Austria)	1,080	61,860
Linde AG (Germany)	5,839	1,222,610
Lintec Corp. (Japan)	3,300	61,181
MBAC Fertilizer Corp. (Canada)*(a)	112,700	164,448
Methanex Corp. (Canada)	5,800	343,004
Mexichem SAB de CV (Mexico)	45,200	186,111
Minerals Technologies, Inc.	37	2,223
Monsanto Co.	6,452	751,981
Nan Ya Plastics Corp. (Taiwan)	80,800	187,209
Nihon Nohyaku Co. Ltd. (Japan)	3,000	42,987
Nippon Kayaku Co. Ltd. (Japan)	6,000	85,325
Nippon Paint Co. Ltd. (Japan)	7,000	116,467

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Chemicals (continued)
Nippon Shokubai Co. Ltd. (Japan)	8,000	$88,386
NOF Corp. (Japan)	11,000	78,308
Nufarm Ltd. (Australia)	8,936	35,105
OCI Co. Ltd. (South Korea)	1,824	330,901
Orica Ltd. (Australia)	10,171	217,493
Petkim Petrokimya Holding A/S (Turkey)*	35,687	45,376
Petronas Chemicals Group Bhd (Malaysia)	66,200	139,975
Phosagro OAO (Russia), GDR	19,360	186,568
Potash Corp. of Saskatchewan, Inc. (Canada)	16,500	543,968
PPG Industries, Inc.	1,719	326,026
Praxair, Inc.	3,806	494,894
Rotam Global Agrosciences Ltd. (Hong Kong)	50,000	110,949
RPM International, Inc.	2,344	97,299
Scotts Miracle-Gro Co. (The) (Class A Stock)	1,122	69,811
Sensient Technologies Corp.	1,646	79,864
Sherwin-Williams Co. (The)	920	168,820
Shin-Etsu Chemical Co. Ltd. (Japan)	9,600	561,497
Showa Denko KK (Japan)	64,000	90,772
Sigma-Aldrich Corp.	1,736	163,201
Sinofert Holdings Ltd. (China)	310,000	50,501
Sinon Corp. (Taiwan)	237,000	132,916
Sinopec Shanghai Petrochemical Co. Ltd. (China) (Class H Stock)	267,000	77,020
SK Chemicals Co. Ltd. (South Korea)	1,500	78,634
Soulbrain Co. Ltd. (South Korea)	1,333	56,424
Stella Chemifa Corp. (Japan)	2,100	31,647
Sumitomo Bakelite Co. Ltd. (Japan)	20,000	71,945
Symrise AG (Germany)	3,037	140,121
Syngenta AG (Switzerland)	1,173	467,672
Taiyo Nippon Sanso Corp. (Japan)	12,000	85,447
Tikkurila OYJ (Finland)	6,161	168,667
Toagosei Co. Ltd. (Japan)	18,000	77,042
Tokyo Ohka Kogyo Co. Ltd. (Japan)	4,500	96,362
Toray Industries, Inc. (Japan)	51,000	353,277
Toyobo Co. Ltd. (Japan)	37,000	68,302
TSRC Corp. (Taiwan)	35,000	51,749
Uralkali OJSC (Russia), GDR	22,660	593,048
USI Corp. (Taiwan)	128,000	89,031
Valspar Corp. (The)	1,599	113,993
Victrex PLC (United Kingdom)	30,564	932,571
Yara International ASA (Norway)	9,459	407,950
Yingde Gases Group Co. Ltd. (China)	85,500	89,697
Zeon Corp. (Japan)	19,000	178,067

		21,860,030

Commercial Banks — 3.0%
77 Bank Ltd. (The) (Japan)	131,000	634,463
Aichi Bank Ltd. (The) (Japan)	400	19,139
Akbank TAS (Turkey)	210,788	657,826
Alior Bank SA (Poland)*	3,110	83,907
Alliance Financial Group Bhd (Malaysia)	47,000	68,362
Aozora Bank Ltd. (Japan)	61,000	172,867
Associated Banc-Corp.	7,178	124,897
Attijariwafa Bank (Morocco)	4,980	185,835
Australia & New Zealand Banking Group Ltd. (Australia)	59,804	1,726,429
Awa Bank Ltd. (The) (Japan)	13,000	65,175

COMMON STOCKS (continued)	Shares	Value (Note 2)

Commercial Banks (continued)
Banca Carige SpA (Italy)*(a)	107,184	$65,535
Banca Piccolo Credito Valtellinese Scarl (Italy)*	92,450	173,746
Banca Popolare dell’Emilia Romagna Scrl (Italy)*	42,306	403,672
Banca Popolare di Milano Scarl (Italy)*	529,114	326,066
Banca Popolare di Sondrio Scarl (Italy)	27,630	159,151
Banco Bradesco SA (Brazil)	30,700	415,753
Banco Bradesco SA (Brazil), ADR	147,400	1,846,922
Banco Comercial Portugues SA (Portugal) (Class R Stock)*	1,257,590	288,476
Banco de Chile (Chile)	1,057,931	153,621
Banco de Credito e Inversiones (Chile)	2,786	154,620
Banco de Sabadell SA (Spain)	207,907	542,892
Banco Popular Espanol SA (Spain)*(a)	84,955	513,143
Banco Santander Brasil SA (Brazil), ADS	56,500	344,650
Banco Santander Chile (Chile), ADR	11,589	273,153
Banco Santander SA (Spain)	563,384	5,066,250
BancorpSouth, Inc.(a)	2,475	62,915
Bank Bukopin Tbk PT (Indonesia)	575,500	29,349
Bank Central Asia Tbk PT (Indonesia)	746,000	590,129
Bank Danamon Indonesia Tbk PT (Indonesia)	412,000	128,029
Bank Hapoalim BM (Israel)	71,135	398,576
Bank Negara Indonesia Persero Tbk PT (Indonesia)	812,500	264,651
Bank of China Ltd. (China) (Class H Stock)	9,062,000	4,183,234
Bank of Communications Co. Ltd. (China) (Class H Stock)	1,203,000	851,315
Bank of East Asia Ltd. (Hong Kong)	37,600	159,613
Bank of Hawaii Corp.	1,857	109,823
Bank of Iwate Ltd. (The) (Japan)	1,900	95,448
Bank of Kyoto Ltd. (The) (Japan)	22,000	183,914
Bank of Montreal (Canada)	17,000	1,133,227
Bank of Nagoya Ltd. (The) (Japan)	13,000	44,030
Bank of Nova Scotia (Canada)	28,400	1,776,053
Bank of Okinawa Ltd. (The) (Japan)	1,200	47,638
Bank of Queensland Ltd. (Australia)	61,085	665,035
Bank of the Ozarks, Inc.	1,068	60,438
Bank of the Philippine Islands (Philippines)	1,500	2,879
Bank of the Ryukyus Ltd. (Japan)	7,400	96,810
Bank of Yokohama Ltd. (The) (Japan)	71,000	396,125
Bank Pekao SA (Poland)	7,203	427,905
Bank Zachodni WBK SA (Poland)	1,114	143,215
Bankinter SA (Spain)	25,832	177,509
BankUnited, Inc.	3,288	108,241
Banque Cantonale Vaudoise (Switzerland)	301	164,568
Banque Centrale Populaire (Morocco)	11,441	270,858
Banregio Grupo Financiero SAB de CV (Mexico)	20,700	123,028
Barclays Africa Group Ltd. (South Africa)	9,795	123,665
BB&T Corp.	19,222	717,365
BDO Unibank, Inc. (Philippines)	64,390	99,892
Bendigo and Adelaide Bank Ltd. (Australia)	20,647	217,044
Berner Kantonalbank AG (Switzerland)	939	216,842
BOC Hong Kong Holdings Ltd. (China)	79,500	255,327
BS Financial Group, Inc. (South Korea)	6,560	99,665
CaixaBank SA (Spain)	88,644	461,730
Canadian Imperial Bank of Commerce (Canada)	8,300	708,850

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Commercial Banks (continued)
Canadian Western Bank (Canada)	12,300	$447,652
Cardinal Financial Corp.	1,642	29,556
Chiba Bank Ltd. (The) (Japan)	46,000	310,438
Chiba Kogyo Bank Ltd. (The) (Japan)*	6,900	51,006
China CITIC Bank Corp. Ltd. (China) (Class H Stock)	1,300,000	707,868
China Construction Bank Corp. (China) (Class H Stock)	5,862,000	4,438,189
China Development Financial Holding Corp. (Taiwan)	663,000	200,741
China Minsheng Banking Corp Ltd. (China) (Class H Stock)	768,500	856,527
Chugoku Bank Ltd. (The) (Japan)	17,100	217,344
CIMB Group Holdings Bhd (Malaysia)	110,500	257,558
City National Corp.(a)	905	71,694
Commerce Bancshares, Inc.	3,815	171,316
Commonwealth Bank of Australia (Australia)	27,932	1,946,215
Community Bank System, Inc.	1,993	79,082
Corpbanca SA (Chile)	13,774,529	190,057
Credicorp Ltd. (Peru)	234	31,059
Cullen/Frost Bankers, Inc.	1,714	127,573
Daishi Bank Ltd. (The) (Japan)	28,000	96,685
DBS Group Holdings Ltd. (Singapore)	48,770	662,773
DGB Financial Group, Inc. (South Korea)	6,140	96,192
E. Sun Financial Holding Co. Ltd. (Taiwan)	200,200	133,307
Espirito Santo Financial Group SA (Portugal)*	21,434	143,247
First Financial Holding Co. Ltd. (Taiwan)	260,925	162,467
First Niagara Financial Group, Inc.	12,430	132,007
First Republic Bank	2,758	144,381
FirstMerit Corp.	3,417	75,960
FNB Corp.	5,043	63,643
Fukuoka Financial Group, Inc. (Japan)	63,000	276,535
Fulton Financial Corp.	5,360	70,109
Glacier Bancorp, Inc.	2,858	85,140
Grupo Financiero Inbursa SAB de CV (Mexico) (Class O Stock)	169,800	480,275
Grupo Financiero Santander Mexico SAB de CV (Mexico) (Class B Stock)	108,800	295,822
Gunma Bank Ltd. (The) (Japan)	127,000	709,595
Hachijuni Bank Ltd. (The) (Japan)	36,000	210,157
Hancock Holding Co.	3,298	120,971
Hang Seng Bank Ltd. (Hong Kong)	13,500	219,261
Higo Bank Ltd. (The) (Japan)	104,000	571,312
Hiroshima Bank Ltd. (The) (Japan)	40,000	165,749
Hokkoku Bank Ltd. (The) (Japan)	18,000	64,579
Hokuhoku Financial Group, Inc. (Japan)	96,000	191,937
Hong Leong Bank Bhd (Malaysia)	36,800	161,939
HSBC Holdings PLC (United Kingdom)	478,696	5,253,310
Hyakugo Bank Ltd. (The) (Japan)	21,000	84,067
Hyakujushi Bank Ltd. (The) (Japan)	25,000	87,055
Iberiabank Corp.	1,613	101,377
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	9,040,000	6,130,120
Itau Unibanco Holding SA (Brazil)	9,020	112,595
Itausa – Investimentos Itau SA (Brazil)	6,220	33,483
Iyo Bank Ltd. (The) (Japan)	21,000	206,031
JB Financial Group Co. Ltd. (South Korea)*	10,640	64,216
Joyo Bank Ltd. (The) (Japan)	42,000	214,753
Juroku Bank Ltd. (The) (Japan)	24,000	88,137

COMMON STOCKS (continued)	Shares	Value (Note 2)

Commercial Banks (continued)
Kagoshima Bank Ltd. (The) (Japan)	19,000	$120,801
Keiyo Bank Ltd. (The) (Japan)	18,000	86,667
Kiatnakin Bank PCL (Thailand)	76,200	86,380
King’s Town Bank (Taiwan)	111,000	105,976
Kiyo Bank Ltd. (The) (Japan)	4,100	54,623
Komercni Banka A/S (Czech Republic)	2,006	447,439
Laurentian Bank of Canada (Canada)	4,600	203,184
LH Financial Group PCL (Thailand)	1,885,600	70,798
Luzerner Kantonalbank AG (Switzerland)*	424	162,912
M&T Bank Corp.	3,161	368,004
Malayan Banking Bhd (Malaysia)	100,600	305,743
MB Financial, Inc.	2,011	64,533
Mega Financial Holding Co. Ltd. (Taiwan)	188,932	159,295
Mizrahi Tefahot Bank Ltd. (Israel)	14,494	189,714
Mizuho Financial Group, Inc. (Japan)	1,089,400	2,365,122
Musashino Bank Ltd. (The) (Japan)	2,500	83,799
Nanto Bank Ltd. (The) (Japan)	14,000	52,345
National Australia Bank Ltd. (Australia)	49,721	1,551,889
National Bank of Canada (Canada)	4,200	349,483
Nedbank Group Ltd. (South Africa)	7,386	148,092
Nishi-Nippon City Bank Ltd. (The) (Japan)	64,000	172,412
NOMOS-BANK (Russia), GDR*	4,305	62,423
Nordea Bank AB (Sweden)	80,658	1,087,496
North Pacific Bank Ltd. (Japan)	36,900	150,264
Ogaki Kyoritsu Bank Ltd. (The) (Japan)	32,000	87,983
Oita Bank Ltd. (The) (Japan)	14,000	51,925
Old National Bancorp	4,445	68,320
OTP Bank PLC (Hungary)	24,984	474,677
Oversea-Chinese Banking Corp. Ltd. (Singapore)	60,000	486,314
Pinnacle Financial Partners, Inc.	979	31,847
PNC Financial Services Group, Inc. (The)	15,441	1,197,913
Powszechna Kasa Oszczednosci Bank Polski SA (Poland)	59,620	777,322
Prosperity Bancshares, Inc.	1,519	96,289
Public Bank Bhd (Malaysia)	48,100	285,119
Resona Holdings, Inc. (Japan)	164,000	836,805
RHB Capital Bhd (Malaysia)	61,000	147,278
Royal Bank of Canada (Canada)	29,400	1,976,422
San-In Godo Bank Ltd. (The) (Japan)	17,000	121,972
Senshu Ikeda Holdings, Inc. (Japan)	20,100	93,654
Seven Bank Ltd. (Japan)	18,500	72,355
Shiga Bank Ltd. (The) (Japan)	17,000	89,306
Shinkin Central Bank (Japan)	24	43,027
Shizuoka Bank Ltd. (The) (Japan)	31,000	331,122
Signature Bank*(a)	1,039	111,609
Sparebank 1 Nord Norge (Norway)	1,132	6,635
SpareBank 1 SMN (Norway)	11,692	106,274
SpareBank 1 SR Bank ASA (Norway)	8,363	83,254
St Galler Kantonalbank AG (Switzerland)	277	108,061
Standard Bank Group Ltd. (South Africa)	33,501	413,944
Sterling Bancorp	5,814	77,736
Sumitomo Mitsui Financial Group, Inc. (Japan)	59,300	3,083,801
Suruga Bank Ltd. (Japan)	7,000	125,701
Svenska Handelsbanken AB (Sweden) (Class A Stock)	12,070	593,444
Sydbank A/S (Denmark)*	3,422	90,990
Ta Chong Bank Ltd. (Taiwan)*	270,000	98,492
Taichung Commercial Bank (Taiwan)	411,000	151,213

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Commercial Banks (continued)
Taiwan Business Bank (Taiwan)*	528,520	$161,153
Taiwan Cooperative Financial Holding Co. Ltd. (Taiwan)	133,000	72,828
Texas Capital Bancshares, Inc.*(a)	966	60,085
Thanachart Capital PCL (Thailand)	105,400	103,443
Tisco Financial Group PCL (Thailand)	66,900	78,383
TMB Bank PCL (Thailand)	884,200	55,431
Tochigi Bank Ltd. (The) (Japan)	9,000	34,858
Toho Bank Ltd. (The) (Japan)	20,000	62,390
Tokyo Tomin Bank Ltd. (The) (Japan)	4,000	41,548
TOMONY Holdings, Inc. (Japan)	13,900	56,258
Toronto-Dominion Bank (The) (Canada)	22,700	2,139,324
Trustmark Corp.	3,100	83,204
Tsukuba Bank Ltd. (The) (Japan)	10,300	36,069
Turkiye Garanti Bankasi A/S (Turkey)	219,361	711,066
Turkiye Sinai Kalkinma Bankasi A/S (Turkey)	94,726	80,725
U.S. Bancorp	38,786	1,566,954
UMB Financial Corp.(a)	1,197	76,943
Umpqua Holdings Corp.	3,205	61,344
Unione di Banche Italiane ScpA (Italy)	102,235	693,083
United Bankshares, Inc.	2,594	81,581
United Overseas Bank Ltd. (Singapore)	35,000	591,047
Valiant Holding AG (Switzerland)	1,474	131,908
Valley National Bancorp	4,717	47,736
ViewPoint Financial Group, Inc.	1,826	50,124
Westpac Banking Corp. (Australia)	58,669	1,700,731
Wing Hang Bank Ltd. (Hong Kong)	6,000	90,639
Wintrust Financial Corp.	2,031	93,670
Yachiyo Bank Ltd. (The) (Japan)	1,300	33,907
Yamaguchi Financial Group, Inc. (Japan)	25,000	231,830
Yamanashi Chuo Bank Ltd. (The) (Japan)	13,000	56,621

		87,959,628

Commercial Services & Supplies — 0.3%
ABM Industries, Inc.	2,545	72,762
ADT Corp. (The)(a)	6,122	247,757
Aeon Delight Co. Ltd. (Japan)	100	1,917
Babcock International Group PLC (United Kingdom)	10,158	228,252
Bilfinger SE (Germany)	2,759	309,915
Brambles Ltd. (Australia)	22,299	182,694
Brink’s Co. (The)	1,570	53,600
Cabcharge Australia Ltd. (Australia)(a)	10,040	35,877
Cintas Corp.(a)	2,738	163,157
Clean Harbors, Inc.*(a)	1,160	69,554
Copart, Inc.*	2,663	97,599
Covanta Holding Corp.	3,339	59,267
Dai Nippon Printing Co. Ltd. (Japan)	27,000	286,798
Daiseki Co. Ltd. (Japan)	2,700	52,870
Duskin Co. Ltd. (Japan)	4,300	81,465
G4S PLC (United Kingdom)	30,632	133,285
Gategroup Holding AG (Switzerland)*	39,605	1,074,425
Healthcare Services Group, Inc.(a)	710	20,143
Intrum Justitia AB (Sweden)	1,727	48,345
Iron Mountain, Inc.	3,654	110,899
Kaba Holding AG (Switzerland) (Class B Stock)*	207	100,562
Kokuyo Co. Ltd. (Japan)	8,300	60,831
Lassila & Tikanoja OYJ (Finland)	4,596	96,238

COMMON STOCKS (continued)	Shares	Value (Note 2)

Commercial Services & Supplies (continued)
Loomis AB (Sweden)	129	$3,059
Mine Safety Appliances Co.	902	46,191
Mitie Group PLC (United Kingdom)	16,818	88,697
Moshi Moshi Hotline, Inc. (Japan)	2,700	28,966
Nissha Printing Co. Ltd. (Japan)	1,600	25,471
Okamura Corp. (Japan)	4,000	34,016
Oyo Corp. (Japan)	21,700	331,538
Park24 Co. Ltd. (Japan)	2,600	49,033
Pilot Corp. (Japan)	500	17,200
Progressive Waste Solutions Ltd. (Canada)	26,700	660,305
Regus PLC (United Kingdom)	357,352	1,288,199
Republic Services, Inc.	9,351	310,453
RPS Group PLC (United Kingdom)	10,713	59,586
S-1 Corp. (South Korea)	1,202	85,289
Sato Holdings Corp. (Japan)	2,700	61,276
Secom Co. Ltd. (Japan)	4,800	289,608
Securitas AB (Sweden) (Class B Stock)	10,800	114,916
Serco Group PLC (United Kingdom)	9,870	81,591
Societe BIC SA (France)	996	122,064
Sohgo Security Services Co. Ltd. (Japan)	46,700	930,294
Stericycle, Inc.*	999	116,054
Taiwan Sogo Shin Kong Security Corp. (Taiwan)	66,000	84,681
Team, Inc.*	355	15,031
Tetra Tech, Inc.*	2,249	62,927
Toppan Forms Co. Ltd. (Japan)	6,400	58,715
Toppan Printing Co. Ltd. (Japan)	33,000	264,152
Transcontinental, Inc. (Canada) (Class A Stock)	3,800	52,300
Tyco International Ltd.	6,750	277,020
United Stationers, Inc.	1,251	57,408
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA (Brazil)	2,600	35,486
Waste Connections, Inc.	2,727	118,979
Waste Management, Inc.	8,817	395,619
Yem Chio Co. Ltd. (Taiwan)	143,815	107,456

		9,861,792

Communications Equipment — 0.3%
AAC Technologies Holdings, Inc. (China)	41,500	201,930
ADTRAN, Inc.	1,436	38,786
ARRIS Group, Inc.*	3,418	83,280
Blackberry Ltd. (Canada)*(a)	17,900	133,123
CalAmp Corp.*	650	18,181
China All Access Holdings Ltd. (Hong Kong)	154,000	65,784
China Wireless Technologies Ltd. (China)	144,000	47,313
Cisco Systems, Inc.	134,273	3,014,429
Comba Telecom Systems Holdings Ltd. (Hong Kong)*	180,500	62,557
Comtech Telecommunications Corp.	1,029	32,434
Denki Kogyo Co. Ltd. (Japan)	9,000	62,310
EchoStar Corp. (Class A Stock)*	1,426	70,901
Emulex Corp.*	5,475	39,201
Gemtek Technology Corp. (Taiwan)	57,000	53,961
Harris Corp.	2,658	185,555
Hitachi Kokusai Electric, Inc. (Japan)	4,000	56,374
InterDigital, Inc.	503	14,833
Motorola Solutions, Inc.	3,851	259,943
Nokia OYJ (Finland)*	126,842	1,024,888

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Communications Equipment (continued)
Pace PLC (United Kingdom)	12,234	$64,598
Palo Alto Networks, Inc.*(a)	714	41,034
QUALCOMM, Inc.	31,332	2,326,401
Ruckus Wireless, Inc.*	1,710	24,282
Sercomm Corp. (Taiwan)	23,000	39,518
Sierra Wireless, Inc. (Canada)*	40,123	970,355
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	79,717	973,304
Ubiquiti Networks, Inc.*	401	18,430
ViaSat, Inc.*	654	40,973
VTech Holdings Ltd. (Hong Kong)	4,000	51,959
ZTE Corp. (China) (Class H Stock)*	50,200	100,032

		10,116,669

Computers & Peripherals — 0.6%
Apple, Inc.	20,471	11,486,483
Asustek Computer, Inc. (Taiwan)	22,000	198,134
Cal-Comp Electronics Thailand PCL (Thailand) (Class F Stock)	175,900	15,845
Compal Electronics, Inc. (Taiwan)	165,000	126,523
Diebold, Inc.(a)	3,023	99,789
Eizo Corp. (Japan)	3,600	92,121
Electronics For Imaging, Inc.*	1,847	71,534
EMC Corp.	47,440	1,193,116
Getac Technology Corp. (Taiwan)	185,000	96,111
Gigabyte Technology Co. Ltd. (Taiwan)	95,000	114,837
Hewlett-Packard Co.	72,799	2,036,916
Inventec Corp. (Taiwan)	73,000	64,642
Japan Digital Laboratory Co. Ltd. (Japan)	2,500	35,121
Lenovo Group Ltd. (China)	396,000	482,733
Lexmark International, Inc. (Class A Stock)(a)	3,027	107,519
Lite-On Technology Corp. (Taiwan)	58,288	93,672
Melco Holdings, Inc. (Japan)	2,700	34,871
Mitac Holdings Corp. (Taiwan)*	2,000	1,938
NetApp, Inc.	6,794	279,505
QLogic Corp.*	3,697	43,736
Quanta Computer, Inc. (Taiwan)	58,000	135,639
Seiko Epson Corp. (Japan)	9,300	250,398
Syncmold Enterprise Corp. (Taiwan)	1,000	1,674
Wacom Co. Ltd. (Japan)	2,700	18,985
Wincor Nixdorf AG (Germany)	1,368	94,959

		17,176,801

Construction & Engineering — 0.3%
Acs Actividades de Construccion y Servicios SA (Spain)	6,297	217,068
Adhi Karya Persero Tbk PT (Indonesia)	170,000	21,157
Arcadis NV (Netherlands)	2,219	78,255
Aveng Ltd. (South Africa)*	26,853	67,701
Balfour Beatty PLC (United Kingdom)	9,708	46,251
BES Engineering Corp. (Taiwan)	315,000	95,195
Bouygues SA (France)	9,643	364,659
Cardno Ltd. (Australia)	8,681	53,620
Carillion PLC (United Kingdom)	15,701	86,083
Chien Kuo Construction Co. Ltd. (Taiwan)	216,000	100,834
China Railway Construction Corp. Ltd. (China) (Class H Stock)	246,000	245,583
Chung Hsin Electric & Machinery Manufacturing Corp. (Taiwan)	203,000	154,102

COMMON STOCKS (continued)	Shares	Value (Note 2)

Construction & Engineering (continued)
COMSYS Holdings Corp. (Japan)	6,300	$99,053
CTCI Corp. (Taiwan)	2,000	3,246
DA CIN Construction Co. Ltd. (Taiwan)	116,000	109,436
Ellaktor SA (Greece)*	35,329	154,517
Ferrovial SA (Spain)	11,115	215,319
Fomento de Construcciones y Contratas SA (Spain)*	5,143	114,719
Galliford Try PLC (United Kingdom)	2,053	39,742
Genivar, Inc. (Canada)	3,900	115,798
Grana y Montero SA (Peru)	28,496	121,251
Hazama Ando Corp. (Japan)	14,600	52,184
Implenia AG (Switzerland)*	18,502	1,351,543
Impregilo SpA (Italy)	16,880	113,590
Interserve PLC (United Kingdom)	7,098	73,243
JGC Corp. (Japan)	5,000	196,219
Kajima Corp. (Japan)	33,000	124,113
Kandenko Co. Ltd. (Japan)	10,000	56,388
Kentz Corp. Ltd. (United Kingdom)	9,332	97,684
Kinden Corp. (Japan)	10,000	104,697
Kumagai Gumi Co. Ltd. (Japan)*	10,000	29,212
Kyowa Exeo Corp. (Japan)	6,900	91,248
Maeda Corp. (Japan)	12,000	79,495
Maeda Road Construction Co. Ltd. (Japan)	4,000	65,733
Mirait Holdings Corp. (Japan)	5,400	48,070
Monadelphous Group Ltd. (Australia)(a)	3,088	51,428
Mota-Engil SGPS SA (Portugal)	396	2,357
Murray & Roberts Holdings Ltd. (South Africa)*	2,478	6,333
NCC AB (Sweden) (Class B Stock)	3,648	119,144
Nippo Corp. (Japan)	31,000	515,358
Nippon Densetsu Kogyo Co. Ltd. (Japan)	3,000	40,862
Nippon Road Co. Ltd. (The) (Japan)	7,000	39,500
Nishimatsu Construction Co. Ltd. (Japan)	18,000	57,264
Obayashi Corp. (Japan)	22,000	125,483
Obrascon Huarte Lain SA (Spain)	1,528	61,993
OCI NV (Netherlands)*	989	44,538
Penta-Ocean Construction Co. Ltd. (Japan)	14,000	49,160
Pike Corp.*	1,520	16,066
Promotora y Operadora de Infraestructura SAB de CV (Mexico)*	12,900	154,150
Raito Kogyo Co. Ltd. (Japan)	2,800	20,594
Shimizu Corp. (Japan)	30,000	151,592
SHO-BOND Holdings Co. Ltd. (Japan)	700	32,158
Sinopec Engineering Group Co. Ltd. (China) (Class H Stock)	71,000	106,458
Skanska AB (Sweden) (Class B Stock)	6,434	131,628
Strabag SE (Austria)	2,500	73,378
Sumitomo Densetsu Co. Ltd. (Japan)	2,400	34,638
Surya Semesta Internusa Tbk PT (Indonesia)	586,500	27,079
Taikisha Ltd. (Japan)	2,000	44,426
Taisei Corp. (Japan)	32,000	145,629
Tekfen Holding A/S (Turkey)	61,208	142,879
Tekken Corp. (Japan)	4,000	12,328
Toa Corp. (Japan)	5,000	11,950
TOA ROAD Corp. (Japan)	5,000	25,118
Toda Corp. (Japan)	15,000	52,087
Tokyu Construction Co. Ltd. (Japan)	2,570	13,031
Toshiba Plant Systems & Services Corp. (Japan)	51,000	761,171

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Construction & Engineering (continued)
Totetsu Kogyo Co. Ltd. (Japan)	3,400	$63,938
UGL Ltd. (Australia)	9,446	61,760
United Engineers Ltd. (Singapore)	25,000	35,588
Vinci SA (France)	18,916	1,243,377
Wijaya Karya Persero Tbk PT (Indonesia)	259,000	33,732
Yokogawa Bridge Holdings Corp. (Japan)	4,000	58,701

		9,553,884

Construction Materials — 0.1%
Boral Ltd. (Australia)	90,914	388,807
Cementos Pacasmayo SAA (Peru)	8,397	19,066
CRH PLC (Ireland)	30,343	768,952
CSR Ltd. (Australia)	28,020	66,470
Eternit SA (Brazil)	13,000	48,159
Fletcher Building Ltd. (New Zealand)	57,399	397,254
Grupo Argos SA (Colombia)	14,317	144,209
Imerys SA (France)	1,616	140,670
Indocement Tunggal Prakarsa Tbk PT (Indonesia)	85,500	140,841
Italcementi SpA (Italy)	19,180	163,929
Magnesita Refratarios SA (Brazil)	24,700	61,770
Rhi AG (Austria)	2,460	76,246
Semen Indonesia Persero Tbk PT (Indonesia)	168,000	195,906
Sumitomo Osaka Cement Co. Ltd. (Japan)	17,000	65,353
Taiheiyo Cement Corp. (Japan)	24,000	92,298
Titan Cement Co. SA (Greece)*	8,035	218,865
TPI Polene PCL (Thailand)	212,800	69,940

		3,058,735

Consumer Finance — 0.1%
AEON Financial Service Co. Ltd. (Japan)	2,000	53,631
American Express Co.	12,818	1,162,977
Cash America International, Inc.(a)	1,134	43,432
Compartamos SAB de CV (Mexico)	52,600	98,380
Credit Saison Co. Ltd. (Japan)	6,600	173,989
Encore Capital Group, Inc.*	860	43,224
EZCORP, Inc. (Class A Stock)*	1,697	19,838
First Cash Financial Services, Inc.*	646	39,949
Green Dot Corp. (Class A Stock)*	907	22,811
Hitachi Capital Corp. (Japan)	1,900	55,421
Nelnet, Inc. (Class A Stock)	807	34,007
Pocket Card Co. Ltd. (Japan)	48,900	401,194
Portfolio Recovery Associates, Inc.*	741	39,154
Samsung Card Co. Ltd. (South Korea)	2,610	92,573

		2,280,580

Containers & Packaging — 0.1%
Amcor Ltd. (Australia)	24,924	235,426
Anadolu Cam Sanayii A/S (Turkey)	51,400	45,931
AptarGroup, Inc.	1,229	83,338
Avery Dennison Corp.	1,335	67,004
Ball Corp.	2,553	131,888
Bemis Co., Inc.	1,536	62,915
BillerudKorsnas AB (Sweden)	2,984	37,735
CCL Industries, Inc. (Canada) (Class B Stock)	1,100	82,035
FP Corp. (Japan)	11,500	819,963
Fuji Seal International, Inc. (Japan)	23,800	737,837
Huhtamaki OYJ (Finland)	4,477	115,159

COMMON STOCKS (continued)	Shares	Value (Note 2)

Containers & Packaging (continued)
Mayr Melnhof Karton AG (Austria)	769	$95,213
Orora Ltd. (Australia)*	24,924	25,815
Packaging Corp. of America	1,049	66,381
Rengo Co. Ltd. (Japan)	18,000	108,338
Rexam PLC (United Kingdom)	102,772	904,213
Rock-Tenn Co. (Class A Stock)	1,254	131,683
Sealed Air Corp.	2,704	92,071
Silgan Holdings, Inc.	1,608	77,216
Sonoco Products Co.	3,038	126,745
Toyo Seikan Group Holdings Ltd. (Japan)	9,700	208,824

		4,255,730

Distributors — 0.1%
Canon Marketing Japan, Inc. (Japan)	4,700	65,594
Dah Chong Hong Holdings Ltd. (China)	127,000	95,214
Genuine Parts Co.	3,128	260,218
Inchcape PLC (United Kingdom)	122,517	1,251,133
LKQ Corp.*	4,778	157,196
Paltac Corp. (Japan)	4,600	59,608
Pool Corp.	996	57,907
Test-Rite International Co. Ltd. (Taiwan)	82,000	61,169
Xinhua Winshare Publishing and Media Co. Ltd. (China) (Class H Stock)	183,000	100,845
Yondoshi Holdings, Inc. (Japan)	1,500	22,695

		2,131,579

Diversified Consumer Services — 0.1%
Anhanguera Educacional Participacoes SA (Brazil)	13,900	87,786
Apollo Education Group, Inc. (Class B Stock)*	4,542	124,087
Benesse Holdings, Inc. (Japan)	4,100	164,714
Bridgepoint Education, Inc.*	1,593	28,212
DeVry, Inc.(a)	2,803	99,507
Estacio Participacoes SA (Brazil)	8,400	72,669
Grand Canyon Education, Inc.*	1,557	67,885
H&R Block, Inc.	5,200	151,008
Hillenbrand, Inc.	2,781	81,817
Invocare Ltd. (Australia)	4,714	46,551
Kroton Educacional SA (Brazil)	6,800	113,158
LifeLock, Inc.*	3,264	53,562
Navitas Ltd. (Australia)	9,258	53,276
New Oriental Education & Technology Group (China), ADR	9,000	283,500
Regis Corp.	2,702	39,206
Service Corp. International	4,544	82,383
TAL Education Group (China), ADR	15,149	333,126

		1,882,447

Diversified Financial Services — 0.4%
AMMB Holdings Bhd (Malaysia)	75,600	167,298
ASX Ltd. (Australia)	3,438	113,058
Ayala Corp. (Philippines)	4,970	58,168
Banque Nationale de Belgique (Belgium)	29	118,609
Berkshire Hathaway, Inc. (Class B Stock)*	38,092	4,516,188
Bolsa Mexicana de Valores SAB de CV (Mexico)	1,500	3,439
Bolsas y Mercados Espanoles SA (Spain)	2,464	93,814
CBOE Holdings, Inc.	1,544	80,226
Century Tokyo Leasing Corp. (Japan)	2,300	75,960

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Diversified Financial Services (continued)
Challenger Ltd. (Australia)	17,222	$95,647
CME Group, Inc.	8,764	687,623
Corp. Financiera Alba SA (Spain)	2,793	163,300
Corporacion Financiera Colombiana SA (Colombia)	5,073	104,088
Deutsche Boerse AG (Germany)	5,377	445,615
First Pacific Co. Ltd. (Hong Kong)	62,000	70,692
FirstRand Ltd. (South Africa)	40,520	138,859
Fuyo General Lease Co. Ltd. (Japan)	1,500	58,684
Groupe Bruxelles Lambert SA (Belgium)	6,172	566,969
Grupo BTG Pactual (Brazil), UTS	11,500	133,267
Grupo de Inversiones Suramericana SA (Colombia)	14,093	246,080
Haci Omer Sabanci Holding A/S (Turkey)	109,592	440,959
Hankook Tire Worldwide Co. Ltd. (South Korea)	2,130	44,576
Hellenic Exchanges SA Holding Clearing Settlement and Registry (Greece)	6,657	73,292
IBJ Leasing Co. Ltd. (Japan)	1,700	49,410
ING US, Inc.	2,771	97,401
Interactive Brokers Group, Inc. (Class A Stock)	2,369	57,661
IntercontinentalExchange Group, Inc.	880	197,930
Inversiones La Construccion SA (Chile)	12,902	181,701
Investment AB Kinnevik (Sweden) (Class B Stock)	8,920	413,541
Investor AB (Sweden) (Class A Stock)	1,732	58,040
Investor AB (Sweden) (Class B Stock)	15,125	521,261
Japan Exchange Group, Inc. (Japan)	5,800	164,859
JSE Ltd. (South Africa)	17,550	150,120
Lundbergforetagen AB (Sweden) (Class B Stock)	2,389	101,313
Marfin Investment Group Holdings SA (Greece)*	142,952	74,893
MarketAxess Holdings, Inc.	783	52,359
McGraw Hill Financial, Inc.	2,478	193,780
Metro Pacific Investments Corp. (Philippines)	472,000	46,104
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	20,200	124,186
MSCI, Inc.*	2,448	107,027
Onex Corp. (Canada)	1,900	102,579
Pargesa Holding SA (Switzerland)	1,454	117,111
Pohjola Bank PLC (Finland) (Class A Stock)	6,308	126,480
Remgro Ltd. (South Africa)	13,157	260,980
Singapore Exchange Ltd. (Singapore)	12,000	69,199
Sofina SA (Belgium)	2,445	278,472
Warsaw Stock Exchange (Poland)	4,754	65,150
Zenkoku Hosho Co. Ltd. (Japan)	100	4,390

		12,112,358

Diversified Telecommunication Services — 1.1%
8x8, Inc.*	1,465	14,884
AT&T, Inc.	121,157	4,259,880
BCE, Inc. (Canada)	4,600	199,200
Belgacom SA (Belgium)	7,044	208,449
Bell Aliant, Inc. (Canada)	8,200	206,341
Bezeq Israeli Telecommunication Corp. Ltd. (The) (Israel)	84,088	142,602
CenturyLink, Inc.	19,886	633,369

COMMON STOCKS (continued)	Shares	Value (Note 2)

Diversified Telecommunication Services (continued)
China Communications Services Corp. Ltd. (China) (Class H Stock)	316,000	$195,952
China Telecom Corp. Ltd. (China) (Class H Stock)	1,702,000	859,875
China Unicom Hong Kong Ltd. (China)	496,000	745,528
Chorus Ltd. (New Zealand)	9,368	11,111
Chunghwa Telecom Co. Ltd. (Taiwan)	70,000	218,519
Colt Group SA (United Kingdom)*	19,386	41,219
Consolidated Communications Holdings, Inc.	1,789	35,118
Deutsche Telekom AG (Germany)	170,807	2,943,049
Elisa OYJ (Finland)	5,147	136,375
Frontier Communications Corp.	11,718	54,489
Hellenic Telecommunications Organization SA (Greece)*	23,113	307,845
HKT Trust/HKT Ltd. (Hong Kong)	62,000	61,347
iiNET Ltd. (Australia)	3,764	21,941
Iliad SA (France)	516	105,724
Inmarsat PLC (United Kingdom)	5,719	71,707
Iridium Communications, Inc.*	3,910	24,477
Jazztel PLC (Spain)*	6,431	68,909
Koninklijke KPN NV (Netherlands)*	104,482	337,592
KT Corp. (South Korea)*	9,230	276,511
LG Uplus Corp. (South Korea)*	9,240	94,207
M2 Telecommunications Group Ltd. (Australia)	5,854	32,856
Magyar Telekom Telecommunications PLC (Hungary)	162,346	236,157
Manitoba Telecom Services, Inc. (Canada)	2,800	78,260
Maroc Telecom SA (Morocco)	8,761	102,902
Netia SA (Poland)*	21,189	36,875
Nippon Telegraph & Telephone Corp. (Japan)	34,300	1,847,412
Orange SA (France)	150,142	1,864,040
Portugal Telecom SGPS SA (Portugal)	73,627	320,530
Premiere Global Services, Inc.*	1,423	16,493
Singapore Telecommunications Ltd. (Singapore)	145,000	421,677
SK Broadband Co. Ltd. (South Korea)*	12,348	51,260
Swisscom AG (Switzerland)	404	213,512
TDC A/S (Denmark)	32,377	314,053
Telecom Corp of New Zealand Ltd. (New Zealand)	44,317	84,122
Telecom Italia SpA (Italy)	1,957,933	1,952,374
Telecom Italia SpA-RSP (Italy)	1,232,628	967,170
Telefonica Czech Republic A/S (Czech Republic)	16,192	240,523
Telefonica Deutschland Holding AG (Germany)	28,546	235,921
Telefonica SA (Spain)	150,370	2,458,674
Telekom Austria AG (Austria)	14,148	107,127
Telekom Malaysia Bhd (Malaysia)	137,000	232,218
Telekomunikacja Polska SA (Poland)	110,643	358,915
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	2,311,000	409,021
Telenor ASA (Norway)	29,944	715,470
TeliaSonera AB (Sweden)	72,250	602,594
Telkom SA SOC Ltd. (South Africa)	30,477	81,500
Telstra Corp. Ltd. (Australia)	47,883	224,743
TELUS Corp. (Canada)	4,100	141,204

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Diversified Telecommunication Services (continued)
Tpg Telecom Ltd. (Australia)	11,328	$54,018
Turk Telekomunikasyon A/S (Turkey)	47,730	132,389
tw telecom, Inc.*	2,585	78,765
Verizon Communications, Inc.	41,468	2,037,738
Vivendi SA (France)	69,294	1,827,803
Xl Axiata Tbk PT (Indonesia)	172,500	73,801
Ziggo NV (Netherlands)	2,113	96,624

		30,924,961
Electric Utilities — 0.8%
Acciona SA (Spain)	2,004	115,441
Allete, Inc.	2,094	104,449
American Electric Power Co., Inc.	11,736	548,541
Centrais Eletricas Brasileiras SA (Brazil)	28,400	70,661
CEZ A/S (Czech Republic)	36,748	958,553
Cheung Kong Infrastructure Holdings Ltd. (Hong Kong)	16,000	101,139
Chubu Electric Power Co., Inc. (Japan)	35,500	458,938
Chugoku Electric Power Co., Inc. (The) (Japan)	13,200	205,528
Cia General de Electricidad SA (Chile)	21,173	114,438
Cleco Corp.	1,504	70,116
CLP Holdings Ltd. (Hong Kong)	45,000	355,921
Contact Energy Ltd. (New Zealand)	10,228	43,185
CPFL Energia SA (Brazil), ADR	9,200	147,292
Duke Energy Corp.	19,106	1,318,505
E.CL SA (Chile)	66,453	85,876
Edison International	8,036	372,067
EDP – Energias de Portugal SA (Portugal)	207,885	763,584
EDP – Energias do Brasil SA (Brazil)	25,400	122,196
El Paso Electric Co.	2,026	71,133
Electricite de France SA (France)	12,413	439,138
Elia System Operator SA/NV (Belgium)	5,347	247,946
Emera, Inc. (Canada)	5,600	161,160
Empire District Electric Co. (The)	2,348	53,276
Endesa SA (Spain)	6,007	192,688
Enel SpA (Italy)	647,292	2,824,403
Enersis SA (Chile), ADR	29,178	437,378
Entergy Corp.(a)	6,740	426,440
Equatorial Energia SA (Brazil)	19,100	187,418
EVN AG (Austria)	5,896	93,562
Exelon Corp.(a)	22,656	620,548
FirstEnergy Corp.	13,279	437,941
Fortis, Inc. (Canada)	6,300	180,593
Fortum OYJ (Finland)	15,062	344,588
Glow Energy PCL (Thailand)	25,200	54,066
Great Plains Energy, Inc.	4,448	107,820
Hawaiian Electric Industries, Inc.	3,206	83,548
Hokkaido Electric Power Co., Inc. (Japan)	7,800	89,760
Hokuriku Electric Power Co. (Japan)	10,800	146,669
Iberdrola SA (Spain)	261,900	1,671,390
IDACORP, Inc.	1,698	88,024
Infratil Ltd. (New Zealand)	21,537	40,225
ITC Holdings Corp.	1,088	104,252
Kansai Electric Power Co., Inc. (The) (Japan)	30,900	355,638
Korea Electric Power Corp. (South Korea)*	18,990	627,166
Kyushu Electric Power Co., Inc. (Japan)	17,100	218,397
Light SA (Brazil)	17,100	160,327
NextEra Energy, Inc.	8,232	704,824

COMMON STOCKS (continued)	Shares	Value (Note 2)

Electric Utilities (continued)
Northeast Utilities	7,581	$321,359
OGE Energy Corp.	3,828	129,769
Okinawa Electric Power Co., Inc. (The) (Japan)	1,900	63,953
Pepco Holdings, Inc.	5,453	104,316
PGE SA (Poland)	98,705	531,564
Pinnacle West Capital Corp.	2,352	124,468
PNM Resources, Inc.	2,649	63,894
Portland General Electric Co.	2,211	66,772
Power Assets Holdings Ltd. (Hong Kong)	22,000	175,130
PPL Corp.	12,729	383,016
Red Electrica Corp. SA (Spain)	3,022	201,749
Shikoku Electric Power Co., Inc. (Japan)	5,400	80,981
Southern Co. (The)	16,759	688,962
SSE PLC (United Kingdom)	15,604	354,590
Tauron Polska Energia SA (Poland)	232,825	337,422
Tenaga Nasional Bhd (Malaysia)	123,600	429,831
Terna Rete Elettrica Nazionale SpA (Italy)	50,248	250,944
Tohoku Electric Power Co., Inc. (Japan)	22,300	251,214
Tokyo Electric Power Co., Inc. (The) (Japan)*	37,500	184,766
Transmissora Alianca de Energia Eletrica SA (Brazil), UTS	10,000	77,143
TrustPower Ltd. (New Zealand)	18,672	99,967
UIL Holdings Corp.	1,917	74,284
Unitil Corp.	1,234	37,625
UNS Energy Corp.	1,659	99,291
Verbund AG (Austria)	5,312	113,400
Westar Energy, Inc.	3,612	116,198
Xcel Energy, Inc.	11,666	325,948

		22,815,304

Electrical Equipment — 0.1%
AMETEK, Inc.	2,421	127,514
Areva SA (France)*	3,339	87,394
Babcock & Wilcox Co. (The)	2,715	92,826
Brady Corp. (Class A Stock)	1,995	61,705
Emerson Electric Co.	9,521	668,184
Endo Lighting Corp. (Japan)	1,500	29,888
Futaba Corp. (Japan)	4,600	60,084
Generac Holdings, Inc.(a)	1,584	89,718
Legrand SA (France)	5,313	292,814
Mabuchi Motor Co. Ltd. (Japan)	1,300	77,359
Nidec Corp. (Japan)	2,800	275,841
Nippon Signal Co. Ltd. (Japan)	6,600	55,829
Nitto Kogyo Corp. (Japan)	3,300	55,937
Nordex SE (Germany)*	6,233	82,658
OSRAM Licht AG (Germany)*	4,634	261,376
PKC Group OYJ (Finland)	2,207	73,465
Prysmian SpA (Italy)	8,209	211,358
Roper Industries, Inc.	1,351	187,357
SGL Carbon SE (Germany)	1,755	69,585
Shihlin Electric & Engineering Corp. (Taiwan)	79,000	100,726
Teco Electric and Machinery Co. Ltd. (Taiwan)	76,000	87,307
TKH Group NV (Netherlands)	3,447	120,487
Ushio, Inc. (Japan)	7,300	97,031

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Electrical Equipment (continued)
Well Shin Technology Co. Ltd. (Taiwan)	21,000	$34,587

		3,301,030

Electronic Equipment, Instruments & Components — 0.5%
Amano Corp. (Japan)	4,800	44,087
Anritsu Corp. (Japan)	6,000	66,119
Anxin-China Holdings Ltd. (Hong Kong)	184,000	58,495
AV Tech Corp. (Taiwan)	1,000	2,824
Azbil Corp. (Japan)	3,300	76,916
Canon Electronics, Inc. (Japan)	2,800	51,571
Cheng Uei Precision Industry Co. Ltd. (Taiwan)	49,000	98,499
Citizen Holdings Co. Ltd. (Japan)	17,300	145,961
Dai-ichi Seiko Co. Ltd. (Japan)	2,600	31,393
Daiwabo Holdings Co. Ltd. (Japan)	18,000	35,252
Delta Electronics Thailand PCL (Thailand)	31,200	50,797
Delta Electronics, Inc. (Taiwan)	23,000	131,709
Digital China Holdings Ltd. (China)	134,000	158,249
Dolby Laboratories, Inc. (Class A Stock)*(a)	1,670	64,395
Domino Printing Sciences PLC (United Kingdom)	4,447	56,389
Elite Material Co. Ltd. (Taiwan)	105,000	88,273
Evertz Technologies Ltd. (Canada)	17,300	250,482
FIH Mobile Ltd. (China)*	526,000	283,539
FLIR Systems, Inc.	2,474	74,467
Fuji Electronics Co. Ltd. (Japan)	3,400	45,061
FUJIFILM Holdings Corp. (Japan)	34,500	979,284
Halma PLC (United Kingdom)	123,559	1,236,231
Hamamatsu Photonics KK (Japan)	2,300	92,035
Hirose Electric Co. Ltd. (Japan)	700	99,786
Hitachi High-Technologies Corp. (Japan)	12,600	317,230
Hitachi Ltd. (Japan)	177,000	1,342,041
Hollysys Automation Technologies Ltd. (China)*	25,385	480,538
Hon Hai Precision Industry Co. Ltd. (Taiwan)	321,000	865,834
Horiba Ltd. (Japan)	1,800	61,506
Hosiden Corp. (Japan)	7,600	41,099
Hoya Corp. (Japan)	13,300	369,898
Ingenico (France)	20,362	1,634,545
Ingram Micro, Inc. (Class A Stock)*	7,157	167,903
Ju Teng International Holdings Ltd. (Hong Kong)	136,000	90,150
Kapsch TrafficCom AG (Austria)	1,020	56,720
Keyence Corp. (Japan)	900	385,367
Kyocera Corp. (Japan)	14,500	724,878
Lotes Co. Ltd. (Taiwan)	14,000	30,737
Maruwa Co. Ltd. (Japan)	1,100	37,084
Murata Manufacturing Co. Ltd. (Japan)	6,300	560,280
NAM TAI Electronics, Inc. (China)	2,185	15,601
National Instruments Corp.	1,399	44,796
OSI Systems, Inc.*	506	26,874
Promate Electronic Co. Ltd. (Taiwan)	162,000	178,964
RealD, Inc.*(a)	1,586	13,544
Ryosan Co. Ltd. (Japan)	5,700	121,230
Ryoyo Electro Corp. (Japan)	200	2,057
Samsung Electro-Mechanics Co. Ltd. (South Korea)	1,870	129,618
Samsung SDI Co. Ltd. (South Korea)	1,291	198,773
Sanshin Electronics Co. Ltd. (Japan)	6,100	42,235

COMMON STOCKS (continued)	Shares	Value (Note 2)

Electronic Equipment, Instruments & Components (continued)
Shimadzu Corp. (Japan)	12,000	$104,473
Silitech Technology Corp. (Taiwan)	31,310	37,371
Sinbon Electronics Co. Ltd. (Taiwan)	124,000	166,497
Spectris PLC (United Kingdom)	13,175	559,831
Star Micronics Co. Ltd. (Japan)	3,100	36,172
Stars Microelectronics Thailand PCL (Thailand)*	243,100	55,713
Sunny Optical Technology Group Co. Ltd. (China)	72,000	70,219
SVI PCL (Thailand)	472,700	59,742
SYNNEX Corp.*	989	66,659
Synnex Technology International Corp. (Taiwan)	51,000	80,987
Taiyo Yuden Co. Ltd. (Japan)	12,400	162,061
Tech Data Corp.*	2,230	115,068
Tech Pro Technology Development Ltd. (Hong Kong)*	398,000	194,616
Toyo Corp. (Japan)	2,800	28,881
Uju Electronics Co. Ltd. (South Korea)	2,399	36,666
UKC Holdings Corp. (Japan)	2,200	36,286
Unimicron Technology Corp. (Taiwan)	70,000	53,174
Venture Corp. Ltd. (Singapore)	28,000	170,468
WT Microelectronics Co. Ltd. (Taiwan)	80,000	94,724
Yageo Corp. (Taiwan)	204,400	73,881

		14,364,805

Energy Equipment & Services — 0.2%
Anton Oilfield Services Group (China)	72,000	43,983
BW Offshore Ltd. (Norway)	33,054	39,568
Diamond Offshore Drilling, Inc.	1,951	111,051
Enerflex Ltd. (Canada)	30,400	429,277
Ensign Energy Services, Inc. (Canada)	10,900	171,670
Era Group, Inc.*	951	29,348
Eurasia Drilling Co. Ltd. (Russia), GDR	4,113	185,250
Forum Energy Technologies, Inc.*	2,282	64,489
Fred Olsen Energy ASA (Norway)	1,943	79,285
Fugro NV (Netherlands), CVA	9,598	572,538
Hilong Holding Ltd. (China)	62,000	53,253
Honghua Group Ltd. (China)	151,000	51,020
Mullen Group Ltd. (Canada)	2,200	58,798
Ocean Rig UDW, Inc. (Cyprus)*	2,802	53,939
Pacific Drilling SA*	2,245	25,728
ProSafe SE (Norway)	10,070	77,905
Saipem SpA (Italy)	12,519	268,479
Schoeller-Bleckmann Oilfield Equipment AG (Austria)	656	72,778
SEACOR Holdings, Inc.*(a)	1,164	106,157
Seadrill Ltd. (Norway)	8,770	359,434
Shawcor Ltd. (Canada)	8,700	347,918
Tecnicas Reunidas SA (Spain)	23,400	1,271,844
Tenaris SA (Luxembourg)	17,347	378,001
Tidewater, Inc.	1,615	95,721

		4,947,434

Food & Staples Retailing — 0.8%
Aeon Co. Ltd. (Japan)	32,600	441,948
Ain Pharmaciez, Inc. (Japan)	900	44,200
Alimentation Couche Tard, Inc. (Canada) (Class B Stock)	4,000	300,795
Almacenes Exito SA (Colombia)	7,545	117,280

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Food & Staples Retailing (continued)
Andersons, Inc. (The)	799	$71,247
Arcs Co. Ltd. (Japan)	2,600	49,803
Axfood AB (Sweden)	2,443	122,571
BIM Birlesik Magazalar A/S (Turkey)	5,685	114,813
Bizim Toptan Satis Magazalari A/S (Turkey)	4,089	45,042
Brasil Pharma SA (Brazil)*	17,800	51,003
Carrefour SA (France)	15,239	604,889
Casey’s General Stores, Inc.(a)	1,167	81,982
Casino Guichard Perrachon SA (France)	2,742	316,390
Cawachi Ltd. (Japan)	2,200	41,415
China Resources Enterprise Ltd. (China)	124,000	412,518
Cocokara Fine, Inc. (Japan)	1,500	39,501
Colruyt SA (Belgium)	1,855	103,645
Cosmos Pharmaceutical Corp. (Japan)	200	21,701
Costco Wholesale Corp.	7,063	840,568
CP ALL PCL (Thailand)	114,300	146,093
CVS Caremark Corp.	38,459	2,752,511
Delhaize Group SA (Belgium)	8,356	497,117
Distribuidora Internacional de Alimentacion SA (Spain)	174	1,558
E-Mart Co. Ltd. (South Korea)*	740	187,151
Empire Co. Ltd. (Canada) (Class A Stock)	1,200	81,992
Eurocash SA (Poland)	3,089	48,831
FamilyMart Co. Ltd. (Japan)	3,200	146,197
Fresh Market, Inc. (The)*	651	26,365
George Weston Ltd. (Canada)	1,800	131,325
Grupo Comercial Chedraui SA de CV (Mexico)	23,900	84,441
Harris Teeter Supermarkets, Inc.(a)	2,408	118,835
Heiwado Co. Ltd. (Japan)	4,300	61,583
ICA Gruppen AB (Sweden)*	1,500	46,917
J Sainsbury PLC (United Kingdom)	57,213	346,268
Jeronimo Martins SGPS SA (Portugal)	8,001	156,450
Kato Sangyo Co. Ltd. (Japan)	1,600	29,207
Kesko OYJ (Finland) (Class B Stock)	3,079	113,585
Koninklijke Ahold NV (Netherlands)	41,418	744,332
Kroger Co. (The)	13,255	523,970
Kusuri No Aoki Co. Ltd. (Japan)	600	33,540
Lawson, Inc. (Japan)	1,400	104,770
Loblaw Cos. Ltd. (Canada)	3,500	139,638
Magnit OJSC (Russia), GDR	11,180	740,675
MARR SpA (Italy)	40,506	672,266
Matsumotokiyoshi Holdings Co. Ltd. (Japan)	1,900	66,247
Metcash Ltd. (Australia)	39,502	111,555
Metro AG (Germany)	8,445	409,414
Metro, Inc. (Canada)	4,100	250,497
Ministop Co. Ltd. (Japan)	4,000	62,464
Mitsubishi Shokuhin Co. Ltd. (Japan)	1,400	34,025
Raia Drogasil SA (Brazil)	10,100	63,273
Safeway, Inc.	5,876	191,381
Seven & I Holdings Co. Ltd. (Japan)	24,500	975,502
Shoppers Drug Mart Corp. (Canada)	5,000	273,900
Siam Makro Pcl (Thailand)	38,000	33,536
Sligro Food Group NV (Netherlands)	2,702	104,861
Sugi Holdings Co. Ltd. (Japan)	1,200	48,750
Sun Art Retail Group Ltd. (China)	162,000	228,789
Sundrug Co. Ltd. (Japan)	1,300	58,069
Susser Holdings Corp.*	512	33,531
Sysco Corp.	12,625	455,763
Tesco PLC (United Kingdom)	218,358	1,212,622

COMMON STOCKS (continued)	Shares	Value (Note 2)

Food & Staples Retailing (continued)
Tsuruha Holdings, Inc. (Japan)	600	$55,091
United Natural Foods, Inc.*	1,279	96,424
UNY Group Holdings Co. Ltd. (Japan)	21,100	129,438
Valor Co. Ltd. (Japan)	5,100	67,383
Walgreen Co.	21,766	1,250,239
Wal-Mart de Mexico SAB de CV (Mexico) (Class V Stock)	236,200	619,784
Wal-Mart Stores, Inc.	42,649	3,356,050
Wesfarmers Ltd. (Australia)	27,389	1,078,386
Whole Foods Market, Inc.	3,839	222,009
WM Morrison Supermarkets PLC (United Kingdom)	109,241	472,886
Woolworths Ltd. (Australia)	20,321	615,345
Wumart Stores, Inc. (China) (Class H Stock)	44,000	71,496
X5 Retail Group NV (Russia), GDR*	11,317	189,277

		24,594,915

Food Products — 1.1%
AarhusKarlshamn AB (Sweden)	821	52,584
AGV Products Corp. (Taiwan)*	202,000	62,447
Ajinomoto Co., Inc. (Japan)	24,000	347,441
Archer-Daniels-Midland Co.	25,518	1,107,481
Aryzta AG (Switzerland)*	7,565	581,287
Asian Citrus Holdings Ltd. (Hong Kong)	169,853	46,693
Associated British Foods PLC (United Kingdom)	8,143	330,247
Astra Agro Lestari Tbk PT (Indonesia)	25,500	52,644
Astral Foods Ltd. (South Africa)	12,592	124,840
Austevoll Seafood ASA (Norway)	12,237	71,810
B&G Foods, Inc.	889	30,146
Barry Callebaut AG (Switzerland)*	90	113,096
Biostime International Holdings Ltd. (China)	9,500	84,844
Boulder Brands, Inc.*	2,111	33,480
BRF SA (Brazil)	23,500	490,569
Bumitama Agri Ltd. (Indonesia)	154,000	114,893
Bunge Ltd.	7,102	583,145
Calbee, Inc. (Japan)	1,500	36,428
Campbell Soup Co.(a)	2,988	129,321
Cermaq ASA (Norway)	4,301	76,585
Changshoushou Food Co. Ltd. (China)	47,000	60,546
Charoen Pokphand Foods PCL (Thailand)	226,100	220,183
China Foods Ltd. (China)*	152,000	64,607
China Mengniu Dairy Co. Ltd. (China)	78,000	370,973
China Minzhong Food Corp. Ltd. (China)	98,000	69,328
China Modern Dairy Holdings Ltd. (China)*	332,000	180,153
China Yurun Food Group Ltd. (China)*	294,000	189,237
CJ CheilJedang Corp. (South Korea)	358	94,085
ConAgra Foods, Inc.	11,023	371,475
Corbion NV (Netherlands)	4,207	89,226
Cranswick PLC (United Kingdom)	3,949	77,766
Daesang Corp. (South Korea)	1,300	47,400
Dairy Crest Group PLC (United Kingdom)	8,950	80,032
Danone SA (France)	15,428	1,113,010
Devro PLC (United Kingdom)	9,795	46,714
Dydo Drinco, Inc. (Japan)	1,100	46,144
Ebro Foods SA (Spain)	8,020	188,015
Flowers Foods, Inc.	3,951	84,828
Fresh Del Monte Produce, Inc.	3,150	89,145
Fuji Oil Co. Ltd. (Japan)	3,900	58,077
General Mills, Inc.	12,432	620,481

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Food Products (continued)
GFPT PCL (Thailand)*	155,300	$60,494
Goodman Fielder Ltd. (Australia)	45,894	28,121
GrainCorp Ltd. (Australia) (Class A Stock)	60,054	455,997
Greencore Group PLC (Ireland)	23,924	88,346
Gruma SAB de CV (Mexico) (Class B Stock)*	15,900	120,293
Grupo Bimbo SAB de CV (Mexico) (Class A Stock)	98,900	304,506
Hain Celestial Group, Inc. (The)*	1,081	98,133
Hershey Co. (The)	1,376	133,788
Hillshire Brands Co.	1,620	54,173
Hokuto Corp. (Japan)	2,800	52,536
Hormel Foods Corp.	3,226	145,718
House Foods Group, Inc. (Japan)	8,600	129,897
Indofood CBP Sukses Makmur Tbk PT (Indonesia)	76,000	63,817
Indofood Sukses Makmur Tbk PT (Indonesia)	340,000	184,770
Ingredion, Inc.	2,223	152,187
J.M. Smucker Co. (The)	3,178	329,304
Japfa Comfeed Indonesia Tbk PT (Indonesia)	335,500	33,707
JBS SA (Brazil)	67,500	250,917
Kagome Co. Ltd. (Japan)	7,200	117,729
Kellogg Co.	6,020	367,641
Kerry Group PLC (Ireland) (Class A Stock)	4,221	293,246
Kewpie Corp. (Japan)	5,900	81,943
KEY Coffee, Inc. (Japan)	8,800	132,292
Kikkoman Corp. (Japan)	7,000	132,359
Kraft Foods Group, Inc.	12,455	671,574
Kuala Lumpur Kepong Bhd (Malaysia)	14,900	113,268
Labixiaoxin Snacks Group Ltd. (China)	191,000	128,084
Leroy Seafood Group ASA (Norway)	2,155	63,140
Lien Hwa Industrial Corp. (Taiwan)	119,000	77,496
Lindt & Spruengli AG (Switzerland)	345	1,555,121
Lindt & Spruengli AG-REG (Switzerland)	2	107,841
Lotte Confectionery Co. Ltd. (South Korea)	37	67,034
Lotte Food Co. Ltd. (South Korea)	82	58,029
M Dias Branco SA (Brazil)	2,100	89,011
Malindo Feedmill Tbk PT (Indonesia)	125,500	32,818
Marfrig Alimentos SA (Brazil)*	35,800	60,697
Marine Harvest ASA (Norway)	150,079	183,070
McCormick & Co., Inc.	2,949	203,245
Megmilk Snow Brand Co. Ltd. (Japan)	5,600	70,529
MEIJI Holdings Co. Ltd. (Japan)	3,500	224,970
Minerva SA (Brazil)*	16,600	80,916
Mondelez International, Inc. (Class A Stock)	45,199	1,595,525
Nestle SA (Switzerland)	58,876	4,315,026
Nichirei Corp. (Japan)	12,000	61,202
Nippon Meat Packers, Inc. (Japan)	9,000	154,688
Nisshin Seifun Group, Inc. (Japan)	13,200	136,518
Nissin Foods Holdings Co. Ltd. (Japan)	2,300	97,063
NongShim Co. Ltd. (South Korea)	246	58,564
Nutreco NV (Netherlands)	25,386	1,262,308
O’Key Group SA (Luxembourg), GDR	4,250	49,938
Orion Corp. (South Korea)	50	45,019
Orkla ASA (Norway)	45,940	359,084
Padiberas Nasional Bhd (Malaysia)	1,600	1,716
Parmalat SpA (Italy)	40,508	137,963

COMMON STOCKS (continued)	Shares	Value (Note 2)

Food Products (continued)
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT (Indonesia)	424,500	$67,459
Post Holdings, Inc.*	1,982	97,653
PPB Group Bhd (Malaysia)	36,300	179,130
Rock Field Co. Ltd. (Japan)	2,600	46,512
Salmar ASA (Norway)*	3,844	46,899
Sanderson Farms, Inc.(a)	698	50,486
Sao Martinho SA (Brazil)	4,200	51,093
Saputo, Inc. (Canada)	3,400	154,884
SLC Agricola SA (Brazil)	7,100	61,392
Snyders-Lance, Inc.	1,498	43,023
Suedzucker AG (Germany)	7,523	203,235
Tate & Lyle PLC (United Kingdom)	10,690	143,401
Thai Union Frozen Products PCL (Thailand)	46,900	102,406
Thai Vegetable Oil PCL (Thailand)	133,800	75,329
Tiga Pilar Sejahtera Food Tbk (Indonesia)	232,000	27,318
Tingyi Cayman Islands Holding Corp. (China)	100,000	289,395
Tongaat Hulett Ltd. (South Africa)	7,517	81,476
Toyo Suisan Kaisha Ltd. (Japan)	4,000	120,163
TreeHouse Foods, Inc.*	1,519	104,689
Tyson Foods, Inc. (Class A Stock)	10,242	342,697
Ulker Biskuvi Sanayi A/S (Turkey)	10,436	73,824
Unilever NV (Netherlands), CVA	62,456	2,511,072
Unilever PLC (United Kingdom)	25,455	1,047,372
Uni-President China Holdings Ltd. (China)	90,000	91,782
Uni-President Enterprises Corp. (Taiwan)	60,300	108,813
Universal Robina Corp. (Philippines)	17,570	44,883
Vilmorin & Cie SA (France)	597	79,830
Viscofan SA (Spain)	1,963	111,666
Want Want China Holdings Ltd. (China)	204,000	295,258
Warabeya Nichiyo Co. Ltd. (Japan)	3,900	70,620
Wilmar International Ltd. (Singapore)	71,000	192,856
Yakult Honsha Co. Ltd. (Japan)	1,800	90,951
Yamazaki Baking Co. Ltd. (Japan)	12,000	123,098
Yashili International Holdings Ltd. (China)	158,000	97,372

		31,732,814

Gas Utilities — 0.2%
AGL Resources, Inc.	3,700	174,751
APA Group (Australia)	25,440	136,540
Atmos Energy Corp.	2,198	99,833
Aygaz A/S (Turkey)	17,123	65,256
China Gas Holdings Ltd. (China)	154,000	226,707
China Oil & Gas Group Ltd. (Hong Kong)	300,000	55,497
China Resources Gas Group Ltd. (China)	52,000	181,343
E1 Corp. (South Korea)	1,146	72,594
Enagas SA (Spain)	6,220	162,478
ENN Energy Holdings Ltd. (China)	64,000	474,329
Gas Natural SDG SA (Spain)	14,668	377,546
Hong Kong & China Gas Co. Ltd. (Hong Kong)	52,800	121,228
Korea District Heating Corp. (South Korea)	772	62,944
Korea Gas Corp. (South Korea)	1,986	125,534
Laclede Group, Inc. (The)	1,106	50,367
National Fuel Gas Co.	932	66,545
New Jersey Resources Corp.	1,145	52,945
Northwest Natural Gas Co.	1,611	68,983
ONEOK, Inc.	1,550	96,379
Osaka Gas Co. Ltd. (Japan)	71,000	278,861

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Gas Utilities (continued)
Perusahaan Gas Negara Persero Tbk PT (Indonesia)	514,500	$189,651
Piedmont Natural Gas Co., Inc.	1,710	56,704
Questar Corp.	2,407	55,337
Rubis SCA (France)	1,549	98,109
Samchully Co. Ltd. (South Korea)	728	87,607
Snam SpA (Italy)	90,975	508,494
Southwest Gas Corp.	1,408	78,721
Toho Gas Co. Ltd. (Japan)	15,000	73,018
Tokyo Gas Co. Ltd. (Japan)	76,000	374,582
Towngas China Co. Ltd. (Hong Kong)	64,000	74,308
UGI Corp.	1,804	74,794

		4,621,985

Health Care Equipment & Supplies — 0.4%
Abbott Laboratories	33,773	1,294,519
Ansell Ltd. (Australia)	2,741	50,588
Asahi Intecc Co. Ltd. (Japan)	17,200	642,956
Baxter International, Inc.	9,392	653,214
Becton, Dickinson and Co.	3,236	357,546
BioMerieux (France)	10,384	1,089,541
Biosensors International Group Ltd. (Singapore)	94,000	62,322
Boston Scientific Corp.*	24,656	296,365
C.R. Bard, Inc.	1,574	210,822
CareFusion Corp.*	6,874	273,723
Cochlear Ltd. (Australia)	803	42,308
Coloplast A/S (Denmark) (Class B Stock)	2,801	185,694
Cooper Cos., Inc. (The)	845	104,645
Covidien PLC	7,735	526,754
Cyberonics, Inc.*	103	6,748
DENTSPLY International, Inc.	2,259	109,516
DiaSorin SpA (Italy)	308	14,443
Edwards Lifesciences Corp.*	1,941	127,640
Eiken Chemical Co. Ltd. (Japan)	25,600	483,386
Elekta AB (Sweden) (Class B Stock)	6,517	99,731
Essilor International SA (France)	3,685	392,113
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	17,022	53,947
Getinge AB (Sweden) (Class B Stock)	3,213	110,135
Globus Medical, Inc. (Class A Stock)*	1,751	35,335
GN Store Nord A/S (Denmark)	6,129	150,626
Greatbatch, Inc.*	1,192	52,734
Haemonetics Corp.*	1,817	76,550
Hill-Rom Holdings, Inc.(a)	1,516	62,671
Hogy Medical Co. Ltd. (Japan)	900	47,394
Hologic, Inc.*(a)	6,139	137,207
IDEXX Laboratories, Inc.*	710	75,523
Integra Lifesciences Holdings Corp.*	718	34,256
Intuitive Surgical, Inc.*	502	192,808
Invacare Corp.	2,768	64,245
Masimo Corp.*(a)	1,599	46,739
Medtronic, Inc.	19,085	1,095,288
Mindray Medical International Ltd. (China), ADR(a)	9,500	345,420
Nihon Kohden Corp. (Japan)	700	24,430
Nipro Corp. (Japan)	7,200	65,180
Olympus Corp. (Japan)*	3,000	95,150
ResMed, Inc.(a)	2,294	108,002

COMMON STOCKS (continued)	Shares	Value (Note 2)

Health Care Equipment & Supplies (continued)
Shandong Weigao Group Medical Polymer Co. Ltd. (China) (Class H Stock)	100,000	$135,320
Smith & Nephew PLC (United Kingdom)	16,463	235,137
Sonova Holding AG (Switzerland)*	2,905	391,725
Sorin SpA (Italy)*	25,415	72,541
St. Jude Medical, Inc.	5,644	349,646
Stryker Corp.	4,629	347,823
Symmetry Medical, Inc.*	2,495	25,150
Sysmex Corp. (Japan)	600	35,439
Teleflex, Inc.	1,434	134,595
Terumo Corp. (Japan)	3,900	188,291
Thoratec Corp.*	1,497	54,790
Top Glove Corp. Bhd (Malaysia)	50,900	87,550
Varian Medical Systems, Inc.*	1,502	116,690
Volcano Corp.*	1,671	36,511
West Pharmaceutical Services, Inc.	2,408	118,136
William Demant Holding A/S (Denmark)*	759	73,762
Zimmer Holdings, Inc.	3,779	352,165

		12,653,485

Health Care Providers & Services — 0.5%
Acadia Healthcare Co., Inc.*(a)	1,232	58,311
Aetna, Inc.	8,548	586,307
Air Methods Corp.*	700	40,831
Alfresa Holdings Corp. (Japan)	2,300	114,160
AmerisourceBergen Corp.	5,019	352,886
Bangkok Dusit Medical Services PCL (Thailand) (Class F Stock)	12,000	42,909
Bioscrip, Inc.*	1,783	13,194
BML, Inc. (Japan)	1,600	54,172
Bumrungrad Hospital PCL (Thailand)	18,600	49,670
Cardinal Health, Inc.	7,010	468,338
Catamaran Corp.*	3,000	142,481
Celesio AG (Germany)	5,752	182,379
Centene Corp.*	1,054	62,133
Chemed Corp.(a)	435	33,330
CIGNA Corp.	6,494	568,095
DaVita HealthCare Partners, Inc.*	3,695	234,152
Diagnosticos da America SA (Brazil)	22,200	137,006
Express Scripts Holding Co.*	15,749	1,106,210
Fleury SA (Brazil)	13,500	105,288
Fresenius Medical Care AG & Co. KGaA (Germany)	10,574	754,202
Fresenius SE & Co. KGaA (Germany)	5,814	894,049
Hanger, Inc.*	1,120	44,061
Health Net, Inc.*	2,134	63,316
Healthways, Inc.*	623	9,563
Henry Schein, Inc.*	1,353	154,594
Humana, Inc.	4,302	444,052
KPJ Healthcare Bhd (Malaysia)	76,050	90,085
Laboratory Corp. of America Holdings*(a)	2,215	202,385
Leisureworld Sr. Care Corp. (Canada)	5,800	62,354
LifePoint Hospitals, Inc.*	1,853	97,913
Magellan Health Services, Inc.*	1,182	70,814
McKesson Corp.	4,381	707,093
Medipal Holdings Corp. (Japan)	9,900	130,694
MEDNAX, Inc.*	2,334	124,589
Miraca Holdings, Inc. (Japan)	1,800	84,917
Molina Healthcare, Inc.*	786	27,313
Nichii Gakkan Co. (Japan)	69,200	554,974

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Health Care Providers & Services (continued)
Odontoprev SA (Brazil)	25,900	$107,914
Omnicare, Inc.	2,932	176,976
Orpea (France)	2,316	134,715
Owens & Minor, Inc.	2,124	77,653
Patterson Cos., Inc.	2,296	94,595
Primary Health Care Ltd. (Australia)	25,303	112,101
Profarma Distribuidora de Produtos Farmaceuticos SA (Brazil)	11,000	86,909
Qualicorp SA (Brazil)*	17,000	162,128
Quest Diagnostics, Inc.(a)	3,830	205,058
Ramsay Health Care Ltd. (Australia)	2,015	77,983
Rhoen Klinikum AG (Germany)	7,813	228,457
Ryman Healthcare Ltd. (New Zealand)	18,429	119,059
Select Medical Holdings Corp.	3,739	43,410
Shanghai Pharmaceuticals Holding Co. Ltd. (China) (Class H Stock)	82,200	201,448
Ship Healthcare Holdings, Inc. (Japan)	800	31,065
Sinopharm Group Co. Ltd. (China) (Class H Stock)	58,400	168,015
Sonic Healthcare Ltd. (Australia)	9,981	148,122
Suzuken Co. Ltd. (Japan)	3,500	113,375
Synergy Health PLC (United Kingdom)	2,823	56,296
Team Health Holdings, Inc.*	1,236	56,300
Toho Holdings Co. Ltd. (Japan)	3,100	49,762
UnitedHealth Group, Inc.	21,631	1,628,814
Universal Health Services, Inc. (Class B Stock)	1,825	148,299
VCA Antech, Inc.*	2,807	88,028
WellPoint, Inc.	10,774	995,410

		14,180,712

Health Care Technology
Allscripts Healthcare Solutions, Inc.*	4,441	68,658
Cerner Corp.*	2,842	158,413
HMS Holdings Corp.*	1,300	29,549
M3, Inc. (Japan)	197	493,360
MedAssets, Inc.*	1,027	20,365
Quality Systems, Inc.	97	2,043

		772,388

Hotels, Restaurants & Leisure — 0.4%
Accordia Golf Co. Ltd. (Japan)	4,100	51,722
Ajisen China Holdings Ltd. (Hong Kong)	69,000	71,493
Aristocrat Leisure Ltd. (Australia)	85,154	357,780
Autogrill SpA (Italy)*	4,597	38,823
Berjaya Sports Toto Bhd (Malaysia)	70,800	87,541
BJ’s Restaurants, Inc.*	851	26,432
Bloomin’ Brands, Inc.*	1,498	35,967
Bob Evans Farms, Inc.	1,195	60,455
Brinker International, Inc.	696	32,253
Burger King Worldwide, Inc.	86	1,966
Carnival Corp.	19,361	777,731
Carnival PLC (United Kingdom)	14,384	595,473
Central Plaza Hotel PCL (Thailand)	36,500	30,546
Cheesecake Factory, Inc. (The)	43	2,076
Chipotle Mexican Grill, Inc.*	262	139,588
Compass Group PLC (United Kingdom)	27,038	434,094
Cracker Barrel Old Country Store, Inc.(a)	684	75,288
Crown Resorts Ltd. (Australia)	7,678	115,843
Darden Restaurants, Inc.(a)	3,054	166,046

COMMON STOCKS (continued)	Shares	Value (Note 2)

Hotels, Restaurants & Leisure (continued)
Doutor Nichires Holdings Co. Ltd. (Japan)	38,300	$638,966
Dunkin’ Brands Group, Inc.	1,606	77,409
Echo Entertainment Group Ltd. (Australia)	156,754	345,295
Greene King PLC (United Kingdom)	92,669	1,353,708
Gtech SpA (Italy)	4,807	146,502
HIS Co. Ltd. (Japan)	800	39,972
Hotel Shilla Co. Ltd. (South Korea)	979	61,709
International Meal Co. Holdings SA (Brazil)*	6,300	48,734
Intralot SA-Integrated Lottery Systems & Services (Greece)	19,952	50,541
Jack in the Box, Inc.*	1,845	92,287
Kangwon Land, Inc. (South Korea)	3,070	90,143
Kappa Create Holdings Co. Ltd. (Japan)	4,100	77,555
Kuoni Reisen Holding AG (Switzerland)*	189	85,263
Kura Corp. (Japan)	3,100	46,777
Ladbrokes PLC (United Kingdom)	16,817	49,977
Major Cineplex Group PCL (Thailand)	69,900	37,226
Marriott Vacations Worldwide Corp.*	1,456	76,819
Matsuya Foods Co. Ltd. (Japan)	2,300	37,820
McDonald’s Corp.	17,385	1,686,867
McDonald’s Holdings Co. Japan Ltd. (Japan)	3,400	86,824
Melia Hotels International SA (Spain)	4,952	63,631
Minor International PCL (Thailand)	77,100	48,569
OPAP SA (Greece)	19,415	258,515
Oriental Land Co. Ltd. (Japan)	1,200	173,057
OUE Ltd. (Singapore)	32,000	63,506
Panera Bread Co. (Class A Stock)*	311	54,951
Papa John’s International, Inc.	1,254	56,932
Plenus Co. Ltd. (Japan)	3,000	67,076
Rank Group PLC (United Kingdom)	1,620	3,622
Resorttrust, Inc. (Japan)	3,000	54,697
Restaurant Group PLC (United Kingdom)	7,059	69,248
REXLot Holdings Ltd. (Hong Kong)	1,180,442	160,093
Saizeriya Co. Ltd. (Japan)	4,600	56,321
Shangri-La Asia Ltd. (Hong Kong)	44,000	85,911
Six Flags Entertainment Corp.	3,068	112,964
SKYCITY Entertainment Group Ltd. (New Zealand)	45,614	139,996
Sodexo (France)	2,390	242,366
Starbucks Corp.	6,571	515,101
Tatts Group Ltd. (Australia)	41,052	113,814
Texas Roadhouse, Inc.(a)	1,698	47,204
Tim Hortons, Inc. (Canada)	3,700	215,922
Tokyo Dome Corp. (Japan)	9,000	59,693
WATAMI Co. Ltd. (Japan)	7,500	98,453
Whitbread PLC (United Kingdom)	3,491	217,261
William Hill PLC (United Kingdom)	14,117	94,109
Wowprime Corp. (Taiwan)	8,000	133,004
Yoshinoya Holdings Co. Ltd. (Japan)	6,400	78,296
Yum! Brands, Inc.	5,336	403,455
Zensho Holdings Co. Ltd. (Japan)	5,600	60,045

		11,979,323

Household Durables — 0.3%
Alpine Electronics, Inc. (Japan)	5,300	74,272
AmTRAN Technology Co. Ltd. (Taiwan)	85,000	57,678
Arcelik A/S (Turkey)	28,436	160,833
Bellway PLC (United Kingdom)	4,977	129,647

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Household Durables (continued)
Berkeley Group Holdings PLC (United Kingdom)	4,852	$213,917
Bovis Homes Group PLC (United Kingdom)	5,300	69,612
Casio Computer Co. Ltd. (Japan)	8,700	106,609
Coway Co. Ltd. (South Korea)	1,171	73,770
De’longhi SpA (Italy)	3,527	57,472
Direcional Engenharia SA (Brazil)	10,600	53,915
Dorel Industries, Inc. (Canada) (Class B Stock)	13,500	514,201
Electrolux AB (Sweden) (Class B Stock)	5,572	145,611
Even Construtora e Incorporadora SA (Brazil)	25,200	87,053
Ez Tec Empreendimentos e Participacoes SA (Brazil)	4,000	49,406
Forbo Holding AG (Switzerland)*	117	99,943
Funai Electric Co. Ltd. (Japan)	5,600	72,914
Garmin Ltd.(a)	3,536	163,434
GUD Holdings Ltd. (Australia)(a)	10,585	54,527
Haier Electronics Group Co. Ltd. (Hong Kong)	88,000	255,752
Hanssem Co. Ltd. (South Korea)	8,740	416,919
Haseko Corp. (Japan)*	13,800	105,142
Helen of Troy Ltd.*	1,358	67,235
Husqvarna AB (Sweden) (Class B Stock)	15,764	94,922
Iida Group Holdings Co. Ltd. (Japan)	32,454	647,785
Leggett & Platt, Inc.(a)	2,960	91,582
Metall Zug AG (Switzerland) (Class B Stock)	39	103,615
Misawa Homes Co. Ltd. (Japan)	2,400	36,924
Nexity SA (France)	26,771	1,010,263
NVR, Inc.*	74	75,925
PanaHome Corp. (Japan)	7,000	51,590
Panasonic Corp. (Japan)	59,700	695,936
Persimmon PLC (United Kingdom)*	62,426	1,283,435
Rinnai Corp. (Japan)	1,100	85,699
Sampo Corp. (Taiwan)	6,000	2,387
Sangetsu Co. Ltd. (Japan)	1,700	42,371
SEB SA (France)	1,209	109,349
Sekisui Chemical Co. Ltd. (Japan)	19,000	233,159
Sekisui House Ltd. (Japan)	31,000	433,789
Sharp Corp. (Japan)*	25,000	79,598
Skyworth Digital Holdings Ltd. (Hong Kong)	356,824	197,240
Steinhoff International Holdings Ltd. (South Africa)	81,068	349,288
Sumitomo Forestry Co. Ltd. (Japan)	9,000	104,795
Tatung Co. Ltd. (Taiwan)*	270,000	75,042
TCL Multimedia Technology Holdings Ltd. (China)	90,000	41,895
Token Corp. (Japan)	540	25,942
Tupperware Brands Corp.(a)	1,294	122,322

		9,024,715

Household Products — 0.3%
Church & Dwight Co., Inc.	2,853	189,097
Clorox Co. (The)(a)	1,593	147,767
Colgate-Palmolive Co.	6,567	428,234
Energizer Holdings, Inc.	1,671	180,869
Harbinger Group, Inc.*	2,412	28,582
Henkel AG & Co. KGaA (Germany)	4,282	446,439
Kimberly-Clark Corp.	6,421	670,738

COMMON STOCKS (continued)	Shares	Value (Note 2)

Household Products (continued)
Kimberly-Clark de Mexico SAB de CV (Mexico) (Class A Stock)	36,600	$103,943
LG Household & Health Care Ltd. (South Korea)	97	50,439
NVC Lighting Holdings Ltd. (China)	272,000	65,335
Pigeon Corp. (Japan)	700	33,950
Procter & Gamble Co. (The)	56,883	4,630,845
PZ Cussons PLC (United Kingdom)	8,548	53,294
Reckitt Benckiser Group PLC (United Kingdom)	8,239	654,475
Spectrum Brands Holdings, Inc.	1,004	70,832
Svenska Cellulosa AB (Sweden) (Class B Stock)	16,622	512,088
Unicharm Corp. (Japan)	2,500	142,646
Unilever Indonesia Tbk PT (Indonesia)	26,500	56,772
Vinda International Holdings Ltd. (China)	75,000	124,899

		8,591,244

Independent Power Producers & Energy Traders — 0.1%
Akenerji Elektrik Uretim A/S (Turkey)*	24,731	13,816
Calpine Corp.*	5,307	103,540
China Datang Corp. Renewable Power Co. Ltd. (China) (Class H Stock)	233,000	49,452
China Longyuan Power Group Corp. (China) (Class H Stock)	179,000	230,848
China Power International Development Ltd. (China)	445,000	158,673
China Resources Power Holdings Co. Ltd. (China)	232,000	550,642
Datang International Power Generation Co. Ltd. (China) (Class H Stock)	276,000	127,639
Drax Group PLC (United Kingdom)	7,495	99,448
EDP Renovaveis SA (Portugal)	31,698	168,371
Electric Power Development Co. Ltd. (Japan)	6,300	183,688
Empresa Nacional de Electricidad SA (Chile), ADR(a)	6,642	296,100
Enel Green Power SpA (Italy)	105,665	265,836
Huadian Power International Corp. Ltd. (China) (Class H Stock)	164,000	64,208
Huaneng Power International, Inc. (China) (Class H Stock)	384,000	348,139
Huaneng Renewables Corp. Ltd. (China) (Class H Stock)	278,000	133,799
NRG Energy, Inc.	7,894	226,716
Ratchaburi Electricity Generating Holding PCL (Thailand)	7,000	10,438
SPCG PCL (Thailand)*	51,700	29,893
Taiwan Cogeneration Corp. (Taiwan)	192,000	112,126
TransAlta Corp. (Canada)	5,600	71,064
Zorlu Enerji Elektrik Uretim A/S (Turkey)*	92,045	44,591

		3,289,027

Industrial Conglomerates — 0.6%
3M Co.	10,886	1,526,761
Aboitiz Equity Ventures, Inc. (Philippines)	54,030	66,534
Akfen Holding A/S (Turkey)	724	1,433
Beijing Enterprises Holdings Ltd. (China)	45,000	446,998
Berli Jucker PCL (Thailand)	17,100	25,237
Bidvest Group Ltd. (South Africa)	6,687	171,310

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Industrial Conglomerates (continued)
CJ Corp. (South Korea)	613	$67,802
Danaher Corp.	12,271	947,321
DCC PLC (Ireland)	2,298	112,982
Dogan Sirketler Grubu Holding A/S (Turkey)*	127,495	42,756
Enka Insaat ve Sanayi A/S (Turkey)	39,801	111,598
General Electric Co.	239,549	6,714,558
HAP Seng Consolidated Bhd (Malaysia)	118,300	108,711
Hopewell Holdings Ltd. (Hong Kong)	30,000	101,724
Hutchison Whampoa Ltd. (Hong Kong)	54,000	735,791
Jardine Matheson Holdings Ltd. (Hong Kong)	4,000	209,240
Jardine Strategic Holdings Ltd. (Hong Kong)	3,500	112,000
JG Summit Holdings, Inc. (Philippines)	102,400	89,074
Kombassan Holdings A/S (Turkey)*	22,406	25,039
Koninklijke Philips NV (Netherlands)	28,288	1,041,602
Nisshinbo Holdings, Inc. (Japan)	12,000	115,551
NWS Holdings Ltd. (Hong Kong)	29,000	44,264
Samsung Techwin Co. Ltd. (South Korea)	1,222	63,094
San Miguel Corp. (Philippines)	65,700	92,746
Shanghai Industrial Holdings Ltd. (China)	64,000	234,568
Siemens AG (Germany)	27,085	3,713,872
Sime Darby Bhd (Malaysia)	92,200	268,214
Smiths Group PLC (United Kingdom)	8,875	217,932
Tianjin Development Hldgs Ltd. (China)*	102,000	77,625
Turkiye Sise ve Cam Fabrikalari A/S (Turkey)	92,055	116,520
Yazicilar Holding A/S (Turkey) (Class A Stock)	7,701	67,222

		17,670,079

Insurance — 1.2%
ACE Ltd.	10,176	1,053,521
Admiral Group PLC (United Kingdom)	4,300	93,470
AIA Group Ltd. (Hong Kong)	133,800	673,481
Alleghany Corp.*	471	188,381
Allied World Assurance Co. Holdings AG	1,860	209,827
Allstate Corp. (The)	14,180	773,377
American Financial Group, Inc.	2,873	165,830
Amlin PLC (United Kingdom)	15,510	118,072
Amtrust Financial Services, Inc.(a)	1,300	42,497
AON PLC (United Kingdom)	5,589	468,861
Arch Capital Group Ltd.*	3,542	211,422
Argo Group International Holdings Ltd.	1,021	47,466
Arthur J Gallagher & Co.	2,016	94,611
Aspen Insurance Holdings Ltd.	4,611	190,480
Assicurazioni Generali SpA (Italy)	81,204	1,907,836
Assurant, Inc.	3,356	222,738
Axis Capital Holdings Ltd.	5,179	246,365
Baloise Holding AG (Switzerland)	1,414	180,305
BB Seguridade Participacoes SA (Brazil)	12,100	125,654
Beazley PLC (United Kingdom)	226,374	1,021,926
Brasil Insurance Participacoes e Administracao SA (Brazil)	6,300	48,734
Brown & Brown, Inc.	1,775	55,717
Catlin Group Ltd. (United Kingdom)	11,328	109,052
China Life Insurance Co. Ltd. (China) (Class H Stock)	579,000	1,824,890
China Taiping Insurance Holdings Co. Ltd. (China)*	110,200	225,625

COMMON STOCKS (continued)	Shares	Value (Note 2)

Insurance (continued)
Chubb Corp. (The)	7,433	$718,251
Cincinnati Financial Corp.	2,511	131,501
CNP Assurances SA (France)	6,499	133,270
Delta Lloyd NV (Netherlands)	45,806	1,137,543
Direct Line Insurance Group PLC (United Kingdom)	225,920	933,789
Discovery Ltd. (South Africa)	13,182	106,319
Dongbu Insurance Co. Ltd. (South Korea)	2,080	110,825
Endurance Specialty Holdings Ltd.	2,111	123,852
Euler Hermes SA (France)	725	99,838
Everest Re Group Ltd.	1,789	278,851
Fairfax Financial Holdings Ltd. (Canada)	700	279,479
Fidelity National Financial, Inc. (Class A Stock)(a)	5,659	183,635
First American Financial Corp.(a)	5,004	141,113
Gjensidige Forsikring ASA (Norway)	11,012	210,613
Great Eastern Holdings Ltd. (Singapore)	2,000	28,280
Great-West Lifeco, Inc. (Canada)	6,100	188,068
Grupo Catalana Occidente SA (Spain)	1,752	62,806
Hannover Rueckversicherung AG (Germany)	3,781	325,057
Hanover Insurance Group, Inc. (The)	2,330	139,124
Hanwha Life Insurance Co. Ltd. (South Korea)	13,570	97,787
HCC Insurance Holdings, Inc.	3,205	147,879
Hilltop Holdings, Inc.*	3,067	70,940
Hiscox Ltd. (United Kingdom)	6,434	74,155
Hyundai Marine & Fire Insurance Co. Ltd. (South Korea)	2,940	90,579
Industrial Alliance Insurance & Financial Services, Inc. (Canada)	3,700	163,535
Insurance Australia Group Ltd. (Australia)	48,009	249,965
Intact Financial Corp. (Canada)	5,800	378,768
Kemper Corp.	2,112	86,339
Korean Reinsurance Co. (South Korea)	8,170	88,741
Lancashire Holdings Ltd. (United Kingdom)	6,397	85,995
LIG Insurance Co. Ltd. (South Korea)	3,830	119,580
Loews Corp.	10,191	491,614
Mapfre SA (Spain)	38,042	163,177
Markel Corp.*	316	183,391
Marsh & McLennan Cos., Inc.	7,516	363,474
Meadowbrook Insurance Group, Inc.(a)	3,125	21,750
Mercuries Life Insurance Co. Ltd. (Taiwan)	86,920	62,219
Mercury General Corp.	3,142	156,189
Migdal Insurance & Financial Holding Ltd. (Israel)	38,444	67,823
Milano Assicurazioni SpA (Italy)*	106,612	116,309
MMI Holdings Ltd. (South Africa)	47,594	114,926
Montpelier Re Holdings Ltd.	3,403	99,027
Muenchener Rueckversicherungs AG (Germany)	10,069	2,220,928
NKSJ Holdings, Inc. (Japan)	16,100	448,121
Old Republic International Corp.	7,075	122,185
PartnerRe Ltd.	3,152	332,315
People’s Insurance Co. Group of China Ltd. (China) (Class H Stock)	316,000	153,308
Platinum Underwriters Holdings Ltd.	1,248	76,477
Porto Seguro SA (Brazil)	9,400	118,533
Power Corp. of Canada (Canada)	9,600	288,746
Power Financial Corp. (Canada)	4,300	145,728

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Insurance (continued)
Powszechny Zaklad Ubezpieczen SA (Poland)	3,514	$522,174
Primerica, Inc.	2,246	96,376
ProAssurance Corp.	2,961	143,549
Progressive Corp. (The)	8,389	228,768
QBE Insurance Group Ltd. (Australia)	31,889	328,956
Reinsurance Group of America, Inc.	3,542	274,186
RenaissanceRe Holdings Ltd.	2,146	208,892
Resolution Ltd. (United Kingdom)	43,629	256,094
RSA Insurance Group PLC (United Kingdom)	97,299	147,266
Sampo OYJ (Finland) (Class A Stock)	13,746	675,655
Samsung Fire & Marine Insurance Co. Ltd. (South Korea)	910	223,617
Samsung Life Insurance Co. Ltd. (South Korea)	3,721	367,130
Sanlam Ltd. (South Africa)	40,035	203,447
SCOR SE (France)	9,212	336,944
Shin Kong Financial Holding Co. Ltd. (Taiwan)	328,265	113,700
Societa Cattolica di Assicurazioni Scrl (Italy)	4,352	117,287
Sony Financial Holdings, Inc. (Japan)	6,600	120,224
St James’s Place PLC (United Kingdom)	81,553	985,726
StanCorp Financial Group, Inc.	1,206	79,897
Stewart Information Services Corp.	1,044	33,690
Sul America SA (Brazil), UTS	18,800	117,856
Suncorp Group Ltd. (Australia)	41,551	487,718
Symetra Financial Corp.	4,002	75,878
Talanx AG (Germany)*	2,031	68,931
Tokio Marine Holdings, Inc. (Japan)	27,900	933,804
Topdanmark A/S (Denmark)*	3,615	95,267
Torchmark Corp.	2,387	186,544
Tower Group International Ltd.	1,753	5,925
Travelers Cos., Inc. (The)	11,573	1,047,819
Tryg A/S (Denmark)	1,076	104,049
Unipol Gruppo Finanziario SpA (Italy)	33,913	202,393
Validus Holdings Ltd.	5,778	232,796
Vienna Insurance Group AG Wiener Versicherung Gruppe (Austria)	3,011	150,484
W.R. Berkley Corp.	5,106	221,549
Willis Group Holdings PLC	2,912	130,487
Zurich Insurance Group AG (Switzerland)*	4,515	1,309,640

		33,867,573

Internet & Catalog Retail — 0.1%
Amazon.com, Inc.*	1,227	489,315
ASKUL Corp. (Japan)	1,600	46,871
Ctrip.com International Ltd. (China), ADR*(a)	5,400	267,948
HomeAway, Inc.*	915	37,405
HSN, Inc.	631	39,311
Liberty Ventures (Class A Stock)*	1,274	156,180
Netflix, Inc.*	221	81,366
priceline.com, Inc.*	663	770,671
Rakuten, Inc. (Japan)	12,300	183,558
Start Today Co. Ltd. (Japan)	900	22,379
TripAdvisor, Inc.*	1,117	92,521

		2,187,525

COMMON STOCKS (continued)	Shares	Value (Note 2)

Internet Software & Services — 0.5%
Angie’s List, Inc.*(a)	362	$5,484
AOL, Inc.*	2,601	121,259
Baidu, Inc. (China), ADR*	11,000	1,956,680
Bankrate, Inc.*(a)	2,194	39,360
Blucora, Inc.*	1,983	57,824
carsales.com Ltd. (Australia)	2,334	21,292
CoStar Group, Inc.*	107	19,750
Dena Co. Ltd. (Japan)(a)	5,700	120,159
Digital River, Inc.*	2,709	50,117
eBay, Inc.*	19,779	1,085,669
Facebook, Inc. (Class A Stock)*	10,290	562,451
GMO internet, Inc. (Japan)	63,100	830,918
Google, Inc. (Class A Stock)*	4,591	5,145,180
Gree, Inc. (Japan)(a)	6,100	60,183
IAC/InterActiveCorp.	1,419	97,471
j2 Global, Inc.(a)	1,232	61,612
Kakaku.com, Inc. (Japan)	2,100	36,889
Liquidity Services, Inc.*	762	17,267
Mail.ru Group Ltd. (Russia), GDR	6,008	267,927
NAVER Corp. (South Korea)*	412	283,921
NetEase, Inc. (China), ADR(a)	5,600	440,160
NIC, Inc.	1,542	38,350
Responsys, Inc.*	900	24,669
SINA Corp. (China)*	2,300	193,775
Telecity Group PLC (United Kingdom)	111,058	1,336,010
Tencent Holdings Ltd. (China)	27,000	1,728,742
Trulia, Inc.*(a)	380	13,403
VistaPrint NV (Netherlands)*	1,154	65,605
WebMD Health Corp.*(a)	922	36,419
Xoom Corp.*	476	13,028
Yahoo! Japan Corp. (Japan)	21,600	120,450
Yahoo!, Inc.*	21,932	886,930

		15,738,954

IT Services — 0.6%
Accenture PLC (Class A Stock)	8,863	728,716
Acxiom Corp.*	1,872	69,227
Amadeus IT Holding SA (Spain) (Class A Stock)	9,781	418,974
Amdocs Ltd.	7,110	293,216
Atea ASA (Norway)	10,033	98,946
AtoS (France)	2,439	220,983
Automatic Data Processing, Inc.	6,093	492,375
Bechtle AG (Germany)	68	4,636
Booz Allen Hamilton Holding Corp.	3,134	60,016
Broadridge Financial Solutions, Inc.	3,346	132,234
CACI International, Inc. (Class A Stock)*(a)	1,182	86,546
Cap Gemini SA (France)	27,168	1,838,884
Cardtronics, Inc.*	1,103	47,925
CGI Group, Inc. (Canada) (Class A Stock)*	5,900	197,398
Chinasoft International Ltd. (China)*	6,000	1,559
Cielo SA (Brazil)	5,800	161,394
Computer Sciences Corp.	2,656	148,417
Computershare Ltd. (Australia)	111,861	1,139,905
Convergys Corp.	3,879	81,653
Davis & Henderson Corp. (Canada)	3,600	100,959
DST Systems, Inc.	662	60,070
EOH Holdings Ltd. (South Africa)	11,521	88,412
EPAM Systems, Inc.*	985	34,416
ExlService Holdings, Inc.*	81	2,237

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

IT Services (continued)
Fidelity National Information Services, Inc.	7,152	$383,919
Fiserv, Inc.*	4,942	291,825
FleetCor Technologies, Inc.*	800	93,736
Forrester Research, Inc.	1,005	38,451
Fujitsu Ltd. (Japan)	99,000	513,085
Gartner, Inc.*	1,511	107,357
Gemalto NV (Netherlands)	2,145	236,100
Genpact Ltd.*	3,725	68,428
Global Payments, Inc.	1,820	118,282
Heartland Payment Systems, Inc.	725	36,134
Indra Sistemas SA (Spain)	6,171	103,302
International Business Machines Corp.	18,269	3,426,716
interXion Holding NV (Netherlands)*	1,993	47,055
Iress Ltd. (Australia)	9,743	82,226
IT Holdings Corp. (Japan)	7,700	121,607
Itochu Techno-Solutions Corp. (Japan)	1,600	64,853
Jack Henry & Associates, Inc.	800	47,368
Leidos Holdings, Inc.	2,536	117,899
Lender Processing Services, Inc.	2,199	82,199
MasterCard, Inc. (Class A Stock)	1,219	1,018,426
MAXIMUS, Inc.	1,717	75,531
NEC Networks & System Integration Corp. (Japan)	2,600	62,816
NET One Systems Co. Ltd. (Japan)	12,700	83,454
NeuStar, Inc. (Class A Stock)*	1,539	76,735
Nihon Unisys Ltd. (Japan)	5,100	44,826
Nomura Research Institute Ltd. (Japan)	3,300	104,289
NS Solutions Corp. (Japan)	1,000	22,122
NTT Data Corp. (Japan)	4,500	166,246
Obic Co. Ltd. (Japan)	2,400	70,914
Otsuka Corp. (Japan)	500	63,877
Paychex, Inc.	4,654	211,897
Recall Holdings Ltd. (Australia)*	4,460	16,167
Science Applications International Corp.(a)	1,449	47,918
SCSK Corp. (Japan)	29,000	761,180
SK C&C Co. Ltd. (South Korea)	746	95,558
SMS Management & Technology Ltd. (Australia)	9,900	35,331
Teradata Corp.*(a)	2,361	107,402
Tieto OYJ (Finland)	4,280	96,935
Total System Services, Inc.	2,894	96,312
Travelsky Technology Ltd. (China) (Class H Stock)	36,000	35,554
Vantiv, Inc. (Class A Stock)*(a)	2,398	78,199
Visa, Inc. (Class A Stock)	7,365	1,640,038
Western Union Co. (The)	10,923	188,422
Wirecard AG (Germany)	3,404	134,739

		17,824,528

Leisure Equipment & Products — 0.1%
Accell Group (Netherlands)	2,844	52,428
Amer Sports OYJ (Finland)	4,678	97,262
Daikoku Denki Co. Ltd. (Japan)	1,000	20,502
Goodbaby International Holdings Ltd. (China)	109,000	60,592
Hasbro, Inc.	2,410	132,574
Heiwa Corp. (Japan)	3,300	53,421
Mars Engineering Corp. (Japan)	1,800	33,323
Mattel, Inc.	7,240	344,479
Namco Bandai Holdings, Inc. (Japan)	9,200	204,263

COMMON STOCKS (continued)	Shares	Value (Note 2)

Leisure Equipment & Products (continued)
Nikon Corp. (Japan)	14,600	$279,017
Sankyo Co. Ltd. (Japan)	2,500	115,303
Sega Sammy Holdings, Inc. (Japan)	5,500	140,168
Shimano, Inc. (Japan)	1,500	128,774
Smith & Wesson Holding Corp.*(a)	1,481	19,979
Sturm Ruger & Co., Inc.(a)	593	43,342
Tamron Co. Ltd. (Japan)	1,200	29,109
Tomy Co. Ltd. (Japan)	8,900	39,677
Universal Entertainment Corp. (Japan)	1,100	20,376
Yamaha Corp. (Japan)	8,900	141,496

		1,956,085

Life Sciences Tools & Services — 0.1%
Cambrex Corp.*	875	15,601
Charles River Laboratories International, Inc.*	1,323	70,172
Covance, Inc.*	965	84,978
Eurofins Scientific SE (France)	48	12,992
Gerresheimer AG (Germany)	1,501	105,168
ICON PLC (Ireland)*	1,296	52,371
Illumina, Inc.*(a)	1,141	126,217
Life Technologies Corp.*	3,721	282,052
Lonza Group AG (Switzerland)*	1,326	126,014
Mettler-Toledo International, Inc.*	309	74,960
PerkinElmer, Inc.	2,279	93,963
QIAGEN NV (Netherlands)*	9,507	221,952
Techne Corp.	1,169	110,669
Thermo Fisher Scientific, Inc.(a)	6,945	773,326
Waters Corp.*	1,354	135,400

		2,285,835

Machinery — 0.5%
Alfa Laval AB (Sweden)	5,621	144,421
Andritz AG (Austria)	3,412	213,828
Atlas Copco AB (Sweden) (Class A Stock)	9,072	251,894
Atlas Copco AB (Sweden) (Class B Stock)	989	25,142
Blount International, Inc.*	1,660	24,020
Bodycote PLC (United Kingdom)	107,833	1,196,398
Burckhardt Compression Holding AG (Switzerland)	32	14,026
China International Marine Containers Group Co. Ltd. (China) (Class H Stock)	45,700	97,533
CIMC Enric Holdings Ltd. (China)	34,000	54,960
CLARCOR, Inc.	983	63,256
Construcciones y Auxiliar de Ferrocarriles SA (Spain)	214	113,172
CSR Corp. Ltd. (China) (Class H Stock)	173,000	142,281
Donaldson Co., Inc.	2,459	106,868
Duerr AG (Germany)	1,137	101,603
Duro Felguera SA (Spain)	14,063	94,798
Ebara Corp. (Japan)	99,000	637,305
FANUC Corp. (Japan)	2,600	476,426
Ferreycorp SAA (Peru)	26,281	18,136
Fuji Machine Manufacturing Co. Ltd. (Japan)	4,200	34,841
Fujitec Co. Ltd. (Japan)	4,000	51,994
GEA Group AG (Germany)	8,541	407,283
Glory Ltd. (Japan)	3,300	85,642
Haitian International Holdings Ltd. (China)	187,000	422,507
Hitachi Zosen Corp. (Japan)	9,000	68,969

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Machinery (continued)
Hoshizaki Electric Co. Ltd. (Japan)	1,800	$64,009
Hydraulic Machines and Systems Group PLC (Russia), GDR	18,597	46,493
Illinois Tool Works, Inc.	7,747	651,368
Interpump Group SpA (Italy)	8,479	101,762
Iochpe-Maxion SA (Brazil)	6,400	70,938
ITT Corp.	1,540	66,867
Koenig & Bauer AG (Germany)	2,088	37,045
Komori Corp. (Japan)	31,000	528,595
Kone OYJ (Finland) (Class B Stock)	6,140	276,907
Krones AG (Germany)	800	68,771
Kurita Water Industries Ltd. (Japan)	5,600	116,173
Kyokuto Kaihatsu Kogyo Co. Ltd. (Japan)	5,500	70,971
MAN SE (Germany)	1,897	232,917
Metka SA (Greece)	1,653	26,033
Mitsubishi Heavy Industries Ltd. (Japan)	96,000	594,583
New Melrose PLC (United Kingdom)	271,042	1,375,091
Oiles Corp. (Japan)	2,800	56,609
Pall Corp.	1,588	135,536
Pfeiffer Vacuum Technology AG (Germany)	509	69,292
Rechi Precision Co. Ltd. (Taiwan)	104,000	111,699
Rotork PLC (United Kingdom)	1,110	52,835
Sany Heavy Equipment International Holdings Co. Ltd. (China)	152,000	47,805
Scania AB (Sweden) (Class B Stock)	5,621	110,168
Schindler Holding AG (Switzerland)	458	67,424
Schweiter Technologies AG (Switzerland)	135	102,455
Shin Zu Shing Co. Ltd. (Taiwan)	16,000	40,001
Shinmaywa Industries Ltd. (Japan)	36,000	312,565
Sinotruk Hong Kong Ltd. (China)	86,000	48,340
Sintokogio Ltd. (Japan)	4,700	35,298
SKF AB (Sweden) (Class B Stock)	5,772	151,373
SMC Corp. (Japan)	1,300	328,105
SNC Former PCL (Thailand)	64,200	30,732
Spirax-Sarco Engineering PLC (United Kingdom)	25,348	1,258,048
Tadano Ltd. (Japan)	4,000	53,738
Toro Co. (The)	1,669	106,148
Toshiba Machine Co. Ltd. (Japan)	116,000	671,226
Vard Holdings Ltd. (Norway)*	46,000	29,823
Vossloh AG (Germany)	602	60,138
Wartsila OYJ Abp (Finland)	3,155	155,546
WEG SA (Brazil)	10,800	142,642
Xylem, Inc.	5,715	197,739
Yangzijiang Shipbuilding Holdings Ltd. (China)	326,000	306,822

		13,857,933

Marine
Clarkson PLC (United Kingdom)	2,253	74,655
Costamare, Inc. (Greece)	2,929	53,513
Diana Shipping, Inc. (Greece)*(a)	16,737	222,435
Kuehne & Nagel International AG (Switzerland)	653	85,830
Navios Maritime Holdings, Inc.	10,251	114,401
Orient Overseas International Ltd. (Hong Kong)	48,000	241,578
Safe Bulkers, Inc. (Greece), ADR	5,708	59,363
Stolt-Nielsen Ltd. (Norway)	3,470	95,542
Wilh Wilhelmsen ASA (Norway)	10,038	93,955

COMMON STOCKS (continued)	Shares	Value (Note 2)

Marine (continued)
Wisdom Marine Lines Co. Ltd. (Taiwan)	115,500	$135,440

		1,176,712

Media — 0.8%
Aimia, Inc. (Canada)	30,900	567,530
Asatsu-DK, Inc. (Japan)	2,100	49,404
Avex Group Holdings, Inc. (Japan)	1,900	40,919
Axel Springer AG (Germany)	2,102	135,329
BEC World PCL (Thailand)	48,500	74,536
British Sky Broadcasting Group PLC (United Kingdom)	10,091	141,035
Carmike Cinemas, Inc.*	637	17,734
Charter Communications, Inc. (Class A Stock)*	340	46,498
Cheil Worldwide, Inc. (South Korea)*	190	4,960
Cinemark Holdings, Inc.	2,659	88,624
Cineplex, Inc. (Canada)	2,800	116,138
Cineworld Group PLC (United Kingdom)	12,068	76,014
Cogeco Cable, Inc. (Canada)	1,400	63,236
Comcast Corp. (Class A Stock)	59,362	3,084,746
Corus Entertainment, Inc. (Canada) (Class B Stock)	3,800	92,008
CyberAgent, Inc. (Japan)	1,700	69,246
Cyfrowy Polsat SA (Poland)*	7,759	51,035
Daiichikosho Co. Ltd. (Japan)	25,300	715,370
Dentsu, Inc. (Japan)	6,500	265,841
Discovery Communications, Inc. (Class A Stock)*	5,003	452,371
DISH Network Corp. (Class A Stock)*	644	37,300
DreamWorks Animation SKG, Inc. (Class A Stock)*	2,663	94,537
Eutelsat Communications SA (France)	4,575	142,751
Fuji Media Holdings, Inc. (Japan)	3,400	69,628
GFK SE (Germany)	19,740	1,094,539
Global Mediacom Tbk PT (Indonesia)	270,000	42,197
Graham Holdings Co. (Class B Stock)*	5	3,317
Grupo Televisa SAB (Mexico), ADR	27,200	823,072
Hakuhodo DY Holdings, Inc. (Japan)	11,000	85,280
IPSOS (France)	1,656	70,945
JCDecaux SA (France)	32,722	1,350,873
Kadokawa Corp (Japan)	1,400	47,481
Kinepolis Group NV (Belgium)	613	97,022
KT Skylife Co. Ltd. (South Korea)	12,390	347,357
Lagardere SCA (France)	5,549	206,277
Liberty Media Corp. (Class A Stock)*	1,542	225,826
Lions Gate Entertainment Corp.	1,819	57,590
Madison Square Garden Co. (The) (Class A Stock)*	1,569	90,343
Media Nusantara Citra Tbk PT (Indonesia)	970,000	210,128
Mediaset Espana Comunicacion SA (Spain)*	6,934	80,113
Meredith Corp.	1,303	67,495
Metropole Television SA (France)	52,475	1,201,783
MNC Investama Tbk PT (Indonesia)	1,328,500	37,172
Multiplus SA (Brazil)	2,700	34,241
Naspers Ltd. (South Africa) (Class N Stock)	4,778	500,135
News Corp. (Class A Stock)*	24,611	443,490
Nippon Television Holdings, Inc. (Japan)	2,600	46,944
Omnicom Group, Inc.	4,737	352,291
Pearson PLC (United Kingdom)	23,712	528,681

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Media (continued)
Promotora de Informaciones SA (Spain) (Class A Stock)*	31,758	$17,476
Publicis Groupe SA (France)	4,696	430,274
Quebecor, Inc. (Canada) (Class B Stock)	3,400	84,628
REA Group Ltd.	1,520	51,342
Reed Elsevier NV (Netherlands)	13,935	296,172
Reed Elsevier PLC (United Kingdom)	15,691	234,011
Schibsted ASA (Norway)	1,596	105,768
Scholastic Corp.	1,134	38,567
Scripps Networks Interactive, Inc. (Class A Stock)	1,585	136,960
SES SA (Luxembourg)	7,154	231,765
Shaw Communications, Inc. (Canada) (Class B Stock)	7,700	187,381
Singapore Press Holdings Ltd. (Singapore)	34,000	111,103
Sky Network Television Ltd. (New Zealand)	22,160	106,531
SKY Perfect JSAT Holdings, Inc. (Japan)	14,800	80,105
Television Broadcasts Ltd. (Hong Kong)	12,500	83,730
Thomson Reuters Corp. (Canada)	8,200	310,091
Time Warner Cable, Inc.	4,743	642,677
Time Warner, Inc.	21,187	1,477,158
Toei Co. Ltd. (Japan)	7,000	39,638
Toho Co. Ltd. (Japan)	5,000	109,999
Tokyo Broadcasting System Holdings, Inc. (Japan)	3,100	38,536
TV Asahi Corp. (Japan)	2,200	48,798
Viacom, Inc. (Class B Stock)	8,328	727,368
Walt Disney Co. (The)	33,418	2,553,135
Wiley, (John) & Sons, Inc. (Class A Stock)	2,291	126,463
Wolters Kluwer NV (Netherlands)	9,179	262,101
Woongjin Thinkbig Co. Ltd. (South Korea)*	4,400	28,796
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA (Portugal)	201,766	1,500,002

		24,601,957

Metals & Mining — 0.5%
Acerinox SA (Spain)	9,212	117,368
African Barrick Gold PLC (United Kingdom)	10,787	33,353
Agnico-Eagle Mines Ltd. (Canada)	5,200	137,214
Alamos Gold, Inc. (Canada)	26,500	321,069
AMAG Austria Metall AG (Austria)	1,807	53,894
Anglogold Ashanti Ltd. (South Africa), ADR	18,650	218,578
ArcelorMittal (Luxembourg)	49,607	886,092
Arrium Ltd. (Australia)	423,840	665,583
Asahi Holdings, Inc. (Japan)	3,800	64,627
AuRico Gold, Inc. (Canada)	15,500	56,907
Aurubis AG (Germany)	2,140	130,588
B2Gold Corp. (Canada)*(a)	16,400	33,657
Barrick Gold Corp. (Canada)	47,800	841,928
Boliden AB (Sweden)	33,400	512,074
Capstone Mining Corp. (Canada)*	107,300	303,036
Centerra Gold, Inc. (Canada)	11,900	48,395
China Hongqiao Group Ltd. (China)	268,500	185,221
China Metal Products Co. Ltd. (Taiwan)	14,000	19,345
China Precious Metal Resources Holdings Co. Ltd. (Hong Kong)*	306,000	46,960
China Steel Corp. (Taiwan)	243,680	220,959
China Zhongwang Holdings Ltd. (China)*	223,200	69,188
Cia de Minas Buenaventura SA (Peru), ADR	31,862	357,492

COMMON STOCKS (continued)	Shares	Value (Note 2)

Metals & Mining (continued)
Dominion Diamond Corp. (Canada)*	14,700	$210,623
DRDGOLD Ltd. (South Africa), ADR	7,088	26,155
Eldorado Gold Corp. (Canada)	22,400	127,157
Eregli Demir ve Celik Fabrikalari TAS (Turkey)	220,145	264,481
Feng Hsin Iron & Steel Co. (Taiwan)	1,000	1,835
Franco-Nevada Corp. (Canada)	2,900	118,184
G J Steel PCL (Thailand)*	5,267,700	9,618
Gold Fields Ltd. (South Africa), ADR	46,859	149,949
Goldcorp, Inc. (Canada)	26,900	583,456
Harmony Gold Mining Co. Ltd. (South Africa), ADR	42,578	107,722
Hunan Nonferrous Metal Corp. Ltd. (China) (Class H Stock)*	212,000	66,495
IAMGOLD Corp. (Canada)	18,900	62,807
Industrias CH SAB de CV (Mexico) (Class B Stock)*	11,500	77,571
Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S (Turkey) (Class D Stock)*	86,340	42,592
Kinross Gold Corp. (Canada)	52,200	228,506
Koza Altin Isletmeleri A/S (Turkey)	5,098	52,691
Kyoei Steel Ltd. (Japan)	2,200	41,550
Maruichi Steel Tube Ltd. (Japan)	3,600	90,934
MMC Norilsk Nickel OJSC (Russia), ADR(a)	81,170	1,356,351
Mytilineos Holdings SA (Greece)*	7,068	55,244
New Gold, Inc. (Canada)*	40,100	209,890
Newmont Mining Corp.	14,785	340,499
Osisko Mining Corp. (Canada)*	14,300	63,406
Pan American Silver Corp. (Canada)	6,700	78,274
PanAust Ltd. (Australia)	201,078	326,204
Polyus Gold International Ltd. (Russia)	30,137	99,492
POSCO (South Korea)	3,066	954,024
Randgold Resources Ltd. (United Kingdom)	1,505	94,639
Royal Gold, Inc.	1,195	55,054
Salzgitter AG (Germany)	17,282	736,998
Stillwater Mining Co.*(a)	18,230	224,958
STP & I PCL (Thailand)	88,600	42,521
Tahoe Resources, Inc. (Canada)*	1,500	24,952
Tiangong International Co. Ltd. (China)	154,000	44,631
Tokyo Steel Manufacturing Co. Ltd. (Japan)	11,300	58,673
Tung Ho Steel Enterprise Corp. (Taiwan)	113,000	99,498
UACJ Corp. (Japan)	197,000	746,272
Vale SA (Brazil), ADR	82,500	1,258,125
Viohalco SA (Belgium)*	13,457	68,683
Voestalpine AG (Austria)	7,254	348,587
Yamana Gold, Inc. (Canada)	24,000	206,957
Yodogawa Steel Works Ltd. (Japan)	9,000	38,775
Zhaojin Mining Industry Co. Ltd. (China) (Class H Stock)	96,500	55,540

		15,174,101

Multiline Retail — 0.2%
Big Lots, Inc.*(a)	1,641	52,988
Can Do Co. Ltd. (Japan)	2,100	30,401
Canadian Tire Corp. Ltd. (Canada) (Class A Stock)	3,100	290,345
David Jones Ltd. (Australia)(a)	239,742	647,962
Dollar General Corp.*	6,665	402,033
Dollar Tree, Inc.*(a)	4,452	251,182
Dollarama, Inc. (Canada)	1,400	116,257

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Multiline Retail (continued)
Don Quijote Holdings Co. Ltd. (Japan)	1,500	$90,930
El Puerto de Liverpool SAB de CV (Mexico) (Class C1 Stock)	6,100	69,646
Family Dollar Stores, Inc.	1,704	110,709
Golden Eagle Retail Group Ltd. (China)	48,000	63,544
H2O Retailing Corp. (Japan)	6,000	48,008
Harvey Norman Holdings Ltd. (Australia)	16,067	45,468
Hyundai Department Store Co. Ltd. (South Korea)	595	90,982
Isetan Mitsukoshi Holdings Ltd. (Japan)	13,600	193,605
Izumi Co. Ltd. (Japan)	2,500	78,331
J Front Retailing Co. Ltd. (Japan)	19,000	144,139
J.C. Penney Co., Inc.*(a)	1,983	18,144
Kohl’s Corp.	6,221	353,042
Lojas Renner SA (Brazil)	3,300	85,324
Lotte Shopping Co. Ltd. (South Korea)*	591	226,393
Marks & Spencer Group PLC (United Kingdom)	38,044	273,191
Marui Group Co. Ltd. (Japan)	11,000	111,885
Matahari Putra Prima Tbk PT (Indonesia)	334,000	53,386
Next PLC (United Kingdom)	1,385	125,193
Parkson Retail Group Ltd. (China)	164,000	50,547
Ryohin Keikaku Co. Ltd. (Japan)	800	86,530
SACI Falabella (Chile)	18,929	169,783
Shinsegae Co. Ltd. (South Korea)	511	122,393
Stockmann OYJ Abp (Finland) (Class B Stock)	4,409	67,047
Takashimaya Co. Ltd. (Japan)	14,000	139,688
Target Corp.	17,752	1,123,169

		5,732,245

Multi-Utilities — 0.4%
A2A SpA (Italy)	200,629	234,809
AGL Energy Ltd. (Australia)	22,097	297,044
Alliant Energy Corp.	2,011	103,768
Ameren Corp.	6,209	224,517
Atco Ltd. (Canada) (Class I Stock)	1,800	79,066
Avista Corp.(a)	2,264	63,822
Black Hills Corp.	1,279	67,160
Canadian Utilities Ltd. (Canada) (Class A Stock)	800	26,864
CenterPoint Energy, Inc.	6,219	144,156
Centrica PLC (United Kingdom)	78,504	452,705
CMS Energy Corp.	2,210	59,162
Consolidated Edison, Inc.	7,123	393,759
Dominion Resources, Inc.	6,594	426,566
DTE Energy Co.	3,494	231,967
E.ON SE (Germany)	166,334	3,075,179
GDF Suez (France)	87,792	2,064,825
Hera SpA (Italy)	51,086	116,021
Integrys Energy Group, Inc.	1,903	103,542
Iren SpA (Italy)	104,815	160,753
National Grid PLC (United Kingdom)	51,548	674,211
NiSource, Inc.	4,551	149,637
NorthWestern Corp.	1,674	72,518
PG&E Corp.	10,887	438,528
Public Service Enterprise Group, Inc.	10,949	350,806
RWE AG (Germany)	34,694	1,271,159
SCANA Corp.	3,350	157,215
Sempra Energy	3,683	330,586

COMMON STOCKS (continued)	Shares	Value (Note 2)

Multi-Utilities (continued)
Suez Environnement Co. (France)	13,807	$247,603
Vectren Corp.	2,294	81,437
Wisconsin Energy Corp.(a)	3,171	131,089
YTL Corp. Bhd (Malaysia)	210,600	104,256

		12,334,730

Office Electronics — 0.1%
Canon, Inc. (Japan)	42,500	1,356,107
Neopost SA (France)	2,121	163,673
Riso Kagaku Corp. (Japan)	2,100	43,191
Toshiba TEC Corp. (Japan)	7,000	48,566
Zebra Technologies Corp. (Class A Stock)*	43	2,325

		1,613,862

Oil, Gas & Consumable Fuels — 2.7%
AltaGas Ltd. (Canada)	8,300	318,561
Bangchak Petroleum PCL (Thailand)	73,400	62,544
Bellatrix Exploration Ltd. (Canada)*	53,200	391,143
BG Group PLC (United Kingdom)	60,658	1,305,267
Bonavista Energy Corp. (Canada)	16,300	213,599
Bonterra Energy Corp. (Canada)	100	5,098
BP PLC (United Kingdom), ADR	111,184	5,404,654
Cairn Energy PLC (United Kingdom)*	134,826	602,842
Caltex Australia Ltd. (Australia)	33,914	609,464
Chevron Corp.	48,118	6,010,419
China Petroleum & Chemical Corp. (China) (Class H Stock)	3,693,200	3,030,367
China Suntien Green Energy Corp. Ltd. (China) (Class H Stock)	949,000	356,893
ConocoPhillips	27,171	1,919,631
Cosan Ltd. (Brazil), BDR	5,700	79,729
Cosan SA Industria e Comercio (Brazil)	5,800	97,304
Crescent Point Energy Corp. (Canada)	6,100	236,879
Det Norske Oljeselskap ASA (Norway)*	3,388	37,258
Devon Energy Corp.	10,010	619,319
Diamondback Energy, Inc.*	532	28,122
DNO International ASA (Norway)*	35,281	141,204
Ecopetrol SA (Colombia), ADR(a)	25,211	969,363
Enbridge, Inc. (Canada)	8,700	380,105
Encana Corp. (Canada)	18,000	325,008
Eni SpA (Italy)	184,773	4,464,809
ERG SpA (Italy)	7,683	102,828
Exxon Mobil Corp.	98,190	9,936,828
Gazprom Neft OAO (Russia), ADR(a)	12,071	272,805
Gazprom OAO (Russia), ADR	647,500	5,600,875
Genel Energy PLC (United Kingdom)*	5,157	91,826
Gibson Energy, Inc. (Canada)	4,900	126,392
Golar LNG Ltd. (Norway)(a)	1,451	52,657
Gran Tierra Energy, Inc. (Canada)*	33,200	242,222
Harum Energy Tbk PT (Indonesia)	120,500	27,293
Hellenic Petroleum SA (Greece)	10,669	111,385
Husky Energy, Inc. (Canada)	5,800	184,006
Idemitsu Kosan Co. Ltd. (Japan)	9,600	218,551
Imperial Oil Ltd. (Canada)	5,100	225,845
Inner Mongolia Yitai Coal Co. Ltd. (China) (Class B Stock)	78,400	138,690
Karoon Gas Australia Ltd. (Australia)*	51,005	198,579
Keyera Corp. (Canada)	1,000	60,184
Kinder Morgan, Inc.	8,913	320,868
Koninklijke Vopak NV (Netherlands)	2,477	145,010

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Oil, Gas & Consumable Fuels (continued)
Kunlun Energy Co. Ltd. (China)	288,000	$509,083
Legacy Oil + Gas, Inc. (Canada)*	20,501	118,307
Lubelski Wegiel Bogdanka SA (Poland)	3,689	153,638
Lukoil OAO (Russia), ADR	62,939	3,972,710
Lundin Petroleum AB (Sweden)*	3,057	59,491
Matador Resources Co.*	1,299	24,213
Medco Energi Internasional Tbk PT (Indonesia)	291,000	50,375
Midstates Petroleum Co., Inc.*	1,590	10,526
MOL Hungarian Oil & Gas PLC (Hungary)	6,105	409,064
Motor Oil Hellas Corinth Refineries SA (Greece)	10,485	118,567
Neste Oil OYJ (Finland)(a)	5,920	117,077
Newocean Energy Holdings Ltd. (Hong Kong)	144,000	117,813
NovaTek OAO (Russia), GDR	6,612	802,877
OMV AG (Austria)	15,361	735,189
Origin Energy Ltd. (Australia)	32,262	406,584
Parkland Fuel Corp. (Canada)	3,300	57,379
PBF Energy, Inc. (Class A Stock)(a)	2,561	80,569
Pembina Pipeline Corp. (Canada)	4,600	162,045
PetroChina Co. Ltd. (China) (Class H Stock)	2,236,000	2,454,104
Peyto Exploration & Development Corp. (Canada)	1,600	48,968
Polskie Gornictwo Naftowe I Gazownictwo SA (Poland)	164,837	279,881
PTT Exploration & Production PCL (Thailand)	67,100	339,992
PTT PCL (Thailand)	37,800	328,996
Range Resources Corp.	1,382	116,516
Repsol SA (Spain)	42,944	1,083,615
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	131,861	4,707,821
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	93,182	3,514,860
SemGroup Corp. (Class A Stock)	766	49,966
Ship Finance International Ltd. (Norway)	3,114	51,007
Showa Shell Sekiyu KK (Japan)	10,500	106,731
Siamgas & Petrochemicals PCL (Thailand)	167,800	80,683
Sinopec Kantons Holdings Ltd. (China)	62,000	68,915
SK Gas Ltd. (South Korea)	1,420	100,817
Spectra Energy Corp.	10,284	366,316
Statoil ASA (Norway)	57,963	1,409,458
Stealthgas, Inc.*	2,178	22,194
Sugih Energy Tbk PT (Indonesia)*	2,121,000	77,669
Surgutneftegas OAO (Russia), ADR	148,750	1,289,663
Targa Resources Corp.(a)	843	74,327
TonenGeneral Sekiyu KK (Japan)	9,000	82,584
Total SA (France)	98,332	6,035,588
TransCanada Corp. (Canada)	12,600	575,763
Tsakos Energy Navigation Ltd.	7,531	45,261
Turcas Petrol A/S (Turkey)	44,000	51,029
Ultrapar Participacoes SA (Brazil)	9,800	232,409
Vanguarda Agro SA (Brazil)*	4,400	6,397
Vermilion Energy, Inc. (Canada)	1,600	93,914
Washington H Soul Pattinson & Co. Ltd. (Australia)	2,004	26,162
Woodside Petroleum Ltd. (Australia)	15,049	524,133

COMMON STOCKS (continued)	Shares	Value (Note 2)

Oil, Gas & Consumable Fuels (continued)
World Fuel Services Corp.	2,050	$88,478

		77,906,150

Paper & Forest Products — 0.1%
Canfor Corp. (Canada)*	2,900	72,783
Clearwater Paper Corp.*	711	37,327
Duratex SA (Brazil)	13,100	73,017
Fibria Celulose SA (Brazil), ADR*(a)	18,200	212,576
Hokuetsu Kishu Paper Co. Ltd. (Japan)	15,000	70,706
Holmen AB (Sweden) (Class B Stock)	4,100	149,145
Indah Kiat Pulp & Paper Corp. Tbk PT (Indonesia)*	454,000	52,394
KapStone Paper and Packaging Corp.*	831	46,420
Mondi PLC (United Kingdom)	20,603	357,639
Nippon Paper Industries Co. Ltd. (Japan)	9,400	174,585
Oji Holdings Corp. (Japan)	41,000	210,306
Resolute Forest Products, Inc.*	7,562	121,143
Sappi Ltd. (South Africa)*	24,205	75,689
Schweitzer-Mauduit International, Inc.	1,196	61,558
West Fraser Timber Co. Ltd. (Canada)	900	87,776

		1,803,064

Personal Products — 0.1%
Amorepacific Corp. (South Korea)	89	84,377
AMOREPACIFIC Group (South Korea)	166	73,235
Avon Products, Inc.	5,146	88,614
Beiersdorf AG (Germany)	2,841	288,035
Dr. Ci:Labo Co. Ltd. (Japan)	13	39,715
Elizabeth Arden, Inc.*	618	21,908
Estee Lauder Cos., Inc. (The) (Class A Stock)	2,576	194,024
Fancl Corp. (Japan)	6,500	70,252
Hengan International Group Co. Ltd. (China)	34,000	402,264
Hypermarcas SA (Brazil)	20,400	152,616
Kao Corp. (Japan)	11,600	365,189
Kobayashi Pharmaceutical Co. Ltd. (Japan)	1,200	66,986
Kose Corp. (Japan)	2,400	76,219
L’Oreal SA (France)	4,478	786,398
Magic Holdings International Ltd. (China)	126,000	99,711
Microbio Co. Ltd. (Taiwan)*	48,886	51,075
Natura Cosmeticos SA (Brazil)	6,500	113,979
Nu Skin Enterprises, Inc. (Class A Stock)	1,199	165,726
Oriflame Cosmetics SA (Sweden), SDR(a)	2,016	61,979
Pola Orbis Holdings, Inc. (Japan)	1,600	57,137
Real Nutriceutical Group Ltd. (Hong Kong)	203,000	52,483
Shiseido Co. Ltd. (Japan)	9,100	146,341

		3,458,263

Pharmaceuticals — 1.6%
AbbVie, Inc.	15,395	813,010
Actavis PLC*	2,653	445,704
Akorn, Inc.*	895	22,044
Allergan, Inc.	4,500	499,860
Aspen Pharmacare Holdings Ltd. (South Africa)	4,044	103,717
Astellas Pharma, Inc. (Japan)	11,800	699,585
AstraZeneca PLC (United Kingdom)	34,785	2,063,698
Bayer AG (Germany)	17,955	2,521,083
Bristol-Myers Squibb Co.	18,209	967,808

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Pharmaceuticals (continued)
Celltrion, Inc. (South Korea)	1,506	$54,721
China Chemical & Pharmaceutical Co. Ltd. (Taiwan)	84,000	66,177
China Medical System Holdings Ltd. (China)	103,000	110,295
China Shineway Pharmaceutical Group Ltd. (China)	35,000	48,006
Chugai Pharmaceutical Co. Ltd. (Japan)	4,100	90,754
CSPC Pharmaceutical Group Ltd. (China)	122,000	96,435
Daiichi Sankyo Co. Ltd. (Japan)	19,500	356,557
Dainippon Sumitomo Pharma Co. Ltd. (Japan)	4,600	72,050
Daito Pharmaceutical Co. Ltd. (Japan)	3,800	53,067
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret A/S (Turkey)	68,895	67,685
Eisai Co. Ltd. (Japan)	7,100	275,175
Eli Lilly & Co.	12,430	633,930
Endo Health Solutions, Inc.*	3,491	235,503
Forest Laboratories, Inc.*	4,944	296,788
Galenica AG (Switzerland)	131	131,878
Genomma Lab Internacional SAB de CV (Mexico) (Class B Stock)*(a)	43,000	120,604
GlaxoSmithKline PLC (United Kingdom), ADR	26,848	1,433,415
H. Lundbeck A/S (Denmark)	3,749	94,714
Hisamitsu Pharmaceutical Co., Inc. (Japan)	1,500	75,588
Hi-Tech Pharmacal Co., Inc.*	739	32,065
Hospira, Inc.*(a)	4,269	176,224
Hua Han Bio-Pharmaceutical Holdings Ltd. (Hong Kong) (Class H Stock)	268,800	52,415
Impax Laboratories, Inc.*	1,620	40,727
Johnson & Johnson	45,561	4,172,932
Kalbe Farma Tbk PT (Indonesia)	616,500	63,500
Kissei Pharmaceutical Co. Ltd. (Japan)	4,000	98,518
KYORIN Holdings, Inc. (Japan)	3,000	64,278
Kyowa Hakko Kirin Co. Ltd. (Japan)	12,000	132,421
Mallinckrodt PLC*	960	50,170
Meda AB (Sweden) (Class A Stock)	8,075	102,549
Medicines Co. (The)*	1,158	44,722
Merck & Co., Inc.	56,302	2,817,915
Merck KGaA (Germany)	2,476	444,265
Mitsubishi Tanabe Pharma Corp. (Japan)	12,500	174,338
Mylan, Inc.*	7,566	328,364
Nichi-iko Pharmaceutical Co. Ltd. (Japan)	2,500	38,619
Nippon Shinyaku Co. Ltd. (Japan)	4,000	77,845
Novartis AG (Switzerland)	54,087	4,335,039
Novo Nordisk A/S (Denmark) (Class B Stock)	8,000	1,466,415
Ono Pharmaceutical Co. Ltd. (Japan)	2,800	245,435
Orion OYJ (Finland) (Class B Stock)	3,697	103,912
Otsuka Holdings Co. Ltd. (Japan)	24,500	707,411
Perrigo Co. PLC	1,925	295,408
Pfizer, Inc.	150,126	4,598,359
Pharmstandard OJSC (Russia), GDR*	7,198	71,386
Prestige Brands Holdings, Inc.*	1,287	46,075
Questcor Pharmaceuticals, Inc.(a)	880	47,916
Recordati SpA (Italy)	9,951	143,282
Richter Gedeon Nyrt (Hungary)	23,694	481,669
Roche Holding AG (Switzerland)	6,942	1,944,637
Rohto Pharmaceutical Co. Ltd. (Japan)	5,000	76,295
Salix Pharmaceuticals Ltd.*	845	75,999

COMMON STOCKS (continued)	Shares	Value (Note 2)

Pharmaceuticals (continued)
Sanofi (France)	43,476	$4,643,034
Santarus, Inc.*	868	27,741
Santen Pharmaceutical Co. Ltd. (Japan)	2,100	97,844
Sawai Pharmaceutical Co. Ltd. (Japan)	1,100	71,027
Shanghai Fosun Pharmaceutical Group Co. Ltd. (China) (Class H Stock)	181,500	547,811
Shionogi & Co. Ltd. (Japan)	9,600	208,413
Shire PLC (Ireland)	8,920	420,377
Sihuan Pharmaceutical Holdings Group Ltd. (China)	164,000	150,084
Sino Biopharmaceutical Ltd. (Hong Kong)	140,000	111,290
Stada Arzneimittel AG (Germany)	2,623	129,865
Taisho Pharmaceutical Holdings Co. Ltd. (Japan)	2,500	171,847
Takeda Pharmaceutical Co. Ltd. (Japan)	19,800	908,128
Teva Pharmaceutical Industries Ltd. (Israel), ADR	47,281	1,895,022
Tong Ren Tang Technologies Co. Ltd. (China) (Class H Stock)	16,000	51,143
Towa Pharmaceutical Co. Ltd. (Japan)	900	37,743
Tsumura & Co. (Japan)	3,600	95,400
UCB SA (Belgium)	4,875	363,197
Valeant Pharmaceuticals International*	3,600	422,341
ViroPharma, Inc.*	995	49,601
Zoetis, Inc.	4,285	140,077

		46,542,941

Professional Services — 0.1%
Adcorp Holdings Ltd. (South Africa)	16,701	51,743
Bureau Veritas SA (France)	3,567	104,138
Capita PLC (United Kingdom)	7,946	136,777
DKSH Holding AG (Switzerland)	21	1,634
en-japan, Inc. (Japan)	46,400	989,817
Equifax, Inc.	2,900	200,361
Experian PLC (United Kingdom)	11,086	204,786
FTI Consulting, Inc.*	2,188	90,014
Huron Consulting Group, Inc.*	369	23,144
IHS, Inc. (Class A Stock)*	809	96,837
Intertek Group PLC (United Kingdom)	2,682	139,978
ITE Group PLC (United Kingdom)	10,977	55,823
McMillan Shakespeare Ltd. (Australia)	2,868	30,297
Meitec Corp. (Japan)	1,000	27,110
Nielsen Holdings NV	5,494	252,120
RPX Corp.*	1,503	25,401
Seek Ltd. (Australia)	63,223	760,092
SGS SA (Switzerland)	80	184,180
Stantec, Inc. (Canada)	1,900	117,801
Teleperformance (France)	3,469	211,569
Temp Holdings Co. Ltd. (Japan)	1,400	37,277
Towers Watson & Co. (Class A Stock)	1,769	225,742
Verisk Analytics, Inc. (Class A Stock)*	1,924	126,445
WageWorks, Inc.*	372	22,112
Weathernews, Inc. (Japan)	1,400	31,942

		4,147,140

Real Estate Investment Trusts (REITs) — 1.1%
Abacus Property Group (Australia)	5,379	11,165
Acadia Realty Trust	1,331	33,049
Activia Properties, Inc. (Japan)	3	23,641

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Real Estate Investment Trusts (REITs) (continued)
Advance Residence Investment Corp. (Japan)	43	$92,761
AG Mortgage Investment Trust, Inc.	2,071	32,390
Alexandria Real Estate Equities, Inc.	2,354	149,761
Allied Properties Real Estate Investment Trust (Canada)	2,700	83,269
American Assets Trust, Inc.(a)	1,073	33,724
American Campus Communities, Inc.(a)	4,440	143,012
American Capital Agency Corp.	17,514	337,845
American Capital Mortgage Investment Corp.	2,088	36,456
American Tower Corp.	3,435	274,182
Annaly Capital Management, Inc.	41,740	416,148
Apartment Investment & Management Co. (Class A Stock)	2,358	61,096
Artis Real Estate Investment Trust (Canada)	4,600	64,350
Ascendas Real Estate Investment Trust (Singapore)	84,000	147,012
Ashford Hospitality Prime, Inc.	214	3,895
Ashford Hospitality Trust, Inc.	1,072	8,876
Associated Estates Realty Corp.	2,834	45,486
Australand Property Group (Australia)	15,771	54,304
AvalonBay Communities, Inc.	3,345	395,479
Befimmo SCA Sicafi (Belgium)	2,258	156,715
Beni Stabili SpA (Italy)	86,309	58,205
Big Yellow Group PLC (United Kingdom)	142,541	1,129,973
BioMed Realty Trust, Inc.	5,751	104,208
Boardwalk Real Estate Investment Trust (Canada)	1,800	101,417
Boston Properties, Inc.	3,853	386,726
Brandywine Realty Trust(a)	2,739	38,592
BRE Properties, Inc.	2,730	149,358
British Land Co. PLC (United Kingdom)	41,857	436,382
BWP Trust (Australia)	7,709	15,107
Calloway Real Estate Investment Trust (Canada)	5,500	130,271
Cambridge Industrial Trust (Singapore)	31,000	16,980
Camden Property Trust	2,681	152,495
Canadian Apartment Properties (Canada)	6,500	130,031
Canadian Real Estate Investment Trust (Canada)	6,000	244,971
CapitaCommercial Trust (Singapore)	102,000	117,468
Capital Property Fund (South Africa), UTS	31,813	32,298
CapitaMall Trust (Singapore)	103,000	155,873
CapitaMalls Malaysia Trust (Malaysia)	32,000	13,677
Capstead Mortgage Corp.(a)	6,154	74,340
Cathay No. 1 REIT (Taiwan)	222,000	149,721
CBL & Associates Properties, Inc.(a)	2,682	48,169
CFS Retail Property Trust Group (Australia)	118,298	205,919
Champion (Hong Kong)	337,000	149,114
Charter Hall Group (Australia)	7,930	25,918
Charter Hall Retail (Australia)	19,878	63,808
Chartwell Retirement Residences (Canada)	1,500	14,107
Chimera Investment Corp.	12,345	38,269
Cofinimmo (Belgium)	1,807	223,170
Colony Financial, Inc.	2,811	57,035
Cominar Real Estate Investment Trust (Canada)	4,600	79,853
Commonwealth Property Office Fund (Australia)	108,577	120,907

COMMON STOCKS (continued)	Shares	Value (Note 2)

Real Estate Investment Trusts (REITs) (continued)
CommonWealth REIT	5,553	$129,440
Corio NV (Netherlands)	7,496	336,401
Corporate Office Properties Trust(a)	2,932	69,459
Corrections Corp. of America	2,034	65,230
Cousins Properties, Inc.	2,090	21,527
Cubesmart	2,017	32,151
CYS Investments, Inc.(a)	4,644	34,412
Daiwa Office Investment Corp. (Japan)	15	69,917
Daiwahouse Residential Investment Corp. (Japan)	9	35,885
DCT Industrial Trust, Inc.	5,210	37,147
DDR Corp.(a)	4,068	62,525
Derwent London PLC (United Kingdom)	30,018	1,240,798
Dexus Property Group (Australia)	218,580	196,587
DiamondRock Hospitality Co.(a)	3,450	39,847
Digital Realty Trust, Inc.(a)	3,611	177,372
Douglas Emmett, Inc.	2,192	51,052
Duke Realty Corp.	5,388	81,036
Dundee Real Estate Investment Trust (Canada) (Class A Stock)	3,800	103,098
DuPont Fabros Technology, Inc.(a)	2,268	56,042
EastGroup Properties, Inc.	531	30,761
Education Realty Trust, Inc.	2,056	18,134
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S (Turkey)	125,863	122,558
EPR Properties	1,088	53,486
Equity LifeStyle Properties, Inc.	3,322	120,356
Equity One, Inc.(a)	1,013	22,732
Equity Residential(a)	9,142	474,196
Essex Property Trust, Inc.	643	92,277
Eurocommercial Properties NV (Netherlands)	4,023	170,641
Extra Space Storage, Inc.	2,902	122,261
Federal Realty Investment Trust	1,699	172,296
FelCor Lodging Trust, Inc.*	2,030	16,565
Fibra Uno Administracion SA de CV (Mexico)	88,400	283,145
First Industrial Realty Trust, Inc.(a)	1,624	28,339
First Potomac Realty Trust	1,337	15,549
Fonciere des Regions (France)	2,591	223,668
Fortune Real Estate Investment Trust (Hong Kong)	146,000	116,590
Fountainhead Property Trust (South Africa), UTS	22,925	16,154
Franklin Street Properties Corp.	1,523	18,200
Frasers Commercial Trust (Singapore)	12,000	12,099
Frontier Real Estate Investment Corp. (Japan)	20	98,751
Fukuoka REIT Co. (Japan)	2	16,189
Gecina SA (France)	1,474	195,169
General Growth Properties, Inc.(a)	9,048	181,593
GEO Group, Inc. (The)	1,511	48,684
Glimcher Realty Trust	2,436	22,801
Global One Real Estate Investment Corp. (Japan)	12	81,485
Goodman Group (Australia)	24,730	104,775
Goodman Property Trust (New Zealand)	32,882	26,636
Government Properties Income Trust(a)	2,667	66,275
GPT Group (Australia)	92,668	281,816

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Real Estate Investment Trusts (REITs) (continued)
Great Portland Estates PLC (United Kingdom)	18,184	$180,672
Growthpoint Properties Ltd. (South Africa)	64,763	150,088
H&R Real Estate Investment Trust (Canada), UTS	8,400	169,226
Hammerson PLC (United Kingdom)	11,351	94,500
Hankyu Reit, Inc. (Japan)	5	25,961
Hatteras Financial Corp.	7,566	123,628
HCP, Inc.	16,098	584,679
Health Care REIT, Inc.	8,946	479,237
Healthcare Realty Trust, Inc.	3,678	78,378
Heiwa Real Estate REIT, Inc. (Japan)	52	40,000
Hersha Hospitality Trust	3,363	18,732
Highwoods Properties, Inc.(a)	1,334	48,251
Home Properties, Inc.	2,177	116,731
Hospitality Properties Trust	2,325	62,845
Host Hotels & Resorts, Inc.(a)	12,253	238,198
ICADE (France)	1,315	122,415
Ichigo Real Estate Investment Corp. (Japan)	51	31,245
Industrial & Infrastructure Fund Investment Corp. (Japan)	5	41,662
Inland Real Estate Corp.	2,122	22,323
Intu Properties PLC (United Kingdom)	11,745	60,291
Invesco Mortgage Capital, Inc.	7,494	110,012
Investa Office Fund (Australia)	36,569	102,413
Is Gayrimenkul Yatirim Ortakligi A/S (Turkey)	7,000	4,565
Japan Excellent, Inc. (Japan)	70	82,021
Japan Hotel REIT Investment Corp. (Japan)	84	40,270
Japan Logistics Fund, Inc. (Japan)	9	95,378
Japan Prime Realty Investment Corp. (Japan)	39	124,814
Japan Real Estate Investment Corp. (Japan)	56	299,604
Japan Rental Housing Investments, Inc. (Japan)	49	29,983
Japan Retail Fund Investment Corp. (Japan)	110	223,816
Kenedix Realty Investment Corp. (Japan)	21	99,669
Kenedix Residential Investment Corp. (Japan)	22	47,545
Kilroy Realty Corp.	1,283	64,381
Kimco Realty Corp.	6,772	133,747
Kite Realty Group Trust	2,127	13,974
Kiwi Income Property Trust (New Zealand)	25,817	22,931
KLCC Property Holdings Bhd (Malaysia)	11,800	21,075
Klepierre (France)	1,540	71,383
Land Securities Group PLC (United Kingdom)	35,500	567,098
LaSalle Hotel Properties	1,624	50,117
Liberty Property Trust	3,448	116,784
Link REIT (The) (Hong Kong)	85,500	414,680
Londonmetric Property PLC (United Kingdom)	464,655	1,064,148
LTC Properties, Inc.	629	22,260
Macerich Co. (The)	2,261	133,150
Mack-Cali Realty Corp.	3,923	84,266
Mapletree Logistics Trust (Singapore)	27,000	22,599
Mercialys SA (France)	1,052	22,070

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
MFA Financial, Inc.(a)	6,874	$48,530
MID REIT, Inc. (Japan)	28	62,361
Mid-America Apartment Communities, Inc.	2,484	150,878
Mirvac Group (Australia)	95,086	142,982
Mori Hills REIT Investment Corp. (Japan)	11	72,894
Mori Trust Sogo REIT, Inc. (Japan)	10	79,647
National Retail Properties, Inc.	1,687	51,167
Nippon Accommodations Fund, Inc. (Japan)	7	47,095
Nippon Building Fund, Inc. (Japan)	62	360,233
Nomura Real Estate Office Fund, Inc. (Japan)	39	181,257
Nomura Real Estate Residential Fund, Inc. (Japan)	8	41,409
Orix JREIT, Inc. (Japan)	75	93,829
Parkway Properties, Inc.	730	14,082
Pebblebrook Hotel Trust	1,108	34,082
Pennsylvania Real Estate Investment Trust	1,045	19,834
PennyMac Mortgage Investment Trust(a)	4,150	95,284
Piedmont Office Realty Trust, Inc. (Class A Stock)(a)	8,788	145,178
Plum Creek Timber Co., Inc.(a)	1,635	76,044
Post Properties, Inc.	2,412	109,095
Potlatch Corp.	644	26,881
Premier Investment Corp. (Japan)	13	50,315
ProLogis, Inc.	8,162	301,586
PS Business Parks, Inc.	389	29,727
Public Storage	3,470	522,304
Ramco-Gershenson Properties Trust(a)	1,114	17,534
Rayonier, Inc.(a)	1,569	66,055
Realty Income Corp.	957	35,725
Redefine Properties Ltd. (South Africa), UTS	106,510	98,895
Redwood Trust, Inc.	3,483	67,466
Regency Centers Corp.	1,566	72,506
REIT 1 Ltd. (Israel)	39,729	97,103
Retail Properties of America, Inc. (Class A Stock)	2,876	36,583
RioCan Real Estate Investment Trust (Canada)	8,600	200,538
RLJ Lodging Trust	4,263	103,676
SA Corporate Real Estate Fund Nominees Pty Ltd. (South Africa), UTS	35,844	13,634
Sabana Shari’ah Compliant Industrial Real Estate Investment Trust (Singapore)	86,000	73,590
Segro PLC (United Kingdom)	12,856	71,161
Sekisui House SI Investment Co. (Japan)	7	34,003
Select Income REIT	4,500	120,330
Senior Housing Properties Trust	7,315	162,612
Shaftesbury PLC (United Kingdom)	4,552	47,404
Simon Property Group, Inc.	6,719	1,022,363
SL Green Realty Corp.(a)	1,511	139,586
Sovran Self Storage, Inc.	1,452	94,627
Starhill Global (Singapore)	41,000	25,564
Starwood Property Trust, Inc.	5,407	149,774
Stockland (Australia)	64,992	210,126
Sun Communities, Inc.	582	24,816
Sunstone Hotel Investors, Inc.	2,753	36,890
Suntec Real Estate Investment Trust (Singapore)	101,000	123,532
Tanger Factory Outlet Centers	2,990	95,740

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Real Estate Investment Trusts (REITs) (continued)
Taubman Centers, Inc.	1,041	$66,541
Tokyu REIT, Inc. (Japan)	13	80,186
Top REIT, Inc. (Japan)	16	75,149
Torunlar Gayrimenkul Yatirim Ortakligi A/S (Turkey)	49,895	64,121
Two Harbors Investment Corp.	8,510	78,973
UDR, Inc.	6,372	148,786
Unibail-Rodamco SE (France)	4,671	1,196,992
United Urban Investment Corp. (Japan)	115	165,293
Vastned Retail NV (Netherlands)	2,747	124,668
Ventas, Inc.	8,885	508,933
Vornado Realty Trust	4,845	430,188
Warehouses De Pauw SCA (Belgium)	1,764	127,939
Washington Real Estate Investment Trust	3,576	83,535
Weingarten Realty Investors(a)	1,818	49,850
Wereldhave NV (Netherlands)	2,728	214,649
Westfield Group (Australia)	89,818	810,813
Westfield Retail Trust (Australia)	173,702	461,462
Workspace Group PLC (United Kingdom)	8,849	77,371
WP Carey, Inc.	942	57,792
Yuexiu Real Estate Investment Trust (Hong Kong)	358,000	174,665

		31,133,333

Real Estate Management & Development — 0.5%
Advancetek Enterprise Co. Ltd. (Taiwan)	103,000	126,883
AEON Mall Co. Ltd. (Japan)	3,580	100,288
Alexander & Baldwin, Inc.	89	3,714
Aliansce Shopping Centers SA (Brazil)	10,000	77,567
Allreal Holding AG (Switzerland)*	905	125,293
Argosy Property Ltd. (New Zealand)	14,102	10,612
Atrium European Real Estate Ltd. (United Kingdom)*	21,343	123,195
Aveo Group (Australia)	172,556	318,163
Ayala Land, Inc. (Philippines)	98,900	55,411
Azrieli Group (Israel)	3,819	127,003
BR Malls Participacoes SA (Brazil)	43,800	316,537
BR Properties SA (Brazil)	29,300	230,997
Brasil Brokers Participacoes SA (Brazil)	16,200	40,170
Brookfield Asset Management, Inc. (Canada) (Class A Stock)	23,100	896,382
Brookfield Office Properties, Inc.	4,200	80,857
CA Immobilien Anlagen AG (Austria)*	11,741	208,173
Capital & Counties Properties PLC (United Kingdom)	27,202	148,414
CapitaLand Ltd. (Singapore)	41,000	98,827
CapitaMalls Asia Ltd. (Singapore)	45,000	70,137
Castellum AB (Sweden)	10,874	169,311
Central Pattana PCL (Thailand)	69,200	86,342
Cheung Kong Holdings Ltd. (Hong Kong)	40,000	632,831
China Overseas Grand Oceans Group Ltd. (China)	155,000	148,262
China South City Holdings Ltd. (China)	564,000	159,970
China Vanke Co. Ltd. (China) (Class B Stock)	110,627	172,728
Ciputra Property Tbk PT (Indonesia)	670,500	34,181
Conwert Immobilien Invest SE (Austria)*	9,489	121,708
Daibiru Corp. (Japan)	21,700	266,096
Daito Trust Construction Co. Ltd. (Japan)	2,000	186,976
Daiwa House Industry Co. Ltd. (Japan)	19,000	368,129

COMMON STOCKS (continued)	Shares	Value (Note 2)

Real Estate Management & Development (continued)
Deutsche Euroshop AG (Germany)	3,341	$146,249
Deutsche Wohnen AG (Germany)	6,435	124,256
Etalon Group Ltd. (Russia), GDR*	24,965	132,315
Fabege AB (Sweden)	2,528	30,198
Fantasia Holdings Group Co. Ltd. (China)	304,500	52,753
First Capital Realty, Inc. (Canada)	6,900	115,038
Forest City Enterprises, Inc. (Class A Stock)*	2,603	49,717
Franshion Properties China Ltd. (China)	530,000	185,116
Gading Development Tbk PT (Indonesia)*	1,447,500	10,468
GAGFAH SA (Germany)*	5,344	78,802
Gazit-Globe Ltd. (Israel)	5,949	80,017
Global Logistic Properties Ltd. (Singapore)	99,000	227,100
Globe Trade Centre SA (Poland)*	26,691	65,951
Grainger PLC (United Kingdom)	8,761	29,602
GSW Immobilien AG (Germany)	3,349	129,601
Hang Lung Group Ltd. (Hong Kong)	36,000	182,114
Hang Lung Properties Ltd. (Hong Kong)	92,000	291,630
Heiwa Real Estate Co. Ltd. (Japan)	600	10,446
Highwealth Construction Corp. (Taiwan)	31,000	65,688
Hongkong Land Holdings Ltd. (Hong Kong)	73,000	430,700
Howard Hughes Corp. (The)*	741	88,994
Hulic Co. Ltd. (Japan)	8,800	130,233
Hysan Development Co. Ltd. (Hong Kong)	37,000	159,720
Iguatemi Empresa de Shopping Centers SA (Brazil)	6,700	63,329
IMMOFINANZ AG (Austria)*	130,898	606,554
Intershop Holdings AG (Switzerland)	414	155,473
Kaisa Group Holdings Ltd. (China)*	541,000	175,150
Kawasan Industri Jababeka Tbk PT (Indonesia)	1,634,229	25,949
Kennedy-Wilson Holdings, Inc.	2,004	44,589
Kerry Properties Ltd. (Hong Kong)	39,000	135,795
Kungsleden AB (Sweden)	2,948	19,778
Lend Lease Group (Australia)	20,052	200,113
Lippo Cikarang Tbk PT (Indonesia)*	82,000	32,915
Lippo Karawaci Tbk PT (Indonesia)	1,465,500	109,717
LPS Brasil Consultoria de Imoveis SA (Brazil)	6,700	41,008
MBK PCL (Thailand)	23,800	101,400
Mitsui Fudosan Co. Ltd. (Japan)	14,000	504,989
Mobimo Holding AG (Switzerland)*	508	106,159
Modernland Realty Tbk PT (Indonesia)*	1,699,000	54,563
Multiplan Empreendimentos Imobiliarios SA (Brazil)	4,900	103,639
NTT Urban Development Corp. (Japan)	1,600	18,443
Pakuwon Jati Tbk PT (Indonesia)	1,226,500	27,250
Parque Arauco SA (Chile)	48,621	89,328
PSP Swiss Property AG (Switzerland)*	1,884	159,651
Realogy Holdings Corp.*	1,384	68,466
Renhe Commercial Holdings Co. Ltd. (China)*	1,932,000	123,586
Robinsons Land Corp. (Philippines)	35,300	15,909
Sansiri PCL (Thailand)	1,129,600	61,533
Sentul City Tbk PT (Indonesia)*	2,620,500	33,884
Shanghai Industrial Urban Development Group Ltd. (China)*	290,000	71,999
Siam Future Development PCL (Thailand)	188,900	32,480
SM Prime Holdings, Inc. (Philippines)	126,200	41,899
Soho China Ltd. (China)	337,500	291,374

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Real Estate Management & Development (continued)
SP Setia Bhd (Malaysia)	102,800	$94,467
St. Joe Co. (The)*	1,649	31,644
Sun Hung Kai Properties Ltd. (Hong Kong)	50,000	635,468
Supalai PCL (Thailand)	68,200	30,302
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	26,000	305,491
Swire Properties Ltd. (Hong Kong)	27,200	68,880
Swiss Prime Site AG (Switzerland)*	3,439	266,312
TAG Immobilien AG (Germany)	6,695	80,981
Ticon Industrial Connection PCL (Thailand) (Class F Stock)	96,500	46,400
Tokyu Fudosan Holdings Corp. (Japan)	7,000	65,806
Tropicana Corp. Bhd (Malaysia)	165,400	61,650
Unite Group PLC (United Kingdom)	160,112	1,068,668
UOL Group Ltd. (Singapore)	21,000	103,360
Wheelock & Co. Ltd. (Hong Kong)	14,000	64,496
Yanlord Land Group Ltd. (China)	98,000	95,383
Yuexiu Property Co. Ltd. (China)	1,074,000	265,392
Yuzhou Properties Co. Ltd. (China)	569,000	141,794

		15,265,281

Road & Rail — 0.3%
ALL – America Latina Logistica SA (Brazil)	35,900	99,822
Asciano Ltd. (Australia)	24,673	127,200
Aurizon Holdings Ltd. (Australia)	6,065	26,489
BTS Group Holdings PCL (Thailand)	287,100	76,012
Canadian National Railway Co. (Canada)	17,400	991,992
Canadian Pacific Railway Ltd. (Canada)	2,400	362,965
Central Japan Railway Co. (Japan)	7,500	883,891
CJ Korea Express Co. Ltd. (South Korea)*	976	92,594
ComfortDelGro Corp. Ltd. (Singapore)	44,000	70,356
East Japan Railway Co. (Japan)	13,000	1,035,552
FirstGroup PLC (United Kingdom)	29,730	60,956
Guangshen Railway Co. Ltd. (China) (Class H Stock)	164,000	76,129
Hankyu Hanshin Holdings, Inc. (Japan)	46,000	248,560
Heartland Express, Inc.(a)	4,180	82,012
Hitachi Transport System Ltd. (Japan)	57,400	858,068
J.B. Hunt Transport Services, Inc.	871	67,328
Keikyu Corp. (Japan)	9,000	74,206
Keio Corp. (Japan)	24,000	159,935
Keisei Electric Railway Co. Ltd. (Japan)	13,000	119,618
Kintetsu Corp. (Japan)	41,000	143,863
Knight Transportation, Inc.	3,273	60,027
Landstar System, Inc.	1,257	72,215
Localiza Rent A Car SA (Brazil)	7,900	111,439
MTR Corp. Ltd. (Hong Kong)	31,500	119,392
Nagoya Railroad Co. Ltd. (Japan)	34,000	97,944
Nankai Electric Railway Co. Ltd. (Japan)	13,000	45,845
National Express Group PLC (United Kingdom)	12,339	56,323
Nippon Express Co. Ltd. (Japan)	36,000	174,262
Nippon Konpo Unyu Soko Co. Ltd. (Japan)	5,100	91,784
Norfolk Southern Corp.	7,841	727,880
Northgate PLC (United Kingdom)	7,478	63,686
Odakyu Electric Railway Co. Ltd. (Japan)	9,000	81,395
Sankyu, Inc. (Japan)	14,000	54,633
Seino Holdings Co. Ltd. (Japan)	13,000	136,808
Senko Co. Ltd. (Japan)	8,000	41,460
SMRT Corp. Ltd. (Singapore)	89,000	81,860

COMMON STOCKS (continued)	Shares	Value (Note 2)

Road & Rail (continued)
Tobu Railway Co. Ltd. (Japan)	30,000	$145,468
Tokyu Corp. (Japan)	25,000	161,978
Union Pacific Corp.	8,105	1,361,640
Werner Enterprises, Inc.	2,868	70,926
West Japan Railway Co. (Japan)	10,300	446,283

		9,860,796

Semiconductors & Semiconductor Equipment — 0.6%
Advanced Semiconductor Engineering, Inc. (Taiwan)	133,000	124,248
Altera Corp.	4,769	155,136
ams AG (Austria)	1,013	122,643
Analog Devices, Inc.	5,381	274,054
Applied Materials, Inc.	22,938	405,773
ARM Holdings PLC (United Kingdom)	5,910	107,461
ASM Pacific Technology Ltd. (Hong Kong)	6,200	51,891
ASML Holding NV (Netherlands)	9,078	850,264
Broadcom Corp. (Class A Stock)	14,198	420,971
Disco Corp. (Japan)	800	53,098
Hanergy Solar Group Ltd. (Hong Kong)*	1,322,000	134,684
Infineon Technologies AG (Germany)	56,347	601,874
Intel Corp.	122,472	3,179,373
King Yuan Electronics Co. Ltd. (Taiwan)	83,000	57,132
Linear Technology Corp.(a)	2,231	101,622
LMS Co. Ltd. (South Korea)	16,610	310,614
Macronix International (Taiwan)*	255,000	57,479
Maxim Integrated Products, Inc.	5,576	155,626
MediaTek, Inc. (Taiwan)	16,000	238,478
Megachips Corp. (Japan)	2,100	32,139
Microchip Technology, Inc.(a)	2,360	105,610
Nuflare Technology, Inc. (Japan)	3,000	374,879
Powertech Technology, Inc. (Taiwan)	40,000	61,216
Rohm Co. Ltd. (Japan)	6,000	292,662
Samsung Electronics Co. Ltd. (South Korea)	4,018	5,235,644
Semiconductor Manufacturing International Corp. (China)*	2,261,000	178,725
Semtech Corp.*(a)	1,915	48,411
Seoul Semiconductor Co. Ltd. (South Korea)	12,703	487,960
Silicon Laboratories, Inc.*	785	33,998
Siliconware Precision Industries Co. (Taiwan)	22,000	26,284
SK Hynix, Inc. (South Korea)*	14,830	518,717
STMicroelectronics NV (Switzerland)	40,459	323,252
Synaptics, Inc.*(a)	958	49,634
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	74,000	1,290,560
Texas Instruments, Inc.	15,497	680,473
Tokyo Electron Ltd. (Japan)	5,900	325,106
Xilinx, Inc.	3,302	151,628

		17,619,319

Software — 0.6%
ACI Worldwide, Inc.*	1,180	76,700
Activision Blizzard, Inc.	11,745	209,413
Adobe Systems, Inc.*	5,708	341,795
Advent Software, Inc.	797	27,887
ANSYS, Inc.*	981	85,543
AsiaInfo-Linkage, Inc.*	11,900	142,324

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Software (continued)
Aspen Technology, Inc.*	913	$38,163
Asseco Poland SA (Poland)	11,600	176,637
Aveva Group PLC (United Kingdom)	1,550	55,636
Bottomline Technologies de, Inc.*	1,166	42,163
CA, Inc.	7,917	266,407
Capcom Co. Ltd. (Japan)	2,900	52,007
CommVault Systems, Inc.*	345	25,834
Dassault Systemes SA (France)	1,207	149,825
DTS Corp. (Japan)	2,300	40,401
Electronic Arts, Inc.*	5,270	120,894
Ellie Mae, Inc.*	679	18,245
FactSet Research Systems, Inc.	679	73,726
FleetMatics Group PLC*	521	22,533
Fuji Soft, Inc. (Japan)	2,200	50,649
Imperva, Inc.*	556	26,760
Infoblox, Inc.*(a)	594	19,614
Informatica Corp.*	1,236	51,294
Intuit, Inc.(a)	5,377	410,373
Kingsoft Corp. Ltd. (China)	39,000	112,761
Konami Corp. (Japan)	4,700	108,682
Linx SA (Brazil)	1,000	20,307
Mentor Graphics Corp.	3,153	75,893
MICROS Systems, Inc.*(a)	1,139	65,344
Microsoft Corp.	160,780	6,017,995
NCSoft Corp. (South Korea)	3,704	874,012
Netdragon Websoft, Inc. (Hong Kong)	20,000	36,697
NetScout Systems, Inc.*	1,024	30,300
NICE Systems Ltd. (Israel), ADR	4,038	165,396
Nintendo Co. Ltd. (Japan)	4,400	588,956
Open Text Corp. (Canada)	1,900	174,770
Oracle Corp.	84,374	3,228,149
Progress Software Corp.*	2,717	70,180
Rovi Corp.*	4,380	86,242
Sage Group PLC (The) (United Kingdom)	21,913	146,690
SAP AG (Germany)	28,530	2,474,178
ServiceNow, Inc.*(a)	859	48,113
SimCorp A/S (Denmark)	3,850	151,286
Software AG (Germany)	3,276	114,776
SolarWinds, Inc.*	987	37,338
Solera Holdings, Inc.	1,326	93,828
Square Enix Holdings Co. Ltd. (Japan)	3,800	66,494
SS&C Technologies Holdings, Inc.*	1,261	55,812
Symantec Corp.	14,187	334,529
Synopsys, Inc.*	4,786	194,168
Totvs SA (Brazil)	5,900	92,429
Trend Micro, Inc. (Japan)	2,000	70,086
UBISOFT Entertainment (France)*	5,455	77,261
Unit4 NV (Netherlands)	1,979	104,422
Verint Systems, Inc.*	1,459	62,649
Zynga, Inc. (Class A Stock)*	5,173	19,657

		18,324,223

Specialty Retail — 0.4%
Aaron’s, Inc.	3,674	108,016
Adastria Holding Co. Ltd. (Japan)	840	30,313
Advance Auto Parts, Inc.	1,747	193,358
Aeropostale, Inc.*(a)	2,883	26,206
Alpen Co. Ltd. (Japan)	1,700	30,562
American Eagle Outfitters, Inc.	3,625	52,200
AOKI Holdings, Inc. (Japan)	2,600	45,135

COMMON STOCKS (continued)	Shares	Value (Note 2)

Specialty Retail (continued)
Aoyama Trading Co. Ltd. (Japan)	4,300	$116,290
Ascena Retail Group, Inc.*	4,085	86,439
Autobacs Seven Co. Ltd. (Japan)	5,500	85,669
AutoNation, Inc.*	1,305	64,845
Baoxin Auto Group Ltd. (China)	81,000	78,899
Barnes & Noble, Inc.*	1,438	21,498
Bed Bath & Beyond, Inc.*	5,234	420,290
Belle International Holdings Ltd. (Hong Kong)	280,000	325,293
Best Buy Co., Inc.	6,150	245,262
Bic Camera, Inc. (Japan)	102	57,271
Buckle, Inc. (The)	852	44,781
Cato Corp. (The) (Class A Stock)	1,561	49,640
Children’s Place Retail Stores, Inc. (The)*	848	48,311
Chiyoda Co. Ltd. (Japan)	1,500	28,915
Cia Hering (Brazil)	4,700	59,566
DCM Holdings Co. Ltd. (Japan)	8,900	61,734
DSW, Inc. (Class A Stock)(a)	1,344	57,429
Esprit Holdings Ltd. (Hong Kong)*	30,700	59,320
Express, Inc.*	1,570	29,312
Fast Retailing Co. Ltd. (Japan)	600	247,814
Fielmann AG (Germany)	647	75,768
Finish Line, Inc. (The) (Class A Stock)	1,428	40,227
Folli Follie SA (Greece)*	5,268	169,585
Foot Locker, Inc.	3,888	161,119
GameStop Corp. (Class A Stock)	3,220	158,617
Gap, Inc. (The)	5,103	199,425
Geo Holdings Corp. (Japan)	8,000	71,847
Giordano International Ltd. (Hong Kong)	66,000	59,042
GNC Holdings, Inc. (Class A Stock)	2,195	128,298
GOME Electrical Appliances Holding Ltd. (China)	1,428,000	264,045
Haverty Furniture Cos., Inc.	1,125	35,213
Hennes & Mauritz AB (Sweden) (Class B Stock)	6,546	301,486
hhgregg, Inc.*(a)	1,725	24,098
Home Depot, Inc. (The)	19,518	1,607,112
Honeys Co. Ltd. (Japan)	3,070	29,881
Inditex SA (Spain)	3,620	597,705
Indomobil Sukses Internasional Tbk PT (Indonesia)	192,000	77,305
JB Hi-Fi Ltd. (Australia)	1,467	28,244
Jos. A. Bank Clothiers, Inc.*	906	49,585
Jumbo SA (Greece)*	12,604	200,972
Kingfisher PLC (United Kingdom)	82,714	528,052
Kohnan Shoji Co. Ltd. (Japan)	7,000	72,256
Komeri Co. Ltd. (Japan)	1,800	45,979
Konaka Co. Ltd. (Japan)	3,100	27,645
K’s Holdings Corp. (Japan)	2,500	72,246
Lowe’s Cos., Inc.	17,540	869,107
Men’s Wearhouse, Inc. (The)	1,437	73,402
Monro Muffler Brake, Inc.(a)	631	35,563
Nitori Holdings Co. Ltd. (Japan)	1,650	156,217
O’Reilly Automotive, Inc.*(a)	2,187	281,489
OSIM International Ltd. (Singapore)	170,000	310,058
Outerwall, Inc.*(a)	1,102	74,132
PetSmart, Inc.(a)	1,762	128,185
Premier Investments Ltd. (Australia)	7,805	57,287
Rent-A-Center, Inc.	1,882	62,746
Restoration Hardware Holdings, Inc.*(a)	445	29,949

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Specialty Retail (continued)
Rona, Inc. (Canada)	6,500	$80,833
Ross Stores, Inc.	4,448	333,289
Sanrio Co. Ltd. (Japan)(a)	700	29,475
Shimachu Co. Ltd. (Japan)	5,400	127,854
Shimamura Co. Ltd. (Japan)	800	74,989
Signet Jewelers Ltd. (United Kingdom)	1,906	150,002
Staples, Inc.	21,477	341,270
Super Retail Group Ltd. (Australia)	3,232	38,424
TJX Cos., Inc. (The)	11,867	756,284
Tractor Supply Co.(a)	1,560	121,025
Ulta Salon Cosmetics & Fragrance, Inc.*	592	57,140
Urban Outfitters, Inc.*	1,226	45,485
USS Co. Ltd. (Japan)	5,100	69,954
Valora Holding AG (Switzerland)	463	129,083
Vitamin Shoppe, Inc.*	971	50,502
WH Smith PLC (United Kingdom)	4,282	71,103
World Duty Free SpA (Italy)*	4,597	57,802
Xebio Co. Ltd. (Japan)	2,400	46,070
Yamada Denki Co. Ltd. (Japan)	78,100	255,463
Yellow Hat Ltd. (Japan)	1,900	33,861
Zhongsheng Group Holdings Ltd. (China)	60,000	83,003

		12,731,166

Textiles, Apparel & Luxury Goods — 0.3%
Adidas AG (Germany)	6,486	827,084
Aksa Akrilik Kimya Sanayii (Turkey)	20,082	75,010
Anta Sports Products Ltd. (China)	62,000	76,928
Asics Corp. (Japan)	53,500	914,436
Bijou Brigitte AG (Germany)	651	66,005
Bosideng International Holdings Ltd. (Hong Kong)	336,000	63,326
Brunello Cucinelli SpA (Italy)	72	2,560
Carter’s, Inc.	1,071	76,887
China Dongxiang Group Co. (China)	459,000	78,347
Christian Dior SA (France)	1,506	285,058
Daphne International Holdings Ltd. (China)	76,000	34,264
Fila Korea Ltd. (South Korea)	1,382	103,538
Formosa Taffeta Co. Ltd. (Taiwan)	61,000	73,817
Gerry Weber International AG (Germany)	21,693	921,994
Gildan Activewear, Inc. (Canada)	2,700	143,890
Grendene SA (Brazil)	7,000	53,674
Gunze Ltd. (Japan)	24,000	60,239
Handsome Co. Ltd. (South Korea)	1,910	57,188
Hansae Co. Ltd. (South Korea)	2,400	44,210
Hugo Boss AG (Germany)	398	56,686
Kering (France)	2,208	466,730
Kwong Fong Industries (Taiwan)	2,400	1,574
LG Fashion Corp. (South Korea)	2,090	66,835
Li Ning Co. Ltd. (China)*	97,000	76,762
Luxottica Group SpA (Italy)	3,119	167,152
LVMH Moet Hennessy Louis Vuitton SA (France)	5,781	1,056,159
Moncler SpA (Italy)*	6,035	131,178
NIKE, Inc. (Class B Stock)	12,333	969,867
Onward Holdings Co. Ltd. (Japan)	8,000	60,652
Pegas Nonwovens SA (Czech Republic)	4,298	128,122
Ports Design Ltd. (Hong Kong)	59,000	45,732
POU Chen Corp. (Taiwan)	96,000	143,731
Prada SpA (Italy)	11,200	100,047
Puma SE (Germany)	269	86,994

COMMON STOCKS (continued)	Shares	Value (Note 2)

Textiles, Apparel & Luxury Goods (continued)
Safilo Group SpA (Italy)*	3,862	$89,974
Samsonite International SA (Hong Kong)	30,000	91,304
Sanyo Shokai Ltd. (Japan)	15,000	40,612
Shenzhou International Group Holdings Ltd. (Hong Kong)	39,000	146,658
Skechers USA, Inc. (Class A Stock)*	1,433	47,475
Tainan Spinning Co. Ltd. (Taiwan)	78,000	55,168
Texwinca Holdings Ltd. (Hong Kong)	48,000	50,560
TSI Holdings Co. Ltd. (Japan)	13,400	89,730
Tumi Holdings, Inc.*	1,563	35,246
Vera Bradley, Inc.*(a)	117	2,813
VF Corp.	6,536	407,454
Wacoal Holdings Corp. (Japan)	13,000	132,362
Weiqiao Textile Co. (China) (Class H Stock)	121,500	74,647
Wolverine World Wide, Inc.	2,400	81,504
Youngone Corp. (South Korea)	830	33,487
Yue Yuen Industrial Holdings Ltd. (Hong Kong)	35,000	117,030

		9,012,700

Thrifts & Mortgage Finance
Astoria Financial Corp.	5,057	69,938
Berkshire Hills Bancorp, Inc.	1,142	31,142
Capitol Federal Financial, Inc.	8,398	101,700
EverBank Financial Corp.	5,075	93,075
Genworth MI Canada, Inc. (Canada)	3,900	134,485
Home Loan Servicing Solutions Ltd.	2,219	50,970
Hudson City Bancorp, Inc.	7,575	71,432
Nationstar Mortgage Holdings, Inc.*	588	21,732
New York Community Bancorp, Inc.(a)	13,195	222,336
Northwest Bancshares, Inc.	5,701	84,261
Ocwen Financial Corp.*	2,715	150,547
People’s United Financial, Inc.	8,003	121,005
Provident Financial Services, Inc.	2,862	55,294
Washington Federal, Inc.	3,927	91,460

		1,299,377

Tobacco — 0.1%
Altria Group, Inc.	11,838	454,461
British American Tobacco PLC (United Kingdom)	22,689	1,217,818
Gudang Garam Tbk PT (Indonesia)	46,500	160,830
Imperial Tobacco Group PLC (United Kingdom)	19,743	765,403
Japan Tobacco, Inc. (Japan)	24,600	800,453
KT&G Corp. (South Korea)	3,080	217,533
Reynolds American, Inc.	5,110	255,449
Souza Cruz SA (Brazil)	7,300	74,601
Universal Corp.(a)	1,578	86,159

		4,032,707

Trading Companies & Distributors — 0.2%
AerCap Holdings NV*	8,130	311,786
Air Lease Corp.	4,991	155,120
AKR Corporindo Tbk PT (Indonesia)	152,000	54,770
Applied Industrial Technologies, Inc.	1,462	71,770
Ashtead Group PLC (United Kingdom)	84,860	1,070,492
BayWa AG (Germany)	1,722	89,627
Brenntag AG (Germany)	8,247	1,530,616
Bunzl PLC (United Kingdom)	6,690	160,769

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Trading Companies & Distributors (continued)
Fastenal Co.(a)	2,839	$134,881
Fly Leasing Ltd. (Ireland), ADR	1,437	23,093
Inaba Denki Sangyo Co. Ltd. (Japan)	2,600	81,088
Inabata & Co. Ltd. (Japan)	5,300	58,087
Iwatani Corp. (Japan)	1,000	5,078
Kanamoto Co. Ltd. (Japan)	2,000	50,914
Kuroda Electric Co. Ltd. (Japan)	3,900	58,524
Mills Estruturas e Servicos de Engenharia SA (Brazil)	4,900	68,539
MISUMI Group, Inc. (Japan)	2,500	78,601
MSC Industrial Direct Co., Inc. (Class A Stock)	1,212	98,014
Nagase & Co. Ltd. (Japan)	9,200	111,556
NEC Capital Solutions Ltd. (Japan)	1,300	35,756
Nippon Steel & Sumikin Bussan (Japan)	16,200	60,647
Nishio Rent All Co. Ltd. (Japan)	2,500	63,317
Solar A/S (Denmark) (Class B Stock)	615	38,333
Tomoe Engineering Co. Ltd. (Japan)	2,200	35,223
Toromont Industries Ltd. (Canada)	16,500	413,957
W.W. Grainger, Inc.	790	201,782
Wakita & Co. Ltd. (Japan)	3,000	35,329
Watsco, Inc.	697	66,954

		5,164,623

Transportation Infrastructure — 0.2%
Abertis Infraestructuras SA (Spain)	13,992	311,223
Aegean Marine Petroleum Network, Inc. (Greece)	3,620	40,616
Aeroports de Paris (France)	1,786	202,802
Airports of Thailand PCL (Thailand)	13,500	65,117
Ansaldo STS SpA (Italy)	6,811	73,439
ASTM SpA (Italy)	9,608	152,040
Atlantia SpA (Italy)	17,625	394,799
Auckland International Airport Ltd. (New Zealand)	50,629	147,037
Bangkok Expressway PCL (Thailand)	96,100	97,972
BBA Aviation PLC (United Kingdom)	12,335	65,641
Beijing Capital International Airport Co. Ltd. (China) (Class H Stock)	132,000	103,618
CCR SA (Brazil)	21,700	163,446
Citra Marga Nusaphala Persada Tbk PT (Indonesia)*	193,000	53,147
EcoRodovias Infraestrutura e Logistica SA (Brazil)	14,900	93,470
Flughafen Wien AG (Austria)	2,295	192,592
Flughafen Zuerich AG (Switzerland)	2,234	1,306,275
Fraport AG Frankfurt Airport Services Worldwide (Germany)	2,477	185,616
Grupo Aeroportuario del Pacifico SAB de CV (Mexico), ADR	4,560	242,683
Grupo Aeroportuario del Sureste SAB de CV (Mexico), ADR	1,930	240,536
Hamburger Hafen und Logistik AG (Germany)	4,011	98,225
Hopewell Highway Infrastructure Ltd. (Hong Kong)	3,000	1,429
Hutchison Port Holdings Trust (Singapore), UTS	230,000	155,250
Japan Airport Terminal Co. Ltd. (Japan)	3,500	79,211

COMMON STOCKS (continued)	Shares	Value (Note 2)

Transportation Infrastructure (continued)
Jiangsu Expressway Co. Ltd. (China) (Class H Stock)	110,000	$135,189
Kamigumi Co. Ltd. (Japan)	12,000	110,105
Mitsubishi Logistics Corp. (Japan)	6,000	94,982
Mitsui-Soko Co. Ltd. (Japan)	5,000	23,260
Port of Tauranga Ltd. (New Zealand)	575	6,482
SATS Ltd. (Singapore)	39,000	99,932
Shenzhen Expressway Co. Ltd. (China) (Class H Stock)	130,000	58,586
Shenzhen International Holdings Ltd. (China)	917,500	115,151
Societa Iniziative Autostradali e Servizi SpA (Italy)	7,038	70,007
Sumitomo Warehouse Co. Ltd. (The) (Japan)	8,000	46,224
TAV Havalimanlari Holding A/S (Turkey)	13,539	97,477
Transurban Group (Australia)	25,556	156,285
Wesco Aircraft Holdings, Inc.*	2,511	55,041
Zhejiang Expressway Co. Ltd. (China) (Class H Stock)	150,000	142,015

		5,676,920

Water Utilities — 0.1%
Aguas Andinas SA (Chile) (Class A Stock)	189,916	122,664
American States Water Co.	1,972	56,656
American Water Works Co., Inc.	4,097	173,139
Aqua America, Inc.	3,148	74,261
Beijing Enterprises Water Group Ltd. (China)	274,000	172,515
California Water Service Group	3,018	69,625
China Water Affairs Group Ltd. (Hong Kong)	182,000	67,432
Cia de Saneamento Basico do Estado de Sao Paulo (Brazil), ADR(a)	35,000	396,900
Cia de Saneamento de Minas Gerais-COPASA (Brazil)	9,600	151,370
Guangdong Investment Ltd. (China)	282,000	275,880
Inversiones Aguas Metropolitanas SA (Chile)	50,584	85,895
Pennon Group PLC (United Kingdom)	78,072	853,097
Puncak Niaga Holdings Bhd (Malaysia)	37,700	37,457
Severn Trent PLC (United Kingdom)	3,607	101,981
Sound Global Ltd. (China)*	104,000	57,938
Thai Tap Water Supply PCL (Thailand)	348,900	106,178
United Utilities Group PLC (United Kingdom)	17,311	192,734

		2,995,722

Wireless Telecommunication Services — 0.9%
Advanced Info Service PCL (Thailand)	14,600	88,640
America Movil SAB de CV (Mexico) (Class L Stock), ADR(a)	138,840	3,244,691
Axiata Group Bhd (Malaysia)	102,700	216,563
China Mobile Ltd. (China)	489,000	5,093,584
Crown Castle International Corp.*	1,747	128,282
DiGi.Com Bhd (Malaysia)	58,800	89,103
ENTEL Chile SA (Chile)	8,125	110,260
Freenet AG (Germany)*	6,977	209,632
Indosat Tbk PT (Indonesia)	123,000	42,028
KDDI Corp. (Japan)	25,400	1,565,028
MegaFon OAO (Russia), GDR	16,503	556,159

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Wireless Telecommunication Services (continued)
Millicom International Cellular SA (Luxembourg), SDR	1,471	$146,579
Mobile Telesystems OJSC (Russia), ADR	24,900	538,587
Mobistar SA (Belgium)	1,569	29,833
MTN Group Ltd. (South Africa)	23,905	495,106
NTT DoCoMo, Inc. (Japan)	77,200	1,271,197
Partner Communications Co. Ltd. (Israel)*	10,372	96,801
Philippine Long Distance Telephone Co. (Philippines), ADR	9,850	591,788
Rogers Communications, Inc. (Canada) (Class B Stock)	8,900	402,752
Samart Corp. PCL (Thailand)	72,300	32,564
SK Telecom Co. Ltd. (South Korea)	1,618	354,082
SmarTone Telecommunications Holdings Ltd. (Hong Kong)	38,000	43,469
Softbank Corp. (Japan)	20,100	1,763,790
Tele2 AB (Sweden) (Class B Stock)	10,370	117,779
Telefonica Brasil SA (Brazil), ADR(a)	37,400	718,828
Telephone & Data Systems, Inc.	2,535	65,352
Tim Participacoes SA (Brazil), ADR	11,660	305,958
Turkcell Iletisim Hizmet A/S (Turkey)*	96,704	512,502
Vodafone Group PLC (United Kingdom), ADR	157,555	6,193,487

		25,024,424

TOTAL COMMON STOCKS (cost $862,764,273)		921,841,883

EXCHANGE TRADED FUNDS — 0.5%
iShares MSCI India Index*	2,124,449	12,619,227
iShares MSCI Israel Capped Index Fund(a)	11,822	570,057
iShares MSCI South Korea Capped Index Fund	16,421	1,061,946
iShares US Real Estate	90	5,678
SPDR Dow Jones International Real Estate	139	5,727

TOTAL EXCHANGE TRADED FUNDS (cost $14,733,467)		14,262,635

PREFERRED STOCKS — 0.4%
Aerospace & Defense
Rolls-Royce Holdings PLC (United Kingdom) (PRFC C)*	2,337,566	3,871

Automobiles — 0.1%
Bayerische Motoren Werke AG (Germany) (PRFC)	2,190	187,273
Hyundai Motor Co. (South Korea) (PRFC)	1,060	131,276
Volkswagen AG (Germany) (PRFC)	11,409	3,210,719

		3,529,268

Capital Markets
Morgan Stanley, CVT, 7.125%	8,500	222,190

Chemicals
Braskem SA (Brazil) (PRFC A)*	14,100	125,506

Commercial Banks
Absa Bank Ltd. (South Africa) (PRFC),	1,529	129,433
Banco do Estado do Rio Grande do Sul SA (Brazil) (PRFC B)	19,000	101,473

PREFERRED STOCKS (continued)	Shares	Value (Note 2)

PREFERRED STOCKS (continued)
Commercial Banks (continued)
JB Financial Group Co. Ltd. (South Korea) (PRFC)*	3,592	$2,155

		233,061

Construction Materials
Sto AG (Germany) (PRFC)	378	71,863

Containers & Packaging
Klabin SA (Brazil) (PRFC)	28,400	147,582

Diversified Financial Services
Top Frontier Investment Holdings (Philippines) (PRFC)*	6,570	26,350

Diversified Telecommunication Services
Oi SA (Brazil) (PRFC)	115,600	175,905

Electric Utilities — 0.1%
Centrais Eletricas Brasileiras SA (Brazil) (PRFC B)	29,700	125,006
Cia de Transmissao de Energia Eletrica Paulista (Brazil) (PRFC)	5,100	58,193
Cia Energetica de Minas Gerais (Brazil) (PRFC)	48,671	289,023
Cia Paranaense de Energia (Brazil) (PRFC B)	15,200	196,696
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA (Brazil) (PRFC)	20,000	79,347

		748,265

Food & Staples Retailing
Cia Brasileira de Distribuicao Grupo Pao de Acucar (Brazil) (PRFC), ADR(a)	4,700	209,949

Health Care Equipment & Supplies — 0.1%
Sartorius AG (Germany) (PRFC)	11,184	1,331,205

Household Products
Henkel AG & Co. KGaA (Germany) (PRFC)	6,044	702,525

Independent Power Producers & Energy Traders
Cia Energetica de Sao Paulo (Brazil) (PRFC B)	29,900	284,140

Insurance
Unipol Gruppo Finanziario SpA (Italy) (PRFC)	37,100	187,204

Machinery
Marcopolo SA (Brazil) (PRFC)	25,600	55,340
Randon Participacoes SA (Brazil) (PRFC)	14,500	70,618

		125,958

Metals & Mining — 0.1%
Vale SA (Brazil) (PRFC)	123,700	1,716,097

Multi-Utilities
RWE AG (Germany) (PRFC)	2,175	69,662

Oil, Gas & Consumable Fuels
AK Transneft OAO (Russia) (PRFC)	113	297,756

Paper & Forest Products
Suzano Papel e Celulose SA (Brazil) (PRFC A)	31,800	124,545

Semiconductors & Semiconductor Equipment
Samsung Electronics Co. Ltd. (South Korea) (PRFC)	746	717,435

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

PREFERRED STOCKS (continued)		Shares	Value (Note 2)

Textiles, Apparel & Luxury Goods
Alpargatas SA (Brazil) (PRFC)		500	$3,137

TOTAL PREFERRED STOCKS (cost $10,461,430)			11,053,474

		Units
RIGHTS*
Commercial Banks
Bank Bukopin Tbk PT (Indonesia), expiring 03/14/14		191,789	—

Health Care Providers & Services
KPJ Healthcare Bhd (Malaysia), expiring 02/28/14		3,380	2,126

Oil, Gas & Consumable Fuels
Repsol SA (Spain), expiring 01/09/14		42,944	29,303

Real Estate Investment Trusts (REITs)
CPN Retail Growth Leasehold Property Fund (Thailand)		87,637	—

TOTAL RIGHTS (cost $28,783)			31,429

WARRANTS*
Road & Rail
BTS Group Holdings PCL (Thailand) (cost $0)		95,700	2,708

		Shares
UNAFFILIATED MUTUAL FUNDS
Chemtrade Logistics Income Fund		100	1,840
CPN Retail Growth Leasehold Property Fund		258,900	123,870
HBM Healthcare Investments AG (Class A Stock)*		2,122	157,595
Samui Airport Property Fund Leasehold		223,000	108,703
Solvalor 61		392	94,393

TOTAL UNAFFILIATED MUTUAL FUNDS (cost $515,933)			486,401

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 0.7%
Collateralized Loan Obligations
Acis CLO Ltd. (Cayman Islands),
Series 2013-2A, Class A, 144A
0.761%(c)	10/14/22	1,350	1,311,703
Series 2013-2A, Class ACOM, 144A
1.176%(c)	10/14/22	9,300	8,992,914
Brentwood CLO Corp. (Cayman Islands),
Series 2006-1A, Class A1A, 144A
0.512%(c)	02/01/22	5,821	5,728,889
Series 2006-1A, Class A1B, 144A
0.512%(c)	02/01/22	2,256	2,220,500

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
KKR Financial CLO Corp. (Cayman Islands),
Series 2007-1A, Class A, 144A
0.591%(c)	05/15/21	3,155	$3,113,683

			21,367,689

TOTAL ASSET-BACKED SECURITIES (cost $21,287,119)			21,367,689

BANK LOANS(c)
Advertising
Getty Images, Inc.,
Initial Term Loan
4.750%	10/18/19	249	232,338

Commercial Finance
Maxim Crane Works,
Term Loan (Second Lien)
10.250%	09/17/14	125	125,313

Lodging
Marina District Finance Co.,
Term Loan
6.750%	08/15/18	125	125,391

Media
Clear Channel Communications, Inc.,
Term Loan
6.919%	01/30/19	100	95,375

Retail & Merchandising
Bj’s Wholesale Club, Inc.,
Replacement Loan (Second Lien)
8.500%	05/14/20	200	203,750

Textiles, Apparel & Luxury Goods
Polymer Group, Inc.,
Initial Term Loan
5.250%	12/13/19	100	100,438
True Religion Apparel, Inc.,
Initial Term Loan (First Lien)
5.875%	07/30/19	200	189,666
Initial Term Loan (Second Lien)
11.000%	01/29/19	150	143,250

			433,354

TOTAL BANK LOANS (cost $1,191,493)			1,215,521

COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.8%
Credit Suisse Commercial Mortgage Trust,
Series 2007-C1, Class A1A
5.361%	02/15/40	18,921	20,169,103
Series 2007-C2, Class A1A
5.526%(c)	01/15/49	20,925	22,590,293
Federal Home Loan Mortgage Corp Multifamily Structured Pass-Through Certificates,
Series K034, Class A2
3.531%	07/25/23	3,600	3,600,374
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates,
Series K016, Class A2
2.968%	10/25/21	25,000	24,677,350

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series K027, Class A2
2.637%	01/25/23		10,300	$9,673,049
Series K028, Class A2
3.111%	02/25/23		9,700	9,445,860
Series KS01, Clas A2
2.522%	01/25/23		6,300	5,903,491
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C28, Class A1A
5.559%	10/15/48		13,594	14,808,709

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $114,486,229)				110,868,229

CONVERTIBLE BONDS
Metals & Mining
Peabody Energy Corp.,
Jr. Sub. Notes
4.750%	12/15/66	(a)	100	79,063

Oil, Gas & Consumable Fuels
Chesapeake Energy Corp.,
Gtd. Notes
2.500%	05/15/37	(a)	250	253,750

Real Estate Investment Trusts (REITs)
Starwood Property Trust, Inc.,
Sr. Unsec’d. Notes
4.550%	03/01/18		250	276,094

TOTAL CONVERTIBLE BONDS (cost $595,903)				608,907

CORPORATE BONDS — 12.7%
Advertising
Affinion Group, Inc.,
Gtd. Notes
7.875%	12/15/18		150	135,000
Checkout Holding Corp.,
Sr. Notes, 144A
9.433%(s)	11/15/15		250	206,250
Griffey Intermediate, Inc./Griffey Finance Sub LLC,
Sr. Notes, 144A
7.000%	10/15/20	(a)	500	396,250
Sitel LLC/Sitel Finance Corp.,
Gtd. Notes
11.500%	04/01/18		100	88,000
Sr. Sec’d. Notes, 144A
11.000%	08/01/17		100	106,750
Visant Corp.,
Gtd. Notes
10.000%	10/01/17		150	145,500

				1,077,750

Aerospace & Defense
Accudyne Industries Borrower/Accudyne Industries LLC (Luxembourg),
Gtd. Notes, 144A
7.750%	12/15/20		150	159,000
Spirit Aerosystems, Inc.,
Gtd. Notes
6.750%	12/15/20		150	161,438

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Aerospace & Defense (continued)
TransDigm, Inc., Gtd. Notes
7.500%	07/15/21	(a)	250	$268,750

				589,188

Airlines
Air Canada (Canada),
Sr. Sec’d. Notes, 144A
6.750%	10/01/19		300	316,500
Continental Airlines 2012-3 Class C Pass-Through Certificates, Pass-Through Certificates
6.125%	04/29/18		300	313,500
United Continental Holdings, Inc., Gtd. Notes
6.375%	06/01/18	(a)	100	104,500

				734,500

Auto Parts & Equipment
Accuride Corp., Sr. Sec’d. Notes
9.500%	08/01/18		150	146,625
Schaeffler Holding Finance BV (Germany),
Sr. Sec’d. Notes, PIK, 144A
6.875%	08/15/18		200	212,000
Stackpole International Intermediate/Stackpole International Powder (Canada),
Sr. Sec’d. Notes, 144A
7.750%	10/15/21	(a)	150	156,000

				514,625

Banks — 0.2%
Royal Bank of Scotland Group PLC (United Kingdom),
Sr. Unsec’d. Notes
2.550%	09/18/15		1,725	1,764,256
Sub. Notes
6.000%	12/19/23		2,150	2,165,308
6.100%	06/10/23		350	352,834
6.125%	12/15/22	(a)	100	102,200
Royal Bank of Scotland PLC (The) (United Kingdom),
Sub. Notes, RegS
9.500%(c)	03/16/22		1,050	1,229,319

				5,613,917

Beverages — 0.2%
Constellation Brands, Inc.,
Gtd. Notes
3.750%	05/01/21	(a)	300	282,000
4.250%	05/01/23		550	512,875
Pernod-Ricard SA (France),
Sr. Unsec’d. Notes, 144A
4.450%	01/15/22	(a)	5,100	5,158,925

				5,953,800

Building Materials
Builders Firstsource, Inc.,
Sr. Sec’d. Notes, 144A
7.625%	06/01/21	(a)	50	52,250
Calcipar SA (Luxembourg),
Sr. Sec’d. Notes, 144A
6.875%	05/01/18		200	212,000

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Building Materials (continued)
CPG Merger Sub LLC,
Gtd. Notes, 144A
8.000%	10/01/21		150	$156,000
Gibraltar Industries, Inc.,
Gtd. Notes
6.250%	02/01/21		150	154,125
Ply Gem Industries, Inc.,
Sr. Sec’d. Notes
8.250%	02/15/18		242	257,730
USG Corp.,
Sr. Unsec’d. Notes
9.750%	01/15/18		250	295,625

				1,127,730

Capital Markets
Walter Investment Management Corp.,
Gtd. Notes, 144A
7.875%	12/15/21		150	151,875

Chemicals — 0.2%
Ashland, Inc.,
Sr. Unsec’d. Notes
3.875%	04/15/18		250	253,125
Eagle Spinco, Inc.,
Gtd. Notes, 144A
4.625%	02/15/21	(a)	450	441,000
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC,
Sec’d. Notes
9.000%	11/15/20	(a)	200	199,500
Sr. Sec’d. Notes
8.875%	02/01/18		400	415,500
Huntsman International LLC,
Gtd. Notes
4.875%	11/15/20	(a)	200	197,000
Kraton Polymers LLC/Kraton Polymers Capital Corp.,
Gtd. Notes
6.750%	03/01/19		200	210,500
LYB International Finance BV (Netherlands),
Gtd. Notes
4.000%	07/15/23		925	913,026
Magnetation LLC/Mag Finance Corp.,
Sr. Sec’d. Notes, 144A
11.000%	05/15/18		200	218,000
OMNOVA Solutions, Inc.,
Gtd. Notes
7.875%	11/01/18		250	268,750
PQ Corp.,
Sec’d. Notes, 144A
8.750%	05/01/18	(a)	300	327,000
Rockwood Specialties Group, Inc.,
Gtd. Notes
4.625%	10/15/20		250	255,313
SPCM SA (France),
Sr. Unsec’d. Notes, 144A
6.000%	01/15/22		400	422,000

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Chemicals (continued)
US Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV (Netherlands),
Gtd. Notes, 144A
7.375%	05/01/21	(a)		450	$479,813

					4,600,527

Commercial Banks — 2.1%
Ally Financial, Inc.,
Gtd. Notes
6.250%	12/01/17	(a)		650	724,750
8.000%	11/01/31	(a)		350	418,687
Bank of America Corp.,
Sr. Unsec’d. Notes
2.600%	01/15/19			1,250	1,255,517
6.000%	09/01/17	(a)		6,650	7,592,917
Bank of Thailand (Thailand),
Unsec’d. Notes
2.950%	01/14/16		THB	11,840	362,235
Barclays Bank PLC (United Kingdom),
Jr. Sub. Notes, MTN
4.750%(c)	03/29/49		EUR	50	58,467
Notes
10.000%	05/08/14		BRL	7,000	2,501,010
Sub. Notes, 144A
6.050%	12/04/17			2,800	3,130,352
Barclays PLC (United Kingdom),
Jr. Sub. Notes
8.250%(c)	12/29/49			400	413,000
BPCE SA (France),
Sub. Notes, 144A
5.700%	10/22/23			1,755	1,808,106
Capital One Financial Corp.,
Sr. Unsec’d. Notes
1.000%	11/06/15			2,600	2,598,866
CIT Group, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	02/15/19			550	589,875
Citigroup, Inc.,
Jr. Sub. Notes
5.900%(c)	12/29/49			250	233,750
Sr. Unsec’d. Notes
3.375%	03/01/23			2,675	2,542,628
Credit Suisse AG (Switzerland),
Sub. Notes, 144A
6.500%	08/08/23	(a)		1,650	1,755,188
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes, MTN, 144A
8.250%	06/17/32		IDR	3,200,000	243,878
HBOS Capital Funding LP (United Kingdom),
Bank Gtd. Notes
6.461%(c)	11/29/49			GBP 50	84,454
Intesa Sanpaolo SpA (Italy),
Bank Gtd. Notes
3.125%	01/15/16			3,200	3,260,998
Gtd. Notes
3.875%	01/15/19			1,150	1,143,348
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.250%	09/23/22			4,675	4,480,151

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Commercial Banks (continued)
JPMorgan Chase Bank NA,
Sr. Unsec’d. Notes, MTN, 144A
16.000%	07/02/19		NGN	33,640	$233,408
Unsec’d. Notes, MTN, 144A
5.250%	05/17/18		IDR	35,000,000	2,588,332
9.000%	03/19/29		IDR	1,665,000	136,812
LBG Capital No. 2 PLC (United Kingdom),
Sub. Notes
7.875%	03/19/20			300	321,881
Lloyds Bank PLC (United Kingdom),
Bank Gtd. Notes
2.300%	11/27/18	(a)		1,450	1,446,239
Morgan Stanley,
Sr. Unsec’d. Notes, MTN
5.950%	12/28/17			5,650	6,455,238
Nordea Bank AB (Sweden),
Sub. Notes, 144A
4.250%	09/21/22	(a)		3,000	2,966,310
Provident Funding Associates LP/PFG Finance Corp.,
Gtd. Notes, 144A
6.750%	06/15/21			250	248,750
Regions Financial Corp.,
Sr. Unsec’d. Notes
2.000%	05/15/18			3,900	3,776,417
Santander Bank NA (Spain),
Sub. Notes
8.750%	05/30/18			1,725	2,072,663
Santander UK PLC (United Kingdom),
Sub. Notes, 144A
5.000%	11/07/23			1,125	1,129,185
SunTrust Banks, Inc.,
Sr. Unsec’d. Notes
2.350%	11/01/18			4,700	4,675,099

					61,248,511

Commercial Services & Supplies — 0.1%
Ahern Rentals, Inc.,
Sec’d. Notes, 144A
9.500%	06/15/18	(a)		150	162,375
APX Group, Inc.,
Gtd. Notes, 144A
8.750%	12/01/20			100	101,750
Sr. Sec’d. Notes
6.375%	12/01/19			250	253,750
ERAC USA Finance LLC,
Gtd. Notes, 144A
3.300%	10/15/22			1,900	1,765,345
Hertz Corp. (The),
Gtd. Notes
5.875%	10/15/20			100	103,625
6.250%	10/15/22			100	103,250
RR Donnelley & Sons Co.,
Sr. Unsec’d. Notes
7.875%	03/15/21			150	166,500
Safway Group Holding LLC/Safway Finance Corp.,
Sec’d. Notes, 144A
7.000%	05/15/18			150	158,250

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Commercial Services & Supplies (continued)
Speedy Cash Intermediate Holdings Corp.,
Sec’d. Notes, 144A
10.750%	05/15/18			300	$315,750
United Rentals North America, Inc.,
Gtd. Notes
7.625%	04/15/22	(a)		200	222,250
8.375%	09/15/20	(a)		100	111,500
WEX, Inc.,
Gtd. Notes, 144A
4.750%	02/01/23			150	138,000

					3,602,345

Computer Services & Software — 0.1%
NCR Corp.,
Gtd. Notes
5.000%	07/15/22			100	95,125
NetApp, Inc.,
Sr. Unsec’d. Notes
2.000%	12/15/17	(a)		2,250	2,238,446

					2,333,571

Computers & Peripherals — 0.2%
Apple, Inc.,
Sr. Unsec’d. Notes
1.000%	05/03/18	(a)		2,000	1,933,894
Hewlett-Packard Co.,
Sr. Unsec’d. Notes
2.600%	09/15/17			2,600	2,641,717
4.300%	06/01/21			1,250	1,266,936

					5,842,547

Construction & Engineering
Aguila 3 SA (Luxembourg),
Sr. Sec’d. Notes, 144A
7.875%	01/31/18			150	159,000
Sr. Sec’d. Notes, RegS
7.875%	01/31/18		CHF	150	178,456
Offshore Drilling Holding SA (Mexico),
Sr. Sec’d. Notes, 144A
8.375%	09/20/20			300	319,500
Weekley Homes LLC/Weekley Finance Corp.,
Sr. Unsec’d. Notes, 144A
6.000%	02/01/23			200	193,000
Zachry Holdings, Inc.,
Sr. Notes, 144A
7.500%	02/01/20			250	261,250

					1,111,206

Containers & Packaging
Ardagh Packaging Finance PLC (Luxembourg),
Gtd. Notes, 144A
9.125%	10/15/20	(a)		200	219,000
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc. (Ireland),
Sr. Sec’d. Notes, 144A
4.875%	11/15/22			200	198,000
Crown Americas LLC/Crown Americas Capital Corp. IV,
Gtd. Notes
4.500%	01/15/23	(a)		250	233,750

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Containers & Packaging (continued)
Sealed Air Corp.,
Gtd. Notes, 144A
6.500%	12/01/20	(a)	200	$215,000
8.375%	09/15/21		150	170,250

				1,036,000

Cosmetics/Personal Care
First Quality Finance Co., Inc.,
Sr. Unsec’d. Notes, 144A
4.625%	05/15/21		150	142,500

Distribution/Wholesale — 0.3%
Glencore Funding LLC (Switzerland),
Gtd. Notes, 144A
1.700%	05/27/16		2,900	2,902,442
2.500%	01/15/19	(a)	5,325	5,156,293
HD Supply, Inc.,
Gtd. Notes
7.500%	07/15/20		359	386,823
11.500%	07/15/20		450	537,187
Sec’d. Notes
11.000%	04/15/20		100	118,500
Sr. Sec’d. Notes
8.125%	04/15/19	(a)	150	167,063
LKQ Corp.,
Gtd. Notes, 144A
4.750%	05/15/23		150	139,500

				9,407,808

Diversified Financial Services — 0.6%
Aircastle Ltd.,
Sr. Unsec’d. Notes
4.625%	12/15/18		100	100,750
6.250%	12/01/19		100	107,125
Credit Suisse Group AG (Switzerland),
Jr. Sub. Notes, 144A
7.500%(c)	12/11/49		600	633,750
Discover Financial Services,
Sr. Unsec’d. Notes
3.850%	11/21/22		3,000	2,844,510
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
8.000%	12/15/16		4,850	5,735,537
General Electric Capital Corp.,
Sr. Unsec’d. Notes, MTN
5.875%	01/14/38	(a)	3,700	4,214,722
General Motors Financial Co., Inc.,
Gtd. Notes, 144A
3.250%	05/15/18		50	50,000
4.750%	08/15/17		100	106,125
International Lease Finance Corp.,
Sr. Unsec’d. Notes
5.875%	04/01/19		500	532,500
Jefferies Finance LLC/JFIN Co-Issuer Corp.,
Sr. Unsec’d. Notes, 144A
7.375%	04/01/20		200	208,000
Jefferies LoanCore LLC/JLC Finance Corp.,
Sr. Unsec’d. Notes, 144A
6.875%	06/01/20		200	198,000

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Merrill Lynch & Co., Inc.,
Sub. Notes
7.750%	05/14/38		100	$129,107
Nationstar Mortgage LLC/Nationstar Capital Corp.,
Gtd. Notes
6.500%	08/01/18		150	152,625
6.500%	07/01/21		250	238,125
7.875%	10/01/20		150	155,625
SLM Corp.,
Sr. Unsec’d. Notes, MTN
4.875%	06/17/19		150	149,468
5.500%	01/15/19		350	363,213
8.000%	03/25/20		250	283,125
8.450%	06/15/18		150	174,750

				16,377,057

Diversified Telecommunication Services — 0.1%
AT&T, Inc.,
Sr. Unsec’d. Notes
2.625%	12/01/22	(a)	2,375	2,142,872
Frontier Communications Corp.,
Sr. Unsec’d. Notes
8.250%	04/15/17		500	580,000
8.500%	04/15/20	(a)	500	560,000
9.250%	07/01/21		250	288,125

				3,570,997

Electric — 0.5%
AES Corp. (The),
Sr. Unsec’d. Notes
7.375%	07/01/21		150	169,125
8.000%	06/01/20		100	117,000
DPL, Inc.,
Sr. Unsec’d. Notes
6.500%	10/15/16		315	340,987
7.250%	10/15/21		475	480,937
Florida Power & Light Co.,
First Mortgage
3.800%	12/15/42		1,400	1,222,794
4.125%	02/01/42	(a)	1,919	1,766,146
MidAmerican Energy Holdings Co.,
Sr. Unsec’d. Notes
6.125%	04/01/36	(a)	3,400	3,862,618
NV Energy, Inc.,
Sr. Unsec’d. Notes
6.250%	11/15/20	(a)	1,750	2,029,160
Puget Energy, Inc.,
Sr. Sec’d. Notes
5.625%	07/15/22		500	543,752
Puget Sound Energy, Inc.,
Jr. Sub. Notes
6.974%(c)	06/01/67		1,100	1,127,041
Ruwais Power Co. PJSC (United Arab Emirates),
Sr. Sec’d. Notes, 144A
6.000%	08/31/36		840	882,254
Southern California Edison Co.,
First Ref. Mortgage
4.050%	03/15/42		1,750	1,584,620

				14,126,434

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Electrical Equipment — 0.1%
Roper Industries, Inc.,
Sr. Unsec’d. Notes
2.050%	10/01/18		2,400	$2,332,375
WESCO Distribution, Inc.,
Gtd. Notes, 144A
5.375%	12/15/21		150	150,000

				2,482,375

Energy Equipment & Services
Seadrill Ltd. (Norway),
Sr. Unsec’d. Notes, 144A
6.125%	09/15/20		200	199,500

Entertainment & Leisure — 0.1%
CCM Merger, Inc.,
Gtd. Notes, 144A
9.125%	05/01/19		200	209,000
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes, 144A
4.875%	11/01/20	(a)	250	250,000
5.375%	11/01/23		200	196,500
Graton Economic Development Authority,
Sr. Sec’d. Notes, 144A
9.625%	09/01/19		150	174,000
Mohegan Tribal Gaming Authority,
Sr. Unsec’d. Notes, 144A
9.750%	09/01/21		150	161,625
Sabre, Inc.,
Sr. Sec’d. Notes, 144A
8.500%	05/15/19		300	333,000
Snoqualmie Entertainment Authority,
Sr. Sec’d. Notes, 144A
4.147%(c)	02/01/14		150	148,500
9.125%	02/01/15		200	198,000
Viking Cruises Ltd.,
Unsec’d. Notes, 144A
8.500%	10/15/22		200	226,000

				1,896,625

Environmental Control
ADS Waste Holdings, Inc.,
Gtd. Notes
8.250%	10/01/20		400	434,000
Casella Waste Systems, Inc.,
Gtd. Notes
7.750%	02/15/19		150	153,750

				587,750

Farming & Agriculture — 0.2%
Alliance One International, Inc.,
Sec’d. Notes
9.875%	07/15/21		300	281,250
Imperial Tobacco Finance PLC (United Kingdom),
Gtd. Notes, 144A
2.050%	02/11/18		4,400	4,350,808
3.500%	02/11/23		1,250	1,165,789
Vector Group Ltd.,
Sr. Sec’d. Notes
7.750%	02/15/21		300	317,250

				6,115,097

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Food & Staples Retailing — 0.1%
Walgreen Co.,
Sr. Unsec’d. Notes
1.800%	09/15/17		1,800	$1,812,472

Food Products
B&G Foods, Inc.,
Gtd. Notes
4.625%	06/01/21	(a)	200	192,000
Post Holdings, Inc.,
Gtd. Notes
7.375%	02/15/22		100	107,000
Gtd. Notes, 144A
6.750%	12/01/21	(a)	200	207,000
7.375%	02/15/22		50	53,500

				559,500

Foods — 0.2%
BI-LO LLC/BI-LO Finance Corp.,
Sr. Unsec’d. Notes, PIK, 144A
8.625%	09/15/18		150	156,750
Bumble Bee Holdco SCA,
Sr. Notes, PIK, 144A
9.625%	03/15/18		200	211,000
Bumble Bee Holdings, Inc. (Luxembourg),
Sr. Sec’d. Notes, 144A
9.000%	12/15/17	(a)	199	217,947
Del Monte Corp.,
Gtd. Notes
7.625%	02/15/19	(a)	400	415,500
Michael Foods Holding, Inc.,
Sr. Unsec’d. Notes, PIK, 144A
8.500%	07/15/18		200	211,500
Mondelez International, Inc.,
Sr. Unsec’d. Notes
6.500%	02/09/40		1,900	2,270,502
US Foods, Inc.,
Gtd. Notes
8.500%	06/30/19		350	383,250
Wells Enterprises, Inc.,
Sr. Sec’d. Notes, 144A
6.750%	02/01/20		250	253,750

				4,120,199

Gaming
Churchill Downs, Inc.,
Gtd. Notes, 144A
5.375%	12/15/21		100	101,750

Hand/Machine Tools
Mcron Finance Sub LLC/Mcron Finance Corp.,
Sr. Sec’d. Notes, 144A
8.375%	05/15/19		100	111,500
Milacron LLC/Mcron Finance Corp.,
Gtd. Notes, 144A
7.750%	02/15/21		250	262,500

				374,000

Health Care Providers & Services — 0.3%
CHS/Community Health Systems, Inc.,
Sr. Sec’d. Notes
5.125%	08/15/18		400	413,000

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Health Care Providers & Services (continued)
Express Scripts Holding Co.,
Gtd. Notes
3.125%	05/15/16		4,500	$4,696,709
Fresenius Medical Care US Finance II, Inc. (Germany),
Gtd. Notes, 144A
5.625%	07/31/19		400	432,000
Fresenius Medical Care US Finance, Inc. (Germany),
Gtd. Notes, 144A
6.500%	09/15/18		150	169,500
HCA Holdings, Inc.,
Sr. Unsec’d. Notes
6.250%	02/15/21	(a)	500	523,125
HCA, Inc.,
Gtd. Notes
7.500%	02/15/22	(a)	500	548,750
Sr. Sec’d. Notes
6.500%	02/15/20	(a)	1,250	1,373,437
7.250%	09/15/20		250	272,500
Health Management Associates, Inc.,
Gtd. Notes
7.375%	01/15/20		100	111,875
LifePoint Hospitals, Inc.,
Gtd. Notes, 144A
5.500%	12/01/21		200	200,750
Radiation Therapy Services, Inc.,
Gtd. Notes
9.875%	04/15/17		150	131,250
Sec’d. Notes
8.875%	01/15/17		50	50,500
Tenet Healthcare Corp.,
Sr. Sec’d. Notes
6.250%	11/01/18		250	276,875

				9,200,271

Healthcare Products
DJO Finance LLC/DJO Finance Corp.,
Gtd. Notes
9.750%	10/15/17		100	101,750
9.875%	04/15/18		350	376,250

				478,000

Holding Companies–Diversified
Alphabet Holding Co., Inc.,
Sr. Unsec’d. Notes, PIK
7.750%	11/01/17		250	257,813
Nielsen Co. Luxembourg Sarl (The),
Gtd. Notes, 144A
5.500%	10/01/21		150	152,250
Servus Luxembourg Holding SCA (Luxembourg),
Sr. Sec’d. Notes, 144A
7.750%	06/15/18		EUR 150	217,086

				627,149

Home Builders — 0.2%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Unsec’d. Notes, 144A
6.875%	02/15/21		100	98,750

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Home Builders (continued)
Beazer Homes USA, Inc.,
Gtd. Notes
9.125%	06/15/18		50	$53,500
Gtd. Notes, 144A
7.500%	09/15/21		50	51,750
Sr. Sec’d. Notes
6.625%	04/15/18		150	160,875
Brookfield Residential Properties, Inc. (Canada),
Gtd. Notes, 144A
6.125%	07/01/22		100	100,500
6.500%	12/15/20	(a)	350	363,125
DR Horton, Inc.,
Gtd. Notes
3.625%	02/15/18	(a)	200	203,000
4.750%	02/15/23		100	95,000
Lennar Corp.,
Gtd. Notes
4.750%	11/15/22		200	185,500
MDC Holdings, Inc.,
Gtd. Notes
6.000%	01/15/43		2,600	2,243,197
Meritage Homes Corp.,
Gtd. Notes
7.000%	04/01/22		300	317,250
Gtd. Notes, 144A
7.150%	04/15/20		50	54,000
Ryland Group, Inc. (The),
Gtd. Notes
5.375%	10/01/22		250	237,500
Standard Pacific Corp.,
Gtd. Notes
6.250%	12/15/21	(a)	200	208,500
Toll Brothers Finance Corp.,
Gtd. Notes
4.000%	12/31/18		1,400	1,424,500
4.375%	04/15/23		150	139,125
5.875%	02/15/22		100	103,500
William Lyon Homes, Inc.,
Gtd. Notes
8.500%	11/15/20	(a)	350	378,875
Woodside Homes Co. LLC/Woodside Homes Finance, Inc.,
Sr. Unsec’d. Notes, 144A
6.750%	12/15/21		100	100,250

				6,518,697

Hotels, Restaurants & Leisure — 0.2%
Caesars Entertainment Operating Co., Inc.,
Sec’d. Notes
10.000%	12/15/18		500	240,000
Sr. Sec’d. Notes
9.000%	02/15/20	(a)	1,000	972,500
Downstream Development Authority of the Quapaw Tribe of Oklahoma,
Sr. Sec’d. Notes, 144A
10.500%	07/01/19		250	252,500
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes, 144A
5.625%	10/15/21		150	155,625

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Hotels, Restaurants & Leisure (continued)
Marina District Finance Co., Inc.,
Sr. Sec’d. Notes
9.875%	08/15/18(a)	150	$162,375
MGM Resorts International,
Gtd. Notes
6.625%	12/15/21(a)	450	475,875
6.750%	10/01/20(a)	550	588,500
6.875%	04/01/16	250	275,000
7.625%	01/15/17(a)	250	284,375
7.750%	03/15/22	300	335,250
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC,
Gtd. Notes, 144A
5.875%	05/15/21	100	98,250
Six Flags Entertainment Corp.,
Gtd. Notes, 144A
5.250%	01/15/21	250	244,375
Studio City Finance Ltd. (China),
Gtd. Notes, 144A
8.500%	12/01/20(a)	250	276,875

			4,361,500

Household Products/Wares — 0.2%
Armored Autogroup, Inc.,
Gtd. Notes
9.250%	11/01/18	50	48,125
Harbinger Group, Inc.,
Sr. Sec’d. Notes, 144A
7.875%	07/15/19	300	322,125
Kimberly-Clark Corp.,
Sr. Unsec’d. Notes
3.700%	06/01/43	2,825	2,371,254
Prestige Brands, Inc.,
Sr. Unsec’d. Notes, 144A
5.375%	12/15/21	200	202,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
Gtd. Notes
8.250%	02/15/21(a)	600	640,500
9.000%	04/15/19(a)	600	643,500
Sr. Sec’d. Notes
5.750%	10/15/20(a)	500	510,000
Spectrum Brands Escrow Corp.,
Gtd. Notes, 144A
6.625%	11/15/22	250	265,938
Sun Products Corp. (The),
Sr. Unsec’d. Notes, 144A
7.750%	03/15/21	300	264,000

			5,267,442

Independent Power Producers & Energy Traders
Calpine Corp.,
Sr. Sec’d. Notes, 144A
6.000%	01/15/22(a)	150	153,750
7.500%	02/15/21	178	194,243
NRG Energy, Inc.,
Gtd. Notes
6.625%	03/15/23	250	251,875
7.625%	01/15/18(a)	150	171,000

			770,868

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Insurance — 0.5%
Alleghany Corp.,
Sr. Unsec’d. Notes
5.625%	09/15/20	2,200	$2,407,376
American International Group, Inc.,
Sr. Unsec’d. Notes, MTN
5.850%	01/16/18	4,300	4,932,315
Genworth Holdings, Inc.,
Gtd. Notes
7.625%	09/24/21(a)	3,750	4,462,477
Northwestern Mutual Life Insurance Co. (The),
Sub. Notes, 144A
6.063%	03/30/40	2,500	2,808,775

			14,610,943

Internet Software & Services
Ancestry.com, Inc.,
Gtd. Notes
11.000%	12/15/20	150	174,000
CyrusOne LP/CyrusOne Finance Corp.,
Gtd. Notes
6.375%	11/15/22	250	258,750
Equinix, Inc.,
Sr. Unsec’d. Notes
4.875%	04/01/20	250	248,750
5.375%	04/01/23(a)	300	293,250
IAC/InterActiveCorp,
Gtd. Notes
4.750%	12/15/22	50	46,625

			1,021,375

Life Sciences Tools & Services — 0.1%
Life Technologies Corp.,
Sr. Unsec’d. Notes
6.000%	03/01/20	1,536	1,764,896

Lodging
River Cree Enterprises LP (Canada),
Sec’d. Notes, 144A
11.000%	01/20/21	CAD 150	146,505

Machinery & Equipment — 0.2%
Caterpillar, Inc.,
Sr. Unsec’d. Notes
3.803%	08/15/42	2,200	1,850,033
Cleaver-Brooks, Inc.,
Sr. Sec’d. Notes, 144A
8.750%	12/15/19	150	162,750
CNH Capital LLC,
Gtd. Notes
3.875%	11/01/15	100	103,250
Deere & Co.,
Sr. Unsec’d. Notes
3.900%	06/09/42	1,525	1,337,945
DH Services Luxembourg Sarl (Luxembourg),
Gtd. Notes, 144A
7.750%	12/15/20	250	265,625
Manitowoc Co., Inc. (The),
Gtd. Notes
5.875%	10/15/22	350	353,500

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Machinery & Equipment (continued)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp.,
Sr. Sec’d. Notes, 144A
8.875%	08/01/20	300	$318,750

			4,391,853

Media — 0.5%
Cablevision Systems Corp.,
Sr. Unsec’d. Notes
7.750%	04/15/18(a)	200	223,250
Carmike Cinemas, Inc.,
Sec’d. Notes
7.375%	05/15/19	100	109,000
CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes
6.500%	04/30/21(a)	550	565,125
7.375%	06/01/20	150	162,375
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A
5.125%	12/15/21(a)	150	140,625
6.375%	09/15/20	250	256,250
Clear Channel Communications, Inc.,
Gtd. Notes, PIK
11.000%	08/01/16	140	141,023
Sr. Sec’d. Notes
9.000%	12/15/19	500	510,000
CSC Holdings LLC,
Sr. Unsec’d. Notes
8.625%	02/15/19	200	234,500
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
3.800%	03/15/22(a)	3,100	2,977,972
Entercom Radio LLC,
Gtd. Notes
10.500%	12/01/19	250	283,125
Gannett Co., Inc.,
Gtd. Notes, 144A
5.125%	07/15/20(a)	350	354,375
Gray Television, Inc.,
Gtd. Notes
7.500%	10/01/20	200	212,500
Grupo Televisa SAB (Mexico),
Sr. Unsec’d. Notes, MTN
7.250%	05/14/43	MXN 3,450	213,963
Harron Communications LP/Harron Finance Corp.,
Sr. Unsec’d. Notes, 144A
9.125%	04/01/20	200	221,500
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance,
Sr. Sec’d. Notes, 144A
9.750%	04/01/21(a)	150	165,750
Midcontinent Communications & Midcontinent Finance Corp.,
Gtd. Notes, 144A
6.250%	08/01/21	150	151,125
NBCUniversal Media LLC,
Gtd. Notes
2.875%	01/15/23	6,200	5,739,811
Nexstar Broadcasting, Inc.,
Gtd. Notes
6.875%	11/15/20(a)	300	321,000

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Media (continued)
ProQuest LLC/ProQuest Notes Co.,
Gtd. Notes, 144A
9.000%	10/15/18	400	$414,000
Sirius XM Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
5.875%	10/01/20	250	255,000
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany),
Sr. Sec’d. Notes, 144A
7.500%	03/15/19	150	163,125
Univision Communications, Inc.,
Gtd. Notes, 144A
8.500%	05/15/21	250	275,000
Sr. Sec’d. Notes, 144A
5.125%	05/15/23(a)	500	499,375
7.875%	11/01/20(a)	250	274,688
Videotron Ltee (Canada),
Gtd. Notes
5.000%	07/15/22	200	195,500

			15,059,957

Metals & Mining — 0.2%
AK Steel Corp.,
Gtd. Notes
7.625%	05/15/20(a)	100	99,750
8.375%	04/01/22	50	50,125
ArcelorMittal (Luxembourg),
Sr. Unsec’d. Notes
6.000%	03/01/21	150	159,000
6.750%	02/25/22(a)	200	217,500
Arch Coal, Inc.,
Gtd. Notes
9.875%	06/15/19	250	222,500
Sec’d. Notes, 144A
8.000%	01/15/19	50	49,875
Constellation Enterprises LLC,
Sr. Sec’d. Notes, 144A
10.625%	02/01/16	100	86,500
FMG Resources August 2006 Pty Ltd. (Australia),
Gtd. Notes, 144A
6.000%	04/01/17(a)	300	318,750
6.875%	02/01/18(a)	100	105,250
7.000%	11/01/15	50	51,875
Freeport-McMoRan Copper & Gold, Inc.,
Sr. Unsec’d. Notes
2.150%	03/01/17	3,750	3,774,435
New Gold, Inc. (Canada),
Gtd. Notes, 144A
7.000%	04/15/20(a)	100	102,750
Sr. Unsec’d. Notes, 144A
6.250%	11/15/22	100	96,750
Peabody Energy Corp.,
Gtd. Notes
6.000%	11/15/18	150	159,750
Steel Dynamics, Inc.,
Gtd. Notes
5.250%	04/15/23	250	250,000

			5,744,810

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Miscellaneous Manufacturing
Park-Ohio Industries, Inc.,
Gtd. Notes
8.125%	04/01/21	350	$385,000

Oil, Gas & Consumable Fuels — 1.3%
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
6.375%	09/15/17	1,950	2,238,735
Antero Resources Finance Corp.,
Gtd. Notes, 144A
5.375%	11/01/21(a)	150	151,500
Athlon Holdings LP/Athlon Finance Corp.,
Gtd. Notes, 144A
7.375%	04/15/21	250	262,500
Atwood Oceanics, Inc.,
Sr. Unsec’d. Notes
6.500%	02/01/20	200	213,500
Aurora USA Oil & Gas, Inc.,
Gtd. Notes, 144A
7.500%	04/01/20	300	309,000
Berry Petroleum Co.,
Sr. Unsec’d. Notes
6.375%	09/15/22	200	203,500
BG Energy Capital PLC (United Kingdom),
Gtd. Notes
6.500%(c)	11/30/72	2,800	3,067,417
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
3.245%	05/06/22	8,000	7,754,096
Chaparral Energy, Inc.,
Gtd. Notes
7.625%	11/15/22	200	214,000
9.875%	10/01/20	250	282,500
CNOOC Curtis Funding No 1 Pty Ltd. (China),
Gtd. Notes, 144A
4.500%	10/03/23	1,100	1,091,727
CNOOC Finance 2013 Ltd. (China),
Gtd. Notes
3.000%	05/09/23	1,240	1,107,547
Concho Resources, Inc.,
Gtd. Notes
5.500%	04/01/23	50	51,500
6.500%	01/15/22	150	162,375
Continental Resources, Inc.,
Gtd. Notes
8.250%	10/01/19	250	273,125
CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A
7.125%	04/15/21	250	258,750
Diamondback Energy, Inc.,
Gtd. Notes, 144A
7.625%	10/01/21	150	158,250
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
5.875%	09/18/23	490	516,950
Gazprom Neft OAO Via GPN Capital SA (Russia),
Sr. Unsec’d. Notes, 144A
6.000%	11/27/23	3,020	3,065,300

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Gazprom OAO Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes, RegS
6.510%	03/07/22	2,500	$2,684,375
Halcon Resources Corp.,
Gtd. Notes
8.875%	05/15/21	50	50,500
9.750%	07/15/20	650	677,625
Gtd. Notes, 144A
9.750%	07/15/20	50	52,063
Kinder Morgan Inc.,
Sr. Sec’d. Notes, 144A
5.000%	02/15/21(a)	100	98,499
Kodiak Oil & Gas Corp.,
Gtd. Notes
5.500%	01/15/21	200	199,500
5.500%	02/01/22	150	149,250
Laredo Petroleum, Inc.,
Gtd. Notes
7.375%	05/01/22	300	325,500
Linn Energy LLC/Linn Energy Finance Corp.,
Gtd. Notes, 144A
7.000%	11/01/19	250	252,500
Magnum Hunter Resources Corp.,
Gtd. Notes
9.750%	05/15/20	502	542,160
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
6.375%	01/30/23	400	402,500
6.500%	03/15/21	150	157,875
7.000%	03/31/24	250	253,125
Memorial Production Partners LP/Memorial Production Finance Corp.,
Gtd. Notes
7.625%	05/01/21	300	308,250
Gtd. Notes, 144A
7.625%	05/01/21	100	102,750
Oasis Petroleum, Inc.,
Gtd. Notes, 144A
6.875%	03/15/22(a)	250	265,000
Offshore Group Investment Ltd.,
Sr. Sec’d. Notes
7.125%	04/01/23(a)	250	255,000
7.500%	11/01/19(a)	150	163,125
Petrobras Global Finance BV (Brazil),
Gtd. Notes
4.375%	05/20/23	1,330	1,184,886
Petroleos Mexicanos (Mexico),
Gtd. Notes
3.500%	07/18/18	410	420,763
4.875%	01/18/24	490	490,000
QEP Resources, Inc.,
Sr. Unsec’d. Notes
5.250%	05/01/23(a)	250	234,375
Resolute Energy Corp.,
Gtd. Notes
8.500%	05/01/20	250	263,750
Rosetta Resources, Inc.,
Gtd. Notes
5.625%	05/01/21	400	399,000

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Rosneft Finance SA (Russia),
Gtd. Notes, RegS
7.875%	03/13/18	150	$173,250
Samson Investment Co.,
Gtd. Notes, 144A
10.500%	02/15/20(a)	350	381,500
SandRidge Energy, Inc.,
Gtd. Notes
7.500%	03/15/21	200	209,500
Seven Generations Energy Ltd. (Canada),
Sr. Notes, 144A
8.250%	05/15/20	100	108,000
Shell International Finance BV (Netherlands),
Gtd. Notes
4.550%	08/12/43(a)	1,825	1,780,001
SM Energy Co.,
Sr. Unsec’d. Notes
6.625%	02/15/19(a)	250	265,625
Sr. Unsec’d. Notes, 144A
5.000%	01/15/24	250	238,125
Transocean, Inc.,
Gtd. Notes
6.500%	11/15/20	2,800	3,197,432
Trinidad Drilling Ltd. (Canada),
Gtd. Notes, 144A
7.875%	01/15/19(a)	350	371,875
Vanguard Natural Resources LLC/VNR Finance Corp.,
Gtd. Notes
7.875%	04/01/20(a)	400	420,000
Whiting Petroleum Corp.,
Gtd. Notes
5.750%	03/15/21	300	310,500

			38,770,451

Paper & Forest Products
Clearwater Paper Corp.,
Gtd. Notes
4.500%	02/01/23	150	135,000
Sappi Papier Holding GmbH (South Africa),
Sr. Sec’d. Notes, 144A
6.625%	04/15/21(a)	200	197,000

			332,000

Personal Products — 0.1%
Avon Products, Inc.,
Sr. Unsec’d. Notes
4.600%	03/15/20	3,000	2,974,917
Elizabeth Arden, Inc.,
Sr. Unsec’d. Notes
7.375%	03/15/21	100	109,000

			3,083,917

Pharmaceuticals — 0.3%
AbbVie, Inc.,
Sr. Unsec’d. Notes
1.750%	11/06/17	6,000	5,989,722
Novartis Capital Corp. (Switzerland),
Gtd. Notes
3.700%	09/21/42	2,525	2,159,337

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Salix Pharmaceuticals Ltd.,
Gtd. Notes, 144A
6.000%	01/15/21	50	$51,250
Valeant Pharmaceuticals International,
Gtd. Notes, 144A
6.375%	10/15/20	450	474,188
6.500%	07/15/16	120	123,900
6.875%	12/01/18	150	160,500
Valeant Pharmaceuticals International, Inc.,
Gtd. Notes, 144A
5.625%	12/01/21	50	50,250

			9,009,147

Pipelines — 0.3%
Access Midstream Partners LP/ACMP Finance Corp.,
Gtd. Notes
5.875%	04/15/21	150	159,750
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
Gtd. Notes, 144A
6.125%	03/01/22	100	102,500
Enterprise Products Operating LLC,
Gtd. Notes
8.375%(c)	08/01/66	5,500	6,094,000
Regency Energy Partners LP/Regency Energy Finance Corp.,
Gtd. Notes
6.500%	07/15/21	250	265,000
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes, 144A
6.250%	03/15/22(a)	200	198,500
TransCanada PipeLines Ltd. (Canada),
Jr. Sub. Notes
6.350%(c)	05/15/67	2,935	3,014,867

			9,834,617

Real Estate — 0.1%
CBRE Services, Inc.,
Gtd. Notes
5.000%	03/15/23	100	96,125
Crescent Resources LLC/Crescent Ventures, Inc.,
Sr. Sec’d. Notes, 144A
10.250%	08/15/17	50	54,375
Cubesmart LP,
Gtd. Notes
4.375%	12/15/23	1,125	1,099,179
DuPont Fabros Technology LP,
Gtd. Notes
5.875%	09/15/21	300	309,750
Rialto Holdings LLC/Rialto Corp.,
Gtd. Notes, 144A
7.000%	12/01/18	250	252,500

			1,811,929

Real Estate Investment Trusts (REITs) — 0.8%
American Campus Communities Operating Partnership LP,
Gtd. Notes
3.750%	04/15/23	3,000	2,784,042
American Tower Corp.,
Sr. Unsec’d. Notes
3.500%	01/31/23	2,500	2,279,363

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
DDR Corp.,
Sr. Unsec’d. Notes
4.625%	07/15/22	4,600	$4,691,894
Felcor Lodging LP,
Sr. Sec’d. Notes
5.625%	03/01/23	250	243,750
HCP, Inc.,
Sr. Unsec’d. Notes
3.150%	08/01/22	3,750	3,441,810
Health Care REIT, Inc.,
Sr. Unsec’d. Notes
3.750%	03/15/23	3,000	2,819,826
Healthcare Trust of America Holdings LP,
Gtd. Notes
3.700%	04/15/23	2,500	2,303,625
Kilroy Realty LP,
Gtd. Notes
3.800%	01/15/23	4,250	3,963,359
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
6.375%	02/15/22	350	362,250
6.875%	05/01/21	400	428,000

			23,317,919

Retail & Merchandising — 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
6.250%	08/20/19	250	268,750
Best Buy Co., Inc.,
Sr. Unsec’d. Notes
5.000%	08/01/18	200	209,500
Burlington Coat Factory Warehouse Corp.,
Gtd. Notes
10.000%	02/15/19	150	168,937
Claire’s Stores, Inc.,
Gtd. Notes, 144A
7.750%	06/01/20	400	372,000
Sec’d. Notes
8.875%	03/15/19(a)	250	257,500
Jo-Ann Stores, Inc.,
Sr. Unsec’d. Notes, 144A
8.125%	03/15/19(a)	250	261,563
L Brands, Inc.,
Gtd. Notes
5.625%	02/15/22	250	255,625
7.000%	05/01/20	250	280,625
Neiman Marcus Group Ltd., Inc.,
Gtd. Notes, 144A
8.000%	10/15/21	400	418,000
Gtd. Notes, PIK, 144A
8.750%	10/15/21	300	314,250
Pantry, Inc. (The),
Gtd. Notes
8.375%	08/01/20	150	159,375
Radio Systems Corp.,
Sec’d. Notes, 144A
8.375%	11/01/19	250	274,375

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Retail & Merchandising (continued)
Rite Aid Corp.,
Gtd. Notes
6.750%	06/15/21(a)	450	$471,938
Sr. Sec’d. Notes
8.000%	08/15/20	250	281,250
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.750%	06/01/22	350	364,000
Serta Simmons Holdings LLC,
Sr. Unsec’d. Notes, 144A
8.125%	10/01/20	300	326,250
Shearer’s Foods LLC/Chip Finance Corp.,
Sr. Sec’d. Notes, 144A
9.000%	11/01/19	250	263,750

			4,947,688

Savings & Loan
Santander Holdings USA, Inc.,
Sr. Unsec’d. Notes
3.450%	08/27/18	700	717,964

Semiconductors & Semiconductor Equipment
Freescale Semiconductor, Inc.,
Sr. Sec’d. Notes, 144A
6.000%	01/15/22(a)	150	151,875
NCR Escrow Corp.,
Sr. Unsec’d. Notes, 144A
6.375%	12/15/23(a)	150	153,188
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A
5.750%	02/15/21(a)	200	209,000

			514,063

Software — 0.1%
Aspect Software, Inc.,
Sec’d. Notes
10.625%	05/15/17	200	201,500
BMC Software Finance, Inc.,
Sr. Unsec’d. Notes, 144A
8.125%	07/15/21	250	257,500
First Data Corp.,
Gtd. Notes
12.625%	01/15/21	300	352,125
Gtd. Notes, 144A
11.250%	01/15/21	300	331,125
Sec’d. Notes, PIK, 144A
8.750%	01/15/22(a)	1,250	1,334,375
Sr. Sec’d. Notes, 144A
6.750%	11/01/20	50	52,000
Nuance Communications, Inc.,
Gtd. Notes, 144A
5.375%	08/15/20(a)	300	293,250
Southern Graphics, Inc.,
Sr. Notes, 144A
8.375%	10/15/20	250	258,750

			3,080,625

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Storage/Warehousing — 0.1%
Algeco Scotsman Global Finance PLC (United Kingdom),
Gtd. Notes, 144A
10.750%	10/15/19(a)		400	$422,000
Sr. Sec’d. Notes, RegS
9.000%	10/15/18	EUR	500	744,600
Mobile Mini, Inc.,
Gtd. Notes
7.875%	12/01/20		200	221,500

				1,388,100

Telecommunications — 1.4%
Alcatel-Lucent USA, Inc. (France),
Gtd. Notes, 144A
6.750%	11/15/20(a)		400	415,500
Sr. Unsec’d. Notes
6.450%	03/15/29		200	177,000
Altice Financing SA (Luxembourg),
Gtd. Notes, 144A
6.500%	01/15/22		200	202,000
CommScope Holding Co., Inc.,
Sr. Unsec’d. Notes, PIK, 144A
6.625%	06/01/20		50	52,000
Digicel Group Ltd. (Jamaica),
Sr. Unsec’d. Notes, 144A
8.250%	09/30/20		200	207,250
Digicel Ltd. (Jamaica),
Sr. Unsec’d. Notes, 144A
7.000%	02/15/20		250	252,500
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes
6.625%	12/15/22		200	206,000
7.250%	10/15/20		500	546,875
Gtd. Notes, 144A
6.625%	12/15/22(a)		50	51,500
Intelsat Luxembourg SA (Luxembourg),
Gtd. Notes, 144A
6.750%	06/01/18		50	53,125
7.750%	06/01/21(a)		250	268,125
8.125%	06/01/23		500	536,250
Level 3 Communications, Inc.,
Sr. Unsec’d. Notes
8.875%	06/01/19		100	109,250
Level 3 Financing, Inc.,
Gtd. Notes
7.000%	06/01/20(a)		400	424,000
9.375%	04/01/19		250	279,687
Matterhorn Financing & CY SCA (Luxembourg),
Sr. Sec’d. Notes, RegS, PIK
9.000%	04/15/19	EUR	200	282,735
MetroPCS Wireless, Inc.,
Gtd. Notes, 144A
6.250%	04/01/21(a)		250	259,375
6.625%	04/01/23(a)		50	51,625
Mobile Challenger Intermediate Group SA (Switzerland),
Sr. Sec’d. Notes, RegS, PIK
8.750%	03/15/19	CHF	250	290,763
SBA Telecommunications, Inc.,
Gtd. Notes
5.750%	07/15/20		250	260,000

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Telecommunications (continued)
Sprint Capital Corp.,
Gtd. Notes
6.900%	05/01/19(a)		500	$546,250
8.750%	03/15/32		600	643,500
Sprint Communications, Inc.,
Gtd. Notes, 144A
7.000%	03/01/20(a)		200	223,000
9.000%	11/15/18		300	361,500
Sr. Unsec’d. Notes
7.000%	08/15/20(a)		250	270,625
8.375%	08/15/17		500	578,750
Sprint Corp.,
Gtd. Notes, 144A
7.250%	09/15/21		400	429,500
7.875%	09/15/23(a)		450	483,750
Telefonica Emisiones SAU (Spain),
Gtd. Notes
3.192%	04/27/18		1,900	1,934,992
5.462%	02/16/21		1,750	1,846,500
T-Mobile USA, Inc.,
Gtd. Notes
6.125%	01/15/22(a)		50	50,875
6.500%	01/15/24		150	151,875
6.542%	04/28/20		150	159,375
6.633%	04/28/21		50	52,625
6.731%	04/28/22		300	312,750
tw telecom holdings, Inc.,
Gtd. Notes
5.375%	10/01/22		100	98,250
Unify Germany Holdings BV (Netherlands),
Sr. Sec’d. Notes, RegS
10.750%	11/15/15	EUR	92	129,096
UPC Holding BV (Netherlands),
Sr. Unsec’d. Notes, RegS
6.750%	03/15/23	CHF	750	858,668
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
3.650%	09/14/18		4,525	4,790,002
4.500%	09/15/20		6,625	7,092,500
5.150%	09/15/23		7,725	8,294,271
6.550%	09/15/43		2,950	3,451,379
Virgin Media Finance PLC (United Kingdom),
Gtd. Notes, 144A
6.375%	04/15/23		200	203,500
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
5.375%	04/15/21		200	200,000
Wind Acquisition Finance SA (Italy),
Sec’d. Notes, 144A
11.750%	07/15/17		150	159,563
Sr. Sec’d. Notes, 144A
7.250%	02/15/18(a)		200	210,500

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Telecommunications (continued)
Wind Acquisition Holdings Finance SA (Italy),
Sr. Sec’d. Notes, PIK, 144A
12.250%	07/15/17(a)		200	$210,500
Windstream Corp.,
Gtd. Notes
7.750%	10/01/21(a)		450	477,000
7.875%	11/01/17		150	171,375

				39,318,031

Textiles, Apparel & Luxury Goods
American Apparel, Inc.,
Sr. Sec’d. Notes, 144A
13.000%	04/15/20		300	279,000
Burlington Holdings LLC/Burlington Holding Finance, Inc.,
Sr. Unsec’d. Notes, PIK, 144A
9.000%	02/15/18		30	30,750
Quiksilver, Inc./QS Wholesale, Inc.,
Sr. Sec’d. Notes, 144A
7.875%	08/01/18		100	108,500
SIWF Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A
6.250%	06/01/21(a)		250	252,188
William Carter Co. (The),
Gtd. Notes, 144A
5.250%	08/15/21		150	152,250

				822,688

Transportation — 0.2%
Bristow Group, Inc.,
Gtd. Notes
6.250%	10/15/22		100	105,570
Florida East Coast Holdings Corp.,
Sr. Unsec’d. Notes, PIK
10.500%	08/01/17		100	102,775
Gulfmark Offshore, Inc.,
Sr. Unsec’d. Notes
6.375%	03/15/22		150	151,125
NESCO LLC/NESCO Holdings Corp.,
Sec’d. Notes, 144A
11.750%	04/15/17		200	225,000
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
2.500%	03/15/16		1,900	1,946,582
Unsec’d. Notes, 144A
3.125%	05/11/15		2,300	2,365,504
Watco Cos. LLC/Watco Finance Corp.,
Gtd. Notes, 144A
6.375%	04/01/23		300	297,000

				5,193,556

Wireless Telecommunication Services — 0.1%
Altice Finco SA (Luxembourg),
Gtd. Notes, 144A
8.125%	01/15/24		200	207,500
America Movil SAB de CV (Mexico),
Sr. Unsec’d. Notes
6.450%	12/05/22	MXN	2,790	196,917

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Wireless Telecommunication Services (continued)
Crown Castle International Corp.,
Sr. Unsec’d. Notes
5.250%	01/15/23		150	$147,000
ENTEL Chile SA (Chile),
Sr. Unsec’d. Notes, 144A
4.875%	10/30/24(a)		1,790	1,748,578
Softbank Corp. (Japan),
Gtd. Notes, 144A
4.500%	04/15/20		800	780,000

				3,079,995

TOTAL CORPORATE BONDS (cost $385,033,809)				372,984,112

FOREIGN GOVERNMENT BONDS — 2.3%
African Development Bank (Supranational Bank),
Sr. Unsec’d. Notes
7.375%	04/06/23		9,470	12,027,269
Bank Negara Malaysia Monetary Notes (Malaysia),
Unsec’d. Notes
2.897%(s)	05/22/14	MYR	930	280,711
2.938%(s)	05/27/14	MYR	850	256,495
2.962%(s)	11/06/14	MYR	460	136,992
Brazil Letras do Tesouro Nacional (Brazil),
Unsec’d Notes
10.329%	01/01/15	BRL	78	29,849
Brazil Notas do Tesouro Nacional (Brazil),
Notes
10.000%	01/01/18	BRL	171	66,842
10.000%	01/01/23	BRL	1,293	461,972
13.611%	08/15/50	BRL	1,390	1,283,133
Chile Government International (Chile),
Sr. Unsec’d. Notes
3.625%	10/30/42		1,700	1,335,350
Unsec’d. Notes, RegS
6.000%	01/01/20	CLP	90,000	179,904
Colombian TES (Colombia),
Bonds
6.000%	04/28/28	COP	421,300	194,758
7.000%	05/04/22	COP	4,017,600	2,102,475
7.500%	08/26/26	COP	370,100	195,060
Costa Rica Government International (Costa Rica),
Sr. Unsec’d. Notes
5.625%	04/30/43		200	169,500
Dominican Republic International (Dominican Republic),
Sr. Unsec’d. Notes, RegS
14.500%	02/10/23	DOP	15,000	361,834
18.500%	02/04/28	DOP	11,000	308,878
Israel Government AID, (Israel),
Gov’t. Gtd. Notes
5.500%	12/04/23		700	806,579
5.500%	04/26/24		5,000	5,776,830
5.500%	09/18/33		2,159	2,516,548
Ivory Coast Government International (Ivory Coast),
Sr. Unsec’d. Notes, RegS
5.750%	12/31/32		150	133,875
Malaysia Government (Malaysia),
Sr. Unsec’d. Notes
3.434%	08/15/14	MYR	330	101,036

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
5.094%	04/30/14	MYR	2,100	$645,359
Mexican Bonos (Mexico),
Bonds
4.750%	06/14/18	MXN	1,333	99,628
5.000%	06/15/17	MXN	1,969	151,759
6.250%	06/16/16	MXN	31,938	2,568,627
6.500%	06/10/21	MXN	1,351	106,176
6.500%	06/09/22	MXN	722	55,933
7.250%	12/15/16	MXN	3,062	252,411
7.500%	06/03/27	MXN	5,096	416,151
7.750%	05/29/31	MXN	6,292	504,449
8.000%	12/07/23	MXN	118	10,086
8.500%	05/31/29	MXN	1,528	132,893
8.500%	11/18/38	MXN	917	77,543
10.000%	11/20/36	MXN	11,448	1,113,507
Nigeria Government Bond (Nigeria),
Bonds
16.000%	06/29/19	NGN	17,700	122,810
Perusahaan Penerbit SBSN Indonesia (Indonesia),
Unsec’d. Notes, 144A
6.125%	03/15/19		590	629,088
Peruvian Government International (Peru),
Sr. Unsec’d. Notes, RegS
5.200%	09/12/23	PEN	853	296,767
6.900%	08/12/37	PEN	37	12,940
6.950%	08/12/31	PEN	245	87,516
8.200%	08/12/26	PEN	25	10,486
Republic of Colombia (Colombia),
Sr. Unsec’d. Notes
4.000%	02/26/24		4,210	4,058,440
Republic of Honduras (Honduras),
Sr. Unsec’d. Notes
8.750%	12/16/20		200	201,500
Republic of Paraguay (Paraguay),
Sr. Unsec’d. Notes, RegS
4.625%	01/25/23		260	243,100
Republic of Philippines (Philippines),
Sr. Unsec’d. Notes
4.950%	01/15/21	PHP	14,000	333,577
Republic of Poland (Poland),
Bonds
2.500%	07/25/18	PLN	4,330	1,361,613
5.250%	10/25/20	PLN	390	138,449
5.500%	10/25/19	PLN	1,130	404,704
Republic of Turkey (Turkey),
Bonds
5.000%	05/13/15	TRY	1,200	523,779
6.300%	02/14/18	TRY	1,610	659,208
6.500%	01/07/15	TRY	1,580	712,323
7.100%	03/08/23	TRY	375	142,898
8.300%	06/20/18	TRY	1,050	459,332
8.500%	09/14/22	TRY	80	33,612
9.000%	03/08/17	TRY	1,800	814,062
Sr. Unsec’d. Notes
5.625%	03/30/21		960	963,840
6.250%	09/26/22		2,520	2,617,020
6.750%	04/03/18		2,640	2,867,040
7.500%	07/14/17		2,710	3,025,715

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
Romanian Government (Romania),
Bonds
5.900%	07/26/17	RON	570	$183,744
Russian Federal Bond (Russia),
Bonds
6.200%	01/31/18	RUB	24,280	719,003
7.000%	08/16/23	RUB	68,480	1,991,044
7.050%	01/19/28	RUB	4,400	124,478
Russian Foreign Bond (Russia),
Sr. Unsec’d. Notes
3.500%	01/16/19		200	203,100
4.875%	09/16/23		2,200	2,222,000
South Africa Government Bond (South Africa),
Unsec’d. Notes
10.500%	12/21/26	ZAR	860	96,605
Standard Chartered Bank/Singapore (United Kingdom),
Sr. Unsec’d. Notes, MTN, 144A
9.000%	03/19/29	IDR	3,635,000	298,685
Thailand Government (Thailand),
Sr. Unsec’d. Notes
3.125%	12/11/15	THB	7,790	239,203
3.580%	12/17/27	THB	27,060	776,005
3.625%	05/22/15	THB	35,330	1,090,926
3.625%	06/16/23	THB	8,480	252,581
3.650%	12/17/21	THB	10,290	310,875
Sr. Unsec’d. Notes, TIPS
1.200%	07/14/21	THB	4,300	128,890
Turkey Government Bond (Turkey),
Bonds
9.500%	01/12/22	TRY	765	342,700
United Mexican States (Mexico),
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44(a)		3,000	2,703,750

TOTAL FOREIGN GOVERNMENT BONDS (cost $72,451,730)				67,263,820

MUNICIPAL BONDS — 0.9%
California — 0.3%
California State University,
Revenue Bonds
5.000%	11/01/37		730	755,243
5.000%	11/01/42		300	309,918
Los Angeles Department of Water & Power,
Revenue Bonds
5.000%	07/01/43		295	304,481
State of California,
General Obligation Unlimited
5.000%	09/01/27		370	402,083
5.000%	09/01/28		610	658,477
5.000%	09/01/31		305	321,229
5.000%	09/01/32		670	700,800
5.000%	09/01/33		395	411,578
5.000%	04/01/37		355	362,622
5.000%	04/01/43		1,175	1,192,296
7.550%	04/01/39		3,300	4,276,767

				9,695,494

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

MUNICIPAL BONDS (continued)
Florida
County of Miami-Dade,
Revenue Bonds
5.000%	07/01/42	330	$331,135
Tampa Bay Water,
Revenue Bonds
5.000%	10/01/38	280	292,508

			623,643

Georgia — 0.1%
County of DeKalb GA Water & Sewerage,
Revenue Bonds
5.250%	10/01/41	250	261,470
Private Colleges & Universities Authority,
Revenue Bonds
5.000%	10/01/43	1,010	1,059,187

			1,320,657

Illinois — 0.1%
Metropolitan Pier & Exposition Authority,
Revenue Bonds
5.500%	06/15/50	545	542,433
State of Illinois,
General Obligation Unlimited
5.100%	06/01/33	2,420	2,254,956
6.630%	02/01/35	1,000	1,044,500

			3,841,889

Louisiana
State of Louisiana Gasoline & Fuels Tax,
Revenue Bonds
5.000%	05/01/45	280	286,384

Massachusetts — 0.1%
Commonwealth of Massachusetts,
General Obligation Ltd.
5.000%	08/01/40	430	446,469
Massachusetts Development Finance Agency,
Revenue Bonds
5.000%	07/01/43	290	303,621
Massachusetts School Building Authority,
Revenue Bonds
5.000%	10/15/41	300	311,142

			1,061,232

Missouri
Metropolitan St. Louis Sewer District,
Revenue Bonds
5.000%	05/01/42	295	309,738

New Jersey — 0.1%
New Jersey Economic Development Authority,
Revenue Bonds
5.000%	06/15/46	270	278,546
New Jersey Transportation Trust Fund Authority,
Revenue Bonds
5.000%	06/15/36	570	580,739
5.000%	06/15/44	515	514,990
5.500%	06/15/39	435	459,269

			1,833,544

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

MUNICIPAL BONDS (continued)
New York — 0.1%
City of New York,
General Obligation Unlimited
5.000%	08/01/24	260	$291,457
5.000%	08/01/24	260	290,061
5.000%	08/01/25	265	294,762
5.000%	08/01/25	260	289,201
New York City Transitional Finance Authority,
Revenue Bonds
5.000%	02/01/42	260	267,121
New York City Water & Sewer System,
Revenue Bonds
5.000%	06/15/45	270	275,497
5.000%	06/15/47	590	602,673
New York State Dormitory Authority,
Revenue Bonds
5.000%	02/15/43	360	369,263
New York State Urban Development Corp.,
Revenue Bonds
5.000%	03/15/30	565	608,573
5.000%	03/15/31	580	620,577

			3,909,185

Ohio
Ohio State Turnpike Commission,
Revenue Bonds
5.000%	02/15/48	535	525,910
5.000%	02/15/48	285	290,310

			816,220

Pennsylvania
Pennsylvania Turnpike Commission,
Revenue Bonds
5.000%	12/01/43	250	249,220

Texas
Dallas/Fort Worth International Airport,
Revenue Bonds
5.000%	11/01/44	265	259,273

Washington — 0.1%
State of Washington,
General Obligation Unlimited
5.000%	08/01/33	500	535,350
5.000%	08/01/34	500	532,086
5.000%	08/01/35	350	370,759
University of Washington,
Revenue Bonds
5.000%	07/01/41	300	313,617

			1,751,812

TOTAL MUNICIPAL BONDS (cost $26,577,263)			25,958,291

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.1%
Fannie Mae REMICS,
Series 2007-33, Class HF
0.516%(c)	04/25/37	892	892,199
Series 2011-52, Class GB
5.000%	06/25/41	2,450	2,653,245
Series 2011-99, Class DB

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
5.000%	10/25/41		2,175	$2,306,457
Series 2012-111, Class B
7.000%	10/25/42		911	1,006,161
Series 2012-153, Class B
7.000%	07/25/42		2,665	2,944,693
Freddie Mac REMICS,
Series 2755, Class ZA
5.000%	02/15/34		1,431	1,550,061
Series 4246, Class PT
6.500%	02/15/36		4,966	5,597,763
Series 4248, Class LM
6.500%	05/15/41		9,114	10,257,383
Series 4273, Class PD
6.500%	11/15/43		4,195	4,717,967

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $32,163,512)				31,925,929

U.S. GOVERNMENT AGENCY OBLIGATIONS — 6.1%
Federal Farm Credit Banks
3.500%	12/20/23		8,100	8,017,267
Federal Home Loan Banks
2.125%	06/09/23		6,100	5,449,966
3.375%	09/08/23		3,400	3,358,231
Federal Home Loan Mortgage Corp.
3.000%	05/01/42-04/01/43		13,698	12,993,334
3.500%	04/01/42-06/01/42		1,001	995,319
5.000%	04/01/33-07/01/39		13,430	14,503,088
5.500%	12/01/36-06/01/41		10,152	11,065,241
5.500%	TBA		3,000	3,276,563
7.000%	02/01/39		2,488	2,775,498
Federal National Mortgage Assoc.
2.500%	01/01/43-03/01/43		5,912	5,357,117
3.000%	08/01/42-05/01/43		43,090	40,969,914
4.000%	02/01/41		924	953,458
4.000%	TBA		2,000	2,058,750
5.500%	03/01/33-12/01/39		7,331	8,083,582
6.000%	04/01/34-05/01/41		29,124	32,245,192
6.250%	05/15/29		7,000	8,775,501
7.000%	03/01/39		1,534	1,681,676
Government National Mortgage Assoc.
2.500%	12/15/42-04/20/43		5,418	4,987,806
4.500%	TBA		2,000	2,138,281
5.000%	TBA		3,000	3,251,602
5.500%	11/15/32-01/15/35		5,408	5,997,201

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $181,803,908)				178,934,587

U.S. TREASURY OBLIGATIONS — 10.4%
U.S. Treasury Bonds
3.000%	05/15/42		13,100	10,985,581
3.125%	02/15/42	(a)	29,300	25,262,108
3.625%	08/15/43	(a)	6,000	5,666,250
3.750%	11/15/43		7,500	7,249,215
U.S. Treasury Inflationary Indexed Bonds, TIPS
1.250%	04/15/14		9,600	10,662,719

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes
0.125%	04/30/15			126,500	$126,351,742
0.250%	04/15/16			72,000	71,617,536
1.250%	10/31/18-11/30/18	(a)		7,700	7,536,612
1.750%	10/31/20			600	575,625
2.500%	08/15/23			15,800	15,172,930
2.750%	11/15/23	(a)		24,700	24,163,541

TOTAL U.S. TREASURY OBLIGATIONS (cost $314,912,494)					305,243,859

TOTAL LONG-TERM INVESTMENTS (cost $2,039,007,346)					2,064,049,474

SHORT-TERM INVESTMENTS — 32.3%
AFFILIATED MONEY MARKET MUTUAL
FUND — 32.2%			Shares
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $943,407,107; includes $121,049,135 of cash collateral for securities on loan)(b)(w) (Note 4)				943,407,107	943,407,107

			Principal Amount (000)#
FOREIGN TREASURY OBLIGATIONS(n) — 0.1%
Bank Negara Malaysia Monetary Notes
2.946%	07/08/14		MYR	840	252,606
Mexico Cetes
3.290%	03/27/14		MXN	121,680	924,867
3.430%	06/26/14		MXN	121,680	916,005

TOTAL FOREIGN TREASURY OBLIGATIONS (cost $2,103,451)					2,093,478

TOTAL SHORT-TERM INVESTMENTS (cost $945,510,558)					945,500,585

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT— 102.7% (cost $2,984,517,904)					3,009,550,059

SECURITIES SOLD SHORT — (0.5)% U.S. GOVERNMENT AGENCY OBLIGATIONS
Federal Home Loan Mortgage Corp.
5.000%	TBA			2,000	(2,156,875)
Federal National Mortgage Assoc.
2.500%	TBA			5,000	(4,524,610)
3.000%	TBA			1,000	(949,297)
6.000%	TBA			1,000	(1,109,141)
Government National Mortgage Assoc.
2.500%	TBA			5,000	(4,589,649)

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (proceeds received $13,358,752)					(13,329,572)

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Value (Note 2)
TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT — 102.2% (cost $2,971,159,152)	$2,996,220,487
Liabilities in excess of other assets(x) — (2.2)%	(65,738,385)

NET ASSETS — 100.0%	$2,930,482,102

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
ADR	American Depositary Receipt
ADS	American Depositary Security
ASX	Australian Securities Exchange
BDR	Brazilian Depositary Receipt
CAC	French Stock Market Index
CLO	Collateralized Loan Obligations
CVA	Certificate Van Aandelen (Bearer)
CVT	Convertible Security
DAX	German Stock Index
FTSE	Financial Times Stock Exchange
GDR	Global Depositary Receipt
IBEX	Spanish Exchange Index
MIB	Milano Italia Borsa
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
OMXS	Sweden Stock Market Index
PIK	Payment-in-Kind
PRFC	Preference Shares
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduits
SDR	Swedish Depository Receipt
SGX	Singapore Exchange
SPDR	Standard & Poor’s Depositary Receipts
SPI	Swiss Performance Index
STOXX	Stock Index of Eurozone
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
TOPIX	Tokyo Stock Price Index
TSX	Toronto Stock Exchange
UTS	Unit Trust Security
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Colombian Peso
CSK	Czech Koruna
DKK	Danish Krone
DOP	Dominican Republic Peso

EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
KRW	South Korean Won
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwanese Dollar
ZAR	South African Rand

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $118,189,873; cash collateral of $121,049,135 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2013.

(n)	Rate shown reflects yield to maturity at purchase date.

(s)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Financial futures contracts open at December 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)(1)
Long Positions:
99	2 Year U.S. Treasury Notes	Mar. 2014	$21,778,337	$21,761,438	$(16,899)
1,211	5 Year U.S. Treasury Notes	Mar. 2014	146,316,807	144,487,438	(1,829,369)
105	30 Year U.S. Ultra Treasury Bonds	Mar. 2014	14,518,480	14,306,250	(212,230)
112	Amsterdam Index	Jan. 2014	11,677,645	12,398,734	721,089
127	ASX SPI 200 Index	Mar. 2014	14,364,681	15,076,253	711,572
366	CAC40 10 Euro	Jan. 2014	20,679,076	21,643,293	964,217
47	DAX Index	Mar. 2014	14,770,343	15,526,843	756,500
19	Euro STOXX 50	Mar. 2014	768,469	812,381	43,912
369	FTSE 100 Index	Mar. 2014	39,372,318	40,924,977	1,552,659
2	FTSE/MIB Index	Mar. 2014	248,246	261,728	13,482
32	Hang Seng Index	Jan. 2014	4,691,126	4,814,464	123,338
49	IBEX 35 Index	Jan. 2014	6,253,969	6,652,918	398,949
411	OMXS30 Index	Jan. 2014	8,094,420	8,530,749	436,329
1,818	Russell 2000 Mini Index	Mar. 2014	199,721,010	211,142,520	11,421,510
2,402	S&P 500 E-Mini	Mar. 2014	212,429,985	221,116,110	8,686,125
114	S&P/TSX 60 Index	Mar. 2014	16,117,867	16,761,139	643,272
51	SGX MSCI Singapore Index	Jan. 2014	2,884,662	2,951,813	67,151
518	TOPIX Index	Mar. 2014	61,758,428	64,067,515	2,309,087

					26,790,694

Short Positions:
247	90 Day Euro Dollar	Dec. 2015	61,209,689	61,055,313	154,376
123	90 Day Euro Dollar	Mar. 2016	30,368,983	30,310,275	58,708
123	90 Day Euro Dollar	Jun. 2016	30,288,767	30,213,413	75,354
84	10 Year U.S. Treasury Notes	Mar. 2014	10,383,375	10,335,938	47,437
213	20 Year U.S. Treasury Bonds	Mar. 2014	27,665,560	27,330,563	334,997

					670,872

					$27,461,566

(1)	Cash of $26,446,572 has been segregated to cover requirement for open futures contracts as of December 31, 2013.

Forward foreign currency exchange contracts outstanding at December 31, 2013:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 03/19/14	Credit Suisse First Boston Corp.	AUD	14,010	$12,603,816	$12,445,848	$(157,968)
Brazilian Real,
Expiring 01/09/14	RBC Dominion Securities	BRL	582	244,000	246,228	2,228
Expiring 01/10/14	RBC Dominion Securities	BRL	291	122,000	123,061	1,061
Expiring 01/10/14	UBS AG	BRL	1,161	490,000	490,851	851
Expiring 01/13/14	Citigroup Global Markets	BRL	1,153	493,000	487,142	(5,858)
Expiring 01/13/14	Morgan Stanley	BRL	578	245,000	244,083	(917)
Expiring 01/13/14	Morgan Stanley	BRL	292	124,000	123,510	(490)
Expiring 01/13/14	Morgan Stanley	BRL	145	62,000	61,338	(662)
Expiring 01/13/14	RBC Dominion Securities	BRL	290	124,000	122,457	(1,543)
Expiring 01/13/14	UBS AG	BRL	290	123,000	122,642	(358)
Expiring 01/13/14	UBS AG	BRL	289	123,000	121,940	(1,060)
Expiring 01/17/14	Citigroup Global Markets	BRL	6,312	2,798,000	2,663,681	(134,319)
Expiring 01/17/14	Credit Suisse First Boston Corp.	BRL	6,166	2,766,936	2,601,883	(165,053)
Expiring 01/17/14	RBC Dominion Securities	BRL	6,219	2,771,880	2,624,428	(147,452)
Expiring 01/17/14	RBC Dominion Securities	BRL	409	171,780	172,595	815
Expiring 01/21/14	RBC Dominion Securities	BRL	290	124,000	122,227	(1,773)
Expiring 01/21/14	UBS AG	BRL	483	206,000	203,783	(2,217)
Expiring 01/31/14	RBC Dominion Securities	BRL	291	123,987	122,347	(1,640)
Expiring 01/31/14	RBC Dominion Securities	BRL	173	73,486	72,740	(746)

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
British Pound,
Expiring 03/19/14	Royal Bank of Scotland Group PLC	GBP	22,175	$36,252,355	$36,700,536	$448,181
Canadian Dollar,
Expiring 03/19/14	Credit Suisse First Boston Corp.	CAD	17,050	16,029,528	16,020,265	(9,263)
Chilean Peso,
Expiring 01/17/14	Deutsche Bank	CLP	89,062	170,340	169,155	(1,185)
Chinese Yuan,
Expiring 01/08/14	Standard Chartered PLC	CNY	4,126	676,000	681,175	5,175
Colombian Peso,
Expiring 01/09/14	Credit Suisse First Boston Corp.	COP	237,231	122,000	122,894	894
Expiring 01/17/14	Credit Suisse First Boston Corp.	COP	1,214,985	642,000	629,294	(12,706)
Expiring 01/17/14	Credit Suisse First Boston Corp.	COP	463,562	244,711	240,099	(4,612)
Expiring 01/17/14	Credit Suisse First Boston Corp.	COP	195,257	103,062	101,132	(1,930)
Expiring 01/17/14	Hong Kong & Shanghai Bank	COP	115,249	60,324	59,693	(631)
Czech Koruna,
Expiring 03/19/14	BNP Paribas	CSK	2,476	123,618	124,777	1,159
Danish Krone,
Expiring 03/19/14	Royal Bank of Scotland Group PLC	DKK	10,200	1,885,319	1,882,107	(3,212)
Euro,
Expiring 03/19/14	Bank of America	EUR	156	212,527	213,867	1,340
Expiring 03/19/14	BNP Paribas	EUR	90	123,035	123,811	776
Expiring 03/19/14	BNP Paribas	EUR	51	69,737	69,622	(115)
Expiring 03/19/14	BNP Paribas	EUR	27	37,417	37,663	246
Expiring 03/19/14	Credit Suisse First Boston Corp.	EUR	35,840	49,369,779	49,304,156	(65,623)
Expiring 03/19/14	Deutsche Bank	EUR	54	73,205	74,286	1,081
Expiring 03/19/14	Deutsche Bank	EUR	35	47,448	48,149	701
Expiring 03/19/14	JPMorgan Chase	EUR	24	33,204	33,016	(188)
Hong Kong Dollar,
Expiring 03/19/14	Royal Bank of Scotland Group PLC	HKD	36,310	4,683,137	4,682,974	(163)
Hungarian Forint,
Expiring 03/19/14	Hong Kong & Shanghai Bank	HUF	541,009	2,452,221	2,492,956	40,735
Indian Rupee,
Expiring 01/13/14	Deutsche Bank	INR	7,560	123,000	121,830	(1,170)
Expiring 01/16/14	Citigroup Global Markets	INR	7,685	124,000	123,745	(255)
Indonesian Rupiah,
Expiring 01/22/14	Barclays Capital Group	IDR	946,554	82,017	77,486	(4,531)
Expiring 01/22/14	JPMorgan Chase	IDR	553,062	45,879	45,274	(605)
Expiring 01/24/14	Deutsche Bank	IDR	559,620	51,191	45,795	(5,396)
Israeli Shekel,
Expiring 03/19/14	Royal Bank of Scotland Group PLC	ILS	2,600	741,205	747,916	6,711
Japanese Yen,
Expiring 03/19/14	BNP Paribas	JPY	12,737	123,000	120,998	(2,002)
Expiring 03/19/14	Citigroup Global Markets	JPY	12,918	123,000	122,715	(285)
Expiring 03/19/14	Citigroup Global Markets	JPY	12,915	124,000	122,689	(1,311)
Expiring 03/19/14	Deutsche Bank	JPY	12,854	124,000	122,109	(1,891)
Expiring 03/19/14	JPMorgan Chase	JPY	12,760	123,854	121,210	(2,644)
Expiring 03/19/14	Royal Bank of Scotland Group PLC	JPY	3,339,000	32,591,349	31,718,981	(872,368)
Expiring 03/19/14	State Street Bank	JPY	12,954	123,000	123,062	62
Malaysian Ringgit,
Expiring 01/10/14	Morgan Stanley	MYR	680	213,615	207,465	(6,150)
Expiring 01/10/14	UBS AG	MYR	793	246,750	242,002	(4,748)
Expiring 01/13/14	Barclays Capital Group	MYR	396	123,000	120,703	(2,297)
Expiring 01/24/14	Citigroup Global Markets	MYR	3,823	1,199,222	1,165,300	(33,922)
Expiring 01/24/14	Deutsche Bank	MYR	1,261	398,131	384,369	(13,762)
Expiring 01/24/14	Deutsche Bank	MYR	327	101,215	99,564	(1,651)

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Malaysian Ringgit (continued),
Expiring 01/24/14	Deutsche Bank AG	MYR	348	$106,044	$106,021	$(23)
Expiring 01/24/14	Hong Kong & Shanghai Bank	MYR	1,118	349,816	340,795	(9,021)
Expiring 01/24/14	JPMorgan Chase	MYR	2,490	785,932	759,149	(26,783)
Expiring 01/24/14	JPMorgan Chase	MYR	853	265,732	260,005	(5,727)
Expiring 01/24/14	Standard Chartered PLC	MYR	1,837	574,709	559,941	(14,768)
Expiring 01/24/14	Westminster Research Associates LLC	MYR	2,524	792,099	769,283	(22,816)
Expiring 01/24/14	Westminster Research Associates LLC	MYR	270	84,581	82,312	(2,269)
Expiring 02/07/14	Standard Chartered PLC	MYR	1,592	487,955	484,797	(3,158)
Expiring 02/13/14	Barclays Capital Group	MYR	516	160,002	157,103	(2,899)
Mexican Peso,
Expiring 03/19/14	Citigroup Global Markets	MXN	3,237	248,000	246,377	(1,623)
Expiring 03/19/14	Deutsche Bank	MXN	4,545	351,000	345,910	(5,090)
Expiring 03/19/14	Deutsche Bank	MXN	584	44,761	44,423	(338)
Expiring 03/19/14	Hong Kong & Shanghai Bank	MXN	1,280	98,477	97,426	(1,051)
Expiring 03/19/14	RBC Dominion Securities	MXN	799	60,881	60,848	(33)
New Taiwanese Dollar,
Expiring 01/10/14	Citigroup Global Markets	TWD	9,440	319,718	316,819	(2,899)
Expiring 01/21/14	JPMorgan Chase	TWD	4,804	162,392	161,296	(1,096)
Expiring 02/06/14	Deutsche Bank	TWD	3,884	131,786	130,444	(1,342)
New Zealand Dollar,
Expiring 03/19/14	Credit Suisse First Boston Corp.	NZD	230	187,535	188,073	538
Nigerian Naira,
Expiring 02/13/14	JPMorgan Chase	NGN	58,165	360,714	358,098	(2,616)
Expiring 02/13/14	Standard Chartered PLC	NGN	14,487	88,850	89,190	340
Norwegian Krone,
Expiring 03/19/14	Royal Bank of Scotland Group PLC	NOK	8,150	1,325,643	1,339,815	14,172
Peruvian Nuevo Sol,
Expiring 01/17/14	Credit Suisse First Boston Corp.	PEN	202	71,746	72,009	263
Expiring 01/17/14	Credit Suisse First Boston Corp.	PEN	102	36,007	36,364	357
Expiring 02/10/14	Hong Kong & Shanghai Bank	PEN	487	172,577	172,950	373
Philippine Peso,
Expiring 01/09/14	Standard Chartered PLC	PHP	3,470	78,578	78,195	(383)
Expiring 01/24/14	Deutsche Bank	PHP	81,951	1,908,935	1,847,127	(61,808)
Expiring 01/27/14	Barclays Capital Group	PHP	3,577	82,277	80,627	(1,650)
Expiring 01/28/14	BNP Paribas	PHP	2,786	64,081	62,804	(1,277)
Expiring 01/28/14	Deutsche Bank	PHP	2,786	63,166	62,805	(361)
Expiring 02/07/14	Hong Kong & Shanghai Bank	PHP	9,004	203,678	202,993	(685)
Polish Zloty,
Expiring 03/19/14	BNP Paribas	PLN	7,613	2,496,355	2,508,044	11,689
Romanian Leu,
Expiring 03/19/14	Hong Kong & Shanghai Bank	RON	1,251	376,742	383,603	6,861
Russian Ruble,
Expiring 01/17/14	Barclays Capital Group	RUB	2,813	85,485	85,262	(223)
Expiring 01/17/14	Citigroup Global Markets	RUB	32,650	997,537	989,685	(7,852)
Expiring 01/17/14	Deutsche Bank	RUB	34,360	1,049,064	1,041,522	(7,542)
Expiring 01/17/14	Hong Kong & Shanghai Bank	RUB	9,702	291,695	294,081	2,386
Singapore Dollar,
Expiring 03/19/14	Credit Suisse First Boston Corp.	SGD	3,060	2,443,912	2,424,875	(19,037)
South African Rand,
Expiring 03/19/14	Deutsche Bank	ZAR	45,070	4,305,996	4,248,031	(57,965)
South Korean Won,
Expiring 01/13/14	Bank of America	KRW	259,143	246,000	245,320	(680)
Expiring 01/13/14	Barclays Capital Group	KRW	130,668	124,000	123,698	(302)
Expiring 01/13/14	Barclays Capital Group	KRW	104,286	99,000	98,723	(277)

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Swedish Krona,
Expiring 03/19/14	Royal Bank of Scotland Group PLC	SEK	33,375	$5,080,219	$5,182,069	$101,850
Swiss Franc,
Expiring 03/19/14	Royal Bank of Scotland Group PLC	CHF	13,240	14,949,067	14,851,084	(97,983)
Thai Baht,
Expiring 01/24/14	Deutsche Bank	THB	5,033	155,577	152,980	(2,597)
Expiring 01/24/14	Deutsche Bank	THB	1,644	50,516	49,980	(536)
Expiring 01/24/14	Deutsche Bank	THB	1,185	36,591	36,025	(566)
Expiring 02/03/14	Deutsche Bank	THB	2,448	75,571	74,390	(1,181)
Expiring 02/18/14	Deutsche Bank	THB	8,059	249,036	244,686	(4,350)
Turkish Lira,
Expiring 03/19/14	Barclays Capital Group	TRY	522	247,000	238,850	(8,150)
Expiring 03/19/14	Deutsche Bank	TRY	92	44,290	42,106	(2,184)
Expiring 03/19/14	Deutsche Bank AG	TRY	73	33,633	33,531	(102)
Expiring 03/19/14	JPMorgan Chase	TRY	259	124,000	118,645	(5,355)
Expiring 03/19/14	Morgan Stanley	TRY	258	124,000	118,058	(5,942)
Expiring 03/19/14	Morgan Stanley	TRY	257	124,000	117,556	(6,444)
Expiring 03/19/14	Royal Bank of Scotland Group
	PLC	TRY	270	123,000	123,718	718
Expiring 03/19/14	Royal Bank of Scotland Group
	PLC	TRY	262	124,000	120,054	(3,946)
Expiring 03/19/14	Royal Bank of Scotland Group
	PLC	TRY	260	123,000	119,209	(3,791)
Expiring 03/19/14	Royal Bank of Scotland Group
	PLC	TRY	258	124,000	118,320	(5,680)

				$217,953,238	$216,515,728	$(1,437,510)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real,
Expiring 01/09/14	RBC Dominion Securities	BRL	291	$124,726	$123,048	$1,678
Expiring 01/09/14	UBS AG	BRL	291	121,500	123,180	(1,680)
Expiring 01/10/14	RBC Dominion Securities	BRL	468	195,170	197,890	(2,720)
Expiring 01/10/14	RBC Dominion Securities	BRL	370	157,823	156,420	1,403
Expiring 01/13/14	Barclays Capital Group	BRL	291	124,000	122,962	1,038
Expiring 01/13/14	Morgan Stanley	BRL	367	155,432	155,059	373
Expiring 01/13/14	RBC Dominion Securities	BRL	571	246,459	241,057	5,402
Expiring 01/13/14	UBS AG	BRL	1,361	570,000	574,949	(4,949)
Expiring 01/13/14	UBS AG	BRL	289	124,000	122,025	1,975
Expiring 01/13/14	UBS AG	BRL	288	124,000	121,877	2,123
Expiring 01/13/14	UBS AG	BRL	86	36,177	36,328	(151)
Expiring 01/17/14	Credit Suisse First Boston Corp.	BRL	330	147,869	139,055	8,814
Expiring 01/17/14	Hong Kong & Shanghai Bank	BRL	262	117,877	110,398	7,479
Expiring 01/17/14	Hong Kong & Shanghai Bank	BRL	208	94,447	87,996	6,451
Expiring 01/17/14	JPMorgan Chase	BRL	17,862	7,902,011	7,537,678	364,333
Expiring 01/17/14	Morgan Stanley	BRL	1,854	840,000	782,271	57,729
Expiring 01/31/14	Citigroup Global Markets	BRL	489	208,000	205,581	2,419
Expiring 01/31/14	RBC Dominion Securities	BRL	419	180,145	176,179	3,966
Canadian Dollar,
Expiring 01/31/14	Deutsche Bank	CAD	150	139,912	141,073	(1,161)
Expiring 01/31/14	RBC Dominion Securities	CAD	157	147,089	147,564	(475)
Chilean Peso,
Expiring 01/17/14	RBC Dominion Securities	CLP	153,688	303,701	291,898	11,803
Expiring 01/31/14	RBC Dominion Securities	CLP	68,634	129,578	130,140	(562)

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Chinese Yuan,
Expiring 01/08/14	Hong Kong & Shanghai Bank	CNY	39	$6,411	$6,430	$(19)
Expiring 08/01/14	Deutsche Bank	CNY	2,052	330,000	336,926	(6,926)
Expiring 08/01/14	Deutsche Bank	CNY	2,035	327,000	334,209	(7,209)
Colombian Peso,
Expiring 01/17/14	Citigroup Global Markets	COP	113,012	58,317	58,534	(217)
Expiring 01/17/14	Credit Suisse First Boston Corp.	COP	1,234,697	641,068	639,504	1,564
Expiring 01/17/14	Credit Suisse First Boston Corp.	COP	718,288	377,549	372,032	5,517
Expiring 01/17/14	Credit Suisse First Boston Corp.	COP	76,700	39,769	39,726	43
Expiring 01/17/14	Hong Kong & Shanghai Bank	COP	109,327	56,376	56,625	(249)
Expiring 01/17/14	Standard Chartered PLC	COP	2,136,491	1,123,257	1,106,582	16,675
Czech Koruna,
Expiring 03/19/14	BNP Paribas	CSK	7,175	357,190	361,514	(4,324)
Euro,
Expiring 01/29/14	JPMorgan Chase	EUR	927	1,276,247	1,275,484	763
Expiring 03/19/14	Bank of America	EUR	180	246,825	247,622	(797)
Expiring 03/19/14	BNP Paribas	EUR	90	123,618	123,811	(193)
Expiring 03/19/14	Credit Suisse First Boston Corp.	EUR	290	399,026	398,946	80
Hungarian Forint,
Expiring 03/19/14	BNP Paribas	HUF	27,027	123,035	124,540	(1,505)
Expiring 03/19/14	Deutsche Bank	HUF	16,408	73,205	75,608	(2,403)
Expiring 03/19/14	Deutsche Bank	HUF	10,667	47,448	49,154	(1,706)
Indonesian Rupiah,
Expiring 01/24/14	Deutsche Bank	IDR	4,571,314	378,107	374,085	4,022
Expiring 01/24/14	Hong Kong & Shanghai Bank	IDR	1,208,190	103,000	98,870	4,130
Expiring 01/24/14	UBS AG	IDR	4,110,116	369,449	336,344	33,105
Japanese Yen,
Expiring 03/19/14	Citigroup Global Markets	JPY	37,668	367,000	357,830	9,170
Expiring 03/19/14	Hong Kong & Shanghai Bank	JPY	12,724	124,000	120,872	3,128
Expiring 03/19/14	Standard Chartered PLC	JPY	12,516	122,000	118,901	3,099
Expiring 03/19/14	State Street Bank	JPY	24,716	243,000	234,793	8,207
Expiring 03/19/14	State Street Bank	JPY	12,688	123,000	120,526	2,474
Expiring 03/19/14	UBS AG	JPY	12,535	121,552	119,076	2,476
Malaysian Ringgit,
Expiring 01/24/14	JPMorgan Chase	MYR	447	139,951	136,342	3,609
Expiring 01/24/14	JPMorgan Chase	MYR	334	104,536	101,840	2,696
Expiring 01/28/14	Westpac Banking Corp.	MYR	186	57,496	56,680	816
Expiring 02/13/14	JPMorgan Chase	MYR	3,046	946,959	927,397	19,562
Mexican Peso,
Expiring 03/19/14	Deutsche Bank	MXN	23,021	1,760,712	1,752,246	8,466
Expiring 03/19/14	Deutsche Bank	MXN	3,454	267,055	262,909	4,146
Expiring 03/19/14	RBC Dominion Securities	MXN	1,673	127,000	127,332	(332)
Philippine Peso,
Expiring 01/09/14	Standard Chartered PLC	PHP	78,785	1,799,560	1,775,371	24,189
Polish Zloty,
Expiring 03/19/14	Bank of America	PLN	651	212,527	214,454	(1,927)
Expiring 03/19/14	Bank of America	PLN	509	168,000	167,823	177
Expiring 03/19/14	BNP Paribas	PLN	211	69,737	69,477	260
Expiring 03/19/14	BNP Paribas	PLN	114	37,417	37,587	(170)
Russian Ruble,
Expiring 01/17/14	Citigroup Global Markets	RUB	3,094	94,000	93,800	200
Expiring 01/17/14	Credit Suisse First Boston Corp.	RUB	24,276	748,901	735,844	13,057
Expiring 01/17/14	Credit Suisse First Boston Corp.	RUB	9,194	283,627	278,682	4,945
Expiring 01/17/14	Deutsche Bank	RUB	3,682	111,660	111,618	42
Expiring 01/23/14	Credit Suisse First Boston Corp.	RUB	16,327	492,000	494,393	(2,393)
Expiring 01/27/14	JPMorgan Chase	RUB	10,650	321,416	322,238	(822)
Expiring 02/07/14	Credit Suisse First Boston Corp.	RUB	12,032	358,053	363,417	(5,364)
Expiring 02/14/14	Bank of America	RUB	1,116	33,666	33,655	11
Expiring 02/14/14	UBS AG	RUB	13,138	395,648	396,367	(719)

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Singapore Dollar,
Expiring 03/19/14	Hong Kong & Shanghai Bank	SGD	312	$247,000	$247,530	$(530)
Expiring 03/19/14	Hong Kong & Shanghai Bank	SGD	311	247,000	246,099	901
Expiring 03/19/14	Standard Chartered PLC	SGD	924	737,166	732,247	4,919
South Korean Won,
Expiring 01/24/14	Citigroup Global Markets	KRW	216,604	202,405	204,886	(2,481)
Swiss Franc,
Expiring 01/14/14	Deutsche Bank	CHF	1,329	1,460,738	1,490,332	(29,594)
Thai Baht,
Expiring 01/24/14	Deutsche Bank	THB	9,891	311,380	300,645	10,735
Expiring 01/24/14	Deutsche Bank	THB	8,304	260,591	252,399	8,192
Turkish Lira,
Expiring 03/19/14	Deutsche Bank	TRY	126	58,369	57,713	656
Expiring 03/19/14	Deutsche Bank AG	TRY	190	87,085	86,848	237
Expiring 03/19/14	RBC Dominion Securities	TRY	2,394	1,151,212	1,095,757	55,455

				$33,040,232	$32,387,100	$653,132

Interest rate swap agreements outstanding at December 31, 2013:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
BRL	3,000	04/01/14	0.000%	Brazilian Interbank Deposit Rate Over(2)	$14	$—	$14	Deutsche Bank AG
BRL	5,270	01/02/15	0.000%	Brazilian Interbank Deposit Rate Over(2)	(3,080)	—	(3,080)	Barclays Bank PLC
BRL	2,880	01/02/16	0.000%	Brazilian Interbank Deposit Rate Over(2)	3,463	—	3,463	JPMorgan Chase & Co.
BRL	1,570	01/04/16	0.000%	Brazilian Interbank Deposit Rate Over(2)	621	—	621	Citigroup, Inc.
BRL	1,540	01/04/16	0.000%	Brazilian Interbank Deposit Rate Over(2)	1,260	—	1,260	Morgan Stanley
BRL	580	01/04/16	0.000%	Brazilian Interbank Deposit Rate Over(2)	590	—	590	Deutsche Bank AG
BRL	480	01/02/17	0.000%	Brazilian Interbank Deposit Rate Over(2)	(9,100)	—	(9,100)	Deutsche Bank AG
CLP	46,500	09/30/18	5.010%	Camara Interbank rate(2)	(2,286)	—	(2,286)	Citigroup, Inc.
CLP	108,050	10/03/18	4.090%	Camara Interbank rate(2)	(5,037)	—	(5,037)	Deutsche Bank AG
KRW	8,359,900	05/14/23	2.650%	3 month Certificate of Deposit(2)	239,451	—	239,451	Barclays Bank PLC
KRW	117,560	05/30/23	2.650%	3 month Certificate of Deposit(2)	3,667	—	3,667	Deutsche Bank AG
KRW	364,010	06/19/23	2.650%	3 month Certificate of Deposit(2)	6,336	—	6,336	Barclays Bank PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest rate swap agreements outstanding at December 31, 2013 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
KRW	309,580	08/05/23	2.650%	3 month Certificate of Deposit(2)	$(18,653)	$—	$(18,653)	Deutsche Bank AG
KRW	115,250	12/23/23	2.650%	3 month Certificate of Deposit(2)	(362)	—	(362)	Citigroup, Inc.
KRW	55,000	12/23/23	2.650%	3 month Certificate of Deposit(2)	(195)	—	(195)	JPMorgan Chase & Co.
MXN	3,600	06/01/23	6.255%	28 day Mexican Interbank rate(2)	(10,351)	—	(10,351)	Deutsche Bank AG
MXN	1,130	11/02/23	6.860%	28 day Mexican Interbank rate(2)	495	—	495	Deutsche Bank AG
MXN	1,310	11/14/23	6.814%	28 day Mexican Interbank rate(2)	(25)	—	(25)	Deutsche Bank AG
MYR	540	10/24/23	4.090%	3 month Certificate of Deposit(2)	(6,476)	(19)	(6,457)	Deutsche Bank AG
PLN	140	07/29/23	2.610%	6 month Warsaw Interbank Offered Rate(2)	926	—	926	Citigroup, Inc.
TWD	52,000	05/14/18	0.830%	90 day Taiwan Seconday Commercial Papers(2)	15,828	—	15,828	JPMorgan Chase & Co.
ZAR	3,400	06/07/18	7.100%	3 month South African Johannesburg Interbank Agreed Rate(2)	(809)	—	(809)	Deutsche Bank AG
ZAR	1,375	06/07/18	7.110%	3 month South African Johannesburg Interbank Agreed Rate(2)	(276)	—	(276)	Deutsche Bank AG
ZAR	36,000	04/30/20	6.000%	3 month South African Johannesburg Interbank Agreed Rate(2)	(291,567)	688	(292,255)	Morgan Stanley
ZAR	3,930	05/30/20	6.620%	3 month South African Johannesburg Interbank Agreed Rate(2)	(20,691)	—	(20,691)	Citigroup, Inc.
ZAR	1,730	05/29/23	7.150%	3 month South African Johannesburg Interbank Agreed Rate(2)	(11,117)	—	(11,117)	Barclays Bank PLC
ZAR	1,600	05/29/23	7.160%	3 month South African Johannesburg Interbank Agreed Rate(2)	(10,176)	—	(10,176)	Citigroup, Inc.

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest rate swap agreements outstanding at December 31, 2013 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
ZAR	1,550	05/29/23	7.170%	3 month South African Johannesburg Interbank Agreed Rate(2)	$(9,751)	$—	$(9,751)	Deutsche Bank AG

					$(127,301)	$669	$(127,970)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
	Exchange-traded swap agreements:
	26,200	03/19/19	2.000%	3 month LIBOR(1)	$—	$(66,737)	$(66,737)
	5,400	03/19/21	2.750%	3 month LIBOR(1)	(124,051)	(50,327)	73,724
	30,500	03/19/29	0.000%	3 month LIBOR(1)	—	619,982	619,982
	1,900	03/19/44	3.750%	3 month LIBOR(1)	—	79,611	79,611
ZAR	7,700	12/18/15	6.150%	3 month South African Johannesburg Interbank Agreed Rate(1)	—	(10,733)	(10,733)
ZAR	9,750	12/19/15	6.105%	3 month South African Johannesburg Interbank Agreed Rate(1)	—	(8,156)	(8,156)
ZAR	1,680	08/21/23	2.660%	3 month South African Johannesburg Interbank Agreed Rate(1)	(76)	3,792	3,868

					$(124,127)	$567,432	$691,559

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Total return swap agreements outstanding at December 31, 2013:

Counterparty	Termination Date	Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	01/14/14	COP	238,500	Pay or receive amounts based on market value fluctuation of Coltes Index	$1,361	$(248)	$1,609
Deutsche Bank AG	01/16/14	COP	134,700	Pay or receive amounts based on market value fluctuation of Coltes Index	1,204	136	1,068
Deutsche Bank AG	01/23/14	COP	106,300	Pay or receive amounts based on market value fluctuation of Coltes Index	33	(4,812)	4,845

					$2,598	$(4,924)	$7,522

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$411,951,100	$509,756,099	$134,684
Exchange Traded Funds	14,262,635	—	—
Preferred Stocks	4,411,936	6,641,538	—
Unaffiliated Mutual Funds	159,435	326,966	—
Rights	31,429	—	—
Warrant	2,708	—	—
Asset-Backed Securities	—	21,367,689	—
Bank Loans	—	1,215,521	—
Commercial Mortgage-Backed Securities	—	110,868,229	—
Convertible Bonds	—	608,907	—
Corporate Bonds	—	367,103,984	5,880,128
Foreign Government Bonds	—	66,593,108	670,712
Municipal Bonds	—	25,958,291	—
Residential Mortgage-Backed Securities	—	31,925,929	—
U.S. Government Agency Obligations	—	178,934,587	—
U.S. Treasury Obligations	—	305,243,859	—
Affiliated Money Market Mutual Fund	943,407,107	—	—
Foreign Treasury Obligations	—	2,093,478	—
Short Sales – U.S. Government Agency Obligations	—	(13,329,572)	—
Other Financial Instruments*
Financial Futures Contracts	27,461,566	—	—
Foreign Forward Currency Contracts	—	(784,378)	—
Interest Rate Swaps	691,559	(127,970)	—
Total Return Swaps	—	7,522	—

Total	$1,402,379,475	$1,614,403,787	$6,685,524

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

Affiliated Money Market Mutual Fund (4.1% represents investments purchased with collateral from securities on loan)	32.2%
U.S. Treasury Obligations	10.4
U.S. Government Agency Obligations	6.1
Commercial Banks	5.1
Oil, Gas & Consumable Fuels	4.0
Commercial Mortgage-Backed Securities	3.8
Foreign Government Bonds	2.3
Pharmaceuticals	1.9
Real Estate Investment Trusts (REITs)	1.9
Insurance	1.7
Telecommunications	1.4
Media	1.3
Diversified Telecommunication Services	1.2
Food Products	1.1
Residential Mortgage-Backed Securities	1.1
Diversified Financial Services	1.0
Wireless Telecommunication Services	1.0
Chemicals	1.0
Food & Staples Retailing	0.9
Municipal Bonds	0.9
Electric Utilities	0.9
Beverages	0.8
Health Care Providers & Services	0.8
Computers & Peripherals	0.8
Metals & Mining	0.8
Software	0.7
Collateralized Loan Obligations	0.7
Automobiles	0.7
Semiconductors & Semiconductor Equipment	0.6
IT Services	0.6
Industrial Conglomerates	0.6
Hotels, Restaurants & Leisure	0.6
Internet Software & Services	0.5
Real Estate Management & Development	0.5
Electronic Equipment, Instruments & Components	0.5
Exchange Traded Funds	0.5
Electric	0.5
Health Care Equipment & Supplies	0.5
Machinery	0.5
Aerospace & Defense	0.5
Commercial Services & Supplies	0.4
Specialty Retail	0.4
Multi-Utilities	0.4
Construction & Engineering	0.3
Textiles, Apparel & Luxury Goods	0.3
Communications Equipment	0.3
Road & Rail	0.3
Pipelines	0.3
Distribution/Wholesale	0.3
Household Products	0.3
Household Durables	0.3
Capital Markets	0.3
Auto Components	0.3
Biotechnology	0.2

Personal Products	0.2%
Home Builders	0.2
Farming & Agriculture	0.2
Electrical Equipment	0.2
Multiline Retail	0.2
Transportation Infrastructure	0.2
Banks	0.2
Air Freight & Logistics	0.2
Household Products/Wares	0.2
Transportation	0.2
Trading Companies & Distributors	0.2
Retail & Merchandising	0.2
Energy Equipment & Services	0.2
Gas Utilities	0.2
Machinery & Equipment	0.2
Foods	0.2
Life Sciences Tools & Services	0.2
Containers & Packaging	0.1
Independent Power Producers & Energy Traders	0.1
Professional Services	0.1
Airlines	0.1
Tobacco	0.1
Building Products	0.1
Construction Materials	0.1
Water Utilities	0.1
Computer Services & Software	0.1
Consumer Finance	0.1
Paper & Forest Products	0.1
Internet & Catalog Retail	0.1
Distributors	0.1
Foreign Treasury Obligations	0.1
Leisure Equipment & Products	0.1
Entertainment & Leisure	0.1
Diversified Consumer Services	0.1
Real Estate	0.1
Office Electronics	0.1
Storage/Warehousing	0.1
U.S. Government Agency Obligations	(0.5)

102.2
Liabilities in excess of other assets	(2.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk, foreign exchange risk, credit risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker-variation margin	$1,448,057	*	Due from broker-variation margin	$2,144,124	*
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	272,651		Unrealized depreciation on over-the-counter swap agreements	400,621
Interest rate contracts	Premiums paid for swap agreements	688		Premiums received for swap agreements	19
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	1,386,273		Unrealized depreciation on foreign currency forward contracts	2,170,651
Equity contracts	Due from broker-variation margin	28,849,192	*	—	—
Equity contracts	Unrealized appreciation on over-the-counter swap agreements	7,522		—	—
Equity contracts	Premiums paid for swap agreements	136		Premiums received for swap agreements	5,060
Equity contracts	Unaffiliated investments	34,137		—	—

Total		$31,998,656			$4,720,475

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-trade swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Swaps	Forward Currency Contracts(2)	Total
Interest rate contracts	$—	$5,360,925	$99,099	$—	$5,460,024
Foreign exchange contracts	—	—	—	(1,818,904)	(1,818,904)
Credit contracts	—	—	(527,297)	—	(527,297)
Equity contracts	11,999	69,802,734	836	—	69,815,569

Total	$11,999	$75,163,659	$(427,362)	$(1,818,904)	$72,929,392

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(3)	Warrants(3)	Futures	Swaps	Forward Currency Contracts(4)	Total
Interest rate contracts	$—	$—	$(1,387,626)	$563,589	$—	$(824,037)
Foreign exchange contracts	—	—	—	—	(784,378)	(784,378)
Equity contracts	2,646	2,708	28,849,192	7,522	—	28,862,068

Total	$2,646	$2,708	$27,461,566	$571,111	$(784,378)	$27,253,653

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2013, the Portfolio’s average volume of derivative activities is as follows:

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Futures Contracts - Long Positions(1)	Futures Contracts - Short Positions(1)	Forward Foreign Currency Exchange Purchase Contracts(2)	Forward Foreign Currency Exchange Sale Contracts(3)	Interest Rate Swap Agreements(4)	Total Return Swap Agreements(4)
$489,516,879	$62,832,146	$153,233,235	$34,944,066	$96,735,395	$49,689

(1)	Value at Trade Date.
(2)	Value at Settlement Date Payable.
(3)	Value at Settlement Date Receivable.
(4)	Notional Amount.

The Portfolio invested in financial instruments and derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument and derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$118,189,873	$—	$—	$118,189,873
Exchange-traded and cleared derivatives	2,158,776	—	—	2,158,776
Over-the-counter derivatives*	1,666,446	—	—	1,666,446

				122,015,095

Liabilities:
Over-the-counter derivatives*	(2,571,272)	—	—	(2,571,272)

				(2,571,272)

Collateral Amount Pledged/(Received):
Securities on loan				(118,189,873)
Exchange-traded and cleared derivatives				—
Over-the-counter derivatives				253,498

Net Amount				$1,507,448

*	Over-the-counter derivatives may consist of forward foreign currency exchange contracts, options contracts and swap agreements. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation) by counterparty, see the Schedule of Investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $118,189,873:
Unaffiliated investments (cost $2,041,110,797)	$2,066,142,952
Affiliated investments (cost $943,407,107)	943,407,107
Foreign currency, at value (cost $9,915,109)	9,829,129
Deposit with broker	30,838,982
Receivable for investments sold	64,551,418
Dividends and interest receivable	9,891,788
Due from broker-variation margin	2,158,776
Unrealized appreciation on foreign currency forward contracts	1,386,273
Receivable for fund share sold	766,544
Tax reclaim receivable	453,963
Unrealized appreciation on over-the-counter swap agreements	280,173
Premiums paid for swap agreements	824
Prepaid expenses	23,184

Total Assets	3,129,731,113

LIABILITIES:
Payable to broker for collateral for securities on loan	121,049,135
Payable for investments purchased	60,203,930
Securities sold short, at value (proceeds received $13,358,752)	13,329,572
Unrealized depreciation on foreign currency forward contracts	2,170,651
Payable to custodian	973,697
Advisory fees payable	728,773
Unrealized depreciation on over-the-counter swap agreements	400,621
Accrued expenses and other liabilities	346,880
Distribution fee payable	40,174
Premiums received for swap agreements	5,079
Affiliated transfer agent fee payable	417
Foreign withheld taxes payable	60
Payable for fund share repurchased	22

Total Liabilities	199,249,011

NET ASSETS	$2,930,482,102

Net assets were comprised of:
Paid-in capital	$2,487,836,050
Retained earnings	442,646,052

Net assets, December 31, 2013	$2,930,482,102

Net asset value and redemption price per share, $2,930,482,102 / 251,962,355 outstanding shares of beneficial interest	$11.63

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Interest income	$19,640,023
Unaffiliated dividend income (net of $1,251,516 foreign withholding tax)	17,211,984
Affiliated dividend income	856,678
Affiliated income from securities lending, net	212,126

37,920,811

EXPENSES
Advisory fees	20,317,346
Distribution fee (Note 4)	1,929,022
Custodian and accounting fees	1,006,000
Audit fee	52,000
Trustees’ fees	36,000
Legal fees and expenses	22,000
Commitment fee on syndicated credit agreement	19,000
Insurance expenses	18,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Shareholders’ reports	8,000
Loan interest expense (Note 7)	2,156
Miscellaneous	141,918

Total expenses	23,560,442
Less: advisory fee waivers and/or expense reimbursement	(4,082,736)

Net expenses	19,477,706

NET INVESTMENT INCOME	18,443,105

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated $249,192,858) (net of foreign capital gains taxes $890)	246,236,219
Futures transactions	75,163,659
Short sales transactions	373,164
Swap agreements transactions	(427,362)
Foreign currency transactions	884,275

322,229,955

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $(117,493,057))	(111,462,435)
Futures	27,461,566
Short sales	29,180
Swap agreements	571,111
Foreign currencies	(872,487)

(84,273,065)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	237,956,890

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$256,399,995

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2013	December 31, 2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$18,443,105	$15,742,498
Net realized gain on investment and foreign currency transactions	322,229,955	34,317,694
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(84,273,065)	153,143,333

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	256,399,995	203,203,525

DISTRIBUTIONS	—	(71,034,512)

FUND SHARE TRANSACTIONS:
Fund share sold [33,182,185 and 97,895,264 shares, respectively]	366,149,590	1,013,776,405
Fund share issued in reinvestment of distributions [0 and 7,139,147 shares, respectively]	—	71,034,512
Fund share repurchased [27,870,174 and 41,254,743 shares, respectively]	(305,284,584)	(424,669,340)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	60,865,006	660,141,577

TOTAL INCREASE IN NET ASSETS	317,265,001	792,310,590
NET ASSETS:
Beginning of year	2,613,217,101	1,820,906,511

End of year	$2,930,482,102	$2,613,217,101

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST INVESTMENT GRADE BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 105.5% ASSET-BACKED SECURITIES — 5.6%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Collateralized Debt Obligations
Cent CDO XI Ltd. (Cayman Islands), Series 2006-11A, Class A1, 144A	0.498%	(c)	04/25/19	502	$496,226

Collateralized Loan Obligations — 0.7%
ARES Enhanced Loan Investment Strategy Ltd. (Cayman Islands), Series 2005-2A, Class A2, 144A	0.498%	(c)	01/26/20	708	700,091
Fraser Sullivan CLO I Ltd. (Cayman Islands), Series 2006-1A, Class B, 144A	0.713%	(c)	03/15/20	500	486,156
Gulf Stream – Sextant CLO Ltd. (Cayman Islands), Series 2006-1A, Class A1A, 144A	0.469%	(c)	08/21/20	212	210,906
Lafayette CLO Ltd. (Cayman Islands), Series 2012-1A, Class A, 144A	1.642%	(c)	09/06/22	251	250,935
LCM III LP (Cayman Islands), Series 3A, Class A, 144A	0.499%	(c)	06/01/17	138	137,463
LightPoint CLO Ltd., Series 2005-3A, Class A1A, 144A	0.503%	(c)	09/15/17	372	368,408
Marine Park CLO Ltd. (Cayman Islands), Series 2012-1A, Class A1A, 144A	1.708%	(c)	05/18/23	1,850	1,843,255
Mayport CLO Ltd. (Cayman Islands), Series 2006-1A, Class A1L, 144A	0.488%	(c)	02/22/20	202	199,606
OCP CLO Ltd. (Cayman Islands), Series 2012-2A, Class A2, 144A	1.718%	(c)	11/22/23	1,100	1,097,174
OCP CLO Ltd. (Cayman Islands), Series 2012-2A, Class B, 144A	2.438%	(c)	11/22/23	1,000	981,594
Slater Mill Loan Fund LP (Cayman Islands), Series 2012-1A, Class B, 144A	2.888%	(c)	08/17/22	250	247,418
Sound Point CLO Ltd. (Cayman Islands), Series 2012-1A, Class B, 144A	2.942%	(c)	10/20/23	1,000	1,005,935
Stanfield Daytona CLO Ltd. (Cayman Islands), Series 2007-1A, Class A1L, 144A	0.488%	(c)	04/27/21	749	735,882
Trimaran CLO VI Ltd. (Cayman Islands), Series 2006-2A, Class A1L, 144A	0.492%	(c)	11/01/18	775	767,184

					9,032,007
Non-Residential Mortgage-Backed Securities — 3.1%
BA Credit Card Trust, Series 2007-B2, Class B2	0.367%	(c)	06/15/16	5,555	5,554,306
Bank One Issuance Trust, Series 2004-C2, Class C2	0.967%	(c)	02/15/17	3,000	3,003,027
Chase Issuance Trust, Series 2007-C1, Class C1	0.627%	(c)	04/15/19	23,000	22,698,723
Citibank Credit Card Issuance Trust, Series 2005-C2, Class C2	0.634%	(c)	03/24/17	5,500	5,489,786
MBNA Credit Card Master Note Trust, Series 2004-B1, Class B1	4.450%		08/15/16	2,000	2,015,302
MBNA Credit Card Master Note Trust, Series 2004-C2, Class C2	1.067%	(c)	11/15/16	1,500	1,503,292

					40,264,436

Residential Mortgage-Backed Securities — 1.8%
ACE Securities Corp., Home Equity Loan Trust, Series 2004-IN1, Class A1	0.805%	(c)	05/25/34	1,649	1,553,032
Ameriquest Mortgage Securities, Inc., Series 2004-R8, Class M1	1.125%	(c)	09/25/34	2,000	1,927,766
Argent Securities, Inc., Series 2003-W4, Class M1	1.365%	(c)	10/25/33	3,692	3,578,510

SEE NOTES TO FINANCIAL STATEMENTS.

A202

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Residential Mortgage-Backed Securities (continued)
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE6, Class A2	0.525%	(c)	09/25/34	1,622	$1,558,888
Citigroup Mortgage Loan Trust, Inc., Series 2004-OPT1, Class A2	0.885%	(c)	10/25/34	134	133,479
Countrywide Asset-Backed Certificates, Series 2004-6, Class 2A5	0.555%	(c)	11/25/34	543	536,269
Countrywide Asset-Backed Certificates, Series 2004-ECC2, Class M1	1.065%	(c)	12/25/34	2,424	2,259,074
HSBC Home Equity Loan Trust, Series 2005-3, Class M1	0.587%	(c)	01/20/35	1,045	1,036,687
MASTR Asset-Backed Securities Trust, Series 2004-OPT2, Class A2	0.865%	(c)	09/25/34	759	702,357
MASTR Asset-Backed Securities Trust, Series 2005-NC1, Class M1	0.885%	(c)	12/25/34	2,360	2,181,713
Morgan Stanley ABS Capital I, Series 2002-HE3, Class A2	1.245%	(c)	03/25/33	196	188,451
Morgan Stanley ABS Capital I, Series 2004-HE4, Class M1	1.065%	(c)	05/25/34	6,242	5,840,600
Morgan Stanley ABS Capital I, Series 2004-NC5, Class M1	1.065%	(c)	05/25/34	1,803	1,625,335
Option One Mortgage Loan Trust, Series 2003-3, Class A1	0.745%	(c)	06/25/33	1,186	1,111,046

					24,233,207

TOTAL ASSET-BACKED SECURITIES (cost $65,694,094)					74,025,876

COMMERCIAL MORTGAGE-BACKED SECURITIES — 14.8%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 3, Class A2	4.501%		07/10/43	69	69,483
Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A3	5.395%		12/11/40	350	349,399
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class A2	3.061%		12/15/47	5,462	5,651,630
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class ASB	5.778%	(c)	03/15/49	156	155,881
COBALT CMBS Commercial Mortgage Trust, Series 2006-C1, Class A4	5.223%		08/15/48	16,581	17,890,406
Commercial Mortgage Pass-Through Certificates, Series 2007-C2, Class A2	5.448%	(c)	01/15/49	605	604,045
Commercial Mortgage Pass-Through Certificates, Series 2007-C9, Class A2	5.800%	(c)	12/10/49	96	95,666
Commercial Mortgage Pass-Through Certificates, Series 2013-CR6, Class A2	2.122%		03/10/46	11,870	11,848,064
Commercial Mortgage Trust, Series 2005-GG5, Class A5	5.224%	(c)	04/10/37	25,423	26,810,536
FHLMC Multifamily Structured Pass-Through Certificates, Series K004, Class A3	4.241%		08/25/19	1,400	1,521,195
FHLMC Multifamily Structured Pass-Through Certificates, Series KSMC, Class A2	2.615%		01/25/23	17,870	16,660,541
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A2	5.417%		12/10/49	3,334	3,331,744
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2	5.381%		03/10/39	10,888	11,133,120
GS Mortgage Securities Trust, Series 2006-GG8, Class A4	5.560%		11/10/39	5,265	5,772,978
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2004-CBX, Class A5	4.654%		01/12/37	4,102	4,112,448

SEE NOTES TO FINANCIAL STATEMENTS.

A203

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-CB13, Class A3A1	5.244%	(c)	01/12/43	5,236	$5,318,865
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A2	5.791%	(c)	06/15/49	1,676	1,688,935
JPMorgan Chase Commercial Mortgage Securities Corp., Series C13, Class A2	2.665%		01/15/46	30,500	30,934,168
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-CB13, Class ASB	5.285%	(c)	01/12/43	54	54,783
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP5, Class AM	5.242%	(c)	12/15/44	1,200	1,294,037
Merrill Lynch Mortgage Trust, Series 2006-C1, Class AM	5.676%	(c)	05/12/39	5,300	5,713,050
Merrill Lynch Mortgage Trust, Series 2006-C2, Class A4	5.742%	(c)	08/12/43	6,794	7,433,366
ML-CFC Commercial Mortgage Trust, Series 2007-7, Class ASB	5.740%	(c)	06/12/50	208	214,139
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A3	2.533%		12/10/45	912	879,717
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class A1A	5.749%	(c)	07/15/45	25,852	28,346,183
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A2	5.500%		10/15/48	226	227,696
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4	5.572%		10/15/48	1,150	1,258,557
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class APB	5.294%		12/15/43	6,237	6,330,046
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A3	5.924%	(c)	02/15/51	225	227,689

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $194,678,018)					195,928,367

CORPORATE BONDS — 62.5%
Aerospace & Defense — 0.4%
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	7.500%		03/15/18(a)	2,000	2,275,000
Lockheed Martin Corp., Sr. Unsec’d. Notes	2.125%		09/15/16	3,540	3,631,998

					5,906,998

Airlines — 0.2%
Continental Airlines, Inc., Series A, Pass-Through Certificates	4.750%		01/12/21(a)	232	246,441
Continental Airlines, Inc., Series A, Pass-Through Certificates	5.983%		04/19/22	1,591	1,738,097
Delta Air Lines, Inc., Series 1A, Pass-Through Certificates	6.200%		07/02/18(a)	607	676,438

					2,660,976

Automotive — 1.8%
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	2.625%		09/15/16	3,000	3,102,303
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	4.375%		08/06/23(a)	2,500	2,513,398
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	8.125%		01/15/20(a)	9,150	11,441,618
General Motors Co., Sr. Unsec’d. Notes, 144A	3.500%		10/02/18(a)	6,205	6,344,612

SEE NOTES TO FINANCIAL STATEMENTS.

A204

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Automotive (continued)
Harley-Davidson Funding Corp., Gtd. Notes, MTN, 144A	5.750%	12/15/14	500	$522,183

				23,924,114

Banking — 12.0%
Bank of America Corp., Sr. Unsec’d. Notes	5.625%	07/01/20(h)	17,500	19,997,478
Bank of America Corp., Sr. Unsec’d. Notes, MTN	3.300%	01/11/23	1,500	1,419,400
Bank of America Corp., Series L, Sr. Unsec’d. Notes, MTN	5.650%	05/01/18	1,000	1,138,269
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes	5.125%	01/08/20	5,500	6,098,570
Capital One Financial Corp., Sr. Unsec’d. Notes	4.750%	07/15/21	5,000	5,316,745
Citigroup, Inc., Sr. Unsec’d. Notes	3.375%	03/01/23(a)	2,000	1,901,030
Citigroup, Inc., Sr. Unsec’d. Notes	8.500%	05/22/19(h)	10,465	13,411,829
Citigroup, Inc., Sub. Notes	3.500%	05/15/23(a)	1,250	1,164,739
Citigroup, Inc., Sub. Notes	5.500%	09/13/25	2,060	2,169,672
Credit Suisse (Switzerland), Sub. Notes	6.000%	02/15/18	6,000	6,947,316
Discover Bank, Sub. Notes	7.000%	04/15/20	1,665	1,936,373
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.625%	01/22/23(a)	1,500	1,452,530
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%	01/24/22(h)	14,500	16,322,476
HSBC Bank PLC (United Kingdom), Sr. Notes, 144A	3.500%	06/28/15	2,220	2,313,966
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	4.875%	01/14/22	10,535	11,368,529
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.200%	01/25/23(a)	2,000	1,896,052
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.250%	10/15/20(h)	13,000	13,780,481
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.350%	08/15/21(h)	5,000	5,269,600
JPMorgan Chase & Co., Sub. Notes	3.375%	05/01/23(a)	1,365	1,272,180
Lloyds TSB Bank PLC (United Kingdom), Bank Gtd. Notes, MTN, 144A	5.800%	01/13/20	1,000	1,146,469
Lloyds TSB Bank PLC (United Kingdom), Gtd. Notes	6.375%	01/21/21(a)	1,000	1,179,195
Morgan Stanley, Sr. Unsec’d. Notes	3.750%	02/25/23(a)(h)	4,000	3,892,260
Morgan Stanley, Sr. Unsec’d. Notes	5.750%	01/25/21	1,100	1,244,390
Morgan Stanley, Sub. Notes, MTN	4.100%	05/22/23(a)	1,065	1,030,655
Morgan Stanley, Series G, Sr. Unsec’d. Notes, MTN	5.500%	07/28/21(h)	10,000	11,174,580
People’s United Financial, Inc., Sr. Unsec’d. Notes	3.650%	12/06/22	2,500	2,363,520
PNC Bank NA, Sub. Notes	3.800%	07/25/23	1,295	1,255,940
PNC Funding Corp., Bank Gtd. Notes	3.300%	03/08/22	4,000	3,930,588
Royal Bank of Canada (Canada), Covered Bonds.	2.000%	10/01/18	10,215	10,161,984
Royal Bank of Scotland PLC (The) (United Kingdom), Bank Gtd. Notes	6.125%	01/11/21(a)	3,000	3,395,583
Santander Holdings USA, Inc., Sr. Unsec’d. Notes	3.000%	09/24/15	805	831,282
Santander Holdings USA, Inc., Sr. Unsec’d. Notes	4.625%	04/19/16	165	175,948
Wells Fargo & Co., Sub. Notes	4.125%	08/15/23	2,180	2,149,151

				159,108,780

Banks — 0.1%
Morgan Stanley, Sub. Notes	4.875%	11/01/22(a)	1,210	1,238,630

SEE NOTES TO FINANCIAL STATEMENTS.

A205

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Brokerage — 0.2%
Jefferies Group LLC, Sr. Unsec’d. Notes	5.125%	01/20/23	2,280	$2,306,142

Building Materials & Construction — 0.1%
CRH America, Inc. (Ireland), Gtd. Notes	8.125%	07/15/18	1,000	1,224,922

Cable — 0.9%
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	3.800%	03/15/22(a)	7,185	6,902,170
Time Warner Cable, Inc., Gtd. Notes	4.000%	09/01/21(a)	1,075	998,409
Time Warner Cable, Inc., Gtd. Notes	8.750%	02/14/19	2,525	3,011,926
Videotron Ltd. (Canada), Gtd. Notes	9.125%	04/15/18	624	653,640

				11,566,145

Capital Goods — 1.7%
ADT Corp. (The), Sr. Unsec’d. Notes	2.250%	07/15/17	2,310	2,273,186
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $259,615; purchased 07/08/13)	2.800%	11/01/18(f)	260	262,739
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A (original cost $673,535; purchased 01/14/13)	2.875%	07/17/18(a)(f)(g)	675	678,971
Penske Truck Leasing Co. LP/PTL Finance Corp., Unsec’d. Notes, 144A (original cost $1,038,991;purchased 05/08/12)	3.125%	05/11/15(f)(g)	1,040	1,069,619
United Rentals North America, Inc., Gtd. Notes	9.250%	12/15/19	2,277	2,538,855
United Technologies Corp., Sr. Unsec’d. Notes	3.100%	06/01/22(a)	4,780	4,673,798
Waste Management, Inc., Gtd. Notes	7.375%	03/11/19	2,000	2,418,922
Xylem, Inc., Sr. Unsec’d. Notes	4.875%	10/01/21	8,260	8,610,546

				22,526,636

Chemicals — 3.1%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	3.150%	10/01/22	785	719,435
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	3.500%	06/01/23(a)	6,000	5,589,234
CF Industries, Inc., Gtd. Notes	7.125%	05/01/20	4,000	4,688,576
Dow Chemical Co. (The), Sr. Unsec’d. Notes	3.000%	11/15/22(a)	4,500	4,196,880
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.250%	11/15/20	9,415	10,028,303
Ecolab, Inc., Sr. Unsec’d. Notes	4.350%	12/08/21	2,645	2,742,685
Lubrizol Corp., Gtd. Notes	8.875%	02/01/19	1,750	2,270,490
LYB International Finance BV (Netherlands), Gtd. Notes	4.000%	07/15/23(a)	8,230	8,123,463
Mosaic Co. (The), Sr. Unsec’d. Notes	4.250%	11/15/23	3,295	3,254,129

				41,613,195

Electric — 2.2%
Commonwealth Edison Co., First Mortgage Bonds	3.400%	09/01/21	5,000	5,028,140
Consumers Energy Co., First Mortgage Bonds	6.125%	03/15/19	1,000	1,179,639
Entergy Corp., Sr. Unsec’d. Notes	4.700%	01/15/17	900	967,694
Indiana Michigan Power Co., Sr. Unsec’d. Notes	7.000%	03/15/19	2,000	2,378,574
NextEra Energy Capital Holdings, Inc., Gtd. Notes	4.500%	06/01/21(a)	7,000	7,219,730
PPL Electric Utilities Corp., First Mortgage Bonds	3.000%	09/15/21	5,000	4,920,080
PSEG Power LLC, Gtd. Notes	2.750%	09/15/16	1,560	1,615,403
Southern Co. (The), Sr. Unsec’d. Notes	2.450%	09/01/18	1,575	1,598,902
TransAlta Corp. (Canada), Sr. Unsec’d. Notes	4.750%	01/15/15	1,200	1,244,143

SEE NOTES TO FINANCIAL STATEMENTS.

A206

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)		Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Electric (continued)
Virginia Electric and Power Co., Sr. Unsec’d. Notes		2.950%	01/15/22(a)	2,505	$2,420,188

					28,572,493

Energy - Integrated — 1.8%
BP Capital Markets PLC (United Kingdom), Gtd. Notes		4.500%	10/01/20(a)	7,410	8,005,875
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes		3.800%	09/15/23	5,000	4,874,420
Chevron Corp., Sr. Unsec’d. Notes		2.427%	06/24/20	655	637,354
Chevron Corp., Sr. Unsec’d. Notes		3.191%	06/24/23	775	743,962
Continental Resources, Inc., Gtd. Notes		4.500%	04/15/23	2,500	2,534,375
Halliburton Co., Sr. Unsec’d. Notes		3.500%	08/01/23	7,010	6,795,305
Petro-Canada (Canada), Sr. Unsec’d. Notes		6.050%	05/15/18	650	749,056

					24,340,347

Energy - Other — 3.4%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes		6.375%	09/15/17	6,000	6,888,414
Cameron International Corp., Sr. Unsec’d. Notes	.	3.600%	04/30/22	1,400	1,371,721
Cameron International Corp., Sr. Unsec’d. Notes	.	4.500%	06/01/21	935	972,258
Covanta Holding Corp., Sr. Unsec’d. Notes		7.250%	12/01/20(a)	3,600	3,930,098
Kerr-McGee Corp., Gtd. Notes		6.950%	07/01/24	2,000	2,323,324
Nabors Industries, Inc., Gtd. Notes		4.625%	09/15/21	7,450	7,458,731
Nabors Industries, Inc., Gtd. Notes		6.150%	02/15/18	2,500	2,809,322
Noble Energy, Inc., Sr. Unsec’d. Notes		4.150%	12/15/21	6,935	7,130,907
Transocean, Inc., Gtd. Notes		2.500%	10/15/17(a)	2,100	2,122,247
Weatherford International LLC, Gtd. Notes		6.350%	06/15/17	500	565,257
Weatherford International Ltd., Gtd. Notes		5.125%	09/15/20(a)	6,100	6,552,974
Weatherford International Ltd., Gtd. Notes		7.000%	03/15/38	500	553,432
Weatherford International Ltd., Gtd. Notes		9.625%	03/01/19	1,300	1,670,323

					44,349,008

Foods — 1.6%
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes		2.625%	01/17/23(a)	5,000	4,591,735
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes		5.375%	01/15/20(h)	4,720	5,416,941
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes		7.750%	01/15/19	2,750	3,433,812
Delhaize Group SA (Belgium), Gtd. Notes		6.500%	06/15/17	1,000	1,123,092
General Mills, Inc., Sr. Unsec’d. Notes		5.700%	02/15/17	750	841,012
Kraft Foods Group, Inc., Sr. Unsec’d. Notes		5.375%	02/10/20	5,436	6,132,906

					21,539,498

Healthcare & Pharmaceutical — 3.3%
AbbVie, Inc., Sr. Unsec’d. Notes		2.000%	11/06/18	4,760	4,708,640
Actavis, Inc., Sr. Unsec’d. Notes		3.250%	10/01/22(a)	3,340	3,115,281
Amgen, Inc., Sr. Unsec’d. Notes		3.875%	11/15/21	6,470	6,645,919
Gilead Sciences, Inc., Sr. Unsec’d. Notes		4.400%	12/01/21	4,980	5,318,386
HCA, Inc., Sr. Unsec’d. Notes		6.375%	01/15/15	3,285	3,449,250
HCA, Inc., Sr. Unsec’d. Notes, MTN		9.000%	12/15/14	1,910	2,043,700
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes		3.750%	08/23/22(a)	870	842,719
Life Technologies Corp., Sr. Unsec’d. Notes		4.400%	03/01/15	1,000	1,041,112
Memorial Sloan-Kettering Cancer Center, Sr. Unsec’d. Notes		4.125%	07/01/52	125	102,831

SEE NOTES TO FINANCIAL STATEMENTS.

A207

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Healthcare & Pharmaceutical (continued)
Pfizer, Inc., Sr. Unsec’d. Notes	6.200%	03/15/19(h)	7,683	$9,107,659
Teva Pharmaceutical Finance Co. BV (Israel), Gtd. Notes	2.950%	12/18/22(a)	3,415	3,091,845
VPII Escrow Corp., Sr. Unsec’d. Notes, 144A	6.750%	08/15/18(a)	3,600	3,955,500

				43,422,842

Healthcare Insurance — 1.8%
Aetna, Inc., Sr. Unsec’d. Notes	4.125%	06/01/21(h)	7,000	7,345,863
Coventry Health Care, Inc., Sr. Unsec’d. Notes	6.300%	08/15/14	1,000	1,035,127
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.700%	02/15/21(h)	6,500	7,091,838
WellPoint, Inc., Sr. Unsec’d. Notes	3.125%	05/15/22	1,815	1,702,250
WellPoint, Inc., Sr. Unsec’d. Notes	3.300%	01/15/23	6,650	6,205,873

				23,380,951

Insurance — 4.7%
American International Group, Inc., Sr. Unsec’d. Notes	4.875%	06/01/22	5,000	5,374,115
American International Group, Inc., Sr. Unsec’d. Notes	6.400%	12/15/20	875	1,034,128
American International Group, Inc., Sr. Unsec’d. Notes	8.250%	08/15/18(h)	7,000	8,756,160
AON Corp. (United Kingdom), Gtd. Notes	3.500%	09/30/15	1,100	1,148,057
Axis Capital Holdings Ltd., Sr. Unsec’d. Notes	5.750%	12/01/14	3,750	3,918,180
Berkshire Hathaway, Inc., Sr. Unsec’d. Notes	3.000%	02/11/23	2,000	1,888,738
Liberty Mutual Group, Inc., Gtd. Notes, 144A	4.950%	05/01/22	5,835	6,033,460
Lincoln National Corp., Sr. Unsec’d. Notes	4.200%	03/15/22(a)	3,500	3,566,570
Lincoln National Corp., Sr. Unsec’d. Notes	4.300%	06/15/15	1,335	1,399,566
Lincoln National Corp., Sr. Unsec’d. Notes	4.850%	06/24/21(a)	6,630	7,121,303
Markel Corp., Sr. Unsec’d. Notes	3.625%	03/30/23	355	334,126
Markel Corp., Sr. Unsec’d. Notes	4.900%	07/01/22	2,510	2,615,172
MetLife, Inc., Sr. Unsec’d. Notes	4.750%	02/08/21(a)	8,850	9,565,177
Pacific LifeCorp., Sr. Unsec’d. Notes, 144A	6.000%	02/10/20	1,500	1,673,355
Principal Financial Group, Inc., Gtd. Notes	3.125%	05/15/23	3,500	3,248,116
Principal Financial Group, Inc., Gtd. Notes	3.300%	09/15/22	2,650	2,523,031
Swiss Re Treasury (US) Corp., Gtd. Notes, 144A	2.875%	12/06/22	1,185	1,091,146
WR Berkley Corp., Sr. Unsec’d. Notes	4.625%	03/15/22	690	697,906
WR Berkley Corp., Sr. Unsec’d. Notes	5.375%	09/15/20	515	554,479

				62,542,785

Lodging — 0.5%
Choice Hotels International, Inc., Gtd. Notes	5.750%	07/01/22	4,000	4,175,000
Host Hotels & Resorts LP, Gtd. Notes	6.750%	06/01/16	437	443,299
Marriott International, Inc., Sr. Unsec’d. Notes	3.250%	09/15/22	1,320	1,230,649
Wyndham Worldwide Corp., Sr. Unsec’d. Notes	4.250%	03/01/22	1,000	975,972

				6,824,920

Media & Entertainment — 2.5%
21st Century Fox America, Inc., Gtd. Notes, 144A	4.000%	10/01/23	3,685	3,642,107
CBS Corp., Gtd. Notes (original cost $1,943,964; purchased 02/12/10)	8.875%	05/15/19(f)(g)	1,650	2,109,574
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	6.500%	04/30/21(a)	3,190	3,277,725
CSC Holdings LLC, Sr. Unsec’d. Notes	7.625%	07/15/18	3,000	3,431,250
Discovery Communications LLC, Gtd. Notes	4.375%	06/15/21	6,011	6,211,335
News America, Inc., Gtd. Notes	6.150%	03/01/37	390	428,645

SEE NOTES TO FINANCIAL STATEMENTS.

A208

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Media & Entertainment (continued)
News America, Inc., Gtd. Notes	6.150%	02/15/41	35	$39,008
RR Donnelley & Sons Co., Sr. Unsec’d. Notes	8.600%	08/15/16	3,000	3,472,500
Time Warner, Inc., Gtd. Notes	4.000%	01/15/22	2,825	2,860,688
Time Warner, Inc., Gtd. Notes	4.750%	03/29/21	265	282,589
Time Warner, Inc., Gtd. Notes	4.875%	03/15/20(a)	1,500	1,644,123
Viacom, Inc., Sr. Unsec’d. Notes	3.125%	06/15/22	4,000	3,695,164
Viacom, Inc., Sr. Unsec’d. Notes	4.500%	03/01/21(a)	1,230	1,286,956

				32,381,664

Metals & Mining — 1.0%
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	3.850%	09/30/23(a)	4,490	4,509,478
Rio Tinto Finance USA Ltd. (United Kingdom), Gtd. Notes	3.750%	09/20/21	6,445	6,506,853
Teck Resources Ltd. (Canada), Gtd. Notes	3.850%	08/15/17	1,015	1,073,402
Xstrata Finance Canada Ltd. (Canada), Gtd. Notes, 144A	5.800%	11/15/16	1,600	1,762,826

				13,852,559

Non-Captive Finance — 2.3%
Discover Financial Services, Sr. Unsec’d. Notes	5.200%	04/27/22	3,468	3,608,818
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	3.100%	01/09/23(h)	18,035	17,110,851
International Lease Finance Corp., Sr. Unsec’d. Notes	5.750%	05/15/16	275	294,594
SLM Corp., Sr. Unsec’d. Notes, MTN	6.000%	01/25/17(a)	8,270	8,952,275

				29,966,538

Packaging — 0.1%
Rock Tenn Co., Gtd. Notes	4.000%	03/01/23	1,475	1,408,759

Paper — 0.9%
International Paper Co., Sr. Unsec’d. Notes	4.750%	02/15/22(a)	5,000	5,242,105
International Paper Co., Sr. Unsec’d. Notes	7.500%	08/15/21	2,050	2,513,083
MeadWestvaco Corp., Sr. Unsec’d. Notes	7.375%	09/01/19	3,000	3,560,592

				11,315,780

Pipelines & Other — 2.9%
Atmos Energy Corp., Sr. Unsec’d. Notes	8.500%	03/15/19	2,735	3,504,790
El Paso Pipeline Partners Operating Co. LLC, Gtd. Notes	5.000%	10/01/21	4,200	4,398,715
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	3.950%	09/01/22	7,850	7,649,511
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	4.150%	02/01/24(a)	2,000	1,934,942
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.250%	02/01/21	1,885	1,951,872
ONEOK Partners LP, Gtd. Notes	3.375%	10/01/22(a)	3,715	3,472,823
ONEOK Partners LP, Gtd. Notes	5.000%	09/15/23(a)	2,525	2,622,018
Plains All American Pipeline LP/PAA Finance Corp., Sr. Unsec’d. Notes	8.750%	05/01/19	1,020	1,304,637
Spectra Energy Partners LP, Sr. Unsec’d. Notes	4.750%	03/15/24	4,340	4,424,209
Williams Partners LP, Sr. Unsec’d. Notes	4.125%	11/15/20	6,500	6,663,644

				37,927,161

SEE NOTES TO FINANCIAL STATEMENTS.

A209

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Railroads — 2.0%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	3.050%	09/01/22	5,075	$4,758,290
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	3.850%	09/01/23(a)	5,000	4,918,200
Canadian Pacific Railway Ltd. (Canada), Sr. Unsec’d. Notes	4.500%	01/15/22	6,950	7,232,330
CSX Corp., Sr. Unsec’d. Notes	7.900%	05/01/17	1,923	2,297,685
Norfolk Southern Corp., Sr. Unsec’d. Notes	5.900%	06/15/19	6,000	6,938,550

				26,145,055

Real Estate Investment Trusts (REITs) — 0.9%
Hospitality Properties Trust, Sr. Unsec’d. Notes	7.875%	08/15/14	500	504,058
ProLogis LP, Gtd. Notes	6.875%	03/15/20	120	141,337
Simon Property Group LP, Sr. Unsec’d. Notes	2.800%	01/30/17	2,325	2,404,761
Simon Property Group LP, Sr. Unsec’d. Notes	3.375%	03/15/22	515	501,962
Simon Property Group LP, Sr. Unsec’d. Notes	6.125%	05/30/18	2,250	2,605,082
Weyerhaeuser Co., Sr. Unsec’d. Notes	4.625%	09/15/23(a)	6,040	6,128,969

				12,286,169

Retailers — 2.6%
CVS Caremark Corp., Sr. Unsec’d. Notes	4.125%	05/15/21(a)	7,000	7,256,004
Kohl’s Corp., Sr. Unsec’d. Notes	4.000%	11/01/21(a)	1,675	1,674,281
Kohl’s Corp., Sr. Unsec’d. Notes	6.250%	12/15/17(a)	2,375	2,723,759
Lowe’s Cos, Inc., Sr. Unsec’d. Notes	3.875%	09/15/23(a)	6,990	7,028,012
Macy’s Retail Holdings, Inc., Gtd. Notes	2.875%	02/15/23(a)	5,000	4,525,120
Macy’s Retail Holdings, Inc., Gtd. Notes	3.875%	01/15/22(a)	1,330	1,310,952
Nordstrom, Inc., Sr. Unsec’d. Notes	4.000%	10/15/21(a)	2,250	2,333,617
Target Corp., Sr. Unsec’d. Notes	3.875%	07/15/20(a)	5,000	5,271,215
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	4.250%	04/15/21	2,000	2,153,474

				34,276,434

Technology — 1.0%
Apple, Inc., Sr. Unsec’d. Notes	2.400%	05/03/23(a)	6,245	5,615,573
Fiserv, Inc., Gtd. Notes	3.125%	10/01/15	1,585	1,641,020
International Business Machines Corp., Sr.
Unsec’d. Notes	3.375%	08/01/23(a)	3,075	2,995,985
Xerox Corp., Sr. Unsec’d. Notes	4.250%	02/15/15	1,040	1,078,925
Xerox Corp., Sr. Unsec’d. Notes	6.750%	02/01/17	1,925	2,186,315

				13,517,818

Telecommunications — 5.0%
America Movil SAB de CV (Mexico), Gtd. Notes	2.375%	09/08/16	7,605	7,826,838
AT&T, Inc., Sr. Unsec’d. Notes	2.625%	12/01/22	2,000	1,804,524
AT&T, Inc., Sr. Unsec’d. Notes	3.875%	08/15/21	8,500	8,611,350
AT&T, Inc., Sr. Unsec’d. Notes	5.600%	05/15/18(a)	1,330	1,510,357
Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec’d. Notes	8.500%	11/15/18(h)	2,290	2,899,445
Embarq Corp., Sr. Unsec’d. Notes (original cost $6,932,400; purchased 02/03/09-08/04/09)	7.082%	06/01/16(f)(g)	7,140	7,978,229
Orange SA (France), Sr. Unsec’d. Notes	2.750%	09/14/16	5,050	5,244,162
Telecom Italia Capital SA (Italy), Gtd. Notes	6.999%	06/04/18	1,000	1,107,500
Verizon Communications, Inc., Sr. Unsec’d. Notes	3.500%	11/01/21(a)	6,500	6,453,246
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.150%	09/15/23	19,650	21,098,048

SEE NOTES TO FINANCIAL STATEMENTS.

A210

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Telecommunications (continued)
Vodafone Group PLC (United Kingdom), Sr. Unsec’d. Notes	5.625%	02/27/17	1,500	$1,678,026

				66,211,725

Tobacco — 1.5%
Altria Group, Inc., Gtd. Notes	2.950%	05/02/23(a)	5,000	4,541,090
Altria Group, Inc., Gtd. Notes	4.750%	05/05/21	7,000	7,512,127
Lorillard Tobacco Co., Gtd. Notes	8.125%	06/23/19(a)	865	1,053,696
Philip Morris International, Inc., Sr. Unsec’d. Notes	2.500%	08/22/22	2,525	2,301,684
Philip Morris International, Inc., Sr. Unsec’d. Notes	4.125%	05/17/21(a)	4,500	4,679,505

				20,088,102

TOTAL CORPORATE BONDS (cost $799,753,266)				826,427,146

MUNICIPAL BONDS — 3.6%
Arizona — 0.5%
Salt River Project Agricultural Improvement & Power District, Revenue Bonds, Series A, BABs	4.839%	01/01/41	6,500	6,567,665

California — 1.2%
Bay Area Toll Authority, California Toll Bridge, Revenue Bonds, BABs	6.263%	04/01/49	5,430	6,512,796
Los Angeles Department of Water & Power, Revenue Bonds, BABs	6.574%	07/01/45	3,065	3,825,335
San Francisco City & County Public Utilities Commission, BABs	6.000%	11/01/40	2,000	2,249,480
State of California, BABs, GO	7.625%	03/01/40	800	1,053,264
State of California, Taxable Var. Purp. 3. GO	5.950%	04/01/16	2,500	2,771,050

				16,411,925

Colorado — 0.3%
Regional Transportation District Co. Sales Tax, Revenue Bonds, Series B, BABs	5.844%	11/01/50	2,895	3,342,220

Massachusetts — 0.1%
Massachusetts State Water Pollution Abatement, BABs	5.192%	08/01/40	1,400	1,428,266

New Jersey — 0.1%
Rutgers NJ State University, Revenue Bonds, BABs	5.665%	05/01/40	750	824,685

New York — 0.4%
New York City Municipal Water Finance Authority, BABs	6.011%	06/15/42	2,010	2,343,861
New York City Transitional Finance Authority, Future Tax Secured Bonds, BABs	5.767%	08/01/36	3,000	3,402,810

				5,746,671

Ohio — 0.3%
Ohio State University (The), Revenue Bonds, BABs	4.910%	06/01/40	1,300	1,302,574

SEE NOTES TO FINANCIAL STATEMENTS.

A211

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

MUNICIPAL BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Ohio (continued)
Ohio State Water Development Authority, Revenue Bonds, BABs, Series B-2	4.879%	12/01/34	2,000	$2,028,580

				3,331,154

Oregon
Oregon State Department of Transportation, BABs, Series A	5.834%	11/15/34	500	575,585

Pennsylvania — 0.3%
Pennsylvania Turnpike Commission, Revenue Bonds, Series B, BABs	5.511%	12/01/45	4,000	4,244,440

Tennessee — 0.1%
Metropolitan Gov’t. of Nashville & Davidson County Convention Center, BABs	6.731%	07/01/43	1,000	1,108,480

Texas — 0.1%
San Antonio Electric & Gas, Revenue Bonds	4.427%	02/01/42	1,750	1,635,550

Washington — 0.2%
Central Puget Sound Regional Transit Authority, BABs	5.491%	11/01/39	2,330	2,563,093

TOTAL MUNICIPAL BONDS (cost $51,216,931)				47,779,734

NON-CORPORATE FOREIGN AGENCIES — 3.7%
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	4.000%	01/29/21	5,000	5,128,265
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	9.250%	04/23/19	5,000	6,150,000
Intesa Sanpaolo SpA (Italy), Bank Gtd. Notes	3.125%	01/15/16	1,550	1,579,546
Kommunalbanken AS (Norway), Sr. Unsec’d. Notes, 144A.	1.125%	05/23/18	3,884	3,772,918
Korea Development Bank (The) (South Korea), Sr. Unsec’d. Notes	3.875%	05/04/17	5,200	5,480,956
Petrobras International Finance Co. (Brazil), Gtd. Notes	5.375%	01/27/21	12,235	12,141,867
Petroleos Mexicanos (Mexico), Gtd. Notes	5.500%	01/21/21	5,000	5,375,000
Statoil ASA (Norway), Gtd. Notes	2.450%	01/17/23(a)	8,355	7,615,691
Sumitomo Mitsui Banking Corp. (Japan), Gtd. Notes	3.000%	01/18/23(a)	2,090	1,939,370

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $49,910,956)				49,183,613

SOVEREIGNS — 2.7%
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	5.625%	01/07/41(a)	10,675	10,354,750
Indonesia Government International Bond (Indonesia), RegS	4.875%	05/05/21	4,400	4,356,000
Italy Government International Bond (Italy), Sr. Unsec’d. Notes.	5.250%	09/20/16(a)	2,000	2,166,600
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	6.050%	01/11/40	6,150	6,688,125
Republic of Indonesia (Indonesia), Sr. Unsec’d. Notes, 144A.	3.750%	04/25/22	3,500	3,154,375

SEE NOTES TO FINANCIAL STATEMENTS.

A212

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

SOVEREIGNS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Russian Foreign Bond - Eurobond (Russia), Sr. Unsec’d. Notes, 144A	7.500%		03/31/30	7,150	$8,331,181

TOTAL SOVEREIGNS (cost $37,018,835)					35,051,031

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.4%
Federal Home Loan Mortgage Corp.	2.375%		01/13/22(a)	13,395	12,805,151
Federal National Mortgage Assoc.	1.625%		11/27/18(a)	12,580	12,475,058
Government National Mortgage Assoc.	3.500%		09/20/42	4,404	4,449,548
Government National Mortgage Assoc.	4.000%		10/15/39-09/15/41	1,412	1,471,606

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $31,711,075)					31,201,363

U.S. TREASURY OBLIGATIONS — 10.2%
U.S. Treasury Bonds	3.625%		08/15/43(a)	3,165	2,988,947
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%		04/15/18	14,403	14,690,340
U.S. Treasury Inflation Indexed Bonds, TIPS	0.375%		07/15/23	7,342	7,080,654
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625%		02/15/43	1,539	1,183,414
U.S. Treasury Notes	0.625%		04/30/18	5,605	5,405,322
U.S. Treasury Notes	1.250%		11/30/18(a)	9,540	9,335,787
U.S. Treasury Notes	1.500%		12/31/18	2,290	2,264,238
U.S. Treasury Notes	2.000%		11/30/20(a)	10,330	10,055,615
U.S. Treasury Notes	2.375%		12/31/20	42,375	42,209,483
U.S. Treasury Notes	2.750%		11/15/23(a)	3,780	3,697,902
U.S. Treasury Strips Coupon	2.840%	(s)	05/15/24(h)(k)	50,000	35,586,850

TOTAL U.S. TREASURY OBLIGATIONS (cost $136,429,872)					134,498,552

TOTAL LONG-TERM INVESTMENTS (cost $1,366,413,047)					1,394,095,682

				Shares
SHORT-TERM INVESTMENTS — 16.1%
AFFILIATED MONEY MARKET MUTUAL FUND — 16.1%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $213,265,832; includes $213,264,861 of cash collateral received for securities on loan)(b)(w) (Note 4)				213,265,832	213,265,832

	Counterparty			Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
Interest Rate Swap Options,
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 04/24/14	Barclays Capital Group			53,330	538
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 04/24/14	Citigroup Global Markets			65,360	659

SEE NOTES TO FINANCIAL STATEMENTS.

A213

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

OPTIONS PURCHASED* (continued)	Counterparty	Notional Amount (000)#	Value (Note 2)

Call Options (continued)
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 04/24/14	Citigroup Global Markets	65,360	$659

TOTAL OPTIONS PURCHASED (cost $194,886)			1,856

TOTAL SHORT-TERM INVESTMENTS (cost $213,460,718)			213,267,688

TOTAL INVESTMENTS — 121.6% (cost $1,579,873,765)			1,607,363,370
LIABILITIES IN EXCESS OF OTHER ASSETS(X) — (21.6)%			(285,660,966)

NET ASSETS — 100.0%			$1,321,702,404

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
ABS	Asset-Backed Security
BABs	Build America Bonds
CDO	Collateralized Debt Obligations
CDX	Credit Derivative Index
CLO	Collateralized Loan Obligations
CMBS	Commercial Mortgage Backed Security
FHLMC	Federal Home Loan Mortgage Corporation
GO	General Obligation
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
TIPS	Treasury Inflation-Protected Securities

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $208,161,717; cash collateral of $213,264,861 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2013.

(f)	Indicates a restricted security; the aggregate cost of such securities is $10,848,505. The aggregate value of $12,099,132 is approximately 0.9% of net assets.

(g)	Indicates a security that has been deemed illiquid.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(s)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Long Positions:
297	90 Day Euro Dollar	Sep. 2016	$72,946,242	$72,724,162	$(222,080)

SEE NOTES TO FINANCIAL STATEMENTS.

A214

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Financial futures contracts open at December 31, 2013 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Long Positions (continued)
1,406	5 Year U.S. Treasury Notes	Mar. 2014	$169,098,191	$167,753,375	$(1,344,816)
3,160	10 Year U.S. Treasury Notes	Mar. 2014	394,184,358	388,828,125	(5,356,233)

					(6,923,129)

Short Positions:
297	90 Day Euro Dollar	Sep. 2015	73,636,610	73,604,025	32,585
486	2 Year U.S. Treasury Notes	Mar. 2014	106,894,986	106,828,875	66,111
479	20 Year U.S. Treasury Bonds	Mar. 2014	62,402,362	61,461,688	940,674
410	30 Year U.S. Ultra Treasury Bonds	Mar. 2014	56,826,058	55,862,500	963,558

					2,002,928

					$(4,920,201)

Interest rate swap agreements outstanding at December 31, 2013:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
88,500	05/01/16	2.848%	3 month LIBOR(2)	$(5,039,295)	$—	$(5,039,295)	Barclays Capital Group
68,000	08/11/16	1.456%	3 month LIBOR(1)	1,698,260	—	1,698,260	Deutsche Bank
19,440	09/14/16	1.206%	3 month LIBOR(2)	(312,676)	—	(312,676)	Deutsche Bank
173,000	09/27/16	1.070%	3 month LIBOR(1)	1,971,915	—	1,971,915	Morgan Stanley
290,000	11/18/16	1.315%	3 month LIBOR(1)	4,512,857	—	4,512,857	Barclays Capital Group
130,000	11/25/16	1.340%	3 month LIBOR(1)	2,070,667	—	2,070,667	Citigroup Global Markets
352,325	11/30/16	0.945%	3 month LIBOR(2)	(1,371,520)	—	(1,371,520)	Citigroup Global Markets
254,325	11/30/16	0.913%	3 month LIBOR(2)	(743,538)	—	(743,538)	JPMorgan Chase
111,580	02/28/17	0.680%	3 month LIBOR(1)	(692,235)	—	(692,235)	Citigroup Global Markets
22,740	08/31/17	0.751%	3 month LIBOR(2)	301,854	—	301,854	Bank of Nova Scotia
170,000	11/23/17	0.814%	3 month LIBOR(2)	3,022,647	—	3,022,647	Morgan Stanley
3,884	05/17/18	0.989%	3 month LIBOR(2)	83,964	—	83,964	Credit Suisse First Boston Corp.
25,000	08/08/18	1.980%	3 month LIBOR(1)	595,371	—	595,371	Bank of America
228,000	10/17/18	1.887%	3 month LIBOR(2)	(2,757,469)	—	(2,757,469)	Morgan Stanley
500,000	05/21/19	1.485%	3 month LIBOR(1)	(11,253,766)	—	(11,253,766)	JPMorgan Chase
25	10/02/19	1.291%	3 month LIBOR(1)	(1,032)	—	(1,032)	Barclays Capital Group
16,817	11/15/19	4.546%	3 month LIBOR(2)	(7,162,276)	—	(7,162,276)	Deutsche Bank
27,616	05/15/20	4.246%	3 month LIBOR(2)	(10,445,109)	—	(10,445,109)	Deutsche Bank
26,502	05/15/21	4.419%	3 month LIBOR(2)	(10,705,498)	—	(10,705,498)	Deutsche Bank
26,415	05/15/21	4.446%	3 month LIBOR(2)	(10,796,509)	—	(10,796,509)	Deutsche Bank
540,000	10/05/21	1.971%	3 month LIBOR(1)	(25,303,190)	—	(25,303,190)	JPMorgan Chase
500,000	10/17/21	2.331%	3 month LIBOR(2)	10,618,170	—	10,618,170	Citigroup Global Markets
225,000	10/17/21	2.331%	3 month LIBOR(2)	4,778,126	—	4,778,126	Morgan Stanley
200,000	07/03/22	1.790%	3 month LIBOR(1)	(14,746,350)	—	(14,746,350)	JPMorgan Chase

				$(71,676,632)	$—	$(71,676,632)

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements:
66,250	02/28/18	1.649%	3 month LIBOR(2)	$448	$(607,233)	$(607,681)
12,580	11/27/18	1.592%	3 month LIBOR(2)	207	95,915	95,708
43,250	08/31/20	2.218%	3 month LIBOR(2)	409	431,276	430,867
34,125	08/31/20	2.220%	3 month LIBOR(2)	355	338,188	337,833
27,825	08/31/20	2.084%	3 month LIBOR(2)	317	514,479	514,162
10,585	08/31/20	2.490%	3 month LIBOR(2)	214	(77,185)	(77,399)
7,505	01/13/22	2.480%	3 month LIBOR(2)	195	142,306	142,111
5,240	01/22/22	2.785%	3 month LIBOR(2)	181	(17,746)	(17,927)

SEE NOTES TO FINANCIAL STATEMENTS.

A215

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest rate swap agreements outstanding at December 31, 2013 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements:
10,265	01/31/22	2.505%	3 month LIBOR(2)	$212	$183,673	$183,461
250	05/09/23	1.955%	3 month LIBOR(1)	—	(21,985)	(21,985)
40,130	08/05/23	4.210%	3 month LIBOR(1)	331	(557,678)	(558,009)
16,055	08/06/23	4.220%	3 month LIBOR(1)	222	(216,513)	(216,735)
16,090	10/28/23	4.029%	3 month LIBOR(1)	222	(378,155)	(378,377)

				$3,313	$(170,658)	$(173,971)

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at December 31, 2013:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate issues—Buy Protection(1):
Centex Corp.	06/20/14	1.000%	3,000	$(14,225)	$(19,129)	$4,904	Credit Suisse First Boston Corp.
RR Donnelley & Sons Co.	09/20/16	1.000%	3,000	(13,279)	377,450	(390,729)	JPMorgan Chase
Westvaco Corp.	09/20/19	1.000%	3,000	12,527	59,551	(47,024)	JPMorgan Chase

				$(14,977)	$417,872	$(432,849)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at December 31, 2013(3) (Unaudited)	Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on corporate issues—Sell Protection(2):
Berkshire Hathaway Finance Corp.	03/20/15	1.000%	5,000	0.217%	$52,300	$(94,368)	$146,668	Deutsche Bank

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Value at Trade Date	Value at December 31, 2013	Unrealized Depreciation
Exchange-traded credit default swaps on indices—Buy Protection(1):
CDX.NA.IG.21	12/20/18	1.000%	300,000	$(4,418,475)	$(5,367,506)	$(949,031)

The Portfolio entered into credit default swaps as the protection seller on corporate issues and credit indices to take an active short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider

SEE NOTES TO FINANCIAL STATEMENTS.

A216

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)	The fair value of credit default swap agreements on credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occuring as defined under the terms of the agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A217

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Debt Obligations	$—	$496,226	$—
Collateralized Loan Obligations	—	9,032,007	—
Non-Residential Mortgage-Backed Securities	—	40,264,436	—
Residential Mortgage-Backed Securities	—	24,233,207	—
Commercial Mortgage-Backed Securities	—	195,928,367	—
Corporate Bonds	—	823,766,170	2,660,976
Municipal Bonds	—	47,779,734	—
Non-Corporate Foreign Agencies	—	49,183,613	—
Sovereigns	—	35,051,031	—
U.S. Government Agency Obligations	—	31,201,363	—
U.S. Treasury Obligations	—	134,498,552	—
Options Purchased	—	1,856	—
Affiliated Money Market Mutual Fund	213,265,832	—	—
Other Financial Instruments*
Futures Contracts	(4,920,201)	—	—
Interest Rate Swaps	(173,971)	(71,676,632)	—
Credit Default Swaps	(949,031)	(286,181)	—

Total	$207,222,629	$1,319,473,749	$2,660,976

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

Affiliated Money Market Mutual Fund (16.1% represents investments purchased with collateral from securities on loan)	16.1%
Commercial Mortgage-Backed Securities	14.8
Banking	12.0
U.S. Treasury Obligations	10.2
Telecommunications	5.0
Insurance	4.7
Non-Corporate Foreign Agencies	3.7
Municipal Bonds	3.6
Energy – Other	3.4
Healthcare & Pharmaceutical	3.3
Chemicals	3.1
Non-Residential Mortgage-Backed Securities	3.1
Pipelines & Other	2.9
Sovereigns	2.7
Retailers	2.6
Media & Entertainment	2.5
U.S. Government Agency Obligations	2.4
Non-Captive Finance	2.3
Electric	2.2
Railroads	2.0
Energy – Integrated	1.8
Residential Mortgage-Backed Securities	1.8
Automotive	1.8
Healthcare Insurance	1.8
Capital Goods	1.7
Foods	1.6
Tobacco	1.5
Metals & Mining	1.0
Technology	1.0
Real Estate Investment Trusts (REITs)	0.9
Cable	0.9

Paper	0.9%
Collateralized Loan Obligations	0.7
Lodging	0.5
Aerospace & Defense	0.4
Airlines	0.2
Brokerage	0.2
Packaging	0.1
Banks	0.1
Building Materials & Construction	0.1

121.6
Liabilities in excess of other assets	(21.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A218

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Unrealized appreciation on over-the-counter swap agreements	$151,572		Unrealized depreciation on over-the-counter swap agreements	$437,753
Credit contracts	Premiums paid for swap agreements	437,001		Premiums received for swap agreements	113,497
Credit contracts	—	—		Due from broker-variation margin	949,031	*
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	29,653,831		Unrealized depreciation on over-the-counter swap agreements	101,330,463
Interest rate contracts	Due from broker-variation margin	3,707,070	*	Due from broker-variation margin	8,801,242	*
Interest rate contracts	Unaffiliated investments	1,856		—	—

Total		$33,951,330			$111,631,986

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Forward Currency Contracts**	Total
Interest rate contracts	$(394,146)	$44,631	$(4,840,904)	$485,252	$—	$(4,705,167)
Foreign exchange contracts	—	—	—	—	4,895	4,895
Credit contracts	—	—	—	42,308,973	—	42,308,973

Total	$(394,146)	$44,631	$(4,840,904)	$42,794,225	$4,895	$37,608,701

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

**	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Futures	Swaps	Total
Interest rate contracts	$(193,030)	$(6,036,452)	$5,813,715	$(415,767)
Credit contracts	—	—	(21,295,405)	(21,295,405)

Total	$(193,030)	$(6,036,452)	$(15,481,690)	$(21,711,172)

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2013, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts - Long Positions(3)	Futures Contracts - Short Positions(3)	Interest Rate Swap Agreements(4)	Credit Default Swap Agreements - Buy Protection(4)	Credit Default Swap Agreements - Sell Protection(4)
$208,522	$22,230	$794,798,088	$266,117,481	$4,844,144,815	$242,132,663	$1,073,186,000

(1)	Cost.

(2)	Premium Received.

SEE NOTES TO FINANCIAL STATEMENTS.

A219

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

(3)	Value at Trade Date.

(4)	Notional Amount.

The Portfolio invested in financial instruments and derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument and derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$208,161,717	$—	$—	$208,161,717
Exchange-traded and cleared derivatives	44,581	—	—	44,581
Over-the-counter derivatives*	29,807,259	(1,856)	—	29,805,403

				238,011,701

Assets:
Exchange-traded and cleared derivatives	—	—	—	—
Over-the-counter derivatives*	(101,768,216)	—	—	(101,768,216)

				(101,768,216)

Collateral Amount Pledged/(Received):
Securities on loan				(208,161,717)
Exchange-traded and cleared derivatives				—
Over-the-counter derivatives				73,342,095

Net Amount				$1,423,863

*	Over-the-counter derivatives may consist of forward foreign currency exchange contracts, options contracts and swap agreements. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation) by counterparty, see the Schedule of Investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A220

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $208,161,717:
Unaffiliated investments (cost $1,366,607,933)	$1,394,097,538
Affiliated investments (cost $213,265,832)	213,265,832
Foreign currency, at value (cost $160,198)	171,955
Cash	227
Unrealized appreciation on over-the counter swap agreements	29,805,403
Receivable for investments sold	19,512,827
Dividends and interest receivable	13,951,988
Premium paid for swap agreements	437,001
Due from broker-variation margin	44,581
Prepaid expenses	39,138

Total Assets	1,671,326,490

LIABILITIES:
Payable to broker for collateral for securities on loan	213,264,861
Unrealized depreciation on over-the counter swap agreements	101,768,216
Loan payable (Note 7)	21,898,000
Payable for fund share repurchased	11,726,858
Advisory fees payable	723,689
Premium received for swap agreements	113,497
Accrued expenses and other liabilities	112,926
Distribution fee payable	13,685
Loan interest payable	1,937
Affiliated transfer agent fee payable	417

Total Liabilities	349,624,086

NET ASSETS	$1,321,702,404

Net assets were comprised of:
Paid-in capital	$394,142,824
Retained earnings	927,559,580

Net assets, December 31, 2013	$1,321,702,404

Net asset value and redemption price per share, $1,321,702,404 / 206,927,719 outstanding shares of beneficial interest	$6.39

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Interest income	$82,393,215
Affiliated income from securities lending, net	481,483
Affiliated dividend income	142,732

83,017,430

EXPENSES
Advisory fees	14,398,171
Distribution fee (Note 4)	1,669,656
Shareholder servicing fees and expenses (Note 4)	599,030
Custodian and accounting fees	330,000
Commitment fee on syndicated credit agreement	142,000
Loan interest expense (Note 7)	122,416
Insurance expenses	101,000
Trustees’ fees	56,000
Audit fee	37,000
Legal fees and expenses	21,000
Shareholders’ reports	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Miscellaneous	2,275

Total expenses	17,496,548
Less: distribution fee waiver	(510,739)
Less: shareholder servicing fee waiver	(211,735)

Net expenses	16,774,074

NET INVESTMENT INCOME	66,243,356

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	71,267,788
Futures transactions	(4,840,904)
Swap agreement transactions	42,794,225
Options written transactions	44,631
Foreign currency transactions	20,169

109,285,909

Net change in unrealized appreciation (depreciation) on:
Investments	(182,200,258)
Futures	(6,036,452)
Swap agreements	(15,481,690)
Foreign currencies	12,004

(203,706,396)

NET LOSS ON INVESTMENTS	(94,420,487)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(28,177,131)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2013	Year Ended December 31, 2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$66,243,356	$149,314,575
Net realized gain on investment and foreign currency transactions	109,285,909	650,029,531
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(203,706,396)	(81,776,162)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(28,177,131)	717,567,944

DISTRIBUTIONS	—	(200,906,546)

FUND SHARE TRANSACTIONS:
Fund share sold [697,089,850 and 2,594,163,835 shares, respectively]	4,417,597,113	16,692,392,426
Fund share issued in reinvestment of distributions [0 and 31,839,389 shares, respectively]	—	200,906,546
Fund share repurchased [1,332,941,075 and 3,926,890,429 shares, respectively]	(8,633,256,157)	(24,966,748,104)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(4,215,659,044)	(8,073,449,132)

TOTAL DECREASE IN NET ASSETS	(4,243,836,175)	(7,556,787,734)
NET ASSETS:
Beginning of year	5,565,538,579	13,122,326,313

End of year	$1,321,702,404	$5,565,538,579

SEE NOTES TO FINANCIAL STATEMENTS.

A221

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 88.8%
COMMON STOCKS — 51.0%	Shares	Value (Note 2)
Australia — 0.3%
BHP Billiton Ltd.	106,700	$3,637,705
Challenger Ltd.	75,583	419,770
Dexus Property Group, REIT	538,176	484,025
Goodman Group, REIT	261,135	1,106,364
Mirvac Group, REIT	597,471	898,423
Rio Tinto Ltd.	27,100	1,658,709
Westfield Group, REIT	147,883	1,334,983

		9,539,979

Austria
Voestalpine AG	9,460	454,596

Belgium — 0.2%
Anheuser-Busch InBev NV	32,890	3,497,413
Solvay SA(a)	15,535	2,458,723
Warehouses De Pauw SCA, REIT	2,613	189,515

		6,145,651

Bermuda
Teekay Corp.	26,240	1,259,782

Brazil — 0.6%
AMBEV SA, ADR(a)	552,200	4,058,670
Arteris SA	81,470	657,838
Banco do Brasil SA	231,410	2,393,305
Embraer SA	272,900	2,185,051
Even Construtora e Incorporadora SA	140,595	485,684
EZ Tec Empreendimentos e Participacoes SA	40,520	500,478
Grendene SA	45,800	351,180
JBS SA	191,600	712,231
Kroton Educacional SA	47,840	796,100
M Dias Branco SA	25,900	1,097,807
Petroleo Brasileiro SA, ADR	59,570	875,083
Porto Seguro SA	65,730	828,851
Telefonica Brasil SA, ADR(a)	113,850	2,188,197
Tim Participacoes SA	218,500	1,141,933

		18,272,408

Canada — 0.5%
Allied Properties Real Estate Investment Trust, REIT	20,300	626,056
Brookfield Asset Management, Inc. (Class A Stock)	29,680	1,152,474
Brookfield Residential Properties, Inc.*	49,500	1,197,405
Canadian Imperial Bank of Commerce	4,980	425,310
Canadian Pacific Railway Ltd.	18,225	2,757,807
Canadian Real Estate Investment Trust, REIT	19,400	792,072
First Capital Realty, Inc.	25,628	427,274
First Quantum Minerals Ltd.	65,075	1,172,545
Lululemon Athletica, Inc.*(a)	56,236	3,319,611
Magna International, Inc.	4,632	379,804
Methanex Corp.	4,815	284,752
Novadaq Technologies, Inc.*	80,044	1,319,926
Suncor Energy, Inc.	16,431	576,032
Toronto-Dominion Bank (The)	7,834	738,302

		15,169,370

China — 2.0%
ANTA Sports Products Ltd.	311,000	385,879

COMMON STOCKS (continued)	Shares	Value (Note 2)
China (continued)
Bank of China Ltd. (Class H Stock)	9,494,000	$4,382,656
China Construction Bank Corp. (Class H Stock)	10,128,000	7,668,028
China Merchants Bank Co. Ltd. (Class H Stock)	1,185,224	2,534,669
China Mobile Ltd.	578,000	6,020,637
China Oilfield Services Ltd. (Class H Stock)	580,000	1,806,659
China Overseas Land & Investment Ltd.	652,000	1,840,366
China Petroleum & Chemical Corp. (Class H Stock)	4,341,400	3,562,232
China Resources Land Ltd.	64,000	159,229
China Shanshui Cement Group Ltd.	810,000	349,061
CNOOC Ltd. (Class H Stock)	3,125,000	5,811,806
Dongyue Group (Class H Stock)	1,558,000	618,481
Geely Automobile Holdings Ltd.	3,535,000	1,716,387
Giant Interactive Group, Inc., ADR	92,400	1,038,576
Great Wall Motor Co. Ltd. (Class H Stock)	391,500	2,169,069
Guangzhou R&F Properties Co. Ltd. (Class H Stock)	640,800	940,075
Industrial & Commercial Bank of China Ltd. (Class H Stock)	10,629,000	7,207,638
Lenovo Group Ltd.	1,622,000	1,977,253
NetEase, Inc., ADR(a)	26,810	2,107,266
Perfect World Co. Ltd., ADR	19,400	344,932
Ping An Insurance Group Co. (Class H Stock)	638,000	5,731,876
Shenzhen International Holdings Ltd.	4,932,500	619,056
Shougang Fushan Resources Group Ltd.	1,408,000	495,042
WuXi PharmaTech Cayman, Inc., ADR*(a)	25,890	993,658

		60,480,531

Denmark — 0.1%
Novo Nordisk A/S (Class B Stock)	7,160	1,312,441
Pandora A/S	8,860	481,602
TDC A/S	51,999	504,384

		2,298,427

Finland — 0.1%
Sampo Oyj (Class A Stock)	8,901	437,509
Stora Enso Oyj (Class R Stock)	158,701	1,594,755
Technopolis PLC	31,137	186,200
UPM-Kymmene Oyj	95,875	1,626,056

		3,844,520

France — 1.4%
Accor SA	46,990	2,219,341
AXA SA	132,615	3,693,027
BNP Paribas SA	35,042	2,733,542
Bouygues SA	12,230	462,489
Cie de Saint-Gobain	31,049	1,710,405
Electricite de France SA	14,818	524,221
Essilor International SA	10,427	1,109,514
GDF Suez	49,812	1,171,554
Groupe Fnac*	1,068	35,027
ICADE, REIT	4,899	456,054
Imerys SA	15,000	1,305,723
Kering	9,140	1,932,026
Lafarge SA	26,300	1,974,083
LVMH Moet Hennessy Louis Vuitton SA	11,700	2,137,529
Orange SA	39,302	487,941

SEE NOTES TO FINANCIAL STATEMENTS.

A222

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

France (continued)
Pernod-Ricard SA	12,010	$1,368,319
Renault SA	5,222	420,249
Sanofi	30,800	3,289,296
Schneider Electric SA	48,855	4,262,202
SCOR SE	13,595	497,260
Societe Generale SA	9,412	547,315
Sodexo	25,603	2,596,357
Suez Environnement Co.	60,245	1,080,382
Technip SA	22,700	2,185,126
Teleperformance	8,764	534,503
Total SA	19,498	1,196,781
Unibail-Rodamco SE	9,517	2,438,830
Valeo SA	4,278	474,096

		42,843,192

Germany — 1.0%
Allianz SE	33,364	6,003,065
Alstria Office REIT AG, REIT*	29,770	374,818
BASF SE	21,348	2,278,565
Bayer AG	54,640	7,672,067
Bayerische Motoren Werke AG	3,857	452,940
Continental AG	9,236	2,029,059
Daimler AG	7,631	662,255
Deutsche Post AG	15,254	557,155
Deutsche Telekom AG	36,440	627,871
Freenet AG*	14,617	439,184
Fresenius Medical Care AG & Co. KGaA	15,950	1,137,651
LEG Immobilien AG*	8,980	531,137
Linde AG	8,169	1,710,481
OSRAM Licht AG*	1,780	100,399
SAP AG	41,570	3,605,033
Siemens AG	17,140	2,350,222

		30,531,902

Hong Kong — 0.7%
Anxin-China Holdings Ltd.	1,528,000	485,764
Belle International Holdings Ltd.	1,010,000	1,173,380
Cheung Kong Holdings Ltd.	225,000	3,559,675
China Resources Cement Holdings Ltd.	674,000	454,106
Hang Lung Properties Ltd.	407,000	1,290,145
Hongkong Land Holdings Ltd.	104,000	626,080
Hutchison Whampoa Ltd.	106,000	1,444,331
Link REIT (The), REIT	78,500	380,730
New World Development Co. Ltd.	347,000	439,390
Sands China Ltd.	334,800	2,743,798
SJM Holdings Ltd.	752,000	2,527,824
Skyworth Digital Holdings Ltd.	1,600,000	884,424
Sun Hung Kai Properties Ltd.	49,000	622,759
Truly International Holdings	802,000	431,913
Wharf Holdings Ltd. (The)	303,000	2,321,025

		19,385,344

India — 0.3%
HDFC Bank Ltd., ADR	47,419	1,633,110
Infosys Ltd., ADR	67,390	3,814,274
State Bank of India, GDR, RegS	29,212	1,668,516
Tata Motors Ltd., ADR	87,230	2,686,684

		9,802,584

Indonesia — 0.1%
Alam Sutera Realty Tbk PT	8,875,500	314,428

COMMON STOCKS (continued)	Shares	Value (Note 2)

Indonesia (continued)
Astra International Tbk PT	1,028,500	$576,015
Bank Rakyat Indonesia Persero Tbk PT	1,816,500	1,085,759

		1,976,202

Ireland — 0.1%
Shire PLC	48,949	2,306,841
XL Group PLC	12,985	413,442

		2,720,283

Israel
Teva Pharmaceutical Industries Ltd., ADR	33,000	1,322,640

Italy — 0.1%
Assicurazioni Generali SpA	53,617	1,259,697
Azimut Holding SpA	16,316	445,171
Beni Stabili SpA, REIT	96,405	65,014
Enel SpA	110,673	482,912

		2,252,794

Japan — 2.5%
Asahi Kasei Corp.	49,000	384,347
Astellas Pharma, Inc.	31,100	1,843,821
Canon, Inc.	47,000	1,499,695
Coca-Cola West Co. Ltd.	20,000	423,597
Daikin Industries Ltd.	66,000	4,118,580
East Japan Railway Co.	29,200	2,326,008
FANUC Corp.	9,200	1,685,814
Fuji Electric Co. Ltd.	114,000	534,139
FUJIFILM Holdings Corp.	13,900	394,552
Hitachi Ltd.	297,000	2,251,899
Honda Motor Co. Ltd.	71,600	2,955,442
ITOCHU Corp.	36,213	447,688
Japan Hotel REIT Investment Corp.	412	197,517
Japan Logistics Fund, Inc., REIT	50	529,877
Japan Real Estate Investment Corp., REIT	202	1,080,713
Japan Retail Fund Investment Corp., REIT	208	423,216
Japan Tobacco, Inc.	132,500	4,311,386
Kawasaki Kisen Kaisha Ltd.	188,000	476,168
KDDI Corp.	9,700	597,668
Komatsu Ltd.	75,200	1,543,953
Kose Corp.	9,600	304,875
Kubota Corp.	144,000	2,388,561
Makita Corp.	23,000	1,209,631
Mitsubishi Corp.	104,300	2,002,343
Mitsubishi Electric Corp.	105,000	1,320,318
Mitsubishi Estate Co. Ltd.	151,000	4,518,833
Mitsui Fudosan Co. Ltd.	116,000	4,184,198
Nidec Corp.	13,900	1,369,354
Nippon Building Fund, Inc.	62	360,233
Nippon Meat Packers, Inc.	29,000	498,440
Nippon Paint Co. Ltd.	29,000	482,505
Nippon Prologis REIT, Inc.	13	124,527
Nitori Holdings Co. Ltd.	4,200	397,644
Nitto Denko Corp.	49,300	2,084,632
Omron Corp.	11,900	525,900
ORIX Corp.	179,300	3,150,636
Orix JREIT, Inc., REIT	168	210,177
Sekisui House Ltd.	36,000	503,755
Shin-Etsu Chemical Co. Ltd.	27,600	1,614,304
SMC Corp.	9,200	2,321,974
Softbank Corp.	21,000	1,842,766

SEE NOTES TO FINANCIAL STATEMENTS.

A223

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Japan (continued)
Sumitomo Corp.	100,700	$1,265,611
Sumitomo Mitsui Financial Group, Inc.	77,600	4,035,463
Sumitomo Osaka Cement Co. Ltd.	111,000	426,720
T&D Holdings, Inc.	37,200	520,673
TOTO Ltd.	34,000	539,279
Toyoda Gosei Co. Ltd.	16,700	389,037
Toyota Motor Corp.	112,300	6,847,502
Yahoo! Japan Corp.	131,600	733,854

		74,199,825

Mexico — 0.1%
Compartamos SAB de CV	653,540	1,222,337
Grupo Financiero Banorte SAB de CV (Class O Stock)	421,550	2,949,704

		4,172,041

Netherlands — 0.8%
Akzo Nobel NV	27,430	2,127,094
ASML Holding NV	25,639	2,401,401
ING Groep NV, CVA*	248,366	3,469,322
Koninklijke Ahold NV	24,471	439,773
NXP Semiconductors NV*	9,490	435,876
PostNL NV*	82,805	473,393
Randstad Holding NV	8,115	526,610
Royal Dutch Shell PLC (Class A Stock), (XEQT)	159,320	5,688,188
Royal Dutch Shell PLC (Class A Stock), (XLON)	108,710	3,895,998
SBM Offshore NV*	26,581	541,577
Unilever NV, CVA	53,494	2,150,750
Vastned Retail NV, REIT	6,667	302,570
VimpelCom Ltd., ADR	90,800	1,174,952

		23,627,504

Norway
Norwegian Property ASA	43,072	51,627
Telenor ASA	23,985	573,088

		624,715

Panama
Copa Holdings SA (Class A Stock)	2,683	429,575

Poland — 0.3%
Eurocash SA	22,600	357,260
KGHM Polska Miedz SA	46,760	1,822,599
Polskie Gornictwo Naftowe i Gazownictwo SA	335,500	569,653
Powszechna Kasa Oszczednosci Bank Polski SA	230,473	3,004,892
Powszechny Zaklad Ubezpieczen SA	17,390	2,584,121

		8,338,525

Portugal
EDP – Energias de Portugal SA	107,804	395,976

Qatar
Industries Qatar QSC	19,100	885,896

Russia — 0.6%
Lukoil OAO, ADR	67,540	4,263,125
Magnit OJSC	4,040	1,128,764
Mobile Telesystems OJSC, ADR	129,310	2,796,975
Rosneft Oil Co., GDR, RegS	339,340	2,598,225

COMMON STOCKS (continued)	Shares	Value (Note 2)

Russia (continued)
Sberbank of Russia, ADR	343,370	$4,316,161
Tatneft, ADR	60,590	2,313,629

		17,416,879

Singapore — 0.1%
CapitaCommercial Trust, REIT	436,000	502,116
CapitaLand Ltd.	330,000	795,436
CapitaMalls Asia Ltd.	328,000	511,223
Global Logistic Properties Ltd.	321,000	736,354

		2,545,129

South Africa — 0.4%
AVI Ltd.	102,490	560,617
Clicks Group Ltd.	105,590	632,030
FirstRand Ltd.	507,790	1,740,160
Imperial Holdings Ltd.	93,720	1,812,317
MTN Group Ltd.	222,210	4,602,279
Sasol Ltd.	80,990	3,985,988

		13,333,391

South Korea — 1.5%
Grand Korea Leisure Co. Ltd.	32,420	1,243,406
GS Home Shopping, Inc.	3,400	989,378
Halla Climate Control Corp.	30,960	1,139,670
Hankook Tire Co. Ltd.	38,540	2,220,714
Hyosung Corp.	9,700	647,214
Hyundai Mobis*	3,620	1,007,822
Hyundai Motor Co.	18,950	4,253,644
Hyundai Motor Co., GDR	4,404	493,460
Kia Motors Corp.	54,530	2,903,808
KT&G Corp.	39,400	2,782,731
Partron Co. Ltd.	25,800	349,372
Samsung Electronics Co. Ltd., RegS	1,908	2,486,214
Samsung Electronics Co. Ltd., GDR, RegS	21,380	13,897,455
SK Holdings Co. Ltd.*	12,580	2,280,808
SK Hynix, Inc.*	81,800	2,861,164
SK Telecom Co. Ltd.	6,990	1,529,686
Woori Finance Holdings Co. Ltd.	188,850	2,385,700

		43,472,246

Spain — 0.2%
Amadeus IT Holding SA (Class A Stock)	13,696	586,675
Ferrovial SA	24,935	483,038
Iberdrola SA	73,017	465,979
Repsol SA	111,134	2,804,268

		4,339,960

Sweden — 0.2%
Atlas Copco AB (Class A Stock)	41,431	1,150,376
Electrolux AB (Class B Stock)	26,347	688,515
NCC AB (Class B Stock)	16,286	531,902
Securitas AB (Class B Stock)	29,276	311,509
Svenska Cellulosa AB (Class B Stock)	14,637	450,935
Telefonaktiebolaget LM Ericsson (Class B Stock)	158,544	1,935,742
Trelleborg AB (Class B Stock)	23,673	471,432

		5,540,411

Switzerland — 1.5%
ABB Ltd.*	79,470	2,101,188
Actelion Ltd.*	4,033	342,082

SEE NOTES TO FINANCIAL STATEMENTS.

A224

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Switzerland (continued)
Cie Financiere Richemont SA	43,091	$4,304,682
Credit Suisse Group AG*	106,246	3,279,111
Georg Fischer AG*	565	397,779
Glencore International PLC*	496,987	2,585,616
Holcim Ltd.*	18,200	1,360,717
Lonza Group AG*	5,557	528,099
Nestle SA	58,500	4,287,469
Novartis AG	100,208	8,031,609
OC Oerlikon Corp. AG*	34,246	513,023
Roche Holding AG	26,913	7,539,039
SGS SA	319	734,419
Swiss Re AG*	20,058	1,849,116
TE Connectivity Ltd.	9,334	514,397
UBS AG*	147,449	2,823,258
Zurich Insurance Group AG*	9,410	2,729,503

		43,921,107

Taiwan — 1.0%
Advanced Semiconductor Engineering, Inc.	2,323,000	2,170,133
Catcher Technology Co. Ltd.	368,000	2,396,307
Chicony Electronics Co. Ltd.	469,650	1,182,542
Chipbond Technology Corp.	477,000	752,479
Compeq Manufacturing Co.	801,000	470,382
Fubon Financial Holding Co. Ltd.	2,009,000	2,946,465
Grand Pacific Petrochemical	579,000	450,564
Hon Hai Precision Industry Co. Ltd., GDR, RegS	202,349	1,031,980
Huaku Development Co. Ltd.	219,000	619,599
Inventec Co. Ltd.	807,000	714,604
Kenda Rubber Industrial Co. Ltd.	256,880	573,109
Lite-On Technology Corp.	973,825	1,564,997
Pou Chen Corp.	687,000	1,028,576
Radiant Opto-Electronics Corp.	224,000	821,684
Realtek Semiconductor Corp.	443,390	1,193,341
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	483,850	8,438,344
Teco Electric and Machinery Co. Ltd.	634,000	728,324
TPK Holding Co. Ltd.	128,000	757,351
Uni-President Enterprises Corp.	1,356,800	2,448,392
Vanguard International Semiconductor Corp.	391,000	465,638
Wistron NeWeb Corp.	191,000	497,580

		31,252,391

Thailand — 0.1%
PTT Global Chemical PCl	931,200	2,248,894

Turkey — 0.2%
Arcelik A/S	166,570	942,116
Eregli Demir ve Celik Fabrikalari TAS	588,300	706,780
Ford Otomotiv Sanayi A/S	44,300	468,471
Koza Altin Isletmeleri A/S	46,300	478,540
TAV Havalimanlari Holding A/S	67,400	485,262
Tofas Turk Otomobil Fabrikasi A/S	112,680	703,421
Turk Hava Yollari	229,778	688,896

		4,473,486

United Arab Emirates — 0.1%
Dragon Oil PLC	166,070	1,561,023
First Gulf Bank PJSC	147,300	755,296

		2,316,319

COMMON STOCKS (continued)	Shares	Value (Note 2)

United Kingdom — 3.2%
3i Group PLC	75,225	$480,686
Aggreko PLC	31,000	879,184
AON PLC	7,354	616,927
Associated British Foods PLC	10,021	406,411
AstraZeneca PLC	12,728	755,117
Atrium European Real Estate Ltd.*	20,872	120,477
Barclays PLC	858,441	3,881,789
BG Group PLC	428,067	9,211,346
BP PLC	163,546	1,325,402
British American Tobacco PLC	92,509	4,965,363
British Land Co. PLC, REIT	141,571	1,475,955
Britvic PLC	41,608	477,691
BT Group PLC	81,916	516,560
Burberry Group PLC	83,400	2,101,299
Carillion PLC	77,670	425,836
Centrica PLC	207,730	1,197,907
Derwent London PLC, REIT	17,114	707,409
Diageo PLC	81,235	2,692,026
Diageo PLC, ADR	16,305	2,159,108
Hammerson PLC, REIT	112,931	940,175
Helical Bar PLC	59,435	321,347
Home Retail Group PLC	135,468	431,487
HSBC Holdings PLC, (QMTF)	248,980	2,732,358
HSBC Holdings PLC, (XHKG)	478,000	5,210,830
Imperial Tobacco Group PLC	64,944	2,517,769
InterContinental Hotels Group PLC	50,642	1,689,242
ITV PLC	145,653	468,735
J Sainsbury PLC	73,115	442,511
Legal & General Group PLC	125,305	463,187
Lloyds Banking Group PLC*	299,477	392,972
Marks & Spencer Group PLC	201,370	1,446,023
Meggitt PLC	125,600	1,099,689
Old Mutual PLC	349,260	1,093,029
Pearson PLC	50,104	1,117,116
Persimmon PLC*	22,039	453,107
Prudential PLC	292,958	6,545,890
Rio Tinto PLC	88,774	5,016,614
SABMiller PLC	38,148	1,963,681
Safestore Holdings PLC	294,400	784,898
Signet Jewelers Ltd.	14,027	1,103,925
St James’s Place PLC	43,942	531,124
ST Modwen Properties PLC	62,885	383,182
Standard Chartered PLC	158,500	3,580,050
Taylor Wimpey PLC	258,300	478,373
Tesco PLC	291,000	1,616,029
Travis Perkins PLC	14,954	464,534
Tullow Oil PLC	75,280	1,068,424
Unilever PLC	54,800	2,254,801
Vodafone Group PLC	2,476,091	9,748,897
Vodafone Group PLC, ADR	60,800	2,390,048
WPP PLC	167,219	3,829,994

		96,976,534

United States — 30.7%
3D Systems Corp.*	2,972	276,188
Acadia Healthcare Co., Inc.*(a)	33,319	1,576,988
Accenture PLC (Class A Stock)	12,675	1,042,139
ACE Ltd.	65,027	6,732,245
Actavis PLC*	7,698	1,293,264
Acuity Brands, Inc.(a)	39,055	4,269,493

SEE NOTES TO FINANCIAL STATEMENTS.

A225

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (continued)
Adobe Systems, Inc.*	86,121	$5,156,925
Advance Auto Parts, Inc.	28,139	3,114,425
Aegerion Pharmaceuticals, Inc.*(a)	15,371	1,090,726
Affiliated Managers Group, Inc.*	21,171	4,591,566
Aflac, Inc.	4,694	313,559
Agilent Technologies, Inc.	64,600	3,694,474
Air Lease Corp.	72,911	2,266,074
Air Products & Chemicals, Inc.	6,260	699,743
Airgas, Inc.	5,376	601,306
Albemarle Corp.	26,131	1,656,444
Alcoa, Inc.(a)	115,080	1,223,300
Alexandria Real Estate Equities, Inc., REIT	5,750	365,815
Alexion Pharmaceuticals, Inc.*	14,242	1,895,041
Alleghany Corp.*	2,801	1,120,288
Allegion PLC*	6,896	304,734
Allergan, Inc.	23,362	2,595,051
Alliance Data Systems Corp.*(a)	24,062	6,326,622
Allied World Assurance Co. Holdings AG	5,870	662,195
Allstate Corp. (The)	9,136	498,277
Amazon.com, Inc.*	25,268	10,076,626
American Campus Communities, Inc.(a)	20,727	667,617
American Electric Power Co., Inc.	49,657	2,320,968
American Express Co.	5,988	543,291
American Homes 4 Rent (Class A Stock)	50,348	815,638
American International Group, Inc.	73,177	3,735,686
American Residential Properties, Inc., REIT*	54,400	933,504
Ameriprise Financial, Inc.	25,323	2,913,411
AmerisourceBergen Corp.	6,966	489,779
AMETEK, Inc.	9,630	507,212
Amgen, Inc.	5,547	633,246
Amphenol Corp. (Class A Stock)	41,962	3,742,171
Amtrust Financial Services, Inc.(a)	50,442	1,648,949
Anadarko Petroleum Corp.	14,199	1,126,265
Analog Devices, Inc.	51,858	2,641,128
Andersons, Inc. (The)	5,362	478,130
Antero Resources Corp.*	26,677	1,692,389
Apache Corp.	6,778	582,501
Apartment Investment & Management Co. (Class A Stock), REIT	52,717	1,365,898
Apollo Global Management LLC	56,461	1,784,732
Apple, Inc.	22,959	12,882,524
Applied Materials, Inc.	165,687	2,931,003
Archer-Daniels-Midland Co.	12,046	522,796
Arrow Electronics, Inc.*	12,885	699,011
Aruba Networks, Inc.*(a)	12,642	226,292
Assurant, Inc.	4,652	308,753
AutoZone, Inc.*(a)	15,089	7,211,636
Avago Technologies Ltd.	99,485	5,261,761
AvalonBay Communities, Inc., REIT	22,845	2,700,964
Avery Dennison Corp.	8,883	445,838
Avnet, Inc.	10,187	449,349
Axiall Corp.	6,049	286,965
Axis Capital Holdings Ltd.	10,516	500,246
Ball Corp.	65,818	3,400,158
Bank of America Corp.	816,365	12,710,803
Baxter International, Inc.	18,688	1,299,750
BE Aerospace, Inc.*	6,713	584,232
Beam, Inc.	6,450	438,987
Becton, Dickinson and Co.	4,808	531,236
Bed Bath & Beyond, Inc.*(a)	36,699	2,946,930

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (continued)
Berkshire Hathaway, Inc. (Class A Stock)*	5	$889,500
Best Buy Co., Inc.	34,538	1,377,375
Biogen Idec, Inc.*	29,264	8,186,604
BioMed Realty Trust, Inc., REIT	31,850	577,122
Blackstone Group LP (The)	17,045	536,917
Boeing Co. (The)	5,419	739,639
BorgWarner, Inc.	8,810	492,567
Boston Properties, Inc., REIT	25,536	2,563,049
Brandywine Realty Trust, REIT(a)	45,700	643,913
Brinker International, Inc.	22,600	1,047,284
Bristol-Myers Squibb Co.	150,623	8,005,613
Brixmor Property Group, Inc.	41,238	838,369
Brocade Communications Systems, Inc.*	50,090	444,298
Brookdale Senior Living, Inc.*	15,898	432,108
Brookfield Office Properties, lnc.	29,540	568,645
Brown-Forman Corp. (Class B Stock)	1,870	141,316
Bruker Corp.*	16,190	320,076
CA, Inc.	14,095	474,297
Cabot Oil & Gas Corp.	70,154	2,719,169
Capital One Financial Corp.	90,483	6,931,902
CareFusion Corp.*	9,488	377,812
Carlisle Cos., Inc.	88,710	7,043,574
CBL & Associates Properties, Inc., REIT(a)	28,600	513,656
CBRE Group, Inc. (Class A Stock)*	125,212	3,293,076
CBS Corp. (Class B Stock)	53,041	3,380,833
Celgene Corp.*	42,507	7,181,983
CenterPoint Energy, Inc.	66,045	1,530,923
Cerner Corp.*	27,867	1,553,307
Cheniere Energy, Inc.*	12,475	537,922
Chevron Corp.	29,226	3,650,620
Chipotle Mexican Grill, Inc.*	505	269,054
Chubb Corp. (The)	3,505	338,688
Ciena Corp.*(a)	87,595	2,096,148
CIGNA Corp.	13,256	1,159,635
Cisco Systems, Inc.	228,450	5,128,703
Citigroup, Inc.	208,523	10,866,133
Citrix Systems, Inc.*	33,095	2,093,258
City National Corp.	4,147	328,525
Clear Channel Outdoor Holdings, Inc. (Class A Stock)	57,940	587,512
ClubCorp Holdings, Inc.	45,800	812,492
CMS Energy Corp.	17,313	463,469
Coca-Cola Co. (The)	38,097	1,573,787
Cognizant Technology Solutions Corp. (Class A Stock)*	38,641	3,901,968
Comcast Corp. (Class A Stock)	118,126	6,138,417
CommScope Holding Co., Inc.*	11,600	219,472
CommVault Systems, Inc.*	5,576	417,531
Compass Minerals International, Inc.	12,200	976,610
Concho Resources, Inc.*	21,395	2,310,660
ConocoPhillips	10,092	713,000
Constellation Brands, Inc. (Class A Stock)*	6,677	469,927
CoreLogic, Inc.*	12,011	426,751
Corning, Inc.	27,846	496,216
Costco Wholesale Corp.	9,294	1,106,079
Covidien PLC-W/I	7,084	482,420
CSX Corp.	64,801	1,864,325
CTC Media, Inc.	63,210	878,303
CubeSmart, REIT	62,150	990,671
Cullen/Frost Bankers, Inc.	1,599	119,014

SEE NOTES TO FINANCIAL STATEMENTS.

A226

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (continued)
CVS Caremark Corp.	36,876	$2,639,216
Darden Restaurants, Inc.	1,542	83,839
DCT Industrial Trust, Inc.	95,600	681,628
DDR Corp.(a)	31,090	477,853
DealerTrack Holdings, Inc.*(a)	36,473	1,753,622
Delta Air Lines, Inc.	114,804	3,153,666
Devon Energy Corp.	50,670	3,134,953
DiamondRock Hospitality Co.(a)	35,900	414,645
DigitalGlobe, Inc.*	5,611	230,893
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.*	26,300	1,817,067
Discover Financial Services	7,244	405,302
Discovery Communications, Inc. (Class A Stock)*(a)	6,342	573,444
DISH Network Corp. (Class A Stock)*	113,571	6,578,032
Douglas Emmett, Inc., REIT	18,820	438,318
Dover Corp.	30,630	2,957,020
Dow Chemical Co. (The)	9,853	437,473
Dr. Pepper Snapple Group, Inc.	65,405	3,186,531
Dril-Quip, Inc.*	15,253	1,676,762
DTE Energy Co.	8,450	560,995
Duke Energy Corp.	28,600	1,973,686
Duke Realty Corp., REIT	55,400	833,216
Dynegy, Inc.*(a)	3,000	64,560
East West Bancorp, Inc.	98,722	3,452,308
Eaton Corp. PLC	11,451	871,650
eBay, Inc.*	80,238	4,404,264
Ecolab, Inc.	15,586	1,625,152
Edison International	42,894	1,985,992
EMC Corp.	22,627	569,069
Emerson Electric Co.	53,843	3,778,702
Endo Health Solutions, Inc.*	7,201	485,779
Energen Corp.	7,039	498,009
Energizer Holdings, Inc.	7,165	775,540
EnerSys, Inc.	6,248	437,922
Ensco PLC (Class A Stock)	33,030	1,888,655
Entercom Communications Corp. (Class A Stock)*(a)	60,280	633,543
Envision Healthcare Holdings, Inc.*	12,214	433,841
EOG Resources, Inc.	3,059	513,423
EQT Corp.	10,667	957,683
Equifax, Inc.	41,642	2,877,046
Equity One, Inc., REIT(a)	28,700	644,028
Equity Residential, REIT(a)	36,270	1,881,325
Essex Property Trust, Inc., REIT	5,350	767,779
Excel Trust, Inc., REIT	43,700	497,743
Expedia, Inc.	53,863	3,752,097
Extended Stay America, Inc.*	1,500	39,390
Extra Space Storage, Inc., REIT	38,310	1,614,000
Exxon Mobil Corp.	137,243	13,888,992
Facebook, Inc. (Class A Stock)*	84,445	4,615,764
Family Dollar Stores, Inc.	7,045	457,714
Fifth Third Bancorp.	55,836	1,174,231
First Niagara Financial Group, Inc.	38,967	413,830
First Republic Bank	28,053	1,468,575
FleetCor Technologies, Inc.*	23,970	2,808,565
Flowserve Corp.	55,292	4,358,668
Fluor Corp.	73,847	5,929,175
Fortune Brands Home & Security, Inc.	81,135	3,707,869
Frank’s International NV	75,365	2,034,855

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (continued)
Freeport-McMoRan Copper & Gold, Inc.	86,553	$3,266,511
Freescale Semiconductor Ltd.*(a)	10,472	168,076
FTI Consulting, Inc.*	7,349	302,338
GameStop Corp. (Class A Stock)	73,293	3,610,413
Gannett Co., Inc.	67,650	2,001,087
Gap, Inc. (The)	78,244	3,057,776
Generac Holdings, Inc.(a)	20,529	1,162,763
General Growth Properties, Inc., REIT(a)	79,260	1,590,748
General Mills, Inc.	30,576	1,526,048
General Motors Co.*	118,426	4,840,070
Genuine Parts Co.	13,677	1,137,790
Gilead Sciences, Inc.*	84,520	6,351,678
Google, Inc. (Class A Stock)*	18,363	20,579,598
Guidewire Software, Inc.*	5,095	250,012
Halliburton Co.	35,148	1,783,761
Hanesbrands, Inc.	33,562	2,358,402
Harley-Davidson, Inc.	89,377	6,188,463
Harris Corp.	7,033	490,974
Hartford Financial Services Group, Inc. (The)	104,632	3,790,817
HCP, Inc., REIT	47,290	1,717,573
HD Supply Holdings, Inc.*(a)	101,215	2,430,172
Health Care REIT, Inc., REIT(a)	15,580	834,621
Henry Schein, Inc.*	2,598	296,847
Hershey Co. (The)	3,610	351,000
Hertz Global Holdings, Inc.*	110,551	3,163,970
Hess Corp.	7,019	582,577
Hewlett-Packard Co.	109,417	3,061,487
Highwoods Properties, Inc., REIT(a)	23,700	857,229
Hilton Worldwide Holdings, Inc.*	123,556	2,749,121
Home Depot, Inc. (The)	124,135	10,221,276
Honeywell International, Inc.	43,906	4,011,691
Host Hotels & Resorts, Inc., REIT(a)	142,730	2,774,671
Hubbell, Inc. (Class B Stock)	3,480	378,972
Hudson City Bancorp, Inc.	108,446	1,022,646
Humana, Inc.	46,520	4,801,794
Huntington Bancshares, Inc.	23,056	222,490
IDEX Corp.	8,198	605,422
Illinois Tool Works, Inc.	14,740	1,239,339
Illumina, Inc.*(a)	30,727	3,399,021
Infoblox, Inc.*(a)	34,511	1,139,553
Ingersoll-Rand PLC	8,081	497,790
IntercontinentalExchange Group, Inc.	15,830	3,560,484
Interoil Corp.*(a)	6,297	324,233
Invesco Ltd.	72,939	2,654,980
ITT Corp.	13,087	568,238
J.B. Hunt Transport Services, Inc.	5,218	403,351
Jack Henry & Associates, Inc.	11,210	663,744
Jarden Corp.*	14,454	886,752
Jazz Pharmaceuticals PLC*	5,759	728,859
Johnson & Johnson	168,889	15,468,544
Johnson Controls, Inc.	29,020	1,488,726
Juniper Networks, Inc.*	18,932	427,295
Kilroy Realty Corp.	17,510	878,652
Kimco Realty Corp., REIT	135,003	2,666,309
Kirby Corp.*	32,890	3,264,333
KLA-Tencor Corp.	45,431	2,928,482
Kohl’s Corp.	74,411	4,222,824
Kroger Co. (The)	20,804	822,382
Lam Research Corp.*	94,492	5,145,089

SEE NOTES TO FINANCIAL STATEMENTS.

A227

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (continued)
Las Vegas Sands Corp.	29,542	$2,329,978
LaSalle Hotel Properties	11,500	354,890
Lazard Ltd. (Class A Stock)	40,452	1,833,285
Lear Corp.	5,617	454,808
Legg Mason, Inc.(a)	64,567	2,807,373
Lennar Corp. (Class A Stock)(a)	7,687	304,098
Liberty Property Trust, REIT	18,650	631,675
LinkedIn Corp. (Class A Stock)*	17,080	3,703,457
Loews Corp.	107,290	5,175,670
Lorillard, Inc.	9,735	493,370
Lowe’s Cos., Inc.	34,001	1,684,750
LyondellBasell Industries NV (Class A Stock)	5,742	460,968
M&T Bank Corp.(a)	22,376	2,605,014
Macerich Co. (The), REIT	15,200	895,128
Macy’s, Inc.	10,554	563,584
Manpowergroup, Inc.	6,596	566,333
Marathon Oil Corp.	40,569	1,432,085
Marathon Petroleum Corp.	35,329	3,240,730
Marriott International, Inc. (Class A Stock)	32,314	1,595,019
Marsh & McLennan Cos., Inc.	102,478	4,955,836
Martin Marietta Materials, Inc.(a)	15,480	1,547,071
Marvell Technology Group Ltd.	37,463	538,718
Masco Corp.	107,841	2,455,540
MasterCard, Inc. (Class A Stock)	7,430	6,207,468
McKesson Corp.	10,627	1,715,198
Medtronic, Inc.	8,679	498,088
Merck & Co., Inc.	77,690	3,888,385
MetLife, Inc.	77,849	4,197,618
Mettler-Toledo International, Inc.*	1,508	365,826
Michael Kors Holdings Ltd.*	46,199	3,750,897
Microsoft Corp.	338,460	12,668,558
Mid-America Apartment Communities, Inc.	8,500	516,290
Mohawk Industries, Inc.*	31,840	4,740,976
Mondelez International, Inc. (Class A Stock)	60,338	2,129,931
Monsanto Co.	23,807	2,774,706
Moody’s Corp.	46,286	3,632,062
Morgan Stanley	146,621	4,598,034
MSC Industrial Direct Co., Inc. (Class A Stock)	12,051	974,564
Murphy Oil Corp.	6,754	438,200
Murphy USA, Inc.*	8,660	359,910
Mylan, Inc.*	12,157	527,614
National Bank Holdings Corp.	41,000	877,400
National Fuel Gas Co.	4,064	290,170
National Healthcare Corp.	20,500	1,105,155
Netflix, Inc.*	6,683	2,460,480
News Corp.*	3,858	68,788
NextEra Energy, Inc.	46,451	3,977,135
NiSource, Inc.	61,058	2,007,587
Noble Energy, Inc.	7,941	540,861
Northeast Utilities	19,920	844,409
Northern Trust Corp.	37,688	2,332,510
Northrop Grumman Corp.	5,045	578,207
Norwegian Cruise Line Holdings Ltd.*	13,173	467,246
Nu Skin Enterprises, Inc. (Class A Stock)	3,870	534,911
NuStar GP Holdings LLC	18,628	523,261
Occidental Petroleum Corp.	6,423	610,827
Old Dominion Freight Line, Inc.*	40,043	2,123,080
Old Republic International Corp.	68,090	1,175,914

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (continued)
Omnicare, Inc.	6,555	$395,660
Oracle Corp.	45,798	1,752,231
O’Reilly Automotive, Inc.*	4,539	584,215
PACCAR, Inc.	66,142	3,913,622
Packaging Corp. of America	7,763	491,243
Pall Corp.	48,812	4,166,104
Palo Alto Networks, Inc.*(a)	32,755	1,882,430
Panera Bread Co. (Class A Stock)*(a)	2,029	358,504
PBF Energy, Inc. (Class A Stock)(a)	60,792	1,912,516
PepsiCo, Inc.	20,761	1,721,917
PetSmart, Inc.	40,808	2,968,782
Pfizer, Inc.	218,644	6,697,066
Philip Morris International, Inc.	23,651	2,060,712
Phillips 66	69,578	5,366,551
Pinnacle Foods, Inc.	14,519	398,692
Plains All American Pipeline LP(a)	8,932	462,410
PNC Financial Services Group, Inc. (The)	33,783	2,620,885
PPG Industries, Inc.	16,473	3,124,269
Precision Castparts Corp.	10,600	2,854,580
Premier, Inc.*(a)	49,996	1,837,853
priceline.com, Inc.*	5,144	5,979,386
Principal Financial Group, Inc.	9,513	469,086
Procter & Gamble Co. (The)	66,087	5,380,143
ProLogis, Inc., REIT	92,760	3,427,482
Prosperity Bancshares, Inc.	5,658	358,661
Public Storage, REIT	6,700	1,008,484
Pulte Group, Inc.	12,597	256,601
PVH Corp.	3,637	494,705
QEP Resources, Inc.	60,597	1,857,298
QUALCOMM, Inc.	91,724	6,810,507
Questar Corp.	18,245	419,453
Rayonier, Inc., REIT	47,206	1,987,373
Raytheon Co.	5,534	501,934
Red Hat, Inc.*	8,312	465,804
Regal-Beloit Corp.	7,454	549,509
Regency Centers Corp., REIT	13,784	638,199
Regeneron Pharmaceuticals, Inc.*(a)	7,030	1,934,937
Reinsurance Group of America, Inc.	5,479	424,129
Rexnord Corp.*	9,650	260,647
RLJ Lodging Trust, REIT	19,750	480,320
Rock-Tenn Co. (Class A Stock)	17,817	1,870,963
Ross Stores, Inc.	8,040	602,437
Royal Caribbean Cruises Ltd.	8,488	402,501
Ruckus Wireless, Inc.*	90,558	1,285,924
Rush Enterprises, Inc. (Class A Stock)*(a)	43,826	1,299,441
SanDisk Corp.(a)	7,936	559,805
Schlumberger Ltd.	56,373	5,079,771
Sempra Energy	59,990	5,384,702
ServiceNow, Inc.*	30,969	1,734,574
Sherwin-Williams Co. (The)	13,866	2,544,411
Sigma-Aldrich Corp.	5,330	501,073
Signature Bank*(a)	24,453	2,626,741
Silgan Holdings, Inc.	9,131	438,471
Simon Property Group, Inc., REIT	47,322	7,200,516
Sirona Dental Systems, Inc.*	7,180	504,036
SL Green Realty Corp., REIT(a)	4,520	417,558
SM Energy Co.	6,719	558,416
Snap-on, Inc.	9,172	1,004,517
Southwestern Energy Co.*	43,250	1,701,023
Spirit Airlines, Inc.*	10,168	461,729

SEE NOTES TO FINANCIAL STATEMENTS.

A228

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (continued)
Splunk, Inc.*	21,668	$1,487,942
SPX Corp	8,656	862,224
St. Jude Medical, Inc.	8,042	498,202
Starbucks Corp.	34,135	2,675,843
Starwood Property Trust, Inc.	50,500	1,398,850
State Street Corp.	49,309	3,618,788
Stericycle, Inc.*	5,085	590,724
Sunstone Hotel Investors, Inc., REIT	105,470	1,413,298
SunTrust Banks, Inc.	72,490	2,668,357
SVB Financial Group*	4,997	523,985
Synaptics, Inc.*(a)	7,378	382,254
Synopsys, Inc.*	12,913	523,880
T. Rowe Price Group, Inc.	22,631	1,895,799
Tableau Software, Inc. (Class A Stock)*	3,591	247,528
Taubman Centers, Inc.	7,020	448,718
TD Ameritrade Holding Corp.	15,821	484,755
Teradyne, Inc.*(a)	39,294	692,360
Tesla Motors, Inc.*(a)	10,388	1,562,147
Texas Instruments, Inc.	94,918	4,167,849
Thermo Fisher Scientific, Inc.	4,328	481,923
Tidewater, Inc.	6,131	363,384
Tiffany & Co.	3,243	300,886
Time Warner Cable, Inc.	12,504	1,694,292
Time Warner, Inc.	85,943	5,991,946
TJX Cos., Inc. (The)	76,064	4,847,559
Toll Brothers, Inc.*	9,885	365,745
Torchmark Corp.	5,793	452,723
Total System Services, Inc.	13,915	463,091
Towers Watson & Co. (Class A Stock)	25,420	3,243,846
Travelers Cos., Inc. (The)	28,797	2,607,280
TreeHouse Foods, Inc.*	14,300	985,556
Trinity Industries, Inc.	5,641	307,547
TripAdvisor, Inc.*	1,287	106,602
Trulia, Inc.*	41,540	1,465,116
Twitter, Inc.*(a)	17,740	1,129,151
U.S. Bancorp.	67,950	2,745,180
UDR, Inc., REIT	21,150	493,853
Under Armour, Inc. (Class A Stock)*(a)	3,859	336,891
Union Pacific Corp.	29,785	5,003,880
United States Steel Corp.(a)	22,931	676,465
United Technologies Corp.	106,758	12,149,061
UnitedHealth Group, Inc.	134,790	10,149,687
Universal Health Services, Inc. (Class B Stock)	5,758	467,895
Unum Group	75,317	2,642,120
Urban Outfitters, Inc.*	9,702	359,944
Valeant Pharmaceuticals International, Inc.*	53,768	6,312,363
Valero Energy Corp.	12,057	607,673
VCA Antech, Inc.*	17,235	540,490
Ventas, Inc., REIT	39,503	2,262,732
VeriFone Systems, Inc.*	15,620	418,928
Verizon Communications, Inc.	31,448	1,545,355
Vertex Pharmaceuticals, Inc.*	40,621	3,018,140
VF Corp.	81,168	5,060,013
Visa, Inc. (Class A Stock)	19,918	4,435,340
VMware, Inc. (Class A Stock)*	6,411	575,131
Vornado Realty Trust, REIT	33,379	2,963,721
W.R. Berkley Corp.	25,260	1,096,031
W.W. Grainger, Inc.	3,444	879,666
WABCO Holdings, Inc.*	4,294	401,103

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (continued)
Walgreen Co.	42,341	$2,432,067
Wal-Mart Stores, Inc.	28,100	2,211,189
Watsco, Inc.	13,246	1,272,411
Weingarten Realty Investors, REIT(a)	9,980	273,652
Wells Fargo & Co.	369,526	16,776,481
Wendy’s Co. (The)(a)	47,670	415,682
Westar Energy, Inc.	14,693	472,674
Western Digital Corp.	6,194	519,677
Whirlpool Corp.	2,896	454,267
Williams Cos., Inc. (The)	75,983	2,930,664
Williams-Sonoma, Inc.(a)	45,007	2,623,008
Wisconsin Energy Corp.	9,025	373,093
Wolverine World Wide, Inc.	44,492	1,510,948
Workday, Inc. (Class A Stock)*	31,083	2,584,862
Wynn Resorts Ltd.(a)	2,680	520,483
Xcel Energy, Inc.	81,011	2,263,447
Xerox Corp.	36,471	443,852
Xilinx, Inc.	25,673	1,178,904
Yahoo!, Inc.*	14,241	575,906
Yum! Brands, Inc.	15,618	1,180,877
Zimmer Holdings, Inc.	4,706	438,552
Zions Bancorporation(a)	21,937	657,233

		919,650,153

TOTAL COMMON STOCKS (cost $1,294,075,285)		1,528,461,162

PREFERRED STOCKS — 1.1%
Brazil — 0.4%
Banco do Estado do Rio Grande do Sul SA (PRFC B)	103,470	552,600
Cia Brasileira de Distribuicao Grupo Pao de
Acucar, ADR (PRFC)(a)	51,370	2,294,698
Itau Unibanco Holding SA, ADR (PRFC)	298,004	4,043,914
Vale SA, ADR (PRFC)	363,490	5,092,495

		11,983,707

Germany — 0.3%
Henkel AG & Co. KGaA, (PRFC)	18,820	2,187,543
Volkswagen AG, (PRFC)	23,766	6,688,224

		8,875,767

Ireland
Xlit Ltd., Series D, 3.359%	235	201,586

Luxembourg
ArcelorMittal, Series MTUS, CVT, 6.000%	28,186	734,950

United States — 0.4%
Ally Financial, Inc., Series G, 7.000%	395	379,237
Campus Crest Communities, Inc., Series A, 8.000%	7,600	187,720
CBL & Associates Properties, Inc., Series D, 7.375%	41,800	992,750
CBL & Associates Properties, Inc., Series E, 6.625%	4,100	87,166
CommonWealth REIT, Series E, 7.250%	35,000	763,000
Corporate Office Properties Trust, Series L, 7.375%	23,050	542,597
CubeSmart, Series A, 7.750%	32,500	817,375
DDR Corp., Series H, 7.375%	3,756	93,900
DDR Corp., Series J, 6.500%	2,400	52,320

SEE NOTES TO FINANCIAL STATEMENTS.

A229

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

PREFERRED STOCKS (continued)	Shares	Value (Note 2)

United States (continued)
DDR Corp., Series K, 6.250%	1,700	$35,496
Duke Realty Corp., Series K, 6.500%	8,950	203,613
Duke Realty Corp., Series L, 6.600%	1,700	38,505
General Growth Properties, Inc., Series A, 6.375%	15,650	315,347
Glimcher Realty Trust, 6.875%	40,000	864,000
Glimcher Realty Trust, Series G, 8.125%	22,651	566,954
Glimcher Realty Trust, Series H, 7.500%	7,700	177,793
Goldman Sachs Group, Inc. (The), Series J, 5.500%(a)(c)	15,000	334,350
Goodyear Tire & Rubber Co. (The), 5.875%	7,750	518,087
Hudson Pacific Properties, Inc., Series B, 8.375%	1,050	27,778
MetLife, Inc., CVT, 5.000%	15,350	484,139
Morgan Stanley, Series E, 7.125%	11,000	287,540
NextEra Energy, Inc., 5.799%	10,900	546,853
NextEra Energy, Inc., CVT, 5.889%	13,030	737,889
PPL Corp., CVT, 8.750%	8,500	449,480
PS Business Parks, Inc., Series S, 6.450%	4,100	89,585
PS Business Parks, Inc., Series T, 6.000%	1,400	28,280
Public Storage, Series R, 6.350%	2,350	54,873
Regency Centers Corp., Series 6, 6.625%*	10,700	232,190
Saul Centers, Inc., Series C, 6.785%	23,550	522,339
SL Green Realty Corp., Series I, 6.500%	4,300	91,633
Strategic Hotels & Resorts, Inc., Series C, 8.250%	28,000	664,440
Taubman Centers, Inc., Series J, 6.500%	16,550	344,571
Taubman Centers, Inc., Series K, 6.250%	10,800	214,380
Urstadt Biddle Properties, Inc., Series F, 7.125%	2,250	51,817
Weyerhaeuser Co., Series A, CVT, 6.375%	8,490	475,780

		12,273,777

TOTAL PREFERRED STOCKS (cost $33,641,746)		34,069,787

	Units
RIGHTS*
Spain
Repsol SA, expiring 01/09/14 (cost $74,487)	111,134	75,832

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 3.2%
Non-Residential Mortgage-Backed Securities — 0.8%
American Credit Acceptance Receivables Trust,
Series 2013-2, Class A, 144A
1.320%	02/15/17	736	736,607
AmeriCredit Automobile Receivables Trust,
Series 2012-4, Class A3
0.670%	06/08/17	373	372,868
Series 2012-5, Class A3
0.620%	06/08/17	213	212,917
Series 2013-1, Class A3
0.610%	10/10/17	325	324,427
Series 2013-4, Class A2
0.740%	11/08/16	583	583,568

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
Capital Auto Receivables Asset Trust,
Series 2013-1, Class A2
0.620%	07/20/16	870	$869,841
Carfinance Capital Auto Trust,
Series 2013-1A, Class A, 144A
1.650%	07/17/17	299	298,800
Series 2013-2A, Class A, 144A
1.750%	11/15/17	664	664,000
CarMax Auto Owner Trust,
Series 2012-3, Class A2
0.430%	09/15/15	164	164,483
CarNow Auto Receivables Trust,
Series 2013-1A, Class A, 144A
1.160%	10/16/17	566	565,448
CNH Equipment Trust,
Series 2012-C, Class A3
0.570%	12/15/17	812	811,084
CPS Auto Trust,
Series 2012-C, Class A, 144A
1.820%	12/16/19	211	209,980
Series 2012-D, Class A, 144A
1.480%	03/16/20	175	173,251
Series 2013-A, Class A, 144A
1.310%	06/15/20	415	407,931
Series 2013-C, Class A, 144A
1.640%	04/16/18	1,281	1,281,720
Credit Acceptance Auto Loan Trust,
Series 2012-2A, Class A, 144A
1.520%	03/16/20	317	317,890
Exeter Automobile Receivables Trust,
Series 2012-2A, Class A, 144A
1.300%	06/15/17	202	202,183
Series 2013-1A, Class A, 144A
1.290%	10/16/17	464	464,903
First Investors Auto Owner Trust,
Series 2013-1A, Class A2, 144A
0.900%	10/15/18	240	240,408
Flagship Credit Auto Trust,
Series 2013-1A, Class A, 144A
1.320%	04/16/18	573	572,054
Series 2013-2, Class A, 144A
1.940%	01/15/19	1,072	1,071,762
Ford Credit Auto Owner Trust,
Series 2012-D, Class A3
0.510%	04/15/17	484	484,534
Series 2013-C, Class A3
0.820%	12/15/17	820	822,977
GE Equipment Midticket LLC,
Series 2012-1, Class A2
0.470%	01/22/15	211	210,899
Honda Auto Receivables Owner Trust,
Series 2013-1, Class A3
0.480%	11/21/16	993	993,275
Huntington Auto Trust,
Series 2012-2, Class A2
0.380%	09/15/15	192	191,891
Hyundai Auto Receivables Trust,
Series 2013-A, Class A3
0.560%	07/17/17	1,040	1,040,066

SEE NOTES TO FINANCIAL STATEMENTS.

A230

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
John Deere Owner Trust,
Series 2012-B, Class A3
0.530%	07/15/16	1,545	$1,545,320
Mercedes-Benz Auto Lease Trust,
Series 2013-1A, Class A3
0.590%	02/15/16	1,282	1,282,787
Mercedes-Benz Auto Receivables Trust,
Series 2012-1, Class A3
0.470%	10/17/16	2,077	2,077,426
Series 2013-1, Class A3
0.780%	08/15/17	484	484,926
Mid-State Capital Trust,
Series 2010-1, Class M, 144A
5.250%	12/15/45	561	582,188
Navitas Equipment Receivables LLC,
Series 2013-1, Class A, 144A
1.950%	11/15/16	316	315,541
Santander Drive Auto Receivables Trust,
Series 2012-6, Class A2
0.470%	09/15/15	343	343,464
SNAAC Auto Receivables Trust,
Series 2013-1A, Class A, 144A
1.140%	07/16/18	180	179,390
Springleaf Funding Trust,
Series 2013-AA, Class A, 144A
2.580%	09/15/21	500	499,273
Toyota Auto Receivables Owner Trust,
Series 2013-A, Class A3
0.550%	01/17/17	545	544,985
Volkswagen Auto Loan Enhanced Trust,
Series 2012-2, Class A2
0.330%	07/20/15	183	182,488
World Omni Automobile Lease Securitization Trust,
Series 2013-A, Class A3
1.100%	12/15/16	658	661,545

			22,989,100

Residential Mortgage-Backed Securities — 2.4%
ABFC 2004-OPT2 Trust,
Series 2004-OPT2, Class M2
1.665%(c)	07/25/33	724	661,034
ABFC 2004-OPT3 Trust,
Series 2004-OPT3, Class A4
0.945%(c)	11/25/33	531	497,788
ACE Securities Corp.,
Series 2003-OP1, Class M1
1.215%(c)	12/25/33	144	134,971
Series 2003-OP1, Class M2
2.415%(c)	12/25/33	872	796,466
Series 2004-HE3, Class M3
1.245%(c)	11/25/34	314	265,724
Series 2004-OP1, Class M2
1.740%(c)	04/25/34	1,120	1,010,629
Series 2005-HE7, Class A1B2
0.465%(c)	11/25/35	540	498,971
Ameriquest Mortgage Securities, Inc.,
Series 2002-2, Class M3
2.820%(c)	08/25/32	660	617,357
Series 2003-12, Class M2

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
2.715%(c)	01/25/34	674	$594,948
Series 2003-9, Class M2
2.066%(c)	09/25/33	704	662,184
Series 2004-R1, Class M2
1.035%(c)	02/25/34	2,121	1,861,267
Series 2004-R1, Class M6
2.236%(c)	02/25/34	410	337,639
Argent Securities, Inc.,
Series 2003-W7, Class M2
2.790%(c)	03/25/34	477	430,763
Series 2003-W9, Class M2
2.745%(c)	01/25/34	2,322	2,139,267
Asset-Backed Pass-Through Certificates,
Series 2004-R2, Class A1B
0.785%(c)	04/25/34	648	622,285
Centex Home Equity,
Series 2004-A, Class M1
0.765%(c)	01/25/34	1,877	1,697,261
Series 2004-B, Class M2
0.915%(c)	03/25/34	1,357	1,189,341
Series 2005-A, Class M1
0.645%(c)	01/25/35	1,660	1,551,355
Chase Funding Loan Acquisition Trust,
Series 2004-AQ1, Class M1
0.895%(c)	05/25/34	1,695	1,440,039
Chase Funding Trust,
Series 2003-6, Class 2M1
0.915%(c)	11/25/34	1,354	1,278,127
CHEC Loan Trust,
Series 2004-1, Class A3
0.665%(c)	07/25/34	717	677,679
Series 2004-2, Class M3
1.415%(c)	04/25/34	443	279,836
Countrywide Asset-Backed Certificates,
Series 2003-BC6, Class M2
1.890%(c)	10/25/33	829	746,994
Series 2004-5, Class M2
1.170%(c)	07/25/34	2,861	2,713,007
Series 2004-6, Class M2
0.815%(c)	10/25/34	1,784	1,680,155
Series 2004-BC1, Class M3
2.265%(c)	10/25/33	248	204,900
Series 2004-ECC2, Class M5
2.040%(c)	10/25/34	913	801,732
Series 2004-SD2, Class M1, 144A
0.785%(c)	06/25/33	785	749,114
Series 2005-11, Class AF3
4.778%(c)	02/25/36	938	902,836
Equity One ABS, Inc.,
Series 2003-4, Class M1
5.764%	10/25/34	930	920,614
Series 2004-1, Class M2
5.115%	04/25/34	3,366	3,156,088
Series 2004-2, Class M1
5.192%	07/25/34	240	231,311
First Franklin Mortgage Loan Trust,
Series 2005-FF10, Class A4
0.490%(c)	11/25/35	1,811	1,711,237

SEE NOTES TO FINANCIAL STATEMENTS.

A231

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Fortress Opportunities Residential Transaction,
Series 2013-1A, Class A1N, 144A
3.960%	10/25/33	570	$576,133
Series 2013-1A, Class AR, 144A
4.210%	10/25/18	290	290,016
Fremont Home Loan Trust,
Series 2004-2, Class M2
1.095%(c)	07/25/34	1,036	964,197
GMAT Trust,
Series 2013-1A, Class A, 144A
3.967%	11/25/43	323	322,454
GSAMP Trust,
Series 2004-FM2, Class M3
2.115%(c)	01/25/34	421	412,614
Series 2004-NC2, Class M1
1.215%(c)	10/25/34	991	873,837
Series 2007-SEA1, Class A, 144A
0.470%(c)	12/25/36	683	608,993
HLSS Servicer Advance Receivables Backed Notes,
Series 2012-T2, Class A2, 144A
1.990%	10/15/45	171	172,129
Series 2013-T1, Class A2, 144A
1.495%	01/16/46	389	387,561
Series 2013-T4, Class AT4, 144A
1.183%	08/15/44	700	699,160
Home Equity Asset Trust,
Series 2003-1, Class M1
1.665%(c)	06/25/33	798	746,944
Series 2004-6, Class M2
1.065%(c)	12/25/34	380	353,349
Home Equity Mortgage Loan Asset-Backed Trust,
Series 2004-B, Class M3
1.365%(c)	11/25/34	973	851,602
Series 2004-C, Class M2
1.065%(c)	03/25/35	1,553	1,456,085
Lake Country Mortgage Loan Trust,
Series 2006-HE1, Class A4, 144A
0.535%(c)	07/25/34	903	895,514
Long Beach Mortgage Loan Trust,
Series 2001-2, Class M1
1.005%(c)	07/25/31	1,986	1,745,936
Series 2003-4, Class M2
2.790%(c)	08/25/33	219	203,494
Series 2004-1, Class M3
1.215%(c)	02/25/34	2,321	2,140,217
MASTR Asset-Backed Securities Trust,
Series 2003-NC1, Class M5
6.165%(c)	04/25/33	330	311,157
Series 2005-NC1, Class M2
0.915%(c)	12/25/34	1,761	1,577,421
Merrill Lynch Mortgage Investors Trust,
Series 2005-NC1, Class M2
1.245%(c)	10/25/35	775	672,908
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2004-HE6, Class M1
0.990%(c)	08/25/34	1,000	909,905
Series 2004-HE6, Class M2
1.065%(c)	08/25/34	1,067	1,020,867
Series 2004-NC2, Class M2

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
1.965%(c)	12/25/33	423	$337,230
Series 2004-OP1, Class M3
1.185%(c)	11/25/34	214	195,343
Series 2004-WMC2, Class M1
1.080%(c)	07/25/34	1,037	983,082
Morgan Stanley Dean Witter Capital I, Inc. Trust,
Series 2002-NC5, Class M1
1.575%(c)	10/25/32	384	356,557
New Century Home Equity Loan Trust,
Series 2003-4, Class M2
2.895%(c)	10/25/33	1,748	1,694,482
Series 2003-6, Class M1
1.245%(c)	01/25/34	1,050	974,211
Series 2003-B, Class M2
2.641%(c)	11/25/33	563	531,435
Option One Mortgage Loan Trust,
Series 2003-1, Class M2
3.090%(c)	02/25/33	273	241,444
Series 2003-2, Class M1
1.140%(c)	04/25/33	1,195	986,924
Series 2003-3, Class M1
1.140%(c)	06/25/33	1,000	923,986
Series 2003-4, Class M1
1.185%(c)	07/25/33	812	708,487
Series 2004-2, Class M2
1.740%(c)	05/25/34	340	255,753
RAMP Trust,
Series 2004-RS9, Class MII1
1.140%(c)	09/25/34	1,422	1,325,562
RASC Trust,
Series 2005-KS2, Class M1
0.810%(c)	03/25/35	1,379	1,242,391
Renaissance Home Equity Loan Trust,
Series 2003-2, Class M2A
2.165%(c)	08/25/33	557	486,282
Series 2003-3, Class A
0.665%(c)	12/25/33	225	218,447
Series 2003-3, Class M1
0.895%(c)	12/25/33	1,738	1,644,735
Series 2004-1, Class AV3
0.635%(c)	05/25/34	1,067	970,161
Saxon Asset Securities Trust,
Series 2003-2, Class M2
2.790%(c)	06/25/33	598	519,251
Series 2004-2, Class MV2
1.965%(c)	08/25/35	1,342	1,253,192
Stanwich Mortgage Loan Trust,
Series 2012-NPL4, Class A, 144A
2.981%	09/15/42	193	193,964
Structured Asset Investment Loan Trust,
Series 2003-BC3, Class M1
1.590%(c)	04/25/33	735	714,569
Series 2003-BC6, Class M1
1.290%(c)	07/25/33	504	465,630
Series 2003-BC10, Class A4
1.165%(c)	10/25/33	940	881,969
Series 2003-BC11, Class M2
2.715%(c)	10/25/33	1,464	1,383,515
Series 2004-8, Class M2

SEE NOTES TO FINANCIAL STATEMENTS.

A232

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
1.095%(c)	09/25/34	332	$292,639
VOLT NPL IX LLC,
Series 2013-NPL3, Class A1, 144A
4.250%	04/25/53	618	617,198
VOLT NPL X LLC,
Series 2013-NPL4, Class A1
4.000%	11/25/53	153	153,213
VOLT XIX LLC,
Series 2013-NPL5, Class A1, 144A
3.625%	04/25/55	1,275	1,270,109
Wells Fargo Home Equity Trust,
Series 2004-2, Class M8A, 144A
3.165%(c)	10/25/34	371	312,907

			73,390,080

TOTAL ASSET-BACKED SECURITIES (cost $94,618,036)			96,379,180

BANK LOANS(c) — 0.2%
United States
Alcatel-Lucent USA Inc.,
Term Loan C
5.750%	01/31/19	71	71,529
Altice Financing SA,
Term Loan
5.500%	07/15/19	65	65,326
Aptalis Pharma, Inc.,
Term Loan B
6.000%	10/02/20	135	136,907
Arch Coal, Inc.,
Term Loan
6.250%	05/16/18	25	24,322
Arizona Chemical U.S., Inc.,
Term Loan
5.250%	12/22/17	79	78,855
Avaya, Inc.,
Term Loan B-3
4.736%	10/26/14	246	240,156
BMC Software,
Initial U.S. Term Loan
5.000%	09/10/20	40	40,067
Caesars Entertainment Operating Co., Inc.,
Term Loan B-6
5.488%	01/28/18	319	304,518
Carestream Health, Inc.,
Term Loan
5.000%	05/20/19	24	24,662
CCM Merger, Inc.,
Term Loan
5.000%	03/01/16	90	91,000
CDW Corp.,
Term Loan
3.250%	04/25/20	99	98,842
Ceridian Corp.,
New Replacement U.S. Term Loan (2013)
4.415%	05/09/17	100	100,061
Cincinnati Bell, Inc.,
Tranche Term Loan B
4.000%	09/10/20	45	44,944

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
United States (continued)
Clear Channel Communications, Inc.,
Tranche Term Loan B
3.814%	01/29/16	147	$141,737
Tranche Term Loan D
6.914%	01/29/16	164	156,682
Tranche Term Loan E
7.664%	07/30/19	132	130,136
7.669%	01/29/16	132	130,136
Cricket Communications, Inc.,
Term Loan C
4.750%	03/01/20	104	104,823
Dell, Inc.,
Term Loan B
4.500%	09/23/20	147	147,263
Dole Food Co.,
Tranche Term Loan B
4.500%	11/01/18	100	100,335
DuPont Performance Coatings,
Initial Term Loan
4.750%	01/17/20	75	75,243
Edwards Ltd.,
Initial Term Loan (First Lien)
4.500%	03/30/20	63	63,277
Fieldwood Energy,
Closing Date Loan (Second Lien)
8.375%	09/25/20	150	153,000
First Data Corp.,
2018 Dollar Term Loan
4.164%	03/23/18	190	190,131
Freescale Semiconductor, Inc.,
Tranche Term Loan B-4
5.000%	01/30/20	60	60,113
Gymboree Corp.,
Term Loan 2011
5.000%	02/23/18	218	203,299
Interactive Data Corp.,
Term Loan B
3.750%	02/11/18	100	99,507
Lawson,
Tranche Term Loan B-2
5.250%	04/05/18	67	66,927
McGraw Hill Global Education, LLC.,
Term Loan B
9.000%	02/15/19	40	40,848
Mohegan Tribal Gaming Authority,
Term Loan B
5.500%	06/18/18	50	50,719
Navios Maritime Partners,
Term Loan
5.250%	06/28/18	65	65,075
NFR Energy LLC,
Term Loan (Second Lien)
8.750%	01/18/18	100	100,875
Noranda Aluminum Acquisition Corp.,
Term Loan B
5.750%	02/28/19	46	42,921
OCI Beaumont,
Term Loan B-2
6.250%	08/20/19	19	19,072

SEE NOTES TO FINANCIAL STATEMENTS.

A233

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

BANK LOANS(c) (continued)
United States (continued)
Ozburn-Hessey Logistics,
Term Loan
6.750%	05/22/19	15		$15,365
7.750%	05/22/19	—	(r)	39
R.H. Donnelley, Inc.,
Loan
9.750%	10/24/14	81		49,279
Reynolds Group Holdings, Inc.,
Incremental U.S. Term Loan
4.000%	12/01/18	77		77,295
4.000%	12/31/18	55		55,915
Rice Energy,
Term Loan (Second Lien)
8.500%	09/30/18	27		27,350
Rite Aid Corp.,
Tranche Term Loan 2
4.875%	06/21/21	189		191,407
Tranche Term Loan 1 (Second Lien)
5.750%	08/21/20	30		30,703
ROC Finance LLC,
Funded Term Loan B
5.000%	05/22/19	85		81,053
RP Crown Parent, LLC,
New Term Loan (First Lien)
6.000%	12/21/18	113		113,744
Scientific Games International,
Initial Term Loan
4.250%	09/30/20	14		14,025
4.250%	10/18/20	16		15,982
Sears Roebuck Acceptance Corp.,
Term Loan
5.500%	06/30/18	115		115,631
Shelf Drilling,
Term Loan
10.000%	10/01/18	40		40,500
SourceHOV LLC,
Term Loan (Second Lien)
8.750%	04/30/19	31		31,349
Stallion Oilfield,
Loan
8.000%	06/11/18	50		51,035
Station Casinos,
Term Loan B
5.000%	03/01/20	109		110,267
Summit Materials LLC,
Term Loan
5.000%	01/30/19	84		83,847
SUPERVALU, Inc.,
New Term Loan
5.000%	03/18/19	261		262,914
Syniverse Holdings, Inc.,
Tranche Term Loan B
4.000%	04/23/19	107		107,003
Texas Competitive Electric Holdings Co. LLC,
2017 Term Loan (Extending)
4.668%	10/10/17	69		47,334
4.739%	10/10/17	301		207,758
4.739%	01/01/20	181		124,755

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
United States (continued)
Tronox Finance LLC,
New Term Loan
4.500%	03/20/20	30	$30,215
Univision Communications, Inc.,
Converted Extended Term Loan (2013 First Lien)
4.500%	02/20/20	143	143,252
Visant Corp.,
Tranche Term Loan B
5.250%	12/22/16	372	366,215
Wild Horse Resources LLC,
Term Loan
7.500%	05/28/19	69	68,571

TOTAL BANK LOANS (cost $5,874,863)			5,926,111

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.9%
A10 Securitization LLC,
Series 2013-1A, Class A, 144A
2.400%	11/15/25	672	669,752
Series 2013-2, Class A, 144A
2.620%	11/15/27	1,256	1,250,087
BB-UBS Trust,
Series 2012-TFT, Class A, 144A
2.892%	06/05/30	1,030	970,260
Bear Stearns Commercial Mortgage Securities,
Series 2006-PW13, Class AM
5.582%(c)	09/11/41	905	988,068
Series 2007-PW16, Class AM
5.706%(c)	06/11/40	530	593,862
Series 2007-PW17, Class AMFL, 144A
0.830%(c)	06/11/50	855	832,626
CD Commercial Mortgage Trust,
Series 2005-CD1, Class AJ
5.218%(c)	07/15/44	765	803,914
COBALT CMBS Commercial Mortgage Trust,
Series 2006-C1, Class AM
5.254%	08/15/48	685	703,405
Commercial Mortgage Trust,
Series 2006-GG7, Class AM
5.820%(c)	07/10/38	860	938,840
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-C1, Class AJ
5.075%(c)	02/15/38	330	341,285
DBRR Trust,
Series 2012-EZ1, Class A, 144A
0.946%	09/25/45	140	140,075
Series 2013-EZ2, Class A, 144A
0.853%(c)	02/25/45	1,517	1,509,626
Fannie Mae-Aces,
Series 2011-M1, Class A3
3.763%	06/25/21	1,100	1,141,049
Series 2012-M8, Class ASQ3
1.801%	12/25/19	770	755,537
Series 2013-M7, Class A2
2.280%	12/27/22	902	823,353
Series 2013-M13, Class A2
2.624%	04/25/23	1,413	1,316,198

SEE NOTES TO FINANCIAL STATEMENTS.

A234

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2006-LDP8, Class A4
5.399%	05/15/45	400	$435,776
LB-UBS Commercial Mortgage Trust,
Series 2007-C1, Class AM
5.455%	02/15/40	780	858,281
Series 2007-C2, Class A3
5.430%	02/15/40	829	913,156
Series 2007-C6, Class A4
5.858%(c)	07/15/40	538	584,388
Series 2007-C7, Class A3
5.866%(c)	09/15/45	409	454,128
Merrill Lynch/Countrywide Commercial Mortgage Trust,
Series 2007-9, Class A4
5.700%	09/12/49	650	722,216
Morgan Stanley Capital I Trust,
Series 2005-HQ7, Class AM
5.207%(c)	11/14/42	120	128,182
Series 2006-HQ10, Class AM
5.360%	11/12/41	1,000	1,096,899
Series 2006-IQ12, Class AMFX
5.370%	12/15/43	1,455	1,582,998
Morgan Stanley Capital I, Inc.,
Series 2006-IQ12, Class AM
5.370%	12/15/43	685	746,278
Morgan Stanley Reremic Trust,
Series 2012-IO, Class AXA, 144A
1.000%	01/01/42	466	466,294
Series 2012-XA, Class B, 144A
0.250%	07/27/49	900	742,500
NorthStar Mortgage Trust,
Series 2012-1, Class A, 144A
1.368%(c)	08/25/29	321	321,260
Series 2013-1A, Class A, 144A
2.029%(c)	08/25/29	1,201	1,201,625
VFC 2013-1 LLC (Cayman Islands),
Series 2013-1, Class A, 144A
3.130%	03/20/26	486	489,266
VNO Mortgage Trust,
Series 2012-6AVE, Class A, 144A
2.996%	11/15/30	505	470,903
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C22, Class A4
5.466%(c)	12/15/44	1,200	1,277,401
Series 2006-C27, Class A3
5.765%(c)	07/15/45	456	489,442

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $27,368,444)			26,758,930

CONVERTIBLE BONDS — 3.2%
Australia
Paladin Energy Ltd.,
Sr. Unsec’d. Notes
3.625%	11/04/15	400	308,000
6.000%	04/30/17	200	144,000

			452,000

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

CONVERTIBLE BONDS (continued)
Belgium — 0.1%
GBL Verwaltung SA,
Gtd. Notes
1.250%	02/07/17	EUR	1,600	$2,371,715
Groupe Bruxelles Lambert SA,
Sr. Unsec’d. Notes
0.125%	09/21/15	EUR	1,300	2,148,425

				4,520,140

China — 0.2%
Billion Express Investments Ltd.,
Gtd. Notes
0.750%	10/18/15		1,600	1,644,000
ENN Energy Holdings Ltd.,
Sr. Unsec’d. Notes
1.210%	02/26/18		750	959,063
Hengan International Group Co. Ltd.,
Sr. Unsec’d. Notes
1.191%	06/27/18	HKD	12,000	1,640,380
SINA Corp.,
Sr. Unsec’d. Notes, 144A
1.000%	12/01/18		433	439,766

				4,683,209

Finland — 0.1%
Solidium Oy,
Sr. Unsec’d. Notes
0.500%	09/29/15	EUR	1,100	1,576,530

France — 0.2%
Air France-Klm,
Gtd. Notes
2.030%	02/15/23	EUR	137	1,929,218
Cap Gemini SA,
Sr. Unsec’d. Notes
1.224%	01/01/19	EUR	396	393,670
Cie Generale des Etablissements Michelin,
Sr. Unsec’d. Notes
4.131%(s)	01/01/17	EUR	597	1,123,871
Faurecia,
Sr. Unsec’d. Notes
4.714%(s)	01/01/18	EUR	783	355,622
Misarte,
Gtd. Notes
3.250%	01/01/16	EUR	300	731,917
Rallye SA,
Sr. Unsec’d. Notes
1.000%	10/02/20	EUR	301	451,324
Technip SA,
Sr. Unsec’d. Notes
2.970%(s)	01/01/17	EUR	520	731,192
Unibail-Rodamco SE,
Sr. Unsec’d. Notes, REIT
15.328%(s)	01/01/18	EUR	334	1,144,227

				6,861,041

Germany — 0.3%
Adidas AG,
Sr. Unsec’d. Notes
0.250%	06/14/19	EUR	600	1,073,215

SEE NOTES TO FINANCIAL STATEMENTS.

A235

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

CONVERTIBLE BONDS (continued)
Germany (continued)
Deutsche Post AG,
Sr. Unsec’d. Notes
0.600%	12/06/19	EUR	800	$1,488,953
Siemens Financieringsmaatschappij NV,
Gtd. Notes
1.050%	08/16/17		3,000	3,475,200
TUI AG,
Sr. Unsec’d. Notes
2.750%	03/24/16	EUR	14	1,347,693
Volkswagen International Finance NV,
Gtd. Notes, 144A
5.500%	11/09/15	EUR	600	1,021,048

				8,406,109

Hong Kong — 0.1%
China Overseas Finance Investment Cayman Ltd.,
Gtd. Notes
34.577%(s)	05/14/14		400	569,000
HKEx International Ltd.,
Gtd. Notes
0.500%	10/23/17		600	637,500
Wharf Finance 2014 Ltd.,
Gtd. Notes
2.300%	06/07/14	HKD	6,000	775,699

				1,982,199

India — 0.1%
Tata Steel Ltd.,
Sr. Unsec’d. Notes
4.500%	11/21/14		800	806,000
Vedanta Resources Jersey Ltd.,
Gtd. Notes
5.500%	07/13/16		1,000	1,015,000

				1,821,000

Israel
Teva Pharmaceutical Finance Co. LLC,
Gtd. Notes
0.250%	02/01/26		450	477,844

Italy
Eni SpA,
Sr. Unsec’d. Notes
0.625%	01/18/16	EUR	1,000	1,452,745

Japan — 0.2%
Asahi Group Holdings Ltd.,
Sr. Unsec’d. Notes
1.550%	05/26/28	JPY	59,000	808,862
Bank of Kyoto Ltd. (The),
Sub. Notes
5.230%	03/31/14	JPY	66,000	625,938
Daifuku Co. Ltd.,
Sr. Unsec’d. Notes
3.977%	10/02/17	JPY	20,000	226,949
Fukuyama Transporting Co. Ltd.,
Sr. Unsec’d. Notes
5.180%	03/22/17	JPY	30,000	335,082
Nagoya Railroad Co. Ltd.,
Sr. Unsec’d. Notes
0.500%	03/31/15	JPY	9,000	106,507

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

CONVERTIBLE BONDS (continued)
Japan (continued)
Nidec Corp.,
Sr. Unsec’d. Notes
1.900%	09/18/15	JPY	75,000	$808,328
Nippon Meat Packers, Inc.,
Sr. Unsec’d. Notes
6.132%(s)	03/03/14	JPY	57,000	744,908
Nomura Research Institute Ltd.,
Sr. Unsec’d. Notes
4.720%	03/31/14	JPY	77,000	732,089
Resorttrust, Inc.,
Sr. Unsec’d. Notes
2.134%(s)	07/27/18	JPY	30,000	323,983
Sekisui House Ltd.,
Sr. Unsec’d. Notes
12.210%	07/05/16	JPY	30,000	419,120
Takashimaya Co. Ltd.,
Sr. Unsec’d. Notes
18.220%	11/14/14	JPY	21,000	259,933
Yamato Holdings Co. Ltd.,
Sr. Unsec’d. Notes
8.930%	03/07/16	JPY	50,000	588,144

				5,979,843

Luxembourg
APERAM,
Sr. Unsec’d. Notes
2.625%	09/30/20		400	448,800

Mexico
Cemex SAB de CV,
Sub. Notes
3.250%	03/15/16		400	527,000
4.875%	03/15/15		500	592,500

				1,119,500

Russia — 0.1%
Lukoil International Finance BV,
Gtd. Notes
2.625%	06/16/15		1,700	1,826,650
Yandex NV,
Sr. Unsec’d. Notes, 144A
1.125%	12/15/18		98	107,004

				1,933,654

Singapore
CapitaCommercial Trust,
Sr. Unsec’d. Notes
2.500%	09/12/17	SGD	250	209,299
CapitaMall Trust,
Sr. Unsec’d. Notes
2.125%	04/19/14	SGD	250	198,502
Temasek Financial III Pte Ltd.,
Gtd. Notes
2.060%	10/24/14	SGD	1,000	791,632

				1,199,433

South Africa
Steinhoff Finance Holding GmbH,
Gtd. Notes
4.500%	03/31/18	EUR	300	485,968

SEE NOTES TO FINANCIAL STATEMENTS.

A236

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

CONVERTIBLE BONDS (continued)
South Africa (continued)
5.000%	05/22/16	EUR	600	$1,052,827

				1,538,795

South Korea
Lotte Shopping Co. Ltd.,
Sr. Unsec’d. Notes
1.926%(s)	07/05/16	JPY	40,000	394,170
SK Hynix, Inc.,
Sr. Unsec’d. Notes
2.650%	05/14/15		600	738,000

				1,132,170

Spain
Abengoa SA,
Sr. Unsec’d. Notes
6.250%	01/17/19	EUR	100	139,799

Sweden
Industrivarden AB,
Sr. Unsec’d. Notes
2.500%	02/27/15	EUR	150	263,929

Switzerland — 0.1%
Glencore Finance Europe SA,
Gtd. Notes
5.000%	12/31/14		1,500	1,680,000
Schindler Holding AG,
Sr. Unsec’d. Notes
0.375%	06/05/17	CHF	1,005	1,160,642

				2,840,642

United Arab Emirates — 0.1%
Aabar Investments PJSC,
Sr. Unsec’d. Notes
4.000%	05/27/16	EUR	1,000	1,626,771

United Kingdom — 0.3%
British Land Co. Jersey Ltd.,
Gtd. Notes
1.500%	09/10/17	GBP	1,300	2,385,457
Derwent London Capital No 2 Jersey Ltd.,
Gtd. Notes
1.125%	07/24/19	GBP	200	329,469
International Consolidated Airlines Group SA,
Sr. Unsec’d. Notes
1.750%	05/31/18	EUR	600	1,093,851
INTU Jersey Ltd.,
Gtd. Notes
2.500%	10/04/18	GBP	400	691,197
Subsea 7 SA,
Sr. Unsec’d. Notes
1.000%	10/05/17		2,400	2,413,920
TUI Travel PLC,
Sr. Unsec’d. Notes
4.900%	04/27/17	GBP	100	205,256
6.000%	10/05/14	GBP	600	1,195,271

				8,314,421

United States — 1.3%
Air Lease Corp.,
Sr. Unsec’d. Notes
3.875%	12/01/18		210	281,925

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CONVERTIBLE BONDS (continued)
United States (continued)
Archer-Daniels-Midland Co.,
Sr. Unsec’d. Notes
0.875%	02/15/14		545	$576,678
Ares Capital Corp.,
Sr. Unsec’d. Notes
4.750%	01/15/18		621	655,543
4.875%	03/15/17		350	368,156
Sr. Unsec’d. Notes, 144A
4.375%	01/15/19	(a)	300	312,187
Auxilium Pharmaceuticals, Inc.,
Sr. Unsec’d. Notes
1.500%	07/15/18		367	405,994
BioMarin Pharmaceutical, Inc.,
Sr. Sub. Notes
0.750%	10/15/18		636	673,763
Boston Properties LP,
Sr. Unsec’d. Notes, REIT, 144A
3.625%	02/15/14		444	445,387
Chesapeake Energy Corp.,
Gtd. Notes
2.500%	05/15/37	(a)	129	130,935
Cobalt International Energy, Inc.,
Sr. Unsec’d. Notes
2.625%	12/01/19	(a)	1,087	961,316
Electronic Arts, Inc.,
Sr. Unsec’d. Notes
0.750%	07/15/16		415	441,456
Encore Capital Group, Inc.,
Gtd. Notes, 144A
3.000%	07/01/20		543	682,483
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
1.000%	05/01/14		2	6,647
Health Care REIT, Inc.,
Sr. Unsec’d. Notes, REIT
3.000%	12/01/29		299	333,198
Hologic, Inc.,
Sr. Unsec’d. Notes
2.000%	12/15/37		390	454,594
2.000%	03/01/42	(a)	510	520,837
Hornbeck Offshore Services, Inc.,
Gtd. Notes
1.500%	09/01/19		400	474,250
Iconix Brand Group, Inc.,
Sr. Sub. Notes, 144A
1.500%	03/15/18		246	336,405
Illumina, Inc.,
Sr. Unsec’d. Notes, 144A
0.250%	03/15/16		616	855,855
Incyte Corp. Ltd.,
Sr. Unsec’d. Notes, 144A
0.375%	11/15/18		198	236,734
1.250%	11/15/20		57	69,148
Intel Corp.,
Jr. Sub. Notes
2.950%	12/15/35	(a)	1,315	1,472,800
3.250%	08/01/39	(a)	890	1,209,844

SEE NOTES TO FINANCIAL STATEMENTS.

A237

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CONVERTIBLE BONDS (continued)
United States (continued)
KB Home,
Gtd. Notes
1.375%	02/01/19	557	$553,171
Lam Research Corp.,
Sr. Unsec’d. Notes
0.500%	05/15/16(a)	1,546	1,760,507
Lennar Corp.,
Gtd. Notes, 144A
3.250%	11/15/21	515	925,713
Liberty Interactive LLC,
Sr. Unsec’d. Notes, 144A
0.750%	03/30/43	1,840	2,293,100
Liberty Media Corp.,
Sr. Unsec’d. Notes, 144A
1.375%	10/15/23	933	931,251
Linear Technology Corp.,
Sr. Unsec’d. Notes
3.000%	05/01/27	407	463,980
Medidata Solutions, Inc.,
Sr. Unsec’d. Notes, 144A
1.000%	08/01/18	186	237,266
Medivation, Inc.,
Sr. Unsec’d. Notes
2.625%	04/01/17	406	592,760
Meritage Homes Corp.,
Gtd. Notes
1.875%	09/15/32	260	291,363
MGM Resorts International,
Gtd. Notes
4.250%	04/15/15	365	501,875
Micron Technology, Inc.,
Sr. Unsec’d. Notes
3.000%	11/15/43	1,131	1,113,328
Sr. Unsec’d. Notes, 144A
1.625%	02/15/33	1	2,027
Molina Healthcare, Inc.,
Sr. Notes, 144A
1.125%	01/15/20	392	412,090
Peabody Energy Corp.,
Jr. Sub. Notes
4.750%	12/15/66(a)	930	735,281
priceline.com, Inc.,
Sr. Unsec’d. Notes
1.000%	03/15/18	672	926,520
Sr. Unsec’d. Notes, 144A
0.350%	06/15/20(a)	1,979	2,254,823
ProLogis LP,
Gtd. Notes, REIT
3.250%	03/15/15	245	273,481
Prospect Capital Corp.,
Sr. Unsec’d. Notes
5.750%	03/15/18	281	296,104
Sr. Unsec’d. Notes, 144A
5.875%	01/15/19	461	476,847
Redwood Trust, Inc.,
Sr. Unsec’d. Notes
4.625%	04/15/18	523	542,939

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CONVERTIBLE BONDS (continued)
United States (continued)
Royal Gold, Inc.,
Sr. Unsec’d. Notes
2.875%	06/15/19	356	$342,205
RTI International Metals, Inc.,
Gtd. Notes
1.625%	10/15/19	317	333,048
Salesforce.com, Inc.,
Sr. Unsec’d. Notes, 144A
0.250%	04/01/18	1,100	1,195,563
Salix Pharmaceuticals Ltd.,
Sr. Notes
1.500%	03/15/19	236	351,787
SanDisk Corp.,
Sr. Unsec’d. Notes, 144A
0.500%	10/15/20(a)	1,685	1,668,150
ServiceNow, Inc.,
Sr. Unsec’d. Notes, 144A
— %(s)	11/01/18	293	296,479
SolarCity Corp.,
Sr. Unsec’d. Notes
2.750%	11/01/18	157	185,751
Standard Pacific Corp.,
Gtd. Notes
1.250%	08/01/32	425	562,594
Starwood Property Trust, Inc.,
Sr. Unsec’d. Notes
4.550%	03/01/18	758	837,116
Take-Two Interactive Software Inc,
Sr. Unsec’d. Notes
1.000%	07/01/18	303	323,263
Web.com Group, Inc.,
Sr. Unsec’d. Notes
1.000%	08/15/18	324	363,690
WellPoint, Inc.,
Sr. Unsec’d. Notes
2.750%	10/15/42	863	1,168,286
Wright Medical Group, Inc.,
Sr. Unsec’d. Notes
2.000%	08/15/17	170	226,631
Xilinx, Inc.,
Jr. Sub. Notes
3.125%	03/15/37	1	1,583
Yahoo!, Inc.,
Sr. Unsec’d. Notes, 144A
0.242%(s)	12/01/18(a)	2,192	2,264,610

			37,611,317

TOTAL CONVERTIBLE BONDS (cost $90,033,429)			96,381,891

CORPORATE BONDS — 13.3%
Australia — 0.1%
BHP Billiton Finance USA Ltd.,
Gtd. Notes
2.050%	09/30/18	96	95,988
5.000%	09/30/43(a)	559	568,358
6.420%	03/01/26	75	88,711

SEE NOTES TO FINANCIAL STATEMENTS.

A238

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Australia (continued)
Bluescope Steel Ltd./Bluescope Steel Finance,
Gtd. Notes, 144A
7.125%	05/01/18	31	$32,473
FMG Resources August 2006 Pty Ltd.,
Gtd. Notes, 144A
6.875%	04/01/22(a)	324	353,160
7.000%	11/01/15	75	77,813
8.250%	11/01/19(a)	700	785,750
Macquarie Bank Ltd.,
Sr. Unsec’d. Notes, 144A
2.000%	08/15/16	225	227,558
Macquarie Group Ltd.,
Sr. Unsec’d. Notes, 144A
6.000%	01/14/20	300	331,362
7.625%	08/13/19	300	359,286
Nufarm Australia Ltd.,
Gtd. Notes, 144A
6.375%	10/15/19	107	110,745
WCI Finance LLC/WEA Finance LLC,
Gtd. Notes, 144A
5.700%	10/01/16	150	167,456
WEA Finance LLC/WT Finance Aust Pty Ltd.,
Gtd. Notes, 144A
3.375%	10/03/22(a)	216	204,486
Westpac Banking Corp.,
Covered Bonds, 144A
1.375%	05/30/18	400	387,760

			3,790,906

Azerbaijan
State Oil Co. of the Azerbaijan Republic,
Sr. Unsec’d. Notes, MTN
4.750%	03/13/23	200	188,500

Belgium — 0.1%
Anheuser-Busch InBev Finance, Inc.,
Gtd. Notes
1.250%	01/17/18(a)	180	176,117
Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes
2.500%	07/15/22	985	911,093
5.375%	01/15/20	145	166,410

			1,253,620

Bermuda
Catlin Insurance Co. Ltd.,
Jr. Sub. Notes, 144A
7.249%(c)	07/29/49	200	207,500
Teekay Corp.,
Sr. Unsec’d. Notes
8.500%	01/15/20	27	29,194

			236,694

Brazil
JBS USA LLC/JBS USA Finance, Inc.,
Gtd. Notes, 144A
7.250%	06/01/21(a)	102	106,335
7.250%	06/01/21(a)	64	66,560
8.250%	02/01/20	115	124,775

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Brazil (continued)
Petrobras Global Finance BV,
Gtd. Notes
4.375%	05/20/23(a)	95	$84,635
Petrobras International Finance Co.,
Gtd. Notes
7.875%	03/15/19	220	249,203
Vale Overseas Ltd.,
Gtd. Notes
4.375%	01/11/22	480	466,365

			1,097,873

Canada — 0.5%
Air Canada 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates, 144A
4.125%	05/15/25	78	76,050
Bank of Montreal,
Sr. Unsec’d. Notes, MTN
1.400%	09/11/17	58	57,101
1.450%	04/09/18	710	691,363
2.375%	01/25/19(a)	365	363,943
2.550%	11/06/22	340	310,837
Bank of Nova Scotia,
Sr. Unsec’d. Notes
1.375%	12/18/17	350	343,470
Barrick Gold Corp.,
Sr. Unsec’d. Notes
5.250%	04/01/42	20	16,683
6.950%	04/01/19	150	173,142
Barrick North America Finance LLC,
Gtd. Notes
4.400%	05/30/21	295	284,040
5.700%	05/30/41	260	223,368
Bombardier, Inc.,
Sr. Notes, 144A
6.125%	01/15/23	68	67,490
Sr. Unsec’d. Notes, 144A
7.750%	03/15/20	200	227,000
Brookfield Residential Properties, Inc.,
Gtd. Notes, 144A
6.500%	12/15/20(a)	80	83,000
Brookfield Residential Properties, Inc./Brookfield Residential US Corp.,
Gtd. Notes, 144A
6.125%	07/01/22	37	37,185
Canadian Imperial Bank of Commerce,
Sr. Unsec’d. Notes
0.900%	10/01/15	69	69,378
1.550%	01/23/18	125	122,263
Canadian Natural Resources Ltd.,
Sr. Unsec’d. Notes
5.700%	05/15/17	400	449,527
6.250%	03/15/38	150	166,617
Canadian Oil Sands Ltd.,
Gtd. Notes, 144A
6.000%	04/01/42	240	245,428
Canadian Pacific Railway Co.,
Sr. Unsec’d. Notes
7.125%	10/15/31	285	342,735

SEE NOTES TO FINANCIAL STATEMENTS.

A239

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Canada (continued)
Cascades, Inc.,
Gtd. Notes
7.750%	12/15/17	47	$48,997
CDP Financial, Inc.,
Gtd. Notes, 144A
4.400%	11/25/19	525	577,948
Cenovus Energy, Inc.,
Sr. Unsec’d. Notes
3.000%	08/15/22	885	829,899
4.450%	09/15/42(a)	140	126,063
Cogeco Cable, Inc.,
Gtd. Notes, 144A
4.875%	05/01/20	24	23,160
Enbridge, Inc.,
Sr. Unsec’d. Notes
4.000%	10/01/23	410	402,648
Garda World Security Corp.,
Gtd. Notes, 144A
7.250%	11/15/21	110	110,825
Hydro-Quebec,
Gov’t. Gtd. Notes
8.400%	01/15/22	150	196,021
9.400%	02/01/21	50	66,914
Inmet Mining Corp.,
Gtd. Notes, 144A
7.500%	06/01/21	35	36,575
8.750%	06/01/20	75	81,375
Masonite International Corp.,
Gtd. Notes, 144A
8.250%	04/15/21	110	121,000
Mattamy Group Corp.,
Sr. Unsec’d. Notes, 144A
6.500%	11/15/20	63	62,370
MEG Energy Corp.,
Gtd. Notes, 144A
7.000%	03/31/24	75	75,937
New Gold, Inc.,
Gtd. Notes, 144A
7.000%	04/15/20(a)	30	30,825
Sr. Unsec’d. Notes, 144A
6.250%	11/15/22	40	38,700
Norbord, Inc.,
Sr. Sec’d. Notes, 144A
5.375%	12/01/20	65	64,594
NOVA Chemicals Corp.,
Sr. Unsec’d. Notes, 144A
5.250%	08/01/23	30	30,900
Potash Corp. of Saskatchewan, Inc.,
Sr. Unsec’d. Notes
3.250%	12/01/17	225	234,784
Precision Drilling Corp.,
Gtd. Notes
6.500%	12/15/21(a)	130	138,450
Quebecor Media, Inc.,
Sr. Unsec’d. Notes
5.750%	01/15/23	440	425,700
Rogers Communications, Inc.,
Gtd. Notes
4.100%	10/01/23	160	160,301

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Canada (continued)
5.450%	10/01/43	95	$97,475
8.750%	05/01/32	240	311,147
Royal Bank of Canada,
Covered Bonds
1.200%	09/19/17(a)	528	523,160
2.000%	10/01/18	477	474,524
Sr. Unsec’d. Notes, MTN
2.200%	07/27/18	165	165,670
Stackpole International Intermediate/Stackpole International Powder,
Sr. Sec’d. Notes, 144A
7.750%	10/15/21(a)	75	78,000
Suncor Energy, Inc.,
Sr. Unsec’d. Notes
5.950%	12/01/34	150	163,327
6.100%	06/01/18	1,215	1,404,489
6.500%	06/15/38	261	303,840
Talisman Energy, Inc.,
Sr. Unsec’d. Notes
5.850%	02/01/37	150	144,932
6.250%	02/01/38	155	157,612
Taseko Mines Ltd.,
Gtd. Notes
7.750%	04/15/19	65	65,650
Teck Resources Ltd.,
Gtd. Notes
4.500%	01/15/21	150	151,116
Telesat Canada/Telesat LLC,
Sr. Unsec’d. Notes, 144A
6.000%	05/15/17(a)	75	78,000
Thomson Reuters Corp.,
Sr. Unsec’d. Notes
3.950%	09/30/21	405	403,490
5.850%	04/15/40	100	101,407
Toronto-Dominion Bank (The),
Sr. Unsec’d. Notes, MTN
1.400%	04/30/18	669	650,918
TransCanada PipeLines Ltd.,
Sr. Unsec’d. Notes
0.750%	01/15/16	150	149,624
3.800%	10/01/20	150	155,270
7.125%	01/15/19	100	120,871
7.250%	08/15/38	125	158,395
Trinidad Drilling Ltd.,
Gtd. Notes, 144A
7.875%	01/15/19(a)	100	106,250
Xstrata Finance Canada Ltd.,
Gtd. Notes, 144A
4.250%	10/25/22	325	309,881
5.550%	10/25/42	180	166,744

			14,676,398

China
CNOOC Finance 2013 Ltd.,
Gtd. Notes
1.125%	05/09/16	200	199,263
3.000%	05/09/23(a)	254	226,868
Sinopec Group Overseas Development 2013 Ltd.,
Gtd. Notes, 144A
4.375%	10/17/23	249	244,498

SEE NOTES TO FINANCIAL STATEMENTS.

A240

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
China (continued)
State Grid Overseas Investment 2013 Ltd.,
Gtd. Notes, 144A
1.750%	05/22/18		200	$193,997

				864,626

Costa Rica
Instituto Costarricense De Electricidad,
Sr. Unsec’d. Notes
6.950%	11/10/21		200	205,250

Croatia
Hrvatska Elektroprivreda,
Sr. Unsec’d. Notes, 144A
6.000%	11/09/17		200	203,500

Finland
Nokia OYJ,
Sr. Unsec’d. Notes
5.375%	05/15/19		62	64,325
6.625%	05/15/39		20	19,650

				83,975

France — 0.2%
Alcatel-Lucent USA, Inc.,
Sr. Unsec’d. Notes
6.450%	03/15/29		266	235,410
AXA SA,
Sub. Notes
8.600%	12/15/30		150	184,687
BNP Paribas SA,
Sr. Unsec’d. Notes
0.250%	09/27/16	EUR	1,100	1,613,908
Sr. Unsec’d. Notes, MTN
3.250%	03/03/23		210	198,690
BPCE SA,
Gtd. Notes
2.500%	12/10/18		625	621,654
Sub. Notes, 144A
5.700%	10/22/23		550	566,643
Orange SA,
Sr. Unsec’d. Notes
4.125%	09/14/21(a)		540	546,704
5.375%	01/13/42		269	270,165
8.500%	03/01/31		120	165,681
Orpea,
Sr. Unsec’d. Notes
1.750%	01/01/20	EUR	1,232	880,288
Societe Generale SA,
Bank Gtd. Notes
2.625%	10/01/18		380	383,333
Total Capital Canada Ltd.,
Gtd. Notes
0.624%(c)	01/15/16		36	36,190
Total Capital International SA,
Gtd. Notes
2.700%	01/25/23		200	184,489
2.875%	02/17/22		200	190,191
3.700%	01/15/24		120	118,653

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
France (continued)
Total Capital SA,
Gtd. Notes
4.125%	01/28/21(a)	960	$1,015,408

			7,212,094

Georgia
Georgian Railway JSC,
Sr. Unsec’d. Notes, 144A
7.750%	07/11/22	200	207,740

Germany — 0.2%
Daimler Finance North America LLC,
Gtd. Notes
8.500%	01/18/31	170	246,829
Gtd. Notes, 144A
1.875%	01/11/18	335	329,989
2.250%	07/31/19	150	147,014
2.300%	01/09/15	1,000	1,013,893
2.950%	01/11/17	150	154,890
Deutsche Telekom International Finance BV,
Gtd. Notes, 144A
2.250%	03/06/17	1,475	1,496,011
Fresenius Medical Care US Finance, Inc.,
Gtd. Notes, 144A
5.750%	02/15/21	135	143,100
Fresenius Medical Care US Finance II, Inc.,
Gtd. Notes, 144A
5.625%	07/31/19	250	270,000
5.875%	01/31/22	75	79,125
Schaeffler Finance BV,
Sr. Sec’d. Notes, 144A
4.750%	05/15/21(a)	250	249,375
Siemens Financieringsmaatschappij NV,
Gtd. Notes, 144A
5.750%	10/17/16	180	202,825
6.125%	08/17/26	160	184,629

			4,517,680

Hong Kong
Hutchison Whampoa International 12 II Ltd.,
Gtd. Notes, 144A
3.250%	11/08/22	200	182,931

Indonesia
Pertamina Persero PT,
Sr. Unsec’d. Notes
5.250%	05/23/21	300	288,750
6.500%	05/27/41	200	175,000

			463,750

Ireland
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc.,
Sr. Unsec’d. Notes, 144A
7.000%	11/15/20(a)	200	202,000
XL Group PLC,
Gtd. Notes
6.375%	11/15/24	135	154,733

			356,733

SEE NOTES TO FINANCIAL STATEMENTS.

A241

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Israel
Teva Pharmaceutical Finance Co. BV,
Gtd. Notes
3.650%	11/10/21	170	$166,739

Italy — 0.1%
Prysmian SpA,
Sr. Unsec’d. Notes
1.250%	03/08/18	EUR 500	773,284
Wind Acquisition Finance SA,
Sr. Sec’d. Notes, 144A
7.250%	02/15/18(a)	475	499,938

			1,273,222

Japan — 0.1%
American Honda Finance Corp.,
Sr. Unsec’d. Notes
2.125%	10/10/18	117	116,518
Sr. Unsec’d. Notes, 144A
1.600%	02/16/18	200	196,958
2.125%	02/28/17	275	278,097
Bank of Tokyo-Mitsubishi UFJ Ltd. (The),
Sr. Unsec’d. Notes, 144A
2.700%	09/09/18	400	404,460
4.100%	09/09/23	200	200,375
Nissan Motor Acceptance Corp.,
Unsec’d. Notes, 144A
1.800%	03/15/18(a)	267	260,673
Softbank Corp.,
Gtd. Notes, 144A
4.500%	04/15/20	200	195,000
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, MTN
1.250%	10/05/17	86	84,424
2.000%	10/24/18(a)	244	243,929
4.250%	01/11/21	325	348,087

			2,328,521

Kazakhstan
KazMunayGas National Co.,
Sr. Unsec’d. Notes
4.400%	04/30/23	310	287,525
7.000%	05/05/20	240	269,400
9.125%	07/02/18	220	266,750
Sr. Unsec’d. Notes, 144A
5.750%	04/30/43	200	172,540

			996,215

Luxembourg — 0.2%
ArcelorMittal,
Sr. Unsec’d. Notes
5.000%	02/25/17(a)	100	107,250
6.750%	02/25/22	465	505,687
7.500%	10/15/39	240	235,800
10.350%	06/01/19(a)	100	126,500
Ardagh Packaging Finance PLC,
Gtd. Notes, 144A
9.125%	10/15/20(a)	450	492,750
Sr. Sec’d. Notes, 144A
7.375%	10/15/17(a)	230	247,250

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Luxembourg (continued)
Bumble Bee Holdings, Inc.,
Sr. Sec’d. Notes, 144A
9.000%	12/15/17	650	$711,750
ConvaTec Healthcare E SA,
Gtd. Notes, 144A
10.500%	12/15/18	400	449,500
Intelsat Jackson Holdings SA,
Gtd. Notes
6.625%	12/15/22	40	41,200
7.250%	10/15/20(a)	1,000	1,093,750
7.500%	04/01/21(a)	295	325,237
Intelsat Luxembourg SA,
Gtd. Notes, 144A
7.750%	06/01/21(a)	545	584,513
8.125%	06/01/23	120	128,700

			5,049,887

Mexico — 0.2%
America Movil SAB de CV,
Gtd. Notes
5.000%	10/16/19	200	218,500
5.000%	03/30/20	330	357,411
6.125%	03/30/40	100	105,812
Sr. Unsec’d. Notes
1.244%(c)	09/12/16	350	353,631
3.125%	07/16/22	945	872,375
Cemex Espana Luxembourg,
Sr. Sec’d. Notes, 144A
9.250%	05/12/20	540	592,650
9.875%	04/30/19(a)	150	171,375
Cemex Finance LLC,
Sr. Sec’d. Notes
9.375%	10/12/22	200	225,500
Comision Federal de Electricidad,
Sr. Unsec’d. Notes, 144A
4.875%	01/15/24	240	238,200
Metalsa SA De CV,
Gtd. Notes, 144A
4.900%	04/24/23	150	136,125
Petroleos Mexicanos,
Gtd. Notes
2.266%(c)	07/18/18	30	30,900
3.500%	07/18/18(a)	10	10,263
4.875%	01/24/22	100	102,750
4.875%	01/18/24	60	60,000
5.500%	01/21/21	520	559,000
6.000%	03/05/20	590	655,490
6.500%	06/02/41	470	491,150
Red De Carreteras De Occidente Sapib De CV,
Sr. Sec’d. Notes, 144A
9.000%	06/10/28	MXN 2,140	146,698

			5,327,830

Netherlands — 0.2%
ABN AMRO Bank NV,
Sr. Unsec’d. Notes, 144A
2.500%	10/30/18	510	508,898

SEE NOTES TO FINANCIAL STATEMENTS.

A242

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Netherlands (continued)
Basell Finance Co. BV,
Gtd. Notes, 144A
8.100%	03/15/27		88	$111,117
Bluewater Holding BV,
Gtd. Notes, 144A
10.000%	12/10/19		100	100,813
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
Bank Gtd. Notes
3.875%	02/08/22		375	377,044
Heineken NV,
Sr. Unsec’d. Notes, 144A
1.400%	10/01/17		30	29,432
3.400%	04/01/22		300	292,897
ING Bank NV,
Sr. Unsec’d. Notes, 144A
1.375%	03/07/16		250	250,394
Unsec’d. Notes, 144A
2.000%	09/25/15		200	203,313
Koninklijke Philips Electronics NV,
Sr. Unsec’d. Notes
3.750%	03/15/22		180	180,097
NXP BV/NXP Funding LLC,
Gtd. Notes, 144A
5.750%	02/15/21	(a)	250	261,250
Sensata Technologies BV,
Gtd. Notes, 144A
4.875%	10/15/23		42	39,480
6.500%	05/15/19		350	375,375
Shell International Finance BV,
Gtd. Notes
2.250%	01/06/23	(a)	730	651,836
2.375%	08/21/22		240	219,761
3.400%	08/12/23		175	170,564
4.300%	09/22/19		150	164,418
4.550%	08/12/43		195	190,192
UPCB Finance III Ltd.,
Sr. Sec’d. Notes, 144A
6.625%	07/01/20		500	531,250
UPCB Finance V Ltd.,
Sr. Sec’d. Notes, 144A
7.250%	11/15/21		150	162,750

				4,820,881

Norway — 0.1%
DNB Bank ASA,
Sr. Unsec’d. Notes, 144A
3.200%	04/03/17		510	533,179
Seadrill Ltd.,
Sr. Unsec’d. Notes, 144A
5.625%	09/15/17		200	207,000
Siem Industries, Inc.,
Sr. Sec’d. Notes
1.000%	09/12/19		200	200,500
Statoil ASA,
Gtd. Notes
1.150%	05/15/18		168	162,289
2.450%	01/17/23		155	141,285
2.900%	11/08/20		301	299,031
6.700%	01/15/18		20	23,552

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Norway (continued)
7.250%	09/23/27		160	$207,442
World Wide Supply A/S,
Sr. Sec’d. Notes, 144A
7.750%	05/26/17		40	40,050

				1,814,328

Peru
BBVA Banco Continental SA,
Sr. Unsec’d. Notes, 144A
3.250%	04/08/18		70	70,000
Cia Minera Milpo SAA,
Sr. Unsec’d. Notes, 144A
4.625%	03/28/23		200	181,000

				251,000

Russia — 0.1%
Federal Grid Co. OJS via Federal Grid Finance Ltd.,
Unsec’d. Notes, MTN
8.446%	03/13/19	RUB	7,600	228,467
Russian Agricultural Bank OJSC Via RSHB Capital SA,
Sr. Unsec’d. Notes
7.750%	05/29/18		300	337,875
Russian Railways via RZD Capital Ltd.,
Sr. Unsec’d. Notes
5.700%	04/05/22		500	508,500
VimpelCom Holdings BV,
Gtd. Notes
7.504%	03/01/22		200	208,924
Gtd. Notes, 144A
7.504%	03/01/22		200	208,924
VTB Bank OJSC Via VTB Capital SA,
Sub. Notes, 144A
6.950%	10/17/22		200	205,000

				1,697,690

Singapore
CapitaLand Ltd.,
Sr. Unsec’d. Notes
1.850%	06/19/20	SGD	250	180,524

South Africa
Eskom Holdings SOC Ltd.,
Sr. Unsec’d. Notes, 144A
6.750%	08/06/23		320	327,200

South Korea
Magnachip Semiconductor Corp.,
Sr. Unsec’d. Notes
6.625%	07/15/21		125	127,187
Samsung Electronics America, Inc.,
Gtd. Notes, 144A
1.750%	04/10/17		510	506,734

				633,921

Spain
Telefonica Emisiones SAU,
Gtd. Notes
3.192%	04/27/18		151	153,781
4.570%	04/27/23		420	414,157
5.877%	07/15/19		100	111,510
6.421%	06/20/16		100	111,435

SEE NOTES TO FINANCIAL STATEMENTS.

A243

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Spain (continued)
7.045%	06/20/36	225	$248,027

			1,038,910

Sri Lanka
Bank of Ceylon,
Sr. Unsec’d. Notes, 144A
6.875%	05/03/17	200	200,500

Sweden — 0.2%
Nordea Bank AB,
Sr. Unsec’d. Notes, 144A
1.625%	05/15/18(a)	560	547,172
3.125%	03/20/17	395	413,044
Sub. Notes, 144A
4.250%	09/21/22	295	291,687
Skandinaviska Enskilda Banken AB,
Sr. Unsec’d. Notes, 144A
1.750%	03/19/18	1,325	1,298,004
2.375%	11/20/18	200	198,698
Stadshypotek AB,
Covered Bonds, 144A
1.875%	10/02/19	309	297,814
Svenska Handelsbanken AB,
Sr. Unsec’d. Notes
2.500%	01/25/19(a)	1,105	1,113,595
Swedbank AB,
Sr. Unsec’d. Notes, 144A
1.750%	03/12/18	295	289,845
2.125%	09/29/17	1,050	1,050,319

			5,500,178

Switzerland — 0.1%
Credit Suisse,
Sr. Unsec’d. Notes
5.300%	08/13/19	100	112,254
Sub. Notes
5.400%	01/14/20(a)	570	633,460
Credit Suisse AG,
Sub. Notes, 144A
6.500%	08/08/23(a)	585	622,294
Swiss Re Capital I LP,
Gtd. Notes, 144A
6.854%(c)	05/29/49	188	198,716
UBS AG,
Sr. Unsec’d. Notes
5.750%	04/25/18	150	172,208
5.875%	12/20/17	200	229,505

			1,968,437

Taiwan
TPK Holding Co. Ltd.,
Sr. Unsec’d. Notes
1.974%(s)	10/01/17	500	457,500

United Arab Emirates
Shelf Drilling Holdings Ltd.,
Sr. Sec’d. Notes, 144A
8.625%	11/01/18(a)	60	64,800

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United Kingdom — 0.6%
Aon Corp.,
Gtd. Notes
3.500%	09/30/15	100	$104,369
Ashtead Capital, Inc.,
Sec’d. Notes, 144A
6.500%	07/15/22	200	213,250
Barclays Bank PLC,
Sr. Unsec’d. Notes
2.750%	02/23/15	200	204,518
5.000%	09/22/16	200	220,189
Sub. Notes, 144A
6.050%	12/04/17(a)	740	827,307
BAT International Finance PLC,
Gtd. Notes, 144A
1.400%	06/05/15	50	50,421
3.250%	06/07/22	175	167,615
BP Capital Markets PLC,
Gtd. Notes
1.375%	11/06/17	311	306,271
3.200%	03/11/16	940	987,074
3.245%	05/06/22	840	814,180
3.561%	11/01/21	360	362,813
Gtd. Notes, MTN
2.241%	09/26/18	200	200,577
British Telecommunications PLC,
Sr. Unsec’d. Notes
1.625%	06/28/16	200	201,762
2.000%	06/22/15	865	880,211
9.625%	12/15/30	50	74,612
Centrica PLC,
Sr. Unsec’d. Notes, 144A
5.375%	10/16/43	200	201,410
CEVA Group PLC,
Sr. Sec’d. Notes, 144A
8.375%	12/01/17	300	313,500
Diageo Capital PLC,
Gtd. Notes
2.625%	04/29/23	230	209,697
GlaxoSmithKline Capital PLC,
Gtd. Notes
2.850%	05/08/22	1,180	1,112,912
Heathrow Funding Ltd.,
Sr. Sec’d. Notes, 144A
2.500%	06/25/15	860	871,358
HSBC Bank PLC,
Sr. Notes, 144A
3.500%	06/28/15	200	208,465
Sr. Unsec’d. Notes, 144A
1.500%	05/15/18	330	322,235
4.125%	08/12/20(a)	705	745,953
4.750%	01/19/21	300	325,628
HSBC Holdings PLC,
Sr. Unsec’d. Notes
4.000%	03/30/22	250	256,962
4.875%	01/14/22	220	237,406
5.100%	04/05/21(a)	920	1,022,533
Ineos Finance PLC,
Sr. Sec’d. Notes, 144A
7.500%	05/01/20	850	931,813

SEE NOTES TO FINANCIAL STATEMENTS.

A244

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United Kingdom (continued)
Jaguar Land Rover Automotive PLC,
Gtd. Notes, 144A
5.625%	02/01/23(a)	150	$150,000
New Look Bondco I PLC,
Sr. Sec’d. Notes, 144A
8.375%	05/14/18	200	207,000
Rio Tinto Finance USA PLC,
Gtd. Notes
2.250%	12/14/18	200	199,013
2.875%	08/21/22	640	596,499
Royal Bank of Scotland Group PLC,
Sub. Notes
6.125%	12/15/22(a)	445	454,790
Royal Bank of Scotland PLC (The),
Bank Gtd. Notes
6.125%	01/11/21	97	109,791
Sub. Notes
9.500%(c)	03/16/22	158	184,983
SABMiller Holdings, Inc.,
Gtd. Notes, 144A
1.850%	01/15/15	800	809,590
2.450%	01/15/17	620	634,871
3.750%	01/15/22(a)	400	401,492
Santander UK PLC,
Sub. Notes, 144A
5.000%	11/07/23	205	205,763
Standard Chartered PLC,
Sub. Notes, 144A
5.200%	01/26/24(a)	300	299,399
Virgin Media Finance PLC,
Gtd. Notes
8.375%	10/15/19	67	73,198
Virgin Media Secured Finance PLC,
Sr. Sec’d. Notes, 144A
5.375%	04/15/21	350	350,000
Vodafone Group PLC,
Sr. Unsec’d. Notes
1.500%	02/19/18	100	97,499
2.500%	09/26/22	150	132,472
4.375%	02/19/43	455	393,178

			17,674,579

United States — 10.3%
21st Century Fox America, Inc.,
Gtd. Notes
6.150%	02/15/41	345	384,511
6.900%	03/01/19	100	119,963
9.500%	07/15/24	200	261,696
Gtd. Notes, 144A
5.400%	10/01/43	115	116,444
AbbVie, Inc.,
Sr. Unsec’d. Notes
1.200%	11/06/15	410	414,167
1.750%	11/06/17	1,254	1,251,852
4.400%	11/06/42	140	130,574
Acadia Healthcare Co., Inc.,
Gtd. Notes, 144A
6.125%	03/15/21	48	49,200

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Accellent, Inc.,
Sr. Sec’d. Notes
8.375%	02/01/17	300	$313,875
ACCO Brands Corp.,
Gtd. Notes
6.750%	04/30/20	100	98,750
ACE Cash Express, Inc.,
Sr. Sec’d. Notes, 144A
11.000%	02/01/19	230	184,575
ACE INA Holdings, Inc.,
Gtd. Notes
2.700%	03/13/23	170	155,775
Actavis, Inc.,
Sr. Unsec’d. Notes
1.875%	10/01/17	195	192,966
3.250%	10/01/22	187	174,418
Activision Blizzard, Inc.,
Gtd. Notes, 144A
5.625%	09/15/21	40	41,400
6.125%	09/15/23(a)	25	26,063
ADT Corp. (The),
Sr. Unsec’d. Notes
3.500%	07/15/22	27	23,502
4.125%	06/15/23(a)	355	315,067
Sr. Unsec’d. Notes, 144A
6.250%	10/15/21(a)	115	120,750
Advance Auto Parts, Inc.,
Gtd. Notes
4.500%	01/15/22	250	253,685
Advanced Micro Devices, Inc.,
Sr. Unsec’d. Notes
7.500%	08/15/22	72	69,840
AES Corp. (The),
Sr. Unsec’d. Notes
8.000%	10/15/17	30	35,250
8.000%	06/01/20	400	468,000
Aetna, Inc.,
Sr. Unsec’d. Notes
2.750%	11/15/22	560	515,845
Aflac, Inc.,
Sr. Unsec’d. Notes
3.625%	06/15/23	125	120,997
4.000%	02/15/22	100	100,647
6.900%	12/17/39	100	122,993
AGL Capital Corp.,
Gtd. Notes
3.500%	09/15/21	180	179,083
4.400%	06/01/43	83	74,838
5.250%	08/15/19	150	167,846
5.875%	03/15/41	100	109,683
AIG SunAmerica Global Financing X,
Sr. Sec’d. Notes, 144A
6.900%	03/15/32	150	181,858
Air Lease Corp.,
Sr. Unsec’d. Notes
3.375%	01/15/19	665	665,000
Aircastle Ltd.,
Sr. Unsec’d. Notes
4.625%	12/15/18	52	52,390

SEE NOTES TO FINANCIAL STATEMENTS.

A245

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
7.625%	04/15/20(a)	400	$449,000
AK Steel Corp.,
Sr. Sec’d. Notes
8.750%	12/01/18	95	106,163
Alabama Power Co.,
Sr. Unsec’d. Notes
3.550%	12/01/23	92	90,295
3.850%	12/01/42	70	59,709
6.000%	03/01/39	95	110,851
Aleris International, Inc.,
Gtd. Notes
7.625%	02/15/18	12	12,690
7.875%	11/01/20	60	63,750
Alliant Techsystems, Inc.,
Sr. Unsec’d. Notes, 144A
5.250%	10/01/21	41	41,103
Allison Transmission, Inc.,
Gtd. Notes, 144A
7.125%	05/15/19	300	323,250
Allstate Corp. (The),
Sr. Unsec’d. Notes
3.150%	06/15/23	142	134,665
Sub. Notes
5.750%(c)	08/15/53(a)	325	327,437
Ally Financial, Inc.,
Gtd. Notes
5.500%	02/15/17	640	692,800
6.250%	12/01/17(a)	1,245	1,388,175
7.500%	09/15/20(a)	55	64,075
8.000%	11/01/31(a)	440	526,350
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.,
Gtd. Notes
9.625%	10/15/18	36	38,520
Altria Group, Inc.,
Gtd. Notes
2.850%	08/09/22	1,220	1,123,280
4.250%	08/09/42(a)	180	153,615
Amazon.com, Inc.,
Sr. Unsec’d. Notes
2.500%	11/29/22(a)	650	585,927
AMC Entertainment, Inc.,
Gtd. Notes
9.750%	12/01/20	450	514,687
American Airlines 2013-1 Class A Pass-Through Trust, Pass-Through Certificates, 144A
4.000%	07/15/25(a)	200	193,500
American Airlines 2013-2 Class A Pass-Through Trust,
Equipment Trust, 144A
4.950%	07/15/24	507	528,547
American Axle & Manufacturing, Inc.,
Gtd. Notes
7.750%	11/15/19	250	284,375
American Express Centurion Bank,
Sr. Unsec’d. Notes
6.000%	09/13/17	250	286,817
American Express Co.,
Sr. Unsec’d. Notes
1.550%	05/22/18(a)	705	688,361
2.650%	12/02/22	603	559,387

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
American International Group, Inc.,
Jr. Sub. Debs.
8.175%(c)	05/15/58	275	$332,750
Sr. Unsec’d. Notes
3.375%	08/15/20	780	784,536
4.125%	02/15/24	165	164,043
6.400%	12/15/20	555	655,933
American Tower Corp.,
Sr. Unsec’d. Notes
3.500%	01/31/23	475	433,079
American Tower Trust I,
Sr. Sec’d. Notes, 144A
1.551%	03/15/43	225	219,595
American Water Capital Corp.,
Sr. Unsec’d. Notes
3.850%	03/01/24	250	246,984
4.300%	12/01/42	47	42,697
Ameriprise Financial, Inc.,
Sr. Unsec’d. Notes
4.000%	10/15/23	280	279,170
AmerisourceBergen Corp.,
Gtd. Notes
3.500%	11/15/21	210	206,364
Amgen, Inc.,
Sr. Unsec’d. Notes
3.625%	05/15/22	250	247,663
5.650%	06/15/42	290	307,120
6.375%	06/01/37	200	229,372
6.400%	02/01/39	137	156,833
Amkor Technology, Inc.,
Gtd. Notes
7.375%	05/01/18	250	263,750
Sr. Unsec’d. Notes
6.625%	06/01/21	70	72,625
AmSouth BanCorp,
Sub. Notes
6.750%	11/01/25	170	178,234
Amsurg Corp.,
Gtd. Notes
5.625%	11/30/20	42	43,680
Anadarko Holding Co.,
Sr. Unsec’d. Notes
7.150%	05/15/28	350	405,831
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
6.375%	09/15/17	685	786,427
8.700%	03/15/19	100	126,607
Anixter, Inc.,
Gtd. Notes
5.625%	05/01/19	100	105,125
Antero Resources Finance Corp.,
Gtd. Notes
6.000%	12/01/20	147	154,350
Gtd. Notes, 144A
5.375%	11/01/21(a)	35	35,350
Apache Corp.,
Sr. Unsec’d. Notes
3.625%	02/01/21	100	102,954
5.100%	09/01/40	145	147,223

SEE NOTES TO FINANCIAL STATEMENTS.

A246

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Appalachian Power Co.,
Sr. Unsec’d. Notes
6.700%	08/15/37	125	$144,784
Apple, Inc.,
Sr. Unsec’d. Notes
0.492%(c)	05/03/18	214	213,638
2.400%	05/03/23(a)	364	327,313
3.850%	05/04/43(a)	635	530,495
ARAMARK Corp.,
Gtd. Notes, 144A
5.750%	03/15/20(a)	45	47,025
Arizona Public Service Co.,
Sr. Unsec’d. Notes
4.500%	04/01/42	75	71,816
Arrow Electronics, Inc.,
Sr. Unsec’d. Notes
3.000%	03/01/18	26	26,013
6.000%	04/01/20	150	159,968
7.500%	01/15/27	100	114,842
Artesyn Escrow, Inc.,
Sr. Sec’d. Notes, 144A
9.750%	10/15/20	22	23,100
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC,
Sr. Unsec’d. Notes, 144A
7.875%	12/15/20	25	26,250
Ashland, Inc.,
Gtd. Notes
4.750%	08/15/22	255	242,250
Sr. Unsec’d. Notes
3.875%	04/15/18(a)	85	86,063
Associates Corp. of North America,
Sr. Unsec’d. Notes
6.950%	11/01/18	97	115,411
AT&T, Inc.,
Sr. Unsec’d. Notes
1.400%	12/01/17(a)	110	108,443
1.700%	06/01/17	485	482,028
2.350%	11/27/18(a)	550	550,472
2.625%	12/01/22(a)	175	157,896
3.000%	02/15/22	100	94,215
3.875%	08/15/21	300	303,930
4.300%	12/15/42	1,125	954,269
4.350%	06/15/45	250	211,648
5.625%	06/15/16	55	60,697
6.300%	01/15/38	75	82,894
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.,
Gtd. Notes, 144A
4.750%	11/15/21	100	91,500
5.875%	08/01/23	81	77,153
Atmos Energy Corp,
Sr. Unsec’d. Notes
8.500%	03/15/19	300	384,438
Audatex North America, Inc.,
Gtd. Notes, 144A
6.000%	06/15/21	364	381,290
6.125%	11/01/23	11	11,330
AvalonBay Communities, Inc.,
Sr. Unsec’d. Notes
3.625%	10/01/20	355	358,868

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Avaya, Inc.,
Sec’d. Notes, 144A
10.500%	03/01/21(a)	70	$66,850
Sr. Sec’d. Notes, 144A
7.000%	04/01/19	840	823,200
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes
5.500%	04/01/23	46	44,563
8.250%	01/15/19(a)	650	708,500
9.750%	03/15/20	100	117,250
Axiall Corp.,
Gtd. Notes, 144A
4.875%	05/15/23	75	70,875
Ball Corp.,
Gtd. Notes
5.000%	03/15/22	100	99,000
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
2.800%	08/15/22	315	293,225
3.350%	07/01/23	230	220,824
3.500%	11/15/21	110	109,206
Bank of America Corp.,
Jr. Sub. Notes
8.000%(c)	12/29/49(a)	1,795	1,988,860
Sr. Unsec’d. Notes
1.500%	10/09/15	590	595,941
3.750%	07/12/16	1,150	1,222,585
5.625%	10/14/16	300	334,315
5.625%	07/01/20	150	171,407
5.650%	05/01/18	250	284,567
5.750%	12/01/17	200	227,623
5.875%	01/05/21	100	114,939
6.000%	09/01/17	130	148,433
7.625%	06/01/19	675	837,221
Sr. Unsec’d. Notes, MTN
2.000%	01/11/18	1,270	1,267,747
3.300%	01/11/23	1,179	1,115,649
3.625%	03/17/16	400	420,826
5.000%	05/13/21	350	382,471
5.875%	02/07/42(a)	270	308,796
Sub. Notes
5.420%	03/15/17	400	439,755
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes
3.550%	09/23/21	495	506,455
5.450%	05/15/19	100	113,617
Sr. Unsec’d. Notes, MTN
2.100%	01/15/19	247	244,826
Sub. Notes
4.500%(c)	12/29/49	360	326,700
Bankrate, Inc.,
Gtd. Notes, 144A
6.125%	08/15/18	38	39,520
Basic Energy Services, Inc.,
Gtd. Notes
7.750%	02/15/19	20	20,900
7.750%	10/15/22	113	116,673

SEE NOTES TO FINANCIAL STATEMENTS.

A247

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Baxter International, Inc.,
Sr. Unsec’d. Notes
1.850%	06/15/18	91	$89,862
BB&T Corp.,
Sr. Unsec’d. Notes, MTN
1.600%	08/15/17	200	198,215
2.050%	06/19/18	83	82,173
3.200%	03/15/16	200	209,141
BC Mountain LLC/BC Mountain Finance, Inc.,
Gtd. Notes, 144A
7.000%	02/01/21(a)	67	67,670
BE Aerospace, Inc.,
Sr. Unsec’d. Notes
5.250%	04/01/22	200	203,000
Beam, Inc.,
Sr. Unsec’d. Notes
3.250%	05/15/22	100	95,839
Belden, Inc.,
Gtd. Notes, 144A
5.500%	09/01/22	265	259,700
Berkshire Hathaway Finance Corp.,
Gtd. Notes
2.900%	10/15/20	293	290,565
3.000%	05/15/22	380	364,289
5.750%	01/15/40	180	199,115
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes
3.750%	08/15/21	350	360,861
4.500%	02/11/43(a)	345	318,934
Berry Plastics Corp.,
Sec’d. Notes
9.500%	05/15/18(a)	160	171,600
Best Buy Co., Inc.,
Sr. Unsec’d. Notes
5.000%	08/01/18	45	47,137
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II,
Gtd. Notes, 144A
5.625%	12/15/16(a)	65	66,300
6.000%	06/15/17(a)	5	5,063
Bill Barrett Corp.,
Gtd. Notes
7.000%	10/15/22(a)	200	207,500
7.625%	10/01/19(a)	75	80,625
BI-LO LLC/BI-LO Finance Corp.,
Sr. Unsec’d. Notes, PIK, 144A
8.625%	09/15/18	31	32,395
Biomet, Inc.,
Gtd. Notes
6.500%	08/01/20	625	656,250
6.500%	10/01/20(a)	150	154,500
Boeing Co. (The),
Sr. Unsec’d. Notes
7.950%	08/15/24	495	660,428
Boise Cascade Co.,
Gtd. Notes
6.375%	11/01/20	82	86,305

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Bonanza Creek Energy, Inc.,
Gtd. Notes
6.750%	04/15/21	60	$62,850
Boston Properties LP,
Sr. Unsec’d. Notes, REIT
3.125%	09/01/23(a)	220	200,946
3.800%	02/01/24	105	100,691
3.850%	02/01/23(a)	425	415,245
4.125%	05/15/21	150	153,239
Brandywine Operating Partnership LP,
Gtd. Notes
5.700%	05/01/17	200	220,063
BreitBurn Energy Partners LP/BreitBurn Finance Corp.,
Gtd. Notes
7.875%	04/15/22	475	494,000
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
2.000%	08/01/22	140	123,921
Building Materials Corp. of America,
Sr. Notes, 144A
6.750%	05/01/21(a)	195	211,087
Bunge Ltd. Finance Corp.,
Gtd. Notes
4.100%	03/15/16	100	105,594
8.500%	06/15/19	100	122,848
Burger King Corp.,
Gtd. Notes
9.875%	10/15/18	95	105,450
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
3.450%	09/15/21	510	503,668
4.100%	06/01/21	360	369,820
4.450%	03/15/43	315	285,614
5.750%	05/01/40	345	378,601
7.950%	08/15/30	100	130,408
Cablevision Systems Corp.,
Sr. Unsec’d. Notes
5.875%	09/15/22	123	117,773
8.000%	04/15/20(a)	225	251,437
Caesars Entertainment Operating Co., Inc.,
Sr. Sec’d. Notes
8.500%	02/15/20	1,845	1,775,813
9.000%	02/15/20(a)	300	291,750
Caesars Entertainment Resorts Properties,
Sr. Sec’d. Notes, 144A
8.000%	10/01/20	100	104,000
Calpine Corp.,
Sr. Sec’d. Notes, 144A
5.875%	01/15/24	42	41,055
6.000%	01/15/22(a)	75	76,875
7.875%	07/31/20	464	508,080
7.875%	01/15/23	500	546,250
Calumet Specialty Products Partners LP/Calumet Finance Corp.,
Gtd. Notes
9.625%	08/01/20	100	112,250
Gtd. Notes, 144A
7.625%	01/15/22	40	40,400

SEE NOTES TO FINANCIAL STATEMENTS.

A248

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Camden Property Trust,
Sr. Unsec’d. Notes
4.875%	06/15/23	245	$255,507
5.700%	05/15/17	231	256,804
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp.,
Gtd. Notes, 144A
7.750%	02/15/18	50	52,875
Capital One Bank USA NA,
Sub. Notes
3.375%	02/15/23(a)	955	887,844
Capital One Financial Corp.,
Sr. Unsec’d. Notes
1.000%	11/06/15	91	90,960
2.150%	03/23/15	1,555	1,580,783
3.500%	06/15/23	40	37,548
4.750%	07/15/21(a)	200	212,670
Capsugel SA,
Sr. Unsec’d. Notes, PIK, 144A
7.000%	05/15/19	32	32,600
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
4.600%	03/15/43	160	149,404
Cargill, Inc.,
Sr. Unsec’d. Notes, 144A
7.350%	03/06/19	250	302,606
Case New Holland, Inc.,
Gtd. Notes
7.875%	12/01/17	300	354,000
Casella Waste Systems, Inc.,
Gtd. Notes
7.750%	02/15/19	110	112,750
Catalent Pharma Solutions, Inc.,
Gtd. Notes
7.875%	10/15/18	88	89,540
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes, MTN
1.250%	11/06/17(a)	130	128,138
2.850%	06/01/22	225	214,012
7.150%	02/15/19	200	245,846
Caterpillar, Inc.,
Sr. Unsec’d. Notes
1.500%	06/26/17	345	343,328
3.803%	08/15/42	400	336,370
CBS Corp.,
Gtd. Notes
1.950%	07/01/17	420	420,761
5.900%	10/15/40(a)	100	101,411
7.875%	09/01/23	100	117,969
CCM Merger, Inc.,
Gtd. Notes, 144A
9.125%	05/01/19	10	10,450
CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes
5.250%	09/30/22	45	42,019
5.750%	01/15/24(a)	86	81,270
6.500%	04/30/21(a)	152	156,180
7.000%	01/15/19	250	263,437
7.375%	06/01/20	1,200	1,299,000
8.125%	04/30/20	25	27,125

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Gtd. Notes, 144A
5.250%	03/15/21	321	$306,555
5.750%	09/01/23	20	18,950
CDW LLC/CDW Finance Corp.,
Gtd. Notes
8.500%	04/01/19	500	552,500
Cedar Fair LP Canada’s Wonderland Co. Magnum Management Corp.,
Gtd. Notes
5.250%	03/15/21	48	47,400
Celanese US Holdings LLC,
Gtd. Notes
6.625%	10/15/18	75	80,063
Celgene Corp.,
Sr. Unsec’d. Notes
3.250%	08/15/22	65	61,539
3.950%	10/15/20	100	103,574
Cellco Partnership/Verizon Wireless Capital LLC,
Sr. Unsec’d. Notes
8.500%	11/15/18	250	316,533
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes
4.500%	01/15/21	100	106,663
5.850%	01/15/41	110	124,756
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes
6.500%	05/01/18	100	116,682
Central Garden & Pet Co.,
Gtd. Notes
8.250%	03/01/18	400	389,000
CenturyLink, Inc.,
Sr. Unsec’d. Notes
5.800%	03/15/22(a)	500	493,750
6.750%	12/01/23	21	21,263
Cenveo Corp.,
Sec’d. Notes
8.875%	02/01/18	95	95,000
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A
5.125%	12/15/21	15	14,063
6.375%	09/15/20	18	18,450
Ceridian Corp.,
Sr. Sec’d. Notes, 144A
8.875%	07/15/19	60	69,000
Charles Schwab Corp. (The),
Sr. Unsec’d. Notes
3.225%	09/01/22	100	96,247
4.450%	07/22/20	25	27,024
Chemtura Corp.,
Gtd. Notes
5.750%	07/15/21(a)	44	44,605
Chesapeake Energy Corp.,
Gtd. Notes
3.250%	03/15/16	25	25,250
5.375%	06/15/21(a)	60	62,100
6.125%	02/15/21(a)	58	62,205
6.875%	11/15/20	210	237,300
Chesapeake Midstream Partners LP/CHKM Finance Corp.,
Gtd. Notes
6.125%	07/15/22(a)	425	454,750

SEE NOTES TO FINANCIAL STATEMENTS.

A249

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance Inc,
Gtd. Notes
6.625%	11/15/19	110	$115,225
Chevron Corp.,
Sr. Unsec’d. Notes
2.427%	06/24/20	157	152,770
3.191%	06/24/23	95	91,195
Chinos Intermediate Holdings A, Inc.,
Sr. Unsec’d. Notes, PIK, 144A
7.750%	05/01/19(a)	33	33,743
Chiquita Brands International, Inc./Chiquita Brands LLC,
Sr. Sec’d. Notes, 144A
7.875%	02/01/21	200	216,500
Chrysler Group LLC/CG Co-Issuer, Inc.,
Sec’d. Notes
8.250%	06/15/21(a)	1,000	1,137,500
CHS/Community Health Systems, Inc.,
Gtd. Notes
7.125%	07/15/20(a)	235	243,813
Chubb Corp. (The),
Sr. Unsec’d. Notes
5.750%	05/15/18	50	57,471
Cigna Corp.,
Sr. Unsec’d. Notes
4.000%	02/15/22(a)	675	687,062
Cimarex Energy Co.,
Gtd. Notes
5.875%	05/01/22	70	74,025
Cincinnati Bell, Inc.,
Gtd. Notes
8.375%	10/15/20	31	33,557
8.750%	03/15/18(a)	28	29,400
Cinemark USA, Inc.,
Gtd. Notes
4.875%	06/01/23	250	235,000
5.125%	12/15/22(a)	10	9,675
Cisco Systems, Inc.,
Sr. Unsec’d. Notes
4.450%	01/15/20	285	310,840
5.500%	01/15/40	160	169,285
CIT Group, Inc.,
Sr. Unsec’d. Notes
5.000%	08/15/22	365	355,875
5.250%	03/15/18(a)	450	482,625
Sr. Unsec’d. Notes, 144A
6.625%	04/01/18	270	303,413
Citgo Petroleum Corp.,
Sr. Sec’d. Notes, 144A
11.500%	07/01/17	100	109,500
Citigroup, Inc.,
Jr. Sub. Notes
5.350%(c)	04/29/49	330	289,740
5.950%(c)	12/29/49	175	161,936
Sr. Unsec’d. Notes
1.700%	07/25/16	375	378,533
2.500%	09/26/18	425	427,145
3.375%	03/01/23	572	543,695
3.875%	10/25/23(a)	370	363,731
4.450%	01/10/17	200	216,760

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
4.500%	01/14/22	620	$657,021
4.587%	12/15/15(a)	200	213,723
4.750%	05/19/15	366	385,124
4.950%	11/07/43(a)	260	258,983
6.125%	11/21/17	300	345,813
8.125%	07/15/39	75	105,202
8.500%	05/22/19	340	435,740
Sub. Notes
0.512%(c)	06/09/16(a)	620	609,943
5.500%	09/13/25	115	121,122
6.675%	09/13/43(a)	410	471,757
Claire’s Stores, Inc.,
Gtd. Notes, 144A
7.750%	06/01/20(a)	39	36,270
Sec’d. Notes
8.875%	03/15/19(a)	347	357,410
Sr. Sec’d. Notes, 144A
9.000%	03/15/19(a)	1,000	1,085,000
Clean Harbors, Inc.,
Gtd. Notes
5.125%	06/01/21	35	35,350
Clear Channel Communications, Inc.,
Sr. Sec’d. Notes
9.000%	12/15/19(a)	57	58,140
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes
6.500%	11/15/22(a)	1,810	1,847,998
7.625%	03/15/20(a)	339	356,374
Clearwater Paper Corp.,
Gtd. Notes
4.500%	02/01/23	40	36,000
Clearwire Communications LLC/Clearwire Finance, Inc.,
Sr. Sec’d. Notes, 144A
14.750%	12/01/16	130	177,125
Cleaver-Brooks, Inc.,
Sr. Sec’d. Notes, 144A
8.750%	12/15/19	19	20,615
Cleveland Electric Illuminating Co. (The),
Sr. Sec’d. Notes
7.880%	11/01/17	200	240,039
CME Group, Inc.,
Sr. Unsec’d. Notes
3.000%	09/15/22	235	221,915
CMS Energy Corp,
Sr. Unsec’d. Notes
8.750%	06/15/19	80	101,190
CNA Financial Corp.,
Sr. Unsec’d. Notes
5.750%	08/15/21	100	112,045
6.500%	08/15/16	100	112,466
CNG Holdings, Inc.,
Sr. Sec’d. Notes, 144A
9.375%	05/15/20	176	161,920
CNL Lifestyle Properties, Inc.,
Gtd. Notes, REIT
7.250%	04/15/19	80	82,400
Coca-Cola Co. (The),
Sr. Unsec’d. Notes
1.150%	04/01/18	107	103,950

SEE NOTES TO FINANCIAL STATEMENTS.

A250

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Coeur Mining, Inc.,
Gtd. Notes
7.875%	02/01/21	79	$80,185
Comcast Cable Communications Holdings, Inc.,
Gtd. Notes
9.455%	11/15/22	200	277,015
Comcast Corp.,
Gtd. Notes
4.500%	01/15/43	75	67,749
4.650%	07/15/42	55	51,183
5.850%	11/15/15	100	109,408
5.900%	03/15/16	100	110,439
6.450%	03/15/37	300	348,163
Commercial Metals Co.,
Sr. Unsec’d. Notes
4.875%	05/15/23	5	4,650
6.500%	07/15/17	65	71,987
7.350%	08/15/18	70	79,800
CommonWealth REIT,
Sr. Unsec’d. Notes, REIT
6.650%	01/15/18	375	408,905
CommScope, Inc.,
Gtd. Notes, 144A
8.250%	01/15/19	228	249,945
Compiler Finance Sub, Inc.,
Sr. Unsec’d. Notes, 144A
7.000%	05/01/21	48	47,640
Comstock Resources, Inc.,
Gtd. Notes
7.750%	04/01/19	210	223,125
ConAgra Foods, Inc.,
Sr. Unsec’d. Notes
1.300%	01/25/16	51	51,088
2.100%	03/15/18	34	33,626
3.200%	01/25/23(a)	195	181,043
Concho Resources, Inc.,
Gtd. Notes
6.500%	01/15/22	125	135,313
7.000%	01/15/21	100	110,000
Concur Technologies, Inc.,
Sr. Unsec’d. Notes, 144A
0.500%	06/15/18	293	339,331
ConocoPhillips,
Gtd. Notes
1.050%	12/15/17	125	121,973
6.000%	01/15/20(a)	925	1,085,132
ConocoPhillips Holding Co.,
Sr. Unsec’d. Notes
6.950%	04/15/29	200	253,075
CONSOL Energy, Inc.,
Gtd. Notes
6.375%	03/01/21	250	258,125
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
5.850%	04/01/18	240	277,560
Constellation Brands, Inc.,
Gtd. Notes
3.750%	05/01/21(a)	28	26,320
4.250%	05/01/23	56	52,220

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
6.000%	05/01/22	35	$37,363
Consumers Energy Co.,
First Mortgage
5.650%	04/15/20	150	172,920
Continental Airlines 2003-ERJ1 Pass-Through Trust,
Pass-Through Certificates
7.875%	07/02/18(a)	522	562,386
Continental Airlines 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	10/29/24	32	31,840
Continental Resources, Inc.,
Gtd. Notes
7.125%	04/01/21	190	215,413
Corrections Corp. of America,
Gtd. Notes
4.125%	04/01/20	400	392,000
Coventry Health Care, Inc.,
Sr. Unsec’d. Notes
5.950%	03/15/17	800	904,468
COX Communications Inc,
Sr. Unsec’d. Notes, 144A
9.375%	01/15/19	145	182,425
Crestview DS Merger Sub II, Inc.,
Sec’d. Notes, 144A
10.000%	09/01/21(a)	45	48,263
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
Gtd. Notes, 144A
6.125%	03/01/22	61	62,525
Cricket Communications, Inc.,
Gtd. Notes
7.750%	10/15/20	125	142,500
Crosstex Energy LP/Crosstex Energy Finance Corp.,
Gtd. Notes
8.875%	02/15/18	407	427,859
Crown Americas LLC/Crown Americas Capital Corp. IV,
Gtd. Notes
4.500%	01/15/23(a)	66	61,710
Crown Castle International Corp.,
Sr. Unsec’d. Notes
5.250%	01/15/23	169	165,620
CSC Holdings LLC,
Sr. Unsec’d. Notes
8.625%	02/15/19	415	486,587
CST Brands, Inc.,
Gtd. Notes
5.000%	05/01/23	188	181,420
CSX Corp.,
Sr. Unsec’d. Notes
4.100%	03/15/44(a)	130	110,162
4.750%	05/30/42	130	123,489
6.000%	10/01/36	80	87,624
7.900%	05/01/17	200	238,969
Cubist Pharmaceuticals, Inc.,
Sr. Unsec’d. Notes, 144A
1.125%	09/01/18	227	261,192
1.875%	09/01/20	243	277,779
CVR Refining LLC/Coffeyville Finance, Inc.,
Sec’d. Notes
6.500%	11/01/22	130	127,725

SEE NOTES TO FINANCIAL STATEMENTS.

A251

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
CVS Caremark Corp.,
Sr. Unsec’d. Notes
2.750%	12/01/22(a)	815	$752,223
4.000%	12/05/23	414	413,124
5.300%	12/05/43	75	77,562
5.750%	05/15/41	260	283,756
CyrusOne LP/CyrusOne Finance Corp,
Gtd. Notes
6.375%	11/15/22	61	63,135
Dana Holding Corp.,
Sr. Unsec’d. Notes
6.500%	02/15/19(a)	300	318,750
DaVita HealthCare Partners, Inc.,
Gtd. Notes
5.750%	08/15/22	75	75,937
6.625%	11/01/20	200	214,500
DCP Midstream Operating LP,
Gtd. Notes
3.875%	03/15/23	800	736,692
DDR Corp.,
Sr. Unsec’d. Notes
3.500%	01/15/21	535	520,742
Deere & Co.,
Sr. Unsec’d. Notes
2.600%	06/08/22	180	168,312
8.100%	05/15/30	230	319,393
Del Monte Corp.,
Gtd. Notes
7.625%	02/15/19(a)	390	405,113
Delta Air Lines 2012-1 Class B Pass-Through Trust,
Pass-Through Certificates, 144A
6.875%	05/07/19	64	68,995
Deluxe Corp.,
Gtd. Notes
7.000%	03/15/19	165	176,550
Denali Borrower LLC/Denali Finance Corp.,
Sr. Sec’d. Notes, 144A
5.625%	10/15/20(a)	370	366,763
Denbury Resources, Inc.,
Gtd. Notes
8.250%	02/15/20	300	330,375
Devon Energy Corp.,
Sr. Unsec’d. Notes
1.875%	05/15/17	410	412,986
4.000%	07/15/21	100	101,738
5.600%	07/15/41	65	67,737
6.300%	01/15/19	100	115,886
Devon Financing Corp. LLC,
Gtd. Notes
7.875%	09/30/31	100	128,620
Diamondback Energy, Inc.,
Gtd. Notes, 144A
7.625%	10/01/21	47	49,585
DineEquity, Inc.,
Gtd. Notes
9.500%	10/30/18(a)	90	99,900
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
1.750%	01/15/18(a)	141	138,316

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
3.800%	03/15/22(a)	150	$144,095
5.000%	03/01/21	60	63,031
5.150%	03/15/42	757	679,863
6.350%	03/15/40	170	176,759
6.375%	03/01/41	170	176,266
Discover Bank,
Sr. Unsec’d. Notes
2.000%	02/21/18(a)	1,320	1,296,456
Discovery Communications LLC,
Gtd. Notes
3.300%	05/15/22	250	236,699
4.375%	06/15/21	300	309,998
4.875%	04/01/43	130	119,924
DISH DBS Corp.,
Gtd. Notes
5.125%	05/01/20	50	50,125
5.875%	07/15/22	170	170,000
6.750%	06/01/21	1,720	1,823,200
7.875%	09/01/19	405	463,725
DJO Finance LLC/DJO Finance Corp.,
Gtd. Notes
7.750%	04/15/18	150	152,625
Sec’d. Notes
8.750%	03/15/18	400	439,000
Dominion Gas Holdings LLC,
Sr. Unsec’d. Notes, 144A
4.800%	11/01/43	165	159,529
Dominion Resources, Inc.,
Sr. Unsec’d. Notes
2.750%	09/15/22(a)	153	141,557
4.450%	03/15/21	851	902,258
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
3.000%	11/15/22(a)	466	434,610
4.125%	11/15/21	1,100	1,136,264
8.850%	09/15/21	90	115,191
Downstream Development Authority of the Quapaw Tribe of Oklahoma,
Sr. Sec’d. Notes, 144A
10.500%	07/01/19	30	30,300
Dr. Pepper Snapple Group, Inc.,
Gtd. Notes
2.000%	01/15/20	75	70,667
DreamWorks Animation SKG, Inc.,
Gtd. Notes, 144A
6.875%	08/15/20	80	84,600
DTE Electric Co.,
General Ref. Mortgage
3.900%	06/01/21	250	260,524
DTE Energy Co.,
Sr. Unsec’d. Notes
3.850%	12/01/23	46	45,417
Duke Energy Carolinas LLC,
First Mortgage
4.300%	06/15/20	429	460,028
First Ref. Mortgage
6.000%	01/15/38	48	56,582
Duke Energy Corp.,
Sr. Unsec’d. Notes
1.625%	08/15/17	500	496,840

SEE NOTES TO FINANCIAL STATEMENTS.

A252

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
3.050%	08/15/22	510	$484,422
5.050%	09/15/19	770	854,826
Duke Energy Ohio, Inc.,
First Mortgage
3.800%	09/01/23	136	135,932
Duke Energy Progress, Inc.,
First Mortgage
4.100%	03/15/43	100	92,234
5.700%	04/01/35	100	110,271
Duke Realty LP,
Gtd. Notes, REIT
6.750%	03/15/20	313	361,578
7.375%	02/15/15	1,350	1,443,991
Sr. Unsec’d. Notes
3.875%	02/15/21	285	281,179
DuPont Fabros Technology LP,
Gtd. Notes
5.875%	09/15/21	58	59,885
Dycom Investments, Inc.,
Gtd. Notes
7.125%	01/15/21	75	80,813
Dynegy Roseton LLC/Dynegy Danskammer LLC Pass Escrow Bonds, 1st Lien(i)
7.670%	12/02/14	550	—
Dynegy, Inc.,
Gtd. Notes, 144A
5.875%	06/01/23(a)	73	68,985
E*TRADE Financial Corp.,
Sr. Unsec’d. Notes
6.375%	11/15/19	60	64,425
E.I. du Pont de Nemours & Co.,
Sr. Unsec’d. Notes
2.800%	02/15/23	15	13,738
4.150%	02/15/43	67	59,106
5.250%	12/15/16	100	112,185
Eaton Corp.,
Gtd. Notes
1.500%	11/02/17	757	742,111
4.000%	11/02/32	24	22,042
Sr. Unsec’d. Notes
6.950%	03/20/19	65	77,351
eBay, Inc.,
Sr. Unsec’d. Notes
4.000%	07/15/42	200	169,372
Ecolab, Inc.,
Sr. Unsec’d. Notes
4.350%	12/08/21	200	207,386
El Paso LLC,
Sr. Sec’d. Notes
7.250%	06/01/18	400	456,656
Embarq Corp.,
Sr. Unsec’d. Notes
7.995%	06/01/36	334	338,155
EMC Corp.,
Sr. Unsec’d. Notes
2.650%	06/01/20	328	321,237
Emergency Medical Services Corp.,
Gtd. Notes
8.125%	06/01/19	68	73,695

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Endo Health Solutions, Inc.,
Gtd. Notes
7.000%	07/15/19	70	$74,900
7.000%	12/15/20	15	16,050
7.250%	01/15/22	19	20,330
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.,
Sr. Sec’d. Notes
10.000%	12/01/20(a)	300	318,750
Energy Transfer Equity LP,
Sr. Sec’d. Notes
5.875%	01/15/24(a)	100	99,000
Energy Transfer Partners LP,
Sr. Unsec’d. Notes
3.600%	02/01/23	165	152,796
6.500%	02/01/42	310	333,174
Energy XXI Gulf Coast, Inc.,
Gtd. Notes
7.750%	06/15/19	80	85,800
Gtd. Notes, 144A
7.500%	12/15/21	30	31,275
Ensco PLC,
Sr. Unsec’d. Notes
4.700%	03/15/21	100	105,774
Entergy Arkansas, Inc.,
First Mortgage
3.050%	06/01/23	115	107,223
3.750%	02/15/21	370	377,979
Enterprise Products Operating LLC,
Gtd. Notes
4.050%	02/15/22	275	278,683
4.450%	02/15/43	510	450,491
4.850%	03/15/44	70	65,828
EOG Resources, Inc.,
Sr. Unsec’d. Notes
2.625%	03/15/23	804	731,454
EP Energy LLC/EP Energy Finance, Inc.,
Sr. Unsec’d. Notes
9.375%	05/01/20(a)	760	876,850
EP Energy LLC/Everest Acquisition Finance, Inc.,
Gtd. Notes
7.750%	09/01/22	200	224,000
Sr. Sec’d. Notes
6.875%	05/01/19	100	107,625
EPE Holdings LLC/EP Energy Bond Co., Inc.,
Sr. Unsec’d. Notes, PIK, 144A
8.875%	12/15/17	47	48,122
Epicor Software Corp.,
Gtd. Notes
8.625%	05/01/19	325	352,625
Equinix, Inc.,
Sr. Unsec’d. Notes
7.000%	07/15/21	75	81,937
ERAC USA Finance LLC,
Gtd. Notes, 144A
1.400%	04/15/16	19	19,015
5.625%	03/15/42	22	22,470
7.000%	10/15/37	150	177,513
Sr. Notes, 144A
4.500%	08/16/21	200	208,429

SEE NOTES TO FINANCIAL STATEMENTS.

A253

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
ERP Operating LP,
Sr. Unsec’d. Notes, REIT
4.625%	12/15/21	180	$189,766
EV Energy Partners LP/EV Energy Finance Corp.,
Gtd. Notes
8.000%	04/15/19	250	251,250
Express Scripts Holding Co.,
Gtd. Notes
4.750%	11/15/21	570	602,298
Extra Space Storage LP,
Sr. Unsec’d. Notes, 144A
2.375%	07/01/33	445	445,834
Felcor Lodging LP,
Sr. Sec’d. Notes, REIT
6.750%	06/01/19	122	129,930
Ferrellgas LP/Ferrellgas Finance Corp.,
Sr. Unsec’d. Notes
6.500%	05/01/21(a)	168	171,360
Sr. Unsec’d. Notes, 144A
6.750%	01/15/22	114	115,710
Fidelity & Guaranty Life Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
6.375%	04/01/21	1	1,050
Fifth Third Bancorp,
Sub. Notes
4.300%	01/16/24	480	470,132
8.250%	03/01/38	100	133,139
Fifth Third Bank,
Sr. Unsec’d. Notes
1.150%	11/18/16	200	199,861
First Data Corp.,
Gtd. Notes
12.625%	01/15/21	175	205,406
Gtd. Notes, 144A
10.625%	06/15/21	55	59,606
11.250%	01/15/21	46	50,773
11.750%	08/15/21(a)	105	110,775
Sec’d. Notes, 144A
8.250%	01/15/21(a)	125	132,969
Sec’d. Notes, PIK, 144A
8.750%	01/15/22(a)	1,325	1,414,437
Sr. Sec’d. Notes, 144A
6.750%	11/01/20	1,377	1,432,080
First Industrial LP,
Sr. Unsec’d. Notes
6.420%	06/01/14	2,280	2,326,186
Florida Power & Light Co.,
First Mortgage
3.800%	12/15/42	130	113,545
5.625%	04/01/34	100	113,474
Ford Motor Co.,
Sr. Unsec’d. Notes
4.750%	01/15/43(a)	260	234,487
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
1.489%(c)	05/09/16	200	202,935
1.500%	01/17/17	200	199,910
1.700%	05/09/16	500	505,721
2.875%	10/01/18	200	204,719

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
3.000%	06/12/17	2,105	$2,187,764
4.375%	08/06/23(a)	340	341,822
Freeport-McMoRan Copper & Gold, Inc.,
Gtd. Notes
3.100%	03/15/20	86	83,552
5.450%	03/15/43	302	289,025
Sr. Unsec’d. Notes
3.550%	03/01/22(a)	300	285,120
Freescale Semiconductor, Inc.,
Gtd. Notes
8.050%	02/01/20(a)	50	53,750
Sr. Sec’d. Notes, 144A
5.000%	05/15/21(a)	35	34,037
6.000%	01/15/22(a)	38	38,475
Frontier Communications Corp.,
Sr. Unsec’d. Notes
7.625%	04/15/24(a)	21	20,947
9.250%	07/01/21	175	201,687
FTI Consulting, Inc.,
Gtd. Notes
6.750%	10/01/20(a)	65	70,200
Gannett Co., Inc.,
Gtd. Notes, 144A
5.125%	07/15/20(a)	28	28,350
6.375%	10/15/23	70	72,450
GCI, Inc.,
Sr. Unsec’d. Notes
8.625%	11/15/19	350	371,875
GenCorp, Inc.,
Sec’d. Notes
7.125%	03/15/21	33	35,310
General Cable Corp.,
Gtd. Notes, 144A
6.500%	10/01/22	200	196,000
General Electric Capital Corp.,
Series G, Sr. Unsec’d. Notes, MTN
6.000%	08/07/19(a)	100	117,331
Jr. Sub. Notes
6.250%(c)	12/29/49	300	309,750
Sr. Sec’d. Notes
1.000%	12/11/15	58	58,465
2.100%	12/11/19	289	280,998
Sr. Unsec’d. Notes
1.625%	04/02/18(a)	535	529,319
2.250%	11/09/15	200	206,122
Sr. Unsec’d. Notes, MTN
1.500%	07/12/16	250	252,643
3.150%	09/07/22	350	338,701
4.375%	09/16/20	1,110	1,203,006
4.650%	10/17/21	250	272,362
5.500%	01/08/20	145	166,049
5.625%	05/01/18	355	407,671
5.875%	01/14/38	765	871,422
6.750%	03/15/32	435	538,663
6.875%	01/10/39	100	128,560
General Electric Co.,
Sr. Unsec’d. Notes
2.700%	10/09/22	85	79,560
4.125%	10/09/42(a)	395	364,924

SEE NOTES TO FINANCIAL STATEMENTS.

A254

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
5.250%	12/06/17	200	$226,388
General Mills, Inc.,
Sr. Unsec’d. Notes
3.150%	12/15/21	170	166,411
General Motors Co.,
Sr. Unsec’d. Notes, 144A
4.875%	10/02/23(a)	100	101,250
6.250%	10/02/43	350	363,563
General Motors Financial Co., Inc.,
Gtd. Notes, 144A
2.750%	05/15/16	274	277,425
3.250%	05/15/18	301	301,000
4.750%	08/15/17	75	79,594
Genesis Energy LP/Genesis Energy Finance Corp.,
Gtd. Notes
5.750%	02/15/21	75	75,844
GenOn Energy, Inc.,
Sr. Unsec’d. Notes
9.500%	10/15/18	50	56,625
9.875%	10/15/20(a)	325	360,750
Geo Group, Inc. (The),
Gtd. Notes
6.625%	02/15/21	300	317,250
Georgia Power Co.,
Sr. Unsec’d. Notes
4.300%	03/15/42	130	116,949
4.300%	03/15/43(a)	360	323,281
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
4.400%	12/01/21	200	213,590
4.500%	04/01/21(a)	630	670,982
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
2.375%	01/22/18	915	918,478
2.900%	07/19/18	520	529,190
3.625%	01/22/23(a)	1,200	1,162,024
5.150%	01/15/14	250	250,379
5.250%	07/27/21(a)	350	383,195
5.750%	01/24/22	200	225,138
5.950%	01/18/18	100	113,694
6.250%	09/01/17	500	572,430
6.250%	02/01/41	25	28,810
Sr. Unsec’d. Notes, MTN
1.600%	11/23/15	100	101,075
7.500%	02/15/19	600	730,781
Sub. Notes
6.750%	10/01/37	595	661,964
Goodman Networks, Inc.,
Sr. Sec’d. Notes, 144A
12.125%	07/01/18	18	18,990
13.125%	07/01/18	100	105,500
Goodyear Tire & Rubber Co. (The),
Gtd. Notes
7.000%	05/15/22(a)	225	242,156
8.750%	08/15/20	500	585,000
Graphic Packaging International, Inc.,
Gtd. Notes
4.750%	04/15/21	71	70,290

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Graton Economic Development Authority,
Sr. Sec’d. Notes, 144A
9.625%	09/01/19	65	$75,400
Gray Television, Inc.,
Gtd. Notes
7.500%	10/01/20	160	170,000
Great Lakes Dredge & Dock Corp.,
Gtd. Notes
7.375%	02/01/19	300	313,500
Griffon Corp.,
Gtd. Notes
7.125%	04/01/18	60	63,600
GTE Corp.,
Gtd. Notes
6.840%	04/15/18	400	465,902
Gymboree Corp.,
Gtd. Notes
9.125%	12/01/18(a)	75	69,094
H&E Equipment Services, Inc.,
Gtd. Notes
7.000%	09/01/22	350	381,500
Halcon Resources Corp.,
Gtd. Notes
8.875%	05/15/21	325	328,250
Gtd. Notes, 144A
9.250%	02/15/22(a)	99	100,733
Halliburton Co.,
Sr. Unsec’d. Notes
3.250%	11/15/21	305	301,737
4.750%	08/01/43	280	274,973
8.750%	02/15/21	100	129,478
Sr. Unsec’d. Notes, MTN
6.750%	02/01/27	100	119,466
Hanesbrands, Inc.,
Gtd. Notes
6.375%	12/15/20	250	273,125
Harland Clarke Holdings Corp.,
Gtd. Notes
6.000%(c)	05/15/15(a)	190	189,525
Sr. Sec’d. Notes, 144A
9.750%	08/01/18	185	200,494
Harron Communications LP/Harron Finance Corp.,
Sr. Unsec’d. Notes, 144A
9.125%	04/01/20	20	22,150
Hartford Financial Services Group, Inc.,
Jr. Sub. Debs.
8.125%(c)	06/15/38	100	116,550
Sr. Unsec’d. Notes
5.125%	04/15/22	170	185,166
Hawk Acquisition Sub, Inc.,
Sec’d. Notes, 144A
4.250%	10/15/20(a)	605	585,337
HCA Holdings, Inc.,
Sr. Unsec’d. Notes
6.250%	02/15/21	160	167,400
7.750%	05/15/21(a)	1,150	1,256,375
HCA, Inc.,
Gtd. Notes
5.875%	05/01/23(a)	80	79,000

SEE NOTES TO FINANCIAL STATEMENTS.

A255

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
7.500%	02/15/22(a)	1,032	$1,132,620
Sr. Sec’d. Notes
4.750%	05/01/23(a)	70	65,800
5.875%	03/15/22	143	147,647
6.500%	02/15/20	290	318,637
HCP, Inc.,
Sr. Unsec’d. Notes, MTN
6.300%	09/15/16	257	289,409
Sr. Unsec’d. Notes, REIT
2.625%	02/01/20	445	424,169
3.150%	08/01/22	590	541,511
3.750%	02/01/19(a)	815	846,527
HD Supply, Inc.,
Gtd. Notes
7.500%	07/15/20	60	64,650
Sr. Sec’d. Notes
8.125%	04/15/19(a)	740	824,175
Health Care REIT, Inc.,
Sr. Unsec’d. Notes
4.500%	01/15/24	227	224,128
5.875%	05/15/15	251	267,444
Health Management Associates, Inc.,
Gtd. Notes
7.375%	01/15/20	449	502,319
Healthcare Technology Intermediate, Inc.,
Sr. Unsec’d. Notes, PIK, 144A
7.375%	09/01/18	33	34,320
HealthSouth Corp.,
Gtd. Notes
7.750%	09/15/22	330	361,350
Hecla Mining Co.,
Gtd. Notes, 144A
6.875%	05/01/21	152	145,920
Hertz Corp. (The),
Gtd. Notes
4.250%	04/01/18	52	53,300
5.875%	10/15/20	579	599,989
7.375%	01/15/21	75	82,313
Hess Corp.,
Sr. Unsec’d. Notes
7.875%	10/01/29	40	50,976
8.125%	02/15/19	205	254,633
Hewlett-Packard Co.,
Sr. Unsec’d. Notes
3.750%	12/01/20	100	99,782
4.375%	09/15/21	91	92,659
4.650%	12/09/21(a)	211	217,262
6.000%	09/15/41	130	130,250
Hexion US Finance Corp.,
Sr. Sec’d. Notes
6.625%	04/15/20	470	481,750
Hiland Partners LP/Hiland Partners Finance Corp.,
Gtd. Notes, 144A
7.250%	10/01/20	160	171,600
HilCorp Energy I LP/HilCorp Finance Co.,
Sr. Notes, 144A
7.625%	04/15/21(a)	210	227,850

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes, 144A
5.625%	10/15/21	115	$119,313
Historic TW, Inc.,
Gtd. Notes
6.625%	05/15/29	100	114,773
Holly Energy Partners LP/Holly Energy Finance Corp.,
Gtd. Notes
8.250%	03/15/18	150	158,250
Hologic, Inc.,
Gtd. Notes
6.250%	08/01/20	170	179,350
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
3.750%	02/15/24	110	109,487
4.400%	04/01/21	150	161,996
4.875%	02/15/44	255	258,205
Hospira, Inc.,
Sr. Unsec’d. Notes
5.200%	08/12/20	10	10,375
HSBC Finance Corp.,
Sr. Unsec’d. Notes
5.000%	06/30/15	150	158,508
HSBC USA, Inc.,
Sr. Unsec’d. Notes
1.625%	01/16/18	500	493,029
Huntsman International LLC,
Gtd. Notes
4.875%	11/15/20(a)	250	246,250
8.625%	03/15/21(a)	300	339,000
IAC/InterActiveCorp.,
Sr. Unsec’d. Notes, 144A
4.875%	11/30/18	15	15,337
IASIS Healthcare LLC/IASIS Capital Corp.,
Gtd. Notes
8.375%	05/15/19(a)	50	53,000
iGATE Corp.,
Gtd. Notes
9.000%	05/01/16(a)	32	34,000
Igloo Holdings Corp.,
Sr. Unsec’d. Notes, PIK, 144A
8.250%	12/15/17	21	21,157
ILFC E-Capital Trust I,
Ltd. Gtd. Notes, 144A
5.460%(c)	12/21/65(a)	765	699,975
Illinois Tool Works, Inc.,
Sr. Unsec’d. Notes
3.900%	09/01/42	260	222,497
IMS Health, Inc.,
Sr. Unsec’d. Notes, 144A
6.000%	11/01/20	230	244,375
Indiana Michigan Power Co.,
Sr. Unsec’d. Notes
3.200%	03/15/23	50	46,740
Infor US, Inc.,
Gtd. Notes
9.375%	04/01/19	520	585,000

SEE NOTES TO FINANCIAL STATEMENTS.

A256

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
ING US, Inc.,
Gtd. Notes
2.900%	02/15/18	725	$741,520
5.650%(c)	05/15/53	190	184,775
Sr. Unsec’d. Notes
5.700%	07/15/43	85	88,808
Ingersoll-Rand Global Holding Co. Ltd.,
Gtd. Notes, 144A
2.875%	01/15/19	92	90,678
Ingles Markets, Inc.,
Sr. Unsec’d. Notes
5.750%	06/15/23	80	78,400
Intel Corp.,
Sr. Unsec’d. Notes
4.000%	12/15/32	201	185,257
IntercontinentalExchange Group, Inc.,
Gtd. Notes
2.500%	10/15/18	208	209,530
4.000%	10/15/23	318	319,885
International Business Machines Corp.,
Sr. Unsec’d. Notes
1.625%	05/15/20	140	131,282
1.875%	08/01/22	260	227,225
1.950%	07/22/16	200	205,469
3.375%	08/01/23(a)	555	540,739
5.600%	11/30/39	150	167,800
6.220%	08/01/27	110	130,101
International Lease Finance Corp.,
Sr. Unsec’d. Notes
6.250%	05/15/19	1,750	1,894,375
8.250%	12/15/20(a)	200	234,000
8.625%	01/15/22(a)	370	437,248
International Paper Co.,
Sr. Unsec’d. Notes
6.000%	11/15/41(a)	305	331,217
International Wire Group Holdings, Inc.,
Sr. Sec’d. Notes, 144A
8.500%	10/15/17	68	71,740
Intuit, Inc.,
Sr. Unsec’d. Notes
5.750%	03/15/17	51	57,022
inVentiv Health, Inc.,
Gtd. Notes, 144A
11.000%	08/15/18(a)	231	203,975
Sr. Sec’d. Notes, 144A
9.000%	01/15/18	50	52,000
Invesco Finance PLC,
Gtd. Notes
4.000%	01/30/24	103	102,092
Isle of Capri Casinos, Inc.,
Gtd. Notes
5.875%	03/15/21(a)	235	230,887
J.Crew Group, Inc.,
Gtd. Notes
8.125%	03/01/19(a)	250	262,500
Jarden Corp.,
Gtd. Notes
7.500%	05/01/17	550	636,625

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Jefferies Group LLC,
Sr. Unsec’d. Notes
5.500%	03/15/16	150	$162,000
8.500%	07/15/19	150	183,000
JM Huber Corp.,
Sr. Notes, 144A
9.875%	11/01/19	49	56,289
JMC Steel Group,
Sr. Notes, 144A
8.250%	03/15/18(a)	70	70,700
John Deere Capital Corp.,
Sr. Notes
1.700%	01/15/20	33	31,075
Sr. Unsec’d. Notes
1.200%	10/10/17	59	57,533
Johnson Controls, Inc.,
Sr. Unsec’d. Notes
3.750%	12/01/21	100	99,282
5.000%	03/30/20	100	109,244
K Hovnanian Enterprises, Inc.,
Gtd. Notes
6.250%	01/15/16	2	2,110
11.875%	10/15/15	45	51,637
Sec’d. Notes, 144A
9.125%	11/15/20	23	25,243
Sr. Sec’d. Notes, 144A
7.250%	10/15/20(a)	84	90,195
Kaiser Aluminum Corp.,
Gtd. Notes
8.250%	06/01/20	100	113,000
Kansas City Power & Light Co.,
Sr. Unsec’d. Notes
3.150%	03/15/23	50	46,367
5.300%	10/01/41	175	175,114
Kellogg Co.,
Sr. Unsec’d. Notes
3.125%	05/17/22	168	159,282
Kerr-McGee Corp.,
Gtd. Notes
7.875%	09/15/31	60	75,081
Key Energy Services, Inc.,
Gtd. Notes
6.750%	03/01/21(a)	300	307,500
KeyCorp,
Sr. Unsec’d. Notes, MTN
2.300%	12/13/18	101	100,267
5.100%	03/24/21(a)	175	191,260
Kilroy Realty LP,
Gtd. Notes
5.000%	11/03/15	906	965,090
Kimberly-Clark Corp.,
Sr. Unsec’d. Notes
2.400%	06/01/23	100	90,448
Kimco Realty Corp.,
Sr. Unsec’d. Notes
3.125%	06/01/23	370	336,478
Kinder Morgan Energy Partners LP,
Sr. Unsec’d. Notes
5.000%	03/01/43(a)	740	682,985

SEE NOTES TO FINANCIAL STATEMENTS.

A257

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
6.850%	02/15/20	140	$166,416
Kinder Morgan, Inc.,
Sr. Sec’d. Notes, 144A
5.000%	02/15/21(a)	48	47,279
5.625%	11/15/23	48	46,475
Kinetic Concepts, Inc.,
Sec’d. Notes
10.500%	11/01/18	350	402,500
Kodiak Oil & Gas Corp.,
Gtd. Notes
5.500%	01/15/21	45	44,887
5.500%	02/01/22	40	39,800
8.125%	12/01/19	350	388,500
Kraft Foods Group, Inc.,
Sr. Unsec’d. Notes
3.500%	06/06/22	540	526,281
5.000%	06/04/42	415	409,104
6.125%	08/23/18	100	116,562
Kroger Co. (The),
Gtd. Notes
6.900%	04/15/38	150	174,703
7.500%	04/01/31	100	121,391
7.700%	06/01/29	150	184,077
Sr. Unsec’d. Notes
2.200%	01/15/17	175	177,129
3.850%	08/01/23	450	443,050
5.150%	08/01/43(a)	190	185,346
L Brands, Inc.,
Gtd. Notes
5.625%	10/15/23	75	76,125
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes
2.200%	08/23/17	225	225,733
Laredo Petroleum, Inc.,
Gtd. Notes
7.375%	05/01/22	70	75,950
Lennar Corp.,
Gtd. Notes
6.950%	06/01/18	120	135,000
12.250%	06/01/17	5	6,431
Level 3 Communications, Inc.,
Sr. Unsec’d. Notes
8.875%	06/01/19	100	109,250
11.875%	02/01/19	360	414,000
Level 3 Financing, Inc.,
Gtd. Notes
8.625%	07/15/20	755	845,600
9.375%	04/01/19	100	111,875
Gtd. Notes, 144A
3.846%(c)	01/15/18	25	25,156
6.125%	01/15/21	65	65,650
LG&E and KU Energy LLC,
Sr. Unsec’d. Notes
2.125%	11/15/15	600	610,503
Liberty Interactive LLC,
Sr. Unsec’d. Notes
8.250%	02/01/30	75	79,875
Sr. Unsec’d. Notes, 144A
1.000%	09/30/43	542	571,810

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
5.000%	06/01/21	75	$78,659
7.800%	03/15/37	325	349,375
Liberty Mutual Insurance Co.,
Sub. Notes, 144A
7.875%	10/15/26	200	238,968
Liberty Property LP,
Sr. Unsec’d. Notes
4.400%	02/15/24	190	186,562
Sr. Unsec’d. Notes, REIT
3.375%	06/15/23	140	127,418
Liberty Tire Recycling,
Gtd. Notes, 144A
11.000%	10/01/16	34	34,085
LifePoint Hospitals, Inc.,
Gtd. Notes, 144A
5.500%	12/01/21	40	40,150
Lincoln National Corp.,
Sr. Unsec’d. Notes
4.850%	06/24/21	50	53,705
6.250%	02/15/20	100	115,283
8.750%	07/01/19	85	109,408
Linn Energy LLC/Linn Energy Finance Corp.,
Gtd. Notes
7.750%	02/01/21	700	740,250
LKQ Corp.,
Gtd. Notes, 144A
4.750%	05/15/23	48	44,640
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
3.350%	09/15/21	515	510,984
4.070%	12/15/42	298	260,575
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
3.120%	04/15/22	246	238,531
LSB Industries, Inc.,
Sr. Sec’d. Notes, 144A
7.750%	08/01/19(a)	122	128,100
Ltd. Brands, Inc.,
Gtd. Notes
6.625%	04/01/21	367	402,783
LyondellBasell Industries NV,
Sr. Unsec’d. Notes
5.000%	04/15/19	475	527,545
6.000%	11/15/21	150	172,517
M/I Homes, Inc.,
Gtd. Notes
8.625%	11/15/18	69	74,693
Mack-Cali Realty LP,
Sr. Unsec’d. Notes
5.125%	01/15/15	371	386,363
Macy’s Retail Holdings, Inc.,
Gtd. Notes
2.875%	02/15/23(a)	74	66,972
4.300%	02/15/43(a)	370	312,260
5.900%	12/01/16	334	374,640
7.450%	07/15/17	195	228,051

SEE NOTES TO FINANCIAL STATEMENTS.

A258

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
4.250%	02/01/21	200	$207,095
5.150%	10/15/43	72	70,970
6.400%	07/15/18	250	293,459
Mallinckrodt International Finance SA,
Gtd. Notes, 144A
3.500%	04/15/18	14	13,734
4.750%	04/15/23	52	47,993
Manitowoc Co., Inc. (The),
Gtd. Notes
8.500%	11/01/20	180	204,300
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
6.500%	03/01/41	225	256,435
Marina District Finance Co., Inc.,
Sr. Sec’d. Notes
9.875%	08/15/18(a)	500	541,250
Markel Corp.,
Sr. Unsec’d. Notes
3.625%	03/30/23	320	301,184
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.,
Gtd. Notes
4.500%	07/15/23(a)	55	51,563
5.500%	02/15/23	200	201,500
6.250%	06/15/22	127	134,303
Martin Midstream Partners LP/Martin Midstream Finance Corp.,
Gtd. Notes
7.250%	02/15/21	56	57,120
Masco Corp.,
Sr. Unsec’d. Notes
5.950%	03/15/22	25	26,437
MassMutual Global Funding II,
Sr. Sec’d. Notes, 144A
2.100%	08/02/18	174	172,598
2.500%	10/17/22	184	166,189
3.125%	04/14/16	180	188,416
MasTec, Inc.,
Gtd. Notes
4.875%	03/15/23	38	35,910
Mcgraw-Hill Global Education Holdings LLC/Mcgraw-Hill Global Education Finance,
Sr. Sec’d. Notes, 144A
9.750%	04/01/21(a)	13	14,365
McKesson Corp.,
Sr. Unsec’d. Notes
2.700%	12/15/22	228	204,193
Medco Health Solutions, Inc.,
Gtd. Notes
2.750%	09/15/15	800	825,818
4.125%	09/15/20(a)	330	341,695
Mediacom LLC/Mediacom Capital Corp.,
Sr. Unsec’d. Notes
9.125%	08/15/19	91	98,394
Merck & Co., Inc.,
Sr. Unsec’d. Notes
2.400%	09/15/22	70	63,940
2.800%	05/18/23	125	115,723

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Meritage Homes Corp.,
Gtd. Notes
7.150%	04/15/20	8	$8,640
Gtd. Notes, 144A
7.150%	04/15/20	24	25,920
MetLife, Inc.,
Jr. Sub. Notes
6.400%	12/15/66	140	143,850
Sr. Unsec’d. Notes
4.125%	08/13/42(a)	335	291,324
4.750%	02/08/21(a)	290	313,435
MetroPCS Wireless, Inc.,
Gtd. Notes
6.625%	11/15/20(a)	184	195,040
Gtd. Notes, 144A
6.250%	04/01/21(a)	384	398,400
6.625%	04/01/23(a)	54	55,755
Metropolitan Life Global Funding I,
Sr. Sec’d. Notes, 144A
2.500%	09/29/15	300	308,978
3.875%	04/11/22	560	564,686
MGM Resorts International,
Gtd. Notes
6.625%	12/15/21(a)	155	163,913
6.750%	10/01/20(a)	335	358,450
7.750%	03/15/22	325	363,187
8.625%	02/01/19(a)	580	680,050
Michael Foods Group, Inc.,
Gtd. Notes
9.750%	07/15/18	200	217,500
Microsoft Corp.,
Sr. Unsec’d. Notes
0.875%	11/15/17	46	45,289
2.375%	05/01/23	123	111,278
3.000%	10/01/20	150	152,886
3.500%	11/15/42	430	355,130
3.625%	12/15/23	158	158,247
4.875%	12/15/43	160	163,533
MidAmerican Energy Holdings Co.,
Sr. Unsec’d. Notes
6.125%	04/01/36(a)	130	147,688
Sr. Unsec’d. Notes, 144A
1.100%	05/15/17	400	397,836
3.750%	11/15/23	390	380,364
5.150%	11/15/43	135	136,125
Milacron LLC/Mcron Finance Corp.,
Gtd. Notes, 144A
7.750%	02/15/21	105	110,250
MISA Investments Ltd.,
Unsec’d. Notes, PIK, 144A
8.625%	08/15/18	30	31,050
Molson Coors Brewing Co.,
Gtd. Notes
5.000%	05/01/42	100	97,845
Morgan Stanley,
Sr. Unsec’d. Notes
1.750%	02/25/16	107	108,436
2.125%	04/25/18(a)	365	361,852
3.750%	02/25/23(a)	760	739,529

SEE NOTES TO FINANCIAL STATEMENTS.

A259

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
3.800%	04/29/16	1,205	$1,274,685
6.375%	07/24/42	85	99,559
Sr. Unsec’d. Notes, MTN
5.500%	01/26/20	250	280,643
5.500%	07/28/21	450	502,856
5.550%	04/27/17	620	691,623
5.625%	09/23/19	200	227,337
5.750%	10/18/16	100	111,620
7.300%	05/13/19	600	728,645
Sub. Notes
5.000%	11/24/25	311	311,930
Mosaic Co. (The),
Sr. Unsec’d. Notes
3.750%	11/15/21	170	166,410
4.250%	11/15/23	88	86,908
5.450%	11/15/33	581	591,951
MPH Intermediate Holding Co. 2,
Sr. Unsec’d. Notes, PIK, 144A
8.375%	08/01/18	30	31,200
MultiPlan, Inc.,
Gtd. Notes, 144A
9.875%	09/01/18(a)	300	330,000
Murphy Oil USA, Inc.,
Gtd. Notes, 144A
6.000%	08/15/23	14	14,070
Mustang Merger Corp.,
Sr. Unsec’d. Notes, 144A
8.500%	08/15/21	33	35,640
Mylan, Inc.,
Gtd. Notes, 144A
1.800%	06/24/16	90	91,751
2.600%	06/24/18	290	290,168
7.875%	07/15/20	400	452,617
Nabors Industries, Inc.,
Gtd. Notes
4.625%	09/15/21	335	335,393
5.000%	09/15/20	100	104,056
National City Corp.,
Sub. Notes
6.875%	05/15/19	125	148,117
National Mentor Holdings, Inc.,
Gtd. Notes, 144A
12.500%	02/15/18	150	160,500
National Oilwell Varco, Inc.,
Sr. Unsec’d. Notes
1.350%	12/01/17	37	36,352
Nationstar Mortgage LLC/Nationstar Capital Corp.,
Gtd. Notes
6.500%	06/01/22	70	65,625
7.875%	10/01/20	67	69,513
Nationwide Mutual Insurance Co.,
Sub. Notes, 144A
8.250%	12/01/31	150	183,993
9.375%	08/15/39	100	140,233
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc.,
Sr. Sec’d. Notes, 144A
8.125%	11/15/21	35	35,700

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
NBCUniversal Enterprise Inc,
Gtd. Notes, 144A
1.662%	04/15/18	890	$869,229
NBCUniversal Media LLC,
Gtd. Notes
4.375%	04/01/21	115	121,719
4.450%	01/15/43	500	447,912
5.150%	04/30/20	100	111,775
6.400%	04/30/40	103	118,412
Neiman Marcus Group Ltd., Inc.,
Gtd. Notes, 144A
8.000%	10/15/21(a)	150	156,750
Netflix, Inc.,
Sr. Unsec’d. Notes, 144A
5.375%	02/01/21	71	71,887
NetSuite, Inc.,
Sr. Unsec’d. Notes, 144A
0.250%	06/01/18	303	334,057
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.,
Sr. Unsec’d. Notes, 144A
5.875%	03/15/22	65	66,950
Nevada Power Co.,
General Ref. Mortgage
6.650%	04/01/36	100	122,068
7.125%	03/15/19	275	334,605
New Albertsons, Inc.,
Sr. Unsec’d. Notes
7.450%	08/01/29(a)	42	34,440
7.750%	06/15/26	50	40,500
8.000%	05/01/31	150	123,750
New York Life Global Funding,
Sec’d. Notes, 144A
0.800%	02/12/16	225	226,017
1.650%	05/15/17	200	200,220
Sr. Sec’d. Notes, 144A
2.450%	07/14/16	150	155,251
Newfield Exploration Co.,
Sr. Unsec’d. Notes
5.750%	01/30/22	350	360,500
Nexstar Broadcasting, Inc.,
Gtd. Notes
6.875%	11/15/20	450	481,500
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
1.200%	06/01/15	59	59,302
1.339%	09/01/15	48	48,320
3.625%	06/15/23	150	140,692
NGL Energy Partners LP/NGL Energy Finance Corp.,
Gtd. Notes, 144A
6.875%	10/15/21	47	48,175
Nielsen Co. Luxembourg Sarl (The),
Gtd. Notes, 144A
5.500%	10/01/21	20	20,300
NII Capital Corp.,
Gtd. Notes
7.625%	04/01/21	250	102,500
NII International Telecom Sarl,
Gtd. Notes, 144A
11.375%	08/15/19(a)	93	77,655

SEE NOTES TO FINANCIAL STATEMENTS.

A260

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Nii International Telecom Sca,
Gtd. Notes, 144A
7.875%	08/15/19(a)	23	$17,365
NiSource Finance Corp.,
Gtd. Notes
4.450%	12/01/21	195	197,583
4.800%	02/15/44	270	243,612
5.400%	07/15/14	211	216,188
5.650%	02/01/45	139	142,384
5.800%	02/01/42	140	145,616
6.250%	12/15/40	75	80,158
Noble Energy, Inc.,
Sr. Unsec’d. Notes
5.250%	11/15/43	300	299,755
Noble Holding International Ltd.,
Gtd. Notes
5.250%	03/15/42	130	124,733
Nordstrom, Inc.,
Sr. Unsec’d. Notes
4.000%	10/15/21	100	103,716
Sr. Unsec’d. Notes, 144A
5.000%	01/15/44	250	247,105
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
4.800%	08/15/43	190	184,011
6.000%	03/15/2105	100	106,242
Nortek, Inc.,
Gtd. Notes
8.500%	04/15/21	65	71,987
Northrop Grumman Systems Corp.,
Gtd. Notes
7.750%	02/15/31	175	223,187
Northwest Airlines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
7.027%	11/01/19	469	520,547
Novelis, Inc.,
Gtd. Notes
8.750%	12/15/20	160	178,000
NRG Energy, Inc.,
Gtd. Notes
7.625%	01/15/18	550	627,000
7.875%	05/15/21(a)	350	387,625
Nuance Communications, Inc.,
Gtd. Notes, 144A
5.375%	08/15/20(a)	49	47,897
Nucor Corp.,
Sr. Unsec’d. Notes
4.000%	08/01/23	90	87,856
Oasis Petroleum, Inc.,
Gtd. Notes, 144A
6.875%	03/15/22(a)	75	79,500
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
4.100%	02/01/21	200	209,947
Oglethorpe Power Corp.,
First Mortgage
5.375%	11/01/40	190	194,909

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Ohio Power Co.,
Sr. Unsec’d. Notes
5.375%	10/01/21	140	$156,199
6.600%	03/01/33	75	87,185
Oil States International, Inc.,
Gtd. Notes
5.125%	01/15/23	20	22,550
6.500%	06/01/19(a)	170	180,837
Olin Corp.,
Sr. Unsec’d. Notes
5.500%	08/15/22	55	54,863
Omnicare, Inc.,
Gtd. Notes
7.750%	06/01/20	30	33,225
Omnicom Group, Inc.,
Gtd. Notes
3.625%	05/01/22	205	198,521
OMNOVA Solutions, Inc.,
Gtd. Notes
7.875%	11/01/18	70	75,250
ONEOK Partners LP,
Gtd. Notes
3.250%	02/01/16	525	545,867
6.200%	09/15/43	275	296,837
Onex USI Acquisition Corp.,
Sr. Unsec’d. Notes, 144A
7.750%	01/15/21	71	72,597
Oppenheimer Holdings, Inc.,
Sr. Sec’d. Notes
8.750%	04/15/18	70	74,900
Oracle Corp.,
Sr. Unsec’d. Notes
1.200%	10/15/17	325	319,819
2.375%	01/15/19	152	153,361
2.500%	10/15/22	1,683	1,541,520
3.625%	07/15/23(a)	390	386,867
6.500%	04/15/38	100	121,835
Oshkosh Corp.,
Gtd. Notes
8.500%	03/01/20(a)	400	442,000
PACCAR Financial Corp.,
Sr. Unsec’d. Notes, MTN
0.800%	02/08/16	83	82,874
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
6.050%	03/01/34(a)	260	297,829
Pacific Life Insurance Co.,
Sub. Notes, 144A
9.250%	06/15/39	50	69,436
PacifiCorp,
First Mortgage
2.950%	02/01/22	1,135	1,090,939
PAETEC Holding Corp.,
Gtd. Notes
9.875%	12/01/18	25	27,937
Par Pharmaceutical Cos., Inc.,
Gtd. Notes
7.375%	10/15/20	45	46,519

SEE NOTES TO FINANCIAL STATEMENTS.

A261

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Parker Drilling Co.,
Gtd. Notes, 144A
7.500%	08/01/20	48	$50,400
Party City Holdings, Inc.,
Gtd. Notes
8.875%	08/01/20	300	336,000
Patriot Merger Corp.,
Sr. Unsec’d. Notes, 144A
9.000%	07/15/21	34	35,700
PC Nextco Holdings LLC/PC Nextco Finance, Inc.,
Sr. Unsec’d. Notes, PIK, 144A
8.750%	08/15/19	50	51,313
Peabody Energy Corp.,
Gtd. Notes
6.250%	11/15/21(a)	525	530,250
Peco Energy Co.,
First Mortgage
2.375%	09/15/22	150	136,315
Penn National Gaming, Inc.,
Sr. Unsec’d. Notes, 144A
5.875%	11/01/21(a)	30	29,625
Penske Automotive Group, Inc.,
Gtd. Notes
5.750%	10/01/22	100	102,250
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
2.875%	07/17/18(a)	40	40,235
PepsiCo, Inc.,
Sr. Unsec’d. Notes
2.750%	03/01/23(a)	280	259,157
PetroLogistics LP/PetroLogistics Finance Corp,
Gtd. Notes, 144A
6.250%	04/01/20	50	50,125
PH Glatfelter Co.,
Gtd. Notes
5.375%	10/15/20	92	94,300
PHI, Inc.,
Gtd. Notes
8.625%	10/15/18	75	80,625
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
4.125%	03/04/43	335	293,265
4.375%	11/15/41	360	328,114
4.875%	11/15/43	120	118,876
Pilgrim’s Pride Corp.,
Gtd. Notes
7.875%	12/15/18	175	190,750
Pioneer Energy Services Corp.,
Gtd. Notes
9.875%	03/15/18	75	79,500
Pittsburgh Glass Works LLC,
Sr. Sec’d. Notes, 144A
8.000%	11/15/18	17	17,893
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.850%	10/15/23	190	185,345
5.750%	01/15/20(a)	615	702,020

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Plains Exploration & Production Co.,
Gtd. Notes
6.500%	11/15/20	101	$111,542
6.875%	02/15/23	101	112,615
PNC Bank NA,
Sub. Notes
2.700%	11/01/22(a)	820	743,303
2.950%	01/30/23(a)	250	230,079
PNC Financial Services Group, Inc. (The),
Jr. Sub. Notes
4.850%(c)	05/29/49(a)	265	237,307
PNC Funding Corp.,
Bank Gtd. Notes
4.375%	08/11/20	150	160,362
5.125%	02/08/20	150	168,474
Polymer Group, Inc.,
Sr. Sec’d. Notes
7.750%	02/01/19	200	213,250
PolyOne Corp.,
Sr. Unsec’d. Notes
5.250%	03/15/23	90	87,750
7.375%	09/15/20	200	221,000
Portfolio Recovery Associates, Inc.,
Sr. Unsec’d. Notes, 144A
3.000%	08/01/20	499	546,717
Post Holdings, Inc.,
Gtd. Notes
7.375%	02/15/22	200	214,000
Gtd. Notes, 144A
6.750%	12/01/21(a)	33	34,155
Potomac Electric Power Co.,
First Mortgage
7.900%	12/15/38	75	105,880
PPG Industries, Inc.,
Sr. Unsec’d. Notes
6.650%	03/15/18	360	416,301
PPL Capital Funding, Inc.,
Gtd. Notes
3.500%	12/01/22	320	302,211
4.200%	06/15/22	220	219,597
4.700%	06/01/43	45	40,535
PPL Electric Utilities Corp.,
First Mortgage
2.500%	09/01/22	152	140,124
PPL Energy Supply LLC,
Sr. Unsec’d. Notes
4.600%	12/15/21	150	144,142
Praxair, Inc.,
Sr. Unsec’d. Notes
1.250%	11/07/18	200	191,169
Prestige Brands, Inc.,
Sr. Unsec’d. Notes, 144A
5.375%	12/15/21	50	50,500
Prince Mineral Holding Corp.,
Sr. Sec’d. Notes, 144A
11.500%	12/15/19	35	38,937
Principal Financial Group, Inc.,
Gtd. Notes
1.850%	11/15/17	26	25,765

SEE NOTES TO FINANCIAL STATEMENTS.

A262

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
8.875%	05/15/19	200	$255,706
Principal Life Global Funding II,
Sec’d. Notes, 144A
1.000%	12/11/15	94	94,191
Sr. Sec’d. Notes, 144A
2.250%	10/15/18	212	210,318
Private Export Funding Corp.,
Gov’t. Gtd. Notes
2.125%	07/15/16	2,000	2,074,522
4.375%	03/15/19	1,225	1,352,563
Procter & Gamble Co. (The),
Sr. Unsec’d. Notes
5.800%	08/15/34	100	115,358
Progress Energy, Inc.,
Sr. Unsec’d. Notes
3.150%	04/01/22(a)	320	308,116
ProLogis LP,
Gtd. Notes
4.250%	08/15/23	310	306,235
6.875%	03/15/20	73	85,980
Provident Funding Associates LP/PFG Finance Corp.,
Gtd. Notes, 144A
6.750%	06/15/21	26	25,870
PSEG Power LLC,
Gtd. Notes
4.300%	11/15/23	74	73,668
5.125%	04/15/20	100	109,055
5.500%	12/01/15	200	216,659
Public Service Co. of Colorado,
First Mortgage
2.250%	09/15/22	31	28,102
Public Service Co. of New Hampshire,
First Mortgage
3.500%	11/01/23	50	48,956
Public Service Co. of Oklahoma,
Sr. Unsec’d. Notes
5.150%	12/01/19	50	55,393
Public Service Electric & Gas Co.,
Sec’d. Notes, MTN
3.650%	09/01/42	56	47,220
QEP Resources, Inc.,
Sr. Unsec’d. Notes
5.250%	05/01/23(a)	98	91,875
5.375%	10/01/22(a)	350	336,875
Quest Diagnostics, Inc.,
Gtd. Notes
4.750%	01/30/20	180	187,254
Quiksilver, Inc./QS Wholesale, Inc.,
Sr. Sec’d. Notes, 144A
7.875%	08/01/18	25	27,125
Qwest Capital Funding, Inc.,
Gtd. Notes
6.875%	07/15/28	5	4,587
7.750%	02/15/31	130	124,475
Qwest Corp.,
Sr. Unsec’d. Notes
7.250%	09/15/25	25	26,624

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Radiation Therapy Services, Inc.,
Sec’d. Notes
8.875%	01/15/17	350	$353,500
Rain CII Carbon LLC/CII Carbon Corp.,
Sec’d. Notes, 144A
8.000%	12/01/18	70	72,450
Range Resources Corp.,
Gtd. Notes
6.750%	08/01/20	130	140,725
RCN Telecom Services LLC/RCN Capital Corp.,
Sr. Unsec’d. Notes, 144A
8.500%	08/15/20	40	40,400
Realogy Group LLC,
Sr. Sec’d. Notes, 144A
7.625%	01/15/20	400	449,000
Regal Entertainment Group,
Sr. Unsec’d. Notes
5.750%	06/15/23	45	44,213
Regency Energy Partners LP/Regency Energy Finance Corp.,
Gtd. Notes
4.500%	11/01/23	25	22,750
5.500%	04/15/23	225	219,375
Republic Services, Inc.,
Gtd. Notes
5.500%	09/15/19	330	371,328
Resolute Forest Products, Inc.,
Gtd. Notes, 144A
5.875%	05/15/23	15	13,875
Revlon Consumer Products Corp.,
Gtd. Notes
5.750%	02/15/21	50	49,313
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
Gtd. Notes
9.000%	04/15/19(a)	1,500	1,608,750
9.875%	08/15/19	415	461,687
Sr. Sec’d. Notes
5.750%	10/15/20(a)	350	357,000
7.125%	04/15/19	300	319,500
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes
5.000%	04/15/21	37	36,537
Rite Aid Corp.,
Gtd. Notes
6.750%	06/15/21(a)	70	73,413
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.,
Sr. Sec’d. Notes, 144A
9.500%	06/15/19	64	70,240
ROC Finance LLC/ROC Finance 1 Corp.,
Sec’d. Notes, 144A
12.125%	09/01/18	66	67,815
Roofing Supply Group LLC/Roofing Supply Finance, Inc.,
Gtd. Notes, 144A
10.000%	06/01/20	65	72,800
Rosetta Resources, Inc.,
Gtd. Notes
5.625%	05/01/21	129	128,677
5.875%	06/01/22	157	155,823

SEE NOTES TO FINANCIAL STATEMENTS.

A263

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
RR Donnelley & Sons Co.,
Sr. Unsec’d. Notes
6.500%	11/15/23	50	$50,500
7.000%	02/15/22	35	37,625
7.250%	05/15/18	21	23,835
Ryder System, Inc.,
Sr. Unsec’d. Notes, MTN
3.500%	06/01/17	622	650,803
Ryerson, Inc./Joseph T Ryerson & Son, Inc.,
Sr. Sec’d. Notes
9.000%	10/15/17	70	74,200
Sabine Oil & Gas LLC/Sabine Oil & Gas Finance Corp.,
Gtd. Notes
9.750%	02/15/17	80	83,200
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes, 144A
5.625%	04/15/23	132	123,420
Sabre, Inc.,
Sr. Sec’d. Notes, 144A
8.500%	05/15/19	590	654,900
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
6.875%	11/15/19	100	110,500
Samson Investment Co.,
Gtd. Notes, 144A
10.500%	02/15/20(a)	360	392,400
SandRidge Energy, Inc.,
Gtd. Notes
7.500%	03/15/21	35	36,663
Schlumberger Investment SA,
Gtd. Notes
3.650%	12/01/23(a)	383	379,665
Gtd. Notes, 144A
2.400%	08/01/22	50	45,826
Schlumberger Oilfield UK PLC,
Gtd. Notes, 144A
4.200%	01/15/21	205	216,682
Scotts Miracle-Gro Co. (The),
Gtd. Notes
6.625%	12/15/20	250	269,375
Seagate HDD Cayman,
Gtd. Notes
7.000%	11/01/21	159	175,496
Gtd. Notes, 144A
3.750%	11/15/18(a)	75	75,844
Sealed Air Corp.,
Gtd. Notes, 144A
6.500%	12/01/20	55	59,125
8.125%	09/15/19	75	84,187
8.375%	09/15/21	250	283,750
Sr. Notes, 144A
5.250%	04/01/23	37	35,983
Semgroup LP,
Gtd. Notes, 144A
7.500%	06/15/21	47	49,703
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC,
Gtd. Notes, 144A
5.875%	05/15/21	145	142,463

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Sempra Energy,
Sr. Unsec’d. Notes
2.300%	04/01/17	735	$744,520
2.875%	10/01/22	768	707,117
4.050%	12/01/23	225	222,173
Seneca Gaming Corp.,
Gtd. Notes, 144A
8.250%	12/01/18	140	150,500
Serta Simmons Holdings LLC,
Sr. Unsec’d. Notes, 144A
8.125%	10/01/20(a)	645	701,437
Service Corp. International,
Sr. Unsec’d. Notes
8.000%	11/15/21	85	97,537
Sr. Unsec’d. Notes, 144A
5.375%	01/15/22	25	25,313
Shingle Springs Tribal Gaming Authority,
Sr. Unsec’d. Notes, 144A
9.750%	09/01/21	80	86,400
Sierra Pacific Power Co.,
General Ref. Mortgage
6.000%	05/15/16	500	558,139
Simon Property Group LP,
Sr. Unsec’d. Notes, REIT
2.750%	02/01/23(a)	255	233,019
4.375%	03/01/21	175	185,035
6.125%	05/30/18	150	173,672
Sinclair Television Group, Inc.,
Gtd. Notes
5.375%	04/01/21	508	500,380
Gtd. Notes, 144A
6.375%	11/01/21	40	41,400
Sr. Unsec’d. Notes
6.125%	10/01/22(a)	10	10,100
Sirius XM Holdings, Inc.,
Gtd. Notes, 144A
5.250%	08/15/22	40	40,400
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
5.750%	08/01/21	71	71,710
Sr. Unsec’d. Notes, 144A
4.250%	05/15/20	113	106,785
4.625%	05/15/23	33	29,865
Sitel LLC/Sitel Finance Corp.,
Gtd. Notes
11.500%	04/01/18(a)	100	88,000
Six Flags Entertainment Corp.,
Gtd. Notes, 144A
5.250%	01/15/21	180	175,950
SM Energy Co.,
Sr. Unsec’d. Notes
6.500%	11/15/21	300	318,000
Smithfield Foods, Inc.,
Sr. Unsec’d. Notes
7.750%	07/01/17	95	111,387
Southern California Edison Co.,
First Ref. Mortgage
3.900%	03/15/43	235	207,161

SEE NOTES TO FINANCIAL STATEMENTS.

A264

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Southern Co. (The),
Sr. Unsec’d. Notes
2.450%	09/01/18	165	$167,504
Southern Power Co.,
Sr. Unsec’d. Notes
5.250%	07/15/43	105	104,298
Spectra Energy Capital LLC,
Gtd. Notes
5.650%	03/01/20	495	539,018
8.000%	10/01/19	260	309,702
Spectra Energy Partners LP,
Sr. Unsec’d. Notes
2.950%	09/25/18(a)	96	97,308
5.950%	09/25/43	448	478,932
Spectrum Brands Escrow Corp.,
Gtd. Notes, 144A
6.625%	11/15/22	75	79,781
Spectrum Brands, Inc.,
Gtd. Notes
6.750%	03/15/20	75	80,719
Sprint Capital Corp.,
Gtd. Notes
8.750%	03/15/32	1,000	1,072,500
Sprint Communications, Inc.,
Gtd. Notes, 144A
7.000%	03/01/20(a)	350	390,250
9.000%	11/15/18	450	542,250
Sr. Unsec’d. Notes
7.000%	08/15/20(a)	870	941,775
Sprint Corp.,
Gtd. Notes, 144A
7.250%	09/15/21	37	39,729
7.875%	09/15/23	65	69,875
Standard Pacific Corp.,
Gtd. Notes
8.375%	05/15/18	125	146,875
8.375%	01/15/21(a)	15	17,475
State Street Corp.,
Sr. Unsec’d. Notes
3.700%	11/20/23	981	973,287
4.375%	03/07/21	100	108,576
Sub. Notes
3.100%	05/15/23(a)	96	89,261
Station Casinos LLC,
Gtd. Notes
7.500%	03/01/21	75	79,875
Steel Dynamics, Inc.,
Gtd. Notes
5.250%	04/15/23	55	55,000
6.375%	08/15/22	145	156,600
Stone Energy Corp.,
Gtd. Notes
7.500%	11/15/22	175	182,875
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.,
Sr. Unsec’d. Notes, 144A
7.500%	07/01/21	33	34,485
Sun Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
5.250%	08/01/18	178	186,455

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
5.875%	08/01/21	15	$15,375
SunGard Data Systems, Inc.,
Gtd. Notes
6.625%	11/01/19(a)	450	472,500
7.625%	11/15/20(a)	37	40,330
SunTrust Banks, Inc.,
Sr. Unsec’d. Notes
2.350%	11/01/18	65	64,656
3.500%	01/20/17	270	283,910
SUPERVALU, Inc.,
Sr. Unsec’d. Notes
8.000%	05/01/16	142	157,087
Swift Energy Co.,
Gtd. Notes
7.875%	03/01/22(a)	120	118,800
8.875%	01/15/20	95	98,800
Swiss Re Treasury US Corp.,
Gtd. Notes, 144A
4.250%	12/06/42	305	262,099
Talos Production LLC/Talos Production Finance, Inc.,
Gtd. Notes, 144A
9.750%	02/15/18	66	67,485
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
5.250%	05/01/23	125	121,094
Taylor Morrison Communities, Inc./Monarch Communities, Inc.,
Gtd. Notes, 144A
5.250%	04/15/21	32	31,120
7.750%	04/15/20	35	38,500
TCI Communications, Inc.,
Sr. Unsec’d. Notes
7.125%	02/15/28	200	245,970
TECO Finance, Inc.,
Gtd. Notes
5.150%	03/15/20	100	109,670
Tenet Healthcare Corp.,
Sr. Sec’d. Notes
4.375%	10/01/21	60	56,400
4.500%	04/01/21(a)	133	126,017
4.750%	06/01/20	415	405,663
6.250%	11/01/18	60	66,450
Sr. Sec’d. Notes, 144A
6.000%	10/01/20	93	97,069
Sr. Unsec’d. Notes
8.000%	08/01/20(a)	565	613,731
8.125%	04/01/22(a)	118	127,145
Terex Corp.,
Gtd. Notes
6.000%	05/15/21(a)	225	232,594
6.500%	04/01/20	200	214,000
Tesoro Logistics LP/Tesoro Logistics Finance Corp,
Gtd. Notes
5.875%	10/01/20	170	173,825
6.125%	10/15/21	75	77,250
Texas Eastern Transmission LP,
Sr. Unsec’d. Notes, 144A
2.800%	10/15/22	185	165,428

SEE NOTES TO FINANCIAL STATEMENTS.

A265

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Time Warner Cable, Inc.,
Gtd. Notes
4.125%	02/15/21	300	$284,329
4.500%	09/15/42	45	34,090
5.500%	09/01/41(a)	265	219,583
6.750%	07/01/18	35	39,250
Time Warner Entertainment Co. LP,
Gtd. Notes
8.375%	03/15/23	140	161,025
Time Warner, Inc.,
Gtd. Notes
4.750%	03/29/21	805	858,429
6.200%	03/15/40	435	479,222
T-Mobile USA, Inc.,
Gtd. Notes
6.125%	01/15/22	46	46,805
6.464%	04/28/19	28	29,750
6.500%	01/15/24	28	28,350
6.633%	04/28/21	50	52,625
6.731%	04/28/22	119	124,057
6.836%	04/28/23(a)	30	31,125
Sr. Unsec’d. Notes, 144A
5.250%	09/01/18(a)	42	44,205
Tops Holding Corp./Tops Markets LLC,
Sr. Sec’d. Notes, 144A
8.875%	12/15/17	105	115,369
Tosco Corp.,
Gtd. Notes
7.800%	01/01/27	100	131,553
TransDigm, Inc.,
Gtd. Notes
5.500%	10/15/20	150	146,625
Transocean, Inc.,
Gtd. Notes
3.800%	10/15/22	199	188,617
6.375%	12/15/21	255	286,547
6.500%	11/15/20	100	114,194
TransUnion Holding Co., Inc.,
Sr. Unsec’d. Notes
8.125%	06/15/18	54	56,970
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.,
Sr. Sec’d. Notes, 144A
8.750%	02/01/19(a)	418	431,585
Tronox Finance LLC,
Gtd. Notes
6.375%	08/15/20(a)	125	127,500
Tutor Perini Corp.,
Gtd. Notes
7.625%	11/01/18(a)	170	181,900
tw telecom holdings, Inc.,
Gtd. Notes, 144A
5.375%	10/01/22	16	15,720
Tyco International Finance SA,
Gtd. Notes
8.500%	01/15/19	120	147,196
UCI International, Inc.,
Gtd. Notes
8.625%	02/15/19	200	200,000

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
UDR, Inc.,
Gtd. Notes
3.700%	10/01/20	360	$361,938
Ultra Petroleum Corp.,
Sr. Unsec’d. Notes, 144A
5.750%	12/15/18	85	87,338
Ultrapetrol Bahamas Ltd.,
Mortgage, 144A
8.875%	06/15/21	4	4,305
Sr. Sec’d. Notes, 144A
8.875%	06/15/21	145	156,963
Unifrax I LLC/Unifrax Holding Co.,
Gtd. Notes, 144A
7.500%	02/15/19	50	51,750
Unit Corp.,
Gtd. Notes
6.625%	05/15/21	285	300,675
United Airlines 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.300%	02/15/27	100	101,750
United Parcel Service, Inc.,
Sr. Unsec’d. Notes
2.450%	10/01/22	43	39,513
United Rentals North America, Inc.,
Gtd. Notes
7.375%	05/15/20(a)	1,000	1,108,750
8.375%	09/15/20(a)	250	278,750
United Surgical Partners International, Inc.,
Gtd. Notes
9.000%	04/01/20	420	470,400
United Technologies Corp.,
Sr. Unsec’d. Notes
3.100%	06/01/22(a)	770	752,892
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.750%	02/15/23	29	26,554
3.950%	10/15/42	480	407,071
4.700%	02/15/21	150	163,658
5.800%	03/15/36	100	110,007
Univision Communications, Inc.,
Gtd. Notes, 144A
8.500%	05/15/21	75	82,500
Sr. Sec’d. Notes, 144A
5.125%	05/15/23(a)	80	79,900
6.750%	09/15/22(a)	335	366,825
US Airways 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.950%	11/15/25(a)	250	243,125
US Airways 2013-1 Class B Pass-Through Trust,
Pass-Through Certificates
5.375%	11/15/21	15	14,775
US Concrete, Inc.,
Sr. Sec’d. Notes, 144A
8.500%	12/01/18	33	33,743
USG Corp.,
Gtd. Notes, 144A
5.875%	11/01/21	26	27,040
7.875%	03/30/20	3	3,375

SEE NOTES TO FINANCIAL STATEMENTS.

A266

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Vail Resorts, Inc.,
Gtd. Notes
6.500%	05/01/19	150	$159,000
Valassis Communications, Inc.,
Gtd. Notes
6.625%	02/01/21	90	92,813
Valeant Pharmaceuticals International,
Gtd. Notes, 144A
5.625%	12/01/21	115	115,575
6.375%	10/15/20	75	79,031
6.750%	08/15/21	100	106,000
6.875%	12/01/18	100	107,000
7.000%	10/01/20(a)	630	678,825
Sr. Unsec’d. Notes, 144A
6.750%	08/15/18(a)	219	240,626
7.500%	07/15/21	117	128,408
Vanguard Natural Resources LLC/VNR Finance Corp.,
Gtd. Notes
7.875%	04/01/20(a)	133	139,650
Ventas Realty LP,
Gtd. Notes
5.700%	09/30/43	110	112,605
Ventas Realty LP/Ventas Capital Corp.,
Gtd. Notes, REIT
4.250%	03/01/22	750	754,717
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.450%	11/01/22(a)	150	132,787
2.500%	09/15/16	1,522	1,573,803
3.850%	11/01/42(a)	845	690,199
4.500%	09/15/20	747	799,713
5.500%	02/15/18	100	112,976
5.550%	02/15/16	100	109,362
5.850%	09/15/35	100	106,167
6.400%	09/15/33	661	760,230
6.550%	09/15/43	600	701,975
Verizon Global Funding Corp.,
Sr. Unsec’d. Notes
7.750%	12/01/30	250	319,311
Verizon Pennsylvania LLC,
Gtd. Notes
8.350%	12/15/30	300	356,669
8.750%	08/15/31	300	370,706
Viacom, Inc.,
Sr. Unsec’d. Notes
3.250%	03/15/23	96	88,917
3.875%	12/15/21	200	198,769
4.375%	03/15/43	275	232,202
5.850%	09/01/43	175	183,964
Viasystems, Inc.,
Sr. Sec’d. Notes, 144A
7.875%	05/01/19	23	24,869
Victor Technology Group, Inc.,
Sr. Sec’d. Notes
9.000%	12/15/17	82	87,740
Viking Cruises Ltd.,
Unsec’d. Notes, 144A
8.500%	10/15/22	75	84,750

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Virginia Electric and Power Co.,
Sr. Unsec’d. Notes
2.750%	03/15/23	150	$139,462
2.950%	01/15/22	325	313,996
Visteon Corp.,
Gtd. Notes
6.750%	04/15/19	240	255,000
Vulcan Materials Co.,
Sr. Unsec’d. Notes
7.500%	06/15/21	284	323,760
VWR Funding, Inc.,
Gtd. Notes
7.250%	09/15/17	85	91,163
W&T Offshore, Inc.,
Gtd. Notes
8.500%	06/15/19(a)	195	206,213
Wachovia Capital Trust III,
Ltd. Gtd. Notes
5.570%(c)	03/29/49	200	183,000
Walgreen Co.,
Sr. Unsec’d. Notes
1.800%	09/15/17	69	69,478
Wal-Mart Stores, Inc.,
Sr. Unsec’d. Notes
1.950%	12/15/18	580	577,907
4.000%	04/11/43	335	298,144
5.000%	10/25/40	490	512,635
Walt Disney Co. (The),
Sr. Unsec’d. Notes
2.750%	08/16/21	100	96,413
Waste Management, Inc.,
Gtd. Notes
2.900%	09/15/22	54	50,025
7.375%	03/11/19	80	96,757
WCI Communities, Inc.,
Gtd. Notes, 144A
6.875%	08/15/21	68	67,660
Weatherford International Ltd.,
Gtd. Notes
4.500%	04/15/22	100	100,630
6.750%	09/15/40	60	64,893
9.875%	03/01/39	110	154,000
Weingarten Realty Investors,
Sr. Unsec’d. Notes
4.450%	01/15/24	275	269,356
WellPoint, Inc.,
Sr. Unsec’d. Notes
2.300%	07/15/18(a)	205	203,373
3.300%	01/15/23	140	130,650
4.625%	05/15/42	185	170,980
5.100%	01/15/44	310	307,411
Wells Enterprises, Inc.,
Sr. Sec’d. Notes, 144A
6.750%	02/01/20	125	126,875
Wells Fargo & Co.,
Jr. Sub. Notes
7.980%(c)	03/29/49	775	864,125
Sr. Unsec’d. Notes
1.250%	07/20/16(a)	550	554,080

SEE NOTES TO FINANCIAL STATEMENTS.

A267

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
2.150%	01/15/19(a)	89	$88,721
3.676%	06/15/16	1,450	1,543,879
Sr. Unsec’d. Notes, MTN
3.500%	03/08/22	990	990,261
4.600%	04/01/21	600	657,736
Sub. Notes
3.450%	02/13/23(a)	420	397,083
4.125%	08/15/23	160	157,736
5.375%	11/02/43(a)	440	450,563
Wells Fargo Bank NA,
Sub. Notes
5.750%	05/16/16	250	276,339
Western Refining, Inc.,
Gtd. Notes
6.250%	04/01/21(a)	29	29,217
Whiting Petroleum Corp.,
Gtd. Notes
5.000%	03/15/19	140	143,150
5.750%	03/15/21	200	207,000
Windstream Corp.,
Gtd. Notes
7.750%	10/15/20	70	74,287
7.750%	10/01/21(a)	1,130	1,197,800
8.125%	09/01/18	50	53,750
Wisconsin Electric Power Co.,
Sr. Unsec’d. Notes
3.650%	12/15/42	44	36,762
4.250%	12/15/19	160	175,055
WMG Acquisition Corp.,
Sr. Sec’d. Notes, 144A
6.000%	01/15/21(a)	465	483,019
Wok Acquisition Corp.,
Gtd. Notes, 144A
10.250%	06/30/20(a)	85	92,331
WPX Energy, Inc.,
Sr. Unsec’d. Notes
6.000%	01/15/22(a)	350	350,000
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
0.750%	05/09/16	54	53,545
4.700%	05/15/20	625	685,923
6.500%	07/01/36	140	166,791
Xerox Corp.,
Sr. Unsec’d. Notes
5.625%	12/15/19	150	165,408
Zayo Group LLC/Zayo Capital, Inc.,
Gtd. Notes
10.125%	07/01/20(a)	130	149,825
Zoetis, Inc.,
Sr. Unsec’d. Notes
1.875%	02/01/18	41	40,663

			309,438,331

Uruguay
Navios South American Logistics, Inc./Navios Logistics Finance US, Inc.,
Gtd. Notes
9.250%	04/15/19	129	139,159

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Venezuela
Petroleos de Venezuela SA,
Gtd. Notes
5.375%	04/12/27		613	$326,529
8.500%	11/02/17		312	259,740
9.000%	11/17/21		87	64,350

				650,619

TOTAL CORPORATE BONDS (cost $401,652,028)				397,543,241

FOREIGN GOVERNMENT BONDS — 0.7%
Argentine Republic Government International Bond (Argentina),
Bonds
7.000%	10/03/15		57	56,601
Sr. Unsec’d. Notes
3.089%(c)(s)	12/31/33	ARS	188	56,314
8.280%	12/31/33		327	246,742
8.750%	06/02/17		185	167,525
Sr. Unsec’d. Notes (2.5% until 03/2019, 3.75% until 03/2029)
5.250%(t)	12/31/38		440	179,300
Banco Nacional de Desenvolvimento Economico e Social (Brazil),
Sr. Unsec’d. Notes, 144A
6.500%	06/10/19		100	108,500
Belize Government International Bond (Belize),
Sr. Unsec’d. Notes, 144A
5.000%	02/20/38		23	14,181
Bolivian Government International Bond (Bolivia),
Sr. Unsec’d. Notes
5.950%	08/22/23		200	197,000
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
2.625%	01/05/23(a)		400	344,000
5.625%	01/07/41		235	227,950
7.125%	01/20/37		120	137,400
8.000%	01/15/18		195	216,450
8.250%	01/20/34		227	289,993
10.250%	01/10/28		BRL 700	287,062
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
6.125%	01/18/41		262	280,340
7.375%	03/18/19		200	240,400
7.375%	09/18/37		233	286,007
Costa Rica Government International Bond (Costa Rica),
Sr. Unsec’d. Notes
9.995%	08/01/20		40	50,200
Croatia Government International Bond (Croatia),
Sr. Unsec’d. Notes
6.250%	04/27/17		200	213,000
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes
9.040%	01/23/18		192	207,163
Ecuador Government International Bond (Ecuador),
Notes
9.375%	12/15/15		200	211,000

SEE NOTES TO FINANCIAL STATEMENTS.

A268

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
El Salvador Government International Bond (El Salvador),
Sr. Unsec’d. Notes
5.875%	01/30/25	55	$52,319
8.250%	04/10/32	104	110,890
Sr. Unsec’d. Notes, 144A
5.875%	01/30/25	150	142,687
Financing of Infrastrucural Projects State Enterprise (Ukraine),
Gov’t. Gtd. Notes
9.000%	12/07/17	200	187,000
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
4.125%	02/19/18	60	60,660
5.375%	02/21/23	584	576,700
6.375%	03/29/21	170	182,325
7.625%	03/29/41	148	161,875
Iceland Government International Bond (Iceland),
Unsec’d. Notes
4.875%	06/16/16	115	119,313
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
5.875%	03/13/20	430	454,510
8.500%	10/12/35	100	120,750
11.625%	03/04/19	320	426,400
Sr. Unsec’d. Notes, 144A
3.375%	04/15/23	520	443,300
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes
5.750%	12/31/32	310	276,675
Lebanon Government International Bond (Lebanon),
Sr. Unsec’d. Notes
8.250%	04/12/21	460	512,210
Sr. Unsec’d. Notes, MTN
6.375%	03/09/20	200	204,500
Lithuania Government International Bond (Lithuania),
Sr. Unsec’d. Notes
7.375%	02/11/20	100	120,150
Sr. Unsec’d. Notes, 144A
5.125%	09/14/17	100	109,375
6.125%	03/09/21	225	254,880
Mexican Bonos (Mexico),
Bonds
10.000%	11/20/36	MXN 685	66,630
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
3.625%	03/15/22	18	18,000
4.000%	10/02/23	758	750,420
5.625%	01/15/17	270	301,725
5.750%	10/12/10	394	364,450
Morocco Government International Bond (Morocco),
Sr. Unsec’d. Notes
5.500%	12/11/42	200	167,000
Pakistan Government International Bond (Pakistan),
Sr. Unsec’d. Notes
6.875%	06/01/17	300	292,500
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
4.300%	04/29/53	220	166,650
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
8.750%	11/21/33	132	187,770

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
7.750%	01/14/31	420	$552,825
8.375%	06/17/19	235	299,625
Province of Ontario Canada (Canada),
Sr. Unsec’d. Notes
1.650%	09/27/19	321	308,096
2.300%	05/10/16	175	181,055
Province of Quebec Canada (Canada),
Debs.
7.500%	07/15/23	225	287,120
Provincia de Buenos Aires (Argentina),
Sr. Unsec’d. Notes, RegS
9.625%	04/18/28	200	162,000
11.750%	10/05/15	100	97,000
Republic of Angola Via Northern Lights III BV (Angola),
Sr. Unsec’d. Notes
7.000%	08/16/19	280	302,750
Republic of Belarus (Belarus),
Sr. Unsec’d. Notes
8.950%	01/26/18	210	210,525
Republic of Iceland (Iceland),
Unsec’d. Notes, 144A
5.875%	05/11/22	100	102,000
Republic of Indonesia (Indonesia),
Sr. Unsec’d. Notes
7.750%	01/17/38	183	206,561
Republic of Iraq (Iraq),
Unsec’d. Notes
5.800%	01/15/28	310	263,500
Republic of Serbia (Serbia),
Bonds, 144A
4.875%	02/25/20	200	189,100
Republic of Turkey (Turkey),
Sr. Unsec’d. Notes
6.750%	04/03/18	100	108,600
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes
6.750%	02/07/22	72	81,720
Sr. Unsec’d. Notes, 144A
4.375%	08/22/23	110	106,150
Russian Foreign Bond (Russia),
Sr. Unsec’d. Notes
5.625%	04/04/42	200	199,000
7.500%	03/31/30	204	237,439
12.750%	06/24/28	80	135,400
Sr. Unsec’d. Notes, 144A
3.250%	04/04/17	600	626,100
3.500%	01/16/19	200	203,100
Russian Foreign Bond - Eurobond (Russia),
Sr. Unsec’d. Notes
5.875%	09/16/43	200	204,010
South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes
5.875%	09/16/25	200	208,000
6.250%	03/08/41	100	103,630
Sri Lanka Government International Bond (Sri Lanka),
Sr. Unsec’d. Notes
6.250%	10/04/20	100	98,500

SEE NOTES TO FINANCIAL STATEMENTS.

A269

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
7.000%	06/05/20	310	$338,365
7.500%	07/14/17	495	552,668
8.000%	02/14/34	540	600,750
Unsec’d. Notes
4.875%	04/16/43	300	229,650
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
7.500%	04/17/23	200	179,100
7.750%	09/23/20	100	92,250
Sr. Unsec’d. Notes, 144A
9.250%	07/24/17	370	368,920
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes, PIK
7.875%	01/15/33	80	98,200
Venezuela Government International Bond (Venezuela),
Sr. Unsec’d. Notes
6.000%	12/09/20	181	120,637
7.650%	04/21/25	489	330,075
7.750%	10/13/19	192	143,040
8.250%	10/13/24	395	278,080
9.000%	05/07/23	255	189,869
9.250%	05/07/28	215	159,100
Vietnam Government International Bond (Vietnam),
Sr. Unsec’d. Notes
6.750%	01/29/20	100	108,250

TOTAL FOREIGN GOVERNMENT BONDS (cost $21,328,791)			20,111,552

MUNICIPAL BONDS
California
City of Los Angeles Department of Airports,
Revenue Bonds
6.582%	05/15/39	90	104,305

Illinois
State of Illinois,
General Obligation Unlimited
5.100%	06/01/33	350	326,130

New York
Port Authority of New York & New Jersey,
Revenue Bonds
4.458%	10/01/62	240	203,482

TOTAL MUNICIPAL BONDS (cost $692,391)			633,917

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 4.3%
Alternative Loan Trust,
Series 2004-4CB, Class 1A5
5.500%	04/25/34	66	67,105
Series 2004-24CB, Class 2A1
5.000%	11/25/19	484	486,039
Series 2004-28CB, Class 3A1
6.000%	01/25/35	1,410	1,354,332
Series 2004-32CB, Class 2A5
5.500%	02/25/35	897	865,989
Series 2004-J5, Class 2A1
0.505%(c)	08/25/34	1,821	1,774,821
Series 2005-21CB, Class A17

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
6.000%	06/25/35	1,733	$1,628,131
Series 2005-46CB, Class A1
5.750%	10/25/35	1,189	1,074,596
Series 2005-64CB, Series 1A15
5.500%	12/25/35	1,785	1,574,730
Series 2005-85CB, Class 2A2
5.500%	02/25/36	282	251,740
Series 2005-J3, Class 3A1
6.500%	09/25/34	779	778,419
Banc of America Alternative Loan Trust,
Series 2006-5, Class 3A1
6.000%	06/25/46	673	687,402
Bear Stearns ARM Trust,
Series 2004-2, Class 11A
3.064%(c)	05/25/34	924	878,312
Bear Stearns Asset-Backed Securities Trust,
Series 2004-AC1, Class A2
1.165%(c)	03/25/34	917	838,083
Chase Mortgage Finance Corp.,
Series 2007-A2, Class 2A1
2.655%(c)	07/25/37	433	432,019
CHL Mortgage Pass-Through Trust,
Series 2004-9, Class A7
5.250%	06/25/34	489	492,012
Series 2004-25, Class 2A1
0.505%(c)	02/25/35	785	676,424
Series 2005-13, Class A3
5.500%	06/25/35	285	284,197
Series 2005-HYB1, Class 4A1
2.669%(c)	03/25/35	601	561,589
Citicorp Mortgage Securities Trust,
Series 2007-6, Class 1A10
6.000%	07/25/37	482	484,370
Citigroup Mortgage Loan Trust,
Series 2003-1, Class 3A5
5.250%	09/25/33	1,485	1,521,341
Series 2005-11, Class A2A
2.510%(c)	10/25/35	1,466	1,430,853
Series 2006-4, Class 2A1A
6.000%	12/25/35	1,389	1,332,082
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2006-15, Class A1
6.250%	10/25/36	323	286,513
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2004-AR6, Class 7A1
2.529%(c)	10/25/34	1,077	1,085,184
Series 2005-7, Class 5A1
4.750%	08/25/20	854	858,240
Series 2005-10, Class 1A1
5.000%	11/25/20	689	705,851
Series 2005-10, Class 12A1
5.250%	11/25/20	114	115,494
Fannie Mae Grantor Trust,
Series 2002-T12, Class A3
7.500%	05/25/42	278	329,962
Series 2002-T19, Class A2
7.000%	07/25/42	460	539,894

SEE NOTES TO FINANCIAL STATEMENTS.

A270

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae Interest Strip,
Series 417, Class C11, IO
2.500%	02/25/28	4,847	$572,441
Fannie Mae REMIC Trust,
Series 2002-W10, Class A4
5.700%	08/25/42	1,763	1,919,580
Series 2003-W10, Class 3A5
4.299%	06/25/43	942	986,236
Series 2004-W1, Class 1A7
5.681%	11/25/43	1,103	1,157,333
Series 2004-W11, Class 1A1
6.000%	05/25/44	823	955,060
Series 2004-W11, Class 1PO, PO
2.271%(s)	05/25/44	646	523,204
Series 2004-W12, Class 1A2
6.500%	07/25/44	612	686,035
Series 2004-W12, Class 1PO, PO
2.884%(s)	07/25/44	1,014	925,761
Series 2009-W1, Class W1
6.000%	12/25/49	621	706,702
Fannie Mae REMICS,
Series 2001-63, Class TC
6.000%	12/25/31	626	694,917
Series 2001-84, Class PZ
5.250%	09/25/41	339	366,080
Series 2003-34, Class SG, IO
6.835%(c)	02/25/33	1,269	156,581
Series 2003-49, Class YC
4.000%	06/25/23	300	319,395
Series 2003-78, Class B
5.000%	08/25/23	1,224	1,344,887
Series 2004-70, Class EB
5.000%	10/25/24	204	222,499
Series 2004-82, Class HK
5.500%	11/25/34	2,150	2,381,650
Series 2005-87, Class PE
5.000%	12/25/33	418	428,544
Series 2006-44, Class P, PO
3.442%(s)	12/25/33	130	117,161
Series 2006-77, Class PC
6.500%	08/25/36	286	320,572
Series 2006-114, Class HD
5.500%	10/25/35	627	652,092
Series 2006-114, Class HE
5.500%	12/25/36	2,138	2,317,761
Series 2006-118, Class A2
0.239%(c)	12/25/36	158	153,789
Series 2007-30, Class KA
5.000%	07/25/36	1,475	1,560,153
Series 2007-109, Class YI, IO
6.285%(c)	12/25/37	1,366	258,176
Series 2008-85, Class EB
5.000%	09/25/28	167	176,859
Series 2010-27, Class PM
4.000%	01/25/39	240	248,313
Series 2010-110, Class PC
4.000%	01/25/38	2,170	2,268,694
Series 2010-111, Class AE

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
5.500%	04/25/38	498	$536,164
Series 2011-37, Class VC
4.500%	01/25/28	1,772	1,865,847
Series 2011-52, Class GB
5.000%	06/25/41	1,010	1,093,787
Series 2012-13, Class JP
4.500%	02/25/42	451	463,165
Series 2012-132, Class US
11.722%(c)	12/25/42	33	33,950
Series 2013-4, Class PC
2.000%	06/25/42	1,410	1,321,225
Series 2013-4, Class AJ
3.500%	02/25/43	885	887,455
Series 2013-13, Class IK, IO
2.050%	03/25/28	3,636	424,696
Series 2013-83, Class CA
3.500%	10/25/37	1,090	1,123,126
Series 2013-96, Class YA
3.500%	09/25/38	1,422	1,445,853
Fannie Mae Trust,
Series 2003-W3, Class 2A5
5.356%	06/25/42	376	408,536
Series 2003-W6, Class 1A41
5.398%	10/25/42	759	819,774
Series 2003-W6, Class F
0.515%(c)	09/25/42	844	834,606
Series 2004-W9, Class 1PO, PO
2.210%(s)	02/25/44	885	813,024
FDIC Trust,
Series 2013-N1, Class A, 144A
4.500%	10/25/18	167	168,754
FHLMC Structured Pass-Through Securities,
Series T-48, Class 1A4
5.538%	07/25/33	928	1,012,851
First Horizon Asset Securities, Inc.,
Series 2006-2, Class 1A3
6.000%	08/25/36	734	731,989
First Horizon Mortgage Pass-Through Trust,
Series 2004-AR7, Class 4A1
4.682%(c)	02/25/35	881	873,276
Freddie Mac REMICS,
Series 2121, Class C
6.000%	02/15/29	596	661,815
Series 2768, Class PK
5.000%	03/15/34	256	257,244
Series 2846, Class GB
5.000%	08/15/24	1,334	1,469,736
Series 2877, Class PB
5.500%	10/15/34	880	959,431
Series 2902, Class QG
5.500%	12/15/34	400	436,812
Series 2907, Class VC
4.500%	05/15/34	633	649,567
Series 3158, Class NE
5.500%	05/15/36	450	490,237
Series 3187, Class Z
5.000%	07/15/36	1,023	1,105,976
Series 3443, Class PT

SEE NOTES TO FINANCIAL STATEMENTS.

A271

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
6.500%	03/15/37	1,252	$1,421,842
Series 3552, Class CA
4.500%	03/15/27	475	486,349
Series 3704, Class DC
4.000%	11/15/36	289	305,682
Series 3777, Class EM
4.500%	01/15/29	2,000	2,126,366
Series 3816, Class HN
4.500%	01/15/41	485	493,345
Series 3819, Class JP
4.000%	08/15/39	369	381,042
Series 3825, Class CB
3.500%	03/15/26	1,807	1,805,188
Series 3827, Class BM
5.500%	08/15/39	1,854	2,021,597
Series 3829, Class BE
3.500%	03/15/26	1,000	997,932
Series 3920, Class LP
5.000%	01/15/34	800	862,134
Series 4054, Class HI, IO
3.000%	05/15/26	4,525	519,232
Series 4136, Class DF
0.467%(c)	11/15/42	1,929	1,891,654
Series 4168, Class JA
3.500%	02/15/43	1,010	1,046,536
Series 4219, Class JA
3.500%	08/15/39	1,201	1,234,935
Freddie Mac Strips,
Series 279, Class 35
3.500%	09/15/42	1,400	1,401,518
Series 304, Class C32, IO
3.000%	12/15/27	2,821	344,583
Government National Mortgage Assoc.,
Series 2003-34, Class PM
4.000%	04/20/33	832	872,042
Series 2004-19, Class KE
5.000%	03/16/34	855	934,588
Series 2005-3, Class QB
5.000%	01/16/35	250	276,038
Series 2008-38, Class BG
5.000%	05/16/38	360	381,449
Series 2009-116, Class VE
4.500%	08/20/28	1,187	1,265,733
Series 2011-22, Class WA
5.967%(c)	02/20/37	676	734,351
Series 2012-80, Class IB, IO
0.300%(c)	10/20/39	29,506	245,477
Series 2012-H21, Class CF
0.869%(c)	05/20/61	2,214	2,220,704
Series 2012-H24, Class FG
0.599%(c)	04/20/60	921	922,397
Series 2012-H31, Class FD
0.542%(c)	12/20/62	1,090	1,077,595
Series 2013-H04, Class BA
1.650%	02/20/63	846	822,001
Series 2013-H05, Class FB
0.569%(c)	02/20/62	937	931,083

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Homestar Mortgage Acceptance Corp.,
Series 2004-4, Class A3
0.716%(c)	09/25/34	486	$483,415
Impac CMB Trust,
Series 2004-9, Class 1A1
0.925%(c)	01/25/35	1,116	977,033
Indymac Index Mortgage Loan Trust,
Series 2004-AR12, Class A1
0.945%(c)	12/25/34	2,793	2,283,707
JPMorgan Mortgage Trust,
Series 2006-S2, Class 2A1
5.000%	06/25/21	241	237,614
Series 2007-A1, Class 3A2
2.811%(c)	07/25/35	606	607,910
Series 2007-S3, Class 2A3
6.000%	08/25/22	1,067	1,072,946
Lehman XS Trust,
Series 2005-5N, Class 3A1A
0.504%(c)	11/25/35	4,156	3,693,454
MASTR Alternative Loans Trust,
Series 2005-6, Class 1A2
5.500%	12/25/35	1,252	1,076,002
MASTR Asset Securitization Trust,
Series 2003-11, Class 8A1
5.500%	12/25/33	817	854,256
Merrill Lynch Mortgage Investors Trust,
Series 2003-A, Class 2A1
0.945%(c)	03/25/28	789	772,003
Series 2003-WMC2, Class A2
0.805%(c)	10/25/28	620	613,056
Series 2004-B, Class A1
0.665%(c)	05/25/29	506	490,939
Morgan Stanley Mortgage Loan Trust,
Series 2004-5AR, Class 3A5
2.392%(c)	07/25/34	350	343,741
Series 2006-7, Class 1A
5.000%	06/25/21	923	860,764
Opteum Mortgage Acceptance Corp.,
Series 2005-5, Class 2A1B
5.640%(c)	12/25/35	110	110,701
RALI Trust,
Series 2004-QA3, Class CB2
3.687%(c)	08/25/34	2,341	2,347,815
Residential Asset Securitization Trust,
Series 2005-A8CB, Class A11
6.000%	07/25/35	3,236	2,886,298
Residential Mutual Funding Securities, Inc.,
Series 2007-S9, Class 2A1
5.500%	09/25/22	349	352,904
Sequoia Mortgage Trust,
Series 2007-3, Class 1A1
0.373%(c)	07/20/36	1,068	961,024
Springleaf Mortgage Loan Trust,
Series 2012-3A, Class A, 144A
1.570%(c)	12/25/59	131	130,864
Series 2013-1A, Class A, 144A
1.270%(c)	06/25/58	473	471,387
Series 2013-2A, Class M1, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A272

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
3.520%(c)	12/25/65	722	$710,016
Series 2013-2A, Class M2, 144A
4.480%(c)	12/25/65	700	689,371
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-9XS, Class A
0.536%(c)	07/25/34	996	919,916
Series 2005-19XS, Class 2A1
0.470%(c)	10/25/35	1,860	1,680,760
Structured Asset Mortgage Investments II Trust,
Series 2003-AR4, Class A1
0.866%(c)	01/19/34	1,418	1,378,893
Series 2004-AR1, Class 1A1
0.866%(c)	03/19/34	1,572	1,542,757
Structured Asset Mortgage Investments, Inc.,
Series 2005-AR7, Class 5A1
1.604%(c)	03/25/46	1,324	1,084,376
Structured Asset Securities Corp.,
Series 2003-3XS, Class A8
5.230%	03/25/33	439	456,013
Wells Fargo Mortgage Backed Securities Trust,
Series 2003-G, Class A1
2.490%(c)	06/25/33	262	263,453
Series 2003-H, Class A1
2.621%(c)	09/25/33	247	247,411
Series 2004-R, Class 2A1
2.616%(c)	09/25/34	691	702,983
Series 2006-AR8, Class 3A1
2.631%(c)	04/25/36	746	718,680
Series 2007-2, Class 3A5
5.250%	03/25/37	586	603,235

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $127,609,588)			127,354,185

U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.6%
Fannie Mae Principal Strip, MTN
3.324%(s)	05/15/30	900	431,106
Federal Home Loan Mortgage Corp.
0.375%	08/28/14	6,000	6,008,514
0.625%	12/29/14	10,000	10,043,150
3.500%	03/01/32-07/01/33	20,365	20,465,974
4.000%	02/01/26-06/01/43	6,816	6,980,365
4.500%	09/01/24-08/01/30	1,058	1,141,808
5.000%	04/01/22-10/01/40	3,866	4,179,507
5.500%	06/01/23-06/01/37	2,122	2,294,512
7.000%	11/01/37	703	776,745
Federal National Mortgage Assoc.
0.664%(c)	11/01/23	2,000	2,000,430
1.735%	05/01/20	1,115	1,067,821
1.770%	02/01/20	1,550	1,512,108
2.010%	06/01/20	1,300	1,269,803
2.180%	07/01/20	1,177	1,154,601
2.330%	01/01/23	1,000	933,729
2.340%	12/01/22	2,066	1,930,053
2.350%	05/01/23	950	882,206
2.370%	12/01/22	810	754,107
2.390%	12/01/22	1,020	957,528
2.400%	09/01/22	2,000	1,891,677

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.450%	05/01/23	1,860	$1,735,660
2.520%	05/01/23	1,500	1,375,862
2.570%	03/01/23	1,180	1,116,717
2.610%	03/01/23	1,585	1,471,633
2.666%	12/01/22	1,082	1,036,824
2.710%	10/01/22	1,263	1,214,902
2.740%	08/01/22	2,000	1,937,959
2.770%	06/01/23	1,940	1,851,658
2.840%	07/01/22	1,350	1,317,594
2.960%	04/01/22	973	959,781
3.030%	12/01/21	1,644	1,637,394
3.440%	11/01/23	1,785	1,775,023
3.500%	08/01/32-08/01/43	28,102	27,911,664
3.540%	10/01/20	1,500	1,545,855
3.590%	08/01/23	2,325	2,315,820
3.770%	09/01/21	1,500	1,551,185
3.772%	05/01/22	955	1,001,080
4.000%	06/01/32-08/01/43	8,400	8,592,732
4.010%	08/01/21	918	970,803
4.340%	04/01/20	1,012	1,098,744
4.374%	06/01/21	1,005	1,090,653
4.500%	06/01/26-09/01/26	1,665	1,773,340
4.506%	06/01/19	1,425	1,562,206
4.762%	08/01/26	1,377	1,476,481
5.000%	04/01/23-07/01/41	7,562	8,212,436
5.500%	07/01/21-04/01/37	6,851	7,490,666
6.000%	10/01/22-04/01/39	4,964	5,518,658
7.000%	01/01/39	845	947,440
7.500%	10/01/35	818	952,851
Government National Mortgage Assoc.
4.500%	06/20/25-11/15/39	1,508	1,611,391
5.000%	04/15/25	2,536	2,770,464
6.000%	01/15/40	1,847	2,077,037
Residual Funding Corp., Principal Strip
1.700%(s)	10/15/20	2,500	2,057,953
1.620%(s)	07/15/20	2,000	1,669,156
Tennessee Valley Authority
1.750%	10/15/18	220	218,633
4.875%	01/15/48	520	505,991
Tennessee Valley Authority Principal Strip
3.840%(s)	06/15/35	775	269,478

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $174,950,871)			169,299,468

U.S. TREASURY OBLIGATIONS — 5.3%
U.S. Treasury Bonds
3.625%	08/15/43(a)	450	424,969
U.S. Treasury Notes
0.250%	01/31/14(k)	34,795	34,800,428
0.250%	03/31/14(k)	50	50,020
0.250%	08/15/15	13,000	12,994,917
0.500%	07/31/17	14,500	14,195,268
0.625%	04/30/18	25	24,109
0.750%	12/31/17	10	9,778
1.000%	06/30/19	13,200	12,552,382
1.250%	10/31/18(a)	40	39,216
1.375%	09/30/18	5,500	5,432,966
2.750%	02/28/18	6,000	6,338,904
2.750%	11/15/23(a)	285	278,810

SEE NOTES TO FINANCIAL STATEMENTS.

A273

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. TREASURY OBLIGATIONS (continued)
3.750%	11/15/43	85	$82,158
4.125%	05/15/15	5,790	6,098,045
U.S. Treasury Strips
0.604%(s)	08/15/17	5,000	4,793,010
0.700%(s)	02/15/18	5,000	4,715,335
1.292%(s)	11/15/19(a)	9,000	7,937,082
1.360%(s)	05/15/20	7,185	6,202,767
1.397%(s)	05/15/21	7,000	5,754,980
1.570%(s)	02/15/21(a)	11,815	9,821,857
1.802%(s)	02/15/28	6,000	3,527,034
1.841%(s)	11/15/21(a)	20,000	16,065,320
2.401%(s)	02/15/22	6,785	5,384,366
2.810%(s)	02/15/34	1,800	800,622
2.845%(s)	02/15/35	800	340,377
2.934%(s)	02/15/29	2,860	1,602,407

TOTAL U.S. TREASURY OBLIGATIONS (cost $165,795,776)			160,267,127

TOTAL LONG-TERM INVESTMENTS (cost $2,437,715,735)			2,663,262,383

SHORT-TERM INVESTMENTS — 17.1%		Shares
AFFILIATED MONEY MARKET MUTUAL FUND — 17.1%
Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund (cost $513,415,532; includes $181,621,622 of cash collateral for securities on loan)(b)(w)(Note 4)		513,415,532	513,415,532

U.S. TREASURY OBLIGATIONS(k)(n)		Principal Amount (000)#
U.S. Treasury Bills
0.005%	01/23/14	15	15,000
0.010%	01/23/14	15	15,000
0.030%	01/23/14	55	54,999
0.076%	05/01/14	105	104,982
0.078%	05/01/14	20	19,997

TOTAL U.S. TREASURY OBLIGATIONS (cost $209,965)			209,978

TOTAL SHORT-TERM INVESTMENTS (cost $513,625,497)			513,625,510

TOTAL INVESTMENTS — 105.9% (cost $2,951,341,232)			3,176,887,893
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (5.9)%			(176,591,475)

NET ASSETS — 100.0%			$3,000,296,418

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit, U.S. persons, except pursuant to an exemption from, or in a transaction not subjected to, the registration requirements of the Securities Act of 1933.
ABS	Asset-Backed Security
ADR	American Depositary Receipt
ARM	Adjustable-Rate Mortgage
CAC	40 French Stock Market Index
CMBS	Commercial Mortgage-Backed Security
CNX	Crisil NSE Indices
CVA	Certificate Van Aandelen (Bearer)
CVT	Convertible Security
DAX	Deutscher Aktien Index
FDIC	Federal Deposit Insurance Corp.
FHLMC	Federal Home Loan Mortgage Corporation
GDR	Global Depositary Receipt
IO	Interest Only
MTN	Medium Term Note
PIK	Payment-in-Kind
PO	Principal Only
PRFC	Preference Shares
QMTF	Multilateral Trading Facility
REIT	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduits Securities
SGX	Singapore Stock Exchange
STOXX	Stock Index of Eurozone
TOPIX	Tokyo Stock Price Index
W/I	When Issued
XEQT	Equiduct Stock Exchange
XHKG	Hong Kong Stock Exchange
XLON	London Stock Exchange
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PHP	Philippine Peso
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A274

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $177,479,245; cash collateral of $181,621,622 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2013.

(i)	Represents issuer in default on interest payments. Non-income producing security.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(n)	Rate shown reflects yield to maturity at purchase date.

(r)	Less than $500 par.

(s)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.

(t)	Represents step coupon bond. The rate shown reflects the coupon rate after the step date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)(1)
Long Positions:
44	2 Year U.S. Treasury Notes	Mar. 2014	$9,690,500	$9,671,750	$(18,750)
11	5 Year U.S. Treasury Notes	Mar. 2014	1,316,945	1,312,438	(4,507)
207	10 Year Canadian Government Bonds	Mar. 2014	25,007,588	24,697,745	(309,843)
86	20 Year U.S. Treasury Bonds	Mar. 2014	11,228,375	11,034,875	(193,500)
94	DAX Index.	Mar. 2014	29,479,261	31,053,687	1,574,426
342	Euro STOXX 50	Mar. 2014	13,890,081	14,622,864	732,783
679	Russell 2000 Mini Index	Mar. 2014	74,560,185	78,859,060	4,298,875
3,211	S&P 500 E-Mini	Mar. 2014	284,901,188	295,588,605	10,687,417
675	SGX CNX Nifty Index	Jan. 2014	8,594,689	8,573,850	(20,839)
470	TOPIX Index	Mar. 2014	56,100,085	58,130,757	2,030,672

					18,776,734

Short Positions:
339	5 Year U.S. Treasury Notes	Mar. 2014	40,966,375	40,446,938	519,437
18	10 Year Japanese Bonds	Mar. 2014	24,616,466	24,496,819	119,647
1,514	10 Year U.S. Treasury Notes	Mar. 2014	188,667,695	186,292,969	2,374,726
17	30 Year U.S. Ultra Treasury Bonds	Mar. 2014	2,349,500	2,316,250	33,250
520	CAC40 10 Euro	Jan. 2014	29,165,993	30,750,034	(1,584,041)

					1,463,019

					$20,239,753

(1)	Cash of $470,000 and U.S. Treasury Securities with a market value of $28,409,389 have been segregated to cover requirements for open futures contracts as of December 31, 2013.

Forward foreign currency exchange contracts outstanding at December 31, 2013:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 02/19/14	Westpac Banking Corp.	AUD	7,583	$7,005,943	$6,748,522	$(257,421)
Canadian Dollar,
Expiring 02/19/14	Barclays Capital Group	CAD	1,170	1,120,724	1,100,340	(20,384)
Expiring 02/19/14	Goldman Sachs & Co.	CAD	6,941	6,600,221	6,526,427	(73,794)
Expiring 02/19/14	Goldman Sachs & Co.	CAD	736	700,120	692,292	(7,828)
Euro,
Expiring 01/17/14	Goldman Sachs & Co.	EUR	236	325,104	324,158	(946)
Expiring 01/17/14	Hong Kong & Shanghai Bank	EUR	1,400	1,915,347	1,925,964	10,617
Expiring 01/17/14	Westpac Banking Corp.	EUR	664	907,424	912,957	5,533
Expiring 02/19/14	Hong Kong & Shanghai Bank	EUR	566	767,703	779,251	11,548
Expiring 02/19/14	Hong Kong & Shanghai Bank	EUR	318	431,789	437,526	5,737
Expiring 02/19/14	State Street Bank	EUR	851	1,155,895	1,170,857	14,962
Hong Kong Dollar,
Expiring 02/19/14	Goldman Sachs & Co.	HKD	14,112	1,820,602	1,819,921	(681)
Expiring 02/19/14	Goldman Sachs & Co.	HKD	940	121,240	121,231	(9)

SEE NOTES TO FINANCIAL STATEMENTS.

A275

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Indian Rupee,
Expiring 03/19/14	Barclays Capital Group	INR	17,176	$275,343	$272,590	$(2,753)
Japanese Yen,
Expiring 02/19/14	Goldman Sachs & Co.	JPY	100,277	1,008,314	952,438	(55,876)
Expiring 02/19/14	Goldman Sachs & Co.	JPY	15,182	152,711	144,202	(8,509)
Expiring 02/19/14	State Street Bank	JPY	19,167	183,859	182,048	(1,811)
Mexican Peso,
Expiring 03/19/14	Hong Kong & Shanghai Bank	MXN	3,621	277,154	275,606	(1,548)
Expiring 03/31/14	Credit Suisse First Boston Corp.	MXN	2,006	153,804	152,559	(1,245)
Norwegian Krone,
Expiring 02/19/14	Goldman Sachs & Co.	NOK	3,282	527,041	540,200	13,159
Philippine Peso,
Expiring 03/19/14	BNP Paribas	PHP	12,225	276,653	275,758	(895)
Singapore Dollar,
Expiring 02/19/14	Credit Suisse First Boston Corp.	SGD	1,390	1,113,023	1,101,877	(11,146)
Swedish Krona,
Expiring 02/19/14	Credit Suisse First Boston Corp.	SEK	3,599	536,325	559,011	22,686
Expiring 02/19/14	Goldman Sachs & Co.	SEK	5,317	792,975	825,918	32,943
Swiss Franc,
Expiring 02/19/14	Goldman Sachs & Co.	CHF	603	657,614	676,618	19,004

				$28,826,928	$28,518,271	$(308,657)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
British Pound,
Expiring 01/14/14	Hong Kong & Shanghai Bank	GBP	250	$409,412	$413,950	$(4,538)
Expiring 01/17/14	Hong Kong & Shanghai Bank	GBP	100	163,488	165,503	(2,015)
Expiring 01/17/14	State Street Bank	GBP	2,394	3,926,604	3,963,599	(36,995)
Expiring 02/19/14	Credit Suisse First Boston Corp.	GBP	483	770,105	799,919	(29,814)
Expiring 02/19/14	Goldman Sachs & Co.	GBP	177	288,712	292,605	(3,893)
Expiring 02/19/14	RBC Dominion Securities	GBP	555	892,863	918,131	(25,268)
Expiring 02/19/14	Westpac Banking Corp.	GBP	4,520	7,206,690	7,482,972	(276,282)
Chilean Peso,
Expiring 03/19/14	BNP Paribas	CLP	147,335	275,831	277,957	(2,126)
Euro,
Expiring 01/17/14	State Street Bank	EUR	22,123	30,493,524	30,434,652	58,872
Expiring 02/19/14	Credit Suisse First Boston Corp.	EUR	350	469,506	481,409	(11,903)
Expiring 02/19/14	State Street Bank	EUR	167	230,035	230,125	(90)
Expiring 02/19/14	Westpac Banking Corp.	EUR	3,893	5,224,237	5,355,905	(131,668)
Hong Kong Dollar,
Expiring 01/17/14	National Australia Bank Ltd.	HKD	18,296	2,359,758	2,359,561	197
Expiring 02/19/14	Credit Suisse First Boston Corp.	HKD	8,585	1,107,588	1,107,159	429
Expiring 02/19/14	Goldman Sachs & Co.	HKD	13,778	1,777,572	1,776,907	665
Japanese Yen,
Expiring 01/17/14	National Australia Bank Ltd.	JPY	644,622	6,274,467	6,121,696	152,771
Expiring 02/19/14	Credit Suisse First Boston Corp.	JPY	68,171	685,322	647,492	37,830
Expiring 02/19/14	Hong Kong & Shanghai Bank	JPY	28,255	271,651	268,365	3,286
Expiring 02/19/14	National Australia Bank Ltd.	JPY	29,675	288,437	281,853	6,584
Expiring 02/19/14	Westpac Banking Corp.	JPY	58,063	581,763	551,486	30,277
Malaysian Ringgit,
Expiring 03/19/14	Hong Kong & Shanghai Bank	MYR	897	278,535	272,615	5,920
Mexican Peso,
Expiring 03/31/14	Credit Suisse First Boston Corp.	MXN	295	22,565	22,460	105
Expiring 03/31/14	UBS AG	MXN	1,711	131,069	130,098	971
Russian Ruble,
Expiring 03/31/14	Goldman Sachs & Co.	RUB	7,716	230,368	231,182	(814)
Singapore Dollar,
Expiring 01/17/14	National Australia Bank Ltd.	SGD	1,478	1,178,643	1,171,308	7,335

SEE NOTES TO FINANCIAL STATEMENTS.

A276

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Singapore Dollar (continued),
Expiring 02/19/14	Credit Suisse First Boston Corp.	SGD	207	$165,491	$163,834	$1,657
Expiring 03/19/14	Barclays Capital Group	SGD	353	282,086	279,412	2,674
Swedish Krona,
Expiring 02/19/14	Westpac Banking Corp.	SEK	2,895	440,687	449,679	(8,992)
Swiss Franc,
Expiring 01/17/14	State Street Bank	CHF	861	973,322	965,383	7,939
Thai Baht,
Expiring 03/19/14	Barclays Capital Group	THB	8,956	276,270	271,596	4,674

				$67,676,601	$67,888,813	$(212,212)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Australia	$—	$9,539,979	$—
Austria	—	454,596	—
Belgium	—	6,145,651	—
Bermuda	1,259,782	—	—
Brazil	18,272,408	—	—
Canada	15,169,370	—	—
China	4,484,432	55,996,099	—
Denmark	1,816,825	481,602	—
Finland	—	3,844,520	—
France	35,027	42,808,165	—
Germany	475,217	30,056,685	—
Hong Kong	626,080	18,759,264	—
India	9,802,584	—	—
Indonesia	—	1,976,202	—
Ireland	413,442	2,306,841	—
Israel	1,322,640	—	—
Italy	—	2,252,794	—
Japan	—	74,199,825	—
Mexico	4,172,041	—	—
Netherlands	1,610,828	22,016,676	—
Norway	51,627	573,088	—
Panama	429,575	—	—
Poland	—	8,338,525	—
Portugal	—	395,976	—
Qatar	885,896	—	—
Russia	17,416,879	—	—
Singapore	—	2,545,129	—
South Africa	1,192,647	12,140,744	—
South Korea	15,380,293	28,091,953	—
Spain	—	4,339,960	—
Sweden	—	5,540,411	—
Switzerland	514,397	43,406,710	—
Taiwan	9,470,324	21,782,067	—
Thailand	—	2,248,894	—
Turkey	—	4,473,486	—
United Arab Emirates	—	2,316,319	—

SEE NOTES TO FINANCIAL STATEMENTS.

A277

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

	Level 1	Level 2	Level 3
United Kingdom	$7,376,253	$89,600,281	$—
United States	919,650,153	—	—
Preferred Stocks:
Brazil	11,983,707	—	—
Germany	—	8,875,767	—
Ireland	201,586	—	—
Luxembourg	734,950	—	—
United States	12,273,777	—	—
Rights:
Spain	75,832	—	—
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	—	22,989,100	—
Residential Mortgage-Backed Securities	—	71,966,758	1,423,322
Bank Loans	—	5,926,111	—
Commercial Mortgage-Backed Securities	—	24,208,436	2,550,494
Convertible Bonds	—	96,381,891	—
Corporate Bonds	—	395,201,726	2,341,515
Foreign Government Bonds	—	20,111,552	—
Municipal Bonds	—	633,917	—
Residential Mortgage-Backed Securities	—	127,354,185	—
U.S. Government Agency Obligations	—	169,299,468	—
U.S. Treasury Obligations	—	160,477,105	—
Affiliated Money Market Mutual Fund	513,415,532	—	—
Other Financial Instruments*
Futures	20,239,753	—	—
Foreign Forward Currency Contracts	—	(520,869)	—

Total	$1,590,753,857	$1,599,537,589	$6,315,331

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A278

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows (unaudited):

Affiliated Money Market Mutual Fund (6.1% represents investments purchased with collateral from securities on loan)	17.1%
Residential Mortgage-Backed Securities	6.7
U.S. Government Agency Obligations	5.6
U.S. Treasury Obligations	5.3
Commercial Banks	4.1
Oil, Gas & Consumable Fuels	3.9
Real Estate Investment Trusts (REITs)	3.1
Pharmaceuticals	3.0
Insurance	3.0
Diversified Financial Services	2.9
Semiconductors & Semiconductor Equipment	2.2
Media	2.0
Capital Markets	1.7
Software	1.7
Specialty Retail	1.6
Automobiles	1.6
Internet Software & Services	1.5
Metals & Mining	1.4
Chemicals	1.3
Oil & Gas	1.3
Wireless Telecommunication Services	1.2
Biotechnology	1.1
Machinery	1.1
Telecommunications	1.1
Real Estate Management & Development	1.1
IT Services	1.0
Textiles, Apparel & Luxury Goods	1.0
Hotels, Restaurants & Leisure	1.0
Beverages	1.0
Computers & Peripherals	1.0
Aerospace & Defense	0.9
Health Care Providers & Services	0.9
Internet & Catalog Retail	0.9
Commercial Mortgage-Backed Securities	0.9
Banks	0.8
Electrical Equipment	0.8
Non-Residential Mortgage-Backed Securities	0.8
Communications Equipment	0.7
Food Products	0.7
Food & Staples Retailing	0.7
Electric Utilities	0.7
Electric	0.7
Foreign Government Bonds	0.7
Healthcare Products & Services	0.7
Road & Rail	0.6
Tobacco	0.6
Energy Equipment & Services	0.6
Multi-Utilities	0.5
Consumer Finance	0.5
Household Durables	0.5
Trading Companies & Distributors	0.5
Industrial Conglomerates	0.5
Electronic Equipment, Instruments & Components	0.4
Building Products	0.4
Auto Components	0.4
Life Sciences Tools & Services	0.4
Airlines	0.3
Pipelines	0.3

Construction & Engineering	0.3%
Real Estate Investment Trusts	0.3
Household Products	0.3
Professional Services	0.3
Containers & Packaging	0.3
Holding Companies – Diversified	0.3
Multiline Retail	0.3
Construction Materials	0.2
Commercial Services	0.2
Health Care Equipment & Supplies	0.2
Retail	0.2
Miscellaneous Manufacturing	0.2
Automobile Manufacturers	0.2
Real Estate	0.2
Semiconductors	0.2
Investment Companies	0.2
Transportation	0.2
Foods	0.2
Entertainment	0.2
Diversified Telecommunication Services	0.2
Household Products/Wares	0.2
Marine	0.2
Paper & Forest Products	0.1
Lodging	0.1
Computers	0.1
Building Materials	0.1
Distributors	0.1
Air Freight & Logistics	0.1
Auto Parts & Equipment	0.1
Home Builders	0.1
Leisure Time	0.1
Office Electronics	0.1
Agriculture	0.1
Commercial Services & Supplies	0.1
Transportation Infrastructure	0.1
Health Care Technology	0.1
Coal	0.1
Home Furnishings	0.1
Apparel	0.1
Diversified Machinery	0.1

105.9
Liabilities in excess of other assets	(5.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A279

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker-variation margin	$3,047,060	*	Due from broker-variation margin	$526,600	*
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	458,375		Unrealized depreciation on foreign currency forward contracts	979,244
Equity contracts	Unaffiliated investments	75,832		—	—
Equity contracts	Due from broker-variation margin	19,324,173	*	Due from broker-variation margin	1,604,880	*

Total		$22,905,440			$3,110,724

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Forward Currency Contracts(2)	Total
Interest rate contracts	$—	$77,704	$—	$77,704
Foreign exchange contracts	—	—	(74,211)	(74,211)
Equity contracts	(5,080)	61,392,378	—	61,387,298

Total	$(5,080)	$61,470,082	$(74,211)	$61,390,791

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(3)	Futures	Forward Currency Contracts(4)	Total
Interest rate contracts	$—	$2,244,078	$—	$2,244,078
Foreign exchange contracts	—	—	(701,411)	(701,411)
Equity contracts	1,345	11,828,988	—	11,830,333

Total	$1,345	$14,073,066	$(701,411)	$13,373,000

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2013, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts - Long Positions(1)	Futures Contracts - Short Positions(1)	Forward Foreign Currency Exchange Purchase Contracts(2)	Forward Foreign Currency Exchange Sale Contracts(3)
$558,798,183	$308,627,990	$36,046,778	$74,517,423

(1)	Value at Trade Date.

(2)	Value at Settlement Date Payable.

(3)	Value at Settlement Date Receivable.

SEE NOTES TO FINANCIAL STATEMENTS.

A280

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in financial instruments and derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument and derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$177,479,245	$—	$—	$177,479,245
Exchange-traded and cleared derivatives	1,438,520	—	—	1,438,520
Over-the-counter derivatives*	458,375	—	—	458,375

				179,376,140

Liabilities:
Over-the-counter derivatives*	(979,244)	—	—	(979,244)

				(979,244)

Collateral Amount Pledged/(Received):
Securities on loan				(177,479,245)
Exchange-traded and cleared derivatives				—
Over-the-counter derivatives				—

Net Amount				$917,651

*	Over-the-counter derivatives may consist of forward foreign currency exchange contracts, options contracts and swap agreements. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation) by counterparty, see the Schedule of Investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A281

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $177,479,245:
Unaffiliated investments (cost $2,437,925,700)	$2,663,472,361
Affiliated investments (cost $513,415,532)	513,415,532
Cash	453,896
Foreign currency, at value (cost $3,012,905)	3,003,378
Deposit with broker	470,000
Dividends and interest receivable	8,776,719
Receivable for investments sold	2,689,694
Due from broker-variation margin	1,438,520
Tax reclaim receivable	535,616
Unrealized appreciation on foreign currency forward contracts	458,375
Receivable for fund share sold	118,507
Prepaid expenses	22,268

Total Assets	3,194,854,866

LIABILITIES:
Payable to broker for collateral for securities on loan	181,621,622
Payable for investments purchased	10,065,621
Advisory fees payable	1,058,940
Unrealized depreciation on foreign currency forward contracts	979,244
Payable for fund share repurchased	432,364
Accrued expenses and other liabilities	359,022
Distribution fee payable	41,218
Affiliated transfer agent fee payable	417

Total Liabilities	194,558,448

NET ASSETS	$3,000,296,418

Net assets were comprised of:
Paid-in capital	$2,395,621,612
Retained earnings	604,674,806

Net assets, December 31, 2013	$3,000,296,418

Net asset value and redemption price per share, $3,000,296,418 / 238,748,742 outstanding shares of beneficial interest.	$12.57

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Unaffiliated dividend income (net of $1,783,580 foreign withholding tax)	$32,559,040
Interest income	28,035,937
Affiliated income from securities lending, net	502,908
Affiliated dividend income	282,394

61,380,279

EXPENSES
Advisory fees	24,750,272
Distribution fee (Note 4)	2,325,920
Custodian and accounting fees	1,176,000
Shareholder servicing fees and expenses (Note 4)	363,448
Audit fee	57,000
Trustees’ fees	33,000
Insurance expenses	18,000
Legal fees and expenses	18,000
Shareholders’ reports	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Commitment fee on syndicated credit agreement	3,000
Miscellaneous	48,260

Total expenses	28,811,900
Less: shareholder servicing fee waiver	(117,503)

Net expenses	28,694,397

NET INVESTMENT INCOME	32,685,882

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	132,155,097
Futures transactions	61,470,082
Foreign currency transactions	(2,072,466)

191,552,713

Net change in unrealized appreciation (depreciation) on:
Investments	163,372,625
Futures	14,073,066
Foreign currencies	(662,166)

176,783,525

NET GAIN ON INVESTMENTS	368,336,238

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$401,022,120

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2013	Year Ended December 31, 2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$32,685,882	$20,343,405
Net realized gain on investment and foreign currency transactions	191,552,713	114,899,557
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	176,783,525	77,760,036

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	401,022,120	213,002,998

DISTRIBUTIONS	—	(20,439,458)

FUND SHARE TRANSACTIONS:
Fund share sold [42,511,315 and 124,899,785 shares, respectively]	487,941,255	1,285,782,977
Fund share issued in reinvestment of distributions [0 and 2,062,508 shares, respectively]	—	20,439,458
Fund share repurchased [15,533,972 and 58,167,160 shares, respectively]	(177,050,699)	(588,858,365)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	310,890,556	717,364,070

TOTAL INCREASE IN NET ASSETS	711,912,676	909,927,610
NET ASSETS:
Beginning of year	2,288,383,742	1,378,456,132

End of year	$3,000,296,418	$2,288,383,742

SEE NOTES TO FINANCIAL STATEMENTS.

A282

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 88.5%
COMMON STOCKS — 47.2%	Shares	Value (Note 2)

Aerospace & Defense — 1.0%
Boeing Co. (The)	15,700	$2,142,893
Embraer SA (Brazil)	112,830	903,405
European Aeronautic Defence & Space Co. NV (France)	28,430	2,182,586
Honeywell International, Inc.	75,932	6,937,906
Meggitt PLC (United Kingdom)	102,490	897,349
Northrop Grumman Corp.	5,800	664,738
Precision Castparts Corp.	9,168	2,468,942
Raytheon Co.	18,100	1,641,670
Textron, Inc.	4,400	161,744
United Technologies Corp.	104,303	11,869,682

		29,870,915

Air Freight & Logistics
United Parcel Service, Inc. (Class B Stock)	1,700	178,636
Yamato Holdings Co. Ltd. (Japan)	43,600	881,736

		1,060,372

Airlines — 0.2%
Alaska Air Group, Inc.	6,200	454,894
Delta Air Lines, Inc.	161,744	4,443,108
Japan Airlines Co. Ltd. (Japan)	18,900	932,361
Turk Hava Yollari Anonim Ortakligi (Turkey)	94,468	283,224
United Continental Holdings, Inc.*	8,110	306,801

		6,420,388

Auto Components — 0.5%
Bridgestone Corp. (Japan)	68,400	2,591,464
Continental AG (Germany)	12,493	2,744,591
Dana Holding Corp.	6,600	129,492
Delphi Automotive PLC (United Kingdom)	1,300	78,169
GKN PLC (United Kingdom)	268,598	1,664,436
Goodyear Tire & Rubber Co. (The)	3,500	83,475
Halla Visteon Climate Control Corp. (South Korea)	12,670	466,396
Hankook Tire Co. Ltd. (South Korea)	15,920	917,326
Hyundai Mobis (South Korea)*	2,610	726,634
Johnson Controls, Inc.	25,992	1,333,390
Kenda Rubber Industrial Co. Ltd. (Taiwan)	108,200	241,398
Magna International, Inc. (Canada)	2,890	237,153
NHK Spring Co. Ltd. (Japan)	67,900	767,176
TRW Automotive Holdings Corp.*	7,262	540,220
Valeo SA (France)	16,340	1,810,828

		14,332,148

Automobiles — 1.3%
Astra International Tbk PT (Indonesia)	939,000	525,891
Bayerische Motoren Werke AG (Germany)	14,098	1,655,573
Ford Motor Co.	28,000	432,040
Ford Otomotiv Sanayi A/S (Turkey)	18,110	191,513
Geely Automobile Holdings Ltd. (China)	1,460,000	708,890
General Motors Co.*	220,436	9,009,220
General Motors Corp. Escrow Shares*	110,000	—
Great Wall Motor Co. Ltd. (China) (Class H Stock)	162,000	897,546
Harley-Davidson, Inc.	61,202	4,237,626
Honda Motor Co. Ltd. (Japan)	116,200	4,796,402
Hyundai Motor Co. (South Korea)	7,910	1,775,532
Isuzu Motors Ltd. (Japan)	51,000	318,084

COMMON STOCKS (continued)	Shares	Value (Note 2)

Automobiles (continued)
Kia Motors Corp. (South Korea)	22,730	$1,210,408
Mazda Motor Corp. (Japan)*	201,000	1,041,595
Tata Motors Ltd. (India), ADR	36,060	1,110,648
Tesla Motors, Inc.*(a)	6,683	1,004,990
Tofas Turk Otomobil Fabrikasi A/S (Turkey)	46,490	290,220
Toyota Motor Corp. (Japan)	126,900	7,737,738
Volkswagen AG (Germany)	6,157	1,671,742
Yamaha Motor Co. Ltd. (Japan)	68,400	1,028,352

		39,644,010

Beverages — 0.7%
Ambev SA (Brazil), ADR(a)	225,850	1,659,997
Anheuser-Busch InBev NV (Belgium)	20,775	2,209,144
Beam, Inc.	6,900	469,614
Coca-Cola Co. (The)	45,491	1,879,233
Coca-Cola Enterprises, Inc.	11,556	509,966
Constellation Brands, Inc. (Class A Stock)*	6,997	492,449
Diageo PLC (United Kingdom)	68,820	2,280,608
Diageo PLC (United Kingdom), ADR	12,800	1,694,976
Dr. Pepper Snapple Group, Inc.	41,245	2,009,456
Molson Coors Brewing Co. (Class B Stock)	11,900	668,185
PepsiCo, Inc.	37,176	3,083,378
Pernod-Ricard SA (France)	10,270	1,170,078
SABMiller PLC (United Kingdom)	39,207	2,018,194

		20,145,278

Biotechnology — 1.0%
Aegerion Pharmaceuticals, Inc.*(a)	15,970	1,133,231
Alexion Pharmaceuticals, Inc.*	14,095	1,875,481
Amgen, Inc.	20,750	2,368,820
Biogen Idec, Inc.*	28,294	7,915,247
Celgene Corp.*	47,380	8,005,325
Gilead Sciences, Inc.*	76,019	5,712,828
Regeneron Pharmaceuticals, Inc.*(a)	6,077	1,672,633
Vertex Pharmaceuticals, Inc.*	36,931	2,743,973

		31,427,538

Building Products — 0.3%
Allegion PLC*	1	44
Cie de Saint-Gobain (France)	46,607	2,567,454
Daikin Industries Ltd. (Japan)	56,800	3,544,475
Fortune Brands Home & Security, Inc.(a)	49,983	2,284,223
Masco Corp.	69,789	1,589,096

		9,985,292

Capital Markets — 1.2%
Affiliated Managers Group, Inc.*	12,750	2,765,220
Ameriprise Financial, Inc.	29,013	3,337,946
Apollo Global Management LLC	48,791	1,542,284
BlackRock, Inc.	1,805	571,228
Credit Suisse Group AG (Switzerland)*	66,092	2,039,822
Goldman Sachs Group, Inc. (The)	15,126	2,681,235
Henderson Group PLC (United Kingdom)	267,705	1,017,228
Invesco Ltd.	61,622	2,243,040
Jupiter Fund Management PLC (United Kingdom)	51,822	330,942
Lazard Ltd. (Class A Stock)	26,781	1,213,715
Legg Mason, Inc.(a)	47,300	2,056,604
Morgan Stanley	154,655	4,849,980
Nomura Holdings, Inc. (Japan)	207,500	1,603,521
Northern Trust Corp.	28,870	1,786,764

SEE NOTES TO FINANCIAL STATEMENTS.

A283

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Capital Markets (continued)
State Street Corp.	22,292	$1,636,010
T. Rowe Price Group, Inc.	12,900	1,080,633
TD Ameritrade Holding Corp.	22,125	677,910
UBS AG (Switzerland)*	257,960	4,939,252

		36,373,334

Chemicals — 1.1%
Air Products & Chemicals, Inc.	13,517	1,510,930
Akzo Nobel NV (Netherlands)	22,240	1,724,629
Albemarle Corp.	13,500	855,765
Asahi Kasei Corp. (Japan)	251,000	1,968,798
Axiall Corp.	31,809	1,509,019
BASF SE (Germany)	23,651	2,524,374
Dongyue Group Ltd. (China)	637,000	252,871
Dow Chemical Co. (The)	73,856	3,279,207
Ecolab, Inc.	13,468	1,404,308
Grand Pacific Petrochemical (Taiwan)	224,000	174,311
Hyosung Corp. (South Korea)	3,960	264,224
LG Chem Ltd. (South Korea)*	3,648	1,037,643
Linde AG (Germany)	6,707	1,404,358
LyondellBasell Industries NV (Class A Stock)	9,918	796,217
Methanex Corp. (Canada)	9,785	579,663
Monsanto Co.	21,000	2,447,550
Nitto Denko Corp. (Japan)	22,700	959,861
PPG Industries, Inc.	17,289	3,279,031
PTT Global Chemical PCl (Thailand), NVDR	382,500	923,756
Sherwin-Williams Co. (The)	8,255	1,514,793
Shin-Etsu Chemical Co. Ltd. (Japan)	23,200	1,356,951
Solvay SA (Belgium)	13,740	2,174,628
United Phosphorus Ltd. (India)*	71,300	228,497

		32,171,384

Commercial Banks — 3.3%
Australia & New Zealand Banking Group Ltd. (Australia)	74,304	2,145,017
Banco do Brasil SA (Brazil)	95,250	985,101
Bank of China Ltd. (China) (Class H Stock)	3,908,000	1,804,026
Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	740,500	442,612
Barclays PLC (United Kingdom)	598,306	2,705,483
BB&T Corp.	10,912	407,236
BNP Paribas SA (France)	52,999	4,134,324
Canara Bank (Italy)	37,760	172,761
China Construction Bank Corp. (China) (Class H Stock)	4,586,000	3,472,114
China Merchants Bank Co. Ltd. (China) (Class H Stock)	374,028	799,880
CIT Group, Inc.	5,700	297,141
Comerica, Inc.	12,374	588,260
Danske Bank A/S (Denmark)*	53,971	1,239,804
East West Bancorp, Inc.	53,390	1,867,048
First Gulf Bank PJSC (United Arab Emirates)	60,150	308,425
First Republic Bank	18,000	942,300
Grupo Financiero Banorte SAB de CV
(Mexico) (Class O Stock)	173,750	1,215,778
HDFC Bank Ltd. (India), ADR	25,000	861,000
HSBC Holdings PLC (United Kingdom), (QMTF)	396,478	4,351,032

COMMON STOCKS (continued)	Shares	Value (Note 2)

Commercial Banks (continued)
HSBC Holdings PLC (United Kingdom), (XHKG)	390,000	$4,251,514
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	4,870,475	3,302,721
M&T Bank Corp.(a)	13,760	1,601,939
Mitsubishi UFJ Financial Group, Inc. (Japan)	1,118,500	7,426,165
Mizuho Financial Group, Inc. (Japan)	1,306,100	2,835,584
National Bank Holdings Corp.	32,500	695,500
PNC Financial Services Group, Inc. (The)	20,600	1,598,148
Powszechna Kasa Oszczednosci Bank Polski SA (Poland)	96,265	1,255,097
Punjab National Bank (India)	22,370	227,257
Sberbank of Russia (Russia), ADR	141,350	1,776,769
Signature Bank*(a)	17,142	1,841,394
Standard Chartered PLC (United Kingdom)	129,370	2,922,089
State Bank of India (India)	11,230	321,439
Sumitomo Mitsui Financial Group, Inc. (Japan)	128,500	6,682,435
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	676,000	3,576,861
SunTrust Banks, Inc.	72,416	2,665,633
SVB Financial Group*	3,302	346,248
Swedbank AB (Sweden) (Class A Stock)	77,531	2,183,995
U.S. Bancorp	50,100	2,024,040
Wells Fargo & Co.	467,628	21,230,311
Woori Finance Holdings Co. Ltd. (South Korea)	79,700	1,006,833
Zions Bancorp(a)	23,429	701,933

		99,213,247

Commercial Services & Supplies — 0.1%
Aggreko PLC (United Kingdom)	29,000	822,462
Moshi Moshi Hotline, Inc. (Japan)	26,700	286,444
RR Donnelley & Sons Co.(a)	35,030	710,408

		1,819,314

Communications Equipment — 0.7%
Ciena Corp.*(a)	61,946	1,482,368
Cisco Systems, Inc.	412,695	9,265,003
Palo Alto Networks, Inc.*	22,407	1,287,730
QUALCOMM, Inc.	89,727	6,662,230
Ruckus Wireless, Inc.*(a)	78,186	1,110,241
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	170,371	2,080,144
Wistron NeWeb Corp. (Taiwan)	74,000	192,780

		22,080,496

Computers & Peripherals — 0.9%
Apple, Inc.	27,328	15,334,014
Catcher Technology Co. Ltd. (Taiwan)	150,000	976,756
Chicony Electronics Co. Ltd. (Taiwan)	191,783	482,894
Hewlett-Packard Co.	149,731	4,189,473
Inventec Corp. (Taiwan)	335,000	296,645
Lenovo Group Ltd. (China)	664,000	809,430
Lexmark International, Inc. (Class A Stock)(a)	8,400	298,368
Lite-On Technology Corp. (Taiwan)	420,146	675,201
NetApp, Inc.	8,600	353,804
SanDisk Corp.(a)	14,092	994,050

SEE NOTES TO FINANCIAL STATEMENTS.

A284

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Computers & Peripherals (continued)
Seagate Technology PLC	11,300	$634,608
Western Digital Corp.	23,700	1,988,430

		27,033,673

Construction & Engineering — 0.3%
AECOM Technology Corp.*	50,900	1,497,987
Fluor Corp.	75,146	6,033,472
Jacobs Engineering Group, Inc.*	4,000	251,960

		7,783,419

Construction Materials — 0.2%
China Shanshui Cement Group Ltd. (China)	340,000	146,519
Holcim Ltd. (Switzerland)*	14,300	1,069,135
Imerys SA (France)	12,225	1,064,165
Lafarge SA (France)	21,527	1,615,821
Martin Marietta Materials, Inc.(a)	12,000	1,199,280
U.S. Concrete, Inc.*	5,089	115,164

		5,210,084

Consumer Finance — 0.3%
American Express Co.	6,878	624,041
Capital One Financial Corp.	78,955	6,048,743
Compartamos SAB de CV (Mexico)	266,850	499,098
Discover Financial Services	34,880	1,951,536
SLM Corp.	25,900	680,652

		9,804,070

Containers & Packaging — 0.1%
Ball Corp.	40,400	2,087,064
Rock-Tenn Co. (Class A Stock)	10,700	1,123,607

		3,210,671

Distributors
Genuine Parts Co.	8,616	716,765
Imperial Holdings Ltd. (South Africa)	39,630	766,348

		1,483,113

Diversified Consumer Services — 0.1%
Graham Holdings Co.*	900	596,988
H&R Block, Inc.	59,100	1,716,264
Kroton Educacional SA (Brazil)	20,000	332,818
Service Corp. International	40,900	741,517

		3,387,587

Diversified Financial Services — 1.2%
African Bank Investments Ltd. (South Africa)	125,840	144,554
Bank of America Corp.	677,328	10,545,997
Berkshire Hathaway, Inc. (Class A Stock)*	4	711,600
Capmark Financial Group, Inc.	11,756	47,024
Citigroup, Inc.	160,896	8,384,290
FirstRand Ltd. (South Africa)	209,280	717,188
Fubon Financial Holding Co. Ltd. (Taiwan)	824,000	1,208,505
ING Groep NV (Netherlands), CVA*	271,464	3,791,969
IntercontinentalExchange Group, Inc.	15,403	3,464,443
Moody’s Corp.	30,761	2,413,816
ORIX Corp. (Japan)	304,400	5,348,877
Rural Electrification Corp. Ltd. (India)	70,450	251,710
Somerset Cayuga Holding Co., Inc.*(g)	1,372	35,672

		37,065,645

Diversified Telecommunication Services — 0.3%
AT&T, Inc.	45,154	1,587,615

COMMON STOCKS (continued)	Shares	Value (Note 2)

Diversified Telecommunication Services (continued)
BT Group PLC (United Kingdom)	522,706	$3,296,169
Nippon Telegraph & Telephone Corp. (Japan)	19,500	1,050,278
Verizon Communications, Inc.	89,813	4,413,411

		10,347,473

Electric Utilities — 0.5%
American Electric Power Co., Inc.	56,127	2,623,376
Duke Energy Corp.	22,300	1,538,923
Edison International	37,450	1,733,935
Electricite de France (France)	23,356	826,272
NextEra Energy, Inc.	61,351	5,252,873
Northeast Utilities	16,700	707,913
Xcel Energy, Inc.	70,323	1,964,825

		14,648,117

Electrical Equipment — 0.6%
ABB Ltd. (Switzerland)*	64,600	1,708,025
Acuity Brands, Inc.(a)	27,662	3,024,010
Eaton Corp. PLC	26,328	2,004,087
Emerson Electric Co.	48,434	3,399,099
Nidec Corp. (Japan)	11,500	1,132,919
Schneider Electric SA (France)	45,214	3,944,554
Sumitomo Electric Industries Ltd. (Japan)	108,600	1,815,363
Teco Electric and Machinery Co. Ltd. (Taiwan)	262,000	300,979

		17,329,036

Electronic Equipment, Instruments & Components — 0.3%
Amphenol Corp. (Class A Stock)	21,422	1,910,414
Anxin-China Holdings Ltd. (Hong Kong)	632,000	200,918
Compeq Manufacturing Co. Ltd. (Taiwan)	327,000	192,029
Hitachi Ltd. (Japan)	649,000	4,920,817
Partron Co. Ltd. (South Korea)	11,380	154,103
TPK Holding Co. Ltd. (Taiwan)	54,000	319,508
Truly International Holdings (Hong Kong)	374,000	201,416

		7,899,205

Energy Equipment & Services — 0.6%
China Oilfield Services Ltd. (China) (Class H Stock)	240,000	747,583
Dril-Quip, Inc.*	13,180	1,448,877
Ensco PLC (Class A Stock)	18,296	1,046,166
Frank’s International NV	53,014	1,431,378
Halliburton Co.	28,724	1,457,743
Petrofac Ltd. (United Kingdom)	50,511	1,023,804
Schlumberger Ltd.	89,423	8,057,907
Technip SA (France)	18,520	1,782,755

		16,996,213

Food & Staples Retailing — 0.6%
Cia Brasileira de Distribuicao Grupo Pao de Acucar (Brazil), ADR(a)	21,250	949,237
Clicks Group Ltd. (South Africa)	43,460	260,139
Costco Wholesale Corp.	12,078	1,437,403
CVS Caremark Corp.	76,331	5,463,009
Eurocash SA (Poland)	9,300	147,014
Kroger Co. (The)	28,710	1,134,906
Magnit OJSC (Russia)	1,630	455,417
Seven & I Holdings Co. Ltd. (Japan)	51,400	2,046,564
Tesco PLC (United Kingdom)	255,325	1,417,913

SEE NOTES TO FINANCIAL STATEMENTS.

A285

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Food & Staples Retailing (continued)
Walgreen Co.	38,500	$2,211,440
Wal-Mart Stores, Inc.	32,200	2,533,818

		18,056,860

Food Products — 0.8%
Archer-Daniels-Midland Co.	36,597	1,588,310
AVI Ltd. (South Africa)	42,080	230,176
Chaoda Modern Agriculture Holdings Ltd. (Hong Kong)*(g)	828,000	95,219
General Mills, Inc.	41,406	2,066,573
Ingredion, Inc.	24,700	1,690,962
JBS SA (Brazil)	79,450	295,338
Kellogg Co.	3,700	225,959
M Dias Branco SA (Brazil)	10,630	450,567
Marine Harvest ASA (Norway)	1,447,641	1,765,865
Mead Johnson Nutrition Co.	5,300	443,928
Mondelez International, Inc. (Class A Stock)	83,714	2,955,105
Nestle SA (Switzerland)	46,450	3,404,323
Nutreco NV (Netherlands)	30,466	1,514,910
Tate & Lyle PLC (United Kingdom)	82,517	1,106,921
TreeHouse Foods, Inc.*	11,200	771,904
Tyson Foods, Inc. (Class A Stock)	13,900	465,094
Unilever NV (Netherlands), CVA	72,983	2,934,315
Unilever PLC (United Kingdom)	44,952	1,849,595
Uni-President Enterprises Corp. (Taiwan)	554,740	1,001,047

		24,856,111

Gas Utilities — 0.1%
ENN Energy Holdings Ltd. (China)	132,000	978,302
UGI Corp.	41,000	1,699,860

		2,678,162

Health Care Equipment & Supplies — 0.4%
Baxter International, Inc.	8,813	612,944
CareFusion Corp.*	27,500	1,095,050
Essilor International SA (France)	8,517	906,275
Medtronic, Inc.	33,200	1,905,348
Novadaq Technologies, Inc. (Canada)*	69,125	1,139,871
St. Jude Medical, Inc.	39,977	2,476,575
Stryker Corp.	42,000	3,155,880

		11,291,943

Health Care Providers & Services — 1.1%
Acadia Healthcare Co., Inc.*(a)	28,850	1,365,471
Aetna, Inc.	33,586	2,303,664
AmerisourceBergen Corp.	24,200	1,701,502
Cigna Corp.	12,400	1,084,752
Fresenius Medical Care AG & Co. KGaA (Germany)	11,960	853,060
Humana, Inc.	25,789	2,661,941
McKesson Corp.	21,945	3,541,923
National Healthcare Corp.	13,810	744,497
Omnicare, Inc.(a)	14,200	857,112
Premier, Inc. (Class A Stock)*(a)	34,827	1,280,241
UnitedHealth Group, Inc.	190,270	14,327,332
WellPoint, Inc.	16,200	1,496,718

		32,218,213

Health Care Technology
Cerner Corp.*	21,001	1,170,596

COMMON STOCKS (continued)	Shares	Value (Note 2)

Healthcare Products
Herbalife Ltd. (Cayman Islands)(a)	13,200	$1,038,840

Hotels, Restaurants & Leisure — 0.9%
Accor SA (France)	36,660	1,731,454
Brinker International, Inc.	17,300	801,682
ClubCorp Holdings, Inc.	38,800	688,312
Grand Korea Leisure Co. Ltd. (South Korea)	13,480	516,999
Hilton Worldwide Holdings, Inc.*	89,920	2,000,720
InterContinental Hotels Group PLC (United Kingdom)	89,948	3,000,354
Las Vegas Sands Corp.	25,542	2,014,498
Marriott International, Inc. (Class A Stock)	17,900	883,544
McDonald’s Corp.	13,381	1,298,358
Royal Caribbean Cruises Ltd.	27,742	1,315,526
Sands China Ltd. (Hong Kong)	465,200	3,812,469
SJM Holdings Ltd. (Hong Kong)	335,000	1,126,092
Sodexo (France)	26,074	2,644,121
Starbucks Corp.	31,019	2,431,579
Yum! Brands, Inc.	21,706	1,641,191

		25,906,899

Household Durables — 0.5%
Arcelik A/S (Turkey)	68,560	387,774
Berkeley Group Holdings PLC (The) (United Kingdom)	38,940	1,716,804
Brookfield Residential Properties, Inc. (Canada)*	37,700	911,963
Electrolux AB (Sweden) (Class B Stock)	59,917	1,565,786
Even Construtora e Incorporadora SA (Brazil)	57,900	200,015
Ez Tec Empreendimentos e Participacoes SA (Brazil)	13,920	171,931
Haseko Corp. (Japan)*	138,800	1,057,514
Jarden Corp.*	3,850	236,198
Lennar Corp. (Class A Stock)(a)	24,811	981,523
Mohawk Industries, Inc.*	17,035	2,536,511
Persimmon PLC (United Kingdom)*	30,078	618,383
Pulte Group, Inc.	32,437	660,742
Sekisui Chemical Co. Ltd. (Japan)	143,000	1,754,826
Sekisui House Ltd. (Japan)	51,000	713,653
Skyworth Digital Holdings Ltd. (Hong Kong)	660,000	364,825
Toll Brothers, Inc.*	33,605	1,243,385
Whirlpool Corp.	2,699	423,365

		15,545,198

Household Products — 0.3%
Colgate-Palmolive Co.	13,643	889,660
Energizer Holdings, Inc.	13,630	1,475,311
Kimberly-Clark Corp.	3,388	353,910
Procter & Gamble Co. (The)	99,051	8,063,742

		10,782,623

Independent Power Producers & Energy Traders — 0.1%
AES Corp. (The)	126,921	1,841,624
Dynegy, Inc.*(a)	7,001	150,657

		1,992,281

Industrial Conglomerates — 0.3%
Carlisle Cos., Inc.	55,732	4,425,121
Danaher Corp.	13,000	1,003,600
Hutchison Whampoa Ltd. (Hong Kong)	128,000	1,744,098

SEE NOTES TO FINANCIAL STATEMENTS.

A286

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Industrial Conglomerates (continued)
Industries Qatar QSC (Qatar)	7,720	$358,069
Siemens AG (Germany)	11,966	1,640,768
SK Holdings Co. Ltd. (South Korea)*	5,200	942,782

		10,114,438

Insurance — 2.3%
ACE Ltd.	88,982	9,212,307
Aegon NV (Netherlands)	51,771	490,611
Aflac, Inc.	3,600	240,480
Alleghany Corp.*	1,673	669,133
Allianz SE (Germany)	27,308	4,913,430
Allied World Assurance Co. Holdings AG	4,700	530,207
Allstate Corp. (The)	43,782	2,387,870
American International Group, Inc.	44,000	2,246,200
Amtrust Financial Services, Inc.(a)	43,591	1,424,990
Assicurazioni Generali SpA (Italy)	49,790	1,169,784
Assurant, Inc.	3,200	212,384
AXA SA (France)	163,980	4,566,471
Axis Capital Holdings Ltd.	5,900	280,663
Everest Re Group Ltd.	3,303	514,839
Hartford Financial Services Group, Inc. (The)	88,705	3,213,782
Lancashire Holdings Ltd. (United Kingdom)	20,644	277,518
Legal & General Group PLC (United Kingdom)	98,513	364,151
Lincoln National Corp.	3,500	180,670
Loews Corp.	65,200	3,145,248
Marsh & McLennan Cos., Inc.	84,054	4,064,851
MetLife, Inc.	112,545	6,068,426
Old Republic International Corp.	37,700	651,079
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	397,000	3,566,700
Porto Seguro SA (Brazil)	27,850	351,187
Powszechny Zaklad Ubezpieczen SA (Poland)	7,120	1,058,018
Prudential PLC (United Kingdom)	276,130	6,169,882
RenaissanceRe Holdings Ltd.	6,110	594,747
Swiss Re AG (Switzerland)*	29,696	2,737,628
Travelers Cos., Inc. (The)	31,700	2,870,118
Unum Group	39,300	1,378,644
Validus Holdings Ltd.	3,100	124,899
W.R. Berkley Corp.	13,500	585,765
XL Group PLC (Ireland)	5,600	178,304
Zurich Insurance Group AG (Switzerland)*	11,310	3,280,626

		69,721,612

Internet & Catalog Retail — 0.5%
Amazon.com, Inc.*	18,149	7,237,640
Expedia, Inc.	34,900	2,431,134
GS Home Shopping, Inc. (South Korea)	1,360	395,751
Netflix, Inc.*	4,310	1,586,813
priceline.com, Inc.*	3,784	4,398,522

		16,049,860

Internet Software & Services — 1.2%
AOL, Inc.*	3,700	172,494
Dealertrack Technologies, Inc.*	31,581	1,518,414
eBay, Inc.*	74,223	4,074,100
Facebook, Inc. (Class A Stock)*	73,668	4,026,693
Google, Inc. (Class A Stock)*	17,136	19,204,487

COMMON STOCKS (continued)	Shares	Value (Note 2)

Internet Software & Services (continued)
LinkedIn Corp. (Class A Stock)*	7,978	$1,729,870
NetEase, Inc. (China), ADR	10,950	860,670
Trulia, Inc.*(a)	35,976	1,268,874
Twitter, Inc.*(a)	15,960	1,015,854
VeriSign, Inc.*(a)	5,800	346,724
Yahoo Japan Corp. (Japan)	116,600	650,208
Yahoo!, Inc.*	43,700	1,767,228

		36,635,616

IT Services — 1.0%
Accenture PLC (Class A Stock)	15,992	1,314,862
Alliance Data Systems Corp.*(a)	13,634	3,584,788
Amdocs Ltd.	8,400	346,416
Cap Gemini SA (France)	29,756	2,014,054
Cognizant Technology Solutions Corp. (Class A Stock)*	37,917	3,828,859
Computer Sciences Corp.	32,200	1,799,336
Fidelity National Information Services, Inc.	4,600	246,928
FleetCor Technologies, Inc.*	16,447	1,927,095
Genpact Ltd.*	14,169	260,285
HCL Technologies Ltd. (India)	32,310	660,187
Infosys Ltd. (India), ADR	28,370	1,605,742
MasterCard, Inc. (Class A Stock)	6,430	5,372,008
Nomura Research Institute Ltd. (Japan)	44,300	1,400,006
Visa, Inc. (Class A Stock)	23,068	5,136,782

		29,497,348

Life Sciences Tools & Services — 0.3%
Agilent Technologies, Inc.	43,617	2,494,456
Illumina, Inc.*(a)	19,849	2,195,696
Mettler-Toledo International, Inc.*	2,549	618,362
Thermo Fisher Scientific, Inc.(a)	22,148	2,466,180
WuXi PharmaTech Cayman, Inc. (China), ADR*(a)	10,700	410,666

		8,185,360

Machinery — 0.9%
Atlas Copco AB (Sweden) (Class A Stock)	32,165	893,095
Dover Corp.	23,700	2,287,998
FANUC Corp. (Japan)	7,000	1,282,685
Flowserve Corp.	49,952	3,937,716
Illinois Tool Works, Inc.	11,400	958,512
Ingersoll-Rand PLC	8,130	500,808
Kawasaki Heavy Industries Ltd. (Japan)	310,000	1,301,931
Komatsu Ltd. (Japan)	60,800	1,248,302
Kubota Corp. (Japan)	118,000	1,957,293
Makita Corp. (Japan)	23,300	1,225,409
Oshkosh Corp.	4,500	226,710
PACCAR, Inc.	64,407	3,810,963
Pall Corp.	33,435	2,853,677
Pentair Ltd.	4,077	316,661
SMC Corp. (Japan)	7,774	1,962,068
SPX Corp.	12,513	1,246,420

		26,010,248

Marine — 0.1%
Kirby Corp.*	19,634	1,948,675

Media — 1.7%
CBS Corp. (Class B Stock)	93,955	5,988,692

SEE NOTES TO FINANCIAL STATEMENTS.

A287

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Media (continued)
Clear Channel Outdoor Holdings, Inc. (Class A Stock)	31,700	$321,438
Comcast Corp. (Class A Stock)	130,289	6,770,468
CTC Media, Inc.	26,600	369,607
Dentsu, Inc. (Japan)	23,000	940,669
DIRECTV*	21,200	1,464,708
DISH Network Corp. (Class A Stock)*	68,399	3,961,670
Entercom Communications Corp. (Class A Stock)*(a)	51,400	540,214
Gannett Co., Inc.	44,500	1,316,310
Pearson PLC (United Kingdom)	73,620	1,641,427
Publicis Groupe SA (France)	14,173	1,298,610
Reed Elsevier NV (Netherlands)	52,292	1,111,406
Time Warner Cable, Inc.	14,107	1,911,499
Time Warner, Inc.	196,778	13,719,362
Viacom, Inc. (Class B Stock)	10,760	939,778
Walt Disney Co. (The)	22,904	1,749,866
Wolters Kluwer NV (Netherlands)	52,397	1,496,169
WPP PLC (United Kingdom)	222,221	5,089,764

		50,631,657

Metals & Mining — 0.7%
Alcoa, Inc.(a)	294,042	3,125,666
Alumina Ltd. (Australia), ADR*	53,459	211,698
BHP Billiton Ltd. (Australia)	78,362	2,671,582
Compass Minerals International, Inc.	9,400	752,470
Eregli Demir ve Celik Fabrikalari TAS (Turkey)	255,990	307,545
First Quantum Minerals Ltd. (Canada)	79,312	1,429,072
Freeport-McMoRan Copper & Gold, Inc.	120,609	4,551,783
KGHM Polska Miedz SA (Poland)	19,240	749,932
Koza Altin Isletmeleri A/S (Turkey)	19,310	199,581
Rio Tinto Ltd. (Australia)	23,066	1,411,802
Rio Tinto PLC (United Kingdom)	70,413	3,979,034
Shougang Fushan Resources Group Ltd. (China)	582,000	204,627
United States Steel Corp.(a)	54,155	1,597,573
Walter Energy, Inc.	2	33

		21,192,398

Multiline Retail — 0.2%
Kohl’s Corp.	48,000	2,724,000
Macy’s, Inc.	22,853	1,220,350
Marks & Spencer Group PLC (United Kingdom)	160,484	1,152,424
Next PLC (United Kingdom)	12,506	1,130,443

		6,227,217

Multi-Utilities — 0.4%
CenterPoint Energy, Inc.	36,900	855,342
Centrica PLC (United Kingdom)	378,558	2,183,013
CMS Energy Corp.	30,550	817,823
GDF Suez (France)	44,595	1,048,853
NiSource, Inc.	41,711	1,371,458
Sempra Energy	40,048	3,594,709
Suez Environnement Co. (France)	59,578	1,068,421

		10,939,619

Office Electronics
Canon, Inc. (Japan)	34,100	1,088,076

COMMON STOCKS (continued)	Shares	Value (Note 2)

Oil, Gas & Consumable Fuels — 2.9%
Anadarko Petroleum Corp.	19,951	$1,582,514
Antero Resources Corp.*	18,788	1,191,911
Apache Corp.	9,859	847,282
BG Group PLC (United Kingdom)	312,431	6,723,036
Cabot Oil & Gas Corp.	47,137	1,827,030
Cairn India Ltd. (India)	53,170	278,623
Cheniere Energy, Inc.*	13,349	575,609
Chevron Corp.	49,304	6,158,563
China Petroleum & Chemical Corp. (China) (Class H Stock)	1,788,200	1,467,265
China Shenhua Energy Co. Ltd. (China) (Class H Stock)	374,000	1,183,622
CNOOC Ltd. (China) (Class H Stock)	1,488,000	2,767,349
Concho Resources, Inc.*	14,082	1,520,856
ConocoPhillips	12,700	897,255
Devon Energy Corp.	58,400	3,613,208
Dragon Oil PLC (United Arab Emirates)	68,650	645,295
EOG Resources, Inc.	4,476	751,252
Exxon Mobil Corp.	171,532	17,359,039
Glencore Xstrata PLC (Switzerland)*	295,565	1,537,702
Lukoil OAO (Russia), ADR	27,240	1,719,389
Marathon Oil Corp.	12,762	450,499
Marathon Petroleum Corp.	17,022	1,561,428
NuStar GP Holdings LLC	14,500	407,305
Occidental Petroleum Corp.	35,438	3,370,153
Oil & Natural Gas Corp. Ltd. (India)	201,440	941,731
Oil India Ltd. (India)	26,710	210,877
PBF Energy, Inc.(a)	46,000	1,447,160
Petroleo Brasileiro SA (Brazil), ADR	24,000	352,560
Phillips 66	85,091	6,563,069
Polskie Gornictwo Naftowe I Gazownictwo SA (Poland)	136,750	232,191
QEP Resources, Inc.	50,526	1,548,622
Repsol SA (Spain)	66,884	1,687,698
Rosneft OAO (Russia), GDR	139,900	1,071,172
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	207,798	7,418,993
Sasol Ltd. (South Africa)	33,460	1,646,761
Southwestern Energy Co.*	29,800	1,172,034
Tatneft (Russia), ADR	25,280	965,317
Teekay Corp. (Bermuda)	20,900	1,003,409
Tesoro Corp.	5,100	298,350
Tullow Oil PLC (United Kingdom)	142,390	2,020,893
Western Refining, Inc.(a)	12,900	547,089
Williams Cos., Inc. (The)	32,615	1,257,961

		88,822,072

Paper & Forest Products — 0.1%
International Paper Co.	9,637	472,502
Newpage Holdings, Inc.*	2,800	244,132
Stora Enso Oyj (Finland) (Class R Stock)	107,274	1,077,975
UPM-Kymmene OYJ (Finland)	62,936	1,067,405

		2,862,014

Pharmaceuticals — 3.2%
Actavis PLC*	15,798	2,654,064
Allergan, Inc.	1,994	221,494
Astellas Pharma, Inc. (Japan)	26,700	1,582,959
AstraZeneca PLC (United Kingdom)	16,259	964,602
Bayer AG (Germany)	63,007	8,846,887

SEE NOTES TO FINANCIAL STATEMENTS.

A288

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Pharmaceuticals (continued)
Bristol-Myers Squibb Co.	137,138	$7,288,885
Eli Lilly & Co.	1,100	56,100
Endo Health Solutions, Inc.*	10,000	674,600
GlaxoSmithKline PLC (United Kingdom)	89,221	2,383,773
Johnson & Johnson	189,220	17,330,660
Merck & Co., Inc.	108,437	5,427,272
Mylan, Inc.*	64,625	2,804,725
Novartis AG (Switzerland)	127,155	10,191,394
Novo Nordisk A/S (Denmark) (Class B Stock)	22,729	4,166,268
Perrigo Co. PLC(a)	3,335	511,789
Pfizer, Inc.	286,166	8,765,265
Roche Holding AG (Switzerland)	36,064	10,102,474
Sanofi (France)	35,007	3,738,584
Shire PLC (Ireland)	59,022	2,781,556
Teva Pharmaceutical Industries Ltd. (Israel), ADR	26,775	1,073,142
Valeant Pharmaceuticals International, Inc.*	41,638	4,888,301

		96,454,794

Professional Services — 0.2%
Dun & Bradstreet Corp. (The)	2,800	343,700
Equifax, Inc.	26,500	1,830,885
SGS SA (Switzerland)	297	683,769
Towers Watson & Co. (Class A Stock)	19,341	2,468,105

		5,326,459

Real Estate Investment Trusts (REITs) — 1.8%
Allied Properties Real Estate Investment Trust (Canada)	19,300	595,216
Alstria Office REIT-AG (Germany)*	34,154	430,014
American Campus Communities, Inc.(a)	13,700	441,277
American Homes 4 Rent	27,466	444,949
American Residential Properties, Inc.*	39,800	682,968
Apartment Investment & Management Co. (Class A Stock)	30,442	788,752
AvalonBay Communities, Inc.	14,200	1,678,866
Beni Stabili SpA (Italy)	113,630	76,630
Boston Properties, Inc.	18,468	1,853,633
Brandywine Realty Trust(a)	64,712	911,792
British Land Co. PLC (United Kingdom)	144,412	1,505,574
Brixmor Property Group, Inc.	34,900	709,517
Canadian Real Estate Investment Trust (Canada)	18,800	767,574
CapitaCommercial Trust (Singapore)	436,000	502,116
CBL & Associates Properties, Inc.(a)	28,500	511,860
CubeSmart	43,900	699,766
DCT Industrial Trust, Inc.	95,400	680,202
Derwent London PLC (United Kingdom)	17,658	729,895
Dexus Property Group (Australia)	536,811	482,797
DiamondRock Hospitality Co.(a)	35,800	413,490
Digital Realty Trust, Inc.	4,926	241,965
Duke Realty Corp.	37,400	562,496
Equity One, Inc.(a)	28,100	630,564
Equity Residential(a)	6,600	342,342
Essex Property Trust, Inc.	3,500	502,285
Excel Trust, Inc.	33,600	382,704
Extra Space Storage, Inc.	33,000	1,390,290
General Growth Properties, Inc.(a)	46,100	925,227
Goodman Group (Australia)	495,503	2,099,323

COMMON STOCKS (continued)	Shares	Value (Note 2)

Real Estate Investment Trusts (REITs) (continued)
Hammerson PLC (United Kingdom)	105,648	$879,542
HCP, Inc.	14,275	518,468
Highwoods Properties, Inc.(a)	23,700	857,229
Host Hotels & Resorts, Inc.(a)	94,200	1,831,248
ICADE (France)	5,585	519,914
Japan Hotel REIT Investment Corp. (Japan) .	411	197,037
Japan Logistics Fund, Inc. (Japan)	50	529,877
Japan Real Estate Investment Corp. (Japan)	202	1,080,713
Japan Retail Fund Investment Corp. (Japan)	218	443,563
Kilroy Realty Corp.	20,800	1,043,744
Kimco Realty Corp.	85,913	1,696,782
LaSalle Hotel Properties	11,500	354,890
Liberty Property Trust	13,900	470,793
Link REIT (The) (Hong Kong)	73,000	354,054
Mid-America Apartment Communities, Inc.	8,500	516,290
Mirvac Group (Australia)	595,883	896,035
Nippon Building Fund, Inc. (Japan)	62	360,233
Nippon Prologis REIT, Inc. (Japan)	14	134,105
Orix JREIT, Inc. (Japan)	171	213,930
Post Properties, Inc.	6,061	274,139
Prologis, Inc.	62,134	2,295,851
Rayonier, Inc.	32,700	1,376,670
Simon Property Group, Inc.	26,313	4,003,786
Starwood Property Trust, Inc.	39,400	1,091,380
Sunstone Hotel Investors, Inc.	93,100	1,247,540
Unibail-Rodamco SE (France)	17,154	4,395,890
Vastned Retail NV (Netherlands)	6,651	301,844
Ventas, Inc.	25,770	1,476,106
Vornado Realty Trust	16,700	1,482,793
Warehouses De Pauw SCA (Belgium)	2,610	189,298
Westfield Group (Australia)	147,508	1,331,598

		54,349,426

Real Estate Management & Development — 0.9%
Alam Sutera Realty Tbk PT (Indonesia)	3,626,500	128,474
Atrium European Real Estate Ltd. (United Kingdom)*	21,069	121,614
Brookfield Asset Management, Inc. (Canada) (Class A Stock)	23,400	908,622
CapitaLand Ltd. (Singapore)	310,000	747,228
CapitaMalls Asia Ltd. (Singapore)	327,000	509,664
CBRE Group, Inc. (Class A Stock)*	86,425	2,272,977
Cheung Kong Holdings Ltd. (Hong Kong)	159,000	2,515,503
China Overseas Land & Investment Ltd. (China)	348,000	982,281
China Resources Land Ltd. (China)	64,000	159,229
Daito Trust Construction Co. Ltd. (Japan)	10,600	990,972
Deutsche Wohnen AG (Germany)	18,885	364,657
First Capital Realty, Inc. (Canada)	25,560	426,140
Global Logistic Properties Ltd. (Singapore)	317,000	727,178
Guangzhou R&F Properties Co. Ltd. (China) (Class H Stock)	256,400	376,147
Hang Lung Properties Ltd. (Hong Kong)	332,000	1,052,403
Helical Bar PLC (United Kingdom)	69,958	378,242
Hongkong Land Holdings Ltd. (Hong Kong)	103,000	620,060
Huaku Development Co. Ltd. (Taiwan)	89,000	251,800
LEG Immobilien GmbH (Germany)*	8,955	529,658
Mitsubishi Estate Co. Ltd. (Japan)	145,000	4,339,277

SEE NOTES TO FINANCIAL STATEMENTS.

A289

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Real Estate Management & Development (continued)
Mitsui Fudosan Co. Ltd. (Japan)	100,000	$3,607,068
New World Development Co. Ltd. (Hong Kong)	346,000	438,124
Norwegian Property ASA (Norway)	47,481	56,912
Safestore Holdings PLC (United Kingdom)	293,652	782,903
ST Modwen Properties PLC (United Kingdom)	69,998	426,524
Sun Hung Kai Properties Ltd. (Hong Kong)	60,000	762,562
Technopolis PLC (Finland)	37,325	223,205
Wharf Holdings Ltd. (The) (Hong Kong)	286,000	2,190,803

		26,890,227

Road & Rail — 0.6%
Canadian Pacific Railway Ltd. (Canada)	12,854	1,945,067
CSX Corp.	166,529	4,791,039
East Japan Railway Co. (Japan)	38,700	3,082,758
Hertz Global Holdings, Inc.*	73,841	2,113,329
Norfolk Southern Corp.	6,633	615,741
Old Dominion Freight Line, Inc.*	34,615	1,835,287
Union Pacific Corp.	24,936	4,189,248

		18,572,469

Semiconductors & Semiconductor Equipment — 1.6%
Advanced Semiconductor Engineering, Inc. (Taiwan)	963,000	899,629
Altera Corp.	8,915	290,005
Analog Devices, Inc.	29,300	1,492,249
Applied Materials, Inc.	238,134	4,212,590
ASML Holding NV (Netherlands)	32,249	3,020,508
Avago Technologies Ltd.	167,559	8,862,195
Broadcom Corp. (Class A Stock)	20,699	613,726
Chipbond Technology Corp. (Taiwan)	205,000	323,393
Freescale Semiconductor Ltd.*(a)	54,831	880,038
KLA-Tencor Corp.	62,568	4,033,133
Lam Research Corp.*	120,107	6,539,826
ON Semiconductor Corp.*	25,851	213,012
Radiant Opto-Electronics Corp. (Taiwan)	93,000	341,146
Realtek Semiconductor Corp. (Taiwan)	185,950	500,467
Samsung Electronics Co. Ltd. (South Korea)	2,518	3,281,074
Samsung Electronics Co. Ltd. (South Korea), GDR, RegS	7,420	4,823,158
SK Hynix, Inc. (South Korea)*	33,830	1,183,291
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	228,685	3,988,266
Teradyne, Inc.*(a)	52,925	932,539
Texas Instruments, Inc.	36,100	1,585,151
Vanguard International Semiconductor Corp. (Taiwan)	160,000	190,542
Xilinx, Inc.	21,756	999,035

		49,204,973

Software — 1.2%
Activision Blizzard, Inc.	71,100	1,267,713
Adobe Systems, Inc.*	58,308	3,491,483
Citrix Systems, Inc.*	20,521	1,297,954
CommVault Systems, Inc.*	4,186	313,448
Giant Interactive Group, Inc. (China), ADR	38,080	428,019
Infoblox, Inc.*(a)	29,882	986,704
Microsoft Corp.	342,942	12,836,319

COMMON STOCKS (continued)	Shares	Value (Note 2)

Software (continued)
Oracle Corp.	107,843	$4,126,074
Perfect World Co. Ltd. (China), ADR	7,920	140,818
Rovi Corp.*	97,700	1,923,713
SAP AG (Germany)	59,105	5,125,702
ServiceNow, Inc.*(a)	21,254	1,190,437
Splunk, Inc.*	14,588	1,001,758
Symantec Corp.	45,800	1,079,964
VMware, Inc. (Class A Stock)*	3,070	275,410
Workday, Inc. (Class A Stock)*	21,529	1,790,352

		37,275,868

Specialty Retail — 1.3%
Advance Auto Parts, Inc.	17,305	1,915,317
AutoZone, Inc.*(a)	10,409	4,974,878
Bed Bath & Beyond, Inc.*(a)	25,500	2,047,650
Belle International Holdings Ltd. (Hong Kong)	1,078,000	1,252,379
Best Buy Co., Inc.	49,700	1,982,036
GameStop Corp. (Class A Stock)	74,971	3,693,071
Gap, Inc. (The)	47,300	1,848,484
Home Depot, Inc. (The)	130,622	10,755,416
Kingfisher PLC (United Kingdom)	287,129	1,833,053
Lowe’s Cos., Inc	61,110	3,028,001
Neebo, Inc.*	1,680	12,516
PetSmart, Inc.	26,500	1,927,875
TJX Cos., Inc. (The)	31,918	2,034,134
Williams-Sonoma, Inc.(a)	28,571	1,665,118

		38,969,928

Textiles, Apparel & Luxury Goods — 0.6%
Anta Sports Products Ltd. (China)	129,000	160,059
Burberry Group PLC (United Kingdom)	68,110	1,716,061
Cie Financiere Richemont SA (Switzerland)	34,066	3,403,107
Grendene SA (Brazil)	18,700	143,386
Hanesbrands, Inc.	21,200	1,489,724
Kering (France)	7,416	1,567,604
Lululemon Athletica, Inc. (Canada)*(a)	49,847	2,942,469
LVMH Moet Hennessy Louis Vuitton SA (France)	9,523	1,739,802
Michael Kors Holdings Ltd.*	30,966	2,514,130
Pou Chen Corp. (Taiwan)	224,000	335,373
VF Corp	30,400	1,895,136
Wolverine World Wide, Inc.	38,434	1,305,219

		19,212,070

Thrifts & Mortgage Finance — 0.1%
Housing Development Finance Corp. (India)	91,340	1,176,055
Hudson City Bancorp, Inc.	76,200	718,566

		1,894,621

Tobacco — 0.6%
British American Tobacco PLC (United Kingdom)	90,492	4,857,102
Imperial Tobacco Group PLC (United Kingdom)	41,107	1,593,649
Japan Tobacco, Inc. (Japan)	175,800	5,720,314
KT&G Corp. (South Korea)	16,220	1,145,581
Philip Morris International, Inc.	46,922	4,088,313

		17,404,959

SEE NOTES TO FINANCIAL STATEMENTS.

A290

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Trading Companies & Distributors — 0.3%
Air Lease Corp	49,984	$1,553,503
HD Supply Holdings, Inc.*(a)	71,619	1,719,572
Mitsubishi Corp. (Japan)	61,200	1,174,913
Rush Enterprises, Inc. (Class A Stock)*	37,840	1,121,956
Sumitomo Corp. (Japan)	82,200	1,033,100
W.W. Grainger, Inc.	3,679	939,690
Watsco, Inc.	11,438	1,098,734

		8,641,468

Transportation Infrastructure
Arteris SA (Brazil)	33,670	271,872
General Maritime Corp.*	148	2,134
Shenzhen International Holdings Ltd. (China)	2,020,000	253,521
TAV Havalimanlari Holding A/S (Turkey)	27,500	197,993

		725,520

Water Utilities
American Water Works Co., Inc.	20,100	849,426

Wireless Telecommunication Services — 0.6%
China Mobile Ltd. (China)	223,000	2,322,841
China Mobile Ltd. (China), ADR	3,200	167,328
Mobile Telesystems OJSC (Russia), ADR	52,750	1,140,983
MTN Group Ltd. (South Africa)	91,800	1,901,306
SK Telecom Co. Ltd. (South Korea)	2,850	623,692
Telefonica Brasil SA (Brazil), ADR(a)	46,790	899,304
Tim Participacoes SA (Brazil)	89,320	466,807
VimpelCom Ltd. (Netherlands), ADR	37,140	480,592
Vodafone Group PLC (United Kingdom)	1,765,270	6,950,243
Vodafone Group PLC (United Kingdom), ADR	47,700	1,875,087

		16,828,183

TOTAL COMMON STOCKS (cost $1,165,820,883)		1,424,806,349

PREFERRED STOCKS — 0.6%
Automobiles — 0.2%
Volkswagen AG (Germany), (PRFC)	16,960	4,772,882

Capital Markets — 0.1%
Goldman Sachs Group, Inc. (The), Series J, 5.500%(a)	30,000	668,700
Morgan Stanley, Series E, 7.125%	22,000	575,080

		1,243,780

Commercial Banks — 0.1%
Banco do Estado do Rio Grande do Sul SA (Brazil), (PRFC B)	42,680	227,940
Itau Unibanco Holding SA (Brazil), ADR (PRFC)	123,011	1,669,259
Wells Fargo & Co., Series L, CVT, 7.500%	1,960	2,165,800

		4,062,999

Commercial Services & Supplies
Carriage Services Capital Trust, CVT, 7.000%	1,800	88,594

Consumer Finance
Ally Financial, Inc., Series G, 7.000%	461	442,603

PREFERRED STOCKS (continued)		Shares	Value (Note 2)

Diversified Financial Services
Bank of America Corp., Series L, CVT, 7.250%		1,000	$1,061,000
GMAC Capital Trust I, Series 2, 8.125%		3,000	80,220

			1,141,220

Household Products — 0.1%
Henkel AG & Co. KGaA (Germany), (PRFC)		28,886	3,357,565

Insurance
XLIT Ltd. (Ireland), Series D, 3.359%		350	300,234

Metals & Mining — 0.1%
Vale SA (Brazil), ADR (PRFC)		150,220	2,104,582

TOTAL PREFERRED STOCKS (cost $14,215,051)			17,514,459

		Units
RIGHTS*
Oil, Gas & Consumable Fuels
Repsol SA (Spain), expiring 01/09/14 (cost $44,829)		66,884	45,638

WARRANTS*
Automobiles
General Motors Co. (Class A Stock), expiring 07/10/19.		10,031	232,017
General Motors Co. (Class B Stock), expiring 07/10/16		4,881	152,092

			384,109

Specialty Retail
Neebo, Inc. (Class A Stock), expiring 06/20/19.		1,980	—
Neebo, Inc. (Class B Stock), expiring 06/20/19.		4,243	—

			—

Transportation Infrastructure
General Maritime Corp., expiring 05/17/17		230	—

TOTAL WARRANTS (cost $321,323)			384,109

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 1.5%
Non-Residential Mortgage-Backed Securities — 1.0%
Ally Auto Receivables Trust,
Series 2010-3, Class A4
1.550%	08/17/15	225	225,248
Series 2012-2, Class A3
0.740%	04/15/16	839	840,660
Series 2012-3, Class A3
0.850%	08/15/16	1,005	1,007,727
Series 2012-4, Class A3
0.590%	01/17/17	1,856	1,857,650
American Credit Acceptance Receivables Trust,
Series 2012-2, Class A, 144A
1.890%	07/15/16	404	405,390

SEE NOTES TO FINANCIAL STATEMENTS.

A291

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
Series 2013-2, Class A, 144A
1.320%	02/15/17	1,173	$1,172,787
AmeriCredit Automobile Receivables Trust,
Series 2013-4, Class A2
0.740%	11/08/16	275	275,268
Carfinance Capital Auto Trust,
Series 2013-1A, Class A, 144A
1.650%	07/17/17	486	484,662
Series 2013-2A, Class A, 144A
1.750%	11/15/17	943	943,087
Carnow Auto Receivables Trust,
Series 2013-1A, Class A, 144A
1.160%	10/16/17	920	919,379
CPS Auto Receivables Trust,
Series 2011-C, Class A, 144A
4.210%	03/15/19	87	89,219
Series 2013-A, Class A, 144A
1.310%	06/15/20	676	665,460
Series 2013-C, Class A, 144A
1.640%	04/16/18	1,843	1,844,582
CPS Auto Trust,
Series 2012-C, Class A, 144A
1.820%	12/16/19	392	389,724
Series 2012-D, Class A, 144A
1.480%	03/16/20	342	338,599
Credit Acceptance Auto Loan Trust,
Series 2012-2A, Class A, 144A
1.520%	03/16/20	589	590,655
Discover Card Execution Note Trust,
Series 2012-A1, Class A1
0.810%	08/15/17	656	658,296
DT Auto Owner Trust,
Series 2012-2A, Class A, 144A
0.910%	11/16/15	39	38,622
Exeter Automobile Receivables Trust,
Series 2012-2A, Class A, 144A
1.300%	06/15/17	372	372,916
Series 2013-1A, Class A, 144A
1.290%	10/16/17	754	755,030
Flagship Credit Auto Trust,
Series 2013-1, Class A, 144A
1.320%	04/16/18	932	930,920
Series 2013-2, Class A, 144A
1.940%	01/15/19	1,522	1,522,282
Ford Credit Auto Owner Trust,
Series 2012-A, Class A3
0.840%	08/15/16	1,423	1,425,537
Series 2013-C, Class A3
0.820%	12/15/17	1,332	1,336,835
Honda Auto Receivables Owner Trust,
Series 2011-1, Class A4
1.800%	04/17/17	703	706,473
Series 2012-1, Class A4
0.970%	04/16/18	675	679,212
Huntington Auto Trust,
Series 2012-1, Class A3
0.810%	09/15/16	446	447,092

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
Hyundai Auto Receivables Trust,
Series 2012-B, Class A3
0.620%	09/15/16	1,344	$1,345,364
Series 2013-A, Class A3
0.560%	07/17/17	1,713	1,713,108
Mercedes-Benz Auto Lease Trust,
Series 2013-A, Class A3
0.590%	02/15/16	2,235	2,236,372
Mercedes-Benz Auto Receivables Trust (Germany),
Series 2013-1, Class A3
0.780%	08/15/17	787	788,506
Santander Drive Auto Receivables Trust,
Series 2012-3, Class A3
1.080%	04/15/16	499	499,475
Series 2012-5, Class A3
0.830%	12/15/16	491	491,102
SNAAC Auto Receivables Trust,
Series 2013-1A, Class A, 144A
1.140%	07/16/18	293	292,277
Toyota Auto Receivables Owner Trust,
Series 2013-A, Class A3
0.550%	01/17/17	888	887,976
USAA Auto Owner Trust,
Series 2012-1, Class A3
0.430%	08/15/16	698	697,424
World Omni Auto Receivables Trust,
Series 2012-A, Class A3
0.640%	02/15/17	1,170	1,172,315

			31,047,231

Residential Mortgage-Backed Securities — 0.5%
Accredited Mortgage Loan Trust,
Series 2003-3, Class A1
5.210%	01/25/34	208	199,023
Series 2006-2, Class A3
0.329%(c)	09/25/36	168	162,191
Bear Stearns Asset-Backed Securities Trust,
Series 2003-SD1, Class A
0.629%(c)	12/25/33	306	300,520
Centex Home Equity Loan Trust,
Series 2004-D, Class AF4
4.680%	06/25/32	432	447,963
Chase Funding Trust,
Series 2003-6, Class 1A4
4.499%	11/25/34	134	134,613
Citifinancial Mortgage Securities, Inc.,
Series 2003-3, Class AF4
5.848%	08/25/33	563	547,497
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-AMC1, Class A2A
0.229%(c)	12/25/36	32	14,663
CNH Equipment Trust,
Series 2011-A, Class A3
1.200%	05/16/16	89	89,186
Countrywide Asset-Backed Certificates,
Series 2005-12, Class 1A4
5.323%(c)	02/25/36	250	253,761

SEE NOTES TO FINANCIAL STATEMENTS.

A292

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2004-CF2, Class 1A2, 144A
5.150%	01/25/43	256	$262,324
Equity One Mortgage Pass-Through Trust,
Series 2003-2, Class M1
5.050%(c)	09/25/33	139	140,310
First Franklin Mortgage Loan Trust,
Series 2005-FF9, Class A3
0.459%(c)	10/25/35	32	31,726
Fortress Opportunities Residential Transaction,
Series 2013-1A, Class A1N, 144A
3.960%	10/25/33	809	816,956
Series 2013-1A, Class AR, 144A
4.210%	10/25/18	410	410,516
GMAT Trust,
Series 2013-1A, Class A, 144A
3.967%	11/25/43	458	457,805
GSAMP Trust,
Series 2006-FM2, Class A2D
0.419%(c)	09/25/36	120	52,717
HLSS Servicer Advance Receivables Backed Notes,
Series 2012-T2, Class A2, 144A
1.990%	10/15/45	365	367,409
Series 2013-T4, Class AT4, 144A
1.183%	08/15/44	1,111	1,109,667
Home Equity Asset Trust,
Series 2005-2, Class M2
0.899%(c)	07/25/35	163	161,758
Series 2005-8, Class M1
0.609%(c)	02/25/36	240	202,734
HSBC Home Equity Loan Trust,
Series 2006-1, Class A1
0.327%(c)	01/20/36	253	246,667
IXIS Real Estate Capital Trust,
Series 2005-HE2, Class M4
1.109%(c)	09/25/35	50	45,681
Mid-State Capital Corp. Trust,
Series 2006-1, Class A, 144A
5.787%	10/15/40	790	831,823
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2006-HE4, Class A3
0.315%(c)	06/25/36	125	82,145
Navitas Equipment Receivables LLC,
Series 2013-1, Class A, 144A
1.950%	11/15/16	448	447,715
Nomura Home Equity Loan, Inc./Home Equity Loan Trust Series,
Series 2005-FM1, Class M2
0.655%(c)	05/25/35	200	181,656
Park Place Securities, Inc.,
Series 2004-MCW1, Class M1
1.116%(c)	10/25/34	702	697,607
Series 2004-WHQ2, Class M2
1.124%(c)	02/25/35	232	229,598
Series 2005-WHQ3, Class M2
0.629%(c)	06/25/35	200	189,469
Residential Asset Mortgage Products, Inc.,
Series 2005-EFC6, Class M1
0.589%(c)	11/25/35	550	514,147
Series 2006-NC1, Class A2

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
0.369%(c)	01/25/36	357	$347,867
Residential Asset Securities Corp.,
Series 2004-KS5, Class AI5
5.600%	06/25/34	275	283,254
Series 2005-KS9, Class A3
0.549%(c)	10/25/35	17	17,096
Series 2006-KS1, Class A4
0.479%(c)	02/25/36	500	482,839
Stanwich Mortgage Loan Trust,
Series 2012-NPL4, Class A, 144A
2.981%	09/15/42	387	387,927
Structured Asset Investment Loan Trust,
Series 2003-BC5, Class M1
1.304%(c)	06/25/33	477	448,530
Series 2005-HE3, Class M1
0.645%(c)	09/25/35	80	66,455
Structured Asset Securities Corp.,
Series 2002-AL1, Class A2
3.450%	02/25/32	149	148,179
Trafigura Securitisation Finance PLC (Ireland),
Series 2012-1A, Class A, 144A
2.582%(c)	10/15/15	563	569,846
VOLT NPL X LLC,
Series 2013-NPL3, Class A1, 144A
4.250%	04/25/53	875	873,572
Series 2013-NPL4, Class A1
4.000%	11/25/53	217	217,213
VOLT XIX LLC,
Series 2013-NPL5, Class A1, 144A
3.625%	04/25/55	1,811	1,804,053
Westgate Resorts,
Series 2012-1, Class A, 144A
4.500%	09/20/25	95	96,453

			15,373,131

TOTAL ASSET-BACKED SECURITIES (cost $45,835,182)			46,420,362

BANK LOANS(c) — 0.6%
Advertising
inVentiv Health, Inc.,
Consolidated Term Loan
7.500%	08/04/16	205	202,128
Vertis, Inc.,
Term Loan
14.000%	08/02/15	354	6,196

			208,324

Aerospace & Defense
Hamilton Sunstrand,
Refinancing Term Loan
4.000%	12/13/19	98	98,346

Airlines
Delta Air Lines, Inc.,
New Term Loan B-1
4.000%	10/17/18	495	496,733
Flying Fortress, Inc.,
New Loans
3.500%	06/30/17	417	417,187

SEE NOTES TO FINANCIAL STATEMENTS.

A293

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Airlines (continued)
			$913,920

Auto Components
Autoparts Holdings Ltd.,
Term Loan (First Lien)
6.500%	08/01/17	29	28,469
6.500%	01/01/40	15	14,516

			42,985

Automobiles
Chrysler Group LLC,
Term Loan B
4.250%	05/24/17	620	623,936

Building Materials
Continental Building Products LLC,
Closing Date Loan
8.750%	02/26/21	114	114,063
Term Loan (First Lien)
4.750%	08/15/20	146	145,756
Quikrete Holdings, Inc.,
Initial Loan (First Lien)
4.000%	09/18/20	100	100,105

			359,924

Capital Markets
Walter Investment Management Corp.,
Tranche Term Loan B Retired (2013)
5.750%	12/15/20	144	144,386

Chemicals
Appvion, Inc.,
Term Commitment
5.750%	06/04/19	140	140,263
MacDermid,
Tranche Term Loan B (First Lien)
4.000%	05/31/20	100	100,153
OCI Beaumont,
Term Loan B-2
6.250%	08/20/19	19	19,072
Tronox, Inc.,
New Term Loan
4.500%	03/20/20	35	35,251

			294,739

Coal
Arch Coal, Inc.,
Term Loan
5.750%	05/16/18	111	108,869

Commercial Services — 0.1%
Alliance Laundry Systems LLC,
Initial Term Loan (First Lien)
4.250%	12/10/18	90	90,334
Catalent Pharma Solutions, Inc.,
Term Loan C
4.250%	09/15/17	196	196,862
Ceridian Corp.,
New Replacement U.S. Term Loan (2013)
4.415%	05/09/17	60	59,890

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Commercial Services (continued)
DuPont Performance Coatings USA,
Initial Term Loan
4.750%	02/01/20	103	$103,275
Edwards Ltd.,
Initial Term Loan (First Lien)
4.500%	03/30/20	63	63,277
Focus Brands, Inc.,
Refinancing Term Loan (First Lien)
4.250%	02/17/18	179	178,267
Harland Clarke Holdings Corp.,
Tranche Term Loan B-2
5.414%	06/30/17	82	82,180
5.497%	06/30/17	105	105,914
Intelligrated, Inc.,
Initial Term Loan (Second Lien)
10.500%	01/18/20	125	126,875
Term Loan (First Lien)
4.500%	07/30/18	143	143,689
Sourcehov LLC,
Term Loan (Second Lien)
8.750%	04/30/19	50	50,563

			1,201,126

Commercial Services & Supplies
Freedom Group, Inc.,
Converted Extended Term Loan (2013 First Lien)
4.500%	04/19/19	172	173,320
R.H. Donnelley, Inc.,
Loan
9.750%	12/31/16	90	54,427

			227,747

Computers & Peripherals
Dell, Inc.,
Term Loan B
4.500%	04/09/20	151	151,270

Containers & Packaging
Southern Graphics, Inc.,
Term Loan
5.000%	10/17/19	24	24,062

Diversified Financial Services
Ascensus, Inc.,
Initial Term Loan
9.000%	11/15/20	15	15,225
Capmark Financial Group, Inc. - Escrow,
Loan
5.250%	01/01/41	3,370	44,653

			59,878

Electric
Texas Competitive Electric Holdings Co. LLC,
2014 Term Loan (Non-Extending)
3.668%	10/10/14	52	36,893
3.739%	10/10/14	235	166,277
3.739%	10/10/14	141	99,460
2017 Term Loan (Extending)
4.668%	10/10/17	53	36,851
4.739%	10/10/17	234	161,748
4.739%	10/10/17	141	97,127

SEE NOTES TO FINANCIAL STATEMENTS.

A294

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Electric (continued)

			$598,356

Energy Equipment & Services
EFS Cogen Holdings I LLC,
Loan
2.540%	10/16/19	45	45,509

Entertainment
CCM Merger, Inc.,
Term Loan
5.000%	03/01/17	76	76,335
Mohegan Tribal Gaming Authority,
Term Loan B
5.500%	06/15/18	50	50,719
Scientific Games International, Inc.,
Initial Term Loan
4.250%	09/30/20	33	32,726
4.250%	10/18/20	37	37,291
Station Casinos LLC,
Term Loan B
5.000%	03/01/20	134	135,328

			332,399

Food Products — 0.1%
H. J. Heinz Co.,
Loan
1.581%	06/05/20	1,000	1,006,960

Foods
Dole Food Co.,
Tranche Term Loan B
4.500%	10/09/20	100	100,335
Pinnacle Foods Finance LLC,
Tranche Term Loan G
3.250%	04/29/20	723	721,826

			822,161

Healthcare Products
Kinetic Concepts, Inc.,
Term Loan D-1
4.500%	05/04/18	99	99,496
Sage Products, Inc.,
Replacement Term Loan (First Lien)
4.250%	11/20/19	121	121,472

			220,968

Healthcare Services
CHG Healthcare Services,
Term Loan (First Lien)
4.250%	11/19/19	74	74,257
National Mentor Holdings, Inc.,
Tranche Term Loan B-1
6.500%	02/09/17	491	493,215

			567,472

Household Products
Reynolds Group Holdings,
Incremental U.S. Term Loan
4.000%	12/01/18	51	51,530
4.000%	12/31/18	37	37,276

			88,806

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Insurance
National Financial Partners Corp.,
Term Loan B
5.250%	06/30/20	66	$66,272

Lodging
Caesars Entertainment Operating Co., Inc.,
Term Loan B-6
5.490%	01/28/18	379	361,615
ROC Finance LLC,
Funded Term Loan B
5.000%	08/19/17	3	3,007
5.000%	05/22/19	75	71,696

			436,318

Media — 0.1%
Clear Channel Communications, Inc.,
Tranche Term Loan B
3.814%	01/29/16	277	267,794
Tranche Term Loan D
6.919%	01/29/16	314	299,305
Tranche Term Loan E
7.669%	07/30/19	250	245,878
Entercom Radio LLC,
Term Loan B-2
5.000%	11/23/18	120	120,399
Radio One, Inc.,
Term Loan
7.500%	03/31/16	734	750,114
Univision Communications, Inc.,
Converted Extended Term Loan (2013 First Lien)
4.500%	02/20/20	496	497,743

			2,181,233

Miscellaneous Manufacturing
Rexnord LLC/RBS Global, Inc.,
Term Loan B
4.000%	08/21/20	100	99,958
Wilsonart International,
Initial Term Loan
4.000%	10/31/20	99	98,196

			198,154

Oil, Gas & Consumable Fuels
Alon USA Partners LP,
Tranche Term Loan B
9.250%	11/13/18	28	28,233
Fieldwood Energy LLC,
Closing Date Loan (Second Lien)
8.380%	09/25/20	150	153,000
MEG Energy Corp.,
Incremental Term Loan
3.750%	03/31/20	78	78,582
NFR Energy,
Term Loan (Second Lien)
8.750%	01/18/18	117	117,688
Rice Drilling B LLC,
Term Loan (Second Lien)
8.500%	09/30/18	29	29,455

SEE NOTES TO FINANCIAL STATEMENTS.

A295

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Oil, Gas & Consumable Fuels (continued)
Shelf Drilling,
Term Loan
10.000%	10/01/18	50	$50,625
Stallion Oilfield,
Loan
8.000%	06/11/18	44	44,656
WildHorse Resources,
Term Loan
7.500%	05/28/19	60	60,000

			562,239

Pharmaceuticals
Aptalis Pharma, Inc.,
Term Loan B
6.000%	10/02/20	135	136,908

Real Estate Investment Trusts (REITs)
Realogy Corp.,
Extended Synthetic Commitment
4.100%	10/10/16	42	42,885

Restaurants
NPC International, Inc.,
Term Loan
4.000%	12/28/18	49	49,390

Retail — 0.1%
J.C. Penney Corp., Inc.,
Loan
6.000%	05/21/18	498	486,057
J.Crew Group, Inc.,
Term Loan B-1
4.000%	03/07/18	344	345,599
Rite Aid Corp.,
Tranche Term Loan 2
4.880%	06/21/21	142	143,555
Tranche Term Loan 1 (Second Lien)
5.750%	08/21/20	30	30,703
Sears Roebuck Acceptance Corp.,
Term Loan
5.750%	06/30/18	115	115,631

			1,121,545

Semiconductors & Semiconductor Equipment
Freescale Semiconductor, Inc.,
Tranche Term Loan B-4
5.000%	01/30/20	174	175,331
Tranche Term Loan B-5
5.000%	01/01/21	209	211,643
Semiconductor Components Industries LLC,
Term Loan
1.998%	01/02/18	136	133,898

			520,872

Software — 0.1%
Attachmate Corp.,
Term Loan (First Lien)
7.250%	11/22/17	119	120,809
BMC Software Finance, Inc.,
Initial U.S. Term Loan
5.000%	08/07/20	40	40,067

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Software (continued)
Cenveo Corp.,
Term Loan B
6.250%	02/13/17	92	$92,028
First Data Corp.,
New Term Loan (2018 B)
4.164%	09/24/18	82	82,220
Go Daddy Operating Co. LLC,
Tranche Term Loan B-3
4.000%	12/16/18	369	368,715
RP Crown Parent LLC,
New Term Loan (First Lien)
6.000%	12/21/18	152	152,843
Syniverse Holdings, Inc.,
Term Loan B (2013)
4.000%	04/30/19	480	480,364
USI, Inc.,
Initial Term Loan
5.000%	12/27/19	261	262,213

			1,599,259

Supermarkets
SUPERVALU, Inc.,
New Term Loan
5.000%	03/18/19	285	287,006

Telecommunications — 0.1%
Alcatel-Lucent USA, Inc.,
Term Loan C
5.750%	01/31/19	149	149,020
Altice Financing SA,
Term Loan
5.500%	07/15/19	75	75,375
ARRIS Group, Inc.,
Term B Facility
3.500%	02/15/20	76	75,358
Avaya, Inc.,
Term Loan B-3
4.736%	10/26/14	323	315,666
Term Loan B-5
8.000%	03/31/18	198	200,312
Cincinnati Bell, Inc.,
Tranche Term Loan B
4.000%	08/09/20	65	64,919
Cricket Communications, Inc,
Term Loan C
4.750%	03/01/20	126	126,786

			1,007,436

Transportation
Navios Maritime Partners L.P.,
Term Loan
5.250%	06/28/18	95	94,912
Swift Transportation Co. LLC,
Tranche Term Loan B-2 (2013)
4.000%	12/21/17	83	83,271
Wabash National Corp.,
Tranche Loan B-1
4.500%	05/04/19	193	194,463

			372,646

SEE NOTES TO FINANCIAL STATEMENTS.

A296

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Transportation (continued)
TOTAL BANK LOANS (cost $17,251,644)			$16,724,306

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.7%
A10 Securitization LLC,
Series 2013-1, Class A, 144A
2.400%	11/15/25	1,021	1,017,585
Series 2013-2, Class A, 144A
2.620%	11/15/27	1,789	1,780,577
Banc of America Commercial Mortgage Trust,
Series 2006-3, Class A4
5.889%(c)	07/10/44	1,084	1,179,152
Series 2006-5, Class A4
5.414%	09/10/47	1,220	1,323,744
Series 2006-5, Class AM
5.448%	09/10/47	490	524,383
Banc of America Merrill Lynch Commercial Mortgage, Inc.,
Series 2005-3, Class AM
4.727%	07/10/43	765	794,802
BB-UBS Trust,
Series 2012-TFT, Class A, 144A
2.892%	06/05/30	2,025	1,907,550
Bear Stearns Commercial Mortgage Securities,
Series 2005-PWR9, Class A4A
4.871%	09/11/42	195	204,560
Series 2007-PW16, Class AM
5.898%(c)	06/11/40	905	1,014,048
Citigroup Commercial Mortgage Trust,
Series 2005-C3, Class AM
4.830%(c)	05/15/43	420	437,277
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2005-CD1, Class AJ
5.393%(c)	07/15/44	1,430	1,502,741
Series 2005-CD1, Class AM
5.393%(c)	07/15/44	800	856,145
COBALT CMBS Commercial Mortgage Trust,
Series 2006-C1, Class A4
5.223%	08/15/48	810	873,984
Series 2006-C1, Class AM
5.254%	08/15/48	1,310	1,345,198
Commercial Funding Corp.,
Series 2006-GG7, Class AM
6.056%(c)	07/10/38	1,685	1,839,471
Credit Suisse Commercial Mortgage Trust,
Series 2006-C2, Class A3
5.858%(c)	03/15/39	400	430,402
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-C1, Class AJ
5.075%(c)	02/15/38	670	692,911
Series 2005-C3, Class AM
4.730%	07/15/37	750	778,633
Credit Suisse Mortgage Capital Certificates,
Series 2006-TF2A, Class KERA, 144A
0.582%(c)	09/15/21	154	151,091
DBRR 2013-EZ2 Trust,
Series 2013-EZ2, Class A, 144A
0.853%(c)	02/25/45	2,276	2,264,439

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae REMICS,
Series 2013-M7, Class A2
2.280%	12/27/22	1,465	$1,337,264
Fannie Mae-Aces,
Series 2011-M2, Class A2
3.645%	04/25/21	1,239	1,298,928
Series 2011-M4, Class A2
3.726%	06/25/21	1,430	1,491,572
Series 2012-M8, Class ASQ2
1.520%	12/25/19	1,328	1,323,895
Series 2012-M8, Class ASQ3
1.801%	12/25/19	1,515	1,486,544
Series 2013-M13, Class A2
2.624%	04/25/23	1,837	1,711,151
Fontainebleau Miami Beach Trust,
Series 2012-FBLU, Class A, 144A
2.887%	05/05/27	879	887,485
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2005-CB13, Class A4
5.419%(c)	01/12/43	600	636,851
Series 2006-CB16, Class A4
5.552%	05/12/45	1,114	1,210,205
Series 2006-LDP6, Class AM
5.525%(c)	04/15/43	825	893,958
LB-UBS Commercial Mortgage Trust,
Series 2006-C4, Class A4
6.055%(c)	06/15/38	518	563,781
Series 2006-C6, Class A4
5.372%	09/15/39	525	572,669
Series 2007-C1, Class AM
5.455%	02/15/40	1,460	1,606,526
Series 2007-C6, Class A4
5.858%(c)	07/15/40	1,005	1,093,021
Series 2007-C7, Class A3
5.866%(c)	09/15/45	766	849,388
Merrill Lynch Mortgage Trust,
Series 2005-LC1, Class AJ
5.548%(c)	01/12/44	210	225,055
Series 2006-C1, Class A4
5.872%(c)	05/12/39	600	651,709
Morgan Stanley Capital I Trust,
Series 2006-IQ12, Class AM
5.370%	12/15/43	1,310	1,427,189
Series 2006-IQ12, Class AMFX
5.370%	12/15/43	1,255	1,365,404
Series 2007-HQ11, Class X, IO, 144A
0.394%(c)	02/12/44	45,046	231,087
Morgan Stanley Reremic Trust,
Series 2012-IO, Class AXA, 144A
1.000%	03/27/51	919	919,060
NorthStar Mortgage Trust (Cayman Islands),
Series 2012-1, Class A, 144A
1.379%(c)	08/25/29	628	628,664
Series 2013-1A, Class A, 144A
2.016%(c)	07/25/29	1,911	1,912,291
TIAA Seasoned Commercial Mortgage Trust,
Series 2007-C4, Class A3
5.551%(c)	08/15/39	366	376,164

SEE NOTES TO FINANCIAL STATEMENTS.

A297

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
UBS Commercial Mortgage Trust,
Series 2012-C1, Class XA, IO, 144A
2.335%(c)	05/10/45		4,951	$642,210
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C2, Class A4
3.525%	05/10/63		647	639,931
VFC LLC (Cayman Islands),
Series 2013-1, Class A, 144A
3.130%	03/20/26		707	711,142
VNDO Mortgage Trust,
Series 2012-6AVE, Class A, 144A
2.996%	11/15/30		1,049	978,027
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C22, Class A4
5.465%(c)	12/15/44		2,215	2,357,870
Series 2006-C27, Class A3
5.765%(c)	07/15/45		852	915,439
Wells Fargo Resecuritization Trust,
Series 2012-IO, Class A, 144A
1.750%	08/20/21		598	593,950

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $52,707,019)				52,457,123

CONVERTIBLE BONDS — 0.3%
Airlines — 0.1%
Air France-KLM (France),
Gtd. Notes
2.030%	02/15/23	EUR	80	1,125,877
4.970%	04/01/15	EUR	129	2,279,347

				3,405,224

Chemicals
SGL Carbon SE (Germany),
Sr. Unsec’d. Notes
2.750%	01/25/18	EUR	300	427,775

Commercial Services — 0.1%
Prospect Capital Corp.,
Sr. Unsec’d. Notes
5.875%	01/15/19		1,605	1,660,172

Diversified Financial Services
Somerset Cayuga Holding Co., Inc.,
Sr. Sec’d. Notes, PIK, 144A
20.000%	06/15/17		73	174,446

Insurance
AXA SA (France),
Sub. Notes
3.750%	01/01/17	EUR	317	1,227,230

Investment Companies — 0.1%
Ares Capital Corp.,
Sr. Unsec’d. Notes
4.750%	01/15/18		1,041	1,098,906
Sr. Unsec’d. Notes, 144A
4.375%	01/15/19(a)		1,700	1,769,064

				2,867,970

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CONVERTIBLE BONDS (continued)
Retail
Real Mex Restaurants, Inc.,
2nd Lien
1.120%	01/01/40	101	$—

TOTAL CONVERTIBLE BONDS (cost $9,478,272)			9,762,817

CORPORATE BONDS — 17.7%
Advertising
inVentiv Health, Inc.,
Gtd. Notes, 144A
11.000%	08/15/18(a)	222	196,080
Sr. Sec’d. Notes, 144A
9.000%	01/15/18	90	93,600
Omnicom Group, Inc.,
Gtd. Notes
3.625%	05/01/22	410	397,043
Sitel LLC/Sitel Finance Corp.,
Gtd. Notes
11.500%	04/01/18	214	188,320
Sr. Sec’d. Notes, 144A
11.000%	08/01/17	62	66,185

			941,228

Aerospace & Defense — 0.1%
Alliant Techsystems, Inc.,
Sr. Unsec’d. Notes, 144A
5.250%	10/01/21	41	41,103
BAE Systems Holdings, Inc. (United Kingdom),
Gtd. Notes, 144A
5.200%	08/15/15	170	180,503
6.375%	06/01/19	70	81,012
Boeing Co. (The),
Sr. Unsec’d. Notes
7.950%	08/15/24	540	720,467
GenCorp, Inc.,
Sec’d. Notes
7.125%	03/15/21	44	47,080
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
3.350%	09/15/21	365	362,153
4.070%	12/15/42	620	542,137
Triumph Group, Inc.,
Gtd. Notes
4.875%	04/01/21	50	48,500
United Technologies Corp.,
Sr. Unsec’d. Notes
3.100%	06/01/22(a)	1,629	1,592,807
4.500%	06/01/42	171	166,056
6.125%	02/01/19	290	342,317

			4,124,135

Agriculture — 0.1%
BAT International Finance PLC (United Kingdom),
Gtd. Notes, 144A
1.400%	06/05/15	970	978,160
Bunge Ltd. Finance Corp.,
Gtd. Notes
8.500%	06/15/19	230	282,551

SEE NOTES TO FINANCIAL STATEMENTS.

A298

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Agriculture (continued)
Cargill, Inc.,
Sr. Unsec’d. Notes, 144A
3.300%	03/01/22	250	$239,157
6.000%	11/27/17	190	216,944

			1,716,812

Air Freight & Logistics
United Parcel Service, Inc.,
Sr. Unsec’d. Notes
2.450%	10/01/22	71	65,243

Airlines — 0.2%
Air Canada 2013-1 Class A Pass-Through Trust (Canada),
Pass-Through Certificates, 144A
4.125%	11/15/26	124	120,900
American Airlines 2011-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.250%	07/31/22	55	57,957
American Airlines 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates, 144A
4.000%	01/15/27(a)	335	324,113
American Airlines 2013-2 Class A Pass-Through Trust,
Equipment Trust, 144A
4.950%	07/15/24	809	843,383
Continental Airlines 2003-ERJ1 Pass-Through Trust,
Pass-Through Certificates
7.875%	01/02/20	609	656,117
Continental Airlines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.983%	10/19/23	163	178,507
Continental Airlines 2012-2 Class A Pass-Through Certificates,
Pass-Through Certificates
4.000%	04/29/26	85	84,575
Delta Air Lines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
6.821%	02/10/24	572	644,746
Delta Air Lines 2007-1 Class C Pass-Through Trust,
Pass-Through Certificates
8.954%	08/10/14	265	268,324
Delta Air Lines 2010-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.950%	11/23/20(a)	97	104,284
Delta Air Lines 2011-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.300%	10/15/20	47	50,716
Delta Air Lines 2012-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.750%	11/07/21	63	67,662
Northwest Airlines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
7.027%	05/01/21	647	718,631
UAL 2009-2B Pass-Through Trust,
Pass-Through Certificates, 144A
12.000%	07/15/17	208	233,819
United Airlines 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.300%	02/15/27	67	68,173
US Airways 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.950%	05/15/27(a)	595	578,637

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Airlines (continued)
US Airways 2013-1 Class B Pass-Through Trust,
Pass-Through Certificates
5.375%	05/15/23	10	$9,850

			5,010,394

Auto Components
Goodyear Tire & Rubber Co. (The),
Gtd. Notes
8.750%	08/15/20	250	292,500
Johnson Controls, Inc.,
Sr. Unsec’d. Notes
4.250%	03/01/21	165	171,438
5.000%	03/30/20	150	163,866
Stackpole International Intermediate/Stackpole International Powder (Canada),
Sr. Sec’d. Notes, 144A
7.750%	10/15/21	175	182,000
Visteon Corp.,
Gtd. Notes
6.750%	04/15/19	448	476,000

			1,285,804

Automobiles — 0.3%
Chrysler Group LLC/CG Co-Issuer, Inc.,
Sec’d. Notes
8.250%	06/15/21(a)	500	568,750
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
1.875%	01/11/18	565	556,549
1.950%	03/28/14	1,950	1,954,832
2.375%	08/01/18	227	226,498
2.625%	09/15/16	195	201,650
2.950%	01/11/17	400	413,040
General Motors Co.,
Sr. Unsec’d. Notes, 144A
4.875%	10/02/23	400	405,000
6.250%	10/02/43	695	721,931
Nissan Motor Acceptance Corp. (Japan),
Unsec’d. Notes, 144A
1.800%	03/15/18(a)	364	355,374
PACCAR Financial Corp.,
Sr. Unsec’d. Notes, MTN
1.600%	03/15/17	99	98,857
Pittsburgh Glass Works LLC,
Sr. Sec’d. Notes, 144A
8.000%	11/15/18	17	17,893
Toyota Motor Credit Corp. (Japan),
Sr. Unsec’d. Notes, MTN
2.000%	09/15/16(a)	1,945	2,000,644
2.000%	10/24/18(a)	1,015	1,014,705

			8,535,723

Banks — 1.1%
ABN AMRO Bank NV (Netherlands),
Sr. Unsec’d. Notes, 144A
2.500%	10/30/18	830	828,207
American Express Centurion Bank,
Sr. Unsec’d. Notes
6.000%	09/13/17	340	390,072

SEE NOTES TO FINANCIAL STATEMENTS.

A299

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Banks (continued)
AmSouth Bancorp,
Sub. Notes
6.750%	11/01/25	100	$104,844
Bank of Montreal (Canada),
Covered Bonds, 144A
1.300%	10/31/14	250	252,050
Sr. Unsec’d. Notes, MTN
1.400%	09/11/17	341	335,717
1.450%	04/09/18	960	934,801
2.375%	01/25/19(a)	1,265	1,261,338
Bank of Nova Scotia (Canada),
Covered Bonds, 144A
1.650%	10/29/15	166	169,254
Sr. Unsec’d. Notes
1.375%	07/15/16	755	763,306
1.375%	12/18/17	200	196,268
3.400%	01/22/15	120	123,799
Bank of Tokyo-Mitsubishi UFJ Ltd. (The) (Japan),
Sr. Unsec’d. Notes, 144A
2.350%	02/23/17	226	229,386
2.700%	09/09/18	300	303,345
4.100%	09/09/23	200	200,375
BPCE SA (France),
Gtd. Notes
2.500%	12/10/18	1,275	1,268,174
Sub. Notes, 144A
5.700%	10/22/23	1,115	1,148,740
Branch Banking & Trust Co.,
Sub. Notes
0.562%(c)	05/23/17	522	516,014
Commonwealth Bank of Australia (Australia),
Covered Bonds, 144A
2.250%	03/16/17	250	257,071
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands),
Bank Gtd. Notes
3.375%	01/19/17	45	47,380
Sr. Unsec’d. Notes, 144A
3.200%	03/11/15	500	515,562
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
3.250%	01/11/16	300	313,760
Discover Bank,
Sr. Unsec’d. Notes
2.000%	02/21/18(a)	2,260	2,219,691
DNB Bank ASA (Norway),
Sr. Unsec’d. Notes, 144A
3.200%	04/03/17	1,000	1,045,450
DNB Boligkreditt A/S (Norway),
Covered Bonds, 144A
2.100%	10/14/16	379	388,665
Manufacturers & Traders Trust Co.,
Sub. Notes
6.625%	12/04/17	250	289,421
National Australia Bank Ltd. (Australia),
Covered Bonds, 144A
2.000%	06/20/17	330	336,138
Sr. Unsec’d. Notes, 144A
2.750%	09/28/15	220	227,806
3.000%	07/27/16	600	628,008

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Banks (continued)
National Bank of Canada (Canada),
Covered Bonds, 144A
1.650%	01/30/14	250	$250,258
National City Corp.,
Sub. Notes
6.875%	05/15/19	100	118,494
Nordea Bank AB (Sweden),
Sr. Unsec’d. Notes, 144A
1.625%	05/15/18(a)	650	635,110
3.125%	03/20/17	1,350	1,411,669
Sub. Notes, 144A
4.250%	09/21/22	625	617,981
4.875%	05/13/21	237	244,968
Oversea-Chinese Banking Corp. Ltd. (Singapore),
Sr. Unsec’d. Notes, 144A
1.625%	03/13/15	200	202,307
Royal Bank of Canada (Canada),
Covered Bonds
1.200%	09/19/18(a)	563	557,839
2.000%	10/01/19	397	394,940
Sr. Unsec’d. Notes, MTN
2.200%	07/27/18	1,265	1,270,137
2.300%	07/20/16	295	304,965
Royal Bank of Scotland PLC (The) (United Kingdom),
Bank Gtd. Notes
6.125%	01/11/21	200	226,372
Sub. Notes, RegS
9.500%(c)	03/16/22	220	257,572
Santander UK PLC (United Kingdom),
Sub. Notes, 144A
5.000%	11/07/23	415	416,544
Skandinaviska Enskilda Banken AB (Sweden),
Sr. Unsec’d. Notes, 144A
1.750%	03/19/18	1,421	1,392,049
2.375%	11/20/18	815	809,694
Societe Generale SA (France),
Bank Gtd. Notes
2.625%	10/01/18	770	776,753
Stadshypotek AB (Sweden),
Covered Bonds, 144A
1.875%	10/02/19	530	510,814
Svenska Handelsbanken AB (Sweden),
Bank Gtd. Notes
3.125%	07/12/16	250	261,477
Sr. Unsec’d. Notes
2.500%	01/25/19(a)	1,760	1,773,689
Toronto-Dominion Bank (The) (Canada),
Covered Bonds, 144A
2.200%	07/29/15	115	118,048
Sr. Unsec’d. Notes, MTN
1.400%	04/30/18	1,070	1,041,080
2.500%	07/14/16	287	297,698
Wachovia Bank NA,
Sub. Notes
6.000%	11/15/17	600	692,340
Wachovia Corp.,
Sr. Unsec’d. Notes, MTN
5.750%	02/01/18	1,400	1,614,309

SEE NOTES TO FINANCIAL STATEMENTS.

A300

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Banks (continued)
Westpac Banking Corp. (Australia),
Covered Bonds, 144A
2.450%	11/28/16	200	$207,460
Sr. Unsec’d. Notes
4.875%	11/19/19	200	221,928

			31,921,137

Beverages — 0.2%
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
1.500%	07/14/14	91	91,518
5.375%	01/15/20	1,510	1,732,962
8.000%	11/15/39	160	230,592
Constellation Brands, Inc.,
Gtd. Notes
3.750%	05/01/21(a)	33	31,020
4.250%	05/01/23	66	61,545
7.250%	09/01/16	150	170,250
Crestview DS Merger Sub II, Inc.,
Sec’d. Notes, 144A
10.000%	09/01/21(a)	45	48,263
Diageo Capital PLC (United Kingdom),
Gtd. Notes
1.500%	05/11/17	113	112,756
2.625%	04/29/23	530	483,215
5.750%	10/23/17	180	205,419
Heineken NV (Netherlands),
Sr. Unsec’d. Notes, 144A
1.400%	10/01/17	110	107,918
3.400%	04/01/22	250	244,081
PepsiCo, Inc.,
Sr. Unsec’d. Notes
1.250%	08/13/17	180	178,072
2.750%	03/01/23(a)	655	606,243
3.000%	08/25/21	94	92,696
SABMiller Holdings, Inc. (United Kingdom),
Gtd. Notes, 144A
2.450%	01/15/17	1,220	1,249,263
3.750%	01/15/22(a)	500	501,865

			6,147,678

Biotechnology — 0.1%
Amgen, Inc.,
Sr. Unsec’d. Notes
3.450%	10/01/20	300	304,402
3.625%	05/15/22	405	401,214
5.150%	11/15/41	300	298,886
5.650%	06/15/42	560	593,060
6.375%	06/01/37	200	229,372
6.400%	02/01/39	61	69,831
Celgene Corp.,
Sr. Unsec’d. Notes
1.900%	08/15/17	195	194,077
3.250%	08/15/22	85	80,474
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
4.500%	04/01/21(a)	1,185	1,262,085

			3,433,401

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Building Materials — 0.1%
Ainsworth Lumber Co. Ltd. (Canada),
Sr. Sec’d. Notes, 144A
7.500%	12/15/17	44	$47,300
Boise Cascade Co.,
Gtd. Notes
6.375%	11/01/20	82	86,305
Cemex Espana Luxembourg (Mexico),
Sr. Sec’d. Notes, 144A
9.250%	05/12/20	225	246,938
9.875%	04/30/19	150	171,375
Cemex Finance LLC (Mexico),
Sr. Sec’d. Notes, 144A
9.375%	10/12/22	275	310,063
Cemex SAB de CV (Mexico),
Sr. Sec’d. Notes, 144A
5.248%(c)	09/30/15	500	516,250
CRH America, Inc. (Ireland),
Gtd. Notes
6.000%	09/30/16	75	83,784
Masonite International Corp. (Canada),
Gtd. Notes, 144A
8.250%	04/15/21(a)	150	165,000
Nortek, Inc.,
Gtd. Notes
8.500%	04/15/21	50	55,375
Roofing Supply Group LLC/Roofing Supply Finance, Inc.,
Gtd. Notes, 144A
10.000%	06/01/20	90	100,800
US Concrete, Inc.,
Sr. Sec’d. Notes, 144A
8.500%	12/01/18	33	33,743
USG Corp.,
Gtd. Notes, 144A
5.875%	11/01/21	26	27,040
7.875%	03/30/20	2	2,250
Sr. Unsec’d. Notes
6.300%	11/15/16	125	134,063

			1,980,286

Capital Markets — 0.9%
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes
3.550%	09/23/21	735	752,009
5.450%	05/15/19	300	340,851
Sr. Unsec’d. Notes, MTN
2.400%	01/17/17	219	224,132
3.100%	01/15/15	50	51,347
Series D, Sub. Notes
4.500%(c)	12/29/49	770	698,775
BlackRock, Inc.,
Sr. Unsec’d. Notes
3.375%	06/01/22	150	148,363
6.250%	09/15/17	240	278,466
Credit Suisse (Switzerland),
Sub. Notes
5.400%	01/14/20(a)	980	1,089,106
Credit Suisse AG (Switzerland),
Sub. Notes, 144A
6.500%	08/08/23(a)	1,185	1,260,544

SEE NOTES TO FINANCIAL STATEMENTS.

A301

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Capital Markets (continued)
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
2.375%	01/22/18	940	$943,573
2.900%	07/19/18	1,195	1,216,120
3.625%	01/22/23(a)	2,015	1,951,231
5.250%	07/27/21(a)	173	189,408
5.750%	01/24/22	340	382,734
5.950%	01/18/18	100	113,694
6.150%	04/01/18	230	263,736
6.250%	02/01/41	230	265,052
Sr. Unsec’d. Notes, MTN
5.375%	03/15/20	370	411,488
7.500%	02/15/19	1,960	2,387,219
Sub. Notes
6.750%	10/01/37(a)	915	1,017,979
Invesco Finance PLC,
Gtd. Notes
4.000%	01/30/24	114	112,995
Morgan Stanley,
Notes, MTN
4.000%	07/24/15	750	783,107
6.625%	04/01/18	1,385	1,620,580
Sr. Unsec’d. Notes
2.125%	04/25/18(a)	815	807,971
3.450%	11/02/15	200	208,181
3.750%	02/25/23(a)	750	729,799
3.800%	04/29/16	845	893,866
4.750%	03/22/17	650	709,357
5.750%	01/25/21	115	130,095
6.375%	07/24/42	645	755,476
Sr. Unsec’d. Notes, MTN
5.550%	04/27/17	1,300	1,450,177
6.000%	05/13/14	100	101,907
7.300%	05/13/19	950	1,153,688
Sub. Notes
5.000%	11/24/25	280	280,837
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes
5.000%	03/04/15	400	417,876
State Street Corp.,
Sr. Unsec’d. Notes
3.700%	11/20/23	1,713	1,699,532
Sub. Notes
3.100%	05/15/23(a)	108	100,419
UBS AG (Switzerland),
Sr. Unsec’d. Notes
3.875%	01/15/15	145	149,909
5.750%	04/25/18	130	149,247
5.875%	12/20/17	200	229,505

			26,470,351

Chemicals — 0.3%
Ashland, Inc.,
Gtd. Notes
4.750%	08/15/22	350	332,500
Basell Finance Co. BV (Netherlands),
Gtd. Notes, 144A
8.100%	03/15/27	134	169,200

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Chemicals (continued)
Chemtura Corp.,
Gtd. Notes
5.750%	07/15/21	40	$40,550
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
3.000%	11/15/22(a)	200	186,528
4.125%	11/15/21	2,239	2,312,813
7.375%	11/01/29	150	192,767
8.550%	05/15/19	221	285,354
E.I. du Pont de Nemours & Co.,
Sr. Unsec’d. Notes
1.950%	01/15/16	58	59,183
4.150%	02/15/43	89	78,514
6.000%	07/15/18	150	174,140
Ecolab, Inc.,
Sr. Unsec’d. Notes
5.500%	12/08/41	295	315,907
Hexion US Finance Corp.,
Sr. Sec’d. Notes
6.625%	04/15/20	250	256,250
Ineos Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
8.375%	02/15/19	250	278,125
LyondellBasell Industries NV,
Sr. Unsec’d. Notes
5.000%	04/15/19	970	1,077,302
Mosaic Co. (The),
Sr. Unsec’d. Notes
3.750%	11/15/21	288	281,919
4.250%	11/15/23	124	122,462
5.450%	11/15/33	790	804,890
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
5.250%	08/01/23	25	25,750
PetroLogistics LP/PetroLogistics Finance Corp.,
Gtd. Notes, 144A
6.250%	04/01/20	50	50,125
Potash Corp. of Saskatchewan, Inc. (Canada),
Sr. Unsec’d. Notes
3.250%	12/01/17	200	208,697
PPG Industries, Inc.,
Sr. Unsec’d. Notes
7.400%	08/15/19	250	293,242
Praxair, Inc.,
Sr. Unsec’d. Notes
4.375%	03/31/14	275	277,647
Union Carbide Corp.,
Sr. Unsec’d. Notes
7.750%	10/01/96	130	141,944

			7,965,809

Coal
Peabody Energy Corp.,
Gtd. Notes
6.250%	11/15/21(a)	450	454,500

Commercial Banks — 1.0%
Australia & New Zealand Banking Group Ltd. (Australia),
Covered Bonds, 144A
2.400%	11/23/16	317	328,222

SEE NOTES TO FINANCIAL STATEMENTS.

A302

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Commercial Banks (continued)
Sr. Unsec’d. Notes, 144A
3.250%	03/01/16	120	$125,742
4.875%	01/12/21	160	174,055
Barclays Bank PLC (United Kingdom),
Covered Bonds, 144A
2.500%	09/21/15	200	206,188
Sr. Unsec’d. Notes
2.750%	02/23/15	625	639,118
5.200%	07/10/14	100	102,497
Sub. Notes, 144A
6.050%	12/04/17(a)	1,510	1,688,154
BB&T Corp.,
Sr. Unsec’d. Notes, MTN
3.950%	04/29/16	515	548,256
Sub. Notes
4.900%	06/30/17	80	87,543
BNP Paribas SA (France),
Sr. Unsec’d. Notes, MTN
3.250%	03/03/23	485	458,879
CIT Group, Inc.,
Sr. Unsec’d. Notes
5.250%	03/15/18	220	235,950
Comerica, Inc.,
Sr. Unsec’d. Notes
3.000%	09/16/15	60	62,275
Fifth Third Bancorp,
Sub. Notes
4.300%	01/16/24	975	954,955
8.250%	03/01/38	100	133,139
HSBC Bank PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
1.500%	05/15/18	665	649,353
4.125%	08/12/20(a)	1,517	1,605,121
4.750%	01/19/21	300	325,628
HSBC Finance Corp.,
Sr. Unsec’d. Notes
5.000%	06/30/15	350	369,851
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
4.000%	03/30/22	1,018	1,046,350
5.100%	04/05/21(a)	2,031	2,257,353
HSBC USA, Inc.,
Sr. Unsec’d. Notes
1.625%	01/16/18	200	197,211
KeyBank NA,
Sub. Notes
5.700%	11/01/17	205	230,343
KeyCorp,
Sr. Unsec’d. Notes, MTN
5.100%	03/24/21(a)	100	109,291
PNC Bank NA,
Sub. Notes
2.700%	11/01/22(a)	1,160	1,051,502
2.950%	01/30/23(a)	720	662,626
6.000%	12/07/17	253	288,305
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
2.854%	11/09/22	340	315,758
Series R, Jr. Sub. Notes

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Commercial Banks (continued)
4.850%(c)	05/29/49(a)	605	$541,777
PNC Funding Corp.,
Bank Gtd. Notes
5.125%	02/08/20	300	336,947
6.700%	06/10/19	160	192,188
Standard Chartered PLC (United Kingdom),
Sub. Notes, 144A
5.200%	01/26/24(a)	350	349,298
SunTrust Banks, Inc.,
Sr. Unsec’d. Notes
3.500%	01/20/17	250	262,879
Swedbank AB (Sweden),
Sr. Unsec’d. Notes, 144A
1.750%	03/12/18	595	584,603
2.125%	09/29/17	1,965	1,965,597
U.S. Bancorp,
Sr. Unsec’d. Notes, MTN
1.650%	05/15/17	211	211,444
3.000%	03/15/22	133	128,607
4.125%	05/24/21	133	141,346
Wells Fargo & Co.,
Sr. Unsec’d. Notes
1.250%	07/20/16(a)	1,640	1,652,166
1.500%	07/01/15	1,050	1,064,765
3.676%	06/15/16	3,210	3,417,828
Sr. Unsec’d. Notes, MTN
3.500%	03/08/22	1,000	1,000,264
Sub. Notes
4.125%	08/15/23	420	414,057
5.375%	11/02/43(a)	770	788,485
Series K, Jr. Sub. Notes
7.980%(c)	03/29/49	1,810	2,018,150
Series M, Sub. Notes
3.450%	02/13/23(a)	290	274,176

			30,198,242

Commercial Services — 0.2%
ACE Cash Express, Inc.,
Sr. Sec’d. Notes, 144A
11.000%	02/01/19	241	193,403
ADT Corp. (The),
Sr. Unsec’d. Notes
3.500%	07/15/22	62	53,968
4.125%	06/15/23(a)	373	331,042
4.875%	07/15/42	37	27,843
Sr. Unsec’d. Notes, 144A
6.250%	10/15/21	115	120,750
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes
5.500%	04/01/23	400	387,500
8.250%	01/15/19(a)	150	163,500
9.750%	03/15/20	100	117,250
Catalent Pharma Solutions, Inc.,
Gtd. Notes
7.875%	10/15/18	175	178,063
Ceridian Corp.,
Sr. Sec’d. Notes, 144A
8.875%	07/15/19	87	100,050

SEE NOTES TO FINANCIAL STATEMENTS.

A303

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Commercial Services (continued)
Ceridian HCM Holding, Inc.,
Sr. Unsec’d. Notes, 144A
11.000%	03/15/21	74	$85,285
ERAC USA Finance LLC,
Gtd. Notes, 144A
2.250%	01/10/14	231	231,070
2.750%	03/15/17(a)	24	24,686
5.625%	03/15/42	65	66,388
6.700%	06/01/34	110	122,101
Sr. Notes, 144A
4.500%	08/16/21	105	109,425
Garda World Security Corp. (Canada),
Gtd. Notes, 144A
7.250%	11/15/21	110	110,825
H&E Equipment Services, Inc.,
Gtd. Notes
7.000%	09/01/22	47	51,230
Harland Clarke Holdings Corp.,
Gtd. Notes
6.000%(c)	05/15/15(a)	232	231,420
9.500%	05/15/15	101	101,505
Hertz Corp. (The),
Gtd. Notes
5.875%	10/15/20	130	134,713
6.750%	04/15/19	75	80,813
7.375%	01/15/21	120	131,700
Igloo Holdings Corp.,
Sr. Unsec’d. Notes, PIK, 144A
8.250%	12/15/17	125	125,937
Iron Mountain, Inc.,
Gtd. Notes
5.750%	08/15/24	75	69,563
Live Nation Entertainment, Inc.,
Gtd. Notes, 144A
7.000%	09/01/20	30	32,550
Mustang Merger Corp.,
Sr. Unsec’d. Notes, 144A
8.500%	08/15/21	33	35,640
Service Corp. International,
Sr. Unsec’d. Notes
7.000%	05/15/19	500	535,000
Speedy Cash Intermediate Holdings Corp.,
Sec’d. Notes, 144A
10.750%	05/15/18	156	164,190
TransUnion Holding Co., Inc.,
Sr. Unsec’d. Notes, PIK
9.625%	06/15/18	263	282,725
United Rentals North America, Inc.,
Gtd. Notes
7.625%	04/15/22	500	555,625

			4,955,760

Commercial Services & Supplies
RR Donnelley & Sons Co.,
Sr. Unsec’d. Notes
6.500%	11/15/23	50	50,500
7.625%	06/15/20	450	489,375

			539,875

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Communications Equipment
Cisco Systems, Inc.,
Sr. Unsec’d. Notes
4.450%	01/15/20	80	$87,253
5.500%	01/15/40	670	708,882

			796,135

Computers & Peripherals — 0.1%
Apple, Inc.,
Sr. Unsec’d. Notes
0.516%(c)	05/03/18	345	344,416
2.400%	05/03/23(a)	540	485,574
3.850%	05/04/43(a)	1,710	1,428,577
Compiler Finance Sub, Inc.,
Sr. Unsec’d. Notes, 144A
7.000%	05/01/21	42	41,685
EMC Corp.,
Sr. Unsec’d. Notes
2.650%	06/01/20	475	465,205
Hewlett-Packard Co.,
Sr. Unsec’d. Notes
4.300%	06/01/21	157	159,127
4.650%	12/09/21(a)	372	383,039
6.000%	09/15/41	194	194,374
Seagate HDD Cayman,
Gtd. Notes, 144A
4.750%	06/01/23	60	56,100
SunGard Data Systems, Inc.,
Gtd. Notes
6.625%	11/01/19	105	110,250
Unisys Corp.,
Sr. Unsec’d. Notes
6.250%	08/15/17	107	114,757

			3,783,104

Construction & Engineering — 0.1%
Fluor Corp.,
Sr. Unsec’d. Notes
3.375%	09/15/21	153	149,130
Heathrow Funding Ltd. (United Kingdom),
Sr. Sec’d. Notes, 144A
2.500%	06/25/15	1,785	1,808,575
MasTec, Inc.,
Gtd. Notes
4.875%	03/15/23	40	37,800

			1,995,505

Consumer Finance — 0.2%
Ally Financial, Inc.,
Gtd. Notes
4.625%	06/26/15	500	520,394
8.000%	11/01/31	260	311,025
American Express Co.,
Sr. Unsec’d. Notes
1.550%	05/22/18(a)	955	932,461
7.000%	03/19/18	320	382,350
American Express Credit Corp.,
Sr. Unsec’d. Notes
1.300%	07/29/16(a)	1,895	1,909,664
Sr. Unsec’d. Notes, MTN

SEE NOTES TO FINANCIAL STATEMENTS.

A304

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Consumer Finance (continued)
2.375%	03/24/17		83	$85,314
2.800%	09/19/16		100	104,488
5.125%	08/25/14		300	309,135
Capital One Bank USA NA,
Sub. Notes
3.375%	02/15/23(a)		1,980	1,840,766
Capital One Financial Corp.,
Sr. Unsec’d. Notes
2.150%	03/23/15		500	508,291
4.750%	07/15/21(a)		265	281,787

				7,185,675

Containers & Packaging — 0.1%
Ardagh Packaging Finance PLC (Luxembourg),
Gtd. Notes, 144A
9.125%	10/15/20		500	547,500
9.250%	10/15/20	EUR	200	299,216
Berry Plastics Corp.,
Sec’d. Notes
9.500%	05/15/18		112	120,120
9.750%	01/15/21		125	144,687
Beverage Packaging Holdings Luxembourg II SA,
Gtd. Notes, 144A
5.625%	12/15/16		65	66,300
Sealed Air Corp.,
Gtd. Notes, 144A
6.500%	12/01/20		70	75,250
8.375%	09/15/21		400	454,000

				1,707,073

Distribution/Wholesale
Arrow Electronics, Inc.,
Sr. Unsec’d. Notes
3.375%	11/01/15		40	41,395
6.000%	04/01/20		100	106,646
6.875%	06/01/18		145	164,291
7.500%	01/15/27		150	172,263
HD Supply, Inc.,
Gtd. Notes
7.500%	07/15/20(a)		210	226,275
Sr. Sec’d. Notes
8.125%	04/15/19		482	536,827
INTCOMEX, Inc.,
Sec’d. Notes
13.250%	12/15/14		38	36,907
LKQ Corp.,
Gtd. Notes, 144A
4.750%	05/15/23		38	35,340
VWR Funding, Inc.,
Gtd. Notes
7.250%	09/15/17		115	123,337

				1,443,281

Diversified Financial Services — 2.0%
Aircastle Ltd.,
Sr. Unsec’d. Notes
6.750%	04/15/17		100	111,500

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
American Honda Finance Corp. (Japan),
Sr. Unsec’d. Notes
2.125%	10/10/18		67	$66,724
Sr. Unsec’d. Notes, 144A
1.600%	02/16/18		200	196,958
2.600%	09/20/16		328	341,255
Bank of America Corp.,
Series 1, Sr. Unsec’d. Notes
3.750%	07/12/16	(a)	1,430	1,520,257
Series K, Jr. Sub. Notes
8.000%(c)	07/29/49	(a)	2,221	2,460,868
Series L, Sr. Unsec’d. Notes, MTN
5.650%	05/01/18		70	79,679
Series M, Jr. Sub. Notes
8.125%(c)	12/29/49	(a)	204	228,225
Sr. Unsec’d. Notes
1.500%	10/09/15		935	944,415
3.875%	03/22/17		1,245	1,328,811
5.625%	10/14/16		620	690,917
5.625%	07/01/20		630	719,909
6.500%	08/01/16		267	301,467
Sr. Unsec’d. Notes, MTN
2.000%	01/11/18	(a)	1,790	1,786,825
3.300%	01/11/23		1,940	1,835,758
5.000%	05/13/21		75	81,958
5.875%	02/07/42	(a)	530	606,156
7.375%	05/15/14		290	297,218
Sub. Notes
5.420%	03/15/17		700	769,572
Bank of America NA,
Sub. Notes
0.534%(c)	06/15/16		500	495,520
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes
4.500%	02/11/43	(a)	445	411,378
Blackstone Holdings Finance Co. LLC,
Sr. Unsec’d. Notes, 144A
5.875%	03/15/21		560	623,024
Caisse Centrale Desjardins (Canada),
Covered Bonds, 144A
2.550%	03/24/16		291	302,785
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp.,
Gtd. Notes, 144A
7.750%	02/15/18		65	68,737
CDP Financial, Inc. (Canada),
Gtd. Notes, 144A
4.400%	11/25/19		935	1,029,298
Citigroup, Inc.,
Jr. Sub. Notes
5.950%(c)	07/29/49		110	101,789
Sr. Unsec’d. Notes
1.700%	07/25/16		655	661,171
2.500%	09/26/18		1,155	1,160,829
3.375%	03/01/23		1,171	1,113,053
4.500%	01/14/22		435	460,975
4.587%	12/15/15	(a)	254	271,428
4.750%	05/19/15		588	618,724
4.950%	11/07/43	(a)	935	931,342
5.375%	08/09/20		301	342,430

SEE NOTES TO FINANCIAL STATEMENTS.

A305

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
6.000%	08/15/17	6	$6,839
6.125%	11/21/17	1,200	1,383,251
8.500%	05/22/19	490	627,979
Sub. Notes
0.528%(c)	06/09/16(a)	1,230	1,210,048
6.675%	09/13/43(a)	370	425,732
Series D, Jr. Sub. Notes
5.350%(c)	04/29/49(a)	1,250	1,097,500
CME Group, Inc.,
Sr. Unsec’d. Notes
3.000%	09/15/22	180	169,977
5.750%	02/15/14	78	78,457
CNG Holdings, Inc.,
Sr. Sec’d. Notes, 144A
9.375%	05/15/20	239	219,880
Community Choice Financial, Inc.,
Sr. Sec’d. Notes
10.750%	05/01/19	135	113,063
Countrywide Financial Corp.,
Sub. Notes
6.250%	05/15/16	200	220,700
Denali Borrower LLC/Denali Finance Corp.,
Sr. Sec’d. Notes, 144A
5.625%	10/15/20	339	336,034
E*TRADE Financial Corp.,
Sr. Unsec’d. Notes
6.000%	11/15/17	95	100,937
6.750%	06/01/16	165	179,025
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
1.516%(c)	05/09/16	200	202,935
1.700%	05/09/16	1,270	1,284,531
3.000%	06/12/17	4,825	5,014,709
3.984%	06/15/16	353	375,380
4.207%	04/15/16	327	348,431
4.250%	02/03/17(a)	1,195	1,285,543
4.375%	08/06/23(a)	345	346,849
5.000%	05/15/18	250	278,477
General Electric Capital Corp.,
Sr. Sec’d. Notes
2.100%	12/11/19	494	480,322
Sr. Unsec’d. Notes
1.625%	04/02/18(a)	930	920,124
2.250%	11/09/15	375	386,479
Sr. Unsec’d. Notes, MTN
4.375%	09/16/20(a)	2,505	2,714,891
5.625%	09/15/17	1,200	1,365,116
5.875%	01/14/38	1,225	1,395,415
Series B, Jr. Sub. Notes
6.250%(c)	12/29/49	700	722,750
Series G, Sr. Unsec’d. Notes, MTN
4.625%	01/07/21	750	817,835
6.000%	08/07/19(a)	1,850	2,170,627
General Motors Financial Co., Inc.,
Gtd. Notes, 144A
2.750%	05/15/16	585	592,313
3.250%	05/15/18	215	215,000
4.250%	05/15/23	17	16,171

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
ILFC E-Capital Trust I,
Ltd. Gtd. Notes, 144A
5.460%(c)	12/21/65(a)	500	$457,500
ILFC E-Capital Trust II,
Ltd. Gtd. Notes, 144A
6.250%(c)	12/21/65	350	330,750
ING Bank NV (Netherlands),
Sr. Unsec’d. Notes, 144A
3.750%	03/07/17	328	345,456
IntercontinentalExchange Group, Inc.,
Gtd. Notes
2.500%	10/15/18	293	295,155
4.000%	10/15/23	442	444,620
International Lease Finance Corp.,
Sr. Unsec’d. Notes
8.750%	03/15/17(a)	750	883,125
Jefferies Group, Inc.,
Sr. Unsec’d. Notes
3.875%	11/09/15	185	193,013
8.500%	07/15/19	580	707,600
John Deere Capital Corp.,
Sr. Notes
1.700%	01/15/20	33	31,075
Sr. Unsec’d. Notes
1.200%	10/10/17(a)	98	95,564
Unsec’d. Notes
2.250%	04/17/19	133	132,716
Macquarie Bank Ltd. (Australia),
Sr. Unsec’d. Notes, 144A
2.000%	08/15/16	318	321,616
5.000%	02/22/17	378	409,918
Macquarie Group Ltd. (Australia),
Sr. Unsec’d. Notes, 144A
6.250%	01/14/21	282	311,711
7.300%	08/01/14	315	326,535
MassMutual Global Funding II,
Sr. Sec’d. Notes, 144A
2.000%	04/05/17	200	200,588
2.100%	08/02/18	209	207,316
2.500%	10/17/22	132	119,223
3.125%	04/14/16	200	209,351
Merrill Lynch & Co., Inc.,
Sr. Unsec’d. Notes, MTN
5.000%	01/15/15	700	729,348
6.400%	08/28/17	1,555	1,792,769
MPH Intermediate Holding Co. 2,
Sr. Unsec’d. Notes, PIK, 144A
8.375%	08/01/18	40	41,600
National Rural Utilities Cooperative Finance Corp.,
Collateral Trust
10.375%	11/01/18	110	148,762
Nationstar Mortgage LLC/Nationstar Capital Corp.,
Gtd. Notes
9.625%	05/01/19	226	254,250
ROC Finance LLC/ROC Finance 1 Corp.,
Sec’d. Notes, 144A
12.125%	09/01/18	67	68,843

			59,122,679

SEE NOTES TO FINANCIAL STATEMENTS.

A306

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Diversified Machinery
Case New Holland, Inc.,
Gtd. Notes
7.875%	12/01/17	75	$88,500
Cleaver-Brooks, Inc.,
Sr. Sec’d. Notes, 144A
8.750%	12/15/19	26	28,210
CNH Capital LLC,
Gtd. Notes
3.625%	04/15/18	45	45,619
Deere & Co.,
Sr. Unsec’d. Notes
2.600%	06/08/22	45	42,078
3.900%	06/09/42	38	33,339
Liberty Tire Recycling LLC,
Gtd. Notes, 144A
11.000%	10/01/16	87	87,217

			324,963

Diversified Telecommunication Services — 0.5%
AT&T, Inc.,
Sr. Unsec’d. Notes
1.700%	06/01/17	960	954,118
2.375%	11/27/18(a)	1,260	1,261,081
3.875%	08/15/21	200	202,620
4.300%	12/15/42(a)	2,933	2,487,885
4.350%	06/15/45	188	159,159
5.350%	09/01/40	273	270,115
Nippon Telegraph & Telephone Corp. (Japan),
General Ref. Mortgage
1.400%	07/18/17	124	122,507
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.500%	09/15/16	1,184	1,224,299
3.850%	11/01/42(a)	1,930	1,576,432
4.500%	09/15/20	1,013	1,084,483
6.100%	04/15/18	200	232,278
6.400%	09/15/33	1,383	1,590,617
6.550%	09/15/43	1,620	1,895,334
7.750%	12/01/30	275	351,242
Verizon Maryland, Inc.,
Series B, Gtd. Notes
5.125%	06/15/33	345	327,095
Verizon Pennsylvania, Inc.,
Gtd. Notes
8.350%	12/15/30	500	594,449

			14,333,714

Electric — 0.6%
Alabama Power Co.,
Sr. Unsec’d. Notes
3.850%	12/01/42	135	115,153
6.125%	05/15/38	30	35,456
5.875%	12/01/22	160	182,222
Appalachian Power Co.,
Sr. Unsec’d. Notes
4.600%	03/30/21	150	160,906
Arizona Public Service Co.,
Sr. Unsec’d. Notes
4.500%	04/01/42	56	53,623

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Electric (continued)
5.050%	09/01/41	107	$109,822
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
2.800%	08/15/22	620	577,142
3.350%	07/01/23	485	465,651
Cleveland Electric Illuminating Co. (The),
First Mortgage
8.875%	11/15/18	120	151,781
Comision Federal de Electricidad (Mexico),
Sr. Unsec’d. Notes, 144A
4.875%	01/15/24	485	481,363
Consolidated Edison Co. of New York, Inc.,
Series 08-A, Sr. Unsec’d. Notes
5.850%	04/01/18	645	745,941
4.200%	03/15/42	69	63,184
Consumers Energy Co.,
First Mortgage
2.850%	05/15/22	100	95,278
5.650%	04/15/20	105	121,044
DTE Electric Co.,
General Ref. Mortgage
2.650%	06/15/22	53	49,707
3.900%	06/01/21	250	260,524
DTE Energy Co.,
Series F, Sr. Unsec’d. Notes
3.850%	12/01/23	46	45,417
Dynegy Holdings Escrow,
Notes(i)
7.625%	10/15/26	24	—
7.750%	06/01/19	676	—
Enel Finance International NV (Italy),
Gtd. Notes, 144A
5.125%	10/07/19	250	266,913
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.,
Sec’d. Notes, 144A
12.250%	03/01/22(a)	87	102,225
Sr. Sec’d. Notes
10.000%	12/01/20(a)	322	342,125
Sr. Sec’d. Notes, 144A
6.875%	08/15/17	29	30,015
Florida Power & Light Co.,
First Mortgage
4.050%	06/01/42	200	182,801
5.625%	04/01/34	150	170,211
Georgia Power Co.,
Sr. Unsec’d. Notes
4.300%	03/15/42	10	8,996
4.300%	03/15/43(a)	890	799,222
Great Plains Energy, Inc.,
Sr. Unsec’d. Notes
4.850%	06/01/21	22	23,180
Hydro-Quebec (Canada),
Gov’t. Gtd. Notes
8.400%	01/15/22	120	156,817
9.400%	02/01/21	130	173,977
Indiana Michigan Power Co.,
Sr. Unsec’d. Notes
7.000%	03/15/19	170	202,179

SEE NOTES TO FINANCIAL STATEMENTS.

A307

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Electric (continued)
John Sevier Combined Cycle Generation LLC,
Sec’d. Notes
4.626%	01/15/42	225	$219,939
Kansas City Power & Light Co.,
Sr. Unsec’d. Notes
5.300%	10/01/41	300	300,196
LG&E & KU Energy LLC,
Sr. Unsec’d. Notes
2.125%	11/15/15	1,185	1,205,743
MidAmerican Energy Holdings Co.,
Sr. Unsec’d. Notes
6.125%	04/01/36	240	272,655
Sr. Unsec’d. Notes, 144A
3.750%	11/15/23	537	523,732
5.150%	11/15/43	310	312,582
Nevada Power Co.,
General Ref. Mortgage
6.500%	08/01/18	305	361,136
NRG Energy, Inc.,
Gtd. Notes
8.250%	09/01/20	300	332,250
Oglethorpe Power Corp.,
First Mortgage
5.375%	11/01/40	375	384,689
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes
6.375%	01/15/15	100	105,501
6.800%	09/01/18	160	188,036
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
2.450%	08/15/22	113	101,445
4.450%	04/15/42	67	62,847
6.050%	03/01/34(a)	150	171,824
8.250%	10/15/18	130	162,588
PacifiCorp,
First Mortgage
2.950%	02/01/22	2,240	2,153,043
Peco Energy Co.,
First Mortgage
2.375%	09/15/22	150	136,315
PPL Capital Funding, Inc.,
Gtd. Notes
3.500%	12/01/22	390	368,320
4.200%	06/15/22	500	499,083
4.700%	06/01/43	105	94,582
PPL Energy Supply LLC,
Sr. Unsec’d. Notes
4.600%	12/15/21(a)	250	240,237
PPL WEM Holdings PLC,
Sr. Unsec’d. Notes, 144A
5.375%	05/01/21	280	297,722
Progress Energy, Inc.,
Sr. Unsec’d. Notes
3.150%	04/01/22(a)	1,188	1,143,879
4.400%	01/15/21	93	98,143
7.750%	03/01/31	150	193,163
PSEG Power LLC,
Gtd. Notes
4.150%	09/15/21	50	50,736

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Electric (continued)
4.300%	11/15/23	61	$60,726
5.320%	09/15/16	350	385,098
Public Service Co. of Colorado,
First Mortgage
3.200%	11/15/20	36	36,185
Public Service Co. of New Hampshire,
First Mortgage
3.500%	11/01/23	40	39,165
Public Service Co. of Oklahoma,
Sr. Unsec’d. Notes
5.150%	12/01/19	335	371,134
Public Service Electric & Gas Co.,
First Mortgage
2.700%	05/01/15	155	159,499
Sec’d. Notes, MTN
3.650%	09/01/42	75	63,241
San Diego Gas & Electric Co.,
First Mortgage
6.000%	06/01/26	120	143,219
Sierra Pacific Power Co.,
Series T, General Ref. Mortgage
3.375%	08/15/23	98	94,624
Southern California Edison Co.,
First Ref. Mortgage
5.500%	03/15/40	80	88,359
Sr. Unsec’d. Notes
6.650%	04/01/29	150	178,036
Series 13-A, First Ref. Mortgage
3.900%	03/15/43	590	520,107
State Grid Overseas Investment 2013 Ltd. (China),
Gtd. Notes, 144A
1.750%	05/22/18	200	193,997
Virginia Electric and Power Co.,
Sr. Unsec’d. Notes
2.750%	03/15/23	200	185,949

			18,672,600

Electric Utilities — 0.3%
Duke Energy Carolinas LLC,
First Mortgage
3.900%	06/15/21	200	208,460
4.300%	06/15/20	655	702,374
First Ref. Mortgage
6.000%	01/15/38	31	36,543
7.000%	11/15/18	100	121,848
Duke Energy Corp.,
Sr. Unsec’d. Notes
3.050%	08/15/22	1,097	1,041,983
5.050%	09/15/19	1,500	1,665,245
Duke Energy Indiana, Inc.,
First Mortgage
3.750%	07/15/20	90	93,296
Duke Energy Progress, Inc.,
First Mortgage
4.100%	03/15/43	100	92,234
Edison Mission Energy,
Sr. Unsec’d. Notes(i)
7.000%	05/15/17	750	568,125
7.200%	05/15/19	250	189,375

SEE NOTES TO FINANCIAL STATEMENTS.

A308

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Electric Utilities (continued)
Entergy Arkansas, Inc.,
First Mortgage
3.050%	06/01/23	205	$191,136
3.750%	02/15/21	1,035	1,057,320
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
4.000%	10/01/20	270	269,896
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
1.200%	06/01/15	39	39,200
1.339%	09/01/15	48	48,320
Southern Co. (The),
Sr. Unsec’d. Notes
1.950%	09/01/16	104	106,134
2.450%	09/01/18	235	238,566
Southern Power Co.,
Sr. Unsec’d. Notes
5.150%	09/15/41	65	63,634
5.250%	07/15/43	220	218,529
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
4.700%	05/15/20	1,300	1,426,719

			8,378,937

Electrical Equipment
Eaton Corp.,
Gtd. Notes
1.500%	11/02/17	669	655,842
4.000%	11/02/32	42	38,573

			694,415

Electronic Equipment, Instruments & Components
Anixter, Inc.,
Gtd. Notes
5.625%	05/01/19	250	262,813
Artesyn Escrow, Inc.,
Sr. Sec’d. Notes, 144A
9.750%	10/15/20	22	23,100
General Cable Corp.,
Gtd. Notes, 144A
6.500%	10/01/22	400	392,000
International Wire Group Holdings, Inc.,
Sr. Sec’d. Notes, 144A
8.500%	10/15/17	150	158,250
Koninklijke Philips NV (Netherlands),
Sr. Unsec’d. Notes
3.750%	03/15/22	145	145,078
7.200%	06/01/26	205	244,097
Viasystems, Inc.,
Sr. Sec’d. Notes, 144A
7.875%	05/01/19	44	47,575

			1,272,913

Energy Equipment & Services
Halliburton Co.,
Sr. Unsec’d. Notes
3.250%	11/15/21	355	351,203
3.500%	08/01/23	214	207,446
4.750%	08/01/43	600	589,229

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Energy Equipment & Services (continued)
8.750%	02/15/21	130	$168,321
Sr. Unsec’d. Notes, 144A
7.600%	08/15/96	90	119,192

			1,435,391

Entertainment — 0.1%
AMC Entertainment, Inc.,
Gtd. Notes
9.750%	12/01/20	500	571,875
Chukchansi Economic Development Authority,
Sec’d. Notes, 144A(i)
9.750%	05/30/20	235	154,833
Graton Economic Development Authority,
Sr. Sec’d. Notes, 144A
9.625%	09/01/19	65	75,400
Isle of Capri Casinos, Inc.,
Gtd. Notes
5.875%	03/15/21(a)	30	29,475
Penn National Gaming, Inc.,
Sr. Unsec’d. Notes, 144A
5.875%	11/01/21	30	29,625
Pinnacle Entertainment Inc,
Gtd. Notes
7.500%	04/15/21	80	86,800
Pinnacle Entertainment, Inc.,
Gtd. Notes
8.750%	05/15/20	75	82,687
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.,
Sr. Sec’d. Notes, 144A
9.500%	06/15/19	26	28,535
Seneca Gaming Corp.,
Gtd. Notes, 144A
8.250%	12/01/18	150	161,250
Shingle Springs Tribal Gaming Authority,
Sr. Unsec’d. Notes, 144A
9.750%	09/01/21	105	113,400
WMG Acquisition Corp.,
Gtd. Notes
11.500%	10/01/18	163	187,450

			1,521,330

Environmental Control
Casella Waste Systems, Inc.,
Gtd. Notes
7.750%	02/15/19	175	179,375
Republic Services, Inc.,
Gtd. Notes
3.550%	06/01/22	179	172,598
5.500%	09/15/19	335	376,954
Waste Management, Inc.,
Gtd. Notes
4.600%	03/01/21	74	78,844
4.750%	06/30/20	100	108,741

			916,512

Food & Staples Retailing — 0.2%
CVS Caremark Corp.,
Sr. Unsec’d. Notes
2.750%	12/01/22(a)	820	756,838

SEE NOTES TO FINANCIAL STATEMENTS.

A309

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Food & Staples Retailing (continued)
4.000%	12/05/23	557	$555,821
5.300%	12/05/43	290	299,907
5.750%	05/15/41	445	485,659
6.125%	09/15/39(a)	190	215,483
CVS Pass-Through Trust,
Pass-Through Certificates
6.943%	01/10/30	236	270,754
Kroger Co. (The),
Gtd. Notes
5.400%	07/15/40	23	22,760
6.800%	12/15/18	55	65,533
7.500%	04/01/31	110	133,530
Sr. Unsec’d. Notes
2.200%	01/15/17	93	94,131
3.400%	04/15/22	290	281,294
3.850%	08/01/23	1,045	1,028,861
5.150%	08/01/43(a)	255	248,754
Walgreen Co.,
Sr. Unsec’d. Notes
3.100%	09/15/22	162	151,873
Wal-Mart Stores, Inc.,
Sr. Unsec’d. Notes
1.950%	12/15/18	285	283,972
4.000%	04/11/43	605	538,440
5.000%	10/25/40	1,310	1,370,514

			6,804,124

Food Products
General Mills, Inc.,
Sr. Unsec’d. Notes
3.150%	12/15/21	340	332,823
JBS USA LLC/JBS USA Finance, Inc. (Brazil),
Gtd. Notes, 144A
7.250%	06/01/21	87	90,697
7.250%	06/01/21	43	44,720
8.250%	02/01/20	69	74,865
Kellogg Co.,
Sr. Unsec’d. Notes
3.125%	05/17/22	109	103,344

			646,449

Foods — 0.2%
ARAMARK Corp.,
Gtd. Notes, 144A
5.750%	03/15/20(a)	60	62,700
BI-LO LLC/BI-LO Finance Corp.,
Sr. Unsec’d. Notes, PIK, 144A
8.625%	09/15/18	48	50,160
Bumble Bee Holdings, Inc. (Luxembourg),
Sr. Sec’d. Notes, 144A
9.000%	12/15/17(a)	429	470,195
ConAgra Foods, Inc.,
Sr. Unsec’d. Notes
1.300%	01/25/16	30	30,052
2.100%	03/15/18	61	60,330
3.200%	01/25/23(a)	515	478,140
Del Monte Corp.,
Gtd. Notes
7.625%	02/15/19(a)	350	363,563

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Foods (continued)
Hawk Acquisition Sub, Inc.,
Sec’d. Notes, 144A
4.250%	10/15/20(a)	775	$749,813
Ingles Markets, Inc.,
Sr. Unsec’d. Notes
5.750%	06/15/23	70	68,600
Kraft Foods Group, Inc.,
Sr. Unsec’d. Notes
3.500%	06/06/22	545	531,154
5.000%	06/04/42	679	669,353
5.375%	02/10/20	314	354,255
6.875%	01/26/39	218	265,489
Post Holdings, Inc.,
Gtd. Notes
7.375%	02/15/22	400	428,000
Gtd. Notes, 144A
6.750%	12/01/21	33	34,155
Sun Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
5.250%	08/01/18	136	142,460
5.875%	08/01/21	39	39,975
Wells Enterprises, Inc.,
Sr. Sec’d. Notes, 144A
6.750%	02/01/20	28	28,420

			4,826,814

Gas
AGL Capital Corp.,
Gtd. Notes
3.500%	09/15/21	150	149,235
4.400%	06/01/43	63	56,805
5.875%	03/15/41	91	99,812
6.375%	07/15/16	150	167,257
Atmos Energy Corp.,
Sr. Unsec’d. Notes
4.950%	10/15/14	120	123,968
8.500%	03/15/19	300	384,438
Boston Gas Co.,
Sr. Unsec’d. Notes, 144A
4.487%	02/15/42	101	95,476

			1,076,991

Gas Utilities
ONEOK Partners LP,
Gtd. Notes
3.250%	02/01/16	430	447,091
6.200%	09/15/43	705	760,982

			1,208,073

Hand/Machine Tools
BC Mountain LLC/BC Mountain Finance, Inc.,
Gtd. Notes, 144A
7.000%	02/01/21	22	22,220
Mcron Finance Sub LLC/Mcron Finance Corp.,
Sr. Sec’d. Notes, 144A
8.375%	05/15/19	75	83,625

SEE NOTES TO FINANCIAL STATEMENTS.

A310

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Hand/Machine Tools (continued)
Milacron LLC/Mcron Finance Corp.,
Gtd. Notes, 144A
7.750%	02/15/21	175	$183,750

			289,595

Health Care Equipment & Supplies
Baxter International, Inc.,
Sr. Unsec’d. Notes
1.850%	06/15/18	69	68,137

Health Care Providers & Services — 0.4%
Aetna, Inc.,
Sr. Unsec’d. Notes
2.750%	11/15/22	1,035	953,391
4.500%	05/15/42(a)	450	418,323
6.750%	12/15/37	100	121,953
AmerisourceBergen Corp.,
Gtd. Notes
3.500%	11/15/21	410	402,902
Cigna Corp.,
Sr. Unsec’d. Notes
4.000%	02/15/22(a)	1,190	1,211,264
Express Scripts Holding Co.,
Gtd. Notes
2.100%	02/12/15	1,000	1,014,493
2.650%	02/15/17	305	314,356
3.125%	05/15/16	690	720,162
4.750%	11/15/21(a)	1,135	1,199,314
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes
2.200%	08/23/17	365	366,190
McKesson Corp.,
Sr. Unsec’d. Notes
2.700%	12/15/22	464	415,550
Tenet Healthcare Corp.,
Sr. Sec’d. Notes, 144A
6.000%	10/01/20	74	77,237
Sr. Unsec’d. Notes
6.750%	02/01/20	500	512,500
8.125%	04/01/22	120	129,300
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.750%	02/15/23	58	53,108
3.875%	10/15/20	690	727,386
3.950%	10/15/42	920	780,219
6.625%	11/15/37	270	326,661
WellPoint, Inc.,
Sr. Unsec’d. Notes
2.300%	07/15/18(a)	440	436,508
3.300%	01/15/23	35	32,662
4.625%	05/15/42	365	337,338
4.650%	01/15/43	141	130,538
5.100%	01/15/44(a)	705	699,111

			11,380,466

Healthcare Products
Alere, Inc.,
Gtd. Notes
6.500%	06/15/20	33	33,743

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Healthcare Products (continued)
Biomet, Inc.,
Gtd. Notes
6.500%	08/01/20	250	$262,500
ConvaTec Healthcare E SA (Luxembourg),
Gtd. Notes, 144A
10.500%	12/15/18	200	224,750
DJO Finance LLC/DJO Finance Corp.,
Gtd. Notes
7.750%	04/15/18	250	254,375
Kinetic Concepts, Inc./KCI USA, Inc.,
Sec’d. Notes
10.500%	11/01/18	350	402,500

			1,177,868

Healthcare Services — 0.1%
Amsurg Corp.,
Gtd. Notes
5.625%	11/30/20	35	36,400
HCA Holdings, Inc.,
Sr. Unsec’d. Notes
6.250%	02/15/21	85	88,931
7.750%	05/15/21	250	273,125
HCA, Inc.,
Gtd. Notes
7.500%	02/15/22(a)	500	548,750
Sr. Sec’d. Notes
7.250%	09/15/20	194	211,460
Health Management Associates, Inc.,
Sr. Sec’d. Notes
6.125%	04/15/16	250	276,875
IASIS Healthcare LLC/IASIS Capital Corp.,
Gtd. Notes
8.375%	05/15/19	130	137,800
MultiPlan, Inc.,
Gtd. Notes, 144A
9.875%	09/01/18(a)	340	374,000
National Mentor Holdings, Inc.,
Gtd. Notes, 144A
12.500%	02/15/18	185	197,950
Quest Diagnostics, Inc.,
Gtd. Notes
4.750%	01/30/20	170	176,851
Ventas Realty LP,
Gtd. Notes
5.700%	09/30/43	305	312,223

			2,634,365

Holding Companies–Diversified
Nielsen Co. Luxembourg SARL (The),
Gtd. Notes, 144A
5.500%	10/01/21	20	20,300

Home Builders
K Hovnanian Enterprises, Inc.,
Gtd. Notes
6.250%	01/15/16	4	4,220
11.875%	10/15/15	120	137,700
Sec’d. Notes, 144A
9.125%	11/15/20	113	124,017
Sr. Sec’d. Notes, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A311

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Home Builders (continued)
7.250%	10/15/20	60	$64,425
M/I Homes, Inc.,
Gtd. Notes
8.625%	11/15/18	86	93,095
Meritage Homes Corp.,
Gtd. Notes
7.150%	04/15/20	73	78,840
Standard Pacific Corp.,
Gtd. Notes
8.375%	05/15/18	60	70,500
8.375%	01/15/21	80	93,200
10.750%	09/15/16(a)	13	15,665
Taylor Morrison Communities, Inc./Monarch Communities, Inc.,
Gtd. Notes, 144A
5.250%	04/15/21	65	63,213
7.750%	04/15/20	36	39,600
7.750%	04/15/20	5	5,500
WCI Communities, Inc.,
Gtd. Notes, 144A
6.875%	08/15/21	71	70,645

			860,620

Hotels, Restaurants & Leisure
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes, 144A
5.625%	10/15/21	80	83,000

Household Durables
Brookfield Residential Properties, Inc. (Canada),
Gtd. Notes, 144A
6.125%	07/01/22	47	47,235
6.500%	12/15/20	90	93,375
Jarden Corp.,
Gtd. Notes
7.500%	05/01/17	600	694,500
Lennar Corp.,
Gtd. Notes
6.950%	06/01/18	10	11,250
12.250%	06/01/17	165	212,231

			1,058,591

Household Products — 0.1%
Central Garden & Pet Co.,
Gtd. Notes
8.250%	03/01/18(a)	400	389,000
Newell Rubbermaid, Inc.,
Sr. Unsec’d. Notes
4.700%	08/15/20	73	76,566
Prestige Brands, Inc.,
Sr. Unsec’d. Notes, 144A
5.375%	12/15/21	50	50,500
Procter & Gamble Co. (The),
Sr. Unsec’d. Notes
5.800%	08/15/34	200	230,716
Revlon Consumer Products Corp.,
Gtd. Notes
5.750%	02/15/21	69	68,051
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
Gtd. Notes
9.000%	04/15/19	750	804,375

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Household Products (continued)
9.875%	08/15/19		285	$317,063
Sr. Sec’d. Notes
7.875%	08/15/19		400	442,000
Spectrum Brands Escrow Corp.,
Gtd. Notes, 144A
6.625%	11/15/22		43	45,741

				2,424,012

Independent Power Producers & Energy Traders
AES Corp.,
Sr. Unsec’d. Notes
8.000%	10/15/17		22	25,850

Industrial Conglomerates — 0.1%
General Electric Co.,
Sr. Unsec’d. Notes
2.700%	10/09/22		53	49,608
4.125%	10/09/42(a)		900	831,472
Hutchison Whampoa International 10 Ltd. (Hong Kong),
Gtd. Notes, 144A
6.000%(c)	12/29/49		650	687,375
Hutchison Whampoa International 12 II Ltd. (Hong Kong),
Gtd. Notes, 144A
3.250%	11/08/22		200	182,931

				1,751,386

Insurance — 0.7%
ACE INA Holdings, Inc.,
Gtd. Notes
5.600%	05/15/15		170	181,324
Aflac, Inc.,
Sr. Unsec’d. Notes
4.000%	02/15/22		195	196,261
8.500%	05/15/19		110	140,492
AIG SunAmerica Global Financing X,
Sr. Sec’d. Notes, 144A
6.900%	03/15/32		185	224,291
Allstate Corp. (The),
Sr. Unsec’d. Notes
3.150%	06/15/23		122	115,698
Sub. Notes
5.750%(c)	08/15/53(a)		700	705,250
American International Group, Inc.,
Jr. Sub. Debs.
8.175%(c)	05/15/68		500	605,000
Jr. Sub. Notes, 144A
8.625%(c)	05/22/68	GBP	350	675,460
Sr. Unsec’d. Notes
3.375%	08/15/20		1,720	1,730,004
4.125%	02/15/24		165	164,043
4.875%	06/01/22		380	408,433
6.400%	12/15/20		1,195	1,412,324
Aon Corp. (United Kingdom),
Gtd. Notes
3.125%	05/27/16		125	130,359
3.500%	09/30/15		34	35,485
6.250%	09/30/40		33	37,737
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC,
Sr. Unsec’d. Notes, 144A
7.875%	12/15/20		35	36,750

SEE NOTES TO FINANCIAL STATEMENTS.

A312

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Insurance (continued)
AXA SA (France),
Sub. Notes
8.600%	12/15/30	305	$375,531
Berkshire Hathaway Finance Corp.,
Gtd. Notes
2.450%	12/15/15	133	137,832
2.900%	10/15/20	245	242,964
3.000%	05/15/22	1,575	1,509,883
4.400%	05/15/42	165	150,889
5.400%	05/15/18(a)	700	805,160
Catlin Insurance Co. Ltd. (Bermuda),
Jr. Sub. Notes, 144A
7.249%(c)	07/29/49	375	389,063
CNA Financial Corp.,
Sr. Unsec’d. Notes
5.850%	12/15/14	100	104,739
5.875%	08/15/20	125	142,504
Genworth Financial, Inc.,
Gtd. Notes
7.700%	06/15/20	50	59,530
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
5.125%	04/15/22	360	392,116
ING US, Inc.,
Gtd. Notes
2.900%	02/15/18	1,970	2,014,888
5.650%(c)	05/15/53	435	423,037
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
5.000%	06/01/21	68	71,318
7.800%	03/15/87	150	161,250
10.750%(c)	06/15/88	211	315,445
Liberty Mutual Insurance Co.,
Sub. Notes, 144A
7.875%	10/15/26	200	238,968
Lincoln National Corp.,
Sr. Unsec’d. Notes
4.200%	03/15/22(a)	29	29,552
4.850%	06/24/21	30	32,223
6.250%	02/15/20	390	449,603
Markel Corp.,
Sr. Unsec’d. Notes
3.625%	03/30/23	810	762,373
Massachusetts Mutual Life Insurance Co.,
Sub. Notes, 144A
5.375%	12/01/41	66	68,234
MetLife Institutional Funding II,
Sec’d. Notes, 144A
1.174%(c)	04/04/14	153	153,331
MetLife, Inc.,
Jr. Sub. Notes
6.400%	12/15/66	285	292,837
Sr. Unsec’d. Notes
4.125%	08/13/42	250	217,406
4.750%	02/08/21(a)	570	616,062
Metropolitan Life Global Funding I,
Sr. Sec’d. Notes, 144A
2.000%	01/10/14	200	200,068
3.650%	06/14/18	120	126,518

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Insurance (continued)
3.875%	04/11/22	767	$773,417
5.125%	06/10/14	250	255,181
Nationwide Mutual Insurance Co.,
Sub. Notes, 144A
6.600%	04/15/34	85	86,594
9.375%	08/15/39	300	420,699
New York Life Global Funding,
Sr. Sec’d. Notes, 144A
3.000%	05/04/15(a)	630	650,141
Onex USI Acquisition Corp.,
Sr. Unsec’d. Notes, 144A
7.750%	01/15/21	194	198,365
Pacific Life Global Funding,
Sr. Sec’d. Notes, 144A
5.000%	05/15/17	200	209,135
Pacific Life Insurance Co.,
Sub. Notes, 144A
9.250%	06/15/39	260	361,065
Principal Financial Group, Inc.,
Gtd. Notes
8.875%	05/15/19	220	281,277
Principal Life Global Funding II,
Sec’d. Notes, 144A
1.000%	12/11/15	94	94,191
Swiss Re Capital I LP (Switzerland),
Gtd. Notes, 144A
6.854%(c)	05/29/49	435	459,795
Swiss Re Treasury US Corp.,
Gtd. Notes, 144A
4.250%	12/06/42	595	511,308
Travelers Property Casualty Corp.,
Sr. Unsec’d. Notes
7.750%	04/15/26	190	242,242

			21,825,645

Internet & Catalog Retail
Amazon.com, Inc.,
Sr. Unsec’d. Notes
2.500%	11/29/22(a)	1,205	1,086,218

Internet Software & Services
eBay, Inc.,
Sr. Unsec’d. Notes
1.350%	07/15/17	114	113,351
3.250%	10/15/20	285	289,948
4.000%	07/15/42	253	214,255
Equinix, Inc.,
Sr. Unsec’d. Notes
4.875%	04/01/20	72	71,640
Zayo Group LLC/Zayo Capital, Inc.,
Gtd. Notes
10.125%	07/01/20	105	121,013
Sr. Sec’d. Notes
8.125%	01/01/20	25	27,375

			837,582

Iron/Steel — 0.1%
AK Steel Corp.,
Sr. Sec’d. Notes
8.750%	12/01/18	70	78,225

SEE NOTES TO FINANCIAL STATEMENTS.

A313

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Iron/Steel (continued)
APERAM (Luxembourg),
Sr. Unsec’d. Notes, 144A
7.375%	04/01/16	250	$256,875
ArcelorMittal (Luxembourg),
Sr. Unsec’d. Notes
6.750%	02/25/22	400	435,000
7.500%	10/15/39	155	152,287
10.350%	06/01/19	230	290,950
Bluescope Steel Ltd./Bluescope Steel Finance USA LLC (Australia),
Gtd. Notes, 144A
7.125%	05/01/18	28	29,330
Commercial Metals Co.,
Sr. Unsec’d. Notes
4.875%	05/15/23	45	41,850
7.350%	08/15/18	100	114,000
Steel Dynamics, Inc.,
Gtd. Notes
5.250%	04/15/23	60	60,000
6.125%	08/15/19	60	64,950
6.375%	08/15/22	60	64,800

			1,588,267

IT Services — 0.1%
International Business Machines Corp.,
Sr. Unsec’d. Notes
1.625%	05/15/20	538	504,499
1.875%	08/01/22(a)	1,360	1,188,562
1.950%	07/22/16	147	151,020
3.375%	08/01/23(a)	360	350,749
4.000%	06/20/42	254	226,802

			2,421,632

Leisure Time
Easton-Bell Sports, Inc.,
Sr. Sec’d. Notes
9.750%	12/01/16	250	261,877
MISA Investments Ltd.,
Unsec’d. Notes, PIK, 144A
8.625%	08/15/18	55	56,925
Sabre, Inc.,
Sr. Sec’d. Notes, 144A
8.500%	05/15/19	500	555,000

			873,802

Lodging — 0.1%
Caesars Entertainment Operating Co., Inc.,
Sr. Sec’d. Notes
9.000%	02/15/20	500	486,250
11.250%	06/01/17	400	407,000
Caesars Entertainment Resort Properties LLC,
Sr. Sec’d. Notes, 144A
8.000%	10/01/20(a)	200	208,000
Downstream Development Authority of the Quapaw Tribe of Oklahoma,
Sr. Sec’d. Notes, 144A
10.500%	07/01/19	113	114,130
Felcor Lodging LP,
Sr. Sec’d. Notes
6.750%	06/01/19	275	292,875

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Lodging (continued)
Marina District Finance Co., Inc.,
Sr. Sec’d. Notes
9.875%	08/15/18(a)	250	$270,625
MGM Resorts International,
Gtd. Notes
7.625%	01/15/17	250	284,375
10.000%	11/01/16	250	300,000
11.375%	03/01/18	500	635,000
Seminole Hard Rock Entertainment, Inc,/Seminole Hard Rock International LLC,
Gtd. Notes, 144A
5.875%	05/15/21	120	117,900

			3,116,155

Machinery — 0.1%
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes, MTN
2.850%	06/01/22	247	234,938
7.150%	02/15/19	300	368,768
Caterpillar, Inc.,
Sr. Unsec’d. Notes
3.803%	08/15/42	977	821,583
Illinois Tool Works, Inc.,
Sr. Unsec’d. Notes
3.900%	09/01/42	496	424,456
Terex Corp.,
Gtd. Notes
6.000%	05/15/21	400	413,500

			2,263,245

Media — 0.7%
21st Century Fox America, Inc.,
Gtd. Notes
6.650%	11/15/37	545	636,158
7.250%	05/18/18	300	362,348
7.430%	10/01/26	100	121,673
7.625%	11/30/28	100	124,034
7.700%	10/30/25	100	124,631
Gtd. Notes, 144A
5.400%	10/01/43	300	303,768
Cablevision Systems Corp.,
Sr. Unsec’d. Notes
5.875%	09/15/22	19	18,193
8.000%	04/15/20	325	363,187
CBS Corp.,
Gtd. Notes
1.950%	07/01/17	830	831,505
4.850%	07/01/42	100	90,105
5.750%	04/15/20	34	38,166
7.875%	07/30/30	80	99,534
8.875%	05/15/19	50	63,927
CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes
5.250%	09/30/22	295	275,456
5.750%	01/15/24	26	24,570
6.500%	04/30/21	250	256,875
8.125%	04/30/20	250	271,250
Gtd. Notes, 144A
5.250%	03/15/21	517	493,735

SEE NOTES TO FINANCIAL STATEMENTS.

A314

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Media (continued)
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A
6.375%	09/15/20	24	$24,600
Clear Channel Communications, Inc.,
Sr. Sec’d. Notes
9.000%	12/15/19(a)	84	85,680
Clear Channel Worldwide Holdings, Inc.,
Series A, Gtd. Notes
7.625%	03/15/20(a)	15	15,600
6.500%	11/15/22	350	357,437
7.625%	03/15/20	635	667,544
Cogeco Cable, Inc. (Canada),
Gtd. Notes, 144A
4.875%	05/01/20	19	18,335
Comcast Cable Communications Holdings, Inc.,
Gtd. Notes
9.455%	11/15/22	160	221,612
Comcast Cable Communications LLC,
Gtd. Notes
8.875%	05/01/17	200	245,599
Comcast Cable Holdings LLC,
Gtd. Notes
10.125%	04/15/22	315	427,052
Comcast Corp.,
Gtd. Notes
4.500%	01/15/43	175	158,081
4.650%	07/15/42	185	172,162
6.450%	03/15/37	275	319,149
COX Communications, Inc.,
Sr. Unsec’d. Notes, 144A
9.375%	01/15/19	145	182,425
COX Enterprises, Inc.,
Sr. Unsec’d. Notes, 144A
7.375%	07/15/27	125	145,131
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
3.800%	03/15/22(a)	200	192,127
5.000%	03/01/21	176	184,890
5.150%	03/15/42	1,160	1,041,798
6.000%	08/15/40	200	197,500
Discovery Communications LLC,
Gtd. Notes
4.375%	06/15/21	159	164,299
4.875%	04/01/43	300	276,747
4.950%	05/15/42	100	92,885
DISH DBS Corp.,
Gtd. Notes
5.000%	03/15/23	76	70,870
5.875%	07/15/22	170	170,000
6.750%	06/01/21	230	243,800
7.875%	09/01/19	632	723,640
Harron Communications LP/Harron Finance Corp.,
Sr. Unsec’d. Notes, 144A
9.125%	04/01/20	65	71,987
Mediacom LLC/Mediacom Capital Corp.,
Sr. Unsec’d. Notes
7.250%	02/15/22	90	95,400

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Media (continued)
NBCUniversal Enterprise, Inc.,
Gtd. Notes, 144A
1.662%	04/15/18		1,345	$1,313,610
NBCUniversal Media LLC,
Gtd. Notes
4.375%	04/01/21		260	275,190
4.450%	01/15/43		1,010	904,782
5.950%	04/01/41		90	98,445
6.400%	04/30/40		154	177,043
Quebecor Media, Inc. (Canada),
Sr. Unsec’d. Notes
7.750%	03/15/16		263	266,288
Radio One, Inc.,
Gtd. Notes
12.500%	05/24/16		206	205,625
Sinclair Television Group, Inc.,
Gtd. Notes
5.375%	04/01/21		250	246,250
Sirius XM Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
5.875%	10/01/20		25	25,500
Sirius XM Radio, Inc.,
Sr. Unsec’d. Notes, 144A
4.250%	05/15/20		475	448,875
TCI Communications, Inc.,
Sr. Unsec’d. Notes
7.125%	02/15/28		150	184,478
8.750%	08/01/15		150	168,699
Thomson Reuters Corp. (Canada),
Sr. Unsec’d. Notes
3.950%	09/30/21		442	440,352
Time Warner Cable, Inc.,
Gtd. Notes
4.500%	09/15/42		150	113,635
5.500%	09/01/41(a)		475	393,592
6.750%	07/01/18		35	39,250
8.250%	04/01/19		300	351,451
8.750%	02/14/19		300	357,853
Time Warner Entertainment Co. LP,
Gtd. Notes
8.375%	07/15/33		257	279,997
Time Warner, Inc.,
Gtd. Notes
4.750%	03/29/21		770	821,106
6.200%	03/15/40		1,010	1,112,677
6.250%	03/29/41(a)		19	21,099
6.500%	11/15/36		25	28,247
7.625%	04/15/31		300	379,670
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany),
Sr. Sec’d. Notes, 144A
5.125%	01/21/23	EUR	105	144,117
Univision Communications, Inc.,
Gtd. Notes, 144A
8.500%	05/15/21		335	368,500
Viacom, Inc.,
Sr. Unsec’d. Notes
3.875%	12/15/21		234	232,560
4.375%	03/15/43		635	536,176
4.500%	03/01/21		140	146,483

SEE NOTES TO FINANCIAL STATEMENTS.

A315

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Media (continued)
5.850%	09/01/43	345	$362,672

			21,509,687

Metals & Mining — 0.3%
Aleris International, Inc.,
Gtd. Notes
7.625%	02/15/18	12	12,690
7.875%	11/01/20	35	37,187
Barrick Gold Corp. (Canada),
Sr. Unsec’d. Notes
5.250%	04/01/42	320	266,924
Barrick North America Finance LLC (Canada),
Gtd. Notes
4.400%	05/30/21	300	288,854
5.700%	05/30/41	285	244,846
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes
1.625%	02/24/17	69	69,187
2.050%	09/30/18	137	136,983
4.125%	02/24/42	200	177,717
5.000%	09/30/43(a)	659	670,032
5.500%	04/01/14	70	70,893
Coeur Mining, Inc.,
Gtd. Notes
7.875%	02/01/21	82	83,230
FMG Resources August 2006 Pty Ltd. (Australia),
Gtd. Notes, 144A
8.250%	11/01/19(a)	1,050	1,178,625
FQM Akubra, Inc. (Canada),
Gtd. Notes, 144A
7.500%	06/01/21	35	36,575
8.750%	06/01/20	50	54,250
Freeport-McMoRan Copper & Gold, Inc.,
Gtd. Notes
3.100%	03/15/20	57	55,377
5.450%	03/15/43	604	578,050
Sr. Unsec’d. Notes
2.150%	03/01/17	242	243,577
Hecla Mining Co.,
Gtd. Notes, 144A
6.875%	05/01/21	115	110,400
KGHM International Ltd. (Poland),
Gtd. Notes, 144A
7.750%	06/15/19	35	36,925
Novelis, Inc.,
Gtd. Notes
8.375%	12/15/17	125	133,438
8.750%	12/15/20	125	139,063
Nucor Corp.,
Sr. Unsec’d. Notes
4.000%	08/01/23	108	105,427
Placer Dome, Inc. (Canada),
Sr. Unsec’d. Notes
6.450%	10/15/35	280	258,770
Prince Mineral Holding Corp.,
Sr. Sec’d. Notes, 144A
11.500%	12/15/19	25	27,813

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Metals & Mining (continued)
Rio Tinto Finance USA Ltd. (United Kingdom),
Gtd. Notes
3.500%	11/02/20	58	$59,216
3.750%	09/20/21	100	100,960
4.125%	05/20/21	150	155,594
8.950%	05/01/14	185	190,025
Rio Tinto Finance USA PLC (United Kingdom),
Gtd. Notes
2.875%	08/21/22	1,410	1,314,161
Taseko Mines Ltd. (Canada),
Gtd. Notes
7.750%	04/15/19	140	141,400
United States Steel Corp.,
Sr. Unsec’d. Notes
7.000%	02/01/18	160	174,000
Vale Overseas Ltd. (Brazil),
Gtd. Notes
4.375%	01/11/22	1,030	1,000,741
Xstrata Finance Canada Ltd. (Canada),
Gtd. Notes, 144A
4.250%	10/25/22	355	338,486
5.550%	10/25/42	470	435,387

			8,926,803

Miscellaneous Manufacturing
Amsted Industries, Inc.,
Sr. Notes, 144A
8.125%	03/15/18	250	263,437
Danaher Corp.,
Sr. Unsec’d. Notes
3.900%	06/23/21	139	143,820
Ingersoll-Rand Global Holding Co. Ltd.,
Gtd. Notes, 144A
2.875%	01/15/19	123	121,232
J.B. Poindexter & Co., Inc.,
Sr. Unsec’d. Notes, 144A
9.000%	04/01/22	60	64,050
LSB Industries, Inc.,
Sr. Sec’d. Notes, 144A
7.750%	08/01/19	122	128,100
Siemens Financieringsmaatschappij NV (Germany),
Gtd. Notes, 144A
6.125%	08/17/26	180	207,707
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.,
Sr. Sec’d. Notes, 144A
8.750%	02/01/19	207	213,728

			1,142,074

Multiline Retail — 0.1%
Macy’s Retail Holdings, Inc.,
Gtd. Notes
2.875%	02/15/23(a)	610	552,065
4.300%	02/15/43(a)	635	535,906
5.125%	01/15/42	21	20,039
5.900%	12/01/16	370	415,021
6.700%	07/15/34	130	147,922
7.450%	07/15/17	400	467,796
7.875%	07/15/15	235	258,936

			2,397,685

SEE NOTES TO FINANCIAL STATEMENTS.

A316

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Multi-National — 0.6%
African Development Bank (Supranational Bank),
Sub. Debs.
8.800%	09/01/19	620	$800,460
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
3.750%	01/15/16	288	299,433
European Investment Bank (Supranational Bank),
Sr. Unsec’d. Notes
1.000%	12/15/17	4,000	3,940,800
Inter-American Development Bank (Supranational Bank),
Sr. Unsec’d. Notes
2.375%	08/15/17	6,000	6,263,100
International Bank for Reconstruction & Development (Supranational Bank),
Sr. Unsec’d. Notes
1.125%	08/25/14	5,500	5,522,611

			16,826,404

Multi-Utilities — 0.3%
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes
4.500%	01/15/21	86	91,730
5.850%	01/15/41	215	243,842
6.125%	11/01/17	235	269,736
Centrica PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
4.000%	10/16/23	235	228,882
5.375%	10/16/43	270	271,904
CMS Energy Corp.,
Sr. Unsec’d. Notes
8.750%	06/15/19	80	101,190
Dominion Gas Holdings LLC,
Sr. Unsec’d. Notes, 144A
4.800%	11/01/43	235	227,209
Dominion Resources, Inc.,
Sr. Unsec’d. Notes
4.450%	03/15/21	1,865	1,977,335
6.000%	11/30/17	250	286,131
2.750%	09/15/22(a)	429	396,914
4.900%	08/01/41	32	30,714
5.250%	08/01/33	155	163,483
Nisource Finance Corp.,
Gtd. Notes
4.450%	12/01/21	480	486,359
4.800%	02/15/44	245	221,055
5.650%	02/01/45	221	226,380
5.800%	02/01/42	699	727,041
Sempra Energy,
Sr. Unsec’d. Notes
2.300%	04/01/17	900	911,658
2.875%	10/01/22	1,465	1,348,862
6.000%	10/15/39	150	164,769
9.800%	02/15/19	320	422,732
Wisconsin Electric Power Co.,
Sr. Unsec’d. Notes
1.700%	06/15/18	250	246,441
2.950%	09/15/21	7	6,879
3.650%	12/15/42	77	64,333

			9,115,579

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Office Equipment
CDW LLC/CDW Finance Corp.,
Gtd. Notes
8.500%	04/01/19	481	$531,505
Xerox Corp.,
Sr. Unsec’d. Notes
2.950%	03/15/17(a)	33	33,877
4.500%	05/15/21	56	57,640
6.750%	02/01/17	200	227,150

			850,172

Oil & Gas Services — 0.1%
Basic Energy Services, Inc.,
Gtd. Notes
7.750%	10/15/22	4	4,130
Pioneer Energy Services Corp.,
Gtd. Notes
9.875%	03/15/18	500	530,000
Schlumberger Investment SA,
Gtd. Notes
3.650%	12/01/23(a)	735	728,600
Gtd. Notes, 144A
3.300%	09/14/21	105	104,391
Sea Trucks Group (Nigeria),
Sr. Sec’d. Notes, 144A
9.000%	03/26/18	200	192,000
Weatherford International Ltd.,
Gtd. Notes
4.500%	04/15/22	203	204,279
5.950%	04/15/42	37	37,072
9.875%	03/01/39	150	210,000

			2,010,472

Oil, Gas & Consumable Fuels — 1.4%
Alberta Energy Co. Ltd. (Canada),
Sr. Unsec’d. Notes
7.375%	11/01/31	350	410,926
Anadarko Finance Co.,
Series B, Gtd. Notes
7.500%	05/01/31	160	194,529
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
5.950%	09/15/16	1,125	1,253,323
6.375%	09/15/17	730	838,090
8.700%	03/15/19	350	443,125
Antero Resources Finance Corp.,
Gtd. Notes, 144A
5.375%	11/01/21	30	30,300
Apache Corp.,
Sr. Unsec’d. Notes
3.250%	04/15/22	28	27,587
3.625%	02/01/21	100	102,954
4.750%	04/15/43	65	63,046
6.900%	09/15/18	150	180,298
Bonanza Creek Energy, Inc.,
Gtd. Notes
6.750%	04/15/21	40	41,900
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
1.846%	05/05/17	1,120	1,131,245

SEE NOTES TO FINANCIAL STATEMENTS.

A317

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
2.750%	05/10/23	765	$698,518
3.200%	03/11/16(a)	650	682,551
3.245%	05/06/22	950	920,799
3.561%	11/01/21	540	544,220
3.875%	03/10/15	320	332,895
4.742%	03/11/21	100	109,386
BreitBurn Energy Partners LP/BreitBurn Finance Corp.,
Gtd. Notes
8.625%	10/15/20	400	430,000
Calumet Specialty Products Partners LP/Calumet Finance Corp.,
Gtd. Notes
9.625%	08/01/20	56	62,860
Gtd. Notes, 144A
7.625%	01/15/22	40	40,400
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
5.700%	05/15/17	930	1,045,151
6.450%	06/30/33	190	215,232
Canadian Oil Sands Ltd. (Canada),
Gtd. Notes, 144A
6.000%	04/01/42	560	572,665
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.000%	08/15/22	623	584,211
4.450%	09/15/42(a)	645	580,790
5.200%	09/15/43	350	347,084
6.750%	11/15/39	150	175,818
Chesapeake Energy Corp.,
Gtd. Notes
3.250%	03/15/16	27	27,270
6.125%	02/15/21(a)	125	134,063
6.500%	08/15/17	128	144,320
7.250%	12/15/18	122	140,910
Chevron Corp.,
Sr. Unsec’d. Notes
2.427%	06/24/20	45	43,788
3.191%	06/24/23	73	70,076
Citgo Petroleum Corp.,
Sr. Sec’d. Notes, 144A
11.500%	07/01/17	80	87,600
CNOOC Finance 2013 Ltd. (China),
Gtd. Notes
1.125%	05/09/16	200	199,263
3.000%	05/09/23(a)	285	254,557
Comstock Resources, Inc.,
Gtd. Notes
7.750%	04/01/19	94	99,875
9.500%	06/15/20	58	64,960
ConocoPhillips,
Gtd. Notes
6.000%	01/15/20(a)	1,875	2,199,593
Sr. Unsec’d. Notes
6.650%	07/15/18	250	297,437
Denbury Resources, Inc.,
Gtd. Notes
8.250%	02/15/20	500	550,625
Devon Energy Corp.,
Sr. Unsec’d. Notes
1.875%	05/15/17	1,265	1,274,214

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
5.600%	07/15/41	80	$83,368
6.300%	01/15/19	160	185,417
7.950%	04/15/32	150	195,221
Diamondback Energy, Inc.,
Gtd. Notes, 144A
7.625%	10/01/21	47	49,585
Energy XXI Gulf Coast, Inc.,
Gtd. Notes, 144A
7.500%	12/15/21	90	93,825
Eni SpA (Italy),
Series EX2, Sr. Unsec’d. Notes, 144A
5.700%	10/01/40	250	243,129
EOG Resources, Inc.,
Sr. Unsec’d. Notes
2.625%	03/15/23	1,502	1,366,473
4.100%	02/01/21	200	208,919
EP Energy LLC/EP Energy Finance, Inc.,
Sr. Unsec’d. Notes
9.375%	05/01/20(a)	250	288,437
EP Energy LLC/Everest Acquisition Finance, Inc.,
Gtd. Notes
7.750%	09/01/22	34	38,080
Sr. Sec’d. Notes
6.875%	05/01/19	250	269,063
EPE Holdings LLC/EP Energy Bond Co., Inc.,
Sr. Unsec’d. Notes, PIK, 144A
8.875%	12/15/17	62	63,789
Halcon Resources Corp.,
Gtd. Notes, 144A
9.250%	02/15/22	60	61,050
Hess Corp.,
Sr. Unsec’d. Notes
7.875%	10/01/29	175	223,018
8.125%	02/15/19	210	260,844
Kerr-McGee Corp.,
Gtd. Notes
7.875%	09/15/31	130	162,674
Kodiak Oil & Gas Corp.,
Gtd. Notes
5.500%	02/01/22	43	42,785
Laredo Petroleum, Inc.,
Gtd. Notes
7.375%	05/01/22	60	65,100
Linn Energy LLC/Linn Energy Finance Corp.,
Gtd. Notes, 144A
7.000%	11/01/19	400	404,000
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
6.500%	03/01/41	732	834,268
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
6.375%	01/30/23	38	38,238
Nabors Industries Ltd.,
Gtd. Notes
4.625%	09/15/21	135	135,158
5.000%	09/15/20	200	208,112
National Oilwell Varco, Inc.,
Sr. Unsec’d. Notes
1.350%	12/01/17	44	43,229

SEE NOTES TO FINANCIAL STATEMENTS.

A318

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Noble Energy, Inc.,
Sr. Unsec’d. Notes
5.250%	11/15/43	610	$609,502
Noble Holding International Ltd.,
Gtd. Notes
3.950%	03/15/22	23	22,485
5.250%	03/15/42	169	162,152
Oasis Petroleum, Inc.,
Gtd. Notes, 144A
6.875%	03/15/22	80	84,800
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
2.700%	02/15/23	206	188,587
4.100%	02/01/21	200	209,947
Parker Drilling Co.,
Gtd. Notes, 144A
7.500%	08/01/20	51	53,550
Petrobras Global Finance BV (Brazil),
Gtd. Notes
4.375%	05/20/23(a)	140	124,725
Petrobras International Finance Co. (Brazil),
Gtd. Notes
5.375%	01/27/21	120	119,087
7.875%	03/15/19	220	249,203
Petro-Canada (Canada),
Sr. Unsec’d. Notes
6.050%	05/15/18	186	214,345
7.875%	06/15/26	130	166,969
Phillips 66,
Gtd. Notes
2.950%	05/01/17(a)	54	56,181
4.300%	04/01/22	43	43,697
Rosetta Resources, Inc.,
Gtd. Notes
5.625%	05/01/21	25	24,937
Samson Investment Co.,
Gtd. Notes, 144A
10.500%	02/15/20(a)	250	272,500
SandRidge Energy, Inc.,
Gtd. Notes
7.500%	03/15/21	250	261,875
Shell International Finance BV (Netherlands),
Gtd. Notes
2.250%	01/06/23(a)	555	495,574
2.375%	08/21/22	1,210	1,107,959
4.375%	03/25/20	805	882,478
4.550%	08/12/43	355	346,247
Sinopec Group Overseas Development 2013 Ltd. (China),
Gtd. Notes, 144A
4.375%	10/17/23	249	244,498
SM Energy Co.,
Sr. Unsec’d. Notes
6.500%	01/01/23	65	68,169
Southwestern Public Service Co.,
Sr. Unsec’d. Notes
8.750%	12/01/18	230	293,151
Spectra Energy Capital LLC,
Gtd. Notes
5.650%	03/01/20	540	588,020

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
6.200%	04/15/18	380	$428,742
Spectra Energy Partners LP,
Sr. Unsec’d. Notes
2.950%	09/25/18(a)	156	158,125
5.950%	09/25/43	493	527,039
Statoil ASA (Norway),
Gtd. Notes
1.150%	05/15/18	201	194,167
1.200%	01/17/18	54	52,710
2.450%	01/17/23	155	141,285
2.650%	01/15/24	214	193,028
2.900%	11/08/20	515	511,630
3.150%	01/23/22	77	75,197
4.250%	11/23/41	61	55,914
Suncor Energy, Inc. (Canada),
Sr. Unsec’d. Notes
5.950%	12/01/34	150	163,327
6.100%	06/01/18	1,950	2,254,118
6.500%	06/15/38	329	383,002
Talisman Energy, Inc. (Canada),
Sr. Unsec’d. Notes
5.500%	05/15/42	135	127,156
5.850%	02/01/37	20	19,324
6.250%	02/01/38	25	25,421
7.750%	06/01/19	145	173,662
Talos Production LLC/Talos Production Finance, Inc.,
Gtd. Notes, 144A
9.750%	02/15/18	108	110,430
Teekay Corp. (Bermuda),
Sr. Unsec’d. Notes
8.500%	01/15/20	27	29,194
Tosco Corp.,
Gtd. Notes
7.800%	01/01/27	150	197,329
8.125%	02/15/30	150	208,966
Total Capital Canada Ltd. (France),
Gtd. Notes
2.750%	07/15/23	48	44,343
Total Capital International SA (France),
Gtd. Notes
1.550%	06/28/17	784	784,169
2.700%	01/25/23	575	530,405
2.875%	02/17/22	201	191,142
3.700%	01/15/24	120	118,653
Total Capital SA (France),
Gtd. Notes
4.125%	01/28/21(a)	1,486	1,571,767
Transocean, Inc.,
Gtd. Notes
3.800%	10/15/22	286	271,078
6.375%	12/15/21	425	477,579
6.500%	11/15/20	205	234,098
Unit Corp.,
Gtd. Notes
6.625%	05/15/21	104	109,720

SEE NOTES TO FINANCIAL STATEMENTS.

A319

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
WPX Energy, Inc.,
Sr. Unsec’d. Notes
6.000%	01/15/22	500	$500,000

			40,965,594

Paper & Forest Products
International Paper Co.,
Sr. Unsec’d. Notes
6.000%	11/15/41(a)	655	711,301
Resolute Forest Products, Inc.,
Gtd. Notes, 144A
5.875%	05/15/23	12	11,100
Unifrax I LLC/Unifrax Holding Co.,
Gtd. Notes, 144A
7.500%	02/15/19	100	103,500

			825,901

Pharmaceuticals — 0.3%
AbbVie, Inc.,
Sr. Unsec’d. Notes
1.200%	11/06/15	910	919,249
1.750%	11/06/17	1,409	1,406,586
4.400%	11/06/42	645	601,575
Actavis, Inc.,
Sr. Unsec’d. Notes
1.875%	10/01/17	445	440,359
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
2.000%	08/01/22	210	185,881
Capsugel SA,
Sr. Unsec’d. Notes, PIK, 144A
7.000%	05/15/19	40	40,750
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
4.600%	03/15/43	320	298,809
GlaxoSmithKline Capital PLC (United Kingdom),
Gtd. Notes
2.850%	05/08/22	1,475	1,391,140
4.200%	03/18/43	245	224,002
Medco Health Solutions, Inc.,
Gtd. Notes
2.750%	09/15/15	55	56,775
4.125%	09/15/20(a)	540	559,138
Merck & Co., Inc.,
Sr. Unsec’d. Notes
2.400%	09/15/22	82	74,902
Mylan, Inc.,
Gtd. Notes, 144A
1.800%	06/24/16	210	214,086
2.600%	06/24/18	670	670,388
7.875%	07/15/20	750	848,657
Novartis Capital Corp. (Switzerland),
Gtd. Notes
2.400%	09/21/22	180	165,029
Teva Pharmaceutical Finance Co. BV (Israel),
Gtd. Notes
2.950%	12/18/22(a)	120	108,645
3.650%	11/10/21(a)	635	622,821

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Valeant Pharmaceuticals International,
Gtd. Notes, 144A
6.500%	07/15/16(a)	364	$375,830
7.250%	07/15/22	625	672,656
Sr. Unsec’d. Notes, 144A
6.750%	08/15/18	63	69,221
7.500%	07/15/21	64	70,240
Zoetis, Inc.,
Sr. Unsec’d. Notes
1.875%	02/01/18	52	51,573

			10,068,312

Pipelines — 0.4%
DCP Midstream Operating LP,
Gtd. Notes
3.875%	03/15/23	1,275	1,174,103
Enbridge, Inc. (Canada),
Sr. Unsec’d. Notes
4.000%	10/01/23	835	820,028
Energy Transfer Partners LP,
Sr. Unsec’d. Notes
3.600%	02/01/23	365	338,004
6.050%	06/01/41	250	256,257
6.500%	02/01/42	425	456,770
Enterprise Products Operating LLC,
Gtd. Notes
3.700%	06/01/15	1,200	1,249,352
4.450%	02/15/43	435	384,242
4.850%	03/15/44	25	23,510
5.200%	09/01/20(a)	935	1,040,072
5.700%	02/15/42	395	416,450
Kinder Morgan Energy Partners LP,
Sr. Unsec’d. Notes
3.950%	09/01/22	660	643,144
5.000%	03/01/43(a)	1,130	1,042,937
6.850%	02/15/20	290	344,718
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
4.250%	02/01/21	300	310,643
5.150%	10/15/43	72	70,970
6.400%	07/15/18	250	293,459
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.850%	10/15/23	410	399,956
5.750%	01/15/20(a)	1,320	1,506,775
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
6.375%	08/01/22	117	123,727
Texas Eastern Transmission LP,
Sr. Unsec’d. Notes, 144A
2.800%	10/15/22	185	165,428
TransCanada PipeLines Ltd. (Canada),
Sr. Unsec’d. Notes
2.500%	08/01/22	150	136,811
7.125%	01/15/19	250	302,178

			11,499,534

SEE NOTES TO FINANCIAL STATEMENTS.

A320

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Real Estate
Mattamy Group Corp. (Canada),
Notes
6.875%	11/15/20	CAD 80	$74,935
WEA Finance LLC/WT Finance Aust Pty Ltd. (Australia),
Gtd. Notes, 144A
3.375%	10/03/22(a)	132	124,964
6.750%	09/02/19	270	321,031

			520,930

Real Estate Investment Trusts (REITs) — 0.6%
American Tower Corp.,
Sr. Unsec’d. Notes
3.500%	01/31/23	620	565,282
American Tower Trust I,
Sr. Sec’d. Notes, 144A
1.551%	03/15/43	233	227,403
AvalonBay Communities, Inc.,
Sr. Unsec’d. Notes
3.625%	10/01/20	770	778,391
Boston Properties LP,
Sr. Unsec’d. Notes
3.850%	02/01/23(a)	1,330	1,299,474
4.125%	05/15/21	200	204,319
Camden Property Trust,
Sr. Unsec’d. Notes
4.875%	06/15/23	260	271,151
5.700%	05/15/17	1,450	1,611,972
CommonWealth REIT,
Sr. Unsec’d. Notes
5.875%	09/15/20	120	123,458
6.650%	01/15/18	320	348,932
DDR Corp.,
Sr. Unsec’d. Notes
3.500%	01/15/21	1,095	1,065,817
Duke Realty LP,
Gtd. Notes
6.750%	03/15/20	285	329,232
Sr. Unsec’d. Notes
3.875%	02/15/21	511	504,150
DuPont Fabros Technology LP,
Gtd. Notes
5.875%	09/15/21	58	59,885
ERP Operating LP,
Sr. Unsec’d. Notes
4.625%	12/15/21	36	37,953
5.250%	09/15/14	170	175,410
5.375%	08/01/16	100	110,257
Geo Group, Inc. (The),
Gtd. Notes, 144A
5.875%	01/15/22	250	248,125
HCP, Inc.,
Sr. Unsec’d. Notes
2.625%	02/01/20	441	420,356
3.750%	02/01/19(a)	1,717	1,783,419
5.375%	02/01/21	469	510,543
Health Care REIT, Inc.,
Sr. Unsec’d. Notes
4.500%	01/15/24	293	289,293

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
Host Hotels & Resorts LP,
Series Q, Gtd. Notes
6.750%	06/01/16	45	$45,649
Kimco Realty Corp.,
Sr. Unsec’d. Notes
3.125%	06/01/23	865	786,630
Liberty Property LP,
Sr. Unsec’d. Notes
3.375%	06/15/23	375	341,299
4.400%	02/15/24	350	343,667
ProLogis LP,
Gtd. Notes
4.250%	08/15/23	610	602,592
6.875%	03/15/20	109	128,381
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes
5.000%	04/15/21	38	37,525
Simon Property Group LP,
Sr. Unsec’d. Notes
2.750%	02/01/23(a)	685	625,952
4.125%	12/01/21	54	55,863
6.125%	05/30/18	455	526,805
6.750%	02/01/40	100	125,427
UDR, Inc.,
Gtd. Notes
3.700%	10/01/20	775	779,172
Ventas Realty LP/Ventas Capital Corp.,
Gtd. Notes
4.250%	03/01/22	1,380	1,388,680
Weingarten Realty Investors,
Sr. Unsec’d. Notes
4.450%	01/15/24	410	401,586

			17,154,050

Retail — 0.2%
Claire’s Stores, Inc.,
Gtd. Notes, 144A
7.750%	06/01/20(a)	22	20,460
Sec’d. Notes
8.875%	03/15/19(a)	474	488,220
Sr. Sec’d. Notes, 144A
9.000%	03/15/19	600	651,000
HT Intermediate Holdings Corp.,
Sr. Unsec’d. Notes, PIK, 144A
12.000%	05/15/19	75	74,250
J.C. Penney Corp., Inc.,
Gtd. Notes
7.950%	04/01/17	500	435,000
J.Crew Group, Inc.,
Gtd. Notes
8.125%	03/01/19	300	315,000
Jo-Ann Stores Holdings, Inc.,
Sr. Unsec’d. Notes, PIK, 144A
9.750%	10/15/19	100	104,625
L Brands, Inc.,
Gtd. Notes
6.625%	04/01/21	500	548,750

SEE NOTES TO FINANCIAL STATEMENTS.

A321

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Retail (continued)
Michaels Stores, Inc.,
Gtd. Notes
7.750%	11/01/18	250	$271,250
New Albertsons, Inc.,
Sr. Unsec’d. Notes
7.450%	08/01/29(a)	258	211,560
8.000%	05/01/31	52	42,900
New Look Bondco I PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
8.750%	05/14/18	GBP 100	174,828
Nordstrom, Inc.,
Sr. Unsec’d. Notes, 144A
5.000%	01/15/44	510	504,095
Party City Holdings, Inc.,
Gtd. Notes
8.875%	08/01/20	300	336,000
Radio Systems Corp.,
Sec’d. Notes, 144A
8.375%	11/01/19	55	60,363
Real Mex Restaurants, Inc.,
Notes
11.000%	01/01/40	222	222,382
Rite Aid Corp.,
Gtd. Notes
6.750%	06/15/21	70	73,413
Serta Simmons Holdings LLC,
Sr. Unsec’d. Notes, 144A
8.125%	10/01/20(a)	595	647,063
Tops Holding Corp./Tops Markets LLC,
Sr. Sec’d. Notes, 144A
8.875%	12/15/17	160	175,800

			5,356,959

Road & Rail — 0.1%
Canadian Pacific Railway Co. (Canada),
Sr. Unsec’d. Notes
7.125%	10/15/31	150	180,387
CSX Corp.,
Sr. Unsec’d. Notes
4.100%	03/15/44(a)	155	131,347
4.250%	06/01/21	65	67,872
4.750%	05/30/42	265	251,727
6.250%	04/01/15	90	96,196
7.375%	02/01/19	100	121,321
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
2.903%	02/15/23	342	315,898
3.850%	01/15/24	292	286,820
4.800%	08/15/43	405	392,234
5.590%	05/17/25	74	80,867
6.000%	05/23/2111	216	228,707
Union Pacific Corp.,
Sr. Unsec’d. Notes, 144A
4.821%	02/01/44	246	238,255

			2,391,631

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Savings & Loan — 0.1%
Nationwide Building Society (United Kingdom),
Sr. Unsec’d. Notes, 144A
4.650%	02/25/15	600	$625,032
Sub. Notes, 144A
5.250%	01/15/14	838	839,326

			1,464,358

Semiconductors & Semiconductor Equipment — 0.1%
Advanced Micro Devices, Inc.,
Sr. Unsec’d. Notes
7.500%	08/15/22	71	68,870
Freescale Semiconductor, Inc.,
Gtd. Notes
8.050%	02/01/20(a)	50	53,750
Sr. Sec’d. Notes, 144A
6.000%	01/15/22	37	37,463
Intel Corp.,
Sr. Unsec’d. Notes
3.300%	10/01/21	163	161,939
4.800%	10/01/41	150	146,285
National Semiconductor Corp.,
Sr. Unsec’d. Notes
6.600%	06/15/17	440	514,209
Samsung Electronics America, Inc. (South Korea),
Gtd. Notes, 144A
1.750%	04/10/17	1,190	1,182,379
Sensata Technologies BV (Netherlands),
Gtd. Notes, 144A
4.875%	10/15/23	43	40,420

			2,205,315

Software — 0.3%
Audatex North America, Inc.,
Gtd. Notes, 144A
6.000%	06/15/21	45	47,137
6.125%	11/01/23	21	21,630
Epicor Software Corp.,
Gtd. Notes
8.625%	05/01/19	250	271,250
First Data Corp.,
Gtd. Notes
12.625%	01/15/21	304	356,820
Gtd. Notes, 144A
10.625%	06/15/21	250	270,937
11.250%	01/15/21	53	58,499
11.750%	08/15/21(a)	140	147,700
Sec’d. Notes, 144A
8.250%	01/15/21(a)	27	28,721
Sec’d. Notes, PIK, 144A
8.750%	01/15/22	535	571,113
Sr. Sec’d. Notes, 144A
6.750%	11/01/20	425	442,000
7.375%	06/15/19	60	64,050
8.875%	08/15/20	250	276,563
Healthcare Technology Intermediate, Inc.,
Sr. Unsec’d. Notes, PIK, 144A
7.375%	09/01/18	33	34,320

SEE NOTES TO FINANCIAL STATEMENTS.

A322

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Software (continued)
Infor US, Inc.,
Gtd. Notes
9.375%	04/01/19	95	$106,875
Intuit, Inc.,
Sr. Unsec’d. Notes
5.750%	03/15/17	280	313,064
Microsoft Corp.,
Sr. Unsec’d. Notes
0.875%	11/15/17	31	30,521
3.500%	11/15/42	1,000	825,883
3.625%	12/15/23	245	245,383
4.875%	12/15/43	220	224,858
Oracle Corp.,
Sr. Unsec’d. Notes
1.200%	10/15/17	1,000	984,058
2.375%	01/15/19(a)	242	244,166
2.500%	10/15/22	2,305	2,111,232
3.625%	07/15/23(a)	570	565,421
6.125%	07/08/39	125	145,649
6.500%	04/15/38	200	243,670

			8,631,520

Specialty Retail
Gap, Inc. (The),
Sr. Unsec’d. Notes
5.950%	04/12/21	249	275,138
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
4.875%	02/15/44	550	556,913
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
4.650%	04/15/42	130	125,724
5.125%	11/15/41	49	50,395
5.500%	10/15/35	100	106,377
Neebo, Inc.,
Sec’d. Notes, 144A
15.000%	06/30/16	28	28,600

			1,143,147

Telecommunications — 0.9%
Alcatel-Lucent USA, Inc. (France),
Sr. Unsec’d. Notes
6.450%	03/15/29	417	369,045
America Movil SAB de CV (Mexico),
Gtd. Notes
5.000%	10/16/19	170	185,725
Sr. Unsec’d. Notes
3.125%	07/16/22	2,275	2,100,162
4.375%	07/16/42	260	216,010
Avaya, Inc.,
Sec’d. Notes, 144A
10.500%	03/01/21(a)	107	102,185
Sr. Sec’d. Notes, 144A
7.000%	04/01/19	250	245,000
9.000%	04/01/19	180	188,100
British Telecommunications PLC (United Kingdom),
Sr. Unsec’d. Notes
1.625%	06/28/16	200	201,762
2.000%	06/22/15	1,705	1,734,982

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Telecommunications (continued)
9.625%	12/15/30	100	$149,224
Broadview Networks Holdings, Inc.,
Sec’d. Notes
10.500%	11/15/17	25	24,500
CenturyLink, Inc.,
Series S, Sr. Unsec’d. Notes
6.450%	06/15/21	400	416,000
5.800%	03/15/22	500	493,750
6.750%	12/01/23	30	30,375
Cincinnati Bell, Inc.,
Gtd. Notes
8.375%	10/15/20	30	32,475
8.750%	03/15/18(a)	75	78,750
Cricket Communications, Inc.,
Gtd. Notes
7.750%	10/15/20	235	267,900
Crown Castle Towers LLC,
Sr. Sec’d. Notes, 144A
3.214%	08/15/15	200	203,911
Deutsche Telekom International Finance BV (Germany),
Gtd. Notes
8.750%	06/15/30	300	423,235
Gtd. Notes, 144A
2.250%	03/06/17	2,820	2,860,171
Embarq Corp.,
Sr. Unsec’d. Notes
7.995%	06/01/36	371	375,615
Frontier Communications Corp.,
Sr. Unsec’d. Notes
7.625%	04/15/24	18	17,955
GCI, Inc.,
Sr. Unsec’d. Notes
8.625%	11/15/19	500	531,250
Goodman Networks, Inc.,
Sr. Sec’d. Notes, 144A
13.125%	07/01/18	250	263,750
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes
6.625%	12/15/22(a)	650	669,500
7.250%	10/15/20	250	273,438
Intelsat Luxembourg SA (Luxembourg),
Gtd. Notes, 144A
7.750%	06/01/21	278	298,155
8.125%	06/01/23	133	142,643
Level 3 Communications, Inc.,
Sr. Unsec’d. Notes
11.875%	02/01/19	1,069	1,229,350
Level 3 Financing, Inc.,
Gtd. Notes
7.000%	06/01/20	57	60,420
8.125%	07/01/19	500	547,500
Gtd. Notes, 144A
3.846%(c)	01/15/18	25	25,156
6.125%	01/15/21	275	277,750
MetroPCS Wireless, Inc.,
Gtd. Notes
7.875%	09/01/18	250	268,437
Gtd. Notes, 144A
6.250%	04/01/21(a)	317	328,887

SEE NOTES TO FINANCIAL STATEMENTS.

A323

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Telecommunications (continued)
6.625%	04/01/23(a)	138	$142,485
NII Capital Corp.,
Gtd. Notes
7.625%	04/01/21	605	248,050
NII International Telecom SCA,
Gtd. Notes, 144A
11.375%	08/15/19(a)	102	85,170
Nokia OYJ (Finland),
Sr. Unsec’d. Notes
6.625%	05/15/39	21	20,633
Orange SA (France),
Sr. Unsec’d. Notes
2.750%	09/14/16	87	90,345
4.125%	09/14/21(a)	1,040	1,052,911
5.375%	01/13/42	578	580,504
8.750%	03/01/31	180	248,521
PAETEC Holding Corp.,
Gtd. Notes
9.875%	12/01/18	125	139,687
Qwest Capital Funding, Inc.,
Gtd. Notes
6.875%	07/15/28	22	20,185
7.750%	02/15/31	21	20,107
Qwest Corp.,
Sr. Unsec’d. Notes
7.250%	09/15/25	25	26,624
Rogers Communications, Inc. (Canada),
Gtd. Notes
4.100%	10/01/23	213	213,401
5.450%	10/01/43	118	121,075
8.750%	05/01/32	185	239,842
Sprint Capital Corp.,
Gtd. Notes
6.900%	05/01/19	278	303,715
8.750%	03/15/32	997	1,069,283
Sprint Communications, Inc.,
Gtd. Notes, 144A
7.000%	03/01/20	200	223,000
Sr. Unsec’d. Notes
7.000%	08/15/20	250	270,625
Sprint Corp.,
Gtd. Notes, 144A
7.250%	09/15/21	37	39,729
7.875%	09/15/23	201	216,075
Telecom Italia Capital SA (Italy),
Gtd. Notes
6.999%	06/04/18	80	88,600
T-Mobile USA, Inc.,
Gtd. Notes
6.125%	01/15/22	15	15,263
6.500%	01/15/24	10	10,125
6.633%	04/28/21	300	315,750
6.731%	04/28/22	198	206,415
6.836%	04/28/23(a)	29	30,087
Sr. Unsec’d. Notes, 144A
5.250%	09/01/18(a)	42	44,205
tw telecom holdings, Inc.,
Gtd. Notes, 144A
5.375%	10/01/22	13	12,773

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Telecommunications (continued)
6.375%	09/01/23		22	$22,880
UPCB Finance III Ltd. (Netherlands),
Sr. Sec’d. Notes, 144A
6.625%	07/01/20		600	637,500
UPCB Finance VI Ltd. (Netherlands),
Sr. Sec’d. Notes, 144A
6.875%	01/15/22		150	159,375
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes
6.500%	01/15/18		200	207,250
Sr. Sec’d. Notes, 144A
5.375%	04/15/21		500	500,000
Wind Acquisition Finance SA (Italy),
Sec’d. Notes, 144A
11.750%	07/15/17	EUR	742	1,084,694
Sr. Sec’d. Notes, 144A
7.250%	02/15/18		200	210,500
7.250%	02/15/18		200	209,500
7.375%	02/15/18	EUR	200	290,830
Wind Acquisition Holdings Finance SA (Italy),
Sr. Sec’d. Notes, PIK, 144A
12.250%	07/15/17	EUR	9	12,688
Windstream Corp.,
Gtd. Notes
7.750%	10/15/20		55	58,369
7.750%	10/01/21		675	715,500

				25,837,339

Textiles, Apparel & Luxury Goods
Hanesbrands, Inc.,
Gtd. Notes
6.375%	12/15/20		500	546,250

Tobacco — 0.2%
Altria Group, Inc.,
Gtd. Notes
2.850%	08/09/22		2,820	2,596,433
4.250%	08/09/42(a)		435	371,237
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
2.900%	11/15/21		320	305,490
4.125%	03/04/43		490	428,955
4.375%	11/15/41		900	820,286
4.875%	11/15/43		115	113,922

				4,636,323

Trading Companies & Distributors
Air Lease Corp.,
Sr. Unsec’d. Notes
3.375%	01/15/19		1,355	1,355,000

Transportation — 0.1%
Bluewater Holding BV (Netherlands),
Gtd. Notes, 144A
10.000%	12/10/19		100	100,813
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
4.100%	06/01/21		725	744,776
4.375%	09/01/42		88	78,623
4.450%	03/15/43		140	126,940
5.400%	06/01/41		115	119,280

SEE NOTES TO FINANCIAL STATEMENTS.

A324

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Transportation (continued)
5.750%	03/15/18	600	$684,049
5.750%	05/01/40	1,055	1,157,750
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc.,
Sr. Sec’d. Notes, 144A
8.125%	11/15/21	30	30,600
Navios South American Logistics, Inc./Navios Logistics Finance US, Inc. (Uruguay),
Gtd. Notes
9.250%	04/15/19	387	417,476
Ryder System, Inc.,
Sr. Unsec’d. Notes, MTN
2.500%	03/01/17	111	112,928
3.500%	06/01/17	516	539,894
3.600%	03/01/16	82	85,550
Ultrapetrol Bahamas Ltd.,
Mortgage, 144A
8.875%	06/15/21	13	13,991
Sr. Sec’d. Notes, 144A
8.875%	06/15/21	160	173,200
Watco Cos LLC/Watco Finance Corp.,
Gtd. Notes, 144A
6.375%	04/01/23	56	55,440
World Wide Supply A/S (Norway),
Sr. Sec’d. Notes, 144A
7.750%	05/26/17	40	40,050

			4,481,360

Water Utilities
American Water Capital Corp.,
Sr. Unsec’d. Notes
3.850%	03/01/24	300	296,381
4.300%	12/01/42	46	41,789

			338,170

Wireless Telecommunication Services — 0.1%
Telefonica Emisiones SAU (Spain),
Gtd. Notes
3.192%	04/27/18	206	209,794
4.570%	04/27/23	905	892,409
5.462%	02/16/21	45	47,481
6.221%	07/03/17	380	428,382
6.421%	06/20/16	150	167,153
7.045%	06/20/36	425	468,495
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes
1.625%	03/20/17	200	199,929
4.375%	02/19/43	925	799,318

			3,212,961

TOTAL CORPORATE BONDS (cost $532,109,160)			535,093,322

FOREIGN GOVERNMENT BONDS — 1.1%
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
4.250%	01/07/25	200	190,500
Bundesobligation (Germany),
Bonds
0.250%	04/13/18	EUR 6,528	8,774,920

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
Bundesrepublik Deutschland (Germany),
Bonds
4.250%	07/04/18	EUR 3,750	$5,941,973
Finland Government Bond (Finland),
Sr. Unsec’d. Notes, RegS
2.750%	07/04/28	EUR 4,050	5,633,562
France Government Bond OAT (France),
Bonds
1.000%	05/25/18	EUR 3,400	4,666,106
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
4.000%	10/02/23(a)	740	732,600
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44(a)	302	272,178
Province of Ontario (Canada),
Sr. Unsec’d. Notes
0.950%	05/26/15	300	302,306
2.700%	06/16/15	350	361,512
Province of Quebec (Canada),
Notes, MTN
6.350%	01/30/26	120	144,678
United Kingdom Gilt (United Kingdom),
Bonds
1.250%	07/22/18	GBP 3,000	4,831,009

TOTAL FOREIGN GOVERNMENT BONDS (cost $30,571,651)			31,851,344

MUNICIPAL BONDS — 0.1%
California
City of Los Angeles Department of Airports,
Revenue Bonds
6.582%	05/15/39	175	202,816
State of California,
General Obligation Unlimited
7.300%	10/01/39	180	226,366

			429,182

New York — 0.1%
New York State Dormitory Authority,
Revenue Bonds
5.600%	03/15/40	150	167,910
Port Authority of New York & New Jersey,
Revenue Bonds
4.458%	10/01/62	325	275,548
5.647%	11/01/40	220	239,853

			683,311

Ohio
American Municipal Power, Inc.,
Revenue Bonds
7.499%	02/15/50	150	181,901

TOTAL MUNICIPAL BONDS (cost $1,300,430)			1,294,394

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 6.7%
ABN AMRO Mortgage Corp.,
Series 2003-9, Class A1
4.500%	08/25/18	74	75,264

SEE NOTES TO FINANCIAL STATEMENTS.

A325

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Alternative Loan Trust,
Series 2003-13T1, Class A10
4.000%	08/25/33	178	$179,131
Series 2005-J6, Class 2A1
5.500%	07/25/25	49	48,481
American Home Mortgage Assets Trust,
Series 2006-2, Class 2A1
0.369%(c)	09/25/46	581	408,407
Banc of America Alternative Loan Trust,
Series 2003-5, Class 2A1
5.000%	07/25/18	342	352,018
Series 2003-7, Class 2A4
5.000%	09/25/18	306	310,546
Series 2003-11, Class 2A1
6.000%	01/25/34	290	302,863
Series 2004-1, Class 1A1
6.000%	02/25/34	238	247,978
Series 2004-6, Class 4A1
5.000%	07/25/19	316	321,683
Series 2004-7, Class 3A1
6.000%	08/25/34	289	292,179
Banc of America Funding Trust,
Series 2005-1, Class 1A1
5.500%	02/25/35	605	639,974
Series 2005-7, Class 30PO, PO
7.110%(s)	11/25/35	87	69,044
Series 2006-1, Class 2A1
5.500%	01/25/36	48	47,284
Banc of America Mortgage Securities, Inc.,
Series 2003-3, Class 1A7
5.500%	05/25/33	522	537,074
Series 2004-5, Class 3A3
5.000%	06/25/19	286	294,440
Series 2004-C, Class 2A1
2.910%(c)	04/25/34	372	371,473
Series 2004-D, Class 2A1
2.867%(c)	05/25/34	9	8,944
Series 2004-D, Class 2A2
2.867%(c)	05/25/34	73	71,550
Series 2005-10, Class 1A13
5.500%	11/25/35	12	11,841
Series 2007-3, Class 1A1
6.000%	09/25/37	323	294,881
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-4, Class 3A1
2.514%(c)	07/25/33	217	213,701
Bear Stearns Asset-Backed Securities I Trust,
Series 2004-AC5, Class A1
5.750%	10/25/34	286	286,680
Chase Mortgage Finance Corp.,
Series 2003-S13, Class A2
5.000%	11/25/33	216	225,345
Series 2006-S2, Class 1A9
6.250%	10/25/36	392	352,927
Series 2007-A2, Class 2A1
2.841%(c)	07/25/37	851	848,609

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Citicorp Mortgage Securities Trust,
Series 2006-5, Class 1A3
6.000%	10/25/36	185	$184,826
Series 2007-5, Class 1A9
6.000%	06/25/37	634	641,984
Citigroup Mortgage Loan Trust, Inc.,
Series 2003-1, Class 3A4
5.250%	09/25/33	209	214,428
Series 2005-2, Class 2A11
5.500%	05/25/35	299	300,699
Series 2006-4, Class 1A1
5.500%	12/25/20	95	93,242
Series 2010-8, Class 5A6, 144A
4.000%	11/25/36	238	240,157
Series 2010-8, Class 6A6, 144A
4.500%	12/25/36	185	190,140
Series 2008-AR4, Class 1A1A, 144A
2.910%(c)	11/25/38	428	431,035
CitiMortgage Alternative Loan Trust,
Series 2006-A1, Class 1A5
5.500%	04/25/36	532	471,947
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2003-J13, Class 1A7
5.250%	01/25/34	397	409,857
Series 2004-4, Class A13
5.250%	05/25/34	496	501,724
Series 2004-5, Class 2A9
5.250%	05/25/34	652	670,131
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2003-AR24, Class 2A4
2.563%(c)	10/25/33	236	224,217
Series 2004-AR3, Class 6M1
1.279%(c)	04/25/34	117	115,944
Series 2004-AR5, Class 7A2
2.645%(c)	06/25/34	208	205,529
Series 2005-5, Class 1A1
5.000%	07/25/20	247	246,834
Deutsche ALT-A Securities, Inc./Alternate Loan Trust,
Series 2005-1, Class 1A1
0.665%(c)	02/25/35	63	57,097
Series 2005-1, Class 2A1
5.670%(c)	02/25/20	47	48,466
Fannie Mae Connecticut Avenue Securities,
Series 2013-C01, Class M2
5.415%(c)	10/25/23	25	26,466
Fannie Mae Grantor Trust,
Series 2001-T10, Class A1
7.000%	12/25/41	945	1,098,546
Series 2002-T1, Class A2
7.000%	11/25/31	650	760,092
Series 2002-T4, Class A2
7.000%	12/25/41	721	820,545
Series 2004-T1, Class 1A1
6.000%	01/25/44	677	704,624
Fannie Mae Interest Strip,
Series 293, Class 1, PO
2.792%(s)	12/01/24	370	358,323
Series 369, Class 12, IO

SEE NOTES TO FINANCIAL STATEMENTS.

A326

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
5.500%(c)	05/01/36	1,428	$257,302
Series 383, Class 60, IO
6.500%	10/01/37	377	69,842
Series 417, Class C11, IO
2.500%	02/25/28	7,894	932,348
Fannie Mae REMICS,
Series 1993-119, Class H
6.500%	07/25/23	438	482,030
Series 1993-136, Class ZB
6.792%(c)	07/25/23	293	327,702
Series 1993-141, Class Z
7.000%	08/25/23	304	342,493
Series 1993-147, Class Z
7.000%	08/25/23	261	295,868
Series 1994-29, Class Z
6.500%	02/25/24	468	535,675
Series 1996-4, Class SA, IO
8.321%(c)	02/25/24	122	21,623
Series 1997-33, Class PA
8.500%	06/18/27	541	635,215
Series 1997-57, Class PN
5.000%	09/18/27	327	353,309
Series 2001-16, Class Z
6.000%	05/25/31	495	548,688
Series 2001-81, Class HE
6.500%	01/25/32	673	745,413
Series 2002-14, Class A1
7.000%	01/25/42	1,316	1,484,652
Series 2002-26, Class A2
7.500%	01/25/48	650	775,223
Series 2002-82, Class PE
6.000%	12/25/32	735	795,866
Series 2002-86, Class PG
6.000%	12/25/32	1,550	1,734,737
Series 2002-90, Class A2
6.500%	11/25/42	308	350,290
Series 2003-18, Class A1
6.500%	12/25/42	497	555,501
Series 2003-21, Class OU
5.500%	03/25/33	222	241,982
Series 2003-24, Class MZ
5.500%	04/25/33	874	948,615
Series 2003-48, Class GH
5.500%	06/25/33	2,960	3,223,665
Series 2003-64, Class KF
0.683%(c)	07/25/18	275	276,909
Series 2003-81, Class FC
0.579%(c)	08/25/17	131	131,187
Series 2003-86, Class OE
5.000%	03/25/32	33	32,936
Series 2003-122, Class KA
4.500%	12/25/18	8	8,672
Series 2004-36, Class SA
19.033%(c)	05/25/34	174	239,978
Series 2004-45, Class ZL
6.000%	10/25/32	722	801,440
Series 2004-52, Class SX, IO
6.871%(c)	09/25/32	13	733

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2004-60, Class PA
5.500%	04/25/34	283	$306,074
Series 2004-61, Class NS, IO
7.521%(c)	08/25/34	45	8,343
Series 2004-68, Class LC
5.000%	09/25/29	689	751,704
Series 2004-72, Class S, IO
6.321%(c)	09/25/34	118	19,378
Series 2004-92, Class SQ, IO
6.471%(c)	05/25/34	79	12,556
Series 2004-101, Class HD
5.000%	01/25/20	714	757,861
Series 2005-13, Class AS, IO
5.921%(c)	03/25/35	49	8,866
Series 2005-14, Class ME
5.000%	10/25/33	92	95,035
Series 2005-22, Class DA
5.500%	12/25/34	259	281,736
Series 2005-23, Class SG, IO
6.521%(c)	04/25/35	125	22,039
Series 2005-30, Class UG
5.000%	04/25/35	625	671,629
Series 2005-57, Class DI, IO
6.521%(c)	03/25/35	103	10,202
Series 2005-57, Class NK
21.285%(c)	07/25/35	107	151,919
Series 2005-74, Class SE, IO
5.921%(c)	09/25/35	343	66,483
Series 2005-82, Class SY, IO
6.551%(c)	09/25/35	223	49,050
Series 2005-84, Class XM
5.750%	10/25/35	272	296,711
Series 2005-87, Class PE
5.000%	12/25/33	821	841,704
Series 2005-87, Class QZ
5.000%	10/25/35	728	790,019
Series 2005-97, Class PO, PO
0.979%(s)	11/25/35	1,143	1,100,989
Series 2005-102, Class PG
5.000%	11/25/35	1,500	1,606,980
Series 2005-110, Class GL
5.500%	12/25/35	562	615,346
Series 2006-2, Class LY
8.000%(c)	12/25/35	43	38,368
Series 2006-3, Class SB, IO
6.521%(c)	07/25/35	118	17,895
Series 2006-9, Class KZ
6.000%	03/25/36	1,187	1,282,669
Series 2006-20, Class IB, IO
6.411%(c)	04/25/36	929	150,406
Series 2006-23, Class NS
9.000%(c)	04/25/36	53	48,968
Series 2006-45, Class NW
5.500%	01/25/35	370	380,183
Series 2006-48, Class ND
6.250%	03/25/36	253	259,421
Series 2006-56, Class SA, IO
5.311%(c)	11/25/35	142	17,317

SEE NOTES TO FINANCIAL STATEMENTS.

A327

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2006-58, Class SI, IO
6.361%(c)	07/25/36	419	$58,339
Series 2006-60, Class CO, PO
0.175%(s)	06/25/35	352	346,171
Series 2006-65, Class TE
5.500%	05/25/35	409	425,880
Series 2006-70, Class JI, IO
6.421%(c)	06/25/36	138	23,482
Series 2006-72, Class XI, IO
6.321%(c)	08/25/36	27	3,827
Series 2006-77, Class PC
6.500%	08/25/36	606	679,612
Series 2006-106, Class CS, IO
6.411%(c)	11/25/36	46	7,240
Series 2006-109, Class SG, IO
6.451%(c)	11/25/36	71	10,364
Series 2006-108, Class S, IO
7.021%(c)	11/25/36	64	13,832
Series 2006-125, Class SA, IO
6.541%(c)	01/25/37	147	23,270
Series 2006-124, Class SI, IO
6.096%(c)	01/25/37	127	16,553
Series 2007-33, Class SD, IO
5.931%(c)	04/25/37	355	72,105
Series 2007-37, Class SA, IO
5.941%(c)	05/25/37	96	12,809
Series 2007-44, Class HE, IO
6.241%(c)	05/25/37	167	23,385
Series 2007-46, Class PA
6.000%	04/25/37	385	407,674
Series 2007-58, Class SV, IO
6.571%(c)	06/25/37	1,024	160,438
Series 2007-88, Class MI, IO
6.341%(c)	09/25/37	52	8,238
Series 2007-88, Class XI, IO
6.361%(c)	06/25/37	18	2,433
Series 2007-91, Class AS, IO
6.221%(c)	10/25/37	193	33,122
Series 2007-100, Class ND
5.750%	10/25/35	146	151,131
Series 2007-102, Class SA, IO
6.221%(c)	11/25/37	2,156	284,438
Series 2007-109, Class GI, IO
5.891%(c)	12/25/37	42	8,374
Series 2008-2, Class SA, IO
6.091%(c)	02/25/38	315	62,439
Series 2008-28, Class SQ, IO
5.901%(c)	04/25/38	180	26,605
Series 2008-34, Class GS, IO
6.271%(c)	05/25/38	69	8,467
Series 2008-41, Class S, IO
6.621%(c)	11/25/36	56	9,078
Series 2008-68, Class VK
5.500%	03/25/27	802	822,738
Series 2008-91, Class SI, IO
5.821%(c)	03/25/38	1,809	201,903
Series 2008-92, Class SA, IO
6.271%(c)	12/25/38	501	72,547

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2008-95, Class AI, IO
5.000%	12/25/23	440	$30,968
Series 2009-15, Class SA, IO
6.021%(c)	03/25/24	669	78,134
Series 2009-62, Class WA
5.563%(c)	08/25/39	1,462	1,571,635
Series 2009-65, Class MB
4.000%	10/25/37	10	9,820
Series 2009-87, Class SG, IO
6.071%(c)	11/25/39	607	82,168
Series 2009-110, Class SD, IO
6.071%(c)	01/25/40	483	84,897
Series 2009-112, Class ST, IO
6.071%(c)	01/25/40	2,102	276,422
Series 2009-112, Class SW, IO
6.071%(c)	01/25/40	1,382	181,729
Series 2010-10, Class NT
5.000%	02/25/40	1,290	1,384,903
Series 2010-19, Class MV
5.000%	02/25/21	953	1,035,388
Series 2010-34, Class JD
3.000%	09/25/37	5	5,536
Series 2010-35, Class SB, IO
6.241%(c)	04/25/40	839	121,087
Series 2010-43, Class CI, IO
4.500%	02/25/25	591	51,947
Series 2010-49, Class SC
12.302%(c)	03/25/40	356	417,725
Series 2010-54, Class PA
4.500%	04/25/39	109	111,137
Series 2010-64, Class DM
5.000%	06/25/40	580	632,167
Series 2010-79, Class NA
4.500%	05/25/36	140	141,987
Series 2010-102, Class S, IO
6.371%(c)	09/25/40	145	30,792
Series 2010-107, Class PS, IO
6.451%(c)	06/25/40	708	103,761
Series 2010-107, Class SP, IO
6.471%(c)	06/25/40	263	38,714
Series 2010-131, Class SA, IO
6.421%(c)	11/25/40	534	89,931
Series 2010-139, Class SA, IO
5.851%(c)	12/25/40	788	111,638
Series 2010-156, Class BA
4.000%	10/25/31	74	74,913
Series 2011-8, Class AK
4.000%	09/25/35	90	89,682
Series 2011-18, Class UA
4.000%	08/25/38	335	347,826
Series 2011-22, Class MA
6.500%	04/25/38	649	731,185
Series 2011-39, Class ZA
6.000%	11/25/32	836	926,805
Series 2011-40, Class LJ
4.500%	01/25/34	13	12,905
Series 2011-52, Class GB
5.000%	06/25/41	920	996,320

SEE NOTES TO FINANCIAL STATEMENTS.

A328

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2011-52, Class KB
5.500%	06/25/41	1,535	$1,700,625
Series 2011-70, Class CL
3.000%	08/25/26	30	30,567
Series 2011-86, Class KS, IO
5.771%(c)	09/25/41	523	63,028
Series 2011-93, Class ES, IO
6.321%(c)	09/25/41	171	22,621
Series 2011-101, Class SC, IO
6.321%(c)	10/25/40	359	54,901
Series 2011-118, Class CS, IO
6.321%(c)	10/25/39	290	44,645
Series 2011-124, Class DS, IO
6.371%(c)	08/25/40	210	40,724
Series 2012-11, Class PN
4.000%	11/25/40	9	8,828
Series 2012-14, Class LS, IO
6.321%(c)	03/25/42	157	36,435
Series 2012-30, Class MS, IO
6.271%(c)	04/25/42	651	145,525
Series 2012-36, Class SB, IO
6.271%(c)	04/25/42	553	123,750
Series 2012-36, Class SN, IO
6.271%(c)	04/25/42	565	128,047
Series 2012-42, Class PS, IO
6.401%(c)	08/25/41	262	47,671
Series 2012-63, Class DS, IO
6.385%(c)	03/25/39	698	141,308
Series 2012-73, Class LS, IO
5.871%(c)	06/25/39	1,303	267,335
Series 2012-74, Class AS, IO
5.871%(c)	03/25/39	804	163,295
Series 2012-76, Class DS, IO
6.385%(c)	05/25/39	187	37,702
Series 2012-83, Class LS, IO
5.221%(c)	08/25/42	454	77,029
Series 2012-84, Class QS, IO
6.471%(c)	09/25/31	200	45,925
Series 2012-98, Class SA, IO
5.885%(c)	05/25/39	367	68,793
Series 2012-110, Class MS, IO
5.835%(c)	10/25/42	154	33,217
Series 2012-114, Class DS, IO
5.935%(c)	08/25/39	446	89,166
Series 2012-115, Class DS, IO
5.921%(c)	10/25/42	1,061	225,634
Series 2012-120, Class SE, IO
6.035%(c)	02/25/39	541	106,432
Series 2012-124, Class DS, IO
5.985%(c)	04/25/40	193	39,265
Series 2012-132, Class US
11.790%(c)	12/25/42	62	63,656
Series 2012-137, Class SN, IO
5.921%(c)	12/25/42	597	118,745
Series 2012-145, Class IM, IO
4.500%	01/25/43	107	22,821
Series 2012-147, Class SA, IO
5.921%(c)	01/25/43	360	74,472

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2013-2, Class S, IO
5.971%(c)	02/25/43	561	$129,315
Series 2013-4, Class AJ
3.500%	02/25/43	1,443	1,447,453
Series 2013-4, Class PC
2.000%	06/25/42	2,005	1,878,400
Series 2013-5, Class EZ
2.000%	08/25/42	180	137,793
Series 2013-9, Class SG, IO
6.035%(c)	03/25/39	293	62,731
Series 2013-27, Class UZ
3.000%	04/25/43	456	359,712
Series 2013-29, Class QZ
4.000%	04/25/43	118	106,055
Series 2013-31, Class NZ
3.000%	04/25/43	195	153,655
Series 2013-33, Class DZ
3.500%	08/25/42	55	44,450
Series 2013-33, Class YZ
3.000%	04/25/43	117	91,201
Series 2013-83, Class CA
3.500%	10/25/37	1,772	1,825,079
Series 2013-96, Class YA
3.500%	09/25/38	2,311	2,349,511
Series G93-17, Class S, IO
8.821%(c)	04/25/23	419	80,056
Fannie Mae Whole Loan,
Series 1999-W4, Class A9
6.250%	02/25/29	535	600,663
Series 2001-W3, Class A
7.000%(c)	09/25/41	638	729,064
Series 2002-W6, Class 2A1
6.516%(c)	06/25/42	355	412,067
Series 2003-W2, Class 2A9
5.900%	07/25/42	225	248,072
Series 2003-W3, Class 2A5
5.356%	06/25/42	511	555,057
Series 2003-W6, Class 1A41
5.398%	10/25/42	1,761	1,900,925
Series 2003-W6, Class 3A
6.500%	09/25/42	423	473,009
Series 2003-W10, Class 3A5
4.299%	06/25/43	1,855	1,942,253
Series 2003-W12, Class 2A7
4.680%	06/25/43	509	550,330
Series 2004-W2, Class 2A2
7.000%	02/25/44	483	559,276
Series 2004-W2, Class 5A
7.500%	03/25/44	563	658,965
Series 2004-W6, Class 3A4
6.500%	07/25/34	958	1,045,278
Series 2004-W8, Class 2A
6.500%	06/25/44	553	637,840
Series 2004-W11, Class 1A1
6.000%	05/25/44	2,139	2,483,156
Series 2004-W12, Class 1A2
6.500%	07/25/44	1,275	1,429,613
Series 2005-W1, Class 1A2

SEE NOTES TO FINANCIAL STATEMENTS.

A329

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
6.500%	10/25/44	440	$513,463
Series 2005-W4, Class 1A1
6.000%	08/25/35	360	402,514
Series 2007-W7, Class 2A2, IO
6.351%(c)	07/25/37	76	17,459
Series 2007-W10, Class 2A
6.288%(c)	08/25/47	570	642,026
Series 2009-W1, Class A
6.000%	12/25/49	1,058	1,204,713
Federal Deposit Insurance Corp.,
Series 2013-N1, Class A, 144A
4.500%	10/25/18	236	238,992
FHLMC Structured Pass-Through Securities,
Series T-58, Class 3A
7.000%	09/25/43	893	1,011,294
FHLMC-GNMA,
Series 24, Class ZE
6.250%	11/25/23	550	610,767
First Horizon Mortgage Pass-Through Trust,
Series 2003-7, Class 2A1
4.500%	09/25/18	56	57,241
Series 2003-AR3, Class 3A1
2.565%(c)	09/25/33	760	752,687
Freddie Mac REMICS,
Series 1049, Class S
38.569%(c)	02/15/21	15	28,455
Series 1621, Class J
6.400%	11/15/23	165	184,054
Series 1630, Class PK
6.000%	11/15/23	441	490,521
Series 1675, Class KZ
6.500%	02/15/24	389	431,045
Series 1680, Class PK
6.500%	02/15/24	487	540,020
Series 1695, Class EB
7.000%	03/15/24	542	618,557
Series 1980, Class Z
7.000%	07/15/27	592	677,282
Series 2353, Class KZ
6.500%	09/15/31	689	768,952
Series 2378, Class PE
5.500%	11/15/16	180	189,441
Series 2535, Class AW
5.500%	12/15/32	349	381,697
Series 2557, Class HL
5.300%	01/15/33	1,835	2,002,581
Series 2595, Class DC
5.000%	04/15/23	1,295	1,407,100
Series 2595, Class GC
5.500%	04/15/23	462	510,045
Series 2600, Class MD
5.500%	06/15/32	37	36,917
Series 2611, Class TM
10.000%(c)	05/15/33	95	96,327
Series 2626, Class JC
5.000%	06/15/23	1,605	1,749,050
Series 2628, Class AB
4.500%	06/15/18	189	199,863

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2630, Class FL
0.682%(c)	06/15/18	208	$209,624
Series 2643, Class SA
44.315%(c)	03/15/32	66	139,707
Series 2649, Class VB
5.500%	10/15/22	168	169,414
Series 2661, Class FG
0.632%(c)	03/15/17	90	90,421
Series 2684, Class PO, PO
0.864%(s)	01/15/33	267	266,739
Series 2691, Class VU
5.500%	08/15/23	864	891,019
Series 2694, Class QH
4.500%	03/15/32	30	29,976
Series 2707, Class KJ
5.000%	11/15/18	56	57,802
Series 2764, Class UG
5.000%	03/15/34	1,360	1,455,634
Series 2793, Class PD
5.000%	12/15/32	464	477,565
Series 2832, Class PE
5.500%	01/15/33	55	55,237
Series 2862, Class GB
5.000%	09/15/24	472	513,181
Series 2864, Class NB
5.500%	07/15/33	1,141	1,238,873
Series 2885, Class LZ
6.000%	11/15/34	1,068	1,223,333
Series 2893, Class PE
5.000%	11/15/34	915	991,228
Series 2901, Class VU
5.000%	06/15/18	1,070	1,108,025
Series 2906, Class SW, IO
6.518%(c)	11/15/34	46	2,890
Series 2922, Class SU
13.935%(c)	02/15/35	126	155,429
Series 2980, Class QA
6.000%	05/15/35	942	1,055,442
Series 2990, Class SR, IO
6.468%(c)	03/15/35	1,811	281,900
Series 3005, Class ED
5.000%	07/15/25	889	978,611
Series 3017, Class OC, PO
1.187%(s)	08/15/25	403	396,274
Series 3045, Class DI, IO
6.548%(c)	10/15/35	543	97,171
Series 3080, Class VB
5.000%	06/15/25	773	796,850
Series 3126, Class AO, PO
2.420%(s)	03/15/36	373	341,130
Series 3155, Class PS, IO
6.968%(c)	05/15/36	182	27,686
Series 3171, Class OJ, PO
1.170%(s)	06/15/36	14	10,695
Series 3187, Class Z
5.000%	07/15/36	1,667	1,801,351
Series 3201, Class IN, IO
6.068%(c)	08/15/36	1,823	252,979

SEE NOTES TO FINANCIAL STATEMENTS.

A330

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 3218, Class AS, IO
6.398%(c)	09/15/36	65	$10,394
Series 3218, Class HS, IO
7.018%(c)	09/15/26	1,030	166,397
Series 3236, Class IS, IO
6.468%(c)	11/15/36	91	14,529
Series 3237, Class BO, PO
1.842%(s)	11/15/36	537	411,706
Series 3240, Class S, IO
6.438%(c)	11/15/36	213	33,292
Series 3244, Class SB, IO
6.478%(c)	11/15/36	65	10,290
Series 3279, Class SD, IO
6.248%(c)	02/15/37	19	2,529
Series 3306, Class TB
2.932%(c)	04/15/37	64	61,604
Series 3306, Class TC
2.392%(c)	04/15/37	56	53,226
Series 3370, Class SH, IO
6.268%(c)	10/15/37	31	4,356
Series 3383, Class KB
5.500%	11/15/27	1,140	1,273,190
Series 3385, Class SN, IO
5.818%(c)	11/15/37	418	58,870
Series 3387, Class SB, IO
6.238%(c)	11/15/37	184	25,491
Series 3405, Class PE
5.000%	01/15/38	975	1,055,983
Series 3443, Class PT
6.500%	03/15/37	1,676	1,904,104
Series 3564, Class JA
4.000%	01/15/18	224	235,460
Series 3593, Class SL, IO
6.218%(c)	11/15/24	975	114,840
Series 3605, Class NC
5.500%	06/15/37	955	1,041,811
Series 3609, Class SA, IO
6.158%(c)	12/15/39	1,853	356,741
Series 3628, Class A
5.000%	06/15/38	101	103,398
Series 3648, Class CY
4.500%	03/15/30	1,400	1,467,774
Series 3654, Class AU
7.000%	10/15/27	89	92,456
Series 3656, Class LV
5.000%	05/15/21	1,287	1,360,531
Series 3662, Class PJ
5.000%	04/15/40	1,390	1,471,850
Series 3673, Class SA, IO
6.238%(c)	05/15/40	60	8,310
Series 3677, Class PB
4.500%	05/15/40	2,045	2,162,536
Series 3688, Class GT
7.181%(c)	11/15/46	482	579,186
Series 3692, Class PS, IO
6.418%(c)	05/15/38	141	18,090
Series 3737, Class LI, IO
4.500%	05/15/24	311	29,504

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 3739, Class MC
4.000%	11/15/38	1,270	$1,273,429
Series 3740, Class SB, IO
5.818%(c)	10/15/40	991	168,971
Series 3747, Class HI, IO
4.500%	07/15/37	867	101,199
Series 3784, Class S, IO
6.418%(c)	07/15/23	1,518	211,340
Series 3819, Class SH, IO
6.288%(c)	06/15/40	287	41,523
Series 3827, Class H
4.000%	09/15/37	106	107,581
Series 3835, Class KA
4.000%	05/15/37	197	203,596
Series 3845, Class KP
4.000%	04/15/38	141	143,544
Series 3852, Class QN
5.500%(c)	05/15/41	698	727,892
Series 3852, Class TP
5.500%(c)	05/15/41	774	812,877
Series 3855, Class HI, IO
4.000%	02/15/26	1,584	161,187
Series 3859, Class JB
5.000%	05/15/41	1,350	1,458,553
Series 3877, Class EL
4.000%	08/15/38	44	44,575
Series 3877, Class EM
4.000%	08/15/38	13	13,125
Series 3884, Class AD
4.000%	08/15/38	174	177,163
Series 3919, Class LS, IO
6.283%(c)	09/15/41	146	32,712
Series 3939, Class JA
4.000%	12/15/37	10	10,226
Series 3960, Class SJ, IO
6.468%(c)	08/15/40	153	29,883
Series 3973, Class SG, IO
6.468%(c)	04/15/30	308	47,606
Series 3984, Class NS, IO
6.418%(c)	01/15/40	268	47,593
Series 3989, Class SJ, IO
5.768%(c)	01/15/42	367	73,632
Series 3997, Class HS, IO
6.368%(c)	03/15/38	535	87,430
Series 4001, Class SD, IO
7.018%(c)	02/15/36	191	33,077
Series 4010, Class JS, IO
6.418%(c)	03/15/32	115	20,971
Series 4013, Class SB, IO
6.268%(c)	03/15/42	180	38,875
Series 4019, Class SC, IO
6.268%(c)	03/15/42	792	178,136
Series 4027, Class SW, IO
5.738%(c)	04/15/42	545	105,672
Series 4030, Class IL, IO
3.500%	04/15/27	6,368	814,307
Series 4033, Class SC, IO
6.383%(c)	10/15/36	185	36,974

SEE NOTES TO FINANCIAL STATEMENTS.

A331

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 4047, Class SC, IO
6.518%(c)	04/15/31	422	$83,139
Series 4050, Class EI, IO
4.000%	02/15/39	552	110,185
Series 4057, Class BS, IO
5.883%(c)	09/15/39	414	70,331
Series 4057, Class SA, IO
5.868%(c)	04/15/39	3,802	690,368
Series 4059, Class SP, IO
6.368%(c)	06/15/42	1,362	304,328
Series 4061, Class HS, IO
6.518%(c)	08/15/31	246	48,408
Series 4073, Class AS, IO
5.883%(c)	08/15/38	444	78,820
Series 4077, Class SM, IO
6.518%(c)	08/15/40	173	36,756
Series 4080, Class SA, IO
5.818%(c)	07/15/42	232	44,848
Series 4084, Class GS, IO
5.868%(c)	04/15/39	1,285	236,193
Series 4086, Class TS, IO
5.918%(c)	04/15/37	459	74,402
Series 4097, Class SL, IO
5.968%(c)	06/15/41	448	82,622
Series 4100, Class KJ
3.500%	08/15/42	24	22,622
Series 4104, Class SC, IO
5.868%(c)	09/15/42	311	78,416
Series 4116, Class MS, IO
6.033%(c)	11/15/39	206	42,374
Series 4119, Class SC, IO
5.968%(c)	10/15/42	1,050	218,257
Series 4122, Class SJ, IO
5.968%(c)	12/15/40	660	133,918
Series 4123, Class SB, IO
5.983%(c)	10/15/42	430	99,246
Series 4132, Class SE, IO
6.018%(c)	12/15/40	178	35,465
Series 4152, Class SG, IO
6.318%(c)	02/15/42	1,139	254,327
Series 4165, Class ZA
3.500%	02/15/43	32	27,494
Series 4238, Class SH
6.907%(c)	08/15/43	121	101,564
Freddie Mac Strips,
Series 279, Class 35
3.500%	09/15/42	1,633	1,635,105
Series 304, Class C32, IO
3.000%	12/15/27	4,590	560,697
GMAC Mortgage Corp. Loan Trust,
Series 2003-J10, Class A1
4.750%	01/25/19	243	241,928
Government National Mortgage Assoc.,
Series 2002-41, Class HS, IO
6.818%(c)	06/16/32	985	192,352
Series 2002-84, Class PH
6.000%	11/16/32	1,575	1,756,616
Series 2003-25, Class PZ

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
5.500%	04/20/33	1,062	$1,175,126
Series 2003-58, Class PC
5.000%	07/20/33	1,793	1,972,485
Series 2003-86, Class ZC
4.500%	10/20/33	800	825,833
Series 2004-19, Class KE
5.000%	03/16/34	1,460	1,595,904
Series 2004-28, Class ST, IO
1.080%(c)	04/20/34	7,765	151,444
Series 2004-30, Class UC
5.500%	02/20/34	1,031	1,124,513
Series 2004-86, Class SP, IO
5.933%(c)	09/20/34	1,655	250,874
Series 2004-88, Class ES, IO
5.920%(c)	06/17/34	1,680	236,808
Series 2005-7, Class NL, IO
6.568%(c)	03/17/33	21	3,243
Series 2005-30, Class WD
6.000%	07/20/33	737	808,522
Series 2006-23, Class S, IO
6.333%(c)	01/20/36	1,410	148,634
Series 2006-26, Class S, IO
6.333%(c)	06/20/36	1,148	175,156
Series 2006-38, Class SG, IO
6.483%(c)	09/20/33	1,201	68,326
Series 2007-16, Class KU, IO
6.483%(c)	04/20/37	1,427	247,015
Series 2007-24, Class SA, IO
6.343%(c)	05/20/37	2,968	387,084
Series 2007-35, Class TE
6.000%	06/20/37	1,660	1,854,097
Series 2007-53, Class GB
5.500%	10/20/33	47	47,176
Series 2007-58, Class SD, IO
6.323%(c)	10/20/37	1,819	304,819
Series 2007-59, Class SP, IO
6.503%(c)	04/20/37	1,400	194,610
Series 2008-36, Class AY
5.000%	04/16/23	530	591,303
Series 2008-47, Class ML
5.250%	06/16/38	760	826,914
Series 2008-62, Class SA, IO
5.983%(c)	07/20/38	849	121,647
Series 2008-73, Class SK, IO
6.573%(c)	08/20/38	1,772	314,918
Series 2008-79, Class SA, IO
7.383%(c)	09/20/38	930	154,929
Series 2009-6, Class CI, IO
6.500%	11/16/38	441	69,225
Series 2009-16, Class SJ, IO
6.633%(c)	05/20/37	1,909	352,174
Series 2009-36, Class IE, IO
1.000%(c)	09/20/38	4,648	118,087
Series 2009-41, Class GS, IO
5.868%(c)	06/16/39	81	12,126
Series 2009-65, Class LB
6.000%	07/16/39	403	445,827
Series 2009-77, Class CS, IO

SEE NOTES TO FINANCIAL STATEMENTS.

A332

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
6.818%(c)	06/16/38	2,287	$328,565
Series 2009-81, Class A
5.750%	09/20/36	472	523,229
Series 2009-83, Class TS, IO
5.933%(c)	08/20/39	863	116,301
Series 2009-106, Class ST, IO
5.833%(c)	02/20/38	1,526	229,383
Series 2009-106, Class XL, IO
6.583%(c)	06/20/37	1,488	254,854
Series 2009-118, Class XU
5.000%	12/20/20	729	801,777
Series 2009-127, Class IA, IO
0.450%(c)	09/20/38	7,653	87,816
Series 2010-4, Class SB, IO
6.318%(c)	08/16/39	2,172	260,184
Series 2010-14, Class AO, PO
2.725%(s)	12/20/32	174	162,980
Series 2010-14, Class DO, PO
1.638%(s)	03/20/36	161	159,849
Series 2010-14, Class EO, PO
0.053%(s)	06/16/33	2	2,056
Series 2010-14, Class QP
6.000%	12/20/39	244	259,922
Series 2010-31, Class SK, IO
5.933%(c)	11/20/34	853	123,759
Series 2010-85, Class ID, IO
6.000%	09/20/39	1,258	230,515
Series 2010-129, Class AW
6.128%(c)	04/20/37	2,219	2,476,008
Series 2010-157, Class OP, PO
3.789%(s)	12/20/40	1,119	891,025
Series 2011-75, Class GP
4.000%	05/20/41	1,848	1,890,535
Series 2012-93, Class MS, IO
6.483%(c)	07/20/42	113	22,673
Series 2012-H31, Class FD
0.526%(c)	12/20/62	1,670	1,650,494
Series 2013-165, Class ST, IO
5.983%(c)	11/20/43	245	32,708
Series 2013-H04, Class BA
1.650%	02/20/63	1,586	1,541,008
Series 2013-H05, Class FB
0.586%(c)	02/20/62	1,520	1,511,181
Greenpoint Mortgage Funding Trust,
Series 2005-AR4, Class 4A1A
0.489%(c)	10/25/45	499	382,348
GSR Mortgage Loan Trust,
Series 2003-7F, Class 1A4
5.250%	06/25/33	337	341,480
Series 2004-11, Class 1A1
2.688%(c)	09/25/34	197	184,363
Series 2004-6F, Class 2A4
5.500%	05/25/34	354	370,538
Series 2006-3F, Class 2A7
5.750%	03/25/36	204	197,292
HarborView Mortgage Loan Trust,
Series 2004-9, Class 2A
2.371%(c)	12/19/34	66	52,826

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Homestar Mortgage Acceptance Corp.,
Series 2004-4, Class A3
0.729%(c)	09/25/34	798	$794,639
JPMorgan Mortgage Trust,
Series 2004-S1, Class 3A1
5.500%	09/25/34	459	476,502
Series 2005-S2, Class 1A1
4.500%	08/25/20	9	9,172
Series 2005-S2, Class 4A3
5.500%	09/25/20	146	155,410
Series 2006-A2, Class 5A1
2.753%(c)	11/25/33	128	126,972
Series 2006-A2, Class 5A3
2.753%(c)	11/25/33	484	487,234
Series 2007-A1, Class 5A5
2.907%(c)	07/25/35	249	252,863
JPMorgan Resecuritization Trust,
Series 2010-4, Class 7A1, 144A
1.865%(c)	08/26/35	211	210,395
Lehman Mortgage Trust,
Series 2006-4, Class 3A1
5.000%	08/25/21	55	53,521
Lehman XS Trust,
Series 2005-5N, Class 3A1A
0.479%(c)	11/25/35	66	58,688
Series 2006-18N, Class A2A
0.329%(c)	12/25/36	91	78,701
MASTR Adjustable Rate Mortgages Trust,
Series 2004-8, Class 5A1
2.578%(c)	08/25/34	404	402,479
Series 2004-13, Class 3A7
2.623%(c)	11/21/34	453	463,203
MASTR Alternative Loans Trust,
Series 2003-8, Class 5A1
5.000%	11/25/18	189	198,699
Series 2003-9, Class 5A1
4.500%	12/25/18	412	422,534
Series 2004-1, Class 4A1
5.500%	02/25/34	196	205,192
Series 2004-3, Class 2A1
6.250%	04/25/34	458	474,056
Series 2005-5, Class 3A1
5.750%	08/25/35	134	117,489
MASTR Asset Securitization Trust,
Series 2003-11, Class 8A1
5.500%	12/25/33	1,328	1,387,794
Series 2004-6, Class 3A1
5.250%	07/25/19	319	327,510
Series 2004-6, Class 4A1
5.000%	07/25/19	283	293,536
Series 2004-P7, Class A6, 144A
5.500%	12/27/33	307	323,296
Series 2006-3, Class 30PO, PO
14.679%(s)	10/25/36	335	233,355
Merrill Lynch Mortgage Investors Trust,
Series 2003-F, Class A1
0.819%(c)	10/25/28	1,008	996,105
Series 2004-B, Class A1

SEE NOTES TO FINANCIAL STATEMENTS.

A333

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
0.679%(c)	05/25/29	823	$797,776
Series 2004-HB1, Class A3
2.202%(c)	04/25/29	260	256,310
Morgan Stanley Dean Witter Capital I, Inc., Trust,
Series 2003-HYB1, Class A3
1.705%(c)	03/25/33	613	606,929
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A6
2.471%(c)	09/25/34	410	402,220
PHH Mortgage Capital LLC,
Series 2008-CIM2, Class 5A1
6.000%	07/25/38	462	476,937
Prime Mortgage Trust,
Series 2004-2, Class A2
4.750%	11/25/19	268	277,531
Series 2004-CL1, Class 1A1
6.000%	02/25/34	447	470,431
RAAC,
Series 2005-SP1, Class 2A1
5.250%	09/25/34	453	460,192
Residential Accredit Loans, Inc.,
Series 2003-QS16, Class A1
5.000%	08/25/18	122	125,171
Series 2003-QS20, Class A1
5.000%	11/25/18	80	82,288
Series 2004-QS3, Class CB
5.000%	03/25/19	325	335,210
Residential Asset Securitization Trust,
Series 2004-IP2, Class 1A1
2.605%(c)	12/25/34	298	298,178
Residential Funding Mortgage Securities I,
Series 2003-S4, Class A4
5.750%	03/25/33	270	273,479
Series 2006-S9, Class A1
6.250%	09/25/36	165	150,155
Series 2006-S12, Class 2A2
6.000%	12/25/36	188	182,173
Sequoia Mortgage Trust,
Series 2004-8, Class A2
0.833%(c)	09/20/34	524	494,633
Series 2013-4, Class A1
2.325%(c)	04/25/43	227	196,678
Springleaf Mortgage Loan Trust,
Series 2012-1A, Class B1, 144A
6.000%(c)	09/25/57	350	354,849
Series 2012-2A, Class A, 144A
2.220%(c)	10/25/57	571	581,581
Series 2012-2A, Class B1, 144A
6.000%(c)	10/25/57	250	249,627
Series 2012-3A, Class A, 144A
1.570%(c)	12/25/59	258	256,722
Series 2012-3A, Class M3, 144A
4.440%(c)	12/25/59	101	100,982
Series 2012-3A, Class M4, 144A
5.300%(c)	12/25/59	79	79,765
Series 2013-1A, Class A, 144A
1.270%(c)	06/25/58	769	767,223
Series 2013-1A, Class B1, 144A

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
5.580%(c)	06/25/58	100	$99,485
Series 2013-1A, Class M3, 144A
3.790%(c)	06/25/58	159	151,116
Series 2013-1A, Class M4, 144A
4.440%(c)	06/25/58	100	95,286
Series 2013-2A, Class M1, 144A
3.520%(c)	12/25/65	1,107	1,088,626
Series 2013-2A, Class M2, 144A
4.480%(c)	12/25/65	1,075	1,058,677
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-6, Class 5A4
4.886%(c)	06/25/34	225	223,580
Series 2004-9XS, Class A
0.549%(c)	07/25/34	1,961	1,810,931
Structured Asset Mortgage Investments II Trust,
Series 2004-AR1, Class 1A1
0.881%(c)	03/19/34	1,611	1,580,593
Structured Asset Securities Corp.,
Series 2003-22A, Class 3A
2.616%(c)	06/25/33	167	166,034
Series 2003-26A, Class 3A5
2.449%(c)	09/25/33	686	671,764
Series 2003-29, Class 1A1
4.750%	09/25/18	213	218,237
Series 2003-32, Class 5A1
5.843%(c)	11/25/33	160	167,720
Series 2004-7, Class 2A1
5.479%(c)	05/25/24	295	303,585
Thornburg Mortgage Securities Trust,
Series 2004-3, Class A
0.919%(c)	09/25/44	233	223,389
0.906%	09/25/44	558	533,606
Vendee Mortgage Trust,
Series 1996-2, Class 1Z
6.750%	06/15/26	373	429,628
Washington Mutual Mortgage Pass-Through Certificates,
Series 2003-S1, Class A5
5.500%	04/25/33	394	400,035
Series 2003-AR4, Class A7
2.370%(c)	05/25/33	332	335,745
Series 2004-S3, Class 3A2
6.000%	07/25/34	511	527,034
Wells Fargo Mortgage Backed Securities Trust,
Series 2003-F, Class A1
2.490%(c)	06/25/33	221	220,125
Series 2004-B, Class A1
4.855%(c)	02/25/34	95	95,023
Series 2004-EE, Class 2A2
2.623%(c)	12/25/34	541	546,755
Series 2004-O, Class A1
4.964%(c)	08/25/34	349	354,981
Series 2005-16, Class A8
5.750%	01/25/36	62	63,772
Series 2005-16, Class A16
5.750%	01/25/36	16	16,185
Series 2005-AR9, Class 3A1
2.654%(c)	06/25/34	400	401,849
Series 2006-3, Class A9

SEE NOTES TO FINANCIAL STATEMENTS.

A334

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
5.500%	03/25/36	25	$24,641
Series 2006-11, Class A8
6.000%	09/25/36	158	149,871
Series 2006-17, Class A1
5.500%	11/25/21	89	90,737
Series 2007-11, Class A85
6.000%	08/25/37	365	343,673
Series 2007-11, Class A96
6.000%	08/25/37	44	40,976
Series 2007-3, Class 3A1
5.500%	04/25/22	20	20,208
Series 2007-7, Class A49
6.000%	06/25/37	490	460,598
Series 2007-8, Class 2A8
6.000%	07/25/37	298	283,297

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $202,082,608)			203,461,434

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.9%
Fannie Mae Principal Strip, MTN, PO
3.415%(s)	05/15/30	1,750	838,262
Federal Home Loan Mortgage Corp.
2.260%(c)	10/01/36	162	172,157
3.500%	09/01/32-04/01/33	7,708	7,746,455
4.000%	02/01/26-10/01/42	4,765	4,938,166
5.000%	11/01/23	838	887,798
5.500%	12/01/24-06/01/35	3,129	3,396,975
6.000%	12/01/23-12/01/36	2,384	2,645,956
6.500%	10/01/22-05/01/37	2,318	2,587,582
7.000%	09/01/36-11/01/37	1,686	1,880,340
8.000%	02/01/38	190	221,674
Federal National Mortgage Assoc.
1.400%	07/01/17	1,460	1,466,381
1.735%	05/01/20	1,820	1,742,990
1.770%	02/01/20	2,553	2,491,378
2.010%	06/01/20	2,000	1,953,543
2.140%	04/01/19	1,700	1,704,291
2.180%	07/01/20	1,912	1,875,618
2.263%(s)	07/05/14	2,800	2,796,928
2.330%	01/01/23	1,960	1,830,109
2.340%	12/01/22	2,314	2,159,960
2.350%	05/01/23	1,479	1,373,851
2.370%	12/01/22	1,586	1,476,026
2.390%	12/01/22	2,130	1,999,545
2.490%	10/01/17	955	989,623
2.520%	05/01/23	2,000	1,834,483
2.570%	03/01/23	1,975	1,869,081
2.667%	12/01/22	1,766	1,691,909
2.710%	10/01/22	2,245	2,160,350
2.750%	03/01/22	1,301	1,274,749
2.960%	04/01/22	1,945	1,919,562
3.030%	12/01/21	1,771	1,764,478
3.380%	01/01/18	1,430	1,519,297
3.416%	10/01/20	1,195	1,234,343
3.440%	11/01/23	2,410	2,396,529

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.460%(s)	06/01/17	1,675	$1,596,734
3.500%	07/01/32-08/01/43	26,389	26,082,826
3.590%	10/01/20	1,397	1,461,953
3.690%	11/01/23	1,345	1,364,186
3.740%	06/01/18	1,678	1,817,445
3.810%	01/01/19	1,303	1,375,669
4.000%	07/01/42-06/01/43	4,656	4,750,056
4.010%	08/01/21	1,716	1,813,869
4.340%	04/01/20	1,840	1,996,309
4.506%	06/01/19	2,530	2,773,601
5.000%	12/01/19-10/01/39	5,191	5,609,164
5.500%	01/01/19-01/01/38	1,528	1,659,079
6.000%	09/01/19-08/01/37	6,614	7,335,312
6.288%(c)	09/01/37	182	194,961
6.500%	09/01/22-10/01/38	2,010	2,227,535
7.000%	05/01/17-04/01/37	356	390,110
8.000%	12/01/36	1,575	1,756,469
Financing Corp. Strip, Debs., PO
3.111%(s)	04/05/19	1,500	1,331,675
Government National Mortgage Assoc.
6.000%	09/20/36-03/20/41	1,428	1,562,993
6.500%	10/15/23-12/20/40	3,531	3,942,611
7.000%	10/20/38-12/20/38	812	924,004
7.500%	01/20/35	343	397,114
8.000%	05/20/32	1,035	1,164,769
Residual Funding Corp., PO
3.577%(s)	07/15/20	2,400	2,002,987
Tennessee Valley Authority
4.875%	01/15/48	885	861,158
5.880%	04/01/36	3,430	3,973,394
Tennessee Valley Authority Principal Strip
3.840%(s)	06/15/35	1,260	438,120

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $151,200,083)			147,644,492

U.S. TREASURY OBLIGATIONS — 6.1%
U.S. Treasury Bonds
3.125%	05/15/21(k)	90	93,818
3.625%	08/15/43(a)	1,572	1,484,558
4.500%	11/15/15-02/15/36	5,500	5,964,064
8.125%	05/15/21	5,000	6,921,485
U.S. Treasury Notes
1.000%	06/30/19	7,800	7,417,316
1.250%	10/31/18(a)	310	303,921
1.625%	08/15/22	12,450	11,311,024
2.500%	04/30/15-08/15/23	8,671	8,830,023
2.750%	11/15/23(a)	2,210	2,162,001
3.750%	11/15/43	170	164,316
4.250%	11/15/17	4,000	4,453,752
8.750%	08/15/20	7,500	10,525,785
U.S. Treasury Strip Coupon
0.550%(s)	02/15/15(a)	3,000	2,993,427
1.095%(s)	08/15/16	15,000	14,748,120
1.372%(s)	11/15/19(a)	10,000	8,818,980
1.376%(s)	02/15/18(a)	5,000	4,715,335
1.466%(s)	11/15/17(a)	5,000	4,755,150
1.643%(s)	02/15/21(a)	34,220	28,447,223
1.821%(s)	02/15/20(a)	10,200	8,898,562

SEE NOTES TO FINANCIAL STATEMENTS.

A335

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. TREASURY OBLIGATIONS (continued)
2.494%(s)	11/15/28	3,000	$1,701,006
2.595%(s)	11/15/26	1,800	1,125,387
2.660%(s)	05/15/20	7,259	6,266,651
2.749%(s)	08/15/20(a)	6,500	5,544,461
2.797%(s)	02/15/23	7,800	5,895,380
2.956%(s)	02/15/29	6,460	3,619,422
3.428%(s)	08/15/17	5,000	4,793,010
3.501%(s)	08/15/19(a)	10,390	9,258,934
3.685%(s)	08/15/18(a)	8,500	7,868,543
4.165%(s)	02/15/30(a)	4,000	2,136,008
4.357%(s)	11/15/29(a)	3,000	1,621,209
4.721%(s)	11/15/27(a)	3,000	1,783,119

TOTAL U.S. TREASURY OBLIGATIONS (cost $187,951,097)			184,621,990

TOTAL LONG-TERM INVESTMENTS (cost $2,410,889,232)			2,672,082,139

SHORT-TERM INVESTMENTS — 19.2%
AFFILIATED MONEY MARKET MUTUAL FUND — 17.4%		Shares
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $524,204,789; includes $226,968,915 of cash collateral for securities on loan)(b)(w)(Note 4)		524,204,789	524,204,789

		Principal Amount (000)#
U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.2%
Fannie Mae Discount Notes
0.071%	01/02/14	25,000	25,000,000
Freddie Mac Discount Notes
0.065%	01/06/14	12,000	11,999,960

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $36,999,843)			36,999,960

U.S. TREASURY OBLIGATIONS(n) — 0.6%
U.S. Treasury Bills
0.005%	01/23/14(k)	15	15,000
0.010%	01/23/14(k)	115	114,998
0.030%	01/23/14(k)	10	10,000
0.061%	01/23/14(k)	15	15,000
0.066%	01/23/14(k)	115	114,998
0.072%	06/26/14(k)	65	64,974
0.076%(s)	05/01/14(k)	35	34,994
0.078%	05/01/14(k)	665	664,885
0.083%	05/01/14(k)	20	19,997
0.084%	05/01/14(k)	20	19,997
0.085%	05/01/14(k)	15	14,997
0.086%	05/01/14(k)	35	34,994
0.087%	05/01/14(k)	40	39,993
0.090%	05/01/14(k)	30	29,995

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. TREASURY OBLIGATIONS(n) (continued)
U.S. Treasury Notes
0.250%	01/31/14(k)	15,925	$15,927,484

TOTAL U.S. TREASURY OBLIGATIONS (cost $17,121,239)			17,122,306

	Counterparty	Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
I Year Mid-Curve Option,
expiring 06/30/14, Strike Price $99.25	Goldman Sachs & Co.	EUR 22	4,331

Put Options
Interest Rate Swap Options,
Pay a fixed rate of 3.25% and receive a floating rate based on 3-month LIBOR, expiring 07/04/14	Citigroup Global Markets	5	10,636
Pay a fixed rate of 3. 63% and receive a floating rate based on 3-month LIBOR, expiring 07/05/14	Citigroup Global Markets	4	27,687
Pay a fixed rate of 2. 85% and receive a floating rate based on 3-month LIBOR, expiring 07/10/14	Morgan Stanley	7	31,372

			69,695

TOTAL OPTIONS PURCHASED (cost $44,243)			74,026

TOTAL SHORT-TERM INVESTMENTS (cost $578,370,114)			578,401,081

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 107.7% (cost $2,989,259,346)			3,250,483,220

		Shares

SECURITIES SOLD SHORT — (4.5)%
COMMON STOCKS — (4.5)%
Aerospace & Defense — (0.2)%
Boeing Co. (The)		10,228	(1,396,020)
Lockheed Martin Corp.		14,914	(2,217,115)
Raytheon Co.		14,769	(1,339,548)

			(4,952,683)

Air Freight & Logistics
C.H. Robinson Worldwide, Inc.		7,600	(443,384)
United Parcel Service, Inc. (Class B Stock)		5,272	(553,982)

			(997,366)

Auto Components
Autoliv, Inc.		5,642	(517,936)

SEE NOTES TO FINANCIAL STATEMENTS.

A336

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

SECURITIES SOLD SHORT (continued) COMMON STOCKS (continued)	Shares	Value (Note 2)

Auto Components (continued)
Gentex Corp.	17,191	$(567,131)

		(1,085,067)

Automobiles — (0.1)%
Ford Motor Co.	62,529	(964,822)
Tesla Motors, Inc.*	3,700	(556,406)

		(1,521,228)

Beverages — (0.1)%
Beam, Inc.	6,500	(442,390)
Brown-Forman Corp. (Class B Stock)	19,218	(1,452,304)

		(1,894,694)

Biotechnology — (0.1)%
Amgen, Inc.	6,422	(733,136)
Biogen Idec, Inc.*	900	(251,775)
Cepheid, Inc.*	9,200	(429,824)
Medivation, Inc.*	5,600	(357,392)
United Therapeutics Corp.*	1,499	(169,507)

		(1,941,634)

Capital Markets — (0.1)%
Ameriprise Financial, Inc.	2,030	(233,553)
Bank of New York Mellon Corp. (The)	9,320	(325,641)
BlackRock, Inc.	1,738	(550,025)
Federated Investors, Inc. (Class B Stock)	9,090	(261,792)
Franklin Resources, Inc.	15,132	(873,570)
Northern Trust Corp.	9,297	(575,391)
T. Rowe Price Group, Inc.	9,034	(756,778)

		(3,576,750)

Chemicals — (0.2)%
Cabot Corp.	14,472	(743,861)
Ecolab, Inc.	7,425	(774,205)
OM Group, Inc.*	12,309	(448,171)
Praxair, Inc.	14,032	(1,824,581)
Sigma-Aldrich Corp.	9,754	(916,974)
Valspar Corp. (The)	5,638	(401,933)

		(5,109,725)

Commercial Banks — (0.2)%
BancorpSouth, Inc.	19,921	(506,392)
Bank of Hawaii Corp.	17,884	(1,057,660)
Commerce Bancshares, Inc.	17,398	(781,344)
Cullen/Frost Bankers, Inc.	9,917	(738,122)
Fifth Third Bancorp	13,852	(291,308)
First Horizon National Corp.	20,663	(240,724)
KeyCorp.	17,800	(238,876)
Prosperity Bancshares, Inc.	5,932	(376,029)
Signature Bank*	2,800	(300,776)
Trustmark Corp.	10,921	(293,120)
U.S. Bancorp	12,990	(524,796)
UMB Financial Corp.	15,825	(1,017,231)
Valley National Bancorp	98,693	(998,773)

		(7,365,151)

Commercial Services & Supplies — (0.1)%
Stericycle, Inc.*	15,800	(1,835,486)

Communications Equipment
Juniper Networks, Inc.*	11,930	(269,260)

SECURITIES SOLD SHORT (continued) COMMON STOCKS (continued)	Shares	Value (Note 2)

Computers & Peripherals
Apple, Inc.	620	$(347,888)
Seagate Technology PLC	8,645	(485,503)

		(833,391)

Consumer Finance
Discover Financial Services	6,414	(358,863)

Containers & Packaging
Bemis Co., Inc.	4,320	(176,947)
MeadWestvaco Corp.	8,575	(316,675)

		(493,622)

Distributors
Genuine Parts Co.	1,410	(117,298)

Diversified Consumer Services
Graham Holdings Co.	1,906	(1,264,288)

Diversified Financial Services
CME Group, Inc.	2,800	(219,688)

Diversified Telecommunication Services — (0.1)%
AT&T, Inc.	68,565	(2,410,745)

Electric Utilities — (0.1)%
Entergy Corp.	11,260	(712,420)
Exelon Corp.	23,200	(635,448)
FirstEnergy Corp.	7,556	(249,197)
Northeast Utilities	6,200	(262,818)
Southern Co. (The)	55,229	(2,270,464)

		(4,130,347)

Electrical Equipment — (0.1)%
Rockwell Automation, Inc.	13,034	(1,540,097)

Electronic Equipment, Instruments & Components — (0.1)%
IPG Photonics Corp.*	10,900	(845,949)
National Instruments Corp.	37,300	(1,194,346)
Trimble Navigation Ltd.*	22,000	(763,400)

		(2,803,695)

Energy Equipment & Services
Diamond Offshore Drilling, Inc.	8,795	(500,611)
Nabors Industries Ltd.	19,443	(330,337)
Tenaris SA (Luxembourg), ADR	7,934	(346,636)

		(1,177,584)

Food & Staples Retailing — (0.1)%
Safeway, Inc.	7,979	(259,876)
Sysco Corp.	26,347	(951,127)
United Natural Foods, Inc.*	7,790	(587,288)
Walgreen Co.	10,280	(590,483)
Wal-Mart Stores, Inc.	14,700	(1,156,743)

		(3,545,517)

Food Products — (0.1)%
Hershey Co. (The)	15,554	(1,512,315)
Mead Johnson Nutrition Co.	9,076	(760,206)

		(2,272,521)

Gas Utilities
ONEOK, Inc.	7,690	(478,164)

Health Care Equipment & Supplies — (0.2)%
Becton, Dickinson & Co.	3,368	(372,130)

SEE NOTES TO FINANCIAL STATEMENTS.

A337

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

SECURITIES SOLD SHORT (continued) COMMON STOCKS (continued)	Shares	Value (Note 2)

Health Care Equipment & Supplies (continued)
C.R. Bard, Inc.	4,652	$(623,089)
Cooper Cos., Inc. (The)	3,000	(371,520)
Intuitive Surgical, Inc.*	1,300	(499,304)
Medtronic, Inc.	16,059	(921,626)
St. Jude Medical, Inc.	6,000	(371,700)
Varian Medical Systems, Inc.*	2,589	(201,139)
Zimmer Holdings, Inc.	13,778	(1,283,972)

		(4,644,480)

Health Care Providers & Services — (0.1)%
Brookdale Senior Living, Inc.*	17,700	(481,086)
Catamaran Corp.*	6,700	(318,116)
DaVita HealthCare Partners, Inc.*	6,800	(430,916)
Express Scripts Holding Co.*	5,137	(360,823)
Laboratory Corp. of America Holdings*	5,854	(534,880)
Tenet Healthcare Corp.*	20,111	(847,075)
WellPoint, Inc.	8,188	(756,489)

		(3,729,385)

Health Care Technology
Quality Systems, Inc.	9,900	(208,494)

Healthcare Products — (0.1)%
Estee Lauder Cos., Inc. (The) (Class A Stock)	23,394	(1,762,036)

Hotels, Restaurants & Leisure — (0.1)%
Chipotle Mexican Grill, Inc.*	200	(106,556)
Choice Hotels International, Inc.	19,021	(934,121)
Darden Restaurants, Inc.	6,574	(357,428)
Hyatt Hotels Corp. (Class A Stock)*	18,501	(915,059)
McDonald’s Corp.	12,920	(1,253,628)
Tim Hortons, Inc. (Canada)	5,800	(338,604)

		(3,905,396)

Household Durables
Harman International Industries, Inc.	2,050	(167,793)

Household Products — (0.1)%
Church & Dwight Co., Inc.	19,751	(1,309,096)
Clorox Co. (The)	3,700	(343,212)

		(1,652,308)

Industrial Conglomerates — (0.1)%
3M Co.	4,510	(632,528)
Danaher Corp.	7,415	(572,438)
General Electric Co.	73,991	(2,073,968)

		(3,278,934)

Insurance — (0.2)%
Arch Capital Group Ltd.*	12,449	(743,081)
Assurant, Inc.	4,510	(299,329)
Chubb Corp. (The)	13,122	(1,267,979)
Principal Financial Group, Inc.	8,730	(430,476)
Progressive Corp. (The)	68,056	(1,855,887)
Torchmark Corp.	12,011	(938,660)
W.R. Berkley Corp.	15,476	(671,504)

		(6,206,916)

Internet & Catalog Retail — (0.1)%
Groupon, Inc.*	17,674	(208,023)

SECURITIES SOLD SHORT (continued) COMMON STOCKS (continued)	Shares	Value (Note 2)

Internet & Catalog Retail (continued)
Netflix, Inc.*	4,283	$(1,576,872)

		(1,784,895)

Internet Software & Services
AOL, Inc.*	16,483	(768,437)
Rackspace Hosting, Inc.*	9,500	(371,735)
Twitter, Inc.*	2,400	(152,760)

		(1,292,932)

IT Services — (0.2)%
Automatic Data Processing, Inc.	12,178	(984,104)
International Business Machines Corp.	8,970	(1,682,503)
Paychex, Inc.	28,204	(1,284,128)
Teradata Corp.*	9,600	(436,704)
Vantiv, Inc. (Class A Stock)*	7,700	(251,097)

		(4,638,536)

Leisure Equipment & Products
Hasbro, Inc.	12,296	(676,403)
Mattel, Inc.	12,180	(579,524)

		(1,255,927)

Machinery — (0.1)%
Caterpillar, Inc.	8,762	(795,677)
Dover Corp.	15,149	(1,462,484)
Illinois Tool Works, Inc.	10,334	(868,883)
Ingersoll-Rand PLC	3,710	(228,536)

		(3,355,580)

Media — (0.2)%
AMC Networks, Inc. (Class A Stock)*	2,340	(159,377)
Charter Communications, Inc. (Class A Stock)*	2,900	(396,604)
Discovery Communications, Inc. (Class A Stock)*	8,132	(735,295)
Interpublic Group of Cos., Inc. (The)	24,905	(440,819)
News Corp. (Class B Stock)*	33,105	(590,262)
Omnicom Group, Inc.	14,122	(1,050,253)
Scripps Networks Interactive, Inc. (Class A Stock)	13,009	(1,124,108)
Twenty-First Century Fox, Inc. (Class B Stock)	23,382	(809,017)
Walt Disney Co. (The)	5,100	(389,640)

		(5,695,375)

Metals & Mining — (0.1)%
Cliffs Natural Resources, Inc.	55,199	(1,446,766)
Nucor Corp.	13,325	(711,289)
Vale SA (Brazil), ADR	30,295	(461,999)

		(2,620,054)

Multiline Retail
Family Dollar Stores, Inc.	14,400	(935,568)
Kohl’s Corp.	4,946	(280,686)

		(1,216,254)

Multi-Utilities — (0.1)%
Consolidated Edison, Inc.	8,300	(458,824)
Dominion Resources, Inc.	15,600	(1,009,164)
MDU Resources Group, Inc.	6,977	(213,147)

SEE NOTES TO FINANCIAL STATEMENTS.

A338

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

SECURITIES SOLD SHORT (continued) COMMON STOCKS (continued)	Shares	Value (Note 2)

Multi-Utilities (continued)
Public Service Enterprise Group, Inc.	21,265	$(681,331)
SCANA Corp.	4,600	(215,878)
Wisconsin Energy Corp.	18,979	(784,592)

		(3,362,936)

Oil, Gas & Consumable Fuels — (0.1)%
ConocoPhillips	7,900	(558,135)
CONSOL Energy, Inc.	11,748	(446,894)
Devon Energy Corp.	5,718	(353,773)
Exxon Mobil Corp.	5,589	(565,607)
Spectra Energy Corp.	11,221	(399,692)
WPX Energy, Inc.*	25,723	(524,235)

		(2,848,336)

Pharmaceuticals — (0.2)%
AbbVie, Inc.	15,518	(819,506)
Bristol-Myers Squibb Co.	11,150	(592,622)
Eli Lilly & Co.	26,634	(1,358,334)
Hospira, Inc.*	39,846	(1,644,843)
Merck & Co., Inc.	7,700	(385,385)
Pfizer, Inc.	40,904	(1,252,890)
Zoetis, Inc.	13,900	(454,391)

		(6,507,971)

Real Estate Investment Trusts (REITs) — (0.1)%
EastGroup Properties, Inc.	5,578	(323,134)
Hudson Pacific Properties, Inc.	20,308	(444,136)
Macerich Co. (The)	5,930	(349,218)
Omega Healthcare Investors, Inc.	9,190	(273,862)
Realty Income Corp.	9,106	(339,927)
Senior Housing Properties Trust	19,428	(431,884)
UDR, Inc.	25,040	(584,684)
Washington Real Estate Investment Trust	10,870	(253,923)
Weingarten Realty Investors	13,291	(364,439)

		(3,365,207)

Real Estate Management & Development
Brookfield Office Properties, Inc.	23,892	(459,921)

Road & Rail — (0.1)%
Heartland Express, Inc.	63,606	(1,247,950)
Knight Transportation, Inc.	15,950	(292,523)
Werner Enterprises, Inc.	25,791	(637,811)

		(2,178,284)

Semiconductors & Semiconductor Equipment — (0.3)%
Analog Devices, Inc.	20,927	(1,065,812)
Intel Corp.	78,089	(2,027,190)
Linear Technology Corp.	37,927	(1,727,575)
Microchip Technology, Inc.	34,363	(1,537,744)
Micron Technology, Inc.*	10,300	(224,128)
NVIDIA Corp.	34,735	(556,455)
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	75,389	(1,314,784)

		(8,453,688)

Software — (0.1)%
Electronic Arts, Inc.*	54,707	(1,254,979)
Red Hat, Inc.*	6,000	(336,240)
Salesforce.com, Inc.*	20,471	(1,129,794)

SECURITIES SOLD SHORT (continued) COMMON STOCKS (continued)			Shares	Value (Note 2)

Software (continued)
ServiceNow, Inc.*			6,800	$(380,868)

				(3,101,881)

Specialty Retail — (0.1)%
Abercrombie & Fitch Co. (Class A Stock)			15,000	(493,650)
Advance Auto Parts, Inc.			600	(66,408)
AutoNation, Inc.*			1,400	(69,566)
Bed Bath & Beyond, Inc.*			4,261	(342,158)
Dick’s Sporting Goods, Inc.			10,800	(627,480)
O’Reilly Automotive, Inc.*			2,815	(362,319)

				(1,961,581)

Textiles, Apparel & Luxury Goods
Fifth & Pacific Cos., Inc.*			16,000	(513,120)

Tobacco
Altria Group, Inc.			30,452	(1,169,052)

Trading Companies & Distributors — (0.1)%
Fastenal Co.			27,985	(1,329,568)
GATX Corp.			4,600	(239,982)

				(1,569,550)

TOTAL COMMON STOCKS
(proceeds received $111,812,433)				(135,101,686)

Interest Rate	Maturity Date		Principal Amount (000)#

U.S. GOVERNMENT AGENCY OBLIGATION
Federal National Mortgage Assoc. (proceeds received $1,105,584)
5.000%	TBA		1,020	(1,107,736)

TOTAL SECURITIES SOLD SHORT
(proceeds received $112,918,017)				(136,209,422)

		Counterparty	Notional Amount (000)#

OPTIONS WRITTEN*
Put Options
I Year Mid-Curve Option,
expiring 06/30/14, Strike Price $98.50 (premiums received $2,608)		Goldman Sachs & Co.	EUR 15	(331)

SEE NOTES TO FINANCIAL STATEMENTS.

A339

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Value (Note 2)
TOTAL INVESTMENTS, NET OF SECURITIES SOLD
SHORT AND OPTIONS WRITTEN — 103.2% (cost $2,876,338,721)	$3,114,273,467
Liabilities in excess of other assets(x) — (3.2)%	(95,153,495)

NET ASSETS — 100.0%	$3,019,119,972

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
ABX	Asset-Backed Securities Index
ADR	American Depositary Receipt
ASX	Australian Securities Exchange
Bobl	Bundesobligationen
CAC	French Stock Market Index
CDX	Credit Derivative Index
CMBS	Commercial Mortgage-Backed Security
CMBX	Commercial Mortgage-Backed Index
CVA	Certificate Van Aandelen (Bearer)
CVT	Convertible Security
DAX	German Stock Index
FHLMC	Federal Home Loan Mortgage Corporation
FTSE	Financial Times Stock Exchange
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
IBEX	Spanish Exchange Index
IO	Interest Only
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
NVDR	Non-Voting Depositary Receipt
PIK	Payment-in-Kind
PO	Principal Only
PRFC	Preference Shares
QMTF	Quate Multilateral Trading Facility
REIT	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduits
SPI	Swiss Performance Index

STOXX	Stock Index of Eurozone
TBA	To Be Announced
TOPIX	Tokyo Stock Price Index
TSX	Toronto Stock Exchange
XHKG	Hong Kong Stock Exchange
XNGS	NASDAQ Global Select Market
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
ZAR	South African Rand
*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $221,624,756; cash collateral of $226,968,915 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2013.
(g)	Indicates a security that has been deemed illiquid.
(i)	Represents issuer in default on interest payments and/ or principal repayment. Non-income producing security.
(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(n)	Rate shown reflects yield to maturity at purchase date.
(s)	Represents zero coupon bond or principal only securities.
Rate represents yield to maturity at purchase date.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)(1)
Long Positions:
59	90 Day Euro Dollar	Dec. 2017	$14,293,288	$14,249,975	$(43,313)
155	90 Day Euro Dollar	Mar. 2018	37,483,638	37,358,875	(124,763)
97	2 Year U.S. Treasury Notes	Mar. 2014	21,363,141	21,321,813	(41,328)
270	5 Year Euro-Bobl	Mar. 2014	46,693,768	46,218,324	(475,444)
152	5 Year U.S. Treasury Notes	Mar. 2014	18,329,828	18,135,500	(194,328)
114	10 Year Canadian Government Bonds	Mar. 2014	13,772,295	13,601,657	(170,638)
14	10 Year Euro-Bund	Mar. 2014	2,723,538	2,680,396	(43,142)
166	20 Year U.S. Treasury Bonds	Mar.2014	21,678,141	21,299,875	(378,266)

SEE NOTES TO FINANCIAL STATEMENTS.

A340

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)(1)
Long Positions (continued)
48	DAX Index	Mar. 2014	$15,053,240	$15,857,202	$803,962
24	Euro STOXX 50	Mar. 2014	970,697	1,026,166	55,469
9	FTSE 100 Index	Mar. 2014	960,240	998,170	37,930
388	Russell 2000 Mini Index	Mar. 2014	42,605,715	45,062,320	2,456,605
691	S&P 500 E-Mini	Mar. 2014	61,469,615	63,610,005	2,140,390
231	TOPIX Index	Mar. 2014	27,561,200	28,570,648	1,009,448

					5,032,582

Short Positions:
4	90 Day Euro Dollar	Jun. 2014	995,600	996,850	(1,250)
3	90 Day Euro Dollar	Sep. 2014	745,913	747,263	(1,350)
3	90 Day Euro Dollar	Dec. 2014	744,338	746,775	(2,437)
14	90 Day Euro Dollar	Mar. 2015	3,473,613	3,481,450	(7,837)
14	90 Day Euro Dollar	Jun. 2015	3,469,000	3,476,375	(7,375)
25	90 Day Euro Dollar	Sep. 2015	6,185,525	6,195,625	(10,100)
92	90 Day Euro Dollar	Dec. 2015	22,755,688	22,741,250	14,438
182	90 Day Euro Dollar	Mar. 2016	44,968,488	44,849,350	119,138
22	90 Day Euro Dollar	Jun. 2016	5,410,638	5,404,025	6,613
17	90 Day Euro Dollar	Sep. 2016	4,175,838	4,162,663	13,175
594	5 Year U.S. Treasury Notes	Mar. 2014	71,789,726	70,871,626	918,100
10	10 Year Japanese Bonds	Mar. 2014	13,675,814	13,609,344	66,470
1,091	10 Year U.S. Treasury Notes	Mar. 2014	136,297,187	134,244,141	2,053,046
2	20 Year U.S. Treasury Bonds	Mar. 2014	259,000	256,625	2,375
43	30 Year U.S. Ultra Treasury Bonds	Mar. 2014	5,946,844	5,858,750	88,094
60	ASX SPI 200 Index	Mar. 2014	7,002,634	7,122,639	(120,005)
263	CAC40 10 Euro	Jan. 2014	14,751,266	15,552,421	(801,155)
196	Euro STOXX 50	Mar. 2014	7,974,343	8,380,355	(406,012)
44	FTSE 100 Index	Mar. 2014	4,695,602	4,879,943	(184,341)
36	Hang Seng China Enterprises Index	Jan. 2014	2,489,819	2,514,656	(24,837)
89	Hang Seng Index	Jan. 2014	13,163,954	13,390,229	(226,275)
66	IBEX 35 Index	Jan. 2014	8,428,188	8,961,073	(532,885)
234	Mini MSCI Emerging Markets Index	Mar. 2014	11,591,930	11,896,560	(304,630)
2	S&P 500 E-Mini	Mar. 2014	182,250	184,110	(1,860)
94	S&P/TSX 60 Index	Mar. 2014	13,233,713	13,820,588	(586,875)

					62,225

					$5,094,807

(1)	Cash of $6,107,000 and U.S. Treasury Securities with a market value of $10,984,866 have been segregated to cover requirements for open futures contracts as of December 31, 2013.

Forward foreign currency exchange contracts outstanding at December 31, 2013:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 01/30/14	Credit Suisse First Boston Corp.	AUD	85	$78,778	$75,743	$(3,035)
Expiring 02/07/14	Royal Bank of Canada	AUD	9,849	9,272,182	8,772,072	(500,110)
Expiring 03/07/14	UBS AG	AUD	2,630	2,361,290	2,338,608	(22,682)
British Pound,
Expiring 01/24/14	Credit Suisse First Boston Corp.	GBP	128	206,409	211,928	5,519
Expiring 02/07/14	Royal Bank of Canada	GBP	949	1,513,371	1,570,570	57,199
Expiring 03/07/14	Deutsche Bank	GBP	1,252	2,044,752	2,071,828	27,076
Canadian Dollar,
Expiring 03/27/14	Citigroup Global Markets	CAD	900	849,006	845,722	(3,284)
Danish Krone,
Expiring 02/07/14	Societe Generale	DKK	3,632	658,291	669,897	11,606

SEE NOTES TO FINANCIAL STATEMENTS.

A341

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Euro,
Expiring 01/29/14	Credit Suisse First Boston Corp.	EUR	85	$114,758	$116,933	$2,175
Expiring 01/29/14	UBS AG	EUR	97	129,868	133,440	3,572
Expiring 01/29/14	UBS AG	EUR	87	117,609	119,684	2,075
Expiring 02/07/14	Bank of America	EUR	367	499,994	505,408	5,414
Expiring 02/07/14	Credit Suisse First Boston Corp.	EUR	275	368,248	378,818	10,570
Expiring 02/07/14	Hong Kong & Shanghai Bank	EUR	856	1,155,665	1,178,124	22,459
Expiring 02/07/14	Westpac Banking Corp.	EUR	327	450,094	449,577	(517)
Expiring 03/07/14	Barclays Capital Group	EUR	8,482	11,687,858	11,669,022	(18,836)
Expiring 03/07/14	Societe Generale	EUR	416	568,938	573,029	4,091
Expiring 03/07/14	UBS AG	EUR	9,296	12,791,213	12,787,769	(3,444)
Hong Kong Dollar,
Expiring 02/07/14	Goldman Sachs & Co.	HKD	4,137	533,745	533,556	(189)
Expiring 02/07/14	State Street Bank	HKD	3,879	500,400	500,231	(169)
Expiring 03/27/14	Citigroup Global Markets	HKD	926	119,404	119,383	(21)
Expiring 03/27/14	Morgan Stanley	HKD	15,788	2,036,757	2,036,186	(571)
Japanese Yen,
Expiring 02/07/14	Credit Suisse First Boston Corp.	JPY	107,082	1,074,594	1,017,019	(57,575)
Expiring 02/07/14	Deutsche Bank	JPY	87,964	872,386	835,442	(36,944)
Expiring 02/07/14	Toronto Dominion	JPY	19,662	200,128	186,735	(13,393)
Expiring 03/27/14	Barclays Capital Group	JPY	26,799	255,486	254,592	(894)
Mexican Peso,
Expiring 03/07/14	Hong Kong & Shanghai Bank	MXN	15,154	1,154,875	1,154,577	(298)
Expiring 03/07/14	UBS AG	MXN	42,155	3,187,743	3,211,686	23,943
New Zealand Dollar,
Expiring 03/07/14	Deutsche Bank	NZD	4,211	3,425,387	3,446,594	21,207
Norwegian Krone,
Expiring 01/30/14	Credit Suisse First Boston Corp.	NOK	482	80,379	79,376	(1,003)
Expiring 01/31/14	UBS AG	NOK	755	127,422	124,330	(3,092)
Expiring 02/07/14	Societe Generale	NOK	7,505	1,257,140	1,235,539	(21,601)
Expiring 03/07/14	Goldman Sachs & Co.	NOK	15,566	2,527,346	2,560,172	32,826
Polish Zloty,
Expiring 03/07/14	Morgan Stanley	PLN	13,708	4,486,626	4,519,106	32,480
Singapore Dollar,
Expiring 02/07/14	Westpac Banking Corp.	SGD	3,092	2,486,860	2,450,429	(36,431)
Expiring 03/27/14	Credit Suisse First Boston Corp.	SGD	142	113,100	112,499	(601)
Swedish Krona,
Expiring 03/27/14	Toronto Dominion	SEK	4,392	668,652	681,915	13,263
Swiss Franc,
Expiring 02/10/14	UBS AG	CHF	419	468,284	470,289	2,005
Expiring 03/07/14	Barclays Capital Group	CHF	710	785,176	796,091	10,915
Expiring 03/07/14	Hong Kong & Shanghai Bank	CHF	3,081	3,476,985	3,455,675	(21,310)
Expiring 03/07/14	UBS AG	CHF	6,092	6,826,252	6,832,103	5,851
Expiring 03/27/14	Barclays Capital Group	CHF	516	582,372	578,873	(3,499)

				$82,115,823	$81,660,570	$(455,253)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 01/30/14	Credit Suisse First Boston Corp.	AUD	85	$80,176	$75,743	$4,433
Expiring 03/07/14	Deutsche Bank	AUD	15,545	14,120,551	13,820,488	300,063
Expiring 03/27/14	Goldman Sachs & Co.	AUD	93	82,254	82,344	(90)
British Pound,
Expiring 01/22/14	Credit Suisse First Boston Corp.	GBP	516	840,616	854,345	(13,729)
Expiring 01/24/14	UBS AG	GBP	85	136,816	140,733	(3,917)
Expiring 01/24/14	UBS AG	GBP	43	69,485	71,194	(1,709)
Expiring 02/07/14	Bank of New York Mellon	GBP	564	920,882	933,781	(12,899)

SEE NOTES TO FINANCIAL STATEMENTS.

A342

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
British Pound (continued),
Expiring 02/07/14	Goldman Sachs & Co.	GBP	454	$725,455	$751,367	$(25,912)
Expiring 02/07/14	UBS AG	GBP	276	440,382	457,494	(17,112)
Expiring 03/07/14	Deutsche Bank	GBP	11,878	19,478,404	19,659,831	(181,427)
Expiring 03/07/14	Hong Kong & Shanghai Bank	GBP	621	1,016,702	1,027,542	(10,840)
Expiring 03/27/14	Goldman Sachs & Co.	GBP	718	1,169,167	1,188,294	(19,127)
Canadian Dollar,
Expiring 01/22/14	Credit Suisse First Boston Corp.	CAD	67	62,880	62,636	244
Expiring 02/07/14	Toronto Dominion	CAD	932	894,316	876,801	17,515
Expiring 03/07/14	Goldman Sachs & Co.	CAD	315	297,026	296,064	962
Expiring 03/07/14	Hong Kong & Shanghai Bank	CAD	3,732	3,484,262	3,507,778	(23,516)
Expiring 03/07/14	Toronto Dominion	CAD	5,058	4,790,307	4,753,482	36,825
Expiring 03/07/14	Toronto Dominion	CAD	3,701	3,469,544	3,478,580	(9,036)
Danish Krone,
Expiring 02/07/14	Bank National de Paris	DKK	2,871	532,642	529,637	3,005
Expiring 02/07/14	Barclays Capital Group	DKK	3,074	568,496	567,100	1,396
Expiring 02/07/14	State Street Bank	DKK	2,184	404,072	402,935	1,137
Expiring 03/07/14	Deutsche Bank	DKK	3,621	658,531	668,049	(9,518)
Euro,
Expiring 01/22/14	Hong Kong & Shanghai Bank	EUR	1,327	1,825,514	1,825,533	(19)
Expiring 01/29/14	Citigroup Global Markets	EUR	291	386,476	400,322	(13,846)
Expiring 01/29/14	Credit Suisse First Boston Corp.	EUR	87	118,359	119,684	(1,325)
Expiring 01/29/14	Credit Suisse First Boston Corp.	EUR	85	115,850	116,933	(1,083)
Expiring 01/29/14	UBS AG	EUR	84	115,912	115,557	355
Expiring 02/07/14	Citigroup Global Markets	EUR	393	527,162	540,257	(13,095)
Expiring 02/07/14	Westpac Banking Corp.	EUR	2,791	3,770,171	3,839,262	(69,091)
Expiring 03/07/14	Goldman Sachs & Co.	EUR	52,508	71,170,927	72,233,392	(1,062,465)
Expiring 03/07/14	Goldman Sachs & Co.	EUR	591	810,443	813,025	(2,582)
Expiring 03/27/14	Hong Kong & Shanghai Bank	EUR	356	489,095	489,115	(20)
Expiring 03/27/14	Societe Generale	EUR	167	229,551	229,259	292
Hong Kong Dollar,
Expiring 02/07/14	Bank National de Paris	HKD	8,366	1,079,476	1,078,977	499
Expiring 02/07/14	UBS AG	HKD	33,852	4,367,430	4,365,755	1,675
Japanese Yen,
Expiring 02/07/14	Citigroup Global Markets	JPY	33,828	338,950	321,281	17,669
Expiring 02/07/14	Societe Generale	JPY	60,208	601,724	571,822	29,902
Expiring 03/07/14	Bank of America	JPY	287,124	2,789,717	2,727,359	62,358
Expiring 03/07/14	Deutsche Bank	JPY	84,113	808,106	798,982	9,124
Expiring 03/07/14	UBS AG	JPY	3,380,772	32,930,675	32,113,536	817,139
Expiring 03/07/14	UBS AG	JPY	119,412	1,138,192	1,134,277	3,915
Expiring 03/27/14	Royal Bank of Canada	JPY	14,856	142,792	141,132	1,660
Expiring 03/27/14	State Street Bank	JPY	76,469	742,614	726,455	16,159
Mexican Peso,
Expiring 03/07/14	Hong Kong & Shanghai Bank	MXN	44,820	3,431,235	3,414,730	16,505
Expiring 03/07/14	Morgan Stanley	MXN	42,155	3,196,148	3,211,686	(15,538)
Expiring 03/07/14	UBS AG	MXN	88,915	6,826,252	6,774,198	52,054
Norwegian Krone,
Expiring 01/30/14	Credit Suisse First Boston Corp.	NOK	482	77,492	79,377	(1,885)
Expiring 01/31/14	UBS AG	NOK	755	123,472	124,330	(858)
Expiring 03/07/14	Citigroup Global Markets	NOK	23,152	3,786,165	3,807,816	(21,651)
Polish Zloty,
Expiring 03/07/14	BNP Paribas	PLN	13,708	4,402,657	4,519,106	(116,449)
Singapore Dollar,
Expiring 03/27/14	Morgan Stanley	SGD	136	108,262	107,947	315
Expiring 03/27/14	Westpac Banking Corp.	SGD	6	4,530	4,552	(22)
South African Rand,
Expiring 03/07/14	Morgan Stanley	ZAR	34,598	3,342,970	3,267,095	75,875
Swedish Krona,
Expiring 02/07/14	Royal Bank of Canada	SEK	6,315	969,923	981,238	(11,315)

SEE NOTES TO FINANCIAL STATEMENTS.

A343

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Swiss Franc,
Expiring 02/07/14	Royal Bank of Canada	CHF	477	$523,762	$535,144	$(11,382)
Expiring 02/10/14	UBS AG	CHF	419	453,014	470,290	(17,276)
Expiring 03/07/14	Deutsche Bank	CHF	1,124	1,253,500	1,260,836	(7,336)
Expiring 03/07/14	Morgan Stanley	CHF	17,409	19,168,405	19,525,564	(357,159)
Expiring 03/07/14	Toronto Dominion	CHF	858	962,452	962,737	(285)

				$227,372,341	$227,954,779	$(582,438)

Cross currency exchange contracts outstanding at December 31, 2013:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation (Depreciation)	Counterparty
02/07/14	Buy	AUD	406	CAD	401	$(15,181)	Credit Suisse First Boston Corp.
02/07/14	Buy	CHF	305	EUR	248	752	Bank of New York Mellon
02/07/14	Buy	CHF	535	HKD	4,659	(552)	Royal Bank of Canada
02/07/14	Buy	JPY	39,205	GBP	233	(13,785)	Hong Kong & Shanghai Bank
02/07/14	Buy	SEK	4,551	GBP	425	2,972	Bank National de Paris

						$(25,794)

Interest rate swap agreements outstanding at December 31, 2013:

Notional Amount# (000)	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter swap agreements:
360	05/02/43	2.806%	3-month LIBOR(1)	$72,540	$—	$72,540	Barclays Bank PLC

Notional Amount# (000)	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation
Exchange-traded swap agreements:
546	12/06/18	1.541%	3-month LIBOR(1)	$—	$5,119	$5,119
405	12/06/18	1.541%	3-month LIBOR(1)	—	3,797	3,797
1,368	11/08/23	2.773%	3-month LIBOR(1)	—	29,121	29,121
907	11/19/23	2.776%	3-month LIBOR(1)	—	20,177	20,177
736	08/20/43	3.781%	3-month LIBOR(1)	—	8,046	8,046

				$—	$66,260	$66,260

(1)	Portfolio pays the floating rate and receives the fixed rate.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at December 31, 2013:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on credit indices—Sell Protection(1):
CMBX.NA.AA.3.V1	12/13/49	0.620%	250	$(211,784)	$(158,126)	$(53,658)	Barclays Bank PLC
CMBX.NA.AA.3.V1	12/13/49	0.620%	120	(101,656)	(76,173)	(25,483)	Morgan Stanley
CMBX.NA.AJ.V1	02/17/51	0.960%	300	(68,937)	(89,332)	20,395	Citigroup, Inc.

SEE NOTES TO FINANCIAL STATEMENTS.

A344

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Credit default swap agreements outstanding at December 31, 2013 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on credit indices—Sell Protection(1) (continued)
CMBX.NA.AM.4	02/17/51	0.500%	200	$(13,671)	$(61,865)	$48,194	Morgan Stanley

				$(396,048)	$(385,496)	$(10,552)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Implied Credit Spread at December 31, 2013(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1):
Berkshire Hathaway, Inc.	03/20/19	1.000%	400	0.688%	$6,536	$5,608	$928	BNP Paribas
Boyd Gaming Corp.	06/20/14	5.000%	450	0.244%	10,897	(558)	11,455	Deutsche Bank AG
Boyd Gaming Corp.	06/20/14	5.000%	350	0.244%	8,475	(955)	9,430	Deutsche Bank AG
Boyd Gaming Corp.	06/20/14	5.000%	90	0.244%	2,179	(235)	2,414	Deutsche Bank AG
Clear Channel Communications	03/20/14	5.000%	230	4.515%	627	(599)	1,226	Citigroup, Inc.
Clear Channel Communications	03/20/14	5.000%	150	4.515%	409	(316)	725	Citigroup, Inc.
Clear Channel Communications	03/20/14	5.000%	120	4.515%	327	(446)	773	Barclays Bank PLC
Clear Channel Communications	03/20/14	5.000%	120	4.515%	327	(447)	774	Citigroup, Inc.
Clear Channel Communications	03/20/14	5.000%	120	4.515%	327	(487)	814	Morgan Stanley
Clear Channel Communications	03/20/14	5.000%	100	4.515%	272	(252)	524	Citigroup, Inc.
Clear Channel Communications	06/20/14	5.000%	160	4.515%	630	(984)	1,614	Morgan Stanley
Clear Channel Communications	09/20/14	5.000%	70	4.516%	359	(625)	984	UBS AG
Clear Channel Communications	09/20/14	5.000%	60	4.516%	308	(520)	828	Morgan Stanley
H.J. Heinz Co.	03/20/18	1.000%	340	0.901%	1,497	(8,013)	9,510	BNP Paribas
H.J. Heinz Co.	03/20/18	1.000%	110	0.901%	484	(2,480)	2,964	BNP Paribas
H.J. Heinz Co.	03/20/18	1.000%	110	0.901%	484	(3,982)	4,466	BNP Paribas
H.J. Heinz Co.	03/20/18	1.000%	110	0.901%	484	(4,375)	4,859	BNP Paribas
H.J. Heinz Co.	03/20/18	1.000%	60	0.901%	264	(2,239)	2,503	Barclays Bank PLC
H.J. Heinz Co.	03/20/18	1.000%	60	0.901%	264	(2,502)	2,766	BNP Paribas
H.J. Heinz Co.	03/20/18	1.000%	60	0.901%	264	(1,445)	1,709	BNP Paribas
H.J. Heinz Co.	03/20/18	1.000%	60	0.901%	264	(1,765)	2,029	BNP Paribas
McClatchy Corp.	06/20/14	5.000%	350	0.650%	7,792	(539)	8,331	UBS AG
McClatchy Corp.	06/20/14	5.000%	300	0.650%	6,678	(339)	7,017	UBS AG
McClatchy Corp.	06/20/14	5.000%	150	0.650%	3,339	(668)	4,007	UBS AG
McClatchy Corp.	06/20/14	5.000%	95	0.650%	2,115	(77)	2,192	Morgan Stanley
McClatchy Corp.	06/20/14	5.000%	50	0.650%	1,113	(320)	1,433	Morgan Stanley
McClatchy Corp.	06/20/14	5.000%	50	0.650%	1,113	(447)	1,560	Morgan Stanley
McClatchy Corp.	03/20/15	5.000%	190	1.106%	9,347	(2,381)	11,728	Citigroup, Inc.
McClatchy Corp.	03/20/15	5.000%	120	1.106%	5,903	(1,759)	7,662	Deutsche Bank AG

SEE NOTES TO FINANCIAL STATEMENTS.

A345

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Credit default swap agreements outstanding at December 31, 2013 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Implied Credit Spread at December 31, 2013(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1) (continued)
Realogy Corp.	06/20/14	5.000%	200	0.497%	$4,599	$(1,401)	$6,000	Deutsche Bank AG
Realogy Corp.	09/20/14	5.000%	100	0.497%	3,441	(1,182)	4,623	Deutsche Bank AG
SuperValu, Inc.	03/20/16	5.000%	60	1.278%	5,015	(2,052)	7,067	UBS AG
SuperValu, Inc.	03/20/16	5.000%	30	1.278%	2,508	(1,263)	3,771	BNP Paribas
SuperValu, Inc.	03/20/16	5.000%	30	1.278%	2,508	(1,530)	4,038	Credit Suisse First Boston Corp.

					$91,149	$(41,575)	$132,724

The Portfolio entered into credit default swap agreements on corporate issues, sovereign issues and credit indices as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active short position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

Reference Entity/Obligation	Termination Date	Notional Amount# (000)(4)	Fixed Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps—Buy Protection(2):
ABX.6.V2	05/25/46	190	0.110%	$50,020	$55,579	$(5,559)	Barclays Bank PLC
ABX.6.V2	05/25/46	170	0.110%	42,720	42,946	(226)	Credit Suisse First Boston Corp.
ABX.6.V2	05/25/46	90	0.110%	21,645	24,945	(3,300)	Credit Suisse First Boston Corp.
Alcoa, Inc.	03/20/19	280	1.000%	10,389	12,624	(2,235)	Morgan Stanley
CDX.EM.20.V1	12/20/18	2,000	5.000%	(206,317)	(210,516)	4,199	Barclays Bank PLC
CDX.IOS.10.V1	01/12/41	1,217	4.500%	(11,676)	3,140	(14,816)	Citigroup, Inc.
CDX.IOS.10.V1	01/12/41	904	4.500%	(8,673)	2,332	(11,005)	Citigroup, Inc.
CDX.IOS.10.V1	01/12/41	476	4.500%	(4,502)	2,846	(7,348)	Credit Suisse First Boston Corp.
CDX.IOS.10.V1	01/12/41	473	4.500%	(2,882)	3,222	(6,104)	Citigroup, Inc.
CMBX.2.V1.NA.AJ	03/15/49	290	1.090%	30,675	33,242	(2,567)	Morgan Stanley
CMBX.NA.AA.3.V1	12/13/49	250	0.270%	159,114	128,647	30,467	Barclays Bank PLC
CMBX.NA.AA.3.V1	12/13/49	120	0.270%	76,375	63,111	13,264	Morgan Stanley
CMBX.NA.AM.1	10/12/52	200	0.500%	2,209	30,704	(28,495)	Morgan Stanley
CMBX.NA.BBB.4.V1	02/17/51	350	5.000%	306,799	255,649	51,150	Citigroup, Inc.
Federal Republic of Brazil	03/20/19	600	1.000%	26,474	25,527	947	Barclays Bank PLC
Federal Republic of Brazil	03/20/19	200	1.000%	8,863	8,406	457	Bank of America
Federal Republic of Brazil	03/20/19	200	1.000%	8,825	8,509	316	Barclays Bank PLC
H.J. Heinz Co.	03/20/15	340	1.000%	(3,638)	(1,854)	(1,784)	BNP Paribas
H.J. Heinz Co.	03/20/15	60	1.000%	(642)	(362)	(280)	Barclays Bank PLC
H.J. Heinz Co.	03/20/15	60	1.000%	(642)	(391)	(251)	BNP Paribas
H.J. Heinz Co.	03/20/15	60	1.000%	(642)	(325)	(317)	BNP Paribas
H.J. Heinz Co.	03/20/16	110	1.000%	(1,177)	(206)	(971)	BNP Paribas
H.J. Heinz Co.	03/20/16	110	1.000%	(1,761)	(518)	(1,243)	BNP Paribas
H.J. Heinz Co.	03/20/16	110	1.000%	(1,761)	(837)	(924)	BNP Paribas
H.J. Heinz Co.	03/20/16	60	1.000%	(960)	(219)	(741)	BNP Paribas
ITRX.X20.V1	12/20/18	EUR1,780	1.000%	(15,060)	43,022	(58,082)	Barclays Bank PLC
ITRX.X20.V1	12/20/18	EUR 220	1.000%	(1,971)	5,966	(7,937)	BNP Paribas
ITRX.X20.V1	12/20/18	EUR 210	1.000%	(1,881)	2,691	(4,572)	Citigroup, Inc.
People’s Republic of China	03/20/19	2,000	1.000%	(21,907)	(27,291)	5,384	BNP Paribas
People’s Republic of China	03/20/19	1,000	1.000%	(10,620)	(11,856)	1,236	Barclays Bank PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A346

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Credit default swap agreements outstanding at December 31, 2013 (continued):

Reference Entity/Obligation	Termination Date	Notional Amount# (000)(4)	Fixed Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps—Buy Protection(2) (continued)
Radioshack Corp.	03/20/14	50	5.000%	$(292)	$(1,165)	$873	UBS AG
Republic of South Africa	03/20/19	400	1.000%	19,716	17,818	1,898	BNP Paribas
Republic of Turkey	03/20/19	200	1.000%	13,501	9,967	3,534	BNP Paribas
Russian Federation	03/20/19	200	1.000%	6,253	6,509	(256)	BNP Paribas
United Mexican States	03/20/19	2,410	1.000%	(11,215)	(6,342)	(4,873)	Bank of America
XLIT Ltd.	03/20/19	400	1.000%	(8,899)	(7,432)	(1,467)	BNP Paribas

				$466,460	$518,088	$(51,628)

Reference Entity/Obligation	Termination Date	Notional Amount# (000)(4)		Fixed Rate	Value at December 31, 2013	Value at Trade Date	Unrealized Depreciation
Exchange-traded credit default swaps—Buy Protection(2):
CDX.HY.21.V1.5%	12/20/18		430	5.000%	$(25,555)	$(37,334)	$(11,779)
CDX.IG.21.V1	12/20/18		11,390	1.000%	(160,170)	(207,583)	(47,413)
ITRX.X20.V1	12/20/18	EUR	440	5.000%	(28,496)	(57,851)	(29,355)

					$(214,221)	$(302,768)	$(88,547)

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)	The fair value of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A347

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$955,217,058	$469,307,353	$281,938
Preferred Stocks	9,384,012	8,130,447	—
Rights	45,638	—	—
Warrants	384,109	—	—
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	—	31,047,231	—
Residential Mortgage-Backed Securities	—	13,255,412	2,117,719
Bank Loans	—	16,679,653	44,653
Commercial Mortgage-Backed Securities	—	49,031,822	3,425,301
Convertible Bonds	—	9,588,371	174,446
Corporate Bonds	—	529,860,546	5,232,776
Foreign Government Bonds	—	31,851,344	—
Municipal Bonds	—	1,294,394	—
Residential Mortgage-Backed Securities	—	203,461,434	—
U.S. Government Agency Obligations	—	184,644,452	—
U.S. Treasury Obligations	—	201,744,296	—
Affiliated Money Market Mutual Fund	524,204,789	—	—
Options Purchased	4,331	69,695	—
Options Written	(331)	—	—
Short Sales – Common Stocks	(135,101,686)	—	—
Short Sales – U.S. Government
Agency Obligation	—	(1,107,736)	—
Other Financial Instruments*
Futures	5,094,807	—	—
Foreign Forward Currency Contracts	—	(1,063,485)	—
Interest Rate Swaps	66,260	72,540	—
Credit Default Swaps	(88,547)	70,544	—

Total	$1,359,210,440	$1,747,938,313	$11,276,833

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A348

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

Affiliated Money Market Mutual Fund (7.5% represents investments purchased with collateral from securities on loan)	17.4%
Residential Mortgage-Backed Securities	7.2
U.S. Treasury Obligations	6.7
U.S. Government Agency Obligations	6.1
Commercial Banks	4.4
Oil, Gas & Consumable Fuels	4.3
Pharmaceuticals	3.5
Diversified Financial Services	3.2
Insurance	3.0
Media	2.5
Real Estate Investment Trusts (REITs)	2.4
Capital Markets	2.2
Automobiles	1.8
Commercial Mortgage-Backed Securities	1.7
Semiconductors & Semiconductor Equipment	1.7
Software	1.6
Health Care Providers & Services	1.5
Chemicals	1.4
Specialty Retail	1.3
Internet Software & Services	1.2
Biotechnology	1.1
Aerospace & Defense	1.1
Metals & Mining	1.1
Banks	1.1
IT Services	1.1
Foreign Government Bonds	1.1
Non-Residential Mortgage-Backed Securities	1.0
Computers & Peripherals	1.0
Machinery	1.0
Telecommunications	1.0
Real Estate Management & Development	0.9
Food Products	0.9
Beverages	0.9
Hotels, Restaurants & Leisure	0.9
Food & Staples Retailing	0.8
Diversified Telecommunication Services	0.8
Electric Utilities	0.8
Tobacco	0.8
Communications Equipment	0.7
Road & Rail	0.7
Multi-Utilities	0.7
Wireless Telecommunication Services	0.7
Textiles, Apparel & Luxury Goods	0.6
Electric	0.6
Energy Equipment & Services	0.6
Electrical Equipment	0.6
Multi-National	0.6
Consumer Finance	0.5
Internet & Catalog Retail	0.5
Household Durables	0.5
Airlines	0.5
Auto Components	0.5
Household Products	0.5
Industrial Conglomerates	0.4
Pipelines	0.4
Health Care Equipment & Supplies	0.4
Construction & Engineering	0.4
Commercial Services	0.4

Trading Companies & Distributors	0.3%
Building Products	0.3
Electronic Equipment, Instruments & Components	0.3
Multiline Retail	0.3
Life Sciences Tools & Services	0.3
Retail	0.3
Foods	0.2
Professional Services	0.2
Construction Materials	0.2
Containers & Packaging	0.2
Transportation	0.1
Gas Utilities	0.1
Paper & Forest Products	0.1
Lodging	0.1
Diversified Consumer Services	0.1
Healthcare Services	0.1
Investment Companies	0.1
Commercial Services & Supplies	0.1
Building Materials	0.1
Independent Power Producers & Energy Traders	0.1
Oil & Gas Services	0.1
Marine	0.1
Thrifts & Mortgage Finance	0.1
Entertainment	0.1
Agriculture	0.1
Iron/Steel	0.1
Municipal Bonds	0.1
Savings & Loan	0.1
Automobiles	(0.1)
Electrical Equipment	(0.1)
Trading Companies & Distributors	(0.1)
Household Products	(0.1)
Healthcare Products	(0.1)
Internet & Catalog Retail	(0.1)
Commercial Services & Supplies	(0.1)
Beverages	(0.1)
Biotechnology	(0.1)
Specialty Retail	(0.1)
Road & Rail	(0.1)
Food Products	(0.1)
Diversified Telecommunication Services	(0.1)
Metals & Mining	(0.1)
Electronic Equipment, Instruments & Components	(0.1)
Oil, Gas & Consumable Fuels	(0.1)
Software	(0.1)
Industrial Conglomerates	(0.1)
Machinery	(0.1)
Multi-Utilities	(0.1)
Real Estate Investment Trusts (REITs)	(0.1)
Food & Staples Retailing	(0.1)
Capital Markets	(0.1)
Health Care Providers & Services	(0.1)
Hotels, Restaurants & Leisure	(0.1)
Electric Utilities	(0.1)
IT Services	(0.2)
Health Care Equipment & Supplies	(0.2)
Aerospace & Defense	(0.2)
Chemicals	(0.2)
Media	(0.2)
Insurance	(0.2)
Pharmaceuticals	(0.2)
Commercial Banks	(0.2)
Semiconductors & Semiconductor Equipment	(0.3)

103.2

SEE NOTES TO FINANCIAL STATEMENTS.

A349

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Liabilities in excess of other assets	(3.2)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker-variation margin	$3,347,709	*	Due from broker-variation margin	$1,501,571	*
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	72,540		Written options outstanding, at value	331
Interest rate contracts	Unaffiliated investments	74,026		—	—
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	1,769,046		Unrealized depreciation on foreign currency forward contracts	2,832,531
Credit contracts	—	—		Due from broker-variation margin	88,547	*
Credit contracts	Unrealized appreciation on over-the-counter swap agreements	315,038		Unrealized depreciation on over-the-counter swap agreements	244,494
Credit contracts	Premiums paid for swap agreements	793,010		Premiums received for swap agreements	701,993
Equity contracts	Due from broker-variation margin	6,503,804	*	Due from broker-variation margin	3,188,875	*
Equity contracts	Unaffiliated investments	429,747		—	—

Total		$13,304,920			$8,558,342

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Warrants(1)	Purchased Options(1)	Futures	Written Options	Swaps	Forward Currency Contracts(2)	Total
Interest rate contracts	$—	$—	$(52,254)	$(1,363,717)	$41,043	$121,798	$—	$(1,253,130)
Foreign exchange contracts	—	—	—	(151,793)	—	—	(1,581,972)	(1,733,765)
Credit contracts	—	—	—	—	—	(49,926)	—	(49,926)
Equity contracts	(49,788)	16,042	—	25,344,796	—	—	—	25,311,050

Total	$(49,788)	$16,042	$(52,254)	$23,829,286	$41,043	$71,872	$(1,581,972)	$22,274,229

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(3)	Warrants(3)	Purchased Options(3)	Futures	Written Options	Swaps	Forward Currency Contracts(4)	Total
Interest rate contracts	$—	$—	$29,869	$1,718,027	$2,578	$149,884	$—	$1,900,358
Foreign exchange contracts	—	—	—	—	—	—	756,184	756,184
Credit contracts	—	—	—	—	—	21,160	—	21,160
Equity contracts	809	194,538	—	157,891	—	—	—	353,238

Total	$809	$194,538	$29,869	$1,875,918	$2,578	$171,044	$756,184	$3,030,940

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2013, the Portfolio’s average volume of derivative activities is as follows:

SEE NOTES TO FINANCIAL STATEMENTS.

A350

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Purchased Options(1)	Written Options(2)	Futures Contracts - Long Positions(3)	Futures Contracts - Short Positions(3)	Forward Foreign Currency Exchange Purchase Contracts(4)	Forward Foreign Currency Exchange Sale Contracts(5)	Interest Rate Swap Agreements(6)	Credit Default Swap Agreements - Buy Protection(6)	Credit Default Swap Agreements - Sell Protection(6)
$44,469	$12,170	$423,860,430	$318,866,314	$59,982,691	$166,612,101	$4,600,800	$31,670,211	$16,875,940

(1)	Cost.

(2)	Premium Received.

(3)	Value at Trade Date.

(4)	Value at Settlement Date Payable.

(5)	Value at Settlement Date Receivable.

(6)	Notional Amount.

The Portfolio invested in financial instruments and derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument and derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$221,624,756	$—	$—	$221,624,756
Exchange-traded and cleared derivatives	596,631	(74,026)	—	522,605
Over-the-counter derivatives*	2,156,624		—	2,156,624

				224,303,985

Liabilities:
Securities sold short	(136,209,422)	1,107,736	—	(135,101,686)
Exchange-traded and cleared derivatives	(331)	331	—	—
Over-the-counter derivatives*	(3,077,025)	—	—	(3,077,025)

				(138,178,711)

Collateral Amount Pledged/(Received):
Securities on loan				(221,624,756)
Securities sold short				135,101,686
Exchange-traded and cleared derivatives				—
Over-the-counter derivatives				—

Net Amount				$(397,796)

*	Over-the-counter derivatives may consist of forward foreign currency exchange contracts, options contracts and swap agreements. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation) by counterparty, see the Schedule of Investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A351

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $221,624,756:
Unaffiliated investments (cost $2,465,054,557)	$2,726,278,431
Affiliated investments (cost $524,204,789)	524,204,789
Cash	597,978
Foreign currency, at value (cost $4,215,421)	4,201,190
Deposit with broker	118,054,231
Dividends and interest receivable	10,620,383
Receivable for investments sold	5,813,713
Receivable for fund share sold	1,946,341
Unrealized appreciation on foreign currency forward contracts	1,769,046
Tax reclaim receivable	1,236,677
Premiums paid for swap agreements	793,010
Due from broker-variation margin	522,605
Unrealized appreciation on swap agreements	387,578
Prepaid expenses	24,603

Total Assets	3,396,450,575

LIABILITIES:
Payable to broker for collateral for securities on loan	226,968,915
Securities sold short, at value (proceeds received $112,918,017)	136,209,422
Payable for investments purchased.	8,326,177
Unrealized depreciation on foreign currency forward contracts	2,832,531
Advisory fees payable	1,284,486
Premiums received for swap agreements	701,993
Accrued expenses and other liabilities	548,876
Unrealized depreciation on swap agreements	244,494
Dividends payable on securities sold short	161,738
Distribution fee payable	41,391
Interest payable on securities sold short	7,154
Payable for fund share repurchased	2,678
Affiliated transfer agent fee payable	417
Written options outstanding, at value (premiums received $2,608)	331

Total Liabilities	377,330,603

NET ASSETS	$3,019,119,972

Net assets were comprised of:
Paid-in capital	$2,562,020,575
Retained earnings	457,099,397

Net assets, December 31, 2013	$3,019,119,972

Net asset value and redemption price per share, $3,019,119,972 / 193,564,314 outstanding shares of beneficial interest	$15.60

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Interest income	$41,348,030
Unaffiliated dividend income (net of $1,362,170 foreign withholding tax)	30,038,801
Affiliated dividend income	466,106
Affiliated income from securities lending, net	420,371

72,273,308

EXPENSES
Advisory fees	28,406,966
Dividend on securities sold short	3,160,354
Distribution fee (Note 4)	2,504,147
Custodian and accounting fees	1,939,000
Shareholder servicing fees and expenses (Note 4)	423,551
Broker fees and expenses on short sales	410,814
Audit fee	57,000
Trustees’ fees	37,000
Insurance expenses	33,000
Interest expense	16,489
Legal fees and expenses	15,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Shareholders’ reports	8,000
Commitment fee on syndicated credit agreement	6,000
Loan interest expense (Note 7)	248
Miscellaneous	60,664

Total expenses	37,087,233
Less: shareholder servicing fee waiver	(141,544)

Net expenses	36,945,689

NET INVESTMENT INCOME	35,327,619

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	186,820,257
Futures transactions	23,829,286
Options written transactions	41,043
Short sales transactions	(19,072,874)
Swap agreements transactions	71,872
Foreign currency transactions	(1,816,737)

189,872,847

Net change in unrealized appreciation (depreciation) on:
Investments.	93,241,346
Futures	1,875,918
Options written	2,578
Short sales	(17,369,713)
Swap agreements	171,044
Foreign currencies	(698,034)

77,223,139

NET GAIN ON INVESTMENTS	267,095,986

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$302,423,605

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2013	Year Ended December 31, 2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$35,327,619	$37,220,229
Net realized gain on investment and foreign currency transactions	189,872,847	33,370,198
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	77,223,139	162,475,678

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	302,423,605	233,066,105

DISTRIBUTIONS	—	(35,787,164)

FUND SHARE TRANSACTIONS:
Fund share sold [19,206,761 and 60,922,357 shares, respectively]	280,343,150	824,467,922
Fund share issued in reinvestment of distributions [0 and 2,729,761 shares, respectively]	—	35,787,164
Fund share repurchased [19,980,264 and 24,741,893 shares, respectively]	(293,870,989)	(332,236,840)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(13,527,839)	528,018,246

TOTAL INCREASE IN NET ASSETS	288,895,766	725,297,187
NET ASSETS:
Beginning of year	2,730,224,206	2,004,927,019

End of year	$3,019,119,972	$2,730,224,206

SEE NOTES TO FINANCIAL STATEMENTS.

A352

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 94.7%
COMMON STOCKS — 67.5%	Shares	Value (Note 2)

Aerospace & Defense — 1.0%
Boeing Co. (The)	25,690	$3,506,428
Saab AB (Sweden) (Class B Stock)	16,699	447,961
United Technologies Corp.	24,240	2,758,512

		6,712,901

Air Freight & Logistics — 0.1%
Kintetsu World Express, Inc. (Japan)	11,900	478,833

Airlines — 0.3%
Japan Airlines Co. Ltd. (Japan)	20,100	991,559
Ryanair Holdings PLC (Ireland), ADR*	16,900	793,117

		1,784,676

Auto Components — 1.2%
Aisin Seiki Co. Ltd. (Japan)	25,500	1,036,730
Cie Generale des Etablissements Michelin (France)	8,600	915,050
Delphi Automotive PLC (United Kingdom)	49,270	2,962,605
Denso Corp. (Japan)	30,100	1,590,144
Hyundai Mobis (South Korea)*	3,082	858,041
Pirelli & C. SpA (Italy)	25,869	447,539

		7,810,109

Automobiles — 0.1%
UMW Holdings Bhd (Malaysia)	164,600	606,848

Beverages — 0.9%
Carlsberg A/S (Denmark) (Class B Stock)	11,976	1,325,190
Diageo PLC (United Kingdom)	37,277	1,235,313
Heineken Holding NV (Netherlands)	9,800	620,340
Kirin Holdings Co. Ltd. (Japan)	58,300	839,606
PepsiCo, Inc.	24,025	1,992,634

		6,013,083

Biotechnology — 0.4%
Gilead Sciences, Inc.*	31,862	2,394,429

Building Products — 0.1%
Allegion PLC*	22,873	1,010,758

Capital Markets — 1.9%
Bank of New York Mellon Corp. (The)	38,910	1,359,515
BlackRock, Inc.	12,990	4,110,945
Charles Schwab Corp. (The)	138,921	3,611,946
Credit Suisse Group AG (Switzerland), ADR*	21,936	680,893
Franklin Resources, Inc.	18,690	1,078,974
GAM Holding AG (Switzerland)*	48,722	948,637
UBS AG (Switzerland)*	43,100	825,251

		12,616,161

Chemicals — 2.9%
Arkema SA (France)	9,197	1,073,829
Denki Kagaku Kogyo KK (Japan)	172,000	710,925
Dow Chemical Co. (The)	96,970	4,305,468
E.I. du Pont de Nemours & Co.	47,780	3,104,267
Ecolab, Inc.	27,807	2,899,436
Israel Corp. Ltd. (The) (Israel)*	1,500	789,882
Johnson Matthey PLC (United Kingdom)	11,777	640,824
Kuraray Co. Ltd. (Japan)	65,000	775,892
Potash Corp. of Saskatchewan, Inc. (Canada)(a)	15,810	521,098

COMMON STOCKS (continued)	Shares	Value (Note 2)

Chemicals (continued)
Praxair, Inc.	33,255	$4,324,148

		19,145,769

Commercial Banks — 3.5%
Akbank TAS (Turkey)	193,440	603,687
Banco Bradesco SA (Brazil), ADR	36,601	458,610
Banco do Brasil SA (Brazil)	52,600	544,003
BanColombia SA (Colombia), ADR	10,633	521,230
Bangkok Bank PCL (Thailand)	72,600	395,458
CIT Group, Inc.	68,735	3,583,156
Danske Bank A/S (Denmark)*	36,800	845,358
DnB ASA (Norway)	73,698	1,322,743
Erste Group Bank AG (Austria)	22,680	790,637
Fukuoka Financial Group, Inc. (Japan)	162,300	712,408
HSBC Holdings PLC (United Kingdom), (QMTF)	52,546	576,651
HSBC Holdings PLC (United Kingdom), (XHKG)	120,000	1,308,158
ICICI Bank Ltd. (India), ADR	43,284	1,608,866
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	595,000	403,476
Komercni Banka A/S (Czech Republic)	2,200	490,711
Resona Holdings, Inc. (Japan)	161,000	821,497
Societe Generale SA (France)	13,439	781,488
Turkiye Garanti Bankasi A/S (Turkey)	162,677	527,323
U.S. BanCorp.	28,710	1,159,884
Wells Fargo & Co.	125,830	5,712,682

		23,168,026

Commercial Services & Supplies — 1.3%
Covanta Holding Corp.	74,150	1,316,163
Republic Services, Inc.	92,250	3,062,700
Secom Co. Ltd. (Japan)	16,700	1,007,594
Stericycle, Inc.*	24,763	2,876,718

		8,263,175

Communications Equipment — 1.2%
Cisco Systems, Inc.	127,970	2,872,927
QUALCOMM, Inc.	52,364	3,888,027
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	102,000	1,245,369

		8,006,323

Computers & Peripherals — 1.9%
Apple, Inc.	17,218	9,661,192
NetApp, Inc.	67,919	2,794,188

		12,455,380

Construction & Engineering — 1.9%
Fluor Corp.	49,418	3,967,771
Koninklijke Boskalis Westminster NV (Netherlands)	16,900	893,906
Quanta Services, Inc.*	87,860	2,772,862
URS Corp.	68,690	3,639,883
Vinci SA (France)	17,000	1,117,436

		12,391,858

Construction Materials — 0.1%
Anhui Conch Cement Co. Ltd. (China) (Class H Stock)	183,500	682,723

SEE NOTES TO FINANCIAL STATEMENTS.

A353

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Containers & Packaging — 0.3%
Rexam PLC (United Kingdom)	139,084	$1,223,694
Smurfit Kappa Group PLC (Ireland)	30,668	752,629

		1,976,323

Distributors — 0.2%
Inchcape PLC (United Kingdom)	114,000	1,164,158

Diversified Consumer Services — 0.2%
DeVry, Inc.(a)	33,460	1,187,830

Diversified Financial Services — 3.1%
Bank of America Corp.	116,140	1,808,300
Berkshire Hathaway, Inc. (Class B Stock)*	11,170	1,324,315
Challenger Ltd. (Australia)	136,300	756,978
Citigroup, Inc.	31,930	1,663,872
CME Group, Inc.	72,825	5,713,850
Exor SpA (Italy)	10,083	400,760
First Pacific Co. Ltd. (Hong Kong)	866,975	988,518
IG Group Holdings PLC (United Kingdom)	36,205	369,883
Investor AB (Sweden) (Class B Stock)	36,884	1,271,154
JPMorgan Chase & Co.	67,150	3,926,932
NASDAQ OMX Group, Inc. (The)	16,940	674,212
ORIX Corp. (Japan)	73,300	1,288,018

		20,186,792

Diversified Telecommunication Services — 0.8%
CenturyLink, Inc.(a)	67,710	2,156,563
Nippon Telegraph & Telephone Corp. (Japan)	25,700	1,384,212
Vivendi SA (France)	39,958	1,053,992
Windstream Holdings, Inc.(a)	97,380	777,092

		5,371,859

Electric Utilities — 0.5%
Edison International	67,870	3,142,381

Electrical Equipment — 0.6%
General Cable Corp.	22,370	657,902
Prysmian SpA (Italy)	30,661	789,434
Roper Industries, Inc.	20,232	2,805,774

		4,253,110

Electronic Equipment, Instruments & Components — 1.9%
Amphenol Corp. (Class A Stock)	32,907	2,934,646
Flextronics International Ltd. (Singapore)*	67,500	524,475
FUJIFILM Holdings Corp. (Japan)	48,200	1,368,159
Hitachi Ltd. (Japan)	344,900	2,615,084
National Instruments Corp.	52,961	1,695,811
TE Connectivity Ltd. (Switzerland)	56,710	3,125,288

		12,263,463

Energy Equipment & Services — 3.8%
China Oilfield Services Ltd. (China) (Class H Stock)	398,000	1,239,742
Core Laboratories NV(a)	27,472	5,245,779
FMC Technologies, Inc.*	50,164	2,619,063
Halliburton Co.	52,930	2,686,197
National Oilwell Varco, Inc.	56,662	4,506,329
Noble Corp. PLC	33,439	1,252,959
Schlumberger Ltd.	40,706	3,668,018
Schoeller-Bleckmann Oilfield Equipment AG (Austria)	9,777	1,084,685
Subsea 7 SA (United Kingdom)	40,749	781,195

COMMON STOCKS (continued)	Shares	Value (Note 2)

Energy Equipment & Services (continued)
Superior Energy Services, Inc.*	35,680	$949,445
Transocean Ltd.(a)	15,888	785,185

		24,818,597

Food & Staples Retailing — 3.0%
Costco Wholesale Corp.	21,346	2,540,388
CVS Caremark Corp.	129,895	9,296,585
Koninklijke Ahold NV (Netherlands)	36,000	646,964
Metro AG (Germany)	22,800	1,105,345
Wal-Mart Stores, Inc.	37,540	2,954,022
Whole Foods Market, Inc.	51,600	2,984,028

		19,527,332

Food Products — 1.9%
Aryzta AG (Switzerland)*	4,123	316,807
Bunge Ltd.	33,210	2,726,873
Indofood Sukses Makmur Tbk PT (Indonesia)	721,500	392,094
Kraft Foods Group, Inc.	16,126	869,514
Mead Johnson Nutrition Co.	40,183	3,365,728
Mondelez International, Inc. (Class A Stock)	62,880	2,219,664
Nestle SA (Switzerland)	11,967	877,062
Unilever PLC (United Kingdom)	48,544	1,997,391

		12,765,133

Gas Utilities — 0.1%
APA Group (Australia)	126,999	681,623

Health Care Equipment & Supplies — 1.4%
Abbott Laboratories	76,030	2,914,230
Covidien PLC	12,330	839,673
Getinge AB (Sweden) (Class B Stock)	38,010	1,302,906
Intuitive Surgical, Inc.*	8,660	3,326,133
Mindray Medical International Ltd. (China), ADR(a)	18,699	679,896

		9,062,838

Health Care Providers & Services — 2.6%
Aetna, Inc.	52,130	3,575,597
DaVita HealthCare Partners, Inc.*	40,717	2,580,236
Express Scripts Holding Co.*	59,422	4,173,801
UnitedHealth Group, Inc.(a)	89,680	6,752,904

		17,082,538

Hotels, Restaurants & Leisure — 1.5%
Carnival Corp.	20,898	839,473
International Game Technology	198,892	3,611,879
Kangwon Land, Inc. (South Korea)	24,530	720,263
SJM Holdings Ltd. (Hong Kong)	346,400	1,164,412
Starbucks Corp.	45,047	3,531,234

		9,867,261

Household Durables — 0.1%
Sony Corp. (Japan)	39,700	684,361

Household Products — 0.1%
Svenska Cellulosa AB (Sweden) (Class B Stock)	32,778	1,009,820

Industrial Conglomerates — 1.0%
Danaher Corp.	44,634	3,445,745
Koninklijke Philips NV (Netherlands)	43,716	1,609,682

SEE NOTES TO FINANCIAL STATEMENTS.

A354

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Industrial Conglomerates (continued)
Siemens AG (Germany)	10,105	$1,385,589

		6,441,016

Insurance — 3.9%
Admiral Group PLC (United Kingdom)	22,000	478,221
Allianz SE (Germany)	8,421	1,515,160
Allstate Corp. (The)	51,070	2,785,358
American International Group, Inc.	154,776	7,901,314
AON PLC (United Kingdom)	26,210	2,198,757
Delta Lloyd NV (Netherlands)	43,058	1,069,300
Everest Re Group Ltd.	7,578	1,181,183
Fairfax Financial Holdings Ltd. (Canada)	2,081	830,852
Marsh & McLennan Cos., Inc.	82,990	4,013,396
MS&AD Insurance Group Holdings (Japan)	33,200	892,382
Reinsurance Group of America, Inc.	25,540	1,977,051
Resolution Ltd. (United Kingdom)	182,860	1,073,352

		25,916,326

Internet Software & Services — 0.7%
Google, Inc. (Class A Stock)*	4,227	4,737,241

IT Services — 2.6%
Accenture PLC (Class A Stock)	29,605	2,434,123
Amadeus IT Holding SA (Spain) (Class A Stock)	51,611	2,210,781
Cognizant Technology Solutions Corp. (Class A Stock)*	18,693	1,887,619
Computer Sciences Corp.	60,070	3,356,712
Genpact Ltd.*	98,422	1,808,012
Global Payments, Inc.	11,492	746,865
Visa, Inc. (Class A Stock)	20,353	4,532,206

		16,976,318

Life Sciences Tools & Services — 1.3%
Agilent Technologies, Inc.	87,240	4,989,256
Covance, Inc.*	25,407	2,237,341
ICON PLC (Ireland)*	28,110	1,135,925
Lonza Group AG (Switzerland)*	2,100	199,570

		8,562,092

Machinery — 1.4%
Ingersoll-Rand PLC	68,620	4,226,992
Komatsu Ltd. (Japan)	22,000	451,688
Parker Hannifin Corp.	26,940	3,465,562
Weichai Power Co. Ltd. (China) (Class H Stock)	193,600	783,115

		8,927,357

Marine — 0.2%
China Shipping Container Lines Co. Ltd. (China) (Class H Stock)*	1,511,000	395,205
Orient Overseas International Ltd. (Hong Kong)	153,000	770,030

		1,165,235

Media — 1.1%
British Sky Broadcasting Group PLC (United Kingdom)	57,800	807,829
Comcast Corp. (Special Class A Stock)	40,190	2,004,677
Time Warner, Inc.	54,720	3,815,078

COMMON STOCKS (continued)	Shares	Value (Note 2)

Media (continued)
Wolters Kluwer NV (Netherlands)	15,977	$456,215

		7,083,799

Metals & Mining — 0.9%
BHP Billiton Ltd. (Australia), ADR(a)	11,855	808,511
BHP Billiton PLC (United Kingdom), ADR	17,300	1,074,676
Coeur d’Alene Mines Corp.*	129,780	1,408,113
Nippon Steel & Sumitomo Metal Corp. (Japan)	241,000	808,267
Norsk Hydro ASA (Norway)	106,941	478,403
POSCO (South Korea)	2,252	700,738
Rio Tinto PLC (United Kingdom), ADR(a)	17,111	965,574

		6,244,282

Multiline Retail — 0.1%
Kohl’s Corp	12,050	683,837

Multi-Utilities — 0.3%
National Grid PLC (United Kingdom)	86,216	1,127,643
Veolia Environnement SA (France)	42,000	685,963

		1,813,606

Oil, Gas & Consumable Fuels — 3.8%
Apache Corp.	36,440	3,131,654
BP PLC (United Kingdom), ADR	25,500	1,239,555
Cameco Corp. (Canada)	124,610	2,588,150
Chevron Corp.	33,100	4,134,521
ConocoPhillips	15,990	1,129,693
Eni SpA (Italy)	67,600	1,633,470
Exxon Mobil Corp.	15,450	1,563,540
Marathon Oil Corp.	44,120	1,557,436
Phillips 66	27,100	2,090,223
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	15,846	565,748
Statoil ASA (Norway), ADR	33,795	815,473
Suncor Energy, Inc. (Canada)	30,080	1,054,304
Total SA (France)	15,000	920,695
Whiting Petroleum Corp.*	42,140	2,607,202

		25,031,664

Paper & Forest Products — 0.6%
International Paper Co.	62,530	3,065,846
UPM-Kymmene OYJ (Finland)	62,900	1,066,794

		4,132,640

Personal Products — 0.5%
Estee Lauder Cos., Inc. (The) (Class A Stock)	43,876	3,304,740

Pharmaceuticals — 2.0%
AbbVie, Inc.	60,945	3,218,505
Bayer AG (Germany)	4,952	695,316
Galenica AG (Switzerland)	400	402,680
Mallinckrodt PLC*	1,488	77,763
Novartis AG (Switzerland)	17,567	1,407,984
Novartis AG (Switzerland), ADR	12,764	1,025,970
Pfizer, Inc.	30,430	932,071
Roche Holding AG (Switzerland)	4,451	1,246,842
Sanofi (France)	11,658	1,245,020
Shire PLC (Ireland)	36,543	1,722,178

SEE NOTES TO FINANCIAL STATEMENTS.

A355

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)

Pharmaceuticals (continued)
Teva Pharmaceutical Industries Ltd. (Israel), ADR	32,640	$1,308,211

		13,282,540

Real Estate Management & Development — 0.3%
Cheung Kong Holdings Ltd. (Hong Kong)	75,600	1,196,051
Conwert Immobilien Invest SE (Austria)*	33,610	431,091
Daito Trust Construction Co. Ltd. (Japan)	6,800	635,718

		2,262,860

Road & Rail — 0.1%
Asciano Ltd. (Australia)	180,800	932,103

Semiconductors & Semiconductor Equipment — 1.2%
Advanced Semiconductor Engineering, Inc. (Taiwan)	947,723	885,357
ARM Holdings PLC (United Kingdom), ADR	40,213	2,201,260
Samsung Electronics Co. Ltd. (South Korea)	1,248	1,626,203
Texas Instruments, Inc.	80,690	3,543,098

		8,255,918

Software — 2.0%
ANSYS, Inc.*	19,566	1,706,155
Check Point Software Technologies Ltd. (Israel)*(a)	45,550	2,938,886
Electronic Arts, Inc.*(a)	79,905	1,833,021
Microsoft Corp.	118,280	4,427,220
Salesforce.com, Inc.*(a)	46,627	2,573,344

		13,478,626

Specialty Retail — 0.7%
Kingfisher PLC (United Kingdom)	153,461	979,706
Lowe’s Cos., Inc.	44,160	2,188,128
Nitori Holdings Co. Ltd. (Japan)	9,500	899,433
USS Co. Ltd. (Japan)	52,800	724,231

		4,791,498

Textiles, Apparel & Luxury Goods — 0.5%
Adidas AG (Germany)	5,053	644,350
Daphne International Holdings Ltd. (China)	530,000	238,949
Fossil Group, Inc.*	17,562	2,106,386

		2,989,685

Thrifts & Mortgage Finance — 0.2%
Home Loan Servicing Solutions Ltd.	30,950	710,921
Ocwen Financial Corp.*	16,180	897,181

		1,608,102

Tobacco — 0.1%
Imperial Tobacco Group PLC (United Kingdom)	21,306	825,998

Trading Companies & Distributors — 0.5%
Mitsubishi Corp. (Japan)	59,600	1,144,196
Noble Group Ltd. (Hong Kong)	1,015,000	864,413
Rexel SA (France)	38,900	1,020,880

		3,029,489

Transportation Infrastructure — 0.1%
SIA Engineering Co. Ltd. (Singapore)	120,900	484,769

Water Utilities — 0.1%
Guangdong Investment Ltd. (China)	987,900	966,461

COMMON STOCKS (continued)		Shares	Value (Note 2)

Wireless Telecommunication Services — 0.4%
Rogers Communications, Inc. (Canada) (Class B Stock)		10,511	$475,623
SK Telecom Co. Ltd. (South Korea)		3,027	662,426
Vodafone Group PLC (United Kingdom)		312,705	1,231,186

			2,369,235

TOTAL COMMON STOCKS (cost $357,003,791)			444,883,908

EXCHANGE TRADED FUNDS — 0.6%
iShares MSCI United Kingdom Index Fund(a)		20,781	433,907
iShares Russell 1000 Value Index Fund		36,640	3,450,022

TOTAL EXCHANGE TRADED FUNDS (cost $3,285,268)			3,883,929

PREFERRED STOCKS — 0.1%
Commercial Banks
Itau Unibanco Holding SA (Brazil) (PRFC),		14,000	186,034
Sberbank of Russia (Russia) (PRFC)*		249,200	561,946

TOTAL PREFERRED STOCKS (cost $753,731)			747,980

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 1.3%
Non-Residential Mortgage-Backed Securities — 0.9%
AmeriCredit Automobile Receivables Trust,
Series 2012-1, Class C
2.670%	01/08/18	100	102,292
Series 2012-1, Class D
4.720%	03/08/18	202	214,303
Series 2012-2, Class D
3.380%	04/09/18	67	69,396
Series 2012-3, Class C
2.420%	05/08/18	237	241,221
Series 2012-3, Class D
3.030%	07/09/18	131	133,718
Series 2012-4, Class C
1.930%	08/08/18	93	93,649
Series 2012-5, Class C
1.690%	11/08/18	212	211,664
Series 2013-1, Class C
1.570%	01/08/19	54	53,432
Series 2013-5, Class C
2.290%	11/08/19	428	428,012
Capital Auto Receivables Asset Trust,
Series 2013-1, Class B
1.290%	04/20/18	54	53,443
Capital One Multi-Asset Execution Trust,
Series 2005-B1, Class B1
4.900%	12/15/17	437	456,266
CarMax Auto Owner Trust,
Series 2013-3, Class C
2.150%	05/15/19	198	198,893
Chase Issuance Trust,
Series 2007-B1, Class B1
0.417%(c)	04/15/19	763	753,802

SEE NOTES TO FINANCIAL STATEMENTS.

A356

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
Ford Credit Auto Owner Trust,
Series 2012-D, Class C
1.230%	08/15/18	125	$124,277
Hyundai Auto Receivables Trust,
Series 2012-A, Class D
2.610%	05/15/18	47	48,245
Series 2012-B, Class C
1.950%	10/15/18	55	55,859
Series 2012-C, Class B
1.060%	06/15/18	99	98,098
Series 2013-B, Class C
1.710%	02/15/19	162	161,166
Nissan Auto Lease Trust,
Series 2012-B, Class A4
0.740%	09/17/18	513	513,444
Santander Drive Auto Receivables Trust,
Series 2012-4, Class C
2.940%	12/15/17	298	306,688
Series 2012-5, Class C
2.700%	08/15/18	89	91,422
Series 2012-6, Class C
1.940%	03/15/18	59	59,473
Series 2013-1, Class C
1.760%	01/15/19	430	426,569
Series 2013-2, Class C
1.950%	03/15/19	415	414,915
Series 2013-5, Class C
2.250%	06/17/19	281	280,039
SLM Private Education Loan Trust,
Series 2013-B, Class A1, 144A
0.818%(c)	07/15/22	87	86,557
SLM Student Loan Trust,
Series 2013-A, Class A1, 144A
0.767%(c)	08/15/22	106	105,461

			5,782,304

Residential Mortgage-Backed Securities — 0.4%
Asset-Backed Funding Certificates,
Series 2005-AQ1, Class A6
4.780%	06/25/35	129	133,034
Bear Stearns Asset-Backed Securities I Trust,
Series 2004-BO1, Class M4
1.404%(c)	10/25/34	47	43,934
Centex Home Equity,
Series 2004-D, Class AF5
5.334%	09/25/34	85	90,114
Series 2005-C, Class AF5
5.048%	06/25/35	197	199,639
HLSS Servicer Advance Receivables Backed Notes,
Series 2013-T1, Class A1, 144A
0.898%	01/15/44	270	270,000
Series 2013-T1, Class A3, 144A
2.289%	01/15/48	125	122,464
Series 2013-T2, Class A2, 144A
1.147%	05/16/44	245	243,726
Series 2013-T3, Class A3, 144A
1.793%	05/15/46	453	443,215

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Nationstar Mortgage Advance Receivable Trust,
Series 2013-T2A, Class A2, 144A
1.679%	06/20/46	601	$600,087
RAMP Trust,
Series 2004-RS3, Class AI4
5.335%(c)	03/25/34	400	425,693

			2,571,906

TOTAL ASSET-BACKED SECURITIES (cost $8,370,473)			8,354,210

CERTIFICATES OF DEPOSIT — 0.4%
Ally Bank
1.150%	08/03/15	245	246,436
American Express Centurion Bank
1.700%	07/26/17	245	246,037
Barclays Bank Delaware (United Kingdom)
1.100%(c)	03/26/18	245	237,160
BMW Bank of North America (Germany)
1.000%	09/21/15	245	244,798
CIT Bank
2.100%	07/25/19	245	238,569
Discover Bank
1.800%	06/27/17	245	247,516
GE Capital Bank
1.350%	06/22/16	245	245,591
GE Capital Retail Bank
1.800%	06/22/17	245	247,138
Goldman Sachs Bank USA
1.800%	06/27/17	245	247,516
Sallie Mae Bank
1.750%	08/15/17	247	249,170
State Bank of India (India)
0.900%	01/25/16	245	245,165

TOTAL CERTIFICATES OF DEPOSIT (cost $2,683,848)			2,695,096

COMMERCIAL MORTGAGE-BACKED
SECURITIES — 2.5%
Banc of America Commercial Mortgage Trust,
Series 2006-6, Class AM
5.390%	10/10/45	662	717,464
Series 2007-4, Class AM
5.813%(c)	02/10/51	217	239,298
Banc of America Merrill Lynch Commercial Mortgage, Inc.,
Series 2005-2, Class A5
4.857%(c)	07/10/43	204	212,230
Series 2005-5, Class A4
5.115%(c)	10/10/45	375	396,817
Series 2006-1, Class A4
5.372%(c)	09/10/45	300	321,967
Bear Stearns Commercial Mortgage Securities Trust,
Series 2005-PWR9, Class AJ
4.985%(c)	09/11/42	466	484,710
Series 2005-T20, Class A4A
5.138%(c)	10/12/42	210	222,986
Series 2006-T22, Class AJ
5.579%(c)	04/12/38	86	92,593

SEE NOTES TO FINANCIAL STATEMENTS.

A357

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust,
Series 2004-C1, Class A4
5.383%(c)	04/15/40	30	$30,468
Commercial Mortgage Pass-Through Certificates,
Series 2006-C1, Class AJ
5.407%(c)	02/15/39	420	446,109
Series 2007-C2, Class AM
5.615%(c)	01/15/49	168	178,347
Series 2012-CR2, Class A4
3.147%	08/15/45	87	84,018
Series 2013-CR12, Class ASB
3.623%	10/10/46	130	132,157
Series 2013-WWP, Class B, 144A
3.726%	03/10/31	738	699,788
Commercial Mortgage Trust,
Series 2005-CD1, Class AJ
5.218%(c)	07/15/44	718	754,523
Series 2005-GG5, Class A5
5.224%(c)	04/10/37	135	142,368
Series 2007-CD5, Class AJ
6.118%(c)	11/15/44	354	384,748
Series 2013-CR7, Class A1
0.716%	03/10/46	103	102,402
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-C3, Class AJ
4.771%	07/15/37	222	228,747
Extended Stay America Trust,
Series 2013-ESFL, Class A2FL, 144A
0.868%(c)	12/05/31	120	120,178
Series 2013-ESH7, Class A17, 144A
2.295%	12/05/31	470	462,668
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through
Certificates,
Series K706, Class A2
2.323%	10/25/18	287	289,906
GS Mortgage Securities Corp.,
Series 2012-ALOH, Class A, 144A
3.551%	04/10/34	500	491,607
GS Mortgage Securities Corp. II,
Series 2004-GG2, Class A6
5.396%(c)	08/10/38	92	93,123
Series 2005-GG4, Class A4A
4.751%	07/10/39	247	255,638
Series 2011-GC5, Class A4
3.707%	08/10/44	936	953,566
Series 2012-TMSQ, Class A, 144A
3.007%	12/10/30	351	315,702
Series 2013-G1, Class A2, 144A
3.557%(c)	04/10/31	385	356,722
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2013-C10, Class AS
3.372%	12/15/47	443	421,347
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2005-LDP3, Class AJ
4.995%(c)	08/15/42	331	345,224
Series 2006-LDP8, Class AJ
5.480%(c)	05/15/45	625	650,761

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED
SECURITIES (continued)
Series 2011-CCHP, Class B, 144A
3.500%(c)	07/15/28	324	$325,195
LB Commercial Mortgage Trust,
Series 2007-C3, Class AM
6.081%(c)	07/15/44	205	227,569
LB-UBS Commercial Mortgage Trust,
Series 2006-C1, Class A4
5.156%	02/15/31	51	54,470
Series 2006-C4, Class AM
5.878%(c)	06/15/38	251	273,936
Series 2006-C6, Class AJ
5.452%(c)	09/15/39	479	511,414
Morgan Stanley Capital I Trust,
Series 2006-HQ9, Class AJ
5.793%(c)	07/12/44	443	477,854
Series 2006-IQ12, Class AMFX
5.370%	12/15/43	170	184,955
Series 2008-T29, Class A4
6.281%(c)	01/11/43	774	893,198
Timberstar Trust,
Series 2006-1A, Class A, 144A
5.668%	10/15/36	218	237,885
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C2, Class A4
3.525%	05/10/63	60	59,308
Series 2012-C4, Class A3
2.533%	12/10/45	84	81,027
Series 2013-C5, Class A4
3.185%	03/10/46	308	293,931
Series 2013-C5, Class AAB
2.687%	03/10/46	90	87,298
VNDO Mortgage Trust,
Series 2013-PENN, Class A, 144A
3.808%	12/13/29	531	542,851
VNO Mortgage Trust,
Series 2012-6AVE, Class A, 144A
2.996%	11/15/30	101	94,178
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C17, Class A4
5.083%(c)	03/15/42	254	262,595
Series 2005-C17, Class B
5.287%(c)	03/15/42	364	377,179
Series 2006-C24, Class A1A
5.557%(c)	03/15/45	493	533,079
WF-RBS Commercial Mortgage Trust,
Series 2011-C2, Class A4, 144A
4.869%(c)	02/15/44	123	133,758

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $16,746,932)			16,279,862

CORPORATE BONDS — 10.0%
Advertising — 0.1%
Interpublic Group of Cos., Inc. (The),
Sr. Unsec’d. Notes
4.000%	03/15/22	150	143,548

SEE NOTES TO FINANCIAL STATEMENTS.

A358

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

		Principal
Interest	Maturity	Amount	Value
Rate	Date	(000)#	(Note 2)

CORPORATE BONDS (continued)
Advertising (continued)
Omnicom Group, Inc.,
Gtd. Notes
3.625%	05/01/22	270	$261,467

			405,015

Aerospace & Defense
B/E Aerospace, Inc.,
Sr. Unsec’d. Notes
6.875%	10/01/20	95	104,263
Spirit Aerosystems, Inc.,
Gtd. Notes
7.500%	10/01/17	105	109,200

			213,463

Agriculture — 0.2%
Altria Group, Inc.,
Gtd. Notes
5.375%	01/31/44(a)	461	462,909
Bunge Ltd. Finance Corp.,
Gtd. Notes
8.500%	06/15/19	200	245,697
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
4.875%	11/15/43	202	200,107
5.650%	05/16/18	242	277,942

			1,186,655

Airlines
United Continental Holdings, Inc.,
Gtd. Notes
6.375%	06/01/18(a)	195	203,775

Auto Parts & Equipment — 0.1%
Dana Holding Corp.,
Sr. Unsec’d. Notes
6.750%	02/15/21(a)	75	80,625
Delphi Corp.,
Gtd. Notes
5.000%	02/15/23	40	41,150
5.875%	05/15/19	100	105,750
TRW Automotive, Inc.,
Gtd. Notes, 144A
4.450%	12/01/23	405	392,850

			620,375

Automobile Manufacturers
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
2.950%	01/11/17	163	168,314

Automobiles — 0.1%
General Motors Co.,
Sr. Unsec’d. Notes, 144A
3.500%	10/02/18(a)	210	214,725
6.250%	10/02/43	70	72,713

			287,438

Banking — 0.1%
Bank of Montreal (Canada),
Sr. Unsec’d. Notes, MTN
2.375%	01/25/19(a)	220	219,363

		Principal
Interest	Maturity	Amount	Value
Rate	Date	(000)#	(Note 2)

CORPORATE BONDS (continued)
Banking (continued)
Royal Bank of Canada (Canada),
Covered Bonds
2.000%	10/01/19	369	$367,085
Royal Bank of Scotland Group PLC (United Kingdom),
Sub. Notes
6.000%	12/19/23	211	212,502

			798,950

Banks — 0.3%
Ally Financial, Inc.,
Gtd. Notes
4.750%	09/10/18	140	146,475
Bank of Nova Scotia (Canada),
Sr. Unsec’d. Notes
2.050%	10/30/18	117	115,902
Compass Bank,
Certificate of Deposit
1.900%	11/06/18	245	243,769
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands),
Bank Gtd. Notes
4.625%	12/01/23	330	332,316
ING Bank NV (Netherlands),
Sub. Notes, 144A
5.800%	09/25/23	285	297,994
KeyBank NA,
Sr. Unsec’d. Notes
1.100%	11/25/16	356	355,247
Lloyds Bank PLC (United Kingdom),
Bank Gtd. Notes
2.300%	11/27/18(a)	200	199,481

			1,691,184

Beverages — 0.3%
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
7.750%	01/15/19	165	206,029
Coca-Cola Co. (The),
Sr. Unsec’d. Notes
3.150%	11/15/20	300	304,338
Molson Coors Brewing Co.,
Gtd. Notes
5.000%	05/01/42	145	141,875
PepsiCo, Inc.,
Sr. Unsec’d. Notes
2.250%	01/07/19	255	255,759
3.000%	08/25/21	300	295,837
7.900%	11/01/18	220	274,996
Pernod-Ricard SA (France),
Sr. Unsec’d. Notes, 144A
4.250%	07/15/22	300	299,236

			1,778,070

Building Materials — 0.1%
Heidelbergcement Finance BV (Germany),
Gtd. Notes
8.000%	01/31/17	EUR 155	249,228

SEE NOTES TO FINANCIAL STATEMENTS.

A359

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

		Principal
Interest	Maturity	Amount	Value
Rate	Date	(000)#	(Note 2)

CORPORATE BONDS (continued)
Building Materials (continued)
Vulcan Materials Co.,
Sr. Unsec’d. Notes
6.500%	12/01/16	105	$117,600

			366,828

Capital Markets — 0.1%
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes, MTN
2.100%	01/15/19	404	400,445

Chemicals
Celanese US Holdings LLC,
Gtd. Notes
4.625%	11/15/22	180	172,350

Commercial Banks — 0.8%
Canadian Imperial Bank of Commerce (Canada),
Deposit Notes
2.650%	11/08/16	CAD 377	361,430
Fifth Third Bancorp,
Sr. Unsec’d. Notes
0.900%	02/26/16	300	298,423
Sub. Notes
4.500%	06/01/18	452	482,001
KeyCorp,
Sr. Unsec’d. Notes, MTN
5.100%	03/24/21(a)	150	163,937
PNC Funding Corp.,
Bank Gtd. Notes
3.300%	03/08/22	203	199,477
Provident Funding Associates LP/PFG Finance Corp.,
Gtd. Notes, 144A
6.750%	06/15/21	30	29,850
Regions Financial Corp.,
Sr. Unsec’d. Notes
5.750%	06/15/15	115	122,535
7.750%	11/10/14	43	45,367
State Street Corp.,
Sub. Notes
3.100%	05/15/23(a)	155	144,120
Toronto-Dominion Bank (The) (Canada),
Sr. Unsec’d. Notes, MTN
2.625%	09/10/18	211	215,165
US Bancorp,
Jr. Sub. Notes
3.442%	02/01/16	654	682,179
Sub. Notes, MTN
2.950%	07/15/22	710	659,679
Wells Fargo & Co.,
Sr. Unsec’d. Notes
1.250%	07/20/16(a)	207	208,536
5.625%	12/11/17	411	471,086
Sub. Notes
3.450%	02/13/23(a)	280	264,722
Westpac Banking Corp. (Australia),
Sr. Unsec’d. Notes
4.875%	11/19/19	270	299,603
Zions Bancorporation,
Sr. Unsec’d. Notes
4.000%	06/20/16	85	88,125

		Principal
Interest	Maturity	Amount	Value
Rate	Date	(000)#	(Note 2)

CORPORATE BONDS (continued)
Commercial Banks (continued)
4.500%	03/27/17	340	$360,001
4.500%	06/13/23	350	341,163

			5,437,399

Commercial Services — 0.2%
FTI Consulting, Inc.,
Gtd. Notes
6.750%	10/01/20(a)	110	118,800
Lender Processing Services, Inc.,
Gtd. Notes
5.750%	04/15/23	75	77,625
Loyola University of Chicago,
Sr. Unsec’d. Notes
3.199%	07/01/22	319	292,248
President and Fellows of Harvard College,
Unsec’d. Notes
6.300%	10/01/37	414	458,044
RR Donnelley & Sons Co.,
Sr. Unsec’d. Notes
5.500%	05/15/15	17	17,935
6.500%	11/15/23	205	207,050
Service Corp. International,
Sr. Unsec’d. Notes
6.750%	04/01/16	40	43,600

			1,215,302

Communications Equipment — 0.1%
Cisco Systems, Inc.,
Sr. Unsec’d. Notes
5.900%	02/15/39	462	513,641
CyrusOne LP/CyrusOne Finance Corp.,
Gtd. Notes
6.375%	11/15/22(a)	150	155,250

			668,891

Computers — 0.2%
iGATE Corp.,
Gtd. Notes
9.000%	05/01/16(a)	170	180,625
International Business Machines Corp.,
Sr. Unsec’d. Notes
5.700%	09/14/17	606	695,869
Stream Global Services, Inc.,
Sec’d. Notes
11.250%	10/01/14	72	72,180

			948,674

Consumer Products — 0.1%
Procter & Gamble Co. (The),
Sr. Unsec’d. Notes
3.100%	08/15/23	458	440,389

Containers & Packaging — 0.1%
Ball Corp.,
Gtd. Notes
4.000%	11/15/23	55	49,225
5.750%	05/15/21	131	137,877
Crown Americas LLC/Crown Americas Capital Corp. IV,
Gtd. Notes
4.500%	01/15/23(a)	10	9,350

SEE NOTES TO FINANCIAL STATEMENTS.

A360

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Containers & Packaging (continued)
Owens-Brockway Glass Container, Inc.,
Gtd. Notes
7.375%	05/15/16	60	$67,350

			263,802

Distribution/Wholesale — 0.1%
Glencore Funding LLC (Switzerland),
Gtd. Notes, 144A
4.125%	05/30/23(a)	285	266,337
6.000%	04/15/14	300	304,314

			570,651

Diversified Financial Services — 1.8%
Air Lease Corp.,
Sr. Unsec’d. Notes
5.625%	04/01/17(a)	225	247,781
Aircastle Ltd.,
Sr. Unsec’d. Notes
6.250%	12/01/19	75	80,344
American Express Credit Corp.,
Sr. Unsec’d. Notes
1.300%	07/29/16	171	172,323
Sr. Unsec’d. Notes, MTN
2.800%	09/19/16	328	342,721
American Honda Finance Corp. (Japan),
Unsec’d. Notes, 144A
1.000%	08/11/15	442	443,733
Bank of America Corp.,
Jr. Sub. Notes
8.000%(c)	07/29/49(a)	110	121,880
Sr. Unsec’d. Notes, MTN
2.000%	01/11/18(a)	619	617,902
3.300%	01/11/23(a)	665	629,268
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes, MTN
7.150%	02/15/19	443	544,548
Citigroup, Inc.,
Sr. Unsec’d. Notes
1.750%	05/01/18	445	437,566
4.450%	01/10/17(a)	627	679,542
Sub. Notes
3.500%	05/15/23(a)	276	257,174
4.050%	07/30/22	65	64,276
6.675%	09/13/43(a)	260	299,163
CNH Capital LLC,
Gtd. Notes
6.250%	11/01/16	55	60,706
Discover Bank,
Sub. Notes
7.000%	04/15/20	300	348,896
Discover Financial Services,
Sr. Unsec’d. Notes
3.850%	11/21/22	455	431,417
E*TRADE Financial Corp.,
Sr. Unsec’d. Notes
6.750%	06/01/16(a)	55	59,675
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.375%	01/16/18	200	201,992

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
2.500%	01/15/16	200	$205,189
General Electric Capital Corp.,
Sr. Unsec’d. Notes, MTN
4.625%	01/07/21	58	63,246
4.650%	10/17/21	170	185,206
General Motors Financial Co., Inc.,
Gtd. Notes, 144A
2.750%	05/15/16	85	86,063
4.250%	05/15/23	120	114,150
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
2.375%	01/22/18	785	787,984
Sub. Notes
6.750%	10/01/37(a)	390	433,892
Hyundai Capital America (South Korea),
Sr. Unsec’d. Notes, 144A
1.625%	10/02/15	285	286,426
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
8.000%	01/15/18(a)	155	161,200
Gtd. Notes, 144A
6.000%	08/01/20	45	46,350
International Lease Finance Corp.,
Sr. Unsec’d. Notes
3.875%	04/15/18(a)	290	290,725
Jefferies Group, Inc.,
Sr. Unsec’d. Notes
8.500%	07/15/19	325	396,500
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.150%	07/05/16(a)	511	535,723
3.200%	01/25/23(a)	425	402,911
Sub. Notes
3.375%	05/01/23(a)	231	215,292
Lazard Group LLC,
Sr. Unsec’d. Notes
4.250%	11/14/20	150	149,675
Morgan Stanley,
Sr. Unsec’d. Notes
4.750%	03/22/17	314	342,674
Sub. Notes
5.000%	11/24/25	451	452,348
Sub. Notes, MTN
4.100%	05/22/23(a)	181	175,163
National Money Mart Co.,
Gtd. Notes
10.375%	12/15/16	65	65,975
National Rural Utilities Cooperative Finance Corp.,
Collateral Trust
10.375%	11/01/18	233	315,105
Raymond James Financial, Inc.,
Sr. Unsec’d. Notes
8.600%	08/15/19	225	282,958

			12,035,662

Electric — 0.2%
AES Corp. (The),
Sr. Unsec’d. Notes
8.000%	06/01/20	145	169,650

SEE NOTES TO FINANCIAL STATEMENTS.

A361

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Electric (continued)
Duquesne Light Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
6.400%	09/15/20	300	$343,146
Hydro-Quebec (Canada),
Gov’t. Gtd. Notes, MTN
8.400%	03/28/25	167	223,829
NiSource Finance Corp.,
Gtd. Notes
4.800%	02/15/44	58	52,331
5.650%	02/01/45	325	332,912
5.800%	02/01/42	80	83,209
PacifiCorp,
First Mortgage
3.850%	06/15/21	164	169,849
PPL Capital Funding, Inc.,
Gtd. Notes
4.200%	06/15/22	140	139,743

			1,514,669

Electrical Equipment
Anixter, Inc.,
Gtd. Notes
5.950%	03/01/15	120	125,700

Electronics
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
5.300%	02/01/44	140	141,565

Energy Equipment & Services
Schlumberger Investment SA,
Gtd. Notes
3.650%	12/01/23(a)	160	158,607

Entertainment & Leisure — 0.1%
Diamond Resorts Corp.,
Sr. Sec’d. Notes
12.000%	08/15/18	127	140,335
Scientific Games Corp.,
Gtd. Notes
8.125%	09/15/18	160	171,600

			311,935

Environmental Control
Clean Harbors, Inc.,
Gtd. Notes
5.250%	08/01/20(a)	80	82,400
Waste Management, Inc.,
Gtd. Notes
2.900%	09/15/22	150	138,957

			221,357

Food & Beverage
Hawk Acquisition Sub, Inc.,
Sec’d. Notes, 144A
4.250%	10/15/20(a)	235	227,363

Food & Staples Retailing — 0.2%
CVS Caremark Corp.,
Sr. Unsec’d. Notes
5.750%	05/15/41	350	381,979

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Food & Staples Retailing (continued)
CVS Pass-Through Trust,
Pass-Through Certificates, 144A
7.507%	01/10/32	230	$273,725
Wal-Mart Stores, Inc.,
Sr. Unsec’d. Notes
6.500%	08/15/37(a)	681	851,883

			1,507,587

Healthcare Products
Life Technologies Corp.,
Sr. Unsec’d. Notes
6.000%	03/01/20	200	229,804

Healthcare Providers & Services
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.950%	10/15/42	125	106,008

Healthcare Services
Coventry Health Care, Inc.,
Sr. Unsec’d. Notes
5.450%	06/15/21	100	111,263
HCA Holdings, Inc.,
Sr. Unsec’d. Notes
7.750%	05/15/21(a)	125	136,563

			247,826

Home Builders — 0.1%
Ryland Group, Inc. (The),
Gtd. Notes
5.375%	10/01/22	25	23,750
Standard Pacific Corp.,
Gtd. Notes
10.750%	09/15/16(a)	40	48,200
Toll Brothers Finance Corp.,
Gtd. Notes
4.000%	12/31/18	195	198,413

			270,363

Hotels, Restaurants & Leisure — 0.2%
Carnival Corp.,
Gtd. Notes
3.950%	10/15/20	300	300,232
Downstream Development Authority of the Quapaw Tribe of Oklahoma,
Sr. Sec’d. Notes, 144A
10.500%	07/01/19	120	121,200
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes, 144A
5.625%	10/15/21(a)	40	41,500
Royal Caribbean Cruises Ltd.,
Sr. Unsec’d. Notes
7.250%	06/15/16	50	56,125
Wyndham Worldwide Corp.,
Sr. Unsec’d. Notes
5.625%	03/01/21	365	389,744
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
Unsec’d. Notes
5.375%	03/15/22	200	202,000

			1,110,801

SEE NOTES TO FINANCIAL STATEMENTS.

A362

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Industrial Products
NCR Escrow Corp.,
Sr. Unsec’d. Notes, 144A
6.375%	12/15/23	230	$234,887

Insurance — 0.5%
American International Group, Inc.,
Sr. Unsec’d. Notes
8.250%	08/15/18	420	525,370
Berkshire Hathaway Finance Corp.,
Gtd. Notes
3.000%	05/15/22	624	598,201
CNA Financial Corp.,
Sr. Unsec’d. Notes
5.750%	08/15/21	200	224,089
Genworth Holdings, Inc.,
Gtd. Notes
4.900%	08/15/23	139	138,931
Hartford Financial Services Group, Inc.,
Sr. Unsec’d. Notes
4.300%	04/15/43	120	105,561
ING US, Inc.,
Gtd. Notes
2.900%	02/15/18	275	281,266
Sr. Unsec’d. Notes
5.700%	07/15/43	90	94,032
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
6.500%	05/01/42	150	164,618
Lincoln National Corp.,
Sr. Unsec’d. Notes
8.750%	07/01/19	200	257,431
MetLife, Inc.,
Jr. Sub. Notes
10.750%	08/01/69	450	663,750
Sr. Unsec’d. Notes
4.368%	09/15/23	265	270,535

			3,323,784

Internet
Amazon.com, Inc.,
Sr. Unsec’d. Notes
2.500%	11/29/22(a)	66	59,494
Equinix, Inc.,
Sr. Unsec’d. Notes
4.875%	04/01/20	140	139,300

			198,794

Internet Software & Services
Google, Inc.,
Sr. Unsec’d. Notes
3.625%	05/19/21	216	225,223

Investment Companies
Temasek Financial I Ltd. (Singapore),
Gtd. Notes, 144A
2.375%	01/23/23	250	224,961

Machinery–Construction & Mining — 0.1%
Caterpillar, Inc.,
Sr. Unsec’d. Notes
7.900%	12/15/18	415	520,128

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Media — 0.3%
Comcast Corp.,
Gtd. Notes
4.250%	01/15/33	135	$125,404
6.300%	11/15/17	200	232,927
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
5.150%	03/15/42	285	255,959
6.375%	03/01/41	150	155,528
DISH DBS Corp.,
Gtd. Notes
6.750%	06/01/21	70	74,200
Gannett Co., Inc.,
Gtd. Notes, 144A
5.125%	10/15/19	60	62,400
5.125%	07/15/20	50	50,625
NBCUniversal Media LLC,
Gtd. Notes
4.375%	04/01/21	200	211,684
News America, Inc.,
Gtd. Notes
3.000%	09/15/22	150	141,008
Sirius XM Holdings, Inc.,
Gtd. Notes, 144A
5.250%	08/15/22	130	131,300
Time Warner Cable, Inc.,
Gtd. Notes
8.750%	02/14/19	225	268,389
Time Warner, Inc.,
Gtd. Notes
5.350%	12/15/43	323	327,112
Walt Disney Co. (The),
Sr. Unsec’d. Notes
2.750%	08/16/21	98	94,484

			2,131,020

Metals & Mining — 0.1%
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes
1.875%	11/21/16	115	117,475
5.000%	09/30/43(a)	200	203,348
CONSOL Energy, Inc.,
Gtd. Notes
8.250%	04/01/20	100	108,250
Goldcorp, Inc. (Canada),
Sr. Unsec’d. Notes
2.125%	03/15/18	165	161,716
Xstrata Finance Canada Ltd. (Canada),
Gtd. Notes, 144A
4.250%	10/25/22	125	119,185

			709,974

Miscellaneous Manufacturers — 0.1%
General Electric Co.,
Sr. Unsec’d. Notes
2.700%	10/09/22	610	570,960
Ingersoll-Rand Global Holding Co. Ltd.,
Gtd. Notes, 144A
2.875%	01/15/19	60	59,138

			630,098

SEE NOTES TO FINANCIAL STATEMENTS.

A363

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Multiline Retail
Kohl’s Corp.,
Sr. Unsec’d. Notes
4.750%	12/15/23		175	$177,645

Multimedia
Viacom, Inc.,
Sr. Unsec’d. Notes
5.850%	09/01/43		120	126,147

Multi-National — 0.1%
Asian Development Bank (Supranational Bank),
Sr. Unsec’d. Notes, MTN
3.250%	07/20/17	NZD	289	227,201
North American Development Bank (Supranational Bank),
Sr. Unsec’d. Notes
2.400%	10/26/22		401	355,875

				583,076

Oil & Gas — 0.6%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.,
Gtd. Notes
9.625%	10/15/18		160	171,200
Berry Petroleum Co.,
Sr. Unsec’d. Notes
6.750%	11/01/20		200	207,500
10.250%	06/01/14		145	149,894
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
3.200%	03/11/16(a)		602	632,148
3.245%	05/06/22		463	448,768
Hornbeck Offshore Services, Inc.,
Gtd. Notes
5.875%	04/01/20		85	87,763
Linn Energy LLC/Linn Energy Finance Corp.,
Gtd. Notes
8.625%	04/15/20		140	151,200
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
4.100%	02/01/21		235	246,688
Plains Exploration & Production Co.,
Gtd. Notes
6.625%	05/01/21(a)		86	94,303
6.875%	02/15/23		197	219,655
Pride International, Inc.,
Gtd. Notes
8.500%	06/15/19		285	359,399
Sempra Energy,
Sr. Unsec’d. Notes
4.050%	12/01/23		145	143,178
9.800%	02/15/19		100	132,104
Shell International Finance BV (Netherlands),
Gtd. Notes
2.250%	01/06/23(a)		502	448,249
Total Capital International SA (France),
Gtd. Notes
3.700%	01/15/24		196	193,800
Woodside Finance Ltd. (Australia),
Gtd. Notes, 144A
4.600%	05/10/21		250	261,803

				3,947,652

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Oil & Gas Exploration/Production — 0.1%
Continental Resources, Inc.,
Gtd. Notes
4.500%	04/15/23	295	$299,056

Oil, Gas & Consumable Fuels — 0.3%
Chevron Corp.,
Sr. Unsec’d. Notes
2.355%	12/05/22(a)	644	585,775
ConocoPhillips,
Gtd. Notes
5.750%	02/01/19	264	304,860
Statoil ASA (Norway),
Gtd. Notes
2.900%	11/08/20	423	420,232
3.700%	03/01/24	309	306,783
Whiting Petroleum Corp.,
Gtd. Notes
5.000%	03/15/19	215	219,837

			1,837,487

Paper & Forest Products
Graphic Packaging International, Inc.,
Gtd. Notes
7.875%	10/01/18	80	86,800

Pharmaceuticals — 0.1%
GlaxoSmithKline Capital, Inc. (United Kingdom),
Gtd. Notes
5.650%	05/15/18	160	184,182
Mylan, Inc.,
Gtd. Notes, 144A
1.800%	06/24/16	95	96,848
6.000%	11/15/18	160	170,495
Teva Pharmaceutical Finance Co. BV (Israel),
Gtd. Notes
3.650%	11/10/21	271	265,802

			717,327

Pipelines — 0.3%
Copano Energy LLC/Copano Energy Finance Corp.,
Gtd. Notes
7.125%	04/01/21	187	215,490
DCP Midstream LLC,
Sr. Unsec’d. Notes, 144A
4.750%	09/30/21	200	199,912
EL Paso Pipeline Partners Operating Co. LLC,
Gtd. Notes
5.000%	10/01/21	360	377,033
Energy Transfer Partners LP,
Sr. Unsec’d. Notes
9.700%	03/15/19	250	323,690
Enterprise Products Operating LLC,
Gtd. Notes
3.350%	03/15/23	109	103,540
Genesis Energy LP/Genesis Energy Finance Corp.,
Gtd. Notes
7.875%	12/15/18	120	129,300
Kinder Morgan Energy Partners LP,
Sr. Unsec’d. Notes
4.150%	02/01/24(a)	395	382,151

SEE NOTES TO FINANCIAL STATEMENTS.

A364

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Pipelines (continued)
NuStar Logistics LP,
Gtd. Notes
6.750%	02/01/21	175	$180,585
Sunoco Logistics Partners Operations LP,
Gtd. Notes
4.650%	02/15/22	100	101,374
Western Gas Partners LP,
Sr. Unsec’d. Notes
5.375%	06/01/21	150	160,695

			2,173,770

Real Estate — 0.1%
CB Richard Ellis Services, Inc.,
Gtd. Notes
6.625%	10/15/20	100	107,000
DuPont Fabros Technology LP,
Gtd. Notes
5.875%	09/15/21	200	206,500
WEA Finance LLC (Australia),
Gtd. Notes, 144A
4.625%	05/10/21	200	211,071

			524,571

Real Estate Investment Trusts (REITs) — 0.3%
American Tower Corp.,
Sr. Unsec’d. Notes
3.500%	01/31/23	95	86,616
4.700%	03/15/22	120	119,945
Boston Properties LP,
Sr. Unsec’d. Notes
3.125%	09/01/23(a)	115	105,040
Camden Property Trust,
Sr. Unsec’d. Notes
4.250%	01/15/24	86	85,042
CBRE Services, Inc.,
Gtd. Notes
5.000%	03/15/23	50	48,063
Corrections Corp. of America,
Gtd. Notes
4.125%	04/01/20	195	191,100
ERP Operating LP,
Sr. Unsec’d. Notes
3.000%	04/15/23	150	136,971
Felcor Lodging LP,
Sr. Sec’d. Notes
5.625%	03/01/23	185	180,375
10.000%	10/01/14	32	33,840
Host Hotels & Resorts LP,
Sr. Unsec’d. Notes
6.000%	10/01/21	180	195,988
PPF Funding, Inc.,
Gtd. Notes, 144A
5.700%	04/15/17	250	270,649
ProLogis LP,
Gtd. Notes
4.250%	08/15/23	425	419,838
Sr. Housing Properties Trust,
Sr. Unsec’d. Notes
6.750%	04/15/20	150	166,555

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
Ventas Realty LP/Ventas Capital Corp.,
Gtd. Notes
4.750%	06/01/21	160	$167,859

			2,207,881

Retail — 0.1%
AutoZone, Inc.,
Sr. Unsec’d. Notes
2.875%	01/15/23	295	265,538
O’Reilly Automotive, Inc.,
Gtd. Notes
3.850%	06/15/23	125	119,955

			385,493

Schools — 0.1%
George Washington University (The),
Bonds
3.485%	09/15/22	481	459,320
Unsec’d. Notes
1.827%	09/15/17	91	89,774

			549,094

Semiconductors
Intel Corp.,
Sr. Unsec’d. Notes
4.000%	12/15/32	165	152,076

Software
Microsoft Corp.,
Sr. Unsec’d. Notes
4.200%	06/01/19	200	220,447

Telecommunications — 0.7%
AT&T, Inc.,
Sr. Unsec’d. Notes
2.350%	11/27/18(a)	397	397,341
3.000%	02/15/22	438	412,663
CC Holdings GS V LLC/Crown Castle GS III Corp.,
Sr. Sec’d. Notes
3.849%	04/15/23	200	187,221
MetroPCS Wireless, Inc.,
Gtd. Notes
6.625%	11/15/20(a)	155	164,300
Motorola Solutions, Inc.,
Sr. Unsec’d. Notes
3.500%	03/01/23	110	101,766
NeuStar, Inc.,
Gtd. Notes
4.500%	01/15/23	25	22,563
Qwest Corp.,
Sr. Unsec’d. Notes
6.750%	12/01/21	298	326,299
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
6.400%	09/15/33	531	610,714
6.550%	09/15/43	1,558	1,822,796
8.750%	11/01/18	429	548,937

SEE NOTES TO FINANCIAL STATEMENTS.

A365

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Telecommunications (continued)
Virgin Media Finance PLC (United Kingdom),
Gtd. Notes
8.375%	10/15/19		100	$109,250

				4,703,850

Transportation — 0.5%
Burlington Northern and Santa Fe Railway Co. 2000-1 Pass-Through Trust,
Pass-Through Certificates
8.251%	01/15/21		78	92,101
Burlington Northern and Santa Fe Railway Co., 2005-3 Pass Through Trust,
Pass-Through Certificates
4.830%	01/15/23		490	525,740
Burlington Northern and Santa Fe Railway Co., 2006-1 Pass Through Trust,
Pass-Through Certificates
5.720%	01/15/24		320	351,619
CSX Transportation, Inc.,
Sec’d. Notes
6.251%	01/15/23		611	709,781
Federal Express Corp. 1998 Pass-Through Trust,
Pass-Through Certificates
6.720%	07/15/23		642	750,652
Federal Express Corp. 2012 Pass-Through Trust,
Pass-Through Certificates, 144A
2.625%	01/15/18		196	199,834
Gulfmark Offshore, Inc.,
Sr. Unsec’d. Notes
6.375%	03/15/22		120	120,900
Union Pacific Railroad Co.,
Pass-Through Certificates
8.000%	01/10/21		292	336,971

				3,087,598

TOTAL CORPORATE BONDS (cost $66,615,478)				66,026,056

FOREIGN GOVERNMENT BONDS — 0.8%
Australia Government Bond (Australia),
Sr. Unsec’d. Notes
4.750%	10/21/15	AUD	911	843,306
Canada Housing Trust No. 1 (Canada),
Sec’d. Notes
2.350%	12/15/18	CAD	250	236,762
Export Development Canada (Canada),
Sr. Unsec’d. Notes
3.875%	03/16/17	CAD	302	243,599
International Finance Corp. (Supranational Bank),
Sr. Unsec’d. Notes, MTN
3.875%	02/26/18	NZD	355	281,829
Mexican Bonos (Mexico),
Bonds
4.750%	06/14/18	MXN	7,012	524,229
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
4.000%	10/02/23		210	207,900
New South Wales Treasury Corp. (Australia),
Gov’t. Gtd. Notes
4.000%	02/20/17	AUD	547	499,799
New Zealand Government (New Zealand),
Sr. Unsec’d. Notes
6.000%	12/15/17	NZD	533	470,778

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
Norway Government Bond (Norway),
Bonds
4.500%	05/22/19	NOK	2,680	$489,048
Province of Manitoba Canada (Canada),
Unsec’d. Notes
9.500%	09/15/18		92	118,934
Province of Quebec Canada (Canada),
Unsec’d. Notes
2.625%	02/13/23(a)		838	766,234
Queensland Treasury Corp. (Australia),
Gov’t. Gtd. Notes
6.000%	02/21/18	AUD	344	335,501
Western Australian Treasury Corp. (Australia),
Gov’t. Gtd. Notes
3.000%	06/08/16	AUD	257	229,115

TOTAL FOREIGN GOVERNMENT BONDS (cost $5,412,325)				5,247,034

MUNICIPAL BONDS — 0.2%
Florida
Florida Hurricane Catastrophe Fund Finance Corp.,
Revenue Bonds
1.298%	07/01/16		110	109,764

Ohio — 0.2%
Ohio State University (The),
Revenue Bonds
4.910%	06/01/40		925	926,832

TOTAL MUNICIPAL BONDS (cost $1,106,574)				1,036,596

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.4%
Bear Stearns ALT-A Trust,
Series 2003-3, Class 2A
2.584%(c)	10/25/33		346	345,250
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-6, Class A2
2.290%(c)	09/25/35		68	66,528
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust,
Series 2005-1, Class 2A1
5.632%(c)	02/25/20		83	85,883
Fannie Mae REMICS,
Series 2005-69, Class AG
5.000%	08/25/35		176	191,100
Series 2010-135, Class EA
3.000%	01/25/40		38	39,038
FHLMC Structured Pass-Through Securities,
Series T-61, Class 1A1
1.540%(c)	07/25/44		46	47,052
Freddie Mac REMICS,
Series 2934, Class HI, IO
5.000%	02/15/20		124	12,128
Series 3634, Class BA
4.500%	08/15/27		17	17,069
JPMorgan Mortgage Trust,
Series 2013-1, Class 2A2, 144A
2.500%(c)	03/25/43		628	608,459

SEE NOTES TO FINANCIAL STATEMENTS.

A366

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
MASTR Alternative Loan Trust,
Series 2003-8, Class 3A4
5.500%	12/25/33	74	$79,011
MLCC Mortgage Investors, Inc.,
Series 2004-1, Class 2A2
2.360%(c)	12/25/34	94	96,384
Morgan Stanley Mortgage Loan Trust,
Series 2004-10AR, Class 2A2
2.466%(c)	11/25/34	226	225,356
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-12, Class 6A
2.656%(c)	09/25/34	334	326,487
Series 2004-16, Class 5A3
5.343%(c)	11/25/34	51	49,636
Thornburg Mortgage Securities Trust,
Series 2007-4, Class 3A1
6.104%(c)	09/25/37	188	194,656
Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR10, Class 2A2
2.627%(c)	06/25/35	479	484,650
Series 2005-AR14, Class A1
5.328%(c)	08/25/35	117	119,753

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $3,036,817)			2,988,440

U.S. GOVERNMENT AGENCY
OBLIGATIONS — 7.0%
Federal Farm Credit Banks
2.960%	10/09/20	819	807,384
3.500%	07/03/23	195	192,223
3.840%	09/05/23	312	308,862
Federal Home Loan Banks
1.000%	05/15/23-05/23/23	1,695	1,611,677
1.250%	02/21/23	165	154,278
2.500%	08/14/24	395	343,427
2.900%	09/05/25	424	372,403
3.000%	03/25/27	625	542,288
3.170%	10/04/27	550	481,876
3.240%	06/11/27	120	107,060
3.300%	05/07/32	785	658,385
Federal Home Loan Mortgage Corp.
3.000%	11/01/42	94	88,792
3.100%	04/25/28	314	269,792
3.500%	07/01/32-06/01/43	568	570,497
4.000%	07/01/43-10/01/43	2,033	2,096,813
5.625%	11/23/35	2,593	2,741,203
Federal National Mortgage Assoc.
1.000%	08/21/23	1,038	1,030,056
1.500%	08/14/23	1,297	1,282,171
1.961%(s)	10/09/19	395	335,865
2.569%(c)	05/01/36	70	73,903
3.000%	12/01/26-06/01/43	977	905,632
3.500%	04/01/32-06/01/43	5,931	5,946,825
4.000%	12/01/40-12/01/42	6,460	6,657,477
4.500%	07/01/19-06/01/42	5,211	5,533,726
5.000%	11/01/33-10/01/41	4,046	4,414,467

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.057%	12/08/28	110	$117,599
5.500%	01/01/21-05/10/27	152	166,466
5.590%	04/19/27	739	815,968
5.600%	05/15/37	1,136	1,249,780
6.000%	04/18/36	5,245	5,744,660
Government National Mortgage Assoc.
2.000%	06/20/39	115	111,146
4.000%	11/15/24	480	507,916
3.500%	08/20/34	96	97,841

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $47,551,876)			46,338,458

U.S. TREASURY OBLIGATIONS — 3.9%
U.S. Treasury Bonds
3.625%	08/15/43	1,268	1,197,467
U.S. Treasury Inflationary Indexed Bonds, TIPS
0.125%	04/15/18	758	781,149
0.500%	04/15/15	1,490	1,641,131
0.625%	02/15/43	883	689,739
1.625%	01/15/15	560	705,654
U.S. Treasury Notes
0.250%	09/30/15	2,738	2,735,541
0.625%	10/15/16	1,000	998,125
1.250%	10/31/18(a)	2,837	2,781,369
1.500%	08/31/18	319	317,380
1.625%	08/15/22-11/15/22	741	670,925
2.000%	09/30/20-02/15/23	1,506	1,457,860
2.000%	11/30/20(a)	1,668	1,623,695
2.750%	11/15/23(a)	10,356	10,131,078

TOTAL U.S. TREASURY OBLIGATIONS (cost $26,086,243)			25,731,113

TOTAL LONG-TERM INVESTMENTS (cost $538,653,356)			624,212,682

SHORT-TERM INVESTMENT — 11.8%		Shares
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $77,888,791; includes $41,955,514 of cash collateral received for securities on loan)(b)(w)(Note 4)		77,888,791	77,888,791

TOTAL INVESTMENTS — 106.5% (cost $616,542,147)			702,101,473
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (6.5)%			(43,107,361)

NET ASSETS — 100.0%			$658,994,112

SEE NOTES TO FINANCIAL STATEMENTS.

A367

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corporation
IO	Interest Only
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
NASDAQ	National Association of Securities Dealers Automated Quotations
OMXS	Sweden Stock Market Index
PRFC	Preference Shares
QMTF	Quote Multilateral Trading Facility
REMICS	Real Estate Mortgage Investment Conduit
TIPS	Treasury Inflation Protected Securities
USA	United States of America
XHKG	Hong Kong Stock Exchange
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro

MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $40,991,698; cash collateral of $41,955,514 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2013.

(s)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at December 31, 2013:

Sale Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar, Expiring 03/17/14	Westpac Banking Corp.	AUD 2,154	$1,921,954	$1,913,415	$8,539
Canadian Dollar, Expiring 02/26/14	Barclays Capital Group	CAD 614	581,638	577,559	4,079
Euro, Expiring 01/10/14	Barclays Capital Group	EUR 184	249,028	252,871	(3,843)
New Zealand Dollar, Expiring 02/13/14	Westpac Banking Corp.	NZD 1,472	1,205,688	1,206,497	(809)

			$3,958,308	$3,950,342	$7,966

SEE NOTES TO FINANCIAL STATEMENTS.

A368

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$339,860,765	$105,023,143	$—
Exchange Traded Funds	3,883,929	—	—
Preferred Stocks	747,980	—	—
Asset-Backed Securities
Non-Residential Mortgage-Backed
Securities	—	5,782,304	—
Residential Mortgage-Backed
Securities	—	2,571,906	—
Certificates of Deposit	—	2,457,936	237,160
Commercial Mortgage-Backed
Securities	—	15,817,194	462,668
Corporate Bonds	—	64,565,623	1,460,433
Foreign Government Bonds	—	5,247,034	—
Municipal Bonds	—	1,036,596	—
Residential Mortgage-Backed
Securities	—	2,988,440	—
U.S. Government Agency Obligations	—	46,338,458	—
U.S. Treasury Obligations	—	25,731,113	—
Affiliated Money Market Mutual Fund	77,888,791	—	—
Other Financial Instruments*
Foreign Forward Currency Contracts	—	7,966	—

Total	$422,381,465	$277,567,713	$2,160,261

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A369

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

Affiliated Money Market Mutual Fund (6.4% represents investments purchased with collateral from securities on loan)	11.8%
U.S. Government Agency Obligations	7.0
Diversified Financial Services	4.9
Insurance	4.4
Commercial Banks	4.4
Oil, Gas & Consumable Fuels	4.1
U.S. Treasury Obligations	3.9
Energy Equipment & Services	3.8
Food & Staples Retailing	3.2
Chemicals	2.9
Health Care Providers & Services	2.6
IT Services	2.6
Commercial Mortgage-Backed Securities	2.5
Pharmaceuticals	2.1
Capital Markets	2.0
Software	2.0
Computers & Peripherals	1.9
Construction & Engineering	1.9
Electronic Equipment, Instruments & Components	1.9
Food Products	1.9
Hotels, Restaurants & Leisure	1.7
Media	1.4
Health Care Equipment & Supplies	1.4
Machinery	1.4
Commercial Services & Supplies	1.3
Communications Equipment	1.3
Life Sciences Tools & Services	1.3
Auto Components	1.2
Beverages	1.2
Semiconductors & Semiconductor Equipment	1.2
Aerospace & Defense	1.0
Industrial Conglomerates	1.0
Metals & Mining	1.0
Non-Residential Mortgage-Backed Securities	0.9
Diversified Telecommunication Services	0.8
Foreign Government Bonds	0.8
Residential Mortgage-Backed Securities	0.8
Internet Software & Services	0.7
Specialty Retail	0.7
Telecommunications	0.7
Electrical Equipment	0.6
Exchange Traded Funds	0.6
Oil & Gas	0.6
Paper & Forest Products	0.6
Electric Utilities	0.5
Personal Products	0.5
Textiles, Apparel & Luxury Goods	0.5
Trading Companies & Distributors	0.5
Transportation	0.5
Biotechnology	0.4
Certificates of Deposit	0.4
Containers & Packaging	0.4
Wireless Telecommunication Services	0.4
Airlines	0.3
Banks	0.3
Multi-Utilities	0.3
Pipelines	0.3
Real Estate Investment Trusts	0.3

Real Estate Management & Development	0.3%
Agriculture	0.2
Automobiles	0.2
Commercial Services	0.2
Computers	0.2
Distributors	0.2
Diversified Consumer Services	0.2
Electric	0.2
Marine	0.2
Municipal Bonds	0.2
Thrifts & Mortgage Finance	0.2
Advertising	0.1
Air Freight & Logistics	0.1
Auto Parts & Equipment	0.1
Banking	0.1
Building Materials	0.1
Building Products	0.1
Construction Materials	0.1
Consumer Products	0.1
Distribution/Wholesale	0.1
Entertainment & Leisure	0.1
Gas Utilities	0.1
Home Builders	0.1
Household Durables	0.1
Household Products	0.1
Machinery — Construction & Mining	0.1
Miscellaneous Manufacturers	0.1
Multiline Retail	0.1
Multi-National	0.1
Oil, Gas Exploration/Production	0.1
Real Estate	0.1
Retail	0.1
Road & Rail	0.1
Schools	0.1
Tobacco	0.1
Transportation Infrastructure	0.1
Water Utilities	0.1

106.5
Liabilities in excess of other assets	(6.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A370

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is foreign exchange risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	$12,618	Unrealized depreciation on foreign currency forward contracts	$4,652

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Forward Currency Contracts(2)	Total
Foreign exchange contracts	$—	$102,170	$102,170
Equity contracts	1,392	—	1,392

Total	$1,392	$102,170	$103,562

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value			Forward Currency Contracts(3)
Foreign exchange contracts			$8,763

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.
(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.
(3)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2013, the Portfolio’s average value at settlement date payable for forward foreign currency exchange purchase contracts was $295,317 and the average value at settlement date receivable for foreign currency exchange sale contracts was $2,932,431.

The Portfolio invested in financial instruments and derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument and derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$40,991,698	$—	$—	$40,991,698
Over-the-counter derivatives*	12,618	—	—	12,618

				41,004,316

Liabilities:
Over-the-counter derivatives*	(4,652)	—	—	(4,652)

Collateral Amount Pledged/(Received):
Securities on loan				(40,991,698)
Over-the-counter derivatives				—

Net Amount				$7,966

*	Over-the-counter derivatives may consist of forward foreign currency exchange contracts, options contracts and swap agreements. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation) by counterparty, see the Schedule of Investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A371

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value, including securities on loan of $40,991,698:
Unaffiliated investments (cost $538,653,356)	$624,212,682
Affiliated investments (cost $77,888,791)	77,888,791
Cash	11,233
Foreign currency, at value (cost $10,077)	9,988
Receivable for fund share sold	1,938,009
Dividends and interest receivable	1,903,097
Tax reclaim receivable	179,216
Receivable for investments sold	80,999
Unrealized appreciation on foreign currency forward contracts	12,618
Prepaid expenses	4,128

Total Assets	706,240,761

LIABILITIES:
Payable to broker for collateral for securities on loan	41,955,514
Payable for investments purchased	3,972,761
Payable for fund share repurchased	963,653
Advisory fees payable	203,412
Accrued expenses and other liabilities	137,203
Distribution fee payable	9,037
Unrealized depreciation on foreign currency forward contracts	4,652
Affiliated transfer agent fee payable	417

Total Liabilities	47,246,649

NET ASSETS	$658,994,112

Net assets were comprised of:
Paid-in capital	$527,098,928
Retained earnings	131,895,184

Net assets, December 31, 2013	$658,994,112

Net asset value and redemption price per share, $658,994,112 / 53,762,178 outstanding shares of beneficial interest	$12.26

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Unaffiliated dividend income (net of $289,195 foreign withholding tax)	$6,979,369
Interest income	3,852,806
Affiliated income from securities lending, net	63,287
Affiliated dividend income	45,769

10,941,231

EXPENSES
Advisory fees	4,339,110
Distribution fee (Note 4)	454,243
Custodian and accounting fees	387,000
Shareholder servicing fees and expenses (Note 4)	64,279
Audit fee	36,000
Trustees’ fees	15,000
Legal fees and expenses	15,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Shareholders’ reports	6,000
Insurance expenses	5,000
Commitment fee on syndicated credit agreement	3,000
Miscellaneous	21,650

Total expenses	5,355,282
Less: shareholder servicing fee waiver	(3,815)

Net expenses.	5,351,467

NET INVESTMENT INCOME	5,589,764

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	15,551,620
Foreign currency transactions	(107,202)

15,444,418

Net change in unrealized appreciation (depreciation) on:
Investments	68,044,968
Foreign currencies	13,470

68,058,438

NET GAIN ON INVESTMENTS	83,502,856

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$89,092,620

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2013	April 30, 2012* through December 31, 2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$5,589,764	$2,405,791
Net realized gain on investment and foreign currency transactions	15,444,418	26,770,893
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	68,058,438	(14,882,419)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	89,092,620	14,294,265

DISTRIBUTIONS	—	(3,890,798)

FUND SHARE TRANSACTIONS:
Fund share sold [18,790,583 and 10,373,767 shares, respectively]	212,407,355	103,074,026
Fund share issued in reinvestment of distributions [0 and 411,725 shares, respectively]	—	3,890,798
Net asset value of shares issued in merger [0 and 37,338,425 shares, respectively] (Note 9)	—	373,354,376
Fund share repurchased [4,223,605 and 8,928,717 shares, respectively]	(46,701,698)	(86,526,832)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	165,705,657	393,792,368

TOTAL INCREASE IN NET ASSETS	254,798,277	404,195,835
NET ASSETS:
Beginning of period	404,195,835	—

End of period	$658,994,112	$404,195,835

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A372

NOTES TO THE FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1. General

Advanced Series Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at December 31, 2013 consisted of 78 separate Portfolios (“Portfolio” or “Portfolios”). The information presented in these financial statements pertains to the 11 Portfolios listed below together with their investment objectives.

Shares of each Portfolio may only be purchased by separate accounts of Participating Insurance Companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies (“Contractholders”). These separate accounts place orders to purchase and redeem shares of the Trust primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies.

The Portfolios of the Trust have the following investment objectives:

AST Academic Strategies Asset Allocation Portfolio (“Academic Strategies”):    Long-term capital appreciation.

AST AQR Large-Cap Portfolio (“AQR Large-Cap”):    Long-term capital appreciation.

AST Capital Growth Asset Allocation Portfolio (“Capital Growth Asset Allocation”):    Highest potential total return consistent with its specified level of risk tolerance.

AST ClearBridge Dividend Growth Portfolio (“ClearBridge Dividend Growth”):    Income, capital preservation, and capital appreciation.

AST FI Pyramis® Asset Allocation Portfolio (“FI Pyramis® Asset Allocation”):    Maximize total return.

AST Franklin Templeton Founding Funds Allocation Portfolio (“Franklin Templeton Founding Funds Allocation”):    Capital appreciation with a secondary investment objective to seek income.

AST Goldman Sachs Multi-Asset Portfolio (“Goldman Sachs Multi-Asset”) formerly known as AST Horizon Moderate Asset Allocation Portfolio:    High level of total return consistent with its level of risk tolerance.

AST Investment Grade Bond Portfolio (“Investment Grade Bond”):    Maximize total return, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.

AST J.P. Morgan Global Thematic Portfolio (“J.P. Morgan Global Thematic”):    Capital appreciation consistent with its level of risk tolerance.

AST J.P. Morgan Strategic Opportunities Portfolio (“J.P. Morgan Strategic Opportunities”):    Maximize return compared to the benchmark through security selection and tactical asset allocation.

AST New Discovery Asset Allocation Portfolio (“New Discovery Asset Allocation”):    Total return.

2. Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Security Valuation:    Each Portfolio holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and Prudential Investments LLC (“PI”), the co-managers of the Trust (together the “Investment Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how each Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Schedule of Investments.

B1

Common stocks, exchange-traded funds, and derivative instruments that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price; they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Portfolio securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, each Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation:    Portfolio securities and other assets and liabilities denominated in foreign currencies are translated each business day into U.S. dollars based on current exchange rates. Purchases and sales of Portfolio securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gain or loss from investments.

B2

Net realized foreign exchange gains and losses include gains and losses resulting from sales and maturities of foreign currencies and foreign currency contracts gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than Portfolio securities as a result of changes in exchange rates.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios, as defined in the prospectus, entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Upon entering into these contracts, risks may arise from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. A Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Options:    Certain Portfolios either purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. Over-the-counter options involve the risk of the potential inability of the counterparties to meet the terms of their contracts.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest

B3

rates, value of equities or foreign currency exchange rates. Portfolios may also use futures to gain additional market exposure. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

With exchange-traded futures and options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options, and guarantees the futures and options contracts against default.

Short Sales:    Certain Portfolios may sell a security they do not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Loan Participations:    Certain Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Reverse Repurchase Agreements:    Certain Portfolios may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Board. Interest on the value of reverse repurchase agreements entered into and outstanding is based upon competitive market rates at the time of execution of the agreement. At the time the Portfolio enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest, of the agreement.

Swap Agreements:    Certain Portfolios may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed in either directly with a counterparty (“OTC Traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange Traded”). Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Exchange Traded swaps pay or receive an amount, known as “variation margin”, based on daily changes in the valuation of a swap contract. Payments received or paid by the Portfolio are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Certain Portfolios used interest rate swaps to either maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate

B4

payments using interest rate swap contracts. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps:    Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives. Certain Portfolios have entered into credit default swaps to provide a measure of protection against defaults of the issuers. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value based on a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps:    Certain Portfolios entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Total Return Swaps:    In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. A Portfolio’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Master Netting Arrangements:    Certain Portfolios are subject to various Master Agreements, or netting arrangements, with select counterparties. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

Certain Portfolios are parties to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange

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contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2013, none of the Portfolios have met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights:    Certain Portfolios of the Trust may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. The Portfolio hold such warrants and rights are held as long positions by the Portfolio until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment in kind securities:    Certain fixed income Portfolios may invest in open market or receive pursuant to debt restructuring, securities that pay in kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income. The interest rate on PIK debt is paid out over time.

Delayed-Delivery Transactions:    Certain Portfolios may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains and losses with respect to the security.

Securities Lending:    The Portfolios may lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each

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borrower is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Portfolio also continues to receive interest and dividends or amounts equivalent thereto, on securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Dollar Rolls:    The Portfolios enter into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

Concentration of Risk:    The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management, that may differ from actual. Certain Portfolios invest in real estate investment trusts, (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Taxes:    For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. Federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of the Portfolios’ shareholders. The Portfolios are not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends and interest and foreign capital gains tax are accrued in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded.

Distributions:    Distributions from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions to shareholders are recorded on the ex-dividend date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements

The Portfolios have entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. At December 31, 2013, the Investment Manager has engaged the following firms as Sub-advisers for their respective Portfolios:

Alpha Simplex Group, LLC for a portion of Academic Strategies;

AQR Capital Management, LLC / CNH Partners, LLC for AQR Large-Cap and a portion of Academic Strategies;

Bradford & Marzec LLC for a portion of New Discovery Asset Allocation;

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Brown Advisory, LLC for a portion of New Discovery Asset Allocation;

C.S. McKee, LP for a portion of New Discovery Asset Allocation;

ClearBridge Investments, LLC for ClearBridge Dividend Growth;

CoreCommodity Management, LLC for a portion of Academic Strategies;

EARNEST Partners LLC for a portion of New Discovery Asset Allocation;

Epoch Investment Partners, Inc. for a portion of New Discovery Asset Allocation;

First Quadrant, L.P. for a portion of Academic Strategies;

Franklin Advisers, Inc. for a portion of Franklin Templeton Founding Funds Allocation;

Franklin Mutual Advisers, LLC for a portion of Franklin Templeton Founding Funds Allocation;

Goldman Sachs Asset Management, L.P. for Goldman Sachs Multi-Asset;

Horizon Investments, LLC for Goldman Sachs Multi-Asset through April 28, 2013;

Jennison Associates LLC for a portion of Academic Strategies;

J.P. Morgan Investment Management, Inc. for J.P. Morgan Global Thematic, J. P. Morgan Strategic Opportunities and a portion of Academic Strategies;

Pacific Investment Management Company LLC (“PIMCO”) for a portion of Academic Strategies;

PI, through its Strategic Investment Research Group team, also directly manages a portion of the assets of Academic Strategies and manages Capital Growth Asset Allocation;

Prudential Investment Management, Inc. (“PIM”) for Investment Grade Bond;

Pyramis® Global Advisors, LLC for FI Pyramis® Asset Allocation;

Quantitative Management Associates LLC (“QMA”) for a portion of Academic Strategies;

Security Global Investors, LLC for a portion of New Discovery Asset Allocation;

Templeton Global Advisors Ltd. for a portion of Franklin Templeton Founding Funds Allocation;

Thompson, Siegel & Walmsley LLC for a portion of New Discovery Asset Allocation;

Western Asset Management Company and Western Asset Management Company Limited for a portion of Academic Strategies.

Advisory Fees and Expense Limitations:    The Investment Manager receives a fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each Subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreement, are reflected in the Statements of Operations. The Investment Manager has agreed to waive a portion of their advisory fee and/or reimburse certain Portfolios so that the advisory fees plus other annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Each voluntary waiver/reimbursement may be modified or terminated by the investment manager at any time without notice.

	Advisory Fees through February 24, 2013	Advisory Fees at December 31, 2013	Effective Advisory Fees
Academic Strategies*†	0.72%	Fund-of-Funds Segments/Sleeves:	0.71%
		0.72% of average daily net assets
		Non Fund-of-Funds
		Segments/Sleeves:
		0.71% first $300 million;
		0.70% on next $200 million;
		0.69% on next $250 million;
		0.68% on next $2.5 billion;
		0.67% on next $2.75 billion;
		0.64% on next $4 billion;
		0.62% in excess of $10 billion

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	Advisory Fees through February 24, 2013	Advisory Fees at December 31, 2013	Effective Advisory Fees
AQR Large-Cap	N/A	0.74% first $300 million;	0.57	%***
		0.73% on next $200 million;
		0.72% on next $250 million;
		0.71% on next $ 2.5 billion;
		0.70% on next $2.75 billion;
		0.67% on next $4 billion;
		0.65% in excess of $10 billion
Capital Growth Asset Allocation	0.15%	0.15%	0.15%
ClearBridge Dividend Growth	N/A	0.84% first $300 million;	0.75	%***
		0.83% on next $200 million;
		0.82% on next $250 million;
		0.81% on next $ 2.5 billion;
		0.80% on next $2.75 billion;
		0.77% on next $4 billion;
		0.75% in excess of $10 billion
FI Pyramis® Asset Allocation	0.85%	0.84% first $300 million;	0.78%
		0.83% on next $200 million;
		0.82% on next $250 million;
		0.81% on next $ 2.5 billion;
		0.80% on next $2.75 billion;
		0.77% on next $4 billion;
		0.75% in excess of $10 billion
Franklin Templeton Founding Funds Allocation	0.95%	0.94% first $300 million;	0.92%
		0.93% on next $200 million;
		0.92% on next $250 million;
		0.91% on next $ 2.5 billion;
		0.90% on next $2.75 billion;
		0.87% on next $4 billion;
		0.85% in excess of $10 billion
Goldman Sachs Multi-Asset	0.30%	0.94% first $300 million;	0.58%
		0.93% on next $200 million;
		0.92% on next $250 million;
		0.91% on next $ 2.5 billion;
		0.90% on next $2.75 billion;
		0.87% on next $4 billion;
		0.85% in excess of $10 billion
Investment Grade Bond	0.65% first $500 million;	0.65% first $500 million;	0.63%
	0.64% in excess of $500 million	0.63% on next $4.5 billion
		0.62% on next $5 billion
		0.61% in excess of $10 billion
J.P. Morgan Global Thematic**	0.95%	0.94% first $300 million;	0.92%
		0.93% on next $200 million;
		0.92% on next $250 million;
		0.91% on next $ 2.5 billion;
		0.90% on next $2.75 billion;
		0.87% on next $4 billion;
		0.85% in excess of $10 billion
J.P. Morgan Strategic Opportunities	1.00%	0.99% first $300 million;	0.97%
		0.98% on next $200 million;
		0.97% on next $250 million;
		0.96% on next $ 2.5 billion;
		0.95% on next $2.75 billion;
		0.92% on next $4 billion;
		0.90% in excess of $10 billion
New Discovery Asset Allocation	0.85% first $4 billion;	0.84% first $300 million;	0.84%
	0.83% in excess of $4 billion	0.83% on next $200 million;
		0.82% on next $250 million;
		0.81% on next $ 2.5 billion;
		0.80% on next $750 million;
		0.78% on next $2 billion;
		0.75% on next $4 billion;
		0.73% in excess of $10 billion

	Fee Waivers and/or Expense Limitations through February 24, 2013	Fee Waivers and/or Expense Limitations effective February 25, 2013	Fee Waivers and/or Expense Limitations effective July 1, 2013
Academic Strategies*	voluntarily waive 0.01% in excess of $6.5 billion	N/A	N/A
Capital Growth Asset Allocation	voluntarily waive 0.01% in excess of $5 billion	N/A	N/A

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	Fee Waivers and/or Expense Limitations through February 24, 2013	Fee Waivers and/or Expense Limitations effective February 25, 2013	Fee Waivers and/or Expense Limitations effective July 1, 2013
ClearBridge Dividend Growth	N/A	N/A	contractually waive 0.11% through June 30, 2014
FI Pyramis® Asset Allocation	voluntarily limit expenses to 0.89%	voluntarily limit expenses to 0.89%	N/A
Franklin Templeton Founding Funds Allocation	contractually limit expenses to 1.10% through June 30, 2015	contractually limit expenses to 1.10% through June 30, 2015	contractually limit expenses to 1.10% through June 30, 2015
Investment Grade Bond	contractually limit expenses to 1.00%	contractually limit expenses to 0.99%	contractually limit expenses to 0.99%
New Discovery Asset Allocation	contractually limit expenses to 1.08% through June 30, 2013	contractually limit expenses to 1.08% through June 30, 2013	contractually limit expenses to 1.08% through June 30, 2015

	Fee Waivers and/or Expense Limitations through April 28, 2013	Fee Waivers and/or Expense Limitations effective April 29, 2013	Fee Waivers and/or Expense Limitations effective July 1, 2013
AQR Large-Cap	N/A	voluntarily waive 0.007%	voluntarily waive 0.007% plus contractually waive 0.17% through June 30, 2014
Goldman Sachs Multi-Asset	voluntarily waive 0.00% first $250 million 0.05% on next $500 million 0.10% in excess of $750 million	contractually waive 0.10% through June 30, 2016	contractually waive 0.10% through June 30, 2016 plus contractually waive 0.10% through June 30, 2014

†	For Academic Strategies, the management fee rate applicable to the fund-of-funds segments/sleeves is limited to assets invested in other portfolios of the Advanced Series Trust. The management fee rate applicable to the non fund-of-funds segments/sleeves excludes assets invested in other portfolios of the Advanced Series Trust. Portfolio assets invested in mutual funds other than the portfolios of the Advanced Series Trust are included in the management fee rate applicable to the non fund-of-funds segments/sleeves.
*	The Investment Manager has voluntarily agreed to reimburse expenses and/or waive fees so that the Academic Strategies Portfolio’s “Underlying Fund Fees and Expenses” do not exceed 0.685% of the Portfolio’s average daily net assets. For purposes of applying this voluntary expense cap, “Underlying Fund Fees and Expenses” shall not include, and the Investment Manager shall not reimburse expenses or waive fees with respect to, taxes, short sale interest and dividend expenses, brokerage commissions, and extraordinary expenses incurred by the relevant Underlying Funds. This arrangement will be monitored and applied daily based upon the Academic Strategies Portfolio’s then current holdings of the Underlying Funds and the expense ratios of the relevant Underlying Funds as of their most recent fiscal year end. Because the expense ratios of the relevant Underlying Funds will change over time and may be higher than the expense ratios as of their most recent fiscal year end, it is possible that the Academic Strategies Portfolio’s actual “Underlying Fund Fees and Expenses” may be higher than 0.685% of the Portfolio’s average daily net assets. The arrangements relating to the Portfolio’s “Underlying Fund Fees and Expenses” are voluntary and are subject to termination or modification at any time without prior notice.
**	Voluntarily reimburse expenses and/or waive fees to the extent that the Portfolio’s “Acquired Fund Fees and Expenses” exceed 0.23% of the Portfolio’s average daily net assets.
***	Annualized.

AST Investment Services, Inc., PI, PIM and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Portfolios have entered into a brokerage commission recapture agreement with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those portfolios generating the applicable trades. Such amounts are included within realized gain or loss on investment transactions presented in the Statement of Operations. For the year ended December 31, 2013, brokerage commission recaptured under these agreements was as follows:

Amount
Academic Strategies	$62,963

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Amount
Franklin Templeton Founding Funds Allocation	$18,759
J.P. Morgan Strategic Opportunities	104,782
New Discovery Asset Allocation	6,273

4. Other Transactions with Affiliates

The Trust, excluding Capital Growth Asset Allocation Portfolio, has entered into an agreement with the following affiliated entities; Prudential Insurance Company of America (“PICA”), Pruco Life Insurance Company (“PLAZ”), Pruco Life Insurance Company of New Jersey (“PLNJ”), Prudential Retirement Insurance and Annuity Company (“PRIAC”), Pramerica of Bermuda Life Assurance Company, Ltd., Prudential Annuities Life Assurance Corporation (“PALAC”), and Prudential Annuities Distributors, Inc. (“PAD”), each an indirect, wholly-owned subsidiary of Prudential Financial, Inc., and certain unaffiliated entities pursuant to which the Portfolios paid such affiliated and unaffiliated entities a shareholder servicing fee at an annual rate of 0.10% of each Portfolio’s average daily net assets through February 24, 2013. The Investment Manager had voluntarily agreed to waive a portion of the 0.10% shareholder servicing fee based on the following fee structure: 0.10% on the average daily net assets up to $300 million (no waiver), 0.08% on average daily net assets of the next $200 million (0.02% waiver), 0.07% on average daily net assets of the next $250 million (0.03% waiver), and 0.06% on average daily net assets in excess of $750 million (0.04% waiver). In addition for the Academic Strategies Portfolio, assets invested in Affiliated Mutual Funds were not subject to the shareholder servicing fee through February 24, 2013.

Effective February 25, 2013, PAD serves as the distributor for the shares of each Portfolio of the Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. The Trust has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the12b-1 Plan) for the shares of each Portfolio of the Trust, with the exception of Capital Growth Asset Allocation Portfolio. In addition, no 12b-1 fee is charged for the assets of Academic Strategies Asset Allocation Portfolio that are invested in other portfolios of the Trust. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.10% of the average daily net assets of each Portfolio.

PAD has contractually agreed to reduce its 12b-1 fees for the Investment Grade Bond Portfolio, so that the effective distribution and service fee rate paid by the Investment Grade Bond Portfolio is reduced based on the average daily net assets of the Investment Grade Bond Portfolio. The contractual waiver does not include an expiration or termination date as it is contractually guaranteed by PAD on a permanent basis, and the Investment Managers and PAD cannot terminate or otherwise modify the waiver. The contractual waiver is calculated as follows:

Average Daily Net Assets of Portfolio	Distribution and Service Fee Rate Including Waiver
Up to and including $ 300 million	0.10% (no waiver)
Over $ 300 million up to and including $ 500 million	0.08%
Over $ 500 million up to and including $ 750 million	0.07%
Over $ 750 million	0.06%

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and Trustees of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Trust invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

PIM, an indirect, wholly-owned subsidiary of Prudential, acts as the Trust’s securities lending agent. For the year ended December 31, 2013, PIM was compensated as follows for these services by the Portfolios:

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Amount
Academic Strategies	$177,211
AQR Large-Cap	26,906
ClearBridge Dividend Growth	2,647
FI Pyramis® Asset Allocation	99,637
Franklin Templeton Founding Funds Allocation	236,675
Goldman Sachs Multi-Asset	57,988
Investment Grade Bond	143,820
J.P. Morgan Global Thematic	150,117
J.P. Morgan Strategic Opportunities	125,614
New Discovery Asset Allocation	19,203

5. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments and U.S. Government securities, for the year ended December 31, 2013, were as follows:

	Cost of Purchases	Proceeds from Sales
Academic Strategies	$3,664,788,474	$4,774,852,298
AQR Large-Cap	3,184,134,348	929,566,813
Capital Growth Asset Allocation	5,842,237,055	5,615,935,841
ClearBridge Dividend Growth	1,312,588,883	188,005,215
FI Pyramis® Asset Allocation	3,968,266,694	3,486,812,445
Franklin Templeton Founding Funds Allocation	1,763,187,030	1,314,155,024
Goldman Sachs Multi-Asset	6,377,303,271	7,371,863,379
Investment Grade Bond	5,344,448,956	7,546,640,502
J.P. Morgan Global Thematic	1,859,991,588	1,534,166,027
J.P. Morgan Strategic Opportunities	1,920,923,517	1,896,975,546
New Discovery Asset Allocation	350,185,985	197,661,753

A summary of cost of purchases and proceeds of sales of shares of affiliated mutual funds, other than short-term investments, for the year ended December 31, 2013 is presented as follows:

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Academic Strategies
AQR Emerging Markets Equity	$—	$145,862,693	$17,352,057	$—	$130,955,264
ClearBridge Dividend Growth	—	74,041,972	14,691,016	—	69,913,327
Cohen & Steers Realty	258,543,297	10,032,245	11,759,214	—	264,928,559
Federated Aggressive Growth	2,819,068	10,111,469	1,678,402	—	14,213,056
Global Real Estate	425,762,792	29,048,367	13,730,320	—	459,932,857
Goldman Sachs Concentrated Growth	26,388,028	928,621	30,618,393	—	—
Goldman Sachs Large-Cap Value	31,427,743	37,457,007	26,196,934	—	52,306,511
Goldman Sachs Mid-Cap Growth	61,618,517	2,334,758	44,674,228	—	32,953,948
Goldman Sachs Small-Cap Value	55,933,235	1,867,222	558,154	—	79,380,265
Herndon Large-Cap Value	31,670,124	22,657,007	22,091,934	—	41,450,808
High Yield	424,627,900		6,050,000	—	448,769,284
International Growth	373,222,169	24,933,673	50,031,297	—	415,964,654
International Value	488,322,834	61,949,796	69,827,403	—	576,884,641
Jennison Large-Cap Growth	33,929,477	6,743,949	22,234,108	—	27,541,075
Jennison Large-Cap Value	64,434,701	6,311,322	44,678,063	—	40,918,510
Large-Cap Value	63,383,577	17,516,705	61,844,672	—	40,844,043
Loomis Sayles Large-Cap Growth	37,950,023	18,701,613	27,339,105	—	41,654,052
Lord Abbett Core Fixed Income	63,149,065	4,449,540	40,109,842	—	26,217,998
MFS Growth	39,257,492	18,501,613	28,647,105	—	41,794,357
MFS Large-Cap Value	31,399,273	18,057,007	17,693,934	—	41,206,537
Mid-Cap Value	290,528,569	10,589,592	225,241,225	—	150,115,575

B12

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Academic Strategies (continued)
Money Market	$246,715	$—	$—	$—	$246,715
Neuberger Berman Core Bond	20,821,473	2,816,513	7,653,947	—	15,380,688
Neuberger Berman Mid-Cap Growth	88,073,406	40,717,385	29,514,897	—	132,044,047
Neuberger Berman/LSV Mid-Cap Value	—	150,000,000	14,469,000	—	150,460,103
Parametric Emerging Markets Equity	562,925,952	17,725,964	376,270,840	—	204,475,694
PIMCO Limited Maturity Bond	731,698	—	—	—	715,792
PIMCO Total Return Bond	118,629,679	6,572,474	27,076,305	—	95,641,639
Prudential Core Bond	143,800,166	7,552,290	29,586,442	—	118,104,758
QMA Emerging Markets Equity	—	206,867,770	21,275,478	—	180,570,837
QMA US Equity Alpha	209,712,808	10,942,194	73,315,669	—	209,892,713
Small-Cap Growth	3,913,417	16,167,204	1,747,604	—	21,466,110
Small-Cap Value	138,613,999	4,820,941	47,376,988	—	144,601,221
T. Rowe Price Equity Income	96,008,986	6,171,020	70,615,802	—	54,875,567
T. Rowe Price Large-Cap Growth	34,644,544	7,443,949	25,736,108	—	27,323,484
T. Rowe Price Natural Resources	18,768,270	—	2,607,000	—	18,682,749
Western Asset Core Plus Bond	75,744,435	30,549,448	19,730,411	—	85,228,576
Western Asset Emerging Markets Debt	—	8,840,498	8,756,562	—	—

	$4,317,003,432	$1,039,283,821	$1,532,780,459	$—	$4,457,656,014

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Capital Growth Asset Allocation
AQR Emerging Markets Equity	$—	$64,015,910	$43,878,100	$—	$19,707,021
AQR Large-Cap	—	1,294,241,294	224,101,600	—	1,238,526,081
ClearBridge Dividend Growth	—	614,790,323	97,057,100	—	616,811,883
Federated Aggressive Growth	55,716,635	48,109,087	21,127,900	—	114,876,961
Goldman Sachs Concentrated Growth	345,452,796	33,847,198	423,124,020	—	—
Goldman Sachs Large-Cap Value	245,126,987	159,390,047	174,447,807	—	296,792,410
Goldman Sachs Mid-Cap Growth	28,729,266	3,063,002	27,870,822	—	9,019,079
Goldman Sachs Small-Cap Value	45,294,422	24,060,681	7,205,000	—	85,836,018
Herndon Large-Cap Value	244,412,619	89,214,492	169,199,241	—	228,902,063
High Yield	92,129,274	29,921,583	22,653,600	—	105,494,704
International Growth	553,297,575	241,807,349	96,910,900	—	825,994,677
International Value	553,500,819	235,476,163	107,418,600	—	808,884,400
Jennison Large-Cap Growth	457,749,453	68,797,462	343,836,094	—	292,961,269
Jennison Large-Cap Value	492,080,684	68,699,427	428,555,853	—	235,786,292
Large-Cap Value	497,877,190	68,940,211	471,451,161	—	244,646,719
Loomis Sayles Large-Cap Growth	515,173,153	83,447,594	312,016,921	—	438,388,997
Lord Abbett Core Fixed-Income	237,405,248	75,976,807	159,740,500	—	148,512,087
MFS Growth	515,943,594	77,022,594	301,337,843	—	438,822,150
MFS Large-Cap Value	241,892,390	89,769,492	169,544,918	—	227,630,196
Mid-Cap Value	75,436,000	8,752,369	76,208,504	—	23,981,764
Money Market	37,277,398	28,743,758	39,967,500	—	26,053,657
Neuberger Berman Core Bond	79,085,235	25,293,947	11,118,500	—	90,754,492

B13

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Capital Growth Asset Allocation (continued)
Neuberger Berman Mid-Cap Growth	$42,556,675	$6,619,389	$24,084,264	$—	$35,952,777
Neuberger Berman/LSV Mid-Cap Value	—	24,762,869	2,950,600		24,198,112
Parametric Emerging Markets Equity	184,058,739	68,621,385	218,997,300	—	31,383,153
PIMCO Limited Maturity Bond	49,596,044	15,324,473	7,310,700	—	56,370,268
PIMCO Total Return Bond	443,281,769	147,367,263	67,204,000	—	514,309,206
Prudential Core Bond	537,086,111	188,315,519	84,303,100	—	627,199,592
QMA Emerging Markets Equity	—	89,782,915	59,813,300	—	27,054,920
QMA Large-Cap	—	1,292,494,747	220,704,000	—	1,242,334,833
Small-Cap Growth	83,329,054	71,139,780	30,431,200	—	164,502,267
Small-Cap Value	106,437,998	100,958,674	39,592,200	—	222,963,799
T. Rowe Price Equity Income	730,966,030	103,460,701	671,864,385	—	323,822,759
T. Rowe Price Large-Cap Growth	460,586,988	58,432,462	355,566,408	—	293,070,013
T. Rowe Price Natural Resources	53,106,666	6,388,813	50,248,800	—	12,671,083
Templeton Global Bond	887,149	5,100	—	—	858,975
Western Asset Core Plus Bond	284,862,962	211,311,703	30,554,000	—	460,674,152
Western Asset Emerging Markets Debt	62,805,628	23,870,476	23,539,100	—	57,338,159

	$8,353,142,551	$5,842,237,059	$5,615,935,841	$—	$10,613,086,988

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Goldman Sachs Multi-Asset
Federated Aggressive Growth	$24,520,737	$—	$26,685,081	$—	$—
Goldman Sachs Concentrated Growth	58,977,468	1,904,315	66,045,942	—	—
Goldman Sachs Large-Cap Value	44,797,368	4,413,743	55,407,754	—	—
Goldman Sachs Mid-Cap Growth	4,820,346	157,057	5,440,926	—	—
Goldman Sachs Small-Cap Value	15,064,464	1,055,377	17,881,326	—	—
Herndon Large-Cap Value	45,012,334	4,413,743	55,179,144	—	—
International Growth	163,141,548	4,192,540	173,313,438	—	—
International Value	143,307,967	7,705,475	159,064,111	—	—
Jennison Large-Cap Growth	74,935,744	2,539,087	83,491,983	—	—
Jennison Large-Cap Value	89,854,453	8,827,486	108,841,790	—	—
Large-Cap Value	88,584,656	8,827,486	112,399,763	—	—
Loomis Sayles Large-Cap Growth	84,889,865	2,856,473	98,348,745	—	—
Lord Abbett Core Fixed-Income	77,996,735	7,291,366	86,201,821	—	—
MFS Growth	88,141,920	2,856,473	98,964,426	—	—
MFS Large-Cap Value	43,122,369	4,413,743	53,785,505	—	—
Mid-Cap Value	14,771,205	1,365,075	17,971,535	—	—
Money Market	603,527,656	29,203,712	632,731,367	—	—
Neuberger Berman Core Bond	26,851,953	2,430,455	29,489,556	—	—
Neuberger Berman Mid-Cap Growth	6,587,281	235,585	7,383,881	—	—
PIMCO Total Return Bond	147,711,429	13,610,550	164,039,066	—	—
Prudential Core Bond	178,918,301	16,527,096	198,035,126	—	—
Small-Cap Growth	28,942,133	—	31,879,772	—	—
Small-Cap Value	36,807,919	2,462,546	43,670,087	—	—
T. Rowe Price Equity Income	131,699,986	13,241,230	161,178,626	—	—
T. Rowe Price Large-Cap Growth	75,401,915	2,539,087	84,170,088	—	—

B14

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Goldman Sachs Multi-Asset (continued)
Western Asset Core Plus Bond	$95,347,926	$8,749,639	$105,653,960	$—	$—

	$2,393,735,678	$151,819,339	$2,677,254,819	$—	$—

Written options transactions, during the year ended December 31, 2013, were as follows:

	Academic Strategies		Franklin Templeton Founding Funds Allocation
	Number of Contracts/Swaps Notional Amount	Premium	Number of Contracts/Swaps Notional Amount	Premium
Balance at beginning of period	94,828,000	$1,783,703	—	$—
Written options	2,113,534,820	63,206,205	16	16,611
Expired options	(1,043,171,595)	(23,826,274)	—	—
Closed options	(902,397,175)	(35,933,673)	(16)	(16,611)

Balance at end of period	262,794,050	$5,229,961	—	$—

	Investment Grade Bond		JPMorgan Strategic Opportunities
	Number of Contracts/Swaps Notional Amount	Premium	Number of Contracts/Swaps Notional Amount	Premium
Balance at beginning of period	—	$—	9,000	$1,762
Written options	31,481,157	242,133	98,020	66,958
Expired options	(784)	(93,125)	(8,000)	(1,670)
Closed options	(31,480,373)	(149,008)	(84,020)	(64,442)

Balance at end of period	—	$—	15,000	$2,608

6. Tax Information

All Portfolios are treated as partnerships for tax purposes. The character of the cash distributions made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each shareholder will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value. The Portfolios generally attempt to manage their diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provisions for income tax are required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7. Line of Credit

The Portfolios, along with other affiliated registered investment companies (the “Funds”), were parties to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 5, 2013 through November 4, 2014. The Funds pay an annualized commitment fee of 0.08% on the unused portion of the SCA. Prior to November 5, 2013, the Funds had another SCA with substantially similar terms. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

B15

	Average Balance Outstanding During the Period	Average Interest Rate	Number of Days Balance Outstanding During the Period	Outstanding Balance at December 31, 2013
Academic Strategies	$6,719,650	1.45%	20	—
FI Pyramis® Asset Allocation	1,100,149	1.43%	47	$504,000
Goldman Sachs Multi-Asset	3,836,214	1.45%	14	—
Investment Grade Bond	30,511,460	1.44%	100	21,898,000
J.P. Morgan Strategic Opportunities	1,540,500	1.45%	4	—

8. Capital

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

9. Reorganization

On September 27, 2011, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of the following portfolio for shares of the acquiring portfolio and the assumption of the liabilities of the portfolio. Shareholders approved the Plan at a meeting on March 15, 2012 and the reorganization took place on May 4, 2012.

The purpose of the transaction was to combine two Portfolios with substantially similar investment objectives and policies. The Acquiring Portfolio has the same contractual investment management fee and lower annualized operating expenses as well as stronger historical investment performance.

The acquisition was accomplished by a tax-free exchange of the following shares on May 4, 2012:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
AST American Century Income & Growth Portfolio	26,198,348	AST New Discovery Asset Allocation Portfolio	37,338,425	$373,354,376

For financial reporting purposes, assets received and shares issued by AST New Discovery Asset Allocation Portfolio were recorded at fair value; however, the cost basis of the investments received from AST American Century Income & Growth Portfolio was carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

Merged Portfolio	Net Assets	Unrealized Appreciation (Depreciation)	Acquiring Portfolio	Net Assets
AST American Century Income & Growth Portfolio	$373,354,376	$32,399,097	AST New Discovery Asset Allocation Portfolio	$924,626

Assuming the acquisition had been completed on January 1, 2012, AST New Discovery Asset Allocation Portfolio’s results of operations for the year ended December 31, 2012 were as follows:

Net investment income	$4,183,569	(a)
Net realized and unrealized gain (loss) on investments	38,125,987	(b)

	$42,309,556

(a)	$2,405,791, as reported in Statement of Operations, plus $1,777,778 Net Investment Income from AST American Century Income & Growth Portfolio pre-merger.

(b)	$11,888,474 as reported in the Statement of Operations, plus $26,237,513 Net Realized and Unrealized Gain (loss) on Investments from AST American Century Income & Growth Portfolio.

Because both AST American Century Income & Growth Portfolio and AST New Discovery Asset Allocation Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

B16

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of AST American Century Income & Growth Portfolio that have been included in AST New Discovery Asset Allocation Portfolio’s Statement of Operations since May 4, 2012.

10. Ownership

As of December 31, 2013, substantially all shares of each Portfolio were owned of record by PALAC, Pruco Life Arizona, PLNJ and PICA on behalf of the owners of the variable insurance products issued by each of these entities.

B17

Financial Highlights

	AST Academic Strategies Asset Allocation Portfolio
	Year Ended December 31,
	2013		2012(c)		2011		2010(c)		2009(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.43		$10.27		$10.61		$9.57		$7.89

Income (Loss) From Investment Operations:
Net investment income (loss)	—	(d)	0.10		0.11		0.08		0.12
Net realized and unrealized gain (loss) on investments	1.14		1.18		(0.39)		1.05		1.77

Total from investment operations	1.14		1.28		(0.28)		1.13		1.89

Less Distributions:	—		(0.12)		(0.06)		(0.09)		(0.21)

Net Asset Value, end of year	$12.57		$11.43		$10.27		$10.61		$9.57

Total Return(a)	9.97%		12.57%		(2.66)%		11.96%		24.36%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$7,926.8		$7,588.6		$5,973.4		$6,689.5		$4,712.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.86	%(e)	0.91	%(e)	0.77	%(e)	0.70	%(e)	0.75	%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.86	%(e)	0.92	%(e)	0.85	%(e)	0.82	%(e)	0.82	%(e)
Net investment income (loss)	(0.03)%		0.87%		1.03%		0.76%		1.44%
Portfolio turnover rate	72%		102%		106%		75%		78%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)	Includes dividend expense and broker fees and expenses on short sales of 0.09%, 0.14%, 0.06%, 0.04%, and 0.02% for the years ended December 31, 2013, 2012, 2011, 2010, and 2009, respectively.

	AST AQR Large-Cap Portfolio
	April 29, 2013(c) through December 31, 2013
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.09
Net realized and unrealized gain (loss) on investments	1.68

Total from investment operations	1.77

Net Asset Value, end of period	$11.77

Total Return(a)	17.70%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,615.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.69	%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.83	%(d)
Net investment income	1.24	%(d)
Portfolio turnover rate	42	%(e)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Annualized.

(e)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	AST Capital Growth Asset Allocation Portfolio
	Year Ended December 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.42	$10.14	$10.44	$9.32	$7.59

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.03)	0.09	0.10	0.05	0.09
Net realized and unrealized gain (loss) on investments	2.62	1.29	(0.35)	1.18	1.81

Total from investment operations	2.59	1.38	(0.25)	1.23	1.90

Less Distributions:	—	(0.10)	(0.05)	(0.11)	(0.17)

Net Asset Value, end of year	$14.01	$11.42	$10.14	$10.44	$9.32

Total Return(a)	22.68%	13.73%	(2.43)%	13.37%	25.33%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$12,055.0	$8,807.9	$6,556.1	$8,024.8	$5,833.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.16%	0.15%	0.16%	0.16%	0.17%
Expenses Before Waivers and/or Expense Reimbursement	0.16%	0.16%	0.16%	0.16%	0.17%
Net investment income (loss)	(0.15)%	0.86%	0.85%	0.60%	1.72%
Portfolio turnover rate	57%	51%	69%	47%	31%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

	AST ClearBridge Dividend Growth Portfolio
	February 25, 2013(c) through December 31, 2013
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income From Investment Operations:
Net investment income	0.17
Net realized and unrealized gain on investments	1.66

Total from investment operations	1.83

Net Asset Value, end of period	$11.83

Total Return(a)	18.30%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,396.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.87	%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.94	%(d)
Net investment income	1.72	%(d)
Portfolio turnover rate	15	%(e)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Annualized.

(e)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	AST FI Pyramis® Asset Allocation Portfolio
	Year Ended December 31,
	2013(c)		2012(c)		2011		2010(c)		2009(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.56		$9.35		$9.93		$8.80		$7.29

Income (Loss) From Investment Operations:
Net investment income	0.09		0.11		0.06		0.04		0.08
Net realized and unrealized gain (loss) on investments	1.94		1.16		(0.29)		1.13		1.46

Total from investment operations	2.03		1.27		(0.23)		1.17		1.54

Less Distributions:	—		(0.06)		(0.35)		(0.04)		(0.03)

Net Asset Value, end of year	$12.59		$10.56		$9.35		$9.93		$8.80

Total Return(a)	19.22%		13.64%		(2.47)%		13.32%		21.23%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,822.9		$1,804.4		$928.2		$785.7		$346.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.15	%(d)	1.26	%(d)	1.32	%(d)	1.21	%(d)	0.37%
Expenses Before Waivers and/or Expense Reimbursement	1.19	%(d)	1.34	%(d)	1.33	%(d)	1.22	%(d)	0.38%
Net investment income	0.76%		1.07%		0.73%		0.44%		0.96%
Portfolio turnover rate	194%		217%		275%		334%		190%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.22%, 0.30%, 0.28% and 0.18% for the years ended December 31, 2013, 2012, 2011 and 2010, respectively.

	AST Franklin Templeton Founding Funds Allocation Portfolio
	Year Ended December 31, 2013	April 30, 2012(c) through December 31, 2012(d)
Per Share Operating Performance:
Net Asset Value, beginning of period.	$10.87	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.24	0.09
Net realized and unrealized gain on investments	2.42	0.78

Total from investment operations	2.66	0.87

Net Asset Value, end of period	$13.53	$10.87

Total Return(a)	24.47%	8.70%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$5,421.0	$3,845.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.03%	1.07	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.03%	1.10	%(e)
Net investment income	2.03%	1.32	%(e)
Portfolio turnover rate	32%	21	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	AST Goldman Sachs Multi-Asset Portfolio
	Year Ended December 31,
	2013(c)	2012	2011	2010(c)	2009(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.59	$9.96	$10.55	$9.50	$7.72

Income (Loss) From Investment Operations:
Net investment income	0.07	0.06	0.07	0.07	0.13
Net realized and unrealized gain (loss) on investments	0.97	0.93	(0.12)	1.03	1.67

Total from investment operations	1.04	0.99	(0.05)	1.10	1.80

Less Distributions:	—	(0.36)	(0.54)	(0.05)	(0.02)

Net Asset Value, end of year	$11.63	$10.59	$9.96	$10.55	$9.50

Total Return(a)	9.82%	10.13%	(0.51)%	11.60%	23.38%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,930.5	$2,613.2	$1,820.9	$1,666.9	$804.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.69%	0.23%	0.25%	0.26%	0.32%
Expenses Before Waivers and/or Expense Reimbursement	0.84%	0.31%	0.32%	0.32%	0.34%
Net investment income	0.66%	0.68%	0.73%	0.73%	1.41%
Portfolio turnover rate	339%	37%	105%	63%	31%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST Investment Grade Bond Portfolio
	Year Ended December 31,
	2013(c)	2012(c)	2011(c)	2010(c)	2009(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.60	$6.12	$11.81	$11.82	$10.90

Income (Loss) From Investment Operations:
Net investment income	0.19	0.13	0.11	0.36	0.47
Net realized and unrealized gain (loss) on investments	(0.40)	0.44	0.89	0.85	0.74

Total from investment operations	(0.21)	0.57	1.00	1.21	1.21

Less Distributions:	—	(0.09)	(6.69)	(1.22)	(0.29)

Net Asset Value, end of year	$6.39	$6.60	$6.12	$11.81	$11.82

Total Return(a)	(3.18)%	9.40%	12.44%	10.72%	11.40%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,321.7	$5,565.5	$13,122.3	$573.1	$1,080.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.74%	0.72%	0.71%	0.77%	0.75%
Expenses Before Waivers and/or Expense Reimbursement	0.77%	0.76%	0.75%	0.79%	0.77%
Net investment income	2.92%	2.07%	1.85%	3.03%	4.22%
Portfolio turnover rate(d)	656%	914%	744%	766%	630%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

	AST J.P. Morgan Global Thematic Portfolio
	Year Ended December 31,
	2013	2012(c)	2011	2010(c)	2009(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.81	$9.64	$10.12	$8.92	$7.07

Income (Loss) From Investment Operations:
Net investment income	0.13	0.11	0.05	0.05	0.08
Net realized and unrealized gain (loss) on investments.	1.63	1.19	(0.10)	1.18	1.80

Total from investment operations	1.76	1.30	(0.05)	1.23	1.88

Less Distributions:	—	(0.13)	(0.43)	(0.03)	(0.03)

Net Asset Value, end of year	$12.57	$10.81	$9.64	$10.12	$8.92

Total Return(a)	16.28%	13.58%	(0.57)%	13.82%	26.67%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,000.3	$2,288.4	$1,378.5	$1,280.7	$552.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.07%	0.58%	0.26%	0.29%	0.35%
Expenses Before Waivers and/or Expense Reimbursement	1.07%	0.64%	0.32%	0.33%	0.36%
Net investment income	1.22%	1.05%	0.60%	0.58%	0.98%
Portfolio turnover rate	68%	178%	131%	93%	40%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST J.P. Morgan Strategic Opportunities Portfolio
	Year Ended December 31,
	2013		2012(c)		2011		2010		2009
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.05		$12.90		$12.98		$12.15		$10.86

Income (Loss) From Investment Operations:
Net investment income	0.18		0.21		0.22		0.12		0.02
Net realized and unrealized gain (loss) on investments	1.37		1.16		(0.19)		0.76		2.26

Total from investment operations	1.55		1.37		0.03		0.88		2.28

Less Distributions:	—		(0.22)		(0.11)		(0.05)		(0.99)

Capital Contributions (Note 4):	—		—		—	(d)	—		—

Net Asset Value, end of year	$15.60		$14.05		$12.90		$12.98		$12.15

Total Return(a)	11.03%		10.72%		0.23%		7.32%		22.02%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,019.1		$2,730.2		$2,004.9		$2,071.9		$1,710.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.26	%(e)	1.29	%(e)	1.24	%(e)	1.24	%(e)	1.13%
Expenses Before Waivers and/or Expense Reimbursement	1.27	%(e)	1.32	%(e)	1.27	%(e)	1.26	%(e)	1.14%
Net investment income	1.21%		1.54%		1.69%		1.08%		0.60%
Portfolio turnover rate	75%		89%		116%		211%		75%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)	The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.12%, 0.16%, 0.11% and 0.11% for the years ended December 31, 2013, 2012, 2011 and 2010, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

Financial Highlights

	AST New Discovery Asset Allocation Portfolio
	Year Ended December 31,	April 30, 2012(c) through December 31,
	2013	2012
Per Share Operating Performance:
Net Asset Value, beginning of period.	$10.31	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.11	0.08
Net realized and unrealized gain (loss) on investments	1.84	0.35

Total from investment operations	1.95	0.43

Less Distributions:	—	(0.12)

Net Asset Value, end of period.	$12.26	$10.31

Total Return(a)	18.91%	4.41%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$659.0	$404.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.03%	1.06	%(d)
Expenses Before Waivers and/or Expense Reimbursement	1.03%	1.06	%(d)
Net investment income	1.08%	1.03	%(d)
Portfolio turnover rate	60%	143	%(e)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
(b)	Does not include expenses of the underlying funds in which the Portfolio invests.
(c)	Commencement of operations.
(d)	Annualized.
(e)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

ADVANCED SERIES TRUST:

We have audited the accompanying statements of assets and liabilities of AST Academic Strategies Asset Allocation Portfolio, AST AQR Large-Cap Portfolio, AST Capital Growth Asset Allocation Portfolio, AST ClearBridge Dividend Growth Portfolio, AST FI Pyramis Asset Allocation Portfolio, AST Franklin Templeton Founding Funds Allocation Portfolio, AST Goldman Sachs Multi-Asset Portfolio (formerly the Horizon Moderate Asset Allocation Portfolio), AST Investment Grade Bond Portfolio, AST J.P. Morgan Global Thematic Portfolio, AST J.P. Morgan Strategic Opportunities Portfolio, and AST New Discovery Asset Allocation Portfolio (hereafter referred to as the “Portfolios”), each a portfolio of the Advanced Series Trust, including the schedules of investments, as of December 31, 2013, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2013, the results of their operations, the changes in their net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 24, 2014

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees(1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Susan Davenport Austin (46) No. of Portfolios Overseen: 98	Vice Chairman (since 2013), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; President of Sheridan Gospel Network (Since 2004); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc. (1997-2000); Vice President, Salomon Brothers Inc. (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Chairman of the Board of Directors, Broadcast Music, Inc. (Since 2011); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	None.
Sherry S. Barrat (64) No. of Portfolios Overseen: 98	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011–June 2012); formerly, President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly, Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly, President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (formerly, FPL Group, Inc.) (1998-Present); Director of Arthur J. Gallagher & Company (since July 2013).
Kay Ryan Booth (63) No. of Portfolios Overseen: 98	Managing Director of Cappello Waterfield & Co. LLC (since 2011); formerly, Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008 – January 2009); formerly, Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly, Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.
Delayne Dedrick Gold (75) No. of Portfolios Overseen: 98	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None.
Robert F. Gunia (67) No. of Portfolios Overseen: 98	Independent Consultant (since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc.
W. Scott McDonald, Jr., Ph.D. (76) No. of Portfolios Overseen: 98	Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.	None.
Thomas T. Mooney (72) No. of Portfolios Overseen: 98	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.
Thomas M. O’Brien (63) No. of Portfolios Overseen: 98	Director, The BankUnited (NYSE: BKU) (since May 2012); Consultant, Valley National Bancorp, Inc. and Valley National Bank (since January 2012); Formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006 – January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

E1

Interested Trustees(1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robert F. O’Donnell (45) No. of Portfolios Overseen: 98	President of Prudential Annuities (since April 2012); Senior Vice President, Head of Product, Investment Management & Marketing for Prudential Annuities (October 2008 - April 2012); Senior Vice President, Head of Product (July 2004 - October 2008).	None.
Timothy S. Cronin (48) Number of Portfolios Overseen: 98	Chief Investment Officer and Strategist of Prudential Annuities (since January 2004); Director of Investment & Research Strategy (since February 1998); President of AST Investment Services, Inc. (since June 2005).	None.
Bruce W. Ferris (58) Number of Portfolios Overseen: 98	Senior Vice President, Sales and Distribution, Product, Marketing, Prudential Annuities (since May 2006); Vice President-Sales, The Hartford Insurance Company (October 1994-April 2005); Sales Manager, Aetna Investment Services (October 1993-September 1994).	None.

(1) The year that each Trustee joined the Trust’s Board is as follows: Susan Davenport Austin, 2011; Sherry S. Barrat, 2013; Kay Ryan Booth, 2013; Delayne Dedrick Gold, 2003; Robert F. Gunia, 2003; W. Scott McDonald, Jr. 2003; Thomas T. Mooney, 2003; Thomas M. O’Brien, 1992; Robert F. O’Donnell, 2012; Timothy S. Cronin, 2009; Bruce W. Ferris, 2013.

Trust Officers(a)(1)
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Raymond A. O’Hara (58) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Deborah A. Docs (56) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Kathleen DeNicholas (39) Assistant Secretary	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).
Claudia DiGiacomo (39) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).
Jonathan D. Shain (55) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Andrew R. French (51) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Bruce Karpati (44) Chief Compliance Officer	Chief Compliance Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, the Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (May 2013-Present); formerly National Chief (May 2012-May 2013) and Co-Chief (January 2010-May 2012) of the Asset Management Unit, Division of Enforcement, of the U.S. Securities & Exchange Commission; Assistant Regional Director (January 2005 -January 2010) of the U.S. Securities & Exchange Commission.
Theresa C. Thompson (51) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009 ).
Grace C. Torres (54) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (50) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.

E2

Trust Officers(a)(1)
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Peter Parrella (55) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Alan Fu (57) Assistant Treasurer	Vice President and Corporate Counsel - Tax, Prudential Financial, Inc. (since October 2003).

(a) Excludes Mr. O’Donnell and Mr. Cronin, Interested Trustees who also serve as President and Vice President, respectively.

(1) The year in which each individual became an Officer of the Trust is as follows: Raymond A. O’Hara, 2012; Deborah A. Docs, 2005; Kathleen DeNicholas, 2013; Claudia DiGiacomo, 2005; Jonathan D. Shain, 2005; Andrew R. French, 2006; Amanda S. Ryan, 2012; Bruce Karpati, 2013; Theresa C. Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 2003; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Alan Fu, 2006.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested”, as defined in the Investment Company Act of 1940, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC. Robert F. O’Donnell, Timothy S. Cronin and Bruce W. Ferris are Interested Trustees because they are employed by an affiliate of the Manager of the Trust.

Unless otherwise noted, the address of all Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

“No. of Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC (PI) and/or AST Investment Services, Inc. (ASTI) (collectively, the Manager) that are overseen by the Trustee. The investment companies for which PI and/or ASTI serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential’s Gibraltar Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Global Short Duration High Yield Fund, Inc.

E3

Approval of Advisory Agreements

Board Consideration of Subadvisory Agreement: (AST New Discovery Asset Allocation Portfolio)

Approval of the New Subadvisory Agreement

As required by the Investment Company Act of 1940 (the 1940 Act), the Board of Trustees (the Board) of the Advanced Series Trust (AST) considered a proposed subadvisory agreement among Prudential Investments LLC (PI), AST Investment Services, Inc. (ASTIS, and together with PI, the Manager) and Parametric Portfolio Associates LLC (Parametric) for the new liquidity overlay sleeve (the Liquidity Sleeve) of the AST New Discovery Asset Allocation Portfolio (the New Discovery Portfolio). The Board, including all of the trustees who were not parties to the Subadvisory Agreement and were not interested persons of those parties, as defined in the 1940 Act (the Independent Trustees), met on November 18-19, 2013 (the Board Meeting) and approved the Subadvisory Agreement for an initial two year period, after concluding that approval of the Subadvisory Agreement was in the best interests of the New Discovery Portfolio and its beneficial shareholders.

In advance of the meeting, the Board requested and received materials relating to the Subadvisory Agreement, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the Subadvisory Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the New Discovery Portfolio by Parametric; comparable performance information; the fees paid by the Manager to Parametric; the potential for economies of scale that may be shared with the New Discovery Portfolio and its shareholders; and other benefits to Parametric. In connection with its deliberations, the Board considered information provided by the Manager and Parametric at or in advance of the Board Meeting. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Subadvisory Agreement with respect to the New Discovery Portfolio.

The Board determined that the overall arrangements between the Manager and Parametric are appropriate in light of the services to be performed and the fee arrangement under the Subadvisory Agreement and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s reaching its determinations to approve the Subadvisory Agreement are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services to be provided to the New Discovery Portfolio by Parametric under the proposed Subadvisory Agreement, noting that the nature and extent of services under the existing subadvisory agreements with the New Discovery Portfolio’s current subadvisers and those to be provided by Parametric under the proposed Subadvisory Agreement were generally similar in that Parametric and those subadvisers were required to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations. The Board also noted that Parametric provides subadvisory services to other AST portfolios.

With respect to the quality of services, the Board considered, among other things, the background and experience of the portfolio manager of Parametric. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to Parametric. The Board noted that it received favorable compliance reports from AST’s Chief Compliance Officer as to Parametric.

The Board concluded that, based on the nature of the proposed services to be rendered, the background information that it reviewed about Parametric, and its experience with Parametric with respect to other AST portfolios, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the New Discovery Portfolio by Parametric.

Performance

Because the Liquidity Sleeve had not yet been implemented, no investment performance information for the Liquidity Sleeve existed for Board review. The Board, however, received and considered information regarding simulated returns based on the strategy proposed for the Liquidity Sleeve. The Board also noted that Parametric’s management of the Liquidity Sleeve is expected to have little or no impact on overall Portfolio performance over a full market cycle, as the New Discovery Portfolio’s exposure to overall equity and fixed income markets before and after the Liquidity Sleeve is implemented will not change. The Board concluded that it was satisfied with the performance of Parametric.

Fee Rates

The Board considered the proposed subadvisory fee rate to be paid by the Manager to Parametric under the Subadvisory Agreement. The Board noted that the Manager will realize a savings as the fees the Manager will pay the subadvisers of the New Discovery Portfolio, including Parametric, will be less than the effective subadvisory fees that the Manager would pay if the assets remained with the other subadvisers of the New Discovery Portfolio. The Board noted that this lower subadvisory fee rate would result in an increase in the net investment management fee to be retained by the Manager, and therefore the Manager agreed to waive a portion of the management fee paid by the New Discovery Portfolio to the Manager. The Board noted that it would review the management fee paid to the Manager by the New Discovery Portfolio in connection with future annual reviews of advisory agreements. The Board concluded that the proposed subadvisory fee was reasonable.

Profitability

Because the engagement of Parametric is new, there was no historical profitability information with respect to the proposed subadvisory arrangement for the New Discovery Portfolio. As a result, the Board did not consider this factor. The Board noted that it would consider profitability information as part of future annual reviews of advisory agreements.

Economies of Scale

The Board noted that the proposed subadvisory fee schedule for the New Discovery Portfolio contained breakpoints that reduced the fee rate on assets above specified levels. The Board noted that it would consider economies of scale in connection with the annual reviews of advisory agreements.

Other Benefits to Parametric

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager and Parametric in connection with the New Discovery Portfolio. The Board concluded that any potential benefits to be derived by the Manager and Parametric were similar to benefits derived by the Manager and Parametric in connection with their management of the other AST portfolios, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by Parametric were consistent with those generally derived by other subadvisers to other portfolios of AST, and that those benefits are reviewed on an annual basis. The Board noted that it also considered these factors in connection with the renewal of the advisory agreements for the other AST portfolios for which Parametric provides subadvisory services at the June 11-12, 2013 Board meeting. The Board concluded that any potential benefits to be derived by Parametric included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

After full consideration of these factors, the Board concluded that approving the Subadvisory Agreement was in the best interests of the New Discovery Portfolio and its beneficial shareholders.

This report must be preceded or accompanied by the current prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Trust’s proxy voting policies and procedures is available, without charge, upon request by calling the appropriate phone number listed below. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Fund’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Fund’s website or by calling the telephone number referenced below.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract or the variable life insurance policy that you have chosen. Please refer to your variable product prospectus to determine which portfolios are available to you.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888.

Owners of Individual Life Insurance contracts should call (800) 778-2255.

The Advanced Series Trust is distributed by Prudential Annuities Distributors, Inc., One Corporate Drive, Shelton, CT, 06484, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	PRSRT STD U.S. POSTAGE PAID LANCASTER, PA PERMIT NO. 1793

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888)778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

Prudential Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

0239749-00004-00    AST-AR-D

ADVANCED SERIES TRUST

ANNUAL REPORT • DECEMBER 31, 2013

This report is one of several that provides financial information about certain investment choices available under variable annuity contracts. Based on the variable annuity contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Trust’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

For information regarding enrollment in the e-Delivery program, please see the inside front cover of this report.

AST Multi-Sector Fixed Income Portfolio

For information about enrolling in e-Delivery, please refer to the instructions below. Thank you.

Individual Annuity Contract Owners - To receive your reports online, go to www.annuities.prudential.com/investor/edelivery, or scan the code below.

Individual Life Insurance Contract Owners - To receive your reports online, go to www.prudential.com/edelivery, or scan the code below.

Advanced Series Trust Table of Contents	Annual Report	December 31, 2013

■	LETTER TO CONTRACT OWNERS

■	MANAGEMENT REVIEW

■	PRESENTATION OF PORTFOLIO HOLDINGS

■	FEES AND EXPENSES TABLE

■	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	AST Multi-Sector Fixed Income Portfolio	A1

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2013

■	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. The quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets over time. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Robert F. O’Donnell

President,

Advanced Series Trust	January 31, 2014

Advanced Series Trust (AST) Multi-Sector Fixed Income Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Cumulative Total Returns	Since Inception
Portfolio	-3.30%
Barclays U.S. Long Corporate Index	-4.39
Blended Index	-2.53

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio Inception: 2/25/2013. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the period since its inception on February 25, 2013 through December 31, 2013, the AST Multi-Sector Fixed Income Portfolio declined 3.30%.

The Portfolio is sub-advised by Prudential Investment Management, Inc. The Portfolio’s investment objective is to seek to maximize total return consistent with the long-term preservation of capital.

During 2013, bond market performance hinged as much on fluctuations in policy as on changes in the economy. Although the year began calmly, in the second quarter, fears of the Federal Reserve (“Fed”) tapering its bond buying program, along with an increase in U.S. economic momentum later in the year, raised interest rates worldwide, taking a particularly heavy toll on markets that showed any signs of fundamental weakness. This was true in select emerging market countries, where some fundamental and social strains were in evidence. Indeed, aside from positive returns posted by global high yield corporate and European peripheral debt, 2013 was generally a tough year for bonds — with the Barclays U.S. Aggregate Bond Index posting a rare negative return. U.S. Treasury yields increased during the year on anticipation the Fed would combine a tapering announcement with a revision to its forward policy guidance.

The Portfolio underperformed the Blended Index. Relative to the Blended Index, the Portfolio was hurt by its underweighted allocation to energy sector, which performed well during 2013. Individual issue selection in the cable industry, including positions in Comcast and Cox Enterprises, dampened performance relative to the Index. Overweight positions in Amgen and CVS Caremark also detracted. In addition, the Fund was hurt by its duration and yield curve positioning, largely because of its relatively low asset levels early in the period.

Individual issue selection among investment-grade corporate bonds contributed positively relative to the Blended Index. In particular, the Portfolio benefited from its positions in the banking sector, especially its overweight positions in Citigroup, Morgan Stanley and Goldman Sachs. The credit quality of U.S. financial issuers continued to improve in 2013 as institutions took steps to improve capital levels and reduce leverage. Verizon was the largest single-issue contributor to Portfolio performance during the period since inception. Verizon issued $49 billion in bonds during 2013, the largest corporate bond offering on record, to finance its buyout of Vodaphone’s stake in its wireless operations. The bonds appreciated, enhancing the Portfolio’s returns. In addition, the Portfolio benefited from an underweight in electric utilities, as utilities did not fully participate in a year-end rally in corporate bonds.

The Portfolio’s holdings of high-yield bonds also added to results during the period since inception. High-yield bonds performed well as investors sought higher yields during 2013. They also held up better during the broad bond market decline because of their higher level of coupon income.

The Portfolio no longer holds a position in Cox Enterprises.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Barclays U.S. Long Corporate Index (65%), an unmanaged index comprised of dollar-denominated debt from U.S. and non-U.S. industrial, utility, and financial institutions issuers with a duration of 10+ years, and the Barclays U.S. Intermediate Corporate Index (35%), an unmanaged index comprised of dollar-denominated debt from U.S. and non-U.S. industrial, utility, and financial institutions issuers with a duration of 1-10 years. Barclays U.S. Aggregate Bond Index an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Prudential Investment Management, Inc., is a registered investment adviser and Prudential Financial company.

Advanced Series Trust Presentation of Portfolio Holdings	December 31, 2013

AST Multi-Sector Fixed Income
Allocation	(% of Net Assets	)
Corporate Bonds	79.9%
Commercial Mortgage-Backed Securities	7.3%
U.S. Treasury Obligations	7.0%
Municipal Bonds	2.0%
Foreign Agency	0.5%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2013

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*
AST Multi-Sector Fixed Income Portfolio	Actual	$1,000.00	$1,020.00	0.84%	$4.28
	Hypothetical	$1,000.00	$1,020.97	0.84%	$4.28

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2013, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2013 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST MULTI-SECTOR FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 96.7% COMMERCIAL MORTGAGE-BACKED SECURITIES — 7.3%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Banc of America Commercial Mortgage Trust, Series 2007-2, Class A1A	5.584%	(c)	04/10/49	$3,109	$3,381,319
Citigroup Commercial Mortgage Trust, Series 2013-GC15, Class A3	4.095%		09/10/46	2,500	2,544,547
Commercial Mortgage Trust, Series 2013-CR9, Class A3	4.022%		07/10/45	1,000	1,013,712
Commercial Mortgage Trust, Series 2013-CR10, Class A3	3.923%		08/10/46	2,000	2,012,208
Commercial Mortgage Trust, Series 2013-CR11, Class A3	3.983%		10/10/46	4,000	4,009,268
Commercial Mortgage Trust, Series 2013-CR12, Class A3	3.765%		10/10/46	5,000	4,921,760
Commercial Mortgage Trust, Series 2013 - LC13, Class A4	3.916%		08/10/46	2,500	2,512,780
GS Mortgage Securities Trust, Series 2013-GCJ12, Class A3	2.860%		06/10/46	2,000	1,857,518
GS Mortgage Securities Trust, Series 2013-GC13, Class A4	3.871%	(c)	07/10/46	1,000	1,004,971
GS Mortgage Securities Trust, Series 2013-GC14, Class A4	3.955%		08/10/46	2,500	2,524,843
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class A3	3.928%		01/15/47	10,000	9,970,330
JPMorgan Chase Commercial Mortgage Series Trust, Series 2013-LC11, Class A4	2.694%		04/15/46	2,000	1,830,816
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A3	3.960%		08/15/46	2,000	2,019,900
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class A3	3.973%		10/15/46	5,500	5,564,086
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C13, Class A3	3.766%		11/15/46	8,000	7,912,288
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A1A	5.608%	(c)	05/15/46	3,325	3,651,739
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class A3	3.986%		07/15/46	1,000	1,007,288

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $58,225,732)					57,739,373

CORPORATE BONDS — 79.9%
Aerospace & Defense — 0.3%
Esterline Technologies Corp., Gtd. Notes	7.000%		08/01/20	1,000	1,080,000
Northrop Grumman Corp., Sr. Unsec’d. Notes	4.750%		06/01/43	500	473,839
Rockwell Collins, Inc., Sr. Unsec’d. Notes	4.800%		12/15/43	675	677,651

					2,231,490

Airlines — 1.5%
American Airlines, Equipment Trust, 144A	4.950%		01/15/23	2,600	2,710,500
American Airlines, Pass-Through Certificates, 144A	4.000%		07/15/25	2,500	2,418,750
Delta Air Lines 2007-1 Class A Pass-Through Trust, Class A, Pass-Through Certificates	6.821%		08/10/22	673	758,525
Delta Air Lines 2009-1 Class A Pass-Through Trust, Pass-Through Certificates	7.750%		12/17/19	265	305,032
Delta Air Lines 2012-1 Class A Pass-Through Trust, Pass-Through Certificates	4.750%		05/07/20	1,860	1,990,049

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (Continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Airlines (continued)
United Airlines, Pass-Through Certificates	4.300%		02/15/27	$3,325	$3,383,187
US Airways, Pass-Through Certificates	3.950%		11/15/25	300	291,750

					11,857,793

Automotive — 1.9%
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	3.875%		09/15/21	1,359	1,371,503
Ford Motor Co., Sr. Unsec’d. Notes	4.750%		01/15/43	4,000	3,607,496
Ford Motor Co., Sr. Unsec’d. Notes	6.625%		10/01/28	2,800	3,143,588
General Motors Co., Sr. Unsec’d. Notes, 144A	6.250%		10/02/43	6,075	6,310,406
Johnson Controls, Inc., Sr. Unsec’d. Notes	6.000%		01/15/36	500	537,368

					14,970,361

Banking — 7.6%
Bank of America Corp., Sr. Unsec’d. Notes	2.600%		01/15/19	2,300	2,310,152
Bank of America Corp., Sr. Unsec’d. Notes, MTN	5.875%		02/07/42	1,240	1,418,176
Bank of America Corp., Sub. Notes	6.110%		01/29/37	1,000	1,078,471
Bank of New York Mellon Corp. (The), Sr. Unsec’d. Notes, MTN	3.950%		11/18/25	4,000	3,960,296
Citigroup, Inc., Sr. Unsec’d. Notes	4.950%		11/07/43	4,065	4,049,098
Citigroup, Inc., Sr. Unsec’d. Notes	8.125%		07/15/39	2,000	2,805,376
Citigroup, Inc., Sub. Notes	6.675%		09/13/43	2,400	2,761,507
Discover Bank, Sr. Unsec’d. Notes	4.200%		08/08/23	725	715,075
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.625%		01/22/23	225	217,879
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%		01/24/22	700	787,982
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	6.000%		06/15/20	2,000	2,293,154
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	6.250%		02/01/41	2,000	2,304,800
Goldman Sachs Group, Inc. (The), Sub. Notes	6.750%		10/01/37	5,250	5,840,861
HSBC Holdings PLC (United Kingdom), Sub. Notes	6.800%		06/01/38	1,300	1,599,199
JPMorgan Chase & Co., Jr. Sub. Notes	6.000%	(c)	12/31/49	1,800	1,721,250
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.350%		08/15/21	150	158,088
JPMorgan Chase & Co., Sr. Unsec’d. Notes	5.400%		01/06/42	250	269,139
JPMorgan Chase & Co., Sr. Unsec’d. Notes	5.600%		07/15/41	1,100	1,193,769
JPMorgan Chase & Co., Sub. Notes	5.625%		08/16/43	2,800	2,958,967
Morgan Stanley, Sr. Unsec’d. Notes	6.375%		07/24/42	5,700	6,676,302
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.500%		07/28/21	300	335,237
Morgan Stanley, Sr. Unsec’d. Notes, MTN	7.300%		05/13/19	900	1,092,967
Morgan Stanley, Sub. Notes	4.875%		11/01/22	120	122,839
Morgan Stanley, Sub. Notes, MTN	4.100%		05/22/23	105	101,614
Northern Trust Corp., Sub. Notes	3.950%		10/30/25	3,550	3,459,457
State Street Corp., Sr. Unsec’d. Notes	3.700%		11/20/23	1,000	992,138
Suntrust Bank, Sr. Unsec’d. Notes	2.750%		05/01/23	1,000	906,676
Wells Fargo & Co., Sub. Notes	4.125%		08/15/23	1,500	1,478,773
Wells Fargo & Co., Sub. Notes, 144A	5.606%		01/15/44	6,750	7,011,137

					60,620,379

Brokerage — 0.5%
Ameriprise Financial, Inc., Sr. Unsec’d. Notes	4.000%		10/15/23	500	498,517
Jefferies Group LLC, Sr. Unsec’d. Notes	6.500%		01/20/43	2,450	2,429,386
Leucadia National Corp., Sr. Unsec’d. Notes	6.625%		10/23/43	1,000	978,283

					3,906,186

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (Continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Building Materials & Construction — 0.1%
Building Materials Corp. of America, Gtd. Notes, 144A (original cost $362,375; purchased 05/09/13)(f)	7.500%	03/15/20(g)	$325	$351,000
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Gtd. Notes, 144A	5.250%	04/15/21	600	583,500

				934,500

Cable — 2.2%
Comcast Corp., Gtd. Notes	4.250%	01/15/33	3,000	2,786,757
Comcast Corp., Gtd. Notes	4.500%	01/15/43	1,400	1,264,647
Comcast Corp., Gtd. Notes	6.450%	03/15/37	2,000	2,321,086
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	6.000%	08/15/40	2,500	2,468,753
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	6.375%	03/01/41	1,000	1,036,857
NBCUniversal Media LLC, Gtd. Notes	4.450%	01/15/43	450	403,121
NBCUniversal Media LLC, Gtd. Notes	5.950%	04/01/41	1,300	1,421,988
NBCuniversal Media LLC, Gtd. Notes	6.400%	04/30/40	2,500	2,874,073
Time Warner Cable, Inc., Gtd. Notes	4.500%	09/15/42	800	606,052
Time Warner Cable, Inc., Gtd. Notes	5.500%	09/01/41	800	662,891
Time Warner Cable, Inc., Gtd. Notes	5.875%	11/15/40	500	432,523
Videotron Ltd. (Canada), Gtd. Notes	5.000%	07/15/22	1,100	1,075,250

				17,353,998

Capital Goods — 2.3%
Actuant Corp., Gtd. Notes	5.625%	06/15/22	1,000	1,012,500
Amsted Industries, Inc., Sr. Notes (original cost $1,276,500; purchased 09/26/13)(f)	8.125%	03/15/18(g)	1,200	1,264,500
Ashtead Capital, Inc. (United Kingdom), Sec’d. Notes, 144A.	6.500%	07/15/22	725	773,031
ERAC USA Finance LLC, Gtd. Notes (original cost $1,041,930; purchased 10/29/13)(f)	5.625%	03/15/42(g)	1,000	1,021,350
ERAC USA Finance LLC, Gtd. Notes (original cost $596,900; purchased 08/29/13)(f)	7.000%	10/15/37(g)	500	591,711
FedEx Corp., Gtd. Notes	4.100%	04/15/43	825	701,881
FedEx Corp., Sr. Unsec’d. Notes	7.600%	07/01/97	1,000	1,206,151
General Cable Corp., Gtd. Notes, 144A	6.500%	10/01/22	750	735,000
Honeywell International, Inc., Sr. Unsec’d. Notes	5.375%	03/01/41	1,000	1,098,824
Ingersoll-Rand Global Holding Co. Ltd., Gtd. Notes, 144A	5.750%	06/15/43	450	456,737
Siemens Financieringsmaatschappij NV (Germany), Gtd. Notes, 144A	6.125%	08/17/26	1,000	1,153,930
Steelcase, Inc., Sr. Unsec’d. Notes	6.375%	02/15/21	2,490	2,734,550
United Technologies Corp., Sr. Unsec’d. Notes	4.500%	06/01/42	250	242,772
United Technologies Corp., Sr. Unsec’d. Notes	7.500%	09/15/29	3,900	5,183,151

				18,176,088

Chemicals — 5.8%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	3.150%	10/01/22	1,350	1,237,245
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	6.125%	01/15/41	4,700	5,058,770
Celanese US Holdings LLC, Gtd. Notes	4.625%	11/15/22	750	718,125
CF Industries, Inc., Gtd. Notes	4.950%	06/01/43	2,325	2,115,996
Chemtura Corp., Gtd. Notes	5.750%	07/15/21	1,000	1,013,750
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.125%	11/15/21	6,000	6,197,802
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.250%	11/15/20	775	825,484
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.375%	11/15/42	1,000	878,032

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Chemicals (continued)
Dow Chemical Co. (The), Sr. Unsec’d. Notes	5.250%	11/15/41	$1,500	$1,494,483
Dow Chemical Co. (The), Sr. Unsec’d. Notes	9.400%	05/15/39	1,000	1,493,909
E.I. du Pont de Nemours & Co., Sr. Unsec’d. Notes	2.800%	02/15/23	900	824,259
E.I. du Pont de Nemours & Co., Sr. Unsec’d. Notes	4.150%	02/15/43	1,800	1,587,928
Eastman Chemical Co., Sr. Unsec’d. Notes	3.600%	08/15/22	6,000	5,760,354
Eastman Chemical Co., Sr. Unsec’d. Notes	4.800%	09/01/42	1,000	944,242
Ecolab, Inc., Sr. Unsec’d. Notes	4.350%	12/08/21	2,466	2,557,074
Ecolab, Inc., Sr. Unsec’d. Notes	5.500%	12/08/41	250	267,718
LYB International Finance BV (Netherlands), Gtd. Notes	5.250%	07/15/43	1,225	1,231,420
LyondellBasell Industries NV, Sr. Unsec’d. Notes	6.000%	11/15/21	1,000	1,150,112
Monsanto Co., Sr. Unsec’d. Notes	3.600%	07/15/42	1,000	815,261
Mosaic Co. (The), Sr. Unsec’d. Notes	3.750%	11/15/21	1,370	1,341,072
Mosaic Co. (The), Sr. Unsec’d. Notes	5.450%	11/15/33	1,290	1,314,314
Mosaic Co. (The), Sr. Unsec’d. Notes	5.625%	11/15/43	3,085	3,129,677
NOVA Chemicals Corp. (Canada), Sr. Unsec’d. Notes	8.625%	11/01/19	1,100	1,211,375
PPG Industries, Inc., Sr. Unsec’d. Notes	3.600%	11/15/20	2,000	2,029,678
Rockwood Specialties Group, Inc., Gtd. Notes	4.625%	10/15/20	250	255,313
Union Carbide Corp., Sr. Unsec’d. Notes	7.750%	10/01/96	500	545,940

				45,999,333

Consumer Products — 0.6%
Newell Rubbermaid, Inc., Sr. Unsec’d. Notes	4.000%	06/15/22	885	865,985
Newell Rubbermaid, Inc., Sr. Unsec’d. Notes	4.700%	08/15/20	2,135	2,239,297
PVH Corp., Sr. Unsec’d. Notes	4.500%	12/15/22	275	260,563
QVC, Inc., Sr. Sec’d. Notes	5.125%	07/02/22	300	296,732
SC Johnson & Son, Inc., Unsec’d. Notes, 144A (original cost $416,908; purchased 05/7/13)(f)	4.000%	05/15/43(g)	425	369,036
Whirlpool Corp., Sr. Unsec’d. Notes, MTN	5.150%	03/01/43	450	433,865

				4,465,478

Electric — 9.1%
AES Corp., Sr. Unsec’d. Notes	4.875%	05/15/23	750	701,250
Baltimore Gas & Electric Co., Sr. Unsec’d. Notes	3.350%	07/01/23	325	312,034
Calpine Corp., Sr. Sec’d. Notes, 144A	7.500%	02/15/21	216	235,710
Calpine Corp., Sr. Sec’d. Notes, 144A	7.875%	07/31/20	444	486,180
Commonwealth Edison Co., First Mortgage	4.600%	08/15/43	2,000	1,938,600
Delmarva Power & Light Co., First Mortgage	3.500%	11/15/23	3,500	3,440,829
DTE Electric Co., General Ref. Mortgage	4.000%	04/01/43	525	467,266
DTE Energy Co., Sr. Unsec’d. Notes	3.850%	12/01/23	5,000	4,936,615
Duke Energy Corp., Sr. Unsec’d. Notes	3.950%	10/15/23	1,200	1,200,347
Duke Energy Indiana, Inc., First Mortgage	4.900%	07/15/43	400	414,334
Duke Energy Ohio, Inc., First Mortgage	3.800%	09/01/23	1,500	1,499,253
Duke Energy Progress, Inc., First Mortgage	4.100%	03/15/43	1,200	1,106,803
Interstate Power & Light Co., Sr. Unsec’d. Notes	4.700%	10/15/43	675	665,900
IPALCO Enterprises, Inc., Sr. Sec’d. Notes, 144A	7.250%	04/01/16	1,800	1,975,500
ITC Holdings Corp., Sr. Unsec’d. Notes	5.300%	07/01/43	1,000	983,169
Jersey Central Power & Light Co., Sr. Unsec’d. Notes, 144A	4.700%	04/01/24	1,000	989,798
Kentucky Utilities Co., First Mortgage	4.650%	11/14/43	675	672,274
MidAmerican Energy Co., First Mortgage	4.800%	09/15/43	2,900	2,948,389
Monongahela Power Co., First Mortgage, 144A	4.100%	04/15/24	2,575	2,573,774
NextEra Energy Capital Holdings, Inc., Gtd. Notes	3.625%	06/15/23	1,325	1,242,781

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Electric (cont’d.)
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	4.600%		06/15/43	$4,600	$4,389,472
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	5.125%		11/15/43	1,575	1,626,435
Peco Energy Co., First Ref. Mortgage	4.800%		10/15/43	1,575	1,601,244
PPL Capital Funding, Inc., Gtd. Notes	4.700%		06/01/43	800	720,623
PPL Electric Utilities Corp., First Mortgage	6.250%		05/15/39	500	597,793
Progress Energy, Inc., Sr. Unsec’d. Notes	7.750%		03/01/31	5,974	7,693,054
PSEG Power LLC, Gtd. Notes	2.450%		11/15/18	1,000	987,024
PSEG Power LLC, Gtd. Notes	4.300%		11/15/23	3,350	3,334,952
Public Service Co. of Colorado, First Mortgage	3.950%		03/15/43	175	155,660
Public Service Co. of New Hampshire, First Mortgage	3.500%		11/01/23	4,250	4,161,269
Public Service Electric & Gas Co., First Mortgage	3.750%		03/15/24	2,900	2,910,689
Public Service Electric & Gas Co., First Ref. Mortgage, MTN	3.950%		05/01/42	2,000	1,782,176
Southern California Edison Co., First Ref. Mortgage	4.650%		10/01/43	950	950,718
Southern Power Co., Sr. Unsec’d. Notes	5.250%		07/15/43	1,000	993,314
Southwestern Public Service Co., First Mortgage	4.500%		08/15/41	550	529,363
Virginia Electric and Power Co., Sr. Unsec’d. Notes	4.650%		08/15/43	2,000	1,991,968
Westar Energy, Inc., First Mortgage	4.100%		04/01/43	275	249,108
Westar Energy, Inc., First Mortgage	4.125%		03/01/42	3,010	2,743,371
Westar Energy, Inc., First Mortgage	4.625%		09/01/43	730	718,379
Wisconsin Public Service Corp., Sr. Sec’d. Notes	4.752%		11/01/44	5,000	5,046,170

					71,973,588

Energy – Integrated — 1.1%
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	5.200%		09/15/43	1,000	991,668
Chevron Corp., Sr. Unsec’d. Notes	3.191%		06/24/23	1,375	1,319,933
Pacific Rubiales Energy Corp. (Colombia), Gtd. Notes, 144A	5.375%		01/26/19	2,470	2,488,525
Sasol Financing International PLC (South Africa), Gtd. Notes	4.500%		11/14/22	2,000	1,860,000
Shell International Finance BV (Netherlands), Gtd. Notes	4.550%		08/12/43	1,050	1,024,110
Total Capital International SA (France), Gtd. Notes	2.875%		02/17/22	1,000	950,956

					8,635,192

Energy – Other — 2.6%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	4.570%	(s)	10/10/36	10,000	3,570,900
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.450%		09/15/36	8,000	8,983,480
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.950%		06/15/19	400	476,092
Concho Resources, Inc., Gtd. Notes	5.500%		04/01/23	550	566,500
Continental Resources, Inc., Gtd. Notes	4.500%		04/15/23	4,000	4,055,000
Continental Resources, Inc., Gtd. Notes	5.000%		09/15/22	500	519,375
Noble Energy, Inc., Sr. Unsec’d. Notes	5.250%		11/15/43	1,770	1,768,554
Noble Energy, Inc., Sr. Unsec’d. Notes	6.000%		03/01/41	630	673,644

					20,613,545

Foods — 1.8%
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	4.000%		01/17/43	1,700	1,511,278
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	5.000%		04/15/20	225	254,635

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Foods (continued)
Coca-Cola Co. (The), Sr. Unsec’d. Notes	3.200%		11/01/23	$4,750	$4,568,650
Coca-Cola Femsa SAB de CV (Mexico), Gtd. Notes	5.250%		11/26/43	2,400	2,456,705
Coca-Cola Icecek A/S (Turkey), Sr. Unsec’d. Notes, 144A	4.750%		10/01/18	250	254,405
ConAgra Foods, Inc., Sr. Unsec’d. Notes	4.650%		01/25/43	1,000	918,709
Constellation Brands, Inc., Gtd. Notes	4.250%		05/01/23	1,500	1,398,750
Ingles Markets, Inc., Sr. Unsec’d. Notes	5.750%		06/15/23	1,350	1,323,000
Kraft Foods Group, Inc., Sr. Unsec’d. Notes	6.500%		02/09/40	500	583,099
Kroger Co. (The), Sr. Unsec’d. Notes	5.150%		08/01/43	450	438,977
PepsiCo, Inc., Sr. Unsec’d. Notes	2.750%		03/01/23	750	694,171
Sun Merger Sub, Inc., Sr. Unsec’d. Notes, 144A	5.875%		08/01/21	250	256,250

					14,658,629

Healthcare & Pharmaceutical — 4.3%
AbbVie, Inc., Sr. Unsec’d. Notes	2.900%		11/06/22	1,250	1,168,320
Amgen, Inc., Sr. Unsec’d. Notes	3.875%		11/15/21	500	513,595
Amgen, Inc., Sr. Unsec’d. Notes	5.375%		05/15/43	225	231,011
Amgen, Inc., Sr. Unsec’d. Notes	5.650%		06/15/42	1,500	1,588,554
Amgen, Inc., Sr. Unsec’d. Notes	5.750%		03/15/40	750	803,559
Baxter International, Inc., Sr. Unsec’d. Notes	3.650%		08/15/42	3,000	2,488,542
Bristol-Myers Squibb Co., Sr. Unsec’d. Notes	5.875%		11/15/36	728	833,135
Covidien International Finance SA, Gtd. Notes	2.950%		06/15/23	425	393,152
Edwards Lifesciences Corp., Sr. Unsec’d. Notes	2.875%		10/15/18	1,475	1,466,392
Gilead Sciences, Inc., Sr. Unsec’d. Notes	5.650%		12/01/41	1,000	1,113,237
GlaxoSmithkline Capital, Inc. (United Kingdom), Gtd. Notes	4.200%		03/18/43	500	457,147
HCA, Inc., Gtd. Notes	5.875%		05/01/23	750	740,625
HCA, Inc., Gtd. Notes	8.000%		10/01/18	650	767,813
Johnson & Johnson, Sr. Unsec’d. Notes	4.375%		12/05/33	2,250	2,264,647
Johnson & Johnson, Sr. Unsec’d. Notes	4.500%		12/05/43	2,300	2,283,132
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	2.500%		11/01/18	1,775	1,750,592
Merck & Co., Inc., Sr. Unsec’d. Notes	2.400%		09/15/22	3,125	2,854,478
Merck & Co., Inc., Sr. Unsec’d. Notes	4.150%		05/18/43	750	685,193
Mylan, Inc., Gtd. Notes, 144A	7.875%		07/15/20	4,000	4,526,168
Pfizer, Inc., Sr. Unsec’d. Notes	4.300%		06/15/43	1,500	1,410,525
Pfizer, Inc., Sr. Unsec’d. Notes	7.200%		03/15/39	3,300	4,435,553
St. Jude Medical, Inc., Sr. Unsec’d. Notes	4.750%		04/15/43	400	379,099
Zoetis, Inc., Sr. Unsec’d. Notes	4.700%		02/01/43	1,100	1,028,125

					34,182,594

Healthcare Insurance — 1.0%
Aetna, Inc., Sr. Unsec’d. Notes	4.500%		05/15/42	1,900	1,766,253
Cigna Corp., Sr. Unsec’d. Notes	5.375%		02/15/42	500	519,851
Coventry Health Care, Inc., Sr. Unsec’d. Notes	5.450%		06/15/21	500	556,313
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.950%		10/15/42	2,060	1,747,012
WellPoint, Inc., Sr. Unsec’d. Notes	4.650%		01/15/43	1,000	925,802
WellPoint, Inc., Sr. Unsec’d. Notes	5.100%		01/15/44	2,175	2,156,832

					7,672,063

Insurance — 2.2%
Allstate Corp. (The), Sr. Unsec’d. Notes	4.500%		06/15/43	1,000	946,174
Allstate Corp. (The), Sub. Notes	5.750%	(c)	08/15/53	800	806,000
American International Group, Inc., Sr. Unsec’d. Notes	6.400%		12/15/20	4,000	4,727,444

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Insurance (continued)
Berkshire Hathaway Finance Corp., Gtd. Notes	4.300%	05/15/43	$800	$720,484
Endurance Specialty Holdings Ltd., Sr. Unsec’d. Notes	7.000%	07/15/34	1,700	1,878,816
Hartford Financial Services Group, Inc., Sr. Unsec’d. Notes	4.300%	04/15/43	200	175,935
Liberty Mutual Group, Inc., Gtd. Notes, 144A	6.500%	05/01/42	500	548,726
Liberty Mutual Group, Inc., Sr. Unsec’d. Notes, 144A	6.500%	03/15/35	800	873,418
Lincoln National Corp., Sr. Unsec’d. Notes	7.000%	06/15/40	900	1,127,586
Markel Corp., Sr. Unsec’d. Notes	5.000%	03/30/43	100	93,519
MetLife, Inc., Sr. Unsec’d. Notes	4.875%	11/13/43	5,000	4,907,200
Travelers Cos. Inc. (The), Sr. Unsec’d. Notes	4.600%	08/01/43	600	586,235

				17,391,537

Lodging — 0.4%
Choice Hotels International, Inc., Gtd. Notes	5.700%	08/28/20	500	526,250
Choice Hotels International, Inc., Gtd. Notes	5.750%	07/01/22	500	521,875
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes	6.750%	05/15/18	1,500	1,736,119
Wyndham Worldwide Corp., Sr. Unsec’d. Notes	4.250%	03/01/22	500	487,986

				3,272,230

Machinery–Construction & Mining — 0.6%
CNH Capital LLC, Gtd. Notes, 144A	3.250%	02/01/17	3,850	3,917,375
Terex Corp., Gtd. Notes	6.500%	04/01/20	750	802,500

				4,719,875

Media & Entertainment — 3.3%
21st Century Fox America, Inc., Gtd. Notes	6.150%	03/01/37	2,300	2,527,905
21st Century Fox America, Inc., Gtd. Notes	6.150%	02/15/41	1,900	2,117,597
21st Century Fox America, Inc., Gtd. Notes, 144A	5.400%	10/01/43	2,025	2,050,434
Activision Blizzard, Inc., Gtd. Notes, 144A	6.125%	09/15/23	1,000	1,042,500
AMC Networks, Inc., Gtd. Notes	4.750%	12/15/22	1,000	952,500
Belo Corp., Sr. Unsec’d. Notes	7.250%	09/15/27	150	155,625
CBS Corp., Gtd. Notes (original cost $663,599; purchased 09/11/13)(f)	4.850%	07/01/42(g)	765	689,304
CBS Corp., Gtd. Notes (original cost $441,840; purchased 03/18/13)(f)	5.900%	10/15/40(g)	400	405,644
Discovery Communications LLC, Gtd. Notes	4.950%	05/15/42	1,500	1,393,272
Time Warner, Inc., Gtd. Notes	4.750%	03/29/21	5,026	5,359,586
Time Warner, Inc., Gtd. Notes	5.350%	12/15/43	2,275	2,303,961
Time Warner, Inc., Gtd. Notes	6.200%	03/15/40	1,000	1,101,660
Time Warner, Inc., Gtd. Notes	7.700%	05/01/32	175	224,695
Viacom, Inc., Sr. Unsec’d. Notes	4.500%	02/27/42	40	34,127
Viacom, Inc., Sr. Unsec’d. Notes	4.875%	06/15/43	3,335	3,016,941
Viacom, Inc., Sr. Unsec’d. Notes	5.850%	09/01/43	2,650	2,785,738

				26,161,489

Metals — 2.3%
Barrick North America Finance LLC (Canada), Gtd. Notes	5.750%	05/01/43	1,070	962,148
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	3.250%	11/21/21	2,000	1,988,148
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	4.125%	02/24/42	1,000	888,587

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Metals (continued)
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	5.000%	09/30/43	$8,200	$8,337,276
Freeport-McMoRan Copper & Gold, Inc., Gtd. Notes	5.450%	03/15/43	100	95,704
Glencore Canada Corp. (United Kingdom), Gtd. Notes	5.500%	06/15/17	1,500	1,640,757
Nucor Corp., Sr. Unsec’d. Notes	5.200%	08/01/43	245	238,678
Rio Tinto Finance USA Ltd. (United Kingdom), Gtd. Notes	3.500%	11/02/20	1,100	1,123,070
Rio Tinto Finance USA PLC (United Kingdom), Gtd. Notes	4.125%	08/21/42	500	439,629
Southern Copper Corp., Sr. Unsec’d. Notes	6.750%	04/16/40	1,427	1,381,711
Steel Dynamics, Inc., Gtd. Notes	6.125%	08/15/19	1,000	1,082,500

				18,178,208

Non-Captive Finance — 0.6%
CIT Group, Inc., Sr. Unsec’d. Notes, 144A	5.500%	02/15/19	300	321,750
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	4.650%	10/17/21	600	653,669
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	5.875%	01/14/38	760	865,727
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	6.875%	01/10/39	2,000	2,571,192

				4,412,338

Oil & Gas Services — 1.3%
Cameron International Corp., Sr. Unsec’d. Notes	3.600%	04/30/22	1,500	1,469,701
Cameron International Corp., Sr. Unsec’d. Notes	5.125%	12/15/43	2,000	1,978,834
Halliburton Co., Sr. Unsec’d. Notes	4.750%	08/01/43	1,700	1,669,482
Halliburton Co., Sr. Unsec’d. Notes	7.450%	09/15/39	375	504,721
Schlumberger Investment SA, Gtd. Notes	3.650%	12/01/23	1,850	1,833,892
Weatherford International Ltd., Gtd. Notes	6.500%	08/01/36	1,300	1,355,887
Weatherford International Ltd., Gtd. Notes	6.750%	09/15/40	850	919,322
Weatherford International Ltd., Gtd. Notes	7.000%	03/15/38	300	332,060

				10,063,899

Packaging — 0.4%
Ball Corp., Gtd. Notes	4.000%	11/15/23	975	872,625
Crown Americas LLC/Crown Americas Capital Corp. IV, Gtd. Notes	4.500%	01/15/23	300	280,500
Greif, Inc., Sr. Unsec’d. Notes	7.750%	08/01/19	625	709,375
Silgan Holdings, Inc., Sr. Unsec’d. Notes, 144A	5.500%	02/01/22	1,400	1,386,000

				3,248,500

Paper — 1.5%
Georgia-Pacific LLC, Gtd. Notes (original cost $3,474,750; purchased 05/31/13)(f)	5.400%	11/01/20(g)	3,000	3,351,903
Georgia-Pacific LLC, Sr. Unsec’d. Notes (original cost $3,632,773; purchased 10/08/13 - 10/17/13)(f)	7.250%	06/01/28(g)	2,960	3,567,919
International Paper Co., Sr. Unsec’d. Notes	6.000%	11/15/41	1,500	1,628,934
International Paper Co., Sr. Unsec’d. Notes	7.300%	11/15/39	250	308,681
Packaging Corp. of America, Sr. Unsec’d. Notes	3.900%	06/15/22	2,200	2,137,285
Rock-Tenn Co., Gtd. Notes	4.000%	03/01/23	1,000	955,091

				11,949,813

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Pipelines & Other — 3.9%
AGL Capital Corp., Gtd. Notes	4.400%	06/01/43	$750	$676,244
Buckeye Partners LP, Sr. Unsec’d. Notes	2.650%	11/15/18	825	812,877
Buckeye Partners LP, Sr. Unsec’d. Notes	4.150%	07/01/23	825	793,271
Dominion Gas Holdings LLC, Sr. Unsec’d. Notes, 144A	4.800%	11/01/43	925	894,332
Energy Transfer Partners LP, Sr. Unsec’d. Notes	5.150%	02/01/43	700	639,606
Enterprise Products Operating LLC, Gtd. Notes	4.850%	08/15/42	600	565,060
Enterprise Products Operating LLC, Gtd. Notes	4.850%	03/15/44	3,850	3,620,544
Enterprise Products Operating LLC, Gtd. Notes	6.875%	03/01/33	55	65,750
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	5.000%	08/15/42	250	230,890
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	5.000%	03/01/43	3,289	3,035,592
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	6.500%	09/01/39	700	767,430
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	5.150%	10/15/43	1,725	1,700,312
Nisource Finance Corp., Gtd. Notes	4.800%	02/15/44	1,850	1,669,190
Nisource Finance Corp., Gtd. Notes	5.650%	02/01/45	3,000	3,073,032
ONEOK Partners LP, Gtd. Notes	6.200%	09/15/43	1,900	2,050,873
Piedmont Natural Gas Co., Inc., Sr. Unsec’d. Notes	4.650%	08/01/43	350	342,016
Southwest Gas Corp., Sr. Unsec’d. Notes	4.875%	10/01/43	5,000	5,086,065
Spectra Energy Partners LP, Sr. Unsec’d. Notes	5.950%	09/25/43	525	561,248
Williams Partners LP, Sr. Unsec’d. Notes	5.800%	11/15/43	4,000	4,082,924

				30,667,256

Railroads — 2.6%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	4.450%	03/15/43	200	181,342
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	5.150%	09/01/43	1,800	1,828,589
Canadian National Railway Co. (Canada), Sr. Unsec’d. Notes	4.500%	11/07/43	2,000	1,931,424
Canadian National Railway Co. (Canada), Sr. Unsec’d. Notes	6.250%	08/01/34	500	591,564
Canadian Pacific Railway Co. (Canada), Sr. Unsec’d. Notes	5.750%	03/15/33	1,775	1,878,092
Canadian Pacific Railway Co. (Canada), Sr. Unsec’d. Notes	7.125%	10/15/31	1,300	1,563,353
CSX Corp., Sr. Unsec’d. Notes	3.700%	11/01/23	2,550	2,466,878
CSX Corp., Sr. Unsec’d. Notes	5.500%	04/15/41	1,232	1,295,665
CSX Corp., Sr. Unsec’d. Notes	6.150%	05/01/37	1,000	1,116,566
Norfolk Southern Corp., Sr. Unsec’d. Notes	3.950%	10/01/42	1,140	959,210
Norfolk Southern Corp., Sr. Unsec’d. Notes	4.800%	08/15/43	2,275	2,203,287
Norfolk Southern Corp., Sr. Unsec’d. Notes	5.590%	05/17/25	3,000	3,278,412
Union Pacific Corp., Sr. Unsec’d. Notes	4.250%	04/15/43	275	244,804
Union Pacific Corp., Sr. Unsec’d. Notes	4.750%	12/15/43	1,000	974,121

				20,513,307

Real Estate Investment Trusts — 2.3%
BRE Properties, Inc., Sr. Unsec’d. Notes	5.200%	03/15/21	2,000	2,145,408
Realty Income Corp., Sr. Unsec’d. Notes	2.000%	01/31/18	3,000	2,938,080
WEA Finance LLC (Australia), Gtd. Notes, 144A	4.625%	05/10/21	1,000	1,055,353
WEA Finance LLC/WT Finance Aust Pty Ltd. (Australia), Gtd. Notes, 144A	6.750%	09/02/19	2,500	2,972,513
Weyerhaeuser Co., Sr. Unsec’d. Notes	7.375%	03/15/32	4,100	5,016,986

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Real Estate Investment Trusts (continued)
Weyerhaeuser Co., Sr. Unsec’d. Notes	8.500%	01/15/25	$3,500	$4,458,429

				18,586,769

Retailers — 3.5%
CVS Caremark Corp., Sr. Unsec’d. Notes	4.125%	05/15/21	550	570,115
CVS Caremark Corp., Sr. Unsec’d. Notes	5.300%	12/05/43	5,825	6,023,999
CVS Caremark Corp., Sr. Unsec’d. Notes	6.125%	09/15/39	950	1,077,413
Home Depot, Inc. (The), Sr. Unsec’d. Notes	2.700%	04/01/23	1,025	944,896
Home Depot, Inc. (The), Sr. Unsec’d. Notes	4.875%	02/15/44	2,050	2,075,769
L Brands, Inc., Gtd. Notes	5.625%	02/15/22	2,375	2,428,437
Lowe’s Cos., Inc., Sr. Unsec’d. Notes	5.000%	09/15/43	625	639,030
Macy’s Retail Holdings, Inc., Gtd. Notes	3.875%	01/15/22	7,460	7,353,158
Macy’s Retail Holdings, Inc., Gtd. Notes	5.125%	01/15/42	940	897,004
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	4.000%	04/11/43	250	222,496
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	4.750%	10/02/43	3,000	3,011,673
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	5.250%	09/01/35	2,300	2,498,566

				27,742,556

Technology — 2.7%
Apple, Inc., Sr. Unsec’d. Notes	2.400%	05/03/23	1,000	899,211
Apple, Inc., Sr. Unsec’d. Notes	3.850%	05/04/43	3,750	3,132,844
International Business Machines Corp., Sr. Unsec’d. Notes	3.375%	08/01/23	1,275	1,242,238
Jabil Circuit, Inc., Sr. Unsec’d. Notes	4.700%	09/15/22	500	480,000
Maxim Integrated Products, Inc., Sr. Unsec’d. Notes	2.500%	11/15/18	2,000	1,983,100
Microsoft Corp., Sr. Unsec’d. Notes	4.875%	12/15/43	1,800	1,839,751
NCR Corp., Sr. Unsec’d. Notes, 144A	5.875%	12/15/21	500	509,375
NCR Corp., Sr. Unsec’d. Notes, 144A	6.375%	12/15/23	500	510,625
Oracle Corp., Sr. Unsec’d. Notes	2.500%	10/15/22	1,500	1,373,904
Sensata Technologies BV (Netherlands), Gtd. Notes, 144A	4.875%	10/15/23	900	846,000
Tyco Electronics Group SA (Switzerland), Gtd. Notes	2.375%	12/17/18	1,350	1,331,219
Tyco Electronics Group SA (Switzerland), Gtd. Notes	3.500%	02/03/22	8,100	7,695,445

				21,843,712

Telecommunications — 7.2%
America Movil SAB de CV (Mexico), Gtd. Notes	5.000%	03/30/20	5,000	5,415,315
America Movil SAB de CV (Mexico), Sr. Unsec’d. Notes	4.375%	07/16/42	1,800	1,495,456
AT&T, Inc., Sr. Unsec’d. Notes	4.300%	12/15/42	1,500	1,272,359
AT&T, Inc., Sr. Unsec’d. Notes	5.350%	09/01/40	6,450	6,381,836
AT&T, Inc., Sr. Unsec’d. Notes	5.550%	08/15/41	2,640	2,679,230
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	9.625%	12/15/30	775	1,156,489
Deutsche Telekom International Finance BV (Germany), Gtd. Notes	8.750%	06/15/30	1,000	1,410,783
Rogers Communications, Inc. (Canada), Gtd. Notes	5.450%	10/01/43	2,500	2,565,140
Sprint Capital Corp., Gtd. Notes	6.875%	11/15/28	1,000	942,500
Sprint Corp., Gtd. Notes, 144A	7.125%	06/15/24	1,325	1,344,875
Sprint Corp., Gtd. Notes, 144A	7.875%	09/15/23	350	376,250
T-Mobile USA, Inc., Gtd. Notes	6.464%	04/28/19	950	1,009,375

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Telecommunications (continued)
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.750%	11/01/41	$2,750	$2,570,824
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.150%	09/15/23	6,000	6,442,152
Verizon Communications, Inc., Sr. Unsec’d. Notes	6.400%	09/15/33	5,825	6,699,455
Verizon Communications, Inc., Sr. Unsec’d. Notes	6.550%	09/15/43	11,785	13,787,967
Vodafone Group PLC (United Kingdom), Sr. Unsec’d. Notes	4.375%	02/19/43	1,000	864,128
Vodafone Group PLC (United Kingdom), Sr. Unsec’d. Notes	6.150%	02/27/37	800	867,014

				57,281,148

Tobacco — 2.4%
Altria Group, Inc., Gtd. Notes	4.000%	01/31/24	540	527,804
Altria Group, Inc., Gtd. Notes	4.500%	05/02/43	1,300	1,148,654
Altria Group, Inc., Gtd. Notes	4.750%	05/05/21	3,000	3,219,483
Altria Group, Inc., Gtd. Notes	5.375%	01/31/44	4,340	4,357,972
Altria Group, Inc., Gtd. Notes	10.200%	02/06/39	81	126,377
Lorillard Tobacco Co., Gtd. Notes	7.000%	08/04/41	650	706,879
Lorillard Tobacco Co., Gtd. Notes	8.125%	05/01/40	650	782,725
Philip Morris International, Inc., Sr. Unsec’d. Notes	4.125%	03/04/43	250	218,855
Philip Morris International, Inc., Sr. Unsec’d. Notes	4.375%	11/15/41	1,000	911,429
Philip Morris International, Inc., Sr. Unsec’d. Notes	4.500%	03/20/42	1,000	934,081
Philip Morris International, Inc., Sr. Unsec’d. Notes	4.875%	11/15/43	3,325	3,293,845
Reynolds American, Inc., Gtd. Notes	3.250%	11/01/22	3,500	3,226,006

				19,454,110

TOTAL CORPORATE BONDS (cost $634,830,715)				633,737,964

FOREIGN AGENCY — 0.5%
Statoil ASA (Norway), Sr. Notes	4.800%	11/08/43	2,525	2,550,985
Statoil ASA (Norway), Sr. Notes	7.750%	06/15/23	1,200	1,542,902

TOTAL FOREIGN AGENCY (cost $4,224,320)				4,093,887

MUNICIPAL BONDS — 2.0%
California — 0.6%
Bay Area Toll Authority, BABs, Revenue Bonds	6.263%	04/01/49	700	839,587
Kaiser Foundation Hospitals, Gtd. Notes	4.875%	04/01/42	1,000	945,739
Los Angeles Department of Water & Power, BABs, Revenue Bonds	6.008%	07/01/39	1,050	1,175,843
State of California, BABs, General Obligation Unlimited	7.550%	04/01/39	1,050	1,360,790

				4,321,959

Illinois — 0.4%
Northwestern University, Sr. Unsec’d. Notes	4.643%	12/01/44	2,800	2,756,499

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

MUNICIPAL BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Massachusetts — 0.1%
President and Fellows of Harvard College, Sr. Notes	4.875%	10/15/40	$1,000	$1,027,295

Missouri — 0.2%
Ascension Health, Inc., Unsec’d. Notes	4.847%	11/15/53	750	725,860
Missouri Highway & Transportation Commission, BABs, Revenue Bonds	5.445%	05/01/33	325	352,544

				1,078,404

New Jersey — 0.1%
New Jersey State Turnpike Authority, BABs, Revenue Bonds	7.414%	01/01/40	535	712,861

New York — 0.2%
Memorial Sloan-Kettering Cancer Center, Sr. Unsec’d. Notes	4.125%	07/01/52	750	616,986
NYU Hospitals Center, Sr. Sec’d. Notes	5.750%	07/01/43	700	708,292
Port Authority of New York & New Jersey, Revenue Bonds	5.647%	11/01/40	500	545,120

				1,870,398

Ohio — 0.2%
Ohio State Turnpike Commission, Revenue Bonds	5.000%	02/15/48	750	737,258
Ohio State University, Revenue Bonds	4.800%	06/01/11	1,300	1,131,221

				1,868,479

Pennsylvania — 0.1%
Pennsylvania Turnpike Commission, Revenue Bonds	5.000%	12/01/43	870	867,286

South Carolina — 0.1%
South Carolina State Public Service Authority, Revenue Bonds	5.784%	12/01/41	1,000	1,026,270

TOTAL MUNICIPAL BONDS (cost $15,993,813)				15,529,451

SOVEREIGN BOND
United Mexican States (Mexico), Sr. Unsec’d. Notes, Sr. Unsec’d. Notes, MTN (cost $514,844)	4.750%	03/08/44	500	450,625

U.S. TREASURY OBLIGATIONS — 7.0%
U.S. Treasury Bonds	3.625%	08/15/43(k)	41,265	38,969,634
U.S. Treasury Notes	1.500%	12/31/18	8,000	7,910,000
U.S. Treasury Notes	2.375%	02/28/15(k)	500	512,520
U.S. Treasury Notes	2.750%	11/15/23	8,370	8,188,212

TOTAL U.S. TREASURY OBLIGATIONS (cost $55,903,999)				55,580,366

TOTAL LONG-TERM INVESTMENTS (cost $769,693,423)				767,131,666

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

		Shares	Value (Note 2)

SHORT-TERM INVESTMENT — 3.8%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $30,125,284)(w) (Note 4)	$	30,125,284	$30,125,284

TOTAL INVESTMENTS — 100.5% (cost $799,818,707)			797,256,950
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (0.5)%			(3,947,727)

NET ASSETS — 100.0%			$793,309,223

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
BABs	Build America Bonds
MTN	Medium Term Note
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2013.
(f)	Private Placement restricted as to resale and does not have a readily available market. The aggregate original cost of such securities is $11,907,575. The aggregate value of $11,612,367 is approximately 1.5% of net assets.
(g)	Indicates a security that has been deemed illiquid.
(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(s)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Financial futures contracts open at December 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Long Position:
471	5 Year U.S. Treasury Notes	Mar. 2014	$56,770,646	$56,196,188	$(574,458)

Short Positions:
445	10 Year U.S. Treasury Notes	Mar. 2014	55,569,289	54,755,859	813,430
31	20 Year U.S. Treasury Bonds	Mar. 2014	4,024,133	3,977,688	46,445
243	30 Year U.S. Ultra Treasury Bonds	Mar. 2014	33,507,125	33,108,750	398,375

					1,258,250

					$683,792

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Commercial Mortgage-Backed Securities	$—	$57,739,373	$—
Corporate Bonds	—	621,880,171	11,857,793
Foreign Agency	—	4,093,887	—
Municipal Bonds	—	15,529,451	—
Sovereign Bond	—	450,625	—
U.S. Treasury Obligations	—	55,580,366	—
Affiliated Money Market Mutual Fund	30,125,284	—	—
Other Financial Instruments*
Futures	683,792	—	—

Total	$30,809,076	$755,273,873	$11,857,793

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Corporate Bonds
Balance as of 02/25/2013^	$—
Realized gain (loss)	(6,934)
Change in unrealized appreciation (depreciation)**	223,874
Purchases	11,744,717
Sales	—
Accrued discount/premium	(103,864)
Transfers in and/or out of Level 3	—

Balance as of 12/31/2013	$11,857,793

^	Commencement of operations.

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

**	Of which, $223,874 was included in Net Assets relating to securities held at the reporting period end.

Included in the table above, under Level 3 securities, are seven corporate bond securities which were each valued using a single broker quote in the absence of a vendor price, a pricing methodology approved by the Board of Trustees. Single broker-dealer price quotations are significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

Electric	9.1%
Banking	7.6
Commercial Mortgage-Backed Securities	7.3
Telecommunications	7.2
U.S. Treasury Obligations	7.0
Chemicals	5.8
Healthcare & Pharmaceutical	4.3
Pipelines & Other	3.9
Affiliated Money Market Mutual Fund	3.8
Retailers	3.5
Media & Entertainment	3.3
Technology	2.7
Energy — Other	2.6
Railroads	2.6
Tobacco	2.4
Metals	2.3
Capital Goods	2.3
Real Estate Investment Trusts	2.3
Insurance	2.2
Cable	2.2

Municipal Bonds	2.0%
Automotive	1.9
Foods	1.8
Airlines	1.5
Paper	1.5
Oil & Gas Services	1.3
Energy — Integrated	1.1
Healthcare Insurance	1.0
Consumer Products	0.6
Non-Captive Finance	0.6
Machinery — Construction & Mining	0.6
Brokerage	0.5
Foreign Agency	0.5
Lodging	0.4
Packaging	0.4
Aerospace & Defense	0.3
Building Materials & Construction	0.1

100.5
Liabilities in excess of other assets	(0.5)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instrumentsis interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker-variation margin	$1,258,250	*	Due from broker-variation margin	$574,458	*

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$709,539

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$683,792

For the period ended December 31, 2013, the Portfolio’s average value at trade date for futures long positions was $42,043,522 and for short positions was $32,664,623.

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Exchange-traded and cleared derivatives	$247,578	$—	$—	$247,578
Collateral Amount Pledged/(Received):
Exchange-traded and cleared derivatives				—

Net Amount				$247,578

SEE NOTES TO FINANCIAL STATEMENTS.

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AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at value:
Unaffiliated investments (cost $769,693,423)	$767,131,666
Affiliated investments (cost $30,125,284)	30,125,284
Cash	3
Dividends and interest receivable	9,159,490
Receivable for investments sold	7,575,233
Receivable for fund share sold	6,886,389
Due from broker-variation margin	247,578
Prepaid expenses	969

Total Assets	821,126,612

LIABILITIES:
Payable for investments purchased	27,602,222
Advisory fees payable	145,256
Accrued expenses and other liabilities	58,722
Distribution fee payable	10,721
Affiliated transfer agent fee payable	417
Due to broker	51

Total Liabilities	27,817,389

NET ASSETS	$793,309,223

Net assets were comprised of:
Paid-in capital	$788,630,024
Retained earnings	4,679,199

Net assets, December 31, 2013	$793,309,223

Net asset value and redemption price per share, $793,309,223 / 82,000,933 outstanding shares of beneficial interest	$9.67

STATEMENT OF OPERATIONS

For the Period February 25, 2013* through December 31, 2013

INCOME
Interest income	$8,598,016
Affiliated dividend income	16,603

8,614,619

EXPENSES
Advisory fees	1,368,356
Distribution fee	198,313
Custodian and accounting fees	59,000
Audit fee	38,000
Shareholders’ reports	16,000
Trustees’ fees	12,000
Legal fees and expenses	12,000
Transfer agent’s fees and expenses (including affiliated expense of $2,300) (Note 4)	8,000
Commitment fee on syndicated credit agreement	3,000
Insurance expenses	1,000
Interest expense	289
Miscellaneous	7,456

Total expenses	1,723,414

NET INVESTMENT INCOME	6,891,205

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	(1,016,030)
Futures transactions	709,539
Short sales transactions	(27,142)
Foreign currency transactions	(408)

(334,041)

Net change in unrealized appreciation (depreciation) on:
Investments	(2,561,757)
Futures	683,792

(1,877,965)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(2,212,006)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,679,199

STATEMENT OF CHANGES IN NET ASSETS

February 25, 2013* through December 31, 2013
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$6,891,205
Net realized loss on investment and foreign currency transactions	(334,041)
Net change in unrealized appreciation (depreciation) on investments	(1,877,965)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	4,679,199

FUND SHARE TRANSACTIONS:
Fund share sold [82,532,983 shares]	793,661,522
Fund share repurchased [532,050 shares]	(5,031,498)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	788,630,024

TOTAL INCREASE IN NET ASSETS	793,309,223
NET ASSETS:
Beginning of period	—

End of period	$793,309,223

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A17

NOTES TO THE FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	General

Advanced Series Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at December 31, 2013 consisted of 78 separate Portfolios (“Portfolios”). The information presented in these financial statements pertains to the AST Multi-Sector Fixed Income Portfolio (the “Portfolio” or “Multi-Sector Fixed Income”) (formerly known as the AST Long Duration Bond Portfolio). The investment objective of the Portfolio is to maximize total return, consistent with preservation of capital.

Shares of each Portfolio may only be purchased by separate accounts of Participating Insurance Companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies (“Contractholders”). These separate accounts place orders to purchase and redeem shares of the Trust primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies.

2.	Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Security Valuation: Each Portfolio holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and Prudential Investments LLC (“PI”), the co-managers of the Trust (together the “Investment Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how each Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Schedule of Investments.

Common stocks, exchange-traded funds, and derivative instruments that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates,

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cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Portfolio securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, each Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated each business day into U.S. dollars based on current exchange rates. Purchases and sales of Portfolio securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions. The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains and losses include gains and losses resulting from sales and maturities of foreign currencies and foreign currency contracts gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than Portfolio securities as a result of changes in exchange rates.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios, as defined in the prospectus, entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Upon entering into these contracts, risks may arise from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. A Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures

B2

contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Portfolio invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. The Portfolio may also use futures to gain additional market exposure. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

With exchange-traded futures contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures, and guarantees the futures contracts against default.

Short Sales: A Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Master Netting Arrangements: Certain Portfolios are subject to various Master Agreements, or netting arrangements, with select counterparties. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

Certain Portfolios are parties to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

Forward currency contracts and financial futures involve elements of market risk in excess of the amounts reflected on the Statements of Assets and Liabilities. Such risks may be mitigated by engaging in master netting agreements.

B3

Delayed-Delivery Transactions: Certain Portfolios may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains and losses with respect to the security.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management, that may differ from actual.

Taxes: For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. Federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of the Portfolios’ partners (Participating Insurance Companies). The Portfolios are not generally subject to entity-level taxation. Partners of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends and interest and foreign capital gains tax are accrued in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded.

Distributions: Distributions from the Portfolio are made in cash and automatically reinvested in additional shares of the same Portfolio. Distributions are recorded on the ex-dividend date.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Portfolios have entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. At December 31, 2013, the Investment Manager has engaged Prudential Investment Management, Inc. (“PIM”) as Sub-adviser for Multi-Sector Fixed Income Portfolio.

Advisory Fees and Expense Limitations: The Investment Manager receives a fee, accrued daily and payable monthly, based on the annual rate specified below, using the value of the Portfolio’s average daily net assets, at the annual rate specified below. The Investment Manager pays the Subadviser a fee as compensation for advisory services provided to the Portfolio. All amounts paid or payable by the Portfolio to the Investment Manager, under the agreement, are reflected in the Statements of Operations.

B4

	Advisory Fees	Effective Advisory Fees
Multi-Sector Fixed Income	0.69% first $300 million; 0.68% on next $200 million; 0.67% on next $250 million; 0.66% on next $2.5 billion; 0.65% on next $2.75 billion; 0.62% on next $4 billion; 0.60% in excess of $10 billion	0.69%

AST Investment Services, Inc., PI, and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

The Trust has entered into an agreement with the following affiliated entities: Prudential Insurance Company of America (“PICA”), Pruco Life Insurance Company (“PLAZ”), Pruco Life Insurance Company of New Jersey (“PLNJ”), Prudential Retirement Insurance and Annuity Company (“PRIAC”), Pramerica of Bermuda Life Assurance Company, Ltd., Prudential Annuities Life Assurance Corporation (“PALAC”), and Prudential Annuities Distributors, Inc. (“PAD”), each an indirect, wholly-owned subsidiary of Prudential Financial, Inc., and certain unaffiliated entities.

PAD serves as the distributor for the shares of the Portfolio. Each class of shares is offered and redeemed at its net asset value without any sales load. The Trust has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio of the Trust. Under the 12b-1 Plan, the shares of the Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to the Portfolio. The annual shareholder services and distribution (12b-1) fee for the Portfolio’s shares is 0.10% of the average daily net assets of the Portfolio.

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and Trustees of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Trust invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

5.	Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments and U.S. Government securities, for the period ended December 31, 2013, were as follows:

	Cost of Purchases	Proceeds from Sales
Multi-Sector Fixed Income	$752,603,188	$37,915,377

6.	Tax Information

All Portfolios are treated as partnerships for tax purposes. The character of the cash distributions made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each partner will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provisions for income tax are required in the Portfolios’ financial statements

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for the current reporting period. The Portfolios’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7.	Line of Credit

The Portfolio, along with other affiliated registered investment companies (the “Funds”), was party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 5, 2013 through November 4, 2014. The Funds pay an annualized commitment fee of 0.08% on the unused portion of the SCA. Prior to November 5, 2013, the Funds had another SCA with substantially similar terms. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly. The Portfolio did not utilize the SCA during the period ended December 31, 2013.

8.	Capital

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

9.	Ownership

As of December 31, 2013, substantially all shares of each Portfolio were owned of record by PALAC, Pruco Life Arizona, PLNJ and PICA on behalf of the owners of the variable insurance products issued by each of these entities.

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Financial Highlights

	AST Multi-Sector Fixed Income Portfolio
	February 25, 2013(c) through December 31, 2013(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.28
Net realized and unrealized loss on investments.	(0.61)

Total from investment operations	(0.33)

Net Asset Value, end of period	$9.67

Total Return(a)	(3.30)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$793.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.87	%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.87	%(e)
Net investment income	3.47	%(e)
Portfolio turnover rate	314	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

ADVANCED SERIES TRUST:

We have audited the accompanying statement of assets and liabilities of the AST Multi-Sector Fixed Income Portfolio (hereafter referred to as the “Portfolio”), a portfolio of Advanced Series Trust, including the schedule of investments, as of December 31, 2013, and the related statement of operations, statement of changes in net assets and financial highlights for the period February 25, 2013 (commencement of operations) to December 31, 2013. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the period described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 11, 2014

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INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees(1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Susan Davenport Austin (46) No. of Portfolios Overseen: 98	Vice Chairman (since 2013), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; President of Sheridan Gospel Network (Since 2004); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc. (1997-2000); Vice President, Salomon Brothers Inc. (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Chairman of the Board of Directors, Broadcast Music, Inc. (Since 2007); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	None.
Sherry S. Barrat (64) No. of Portfolios Overseen: 98	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011–June 2012); formerly, President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly, Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly, President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (formerly, FPL Group, Inc.) (1998-Present); Director of Arthur J. Gallagher & Company (since July 2013).
Kay Ryan Booth (63) No. of Portfolios Overseen: 98	Managing Director of Cappello Waterfield & Co. LLC (since 2011); formerly, Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008 – January 2009); formerly, Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly, Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.
Delayne Dedrick Gold (75) No. of Portfolios Overseen: 98	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None.
Robert F. Gunia (67) No. of Portfolios Overseen: 98	Independent Consultant (since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc.
W. Scott McDonald, Jr., Ph.D. (76) No. of Portfolios Overseen: 98	Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.	None.
Thomas T. Mooney (72) No. of Portfolios Overseen: 98	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.
Thomas M. O’Brien (63) No. of Portfolios Overseen: 98	Director, The BankUnited (NYSE: BKU) (since May 2012); Consultant, Valley National Bancorp, Inc. and Valley National Bank (since January 2012); Formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006 – January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

E1

Interested Trustees(1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robert F. O’Donnell (45) No. of Portfolios Overseen: 98	President of Prudential Annuities (since April 2012); Senior Vice President, Head of Product, Investment Management & Marketing for Prudential Annuities (October 2008 - April 2012); Senior Vice President, Head of Product (July 2004 - October 2008).	None.
Timothy S. Cronin (48) Number of Portfolios Overseen: 98	Chief Investment Officer and Strategist of Prudential Annuities (since January 2004); Director of Investment & Research Strategy (since February 1998); President of AST Investment Services, Inc. (since June 2005).	None.
Bruce W. Ferris (58) Number of Portfolios Overseen: 98	Senior Vice President, Sales and Distribution, Product, Marketing, Prudential Annuities (since May 2006); Vice President-Sales, The Hartford Insurance Company (October 1994-April 2005); Sales Manager, Aetna Investment Services (October 1993-September 1994).	None.

(1) The year that each Trustee joined the Trust’s Board is as follows: Susan Davenport Austin, 2011; Sherry S. Barrat, 2013; Kay Ryan Booth, 2013; Delayne Dedrick Gold, 2003; Robert F. Gunia, 2003; W. Scott McDonald, Jr. 2003; Thomas T. Mooney, 2003; Thomas M. O’Brien, 1992; Robert F. O’Donnell, 2012; Timothy S. Cronin, 2009; Bruce W. Ferris, 2013.

Trust Officers(a)(1)
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Raymond A. O’Hara (58) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Deborah A. Docs (56) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Kathleen DeNicholas (39) Assistant Secretary	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).
Claudia DiGiacomo (39) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).
Jonathan D. Shain (55) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Andrew R. French (51) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Bruce Karpati (44) Chief Compliance Officer	Chief Compliance Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, the Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (May 2013-Present); formerly National Chief (May 2012-May 2013) and Co-Chief (January 2010-May 2012) of the Asset Management Unit, Division of Enforcement, of the U.S. Securities & Exchange Commission; Assistant Regional Director (January 2005 -January 2010) of the U.S. Securities & Exchange Commission.
Theresa C. Thompson (51) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009 ).
Grace C. Torres (54) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (50) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.

E2

Trust Officers(a)(1)
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Peter Parrella (55) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Alan Fu (57) Assistant Treasurer	Vice President and Corporate Counsel - Tax, Prudential Financial, Inc. (since October 2003).

(a) Excludes Mr. O’Donnell and Mr. Cronin, Interested Trustees who also serve as President and Vice President, respectively.

(1) The year in which each individual became an Officer of the Trust is as follows: Raymond A. O’Hara, 2012; Deborah A. Docs, 2005; Kathleen DeNicholas, 2013; Claudia DiGiacomo, 2005; Jonathan D. Shain, 2005; Andrew R. French, 2006; Amanda S. Ryan, 2012; Bruce Karpati, 2013; Theresa C. Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 2003; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Alan Fu, 2006.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested”, as defined in the Investment Company Act of 1940, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC. Robert F. O’Donnell, Timothy S. Cronin and Bruce W. Ferris are Interested Trustees because they are employed by an affiliate of the Manager of the Trust.

Unless otherwise noted, the address of all Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

“No. of Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC (PI) and/or AST Investment Services, Inc. (ASTI) (collectively, the Manager) that are overseen by the Trustee. The investment companies for which PI and/or ASTI serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential’s Gibraltar Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Global Short Duration High Yield Fund, Inc.

E3

This report must be preceded or accompanied by the current prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Trust’s proxy voting policies and procedures is available, without charge, upon request by calling the appropriate phone number listed below. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Fund’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Fund’s website or by calling the telephone number referenced below.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract or the variable life insurance policy that you have chosen. Please refer to your variable product prospectus to determine which portfolios are available to you.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888.

Owners of Individual Life Insurance contracts should call (800) 778-2255.

The Advanced Series Trust is distributed by Prudential Annuities Distributors, Inc., One Corporate Drive, Shelton, CT, 06484, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888)778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

Prudential Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

0257192-00001-00    AST-AR-E

ADVANCED SERIES TRUST

ANNUAL REPORT • DECEMBER 31, 2013

This report is one of several that provides financial information about certain investment choices available under variable annuity contracts. Based on the variable annuity contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Trust’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

For information regarding enrollment in the e-Delivery program, please see the inside front cover of this report.

AST Money Market Portfolio

For information about enrolling in e-Delivery, please refer to the instructions below. Thank you.

Individual Annuity Contract Owners - To receive your reports online, go to www.annuities.prudential.com/investor/edelivery, or scan the code below.

Individual Life Insurance Contract Owners - To receive your reports online, go to www.prudential.com/edelivery, or scan the code below.

Advanced Series Trust Table of Contents	Annual Report	December 31, 2013

■	LETTER TO CONTRACT OWNERS

■	MANAGEMENT REVIEW

■	FEES AND EXPENSES TABLE

■	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	AST Money Market Portfolio	A1

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2013

■	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. The quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets over time. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Robert F. O’Donnell

President,

Advanced Series Trust	January 31, 2014

Advanced Series Trust (AST) Money Market Portfolio	December 31, 2013

Report of the Investment Managers - As of December 31, 2013

Average Annual Total Returns	7-Day* Current Net Yield	1-Year	5-Year	10-Year
Portfolio	0.00%	0.00%	0.06%	1.57%
Lipper (VIP) Money Market Funds Average	N/A	-0.03	0.02	1.51

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

7-DAY CURRENT NET YIELDS*

For the year ended December 31, 2013, the AST Money Market Portfolio returned 0.00%.

The Portfolio is subadvised by Prudential Investment Management, Inc. The Portfolio’s investment objective is to seek high current income and maintain high levels of liquidity.

The Portfolio performed in line with the return of the Lipper (VIP) Money Market Funds Average in 2013. On December 31, 2013, the Portfolio’s seven day current yield was 0.00%, compared with 0.00% on December 25, 2012.

The seven-day current yield and total return of the Portfolio remained near zero during the period. Throughout the year, the yields on all money market funds in the United States stayed at historically low levels, as the Federal Reserve (Fed) maintained its efforts to keep rates low in hopes of fueling economic growth. In mid-spring, comments by Fed Chairman Ben Bernanke suggesting the Fed might begin winding down its bond-buying program sooner rather than later, drove longer term rates higher. Overall, the markets remained volatile in anticipation of Fed tapering and in response to fiscal gridlock in Washington, D.C. which emerged early in the fourth quarter.

During the reporting period, the three-month LIBOR (the interest rate at which banks borrow funds from other banks) declined from 0.30% to 0.25% as it was evident that global efforts to support the banking system would continue. The Federal Funds effective rate ended the year at 0.07%

On average, the Portfolio’s weighted average maturity was well within its permitted limits as a flat yield curve and scarce supply provided few investment opportunities. Corporations took advantage of low interest rates to issue debt with maturities of longer than one year. At the same time, demand was strong for a limited number of shorter-term issues. As corporate spreads (the difference in yield between corporate bonds and government bonds of similar maturities) narrowed, the Portfolio focused on increasing its exposure to government securities. In the latter part of the year, fiscal policy antics in Washington, D.C. disrupted the short end of the U.S. Treasury market. U.S. treasuries maturing in October and November rose in yield, as investors avoided holding any security likely to defer payment, temporarily creating a buying opportunity for the Portfolio.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

*	Source: iMoneyNet, Inc. based on 270 funds in the iMoneyNet Prime Retail universe. Weekly 7-day current net yields of the Money Market Portfolio and the iMoneyNet Prime Retail universe as of December 31, 2013.

Lipper Variable Insurance Products (VIP) Money Market Funds Average The Lipper (VIP) Money Market Funds Average is calculated by Lipper Analytical Services, Inc., and reflects Funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days. These funds intend to keep constant net asset value. These returns are net of investment fees and fund expenses, but not product charges. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

An investment in a Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Prudential Investment Management, Inc. is a registered investment adviser and Prudential Financial company.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2013

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*
AST Money Market Portfolio	Actual	$1,000.00	$1,000.00	0.15%	$0.76
	Hypothetical	$1,000.00	$1,024.45	0.15%	$0.77

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2013, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2013 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST MONEY MARKET PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
CERTIFICATES OF DEPOSIT — 14.8%
Bank of Montreal	0.170%		03/14/14	$1,000	$999,940
Bank of Montreal	0.243	%(c)	06/18/14	12,000	12,000,000
Bank of Nova Scotia	0.190%		04/01/14	9,000	9,000,000
Bank of Nova Scotia	0.190%		04/14/14	3,000	3,000,000
Bank of Nova Scotia	0.244	%(c)	06/19/14	6,000	6,000,000
Bank of Nova Scotia Houston	0.597	%(c)	09/30/14	4,000	4,010,441
Bank of Nova Scotia Houston	0.666	%(c)	02/27/14	2,250	2,251,367
Bank of Tokyo-Mitsubishi UFJ Ltd.	0.120%		01/07/14	15,000	15,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd.	0.210%		01/10/14	12,000	12,000,000
Citibank NA	0.219	%(c)	06/05/14	10,000	10,000,000
Deutsche Bank AG	0.230%		02/28/14	7,200	7,200,000
JPMorgan Chase Bank NA	0.330%		02/18/14	9,000	9,000,000
Nordea Bank AB	0.175%		03/24/14	12,000	12,000,000
Norinchukin Bank (New York Branch)	0.190%		01/22/14	7,000	7,000,000
Rabobank Nederland (New York Branch)	0.323	%(c)	01/06/14	5,000	5,000,116
Royal Bank of Canada (New York Branch)	0.264	%(c)	10/17/14	3,000	3,000,000
Royal Bank of Canada (New York Branch)	0.300	%(c)	03/26/14	16,000	16,000,000
Societe Generale SA	0.210%		01/31/14	8,000	8,000,000
Sumitomo Mitsui Banking Corp. (New York Branch)	0.230%		01/13/14	12,000	12,000,000
Toronto Dominion Bank	0.235	%(c)	07/26/14	12,000	12,000,000
Wells Fargo Bank NA	0.210%		03/27/14	10,000	10,000,000
Wells Fargo Bank NA	0.238	%(c)	12/09/14	7,000	7,000,000

TOTAL CERTIFICATES OF DEPOSIT (amortized cost $182,461,864)					182,461,864

COMMERCIAL PAPER — 21.0%
ABN AMRO Funding USA LLC, 144A(n)	0.280%		01/06/14	4,000	3,999,844
ABN AMRO Funding USA LLC, 144A(n)	0.280%		01/07/14	7,000	6,999,673
BHP Billiton Finance (USA) Ltd., 144A(n)	0.150%		01/23/14	8,000	7,999,267
Caisse Centrale Desjardins du Quebec, 144A	0.258	%(c)	10/23/14	10,000	10,000,000
CPPIB Capital, Inc., 144A(n)	0.180%		01/16/14	14,000	13,998,950
DNB Bank ASA, 144A	0.249	%(c)	06/11/14	4,000	4,000,000
DNB Bank ASA, 144A	0.251	%(c)	09/10/14	11,000	11,000,000
DNB Bank ASA, 144A	0.321	%(c)	01/22/14	7,000	7,000,000
Electricite de France, 144A(n)	0.140%		01/13/14	6,000	5,999,720
Electricite de France, 144A(n)	0.200%		01/10/14	3,000	2,999,850
General Electric Capital Corp.(n)	0.200%		06/09/14	11,000	10,990,283
HSBC Bank PLC, 144A	0.319	%(c)	01/31/14	21,000	21,000,000
ING US Funding LLC(n)	0.180%		02/18/14	18,500	18,495,560
ING US Funding LLC(n)	0.220%		02/24/14	3,000	2,999,010
International Bank For Reconstruction & Development(n)	0.090%		01/30/14	5,500	5,499,601
International Bank For Reconstruction & Development(n)	0.100%		01/16/14	22,000	21,999,083
International Bank For Reconstruction & Development(n)	0.100%		02/05/14	4,000	3,999,611
International Finance Corp.(n)	0.095%		01/06/14	3,000	2,999,960
International Finance Corp.(n)	0.110%		02/19/14	2,000	1,999,701
JPMorgan Securities LLC, 144A(n)	0.300%		04/21/14	2,000	1,998,167
JPMorgan Securities LLC, 144A	0.365	%(c)	11/18/14	6,000	6,000,000
JPMorgan Securities LLC, 144A	0.367	%(c)	12/16/14	5,000	5,000,000
Monsanto Co., 144A(n)	0.270%		01/17/14	17,500	17,497,900
Nordea Bank AB, 144A(n)	0.245%		01/24/14	6,000	5,999,061
Nordea Bank AB, 144A(n)	0.250%		02/18/14	2,000	1,999,333
Philip Morris International, Inc., 144A(n)	0.150%		01/13/14	5,000	4,999,750
PNC Bank NA	0.240%		02/10/14	7,000	7,000,000
PNC Bank NA(n)	0.300%		08/25/14	9,000	8,982,300
PSP Capital, Inc., 144A(n)	0.130%		01/06/14	5,000	4,999,910

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL PAPER (Continued)
PSP Capital, Inc., 144A(n)	0.150%		02/19/14	$7,000	$6,998,571
Quebec (Province of), 144A(n)	0.150%		01/06/14	5,000	4,999,896
Skandinaviska Enskilda Banken AB, 144A(n)	0.210%		01/03/14	8,000	7,999,907
Societe Generale North America, Inc.(n)	0.245%		01/31/14	3,000	2,999,387
State Street Corp.(n)	0.160%		02/25/14	6,000	5,998,533

TOTAL COMMERCIAL PAPER (amortized cost $257,452,828)					257,452,828

OTHER CORPORATE OBLIGATIONS — 8.1%
Credit Suisse (New York Branch), Sr. Unsec’d. Notes	1.204	%(c)	01/14/14	8,500	8,503,080
General Electric Capital Corp., Sr. Unsec’d. Notes	1.093	%(c)	01/07/14	17,000	17,002,422
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	0.873	%(c)	04/07/14	2,000	2,002,945
MetLife Institutional Funding II, Sec’d. Notes, 144A	0.314	%(c)	01/10/14	5,000	5,000,000
Metropolitan Life Global Funding I, Sr. Sec’d. Notes, 144A.	5.125%		06/10/14	1,000	1,021,102
Mizuho Bank Ltd. (New York Branch)	0.220%		01/17/14	4,000	4,000,071
National Australia Bank Ltd., Sr. Unsec’d. Notes, 144A	2.250%		04/11/14	3,000	3,016,356
Principal Life Global Funding II, Sr. Sec’d. Notes, 144A	0.404	%(c)	09/19/14	3,000	3,002,842
Principal Life Global Funding II, Sr. Sec’d. Notes, 144A	0.868	%(c)	07/09/14	3,000	3,009,958
Rabobank Nederland, Bank Gtd. Notes	1.850%		01/10/14	5,000	5,002,050
Royal Bank of Canada, Sr. Unsec’d. Notes, MTN	0.473	%(c)	01/06/15	8,000	8,018,452
Royal Bank of Canada, Sr. Unsec’d. Notes, MTN	0.544	%(c)	04/17/14	1,000	1,000,875
Total Capital Canada Ltd., Gtd. Notes	0.624	%(c)	01/17/14	7,000	7,001,280
Toyota Motor Credit Corp., Sr. Unsec’d. Notes	0.243	%(c)	10/08/14	8,000	8,000,000
Toyota Motor Credit Corp., Sr. Unsec’d. Notes, MTN	0.253	%(c)	04/07/14	15,000	15,000,000
Toyota Motor Credit Corp., Unsec’d. Notes, MTN	0.403	%(c)	01/27/14	2,300	2,300,393
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	5.403	%(c)	06/01/14	7,000	7,149,354

TOTAL OTHER CORPORATE OBLIGATIONS (amortized cost $100,031,180)					100,031,180

REPURCHASE AGREEMENTS(m) — 1.6%
Morgan Stanley & Co., Inc., 0.040%, dated 12/30/13, due 01/06/14 in the amount of $13,000,101				13,000	13,000,000
Morgan Stanley & Co., Inc., 0.040%, dated 12/31/13, due 01/02/14 in the amount of $7,000,016				7,000	7,000,000

TOTAL REPURCHASE AGREEMENTS (amortized cost $20,000,000)					20,000,000

TIME DEPOSITS — 4.8%
Australia & New Zealand Banking Group Ltd.	0.250%		01/03/14	5,000	5,000,000
Australia & New Zealand Banking Group Ltd.	0.250%		01/15/14(g)	17,000	17,000,000
US Bank National Assoc.	0.150%		01/02/14	25,720	25,720,000
US Bank National Assoc.	0.150%		01/02/14	11,000	11,000,000

TOTAL TIME DEPOSITS (amortized cost $58,720,000)					58,720,000

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS — 36.1%
Federal Home Loan Bank(n)	0.005%		07/10/14	$6,000	$5,999,843
Federal Home Loan Bank(n)	0.035%		01/03/14	10,000	9,999,981
Federal Home Loan Bank(n)	0.050%		01/06/14	12,000	11,999,917
Federal Home Loan Bank	0.058	%(c)	01/27/14	7,000	6,999,704
Federal Home Loan Bank(n)	0.060%		01/03/14	5,000	4,999,983
Federal Home Loan Bank(n)	0.060%		02/10/14	7,000	6,999,533
Federal Home Loan Bank(n)	0.060%		02/21/14	5,000	4,999,575
Federal Home Loan Bank(n)	0.063%		01/02/14	32,000	31,999,944
Federal Home Loan Bank(n)	0.065%		01/24/14	10,000	9,999,617
Federal Home Loan Bank(n)	0.072%		02/07/14	9,000	8,999,334
Federal Home Loan Bank(n)	0.072%		03/26/14	14,000	13,997,648
Federal Home Loan Bank(n)	0.073%		02/07/14	6,000	5,999,553
Federal Home Loan Bank(n)	0.073%		02/07/14	6,000	5,999,537
Federal Home Loan Bank(n)	0.075%		01/29/14	18,000	17,998,950
Federal Home Loan Bank(n)	0.075%		02/12/14	7,000	6,999,387
Federal Home Loan Bank(n)	0.076%		01/29/14	5,000	4,999,704
Federal Home Loan Bank(n)	0.079%		02/12/14	4,500	4,499,585
Federal Home Loan Bank(n)	0.080%		02/03/14	7,000	6,999,487
Federal Home Loan Bank	0.082	%(c)	08/15/14	16,000	15,994,952
Federal Home Loan Bank	0.084	%(c)	01/17/14	14,000	13,999,938
Federal Home Loan Bank	0.084	%(c)	01/17/14	7,000	6,999,976
Federal Home Loan Bank	0.090%		01/30/14	9,000	8,999,844
Federal Home Loan Bank	0.090	%(c)	06/18/14	8,000	8,000,000
Federal Home Loan Bank(n)	0.100%		02/07/14	15,000	14,998,458
Federal Home Loan Bank(n)	0.105%		03/19/14	8,000	7,998,203
Federal Home Loan Bank	0.107	%(c)	02/28/14	17,000	16,999,249
Federal Home Loan Bank	0.108	%(c)	05/09/14	11,000	10,999,921
Federal Home Loan Bank	0.108	%(c)	05/15/14	9,000	8,999,919
Federal Home Loan Bank	0.109	%(c)	06/12/14	8,000	7,999,628
Federal Home Loan Bank	0.109	%(c)	08/12/14	8,000	7,999,756
Federal Home Loan Bank	0.109	%(c)	08/12/14	2,000	1,999,939
Federal Home Loan Bank(n)	0.110%		03/21/14	11,000	10,997,345
Federal Home Loan Bank	0.111	%(c)	08/19/14	3,000	3,000,000
Federal Home Loan Bank	0.112	%(c)	08/20/14	15,000	15,000,000
Federal Home Loan Bank	0.113	%(c)	12/08/14	14,000	13,999,664
Federal Home Loan Bank	0.115	%(c)	12/18/14	7,000	6,999,308
Federal Home Loan Bank	0.115	%(c)	03/26/15	8,000	8,000,000
Federal Home Loan Bank	0.117	%(c)	12/19/14	7,000	6,999,314
Federal Home Loan Bank	0.118	%(c)	04/04/14	12,000	11,999,845
Federal Home Loan Bank	0.129	%(c)	12/09/14	9,000	9,000,000
Federal Home Loan Bank	0.135	%(c)	06/26/14	4,000	4,000,490
Federal Home Loan Bank	0.142	%(c)	11/18/14	8,000	7,999,646
Federal Home Loan Bank	0.250%		02/14/14	13,000	13,002,923
Federal Home Loan Mortgage Corp.(n)	0.065%		01/06/14	5,000	4,999,955
Federal Home Loan Mortgage Corp.(n)	0.110%		01/21/14	25,000	24,998,472

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (amortized cost $443,478,027)					443,478,027

U.S. TREASURY OBLIGATIONS — 14.7%
U.S. Treasury Bills(n)	0.045%		01/30/14	31,000	30,998,876
U.S. Treasury Bills(n)	0.050%		02/06/14	13,000	12,999,350
U.S. Treasury Bills(n)	0.070%		02/13/14	9,000	8,999,247
U.S. Treasury Bills(n)	0.082%		02/20/14	10,000	9,998,854
U.S. Treasury Notes	0.250%		02/28/14-03/31/14	52,000	52,017,057
U.S. Treasury Notes	1.250%		02/15/14-03/15/14	33,000	33,063,812
U.S. Treasury Notes	1.750%		01/31/14	27,000	27,037,498

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes	1.875%	04/30/14	$5,000	$5,029,179

TOTAL U.S. TREASURY OBLIGATIONS (amortized cost $ 180,143,873)				180,143,873

TOTAL INVESTMENTS — 101.1% (amortized cost $ 1,242,287,772)				1,242,287,772
LIABILITIES IN EXCESS OF OTHER ASSETS — (1.1)%				(13,976,282)

NET ASSETS — 100.0%				$1,228,311,490

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
FHLMC	Federal Home Loan Mortgage Corporation
MTN	Medium Term Note
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2013.
(g)	Indicates a security that has been deemed illiquid.
(m)	Repurchase agreements are collateralized by FHLMC (coupon rates 3.50% - 4.00%, maturity dates 06/01/32 - 05/01/43), the aggregate value, including accrued interest, of $20,400,001.
(n)	Rate shown reflects yield to maturity at purchase date.

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Certificates of Deposit	$—	$182,461,864	$—
Commercial Paper	—	257,452,828	—
Other Corporate Obligations	—	100,031,180	—
Repurchase Agreements	—	20,000,000	—
Time Deposits	—	58,720,000	—
U.S. Government Agency Obligations	—	443,478,027	—
U.S. Treasury Obligations	—	180,143,873	—

Total	$—	$1,242,287,772	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

U.S. Government Agency Obligations	36.1%
Commercial Paper	21.0
Certificates of Deposit	14.8
U.S. Treasury Obligations	14.7
Other Corporate Obligations	8.1
Time Deposits	4.8
Repurchase Agreements	1.6

101.1
Liabilities in excess of other assets	(1.1)

100.0%

The Portfolio invested in financial instruments during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Repurchase agreements	$20,000,000	$—	$—	$ 20,000,000

Collateral Amount Pledged/(Received):
Repurchase agreements				(20,000,000)

Net Amount				$ —

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST MONEY MARKET PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments at amortized cost which approximates fair value:
Unaffiliated investments	$1,242,287,772
Cash	924
Receivable for fund share sold	5,024,255
Interest receivable	898,356
Prepaid expenses	29,230

Total Assets	1,248,240,537

LIABILITIES:
Payable for fund share repurchased	13,798,173
Payable for investments purchased	5,999,843
Accrued expenses and other liabilities	70,261
Advisory fees payable	43,858
Distribution fee payable	16,495
Affiliated transfer agent fee payable	417

Total Liabilities	19,929,047

NET ASSETS	$1,228,311,490

Net assets were comprised of:
Paid-in capital	$1,227,695,749
Retained earnings	615,741

Net assets, December 31, 2013	$1,228,311,490

Net asset value and redemption price per share, $1,228,311,490 / 1,227,718,201 outstanding shares of beneficial interest	$1.00

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Interest income	$2,806,215

EXPENSES
Advisory fees	7,671,572
Distribution fee	1,301,717
Shareholder servicing fees and expenses	312,402
Custodian and accounting fees	194,000
Insurance expenses	30,000
Trustees’ fees	25,000
Audit fee	24,000
Shareholders’ reports	15,000
Legal fees and expenses	13,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600) (Note 4)	9,000
Miscellaneous	19,027

Total expenses	9,614,718
Less: advisory fee waivers and/or expense reimbursement	(6,711,419)
Less: shareholder servicing fee waiver	(97,084)

Net expenses	2,806,215

NET INVESTMENT INCOME	—

NET REALIZED GAIN ON INVESTMENTS
Net realized gain on investment transactions	116,066

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$116,066

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$—	$315,274
Net realized gain on investment transactions	116,066	74,378

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	116,066	389,652

DISTRIBUTIONS	—	(315,343)

FUND SHARE TRANSACTIONS:
Fund share sold [927,718,895 and 2,505,012,163 shares, respectively]	927,718,895	2,505,012,163
Fund share issued in reinvestment/payment of distributions [0 and 310,147 shares, respectively]	—	310,147
Fund share repurchased [1,968,256,464 and 2,953,861,857 shares, respectively]	(1,968,256,463)	(2,953,861,858)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(1,040,537,568)	(448,539,548)

TOTAL DECREASE IN NET ASSETS	(1,040,421,502)	(448,465,239)
NET ASSETS:
Beginning of year	2,268,732,992	2,717,198,231

End of year	$1,228,311,490	$2,268,732,992

SEE NOTES TO FINANCIAL STATEMENTS.

A6

NOTES TO THE FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1. General

Advanced Series Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at December 31, 2013 consisted of 78 separate Portfolios (“Portfolios”). The information presented in these financial statements pertains to the AST Money Market Portfolio (the “Portfolio” or “Money Market”). The investment objective of the Portfolio is high current income and to maintain high levels of liquidity.

Shares of each Portfolio may only be purchased by separate accounts of Participating Insurance Companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies (“Contractholders”). These separate accounts place orders to purchase and redeem shares of the Trust primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies.

2. Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Security Valuation:    Each Portfolio holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and Prudential Investments LLC (“PI”), the co-managers of the Trust (together the “Investment Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how each Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Schedule of Investments.

Common stocks, exchange-traded funds, and derivative instruments that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

B1

The Portfolio’s securities are valued using the amortized cost method, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value heirarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Portfolio securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, the Portfolio may invest up to 10% of its net assets in illiquid securities. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Loan Participations:    Certain Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Master Netting Arrangements:    Certain Portfolios are subject to various Master Agreements, or netting arrangements, with select counterparties. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

Delayed-Delivery Transactions:    Certain Portfolios may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined

B2

price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains and losses with respect to the security.

Concentration of Risk:    The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management, that may differ from actual.

Taxes:    For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. Federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of the Portfolios’ partners (Participating Insurance Companies). The Portfolios are not generally subject to entity-level taxation. Partners of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends and interest and foreign capital gains tax are accrued in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded.

Distributions:    Distributions from the Portfolio are made in cash and are recorded on the ex-dividend date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements

The Portfolios have entered into investment management agreements with AST Investment Services, Inc. and Prudential Investments LLC (“PI”); the co-managers (together the “Investment Manager”) which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. At December 31, 2013, the Investment Manager has engaged Prudential Investment Management, Inc. (“PIM”) as Subadviser for Money Market.

Advisory Fees and Expense Limitations:    The Investment Manager receives a fee, accrued daily and payable monthly, based on the annual rate specified below, using the value of the Portfolio’s average daily net assets. The Investment Manager pays the Subadviser a fee as compensation for advisory services provided to the Portfolio. All amounts paid or payable by the Portfolio to the Investment Manager, under the agreement, are reflected in the Statements of Operations.

	Advisory Fee through February 24, 2013	Advisory Fee at December 31, 2013	Effective Advisory Fee
Money Market	0.50%	0.49% first $300 million;	0.06	%*
		0.48% on next $200 million;
		0.47% on next $250 million;
		0.46% on next 2.5 billion;
		0.45% on next 2.75 billion;
		0.42% on next $4 billion;
		0.40% in excess of $10 billion

*

The Investment Manager has voluntarily agreed to limit the advisory fees of the Money Market Portfolio such that the 1-day yield of the Portfolio (without gain or loss) does not fall below 0.00%. The waiver/reimbursement is voluntary and may be modified or terminated by the Investment Manager at any time without notice. During the year ended December 31, 2013, the Investment Manager has reimbursed the Portfolio as a result of this voluntary agreement in the amount of $6,711,419, 0.42% of the Money Market Portfolio’s average daily net assets.

B3

AST Investment Services, Inc., PI and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4. Other Transactions with Affiliates

The Trust has entered into an agreement with the following affiliated entities: Prudential Insurance Company of America (“PICA”), Pruco Life Insurance Company (“PLAZ”), Pruco Life Insurance Company of New Jersey (“PLNJ”), Prudential Retirement Insurance and Annuity Company (“PRIAC”), Pramerica of Bermuda Life Assurance Company, Ltd., Prudential Annuities Life Assurance Corporation (“PALAC”), and Prudential Annuities Distributors, Inc. (“PAD”), each an indirect, wholly-owned subsidiary of Prudential Financial, Inc., and certain unaffiliated entities pursuant to which the Portfolios paid such affiliated and unaffiliated entities a shareholder servicing fee at an annual rate of 0.10% of each Portfolio’s average daily net assets through February 24, 2013. The Investment Manager had voluntarily agreed to waive a portion of the 0.10% shareholder servicing fee based on the following fee structure: 0.10% on the average daily net assets up to $300 million (no waiver), 0.08% on average daily net assets of the next $200 million (0.02% waiver), 0.07% on average daily net assets of the next $250 million (0.03% waiver), and 0.06% on average daily net assets in excess of $750 million (0.04% waiver).

Effective February 25, 2013, PAD serves as the distributor for the shares of each Portfolio of the Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. The Trust has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio of the Trust. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.10% of the average daily net assets of each Portfolio.

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and Trustees of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

5. TaxInformation

All Portfolios are treated as partnerships for tax purposes. The character of the cash distributions made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each partner will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provisions for income tax are required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

B4

7. Ownership

As of December 31, 2013, substantially all shares of each Portfolio were owned of record by PALAC, Pruco Life Arizona, PLNJ and PICA on behalf of the owners of the variable insurance products issued by each of these entities.

B5

Financial Highlights

	AST Money Market Portfolio
	Year Ended December 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Income From Investment Operations:
Net investment income and realized gains	— (b)	— (b)	— (b)	— (b)	— (b)

Less Distributions:	—	— (b)	— (b)	— (b)	— (b)

Net Asset Value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(a)	.00%	.01%	.02%	.03%	.25%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,228.3	$2,268.7	$2,717.2	$3,217.9	$2,821.0
Ratios to average net assets:
Expenses After Waivers and/or Expense Reimbursement	.17%	.21%	.18%	.26%	.45%
Expenses Before Waivers and/or Expense Reimbursement	.60%	.61%	.62%	.62%	.62%
Net investment income	.00%	.01%	.02%	.02%	.24%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

ADVANCED SERIES TRUST:

We have audited the accompanying statement of assets and liabilities of the AST Money Market Portfolio (hereafter referred to as the “Portfolio”), a portfolio of Advanced Series Trust, including the schedule of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 11, 2014

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees(1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Susan Davenport Austin (46) No. of Portfolios Overseen: 98	Vice Chairman (since 2013), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; President of Sheridan Gospel Network (Since 2004); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc. (1997-2000); Vice President, Salomon Brothers Inc. (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Chairman of the Board of Directors, Broadcast Music, Inc. (Since 2007); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	None.
Sherry S. Barrat (64) No. of Portfolios Overseen: 98	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011–June 2012); formerly, President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly, Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly, President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (formerly, FPL Group, Inc.) (1998-Present); Director of Arthur J. Gallagher & Company (since July 2013).
Kay Ryan Booth (63) No. of Portfolios Overseen: 98	Managing Director of Cappello Waterfield & Co. LLC (since 2011); formerly, Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008 – January 2009); formerly, Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly, Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.
Delayne Dedrick Gold (75) No. of Portfolios Overseen: 98	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None.
Robert F. Gunia (67) No. of Portfolios Overseen: 98	Independent Consultant (since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc.
W. Scott McDonald, Jr., Ph.D. (76) No. of Portfolios Overseen: 98	Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.	None.
Thomas T. Mooney (72) No. of Portfolios Overseen: 98	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.
Thomas M. O’Brien (63) No. of Portfolios Overseen: 98	Director, The BankUnited (NYSE: BKU) (since May 2012); Consultant, Valley National Bancorp, Inc. and Valley National Bank (since January 2012); Formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006 – January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

E1

Interested Trustees(1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robert F. O’Donnell (45) No. of Portfolios Overseen: 98	President of Prudential Annuities (since April 2012); Senior Vice President, Head of Product, Investment Management & Marketing for Prudential Annuities (October 2008 - April 2012); Senior Vice President, Head of Product (July 2004 - October 2008).	None.
Timothy S. Cronin (48) Number of Portfolios Overseen: 98	Chief Investment Officer and Strategist of Prudential Annuities (since January 2004); Director of Investment & Research Strategy (since February 1998); President of AST Investment Services, Inc. (since June 2005).	None.
Bruce W. Ferris (58) Number of Portfolios Overseen: 98	Senior Vice President, Sales and Distribution, Product, Marketing, Prudential Annuities (since May 2006); Vice President-Sales, The Hartford Insurance Company (October 1994-April 2005); Sales Manager, Aetna Investment Services (October 1993-September 1994).	None.

(1) The year that each Trustee joined the Trust’s Board is as follows: Susan Davenport Austin, 2011; Sherry S. Barrat, 2013; Kay Ryan Booth, 2013; Delayne Dedrick Gold, 2003; Robert F. Gunia, 2003; W. Scott McDonald, Jr. 2003; Thomas T. Mooney, 2003; Thomas M. O’Brien, 1992; Robert F. O’Donnell, 2012; Timothy S. Cronin, 2009; Bruce W. Ferris, 2013.

Trust Officers(a)(1)
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Raymond A. O’Hara (58) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Deborah A. Docs (56) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Kathleen DeNicholas (39) Assistant Secretary	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).
Claudia DiGiacomo (39) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).
Jonathan D. Shain (55) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Andrew R. French (51) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Bruce Karpati (44) Chief Compliance Officer	Chief Compliance Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, the Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (May 2013-Present); formerly National Chief (May 2012-May 2013) and Co-Chief (January 2010-May 2012) of the Asset Management Unit, Division of Enforcement, of the U.S. Securities & Exchange Commission; Assistant Regional Director (January 2005 -January 2010) of the U.S. Securities & Exchange Commission.
Theresa C. Thompson (51) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009 ).
Grace C. Torres (54) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (50) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.

E2

Trust Officers(a)(1)
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Peter Parrella (55) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Alan Fu (57) Assistant Treasurer	Vice President and Corporate Counsel - Tax, Prudential Financial, Inc. (since October 2003).

(a) Excludes Mr. O’Donnell and Mr. Cronin, Interested Trustees who also serve as President and Vice President, respectively.

(1) The year in which each individual became an Officer of the Trust is as follows: Raymond A. O’Hara, 2012; Deborah A. Docs, 2005; Kathleen DeNicholas, 2013; Claudia DiGiacomo, 2005; Jonathan D. Shain, 2005; Andrew R. French, 2006; Amanda S. Ryan, 2012; Bruce Karpati, 2013; Theresa C. Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 2003; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Alan Fu, 2006.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested”, as defined in the Investment Company Act of 1940, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC. Robert F. O’Donnell, Timothy S. Cronin and Bruce W. Ferris are Interested Trustees because they are employed by an affiliate of the Manager of the Trust.

Unless otherwise noted, the address of all Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

“No. of Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC (PI) and/or AST Investment Services, Inc. (ASTI) (collectively, the Manager) that are overseen by the Trustee. The investment companies for which PI and/or ASTI serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential’s Gibraltar Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Global Short Duration High Yield Fund, Inc.

E3

This report must be preceded or accompanied by the current prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Trust’s proxy voting policies and procedures is available, without charge, upon request by calling the appropriate phone number listed below. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Fund’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Fund’s website or by calling the telephone number referenced below.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract or the variable life insurance policy that you have chosen. Please refer to your variable product prospectus to determine which portfolios are available to you.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888.

Owners of Individual Life Insurance contracts should call (800) 778-2255.

The Advanced Series Trust is distributed by Prudential Annuities Distributors, Inc., One Corporate Drive, Shelton, CT, 06484, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888)778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

Prudential Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

0257447-00002-00    AST-AR-F

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Thomas M. O’Brien, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2013 and December 31, 2012, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $2,569,500 and $2,274,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2013 and 2012. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2013 and 2012 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5	–	Audit Committee of Listed Registrants – Not applicable.

Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10	–	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	–	Controls and Procedures

	(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

	(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits

	(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

		(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

		(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

	(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Advanced Series Trust

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	February 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Timothy S. Cronin
Timothy S. Cronin
Acting Principal Executive Officer

Date:	February 27, 2014

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	February 27, 2014